UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2021

2021 Annual Report

iShares Trust

•	iShares 0-5 Year TIPS Bond ETF | STIP | NYSE Arca

•	iShares TIPS Bond ETF | TIP | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market declined slightly for the 12 months ended October 31, 2021 (“reporting period”). The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -0.48%.

The U.S. economy continued to recover from the effects of the coronavirus pandemic, growing at a brisk pace during the reporting period. Driven by strong consumer spending and significant fiscal and monetary stimulus, U.S. growth outpaced most other developed economies. An ongoing COVID-19 vaccination program helped accelerate the easing of pandemic-related restrictions, and consumers returned to activities that were previously curtailed, such as travel, restaurant dining, and in-person shopping. Spending on goods also remained elevated, leading imports to rise to an all-time high.

However, this robust consumer demand combined with continued pandemic-related disruptions to the global supply chain led to significantly higher inflation. Similarly, in the labor market, the reopening economy and pent-up demand meant that hiring accelerated, and the unemployment rate fell substantially. Nonetheless, total employment remained notably below pre-pandemic levels and job openings reached a record high despite rising wages. Elevated demand drove an increase in industrial production, although rising commodities prices and supply delays constrained growth, particularly late in the reporting period. The emergence of the highly contagious Delta variant, which was responsible for a significant rise in cases beginning late in summer 2021, also weighed on the economy.

The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchasing program. The Fed indicated that it would begin slowing its bond buying activities late in 2021 and signaled that an interest rate increase could be possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

U.S. Treasuries declined, as inflation increased, and investors moved toward equities and lower-rated bonds. Rising domestic inflation expectations pressured U.S. Treasuries, which typically lose value in an inflationary environment. U.S. Treasury yields (which move inversely to prices) began the reporting period near historic lows, but generally rose as inflation increased and the economy continued to strengthen. Yields of U.S. Treasuries with intermediate- and long-term maturities, which are more sensitive to inflation, generally increased more than short-term U.S. Treasuries. However, long-term U.S. Treasury yields rose less than intermediate-term U.S. Treasury yields, with two-year, 10-year, and 30-year U.S. Treasury yields rising by 0.34%, 0.67%, and 0.28%, respectively.

Mortgage-backed securities (“MBS”) declined slightly, despite ongoing support from Fed bond purchasing. MBS performance was constrained by prepayments, as homeowners took advantage of low mortgage rates to refinance their mortgages at a lower interest rate.

On the upside, most corporate bonds advanced for the reporting period, particularly lower-rated corporate bonds. A narrowing yield spread (the difference between yields on corporate bonds and U.S. Treasuries) buoyed the performance of corporate bonds compared to U.S. Treasuries. Investors’ ongoing search for yield in a low interest rate environment drove the decline in the yield spread and supported corporate bond prices. High-yield bonds gained the most, as investors’ concerns about solvency abated alongside the growing economy, and the Fed’s support led to high investor confidence. Corporate bond issuance was elevated by historical standards as companies took advantage of low yields to refinance and lock in advantageous borrowing costs.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® 0-5 Year TIPS Bond ETF

Investment Objective

The iShares 0-5 Year TIPS Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds with remaining maturities of less than five years, as represented by the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) (the “Index”) (formerly the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included i the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	6.55%	3.21%	1.73%	6.55%	17.09%	18.70%
Fund Market	6.52	3.21	1.73	6.52	17.13	18.68
Index	6.45	3.18	1.78	6.45	16.94	19.32

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,028.80	$0.26		$1,000.00	$1,025.00	$0.26		0.05%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® 0-5 Year TIPS Bond ETF

Portfolio Management Commentary

U.S. Treasury inflation-protected securities (“TIPS”) advanced solidly for the reporting period as real interest rates declined despite rising nominal interest rates. Rising inflation and inflation expectations drove strong demand for the real income offered by TIPS.

U.S. consumer prices, as measured by the Consumer Price Index, rose to a 31-year high of 6.2% year-over-year as of October 2021, which was faster than investors expected, with costs linked to shelter, food, new vehicles, and energy driving most of the increase. Prices rose amid a combination of pent-up consumer demand and supply-chain shortages, both due to disruptions related to the coronavirus pandemic. Likewise, labor shortages and job resignations drove wage growth to a 40-year high, which increased inflationary pressure.

The five-year, five-year forward “breakeven” inflation rate, which measures expectations for annualized inflation five years from the present, rose during the reporting period, finishing at 2.13%. Though headline inflation, which includes all price categories, is higher at present, market yields continued to reflect expectations for a return to more moderate inflation once the economy regained its footing. In this environment, the Index’s intermediate-term TIPS contributed significantly to the Index’s return, followed by shorter-term TIPS, as declining real interest rates benefited longer-term TIPS the most.

Portfolio Information

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)
0-1 Year	13.6%
1-2 Years	20.4
2-3 Years	27.0
3-4 Years	23.1
4-5 Years	15.0
5-6 Years	0.9

(a)	Excludes money market funds.

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/25	15.2%
U.S. Treasury Inflation-Indexed Bonds, 0.63%, 04/15/23	12.6
U.S. Treasury Inflation-Indexed Bonds, 0.63%, 01/15/24	9.8
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 10/15/24	8.4
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 01/15/23	7.8

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® TIPS Bond ETF

Investment Objective

The iShares TIPS Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds, as represented by the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Index”) (formerly the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	6.67%	4.48%	2.90%	6.67%	24.53%	33.15%
Fund Market	6.76	4.47	2.88	6.76	24.47	32.78
Index	7.07	4.66	3.05	7.07	25.55	35.05

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,047.00	$0.93		$1,000.00	$1,024.30	$0.92		0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021 (continued)	iShares® TIPS Bond ETF

Portfolio Management Commentary

U.S. Treasury inflation-protected securities (“TIPS”) advanced for the reporting period as real interest rates declined despite rising nominal interest rates. Rising inflation and inflation expectations drove strong demand for the real income offered by TIPS.

U.S. consumer prices, as measured by the Consumer Price Index, rose to a 31-year high of 6.2% year-over-year as of October 2021, which was faster than investors expected, with costs linked to shelter, food, new vehicles, and energy driving most of the increase. Prices rose amid a combination of pent-up consumer demand and supply-chain shortages, both due to disruptions related to the coronavirus pandemic. Likewise, labor shortages and job resignations drove wage growth to a 40-year high, which increased inflationary pressure.

The five-year, five-year forward “breakeven” inflation rate, which measures expectations for annualized inflation five years from the present, rose during the reporting period, finishing at 2.13%. Though headline inflation, which includes all price categories, is higher at present, market yields continued to reflect expectations for a return to more moderate inflation once the economy regains its footing. In this environment, intermediate-term TIPS contributed the most to the Index’s return, followed by long-term TIPS. Short-term TIPS also contributed modestly.

Portfolio Information

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)
1-5 Years	46.7%
5-10 Years	35.8
15-20 Years	1.5
More than 20 Years	16.0

(a)	Excludes money market funds.

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
U.S. Treasury Inflation-Indexed Bonds, 0.50%, 04/15/24	8.2%
U.S. Treasury Inflation-Indexed Bonds, 0.63%, 01/15/26	7.0
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 01/15/30	6.4
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/25	6.3
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 01/15/23	4.3

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments October 31, 2021	iShares® 0-5 Year TIPS Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.9%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 01/15/22	$265,581	$268,012,225
0.13%, 04/15/22	328,778	335,005,022
0.13%, 07/15/22	401,146	412,470,089
0.13%, 01/15/23	560,532	581,949,870
0.13%, 07/15/24	405,280	434,749,307
0.13%, 10/15/24	584,075	627,972,650
0.13%, 04/15/25	1,056,788	1,139,212,924
0.13%, 10/15/25	341,664	371,502,305
0.13%, 04/15/26(a)	519,297	565,769,109
0.13%, 07/15/26	388,593	426,062,458
0.13%, 10/15/26	41,431	45,435,547
0.25%, 01/15/25	202,837	218,966,006
0.38%, 07/15/27	61,822	69,170,601
0.50%, 04/15/24	210,768	226,113,897
0.63%, 04/15/23	896,275	942,401,671
0.63%, 01/15/24	683,653	732,035,862
0.63%, 01/15/26	80,022	88,702,345

		7,485,531,888

Total U.S. Government Obligations — 99.9% (Cost: $7,385,233,935)		7,485,531,888

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 7.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)(d)	558,699	$558,699,039

Total Short-Term Investments — 7.4% (Cost: $ 558,699,039)		558,699,039

Total Investments in Securities — 107.3% (Cost: $ 7,943,932,974)		8,044,230,927

Other Assets, Less Liabilities — (7.3)%		(548,538,704)

Net Assets — 100.0%		$7,495,692,223

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$2,220,000	$556,479,039	(a)	$—	$—	$—	$558,699,039	558,699	$140,746	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
U.S. Government Obligations	$—	$7,485,531,888	$—	$7,485,531,888
Money Market Funds	558,699,039	—	—	558,699,039

	$558,699,039	$7,485,531,888	$—	$8,044,230,927

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® TIPS Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.8%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 01/15/22	$115	$115,853
0.13%, 04/15/22	3,304	3,366,839
0.13%, 07/15/22	5,807	5,970,469
0.13%, 01/15/23	1,491,040	1,548,012,410
0.13%, 07/15/24	303,612	325,688,103
0.13%, 10/15/24	1,068,612	1,148,925,179
0.13%, 04/15/25	2,082,545	2,244,974,692
0.13%, 10/15/25	344,001	374,043,989
0.13%, 04/15/26(a)	914,246	996,062,130
0.13%, 07/15/26	888,727	974,420,835
0.13%, 10/15/26	20,243	22,199,618
0.13%, 01/15/30	2,072,004	2,297,147,779
0.13%, 07/15/30	1,060,424	1,181,514,114
0.13%, 01/15/31	1,247,537	1,385,565,010
0.13%, 07/15/31	457,641	510,150,805
0.13%, 02/15/51	493,679	561,824,444
0.25%, 01/15/25	784,710	847,106,587
0.25%, 07/15/29	173,579	194,687,219
0.25%, 02/15/50	66,116	77,109,175
0.38%, 07/15/23	550,819	582,942,049
0.38%, 07/15/25	51,639	56,597,360
0.38%, 01/15/27	1,196,006	1,327,751,157
0.38%, 07/15/27	1,045,990	1,170,319,328
0.50%, 04/15/24	2,737,933	2,937,285,990
0.50%, 01/15/28	752,315	846,458,286
0.63%, 04/15/23	1,374,398	1,445,131,682
0.63%, 01/15/24	334,314	357,973,133
0.63%, 01/15/26	2,275,240	2,522,052,033
0.63%, 02/15/43	156,253	190,101,010
0.75%, 07/15/28	483,599	556,548,421
0.75%, 02/15/42	721,567	897,430,426
0.75%, 02/15/45	1,193,997	1,501,547,615
0.88%, 01/15/29	859,827	999,259,427
0.88%, 02/15/47	221,307	291,188,943
1.00%, 02/15/46	458,717	611,739,448
1.00%, 02/15/48	210,845	287,349,899

Security	Par/ Shares (000)	Value

U.S. Government Obligations (continued)
1.00%, 02/15/49	$133,671	$184,314,422
1.38%, 02/15/44	815,326	1,137,529,228
1.75%, 01/15/28	821,308	992,037,681
2.00%, 01/15/26	290,488	339,704,412
2.13%, 02/15/40	223,678	337,963,699
2.13%, 02/15/41	130,450	199,640,084
2.50%, 01/15/29	416,507	535,606,600
3.63%, 04/15/28	228,277	305,695,346
3.88%, 04/15/29	353,022	494,433,874
U.S. Treasury Note/Bond
0.75%, 05/31/26	2,809	2,759,404
1.25%, 04/30/28	833	824,475
1.88%, 02/15/51	86	84,616
2.38%, 05/15/51	260	285,878

		35,811,441,176

Total U.S. Government Obligations — 99.8% (Cost: $34,707,146,971)		35,811,441,176

Short-Term Investments

Money Market Funds — 2.8%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)(d)	1,004,367	1,004,366,960

Total Short-Term Investments — 2.8% (Cost: $1,004,366,960)		1,004,366,960

Total Investments in Securities — 102.6% (Cost: $35,711,513,931)		36,815,808,136

Other Assets, Less Liabilities — (2.6)%		(947,172,836)

Net Assets — 100.0%		$35,868,635,300

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$237,610,000	$766,756,960	(a)	$—	$—	$—	$1,004,366,960	1,004,367	$535,937	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2021	iShares® TIPS Bond ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
U.S. Government Obligations	$—	$35,811,441,176	$—	$35,811,441,176
Money Market Funds	1,004,366,960	—	—	1,004,366,960

	$ 1,004,366,960	$35,811,441,176	$ —	$36,815,808,136

See notes to financial statements.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2021

	iShares 0-5 Year TIPS Bond ETF	iShares TIPS Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$7,485,531,888	$35,811,441,176
Affiliated(c)	558,699,039	1,004,366,960
Cash	5,381	4,412
Receivables:
Securities lending income — Affiliated	52,445	121,284
Capital shares sold	2,888,350	211,534
Dividends	163	228
Interest	2,942,089	37,207,858

Total assets	8,050,119,355	36,853,353,452

LIABILITIES
Collateral on securities loaned, at value	551,449,039	979,286,960
Payables:
Investments purchased	2,617,463	—
Capital shares redeemed	61,137	—
Investment advisory fees	299,493	5,431,192

Total liabilities	554,427,132	984,718,152

NET ASSETS	$7,495,692,223	$35,868,635,300

NET ASSETS CONSIST OF:
Paid-in capital	$7,391,391,227	$34,764,307,717
Accumulated earnings	104,300,996	1,104,327,583

NET ASSETS	$7,495,692,223	$35,868,635,300

Shares outstanding	70,750,000	278,900,000

Net asset value	$105.95	$128.61

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$517,929,455	$919,761,442
(b) Investments, at cost — Unaffiliated	$7,385,233,935	$34,707,146,971
(c) Investments, at cost — Affiliated	$558,699,039	$1,004,366,960

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Statements of Operations

Year Ended October 31, 2021

	iShares 0-5 Year TIPS Bond ETF	iShares TIPS Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$15,562	$125,862
Interest — Unaffiliated(a)	207,830,672	1,151,511,646
Securities lending income — Affiliated — net	125,184	410,075

Total investment income	207,971,418	1,152,047,583

EXPENSES
Investment advisory fees	2,438,584	52,943,482
Miscellaneous	173	173

Total expenses	2,438,757	52,943,655

Net investment income	205,532,661	1,099,103,928

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	5,915,273	73,668,578
In-kind redemptions — Unaffiliated	33,951,541	750,472,409

Net realized gain	39,866,814	824,140,987

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	46,409,311	(129,747,390)

Net change in unrealized appreciation (depreciation)	46,409,311	(129,747,390)

Net realized and unrealized gain	86,276,125	694,393,597

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$291,808,786	$1,793,497,525

(a)	Includes net inflationary and deflationary adjustments to income. See Note 4 of the Notes to Financial Statements.

See notes to financial statements.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares 0-5 Year TIPS Bond ETF		iShares TIPS Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$205,532,661	$37,892,068	$1,099,103,928	$273,038,955
Net realized gain	39,866,814	15,682,308	824,140,987	584,202,731
Net change in unrealized appreciation (depreciation)	46,409,311	45,424,971	(129,747,390)	844,489,405

Net increase in net assets resulting from operations	291,808,786	98,999,347	1,793,497,525	1,701,731,091

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(209,931,933)	(31,164,818)	(1,131,771,551)	(217,015,937)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,572,586,705	429,533,086	11,250,572,331	2,035,559,335

NET ASSETS
Total increase in net assets	4,654,463,558	497,367,615	11,912,298,305	3,520,274,489
Beginning of year	2,841,228,665	2,343,861,050	23,956,336,995	20,436,062,506

End of year	$7,495,692,223	$2,841,228,665	$35,868,635,300	$23,956,336,995

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Financial Highlights

(For a share outstanding throughout each period)

	iShares 0-5 Year TIPS Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$103.32	$100.17	$98.21	$100.52	$101.05

Net investment income(a)	4.52	1.62	2.05	2.61	1.50
Net realized and unrealized gain (loss)(b)	2.17	2.85	2.02	(2.22)	(0.92)

Net increase from investment operations	6.69	4.47	4.07	0.39	0.58

Distributions(c)
From net investment income	(4.06)	(1.32)	(2.11)	(2.70)	(1.11)

Total distributions	(4.06)	(1.32)	(2.11)	(2.70)	(1.11)

Net asset value, end of year	$105.95	$103.32	$100.17	$98.21	$100.52

Total Return(d)
Based on net asset value	6.55%	4.49%	4.17%	0.39%	0.58%

Ratios to Average Net Assets
Total expenses	0.05%	0.06%	0.06%	0.06%	0.09%

Net investment income	4.28%	1.59%	2.07%	2.62%	1.49%

Supplemental Data
Net assets, end of year (000)	$7,495,692	$2,841,229	$2,343,861	$2,199,887	$1,326,873

Portfolio turnover rate(e)	36%	72%	58%	40%	27%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares TIPS Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$125.29	$116.11	$108.83	$113.73	$115.74

Net investment income(a)	4.90	1.56	2.11	3.14	2.14
Net realized and unrealized gain (loss)(b)	3.33	8.87	7.41	(4.63)	(2.41)

Net increase (decrease) from investment operations	8.23	10.43	9.52	(1.49)	(0.27)

Distributions(c)
From net investment income	(4.91)	(1.25)	(2.24)	(3.41)	(1.74)

Total distributions	(4.91)	(1.25)	(2.24)	(3.41)	(1.74)

Net asset value, end of year	$128.61	$125.29	$116.11	$108.83	$113.73

Total Return(d)
Based on net asset value	6.67%	9.02%	8.80%	(1.36)%	(0.23)%

Ratios to Average Net Assets
Total expenses	0.19%	0.19%	0.19%	0.19%	0.20%

Net investment income	3.84%	1.29%	1.87%	2.80%	1.88%

Supplemental Data
Net assets, end of year (000)	$35,868,635	$23,956,337	$20,436,063	$22,223,190	$23,633,497

Portfolio turnover rate(e)	34%	53%	17%	21%	32%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
0-5 Year TIPS Bond	Diversified
TIPS Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
0-5 Year TIPS Bond
Barclays Capital, Inc.	$370,623,682	$370,623,682		$—	$—
Deutsche Bank Securities, Inc.	113,629,354	113,629,354		—	—
J.P. Morgan Securities LLC	33,676,419	33,676,419		—	—

	$517,929,455	$517,929,455		$—	$—

TIPS Bond
Barclays Capital, Inc.	$344,735,398	$344,735,398		$—	$—
Deutsche Bank Securities, Inc.	336,329,984	336,329,984		—	—
J.P. Morgan Securities LLC	238,696,060	238,696,060		—	—

	$919,761,442	$919,761,442		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares 0-5 Year TIPS Bond ETF, BFA is entitled to an annual investment advisory fee of 0.05%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to December 17, 2020, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.06%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

For its investment advisory services to the iShares TIPS Bond ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $121 billion	0.2000%
Over $121 billion, up to and including $181 billion	0.1900
Over $181 billion, up to and including $231 billion	0.1805
Over $231 billion, up to and including $281 billion	0.1715
Over $281 billion	0.1630

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
0-5 Year TIPS Bond	$53,531
TIPS Bond	174,881

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
0-5 Year TIPS Bond	$249,352,931	$498,276,918	$2,050,180
TIPS Bond	222,336,718	314,210,958	2,724,218

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	U.S. Government Securities
iShares ETF	Purchases	Sales
0-5 Year TIPS Bond	$1,975,345,750	$1,666,147,655
TIPS Bond	9,766,935,764	9,595,317,825

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
0-5 Year TIPS Bond	$5,307,325,188	$795,247,261
TIPS Bond	19,453,122,505	8,299,712,171

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to certain deemed distributions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
0-5 Year TIPS Bond	$33,876,149	$(33,876,149)
TIPS Bond	746,710,055	(746,710,055)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20
0-5 Year TIPS Bond
Ordinary income	$209,931,933	$31,164,818

TIPS Bond
Ordinary income	$1,131,771,551	$217,015,937

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total
0-5 Year TIPS Bond	$4,254,027	$—		$100,046,969		$104,300,996
TIPS Bond	32,707,366	(21,909,055)		1,093,529,272		1,104,327,583

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

For the year ended October 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
0-5 Year TIPS Bond	$5,855,465
TIPS Bond	78,650,877

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
0-5 Year TIPS Bond	$7,944,183,958	$101,218,505	$(1,171,536)	$100,046,969
TIPS Bond	35,722,278,864	1,103,011,530	(9,482,258)	1,093,529,272

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20
iShares ETF	Shares	Amount	Shares	Amount

0-5 Year TIPS Bond
Shares sold	50,850,000	$5,376,211,278	10,750,000	$1,098,627,053
Shares redeemed	(7,600,000)	(803,624,573)	(6,650,000)	(669,093,967)

Net increase	43,250,000	$4,572,586,705	4,100,000	$429,533,086

TIPS Bond
Shares sold	154,000,000	$19,686,505,282	81,000,000	$9,911,228,592
Shares redeemed	(66,300,000)	(8,435,932,951)	(65,800,000)	(7,875,669,257)

Net increase	87,700,000	$11,250,572,331	15,200,000	$2,035,559,335

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares 0-5 Year TIPS Bond ETF and

iShares TIPS Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares 0-5 Year TIPS Bond ETF and iShares TIPS Bond ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	25

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends
0-5 Year TIPS Bond	$205,554,342
TIPS Bond	1,098,844,277

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends
0-5 Year TIPS Bond	$205,502,746
TIPS Bond	1,098,653,801

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2021:

iShares ETF	Federal Obligation Interest
0-5 Year TIPS Bond	$205,554,342
TIPS Bond	1,098,844,277

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares 0-5 Year TIPS Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	27

Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares TIPS Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	29

Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
0-5 Year TIPS Bond(a)	$4.057400	$—	$0.001635	$4.059035	100%	—%	0	%(b)	100%
TIPS Bond(a)	4.906992	—	0.001529	4.908521	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	31

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	33

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1001-1021

OCTOBER 31, 2021

2021 Annual Report

iShares Trust

•	iShares 1-3 Year International Treasury Bond ETF | ISHG | NASDAQ

•	iShares International Treasury Bond ETF | IGOV | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.91%	42.91%
U.S. small cap equities (Russell 2000® Index)	1.85	50.80
International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18
Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Bond Market Overview

Global investment-grade bonds declined slightly for the 12 months ended October 31, 2021 (“reporting period”). The Bloomberg Global Aggregate Index, a broad measure of global bond market performance, returned -1.24% in U.S. dollar terms for the reporting period.

While the global economy continued its rebound from the impact of the coronavirus pandemic, the recovery was uneven and beset with challenges. The creation of multiple COVID-19 vaccines and the implementation of vaccination programs globally helped to mitigate the pandemic’s impact and led to the lifting of restrictions in many countries. However, while nearly half of the world’s population received at least one vaccine dose by the end of the reporting period, vaccine distribution varied substantially. The spread of the highly contagious Delta variant led to swift case increases in some areas, causing renewed restrictions and constraining global growth.

Bond performance differed by type, but in general corporate bonds gained more than government bonds, and lower-rated bonds gained more than higher-rated bonds. The improving economic environment and vaccination progress led to investor optimism about the lower-rated segments of the market. However, a notable rise in global inflation pressured bonds, which typically lose value in an inflationary environment.

Bonds in the U.S. established these global patterns, as corporate bonds, particularly high-yield bonds, posted solid returns, backed by strong investor demand for yield, while U.S. Treasuries declined, largely due to rising inflation. Bond issuance was high by historical standards, as corporations were eager to take advantage of low borrowing costs, while the federal government issued debt to finance stimulus and other spending. The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchase program. The Fed indicated that it would begin slowing its bond buying activities late in 2021, and their forecast showed that an interest rate increase is possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

European bond prices declined overall, as supply chain frictions and increasing commodities prices, particularly for energy commodities, led to the highest Eurozone inflation rate in 13 years. In response, the European Central Bank (“ECB”) slowed the pace of its bond purchases, while keeping its benchmark interest rate at 0%. The E.U. issued €20 billion in common European bonds to partially finance its pandemic recovery fund, attracting high investor interest. Bond prices also declined in the U.K. amid a relatively early vaccination push and robust economic recovery. While the Bank of England kept interest rates at record lows, it signaled that it would soon raise interest rates to counter growing inflation.

In contrast, bonds in the Asia/Pacific region posted a solid gain overall, although gains were mostly concentrated in corporate bonds, particularly the lower-rated segment of the market. Japanese government bonds were nearly flat, as inflation concerns were much less prominent in Japan compared to other regions, and the Bank of Japan showed no signs of tightening monetary policy. Emerging market bonds also advanced, benefiting from higher yields compared with developed economies, as investors sought income in a low interest rate environment. However, concerns late in the reporting period surrounding China’s highly indebted property companies weighed on returns of some emerging market bonds.

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Fund Summary as of October 31, 2021	iShares® 1-3 Year International Treasury Bond ETF

Investment Objective

The iShares 1-3 Year International Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of non-U.S. developed market government bonds with remaining maturities between one and three years, as represented by the FTSE World Government Bond Index – Developed Markets 1-3 Years Capped Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(1.27)%	0.35%	(1.94)%	(1.27)%	1.77%	(17.83)%
Fund Market	(1.27)	0.34	(1.93)	(1.27)	1.73	(17.71)
Index	(0.85)	0.51	(1.69)	(0.85)	2.57	(15.68)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2020 reflects the performance of the S&P International Sovereign Ex-U.S. 1-3 Year Bond Index. Index performance beginning on September 1, 2020 reflects the performance of the FTSE World Government Bond Index – Developed Markets 1-3 Years Capped Select Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$962.90	$1.73		$1,000.00	$1,023.40	$1.79		0.35%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® 1-3 Year International Treasury Bond ETF

Portfolio Management Commentary

International short-term government bonds declined for the reporting period, pressured by rising yields and declining prices. Concerns about the possibility of longer-term inflation led several central banks to indicate an openness to increasing interest rates sooner than the market anticipated. Inflation was driven by ongoing, widespread supply-chain disruptions, rising energy prices (especially in the U.K.), and a rapid increase in demand for consumer goods.

Japanese bonds detracted the most from the Index’s performance. The Japanese yen depreciated 8% against the U.S. dollar during the reporting period on expectations that Japan will keep interest rates low while the Fed begins to move toward a tightening policy in the new year. Eurozone bonds, particularly German bonds, detracted more modestly from the Index’s return. Inflation in the Eurozone reached a 13-year high amid labor shortages and the return of tourism, as well as highly stimulative monetary policy, including bond purchases, by the ECB.

On the upside, Canadian, Israeli, and Australian bonds contributed to the Index’s performance, largely due to currency performance. The Canadian dollar and Israeli shekel both appreciated 8% against the U.S. dollar. The Canadian dollar benefited from rising oil prices during the reporting period, and the Israeli shekel appreciated following the Bank of Israel’s announcement that it plans to end quantitative easing. The Australian dollar appreciated 7% against the U.S. dollar, benefiting from rising commodity prices linked to the global economic recovery.

In terms of bond maturity, three- to five-year, short-term government bonds detracted the most from the Index’s return, followed by longer maturities. In contrast, zero to three-year bonds contributed to the Index’s performance.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	34.2%
Aa	29.7
A	21.1
Baa	15.0

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Japan	15.0%
Italy	10.1
Germany	8.7
France	8.0
Spain	5.4
Canada	4.7
Austria	4.6
Israel	4.6
Belgium	4.6
Australia	4.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

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Fund Summary as of October 31, 2021	iShares® International Treasury Bond ETF

Investment Objective

The iShares International Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of non-U.S. developed market government bonds, as represented by the FTSE World Government Bond Index - Developed Markets Capped Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(3.68)%	1.47%	0.55%	(3.68)%	7.56%	5.66%
Fund Market	(3.51)	1.50	0.52	(3.51)	7.71	5.33
Index	(3.29)	1.85	0.93	(3.29)	9.61	9.69

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through August 31, 2020 reflects the performance of the S&P International Sovereign Ex-U.S. Bond Index. Index performance beginning on September 1, 2020 reflects the performance of the FTSE World Government Bond Index – Developed Markets Capped Select Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$965.50	$1.73		$1,000.00	$1,023.40	$1.79		0.35%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021 (continued)	iShares® International Treasury Bond ETF

Portfolio Management Commentary

International short-term government bonds declined for the reporting period, as bond yields rose worldwide amid growth-oriented monetary policy and rising inflation in many countries. Bond yields, which move inversely to bond prices, rose from relatively low levels, as investors sought additional yield to compensate for rising inflation. The U.S. dollar declined overall relative to the currencies of some of its largest trading partners, which benefited U.S. investors in foreign currency-denominated international bonds, but rising inflation ultimately drove international bond prices lower.

Asian bonds detracted the most from the Index’s return, led by Japan. The U.S. dollar strengthened relative to the Japanese yen, as the Bank of Japan, which has been challenged by deflation for two decades, continued to purchase both stocks and bonds to try to stimulate the economy. The Japanese 10-year government bond yield began the reporting period close to zero but rose slightly, further detracting from the Index’s return, as extremely low bond yields are especially sensitive to changes in interest rates. Bonds in Singapore also detracted from the Index’s return, as inflation rose to its highest level since 2014.

European bonds also detracted from the Index’s return, particularly in France, Austria, Belgium, Denmark, and Germany. Eurozone inflation reached a 13-year high amid labor shortages and the return of tourism, as well as highly stimulative monetary policy, including bond purchases by the ECB. However, inflation varied widely throughout Europe, with lower inflation in Portugal and Greece and relatively high inflation in Belgium, Germany, and the Netherlands.

In terms of bond maturity, bonds with maturities greater than 10 years, which are highly sensitive to changes in long-term interest rates, detracted the most from the Index’s return. Intermediate-term bonds also detracted from the Index’s return as investors increasingly anticipated higher interest rates.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments(a)
Aaa	35.7%
Aa	26.8
A	25.3
Baa	12.2

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments(a)
Japan	16.1%
France	8.1
Italy	7.4
Germany	5.9
United Kingdom	4.9
Spain	4.8
Israel	4.6
Canada	4.6
Netherlands	4.6
Denmark	4.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

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About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments October 31, 2021	iShares® 1-3 Year International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Government Obligations

Australia — 4.6%
Australia Government Bond 2.25%, 11/21/22	AUD	1,765	$1,354,953
2.75%, 04/21/24(a)	AUD	1,020	803,956
5.50%, 04/21/23(a)	AUD	1,643	1,324,157

			3,483,066

Austria — 4.6%
Republic of Austria Government Bond 0.00%, 04/20/23(b)(c)	EUR	360	419,614
0.00%, 07/15/23(b)(c)	EUR	480	560,318
0.00%, 07/15/24(c)	EUR	540	632,392
1.65%, 10/21/24(b)	EUR	500	614,992
1.75%, 10/20/23(b)	EUR	580	701,255
3.40%, 11/22/22(b)	EUR	470	565,868

			3,494,439

Belgium — 4.6%
Kingdom of Belgium Government Bond 0.20%, 10/22/23(b)	EUR	717	841,616
0.50%, 10/22/24(b)	EUR	730	868,859
2.25%, 06/22/23(a)	EUR	582	704,279
2.60%, 06/22/24(b)	EUR	858	1,074,270

			3,489,024

Canada — 4.6%
Canadian Government Bond 0.25%, 02/01/23	CAD	1,186	951,062
0.25%, 05/01/23	CAD	316	252,723
0.25%, 08/01/23	CAD	180	143,488
0.25%, 04/01/24	CAD	380	300,444
0.50%, 11/01/23	CAD	220	175,682
0.75%, 10/01/24	CAD	100	79,716
1.50%, 06/01/23	CAD	440	358,656
1.50%, 09/01/24	CAD	388	315,972
1.75%, 03/01/23	CAD	400	326,881
2.00%, 09/01/23	CAD	350	287,559
2.25%, 03/01/24	CAD	150	124,357
2.50%, 06/01/24	CAD	190	158,737
0.25%, 11/01/22	CAD	100	79,675

			3,554,952

Denmark — 3.6%
Denmark Government Bond 0.25%, 11/15/22(b)	DKK	9,843	1,543,033
1.50%, 11/15/23	DKK	7,310	1,181,755

			2,724,788

Finland — 4.1%
Finland Government Bond 0.00%, 09/15/23(b)(c)	EUR	750	876,034
0.00%, 09/15/24(b)(c)	EUR	597	699,373
1.50%, 04/15/23(b)	EUR	640	762,738
2.00%, 04/15/24(b)	EUR	650	798,866

			3,137,011

France — 7.9%
French Republic Government Bond OAT 0.00%, 02/25/23(a)(c)	EUR	385	448,709
0.00%, 03/25/23(a)(c)	EUR	653	761,284
0.00%, 02/25/24(a)(c)	EUR	625	730,809
0.00%, 03/25/24(a)(c)	EUR	590	690,156
1.75%, 05/25/23(a)	EUR	860	1,030,745
2.25%, 05/25/24(a)	EUR	840	1,039,790

Security		Par (000)	Value

France (continued)
4.25%, 10/25/23(a)	EUR	870	$1,102,370
8.50%, 04/25/23(a)	EUR	185	242,688

			6,046,551

Germany — 8.6%
Bundesobligation 0.00%, 04/14/23(a)(c)	EUR	300	349,939
0.00%, 10/13/23(a)(c)	EUR	400	467,981
0.00%, 04/05/24(a)(c)	EUR	480	562,732
0.00%, 10/18/24(a)(c)	EUR	460	540,236
Bundesrepublik Deutschland Bundesanleihe 1.00%, 08/15/24(a)	EUR	410	494,672
1.50%, 02/15/23(a)	EUR	350	415,670
1.50%, 05/15/23(a)	EUR	510	608,933
1.50%, 05/15/24(a)	EUR	410	499,227
1.75%, 02/15/24(a)	EUR	415	505,905
2.00%, 08/15/23(a)	EUR	480	581,220
6.25%, 01/04/24(a)	EUR	150	199,382
Bundesschatzanweisungen 0.00%, 12/15/22(a)(c)	EUR	307	357,429
0.00%, 03/10/23(a)(c)	EUR	390	454,568
0.00%, 06/16/23(a)(c)	EUR	220	256,805
0.00%, 09/15/23(a)(c)	EUR	208	243,042

			6,537,741

Ireland — 3.3%
Ireland Government Bond 3.40%, 03/18/24(a)	EUR	1,050	1,326,683
3.90%, 03/20/23(a)	EUR	974	1,193,838

			2,520,521

Israel — 4.6%
Israel Government Bond - Fixed 0.15%, 07/31/23	ILS	1,750	551,776
1.25%, 11/30/22	ILS	1,211	387,572
1.50%, 11/30/23	ILS	2,196	709,757
3.75%, 03/31/24	ILS	2,490	850,090
4.25%, 03/31/23	ILS	2,965	991,237

			3,490,432

Italy — 10.0%
Italy Buoni Poliennali Del Tesoro 0.00%, 11/29/22(a)(c)	EUR	190	220,374
0.00%, 01/15/24(a)(c)	EUR	340	393,307
0.00%, 01/30/24(a)(c)	EUR	220	254,307
0.00%, 04/15/24(a)(c)	EUR	300	346,425
0.00%, 08/15/24(a)(c)	EUR	250	288,087
0.05%, 01/15/23(a)	EUR	280	325,201
0.30%, 08/15/23(a)	EUR	400	466,478
0.60%, 06/15/23(a)	EUR	250	293,089
0.65%, 10/15/23(a)	EUR	400	469,461
0.95%, 03/01/23(a)	EUR	500	587,491
0.95%, 03/15/23(a)	EUR	290	340,701
1.75%, 07/01/24(a)	EUR	340	410,841
1.85%, 05/15/24(a)	EUR	220	265,818
2.45%, 10/01/23(a)	EUR	370	449,200
3.75%, 09/01/24(a)	EUR	390	497,416
4.50%, 05/01/23(a)	EUR	320	395,936
4.50%, 03/01/24(a)	EUR	430	548,911
4.75%, 08/01/23(b)	EUR	320	401,866
5.50%, 11/01/22(a)	EUR	355	433,973
9.00%, 11/01/23(a)	EUR	180	245,693

			7,634,575

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 1-3 Year International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan — 14.8%
Japan Government Five Year Bond 0.10%, 12/20/22	JPY	159,600	$1,403,584
0.10%, 03/20/23	JPY	130,000	1,143,829
0.10%, 06/20/23	JPY	69,800	614,546
0.10%, 09/20/23	JPY	20,000	176,175
0.10%, 12/20/23	JPY	45,350	399,673
0.10%, 03/20/24	JPY	125,550	1,107,010
0.10%, 06/20/24	JPY	42,650	376,139
0.10%, 09/20/24	JPY	33,850	298,667
Japan Government Ten Year Bond 0.50%, 09/20/24	JPY	33,600	299,872
0.60%, 03/20/23	JPY	16,650	147,508
0.60%, 09/20/23	JPY	6,050	53,784
0.60%, 12/20/23	JPY	60,000	534,301
0.60%, 03/20/24	JPY	49,050	437,519
0.60%, 06/20/24	JPY	25,350	226,503
0.80%, 06/20/23	JPY	23,200	206,558
0.80%, 09/20/23	JPY	47,150	420,724
Japan Government Twenty Year Bond 1.80%, 06/20/23	JPY	11,600	104,944
1.90%, 09/20/23	JPY	12,000	109,264
1.90%, 12/20/23	JPY	13,000	118,936
2.10%, 09/20/24	JPY	14,400	134,364
2.40%, 06/20/24	JPY	6,550	61,255
Japan Government Two Year Bond 0.00%, 04/01/23(c)	JPY	22,800	200,382
0.00%, 05/01/23(c)	JPY	26,250	230,724
0.00%, 06/01/23(c)	JPY	13,450	118,229
0.00%, 07/01/23(c)	JPY	12,100	106,371
0.00%, 08/01/23(c)	JPY	32,950	289,688
0.00%, 09/01/23(c)	JPY	46,700	410,612
0.00%, 10/01/23(c)	JPY	53,900	473,923
0.10%, 12/01/22	JPY	79,000	694,763
0.10%, 01/01/23	JPY	5,000	43,980
0.10%, 02/01/23	JPY	27,150	238,853
0.10%, 03/01/23	JPY	13,450	118,346

			11,301,026

Netherlands — 4.5%
Netherlands Government Bond 0.00%, 01/15/24(b)(c)	EUR	720	842,724
1.75%, 07/15/23(b)	EUR	820	986,595
2.00%, 07/15/24(b)	EUR	720	889,667
3.75%, 01/15/23(b)	EUR	220	267,926
7.50%, 01/15/23(b)	EUR	350	444,493

			3,431,405

Norway — 3.1%
Norway Government Bond 2.00%, 05/24/23(b)	NOK	10,818	1,297,586
3.00%, 03/14/24(b)	NOK	8,990	1,103,970

			2,401,556

Singapore — 4.2%
Singapore Government Bond 1.75%, 02/01/23	SGD	1,160	872,370

Security		Par (000)	Value

Singapore (continued)
2.00%, 02/01/24	SGD	932	$708,209
2.75%, 07/01/23	SGD	1,020	781,471
3.00%, 09/01/24	SGD	1,048	819,173

			3,181,223

Spain — 5.3%
Spain Government Bond 0.00%, 04/30/23(c)	EUR	620	722,038
0.00%, 05/31/24(c)	EUR	337	392,322
0.25%, 07/30/24(b)	EUR	330	387,180
0.35%, 07/30/23	EUR	420	492,429
0.45%, 10/31/22	EUR	100	116,711
3.80%, 04/30/24(b)	EUR	400	510,383
4.40%, 10/31/23(b)	EUR	390	494,734
4.80%, 01/31/24(b)	EUR	324	418,474
5.40%, 01/31/23(b)	EUR	440	546,208

			4,080,479

Sweden — 2.1%
Sweden Government Bond, 1.50%, 11/13/23(b)	SEK	13,075	1,571,520

United Kingdom — 4.5%
United Kingdom Gilt 0.13%, 01/31/23(a)	GBP	640	870,792
0.13%, 01/31/24(a)	GBP	636	858,735
0.75%, 07/22/23(a)	GBP	344	471,629
1.00%, 04/22/24(a)	GBP	250	344,841
2.25%, 09/07/23(a)	GBP	390	549,053
2.75%, 09/07/24(a)	GBP	250	361,776

			3,456,826

Total Foreign Government Obligations — 99.0% (Cost: $75,937,048)			75,537,135

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)		20	20,000

Total Short-Term Investments — 0.0% (Cost: $20,000)			20,000

Total Investments in Securities — 99.0% (Cost: $75,957,048)			75,557,135

Other Assets, Less Liabilities — 1.0%			734,794

Net Assets — 100.0%			$76,291,929

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2021	iShares® 1-3 Year International Treasury Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$10,000	$10,000	(a)	$—	$—	$—	$20,000	20	$1	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Foreign Government Obligations	$—	$75,537,135	$—	$75,537,135
Money Market Funds	20,000	—	—	20,000

	$20,000	$75,537,135	$—	$75,557,135

See notes to financial statements.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Government Obligations

Australia — 4.5%
Australia Government Bond 0.25%, 11/21/24(a)	AUD	2,550	$1,865,180
0.25%, 11/21/25(a)	AUD	2,300	1,650,034
0.50%, 09/21/26(a)	AUD	2,225	1,592,228
1.00%, 12/21/30(a)	AUD	3,983	2,763,946
1.00%, 11/21/31(a)	AUD	4,385	3,000,983
1.25%, 05/21/32	AUD	2,300	1,603,008
1.50%, 06/21/31(a)	AUD	3,106	2,242,679
1.75%, 11/21/32(a)	AUD	1,645	1,199,796
1.75%, 06/21/51(a)	AUD	1,936	1,181,833
2.25%, 11/21/22	AUD	1,694	1,300,448
2.25%, 05/21/28(a)	AUD	679	528,481
2.50%, 05/21/30(a)	AUD	4,289	3,386,011
2.75%, 04/21/24(a)	AUD	1,450	1,142,879
2.75%, 11/21/27(a)	AUD	2,704	2,163,045
2.75%, 11/21/28(a)	AUD	321	257,728
2.75%, 11/21/29(a)	AUD	3,422	2,752,489
2.75%, 06/21/35(a)	AUD	1,666	1,333,432
2.75%, 05/21/41(a)	AUD	1,444	1,112,613
3.00%, 03/21/47(a)	AUD	1,987	1,582,222
3.25%, 04/21/25(a)	AUD	3,274	2,625,416
3.25%, 04/21/29(a)	AUD	4,032	3,345,964
3.25%, 06/21/39(a)	AUD	2,342	1,953,909
3.75%, 04/21/37(a)	AUD	1,171	1,041,153
4.25%, 04/21/26(a)	AUD	4,214	3,549,651
4.50%, 04/21/33(a)	AUD	2,463	2,318,677
4.75%, 04/21/27(a)	AUD	3,096	2,715,365
5.50%, 04/21/23(a)	AUD	3,692	2,975,524

			53,184,694

Austria — 4.5%
Republic of Austria Government Bond 0.00%, 04/20/23(b)(c)	EUR	1,120	1,305,466
0.00%, 07/15/23(b)(c)	EUR	1,730	2,019,479
0.00%, 07/15/24(c)	EUR	1,908	2,234,453
0.00%, 04/20/25(b)(c)	EUR	743	870,160
0.00%, 02/20/30(b)(c)	EUR	1,844	2,116,955
0.00%, 02/20/31(b)(c)	EUR	1,556	1,771,035
0.00%, 10/20/40(b)(c)	EUR	601	632,923
0.25%, 10/20/36(b)	EUR	1,037	1,165,566
0.50%, 04/20/27(b)	EUR	1,440	1,730,060
0.50%, 02/20/29(b)	EUR	2,304	2,763,302
0.75%, 10/20/26(b)	EUR	2,544	3,091,701
0.75%, 02/20/28(b)	EUR	1,841	2,245,246
0.75%, 03/20/51(b)	EUR	874	1,057,628
0.85%, 06/30/2120(b)	EUR	692	732,756
1.20%, 10/20/25(b)	EUR	2,101	2,582,253
1.50%, 02/20/47(b)	EUR	1,438	2,056,216
1.50%, 11/02/86(b)	EUR	473	712,246
1.65%, 10/21/24(b)	EUR	1,915	2,355,419
1.75%, 10/20/23(b)	EUR	2,074	2,507,591
2.10%, 09/20/2117(b)	EUR	1,000	1,897,343
2.40%, 05/23/34(b)	EUR	1,471	2,146,681
3.15%, 06/20/44(b)	EUR	1,225	2,248,200
3.40%, 11/22/22(b)	EUR	1,891	2,276,715
3.80%, 01/26/62(b)	EUR	661	1,597,308
4.15%, 03/15/37	EUR	2,551	4,639,444
4.85%, 03/15/26(b)	EUR	1,507	2,143,470

Security		Par (000)	Value

Austria (continued)
6.25%, 07/15/27	EUR	1,756	$2,789,923

			53,689,539

Belgium — 4.5%
Kingdom of Belgium Government Bond 0.00%, 10/22/27(b)(c)	EUR	1,015	1,183,196
0.00%, 10/22/31(a)(b)(c)	EUR	730	822,614
0.00%, 10/22/31(c)	EUR	591	665,979
0.10%, 06/22/30(b)	EUR	1,158	1,336,506
0.20%, 10/22/23(b)	EUR	1,201	1,409,737
0.40%, 06/22/40(b)	EUR	808	893,977
0.50%, 10/22/24(b)	EUR	1,435	1,707,962
0.65%, 06/22/71(b)	EUR	532	525,181
0.80%, 06/22/25(b)	EUR	2,167	2,614,773
0.80%, 06/22/27(b)	EUR	1,252	1,527,927
0.80%, 06/22/28(b)	EUR	1,765	2,161,050
0.90%, 06/22/29(b)	EUR	1,854	2,287,463
1.00%, 06/22/26(b)	EUR	2,010	2,461,579
1.00%, 06/22/31(b)	EUR	2,069	2,578,321
1.45%, 06/22/37(b)	EUR	587	773,301
1.60%, 06/22/47(b)	EUR	1,199	1,646,348
1.70%, 06/22/50(b)	EUR	1,071	1,511,195
1.90%, 06/22/38(b)	EUR	1,236	1,735,297
2.15%, 06/22/66(b)	EUR	818	1,351,397
2.25%, 06/22/23(a)	EUR	1,230	1,488,424
2.25%, 06/22/57(b)	EUR	760	1,238,067
2.60%, 06/22/24(b)	EUR	1,630	2,040,864
3.00%, 06/22/34(b)	EUR	1,055	1,615,821
3.75%, 06/22/45(a)	EUR	1,195	2,293,042
4.00%, 03/28/32(a)	EUR	1,009	1,620,810
4.25%, 03/28/41(b)	EUR	1,775	3,411,795
4.50%, 03/28/26(b)	EUR	1,247	1,752,776
5.00%, 03/28/35(b)	EUR	2,018	3,740,269
5.50%, 03/28/28	EUR	2,480	3,913,367
Series 86, 1.25%, 04/22/33(b)	EUR	1,085	1,390,849

			53,699,887

Canada — 4.6%
Canadian Government Bond 0.25%, 11/01/22	CAD	3,500	2,812,924
0.25%, 02/01/23	CAD	2,600	2,084,958
0.25%, 08/01/23	CAD	2,416	1,925,928
0.25%, 03/01/26	CAD	4,855	3,726,063
0.50%, 11/01/23	CAD	400	319,422
0.50%, 09/01/25	CAD	5,795	4,530,785
0.50%, 12/01/30	CAD	4,629	3,358,007
1.00%, 09/01/26	CAD	1,223	965,306
1.00%, 06/01/27	CAD	47	36,886
1.25%, 03/01/25	CAD	500	403,580
1.25%, 06/01/30	CAD	4,840	3,778,180
1.50%, 06/01/23	CAD	2,533	2,064,714
1.50%, 09/01/24	CAD	1,500	1,221,538
1.50%, 06/01/26	CAD	110	89,065
1.50%, 06/01/31	CAD	3,293	2,605,584
1.75%, 03/01/23	CAD	3,662	2,992,596
1.75%, 12/01/53	CAD	1,007	753,956
2.00%, 09/01/23	CAD	3,310	2,719,490
2.00%, 06/01/28	CAD	200	166,010
2.00%, 12/01/51	CAD	5,134	4,125,951
2.25%, 03/01/24	CAD	1,600	1,326,477
2.25%, 06/01/25	CAD	2,200	1,835,603

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2021	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
2.25%, 06/01/29	CAD	950	$802,495
2.50%, 06/01/24	CAD	1,223	1,021,762
2.75%, 12/01/48	CAD	1,326	1,233,654
2.75%, 12/01/64	CAD	650	619,848
3.50%, 12/01/45	CAD	1,419	1,471,215
4.00%, 06/01/41	CAD	1,161	1,248,750
5.00%, 06/01/37	CAD	551	630,516
5.75%, 06/01/29	CAD	1,230	1,285,189
5.75%, 06/01/33	CAD	1,683	1,910,768

			54,067,220

Denmark — 4.6%
Denmark Government Bond 0.00%, 11/15/24(b)(c)	DKK	10,540	1,655,607
0.00%, 11/15/31(b)(c)	DKK	25,651	3,921,673
0.25%, 11/15/22(b)	DKK	35,572	5,576,429
0.25%, 11/15/52(b)	DKK	20,826	3,102,475
0.50%, 11/15/27	DKK	39,410	6,348,470
0.50%, 11/15/29(b)	DKK	45,036	7,270,847
1.50%, 11/15/23	DKK	26,561	4,293,909
1.75%, 11/15/25	DKK	34,295	5,771,260
4.50%, 11/15/39	DKK	58,253	15,947,929

			53,888,599

Finland — 4.6%
Finland Government Bond 0.00%, 09/15/23(b)(c)	EUR	2,555	2,984,356
0.00%, 09/15/24(b)(c)	EUR	1,797	2,105,147
0.00%, 09/15/26(c)	EUR	1,582	1,851,670
0.00%, 09/15/30(b)(c)	EUR	2,013	2,311,460
0.13%, 09/15/31(b)	EUR	1,554	1,789,615
0.13%, 04/15/36(b)	EUR	1,647	1,845,424
0.13%, 04/15/52(b)	EUR	1,491	1,547,324
0.25%, 09/15/40(b)	EUR	1,625	1,829,358
0.50%, 04/15/26(b)	EUR	2,969	3,557,026
0.50%, 09/15/27(b)	EUR	2,859	3,439,088
0.50%, 09/15/28(b)	EUR	2,219	2,669,540
0.50%, 09/15/29(b)	EUR	2,810	3,381,900
0.75%, 04/15/31(b)	EUR	1,967	2,411,875
0.88%, 09/15/25(b)	EUR	2,147	2,603,546
1.13%, 04/15/34(b)	EUR	2,027	2,598,364
1.38%, 04/15/47(b)	EUR	1,554	2,223,092
1.50%, 04/15/23(b)	EUR	2,038	2,428,844
2.00%, 04/15/24(b)	EUR	1,863	2,289,672
2.63%, 07/04/42(b)	EUR	2,454	4,117,905
2.75%, 07/04/28(b)	EUR	2,075	2,865,079
4.00%, 07/04/25(b)	EUR	2,228	2,998,733

			53,849,018

France — 8.0%
French Republic Government Bond OAT 0.00%, 02/25/23(a)(c)	EUR	520	606,049
0.00%, 03/25/23(a)(c)	EUR	1,535	1,789,543
0.00%, 02/25/24(a)(c)	EUR	310	362,481
0.00%, 03/25/24(a)(c)	EUR	1,875	2,193,293
0.00%, 03/25/25(a)(c)	EUR	2,429	2,844,146
0.00%, 02/25/26(a)(c)	EUR	2,009	2,349,111
0.00%, 11/25/29(a)(c)	EUR	2,704	3,100,505
0.00%, 11/25/30(a)(c)	EUR	2,349	2,667,380
0.00%, 11/25/31(a)(c)	EUR	600	673,763
0.25%, 11/25/26(a)	EUR	2,353	2,782,085
0.50%, 05/25/25(a)	EUR	1,664	1,983,407

Security		Par (000)	Value

France (continued)
0.50%, 05/25/26(a)	EUR	1,746	$2,087,404
0.50%, 05/25/29(a)	EUR	1,582	1,890,971
0.50%, 05/25/40(b)	EUR	940	1,060,017
0.50%, 06/25/44	EUR	279	308,849
0.50%, 05/25/72(b)	EUR	366	337,842
0.75%, 05/25/28(a)	EUR	2,031	2,471,801
0.75%, 11/25/28(a)	EUR	1,835	2,234,535
0.75%, 05/25/52(b)	EUR	1,449	1,628,310
0.75%, 05/25/53(b)	EUR	160	178,153
1.00%, 11/25/25(a)	EUR	1,363	1,660,582
1.00%, 05/25/27(a)	EUR	1,950	2,399,145
1.25%, 05/25/34(a)	EUR	1,603	2,040,413
1.25%, 05/25/36(b)	EUR	1,853	2,369,555
1.50%, 05/25/31(a)	EUR	3,148	4,078,326
1.50%, 05/25/50(b)	EUR	1,571	2,136,613
1.75%, 05/25/23(a)	EUR	1,844	2,210,109
1.75%, 11/25/24(a)	EUR	1,782	2,197,917
1.75%, 06/25/39(b)	EUR	1,320	1,839,496
1.75%, 05/25/66(b)	EUR	625	928,485
2.00%, 05/25/48(b)	EUR	1,241	1,864,975
2.25%, 05/25/24(a)	EUR	1,776	2,198,412
2.50%, 05/25/30(a)	EUR	2,124	2,955,743
2.75%, 10/25/27(a)	EUR	2,264	3,072,202
3.25%, 05/25/45(a)	EUR	1,286	2,315,107
3.50%, 04/25/26(a)	EUR	1,827	2,469,768
4.00%, 10/25/38(a)	EUR	1,097	1,987,661
4.00%, 04/25/55(b)	EUR	839	1,856,461
4.00%, 04/25/60(a)	EUR	757	1,755,009
4.25%, 10/25/23(a)	EUR	3,227	4,088,904
4.50%, 04/25/41(a)	EUR	1,674	3,322,061
4.75%, 04/25/35(a)	EUR	1,407	2,555,544
5.50%, 04/25/29(a)	EUR	1,764	2,877,492
5.75%, 10/25/32(a)	EUR	1,728	3,183,988
6.00%, 10/25/25(a)	EUR	1,560	2,262,676
8.50%, 04/25/23(a)	EUR	485	635,788

			94,812,077

Germany — 5.8%
Bundesobligation 0.00%, 04/14/23(a)(c)	EUR	1,668	1,945,658
0.00%, 10/13/23(a)(c)	EUR	660	772,169
0.00%, 04/05/24(a)(c)	EUR	1,310	1,535,788
0.00%, 10/18/24(a)(c)	EUR	800	939,541
0.00%, 04/11/25(a)(c)	EUR	1,310	1,539,756
0.00%, 10/10/25(a)(c)	EUR	874	1,028,642
0.00%, 04/10/26(a)(c)	EUR	1,300	1,530,917
Series G, 0.00%, 10/10/25(a)(c)	EUR	286	337,543
Bundesrepublik Deutschland Bundesanleihe 0.00%, 08/15/26(a)(c)	EUR	1,321	1,556,212
0.00%, 11/15/27(a)(c)	EUR	1,180	1,390,161
0.00%, 08/15/29(a)(c)	EUR	1,157	1,360,095
0.00%, 02/15/30(a)(c)	EUR	1,205	1,415,560
0.00%, 08/15/30(a)(c)	EUR	1,190	1,395,463
0.00%, 02/15/31(a)(c)	EUR	1,160	1,356,367
0.00%, 08/15/31(a)(c)	EUR	1,035	1,206,917
0.00%, 05/15/35(a)(c)	EUR	1,435	1,660,701
0.00%, 05/15/36(a)(c)	EUR	548	629,801
0.00%, 08/15/50(a)(c)	EUR	1,322	1,470,923
0.00%, 08/15/52(a)(c)	EUR	248	273,251
0.25%, 02/15/27(a)	EUR	1,590	1,898,015
0.25%, 08/15/28(a)	EUR	1,722	2,062,932

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
0.25%, 02/15/29(a)	EUR	1,206	$1,445,384
0.50%, 02/15/25(a)	EUR	1,084	1,294,920
0.50%, 02/15/26(a)	EUR	1,486	1,787,164
0.50%, 08/15/27(a)	EUR	1,395	1,691,751
0.50%, 02/15/28(a)	EUR	1,181	1,435,573
1.00%, 08/15/24(a)	EUR	1,283	1,547,961
1.00%, 08/15/25(a)	EUR	1,080	1,318,158
1.25%, 08/15/48(a)	EUR	1,366	2,062,331
1.50%, 02/15/23(a)	EUR	810	961,979
1.50%, 05/15/23(a)	EUR	801	956,383
1.50%, 05/15/24(a)	EUR	765	931,484
1.75%, 02/15/24(a)	EUR	1,149	1,400,686
2.00%, 08/15/23(a)	EUR	1,262	1,528,125
2.50%, 07/04/44(a)	EUR	1,405	2,540,178
2.50%, 08/15/46(a)	EUR	1,276	2,369,249
3.25%, 07/04/42(a)	EUR	790	1,530,580
4.00%, 01/04/37(a)	EUR	1,225	2,296,245
4.25%, 07/04/39(a)	EUR	844	1,722,105
4.75%, 07/04/28(a)	EUR	634	983,576
4.75%, 07/04/34(a)	EUR	925	1,735,196
4.75%, 07/04/40(a)	EUR	858	1,884,101
5.50%, 01/04/31(a)	EUR	987	1,747,350
5.63%, 01/04/28(a)	EUR	766	1,216,645
6.25%, 01/04/24(a)	EUR	785	1,043,434
6.25%, 01/04/30(a)	EUR	545	969,368
6.50%, 07/04/27(a)	EUR	620	999,910
Series G, 0.00%, 08/15/30(a)(c)	EUR	400	471,260
Series G, 0.00%, 08/15/31(a)(c)	EUR	198	231,683
Series G, 0.00%, 08/15/50(a)(c)	EUR	267	300,797
Bundesschatzanweisungen 0.00%, 12/15/22(a)(c)	EUR	600	698,559
0.00%, 03/10/23(a)(c)	EUR	170	198,145

			68,606,692

Ireland — 4.5%
Ireland Government Bond 0.00%, 10/18/31(a)(c)	EUR	2,786	3,110,793
0.20%, 05/15/27(a)	EUR	1,893	2,220,968
0.20%, 10/18/30(a)	EUR	1,651	1,901,986
0.40%, 05/15/35(a)	EUR	1,714	1,960,976
0.55%, 04/22/41(a)	EUR	1,318	1,486,889
0.90%, 05/15/28(a)	EUR	2,763	3,376,333
1.00%, 05/15/26(a)	EUR	3,790	4,624,314
1.10%, 05/15/29(a)	EUR	3,335	4,137,079
1.30%, 05/15/33(a)	EUR	1,488	1,890,203
1.35%, 03/18/31(a)	EUR	2,586	3,298,820
1.50%, 05/15/50(a)	EUR	2,248	3,035,527
1.70%, 05/15/37(a)	EUR	1,921	2,599,301
2.00%, 02/18/45(a)	EUR	3,064	4,526,301
2.40%, 05/15/30(a)	EUR	3,451	4,740,979
3.40%, 03/18/24(a)	EUR	2,410	3,045,054
3.90%, 03/20/23(a)	EUR	2,271	2,783,284
5.40%, 03/13/25	EUR	3,561	4,910,529

			53,649,336

Israel — 4.6%
Israel Government Bond - Fixed 0.15%, 07/31/23	ILS	8,500	2,680,056
0.50%, 04/30/25	ILS	12,200	3,842,650
0.50%, 02/27/26	ILS	2,954	923,130
1.00%, 03/31/30	ILS	13,938	4,323,372

Security		Par (000)	Value

Israel (continued)
1.25%, 11/30/22	ILS	8,000	$2,560,342
1.50%, 11/30/23	ILS	10,550	3,409,810
1.50%, 05/31/37	ILS	9,649	2,865,144
1.75%, 08/31/25	ILS	11,300	3,722,357
2.00%, 03/31/27	ILS	11,300	3,788,417
2.25%, 09/28/28	ILS	11,000	3,756,373
3.75%, 03/31/24	ILS	11,625	3,968,792
3.75%, 03/31/47	ILS	13,950	5,556,960
4.25%, 03/31/23	ILS	11,175	3,735,944
5.50%, 01/31/42	ILS	10,684	5,272,744
6.25%, 10/30/26	ILS	9,700	3,889,074

			54,295,165

Italy — 7.3%
Italy Buoni Poliennali Del Tesoro 0.00%, 11/29/22(a)(c)	EUR	740	858,297
0.00%, 01/15/24(a)(c)	EUR	693	801,653
0.00%, 04/15/24(a)(c)	EUR	800	923,801
0.00%, 08/01/26(a)(c)	EUR	869	983,914
0.05%, 01/15/23(a)	EUR	949	1,102,200
0.25%, 03/15/28(a)	EUR	880	987,423
0.30%, 08/15/23(a)	EUR	310	361,521
0.35%, 02/01/25(a)	EUR	1,009	1,173,589
0.50%, 02/01/26(a)	EUR	1,100	1,278,212
0.50%, 07/15/28(a)	EUR	359	407,484
0.60%, 08/01/31(b)	EUR	1,031	1,130,838
0.65%, 10/15/23(a)	EUR	776	910,754
0.85%, 01/15/27(a)	EUR	885	1,039,357
0.90%, 04/01/31(a)	EUR	1,545	1,751,157
0.95%, 03/01/23(a)	EUR	585	687,364
0.95%, 03/15/23(a)	EUR	655	769,514
0.95%, 09/15/27(a)	EUR	770	906,000
0.95%, 08/01/30(a)	EUR	780	894,962
0.95%, 03/01/37(b)	EUR	640	682,998
1.25%, 12/01/26(a)	EUR	817	980,143
1.35%, 04/01/30(a)	EUR	997	1,185,886
1.45%, 11/15/24(a)	EUR	1,102	1,325,263
1.45%, 05/15/25(a)	EUR	922	1,113,027
1.45%, 03/01/36(b)	EUR	479	552,899
1.50%, 06/01/25(a)	EUR	735	887,852
1.50%, 04/30/45(b)	EUR	404	443,832
1.60%, 06/01/26(a)	EUR	928	1,129,582
1.65%, 12/01/30(b)	EUR	1,190	1,442,799
1.65%, 03/01/32(b)	EUR	1,030	1,241,689
1.70%, 09/01/51(b)	EUR	581	643,239
1.75%, 07/01/24(a)	EUR	697	842,223
1.80%, 03/01/41	EUR	600	705,204
1.85%, 05/15/24(a)	EUR	610	737,040
1.85%, 07/01/25(b)	EUR	946	1,157,583
2.00%, 12/01/25(a)	EUR	894	1,103,574
2.00%, 02/01/28(a)	EUR	1,086	1,356,703
2.05%, 08/01/27(a)	EUR	1,036	1,294,623
2.10%, 07/15/26(a)	EUR	765	952,938
2.15%, 03/01/72(b)	EUR	206	230,994
2.15%, 03/01/72	EUR	10	11,213
2.20%, 06/01/27(a)	EUR	1,630	2,052,546
2.25%, 09/01/36(b)	EUR	765	974,879
2.45%, 10/01/23(a)	EUR	789	957,889
2.45%, 09/01/33(b)	EUR	870	1,127,925
2.45%, 09/01/50(b)	EUR	720	937,891
2.50%, 12/01/24(a)	EUR	1,135	1,407,342

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2021	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
2.50%, 11/15/25(a)	EUR	750	$943,521
2.70%, 03/01/47(b)	EUR	686	933,800
2.80%, 12/01/28(a)	EUR	925	1,216,136
2.80%, 03/01/67(b)	EUR	392	524,125
2.95%, 09/01/38(b)	EUR	663	922,909
3.00%, 08/01/29(a)	EUR	922	1,234,297
3.10%, 03/01/40(b)	EUR	596	848,350
3.25%, 09/01/46(b)	EUR	765	1,138,075
3.35%, 03/01/35(b)	EUR	758	1,079,292
3.45%, 03/01/48(b)	EUR	601	928,222
3.50%, 03/01/30(b)	EUR	1,074	1,494,198
3.75%, 09/01/24(a)	EUR	946	1,206,553
3.85%, 09/01/49(b)	EUR	914	1,516,504
4.00%, 02/01/37(b)	EUR	1,188	1,834,381
4.50%, 05/01/23(a)	EUR	897	1,109,859
4.50%, 03/01/24(a)	EUR	1,157	1,476,952
4.50%, 03/01/26(b)	EUR	850	1,156,589
4.75%, 08/01/23(b)	EUR	1,420	1,783,281
4.75%, 09/01/28(b)	EUR	875	1,278,222
4.75%, 09/01/44(b)	EUR	841	1,519,532
5.00%, 03/01/25(b)	EUR	1,031	1,381,481
5.00%, 08/01/34(b)	EUR	926	1,523,730
5.00%, 08/01/39(b)	EUR	1,047	1,844,243
5.00%, 09/01/40(b)	EUR	1,000	1,785,604
5.25%, 11/01/29(a)	EUR	1,395	2,156,496
5.50%, 11/01/22(a)	EUR	867	1,059,871
5.75%, 02/01/33(a)	EUR	1,082	1,840,240
6.00%, 05/01/31(a)	EUR	1,593	2,659,027
6.50%, 11/01/27(a)	EUR	1,338	2,076,411
7.25%, 11/01/26(a)	EUR	542	837,263
9.00%, 11/01/23(a)	EUR	622	849,426

			86,606,406

Japan — 15.9%
Japan Government Five Year Bond 0.00%, 03/20/26(c)	JPY	80,950	712,878
0.00%, 06/20/26(c)	JPY	87,750	772,801
0.10%, 12/20/22	JPY	68,000	598,018
0.10%, 03/20/23	JPY	203,200	1,787,893
0.10%, 06/20/23	JPY	9,000	79,239
0.10%, 09/20/23	JPY	169,600	1,493,968
0.10%, 12/20/23	JPY	68,550	604,136
0.10%, 03/20/24	JPY	77,350	682,017
0.10%, 06/20/24	JPY	23,700	209,015
0.10%, 09/20/24	JPY	22,950	202,494
0.10%, 12/20/24	JPY	80,000	706,162
0.10%, 03/20/25	JPY	70,000	618,137
0.10%, 06/20/25	JPY	104,950	927,133
0.10%, 09/20/25	JPY	153,000	1,352,656
0.10%, 12/20/25	JPY	164,100	1,450,717
Japan Government Forty Year Bond 0.40%, 03/20/56	JPY	103,750	828,161
0.50%, 03/20/59	JPY	126,050	1,032,819
0.50%, 03/20/60	JPY	163,500	1,338,125
0.70%, 03/20/61	JPY	56,750	496,746
0.80%, 03/20/58	JPY	98,150	889,761
0.90%, 03/20/57	JPY	104,500	976,620
1.40%, 03/20/55	JPY	54,400	577,988
1.70%, 03/20/54	JPY	125,050	1,420,419
1.90%, 03/20/53	JPY	69,050	814,599
2.00%, 03/20/52	JPY	54,200	647,870

Security		Par (000)	Value

Japan (continued)
2.20%, 03/20/49	JPY	59,100	$720,551
2.20%, 03/20/50	JPY	56,150	688,979
2.20%, 03/20/51	JPY	125,900	1,558,244
2.40%, 03/20/48	JPY	36,900	465,006
Japan Government Ten Year Bond 0.10%, 03/20/26	JPY	42,600	376,715
0.10%, 06/20/26	JPY	45,000	398,239
0.10%, 09/20/26	JPY	80,000	708,190
0.10%, 03/20/27	JPY	109,550	970,249
0.10%, 06/20/27	JPY	55,050	487,662
0.10%, 09/20/27	JPY	56,250	498,391
0.10%, 12/20/27	JPY	56,000	496,210
0.10%, 03/20/28	JPY	83,000	734,951
0.10%, 03/20/29	JPY	154,750	1,370,150
0.10%, 06/20/29	JPY	18,350	162,412
0.10%, 09/20/29	JPY	78,600	695,397
0.10%, 12/20/29	JPY	192,950	1,706,103
0.10%, 03/20/30	JPY	212,850	1,880,699
0.10%, 06/20/30	JPY	115,050	1,016,629
0.10%, 09/20/30	JPY	165,600	1,460,854
0.10%, 12/20/30	JPY	223,000	1,965,472
0.10%, 03/20/31	JPY	136,750	1,203,088
0.10%, 06/20/31	JPY	141,400	1,242,757
0.10%, 09/20/31	JPY	68,800	603,400
0.30%, 12/20/24	JPY	48,550	431,227
0.30%, 12/20/25	JPY	51,550	459,669
0.40%, 03/20/25	JPY	58,200	519,130
0.40%, 06/20/25	JPY	112,650	1,005,958
0.40%, 09/20/25	JPY	47,950	428,843
0.50%, 09/20/24	JPY	81,900	730,938
0.50%, 12/20/24	JPY	43,850	391,901
0.60%, 03/20/23	JPY	265,100	2,348,603
0.60%, 09/20/23	JPY	30,250	268,920
0.60%, 12/20/23	JPY	207,000	1,843,340
0.60%, 03/20/24	JPY	79,700	710,912
0.60%, 06/20/24	JPY	83,050	742,054
0.70%, 12/20/22	JPY	94,050	832,740
0.80%, 12/20/22	JPY	121,850	1,080,095
0.80%, 06/20/23	JPY	50,100	446,058
0.80%, 09/20/23	JPY	101,800	908,371
Japan Government Thirty Year Bond 0.30%, 06/20/46	JPY	58,200	479,842
0.40%, 09/20/49	JPY	104,500	856,868
0.40%, 12/20/49	JPY	126,500	1,035,507
0.40%, 03/20/50	JPY	130,000	1,064,865
0.50%, 09/20/46	JPY	65,000	561,027
0.50%, 03/20/49	JPY	105,050	888,678
0.60%, 12/20/46	JPY	92,350	814,770
0.60%, 06/20/50	JPY	104,100	897,137
0.60%, 09/20/50	JPY	125,000	1,078,449
0.70%, 06/20/48	JPY	80,000	715,645
0.70%, 12/20/48	JPY	101,450	904,687
0.70%, 12/20/50	JPY	134,050	1,186,509
0.70%, 06/20/51	JPY	126,000	1,115,422
0.70%, 09/20/51	JPY	60,600	535,848
0.80%, 03/20/46	JPY	65,400	605,324
0.80%, 03/20/47	JPY	58,650	540,882
0.80%, 06/20/47	JPY	70,900	653,393
0.80%, 09/20/47	JPY	59,550	547,803
0.80%, 12/20/47	JPY	80,000	735,368

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan (continued)
0.80%, 03/20/48	JPY	82,000	$752,306
0.90%, 09/20/48	JPY	82,350	771,023
1.10%, 03/20/33	JPY	29,000	281,354
1.40%, 09/20/45	JPY	37,500	391,796
1.40%, 12/20/45	JPY	47,650	498,048
1.50%, 12/20/44	JPY	55,050	584,358
1.50%, 03/20/45	JPY	75,000	796,622
1.60%, 06/20/45	JPY	30,950	335,039
1.70%, 06/20/33	JPY	32,550	336,032
1.70%, 12/20/43	JPY	62,400	683,140
1.70%, 03/20/44	JPY	96,950	1,062,448
1.70%, 06/20/44	JPY	46,450	509,550
1.70%, 09/20/44	JPY	64,150	704,426
1.80%, 11/22/32	JPY	26,000	269,326
1.80%, 03/20/43	JPY	17,500	193,958
1.80%, 09/20/43	JPY	68,800	764,415
1.90%, 09/20/42	JPY	188,350	2,113,817
1.90%, 06/20/43	JPY	90,150	1,015,960
2.00%, 12/20/33	JPY	14,550	155,348
2.00%, 09/20/40	JPY	121,600	1,367,948
2.00%, 09/20/41	JPY	139,900	1,583,696
2.00%, 03/20/42	JPY	154,550	1,754,731
2.10%, 09/20/33	JPY	38,950	418,852
2.20%, 09/20/39	JPY	108,400	1,243,022
2.20%, 03/20/41	JPY	126,650	1,467,851
2.30%, 05/20/32	JPY	24,800	266,987
2.30%, 03/20/35	JPY	47,600	530,873
2.30%, 06/20/35	JPY	45,550	509,301
2.30%, 12/20/35	JPY	45,650	513,607
2.30%, 12/20/36	JPY	43,100	489,357
2.30%, 03/20/39	JPY	131,050	1,518,881
2.30%, 03/20/40	JPY	158,950	1,855,465
2.40%, 11/20/31	JPY	22,600	243,673
2.40%, 03/20/34	JPY	43,200	480,656
2.40%, 12/20/34	JPY	42,600	478,679
2.40%, 03/20/37	JPY	64,150	738,315
2.40%, 09/20/38	JPY	141,950	1,656,235
2.50%, 06/20/34	JPY	46,450	524,014
2.50%, 09/20/34	JPY	39,700	449,238
2.50%, 09/20/35	JPY	36,550	418,881
2.50%, 03/20/36	JPY	52,000	599,076
2.50%, 06/20/36	JPY	43,950	507,645
2.50%, 09/20/36	JPY	36,900	427,894
2.50%, 09/20/37	JPY	85,800	1,005,172
Japan Government Twenty Year Bond 0.20%, 06/20/36	JPY	75,000	650,077
0.30%, 06/20/39	JPY	180,000	1,552,856
0.30%, 09/20/39	JPY	142,850	1,228,303
0.30%, 12/20/39	JPY	82,150	705,146
0.40%, 03/20/36	JPY	112,000	999,524
0.40%, 03/20/39	JPY	165,100	1,450,186
0.40%, 03/20/40	JPY	118,600	1,035,720
0.40%, 06/20/40	JPY	166,600	1,452,647
0.40%, 09/20/40	JPY	180,000	1,567,038
0.40%, 06/20/41	JPY	175,150	1,517,285
0.50%, 09/20/36	JPY	84,500	763,988
0.50%, 03/20/38	JPY	116,550	1,046,562
0.50%, 06/20/38	JPY	20,000	179,408
0.50%, 12/20/38	JPY	140,200	1,252,949
0.50%, 12/20/40	JPY	162,600	1,438,370

Security		Par (000)	Value

Japan (continued)
0.50%, 03/20/41	JPY	124,300	$1,097,995
0.50%, 09/20/41	JPY	57,300	505,572
0.60%, 12/20/36	JPY	107,100	979,663
0.60%, 06/20/37	JPY	90,550	827,221
0.60%, 09/20/37	JPY	75,000	684,676
0.60%, 12/20/37	JPY	89,350	815,098
0.70%, 03/20/37	JPY	93,550	867,226
0.70%, 09/20/38	JPY	48,850	451,379
0.80%, 06/20/23	JPY	51,950	462,529
1.00%, 03/20/23	JPY	64,500	574,555
1.00%, 12/20/35	JPY	110,000	1,063,084
1.20%, 12/20/34	JPY	100,150	989,225
1.20%, 03/20/35	JPY	74,250	733,940
1.20%, 09/20/35	JPY	78,850	780,475
1.30%, 06/20/35	JPY	97,300	973,726
1.40%, 12/20/22	JPY	27,000	240,947
1.40%, 09/20/34	JPY	120,000	1,210,802
1.50%, 06/20/32	JPY	50,900	511,086
1.50%, 03/20/33	JPY	59,400	599,608
1.50%, 03/20/34	JPY	98,350	1,000,275
1.50%, 06/20/34	JPY	126,000	1,283,381
1.60%, 06/20/30	JPY	73,200	729,874
1.60%, 03/20/32	JPY	46,700	472,220
1.60%, 06/20/32	JPY	50,100	507,664
1.60%, 03/20/33	JPY	89,100	908,152
1.60%, 12/20/33	JPY	107,850	1,106,519
1.70%, 12/20/22	JPY	36,000	322,337
1.70%, 09/20/31	JPY	50,400	511,805
1.70%, 12/20/31	JPY	66,600	677,885
1.70%, 03/20/32	JPY	45,450	463,672
1.70%, 06/20/32	JPY	44,550	455,530
1.70%, 09/20/32	JPY	66,000	676,353
1.70%, 12/20/32	JPY	102,050	1,048,033
1.70%, 06/20/33	JPY	28,100	290,093
1.70%, 09/20/33	JPY	92,600	957,897
1.80%, 06/20/23	JPY	43,000	389,017
1.80%, 06/20/30	JPY	18,100	183,212
1.80%, 09/20/30	JPY	48,850	495,452
1.80%, 06/20/31	JPY	47,800	488,254
1.80%, 09/20/31	JPY	88,950	910,915
1.80%, 12/20/31	JPY	80,100	822,344
1.80%, 03/20/32	JPY	101,700	1,046,678
1.80%, 12/20/32	JPY	55,950	579,975
1.90%, 09/20/23	JPY	33,000	300,476
1.90%, 12/20/23	JPY	35,000	320,213
1.90%, 03/20/24	JPY	24,250	222,908
1.90%, 03/20/25	JPY	31,500	295,032
1.90%, 06/20/25	JPY	40,200	378,266
1.90%, 12/20/28	JPY	63,050	629,178
1.90%, 03/20/29	JPY	60,350	604,808
1.90%, 09/20/30	JPY	66,200	676,561
1.90%, 03/20/31	JPY	55,950	575,111
1.90%, 06/20/31	JPY	110,000	1,132,824
2.00%, 12/20/24	JPY	53,100	496,538
2.00%, 03/20/25	JPY	50	470
2.00%, 09/20/25	JPY	32,650	309,759
2.00%, 12/20/25	JPY	56,050	534,269
2.00%, 03/20/27	JPY	38,350	374,193
2.00%, 06/20/30	JPY	51,700	531,139
2.00%, 12/20/30	JPY	110,550	1,141,931

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2021	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan (continued)
2.00%, 03/20/31	JPY	57,550	$596,268
2.10%, 03/20/24	JPY	7,300	67,408
2.10%, 09/20/24	JPY	70,600	658,756
2.10%, 03/20/25	JPY	29,900	281,825
2.10%, 09/20/25	JPY	28,850	274,695
2.10%, 12/20/25	JPY	30,000	287,052
2.10%, 03/20/26	JPY	44,600	428,806
2.10%, 12/20/26	JPY	93,350	910,559
2.10%, 03/20/27	JPY	58,400	572,594
2.10%, 06/20/27	JPY	37,500	369,410
2.10%, 09/20/27	JPY	31,300	309,595
2.10%, 12/20/27	JPY	60,000	596,115
2.10%, 09/20/28	JPY	66,750	671,728
2.10%, 12/20/28	JPY	35,000	353,654
2.10%, 03/20/29	JPY	70,500	715,676
2.10%, 06/20/29	JPY	75,700	771,512
2.10%, 09/20/29	JPY	88,500	905,499
2.10%, 12/20/29	JPY	87,950	903,167
2.10%, 03/20/30	JPY	100,200	1,032,506
2.10%, 12/20/30	JPY	80,000	832,751
2.20%, 03/20/24	JPY	38,950	360,479
2.20%, 03/20/26	JPY	42,700	412,187
2.20%, 06/20/26	JPY	29,550	286,835
2.20%, 09/20/26	JPY	245,400	2,394,144
2.20%, 09/20/27	JPY	49,750	494,667
2.20%, 03/20/28	JPY	81,400	816,750
2.20%, 09/20/28	JPY	55,600	562,888
2.20%, 06/20/29	JPY	39,450	404,707
2.20%, 12/20/29	JPY	82,800	856,187
2.20%, 03/20/30	JPY	64,000	664,185
2.20%, 03/20/31	JPY	70,600	743,036
2.30%, 03/20/26	JPY	36,000	348,898
2.30%, 06/20/26	JPY	49,300	480,555
2.30%, 09/20/26	JPY	26,900	263,595
2.30%, 06/20/27	JPY	40,000	398,007
2.40%, 06/20/24	JPY	55,800	521,835
2.40%, 03/20/28	JPY	36,500	370,332
2.40%, 06/20/28	JPY	53,000	540,370
Japan Government Two Year Bond 0.00%, 05/01/23(c)	JPY	50,000	439,474
0.00%, 10/01/23(c)	JPY	279,650	2,458,859
0.10%, 11/01/22	JPY	81,500	716,628
0.10%, 01/01/23	JPY	130,000	1,143,487
0.10%, 03/01/23	JPY	45,000	395,953

			187,940,231

Netherlands — 4.6%
Netherlands Government Bond 0.00%, 01/15/24(b)(c)	EUR	671	785,372
0.00%, 01/15/27(b)(c)	EUR	2,521	2,955,950
0.00%, 07/15/30(b)(c)	EUR	2,839	3,285,165
0.00%, 07/15/31(b)(c)	EUR	611	702,361
0.00%, 01/15/38(b)(c)	EUR	851	948,537
0.00%, 01/15/52(b)(c)	EUR	1,359	1,447,837
0.25%, 07/15/25(b)	EUR	2,782	3,296,747
0.25%, 07/15/29(b)	EUR	2,014	2,388,484
0.50%, 07/15/26(b)	EUR	2,192	2,635,563
0.50%, 01/15/40(b)	EUR	1,461	1,785,522
0.75%, 07/15/27(b)	EUR	2,265	2,769,117
0.75%, 07/15/28(b)	EUR	1,573	1,931,757
1.75%, 07/15/23(b)	EUR	2,935	3,531,288

Security		Par (000)	Value

Netherlands (continued)
2.00%, 07/15/24(b)	EUR	2,067	$2,554,194
2.50%, 01/15/33(b)	EUR	2,302	3,376,129
2.75%, 01/15/47(b)	EUR	2,660	5,013,414
3.75%, 01/15/23(b)	EUR	1,410	1,716,467
3.75%, 01/15/42(b)	EUR	2,505	4,954,887
4.00%, 01/15/37(b)	EUR	2,272	4,146,518
5.50%, 01/15/28(b)	EUR	2,013	3,158,864
7.50%, 01/15/23(b)	EUR	434	551,172

			53,935,345

Norway — 3.1%
Norway Government Bond 1.25%, 09/17/31(b)	NOK	23,243	2,638,530
1.38%, 08/19/30	NOK	35,494	4,091,690
1.50%, 02/19/26(b)	NOK	34,644	4,086,835
1.75%, 03/13/25(b)	NOK	27,906	3,329,072
1.75%, 02/17/27(b)	NOK	23,231	2,767,239
1.75%, 09/06/29(b)	NOK	30,895	3,672,847
2.00%, 05/24/23(b)	NOK	56,177	6,738,261
2.00%, 04/26/28(b)	NOK	29,023	3,506,300
3.00%, 03/14/24(b)	NOK	50,494	6,200,650

			37,031,424

Singapore — 4.5%
Singapore Government Bond 0.50%, 11/01/25	SGD	4,010	2,889,906
1.63%, 07/01/31	SGD	1,870	1,359,740
1.75%, 02/01/23	SGD	5,280	3,970,787
1.88%, 03/01/50	SGD	4,076	2,815,266
1.88%, 10/01/51	SGD	1,339	939,544
2.00%, 02/01/24	SGD	2,253	1,712,013
2.13%, 06/01/26	SGD	4,371	3,346,692
2.25%, 08/01/36	SGD	4,475	3,368,280
2.38%, 06/01/25	SGD	3,700	2,863,775
2.38%, 07/01/39	SGD	2,006	1,533,366
2.63%, 05/01/28	SGD	3,190	2,495,770
2.75%, 07/01/23	SGD	4,400	3,371,049
2.75%, 04/01/42	SGD	3,298	2,671,563
2.75%, 03/01/46	SGD	3,978	3,239,983
2.88%, 07/01/29	SGD	3,984	3,176,801
2.88%, 09/01/30	SGD	4,830	3,867,403
3.00%, 09/01/24	SGD	4,860	3,798,837
3.38%, 09/01/33	SGD	3,552	3,000,301
3.50%, 03/01/27	SGD	3,456	2,812,905

			53,233,981

Spain — 4.7%
Spain Government Bond 0.00%, 04/30/23(c)	EUR	1,387	1,615,269
0.00%, 01/31/25(c)	EUR	953	1,109,897
0.00%, 01/31/26(c)	EUR	820	951,124
0.10%, 04/30/31(b)	EUR	1,026	1,135,471
0.25%, 07/30/24(b)	EUR	750	879,953
0.35%, 07/30/23	EUR	973	1,140,794
0.45%, 10/31/22	EUR	228	266,101
0.50%, 04/30/30(b)	EUR	1,060	1,232,430
0.50%, 10/31/31(b)	EUR	304	346,964
0.60%, 10/31/29(b)	EUR	1,014	1,193,189
0.80%, 07/30/27(b)	EUR	920	1,105,476
0.85%, 07/30/37(b)	EUR	268	303,528
1.00%, 07/30/42(b)	EUR	435	492,315
1.00%, 10/31/50(b)	EUR	860	920,602

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® International Treasury Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Spain (continued)
1.20%, 10/31/40(b)	EUR	689	$811,378
1.25%, 10/31/30(b)	EUR	1,170	1,442,111
1.30%, 10/31/26(b)	EUR	1,135	1,399,233
1.40%, 04/30/28(b)	EUR	1,338	1,666,429
1.40%, 07/30/28(b)	EUR	1,001	1,249,347
1.45%, 10/31/27(b)	EUR	894	1,115,562
1.45%, 04/30/29(b)	EUR	803	1,006,604
1.45%, 10/31/71(b)	EUR	240	249,435
1.50%, 04/30/27(b)	EUR	894	1,115,779
1.60%, 04/30/25(b)	EUR	1,152	1,416,662
1.85%, 07/30/35(b)	EUR	784	1,023,589
1.95%, 04/30/26(b)	EUR	928	1,170,132
1.95%, 07/30/30(b)	EUR	1,015	1,324,161
2.15%, 10/31/25(b)	EUR	902	1,139,236
2.35%, 07/30/33(b)	EUR	1,024	1,400,156
2.70%, 10/31/48(b)	EUR	666	1,028,858
2.75%, 10/31/24(b)	EUR	1,284	1,620,682
2.90%, 10/31/46(b)	EUR	726	1,148,144
3.45%, 07/30/66(b)	EUR	679	1,220,847
3.80%, 04/30/24(b)	EUR	988	1,260,647
4.20%, 01/31/37(b)	EUR	1,112	1,900,557
4.40%, 10/31/23(b)	EUR	943	1,196,241
4.65%, 07/30/25(b)	EUR	1,563	2,135,887
4.70%, 07/30/41(b)	EUR	927	1,773,968
4.80%, 01/31/24(b)	EUR	707	913,152
4.90%, 07/30/40(b)	EUR	836	1,617,916
5.15%, 10/31/28(b)	EUR	900	1,394,885
5.15%, 10/31/44(b)	EUR	700	1,473,941
5.40%, 01/31/23(b)	EUR	869	1,078,761
5.75%, 07/30/32	EUR	1,091	1,934,447
5.90%, 07/30/26(b)	EUR	1,407	2,086,155
6.00%, 01/31/29	EUR	1,211	1,978,627

			55,986,642

Sweden — 3.8%
Sweden Government Bond 0.13%, 05/12/31	SEK	37,930	4,313,058
0.75%, 05/12/28	SEK	40,605	4,875,673
0.75%, 11/12/29(b)	SEK	46,620	5,607,971
1.00%, 11/12/26(a)	SEK	54,600	6,627,530
1.50%, 11/13/23(b)	SEK	67,195	8,076,310
2.25%, 06/01/32(a)	SEK	19,840	2,752,349
2.50%, 05/12/25	SEK	56,260	7,118,777
3.50%, 03/30/39	SEK	30,780	5,281,845

			44,653,513

United Kingdom — 4.9%
United Kingdom Gilt 0.13%, 01/31/23(a)	GBP	1,200	1,632,736
0.13%, 01/31/24(a)	GBP	1,050	1,417,723
0.13%, 01/30/26(a)	GBP	1,751	2,332,350
0.13%, 01/31/28(a)	GBP	610	798,001
0.25%, 07/31/31(a)	GBP	1,069	1,354,720
0.38%, 10/22/30(a)	GBP	910	1,178,753
0.50%, 10/22/61(a)	GBP	610	702,247
0.63%, 06/07/25(a)	GBP	600	818,831
0.63%, 07/31/35(a)	GBP	996	1,268,479
0.63%, 10/22/50(a)	GBP	977	1,170,073
0.75%, 07/22/23(a)	GBP	500	685,507
0.88%, 10/22/29(a)	GBP	1,045	1,423,986
0.88%, 01/31/46(a)	GBP	488	623,841

Security		Par (000)	Value

United Kingdom (continued)
1.00%, 04/22/24(a)	GBP	665	$917,276
1.25%, 07/22/27(a)	GBP	1,008	1,412,469
1.25%, 10/22/41(a)	GBP	875	1,208,139
1.25%, 07/31/51(a)	GBP	136	191,092
1.50%, 07/22/26(a)	GBP	384	543,633
1.50%, 07/22/47(a)	GBP	755	1,111,990
1.63%, 10/22/28(a)	GBP	193	277,759
1.63%, 10/22/54(a)	GBP	565	882,721
1.63%, 10/22/71(a)	GBP	508	901,705
1.75%, 09/07/37(a)	GBP	956	1,418,627
1.75%, 01/22/49(a)	GBP	505	788,704
1.75%, 07/22/57(a)	GBP	856	1,416,319
2.00%, 09/07/25(a)	GBP	498	714,252
2.25%, 09/07/23(a)	GBP	938	1,320,543
2.50%, 07/22/65(a)	GBP	711	1,503,920
2.75%, 09/07/24(a)	GBP	310	448,603
3.25%, 01/22/44(a)	GBP	943	1,815,033
3.50%, 01/22/45(a)	GBP	778	1,570,374
3.50%, 07/22/68(a)	GBP	609	1,634,307
3.75%, 07/22/52(a)	GBP	564	1,299,209
4.00%, 01/22/60(a)	GBP	527	1,404,813
4.25%, 12/07/27(a)	GBP	534	878,006
4.25%, 06/07/32(a)	GBP	988	1,782,020
4.25%, 03/07/36(a)	GBP	666	1,290,985
4.25%, 09/07/39(a)	GBP	628	1,289,175
4.25%, 12/07/40(a)	GBP	739	1,544,649
4.25%, 12/07/46(a)	GBP	703	1,605,442
4.25%, 12/07/49(a)	GBP	511	1,223,617
4.25%, 12/07/55(a)	GBP	718	1,871,288
4.50%, 09/07/34(a)	GBP	642	1,232,091
4.50%, 12/07/42(a)	GBP	838	1,861,597
4.75%, 12/07/30(a)	GBP	456	828,313
4.75%, 12/07/38(a)	GBP	810	1,731,407
5.00%, 03/07/25(a)	GBP	981	1,532,358
6.00%, 12/07/28(a)	GBP	515	952,894

			57,812,577

Total Foreign Government Obligations — 99.0% (Cost: $1,190,378,127)			1,170,942,346

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)		460	460,000

Total Short-Term Investments — 0.0% (Cost: $460,000)			460,000

Total Investments in Securities — 99.0% (Cost: $1,190,838,127)			1,171,402,346

Other Assets, Less Liabilities — 1.0%			11,807,327

Net Assets — 100.0%			$1,183,209,673

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Affiliate of the Fund.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2021	iShares® International Treasury Bond ETF

(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$540,000	$—	$(80,000	)(a)	$—	$—	$460,000	460	$185	$(1)

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Foreign Government Obligations	$—	$1,170,942,346	$—	$1,170,942,346
Money Market Funds	460,000	—	—	460,000

	$460,000	$1,170,942,346	$—	$1,171,402,346

See notes to financial statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2021

	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$75,537,135	$1,170,942,346
Affiliated(b)	20,000	460,000
Cash	5,256	4,910
Foreign currency, at value(c)	386,026	4,895,761
Receivables:
Investments sold	3,643,190	14,034,375
Capital shares sold	570,801	2,479,994
Interest	502,431	8,124,339

Total assets	80,664,839	1,200,941,725

LIABILITIES
Payables:
Investments purchased	4,354,166	17,381,688
Investment advisory fees	18,744	350,364

Total liabilities	4,372,910	17,732,052

NET ASSETS	$76,291,929	$1,183,209,673

NET ASSETS CONSIST OF:
Paid-in capital	$83,951,820	$1,206,907,064
Accumulated loss	(7,659,891)	(23,697,391)

NET ASSETS	$76,291,929	$1,183,209,673

Shares outstanding	950,000	23,200,000

Net asset value	$80.31	$51.00

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — Unaffiliated	$75,937,048	$1,190,378,127
(b) Investments, at cost — Affiliated	$20,000	$460,000
(c) Foreign currency, at cost	$385,748	$4,885,914

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Operations

Year Ended October 31, 2021

	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$1	$185
Interest — Unaffiliated	(138,579)	5,941,220
Foreign taxes withheld	(2,763)	(18,579)

Total investment income	(141,341)	5,922,826

EXPENSES
Investment advisory fees	208,148	4,215,848
Miscellaneous	173	173

Total expenses	208,321	4,216,021

Net investment income (loss)	(349,662)	1,706,805

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	1,387,616	665,879
In-kind redemptions — Unaffiliated	—	9,651,498
Capital gain distributions from underlying funds — Affiliated	—	(1)
Foreign currency transactions	20,796	340,244

Net realized gain	1,408,412	10,657,620

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(1,943,137)	(59,075,344)
Foreign currency translations	(7,014)	(77,776)

Net change in unrealized appreciation (depreciation)	(1,950,151)	(59,153,120)

Net realized and unrealized loss	(541,739)	(48,495,500)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(891,401)	$(46,788,695)

See notes to financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares 1-3 Year International Treasury Bond ETF		iShares International Treasury Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(349,662)	$(106,359)	$1,706,805	$3,687,499
Net realized gain (loss)	1,408,412	(813,683)	10,657,620	7,875,158
Net change in unrealized appreciation (depreciation)	(1,950,151)	2,288,464	(59,153,120)	26,041,283

Net increase (decrease) in net assets resulting from operations	(891,401)	1,368,422	(46,788,695)	37,603,940

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	—	—	—	(2,097,161)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	20,246,747	(11,521,633)	147,069,339	143,965,013

NET ASSETS
Total increase (decrease) in net assets	19,355,346	(10,153,211)	100,280,644	179,471,792
Beginning of year	56,936,583	67,089,794	1,082,929,029	903,457,237

End of year	$76,291,929	$56,936,583	$1,183,209,673	$1,082,929,029

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Financial Highlights

(For a share outstanding throughout each period)

	iShares 1-3 Year International Treasury Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19		Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$81.34	$78.93	$80.16		$82.78	$80.72

Net investment loss(a)	(0.49)	(0.14)	(0.00	)(b)	(0.06)	(0.04)
Net realized and unrealized gain (loss)(c)	(0.54)	2.55	0.20		(2.17)	2.10

Net increase (decrease) from investment operations	(1.03)	2.41	0.20		(2.23)	2.06

Distributions(d)
From net investment income	—	—	(1.43)		(0.39)	—

Total distributions	—	—	(1.43)		(0.39)	—

Net asset value, end of year	$80.31	$81.34	$78.93		$80.16	$82.78

Total Return(e)
Based on net asset value	(1.27)%	3.05%	0.25%		(2.71)%	2.55%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35%		0.35%	0.35%

Total expenses after fees waived	0.35%	0.17%	0.09%		0.01%	0.01%

Net investment loss	(0.59)%	(0.18)%	(0.01)%		(0.07)%	(0.04)%

Supplemental Data
Net assets, end of year (000)	$76,292	$56,937	$67,090		$76,156	$78,641

Portfolio turnover rate(f)	60%	71%	56%		47%	48%

(a)	Based on average shares outstanding.
(b)	Rounds to less than $0.01.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International Treasury Bond ETF
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17 (a)

Net asset value, beginning of year	$52.95	$50.76	$47.45	$48.72	$48.06

Net investment income(b)	0.08	0.21	0.30	0.33	0.37
Net realized and unrealized gain (loss)(c)	(2.03)	2.10	3.16	(1.58)	0.62

Net increase (decrease) from investment operations	(1.95)	2.31	3.46	(1.25)	0.99

Distributions(d)
From net investment income	—	(0.12)	(0.15)	(0.02)	(0.33)

Total distributions	—	(0.12)	(0.15)	(0.02)	(0.33)

Net asset value, end of year	$51.00	$52.95	$50.76	$47.45	$48.72

Total Return(e)
Based on net asset value	(3.68)%	4.57%	7.31%	(2.57)%	2.13%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income	0.14%	0.41%	0.62%	0.66%	0.78%

Supplemental Data
Net assets, end of year (000)	$1,183,210	$1,082,929	$903,457	$851,684	$811,247

Portfolio turnover rate(f)	21%	41%	9%	10%	9%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on August 30, 2017.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

1-3 Year International Treasury Bond	Non-diversified
International Treasury Bond	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

1-3 Year International Treasury Bond	0.35%
International Treasury Bond	0.35

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Funds.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

1-3 Year International Treasury Bond	$37,270,030	$36,014,318
International Treasury Bond	384,962,666	250,156,050

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

1-3 Year International Treasury Bond	$19,992,631	$—
International Treasury Bond	192,596,719	162,099,198

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss

International Treasury Bond	$9,335,245	$(9,335,245)

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20
International Treasury Bond
Ordinary income	$—	$2,097,161

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

1-3 Year International Treasury Bond	$958,071	$(8,019,446)	$(598,516)	$(7,659,891)
International Treasury Bond	4,374,205	(6,162,997)	(21,908,599)	(23,697,391)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

For the year ended October 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

1-3 Year International Treasury Bond	$66,355

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

1-3 Year International Treasury Bond	$76,151,174	$865,117	$(1,459,156)	$(594,039)
International Treasury Bond	1,193,222,219	11,564,189	(33,384,062)	(21,819,873)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20

iShares ETF	Shares	Amount	Shares	Amount

1-3 Year International Treasury Bond
Shares sold	250,000	$20,246,747	—	$—
Shares redeemed	—	—	(150,000)	(11,521,633)

Net increase (decrease)	250,000	$20,246,747	(150,000)	$(11,521,633)

International Treasury Bond
Shares sold	6,100,000	$324,357,341	10,450,000	$535,540,996
Shares redeemed	(3,350,000)	(177,288,002)	(7,800,000)	(391,575,983)

Net increase	2,750,000	$147,069,339	2,650,000	$143,965,013

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares 1-3 Year International Treasury

Bond ETF and iShares International Treasury Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	31

Important Tax Information (unaudited)

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned for the fiscal year ended October 31, 2021:

iShares ETF	Foreign Source Income Earned

International Treasury Bond	$5,941,221

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends

International Treasury Bond	$2,531,909

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares 1-3 Year International Treasury Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (BIL), (together the Advisory Agreements”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited (BIL); (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited (BIL) for sub-advisory services, and there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited (BIL) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited (BIL), which were provided at the May 7, 2021 meeting and throughout the year and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	33

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

iShares International Treasury Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (BIL), (together the Advisory Agreements”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited (BIL); (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited (BIL) for sub-advisory services, and there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited (BIL) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited (BIL), which were provided at the May 7, 2021 meeting and throughout the year and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	35

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	37

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	39

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviations

AUD	Australian Dollar

CAD	Canadian Dollar

DKK	Danish Krone

EUR	Euro

GBP	British Pound

ILS	Israeli Shekel

JPY	Japanese Yen

NOK	Norwegian Krone

SEK	Swedish Krona

SGD	Singapore Dollar

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	41

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1003-1021

OCTOBER 31, 2021

2021 Annual Report

iShares Trust

•	iShares J.P. Morgan USD Emerging Markets Bond ETF | EMB | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Bond Market Overview

Global investment-grade bonds declined slightly for the 12 months ended October 31, 2021 (“reporting period”). The Bloomberg Global Aggregate Index, a broad measure of global bond market performance, returned -1.24% in U.S. dollar terms for the reporting period.

While the global economy continued its rebound from the impact of the coronavirus pandemic, the recovery was uneven and beset with challenges. The creation of multiple COVID-19 vaccines and the implementation of vaccination programs globally helped to mitigate the pandemic’s impact and led to the lifting of restrictions in many countries. However, while nearly half of the world’s population received at least one vaccine dose by the end of the reporting period, vaccine distribution varied substantially. The spread of the highly contagious Delta variant led to swift case increases in some areas, causing renewed restrictions and constraining global growth.

Bond performance differed by type, but in general corporate bonds gained more than government bonds, and lower-rated bonds gained more than higher-rated bonds. The improving economic environment and vaccination progress led to investor optimism about the lower-rated segments of the market. However, a notable rise in global inflation pressured bonds, which typically lose value in an inflationary environment.

Bonds in the U.S. established these global patterns, as corporate bonds, particularly high-yield bonds, posted solid returns, backed by strong investor demand for yield, while U.S. Treasuries declined, largely due to rising inflation. Bond issuance was high by historical standards, as corporations were eager to take advantage of low borrowing costs, while the federal government issued debt to finance stimulus and other spending. The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchase program. The Fed indicated that it would begin slowing its bond buying activities late in 2021, and their forecast showed that an interest rate increase is possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

European bond prices declined overall, as supply chain frictions and increasing commodities prices, particularly for energy commodities, led to the highest Eurozone inflation rate in 13 years. In response, the European Central Bank (“ECB”) slowed the pace of its bond purchases, while keeping its benchmark interest rate at 0%. The E.U. issued €20 billion in common European bonds to partially finance its pandemic recovery fund, attracting high investor interest. Bond prices also declined in the U.K. amid a relatively early vaccination push and robust economic recovery. While the Bank of England kept interest rates at record lows, it signaled that it would soon raise interest rates to counter growing inflation.

In contrast, bonds in the Asia/Pacific region posted a solid gain overall, although gains were mostly concentrated in corporate bonds, particularly the lower-rated segment of the market. Japanese government bonds were nearly flat, as inflation concerns were much less prominent in Japan compared to other regions, and the Bank of Japan showed no signs of tightening monetary policy. Emerging market bonds also advanced, benefiting from higher yields compared with developed economies, as investors sought income in a low interest rate environment. However, concerns late in the reporting period surrounding China’s highly indebted property companies weighed on returns of some emerging market bonds.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® J.P. Morgan USD Emerging Markets Bond ETF

Investment Objective

The iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds, as represented by the J.P. Morgan EMBI® Global Core Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	3.80%	3.71%	4.70%	3.80%	19.96%	58.25%
Fund Market	3.83	3.75	4.63	3.83	20.18	57.22
Index	4.22	4.15	5.32	4.22	22.54	68.00

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 7 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,011.10	$1.98		$1,000.00	$1,023.20	$1.99		0.39%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 7 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® J.P. Morgan USD Emerging Markets Bond ETF

Portfolio Management Commentary

U.S. dollar-denominated emerging market bonds advanced broadly for the reporting period. Accommodative monetary policy, investors’ increasing appetite for risk-taking, and the search for yield in a low interest rate environment supported emerging market bond performance despite rising interest rates in many countries.

From a country perspective, Mexican bonds were the largest contributors to the Index’s return despite higher interest rates and rising inflation, largely reflecting the performance of bonds issued by a large, state-owned oil company. The oil company benefited from rising oil and gas prices as well as expectations that the government would offer financial support after two fires occurred at production facilities during the reporting period.

Omani bonds were also solid contributors to the Index’s return. The Omani government sought to lower its relatively large budget deficit by seeking spending cuts and tax increases amid higher revenue from rising oil prices. The Omani government issued $3.25 billion in debt during the reporting period, which was met with strong demand from investors. Turkish bonds rallied late in the reporting period, as investors were enticed by extremely high yields despite the country’s high inflation rate and accommodative monetary policy. On the downside, a credit downgrade from investment-grade to high-yield status in Colombia and political uncertainty in Peru meant that bonds issued from these countries detracted from the Index’s return.

From a credit quality perspective, higher-yielding lower-rated bonds, including those rated B, Ba, and Caa, contributed the most to the Index’s return, reflecting strong demand for yield, while higher-rated lower-yielding bonds detracted modestly from the Index’s return. From a maturity perspective, bonds with maturities greater than seven years, which represented approximately 69% of the Index on average, contributed the most to the Index’s performance.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)

Aa	7.0%
A	14.2
Baa	32.5
Ba	18.9
B	18.8
Caa	3.9
Ca	0.3
Not Rated	4.4

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

Mexico	5.6%
Indonesia	4.9
Saudi Arabia	4.6
United Arab Emirates	4.5
Qatar	4.4
Turkey	4.0
Russia	3.8
China	3.7
Philippines	3.5
Peru	3.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	7

Schedule of Investments October 31, 2021	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Azerbaijan — 0.3%
Southern Gas Corridor CJSC, 6.88%, 03/24/26(a)	$56,047	$65,585,499

Bahrain — 0.2%
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27(a)	27,412	30,038,412

Chile — 1.1%
Corp. Nacional del Cobre de Chile 3.00%, 09/30/29 (Call 06/30/29)(a)	23,170	23,420,526
3.15%, 01/14/30 (Call 10/14/29)(a)	21,035	21,485,938
3.63%, 08/01/27 (Call 05/01/27)(a)	27,534	29,320,268
3.70%, 01/30/50 (Call 07/30/49)(a)	51,561	52,325,919
4.38%, 02/05/49 (Call 08/05/48)(a)	26,628	30,019,741
4.50%, 08/01/47 (Call 02/01/47)(a)	25,899	29,634,931
Empresa de Transporte de Pasajeros Metro SA, 4.70%, 05/07/50 (Call 11/07/49)(a)	21,685	25,246,761

		211,454,084

China — 2.2%
China Minmetals Corp., 3.75%, (Call 11/13/22)(a)(b)(c)	13,330	13,534,116
CNAC HK Finbridge Co. Ltd. 3.00%, 09/22/30(a)	13,707	13,637,505
3.38%, 06/19/24(a)	14,862	15,462,573
4.13%, 07/19/27(a)	14,924	16,111,204
4.63%, 03/14/23(a)	15,257	15,910,457
5.13%, 03/14/28(a)	25,908	29,420,607
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23(a)	17,845	18,924,801
Minmetals Bounteous Finance BVI Ltd., 3.38%, (Call 09/03/24)(a)(b)(c)	13,914	14,196,628
Sinopec Group Overseas Development 2012 Ltd., 4.88%, 05/17/42(a)	14,367	17,936,625
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23(a)	21,812	23,199,679
Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/24(a)	19,516	21,026,734
Sinopec Group Overseas Development 2015 Ltd., 3.25%, 04/28/25(a)	21,313	22,400,389
Sinopec Group Overseas Development 2017 Ltd., 3.63%, 04/12/27(a)	13,844	14,957,750
Sinopec Group Overseas Development 2018 Ltd. 1.45%, 01/08/26(a)	16,631	16,373,219
2.15%, 05/13/25 (Call 04/13/25)(a)	12,715	12,916,215
2.30%, 01/08/31	16,164	15,856,884
2.70%, 05/13/30 (Call 02/13/30)(a)	20,925	21,353,544
2.95%, 11/12/29 (Call 08/12/29)(a)	13,066	13,564,599
SPIC MTN Co. Ltd., 1.63%, 07/27/25(a)	14,377	14,165,083
State Grid Overseas Investment 2013 Ltd., 3.13%, 05/22/23(a)	9,553	9,865,956
State Grid Overseas Investment 2014 Ltd., 4.13%, 05/07/24(a)	23,395	25,118,744
State Grid Overseas Investment 2016 Ltd. 1.63%, 08/05/30 (Call 05/05/30)(a)	18,004	17,031,964
3.50%, 05/04/27(a)	34,825	37,655,576
Three Gorges Finance I Cayman Islands Ltd., 3.15%, 06/02/26(a)	14,365	15,093,593

		435,714,445

Security	Par (000)	Value

Indonesia — 1.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/25 (Call 04/15/25)(a)	$11,402	$12,217,243
5.45%, 05/15/30 (Call 02/15/30)(a)	11,981	13,680,864
6.53%, 11/15/28(a)	9,690	11,651,014
Pelabuhan Indonesia II PT, 4.25%, 05/05/25(a)	12,822	13,881,225
Pertamina Persero PT 1.40%, 02/09/26 (Call 01/09/26)(a)	12,168	11,849,928
4.18%, 01/21/50 (Call 07/21/49)(a)	11,657	11,933,854
4.30%, 05/20/23(a)	15,531	16,242,514
5.63%, 05/20/43(a)	15,437	18,408,623
6.00%, 05/03/42(a)	11,920	14,691,400
6.45%, 05/30/44(a)	17,190	22,506,008
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.00%, 06/30/50 (Call 12/30/49)(a)	11,218	10,862,530
4.13%, 05/15/27(a)	16,361	17,570,691
5.25%, 10/24/42(a)	10,742	11,959,203
5.45%, 05/21/28(a)	11,445	13,192,508
6.15%, 05/21/48(a)	11,317	13,957,935

		214,605,540

Kazakhstan — 0.9%
KazMunayGas National Co. JSC 4.75%, 04/19/27(a)	28,281	31,412,838
5.38%, 04/24/30(a)	35,285	41,374,838
5.75%, 04/19/47(a)	34,227	41,185,777
6.38%, 10/24/48(a)	40,989	52,627,314

		166,600,767

Malaysia — 1.9%
Petronas Capital Ltd. 2.48%, 01/28/32 (Call 10/28/31)(a)	34,065	33,802,018
3.40%, 04/28/61 (Call 10/28/60)(a)	47,266	48,968,522
3.50%, 03/18/25(a)	41,829	44,438,084
3.50%, 04/21/30 (Call 01/21/30)(a)	63,068	67,992,980
4.50%, 03/18/45(a)	42,087	51,485,553
4.55%, 04/21/50 (Call 10/21/49)(a)	76,050	95,068,964
4.80%, 04/21/60 (Call 10/21/59)(a)	27,505	36,687,269

		378,443,390

Mexico — 2.7%
Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.38%, 10/14/25(a)	7,684	8,487,458
Comision Federal de Electricidad 3.35%, 02/09/31 (Call 11/09/30)(a)	12,287	11,878,457
4.75%, 02/23/27(a)	7,288	8,055,518
4.88%, 01/15/24(a)	11,854	12,654,145
Mexico City Airport Trust, 5.50%, 07/31/47
(Call 01/31/47)(a)	18,886	19,084,303
Petroleos Mexicanos 4.50%, 01/23/26	12,933	13,015,642
4.88%, 01/18/24	9,164	9,466,412
5.35%, 02/12/28	22,935	22,858,168
5.95%, 01/28/31 (Call 10/28/30)	33,994	33,365,111
6.35%, 02/12/48	25,543	21,679,621
6.38%, 01/23/45	14,220	12,131,082
6.49%, 01/23/27 (Call 11/23/26)	21,637	22,976,330
6.50%, 03/13/27	49,076	52,130,981
6.50%, 01/23/29	18,564	19,283,819
6.50%, 06/02/41	14,532	13,095,512
6.63%, 06/15/35	25,326	24,414,897
6.75%, 09/21/47	54,770	48,266,063

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mexico (continued)
6.84%, 01/23/30 (Call 10/23/29)	$39,147	$40,840,108
6.88%, 10/16/25	13,485	14,701,347
6.88%, 08/04/26	27,121	29,534,769
6.95%, 01/28/60 (Call 07/28/59)	33,540	29,649,360
7.69%, 01/23/50 (Call 07/23/49)	72,245	68,993,975

		536,563,078

Panama — 0.3%
Aeropuerto Internacional de Tocumen SA 5.13%, 08/11/61 (Call 08/11/60)(d)	33,100	34,492,269
5.13%, 08/11/61 (Call 08/11/60)(a)	600	625,237
Banco Nacional de Panama, 2.50%, 08/11/30 (Call 05/11/30)(a)	25,156	23,722,108

		58,839,614

Peru — 0.4%
Petroleos del Peru SA 4.75%, 06/19/32(a)	24,636	26,027,934
5.63%, 06/19/47(a)	48,286	48,799,039

		74,826,973

Philippines — 0.1%
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24(a)	23,442	27,797,817

Qatar — 0.9%
Qatar Petroleum 1.38%, 09/12/26 (Call 08/12/26)(d)	20,349	20,043,765
1.38%, 09/12/26 (Call 08/12/26)(a)	400	394,000
2.25%, 07/12/31 (Call 04/12/31)(d)	45,960	45,213,150
2.25%, 07/12/31 (Call 04/12/31)(a)	200	196,750
3.13%, 07/12/41 (Call 01/12/41)(a)	200	202,000
3.13%, 07/12/41 (Call 01/12/41)(d)	47,400	47,874,000
3.30%, 07/12/51 (Call 01/12/51)(d)	54,561	55,805,673
3.30%, 07/12/51 (Call 01/12/51)(a)	200	204,562

		169,933,900

Russia — 0.2%
Vnesheconombank Via VEB Finance PLC 5.94%, 11/21/23(a)	21,276	23,041,908
6.80%, 11/22/25(a)	18,368	21,436,604

		44,478,512

South Africa — 0.4%
Eskom Holdings SOC Ltd. 6.35%, 08/10/28(a)	25,893	27,834,975
6.75%, 08/06/23(a)	24,222	24,983,479
7.13%, 02/11/25(a)	32,565	33,778,046

		86,596,500

United Arab Emirates — 1.3%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47(a)	25,837	30,108,179
Abu Dhabi Ports Co. PJSC, 2.50%, 05/06/31 (Call 02/06/31)(a)	11,594	11,612,116
DAE Funding LLC
1.55%, 08/01/24 (Call 07/01/24)(d)	9,786	9,654,501
1.55%, 08/01/24 (Call 07/01/24)(a)	2,200	2,170,438
DP World Crescent Ltd.
3.88%, 07/18/29(a)	12,861	13,668,832
3.91%, 05/31/23(a)	11,472	11,890,728
4.85%, 09/26/28(a)	11,744	13,165,611
DP World Ltd./United Arab Emirates
5.63%, 09/25/48(a)	16,192	19,673,280
6.85%, 07/02/37(a)	17,700	23,453,208
DP World Salaam, 6.00%, (Call 10/01/25)(a)(b)(c)	17,912	19,630,432

Security	Par (000)	Value

United Arab Emirates (continued)
MDGH GMTN RSC Ltd.
2.50%, 11/07/24 (Call 10/07/24)(a)	$11,533	$11,979,904
3.40%, 06/07/51 (Call 12/07/50)(a)	11,366	11,863,263
MDGH-GMTN BV	11,814	12,212,722
2.50%, 05/21/26 (Call 04/21/26)(a)
2.88%, 11/07/29 (Call 08/07/29)(a)	11,625	12,099,445
2.88%, 05/21/30 (Call 02/21/30)(a)	11,660	12,110,367
3.70%, 11/07/49 (Call 05/07/49)(a)	17,872	19,489,416
3.95%, 05/21/50 (Call 11/21/49)(a)	21,212	24,079,597

		258,862,039

Venezuela — 0.1%
Petroleos de Venezuela SA
0.00%, 02/17/22(a)(e)(f)(g)	14,002	700,115
0.00%, 05/16/24(a)(e)(f)(g)	32,388	1,619,370
0.00%, 04/12/37(a)(e)(f)(g)	22,444	1,122,210
5.38%, 04/12/27(a)(e)(f)	24,185	1,209,250
6.00%, 11/15/26(a)(e)(f)	30,450	1,522,518
9.00%, 11/17/21(a)(e)(f)	28,268	1,413,402
9.75%, 05/17/35(a)(e)(f)	31,912	1,595,569

		9,182,434

Total Corporate Bonds & Notes — 14.1%
(Cost: $2,812,653,883)		2,769,523,004

Foreign Government Obligations(h)

Angola — 1.1%
Angolan Government International Bond
8.00%, 11/26/29(a)	49,339	48,870,280
8.25%, 05/09/28(a)	46,805	47,003,921
9.13%, 11/26/49(a)	34,882	33,929,285
9.38%, 05/08/48(a)	48,811	48,286,282
9.50%, 11/12/25(a)	41,807	45,120,205

		223,209,973

Argentina — 1.3%
Argentine Republic Government International Bond 0.50%, 07/09/30 (Call 11/29/21)(i)	196,038	67,143,053
1.00%, 07/09/29 (Call 11/29/21)	31,334	11,342,928
1.13%, 07/09/35 (Call 11/29/21)(i)	248,167	76,187,313
1.13%, 07/09/46 (Call 11/29/21)(i)	25,860	8,145,978
2.00%, 01/09/38 (Call 11/29/21)(i)	137,330	50,194,001
2.50%, 07/09/41 (Call 11/29/21)(i)	126,569	43,349,824

		256,363,097

Azerbaijan — 0.5%
Republic of Azerbaijan International Bond
3.50%, 09/01/32(a)	32,003	32,679,064
4.75%, 03/18/24(a)	34,972	37,339,167
State Oil Co. of the Azerbaijan Republic, 4.75%, 03/13/23(a)	21,097	21,859,129

		91,877,360

Bahrain — 2.3%
Bahrain Government International Bond
5.25%, 01/25/33(a)	28,031	26,778,365
5.45%, 09/16/32(a)	27,827	27,174,805
5.63%, 09/30/31(a)	27,877	27,690,573
6.00%, 09/19/44(a)	34,088	31,431,266
6.13%, 08/01/23(a)	42,008	44,457,591
6.75%, 09/20/29(a)	34,802	37,538,307
7.00%, 01/26/26(a)	31,221	34,622,138

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Bahrain (continued)
7.00%, 10/12/28(a)	$43,454	$47,541,392
7.38%, 05/14/30(a)	27,504	30,594,762
CBB International Sukuk Co. 5 SPC, 5.62%, 02/12/24(a)	27,647	29,198,688
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(a)	27,975	31,821,562
CBB International Sukuk Programme Co WLL 3.95%, 09/16/27(a)	28,049	28,688,868
6.25%, 11/14/24(a)	28,337	30,671,260
CBB International Sukuk Programme Co WLL., 4.50%, 03/30/27(a)	27,961	29,346,817

		457,556,394

Bolivia — 0.1%
Bolivian Government International Bond, 4.50%, 03/20/28(a)	27,711	24,737,263

Brazil — 3.2%
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 09/26/23(a)	20,270	22,003,085
Brazilian Government International Bond 2.88%, 06/06/25	30,801	30,770,199
3.75%, 09/12/31	26,738	24,425,163
3.88%, 06/12/30	58,904	54,957,432
4.25%, 01/07/25	74,509	78,783,954
4.50%, 05/30/29 (Call 02/28/29)	34,746	34,741,657
4.63%, 01/13/28 (Call 10/13/27)	51,294	52,698,173
4.75%, 01/14/50 (Call 07/14/49)	69,366	59,234,229
5.00%, 01/27/45	56,744	50,973,844
5.63%, 01/07/41	38,298	37,503,316
5.63%, 02/21/47	48,358	46,704,761
6.00%, 04/07/26	38,148	42,804,440
7.13%, 01/20/37	28,483	33,268,144
8.25%, 01/20/34	23,209	29,980,226
8.88%, 04/15/24	18,060	21,974,505

		620,823,128

Chile — 1.9%
Chile Government International Bond 2.45%, 01/31/31 (Call 10/31/30)	36,338	35,742,965
2.55%, 01/27/32 (Call 10/27/31)	30,660	30,301,661
2.55%, 07/27/33 (Call 04/27/33)	47,055	45,478,658
3.10%, 05/07/41 (Call 11/07/40)	56,263	54,800,162
3.10%, 01/22/61 (Call 07/22/60)	42,759	39,332,935
3.24%, 02/06/28 (Call 11/06/27)	42,192	44,467,731
3.25%, 09/21/71 (Call 03/21/71)	17,530	16,136,365
3.50%, 01/25/50 (Call 07/25/49)	47,789	48,514,796
3.50%, 04/15/53 (Call 10/15/52)	30,636	31,062,989
3.86%, 06/21/47	26,485	28,766,021

		374,604,283

China — 1.4%
China Development Bank, 1.00%, 10/27/25(a)	14,144	13,846,269
China Government International Bond 0.40%, 10/21/23(a)	18,932	18,844,155
0.55%, 10/21/25(a)	33,543	32,679,268
0.75%, 10/26/24(d)	9,100	9,073,974
1.20%, 10/21/30(a)	29,412	28,362,580
1.25%, 10/26/26(d)	16,400	16,450,348
1.75%, 10/26/31(d)	10,700	10,798,868
1.95%, 12/03/24(a)	30,312	31,284,712
2.13%, 12/03/29(a)	27,969	29,015,320
2.63%, 11/02/27(a)	15,240	16,160,344
3.25%, 10/19/23(a)	21,990	23,105,992

Security	Par (000)	Value

China (continued)
3.50%, 10/19/28(a)	$13,643	$15,345,510
Export-Import Bank of China (The) 2.88%, 04/26/26(a)	14,787	15,549,270
3.63%, 07/31/24(a)	20,904	22,486,851

		283,003,461

Colombia — 3.1%
Colombia Government International Bond 2.63%, 03/15/23 (Call 12/15/22)	16,737	16,979,687
3.00%, 01/30/30 (Call 10/30/29)	28,577	27,055,275
3.13%, 04/15/31 (Call 01/15/31)	46,694	43,813,564
3.25%, 04/22/32 (Call 01/22/32)	36,149	33,745,091
3.88%, 04/25/27 (Call 01/25/27)	35,268	36,630,226
3.88%, 02/15/61 (Call 08/15/60)	24,520	20,080,348
4.00%, 02/26/24 (Call 11/26/23)	27,554	28,721,601
4.13%, 02/22/42 (Call 08/22/41)	18,784	16,980,736
4.13%, 05/15/51 (Call 11/15/50)	28,240	24,679,995
4.50%, 01/28/26 (Call 10/28/25)	27,404	29,310,291
4.50%, 03/15/29 (Call 12/15/28)	36,321	38,404,917
5.00%, 06/15/45 (Call 12/15/44)	83,607	82,342,444
5.20%, 05/15/49 (Call 11/15/48)	48,101	48,395,619
5.63%, 02/26/44 (Call 08/26/43)	46,271	48,795,661
6.13%, 01/18/41	45,441	50,291,827
7.38%, 09/18/37	32,690	40,378,279
8.13%, 05/21/24	18,682	21,540,346

		608,145,907

Costa Rica — 0.5%
Costa Rica Government International Bond 6.13%, 02/19/31(a)	33,456	34,298,673
7.00%, 04/04/44(a)	26,971	26,849,631
7.16%, 03/12/45(a)	36,237	36,549,544

		97,697,848

Croatia — 0.5%
Croatia Government International Bond 5.50%, 04/04/23(a)	36,290	38,564,929
6.00%, 01/26/24(a)	49,496	54,903,438

		93,468,367

Dominican Republic — 2.9%
Dominican Republic International Bond 4.50%, 01/30/30(a)	50,497	51,027,218
4.88%, 09/23/32(a)	77,687	78,915,426
5.30%, 01/21/41(a)	37,754	37,536,915
5.50%, 01/27/25(a)	32,122	34,878,469
5.88%, 01/30/60(a)	80,867	78,860,488
5.95%, 01/25/27(a)	42,858	47,746,491
6.00%, 07/19/28(a)	32,835	36,816,244
6.40%, 06/05/49(a)	37,133	39,356,338
6.50%, 02/15/48(a)	25,192	26,766,500
6.85%, 01/27/45(a)	50,113	55,666,147
6.88%, 01/29/26(a)	37,250	42,600,031
7.45%, 04/30/44(a)	37,044	44,066,153

		574,236,420

Ecuador — 1.6%
Ecuador Government International Bond 0.00%, 07/31/30(a)(g)	28,501	15,176,626
0.50%, 07/31/40(a)(i)	94,056	56,198,369
1.00%, 07/31/35(a)(i)	234,654	154,578,369
5.00%, 07/31/30(a)(i)	103,363	85,404,212

		311,357,576

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Egypt — 2.7%
Egypt Government International Bond 5.58%, 02/21/23(a)	$30,015	$30,727,856
5.75%, 05/29/24(a)	27,763	28,561,186
5.80%, 09/30/27(d)	20,950	20,269,125
5.88%, 06/11/25(a)	33,980	34,755,169
5.88%, 02/16/31(a)	34,440	30,952,950
6.59%, 02/21/28(a)	28,737	28,090,418
7.05%, 01/15/32(a)	23,252	21,711,555
7.30%, 09/30/33(d)	25,600	23,936,000
7.50%, 01/31/27(a)	45,353	46,954,528
7.50%, 02/16/61(a)	33,413	28,233,985
7.60%, 03/01/29(a)	40,494	40,544,617
7.63%, 05/29/32(a)	38,972	37,607,980
7.90%, 02/21/48(a)	35,004	30,628,500
8.50%, 01/31/47(a)	57,703	53,086,760
8.70%, 03/01/49(a)	34,152	31,675,980
8.88%, 05/29/50(a)	45,697	42,955,180

		530,691,789

El Salvador — 0.3%
El Salvador Government International Bond 7.12%, 01/20/50 (Call 07/20/49)(a)	29,009	20,619,960
7.65%, 06/15/35(a)	27,997	20,880,512
9.50%, 07/15/52(a)	28,279	23,176,408

		64,676,880

Ethiopia — 0.1%
Ethiopia International Bond, 6.63%, 12/11/24(a)	27,943	22,691,462

Gabon — 0.1%
Gabon Government International Bond, 6.63%, 02/06/31(a)	28,121	27,950,516

Ghana — 1.3%
Ghana Government International Bond 6.38%, 02/11/27(a)	34,238	30,471,820
7.63%, 05/16/29(a)	27,892	24,405,500
7.75%, 04/07/29(a)	27,582	24,410,070
7.88%, 02/11/35(a)	28,027	23,647,781
8.13%, 01/18/26(a)	27,751	26,537,333
8.13%, 03/26/32(a)	34,441	30,006,721
8.63%, 04/07/34(a)	27,546	24,102,750
8.63%, 06/16/49(a)	28,032	23,546,880
8.95%, 03/26/51(a)	27,842	23,596,095
10.75%, 10/14/30(a)	27,400	31,647,000

		262,371,950

Guatemala — 0.2%
Guatemala Government Bond, 6.13%, 06/01/50 (Call 12/01/49)(a)	38,631	45,241,730

Hungary — 1.7%
Hungary Government International Bond 2.13%, 09/22/31(d)	64,125	62,674,172
3.13%, 09/21/51(d)	53,200	51,703,085
5.38%, 02/21/23	43,208	45,768,074
5.38%, 03/25/24	51,612	56,799,006
5.75%, 11/22/23	48,460	53,178,792
7.63%, 03/29/41	35,376	58,244,373

		328,367,502

India — 0.6%
Export-Import Bank of India 2.25%, 01/13/31(a)	26,529	24,920,016

Security	Par (000)	Value

India (continued)
3.25%, 01/15/30(a)	$27,613	$28,075,518
3.38%, 08/05/26(a)	27,895	29,364,718
3.88%, 02/01/28(a)	27,857	29,829,624

		112,189,876

Indonesia — 3.8%
Indonesia Government International Bond 1.85%, 03/12/31	14,439	13,754,736
2.15%, 07/28/31 (Call 04/28/31)	13,640	13,215,250
2.85%, 02/14/30	13,654	14,053,379
3.05%, 03/12/51	21,719	21,042,670
3.38%, 04/15/23(a)	7,732	8,003,471
3.50%, 01/11/28	14,314	15,452,858
3.70%, 10/30/49	11,570	11,990,685
3.85%, 07/18/27(a)	11,117	12,199,518
3.85%, 10/15/30	18,993	21,115,468
4.10%, 04/24/28	11,225	12,489,917
4.13%, 01/15/25(a)	22,194	24,098,523
4.20%, 10/15/50	19,223	21,435,760
4.35%, 01/08/27(a)	14,387	16,080,170
4.35%, 01/11/48	19,540	21,935,799
4.45%, 04/15/70	11,488	13,011,424
4.63%, 04/15/43(a)	15,487	17,618,166
4.75%, 01/08/26(a)	25,507	28,700,158
4.75%, 02/11/29	14,038	16,250,529
4.75%, 07/18/47(a)	10,728	12,734,806
5.13%, 01/15/45(a)	22,162	26,901,565
5.25%, 01/17/42(a)	24,808	30,378,946
5.25%, 01/08/47(a)	15,236	19,141,901
5.35%, 02/11/49	11,292	14,469,117
5.88%, 01/15/24(a)	22,731	25,086,500
5.95%, 01/08/46(a)	14,118	19,106,066
6.63%, 02/17/37(a)	16,568	22,618,426
6.75%, 01/15/44(a)	20,657	29,825,816
7.75%, 01/17/38(a)	20,685	30,895,633
8.50%, 10/12/35(a)	18,059	28,327,799
Perusahaan Penerbit SBSN Indonesia III 1.50%, 06/09/26(d)	14,900	14,845,764
1.50%, 06/09/26(a)	200	199,272
2.55%, 06/09/31(d)	12,950	12,971,659
2.55%, 06/09/31(a)	200	200,335
2.80%, 06/23/30(a)	8,147	8,314,014
3.75%, 03/01/23(a)	9,402	9,750,462
4.15%, 03/29/27(a)	23,904	26,552,862
4.33%, 05/28/25(a)	22,599	24,905,510
4.35%, 09/10/24(a)	17,102	18,633,698
4.40%, 03/01/28(a)	19,189	21,723,147
4.45%, 02/20/29(a)	14,039	16,026,922
4.55%, 03/29/26(a)	19,502	21,882,463

		737,941,164

Iraq — 0.4%
Iraq International Bond 5.80%, 01/15/28 (Call 12/13/21)(a)	60,624	59,024,920
6.75%, 03/09/23(a)	26,741	27,305,904

		86,330,824

Ivory Coast — 0.2%
Ivory Coast Government International Bond, 6.13%, 06/15/33(a)	34,703	36,455,502

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Jamaica — 0.8%
Jamaica Government International Bond 6.75%, 04/28/28	$39,735	$46,273,891
7.88%, 07/28/45	50,370	71,141,329
8.00%, 03/15/39	33,674	47,612,931

		165,028,151

Jordan — 0.6%
Jordan Government International Bond 5.75%, 01/31/27(a)	26,677	28,432,680
5.85%, 07/07/30(a)	33,927	34,902,401
6.13%, 01/29/26(a)	27,641	29,857,463
7.38%, 10/10/47(a)	28,503	29,416,877

		122,609,421

Kazakhstan — 1.1%
Kazakhstan Government International Bond 3.88%, 10/14/24(a)	42,619	45,772,806
4.88%, 10/14/44(a)	27,788	33,929,148
5.13%, 07/21/25(a)	69,726	79,173,873
6.50%, 07/21/45(a)	41,565	59,853,600

		218,729,427

Kenya — 0.9%
Republic of Kenya Government International Bond 6.30%, 01/23/34(d)	28,300	27,451,000
6.30%, 01/23/34(a)	1,240	1,202,800
6.88%, 06/24/24(a)	56,070	60,275,250
7.25%, 02/28/28(a)	27,228	29,202,030
8.00%, 05/22/32(a)	30,094	32,501,520
8.25%, 02/28/48(a)	27,910	28,956,625

		179,589,225

Kuwait — 0.7%
Kuwait International Government Bond, 3.50%, 03/20/27(a)	125,039	136,589,478

Lebanon — 0.2%
Lebanon Government International Bond 6.00%, 01/27/23(a)(e)(f)	30,880	4,554,800
6.10%, 10/04/22(a)(e)(f)	42,912	6,329,520
6.60%, 11/27/26(a)(e)(f)	44,644	6,710,440
6.65%, 02/26/30(a)(e)(f)	39,119	5,916,749
6.75%, 11/29/27(a)(e)(f)	27,504	4,138,527
6.85%, 03/23/27(a)(e)(f)	34,753	5,231,021
7.00%, 03/23/32(a)(e)(f)	27,843	4,182,018

		37,063,075

Malaysia — 0.7%
1MDB Global Investments Ltd., 4.40%, 03/09/23(a)	82,000	82,263,220
Malaysia Sovereign Sukuk Bhd, 3.04%, 04/22/25(a)	28,133	29,650,424
Malaysia Sukuk Global Bhd, 3.18%, 04/27/26(a)	28,148	30,202,804

		142,116,448

Mexico — 2.8%
Mexico Government International Bond 2.66%, 05/24/31 (Call 02/24/31)	31,255	30,147,401
3.25%, 04/16/30 (Call 01/16/30)	21,010	21,493,230
3.60%, 01/30/25	16,275	17,498,677
3.75%, 01/11/28	17,682	19,133,029
3.75%, 04/19/71 (Call 10/19/70)	27,527	24,727,848
3.77%, 05/24/61 (Call 11/24/60)	28,933	26,732,284
4.13%, 01/21/26	19,168	21,151,888
4.15%, 03/28/27	22,570	25,165,550
4.28%, 08/14/41 (Call 02/14/41)	28,922	30,129,493
4.35%, 01/15/47	14,057	14,538,452

Security	Par (000)	Value

Mexico (continued)
4.50%, 04/22/29	$30,887	$34,579,927
4.50%, 01/31/50 (Call 07/31/49)	23,745	24,921,862
4.60%, 01/23/46	23,152	24,653,986
4.60%, 02/10/48	20,850	22,117,941
4.75%, 04/27/32 (Call 01/27/32)	22,253	25,010,981
4.75%, 03/08/44	35,156	38,535,370
5.00%, 04/27/51 (Call 10/27/50)	23,014	25,945,408
5.55%, 01/21/45	25,373	30,365,138
5.75%, 10/12/2110	24,418	28,306,566
6.05%, 01/11/40	25,602	31,903,292
6.75%, 09/27/34	14,193	18,901,528
8.30%, 08/15/31	10,767	15,765,580

		551,725,431

Morocco — 0.3%
Morocco Government International Bond 3.00%, 12/15/32(a)	27,551	26,113,182
4.00%, 12/15/50(a)	35,185	31,633,514

		57,746,696

Nigeria — 1.9%
Nigeria Government International Bond 6.13%, 09/28/28(d)	30,825	30,555,281
6.50%, 11/28/27(a)	40,124	40,745,922
7.14%, 02/23/30(a)	34,509	34,752,720
7.38%, 09/28/33(d)	41,575	41,159,250
7.63%, 11/21/25(a)	31,295	34,000,062
7.63%, 11/28/47(a)	42,164	39,180,897
7.70%, 02/23/38(a)	35,035	33,574,478
7.88%, 02/16/32(a)	41,682	42,302,020
8.25%, 09/28/51(d)	35,875	35,247,188
8.75%, 01/21/31(a)	29,155	31,255,982

		362,773,800

Oman — 3.0%
Oman Government International Bond 4.75%, 06/15/26(a)	54,911	56,311,230
4.88%, 02/01/25(a)	27,848	29,054,166
5.38%, 03/08/27(a)	43,989	46,086,725
5.63%, 01/17/28(a)	53,363	56,231,261
6.00%, 08/01/29(a)	47,186	50,527,359
6.25%, 01/25/31(a)	38,949	42,077,092
6.50%, 03/08/47(a)	43,667	43,224,872
6.75%, 10/28/27(a)	32,328	36,207,360
6.75%, 01/17/48(a)	60,184	61,248,504
7.00%, 01/25/51(a)	22,345	23,329,577
7.38%, 10/28/32(a)	22,872	26,417,160
Oman Sovereign Sukuk Co. 4.40%, 06/01/24(a)	44,521	46,320,205
4.88%, 06/15/30(d)	36,875	39,444,727
4.88%, 06/15/30(a)	2,849	3,047,540
5.93%, 10/31/25(a)	32,471	35,890,602

		595,418,380

Pakistan — 0.7%
Pakistan Government International Bond 6.00%, 04/08/26(a)	34,360	34,449,680
6.88%, 12/05/27(a)	41,752	42,620,963
7.38%, 04/08/31(a)	39,127	39,571,483
8.25%, 04/15/24(a)	27,598	29,448,791

		146,090,917

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Panama — 2.7%
Panama Government International Bond 2.25%, 09/29/32 (Call 06/29/32)	$62,509	$58,828,783
3.16%, 01/23/30 (Call 10/23/29)	39,505	40,771,629
3.75%, 03/16/25 (Call 12/16/24)	31,628	33,729,285
3.87%, 07/23/60 (Call 01/23/60)	73,414	73,290,114
3.88%, 03/17/28 (Call 12/17/27)	31,332	33,942,347
4.30%, 04/29/53	44,602	47,746,441
4.50%, 05/15/47	27,411	30,285,729
4.50%, 04/16/50 (Call 10/16/49)	60,444	66,556,399
4.50%, 04/01/56 (Call 10/01/55)	63,786	70,136,694
6.70%, 01/26/36	50,317	67,104,009

		522,391,430

Paraguay — 0.5%
Paraguay Government International Bond 4.95%, 04/28/31 (Call 01/28/31)(a)	28,073	31,438,251
5.40%, 03/30/50 (Call 09/30/49)(a)	32,754	36,966,983
6.10%, 08/11/44(a)	28,015	33,667,026

		102,072,260

Peru — 2.9%
Peruvian Government International Bond 1.86%, 12/01/32 (Call 09/01/32)	24,393	22,156,467
2.39%, 01/23/26 (Call 12/23/25)	22,901	23,313,218
2.78%, 01/23/31 (Call 10/23/30)	91,463	91,308,656
2.78%, 12/01/60 (Call 06/01/60)	48,375	41,777,859
3.00%, 01/15/34 (Call 11/08/21)	10,625	10,524,062
3.23%, 07/28/2121 (Call 01/28/21)	23,658	20,076,770
3.30%, 03/11/41 (Call 09/11/40)	30,567	29,863,959
3.55%, 03/10/51 (Call 09/10/50)	30,400	30,567,200
3.60%, 01/15/72	11,800	11,316,200
4.13%, 08/25/27	25,306	27,722,723
5.63%, 11/18/50	63,097	86,553,310
6.55%, 03/14/37	28,067	38,167,612
7.35%, 07/21/25	37,700	45,294,194
8.75%, 11/21/33	51,557	79,955,240

		558,597,470

Philippines — 3.3%
Philippine Government International Bond 1.65%, 06/10/31	24,273	23,183,385
2.46%, 05/05/30	20,065	20,568,832
2.65%, 12/10/45	29,726	27,985,171
2.95%, 05/05/45	27,084	26,479,688
3.00%, 02/01/28	37,976	40,347,981
3.20%, 07/06/46	44,013	44,237,907
3.70%, 03/01/41	39,599	42,563,975
3.70%, 02/02/42	38,959	41,936,929
3.75%, 01/14/29	28,676	31,943,272
3.95%, 01/20/40	38,806	42,863,652
4.20%, 01/21/24	29,948	31,935,349
5.00%, 01/13/37	26,128	32,256,649
5.50%, 03/30/26	20,458	23,811,833
6.38%, 01/15/32	18,574	24,828,795
6.38%, 10/23/34	36,321	49,823,332
7.75%, 01/14/31	34,200	48,997,913
9.50%, 02/02/30	38,484	59,440,943
10.63%, 03/16/25	28,711	37,329,683

		650,535,289

Poland — 0.9%
Republic of Poland Government International Bond 3.00%, 03/17/23	50,137	51,697,514

Security	Par (000)	Value

Poland (continued)
3.25%, 04/06/26	$51,368	$55,182,074
4.00%, 01/22/24	56,291	59,941,297

		166,820,885

Qatar — 3.4%
Qatar Government International Bond 3.25%, 06/02/26(a)	46,257	49,431,387
3.38%, 03/14/24(a)	26,675	28,155,463
3.40%, 04/16/25(a)	26,737	28,563,471
3.75%, 04/16/30(a)	39,427	43,980,819
3.88%, 04/23/23(a)	37,127	38,920,698
4.00%, 03/14/29(a)	53,226	59,945,782
4.40%, 04/16/50(a)	64,227	78,356,940
4.50%, 04/23/28(a)	40,745	46,813,458
4.63%, 06/02/46(a)	26,314	32,724,748
4.82%, 03/14/49(a)	77,028	98,923,209
5.10%, 04/23/48(a)	77,056	102,185,888
5.75%, 01/20/42(a)	12,105	16,805,523
6.40%, 01/20/40(a)	13,142	19,148,715
9.75%, 06/15/30(a)	18,339	28,870,171

		672,826,272

Romania — 1.2%
Romanian Government International Bond 3.00%, 02/14/31(a)	35,344	35,527,347
4.00%, 02/14/51(a)	55,288	55,643,917
4.38%, 08/22/23(a)	37,946	40,158,726
4.88%, 01/22/24(a)	27,902	30,008,601
5.13%, 06/15/48(a)	33,516	39,429,479
6.13%, 01/22/44(a)	27,482	35,826,222

		236,594,292

Russia — 3.6%
Russian Foreign Bond-Eurobond 4.25%, 06/23/27(a)	45,000	49,905,000
4.38%, 03/21/29(a)	55,600	62,661,200
4.75%, 05/27/26(a)	55,600	62,386,675
4.88%, 09/16/23(a)	53,600	57,583,150
5.10%, 03/28/35(a)	72,200	86,224,850
5.25%, 06/23/47(a)	128,000	163,144,000
5.63%, 04/04/42(a)	54,200	70,436,287
5.88%, 09/16/43(a)	26,400	35,743,950
7.50%, 03/31/30(a)(i)	29,816	34,443,564
12.75%, 06/24/28(a)	44,901	73,772,343

		696,301,019

Saudi Arabia — 4.5%
KSA Sukuk Ltd. 2.97%, 10/29/29(a)	26,861	28,103,321
3.63%, 04/20/27(a)	51,440	55,786,680
4.30%, 01/19/29(a)	24,024	27,327,300
Saudi Government International Bond 2.25%, 02/02/33(a)	32,981	31,785,439
2.50%, 02/03/27(a)	14,684	15,124,520
2.75%, 02/03/32(a)	12,048	12,273,900
2.88%, 03/04/23(a)	28,561	29,391,054
2.90%, 10/22/25(a)	29,623	31,267,077
3.25%, 10/26/26(a)	65,035	69,619,967
3.25%, 10/22/30(a)	17,730	18,855,855
3.45%, 02/02/61(a)	24,957	24,582,645
3.63%, 03/04/28(a)	56,597	61,577,536
3.75%, 01/21/55(a)	31,703	33,169,264
4.00%, 04/17/25(a)	53,538	58,222,575

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Saudi Arabia (continued)
4.38%, 04/16/29(a)	$45,787	$52,334,541
4.50%, 04/17/30(a)	34,676	40,258,836
4.50%, 10/26/46(a)	74,656	86,227,680
4.50%, 04/22/60(a)	34,332	41,069,655
4.63%, 10/04/47(a)	53,141	62,639,954
5.00%, 04/17/49(a)	41,529	51,807,427
5.25%, 01/16/50(a)	40,560	52,525,200

		883,950,426

Senegal — 0.3%
Senegal Government International Bond 6.25%, 05/23/33(a)	28,390	29,247,023
6.75%, 03/13/48(a)	29,065	28,825,214

		58,072,237

Serbia — 0.2%
Serbia International Bond, 2.13%, 12/01/30(a)	33,110	30,819,202

South Africa — 2.3%
Republic of South Africa Government International Bond 4.30%, 10/12/28	52,377	52,763,280
4.67%, 01/17/24	37,252	39,540,670
4.85%, 09/27/27	25,942	27,235,857
4.85%, 09/30/29	50,832	52,064,676
4.88%, 04/14/26	30,648	32,607,556
5.00%, 10/12/46	25,730	22,803,213
5.38%, 07/24/44	25,756	24,271,811
5.65%, 09/27/47	40,223	38,068,556
5.75%, 09/30/49	77,079	73,456,287
5.88%, 09/16/25	50,749	56,769,100
5.88%, 06/22/30	35,955	39,399,938

		458,980,944

Sri Lanka — 0.9%
Sri Lanka Government International Bond 5.75%, 04/18/23(a)	32,513	22,338,463
6.20%, 05/11/27(a)	41,952	26,280,306
6.75%, 04/18/28(a)	34,730	21,745,322
6.83%, 07/18/26(a)	27,964	17,587,608
6.85%, 03/14/24(a)	27,389	17,885,017
6.85%, 11/03/25(a)	40,819	26,208,349
7.55%, 03/28/30(a)	42,327	26,501,993
7.85%, 03/14/29(a)	39,013	24,561,122

		183,108,180

Trinidad And Tobago — 0.2%
Trinidad & Tobago Government International Bond, 4.50%, 08/04/26(a)	27,809	28,839,671

Tunisia — 0.1%
Banque Centrale de Tunisie International Bond, 5.75%, 01/30/25(a)	27,678	22,176,998

Turkey — 3.9%
Hazine Mustesarligi Varlik Kiralama AS 4.49%, 11/25/24(a)	10,697	10,652,206
5.00%, 04/06/23(a)	11,790	11,994,851
5.13%, 06/22/26(d)	31,350	30,719,081
5.13%, 06/22/26(a)	486	476,219
Turkey Government International Bond 3.25%, 03/23/23	15,534	15,415,553
4.25%, 03/13/25	22,402	21,601,129
4.25%, 04/14/26	17,990	16,852,133
4.75%, 01/26/26	21,254	20,357,347

Security	Par (000)	Value

Turkey (continued)
4.88%, 10/09/26	$35,089	$33,187,615
4.88%, 04/16/43	35,120	27,312,385
5.13%, 02/17/28	23,641	22,219,585
5.25%, 03/13/30	23,652	21,476,016
5.60%, 11/14/24	28,651	28,871,255
5.75%, 03/22/24	29,119	29,561,245
5.75%, 05/11/47	40,990	33,683,532
5.88%, 06/26/31	20,640	19,175,850
5.95%, 01/15/31	24,524	22,937,604
6.00%, 03/25/27	36,607	36,179,156
6.00%, 01/14/41	35,132	30,132,277
6.13%, 10/24/28	31,365	30,743,581
6.35%, 08/10/24	26,613	27,333,214
6.38%, 10/14/25	28,139	28,557,568
6.50%, 09/20/33	17,700	16,815,000
6.63%, 02/17/45	35,216	31,998,138
6.75%, 05/30/40	22,733	21,259,617
6.88%, 03/17/36	30,799	29,803,807
7.25%, 12/23/23	24,024	25,379,854
7.25%, 03/05/38	11,197	11,146,614
7.38%, 02/05/25	38,347	40,451,292
7.63%, 04/26/29	34,955	36,687,457
8.00%, 02/14/34	16,072	17,255,301
11.88%, 01/15/30	15,477	20,442,215

		770,678,697

Ukraine — 2.3%
Ukraine Government International Bond 6.88%, 05/21/29(a)	49,508	50,324,882
7.25%, 03/15/33(a)	71,565	72,741,350
7.38%, 09/25/32(a)	82,751	85,171,467
7.75%, 09/01/23(a)	37,494	39,985,008
7.75%, 09/01/24(a)	37,329	40,182,335
7.75%, 09/01/25(a)	37,467	40,436,260
7.75%, 09/01/26(a)	36,090	38,837,351
7.75%, 09/01/27(a)	35,874	38,627,329
9.75%, 11/01/28(a)	44,446	51,482,357

		457,788,339

United Arab Emirates — 3.1%
Abu Dhabi Government International Bond 0.75%, 09/02/23(a)	23,459	23,447,271
1.63%, 06/02/28(a)	24,317	23,940,087
1.70%, 03/02/31(a)	17,800	17,093,563
1.88%, 09/15/31(d)	14,600	14,180,250
1.88%, 09/15/31(a)	4,400	4,273,500
2.13%, 09/30/24(a)	32,864	33,849,920
2.50%, 04/16/25(a)	31,997	33,404,868
2.50%, 09/30/29(a)	34,360	35,614,140
2.70%, 09/02/70(a)	16,668	14,910,568
3.00%, 09/15/51(d)	12,400	12,260,500
3.00%, 09/15/51(a)	800	791,000
3.13%, 05/03/26(a)	26,925	28,843,406
3.13%, 10/11/27(a)	46,320	49,686,885
3.13%, 04/16/30(a)	35,536	38,272,272
3.13%, 09/30/49(a)	46,127	46,351,869
3.88%, 04/16/50(a)	43,979	50,625,326
4.13%, 10/11/47(a)	32,347	38,250,327
Emirate of Dubai Government International Bonds 3.90%, 09/09/50(a)	15,648	14,748,240
5.25%, 01/30/43(a)	10,884	12,520,001

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United Arab Emirates (continued)
Finance Department Government of Sharjah, 4.00%, 07/28/50(a)	$11,643	$10,467,785
RAK Capital, 3.09%, 03/31/25(a)	11,206	11,803,420
Sharjah Sukuk Program Ltd. 2.94%, 06/10/27(a)	10,909	11,021,499
3.23%, 10/23/29(a)	11,217	11,355,810
3.85%, 04/03/26(a)	10,617	11,299,142
4.23%, 03/14/28(a)	15,769	16,920,137
UAE International Government Bond 2.00%, 10/19/31(d)	9,200	9,027,500
2.88%, 10/19/41(d)	9,400	9,259,000
3.25%, 10/19/61(d)	19,540	19,735,400

		603,953,686

Uruguay — 2.2%
Uruguay Government International Bond 4.38%, 10/27/27	42,278	48,218,182
4.38%, 01/23/31 (Call 10/23/30)	67,825	78,223,364
4.50%, 08/14/24	25,755	27,466,202
4.98%, 04/20/55	72,001	92,241,916
5.10%, 06/18/50	109,497	142,435,055
7.63%, 03/21/36	29,590	44,483,345

		433,068,064

Vietnam — 0.2%
Vietnam Government International Bond, 4.80%, 11/19/24(a)	27,990	30,715,526

Zambia — 0.3%
Zambia Government International Bond 8.50%, 04/14/24(a)(e)(f)	28,070	22,385,825
8.97%, 07/30/27(a)(e)(f)	34,399	27,089,213

		49,475,038

Total Foreign Government Obligations — 84.5% (Cost: $17,287,192,467)		16,605,236,646

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(j)(k)	75,320	$75,320,000

Total Short-Term Investments — 0.4% (Cost: $75,320,000)		75,320,000

Total Investments in Securities — 99.0% (Cost: $20,175,166,350)		19,450,079,650

Other Assets, Less Liabilities — 1.0%		187,748,771

Net Assets — 100.0%		$ 19,637,828,421

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	Perpetual security with no stated maturity date.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Zero-coupon bond.
(h)	U.S. dollar denominated security issued by foreign domiciled entity.
(i)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$98,130,000	$—	$(22,810,000	)(a)	$—	$—	$75,320,000	75,320	$30,845	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan USD Emerging Markets Bond ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$2,769,523,004	$—	$2,769,523,004
Foreign Government Obligations	—	16,605,236,646	—	16,605,236,646
Money Market Funds	75,320,000	—	—	75,320,000

	$75,320,000	$19,374,759,650	$—	$19,450,079,650

See notes to financial statements.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

October 31, 2021

iShares J.P. Morgan USD Emerging Markets Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$19,374,759,650
Affiliated(b)	75,320,000
Cash	1,169
Receivables:
Investments sold	14,832,715
Capital shares sold	92,185,360
Dividends	259
Interest	212,197,208

Total assets	19,769,296,361

LIABILITIES
Payables:
Investments purchased	125,101,044
Investment advisory fees	6,366,896

Total liabilities	131,467,940

NET ASSETS	$19,637,828,421

NET ASSETS CONSIST OF:
Paid-in capital	$21,226,491,329
Accumulated loss	(1,588,662,908)

NET ASSETS	$19,637,828,421

Shares outstanding	179,100,000

Net asset value	$109.65

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Unaffiliated	$20,099,846,350
(b) Investments, at cost — Affiliated	$75,320,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statement of Operations

Year Ended October 31, 2021

iShares J.P. Morgan USD Emerging Markets Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$30,845
Interest — Unaffiliated	818,613,848
Other income — Unaffiliated	1,811,013

Total investment income	820,455,706

EXPENSES
Investment advisory fees	74,428,525
Miscellaneous	173

Total expenses	74,428,698

Net investment income	746,027,008

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(39,028,326)
In-kind redemptions — Unaffiliated	396,821,348

Net realized gain	357,793,022

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(413,985,153)

Net change in unrealized appreciation (depreciation)	(413,985,153)

Net realized and unrealized loss	(56,192,131)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$689,834,877

See notes to financial statements.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares J.P. Morgan USD Emerging Markets Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$746,027,008	$631,311,022
Net realized gain (loss)	357,793,022	(326,096,648)
Net change in unrealized appreciation (depreciation)	(413,985,153)	(306,762,768)

Net increase (decrease) in net assets resulting from operations	689,834,877	(1,548,394)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(746,778,545)	(611,804,451)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,486,514,963	3,339,303,532

NET ASSETS
Total increase in net assets	2,429,571,295	2,725,950,687
Beginning of year	17,208,257,126	14,482,306,439

End of year	$19,637,828,421	$17,208,257,126

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Financial Highlights

(For a share outstanding throughout each period)

	iShares J.P. Morgan USD Emerging Markets Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$109.82	$113.14	$104.57	$115.92	$114.74

Net investment income(a)	4.32	4.63	5.25	5.07	5.33
Net realized and unrealized gain (loss)(b)	(0.14)	(3.39)	9.44	(11.50)	1.02

Net increase (decrease) from investment operations	4.18	1.24	14.69	(6.43)	6.35

Distributions(c)
From net investment income	(4.35)	(4.56)	(6.12)	(4.92)	(5.17)

Total distributions	(4.35)	(4.56)	(6.12)	(4.92)	(5.17)

Net asset value, end of year	$109.65	$109.82	$113.14	$104.57	$115.92

Total Return(d)
Based on net asset value	3.80%	1.20%	14.50%	(5.68)%	5.74%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.39%	0.54%

Total expenses after fees waived	0.39%	0.39%	0.39%	0.39%	0.40%

Net investment income	3.86%	4.22%	4.81%	4.60%	4.69%

Supplemental Data
Net assets, end of year (000)	$19,637,828	$17,208,257	$14,482,306	$14,744,730	$11,928,210

Portfolio turnover rate(e)	7%	10%	11%	15%	26%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.   ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification

J.P. Morgan USD Emerging Markets Bond	Diversified

2.   SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.   INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (continued)

Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.   SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

5.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $19 billion	0.4000%
Over $19 billion, up to and including $33 billion	0.3800
Over $33 billion, up to and including $47 billion	0.3610
Over $47 billion	0.3430

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares J.P. Morgan USD Emerging Markets Bond ETF .

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2021, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
J.P. Morgan USD Emerging Markets Bond	$7,713,446	$19,576,284	$(1,095,742)

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.   PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
J.P. Morgan USD Emerging Markets Bond	$1,774,815,229	$1,412,124,577

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
J.P. Morgan USD Emerging Markets Bond	$8,265,820,087	$6,056,373,262

7.   INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
J.P. Morgan USD Emerging Markets Bond	$ 395,374,752	$(395,374,752)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20
J.P. Morgan USD Emerging Markets Bond Ordinary income	$746,778,545	$611,804,451

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total
J.P. Morgan USD Emerging Markets Bond	$ 74,399,205	$(912,972,695)		$(750,089,418)		$(1,588,662,908)

(a)	Amounts available to offset future realized capital gains.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the classification of investments and the accrual of income on securities in default.

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
J.P. Morgan USD Emerging Markets Bond	$20,200,169,068	$ 172,046,265	$ (922,135,683)	$(750,089,418)

8.   PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

9.   CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20
iShares ETF	Shares	Amount	Shares	Amount

J.P. Morgan USD Emerging Markets Bond
Shares sold	77,600,000	$8,640,122,153	90,100,000	$9,855,486,299
Shares redeemed	(55,200,000)	(6,153,607,190)	(61,400,000)	(6,516,182,767)

Net increase	22,400,000	$2,486,514,963	28,700,000	$3,339,303,532

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

10.   SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares J.P. Morgan USD Emerging Markets Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares J.P. Morgan USD Emerging Markets Bond ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid by the underlying funds for the fiscal year ended October 31, 2021:

iShares ETF	Foreign Source Income Earned
J.P. Morgan USD Emerging Markets Bond	$819,205,357

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends
J.P. Morgan USD Emerging Markets Bond	$744,969,643

I M P O R T A N T T A X I N F O R M A T I O N	27

Board Review and Approval of Investment Advisory Contract

iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (BIL), (together the Advisory Agreements”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited (BIL); (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited (BIL) for sub-advisory services, and there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited (BIL) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited (BIL), which were provided at the May 7, 2021 meeting and throughout the year and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that it would continue to assess the appropriateness of adding new or revised breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	29

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
J.P. Morgan USD Emerging Markets Bond(a)	$4.196003	$—	$0.154758	$4.350761	96%	—%	4%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area.As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

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Supplemental Information (unaudited)  (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020 is USD 0.89 thousand. This figure is comprised of fixed remuneration of USD 0.41 thousand and variable remuneration of USD 0.48 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 0.14 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.01 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	31

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	33

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

PJSC	Public Joint Stock Company

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	35

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by JPMorgan Chase & Co., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1014-1021

OCTOBER 31, 2021

2021 Annual Report

iShares Trust

•	iShares Aaa - A Rated Corporate Bond ETF | QLTA | NYSE Arca

•	iShares BB Rated Corporate Bond ETF | HYBB | NYSE Arca

•	iShares Convertible Bond ETF | ICVT | Cboe BZX

•	iShares Floating Rate Bond ETF | FLOT | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market declined slightly for the 12 months ended October 31, 2021 (“reporting period”). The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -0.48%.

The U.S. economy continued to recover from the effects of the coronavirus pandemic, growing at a brisk pace during the reporting period. Driven by strong consumer spending and significant fiscal and monetary stimulus, U.S. growth outpaced most other developed economies. An ongoing COVID-19 vaccination program helped accelerate the easing of pandemic-related restrictions, and consumers returned to activities that were previously curtailed, such as travel, restaurant dining, and in-person shopping. Spending on goods also remained elevated, leading imports to rise to an all-time high.

However, this robust consumer demand combined with continued pandemic-related disruptions to the global supply chain led to significantly higher inflation. Similarly, in the labor market, the reopening economy and pent-up demand meant that hiring accelerated, and the unemployment rate fell substantially. Nonetheless, total employment remained notably below pre-pandemic levels and job openings reached a record high despite rising wages. Elevated demand drove an increase in industrial production, although rising commodities prices and supply delays constrained growth, particularly late in the reporting period. The emergence of the highly contagious Delta variant, which was responsible for a significant rise in cases beginning late in summer 2021, also weighed on the economy.

The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchasing program. The Fed indicated that it would begin slowing its bond buying activities late in 2021 and signaled that an interest rate increase could be possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

U.S. Treasuries declined, as inflation increased, and investors moved toward equities and lower-rated bonds. Rising domestic inflation expectations pressured U.S. Treasuries, which typically lose value in an inflationary environment. U.S. Treasury yields (which move inversely to prices) began the reporting period near historic lows, but generally rose as inflation increased and the economy continued to strengthen. Yields of U.S. Treasuries with intermediate- and long-term maturities, which are more sensitive to inflation, generally increased more than short-term U.S. Treasuries. However, long-term U.S. Treasury yields rose less than intermediate-term U.S. Treasury yields, with two-year, 10-year, and 30-year U.S. Treasury yields rising by 0.34%, 0.67%, and 0.28%, respectively.

Mortgage-backed securities (“MBS”) declined slightly, despite ongoing support from Fed bond purchasing. MBS performance was constrained by prepayments, as homeowners took advantage of low mortgage rates to refinance their mortgages at a lower interest rate.

On the upside, most corporate bonds advanced for the reporting period, particularly lower-rated corporate bonds. A narrowing yield spread (the difference between yields on corporate bonds and U.S. Treasuries) buoyed the performance of corporate bonds compared to U.S. Treasuries. Investors’ ongoing search for yield in a low interest rate environment drove the decline in the yield spread and supported corporate bond prices. High-yield bonds gained the most, as investors’ concerns about solvency abated alongside the growing economy, and the Fed’s support led to high investor confidence. Corporate bond issuance was elevated by historical standards as companies took advantage of low yields to refinance and lock in advantageous borrowing costs.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF

Investment Objective

The iShares Aaa - A Rated Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of Aaa to A, or equivalently rated, fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporations, as represented by the Bloomberg U.S. Corporate Aaa - A Capped Index (the “Index”) (formerly the Bloomberg Barclays U.S. Corporate Aaa - A Capped Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.34%	4.08%	3.85%	0.34%	22.15%	44.28%
Fund Market	0.49	4.01	3.83	0.49	21.72	44.11
Index	0.46	4.21	4.02	0.46	22.92	46.68

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,021.60	$0.76		$1,000.00	$1,024.40	$0.77		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® Aaa - A Rated Corporate Bond ETF

Portfolio Management Commentary

Corporate bonds rated Aaa to A advanced modestly during the reporting period. The post-coronavirus pandemic economic recovery drove corporate bond yields lower, narrowing the difference in yield between investment-grade debt and U.S. Treasuries. However, ongoing inflation concerns and the prospect of interest rate increases dampened this momentum.

Investment-grade bonds from energy companies, particularly major oil and gas companies, were the largest contributors to the Index’s performance. Ratings downgrades in the first quarter of 2021, amid Environmental, Social, and Governance concerns, did little to taper investor sentiment, as persistent supply-demand imbalances increased oil and gas prices throughout the reporting period. This led to strong corporate earnings in the second and third quarters of 2021, which supported bonds.

Bonds from financial companies made a notable contribution to the Index’s performance. Multiple top-rated banks completed their largest debt issuance on record, reflecting confidence in a broad economic recovery. Yields for these bonds remained slightly higher than those of the investment-grade debt of industrial companies, further driving investor demand.

On the downside, bonds from technology companies detracted from the Index’s return. A large new bond issuance from a top-rated technology company led to a ratings downgrade that negatively impacted the prices of its outstanding debt. Additionally, supply-chain shortages and slower growth in the third quarter of 2021 reduced investor confidence in the sector.

In terms of interest rate sensitivity, bonds with maturities of 10 years or longer contributed significantly to the Index’s performance. Investors continued favoring bonds with these longer maturities for their higher yields.

Looking at credit quality, A-rated bonds contributed the most to the Index’s performance. An increase in U.S Treasury yields had a negative impact on the highest-rated bonds, encouraging investors to seek out lower-rated debt.

Portfolio Information

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)

1-5 Years	34.8%
5-10 Years	26.8
10-15 Years	4.5
15-20 Years	7.8
More than 20 Years	26.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp., 2.92%, 03/17/52	0.4%
Microsoft Corp., 2.53%, 06/01/50	0.3
Amazon.com Inc., 1.20%, 06/03/27	0.2
Comcast Corp., 2.94%, 11/01/56	0.2
Bristol-Myers Squibb Co., 4.25%, 10/26/49	0.2
Abbott Laboratories, 4.90%, 11/30/46	0.2
HSBC Holdings PLC, 4.04%, 03/13/28	0.2
Apple Inc., 4.65%, 02/23/46	0.2
Bristol-Myers Squibb Co., 3.40%, 07/26/29	0.2
Comcast Corp., 2.89%, 11/01/51	0.2

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® BB Rated Corporate Bond ETF

Investment Objective

The iShares BB Rated Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of BB (or its equivalent) fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporate issuers, as represented by the ICE BofA BB US High Yield Constrained Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	8.39%	7.32%	8.39%	7.86%
Fund Market	7.97	7.48	7.97	8.04
Index	8.55	7.60	8.55	8.13

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/6/20. The first day of secondary market trading was 10/8/20.

On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE BofA BB US High Yield Constrained Index. Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the ICE BofA BB US High Yield Constrained Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE BofA BB US High Yield Constrained Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,024.50	$0.77		$1,000.00	$1,024.40	$0.77		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021 (continued)	iShares® BB Rated Corporate Bond ETF

Portfolio Management Commentary

Corporate Bonds rated BB or equivalent advanced robustly for the reporting period amid a strong global economic recovery and investor demand for higher-yield investments in a low interest rate environment. Corporate earnings recovered as economies reopened, shifting the ratio of debt to profits back to pre-pandemic levels, which drove investor optimism about credit quality. On the supply side, bond issuance rose sharply as companies capitalized on rising investor demand and low interest rates to refinance. Robust financing for mergers and acquisitions also bolstered supply.

Corporate bonds issued by U.S. companies, which comprised approximately 87% of the Index on average for the reporting period, led contributions to the Index’s return, despite increasing concerns regarding ongoing inflation. High-yield credit spreads (the difference in yield between high-yield bonds and U.S. Treasuries) declined during the reporting period, which generally supported high-yield bonds. While the Fed maintained interest rates at historically low levels, corporate bond yields declined to record lows due to solid corporate balance sheets combined with strong investor demand. Previous downgrading of companies’ credit quality led to investor expectations of subsequent upgrades, further contributing to the decline in yields.

U.S. dollar-denominated Canadian corporate bonds contributed modestly to the Index’s return, as oil prices doubled due to rising demand and supply constraints. U.K. bonds denominated in U.S. dollars also contributed amid strong demand for the products of high-yield issuers, including luxury cars and financial services.

From a bond quality perspective, bonds rated Ba, which represented approximately 80% of the Index on average for the reporting period, contributed the most to the Index’s return. In terms of interest rate sensitivity, bonds with maturities of greater than 10 years led contributions amid declining high-yield spreads and demand for yield.

Portfolio Information

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)

1-5 Years	29.8%
5-10 Years	56.2
10-15 Years	6.2
15-20 Years	2.1
More than 20 Years	5.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Sprint Corp., 7.88%, 09/15/23	0.5%
Centene Corp., 4.63%, 12/15/29	0.5
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26	0.4
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29	0.4
HCA Inc., 3.50%, 09/01/30	0.4
HCA Inc., 5.38%, 02/01/25	0.4
Intesa Sanpaolo SpA, 5.02%, 06/26/24	0.3
Sprint Capital Corp., 6.88%, 11/15/28	0.3
Kraft Heinz Foods Co., 4.38%, 06/01/46	0.3
Centene Corp., 4.25%, 12/15/27	0.3

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Convertible Bond ETF

Investment Objective

The iShares Convertible Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated convertible securities, specifically cash pay bonds, with outstanding issue sizes greater than $250 million, as represented by the Bloomberg U.S. Convertible Cash Pay Bond >$250MM Index (the “Index”) (formerly the Bloomberg Barclays U.S. Convertible Cash Pay Bond >$250MM Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	31.91%	20.36%	15.31%	31.91%	152.54%	149.50%
Fund Market	31.72	20.27	15.34	31.72	151.62	149.79
Index	32.87	21.03	15.94	32.87	159.67	158.18

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/2/15. The first day of secondary market trading was 6/4/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,019.10	$ 1.02		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2021 (continued)	iShares® Convertible Bond ETF

Portfolio Management Commentary

U.S. dollar-denominated convertible bonds advanced strongly for the reporting period. Convertible bonds are hybrid securities that have features of both debt and equity. The bonds represented in the Index pay interest on a periodic basis, similar to standard corporate bonds, but they also have an equity conversion feature and can be redeemed for shares of the issuer’s stock. Due to their convertibility feature, these securities advance or decline with stocks but with less volatility given their fixed-income component. During the reporting period, companies issued convertible bonds in historically large quantities to secure financing at low interest rates, as investors increasingly sought convertible bonds amid growing inflation. The equity-like features of convertible debt drove the Index’s performance, as equity returns were high during the reporting period while interest rates and most bond returns were relatively low.

From an industry perspective, convertible bonds issued by consumer cyclicals companies contributed the most to the Index’s return, led by automotive companies. Profits rose for manufacturers of electric vehicles due to high consumer demand and increased production despite a global shortage of semiconductors. Retailers also gained, benefiting from the rise in consumer spending and pent-up demand that followed the reopening of the economy. Vaccination programs helped leisure companies improve sales, as vacationers were more likely to engage in activities such as cruises.

Convertible bonds issued by technology companies also contributed to the Index’s return, as investors sought securities from businesses with favorable growth prospects. Technology company earnings were helped by strong growth in e-commerce, gaming, and financial technology revenues, particularly from Southeast Asia. Cybersecurity was another area of growth, as a series of high-profile security and data breaches led many companies to accelerate plans to improve their online defenses.

Portfolio Information

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)

0-1 Year	2.8%
1-5 Years	79.6
5-10 Years	14.8
10-15 Years	0.2
15-20 Years	0.1
More than 20 Years	2.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Sea Ltd., 2.38%, 12/01/25	1.6%
Palo Alto Networks Inc., 0.38%, 06/01/25	1.3
Palo Alto Networks Inc., 0.75%, 07/01/23	1.2
Southwest Airlines Co., 1.25%, 05/01/25	1.1
DexCom Inc., 0.75%, 12/01/23	1.1
Sea Ltd., 0.25%, 09/15/26	1.1
DISH Network Corp., 3.38%, 08/15/26	1.1
MongoDB Inc., 0.25%, 01/15/26	1.1
Ford Motor Co. , 03/15/26	1.0
Zscaler Inc., 0.13%, 07/01/25	0.9

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Floating Rate Bond ETF

Investment Objective

The iShares Floating Rate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade floating rate bonds with remaining maturities between one month and five years, as represented by the Bloomberg US Floating Rate Note <5 Years Index (the “Index”) (formerly the Bloomberg Barclays US Floating Rate Note <5 Years Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	0.52%	1.73%	1.49%	0.52%	8.95%	15.93%
Fund Market	0.66	1.73	1.53	0.66	8.97	16.39
Index	0.71	2.03	1.71	0.71	10.55	18.50

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,001.80	$ 1.01		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2021 (continued)	iShares® Floating Rate Bond ETF

Portfolio Management Commentary

Investment-grade floating-rate bonds posted a modestly positive performance for the reporting period. The Index is composed of U.S. dollar-denominated bonds with interest rates that reset periodically. As a consequence of this reset, floating-rate bonds typically advance in a rising interest rate environment, as their yields reset at higher levels. However, while yields rose for many bonds, particularly long- and intermediate-term bonds, most floating-rate bonds are benchmarked to short-term interest rates. The Fed kept short-term interest rates unchanged during the reporting period, and yields of U.S. Treasuries dated less than one year declined slightly, which supported the Index’s performance. Additionally, strong investor demand for fixed-income instruments with variable yields that rise with interest rates also benefited the Index’s return.

Measures that are commonly used as a reference for resetting the yields of floating-rate bonds, such as the London Interbank Offered Rate and the Secured Overnight Financing Rate, declined slightly. Consequently, the overall impact of the interest rate environment varied depending on the particular measures used to reset yields, and the majority of the Index’s return came from interest earned on the bonds in the Index rather than price appreciation.

Corporate and government-related bonds both contributed to the Index’s performance, with corporate bonds driving the majority of the gain. Among corporate bonds, banks, which represented approximately 51% of the Index on average for the reporting period, were the leading contributors to the Index’s return. Banks are typically the largest issuers of floating-rate corporate bonds because they help reduce sensitivity to changing interest rates. Strong balance sheets and diverse revenue streams led to improving balance sheets and robust investor demand for bank floating-rate bonds. Consumer cyclicals company bonds also advanced as automotive company debt gained despite production cuts due to a semiconductor shortage.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	13.5%
Aa	13.0
A	53.3
Baa	16.3
Ba	0.3
Not Rated	3.6

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)
0-1 Year	30.3%
1-5 Years	69.3
5-10 Years	0.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	13

Schedule of Investments October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.9%
General Dynamics Corp.
1.15%, 06/01/26 (Call 05/01/26)	$90	$89,762
1.88%, 08/15/23 (Call 06/15/23)	337	344,785
2.13%, 08/15/26 (Call 05/15/26)(a)	350	361,700
2.25%, 11/15/22 (Call 08/15/22)	490	496,880
2.25%, 06/01/31 (Call 03/01/31)	30	30,463
2.38%, 11/15/24 (Call 09/15/24)	65	67,670
2.63%, 11/15/27 (Call 08/15/27)	353	372,489
2.85%, 06/01/41 (Call 12/01/40)	145	149,746
3.25%, 04/01/25 (Call 03/01/25)	425	452,519
3.38%, 05/15/23 (Call 04/15/23)(a)	82	85,479
3.50%, 05/15/25 (Call 03/15/25)	362	389,309
3.50%, 04/01/27 (Call 02/01/27)	492	538,194
3.60%, 05/14/42 (Call 05/15/42)	278	318,065
3.63%, 04/01/30 (Call 01/01/30)(a)	510	570,165
3.75%, 05/15/28 (Call 02/15/28)	397	444,148
4.25%, 04/01/40 (Call 10/01/39)	389	474,596
4.25%, 04/01/50 (Call 10/01/49)(a)	382	496,508
Lockheed Martin Corp.
2.80%, 06/15/50 (Call 12/15/49)(a)	434	441,283
2.90%, 03/01/25 (Call 12/01/24)	485	511,660
3.10%, 01/15/23 (Call 11/15/22)	10	10,273
3.55%, 01/15/26 (Call 10/15/25)	784	853,635
3.60%, 03/01/35 (Call 09/01/34)	253	284,663
3.80%, 03/01/45 (Call 09/01/44)	645	758,984
4.07%, 12/15/42	528	631,720
4.09%, 09/15/52 (Call 03/15/52)	581	730,561
4.50%, 05/15/36 (Call 11/15/35)	120	147,392
4.70%, 05/15/46 (Call 11/15/45)	603	797,974
Series B, 6.15%, 09/01/36	55	77,833

		10,928,456

Agriculture — 0.9%
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (Call 05/11/26)	523	550,478
3.25%, 03/27/30 (Call 12/27/29)	740	807,399
4.50%, 03/15/49 (Call 09/15/48)	158	210,985
Philip Morris International Inc.
0.88%, 05/01/26 (Call 04/01/26)	310	301,181
1.13%, 05/01/23	380	383,496
1.50%, 05/01/25 (Call 04/01/25)	505	509,257
1.75%, 11/01/30 (Call 08/01/30)	55	52,648
2.10%, 05/01/30 (Call 02/01/30)	216	213,376
2.13%, 05/10/23 (Call 03/10/23)	333	340,216
2.50%, 11/02/22 (Call 10/02/22)	320	326,272
2.63%, 03/06/23	306	314,883
2.75%, 02/25/26 (Call 11/25/25)	544	571,973
2.88%, 05/01/24 (Call 04/01/24)	270	282,679
3.13%, 08/17/27 (Call 05/17/27)	195	209,370
3.13%, 03/02/28 (Call 12/02/27)	410	437,724
3.25%, 11/10/24	592	630,154
3.38%, 08/11/25 (Call 05/11/25)	225	241,045
3.38%, 08/15/29 (Call 05/15/29)	289	314,689
3.60%, 11/15/23	259	274,628
3.88%, 08/21/42	335	363,569
4.13%, 03/04/43	379	423,752
4.25%, 11/10/44	558	643,631
4.38%, 11/15/41	371	427,381
4.50%, 03/20/42	296	346,652

Security	Par (000)	Value

Agriculture (continued)
4.88%, 11/15/43	$392	$481,321
6.38%, 05/16/38	630	891,078

		10,549,837

Airlines — 0.2%
Delta Air Lines Pass Through Trust, Series 2020, Class AA, 2.00%, 12/10/29	52	51,602
JetBlue Pass Through Trust
Series 1A, Class A, 4.00%, 05/15/34	232	253,261
Series 2019-1, Class AA, 2.75%, 11/15/33	240	245,694
United Airlines Pass Through Trust
Series 2016-1, Class AA, 3.10%, 01/07/30	237	245,921
Series 2016-2, Class AA, 2.88%, 04/07/30	84	85,246
Series 2018-1, Class AA, 3.50%, 09/01/31	58	61,482
Series 2019, Class AA, 4.15%, 02/25/33	12	13,477
Series 2019-2, Class AA, 2.70%, 11/01/33	122	122,612
Series 2020-1, Class A, 5.88%, 04/15/29	1,432	1,597,711

		2,677,006

Apparel — 0.5%
NIKE Inc.
2.25%, 05/01/23 (Call 02/01/23)(a)	427	436,774
2.38%, 11/01/26 (Call 08/01/26)(a)	540	566,741
2.40%, 03/27/25 (Call 02/27/25)	588	612,478
2.75%, 03/27/27 (Call 01/27/27)	491	521,457
2.85%, 03/27/30 (Call 12/27/29)	742	794,697
3.25%, 03/27/40 (Call 09/27/39)	567	623,853
3.38%, 11/01/46 (Call 05/01/46)	185	210,106
3.38%, 03/27/50 (Call 09/27/49)(a)	665	761,578
3.63%, 05/01/43 (Call 11/01/42)	287	330,584
3.88%, 11/01/45 (Call 05/01/45)	580	703,911
Ralph Lauren Corp., 2.95%, 06/15/30 (Call 03/15/30)	355	371,646

		5,933,825

Auto Manufacturers — 1.8%
American Honda Finance Corp.
0.55%, 07/12/24	60	59,327
0.65%, 09/08/23	198	198,030
0.88%, 07/07/23	280	281,431
1.00%, 09/10/25	435	430,959
1.20%, 07/08/25	115	114,716
1.30%, 09/09/26(a)	635	630,168
1.80%, 01/13/31(a)	130	126,953
1.95%, 05/10/23	543	553,985
2.00%, 03/24/28(a)	420	423,881
2.05%, 01/10/23	402	409,417
2.15%, 09/10/24(a)	415	428,284
2.30%, 09/09/26	326	338,303
2.35%, 01/08/27	412	426,181
2.40%, 06/27/24	56	58,116
2.60%, 11/16/22	613	626,314
2.90%, 02/16/24	584	610,531
3.45%, 07/14/23	70	73,308
3.50%, 02/15/28	296	326,319
3.55%, 01/12/24	83	87,802
3.63%, 10/10/23	509	538,008
Cummins Inc.
0.75%, 09/01/25 (Call 08/01/25)	262	258,117
1.50%, 09/01/30 (Call 06/01/30)	148	140,878
2.60%, 09/01/50 (Call 03/01/50)	405	389,420
3.65%, 10/01/23 (Call 07/01/23)	427	448,824
4.88%, 10/01/43 (Call 04/01/43)(a)	105	139,684

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
Daimler Finance North America LLC, 8.50%, 01/18/31	$20	$30,112
Toyota Motor Corp.
1.34%, 03/25/26 (Call 02/25/26)	631	629,593
2.36%, 07/02/24	185	192,182
2.36%, 03/25/31 (Call 12/25/30)(a)	270	278,057
2.76%, 07/02/29(a)	120	126,926
3.42%, 07/20/23	35	36,736
3.67%, 07/20/28	56	62,464
Toyota Motor Credit Corp.
0.40%, 04/06/23	20	19,966
0.50%, 08/14/23(a)	145	144,880
0.50%, 06/18/24	555	549,356
0.63%, 09/13/24	100	99,189
0.80%, 10/16/25	75	73,529
0.80%, 01/09/26	20	19,539
1.13%, 06/18/26	805	793,738
1.15%, 08/13/27	360	349,852
1.35%, 08/25/23	227	229,990
1.65%, 01/10/31(a)	475	460,075
1.80%, 02/13/25(a)	533	543,804
1.90%, 04/06/28	135	135,594
1.90%, 09/12/31	100	97,905
2.00%, 10/07/24	260	267,969
2.15%, 02/13/30	220	221,918
2.25%, 10/18/23	1,205	1,242,753
2.63%, 01/10/23	582	596,660
2.70%, 01/11/23	619	635,218
2.90%, 03/30/23	645	666,730
2.90%, 04/17/24	653	685,082
3.00%, 04/01/25	673	712,599
3.05%, 01/11/28(a)	250	270,010
3.20%, 01/11/27	552	595,934
3.35%, 01/08/24	316	333,614
3.38%, 04/01/30	720	794,959
3.40%, 04/14/25	25	26,834
3.45%, 09/20/23	769	809,718
3.65%, 01/08/29	75	84,028

		20,936,469

Auto Parts & Equipment — 0.1%
Magna International Inc.
2.45%, 06/15/30 (Call 03/15/30)(a)	406	412,252
3.63%, 06/15/24 (Call 03/15/24)	599	638,750
4.15%, 10/01/25 (Call 07/01/25)(a)	448	492,164

		1,543,166

Banks — 31.7%
Australia & New Zealand Banking Group Ltd./New York NY
2.05%, 11/21/22	220	223,784
2.63%, 11/09/22	775	792,778
3.70%, 11/16/25	240	262,920
Banco Bilbao Vizcaya Argentaria SA, 1.13%, 09/18/25	300	294,609
Banco Santander SA
1.72%, 09/14/27 (Call 09/14/26)(b)	220	216,451
1.85%, 03/25/26	645	645,922
2.71%, 06/27/24	625	651,831
2.75%, 05/28/25	815	846,769
2.96%, 03/25/31	400	408,108
3.31%, 06/27/29	605	648,143
3.49%, 05/28/30	438	466,098
3.80%, 02/23/28	548	599,117

Security	Par (000)	Value

Banks (continued)
3.85%, 04/12/23	$200	$208,822
4.25%, 04/11/27	95	105,003
4.38%, 04/12/28(a)	608	684,353
Bank of America Corp.
0.52%, 06/14/24 (Call 06/14/23)(b)	100	99,531
0.81%, 10/24/24 (Call 10/24/23), (SOFR + 0.740%)(b)	111	110,815
0.98%, 04/22/25 (Call 04/22/24), (SOFR + 0.690%)(b)	80	79,663
0.98%, 09/25/25 (Call 09/25/24), (SOFR + 0.910%)(b)	465	461,936
1.20%, 10/24/26 (Call 10/24/25)(b)	320	314,496
1.32%, 06/19/26 (Call 06/19/25), (SOFR + 1.150%)(b)	687	681,483
1.49%, 05/19/24 (Call 05/19/23)(b)	70	70,757
1.73%, 07/22/27 (Call 07/22/26)(b)	170	168,958
1.92%, 10/24/31 (Call 10/24/30)(b)	850	810,449
2.02%, 02/13/26 (Call 02/13/25), (3 mo. LIBOR US + 0.640%)(b)	565	575,368
2.09%, 06/14/29 (Call 06/14/28)(b)	610	602,912
2.30%, 07/21/32 (Call 07/21/31), (SOFR + 1.220%)(b)	160	156,613
2.46%, 10/22/25 (Call 10/22/24), (3 mo. LIBOR US + 0.870%)(b)	457	472,337
2.50%, 02/13/31 (Call 02/13/30), (3 mo. LIBOR US + 0.990%)(b)	700	702,303
2.57%, 10/20/32 (Call 10/20/31)(b)	560	561,226
2.59%, 04/29/31 (Call 04/29/30), (SOFR + 2.150%)(b)	989	999,167
2.68%, 06/19/41 (Call 06/19/40)(b)	325	312,923
2.69%, 04/22/32 (Call 04/22/31)(b)	1,085	1,099,582
2.83%, 10/24/51 (Call 10/24/50), (SOFR + 1.880%)(b)	360	353,999
2.88%, 10/22/30 (Call 10/22/29), (3 mo. LIBOR US + 1.190%)(b)	760	786,038
2.97%, 07/21/52 (Call 07/21/51), (SOFR + 1.560%)(b)	145	146,446
3.09%, 10/01/25 (Call 10/01/24), (3 mo. LIBOR US + 1.090%)(b)	678	712,673
3.19%, 07/23/30 (Call 07/23/29), (3 mo. LIBOR US + 1.180%)(b)	596	631,063
3.25%, 10/21/27 (Call 10/21/26)	644	686,620
3.30%, 01/11/23	732	756,324
3.31%, 04/22/42 (Call 04/22/41)(b)	905	957,110
3.37%, 01/23/26 (Call 01/23/25), (3 mo. LIBOR US + 0.810%)(b)	485	514,425
3.42%, 12/20/28 (Call 12/20/27), (3 mo. LIBOR US + 1.040%)(b)	1,097	1,173,362
3.46%, 03/15/25 (Call 03/15/24)(b)	715	753,460
3.50%, 04/19/26	240	259,082
3.55%, 03/05/24 (Call 03/05/23)(b)	325	337,058
3.56%, 04/23/27 (Call 04/23/26), (3 mo. LIBOR US + 1.060%)(b)	717	770,366
3.59%, 07/21/28 (Call 07/21/27), (3 mo. LIBOR US + 1.370%)(b)	809	875,516
3.71%, 04/24/28 (Call 04/24/27), (3 mo. LIBOR US + 1.512%)(b)	460	498,700
3.82%, 01/20/28 (Call 01/20/27), (3 mo. LIBOR US + 1.575%)(b)	660	719,433
3.86%, 07/23/24 (Call 07/23/23)(b)	35	36,753
3.88%, 08/01/25	403	439,874
3.95%, 01/23/49 (Call 01/23/48), (3 mo. LIBOR US + 1.190%)(b)	309	363,767
3.97%, 03/05/29 (Call 03/05/28), (3 mo. LIBOR US + 1.070%)(a)(b)	629	696,460
3.97%, 02/07/30 (Call 02/07/29), (3 mo. LIBOR US + 1.210%)(b)	935	1,038,374
4.00%, 04/01/24	1,000	1,073,060

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.08%, 04/23/40 (Call 04/23/39), (3 mo. LIBOR US + 1.320%)(b)	$503	$582,031
4.08%, 03/20/51 (Call 03/20/50), (3 mo. LIBOR US + 3.150%)(b)	1,173	1,414,884
4.10%, 07/24/23	489	518,834
4.13%, 01/22/24	812	870,253
4.24%, 04/24/38 (Call 04/24/37), (3 mo. LIBOR US + 1.814%)(b)	723	850,226
4.27%, 07/23/29 (Call 07/23/28), (3 mo. LIBOR US + 1.310%)(b)	853	958,183
4.33%, 03/15/50 (Call 03/15/49), (3 mo. LIBOR US + 1.520%)(b)	709	880,316
4.44%, 01/20/48 (Call 01/20/47), (3 mo. LIBOR US + 1.990%)(a)(b)	660	832,577
4.88%, 04/01/44	250	325,183
5.00%, 01/21/44	572	751,208
5.88%, 02/07/42	368	524,698
Series N, 1.66%, 03/11/27 (Call 03/11/26)(b)	160	159,254
Series N, 2.65%, 03/11/32 (Call 03/11/31), (SOFR + 1.220%)(b)	371	374,866
Series N, 3.48%, 03/11/51 (Call 03/13/51), (SOFR + 1.650%)(b)	130	144,089
Bank of America N.A., 6.00%, 10/15/36	366	502,031
Bank of Montreal 0.40%, 09/15/23	20	19,907
0.45%, 12/08/23	143	142,329
0.63%, 07/09/24	520	515,003
0.95%, 01/22/27 (Call 01/22/26)(b)	435	423,473
1.25%, 09/15/26	1,000	981,180
1.85%, 05/01/25(a)	242	247,034
2.05%, 11/01/22	252	256,221
2.50%, 06/28/24	190	197,684
2.55%, 11/06/22 (Call 10/06/22)	790	805,911
Series E, 3.30%, 02/05/24	478	503,865
Bank of New York Mellon Corp. (The)
0.35%, 12/07/23 (Call 11/07/23)	100	99,481
0.75%, 01/28/26 (Call 12/28/25)	90	88,110
1.05%, 10/15/26 (Call 09/15/26)(a)	500	489,885
1.60%, 04/24/25 (Call 03/24/25)	609	617,471
1.65%, 07/14/28 (Call 05/14/28)(a)	85	83,911
1.65%, 01/28/31 (Call 10/28/30)(a)	55	53,457
1.80%, 07/28/31 (Call 04/28/31)(a)	500	486,760
1.85%, 01/27/23 (Call 01/02/23)	204	207,252
2.10%, 10/24/24	496	513,449
2.20%, 08/16/23 (Call 06/16/23)(a)	478	490,710
2.45%, 08/17/26 (Call 05/17/26)(a)	428	447,033
2.80%, 05/04/26 (Call 02/04/26)	447	473,051
2.95%, 01/29/23 (Call 12/29/22)	240	246,874
3.00%, 10/30/28 (Call 07/30/28)	331	355,064
3.25%, 09/11/24 (Call 08/11/24)(a)	426	453,183
3.25%, 05/16/27 (Call 02/16/27)	203	219,096
3.30%, 08/23/29 (Call 05/23/29)	350	381,287
3.40%, 05/15/24 (Call 04/15/24)	461	489,361
3.40%, 01/29/28 (Call 10/29/27)	453	495,097
3.44%, 02/07/28 (Call 02/07/27), (3 mo. LIBOR US + 1.069%)(b)	446	484,294
3.45%, 08/11/23	180	189,068
3.50%, 04/28/23	326	340,471
3.85%, 04/28/28	75	84,648
Series 12, 3.65%, 02/04/24 (Call 01/05/24)	496	526,673

Security	Par (000)	Value

Banks (continued)
Series G, 3.00%, 02/24/25 (Call 01/24/25)	$513	$543,272
Series J, 0.85%, 10/25/24 (Call 09/25/24)	500	498,835
Series J, 1.90%, 01/25/29 (Call 11/25/28)	1,000	997,990
Bank of Nova Scotia (The)
0.55%, 09/15/23	117	116,764
0.70%, 04/15/24	60	59,624
1.05%, 03/02/26	30	29,380
1.30%, 06/11/25	165	164,896
1.30%, 09/15/26 (Call 06/15/26)	1,000	983,070
1.35%, 06/24/26	400	396,752
1.63%, 05/01/23	510	518,282
1.95%, 02/01/23	554	563,734
2.00%, 11/15/22	699	710,610
2.15%, 08/01/31	405	399,630
2.20%, 02/03/25(a)	591	609,096
2.38%, 01/18/23	381	389,630
2.70%, 08/03/26	234	245,698
3.40%, 02/11/24	456	481,322
Barclays Bank PLC, 3.75%, 05/15/24	145	155,501
BBVA USA
3.88%, 04/10/25 (Call 03/10/25)	95	102,639
2.50%, 08/27/24 (Call 07/27/24)	5	5,206
BNP Paribas SA, 3.25%, 03/03/23	480	497,429
BPCE SA
3.38%, 12/02/26	670	723,459
4.00%, 04/15/24	630	675,946
Canadian Imperial Bank of Commerce
0.45%, 06/22/23	70	69,749
0.50%, 12/14/23	300	297,978
0.95%, 06/23/23	224	224,956
0.95%, 10/23/25	245	240,813
1.00%, 10/18/24	1,000	995,830
1.25%, 06/22/26 (Call 05/22/26)	140	137,264
2.25%, 01/28/25	813	838,073
3.10%, 04/02/24	680	715,061
3.50%, 09/13/23	522	550,371
Citibank N.A., 3.65%, 01/23/24 (Call 12/23/23)	545	577,738
Citigroup Inc.
0.78%, 10/30/24 (Call 10/30/23), (SOFR + 0.686%)(b)	785	782,904
0.98%, 05/01/25 (Call 05/01/24), (SOFR + 0.669%)(b)	140	139,398
1.00%, 11/03/25 (Call 11/03/24)(b)	40	40,026
1.12%, 01/28/27 (Call 01/28/26)(b)	110	107,312
1.46%, 06/09/27 (Call 06/09/26)(b)	1,016	1,000,354
1.68%, 05/15/24 (Call 05/15/23)(b)	413	419,030
2.52%, 11/03/32 (Call 11/03/31)(b)	340	338,745
2.56%, 05/01/32 (Call 05/01/31)(b)	1,495	1,499,096
2.57%, 06/03/31 (Call 06/03/30)(b)	1,473	1,484,003
2.67%, 01/29/31 (Call 01/29/30), (SOFR + 1.146%)(b)	1,106	1,123,519
2.90%, 11/03/42 (Call 11/03/41)(b)	300	297,246
2.98%, 11/05/30 (Call 11/05/29)(b)	1,008	1,049,449
3.11%, 04/08/26 (Call 04/08/25), (SOFR + 2.842%)(b)	1,558	1,640,854
3.20%, 10/21/26 (Call 07/21/26)	1,129	1,200,308
3.30%, 04/27/25	489	522,032
3.35%, 04/24/25 (Call 04/24/24), (3 mo. LIBOR US + 0.897%)(b)	1,478	1,556,674
3.40%, 05/01/26	905	974,667
3.52%, 10/27/28 (Call 10/27/27), (3 mo. LIBOR US + 1.151%)(b)	1,111	1,193,070
3.67%, 07/24/28 (Call 07/24/27), (3 mo. LIBOR US + 1.390%)(b)	1,254	1,355,373

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.70%, 01/12/26(a)	$770	$835,296
3.75%, 06/16/24(a)	236	252,725
3.88%, 10/25/23	435	462,170
3.88%, 01/22/38 (Call 01/24/38), (3 mo. LIBOR US + 1.168%)(b)	456	517,615
3.89%, 01/10/28 (Call 01/10/27), (3 mo. LIBOR US + 1.563%)(b)	644	701,329
3.98%, 03/20/30 (Call 03/20/29), (3 mo. LIBOR US + 1.338%)(b)	125	138,834
4.04%, 06/01/24 (Call 06/01/23), (3 mo. LIBOR US + 1.023%)(b)	734	771,779
4.08%, 04/23/29 (Call 04/23/28), (3 mo. LIBOR US + 1.192%)(b)	969	1,078,575
4.28%, 04/24/48 (Call 04/24/47), (3 mo. LIBOR US + 1.839%)(b)	426	531,848
4.41%, 03/31/31 (Call 03/31/30), (SOFR + 3.914%)(b)	1,829	2,096,802
4.65%, 07/30/45	419	542,454
4.65%, 07/23/48 (Call 06/23/48)	988	1,296,740
5.32%, 03/26/41 (Call 03/26/40), (SOFR + 4.548%)(b)	640	842,451
5.88%, 01/30/42	495	708,355
8.13%, 07/15/39	828	1,404,834
Comerica Inc.
3.70%, 07/31/23 (Call 06/30/23)	548	574,644
4.00%, 02/01/29 (Call 11/03/28)	525	595,581
Cooperatieve Rabobank U.A., 5.25%, 05/24/41(a)	571	790,961
Cooperatieve Rabobank U.A./New York
0.38%, 01/12/24	325	321,757
2.75%, 01/10/23	750	770,190
3.38%, 05/21/25	530	569,914
Credit Suisse AG/New York NY
0.50%, 02/02/24	30	29,753
1.00%, 05/05/23	365	366,876
1.25%, 08/07/26	955	932,586
2.95%, 04/09/25	825	868,758
3.63%, 09/09/24	1,075	1,149,487
Deutsche Bank AG/New York NY
0.90%, 05/28/24	20	19,862
1.69%, 03/19/26	145	144,490
Fifth Third Bank NA
1.80%, 01/30/23 (Call 12/30/22)	20	20,302
2.25%, 02/01/27 (Call 01/01/27)	460	473,354
3.95%, 07/28/25 (Call 06/28/25)	495	542,763
First Republic Bank/CA, 1.91%, 02/12/24 (Call 02/12/23), (SOFR + 0.620%)(b)	315	319,719
Goldman Sachs Group Inc. (The)
0.48%, 01/27/23 (Call 01/27/22)	115	114,787
0.63%, 11/17/23 (Call 11/17/22), (SOFR + 0.538%)(b)	210	209,767
0.66%, 09/10/24 (Call 09/10/23)(b)	140	139,349
0.67%, 03/08/24 (Call 03/08/23)(b)	132	131,744
0.86%, 02/12/26 (Call 02/12/25), (SOFR + 0.609%)(b)	92	90,271
0.93%, 10/21/24 (Call 10/21/23)(b)	500	499,450
1.09%, 12/09/26 (Call 12/09/25)(b)	550	536,882
1.43%, 03/09/27 (Call 03/09/26), (SOFR + 0.798%)(b)	1,555	1,530,478
1.54%, 09/10/27 (Call 09/10/26)(b)	87	85,526
1.95%, 10/21/27 (Call 10/21/26)(b)	560	561,019
2.38%, 07/21/32 (Call 07/21/31), (SOFR + 1.248%)(b)	1,592	1,564,984
2.60%, 02/07/30 (Call 11/07/29)	891	905,434
2.62%, 04/22/32 (Call 04/22/31), (SOFR + 1.281%)(b)	1,400	1,403,976
2.65%, 10/21/32 (Call 10/21/31)(b)	805	809,202
2.91%, 07/21/42 (Call 07/21/41), (SOFR + 1.472%)(b)	402	400,448

Security	Par (000)	Value

Banks (continued)
3.20%, 02/23/23 (Call 01/23/23)	$254	$261,772
3.21%, 04/22/42 (Call 04/22/41)(b)	947	981,547
3.27%, 09/29/25 (Call 09/29/24), (3 mo. LIBOR US + 1.201%)(b)	1,082	1,141,283
3.50%, 01/23/25 (Call 10/23/24)	1,179	1,252,853
3.50%, 04/01/25 (Call 03/01/25)	1,468	1,566,385
3.50%, 11/16/26 (Call 11/16/25)	1,331	1,425,820
3.63%, 01/22/23	859	889,847
3.63%, 02/20/24 (Call 01/20/24)	761	804,818
3.69%, 06/05/28 (Call 06/05/27), (3 mo. LIBOR US + 1.510%)(b)	1,165	1,260,646
3.75%, 05/22/25 (Call 02/22/25)	954	1,024,501
3.75%, 02/25/26 (Call 11/25/25)	740	801,753
3.80%, 03/15/30 (Call 12/15/29)	938	1,034,333
3.81%, 04/23/29 (Call 04/23/28), (3 mo. LIBOR US + 1.158%)(b)	613	671,296
3.85%, 07/08/24 (Call 04/08/24)	1,137	1,212,008
3.85%, 01/26/27 (Call 01/26/26)	1,317	1,425,824
4.00%, 03/03/24	1,308	1,396,892
4.02%, 10/31/38 (Call 10/31/37), (3 mo. LIBOR US + 1.373%)(b)	958	1,095,588
4.22%, 05/01/29 (Call 05/01/28), (3 mo. LIBOR US + 1.301%)(b)	1,612	1,805,650
4.41%, 04/23/39 (Call 04/23/38), (3 mo. LIBOR US + 1.430%)(b)	700	839,958
4.75%, 10/21/45 (Call 04/21/45)(a)	710	928,659
4.80%, 07/08/44 (Call 01/08/44)	513	656,419
6.13%, 02/15/33	543	719,741
6.25%, 02/01/41	949	1,391,509
HSBC Bank USA N.A., 7.00%, 01/15/39	150	232,644
HSBC Holdings PLC
0.98%, 05/24/25 (Call 05/24/24)(b)	615	609,951
1.59%, 05/24/27 (Call 05/24/26)(b)	235	230,695
1.65%, 04/18/26 (Call 04/18/25)(b)	1,888	1,882,506
2.01%, 09/22/28 (Call 09/22/27)(b)	500	492,175
2.10%, 06/04/26 (Call 06/04/25)(b)	630	637,648
2.21%, 08/17/29 (Call 08/17/28), (SOFR + 1.285%)(b)	855	838,080
2.36%, 08/18/31 (Call 08/18/30)(b)	780	762,723
2.63%, 11/07/25 (Call 11/07/24), (SOFR + 1.401%)(b)	610	631,075
2.80%, 05/24/32 (Call 05/24/31)(b)	610	614,239
2.85%, 06/04/31 (Call 06/04/30)(b)	95	96,586
3.03%, 11/22/23 (Call 11/22/22)(b)	945	968,077
3.60%, 05/25/23	760	794,360
3.80%, 03/11/25 (Call 03/11/24)(b)	1,150	1,217,286
3.90%, 05/25/26(a)	1,285	1,395,587
3.95%, 05/18/24 (Call 05/18/23), (3 mo. LIBOR US + 0.987%)(b)	695	727,644
3.97%, 05/22/30 (Call 05/22/29)(a)(b)	1,078	1,178,599
4.04%, 03/13/28 (Call 03/13/27), (3 mo. LIBOR US + 1.546%)(b)	2,043	2,222,682
4.29%, 09/12/26 (Call 09/12/25)(b)	865	942,565
4.30%, 03/08/26	1,652	1,817,976
4.58%, 06/19/29 (Call 06/19/28)(b)	973	1,099,208
4.95%, 03/31/30	1,358	1,597,904
6.10%, 01/14/42	255	366,991
HSBC USA Inc., 3.50%, 06/23/24	505	538,471
Huntington National Bank (The)
1.80%, 02/03/23 (Call 01/03/23)	15	15,214
3.55%, 10/06/23 (Call 09/06/23)	270	284,210

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
ING Groep NV 1.73%, 04/01/27 (Call 04/01/26)(b)	$220	$219,415
2.73%, 04/01/32 (Call 04/01/31)(b)	233	237,655
3.55%, 04/09/24	300	318,357
3.95%, 03/29/27	555	611,160
4.05%, 04/09/29	560	632,626
4.10%, 10/02/23	697	741,190
4.55%, 10/02/28	760	879,996
JPMorgan Chase & Co.
0.56%, 02/16/25 (Call 02/16/24)(b)	20	19,796
0.65%, 09/16/24 (Call 09/16/23)(b)	65	64,886
0.70%, 03/16/24 (Call 03/16/23), (SOFR + 0.580%)(b)	59	59,003
0.77%, 08/09/25 (Call 08/09/24), (SOFR + 0.490%)(b)	85	83,999
0.97%, 06/23/25 (Call 06/23/24)(b)	235	233,677
1.04%, 02/04/27 (Call 02/04/26)(b)	50	48,560
1.05%, 11/19/26 (Call 11/19/25), (SOFR + 0.800%)(b)	110	107,287
1.47%, 09/22/27 (Call 09/22/26)(b)	600	588,996
1.51%, 06/01/24 (Call 06/01/23)(b)	50	50,607
1.58%, 04/22/27 (Call 04/22/26), (SOFR + 0.885%)(b)	825	817,435
1.76%, 11/19/31 (Call 11/19/30)(b)	55	52,067
1.95%, 02/04/32 (Call 02/04/31)(b)	404	386,883
2.01%, 03/13/26 (Call 03/13/25)(b)	360	366,505
2.07%, 06/01/29 (Call 06/01/28)(b)	125	123,775
2.08%, 04/22/26 (Call 04/22/25)(b)	1,180	1,203,553
2.18%, 06/01/28 (Call 06/01/27)(b)	326	328,243
2.30%, 10/15/25 (Call 10/15/24)(b)	435	447,850
2.52%, 04/22/31 (Call 04/22/30), (SOFR + 2.040%)(a)(b)	785	794,090
2.53%, 11/19/41 (Call 11/19/40)(b)	95	90,316
2.58%, 04/22/32 (Call 04/22/31)(b)	660	664,739
2.70%, 05/18/23 (Call 03/18/23)	727	748,403
2.74%, 10/15/30 (Call 10/15/29), (SOFR + 1.510%)(b)	815	836,923
2.95%, 10/01/26 (Call 07/01/26)	692	732,115
2.96%, 05/13/31 (Call 05/13/30), (SOFR + 2.515%)(b)	641	662,166
2.97%, 01/15/23 (Call 01/15/22)	460	462,351
3.11%, 04/22/41 (Call 04/22/40), (SOFR + 2.460%)(b)	405	419,418
3.11%, 04/22/51 (Call 04/22/50), (SOFR + 2.440%)(b)	80	82,889
3.13%, 01/23/25 (Call 10/23/24)	865	912,566
3.16%, 04/22/42 (Call 04/22/41)(b)	195	202,708
3.20%, 01/25/23	923	953,588
3.20%, 06/15/26 (Call 03/15/26)	750	800,422
3.22%, 03/01/25 (Call 03/01/24), (3 mo. LIBOR US + 1.155%)(b)	795	833,295
3.30%, 04/01/26 (Call 01/01/26)	633	676,772
3.33%, 04/22/52 (Call 04/22/51), (SOFR + 1.580%)(b)	1,155	1,246,511
3.38%, 05/01/23	199	207,034
3.51%, 01/23/29 (Call 01/23/28), (3 mo. LIBOR US + 0.945%)(b)	240	259,133
3.54%, 05/01/28 (Call 05/01/27), (3 mo. LIBOR US + 1.380%)(b)	848	915,441
3.56%, 04/23/24 (Call 04/23/23), (3 mo. LIBOR US + 0.730%)(b)	742	772,489
3.63%, 05/13/24	940	1,004,268
3.63%, 12/01/27 (Call 12/01/26)	252	271,865
3.70%, 05/06/30 (Call 05/06/29)(b)	736	804,580
3.78%, 02/01/28 (Call 02/01/27), (3 mo. LIBOR US + 1.337%)(b)	649	706,677
3.80%, 07/23/24 (Call 07/23/23)(b)	521	547,425
3.88%, 02/01/24	689	734,991
3.88%, 09/10/24(a)	805	865,512

Security	Par (000)	Value

Banks (continued)
3.88%, 07/24/38 (Call 07/24/37), (3 mo. LIBOR US + 1.360%)(b)	$641	$729,291
3.90%, 07/15/25 (Call 04/15/25)	657	713,568
3.90%, 01/23/49 (Call 01/23/48), (3 mo. LIBOR US + 1.220%)(b)	465	541,985
3.96%, 01/29/27 (Call 01/29/26)(b)	60	65,353
3.96%, 11/15/48 (Call 11/15/47), (3 mo. LIBOR US + 1.380%)(b)	875	1,029,682
4.01%, 04/23/29 (Call 04/23/28)(b)	640	709,843
4.02%, 12/05/24 (Call 12/05/23), (3 mo. LIBOR US + 1.000%)(b)	235	249,831
4.03%, 07/24/48 (Call 07/24/47), (3 mo. LIBOR US + 1.460%)(b)	388	460,137
4.13%, 12/15/26	460	509,726
4.20%, 07/23/29 (Call 07/23/28), (3 mo. LIBOR US + 1.260%)(b)	770	863,463
4.25%, 10/01/27	410	461,746
4.26%, 02/22/48 (Call 02/22/47), (3 mo. LIBOR US + 1.580%)(b)	528	646,151
4.45%, 12/05/29 (Call 12/05/28), (3 mo. LIBOR US + 1.330%)(a)(b)	615	701,038
4.49%, 03/24/31 (Call 03/24/30), (SOFR + 3.790%)(b)	80	92,652
4.85%, 02/01/44	268	349,193
4.95%, 06/01/45	435	574,143
5.40%, 01/06/42	354	482,254
5.50%, 10/15/40	350	474,817
5.60%, 07/15/41	423	584,396
5.63%, 08/16/43	255	351,459
6.40%, 05/15/38	622	902,746
7.63%, 10/15/26	270	344,042
8.00%, 04/29/27	64	83,672
KeyBank N.A./Cleveland OH
0.42%, 01/03/24 (Call 01/03/23)(b)	330	329,320
1.25%, 03/10/23	20	20,199
3.30%, 06/01/25	467	501,166
3.38%, 03/07/23	450	466,987
Lloyds Banking Group PLC
0.70%, 05/11/24 (Call 05/11/23), (1 year CMT + 0.550%)(b)	15	14,985
1.63%, 05/11/27 (Call 05/11/26)(b)	610	602,381
2.44%, 02/05/26 (Call 02/05/25)(b)	240	246,926
2.91%, 11/07/23 (Call 11/07/22)(b)	930	950,386
3.57%, 11/07/28 (Call 11/07/27)(b)	835	895,011
3.75%, 01/11/27	680	737,956
3.87%, 07/09/25 (Call 07/09/24)(b)	639	683,264
3.90%, 03/12/24	360	383,702
4.05%, 08/16/23	728	770,304
4.38%, 03/22/28	630	711,251
4.45%, 05/08/25	785	864,159
4.55%, 08/16/28	575	658,800
M&T Bank Corp., 3.55%, 07/26/23 (Call 06/26/23)	569	595,954
Manufacturers & Traders Trust Co.
2.90%, 02/06/25 (Call 01/06/25)	275	289,856
3.40%, 08/17/27	465	501,926
Mitsubishi UFJ Financial Group Inc.
0.85%, 09/15/24 (Call 09/15/23)(b)	115	115,005
0.95%, 07/19/25 (Call 07/19/24)(b)	200	198,752
0.96%, 10/11/25 (Call 10/11/24)(a)(b)	425	421,723
1.41%, 07/17/25	815	813,288
1.54%, 07/20/27 (Call 07/20/26)(b)	345	340,691

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
1.64%, 10/13/27 (Call 10/13/26)(a)(b)	$505	$499,824
2.05%, 07/17/30	355	345,624
2.19%, 02/25/25	1,175	1,207,183
2.31%, 07/20/32 (Call 07/20/31)(b)	330	324,522
2.49%, 10/13/32 (Call 10/13/31)(b)	255	253,988
2.56%, 02/25/30	649	656,924
2.76%, 09/13/26	330	345,124
2.80%, 07/18/24	400	418,152
3.20%, 07/18/29	725	768,935
3.29%, 07/25/27	622	668,196
3.41%, 03/07/24	688	726,507
3.46%, 03/02/23	243	252,229
3.68%, 02/22/27(a)	702	764,808
3.74%, 03/07/29	835	922,241
3.75%, 07/18/39	670	751,385
3.76%, 07/26/23	368	387,390
3.78%, 03/02/25	209	225,622
3.85%, 03/01/26	505	551,632
3.96%, 03/02/28	537	598,454
4.05%, 09/11/28	661	744,068
4.15%, 03/07/39(a)	161	190,318
4.29%, 07/26/38(a)	130	156,064
Mizuho Financial Group Inc.
0.85%, 09/08/24 (Call 09/08/23)(b)	500	500,015
1.23%, 05/22/27 (Call 05/22/26)(b)	325	316,219
1.24%, 07/10/24 (Call 07/10/23), (SOFR + 1.252%)(b)	135	135,929
1.55%, 07/09/27 (Call 07/09/26)(b)	700	690,753
1.98%, 09/08/31 (Call 09/08/30)(b)	215	205,987
2.17%, 05/22/32 (Call 05/22/31)(b)	145	140,999
2.20%, 07/10/31 (Call 07/10/30)(b)	290	282,750
2.23%, 05/25/26 (Call 05/25/25)(b)	300	306,147
2.26%, 07/09/32 (Call 07/09/31)(b)	700	682,367
2.56%, 09/13/25 (Call 09/13/24)(b)	200	207,106
2.59%, 05/25/31 (Call 05/25/30)(b)	250	251,835
2.84%, 09/13/26	220	231,563
2.87%, 09/13/30 (Call 09/13/29)(b)	325	335,615
3.15%, 07/16/30 (Call 07/16/29), (3 mo. LIBOR US + 1.130%)(b)	285	300,302
3.17%, 09/11/27	286	304,127
3.55%, 03/05/23	280	290,928
3.66%, 02/28/27	647	704,777
3.92%, 09/11/24 (Call 09/11/23)(b)	200	211,168
4.02%, 03/05/28	490	548,393
4.25%, 09/11/29 (Call 09/11/28)(b)	320	359,984
Morgan Stanley
0.53%, 01/25/24 (Call 01/25/23), (SOFR + 0.455%)(b)	110	109,747
0.56%, 11/10/23 (Call 11/10/22), (SOFR + 0.466%)(b)	315	314,698
0.73%, 04/05/24 (Call 04/05/23), (SOFR + 0.610%)(b)	160	159,814
0.79%, 01/22/25 (Call 01/22/24), (SOFR + 0.590%)(b)	102	101,389
0.79%, 05/30/25 (Call 05/30/24)(b)	65	64,323
0.99%, 12/10/26 (Call 12/10/25)(b)	1,517	1,473,492
1.16%, 10/21/25 (Call 10/21/24)(b)	1,500	1,492,410
1.51%, 07/20/27 (Call 07/20/26), (SOFR + 0.858%)(b)	942	926,692
1.59%, 05/04/27 (Call 05/04/26), (SOFR + 0.879%)(b)	57	56,462
1.79%, 02/13/32 (Call 02/13/31)(b)	570	536,558
1.93%, 04/28/32 (Call 04/28/31), (SOFR + 1.020%)(b)	688	655,031
2.19%, 04/28/26 (Call 04/28/25), (SOFR + 1.990%)(b)	510	522,046
2.24%, 07/21/32 (Call 07/21/31), (SOFR + 1.178%)(b)	500	488,155
2.51%, 10/20/32 (Call 10/20/31)(b)	550	548,922
2.70%, 01/22/31 (Call 01/22/30), (SOFR + 1.143%)(b)	1,176	1,202,319

Security	Par (000)	Value

Banks (continued)
2.72%, 07/22/25 (Call 07/22/24), (SOFR + 1.152%)(a)(b)	$1,298	$1,347,155
2.80%, 07/25/51 (Call 01/25/51)(b)	135	133,506
3.13%, 01/23/23	1,008	1,039,228
3.13%, 07/27/26	1,428	1,516,793
3.22%, 04/22/42 (Call 04/22/41)(b)	1,092	1,151,787
3.59%, 07/22/28 (Call 07/22/27), (3 mo. LIBOR US + 1.340%)(b)	1,470	1,590,555
3.62%, 04/01/31 (Call 04/01/30), (SOFR + 3.120%)(b)	45	49,118
3.63%, 01/20/27	1,503	1,633,085
3.70%, 10/23/24(a)	1,548	1,660,292
3.74%, 04/24/24 (Call 04/24/23), (3 mo. LIBOR US + 0.847%)(b)	1,497	1,561,266
3.75%, 02/25/23	901	937,914
3.77%, 01/24/29 (Call 01/24/28), (3 mo. LIBOR US + 1.140%)(b)	1,097	1,203,936
3.88%, 01/27/26	1,566	1,709,367
3.97%, 07/22/38 (Call 07/22/37), (3 mo. LIBOR US + 1.455%)(b)	899	1,030,200
4.00%, 07/23/25	1,677	1,829,942
4.30%, 01/27/45	710	879,094
4.38%, 01/22/47	625	789,662
4.43%, 01/23/30 (Call 01/23/29), (3 mo. LIBOR US + 1.628%)(b)	542	620,070
4.46%, 04/22/39 (Call 04/22/38), (3 mo. LIBOR US + 1.431%)(b)	420	508,078
5.60%, 03/24/51 (Call 03/24/50), (SOFR + 4.480%)(a)(b)	846	1,279,778
6.25%, 08/09/26	630	757,581
6.38%, 07/24/42	787	1,204,921
7.25%, 04/01/32	846	1,218,113
Series F, 3.88%, 04/29/24	1,626	1,736,048
Series I, 0.86%, 10/21/25 (Call 10/21/24), (SOFR + 0.745%)(b)	510	504,619
National Australia Bank Ltd./New York
1.88%, 12/13/22	555	564,391
2.50%, 07/12/26(a)	625	655,006
2.88%, 04/12/23	335	346,212
3.00%, 01/20/23(a)	390	401,996
3.38%, 01/14/26(a)	380	411,513
3.63%, 06/20/23	40	42,002
National Bank of Canada
0.55%, 11/15/24 (Call 11/15/23)(b)	535	531,576
0.75%, 08/06/24	850	843,021
0.90%, 08/15/23 (Call 08/15/22)(b)	75	75,119
2.10%, 02/01/23	390	397,145
Northern Trust Corp.
1.95%, 05/01/30 (Call 02/01/30)	385	383,583
3.15%, 05/03/29 (Call 02/03/29)	525	570,827
3.65%, 08/03/28 (Call 05/03/28)(a)	145	161,900
3.95%, 10/30/25	590	651,625
PNC Bank N.A.
2.70%, 11/01/22 (Call 10/01/22)	705	719,248
2.70%, 10/22/29	405	422,042
2.95%, 01/30/23 (Call 12/30/22)	425	436,636
2.95%, 02/23/25 (Call 01/24/25)	270	284,999
3.10%, 10/25/27 (Call 09/25/27)	275	296,579
3.25%, 06/01/25 (Call 05/02/25)	170	182,157
3.25%, 01/22/28 (Call 12/23/27)	150	163,115
3.30%, 10/30/24 (Call 09/30/24)	440	470,004
3.80%, 07/25/23 (Call 06/25/23)	275	288,954
4.05%, 07/26/28	585	661,313

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.20%, 11/01/25 (Call 10/02/25)	$290	$321,567
PNC Financial Services Group Inc. (The)
1.15%, 08/13/26 (Call 07/13/26)	510	505,282
2.20%, 11/01/24 (Call 10/02/24)	416	432,070
2.31%, 04/23/32 (Call 04/23/31)(b)	568	572,652
2.55%, 01/22/30 (Call 10/24/29)	350	361,239
2.60%, 07/23/26 (Call 05/23/26)(a)	600	630,492
2.85%, 11/09/22(c)	453	464,040
3.15%, 05/19/27 (Call 04/19/27)	550	594,154
3.45%, 04/23/29 (Call 01/23/29)	521	572,761
3.50%, 01/23/24 (Call 12/23/23)	705	744,487
3.90%, 04/29/24 (Call 03/29/24)	392	418,993
Royal Bank of Canada
0.43%, 01/19/24	130	128,885
0.50%, 10/26/23	581	578,949
0.65%, 07/29/24	1,002	993,192
0.75%, 10/07/24	1,000	991,110
1.15%, 06/10/25	622	618,990
1.15%, 07/14/26	705	692,677
1.20%, 04/27/26	835	822,951
1.40%, 11/02/26	1,000	988,000
1.60%, 04/17/23	515	522,931
1.95%, 01/17/23	654	665,602
2.25%, 11/01/24	708	733,106
2.30%, 11/03/31	400	398,792
2.55%, 07/16/24	170	177,159
3.70%, 10/05/23	911	963,392
4.65%, 01/27/26	293	328,356
Santander UK PLC, 4.00%, 03/13/24	1,330	1,425,161
State Street Corp.
2.20%, 03/03/31	507	503,182
2.35%, 11/01/25 (Call 11/01/24), (SOFR + 0.940%)(b)	358	371,507
2.40%, 01/24/30	400	411,256
2.65%, 05/19/26	380	402,131
3.03%, 11/01/34 (Call 11/01/29), (SOFR + 1.490%)(b)	240	251,218
3.10%, 05/15/23	481	499,721
3.30%, 12/16/24	678	727,555
3.55%, 08/18/25	299	325,064
3.70%, 11/20/23	644	684,527
3.78%, 12/03/24 (Call 12/03/23), (3 mo. LIBOR US + 0.770%)(b)	200	212,674
4.14%, 12/03/29 (Call 12/03/28), (3 mo. LIBOR US + 1.030%)(b)	325	375,008
Sumitomo Mitsui Banking Corp.
3.95%, 07/19/23	495	523,888
3.95%, 01/10/24	285	303,972
Sumitomo Mitsui Financial Group Inc.
1.40%, 09/17/26	520	510,032
1.47%, 07/08/25	275	274,857
1.71%, 01/12/31	1,000	944,620
1.90%, 09/17/28	520	507,458
2.22%, 09/17/31	405	395,778
2.30%, 01/12/41	300	275,760
2.35%, 01/15/25	815	840,061
2.45%, 09/27/24	67	69,443
2.63%, 07/14/26	929	964,739
2.70%, 07/16/24	265	276,048
2.72%, 09/27/29	300	307,848
2.75%, 01/15/30(a)	800	820,120
3.01%, 10/19/26	765	810,449

Security	Par (000)	Value

Banks (continued)
3.04%, 07/16/29	$1,084	$1,136,563
3.10%, 01/17/23	506	521,104
3.35%, 10/18/27	465	501,730
3.36%, 07/12/27	839	908,914
3.45%, 01/11/27	832	895,989
3.54%, 01/17/28	435	473,406
3.75%, 07/19/23	545	573,149
3.78%, 03/09/26	309	336,467
3.94%, 10/16/23	379	402,430
3.94%, 07/19/28	216	240,736
4.31%, 10/16/28(a)	215	244,939
Svenska Handelsbanken AB, 3.90%, 11/20/23	280	298,746
Toronto-Dominion Bank (The)
0.25%, 01/06/23	150	149,595
0.30%, 06/02/23	25	24,908
0.45%, 09/11/23	290	289,011
0.55%, 03/04/24	35	34,739
0.70%, 09/10/24	75	74,423
0.75%, 06/12/23	160	160,496
0.75%, 09/11/25	547	535,425
0.75%, 01/06/26(a)	817	796,052
1.15%, 06/12/25(a)	645	642,730
1.20%, 06/03/26	500	493,595
1.25%, 09/10/26	150	147,228
1.90%, 12/01/22	717	728,271
2.00%, 09/10/31(a)	130	127,868
2.65%, 06/12/24	695	725,740
3.25%, 03/11/24	666	702,537
3.50%, 07/19/23	913	959,344
3.63%, 09/15/31 (Call 09/15/26)(b)	782	847,657
Truist Bank
1.25%, 03/09/23 (Call 02/09/23)	225	227,198
1.50%, 03/10/25 (Call 02/10/25)	90	91,031
2.15%, 12/06/24 (Call 11/05/24)	50	51,655
2.25%, 03/11/30 (Call 12/11/29)	512	511,329
2.64%, 09/17/29 (Call 09/17/24)(b)	387	401,002
2.75%, 05/01/23 (Call 04/01/23)	256	264,125
3.00%, 02/02/23 (Call 01/02/23)	234	240,828
3.20%, 04/01/24 (Call 03/01/24)	388	408,777
3.63%, 09/16/25 (Call 08/16/25)	695	751,107
3.69%, 08/02/24 (Call 08/02/23)(b)	185	194,685
3.80%, 10/30/26 (Call 09/30/26)	302	331,623
4.05%, 11/03/25 (Call 09/03/25)	184	202,836
Truist Financial Corp.
1.13%, 08/03/27 (Call 06/03/27)	405	390,756
1.20%, 08/05/25 (Call 07/03/25)(a)	55	54,935
1.27%, 03/02/27 (Call 03/02/26)(b)	847	834,702
1.89%, 06/07/29 (Call 06/07/28)(b)	525	519,272
1.95%, 06/05/30 (Call 03/05/30)(a)	458	454,322
2.20%, 03/16/23 (Call 02/13/23)	503	513,885
2.50%, 08/01/24 (Call 07/01/24)	430	448,077
2.85%, 10/26/24 (Call 09/26/24)	880	926,728
3.70%, 06/05/25 (Call 05/05/25)	380	411,863
3.75%, 12/06/23 (Call 11/06/23)	85	90,090
3.88%, 03/19/29 (Call 02/16/29)	493	552,056
4.00%, 05/01/25 (Call 03/01/25)	502	547,521
U.S. Bancorp.
1.38%, 07/22/30 (Call 04/22/30)	70	66,162
1.45%, 05/12/25 (Call 04/11/25)	834	841,623
2.40%, 07/30/24 (Call 06/28/24)(a)	877	911,229

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.49%, 11/03/36 (Call 11/03/31)(b)	$400	$398,616
3.00%, 07/30/29 (Call 04/30/29)	387	412,097
3.10%, 04/27/26 (Call 03/27/26)	563	600,445
3.38%, 02/05/24 (Call 01/05/24)	586	618,582
3.60%, 09/11/24 (Call 08/11/24)	727	779,962
3.70%, 01/30/24 (Call 12/29/23)	342	363,201
3.90%, 04/26/28 (Call 03/24/28)	635	716,534
3.95%, 11/17/25 (Call 10/17/25)	465	512,407
Series V, 2.38%, 07/22/26 (Call 06/22/26)	774	808,536
Series X, 3.15%, 04/27/27 (Call 03/27/27)	714	767,379
U.S. Bank N.A./Cincinnati OH
1.95%, 01/09/23 (Call 12/09/22)	20	20,349
2.05%, 01/21/25 (Call 12/20/24)	115	118,499
2.80%, 01/27/25 (Call 12/27/24)	464	487,766
3.40%, 07/24/23 (Call 06/23/23)	485	508,144
Wachovia Corp., 5.50%, 08/01/35	360	461,876
Wells Fargo & Co.
1.65%, 06/02/24 (Call 06/02/23)(b)	1,165	1,181,578
2.16%, 02/11/26 (Call 02/11/25)(b)	1,100	1,125,696
2.19%, 04/30/26 (Call 04/30/25)(b)	745	761,554
2.39%, 06/02/28 (Call 06/02/27)(b)	740	751,714
2.41%, 10/30/25 (Call 10/30/24)(b)	490	505,974
2.57%, 02/11/31 (Call 02/11/30)(b)	125	126,425
2.88%, 10/30/30 (Call 10/30/29)(b)	1,230	1,274,538
3.00%, 02/19/25	1,137	1,197,079
3.00%, 04/22/26	1,339	1,417,024
3.00%, 10/23/26	1,150	1,214,377
3.07%, 04/29/40 (Call 04/30/40)(b)	1,218	1,246,209
3.20%, 06/17/27 (Call 06/17/26)(b)	1,217	1,290,069
3.30%, 09/09/24	990	1,053,479
3.55%, 09/29/25	813	874,780
3.58%, 05/22/28 (Call 05/22/27)(b)	1,174	1,265,337
3.75%, 01/24/24 (Call 12/22/23)	914	969,736
3.90%, 05/01/45	645	754,547
4.10%, 06/03/26	824	903,508
4.13%, 08/15/23	391	413,924
4.15%, 01/24/29 (Call 10/24/28)	1,030	1,158,832
4.30%, 07/22/27	931	1,040,104
4.40%, 06/14/46	865	1,047,134
4.48%, 01/16/24(a)	231	248,762
4.48%, 04/04/31 (Call 04/04/30)(b)	1,041	1,203,386
4.65%, 11/04/44	837	1,033,335
4.75%, 12/07/46	856	1,085,348
4.90%, 11/17/45	788	1,008,735
5.01%, 04/04/51 (Call 04/04/50)(b)	1,412	1,950,311
5.38%, 11/02/43	800	1,067,768
5.61%, 01/15/44	625	855,131
Series M, 3.45%, 02/13/23	936	970,164
Wells Fargo Bank N.A.
5.85%, 02/01/37	275	371,170
5.95%, 08/26/36	650	877,539
6.60%, 01/15/38	348	508,038
Westpac Banking Corp.
1.15%, 06/03/26	105	103,740
2.00%, 01/13/23(a)	310	315,586
2.15%, 06/03/31	450	448,717
2.35%, 02/19/25	223	231,472
2.65%, 01/16/30(a)	295	310,842
2.70%, 08/19/26	530	560,364
2.75%, 01/11/23	839	861,854

Security	Par (000)	Value

Banks (continued)
2.85%, 05/13/26(a)	$495	$525,769
3.30%, 02/26/24	781	825,400
3.35%, 03/08/27	500	541,515
3.40%, 01/25/28	600	657,708
3.65%, 05/15/23	558	584,706

		376,576,250

Beverages — 2.2%
Brown-Forman Corp., 4.50%, 07/15/45 (Call 01/15/45)	290	375,443
Coca-Cola Co. (The)
1.00%, 03/15/28	140	133,920
1.38%, 03/15/31	169	159,282
1.45%, 06/01/27	265	263,725
1.50%, 03/05/28	256	252,452
1.65%, 06/01/30(a)	820	795,638
1.75%, 09/06/24	309	316,274
2.00%, 03/05/31(a)	270	268,777
2.13%, 09/06/29	598	608,991
2.25%, 01/05/32	1,450	1,463,166
2.50%, 06/01/40	434	427,620
2.50%, 03/15/51(a)	208	201,485
2.60%, 06/01/50	670	661,786
2.75%, 06/01/60	522	521,671
2.88%, 05/05/41	435	452,291
2.90%, 05/25/27(a)	494	529,761
3.00%, 03/05/51	1,144	1,218,040
3.38%, 03/25/27	346	377,732
3.45%, 03/25/30	550	611,352
4.20%, 03/25/50	85	109,960
Coca-Cola Femsa SAB de CV
1.85%, 09/01/32 (Call 06/01/32)	150	141,832
5.25%, 11/26/43	370	490,568
Diageo Capital PLC
1.38%, 09/29/25 (Call 08/29/25)	405	406,782
2.00%, 04/29/30 (Call 01/29/30)	510	506,231
2.13%, 10/24/24 (Call 09/24/24)	500	516,835
2.13%, 04/29/32 (Call 01/29/32)	375	371,805
2.38%, 10/24/29 (Call 07/24/29)	390	399,805
2.63%, 04/29/23 (Call 01/29/23)	815	835,677
3.88%, 04/29/43 (Call 10/29/42)(a)	281	330,984
5.88%, 09/30/36	329	461,959
Diageo Investment Corp., 4.25%, 05/11/42	248	302,962
Fomento Economico Mexicano SAB de CV, 3.50%, 01/16/50 (Call 07/16/49)	930	995,593
PepsiCo Inc.
0.40%, 10/07/23	345	344,062
0.75%, 05/01/23	512	514,785
1.40%, 02/25/31 (Call 11/25/30)	605	577,721
1.63%, 05/01/30 (Call 02/01/30)	495	482,615
1.95%, 10/21/31 (Call 07/21/31)	545	540,983
2.25%, 03/19/25 (Call 02/19/25)	939	975,020
2.38%, 10/06/26 (Call 07/06/26)	202	211,748
2.63%, 03/19/27 (Call 01/19/27)	135	142,637
2.63%, 07/29/29 (Call 04/29/29)	483	509,826
2.63%, 10/21/41 (Call 04/21/41)	300	304,152
2.75%, 03/01/23	785	808,793
2.75%, 04/30/25 (Call 01/30/25)	662	697,086
2.75%, 03/19/30 (Call 12/19/29)	742	786,201
2.75%, 10/21/51 (Call 04/21/51)	625	644,237
2.85%, 02/24/26 (Call 11/24/25)	547	581,789
2.88%, 10/15/49 (Call 04/15/49)(a)	575	604,745

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
3.00%, 10/15/27 (Call 07/15/27)(a)	$118	$127,490
3.38%, 07/29/49 (Call 01/29/49)	249	284,485
3.45%, 10/06/46 (Call 04/06/46)	361	411,688
3.50%, 07/17/25 (Call 04/17/25)	386	417,031
3.60%, 03/01/24 (Call 12/01/23)	531	562,239
3.63%, 03/19/50 (Call 09/19/49)	329	393,500
7.00%, 03/01/29	50	68,394

		26,501,626

Chemicals — 0.6%
Air Products and Chemicals Inc.
1.50%, 10/15/25 (Call 09/15/25)	450	454,752
1.85%, 05/15/27 (Call 03/15/27)	431	438,482
2.05%, 05/15/30 (Call 02/15/30)	505	509,080
2.70%, 05/15/40 (Call 11/15/39)	482	489,755
2.80%, 05/15/50 (Call 11/15/49)	453	464,556
Ecolab Inc.
1.30%, 01/30/31 (Call 10/30/30)(a)	345	323,034
2.13%, 08/15/50 (Call 02/15/50)	115	104,127
2.70%, 11/01/26 (Call 08/01/26)	305	322,056
2.75%, 08/18/55 (Call 02/18/55)(a)(d)	265	262,400
3.25%, 12/01/27 (Call 09/01/27)(a)	242	262,149
4.80%, 03/24/30 (Call 12/24/29)	357	429,964
EI du Pont de Nemours and Co.
1.70%, 07/15/25 (Call 06/15/25)	238	241,389
2.30%, 07/15/30 (Call 04/15/30)	277	280,033
Linde Inc./CT
1.10%, 08/10/30 (Call 05/10/30)	585	541,523
2.70%, 02/21/23 (Call 11/21/22)(a)	348	356,046
3.20%, 01/30/26 (Call 10/30/25)(a)	396	425,094
3.55%, 11/07/42 (Call 05/07/42)	82	93,084
PPG Industries Inc.
1.20%, 03/15/26 (Call 02/15/26)	110	108,095
3.75%, 03/15/28 (Call 12/15/27)	558	627,209

		6,732,828

Commercial Services — 0.8%
American University (The), Series 2019, 3.67%, 04/01/49	103	118,727
Automatic Data Processing Inc.
1.25%, 09/01/30 (Call 06/01/30)	621	585,851
1.70%, 05/15/28 (Call 03/15/28)	135	134,402
3.38%, 09/15/25 (Call 06/15/25)	821	885,153
Brown University in Providence in the State of Rhode Island and Providence Plant, Series A, 2.92%, 09/01/50 (Call 03/01/50)	140	153,586
California Institute of Technology, 3.65%, 09/01/2119 (Call 03/01/2119)	185	215,223
Cintas Corp. No. 2, 3.70%, 04/01/27 (Call 01/01/27)	218	240,127
Duke University, Series 2020, 2.83%, 10/01/55(a)	70	73,270
Ford Foundation (The), Series 2020, 2.82%, 06/01/70 (Call 12/01/69)	55	55,870
George Washington University (The), Series 2018, 4.13%, 09/15/48 (Call 03/15/48)	61	75,721
Leland Stanford Junior University (The), 3.65%, 05/01/48 (Call 11/01/47)(a)	394	482,449
Massachusetts Institute of Technology
3.89%, 07/01/2116	308	389,743
4.68%, 07/01/2114	260	395,348
5.60%, 07/01/2111	283	506,446
Series F, 2.99%, 07/01/50 (Call 01/01/50)	30	33,269
Northwestern University, 4.64%, 12/01/44	254	331,404

Security	Par (000)	Value

Commercial Services (continued)
Novant Health Inc., 3.17%, 11/01/51 (Call 05/01/51)	$11	$11,823
PayPal Holdings Inc.
1.35%, 06/01/23	150	151,847
1.65%, 06/01/25 (Call 05/01/25)	15	15,237
2.30%, 06/01/30 (Call 03/01/30)	40	40,622
2.40%, 10/01/24 (Call 09/01/24)	10	10,404
2.65%, 10/01/26 (Call 08/01/26)	25	26,391
2.85%, 10/01/29 (Call 07/01/29)	550	580,987
3.25%, 06/01/50 (Call 12/01/49)	375	406,245
President and Fellows of Harvard College
2.52%, 10/15/50 (Call 04/15/50)	261	264,048
3.15%, 07/15/46 (Call 01/15/46)	334	375,186
3.30%, 07/15/56 (Call 01/15/56)	260	304,067
Rockefeller Foundation (The), Series 2020, 2.49%, 10/01/50 (Call 04/01/50)	30	30,161
S&P Global Inc.
2.30%, 08/15/60 (Call 02/15/60)	363	318,119
2.50%, 12/01/29 (Call 09/01/29)	295	306,098
2.95%, 01/22/27 (Call 10/22/26)	223	237,491
3.25%, 12/01/49 (Call 06/01/49)	154	168,585
4.00%, 06/15/25 (Call 03/15/25)	312	340,557
Trustees of Princeton University (The)
5.70%, 03/01/39	214	310,970
Series 2020, 2.52%, 07/01/50 (Call 01/01/50)	179	179,004
University of Southern California, 3.03%, 10/01/39	409	435,295
Yale University
Series 2020, 0.87%, 04/15/25 (Call 03/15/25)	18	17,939
Series 2020, 1.48%, 04/15/30 (Call 01/15/30)(a)	105	103,093
Series 2020, 2.40%, 04/15/50 (Call 10/15/49)	45	44,514

		9,355,272

Computers — 4.1%
Apple Inc.
0.55%, 08/20/25 (Call 07/20/25)	105	102,837
0.70%, 02/08/26 (Call 01/08/26)(a)	310	303,571
0.75%, 05/11/23	33	33,131
1.13%, 05/11/25 (Call 04/11/25)	1,207	1,206,747
1.20%, 02/08/28 (Call 12/08/27)	1,078	1,044,269
1.25%, 08/20/30 (Call 05/20/30)	105	98,940
1.40%, 08/05/28 (Call 06/05/28)	610	594,597
1.65%, 05/11/30 (Call 02/11/30)	283	275,628
1.65%, 02/08/31 (Call 11/08/30)	880	852,324
1.70%, 08/05/31 (Call 05/05/31)	610	591,346
1.80%, 09/11/24 (Call 08/11/24)	296	303,521
2.05%, 09/11/26 (Call 07/11/26)	725	746,721
2.20%, 09/11/29 (Call 06/11/29)	647	661,014
2.38%, 02/08/41 (Call 08/08/40)	685	664,779
2.40%, 01/13/23 (Call 12/13/22)	265	270,790
2.40%, 05/03/23	1,602	1,646,744
2.40%, 06/20/50 (Call 02/20/50)	10	9,451
2.45%, 08/04/26 (Call 05/04/26)	1,110	1,163,646
2.50%, 02/09/25	706	737,318
2.55%, 08/20/60 (Call 02/20/60)	45	42,205
2.65%, 05/11/50 (Call 11/11/49)	82	80,913
2.65%, 02/08/51 (Call 08/08/50)	732	723,560
2.70%, 08/05/51 (Call 02/05/51)	285	283,965
2.75%, 01/13/25 (Call 11/13/24)	932	980,455
2.80%, 02/08/60 (Call 08/08/60)	1,185	1,170,448
2.85%, 02/23/23 (Call 12/23/22)	661	678,979
2.85%, 05/11/24 (Call 03/11/24)	748	783,739
2.85%, 08/05/61 (Call 02/05/61)	1,005	1,005,412

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
2.90%, 09/12/27 (Call 06/12/27)	$815	$871,023
2.95%, 09/11/49 (Call 03/11/49)	610	633,766
3.00%, 02/09/24 (Call 12/09/23)	688	720,584
3.00%, 06/20/27 (Call 03/20/27)	481	518,701
3.00%, 11/13/27 (Call 08/13/27)	619	665,710
3.20%, 05/13/25	833	891,110
3.20%, 05/11/27 (Call 02/11/27)(a)	982	1,063,094
3.25%, 02/23/26 (Call 11/23/25)	1,281	1,380,034
3.35%, 02/09/27 (Call 11/09/26)	973	1,059,723
3.45%, 05/06/24	1,116	1,187,904
3.45%, 02/09/45	839	942,373
3.75%, 09/12/47 (Call 03/12/47)	485	569,666
3.75%, 11/13/47 (Call 05/13/47)	532	626,185
3.85%, 05/04/43	1,204	1,422,695
3.85%, 08/04/46 (Call 02/04/46)	840	998,466
4.25%, 02/09/47 (Call 08/09/46)	428	540,397
4.38%, 05/13/45	825	1,054,870
4.45%, 05/06/44	409	522,379
4.50%, 02/23/36 (Call 08/23/35)	608	758,638
4.65%, 02/23/46 (Call 08/23/45)	1,617	2,140,682
International Business Machines Corp.
1.70%, 05/15/27 (Call 03/15/27)	30	29,993
1.95%, 05/15/30 (Call 02/15/30)	200	195,678
2.85%, 05/15/40 (Call 11/15/39)	258	256,269
2.88%, 11/09/22	889	911,412
2.95%, 05/15/50 (Call 11/15/49)	395	392,752
3.00%, 05/15/24	1,328	1,397,109
3.30%, 05/15/26(a)	990	1,068,091
3.30%, 01/27/27	465	503,358
3.38%, 08/01/23(a)	656	687,698
3.45%, 02/19/26(a)	863	933,809
3.50%, 05/15/29	200	218,944
3.63%, 02/12/24	1,002	1,063,693
4.00%, 06/20/42	505	582,538
4.15%, 05/15/39	945	1,106,104
4.25%, 05/15/49	1,255	1,535,819
4.70%, 02/19/46	345	446,151
5.60%, 11/30/39	389	536,622
5.88%, 11/29/32	537	710,397
7.00%, 10/30/25	499	608,755

		48,810,242

Cosmetics & Personal Care — 1.1%
Colgate-Palmolive Co.
1.95%, 02/01/23(a)	383	390,419
3.25%, 03/15/24	42	44,528
3.70%, 08/01/47 (Call 02/01/47)	258	316,316
4.00%, 08/15/45	292	370,387
Estee Lauder Companies Inc. (The)
1.95%, 03/15/31 (Call 12/15/30)	25	24,805
2.00%, 12/01/24 (Call 11/01/24)	447	461,527
2.38%, 12/01/29 (Call 09/01/29)	445	460,010
2.60%, 04/15/30 (Call 01/15/30)	65	67,852
3.13%, 12/01/49 (Call 06/01/49)(a)	169	185,532
3.15%, 03/15/27 (Call 12/15/26)	488	527,699
4.15%, 03/15/47 (Call 09/15/46)	220	278,870
Procter & Gamble Co. (The)
0.55%, 10/29/25	375	366,911
1.00%, 04/23/26	365	361,806
1.20%, 10/29/30	595	562,424
1.95%, 04/23/31	605	609,187

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
2.45%, 11/03/26	$561	$591,586
2.70%, 02/02/26(a)	649	688,751
2.80%, 03/25/27	302	321,959
2.85%, 08/11/27	568	609,720
3.00%, 03/25/30	775	842,719
3.10%, 08/15/23	570	596,254
3.55%, 03/25/40	10	11,767
Unilever Capital Corp.
0.38%, 09/14/23(a)	30	29,895
1.75%, 08/12/31 (Call 05/12/31)(a)	500	487,290
2.00%, 07/28/26	325	334,679
2.13%, 09/06/29 (Call 06/06/29)	15	15,283
2.60%, 05/05/24 (Call 03/05/24)	660	687,568
2.90%, 05/05/27 (Call 02/05/27)	300	319,533
3.10%, 07/30/25	275	294,245
3.25%, 03/07/24 (Call 02/07/24)	548	578,507
3.50%, 03/22/28 (Call 12/22/27)(a)	150	165,777
5.90%, 11/15/32	633	855,455
Series 30Y, 2.63%, 08/12/51 (Call 02/12/51)	500	501,700

		12,960,961

Distribution & Wholesale — 0.1%
WW Grainger Inc.
1.85%, 02/15/25 (Call 01/15/25)	269	276,185
4.60%, 06/15/45 (Call 12/15/44)	362	474,339

		750,524

Diversified Financial Services — 3.4%
American Express Co.
2.50%, 07/30/24 (Call 06/30/24)	810	843,963
2.65%, 12/02/22	755	772,395
3.00%, 10/30/24 (Call 09/29/24)	1,014	1,071,879
3.13%, 05/20/26 (Call 04/20/26)	445	477,262
3.40%, 02/27/23 (Call 01/27/23)	926	958,716
3.40%, 02/22/24 (Call 01/22/24)	785	828,544
3.63%, 12/05/24 (Call 11/04/24)(a)	466	500,708
3.70%, 08/03/23 (Call 07/03/23)	970	1,019,373
4.05%, 12/03/42	379	455,312
4.20%, 11/06/25 (Call 10/06/25)(a)	280	311,063
American Express Credit Corp., 3.30%, 05/03/27 (Call 04/03/27)	839	914,015
Ameriprise Financial Inc.
2.88%, 09/15/26 (Call 06/15/26)(a)	395	418,392
3.00%, 04/02/25 (Call 03/02/25)	260	274,105
3.70%, 10/15/24	495	534,412
4.00%, 10/15/23	529	563,221
Brookfield Finance I UK PLC, 2.34%, 01/30/32 (Call 10/30/31)	195	190,474
Brookfield Finance Inc.
2.72%, 04/15/31 (Call 01/15/31)	95	96,339
3.50%, 03/30/51 (Call 09/30/50)	87	92,018
3.90%, 01/25/28 (Call 10/25/27)	481	531,317
4.00%, 04/01/24 (Call 02/01/24)	195	207,784
4.25%, 06/02/26 (Call 03/02/26)	171	189,458
4.35%, 04/15/30 (Call 01/15/30)	511	583,071
4.70%, 09/20/47 (Call 03/20/47)	462	569,826
4.85%, 03/29/29 (Call 12/29/28)	480	560,544
Brookfield Finance LLC, 3.45%, 04/15/50 (Call 10/15/49)	439	461,196
Cboe Global Markets Inc.
1.63%, 12/15/30 (Call 09/15/30)	170	162,296
3.65%, 01/12/27 (Call 10/12/26)	444	486,295

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Charles Schwab Corp. (The)
0.75%, 03/18/24 (Call 02/18/24)	$77	$76,861
0.90%, 03/11/26 (Call 02/11/26)	406	398,392
1.15%, 05/13/26 (Call 04/13/26)	335	331,784
1.65%, 03/11/31 (Call 12/11/30)	455	435,804
2.00%, 03/20/28 (Call 01/20/28)	21	21,192
2.30%, 05/13/31 (Call 02/13/31)	425	429,101
2.65%, 01/25/23 (Call 12/25/22)	518	531,100
2.75%, 10/01/29 (Call 07/01/29)	45	47,233
3.20%, 03/02/27 (Call 12/02/26)	510	549,142
3.20%, 01/25/28 (Call 10/25/27)	400	433,728
3.25%, 05/22/29 (Call 02/22/29)(a)	316	343,091
3.30%, 04/01/27 (Call 01/01/27)	583	628,299
3.55%, 02/01/24 (Call 01/01/24)	339	359,130
3.63%, 04/01/25 (Call 01/01/25)	538	576,623
3.85%, 05/21/25 (Call 03/21/25)	556	604,177
4.00%, 02/01/29 (Call 11/01/28)	462	523,303
4.20%, 03/24/25 (Call 02/24/25)	273	299,276
4.63%, 03/22/30 (Call 12/22/29)	296	352,699
CME Group Inc.
3.00%, 03/15/25 (Call 12/15/24)	97	102,349
3.75%, 06/15/28 (Call 03/15/28)	262	293,115
4.15%, 06/15/48 (Call 12/15/47)(a)	305	393,499
5.30%, 09/15/43 (Call 03/15/43)	402	563,861
Credit Suisse USA Inc., 7.13%, 07/15/32	516	728,675
Franklin Resources Inc., 1.60%, 10/30/30 (Call 07/30/30)	140	132,294
Invesco Finance PLC
3.13%, 11/30/22	370	380,342
3.75%, 01/15/26	137	148,935
4.00%, 01/30/24	367	391,398
Legg Mason Inc., 5.63%, 01/15/44	328	455,152
Mastercard Inc.
1.90%, 03/15/31 (Call 12/15/30)	150	150,024
2.00%, 03/03/25 (Call 02/03/25)	343	353,201
2.95%, 11/21/26 (Call 08/21/26)	646	692,073
2.95%, 06/01/29 (Call 03/01/29)	756	812,141
2.95%, 03/15/51 (Call 09/15/50)	233	246,516
3.30%, 03/26/27 (Call 01/26/27)	623	676,709
3.35%, 03/26/30 (Call 12/26/29)	672	743,004
3.38%, 04/01/24	59	62,629
3.50%, 02/26/28 (Call 11/26/27)	145	160,280
3.65%, 06/01/49 (Call 12/01/48)	520	608,244
3.80%, 11/21/46 (Call 05/21/46)(a)	281	335,581
3.85%, 03/26/50 (Call 09/26/49)	561	679,405
3.95%, 02/26/48 (Call 08/26/47)	310	378,774
ORIX Corp.
2.25%, 03/09/31(a)	50	49,931
3.25%, 12/04/24	351	372,464
3.70%, 07/18/27	265	290,374
4.05%, 01/16/24	89	94,598
Visa Inc.
0.75%, 08/15/27 (Call 06/15/27)	197	189,356
1.10%, 02/15/31 (Call 11/15/30)(a)	515	480,536
1.90%, 04/15/27 (Call 02/15/27)	884	900,115
2.00%, 08/15/50 (Call 02/15/50)	793	708,633
2.05%, 04/15/30 (Call 01/15/30)	716	725,716
2.70%, 04/15/40 (Call 10/15/39)	536	550,274
2.75%, 09/15/27 (Call 06/15/27)	317	338,318
2.80%, 12/14/22 (Call 10/14/22)	874	894,548
3.15%, 12/14/25 (Call 09/14/25)	754	810,263

Security	Par (000)	Value

Diversified Financial Services (continued)
3.65%, 09/15/47 (Call 03/15/47)	$388	$456,439
4.15%, 12/14/35 (Call 06/14/35)(a)	757	907,772
4.30%, 12/14/45 (Call 06/14/45)	1,556	1,991,804

		40,264,255

Electric — 6.0%
AEP Transmission Co. LLC
3.75%, 12/01/47 (Call 06/01/47)	305	349,484
Series M, 3.65%, 04/01/50 (Call 10/01/49)	315	362,143
Series N, 2.75%, 08/15/51 (Call 02/15/51)	200	197,262
Alabama Power Co.
3.13%, 07/15/51 (Call 01/15/51)(a)	50	52,908
3.45%, 10/01/49 (Call 04/01/49)	300	332,121
3.75%, 03/01/45 (Call 09/01/44)	410	468,269
6.00%, 03/01/39	262	368,935
Series 20-A, 1.45%, 09/15/30 (Call 06/15/30)	115	108,502
Series A, 4.30%, 07/15/48 (Call 01/15/48)	307	384,932
Series B, 3.70%, 12/01/47 (Call 06/01/47)	364	418,338
Ameren Illinois Co. 3.70%, 12/01/47 (Call 06/01/47)	231	268,859
4.50%, 03/15/49 (Call 09/15/48)	250	329,252
Appalachian Power Co.
7.00%, 04/01/38	270	397,273
Series AA, 2.70%, 04/01/31 (Call 01/01/31)	289	295,037
Series Z, 3.70%, 05/01/50 (Call 11/01/49)(a)	90	99,993
Arizona Public Service Co.
2.20%, 12/15/31 (Call 09/15/31)	55	53,885
3.35%, 05/15/50 (Call 11/15/49)	61	64,588
4.35%, 11/15/45 (Call 05/15/45)	10	12,038
Baltimore Gas & Electric Co., 3.50%, 08/15/46 (Call 02/15/46)	320	352,784
Baltimore Gas and Electric Co., 2.25%, 06/15/31 (Call 03/15/31)	145	145,422
Berkshire Hathaway Energy Co.
1.65%, 05/15/31 (Call 02/15/31)(a)	645	613,492
2.85%, 05/15/51 (Call 11/15/50)	740	725,607
3.25%, 04/15/28 (Call 01/15/28)	274	297,060
3.70%, 07/15/30 (Call 04/15/30)	60	67,070
3.75%, 11/15/23 (Call 08/15/23)	156	164,435
3.80%, 07/15/48 (Call 01/15/48)	355	406,155
4.05%, 04/15/25 (Call 03/15/25)	61	66,565
4.25%, 10/15/50 (Call 04/15/50)	585	722,803
4.45%, 01/15/49 (Call 07/15/48)	387	487,686
4.50%, 02/01/45 (Call 08/01/44)	214	264,397
5.15%, 11/15/43 (Call 05/15/43)	380	498,419
5.95%, 05/15/37	300	409,116
6.13%, 04/01/36	731	1,004,116
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	180	202,898
4.50%, 04/01/44 (Call 10/01/43)	299	381,073
Series AC, 4.25%, 02/01/49 (Call 08/01/48)	333	424,805
Series AF, 3.35%, 04/01/51 (Call 10/01/50)	178	199,196
Commonwealth Edison Co.
2.55%, 06/15/26 (Call 03/15/26)	388	406,958
3.00%, 03/01/50 (Call 09/01/49)	355	366,509
3.65%, 06/15/46 (Call 12/15/45)	202	230,783
3.70%, 08/15/28 (Call 05/15/28)	238	266,353
4.00%, 03/01/48 (Call 09/01/47)(a)	385	462,389
5.90%, 03/15/36	50	69,845
Series 123, 3.75%, 08/15/47 (Call 02/15/47)	326	379,093
Series 130, 3.13%, 03/15/51 (Call 09/15/50)	331	350,992

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series 131, 2.75%, 09/01/51 (Call 03/01/51)	$200	$197,760
Connecticut Light & Power Co. (The)
4.00%, 04/01/48 (Call 10/01/47)	230	281,428
Series A, 3.20%, 03/15/27 (Call 12/15/26)	280	302,128
Consolidated Edison Co. of New York Inc.
2.40%, 06/15/31 (Call 03/15/31)	440	443,256
3.60%, 06/15/61 (Call 12/15/60)	450	486,864
3.70%, 11/15/59 (Call 05/15/59)	85	92,796
3.85%, 06/15/46 (Call 12/15/45)	215	241,256
3.95%, 03/01/43 (Call 09/01/42)	337	376,705
4.45%, 03/15/44 (Call 09/15/43)	503	601,125
4.50%, 12/01/45 (Call 06/01/45)	353	430,318
4.50%, 05/15/58 (Call 11/15/57)	215	267,989
4.63%, 12/01/54 (Call 06/01/54)	198	251,612
Series 07-A, 6.30%, 08/15/37	147	207,296
Series 08-B, 6.75%, 04/01/38	291	428,265
Series 09-C, 5.50%, 12/01/39	266	351,977
Series 2017, 3.88%, 06/15/47 (Call 12/15/46)	350	396,641
Series 20A, 3.35%, 04/01/30 (Call 01/01/30)(a)	213	231,601
Series 20B, 3.95%, 04/01/50 (Call 10/01/49)	394	459,317
Series A, 4.13%, 05/15/49 (Call 11/15/48)	303	358,328
Series C, 3.00%, 12/01/60 (Call 06/01/60)	150	144,994
Series C, 4.30%, 12/01/56 (Call 06/01/56)	265	323,210
Series D, 4.00%, 12/01/28 (Call 09/01/28)(a)	290	327,714
Series E, 4.65%, 12/01/48 (Call 06/01/48)	197	249,812
Consumers Energy Co.
2.50%, 05/01/60 (Call 11/01/59)	153	139,805
2.65%, 08/15/52 (Call 02/15/52)(a)	125	122,950
3.10%, 08/15/50 (Call 02/15/50)	330	353,156
3.50%, 08/01/51 (Call 02/01/51)	267	304,303
4.05%, 05/15/48 (Call 11/15/47)	230	280,593
4.35%, 04/15/49 (Call 10/15/48)	218	277,961
Delmarva Power & Light Co., 3.50%, 11/15/23 (Call 08/15/23)	350	367,801
Dominion Energy South Carolina Inc.
5.10%, 06/01/65 (Call 12/01/64)	199	294,122
6.05%, 01/15/38	255	360,353
DTE Electric Co.
2.25%, 03/01/30 (Call 12/01/29)	330	333,514
2.95%, 03/01/50 (Call 09/01/49)	272	280,971
3.70%, 03/15/45 (Call 09/15/44)	276	316,445
3.95%, 03/01/49 (Call 09/01/48)	335	404,382
Series A, 1.90%, 04/01/28 (Call 02/01/28)	158	158,376
Series A, 4.05%, 05/15/48 (Call 11/15/47)	180	219,787
Series C, 2.63%, 03/01/31 (Call 12/01/30)(a)	285	295,611
Duke Energy Carolinas LLC
2.45%, 02/01/30 (Call 11/01/29)	260	265,957
2.50%, 03/15/23 (Call 01/15/23)	59	60,387
2.55%, 04/15/31 (Call 01/15/31)	54	55,540
2.95%, 12/01/26 (Call 09/01/26)	170	181,455
3.05%, 03/15/23 (Call 02/15/23)	245	253,085
3.20%, 08/15/49 (Call 02/15/49)	165	175,009
3.70%, 12/01/47 (Call 06/01/47)	305	345,870
3.75%, 06/01/45 (Call 12/01/44)	267	302,938
3.88%, 03/15/46 (Call 09/15/45)	290	335,837
3.95%, 11/15/28 (Call 08/15/28)	300	339,183
3.95%, 03/15/48 (Call 09/15/47)	267	314,056
4.00%, 09/30/42 (Call 03/30/42)	285	328,608
4.25%, 12/15/41 (Call 06/15/41)	271	323,184
5.30%, 02/15/40	381	506,033

Security	Par (000)	Value

Electric (continued)
6.00%, 01/15/38	$97	$135,179
6.05%, 04/15/38	280	393,910
Duke Energy Florida LLC
1.75%, 06/15/30 (Call 03/15/30)	280	270,777
2.50%, 12/01/29 (Call 09/01/29)	425	438,923
3.20%, 01/15/27 (Call 10/15/26)(a)	212	227,749
3.40%, 10/01/46 (Call 04/01/46)	260	282,857
3.80%, 07/15/28 (Call 04/15/28)	235	262,171
6.35%, 09/15/37	209	303,773
6.40%, 06/15/38	460	668,403
Duke Energy Indiana LLC
2.75%, 04/01/50 (Call 10/01/49)	215	208,864
3.75%, 05/15/46 (Call 11/15/45)	180	206,244
6.35%, 08/15/38	251	360,838
Series YYY, 3.25%, 10/01/49 (Call 04/01/49)	240	253,214
Duke Energy Progress LLC
2.50%, 08/15/50 (Call 02/15/50)	288	268,384
3.25%, 08/15/25 (Call 05/15/25)	265	283,804
3.45%, 03/15/29 (Call 12/15/28)	320	350,954
3.60%, 09/15/47 (Call 03/15/47)	195	218,468
3.70%, 09/01/28 (Call 06/01/28)	79	87,844
4.10%, 05/15/42 (Call 11/15/41)	255	299,128
4.10%, 03/15/43 (Call 09/15/42)	226	265,753
4.15%, 12/01/44 (Call 06/01/44)	225	267,732
4.20%, 08/15/45 (Call 02/15/45)	245	296,325
Entergy Arkansas LLC
2.65%, 06/15/51 (Call 12/15/50)	347	332,135
3.50%, 04/01/26 (Call 01/01/26)	515	557,807
Entergy Louisiana LLC
0.62%, 11/17/23 (Call 12/06/21)	170	169,708
0.95%, 10/01/24 (Call 10/01/22)	100	99,506
2.35%, 06/15/32 (Call 03/15/32)	40	39,842
2.90%, 03/15/51 (Call 09/15/50)	335	334,896
3.10%, 06/15/41 (Call 12/15/40)	60	62,281
4.00%, 03/15/33 (Call 12/15/32)	327	374,670
4.20%, 09/01/48 (Call 03/01/48)	353	433,318
4.20%, 04/01/50 (Call 10/01/49)	238	292,066
Evergy Kansas Central Inc.
3.45%, 04/15/50 (Call 10/15/49)	270	295,709
4.13%, 03/01/42 (Call 09/01/41)	286	337,185
Florida Power & Light Co.
2.75%, 06/01/23 (Call 12/01/22)	293	300,249
2.85%, 04/01/25 (Call 03/01/25)(a)	493	518,823
3.13%, 12/01/25 (Call 06/01/25)	286	305,331
3.15%, 10/01/49 (Call 04/01/49)	379	414,914
3.25%, 06/01/24 (Call 12/01/23)	246	258,514
3.70%, 12/01/47 (Call 06/01/47)	361	426,236
3.95%, 03/01/48 (Call 09/01/47)	338	414,679
3.99%, 03/01/49 (Call 09/01/48)	305	378,173
4.05%, 06/01/42 (Call 12/01/41)	208	249,796
4.05%, 10/01/44 (Call 04/01/44)	215	260,984
4.13%, 02/01/42 (Call 08/01/41)	247	298,638
4.13%, 06/01/48 (Call 12/01/47)	257	324,666
5.69%, 03/01/40	220	312,103
5.95%, 02/01/38	270	385,136
5.96%, 04/01/39	270	389,100
Georgia Power Co.
4.30%, 03/15/42	473	547,550
Series 10-C, 4.75%, 09/01/40	310	374,954
Series A, 2.10%, 07/30/23	405	414,760

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series A, 3.25%, 03/15/51 (Call 09/15/50)	$205	$210,135
Series B, 2.65%, 09/15/29 (Call 06/15/29)	55	56,846
Series B, 3.70%, 01/30/50 (Call 07/30/49)	15	16,287
Kentucky Utilities Co.
3.30%, 06/01/50 (Call 12/01/49)	250	269,982
4.38%, 10/01/45 (Call 04/01/45)	132	163,574
5.13%, 11/01/40 (Call 05/01/40)	494	641,913
MidAmerican Energy Co.
2.70%, 08/01/52 (Call 02/01/52)	100	98,664
3.15%, 04/15/50 (Call 10/15/49)	140	149,842
3.50%, 10/15/24 (Call 07/15/24)	51	54,529
3.65%, 04/15/29 (Call 01/15/29)	388	431,122
3.65%, 08/01/48 (Call 02/01/48)	223	256,053
4.25%, 07/15/49 (Call 01/15/49)	637	801,594
National Rural Utilities Cooperative Finance Corp.
1.00%, 06/15/26 (Call 05/15/26)	73	71,763
2.40%, 03/15/30 (Call 12/15/29)	330	335,389
2.85%, 01/27/25 (Call 10/27/24)(a)	54	56,726
3.40%, 02/07/28 (Call 11/07/27)	398	432,710
4.02%, 11/01/32 (Call 05/01/32)	498	575,404
4.30%, 03/15/49 (Call 09/15/48)	137	172,293
Series D, 1.00%, 10/18/24	420	419,097
Northern States Power Co./MN
2.60%, 06/01/51 (Call 12/01/50)	215	209,791
2.90%, 03/01/50 (Call 09/01/49)	293	302,640
3.40%, 08/15/42 (Call 02/15/42)	54	59,530
3.60%, 09/15/47 (Call 03/15/47)	348	399,643
NSTAR Electric Co., 3.20%, 05/15/27 (Call 02/15/27)	170	183,452
Oncor Electric Delivery Co. LLC
3.10%, 09/15/49 (Call 03/15/49)	369	398,328
3.75%, 04/01/45 (Call 10/01/44)	333	389,407
PacifiCorp.
2.90%, 06/15/52 (Call 12/15/51)	40	39,670
3.30%, 03/15/51 (Call 09/15/50)	255	270,343
4.13%, 01/15/49 (Call 07/15/48)	297	355,334
4.15%, 02/15/50 (Call 08/15/49)	204	246,426
5.75%, 04/01/37	292	395,076
6.00%, 01/15/39	265	370,049
6.25%, 10/15/37	280	394,957
PECO Energy Co., 3.90%, 03/01/48 (Call 09/01/47)	52	61,730
Pinnacle West Capital Corp., 1.30%, 06/15/25 (Call 05/15/25)	653	647,580
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)	315	374,730
6.50%, 11/15/37	245	356,669
Public Service Co. of Colorado
1.88%, 06/15/31 (Call 12/15/30)(a)	65	63,544
3.60%, 09/15/42 (Call 03/15/42)	214	240,144
Series 34, 3.20%, 03/01/50 (Call 09/01/49)	205	220,166
Public Service Electric & Gas Co.
2.38%, 05/15/23 (Call 02/15/23)	264	270,175
3.80%, 03/01/46 (Call 09/01/45)	203	239,522
Puget Sound Energy Inc., 4.22%, 06/15/48 (Call 12/15/47)	7	8,532
San Diego Gas & Electric Co.
2.50%, 05/15/26 (Call 02/15/26)	317	330,501
4.50%, 08/15/40	110	135,016
Series VVV, 1.70%, 10/01/30 (Call 07/01/30)	341	326,184
Series WWW, 2.95%, 08/15/51 (Call 02/15/51)	240	244,094
Southern California Edison Co.
1.10%, 04/01/24 (Call 04/01/23)	70	70,129

Security	Par (000)	Value

Electric (continued)
2.25%, 06/01/30 (Call 03/01/30)	$210	$206,934
2.85%, 08/01/29 (Call 05/01/29)	187	193,074
3.65%, 02/01/50 (Call 08/01/49)	557	597,845
4.00%, 04/01/47 (Call 10/01/46)	134	149,230
4.50%, 09/01/40 (Call 03/01/40)	200	227,032
4.65%, 10/01/43 (Call 04/01/43)	289	343,208
5.50%, 03/15/40	244	307,960
6.00%, 01/15/34(a)	345	449,431
6.05%, 03/15/39	311	413,496
Series 08-A, 5.95%, 02/01/38	295	387,120
Series 20A, 2.95%, 02/01/51 (Call 08/01/50)	820	782,567
Series A, 4.20%, 03/01/29 (Call 12/01/28)	269	301,051
Series B, 4.88%, 03/01/49 (Call 09/01/48)	235	293,202
Series C, 3.50%, 10/01/23 (Call 07/01/23)	247	258,189
Series C, 4.13%, 03/01/48 (Call 09/01/47)	525	593,959
Series E, 3.70%, 08/01/25 (Call 06/01/25)	511	552,279
Southwestern Public Service Co., Series 8, 3.15%, 05/01/50 (Call 11/01/49)	350	369,866
Union Electric Co.
2.15%, 03/15/32 (Call 12/15/31)(a)	400	396,096
2.63%, 03/15/51 (Call 09/15/50)(a)	70	68,436
Virginia Electric & Power Co.
2.45%, 12/15/50 (Call 06/15/50)	503	470,803
3.30%, 12/01/49 (Call 06/01/49)(a)	377	414,063
4.00%, 01/15/43 (Call 07/15/42)	240	278,117
4.45%, 02/15/44 (Call 08/15/43)	301	370,736
4.60%, 12/01/48 (Call 06/01/48)	264	344,467
8.88%, 11/15/38	296	524,435
Series A, 2.88%, 07/15/29 (Call 04/15/29)	275	290,595
Series A, 3.15%, 01/15/26 (Call 10/15/25)	445	474,735
Series A, 3.50%, 03/15/27 (Call 12/15/26)	70	76,187
Series A, 3.80%, 04/01/28 (Call 01/01/28)	270	300,046
Series A, 6.00%, 05/15/37	212	294,129
Series B, 3.80%, 09/15/47 (Call 03/15/47)	275	317,740
Series B, 6.00%, 01/15/36	140	191,419
Series C, 2.75%, 03/15/23 (Call 12/15/22)	243	249,121
Series C, 4.00%, 11/15/46 (Call 05/15/46)	230	273,015
Series D, 4.65%, 08/15/43 (Call 02/15/43)	140	175,238

		71,287,633

Electrical Components & Equipment — 0.1%
Emerson Electric Co.
0.88%, 10/15/26 (Call 09/15/26)	387	375,866
1.80%, 10/15/27 (Call 08/15/27)	192	193,093
1.95%, 10/15/30 (Call 07/15/30)	315	311,589
2.63%, 02/15/23 (Call 11/15/22)	307	313,726
2.75%, 10/15/50 (Call 04/15/50)	262	260,525
3.15%, 06/01/25 (Call 03/01/25)(a)	145	154,316

		1,609,115

Electronics — 0.3%
Honeywell International Inc.
1.10%, 03/01/27 (Call 02/01/27)(a)	290	284,902
1.35%, 06/01/25 (Call 05/01/25)	258	260,152
1.75%, 09/01/31 (Call 06/01/31)	345	335,147
1.95%, 06/01/30 (Call 03/01/30)(a)	341	340,314
2.30%, 08/15/24 (Call 07/15/24)	384	399,018
2.50%, 11/01/26 (Call 08/01/26)(a)	519	546,144
2.70%, 08/15/29 (Call 05/15/29)	435	459,743
2.80%, 06/01/50 (Call 12/01/49)(a)	364	381,530

		3,006,950

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food — 0.2%
Hershey Co. (The)
2.30%, 08/15/26 (Call 05/15/26)	$760	$791,296
3.38%, 05/15/23 (Call 04/15/23)(a)	384	399,629
Hormel Foods Corp.
1.70%, 06/03/28 (Call 04/03/28)	250	247,940
1.80%, 06/11/30 (Call 03/11/30)(a)	1,186	1,162,126
3.05%, 06/03/51 (Call 12/03/50)(a)	55	58,762

		2,659,753

Forest Products & Paper — 0.1%
Georgia-Pacific LLC
7.75%, 11/15/29	61	86,158
8.00%, 01/15/24	642	739,796

		825,954

Gas — 0.3%
Atmos Energy Corp.
1.50%, 01/15/31 (Call 10/15/30)	224	210,103
3.00%, 06/15/27 (Call 03/15/27)(a)	322	343,001
3.38%, 09/15/49 (Call 03/15/49)(a)	303	325,852
4.13%, 10/15/44 (Call 04/15/44)	449	524,966
4.15%, 01/15/43 (Call 07/15/42)	240	279,221
4.30%, 10/01/48 (Call 04/01/48)	150	184,332
CenterPoint Energy Resources Corp., 1.75%, 10/01/30 (Call 07/01/30)	360	344,185
Southern California Gas Co.
3.15%, 09/15/24 (Call 06/15/24)	95	100,413
Series TT, 2.60%, 06/15/26 (Call 03/15/26)	269	281,584
Series VV, 4.30%, 01/15/49 (Call 07/15/48)	89	111,415
Series XX, 2.55%, 02/01/30 (Call 11/01/29)	381	390,529

		3,095,601

Hand & Machine Tools — 0.2%
Snap-on Inc., 3.10%, 05/01/50 (Call 11/01/49)	323	346,689
Stanley Black & Decker Inc.
2.30%, 03/15/30 (Call 12/15/29)	597	610,355
2.75%, 11/15/50 (Call 05/15/50)	507	498,558
3.40%, 03/01/26 (Call 01/01/26)	191	206,566
4.25%, 11/15/28 (Call 08/15/28)	70	80,732
4.85%, 11/15/48 (Call 05/15/48)(a)	85	114,956

		1,857,856

Health Care - Products — 0.9%
Abbott Laboratories
1.15%, 01/30/28 (Call 11/30/27)(a)	624	605,442
1.40%, 06/30/30 (Call 03/30/30)(a)	318	305,210
2.95%, 03/15/25 (Call 12/15/24)	538	569,624
3.40%, 11/30/23 (Call 09/30/23)	718	755,530
3.75%, 11/30/26 (Call 08/30/26)	642	710,527
4.75%, 11/30/36 (Call 05/30/36)	697	891,435
4.75%, 04/15/43 (Call 10/15/42)	258	339,577
4.90%, 11/30/46 (Call 05/30/46)	1,626	2,259,327
5.30%, 05/27/40(a)	392	541,728
6.00%, 04/01/39	85	124,834
6.15%, 11/30/37(a)	50	73,594
Baxter International Inc.
1.73%, 04/01/31 (Call 01/01/31)(a)	315	300,973
2.60%, 08/15/26 (Call 05/15/26)	328	342,786
Medtronic Inc.
3.50%, 03/15/25	841	906,808
4.38%, 03/15/35	287	351,914
4.63%, 03/15/45	1,027	1,368,549

		10,447,858

Security	Par (000)	Value

Health Care - Services — 2.6%
Ascension Health
3.95%, 11/15/46	$752	$936,263
Series B, 2.53%, 11/15/29 (Call 08/15/29)	512	533,934
Series B, 3.11%, 11/15/39 (Call 05/15/39)	35	37,702
Baptist Healthcare System Obligated Group, Series 20B, 3.54%, 08/15/50 (Call 02/15/50)(a)	20	21,941
BayCare Health System Inc., Series 2020, 3.83%, 11/15/50 (Call 05/15/50)	94	114,576
Baylor Scott & White Holdings, Series 2021, 2.84%, 11/15/50 (Call 11/15/49)	45	45,936
Children’s Hospital of Philadelphia (The), Series 2020, 2.70%, 07/01/50 (Call 01/01/50)	65	64,900
CommonSpirit Health, 3.82%, 10/01/49 (Call 04/01/49)(a)	242	277,211
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49 (Call 05/01/49)	60	65,362
Duke University Health System Inc., Series 2017, 3.92%, 06/01/47 (Call 12/01/46)	350	425,862
Hackensack Meridian Health Inc.
Series 2020, 2.68%, 09/01/41 (Call 03/01/41)	100	99,246
Series 2020, 2.88%, 09/01/50 (Call 03/01/50)	50	50,371
Johns Hopkins Health System Corp. (The), 3.84%, 05/15/46	446	534,522
Kaiser Foundation Hospitals
3.15%, 05/01/27 (Call 02/01/27)	647	693,713
4.15%, 05/01/47 (Call 11/01/46)	837	1,039,721
4.88%, 04/01/42	200	266,386
Series 2019, 3.27%, 05/12/49 (Call 05/01/49)	300	327,015
Series 2021, 2.81%, 06/01/41 (Call 12/01/40)	70	70,894
Series 2021, 3.00%, 06/01/51 (Call 12/01/50)	75	77,893
Mass General Brigham Inc., Series 2020, 3.34%, 07/01/60 (Call 01/01/60)	254	278,813
Mayo Clinic, Series 2021, 3.20%, 11/15/61 (Call 05/15/61)	35	37,998
Memorial Sloan-Kettering Cancer Center, Series 2015, 4.20%, 07/01/55	265	345,276
Methodist Hospital (The), Series 20A, 2.71%, 12/01/50 (Call 06/01/50)	77	75,789
Mount Sinai Hospitals Group Inc., Series 2019, 3.74%, 07/01/49 (Call 01/01/49)(a)	358	396,689
New York and Presbyterian Hospital (The)
4.02%, 08/01/45(a)	491	616,509
Series 2019, 3.95%, 08/01/2119 (Call 02/01/2119)	100	122,216
Northwell Healthcare Inc.
3.98%, 11/01/46 (Call 11/01/45)	385	441,749
4.26%, 11/01/47 (Call 11/01/46)	378	451,646
Providence St Joseph Health Obligated Group
Series 19A, 2.53%, 10/01/29 (Call 07/01/29)	241	249,927
Series 21A, 2.70%, 10/01/51 (Call 04/01/51)	20	19,637
SSM Health Care Corp.
Series 2018, 3.69%, 06/01/23 (Call 03/01/23)	464	482,620
Series A, 3.82%, 06/01/27 (Call 03/01/27)(a)	55	60,710
Stanford Health Care, Series 2018, 3.80%, 11/15/48 (Call 05/15/48)(a)	480	578,002
Sutter Health
Series 20A, 2.29%, 08/15/30 (Call 02/15/30)(a)	195	196,030
Series 20A, 3.36%, 08/15/50 (Call 02/15/50)	139	150,550
Toledo Hospital (The), 5.75%, 11/15/38 (Call 11/15/28)	351	418,627
UnitedHealth Group Inc.
1.15%, 05/15/26 (Call 04/15/26)	270	267,440
1.25%, 01/15/26(a)	226	225,514
2.00%, 05/15/30	560	558,533

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
2.30%, 05/15/31 (Call 02/15/31)	$297	$300,603
2.38%, 08/15/24	135	140,304
2.75%, 02/15/23 (Call 11/15/22)	225	230,254
2.75%, 05/15/40 (Call 11/15/39)(a)	497	499,152
2.88%, 03/15/23	333	343,613
2.88%, 08/15/29	640	680,845
2.90%, 05/15/50 (Call 11/15/49)	610	624,182
2.95%, 10/15/27	611	655,316
3.05%, 05/15/41 (Call 11/15/40)	440	459,012
3.10%, 03/15/26	686	736,414
3.13%, 05/15/60 (Call 11/15/59)(a)	375	393,210
3.25%, 05/15/51 (Call 11/15/50)	837	907,467
3.38%, 04/15/27	470	512,892
3.45%, 01/15/27	531	579,831
3.50%, 06/15/23	546	571,935
3.50%, 02/15/24	340	360,502
3.50%, 08/15/39 (Call 02/15/39)	575	640,021
3.70%, 08/15/49 (Call 02/15/49)	577	668,166
3.75%, 07/15/25	375	409,024
3.75%, 10/15/47 (Call 04/15/47)	719	833,357
3.85%, 06/15/28(a)	667	751,222
3.88%, 12/15/28	489	553,255
3.88%, 08/15/59 (Call 02/15/59)	370	445,151
3.95%, 10/15/42 (Call 04/15/42)	288	337,928
4.20%, 01/15/47 (Call 07/15/46)	362	445,274
4.25%, 03/15/43 (Call 09/15/42)	315	383,843
4.25%, 04/15/47 (Call 10/15/46)	348	436,764
4.25%, 06/15/48 (Call 12/15/47)	145	181,597
4.38%, 03/15/42 (Call 09/15/41)	215	263,506
4.45%, 12/15/48 (Call 06/15/48)	538	694,644
4.63%, 07/15/35	537	665,123
4.63%, 11/15/41 (Call 05/15/41)	229	288,375
4.75%, 07/15/45	760	1,011,735
5.80%, 03/15/36	360	496,127
6.50%, 06/15/37	247	366,644
6.63%, 11/15/37	369	554,581
6.88%, 02/15/38	510	787,379

		30,866,971

Household Products & Wares — 0.2%
Kimberly-Clark Corp.
1.05%, 09/15/27 (Call 07/15/27)	465	450,548
2.00%, 11/02/31 (Call 08/02/31)	500	498,480
2.88%, 02/07/50 (Call 08/07/49)(a)	301	313,576
3.10%, 03/26/30 (Call 12/26/29)	330	358,647
3.20%, 04/25/29 (Call 01/25/29)	65	70,971
3.20%, 07/30/46 (Call 01/30/46)	234	258,546
3.95%, 11/01/28 (Call 08/01/28)	75	85,603
6.63%, 08/01/37	396	606,403

		2,642,774

Insurance — 3.0%
Aflac Inc.
3.60%, 04/01/30 (Call 01/01/30)	1,038	1,153,384
3.63%, 11/15/24	418	449,755
4.75%, 01/15/49 (Call 07/15/48)	48	63,893
Allstate Corp. (The)
0.75%, 12/15/25 (Call 11/15/25)	226	221,582
1.45%, 12/15/30 (Call 09/15/30)	280	266,095
3.15%, 06/15/23	252	262,715
3.28%, 12/15/26 (Call 09/15/26)	340	367,798

Security	Par (000)	Value

Insurance (continued)
3.85%, 08/10/49 (Call 02/10/49)	$391	$469,122
4.20%, 12/15/46 (Call 06/15/46)	256	319,263
4.50%, 06/15/43	220	275,917
5.55%, 05/09/35	375	499,597
Berkshire Hathaway Finance Corp.
1.45%, 10/15/30 (Call 07/15/30)	372	355,617
1.85%, 03/12/30 (Call 12/12/29)(a)	300	296,748
2.50%, 01/15/51 (Call 07/15/50)	375	351,994
2.85%, 10/15/50 (Call 04/15/50)	817	819,345
4.20%, 08/15/48 (Call 02/15/48)	921	1,138,881
4.25%, 01/15/49 (Call 07/15/48)	857	1,069,630
4.30%, 05/15/43	293	357,522
4.40%, 05/15/42	280	346,738
5.75%, 01/15/40	357	509,107
Berkshire Hathaway Inc.
2.75%, 03/15/23 (Call 01/15/23)	458	470,554
3.00%, 02/11/23	180	185,749
3.13%, 03/15/26 (Call 12/15/25)	113	121,621
4.50%, 02/11/43	437	548,295
Chubb Corp. (The), 6.00%, 05/11/37	153	219,228
Chubb INA Holdings Inc.
2.88%, 11/03/22 (Call 09/03/22)	420	428,555
3.15%, 03/15/25	532	567,383
3.35%, 05/15/24	205	217,905
3.35%, 05/03/26 (Call 02/03/26)	155	167,588
4.35%, 11/03/45 (Call 05/03/45)	185	237,329
Loews Corp.
2.63%, 05/15/23 (Call 02/15/23)	110	112,915
3.20%, 05/15/30 (Call 02/15/30)	168	179,659
3.75%, 04/01/26 (Call 01/01/26)	575	628,297
4.13%, 05/15/43 (Call 11/15/42)	116	135,785
Manulife Financial Corp.
2.48%, 05/19/27 (Call 03/19/27)	344	355,961
4.15%, 03/04/26	229	253,645
5.38%, 03/04/46	177	251,972
Marsh & McLennan Companies Inc.
2.25%, 11/15/30 (Call 08/15/30)	630	629,660
3.50%, 06/03/24 (Call 03/03/24)	336	356,640
3.50%, 03/10/25 (Call 12/10/24)	340	363,586
3.75%, 03/14/26 (Call 12/14/25)	254	276,916
3.88%, 03/15/24 (Call 02/15/24)	458	488,782
4.20%, 03/01/48 (Call 09/01/47)	255	317,024
4.35%, 01/30/47 (Call 07/30/46)	293	368,855
4.38%, 03/15/29 (Call 12/15/28)	724	836,560
4.75%, 03/15/39 (Call 09/15/38)	149	188,804
4.90%, 03/15/49 (Call 09/15/48)	418	570,838
MetLife Inc.
3.00%, 03/01/25	400	423,008
3.60%, 04/10/24(a)	203	216,428
3.60%, 11/13/25 (Call 08/13/25)(a)	202	219,766
4.05%, 03/01/45	394	474,872
4.13%, 08/13/42	391	464,011
4.55%, 03/23/30 (Call 12/23/29)	225	265,685
4.60%, 05/13/46 (Call 11/13/45)(a)	315	409,755
4.88%, 11/13/43	480	628,094
5.70%, 06/15/35	501	676,345
5.88%, 02/06/41	320	456,742
6.38%, 06/15/34	324	455,884
6.50%, 12/15/32	421	584,967
Series D, 4.37%, 09/15/23	20	21,338

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
PartnerRe Finance B LLC, 3.70%, 07/02/29 (Call 04/02/29)	$300	$329,277
Principal Financial Group Inc.
2.13%, 06/15/30 (Call 03/15/30)	441	433,719
3.70%, 05/15/29 (Call 02/15/29)(a)	470	520,887
6.05%, 10/15/36	100	138,571
Progressive Corp. (The)
2.45%, 01/15/27	121	127,337
3.20%, 03/26/30 (Call 12/26/29)	264	286,649
3.95%, 03/26/50 (Call 09/26/49)	333	406,523
4.00%, 03/01/29 (Call 12/01/28)(a)	360	409,651
4.13%, 04/15/47 (Call 10/15/46)(a)	333	410,396
4.20%, 03/15/48 (Call 09/15/47)	352	441,158
Prudential Financial Inc.
1.50%, 03/10/26 (Call 02/10/26)	125	125,921
2.10%, 03/10/30 (Call 12/10/29)(a)	65	65,438
3.00%, 03/10/40 (Call 09/10/39)(a)	356	365,673
3.70%, 03/13/51 (Call 09/13/50)	597	692,048
3.91%, 12/07/47 (Call 06/07/47)	398	468,303
3.94%, 12/07/49 (Call 06/07/49)	518	617,451
4.35%, 02/25/50 (Call 08/25/49)(a)	438	558,384
4.60%, 05/15/44	393	496,064
5.70%, 12/14/36	365	491,480
Prudential PLC, 3.13%, 04/14/30(a)	25	26,757
Travelers Companies Inc. (The)
2.55%, 04/27/50 (Call 10/27/49)	255	249,056
3.05%, 06/08/51 (Call 12/08/50)	110	117,055
3.75%, 05/15/46 (Call 11/15/45)(a)	248	290,644
4.00%, 05/30/47 (Call 11/30/46)	312	380,172
4.05%, 03/07/48 (Call 09/07/47)	239	294,881
4.10%, 03/04/49 (Call 09/04/48)	240	300,799
5.35%, 11/01/40	390	537,260
6.25%, 06/15/37	449	651,274
Travelers Property Casualty Corp., 6.38%, 03/15/33	328	458,380

		35,062,912

Internet — 3.1%
Alibaba Group Holding Ltd.
2.13%, 02/09/31 (Call 11/09/30)(a)	700	670,866
2.70%, 02/09/41 (Call 08/09/40)(a)	550	506,413
3.15%, 02/09/51 (Call 08/09/50)	520	493,823
3.25%, 02/09/61 (Call 08/09/60)	530	499,954
3.40%, 12/06/27 (Call 09/06/27)	1,165	1,236,822
3.60%, 11/28/24 (Call 08/28/24)	1,225	1,302,885
4.00%, 12/06/37 (Call 06/06/37)	400	434,580
4.20%, 12/06/47 (Call 06/06/47)	510	570,032
4.40%, 12/06/57 (Call 06/06/57)	500	577,425
4.50%, 11/28/34 (Call 05/28/34)	260	295,487
Alphabet Inc.
0.45%, 08/15/25 (Call 07/15/25)	155	151,658
0.80%, 08/15/27 (Call 06/15/27)(a)	600	576,714
1.10%, 08/15/30 (Call 05/15/30)	1,025	962,516
1.90%, 08/15/40 (Call 02/15/40)	527	477,283
2.00%, 08/15/26 (Call 05/15/26)	1,435	1,481,365
2.05%, 08/15/50 (Call 02/15/50)(a)	375	336,293
2.25%, 08/15/60 (Call 02/15/60)	1,240	1,113,731
3.38%, 02/25/24	834	884,115
Amazon.com Inc.
0.25%, 05/12/23	45	44,866
0.40%, 06/03/23	187	186,899
0.45%, 05/12/24	7	6,948
0.80%, 06/03/25 (Call 05/03/25)	125	123,793

Security	Par (000)	Value

Internet (continued)
1.00%, 05/12/26 (Call 04/12/26)(a)	$210	$208,083
1.20%, 06/03/27 (Call 04/03/27)	2,402	2,360,950
1.50%, 06/03/30 (Call 03/03/30)	201	194,433
1.65%, 05/12/28 (Call 03/12/28)	372	370,493
2.10%, 05/12/31 (Call 02/12/31)	212	213,200
2.40%, 02/22/23 (Call 01/22/23)(a)	716	732,941
2.50%, 11/29/22 (Call 08/29/22)	576	585,878
2.50%, 06/03/50 (Call 12/03/49)	366	350,196
2.70%, 06/03/60 (Call 12/03/59)	105	101,308
2.80%, 08/22/24 (Call 06/22/24)	924	970,644
2.88%, 05/12/41 (Call 11/12/40)	1,477	1,525,771
3.10%, 05/12/51 (Call 11/12/50)	1,820	1,948,401
3.15%, 08/22/27 (Call 05/22/27)	1,547	1,676,159
3.25%, 05/12/61 (Call 11/12/60)	1,510	1,644,088
3.80%, 12/05/24 (Call 09/05/24)	591	639,598
3.88%, 08/22/37 (Call 02/22/37)	1,344	1,581,955
4.05%, 08/22/47 (Call 02/22/47)	757	931,216
4.25%, 08/22/57 (Call 02/22/57)	1,327	1,728,139
4.80%, 12/05/34 (Call 06/05/34)	619	785,338
4.95%, 12/05/44 (Call 06/05/44)	694	933,916
5.20%, 12/03/25 (Call 09/03/25)	541	620,343
Baidu Inc.
3.50%, 11/28/22	654	671,324
3.63%, 07/06/27	455	490,704
3.88%, 09/29/23 (Call 08/29/23)	230	241,449
Booking Holdings Inc.
2.75%, 03/15/23 (Call 02/15/23)	212	217,904
3.55%, 03/15/28 (Call 12/15/27)(a)	450	498,686
3.60%, 06/01/26 (Call 03/01/26)	507	551,570
3.65%, 03/15/25 (Call 12/15/24)	342	368,129
4.63%, 04/13/30 (Call 01/13/30)	768	905,441
Tencent Music Entertainment Group, 2.00%, 09/03/30 (Call 06/03/30)	50	46,852

		37,029,577

Machinery — 1.8%
Caterpillar Financial Services Corp.
0.25%, 03/01/23	52	51,875
0.45%, 09/14/23(a)	400	399,276
0.45%, 05/17/24	2	1,983
0.65%, 07/07/23	470	470,912
0.80%, 11/13/25(a)	5	4,922
0.90%, 03/02/26	510	501,401
1.10%, 09/14/27(a)	644	627,365
1.15%, 09/14/26	300	296,181
1.45%, 05/15/25	117	118,182
1.95%, 11/18/22	344	349,373
2.15%, 11/08/24	337	349,223
2.55%, 11/29/22	382	390,496
2.85%, 05/17/24	299	313,977
3.25%, 12/01/24(a)	30	32,130
3.45%, 05/15/23	497	519,112
3.65%, 12/07/23	295	313,449
3.75%, 11/24/23	418	444,940
Caterpillar Inc.
1.90%, 03/12/31 (Call 12/12/30)(a)	370	366,689
2.60%, 09/19/29 (Call 06/19/29)(a)	46	48,184
2.60%, 04/09/30 (Call 01/09/30)(a)	11	11,529
3.25%, 09/19/49 (Call 03/19/49)	395	438,904
3.25%, 04/09/50 (Call 10/09/49)	604	674,608
3.40%, 05/15/24 (Call 02/15/24)	810	857,855

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
3.80%, 08/15/42	$412	$485,818
4.30%, 05/15/44 (Call 11/15/43)	229	292,925
4.75%, 05/15/64 (Call 11/15/63)(a)	317	461,327
5.20%, 05/27/41	344	472,037
Deere & Co.
2.75%, 04/15/25 (Call 03/15/25)	292	307,283
2.88%, 09/07/49 (Call 03/07/49)(a)	215	227,173
3.10%, 04/15/30 (Call 01/15/30)	508	549,940
3.75%, 04/15/50 (Call 10/15/49)(a)	349	427,092
3.90%, 06/09/42 (Call 12/09/41)	56	67,342
5.38%, 10/16/29	241	301,402
John Deere Capital Corp.
0.40%, 10/10/23	165	164,607
0.45%, 01/17/24	500	497,000
0.45%, 06/07/24	405	401,489
0.63%, 09/10/24	130	129,201
0.70%, 01/15/26	465	453,417
1.05%, 06/17/26	975	960,687
1.20%, 04/06/23	410	414,096
1.30%, 10/13/26	260	258,172
1.45%, 01/15/31	315	299,880
1.50%, 03/06/28	510	501,993
1.75%, 03/09/27	230	231,826
2.00%, 06/17/31	975	970,729
2.05%, 01/09/25	250	257,870
2.45%, 01/09/30	440	455,360
2.60%, 03/07/24	346	360,740
2.65%, 06/24/24	530	555,541
2.65%, 06/10/26	345	365,448
2.70%, 01/06/23(a)	260	266,711
2.80%, 01/27/23	315	324,069
2.80%, 03/06/23	530	546,446
2.80%, 09/08/27	298	317,665
2.80%, 07/18/29	225	239,452
3.35%, 06/12/24	190	202,669
3.45%, 03/13/25(a)	47	50,605
3.45%, 03/07/29	196	216,868
3.65%, 10/12/23	230	243,770
Rockwell Automation Inc.
1.75%, 08/15/31 (Call 05/15/31)(a)	50	48,640
4.20%, 03/01/49 (Call 09/01/48)	250	320,450

		21,230,306

Manufacturing — 0.6%
3M Co.
1.75%, 02/14/23 (Call 01/14/23)	165	167,572
2.00%, 02/14/25 (Call 01/14/25)	296	304,241
2.25%, 03/15/23 (Call 02/15/23)	338	345,625
2.25%, 09/19/26 (Call 06/19/26)	522	542,050
2.38%, 08/26/29 (Call 05/26/29)	418	429,942
2.65%, 04/15/25 (Call 03/15/25)	320	335,363
2.88%, 10/15/27 (Call 07/15/27)(a)	445	474,988
3.00%, 08/07/25	306	327,261
3.05%, 04/15/30 (Call 01/15/30)(a)	200	215,470
3.13%, 09/19/46 (Call 03/19/46)	267	281,704
3.25%, 02/14/24 (Call 01/14/24)	28	29,505
3.25%, 08/26/49 (Call 02/26/49)(a)	415	453,205
3.38%, 03/01/29 (Call 12/01/28)	323	354,257
3.63%, 09/14/28 (Call 06/14/28)	399	445,898
3.63%, 10/15/47 (Call 04/15/47)	210	242,237
3.70%, 04/15/50 (Call 10/15/49)(a)	330	389,958

Security	Par (000)	Value

Manufacturing (continued)
4.00%, 09/14/48 (Call 03/14/48)	$408	$499,331
5.70%, 03/15/37	236	327,809
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)	75	79,396
3.50%, 03/01/24 (Call 12/01/23)	221	233,447
3.90%, 09/01/42 (Call 03/01/42)	650	759,785
4.88%, 09/15/41 (Call 03/15/41)	270	353,352

		7,592,396

Media — 4.4%
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	430	470,166
Comcast Corp.
1.50%, 02/15/31 (Call 11/15/30)	245	229,565
1.95%, 01/15/31 (Call 10/15/30)(a)	640	624,013
2.35%, 01/15/27 (Call 10/15/26)	684	708,774
2.45%, 08/15/52 (Call 02/15/52)(a)	1,520	1,378,974
2.65%, 02/01/30 (Call 11/01/29)	755	781,629
2.65%, 08/15/62 (Call 02/15/62)	25	22,469
2.80%, 01/15/51 (Call 07/15/50)	716	689,680
2.89%, 11/01/51 (Call 05/01/51)(d)	2,155	2,103,517
2.94%, 11/01/56 (Call 05/01/56)(d)	2,433	2,346,215
2.99%, 11/01/63 (Call 05/01/63)(d)	1,567	1,503,458
3.10%, 04/01/25 (Call 03/01/25)	430	455,675
3.15%, 03/01/26 (Call 12/01/25)(a)	959	1,026,849
3.15%, 02/15/28 (Call 11/15/27)	775	834,605
3.20%, 07/15/36 (Call 01/15/36)	558	592,869
3.25%, 11/01/39 (Call 05/01/39)	85	89,593
3.30%, 02/01/27 (Call 11/01/26)	727	784,644
3.30%, 04/01/27 (Call 02/01/27)	444	479,094
3.38%, 02/15/25 (Call 11/15/24)	250	266,708
3.38%, 08/15/25 (Call 05/15/25)	805	863,854
3.40%, 04/01/30 (Call 01/01/30)	689	751,065
3.40%, 07/15/46 (Call 01/15/46)	618	665,456
3.45%, 02/01/50 (Call 08/01/49)	583	628,672
3.55%, 05/01/28 (Call 02/01/28)(a)	225	247,903
3.60%, 03/01/24(a)	263	279,850
3.70%, 04/15/24 (Call 03/15/24)	594	633,531
3.75%, 04/01/40 (Call 10/01/39)	684	765,683
3.90%, 03/01/38 (Call 09/01/37)	566	641,555
3.95%, 10/15/25 (Call 08/15/25)	458	503,145
3.97%, 11/01/47 (Call 05/01/47)	757	873,078
4.00%, 08/15/47 (Call 02/15/47)	421	488,954
4.00%, 03/01/48 (Call 09/01/47)	429	497,919
4.00%, 11/01/49 (Call 05/01/49)	815	951,667
4.05%, 11/01/52 (Call 05/01/52)	235	277,220
4.15%, 10/15/28 (Call 07/15/28)	1,618	1,845,620
4.20%, 08/15/34 (Call 02/15/34)	503	588,359
4.25%, 10/15/30 (Call 07/15/30)	699	806,940
4.25%, 01/15/33	715	836,221
4.40%, 02/25/35 (Call 02/15/35)(a)	453	535,247
4.50%, 01/15/43	133	160,149
4.60%, 10/15/38 (Call 04/15/38)	557	681,451
4.60%, 08/15/45 (Call 02/15/45)	372	468,962
4.65%, 07/15/42	279	346,663
4.70%, 10/15/48 (Call 04/15/48)	823	1,068,583
4.95%, 10/15/58 (Call 04/15/58)	528	734,427
5.65%, 06/15/35	286	378,401
6.50%, 11/15/35	315	450,740
7.05%, 03/15/33	410	588,530

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
NBCUniversal Media LLC
4.45%, 01/15/43	$311	$376,571
5.95%, 04/01/41	235	337,404
TWDC Enterprises 18 Corp.
1.85%, 07/30/26(a)	394	400,127
2.35%, 12/01/22	640	652,256
2.95%, 06/15/27(a)	476	513,428
3.00%, 02/13/26	605	644,234
3.00%, 07/30/46	424	444,229
3.15%, 09/17/25	478	511,020
3.70%, 12/01/42	295	332,828
4.13%, 06/01/44	622	742,369
Series B, 7.00%, 03/01/32	390	551,659
Series E, 4.13%, 12/01/41	356	422,220
Walt Disney Co. (The)
1.75%, 08/30/24 (Call 07/30/24)	716	732,411
1.75%, 01/13/26(a)	516	523,425
2.00%, 09/01/29 (Call 06/01/29)(a)	728	729,318
2.20%, 01/13/28	435	443,965
2.65%, 01/13/31(a)	1,125	1,166,974
2.75%, 09/01/49 (Call 03/01/49)	1,082	1,061,247
3.35%, 03/24/25	191	204,464
3.50%, 05/13/40 (Call 11/13/39)	838	923,719
3.60%, 01/13/51 (Call 07/13/50)	1,321	1,508,040
3.70%, 09/15/24 (Call 06/15/24)	144	154,339
3.70%, 10/15/25 (Call 07/15/25)	329	357,333
3.70%, 03/23/27	360	397,170
3.80%, 03/22/30	569	640,313
3.80%, 05/13/60 (Call 11/13/59)	312	368,678
4.63%, 03/23/40 (Call 09/23/39)	297	370,900
4.70%, 03/23/50 (Call 09/23/49)	711	953,032
4.75%, 09/15/44 (Call 03/15/44)	305	391,690
5.40%, 10/01/43	51	70,309
6.15%, 02/15/41	45	66,114
6.20%, 12/15/34	277	389,542
6.40%, 12/15/35	545	787,667
6.65%, 11/15/37	378	565,877

		52,683,214

Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	577	588,038
3.25%, 06/15/25 (Call 03/15/25)	434	465,170
3.90%, 01/15/43 (Call 07/15/42)	240	275,753

		1,328,961

Mining — 0.5%
BHP Billiton Finance USA Ltd.
3.85%, 09/30/23	312	331,175
4.13%, 02/24/42	340	404,678
5.00%, 09/30/43	1,111	1,478,397
Rio Tinto Alcan Inc., 6.13%, 12/15/33	270	374,493
Rio Tinto Finance USA Ltd.
2.75%, 11/02/51	380	378,096
3.75%, 06/15/25 (Call 03/15/25)	601	653,870
5.20%, 11/02/40	397	535,033
7.13%, 07/15/28	366	484,994
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)	371	447,129
4.75%, 03/22/42 (Call 09/22/41)	250	321,745

		5,409,610

Security	Par (000)	Value

Oil & Gas — 6.2%
BP Capital Markets America Inc.
1.75%, 08/10/30 (Call 05/10/30)	$250	$241,900
2.75%, 05/10/23	601	620,304
2.77%, 11/10/50 (Call 05/10/50)	625	592,700
2.94%, 04/06/23	409	422,203
2.94%, 06/04/51 (Call 12/04/50)	1,062	1,035,089
3.00%, 02/24/50 (Call 08/24/49)	964	955,112
3.00%, 03/17/52 (Call 09/17/51)	500	494,120
3.02%, 01/16/27 (Call 10/16/26)	554	587,927
3.06%, 06/17/41 (Call 12/17/40)	110	111,209
3.12%, 05/04/26 (Call 02/04/26)	515	550,808
3.19%, 04/06/25 (Call 03/06/25)	331	351,492
3.22%, 11/28/23 (Call 09/28/23)	471	493,179
3.22%, 04/14/24 (Call 02/14/24)	401	421,824
3.38%, 02/08/61 (Call 08/08/60)	825	849,568
3.41%, 02/11/26 (Call 12/11/25)	200	215,792
3.54%, 04/06/27 (Call 02/06/27)	150	163,304
3.59%, 04/14/27 (Call 01/14/27)	341	371,963
3.63%, 04/06/30 (Call 01/06/30)(a)	827	915,985
3.79%, 02/06/24 (Call 01/06/24)	481	511,505
3.80%, 09/21/25 (Call 07/21/25)	580	632,954
3.94%, 09/21/28 (Call 06/21/28)	535	599,082
4.23%, 11/06/28 (Call 08/06/28)	963	1,098,860
BP Capital Markets PLC
2.50%, 11/06/22	405	412,926
3.28%, 09/19/27 (Call 06/19/27)	809	875,144
3.51%, 03/17/25	530	569,156
3.54%, 11/04/24	570	610,721
3.72%, 11/28/28 (Call 08/28/28)	314	348,289
3.81%, 02/10/24	522	556,081
3.99%, 09/26/23	427	453,692
Burlington Resources LLC
5.95%, 10/15/36	293	401,158
7.20%, 08/15/31	295	416,953
7.40%, 12/01/31	155	224,031
Chevron Corp.
1.14%, 05/11/23	189	190,775
1.55%, 05/11/25 (Call 04/11/25)	1,310	1,329,060
2.00%, 05/11/27 (Call 03/11/27)	470	479,607
2.24%, 05/11/30 (Call 02/11/30)	1,064	1,087,238
2.36%, 12/05/22 (Call 09/05/22)	727	739,403
2.57%, 05/16/23 (Call 03/16/23)	305	313,330
2.90%, 03/03/24 (Call 01/03/24)	672	703,302
2.95%, 05/16/26 (Call 02/16/26)	1,226	1,307,725
3.08%, 05/11/50 (Call 11/11/49)	442	473,603
3.19%, 06/24/23 (Call 03/24/23)	1,067	1,106,223
3.33%, 11/17/25 (Call 08/17/25)	556	599,162
Chevron USA Inc.
0.69%, 08/12/25 (Call 07/12/25)(a)	218	214,159
1.02%, 08/12/27 (Call 06/12/27)(a)	338	326,691
2.34%, 08/12/50 (Call 02/12/50)	332	312,342
3.85%, 01/15/28 (Call 10/15/27)	385	431,735
3.90%, 11/15/24 (Call 08/15/24)(a)	50	54,082
Conoco Funding Co., 7.25%, 10/15/31	165	234,757
ConocoPhillips
3.75%, 10/01/27 (Call 07/01/27)(a)(d)	37	40,724
4.30%, 08/15/28 (Call 05/15/28)(d)	626	716,626
4.85%, 08/15/48 (Call 02/15/48)(d)	325	433,147
4.88%, 10/01/47 (Call 04/01/47)(d)	325	431,408
5.90%, 10/15/32	331	434,947

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
5.90%, 05/15/38	$373	$516,702
6.50%, 02/01/39	1,105	1,634,251
ConocoPhillips Co.
4.30%, 11/15/44 (Call 05/15/44)	445	540,248
4.95%, 03/15/26 (Call 12/15/25)	58	65,935
5.95%, 03/15/46 (Call 09/15/45)	148	224,229
6.95%, 04/15/29	529	701,861
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)	75	76,700
3.15%, 04/01/25 (Call 01/01/25)	330	349,754
3.90%, 04/01/35 (Call 10/01/34)	84	95,253
4.15%, 01/15/26 (Call 10/15/25)	323	356,860
4.38%, 04/15/30 (Call 01/15/30)	267	311,202
4.95%, 04/15/50 (Call 10/15/49)	290	394,876
Exxon Mobil Corp.
1.57%, 04/15/23	794	806,283
2.02%, 08/16/24 (Call 07/16/24)	372	383,818
2.28%, 08/16/26 (Call 06/16/26)(a)	408	424,242
2.44%, 08/16/29 (Call 05/16/29)	844	871,717
2.61%, 10/15/30 (Call 07/15/30)(a)	952	990,946
2.71%, 03/06/25 (Call 12/06/24)	843	883,860
2.73%, 03/01/23 (Call 01/01/23)	638	654,441
2.99%, 03/19/25 (Call 02/19/25)	1,232	1,302,532
3.00%, 08/16/39 (Call 02/16/39)	417	430,119
3.04%, 03/01/26 (Call 12/01/25)	1,062	1,133,823
3.10%, 08/16/49 (Call 02/16/49)	735	763,591
3.18%, 03/15/24 (Call 12/15/23)	500	525,430
3.29%, 03/19/27 (Call 01/19/27)	289	313,834
3.45%, 04/15/51 (Call 10/15/50)(a)	1,048	1,161,939
3.48%, 03/19/30 (Call 12/19/29)	996	1,101,456
3.57%, 03/06/45 (Call 09/06/44)	415	463,493
4.11%, 03/01/46 (Call 09/01/45)	869	1,044,912
4.23%, 03/19/40 (Call 09/19/39)	988	1,179,899
4.33%, 03/19/50 (Call 09/19/49)(a)	1,149	1,446,809
Shell International Finance BV
0.38%, 09/15/23	43	42,880
2.00%, 11/07/24 (Call 10/07/24)	525	540,634
2.25%, 01/06/23(a)	368	375,643
2.38%, 04/06/25 (Call 03/06/25)	59	61,245
2.38%, 11/07/29 (Call 08/07/29)	772	793,662
2.50%, 09/12/26(a)	454	477,136
2.75%, 04/06/30 (Call 01/06/30)(a)	802	845,645
2.88%, 05/10/26	993	1,058,260
3.13%, 11/07/49 (Call 05/07/49)	627	667,742
3.25%, 05/11/25	536	573,424
3.25%, 04/06/50 (Call 10/06/49)(a)	763	836,431
3.40%, 08/12/23	310	325,398
3.50%, 11/13/23 (Call 10/13/23)	528	557,695
3.63%, 08/21/42	273	304,521
3.75%, 09/12/46	568	660,192
3.88%, 11/13/28 (Call 08/13/28)	879	990,870
4.00%, 05/10/46	991	1,188,903
4.13%, 05/11/35	763	901,538
4.38%, 05/11/45	1,302	1,629,648
4.55%, 08/12/43	543	687,748
5.50%, 03/25/40	405	560,281
6.38%, 12/15/38	1,127	1,669,053
TotalEnergies Capital Canada Ltd., 2.75%, 07/15/23	577	598,297
TotalEnergies Capital International SA
2.43%, 01/10/25 (Call 10/10/24)	560	580,714

Security	Par (000)	Value

Oil & Gas (continued)
2.70%, 01/25/23	$610	$626,159
2.83%, 01/10/30 (Call 10/10/29)(a)	801	850,582
2.99%, 06/29/41 (Call 12/29/40)	457	469,887
3.13%, 05/29/50 (Call 11/29/49)(a)	1,191	1,249,430
3.39%, 06/29/60 (Call 12/29/59)	58	63,015
3.46%, 02/19/29 (Call 11/19/28)	700	771,337
3.46%, 07/12/49 (Call 01/12/49)	536	592,998
3.70%, 01/15/24	651	692,033
3.75%, 04/10/24	549	587,858
TotalEnergies Capital SA, 3.88%, 10/11/28	470	531,847

		73,578,798

Oil & Gas Services — 0.3%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc.
3.14%, 11/07/29 (Call 08/07/29)	288	306,161
3.34%, 12/15/27 (Call 09/15/27)	227	244,863
4.08%, 12/15/47 (Call 06/15/47)	543	621,208
4.49%, 05/01/30 (Call 02/01/30)	113	130,716
Baker Hughes Holdings LLC, 5.13%, 09/15/40	184	234,392
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc., 2.77%, 12/15/22 (Call 11/15/22)	279	285,253
Schlumberger Finance Canada Ltd., 1.40%, 09/17/25 (Call 08/17/25)	95	95,224
Schlumberger Investment SA
2.65%, 06/26/30 (Call 03/26/30)(a)	70	71,810
3.65%, 12/01/23 (Call 09/01/23)	1,208	1,272,713

		3,262,340

Pharmaceuticals — 6.2%
Astrazeneca Finance LLC
0.70%, 05/28/24 (Call 05/28/22)	770	769,777
1.20%, 05/28/26 (Call 04/28/26)(a)	750	743,610
1.75%, 05/28/28 (Call 03/28/28)	750	747,248
2.25%, 05/28/31 (Call 02/28/31)	40	40,509
AstraZeneca PLC
0.70%, 04/08/26 (Call 03/08/26)	50	48,498
3.38%, 11/16/25	20	21,628
4.00%, 01/17/29 (Call 10/17/28)	140	159,272
4.00%, 09/18/42	1,040	1,251,650
4.38%, 11/16/45	1,000	1,289,290
4.38%, 08/17/48 (Call 02/17/48)	1,000	1,302,750
Bristol-Myers Squibb Co.
0.54%, 11/13/23 (Call 12/06/21)	18	17,981
0.75%, 11/13/25 (Call 10/13/25)	436	427,546
1.13%, 11/13/27 (Call 09/13/27)(a)	300	291,789
1.45%, 11/13/30 (Call 08/13/30)(a)	875	835,161
2.35%, 11/13/40 (Call 05/13/40)	426	404,964
2.55%, 11/13/50 (Call 05/13/50)	783	747,976
2.75%, 02/15/23 (Call 01/15/23)	209	214,702
2.90%, 07/26/24 (Call 06/26/24)	1,085	1,141,821
3.20%, 06/15/26 (Call 04/15/26)	831	897,580
3.25%, 02/20/23 (Call 01/20/23)	272	281,237
3.25%, 11/01/23	294	309,391
3.25%, 02/27/27	537	583,998
3.25%, 08/01/42	430	468,046
3.40%, 07/26/29 (Call 04/26/29)	1,917	2,107,761
3.45%, 11/15/27 (Call 08/15/27)	435	477,247
3.88%, 08/15/25 (Call 05/15/25)	172	187,692
3.90%, 02/20/28 (Call 11/20/27)	675	758,801
4.13%, 06/15/39 (Call 12/15/38)	1,125	1,344,735
4.25%, 10/26/49 (Call 04/26/49)	1,842	2,317,015

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
4.35%, 11/15/47 (Call 05/15/47)	$840	$1,062,625
4.50%, 03/01/44 (Call 09/01/43)	169	212,671
4.55%, 02/20/48 (Call 08/20/47)	261	340,287
5.00%, 08/15/45 (Call 02/15/45)	357	486,077
Eli Lilly & Co.
2.25%, 05/15/50 (Call 11/15/49)(a)	524	485,077
2.50%, 09/15/60 (Call 03/15/60)	145	136,905
2.75%, 06/01/25 (Call 03/01/25)	519	545,812
3.38%, 03/15/29 (Call 12/15/28)	726	800,400
3.95%, 03/15/49 (Call 09/15/48)	1,000	1,239,520
4.15%, 03/15/59 (Call 09/15/58)	40	52,521
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23(a)	515	531,161
3.38%, 05/15/23	643	670,900
3.63%, 05/15/25	327	354,282
3.88%, 05/15/28	965	1,088,308
4.20%, 03/18/43	244	299,334
5.38%, 04/15/34(a)	466	615,097
6.38%, 05/15/38	1,174	1,740,349
GlaxoSmithKline Capital PLC
0.53%, 10/01/23 (Call 10/01/22)	370	369,497
3.00%, 06/01/24 (Call 05/01/24)	567	596,722
3.38%, 06/01/29 (Call 03/01/29)	360	394,297
Johnson & Johnson
0.55%, 09/01/25 (Call 08/01/25)	45	44,183
0.95%, 09/01/27 (Call 07/01/27)	240	232,363
2.05%, 03/01/23 (Call 01/01/23)(a)	107	109,012
2.10%, 09/01/40 (Call 03/01/40)	530	502,933
2.25%, 09/01/50 (Call 03/01/50)(a)	500	478,230
2.45%, 03/01/26 (Call 12/01/25)	15	15,746
2.45%, 09/01/60 (Call 03/01/60)	410	395,281
2.63%, 01/15/25 (Call 11/15/24)	225	236,133
2.90%, 01/15/28 (Call 10/15/27)	857	921,309
2.95%, 03/03/27 (Call 12/03/26)(a)	708	761,468
3.38%, 12/05/23	20	21,182
3.40%, 01/15/38 (Call 07/15/37)	557	630,318
3.50%, 01/15/48 (Call 07/15/47)	334	392,513
3.55%, 03/01/36 (Call 09/01/35)	570	653,830
3.63%, 03/03/37 (Call 09/03/36)	688	798,796
3.70%, 03/01/46 (Call 09/01/45)	778	932,503
3.75%, 03/03/47 (Call 09/03/46)(a)	433	524,826
4.38%, 12/05/33 (Call 06/05/33)	312	382,768
4.50%, 09/01/40(a)	287	370,574
4.50%, 12/05/43 (Call 06/05/43)	205	265,102
4.95%, 05/15/33	363	467,675
5.85%, 07/15/38	371	540,647
5.95%, 08/15/37	576	836,352
Mead Johnson Nutrition Co.
4.13%, 11/15/25 (Call 08/15/25)	559	616,107
4.60%, 06/01/44 (Call 12/01/43)	120	156,091
Merck & Co. Inc.
0.75%, 02/24/26 (Call 01/24/26)(a)	90	88,159
1.45%, 06/24/30 (Call 03/24/30)	75	72,038
2.35%, 06/24/40 (Call 12/24/39)	466	446,176
2.45%, 06/24/50 (Call 12/24/49)(a)	670	638,912
2.75%, 02/10/25 (Call 11/10/24)(a)	1,013	1,062,617
2.80%, 05/18/23	67	69,345
2.90%, 03/07/24 (Call 02/07/24)	328	343,505
3.40%, 03/07/29 (Call 12/07/28)	728	799,329
3.60%, 09/15/42 (Call 03/15/42)	299	339,431

Security	Par (000)	Value

Pharmaceuticals (continued)
3.70%, 02/10/45 (Call 08/10/44)	$830	$963,066
3.90%, 03/07/39 (Call 09/07/38)	490	573,648
4.00%, 03/07/49 (Call 09/07/48)	711	876,969
4.15%, 05/18/43	613	748,216
6.50%, 12/01/33(a)	338	491,790
Novartis Capital Corp.
1.75%, 02/14/25 (Call 01/14/25)	62	63,238
2.00%, 02/14/27 (Call 12/14/26)	663	677,971
2.20%, 08/14/30 (Call 05/14/30)	880	898,278
2.75%, 08/14/50 (Call 02/14/50)	626	640,536
3.00%, 11/20/25 (Call 08/20/25)	30	32,025
3.10%, 05/17/27 (Call 02/17/27)	410	441,238
3.40%, 05/06/24(a)	910	967,257
3.70%, 09/21/42	268	310,502
4.00%, 11/20/45 (Call 05/20/45)	645	791,022
4.40%, 05/06/44	760	972,967
Pfizer Inc.
0.80%, 05/28/25 (Call 04/28/25)	441	436,162
1.70%, 05/28/30 (Call 02/28/30)(a)	655	641,376
1.75%, 08/18/31 (Call 05/18/31)(a)	200	194,532
2.55%, 05/28/40 (Call 11/28/39)	434	431,483
2.63%, 04/01/30 (Call 01/01/30)	640	671,539
2.70%, 05/28/50 (Call 11/28/49)(a)	958	967,781
2.75%, 06/03/26	521	554,651
2.95%, 03/15/24 (Call 02/15/24)	508	533,034
3.00%, 06/15/23(a)	103	107,051
3.00%, 12/15/26	452	488,052
3.20%, 09/15/23 (Call 08/15/23)	115	120,357
3.40%, 05/15/24	608	647,082
3.45%, 03/15/29 (Call 12/15/28)	596	658,985
3.60%, 09/15/28 (Call 06/15/28)	385	430,422
3.90%, 03/15/39 (Call 09/15/38)	353	415,040
4.00%, 12/15/36	555	657,736
4.00%, 03/15/49 (Call 09/15/48)(a)	99	122,223
4.10%, 09/15/38 (Call 03/15/38)	357	427,536
4.13%, 12/15/46	619	770,463
4.20%, 09/15/48 (Call 03/15/48)	490	620,825
4.30%, 06/15/43	414	512,342
4.40%, 05/15/44	464	584,454
7.20%, 03/15/39	1,082	1,750,438
Pharmacia LLC, 6.60%, 12/01/28	189	249,563
Sanofi
3.38%, 06/19/23 (Call 05/19/23)	795	829,988
3.63%, 06/19/28 (Call 03/19/28)	548	619,010
Wyeth LLC
5.95%, 04/01/37	826	1,169,385
6.00%, 02/15/36(a)	276	387,402
6.45%, 02/01/24	142	159,580
6.50%, 02/01/34	352	503,026

		73,467,212

Pipelines — 0.0%
Columbia Pipeline Group Inc.
4.50%, 06/01/25 (Call 03/01/25)	366	403,043
5.80%, 06/01/45 (Call 12/01/44)	70	96,197

		499,240

Real Estate — 0.0%
Brookfield Asset Management Inc., 4.00%, 01/15/25 (Call 10/15/24)	45	48,552

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts — 1.5%
AvalonBay Communities Inc.
2.05%, 01/15/32 (Call 10/15/31)(a)	$125	$122,594
2.30%, 03/01/30 (Call 12/01/29)	305	309,182
2.45%, 01/15/31 (Call 10/17/30)	476	487,248
3.45%, 06/01/25 (Call 03/03/25)	475	508,886
Camden Property Trust
2.80%, 05/15/30 (Call 02/15/30)	397	415,842
3.15%, 07/01/29 (Call 04/01/29)(a)	255	273,796
ERP Operating LP
1.85%, 08/01/31 (Call 05/01/31)(a)	605	584,315
2.50%, 02/15/30 (Call 11/15/29)	250	256,237
2.85%, 11/01/26 (Call 08/01/26)	60	63,283
3.00%, 04/15/23 (Call 01/15/23)	443	455,851
3.00%, 07/01/29 (Call 04/01/29)	431	457,675
3.50%, 03/01/28 (Call 12/01/27)	346	377,849
4.50%, 07/01/44 (Call 01/01/44)	87	109,259
Prologis LP
1.25%, 10/15/30 (Call 07/15/30)(a)	555	517,060
2.13%, 04/15/27 (Call 02/15/27)	235	240,323
2.13%, 10/15/50 (Call 04/15/50)	282	245,805
2.25%, 04/15/30 (Call 01/15/30)	453	457,322
3.00%, 04/15/50 (Call 10/15/49)	420	438,102
Public Storage
0.88%, 02/15/26 (Call 01/15/26)	335	328,263
1.85%, 05/01/28 (Call 03/01/28)	178	177,925
2.30%, 05/01/31 (Call 02/01/31)	59	59,579
3.09%, 09/15/27 (Call 06/15/27)	382	411,899
3.39%, 05/01/29 (Call 02/01/29)	349	381,576
Realty Income Corp.
3.00%, 01/15/27 (Call 10/15/26)	428	454,557
3.25%, 01/15/31 (Call 10/15/30)	328	353,410
3.65%, 01/15/28 (Call 10/15/27)	405	446,035
3.88%, 04/15/25 (Call 02/15/25)	75	81,446
4.13%, 10/15/26 (Call 07/15/26)	85	94,842
4.65%, 08/01/23 (Call 05/01/23)	287	304,430
4.65%, 03/15/47 (Call 09/15/46)	311	408,312
Simon Property Group LP
1.38%, 01/15/27 (Call 10/15/26)(a)	552	542,152
1.75%, 02/01/28 (Call 11/01/27)	95	93,311
2.00%, 09/13/24 (Call 06/13/24)	434	445,293
2.20%, 02/01/31 (Call 11/01/30)	72	70,548
2.25%, 01/15/32 (Call 10/15/31)	800	777,016
2.45%, 09/13/29 (Call 06/13/29)(a)	480	487,450
2.65%, 07/15/30 (Call 04/15/30)(a)	252	257,544
2.75%, 06/01/23 (Call 03/01/23)	687	706,841
3.25%, 11/30/26 (Call 08/30/26)	29	31,107
3.25%, 09/13/49 (Call 03/13/49)(a)	630	652,693
3.30%, 01/15/26 (Call 10/15/25)	490	526,005
3.38%, 10/01/24 (Call 07/01/24)	687	729,937
3.38%, 06/15/27 (Call 03/15/27)	415	448,192
3.38%, 12/01/27 (Call 09/01/27)(a)	225	242,228
3.50%, 09/01/25 (Call 06/01/25)(a)	635	683,946
3.75%, 02/01/24 (Call 11/01/23)	360	380,635
3.80%, 07/15/50 (Call 01/15/50)	163	184,578
4.25%, 11/30/46 (Call 05/30/46)	90	106,913
4.75%, 03/15/42 (Call 09/15/41)(a)	86	105,679
6.75%, 02/01/40 (Call 11/01/39)	361	534,998

		17,829,969

Security	Par (000)	Value

Retail — 2.7%
Costco Wholesale Corp.
1.38%, 06/20/27 (Call 04/20/27)	$220	$218,203
1.60%, 04/20/30 (Call 01/20/30)	847	824,648
1.75%, 04/20/32 (Call 01/20/32)	450	438,849
2.75%, 05/18/24 (Call 03/18/24)	344	360,082
3.00%, 05/18/27 (Call 02/18/27)	413	447,324
Home Depot Inc. (The)
0.90%, 03/15/28 (Call 01/15/28)	130	123,705
1.38%, 03/15/31 (Call 12/15/30)	670	629,733
1.50%, 09/15/28 (Call 07/15/28)(a)	102	100,063
1.88%, 09/15/31 (Call 06/15/31)(a)	52	50,807
2.13%, 09/15/26 (Call 06/15/26)	608	629,225
2.38%, 03/15/51 (Call 09/15/50)	500	465,980
2.50%, 04/15/27 (Call 02/15/27)	528	554,315
2.70%, 04/01/23 (Call 01/01/23)	509	522,493
2.70%, 04/15/30 (Call 01/15/30)	532	560,925
2.75%, 09/15/51 (Call 03/15/51)(a)	102	102,466
2.80%, 09/14/27 (Call 06/14/27)	635	676,110
2.95%, 06/15/29 (Call 03/15/29)	577	618,654
3.00%, 04/01/26 (Call 01/01/26)	452	482,908
3.13%, 12/15/49 (Call 06/15/49)	512	547,072
3.30%, 04/15/40 (Call 10/15/39)	832	905,183
3.35%, 09/15/25 (Call 06/15/25)	566	609,531
3.35%, 04/15/50 (Call 10/15/49)(a)	903	1,003,639
3.50%, 09/15/56 (Call 03/15/56)	388	442,328
3.75%, 02/15/24 (Call 11/15/23)	478	507,091
3.90%, 12/06/28 (Call 09/06/28)	643	731,020
3.90%, 06/15/47 (Call 12/15/46)	540	647,455
4.20%, 04/01/43 (Call 10/01/42)	471	571,747
4.25%, 04/01/46 (Call 10/01/45)(a)	1,012	1,269,230
4.40%, 03/15/45 (Call 09/15/44)	492	625,657
4.50%, 12/06/48 (Call 06/06/48)	657	862,661
4.88%, 02/15/44 (Call 08/15/43)	522	691,405
5.40%, 09/15/40 (Call 03/15/40)	190	260,214
5.88%, 12/16/36	1,279	1,803,160
5.95%, 04/01/41 (Call 10/01/40)	405	584,152
Target Corp.
2.25%, 04/15/25 (Call 03/15/25)	261	270,816
2.35%, 02/15/30 (Call 11/15/29)	230	236,900
2.50%, 04/15/26(a)	832	879,041
3.38%, 04/15/29 (Call 01/15/29)	972	1,071,834
3.50%, 07/01/24	628	672,155
3.63%, 04/15/46	391	465,884
3.90%, 11/15/47 (Call 05/15/47)	136	169,858
4.00%, 07/01/42	540	663,725
TJX Companies Inc. (The)
1.15%, 05/15/28 (Call 03/15/28)(a)	47	45,366
1.60%, 05/15/31 (Call 02/15/31)(a)	530	507,433
2.25%, 09/15/26 (Call 06/15/26)	780	811,941
2.50%, 05/15/23 (Call 02/15/23)	558	572,268
Walmart Inc.
2.35%, 12/15/22 (Call 11/15/22)	295	301,157
2.38%, 09/24/29 (Call 06/24/29)	30	31,363
2.55%, 04/11/23 (Call 01/11/23)	758	777,746
2.65%, 12/15/24 (Call 10/15/24)	20	21,057
2.95%, 09/24/49 (Call 03/24/49)	320	346,093
3.05%, 07/08/26 (Call 05/08/26)	5	5,395
3.25%, 07/08/29 (Call 04/08/29)	25	27,669
3.30%, 04/22/24 (Call 01/22/24)(a)	871	920,812
3.55%, 06/26/25 (Call 04/26/25)	20	21,835

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
3.70%, 06/26/28 (Call 03/26/28)	$1,025	$1,154,898
4.05%, 06/29/48 (Call 12/29/47)	1,291	1,657,437
5.63%, 04/01/40	70	101,247
5.63%, 04/15/41	25	36,525
6.20%, 04/15/38	60	90,106

		31,728,596

Semiconductors — 3.0%
Analog Devices Inc.
2.10%, 10/01/31 (Call 07/01/31)	20	19,965
2.80%, 10/01/41 (Call 04/01/41)	500	508,980
2.95%, 10/01/51 (Call 04/01/51)	520	540,374
3.50%, 12/05/26 (Call 09/05/26)	40	43,664
Applied Materials Inc.
1.75%, 06/01/30 (Call 03/01/30)	460	450,096
2.75%, 06/01/50 (Call 12/01/49)(a)	502	508,626
3.30%, 04/01/27 (Call 01/01/27)(a)	555	602,280
3.90%, 10/01/25 (Call 07/01/25)	322	352,487
4.35%, 04/01/47 (Call 10/01/46)	314	402,583
5.10%, 10/01/35 (Call 04/01/35)	327	425,411
5.85%, 06/15/41	410	598,563
Intel Corp.
1.60%, 08/12/28 (Call 06/12/28)	85	83,830
2.00%, 08/12/31 (Call 05/12/31)(a)	220	216,278
2.45%, 11/15/29 (Call 08/15/29)	1,048	1,081,578
2.60%, 05/19/26 (Call 02/19/26)(a)	653	688,915
2.70%, 12/15/22	500	512,485
2.80%, 08/12/41 (Call 02/12/41)	60	59,835
2.88%, 05/11/24 (Call 03/11/24)	614	644,098
3.05%, 08/12/51 (Call 02/12/51)	510	519,471
3.10%, 02/15/60 (Call 08/15/59)	84	84,454
3.15%, 05/11/27 (Call 02/11/27)	325	351,263
3.20%, 08/12/61 (Call 02/12/61)	30	30,665
3.25%, 11/15/49 (Call 05/15/49)	827	872,444
3.40%, 03/25/25 (Call 02/25/25)	585	626,921
3.70%, 07/29/25 (Call 04/29/25)	1,090	1,182,868
3.73%, 12/08/47 (Call 06/08/47)	959	1,082,845
3.75%, 03/25/27 (Call 01/25/27)	465	514,313
3.90%, 03/25/30 (Call 12/25/29)(a)	953	1,081,760
4.00%, 12/15/32(a)	409	474,996
4.10%, 05/19/46 (Call 11/19/45)	665	792,088
4.10%, 05/11/47 (Call 11/11/46)	515	616,120
4.25%, 12/15/42(a)	205	249,879
4.60%, 03/25/40 (Call 09/25/39)	431	536,664
4.75%, 03/25/50 (Call 09/25/49)	955	1,269,329
4.80%, 10/01/41	365	471,321
4.90%, 07/29/45 (Call 01/29/45)	267	356,106
4.95%, 03/25/60 (Call 09/25/59)	452	636,023
Lam Research Corp.
1.90%, 06/15/30 (Call 03/15/30)	685	678,054
2.88%, 06/15/50 (Call 12/15/49)	146	148,951
3.13%, 06/15/60 (Call 12/15/59)	362	378,616
3.75%, 03/15/26 (Call 01/15/26)	570	625,039
3.80%, 03/15/25 (Call 12/15/24)	150	161,839
4.00%, 03/15/29 (Call 12/15/28)	570	648,614
4.88%, 03/15/49 (Call 09/15/48)	262	358,597
NVIDIA Corp.
1.55%, 06/15/28 (Call 04/15/28)	95	93,441
2.00%, 06/15/31 (Call 03/15/31)	130	128,609
2.85%, 04/01/30 (Call 01/01/30)	776	824,190
3.20%, 09/16/26 (Call 06/16/26)(a)	404	438,477

Security	Par (000)	Value

Semiconductors (continued)
3.50%, 04/01/40 (Call 10/01/39)	$637	$712,300
3.50%, 04/01/50 (Call 10/01/49)	877	1,002,507
3.70%, 04/01/60 (Call 10/01/59)	130	154,275
QUALCOMM Inc.
1.30%, 05/20/28 (Call 02/20/28)	1,172	1,135,258
1.65%, 05/20/32 (Call 02/20/32)	745	704,584
2.15%, 05/20/30 (Call 02/20/30)	396	400,150
2.60%, 01/30/23 (Call 12/30/22)	50	51,229
2.90%, 05/20/24 (Call 03/20/24)(a)	31	32,545
3.25%, 05/20/27 (Call 02/20/27)	550	595,512
3.25%, 05/20/50 (Call 11/20/49)(a)	358	391,498
3.45%, 05/20/25 (Call 02/20/25)	72	77,299
4.30%, 05/20/47 (Call 11/20/46)	714	900,854
4.65%, 05/20/35 (Call 11/20/34)	41	50,631
4.80%, 05/20/45 (Call 11/20/44)	737	982,384
Texas Instruments Inc.
1.13%, 09/15/26 (Call 08/15/26)	35	34,741
1.38%, 03/12/25 (Call 02/12/25)	565	569,927
1.75%, 05/04/30 (Call 02/04/30)	364	358,500
1.90%, 09/15/31 (Call 06/15/31)	80	78,998
2.25%, 05/01/23 (Call 02/01/23)	400	408,572
2.25%, 09/04/29 (Call 06/04/29)	580	596,263
2.70%, 09/15/51 (Call 03/15/51)	100	101,612
2.90%, 11/03/27 (Call 08/03/27)	201	216,787
3.88%, 03/15/39 (Call 09/15/38)	72	85,241
4.15%, 05/15/48 (Call 11/15/47)	811	1,033,076
TSMC Arizona Corp.
1.75%, 10/25/26 (Call 09/25/26)	20	20,106
2.50%, 10/25/31 (Call 07/25/31)	15	15,190
3.25%, 10/25/51 (Call 04/25/51)	385	406,776
Xilinx Inc.
2.38%, 06/01/30 (Call 03/01/30)	588	594,268
2.95%, 06/01/24 (Call 04/01/24)	434	453,777

		36,138,865

Software — 2.4%
Adobe Inc.
1.70%, 02/01/23	484	491,676
1.90%, 02/01/25 (Call 01/01/25)	393	402,656
2.15%, 02/01/27 (Call 12/01/26)	629	650,512
2.30%, 02/01/30 (Call 11/01/29)	735	753,088
3.25%, 02/01/25 (Call 11/01/24)	490	521,223
Intuit Inc.
0.65%, 07/15/23	209	209,288
0.95%, 07/15/25 (Call 06/15/25)	93	92,089
1.35%, 07/15/27 (Call 05/15/27)	515	504,906
1.65%, 07/15/30 (Call 04/15/30)	237	229,876
Microsoft Corp.
2.00%, 08/08/23 (Call 06/08/23)	874	895,011
2.13%, 11/15/22(a)	395	401,999
2.38%, 05/01/23 (Call 02/01/23)(a)	720	737,201
2.40%, 08/08/26 (Call 05/08/26)	41	43,044
2.53%, 06/01/50 (Call 12/01/49)	2,882	2,841,277
2.65%, 11/03/22 (Call 09/03/22)	630	642,172
2.68%, 06/01/60 (Call 12/01/59)	1,788	1,789,287
2.70%, 02/12/25 (Call 11/12/24)	588	618,505
2.88%, 02/06/24 (Call 12/06/23)	977	1,021,805
2.92%, 03/17/52 (Call 09/17/51)	4,664	4,947,012
3.04%, 03/17/62 (Call 09/17/61)	1,404	1,516,137
3.13%, 11/03/25 (Call 08/03/25)(a)	672	720,794
3.30%, 02/06/27 (Call 11/06/26)(a)	1,420	1,549,121

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
3.45%, 08/08/36 (Call 02/08/36)	$590	$674,842
3.50%, 02/12/35 (Call 08/12/34)	913	1,045,896
3.63%, 12/15/23 (Call 09/15/23)	1,054	1,114,299
3.70%, 08/08/46 (Call 02/08/46)	11	13,240
4.20%, 11/03/35 (Call 05/03/35)	10	12,283
4.25%, 02/06/47 (Call 08/06/46)	10	13,073
5.30%, 02/08/41	10	14,257
salesforce.com Inc.
0.63%, 07/15/24 (Call 07/15/22)	20	19,944
1.50%, 07/15/28 (Call 05/15/28)(a)	455	448,048
1.95%, 07/15/31 (Call 04/15/31)	150	148,800
2.70%, 07/15/41 (Call 01/15/41)	330	331,132
2.90%, 07/15/51 (Call 01/15/51)	905	930,421
3.05%, 07/15/61 (Call 01/15/61)	325	339,229
3.25%, 04/11/23 (Call 03/11/23)	789	818,690
3.70%, 04/11/28 (Call 01/11/28)	1,033	1,154,481

		28,657,314

Telecommunications — 0.8%
America Movil SAB de CV
2.88%, 05/07/30 (Call 02/07/30)	250	259,452
3.63%, 04/22/29 (Call 01/22/29)	450	488,160
4.38%, 07/16/42	579	694,256
4.38%, 04/22/49 (Call 10/22/48)	575	716,335
6.13%, 03/30/40	742	1,049,960
6.38%, 03/01/35	225	313,353
Cisco Systems Inc.
2.20%, 09/20/23 (Call 07/20/23)	784	806,611
2.50%, 09/20/26 (Call 06/20/26)	833	881,672
2.60%, 02/28/23	180	184,943
2.95%, 02/28/26	672	720,142
3.50%, 06/15/25	268	290,710
3.63%, 03/04/24	786	838,866
5.50%, 01/15/40	851	1,195,119
5.90%, 02/15/39	413	597,826

		9,037,405

Transportation — 2.4%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	503	517,205
3.00%, 04/01/25 (Call 01/01/25)	45	47,643
3.05%, 02/15/51 (Call 08/15/50)(a)	250	264,720
3.25%, 06/15/27 (Call 03/15/27)(a)	224	244,035
3.30%, 09/15/51 (Call 03/15/51)	406	450,226
3.40%, 09/01/24 (Call 06/01/24)	357	380,155
3.55%, 02/15/50 (Call 08/15/49)	111	127,354
3.75%, 04/01/24 (Call 01/01/24)	355	377,017
3.85%, 09/01/23 (Call 06/01/23)	524	551,143
3.90%, 08/01/46 (Call 02/01/46)	343	407,611
4.05%, 06/15/48 (Call 12/15/47)	423	519,757
4.13%, 06/15/47 (Call 12/15/46)	330	406,372
4.15%, 04/01/45 (Call 10/01/44)	397	486,547
4.15%, 12/15/48 (Call 06/15/48)	360	448,420
4.38%, 09/01/42 (Call 03/01/42)	147	181,208
4.40%, 03/15/42 (Call 09/15/41)	242	298,207
4.45%, 03/15/43 (Call 09/15/42)	387	483,220
4.55%, 09/01/44 (Call 03/01/44)	390	494,649
4.70%, 09/01/45 (Call 03/01/45)	308	404,798
4.90%, 04/01/44 (Call 10/01/43)	444	585,325
5.05%, 03/01/41 (Call 09/01/40)	257	338,862
5.15%, 09/01/43 (Call 03/01/43)	359	489,295

Security	Par/ Shares (000)	Value

Transportation (continued)
5.40%, 06/01/41 (Call 12/01/40)	$265	$361,608
5.75%, 05/01/40 (Call 11/01/39)	356	499,475
6.15%, 05/01/37	245	352,327
Canadian National Railway Co.
2.45%, 05/01/50 (Call 11/01/49)(a)	255	240,032
2.75%, 03/01/26 (Call 12/01/25)	416	438,547
3.20%, 08/02/46 (Call 02/02/46)	446	475,971
3.65%, 02/03/48 (Call 08/03/47)	306	351,181
4.45%, 01/20/49 (Call 07/20/48)	161	208,398
FedEx Corp., Series 2020-1, Class AA, 1.88%, 08/20/35(a)	341	335,165
Union Pacific Corp.
2.38%, 05/20/31 (Call 02/20/31)(a)	520	530,941
2.95%, 03/10/52 (Call 09/10/51)(a)	620	636,790
2.97%, 09/16/62 (Call 03/16/62)	750	754,905
3.20%, 05/20/41 (Call 11/20/40)	630	672,588
3.25%, 02/05/50 (Call 08/05/49)	630	682,611
3.50%, 06/08/23 (Call 05/08/23)	17	17,744
3.55%, 05/20/61 (Call 11/20/60)	1,000	1,121,760
3.60%, 09/15/37 (Call 03/15/37)	40	44,847
3.70%, 03/01/29 (Call 12/01/28)(a)	500	556,170
3.75%, 07/15/25 (Call 05/15/25)	100	108,722
3.75%, 02/05/70 (Call 08/05/69)	30	34,847
3.80%, 10/01/51 (Call 04/01/51)	500	593,155
3.80%, 04/06/71 (Call 10/06/70)	350	410,522
3.84%, 03/20/60 (Call 09/20/59)	750	888,337
3.95%, 08/15/59 (Call 02/15/59)	15	18,108
United Parcel Service Inc.
2.40%, 11/15/26 (Call 08/15/26)	304	318,674
2.50%, 04/01/23 (Call 03/01/23)	475	487,345
2.80%, 11/15/24 (Call 09/15/24)	78	82,274
3.05%, 11/15/27 (Call 08/15/27)(a)	703	762,460
3.40%, 03/15/29 (Call 12/15/28)	503	554,492
3.40%, 11/15/46 (Call 05/15/46)	220	249,253
3.40%, 09/01/49 (Call 03/01/49)(a)	343	391,397
3.75%, 11/15/47 (Call 05/15/47)	538	647,128
3.90%, 04/01/25 (Call 03/01/25)	622	676,605
4.25%, 03/15/49 (Call 09/15/48)	58	74,734
4.45%, 04/01/30 (Call 01/01/30)	371	439,483
4.88%, 11/15/40 (Call 05/15/40)	256	334,861
5.20%, 04/01/40 (Call 10/01/39)	343	461,603
5.30%, 04/01/50 (Call 10/01/49)	464	689,871
6.20%, 01/15/38	641	939,398
Walmart Inc.
1.05%, 09/17/26 (Call 08/17/26)	70	69,310
1.50%, 09/22/28 (Call 07/22/28)(a)	120	118,663
1.80%, 09/22/31 (Call 06/22/31)	800	788,544
2.50%, 09/22/41 (Call 03/22/41)	470	472,491
2.65%, 09/22/51 (Call 03/22/51)	700	718,298

		28,115,404

Total Corporate Bonds & Notes — 98.3% (Cost: $1,160,989,143)		1,165,521,853

Short-Term Investments

Money Market Funds — 7.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(e)(f)(g)	79,962	80,001,921

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Aaa - A Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	10,637	$10,637,000

		90,638,921

Total Short-Term Investments — 7.6% (Cost: $90,624,591)		90,638,921

Total Investments in Securities — 105.9% (Cost: $1,251,613,734)		1,256,160,774

Other Assets, Less Liabilities — (5.9)%		(69,815,973)

Net Assets — 100.0%		$1,186,344,801

(a)	All or a portion of this security is on loan.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$57,109,372	$22,905,326	(a)	$—	$(11,064)	$(1,713)	$80,001,921	79,962	$140,568	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,417,000	220,000	(a)	—	—	—	10,637,000	10,637	2,490		—

					$(11,064)	$(1,713)	$90,638,921		$143,058		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments Assets
Corporate Bonds & Notes	$—	$1,165,521,853	$—	$1,165,521,853
Money Market Funds	90,638,921	—	—	90,638,921

	$90,638,921	$1,165,521,853	$—	$1,256,160,774

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments October 31, 2021	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.3%
Lamar Media Corp.
3.63%, 01/15/31 (Call 01/15/26)	$50	$49,032
3.75%, 02/15/28 (Call 02/15/23)	75	75,810
4.00%, 02/15/30 (Call 02/15/25)	75	76,143
4.88%, 01/15/29 (Call 01/15/24)	50	52,375

		253,360

Aerospace & Defense — 1.2%
BWX Technologies Inc.
4.13%, 06/30/28 (Call 06/30/23)(a)	50	50,625
4.13%, 04/15/29 (Call 04/15/24)(a)	45	45,664
Hexcel Corp.
4.20%, 02/15/27 (Call 11/15/26)	50	54,112
4.95%, 08/15/25 (Call 05/15/25)	50	55,186
Howmet Aerospace Inc.
3.00%, 01/15/29 (Call 11/15/28)	75	73,875
5.13%, 10/01/24 (Call 07/01/24)	140	153,475
5.90%, 02/01/27	95	108,776
5.95%, 02/01/37	75	90,249
6.88%, 05/01/25 (Call 04/01/25)	75	86,905
Moog Inc., 4.25%, 12/15/27 (Call 12/15/22)(a)	75	77,204
Rolls-Royce PLC
3.63%, 10/14/25 (Call 07/14/25)(a)	100	102,118
5.75%, 10/15/27 (Call 07/15/27)(a)	125	138,319
Spirit AeroSystems Inc.
3.85%, 06/15/26 (Call 03/15/26)	25	26,250
5.50%, 01/15/25 (Call 10/15/22)(a)	50	52,062

		1,114,820

Agriculture — 0.1%
Turning Point Brands Inc., 5.63%, 02/15/26 (Call 02/15/23)(a)	35	35,481
Vector Group Ltd., 5.75%, 02/01/29 (Call 02/01/24)(a)	85	84,575

		120,056

Airlines — 2.0%
Air Canada, 3.88%, 08/15/26 (Call 02/15/26)(a)	140	141,750
American Airlines Inc./AAdvantage Loyalty IP Ltd.
5.50%, 04/20/26(a)	390	409,110
5.75%, 04/20/29(a)	330	355,162
Delta Air Lines Inc.
2.90%, 10/28/24 (Call 09/28/24)	100	102,150
3.75%, 10/28/29 (Call 07/28/29)(b)	55	55,890
3.80%, 04/19/23 (Call 03/19/23)	75	77,740
4.38%, 04/19/28 (Call 01/19/28)(b)	60	63,993
7.38%, 01/15/26 (Call 12/15/25)	115	135,253
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (Call 09/20/23)(a)	38	42,759
United Airlines Inc.
4.38%, 04/15/26 (Call 10/15/25)(a)	215	222,411
4.63%, 04/15/29 (Call 10/15/25)(a)	215	221,661

		1,827,879

Apparel — 0.7%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(a)	100	104,250
4.88%, 05/15/26 (Call 02/15/26)(a)	100	106,898
5.38%, 05/15/25 (Call 05/15/22)(a)	85	88,400
Levi Strauss & Co., 3.50%, 03/01/31 (Call 03/01/26)(a)	55	55,275
Michael Kors USA Inc., 4.50%, 11/01/24 (Call 09/01/24)(a)	30	31,746
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)	50	51,250

Security	Par (000)	Value

Apparel (continued)
William Carter Co. (The)
5.50%, 05/15/25 (Call 05/15/22)(a)	$60	$62,775
5.63%, 03/15/27 (Call 03/15/22)(a)	50	51,813
Wolverine World Wide Inc., 4.00%, 08/15/29 (Call 08/15/24)(a)	60	59,239

		611,646

Auto Manufacturers — 2.3%
Allison Transmission Inc.
3.75%, 01/30/31 (Call 01/30/26)(a)	110	105,737
4.75%, 10/01/27 (Call 10/01/22)(a)	50	51,875
5.88%, 06/01/29 (Call 06/01/24)(a)	75	80,719
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)(b)	85	90,875
4.75%, 01/15/43	75	81,919
5.29%, 12/08/46 (Call 06/08/46)(b)	50	57,370
7.45%, 07/16/31	110	145,612
8.50%, 04/21/23	160	175,440
9.00%, 04/22/25 (Call 03/22/25)	200	240,500
Ford Motor Credit Co. LLC
2.90%, 02/16/28 (Call 12/16/27)	75	74,344
3.35%, 11/01/22	200	203,040
3.38%, 11/13/25 (Call 10/13/25)	75	77,063
3.66%, 09/08/24	200	207,000
4.00%, 11/13/30 (Call 08/13/30)	200	208,750
4.13%, 08/17/27 (Call 06/17/27)	75	79,594
4.38%, 08/06/23	75	78,000
5.11%, 05/03/29 (Call 02/03/29)	75	83,344
5.13%, 06/16/25 (Call 05/16/25)	75	81,375

		2,122,557

Auto Parts & Equipment — 0.7%
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 04/15/22)(a)	50	51,500
Dana Inc.
4.25%, 09/01/30 (Call 05/01/26)	40	40,478
5.38%, 11/15/27 (Call 11/15/22)	30	31,425
5.63%, 06/15/28 (Call 06/15/23)	50	52,875
IHO Verwaltungs GmbH
4.75%, 09/15/26 (Call 09/15/22), (5.50% PIK)(a)(c)	50	51,186
6.00%, 05/15/27 (Call 05/15/22), (6.75% PIK)(a)(c)	100	103,750
Meritor Inc.
4.50%, 12/15/28 (Call 12/15/23)(a)	40	39,800
6.25%, 06/01/25 (Call 06/01/22)(a)	35	36,619
Tenneco Inc.
5.13%, 04/15/29 (Call 04/15/24)(a)	80	79,300
7.88%, 01/15/29 (Call 01/15/24)(a)	65	71,094
ZF North America Capital Inc., 4.75%, 04/29/25(a)	125	134,531

		692,558

Banks — 2.9%
CIT Group Inc.
3.93%, 06/19/24 (Call 06/19/23)(d)	50	51,933
4.75%, 02/16/24 (Call 11/16/23)	50	53,125
5.00%, 08/01/23	100	106,125
5.25%, 03/07/25 (Call 12/07/24)	50	54,875
6.13%, 03/09/28	50	59,250
Commerzbank AG, 8.13%, 09/19/23(a)	100	112,012
Deutsche Bank AG
4.30%, 05/24/28 (Call 05/24/23), (5 year USD Swap + 2.248%)(d)	180	186,483
4.50%, 04/01/25	175	187,752

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Deutsche Bank AG/New York NY
3.73%, 01/14/32 (Call 01/14/31)(d)	$150	$153,756
4.88%, 12/01/32 (Call 12/01/27)(d)	100	108,647
5.88%, 07/08/31 (Call 04/08/30)(d)	50	58,744
Dresdner Funding Trust I, 8.15%, 06/30/31 (Call 06/30/29)(a)	125	176,813
Goldman Sachs Capital I, 6.35%, 02/15/34	105	145,479
Intesa Sanpaolo SpA
4.95%, 06/01/42 (Call 06/01/41)(a)	100	103,265
5.02%, 06/26/24(a)	295	316,370
5.71%, 01/15/26(a)	185	205,686
Popular Inc., 6.13%, 09/14/23 (Call 08/14/23)(b)	50	53,386
Standard Chartered PLC, 7.01%, (Call 07/30/37)(a)(d)(e)	75	103,875
Synovus Financial Corp., 5.90%, 02/07/29 (Call 02/07/24)(d)	20	21,513
UniCredit SpA
5.46%, 06/30/35 (Call 06/30/30)(a)(d)	150	164,094
5.86%, 06/19/32 (Call 06/19/27)(a)(d)	125	137,984
7.30%, 04/02/34 (Call 04/02/29)(a)(d)	150	180,872

		2,742,039

Biotechnology — 0.1%
Emergent BioSolutions Inc., 3.88%, 08/15/28 (Call 08/15/23)(a)	50	48,000

Building Materials — 0.7%
Boise Cascade Co., 4.88%, 07/01/30 (Call 07/01/25)(a)	60	63,000
Builders FirstSource Inc.
4.25%, 02/01/32 (Call 08/01/26)(a)	100	100,794
5.00%, 03/01/30 (Call 03/01/25)(a)	75	79,219
6.75%, 06/01/27 (Call 06/01/22)(a)	72	75,870
Jeld-Wen Inc., 6.25%, 05/15/25 (Call 05/15/22)(a)	25	26,344
Louisiana-Pacific Corp., 3.63%, 03/15/29 (Call 03/15/24)(a)	50	50,297
Masonite International Corp.
3.50%, 02/15/30 (Call 08/15/29)(a)	50	48,797
5.38%, 02/01/28 (Call 02/01/23)(a)	60	63,000
Summit Materials LLC/Summit Materials Finance Corp.
5.25%, 01/15/29 (Call 07/15/23)(a)	75	78,562
6.50%, 03/15/27 (Call 03/15/22)(a)	50	52,250

		638,133

Chemicals — 1.9%
Ashland LLC
3.38%, 09/01/31 (Call 06/01/31)(a)	55	54,312
6.88%, 05/15/43 (Call 02/15/43)	25	32,500
Element Solutions Inc., 3.88%, 09/01/28 (Call 09/01/23)(a)	75	74,931
GCP Applied Technologies Inc., 5.50%, 04/15/26 (Call 04/15/22)(a)	50	51,200
HB Fuller Co.
4.00%, 02/15/27 (Call 11/15/26)	50	52,500
4.25%, 10/15/28 (Call 10/15/23)	25	25,344
INEOS Quattro Finance 2 PLC, 3.38%, 01/15/26 (Call 01/15/23)(a)	50	49,688
Ingevity Corp., 3.88%, 11/01/28 (Call 11/01/23)(a)	65	63,859
Methanex Corp.
5.13%, 10/15/27 (Call 04/15/27)	80	84,400
5.25%, 12/15/29 (Call 09/15/29)	75	79,500
5.65%, 12/01/44 (Call 06/01/44)	25	25,938
Minerals Technologies Inc., 5.00%, 07/01/28 (Call 07/01/23)(a)	50	51,497
NOVA Chemicals Corp.
4.25%, 05/15/29 (Call 05/15/24)(a)	76	75,012
4.88%, 06/01/24 (Call 03/03/24)(a)	110	114,482
5.00%, 05/01/25 (Call 01/31/25)(a)(b)	55	57,956
5.25%, 06/01/27 (Call 03/03/27)(a)	110	115,772
OCI NV, 5.25%, 11/01/24 (Call 11/01/21)(a)	181	185,751

Security	Par (000)	Value

Chemicals (continued)
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)	$50	$52,750
5.13%, 09/15/27 (Call 03/15/22)	50	51,938
5.63%, 08/01/29 (Call 08/01/24)(b)	85	92,840
9.50%, 06/01/25 (Call 03/01/25)(a)	50	61,437
SPCM SA, 3.13%, 03/15/27 (Call 03/15/24)(a)	100	98,875
Valvoline Inc.
3.63%, 06/15/31 (Call 06/15/26)(a)	55	53,625
4.25%, 02/15/30 (Call 02/15/25)(a)	75	76,125
WR Grace Holdings LLC, 5.63%, 10/01/24(a)	50	53,625

		1,735,857

Coal — 0.1%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 7.50%, 05/01/25 (Call 05/01/22)(a)	50	50,750
SunCoke Energy Inc., 4.88%, 06/30/29 (Call 06/30/24)(a)	50	49,625

		100,375

Commercial Services — 3.1%
ADT Security Corp. (The)
4.13%, 06/15/23	75	78,074
4.13%, 08/01/29 (Call 08/01/28)(a)	115	113,348
4.88%, 07/15/32(a)	75	75,004
Albion Financing 1 Sarl/Aggreko Holdings Inc., 6.13%, 10/15/26 (Call 10/15/23)(a)	75	75,683
AMN Healthcare Inc.
4.00%, 04/15/29 (Call 04/15/24)(a)	50	50,750
4.63%, 10/01/27 (Call 10/01/22)(a)	50	51,376
ASGN Inc., 4.63%, 05/15/28 (Call 05/15/23)(a)	60	61,950
Autopistas Metropolitanas de Puerto Rico LLC, 6.75%, 06/30/35(a)	22	21,745
Brink’s Co. (The)
4.63%, 10/15/27 (Call 10/15/22)(a)	50	51,590
5.50%, 07/15/25 (Call 06/18/22)(a)	50	52,405
CoreCivic Inc., 8.25%, 04/15/26 (Call 04/15/24)	100	102,205
Garda World Security Corp., 4.63%, 02/15/27 (Call 02/15/23)(a)	60	59,550
Gartner Inc.
3.63%, 06/15/29 (Call 06/15/24)(a)	65	65,325
3.75%, 10/01/30 (Call 10/01/25)(a)	100	101,375
4.50%, 07/01/28 (Call 07/01/23)(a)	85	88,502
Graham Holdings Co., 5.75%, 06/01/26 (Call 06/01/22)(a)	50	52,085
Korn Ferry, 4.63%, 12/15/27 (Call 12/15/22)(a)	45	46,406
Prime Security Services Borrower LLC/Prime Finance Inc.
3.38%, 08/31/27 (Call 08/31/26)(a)	125	119,736
5.25%, 04/15/24(a)	100	106,375
5.75%, 04/15/26(a)	150	160,448
Service Corp. International/U.S.
3.38%, 08/15/30 (Call 08/15/25)	100	98,500
4.00%, 05/15/31 (Call 05/15/26)	85	86,913
4.63%, 12/15/27 (Call 12/15/22)	75	78,656
5.13%, 06/01/29 (Call 06/01/24)(b)	75	80,981
Square Inc.
2.75%, 06/01/26 (Call 05/01/26)(a)	105	106,154
3.50%, 06/01/31 (Call 03/01/31)(a)	105	107,625
TriNet Group Inc., 3.50%, 03/01/29 (Call 03/01/24)(a)	65	65,170
United Rentals North America Inc.
3.75%, 01/15/32 (Call 07/15/26)	85	84,796
3.88%, 02/15/31 (Call 08/15/25)(b)	120	120,888
4.00%, 07/15/30 (Call 07/15/25)	75	76,522
4.88%, 01/15/28 (Call 01/15/23)	195	205,832
5.25%, 01/15/30 (Call 01/15/25)	110	119,075

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2021	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
5.50%, 05/15/27 (Call 05/15/22)	$110	$115,293
WW International Inc., 4.50%, 04/15/29 (Call 04/15/24)(a)	40	38,300

		2,918,637

Computers — 1.3%
Booz Allen Hamilton Inc.
3.88%, 09/01/28 (Call 09/01/23)(a)	75	76,076
4.00%, 07/01/29 (Call 07/01/24)(a)	70	70,875
Crowdstrike Holdings Inc., 3.00%, 02/15/29 (Call 02/15/24)	100	98,750
Dell Inc.
5.40%, 09/10/40	40	48,081
6.50%, 04/15/38	65	86,222
Seagate HDD Cayman
3.13%, 07/15/29 (Call 01/15/24)(a)	60	57,555
3.38%, 07/15/31 (Call 01/15/26)(a)	70	67,085
4.09%, 06/01/29 (Call 03/01/29)	50	51,699
4.13%, 01/15/31 (Call 10/15/30)	50	50,774
4.75%, 06/01/23	50	52,313
4.75%, 01/01/25(b)	50	54,000
4.88%, 03/01/24 (Call 01/01/24)	75	79,972
4.88%, 06/01/27 (Call 03/01/27)	50	55,107
5.75%, 12/01/34 (Call 06/01/34)	50	57,563
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(b)	250	274,687

		1,180,759

Cosmetics & Personal Care — 0.2%
Avon Products Inc., 6.50%, 03/15/23	35	36,881
Edgewell Personal Care Co.
4.13%, 04/01/29 (Call 04/01/24)(a)	60	58,950
5.50%, 06/01/28 (Call 06/01/23)(a)(b)	95	99,385

		195,216

Distribution & Wholesale — 0.4%
American Builders & Contractors Supply Co. Inc., 4.00%, 01/15/28 (Call 01/15/23)(a)	75	76,031
Avient Corp.
5.25%, 03/15/23	50	52,375
5.75%, 05/15/25 (Call 05/15/22)(a)	50	52,250
G-III Apparel Group Ltd., 7.88%, 08/15/25 (Call 08/15/22)(a)	50	53,313
Resideo Funding Inc., 4.00%, 09/01/29 (Call 09/01/24)(a)	50	47,813
Univar Solutions USA Inc., 5.13%, 12/01/27 (Call 12/01/22)(a)	75	78,187

		359,969

Diversified Financial Services — 4.4%
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24)(d)	100	104,328
Ally Financial Inc., 5.75%, 11/20/25 (Call 10/20/25)	100	113,521
Brightsphere Investment Group Inc., 4.80%, 07/27/26	50	51,211
Coinbase Global Inc.
3.38%, 10/01/28 (Call 10/01/24)(a)	105	101,325
3.63%, 10/01/31 (Call 10/01/26)(a)	120	114,300
Credit Acceptance Corp.
5.13%, 12/31/24 (Call 12/31/21)(a)	50	51,125
6.63%, 03/15/26 (Call 03/15/22)	45	46,856
Enact Holdings Inc., 6.50%, 08/15/25 (Call 02/15/25)(a)	100	109,500
goeasy Ltd.
4.38%, 05/01/26 (Call 04/27/23)(a)	45	45,900
5.38%, 12/01/24 (Call 12/01/21)(a)	75	76,969
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (Call 08/15/24)(a)	100	101,356
Jefferson Capital Holdings LLC, 6.00%, 08/15/26 (Call 08/15/23)(a)	25	25,313
LPL Holdings Inc.
4.00%, 03/15/29 (Call 03/15/24)(a)	100	102,000

Security	Par (000)	Value

Diversified Financial Services (continued)
4.38%, 05/15/31 (Call 05/15/26)(a)	$35	$35,831
4.63%, 11/15/27 (Call 11/15/22)(a)	50	51,500
Midcap Financial Issuer Trust, 6.50%, 05/01/28
(Call 05/01/24)(a)	175	181,562
Navient Corp.
4.88%, 03/15/28 (Call 06/15/27)	55	55,137
5.00%, 03/15/27 (Call 09/15/26)	75	76,480
5.50%, 01/25/23	125	130,695
5.63%, 08/01/33	75	71,152
5.88%, 10/25/24	75	80,149
6.13%, 03/25/24	102	109,140
6.75%, 06/25/25	50	55,029
6.75%, 06/15/26	50	55,187
7.25%, 09/25/23	50	54,438
OneMain Finance Corp.
3.50%, 01/15/27 (Call 01/15/24)	90	87,975
3.88%, 09/15/28 (Call 09/15/24)	75	73,125
4.00%, 09/15/30 (Call 09/15/25)	95	92,269
5.38%, 11/15/29 (Call 05/15/29)	75	80,062
5.63%, 03/15/23	100	105,172
6.13%, 03/15/24 (Call 09/15/23)	150	159,562
6.63%, 01/15/28 (Call 07/15/27)	100	112,250
6.88%, 03/15/25	140	156,275
7.13%, 03/15/26	193	219,055
8.88%, 06/01/25 (Call 06/01/22)	75	81,094
PRA Group Inc.
5.00%, 10/01/29 (Call 10/01/24)(a)	35	34,587
7.38%, 09/01/25 (Call 09/01/22)(a)	45	47,981
Quicken Loans LLC/Quicken Loans Co-Issuer Inc.
3.63%, 03/01/29 (Call 03/09/23)(a)	100	99,250
3.88%, 03/01/31 (Call 03/01/26)(a)	135	133,353
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc.
2.88%, 10/15/26 (Call 10/15/23)(a)	150	148,969
4.00%, 10/15/33 (Call 10/15/27)(a)	120	118,189
SLM Corp.
3.13%, 11/02/26 (Call 10/02/26)	50	49,563
4.20%, 10/29/25 (Call 09/29/25)	40	42,280
StoneX Group Inc., 8.63%, 06/15/25 (Call 06/15/22)(a)	60	63,750
United Wholesale Mortgage LLC
5.50%, 11/15/25 (Call 11/15/22)(a)	100	99,500
5.50%, 04/15/29 (Call 03/30/24)(a)	75	72,937

		4,077,202

Electric — 4.6%
Calpine Corp.
3.75%, 03/01/31 (Call 03/01/26)(a)	100	96,001
4.50%, 02/15/28 (Call 02/15/23)(a)	150	151,951
5.25%, 06/01/26 (Call 06/01/22)(a)	90	92,606
Clearway Energy Operating LLC
3.75%, 02/15/31 (Call 02/15/26)(a)	105	103,950
3.75%, 01/15/32 (Call 01/15/27)(a)	35	34,831
4.75%, 03/15/28 (Call 03/15/23)(a)	85	89,930
DPL Inc.
4.13%, 07/01/25 (Call 04/01/25)	50	52,882
4.35%, 04/15/29 (Call 01/15/29)	55	59,400
Electricite de France SA
5.25%, (Call 01/29/23)(a)(d)(e)	220	227,700
5.63%, (Call 01/22/24)(a)(d)(e)	150	159,375
Emera Inc., Series 16-A, 6.75%, 06/15/76 (Call 06/15/26)(b)(d)	125	146,735
FirstEnergy Corp.
2.05%, 03/01/25 (Call 02/01/25)	50	50,150

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
2.65%, 03/01/30 (Call 12/01/29)	$75	$73,798
Series A, 1.60%, 01/15/26 (Call 12/15/25)	25	24,627
Series B, 2.25%, 09/01/30 (Call 06/01/30)	75	72,116
Series B, 4.40%, 07/15/27 (Call 04/15/27)	175	189,860
Series B, 4.75%, 03/15/23 (Call 12/15/22)	100	103,621
Series C, 3.40%, 03/01/50 (Call 09/01/49)	85	84,320
Series C, 5.35%, 07/15/47 (Call 01/15/47)	100	121,353
Series C, 7.38%, 11/15/31	175	238,404
FirstEnergy Transmission LLC
2.87%, 09/15/28 (Call 07/15/28)(a)	75	77,284
4.55%, 04/01/49 (Call 10/01/48)(a)	75	87,664
5.45%, 07/15/44 (Call 01/15/44)(a)	50	63,270
Leeward Renewable Energy Operations LLC, 4.25%, 07/01/29 (Call 07/01/24)(a)	60	60,294
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(a)(b)	50	53,187
4.25%, 07/15/24 (Call 04/15/24)(a)	75	79,402
4.50%, 09/15/27 (Call 06/15/27)(a)	75	80,235
NRG Energy Inc.
3.38%, 02/15/29 (Call 02/15/24)(a)	65	63,375
3.63%, 02/15/31 (Call 02/15/26)(a)	135	131,389
3.88%, 02/15/32 (Call 02/15/27)(a)	115	112,700
5.25%, 06/15/29 (Call 06/15/24)(a)	75	79,875
5.75%, 01/15/28 (Call 01/15/23)	100	106,000
6.63%, 01/15/27 (Call 07/15/22)	32	33,140
Pattern Energy Operations LP/Pattern Energy Operations Inc., 4.50%, 08/15/28 (Call 08/15/23)(a)	100	103,500
PG&E Corp.
5.00%, 07/01/28 (Call 07/01/23)(b)	125	130,000
5.25%, 07/01/30 (Call 06/15/25)	110	114,922
Terraform Global Operating LLC, 6.13%, 03/01/26 (Call 03/01/22)(a)	50	51,264
TransAlta Corp.
4.50%, 11/15/22 (Call 08/15/22)(b)	75	76,500
6.50%, 03/15/40	25	29,453
Vistra Operations Co. LLC
4.38%, 05/01/29 (Call 05/01/24)(a)	165	163,350
5.00%, 07/31/27 (Call 07/31/22)(a)	155	158,875
5.50%, 09/01/26 (Call 09/01/22)(a)	125	128,712
5.63%, 02/15/27 (Call 02/15/22)(a)	190	195,761

		4,353,762

Electrical Components & Equipment — 0.4%
EnerSys
4.38%, 12/15/27 (Call 09/15/27)(a)	51	53,550
5.00%, 04/30/23 (Call 01/30/23)(a)	25	25,966
WESCO Distribution Inc.
7.13%, 06/15/25 (Call 06/15/22)(a)	150	159,000
7.25%, 06/15/28 (Call 06/15/23)(a)	150	165,436

		403,952

Electronics — 0.8%
Atkore Inc., 4.25%, 06/01/31 (Call 06/01/26)(a)	45	45,450
Imola Merger Corp., 4.75%, 05/15/29 (Call 05/15/24)(a)	225	231,176
Sensata Technologies BV
4.00%, 04/15/29 (Call 03/18/24)(a)	125	126,958
4.88%, 10/15/23(a)	50	52,938
5.00%, 10/01/25(a)	60	65,725
5.63%, 11/01/24(a)	50	55,125
Sensata Technologies Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	75	73,969

Security	Par (000)	Value

Electronics (continued)
4.38%, 02/15/30 (Call 11/15/29)(a)	$50	$52,769
TTM Technologies Inc., 4.00%, 03/01/29 (Call 03/01/24)(a)	45	44,600

		748,710

Energy - Alternate Sources — 0.3%
TerraForm Power Operating LLC
4.25%, 01/31/23 (Call 10/31/22)(a)	75	76,500
4.75%, 01/15/30 (Call 01/15/25)(a)	75	77,699
5.00%, 01/31/28 (Call 07/31/27)(a)	80	85,200
Topaz Solar Farms LLC, 5.75%, 09/30/39(a)	70	84,699

		324,098

Engineering & Construction — 0.7%
AECOM, 5.13%, 03/15/27 (Call 12/15/26)	100	110,375
Arcosa Inc., 4.38%, 04/15/29 (Call 04/15/24)(a)	45	45,931
Cellnex Finance Co SA, 3.88%, 07/07/41 (Call 04/07/41)(a)	50	48,881
Dycom Industries Inc., 4.50%, 04/15/29 (Call 04/15/24)(a)	50	50,750
Fluor Corp.
3.50%, 12/15/24 (Call 09/15/24)(b)	50	52,129
4.25%, 09/15/28 (Call 06/15/28)	70	72,800
MasTec Inc., 4.50%, 08/15/28 (Call 08/15/23)(a)	75	76,875
TopBuild Corp.
3.63%, 03/15/29 (Call 03/15/24)(a)	65	65,345
4.13%, 02/15/32 (Call 10/15/26)(a)	55	55,481
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28 (Call 09/15/23)(a)	50	51,750

		630,317

Entertainment — 1.1%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25 (Call 05/01/22)(a)	100	103,750
Cinemark USA Inc., 8.75%, 05/01/25 (Call 05/01/22)(a)	25	26,750
Empire Resorts Inc., 7.75%, 11/01/26 (Call 11/01/23)(a)	25	25,496
International Game Technology PLC
4.13%, 04/15/26 (Call 04/15/23)(a)	100	102,750
6.25%, 01/15/27 (Call 07/15/26)(a)	150	168,750
6.50%, 02/15/25 (Call 08/15/24)(a)(b)	125	138,750
Resorts World Las Vegas LLC/RWLV Capital Inc., 4.63%, 04/06/31 (Call 01/06/31)(a)(b)	200	198,994
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 07/01/22)(a)	100	106,250
Vail Resorts Inc., 6.25%, 05/15/25 (Call 05/15/22)(a)(b)	50	52,665
WMG Acquisition Corp.
3.00%, 02/15/31 (Call 02/15/26)(a)	100	97,295
3.88%, 07/15/30 (Call 07/15/25)(a)	50	51,812

		1,073,262

Environmental Control — 0.5%
Clean Harbors Inc.
4.88%, 07/15/27 (Call 07/15/22)(a)	60	62,475
5.13%, 07/15/29 (Call 07/15/24)(a)	25	27,062
GFL Environmental Inc.
3.50%, 09/01/28 (Call 03/01/28)(a)	80	79,600
3.75%, 08/01/25 (Call 08/01/22)(a)	75	77,171
4.25%, 06/01/25 (Call 06/01/22)(a)	50	51,555
5.13%, 12/15/26 (Call 12/15/22)(a)	75	78,375
Stericycle Inc., 3.88%, 01/15/29 (Call 11/15/23)(a)	80	78,800
Tervita Corp., 11.00%, 12/01/25 (Call 12/01/23)(a)	37	42,552

		497,590

Food — 4.2%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 09/15/22)(a)	100	101,625
3.50%, 02/15/23 (Call 12/15/22)(a)	75	76,313

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2021	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
3.50%, 03/15/29 (Call 09/15/23)(a)	$150	$147,853
4.63%, 01/15/27 (Call 01/15/22)(a)	175	183,146
4.88%, 02/15/30 (Call 02/15/25)(a)(b)	125	133,981
5.88%, 02/15/28 (Call 08/15/22)(a)	100	106,250
Ingles Markets Inc., 4.00%, 06/15/31 (Call 06/15/26)(a)	35	34,825
JBS USA LUX SA/JBS USA Finance Inc., 6.75%, 02/15/28 (Call 02/15/23)(a)	100	107,751
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
3.75%, 12/01/31 (Call 12/01/26)(a)	75	76,781
5.50%, 01/15/30 (Call 01/15/25)(a)	150	164,250
6.50%, 04/15/29 (Call 04/15/24)(a)	150	165,937
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)	160	167,369
3.75%, 04/01/30 (Call 01/01/30)	50	54,348
3.88%, 05/15/27 (Call 02/15/27)	125	135,454
4.25%, 03/01/31 (Call 12/01/30)	120	135,531
4.38%, 06/01/46 (Call 12/01/45)	250	291,825
4.63%, 01/30/29 (Call 10/30/28)	50	56,876
4.63%, 10/01/39 (Call 04/01/39)	50	58,221
4.88%, 10/01/49 (Call 04/01/49)	125	154,788
5.00%, 06/04/42	130	160,679
5.20%, 07/15/45 (Call 01/15/45)	150	190,776
5.50%, 06/01/50 (Call 12/01/49)	75	100,487
6.50%, 02/09/40	60	85,631
6.75%, 03/15/32(b)	25	33,813
6.88%, 01/26/39	80	117,174
7.13%, 08/01/39(a)(b)	75	113,813
Lamb Weston Holdings Inc.
4.13%, 01/31/30 (Call 01/31/25)(a)	125	125,119
4.38%, 01/31/32 (Call 01/31/27)(a)	100	100,148
4.63%, 11/01/24 (Call 11/01/21)(a)	100	102,440
4.88%, 11/01/26 (Call 11/01/21)(a)	85	87,151
4.88%, 05/15/28 (Call 11/15/27)(a)(b)	66	70,825
Pilgrim’s Pride Corp.
3.50%, 03/01/32 (Call 09/01/26)(a)	95	95,237
4.25%, 04/15/31 (Call 04/15/26)(a)	110	116,050
5.88%, 09/30/27 (Call 09/30/22)(a)	100	105,437

		3,957,904

Forest Products & Paper — 0.3%
Clearwater Paper Corp., 4.75%, 08/15/28 (Call 08/15/23)(a)	50	50,688
Domtar Corp.
6.25%, 09/01/42	25	26,031
6.75%, 02/15/44 (Call 08/15/43)	25	26,460
Glatfelter Corp., 4.75%, 11/15/29 (Call 11/01/24)(a)	35	35,656
Pearl Merger Sub Inc., 6.75%, 10/01/28 (Call 10/01/24)(a)	59	58,557
Sylvamo Corp., 7.00%, 09/01/29 (Call 09/01/24)(a)	50	50,250

		247,642

Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	95	102,956
5.63%, 05/20/24 (Call 03/20/24)	50	54,000
5.75%, 05/20/27 (Call 02/20/27)	70	78,306
5.88%, 08/20/26 (Call 05/20/26)(b)	75	83,625

		318,887

Health Care - Products — 0.7%
Avantor Funding Inc.
3.88%, 11/01/29 (Call 11/01/24)(a)	90	89,971
4.63%, 07/15/28 (Call 07/15/23)(a)	190	197,115
Hill-Rom Holdings Inc., 4.38%, 09/15/27 (Call 09/15/22)(a)	50	51,969

Security	Par (000)	Value

Health Care - Products (continued)
Hologic Inc.
3.25%, 02/15/29 (Call 09/28/23)(a)	$95	$94,228
4.63%, 02/01/28 (Call 02/01/23)(a)	50	52,062
Teleflex Inc.
4.25%, 06/01/28 (Call 06/01/23)(a)	75	77,059
4.63%, 11/15/27 (Call 11/15/22)	50	51,813

		614,217

Health Care - Services — 4.4%
Centene Corp.
2.45%, 07/15/28 (Call 05/15/28)	245	244,169
2.50%, 03/01/31 (Call 12/01/30)	250	243,750
2.63%, 08/01/31 (Call 05/01/31)	145	142,639
3.00%, 10/15/30 (Call 07/15/30)	252	256,128
3.38%, 02/15/30 (Call 02/15/25)	250	256,563
4.25%, 12/15/27 (Call 12/15/22)	275	288,062
4.63%, 12/15/29 (Call 12/15/24)(b)	395	426,106
Charles River Laboratories International Inc.
3.75%, 03/15/29 (Call 03/15/24)(a)(b)	50	50,500
4.00%, 03/15/31 (Call 03/15/26)(a)	60	62,025
4.25%, 05/01/28 (Call 05/01/23)(a)	50	51,500
HCA Inc.
3.50%, 09/01/30 (Call 03/01/30)	335	352,303
5.38%, 02/01/25	300	333,750
5.38%, 09/01/26 (Call 03/01/26)	121	137,801
5.63%, 09/01/28 (Call 03/01/28)	175	205,096
5.88%, 05/01/23	150	160,313
5.88%, 02/15/26 (Call 08/15/25)	205	233,444
5.88%, 02/01/29 (Call 08/01/28)	125	148,776
IQVIA Inc.
5.00%, 10/15/26 (Call 10/15/22)(a)	125	128,431
5.00%, 05/15/27 (Call 05/15/22)(a)(b)	125	129,571
Magellan Health Inc., 4.90%, 09/22/24 (Call 07/22/24)	25	27,369
Molina Healthcare Inc.
3.88%, 11/15/30 (Call 08/17/30)(a)	65	67,031
4.38%, 06/15/28 (Call 06/15/23)(a)	110	113,850
5.38%, 11/15/22 (Call 08/15/22)	75	77,063

		4,136,240

Holding Companies - Diversified — 0.7%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%, 02/01/29 (Call 08/01/28)	95	95,420
4.75%, 09/15/24 (Call 06/15/24)	140	145,102
5.25%, 05/15/27 (Call 11/15/26)	175	182,000
6.25%, 05/15/26 (Call 05/15/22)	135	141,413
6.75%, 02/01/24 (Call 02/01/22)	50	50,750

		614,685

Home Builders — 1.4%
Century Communities Inc., 3.88%, 08/15/29 (Call 02/15/29)(a)	55	54,811
KB Home
4.00%, 06/15/31 (Call 12/15/30)	35	35,481
4.80%, 11/15/29 (Call 05/15/29)	35	37,713
6.88%, 06/15/27 (Call 12/15/26)	35	41,337
7.63%, 05/15/23 (Call 11/15/22)	50	53,125
LGI Homes Inc., 4.00%, 07/15/29 (Call 01/15/29)(a)	35	34,038
M/I Homes Inc.
3.95%, 02/15/30 (Call 08/15/29)(a)	40	39,500
4.95%, 02/01/28 (Call 02/01/23)	25	26,000
Mattamy Group Corp.
4.63%, 03/01/30 (Call 03/01/25)(a)(b)	70	71,003
5.25%, 12/15/27 (Call 12/15/22)(a)	75	78,000

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders (continued)
Meritage Homes Corp.
3.88%, 04/15/29 (Call 10/15/28)(a)	$65	$67,356
5.13%, 06/06/27 (Call 12/06/26)	25	27,563
6.00%, 06/01/25 (Call 03/01/25)	50	56,135
Taylor Morrison Communities Inc.
5.13%, 08/01/30 (Call 02/01/30)(a)	75	79,500
5.75%, 01/15/28 (Call 10/15/27)(a)	50	55,046
5.88%, 06/15/27 (Call 03/15/27)(a)	50	55,937
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.
5.63%, 03/01/24 (Call 12/01/23)(a)	50	53,438
5.88%, 04/15/23 (Call 01/15/23)(a)	25	26,156
Toll Brothers Finance Corp.
3.80%, 11/01/29 (Call 08/01/29)(b)	35	37,494
4.35%, 02/15/28 (Call 11/15/27)	50	54,562
4.38%, 04/15/23 (Call 01/15/23)	50	51,625
4.88%, 11/15/25 (Call 08/15/25)	25	27,594
4.88%, 03/15/27 (Call 12/15/26)	50	55,562
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	50	55,387
Tri Pointe Homes Inc.
5.25%, 06/01/27 (Call 12/01/26)	35	37,763
5.70%, 06/15/28 (Call 12/15/27)	25	27,188
Winnebago Industries Inc., 6.25%, 07/15/28 (Call 06/30/23)(a)	50	54,063

		1,293,377

Home Furnishings — 0.2%
Tempur Sealy International Inc.
3.88%, 10/15/31 (Call 10/15/26)(a)	85	84,231
4.00%, 04/15/29 (Call 04/15/24)(a)	115	116,818

		201,049

Household Products & Wares — 0.2%
ACCO Brands Corp., 4.25%, 03/15/29 (Call 03/15/24)(a)	60	59,325
Central Garden & Pet Co.
4.13%, 10/15/30 (Call 10/15/25)	50	50,373
4.13%, 04/30/31 (Call 04/30/26)(a)	45	45,000
5.13%, 02/01/28 (Call 01/01/23)	50	52,375

		207,073

Housewares — 0.6%
Newell Brands Inc.
4.35%, 04/01/23 (Call 02/01/23)	115	119,765
4.70%, 04/01/26 (Call 01/01/26)	230	251,882
4.88%, 06/01/25 (Call 05/01/25)	50	54,767
5.88%, 04/01/36 (Call 10/01/35)	50	60,625
6.00%, 04/01/46 (Call 10/01/45)	75	94,192

		581,231

Insurance — 0.8%
Assurant Inc., 7.00%, 03/27/48 (Call 03/27/28)(d)	60	69,742
Enstar Finance LLC, 5.75%, 09/01/40 (Call 09/01/25)(d)	50	52,750
Global Atlantic Fin Co., 4.70%, 10/15/51 (Call 07/15/26)(a)(d)	100	103,030
Liberty Mutual Group Inc.
4.30%, 02/01/61 (Call 02/03/26)(a)	150	139,875
7.80%, 03/07/87(a)	25	35,212
MGIC Investment Corp., 5.25%, 08/15/28 (Call 08/15/23)	75	79,795
NMI Holdings Inc., 7.38%, 06/01/25 (Call 03/30/25)(a)(b)	50	57,448
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)	50	53,000
4.88%, 03/15/27 (Call 09/15/26)	60	65,475
6.63%, 03/15/25 (Call 09/15/24)	50	55,625

		711,952

Security	Par (000)	Value

Internet — 0.8%
Cogent Communications Group Inc., 3.50%, 05/01/26 (Call 02/01/26)(a)	$75	$75,750
Go Daddy Operating Co. LLC/GD Finance Co. Inc.
3.50%, 03/01/29 (Call 03/01/24)(a)	100	96,750
5.25%, 12/01/27 (Call 06/01/22)(a)	60	62,250
Match Group Holdings II LLC
3.63%, 10/01/31 (Call 10/01/26)(a)	60	58,244
4.13%, 08/01/30 (Call 05/01/25)(a)	60	61,725
4.63%, 06/01/28 (Call 06/01/23)(a)	50	51,954
5.00%, 12/15/27 (Call 12/15/22)(a)	50	52,125
5.63%, 02/15/29 (Call 02/15/24)(a)	35	37,450
NortonLifeLock Inc., 5.00%, 04/15/25 (Call 04/15/22)(a)	125	125,938
Twitter Inc., 3.88%, 12/15/27 (Call 09/15/27)(a)	95	99,908

		722,094

Iron & Steel — 0.6%
Carpenter Technology Corp., 6.38%, 07/15/28 (Call 07/15/23)	45	47,597
Cleveland-Cliffs Inc.
4.63%, 03/01/29 (Call 03/01/24)(a)	25	25,906
4.88%, 03/01/31 (Call 03/01/26)(a)	25	26,031
6.75%, 03/15/26 (Call 03/04/23)(a)	125	133,125
9.88%, 10/17/25 (Call 10/17/22)(a)	100	114,500
Commercial Metals Co.
3.88%, 02/15/31 (Call 02/15/26)	35	34,650
4.88%, 05/15/23 (Call 02/15/23)	90	93,398
Mineral Resources Ltd., 8.13%, 05/01/27 (Call 05/01/22)(a)	70	75,574

		550,781

Leisure Time — 0.6%
Carnival Corp., 4.00%, 08/01/28 (Call 05/01/28)(a)	285	285,000
Royal Caribbean Cruises Ltd.
10.88%, 06/01/23 (Call 03/01/23)(a)	115	128,656
11.50%, 06/01/25 (Call 06/01/22)(a)	168	191,205

		604,861

Lodging — 1.2%
Hilton Domestic Operating Co. Inc.
3.63%, 02/15/32 (Call 08/15/26)(a)	180	175,610
3.75%, 05/01/29 (Call 05/01/24)(a)	85	85,000
4.00%, 05/01/31 (Call 05/01/26)(a)(b)	110	110,526
4.88%, 01/15/30 (Call 01/15/25)	125	133,435
5.38%, 05/01/25 (Call 05/01/22)(a)	50	52,122
5.75%, 05/01/28 (Call 05/01/23)(a)	75	80,531
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 04/01/22)	40	41,400
Marriott Ownership Resorts Inc., 6.13%, 09/15/25 (Call 05/15/22)(a)	37	38,831
Travel + Leisure Co.
3.90%, 03/01/23 (Call 12/01/22)	50	51,638
4.63%, 03/01/30 (Call 12/01/29)(a)	50	51,881
5.65%, 04/01/24 (Call 02/01/24)	50	54,177
6.00%, 04/01/27 (Call 01/01/27)	35	38,063
6.60%, 10/01/25 (Call 07/01/25)	25	27,900
6.63%, 07/31/26 (Call 04/30/26)(a)	70	78,168
Wyndham Hotels & Resorts Inc., 4.38%, 08/15/28 (Call 08/15/23)(a)	75	77,479

		1,096,761

Machinery — 0.3%
Colfax Corp., 6.38%, 02/15/26 (Call 02/15/22)(a)	31	32,240
GrafTech Finance Inc., 4.63%, 12/15/28 (Call 12/15/23)(a)	75	75,750
Mueller Water Products Inc., 4.00%, 06/15/29 (Call 06/15/24)(a)	55	55,894
Stevens Holding Co. Inc., 6.13%, 10/01/26 (Call 10/01/23)(a)	50	53,875

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2021	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
Weir Group PLC (The), 2.20%, 05/13/26 (Call 04/13/26)(a)	$100	$99,348

		317,107

Manufacturing — 0.4%
Amsted Industries Inc.
4.63%, 05/15/30 (Call 05/15/25)(a)	50	51,375
5.63%, 07/01/27 (Call 07/01/22)(a)	50	52,000
EnPro Industries Inc., 5.75%, 10/15/26 (Call 10/15/22)	25	26,156
Hillenbrand Inc.
3.75%, 03/01/31 (Call 03/01/26)	40	39,100
5.00%, 09/15/26 (Call 07/15/26)(b)	50	55,937
5.75%, 06/15/25 (Call 06/15/22)	50	52,688
Trinity Industries Inc., 4.55%, 10/01/24 (Call 07/01/24)	67	71,010

		348,266

Media — 6.9%
AMC Networks Inc.
4.25%, 02/15/29 (Call 02/15/24)	110	108,350
4.75%, 08/01/25 (Call 08/01/22)	100	102,500
5.00%, 04/01/24 (Call 04/01/22)	55	55,619
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%, 02/01/31 (Call 07/01/25)(a)	250	248,875
4.25%, 01/15/34 (Call 01/15/28)(a)	125	121,226
4.50%, 08/15/30 (Call 02/15/25)(a)	200	203,576
4.50%, 05/01/32 (Call 05/01/26)	210	210,993
4.50%, 06/01/33 (Call 06/01/27)(a)	140	139,650
4.75%, 03/01/30 (Call 09/01/24)(a)	250	258,125
5.00%, 02/01/28 (Call 08/01/22)(a)	200	208,000
5.13%, 05/01/27 (Call 05/01/22)(a)	275	284,969
5.38%, 06/01/29 (Call 06/01/24)(a)(b)	125	134,313
5.50%, 05/01/26 (Call 05/01/22)(a)	55	56,815
CSC Holdings LLC
3.38%, 02/15/31 (Call 02/15/26)(a)	50	45,538
4.13%, 12/01/30 (Call 12/01/25)(a)	150	143,625
4.50%, 11/15/31 (Call 11/15/26)(a)	200	193,780
5.38%, 02/01/28 (Call 02/01/23)(a)(b)	100	103,000
5.50%, 04/15/27 (Call 04/15/22)(a)	150	154,875
6.50%, 02/01/29 (Call 02/01/24)(a)	200	214,500
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., 5.88%, 08/15/27 (Call 08/15/23)(a)(b)	250	259,162
Gannett Holdings LLC, 6.00%, 11/01/26 (Call 11/01/23)(a)	50	49,888
LCPR Senior Secured Financing DAC, 5.13%, 07/15/29 (Call 07/15/24)(a)	150	151,125
Meredith Corp., 6.50%, 07/01/25 (Call 07/01/22)	50	53,385
News Corp., 3.88%, 05/15/29 (Call 05/15/24)(a)	125	126,875
Quebecor Media Inc., 5.75%, 01/15/23	100	105,250
Scripps Escrow II Inc., 3.88%, 01/15/29 (Call 01/15/24)(a)(b)	50	49,750
Sinclair Television Group Inc., 4.13%, 12/01/30 (Call 12/01/25)(a)	115	109,538
Sirius XM Radio Inc.
3.13%, 09/01/26 (Call 09/01/23)(a)	105	105,131
3.88%, 09/01/31 (Call 09/01/26)(a)	165	158,504
4.00%, 07/15/28 (Call 07/15/24)(a)	220	221,584
4.13%, 07/01/30 (Call 07/01/25)(a)	175	174,219
5.00%, 08/01/27 (Call 08/01/22)(a)	200	208,750
5.50%, 07/01/29 (Call 07/01/24)(a)	140	151,025
TEGNA Inc.
4.63%, 03/15/28 (Call 03/15/23)(b)	100	100,875
4.75%, 03/15/26 (Call 03/15/23)(a)	50	52,065
5.00%, 09/15/29 (Call 09/15/24)	125	126,553

Security	Par (000)	Value

Media (continued)
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28 (Call 12/01/22)(a)	$200	$208,600
UPC Broadband Finco BV, 4.88%, 07/15/31 (Call 07/15/26)(a)	125	127,081
ViacomCBS Inc., 6.25%, 02/28/57 (Call 02/28/27)(d)	60	68,596
Videotron Ltd.
3.63%, 06/15/29 (Call 06/15/24)(a)	50	50,250
5.13%, 04/15/27 (Call 04/15/22)(a)	75	77,531
5.38%, 06/15/24 (Call 03/15/24)(a)	75	80,531
Virgin Media Secured Finance PLC
4.50%, 08/15/30 (Call 08/15/25)(a)(b)	150	149,812
5.50%, 05/15/29 (Call 05/15/24)(a)	175	184,653
Ziggo BV
4.88%, 01/15/30 (Call 10/15/24)(a)	100	101,688
5.50%, 01/15/27 (Call 01/15/22)(a)	201	206,025

		6,446,775

Mining — 2.5%
Alcoa Nederland Holding BV
4.13%, 03/31/29 (Call 03/31/24)(a)	100	103,997
5.50%, 12/15/27 (Call 06/15/23)(a)(b)	100	107,500
Arconic Corp.
6.00%, 05/15/25 (Call 05/15/22)(a)	75	78,469
6.13%, 02/15/28 (Call 02/15/23)(a)	110	115,913
FMG Resources August 2006 Pty Ltd.
4.38%, 04/01/31 (Call 01/01/31)(a)(b)	175	177,187
4.50%, 09/15/27 (Call 06/15/27)(a)	75	78,375
5.13%, 05/15/24 (Call 02/15/24)(a)	75	79,946
Freeport-McMoRan Inc.
3.88%, 03/15/23 (Call 12/15/22)	125	128,750
4.13%, 03/01/28 (Call 03/01/23)	85	87,975
4.25%, 03/01/30 (Call 03/01/25)	85	89,675
4.38%, 08/01/28 (Call 08/01/23)	100	104,122
4.55%, 11/14/24 (Call 08/14/24)	75	81,095
4.63%, 08/01/30 (Call 08/01/25)(b)	100	108,125
5.00%, 09/01/27 (Call 09/01/22)	75	78,281
5.25%, 09/01/29 (Call 09/01/24)	50	54,725
5.40%, 11/14/34 (Call 05/14/34)(b)	90	109,944
5.45%, 03/15/43 (Call 09/15/42)	200	251,600
Kaiser Aluminum Corp.
4.50%, 06/01/31 (Call 06/01/26)(a)	55	53,906
4.63%, 03/01/28 (Call 03/01/23)(a)(b)	75	75,915
Novelis Corp.
3.25%, 11/15/26 (Call 11/15/23)(a)	80	79,800
3.88%, 08/15/31 (Call 08/15/26)(a)	75	73,223
4.75%, 01/30/30 (Call 01/30/25)(a)	200	208,000
Perenti Finance Pty Ltd., 6.50%, 10/07/25 (Call 10/07/22)(a)(b)	50	51,868

		2,378,391

Office & Business Equipment — 0.8%
CDW LLC/CDW Finance Corp.
3.25%, 02/15/29 (Call 08/15/23)	75	76,050
4.25%, 04/01/28 (Call 10/01/22)	75	77,625
5.50%, 12/01/24 (Call 06/01/24)	79	86,505
Pitney Bowes Inc.
6.88%, 03/15/27 (Call 03/15/24)(a)(b)	40	41,400
7.25%, 03/15/29 (Call 03/15/24)(a)	50	51,625
Xerox Corp.
3.80%, 05/15/24(b)	50	51,938
4.38%, 03/15/23 (Call 02/15/23)	100	103,167
4.80%, 03/01/35	25	24,938
6.75%, 12/15/39	50	54,398

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Office & Business Equipment (continued)
Xerox Holdings Corp.
5.00%, 08/15/25 (Call 07/15/25)(a)	$75	$77,906
5.50%, 08/15/28 (Call 07/15/28)(a)	75	75,844

		721,396

Oil & Gas — 7.8%
Antero Resources Corp.
5.38%, 03/01/30 (Call 03/01/25)(a)	75	79,387
7.63%, 02/01/29 (Call 02/01/24)(a)	75	83,062
8.38%, 07/15/26 (Call 01/15/24)(a)	25	28,125
Apache Corp.
4.25%, 01/15/30 (Call 10/15/29)	50	53,125
4.38%, 10/15/28 (Call 07/15/28)	75	80,612
4.63%, 11/15/25 (Call 08/15/25)	75	80,849
4.75%, 04/15/43 (Call 10/15/42)	55	60,225
4.88%, 11/15/27 (Call 05/15/27)	50	54,250
5.10%, 09/01/40 (Call 03/01/40)	160	179,304
5.35%, 07/01/49 (Call 01/01/49)	75	86,104
6.00%, 01/15/37	50	60,968
Bonanza Creek Energy Inc., 5.00%, 10/15/26 (Call 10/15/23)(a)	50	50,510
CNX Resources Corp.
6.00%, 01/15/29 (Call 01/15/24)(a)	60	63,300
7.25%, 03/14/27 (Call 03/14/22)(a)	80	85,060
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)	100	105,000
4.38%, 01/15/28 (Call 10/15/27)	125	136,406
4.50%, 04/15/23 (Call 01/15/23)	70	72,794
4.90%, 06/01/44 (Call 12/01/43)	85	96,445
5.75%, 01/15/31 (Call 07/15/30)(a)(b)	175	209,562
CrownRock LP/CrownRock Finance Inc.
5.00%, 05/01/29 (Call 05/01/24)(a)	50	51,500
5.63%, 10/15/25 (Call 10/15/22)(a)	150	153,375
Endeavor Energy Resources LP/EER Finance Inc.
5.75%, 01/30/28 (Call 01/30/23)(a)	125	131,250
6.63%, 07/15/25 (Call 07/15/22)(a)	85	89,636
EQT Corp.
3.13%, 05/15/26 (Call 05/15/23)(a)	60	60,450
3.63%, 05/15/31 (Call 11/15/30)(a)(b)	70	71,488
3.90%, 10/01/27 (Call 07/01/27)(b)	140	149,450
5.00%, 01/15/29 (Call 07/15/28)	50	55,547
6.63%, 02/01/25 (Call 01/01/25)	125	140,625
7.50%, 02/01/30 (Call 11/01/29)	75	96,015
Harbour Energy PLC, 5.50%, 10/15/26 (Call 10/15/23)(a)	50	49,932
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 02/01/29 (Call 02/01/24)(a)	90	91,350
6.00%, 02/01/31 (Call 02/01/26)(a)	55	56,451
6.25%, 11/01/28 (Call 11/01/23)(a)	75	76,973
MEG Energy Corp., 6.50%, 01/15/25 (Call 01/15/22)(a)	30	30,713
Murphy Oil Corp.
5.75%, 08/15/25 (Call 08/15/22)	85	87,125
5.88%, 12/01/27 (Call 12/01/22)	60	62,475
6.38%, 07/15/28 (Call 07/15/24)	50	52,815
6.38%, 12/01/42 (Call 06/01/42)	50	50,772
6.88%, 08/15/24 (Call 08/15/22)	44	44,867
7.05%, 05/01/29	25	28,250
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (Call 05/15/22)(a)	100	102,250
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 08/15/22)	25	25,280
2.90%, 08/15/24 (Call 06/15/24)	100	101,870
3.00%, 02/15/27 (Call 11/15/26)	50	50,000

Security	Par (000)	Value

Oil & Gas (continued)
3.20%, 08/15/26 (Call 06/15/26)	$50	$50,625
3.40%, 04/15/26 (Call 01/15/26)	75	76,526
3.50%, 06/15/25 (Call 03/15/25)	50	51,750
3.50%, 08/15/29 (Call 05/15/29)(b)	100	101,500
4.10%, 02/15/47 (Call 08/15/46)	50	48,750
4.20%, 03/15/48 (Call 09/15/47)	50	48,727
4.30%, 08/15/39 (Call 02/15/39)	60	60,300
4.40%, 04/15/46 (Call 10/15/45)	100	101,177
4.40%, 08/15/49 (Call 02/15/49)	50	49,985
4.50%, 07/15/44 (Call 01/15/44)	50	50,500
4.63%, 06/15/45 (Call 12/15/44)	50	51,750
5.50%, 12/01/25 (Call 09/01/25)	60	66,000
5.55%, 03/15/26 (Call 12/15/25)	75	82,781
5.88%, 09/01/25 (Call 06/01/25)	50	55,500
6.13%, 01/01/31 (Call 07/01/30)(b)	90	107,775
6.20%, 03/15/40	50	60,578
6.38%, 09/01/28 (Call 03/01/28)	35	41,025
6.45%, 09/15/36	110	139,975
6.60%, 03/15/46 (Call 09/15/45)	50	63,976
6.63%, 09/01/30 (Call 03/01/30)(b)	95	116,247
6.95%, 07/01/24	50	56,250
7.50%, 05/01/31	75	97,643
7.95%, 06/15/39	25	33,375
8.00%, 07/15/25 (Call 04/15/25)	25	29,500
8.50%, 07/15/27 (Call 01/15/27)	25	31,125
8.88%, 07/15/30 (Call 01/15/30)(b)	35	47,425
Ovintiv Exploration Inc.
5.38%, 01/01/26 (Call 10/01/25)	60	66,821
5.63%, 07/01/24	120	132,126
Ovintiv Inc.
6.50%, 08/15/34	65	87,714
6.50%, 02/01/38	50	67,798
6.63%, 08/15/37	50	67,938
7.20%, 11/01/31	50	66,977
7.38%, 11/01/31	60	81,247
8.13%, 09/15/30	50	68,593
Parkland Corp.
4.50%, 10/01/29 (Call 10/01/24)(a)	90	90,562
5.88%, 07/15/27 (Call 07/15/22)(a)	75	79,219
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25 (Call 05/15/22)(a)(b)	140	135,800
PDC Energy Inc.
5.75%, 05/15/26 (Call 05/15/22)	85	87,444
6.13%, 09/15/24 (Call 09/15/22)	50	50,688
Southwestern Energy Co.
5.38%, 02/01/29 (Call 02/01/24)(a)	75	79,125
5.38%, 03/15/30 (Call 03/15/25)	180	189,896
6.45%, 01/23/25 (Call 10/23/24)	100	109,000
7.75%, 10/01/27 (Call 10/01/22)	50	53,688
8.38%, 09/15/28 (Call 09/15/23)	50	55,750
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29 (Call 05/15/24)	95	96,069
4.50%, 04/30/30 (Call 04/30/25)(a)	98	98,864
5.88%, 03/15/28 (Call 03/15/23)	50	52,928
6.00%, 04/15/27 (Call 04/15/22)	75	78,562
Viper Energy Partners LP, 5.38%, 11/01/27 (Call 11/01/22)(a)	75	78,187

		7,271,308

Oil & Gas Services — 0.1%
TechnipFMC PLC, 6.50%, 02/01/26 (Call 02/01/23)(a)	100	106,635

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2021	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers — 1.9%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/28 (Call 05/15/24)(a)	$100	$97,875
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 08/15/26 (Call 08/15/22)(a)	50	51,002
5.25%, 04/30/25 (Call 04/30/22)(a)	125	130,000
Ball Corp.
2.88%, 08/15/30 (Call 05/15/30)	165	158,606
3.13%, 09/15/31 (Call 06/15/31)	95	92,387
4.00%, 11/15/23	100	104,875
4.88%, 03/15/26 (Call 12/15/25)	75	82,219
5.25%, 07/01/25	105	117,057
Berry Global Inc.
4.50%, 02/15/26 (Call 02/15/22)(a)(b)	30	30,450
5.63%, 07/15/27 (Call 07/15/22)(a)	75	78,552
Cascades Inc./Cascades USA Inc.
5.13%, 01/15/26 (Call 01/15/23)(a)	50	52,750
5.38%, 01/15/28 (Call 01/15/23)(a)	75	78,469
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	50	53,282
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 02/01/22)	100	103,030
Graphic Packaging International LLC
3.50%, 03/15/28(a)	50	50,375
3.50%, 03/01/29 (Call 09/01/28)(a)	50	49,500
4.75%, 07/15/27 (Call 04/15/27)(a)	50	53,812
Sealed Air Corp.
4.00%, 12/01/27 (Call 09/01/27)(a)	50	52,250
5.13%, 12/01/24 (Call 09/01/24)(a)	50	53,875
5.25%, 04/01/23 (Call 01/01/23)(a)	50	52,275
5.50%, 09/15/25 (Call 06/15/25)(a)	50	55,250
6.88%, 07/15/33(a)	35	44,888
Silgan Holdings Inc., 4.13%, 02/01/28 (Call 10/01/22)	85	86,381
TriMas Corp., 4.13%, 04/15/29 (Call 04/15/24)(a)	50	50,625

		1,779,785

Pharmaceuticals — 1.5%
180 Medical Inc., 3.88%, 10/15/29 (Call 10/07/24)(a)	50	50,282
Bausch Health Companies Inc.
4.88%, 06/01/28 (Call 06/01/24)(a)	175	180,215
5.50%, 11/01/25 (Call 11/01/21)(a)	190	193,053
5.75%, 08/15/27 (Call 08/15/22)(a)	75	78,524
Elanco Animal Health Inc.
5.27%, 08/28/23 (Call 07/28/23)	75	79,860
5.90%, 08/28/28 (Call 05/28/28)	75	87,649
Jazz Securities DAC, 4.38%, 01/15/29 (Call 07/15/24)(a)	175	179,812
Organon & Co./Organon Foreign Debt Co-Issuer BV, 4.13%, 04/30/28 (Call 04/30/24)(a)	225	228,094
Perrigo Finance Unlimited Co.
3.15%, 06/15/30 (Call 03/15/30)	200	201,631
4.38%, 03/15/26 (Call 12/15/25)	100	106,759

		1,385,879

Pipelines — 7.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/29 (Call 06/15/24)(a)	25	26,124
5.75%, 01/15/28 (Call 01/15/23)(a)	25	26,156
7.88%, 05/15/26 (Call 05/15/23)(a)	50	54,687
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	70	71,762
4.13%, 03/01/25 (Call 02/01/25)(a)	70	71,750
4.13%, 12/01/27 (Call 09/01/27)	50	50,375

Security	Par (000)	Value

Pipelines (continued)
4.35%, 10/15/24 (Call 07/15/24)	$25	$26,151
4.50%, 03/01/28 (Call 12/01/27)(a)	60	59,250
5.60%, 10/15/44 (Call 04/15/44)	35	33,950
5.85%, 11/15/43 (Call 05/15/43)	50	49,295
Cheniere Energy Inc., 4.63%, 10/15/28 (Call 10/15/23)(b)	232	243,298
Cheniere Energy Partners LP
3.25%, 01/31/32 (Call 01/31/27)(a)	145	143,724
4.00%, 03/01/31 (Call 03/01/26)(a)	165	171,603
4.50%, 10/01/29 (Call 10/01/24)	175	186,844
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/27 (Call 05/01/22)(a)	50	51,188
5.75%, 04/01/25 (Call 04/01/22)	75	76,918
6.00%, 02/01/29 (Call 02/01/24)(a)	100	103,636
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	75	77,344
5.13%, 05/15/29 (Call 02/15/29)	75	84,939
5.38%, 07/15/25 (Call 04/15/25)	100	110,500
5.60%, 04/01/44 (Call 10/01/43)	50	60,000
5.63%, 07/15/27 (Call 04/15/27)(b)	50	57,048
5.85%, 05/21/43 (Call 05/21/23)(a)(d)	70	65,240
6.45%, 11/03/36(a)	25	32,250
6.75%, 09/15/37(a)	50	66,854
8.13%, 08/16/30	25	33,875
DT Midstream Inc.
4.13%, 06/15/29 (Call 06/15/24)(a)	135	135,965
4.38%, 06/15/31 (Call 06/15/26)(a)	95	96,250
EnLink Midstream LLC
5.38%, 06/01/29 (Call 03/01/29)	50	51,750
5.63%, 01/15/28 (Call 07/15/27)(a)	50	53,017
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	100	104,388
4.40%, 04/01/24 (Call 01/01/24)	85	88,825
4.85%, 07/15/26 (Call 04/15/26)	60	62,400
5.05%, 04/01/45 (Call 10/01/44)	50	47,625
5.45%, 06/01/47 (Call 12/01/46)	60	60,000
5.60%, 04/01/44 (Call 10/01/43)	25	24,523
EQM Midstream Partners LP
4.00%, 08/01/24 (Call 05/01/24)	50	51,875
4.13%, 12/01/26 (Call 09/01/26)	50	51,438
4.50%, 01/15/29 (Call 07/15/28)(a)	100	102,875
4.75%, 07/15/23 (Call 06/15/23)	80	84,209
4.75%, 01/15/31 (Call 07/15/30)(a)	140	144,945
5.50%, 07/15/28 (Call 04/15/28)	85	93,622
6.00%, 07/01/25 (Call 04/01/25)(a)	100	108,500
6.50%, 07/01/27 (Call 01/01/27)(a)	75	83,437
6.50%, 07/15/48 (Call 01/15/48)	60	71,365
Harvest Midstream I LP, 7.50%, 09/01/28 (Call 09/01/23)(a)	90	94,500
Hess Midstream Operations LP
4.25%, 02/15/30 (Call 02/15/25)(a)	70	70,000
5.13%, 06/15/28 (Call 06/15/23)(a)(b)	74	76,864
5.63%, 02/15/26 (Call 02/15/22)(a)	100	103,625
Holly Energy Partners LP/Holly Energy Finance Corp., 5.00%, 02/01/28 (Call 02/01/23)(a)	50	50,125
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Call 10/15/22)(a)	60	61,950
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)	50	52,437
5.75%, 10/01/25 (Call 07/01/25)	75	80,250
6.00%, 06/01/26 (Call 03/01/26)	50	53,125

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
6.38%, 10/01/30 (Call 04/01/30)	$70	$76,716
Rattler Midstream LP, 5.63%, 07/15/25 (Call 07/15/22)(a)	50	52,250
Rockies Express Pipeline LLC
3.60%, 05/15/25 (Call 04/15/25)(a)	50	52,055
4.80%, 05/15/30 (Call 02/15/30)(a)	25	26,625
4.95%, 07/15/29 (Call 04/15/29)(a)	60	64,200
6.88%, 04/15/40(a)	50	56,625
7.50%, 07/15/38(a)	45	51,413
Southeast Supply Header LLC, 4.25%, 06/15/24 (Call 03/15/24)(a)	50	52,063
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 01/15/28 (Call 01/15/23)(a)(b)	75	75,272
6.00%, 03/01/27 (Call 03/01/23)(a)	50	51,813
6.00%, 12/31/30 (Call 12/31/25)(a)	90	90,020
6.00%, 09/01/31 (Call 09/01/26)(a)	50	49,188
7.50%, 10/01/25 (Call 10/01/22)(a)	80	86,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00%, 01/15/32 (Call 07/15/26)(a)	120	123,836
4.88%, 02/01/31 (Call 02/01/26)	125	134,779
5.00%, 01/15/28 (Call 01/15/23)	80	84,187
5.38%, 02/01/27 (Call 02/01/22)	50	51,750
5.50%, 03/01/30 (Call 03/01/25)	100	109,904
5.88%, 04/15/26 (Call 04/15/22)	95	99,187
6.50%, 07/15/27 (Call 07/15/22)	85	91,056
6.88%, 01/15/29 (Call 01/15/24)	85	95,200
Venture Global Calcasieu Pass LLC
3.88%, 08/15/29 (Call 02/15/29)(a)	125	127,187
4.13%, 08/15/31 (Call 02/15/31)(a)	150	155,242
Western Midstream Operating LP
3.95%, 06/01/25 (Call 03/01/25)	55	57,932
4.35%, 02/01/25 (Call 01/01/25)	85	89,037
4.50%, 03/01/28 (Call 12/01/27)	50	54,125
4.65%, 07/01/26 (Call 04/01/26)	50	54,000
4.75%, 08/15/28 (Call 05/15/28)	50	55,010
5.30%, 02/01/30 (Call 11/01/29)	125	137,031
5.30%, 03/01/48 (Call 09/01/47)	80	93,200
5.45%, 04/01/44 (Call 10/01/43)	75	88,009
5.50%, 08/15/48 (Call 02/15/48)(b)	50	59,689
6.50%, 02/01/50 (Call 08/01/49)	100	119,698

		6,859,445

Real Estate — 0.6%
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28 (Call 05/18/23)(a)	75	80,062
Howard Hughes Corp. (The)
4.13%, 02/01/29 (Call 02/01/24)(a)	80	80,081
4.38%, 02/01/31 (Call 02/01/26)(a)	75	75,017
5.38%, 08/01/28 (Call 08/01/23)(a)	75	78,656
Kennedy-Wilson Inc.
4.75%, 03/01/29 (Call 03/01/24)	55	56,100
4.75%, 02/01/30 (Call 09/01/24)	70	70,438
5.00%, 03/01/31 (Call 03/01/26)	75	76,312
Newmark Group Inc., 6.13%, 11/15/23 (Call 10/15/23)	75	81,000

		597,666

Real Estate Investment Trusts — 4.8%
American Finance Trust Inc./American Finance Operating Partner LP, 4.50%, 09/30/28 (Call 06/30/28)(a)	55	55,000
Apollo Commercial Real Estate Finance Inc., 4.63%, 06/15/29 (Call 06/15/24)(a)	50	48,125

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Blackstone Mortgage Trust Inc., 3.75%, 01/15/27 (Call 10/15/26)(a)	$50	$49,743
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL
4.50%, 04/01/27 (Call 10/01/23)(a)	95	92,625
5.75%, 05/15/26 (Call 05/15/22)(a)	100	103,450
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28 (Call 03/30/28)(a)	25	25,375
Diversified Healthcare Trust
4.38%, 03/01/31 (Call 09/01/30)	60	57,975
9.75%, 06/15/25 (Call 06/15/22)	95	103,194
Global Net Lease Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (Call 09/15/27)(a)	75	74,126
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/26 (Call 03/15/26)(a)	110	109,037
3.75%, 09/15/30(a)	50	49,688
6.00%, 04/15/25 (Call 04/15/22)(a)	50	52,073
Iron Mountain Inc.
4.50%, 02/15/31 (Call 02/15/26)(a)(b)	135	136,350
4.88%, 09/15/27 (Call 09/15/22)(a)	100	103,064
4.88%, 09/15/29 (Call 09/15/24)(a)	110	113,641
5.00%, 07/15/28 (Call 07/15/23)(a)	50	51,500
5.25%, 03/15/28 (Call 12/27/22)(a)	100	104,250
5.25%, 07/15/30 (Call 07/15/25)(a)	150	156,631
5.63%, 07/15/32 (Call 07/15/26)(a)	75	79,875
iStar Inc.
4.25%, 08/01/25 (Call 05/01/25)	50	51,250
4.75%, 10/01/24 (Call 07/01/24)	95	100,367
5.50%, 02/15/26 (Call 08/15/22)	50	51,938
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/27 (Call 02/01/23)(a)	75	75,374
4.75%, 06/15/29 (Call 06/15/24)(a)	70	70,525
5.25%, 10/01/25 (Call 10/01/22)(a)	40	40,300
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
3.88%, 02/15/29 (Call 11/15/28)(a)	100	105,902
4.50%, 09/01/26 (Call 06/01/26)	100	108,475
4.50%, 01/15/28 (Call 10/15/27)	50	54,125
4.63%, 06/15/25 (Call 03/15/25)(a)	125	134,375
5.63%, 05/01/24 (Call 02/01/24)	150	162,727
5.75%, 02/01/27 (Call 11/01/26)	110	125,400
MPT Operating Partnership LP/MPT Finance Corp.
3.50%, 03/15/31 (Call 03/15/26)	135	136,026
4.63%, 08/01/29 (Call 08/01/24)	100	105,750
5.00%, 10/15/27 (Call 09/07/22)	160	168,432
5.25%, 08/01/26 (Call 08/01/22)	55	56,650
RLJ Lodging Trust LP
3.75%, 07/01/26 (Call 07/01/23)(a)	65	65,650
4.00%, 09/15/29 (Call 09/15/24)(a)	50	49,903
Service Properties Trust
3.95%, 01/15/28 (Call 07/15/27)(b)	50	46,500
4.35%, 10/01/24 (Call 09/01/24)	95	95,736
4.38%, 02/15/30 (Call 08/15/29)	35	32,988
4.50%, 06/15/23 (Call 12/15/22)	50	51,000
4.50%, 03/15/25 (Call 09/15/24)	25	25,008
4.65%, 03/15/24 (Call 09/15/23)	50	50,438
4.75%, 10/01/26 (Call 08/01/26)	50	49,450
4.95%, 02/15/27 (Call 08/15/26)	50	49,250
4.95%, 10/01/29 (Call 07/01/29)	60	57,750

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2021	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
5.25%, 02/15/26 (Call 08/15/25)	$50	$50,500
5.50%, 12/15/27 (Call 09/15/27)(b)	40	41,837
7.50%, 09/15/25 (Call 06/15/25)	75	83,002
Starwood Property Trust Inc., 3.63%, 07/15/26 (Call 01/15/26)(a)	65	65,000
VICI Properties LP/VICI Note Co. Inc.
3.50%, 02/15/25 (Call 02/15/22)(a)	75	76,312
3.75%, 02/15/27 (Call 02/15/23)(a)(b)	75	77,062
4.13%, 08/15/30 (Call 02/15/25)(a)	120	126,000
4.25%, 12/01/26 (Call 12/01/22)(a)	153	158,482
4.63%, 12/01/29 (Call 12/01/24)(a)(b)	125	133,359

		4,498,565

Retail — 3.9%
1011778 BC ULC/New Red Finance Inc.
3.50%, 02/15/29 (Call 02/15/24)(a)	95	92,150
3.88%, 01/15/28 (Call 09/15/22)(a)	185	184,552
5.75%, 04/15/25 (Call 04/15/22)(a)	50	51,938
Abercrombie & Fitch Management Co., 8.75%, 07/15/25 (Call 07/15/22)(a)	25	26,875
Asbury Automotive Group Inc.
4.50%, 03/01/28 (Call 03/01/23)	60	61,050
4.75%, 03/01/30 (Call 03/01/25)	50	51,000
Bath & Body Works Inc.
5.25%, 02/01/28	50	53,900
6.63%, 10/01/30 (Call 10/01/25)(a)	125	139,844
6.69%, 01/15/27	25	28,375
6.75%, 07/01/36	75	90,030
6.88%, 11/01/35	115	139,718
7.50%, 06/15/29 (Call 06/15/24)	50	56,475
9.38%, 07/01/25(a)	50	62,000
FirstCash Inc., 4.63%, 09/01/28 (Call 09/01/23)(a)	75	77,344
Foot Locker Inc., 4.00%, 10/01/29 (Call 10/01/24)(a)	50	49,571
Gap Inc. (The)
3.63%, 10/01/29 (Call 10/01/24)(a)	100	98,000
3.88%, 10/01/31 (Call 10/01/26)(a)	75	73,500
Group 1 Automotive Inc., 4.00%, 08/15/28 (Call 08/15/23)(a)	95	95,019
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 06/01/22)(a)	85	87,975
Lithia Motors Inc.
3.88%, 06/01/29 (Call 06/01/24)(a)	100	103,625
4.38%, 01/15/31 (Call 10/15/25)(a)	60	63,895
4.63%, 12/15/27 (Call 12/15/22)(a)	50	52,862
Macy’s Retail Holdings LLC
4.30%, 02/15/43 (Call 08/15/42)	25	21,468
4.50%, 12/15/34 (Call 06/15/34)	50	48,916
5.13%, 01/15/42 (Call 07/15/41)	25	23,375
5.88%, 04/01/29 (Call 04/01/24)(a)	75	79,926
Murphy Oil USA Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	60	59,025
4.75%, 09/15/29 (Call 09/15/24)	50	52,673
5.63%, 05/01/27 (Call 05/01/22)	35	36,356
Nordstrom Inc.
2.30%, 04/08/24 (Call 04/08/22)	25	25,123
4.00%, 03/15/27 (Call 12/15/26)	50	51,375
4.25%, 08/01/31 (Call 05/01/31)	50	49,983
4.38%, 04/01/30 (Call 01/01/30)	50	50,873
5.00%, 01/15/44 (Call 07/15/43)	100	99,000
6.95%, 03/15/28(b)	50	58,562
Penske Automotive Group Inc., 3.75%, 06/15/29 (Call 06/15/24)	75	74,588
QVC Inc.
4.38%, 03/15/23	95	98,562

Security	Par (000)	Value

Retail (continued)
4.38%, 09/01/28 (Call 06/01/28)	$70	$71,575
4.45%, 02/15/25 (Call 11/15/24)	65	69,306
4.75%, 02/15/27 (Call 11/15/26)(b)	60	62,813
4.85%, 04/01/24	50	53,623
5.45%, 08/15/34 (Call 02/15/34)	85	88,825
Sonic Automotive Inc.
4.63%, 11/15/29 (Call 11/15/24)(a)	77	77,223
4.88%, 11/15/31 (Call 11/15/26)(a)	46	46,000
Superior Plus LP/Superior General Partner Inc., 4.50%, 03/15/29 (Call 03/15/24)(a)	85	86,929
Vivo Energy Investments BV, 5.13%, 09/24/27 (Call 09/24/23)(a)	50	52,775
Yum! Brands Inc.
3.63%, 03/15/31 (Call 12/15/30)	140	138,369
3.88%, 11/01/23 (Call 08/01/23)	50	52,250
4.63%, 01/31/32 (Call 10/01/26)	140	145,600
4.75%, 01/15/30 (Call 10/15/29)(a)	100	106,750
5.35%, 11/01/43 (Call 05/01/43)	25	27,750
6.88%, 11/15/37	25	31,500

		3,680,791

Semiconductors — 0.5%
Amkor Technology Inc., 6.63%, 09/15/27 (Call 03/15/22)(a)	50	53,175
ams AG, 7.00%, 07/31/25 (Call 07/31/22)(a)	50	52,938
Entegris Inc.
3.63%, 05/01/29 (Call 05/01/24)(a)(b)	55	55,413
4.38%, 04/15/28 (Call 04/15/23)(a)	25	25,906
Microchip Technology Inc., 4.25%, 09/01/25 (Call 09/01/22)	135	140,416
ON Semiconductor Corp., 3.88%, 09/01/28 (Call 09/01/23)(a)	100	101,125
Synaptics Inc., 4.00%, 06/15/29 (Call 06/15/24)(a)	50	50,500

		479,473

Software — 2.0%
Black Knight InfoServ LLC, 3.63%, 09/01/28 (Call 09/01/23)(a)	100	99,500
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)	75	78,072
5.00%, 10/15/24 (Call 07/15/24)	75	83,134
5.25%, 05/15/29 (Call 05/15/24)(a)	50	53,625
Dun & Bradstreet Corp. (The), 6.88%, 08/15/26 (Call 02/15/22)(a)	50	52,125
Fair Isaac Corp., 5.25%, 05/15/26 (Call 02/15/26)(a)	100	111,500
J2 Global Inc., 4.63%, 10/15/30 (Call 10/15/25)(a)	100	104,750
MSCI Inc.
3.25%, 08/15/33 (Call 08/15/27)(a)	80	80,309
3.63%, 09/01/30 (Call 03/01/25)(a)	110	112,750
3.63%, 11/01/31 (Call 11/01/26)(a)	75	77,250
3.88%, 02/15/31 (Call 06/01/25)(a)	100	103,160
4.00%, 11/15/29 (Call 11/15/24)(a)	110	114,950
Nuance Communications Inc., 5.63%, 12/15/26 (Call 12/15/21)	71	73,263
Open Text Corp.
3.88%, 02/15/28 (Call 02/15/23)(a)	100	100,750
5.88%, 06/01/26 (Call 06/01/22)(a)	100	103,250
Open Text Holdings Inc., 4.13%, 02/15/30 (Call 02/15/25)(a)(b)	100	101,660
PTC Inc.
3.63%, 02/15/25 (Call 02/15/22)(a)	50	50,814
4.00%, 02/15/28 (Call 02/15/23)(a)	50	50,687
ROBLOX Corp., 3.88%, 05/01/30 (Call 11/01/24)(a)	205	204,231
Twilio Inc.
3.63%, 03/15/29 (Call 03/15/24)(b)	65	65,650
3.88%, 03/15/31 (Call 03/15/26)	70	70,685

		1,892,115

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® BB Rated Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications — 7.9%
Embarq Corp., 8.00%, 06/01/36(b)	$155	$171,275
Hughes Satellite Systems Corp., 5.25%, 08/01/26	85	94,881
Koninklijke KPN NV, 7.00%, 03/28/73 (Call 03/28/23)(a)(d)	50	52,843
Level 3 Financing Inc.
3.63%, 01/15/29 (Call 01/15/24)(a)	105	99,352
3.75%, 07/15/29 (Call 01/15/24)(a)	100	94,500
4.25%, 07/01/28 (Call 07/01/23)(a)	160	158,182
4.63%, 09/15/27 (Call 09/15/22)(a)	125	128,125
5.25%, 03/15/26 (Call 03/15/22)	100	103,070
5.38%, 05/01/25 (Call 05/01/22)(b)	100	102,350
Lumen Technologies Inc.
4.00%, 02/15/27 (Call 02/15/23)(a)	140	140,700
4.50%, 01/15/29 (Call 01/15/24)(a)(b)	135	130,444
5.13%, 12/15/26 (Call 12/15/22)(a)	150	153,484
5.38%, 06/15/29 (Call 06/15/24)(a)	130	130,487
5.63%, 04/01/25 (Call 01/01/25)	50	53,688
Series G, 6.88%, 01/15/28	50	55,688
Series P, 7.60%, 09/15/39	50	55,167
Series U, 7.65%, 03/15/42	50	55,000
Series W, 6.75%, 12/01/23	50	54,876
Series Y, 7.50%, 04/01/24 (Call 01/01/24)	103	113,043
Millicom International Cellular SA
5.13%, 01/15/28 (Call 09/15/22)(a)(b)	90	93,915
6.25%, 03/25/29 (Call 04/25/24)(a)(b)	135	146,812
Nokia OYJ
4.38%, 06/12/27	45	48,375
6.63%, 05/15/39	60	80,700
Sprint Capital Corp.
6.88%, 11/15/28	250	316,110
8.75%, 03/15/32	180	269,415
Sprint Communications Inc., 6.00%, 11/15/22	225	236,020
Sprint Corp.
7.13%, 06/15/24	225	254,250
7.63%, 02/15/25 (Call 11/15/24)	140	162,750
7.63%, 03/01/26 (Call 11/01/25)	155	185,829
7.88%, 09/15/23	410	454,587
Switch Ltd.
3.75%, 09/15/28 (Call 09/15/23)(a)	75	74,625
4.13%, 06/15/29 (Call 06/15/24)(a)	50	50,250
Telecom Italia Capital SA
6.00%, 09/30/34	110	122,375
6.38%, 11/15/33	120	137,665
7.20%, 07/18/36	125	151,875
7.72%, 06/04/38	100	127,500
Telecom Italia SpA/Milano, 5.30%, 05/30/24(a)	175	186,375
T-Mobile USA Inc.
2.25%, 02/15/26 (Call 02/15/23)	110	110,550
2.25%, 02/15/26 (Call 02/15/23)(a)	85	85,425
2.63%, 04/15/26 (Call 04/15/23)	125	126,891
2.63%, 02/15/29 (Call 02/15/24)	125	123,906
2.88%, 02/15/31 (Call 02/15/26)	105	104,344
3.38%, 04/15/29 (Call 04/15/24)	130	133,575
3.38%, 04/15/29 (Call 04/15/24)(a)	110	113,025
3.50%, 04/15/31 (Call 04/15/26)	143	147,991
3.50%, 04/15/31 (Call 04/15/26)(a)	120	124,188
4.75%, 02/01/28 (Call 02/01/23)	175	184,625
5.38%, 04/15/27 (Call 04/15/22)	75	78,094
United States Cellular Corp., 6.70%, 12/15/33	65	80,896
ViaSat Inc., 5.63%, 04/15/27 (Call 04/15/22)(a)	50	52,000

Security	Par/ Shares (000)	Value

Telecommunications (continued)
Viavi Solutions Inc., 3.75%, 10/01/29 (Call 10/01/24)(a)	$50	$49,640
Vmed O2 UK Financing I PLC
4.25%, 01/31/31 (Call 01/31/26)(a)	150	146,041
4.75%, 07/15/31 (Call 07/15/26)(a)	100	100,500
Vodafone Group PLC
3.25%, 06/04/81 (Call 06/04/26)(d)	50	50,024
4.13%, 06/04/81 (Call 04/04/31)(d)	125	124,253
5.13%, 06/04/81 (Call 12/04/50)(d)	100	102,434
7.00%, 04/04/79 (Call 01/04/29)(d)	235	284,135

		7,369,120

Toys, Games & Hobbies — 0.2%
Mattel Inc.
3.38%, 04/01/26 (Call 04/01/23)(a)	65	66,867
3.75%, 04/01/29 (Call 04/01/24)(a)(b)	65	67,522
5.88%, 12/15/27 (Call 12/15/22)(a)(b)	75	80,625

		215,014

Transportation — 0.2%
Cargo Aircraft Management Inc., 4.75%, 02/01/28 (Call 02/01/23)(a)	100	101,875
First Student Bidco Inc./First Transit Parent Inc., 4.00%, 07/31/29 (Call 07/31/24)(a)	85	83,087

		184,962

Trucking & Leasing — 0.1%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25)(a)(d)	50	53,625

Total Corporate Bonds & Notes — 97.5% (Cost: $90,210,950)		91,215,826

Short-Term Investments

Money Market Funds — 9.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(f)(g)(h)	7,572	7,575,790
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(f)(g)	970	970,000

		8,545,790

Total Short-Term Investments — 9.1% (Cost: $8,545,790)		8,545,790

Total Investments in Securities — 106.6% (Cost: $98,756,740)		99,761,616

Other Assets, Less Liabilities — (6.6)%		(6,150,356)

Net Assets — 100.0%		$93,611,260

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Perpetual security with no stated maturity date.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2021	iShares® BB Rated Corporate Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$7,576,683	(a)	$—	$(893)	$—	$7,575,790	7,572	$8,653	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	640,000	330,000	(a)	—	—	—	970,000	970	249		—

					$(893)	$—	$8,545,790		$8,902		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$91,215,826	$—	$91,215,826
Money Market Funds	8,545,790	—	—	8,545,790

	$8,545,790	$91,215,826	$—	$99,761,616

See notes to financial statements.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® Convertible Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Convertible Bonds

Airlines — 2.4%
American Airlines Group Inc., 6.50%, 07/01/25	$6,945	$10,141,298
Copa Holdings SA, 4.50%, 04/15/25	2,000	3,223,940
GOL Equity Finance SA, 3.75%, 07/15/24(a)	3,125	2,702,406
JetBlue Airways Corp., 0.50%, 04/01/26(a)	5,200	5,022,056
Southwest Airlines Co., 1.25%, 05/01/25	15,455	21,722,157
Spirit Airlines Inc., 1.00%, 05/15/26	3,250	2,952,690

		45,764,547

Auto Manufacturers — 2.1%
Fisker Inc., 2.50%, 09/15/26(a)	4,200	4,413,948
Ford Motor Co., 0.00% 03/15/26(a)(b)	15,515	18,285,514
Li Auto Inc., 0.25%, 05/01/28(a)	6,100	8,152,711
NIO Inc.
0.00%, 02/01/26(a)(b)	5,300	4,727,494
0.50%, 02/01/27(a)	4,350	3,704,590

		39,284,257

Auto Parts & Equipment — 0.1%
Meritor Inc., 3.25%, 10/15/37 (Call 10/15/25)	2,500	2,736,050

Banks — 0.6%
Barclays Bank PLC, Series VUN, 0.00% 02/18/25(b)	1,700	1,865,206
BofA Finance LLC
0.13%, 09/01/22	2,075	2,379,299
0.25%, 05/01/23	1,885	2,130,351
Deutsche Bank AG/London, 1.00%, 05/01/23	1,545	1,750,269
JPMorgan Chase Bank N.A., 0.13%, 01/01/23(a)	3,950	4,098,757

		12,223,882

Biotechnology — 4.6%
BioMarin Pharmaceutical Inc.
0.60%, 08/01/24	4,070	4,200,769
1.25%, 05/15/27	3,478	3,503,181
Bridgebio Pharma Inc.
2.25%, 02/01/29(a)	5,425	4,861,939
2.50%, 03/15/27	3,445	4,957,355
Esperion Therapeutics Inc., 4.00%, 11/15/25(a)	1,800	988,380
Exact Sciences Corp.
0.38%, 03/15/27	4,655	5,268,436
0.38%, 03/01/28	7,910	8,483,317
1.00%, 01/15/25	2,200	3,228,984
Guardant Health Inc., 0.00% 11/15/27(a)(b)	7,565	8,366,209
Halozyme Therapeutics Inc., 0.25%, 03/01/27(a)	6,160	5,436,631
Illumina Inc., 0.00% 08/15/23(b)	4,715	5,546,585
Insmed Inc., 0.75%, 06/01/28	4,200	4,884,138
Intercept Pharmaceuticals Inc., 3.50%, 02/15/26(a)	3,200	3,489,344
Ionis Pharmaceuticals Inc.
0.00%, 04/01/26(a)(b)	4,550	4,114,656
0.13%, 12/15/24	3,976	3,603,608
Ligand Pharmaceuticals Inc., 0.75%, 05/15/23	2,425	2,456,622
Livongo Health Inc., 0.88%, 06/01/25	3,900	5,692,011
NeoGenomics Inc., 0.25%, 01/15/28	2,200	2,219,382
Novavax Inc., 3.75%, 02/01/23	2,125	2,910,591
PTC Therapeutics Inc., 1.50%, 09/15/26(a)	1,675	1,749,085
Travere Therapeutics Inc., 2.50%, 09/15/25	1,775	1,880,187

		87,841,410

Commercial Services — 4.5%
2U Inc., 2.25%, 05/01/25	2,639	3,372,879
Alarm.com Holdings Inc., 0.00% 01/15/26(a)(b)	3,795	3,493,260
Chegg Inc.
0.00%, 09/01/26(b)	7,005	6,523,546

Security	Par (000)	Value

Commercial Services (continued)
0.13%, 03/15/25	$5,131	$6,775,639
Euronet Worldwide Inc., 0.75%, 03/15/49 (Call 03/20/25)	3,839	4,107,346
FTI Consulting Inc., 2.00%, 08/15/23	2,460	3,631,108
Repay Holdings Corp., 0.00% 02/01/26(a)(b)	3,505	3,251,343
Sabre GLBL Inc., 4.00%, 04/15/25	2,538	3,995,751
Shift4 Payments Inc.
0.00%, 12/15/25(a)(b)	4,785	5,168,901
0.50%, 08/01/27(a)	4,400	4,092,880
Square Inc.
0.00%, 05/01/26(a)(b)	3,375	3,967,110
0.13%, 03/01/25	7,551	16,156,875
0.25%, 11/01/27(a)	3,554	4,343,699
0.50%, 05/15/23	4,530	14,792,488
Stride Inc., 1.13%, 09/01/27	2,960	2,973,764

		86,646,589

Computers — 3.7%
CyberArk Software Ltd., 0.00% 11/15/24(b)	3,725	4,822,907
Insight Enterprises Inc., 0.75%, 02/15/25	2,776	4,033,944
KBR Inc., 2.50%, 11/01/23	2,465	4,198,684
Lumentum Holdings Inc.
0.25%, 03/15/24	3,410	4,948,251
0.50%, 12/15/26	7,489	8,159,865
PAR Technology Corp., 1.50%, 10/15/27	1,800	1,982,034
Parsons Corp., 0.25%, 08/15/25	3,365	3,405,548
Pure Storage Inc., 0.13%, 04/15/23	3,620	4,319,819
Rapid7 Inc., 0.25%, 03/15/27(a)	4,125	5,666,801
Varonis Systems Inc., 1.25%, 08/15/25	1,844	4,004,043
Western Digital Corp., 1.50%, 02/01/24	7,640	7,677,283
Zscaler Inc., 0.13%, 07/01/25	8,032	17,334,100

		70,553,279

Cosmetics & Personal Care — 0.3%
Beauty Health Co. (The), 1.25%, 10/01/26(a)	5,000	5,683,700

Diversified Financial Services — 2.1%
Coinbase Global Inc., 0.50%, 06/01/26(a)	10,200	12,068,130
JPMorgan Chase Financial Co. LLC, 0.25%, 05/01/23(a)	4,250	4,823,537
LendingTree Inc., 0.50%, 07/15/25	3,711	3,165,928
PRA Group Inc., 3.50%, 06/01/23	2,950	3,265,149
SoFi Technologies Inc., 0.00% 10/15/26(a)(b)	8,368	9,811,313
Upstart Holdings Inc., 0.25%, 08/15/26(a)	4,900	6,847,064

		39,981,121

Electric — 0.2%
NRG Energy Inc., 2.75%, 06/01/48 (Call 06/01/25)	3,837	4,456,177

Electronics — 1.0%
Fortive Corp., 0.88%, 02/15/22	8,268	8,284,453
II-VI Inc., 0.25%, 09/01/22	2,834	3,807,706
Itron Inc., 0.00% 03/15/26(a)(b)	3,325	3,120,945
OSI Systems Inc., 1.25%, 09/01/22	1,794	1,858,674
Vishay Intertechnology Inc., 2.25%, 06/15/25	2,859	2,906,259

		19,978,037

Energy - Alternate Sources — 1.9%
Enphase Energy Inc.
0.00%, 03/01/26(a)(b)	4,150	4,497,396
0.00%, 03/01/28(a)(b)	3,940	4,375,055
NextEra Energy Partners LP
0.00%, 06/15/24(a)(b)	3,000	3,143,700
0.00%, 11/15/25(a)(b)	4,195	4,858,733
SolarEdge Technologies Inc., 0.00% 09/15/25(b)	4,510	6,673,357
Sunnova Energy International Inc., 0.25%, 12/01/26(a)	3,900	5,555,433

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2021	iShares® Convertible Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Energy - Alternate Sources (continued)
SunPower Corp., 4.00%, 01/15/23	$2,450	$3,684,236
Sunrun Inc., 0.00% 02/01/26(a)(b)	2,875	2,619,729

		35,407,639

Entertainment — 2.0%
Cinemark Holdings Inc., 4.50%, 08/15/25	3,165	5,012,284
DraftKings Inc., 0.00% 03/15/28(a)(b)	8,200	7,159,994
Live Nation Entertainment Inc.
2.00%, 02/15/25	2,413	2,928,996
2.50%, 03/15/23	4,190	6,559,906
Marriott Vacations Worldwide Corp., 0.00% 01/15/26(a)(b)	4,355	4,904,775
Penn National Gaming Inc., 2.75%, 05/15/26	2,189	6,919,495
Vail Resorts Inc., 0.00% 01/01/26(a)(b)	4,025	4,419,450

		37,904,900

Food — 0.4%
Beyond Meat Inc., 0.00% 03/15/27(a)(b)	8,200	6,853,888

Health Care - Products — 3.6%
Alphatec Holdings Inc., 0.75%, 08/01/26(a)	2,000	1,916,440
CONMED Corp., 2.63%, 02/01/24	2,520	4,319,835
Envista Holdings Corp., 2.38%, 06/01/25	3,801	7,428,636
Glaukos Corp., 2.75%, 06/15/27	1,548	1,818,683
Haemonetics Corp., 0.00% 03/01/26(a)(b)	3,475	3,043,787
Insulet Corp., 0.38%, 09/01/26	5,965	8,840,249
Integra LifeSciences Holdings Corp., 0.50%, 08/15/25	3,588	3,895,851
LivaNova USA Inc., 3.00%, 12/15/25	2,195	3,194,603
Natera Inc., 2.25%, 05/01/27	2,045	6,276,064
Novocure Ltd., 0.00% 11/01/25(a)(b)	3,635	3,708,936
NuVasive Inc.
0.38%, 03/15/25	3,716	3,521,690
1.00%, 06/01/23	3,186	3,157,071
Omnicell Inc., 0.25%, 09/15/25	4,168	7,771,695
Repligen Corp., 0.38%, 07/15/24	1,887	4,788,319
SmileDirectClub Inc., 0.00% 02/01/26(a)(b)	5,450	3,770,201
Tandem Diabetes Care Inc., 1.50%, 05/01/25(a)	1,550	2,158,329

		69,610,389

Health Care - Services — 1.0%
Accolade Inc., 0.50%, 04/01/26(a)	2,000	2,127,860
Invitae Corp., 2.00%, 09/01/24	2,355	2,776,545
Oak Street Health Inc., 0.00% 03/15/26(a)(b)	6,575	6,147,362
Teladoc Health Inc., 1.25%, 06/01/27	7,125	7,356,634

		18,408,401

Holding Companies - Diversified — 0.3%
Ares Capital Corp.
3.75%, 02/01/22	2,540	2,834,335
4.63%, 03/01/24	2,985	3,403,139

		6,237,474

Home Builders — 0.3%
LCI Industries, 1.13%, 05/15/26(a)	3,100	3,256,860
Winnebago Industries Inc., 1.50%, 04/01/25	1,575	2,010,235

		5,267,095

Internet — 23.9%
Airbnb Inc., 0.00% 03/15/26(a)(b)	13,600	13,367,984
Baozun Inc., 1.63%, 05/01/24	1,300	1,227,304
Booking Holdings Inc., 0.75%, 05/01/25	6,206	9,211,318
Etsy Inc.
0.13%, 10/01/26	4,557	13,183,219
0.13%, 09/01/27	4,398	6,508,028
0.25%, 06/15/28(a)	6,900	8,771,970
Expedia Group Inc., 0.00% 02/15/26(a)(b)	6,720	7,244,832

Security	Par (000)	Value

Internet (continued)
Farfetch Ltd., 3.75%, 05/01/27	$2,450	$6,330,065
Fiverr International Ltd., 0.00% 11/01/25(b)	2,939	3,242,128
fuboTV Inc., 3.25%, 02/15/26(a)	2,450	2,381,964
Hello Group Inc., 1.25%, 07/01/25	4,828	4,307,348
iQIYI Inc.
2.00%, 04/01/25	7,805	6,964,167
3.75%, 12/01/23	5,050	4,977,431
4.00%, 12/15/26	6,135	5,358,248
JOYY Inc.
0.75%, 06/15/25	3,230	2,964,236
1.38%, 06/15/26	3,000	2,711,910
Lyft Inc., 1.50%, 05/15/25	5,490	7,647,735
Magnite Inc., 0.25%, 03/15/26(a)	3,050	2,539,582
Mandiant Inc.
0.88%, 06/01/24	4,687	4,936,911
Series B, 1.63%, 06/01/35 (Call 06/01/22)	3,020	2,980,045
Match Group Financeco 2 Inc., 0.88%, 06/15/26(a)	3,975	7,218,560
Match Group Financeco 3 Inc., 2.00%, 01/15/30(a)	4,060	7,935,635
MercadoLibre Inc., 2.00%, 08/15/28	3,000	10,134,030
NortonLifeLock Inc., 2.00%, 08/15/22(a)	4,765	6,090,909
Okta Inc.
0.13%, 09/01/25	7,395	10,742,569
0.38%, 06/15/26	7,552	9,448,081
Opendoor Technologies Inc., 0.25%, 08/15/26(a)	7,000	9,750,650
Palo Alto Networks Inc.
0.38%, 06/01/25	13,838	24,207,505
0.75%, 07/01/23	11,400	21,978,402
Pinduoduo Inc., 0.00% 12/01/25(b)	13,715	12,852,052
Q2 Holdings Inc.
0.13%, 11/15/25(a)	2,275	2,077,917
0.75%, 06/01/26	2,130	2,367,474
RealReal Inc. (The), 1.00%, 03/01/28(a)	2,200	1,815,198
Sea Ltd.
0.25%, 09/15/26	20,200	21,251,612
2.38%, 12/01/25	7,850	29,922,473
Shopify Inc., 0.13%, 11/01/25	6,162	7,799,428
Snap Inc.
0.00%, 05/01/27(a)(b)	8,050	8,157,306
0.25%, 05/01/25	2,098	5,178,682
0.75%, 08/01/26	5,665	13,537,594
Spotify USA Inc., 0.00% 03/15/26(a)(b)	10,625	10,123,394
TripAdvisor Inc., 0.25%, 04/01/26(a)	2,950	2,654,823
Twitter Inc.
0.00%, 03/15/26(a)(b)	9,075	8,314,969
0.25%, 06/15/24	8,505	10,033,263
Uber Technologies Inc., 0.00% 12/15/25(a)(b)	7,745	7,479,037
Upwork Inc., 0.25%, 08/15/26(a)	4,350	4,658,676
Vianet Group Inc., 0.00% 02/01/26(a)(b)	3,950	3,264,359
Wayfair Inc.
0.63%, 10/01/25	11,110	10,952,905
1.00%, 08/15/26	6,320	11,489,002
1.13%, 11/01/24	3,990	8,778,559
Weibo Corp., 1.25%, 11/15/22	5,875	5,755,620
Wix.com Ltd.
0.00%, 07/01/23(b)	2,756	3,907,126
0.00%, 08/15/25(b)	3,897	3,681,028
Zendesk Inc., 0.63%, 06/15/25	8,298	9,728,409
Zillow Group Inc.
0.75%, 09/01/24	4,150	9,947,052
1.38%, 09/01/26	3,465	8,468,391

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Convertible Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
2.75%, 05/15/25	$4,125	$7,172,550

		455,731,665

Iron & Steel — 0.7%
Allegheny Technologies Inc., 3.50%, 06/15/25	1,490	1,971,091
Cleveland-Cliffs Inc., 1.50%, 01/15/25	2,070	6,438,632
United States Steel Corp., 5.00%, 11/01/26	2,305	5,001,850

		13,411,573

Leisure Time — 2.8%
Callaway Golf Co., 2.75%, 05/01/26	1,703	2,925,805
Carnival Corp., 5.75%, 04/01/23	3,500	8,043,210
Liberty TripAdvisor Holdings Inc., 0.50%, 06/30/51 (Call 03/27/25)(a)	2,000	1,683,200
NCL Corp. Ltd.
5.38%, 08/01/25	2,930	4,872,590
6.00%, 05/15/24	6,275	12,947,961
Peloton Interactive Inc., 0.00% 02/15/26(a)(b)	7,360	6,569,536
Royal Caribbean Cruises Ltd.
2.88%, 11/15/23(a)	4,490	5,624,174
4.25%, 06/15/23	7,817	10,538,723

		53,205,199

Lodging — 0.4%
Huazhu Group Ltd.
0.38%, 11/01/22	2,915	3,314,297
3.00%, 05/01/26, (Put 05/01/24)	3,529	4,654,574

		7,968,871

Machinery — 0.7%
Chart Industries Inc., 1.00%, 11/15/24(a)	1,720	5,226,960
Middleby Corp. (The), 1.00%, 09/01/25	5,357	8,062,499

		13,289,459

Manufacturing — 0.2%
John Bean Technologies Corp., 0.25%, 05/15/26(a)	3,150	3,435,390

Media — 5.3%
Cable One Inc.
0.00%, 03/15/26(a)(b)	3,875	3,698,145
1.13%, 03/15/28(a)	2,275	2,246,358
DISH Network Corp.
0.00%, 12/15/25(a)(b)	14,135	16,228,676
2.38%, 03/15/24	7,135	6,936,076
3.38%, 08/15/26	20,189	20,592,578
Liberty Broadband Corp.
1.25%, 09/30/50 (Call 10/05/23)(a)	6,325	6,344,228
2.75%, 09/30/50 (Call 10/05/23)(a)	3,673	3,810,517
Liberty Interactive LLC, 1.75%, 09/30/46 (Call 10/05/23)(a)	2,250	4,458,915
Liberty Latin America Ltd., 2.00%, 07/15/24	2,296	2,293,038
Liberty Media Corp.
0.50%, 12/01/50 (Call 09/01/24)(a)	6,100	7,779,208
1.38%, 10/15/23	6,745	9,773,505
2.13%, 03/31/48 (Call 04/07/23)(a)	2,428	2,505,065
2.25%, 12/01/48 (Call 12/02/21)(a)	2,755	4,187,379
2.75%, 12/01/49 (Call 12/01/24)(a)	4,487	4,639,289
Liberty Media Corp.-Liberty Formula One, 1.00%, 01/30/23	3,718	5,686,644

		101,179,621

Mining — 0.3%
MP Materials Corp., 0.25%, 04/01/26(a)	5,150	5,419,293

Oil & Gas — 1.5%
CNX Resources Corp., 2.25%, 05/01/26	1,985	2,715,004
EQT Corp., 1.75%, 05/01/26	3,615	5,648,365

Security	Par (000)	Value

Oil & Gas (continued)
Nabors Industries Inc., 0.75%, 01/15/24	$1,775	$1,646,419
Pioneer Natural Resources Co., 0.25%, 05/15/25	9,424	16,725,809
Transocean Inc., 4.00%, 12/15/25	1,500	1,613,025

		28,348,622

Pharmaceuticals — 3.9%
Aerie Pharmaceuticals Inc., 1.50%, 10/01/24	1,725	1,545,617
Aphria Inc., 5.25%, 06/01/24(a)	1,275	1,581,127
Aurora Cannabis Inc., 5.50%, 02/28/24	800	681,192
Clovis Oncology Inc., 1.25%, 05/01/25	1,425	1,030,802
Dexcom Inc., 0.25%, 11/15/25	8,370	10,711,005
DexCom Inc., 0.75%, 12/01/23	5,729	21,645,079
GSK Finance No. 3 PLC, 0.00% 06/22/23(a)(b)	2,000	1,952,400
Herbalife Nutrition Ltd., 2.63%, 03/15/24	3,885	4,036,321
Jazz Investments I Ltd.
1.50%, 08/15/24	3,197	3,252,916
2.00%, 06/15/26	7,900	9,180,432
Neurocrine Biosciences Inc., 2.25%, 05/15/24	2,655	3,737,948
Pacira BioSciences Inc., 0.75%, 08/01/25	3,095	3,257,116
Revance Therapeutics Inc., 1.75%, 02/15/27	2,225	1,833,823
Sarepta Therapeutics Inc., 1.50%, 11/15/24	4,000	5,404,680
Supernus Pharmaceuticals Inc., 0.63%, 04/01/23	2,155	2,138,557
Tilray Inc., 5.00%, 10/01/23	2,600	2,547,428

		74,536,443

Pipelines — 0.3%
Cheniere Energy Inc., 4.25%, 03/15/45	3,557	3,021,743
Golar LNG Ltd., 2.75%, 02/15/22	2,815	2,812,860

		5,834,603

Private Equity — 0.3%
Digitalbridge Operating Co. LLC, 5.75%, 07/15/25(a)	2,025	6,123,782

Real Estate — 0.7%
Radius Global Infrastructure Inc., 2.50%, 09/15/26(a)	1,500	1,548,390
Realogy Group LLC / Realogy Co-Issuer Corp., 0.25%, 06/15/26(a)	3,200	3,254,368
Redfin Corp.
0.00%, 10/15/25(b)	4,583	4,670,810
0.50%, 04/01/27(a)	3,825	3,469,122

		12,942,690

Real Estate Investment Trusts — 1.6%
Apollo Commercial Real Estate Finance Inc., 4.75%, 08/23/22	2,941	2,955,558
Arbor Realty Trust Inc., 4.75%, 11/01/22	1,675	1,951,609
Blackstone Mortgage Trust Inc., 4.38%, 05/05/22	3,425	3,484,629
iStar Inc., 3.13%, 09/15/22	1,865	3,409,574
Pebblebrook Hotel Trust, 1.75%, 12/15/26	5,395	6,021,144
PennyMac Corp., 5.50%, 03/15/26(a)	2,000	2,067,780
Starwood Property Trust Inc., 4.38%, 04/01/23 (Call 01/01/23)	1,700	1,815,770
Summit Hotel Properties Inc., 1.50%, 02/15/26	1,950	2,082,990
Two Harbors Investment Corp., 6.25%, 01/15/26	2,200	2,277,044
Uniti Fiber Holdings Inc., 4.00%, 06/15/24(a)	2,804	3,840,527

		29,906,625

Retail — 2.9%
American Eagle Outfitters Inc., 3.75%, 04/15/25	2,901	8,232,545
Burlington Stores Inc., 2.25%, 04/15/25	4,902	7,027,997
Cheesecake Factory Inc. (The), 0.38%, 06/15/26	2,300	2,092,402
Cracker Barrel Old Country Store Inc., 0.63%, 06/15/26(a)	2,800	2,745,008
Dick’s Sporting Goods Inc., 3.25%, 04/15/25	3,975	15,125,511
Guess? Inc., 2.00%, 04/15/24	2,050	2,273,758

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2021	iShares® Convertible Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
National Vision Holdings Inc., 2.50%, 05/15/25	$2,947	$6,079,455
RH, 0.00% 09/15/24(b)	2,016	6,271,554
Shake Shack Inc., 0.00% 03/01/28(a)(b)	2,300	1,886,345
Vroom Inc., 0.75%, 07/01/26(a)	4,000	3,092,000

		54,826,575

Semiconductors — 2.1%
MACOM Technology Solutions Holdings Inc., 0.25%, 03/15/26(a)	3,575	3,924,278
Microchip Technology Inc., 0.13%, 11/15/24	4,650	5,197,910
ON Semiconductor Corp., 0.00% 05/01/27(a)(b)	5,650	6,840,624
Silicon Laboratories Inc., 0.63%, 06/15/25	3,466	5,571,248
SMART Global Holdings Inc., 2.25%, 02/15/26	1,475	2,193,546
Wolfspeed Inc.
0.88%, 09/01/23	2,807	5,643,502
1.75%, 05/01/26	4,151	10,825,351

		40,196,459

Software — 19.3%
1Life Healthcare Inc., 3.00%, 06/15/25	2,125	2,061,760
8x8 Inc., 0.50%, 02/01/24	2,146	2,384,313
Akamai Technologies Inc.
0.13%, 05/01/25	8,262	10,116,489
0.38%, 09/01/27	6,951	7,641,443
Alteryx Inc.
0.50%, 08/01/24	2,950	2,797,279
1.00%, 08/01/26	2,442	2,286,005
Avalara Inc., 0.25%, 08/01/26(a)	6,800	7,114,432
Avaya Holdings Corp., 2.25%, 06/15/23	2,071	2,139,094
Bandwidth Inc.
0.25%, 03/01/26	3,080	3,579,730
0.50%, 04/01/28(a)	2,100	1,752,618
Bentley Systems Inc.
0.13%, 01/15/26(a)	4,375	4,974,638
0.38%, 07/01/27(a)	4,200	4,250,904
BigCommerce Holdings Inc., 0.25%, 10/01/26(a)	2,700	2,679,021
Bilibili Inc.
1.25%, 06/15/27	5,634	11,001,512
1.38%, 04/01/26	2,840	8,598,469
Bill.com Holdings Inc.
0.00%, 12/01/25(a)(b)	7,895	15,266,167
0.00%, 04/01/27(a)(b)	3,900	4,189,107
Blackline Inc.
0.00%, 03/15/26(a)(b)	8,465	8,640,141
0.13%, 08/01/24	1,588	2,830,324
Box Inc., 0.00% 01/15/26(a)(b)	2,850	3,401,247
Ceridian HCM Holding Inc., 0.25%, 03/15/26(a)	4,250	4,880,785
Cloudflare Inc., 0.00% 08/15/26(a)(b)	9,300	11,730,276
Coupa Software Inc.
0.13%, 06/15/25	5,700	8,904,768
0.38%, 06/15/26	9,582	10,536,176
Datadog Inc., 0.13%, 06/15/25	5,454	10,334,948
DocuSign Inc., 0.00% 01/15/24(a)(b)	5,310	5,586,545
Dropbox Inc.
0.00%, 03/01/26(a)(b)	4,965	5,272,880
0.00%, 03/01/28(a)(b)	4,895	5,342,648
Envestnet Inc.
0.75%, 08/15/25(a)	2,960	3,029,323
1.75%, 06/01/23	2,305	3,029,923
Everbridge Inc.
0.00%, 03/15/26(a)(b)	2,475	2,734,850

Security	Par (000)	Value

Software (continued)
0.13%, 12/15/24	$3,020	$4,589,494
Fastly Inc., 0.00% 03/15/26(a)(b)	6,425	5,737,204
Five9 Inc., 0.50%, 06/01/25	5,590	7,487,525
Guidewire Software Inc., 1.25%, 03/15/25	3,274	4,070,924
HubSpot Inc., 0.38%, 06/01/25	3,239	9,311,995
Jamf Holding Corp., 0.13%, 09/01/26(a)	2,625	3,056,209
LivePerson Inc., 0.00% 12/15/26(a)(b)	3,760	3,679,461
Medallia Inc., 0.13%, 09/15/25	4,394	4,743,015
MicroStrategy Inc.
0.00%, 02/15/27(a)(b)	6,600	5,451,138
0.75%, 12/15/25(a)	4,700	9,105,357
MongoDB Inc., 0.25%, 01/15/26	8,139	20,433,448
New Relic Inc., 0.50%, 05/01/23	3,100	3,247,622
Nuance Communications Inc., 1.25%, 04/01/25	1,940	5,444,300
Nutanix Inc., 0.25%, 10/01/27(a)	4,100	3,874,500
PagerDuty Inc., 1.25%, 07/01/25	1,700	2,178,499
Pegasystems Inc., 0.75%, 03/01/25	4,627	5,043,661
Porch Group Inc., 0.75%, 09/15/26(a)	2,900	3,191,218
Progress Software Corp., 1.00%, 04/15/26(a)	3,000	3,201,630
RingCentral Inc.
0.00%, 03/01/25(b)	7,303	7,494,193
0.00%, 03/15/26(b)	4,596	4,477,469
Sailpoint Technologies Holdings Inc., 0.13%, 09/15/24	2,498	4,399,802
Splunk Inc.
0.50%, 09/15/23	5,193	6,485,953
1.13%, 09/15/25	6,056	7,908,288
1.13%, 06/15/27	8,441	8,803,625
Tabula Rasa HealthCare Inc., 1.75%, 02/15/26	2,364	1,977,982
Tyler Technologies Inc., 0.25%, 03/15/26(a)	3,700	4,505,601
Verint Systems Inc., 0.25%, 04/15/26(a)	2,360	2,339,279
Workday Inc., 0.25%, 10/01/22	8,139	16,083,885
Workiva Inc., 1.13%, 08/15/26	2,525	4,995,005
Ziff Davis Inc., 1.75%, 11/01/26(a)	3,656	4,971,356
Zynga Inc.
0.00%, 12/15/26(a)(b)	6,015	5,796,114
0.25%, 06/01/24	4,941	5,611,593

		368,785,160

Telecommunications — 1.0%
GDS Holdings Ltd., 2.00%, 06/01/25	1,645	2,248,781
Infinera Corp., 2.13%, 09/01/24	3,150	3,378,469
InterDigital Inc., 2.00%, 06/01/24	2,860	3,080,106
Nice Ltd., 0.00% 09/15/25(b)	3,529	4,138,599
Viavi Solutions Inc., 1.00%, 03/01/24	2,025	2,608,322
Vonage Holdings Corp., 1.75%, 06/01/24	2,825	3,306,719

		18,760,996

Transportation — 0.3%
Air Transport Services Group Inc., 1.13%, 10/15/24	1,349	1,434,230
Atlas Air Worldwide Holdings Inc., 1.88%, 06/01/24	2,325	3,389,943

		4,824,173

Trucking & Leasing — 0.1%
Greenbrier Companies Inc. (The), 2.88%, 04/15/28(a)	2,600	2,702,856

Total Convertible Bonds — 99.4% (Cost: $1,797,896,400)		1,896,268,890

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Convertible Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Common Stocks

Media — 0.2%
Gannett Co. Inc.(c)	600	$3,480,000

Total Common Stocks — 0.2% (Cost $3,631,536)		3,480,000

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	4,430	4,430,000

Total Short-Term Investments — 0.2% (Cost: $4,430,000)		4,430,000

Total Investments in Securities — 99.8% (Cost: $1,805,957,936)		1,904,178,890

Other Assets, Less Liabilities — 0.2%		3,018,843

Net Assets — 100.0%		$1,907,197,733

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—		$—	$—	$—	$—	—	$2,163	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,980,000	450,000	(c)	—	—	—	4,430,000	4,430	2,532		—

					$—	$—	$4,430,000		$4,695		$—

(a)	As of period end, the entity is no longer held.
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Convertible Bonds	$—	$1,896,268,890	$—	$1,896,268,890
Common Stocks	3,480,000	—	—	3,480,000
Money Market Funds	4,430,000	—	—	4,430,000

	$7,910,000	$1,896,268,890	$—	$1,904,178,890

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments October 31, 2021	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Agriculture — 0.3%
BAT Capital Corp., 1.00%, 08/15/22 (Call 07/15/22), (3 mo. LIBOR US + 0.880%)(a)	$18,078	$18,159,351

Auto Manufacturers — 7.4%
American Honda Finance Corp.
0.25%, 01/21/22, (3 mo. LIBOR US + 0.120%)(a)(b)	10,000	10,000,800
0.28%, 02/22/23, (3 mo. LIBOR US + 0.150%)(a)(b)	4,900	4,899,755
0.40%, 01/12/24, (3 mo. LIBOR US + 0.280%)(a)(b)	11,292	11,310,406
0.41%, 12/10/21, (3 mo. LIBOR US + 0.290%)(a)(b)	16,850	16,853,539
0.47%, 11/05/21, (3 mo. LIBOR US + 0.350%)(a)(b)	17,670	17,670,353
0.50%, 05/10/23, (3 mo. LIBOR US + 0.370%)(a)(b)	13,320	13,356,364
0.53%, 09/08/23, (3 mo. LIBOR US + 0.420%)(a)(b)	9,680	9,727,819
0.57%, 02/15/22, (3 mo. LIBOR US + 0.450%)(a)(b)	8,084	8,094,105
0.59%, 11/16/22, (3 mo. LIBOR US + 0.470%)(a)(b)	4,462	4,478,509
0.67%, 06/27/22, (3 mo. LIBOR US + 0.540%)(a)(b)	5,000	5,015,300
BMW Finance NV, 0.91%, 08/12/22, (3 mo. LIBOR US + 0.790%)(a)(b)(c)	16,395	16,486,976
BMW U.S. Capital LLC
0.43%, 08/12/24, (SOFR + 0.380%)(a)(b)(c)	17,000	17,079,220
0.58%, 04/01/24, (SOFR + 0.530%)(a)(b)(c)	15,912	16,032,931
0.66%, 04/14/22, (3 mo. LIBOR US + 0.530%)(a)(b)(c)	2,270	2,274,631
Daimler Finance North America LLC
0.79%, 11/05/21, (3 mo. LIBOR US + 0.670%)(a)(c)	7,573	7,573,379
0.96%, 05/04/23, (3 mo. LIBOR US + 0.840%)(a)(b)(c)	6,999	7,061,851
1.01%, 02/22/22, (3 mo. LIBOR US + 0.880%)(a)(c)	29,070	29,138,024
1.02%, 02/15/22, (3 mo. LIBOR US + 0.900%)(a)(c)	38,386	38,476,975
General Motors Financial Co. Inc.
0.67%, 10/15/24, (SOFR + 0.620%)(a)	7,200	7,207,416
0.81%, 03/08/24, (SOFR + 0.760%)(a)	18,772	18,872,055
1.12%, 01/05/23, (3 mo. LIBOR US + 0.990%)(a)(b)	8,979	9,037,723
1.22%, 11/06/21, (3 mo. LIBOR US + 1.100%)(a)	5,247	5,247,630
1.25%, 11/17/23, (SOFR + 1.200%)(a)	20,870	21,170,528
1.44%, 06/30/22, (3 mo. LIBOR US + 1.310%)(a)(b)	16,677	16,780,397
1.68%, 01/14/22, (3 mo. LIBOR US + 1.550%)(a)	9,886	9,910,715
Nissan Motor Acceptance Corp.
0.75%, 03/08/24, (3 mo. LIBOR US + 0.640%)(a)(b)(c)	7,935	7,936,111
0.77%, 07/13/22, (3 mo. LIBOR US + 0.650%)(a)(b)(c)	5,690	5,690,455
0.82%, 09/28/22, (3 mo. LIBOR US + 0.690%)(a)(c)	8,769	8,792,150
1.01%, 01/13/22, (3 mo. LIBOR US + 0.890%)(a)(c)	10,517	10,523,836
Toyota Motor Credit Corp.
0.20%, 08/15/22, (SOFR + 0.150%)(a)(b)	17,000	16,999,150
0.27%, 02/14/22, (3 mo. LIBOR US + 0.150%)(a)	11,250	11,251,575
0.31%, 06/18/24, (SOFR + 0.260%)(a)	30,991	31,006,186
0.34%, 09/13/24, (SOFR + 0.290%)(a)(b)	20,115	20,140,747
0.37%, 04/06/23, (SOFR + 0.320%)(a)	13,671	13,701,350
0.38%, 01/11/24, (SOFR + 0.330%)(a)(b)	12,274	12,303,580
0.39%, 10/14/22, (SOFR + 0.340%)(a)	2,227	2,231,454
0.51%, 01/11/23, (3 mo. LIBOR US + 0.390%)(a)(b)	1,200	1,203,864
0.52%, 05/17/22, (3 mo. LIBOR US + 0.400%)(a)(b)	9,978	9,994,563
0.59%, 09/08/22, (3 mo. LIBOR US + 0.480%)(a)	15,305	15,354,894
0.81%, 01/11/22, (3 mo. LIBOR US + 0.690%)(a)(b)	9,300	9,311,067
Volkswagen Group of America Finance LLC, 1.06%, 11/12/21, (3 mo. LIBOR US + 0.940%)(a)(c)	18,419	18,423,236

		518,621,619

Banks — 50.6%
ANZ New Zealand Int’l Ltd./London, 1.12%, 01/25/22,
(3 mo. LIBOR US + 1.000%)(a)(c)	5,025	5,035,904

Security	Par (000)	Value

Banks (continued)
ASB Bank Ltd., 1.09%, 06/14/23, (3 mo. LIBOR US + 0.970%)(a)(b)(c)	$6,625	$6,714,437
Australia & New Zealand Banking Group Ltd.
0.62%, 11/21/22, (3 mo. LIBOR US + 0.490%)(a)(b)(c)	14,625	14,688,326
0.71%, 11/09/22, (3 mo. LIBOR US + 0.580%)(a)(c)	1,210	1,215,929
0.84%, 05/19/22, (3 mo. LIBOR US + 0.710%)(a)(b)(c)	9,819	9,854,152
1.00%, 11/23/21, (3 mo. LIBOR US + 0.870%)(a)(c)	4,865	4,867,481
Banco Santander SA
1.22%, 02/23/23, (3 mo. LIBOR US + 1.090%)(a)	10,720	10,831,595
1.24%, 04/12/23, (3 mo. LIBOR US + 1.120%)(a)(b)	13,130	13,285,590
1.68%, 04/11/22, (3 mo. LIBOR US + 1.560%)(a)	13,274	13,347,335
Bank of America Corp.
0.74%, 04/22/25 (Call 04/22/24), (SOFR + 0.690%)(a)(b)	16,375	16,479,964
0.78%, 10/24/24 (Call 10/24/23), (SOFR + 0.730%)(a)(b)	6,801	6,847,655
0.89%, 02/05/26 (Call 02/05/25), (3 mo. LIBOR US + 0.770%)(a)(b)	31,073	31,467,938
0.91%, 03/05/24 (Call 03/05/23), (3 mo. LIBOR US + 0.790%)(a)	41,468	41,779,839
1.08%, 07/23/24 (Call 07/23/23), (3 mo. LIBOR US + 0.960%)(a)(b)	14,778	14,959,474
1.12%, 04/24/23 (Call 04/24/22), (3 mo. LIBOR US + 1.000%)(a)	38,974	39,138,081
1.29%, 01/20/23 (Call 01/20/22), (3 mo. LIBOR US + 1.160%)(a)(b)	25,251	25,309,330
Bank of Montreal
0.31%, 09/15/23, (SOFR + 0.265%)(a)(b)	15,800	15,806,162
0.32%, 04/14/23, (SOFR + 0.270%)(a)	1,900	1,902,014
0.37%, 07/09/24, (SOFR + 0.320%)(a)	15,100	15,128,086
0.40%, 12/08/23, (SOFR + 0.350%)(a)	10,213	10,229,954
0.67%, 09/15/26, (SOFR + 0.620%)(a)	30,186	30,243,052
0.70%, 03/26/22, (3 mo. LIBOR US + 0.570%)(a)	5,010	5,020,270
0.73%, 03/10/23, (SOFR + 0.680%)(a)(b)	30,275	30,479,962
0.74%, 09/11/22, (3 mo. LIBOR US + 0.630%)(a)	6,447	6,479,235
Bank of New York Mellon Corp. (The)
0.31%, 04/26/24 (Call 03/26/24), (SOFR + 0.260%)(a)(b)	7,149	7,153,218
1.18%, 10/30/23 (Call 10/30/22), (3 mo. LIBOR US + 1.050%)(a)	18,307	18,475,058
Series J, 0.25%, 10/25/24 (Call 09/25/24), (SOFR + 0.200%)(a)	20,200	20,189,496
Bank of Nova Scotia (The)
0.31%, 09/15/23, (SOFR + 0.260%)(a)	16,765	16,763,323
0.33%, 06/23/23 (Call 06/23/22), (SOFR + 0.280%)(a)	14,171	14,177,094
0.43%, 07/31/24, (SOFR + 0.380%)(a)(b)	14,950	14,972,873
0.59%, 03/02/26, (SOFR + 0.545%)(a)(b)	18,745	18,752,123
0.60%, 09/15/23, (SOFR + 0.550%)(a)	18,720	18,831,384
0.66%, 09/15/26, (SOFR + 0.610%)(a)	6,445	6,456,537
0.74%, 09/19/22, (3 mo. LIBOR US + 0.620%)(a)(b)	12,326	12,387,753
0.76%, 03/07/22, (3 mo. LIBOR US + 0.640%)(a)(b)	5,586	5,597,340
Series FRN, 0.49%, 04/15/24, (SOFR + 0.445%)(a)	22,245	22,328,419
Banque Federative du Credit Mutuel SA
0.46%, 02/04/25, (SOFR + 0.410%)(a)(c)	11,148	11,162,269
0.86%, 07/20/22, (3 mo. LIBOR US + 0.730%)(a)(c)	5,575	5,601,147
1.09%, 07/20/23, (3 mo. LIBOR US + 0.960%)(a)(b)(c)	8,725	8,843,922
Barclays PLC
1.50%, 05/16/24 (Call 05/16/23), (3 mo. LIBOR US + 1.380%)(a)	36,482	37,035,067
1.55%, 02/15/23 (Call 02/15/22), (3 mo. LIBOR US + 1.430%)(a)(b)	21,070	21,141,006
1.75%, 01/10/23 (Call 01/10/22), (3 mo. LIBOR US + 1.625%)(a)(b)	18,795	18,821,689

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
BNG Bank NV, 0.18%, 03/11/22, (3 mo. LIBOR US + 0.070%)(a)(c)	$13,280	$13,283,453
BPCE SA
0.43%, 01/14/22, (3 mo. LIBOR US + 0.300%)(a)(c)	5,000	5,001,850
1.00%, 05/31/22, (3 mo. LIBOR US + 0.880%)(a)	20,932	21,031,008
1.35%, 05/22/22, (3 mo. LIBOR US + 1.220%)(a)(c)	13,190	13,268,349
1.35%, 09/12/23, (3 mo. LIBOR US + 1.240%)(a)(b)(c)	13,396	13,633,913
Canadian Imperial Bank of Commerce
0.39%, 06/22/23, (SOFR + 0.340%)(a)	21,000	21,028,140
0.45%, 12/14/23, (SOFR + 0.400%)(a)(b)	19,400	19,442,486
0.47%, 10/18/24, (SOFR + 0.420%)(a)	20,925	20,939,020
0.77%, 09/13/23, (3 mo. LIBOR US + 0.660%)(a)(b)	10,001	10,100,810
0.84%, 06/16/22, (3 mo. LIBOR US + 0.720%)(a)(b)	11,772	11,821,560
0.85%, 03/17/23, (SOFR + 0.800%)(a)(b)	16,385	16,513,950
Capital One N.A., 1.28%, 01/30/23 (Call 01/30/22), (3 mo. LIBOR US + 1.150%)(a)(b)	9,815	9,835,906
Citigroup Inc.
0.72%, 05/01/25 (Call 05/01/24), (SOFR + 0.669%)(a)	20,800	20,922,096
0.82%, 10/27/22 (Call 09/27/22), (3 mo. LIBOR US + 0.690%)(a)(b)	20,385	20,487,944
0.92%, 11/04/22 (Call 11/04/21), (SOFR + 0.870%)(a)(b)	12,120	12,207,143
1.07%, 07/24/23 (Call 07/24/22), (3 mo. LIBOR US + 0.950%)(a)	17,009	17,101,699
1.08%, 04/25/22 (Call 03/25/22), (3 mo. LIBOR US + 0.960%)(a)	37,087	37,205,678
1.14%, 06/01/24 (Call 06/01/23), (3 mo. LIBOR US + 1.023%)(a)	22,135	22,399,956
1.18%, 12/08/21 (Call 11/08/21), (3 mo. LIBOR US + 1.070%)(a)	28,708	28,703,694
1.22%, 05/17/24 (Call 05/17/23), (3 mo. LIBOR US + 1.100%)(a)(b)	39,355	39,859,531
1.38%, 07/01/26 (Call 07/01/25), (3 mo. LIBOR US + 1.250%)(a)	9,100	9,362,444
1.55%, 09/01/23 (Call 09/01/22), (3 mo. LIBOR US + 1.430%)(a)(b)	44,496	44,944,965
Citizens Bank N.A./Providence RI, 0.84%, 02/14/22 (Call 01/14/22), (3 mo. LIBOR US + 0.720%)(a)	7,137	7,145,422
Commonwealth Bank of Australia
0.45%, 07/07/25, (SOFR + 0.400%)(a)(c)	34,060	34,090,313
0.57%, 06/15/26, (SOFR + 520%)(a)(b)(c)	12,350	12,397,794
0.80%, 09/18/22, (3 mo. LIBOR US + 0.680%)(a)(c)	8,010	8,054,135
0.82%, 03/10/22, (3 mo. LIBOR US + 0.700%)(a)(b)(c)	11,355	11,381,798
0.82%, 03/16/23, (3 mo. LIBOR US + 0.700%)(a)(c)	1,655	1,669,150
0.94%, 06/04/24, (3 mo. LIBOR US + 0.820%)(a)(b)(c)	7,600	7,720,156
Cooperatieve Rabobank UA, 0.99%, 09/26/23, (3 mo. LIBOR US + 0.860%)(a)(c)	1,750	1,771,315
Cooperatieve Rabobank UA/NY
0.35%, 01/12/24, (SOFR + 0.300%)(a)	15,400	15,424,640
0.60%, 01/10/23, (3 mo. LIBOR US + 0.480%)(a)(b)	6,240	6,270,139
0.95%, 01/10/22, (3 mo. LIBOR US + 0.830%)(a)(b)	11,599	11,616,167
Credit Agricole SA/London
1.14%, 04/24/23, (3 mo. LIBOR US + 1.020%)(a)(b)(c)	11,357	11,494,760
1.55%, 01/10/22, (3 mo. LIBOR US + 1.430%)(a)(b)(c)	12,206	12,237,369
Credit Suisse AG/New York NY
0.43%, 08/09/23, (SOFR + 0.380%)(a)	30,985	31,053,477
0.44%, 02/02/24, (SOFR + 0.390%)(a)	1,500	1,501,635
0.50%, 02/04/22, (SOFR + 0.450%)(a)(b)	3,020	3,022,507
Credit Suisse Group AG
1.32%, 12/14/23 (Call 12/14/22), (3 mo. LIBOR US + 1.200%)(a)(b)(c)	21,070	21,263,212

Security	Par (000)	Value

Banks (continued)
1.35%, 06/12/24 (Call 06/12/23), (3 mo. LIBOR US + 1.240%)(a)(b)(c)	$23,746	$24,072,507
Danske Bank A/S, 1.17%, 09/12/23, (3 mo. LIBOR US + 1.060%)(a)(b)(c)	5,544	5,599,717
DBS Group Holdings Ltd., 0.74%, 07/25/22, (3 mo. LIBOR US + 0.620%)(a)(b)(c)	3,770	3,781,687
Deutsche Bank AG/New York NY
1.31%, 11/16/22, (3 mo. LIBOR US + 1.190%)(a)(b)	12,791	12,884,502
1.35%, 02/27/23, (3 mo. LIBOR US + 1.230%)(a)	9,055	9,138,306
DNB Bank ASA, 0.74%, 12/02/22, (3 mo. LIBOR US + 0.620%)(a)(b)(c)	7,610	7,654,290
Federation des Caisses Desjardins du Quebec, 0.48%, 05/21/24, (SOFR + 0.430%)(a)(c)	1,075	1,077,601
Fifth Third Bank NA, 0.77%, 02/01/22, (3 mo. LIBOR US + 0.640%)(a)(b)	9,904	9,917,965
Goldman Sachs Group Inc. (The)
0.48%, 03/08/23 (Call 03/08/22), (SOFR + 0.430%)(a)(b)	12,943	12,951,025
0.54%, 10/21/24 (Call 10/21/23), (SOFR + 0.490%)(a)	20,000	19,986,000
0.55%, 09/10/24 (Call 09/10/23), (SOFR + 0.500%)(a)	7,400	7,409,102
0.59%, 11/17/23 (Call 11/17/22), (SOFR + 0.540%)(a)	6,484	6,494,439
0.63%, 03/08/24 (Call 03/08/23), (SOFR + 0.580%)(a)	17,950	17,971,540
0.88%, 02/23/23, (3 mo. LIBOR US + 0.750%)(a)	71,594	72,083,703
0.97%, 10/21/27 (Call 10/21/26), (SOFR + 0.920%)(a)	15,000	15,024,450
1.12%, 07/24/23 (Call 07/24/22), (3 mo. LIBOR US + 1.000%)(a)	21,334	21,447,710
1.17%, 06/05/23 (Call 06/05/22), (3 mo. LIBOR US + 1.050%)(a)	19,339	19,427,573
1.72%, 11/29/23, (3 mo. LIBOR US + 1.600%)(a)	48,176	49,427,131
Series ., 1.29%, 05/15/26 (Call 05/15/25), (3 mo. LIBOR US + 1.170%)(a)(b)	30,750	31,411,125
Series FRN, 0.45%, 01/27/23 (Call 01/27/22), (SOFR + 0.410%)(a)	17,357	17,365,158
Hana Bank, 0.83%, 10/02/22, (3 mo. LIBOR US + 0.700%)(a)(d)	4,900	4,917,444
HSBC Holdings PLC
1.12%, 05/18/24 (Call 05/18/23), (3 mo. LIBOR US + 1.000%)(a)(b)	48,140	48,595,886
1.34%, 03/11/25 (Call 03/11/24), (3 mo. LIBOR US + 1.230%)(a)(b)	11,853	12,073,347
1.49%, 09/12/26 (Call 09/12/25), (3 mo. LIBOR US + 0.380%)(a)(b)	25	25,764
1.63%, 01/05/22, (3 mo. LIBOR US + 1.500%)(a)(b)	19,210	19,256,104
ING Groep NV
1.13%, 10/02/23, (3 mo. LIBOR US + 1.000%)(a)(b)	6,446	6,534,890
1.28%, 03/29/22, (3 mo. LIBOR US + 1.150%)(a)	22,671	22,770,299
JPMorgan Chase & Co.
0.58%, 06/01/25 (Call 06/01/24), (SOFR + 0.535%)(a)(b)	16,504	16,555,988
0.63%, 03/16/24 (Call 03/16/23), (SOFR + 0.580%)(a)	14,093	14,145,144
0.81%, 09/22/27 (Call 09/22/26), (SOFR + 0.765%)(a)	6,400	6,436,224
0.85%, 04/23/24 (Call 04/23/23), (3 mo. LIBOR US + 0.730%)(a)(b)	20,433	20,587,473
0.97%, 01/10/25 (Call 01/10/24), (3 mo. LIBOR US + 0.850%)(a)(b)	4,963	5,022,258
1.01%, 07/23/24 (Call 07/23/23), (3 mo. LIBOR US + 0.890%)(a)	23,561	23,825,354
1.02%, 04/25/23 (Call 04/25/22), (3 mo. LIBOR US + 0.900%)(a)	30,784	30,901,903
1.12%, 01/15/23 (Call 01/15/22), (3 mo. LIBOR US + 1.000%)(a)(b)	16,875	16,906,387

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) October 31, 2021	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
1.35%, 10/24/23 (Call 10/24/22), (3 mo. LIBOR US + 1.230%)(a)	$51,931	$52,481,469
Series FRN, 0.63%, 06/23/25 (Call 06/23/24), (SOFR + 0.580%)(a)(b)	17,540	17,623,140
KeyBank N.A./Cleveland OH, 0.37%, 06/14/24 (Call 06/14/23), (SOFR + 0.320%)(a)	3,170	3,173,297
KeyBank NA/Cleveland OH
0.39%, 01/03/24 (Call 01/03/23), (SOFR + 0.340%)(a)	12,350	12,368,895
0.79%, 02/01/22, (3 mo. LIBOR US + 0.660%)(a)	11,645	11,662,235
KfW, 1.05%, 02/12/24, (SOFR + 1.000%)(a)	8,600	8,779,912
Korea Development Bank (The)
0.83%, 02/27/22, (3 mo. LIBOR US + 0.705%)(a)	15,445	15,469,249
0.85%, 07/06/22, (3 mo. LIBOR US + 0.725%)(a)(b)	11,153	11,195,270
Macquarie Bank Ltd.
0.35%, 04/06/23, (SOFR + 0.300%)(a)(c)	240	239,854
0.58%, 11/24/21, (3 mo. LIBOR US + 0.450%)(a)(c)	9,680	9,682,323
Macquarie Group Ltd.
0.76%, 10/14/25 (Call 10/14/24), (SOFR + 0.710%)(a)(b)(c)	7,165	7,181,265
1.14%, 11/28/23 (Call 11/28/22), (3 mo. LIBOR US + 1.020%)(a)(b)(c)	14,786	14,859,339
1.48%, 03/27/24 (Call 03/27/23), (3 mo. LIBOR US + 1.350%)(a)(b)(c)	13,047	13,229,136
Mitsubishi UFJ Financial Group Inc.
0.82%, 03/07/22, (3 mo. LIBOR US + 0.700%)(a)	11,091	11,114,513
0.86%, 03/02/23, (3 mo. LIBOR US + 0.740%)(a)(b)	14,518	14,626,885
0.91%, 07/25/22, (3 mo. LIBOR US + 0.790%)(a)	28,180	28,317,518
0.98%, 07/26/23, (3 mo. LIBOR US + 0.860%)(a)(b)	40,069	40,538,609
1.05%, 02/22/22, (3 mo. LIBOR US + 0.920%)(a)	17,048	17,095,223
Mizuho Financial Group Inc.
0.72%, 09/08/24 (Call 09/08/23), (3 mo. LIBOR US + 0.610%)(a)	816	819,582
0.76%, 05/25/24 (Call 05/25/23), (3 mo. LIBOR US + 0.630%)(a)(b)	32,925	33,096,210
0.91%, 03/05/23, (3 mo. LIBOR US + 0.790%)(a)(b)	18,515	18,664,786
0.96%, 07/16/23 (Call 07/16/22), (3 mo. LIBOR US + 0.840%)(a)	11,450	11,502,555
0.96%, 09/13/23 (Call 09/13/22), (3 mo. LIBOR US + 0.850%)(a)(b)	13,925	14,002,562
0.99%, 09/11/22, (3 mo. LIBOR US + 0.880%)(a)	33,420	33,643,246
1.06%, 02/28/22, (3 mo. LIBOR US + 0.940%)(a)	40,563	40,671,709
1.11%, 07/10/24 (Call 07/10/23), (3 mo. LIBOR US + 0.990%)(a)	15,750	15,929,707
1.11%, 09/11/24 (Call 09/11/23), (3 mo. LIBOR US + 1.000%)(a)(b)	13,850	14,006,505
Morgan Stanley
0.73%, 01/20/23 (Call 01/20/22), (SOFR + 0.700%)(a)(b)	43,958	44,008,112
1.35%, 05/08/24 (Call 05/08/23), (3 mo. LIBOR US + 1.220%)(a)(b)	40,026	40,610,780
1.52%, 10/24/23 (Call 10/24/22), (3 mo. LIBOR US + 1.400%)(a)	56,449	57,124,130
MUFG Union Bank N.A.
0.72%, 03/07/22 (Call 02/05/22), (3 mo. LIBOR US + 0.600%)(a)(b)	7,695	7,705,080
0.76%, 12/09/22 (Call 11/09/22), (SOFR + 0.710%)(a)	1,050	1,057,382
National Australia Bank Ltd.
0.52%, 12/13/22, (3 mo. LIBOR US + 0.410%)(a)(b)(c)	21,245	21,325,943
0.72%, 04/12/23, (3 mo. LIBOR US + 0.600%)(a)(b)(c)	10,345	10,419,794
0.83%, 11/04/21, (3 mo. LIBOR US + 0.710%)(a)(b)(c)	12,418	12,418,497
0.85%, 05/22/22, (3 mo. LIBOR US + 0.720%)(a)(b)(c)	13,845	13,896,642

Security	Par (000)	Value

Banks (continued)
1.01%, 01/10/22, (3 mo. LIBOR US + 0.890%)(a)(b)(c)	$8,983	$8,997,463
National Bank of Canada
0.35%, 05/16/23 (Call 05/16/22), (SOFR + 0.300%)(a)	1,000	1,000,140
0.54%, 08/06/24, (SOFR + 0.490%)(a)	24,160	24,221,125
Natwest Group PLC
1.59%, 05/15/23 (Call 05/15/22), (3 mo. LIBOR US + 1.470%)(a)	41,144	41,420,076
1.68%, 06/25/24 (Call 06/25/23), (3 mo. LIBOR US + 1.550%)(a)(b)	20,773	21,173,503
NatWest Markets PLC
0.58%, 08/12/24, (SOFR + 0.530%)(a)(b)(c)	2,635	2,644,302
0.81%, 09/29/26, (SOFR + 0.760%)(a)(c)	10,500	10,517,430
1.71%, 09/29/22, (SOFR + 1.662%)(a)(b)(c)	7,565	7,663,042
PNC Bank N.A.
0.45%, 02/24/23 (Call 02/24/22), (3 mo. LIBOR US + 0.325%)(a)(b)	19,922	19,931,762
0.55%, 12/09/22 (Call 12/09/21), (3 mo. LIBOR US + 0.430%)(a)(b)	13,464	13,467,635
0.63%, 07/27/22, (3 mo. LIBOR US + 0.500%)(a)(b)	5,175	5,190,577
Royal Bank of Canada
0.35%, 01/19/24, (SOFR + 0.300%)(a)	13,750	13,757,287
0.39%, 10/07/24, (SOFR + 0.340%)(a)	10,500	10,502,100
0.41%, 07/29/24, (SOFR + 0.360%)(a)(b)	20,200	20,233,128
0.45%, 08/05/22, (SOFR + 0.400%)(a)	2,725	2,731,404
0.48%, 01/17/23, (3 mo. LIBOR US + 0.360%)(a)(b)	21,395	21,456,404
0.50%, 10/26/23, (SOFR + 0.450%)(a)	24,434	24,532,225
0.57%, 01/20/26, (SOFR + 0.525%)(a)(b)	7,548	7,558,416
0.60%, 04/29/22, (3 mo. LIBOR US + 0.470%)(a)(b)	10,676	10,696,498
0.62%, 04/27/26, (SOFR + 0.570%)(a)(b)	12,005	12,034,172
0.64%, 11/02/26, (SOFR + 0.590%)(a)	5,000	5,002,300
0.79%, 10/05/23, (3 mo. LIBOR US + 0.660%)(a)(b)	11,080	11,191,686
0.86%, 02/01/22, (3 mo. LIBOR US + 0.730%)(a)(b)	8,597	8,611,615
Santander UK PLC, 0.78%, 11/15/21, (3 mo. LIBOR US + 0.660%)(a)	13,718	13,720,744
Shinhan Bank Co. Ltd., 1.82%, 04/24/25, (3 mo. LIBOR US + 1.700%)(a)(d)	13,000	13,554,450
Skandinaviska Enskilda Banken AB
0.44%, 09/01/23, (3 mo. LIBOR US + 0.320%)(a)(b)(c)	15,479	15,521,877
0.76%, 12/12/22, (3 mo. LIBOR US + 0.645%)(a)(b)(c)	3,545	3,566,447
Standard Chartered PLC
1.28%, 01/20/23 (Call 01/20/22), (3 mo. LIBOR US + 1.150%)(a)(c)	13,885	13,911,937
1.30%, 10/14/23 (Call 10/14/22), (SOFR + 1.250%)(a)(c)	2,000	2,016,260
Sumitomo Mitsui Financial Group Inc.
0.86%, 10/18/22, (3 mo. LIBOR US + 0.740%)(a)	14,694	14,766,148
0.86%, 01/17/23, (3 mo. LIBOR US + 0.740%)(a)(b)	6,457	6,501,941
0.90%, 07/12/22, (3 mo. LIBOR US + 0.780%)(a)(b)	14,530	14,598,436
0.92%, 10/16/23, (3 mo. LIBOR US + 0.800%)(a)(b)	16,020	16,195,259
0.98%, 07/19/23, (3 mo. LIBOR US + 0.860%)(a)(b)	13,574	13,720,599
Sumitomo Mitsui Trust Bank Ltd., 0.49%, 09/16/24, (SOFR + 0.440%)(a)(b)(c)	16,400	16,409,348
Swedbank AB, 0.82%, 03/14/22, (3 mo. LIBOR US + 0.700%)(a)(b)(c)	9,336	9,358,313
Toronto-Dominion Bank (The)
0.27%, 06/02/23, (SOFR + 0.220%)(a)(b)	11,275	11,281,652
0.29%, 01/06/23, (SOFR + 0.240%)(a)	14,456	14,468,866
0.40%, 03/04/24, (SOFR + 0.355%)(a)(b)	18,105	18,143,020
0.40%, 09/10/24, (SOFR + 0.350%)(a)(b)	20,500	20,506,150
0.50%, 09/28/23, (SOFR + 0.450%)(a)	7,246	7,281,868
0.53%, 01/27/23, (SOFR + 0.480%)(a)	16,872	16,941,344

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
0.64%, 09/10/26, (SOFR + 0.590%)(a)(b)	$5,108	$5,125,010
0.65%, 12/01/22, (3 mo. LIBOR US + 0.530%)(a)	6,125	6,156,789
0.76%, 07/19/23, (3 mo. LIBOR US + 0.640%)(a)(b)	8,246	8,318,977
Truist Bank
0.25%, 01/17/24 (Call 01/17/23), (SOFR + 0.200%)(a)	16,675	16,668,330
0.71%, 05/17/22 (Call 04/17/22), (3 mo. LIBOR US + 0.590%)(a)(b)	7,981	7,999,117
0.78%, 03/09/23 (Call 02/09/23), (SOFR + 0.730%)(a)(b)	3,807	3,833,535
Truist Financial Corp.
0.45%, 06/09/25 (Call 06/09/24), (SOFR + 0.400%)(a)(b)	26,140	26,166,140
0.78%, 04/01/22 (Call 03/01/22), (3 mo. LIBOR US + 0.650%)(a)(b)	10,186	10,205,557
U.S. Bank NA/Cincinnati OH
0.31%, 01/21/22 (Call 12/21/21), (3 mo. LIBOR US + 0.180%)(a)	11,758	11,760,352
0.52%, 12/09/22 (Call 11/09/22), (3 mo. LIBOR US + 0.400%)(a)(b)	5,322	5,341,425
0.57%, 05/23/22 (Call 04/22/22), (3 mo. LIBOR US + 0.440%)(a)(b)	21,515	21,554,157
UBS AG/London
0.37%, 06/01/23, (SOFR + 0.320%)(a)(c)	21,210	21,267,479
0.41%, 02/09/24, (SOFR + 0.360%)(a)(b)(c)	26,330	26,396,878
0.50%, 08/09/24, (SOFR + 0.450%)(a)(c)	25,500	25,635,405
UBS Group AG
1.07%, 08/15/23 (Call 08/15/22), (3 mo. LIBOR US + 0.950%)(a)(b)(c)	27,900	28,071,306
1.35%, 05/23/23 (Call 05/23/22), (3 mo. LIBOR US + 1.220%)(a)(b)(c)	23,357	23,497,843
1.66%, 02/01/22, (3 mo. LIBOR US + 1.530%)(a)(b)(c)	10,637	10,674,974
UniCredit SpA, 4.03%, 01/14/22, (3 mo. LIBOR US + 3.900%)(a)(b)(c)	21,645	21,793,701
Wells Fargo & Co.
1.23%, 01/24/23 (Call 01/24/22), (3 mo. LIBOR US + 1.110%)(a)(b)	8,403	8,422,411
1.36%, 10/31/23 (Call 10/31/22), (3 mo. LIBOR US + 1.230%)(a)(b)	44,434	44,925,440
Westpac Banking Corp.
0.51%, 01/13/23, (3 mo. LIBOR US + 0.390%)(a)(b)	15,317	15,375,664
0.57%, 06/03/26, (SOFR + 0.520%)(a)	11,750	11,825,670
0.69%, 01/11/23, (3 mo. LIBOR US + 0.570%)(a)(b)	8,838	8,888,023
0.84%, 06/28/22, (3 mo. LIBOR US + 0.710%)(a)(b)	10,019	10,063,084
0.84%, 05/15/23, (3 mo. LIBOR US + 0.720%)(a)(b)	24,457	24,683,472
0.89%, 02/26/24, (3 mo. LIBOR US + 0.770%)(a)(b)	9,613	9,744,121
0.97%, 01/11/22, (3 mo. LIBOR US + 0.850%)(a)	12,912	12,931,884

		3,545,558,110

Beverages — 0.1%
PepsiCo Inc., 0.50%, 05/02/22, (3 mo. LIBOR US + 0.365%)(a)(b)	8,988	9,001,752

Biotechnology — 0.3%
Gilead Sciences Inc., 0.65%, 09/29/23 (Call 11/08/21), (3 mo. LIBOR US + 0.520%)(a)(b)	20,464	20,460,521

Chemicals — 0.1%
DuPont de Nemours Inc., 1.23%, 11/15/23, (3 mo. LIBOR US + 1.110%)(a)(b)	5,865	5,967,344

Computers — 0.7%
Apple Inc.
0.48%, 05/11/22, (3 mo. LIBOR US + 0.350%)(a)(b)	26,571	26,615,108
0.63%, 02/09/22, (3 mo. LIBOR US + 0.500%)(a)(b)	13,464	13,481,503

Security	Par (000)	Value

Computers (continued)
International Business Machines Corp., 0.70%, 11/06/21, (3 mo. LIBOR US + 0.580%)(a)(b)	$7,986	$7,986,479

		48,083,090

Diversified Financial Services — 2.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 0.73%, 09/29/23, (SOFR + 0.680%)(a)	26,320	26,356,585
AIG Global Funding, 0.43%, 12/15/23, (SOFR + 0.380%)(a)(c)	1,350	1,351,458
American Express Co.
0.74%, 08/01/22 (Call 07/01/22), (3 mo. LIBOR US + 0.610%)(a)	6,544	6,565,333
0.75%, 05/20/22 (Call 04/20/22), (3 mo. LIBOR US + 0.620%)(a)	21,276	21,328,977
0.77%, 02/27/23 (Call 01/27/23), (3 mo. LIBOR US + 0.650%)(a)	11,964	12,038,416
0.87%, 08/03/23 (Call 07/03/23), (3 mo. LIBOR US + 0.750%)(a)	12,985	13,110,695
American Express Credit Corp., 0.82%, 03/03/22 (Call 02/03/22), (3 mo. LIBOR US + 0.700%)(a)	10,969	10,986,331
BOC Aviation Ltd., 1.26%, 09/26/23 (Call 08/26/23), (3 mo. LIBOR US + 1.125%)(a)(b)(d)	10,815	10,842,795
Capital One Financial Corp.
0.85%, 01/30/23 (Call 12/30/22), (3 mo. LIBOR US + 0.720%)(a)	8,421	8,469,168
1.07%, 03/09/22 (Call 02/09/22), (3 mo. LIBOR US + 0.950%)(a)	12,845	12,872,745
Charles Schwab Corp. (The)
0.55%, 03/18/24 (Call 02/18/24), (SOFR + 0.500%)(a)	24,305	24,403,192
0.57%, 05/13/26 (Call 04/13/26), (SOFR + 0.520%)(a)(b)	13,025	13,083,613

		161,409,308

Electric — 3.4%
American Electric Power Co. Inc., Series A, 0.61%, 11/01/23 (Call 11/29/21), (3 mo. LIBOR US + 0.480%)(a)	5,880	5,880,294
CenterPoint Energy Inc., 0.70%, 05/13/24 (Call 05/13/22), (SOFR + 0.650%)(a)(b)	7,351	7,355,778
Cleco Power LLC, 0.62%, 06/15/23 (Call 03/15/22), (3 mo. LIBOR US + 0.500%)(a)(c)	3,000	2,998,230
Dominion Energy Inc., Series D, 0.65%, 09/15/23 (Call 11/19/21), (3 mo. LIBOR US + 0.530%)(a)(b)	21,256	21,258,338
Duke Energy Corp.
0.30%, 06/10/23, (SOFR + 0.250%)(a)(b)	6,620	6,620,397
0.76%, 03/11/22, (3 mo. LIBOR US + 0.650%)(a)	6,589	6,599,740
Duke Energy Progress LLC, Series A, 0.30%, 02/18/22 (Call 11/09/21), (3 mo. LIBOR US + 0.180%)(a)	700	699,888
Eversource Energy, 0.30%, 08/15/23, (SOFR + 0.250%)(a)	5,780	5,775,145
Florida Power & Light Co., 0.30%, 05/10/23 (Call 11/29/21), (SOFR + 0.250%)(a)(b)	22,903	22,901,397
National Rural Utilities Cooperative Finance Corp., Series D, 0.38%, 10/18/24, (SOFR + 0.330%)(a)	10,000	10,011,700
NextEra Energy Capital Holdings Inc.
0.40%, 02/22/23 (Call 11/29/21), (3 mo. LIBOR US + 0.270%)(a)	38,989	38,991,339
0.59%, 03/01/23, (SOFR + 0.540%)(a)(b)	11,198	11,234,058
0.85%, 02/25/22, (3 mo. LIBOR US + 0.720%)(a)	14,450	14,468,640
Pacific Gas and Electric Co.
1.50%, 11/15/21, (3 mo. LIBOR US + 1.375%)(a)(b)	24,500	24,502,205
1.60%, 06/16/22 (Call 11/29/21), (3 mo. LIBOR US + 1.480%)(a)(b)	17,375	17,374,479

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2021	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
PPL Electric Utilities Corp., 0.38%, 06/24/24 (Call 06/24/22), (SOFR + 0.330%)(a)	$4,875	$4,877,828
Southern California Edison Co.
0.69%, 04/03/23, (SOFR + 0.640%)(a)	1,792	1,795,835
0.88%, 04/01/24 (Call 04/01/23), (SOFR + 0.830%)(a)(b)	12,483	12,567,385
Series F, 0.40%, 06/13/22, (SOFR + 0.350%)(a)	19,000	18,999,430

		234,912,106

Electronics — 0.2%
Honeywell International Inc., 0.50%, 08/08/22, (3 mo. LIBOR US + 0.370%)(a)	13,284	13,320,797

Food — 0.1%
General Mills Inc., 1.13%, 10/17/23, (3 mo. LIBOR US + 1.010%)(a)(b)	8,591	8,731,549

Gas — 0.3%
Atmos Energy Corp., 0.50%, 03/09/23 (Call 11/29/21), (3 mo. LIBOR US + 0.380%)(a)(b)	1,780	1,780,659
CenterPoint Energy Resources Corp., 0.62%, 03/02/23 (Call 11/29/21), (3 mo. LIBOR US + 0.500%)(a)	1,701	1,700,915
ONE Gas Inc., 0.72%, 03/11/23 (Call 11/29/21), (3 mo. LIBOR US + 0.610%)(a)	1,037	1,037,176
Southern California Gas Co., 0.47%, 09/14/23 (Call 11/29/21), (3 mo. LIBOR US + 0.350%)(a)(b)	13,782	13,776,211

		18,294,961

Health Care - Products — 0.5%
Thermo Fisher Scientific Inc.
0.38%, 04/18/23 (Call 04/18/22), (SOFR + 0.350%)(a)	13,600	13,600,136
0.44%, 10/18/23 (Call 10/18/22), (SOFR + 0.390%)(a)	13,600	13,605,984
0.58%, 10/18/24 (Call 10/18/22), (SOFR + 0.530%)(a)(b)	6,990	6,999,367

		34,205,487

Health Care - Services — 0.1%
Roche Holdings Inc., 0.29%, 03/05/24, (SOFR + 0.240%)(a)(c)	8,002	8,016,244

Household Products & Wares — 0.2%
Reckitt Benckiser Treasury Services PLC, 0.69%, 06/24/22, (3 mo. LIBOR US + 0.560%)(a)(c)	17,035	17,087,297

Insurance — 4.5%
Athene Global Funding
0.61%, 08/19/24, (SOFR + 0.560%)(a)(c)	20,310	20,304,516
0.75%, 05/24/24, (SOFR + 0.700%)(a)(b)(c)	41,583	41,768,876
1.36%, 07/01/22, (3 mo. LIBOR US + 1.230%)(a)(b)(c)	10,645	10,719,302
Brighthouse Financial Global Funding
0.36%, 02/24/23, (SOFR + 0.310%)(a)(c)	5,000	5,003,600
0.81%, 04/12/24, (SOFR + 0.760%)(a)(c)	2,739	2,757,707
Equitable Financial Life Global Funding, 0.44%, 04/06/23, (SOFR + 0.390%)(a)(b)(c)	1,265	1,267,138
GA Global Funding Trust, 0.55%, 09/13/24, (SOFR + 0.500%)(a)(c)	6,150	6,166,052
Jackson National Life Global Funding
0.65%, 01/06/23, (SOFR + 0.600%)(a)(b)(c)	16,913	16,996,043
0.86%, 06/27/22, (3 mo. LIBOR US + 0.730%)(a)(b)(c)	14,721	14,783,270
MassMutual Global Funding II
0.27%, 01/07/22, (3 mo. LIBOR US + 0.150%)(a)(c)	1,500	1,500,225
0.32%, 10/21/24, (SOFR + 0.270%)(a)(c)	13,998	14,024,036
0.41%, 04/12/24, (SOFR + 0.360%)(a)(b)(c)	9,246	9,286,682
MET Tower Global Funding, 0.60%, 01/17/23, (SOFR + 0.550%)(a)(b)(c)	7,245	7,277,240

Security	Par (000)	Value

Insurance (continued)
Metropolitan Life Global Funding I
0.35%, 09/27/24, (SOFR + 0.300%)(a)(c)	$12,005	$12,015,564
0.37%, 01/07/24, (SOFR + 0.320%)(a)(b)(c)	14,900	14,946,190
0.40%, 09/08/22, (SOFR + 0.350%)(a)(b)(c)	3,000	3,007,440
0.62%, 01/13/23, (SOFR + 0.570%)(a)(b)(c)	24,332	24,445,387
New York Life Global Funding
0.24%, 06/30/23, (SOFR + 0.190%)(a)(c)	750	749,933
0.27%, 02/02/23, (SOFR + 0.220%)(a)(b)(c)	17,869	17,898,484
0.36%, 04/26/24, (SOFR + 0.310%)(a)(b)(c)	9,780	9,800,147
0.40%, 01/10/23, (3 mo. LIBOR US + 0.280%)(a)(b)(c)	17,381	17,424,974
0.41%, 01/21/22, (3 mo. LIBOR US + 0.280%)(a)(b)(c)	10,475	10,480,971
0.41%, 10/21/23, (SOFR + 0.360%)(a)(b)(c)	3,730	3,742,309
0.53%, 06/09/26, (SOFR + 0.480%)(a)(b)(c)	9,400	9,441,642
0.56%, 07/12/22, (3 mo. LIBOR US + 0.440%)(a)(b)(c)	12,884	12,921,106
0.64%, 06/10/22, (3 mo. LIBOR US + 0.520%)(a)(b)(c)	13,940	13,984,748
Northwestern Mutual Global Funding, 0.38%, 03/25/24, (SOFR + 0.330%)(a)(b)(c)	3,356	3,370,632
Principal Life Global Funding II
0.43%, 08/23/24, (SOFR + 0.380%)(a)(b)(c)	7,030	7,037,592
0.50%, 04/12/24, (SOFR + 0.450%)(a)(b)(c)	838	840,489

		313,962,295

Internet — 0.6%
eBay Inc., 1.00%, 01/30/23, (3 mo. LIBOR US + 0.870%)(a)(b)	11,522	11,617,863
TD Ameritrade Holding Corp., 0.56%, 11/01/21, (3 mo. LIBOR US + 0.430%)(a)	9,345	9,345,000
Tencent Holdings Ltd.
0.73%, 01/19/23, (3 mo. LIBOR US + 0.605%)(a)(d)	1,580	1,579,194
1.03%, 04/11/24, (3 mo. LIBOR US + 0.910%)(a)(b)(d)	17,080	17,150,370

		39,692,427

Lodging — 0.1%
Hyatt Hotels Corp., 1.10%, 10/01/23 (Call 10/01/22), (SOFR + 1.050%)(a)	3,400	3,409,622

Machinery — 1.8%
Caterpillar Financial Services Corp.
0.20%, 11/17/22, (SOFR + 0.150%)(a)(b)	16,050	16,049,198
0.30%, 05/17/24, (SOFR + 0.245%)(a)(b)	13,691	13,707,018
0.32%, 11/12/21, (3 mo. LIBOR US + 0.200%)(a)(b)	17,469	17,469,699
0.32%, 09/13/24, (SOFR + 0.270%)(a)(b)	14,624	14,638,039
0.86%, 05/13/22, (3 mo. LIBOR US + 0.735%)(a)(b)	12,880	12,925,724
John Deere Capital Corp.
0.17%, 07/10/23, (SOFR + 0.120%)(a)	6,780	6,780,814
0.25%, 10/11/24, (SOFR + 0.200%)(a)	10,480	10,505,781
0.59%, 09/08/22, (3 mo. LIBOR US + 0.480%)(a)(b)	10,456	10,493,223
0.60%, 06/13/22, (3 mo. LIBOR US + 0.490%)(a)(b)	2,614	2,621,084
0.67%, 06/07/23, (3 mo. LIBOR US + 0.550%)(a)(b)	11,453	11,534,545
Otis Worldwide Corp., 0.58%, 04/05/23 (Call 11/09/21), (3 mo. LIBOR US + 0.450%)(a)(b)	11,079	11,071,134

		127,796,259

Manufacturing — 0.4%
3M Co., 0.42%, 02/14/24, (3 mo. LIBOR US + 0.300%)(a)(b)	4,182	4,195,800
General Electric Co.
0.50%, 05/05/26, (3 mo. LIBOR US + 0.380%)(a)(b)	4,035	3,990,252
1.12%, 03/15/23, (3 mo. LIBOR US + 1.000%)(a)	4,358	4,399,619
Siemens Financieringsmaatschappij NV, 0.73%, 03/16/22, (3 mo. LIBOR US + 0.610%)(a)(b)(c)	18,092	18,126,556

		30,712,227

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media — 1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital, 1.78%, 02/01/24 (Call 01/01/24), (3 mo. LIBOR US + 1.650%)(a)	$21,908	$22,436,859
Comcast Corp., 0.75%, 04/15/24,
(3 mo. LIBOR US + 0.630%)(a)	14,253	14,414,487
TWDC Enterprises 18 Corp., 0.51%, 03/04/22,
(3 mo. LIBOR US + 0.390%)(a)	26,975	27,006,291
Walt Disney Co. (The), 0.51%, 09/01/22,
(3 mo. LIBOR US + 0.390%)(a)(b)	8,231	8,250,343

		72,107,980

Multi-National — 0.5%
Asian Development Bank, 1.05%, 08/27/26, (SOFR + 1.000%)(a)	27,585	28,682,883
Inter-American Development Bank, 0.22%, 09/16/26, (SOFR + 0.170%)(a)	9,027	9,031,062

		37,713,945

Oil & Gas — 1.7%
Chevron Corp.
0.60%, 03/03/22, (3 mo. LIBOR US + 0.480%)(a)(b)	6,937	6,947,128
0.65%, 11/15/21, (3 mo. LIBOR US + 0.530%)(a)	1,223	1,223,024
0.65%, 03/03/22, (3 mo. LIBOR US + 0.530%)(a)	12,215	12,235,521
1.03%, 05/11/23, (3 mo. LIBOR US + 0.900%)(a)(b)	20,345	20,601,957
Chevron USA Inc.
0.23%, 08/12/22, (3 mo. LIBOR US + 0.110%)(a)(b)	3,163	3,162,557
0.33%, 08/11/23, (3 mo. LIBOR US + 0.200%)(a)	17,660	17,705,033
ConocoPhillips Co., 1.02%, 05/15/22, (3 mo. LIBOR US + 0.900%)(a)(b)	11,267	11,305,083
Exxon Mobil Corp.
0.45%, 08/16/22, (3 mo. LIBOR US + 0.330%)(a)	11,805	11,833,804
0.49%, 03/06/22, (3 mo. LIBOR US + 0.370%)(a)	11,657	11,670,639
Phillips 66, 0.74%, 02/15/24 (Call 11/29/21),
(3 mo. LIBOR US + 0.620%)(a)(b)	7,106	7,107,350
Shell International Finance BV, 0.52%, 11/13/23,
(3 mo. LIBOR US + 0.400%)(a)	13,281	13,357,366

		117,149,462

Pharmaceuticals — 2.0%
AbbVie Inc.
0.59%, 11/19/21, (3 mo. LIBOR US + 0.460%)(a)	14,980	14,980,599
0.78%, 11/21/22, (3 mo. LIBOR US + 0.650%)(a)(b)	20,094	20,207,531
AstraZeneca PLC
0.74%, 06/10/22, (3 mo. LIBOR US + 0.620%)(a)	795	797,647
0.79%, 08/17/23, (3 mo. LIBOR US + 0.665%)(a)(b)	8,885	8,956,702
Bayer U.S. Finance II LLC, 1.13%, 12/15/23
(Call 11/15/23), (3 mo. LIBOR US + 1.010%)(a)(b)(c)	30,075	30,428,381
Becton Dickinson and Co., 1.15%, 06/06/22,
(3 mo. LIBOR US + 1.030%)(a)(b)	15,165	15,243,251
Bristol-Myers Squibb Co., 0.50%, 05/16/22,
(3 mo. LIBOR US + 0.380%)(a)(b)	9,394	9,411,473
Cardinal Health Inc., 0.89%, 06/15/22,
(3 mo. LIBOR US + 0.770%)(a)(b)	14,856	14,914,087
Cigna Corp., 1.01%, 07/15/23 (Call 06/15/23),
(3 mo. LIBOR US + 0.890%)(a)	18,885	19,098,212
Pfizer Inc., 0.45%, 09/15/23,
(3 mo. LIBOR US + 0.330%)(a)(b)	4,926	4,944,867

		138,982,750

Security	Par (000)	Value

Pipelines — 0.4%
Enbridge Inc.
0.45%, 02/17/23, (SOFR + 0.400%)(a)	$13,832	$13,857,727
0.62%, 02/18/22, (3 mo. LIBOR US + 0.500%)(a)	16,230	16,248,340

		30,106,067

Real Estate Investment Trusts — 0.2%
Public Storage, 0.52%, 04/23/24 (Call 04/23/22),
(SOFR + 0.470%)(a)(b)	16,085	16,097,385

Retail — 0.2%
7-Eleven Inc., 0.58%, 08/10/22 (Call 11/29/21),
(3 mo. LIBOR US + 0.450%)(a)(b)(c)	11,917	11,919,741
Home Depot Inc. (The), 0.43%, 03/01/22,
(3 mo. LIBOR US + 0.310%)(a)(b)	2,470	2,472,174

		14,391,915

Semiconductors — 0.6%
Analog Devices Inc., 0.30%, 10/01/24,
(SOFR + 0.250%)(a)	7,705	7,710,779
Intel Corp., 0.48%, 05/11/22,
(3 mo. LIBOR US + 0.350%)(a)(b)	17,687	17,715,299
QUALCOMM Inc., 0.86%, 01/30/23,
(3 mo. LIBOR US + 0.730%)(a)(b)	17,116	17,250,018

		42,676,096

Telecommunications — 3.0%
AT&T Inc.
0.69%, 03/25/24 (Call 03/25/22), (SOFR + 0.640%)(a)	7,145	7,152,216
1.29%, 06/12/24, (3 mo. LIBOR US + 1.180%)(a)	39,492	40,345,027
Rogers Communications Inc., 0.73%, 03/22/22,
(3 mo. LIBOR US + 0.600%)(a)	14,003	14,031,146
Verizon Communications Inc.
0.55%, 03/22/24, (SOFR + 0.500%)(a)	14,059	14,137,309
0.84%, 03/20/26, (SOFR + 0.790%)(a)	31,597	32,146,472
1.12%, 03/16/22, (3 mo. LIBOR US + 1.000%)(a)	46,155	46,290,234
1.22%, 05/15/25 (Call 03/15/25),
(3 mo. LIBOR US + 1.100%)(a)(b)	40,143	40,999,250
Vodafone Group PLC, 1.11%, 01/16/24,
(3 mo. LIBOR US + 0.990%)(a)	11,896	12,078,842

		207,180,496

Transportation — 0.4%
United Parcel Service Inc.
0.50%, 05/16/22, (3 mo. LIBOR US + 0.380%)(a)(b)	16,439	16,466,782
0.58%, 04/01/23, (3 mo. LIBOR US + 0.450%)(a)(b)	12,133	12,193,665

		28,660,447

Trucking & Leasing — 0.1%
GATX Corp., 0.84%, 11/05/21,
(3 mo. LIBOR US + 0.720%)(a)	4,150	4,150,166

Total Corporate Bonds & Notes — 84.1% (Cost: $5,871,846,058)		5,886,619,075

Foreign Government Obligations(e)

Netherlands — 0.4%
Nederlandse Waterschapsbank NV, 0.19%, 12/15/21,
(3 mo. LIBOR US + 0.070%)(a)(c)	27,500	27,503,575

Norway — 0.0%
Kommunalbanken AS, 0.21%, 10/27/23,
(SOFR + 0.160%)(a)(c)	500	500,310

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2021	iShares® Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Korea — 1.3%
Export-Import Bank of Korea
0.66%, 06/25/22, (3 mo. LIBOR US + 0.525%)(a)(b)	$9,915	$9,938,102
0.89%, 06/01/23, (3 mo. LIBOR US + 0.775%)(a)(b)	16,210	16,358,321
1.06%, 11/01/22, (3 mo. LIBOR US + 0.925%)(a)	19,640	19,787,104
Series 5FRN, 1.00%, 01/25/22, (3 mo. LIBOR US + 0.875%)(a)	6,255	6,265,571
Industrial Bank of Korea, 0.57%, 10/23/22,
(3 mo. LIBOR US + 0.450%)(a)(d)	6,449	6,462,220
Korea Development Bank (The)
0.30%, 03/09/24, (SOFR + 0.250%)(a)(b)	15,495	15,472,842
0.61%, 10/01/22, (3 mo. LIBOR US + 0.475%)(a)	17,810	17,859,512

		92,143,672

Supranational — 13.0%
African Development Bank, 0.13%, 12/15/21,
(3 mo. LIBOR US + 0.010%)(a)(b)	8,617	8,617,086
Asian Development Bank
0.13%, 12/15/21, (3 mo. LIBOR US + 0.010%)(a)(b)	73,289	73,290,399
1.05%, 06/16/26, (SOFR + 1.000%)(a)	3,100	3,220,001
European Bank for Reconstruction & Development
0.14%, 05/11/22, (3 mo. LIBOR US + 0.010%)(a)	41,606	41,608,080
0.24%, 04/14/26, (SOFR + 0.190%)(a)	28,225	28,245,887
0.31%, 08/19/22, (SOFR + 0.260%)(a)	23,950	23,989,997
0.31%, 03/13/23, (SOFR + 0.260%)(a)	12,705	12,734,349
0.33%, 10/15/24, (SOFR + 0.280%)(a)	52,160	52,422,365
European Investment Bank
0.22%, 01/19/23, (3 mo. LIBOR US + 0.100%)(a)(b)(c)	21,632	21,657,526
0.30%, 01/30/23, (SOFR + 0.250%)(a)(c)	22,550	22,594,649
0.33%, 03/05/24, (SOFR + 0.280%)(a)(c)	33,200	33,337,448
0.34%, 06/10/22, (SOFR + 0.290%)(a)(c)	44,825	44,881,479
1.05%, 01/21/26, (SOFR + 1.000%)(a)(b)(c)	44,750	46,355,182
Inter-American Development Bank
0.15%, 03/15/22, (3 mo. LIBOR US + 0.030%)(a)	36,827	36,830,683
0.19%, 07/15/22, (3 mo. LIBOR US + 0.070%)(a)(b)	31,583	31,599,739
0.25%, 02/10/26, (SOFR + 0.200%)(a)	45,599	45,664,207
0.30%, 02/04/25, (SOFR + 0.250%)(a)(b)	30,950	31,068,229
0.31%, 09/16/22, (SOFR + 0.260%)(a)	36,669	36,736,471
Series GDIF, 0.12%, 01/15/22, (3 mo. LIBOR US + 0.000%)(a)	14,471	14,471,289
International Bank for Reconstruction & Development
0.18%, 01/13/23, (SOFR + 0.130%)(a)(b)	63,136	63,177,038
0.36%, 09/18/25, (SOFR + 0.310%)(a)	48,900	49,215,405
Series GDIF, 0.35%, 08/06/24, (SOFR + 0.300%)(a)(b)	39,720	39,929,324
Series GDIF, 0.44%, 06/17/24, (SOFR + 0.390%)(a)	29,800	30,021,414

Security	Par/ Shares (000)	Value

Supranational (continued)
International Finance Corp.
0.14%, 06/30/23, (SOFR + 0.090%)(a)	$20,700	$20,700,828
0.19%, 12/15/22, (3 mo. LIBOR US + 0.070%)(a)	41,062	41,094,439
0.30%, 12/15/21, (3 mo. LIBOR US + 0.180%)(a)	28,940	28,947,235
Nordic Investment Bank, 1.05%, 05/12/26, (SOFR + 1.000%)(a)	25,850	26,834,368

		909,245,117

Sweden — 0.4%
Svensk Exportkredit AB, 1.05%, 05/25/23, (SOFR + 1.000%)(a)	31,165	31,594,454

Total Foreign Government Obligations — 15.1% (Cost: $1,060,671,083)		1,060,987,128

Short-Term Investments

Money Market Funds — 3.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(f)(g)(h)	239,558	239,677,496
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(f)(g)	17,502	17,502,000

		257,179,496

Total Short-Term Investments — 3.7% (Cost: $257,111,081)		257,179,496

Total Investments in Securities — 102.9% (Cost: $7,189,628,222)		7,204,785,699

Other Assets, Less Liabilities — (2.9)%		(203,239,615)

Net Assets — 100.0%		$7,001,546,084

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	U.S. dollar denominated security issued by foreign domiciled entity.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$147,500,634	$92,211,078	(a)	$—		$(18,193)	$(16,023)	$239,677,496	239,558	$375,194	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	280,692,000	—		(263,190,000	)(a)	—	—	17,502,000	17,502	71,361		—

						$(18,193)	$(16,023)	$257,179,496		$446,555		$—

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Floating Rate Bond ETF

Affiliates (continued)

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$5,886,619,075	$—	$5,886,619,075
Foreign Government Obligations	—	1,060,987,128	—	1,060,987,128
Money Market Funds	257,179,496	—	—	257,179,496

	$257,179,496	$6,947,606,203	$—	$7,204,785,699

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	63

Statements of Assets and Liabilities

October 31, 2021

	iShares Aaa - A Rated Corporate Bond ETF	iShares BB Rated Corporate Bond ETF	iShares Convertible Bond ETF	iShares Floating Rate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,165,521,853	$91,215,826	$1,899,748,890	$6,947,606,203
Affiliated(c)	90,638,921	8,545,790	4,430,000	257,179,496
Cash	11,585	130,229	1,278	37,691
Receivables:
Investments sold	4,504,760	1,514,326	28,482,629	29,822,505
Securities lending income — Affiliated	9,805	1,055	151	55,296
Capital shares sold	410,240	—	—	34,025,751
Dividends	59	8	24	379
Interest	8,749,056	1,096,094	4,242,688	7,024,127

Total assets	1,269,846,279	102,503,328	1,936,905,660	7,275,751,448

LIABILITIES
Collateral on securities loaned, at value	80,017,392	7,576,683	—	239,514,375
Payables:
Investments purchased	3,335,426	1,302,566	29,393,373	33,643,269
Investment advisory fees	148,660	12,819	314,554	1,047,720

Total liabilities	83,501,478	8,892,068	29,707,927	274,205,364

NET ASSETS	$1,186,344,801	$93,611,260	$1,907,197,733	$7,001,546,084

NET ASSETS CONSIST OF:
Paid-in capital	$1,180,737,732	$92,098,370	$1,701,098,863	$7,053,849,044
Accumulated earnings (loss)	5,607,069	1,512,890	206,098,870	(52,302,960)

NET ASSETS	$1,186,344,801	$93,611,260	$1,907,197,733	$7,001,546,084

Shares outstanding	21,000,000	1,800,000	18,650,000	138,000,000

Net asset value	$56.49	$52.01	$102.26	$50.74

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$77,788,720	$7,175,032	$—	$232,148,239
(b) Investments, at cost — Unaffiliated	$1,160,989,143	$90,210,950	$1,801,527,936	$6,932,517,141
(c) Investments, at cost — Affiliated	$90,624,591	$8,545,790	$4,430,000	$257,111,081

See notes to financial statements.

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2021

	iShares Aaa - A Rated Corporate Bond ETF	iShares BB Rated Corporate Bond ETF	iShares Convertible Bond ETF	iShares Floating Rate Bond ETF

INVESTMENT INCOME
Dividends — Unaffiliated.	$—	$—	$4,659	$—
Dividends — Affiliated	2,490	249	2,532	71,361
Interest — Unaffiliated	26,753,964	4,166,314	15,067,604	38,192,391
Securities lending income — Affiliated — net	140,568	8,653	2,163	375,194
Other income — Unaffiliated	—	1,065	37,395	—

Total investment income	26,897,022	4,176,281	15,114,353	38,638,946

EXPENSES
Investment advisory fees	1,942,677	275,658	3,173,405	12,213,716
Miscellaneous	173	—	173	173

Total expenses	1,942,850	275,658	3,173,578	12,213,889

Less:
Investment advisory fees waived	—	(110,263)	—	—

Total expenses after fees waived	1,942,850	165,395	3,173,578	12,213,889

Net investment income	24,954,172	4,010,886	11,940,775	26,425,057

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(215,835)	630,233	129,014,469	1,357,455
Investments — Affiliated	(11,064)	(893)	—	(18,193)
In-kind redemptions — Unaffiliated	33,419,946	1,751,324	177,102,270	3,139,680

Net realized gain	33,193,047	2,380,664	306,116,739	4,478,942

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(56,387,765)	1,509,216	(34,834,225)	192,046
Investments — Affiliated	(1,713)	—	—	(16,023)

Net change in unrealized appreciation (depreciation)	(56,389,478)	1,509,216	(34,834,225)	176,023

Net realized and unrealized gain (loss)	(23,196,431)	3,889,880	271,282,514	4,654,965

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,757,741	$7,900,766	$283,223,289	$31,080,022

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Changes in Net Assets

	iShares Aaa - A Rated Corporate Bond ETF		iShares BB Rated Corporate Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Period From 10/06/20(a) to 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$24,954,172	$21,569,447	$4,010,886	$94,737
Net realized gain	33,193,047	11,480,266	2,380,664	—
Net change in unrealized appreciation (depreciation)	(56,389,478)	37,383,936	1,509,216	(504,340)

Net increase (decrease) in net assets resulting from operations	1,757,741	70,433,649	7,900,766	(409,603)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(26,862,436)	(20,251,698)	(4,026,444)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(273,973,795)	1,015,631,385	17,586,117	72,560,424

NET ASSETS
Total increase (decrease) in net assets	(299,078,490)	1,065,813,336	21,460,439	72,150,821
Beginning of year	1,485,423,291	419,609,955	72,150,821	—

End of year	$1,186,344,801	$1,485,423,291	$93,611,260	$72,150,821

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Convertible Bond ETF		iShares Floating Rate Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,940,775	$7,688,276	$26,425,057	$124,402,531
Net realized gain (loss)	306,116,739	85,353,955	4,478,942	(100,217,042)
Net change in unrealized appreciation (depreciation)	(34,834,225)	120,688,311	176,023	(4,906,350)

Net increase in net assets resulting from operations	283,223,289	213,730,542	31,080,022	19,279,139

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(48,045,347)	(9,218,410)	(28,120,691)	(142,625,200)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	820,513,033	242,367,608	1,406,363,044	(4,224,940,685)

NET ASSETS
Total increase (decrease) in net assets	1,055,690,975	446,879,740	1,409,322,375	(4,348,286,746)
Beginning of year	851,506,758	404,627,018	5,592,223,709	9,940,510,455

End of year	$1,907,197,733	$851,506,758	$7,001,546,084	$5,592,223,709

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Financial Highlights

(For a share outstanding throughout each period)

	iShares Aaa - A Rated Corporate Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$57.46	$54.85	$49.57	$52.76	$52.80

Net investment income(a)	1.10	1.35	1.68	1.53	1.40
Net realized and unrealized gain (loss)(b)	(0.91)	2.68	5.25	(3.23)	(0.08)

Net increase (decrease) from investment operations	0.19	4.03	6.93	(1.70)	1.32

Distributions(c)
From net investment income	(1.13)	(1.42)	(1.65)	(1.49)	(1.36)
From net realized gain	(0.03)	—	—	—	—

Total distributions	(1.16)	(1.42)	(1.65)	(1.49)	(1.36)

Net asset value, end of year	$56.49	$57.46	$54.85	$49.57	$52.76

Total Return(d)
Based on net asset value	0.34%	7.44%	14.22%	(3.27)%	2.57%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%	0.15%

Net investment income	1.93%	2.37%	3.19%	3.00%	2.69%

Supplemental Data
Net assets, end of year (000)	$1,186,345	$1,485,423	$419,610	$158,621	$121,345

Portfolio turnover rate(e)	17%	16%	16%	15%	16%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares BB Rated Corporate Bond ETF
	Year Ended 10/31/21	Period From 10/06/20(a) to 10/31/20

Net asset value, beginning of period	$49.76	$50.00

Net investment income(b)	1.89	0.12
Net realized and unrealized gain (loss)(c)	2.25	(0.36)

Net increase (decrease) from investment operations	4.14	(0.24)

Distributions(d)
From net investment income	(1.89)	—

Total distributions	(1.89)	—

Net asset value, end of period	$52.01	$49.76

Total Return(e)
Based on net asset value	8.39%	(0.48	)%(f)

Ratios to Average Net Assets
Total expenses	0.25%	0.25	%(g)

Total expenses after fees waived	0.15%	0.15	%(g)

Net investment income	3.64%	3.36	%(g)

Supplemental Data
Net assets, end of period (000)	$93,611	$72,151

Portfolio turnover rate(h)	32%	0	%(f)(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)	Rounds to less than 1%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Convertible Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17

Net asset value, beginning of year	$80.71	$59.07	$55.86	$55.38		$47.01

Net investment income(a)	0.75	0.86	0.96	0.93		1.00
Net realized and unrealized gain(b)	24.52	21.90	4.74	0.87		8.57

Net increase from investment operations	25.27	22.76	5.70	1.80		9.57

Distributions(c)
From net investment income	(0.97)	(1.12)	(2.02)	(1.13)		(1.20)
From net realized gain	(2.75)	—	(0.47)	(0.19)		—

Total distributions	(3.72)	(1.12)	(2.49)	(1.32)		(1.20)

Net asset value, end of year	$102.26	$80.71	$59.07	$55.86		$55.38

Total Return(d)
Based on net asset value	31.91%	39.02%	10.55%	3.26	%(e)	20.63%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%		0.20%

Net investment income	0.75%	1.24%	1.66%	1.64%		1.88%

Supplemental Data
Net assets, end of year (000)	$1,907,198	$851,507	$404,627	$259,730		$354,410

Portfolio turnover rate(f)	46%	33%	24%	29%		14%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -1.94%.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Floating Rate Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$50.70	$50.98	$50.93	$50.93	$50.72

Net investment income(a)	0.22	0.83	1.44	1.19	0.73
Net realized and unrealized gain (loss)(b)	0.05	(0.24)	0.08	(0.13)	0.19

Net increase from investment operations	0.27	0.59	1.52	1.06	0.92

Distributions(c)
From net investment income	(0.23)	(0.87)	(1.47)	(1.06)	(0.71)

Total distributions	(0.23)	(0.87)	(1.47)	(1.06)	(0.71)

Net asset value, end of year	$50.74	$50.70	$50.98	$50.93	$50.93

Total Return(d)
Based on net asset value	0.52%	1.19%	3.02%	2.11%	1.82%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	0.43%	1.64%	2.84%	2.33%	1.43%

Supplemental Data
Net assets, end of year (000)	$7,001,546	$5,592,224	$9,940,510	$11,832,089	$6,544,454

Portfolio turnover rate(e)	38%	29%	23%	17%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Aaa - A Rated Corporate Bond	Diversified
BB Rated Corporate Bond	Diversified
Convertible Bond	Diversified
Floating Rate Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements (continued)

the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Aaa - A Rated Corporate Bond
Barclays Bank PLC	$9,343,151	$9,343,151		$—	$—
Barclays Capital, Inc.	2,230,590	2,230,590		—	—
BMO Capital Markets Corp.	1,870,530	1,870,530		—	—
BNP Paribas SA	4,577,901	4,577,901		—	—
BofA Securities, Inc.	5,001,596	5,001,596		—	—
Citadel Clearing LLC	86,885	86,885		—	—
Citigroup Global Markets, Inc.	2,702,353	2,702,353		—	—
Credit Suisse Securities (USA) LLC	4,103,293	4,103,293		—	—
Deutsche Bank Securities, Inc.	3,502,421	3,502,421		—	—
HSBC Securities (USA), Inc.	9,550,597	9,550,597		—	—
J.P. Morgan Securities LLC	17,176,956	17,176,956		—	—
Jefferies LLC	874,067	874,067		—	—
Morgan Stanley	5,015,627	5,015,627		—	—
Nomura Securities International, Inc.	1,067,228	1,067,228		—	—
RBC Capital Markets LLC	6,683,076	6,683,076		—	—
Scotia Capital (USA), Inc.	1,363,928	1,363,928		—	—
State Street Bank & Trust Co.	92,891	92,891		—	—
Wells Fargo Bank N.A	312,557	312,557		—	—
Wells Fargo Securities LLC	2,233,073	2,233,073		—	—

	$77,788,720	$77,788,720		$—	$—

BB Rated Corporate Bond
Barclays Bank PLC	$441,868	$441,868		$—	$—
BMO Capital Markets Corp.	182,258	182,258		—	—
BNP Paribas SA	3,720,800	3,720,800		—	—
BofA Securities, Inc.	913,670	913,670		—	—
Citadel Clearing LLC	174,455	174,455		—	—
Citigroup Global Markets, Inc.	728,884	728,884		—	—
Credit Suisse Securities (USA) LLC	304,521	304,521		—	—
Nomura Securities International, Inc.	147,422	147,422		—	—
State Street Bank & Trust Co.	561,154	561,154		—	—

	$7,175,032	$7,175,032		$—	$—

Floating Rate Bond
Barclays Bank PLC	$16,859,424	$16,859,424		$—	$—
Barclays Capital, Inc.	7,530,666	7,530,666		—	—
BMO Capital Markets Corp.	2,647,768	2,647,768		—	—
BNP Paribas SA	101,379	101,379		—	—
BofA Securities, Inc.	11,248,884	11,248,884		—	—
Citigroup Global Markets, Inc.	6,338,361	6,338,361		—	—
Credit Suisse Securities (USA) LLC	3,634,190	3,634,190		—	—
Goldman Sachs & Co. LLC	4,742,226	4,742,226		—	—
HSBC Securities (USA), Inc.	305,569	305,569		—	—
J.P. Morgan Securities LLC	94,898,263	94,898,263		—	—
Jefferies LLC	1,007,230	1,007,230		—	—
Morgan Stanley	14,711,634	14,711,634		—	—
Nomura Securities International, Inc.	5,008,275	5,008,275		—	—
Pershing LLC	20,024	20,024		—	—
RBC Capital Markets LLC	13,839,474	13,839,474		—	—
Toronto Dominion Bank	2,527,925	2,527,925		—	—
Wells Fargo Securities LLC	46,726,947	46,726,947		—	—

	$232,148,239	$232,148,239		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

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Notes to Financial Statements (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Aaa - A Rated Corporate Bond	0.15%
BB Rated Corporate Bond	0.25
Convertible Bond	0.20
Floating Rate Bond	0.15

Effective October 20, 2021, for its investment advisory services to the iShares Floating Rate Bond ETF, BFA is entitled to an annual investment advisory fee of 0.15%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to October 20, 2021, BFA was entitled to an annual investment advisory fee of 0.20%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). For the iShares BB Rated Corporate Bond ETF, BFA has elected to implement a voluntary fee waiver at an annual rate of 0.10% and currently intends to keep such voluntary fee waiver for the Fund in place for a one-year period through October 31, 2022. Any voluntary waiver or reimbursement implemented by BFA may be eliminated by BFA at any time.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
BB Rated Corporate Bond	$110,263

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Aaa - A Rated Corporate Bond	$57,840
BB Rated Corporate Bond	3,666
Convertible Bond	924
Floating Rate Bond	152,915

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Aaa - A Rated Corporate Bond	$404,322	$—	$—
BB Rated Corporate Bond	479,406	2,888,872	167,971

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6. PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Other Securities
iShares ETF	Purchases	Sales
Aaa - A Rated Corporate Bond	$223,143,980	$219,087,512
BB Rated Corporate Bond	34,926,151	33,256,028
Convertible Bond	809,277,856	719,359,766
Floating Rate Bond	2,673,980,735	2,116,991,103

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Aaa - A Rated Corporate Bond	$371,139,345	$637,411,147
BB Rated Corporate Bond	75,210,929	58,796,078
Convertible Bond	1,411,145,751	645,753,294
Floating Rate Bond	1,871,872,270	579,634,625

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to certain deemed distributions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Aaa - A Rated Corporate Bond	$33,419,946	$(33,419,946)
BB Rated Corporate Bond	1,951,829	(1,951,829)
Convertible Bond	197,661,739	(197,661,739)
Floating Rate Bond	2,860,549	(2,860,549)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20
Aaa - A Rated Corporate Bond
Ordinary income	$26,862,436	$20,251,698

iShares ETF	Year Ended 10/31/21	Period Ended 10/31/20
BB Rated Corporate Bond
Ordinary income	$4,026,444	$—

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20
Convertible Bond
Ordinary income	$26,673,704	$9,218,410
Long-term capital gains	21,371,643	—

	$48,045,347	$9,218,410

Floating Rate Bond
Ordinary income	$28,120,691	$142,625,200

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)	(b)	Total
Aaa - A Rated Corporate Bond	$1,906,677	$—	$(328,433)	$4,028,825		$5,607,069
BB Rated Corporate Bond	656,583	10,293	—	846,014		1,512,890
Convertible Bond	35,142,629	75,045,375	—	95,910,866		206,098,870
Floating Rate Bond	2,119,649	—	(66,820,927)	12,398,318		(52,302,960)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities and dividends deemed recognized for tax purposes.

As of October 31, 2021, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
Aaa - A Rated Corporate Bond	$328,433
Floating Rate Bond	66,820,927

For the year ended October 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
Floating Rate Bond	$231,236

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements (continued)

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Aaa - A Rated Corporate Bond	$1,252,131,949	$13,339,084	$(9,310,259)	$4,028,825
BB Rated Corporate Bond	98,915,602	1,610,380	(764,366)	846,014
Convertible Bond	1,808,268,024	165,009,293	(69,098,427)	95,910,866
Floating Rate Bond	7,192,387,381	13,962,478	(1,564,160)	12,398,318

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

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Notes to Financial Statements (continued)

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20
iShares ETF	Shares	Amount	Shares	Amount

Aaa - A Rated Corporate Bond
Shares sold	6,650,000	$378,876,822	19,350,000	$1,081,341,076
Shares redeemed	(11,500,000)	(652,850,617)	(1,150,000)	(65,709,691)

Net increase (decrease)	(4,850,000)	$(273,973,795)	18,200,000	$1,015,631,385

	Year Ended 10/31/21		Period Ended 10/31/20
iShares ETF	Shares	Amount	Shares	Amount

BB Rated Corporate Bond
Shares sold	1,500,000	$77,463,262	1,450,000	$72,560,424
Shares redeemed	(1,150,000)	(59,877,145)	—	—

Net increase	350,000	$17,586,117	1,450,000	$72,560,424

	Year Ended 10/31/21		Year Ended 10/31/20
iShares ETF	Shares	Amount	Shares	Amount

Convertible Bond
Shares sold	14,850,000	$1,483,986,664	6,300,000	$433,092,277
Shares redeemed	(6,750,000)	(663,473,631)	(2,600,000)	(190,724,669)

Net increase	8,100,000	$820,513,033	3,700,000	$242,367,608

Floating Rate Bond
Shares sold	39,500,000	$2,005,059,788	4,100,000	$217,504,452
Shares redeemed	(11,800,000)	(598,696,744)	(88,800,000)	(4,442,445,137)

Net increase (decrease)	27,700,000	$1,406,363,044	(84,700,000)	$(4,224,940,685)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares Aaa - A Rated Corporate Bond ETF, iShares BB Rated Corporate Bond ETF, iShares Convertible Bond ETF and iShares Floating Rate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Aaa—A Rated Corporate Bond ETF, iShares BB Rated Corporate Bond ETF, iShares Convertible Bond ETF and iShares Floating Rate Bond ETF (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares Aaa - A Rated Corporate Bond ETF, iShares Convertible Bond ETF and iShares Floating Rate Bond ETF: statements of operations for the year ended October 31, 2021 and statements of changes in net assets for each of the two years in the period ended October 31, 2021.

iShares BB Rated Corporate Bond ETF: statement of operations for the year ended October 31, 2021, and statement of changes in net assets for the year ended October 31, 2021 and the period October 6, 2020 (commencement of operations) to October 31, 2020.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended October 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

Dividends-Received
iShares ETF	Deduction
Convertible Bond	3.32%

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended October 31, 2021:

iShares ETF	Qualified Dividend Income
Convertible Bond	$1,685,612

The Funds hereby designates the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends
Aaa - A Rated Corporate Bond	$25,250,091
BB Rated Corporate Bond	4,292,199
Convertible Bond	14,187,292
Floating Rate Bond	27,973,128

The Funds hereby designates the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends
Aaa - A Rated Corporate Bond	$20,378,655
BB Rated Corporate Bond	3,671,752
Convertible Bond	11,831,474
Floating Rate Bond	16,998,028

The Funds hereby designates the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2021:

iShares ETF	Federal Obligation Interest
Aaa - A Rated Corporate Bond	$1,479
BB Rated Corporate Bond	154
Convertible Bond	1,524
Floating Rate Bond	31,845

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended October 31, 2021:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
Convertible Bond	$37,801,946

I M P O R T A N T T A X I N F O R M A T I O N	81

Board Review and Approval of Investment Advisory Contract

iShares Aaa - A Rated Corporate Bond ETF, iShares BB Rated Corporate Bond ETF, iShares Convertible Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Floating Rate Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

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Board Review and Approval of Investment Advisory Contract  (continued)

providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Aaa - A Rated Corporate Bond	$1.127785	$0.034532	$—	$1.162317	97%	3%	—%		100%
BB Rated Corporate Bond	1.891588	—	—	1.891588	100	—	—		100
Convertible Bond	0.970300	2.752453	—	3.722753	26	74	—		100
Floating Rate Bond(a)	0.234665	—	0.000131	0.234796	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	87

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	89

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

CMT	Constant Maturity Treasury

LIBOR	London Interbank Offered Rate

PIK	Payment-in-kind

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited or ICE Data Indices, LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1004-1021

OCTOBER 31, 2021

2021 Annual Report

iShares Trust

•  iShares 0-5 Year Investment Grade Corporate Bond ETF | SLQD | NASDAQ

•  iShares Global Green Bond ETF | BGRN | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.91%	42.91%
U.S. small cap equities (Russell 2000® Index)	1.85	50.80
International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18
Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Bond Market Overview

Global investment-grade bonds declined slightly for the 12 months ended October 31, 2021 (“reporting period”). The Bloomberg Global Aggregate Index, a broad measure of global bond market performance, returned -1.24% in U.S. dollar terms for the reporting period.

While the global economy continued its rebound from the impact of the coronavirus pandemic, the recovery was uneven and beset with challenges. The creation of multiple COVID-19 vaccines and the implementation of vaccination programs globally helped to mitigate the pandemic’s impact and led to the lifting of restrictions in many countries. However, while nearly half of the world’s population received at least one vaccine dose by the end of the reporting period, vaccine distribution varied substantially. The spread of the highly contagious Delta variant led to swift case increases in some areas, causing renewed restrictions and constraining global growth.

Bond performance differed by type, but in general corporate bonds gained more than government bonds, and lower-rated bonds gained more than higher-rated bonds. The improving economic environment and vaccination progress led to investor optimism about the lower-rated segments of the market. However, a notable rise in global inflation pressured bonds, which typically lose value in an inflationary environment.

Bonds in the U.S. established these global patterns, as corporate bonds, particularly high-yield bonds, posted solid returns, backed by strong investor demand for yield, while U.S. Treasuries declined, largely due to rising inflation. Bond issuance was high by historical standards, as corporations were eager to take advantage of low borrowing costs, while the federal government issued debt to finance stimulus and other spending. The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchase program. The Fed indicated that it would begin slowing its bond buying activities late in 2021, and their forecast showed that an interest rate increase is possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

European bond prices declined overall, as supply chain frictions and increasing commodities prices, particularly for energy commodities, led to the highest Eurozone inflation rate in 13 years. In response, the European Central Bank (“ECB”) slowed the pace of its bond purchases, while keeping its benchmark interest rate at 0%. The E.U. issued €20 billion in common European bonds to partially finance its pandemic recovery fund, attracting high investor interest. Bond prices also declined in the U.K. amid a relatively early vaccination push and robust economic recovery. While the Bank of England kept interest rates at record lows, it signaled that it would soon raise interest rates to counter growing inflation.

In contrast, bonds in the Asia/Pacific region posted a solid gain overall, although gains were mostly concentrated in corporate bonds, particularly the lower-rated segment of the market. Japanese government bonds were nearly flat, as inflation concerns were much less prominent in Japan compared to other regions, and the Bank of Japan showed no signs of tightening monetary policy. Emerging market bonds also advanced, benefiting from higher yields compared with developed economies, as investors sought income in a low interest rate environment. However, concerns late in the reporting period surrounding China’s highly indebted property companies weighed on returns of some emerging market bonds.

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Fund Summary as of October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF

Investment Objective

The iShares 0-5 Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid Investment Grade 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	0.44%	2.60%	2.33%	0.44%	13.71%	20.34%
Fund Market	0.40	2.59	2.33	0.40	13.62	20.39
Index	0.50	2.66	2.43	0.50	14.01	21.33

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/13. The first day of secondary market trading was 10/17/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 998.10	$ 0.30		$ 1,000.00	$ 1,024.90	$ 0.31		0.06%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® 0-5 Year Investment Grade Corporate Bond ETF

Portfolio Management Commentary

Investment-grade corporate bonds with remaining maturities of less than five years gained fractionally during the reporting period. Bond income and declining yield spreads (the difference between yields of investment-grade corporate bonds and U.S. Treasuries) benefited the Index’s return, offsetting the negative impact of rising interest rates.

Bonds issued by financial companies, which represented approximately 43% of the Index on average, contributed the most to the Index’s return. Banks remained relatively financially healthy during the coronavirus pandemic, supported by economic stimulus, strong balance sheets, and diverse revenue streams. The improving economy also helped financial companies, and many banks released reserves created to account for potential bad loans, boosting income as asset quality improved. Banks’ robust earnings and cash flows, as well as the relatively high yield of bank debt compared to other sectors, drove strong interest from investors. Issuance of bank bonds was high, as banks used debt refinancing to lower their borrowing costs and to meet regulatory requirements in the face of rising deposits. Non-bank finance company bonds also gained, including aircraft leasing companies, which benefited from the improving financial environment of their lessees.

Energy company bonds also contributed to the Index’s return, helped by rising prices for energy commodities. The prices of oil, natural gas, and coal all increased substantially during the reporting period as the global economic rebound led to higher demand for energy. Bonds of consumer cyclicals companies advanced as automotive company debt gained despite production cuts due to a semiconductor shortage.

From a credit quality perspective, most credit rating categories in the Index contributed to the Index’s performance. Lower-rated Baa bonds were the top contributors, as the improving economy tempered concerns about credit quality.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	0.9%
Aa	7.3
A	45.7
Baa	43.6
Ba	1.3
Not Rated	1.2

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)
0-1 Year	10.6%
1-2 Years	22.7
2-3 Years	24.5
3-4 Years	23.6
4-5 Years	17.0
5-6 Years	1.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

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Fund Summary as of October 31, 2021	iShares® Global Green Bond ETF

Investment Objective

The iShares Global Green Bond ETF (the “Fund”) seeks to track the investment results of an index composed of global investment-grade green bonds that are issued to fund environmental projects, while mitigating exposure to currency fluctuations versus the U.S. dollar, as represented by Bloomberg MSCI Global Green Bond Select (USD Hedged) Index (the “Index”) (formerly the Bloomberg Barclays MSCI Global Green Bond Select (USD Hedged) Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(1.82)%	4.92%	(1.82)%	15.33%
Fund Market	(1.92)	5.06	(1.92)	15.77
Index	(1.65)	5.03	(1.65)	15.64

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/13/18. The first day of secondary market trading was 11/15/18.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,001.70	$ 1.01		$ 1,000.00	$ 1,024.20	$ 1.02		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021 (continued)	iShares® Global Green Bond ETF

Portfolio Management Commentary

Green bonds seek to raise funds for projects that aim to positively affect the environment, typically by promoting energy efficiency or reducing carbon emissions. Projects using green bonds included investments in renewable energy generation, wastewater collection and treatment, sustainable forest management, and upgrading equipment to improve energy efficiency. Despite the impact of the coronavirus pandemic, investor interest in green bonds grew significantly, and proceeds from issuance in the first six months of 2021 exceeded the entirety of 2020. Green bonds helped to fund pandemic recovery efforts, as the E.U. issued €12 billion to finance sustainable projects that are a part of its coronavirus recovery fund, the largest single green bond issuance to date. The E.U. also led efforts to systematize the definition and measurement of green bond principles. Its proposed taxonomy, which is currently voluntary pending the approval of member states, requires impact reporting and an external review to ensure compliance.

Investment-grade green bonds declined for the reporting period. Non-U.S. government bonds detracted the most from the Index’s performance, particularly bonds issued by European countries, which use green bonds to finance their sustainability-related activities. French government bonds led the decline in an environment of rising yields (which move inversely to prices) on French sovereign debt. Investor anticipation that the ECB will reduce bond purchases to counter rising inflation pressured French bonds, in addition to government bonds issued by other notable detractors, including the Netherlands and Belgium.

Bonds of foreign agencies also detracted from the Index’s return. This category included agencies such as the Société du Grand Paris, which uses green bonds to finance the extension of Parisian railway networks.

In terms of relative performance, the Index underperformed the broader market, as represented by the Bloomberg Global Aggregate Bond Index (USD Hedged). The Index invests only in bonds that meet Green Bond Principles as verified by MSCI ESG Research, resulting in a mix of bonds that can differ substantially from the broader market. The Index held an overweight position in government-related bonds, particularly foreign agency and supranational bonds, and underweight positions in non-U.S. government bonds and securitized bonds. Security selection in non-U.S. government bonds detracted the most from relative performance, while an overweight to corporate bonds benefited the Index compared to the broader market.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments(a)

Aaa	24.5%
Aa	24.2
A	16.8
Baa	24.6
Ba	0.3
Not Rated	9.6

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments(a)

0-1 Year	2.7%
1-5 Years	28.4
5-10 Years	37.6
10-15 Years	9.5
15-20 Years	10.0
More than 20 Years	11.8

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

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About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
Interpublic Group of Companies Inc. (The), 4.20%, 04/15/24	$203	$217,147
Omnicom Group Inc./Omnicom Capital Inc.
3.60%, 04/15/26 (Call 01/15/26)	2,265	2,446,203
3.65%, 11/01/24 (Call 08/01/24)	842	898,905

		3,562,255

Aerospace & Defense — 1.7%
Boeing Co. (The)
1.17%, 02/04/23 (Call 02/04/22)	315	315,369
1.43%, 02/04/24 (Call 02/04/22)	2,960	2,961,757
1.95%, 02/01/24(a)	1,170	1,191,759
2.20%, 02/04/26 (Call 02/04/23)(a)	6,147	6,160,513
2.70%, 05/01/22(a)	622	628,160
2.75%, 02/01/26 (Call 01/01/26)(a)	1,470	1,517,863
3.10%, 05/01/26 (Call 03/01/26)	335	349,636
4.51%, 05/01/23 (Call 04/01/23)	2,583	2,708,053
4.88%, 05/01/25 (Call 04/01/25)(a)	5,413	5,978,754
General Dynamics Corp.
1.15%, 06/01/26 (Call 05/01/26)	30	29,898
1.88%, 08/15/23 (Call 06/15/23)	752	768,714
2.13%, 08/15/26 (Call 05/15/26)	10	10,328
2.25%, 11/15/22 (Call 08/15/22)	1,273	1,288,802
2.38%, 11/15/24 (Call 09/15/24)	835	870,668
3.25%, 04/01/25 (Call 03/01/25)	988	1,052,020
3.38%, 05/15/23 (Call 04/15/23)	1,065	1,107,880
3.50%, 05/15/25 (Call 03/15/25)	938	1,008,811
L3Harris Technologies Inc.
3.83%, 04/27/25 (Call 01/27/25)	786	847,761
3.85%, 06/15/23 (Call 05/15/23)	1,548	1,623,325
Lockheed Martin Corp.
2.90%, 03/01/25 (Call 12/01/24)	1,313	1,382,814
3.10%, 01/15/23 (Call 11/15/22)(a)	394	404,489
3.55%, 01/15/26 (Call 10/15/25)	2,060	2,242,885
Northrop Grumman Corp.
2.93%, 01/15/25 (Call 11/15/24)	2,089	2,189,497
3.25%, 08/01/23	1,616	1,688,661
Raytheon Technologies Corp.
3.20%, 03/15/24 (Call 01/15/24)	1,481	1,556,733
3.95%, 08/16/25 (Call 06/16/25)	1,616	1,763,753

		41,648,903

Agriculture — 1.2%
Altria Group Inc.
2.35%, 05/06/25 (Call 04/06/25)	1,596	1,644,800
2.85%, 08/09/22(a)	80	81,494
4.00%, 01/31/24	115	122,675
4.40%, 02/14/26 (Call 12/14/25)	1,280	1,420,440
Archer-Daniels-Midland Co., 2.50%, 08/11/26 (Call 05/11/26)	35	36,838
BAT Capital Corp.
2.76%, 08/15/22 (Call 07/15/22)	180	182,655
2.79%, 09/06/24 (Call 08/06/24)	1,705	1,773,270
3.22%, 08/15/24 (Call 06/15/24)	3,299	3,464,903
3.22%, 09/06/26 (Call 07/06/26)	1,140	1,199,735
BAT International Finance PLC, 1.67%, 03/25/26 (Call 02/25/26)	1,184	1,170,534
Bunge Ltd. Finance Corp.
1.63%, 08/17/25 (Call 07/17/25)(a)	722	724,589
3.25%, 08/15/26 (Call 05/15/26)	70	74,683
4.35%, 03/15/24 (Call 02/15/24)	1,143	1,227,988

Security	Par (000)	Value

Agriculture (continued)
Philip Morris International Inc.
0.88%, 05/01/26 (Call 04/01/26)	$1,110	$1,078,295
1.13%, 05/01/23	944	952,639
1.50%, 05/01/25 (Call 04/01/25)	945	952,408
2.13%, 05/10/23 (Call 03/10/23)	714	729,347
2.38%, 08/17/22 (Call 07/17/22)	1,293	1,310,383
2.50%, 08/22/22(a)	991	1,007,141
2.50%, 11/02/22 (Call 10/02/22)	1,179	1,200,851
2.63%, 02/18/22 (Call 01/18/22)	463	465,101
2.63%, 03/06/23	789	811,657
2.75%, 02/25/26 (Call 11/25/25)	392	411,772
2.88%, 05/01/24 (Call 04/01/24)	1,046	1,094,927
2.90%, 11/15/21	516	516,451
3.25%, 11/10/24	1,142	1,214,575
3.38%, 08/11/25 (Call 05/11/25)	298	319,184
3.60%, 11/15/23	345	366,624
Reynolds American Inc.
4.45%, 06/12/25 (Call 03/12/25)	3,094	3,375,536
4.85%, 09/15/23	642	689,562

		29,621,057

Airlines — 0.2%
Southwest Airlines Co.
4.75%, 05/04/23	1,614	1,707,132
5.25%, 05/04/25 (Call 04/04/25)(a)	2,780	3,115,375

		4,822,507

Apparel — 0.2%
NIKE Inc.
2.25%, 05/01/23 (Call 02/01/23)	741	757,664
2.40%, 03/27/25 (Call 02/27/25)	1,528	1,591,031
Ralph Lauren Corp., 1.70%, 06/15/22	906	913,389
VF Corp.
2.05%, 04/23/22(a)	900	906,750
2.40%, 04/23/25 (Call 03/23/25)(a)	1,025	1,060,769

		5,229,603

Auto Manufacturers — 3.5%
American Honda Finance Corp.
0.40%, 10/21/22(a)	101	101,004
0.55%, 07/12/24	1,620	1,601,807
0.65%, 09/08/23	250	250,055
0.75%, 08/09/24(a)	165	163,986
0.88%, 07/07/23(a)	709	712,840
1.00%, 09/10/25(a)	428	424,260
1.20%, 07/08/25(a)	1,354	1,350,386
1.30%, 09/09/26	572	567,173
1.95%, 05/20/22(a)	319	321,385
1.95%, 05/10/23	1,571	1,603,269
2.05%, 01/10/23	938	955,311
2.15%, 09/10/24	1,352	1,396,506
2.20%, 06/27/22	1,432	1,450,249
2.40%, 06/27/24	1,253	1,300,645
2.60%, 11/16/22	971	990,569
2.90%, 02/16/24	520	543,817
3.38%, 12/10/21(a)	170	170,567
3.45%, 07/14/23	874	915,098
3.55%, 01/12/24	883	934,596
3.63%, 10/10/23	1,225	1,294,621
Cummins Inc.
0.75%, 09/01/25 (Call 08/01/25)	386	378,703
3.65%, 10/01/23 (Call 07/01/23)	508	533,331

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
General Motors Co.
4.00%, 04/01/25	$282	$303,839
4.88%, 10/02/23	1,916	2,055,362
5.40%, 10/02/23	1,526	1,651,140
6.13%, 10/01/25 (Call 09/01/25)	2,083	2,413,934
General Motors Financial Co. Inc.
1.05%, 03/08/24	1,230	1,227,528
1.20%, 10/15/24	365	363,935
1.25%, 01/08/26 (Call 12/08/25)	2,046	2,005,117
1.50%, 06/10/26 (Call 05/10/26)	1,635	1,610,541
1.70%, 08/18/23	1,420	1,439,818
2.75%, 06/20/25 (Call 05/20/25)	1,593	1,652,481
2.90%, 02/26/25 (Call 01/26/25)	1,645	1,711,604
3.15%, 06/30/22 (Call 05/30/22)	1,667	1,692,712
3.25%, 01/05/23 (Call 12/05/22)(a)	856	879,246
3.45%, 01/14/22 (Call 12/14/21)	626	627,971
3.45%, 04/10/22 (Call 02/10/22)	957	964,783
3.50%, 11/07/24 (Call 09/07/24)	926	980,913
3.55%, 07/08/22(a)	814	830,836
3.70%, 05/09/23 (Call 03/09/23)	1,865	1,935,857
3.95%, 04/13/24 (Call 02/13/24)	1,721	1,826,525
4.00%, 01/15/25 (Call 10/15/24)(a)	1,304	1,395,619
4.15%, 06/19/23 (Call 05/19/23)	1,665	1,747,388
4.20%, 11/06/21	618	618,239
4.25%, 05/15/23	1,084	1,139,002
4.30%, 07/13/25 (Call 04/13/25)	1,575	1,710,709
4.35%, 04/09/25 (Call 02/09/25)	1,398	1,520,242
5.10%, 01/17/24 (Call 12/17/23)(a)	1,584	1,710,591
5.25%, 03/01/26 (Call 12/01/25)	1,635	1,849,684
Stellantis NV, 5.25%, 04/15/23	2,347	2,489,334
Toyota Motor Corp.
0.68%, 03/25/24 (Call 02/25/24)	1,145	1,140,015
1.34%, 03/25/26 (Call 02/25/26)	1,246	1,243,487
2.16%, 07/02/22(a)	540	545,958
2.36%, 07/02/24	780	811,196
3.42%, 07/20/23	992	1,041,745
Toyota Motor Credit Corp.
0.35%, 10/14/22(a)	423	422,509
0.40%, 04/06/23	325	324,510
0.45%, 07/22/22	579	578,911
0.45%, 01/11/24	1,203	1,192,997
0.50%, 08/14/23	1,706	1,704,775
0.50%, 06/18/24	1,720	1,703,444
0.63%, 09/13/24	570	565,459
0.80%, 10/16/25	1,254	1,229,305
0.80%, 01/09/26	854	834,973
1.13%, 06/18/26	2,065	2,036,203
1.15%, 05/26/22	499	501,180
1.35%, 08/25/23(a)	691	699,807
1.80%, 02/13/25(a)	1,231	1,256,807
2.00%, 10/07/24	336	346,516
2.15%, 09/08/22	1,206	1,222,740
2.25%, 10/18/23	773	796,969
2.60%, 01/11/22	438	440,066
2.63%, 01/10/23	387	396,872
2.65%, 04/12/22(a)	992	1,000,736
2.70%, 01/11/23	819	840,551
2.80%, 07/13/22	641	651,375
2.90%, 03/30/23	929	960,298
2.90%, 04/17/24	427	447,964

Security	Par (000)	Value

Auto Manufacturers (continued)
3.00%, 04/01/25	$1,507	$1,593,668
3.30%, 01/12/22	639	642,318
3.35%, 01/08/24	711	750,316
3.40%, 04/14/25	414	444,448
3.45%, 09/20/23	1,253	1,319,910

		88,003,156

Auto Parts & Equipment — 0.1%
Aptiv Corp., 4.15%, 03/15/24 (Call 12/15/23)	1,024	1,091,847
Aptiv PLC, 4.25%, 01/15/26 (Call 10/15/25)	30	33,128
BorgWarner Inc., 3.38%, 03/15/25 (Call 12/15/24)(a)	695	737,077
Magna International Inc.
3.63%, 06/15/24 (Call 03/15/24)(a)	902	961,949
4.15%, 10/01/25 (Call 07/01/25)	803	880,875

		3,704,876

Banks — 32.6%
Australia & New Zealand Banking Group Ltd./New York NY
2.05%, 11/21/22	1,204	1,225,159
2.55%, 11/23/21	490	490,549
2.63%, 05/19/22(a)	631	638,419
2.63%, 11/09/22(a)	831	850,219
3.70%, 11/16/25	660	722,946
Banco Bilbao Vizcaya Argentaria SA
0.88%, 09/18/23	1,190	1,191,478
1.13%, 09/18/25	905	887,816
Banco Santander SA
0.70%, 06/30/24 (Call 06/30/23)(b)	415	413,710
1.72%, 09/14/27 (Call 09/14/26)(b)	600	590,361
1.85%, 03/25/26	1,425	1,425,929
2.71%, 06/27/24	2,346	2,445,396
2.75%, 05/28/25	1,793	1,863,287
3.13%, 02/23/23	1,055	1,086,954
3.50%, 04/11/22(a)	815	825,592
3.85%, 04/12/23	895	934,218
Bank of America Corp.
0.52%, 06/14/24 (Call 06/14/23)(b)	1,785	1,776,343
0.81%, 10/24/24 (Call 10/24/23), (SOFR + 0.740%)(b)	1,650	1,647,955
0.98%, 04/22/25 (Call 04/22/24), (SOFR + 0.690%)(b)	2,621	2,608,613
0.98%, 09/25/25 (Call 09/25/24), (SOFR + 0.910%)(b)	1,710	1,698,066
1.32%, 06/19/26 (Call 06/19/25), (SOFR + 1.150%)(b)	1,995	1,979,378
1.49%, 05/19/24 (Call 05/19/23)(b)	260	262,802
1.73%, 07/22/27 (Call 07/22/26)(b)	6,695	6,653,739
2.02%, 02/13/26 (Call 02/13/25), (3 mo. LIBOR US + 0.640%)(b)	2,065	2,103,443
2.46%, 10/22/25 (Call 10/22/24), (3 mo. LIBOR US + 0.870%)(b)	1,322	1,367,384
2.82%, 07/21/23 (Call 07/21/22), (3 mo. LIBOR US + 0.930%)(b)	1,899	1,928,530
2.88%, 04/24/23 (Call 04/24/22), (3 mo. LIBOR US + 1.021%)(a)(b)	1,326	1,340,240
3.00%, 12/20/23 (Call 12/20/22), (3 mo. LIBOR US + 0.790%)(b)	3,369	3,455,973
3.09%, 10/01/25 (Call 10/01/24), (3 mo. LIBOR US + 1.090%)(b)	2,132	2,241,834
3.12%, 01/20/23 (Call 01/20/22), (3 mo. LIBOR US + 1.160%)(a)(b)	1,382	1,389,781
3.30%, 01/11/23	4,102	4,237,471
3.37%, 01/23/26 (Call 01/23/25), (3 mo. LIBOR US + 0.810%)(b)	110	116,669
3.46%, 03/15/25 (Call 03/15/24)(b)	100	105,387
3.50%, 04/19/26	2,192	2,366,059

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.55%, 03/05/24 (Call 03/05/23)(b)	$3,234	$3,354,540
3.86%, 07/23/24 (Call 07/23/23)(b)	2,904	3,048,347
3.88%, 08/01/25	1,687	1,840,189
4.00%, 04/01/24	2,411	2,586,677
4.00%, 01/22/25	775	835,147
4.10%, 07/24/23	1,933	2,047,455
4.13%, 01/22/24(a)	2,254	2,414,266
4.20%, 08/26/24	3,365	3,641,827
4.25%, 10/22/26	20	22,147
4.45%, 03/03/26(a)	231	256,038
5.70%, 01/24/22	300	303,565
Series L, 3.95%, 04/21/25(a)	2,920	3,154,225
Series N, 1.66%, 03/11/27 (Call 03/11/26)(b)	2,000	1,991,189
Bank of America N.A., 3.34%, 01/25/23 (Call 01/25/22)(a)(b)	665	669,354
Bank of Montreal
0.40%, 09/15/23	1,015	1,009,927
0.45%, 12/08/23	867	862,965
0.63%, 07/09/24	1,840	1,822,282
1.25%, 09/15/26	3,002	2,946,869
1.85%, 05/01/25	1,430	1,459,625
2.05%, 11/01/22	818	831,826
2.35%, 09/11/22(a)	1,462	1,487,157
2.50%, 06/28/24	1,960	2,039,738
2.55%, 11/06/22 (Call 10/06/22)	961	978,964
2.90%, 03/26/22(a)	276	278,829
Series E, 3.30%, 02/05/24	2,060	2,173,141
Bank of New York Mellon Corp. (The)
0.35%, 12/07/23 (Call 11/07/23)(a)	335	333,133
0.50%, 04/26/24 (Call 03/26/24)	913	906,806
0.75%, 01/28/26 (Call 12/28/25)	599	585,315
1.05%, 10/15/26 (Call 09/15/26)(a)	3,000	2,938,639
1.60%, 04/24/25 (Call 03/24/25)	1,282	1,299,667
1.85%, 01/27/23 (Call 01/02/23)	728	739,495
1.95%, 08/23/22(a)	603	610,735
2.10%, 10/24/24	1,375	1,423,264
2.20%, 08/16/23 (Call 06/16/23)	1,651	1,694,387
2.45%, 08/17/26 (Call 05/17/26)	25	26,115
2.60%, 02/07/22 (Call 01/07/22)	947	951,239
2.80%, 05/04/26 (Call 02/04/26)	260	274,789
2.95%, 01/29/23 (Call 12/29/22)	1,576	1,620,616
3.25%, 09/11/24 (Call 08/11/24)	648	688,930
3.40%, 05/15/24 (Call 04/15/24)	778	825,601
3.45%, 08/11/23	1,011	1,062,274
3.50%, 04/28/23	916	956,263
Series 12, 3.65%, 02/04/24 (Call 01/05/24)	926	983,377
Series G, 3.00%, 02/24/25 (Call 01/24/25)	527	557,884
Bank of Nova Scotia (The)
0.40%, 09/15/23	600	596,754
0.55%, 09/15/23	245	244,362
0.65%, 07/31/24	985	976,285
0.70%, 04/15/24	3,740	3,713,100
1.05%, 03/02/26	863	845,852
1.30%, 06/11/25(a)	632	631,177
1.30%, 09/15/26 (Call 06/15/26)	1,275	1,253,098
1.35%, 06/24/26	5,120	5,071,215
1.63%, 05/01/23	396	402,419
1.95%, 02/01/23	191	194,352
2.00%, 11/15/22	676	687,236
2.20%, 02/03/25(a)	465	479,516

Security	Par (000)	Value

Banks (continued)
2.38%, 01/18/23(a)	$631	$645,365
2.45%, 09/19/22(a)	792	807,686
2.70%, 03/07/22	579	583,471
2.70%, 08/03/26	20	20,997
3.40%, 02/11/24	1,541	1,626,521
4.50%, 12/16/25	1,336	1,484,679
Barclays Bank PLC
1.70%, 05/12/22 (Call 04/12/22)	1,045	1,051,601
3.75%, 05/15/24	550	590,241
Barclays PLC
1.01%, 12/10/24 (Call 12/10/23)(b)	1,815	1,813,750
2.85%, 05/07/26 (Call 05/07/25)(b)	1,882	1,956,526
3.65%, 03/16/25	3,176	3,388,538
3.68%, 01/10/23 (Call 01/10/22)	1,584	1,593,341
3.93%, 05/07/25 (Call 05/07/24)(b)	2,757	2,931,869
4.34%, 05/16/24 (Call 05/16/23), (3 mo. LIBOR US + 1.356%)(b)	2,088	2,197,021
4.38%, 09/11/24(a)	2,234	2,411,641
4.38%, 01/12/26	2,965	3,267,433
4.61%, 02/15/23 (Call 02/15/22)(b)	2,631	2,661,300
5.20%, 05/12/26	412	466,702
BBVA USA
2.88%, 06/29/22 (Call 05/29/22)(a)	868	880,985
3.88%, 04/10/25 (Call 03/10/25)	820	886,157
2.50%, 08/27/24 (Call 07/27/24)	891	927,548
BNP Paribas SA
3.25%, 03/03/23	1,471	1,524,321
4.25%, 10/15/24(a)	1,593	1,734,261
BPCE SA
2.75%, 12/02/21	445	445,843
4.00%, 04/15/24	1,629	1,748,910
Canadian Imperial Bank of Commerce
0.45%, 06/22/23	1,125	1,120,596
0.50%, 12/14/23	792	785,992
0.95%, 06/23/23	878	881,533
0.95%, 10/23/25	240	235,952
1.00%, 10/18/24	500	497,997
1.25%, 06/22/26	3,087	3,024,163
2.25%, 01/28/25	1,248	1,287,413
2.55%, 06/16/22(a)	786	796,138
2.61%, 07/22/23 (Call 07/22/22)(b)	853	865,323
3.10%, 04/02/24	1,303	1,370,523
3.50%, 09/13/23(a)	1,239	1,305,969
Capital One N.A., 2.15%, 09/06/22 (Call 08/06/22)	400	404,652
Citibank N.A., 3.65%, 01/23/24 (Call 12/23/23)	1,965	2,082,684
Citigroup Inc.
0.78%, 10/30/24 (Call 10/30/23), (SOFR + 0.686%)(b)	2,741	2,734,527
0.98%, 05/01/25 (Call 05/01/24), (SOFR + 0.669%)(b)	1,036	1,031,765
1.00%, 11/03/25 (Call 11/03/24)(b)	580	580,717
1.46%, 06/09/27 (Call 06/09/26)(b)	2,830	2,785,543
1.68%, 05/15/24 (Call 05/15/23)(b)	2,113	2,143,989
2.31%, 11/04/22 (Call 11/04/21), (SOFR + 0.867%)(b)	2,005	2,005,178
2.70%, 10/27/22 (Call 09/27/22)	2,294	2,340,852
2.75%, 04/25/22 (Call 03/25/22)	541	545,887
2.88%, 07/24/23 (Call 07/24/22), (3 mo. LIBOR US + 0.950%)(b)	3,468	3,524,362
2.90%, 12/08/21 (Call 11/08/21)	486	487,127
3.11%, 04/08/26 (Call 04/08/25), (SOFR + 2.842%)(b)	3,058	3,221,380
3.14%, 01/24/23 (Call 01/24/22), (3 mo. LIBOR US + 0.722%)(b)	2,112	2,123,991

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.20%, 10/21/26 (Call 07/21/26)(a)	$20	$21,266
3.30%, 04/27/25	511	545,906
3.35%, 04/24/25 (Call 04/24/24), (3 mo. LIBOR US + 0.897%)(b)	3,468	3,654,289
3.40%, 05/01/26	1,205	1,298,975
3.50%, 05/15/23	1,369	1,426,371
3.70%, 01/12/26(a)	2,242	2,431,506
3.75%, 06/16/24	966	1,034,323
3.88%, 10/25/23	768	816,029
3.88%, 03/26/25	1,243	1,335,382
4.00%, 08/05/24(a)	1,204	1,294,764
4.04%, 06/01/24 (Call 06/01/23), (3 mo. LIBOR US + 1.023%)(b)	1,970	2,070,867
4.05%, 07/30/22	1,258	1,289,260
4.40%, 06/10/25	3,207	3,504,709
4.50%, 01/14/22	298	300,395
4.60%, 03/09/26	1,255	1,400,010
5.50%, 09/13/25	1,731	1,975,965
Citizens Bank N.A./Providence RI
2.25%, 04/28/25 (Call 03/28/25)	832	859,075
2.65%, 05/26/22 (Call 04/26/22)(a)	737	745,425
3.25%, 02/14/22 (Call 01/14/22)	280	281,671
3.70%, 03/29/23 (Call 02/28/23)	1,175	1,222,529
3.75%, 02/18/26 (Call 11/18/25)	205	223,992
Citizens Financial Group Inc., 2.85%, 07/27/26 (Call 04/27/26)	40	42,073
Comerica Bank, 2.50%, 07/23/24	698	727,355
Comerica Inc., 3.70%, 07/31/23 (Call 06/30/23)	1,256	1,317,230
Cooperatieve Rabobank U.A.
3.75%, 07/21/26	2,085	2,265,072
3.88%, 02/08/22	715	721,792
3.95%, 11/09/22	1,845	1,906,989
4.38%, 08/04/25	1,546	1,697,003
4.63%, 12/01/23	2,277	2,446,932
Cooperatieve Rabobank U.A./New York
0.38%, 01/12/24	115	113,800
2.75%, 01/10/23	702	720,651
3.38%, 05/21/25	1,185	1,274,476
Cooperatieve Rabobank UA/NY, 2.75%, 01/10/22	398	399,771
Credit Suisse AG/New York NY
0.50%, 02/02/24	505	500,892
0.52%, 08/09/23	1,110	1,106,990
1.00%, 05/05/23	1,886	1,896,415
1.25%, 08/07/26	2,010	1,964,503
2.10%, 11/12/21	597	597,316
2.80%, 04/08/22	1,002	1,011,940
2.95%, 04/09/25	2,221	2,337,481
3.63%, 09/09/24	3,593	3,843,097
Credit Suisse Group AG
3.75%, 03/26/25	3,119	3,337,216
3.80%, 06/09/23	2,059	2,154,818
4.55%, 04/17/26	2,250	2,498,802
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 09/15/22	2,121	2,181,412
Deutsche Bank AG/London, 3.70%, 05/30/24	1,170	1,239,396
Deutsche Bank AG/New York NY
0.90%, 05/28/24	765	760,068
1.45%, 04/01/25 (Call 04/01/24)(b)	790	795,773
1.69%, 03/19/26	595	591,869
2.13%, 11/24/26 (Call 11/24/25)(b)	1,005	1,009,780

Security	Par (000)	Value

Banks (continued)
2.22%, 09/18/24 (Call 09/18/23)(b)	$2,158	$2,200,394
3.30%, 11/16/22	1,332	1,367,734
3.70%, 05/30/24	954	1,010,252
3.95%, 02/27/23	1,145	1,190,185
3.96%, 11/26/25 (Call 11/26/24)(b)	2,351	2,513,007
Series D, 5.00%, 02/14/22	940	951,682
Discover Bank
2.45%, 09/12/24 (Call 08/12/24)	1,878	1,941,292
3.35%, 02/06/23 (Call 01/06/23)	1,878	1,936,914
3.45%, 07/27/26 (Call 04/27/26)	185	198,231
4.20%, 08/08/23	1,283	1,360,678
Fifth Third Bancorp.
1.63%, 05/05/23 (Call 04/05/23)	875	887,449
1.71%, 11/01/27 (Call 11/01/26)(b)	500	498,765
2.38%, 01/28/25 (Call 12/28/24)	769	793,394
2.60%, 06/15/22 (Call 05/15/22)(a)	954	963,877
3.50%, 03/15/22 (Call 02/15/22)(a)	765	771,446
3.65%, 01/25/24 (Call 12/25/23)	2,487	2,631,491
4.30%, 01/16/24 (Call 12/16/23)	1,633	1,744,745
Fifth Third Bank NA
1.80%, 01/30/23 (Call 12/30/22)	1,048	1,063,739
3.85%, 03/15/26 (Call 02/15/26)	245	267,161
3.95%, 07/28/25 (Call 06/28/25)	275	301,757
Goldman Sachs Group Inc. (The)
0.48%, 01/27/23 (Call 01/27/22)	3,726	3,716,790
0.52%, 03/08/23 (Call 03/08/22)	750	748,870
0.63%, 11/17/23 (Call 11/17/22), (SOFR + 0.538%)(b)	255	254,751
0.66%, 09/10/24 (Call 09/10/23)(b)	1,145	1,139,510
0.67%, 03/08/24 (Call 03/08/23)(b)	1,850	1,845,662
0.86%, 02/12/26 (Call 02/12/25), (SOFR + 0.609%)(b)	965	960,004
0.93%, 10/21/24 (Call 10/21/23)(b)	1,000	999,010
1.54%, 09/10/27 (Call 09/10/26)(b)	3,000	2,947,417
1.95%, 10/21/27 (Call 10/21/26)(b)	1,085	1,086,476
2.91%, 06/05/23 (Call 06/05/22)(b)	2,213	2,241,420
2.91%, 07/24/23 (Call 07/24/22)(b)	2,038	2,070,714
3.20%, 02/23/23 (Call 01/23/23)	1,190	1,226,353
3.27%, 09/29/25 (Call 09/29/24), (3 mo. LIBOR US + 1.201%)(b)	2,706	2,852,558
3.50%, 01/23/25 (Call 10/23/24)	1,705	1,813,184
3.50%, 04/01/25 (Call 03/01/25)	3,013	3,214,564
3.63%, 01/22/23	2,175	2,254,659
3.63%, 02/20/24 (Call 01/20/24)	1,929	2,041,036
3.75%, 05/22/25 (Call 02/22/25)(a)	2,561	2,750,727
3.75%, 02/25/26 (Call 11/25/25)(a)	1,427	1,547,264
3.85%, 07/08/24 (Call 04/08/24)	2,126	2,265,686
4.00%, 03/03/24	3,468	3,703,741
4.25%, 10/21/25	2,370	2,597,846
5.75%, 01/24/22	654	662,402
HSBC Holdings PLC
0.98%, 05/24/25 (Call 05/24/24)(b)	3,277	3,250,398
1.65%, 04/18/26 (Call 04/18/25)(b)	3,001	2,992,887
2.10%, 06/04/26 (Call 06/04/25)(b)	2,330	2,358,678
2.63%, 11/07/25 (Call 11/07/24), (SOFR + 1.401%)(b)	955	986,189
2.65%, 01/05/22	305	306,224
3.03%, 11/22/23 (Call 11/22/22)(b)	1,936	1,983,053
3.26%, 03/13/23 (Call 03/13/22)(a)(b)	3,296	3,328,503
3.60%, 05/25/23(a)	1,880	1,964,693
3.80%, 03/11/25 (Call 03/11/24)(a)(b)	3,877	4,103,761
3.90%, 05/25/26	1,560	1,693,348

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.95%, 05/18/24 (Call 05/18/23), (3 mo. LIBOR US + 0.987%)(b)	$2,667	$2,792,456
4.00%, 03/30/22(a)	131	132,824
4.25%, 03/14/24(a)	3,209	3,420,166
4.25%, 08/18/25	1,312	1,422,990
4.29%, 09/12/26 (Call 09/12/25)(b)	210	228,725
4.30%, 03/08/26	3,268	3,595,205
HSBC USA Inc., 3.50%, 06/23/24	399	425,261
Huntington Bancshares Inc./OH
2.30%, 01/14/22 (Call 12/14/21)	489	489,974
2.63%, 08/06/24 (Call 07/06/24)	1,617	1,681,792
4.00%, 05/15/25 (Call 04/15/25)	605	657,369
Huntington National Bank (The)
1.80%, 02/03/23 (Call 01/03/23)	267	270,912
2.50%, 08/07/22 (Call 07/07/22)(a)	1,195	1,213,298
3.13%, 04/01/22 (Call 03/01/22)	893	900,701
3.55%, 10/06/23 (Call 09/06/23)	745	783,840
ING Groep NV
1.73%, 04/01/27 (Call 04/01/26)(b)	200	199,552
3.15%, 03/29/22	574	580,263
3.55%, 04/09/24	1,392	1,477,613
4.10%, 10/02/23	1,862	1,980,200
Intesa Sanpaolo SpA, 5.25%, 01/12/24	107	116,151
JPMorgan Chase & Co.
0.56%, 02/16/25 (Call 02/16/24)(b)	1,180	1,167,784
0.65%, 09/16/24 (Call 09/16/23)(b)	1,485	1,480,940
0.70%, 03/16/24 (Call 03/16/23), (SOFR + 0.580%)(b)	2,135	2,134,932
0.77%, 08/09/25 (Call 08/09/24), (SOFR + 0.490%)(b)	2,580	2,549,433
0.82%, 06/01/25 (Call 06/01/24)(b)	1,960	1,944,238
0.97%, 06/23/25 (Call 06/23/24)(b)	3,830	3,807,226
1.47%, 09/22/27 (Call 09/22/26)(b)	1,000	981,222
1.51%, 06/01/24 (Call 06/01/23)(b)	1,230	1,244,534
1.58%, 04/22/27 (Call 04/22/26), (SOFR + 0.885%)(b)	3,000	2,972,925
2.01%, 03/13/26 (Call 03/13/25)(b)	1,912	1,947,542
2.08%, 04/22/26 (Call 04/22/25)(b)	3,642	3,715,042
2.30%, 10/15/25 (Call 10/15/24)(b)	472	485,686
2.70%, 05/18/23 (Call 03/18/23)	2,058	2,118,431
2.78%, 04/25/23 (Call 04/25/22), (3 mo. LIBOR US + 0.935%)(a)(b)	1,537	1,553,630
2.97%, 01/15/23 (Call 01/15/22)	1,712	1,720,671
3.13%, 01/23/25 (Call 10/23/24)	2,764	2,915,140
3.20%, 01/25/23	3,777	3,900,566
3.20%, 06/15/26 (Call 03/15/26)	225	240,214
3.21%, 04/01/23 (Call 04/01/22), (3 mo. LIBOR US + 0.695%)(b)	2,864	2,895,437
3.22%, 03/01/25 (Call 03/01/24), (3 mo. LIBOR US + 1.155%)(b)	2,651	2,777,611
3.25%, 09/23/22	3,192	3,275,614
3.30%, 04/01/26 (Call 01/01/26)	2,665	2,847,982
3.38%, 05/01/23	2,133	2,221,264
3.56%, 04/23/24 (Call 04/23/23), (3 mo. LIBOR US + 0.730%)(b)	2,182	2,270,941
3.63%, 05/13/24(a)	2,114	2,258,746
3.80%, 07/23/24 (Call 07/23/23)(b)	3,159	3,317,523
3.88%, 02/01/24	962	1,026,739
3.88%, 09/10/24	3,534	3,800,625
3.90%, 07/15/25 (Call 04/15/25)	235	255,167
4.02%, 12/05/24 (Call 12/05/23), (3 mo. LIBOR US + 1.000%)(b)	3,030	3,221,768
4.50%, 01/24/22(a)	570	575,317

Security	Par (000)	Value

Banks (continued)
KeyBank N.A./Cleveland OH
0.42%, 01/03/24 (Call 01/03/23)(b)	$948	$946,472
0.43%, 06/14/24 (Call 06/14/23)(b)	560	557,840
1.25%, 03/10/23	945	953,856
2.30%, 09/14/22(a)	1,347	1,370,287
2.40%, 06/09/22	479	484,185
2.50%, 11/22/21(a)	224	224,247
3.30%, 02/01/22	796	801,454
3.30%, 06/01/25	930	998,426
3.38%, 03/07/23	694	720,755
3.40%, 05/20/26	165	177,523
KeyCorp., 4.15%, 10/29/25	195	215,140
Lloyds Bank PLC, 2.25%, 08/14/22	355	360,411
Lloyds Banking Group PLC
0.70%, 05/11/24 (Call 05/11/23), (1 year CMT + 0.550%)(b)	820	819,246
1.33%, 06/15/23 (Call 06/15/22)(a)(b)	392	393,737
2.44%, 02/05/26 (Call 02/05/25)(b)	920	946,898
2.86%, 03/17/23 (Call 03/17/22), (3 mo. LIBOR US + 1.2%)(a)(b)	754	760,463
2.91%, 11/07/23 (Call 11/07/22)(b)	3,070	3,138,704
3.00%, 01/11/22	779	783,003
3.87%, 07/09/25 (Call 07/09/24)(b)	2,738	2,929,800
3.90%, 03/12/24	1,444	1,539,760
4.05%, 08/16/23	2,251	2,381,280
4.45%, 05/08/25	1,700	1,870,334
4.50%, 11/04/24	1,687	1,836,550
4.58%, 12/10/25	985	1,088,933
4.65%, 03/24/26	2,082	2,313,143
M&T Bank Corp., 3.55%, 07/26/23 (Call 06/26/23)	931	974,811
Manufacturers & Traders Trust Co.
2.50%, 05/18/22 (Call 04/18/22)(a)	724	731,194
2.90%, 02/06/25 (Call 01/06/25)	625	658,821
Mitsubishi UFJ Financial Group Inc.
0.85%, 09/15/24 (Call 09/15/23)(b)	727	726,902
0.95%, 07/19/25 (Call 07/19/24)(b)	2,200	2,187,115
0.96%, 10/11/25 (Call 10/11/24)(b)	200	198,568
1.41%, 07/17/25	2,039	2,032,903
1.54%, 07/20/27 (Call 07/20/26)(b)	2,000	1,974,361
1.64%, 10/13/27 (Call 10/13/26)(b)	200	198,755
2.19%, 02/25/25	2,402	2,467,461
2.53%, 09/13/23	624	645,028
2.62%, 07/18/22	1,955	1,985,438
2.67%, 07/25/22	2,273	2,310,075
2.76%, 09/13/26	69	72,069
2.80%, 07/18/24	1,973	2,063,898
3.00%, 02/22/22	720	725,908
3.22%, 03/07/22	868	876,257
3.41%, 03/07/24	1,611	1,701,701
3.46%, 03/02/23	1,751	1,816,501
3.76%, 07/26/23	2,405	2,531,390
3.78%, 03/02/25	936	1,008,753
3.85%, 03/01/26	2,238	2,443,413
Mizuho Financial Group Inc.
0.85%, 09/08/24 (Call 09/08/23)(b)	757	756,918
1.24%, 07/10/24 (Call 07/10/23), (SOFR + 1.252%)(a)(b)	1,016	1,023,103
1.55%, 07/09/27 (Call 07/09/26)(b)	600	592,274
2.23%, 05/25/26 (Call 05/25/25)(b)	755	769,315
2.56%, 09/13/25 (Call 09/13/24)(b)	155	160,569
2.60%, 09/11/22	1,620	1,649,966

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.72%, 07/16/23 (Call 07/16/22)(b)	$1,366	$1,386,155
2.84%, 07/16/25 (Call 07/16/24), (SOFR + 1.242%)(b)	695	724,747
2.84%, 09/13/26	85	89,135
2.95%, 02/28/22	577	581,804
3.55%, 03/05/23	862	895,599
3.92%, 09/11/24 (Call 09/11/23)(b)	1,528	1,612,629
Morgan Stanley
0.53%, 01/25/24 (Call 01/25/23), (SOFR + 0.455%)(b)	2,015	2,010,610
0.56%, 11/10/23 (Call 11/10/22), (SOFR + 0.466%)(b)	2,077	2,075,074
0.73%, 04/05/24 (Call 04/05/23), (SOFR + 0.610%)(b)	2,295	2,292,926
0.79%, 01/22/25 (Call 01/22/24), (SOFR + 0.590%)(b)	383	380,605
0.79%, 05/30/25 (Call 05/30/24)(b)	680	672,586
0.99%, 12/10/26 (Call 12/10/25)(b)	110	106,922
1.16%, 10/21/25 (Call 10/21/24)(b)	2,500	2,486,799
1.51%, 07/20/27 (Call 07/20/26), (SOFR + 0.858%)(b)	1,905	1,874,575
1.59%, 05/04/27 (Call 05/04/26), (SOFR + 0.879%)(b)	840	832,002
2.19%, 04/28/26 (Call 04/28/25), (SOFR + 1.990%)(b)	6,040	6,183,520
2.63%, 11/17/21	277	277,280
2.72%, 07/22/25 (Call 07/22/24), (SOFR + 1.152%)(b)	679	705,177
2.75%, 05/19/22	1,424	1,441,710
3.13%, 01/23/23	3,045	3,140,213
3.13%, 07/27/26	85	90,293
3.70%, 10/23/24	3,571	3,829,170
3.74%, 04/24/24 (Call 04/24/23), (3 mo. LIBOR US + 0.847%)(b)	3,260	3,400,081
3.75%, 02/25/23	2,365	2,460,925
3.88%, 01/27/26(a)	4,115	4,490,781
4.00%, 07/23/25	2,924	3,191,419
4.10%, 05/22/23	2,210	2,322,450
4.35%, 09/08/26	1,000	1,111,435
4.88%, 11/01/22	2,707	2,822,932
5.00%, 11/24/25(a)	2,050	2,309,027
Series F, 3.88%, 04/29/24	3,572	3,814,576
Series I, 0.86%, 10/21/25 (Call 10/21/24), (SOFR + 0.745%)(a)(b)	1,569	1,552,152
MUFG Union Bank N.A.
2.10%, 12/09/22 (Call 11/09/22)	1,013	1,029,570
3.15%, 04/01/22 (Call 03/01/22)	580	585,126
National Australia Bank Ltd./New York
1.88%, 12/13/22	1,125	1,144,209
2.50%, 05/22/22	832	842,293
2.50%, 07/12/26	250	262,012
2.80%, 01/10/22(a)	450	451,975
2.88%, 04/12/23	95	98,329
3.00%, 01/20/23	859	884,989
3.38%, 01/14/26(a)	565	611,510
3.63%, 06/20/23	235	246,947
3.70%, 11/04/21	675	675,124
National Bank of Canada
0.55%, 11/15/24 (Call 11/15/23)(b)	525	521,427
0.75%, 08/06/24	1,380	1,368,734
0.90%, 08/15/23 (Call 08/15/22)(b)	355	355,695
2.10%, 02/01/23	430	437,780
Natwest Group PLC
1.64%, 06/14/27 (Call 06/14/26)(b)	835	824,835
2.36%, 05/22/24 (Call 05/22/23)(b)	1,393	1,423,498
3.50%, 05/15/23 (Call 05/15/22), (3 mo. LIBOR US + 1.48%(b)	2,263	2,295,742
3.88%, 09/12/23	2,580	2,719,838

Security	Par (000)	Value

Banks (continued)
4.27%, 03/22/25 (Call 03/22/24), (3 mo. LIBOR US + 1.762%)(a)(b)	$2,586	$2,767,749
4.52%, 06/25/24 (Call 06/25/23)(b)	1,695	1,792,457
4.80%, 04/05/26	2,863	3,211,075
5.13%, 05/28/24	1,291	1,410,769
6.00%, 12/19/23	845	929,910
6.10%, 06/10/23	230	248,176
6.13%, 12/15/22	643	680,081
Northern Trust Corp.
2.38%, 08/02/22(a)	810	821,581
3.95%, 10/30/25	600	663,098
PNC Bank N.A.
1.74%, 02/24/23 (Call 02/24/22)(b)	270	271,076
2.03%, 12/09/22 (Call 12/09/21)(b)	546	546,858
2.45%, 07/28/22 (Call 06/28/22)	748	757,584
2.55%, 12/09/21 (Call 11/09/21)	546	546,253
2.63%, 02/17/22 (Call 01/18/22)(a)	735	738,665
2.70%, 11/01/22 (Call 10/01/22)	1,178	1,200,099
2.95%, 01/30/23 (Call 12/30/22)(a)	1,416	1,454,999
2.95%, 02/23/25 (Call 01/24/25)	315	332,631
3.25%, 06/01/25 (Call 05/02/25)	1,257	1,347,081
3.30%, 10/30/24 (Call 09/30/24)	366	391,288
3.50%, 06/08/23 (Call 05/09/23)	809	845,278
3.80%, 07/25/23 (Call 06/25/23)	1,094	1,149,114
4.20%, 11/01/25 (Call 10/02/25)	625	692,560
PNC Financial Services Group Inc. (The)
1.15%, 08/13/26 (Call 07/13/26)(a)	1,000	990,593
2.20%, 11/01/24 (Call 10/02/24)	2,233	2,319,525
2.60%, 07/23/26 (Call 05/23/26)	140	147,125
2.85%, 11/09/22(c)	452	462,357
3.30%, 03/08/22 (Call 02/06/22)	773	779,057
3.50%, 01/23/24 (Call 12/23/23)	1,637	1,728,396
3.90%, 04/29/24 (Call 03/29/24)	1,020	1,089,689
Regions Financial Corp., 2.25%, 05/18/25 (Call 04/18/25)	664	683,984
Royal Bank of Canada
0.43%, 01/19/24	829	821,873
0.50%, 10/26/23(a)	605	602,778
0.65%, 07/29/24	3,010	2,983,830
0.75%, 10/07/24	2,000	1,982,501
0.88%, 01/20/26	559	545,622
1.15%, 06/10/25	1,356	1,349,377
1.15%, 07/14/26	3,127	3,073,666
1.20%, 04/27/26	2,242	2,209,978
1.40%, 11/02/26	1,000	987,933
1.60%, 04/17/23	809	821,460
1.95%, 01/17/23	1,082	1,101,080
2.25%, 11/01/24	2,344	2,425,239
2.55%, 07/16/24	1,678	1,748,965
2.75%, 02/01/22	195	196,178
2.80%, 04/29/22	386	390,648
3.70%, 10/05/23	1,950	2,062,440
4.65%, 01/27/26	1,364	1,528,233
Santander Holdings USA Inc.
3.40%, 01/18/23 (Call 12/18/22)	946	973,486
3.45%, 06/02/25 (Call 05/02/25)	988	1,048,519
3.50%, 06/07/24 (Call 05/07/24)	2,111	2,228,484
3.70%, 03/28/22 (Call 02/28/22)	885	893,462
4.50%, 07/17/25 (Call 04/17/25)(a)	954	1,045,139
Santander UK Group Holdings PLC
1.09%, 03/15/25 (Call 03/15/24), (SOFR + 0.787%)(b)	145	144,373

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
1.53%, 08/21/26 (Call 08/21/25)(b)	$692	$684,583
3.37%, 01/05/24 (Call 01/05/23)(b)	1,249	1,285,217
3.57%, 01/10/23 (Call 01/10/22)	1,028	1,033,973
4.80%, 11/15/24 (Call 11/15/23)(b)	1,571	1,688,667
Santander UK Group Holdings PLC., 1.67%, 06/14/27 (Call 06/14/26)(b)	2,000	1,969,346
Santander UK PLC
2.10%, 01/13/23(a)	834	849,410
2.88%, 06/18/24(a)	115	120,489
3.75%, 11/15/21(a)	426	426,503
4.00%, 03/13/24	877	940,267
Skandinaviska Enskilda Banken AB, 2.80%, 03/11/22(a)	840	847,354
State Street Corp.
2.65%, 05/19/26	125	132,227
3.10%, 05/15/23	790	820,682
3.30%, 12/16/24	1,308	1,403,855
3.55%, 08/18/25	1,691	1,837,417
3.70%, 11/20/23(a)	1,656	1,761,109
Sumitomo Mitsui Banking Corp.
3.00%, 01/18/23(a)	170	175,033
3.20%, 07/18/22(a)	285	290,276
3.40%, 07/11/24(a)	1,100	1,171,463
3.95%, 07/19/23	125	132,302
3.95%, 01/10/24	625	666,365
Sumitomo Mitsui Financial Group Inc.
0.95%, 01/12/26	739	720,089
1.40%, 09/17/26	2,655	2,603,320
1.47%, 07/08/25	2,130	2,130,996
2.35%, 01/15/25	1,309	1,349,316
2.45%, 09/27/24	1,505	1,559,811
2.63%, 07/14/26	2,080	2,161,083
2.70%, 07/16/24	2,665	2,776,964
2.78%, 07/12/22	2,227	2,260,648
2.78%, 10/18/22	2,242	2,291,630
2.85%, 01/11/22(a)	850	854,122
3.10%, 01/17/23	2,137	2,200,882
3.75%, 07/19/23	883	929,033
3.78%, 03/09/26	2,100	2,286,125
3.94%, 10/16/23(a)	1,256	1,333,808
Svenska Handelsbanken AB, 3.90%, 11/20/23	2,466	2,630,029
Synchrony Bank, 3.00%, 06/15/22 (Call 05/15/22)	940	951,391
Toronto-Dominion Bank(The)
0.25%, 01/06/23	415	413,851
0.30%, 06/02/23	1,726	1,719,047
0.45%, 09/11/23	1,037	1,033,671
0.55%, 03/04/24	945	937,199
0.75%, 06/12/23	695	697,396
0.75%, 09/11/25	290	283,832
0.75%, 01/06/26(a)	1,221	1,190,103
1.15%, 06/12/25(a)	1,111	1,106,616
1.20%, 06/03/26	1,260	1,243,875
1.25%, 09/10/26	1,000	981,483
1.90%, 12/01/22	1,504	1,527,727
2.65%, 06/12/24	2,686	2,805,589
3.25%, 03/11/24	2,245	2,366,987
3.50%, 07/19/23	2,850	2,993,839
Truist Bank
1.25%, 03/09/23 (Call 02/09/23)	980	989,995
1.50%, 03/10/25 (Call 02/10/25)	680	687,957
2.15%, 12/06/24 (Call 11/05/24)	2,652	2,741,921

Security	Par (000)	Value

Banks (continued)
2.45%, 08/01/22 (Call 07/01/22)(a)	$786	$796,295
2.63%, 01/15/22 (Call 12/15/21)	775	776,920
2.75%, 05/01/23 (Call 04/01/23)	418	431,270
2.80%, 05/17/22 (Call 04/17/22)(a)	863	871,837
3.00%, 02/02/23 (Call 01/02/23)	674	693,525
3.20%, 04/01/24 (Call 03/01/24)	1,895	1,997,479
3.30%, 05/15/26 (Call 04/15/26)	5	5,387
3.63%, 09/16/25 (Call 08/16/25)	1,465	1,585,052
3.69%, 08/02/24 (Call 08/02/23)(b)	857	902,197
3.80%, 10/30/26 (Call 09/30/26)	10	10,985
4.05%, 11/03/25 (Call 09/03/25)	53	58,450
Truist Financial Corp.
1.20%, 08/05/25 (Call 07/03/25)	622	621,435
2.20%, 03/16/23 (Call 02/13/23)	1,208	1,234,355
2.50%, 08/01/24 (Call 07/01/24)	2,298	2,392,941
2.70%, 01/27/22 (Call 12/27/21)	630	632,388
2.75%, 04/01/22 (Call 03/01/22)(a)	651	656,298
2.85%, 10/26/24 (Call 09/26/24)	1,156	1,216,805
3.05%, 06/20/22 (Call 05/20/22)	1,108	1,124,677
3.70%, 06/05/25 (Call 05/05/25)	1,177	1,275,574
3.75%, 12/06/23 (Call 11/06/23)	2,207	2,340,431
4.00%, 05/01/25 (Call 03/01/25)	1,312	1,430,314
U.S. Bancorp.
1.45%, 05/12/25 (Call 04/11/25)	1,920	1,938,818
2.40%, 07/30/24 (Call 06/28/24)(a)	2,204	2,290,743
2.95%, 07/15/22 (Call 06/15/22)	1,910	1,940,823
3.00%, 03/15/22 (Call 02/15/22)(a)	713	717,993
3.10%, 04/27/26 (Call 03/27/26)	410	437,293
3.38%, 02/05/24 (Call 01/05/24)	1,425	1,503,779
3.60%, 09/11/24 (Call 08/11/24)	1,236	1,326,991
3.70%, 01/30/24 (Call 12/29/23)(a)	600	637,329
3.95%, 11/17/25 (Call 10/17/25)(a)	1,120	1,234,247
Series V, 2.63%, 01/24/22 (Call 12/23/21)(a)	556	557,854
U.S. Bank N.A./Cincinnati OH
1.80%, 01/21/22 (Call 12/21/21)	511	511,894
1.95%, 01/09/23 (Call 12/09/22)	680	691,817
2.05%, 01/21/25 (Call 12/20/24)	771	794,481
2.65%, 05/23/22 (Call 04/22/22)	422	426,835
2.80%, 01/27/25 (Call 12/27/24)	1,358	1,429,390
2.85%, 01/23/23 (Call 12/23/22)(a)	481	494,394
3.40%, 07/24/23 (Call 06/23/23)	1,774	1,858,316
Wells Fargo & Co.
0.81%, 05/19/25 (Call 05/19/24)(b)	1,330	1,323,910
1.65%, 06/02/24 (Call 06/02/23)(b)	2,987	3,030,199
2.16%, 02/11/26 (Call 02/11/25)(b)	4,031	4,125,248
2.19%, 04/30/26 (Call 04/30/25)(b)	3,388	3,461,453
2.41%, 10/30/25 (Call 10/30/24)(b)	4,304	4,446,245
2.63%, 07/22/22	348	353,792
3.00%, 02/19/25	2,851	3,000,752
3.00%, 04/22/26	4,433	4,694,182
3.07%, 01/24/23 (Call 01/24/22)	420	422,466
3.30%, 09/09/24	3,332	3,545,367
3.50%, 03/08/22(a)	484	489,119
3.55%, 09/29/25	2,485	2,675,163
3.75%, 01/24/24 (Call 12/22/23)	3,301	3,503,559
4.10%, 06/03/26	1,172	1,285,493
4.13%, 08/15/23	2,085	2,208,029
4.48%, 01/16/24(a)	273	293,607
Series M, 3.45%, 02/13/23	1,799	1,864,409

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Westpac Banking Corp.
1.15%, 06/03/26	$1,515	$1,497,001
2.00%, 01/13/23	657	669,057
2.35%, 02/19/25	1,071	1,111,282
2.50%, 06/28/22	1,710	1,732,682
2.70%, 08/19/26	70	74,018
2.75%, 01/11/23	512	526,212
2.80%, 01/11/22(a)	524	526,640
2.85%, 05/13/26	425	451,331
3.30%, 02/26/24	1,637	1,730,564
3.65%, 05/15/23	1,524	1,597,501

		821,512,212

Beverages — 1.4%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc., 3.65%, 02/01/26 (Call 11/01/25)	5,319	5,780,291
Anheuser-Busch InBev Finance Inc., 3.65%, 02/01/26 (Call 11/01/25)(a)	355	385,398
Coca-Cola Co. (The), 1.75%, 09/06/24	2,016	2,062,746
Constellation Brands Inc.
3.20%, 02/15/23 (Call 01/15/23)	1,176	1,211,814
4.25%, 05/01/23	1,634	1,717,012
4.40%, 11/15/25 (Call 09/15/25)	809	896,412
Diageo Capital PLC
1.38%, 09/29/25 (Call 08/29/25)	610	612,879
2.13%, 10/24/24 (Call 09/24/24)	847	874,938
2.63%, 04/29/23 (Call 01/29/23)	1,750	1,794,987
3.50%, 09/18/23 (Call 08/18/23)	742	780,788
Diageo Investment Corp., 2.88%, 05/11/22	824	834,374
Keurig Dr Pepper Inc.
0.75%, 03/15/24 (Call 03/15/22)	1,755	1,747,258
3.13%, 12/15/23 (Call 10/15/23)	378	395,385
3.40%, 11/15/25 (Call 08/15/25)	422	452,460
4.06%, 05/25/23 (Call 04/25/23)	1,919	2,015,548
4.42%, 05/25/25 (Call 03/25/25)	1,607	1,767,284
Molson Coors Beverage Co.
3.00%, 07/15/26 (Call 04/15/26)(a)	2,135	2,259,846
3.50%, 05/01/22(a)	303	307,552
PepsiCo Inc.
0.40%, 10/07/23	625	623,209
0.75%, 05/01/23(a)	704	707,556
2.25%, 05/02/22 (Call 04/02/22)	625	629,626
2.25%, 03/19/25 (Call 02/19/25)	2,114	2,197,974
2.75%, 03/05/22(a)	906	913,040
2.75%, 03/01/23	1,432	1,475,509
2.75%, 04/30/25 (Call 01/30/25)	256	269,537
2.85%, 02/24/26 (Call 11/24/25)	350	372,030
3.10%, 07/17/22 (Call 05/17/22)(a)	943	955,758
3.50%, 07/17/25 (Call 04/17/25)	378	408,194
3.60%, 03/01/24 (Call 12/01/23)	2,027	2,145,412

		36,594,817

Biotechnology — 1.3%
Amgen Inc.
1.90%, 02/21/25 (Call 01/21/25)	731	746,175
2.25%, 08/19/23 (Call 06/19/23)(a)	1,134	1,164,511
2.60%, 08/19/26 (Call 05/19/26)(a)	2,825	2,949,817
2.65%, 05/11/22 (Call 04/11/22)(a)	1,154	1,165,703
2.70%, 05/01/22 (Call 03/01/22)(a)	789	794,800
3.13%, 05/01/25 (Call 02/01/25)	1,368	1,446,240
3.63%, 05/15/22 (Call 02/15/22)	931	939,049
3.63%, 05/22/24 (Call 02/22/24)(a)	1,325	1,406,635

Security	Par (000)	Value

Biotechnology (continued)
Baxalta Inc., 4.00%, 06/23/25 (Call 03/23/25)(a)	$1,094	$1,188,445
Biogen Inc.
3.63%, 09/15/22	2,251	2,312,430
4.05%, 09/15/25 (Call 06/15/25)	1,250	1,367,392
Gilead Sciences Inc.
0.75%, 09/29/23 (Call 11/16/21)	1,715	1,714,048
1.95%, 03/01/22 (Call 02/01/22)(a)	135	135,525
2.50%, 09/01/23 (Call 07/01/23)	1,199	1,236,396
3.25%, 09/01/22 (Call 07/01/22)(a)	1,273	1,297,115
3.50%, 02/01/25 (Call 11/01/24)	2,257	2,406,027
3.65%, 03/01/26 (Call 12/01/25)	3,823	4,142,260
3.70%, 04/01/24 (Call 01/01/24)	2,526	2,677,601
Illumina Inc., 0.55%, 03/23/23	165	164,307
Royalty Pharma PLC
0.75%, 09/02/23(a)	924	922,425
1.20%, 09/02/25 (Call 08/02/25)	1,872	1,849,183

		32,026,084

Building Materials — 0.2%
Carrier Global Corp., 2.24%, 02/15/25 (Call 01/15/25)	1,991	2,043,617
Fortune Brands Home & Security Inc.
4.00%, 09/21/23 (Call 08/21/23)	828	874,597
4.00%, 06/15/25 (Call 03/15/25)	225	243,789
Martin Marietta Materials Inc., 0.65%, 07/15/23 (Call 07/15/22)	1,380	1,380,065

		4,542,068

Chemicals — 0.8%
Air Products and Chemicals Inc., 1.50%, 10/15/25 (Call 09/15/25)	781	788,295
Celanese U.S. Holdings LLC
3.50%, 05/08/24 (Call 04/08/24)	872	920,153
4.63%, 11/15/22	662	686,901
CF Industries Inc., 3.45%, 06/01/23	10	10,371
Dow Chemical Co. (The)
3.63%, 05/15/26 (Call 03/15/26)	15	16,268
4.55%, 11/30/25 (Call 09/30/25)	48	53,233
DuPont de Nemours Inc.
4.21%, 11/15/23 (Call 10/15/23)	4,536	4,834,011
4.49%, 11/15/25 (Call 09/15/25)	690	768,060
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	691	701,088
3.80%, 03/15/25 (Call 12/15/24)(a)	1,041	1,117,203
EI du Pont de Nemours and Co., 1.70%, 07/15/25 (Call 06/15/25)	718	727,638
Linde Inc./CT
2.20%, 08/15/22 (Call 05/15/22)	996	1,006,398
2.45%, 02/15/22 (Call 11/15/21)	627	630,456
2.70%, 02/21/23 (Call 11/21/22)(a)	205	209,752
3.20%, 01/30/26 (Call 10/30/25)	193	207,034
LYB International Finance BV, 4.00%, 07/15/23(a)	576	607,210
LYB International Finance III LLC, 1.25%, 10/01/25 (Call 09/01/25)(a)	700	692,965
LyondellBasell Industries NV, 5.75%, 04/15/24 (Call 01/15/24)	1,341	1,478,868
Mosaic Co. (The)
3.25%, 11/15/22 (Call 10/15/22)	450	461,200
4.25%, 11/15/23 (Call 08/15/23)	326	345,778
Nutrien Ltd.
1.90%, 05/13/23(a)	506	514,287
3.38%, 03/15/25 (Call 12/15/24)(a)	316	335,855
3.63%, 03/15/24 (Call 12/15/23)	1,169	1,234,752

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
PPG Industries Inc., 1.20%, 03/15/26 (Call 02/15/26)	$867	$851,150
Sherwin-Williams Co. (The), 3.13%, 06/01/24 (Call 04/01/24)	1,170	1,231,602
Syngenta Finance NV, 3.13%, 03/28/22	259	260,759
Westlake Chemical Corp., 3.60%, 08/15/26 (Call 05/15/26)	45	49,191

		20,740,478

Commercial Services — 1.0%
Automatic Data Processing Inc., 3.38%, 09/15/25 (Call 06/15/25)	621	669,450
Block Financial LLC, 5.50%, 11/01/22 (Call 05/01/22)	771	788,467
Cintas Corp. No. 2, 2.90%, 04/01/22 (Call 03/01/22)(a)	257	259,059
Equifax Inc.
2.60%, 12/01/24 (Call 11/01/24)(a)	1,100	1,145,084
3.30%, 12/15/22 (Call 09/15/22)	942	963,163
Global Payments Inc.
1.20%, 03/01/26 (Call 02/01/26)	2,976	2,904,608
2.65%, 02/15/25 (Call 01/15/25)	672	696,699
3.75%, 06/01/23 (Call 03/01/23)(a)	772	802,296
4.00%, 06/01/23 (Call 05/01/23)	887	930,252
4.80%, 04/01/26 (Call 01/01/26)	366	409,547
IHS Markit Ltd., 4.13%, 08/01/23 (Call 07/01/23)	870	916,693
Moody’s Corp.
2.63%, 01/15/23 (Call 12/15/22)	731	747,613
3.75%, 03/24/25 (Call 02/24/25)	602	647,900
4.50%, 09/01/22 (Call 06/01/22)	1,028	1,051,960
4.88%, 02/15/24 (Call 11/15/23)(a)	559	603,663
PayPal Holdings Inc.
1.35%, 06/01/23	1,005	1,017,730
1.65%, 06/01/25 (Call 05/01/25)	1,731	1,756,743
2.20%, 09/26/22	1,106	1,124,793
2.40%, 10/01/24 (Call 09/01/24)	2,155	2,240,976
Quanta Services Inc., 0.95%, 10/01/24 (Call 10/01/22)	3,390	3,361,366
RELX Capital Inc., 3.50%, 03/16/23 (Call 02/16/23)	1,276	1,322,130
S&P Global Inc., 4.00%, 06/15/25 (Call 03/15/25)(a)	927	1,012,402
Verisk Analytics Inc., 4.00%, 06/15/25 (Call 03/15/25)	649	706,290
Yale University, Series 2020, 0.87%, 04/15/25 (Call 03/15/25)(a)	266	264,734

		26,343,618

Computers — 3.9%
Apple Inc.
0.55%, 08/20/25 (Call 07/20/25)	693	678,461
0.70%, 02/08/26 (Call 01/08/26)	2,843	2,783,921
0.75%, 05/11/23	1,492	1,497,593
1.13%, 05/11/25 (Call 04/11/25)	2,602	2,598,952
1.70%, 09/11/22	921	932,764
1.80%, 09/11/24 (Call 08/11/24)	1,282	1,314,136
2.05%, 09/11/26 (Call 07/11/26)	90	92,638
2.10%, 09/12/22 (Call 08/12/22)	1,975	1,999,233
2.15%, 02/09/22	689	692,402
2.30%, 05/11/22 (Call 04/11/22)	808	814,572
2.40%, 01/13/23 (Call 12/13/22)	453	462,508
2.40%, 05/03/23	4,886	5,020,603
2.45%, 08/04/26 (Call 05/04/26)(a)	2,130	2,230,921
2.50%, 02/09/22 (Call 01/09/22)	926	929,492
2.50%, 02/09/25	1,975	2,063,466
2.70%, 05/13/22	1,023	1,037,260
2.75%, 01/13/25 (Call 11/13/24)	1,403	1,474,771
2.85%, 02/23/23 (Call 12/23/22)	1,923	1,975,246
2.85%, 05/11/24 (Call 03/11/24)	2,620	2,744,605

Security	Par (000)	Value

Computers (continued)
3.00%, 02/09/24 (Call 12/09/23)(a)	$2,479	$2,595,996
3.20%, 05/13/25	2,525	2,701,941
3.25%, 02/23/26 (Call 11/23/25)	3,680	3,963,393
3.45%, 05/06/24	3,693	3,932,238
CGI Inc., 1.45%, 09/14/26 (Call 08/14/26)(d)	1,000	980,023
Dell International LLC/EMC Corp.
4.00%, 07/15/24 (Call 06/15/24)	2,038	2,185,777
4.90%, 10/01/26 (Call 08/01/26)(a)	135	153,835
5.45%, 06/15/23 (Call 04/15/23)	6,223	6,632,882
5.85%, 07/15/25 (Call 06/15/25)	1,657	1,911,005
6.02%, 06/15/26 (Call 03/15/26)	4,350	5,126,989
DXC Technology Co., 1.80%, 09/15/26 (Call 08/15/26)	380	374,273
Fortinet Inc., 1.00%, 03/15/26 (Call 02/15/26)	1,005	978,227
Hewlett Packard Enterprise Co.
1.45%, 04/01/24 (Call 03/01/24)	1,198	1,210,298
1.75%, 04/01/26 (Call 03/01/26)(a)	285	286,796
2.25%, 04/01/23 (Call 03/01/23)	1,409	1,437,580
4.40%, 10/15/22 (Call 08/15/22)	2,552	2,628,361
4.45%, 10/02/23 (Call 09/02/23)	1,704	1,811,956
4.90%, 10/15/25 (Call 07/15/25)	2,245	2,515,789
HP Inc.
1.45%, 06/17/26 (Call 05/17/26)(d)	1,115	1,100,237
2.20%, 06/17/25 (Call 05/17/25)	1,638	1,680,117
4.05%, 09/15/22	899	924,088
International Business Machines Corp.
1.88%, 08/01/22	1,291	1,305,865
2.50%, 01/27/22	675	678,175
2.85%, 05/13/22	1,863	1,889,145
2.88%, 11/09/22	1,082	1,108,416
3.00%, 05/15/24	3,378	3,553,993
3.30%, 05/15/26(a)	4,415	4,763,330
3.38%, 08/01/23	1,738	1,821,048
3.45%, 02/19/26	530	573,787
3.63%, 02/12/24	2,653	2,815,397
7.00%, 10/30/25(a)	105	127,928
Kyndryl Holdings Inc., 2.05%, 10/15/26 (Call 09/15/26)(d)	240	237,139
Leidos Inc.
2.95%, 05/15/23 (Call 04/15/23)	1,035	1,066,475
3.63%, 05/15/25 (Call 04/15/25)(a)	950	1,019,082
NetApp Inc., 1.88%, 06/22/25 (Call 05/22/25)	1,356	1,377,172

		98,812,297

Cosmetics & Personal Care — 0.4%
Colgate-Palmolive Co.
1.95%, 02/01/23(a)	224	228,363
3.25%, 03/15/24	620	655,971
Estee Lauder Companies Inc. (The), 2.00%, 12/01/24 (Call 11/01/24)	976	1,007,634
Procter & Gamble Co. (The)
0.55%, 10/29/25	557	544,705
1.00%, 04/23/26	602	596,508
1.70%, 11/03/21	419	419,014
2.15%, 08/11/22	810	821,685
2.30%, 02/06/22(a)	939	943,147
2.70%, 02/02/26(a)	365	387,377
3.10%, 08/15/23	564	589,555
Unilever Capital Corp.
0.38%, 09/14/23(a)	155	154,473
2.20%, 05/05/22 (Call 04/05/22)	725	730,891
2.60%, 05/05/24 (Call 03/05/24)	888	924,896
3.00%, 03/07/22	840	847,833

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
3.10%, 07/30/25	$280	$299,452
3.13%, 03/22/23 (Call 02/22/23)	713	736,827
3.25%, 03/07/24 (Call 02/07/24)(a)	1,224	1,292,174

		11,180,505

Distribution & Wholesale — 0.0%
WW Grainger Inc., 1.85%, 02/15/25 (Call 01/15/25)	556	569,759

Diversified Financial Services — 5.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.15%, 10/29/23	500	500,135
1.65%, 10/29/24 (Call 09/29/24)	465	465,783
1.75%, 01/30/26 (Call 12/30/25)	932	916,957
2.45%, 10/29/26 (Call 09/29/26)	2,765	2,788,623
2.88%, 08/14/24 (Call 07/14/24)(a)	988	1,023,496
3.15%, 02/15/24 (Call 01/15/24)	1,255	1,303,101
3.30%, 01/23/23 (Call 12/23/22)(a)	840	863,384
3.50%, 01/15/25 (Call 11/15/24)(a)	854	896,592
4.13%, 07/03/23 (Call 06/03/23)	889	932,326
4.45%, 10/01/25 (Call 08/01/25)	345	374,761
4.45%, 04/03/26 (Call 02/03/26)	1,000	1,090,286
4.50%, 09/15/23 (Call 08/15/23)	1,704	1,806,233
4.63%, 07/01/22	414	424,331
4.88%, 01/16/24 (Call 12/16/23)	866	930,756
6.50%, 07/15/25 (Call 06/15/25)(a)	1,242	1,437,665
Series 3NC1, 1.75%, 10/29/24 (Call 10/29/22)	500	501,807
Air Lease Corp.
0.70%, 02/15/24 (Call 01/15/24)	664	656,737
0.80%, 08/18/24 (Call 07/18/24)	15	14,765
1.88%, 08/15/26 (Call 07/15/26)	1,257	1,243,248
2.25%, 01/15/23	866	881,595
2.30%, 02/01/25 (Call 01/01/25)(a)	529	539,342
2.63%, 07/01/22 (Call 06/01/22)	997	1,007,187
2.75%, 01/15/23 (Call 12/15/22)	910	930,369
2.88%, 01/15/26 (Call 12/15/25)	1,442	1,488,741
3.00%, 09/15/23 (Call 07/15/23)	332	343,436
3.25%, 03/01/25 (Call 01/01/25)	720	754,355
3.38%, 07/01/25 (Call 06/01/25)	1,183	1,245,977
3.50%, 01/15/22	273	274,534
3.75%, 02/01/22 (Call 12/01/21)	200	200,471
3.88%, 07/03/23 (Call 06/03/23)	1,065	1,114,130
4.25%, 02/01/24 (Call 01/01/24)	1,077	1,147,087
4.25%, 09/15/24 (Call 06/15/24)	1,097	1,179,739
Aircastle Ltd.
4.13%, 05/01/24 (Call 02/01/24)(a)	25	26,388
4.40%, 09/25/23 (Call 08/25/23)	860	910,572
5.00%, 04/01/23(a)	948	1,000,695
Ally Financial Inc.
1.45%, 10/02/23 (Call 09/02/23)	945	953,987
3.05%, 06/05/23 (Call 05/05/23)	611	630,764
3.88%, 05/21/24 (Call 04/21/24)	1,020	1,086,930
4.13%, 02/13/22	597	602,928
4.63%, 03/30/25	681	749,209
5.13%, 09/30/24	1,965	2,180,737
5.80%, 05/01/25 (Call 04/01/25)(a)	1,641	1,869,681
American Express Co.
2.50%, 08/01/22 (Call 07/01/22)	2,621	2,658,433
2.50%, 07/30/24 (Call 06/30/24)	2,375	2,473,063
2.65%, 12/02/22	1,202	1,229,826
2.75%, 05/20/22 (Call 04/20/22)	919	928,692
3.00%, 10/30/24 (Call 09/29/24)	2,075	2,194,146

Security	Par (000)	Value

Diversified Financial Services (continued)
3.13%, 05/20/26 (Call 04/20/26)	$470	$504,039
3.40%, 02/27/23 (Call 01/27/23)	2,732	2,828,077
3.40%, 02/22/24 (Call 01/22/24)	2,280	2,405,975
3.63%, 12/05/24 (Call 11/04/24)(a)	455	489,033
3.70%, 08/03/23 (Call 07/03/23)	2,901	3,049,159
4.20%, 11/06/25 (Call 10/06/25)(a)	450	500,121
American Express Credit Corp., 2.70%, 03/03/22 (Call 01/31/22)	631	634,781
Ameriprise Financial Inc.
3.00%, 03/22/22(a)	504	508,943
3.00%, 04/02/25 (Call 03/02/25)	792	834,883
3.70%, 10/15/24	378	408,317
4.00%, 10/15/23	1,076	1,145,653
Brookfield Finance Inc., 4.00%, 04/01/24 (Call 02/01/24)	1,304	1,389,095
Capital One Bank USA N.A., 3.38%, 02/15/23	1,479	1,529,037
Capital One Financial Corp.
1.00%, 11/02/27 (Call 11/02/26)(b)	3,000	2,991,720
2.60%, 05/11/23 (Call 04/11/23)(a)	1,055	1,084,363
3.05%, 03/09/22 (Call 02/09/22)(a)	282	283,825
3.20%, 01/30/23 (Call 12/30/22)	2,239	2,307,186
3.20%, 02/05/25 (Call 01/05/25)	1,693	1,794,283
3.30%, 10/30/24 (Call 09/30/24)	2,144	2,276,972
3.50%, 06/15/23	2,011	2,099,004
3.75%, 04/24/24 (Call 03/24/24)	1,848	1,965,244
3.90%, 01/29/24 (Call 12/29/23)	1,159	1,229,651
4.20%, 10/29/25 (Call 09/29/25)	378	413,452
4.25%, 04/30/25 (Call 03/31/25)	2,536	2,777,758
Charles Schwab Corp. (The)
0.75%, 03/18/24 (Call 02/18/24)	1,763	1,760,233
0.90%, 03/11/26 (Call 02/11/26)	1,500	1,472,698
1.15%, 05/13/26 (Call 04/13/26)(a)	1,194	1,184,055
2.65%, 01/25/23 (Call 12/25/22)	1,215	1,245,588
3.55%, 02/01/24 (Call 01/01/24)	371	392,915
3.63%, 04/01/25 (Call 01/01/25)	837	898,574
3.85%, 05/21/25 (Call 03/21/25)	951	1,033,947
4.20%, 03/24/25 (Call 02/24/25)	833	912,988
CME Group Inc.
3.00%, 09/15/22(a)	1,053	1,077,029
3.00%, 03/15/25 (Call 12/15/24)	921	971,909
Discover Financial Services
3.75%, 03/04/25 (Call 12/04/24)	210	224,476
3.85%, 11/21/22	939	970,829
3.95%, 11/06/24 (Call 08/06/24)	930	998,961
4.50%, 01/30/26 (Call 11/30/25)	405	449,073
GE Capital Funding LLC, 3.45%, 05/15/25 (Call 04/15/25)	2,164	2,315,007
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/25	2,589	2,793,675
Intercontinental Exchange Inc.
0.70%, 06/15/23	945	945,462
2.35%, 09/15/22 (Call 08/15/22)	1,356	1,377,087
3.75%, 12/01/25 (Call 09/01/25)(a)	635	691,426
4.00%, 10/15/23	1,260	1,338,847
International Lease Finance Corp., 5.88%, 08/15/22	1,138	1,185,045
Invesco Finance PLC
3.13%, 11/30/22(a)	475	487,339
3.75%, 01/15/26	45	48,961
4.00%, 01/30/24(a)	316	337,189
Jefferies Group LLC, 5.13%, 01/20/23	756	794,905

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Mastercard Inc.
2.00%, 03/03/25 (Call 02/03/25)	$942	$969,891
3.38%, 04/01/24	1,226	1,301,183
Nasdaq Inc.
0.45%, 12/21/22 (Call 12/21/21)	1,743	1,741,217
3.85%, 06/30/26 (Call 03/30/26)	48	52,736
4.25%, 06/01/24 (Call 03/01/24)	508	545,908
Nomura Holdings Inc.
1.65%, 07/14/26	2,790	2,746,842
1.85%, 07/16/25	1,865	1,874,582
2.65%, 01/16/25	1,462	1,512,710
ORIX Corp.
2.90%, 07/18/22	673	683,337
3.25%, 12/04/24	210	222,944
4.05%, 01/16/24(a)	260	277,349
Synchrony Financial
2.85%, 07/25/22 (Call 06/25/22)(a)	807	817,826
3.70%, 08/04/26 (Call 05/04/26)	20	21,439
4.25%, 08/15/24 (Call 05/15/24)	2,105	2,259,001
4.38%, 03/19/24 (Call 02/19/24)	1,450	1,551,419
4.50%, 07/23/25 (Call 04/23/25)	1,232	1,348,127
Visa Inc.
2.15%, 09/15/22 (Call 08/15/22)	1,915	1,939,431
2.80%, 12/14/22 (Call 10/14/22)	3,182	3,257,447
3.15%, 12/14/25 (Call 09/14/25)	1,130	1,213,947
Western Union Co. (The)
1.35%, 03/15/26 (Call 02/15/26)	1,017	994,045
2.85%, 01/10/25 (Call 12/10/24)	1,155	1,203,224

		136,667,394

Electric — 3.7%
AES Corp. (The), 1.38%, 01/15/26 (Call 12/15/25)(a)	707	691,567
Alabama Power Co., Series 17-A, 2.45%, 03/30/22 (Call 02/28/22)	670	674,705
Avangrid Inc.
3.15%, 12/01/24 (Call 10/01/24)	758	801,093
3.20%, 04/15/25 (Call 03/15/25)	954	1,008,194
Berkshire Hathaway Energy Co.
3.75%, 11/15/23 (Call 08/15/23)	684	720,649
4.05%, 04/15/25 (Call 03/15/25)	1,433	1,563,291
Black Hills Corp.
1.04%, 08/23/24 (Call 02/23/22)(a)	10	9,964
4.25%, 11/30/23 (Call 08/30/23)	10	10,606
CenterPoint Energy Inc.
1.45%, 06/01/26 (Call 05/01/26)	410	405,402
2.50%, 09/01/22 (Call 08/01/22)(a)	915	929,619
2.50%, 09/01/24 (Call 08/01/24)	860	890,982
Commonwealth Edison Co., 2.55%, 06/15/26 (Call 03/15/26)	30	31,399
Consolidated Edison Inc., Series A, 0.65%, 12/01/23 (Call 12/06/21)(a)	471	469,383
Delmarva Power & Light Co., 3.50%, 11/15/23 (Call 08/15/23)	135	141,722
Dominion Energy Inc.
3.07%, 08/15/24(c)	1,338	1,403,337
3.90%, 10/01/25 (Call 07/01/25)(a)	380	413,350
Series A, 1.45%, 04/15/26 (Call 03/15/26)(a)	870	862,523
DTE Energy Co.
2.25%, 11/01/22	958	973,985
2.85%, 10/01/26 (Call 07/01/26)	25	26,213
Series C, 2.53%, 10/01/24	1,220	1,263,667
Series F, 1.05%, 06/01/25 (Call 05/01/25)	1,178	1,163,192

Security	Par (000)	Value

Electric (continued)
Series H, 0.55%, 11/01/22	$920	$920,707
Duke Energy Carolinas LLC
2.50%, 03/15/23 (Call 01/15/23)	489	500,377
3.05%, 03/15/23 (Call 02/15/23)	829	855,782
Duke Energy Corp.
0.90%, 09/15/25 (Call 08/15/25)	945	928,530
2.40%, 08/15/22 (Call 07/15/22)	1,482	1,500,889
2.65%, 09/01/26 (Call 06/01/26)	10	10,443
3.05%, 08/15/22 (Call 05/15/22)(a)	793	803,325
3.75%, 04/15/24 (Call 01/15/24)	1,343	1,424,203
Duke Energy Progress LLC
2.80%, 05/15/22 (Call 02/15/22)	933	939,785
3.25%, 08/15/25 (Call 05/15/25)	241	258,048
Edison International, 3.55%, 11/15/24 (Call 10/15/24)	1,227	1,291,615
Emera U.S. Finance LP, 3.55%, 06/15/26 (Call 03/15/26)	1,000	1,070,526
Entergy Arkansas LLC, 3.50%, 04/01/26 (Call 01/01/26)	30	32,449
Entergy Corp.
0.90%, 09/15/25 (Call 08/15/25)	757	737,258
4.00%, 07/15/22 (Call 05/15/22)	1,082	1,102,410
Entergy Louisiana LLC
0.62%, 11/17/23 (Call 12/06/21)(a)	1,172	1,170,081
0.95%, 10/01/24 (Call 10/01/22)	5,700	5,672,222
Evergy Inc., 2.45%, 09/15/24 (Call 08/15/24)	1,202	1,244,323
Eversource Energy, Series K, 2.75%, 03/15/22 (Call 02/15/22)	366	368,380
Exelon Corp.
3.40%, 04/15/26 (Call 01/15/26)(a)	1,375	1,473,917
3.50%, 06/01/22 (Call 05/01/22)	800	810,709
3.95%, 06/15/25 (Call 03/15/25)	1,086	1,173,580
Exelon Generation Co. LLC
3.25%, 06/01/25 (Call 05/01/25)(a)	967	1,022,949
3.40%, 03/15/22 (Call 02/15/22)	854	860,311
4.25%, 06/15/22 (Call 03/15/22)	973	985,490
Florida Power & Light Co.
2.75%, 06/01/23 (Call 12/01/22)	134	137,145
2.85%, 04/01/25 (Call 03/01/25)	1,468	1,544,156
3.13%, 12/01/25 (Call 06/01/25)(a)	205	218,772
3.25%, 06/01/24 (Call 12/01/23)	114	119,767
Fortis Inc./Canada, 3.06%, 10/04/26 (Call 07/04/26)	15	15,783
Georgia Power Co., Series A, 2.10%, 07/30/23(a)	958	981,074
Interstate Power & Light Co., 3.25%, 12/01/24 (Call 09/01/24)(a)	687	727,083
ITC Holdings Corp., 2.70%, 11/15/22 (Call 10/15/22)	831	846,029
MidAmerican Energy Co., 3.50%, 10/15/24 (Call 07/15/24)	600	641,527
National Rural Utilities Cooperative Finance Corp.
0.35%, 02/08/24	603	596,747
1.00%, 06/15/26 (Call 05/15/26)	55	54,071
NextEra Energy Capital Holdings Inc.
0.65%, 03/01/23	2,178	2,180,017
1.00%, 11/03/23 (Call 05/03/22), (SOFR + 0.400%)(b)	4,000	4,001,720
2.75%, 05/01/25 (Call 04/01/25)	1,441	1,504,069
2.80%, 01/15/23 (Call 12/15/22)	1,073	1,099,778
2.90%, 04/01/22	601	607,227
3.15%, 04/01/24 (Call 03/01/24)	1,769	1,859,043
OGE Energy Corp., 0.70%, 05/26/23 (Call 12/06/21)	50	49,884
Oklahoma Gas and Electric Co., 0.55%, 05/26/23 (Call 12/06/21)	400	399,076
Oncor Electric Delivery Co. LLC, 2.75%, 06/01/24 (Call 05/01/24)	605	632,092
Pacific Gas & Electric Co., 3.50%, 06/15/25 (Call 03/15/25)(a)	950	995,098

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Pacific Gas and Electric Co.
1.37%, 03/10/23 (Call 11/16/21)	$3,508	$3,495,321
1.75%, 06/16/22 (Call 11/16/21)	1,936	1,932,260
2.95%, 03/01/26 (Call 12/01/25)(a)	1,072	1,096,145
3.15%, 01/01/26(a)	2,387	2,458,052
3.45%, 07/01/25(a)	295	307,932
4.25%, 08/01/23 (Call 07/01/23)	414	431,885
Pinnacle West Capital Corp., 1.30%, 06/15/25 (Call 05/15/25)	861	853,630
PPL Capital Funding Inc., 3.10%, 05/15/26 (Call 02/15/26)	1,025	1,081,571
Public Service Enterprise Group Inc.
0.80%, 08/15/25 (Call 07/15/25)	455	443,973
2.65%, 11/15/22 (Call 10/15/22)	780	794,751
2.88%, 06/15/24 (Call 05/15/24)	844	882,205
San Diego Gas & Electric Co., 2.50%, 05/15/26 (Call 02/15/26)	45	46,852
Sempra Energy
2.88%, 10/01/22 (Call 12/03/21)	745	754,848
2.90%, 02/01/23 (Call 01/01/23)	750	768,580
3.55%, 06/15/24 (Call 12/03/21)	625	660,549
4.05%, 12/01/23 (Call 12/03/21)	568	601,360
Southern California Edison Co.
1.10%, 04/01/24 (Call 04/01/23)	1,440	1,442,848
Series C, 3.50%, 10/01/23 (Call 07/01/23)	741	774,271
Series E, 3.70%, 08/01/25 (Call 06/01/25)(a)	1,201	1,296,235
Southern Co. (The)
2.95%, 07/01/23 (Call 05/01/23)	2,354	2,430,274
3.25%, 07/01/26 (Call 04/01/26)	2,135	2,276,262
Series 21-A, 0.60%, 02/26/24 (Call 01/26/24)	782	775,290
Southern Power Co., 4.15%, 12/01/25 (Call 09/01/25)	143	157,116
Southwestern Electric Power Co., Series N, 1.65%, 03/15/26 (Call 02/15/26)	530	529,942
Virginia Electric & Power Co.
Series A, 3.15%, 01/15/26 (Call 10/15/25)	1,080	1,151,457
Series C, 2.75%, 03/15/23 (Call 12/15/22)	930	952,300
WEC Energy Group Inc.
0.55%, 09/15/23	654	651,644
0.80%, 03/15/24 (Call 02/15/24)(a)	375	375,698
Xcel Energy Inc.
0.50%, 10/15/23 (Call 09/15/23)	331	329,656
1.75%, 03/15/27 (Call 02/15/27)	1,300	1,297,101
3.30%, 06/01/25 (Call 12/01/24)(a)	857	910,651

		92,783,969

Electrical Components & Equipment — 0.0%
Emerson Electric Co.
0.88%, 10/15/26 (Call 09/15/26)	20	19,435
2.63%, 12/01/21 (Call 11/01/21)(a)	395	395,683
2.63%, 02/15/23 (Call 11/15/22)(a)	539	550,213
3.15%, 06/01/25 (Call 03/01/25)(a)	164	174,392

		1,139,723

Electronics — 0.5%
Agilent Technologies Inc., 3.88%, 07/15/23 (Call 04/15/23)	828	866,404
Arrow Electronics Inc., 3.25%, 09/08/24 (Call 07/08/24)(a)	930	977,578
Flex Ltd.
3.75%, 02/01/26 (Call 01/01/26)	112	120,174
4.75%, 06/15/25 (Call 03/15/25)(a)	700	768,994
5.00%, 02/15/23	595	626,474
Fortive Corp., 3.15%, 06/15/26 (Call 03/15/26)	25	26,666
Honeywell International Inc.
0.48%, 08/19/22 (Call 11/16/21)(a)	386	385,558

Security	Par (000)	Value

Electronics (continued)
1.10%, 03/01/27 (Call 02/01/27)	$2,000	$1,964,112
1.35%, 06/01/25 (Call 05/01/25)(a)	1,334	1,345,232
1.85%, 11/01/21	605	605,000
2.15%, 08/08/22 (Call 07/08/22)	801	809,333
2.30%, 08/15/24 (Call 07/15/24)	1,021	1,061,644
Jabil Inc.
1.70%, 04/15/26 (Call 03/15/26)	152	150,830
4.70%, 09/15/22	1,085	1,119,676
Keysight Technologies Inc., 4.55%, 10/30/24 (Call 07/30/24)	763	834,338
SYNNEX Corp.
1.25%, 08/09/24 (Call 08/09/22)(d)	665	663,307
1.75%, 08/09/26 (Call 07/09/26)(d)	610	597,044
Vontier Corp., 1.80%, 04/01/26 (Call 03/01/26)(d)	560	552,779

		13,475,143

Environmental Control — 0.2%
Republic Services Inc.
2.50%, 08/15/24 (Call 07/15/24)(a)	1,792	1,861,218
2.90%, 07/01/26 (Call 04/01/26)	10	10,536
3.20%, 03/15/25 (Call 12/15/24)	837	886,028
Waste Management Inc.
0.75%, 11/15/25 (Call 10/15/25)	1,428	1,395,619
2.40%, 05/15/23 (Call 03/15/23)	926	948,563
2.90%, 09/15/22 (Call 06/15/22)	978	993,124

		6,095,088

Food — 1.2%
Campbell Soup Co.
3.65%, 03/15/23 (Call 02/15/23)	1,002	1,039,930
3.95%, 03/15/25 (Call 01/15/25)	840	907,999
Conagra Brands Inc.
0.50%, 08/11/23 (Call 08/11/22)	1,400	1,393,472
4.30%, 05/01/24 (Call 04/01/24)	1,624	1,749,484
4.60%, 11/01/25 (Call 09/01/25)	702	782,077
General Mills Inc.
2.60%, 10/12/22 (Call 09/12/22)	884	900,075
3.65%, 02/15/24 (Call 11/15/23)	105	110,871
3.70%, 10/17/23 (Call 09/17/23)	1,840	1,941,666
4.00%, 04/17/25 (Call 02/17/25)	1,043	1,133,250
Hershey Co. (The)
2.30%, 08/15/26 (Call 05/15/26)	20	20,786
3.38%, 05/15/23 (Call 04/15/23)(a)	805	838,208
Hormel Foods Corp., 0.65%, 06/03/24 (Call 06/03/22)(a)	195	194,264
Ingredion Inc., 3.20%, 10/01/26 (Call 07/01/26)(a)	30	32,077
JM Smucker Co. (The), 3.50%, 03/15/25	465	498,020
Kellogg Co.
2.65%, 12/01/23	833	864,934
3.25%, 04/01/26	180	192,798
Kroger Co. (The)
2.65%, 10/15/26 (Call 07/15/26)	5	5,237
2.95%, 11/01/21	385	385,000
3.40%, 04/15/22 (Call 01/15/22)(a)	626	629,922
3.50%, 02/01/26 (Call 11/01/25)(a)	270	292,632
3.85%, 08/01/23 (Call 05/01/23)	1,106	1,159,345
4.00%, 02/01/24 (Call 11/01/23)	650	690,241
McCormick & Co. Inc./MD
0.90%, 02/15/26 (Call 01/15/26)	926	900,355
2.70%, 08/15/22 (Call 07/15/22)	628	637,397
3.15%, 08/15/24 (Call 06/15/24)	1,305	1,375,431

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Mondelez International Inc.
0.63%, 07/01/22(a)	$1,209	$1,211,303
1.50%, 05/04/25 (Call 04/04/25)	1,304	1,314,502
Sysco Corp.
3.30%, 07/15/26 (Call 04/15/26)	155	166,067
3.55%, 03/15/25 (Call 01/15/25)	786	841,714
3.75%, 10/01/25 (Call 07/01/25)	1,423	1,542,813
5.65%, 04/01/25 (Call 03/01/25)	1,415	1,609,909
Tyson Foods Inc.
3.95%, 08/15/24 (Call 05/15/24)	1,750	1,877,291
4.00%, 03/01/26 (Call 01/01/26)	971	1,067,359
4.50%, 06/15/22 (Call 03/15/22)(a)	985	998,687

		29,305,116

Forest Products & Paper — 0.0%
Georgia-Pacific LLC, 8.00%, 01/15/24	391	450,534

Gas — 0.2%
Atmos Energy Corp., 0.63%, 03/09/23 (Call 11/22/21)	445	444,715
CenterPoint Energy Resources Corp., 0.70%, 03/02/23 (Call 12/06/21)(a)	35	34,943
Eastern Energy Gas Holdings LLC, Series A, 2.50%, 11/15/24 (Call 10/15/24)	909	944,310
National Fuel Gas Co.
3.75%, 03/01/23 (Call 12/01/22)	501	515,674
5.50%, 01/15/26 (Call 12/15/25)	1,316	1,502,017
NiSource Inc., 0.95%, 08/15/25 (Call 07/15/25)(a)	1,565	1,534,474
ONE Gas Inc.
0.85%, 03/11/23 (Call 12/06/21)	115	114,971
1.10%, 03/11/24 (Call 11/22/21)	805	802,042
Southern California Gas Co., Series TT, 2.60%, 06/15/26 (Call 03/15/26)	15	15,689

		5,908,835

Hand & Machine Tools — 0.0%
Stanley Black & Decker Inc., 3.40%, 03/01/26 (Call 01/01/26)	185	199,989

Health Care - Products — 1.1%
Abbott Laboratories
2.55%, 03/15/22(a)	295	297,187
2.95%, 03/15/25 (Call 12/15/24)	1,397	1,478,102
3.40%, 11/30/23 (Call 09/30/23)	1,555	1,635,295
Baxter International Inc., 2.60%, 08/15/26 (Call 05/15/26)	5	5,217
Boston Scientific Corp.
1.90%, 06/01/25 (Call 05/01/25)(a)	1,698	1,727,929
3.45%, 03/01/24 (Call 02/01/24)	1,261	1,329,225
3.75%, 03/01/26 (Call 01/01/26)	265	288,165
3.85%, 05/15/25	734	794,880
Danaher Corp., 3.35%, 09/15/25 (Call 06/15/25)	740	796,409
DH Europe Finance II Sarl
2.05%, 11/15/22	1,117	1,135,189
2.20%, 11/15/24 (Call 10/15/24)	1,236	1,274,536
Medtronic Inc., 3.50%, 03/15/25	2,379	2,565,807
Stryker Corp.
0.60%, 12/01/23 (Call 12/01/21)	739	737,420
1.15%, 06/15/25 (Call 05/15/25)(a)	820	817,746
3.38%, 05/15/24 (Call 02/15/24)	739	780,445
3.38%, 11/01/25 (Call 08/01/25)	285	306,523
3.50%, 03/15/26 (Call 12/15/25)	1,170	1,264,424
Thermo Fisher Scientific Inc.
0.80%, 10/18/23 (Call 10/18/22)	2,000	2,000,881
1.22%, 10/18/24 (Call 10/18/22)	2,000	2,002,646

Security	Par (000)	Value

Health Care - Products (continued)
2.95%, 09/19/26 (Call 06/19/26)	$15	$15,957
4.13%, 03/25/25 (Call 02/25/25)	1,477	1,610,325
Zimmer Biomet Holdings Inc.
3.05%, 01/15/26 (Call 12/15/25)	869	917,749
3.15%, 04/01/22 (Call 02/01/22)	570	573,766
3.55%, 04/01/25 (Call 01/01/25)	2,378	2,534,207

		26,890,030

Health Care - Services — 2.0%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	2,175	2,213,090
2.80%, 06/15/23 (Call 04/15/23)(a)	2,306	2,376,333
3.50%, 11/15/24 (Call 08/15/24)	937	999,383
Anthem Inc.
0.45%, 03/15/23	1,144	1,141,859
1.50%, 03/15/26 (Call 02/15/26)	1,150	1,145,546
2.38%, 01/15/25 (Call 12/15/24)	1,856	1,919,995
2.95%, 12/01/22 (Call 11/01/22)	1,423	1,456,755
3.13%, 05/15/22	771	782,310
3.30%, 01/15/23	1,185	1,224,312
3.35%, 12/01/24 (Call 10/01/24)	1,988	2,118,976
3.50%, 08/15/24 (Call 05/15/24)	1,145	1,215,035
CommonSpirit Health
2.76%, 10/01/24 (Call 07/01/24)	1,002	1,045,230
2.95%, 11/01/22	439	448,750
HCA Inc.
4.75%, 05/01/23	1,947	2,057,726
5.00%, 03/15/24	2,583	2,808,352
5.25%, 04/15/25	2,265	2,538,695
5.25%, 06/15/26 (Call 12/15/25)	1,987	2,253,024
Humana Inc.
0.65%, 08/03/23 (Call 02/03/22)	130	129,912
1.35%, 02/03/27 (Call 01/03/27)	695	676,944
3.15%, 12/01/22 (Call 09/01/22)(a)	889	908,064
3.85%, 10/01/24 (Call 07/01/24)	997	1,069,203
4.50%, 04/01/25 (Call 03/01/25)	652	716,853
Laboratory Corp. of America Holdings
1.55%, 06/01/26 (Call 05/01/26)	580	573,852
3.25%, 09/01/24 (Call 07/01/24)	1,152	1,216,177
3.60%, 02/01/25 (Call 11/01/24)(a)	1,013	1,080,249
Quest Diagnostics Inc.
3.45%, 06/01/26 (Call 03/01/26)(a)	375	404,627
3.50%, 03/30/25 (Call 12/30/24)	692	738,249
UnitedHealth Group Inc.
0.55%, 05/15/24 (Call 05/15/22)	575	570,501
1.15%, 05/15/26 (Call 04/15/26)(a)	1,145	1,134,643
1.25%, 01/15/26	781	779,190
2.38%, 10/15/22	1,318	1,341,804
2.38%, 08/15/24	1,129	1,173,609
2.75%, 02/15/23 (Call 11/15/22)	605	619,122
2.88%, 12/15/21	552	553,581
2.88%, 03/15/22 (Call 12/15/21)	704	706,230
2.88%, 03/15/23	1,082	1,116,018
3.10%, 03/15/26	1,164	1,249,636
3.35%, 07/15/22	903	921,211
3.38%, 11/15/21	294	294,328
3.50%, 06/15/23(a)	950	995,410
3.50%, 02/15/24	1,154	1,223,606
3.75%, 07/15/25	1,616	1,762,790

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Universal Health Services Inc., 1.65%, 09/01/26 (Call 08/01/26)(d)	$40	$39,353

		49,740,533

Holding Companies - Diversified — 0.6%
Ares Capital Corp.
2.15%, 07/15/26 (Call 06/15/26)	1,510	1,495,484
3.25%, 07/15/25 (Call 06/15/25)	415	431,325
3.50%, 02/10/23 (Call 01/10/23)(a)	1,880	1,936,944
3.63%, 01/19/22 (Call 12/19/21)(a)	874	877,056
3.88%, 01/15/26 (Call 12/15/25)	1,302	1,381,039
4.20%, 06/10/24 (Call 05/10/24)	1,610	1,712,479
4.25%, 03/01/25 (Call 01/01/25)	408	434,818
Blackstone Secured Lending Fund
2.75%, 09/16/26 (Call 08/19/26)	20	20,156
3.63%, 01/15/26 (Call 12/15/25)	2,000	2,091,883
FS KKR Capital Corp.
1.65%, 10/12/24	20	19,757
3.40%, 01/15/26 (Call 12/15/25)	1,335	1,373,608
Golub Capital BDC Inc., 2.50%, 08/24/26 (Call 07/24/26)	1,015	1,008,189
Owl Rock Capital Corp.
2.63%, 01/15/27 (Call 12/15/26)	100	98,965
3.40%, 07/15/26 (Call 06/15/26)	172	177,015
3.75%, 07/22/25 (Call 06/22/25)	969	1,011,707
4.25%, 01/15/26 (Call 12/15/25)	822	873,564

		14,943,989

Home Builders — 0.3%
DR Horton Inc.
1.30%, 10/15/26 (Call 09/15/26)	1,495	1,464,685
2.50%, 10/15/24 (Call 09/15/24)	739	768,415
2.60%, 10/15/25 (Call 09/15/25)(a)	863	898,985
Lennar Corp.
4.50%, 04/30/24 (Call 01/31/24)	770	826,515
4.75%, 11/15/22 (Call 08/15/22)	604	623,216
4.75%, 05/30/25 (Call 02/28/25)	954	1,051,369
NVR Inc., 3.95%, 09/15/22 (Call 06/15/22)	888	905,653
PulteGroup Inc., 5.50%, 03/01/26 (Call 12/01/25)	135	155,038

		6,693,876

Household Products & Wares — 0.1%
Clorox Co. (The)
3.05%, 09/15/22 (Call 06/15/22)	818	831,027
3.50%, 12/15/24 (Call 09/15/24)(a)	523	559,808

		1,390,835

Insurance — 1.5%
Aflac Inc., 3.63%, 11/15/24	977	1,051,449
Allstate Corp. (The)
0.75%, 12/15/25 (Call 11/15/25)(a)	232	227,503
3.15%, 06/15/23	935	974,098
American International Group Inc.
2.50%, 06/30/25 (Call 05/30/25)	827	857,931
3.75%, 07/10/25 (Call 04/10/25)	908	979,271
3.90%, 04/01/26 (Call 01/01/26)	2,147	2,354,130
4.13%, 02/15/24	2,117	2,266,713
Aon Corp., 2.20%, 11/15/22	981	998,919
Aon PLC
3.50%, 06/14/24 (Call 03/14/24)	869	921,294
3.88%, 12/15/25 (Call 09/15/25)	205	223,867
Berkshire Hathaway Finance Corp., 3.00%, 05/15/22(a)	853	863,874
Berkshire Hathaway Inc.
2.75%, 03/15/23 (Call 01/15/23)	2,868	2,945,716

Security	Par (000)	Value

Insurance (continued)
3.00%, 02/11/23	$395	$407,528
3.13%, 03/15/26 (Call 12/15/25)(a)	2,721	2,928,654
3.40%, 01/31/22	603	607,189
Brown & Brown Inc., 4.20%, 09/15/24 (Call 06/15/24)	431	465,146
Chubb INA Holdings Inc.
2.88%, 11/03/22 (Call 09/03/22)	1,037	1,058,166
3.35%, 05/15/24	121	128,537
CNA Financial Corp.
3.95%, 05/15/24 (Call 02/15/24)(a)	773	823,937
4.50%, 03/01/26 (Call 12/01/25)	330	368,513
CNO Financial Group Inc., 5.25%, 05/30/25 (Call 02/28/25)	99	110,586
Equitable Holdings Inc., 3.90%, 04/20/23 (Call 03/20/23)	1,155	1,206,414
Lincoln National Corp., 4.00%, 09/01/23	773	818,608
Loews Corp.
2.63%, 05/15/23 (Call 02/15/23)	662	679,030
3.75%, 04/01/26 (Call 01/01/26)	60	65,488
Manulife Financial Corp., 4.15%, 03/04/26	455	504,397
Marsh & McLennan Companies Inc.
2.75%, 01/30/22 (Call 12/30/21)(a)	163	163,614
3.50%, 06/03/24 (Call 03/03/24)	1,352	1,432,970
3.50%, 03/10/25 (Call 12/10/24)	841	899,209
3.75%, 03/14/26 (Call 12/14/25)	963	1,049,778
3.88%, 03/15/24 (Call 02/15/24)	1,487	1,586,997
MetLife Inc.
3.00%, 03/01/25	626	662,061
3.60%, 04/10/24(a)	1,443	1,538,658
3.60%, 11/13/25 (Call 08/13/25)	114	124,008
Series D, 4.37%, 09/15/23	1,331	1,419,472
Prudential Financial Inc., 1.50%, 03/10/26 (Call 02/10/26)(a)	820	826,006
Trinity Acquisition PLC, 4.40%, 03/15/26 (Call 12/15/25)(a)	980	1,081,653
Willis North America Inc., 3.60%, 05/15/24 (Call 03/15/24)	1,271	1,345,102

		36,966,486

Internet — 1.3%
Alphabet Inc.
0.45%, 08/15/25 (Call 07/15/25)	1,724	1,683,855
2.00%, 08/15/26 (Call 05/15/26)	125	128,948
3.38%, 02/25/24(a)	1,513	1,603,843
Amazon.com Inc.
0.25%, 05/12/23	604	602,728
0.40%, 06/03/23	1,637	1,635,241
0.45%, 05/12/24	1,208	1,199,212
0.80%, 06/03/25 (Call 05/03/25)	2,411	2,387,770
1.00%, 05/12/26 (Call 04/12/26)(a)	1,560	1,544,234
2.40%, 02/22/23 (Call 01/22/23)	1,850	1,893,169
2.50%, 11/29/22 (Call 08/29/22)	2,152	2,191,052
2.80%, 08/22/24 (Call 06/22/24)	3,410	3,581,685
3.80%, 12/05/24 (Call 09/05/24)	1,733	1,874,666
5.20%, 12/03/25 (Call 09/03/25)	342	392,010
Booking Holdings Inc.
2.75%, 03/15/23 (Call 02/15/23)	1,178	1,211,010
3.60%, 06/01/26 (Call 03/01/26)	77	83,754
3.65%, 03/15/25 (Call 12/15/24)(a)	302	324,912
eBay Inc.
1.40%, 05/10/26 (Call 04/10/26)(a)	1,555	1,538,958
1.90%, 03/11/25 (Call 02/11/25)	1,458	1,485,587
2.60%, 07/15/22 (Call 04/15/22)	55	55,469
2.75%, 01/30/23 (Call 12/30/22)	808	827,893
3.45%, 08/01/24 (Call 05/01/24)	1,243	1,316,715

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
3.80%, 03/09/22 (Call 02/09/22)(a)	$492	$496,470
Expedia Group Inc.
3.60%, 12/15/23 (Call 11/15/23)	155	163,098
4.50%, 08/15/24 (Call 05/15/24)	243	262,125
5.00%, 02/15/26 (Call 11/15/25)	1,447	1,622,756
Netflix Inc., 5.88%, 02/15/25	1,000	1,133,750
TD Ameritrade Holding Corp., 2.95%, 04/01/22 (Call 02/01/22)	636	639,891
VeriSign Inc., 5.25%, 04/01/25 (Call 01/01/25)	1,205	1,346,588

		33,227,389

Iron & Steel — 0.1%
Nucor Corp.
2.00%, 06/01/25 (Call 05/01/25)	755	770,449
4.00%, 08/01/23 (Call 05/01/23)(a)	673	707,276
4.13%, 09/15/22 (Call 06/15/22)	984	1,005,845
Reliance Steel & Aluminum Co., 4.50%, 04/15/23 (Call 01/15/23)	441	459,966

		2,943,536

Lodging — 0.3%
Las Vegas Sands Corp.
2.90%, 06/25/25 (Call 05/25/25)	662	667,993
3.20%, 08/08/24 (Call 07/08/24)	2,447	2,498,774
Marriott International Inc./MD
3.60%, 04/15/24 (Call 03/15/24)	665	702,140
Series EE, 5.75%, 05/01/25 (Call 04/01/25)	1,420	1,610,078
Series R, 3.13%, 06/15/26 (Call 03/15/26)(a)	330	348,918
Sands China Ltd.
3.80%, 01/08/26 (Call 12/08/25)(a)	2,000	2,017,948
5.13%, 08/08/25 (Call 06/08/25)	245	260,832

		8,106,683

Machinery — 1.7%
ABB Finance USA Inc., 2.88%, 05/08/22	1,160	1,175,746
Caterpillar Financial Services Corp.
0.25%, 03/01/23(a)	1,228	1,225,241
0.45%, 09/14/23	325	324,599
0.45%, 05/17/24(a)	1,100	1,089,955
0.65%, 07/07/23	662	663,484
0.80%, 11/13/25(a)	1,266	1,247,445
0.90%, 03/02/26	905	889,298
0.95%, 05/13/22	572	574,118
1.15%, 09/14/26	758	748,163
1.45%, 05/15/25	909	916,550
1.90%, 09/06/22(a)	815	825,936
1.95%, 11/18/22	790	803,133
2.15%, 11/08/24	1,455	1,508,617
2.40%, 06/06/22(a)	634	640,685
2.55%, 11/29/22	769	786,309
2.85%, 06/01/22	495	501,365
2.85%, 05/17/24	750	787,753
2.95%, 02/26/22(a)	503	507,234
3.25%, 12/01/24(a)	281	301,034
3.45%, 05/15/23	720	752,221
3.65%, 12/07/23	859	912,333
3.75%, 11/24/23	325	345,614
Caterpillar Inc., 3.40%, 05/15/24 (Call 02/15/24)	1,488	1,576,103
CNH Industrial Capital LLC
1.45%, 07/15/26 (Call 06/15/26)	295	290,404
1.88%, 01/15/26 (Call 12/15/25)	915	922,312
1.95%, 07/02/23	887	902,821
4.20%, 01/15/24	617	658,125

Security	Par (000)	Value

Machinery (continued)
4.38%, 04/05/22	$186	$188,822
CNH Industrial NV, 4.50%, 08/15/23	679	721,521
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	819	824,695
2.75%, 04/15/25 (Call 03/15/25)	715	751,926
John Deere Capital Corp.
0.25%, 01/17/23	610	608,306
0.40%, 10/10/23	406	405,138
0.45%, 01/17/24	615	614,771
0.45%, 06/07/24	490	485,682
0.63%, 09/10/24	190	188,351
0.70%, 01/15/26	1,115	1,087,795
1.05%, 06/17/26	2,560	2,521,412
1.20%, 04/06/23	210	212,397
2.05%, 01/09/25	354	364,506
2.15%, 09/08/22(a)	803	815,021
2.60%, 03/07/24	999	1,041,687
2.65%, 01/06/22	533	535,273
2.65%, 06/24/24(a)	737	772,190
2.65%, 06/10/26	85	89,585
2.70%, 01/06/23	466	478,443
2.75%, 03/15/22(a)	718	724,399
2.80%, 01/27/23	450	462,297
2.80%, 03/06/23	228	235,053
3.20%, 01/10/22	534	536,976
3.35%, 06/12/24(a)	650	693,237
3.45%, 03/13/25	1,006	1,083,066
3.65%, 10/12/23	496	524,874
Otis Worldwide Corp., 2.06%, 04/05/25 (Call 03/05/25)	2,155	2,205,425
Rockwell Automation Inc., 0.35%, 08/15/23 (Call 08/15/22)(a)	175	174,665
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/25 (Call 05/15/25)	556	588,566
4.40%, 03/15/24 (Call 02/15/24)	1,297	1,386,140

		43,198,817

Manufacturing — 0.7%
3M Co.
1.75%, 02/14/23 (Call 01/14/23)	231	234,680
2.00%, 06/26/22	1,127	1,137,373
2.00%, 02/14/25 (Call 01/14/25)	659	677,677
2.25%, 03/15/23 (Call 02/15/23)	1,031	1,054,542
2.25%, 09/19/26 (Call 06/19/26)	5	5,195
2.65%, 04/15/25 (Call 03/15/25)	1,088	1,140,502
3.00%, 08/07/25	715	764,483
3.25%, 02/14/24 (Call 01/14/24)	1,284	1,353,163
Eaton Corp., 2.75%, 11/02/22	3,316	3,384,078
General Electric Co.
2.70%, 10/09/22	851	868,113
3.10%, 01/09/23	499	513,944
3.45%, 05/15/24 (Call 02/13/24)	1,325	1,400,319
Illinois Tool Works Inc., 3.50%, 03/01/24 (Call 12/01/23)	304	320,970
Parker-Hannifin Corp.
2.70%, 06/14/24 (Call 05/14/24)	1,248	1,302,654
3.30%, 11/21/24 (Call 08/21/24)(a)	669	709,600
Trane Technologies Global Holding Co. Ltd., 4.25%, 06/15/23	833	879,266
Trane Technologies Luxembourg Finance SA, 3.55%, 11/01/24 (Call 08/01/24)	865	923,220

		16,669,779

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media — 2.2%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22 (Call 05/23/22)	$4,607	$4,701,366
4.50%, 02/01/24 (Call 01/01/24)	2,151	2,307,518
4.91%, 07/23/25 (Call 04/23/25)	5,636	6,265,913
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	1,440	1,572,103
Comcast Corp.
3.10%, 04/01/25 (Call 12/03/21)	1,361	1,443,128
3.15%, 03/01/26 (Call 12/01/25)(a)	1,845	1,976,482
3.38%, 02/15/25 (Call 11/15/24)	1,460	1,557,999
3.38%, 08/15/25 (Call 05/15/25)	1,203	1,291,246
3.60%, 03/01/24	1,789	1,904,137
3.70%, 04/15/24 (Call 03/15/24)	3,103	3,309,019
3.95%, 10/15/25 (Call 08/15/25)	1,820	1,999,016
Discovery Communications LLC
2.95%, 03/20/23 (Call 02/20/23)	1,327	1,365,735
4.90%, 03/11/26 (Call 12/11/25)	180	202,889
Fox Corp.
3.05%, 04/07/25 (Call 03/07/25)	904	953,733
3.67%, 01/25/22(a)	533	537,088
4.03%, 01/25/24 (Call 12/25/23)	1,271	1,353,297
Thomson Reuters Corp., 4.30%, 11/23/23 (Call 08/23/23)	849	902,357
Time Warner Entertainment Co. LP, 8.38%, 03/15/23	1,711	1,885,887
TWDC Enterprises 18 Corp.
2.35%, 12/01/22	1,141	1,163,706
2.45%, 03/04/22	527	530,965
3.00%, 02/13/26	1,999	2,128,951
3.15%, 09/17/25	315	336,301
ViacomCBS Inc.
3.50%, 01/15/25 (Call 10/15/24)	930	987,894
3.70%, 08/15/24 (Call 05/15/24)	1,091	1,161,708
4.00%, 01/15/26 (Call 10/15/25)	576	628,671
4.75%, 05/15/25 (Call 04/15/25)(a)	1,601	1,775,593
Walt Disney Co. (The)
1.65%, 09/01/22	1,130	1,140,720
1.75%, 08/30/24 (Call 07/30/24)(a)	2,304	2,357,299
1.75%, 01/13/26	1,493	1,514,764
3.00%, 09/15/22	1,778	1,819,246
3.35%, 03/24/25	1,889	2,022,682
3.70%, 09/15/24 (Call 06/15/24)	1,066	1,142,642
3.70%, 10/15/25 (Call 07/15/25)	376	408,251

		54,648,306

Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)(a)	856	871,912
3.25%, 06/15/25 (Call 03/15/25)	503	538,557

		1,410,469

Mining — 0.2%
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22	935	942,191
3.25%, 11/21/21	130	130,182
3.85%, 09/30/23	708	751,964
Kinross Gold Corp., 5.95%, 03/15/24 (Call 12/15/23)	665	729,858
Rio Tinto Finance USA Ltd., 3.75%, 06/15/25 (Call 12/03/21)	1,420	1,546,507

		4,100,702

Oil & Gas — 4.4%
BP Capital Markets America Inc.
2.75%, 05/10/23	1,271	1,310,950

Security	Par (000)	Value

Oil & Gas (continued)
2.94%, 04/06/23	$841	$868,005
3.12%, 05/04/26 (Call 02/04/26)	425	454,662
3.19%, 04/06/25 (Call 03/06/25)	1,018	1,081,490
3.22%, 11/28/23 (Call 09/28/23)	1,189	1,244,217
3.22%, 04/14/24 (Call 02/14/24)	1,223	1,287,470
3.41%, 02/11/26 (Call 12/11/25)	365	393,697
3.79%, 02/06/24 (Call 01/06/24)	1,373	1,458,740
3.80%, 09/21/25 (Call 07/21/25)	1,195	1,303,646
BP Capital Markets PLC
2.50%, 11/06/22	1,075	1,096,280
3.51%, 03/17/25	1,410	1,513,246
3.54%, 11/04/24	912	976,890
3.81%, 02/10/24	1,646	1,752,573
3.99%, 09/26/23	938	996,090
Canadian Natural Resources Ltd.
2.05%, 07/15/25 (Call 06/15/25)	857	869,417
2.95%, 01/15/23 (Call 12/15/22)	1,294	1,325,206
3.80%, 04/15/24 (Call 01/15/24)	605	639,112
3.90%, 02/01/25 (Call 11/01/24)	538	575,400
Cenovus Energy Inc., 5.38%, 07/15/25 (Call 04/15/25)	1,585	1,778,401
Chevron Corp.
1.14%, 05/11/23	911	920,248
1.55%, 05/11/25 (Call 04/11/25)	3,113	3,157,897
2.36%, 12/05/22 (Call 09/05/22)	2,487	2,529,179
2.41%, 03/03/22 (Call 01/03/22)(a)	815	817,609
2.50%, 03/03/22 (Call 02/03/22)	478	480,350
2.57%, 05/16/23 (Call 03/16/23)	1,101	1,130,660
2.90%, 03/03/24 (Call 01/03/24)(a)	969	1,013,241
2.95%, 05/16/26 (Call 02/16/26)	1,285	1,369,812
3.19%, 06/24/23 (Call 03/24/23)	2,491	2,581,894
3.33%, 11/17/25 (Call 08/17/25)	579	623,565
Chevron USA Inc.
0.43%, 08/11/23	831	829,357
0.69%, 08/12/25 (Call 07/12/25)	1,523	1,496,358
3.90%, 11/15/24 (Call 08/15/24)	1,257	1,358,716
ConocoPhillips Co., 4.95%, 03/15/26 (Call 12/15/25)	1,530	1,739,946
Coterra Energy Inc., 4.38%, 06/01/24 (Call 03/01/24)(d)	1,193	1,283,129
Diamondback Energy Inc.
2.88%, 12/01/24 (Call 11/01/24)	1,186	1,235,520
4.75%, 05/31/25 (Call 04/30/25)	885	979,992
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)	1,480	1,513,664
3.15%, 04/01/25 (Call 01/01/25)	665	704,676
4.15%, 01/15/26 (Call 10/15/25)	950	1,049,017
Equinor ASA
1.75%, 01/22/26 (Call 12/22/25)	150	152,086
2.45%, 01/17/23	678	693,885
2.65%, 01/15/24	1,466	1,524,624
2.75%, 11/10/21	195	195,092
2.88%, 04/06/25 (Call 03/06/25)	2,034	2,142,939
3.25%, 11/10/24	125	132,972
3.70%, 03/01/24	1,312	1,396,849
Exxon Mobil Corp.
1.57%, 04/15/23	1,342	1,361,939
1.90%, 08/16/22	930	942,078
2.02%, 08/16/24 (Call 07/16/24)	2,353	2,425,427
2.28%, 08/16/26 (Call 06/16/26)	15	15,597
2.40%, 03/06/22 (Call 01/06/22)	819	822,150
2.71%, 03/06/25 (Call 12/06/24)	1,605	1,683,584
2.73%, 03/01/23 (Call 01/01/23)	1,331	1,365,502

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
2.99%, 03/19/25 (Call 02/19/25)	$3,203	$3,386,870
3.04%, 03/01/26 (Call 12/01/25)	1,955	2,085,723
3.18%, 03/15/24 (Call 12/15/23)	789	829,172
HollyFrontier Corp., 5.88%, 04/01/26 (Call 01/01/26)	1,368	1,559,981
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	1,286	1,368,946
4.50%, 05/01/23 (Call 12/02/21)	856	899,060
4.70%, 05/01/25 (Call 04/01/25)	1,513	1,672,018
4.75%, 12/15/23 (Call 12/02/21)	1,093	1,171,458
Phillips 66
0.90%, 02/15/24 (Call 12/06/21)	686	684,037
1.30%, 02/15/26 (Call 01/15/26)	445	438,687
3.70%, 04/06/23	639	665,027
3.85%, 04/09/25 (Call 03/09/25)(a)	1,481	1,596,876
4.30%, 04/01/22	1,209	1,226,605
Pioneer Natural Resources Co.
0.55%, 05/15/23	410	408,627
0.75%, 01/15/24 (Call 01/15/22)	185	183,832
1.13%, 01/15/26 (Call 12/15/25)	880	859,836
4.45%, 01/15/26 (Call 10/15/25)	107	118,191
Shell International Finance BV
0.38%, 09/15/23	230	229,349
2.00%, 11/07/24 (Call 10/07/24)	2,118	2,181,427
2.25%, 01/06/23	712	726,538
2.38%, 08/21/22	1,451	1,471,968
2.38%, 04/06/25 (Call 03/06/25)	2,225	2,310,740
2.88%, 05/10/26(a)	135	143,812
3.25%, 05/11/25	3,540	3,786,633
3.40%, 08/12/23	1,705	1,789,276
3.50%, 11/13/23 (Call 10/13/23)	1,818	1,919,828
Suncor Energy Inc., 3.10%, 05/15/25 (Call 04/15/25)	544	574,145
TotalEnergies Capital Canada Ltd., 2.75%, 07/15/23	1,607	1,666,725
TotalEnergies Capital International SA
2.43%, 01/10/25 (Call 10/10/24)	944	979,487
2.70%, 01/25/23	1,566	1,607,911
2.88%, 02/17/22	903	909,460
3.70%, 01/15/24	1,220	1,296,960
3.75%, 04/10/24	1,332	1,426,426
TotalEnergies Capital SA, 4.25%, 12/15/21	38	38,167
Valero Energy Corp.
1.20%, 03/15/24	1,534	1,534,857
2.70%, 04/15/23	1,078	1,107,945
2.85%, 04/15/25 (Call 03/15/25)	2,098	2,187,773
3.65%, 03/15/25	595	639,074

		110,278,493

Oil & Gas Services — 0.3%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc., 2.77%, 12/15/22 (Call 11/15/22)	2,012	2,057,482
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)	1,032	1,074,053
3.80%, 11/15/25 (Call 08/15/25)(a)	1,195	1,302,320
Schlumberger Finance Canada Ltd., 1.40%, 09/17/25 (Call 08/17/25)	690	690,993
Schlumberger Investment SA, 3.65%, 12/01/23 (Call 09/01/23)	1,870	1,970,709

		7,095,557

Packaging & Containers — 0.1%
Berry Global Inc., 0.95%, 02/15/24 (Call 01/15/24)	95	94,368
WRKCo Inc.
3.00%, 09/15/24 (Call 07/15/24)	410	430,720

Security	Par (000)	Value

Packaging & Containers (continued)
3.75%, 03/15/25 (Call 01/15/25)	$577	$617,600
4.65%, 03/15/26 (Call 01/15/26)	1,815	2,039,843

		3,182,531

Pharmaceuticals — 6.3%
AbbVie Inc.
2.15%, 11/19/21	263	263,182
2.30%, 11/21/22	2,340	2,382,930
2.60%, 11/21/24 (Call 10/21/24)	3,335	3,481,394
2.85%, 05/14/23 (Call 03/14/23)	1,581	1,627,000
2.90%, 11/06/22	3,865	3,953,301
3.20%, 11/06/22 (Call 09/06/22)	2,126	2,173,836
3.20%, 05/14/26 (Call 02/14/26)(a)	2,110	2,248,592
3.25%, 10/01/22 (Call 07/01/22)	2,435	2,478,041
3.38%, 11/14/21	218	218,210
3.45%, 03/15/22 (Call 01/15/22)	394	396,173
3.60%, 05/14/25 (Call 02/14/25)	4,147	4,450,146
3.75%, 11/14/23 (Call 10/14/23)	2,295	2,427,134
3.80%, 03/15/25 (Call 12/15/24)	3,790	4,082,110
3.85%, 06/15/24 (Call 03/15/24)(a)	1,158	1,236,393
AmerisourceBergen Corp.
0.74%, 03/15/23 (Call 03/15/22)	1,125	1,125,708
3.25%, 03/01/25 (Call 12/01/24)	360	380,342
3.40%, 05/15/24 (Call 02/15/24)(a)	814	857,039
Astrazeneca Finance LLC
0.70%, 05/28/24 (Call 05/28/22)	3,225	3,226,806
1.20%, 05/28/26 (Call 04/28/26)	3,147	3,118,326
AstraZeneca PLC
0.30%, 05/26/23	2,205	2,198,968
0.70%, 04/08/26 (Call 03/08/26)(a)	180	174,685
2.38%, 06/12/22 (Call 05/12/22)	782	789,837
3.38%, 11/16/25	1,437	1,554,205
3.50%, 08/17/23 (Call 07/17/23)	1,298	1,360,428
Becton Dickinson and Co.
3.36%, 06/06/24 (Call 04/06/24)	1,265	1,334,071
3.73%, 12/15/24 (Call 09/15/24)	590	632,435
Bristol-Myers Squibb Co.
0.54%, 11/13/23 (Call 12/06/21)	406	405,697
0.75%, 11/13/25 (Call 10/13/25)(a)	440	431,455
2.00%, 08/01/22	1,220	1,235,259
2.60%, 05/16/22(a)	881	892,224
2.75%, 02/15/23 (Call 01/15/23)	846	869,319
2.90%, 07/26/24 (Call 06/26/24)	3,003	3,158,132
3.20%, 06/15/26 (Call 04/15/26)	2,255	2,432,852
3.25%, 08/15/22	967	989,087
3.25%, 02/20/23 (Call 01/20/23)	641	661,974
3.25%, 11/01/23	360	378,769
3.55%, 08/15/22	1,609	1,645,674
3.88%, 08/15/25 (Call 05/15/25)	1,711	1,868,771
Cardinal Health Inc.
3.08%, 06/15/24 (Call 04/15/24)	1,025	1,075,536
3.75%, 09/15/25 (Call 06/15/25)	715	772,628
Series 2021-4, 3.20%, 03/15/23	850	878,762
Cigna Corp.
0.61%, 03/15/24 (Call 03/15/22)	793	787,079
1.25%, 03/15/26 (Call 02/15/26)(a)	2,138	2,112,387
3.00%, 07/15/23 (Call 05/16/23)	1,620	1,675,328
3.25%, 04/15/25 (Call 01/15/25)	1,508	1,599,415
3.50%, 06/15/24 (Call 03/17/24)	604	639,155
3.75%, 07/15/23 (Call 06/15/23)	1,309	1,374,437
4.13%, 11/15/25 (Call 09/15/25)	1,881	2,068,689

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
4.50%, 02/25/26 (Call 11/27/25)	$1,076	$1,198,033
CVS Health Corp.
2.63%, 08/15/24 (Call 07/15/24)	1,886	1,964,467
2.75%, 12/01/22 (Call 09/01/22)	1,975	2,010,853
2.88%, 06/01/26 (Call 03/01/26)	2,124	2,235,615
3.00%, 08/15/26 (Call 06/15/26)(a)	45	47,799
3.38%, 08/12/24 (Call 05/12/24)	1,163	1,231,345
3.50%, 07/20/22 (Call 05/20/22)	2,287	2,324,122
3.70%, 03/09/23 (Call 02/09/23)	1,446	1,502,097
3.88%, 07/20/25 (Call 04/20/25)	2,642	2,868,593
4.10%, 03/25/25 (Call 01/25/25)	1,767	1,922,216
Eli Lilly & Co.
2.35%, 05/15/22	546	552,239
2.75%, 06/01/25 (Call 03/01/25)	847	889,917
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	1,848	1,906,100
3.38%, 05/15/23	1,927	2,010,501
3.63%, 05/15/25	278	300,977
GlaxoSmithKline Capital PLC
0.53%, 10/01/23 (Call 10/01/22)	1,811	1,808,633
2.85%, 05/08/22	1,015	1,026,765
2.88%, 06/01/22 (Call 05/01/22)	635	643,469
3.00%, 06/01/24 (Call 05/01/24)	2,269	2,388,647
Johnson & Johnson
0.55%, 09/01/25 (Call 08/01/25)	552	539,480
2.05%, 03/01/23 (Call 01/01/23)(a)	569	579,980
2.25%, 03/03/22 (Call 02/03/22)	807	810,605
2.45%, 03/01/26 (Call 12/01/25)	305	319,959
2.63%, 01/15/25 (Call 11/15/24)	696	730,095
3.38%, 12/05/23	465	492,774
McKesson Corp.
0.90%, 12/03/25 (Call 11/03/25)(a)	848	828,135
1.30%, 08/15/26 (Call 07/15/26)	3,040	2,981,661
3.80%, 03/15/24 (Call 12/15/23)	1,371	1,453,475
Mead Johnson Nutrition Co., 4.13%, 11/15/25 (Call 08/15/25)	419	461,485
Merck & Co. Inc.
0.75%, 02/24/26 (Call 01/24/26)(a)	420	411,312
2.35%, 02/10/22(a)	120	120,695
2.40%, 09/15/22 (Call 06/15/22)	1,201	1,215,944
2.75%, 02/10/25 (Call 11/10/24)	3,230	3,387,345
2.80%, 05/18/23	2,384	2,467,347
2.90%, 03/07/24 (Call 02/07/24)	1,002	1,049,981
Mylan Inc., 4.20%, 11/29/23 (Call 08/29/23)	1,055	1,116,775
Novartis Capital Corp.
1.75%, 02/14/25 (Call 01/14/25)	426	434,773
2.40%, 05/17/22 (Call 04/17/22)	631	636,576
2.40%, 09/21/22	1,783	1,813,376
3.00%, 11/20/25 (Call 08/20/25)	1,699	1,812,189
3.40%, 05/06/24	2,872	3,051,429
Pfizer Inc.
0.80%, 05/28/25 (Call 04/28/25)	1,391	1,376,615
2.20%, 12/15/21	179	179,427
2.75%, 06/03/26	225	239,611
2.80%, 03/11/22	918	925,297
2.95%, 03/15/24 (Call 02/15/24)	681	714,484
3.00%, 06/15/23	1,212	1,259,441
3.20%, 09/15/23 (Call 08/15/23)	1,596	1,670,351
3.40%, 05/15/24	1,372	1,459,808
Sanofi, 3.38%, 06/19/23 (Call 05/19/23)	1,384	1,444,863

Security	Par (000)	Value

Pharmaceuticals (continued)
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23 (Call 07/23/23)	$3,471	$3,597,504
3.20%, 09/23/26 (Call 06/23/26)	3,150	3,350,949
Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23 (Call 10/26/23)	2,080	2,225,415
Utah Acquisition Sub Inc., 3.95%, 06/15/26 (Call 03/15/26)	2,085	2,265,882
Viatris Inc.
1.13%, 06/22/22(d)	643	644,829
1.65%, 06/22/25 (Call 05/22/25)(d)	1,704	1,706,858
Wyeth LLC, 6.45%, 02/01/24	223	250,327
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	2,089	2,144,805
4.50%, 11/13/25 (Call 08/13/25)	850	947,698

		158,075,864

Pipelines — 3.6%
Boardwalk Pipelines LP
4.95%, 12/15/24 (Call 09/15/24)	478	523,533
5.95%, 06/01/26 (Call 03/01/26)	55	63,848
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25 (Call 10/02/24)	1,572	1,759,722
7.00%, 06/30/24 (Call 01/01/24)	1,589	1,778,367
Columbia Pipeline Group Inc., 4.50%, 06/01/25 (Call 03/01/25)	789	866,651
Enable Midstream Partners LP, 3.90%, 05/15/24 (Call 02/15/24)	823	867,588
Enbridge Energy Partners LP, 5.88%, 10/15/25 (Call 07/15/25)	694	800,677
Enbridge Inc.
0.55%, 10/04/23	600	598,180
1.60%, 10/04/26 (Call 09/04/26)	1,370	1,360,098
2.50%, 01/15/25 (Call 12/15/24)	622	643,697
2.90%, 07/15/22 (Call 06/15/22)	1,043	1,057,040
3.50%, 06/10/24 (Call 03/10/24)	882	933,035
4.00%, 10/01/23 (Call 07/01/23)	1,105	1,163,188
Energy Transfer LP
2.90%, 05/15/25 (Call 04/15/25)	1,058	1,104,305
3.60%, 02/01/23 (Call 11/01/22)	1,446	1,483,582
3.90%, 07/15/26 (Call 04/15/26)	5	5,399
4.05%, 03/15/25 (Call 12/15/24)	1,746	1,870,388
4.25%, 03/15/23 (Call 12/15/22)	973	1,009,304
4.25%, 04/01/24 (Call 01/01/24)	634	671,916
4.50%, 04/15/24 (Call 03/15/24)	771	827,883
4.75%, 01/15/26 (Call 10/15/25)	1,308	1,446,644
5.20%, 02/01/22 (Call 11/01/21)	915	918,282
5.88%, 01/15/24 (Call 10/15/23)	1,173	1,275,275
Series 5Y, 4.20%, 09/15/23 (Call 08/15/23)	1,233	1,300,010
Energy Transfer LP/Regency Energy Finance Corp.
4.50%, 11/01/23 (Call 08/01/23)	1,182	1,249,920
5.00%, 10/01/22 (Call 07/01/22)	983	1,010,942
5.88%, 03/01/22 (Call 12/01/21)	570	572,275
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	2,330	2,402,893
3.50%, 02/01/22	889	895,994
3.70%, 02/15/26 (Call 11/15/25)	340	369,347
3.75%, 02/15/25 (Call 11/15/24)(a)	1,944	2,091,413
3.90%, 02/15/24 (Call 11/15/23)	1,338	1,418,426
4.05%, 02/15/22	766	773,408
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	677	696,254
3.50%, 09/01/23 (Call 06/01/23)(a)	573	596,543

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
3.95%, 09/01/22 (Call 06/01/22)	$1,981	$2,017,682
4.15%, 02/01/24 (Call 11/01/23)	1,208	1,283,235
4.25%, 09/01/24 (Call 06/01/24)	1,118	1,206,332
4.30%, 05/01/24 (Call 02/01/24)	1,241	1,331,205
Kinder Morgan Inc.
3.15%, 01/15/23 (Call 12/15/22)	1,013	1,040,663
4.30%, 06/01/25 (Call 03/01/25)	975	1,065,435
Magellan Midstream Partners LP, 5.00%, 03/01/26 (Call 12/01/25)	97	109,555
MPLX LP
1.75%, 03/01/26 (Call 02/01/26)	1,895	1,887,226
3.38%, 03/15/23 (Call 02/15/23)	1,149	1,187,711
4.00%, 02/15/25 (Call 11/15/24)	333	358,669
4.50%, 07/15/23 (Call 04/15/23)	1,398	1,470,272
4.88%, 12/01/24 (Call 09/01/24)	1,932	2,122,099
4.88%, 06/01/25 (Call 03/01/25)	1,057	1,170,327
ONEOK Inc.
2.75%, 09/01/24 (Call 08/01/24)	1,335	1,388,187
4.25%, 02/01/22 (Call 11/01/21)	307	309,615
5.85%, 01/15/26 (Call 12/15/25)	140	162,788
7.50%, 09/01/23 (Call 06/01/23)	791	871,655
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	2,343	2,384,916
4.90%, 03/15/25 (Call 12/15/24)	273	300,563
Phillips 66 Partners LP, 3.61%, 02/15/25 (Call 11/15/24)	150	159,213
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	1,452	1,534,966
3.65%, 06/01/22 (Call 03/01/22)	390	393,521
3.85%, 10/15/23 (Call 07/15/23)	871	911,826
4.65%, 10/15/25 (Call 07/15/25)	1,504	1,652,044
Sabine Pass Liquefaction LLC
5.63%, 04/15/23 (Call 01/15/23)	2,130	2,250,175
5.63%, 03/01/25 (Call 12/01/24)	1,916	2,150,308
5.75%, 05/15/24 (Call 02/15/24)	2,662	2,930,839
5.88%, 06/30/26 (Call 12/31/25)	247	287,127
6.25%, 03/15/22 (Call 12/15/21)	542	545,382
Spectra Energy Partners LP
3.38%, 10/15/26 (Call 07/15/26)	95	102,088
3.50%, 03/15/25 (Call 12/15/24)	177	188,330
4.75%, 03/15/24 (Call 12/15/23)	1,817	1,957,333
TransCanada PipeLines Ltd.
1.00%, 10/12/24 (Call 09/12/24)	1,135	1,129,376
2.50%, 08/01/22	1,325	1,344,693
3.75%, 10/16/23 (Call 07/16/23)	1,258	1,320,799
4.88%, 01/15/26 (Call 10/15/25)(a)	339	382,723
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26 (Call 11/01/25)	1,185	1,459,502
Williams Companies Inc. (The)
3.35%, 08/15/22 (Call 05/15/22)	1,649	1,672,609
3.60%, 03/15/22 (Call 01/15/22)	1,111	1,117,408
3.70%, 01/15/23 (Call 10/15/22)	1,437	1,476,770
3.90%, 01/15/25 (Call 10/15/24)	1,466	1,573,672
4.00%, 09/15/25 (Call 06/15/25)	392	425,875
4.30%, 03/04/24 (Call 12/04/23)	1,593	1,701,664
4.50%, 11/15/23 (Call 08/15/23)	963	1,023,452
4.55%, 06/24/24 (Call 03/24/24)	1,692	1,830,025

		89,595,882

Real Estate — 0.1%
Brookfield Asset Management Inc., 4.00%, 01/15/25 (Call 10/15/24)	862	929,416

Security	Par (000)	Value

Real Estate (continued)
CBRE Services Inc., 4.88%, 03/01/26 (Call 12/01/25)	$365	$411,545

		1,340,961

Real Estate Investment Trusts — 2.4%
Alexandria Real Estate Equities Inc., 3.45%, 04/30/25 (Call 02/28/25)(a)	868	932,976
American Tower Corp.
0.60%, 01/15/24	855	848,841
1.30%, 09/15/25 (Call 08/15/25)	710	703,814
1.45%, 09/15/26 (Call 08/15/26)(a)	510	502,204
1.60%, 04/15/26 (Call 03/15/26)(a)	1,295	1,287,804
2.25%, 01/15/22	550	552,006
2.40%, 03/15/25 (Call 02/15/25)	1,159	1,195,855
2.95%, 01/15/25 (Call 12/15/24)	771	808,240
3.00%, 06/15/23	1,112	1,151,943
3.38%, 05/15/24 (Call 04/15/24)	1,309	1,382,031
3.50%, 01/31/23	1,573	1,629,048
4.00%, 06/01/25 (Call 03/01/25)	358	387,493
4.40%, 02/15/26 (Call 11/15/25)	408	451,712
5.00%, 02/15/24	1,739	1,893,818
AvalonBay Communities Inc., 3.45%, 06/01/25 (Call 03/03/25)(a)	1,363	1,461,905
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)	5	5,223
3.13%, 09/01/23 (Call 06/01/23)(a)	924	958,531
3.20%, 01/15/25 (Call 10/15/24)	1,004	1,057,612
3.65%, 02/01/26 (Call 11/03/25)	1,225	1,321,661
3.80%, 02/01/24 (Call 11/01/23)	1,156	1,219,868
Brixmor Operating Partnership LP
3.65%, 06/15/24 (Call 04/15/24)	595	630,881
3.85%, 02/01/25 (Call 11/01/24)	285	304,714
4.13%, 06/15/26 (Call 03/15/26)	35	38,407
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	1,887	1,971,280
Crown Castle International Corp.
1.05%, 07/15/26 (Call 06/15/26)	339	328,131
1.35%, 07/15/25 (Call 06/15/25)(a)	1,708	1,701,516
3.15%, 07/15/23 (Call 06/15/23)	728	756,052
3.20%, 09/01/24 (Call 07/01/24)	828	872,799
3.70%, 06/15/26 (Call 03/15/26)	95	102,598
4.45%, 02/15/26 (Call 11/15/25)	1,125	1,245,184
CyrusOne LP/CyrusOne Finance Corp., 2.90%, 11/15/24 (Call 10/15/24)(a)	1,426	1,485,799
Equinix Inc.
1.00%, 09/15/25 (Call 08/15/25)	1,491	1,462,154
1.25%, 07/15/25 (Call 06/15/25)	1,013	1,002,141
1.45%, 05/15/26 (Call 04/15/26)	2,426	2,398,194
2.63%, 11/18/24 (Call 10/18/24)	578	600,197
ERP Operating LP, 3.00%, 04/15/23 (Call 01/15/23)	618	635,636
Essex Portfolio LP, 3.50%, 04/01/25 (Call 01/01/25)	491	523,289
Federal Realty Investment Trust, 3.95%, 01/15/24 (Call 10/15/23)	157	166,097
GLP Capital LP/GLP Financing II Inc.
5.25%, 06/01/25 (Call 03/01/25)	456	506,361
5.38%, 11/01/23 (Call 08/01/23)	339	363,936
5.38%, 04/15/26 (Call 01/15/26)	1,793	2,013,324
Healthcare Trust of America Holdings LP, 3.50%, 08/01/26 (Call 05/01/26)	45	48,242
Healthpeak Properties Inc.
3.25%, 07/15/26 (Call 05/15/26)	95	101,712
3.40%, 02/01/25 (Call 11/01/24)	49	51,877

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Kimco Realty Corp.
2.80%, 10/01/26 (Call 07/01/26)	$40	$41,999
3.30%, 02/01/25 (Call 12/01/24)	733	775,769
3.40%, 11/01/22 (Call 09/01/22)	928	949,109
Omega Healthcare Investors Inc.
4.38%, 08/01/23 (Call 06/01/23)(a)	192	202,174
5.25%, 01/15/26 (Call 10/15/25)	595	668,758
Public Storage
0.88%, 02/15/26 (Call 01/15/26)	590	577,718
2.37%, 09/15/22 (Call 08/15/22)	667	676,531
Realty Income Corp.
3.88%, 04/15/25 (Call 02/15/25)(a)	375	406,461
4.65%, 08/01/23 (Call 05/01/23)(a)	1,461	1,550,083
Sabra Health Care LP, 5.13%, 08/15/26 (Call 05/15/26)	65	72,106
Simon Property Group LP
1.38%, 01/15/27 (Call 10/15/26)(a)	2,000	1,964,728
2.00%, 09/13/24 (Call 06/13/24)	1,432	1,469,587
2.75%, 06/01/23 (Call 03/01/23)	1,428	1,470,762
3.30%, 01/15/26 (Call 10/15/25)	272	291,990
3.38%, 10/01/24 (Call 07/01/24)	1,290	1,370,049
3.50%, 09/01/25 (Call 06/01/25)(a)	1,642	1,769,179
3.75%, 02/01/24 (Call 11/01/23)	465	491,623
Ventas Realty LP
3.50%, 02/01/25 (Call 11/01/24)	953	1,010,774
4.13%, 01/15/26 (Call 10/15/25)	185	202,559
VEREIT Operating Partnership LP
4.60%, 02/06/24 (Call 11/06/23)	413	442,606
4.63%, 11/01/25 (Call 09/01/25)	512	570,181
Welltower Inc.
3.63%, 03/15/24 (Call 02/15/24)	1,443	1,529,499
4.00%, 06/01/25 (Call 03/01/25)	1,616	1,750,446
4.25%, 04/01/26 (Call 01/01/26)	835	920,182
WP Carey Inc., 4.60%, 04/01/24 (Call 01/01/24)	330	354,400

		60,592,379

Retail — 2.1%
AutoZone Inc.
3.13%, 07/15/23 (Call 04/15/23)(a)	513	531,089
3.63%, 04/15/25 (Call 03/15/25)(a)	1,075	1,154,035
3.70%, 04/15/22 (Call 01/15/22)(a)	236	237,543
Costco Wholesale Corp.
2.30%, 05/18/22 (Call 12/01/21)	930	937,856
2.75%, 05/18/24 (Call 03/18/24)	1,747	1,829,587
Dollar General Corp.
3.25%, 04/15/23 (Call 01/15/23)	1,775	1,830,500
4.15%, 11/01/25 (Call 08/01/25)	129	141,855
Dollar Tree Inc.
3.70%, 05/15/23 (Call 04/15/23)	2,380	2,480,668
4.00%, 05/15/25 (Call 03/15/25)	1,655	1,793,778
Home Depot Inc. (The)
2.13%, 09/15/26 (Call 06/15/26)	55	56,881
2.63%, 06/01/22 (Call 05/01/22)	1,021	1,032,851
2.70%, 04/01/23 (Call 01/01/23)	1,253	1,285,893
3.00%, 04/01/26 (Call 01/01/26)	1,657	1,770,366
3.25%, 03/01/22	842	850,296
3.35%, 09/15/25 (Call 06/15/25)	758	816,342
3.75%, 02/15/24 (Call 11/15/23)	1,506	1,597,625
Lowe’s Companies Inc.
2.50%, 04/15/26 (Call 01/15/26)	1,493	1,559,507
3.12%, 04/15/22 (Call 01/15/22)	602	605,234
3.38%, 09/15/25 (Call 06/15/25)	1,731	1,859,639

Security	Par (000)	Value

Retail (continued)
3.80%, 11/15/21	$327	$327,360
3.88%, 09/15/23 (Call 06/15/23)	706	742,929
4.00%, 04/15/25 (Call 03/15/25)	1,359	1,479,723
McDonald’s Corp.
1.45%, 09/01/25 (Call 08/01/25)(a)	470	472,917
2.63%, 01/15/22(a)	523	525,590
3.25%, 06/10/24	191	202,605
3.30%, 07/01/25 (Call 06/01/25)	1,231	1,313,237
3.35%, 04/01/23 (Call 03/01/23)	1,938	2,011,557
3.38%, 05/26/25 (Call 02/26/25)(a)	1,345	1,437,192
3.70%, 01/30/26 (Call 10/30/25)(a)	593	644,813
O’Reilly Automotive Inc., 3.55%, 03/15/26 (Call 12/15/25)	418	453,175
Ross Stores Inc.
0.88%, 04/15/26 (Call 03/15/26)	187	182,169
4.60%, 04/15/25 (Call 03/15/25)	1,100	1,215,287
Starbucks Corp.
1.30%, 05/07/22	626	629,668
2.45%, 06/15/26 (Call 03/15/26)	35	36,469
2.70%, 06/15/22 (Call 04/15/22)	786	793,758
3.10%, 03/01/23 (Call 02/01/23)	1,669	1,719,828
3.80%, 08/15/25 (Call 06/15/25)	2,340	2,542,974
3.85%, 10/01/23 (Call 07/01/23)	1,050	1,105,231
Target Corp.
2.25%, 04/15/25 (Call 03/15/25)	2,187	2,268,559
2.50%, 04/15/26(a)	315	332,411
2.90%, 01/15/22	587	589,877
3.50%, 07/01/24	1,778	1,901,653
TJX Companies Inc. (The)
2.25%, 09/15/26 (Call 06/15/26)	15	15,597
2.50%, 05/15/23 (Call 02/15/23)	771	790,564
Walgreen Co., 3.10%, 09/15/22	468	478,654
Walmart Inc.
2.35%, 12/15/22 (Call 11/15/22)	1,492	1,523,400
2.55%, 04/11/23 (Call 01/11/23)(a)	2,366	2,427,366
2.85%, 07/08/24 (Call 06/08/24)	105	110,553
3.05%, 07/08/26 (Call 05/08/26)	105	113,179
3.30%, 04/22/24 (Call 01/22/24)(a)	2,071	2,190,394
3.55%, 06/26/25 (Call 04/26/25)	70	76,347

		53,026,581

Semiconductors — 1.9%
Applied Materials Inc., 3.90%, 10/01/25 (Call 07/01/25)	467	511,104
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.13%, 01/15/25 (Call 11/15/24)	1,530	1,606,996
3.63%, 01/15/24 (Call 11/15/23)	1,650	1,737,706
Broadcom Inc.
3.15%, 11/15/25 (Call 10/15/25)	2,538	2,680,738
3.63%, 10/15/24 (Call 09/15/24)	899	960,213
4.25%, 04/15/26 (Call 02/15/26)(a)	235	258,507
4.70%, 04/15/25 (Call 03/15/25)	2,727	3,011,193
Intel Corp.
2.35%, 05/11/22 (Call 04/11/22)	970	978,123
2.60%, 05/19/26 (Call 02/19/26)(a)	2,810	2,961,956
2.70%, 12/15/22	2,382	2,441,453
2.88%, 05/11/24 (Call 03/11/24)(a)	1,768	1,853,783
3.10%, 07/29/22	613	624,238
3.40%, 03/25/25 (Call 02/25/25)	2,034	2,179,245
3.70%, 07/29/25 (Call 04/29/25)	589	639,381
KLA Corp., 4.65%, 11/01/24 (Call 08/01/24)	1,532	1,675,589

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
Lam Research Corp.
3.75%, 03/15/26 (Call 01/15/26)	$928	$1,017,826
3.80%, 03/15/25 (Call 12/15/24)	718	774,921
Marvell Technology Inc.
1.65%, 04/15/26 (Call 03/15/26)	1,246	1,239,920
4.20%, 06/22/23 (Call 05/22/23)(d)	596	625,840
Maxim Integrated Products Inc., 3.38%, 03/15/23 (Call 11/04/21)	230	236,724
Microchip Technology Inc.
2.67%, 09/01/23	190	195,832
4.33%, 06/01/23 (Call 05/01/23)	1,434	1,506,241
Micron Technology Inc.
2.50%, 04/24/23	1,194	1,224,779
4.64%, 02/06/24 (Call 11/17/21)	1,349	1,454,644
4.98%, 02/06/26 (Call 12/06/25)	115	129,459
NVIDIA Corp.
0.31%, 06/15/23 (Call 06/15/22)(a)	315	314,016
0.58%, 06/14/24 (Call 06/14/23)	1,290	1,283,444
NXP BV/NXP Funding LLC
4.88%, 03/01/24 (Call 02/01/24)(d)	1,553	1,679,251
5.35%, 03/01/26 (Call 01/01/26)(d)	740	845,092
NXP BV/NXP Funding LLC/NXP USA Inc.
2.70%, 05/01/25 (Call 04/01/25)(d)	1,117	1,159,007
3.88%, 06/18/26 (Call 04/18/26)(d)	360	392,055
QUALCOMM Inc.
2.60%, 01/30/23 (Call 12/30/22)	2,100	2,151,045
2.90%, 05/20/24 (Call 03/20/24)(a)	1,710	1,792,701
3.00%, 05/20/22	829	839,770
3.45%, 05/20/25 (Call 02/20/25)(a)	907	973,331
Skyworks Solutions Inc.
0.90%, 06/01/23 (Call 06/01/22)	185	185,047
1.80%, 06/01/26 (Call 05/01/26)	297	296,713
Texas Instruments Inc.
1.13%, 09/15/26 (Call 08/15/26)(a)	100	99,237
1.38%, 03/12/25 (Call 02/12/25)	1,192	1,201,538
1.85%, 05/15/22 (Call 04/15/22)	456	458,883
2.25%, 05/01/23 (Call 02/01/23)	456	465,803
Xilinx Inc., 2.95%, 06/01/24 (Call 04/01/24)	1,285	1,343,235

		48,006,579

Shipbuilding — 0.0%
Huntington Ingalls Industries Inc., 3.84%, 05/01/25 (Call 04/01/25)(a)	347	372,390

Software — 3.3%
Adobe Inc.
1.70%, 02/01/23	832	844,869
1.90%, 02/01/25 (Call 01/01/25)	816	835,295
3.25%, 02/01/25 (Call 11/01/24)	674	717,153
Broadridge Financial Solutions Inc., 3.40%, 06/27/26 (Call 03/27/26)	20	21,489
Citrix Systems Inc., 1.25%, 03/01/26 (Call 02/01/26)	1,347	1,310,842
Fidelity National Information Services Inc.
0.38%, 03/01/23	890	887,184
0.60%, 03/01/24	1,055	1,045,402
1.15%, 03/01/26 (Call 02/01/26)(a)	1,867	1,830,076
Fiserv Inc.
2.75%, 07/01/24 (Call 06/01/24)	2,650	2,765,807
3.20%, 07/01/26 (Call 05/01/26)	2,340	2,486,232
3.50%, 10/01/22 (Call 07/01/22)	773	788,486
3.80%, 10/01/23 (Call 09/01/23)	1,960	2,067,957
3.85%, 06/01/25 (Call 03/01/25)	990	1,068,354

Security	Par (000)	Value

Software (continued)
Intuit Inc.
0.65%, 07/15/23	$1,502	$1,502,512
0.95%, 07/15/25 (Call 06/15/25)(a)	731	724,005
Microsoft Corp.
2.00%, 08/08/23 (Call 06/08/23)	1,999	2,047,365
2.13%, 11/15/22	542	551,821
2.38%, 02/12/22 (Call 01/12/22)	323	324,159
2.38%, 05/01/23 (Call 02/01/23)	1,424	1,457,558
2.40%, 02/06/22 (Call 01/06/22)	88	88,343
2.40%, 08/08/26 (Call 05/08/26)	4,127	4,329,823
2.65%, 11/03/22 (Call 09/03/22)	1,609	1,643,842
2.70%, 02/12/25 (Call 11/12/24)(a)	2,840	2,989,126
2.88%, 02/06/24 (Call 12/06/23)	3,021	3,159,346
3.13%, 11/03/25 (Call 08/03/25)	395	423,669
3.63%, 12/15/23 (Call 09/15/23)	1,926	2,035,492
Oracle Corp.
1.65%, 03/25/26 (Call 02/25/26)	3,262	3,268,673
2.40%, 09/15/23 (Call 07/15/23)	2,995	3,078,207
2.50%, 05/15/22 (Call 03/15/22)	2,182	2,199,452
2.50%, 10/15/22	2,634	2,684,668
2.50%, 04/01/25 (Call 03/01/25)	4,010	4,158,707
2.63%, 02/15/23 (Call 01/15/23)	1,783	1,827,131
2.65%, 07/15/26 (Call 04/15/26)	4,697	4,880,617
2.95%, 11/15/24 (Call 09/15/24)	3,062	3,214,119
2.95%, 05/15/25 (Call 02/15/25)	482	506,445
3.40%, 07/08/24 (Call 04/08/24)	2,640	2,790,015
3.63%, 07/15/23	1,411	1,480,639
Roper Technologies Inc.
1.00%, 09/15/25 (Call 08/15/25)	1,228	1,208,734
2.35%, 09/15/24 (Call 08/15/24)	757	783,874
2.80%, 12/15/21 (Call 11/15/21)	679	680,883
3.13%, 11/15/22 (Call 08/15/22)	1,012	1,031,178
3.65%, 09/15/23 (Call 08/15/23)	1,309	1,376,709
salesforce.com Inc.
0.63%, 07/15/24 (Call 07/15/22)(a)	2,010	2,005,759
3.25%, 04/11/23 (Call 03/11/23)	1,805	1,872,455
VMware Inc.
0.60%, 08/15/23	145	144,759
1.00%, 08/15/24 (Call 08/15/22)	150	150,198
1.40%, 08/15/26 (Call 07/15/26)	2,005	1,974,028
2.95%, 08/21/22 (Call 07/21/22)	2,034	2,068,435
4.50%, 05/15/25 (Call 04/15/25)(a)	1,567	1,728,104

		83,059,996

Telecommunications — 1.9%
AT&T Inc.
0.90%, 03/25/24 (Call 03/25/22)	1,495	1,494,357
1.70%, 03/25/26 (Call 03/25/23)(a)	3,010	3,023,672
2.63%, 12/01/22 (Call 09/01/22)	1,467	1,491,591
3.00%, 06/30/22 (Call 04/30/22)(a)	1,971	1,995,573
3.40%, 05/15/25 (Call 02/15/25)	3,514	3,753,130
3.60%, 07/15/25 (Call 04/15/25)	100	107,624
3.90%, 03/11/24 (Call 12/11/23)	976	1,035,614
3.95%, 01/15/25 (Call 10/15/24)(a)	1,293	1,399,173
4.13%, 02/17/26 (Call 11/17/25)	1,575	1,737,964
4.45%, 04/01/24 (Call 01/01/24)	2,246	2,417,077
Bell Canada, Series US-3, 0.75%, 03/17/24	515	512,783
British Telecommunications PLC, 4.50%, 12/04/23 (Call 11/04/23)	1,018	1,089,470
Cisco Systems Inc.
2.20%, 09/20/23 (Call 07/20/23)	1,007	1,036,169

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
2.50%, 09/20/26 (Call 06/20/26)	$5	$5,291
2.60%, 02/28/23	35	35,968
2.95%, 02/28/26	335	358,497
3.00%, 06/15/22	929	942,774
3.50%, 06/15/25	805	871,066
3.63%, 03/04/24	1,130	1,205,021
Motorola Solutions Inc., 4.00%, 09/01/24(a)	1,184	1,275,852
Rogers Communications Inc.
3.00%, 03/15/23 (Call 12/15/22)	1,050	1,076,309
3.63%, 12/15/25 (Call 09/15/25)	629	677,445
4.10%, 10/01/23 (Call 07/01/23)	1,023	1,077,656
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	119	121,092
T-Mobile USA Inc.
1.50%, 02/15/26 (Call 01/15/26)	395	392,187
3.50%, 04/15/25 (Call 03/15/25)	4,103	4,376,715
Verizon Communications Inc.
0.75%, 03/22/24(a)	455	453,705
0.85%, 11/20/25 (Call 10/20/25)	321	314,303
1.45%, 03/20/26 (Call 02/20/26)	3,025	3,017,313
2.63%, 08/15/26(a)	3,015	3,155,458
3.38%, 02/15/25	3,124	3,337,648
3.50%, 11/01/24 (Call 08/01/24)	2,060	2,198,134
4.15%, 03/15/24 (Call 11/12/21)(a)	452	482,934
Vodafone Group PLC
2.95%, 02/19/23	185	190,314
3.75%, 01/16/24	235	250,256
4.13%, 05/30/25	1,994	2,184,788

		49,094,923

Toys, Games & Hobbies — 0.0%
Hasbro Inc., 3.00%, 11/19/24 (Call 10/19/24)	694	728,224

Transportation — 0.9%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	1,112	1,143,406
3.00%, 04/01/25 (Call 01/01/25)	684	724,762
3.05%, 03/15/22 (Call 12/15/21)	814	816,433
3.05%, 09/01/22 (Call 06/01/22)	1,187	1,205,494
3.40%, 09/01/24 (Call 06/01/24)	348	370,296
3.75%, 04/01/24 (Call 01/01/24)	358	380,246
3.85%, 09/01/23 (Call 06/01/23)	837	879,487
Canadian National Railway Co., 2.75%, 03/01/26 (Call 12/01/25)	137	144,382
Canadian Pacific Railway Co., 2.90%, 02/01/25 (Call 11/01/24)	799	837,858
CSX Corp.
3.35%, 11/01/25 (Call 08/01/25)	175	187,803
3.40%, 08/01/24 (Call 05/01/24)	703	747,241
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)(a)	1,167	1,194,379
2.90%, 06/15/26 (Call 03/15/26)(a)	50	52,944
3.00%, 04/01/22 (Call 01/01/22)	925	928,828
Ryder System Inc.
2.50%, 09/01/24 (Call 08/01/24)	755	784,022
2.88%, 06/01/22 (Call 05/01/22)	469	474,589

Security	Par/ Shares (000)	Value

Transportation (continued)
3.65%, 03/18/24 (Call 02/18/24)	$978	$1,038,560
Union Pacific Corp.
2.75%, 03/01/26 (Call 12/01/25)	10	10,561
2.95%, 03/01/22	381	384,453
3.15%, 03/01/24 (Call 02/01/24)	987	1,038,982
3.25%, 08/15/25 (Call 05/15/25)	370	395,493
3.50%, 06/08/23 (Call 05/08/23)	1,306	1,363,505
3.75%, 07/15/25 (Call 05/15/25)(a)	666	723,074
4.16%, 07/15/22 (Call 04/15/22)(a)	1,402	1,426,639
United Parcel Service Inc.
2.35%, 05/16/22 (Call 04/16/22)(a)	753	759,167
2.45%, 10/01/22	1,255	1,277,602
2.50%, 04/01/23 (Call 03/01/23)	1,240	1,272,595
2.80%, 11/15/24 (Call 09/15/24)	446	470,531
3.90%, 04/01/25 (Call 03/01/25)	1,181	1,282,636
Walmart Inc., 1.05%, 09/17/26 (Call 08/17/26)	1,425	1,405,558

		23,721,526

Water — 0.0%
American Water Capital Corp., 3.40%, 03/01/25 (Call 12/01/24)	855	911,668

Total Corporate Bonds & Notes — 99.3% (Cost: $2,500,073,506)		2,504,954,970

Short-Term Investments

Money Market Funds — 5.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(e)(f)(g)	124,050	124,111,752
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	1,718	1,718,000

		125,829,752

Total Short-Term Investments — 5.0% (Cost: $125,790,540)		125,829,752

Total Investments in Securities — 104.3% (Cost: $2,625,864,046)		2,630,784,722

Other Assets, Less Liabilities — (4.3)%		(108,889,045)

Net Assets — 100.0%		$ 2,521,895,677

(a)	All or a portion of this security is on loan.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year Investment Grade Corporate Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$62,699,669	$61,430,028	(a)	$—		$(12,082)	$(5,863)	$124,111,752	124,050	$173,455	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	41,368,000	—		(39,650,000	)(a)	—	—	1,718,000	1,718	6,574		—

						$(12,082)	$(5,863)	$125,829,752		$180,029		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$2,504,954,970	$—	$2,504,954,970
Money Market Funds	125,829,752	—	—	125,829,752

	$125,829,752	$2,504,954,970	$—	$2,630,784,722

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® Global Green Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Corporate Bonds & Notes

Australia — 0.8%
Lendlease Finance Ltd.
3.40%, 10/27/27 (Call 07/29/27)(a)	AUD	150	$113,705
3.70%, 03/31/31 (Call 12/31/30)(a)	AUD	200	150,864
National Australia Bank Ltd.
0.35%, 09/07/22(a)	EUR	200	232,777
0.63%, 08/30/23(a)	EUR	300	352,498
4.00%, 12/16/21	AUD	50	37,788
National Australia Bank Ltd./New York, 3.63%, 06/20/23	USD	250	262,513
Westpac Banking Corp.
0.63%, 11/22/24(a)	EUR	200	235,782
0.77%, 05/13/31 (Call 05/13/26)(a)(b)	EUR	300	342,298
Woolworths Group Ltd., 2.85%, 04/23/24	AUD	150	116,106

			1,844,331

Austria — 0.6%
CA Immobilien Anlagen AG, 1.00%, 10/27/25 (Call 07/27/25)(a)	EUR	200	234,363
Erste Group Bank, 0.13%, 05/17/28(a)	EUR	200	226,647
HYPO NOE Landesbank fuer Niederoesterreich und Wien
AG, 0.38%, 06/25/24(a)	EUR	200	232,999
Raiffeisen Bank International AG
0.38%, 09/25/26(a)	EUR	200	232,434
1.38%, 06/17/33 (Call 03/17/28)(a)(b)	EUR	200	228,509
Verbund AG
0.90%, 04/01/41 (Call 01/01/41)(a)	EUR	100	118,362
1.50%, 11/20/24(a)	EUR	200	242,559

			1,515,873

Belgium — 0.6%
Aedifica SA, 0.75%, 09/09/31 (Call 06/09/31)(a)	EUR	100	112,107
Cofinimmo SA, 0.88%, 12/02/30 (Call 09/02/30)(a)	EUR	200	227,427
FLUVIUS System Operator CVBA, 0.25%, 12/02/30 (Call 09/02/30)(a)	EUR	300	337,027
KBC Group NV
0.38%, 06/16/27 (Call 06/16/26)(a)(b)	EUR	100	115,695
0.88%, 06/27/23(a)	EUR	300	353,424
Southern Water Services Finance Ltd., 1.63%, 03/30/27(a)	GBP	100	135,051
VGP NV, 1.50%, 04/08/29 (Call 01/08/29)(a)	EUR	200	225,674

			1,506,405

Brazil — 0.2%
Fibria Overseas Finance Ltd., 5.50%, 01/17/27(c)	USD	260	291,387
Suzano Austria GmbH, 5.75%, 07/14/26(a)	USD	200	228,092

			519,479

Canada — 1.6%
Algonquin Power Co, 2.85%, 07/15/31 (Call 04/15/31)	CAD	100	80,077
Allied Properties Real Estate Investment Trust, 3.10%, 02/06/32 (Call 11/06/31)	CAD	400	311,784
Bank of Nova Scotia (The), 2.38%, 01/18/23	USD	555	567,571
BCI QuadReal Realty
1.75%, 07/24/30 (Call 04/24/30)	CAD	200	150,991
Series 4 , 1.06%, 03/12/24	CAD	200	159,661
Brookfield Finance Inc., 2.72%, 04/15/31 (Call 01/15/31)	USD	200	202,818
Brookfield Renewable Partners ULC
3.33%, 08/13/50 (Call 02/13/50)	CAD	100	75,251
4.25%, 01/15/29 (Call 10/15/28)	CAD	300	266,786
Canadian Imperial Bank of Commerce, 0.95%, 10/23/25	USD	200	196,582
Comber Wind Financial Corp., 5.13%, 11/15/30	CAD	32	28,495
Granite REIT Holdings LP, 3.06%, 06/04/27 (Call 04/04/27)	CAD	300	249,505
Manulife Financial Corp., 3.32%, 05/09/28 (Call 05/09/23)(b)	CAD	100	82,961

Security		Par (000)	Value

Canada (continued)
Ontario Power Generation Inc.
2.89%, 04/08/25 (Call 03/08/25)	CAD	50	$41,898
3.22%, 04/08/30 (Call 01/08/30)	CAD	550	463,820
4.25%, 01/18/49 (Call 07/18/48)	CAD	385	352,606
RioCan Real Estate Investment Trust
1.97%, 06/15/26 (Call 05/15/26)	CAD	250	197,186
2.36%, 03/10/27 (Call 01/10/27)	CAD	175	139,109
Royal Bank of Canada, 0.25%, 05/02/24(a)	EUR	100	116,495

			3,683,596

China — 1.6%
Agricultural Bank of China Ltd./New York, 1.25%, 01/19/26(a)	USD	200	196,616
Bank of China Ltd./Luxembourg, 0.00%, 04/28/24(a)(d)	EUR	200	230,620
Bank of China Ltd./Paris, 0.95%, 09/21/23(a)	USD	200	199,938
Bank of China Ltd./Sydney, 0.75%, 09/29/24(a)	USD	200	198,486
CGNPC International Ltd.
1.63%, 12/11/24(a)	EUR	200	238,825
2.00%, 09/11/25(a)	EUR	238	288,895
2.75%, 07/02/24(a)	USD	200	206,048
China Construction Bank, 0.00%, 04/22/24(a)(d)	EUR	300	346,221
China Construction Bank Corp./Hong Kong, 1.25%, 08/04/25(a)	USD	200	197,510
China Construction Bank Corp./Luxembourg, 0.05%, 10/22/22(a)	EUR	200	231,482
Industrial & Commercial Bank of China Ltd./Luxembourg, 2.88%, 10/12/22(a)	USD	200	203,764
Industrial & Commercial Bank of China Ltd./Singapore
0.25%, 04/25/22(a)	EUR	150	173,608
1.00%, 10/28/24(a)	USD	200	199,100
Shimao Group Holdings Ltd., 5.20%, 01/16/27 (Call 09/16/24)(a)	USD	200	178,588
Sino-Ocean Land Treasure IV Ltd., 3.25%, 05/05/26 (Call 02/05/26)(a)	USD	200	181,670
Three Gorges Finance II Cayman Islands Ltd., 1.30%, 06/21/24(a)	EUR	200	236,628
Xiaomi Best Time International Ltd., 4.10%, 07/14/51 (Call 01/14/51)(a)	USD	200	206,700

			3,714,699

Czech Republic — 0.5%
Ceska Sporitelna, 0.50%, 09/13/28 (Call 09/13/27)(a)(b)	EUR	200	227,758
CPI Property Group SA
1.63%, 04/23/27 (Call 01/23/27)(a)	EUR	250	296,118
2.75%, 05/12/26 (Call 02/12/26)(a)	EUR	300	374,100
2.75%, 01/22/28 (Call 10/22/27)(a)	GBP	100	137,883
Raiffeisenbank AS, 1.00%, 06/09/28 (Call 06/09/27)(a)(b)	EUR	100	114,579

			1,150,438

Denmark — 0.8%
Danske Bank AS, 1.63%, 03/15/24(a)	EUR	200	239,879
Orsted A/S
1.50%, 11/26/29 (Call 08/26/29)(a)	EUR	200	248,702
1.75%, 12/09/3019 (Call 09/09/27)(a)(b)	EUR	200	235,824
2.13%, 05/17/27 (Call 02/17/27)(a)	GBP	100	141,664
2.25%, 11/24/3017 (Call 08/24/24)(a)(b)	EUR	200	241,604
2.50%, 05/16/33 (Call 02/16/33)(a)	GBP	200	293,445
Orsted AS
1.50%, 02/18/3021 (Call 08/18/30)(a)(b)	EUR	200	227,302
2.50%, 02/18/3021 (Call 08/18/32)(a)(b)	GBP	200	264,220

			1,892,640

Finland — 0.7%
Citycon Treasury BV, 1.63%, 03/12/28 (Call 12/12/27)(a)	EUR	100	116,475

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2021	iShares® Global Green Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Finland (continued)
Kojamo Oyj, 0.88%, 05/28/29 (Call 02/28/29)(a)	EUR	100	$114,669
Nordea Bank Abp
0.30%, 06/30/22(a)	EUR	100	116,227
0.38%, 05/28/26(a)	EUR	300	351,704
0.50%, 03/19/31(a)	EUR	160	183,036
OP Corporate Bank PLC, 0.38%, 02/26/24(a)	EUR	200	234,245
OP Mortgage Bank, 0.05%, 03/25/31(a)	EUR	200	227,096
SATO Oyj, 1.38%, 02/24/28 (Call 11/24/27)(a)	EUR	100	118,875
UPM-Kymmene Oyj, 0.13%, 11/19/28 (Call 08/19/28)(a)	EUR	250	281,113

			1,743,440

France — 6.4%
ALD SA, 1.25%, 10/11/22(a)	EUR	200	234,650
AXA SA, 1.38%, 10/07/41 (Call 04/07/31)(a)(b)	EUR	300	341,588
Banque Federative du Credit Mutuel SA
0.10%, 10/08/27(a)	EUR	300	341,380
0.25%, 06/29/28(a)	EUR	200	228,356
BNP Paribas SA
0.38%, 10/14/27 (Call 10/14/26)(a)(b)	EUR	200	229,723
0.50%, 06/01/22(a)	EUR	100	116,277
0.50%, 06/04/26 (Call 06/04/25)(a)(b)	EUR	200	232,913
1.00%, 04/17/24(a)	EUR	200	237,290
1.13%, 08/28/24(a)	EUR	300	357,426
1.68%, 06/30/27 (Call 06/30/26)(b)(c)(e)	USD	250	246,355
BPCE SA, 0.13%, 12/04/24(a)	EUR	300	348,721
BPCE SFH SA
0.00%, 05/27/30(a)(d)	EUR	400	454,215
0.13%, 12/03/30(a)	EUR	400	457,230
CNP Assurances, 2.00%, 07/27/50 (Call 07/27/30)(a)(b)	EUR	200	237,412
Covivio
1.13%, 09/17/31 (Call 06/17/31)(a)	EUR	300	355,980
1.88%, 05/20/26 (Call 02/20/26)(a)	EUR	100	124,175
Credit Agricole Home Loan SFH SA, 0.05%, 12/06/29(a)	EUR	400	457,309
Credit Agricole SA, 0.38%, 10/21/25(a)	EUR	300	348,531
Credit Agricole SA/London, 0.75%, 12/05/23(a)	EUR	200	236,055
Electricite de France SA
1.00%, 10/13/26 (Call 07/13/26)(a)	EUR	600	718,368
3.63%, 10/13/25 (Call 07/13/25)(e)	USD	630	679,543
Engie SA
0.38%, 06/21/27 (Call 03/20/27)(a)	EUR	300	347,459
0.38%, 10/26/29 (Call 07/26/29)(a)	EUR	100	114,164
1.00%, 10/26/36 (Call 07/26/36)(a)	EUR	100	115,375
1.38%, 02/28/29 (Call 11/28/28)(a)	EUR	300	368,173
1.38%, 06/21/39 (Call 03/21/39)(a)	EUR	200	243,828
1.50%, (Call 05/30/28)(a)(b)(f)	EUR	300	344,674
1.50%, 03/27/28 (Call 12/27/27)(a)	EUR	200	246,716
1.75%, 03/27/28 (Call 12/27/27)(a)	EUR	300	374,808
2.13%, 03/30/32 (Call 12/30/31)(a)	EUR	200	261,059
3.25%, (Call 11/28/24)(a)(b)(f)	EUR	400	496,987
Gecina SA, 0.88%, 06/30/36 (Call 03/30/36)(a)	EUR	100	115,321
ICADE, 1.50%, 09/13/27 (Call 06/13/27)(a)	EUR	200	244,751
Ile-de-France Mobilites, 0.95%, 05/28/41(a)	EUR	100	116,793
Ile-De-France Mobilites, 0.40%, 05/28/31(a)	EUR	200	230,275
La Banque Postale SA, 1.38%, 04/24/29(a)	EUR	300	363,641
La Poste SA, 1.45%, 11/30/28(a)	EUR	200	249,076
New Immo Holding SA, Series., 2.75%, 11/26/26 (Call 08/26/26)(a)	EUR	100	124,934
Regie Autonome des Transports Parisiens
0.35%, 06/20/29(a)	EUR	200	232,583
0.88%, 05/25/27(a)	EUR	100	120,621

Security		Par (000)	Value

France (continued)
SNCF Reseau
0.75%, 05/25/36(a)	EUR	700	$818,473
0.88%, 01/22/29(a)	EUR	100	120,854
1.00%, 11/09/31(a)	EUR	400	485,700
1.88%, 03/30/34(a)	EUR	200	265,836
2.25%, 12/20/47(a)	EUR	300	440,814
Societe Generale SA, 0.88%, 09/22/28 (Call 09/22/27)(a)(b)	EUR	300	348,843
Societe Generale SFH SA
0.00%, 02/11/30(a)(d)	EUR	300	341,327
0.13%, 07/18/29(a)	EUR	200	230,351
Unibail-Rodamco-Westfield SE, 2.50%, 02/26/24(a)	EUR	200	245,555
Vinci SA, 0.00%, 11/27/28 (Call 08/27/28)(a)(d)	EUR	200	226,680

			15,219,168

Germany — 10.4%
Bayerische Landesbank
0.13%, 02/10/28(a)	EUR	200	226,308
1.00%, 09/23/31 (Call 06/23/26)(a)(b)	EUR	200	230,326
Berlin Hyp AG
0.00%, 07/19/27(a)(d)	EUR	100	115,375
0.00%, 07/07/28(a)(d)	EUR	100	114,953
0.00%, 09/02/30(a)(d)	EUR	500	568,330
0.13%, 05/05/22(a)	EUR	150	173,991
0.50%, 09/26/23(a)	EUR	100	116,903
0.50%, 11/05/29(a)	EUR	100	116,847
1.13%, 10/25/27(a)	EUR	100	120,316
1.50%, 04/18/28(a)	EUR	300	367,622
Series 201, 0.13%, 10/23/23	EUR	200	233,084
Series 211, 0.63%, 10/22/25(a)	EUR	100	118,791
Commerzbank AG
0.75%, 03/24/26 (Call 03/24/25)(a)(b)	EUR	200	234,421
1.25%, 10/23/23(a)	EUR	200	236,837
Daimler AG
0.75%, 09/10/30(a)	EUR	300	354,620
0.75%, 03/11/33(a)	EUR	340	394,038
Deutsche Bank AG, 1.38%, 06/10/26 (Call 06/10/25)(a)(b)	EUR	200	240,765
Deutsche Bank AG/New York NY, 1.69%, 03/19/26	USD	200	199,296
Deutsche Hypothekenbank AG
0.13%, 11/23/23(a)	EUR	300	349,470
0.25%, 12/10/24(a)	EUR	100	116,913
Deutsche Kreditbank AG
0.00%, 02/23/26(a)(d)	EUR	160	183,567
0.75%, 09/26/24(a)	EUR	200	235,923
Deutsche Wohnen SE
0.50%, 04/07/31 (Call 01/07/31)(a)	EUR	200	231,956
1.30%, 04/07/41 (Call 01/07/41)(a)	EUR	100	117,892
E.ON International Finance BV, 1.25%, 10/19/27 (Call 07/19/27)(a)	EUR	250	304,025
E.ON SE
0.35%, 02/28/30 (Call 11/28/29)(a)	EUR	300	340,988
0.38%, 09/29/27 (Call 06/29/27)(a)	EUR	325	377,101
0.60%, 10/01/32 (Call 07/01/32)(a)	EUR	200	228,627
0.88%, 08/20/31 (Call 05/20/31)(a)	EUR	200	236,020
1.00%, 10/07/25 (Call 07/07/25)(a)	EUR	250	298,323
EnBW, 1.13%, 11/05/79 (Call 08/05/24)(a)(b)	EUR	200	233,040
EnBW Energie Baden-Wuerttemberg AG
1.63%, 08/05/79 (Call 05/05/27)(a)(b)	EUR	200	232,460
1.88%, 06/29/80 (Call 03/30/26)(a)(b)	EUR	100	118,634
EnBW International Finance BV, 1.88%, 10/31/33 (Call 07/31/33)(a)	EUR	175	226,772
Eurogrid GmbH, 1.11%, 05/15/32 (Call 02/15/32)(a)	EUR	300	359,906

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Global Green Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
Hamburger Hochbahn AG, 0.13%, 02/24/31 (Call 11/24/30)(a)	EUR	200	$225,184
KfW
0.00%, 09/15/28(a)(d)	EUR	2,020	2,340,467
0.00%, 09/15/31(a)(d)	EUR	577	659,528
0.05%, 05/30/24	EUR	250	291,899
0.25%, 06/30/25	EUR	400	470,529
0.75%, 02/19/26	CAD	100	77,869
0.75%, 09/30/30	USD	450	419,917
0.88%, 09/15/26(a)	GBP	350	476,195
1.75%, 09/14/29	USD	850	861,696
2.00%, 09/29/22	USD	698	709,308
Kreditanstalt fuer Wiederaufbau
0.00%, 05/05/27(a)(d)	EUR	1,500	1,744,803
0.00%, 06/15/29(a)(d)	EUR	1,300	1,500,275
0.13%, 06/03/22	SEK	3,000	349,527
0.50%, 09/28/26(a)	EUR	449	535,747
1.25%, 08/28/23	NOK	2,800	331,165
1.38%, 02/02/28(a)	SEK	1,100	131,570
1.50%, 07/24/24	AUD	166	125,518
Landbk Hessen Thueringen, 0.38%, 06/04/29(a)	EUR	200	227,189
Landesbank Baden-Wuerttemberg
0.13%, 06/27/23(a)	EUR	100	116,525
0.25%, 07/21/28(a)	EUR	200	227,027
1.50%, 02/03/25(a)	GBP	200	274,060
Series 806, 0.38%, 05/24/24(a)	EUR	300	350,580
Series 809, 0.38%, 07/29/26(a)	EUR	300	349,221
Landwirtschaftliche Rentenbank, 0.00%, 09/22/27(a)(d)	EUR	700	811,514
Muenchener Hypothekenbank eG, Series 1803, 0.25%, 12/13/23(a)	EUR	50	58,418
NRW Bank
0.00%, 10/15/29(d)	EUR	225	256,771
0.00%, 02/18/30(d)	EUR	130	148,123
0.00%, 02/03/31(d)	EUR	200	226,338
0.38%, 11/17/26(a)	EUR	50	58,891
0.50%, 09/13/27(a)	EUR	75	88,918
0.63%, 02/02/29(a)	EUR	175	209,314
0.75%, 06/30/28(a)	EUR	375	452,314
0.88%, 11/10/25(a)	EUR	125	149,932
RWE AG, 0.63%, 06/11/31 (Call 03/11/31)(a)	EUR	200	229,894
Volkswagen International Finance NV
0.88%, 09/22/28(a)	EUR	200	236,813
1.25%, 09/23/32(a)	EUR	300	357,051
Vonovia SE, 0.63%, 03/24/31 (Call 12/24/30)(a)	EUR	200	226,546

			24,661,076

Hong Kong — 0.7%
CMB International Leasing Management Ltd.
1.25%, 09/16/24 (Call 08/16/24)(a)	USD	200	197,692
1.75%, 09/16/26 (Call 08/16/26)(a)	USD	200	194,504
Link Finance Cayman 2009 Ltd. (The), 2.88%, 07/21/26(a)	USD	200	207,118
MTR Corp. Ltd., 1.63%, 08/19/30(a)	USD	950	918,868
Rail Transit International Development Co. Ltd., 1.63%, 06/22/22(a)	EUR	200	231,739

			1,749,921

India — 0.2%
Indian Railway Finance Corp. Ltd., 3.84%, 12/13/27(a)	USD	200	213,386
Power Finance Corp. Ltd., 1.84%, 09/21/28(a)	EUR	100	115,758
State Bank of India/London, 4.50%, 09/28/23(a)	USD	200	211,942

			541,086

Security		Par (000)	Value

Ireland — 0.3%
AIB Group PLC, 0.50%, 11/17/27 (Call 11/17/26)(a)(b)	EUR	100	$114,738
Bank of Ireland Group PLC, 0.38%, 05/10/27 (Call 05/10/26)(a)(b)	EUR	340	388,040
ESB Finance DAC, 1.13%, 06/11/30 (Call 03/11/30)(a)	EUR	200	241,246

			744,024

Isle Of Man — 0.1%
NE Property BV, 3.38%, 07/14/27 (Call 04/14/27)(a)	EUR	100	128,384

Italy — 2.8%
A2A SpA, 1.00%, 07/16/29 (Call 04/16/29)(a)	EUR	100	119,230
ACEA SpA
0.00%, 09/28/25 (Call 06/28/25)(a)(d)	EUR	100	114,849
0.25%, 07/28/30 (Call 04/28/30)(a)	EUR	200	221,656
Aeroporti di Roma SpA, 1.63%, 02/02/29 (Call 11/02/28)(a)	EUR	100	119,286
Assicurazioni Generali SpA
2.12%, 10/01/30(a)	EUR	200	241,075
2.43%, 07/14/31 (Call 01/14/31)(a)	EUR	300	365,874
Credit Agricole Italia SpA, 0.13%, 03/15/33(a)	EUR	200	224,685
Enel Finance International NV
1.00%, 09/16/24(a)	EUR	301	357,678
1.13%, 09/16/26 (Call 06/16/26)(a)	EUR	450	540,945
1.50%, 07/21/25 (Call 04/21/25)(a)	EUR	300	363,644
ERG SpA
0.50%, 09/11/27 (Call 06/11/27)(a)	EUR	200	230,169
0.88%, 09/15/31 (Call 06/15/31)(a)	EUR	100	114,701
1.88%, 04/11/25 (Call 01/11/25)(a)	EUR	250	303,684
Ferrovie dello Stato Italiane SpA
0.38%, 03/25/28(a)	EUR	400	459,884
0.88%, 12/07/23(a)	EUR	400	472,318
Hera SpA, 0.88%, 07/05/27 (Call 04/05/27)(a)	EUR	200	237,539
Intesa Sanpaolo SpA
0.75%, 03/16/28(a)	EUR	400	461,221
0.88%, 06/27/22(a)	EUR	100	116,578
1.50%, 04/10/24(a)	EUR	200	239,227
Iren SpA
0.25%, 01/17/31 (Call 10/17/30)(a)	EUR	100	108,793
0.88%, 10/14/29 (Call 07/14/29)(a)	EUR	200	232,546
1.50%, 10/24/27 (Call 07/24/27)(a)	EUR	200	243,558
1.95%, 09/19/25 (Call 06/19/25)(a)	EUR	200	244,938
Mediobanca Banca di Credito Finanziario SpA, 1.00%, 09/08/27(a)	EUR	200	235,216
UniCredit SpA, 0.80%, 07/05/29 (Call 07/05/28)(a)(b)	EUR	300	346,318

			6,715,612

Japan — 0.7%
Marubeni Corp., 1.58%, 09/17/26 (Call 08/17/26)(a)	USD	200	196,764
Mitsubishi UFJ Financial Group Inc.
0.68%, 01/26/23(a)	EUR	100	116,896
0.85%, 07/19/29(a)	EUR	200	234,726
0.98%, 10/09/23(a)	EUR	200	236,083
2.53%, 09/13/23	USD	200	206,610
Mizuho Financial Group Inc., 0.21%, 10/07/25(a)	EUR	250	288,436
Nidec Corp., 0.05%, 03/30/26 (Call 02/28/26)(a)	EUR	100	114,464
Sumitomo Mitsui Financial Group Inc.
0.47%, 05/30/24(a)	EUR	100	117,062
0.93%, 10/11/24(a)	EUR	100	118,632

			1,629,673

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2021	iShares® Global Green Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Lithuania — 0.1%
AB Ignitis Grupe
1.88%, 07/10/28 (Call 04/10/28)(a)	EUR	100	$124,960
2.00%, 07/14/27(a)	EUR	100	125,484

			250,444

Luxembourg — 0.6%
Blackstone Property Partner Europe Holdings, 1.63%, 04/20/30 (Call 01/20/30)(a)	EUR	100	115,326
CBRE GI Open End Fund, 0.90%, 10/12/29 (Call 07/12/29)(a)	EUR	100	113,646
NORD/LB Luxembourg SA Covered Bond Bank, 0.05%, 01/28/25(a)	EUR	100	115,387
Prologis International Funding II SA
0.75%, 03/23/33 (Call 12/23/32)(a)	EUR	200	221,254
0.88%, 07/09/29 (Call 04/09/29)(a)	EUR	250	292,667
2.38%, 11/14/30 (Call 08/14/30)(a)	EUR	250	325,660
SELP Finance Sarl, 0.88%, 05/27/29 (Call 02/27/29)(a)	EUR	250	284,821

			1,468,761

Netherlands — 5.4%
ABN AMRO Bank NV
0.50%, 04/15/26(a)	EUR	200	235,033
0.63%, 05/31/22(a)	EUR	200	232,696
0.88%, 04/22/25(a)	EUR	300	357,114
Alliander NV
0.38%, 06/10/30 (Call 03/10/30)(a)	EUR	200	230,747
0.88%, 06/24/32 (Call 03/24/32)(a)	EUR	200	238,184
Cooperatieve Rabobank UA
0.25%, 10/30/26(a)	EUR	200	231,674
1.11%, 02/24/27 (Call 02/24/26)(b)(e)	USD	850	829,770
CTP NV
0.63%, 11/27/23 (Call 10/27/23)(a)	EUR	100	116,604
0.75%, 02/18/27 (Call 11/18/26)(a)	EUR	150	171,874
2.13%, 10/01/25 (Call 07/01/25)(a)	EUR	385	469,787
De Volksbank, 0.25%, 06/22/26 (Call 03/22/26)(a)	EUR	100	114,338
de Volksbank NV
0.38%, 03/03/28 (Call 12/03/27)(a)	EUR	100	113,109
1.75%, 10/22/30 (Call 10/22/25)(a)(b)	EUR	300	360,249
Enexis Holding NV
0.38%, 04/14/33 (Call 01/14/33)(a)	EUR	250	279,027
0.63%, 06/17/32 (Call 03/17/32)(a)	EUR	100	115,728
ING Groep NV
0.88%, 06/09/32 (Call 03/09/27)(a)(b)	EUR	100	114,372
1.13%, 12/07/28 (Call 12/07/27)(a)(b)	GBP	300	393,962
1.40%, 07/01/26 (Call 07/01/25)(b)(e)	USD	880	874,553
2.50%, 11/15/30(a)	EUR	500	672,168
4.63%, 01/06/26(c)(e)	USD	675	755,872
LeasePlan Corp. NV
0.25%, 02/23/26(a)	EUR	300	343,228
1.38%, 03/07/24(a)	EUR	100	119,380
3.50%, 04/09/25(a)	EUR	308	395,202
Nederlandse Waterschapsbank NV
0.00%, 10/02/34(a)(d)	EUR	100	110,412
0.70%, 01/25/23(a)	SEK	550	64,405
1.00%, 09/03/25(a)	EUR	300	361,657
2.38%, 03/24/26(e)	USD	400	420,544
NIBC Bank NV, 0.25%, 09/09/26(a)	EUR	200	227,880
PostNL NV, 0.63%, 09/23/26 (Call 06/23/26)	EUR	100	117,174
Ren Finance BV, 0.50%, 04/16/29 (Call 01/16/29)(a)	EUR	100	114,556
Royal Schiphol Group NV
0.88%, 09/08/32 (Call 06/08/32)(a)	EUR	100	115,701
1.50%, 11/05/30 (Call 08/05/30)(a)	EUR	300	373,608

Security		Par (000)	Value

Netherlands (continued)
TenneT Holding BV
0.13%, 11/30/32 (Call 08/30/32)(a)	EUR	150	$162,339
0.50%, 11/30/40 (Call 08/30/40)(a)	EUR	300	318,557
0.88%, 06/03/30 (Call 03/03/30)(a)	EUR	200	237,634
1.00%, 06/13/26 (Call 03/13/26)(a)	EUR	200	239,946
1.25%, 10/24/33 (Call 07/24/33)(a)	EUR	150	183,336
1.38%, 06/05/28 (Call 03/05/28)(a)	EUR	250	307,707
1.38%, 06/26/29 (Call 03/26/29)(a)	EUR	200	246,776
1.50%, 06/03/39 (Call 03/03/39)(a)	EUR	300	378,782
1.88%, 06/13/36 (Call 03/13/36)(a)	EUR	100	131,191
2.00%, 06/05/34 (Call 03/05/34)(a)	EUR	250	328,000
Tennet Holdings BV, 0.50%, 06/09/31 (Call 03/09/31)(a)	EUR	200	228,990
Vesteda Finance BV, 1.50%, 05/24/27 (Call 02/24/27)(a)	EUR	200	243,807
Vesteda Finance BV Co., 0.75%, 10/18/31 (Call 07/18/31)(a)	EUR	100	113,541

			12,791,214

Norway — 1.4%
DNB Boligkreditt AS
0.01%, 01/21/31(a)(d)	EUR	500	564,452
0.63%, 06/19/25(a)	EUR	525	621,890
0.75%, 01/31/24(a)	SEK	2,000	235,156
Eika Boligkreditt AS, 0.13%, 06/16/31(a)	EUR	150	170,450
SpareBank 1 Boligkreditt AS
0.00%, 09/22/27(a)(d)	EUR	350	402,711
0.50%, 01/30/25(a)	EUR	200	235,616
Sparebank 1 Oestlandet, 0.13%, 03/03/28(a)	EUR	160	181,179
Sparebanken Soer Boligkreditt AS, 0.00%, 10/26/26(a)(d)	EUR	100	115,350
Sparebanken Vest Boligkreditt AS, 0.00%, 06/28/27(a)(d)	EUR	300	345,115
SR-Boligkreditt AS, 0.00%, 10/08/26(d)	EUR	300	346,013
Storebrand Livsforsikring AS, 1.88%, 09/30/51 (Call 03/31/31)(a)(b)	EUR	100	111,998

			3,329,930

Poland — 0.0%
Atrium Finance Issuer BV, 2.63%, 09/05/27 (Call 06/05/27)(a)	EUR	100	114,630

Portugal — 0.3%
EDP - Energias de Portugal SA, 1.63%, 04/15/27 (Call 01/15/27)(a)	EUR	300	368,527
EDP Finance BV
0.38%, 09/16/26 (Call 06/16/26)(a)	EUR	200	231,940
1.71%, 01/24/28(e)	USD	200	195,348

			795,815

Qatar — 0.1%
QNB Finance Ltd., 1.63%, 09/22/25(a)	USD	200	200,098

Romania — 0.1%
Globalworth Real Estate Investments Ltd., 2.95%, 07/29/26 (Call 04/29/26)(a)	EUR	150	185,072

Russia — 0.1%
Russian Railways Via RZD Capital PLC, 2.20%, 05/23/27 (Call 02/23/27)(a)	EUR	200	244,478

Saudi Arabia — 0.3%
Saudi Electricity Global Sukuk Co. 5
1.74%, 09/17/25(a)	USD	400	400,872
2.41%, 09/17/30(a)	USD	200	201,180

			602,052

South Korea — 0.9%
Hanwha Energy USA Holdings Corp., 2.38%, 07/30/22(a)	USD	200	202,338

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Global Green Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

South Korea (continued)
Hyundai Capital Services Inc., 0.75%, 07/06/23(a)	CHF	100	$110,556
Kia Corp., 1.00%, 04/16/24(a)	USD	200	199,522
Korea Electric Power Corp., 2.50%, 06/24/24(a)	USD	275	286,784
Korea Hydro & Nuclear Power Co. Ltd., 3.75%, 07/25/23(a)	USD	300	315,477
Korea Midland Power Co. Ltd., 3.38%, 01/22/22(a)	USD	200	201,150
LG Chem Ltd.
0.50%, 04/15/23(a)	EUR	200	232,758
3.25%, 10/15/24(a)	USD	400	424,268
3.63%, 04/15/29(a)	USD	200	218,612

			2,191,465

Spain — 3.3%
Banco Bilbao Vizcaya Argentaria SA
1.00%, 06/21/26(a)	EUR	300	357,038
1.38%, 05/14/25(a)	EUR	400	480,817
Banco de Sabadell SA, 1.13%, 03/11/27 (Call 03/11/26)(a)(b)	EUR	200	235,805
Banco Santander SA
0.30%, 10/04/26(a)	EUR	400	462,266
0.63%, 06/24/29 (Call 06/24/28)(a)(b)	EUR	200	228,428
1.13%, 06/23/27(a)	EUR	300	356,760
Bankinter SA, 0.63%, 10/06/27(a)	EUR	300	345,413
CaixaBank SA
0.38%, 11/18/26 (Call 11/18/25)(a)(b)	EUR	300	344,875
0.50%, 02/09/29 (Call 02/09/28)(a)(b)	EUR	300	338,199
1.25%, 06/18/31 (Call 03/18/26)(a)(b)	EUR	300	348,125
1.50%, 12/03/26 (Call 12/03/25)(a)(b)	GBP	200	270,040
Iberdrola Finanzas SA
1.00%, 03/07/25 (Call 12/07/24)(a)	EUR	300	357,762
1.25%, 10/28/26 (Call 07/28/26)(a)	EUR	300	365,375
1.25%, 09/13/27 (Call 06/13/27)(a)	EUR	200	245,592
Iberdrola International BV
0.38%, 09/15/25(a)	EUR	200	233,917
1.13%, 04/21/26(a)	EUR	300	362,718
1.88%, (Call 02/22/23)(a)(b)(f)	EUR	300	353,736
2.63%, (Call 03/26/24)(a)(b)(f)	EUR	300	363,748
3.25%, (Call 11/12/24)(a)(b)(f)	EUR	300	373,677
Series NC6, 1.45%, (Call 11/09/26)(a)(b)(f)	EUR	300	347,667
Series NC9, 1.83%, (Call 08/09/29)(a)(b)(f)	EUR	400	458,557
Naturgy Finance BV, 0.88%, 05/15/25 (Call 02/15/25)(a)	EUR	200	237,156
Red Electrica Finance SA, 0.50%, 05/24/33 (Call 02/24/33)(a)	EUR	200	228,134
Red Electrica Financiaciones SAU, 0.38%, 07/24/28 (Call 04/24/28)(a)	EUR	200	233,241

			7,929,046

Supranational — 1.8%
Asian Development Bank, 0.75%, 02/10/26	CAD	100	77,854
European Investment Bank, 0.00%, 11/15/30(a)(d)	EUR	150	172,146
European Union, 0.40%, 02/04/37(a)	EUR	3,046	3,570,613
International Bank for Reconstruction & Development, 0.38%, 07/17/23	SEK	3,000	349,842

			4,170,455

Sweden — 1.1%
SBAB Bank AB, 0.50%, 05/13/25(a)	EUR	300	352,803
SBAB Bank AB, 0.13%, 08/27/26(a)	EUR	100	114,972
Skandinaviska Enskilda Banken AB, 0.30%, 02/17/22(a)	EUR	200	231,757
Svenska Handelsbanken AB
0.00%, 12/02/27(a)(d)	EUR	200	225,765
0.38%, 07/03/23(a)	EUR	200	233,912
Swedbank AB
0.25%, 11/07/22(a)	EUR	200	232,781

Security		Par (000)	Value

Sweden (continued)
0.30%, 05/20/27 (Call 05/20/26)(a)(b)	EUR	300	$344,390
1.38%, 12/08/27 (Call 12/08/26)(a)(b)	GBP	100	134,418
Vattenfall AB
0.05%, 10/15/25 (Call 07/15/25)(a)	EUR	200	230,539
0.13%, 02/12/29 (Call 11/12/28)(a)	EUR	150	168,760
0.50%, 06/24/26 (Call 03/24/26)(a)	EUR	200	234,381

			2,504,478
Switzerland — 0.2%
Credit Suisse AG/London, 0.45%, 05/19/25(a)	EUR	200	232,994
Swiss Life Finance I AG Co., 0.50%, 09/15/31 (Call 06/15/31)(a)	EUR	125	140,930

			373,924
United Arab Emirates — 0.2%
MAF Sukuk Ltd.
3.93%, 02/28/30(a)	USD	200	216,336
4.64%, 05/14/29(a)	USD	200	225,480

			441,816
United Kingdom — 2.0%
Aster Treasury PLC, 1.41%, 01/27/36(a)	GBP	100	128,953
Barclays PLC
0.63%, 11/14/23 (Call 11/14/22)(a)(b)	EUR	200	233,147
1.70%, 11/03/26 (Call 11/03/25)(a)(b)	GBP	100	136,445
Canary Wharf Group Investment Holdings PLC, 3.38%, 04/23/28 (Call 01/23/28)(a)	GBP	200	277,337
Clarion Funding PLC
1.88%, 01/22/35(a)	GBP	200	271,181
1.88%, 09/07/51(a)	GBP	100	131,052
Global Switch Finance BV, 1.38%, 10/07/30 (Call 07/07/30)(a)	EUR	270	313,715
Greater Gabbard OFTO PLC, 4.14%, 11/29/32(a)	GBP	75	116,158
Gwynt y Mor OFTO PLC, 2.78%, 02/17/34(a)	GBP	76	107,950
HSBC Holdings PLC, 1.50%, 12/04/24 (Call 12/04/23)(a)(b)	EUR	300	357,672
Just Group PLC, 7.00%, 04/15/31 (Call 10/15/25)(a)(b)	GBP	100	157,346
National Grid Electricity Transmission PLC, 0.19%, 01/20/25 (Call 10/20/24)(a)	EUR	100	115,926
Natwest Group PLC, 2.36%, 05/22/24 (Call 05/22/23)(b)	USD	400	409,004
Northern Powergrid Northeast PLC, 1.88%, 06/16/62(a)	GBP	100	133,107
Paragon Treasury PLC, 2.00%, 05/07/36(a)	GBP	120	164,753
Platform HG Financing PLC, 1.93%, 09/15/41(a)	GBP	100	134,723
Scottish Hydro Electric Transmission PLC, 2.25%, 09/27/35 (Call 06/27/35)(a)	GBP	200	274,304
SSE PLC
0.88%, 09/06/25 (Call 06/06/25)(a)	EUR	250	295,450
1.38%, 09/04/27 (Call 06/04/27)(a)	EUR	200	242,688
Tritax Big Box REIT PLC, 1.50%, 11/27/33 (Call 08/27/33)(a)	GBP	100	129,587
Tritax EuroBox PLC, 0.95%, 06/02/26 (Call 03/02/26)(a)	EUR	200	232,132
United Utilities Water Finance PLC, 0.88%, 10/28/29 (Call 07/28/29)(a)	GBP	200	259,034
Workspace Group PLC, 2.25%, 03/11/28 (Call 12/11/27)(a)	GBP	100	135,555

			4,757,219

United States — 10.5%
AES Corp. (The)
1.38%, 01/15/26 (Call 12/15/25)(c)	USD	425	416,712
2.45%, 01/15/31 (Call 10/15/30)	USD	225	220,496
Alexandria Real Estate Equities Inc.
2.00%, 05/18/32 (Call 02/18/32)(c)	USD	250	240,798
3.80%, 04/15/26 (Call 02/15/26)	USD	245	268,253
Apple Inc.
2.85%, 02/23/23 (Call 12/23/22)	USD	290	297,888

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2021	iShares® Global Green Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
3.00%, 06/20/27 (Call 03/20/27)	USD	735	$792,609
Arizona Public Service Co., 2.65%, 09/15/50 (Call 03/15/50)	USD	155	144,976
Avangrid Inc. 3.15%, 12/01/24 (Call 10/01/24)	USD	100	105,743
3.20%, 04/15/25 (Call 03/15/25)	USD	370	391,774
3.80%, 06/01/29 (Call 03/01/29)	USD	250	277,932
Bank of America Corp., 2.46%, 10/22/25 (Call 10/22/24), (3 mo. LIBOR US + 0.870%)(b)	USD	750	775,170
Boston Properties LP 2.45%, 10/01/33 (Call 07/01/33)	USD	50	48,427
2.55%, 04/01/32 (Call 01/01/32)	USD	325	323,339
3.40%, 06/21/29 (Call 03/21/29)	USD	390	418,138
4.50%, 12/01/28 (Call 09/01/28)	USD	370	422,610
Citigroup Inc. 0.50%, 01/29/22 (Call 12/29/21)(a)	EUR	400	463,140
1.68%, 05/15/24 (Call 05/15/23)(b)	USD	300	304,380
Consolidated Edison Co. of New York Inc.
Series 20A, 3.35%, 04/01/30 (Call 01/01/30)	USD	250	271,833
Series 20B, 3.95%, 04/01/50 (Call 10/01/49)	USD	325	378,878
Digital Dutch Finco BV 0.63%, 07/15/25 (Call 06/15/25)(a)	EUR	200	234,053
1.00%, 01/15/32 (Call 10/15/31)(a)	EUR	300	335,449
1.50%, 03/15/30 (Call 12/15/29)(a)	EUR	200	239,761
Digital Euro Finco LLC, 2.50%, 01/16/26 (Call 10/16/25)(a)	EUR	300	375,016
Digital Intrepid Holding BV, 0.63%, 07/15/31 (Call 04/15/31)(a)	EUR	300	328,052
Dominion Energy Inc., Series C, 2.25%, 08/15/31 (Call 05/15/31)	USD	55	54,288
DTE Electric Co. 3.95%, 03/01/49 (Call 09/01/48)	USD	195	235,386
Series A, 1.90%, 04/01/28 (Call 02/01/28)	USD	250	250,595
Series A, 4.05%, 05/15/48 (Call 11/15/47)	USD	185	225,892
Series B, 3.25%, 04/01/51 (Call 10/01/50)	USD	125	137,745
Duke Energy Carolinas LLC 3.35%, 05/15/22(c)	USD	68	69,097
3.95%, 11/15/28 (Call 08/15/28)	USD	235	265,693
Duke Energy Florida LLC, 2.50%, 12/01/29 (Call 09/01/29)	USD	190	196,224
Duke Energy Progress LLC, 3.45%, 03/15/29 (Call 12/15/28)	USD	260	285,150
Duke Realty LP 1.75%, 02/01/31 (Call 11/01/30)(c)	USD	100	95,058
2.88%, 11/15/29 (Call 08/15/29)	USD	260	272,542
Equinix Inc., 1.00%, 03/15/33 (Call 12/15/32)	EUR	200	226,331
ERP Operating LP 1.85%, 08/01/31 (Call 05/01/31)(c)	USD	100	96,581
4.15%, 12/01/28 (Call 09/01/28)	USD	340	385,856
Evergy Kansas Central Inc., 2.55%, 07/01/26 (Call 04/01/26)	USD	213	222,093
Fifth Third Bancorp., 1.71%, 11/01/27 (Call 11/01/26)(b)	USD	300	299,259
Georgia Power Co., 3.25%, 04/01/26 (Call 01/01/26)(c)	USD	125	133,506
Host Hotels & Resorts LP, Series H, 3.38%, 12/15/29 (Call 09/15/29)	USD	250	256,153
Interstate Power & Light Co. 3.50%, 09/30/49 (Call 03/30/49)	USD	110	122,848
3.60%, 04/01/29 (Call 01/01/29)	USD	125	137,471
4.10%, 09/26/28 (Call 06/26/28)	USD	110	124,537
JPMorgan Chase & Co., 0.65%, 09/16/24 (Call 09/16/23)(b)	USD	1,000	998,250
Kaiser Foundation Hospitals 3.15%, 05/01/27 (Call 02/01/27)	USD	205	219,801
Series 2021, 2.81%, 06/01/41 (Call 12/01/40)	USD	400	405,108

Security		Par (000)	Value

United States (continued)
Kilroy Realty LP 2.50%, 11/15/32 (Call 08/15/32)	USD	100	$97,907
4.75%, 12/15/28 (Call 09/15/28)	USD	375	432,161
Kimco Realty Corp., 2.70%, 10/01/30 (Call 07/01/30)	USD	60	61,614
Liberty Utilities Finance GP 1, 2.05%, 09/15/30 (Call 06/15/30)(e)	USD	390	374,006
Massachusetts Institute of Technology, 3.96%, 07/01/38	USD	164	194,852
Metropolitan Life Global Funding I, 0.95%, 07/02/25(e)	USD	150	148,149
MidAmerican Energy Co. 3.10%, 05/01/27 (Call 02/01/27)(c)	USD	100	107,503
3.15%, 04/15/50 (Call 10/15/49)	USD	125	133,788
3.65%, 04/15/29 (Call 01/15/29)	USD	165	183,338
3.65%, 08/01/48 (Call 02/01/48)	USD	490	562,628
3.95%, 08/01/47 (Call 02/01/47)	USD	235	282,221
4.25%, 07/15/49 (Call 01/15/49)	USD	385	484,480
NextEra Energy Capital Holdings Inc., 1.90%, 06/15/28 (Call 04/15/28)	USD	265	262,225
Niagara Mohawk Power Corp., 1.96%, 06/27/30 (Call 03/27/30)(e)	USD	150	145,029
Northern States Power Co./MN 2.60%, 06/01/51 (Call 12/01/50)	USD	270	263,458
2.90%, 03/01/50 (Call 09/01/49)	USD	160	165,264
3.20%, 04/01/52 (Call 10/01/51)	USD	100	109,015
NSTAR Electric Co. 3.25%, 05/15/29 (Call 02/15/29)	USD	125	135,759
3.95%, 04/01/30 (Call 01/01/30)	USD	250	284,745
PacifiCorp., 2.90%, 06/15/52 (Call 12/15/51)	USD	300	297,522
Piedmont Operating Partnership LP, 3.15%, 08/15/30 (Call 05/15/30)(c)	USD	175	179,113
Prologis Euro Finance LLC, 0.38%, 02/06/28 (Call 11/06/27)	EUR	200	230,162
Prologis LP, 1.25%, 10/15/30 (Call 07/15/30)	USD	205	190,986
Prudential Financial Inc., 1.50%, 03/10/26 (Call 02/10/26)(c)	USD	50	50,369
Public Service Co. of Colorado 3.70%, 06/15/28 (Call 12/15/27)	USD	190	210,723
4.10%, 06/15/48 (Call 12/15/47)	USD	240	294,660
Series 34, 3.20%, 03/01/50 (Call 09/01/49)	USD	270	289,975
Series 36, 2.70%, 07/15/49 (Call 07/15/50)(c)	USD	175	173,219
Public Service Co. of Oklahoma, Series K, 3.15%, 08/15/51 (Call 02/15/51)	USD	50	51,387
Rexford Industrial Realty LP, 2.15%, 09/01/31 (Call 06/01/31)	USD	200	191,274
Seattle Children’s Hospital, Series 2021, 2.72%, 10/01/50 (Call 10/01/49)	USD	105	104,276
Southern California Edison Co., Series G, 2.50%, 06/01/31 (Call 03/01/31)	USD	450	450,355
Southern Power Co. 1.85%, 06/20/26	EUR	200	247,238
4.15%, 12/01/25 (Call 09/01/25)	USD	365	400,358
Series 2016, 1.00%, 06/20/22	EUR	200	233,232
Southwestern Public Service Co. 3.75%, 06/15/49 (Call 12/15/48)	USD	50	58,036
Series 8, 3.15%, 05/01/50 (Call 11/01/49)	USD	50	52,838
Toyota Motor Credit Corp., 2.15%, 02/13/30	USD	120	121,046
Tucson Electric Power Co., 1.50%, 08/01/30 (Call 05/01/30)	USD	295	277,704
UDR Inc., 1.90%, 03/15/33 (Call 12/15/32)	USD	250	232,255
Union Electric Co., 2.63%, 03/15/51 (Call 09/15/50)	USD	175	171,091
Verizon Communications Inc. 1.50%, 09/18/30 (Call 06/18/30)	USD	280	262,158
3.88%, 02/08/29 (Call 11/08/28)	USD	765	852,386

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Global Green Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Vornado Realty LP, 2.15%, 06/01/26 (Call 05/01/26)	USD	200	$201,472
Welltower Inc., 2.70%, 02/15/27 (Call 12/15/26)	USD	220	229,612
Wisconsin Power and Light Co., 1.95%, 09/16/31 (Call 06/16/31)	USD	175	171,222
Xylem Inc./NY 1.95%, 01/30/28 (Call 11/30/27)	USD	250	249,668
2.25%, 01/30/31 (Call 10/30/30)(c)	USD	100	99,815

			24,793,185

Total Corporate Bonds & Notes — 57.4% (Cost: $136,989,090)			136,103,927

Foreign Government Obligations

Australia — 0.8%
New South Wales Treasury Corp. 1.25%, 11/20/30	AUD	820	572,636
3.00%, 11/15/28(a)	AUD	400	322,748
Queensland Treasury Corp. 1.25%, 03/10/31(e)	AUD	680	472,076
1.50%, 03/02/32(e)	AUD	200	140,045
2.50%, 03/06/29(a)	AUD	475	370,743
3.00%, 03/22/24(e)	AUD	125	98,255

			1,976,503

Belgium — 1.9%
Kingdom of Belgium Government Bond, Series 86 1.25%, 04/22/33(e)	EUR	3,533	4,540,343

Canada — 2.2%
City of Ottawa Ontario, 2.50%, 05/11/51	CAD	200	147,558
City of Toronto Canada 2.60%, 09/24/39	CAD	50	38,935
3.20%, 08/01/48	CAD	100	84,354
CPPIB Capital Inc. 0.25%, 04/06/27(a)	EUR	500	582,427
3.00%, 06/15/28(a)	CAD	250	215,300
Export Development Canada 1.65%, 07/31/24	CAD	100	81,379
1.80%, 09/01/22	CAD	150	122,236
Ontario Teachers’ Finance Trust, 0.05%, 11/25/30(a)	EUR	250	278,908
Province of Ontario Canada 1.55%, 11/01/29	CAD	750	579,941
1.85%, 02/01/27	CAD	1,075	869,181
1.95%, 01/27/23	CAD	350	286,487
2.65%, 02/05/25	CAD	1,120	938,308
Province of Quebec Canada 1.65%, 03/03/22	CAD	75	60,867
2.25%, 02/22/24	CAD	270	223,298
2.45%, 03/01/23	CAD	675	556,504
2.60%, 07/06/25	CAD	50	41,934
South Coast British Columbia Transportation Authority 2.65%, 10/29/50	CAD	50	37,889
3.25%, 11/23/28	CAD	50	43,420

			5,188,926

Chile — 1.0%
Chile Government International Bond 0.83%, 07/02/31 (Call 04/02/31)	EUR	450	514,592
1.25%, 01/29/40 (Call 10/31/39)	EUR	400	441,218
2.55%, 01/27/32 (Call 10/27/31)	USD	660	651,407
3.50%, 01/25/50 (Call 07/25/49)	USD	805	818,540

			2,425,757

Security		Par (000)	Value

China — 0.8%
China Development Bank 0.38%, 11/16/21(a)	EUR	200	$231,248
3.07%, 03/24/24	CNY	6,700	1,054,936
3.10%, 11/21/22	CNY	3,000	471,631

			1,757,815

Denmark — 0.4%
Kommunekredit 0.13%, 09/26/40(a)	EUR	200	213,617
0.63%, 11/21/39(a)	EUR	200	235,218
0.75%, 08/15/24(a)	GBP	100	136,085
0.75%, 07/05/28(a)	EUR	250	301,566

			886,486

Finland — 0.3%
Kuntarahoitus Oyj, 0.88%, 12/16/24(a)	GBP	100	136,266
Kuntarahoitus OYJ 0.00%, 10/14/30(a)(d)	EUR	220	250,597
0.05%, 09/06/29(a)	EUR	200	230,176
0.75%, 09/07/27(a)	EUR	150	181,005

			798,044

France — 10.6%
Agence Francaise de Developpement EPIC 0.00%, 03/25/25(a)(d)	EUR	600	699,516
0.50%, 10/31/25(a)	EUR	100	118,676
Bpifrance SACA, 0.00%, 05/25/28(a)(d)	EUR	300	345,017
Caisse des Depots et Consignations 0.00%, 09/15/25(a)(d)	EUR	200	233,322
0.20%, 03/01/22(a)	EUR	100	115,883
Caisse Francaise de Financement Local, 0.10%, 11/13/29(a)	EUR	300	344,483
French Republic Government Bond OAT 0.50%, 06/25/44(e)	EUR	2,650	2,947,327
0.50%, 06/25/44	EUR	650	722,929
1.75%, 06/25/39(e)	EUR	8,475	11,841,362
Region of Ile de France 0.50%, 06/14/25(a)	EUR	500	591,780
0.63%, 04/23/27(a)	EUR	200	238,330
1.38%, 03/14/29(a)	EUR	100	125,240
1.38%, 06/20/33(a)	EUR	100	126,386
2.38%, 04/24/26(a)	EUR	100	128,167
Societe Du Grand Paris EPIC 0.00%, 11/25/30(a)(d)	EUR	1,000	1,119,135
0.70%, 10/15/60(a)	EUR	1,000	1,018,263
0.88%, 05/10/46(a)	EUR	300	345,493
1.00%, 02/18/70(a)	EUR	1,200	1,309,156
1.13%, 10/22/28(a)	EUR	500	617,605
1.13%, 05/25/34(a)	EUR	800	984,329
1.70%, 05/25/50(a)	EUR	400	549,586
Societe Nationale SNCF SA, 0.63%, 04/17/30(a)	EUR	500	589,704

			25,111,689

Germany — 2.8%
Bundesobligation, Series G 0.00%, 10/10/25(a)(d)	EUR	1,617	1,909,619
Bundesrepublik Deutschland Bundesanleihe
Series G, 0.00%, 08/15/30(a)(d)	EUR	2,175	2,567,276
Series G, 0.00%, 08/15/50(a)(d)	EUR	1,900	2,155,305

			6,632,200

Hong Kong — 0.3%
Hong Kong Government International Bond 0.63%, 02/02/26(e)	USD	200	194,692
1.38%, 02/02/31(e)	USD	200	193,140

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2021	iShares® Global Green Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hong Kong (continued)
2.50%, 05/28/24(e)	USD	200	$208,676

			596,508

Hungary — 0.3%
Hungary Government International Bond, 1.75%, 06/05/35(a)	EUR	500	600,623

Indonesia — 0.6%
Perusahaan Penerbit SBSN Indonesia III 3.75%, 03/01/23(a)	USD	1,155	1,200,588
3.90%, 08/20/24(a)	USD	280	301,871

			1,502,459

Ireland — 1.0%
Ireland Government Bond, 1.35%, 03/18/31(a)	EUR	1,911	2,442,133

Italy — 1.8%
Italy Buoni Poliennali Del Tesoro, 1.50%, 04/30/45(e)	EUR	3,735	4,125,178

Netherlands — 1.9%
Nederlandse Waterschapsbank NV, 0.50%, 04/26/51(a)	EUR	200	238,688
Netherlands Government Bond, 0.50%, 01/15/40(e)	EUR	3,477	4,267,088

			4,505,776

Norway — 0.1%
Kommunalbanken AS 2.13%, 02/11/25(e)	USD	200	207,812
2.70%, 09/05/23	AUD	100	77,501

			285,313

Poland — 0.6%
Republic of Poland Government International Bond 0.50%, 12/20/21(a)	EUR	200	231,436
1.00%, 03/07/29(a)	EUR	475	575,753
1.13%, 08/07/26(a)	EUR	400	483,948
2.00%, 03/08/49(a)	EUR	150	208,642

			1,499,779

South Korea — 0.6%
Export-Import Bank of Korea 0.83%, 04/27/25(a)	EUR	270	319,845
1.75%, 10/19/28 (Call 08/19/28)(a)	USD	200	199,918
Korea Development Bank (The) 0.00%, 07/10/24(a)(d)	EUR	100	115,714
0.40%, 06/19/24	USD	450	446,063
Korea Electric Power Co., 1.13%, 09/24/26(a)	USD	200	195,942
Korea International Bond, 2.00%, 06/19/24	USD	200	206,628

			1,484,110

Spain — 1.5%
Adif Alta Velocidad 0.55%, 04/30/30(a)	EUR	200	231,408
0.80%, 07/05/23(a)	EUR	400	471,518
0.95%, 04/30/27(a)	EUR	200	241,072
1.25%, 05/04/26(a)	EUR	100	121,863
Autonomous Community of Madrid Spain, 0.83%, 07/30/27(a)	EUR	280	335,433
Instituto de Credito Oficial 0.00%, 04/30/26(a)(d)	EUR	200	231,857
0.20%, 01/31/24(a)	EUR	100	117,105
Spain Government Bond, 1.00%, 07/30/42(e)	EUR	1,500	1,703,308

			3,453,564

Supranational — 7.6%
African Development Bank, 3.00%, 12/06/21	USD	150	150,407
Asian Development Bank 0.00%, 10/24/29(a)(d)	EUR	300	342,229

Security		Par (000)	Value

Supranational (continued)
0.35%, 07/16/25	EUR	225	$264,431
0.37%, 06/26/23	SEK	2,000	233,314
0.63%, 09/15/26	GBP	50	67,086
1.88%, 08/10/22	USD	275	278,575
2.13%, 03/19/25	USD	248	258,024
2.38%, 08/10/27	USD	225	237,451
2.45%, 01/17/24	AUD	300	231,834
3.13%, 09/26/28	USD	310	342,965
EUROFIMA 0.00%, 07/28/26(a)(d)	EUR	100	115,457
0.10%, 05/20/30(a)	EUR	150	170,459
0.15%, 10/10/34(a)	EUR	500	552,811
0.25%, 02/09/24(a)	EUR	100	116,706
European Bank for Reconstruction & Development 0.00%, 01/10/24(d)	EUR	300	348,863
1.50%, 02/13/25	USD	275	280,448
European Investment Bank 0.00%, 11/15/35(a)(d)	EUR	800	885,265
0.38%, 05/15/26(a)	EUR	550	651,555
0.38%, 09/17/30(a)	SEK	940	103,131
0.50%, 07/19/22(a)	SEK	400	46,743
0.50%, 11/15/23(a)	EUR	750	883,204
0.50%, 11/13/37	EUR	250	297,742
0.75%, 11/15/24(a)	GBP	485	659,254
0.75%, 07/15/27	AUD	500	351,399
0.75%, 09/23/30	USD	1,121	1,045,815
0.88%, 01/30/25(a)	SEK	1,000	117,535
1.00%, 11/14/42(a)	EUR	480	627,680
1.13%, 11/15/32	EUR	250	318,359
1.25%, 11/13/26(a)	EUR	475	588,146
1.50%, 03/02/27	SEK	1,400	168,704
1.50%, 11/15/47	EUR	541	792,627
1.63%, 02/04/25(a)	CHF	100	116,147
1.63%, 10/09/29	USD	420	422,331
1.70%, 11/15/24	AUD	100	75,898
1.90%, 01/22/25(a)	CAD	100	81,883
2.13%, 04/13/26	USD	425	442,875
2.38%, 01/18/23(a)	CAD	50	41,138
2.38%, 05/24/27	USD	599	632,610
2.50%, 10/15/24(c)	USD	645	676,902
2.70%, 01/12/23(a)	AUD	150	115,574
2.88%, 06/13/25(e)	USD	200	213,640
3.30%, 02/03/28	AUD	500	404,124
IDB Trust Services Ltd., 0.04%, 12/04/24(a)	EUR	250	287,156
International Bank for Reconstruction & Development 0.63%, 11/22/27	EUR	100	119,905
2.13%, 03/03/25	USD	150	156,061
2.90%, 11/26/25	AUD	100	78,983
3.13%, 11/20/25	USD	655	708,782
International Finance Corp. 1.25%, 12/15/23	GBP	100	137,805
2.00%, 10/24/22	USD	475	483,208
2.13%, 04/07/26	USD	375	390,424
Nordic Investment Bank 0.00%, 04/30/27(a)(d)	EUR	100	115,872
0.50%, 11/03/25(a)	EUR	640	758,639

			17,988,176

Sweden — 0.8%
Kommuninvest I Sverige AB 0.25%, 11/26/27(a)	SEK	3,100	346,920

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Global Green Bond ETF (Percentages shown are based on Net Assets)

Security		Par/ Shares (000)	Value

Sweden (continued)
0.38%, 03/27/24(a)	SEK	2,000	$233,337
0.63%, 06/01/23(a)	SEK	2,000	234,688
0.88%, 05/16/29(a)	SEK	2,000	229,516
Sweden Government International Bond, 0.13%, 09/09/30(a)	SEK	7,200	822,341

			1,866,802

United Kingdom — 2.7%
Transport for London, 2.13%, 04/24/25(a)	GBP	200	281,930
United Kingdom Gilt, 1.50%, 07/31/53(a)	GBP	1,654	2,534,103
United Kingdom Gilt Bonds, 0.88%, 07/31/33(a)	GBP	2,700	3,618,340

			6,434,373

Total Foreign Government Obligations — 40.6% (Cost: $96,991,392)			96,102,557

Municipal Debt Obligations

United States — 0.0%
District of Columbia Water & Sewer Authority RB, Series A, 4.81%, 10/01/2114(c)		$75	113,395

Total Municipal Debt Obligations — 0.0% (Cost: $88,574)			113,395

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(g)(h)(i)		2,356	2,357,494

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(g)(h)	430	$430,000

		2,787,494

Total Short-Term Investments — 1.2% (Cost: $2,787,168)		2,787,494

Total Investments in Securities — 99.2% (Cost: $236,856,224)		235,107,373

Other Assets, Less Liabilities — 0.8%		1,799,142

Net Assets — 100.0%		$236,906,515

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	All or a portion of this security is on loan.
(d)	Zero-coupon bond.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Perpetual security with no stated maturity date.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$478,527	$1,879,275	(a)	$—		$(206)	$(102)	$2,357,494	2,356	$4,444	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,081,000	—		(1,651,000	)(a)	—	—	430,000	430	1,801		—

						$(206)	$(102)	$2,787,494		$6,245		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2021	iShares® Global Green Bond ETF

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	5,493,000	USD	4,127,780	BNP	11/02/21	$4,330
CAD	9,956,000	USD	8,044,082	BOA	11/02/21	514
GBP	70,000	USD	94,389	BNP	11/02/21	1,410
USD	81,075,144	EUR	69,950,000	BNP	11/02/21	212,953
USD	83,177,220	EUR	71,767,500	CITI	11/02/21	214,000
USD	46,525	EUR	40,000	JPM	11/02/21	285
CAD	295,000	USD	237,984	BOA	12/02/21	377
CAD	205,000	USD	165,383	JPM	12/02/21	258
USD	241,746	CHF	220,000	MS	12/02/21	1,279
USD	1,610,146	CNY	10,315,000	SSB	12/02/21	4,636
USD	81,330,594	EUR	69,920,000	BNP	12/02/21	455,957
USD	81,317,945	EUR	69,922,500	CITI	12/02/21	440,416
USD	3,384,889	GBP	2,460,000	BNP	12/02/21	18,192
USD	3,376,208	GBP	2,455,000	CITI	12/02/21	16,355
USD	6,278,044	GBP	4,580,000	JPM	12/02/21	9,967
USD	141,470	HKD	1,100,000	BNP	12/02/21	79
USD	466,838	NOK	3,900,000	BNP	12/02/21	5,277
USD	3,905,458	SEK	33,340,000	BNP	12/02/21	22,393

						1,408,678

CHF	220,000	USD	241,559	MS	11/02/21	(1,280)
CNY	10,315,000	USD	1,613,862	SSB	11/02/21	(1,967)
EUR	71,835,000	USD	83,503,962	BNP	11/02/21	(462,711)
EUR	69,922,500	USD	81,270,922	CITI	11/02/21	(440,521)
GBP	2,460,000	USD	3,384,837	BNP	11/02/21	(18,202)
GBP	2,455,000	USD	3,376,141	CITI	11/02/21	(16,349)
HKD	1,100,000	USD	141,458	BNP	11/02/21	(79)
NOK	3,900,000	USD	466,930	BNP	11/02/21	(5,277)
SEK	33,340,000	USD	3,904,544	BNP	11/02/21	(22,382)
USD	3,958,797	AUD	5,493,000	BOA	11/02/21	(173,313)
USD	7,812,026	CAD	9,956,000	MS	11/02/21	(232,570)
USD	235,701	CHF	220,000	UBS	11/02/21	(4,579)
USD	1,592,337	CNY	10,315,000	SSB	11/02/21	(19,558)
USD	498,908	GBP	370,000	CITI	11/02/21	(7,456)
USD	6,210,191	GBP	4,615,000	TDB	11/02/21	(105,671)
USD	141,240	HKD	1,100,000	UBS	11/02/21	(140)
USD	443,090	NOK	3,900,000	GS	11/02/21	(18,563)
USD	3,793,762	SEK	33,340,000	MS	11/02/21	(88,399)
EUR	1,830,000	USD	2,119,010	BOA	12/02/21	(2,297)
EUR	4,920,000	USD	5,697,114	JPM	12/02/21	(6,279)
GBP	105,000	USD	143,931	BOA	12/02/21	(230)
USD	4,055,994	AUD	5,393,000	BNP	12/02/21	(1,365)
USD	8,043,972	CAD	9,956,000	BOA	12/02/21	(530)

						(1,629,718)

	Net unrealized depreciation					$(221,040)

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Global Green Bond ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$1,408,678

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$1,629,718

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$12,599	$12,599
Forward foreign currency exchange contracts	4,463,301	—	4,463,301

	$4,463,301	$12,599	$4,475,900

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(813,259)	$—	$(813,259)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$160,464,165
Average amounts sold — in USD	$316,833,638

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$1,408,678	$1,629,718

Total derivative assets and liabilities in the Statement of Assets and Liabilities	1,408,678	1,629,718
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	1,408,678	1,629,718

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received    and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)

Bank of America N.A.	$891	$(891)	$—	$—	$—
BNP Paribas SA	720,591	(510,016)	—	—	210,575
Citibank N.A.	670,771	(464,326)	—	—	206,445
JPMorgan Chase Bank N.A.	10,510	(6,279)	—	—	4,231
Morgan Stanley & Co. International PLC	1,279	(1,279)	—	—	—
State Street Bank & Trust Company	4,636	(4,636)	—	—	—

	$1,408,678	$(987,427)	$—	$—	$421,251

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2021	iShares® Global Green Bond ETF

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)

Bank of America N.A.	$176,370	$(891)	$—	$—	$175,479
BNP Paribas SA	510,016	(510,016)	—	—	—
Citibank N.A.	464,326	(464,326)	—	—	—
Goldman Sachs & Co.	18,563	—	—	—	18,563
JPMorgan Chase Bank N.A.	6,279	(6,279)	—	—	—
Morgan Stanley & Co. International PLC	322,249	(1,279)	—	—	320,970
State Street Bank & Trust Company	21,525	(4,636)	—	—	16,889
Toronto Dominion Bank	105,671	—	—	—	105,671
UBS AG	4,719	—	—	—	4,719

	$1,629,718	$(987,427)	$—	$—	$642,291

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$136,103,927	$—	$136,103,927
Foreign Government Obligations	—	96,102,557	—	96,102,557
Municipal Debt Obligations	—	113,395	—	113,395
Money Market Funds	2,787,494	—	—	2,787,494

	$2,787,494	$232,319,879	$—	$235,107,373

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$1,408,678	$—	$1,408,678
Liabilities
Forward Foreign Currency Exchange Contracts	—	(1,629,718)	—	(1,629,718)

	$—	$(221,040)	$—	$(221,040)

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2021

	iShares 0-5 Year Investment Grade Corporate Bond ETF	iShares Global Green Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,504,954,970	$232,319,879
Affiliated(c)	125,829,752	2,787,494
Cash	2,417,882	10,170
Foreign currency, at value(d)	—	1,462,012
Cash pledged:
Futures contracts	—	13,000
Receivables:
Investments sold	8,650,637	12,871,126
Securities lending income — Affiliated	14,821	306
Variation margin on futures contracts	—	426
Capital shares sold	172,097	—
Dividends	36	98
Interest	18,406,960	1,033,269
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	1,408,678

Total assets	2,660,447,155	251,906,458

LIABILITIES
Collateral on securities loaned, at value	124,061,911	2,357,858
Payables:
Investments purchased	13,791,649	10,972,070
Capital shares redeemed	568,739	—
Investment advisory fees	129,179	40,297
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	1,629,718

Total liabilities	138,551,478	14,999,943

NET ASSETS	$2,521,895,677	$236,906,515

NET ASSETS CONSIST OF:
Paid-in capital	$2,512,208,926	$237,230,263
Accumulated earnings (loss)	9,686,751	(323,748)

NET ASSETS	$2,521,895,677	$236,906,515

Shares outstanding	49,100,000	4,350,000

Net asset value	$51.36	$54.46

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$120,322,393	$2,303,921
(b) Investments, at cost — Unaffiliated	$2,500,073,506	$234,069,056
(c) Investments, at cost — Affiliated	$125,790,540	$2,787,168
(d) Foreign currency, at cost	$—	$1,446,973

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Operations

Year Ended October 31, 2021

	iShares 0-5 Year Investment Grade Corporate Bond ETF	iShares Global Green Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$6,574	$1,801
Interest — Unaffiliated	37,590,018	1,489,696
Securities lending income — Affiliated — net	173,455	4,444
Other income — Unaffiliated	596	446
Foreign taxes withheld	—	(127)

Total investment income	37,770,643	1,496,260

EXPENSES
Investment advisory fees	1,415,260	500,649
Miscellaneous	173	86

Total expenses	1,415,433	500,735

Less:
Investment advisory fees waived	—	(100,130)

Total expenses after fees waived	1,415,433	400,605

Net investment income	36,355,210	1,095,655

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	4,663,766	(563,097)
Investments — Affiliated	(12,082)	(206)
In-kind redemptions — Unaffiliated	12,237,770	—
Futures contracts	—	12,599
Forward foreign currency exchange contracts	—	4,463,301
Foreign currency transactions	—	(18,192)

Net realized gain	16,889,454	3,894,405

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(45,278,292)	(8,572,115)
Investments — Affiliated	(5,863)	(102)
Forward foreign currency exchange contracts	—	(813,259)
Foreign currency translations	—	1,175

Net change in unrealized appreciation (depreciation)	(45,284,155)	(9,384,301)

Net realized and unrealized loss	(28,394,701)	(5,489,896)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,960,509	$(4,394,241)

See notes to financial statements.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares 0-5 Year Investment Grade Corporate Bond ETF		iShares Global Green Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$36,355,210	$49,717,366	$1,095,655	$662,626
Net realized gain (loss)	16,889,454	21,356,548	3,894,405	(2,954,988)
Net change in unrealized appreciation (depreciation)	(45,284,155)	12,171,222	(9,384,301)	6,348,653

Net increase (decrease) in net assets resulting from operations	7,960,509	83,245,136	(4,394,241)	4,056,291

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(38,988,629)	(51,586,993)	(384,864)	(1,921,609)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	490,785,692	96,194,734	108,214,385	98,335,825

NET ASSETS
Total increase in net assets	459,757,572	127,852,877	103,435,280	100,470,507
Beginning of year	2,062,138,105	1,934,285,228	133,471,235	33,000,728

End of year	$2,521,895,677	$2,062,138,105	$236,906,515	$133,471,235

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Financial Highlights

(For a share outstanding throughout each period)

	iShares 0-5 Year Investment Grade Corporate Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$52.01	$51.17	$49.43	$50.49	$50.63

Net investment income(a)	0.80	1.27	1.48	1.27	1.02
Net realized and unrealized gain (loss)(b)	(0.57)	0.90	1.71	(1.18)	(0.18)

Net increase from investment operations	0.23	2.17	3.19	0.09	0.84

Distributions(c)
From net investment income	(0.87)	(1.32)	(1.45)	(1.15)	(0.98)
From net realized gain	(0.01)	(0.01)	—	—	—

Total distributions	(0.88)	(1.33)	(1.45)	(1.15)	(0.98)

Net asset value, end of year	$51.36	$52.01	$51.17	$49.43	$50.49

Total Return(d)
Based on net asset value	0.44%	4.31%	6.55%	0.18%	1.68%

Ratios to Average Net Assets
Total expenses	0.06%	0.06%	0.06%	0.06%	0.07%

Net investment income	1.54%	2.48%	2.95%	2.56%	2.02%

Supplemental Data
Net assets, end of year (000)	$2,521,896	$2,062,138	$1,934,285	$1,418,761	$610,937

Portfolio turnover rate(e)	23%	29%	20%	15%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global Green Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20		Period From 11/13/18 to 10/31/19	(a)

Net asset value, beginning of period	$55.61	$55.00		$50.00

Net investment income(b)	0.30	0.49		0.77

Net realized and unrealized gain (loss)(c)	(1.29)	2.10		5.19

Net increase (decrease) from investment operations	(0.99)	2.59		5.96

Distributions(d)

From net investment income	(0.16)	(1.64)		(0.96)

From net realized gain	—	(0.34)		—

Total distributions	(0.16)	(1.98)		(0.96)

Net asset value, end of period	$54.46	$55.61		$55.00

Total Return(e)

Based on net asset value	(1.82)%	4.89	%(f)	11.99	%(g)

Ratios to Average Net Assets

Total expenses	0.25%	0.25%		0.25	%(h)

Total expenses after fees waived	0.20%	0.20%		0.20	%(h)

Net investment income	0.55%	0.90%		1.51	%(h)

Supplemental Data

Net assets, end of period (000)	$236,907	$133,471		$33,001

Portfolio turnover rate(i)	24%	16%		21	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Not annualized.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

0-5 Year Investment Grade Corporate Bond	Diversified
Global Green Bond	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g.,forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

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Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

0-5 Year Investment Grade Corporate Bond
Barclays Bank PLC	$7,328,294	$7,328,294		$—	$—
BNP Paribas SA	18,126,303	18,126,303		—	—
BofA Securities, Inc	9,234,891	9,234,891		—	—
Citigroup Global Markets, Inc.	2,172,415	2,172,415		—	—
Credit Suisse Securities (USA) LLC	137,727	137,727		—	—
Deutsche Bank Securities, Inc.	5,550,473	5,550,473		—	—
Goldman Sachs & Co. LLC	11,576,334	11,576,334		—	—
HSBC Securities (USA), Inc	8,395,418	8,395,418		—	—
J.P. Morgan Securities LLC	40,068,026	40,068,026		—	—
Morgan Stanley	11,607,431	11,607,431		—	—
Scotia Capital (USA), Inc.	1,704,848	1,704,848		—	—
Toronto Dominion Bank	986,050	986,050		—	—
Wells Fargo Securities LLC	3,434,183	3,434,183		—	—

	$120,322,393	$120,322,393		$—	$—

Global Green Bond
Barclays Capital, Inc	$556,214	$556,214		$—	$—
BofA Securities, Inc	278,833	278,833		—	—
Citigroup Global Markets, Inc.	260,578	260,578		—	—
J.P. Morgan Securities LLC	885,419	885,419		—	—
Morgan Stanley	95,470	95,470		—	—
RBC Capital Markets LLC	50,086	50,086		—	—
Scotia Capital (USA), Inc.	177,321	177,321		—	—

	$2,303,921	$2,303,921		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the

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Notes to Financial Statements  (continued)

securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) .

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

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Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

0-5 Year Investment Grade Corporate Bond	0.06%

Global Green Bond	0.25

Expense Waivers: The total of the investment advisory fee and any fund other expenses are a fund’s total annual operating expenses. For the iShares Global Green Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee through March 1, 2022 in order to limit the Fund’s total annual operating expenses after fee waiver to 0.20% of average daily net assets.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

Global Green Bond	$100,130

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

0-5 Year Investment Grade Corporate Bond	$72,344
Global Green Bond	1,792

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

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Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

0-5 Year Investment Grade Corporate Bond	$7,773,697	$3,742,334	$76,556

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

0-5 Year Investment Grade Corporate Bond	$630,657,867	$535,674,191
Global Green Bond	67,636,139	46,138,245

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

0-5 Year Investment Grade Corporate Bond	$1,042,724,222	$557,804,422
Global Green Bond	91,894,566	—

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to certain deemed distributions, undistributed capital gains and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

0-5 Year Investment Grade Corporate Bond	$13,062,227	$(13,062,227)
Global Green Bond	99,751	(99,751)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20

0-5 Year Investment Grade Corporate Bond
Ordinary income	$38,680,174	$51,586,993
Long-term capital gains	308,455	—

	$38,988,629	$51,586,993

Global Green Bond

Ordinary income	$384,864	$1,921,609

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total

0-5 Year Investment Grade Corporate Bond	$3,328,057	$3,170,676	$—		$3,188,018		$9,686,751
Global Green Bond	1,742,249	—	(493,646)		(1,572,351)		(323,748)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, amortization methods for premiums and discounts on fixed income securities and the classification of investments.

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
0-5 Year Investment Grade Corporate Bond	$2,627,596,704	$14,181,419	$(10,993,401)	$3,188,018
Global Green Bond	236,683,659	3,963,202	(5,539,488)	(1,576,286)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20

iShares ETF	Shares	Amount	Shares	Amount

0-5 Year Investment Grade Corporate Bond

Shares sold	20,500,000	$1,062,825,693	16,200,000	$834,217,666

Shares redeemed	(11,050,000)	(572,040,001)	(14,350,000)	(738,022,932)

Net increase	9,450,000	$490,785,692	1,850,000	$96,194,734

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

	Year Ended 10/31/21		Year Ended 10/31/20

iShares ETF	Shares	Amount	Shares	Amount

Global Green Bond
Shares sold	1,950,000	$108,214,385	1,800,000	$98,335,825

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares 0-5 Year Investment Grade Corporate Bond ETF and iShares Global Green Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares 0-5 Year Investment Grade Corporate Bond ETF and iShares Global Green Bond ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	59

Important Tax Information (unaudited)

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned for the fiscal year ended October 31, 2021:

iShares ETF	Foreign Source Income Earned

Global Green Bond	$1,091,996

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends

0-5 Year Investment Grade Corporate Bond	$37,835,072

Global Green Bond	1,272,471

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends

0-5 Year Investment Grade Corporate Bond	$29,423,800

Global Green Bond	354,997

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended October 31, 2021:

iShares ETF	20% Rate Long-Term Capital Gain Dividends

0-5 Year Investment Grade Corporate Bond	$1,078,238

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares 0-5 Year Investment Grade Corporate Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	61

Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Global Green Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (BIL) and BlackRock (Singapore) Limited (BSL), (together the Advisory Agreements”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited (BIL) and BlackRock (Singapore) Limited (BSL); (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited (BIL) and BlackRock (Singapore) Limited (BSL) for sub-advisory services, and there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited (BIL) and BlackRock (Singapore) Limited (BSL) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited (BIL) and BlackRock (Singapore) Limited (BSL), which were provided at the May 7, 2021 meeting and throughout the year and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	63

Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

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Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

0-5 Year Investment Grade Corporate Bond	$0.870817	$0.007673	$—	$0.878490	99%	1%	—%	100%

Global Green Bond(a)	0.083773	—	0.076587	0.160360	52	—	48	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	65

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)  Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)  Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).

Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	67

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

CMT	Constant Maturity Treasury

LIBOR	London Interbank Offered Rate

RB	Revenue Bond

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

Counterparty Abbreviations

BNP	BNP Paribas SA

BOA	Bank of America N.A.

Currency Abbreviations

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

NOK	Norwegian Krone

SEK	Swedish Krona

USD	United States Dollar

Counterparty Abbreviations (continued)

CITI	Citibank N.A.

GS	Goldman Sachs & Co.

JPM	JPMorgan Chase Bank N.A.

MS	Morgan Stanley & Co. International PLC

SSB	State Street Bank and Trust Co.

TDB	Toronto Dominion Bank

UBS	UBS AG

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	69

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited or Markit Indices Limited, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1021-1021

OCTOBER 31, 2021

2021 Annual Report

iShares Trust

•	iShares CMBS ETF | CMBS | NYSE Arca
•	iShares GNMA Bond ETF | GNMA | NASDAQ
•	iShares Treasury Floating Rate Bond ETF | TFLO | NYSE Arca
•	iShares U.S. Treasury Bond ETF | GOVT | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.91%	42.91%
U.S. small cap equities (Russell 2000® Index)	1.85	50.80
International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18
Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market declined slightly for the 12 months ended October 31, 2021 (“reporting period”). The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -0.48%.

The U.S. economy continued to recover from the effects of the coronavirus pandemic, growing at a brisk pace during the reporting period. Driven by strong consumer spending and significant fiscal and monetary stimulus, U.S. growth outpaced most other developed economies. An ongoing COVID-19 vaccination program helped accelerate the easing of pandemic-related restrictions, and consumers returned to activities that were previously curtailed, such as travel, restaurant dining, and in-person shopping. Spending on goods also remained elevated, leading imports to rise to an all-time high.

However, this robust consumer demand combined with continued pandemic-related disruptions to the global supply chain led to significantly higher inflation. Similarly, in the labor market, the reopening economy and pent-up demand meant that hiring accelerated, and the unemployment rate fell substantially. Nonetheless, total employment remained notably below pre-pandemic levels and job openings reached a record high despite rising wages. Elevated demand drove an increase in industrial production, although rising commodities prices and supply delays constrained growth, particularly late in the reporting period. The emergence of the highly contagious Delta variant, which was responsible for a significant rise in cases beginning late in summer 2021, also weighed on the economy.

The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchasing program. The Fed indicated that it would begin slowing its bond buying activities late in 2021 and signaled that an interest rate increase could be possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

U.S. Treasuries declined, as inflation increased, and investors moved toward equities and lower-rated bonds. Rising domestic inflation expectations pressured U.S. Treasuries, which typically lose value in an inflationary environment. U.S. Treasury yields (which move inversely to prices) began the reporting period near historic lows, but generally rose as inflation increased and the economy continued to strengthen. Yields of U.S. Treasuries with intermediate- and long-term maturities, which are more sensitive to inflation, generally increased more than short-term U.S. Treasuries. However, long-term U.S. Treasury yields rose less than intermediate-term U.S. Treasury yields, with two-year, 10-year, and 30-year U.S. Treasury yields rising by 0.34%, 0.67%, and 0.28%, respectively.

Mortgage-backed securities (“MBS”) declined slightly, despite ongoing support from Fed bond purchasing. MBS performance was constrained by prepayments, as homeowners took advantage of low mortgage rates to refinance their mortgages at a lower interest rate.

On the upside, most corporate bonds advanced for the reporting period, particularly lower-rated corporate bonds. A narrowing yield spread (the difference between yields on corporate bonds and U.S. Treasuries) buoyed the performance of corporate bonds compared to U.S. Treasuries. Investors’ ongoing search for yield in a low interest rate environment drove the decline in the yield spread and supported corporate bond prices. High-yield bonds gained the most, as investors’ concerns about solvency abated alongside the growing economy, and the Fed’s support led to high investor confidence. Corporate bond issuance was elevated by historical standards as companies took advantage of low yields to refinance and lock in advantageous borrowing costs.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® CMBS ETF

Investment Objective

The iShares CMBS ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade commercial mortgage-backed securities, as represented by the Bloomberg U.S. CMBS (ERISA Only) Index (the “Index”) (formerly the Bloomberg Barclays U.S. CMBS (ERISA Only) Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.29%	3.11%	3.22%	0.29%	16.53%	36.10%
Fund Market	0.15	3.15	3.23	0.15	16.75	36.20
Index	0.59	3.38	3.57	0.59	18.09	40.62

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,003.40	$1.26		$1,000.00	$1,023.90	$1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® CMBS ETF

Portfolio Management Commentary

Commercial mortgage-backed securities (“CMBS”) advanced modestly for the reporting period, as rising longer-term bond yields drove CMBS prices lower. However, the annual income from CMBS offset modest price declines.

From a supply and demand perspective, strong investor demand for yield supported CMBS, which have higher yields than U.S. Treasuries to compensate for the additional credit risk. Issuance was brisk during the first half of 2021, although the composition of issuance changed markedly. Bridge loans, which are loans intended to provide short-term financing for budget gaps, and single-asset, single-buyer loans drove issuance, while conduit loans, which pool borrowers to create securitized loans, became a much smaller portion of overall lending.

The credit environment improved significantly during the reporting period, as the commercial mortgage market continued to recover from the disruption of the coronavirus pandemic. The delinquency rate for CMBS loans declined sharply in every borrower segment, as policies like loan forbearance and pandemic relief for businesses early in the reporting period reduced credit distress, while the economic recovery helped restore the financial strength of many businesses.

The sectors hardest hit by the pandemic, including lodging and retail, continued to have the highest delinquency rates, but the rate of late payments also fell the most in those sectors. However, forbearance, loan modifications, and pandemic relief only forestalled credit stress, prompting Fed Chairman Jerome Powell to warn of the potential for loan defaults that could result from possible long-term shifts in demand for retail, lodging, and office space.

From a credit perspective, non-rated CMBS were the largest contributors to the Index’s return while the highest-rated lowest-yielding bonds detracted slightly from the Index’s performance. Intermediate-term bonds, which represented 90% of the Index on average, drove performance from a maturity perspective.

Portfolio Information

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	75.9%
Aa	4.0
A	0.6
Baa	0.1
Not Rated	19.4

ALLOCATION BY MATURITY
Maturity	Percent of Total Investments	(a)
0-1 Year	0.1%
1-5 Years	11.9
5-10 Years	29.7
10-15 Years	2.4
20-25 Years	3.8
25-30 Years	32.2
30-35 Years	14.2
35-40 Years	3.9
More than 40 Years	1.8

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® GNMA Bond ETF

Investment Objective

The iShares GNMA Bond ETF (the “Fund”) seeks to track the investment results of an index composed of mortgage-backed pass-through securities guaranteed by the Government National Mortgage Association (GNMA or Ginnie Mae), as represented by the Bloomberg U.S. GNMA Bond Index (the “Index”) (formerly the Bloomberg Barclays U.S. GNMA Bond Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(1.14)%	1.71%	1.69%	(1.14)%	8.83%	17.73%
Fund Market	(1.33)	1.66	1.68	(1.33)	8.60	17.59
Index	(0.96)	1.87	2.00	(0.96)	9.70	21.17

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$991.20	$0.65		$1,000.00	$1,024.60	$0.66		0.13%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021 (continued)	iShares® GNMA Bond ETF

Portfolio Management Commentary

Mortgage-backed securities (“MBS”) guaranteed by the Government National Mortgage Association (“GNMA”) declined for the reporting period. During the reporting period, the 10-year U.S. Treasury bond yield, an important barometer for mortgage lending rates, increased from 0.88% to 1.55%. However, the average interest rate for a 30-year fixed-rate conforming mortgage increased by a smaller amount — from 2.81% at the beginning of the reporting period to 3.14% at the end of the reporting period. Rising interest rates typically lead to lower prices on fixed-rate bonds, including GNMA MBS, and this inverse relationship contributed to the Index’s overall decline.

GNMA issuance increased substantially during the reporting period amid strong growth in the mortgage market. The Fed’s mortgage purchasing program and elevated sales of new and existing homes were key sources of demand for MBS. COVID-19 relief policies, such as a moratorium on foreclosures and loan forbearance, also supported the mortgage market, in which loan delinquency fell sharply from a relatively high level.

Interest rates on mortgages began to increase in January 2021, which led to a surge in refinancing activity as homeowners sought to lock in historically low interest rates. Interest rates rose steadily before falling again during the summer, spurring another wave of refinancing until rising interest rates sharply curtailed mortgage refinancing. While the increase in interest rates decreased the price of existing MBS, it also decreased prepayment risk, which can negatively affect the value of the Index. Reflecting the decreased refinancing activity, the approximate weighted average life of the mortgages represented by the Index rose from 3.9 years to 4.4 years. Mortgages with a weighted average life between 3-7 years, which represented approximately 82% of the Index on average, detracted the most from the Index’s return.

Portfolio Information

ALLOCATION BY MATURITY
Maturity	Percent of Total Investments	(a)
0-1 Year	2.1%
5-10 Years	1.5
10-15 Years	0.5
15-20 Years	0.1
20-25 Years	11.7
25-30 Years	66.8
30-35 Years	17.3

FIVE LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Government National Mortgage Association, 2.00%, 11/18/51	12.6%
Government National Mortgage Association, 2.00%, 04/20/51	10.3
Government National Mortgage Association, 2.50%, 08/20/51	6.3
Government National Mortgage Association, 2.50%, 07/20/51	4.7
Government National Mortgage Association, 2.50%, 11/18/51	3.9

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Treasury Floating Rate Bond ETF

Investment Objective

The iShares Treasury Floating Rate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury floating rate bonds, as represented by the Bloomberg U.S. Treasury Floating Rate Bond Index (the “Index”) (formerly the Bloomberg Barclays U.S. Treasury Floating Rate Bond Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(0.04)%	1.06%	0.76%	(0.04)%	5.43%	6.00%
Fund Market	(0.04)	1.07	0.75	(0.04)	5.45	6.00
Index	0.11	1.21	0.86	0.11	6.18	6.85

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/3/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$999.60	$0.76		$1,000.00	$1,024.40	$0.77		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2021 (continued)	iShares® Treasury Floating Rate Bond ETF

Portfolio Management Commentary

Investment-grade floating-rate bonds posted a modestly positive performance for the reporting period. The Index is composed of U.S. dollar-denominated bonds with interest rates that reset periodically. As a consequence of this reset, floating-rate bonds typically advance in a rising interest rate environment, as their yields reset at higher levels. However, while yields rose for many bonds, particularly long- and intermediate-term bonds, most floating-rate bonds are benchmarked to short-term interest rates. The Fed kept short-term interest rates unchanged during the reporting period, and yields of U.S. Treasuries dated less than one year declined slightly, which supported the Index’s performance. Additionally, strong investor demand for fixed-income instruments with variable yields that rise with interest rates also benefited the Index’s return.

Measures that are commonly used as a reference for resetting the yields of floating-rate bonds, such as the London Interbank Offered Rate and the Secured Overnight Financing Rate, declined slightly. Consequently, the overall impact of the interest rate environment varied depending on the particular measures used to reset yields, and the majority of the Index’s return came from interest earned on the bonds in the Index rather than price appreciation.

Corporate and government-related bonds both contributed to the Index’s performance, with corporate bonds driving the majority of the gain. Among corporate bonds, banks, which represented approximately 51% of the Index on average for the reporting period, were the leading contributors to the Index’s return. Banks are typically the largest issuers of floating-rate corporate bonds because they help reduce sensitivity to changing interest rates. Strong balance sheets and diverse revenue streams led to improving balance sheets and robust investor demand for bank floating-rate bonds. Consumer cyclicals company bonds also advanced as automotive company debt gained despite production cuts due to a semiconductor shortage.

Portfolio Information

ALLOCATION BY MATURITY
Maturity	Percent of Total Investments	(a)
0-1 Year	52.1%
1-2 Years	47.9

FIVE LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
U.S. Treasury Floating Rate Note, 0.11%, 10/31/22	51.1%
U.S. Treasury Floating Rate Note, 0.08%, 07/31/23	21.6
U.S. Treasury Floating Rate Note, 0.10%, 01/31/23	16.9
U.S. Treasury Floating Rate Note, 0.09%, 04/30/23	9.3
U.S. Treasury Floating Rate Note, 0.17%, 04/30/22	0.4

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® U.S. Treasury Bond ETF

Investment Objective

The iShares U.S. Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds, as represented by the ICE U.S. Treasury Core Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(2.58)%	2.32%	2.08%	(2.58)%	12.17%	22.12%
Fund Market	(2.33)	2.34	2.09	(2.33)	12.25	22.25
Index	(2.46)	2.44	2.18	(2.46)	12.83	23.32

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE U.S. Treasury Core Bond Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE U.S. Treasury Core Bond Index. Historical index data from 7/1/2016 through 2/28/2021 is for the 3pm pricing variant of the ICE U.S. Treasury Core Bond Index. Historical index data prior to 7/1/2016 is for the Barclays U.S. Treasury Bond Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,009.50	$0.25		$1,000.00	$1,025.00	$0.26		0.05%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2021 (continued)	iShares® U.S. Treasury Bond ETF

Portfolio Management Commentary

Intermediate- and long-term U.S. Treasury prices declined, and their yields rose, during the reporting period in response to rising inflation. Inflation, as measured by the Consumer Price Index, increased to a 31-year high of 6.2% year-over-year as of October 2021, as disruptions related to the coronavirus pandemic led to a combination of pent-up consumer demand and supply-chain shortages. Specifically, costs linked to shelter, food, new vehicles, and energy drove the majority of price increases. Likewise, labor shortages and job resignations drove wage growth to a 40-year high, which added to inflationary pressure.

In addition to concerns about the possibility of longer-term inflation, U.S. Treasury bond yields increased following the Fed’s announcement that it plans to begin scaling back its bond-buying program as early as November 2021, with the goal of winding down the program entirely by mid-year 2022. The monthly bond-buying program, which provides liquidity to markets, has been one of the Fed’s key initiatives for providing support to the U.S. economy during the pandemic. The Fed also signaled the possibility of raising interest rates in 2022.

Massive issuance of U.S. Treasuries to finance the second largest, annual federal budget deficit, following record issuance in 2020, raised concerns about the market’s ability to absorb monthly auctions of U.S. Treasuries without higher interest rates. Growing revenue from income tax late in the reporting period allowed the U.S. Treasury to set expectations for smaller but still substantial auctions. In this environment, intermediate- and long-term U.S. Treasury yields increased more than those of shorter-term maturities. In contrast, yields of two- to three-year U.S. Treasury bonds declined slightly during the reporting period.

Portfolio Information

ALLOCATION BY MATURITY
Maturity	Percent of Total Investments	(a)
0-1 Year	0.1%
1-5 Years	53.3
5-10 Years	25.4
15-20 Years	2.8
More than 20 Years	18.4

FIVE LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
U.S. Treasury Note/Bond, 0.25%, 05/15/24	6.2%
U.S. Treasury Note/Bond, 0.38%, 08/15/24	5.5
U.S. Treasury Note/Bond, 1.88%, 02/15/51	5.1
U.S. Treasury Note/Bond, 3.75%, 11/15/43	5.0
U.S. Treasury Note/Bond, 0.38%, 04/15/24	3.9

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	13

Schedule of Investments October 31, 2021	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 68.5%
Banc of America Commercial Mortgage Trust
Series 2016-UB10, Class A4, 3.17%, 07/15/49 (Call 04/15/26)	$800	$849,000
Series 2016-UB10, Class B, 3.79%, 07/15/49 (Call 05/15/26)	250	265,855
Series 2017-BNK3, Class A3, 3.31%, 02/15/50 (Call 11/15/26)	1,365	1,452,887
Series 2017-BNK3, Class A4, 3.57%, 02/15/50 (Call 01/15/27)	1,000	1,088,194
Series 2017-BNK3, Class B, 3.88%, 02/15/50 (Call 01/15/27)(a)	830	897,862
BANK
Series 2017-BNK4, Class AS, 3.78%, 05/15/50 (Call 03/15/27)	1,500	1,622,228
Series 2017-BNK4, Class ASB, 3.42%, 05/15/50 (Call 10/15/26)	300	316,977
Series 2017-BNK4, Class C, 4.37%, 05/15/50 (Call 03/15/27)(a)	485	524,655
Series 2017-BNK5, Class A4, 3.13%, 06/15/60 (Call 05/15/27)	1,960	2,085,932
Series 2017-BNK7, Class A5, 3.44%, 09/15/60 (Call 09/15/27)	220	239,116
Series 2017-BNK7, Class B, 3.95%, 09/15/60 (Call 09/15/27)	500	539,227
Series 2017-BNK8, Class A3, 3.23%, 11/15/50 (Call 10/15/27)	1,000	1,069,197
Series 2017-BNK8, Class AS, 3.73%, 11/15/50 (Call 11/15/27)	1,000	1,089,656
Series 2018-BN10, Class A5, 3.69%, 02/15/61 (Call 01/15/28)	1,500	1,651,610
Series 2018-BN10, Class C, 4.16%, 02/15/61 (Call 02/15/28)(a)	800	855,614
Series 2018-BN14, Class A3, 3.97%, 09/15/60 (Call 07/15/28)	600	666,346
Series 2018-BN14, Class AS, 4.48%, 09/15/60 (Call 09/15/28)(a)	500	569,020
Series 2018-BN14, Class B, 4.58%, 09/15/60 (Call 09/15/28)(a)	750	850,661
Series 2019-BN16, Class AS, 4.27%, 02/15/52 (Call 01/15/29)	262	296,999
Series 2019-BN18, Class A2, 3.47%, 05/15/62 (Call 05/15/24)	830	872,014
Series 2019-BN19, Class A3, 2.93%, 08/15/61 (Call 05/15/29)	3,000	3,147,205
Series 2019-BN19, Class A3, 3.18%, 08/15/61 (Call 07/15/29)	497	535,715
Series 2019-BN20, Class A2, 2.76%, 09/15/62	500	518,185
Series 2019-BN20, Class A3, 3.01%, 09/15/62	1,000	1,065,927
Series 2019-BN20, Class B, 3.40%, 09/15/62(a)	1,000	1,073,521
Series 2019-BN21, Class A4, 2.60%, 10/17/52 (Call 08/15/29)	2,000	2,065,940
Series 2019-BN21, Class A5, 2.85%, 10/17/52 (Call 09/15/29)	1,500	1,581,920
Series 2019-BN21, Class B, 3.21%, 10/17/52 (Call 10/15/29)(a)	1,000	1,054,047
Series 2019-BN22, Class A3, 2.73%, 11/15/62 (Call 09/15/29)	1,000	1,040,621

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2019-BN22, Class A4, 2.98%, 11/15/62 (Call 10/15/29)	$820	$871,915
Series 2019-BN24, Class ASB, 2.93%, 11/15/62 (Call 03/15/29)	1,000	1,059,960
Series 2019-BNK16, Class A4, 4.01%, 02/15/52 (Call 01/15/29)	2,100	2,366,728
Series 2020, Class A5, 2.65%, 01/15/63 (Call 01/15/30)	1,000	1,039,512
Series 2020-BN25, Class A3, 2.39%, 01/15/63 (Call 01/15/27)	1,000	1,016,969
Series 2020-BN26, Class B, 2.91%, 03/15/63 (Call 03/15/30)(a)	250	260,466
Series 2020-BN27, Class AS, 2.55%, 04/15/63 (Call 03/15/30)	1,000	1,026,205
Series 2020-BN28, Class A4, 1.84%, 03/15/63 (Call 09/15/30)	500	487,841
Series 2020-BN29, Class C, 3.03%, 11/15/53 (Call 12/15/30)(a)	520	522,468
Series 2021-BN32, Class AS, 2.64%, 04/15/54	2,000	2,077,423
Series 2021-BN34, Class A5, 2.44%, 06/15/63 (Call 06/15/31)	244	249,158
Series 2021-BN35, Class B, 2.53%, 06/15/64 (Call 07/15/31)	1,000	998,366
Series2017-BNK4, Class A4, 3.63%, 05/15/50 (Call 03/15/27)	1,000	1,092,407
Serise BN23, Class C, 3.62%, 12/15/52 (Call 12/15/29)(a)	500	532,636
Barclays Commercial Mortgage Trust
Series 2019-C3, Class A4, 3.58%, 05/15/52 (Call 04/15/29)	1,746	1,923,583
Series 2019-C4, Class A5, 2.92%, 08/15/52 (Call 07/15/29)	2,000	2,115,124
Series 2019-C5, Class A2, 3.04%, 11/15/52 (Call 10/15/24)	678	705,307
Series 2019-C5, Class A4, 3.06%, 11/15/52 (Call 10/15/29)	2,000	2,137,300
BBCMS Mortgage Trust
BBCMS 2020-C7, Class AS, 2.44%, 04/15/53 (Call 03/15/30)	300	301,971
Series 2017-C1, Class A2, 3.19%, 02/15/50 (Call 02/15/22)	882	886,871
Series 2017-C1, Class A4, 3.67%, 02/15/50 (Call 02/15/27)	2,000	2,180,405
Series 2018-C2, Class A5, 4.31%, 12/15/51 (Call 12/15/28)	2,250	2,576,397
Series 2018-C2, Class C, 4.97%, 12/15/51 (Call 12/15/28)(a)	250	285,408
Series 2020-C6, Class A4, 2.64%, 02/15/53 (Call 01/15/30)	3,000	3,114,083
Series 2020-C8, Class A5, 2.04%, 10/15/53 (Call 10/15/30)	1,000	990,210
BBCMS Trust
Class C, 2.84%, 07/15/54 (Call 06/15/31)	500	495,364
Series 2021-C10, Class A5, 2.49%, 07/15/54 (Call 06/15/31)	3,000	3,075,576
Series 2021-C10, Class AS, 2.68%, 07/15/54 (Call 06/15/31)	1,000	1,024,112
Series 2021-C10, Class B, 2.49%, 07/15/54 (Call 06/15/31)	1,000	1,000,111
Benchmark Mortgage Trust
BMARK 2020-B18 AM, Class AM, 2.34%, 07/15/53 (Call 07/11/30)	430	429,210
Series 2018-B1, Class A2, 3.57%, 01/15/51 (Call 01/15/23)	1,250	1,283,971
Series 2018-B1, Class A5, 3.67%, 01/15/51 (Call 12/15/27)(a)	1,000	1,099,736
Series 2018-B1, Class AM, 3.88%, 01/15/51 (Call 12/15/27)(a)	500	548,924
Series 2018-B2, Class A2, 3.66%, 02/15/51 (Call 12/15/24)	600	614,592
Series 2018-B2, Class A4, 3.61%, 02/15/51 (Call 11/15/27)	1,350	1,473,623
Series 2018-B2, Class A5, 3.88%, 02/15/51 (Call 01/15/28)(a)	1,750	1,947,297

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2018-B2, Class AS, 4.08%, 02/15/51 (Call 01/15/28)(a)	$1,000	$1,109,759
Series 2018-B2, Class C, 4.20%, 02/15/51 (Call 02/15/28)(a)	500	541,505
Series 2018-B3, Class A5, 4.03%, 04/10/51 (Call 02/10/28)	1,000	1,122,011
Series 2018-B4, Class A2, 3.98%, 07/15/51	478	498,305
Series 2018-B4, Class A5, 4.12%, 07/15/51(a)	2,023	2,285,925
Series 2018-B4, Class ASB, 4.06%, 07/15/51(a)	464	510,862
Series 2018-B4, Class C, 4.55%, 07/15/51(a)	400	438,912
Series 2018-B5, Class A4, 4.21%, 07/15/51 (Call 07/15/28)	2,500	2,842,586
Series 2018-B5, Class AS, 4.42%, 07/15/51 (Call 07/15/28)	1,000	1,131,971
Series 2018-B5, Class B, 4.57%, 07/15/51 (Call 07/15/28)	500	568,386
Series 2018-B7, Class A4, 4.51%, 05/15/53 (Call 10/15/28)(a)	1,000	1,158,547
Series 2018-B7, Class B, 4.86%, 05/15/53 (Call 11/15/28)(a)	400	461,861
Series 2018-B8, Class A4, 3.96%, 01/15/52 (Call 07/15/28)	1,000	1,103,440
Series 2018-B8, Class A5, 4.23%, 01/15/52 (Call 12/15/28)	1,000	1,140,354
Series 2018-B8, Class AS, 4.53%, 01/15/52 (Call 12/15/28)(a)	1,563	1,788,725
Series 2019-B10, Class AM, 3.98%, 03/15/62	600	666,916
Series 2019-B11, Class A5, 3.54%, 05/15/52 (Call 05/15/29)	1,000	1,100,310
Series 2019-B11, Class AS, 3.78%, 05/15/52 (Call 05/15/29)	500	549,786
Series 2019-B11, Class B, 3.96%, 05/15/52 (Call 05/15/29)(a)	500	554,239
Series 2019-B13, Class AM, 3.18%, 08/15/57 (Call 10/15/29)	1,000	1,059,538
Series 2019-B13, Class C, 3.84%, 08/15/57 (Call 10/15/29)(a)	500	530,612
Series 2019-B14, Class A5, 3.05%, 12/15/62 (Call 11/15/29)	500	533,509
Series 2019-B9, Class A5, 4.02%, 03/15/52 (Call 01/15/29)	1,000	1,127,547
Series 2019-B9, Class C, 4.97%, 03/15/52 (Call 01/15/29)(a)	250	284,448
Series 2020-B16, Class A5, 2.73%, 02/15/53 (Call 01/15/30)	1,990	2,077,904
Series 2020-B16, Class AM, 2.94%, 02/15/53 (Call 01/15/30)(a)	1,000	1,041,852
Series 2020-B17, Class C, 3.37%, 03/15/53 (Call 03/15/30)(a)	250	259,074
Series 2020-B19, Class B, 2.35%, 09/15/53 (Call 09/15/30)	450	446,094
Series 2020-B20, Class B, 2.53%, 10/15/53 (Call 10/15/30)	500	505,562
Series 2020-B21, Class A5, 2.25%, 12/17/53 (Call 12/15/30)	500	494,566
Series 2020-B22, Class A5, 1.97%, 01/15/54 (Call 12/15/30)	1,000	983,460
Series 2020-IG1, Class A3, 2.69%, 09/15/43 (Call 01/15/30)	1,750	1,812,216
Series 2021-B23, Class AS, 2.27%, 02/15/54 (Call 02/15/31)	500	495,332
Series 2021-B24, Class A4, 2.26%, 03/15/54 (Call 01/15/31)	3,000	3,032,760
Series 2021-B25, Class A5, 2.58%, 04/15/54 (Call 04/15/31)	2,000	2,065,479
Series 2021-B25, Class ASB, 2.27%, 04/15/54 (Call 03/15/31)	650	660,400
Series 2021-B26, Class A5, 2.61%, 06/15/54	2,500	2,588,907
Series 2021-B26, Class AM, 2.83%, 06/15/54	500	520,313
Series 2021-B28, Class AS, 2.43%, 08/15/54(a)	500	501,498

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2021-B29, Class A5, 2.39%, 09/15/54 (Call 08/15/31)	$830	$842,884
Serise 2020-B17, Class A2, 2.21%, 03/15/53 (Call 03/15/25)	1,000	1,016,497
Serise 2020-B17, Class A5, 2.29%, 03/15/53 (Call 02/15/30)	1,000	1,011,902
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.54%, 11/15/50 (Call 11/15/27)(a)	1,510	1,646,108
CD Mortgage Trust
Series 2017-CD3, Class A4, 3.63%, 02/10/50 (Call 01/10/27)	230	250,404
Series 2017-CD3, Class AS, 3.83%, 02/10/50 (Call 01/10/27)	750	808,676
Series 2017-CD3, Class C, 4.55%, 02/10/50 (Call 01/10/27)(a)	300	302,385
Series 2017-CD4, Class A4, 3.51%, 05/10/50 (Call 04/10/27)(a)	1,000	1,084,641
Series 2017-CD5, Class A4, 3.43%, 08/15/50 (Call 07/15/27)	750	813,856
Series 2017-CD6, Class C, 4.27%, 11/13/50 (Call 11/13/27)(a)	500	539,932
Series 2018-CD7, Class ASB, 4.21%, 08/15/51 (Call 03/15/28)	550	608,492
Series 2019-CD8, Class A4, 2.91%, 08/15/57 (Call 08/15/29)	1,000	1,054,342
CFCRE Commercial Mortgage Trust
Series 2016-C3, Class A3, 3.87%, 01/10/48 (Call 12/10/25)	500	541,449
Series 2016-C4, Class A4, 3.28%, 05/10/58	1,650	1,756,169
Series 2017-C8, Class ASB, 3.37%, 06/15/50 (Call 07/15/26)	1,000	1,056,374
Series 2017-C8, Class B, 4.20%, 06/15/50 (Call 05/15/27)(a)	750	815,012
Citigroup Commercial Mortgage Trust
Series 20116-P4, Class A4, 2.90%, 07/10/49 (Call 07/10/26)	1,729	1,822,286
Series 2013-GC11, Class A3, 2.82%, 04/10/46 (Call 01/10/23)	811	829,773
Series 2013-GC11, Class AS, 3.42%, 04/10/46 (Call 04/10/23)	100	102,890
Series 2013-GC15, Class A4, 4.37%, 09/10/46 (Call 09/10/23)(a)	750	792,479
Series 2014-GC19, Class A4, 4.02%, 03/10/47 (Call 01/10/24)	500	530,724
Series 2014-GC21, Class A5, 3.86%, 05/10/47	2,085	2,214,765
Series 2014-GC23, Class A4, 3.62%, 07/10/47 (Call 07/10/24)	750	795,135
Series 2014-GC23, Class AS, 3.86%, 07/10/47 (Call 07/10/24)	250	265,873
Series 2014-GC23, Class C, 4.43%, 07/10/47 (Call 07/10/24)(a)	250	263,237
Series 2014-GC25, Class A4, 3.64%, 10/10/47 (Call 09/10/24)	1,000	1,065,397
Series 2014-GC25, Class AS, 4.02%, 10/10/47 (Call 09/10/24)	953	1,014,471
Series 2014-GC25, Class B, 4.35%, 10/10/47 (Call 10/10/24)(a)	100	106,328
Series 2015-GC27, Class A5, 3.14%, 02/10/48 (Call 12/10/24)	1,190	1,248,864
Series 2015-GC29, Class C, 4.15%, 04/10/48 (Call 04/10/25)(a)	250	265,158

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2021	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2015-GC31, Class A4, 3.76%, 06/10/48 (Call 06/10/25)	$750	$809,344
Series 2015-GC33, Class A4, 3.78%, 09/10/58 (Call 09/10/25)	1,500	1,619,276
Series 2015-GC35, Class AAB, 3.61%, 11/10/48 (Call 04/10/25)	428	447,354
Series 2015-P1, Class A5, 3.72%, 09/15/48 (Call 07/15/25)	356	384,527
Series 2016-C1, Class A4, 3.21%, 05/10/49 (Call 05/10/26)	2,374	2,530,543
Series 2016-C2, Class A4, 2.83%, 08/10/49 (Call 08/10/26)	1,000	1,051,018
Series 2016-C3, Class A4, 3.15%, 11/15/49 (Call 10/15/26)	1,466	1,567,004
Series 2016-GC36, Class A4, 3.35%, 02/10/49 (Call 11/10/25)	1,000	1,050,558
Series 2016-P3, Class A3, 3.06%, 04/15/49 (Call 01/15/26)	1,500	1,558,942
Series 2016-P3, Class A4, 3.33%, 04/15/49 (Call 02/15/26)	75	79,960
Series 2016-P6, Class AS, 4.03%, 12/10/49 (Call 11/10/26)(a)	1,000	1,077,130
Series 2017-C4, Class A3, 3.21%, 10/12/50 (Call 08/12/27)	1,000	1,061,342
Series 2017-P8, Class A3, 3.20%, 09/15/50 (Call 07/15/27)	885	944,847
Series 2017-P8, Class AS, 3.79%, 09/15/50 (Call 09/15/27)(a)	750	818,109
Series 2018-B2, Class A2, 3.79%, 03/10/51 (Call 03/10/23)	1,000	1,032,539
Series 2018-B2, Class A4, 4.01%, 03/10/51 (Call 02/10/28)	600	672,786
Series 2018-C5, Class A4, 4.23%, 06/10/51 (Call 05/10/28)(a)	3,000	3,412,269
Series 2018-C6, Class A4, 4.41%, 11/10/51 (Call 11/10/28)	1,199	1,381,148
Series 2019-C7, Class A4, 3.10%, 12/15/72 (Call 12/15/29)	2,000	2,145,835
Series 2019-GC41, Class A5, 2.87%, 08/10/56 (Call 08/10/29)	2,500	2,636,269
Series 2019-GC41, Class AS, 3.02%, 08/10/56 (Call 08/10/29)	750	785,330
Series 2019-GC43, Class A2, 2.98%, 11/10/52 (Call 10/10/24)	863	897,378
Series 2019-GC43, Class A4, 3.04%, 11/10/52 (Call 10/10/29)	750	799,134
Series 2020-GC46, Class A5, 2.72%, 02/15/53 (Call 02/15/30)	2,000	2,083,142
Series 2020-GC46, Class AS, 2.92%, 02/15/53 (Call 02/15/30)(a)	500	525,039
Series 2020-GC46, Class B, 3.15%, 02/15/53 (Call 02/15/30)(a)	234	246,820
COMM Mortgage Trust
Series 2012-CR1, Class A3, 3.39%, 05/15/45 (Call 04/15/22)	175	175,749
Series 2013-CR11, Class AM, 4.72%, 08/10/50 (Call 09/10/23)(a)	250	265,327
Series 2013-CR6, Class ASB, 2.62%, 03/10/46 (Call 12/10/22)	154	155,548
Series 2013-CR8, Class A5, 3.61%, 06/10/46 (Call 05/10/23)(a)	1,605	1,665,469
Series 2013-CR9, Class A4, 4.25%, 07/10/45(a)	1,200	1,256,661
Series 2013-LC13, Class A5, 4.21%, 08/10/46 (Call 08/10/23)	778	814,732
Series 2013-LC6, Class AM, 3.28%, 01/10/46 (Call 01/10/23)	100	102,209
Series 2013-LC6, Class ASB, 2.48%, 01/10/46 (Call 09/10/22)	60	60,697
Series 2013-LC6, Class B, 3.74%, 01/10/46 (Call 01/10/23)	430	440,523
Series 2014-CR14, Class C, 4.61%, 02/10/47 (Call 01/10/24)(a)	200	208,118

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2014-CR15, Class A4, 4.07%, 02/10/47 (Call 01/10/24)(a)	$400	$423,843
Series 2014-CR16, Class A4, 4.05%, 04/10/47 (Call 03/10/24)	500	531,819
Series 2014-CR16, Class ASB, 3.65%, 04/10/47 (Call 01/10/24)	94	97,159
Series 2014-CR17, Class A5, 3.98%, 05/10/47 (Call 04/10/24)	500	532,322
Series 2014-CR17, Class B, 4.38%, 05/10/47 (Call 05/10/24)	292	306,868
Series 2014-CR18, Class AM, 4.10%, 07/15/47 (Call 06/15/24)	300	318,683
Series 2014-CR19, Class A5, 3.80%, 08/10/47 (Call 08/10/24)	438	466,998
Series 2014-CR19, Class B, 4.70%, 08/10/47 (Call 08/10/24)(a)	850	915,721
Series 2014-CR20, Class AM, 3.94%, 11/10/47 (Call 10/10/24)	250	265,350
Series 2014-LC15, Class A4, 4.01%, 04/10/47	1,945	2,064,117
Series 2014-LC17, Class A5, 3.92%, 10/10/47 (Call 09/10/24)	675	722,612
Series 2014-UBS2, Class A5, 3.96%, 03/10/47 (Call 02/10/24)	1,521	1,612,213
Series 2014-UBS2, Class AM, 4.20%, 03/10/47 (Call 02/10/24)	425	450,040
Series 2014-UBS3, Class C, 4.74%, 06/10/47 (Call 05/10/24)(a)	150	158,002
Series 2014-UBS4, Class A4, 3.42%, 08/10/47 (Call 06/10/24)	250	259,829
Series 2014-UBS4, Class A5, 3.69%, 08/10/47 (Call 07/10/24)	500	529,782
Series 2014-UBS4, Class AM, 3.97%, 08/10/47 (Call 07/10/24)	500	530,479
Series 2014-UBS4, Class B, 4.35%, 08/10/47 (Call 07/10/24)	250	262,802
Series 2014-UBS5, Class A4, 3.84%, 09/10/47 (Call 09/10/24)	730	778,441
Series 2014-UBS6, Class A4, 3.38%, 12/10/47 (Call 10/10/24)	1,000	1,052,468
Series 2014-UBS6, Class A5, 3.64%, 12/10/47 (Call 11/10/24)	500	531,141
Series 2015-CR22, Class A5, 3.31%, 03/10/48	500	529,121
Series 2015-CR22, Class AM, 3.60%, 03/10/48(a)	200	211,996
Series 2015-CR22, Class ASB, 3.14%, 03/10/48	1,690	1,747,110
Series 2015-CR22, Class C, 4.11%, 03/10/48(a)	300	314,599
Series 2015-CR23, Class A4, 3.50%, 05/10/48	500	533,217
Series 2015-CR24, Class B, 4.38%, 08/10/48 (Call 07/10/25)(a)	750	802,857
Series 2015-CR24, Class D, 3.46%, 08/10/48 (Call 08/10/25)(a)	200	185,869
Series 2015-CR25, Class A4, 3.76%, 08/10/48 (Call 08/10/25)	750	809,955
Series 2015-CR25, Class ASB, 3.54%, 08/10/48 (Call 04/10/25)	783	816,018
Series 2015-CR25, Class B, 4.53%, 08/10/48 (Call 08/10/25)(a)	300	322,128
Series 2015-CR26, Class A4, 3.63%, 10/10/48 (Call 08/10/25)	2,398	2,579,797
Series 2015-DC1, Class A5, 3.35%, 02/10/48 (Call 01/10/25)	750	793,252

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2015-DC1, Class B, 4.04%, 02/10/48 (Call 01/10/25)(a)	$1,000	$1,053,092
Series 2015-DC1, Class C, 4.31%, 02/10/48 (Call 01/10/25)(a)	250	252,431
Series 2015-LC19, Class A4, 3.18%, 02/10/48 (Call 01/10/25)	1,000	1,055,397
Series 2015-LC21, Class A4, 3.71%, 07/10/48 (Call 05/10/25)	500	536,629
Series 2015-LC23, Class A4, 3.77%, 10/10/48	1,000	1,082,880
Series 2015-PC1, Class A5, 3.90%, 07/10/50 (Call 05/10/25)	1,533	1,651,328
Series 2015-PC1, Class ASB, 3.61%, 07/10/50 (Call 11/10/24)	143	148,978
Series 2016-CR28, Class A4, 3.76%, 02/10/49	2,000	2,164,466
Series 2016-CR28, Class C, 4.64%, 02/10/49(a)	604	645,305
Series 2016-DC2, Class A4, 3.50%, 02/10/49 (Call 12/10/25)	418	443,976
Series 2016-DC2, Class AM, 4.24%, 02/10/49 (Call 02/10/26)	750	813,938
Series 2016-DC2, Class ASB, 3.55%, 02/10/49 (Call 08/10/25)	857	900,361
Series 2016-DC2, Class C, 4.67%, 02/10/49 (Call 02/10/26)(a)	250	264,959
Series 2017-COR2, Class C, 4.56%, 09/10/50 (Call 08/10/27)(a)	750	820,076
Series 2018-COR3, Class A3, 4.23%, 05/10/51 (Call 04/10/28)	750	845,489
Series 2018-COR3, Class B, 4.51%, 05/10/51 (Call 04/10/28)(a)	500	566,722
Series 2018-COR3, Class C, 4.56%, 05/10/51 (Call 04/10/28)(a)	500	540,757
Series 2019-GC44, Class A5, 2.95%, 08/15/57 (Call 11/15/29)	1,000	1,066,153
CSAIL Commercial Mortgage Trust
Series 2015-C1, Class A4, 3.51%, 04/15/50 (Call 01/15/25)	500	529,821
Series 2015-C1, Class AS, 3.79%, 04/15/50 (Call 01/15/25)(a)	435	461,678
Series 2015-C2, Class A4, 3.50%, 06/15/57 (Call 04/15/25)	500	531,841
Series 2015-C2, Class AS, 3.85%, 06/15/57 (Call 04/15/25)(a)	700	735,071
Series 2015-C3, Class A4, 3.72%, 08/15/48 (Call 07/15/25)	650	697,472
Series 2015-C4, Class A3, 3.54%, 11/15/48	1,489	1,588,587
Series 2015-C4, Class A4, 3.81%, 11/15/48	1,464	1,583,311
Series 2015-C4, Class D, 3.56%, 11/15/48(a)	250	247,569
Series 2016-C5, Class C, 4.65%, 11/15/48 (Call 11/15/25)(a)	750	793,692
Series 2016-C6, Class C, 4.92%, 01/15/49 (Call 04/15/26)(a)	350	370,509
Series 2016-C7, Class A4, 3.21%, 11/15/49 (Call 07/15/26)	193	204,039
Series 2016-C7, Class AS, 3.96%, 11/15/49 (Call 10/15/26)(a)	1,000	1,075,545
Series 2017-CX9, Class A5, 3.45%, 09/15/50	1,000	1,080,605
Series 2018-CX11, Class A5, 4.03%, 04/15/51 (Call 02/15/28)(a)	1,000	1,116,054
Series 2019-C15, Class A2, 3.45%, 03/15/52	1,105	1,155,139
Series 2019-C15, Class A3, 3.78%, 03/15/52	1,000	1,094,082
Series 2019-C15, Class B, 4.48%, 03/15/52	1,000	1,111,911
Series 2019-C17, Class A5, 3.02%, 09/15/52	2,000	2,120,024
Series 2019-C18, Class ASB, 2.87%, 12/15/52	500	529,673
Series 2020-C19, Class A3, 2.56%, 03/15/53	500	514,260

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
DBGS Mortgage Trust, Series 2018-C1, Class A4, 4.47%, 10/15/51	$1,400	$1,611,871
DBJPM Mortgage Trust
Series 2016-C1, Class A4, 3.28%, 05/10/49 (Call 02/10/26)	1,000	1,061,948
Series 2016-C1, Class ASB, 3.04%, 05/10/49 (Call 12/10/25)	446	463,921
Series 2016-C1, Class B, 4.20%, 05/10/49 (Call 03/10/26)(a)	1,160	1,229,115
Series 2016-C1, Class C, 3.33%, 05/10/49 (Call 03/10/26)(a)	468	455,510
Series 2017-C6, Class A3, 3.27%, 06/10/50 (Call 06/10/24)	750	778,157
Federal National Mortgage Association
Series 2016-M1, Class A2, 2.94%, 01/25/26(a)	937	994,123
Series 2016-M10, Class AV2, 3.00%, 11/25/45	500	542,684
Series 2016-M12, Class AV2, 2.31%, 10/25/23	493	501,562
Series 2016-M5, Class A2, 2.47%, 04/25/26	500	522,186
Series 2017-M1, Class A2, 2.41%, 10/25/26(a)	856	896,650
Series 2017-M14, Class A2, 2.87%, 11/25/27(a)	1,830	1,975,071
Series 2019-M1, Class A1, 3.36%, 09/25/28	766	821,454
Series 2020-M1, Class A1, 2.15%, 10/25/29	2,016	2,088,591
Series 2020-M1, Class A2, 2.44%, 10/25/29	4,530	4,804,316
Series 2020-M14, Class A2, 1.78%, 05/25/30	1,000	1,010,105
Series 2020-M20, Class A2, 1.44%, 10/25/29	250	246,615
Series 2020-M5, Class A3, 2.19%, 01/25/30	1,000	1,040,734
Series 2020-M8, Class A2, 1.82%, 02/25/30	100	101,214
Series 2021-M4, Class A2, 1.47%, 02/25/31(a)	1,500	1,470,272
Series 2019-M6, Class A2, 3.45%, 01/01/29	1,000	1,123,658
Serise 2015-M15, Class A2, 2.92%, 10/25/25(a)	944	993,577
Freddie Mac Multifamily Structured Pass Through Certificates
Series K039, Class A2, 3.30%, 07/25/24 (Call 07/25/24)	263	278,319
Series K056, Class A1, 2.20%, 07/25/25 (Call 05/25/25)	1,091	1,117,174
Series K057, Class A2, 2.57%, 07/25/26 (Call 07/25/26)	1,725	1,818,624
Series K070, Class A1, 3.03%, 04/25/27 (Call 04/25/27)	1,694	1,775,261
Series K078, Class A1, 3.67%, 01/25/28 (Call 01/25/28)	1,369	1,488,810
Series K089, Class A1, 3.34%, 10/25/28 (Call 10/25/28)	3,260	3,539,059
Series K095, Class A2, 2.79%, 06/25/29 (Call 06/25/29)	1,175	1,271,989
Series K098, Class A2, 2.43%, 08/25/29 (Call 08/25/29)	500	529,244
Series K099, Class A2, 2.60%, 09/25/29 (Call 09/25/29)	1,811	1,939,639
Series K104, Class A2, 2.25%, 01/25/30 (Call 01/25/30)	2,005	2,095,334
Series K106, Class A1, 1.78%, 10/25/29 (Call 10/25/29)	4,425	4,522,127
Series K107, Class A2, 1.64%, 01/25/30 (Call 01/25/30)	3,250	3,253,923
Series K109, Class A2, 1.56%, 04/25/30 (Call 04/25/30)	2,000	1,987,984
Series K110, Class A1, 1.02%, 09/25/29 (Call 09/25/29)	988	965,097
Series K114, Class A2, 1.37%, 06/25/30 (Call 06/25/30)	4,010	3,920,230
Series K118, Class A1, 0.79%, 03/25/30 (Call 03/25/30)	1,955	1,877,846
Series K118, Class A2, 1.49%, 09/25/30 (Call 09/25/30)	2,500	2,466,617
Series K119, Class A2, 1.57%, 09/25/30 (Call 09/25/30)	3,000	2,977,375
Series K120, Class A2, 1.50%, 10/25/30 (Call 10/25/30)	4,000	3,946,229
Series K121, Class A2, 1.55%, 10/25/30 (Call 10/25/30)	1,500	1,485,547
Series K123, Class A2, 1.62%, 12/25/30 (Call 12/25/30)	600	597,726
Series K124, Class A2, 1.66%, 12/25/30 (Call 12/25/30)	2,300	2,297,801
Series K126, Class A2, 2.07%, 01/25/31 (Call 01/25/31)	2,000	2,066,085
Series K127, Class A2, 2.11%, 01/25/31 (Call 01/25/31)	7,500	7,784,596
Series K128, Class A2, 2.02%, 03/25/31 (Call 03/25/31)	4,000	4,110,188
Series K131, Class A2, 1.85%, 07/25/31 (Call 07/25/31)	3,000	3,040,289
Series K132, Class A2, 2.02%, 08/25/31 (Call 08/25/31)	1,000	1,028,590
Series K-1511, Class A2, 3.47%, 03/25/31 (Call 03/25/31)	1,000	1,150,525
Series K-1516, Class A2, 1.72%, 05/25/35 (Call 05/25/35)	1,825	1,749,115
Series K-1517, Class A2, 1.72%, 07/25/35 (Call 07/25/35)	500	479,412
Series K-1518, Class A2, 1.86%, 10/25/35 (Call 10/25/35)	2,500	2,434,226

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2021	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series K152, Class A1, 2.83%, 05/25/30 (Call 05/25/30)	$1,218	$1,307,014
Series K-1520, Class A2, 2.44%, 02/25/36 (Call 02/25/36)	2,000	2,079,959
Series K-1521, Class A2, 2.18%, 08/25/36 (Call 08/25/36)	1,000	1,010,900
Series K155, Class A1, 3.75%, 11/25/29 (Call 11/25/29)	494	549,778
Series K156, Class A3, 3.70%, 06/25/33 (Call 06/25/33)(a)	500	584,087
Series K727, Class A2, 2.95%, 07/25/24 (Call 07/25/24)	1,000	1,040,191
Series K735, Class A2, 2.86%, 05/25/26 (Call 05/25/26)	2,000	2,124,451
Series K737, Class AM, 2.10%, 10/25/26 (Call 10/25/26)	300	309,966
Series K740, Class A2, 1.47%, 09/25/27 (Call 09/25/27)	2,000	2,005,975
Series K741, Class A2, 1.60%, 12/25/27 (Call 12/25/27)	1,120	1,130,819
Series K742, Class A2, 1.76%, 03/25/28 (Call 03/25/28)	2,550	2,596,800
Series K742, Class AM, 1.37%, 04/25/28 (Call 04/25/28)	1,400	1,386,217
Series K745, Class A2, 1.66%, 08/25/28 (Call 08/25/28)	3,000	3,033,991
GS Mortgage Securities Corp. II, Series 2013-GC10, Class A5, 2.94%, 02/10/46 (Call 01/10/23)	400	409,066
GS Mortgage Securities Trust
Series 2012-GCJ9, Class AS, 3.12%, 11/10/45 (Call 11/10/22)	200	203,792
Series 2013-GC12, Class AS, 3.38%, 06/10/46 (Call 05/10/23)	300	309,460
Series 2013-GC12, Class B, 3.78%, 06/10/46 (Call 05/10/23)(a)	115	118,677
Series 2013-GC14, Class A5, 4.24%, 08/10/46 (Call 07/10/23)	550	578,346
Series 2013-GC16, Class A4, 4.27%, 11/10/46 (Call 10/10/23)	3,500	3,698,360
Series 2013-GC16, Class AS, 4.65%, 11/10/46 (Call 11/10/23)	150	158,904
Series 2013-GC16, Class C, 5.31%, 11/10/46 (Call 11/10/23)(a)	100	103,110
Series 2014-GC18, Class AS, 4.38%, 01/10/47 (Call 01/10/24)	650	673,418
Series 2014-GC20, Class A5, 4.00%, 04/10/47	400	424,501
Series 2014-GC20, Class B, 4.53%, 04/10/47(a)	250	256,106
Series 2014-GC22, Class A5, 3.86%, 06/10/47 (Call 05/10/24)	2,640	2,807,468
Series 2014-GC22, Class AS, 4.11%, 06/10/47 (Call 05/10/24)	250	264,541
Series 2014-GC24, Class AAB, 3.65%, 09/10/47 (Call 06/10/24)	340	352,890
Series 2014-GC26, Class A5, 3.63%, 11/10/47 (Call 11/10/24)	750	797,741
Series 2015-GC30, Class AAB, 3.12%, 05/10/50 (Call 10/10/24)	321	330,977
Series 2015-GC30, Class AS, 3.78%, 05/10/50 (Call 05/10/25)(a)	500	534,156
Series 2015-GC32, Class A3, 3.50%, 07/10/48 (Call 06/10/25)	600	632,768
Series 2015-GC32, Class C, 4.42%, 07/10/48 (Call 07/10/25)(a)	804	848,475
Series 2015-GC34, Class A4, 3.51%, 10/10/48 (Call 09/10/25)	2,500	2,676,044
Series 2016-GS2, Class A4, 3.05%, 05/10/49 (Call 02/10/26)	1,170	1,237,446
Series 2016-GS3, Class A3, 2.59%, 10/10/49 (Call 08/10/26)	1,291	1,338,783
Series 2016-GS3, Class A4, 2.85%, 10/10/49 (Call 09/10/26)	780	818,691
Series 2016-GS4, Class A4, 3.44%, 11/10/49(a)	39	42,049

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2017-GS7, Class A3, 3.17%, 08/10/50 (Call 05/10/27)	$1,000	$1,066,575
Series 2017-GS7, Class AAB, 3.20%, 08/10/50 (Call 03/10/27)	910	960,428
Series 2017-GS7, Class B, 3.88%, 08/10/50 (Call 07/10/27)	500	540,270
Series 2018-GS9, Class A4, 3.99%, 03/10/51 (Call 02/10/28)(a)	1,000	1,117,321
Series 2019-GC38, Class A4, 3.97%, 02/10/52 (Call 01/10/29)	750	845,408
Series 2019-GC40, Class A4, 3.16%, 07/10/52 (Call 06/10/29)	1,131	1,215,995
Series 2019-GSA1, Class C, 3.80%, 11/10/52 (Call 10/10/29)(a)	500	532,566
Series 2020-GC45, Class A4, 2.66%, 02/13/53 (Call 11/13/29)	775	803,872
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2015-JP1, Class A4, 3.65%, 01/15/49 (Call 11/15/25)	1,000	1,074,456
Series 2015-JP1, Class AS, 4.12%, 01/15/49 (Call 12/15/25)(a)	750	812,597
Series 2016-JP3, Class AS, 3.14%, 08/15/49 (Call 09/15/26)	1,000	1,047,437
Series 2016-JP3, Class B, 3.40%, 08/15/49 (Call 09/15/26)(a)	108	110,890
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class AS, 4.04%, 07/15/45 (Call 05/15/23)(a)	500	520,163
Series 2013-C14, Class A4, 4.13%, 08/15/46 (Call 07/15/23)(a)	513	534,562
Series 2013-C14, Class AS, 4.41%, 08/15/46 (Call 07/15/23)(a)	150	155,106
Series 2013-C14, Class B, 4.55%, 08/15/46 (Call 07/15/23)(a)	500	510,016
Series 2013-C15, Class B, 4.93%, 11/15/45 (Call 10/15/23)(a)	200	211,898
Series 2013-C15, Class C, 5.19%, 11/15/45 (Call 10/15/23)(a)	110	116,723
Series 2013-C17, Class A4, 4.20%, 01/15/47 (Call 12/15/23)	490	519,848
Series 2013-C17, Class C, 4.89%, 01/15/47 (Call 12/15/23)(a)	100	103,559
Series 2014-C18, Class A5, 4.08%, 02/15/47 (Call 02/15/24)	1,400	1,486,670
Series 2014-C18, Class AS, 4.44%, 02/15/47 (Call 02/15/24)(a)	1,200	1,263,763
Series 2014-C18, Class ASB, 3.57%, 02/15/47 (Call 07/15/23)	618	634,788
Series 2014-C18, Class B, 4.80%, 02/15/47 (Call 02/15/24)(a)	225	236,340
Series 2014-C19, Class C, 4.66%, 04/15/47 (Call 04/15/24)(a)	200	211,349
Series 2014-C21, Class A4, 3.49%, 08/15/47 (Call 05/15/24)	646	672,042
Series 2014-C21, Class A5, 3.77%, 08/15/47 (Call 06/15/24)	2,835	3,008,146
Series 2014-C21, Class ASB, 3.43%, 08/15/47 (Call 02/15/24)	205	211,558
Series 2014-C22, Class A4, 3.80%, 09/15/47 (Call 08/15/24)	750	798,361
Series 2014-C22, Class C, 4.55%, 09/15/47 (Call 08/15/24)(a)	200	195,007

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2014-C23, Class A5, 3.93%, 09/15/47 (Call 09/15/24)	$1,144	$1,224,445
Series 2014-C23, Class ASB, 3.66%, 09/15/47 (Call 07/15/24)	206	213,956
Series 2014-C25, Class AS, 4.07%, 11/15/47 (Call 10/15/24)	222	237,875
Series 2014-C25, Class B, 4.35%, 11/15/47 (Call 11/15/24)(a)	185	194,488
Series 2015-C27, Class AS, 3.63%, 02/15/48 (Call 01/15/25)	500	528,109
Series 2015-C28, Class A3, 2.91%, 10/15/48 (Call 01/15/25)	978	1,003,009
Series 2015-C28, Class ASB, 3.04%, 10/15/48 (Call 11/15/24)	347	357,743
Series 2015-C29, Class A4, 3.61%, 05/15/48 (Call 04/15/25)	2,500	2,673,550
Series 2015-C29, Class ASB, 3.30%, 05/15/48 (Call 11/15/24)	358	371,403
Series 2015-C29, Class B, 4.12%, 05/15/48 (Call 05/15/25)(a)	250	259,770
Series 2015-C30, Class AS, 4.23%, 07/15/48 (Call 07/15/25)(a)	635	687,669
Series 2015-C31, Class A3, 3.80%, 08/15/48 (Call 08/15/25)	1,085	1,163,238
Series 2015-C33, Class A4, 3.77%, 12/15/48 (Call 11/15/25)	1,000	1,086,458
Series 2016-C1, Class A5, 3.58%, 03/15/49 (Call 01/15/26)	822	884,005
Series 2016-C1, Class B, 4.73%, 03/15/49 (Call 02/15/26)(a)	450	486,690
Series 2016-C1, Class C, 4.73%, 03/15/49 (Call 02/15/26)(a)	400	421,410
JPMCC Commercial Mortgage Securities Trust
JPMCC 2017-JP5, Class ASB, 3.55%, 03/15/50	130	138,053
Series 2017-JP5, Class A3, 3.34%, 03/15/50	250	253,951
Series 2017-JP5, Class A5, 3.72%, 03/15/50	1,300	1,421,508
Series 2017-JP5, Class AS, 3.88%, 03/15/50(a)	650	708,107
Series 2017-JP6, Class A5, 3.49%, 07/15/50 (Call 04/15/27)	300	325,272
Series 2017-JP6, Class AS, 3.74%, 07/15/50 (Call 05/15/27)	400	433,966
Series 2017-JP7, Class A5, 3.45%, 09/15/50 (Call 07/15/27)	1,000	1,082,461
Series 2019-COR4, Class ASB, 3.94%, 03/10/52 (Call 03/10/28)	1,000	1,096,629
Series 2019-COR5, Class A2, 3.15%, 06/13/52 (Call 05/13/24)	360	374,993
Series 2019-COR5, Class A4, 3.39%, 06/13/52 (Call 04/13/29)	1,200	1,298,847
JPMDB Commercial Mortgage Securities Trust
Series 2016-C2, Class A4, 3.14%, 06/15/49 (Call 04/15/26)	1,000	1,057,370
Series 2016-C2, Class B, 3.99%, 06/15/49 (Call 05/15/26)(a)	750	768,177
Series 2017-C5, Class A5, 3.69%, 03/15/50 (Call 01/15/27)	2,100	2,285,940
Series 2017-C7, Class A3, 3.05%, 10/15/50 (Call 07/15/24)	1,200	1,244,748
Series 2017-C7, Class A5, 3.41%, 10/15/50 (Call 08/15/27)	3,050	3,305,118
Series 2019-COR6, Class A4, 3.06%, 11/13/52 (Call 10/13/29)	955	1,017,311
Series 2020-COR7, Class A5, 2.18%, 05/13/53 (Call 03/13/30)	539	540,609

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-C8, Class ASB, 2.38%, 10/15/45 (Call 05/15/22)	$45	$44,852
Series 2013-C10, Class A5, 3.14%, 12/15/47 (Call 02/15/23)	589	602,909
Series 2013-C10, Class AS, 3.37%, 12/15/47 (Call 02/15/23)	1,100	1,128,707
Series 2013-C10, Class B, 3.67%, 12/15/47 (Call 02/15/23)(a)	1,100	1,130,538
Series 2013-C10, Class C, 4.10%, 12/15/47 (Call 02/15/23)(a)	200	202,053
Series 2013-C13, Class A4, 3.99%, 01/15/46 (Call 06/15/23)(a)	205	214,132
Series 2013-C13, Class ASB, 3.41%, 01/15/46 (Call 03/15/23)	17	17,035
Series 2013-LC11, Class A5, 2.96%, 04/15/46 (Call 04/15/23)	500	513,207
Series 2014-C20, Class A5, 3.80%, 07/15/47 (Call 05/15/24)	500	529,912
Series 2014-C20, Class B, 4.40%, 07/15/47 (Call 06/15/24)(a)	100	105,882
Series 2015-JP1, Class A5, 3.91%, 01/15/49 (Call 12/15/25)	2,462	2,677,594
Series 2016-JP2, Class A4, 2.82%, 08/15/49 (Call 07/15/26)	1,023	1,072,814
Series 2016-JP2, Class AS, 3.06%, 08/15/49 (Call 07/15/26)	700	717,921
Series 2016-JP4, Class A4, 3.65%, 12/15/49 (Call 11/15/26)(a)	1,090	1,185,782
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A4, 2.86%, 11/15/45 (Call 09/15/22)	1,131	1,143,895
Series 2012-C6, Class AS, 3.48%, 11/15/45 (Call 09/15/22)	500	509,814
Series 2013-C09, Class A4, 3.10%, 05/15/46 (Call 04/15/23)	1,500	1,537,159
Series 2013-C10, Class A4, 4.08%, 07/15/46 (Call 06/15/23)(a)	1,000	1,041,661
Series 2013-C10, Class ASB, 3.91%, 07/15/46 (Call 01/15/23)(a)	71	72,616
Series 2013-C11, Class A3, 3.96%, 08/15/46 (Call 05/15/23)	479	491,762
Series 2013-C11, Class A4, 4.15%, 08/15/46 (Call 07/15/23)(a)	800	836,268
Series 2013-C13, Class A4, 4.04%, 11/15/46 (Call 11/15/23)	1,100	1,161,390
Series 2013-C13, Class C, 4.90%, 11/15/46 (Call 11/15/23)(a)	230	231,014
Series 2013-C7, Class AAB, 2.47%, 02/15/46 (Call 11/15/22)	34	34,538
Series 2013-C7, Class AS, 3.21%, 02/15/46 (Call 01/15/23)	1,621	1,656,255
Series 2013-C7, Class B, 3.77%, 02/15/46 (Call 01/15/23)	200	201,374
Series 2013-C8, Class B, 3.53%, 12/15/48 (Call 02/15/23)(a)	200	204,055
Series 2014-C14, Class A5, 4.06%, 02/15/47 (Call 12/15/23)	1,000	1,057,737
Series 2014-C14, Class AS, 4.38%, 02/15/47 (Call 01/15/24)(a)	200	212,192
Series 2014-C14, Class B, 4.86%, 02/15/47 (Call 01/15/24)(a)	200	213,846
Series 2014-C15, Class ASB, 3.65%, 04/15/47 (Call 12/15/23)	110	113,530

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2021	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2014-C16, Class A5, 3.89%, 06/15/47 (Call 05/15/24)	$500	$530,101
Series 2014-C17, Class A5, 3.74%, 08/15/47 (Call 07/15/24)	2,220	2,355,127
Series 2014-C18, Class A3, 3.65%, 10/15/47	358	372,951
Series 2014-C18, Class A4, 3.92%, 10/15/47	1,150	1,228,821
Series 2014-C19, Class A4, 3.53%, 12/15/47 (Call 11/15/24)	1,275	1,352,485
Series 2015-C20, Class A4, 3.25%, 02/15/48 (Call 12/15/24)	3,500	3,690,832
Series 2015-C20, Class AS, 3.61%, 02/15/48 (Call 01/15/25)	500	529,087
Series 2015-C21, Class A4, 3.34%, 03/15/48 (Call 02/15/25)	901	949,008
Series 2015-C22, Class A4, 3.31%, 04/15/48 (Call 04/15/25)	1,000	1,056,633
Series 2015-C22, Class C, 4.21%, 04/15/48 (Call 04/15/25)(a)	250	249,509
Series 2015-C23, Class A3, 3.45%, 07/15/50 (Call 05/15/25)	730	774,632
Series 2015-C24, Class A3, 3.48%, 05/15/48 (Call 05/15/25)	369	390,833
Series 2015-C24, Class A4, 3.73%, 05/15/48 (Call 07/15/25)	950	1,023,910
Series 2015-C25, Class ASB, 3.38%, 10/15/48 (Call 06/15/25)	514	533,775
Series 2015-C27, Class A4, 3.75%, 12/15/47 (Call 10/15/25)	1,373	1,480,344
Series 2016-C28, Class A4, 3.54%, 01/15/49 (Call 01/15/26)	2,900	3,106,918
Series 2016-C30, Class A5, 2.86%, 09/15/49 (Call 08/15/26)	500	524,640
Series 2016-C31, Class A5, 3.10%, 11/15/49 (Call 10/15/26)	2,250	2,383,456
Series 2016-C32, Class A4, 3.72%, 12/15/49 (Call 12/15/26)	1,000	1,091,114
Series 2016-C32, Class ASB, 3.51%, 12/15/49 (Call 07/15/26)	310	328,631
Series 2017-C33, Class A5, 3.60%, 05/15/50 (Call 04/15/27)	1,100	1,198,720
Series 2017-C34, Class A4, 3.54%, 11/15/52 (Call 09/15/27)	1,000	1,091,134
Series 2017-C34, Class AS, 3.86%, 11/15/52 (Call 10/15/27)	500	547,470
Morgan Stanley Capital I, Series 2017-HR2, Class A4, 3.59%, 12/15/50 (Call 12/15/27)	2,010	2,192,170
Morgan Stanley Capital I Trust
Series 2015-MS1, Class A4, 3.78%, 05/15/48 (Call 05/15/25)(a)	500	536,140
Series 2015-UBS8, Class AS, 4.11%, 12/15/48	250	266,733
Series 2016-BNK2, Class A4, 3.05%, 11/15/49 (Call 10/15/26)	1,250	1,326,206
Series 2016-UB11, Class A4, 2.78%, 08/15/49 (Call 08/15/26)	1,000	1,045,015
Series 2017-H1, Class A5, 3.53%, 06/15/50 (Call 05/15/27)	1,000	1,085,815
Series 2018-H3, Class A4, 3.91%, 07/15/51 (Call 05/15/28)	500	553,375
Series 2019-H7, Class A4, 3.26%, 07/15/52	1,000	1,077,934
Series 2020-HR8, Class A4, 2.04%, 07/15/53 (Call 07/15/30)	1,120	1,108,692
Series 2020-L4, Class A3, 2.70%, 02/15/53 (Call 02/15/30)	1,500	1,561,394

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2021-L6, Class A2, 2.13%, 06/15/54 (Call 07/15/26)	$1,500	$1,523,814
Series 2021-L7, Class A5, 2.57%, 10/15/54 (Call 09/15/31)	3,000	3,079,376
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class A4, 3.06%, 10/10/48 (Call 06/10/26)	1,000	1,047,180
UBS Commercial Mortgage Trust
Series 2017-C2, Class A4, 3.49%, 08/15/50 (Call 07/15/27)	1,000	1,080,010
Series 2017-C6, Class AS, 3.93%, 12/15/50(a)	500	546,873
Series 2017-C7, Class A4, 3.68%, 12/15/50 (Call 12/15/27)	1,000	1,095,027
Series 2018-C08, Class A4, 3.98%, 02/15/51 (Call 02/15/28)	1,325	1,472,335
Series 2018-C12, Class ASB, 4.19%, 08/15/51 (Call 01/15/28)	1,765	1,951,959
Series 2018-C15, Class B, 4.92%, 12/15/51 (Call 12/15/28)(a)	750	863,114
Series 2019-C16, Class AS, 3.89%, 04/15/52 (Call 03/15/29)	1,334	1,469,950
Series 2019-C17, Class A4, 2.92%, 10/15/52 (Call 09/15/29)	1,000	1,051,502
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4, Class AAB, 2.46%, 12/10/45 (Call 06/10/22)	47	47,725
Series 2013-C5, Class A4, 3.18%, 03/10/46 (Call 01/10/23)	1,222	1,246,847
Series 2013-C6, Class A4, 3.24%, 04/10/46 (Call 03/10/23)	677	694,737
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12, Class A4, 4.22%, 07/15/46 (Call 06/15/23)(a)	2,975	3,115,142
Series 2013-LC12, Class AS, 4.31%, 07/15/46 (Call 07/15/23)(a)	473	489,068
Series 2014-LC16, Class ASB, 3.48%, 08/15/50 (Call 03/15/24)	728	750,895
Series 2015-C26, Class AS, 3.58%, 02/15/48 (Call 01/15/25)	820	864,868
Series 2015-C27, Class A5, 3.45%, 02/15/48 (Call 02/15/25)	1,000	1,062,350
Series 2015-C27, Class B, 4.14%, 02/15/48 (Call 03/15/25)(a)	330	342,168
Series 2015-C28, Class A4, 3.54%, 05/15/48 (Call 04/15/25)	500	534,177
Series 2015-C28, Class AS, 3.87%, 05/15/48 (Call 04/15/25)(a)	250	267,681
Series 2015-C30, Class A4, 3.66%, 09/15/58 (Call 07/15/25)	817	878,642
Series 2015-C30, Class ASB, 3.41%, 09/15/58 (Call 03/15/25)	372	386,628
Series 2015-C31, Class A4, 3.70%, 11/15/48 (Call 10/15/25)	500	539,389
Series 2015-C31, Class B, 4.48%, 11/15/48 (Call 10/15/25)(a)	1,000	1,077,175
Series 2015-C31, Class C, 4.60%, 11/15/48 (Call 11/15/25)(a)	450	470,442
Series 2015-LC20, Class A3, 3.09%, 04/15/50	600	601,204
Series 2015-LC20, Class B, 3.72%, 04/15/50	750	779,154
Series 2015-LC22, Class A4, 3.84%, 09/15/58 (Call 09/15/25)	1,000	1,082,207
Series 2015-NXS2, Class A5, 3.77%, 07/15/58 (Call 06/15/25)(a)	750	808,155
Series 2016-C32, Class ASB, 3.32%, 01/15/59 (Call 06/15/25)	940	978,809
Series 2016-C34, Class A4, 3.10%, 06/15/49 (Call 04/15/26)	1,000	1,054,728

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2016-C35, Class A4, 2.93%, 07/15/48 (Call 06/15/26)	$1,000	$1,048,462
Series 2016-C36, Class AS, 3.42%, 11/15/59 (Call 10/15/26)	500	520,153
Series 2016-C37, Class ASB, 3.62%, 12/15/49 (Call 06/15/26)	1,000	1,058,215
Series 2016-LC24, Class A4, 2.94%, 10/15/49 (Call 08/15/26)	1,680	1,772,722
Series 2016-LC25, Class B, 4.35%, 12/15/59 (Call 11/15/26)(a)	198	216,713
Series 2016-NXS4, Class A4, 3.72%, 12/15/48	1,000	1,080,237
Series 2016-NXS6, Class B, 3.81%, 11/15/49 (Call 09/15/26)	500	520,036
Series 2017-C38, Class A4, 3.19%, 07/15/50 (Call 05/15/27)	500	531,466
Series 2017-C38, Class A5, 3.45%, 07/15/50 (Call 06/15/27)	2,000	2,172,247
Series 2017-C39, Class A5, 3.42%, 09/15/50 (Call 07/15/27)	2,500	2,708,741
Series 2017-C39, Class ASB, 3.21%, 09/15/50 (Call 12/15/26)	1,000	1,054,373
Series 2017-C39, Class C, 4.12%, 09/15/50 (Call 08/15/27)	500	529,691
Series 2017-C42, Class A4, 3.59%, 12/15/50	1,250	1,368,110
Series 2017-C42, Class B, 4.00%, 12/15/50(a)	500	540,811
Series 2018-C44, Class A5, 4.21%, 05/15/51 (Call 04/15/28)	1,000	1,128,622
Series 2018-C45, Class AS, 4.41%, 06/15/51 (Call 06/15/28)(a)	350	394,435
Series 2018-C46, Class AS, 4.38%, 08/15/51	500	563,822
Series 2018-C47, Class A4, 4.44%, 09/15/61 (Call 09/15/28)	2,250	2,583,888
Series 2018-C48, Class A5, 4.30%, 01/15/52 (Call 12/15/28)	1,000	1,142,833
Series 2019-C49, Class A5, 4.02%, 03/15/52 (Call 02/15/29)	1,625	1,830,654
Series 2019-C49, Class C, 4.87%, 03/15/52 (Call 02/15/29)(a)	665	746,703
Series 2019-C50, Class A5, 3.73%, 05/15/52 (Call 04/15/29)	750	831,793
Series 2019-C50, Class AS, 4.02%, 05/15/52 (Call 04/15/29)	1,000	1,109,638
Series 2019-C51, Class AS, 3.58%, 06/15/52 (Call 06/15/29)	492	532,779
Series 2019-C52, Class AS, 3.14%, 08/15/52 (Call 08/15/29)	1,074	1,132,891
Series 2019-C53, Class A4, 3.04%, 10/15/52 (Call 10/15/29)	1,400	1,492,686
Series 2020-C55, Class A5, 2.73%, 02/15/53 (Call 01/15/30)	1,000	1,042,919
Series 2020-C56, Class ASB, 2.42%, 06/15/53 (Call 11/15/29)	2,000	2,068,499
Series 2020-C56, Class B, 3.75%, 06/15/53 (Call 03/15/30)(a)	345	380,884
Series 2020-C56, Class C, 3.75%, 06/15/53 (Call 04/15/30)(a)	800	857,242
Series 2020-C57, Class A4, 2.12%, 08/15/53 (Call 08/15/30)	2,919	2,911,237
Series 2020-C58, Class A4, 2.09%, 07/15/53 (Call 11/15/30)	1,000	993,029

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2021-C59, Class A5, 2.63%, 04/15/54 (Call 04/15/31)	$1,000	$1,034,863
Series 2021-C59, Class ASB, 2.30%, 04/15/54 (Call 01/15/30)	354	360,110
WFRBS Commercial Mortgage Trust
Series 2012-C10, Class A3, 2.88%, 12/15/45 (Call 12/15/22)	200	203,143
Series 2012-C10, Class AS, 3.24%, 12/15/45 (Call 12/15/22)	250	251,821
Series 2012-C6, Class AS, 3.84%, 04/15/45 (Call 02/15/22)	145	145,489
Series 2012-C8, Class ASB, 2.56%, 08/15/45 (Call 12/15/21)	10	9,851
Series 2013-C13, Class C, 3.91%, 05/15/45 (Call 05/15/23)(a)	110	112,964
Series 2013-C14, Class B, 3.84%, 06/15/46 (Call 05/15/23)(a)	500	514,075
Series 2013-C15, Class A4, 4.15%, 08/15/46 (Call 07/15/23)(a)	2,000	2,095,614
Series 2013-C17, Class A3, 3.75%, 12/15/46 (Call 10/15/23)	756	789,576
Series 2013-C17, Class ASB, 3.56%, 12/15/46 (Call 08/15/23)	320	329,126
Series 2013-C18, Class A4, 3.90%, 12/15/46 (Call 12/15/23)	543	569,127
Series 2013-C18, Class A5, 4.16%, 12/15/46 (Call 12/15/23)(a)	2,000	2,120,722
Series 2013-UBS1, Class A4, 4.08%, 03/15/46 (Call 11/15/23)(a)	797	841,281
Series 2014-C19, Class A4, 3.83%, 03/15/47 (Call 02/15/24)	300	313,578
Series 2014-C19, Class B, 4.72%, 03/15/47 (Call 03/15/24)(a)	300	316,630
Series 2014-C20, Class ASB, 3.64%, 05/15/47 (Call 01/15/24)	187	193,488
Series 2014-C22, Class A4, 3.49%, 09/15/57	4,070	4,252,713
Series 2014-C22, Class A5, 3.75%, 09/15/57	400	425,235
Series 2014-C22, Class AS, 4.07%, 09/15/57(a)	480	511,491
Series 2014-C24, Class A5, 3.61%, 11/15/47 (Call 10/15/24)	100	106,096
Series 2014-C25, Class A5, 3.63%, 11/15/47 (Call 11/15/24)	1,050	1,119,578
Series 2014-LC14, Class A5, 4.05%, 03/15/47 (Call 01/15/24)	950	1,007,423

		561,691,167

Total Collaterized Mortgage Obligations — 68.5%
(Cost: $558,406,210)		561,691,167

U.S. Government & Agency Obligations

Mortgage-Backed Securities — 30.8%
Federal National Mortgage Association
Series 2012-M9, Class A2, 2.48%, 04/25/22	111	111,235
Series 2013-M12, Class APT, 2.41%, 03/25/23(a)	402	407,994
Series 2013-M14, Class A2, 3.33%, 10/25/23(a)	2,638	2,729,168
Series 2013-M6, Class 1A2, 3.30%, 02/25/43(a)	332	364,570
Series 2013-M7, Class A2, 2.28%, 12/27/22	338	340,921
Series 2014-M11, Class 1A, 3.12%, 08/25/24(a)	644	675,105
Series 2014-M11, Class 2A, 3.30%, 08/25/26(a)	577	625,005
Series 2014-M13, Class A2, 3.02%, 08/25/24(a)	138	144,089

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2021	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2014-M3, Class A2, 3.49%, 01/25/24(a)	$573	$597,971
Series 2014-M4, Class A2, 3.35%, 03/25/24(a)	484	508,479
Series 2015-M1, Class A2, 2.53%, 09/25/24	667	688,546
Series 2015-M10, Class A2, 3.09%, 04/25/27(a)	2,467	2,661,557
Series 2015-M11, Class A2, 2.82%, 04/25/25(a)	800	837,666
Series 2015-M13, Class A2, 2.71%, 06/25/25(a)	931	971,997
Series 2015-M2, Class A, 2.62%, 12/25/24	335	347,141
Series 2015-M8, Class A2, 2.90%, 01/25/25(a)	1,250	1,305,319
Series 2016-M6, Class A2, 2.49%, 05/25/26	310	324,275
Series 2016-M9, Class A2, 2.29%, 06/25/26	2,000	2,074,648
Series 2017, Class A2, 2.96%, 09/25/27(a)	1,000	1,081,577
Series 2017-M15, Class AV2, 2.62%, 11/25/24(a)	977	1,011,907
Series 2017-M2, Class A2, 2.78%, 02/25/27(a)	1,927	2,053,967
Series 2017-M3, Class A2, 2.47%, 12/25/26(a)	839	881,476
Series 2017-M4, Class A2, 2.56%, 12/25/26(a)	908	957,962
Series 2017-M7, Class A2, 2.96%, 02/25/27(a)	1,038	1,108,857
Series 2017-M8, Class A2, 3.06%, 05/25/27(a)	2,400	2,593,208
Series 2018-M1, Class A2, 2.99%, 12/25/27(a)	919	991,663
Series 2018-M10, Class A2, 3.37%, 07/25/28(a)	1,040	1,161,286
Series 2018-M13, Class A2, 3.70%, 09/25/30(a)	100	115,123
Series 2018-M7, Class A2, 3.06%, 03/25/28(a)	800	874,610
Series 2019-M1, Class A2, 3.55%, 09/25/28(a)	3,000	3,392,118
Series 2019-M2, Class A2, 3.63%, 11/25/28(a)	2,000	2,272,574
Series 2019-M5, Class A2, 3.27%, 02/25/29	2,450	2,715,973
Series 2019-M6, Class A1, 3.30%, 08/01/28	1,299	1,392,174
Series 2019-M7, Class A2, 3.14%, 04/25/29	1,300	1,437,261
Series 2019-M9, Class A2, 2.94%, 06/25/29	1,970	2,151,949
Series 2020-M5, Class A2, 2.21%, 01/25/30	2,600	2,707,579
Freddie Mac Multifamily Structured Pass Through Certificates
Series K027, Class A2, 2.64%, 01/25/23 (Call 01/25/23)	1,000	1,019,554
Series K028, Class A2, 3.11%, 02/25/23 (Call 02/25/23)	2,710	2,783,418
Series K029, Class A2, 3.32%, 02/25/23 (Call 02/25/23)(a)	2,985	3,076,075
Series K031, Class A2, 3.30%, 04/25/23 (Call 04/25/23)(a)	2,000	2,069,034
Series K032, Class A2, 3.31%, 05/25/23 (Call 05/25/23)(a)	180	186,631
Series K033, Class A2, 3.06%, 07/25/23 (Call 07/25/23)(a)	2,000	2,066,443
Series K034, Class A2, 3.53%, 07/25/23 (Call 07/25/23)(a)	2,271	2,368,893
Series K035, Class A2, 3.46%, 08/25/23 (Call 08/25/23)(a)	375	391,023
Series K036, Class A2, 3.53%, 10/25/23 (Call 10/25/23)(a)	3,150	3,289,047
Series K037, Class A2, 3.49%, 01/25/24 (Call 01/25/24)	3,000	3,157,908
Series K038, Class A2, 3.39%, 03/25/24 (Call 03/25/24)	500	526,935
Series K040, Class A2, 3.24%, 09/25/24 (Call 09/25/24)	1,120	1,187,241
Series K041, Class A2, 3.17%, 10/25/24 (Call 10/25/24)	1,250	1,325,155
Series K043, Class A2, 3.06%, 12/25/24 (Call 12/25/24)	1,000	1,058,572
Series K044, Class A2, 2.81%, 01/25/25 (Call 01/25/25)	3,820	4,019,418
Series K046, Class A2, 3.21%, 03/25/25 (Call 03/25/25)	1,285	1,370,874
Series K048, Class A1, 2.69%, 12/25/24 (Call 10/25/24)	256	262,471
Series K049, Class A2, 3.01%, 07/25/25 (Call 07/25/25)	3,800	4,041,823
Series K050, Class A2, 3.33%, 08/25/25 (Call 08/25/25)(a)	3,450	3,710,696
Series K051, Class A2, 3.31%, 09/25/25 (Call 09/25/25)	2,630	2,830,106
Series K052, Class A2, 3.15%, 11/25/25 (Call 11/25/25)	800	857,369
Series K053, Class A2, 3.00%, 12/25/25 (Call 12/25/25)	2,200	2,344,720
Series K054, Class A2, 2.75%, 01/25/26 (Call 01/25/26)	700	740,571
Series K056, Class A2, 2.53%, 05/25/26 (Call 05/25/26)	1,725	1,813,988
Series K057, Class A1, 2.21%, 06/25/25 (Call 04/25/25)	577	587,828
Series K058, Class A1, 2.34%, 07/25/26 (Call 06/25/26)	1,165	1,197,827
Series K058, Class A2, 2.65%, 08/25/26 (Call 08/25/26)	1,527	1,618,091
Series K059, Class A2, 3.12%, 09/25/26 (Call 09/25/26)(a)	3,280	3,545,296
Series K060, Class A2, 3.30%, 10/25/26 (Call 10/25/26)	2,797	3,051,633
Series K061, Class A1, 3.01%, 08/25/26 (Call 12/25/25)	670	695,920
Series K061, Class A2, 3.35%, 11/25/26 (Call 11/25/26)(a)	1,300	1,421,191

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series K062, Class A2, 3.41%, 12/25/26 (Call 12/25/26)	$1,000	$1,098,329
Series K063, Class A2, 3.43%, 01/25/27 (Call 01/25/27)(a)	1,345	1,478,317
Series K064, Class A1, 2.89%, 10/25/26 (Call 10/25/26)	786	818,017
Series K064, Class A2, 3.22%, 03/25/27 (Call 03/25/27)	325	354,201
Series K065, Class A1, 2.86%, 10/25/26 (Call 10/25/26)	1,845	1,919,365
Series K065, Class A2, 3.24%, 04/25/27 (Call 04/25/27)	2,570	2,808,268
Series K066, Class A2, 3.12%, 06/25/27 (Call 06/25/27)	1,610	1,751,671
Series K067, Class A1, 2.90%, 03/25/27 (Call 03/25/27)	871	908,176
Series K067, Class A2, 3.19%, 07/25/27 (Call 07/25/27)	1,600	1,749,269
Series K068, Class A2, 3.24%, 08/25/27 (Call 08/25/27)	1,000	1,096,751
Series K069, Class A2, 3.19%, 09/25/27 (Call 09/25/27)(a)	1,960	2,145,990
Series K070, Class A2, 3.30%, 11/25/27 (Call 11/25/27)(a)	5,541	6,110,602
Series K071, Class A2, 3.29%, 11/25/27 (Call 11/25/27)	1,500	1,653,978
Series K072, Class A2, 3.44%, 12/25/27 (Call 12/25/27)	3,450	3,837,619
Series K073, Class A2, 3.35%, 01/25/28 (Call 01/25/28)	3,937	4,361,154
Series K074, Class A1, 3.60%, 09/25/27 (Call 09/25/27)	924	998,254
Series K074, Class A2, 3.60%, 01/25/28 (Call 01/25/28)	3,000	3,367,805
Series K075, Class A2, 3.65%, 02/25/28 (Call 02/25/28)(a)	1,000	1,125,361
Series K076, Class A1, 3.73%, 12/25/27 (Call 12/25/27)	1,024	1,116,108
Series K076, Class A2, 3.90%, 04/25/28 (Call 04/25/28)	3,525	4,023,247
Series K077, Class A2, 3.85%, 05/25/28 (Call 05/25/28)(a)	1,000	1,139,095
Series K078, Class A2, 3.85%, 06/25/28 (Call 06/25/28)	1,000	1,141,827
Series K079, Class A2, 3.93%, 06/25/28 (Call 06/25/28)	2,000	2,293,613
Series K080, Class A2, 3.93%, 07/25/28 (Call 07/25/28)(a)	700	803,184
Series K081, Class A2, 3.90%, 08/25/28 (Call 08/25/28)(a)	1,500	1,720,139
Series K082, Class A2, 3.92%, 09/25/28 (Call 09/25/28)(a)	2,000	2,297,344
Series K083, Class A2, 4.05%, 09/25/28 (Call 09/25/28)(a)	1,195	1,382,738
Series K084, Class A2, 3.78%, 10/25/28 (Call 10/25/28)(a)	1,000	1,134,600
Series K085, Class A2, 4.06%, 10/25/28 (Call 10/25/28)(a)	1,000	1,153,844
Series K086, Class A2, 3.86%, 11/25/28 (Call 11/25/28)(a)	1,725	1,978,919
Series K087, Class A2, 3.77%, 12/25/28 (Call 12/25/28)	4,571	5,219,154
Series K088, Class A1, 3.48%, 09/25/28 (Call 09/25/28)	342	372,423
Series K088, Class A2, 3.69%, 01/25/29 (Call 01/25/29)	2,010	2,286,878
Series K089, Class A2, 3.56%, 01/25/29 (Call 01/25/29)	2,400	2,713,115
Series K090, Class A2, 3.42%, 02/25/29 (Call 02/25/29)	2,500	2,807,914
Series K091, Class A2, 3.51%, 03/25/29 (Call 03/25/29)	6,517	7,354,468
Series K092, Class A2, 3.30%, 04/25/29 (Call 04/25/29)	3,010	3,358,317
Series K094, Class A2, 2.90%, 06/25/29 (Call 06/25/29)	1,420	1,549,285
Series K096, Class A2, 2.52%, 07/25/29 (Call 07/25/29)	1,215	1,293,925
Series K100, Class A2, 2.67%, 09/25/29 (Call 09/25/29)	1,000	1,076,980
Series K101, Class A2, 2.52%, 10/25/29 (Call 10/25/29)	250	266,574
Series K102, Class A1, 2.18%, 05/25/29 (Call 04/25/29)	971	1,010,089
Series K102, Class A2, 2.54%, 10/25/29 (Call 10/25/29)	2,000	2,134,275
Series K103, Class A2, 2.65%, 11/25/29 (Call 11/25/29)	2,720	2,924,570
Series K105, Class A2, 1.87%, 03/25/53 (Call 01/25/30)	2,060	2,095,241
Series K106, Class A2, 2.07%, 01/25/30 (Call 01/25/30)	3,500	3,612,067
Series K108, Class A2, 1.52%, 03/25/30 (Call 03/25/30)	4,153	4,117,572
Series K110, Class A2, 1.48%, 04/25/30 (Call 04/25/30)	4,640	4,584,236
Series K111, Class A2, 1.35%, 05/25/30 (Call 05/25/30)	1,500	1,466,058
Series K115, Class A2, 1.38%, 06/25/30 (Call 06/25/30)	1,000	979,065
Series K116, Class A2, 1.38%, 07/25/30 (Call 07/25/30)	2,000	1,956,659
Series K117, Class A2, 1.41%, 08/25/30 (Call 08/25/30)	1,500	1,470,074
Series K125, Class A2, 1.85%, 01/25/31 (Call 01/25/31)	2,000	2,027,609
Series K130, Class A2, 1.72%, 06/25/31 (Call 06/25/31)	2,500	2,503,759
Series K1510, Class A2, 3.72%, 01/25/31 (Call 01/25/31)	250	290,038
Series K1510, Class A3, 3.79%, 01/25/34 (Call 01/25/34)	500	586,198
Series K-1512, Class A2, 2.99%, 05/25/31 (Call 05/25/31)	1,230	1,343,349
Series K-1512, Class A3, 3.06%, 04/25/34 (Call 04/25/34)	1,450	1,594,830
Series K-1513, Class A3, 2.80%, 08/25/34 (Call 08/25/34)	1,015	1,091,806
Series K-1514, Class A2, 2.86%, 10/25/34 (Call 10/25/34)	1,000	1,083,549

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® CMBS ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series K152, Class A2, 3.08%, 01/25/31 (Call 01/25/31)	$250	$274,846
Series K153, Class A3, 3.12%, 10/25/31 (Call 10/25/31)(a)	500	558,183
Series K154, Class A2, 3.42%, 04/25/32 (Call 11/25/31)	1,500	1,689,214
Series K154, Class A3, 3.46%, 11/25/32 (Call 11/25/32)	1,345	1,545,014
Series K157, Class A2, 3.99%, 05/25/33 (Call 05/25/33)(a)	1,076	1,250,992
Series K159, Class A1, 3.95%, 12/25/29 (Call 12/25/29)	1,552	1,742,573
Series K159, Class A2, 3.95%, 11/25/30 (Call 11/25/30)(a)	833	966,665
Series K159, Class A3, 3.95%, 11/25/33 (Call 11/25/33)(a)	2,000	2,375,116
Series K720, Class A2, 2.72%, 06/25/22 (Call 06/25/22)	742	747,530
Series K723, Class A2, 2.45%, 08/25/23 (Call 08/25/23)	439	449,428
Series K724, Class A2, 3.06%, 11/25/23 (Call 11/25/23)(a)	1,400	1,443,920
Series K725, Class A2, 3.00%, 01/25/24 (Call 01/25/24)	1,010	1,050,740
Series K728, Class A2, 3.06%, 08/25/24 (Call 08/25/24)(a)	2,000	2,094,994
Series K729, Class A1, 2.95%, 02/25/24 (Call 02/25/24)	369	376,053
Series K730, Class A2, 3.59%, 01/25/25 (Call 01/25/25)(a)	2,000	2,130,195
Series K731, Class A2, 3.60%, 02/25/25 (Call 02/25/25)(a)	1,000	1,060,103
Series K733, Class A2, 3.75%, 08/25/25 (Call 08/25/25)	1,000	1,079,444
Series K734, Class A2, 3.21%, 02/25/26 (Call 02/25/26)	2,455	2,628,559
Series K739, Class A2, 1.34%, 09/25/27 (Call 09/25/27)	2,150	2,142,985
Series KS03, Class A4, 3.16%, 05/25/25 (Call 05/25/25)(a)	1,000	1,054,934

		252,832,051

U.S. Government Obligations — 0.2%
U.S. Treasury Note/Bond, 1.25%, 08/15/31	1,500	1,457,578

Total U.S. Government & Agency Obligations — 31.0%

(Cost: $249,151,841)		254,289,629

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	6,210	$6,210,000

Total Short-Term Investments — 0.7% (Cost: $6,210,000)		6,210,000

Total Investments in Securities — 100.2% (Cost: $813,768,051)		822,190,796

Other Assets, Less Liabilities — (0.2)%		(1,804,880)

Net Assets — 100.0%		$820,385,916

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$3,540,000	$2,670,000	(a)	$—	$—	$—	$6,210,000	6,210	$833	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Collaterized Mortgage Obligations	$—	$561,691,167	$—	$561,691,167
U.S. Government & Agency Obligations	—	254,289,629	—	254,289,629
Money Market Funds	6,210,000	—	—	6,210,000

	$6,210,000	$815,980,796	$—	$822,190,796

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments October 31, 2021	iShares® GNMA Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Agency Obligations

Mortgage-Backed Securities — 100.8%
Government National Mortgage Association
1.50%, 11/18/21(a)	$1,575	$1,543,838
2.00%, 04/20/51	48,859	49,523,401
2.00%, 10/20/51	2,320	2,351,542
2.00%, 11/18/51(a)	59,680	60,434,159
2.50%, 01/15/28	5	4,756
2.50%, 02/20/28	8	8,611
2.50%, 01/20/31	126	130,663
2.50%, 07/20/35	1,840	1,915,202
2.50%, 04/20/43	18	18,518
2.50%, 12/20/46	1,702	1,761,016
2.50%, 01/20/47	163	168,147
2.50%, 08/20/50	18,575	19,093,309
2.50%, 09/20/50	5,333	5,481,196
2.50%, 01/20/51	4,627	4,756,283
2.50%, 02/20/51	5,367	5,521,135
2.50%, 05/20/51	7,253	7,461,913
2.50%, 07/20/51	21,724	22,349,114
2.50%, 08/20/51	29,651	30,503,505
2.50%, 11/18/51(a)	18,446	18,961,551
3.00%, 11/18/21(a)	6,925	7,190,639
3.00%, 07/15/27	5	5,319
3.00%, 09/15/27	8	8,137
3.00%, 01/20/31	166	174,781
3.00%, 07/20/31	272	285,706
3.00%, 02/20/32	205	215,463
3.00%, 09/15/42	5	5,629
3.00%, 10/15/42	41	43,002
3.00%, 01/20/43	421	445,437
3.00%, 07/15/43	73	76,848
3.00%, 09/20/43	882	933,141
3.00%, 01/15/44	2,126	2,245,779
3.00%, 08/20/44	508	537,764
3.00%, 05/20/45	376	395,830
3.00%, 07/20/45	102	107,320
3.00%, 10/20/45	165	173,185
3.00%, 11/20/45	2,567	2,701,233
3.00%, 12/20/45	2,036	2,143,147
3.00%, 01/20/46	677	712,043
3.00%, 02/20/46	688	723,897
3.00%, 03/20/46	2,626	2,750,966
3.00%, 04/20/46	1,743	1,825,896
3.00%, 05/20/46	2,196	2,301,233
3.00%, 06/20/46	781	817,904
3.00%, 07/20/46	796	833,825
3.00%, 08/20/46	5,096	5,339,427
3.00%, 09/20/46	3,401	3,563,233
3.00%, 12/15/46	176	185,754
3.00%, 12/20/46	583	611,350
3.00%, 02/15/47	200	210,935
3.00%, 02/20/47	648	679,123
3.00%, 06/20/47	77	80,727
3.00%, 07/20/47	1,359	1,419,363
3.00%, 10/20/47	446	465,460
3.00%, 12/20/47	850	887,484
3.00%, 01/20/48	1,204	1,257,628
3.00%, 02/20/48	63	65,860
3.00%, 04/20/49	2,763	2,885,997

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 07/20/49	$595	$618,315
3.00%, 09/20/49	46	48,213
3.00%, 10/15/49	1,124	1,172,338
3.00%, 11/20/49	1,784	1,852,273
3.00%, 01/20/50	4,479	4,647,776
3.00%, 02/15/50	808	843,017
3.00%, 02/20/50	1,877	1,947,252
3.00%, 04/20/50	13,635	14,142,623
3.00%, 07/20/50	17,304	17,950,114
3.00%, 08/20/50	1,828	1,896,391
3.00%, 01/20/51	11,694	12,132,935
3.50%, 02/15/26	3	3,270
3.50%, 11/15/26	2	2,452
3.50%, 02/20/27	7	7,348
3.50%, 01/20/31	54	57,822
3.50%, 07/20/32	148	157,904
3.50%, 09/15/41	5	5,859
3.50%, 06/20/42	3,496	3,684,937
3.50%, 09/15/42	15	16,730
3.50%, 09/20/42	150	161,230
3.50%, 10/15/42	6	6,329
3.50%, 10/20/42	351	378,613
3.50%, 11/15/42	28	29,741
3.50%, 11/20/42	1,166	1,256,749
3.50%, 12/20/42	124	133,283
3.50%, 02/20/43	975	1,054,431
3.50%, 03/15/43	584	632,155
3.50%, 05/15/43	41	43,882
3.50%, 06/15/43	137	148,203
3.50%, 04/20/45	370	393,590
3.50%, 09/20/45	4,070	4,326,478
3.50%, 11/20/45	15	15,605
3.50%, 12/20/45	101	107,708
3.50%, 03/20/46	525	555,907
3.50%, 04/20/46	83	87,809
3.50%, 06/20/46	815	862,748
3.50%, 07/20/46	4,817	5,100,791
3.50%, 11/20/46	15	15,354
3.50%, 12/20/46	197	209,074
3.50%, 01/20/47	72	76,004
3.50%, 02/20/47	176	186,393
3.50%, 03/20/47	366	385,730
3.50%, 04/20/47	1,549	1,634,548
3.50%, 08/20/47	640	688,950
3.50%, 09/20/47	1,419	1,495,410
3.50%, 10/20/47	10,558	11,136,607
3.50%, 11/20/47	1,375	1,449,033
3.50%, 12/15/47	528	569,904
3.50%, 12/20/47	615	662,482
3.50%, 01/20/48	455	479,595
3.50%, 02/20/48	1,959	2,064,812
3.50%, 04/20/48	138	149,303
3.50%, 11/20/48	996	1,049,146
3.50%, 01/20/50	4,482	4,685,140
3.50%, 03/20/50	3,827	3,998,273
3.50%, 04/20/50	14,503	15,147,300
3.50%, 05/20/50	9,457	9,876,503
3.50%, 06/20/50	912	953,596
3.50%, 08/20/50	3,989	4,170,045
3.50%, 11/19/50(a)	920	962,334

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® GNMA Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 05/20/51	$2,675	$2,812,548
4.00%, 03/20/26	2	2,387
4.00%, 07/20/26	2	1,900
4.00%, 02/15/41	8	8,837
4.00%, 03/15/41	8	9,287
4.00%, 04/15/41	36	38,744
4.00%, 05/15/41	8	8,266
4.00%, 12/15/41	9	9,893
4.00%, 01/15/42	5	5,558
4.00%, 02/15/42	20	22,265
4.00%, 03/15/42	53	58,435
4.00%, 05/15/42	9	9,761
4.00%, 08/15/42	10	11,173
4.00%, 09/20/42	250	273,770
4.00%, 04/15/44	45	48,327
4.00%, 05/15/44	52	56,094
4.00%, 08/20/44	33	35,580
4.00%, 10/20/44	356	387,883
4.00%, 03/20/45	1,403	1,526,308
4.00%, 08/15/45	3,305	3,610,813
4.00%, 08/20/45	585	635,390
4.00%, 09/20/45	804	873,671
4.00%, 10/20/45	7	7,846
4.00%, 01/20/46	12	13,377
4.00%, 03/20/46	144	156,264
4.00%, 07/20/46	14	15,172
4.00%, 09/20/46	409	441,993
4.00%, 11/20/46	165	178,835
4.00%, 12/15/46	27	28,812
4.00%, 06/20/47	2,494	2,678,842
4.00%, 07/20/47	522	560,755
4.00%, 08/20/47	10	10,373
4.00%, 11/20/47	153	163,869
4.00%, 03/20/48	1,484	1,585,063
4.00%, 04/20/48	622	673,078
4.00%, 05/20/48	3,502	3,791,282
4.00%, 07/20/48	559	596,352
4.00%, 09/20/48	2,641	2,813,070
4.00%, 10/20/48	1,881	2,004,257
4.00%, 11/20/48	11,324	12,088,736
4.00%, 09/15/49	301	324,686
4.00%, 01/20/50	802	850,525
4.00%, 02/20/50	17	18,392
4.00%, 09/20/50	519	550,893
4.00%, 11/18/51(a)	3,055	3,237,703
4.50%, 11/18/21(a)	1,500	1,599,785
4.50%, 07/20/24	1	1,381
4.50%, 08/15/39	113	125,701
4.50%, 07/15/40	26	29,314
4.50%, 08/15/40	44	49,535
4.50%, 11/20/45	256	283,708
4.50%, 08/20/46	460	510,746
4.50%, 09/20/46	68	76,083
4.50%, 10/20/46	78	87,008
4.50%, 11/20/46	80	89,215
4.50%, 04/20/47	8	8,969
4.50%, 06/20/47	10	10,474
4.50%, 07/20/47	3,517	3,814,139
4.50%, 02/20/48	532	574,943
4.50%, 06/20/48	34	36,202

Security	Par/ Shares (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 07/20/48	$216	$231,520
4.50%, 08/20/48	180	192,631
4.50%, 09/20/48	5,185	5,543,687
4.50%, 10/20/48	176	187,715
4.50%, 12/20/48	1,568	1,674,180
4.50%, 01/20/49	1,061	1,131,206
4.50%, 03/20/49	27	28,481
4.50%, 06/20/49	1,028	1,095,000
4.50%, 08/20/49	318	338,934
4.50%, 10/20/49	235	250,936
4.50%, 01/20/50	1,269	1,351,852
5.00%, 07/15/39	25	28,497
5.00%, 07/20/42	137	156,911
5.00%, 07/20/46	53	61,118
5.00%, 04/20/48	72	78,000
5.00%, 05/20/48	383	415,703
5.00%, 11/20/48	95	102,006
5.00%, 12/20/48	90	96,767
5.00%, 01/20/49	266	287,131
5.00%, 04/20/49	17	18,195
5.00%, 09/20/50	328	358,735
5.00%, 11/18/51(a)	6,037	6,524,953
5.50%, 10/15/38	16	18,239
5.50%, 07/20/40	231	264,917
5.50%, 11/18/51(a)	625	692,969
6.00%, 09/20/38	22	25,478
6.00%, 11/18/51(a)	200	223,906

		487,736,616

Total U.S. Government Agency Obligations — 100.8%

(Cost: $489,482,502)		487,736,616

Short-Term Investments

Money Market Funds — 20.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	96,704	96,704,000

Total Short-Term Investments — 20.0% (Cost: $96,704,000)		96,704,000

Total Investments Before TBA Sales Commitments — 120.8%
(Cost: $586,186,502)		584,440,616

TBA Sales Commitments(a)

Mortgage-Backed Securities — (1.4)%
Government National Mortgage Association
1.50%, 11/18/51	(75)	(73,516)
2.00%, 11/18/51	(2,550)	(2,582,224)
2.50%, 11/18/51	(1,300)	(1,336,334)
3.00%, 11/18/51	(1,550)	(1,609,457)

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2021	iShares® GNMA Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 11/19/50	(920)	$(962,334)

		(6,563,865)

Total TBA Sales Commitments — (1.4)% (Proceeds: $(6,538,355))		(6,563,865)

Total Investments, Net of TBA Sales Commitments — 119.4% (Cost: $579,648,147)		577,876,751

Other Assets, Less Liabilities — (19.4)%		(94,029,469)

Net Assets — 100.0%		$483,847,282

(a)	Represents or includes a TBA transaction.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$97,794,000	$—	$(1,090,000	)(a)	$—	$—	$96,704,000	96,704	$31,589	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
U.S. Government Agency Obligations	$—	$487,736,616	$—	$487,736,616
Money Market Funds	96,704,000	—	—	96,704,000

	96,704,000	487,736,616	—	584,440,616

Liabilities
TBA Sales Commitments	—	(6,563,865)	—	(6,563,865)

	$96,704,000	$481,172,751	$—	$577,876,751

See notes to financial statements.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® Treasury Floating Rate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 97.1%
U.S. Treasury Floating Rate Note
0.08%, 07/31/23,
(3 mo.Treasury money market yield + 0.029%)(a)	$54,943	$54,941,929
0.09%, 04/30/23,
(3 mo.Treasury money market yield + 0.034%)(a)	23,604	23,606,367
0.10%, 01/31/23,
(3 mo.Treasury money market yield + 0.049%)(a)	42,988	43,000,880
0.11%, 07/31/22,
(3 mo.Treasury money market yield + 0.055%)(a)	877	877,038
0.11%, 10/31/22,
(3 mo.Treasury money market yield + 0.055%)(a)	129,624	129,677,833
0.17%, 04/30/22,
(3 mo.Treasury money market yield + 0.114%)(a)	920	920,291
0.21%, 01/31/22,
(3 mo.Treasury money market yield + 0.154%)(a)	808	808,299

		253,832,637

Total U.S. Government Obligations — 97.1% (Cost: $253,820,527)		253,832,637

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	200	$200,000

Total Short-Term Investments — 0.1% (Cost: $200,000)		200,000

Total Investments in Securities — 97.2% (Cost: $254,020,527)		254,032,637

Other Assets, Less Liabilities — 2.8%		7,331,496

Net Assets — 100.0%		$261,364,133

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$40,490,250	$—	$(40,290,250	)(a)	$—	$—	$200,000	200	$14,222	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
U.S. Government Obligations	$—	$253,832,637	$—	$253,832,637
Money Market Funds	200,000	—	—	200,000

	$200,000	$253,832,637	$—	$254,032,637

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments October 31, 2021	iShares® U.S. Treasury Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.2%
U.S. Treasury Note/Bond
0.13%, 08/31/22	$163	$163,000
0.13%, 09/30/22	4,807	4,806,249
0.13%, 10/31/22(a)	254	253,921
0.13%, 12/31/22	2,618	2,614,625
0.13%, 01/31/23	1,808	1,804,822
0.13%, 02/28/23	483	481,906
0.13%, 03/31/23	1,244	1,240,453
0.13%, 04/30/23	760	757,269
0.13%, 07/15/23	1,354	1,347,494
0.13%, 07/31/23	367	365,079
0.13%, 08/15/23	486,408	483,709,953
0.13%, 08/31/23	1,059	1,052,919
0.13%, 09/15/23	1,662	1,651,418
0.13%, 10/15/23	1,233	1,224,282
0.13%, 12/15/23	299,850	297,156,034
0.13%, 01/15/24	13,994	13,855,700
0.25%, 04/15/23	131,000	130,836,250
0.25%, 09/30/23(a)	110	109,553
0.25%, 11/15/23	22,383	22,191,095
0.25%, 05/15/24	965,028	954,887,669
0.25%, 06/15/24	6,089	6,018,358
0.25%, 05/31/25	64,480	62,895,706
0.25%, 07/31/25	10,673	10,385,746
0.25%, 08/31/25	78,303	76,060,965
0.25%, 10/31/25	310,390	300,702,436
0.38%, 10/31/23	901	898,853
0.38%, 04/15/24	605,377	601,238,679
0.38%, 07/15/24(a)	215,876	213,944,922
0.38%, 08/15/24	864,842	856,734,106
0.38%, 09/15/24	456	451,369
0.38%, 11/30/25	321,898	312,970,164
0.50%, 02/28/26	226,317	220,482,265
0.63%, 10/15/24	456	454,254
0.63%, 07/31/26	39,562	38,559,042
0.63%, 11/30/27	483	462,171
0.63%, 12/31/27	1,630	1,557,032
0.63%, 08/15/30	302,426	280,252,032
0.75%, 03/31/26	82,237	80,900,649
0.75%, 04/30/26	27,792	27,321,924
0.75%, 05/31/26	43,038	42,279,791
0.75%, 08/31/26	268,286	262,899,321
0.88%, 06/30/26	80,610	79,551,994
0.88%, 09/30/26(a)	2,219	2,186,582
1.00%, 07/31/28	89,265	86,677,709
1.13%, 02/28/25	72,980	73,592,918
1.13%, 10/31/26	1,988	1,981,477
1.13%, 08/31/28	10,781	10,546,850
1.13%, 08/15/40	114,242	98,694,378
1.25%, 08/31/24	1,973	2,001,670
1.25%, 03/31/28	125,966	124,730,942
1.25%, 06/30/28	135,781	134,110,257
1.25%, 09/30/28	40,186	39,627,163
1.25%, 08/15/31(a)	53,684	52,165,944
1.38%, 10/15/22	4,264	4,313,969
1.38%, 02/15/23	1,848	1,874,060
1.38%, 06/30/23	2,615	2,657,800
1.38%, 11/15/40	183,897	165,952,676

Security	Par (000)	Value

U.S. Government Obligations (continued)
1.38%, 08/15/50	$2,431	$2,119,813
1.50%, 02/28/23	528	536,477
1.50%, 02/15/30(a)	109,279	109,389,485
1.63%, 08/31/22	10	10,124
1.63%, 11/15/22	10	10,152
1.63%, 05/31/23	32	32,632
1.63%, 02/15/26	109,074	111,498,340
1.63%, 05/15/26	356,740	364,446,141
1.63%, 08/15/29	2,240	2,265,219
1.63%, 05/15/31	482,316	485,707,284
1.63%, 11/15/50	291	269,717
1.75%, 07/15/22	160	161,844
1.75%, 09/30/22	1,625	1,649,007
1.75%, 01/31/23	1,682	1,713,012
1.75%, 08/15/41	364	350,407
1.88%, 07/31/22	2,871	2,908,906
1.88%, 08/31/22	3,476	3,526,105
1.88%, 09/30/22	1,424	1,446,361
1.88%, 10/31/22	144	146,464
1.88%, 02/15/51	801,624	788,597,610
2.00%, 10/31/22	100	101,840
2.00%, 11/30/22	100	101,973
2.00%, 04/30/24	4,000	4,133,594
2.00%, 05/31/24	21,691	22,423,918
2.00%, 02/15/25	317,744	329,659,400
2.00%, 08/15/25	251,051	260,553,568
2.00%, 11/15/26	197,956	205,673,192
2.00%, 02/15/50	3,394	3,432,308
2.00%, 08/15/51	113	114,607
2.13%, 12/31/22	4,899	5,006,766
2.13%, 11/30/23	1,063	1,097,963
2.13%, 03/31/24	5,000	5,177,148
2.13%, 09/30/24	1,696	1,762,846
2.13%, 05/15/25	214,203	223,081,126
2.25%, 12/31/23	261	270,431
2.25%, 04/30/24	1,867	1,940,586
2.25%, 10/31/24	262	273,514
2.25%, 11/15/24	5,744	5,997,992
2.25%, 11/15/25	16,877	17,689,970
2.25%, 02/15/27	320,078	336,519,613
2.25%, 08/15/27	330,904	348,043,479
2.25%, 11/15/27	191,221	201,208,341
2.25%, 05/15/41	2	2,088
2.25%, 08/15/49	46,031	49,061,094
2.38%, 02/29/24	324,838	338,097,988
2.38%, 08/15/24	500,060	522,875,447
2.38%, 05/15/27	168,974	178,848,947
2.38%, 05/15/29	17,836	18,975,997
2.38%, 11/15/49	351	384,043
2.50%, 02/15/46	4,943	5,441,409
2.50%, 05/15/46	180,738	199,214,224
2.63%, 02/28/23	2,082	2,146,087
2.63%, 06/30/23	90	93,312
2.63%, 12/31/23	150,557	157,202,679
2.63%, 02/15/29	14,816	16,003,232
2.75%, 07/31/23	170,550	177,445,284
2.75%, 08/31/23	29	30,209
2.75%, 02/15/24	169,916	178,259,141
2.75%, 06/30/25	97,142	103,406,900
2.75%, 02/15/28	359,771	389,424,002

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® U.S. Treasury Bond ETF (Percentages shown are based on Net Assets

Security	Par (000)	Value

U.S. Government Obligations (continued)
2.75%, 11/15/42	$357,530	$404,037,282
2.88%, 11/30/23	410	429,811
2.88%, 04/30/25	2,896	3,090,607
2.88%, 05/31/25	193,740	207,029,353
2.88%, 11/30/25	23,741	25,476,133
2.88%, 05/15/28	270,337	295,078,954
2.88%, 08/15/28	14,280	15,616,530
2.88%, 05/15/43	28,684	33,129,015
2.88%, 08/15/45	63,998	74,937,892
2.88%, 11/15/46	170,915	202,300,602
2.88%, 05/15/49	8,610	10,333,009
3.00%, 10/31/25	19,066	20,537,657
3.00%, 11/15/44	6,737	8,001,767
3.00%, 02/15/47	3,000	3,636,445
3.00%, 02/15/48	89,356	108,783,950
3.00%, 08/15/48	12,509	15,263,912
3.00%, 02/15/49	14,237	17,443,662
3.13%, 11/15/28	540,089	600,616,942
3.13%, 11/15/41	20,338	24,256,720
3.13%, 02/15/43	62,881	75,329,114
3.13%, 05/15/48	3,296	4,107,511
3.38%, 05/15/44	39,150	49,082,156
3.63%, 08/15/43	2,345	3,027,432
3.75%, 11/15/43	584,252	768,929,879
3.88%, 08/15/40	60,553	79,463,986
4.38%, 11/15/39	36,325	50,365,464
4.50%, 05/15/38	241	336,214
5.50%, 08/15/28	219	276,761
7.13%, 02/15/23	747	812,734

Security	Par/ Shares (000)	Value

U.S. Government Obligations (continued)
U.S. Treasury STRIPS 0.00%, 05/15/26(b)	$96	$91,318
0.00%, 02/15/27(b)	2	1,867
0.00%, 08/15/36(b)	142	107,927
0.00%, 05/15/37(b)	61,766	45,993,540

		15,534,533,369

Total U.S. Government Obligations — 99.2% (Cost: $15,634,620,021)		15,534,533,369

Short-Term Investments

Money Market Funds — 2.7%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)(e)	426,475	426,474,749

Total Short-Term Investments — 2.7% (Cost: $426,474,749)		426,474,749

Total Investments in Securities — 101.9% (Cost: $16,061,094,770)		15,961,008,118

Other Assets, Less Liabilities — (1.9)%		(295,826,721)

Net Assets — 100.0%		$15,665,181,397

(a)	All or a portion of this security is on loan.
(b)	Zero-coupon bond.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$516,571,506	$—	$(90,096,757	)(a)	$—	$—	$426,474,749	426,475	$557,382	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2021	iShares® U.S. Treasury Bond ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
U.S. Government Obligations	$—	$15,534,533,369	$—	$15,534,533,369
Money Market Funds	426,474,749	—	—	426,474,749

	$426,474,749	$15,534,533,369	$—	$15,961,008,118

See notes to financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T TO S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2021

	iShares CMBS ETF	iShares GNMA Bond ETF	iShares Treasury Floating Rate Bond ETF	iShares U.S. Treasury Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$815,980,796	$487,736,616	$253,832,637	$15,534,533,369
Affiliated(c)	6,210,000	96,704,000	200,000	426,474,749
Cash	9,671	389	1,343	2,717
Receivables:
Investments sold	10,264,610	7,712	7,297,100	832,019,014
Securities lending income — Affiliated	—	—	50	84,777
TBA sales commitments	—	6,538,355	—	—
Dividends	19	427	—	1,781
Interest	2,041,199	1,038,107	67,231	80,508,108

Total assets	834,506,295	592,025,606	261,398,361	16,873,624,515

LIABILITIES
Collateral on securities loaned, at value	—	—	—	153,589,749
TBA sales commitments, at value(d)	—	6,563,865	—	—
Payables:
Investments purchased	13,947,570	101,564,475	—	1,054,188,683
Investment advisory fees	172,809	49,984	34,228	664,686

Total liabilities	14,120,379	108,178,324	34,228	1,208,443,118

NET ASSETS	$820,385,916	$483,847,282	$261,364,133	$15,665,181,397

NET ASSETS CONSIST OF:
Paid-in capital	$808,648,854	$489,565,888	$261,437,612	$15,883,083,206
Accumulated earnings (loss)	11,737,062	(5,718,606)	(73,479)	(217,901,809)

NET ASSETS	$820,385,916	$483,847,282	$261,364,133	$15,665,181,397

Shares outstanding	15,300,000	9,700,000	5,200,000	592,100,000

Net asset value	$53.62	$49.88	$50.26	$26.46

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$—	$—	$150,110,605
(b) Investments, at cost — Unaffiliated	$807,558,051	$489,482,502	$253,820,527	$15,634,620,021
(c) Investments, at cost — Affiliated	$6,210,000	$96,704,000	$200,000	$426,474,749
(d) Proceeds from TBA sales commitments	$—	$6,538,355	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Statements of Operations

Year Ended October 31, 2021

	iShares CMBS ETF	iShares GNMA Bond ETF	iShares Treasury Floating Rate Bond ETF	iShares U.S. Treasury Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$833	$31,589	$5,228	$63,044
Interest — Unaffiliated	16,006,190	1,017,230	425,139	159,294,251
Securities lending income — Affiliated — net	—	—	8,994	494,338

Total investment income	16,007,023	1,048,819	439,361	159,851,633

EXPENSES
Investment advisory fees	1,592,431	745,546	494,120	13,705,632
Miscellaneous	173	173	173	173

Total expenses	1,592,604	745,719	494,293	13,705,805

Less:
Investment advisory fees waived	—	(82,659)	—	—

Total expenses after fees waived	1,592,604	663,060	494,293	13,705,805

Net investment income (loss)	14,414,419	385,759	(54,932)	146,145,828

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	2,035,608	(1,301,515)	43,117	(126,707,461)
In-kind redemptions — Unaffiliated	—	—	148,484	184,251,977

Net realized gain (loss)	2,035,608	(1,301,515)	191,601	57,544,516

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(16,946,499)	(4,933,632)	(231,479)	(549,141,099)

Net change in unrealized appreciation (depreciation)	(16,946,499)	(4,933,632)	(231,479)	(549,141,099)

Net realized and unrealized loss	(14,910,891)	(6,235,147)	(39,878)	(491,596,583)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(496,472)	$(5,849,388)	$(94,810)	$(345,450,755)

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares CMBS ETF		iShares GNMA Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,414,419	$11,438,349	$385,759	$4,637,731
Net realized gain (loss)	2,035,608	3,283,936	(1,301,515)	1,401,127
Net change in unrealized appreciation (depreciation)	(16,946,499)	9,268,077	(4,933,632)	(16,364)

Net increase (decrease) in net assets resulting from operations	(496,472)	23,990,362	(5,849,388)	6,022,494

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(15,800,694)	(11,396,821)	(590,997)	(4,719,036)
Return of capital	—	—	(4,165,344)	(1,059,609)

Decrease in net assets resulting from distributions to shareholders	(15,800,694)	(11,396,821)	(4,756,341)	(5,778,645)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	345,487,641	56,577,750	13,169,725	302,286,876

NET ASSETS
Total increase in net assets	329,190,475	69,171,291	2,563,996	302,530,725
Beginning of year	491,195,441	422,024,150	481,283,286	178,752,561

End of year	$820,385,916	$491,195,441	$483,847,282	$481,283,286

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Changes in Net Assets (continued)

	iShares Treasury Floating Rate Bond ETF		iShares U.S. Treasury Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(54,932)	$2,922,918	$146,145,828	$218,424,996
Net realized gain	191,601	279,190	57,544,516	914,519,738
Net change in unrealized appreciation (depreciation)	(231,479)	621,247	(549,141,099)	5,624,404

Net increase (decrease) in net assets resulting from operations	(94,810)	3,823,355	(345,450,755)	1,138,569,138

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(77,549)	(3,673,140)	(270,729,481)	(229,963,044)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(145,814,606)	(100,629,285)	1,243,723,778	(1,090,179,532)

NET ASSETS
Total increase (decrease) in net assets	(145,986,965)	(100,479,070)	627,543,542	(181,573,438)
Beginning of year	407,351,098	507,830,168	15,037,637,855	15,219,211,293

End of year	$261,364,133	$407,351,098	$15,665,181,397	$15,037,637,855

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares CMBS ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$54.88	$53.42	$49.36	$51.60	$52.43

Net investment income(a)	1.23	1.39	1.45	1.37	1.28
Net realized and unrealized gain (loss)(b)	(1.06)	1.47	4.04	(2.26)	(0.88)

Net increase (decrease) from investment operations	0.17	2.86	5.49	(0.89)	0.40

Distributions(c)
From net investment income	(1.22)	(1.40)	(1.43)	(1.35)	(1.23)
From net realized gain	(0.21)	—	—	—	—

Total distributions	(1.43)	(1.40)	(1.43)	(1.35)	(1.23)

Net asset value, end of year	$53.62	$54.88	$53.42	$49.36	$51.60

Total Return(d)
Based on net asset value	0.29%	5.42%	11.27%	(1.74)%	0.80%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	2.26%	2.58%	2.81%	2.72%	2.49%

Supplemental Data
Net assets, end of year (000)	$820,386	$491,195	$422,024	$310,990	$250,247

Portfolio turnover rate(e)	13%	26%	21%	13%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares GNMA Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17

Net asset value, beginning of year	$50.93	$50.35	$47.67	$49.74		$50.83

Net investment income(a)	0.04	0.77	1.34	1.12		0.80
Net realized and unrealized gain (loss)(b)	(0.61)	0.82	2.69	(2.05)		(0.72)

Net increase (decrease) from investment operations	(0.57)	1.59	4.03	(0.93)		0.08

Distributions(c)
From net investment income	(0.06)	(0.82)	(1.35)	(1.14)		(0.79)
From net realized gain	—	—	—	—		(0.26)
Return of capital	(0.42)	(0.19)	—	(0.00	)(d)	(0.12)

Total distributions	(0.48)	(1.01)	(1.35)	(1.14)		(1.17)

Net asset value, end of year	$49.88	$50.93	$50.35	$47.67		$49.74

Total Return(e)
Based on net asset value	(1.14)%	3.18%	8.55%	(1.90)%		0.18%

Ratios to Average Net Assets
Total expenses	0.15%	0.15%	0.15%	0.15%		0.15%

Total expenses after fees waived	0.13%	0.12%	0.13%	0.12%		0.12%

Net investment income	0.08%	1.51%	2.71%	2.31%		1.60%

Supplemental Data
Net assets, end of year (000)	$483,847	$481,283	$178,753	$102,483		$126,827

Portfolio turnover rate(f)(g)	498%	699%	529%	834%		917%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)	Includes mortgage dollar roll transactions (“MDRs”).

See notes to financial statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Treasury Floating Rate Bond ETF

	Year Ended 10/31/21		Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$50.29		$50.28	$50.31	$50.24	$50.14

Net investment income (loss)(a)	(0.01)		0.31	1.08	0.92	0.39
Net realized and unrealized gain (loss)(b)	(0.01)		0.08	(0.04)	(0.07)	0.01

Net increase (decrease) from investment operations	(0.02)		0.39	1.04	0.85	0.40

Distributions(c)
From net investment income	(0.01)		(0.38)	(1.07)	(0.78)	(0.30)
From net realized gain	(0.00	)(d)	—	—	—	—

Total distributions	(0.01)		(0.38)	(1.07)	(0.78)	(0.30)

Net asset value, end of year	$50.26		$50.29	$50.28	$50.31	$50.24

Total Return(e)
Based on net asset value	(0.04)%		0.78%	2.09%	1.70%	0.80%

Ratios to Average Net Assets
Total expenses	0.15%		0.15%	0.15%	0.15%	0.15%

Net investment income (loss)	(0.02)%		0.62%	2.15%	1.83%	0.77%

Supplemental Data
Net assets, end of year (000)	$261,364		$407,351	$507,830	$306,913	$25,122

Portfolio turnover rate(f)	74%		44%	20%	17%	68%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Treasury Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$27.66	$26.28	$24.17	$25.16	$25.74

Net investment income(a)	0.25	0.39	0.53	0.48	0.40
Net realized and unrealized gain (loss)(b)	(0.96)	1.40	2.10	(1.00)	(0.61)

Net increase (decrease) from investment operations	(0.71)	1.79	2.63	(0.52)	(0.21)

Distributions(c)
From net investment income	(0.25)	(0.41)	(0.52)	(0.47)	(0.37)
From net realized gain	(0.24)	—	—	—	—

Total distributions	(0.49)	(0.41)	(0.52)	(0.47)	(0.37)

Net asset value, end of year	$26.46	$27.66	$26.28	$24.17	$25.16

Total Return(d)
Based on net asset value	(2.58)%	6.84%	10.99%	(2.10)%	(0.82)%

Ratios to Average Net Assets
Total expenses	0.09%	0.15%	0.15%	0.15%	0.15%

Net investment income	0.95%	1.43%	2.09%	1.95%	1.58%

Supplemental Data
Net assets, end of year (000)	$15,665,181	$15,037,638	$15,219,211	$6,747,196	$5,211,634

Portfolio turnover rate(e)	128%	91%	22%	27%	47%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

CMBS	Diversified
GNMA Bond	Diversified
Treasury Floating Rate Bond	Diversified
U.S. Treasury Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls and TBA sale commitments ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements  (continued)

securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Stripped Bonds: A stripped bond is a bond that has had its coupon payments and principal repayment stripped into two separate components then selling the separate parts as a zero-coupon bond and an interest paying coupon bond. Once stripped, each component trades as a separate security. Stripped bonds have a greater sensitivity to changes in interest rates than similar maturity debt obligations which provide for regular interest payments.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

U.S. Treasury Bond
Barclays Capital, Inc.	$50,050,781	$50,050,781		$—	$—
BofA Securities, Inc.	108,458	108,458		—	—
Credit Suisse AG	48,949,331	48,949,331		—	—
J.P. Morgan Securities LLC	51,002,035	51,002,035		—	—

	$150,110,605	$150,110,605		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

CMBS	0.25%
GNMA Bond	0.10
Treasury Floating Rate Bond	0.15
U.S. Treasury Bond	0.05

Effective October 20, 2021, for its investment advisory services to the iShares GNMA Bond ETF, BFA is entitled to an annual investment advisory fee of 0.10%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to October 20, 2021, BFA was entitled to an annual investment advisory fee of 0.15%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Effective April 1, 2021, for its investment advisory services to the iShares U.S. Treasury Bond ETF, BFA is entitled to an annual investment advisory fee of 0.05%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to April 1, 2021, BFA was entitled to an annual investment advisory fee of 0.15%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For the iShares GNMA Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

GNMA Bond	$82,659

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Treasury Floating Rate Bond	$3,852
U.S. Treasury Bond	208,745

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

U.S. Treasury Bond	$9,111,235,783	$11,140,571,545	$(23,389,777)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, including mortgage dollar rolls and excluding short-term investments and in-kind transactions, were as follows:

	U.S. Government Securities		Other Securities

iShares ETF	Purchases	Sales	Purchases	Sales

CMBS	$197,797,301	$39,635,178	$210,674,239	$45,769,387
GNMA Bond	2,500,100,350	2,479,499,506	—	—
Treasury Floating Rate Bond	303,064,305	221,321,886	—	—
U.S. Treasury Bond	19,660,191,258	19,408,423,407	—	—

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

CMBS	$22,390,434	$—
Treasury Floating Rate Bond	154,172,027	295,445,069
U.S. Treasury Bond	5,640,591,090	4,434,889,440

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to certain deemed distributions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

CMBS	$116,576	$(116,576)
Treasury Floating Rate Bond	148,484	(148,484)
U.S. Treasury Bond	183,220,406	(183,220,406)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20

CMBS
Ordinary income	$14,025,497	$11,396,821
Long-term capital gains	1,775,197	—

	$15,800,694	$11,396,821

GNMA Bond
Ordinary income	$590,997	$4,719,036
Return of capital	4,165,344	1,059,609

	$4,756,341	$5,778,645

Treasury Floating Rate Bond
Ordinary income	$70,173	$3,673,140
Long-term capital gains	7,376	—

	$77,549	$3,673,140

U.S. Treasury Bond
Ordinary income	$248,085,194	$229,963,044
Long-term capital gains	22,644,287	—

	$270,729,481	$229,963,044

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-Year Losses (c)	Total

CMBS	$1,412,074	$1,910,925	$—	$8,414,063	$—	$11,737,062
GNMA Bond	—	—	(3,701,329)	(1,812,039)	(205,238)	(5,718,606)
Treasury Floating Rate Bond	—	—	—	12,110	(85,589)	(73,479)
U.S. Treasury Bond	12,901,895	—	(122,194,650)	(108,609,054)	—	(217,901,809)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
(c)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

For the year ended October 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

Treasury Floating Rate Bond	$20,703

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

CMBS	$813,776,733	$15,062,569	$(6,648,506)	$8,414,063
GNMA Bond	586,227,145	2,210,118	(4,022,157)	(1,812,039)
Treasury Floating Rate Bond	254,020,527	19,504	(7,394)	12,110
U.S. Treasury Bond	16,069,617,172	79,086,475	(187,695,529)	(108,609,054)

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20

iShares ETF	Shares	Amount	Shares	Amount

CMBS
Shares sold	6,950,000	$378,337,893	2,150,000	$116,484,415
Shares redeemed	(600,000)	(32,850,252)	(1,100,000)	(59,906,665)

Net increase	6,350,000	$345,487,641	1,050,000	$56,577,750

GNMA Bond
Shares sold	1,550,000	$78,612,344	6,700,000	$342,951,025
Shares redeemed	(1,300,000)	(65,442,619)	(800,000)	(40,664,149)

Net increase	250,000	$13,169,725	5,900,000	$302,286,876

Treasury Floating Rate Bond
Shares sold	3,200,000	$160,881,792	3,600,000	$180,980,299
Shares redeemed	(6,100,000)	(306,696,398)	(5,600,000)	(281,609,584)

Net decrease	(2,900,000)	$(145,814,606)	(2,000,000)	$(100,629,285)

U.S. Treasury Bond
Shares sold	220,600,000	$5,882,272,810	279,100,000	$7,601,212,924
Shares redeemed	(172,200,000)	(4,638,549,032)	(314,600,000)	(8,691,392,456)

Net increase (decrease)	48,400,000	$1,243,723,778	(35,500,000)	$(1,090,179,532)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares CMBS ETF, iShares GNMA Bond ETF,

iShares Treasury Floating Rate Bond ETF and iShares U.S. Treasury Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares CMBS ETF, iShares GNMA Bond ETF, iShares Treasury Floating Rate Bond ETF and iShares U.S. Treasury Bond ETF (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	47

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends

CMBS	$14,414,026
GNMA Bond	494,275
Treasury Floating Rate Bond	36,419
U.S. Treasury Bond	145,693,830

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends	Qualified Short-Term Capital Gain

CMBS	$14,408,928	$77,176
GNMA Bond	494,275	—
Treasury Floating Rate Bond	34,675	15,038
U.S. Treasury Bond	139,883,654	103,234,771

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2021:

iShares ETF	Federal Obligation Interest

CMBS	$4,596
GNMA Bond	9,517
Treasury Floating Rate Bond	34,516
U.S. Treasury Bond	139,862,865

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended October 31, 2021:

iShares ETF	20% Rate Long-Term Capital Gain Dividends

CMBS	$1,891,281
Treasury Floating Rate Bond	7,376
U.S. Treasury Bond	22,644,287

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares CMBS ETF, iShares GNMA Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	49

Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Treasury Floating Rate Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

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Board Review and Approval of Investment Advisory Contract  (continued)

providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares U.S. Treasury Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to

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Board Review and Approval of Investment Advisory Contract  (continued)

evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
CMBS(a)	$1.214707	$0.206969	$0.005566	$1.427242	85%	15%	0	%(b)	100%
GNMA Bond(a)	0.022499	—	0.454158	0.476657	5	—	95		100
Treasury Floating Rate Bond(a)	—	—	0.009828	0.009828	—	—	100		100
U.S. Treasury Bond	0.252850	0.241148	—	0.493998	51	49	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	55

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (64)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (51)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (50)	President (since 2019).

Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	57

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

STRIPS	Separate Trading of Registered Interest & Principal of Securities

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	59

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited or Interactive Data Pricing and Reference Data LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1005-1021

OCTOBER 31, 2021

2021 Annual Report

iShares Trust

• iShares Core 1-5 Year USD Bond ETF | ISTB | NASDAQ

• iShares Core International Aggregate Bond ETF | IAGG | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Bond Market Overview

Global investment-grade bonds declined slightly for the 12 months ended October 31, 2021 (“reporting period”). The Bloomberg Global Aggregate Index, a broad measure of global bond market performance, returned -1.24% in U.S. dollar terms for the reporting period.

While the global economy continued its rebound from the impact of the coronavirus pandemic, the recovery was uneven and beset with challenges. The creation of multiple COVID-19 vaccines and the implementation of vaccination programs globally helped to mitigate the pandemic’s impact and led to the lifting of restrictions in many countries. However, while nearly half of the world’s population received at least one vaccine dose by the end of the reporting period, vaccine distribution varied substantially. The spread of the highly contagious Delta variant led to swift case increases in some areas, causing renewed restrictions and constraining global growth.

Bond performance differed by type, but in general corporate bonds gained more than government bonds, and lower-rated bonds gained more than higher-rated bonds. The improving economic environment and vaccination progress led to investor optimism about the lower-rated segments of the market. However, a notable rise in global inflation pressured bonds, which typically lose value in an inflationary environment.

Bonds in the U.S. established these global patterns, as corporate bonds, particularly high-yield bonds, posted solid returns, backed by strong investor demand for yield, while U.S. Treasuries declined, largely due to rising inflation. Bond issuance was high by historical standards, as corporations were eager to take advantage of low borrowing costs, while the federal government issued debt to finance stimulus and other spending. The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchase program. The Fed indicated that it would begin slowing its bond buying activities late in 2021, and their forecast showed that an interest rate increase is possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

European bond prices declined overall, as supply chain frictions and increasing commodities prices, particularly for energy commodities, led to the highest Eurozone inflation rate in 13 years. In response, the European Central Bank (“ECB”) slowed the pace of its bond purchases, while keeping its benchmark interest rate at 0%. The E.U. issued €20 billion in common European bonds to partially finance its pandemic recovery fund, attracting high investor interest. Bond prices also declined in the U.K. amid a relatively early vaccination push and robust economic recovery. While the Bank of England kept interest rates at record lows, it signaled that it would soon raise interest rates to counter growing inflation.

In contrast, bonds in the Asia/Pacific region posted a solid gain overall, although gains were mostly concentrated in corporate bonds, particularly the lower-rated segment of the market. Japanese government bonds were nearly flat, as inflation concerns were much less prominent in Japan compared to other regions, and the Bank of Japan showed no signs of tightening monetary policy. Emerging market bonds also advanced, benefiting from higher yields compared with developed economies, as investors sought income in a low interest rate environment. However, concerns late in the reporting period surrounding China’s highly indebted property companies weighed on returns of some emerging market bonds.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Core 1-5 Year USD Bond ETF

Investment Objective

The iShares Core 1-5 Year USD Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield with remaining maturities between one and five years, as represented by the Bloomberg U.S. Universal 1-5 Year Index (the “Index”) (formerly the Bloomberg Barclays U.S. Universal 1-5 Year Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	0.44%	2.40%	1.96%	0.44%	12.56%	19.15%
Fund Market	0.36	2.38	1.96	0.36	12.48	19.16
Index	0.58	2.48	2.06	0.58	13.04	20.24

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Index Performance through June 2, 2014 reflects the performance of the Bloomberg U.S. Government/Credit 1-5 Year Bond Index. Index performance beginning on June 3, 2014 reflects the performance of the Bloomberg U.S. Universal 1-5 Year Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 996.80	$ 0.30		$ 1,000.00	$ 1,024.90	$ 0.31		0.06%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® Core 1-5 Year USD Bond ETF

Portfolio Management Commentary

U.S. dollar-denominated short and intermediate-term bonds posted a modest gain for the reporting period, despite rising yields (which move inversely to prices) on some bonds, as interest payments cushioned price declines. Bond yields rose in anticipation of less accommodative policy from the Fed, as well as less demand for short-maturity, relatively low-yielding bonds, as investors generally favored riskier assets.

The higher yields of the Index’s corporate bonds provided a ballast against the declining prices of lower-yielding, government-issued securities. From a credit quality perspective, lower-rated corporate bonds were the largest contributors to the Index’s return. From a sector perspective, bonds issued by companies in the energy sector contributed the most to the Index’s performance, as the prices of oil and gas more than doubled during the reporting period, reaching a seven-year high. Although oil demand remained below pre-pandemic levels, the rapid recovery in demand was met with supply disruptions and shortages, particularly for natural gas. Bonds issued by consumer cyclical companies also contributed to the Index’s return, as bonds in every industry, including automotive, home construction, and leisure, gained, reflecting rising wages and brisk consumer spending.

U.S. Treasuries, which have the lowest yields and the greatest interest rate sensitivity relative to other bond sectors, detracted the most from the Index’s return amid rising interest rates. Heightened issuance of U.S. Treasuries, following record issuance in 2020, to finance the second largest annual federal budget deficit, raised concerns about the market’s ability to absorb monthly auctions of U.S. Treasuries without higher interest rates. Growing revenue from income tax late in the reporting period allowed the U.S. Treasury to set expectations for smaller but still substantial auctions.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)

Aaa	53.8%
Aa	3.6
A	16.7
Baa	13.5
Ba	3.7
B	2.5
Caa	0.8
Not Rated	5.4

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Total Investments	(a)

U.S. Government & Agency Obligations	55.0%
Corporate Bonds & Notes	36.1
Foreign Government Obligations	6.9
Collaterized Mortgage Obligations	1.5
Asset-Backed Securities	0.5
Municipal Debt Obligations	0.1
TBA Sales Commitments	(0.1)
Common Stocks	0.0	(b)

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Core International Aggregate Bond ETF

Investment Objective

The iShares Core International Aggregate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of global non-U.S. dollar-denominated investment-grade bonds that mitigates exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the Bloomberg Global Aggregate ex USD 10% Issuer Capped (Hedged) Index (the “Index”) (formerly the Bloomberg Barclays Global Aggregate ex USD 10% Issuer Capped (Hedged) Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(1.52)%	3.00%	3.54%	(1.52)%	15.92%	23.13%
Fund Market	(1.64)	2.99	3.55	(1.64)	15.87	23.22
Index	(1.50)	3.12	3.63	(1.50)	16.59	23.74

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/10/15. The first day of secondary market trading was 11/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,001.50	$ 0.40		$ 1,000.00	$ 1,024.80	$ 0.41		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021 (continued)	iShares® Core International Aggregate Bond ETF

Portfolio Management Commentary

As represented by the Index, international investment-grade bonds declined on a currency-hedged basis for the reporting period, as bond yields rose worldwide amid growth-oriented monetary policy and rising inflation in many countries. Bond yields, which move inversely to bond prices, rose from relatively low levels as investor confidence strengthened. The U.S. dollar declined overall relative to many of the currencies of countries represented in the Index, which meant the Index’s hedging activity detracted from the Index’s performance.

The longest-maturity bonds, as well as bonds rated with Moody’s three highest ratings from Aaa to A, were the largest detractors from the Index’s return, as rising inflation and heavy bond issuance, due to large budget deficits, drove down prices for long-term, government-issued debt. From a country perspective, European bonds, including those issued by the U.K., France, and Germany, were the largest detractors from the Index’s return, as bond yields and inflation rose in the three largest European economies.

On the upside, Chinese securities contributed to the Index’s return despite volatility in the country’s credit markets. Foreign government agencies, which typically offer relatively high credit ratings with a yield premium relative to the local government bond market, also contributed to the Index’s return, as higher yields offset the negative impact of rising interest rates.

Among the local currencies represented in the Index, the euro declined approximately 1% against the U.S. dollar, while the British pound gained approximately 6%, reflecting investors’ expectations for an imminent interest rate increase by the Bank of England. The positive performance of some foreign currencies meant hedging activity detracted from the Index’s return. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of foreign currency performance relative to the U.S. dollar, leading to an Index return that was relatively close to the Index’s return measured in local currencies.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Total Investments	(a)

Foreign Government Obligations	80.4%
Corporate Bonds & Notes	19.6

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)

China	14.8%
Japan	11.4
France	10.5
United Kingdom	9.5
Germany	9.0
Italy	6.4
Canada	6.0
Spain	4.7
Australia	3.0
Supranational	2.9

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities

American Express Credit Account Master Trust Series 2018-2, Class A, 3.01%, 10/15/25	$3,000	$3,103,284
AmeriCredit Automobile Receivables Trust Series 2021-1, Class A3, 0.37%, 08/18/25 (Call 11/18/21)	2,290	2,283,746
BA Credit Card Trust Series 2021-A1, Class A1, 0.44%, 09/15/26	3,510	3,477,565
Capital One Multi-Asset Execution Trust Series 2021-A1, Class A1, 0.55%, 07/15/26	2,000	1,981,834
CarMax Auto Owner Trust Series 2021-4, Class A3, 0.56%, 09/15/26 (Call 11/15/21)	2,250	2,227,989
Drive Auto Receivables Trust Series 2018-2, Class D, 4.14%, 08/15/24 (Call 11/15/21)	1,323	1,341,163
GM Financial Consumer Automobile Receivables Trust
Series 2019-2, Class A4, 2.65%, 02/16/24 (Call 11/16/21)	563	567,226
Series 2020-2, Class A3, 1.49%, 12/16/24 (Call 11/16/21)	1,773	1,786,702
Honda Auto Receivables Owner Trust
Series 2019-2, Class A4, 2.54%, 03/21/25 (Call 11/21/21)	2,375	2,421,268
Series 2020-2, Class A4, 1.09%, 10/15/26 (Call 11/15/21)	2,750	2,770,094
Nissan Auto Lease Trust Series 2020-A, Class A4, 1.88%, 04/15/25 (Call 11/15/21)	1,870	1,889,437
Santander Drive Auto Receivables Trust
Class C, 0.95%, 09/15/27 (Call 11/15/21)	1,370	1,361,612
Series 2018-4, Class C, 3.56%, 07/15/24 (Call 11/15/21)	41	40,715
Series 2020-1, Class C, 4.11%, 12/15/25 (Call 11/15/21)	1,018	1,049,919
Toyota Auto Receivables Owner Trust, Class A4, 0.53%, 10/15/26 (Call 11/15/21)	750	738,492
Verizon Master Trust Series 2021-1, Class A, 0.50%, 05/20/27 (Call 11/20/21)	2,870	2,842,115
World Omni Select Auto Trust Series 2020-A, Class A3, 0.55%, 07/15/25 (Call 11/15/21)	430	430,254

Total Asset-Backed Securities — 0.5% (Cost: $30,332,653)		30,313,415

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 1.5%
Benchmark Mortgage Trust
Series 2018-B21, Class A2, 1.74%, 12/17/53 (Call 12/15/21)	1,000	999,301
Series 2018-B4, Class A2, 3.98%, 07/15/51	3,345	3,488,137
CD Mortgage Trust, Series 2016-CD2, Class A3, 3.25%, 11/10/49 (Call 12/10/21)	970	1,018,342
COMM Mortgage Trust 3.09%, 10/10/49 (Call 12/10/21)	5,440	5,776,347
Class A4, 3.61%, 10/10/48 (Call 12/10/21)	1,335	1,433,745
Series 2012-CR1, Class A3, 3.39%, 05/15/45 (Call 12/15/21)	561	562,396
Series 2013-CR12, Class A4, 4.05%, 10/10/46 (Call 12/10/21)	2,000	2,108,496
Series 2013-CR8, Class A5, 3.61%, 06/10/46 (Call 12/10/21)(a)	5,366	5,568,166
Series 2013-CR9, Class A4, 4.25%, 07/10/45(a)	2,000	2,094,435

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2014-CR20, Class A3, 3.33%, 11/10/47 (Call 12/10/21)	$3,689	$3,838,671
Series 2014-CR20, Class A4, 3.59%, 11/10/47 (Call 12/10/21)	4,200	4,452,917
Series 2015-CR25, Class A4, 3.76%, 08/10/48 (Call 12/10/21)	2,650	2,861,841
Series 2015-LC21, Class A4, 3.71%, 07/10/48 (Call 12/10/21)	1,560	1,674,282
Series 2015-PC1, Class A5, 3.90%, 07/10/50 (Call 12/10/21)	4,000	4,308,749
Federal National Mortgage Association, Series 2019-M25, Class A1, 2.14%, 11/25/29	1,916	1,984,485
Freddie Mac Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.67%, 12/25/24 (Call 12/25/21)	5,000	5,233,072
GS Mortgage Securities Trust
Series 2014-GC20, Class AAB, 3.66%, 04/10/47	1,114	1,151,162
Series 2014-GC24, Class A4, 3.67%, 09/10/47 (Call 12/10/21)	1,987	2,069,681
Series 2014-GC24, Class A5, 3.93%, 09/10/47 (Call 12/10/21)	4,000	4,276,251
Series 2017-GS7, Class AAB, 3.20%, 08/10/50 (Call 12/10/21)	4,000	4,221,662
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4, 4.17%, 12/15/46	2,831	2,994,815
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18, Class A5, 4.08%, 02/15/47 (Call 12/15/21)	225	238,929
Series 2014-C22, Class A4, 3.80%, 09/15/47 (Call 12/15/21)	3,000	3,193,446
Series 2015-C27, Class AS, 3.02%, 02/15/48 (Call 12/15/21)	1,362	1,405,545
Series 2015-C29, Class A4, 3.61%, 05/15/48 (Call 12/15/21)	2,000	2,138,840
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class A5, 3.80%, 07/15/47 (Call 12/15/21)	150	158,974
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10, Class A4, 4.08%, 07/15/46 (Call 12/15/21)(a)	3,000	3,124,982
Series 2013-C10, Class AS, 4.22%, 07/15/46 (Call 12/15/21)(a)	1,000	1,042,067
Series 2013-C11, Class A4, 4.15%, 08/15/46 (Call 12/15/21)(a)	1,000	1,045,334
Series 2013-C7, Class A3, 2.66%, 02/15/46 (Call 12/15/21)	1,342	1,357,874
Series 2014-C17, Class A4, 3.44%, 08/15/47 (Call 12/15/21)	2,405	2,451,876
Series 2014-C18, Class ASB, 3.62%, 10/15/47	917	949,032
Series 2015-C22, Class A4, 3.31%, 04/15/48 (Call 12/15/21)	250	264,158
Morgan Stanley Capital I Trust, Series 2019-L3, Class AS, 3.49%, 11/15/52 (Call 12/15/21)	970	1,049,646
UBS Commercial Mortgage Trust, Series 2018-C14, Class ASB, 4.39%, 12/15/51 (Call 12/15/21)	3,890	4,354,526
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 03/10/46 (Call 12/10/21)	800	816,266
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class ASB, 3.24%, 12/15/47 (Call 12/15/21)	938	969,784

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2016-NXS5, Class A6, 3.64%, 01/15/59 (Call 12/15/21)	$5,000	$5,398,640
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45 (Call 12/15/21)	3,000	3,047,140

		95,124,012

Total Collaterized Mortgage Obligations — 1.5% (Cost: $95,892,525)		95,124,012

Corporate Bonds & Notes

Advertising — 0.0%
Clear Channel International BV, 6.63%, 08/01/25 (Call 02/01/22)(b)	200	208,120
National CineMedia LLC, 5.75%, 08/15/26 (Call 02/15/22)	50	40,184
Omnicom Group Inc./Omnicom Capital Inc. 3.60%, 04/15/26 (Call 01/15/26)	343	370,714
3.65%, 11/01/24 (Call 08/01/24)	850	907,460
Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 06/15/25 (Call 06/15/22)(b)	200	210,040
WPP Finance 2010, 3.75%, 09/19/24	373	400,274

		2,136,792

Aerospace & Defense — 0.6%
BAE Systems Holdings Inc. 3.80%, 10/07/24(b)	326	349,211
3.85%, 12/15/25 (Call 09/15/25)(b)	1,105	1,196,516
Boeing Co. (The) 1.43%, 02/04/24 (Call 02/04/22)	1,329	1,329,784
1.88%, 06/15/23 (Call 04/15/23)	515	521,654
1.95%, 02/01/24	1,139	1,160,163
2.20%, 02/04/26 (Call 02/04/23)	2,190	2,195,322
2.25%, 06/15/26 (Call 03/15/26)	215	217,176
2.60%, 10/30/25 (Call 07/30/25)	25	25,673
2.75%, 02/01/26 (Call 01/01/26)	1,275	1,316,297
2.80%, 03/01/23 (Call 02/01/23)	170	174,036
2.80%, 03/01/24 (Call 02/01/24)	555	573,376
2.85%, 10/30/24 (Call 07/30/24)	61	63,303
4.51%, 05/01/23 (Call 04/01/23)	1,463	1,533,955
4.88%, 05/01/25 (Call 04/01/25)	1,613	1,781,381
Bombardier Inc. 7.13%, 06/15/26 (Call 06/15/23)(b)	650	682,305
7.50%, 12/01/24 (Call 11/29/21)(b)	540	562,118
7.50%, 03/15/25 (Call 11/29/21)(b)	750	769,462
Embraer Netherlands Finance BV, 5.05%, 06/15/25	800	831,248
F-Brasile SpA / F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26 (Call 08/15/22)(b)	225	228,380
General Dynamics Corp. 1.15%, 06/01/26 (Call 05/01/26)(c)	90	89,762
1.88%, 08/15/23 (Call 06/15/23)	360	368,316
2.25%, 11/15/22 (Call 08/15/22)	597	605,382
2.38%, 11/15/24 (Call 09/15/24)	112	116,601
3.25%, 04/01/25 (Call 03/01/25)	1,290	1,373,527
3.38%, 05/15/23 (Call 04/15/23)	775	807,883
3.50%, 05/15/25 (Call 03/15/25)	164	176,372
Hexcel Corp., 4.95%, 08/15/25 (Call 05/15/25)	150	164,634
Howmet Aerospace Inc. 5.13%, 10/01/24 (Call 07/01/24)	630	693,731
6.88%, 05/01/25 (Call 04/01/25)	540	626,173
L3Harris Technologies Inc. 3.83%, 04/27/25 (Call 01/27/25)	89	96,082

Security	Par (000)	Value

Aerospace & Defense (continued)
3.85%, 06/15/23 (Call 05/15/23)	$897	$940,280
3.95%, 05/28/24 (Call 02/28/24)	407	433,357
Lockheed Martin Corp. 2.90%, 03/01/25 (Call 12/01/24)	493	520,100
3.10%, 01/15/23 (Call 11/15/22)	478	491,059
3.55%, 01/15/26 (Call 10/15/25)	1,075	1,170,481
Northrop Grumman Corp. 2.93%, 01/15/25 (Call 11/15/24)	1,201	1,262,011
3.25%, 08/01/23	364	380,395
Raytheon Technologies Corp. 3.20%, 03/15/24 (Call 01/15/24)	688	723,171
3.70%, 12/15/23 (Call 09/15/23)	182	192,172
3.95%, 08/16/25 (Call 06/16/25)	990	1,080,476
Rolls-Royce PLC, 3.63%, 10/14/25 (Call 07/14/25)(b)	500	510,710
Spirit AeroSystems Inc. 3.95%, 06/15/23 (Call 05/15/23)	155	157,751
5.50%, 01/15/25 (Call 10/15/22)(b)	245	255,983
7.50%, 04/15/25 (Call 04/15/22)(b)	635	670,471
SSL Robotics LLC, 9.75%, 12/31/23 (Call 12/15/21)(b)	240	259,416
ST Engineering RHQ Ltd., 1.50%, 04/29/25 (Call 01/29/25)(d)	600	601,080
Teledyne Technologies Inc. 0.65%, 04/01/23	165	164,561
0.95%, 04/01/24 (Call 04/01/22)	250	249,718
1.60%, 04/01/26 (Call 03/01/26)	150	149,736
TransDigm Inc. 6.25%, 03/15/26 (Call 03/15/22)(b)	2,250	2,350,215
6.38%, 06/15/26 (Call 12/15/21)	475	491,444
8.00%, 12/15/25 (Call 04/08/22)(b)	555	590,315
TransDigm UK Holdings PLC, 6.88%, 05/15/26 (Call 11/15/21)	250	263,643
Triumph Group Inc. 6.25%, 09/15/24 (Call 03/15/22)(b)	270	269,733
7.75%, 08/15/25 (Call 02/15/22)	300	304,908
8.88%, 06/01/24 (Call 02/01/23)(b)	293	322,863

		35,435,872

Agriculture — 0.3%
Altria Group Inc. 2.35%, 05/06/25 (Call 04/06/25)	1,143	1,177,004
4.40%, 02/14/26 (Call 12/14/25)	145	160,854
BAT Capital Corp. 2.79%, 09/06/24 (Call 08/06/24)	731	760,635
3.22%, 08/15/24 (Call 06/15/24)	1,259	1,322,101
3.22%, 09/06/26 (Call 07/06/26)	100	105,110
BAT International Finance PLC 1.67%, 03/25/26 (Call 02/25/26)	2,440	2,411,964
3.95%, 06/15/25(b)	299	322,217
Bunge Ltd. Finance Corp. 1.63%, 08/17/25 (Call 07/17/25)	412	413,545
4.35%, 03/15/24 (Call 02/15/24)	616	661,818
Cargill Inc. 0.40%, 02/02/24 (Call 01/02/24)(b)	510	505,726
0.75%, 02/02/26 (Call 01/02/26)(b)	1,925	1,876,086
1.38%, 07/23/23(b)	1,396	1,413,506
3.25%, 03/01/23(b)	106	109,856
Cooke Omega Investments Inc./Alpha VesselCo Holdings Inc., 8.50%, 12/15/22 (Call 12/15/21)(b)	100	102,052
Imperial Brands Finance PLC 3.13%, 07/26/24 (Call 06/26/24)(b)	475	496,061
3.50%, 02/11/23 (Call 11/11/22)(b)	300	307,827

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Agriculture (continued)
4.25%, 07/21/25 (Call 04/21/25)(b)	$540	$584,048
MHP Lux SA, 6.95%, 04/03/26 (Call 04/03/22)(d)	200	212,272
MHP SE, 7.75%, 05/10/24 (Call 11/10/21)(d)	400	432,008
Philip Morris International Inc. 0.88%, 05/01/26 (Call 04/01/26)	360	349,758
1.13%, 05/01/23	446	450,103
1.50%, 05/01/25 (Call 04/01/25)	757	763,382
2.13%, 05/10/23 (Call 03/10/23)	453	462,817
2.50%, 11/02/22 (Call 10/02/22)	693	706,583
2.63%, 03/06/23	137	140,977
2.75%, 02/25/26 (Call 11/25/25)	575	604,566
2.88%, 05/01/24 (Call 04/01/24)	762	797,784
3.25%, 11/10/24	557	592,899
3.38%, 08/11/25 (Call 05/11/25)	112	119,987
3.60%, 11/15/23	235	249,180
Reynolds American Inc. 4.45%, 06/12/25 (Call 03/12/25)	1,296	1,414,273
4.85%, 09/15/23	280	300,821
Turning Point Brands Inc., 5.63%, 02/15/26 (Call 02/15/23)(b)	125	127,606
Viterra Finance BV, 2.00%, 04/21/26 (Call 03/21/26)(b)	605	605,278
Wens Foodstuffs Group Co. Ltd., 2.35%, 10/29/25 (Call 04/29/22)(d)	200	169,934

		21,230,638

Airlines — 0.3%
Air Canada, 3.88%, 08/15/26 (Call 02/15/26)(b)	605	612,974
Air Canada Pass Through Trust, Series 2020-1, Class C, 10.50%, 07/15/26(b)	200	246,158
Allegiant Travel Co., 8.50%, 02/05/24 (Call 08/05/23)(b)	75	81,133
American Airlines Group Inc. 3.75%, 03/01/25(b)(c)	370	337,636
5.00%, 06/01/22(b)	250	250,875
American Airlines Inc., 11.75%, 07/15/25(b)	1,280	1,585,651
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26(b)	1,775	1,861,371
American Airlines Pass Through Trust
Series 2013-1, Class A, 4.00%, 07/15/25	119	115,184
Series 2013-2, Class A, 4.95%, 07/15/24	269	274,622
Series 2014-1, Class A, 3.70%, 10/01/26	125	127,826
Azul Investments LLP, 7.25%, 06/15/26 (Call 06/15/24)(b)	200	185,938
British Airways Pass Through Trust, Series 2013-1, Class A, 4.63%, 12/20/25(b)	80	83,883
Continental Airlines 2012-2 Class A Pass Through Trust, Series 2012-2 A, Class A, 4.00%, 10/29/24	51	53,474
Delta Air Lines Inc. 2.90%, 10/28/24 (Call 09/28/24)	403	411,237
3.63%, 03/15/22 (Call 02/15/22)	300	301,923
3.80%, 04/19/23 (Call 03/19/23)	344	356,174
7.00%, 05/01/25(b)	1,849	2,163,164
7.38%, 01/15/26 (Call 12/15/25)	625	734,775
Delta Air Lines Inc. Pass Through Trust, Series 2019-1, Class AA, 3.20%, 10/25/25	90	93,658
Delta Air Lines Inc./SkyMiles IP Ltd., 4.50%, 10/20/25(b)	1,442	1,541,743
Gol Finance SA, 7.00%, 01/31/25 (Call 01/31/22)	450	403,893
Hawaiian Airlines Pass Through Certificates, Series 2013-1, Class A, 3.90%, 07/15/27(c)	99	98,519
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(b)	605	635,250
Southwest Airlines Co. 2.75%, 11/16/22 (Call 10/16/22)	124	126,482

Security	Par (000)	Value

Airlines (continued)
4.75%, 05/04/23	$720	$761,566
5.25%, 05/04/25 (Call 04/04/25)	1,017	1,140,077
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (Call 09/20/23)(b)	258	288,823
U.S. Airways Pass Through Trust, Series 2013-1, Class A, 3.95%, 11/15/25	172	174,847
United Airlines Holdings Inc. 4.25%, 10/01/22	219	223,503
4.88%, 01/15/25(c)	225	232,650
5.00%, 02/01/24	150	155,820
United Airlines Inc., 4.38%, 04/15/26 (Call 10/15/25)(b)	1,045	1,082,014
United Airlines Pass Through Trust
Series 16-2, Class B, 3.65%, 04/07/27	82	82,175
Series 2012-1 A, Class A, 4.15%, 04/11/24	145	152,169
Series 2013-1, Class A, 4.30%, 08/15/25	343	363,958
Series 2014-1, Class A, 4.00%, 04/11/26	193	203,328
Series 2016-1, Class B, 3.65%, 07/07/27(c)	87	87,272
Series 2018-1, Class B, 4.60%, 09/01/27	91	93,009
Series 2020-1, Class B, 4.88%, 07/15/27	224	236,760

		17,961,514

Apparel — 0.1%
Hanesbrands Inc. 4.63%, 05/15/24 (Call 02/15/24)(b)	475	496,617
4.88%, 05/15/26 (Call 02/15/26)(b)	450	481,230
5.38%, 05/15/25 (Call 05/15/22)(b)	350	364,536
Michael Kors USA Inc., 4.50%, 11/01/24 (Call 09/01/24)(b)	225	238,205
NIKE Inc., 2.40%, 03/27/25 (Call 02/27/25)	588	612,478
PVH Corp., 4.63%, 07/10/25 (Call 06/10/25)	738	808,951
Ralph Lauren Corp., 3.75%, 09/15/25 (Call 07/15/25)	28	30,454
Tapestry Inc., 4.25%, 04/01/25 (Call 01/01/25)	990	1,068,685
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)	325	334,796
VF Corp., 2.40%, 04/23/25 (Call 03/23/25)	458	473,810
William Carter Co. (The), 5.50%, 05/15/25 (Call 05/15/22)(b)	250	261,595

		5,171,357

Auto Manufacturers — 1.4%
American Honda Finance Corp. 0.35%, 04/20/23	100	99,661
0.65%, 09/08/23	165	165,025
0.75%, 08/09/24	150	149,060
0.88%, 07/07/23	460	462,351
1.00%, 09/10/25	70	69,350
1.20%, 07/08/25	261	260,355
1.30%, 09/09/26	335	332,451
1.95%, 05/10/23	974	993,704
2.05%, 01/10/23	269	273,963
2.15%, 09/10/24	505	521,165
2.40%, 06/27/24	524	543,797
2.60%, 11/16/22	249	254,408
2.90%, 02/16/24	142	148,451
3.45%, 07/14/23	515	539,339
3.55%, 01/12/24	832	880,140
3.63%, 10/10/23	401	423,853
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(b)	650	713,381
Baic Finance Investment Co. Ltd., 2.00%, 03/16/24 (Call 03/16/22)(d)	200	200,298
BMW Finance NV, 2.40%, 08/14/24 (Call 07/14/24)(b)	500	518,935

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
BMW U.S. Capital LLC 0.75%, 08/12/24(b)(c)	$217	$216,010
0.80%, 04/01/24(b)	445	444,137
1.25%, 08/12/26 (Call 07/12/26)(b)(c)	285	281,956
2.25%, 09/15/23 (Call 07/15/23)(b)	225	231,271
3.15%, 04/18/24 (Call 03/18/24)(b)	530	557,777
3.45%, 04/12/23 (Call 03/12/23)(b)	452	470,017
3.80%, 04/06/23(b)	408	426,156
3.90%, 04/09/25 (Call 03/09/25)(b)	1,079	1,171,578
Cummins Inc. 0.75%, 09/01/25 (Call 08/01/25)	245	241,369
3.65%, 10/01/23 (Call 07/01/23)	613	644,330
Daimler Finance North America LLC 0.75%, 03/01/24(b)	75	74,642
1.45%, 03/02/26(b)	260	258,794
1.75%, 03/10/23(b)	75	76,099
2.13%, 03/10/25(b)	610	625,073
2.70%, 06/14/24(b)	304	316,643
3.30%, 05/19/25(b)	310	330,085
3.50%, 08/03/25(b)	125	134,213
3.65%, 02/22/24(b)	480	508,637
3.70%, 05/04/23(b)	405	422,941
Ford Motor Co. 8.50%, 04/21/23	1,810	1,983,398
9.00%, 04/22/25 (Call 03/22/25)	1,805	2,170,711
Ford Motor Credit Co. LLC 2.70%, 08/10/26 (Call 07/10/26)	765	762,636
2.98%, 08/03/22 (Call 07/03/22)	200	201,770
3.09%, 01/09/23	725	736,745
3.10%, 05/04/23	440	448,408
3.35%, 11/01/22	490	497,247
3.37%, 11/17/23	495	507,702
3.38%, 11/13/25 (Call 10/13/25)	1,180	1,212,568
3.55%, 10/07/22	228	231,500
3.66%, 09/08/24	500	518,725
3.81%, 01/09/24 (Call 11/09/23)	500	516,460
4.06%, 11/01/24 (Call 10/01/24)	930	976,472
4.13%, 08/04/25	800	845,080
4.14%, 02/15/23 (Call 01/15/23)	465	478,392
4.25%, 09/20/22	400	409,040
4.38%, 08/06/23	475	494,850
4.39%, 01/08/26	600	641,046
4.54%, 08/01/26 (Call 06/01/26)	350	376,698
4.69%, 06/09/25 (Call 04/09/25)	450	481,212
5.13%, 06/16/25 (Call 05/16/25)	860	934,046
5.58%, 03/18/24 (Call 02/18/24)	740	797,313
Geely Automobile Holdings Ltd. 3.63%, 01/25/23 (Call 01/25/22)(d)	200	204,072
4.00%, (Call 12/09/21)(a)(d)(e)	200	205,846
Geely Finance Hong Kong Ltd., 3.00%, 03/05/25 (Call 03/05/22)(d)	200	200,634
General Motors Co. 4.88%, 10/02/23	424	454,922
5.40%, 10/02/23	867	938,632
6.13%, 10/01/25 (Call 09/01/25)	569	659,556
General Motors Financial Co. Inc. 1.05%, 03/08/24	370	369,068
1.20%, 10/15/24	605	602,526
1.25%, 01/08/26 (Call 12/08/25)	639	625,945
1.50%, 06/10/26 (Call 05/10/26)	1,230	1,210,295

Security	Par (000)	Value

Auto Manufacturers (continued)
1.70%, 08/18/23	$163	$165,334
2.75%, 06/20/25 (Call 05/20/25)	2,170	2,252,677
2.90%, 02/26/25 (Call 01/26/25)	778	809,143
3.25%, 01/05/23 (Call 12/05/22)	279	286,580
3.50%, 11/07/24 (Call 09/07/24)	592	626,821
3.70%, 05/09/23 (Call 03/09/23)	774	803,675
3.95%, 04/13/24 (Call 02/13/24)	743	788,628
4.00%, 01/15/25 (Call 10/15/24)	535	572,482
4.15%, 06/19/23 (Call 05/19/23)	871	914,698
4.25%, 05/15/23	402	422,325
4.30%, 07/13/25 (Call 04/13/25)	160	173,890
4.35%, 04/09/25 (Call 02/09/25)	261	283,702
5.10%, 01/17/24 (Call 12/17/23)	889	962,414
5.25%, 03/01/26 (Call 12/01/25)	350	396,032
Harley-Davidson Financial Services Inc. 3.35%, 02/15/23 (Call 01/15/23)(b)	185	190,236
3.35%, 06/08/25 (Call 05/08/25)(b)	1,037	1,093,724
Hyundai Assan Otomotiv Co., 1.63%, 07/12/26 (Call 01/12/22)(d)	200	195,964
Hyundai Capital America 0.80%, 04/03/23(b)	50	49,941
0.80%, 01/08/24(b)	1,207	1,196,753
0.88%, 06/14/24(b)	380	375,881
1.00%, 09/17/24(b)	300	297,210
1.25%, 09/18/23(b)	1,622	1,629,088
1.30%, 01/08/26 (Call 12/08/25)(b)	1,200	1,171,020
1.50%, 06/15/26 (Call 05/15/26)(b)	1,450	1,418,346
1.65%, 09/17/26 (Call 08/17/26)(b)	500	491,670
1.80%, 10/15/25 (Call 09/15/25)(b)	920	920,009
2.38%, 02/10/23(b)	329	335,050
2.65%, 02/10/25 (Call 01/10/25)(b)	430	443,330
2.85%, 11/01/22(b)	730	744,556
3.40%, 06/20/24(d)	450	473,755
4.13%, 06/08/23(d)	300	314,655
4.30%, 02/01/24(d)	225	239,942
5.88%, 04/07/25 (Call 03/07/25)(b)	1,064	1,205,310
Hyundai Capital Services Inc. 1.25%, 02/08/26 (Call 02/08/22)(d)	200	195,638
3.75%, 03/05/23 (Call 03/05/22)(d)	250	259,277
Hyundai Motor Manu Indo Co., 1.75%, 05/06/26 (Call 11/06/21)(d)	400	394,868
Jaguar Land Rover Automotive PLC 5.63%, 02/01/23 (Call 02/01/22)(b)	150	150,752
7.75%, 10/15/25 (Call 10/15/22)(b)	400	431,860
Kia Corp. 1.00%, 04/16/24 (Call 04/16/22)(d)	400	399,044
3.00%, 04/25/23 (Call 04/25/22)(d)	200	206,276
Nissan Motor Acceptance Co. LLC 1.13%, 09/16/24(b)	435	431,237
1.85%, 09/16/26 (Call 08/16/26)(b)	600	585,324
Nissan Motor Acceptance Corp. 1.05%, 03/08/24(b)	195	193,756
3.45%, 03/15/23(b)	110	113,574
3.88%, 09/21/23(b)	641	673,197
Nissan Motor Co. Ltd. 3.04%, 09/15/23(b)	755	781,108
3.52%, 09/17/25 (Call 08/17/25)(b)	1,190	1,251,928
PACCAR Financial Corp. 0.35%, 08/11/23	62	61,770
0.35%, 02/02/24	14	13,869

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
0.50%, 08/09/24	$290	$286,993
0.80%, 06/08/23	68	68,237
1.10%, 05/11/26	195	193,167
1.80%, 02/06/25	186	190,023
1.90%, 02/07/23	83	84,472
2.15%, 08/15/24	385	397,705
2.65%, 04/06/23	79	81,412
3.40%, 08/09/23	113	118,623
Stellantis Finance U.S. Inc., 2.69%, 09/15/31 (Call 06/15/31)(b)	1,000	984,520
Stellantis NV, 5.25%, 04/15/23	575	610,713
Toyota Motor Corp. 0.68%, 03/25/24 (Call 02/25/24)	1,120	1,115,128
1.34%, 03/25/26 (Call 02/25/26)	2,087	2,082,346
2.36%, 07/02/24	326	338,655
3.42%, 07/20/23	239	250,852
Toyota Motor Credit Corp. 0.50%, 08/14/23	275	274,772
0.50%, 06/18/24	505	499,864
0.63%, 09/13/24	800	793,512
0.80%, 01/09/26	15	14,654
1.13%, 06/18/26	1,055	1,040,241
1.35%, 08/25/23	1,570	1,590,677
1.80%, 02/13/25	433	441,777
2.00%, 10/07/24	435	448,333
2.25%, 10/18/23	163	168,107
2.63%, 01/10/23	201	206,063
2.70%, 01/11/23	191	196,004
2.90%, 03/30/23	2,095	2,165,581
2.90%, 04/17/24	233	244,447
3.00%, 04/01/25	160	169,414
3.35%, 01/08/24	226	238,597
3.40%, 04/14/25	33	35,421
3.45%, 09/20/23	739	778,130
Volkswagen Group of America Finance LLC 0.75%, 11/23/22(b)	785	785,471
0.88%, 11/22/23(b)	1,000	999,070
1.25%, 11/24/25 (Call 10/24/25)(b)	1,760	1,734,005
2.85%, 09/26/24(b)	220	229,867
3.35%, 05/13/25(b)	1,010	1,070,751
4.25%, 11/13/23(b)	790	842,330

		86,833,183

Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd., 4.88%, 08/15/26 (Call 02/15/22)(b)	400	407,552
Adient U.S. LLC, 9.00%, 04/15/25 (Call 04/15/22)(b)	300	321,486
American Axle & Manufacturing Inc., 6.25%, 03/15/26 (Call 11/09/21)	200	205,506
Aptiv Corp., 4.15%, 03/15/24 (Call 12/15/23)	260	277,472
BorgWarner Inc., 3.38%, 03/15/25 (Call 12/15/24)	199	211,625
Clarios Global LP, 6.75%, 05/15/25 (Call 05/15/22)(b)	237	249,589
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26 (Call 05/15/22)(b)	405	423,752
Cooper-Standard Automotive Inc., 13.00%, 06/01/24 (Call 06/01/22)(b)	125	136,450
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 11/29/21)(b)	200	205,958
GC EOS Buyer Inc., 9.25%, 08/01/25 (Call 08/01/22)(b)(c)	120	128,707
Goodyear Tire & Rubber Co. (The) 5.00%, 05/31/26 (Call 11/30/21)	400	410,692

Security	Par (000)	Value

Auto Parts & Equipment (continued)
9.50%, 05/31/25 (Call 05/31/22)	$385	$419,215
Hankook Tire & Technology Co. Ltd., 3.50%, 01/30/23 (Call 01/30/22)(d)	200	205,836
Magna International Inc., 3.63%, 06/15/24 (Call 03/15/24)	201	214,338
Meritor Inc., 6.25%, 06/01/25 (Call 06/01/22)(b)	185	194,022
Tenneco Inc. 5.00%, 07/15/26 (Call 07/15/22)(c)	250	243,790
5.38%, 12/15/24 (Call 11/29/21)	115	113,958
Toyota Industries Corp., 3.24%, 03/16/23 (Call 02/16/23)(b)	250	258,270
ZF North America Capital Inc. 4.50%, 04/29/22(b)	235	239,117
4.75%, 04/29/25(b)	450	486,293

		5,353,628

Banks — 10.5%
ABN AMRO Bank NV 1.54%, 06/16/27 (Call 06/16/26)(a)(b)	550	541,278
4.40%, 03/27/28 (Call 03/27/23)(a)(d)	600	624,348
4.75%, 07/28/25(b)	540	594,238
4.80%, 04/18/26(b)	130	144,645
ABQ Finance Ltd. 1.88%, 09/08/25 (Call 03/08/22)(d)	600	597,690
3.13%, 09/24/24 (Call 03/24/22)(d)	200	208,854
Abu Dhabi Commercial Bank PJSC, 4.00%, 03/13/23 (Call 03/13/22)(d)	200	208,502
ADCB Finance Cayman Ltd. 4.00%, 03/29/23	200	208,654
4.50%, 03/06/23 (Call 03/06/22)(d)	640	668,870
ADIB Capital Invest 2 Ltd., 7.13%, (Call 09/20/23)(a)(d)(e)	400	425,020
Agricultural Bank of China Ltd./Hong Kong 1.00%, 10/22/23 (Call 04/22/22)(d)	400	400,612
1.25%, 06/17/26 (Call 12/17/21)(d)	400	392,688
Agricultural Bank of China Ltd./New York 0.85%, 01/19/24 (Call 01/19/22)(d)	600	598,458
1.25%, 01/19/26 (Call 01/19/22)(d)	400	393,232
AHB Sukuk Co. Ltd., 4.38%, 09/19/23 (Call 03/19/22)(d)	200	211,834
AIB Group PLC, 4.26%, 04/10/25 (Call 04/10/24)(a)(b)	600	638,202
Akbank TAS 5.00%, 10/24/22 (Call 04/24/22)(d)	300	305,856
5.13%, 03/31/25 (Call 03/31/22)(d)	200	198,740
6.80%, 02/06/26 (Call 02/06/22)(d)	400	411,200
AKCB Finance Ltd., 4.75%, 10/09/23 (Call 04/09/22)(d)	400	428,576
Amber Circle Funding Ltd., 3.25%, 12/04/22
(Call 12/04/21)(d)	1,040	1,066,770
ANZ New Zealand Int’l Ltd./London 1.25%, 06/22/26(b)	300	295,410
3.40%, 03/19/24(b)	665	704,095
Arab National Bank, 3.33%, 10/28/30 (Call 10/28/25)(a)(d)	400	409,936
ASB Bank Ltd. 1.63%, 10/22/26(b)	200	199,094
3.13%, 05/23/24(b)	200	210,486
3.75%, 06/14/23(b)	469	492,342
Australia & New Zealand Banking Group Ltd., 2.95%, 07/22/30 (Call 07/22/25)(a)(b)	1,250	1,288,037
Australia & New Zealand Banking Group Ltd./New York NY, 2.63%, 11/09/22	775	792,779
Banco Bilbao Vizcaya Argentaria SA 0.88%, 09/18/23	1,950	1,952,925
1.13%, 09/18/25	2,195	2,155,556

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Banco Bradesco SA/Cayman Islands 2.85%, 01/27/23(d)	$800	$808,312
3.20%, 01/27/25(d)	200	202,048
Banco de Bogota SA 5.38%, 02/19/23 (Call 02/19/22)(d)	200	207,922
6.25%, 05/12/26 (Call 11/12/21)(d)	400	437,472
Banco de Credito del Peru 2.70%, 01/11/25 (Call 12/11/24)(d)	400	410,676
3.13%, 07/01/30 (Call 07/01/25)(a)(d)	600	594,630
4.25%, 04/01/23 (Call 04/01/22)(d)	400	417,120
Banco del Estado de Chile, 2.70%, 01/09/25 (Call 12/09/24)(d)	400	411,764
Banco do Brasil SA/Cayman 3.88%, 10/10/22	271	276,065
4.63%, 01/15/25 (Call 01/15/22)(d)	600	628,704
4.75%, 03/20/24 (Call 03/20/22)(d)	600	630,564
4.88%, 04/19/23 (Call 04/19/22)(d)	400	416,268
5.88%, 01/19/23 (Call 01/19/22)(d)	400	417,752
Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.13%, 06/06/24 (Call 12/06/21)(d)	650	686,238
Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.38%, 10/14/25 (Call 04/14/22)(d)	600	663,924
Banco Natioanal de Comercio Exterior, 2.72%, 08/11/31 (Call 08/11/26)(a)(d)	200	199,442
Banco Safra SA/Cayman Islands, 4.13%, 02/08/23(d)	200	205,744
Banco Santander Chile, 2.70%, 01/10/25 (Call 12/10/24)(c)(d)	500	514,690
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
4.13%, 11/09/22 (Call 11/09/21)(c)(d)	300	308,736
5.38%, 04/17/25 (Call 04/17/22)(d)	1,000	1,107,190
Banco Santander SA 1.72%, 09/14/27 (Call 09/14/26)(a)	800	787,096
1.85%, 03/25/26	1,100	1,101,573
2.71%, 06/27/24	1,380	1,439,243
2.75%, 05/28/25	1,175	1,220,801
3.13%, 02/23/23	265	273,223
3.85%, 04/12/23	445	464,629
Banco Votorantim SA, 4.38%, 07/29/25 (Call 01/29/22)(d)	400	406,424
Bancolombia SA, 3.00%, 01/29/25 (Call 12/29/24)	725	732,685
Bangkok Bank PCL/Hong Kong, 4.05%, 03/19/24 (Call 03/19/22)(d)	600	640,236
Bank Mandiri Persero Tbk PT 2.00%, 04/19/26 (Call 04/19/22)(d)	200	199,056
3.75%, 04/11/24 (Call 04/11/22)(d)	447	469,614
4.75%, 05/13/25 (Call 11/13/21)(d)	200	219,454
Bank Muscat SAOG 4.75%, 03/17/26 (Call 03/17/22)(d)	600	618,078
4.88%, 03/14/23 (Call 03/14/22)(d)	200	205,736
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26 (Call 03/30/22)(d)	400	407,104
Bank of America Corp. 0.52%, 06/14/24 (Call 06/14/23)(a)	1,035	1,030,146
0.81%, 10/24/24 (Call 10/24/23), (SOFR + 0.740%)(a)	5,257	5,248,221
0.98%, 04/22/25 (Call 04/22/24), (SOFR + 0.690%)(a)	1,092	1,087,403
0.98%, 09/25/25 (Call 09/25/24), (SOFR + 0.910%)(a)	80	79,473
1.20%, 10/24/26 (Call 10/24/25)(a)	3,235	3,179,358
1.32%, 06/19/26 (Call 06/19/25), (SOFR + 1.150%)(a)	3,737	3,706,992
1.49%, 05/19/24 (Call 05/19/23)(a)	101	102,093
1.73%, 07/22/27 (Call 07/22/26)(a)	6,050	6,012,913

Security	Par (000)	Value

Banks (continued)
2.02%, 02/13/26 (Call 02/13/25), (3 mo. LIBOR US + 0.640%)(a)	$4,560	$4,643,676
2.46%, 10/22/25 (Call 10/22/24), (3 mo. LIBOR US + 0.870%)(a)	1,065	1,100,741
3.00%, 12/20/23 (Call 12/20/22), (3 mo. LIBOR US + 0.790%)(a)	2,305	2,364,238
3.09%, 10/01/25 (Call 10/01/24), (3 mo. LIBOR US + 1.090%)(a)	80	84,091
3.30%, 01/11/23	1,039	1,073,526
3.37%, 01/23/26 (Call 01/23/25), (3 mo. LIBOR US + 0.810%)(a)	1,004	1,064,913
3.46%, 03/15/25 (Call 03/15/24)(a)	1,084	1,142,308
3.50%, 04/19/26	15	16,193
3.55%, 03/05/24 (Call 03/05/23)(a)	1,544	1,601,282
3.86%, 07/23/24 (Call 07/23/23)(a)	1,385	1,454,375
3.88%, 08/01/25	290	316,535
4.00%, 04/01/24	892	957,170
4.00%, 01/22/25	232	250,043
4.10%, 07/24/23	1,059	1,123,610
4.13%, 01/22/24	1,041	1,115,681
4.20%, 08/26/24	1,080	1,168,182
4.45%, 03/03/26	530	587,288
Series L, 3.95%, 04/21/25	425	459,132
Series N, 1.66%, 03/11/27 (Call 03/11/26)(a)	2,805	2,791,929
Bank of China Hong Kong Ltd., 5.90%, (Call 09/14/23)(a)(b)(e)	2,000	2,137,440
Bank of China Ltd., 5.00%, 11/13/24(d)	1,600	1,755,856
Bank of China Ltd./Hong Kong 0.75%, 02/04/24 (Call 02/04/22)(d)	600	595,128
0.96%, 03/08/23 (Call 12/08/21), (3 mo. LIBOR US + 0.850%)(a)(d)	200	201,252
1.25%, 06/24/25 (Call 12/24/21)(d)	600	594,906
2.38%, 01/16/25 (Call 01/16/22)(d)	600	613,758
3.13%, 04/17/24 (Call 04/17/22)(d)	200	210,312
Bank of China Ltd./Paris 0.95%, 09/21/23 (Call 03/21/22)(d)	600	599,814
1.01%, 11/22/22 (Call 11/22/21), (3 mo. LIBOR US + 0.88%)(a)(d)	800	804,288
Bank of China Ltd./Singapore, 0.97%, 04/17/23 (Call 01/18/22), (3 mo. LIBOR US + 0.85%)(a)(d)	900	904,059
Bank of Communication, 2.30%, 07/08/31 (Call 07/08/26)(a)(d)	650	634,907
Bank of Communications Co. Ltd., 3.80%, (Call 11/18/25)(a)(d)(e)	1,500	1,555,155
Bank of Communications Co. Ltd./Hong Kong
0.71%, 01/22/23 (Call 01/24/22), (3 mo. LIBOR US + 0.580%)(a)(d)	700	701,015
0.93%, 07/20/23 (Call 01/20/22), (3 mo. LIBOR US + 0.800%)(a)(d)	1,000	1,005,350
0.97%, 05/17/23 (Call 11/17/21), (3 mo. LIBOR US + 0.85%)(a)(d)	200	201,130
1.02%, 12/04/22 (Call 12/06/21), (3 mo. LIBOR US + 0.900%)(a)(d)	400	402,036
1.20%, 09/10/25 (Call 03/10/22)(d)	400	393,112
Bank of East Asia Ltd. (The), 4.00%, 05/29/30 (Call 05/29/25)(a)(d)	500	517,620
Bank of Ireland Group PLC, 4.50%, 11/25/23(b)	380	405,604
Bank of Montreal 0.40%, 09/15/23	510	507,629
0.45%, 12/08/23	60	59,719

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
0.63%, 07/09/24	$670	$663,561
0.95%, 01/22/27 (Call 01/22/26)(a)	90	87,615
1.25%, 09/15/26	1,510	1,481,582
1.85%, 05/01/25	337	344,010
2.05%, 11/01/22	599	609,033
2.50%, 06/28/24	647	673,165
2.55%, 11/06/22 (Call 10/06/22)	369	376,432
4.34%, 10/05/28 (Call 10/05/23)(a)	694	736,986
Series E, 3.30%, 02/05/24	1,366	1,439,914
Bank of New York Mellon Corp. (The)
0.35%, 12/07/23 (Call 11/07/23)	110	109,429
0.50%, 04/26/24 (Call 03/26/24)	650	645,288
1.05%, 10/15/26 (Call 09/15/26)	1,000	979,770
1.60%, 04/24/25 (Call 03/24/25)	1,411	1,430,627
1.85%, 01/27/23 (Call 01/27/22)	500	507,970
2.10%, 10/24/24	594	614,897
2.20%, 08/16/23 (Call 06/16/23)	815	836,671
2.80%, 05/04/26 (Call 02/04/26)	25	26,457
2.95%, 01/29/23 (Call 12/29/22)	572	588,382
3.25%, 09/11/24 (Call 08/11/24)	592	629,776
3.40%, 05/15/24 (Call 04/15/24)	102	108,275
3.45%, 08/11/23	487	511,535
3.50%, 04/28/23	584	609,924
Series 12, 3.65%, 02/04/24 (Call 01/05/24)	67	71,143
Series G, 3.00%, 02/24/25 (Call 01/24/25)	131	138,730
Series J, 0.85%, 10/25/24 (Call 09/25/24)	1,000	997,670
Bank of New Zealand, 3.50%, 02/20/24(b)	360	380,866
Bank of Nova Scotia (The) 0.40%, 09/15/23	1,500	1,492,170
0.65%, 07/31/24	3,175	3,145,822
0.70%, 04/15/24	3,195	3,174,999
0.80%, 06/15/23	240	241,003
1.05%, 03/02/26	1,565	1,532,636
1.30%, 06/11/25	246	245,845
1.30%, 09/15/26 (Call 03/15/22)	3,000	2,949,210
1.35%, 06/24/26	1,120	1,110,906
1.63%, 05/01/23	581	590,435
1.95%, 02/01/23	386	392,782
2.00%, 11/15/22	400	406,644
2.20%, 02/03/25	534	550,351
2.38%, 01/18/23	252	257,708
3.40%, 02/11/24	1,351	1,426,021
4.50%, 12/16/25	25	27,812
Bank of the Philippine Islands
2.50%, 09/10/24 (Call 03/10/22)(d)	400	415,012
4.25%, 09/04/23 (Call 03/04/22)(d)	400	422,476
Bank Rakyat Indonesia Persero Tbk PT
3.95%, 03/28/24 (Call 03/28/22)(d)	200	211,922
4.63%, 07/20/23 (Call 01/20/22)(d)	200	211,458
BankUnited Inc., 4.88%, 11/17/25 (Call 08/17/25)	110	122,625
Banque Federative du Credit Mutuel SA
1.00%, 02/04/25(b)	2,000	1,986,140
1.60%, 10/04/26(b)	2,000	1,993,880
2.13%, 11/21/22(b)	500	508,880
2.38%, 11/21/24(b)	200	206,854
3.75%, 07/20/23(b)	492	517,569
Barclays PLC
1.01%, 12/10/24 (Call 12/10/23)(a)	125	124,929
2.85%, 05/07/26 (Call 05/07/25)(a)	1,060	1,102,474
3.68%, 01/10/23 (Call 01/10/22)	365	367,150

Security	Par (000)	Value

Banks (continued)
3.93%, 05/07/25 (Call 05/07/24)(a)	$1,460	$1,553,644
4.34%, 05/16/24 (Call 05/16/23), (3 mo. LIBOR US + 1.356%)(a)	790	831,333
4.38%, 09/11/24	400	432,176
4.38%, 01/12/26	1,050	1,156,323
5.20%, 05/12/26	1,255	1,420,785
BBK BSC, 5.50%, 07/09/24 (Call 01/09/22)(d)	600	622,440
BBVA Bancomer SA/Texas
1.88%, 09/18/25 (Call 03/18/22)(d)	400	400,860
4.38%, 04/10/24 (Call 04/10/22)(d)	200	214,586
BBVA USA
3.88%, 04/10/25 (Call 03/10/25)	130	140,453
2.50%, 08/27/24 (Call 07/27/24)	80	83,302
BDO Unibank Inc.
2.13%, 01/13/26 (Call 01/13/22)(d)	400	405,128
2.95%, 03/06/23 (Call 03/06/22)(d)	150	153,372
BNG Bank NV
1.50%, 10/16/24(b)(c)	1,000	1,019,190
2.50%, 01/23/23(b)	595	610,476
2.63%, 02/27/24(b)	1,000	1,044,350
3.00%, 09/20/23(b)	500	522,945
BNP Paribas SA
1.32%, 01/13/27 (Call 01/13/26)(a)(b)	2,120	2,071,812
1.68%, 06/30/27 (Call 06/30/26)(a)(b)	1,100	1,083,962
2.22%, 06/09/26 (Call 06/09/25)(a)(b)	1,420	1,445,730
2.82%, 11/19/25 (Call 11/19/24)(a)(b)	980	1,017,171
3.25%, 03/03/23	930	963,768
3.38%, 01/09/25(b)	965	1,020,333
3.50%, 03/01/23(b)	535	554,790
4.71%, 01/10/25 (Call 01/10/24)(a)(b)	850	913,546
BNZ International Funding Ltd./London
2.65%, 11/03/22(b)	250	255,350
3.38%, 03/01/23(b)	500	518,545
BOS Funding Ltd., 4.00%, 09/18/24 (Call 03/18/22)(d)	400	411,416
BOSCI BVI Ltd., 1.25%, 09/10/23 (Call 03/10/22)(d)	400	397,480
Boubyan Sukuk Ltd., 2.59%, 02/18/25 (Call 02/18/22)(d)	400	414,088
BPCE SA
1.65%, 10/06/26 (Call 10/06/25)(a)(b)	1,460	1,449,357
2.05%, 10/19/27 (Call 10/19/26)(a)(b)	1,595	1,587,360
2.38%, 01/14/25(b)	1,355	1,388,807
2.75%, 01/11/23(b)	675	692,874
4.00%, 09/12/23(b)	260	274,700
4.00%, 04/15/24	855	917,355
4.50%, 03/15/25(b)	600	653,106
4.63%, 07/11/24(b)	215	232,200
5.15%, 07/21/24(b)	375	410,640
5.70%, 10/22/23(b)	585	636,626
Cadence Bank, 4.13%, 11/20/29 (Call 11/20/24), (3 mo. LIBOR US + 2.470%)(a)	125	131,093
Caixa Economica Federal, 3.50%, 11/07/22(d)	350	355,852
Canadian Imperial Bank of Commerce
0.45%, 06/22/23	382	380,632
0.50%, 12/14/23	1,935	1,921,958
0.95%, 06/23/23	535	537,284
0.95%, 10/23/25	60	58,975
1.00%, 10/18/24	1,000	995,830
1.25%, 06/22/26 (Call 12/22/21)	730	715,736
2.25%, 01/28/25	448	461,816
3.10%, 04/02/24	818	860,176
3.50%, 09/13/23	804	847,697

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
CBQ Finance Ltd.
2.00%, 09/15/25 (Call 03/15/22)(d)	$400	$402,092
2.00%, 05/12/26 (Call 11/12/21)(d)	200	199,688
5.00%, 05/24/23 (Call 11/24/21)(d)	400	425,088
China CITIC Bank Corp. Ltd., 1.12%, 12/14/22 (Call 12/14/21), (3 mo. LIBOR US + 1.000%)(a)(d)	800	801,224
China CITIC Bank International Ltd., 4.63%, 02/28/29 (Call 02/28/24)(a)(d)	250	262,630
China Construction Bank Corp.
2.45%, 06/24/30 (Call 06/24/25)(a)(d)	1,200	1,205,940
4.25%, 02/27/29 (Call 02/27/24)(a)(d)	1,510	1,600,253
China Construction Bank Corp./Hong Kong
0.86%, 04/22/24 (Call 04/22/22)(d)	600	598,314
1.25%, 08/04/25 (Call 02/04/22)(d)	600	592,530
1.46%, 04/22/26 (Call 04/22/22)(d)	600	594,798
China Development Bank, 3.00%, 06/01/26 (Call 12/01/21)(d)	600	636,792
China Everbright Bank Co. Ltd., 0.97%, 08/03/23 (Call 11/03/21)(a)(d)	1,000	1,001,070
China Everbright Bank/HK, 0.84%, 06/15/24 (Call 12/15/21)(d)	200	198,770
China Merchants Bank Co. Ltd./Hong Kong, 1.20%, 09/10/25 (Call 03/10/22)(d)	600	588,918
China Minsheng Banking Corp. Ltd./Hong Kong, 1.17%, 03/09/23 (Call 12/09/21), (3 mo. LIBOR US + 1.050%)(a)(d)	600	599,886
CIMB Bank Bhd, 0.90%, 10/09/24 (Call 01/10/22), (3 mo. LIBOR US + 0.780%)(a)(d)	400	403,124
CIT Group Inc.
3.93%, 06/19/24 (Call 06/19/23)(a)	250	260,150
4.75%, 02/16/24 (Call 11/16/23)	273	290,764
5.00%, 08/15/22	475	489,597
5.00%, 08/01/23	375	398,213
5.25%, 03/07/25 (Call 12/07/24)	255	280,661
Citibank N.A., 3.65%, 01/23/24 (Call 12/23/23)	1,045	1,107,773
Citigroup Inc.
0.78%, 10/30/24 (Call 04/30/22), (SOFR + 0.686%)(a)	242	241,354
0.98%, 05/01/25 (Call 05/01/24), (SOFR + 0.669%)(a)	855	851,323
1.00%, 11/03/25 (Call 11/03/24)(a)	195	195,125
1.12%, 01/28/27 (Call 01/28/26)(a)	2,734	2,667,181
1.46%, 06/09/27 (Call 06/09/26)(a)	1,930	1,900,278
1.68%, 05/15/24 (Call 05/15/23)(a)	819	830,957
3.11%, 04/08/26 (Call 04/08/25), (SOFR + 2.842%)(a)	2,707	2,850,958
3.20%, 10/21/26 (Call 07/21/26)	250	265,790
3.30%, 04/27/25	70	74,729
3.35%, 04/24/25 (Call 04/24/24), (3 mo. LIBOR US + 0.897%)(a)	1,723	1,814,715
3.38%, 03/01/23	10	10,361
3.50%, 05/15/23	653	680,217
3.70%, 01/12/26	75	81,360
3.75%, 06/16/24	494	529,010
3.88%, 10/25/23	665	706,536
3.88%, 03/26/25	245	263,395
4.00%, 08/05/24	146	156,982
4.04%, 06/01/24 (Call 06/01/23), (3 mo. LIBOR US + 1.023%)(a)	1,326	1,394,249
4.40%, 06/10/25	1,477	1,615,882
4.60%, 03/09/26	365	407,066
5.50%, 09/13/25	1,136	1,296,153

Security	Par (000)	Value

Banks (continued)
Citizens Bank N.A./Providence RI, 2.25%, 04/28/25 (Call 03/28/25)	$130	$134,159
Comerica Bank, 2.50%, 07/23/24	350	364,844
Comerica Inc., 3.70%, 07/31/23 (Call 01/31/22)	1,236	1,296,094
Commerzbank AG, 8.13%, 09/19/23(b)	450	503,586
Commonwealth Bank of Australia, 1.13%, 06/15/26(b)	970	954,684
Cooperatieve Rabobank U.A.
3.95%, 11/09/22	525	542,771
4.38%, 08/04/25	405	444,581
Cooperatieve Rabobank U.A./New York, 2.75%, 01/10/23	610	626,421
Cooperatieve Rabobank UA
1.00%, 09/24/26 (Call 09/24/25)(a)(b)	600	587,178
1.11%, 02/24/27 (Call 02/24/26)(a)(b)	2,200	2,147,640
1.34%, 06/24/26 (Call 06/24/25)(a)(b)	1,050	1,042,566
2.63%, 07/22/24(b)	725	755,153
3.88%, 09/26/23(b)	602	637,681
Credicorp Ltd., 2.75%, 06/17/25 (Call 05/17/25)(d)	600	610,554
Credit Agricole SA, 1.25%, 01/26/27 (Call 01/26/26)(a)(b)	1,050	1,024,537
Credit Agricole SA/London
1.91%, 06/16/26 (Call 06/16/25)(a)(b)	1,240	1,252,350
3.25%, 10/04/24(b)	1,535	1,623,800
3.75%, 04/24/23(b)	535	559,353
Credit Bank of Moscow Via CBOM Finance PLC, 4.70%, 01/29/25 (Call 01/29/22)(d)	400	411,056
Credit Suisse AG/New York NY
0.50%, 02/02/24	670	664,473
0.52%, 08/09/23	500	498,760
1.00%, 05/05/23	1,250	1,256,425
1.25%, 08/07/26	935	913,056
2.95%, 04/09/25	1,025	1,079,366
Credit Suisse Group AG
1.31%, 02/02/27 (Call 02/02/26)(a)(b)	830	804,486
2.19%, 06/05/26 (Call 06/05/25)(a)(b)	1,965	1,988,266
2.59%, 09/11/25 (Call 09/11/24)(a)(b)	950	976,524
3.00%, 12/14/23 (Call 12/14/22)(a)(b)	355	363,172
3.57%, 01/09/23 (Call 01/09/22)(b)	650	653,536
3.75%, 03/26/25	625	669,500
3.80%, 06/09/23	975	1,020,503
4.21%, 06/12/24 (Call 06/12/23)(a)(b)	550	577,357
4.55%, 04/17/26	2,000	2,222,720
Daegu Bank Ltd. (The), 3.75%, 08/13/23 (Call 02/13/22)(d)	200	209,364
Danske Bank A/S 1.23%, 06/22/24 (Call 06/22/23)(b)	500	502,970
3.24%, 12/20/25 (Call 12/20/24)(a)(b)	1,000	1,050,890
3.88%, 09/12/23(b)	250	262,878
5.38%, 01/12/24(b)	735	799,224
DBS Group Holdings Ltd. 1.82%, 03/10/31 (Call 03/10/26)(a)(d)	600	592,482
3.30%, (Call 02/27/25)(a)(d)(e)	400	407,520
4.52%, 12/11/28 (Call 12/11/23)(a)(b)(c)	410	436,929
Deutsche Bank AG
4.30%, 05/24/28 (Call 05/24/23), (5 year USD Swap + 2.248%)(a)	800	829,176
4.50%, 04/01/25	900	964,863
Deutsche Bank AG/London, 3.70%, 05/30/24	704	744,916
Deutsche Bank AG/New York NY 0.90%, 05/28/24	560	556,147
1.45%, 04/01/25 (Call 04/01/24)(a)	1,362	1,362,272
1.69%, 03/19/26	535	533,117
2.13%, 11/24/26 (Call 11/24/25)(a)	1,260	1,265,418

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.22%, 09/18/24 (Call 09/18/23)(a)	$1,170	$1,192,616
3.30%, 11/16/22	605	621,184
3.95%, 02/27/23	630	654,450
3.96%, 11/26/25 (Call 11/26/24)(a)	810	864,821
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22 (Call 12/10/21)(d)	200	206,352
Dexia Credit Local SA, 1.63%, 10/16/24(b)	1,500	1,531,710
DIB Sukuk Ltd. 1.96%, 06/22/26 (Call 12/22/21)(d)	400	399,072
2.95%, 02/20/25 (Call 02/20/22)(d)	500	519,325
2.95%, 01/16/26 (Call 01/16/22)(d)	1,000	1,036,860
3.63%, 02/06/23 (Call 02/06/22)(d)	800	824,976
DIB Tier 1 Sukuk 3 Ltd., 6.25%, (Call 01/22/25)(a)(d)(e)	400	424,108
Discover Bank 2.45%, 09/12/24 (Call 08/12/24)	755	780,859
3.35%, 02/06/23 (Call 01/06/23)	275	283,591
3.45%, 07/27/26 (Call 04/27/26)	10	10,726
4.20%, 08/08/23	10	10,601
4.68%, 08/09/28 (Call 08/09/23)(a)	440	465,216
DNB Bank ASA, 1.54%, 05/25/27 (Call 05/25/26)(a)(b)	800	791,376
Doha Finance Ltd., 2.38%, 03/31/26 (Call 03/31/22)(d)	400	405,176
Ecobank Transnational Inc., 9.50%, 04/18/24 (Call 04/18/22)(d)	400	434,372
EI Sukuk Co. Ltd., 1.83%, 09/23/25 (Call 03/23/22)(d)	200	199,972
Emirates Development Bank PJSC 1.64%, 06/15/26 (Call 12/15/21)(d)	400	398,720
3.52%, 03/06/24 (Call 03/06/22)(d)	400	423,100
Emirates NBD Bank PJSC 1.64%, 01/13/26 (Call 01/13/22)(d)	400	401,004
2.63%, 02/18/25 (Call 02/18/22)(d)	800	832,440
6.13%, (Call 01/09/22)(a)(d)(e)	400	432,752
6.13%, (Call 03/20/25)(a)(d)(e)	400	422,572
Fab Sukuk Co. Ltd. 1.41%, 01/14/26 (Call 01/14/22)(d)	400	399,184
3.63%, 03/05/23 (Call 03/05/22)(d)	200	207,946
3.88%, 01/22/24 (Call 01/22/22)(d)	800	851,712
Federation des Caisses Desjardins du Quebec 0.70%, 05/21/24(b)	515	511,055
2.05%, 02/10/25(b)	345	352,262
Fifth Third Bancorp. 1.63%, 05/05/23 (Call 04/05/23)	666	675,431
1.71%, 11/01/27 (Call 11/01/26)	1,000	997,530
2.38%, 01/28/25 (Call 01/28/22)	330	340,593
3.65%, 01/25/24 (Call 12/25/23)	1,465	1,550,160
4.30%, 01/16/24 (Call 12/16/23)	229	244,650
Fifth Third Bank NA 1.80%, 01/30/23 (Call 12/30/22)	470	477,106
3.95%, 07/28/25 (Call 06/28/25)	15	16,447
First Horizon Corp. 3.55%, 05/26/23 (Call 04/26/23)	167	173,394
4.00%, 05/26/25 (Call 04/26/25)	235	253,875
FirstRand Bank Ltd., 6.25%, 04/23/28 (Call 04/23/23)(a)(d)	400	415,756
FNB Corp./PA, 2.20%, 02/24/23 (Call 01/24/23)	101	102,183
Freedom Mortgage Corp. 7.63%, 05/01/26 (Call 05/01/23)(b)	315	308,602
8.13%, 11/15/24 (Call 11/29/21)(b)	225	227,284
8.25%, 04/15/25 (Call 11/29/21)(b)	293	296,671
Goldman Sachs Group Inc. (The) 0.48%, 01/27/23 (Call 01/27/22)	850	848,427
0.52%, 03/08/23 (Call 03/08/22)	270	269,492

Security	Par (000)	Value

Banks (continued)
0.63%, 11/17/23 (Call 11/17/22), (SOFR + 0.538%)(a)	$880	$879,023
0.66%, 09/10/24 (Call 09/10/23)(a)	1,017	1,012,271
0.67%, 03/08/24 (Call 03/08/23)(a)	933	931,190
0.86%, 02/12/26 (Call 02/12/25), (SOFR + 0.609%)(a)	155	152,088
0.93%, 10/21/24 (Call 10/21/23)(a)	1,000	998,900
1.09%, 12/09/26 (Call 12/09/25)(a)	1,300	1,268,995
1.43%, 03/09/27 (Call 03/09/26), (SOFR + 0.798%)(a)	548	539,358
1.54%, 09/10/27 (Call 09/10/26)(a)	1,500	1,474,590
1.95%, 10/21/27 (Call 10/21/26)(a)	1,335	1,337,430
3.20%, 02/23/23 (Call 01/23/23)	1,044	1,075,946
3.27%, 09/29/25 (Call 09/29/24), (3 mo. LIBOR US + 1.201%)(a)	867	914,503
3.50%, 01/23/25 (Call 10/23/24)	1,165	1,237,976
3.50%, 04/01/25 (Call 03/01/25)	2,673	2,852,144
3.63%, 01/22/23	1,173	1,215,122
3.63%, 02/20/24 (Call 01/20/24)	1,187	1,255,347
3.75%, 05/22/25 (Call 02/22/25)	596	640,044
3.75%, 02/25/26 (Call 11/25/25)	1,040	1,126,788
3.85%, 07/08/24 (Call 04/08/24)	988	1,053,178
4.00%, 03/03/24	1,796	1,918,056
4.25%, 10/21/25	1,515	1,661,243
Gulf International Bank BSC, 2.38%, 09/23/25 (Call 03/23/22)(d)	200	201,974
Hana Bank, 3.50%, 01/30/24 (Call 01/30/22)(d)	200	211,098
HSBC Holdings PLC 0.98%, 05/24/25 (Call 05/24/24)(a)	1,295	1,284,368
1.59%, 05/24/27 (Call 05/24/26)(a)	1,200	1,178,016
1.65%, 04/18/26 (Call 04/18/25)(a)	1,765	1,759,864
2.10%, 06/04/26 (Call 06/04/25)(a)	1,000	1,012,140
2.63%, 11/07/25 (Call 11/07/24), (SOFR + 1.401%)(a)	935	967,304
3.03%, 11/22/23 (Call 11/22/22)(a)	460	471,233
3.60%, 05/25/23	350	365,824
3.80%, 03/11/25 (Call 03/11/24)(a)	1,205	1,275,505
3.90%, 05/25/26	505	548,460
3.95%, 05/18/24 (Call 05/18/23), (3 mo. LIBOR US + 0.987%)(a)	415	434,493
4.25%, 03/14/24	1,025	1,091,891
4.25%, 08/18/25	1,010	1,094,497
4.29%, 09/12/26 (Call 03/12/22)(a)	75	81,725
4.30%, 03/08/26	2,105	2,316,489
HSBC USA Inc., 3.50%, 06/23/24	460	490,489
Huntington Bancshares Inc./OH 2.63%, 08/06/24 (Call 07/06/24)	1,092	1,134,610
4.00%, 05/15/25 (Call 04/15/25)	361	392,208
Huntington National Bank (The), 1.80%, 02/03/23 (Call 01/03/23)	405	410,783
ICICI Bank Ltd./Dubai, 4.00%, 03/18/26(d)	200	213,984
Industrial & Commercial Bank of China Ltd., 4.88%, 09/21/25 (Call 03/21/22)(d)	600	658,932
Industrial & Commercial Bank of China Ltd./Dubai DIFC
0.89%, 10/17/24 (Call 01/18/22), (3 mo. LIBOR US + 0.770%)(a)(d)	600	603,030
0.97%, 03/05/23 (Call 12/06/21), (3 mo. LIBOR US + 0.850%)(a)(d)	200	200,954
Industrial & Commercial Bank of China Ltd./Hong Kong
0.90%, 09/16/24 (Call 12/16/21), (3 mo. LIBOR US + 0.780%)(a)(d)	800	805,560
1.00%, 07/20/23 (Call 01/20/22)(d)	1,000	1,001,450
1.20%, 07/20/25 (Call 01/20/22)(d)	1,000	985,990

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Industrial & Commercial Bank of China Ltd./London, 0.97%, 10/25/23 (Call 01/25/22), (3 mo. LIBOR US + 0.850%)(a)(d)	$400	$403,248
Industrial & Commercial Bank of China Ltd./New York NY, 2.96%, 11/08/22	250	255,255
Industrial & Commercial Bank of China Ltd./Singapore
0.95%, 04/25/24 (Call 01/25/22), (3 mo. LIBOR US + 0.830%)(a)(d)	600	605,106
0.97%, 04/16/23 (Call 01/18/22), (3 mo. LIBOR US + 0.85%)(a)(d)	300	301,893
1.20%, 09/09/25 (Call 03/09/22)(d)	400	394,196
Industrial & Commercial Bank of China Macau Ltd., 2.88%, 09/12/29 (Call 09/12/24)(a)(d)	300	308,253
Industrial Bank Co. Ltd./Hong Kong 0.88%, 06/10/24 (Call 12/10/21)(d)	700	695,324
1.13%, 11/06/23 (Call 11/06/21)(d)	200	199,296
Industrial Senior Trust, 5.50%, 11/01/22	300	307,500
ING Groep NV 1.40%, 07/01/26 (Call 07/01/25)(a)(b)	500	496,905
1.73%, 04/01/27 (Call 04/01/26)(a)	685	683,178
3.55%, 04/09/24	605	642,020
4.10%, 10/02/23	995	1,058,083
4.70%, 03/22/28 (Call 03/22/23)(a)(d)	400	417,848
International Bank of Azerbaijan OJSC, 3.50%, 09/01/24 (Call 03/01/22)(d)	480	482,472
Intesa Sanpaolo SpA 3.38%, 01/12/23(b)	205	211,205
5.02%, 06/26/24(b)	1,100	1,185,558
5.25%, 01/12/24	255	276,356
5.71%, 01/15/26(b)	675	749,527
Series XR, 3.25%, 09/23/24(b)	465	487,864
Itau Unibanco Holding SA/Cayman Island 2.90%, 01/24/23(d)	800	809,264
3.25%, 01/24/25(c)(d)	400	404,088
5.13%, 05/13/23(d)	600	628,752
JPMorgan Chase & Co. 0.56%, 02/16/25 (Call 02/16/24)(a)	145	143,521
0.65%, 09/16/24 (Call 09/16/23)(a)	27	26,953
0.70%, 03/16/24 (Call 03/16/23), (SOFR + 0.580%)(a)	929	929,046
0.77%, 08/09/25 (Call 08/09/24), (SOFR + 0.490%)(a)	2,010	1,986,322
0.82%, 06/01/25 (Call 06/01/24)(a)	960	952,205
0.97%, 06/23/25 (Call 06/23/24)(a)	1,135	1,128,610
1.04%, 02/04/27 (Call 02/04/26)(a)	295	286,504
1.05%, 11/19/26 (Call 11/19/25), (SOFR + 0.800%)(a)	1,245	1,214,298
1.47%, 09/22/27 (Call 09/22/26)(a)	2,010	1,973,137
1.51%, 06/01/24 (Call 06/01/23)(a)	584	591,084
1.58%, 04/22/27 (Call 04/22/26), (SOFR + 0.885%)(a)	1,770	1,753,769
2.01%, 03/13/26 (Call 03/13/25)(a)	3,285	3,344,360
2.08%, 04/22/26 (Call 04/22/25)(a)	3,299	3,364,848
2.30%, 10/15/25 (Call 10/15/24)(a)	1,375	1,415,617
2.70%, 05/18/23 (Call 03/18/23)	1,419	1,460,775
2.95%, 10/01/26 (Call 07/01/26)	200	211,594
2.97%, 01/15/23 (Call 01/15/22)	763	766,899
3.13%, 01/23/25 (Call 10/23/24)	307	323,882
3.20%, 01/25/23	1,647	1,701,582
3.22%, 03/01/25 (Call 03/01/24), (3 mo. LIBOR US + 1.155%)(a)	868	909,812
3.30%, 04/01/26 (Call 01/01/26)	161	172,133
3.38%, 05/01/23	1,235	1,284,857

Security	Par (000)	Value

Banks (continued)
3.56%, 04/23/24 (Call 04/23/23), (3 mo. LIBOR US + 0.730%)(a)	$1,631	$1,698,018
3.63%, 05/13/24	880	940,166
3.80%, 07/23/24 (Call 07/23/23)(a)	1,792	1,882,890
3.88%, 02/01/24	300	320,025
3.88%, 09/10/24	1,972	2,120,235
3.90%, 07/15/25 (Call 04/15/25)	133	144,451
3.96%, 01/29/27 (Call 01/29/26)(a)	1,155	1,258,049
4.02%, 12/05/24 (Call 12/05/23), (3 mo. LIBOR US + 1.000%)(a)	1,054	1,120,518
Kasikornbank Public Company Ltd., 3.26%, 07/12/23 (Call 01/12/22)(d)	200	207,622
KeyBank N.A./Cleveland OH 0.42%, 01/03/24 (Call 01/03/23)(a)	995	992,950
1.25%, 03/10/23	1,825	1,843,140
2.30%, 09/14/22	5	5,086
3.30%, 06/01/25	120	128,779
3.38%, 03/07/23	270	280,193
KeyCorp., 4.15%, 10/29/25	200	220,568
KfW 0.25%, 04/25/23	830	828,049
0.25%, 10/19/23	355	352,994
0.25%, 03/08/24	1,235	1,223,354
0.38%, 07/18/25	5,635	5,508,156
0.50%, 09/20/24	650	644,469
0.63%, 01/22/26	6,979	6,834,186
1.38%, 08/05/24	2,822	2,869,410
1.63%, 02/15/23	149	151,396
2.00%, 05/02/25	2,561	2,653,426
2.13%, 01/17/23	2,221	2,268,929
2.38%, 12/29/22	2,677	2,740,713
2.50%, 11/20/24	3,304	3,468,804
2.63%, 02/28/24	2,193	2,292,716
Kookmin Bank 1.38%, 05/06/26(d)	200	198,120
1.75%, 05/04/25(d)	800	808,064
4.35%, (Call 07/02/24)(a)(d)(e)	200	210,158
Korea Development Bank (The) 0.40%, 03/09/24	200	198,518
0.47%, 02/18/23, (3 mo. LIBOR US + 0.350%)(a)	500	501,040
2.13%, 10/01/24	400	415,408
3.00%, 01/13/26	600	639,894
3.25%, 02/19/24	450	475,902
3.38%, 09/16/25	400	431,464
3.75%, 01/22/24	800	853,312
Landesbank Baden-Wuerttemberg, 7.63%, 02/01/23	225	244,031
Landeskreditbank Baden-Wuerttemberg Foerderbank, 2.00%, 07/23/24 (Call 07/23/22)(d)	1,500	1,549,110
Landwirtschaftliche Rentenbank 0.88%, 03/30/26	100	98,764
1.88%, 04/17/23 (Call 04/17/22)(d)	1,320	1,347,826
2.00%, 01/13/25	1,917	1,983,999
2.38%, 01/23/24 (Call 01/23/22)(d)	2,004	2,080,413
2.38%, 06/10/25	165	173,151
3.13%, 11/14/23	1,037	1,090,291
Series 40, 0.50%, 05/27/25	836	821,955
Lloyds Banking Group PLC 1.63%, 05/11/27 (Call 05/11/26)(a)	2,020	1,994,770
2.44%, 02/05/26 (Call 02/05/25)(a)	1,295	1,332,374
2.91%, 11/07/23 (Call 11/07/22)(a)	1,505	1,537,990

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.87%, 07/09/25 (Call 07/09/24)(a)	$330	$352,859
3.90%, 03/12/24	465	495,616
4.05%, 08/16/23	575	608,413
4.45%, 05/08/25	500	550,420
4.50%, 11/04/24	205	223,104
4.65%, 03/24/26	1,000	1,112,460
M&T Bank Corp., 3.55%, 07/26/23 (Call 06/26/23)	560	586,527
Macquarie Bank Ltd. 2.30%, 01/22/25(b)	580	597,470
3.90%, 01/15/26(b)	300	328,668
4.00%, 07/29/25(b)	500	546,415
Macquarie Group Ltd. 1.20%, 10/14/25 (Call 10/14/24)(a)(b)	1,000	993,790
1.34%, 01/12/27 (Call 01/12/26)(a)(b)	660	647,407
1.63%, 09/23/27 (Call 09/23/26)(a)(b)	1,000	981,530
1.94%, 04/14/28 (Call 04/14/27)(a)(b)	1,000	987,570
3.19%, 11/28/23 (Call 11/28/22)(a)(b)	1,387	1,422,757
4.15%, 03/27/24 (Call 03/27/23)(a)(b)	383	400,024
Malayan Banking Bhd, 0.92%, 08/16/24 (Call 11/16/21), (3 mo. LIBOR US + 0.800%)(a)(d)	400	403,072
MAR Sukuk Ltd., 2.21%, 09/02/25 (Call 03/02/22)(d)	600	611,232
Mashreqbank PSC, 4.25%, 02/26/24 (Call 02/26/22)(d)	200	212,964
Metropolitan Bank & Trust Co., 2.13%, 01/15/26 (Call 01/15/22)(d)	400	404,524
Mitsubishi UFJ Financial Group Inc. 0.95%, 07/19/25 (Call 07/19/24)(a)	1,085	1,078,230
0.96%, 10/11/25 (Call 10/11/24)(a)	820	813,678
1.41%, 07/17/25	1,635	1,631,566
1.54%, 07/20/27 (Call 07/20/26)(a)	1,250	1,234,387
1.64%, 10/13/27 (Call 10/13/26)(a)	1,000	989,750
2.19%, 02/25/25	1,105	1,135,266
2.80%, 07/18/24	250	261,345
3.41%, 03/07/24	1,609	1,699,056
3.46%, 03/02/23	793	823,118
3.76%, 07/26/23	1,577	1,660,092
3.78%, 03/02/25	65	70,169
Mizuho Financial Group Inc. 1.24%, 07/10/24 (Call 07/10/23), (SOFR + 1.252%)(a)	1,595	1,605,974
1.55%, 07/09/27 (Call 07/09/26)(a)	1,000	986,790
2.23%, 05/25/26 (Call 05/25/25)(a)	1,045	1,066,412
2.56%, 09/13/25 (Call 09/13/24)(a)	1,215	1,258,169
2.84%, 07/16/25 (Call 07/16/24), (SOFR + 1.242%)(a)	235	244,818
2.84%, 09/13/26	200	210,512
3.55%, 03/05/23	950	987,078
3.92%, 09/11/24 (Call 09/11/23)(a)	850	897,464
Morgan Stanley 0.53%, 01/25/24 (Call 01/25/23), (SOFR + 0.455%)(a)	5,182	5,170,081
0.56%, 11/10/23 (Call 11/10/22), (SOFR + 0.466%)(a)	2,356	2,353,738
0.73%, 04/05/24 (Call 04/05/23), (SOFR + 0.610%)(a)	346	345,599
0.79%, 01/22/25 (Call 01/22/24), (SOFR + 0.590%)(a)	105	104,371
0.79%, 05/30/25 (Call 05/30/24)(a)	2,179	2,156,295
0.99%, 12/10/26 (Call 12/10/25)(a)	4,895	4,754,611
1.16%, 10/21/25 (Call 10/21/24)(a)	1,000	994,940
1.51%, 07/20/27 (Call 07/20/26), (SOFR + 0.858%)(a)	1,100	1,082,125
1.59%, 05/04/27 (Call 11/04/21), (SOFR + 0.879%)(a)	635	629,012
2.19%, 04/28/26 (Call 04/28/25), (SOFR + 1.990%)(a)	3,201	3,276,608
2.72%, 07/22/25 (Call 07/22/24), (SOFR + 1.152%)(a)	1,397	1,449,904
3.13%, 01/23/23	1,394	1,437,186
3.13%, 07/27/26	145	154,016
3.70%, 10/23/24	1,188	1,274,178

Security	Par (000)	Value

Banks (continued)
3.74%, 04/24/24 (Call 04/24/23), (3 mo. LIBOR US + 0.847%)(a)	$1,336	$1,393,354
3.75%, 02/25/23	1,146	1,192,952
3.88%, 01/27/26	330	360,212
4.00%, 07/23/25	207	225,878
4.10%, 05/22/23	950	998,374
4.88%, 11/01/22	1,248	1,300,878
6.25%, 08/09/26	205	246,515
Series F, 3.88%, 04/29/24	1,265	1,350,615
Series I, 0.86%, 10/21/25 (Call 10/21/24), (SOFR + 0.745%)(a)	262	259,236
MUFG Americas Holdings Corp., 3.00%, 02/10/25 (Call 02/10/22)	60	63,726
MUFG Bank Ltd., 3.25%, 09/08/24(b)(c)	500	529,830
MUFG Union Bank N.A., 2.10%, 12/09/22 (Call 11/09/22)	400	406,564
Nanyang Commercial Bank Ltd., 3.80%, 11/20/29 (Call 11/20/24)(a)(d)	500	514,155
National Australia Bank Ltd., 3.45%, 12/04/23(b)	250	264,508
National Australia Bank Ltd./New York 1.88%, 12/13/22	525	533,883
2.50%, 07/12/26	215	225,322
3.63%, 06/20/23	525	551,276
National Bank of Canada 0.75%, 08/06/24	300	297,537
2.10%, 02/01/23	990	1,008,137
National Bank of Oman SAOG, 5.63%, 09/25/23 (Call 03/25/22)(d)	200	209,096
National Securities Clearing Corp., 1.50%, 04/23/25 (Call 03/23/25)(b)	1,000	1,009,360
Natwest Group PLC 1.64%, 06/14/27 (Call 06/14/26)(a)	745	735,278
2.36%, 05/22/24 (Call 05/22/23)(a)	420	429,454
3.75%, 11/01/29 (Call 11/01/24)(a)	685	723,333
3.88%, 09/12/23	1,742	1,835,998
4.27%, 03/22/25 (Call 03/22/24), (3 mo. LIBOR US + 1.762%)(a)	545	583,297
4.52%, 06/25/24 (Call 06/25/23)(a)	505	534,255
4.80%, 04/05/26	175	196,404
5.13%, 05/28/24	505	551,576
6.00%, 12/19/23	528	580,826
NatWest Markets PLC 0.80%, 08/12/24(b)	390	386,264
1.60%, 09/29/26(b)	1,000	987,510
2.38%, 05/21/23(b)	75	76,964
NBK SPC Ltd., 1.63%, 09/15/27 (Call 09/15/26)(a)(d)	200	196,826
NBK Tier 1 Financing 2 Ltd., 4.50%, (Call 11/27/21)(a)(d)(e)	400	410,640
Nbk Tier 2 Ltd., 2.50%, 11/24/30 (Call 11/24/25)(a)(d)	400	401,516
Nederlandse Waterschapsbank NV, 1.75%, 01/15/25(b)(c)	1,950	2,000,895
NongHyup Bank 0.88%, 07/28/24(d)	200	199,284
1.25%, 07/20/25(d)	400	396,920
3.88%, 07/30/23(d)	400	421,144
Noor Sukuk Co. Ltd., 4.47%, 04/24/23 (Call 04/24/22)(d)	200	209,984
Nordea Bank Abp 0.63%, 05/24/24(b)	205	203,553
0.75%, 08/28/25(b)	30	29,401
1.50%, 09/30/26(b)	200	197,084
3.75%, 08/30/23(b)	645	680,140
Norinchukin Bank (The), 1.28%, 09/22/26(b)	915	906,902
Northern Trust Corp., 3.95%, 10/30/25	165	182,234

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
NRW Bank
0.38%, 02/10/25 (Call 02/10/22)(d)	$600	$589,200
0.63%, 05/19/25 (Call 05/19/22)(d)	48	47,363
0.88%, 03/09/26 (Call 03/09/22)(d)	435	429,093
1.88%, 07/31/24	2,244	2,308,986
2.25%, 05/31/23 (Call 05/31/22)(d)	600	616,656
Oesterreichische Kontrollbank AG 0.38%, 09/17/25	560	545,362
0.50%, 02/02/26	100	97,231
1.50%, 02/12/25	1,892	1,926,756
2.88%, 03/13/23	1,510	1,560,540
Oversea-Chinese Banking Corp. Ltd. 1.83%, 09/10/30 (Call 09/10/25)(a)(b)	1,235	1,224,095
4.25%, 06/19/24(b)	525	564,317
Philippine National Bank, 3.28%, 09/27/24 (Call 12/27/21)(d)	1,000	1,022,090
PNC Bank N.A.
2.70%, 11/01/22 (Call 10/01/22)	750	765,158
3.50%, 06/08/23 (Call 12/08/21)	765	799,808
PNC Financial Services Group Inc. (The) 1.15%, 08/13/26 (Call 07/13/26)	700	693,525
2.20%, 11/01/24 (Call 10/02/24)	745	773,779
2.60%, 07/23/26 (Call 01/23/22)	30	31,525
2.85%, 11/09/22(f)	150	153,656
3.50%, 01/23/24 (Call 01/23/22)	1,437	1,517,486
3.90%, 04/29/24 (Call 03/29/24)	944	1,009,004
QIB Sukuk Ltd.
1.48%, 02/07/25 (Call 11/08/21), (3 mo. LIBOR US + 1.350%)(a)(d)	400	405,168
1.95%, 10/27/25 (Call 04/27/22)(d)	200	202,138
3.98%, 03/26/24 (Call 03/26/22)(d)	600	639,192
QIIB Senior Sukuk Ltd., 4.26%, 03/05/24 (Call 03/05/22)(d)	480	512,779
QNB Finance Ltd. 1.38%, 01/26/26 (Call 01/26/22)(d)	400	393,072
1.41%, 03/12/24 (Call 12/13/21)(a)(d)	400	404,788
1.63%, 09/22/25 (Call 03/22/22)(d)	600	600,294
2.63%, 05/12/25 (Call 11/12/21)(d)	600	621,288
3.50%, 03/28/24 (Call 03/28/22)(d)	600	633,558
QNB Finansbank AS, 6.88%, 09/07/24 (Call 03/07/22)(d)	400	428,256
Rakfunding Cayman Ltd., 4.13%, 04/09/24 (Call 04/09/22)(d)	200	212,600
Regions Financial Corp., 2.25%, 05/18/25 (Call 04/18/25)	435	448,620
RHB Bank Bhd, 3.77%, 02/19/24 (Call 02/19/22)(d)	600	635,292
Riyad Sukuk Ltd., 3.17%, 02/25/30 (Call 02/25/25)(a)(d)	800	820,040
Rizal Commercial Banking Corp.
3.00%, 09/11/24 (Call 03/11/22)(d)	400	414,936
4.13%, 03/16/23 (Call 03/16/22)(d)	200	207,770
Royal Bank of Canada 0.43%, 01/19/24	233	231,001
0.65%, 07/29/24	2,150	2,131,101
0.75%, 10/07/24	1,000	991,110
0.88%, 01/20/26	420	409,798
1.15%, 06/10/25	379	377,166
1.15%, 07/14/26	500	491,260
1.20%, 04/27/26	1,323	1,303,909
1.40%, 11/02/26	1,000	988,000
1.60%, 04/17/23	657	667,118
1.95%, 01/17/23	769	782,642
2.25%, 11/01/24	839	868,751
2.55%, 07/16/24	685	713,845

Security	Par (000)	Value

Banks (continued)
3.70%, 10/05/23	$1,679	$1,775,559
4.65%, 01/27/26	600	672,402
Samba Funding Ltd., 2.75%, 10/02/24 (Call 04/02/22)(d)	600	621,552
Santander Holdings USA Inc.
3.40%, 01/18/23 (Call 01/18/22)	841	865,709
3.45%, 06/02/25 (Call 05/02/25)	726	770,518
3.50%, 06/07/24 (Call 05/07/24)	247	260,679
4.50%, 07/17/25 (Call 04/17/25)	795	870,207
Santander UK Group Holdings PLC 1.53%, 08/21/26 (Call 08/21/25)(a)	515	509,551
3.37%, 01/05/24 (Call 01/05/23)(a)	922	948,784
3.57%, 01/10/23 (Call 01/10/22)	460	462,608
4.80%, 11/15/24 (Call 11/15/23)(a)	575	617,648
Santander UK Group Holdings PLC., 1.67%, 06/14/27 (Call 06/14/26)(a)	1,055	1,039,502
Santander UK PLC, 4.00%, 03/13/24	1,135	1,216,209
Sberbank of Russia Via SB Capital SA, 5.13%, 10/29/22 (Call 04/29/22)(d)	1,200	1,237,908
Shanghai Pudong Development Bank Co. Ltd., 1.00%, 01/19/24 (Call 01/19/22)(d)	400	398,936
Shanghai Pudong Development Bank Co. Ltd./Hong Kong, 0.88%, 07/13/24 (Call 01/13/22)(d)	400	397,296
Shinhan Bank Co. Ltd.
1.82%, 04/24/25, (3 mo. LIBOR US + 1.700%)(a)(d)	600	625,590
3.88%, 03/24/26(d)	200	215,608
Shinhan Financial Group Co. Ltd. 1.35%, 01/10/26(d)	400	394,972
3.34%, 02/05/30 (Call 02/05/25)(a)(d)	200	206,624
5.88%, (Call 08/13/23)(a)(d)(e)	200	212,430
Shinhan Financial Group Jr, 2.88%, (Call 05/12/26)(a)(d)(e)	200	197,608
Siam Commercial Bank PCL/Cayman Islands
2.75%, 05/16/23 (Call 11/16/21)(d)	400	410,900
3.90%, 02/11/24 (Call 02/11/22)(d)	400	424,292
SIB Sukuk Co. III Ltd., 2.85%, 06/23/25 (Call 12/23/21)(d)	400	414,204
SIB Tier 1 Sukuk Co., 5.00%, (Call 07/02/25)(a)(d)(e)	400	412,216
Societe Generale SA
1.38%, 07/08/25(b)	500	496,585
1.49%, 12/14/26 (Call 12/14/25)(a)(b)	450	440,946
1.79%, 06/09/27 (Call 06/09/26)(a)(b)	1,120	1,102,360
2.63%, 10/16/24(b)	560	579,253
2.63%, 01/22/25(b)	1,725	1,777,647
3.88%, 03/28/24(b)	525	557,225
4.25%, 09/14/23(b)	675	716,243
4.25%, 04/14/25(b)	1,100	1,177,264
4.75%, 11/24/25(b)	125	136,905
Standard Chartered PLC
1.21%, 03/23/25 (Call 03/23/24)(a)(b)	250	249,085
1.46%, 01/14/27 (Call 01/14/26)(a)(b)	1,100	1,072,192
2.82%, 01/30/26 (Call 01/30/25)(a)(b)	1,635	1,687,434
3.52%, 02/12/30 (Call 02/12/25)(a)(d)	500	517,045
3.79%, 05/21/25 (Call 05/21/24)(a)(b)	765	809,416
3.89%, 03/15/24 (Call 03/15/23)(a)(b)	460	478,032
3.95%, 01/11/23(b)	470	484,918
4.05%, 04/12/26(b)	200	217,244
5.20%, 01/26/24(b)	450	485,132
State Bank of India/London
1.80%, 07/13/26 (Call 01/13/22)(d)	400	392,996
4.38%, 01/24/24 (Call 01/24/22)(d)	800	850,144
4.50%, 09/28/23 (Call 03/28/22)(d)	200	211,942

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
State Street Corp.
2.35%, 11/01/25 (Call 11/01/24), (SOFR + 0.940%)(a)	$880	$913,202
3.10%, 05/15/23	731	759,451
3.30%, 12/16/24	341	365,924
3.55%, 08/18/25	357	388,120
3.70%, 11/20/23	621	660,080
3.78%, 12/03/24 (Call 12/03/23), (3 mo. LIBOR US + 0.770%)(a)	87	92,513
Sumitomo Mitsui Banking Corp., 3.40%, 07/11/24	510	542,507
Sumitomo Mitsui Financial Group Inc. 0.95%, 01/12/26	1,000	974,120
1.40%, 09/17/26	2,000	1,961,660
1.47%, 07/08/25	1,015	1,014,472
2.35%, 01/15/25	455	468,991
2.45%, 09/27/24	325	336,850
2.63%, 07/14/26	2,165	2,248,288
2.70%, 07/16/24	652	679,182
3.10%, 01/17/23	936	963,940
3.75%, 07/19/23	990	1,041,133
3.78%, 03/09/26	500	544,445
3.94%, 10/16/23	391	415,172
4.44%, 04/02/24(b)	725	777,062
Sumitomo Mitsui Trust Bank Ltd.
0.80%, 09/12/23(b)	65	65,090
0.80%, 09/16/24(b)	500	495,315
1.05%, 09/12/25(b)	345	338,952
1.35%, 09/16/26(b)	1,000	987,580
Suncorp-Metway Ltd., 3.30%, 04/15/24(b)	312	329,469
SVB Financial Group
1.80%, 10/28/26 (Call 09/28/26)	500	499,110
3.50%, 01/29/25	60	63,950
Svenska Handelsbanken AB
0.55%, 06/11/24(b)	500	495,810
1.42%, 06/11/27 (Call 06/11/26)(a)(b)	550	542,141
3.90%, 11/20/23	260	277,407
Synovus Financial Corp.
3.13%, 11/01/22 (Call 10/01/22)	626	638,558
5.90%, 02/07/29 (Call 02/07/24)(a)	150	161,313
TC Ziraat Bankasi AS
5.13%, 09/29/23 (Call 03/29/22)(d)	200	202,310
5.38%, 03/02/26 (Call 03/02/22)(d)	400	386,020
Texas Capital Bancshares Inc., 4.00%, 05/06/31 (Call 05/06/26)(a)	400	416,416
Toronto-Dominion Bank (The)
0.45%, 09/11/23	137	136,533
0.55%, 03/04/24	630	625,294
0.75%, 06/12/23	340	341,054
0.75%, 09/11/25	375	367,065
0.75%, 01/06/26	2,865	2,791,541
1.15%, 06/12/25	379	377,666
1.20%, 06/03/26	1,000	987,190
1.25%, 09/10/26	1,010	991,335
1.90%, 12/01/22	1,156	1,174,172
2.65%, 06/12/24	1,038	1,083,911
3.25%, 03/11/24	703	741,567
3.50%, 07/19/23	919	965,648
Truist Bank
1.50%, 03/10/25 (Call 02/10/25)	895	905,248
2.15%, 12/06/24 (Call 12/06/21)	250	258,275
2.64%, 09/17/29 (Call 09/17/24)(a)	300	310,854

Security	Par (000)	Value

Banks (continued)
3.00%, 02/02/23 (Call 01/02/23)	$116	$119,385
3.20%, 04/01/24 (Call 03/01/24)	414	436,170
3.63%, 09/16/25 (Call 08/16/25)	325	351,237
3.69%, 08/02/24 (Call 08/02/23)(a)	306	322,019
Truist Financial Corp.
1.20%, 08/05/25 (Call 07/03/25)	184	183,781
1.27%, 03/02/27 (Call 03/02/26)(a)	1,100	1,084,028
2.20%, 03/16/23 (Call 02/13/23)	772	788,706
2.50%, 08/01/24 (Call 07/01/24)	1,131	1,178,547
2.85%, 10/26/24 (Call 09/26/24)	728	766,657
3.70%, 06/05/25 (Call 05/05/25)	65	70,450
3.75%, 12/06/23 (Call 11/06/23)	945	1,001,587
4.00%, 05/01/25 (Call 03/01/25)	509	555,156
Turkiye Garanti Bankasi AS, 5.88%, 03/16/23 (Call 03/16/22)(d)	400	413,848
Turkiye Is Bankasi AS
6.13%, 04/25/24 (Call 04/25/22)(d)	600	615,288
7.00%, 06/29/28 (Call 06/29/23)(a)(d)	600	604,890
7.75%, 01/22/30 (Call 01/22/25)(a)(d)	400	406,508
Turkiye Vakiflar Bankasi TAO
5.25%, 02/05/25 (Call 02/05/22)(d)	400	393,028
5.75%, 01/30/23 (Call 01/30/22)(d)	400	408,500
6.00%, 11/01/22 (Call 05/01/22)(d)	200	203,794
6.50%, 01/08/26 (Call 01/08/22)(d)	400	402,156
8.13%, 03/28/24 (Call 03/28/22)(d)	400	427,088
U.S. Bancorp.
1.45%, 05/12/25 (Call 11/12/21)	287	289,623
2.40%, 07/30/24 (Call 01/30/22)	1,288	1,338,271
3.10%, 04/27/26 (Call 03/27/26)	490	522,590
3.38%, 02/05/24 (Call 01/05/24)	1,189	1,255,108
3.60%, 09/11/24 (Call 08/11/24)	634	680,187
3.70%, 01/30/24 (Call 12/29/23)	35	37,170
3.95%, 11/17/25 (Call 10/17/25)	540	595,053
U.S. Bank N.A./Cincinnati OH
2.05%, 01/21/25 (Call 01/21/22)	620	638,867
2.80%, 01/27/25 (Call 12/27/24)	675	709,574
2.85%, 01/23/23 (Call 12/23/22)	250	256,835
UBS AG/London
0.38%, 06/01/23(b)	850	845,988
0.70%, 08/09/24(b)	545	541,000
1.25%, 06/01/26(b)	2,000	1,970,120
UBS Group AG
1.01%, 07/30/24 (Call 07/30/23)(a)(b)	3,280	3,285,018
1.36%, 01/30/27 (Call 01/30/26)(a)(b)	380	373,088
1.49%, 08/10/27 (Call 08/10/26)(a)(b)	565	553,022
3.49%, 05/23/23 (Call 05/23/22)(b)	595	604,389
4.13%, 09/24/25(b)	250	273,313
4.13%, 04/15/26(b)	200	220,296
UniCredit SpA
1.98%, 06/03/27 (Call 06/03/26)(a)(b)	600	589,518
2.57%, 09/22/26 (Call 09/22/25)(a)(b)	755	759,356
Union Bank of the Philippines, 3.37%, 11/29/22 (Call 11/29/21)(d)	200	205,066
United Overseas Bank Ltd.
1.75%, 03/16/31 (Call 03/16/26)(a)(d)	1,000	986,460
3.75%, 04/15/29 (Call 04/15/24)(a)(b)	565	596,267
Vnesheconombank Via VEB Finance PLC
5.94%, 11/21/23 (Call 11/21/21)(d)	1,000	1,082,230
6.80%, 11/22/25 (Call 11/22/21)(d)	400	466,956

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
VTB Bank OJSC Via VTB Capital SA, 6.95%, 10/17/22 (Call 04/17/22)(d)	$800	$832,000
Warba Sukuk Ltd., 2.98%, 09/24/24 (Call 03/24/22)(d)	200	209,568
Wells Fargo & Co. 0.81%, 05/19/25 (Call 05/19/24)(a)	450	447,696
1.65%, 06/02/24 (Call 06/02/23)(a)	3,680	3,732,366
2.16%, 02/11/26 (Call 02/11/25)(a)	2,315	2,369,078
2.19%, 04/30/26 (Call 04/30/22)(a)	1,275	1,303,330
2.41%, 10/30/25 (Call 10/30/24)(a)	1,988	2,052,809
3.00%, 02/19/25	1,540	1,621,374
3.00%, 04/22/26	330	349,229
3.00%, 10/23/26	250	263,995
3.30%, 09/09/24	645	686,357
3.55%, 09/29/25	665	715,533
3.75%, 01/24/24 (Call 01/24/22)	2,280	2,419,034
4.10%, 06/03/26	2,100	2,302,629
4.13%, 08/15/23	336	355,700
4.48%, 01/16/24	742	799,052
Series M, 3.45%, 02/13/23	892	924,558
Westpac Banking Corp.
1.15%, 06/03/26	1,450	1,432,600
2.00%, 01/13/23	323	328,820
2.35%, 02/19/25	75	77,849
2.75%, 01/11/23	1,026	1,053,948
2.85%, 05/13/26	155	164,635
2.89%, 02/04/30 (Call 02/04/25)(a)	772	793,786
3.30%, 02/26/24	1,391	1,470,078
3.65%, 05/15/23	780	817,331
Woori Bank
0.75%, 02/01/26(d)	600	579,774
4.25%, (Call 10/04/24)(a)(d)(e)	400	412,592
4.75%, 04/30/24(d)	200	216,430
Yapi ve Kredi Bankasi AS
5.50%, 12/06/22	400	406,576
5.85%, 06/21/24 (Call 12/21/21)(d)	200	203,468
6.10%, 03/16/23 (Call 03/16/22)(d)	200	205,740
7.88%, 01/22/31 (Call 01/22/26)(a)(d)	200	204,896
8.25%, 10/15/24 (Call 04/15/22)(d)	400	430,380

		657,666,821

Beverages — 0.3%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc., 3.65%, 02/01/26 (Call 11/01/25)	1,645	1,787,901
Anheuser-Busch InBev Finance Inc., 3.65%, 02/01/26 (Call 11/01/25)	845	915,532
Brown-Forman Corp., 3.50%, 04/15/25 (Call 02/15/25)	36	38,708
Coca-Cola Co. (The), 1.75%, 09/06/24	915	936,539
Coca-Cola Consolidated Inc., 3.80%, 11/25/25 (Call 08/25/25)	100	108,586
Coca-Cola Icecek AS, 4.22%, 09/19/24 (Call 06/19/24)(d)	205	212,817
Constellation Brands Inc.
3.20%, 02/15/23 (Call 01/15/23)	675	695,426
4.25%, 05/01/23	495	520,602
4.40%, 11/15/25 (Call 09/15/25)	115	127,599
4.75%, 11/15/24	626	691,711
Diageo Capital PLC
1.38%, 09/29/25 (Call 08/29/25)	425	426,870
2.13%, 10/24/24 (Call 09/24/24)	385	397,963
2.63%, 04/29/23 (Call 01/29/23)	913	936,163
3.50%, 09/18/23 (Call 08/18/23)	145	152,734
Heineken NV, 2.75%, 04/01/23(b)	149	153,124

Security	Par (000)	Value

Beverages (continued)
JDE Peet’s NV, 1.38%, 01/15/27 (Call 12/15/26)(b)	$595	$581,244
Keurig Dr Pepper Inc.
0.75%, 03/15/24 (Call 03/15/22)	1,285	1,279,886
2.55%, 09/15/26 (Call 06/15/26)	100	104,197
3.13%, 12/15/23 (Call 10/15/23)	519	543,450
4.06%, 05/25/23 (Call 04/25/23)	705	740,405
4.42%, 05/25/25 (Call 03/25/25)	274	301,310
PepsiCo Inc.
0.40%, 10/07/23	315	314,143
0.75%, 05/01/23	1,071	1,076,826
2.25%, 03/19/25 (Call 02/19/25)	1,031	1,070,549
2.75%, 03/01/23	165	170,001
2.75%, 04/30/25 (Call 01/30/25)	295	310,635
2.85%, 02/24/26 (Call 11/24/25)	522	555,199
3.50%, 07/17/25 (Call 04/17/25)	75	81,029
3.60%, 03/01/24 (Call 12/01/23)	1,249	1,322,479
Suntory Holdings Ltd., 2.25%, 10/16/24 (Call 09/16/24)(b)	240	246,682

		16,800,310

Biotechnology — 0.2%
Amgen Inc.
1.90%, 02/21/25 (Call 01/21/25)	442	451,004
2.25%, 08/19/23 (Call 06/19/23)	724	743,012
2.60%, 08/19/26 (Call 05/19/26)	100	104,440
3.13%, 05/01/25 (Call 02/01/25)	259	274,043
3.63%, 05/22/24 (Call 02/22/24)	327	347,065
Biogen Inc., 4.05%, 09/15/25 (Call 06/15/25)	916	1,001,829
Gilead Sciences Inc.
0.75%, 09/29/23 (Call 03/29/22)	2,045	2,042,526
2.50%, 09/01/23 (Call 07/01/23)	499	514,694
3.50%, 02/01/25 (Call 11/01/24)	498	530,733
3.65%, 03/01/26 (Call 12/01/25)	1,568	1,698,928
3.70%, 04/01/24 (Call 01/01/24)	1,133	1,200,515
Illumina Inc., 0.55%, 03/23/23	250	249,300
Royalty Pharma PLC
0.75%, 09/02/23	381	380,394
1.20%, 09/02/25 (Call 08/02/25)	550	542,327

		10,080,810

Building Materials — 0.1%
Carrier Global Corp., 2.24%, 02/15/25 (Call 01/15/25)	945	969,882
CRH America Inc., 3.88%, 05/18/25 (Call 11/18/21)(b)	500	539,380
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25 (Call 07/15/22)(b)	245	261,035
Fortune Brands Home & Security Inc., 4.00%, 09/21/23 (Call 08/21/23)	380	401,569
InterCement Financial Operations BV, 5.75%, 07/17/24 (Call 01/17/22)(b)	200	186,044
Jeld-Wen Inc.
4.63%, 12/15/25 (Call 11/29/21)(b)	200	202,310
6.25%, 05/15/25 (Call 05/15/22)(b)	215	226,670
Johnson Controls International PLC, 3.63%, 07/02/24 (Call 04/02/24)(f)	50	53,052
Koppers Inc., 6.00%, 02/15/25 (Call 11/29/21)(b)	200	204,772
Lennox International Inc.
1.35%, 08/01/25 (Call 07/01/25)	415	411,933
3.00%, 11/15/23 (Call 09/15/23)	67	69,659
Martin Marietta Materials Inc., 4.25%, 07/02/24 (Call 04/02/24)	64	68,922
New Enterprise Stone & Lime Co. Inc., 6.25%, 03/15/26 (Call 11/07/21)(b)	225	232,214

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
Owens Corning 3.40%, 08/15/26 (Call 05/15/26)	$150	$160,257
4.20%, 12/01/24 (Call 09/01/24)	65	70,199
Vulcan Materials Co., 4.50%, 04/01/25 (Call 01/01/25)	11	12,050
West China Cement Ltd. Co., 4.95%, 07/08/26 (Call 07/08/24)(d)	400	387,580

		4,457,528

Chemicals — 0.6%
Air Products and Chemicals Inc. 1.50%, 10/15/25 (Call 09/15/25)	506	511,343
2.75%, 02/03/23	73	75,115
Albemarle Corp., 4.15%, 12/01/24 (Call 09/01/24)	259	280,106
Alpek SAB de CV, 5.38%, 08/08/23 (Call 02/08/22)(d)	400	427,792
Bluestar Finance Holdings Ltd. 3.38%, 07/16/24 (Call 01/16/22)(d)	400	415,716
3.88%, (Call 06/24/23)(a)(d)(e)	1,000	1,014,200
Braskem Finance Ltd., 6.45%, 02/03/24	480	524,558
Braskem Netherlands Finance BV, 8.50%, 01/23/81 (Call 01/23/22)(a)(d)	200	223,714
Celanese U.S. Holdings LLC 1.40%, 08/05/26 (Call 07/05/26)	500	491,210
3.50%, 05/08/24 (Call 04/08/24)	412	435,076
4.63%, 11/15/22	221	229,758
CF Industries Inc., 3.45%, 06/01/23	225	233,336
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP
3.30%, 05/01/23 (Call 04/01/23)(b)	334	346,742
5.13%, 04/01/25 (Call 03/01/25)(b)	75	84,409
CNAC HK Finbridge Co. Ltd. 2.00%, 09/22/25 (Call 03/22/22)(d)	400	399,052
3.35%, (Call 09/22/23)(a)(d)(e)	600	608,316
4.63%, 03/14/23 (Call 03/14/22)(d)	1,804	1,882,203
4.88%, 03/14/25 (Call 03/14/22)(d)	200	218,070
Consolidated Energy Finance SA, 6.50%, 05/15/26 (Call 11/15/21)(b)	200	207,500
Cornerstone Chemical Co., 6.75%, 08/15/24 (Call 02/15/22)(b)(c)	225	202,390
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23 (Call 12/15/21)(b)	35	35,069
DuPont de Nemours Inc. 4.21%, 11/15/23 (Call 10/15/23)	1,627	1,733,813
4.49%, 11/15/25 (Call 11/15/21)	970	1,079,523
Eastman Chemical Co., 3.80%, 03/15/25 (Call 12/15/24)	355	381,004
EI du Pont de Nemours and Co., 1.70%, 07/15/25 (Call 06/15/25)	855	867,175
Equate Sukuk Spc Ltd., 3.94%, 02/21/24 (Call 02/21/22)(d)	525	556,936
Eurochem Finance DAC, 5.50%, 03/13/24 (Call 03/13/22)(d)	400	430,168
FMC Corp., 4.10%, 02/01/24 (Call 11/01/23)	27	28,594
Formosa Group Cayman Ltd., 3.38%, 04/22/25 (Call 04/22/22)(d)	400	419,168
GPD Companies Inc., 10.13%, 04/01/26 (Call 04/01/22)(b)	250	268,230
Hanwha Total Petrochemical Co. Ltd., 3.88%, 01/23/24 (Call 01/23/22)(d)	200	211,186
INEOS Group Holdings SA, 5.63%, 08/01/24 (Call 02/01/22)(b)	200	200,210
INEOS Quattro Finance 2 PLC, 3.38%, 01/15/26 (Call 01/15/23)(b)	280	278,676
International Flavors & Fragrances Inc. 1.23%, 10/01/25 (Call 09/01/25)(b)	1,145	1,130,550

Security	Par (000)	Value

Chemicals (continued)
3.20%, 05/01/23 (Call 02/01/23)	$165	$169,978
Kraton Polymers LLC/Kraton Polymers Capital Corp., 4.25%, 12/15/25 (Call 12/15/22)(b)	285	294,476
LG Chem Ltd., 3.25%, 10/15/24 (Call 04/15/22)(d)	200	212,134
Linde Inc./CT 2.65%, 02/05/25 (Call 11/05/24)	68	71,095
2.70%, 02/21/23 (Call 11/21/22)	336	343,768
3.20%, 01/30/26 (Call 10/30/25)	200	214,694
LYB International Finance BV, 4.00%, 07/15/23	616	649,363
LYB International Finance III LLC, 1.25%, 10/01/25 (Call 09/01/25)	575	569,325
LyondellBasell Industries NV, 5.75%, 04/15/24 (Call 01/15/24)	255	281,140
MEGlobal Canada ULC, 5.00%, 05/18/25 (Call 11/18/21)(d)	800	877,472
Methanex Corp., 4.25%, 12/01/24 (Call 09/01/24)	200	211,984
Mosaic Co. (The) 3.25%, 11/15/22 (Call 10/15/22)	822	842,188
4.25%, 11/15/23 (Call 08/15/23)	769	815,402
NewMarket Corp., 4.10%, 12/15/22	64	66,295
Nutrien Ltd. 1.90%, 05/13/23	180	183,128
3.00%, 04/01/25 (Call 01/01/25)	101	106,089
3.38%, 03/15/25 (Call 12/15/24)	315	334,807
3.50%, 06/01/23 (Call 03/01/23)	75	77,719
3.63%, 03/15/24 (Call 12/15/23)	187	197,448
OCI NV 4.63%, 10/15/25 (Call 10/15/22)(b)	181	188,285
5.25%, 11/01/24 (Call 11/01/21)(b)	181	185,751
OCP SA 4.50%, 10/22/25 (Call 04/22/22)(d)	400	425,868
5.63%, 04/25/24 (Call 04/25/22)(d)	909	980,638
Olin Corp. 5.50%, 08/15/22	75	77,276
9.50%, 06/01/25 (Call 03/01/25)(b)	245	302,029
Orbia Advance Corp. SAB de CV, 1.88%, 05/11/26 (Call 04/11/26)(d)	400	396,684
Petkim Petrokimya Holding AS, 5.88%, 01/26/23 (Call 11/29/21)(d)	200	203,260
Phosagro OAO Via Phosagro Bond Funding DAC 3.05%, 01/23/25 (Call 10/23/24)(d)	400	413,344
3.95%, 04/24/23 (Call 01/24/23)(d)	200	206,502
Polar U.S. Borrower LLC/Schenectady International Group Inc., 6.75%, 05/15/26 (Call 05/15/23)(b)	150	148,872
PPG Industries Inc. 1.20%, 03/15/26 (Call 02/15/26)	405	397,985
2.40%, 08/15/24 (Call 07/15/24)	630	653,171
3.20%, 03/15/23 (Call 02/15/23)	87	89,894
Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 04/01/25 (Call 11/29/21)(b)	275	280,734
Rayonier AM Products Inc. 5.50%, 06/01/24 (Call 12/01/21)(b)(c)	250	247,503
7.63%, 01/15/26 (Call 01/15/24)(b)	242	249,599
RPM International Inc., 3.45%, 11/15/22 (Call 08/15/22)	170	173,660
SABIC Capital II BV, 4.00%, 10/10/23 (Call 04/10/22)(d)	500	528,765
Sasol Financing International Ltd., 4.50%, 11/14/22	210	214,679
Sasol Financing USA LLC 4.38%, 09/18/26 (Call 03/18/22)	200	203,462
5.88%, 03/27/24 (Call 02/27/24)	1,299	1,371,056

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26 (Call 11/01/23)(b)	$200	$202,158
Sherwin-Williams Co. (The), 3.13%, 06/01/24 (Call 04/01/24)	626	658,615
Sibur Securities DAC, 3.45%, 09/23/24 (Call 03/23/22)(d)	700	724,738
Syngenta Finance NV 4.44%, 04/24/23 (Call 03/24/23)(b)	360	374,774
4.89%, 04/24/25 (Call 02/24/25)(b)	1,240	1,345,499
TPC Group Inc. 10.50%, 08/01/24 (Call 02/01/22)(b)	470	425,862
10.88%, 08/01/24 (Call 02/01/22)(b)	50	53,347
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., 5.38%, 09/01/25 (Call 11/03/21)(b)	250	254,693
Tronox Inc., 6.50%, 05/01/25 (Call 05/01/22)(b)	335	351,857
Uralkali OJSC Via Uralkali Finance DAC, 4.00%, 10/22/24 (Call 04/22/22)(d)	600	621,306
Venator Finance Sarl/Venator Materials LLC, 5.75%, 07/15/25 (Call 01/15/22)(b)	175	163,546
WR Grace Holdings LLC, 5.63%, 10/01/24(b)	175	187,758

		36,252,583

Coal — 0.0%
Adaro Indonesia PT, 4.25%, 10/31/24 (Call 10/31/22)(d)	800	819,048
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 7.50%, 05/01/25 (Call 11/29/21)(b)	200	204,438
China Shenhua Overseas Capital Co. Ltd., 3.88%, 01/20/25 (Call 01/20/22)(d)	200	206,926
CONSOL Energy Inc., 11.00%, 11/15/25 (Call 11/29/21)(b)	75	77,451
Coronado Finance Pty Ltd., 10.75%, 05/15/26 (Call 05/15/23)(b)	145	157,828
Indika Energy Capital III Pte Ltd., 5.88%, 11/09/24 (Call 11/29/21)(d)	600	609,150
Natural Resource Partners LP/NRP Finance Corp., 9.13%, 06/30/25 (Call 12/30/21)(b)	150	150,761
PIC AU Holdings LLC/PIC AU Holdings Corp., 10.00%, 12/31/24 (Call 01/30/23)(b)	100	102,342
Warrior Met Coal Inc., 8.00%, 11/01/24 (Call 05/01/22)(b)	175	178,197

		2,506,141

Commercial Services — 0.5%
Adani Ports & Special Economic Zone Ltd., 3.38%, 07/24/24	200	207,504
ADT Security Corp. (The), 4.13%, 06/15/23	375	389,940
Ahern Rentals Inc., 7.38%, 05/15/23 (Call 11/15/21)(b)	270	259,403
Albion Financing 1 Sarl/Aggreko Holdings Inc., 6.13%, 10/15/26 (Call 10/15/23)(b)	200	201,802
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26 (Call 07/15/22)(b)	980	1,030,666
Alta Equipment Group Inc., 5.63%, 04/15/26 (Call 04/15/22)(b)	160	164,160
Aptim Corp., 7.75%, 06/15/25 (Call 12/15/21)(b)(c)	260	210,746
Ashtead Capital Inc., 1.50%, 08/12/26 (Call 07/12/26)(b)	200	196,242
Atento Luxco 1 SA, 8.00%, 02/10/26 (Call 02/10/24)	200	212,650
Automatic Data Processing Inc., 3.38%, 09/15/25 (Call 06/15/25)	205	221,019
Block Financial LLC, 5.50%, 11/01/22 (Call 05/01/22)	263	268,981
Brink’s Co. (The), 5.50%, 07/15/25 (Call 01/15/22)(b)	180	188,852
Cimpress PLC, 7.00%, 06/15/26 (Call 12/15/21)(b)	300	312,405

Security	Par (000)	Value

Commercial Services (continued)
CMHI Finance BVI Co. Ltd. 3.50%, (Call 10/09/23)(a)(d)(e)	$1,000	$1,020,390
4.38%, 08/06/23 (Call 02/06/22)(d)	400	420,768
CoreCivic Inc. 4.63%, 05/01/23 (Call 02/01/23)(c)	138	140,102
8.25%, 04/15/26 (Call 04/15/24)	320	327,331
CPI CG Inc., 8.63%, 03/15/26 (Call 03/15/23)(b)	200	215,976
DP World Crescent Ltd., 3.91%, 05/31/23 (Call 11/30/21)(d)	600	622,392
DP World Salaam, 6.00%, (Call 01/01/22)(a)(d)(e)	800	874,000
Element Fleet Management Corp., 3.85%, 06/15/25 (Call 05/15/25)(b)	61	65,570
Equifax Inc. 2.60%, 12/01/24 (Call 11/01/24)	730	760,463
2.60%, 12/15/25 (Call 11/15/25)	445	463,111
3.30%, 12/15/22 (Call 09/15/22)	114	116,632
3.95%, 06/15/23 (Call 05/15/23)	244	255,939
ERAC USA Finance LLC 2.70%, 11/01/23 (Call 09/01/23)(b)	316	326,595
3.80%, 11/01/25 (Call 08/01/25)(b)	320	346,566
3.85%, 11/15/24 (Call 08/15/24)(b)	250	267,908
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/26 (Call 07/31/22)(d)	400	414,164
Global Payments Inc. 1.20%, 03/01/26 (Call 02/01/26)	275	268,562
2.65%, 02/15/25 (Call 02/15/22)	595	616,509
3.75%, 06/01/23 (Call 03/01/23)	442	459,397
4.00%, 06/01/23 (Call 05/01/23)	1,090	1,143,170
4.80%, 04/01/26 (Call 01/01/26)	416	465,521
GXO Logistics Inc., 1.65%, 07/15/26 (Call 06/15/26)(b)	1,010	992,547
HPHT Finance 21 Ltd., 2.00%, 03/19/26 (Call 02/19/26)(d)	800	800,368
IHS Markit Ltd. 3.63%, 05/01/24 (Call 04/01/24)	281	296,640
4.00%, 03/01/26 (Call 12/01/25)(b)	256	278,984
4.13%, 08/01/23 (Call 07/01/23)	270	284,429
4.75%, 02/15/25 (Call 11/15/24)(b)	432	473,645
5.00%, 11/01/22 (Call 08/01/22)(b)	265	273,340
Jaguar Holding Co. II/PPD Development LP, 4.63%, 06/15/25 (Call 12/15/21)(b)	255	265,503
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer Inc., 5.00%, 02/01/26 (Call 02/01/23)(b)	200	204,008
Mersin Uluslararasi Liman Isletmeciligi AS, 5.38%, 11/15/24 (Call 11/15/22)(d)	400	413,344
Modulaire Global Finance PLC, 8.00%, 02/15/23 (Call 11/09/21)(b)	260	264,948
MoneyGram International Inc., 5.38%, 08/01/26 (Call 08/01/23)(b)	215	216,062
Moody’s Corp. 2.63%, 01/15/23 (Call 12/15/22)	334	341,498
3.75%, 03/24/25 (Call 02/24/25)	121	130,376
4.88%, 02/15/24 (Call 11/15/23)	251	271,012
New Oriental Education & Technology Group Inc., 2.13%, 07/02/25 (Call 01/02/22)(d)	200	182,132
Nielsen Co Luxembourg SARL (The), 5.00%, 02/01/25 (Call 11/29/21)(b)	255	259,835
North Queensland Export Terminal Pty Ltd., 4.45%, 12/15/22(b)	200	192,800
PayPal Holdings Inc. 1.35%, 06/01/23	576	583,091
1.65%, 06/01/25 (Call 05/01/25)	540	548,543

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
2.40%, 10/01/24 (Call 09/01/24)	$1,438	$1,496,081
Prime Security Services Borrower LLC/Prime Finance Inc. 5.25%, 04/15/24(b)	415	441,523
5.75%, 04/15/26(b)	975	1,042,733
Quanta Services Inc., 0.95%, 10/01/24 (Call 10/01/22)	365	362,102
RELX Capital Inc., 3.50%, 03/16/23 (Call 02/16/23)	1,105	1,145,145
Ritchie Bros. Auctioneers Inc., 5.38%, 01/15/25 (Call 11/29/21)(b)	275	280,500
S&P Global Inc., 4.00%, 06/15/25 (Call 03/15/25)	114	124,434
Sabre GLBL Inc. 7.38%, 09/01/25 (Call 09/01/22)(b)	435	463,158
9.25%, 04/15/25 (Call 03/16/25)(b)	395	456,462
Shanghai Port Group BVI Development Co. Ltd., 2.40%, 09/11/24 (Call 03/11/22)(d)	400	411,108
Sodexo Inc., 1.63%, 04/16/26 (Call 03/16/26)(b)	280	278,788
Square Inc., 2.75%, 06/01/26 (Call 05/01/26)(b)	555	561,538
Team Health Holdings Inc., 6.38%, 02/01/25 (Call 11/15/21)(b)	360	321,257
Triton Container International Ltd. 0.80%, 08/01/23(b)	400	398,276
1.15%, 06/07/24 (Call 05/07/24)(b)	850	843,956
2.05%, 04/15/26 (Call 03/15/26)(b)	705	703,646
Verisk Analytics Inc., 4.00%, 06/15/25 (Call 03/15/25)	135	147,108
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 02/15/22)(b)	60	63,572
WASH Multifamily Acquisition Inc., 5.75%, 04/15/26 (Call 04/15/23)(b)	435	450,216
Yale University, Series 2020, 0.87%, 04/15/25 (Call 03/15/25)	781	778,368
Zhejiang Seaport International Co. Ltd., 1.98%, 03/17/26 (Call 03/17/22)(d)	400	397,696

		31,896,208

Computers — 0.7%
Apple Inc. 0.55%, 08/20/25 (Call 07/20/25)	4,271	4,183,017
0.70%, 02/08/26 (Call 01/08/26)	1,370	1,341,586
0.75%, 05/11/23	1,689	1,695,722
1.13%, 05/11/25 (Call 04/11/25)	2,326	2,325,512
1.80%, 09/11/24 (Call 08/11/24)	844	865,446
2.05%, 09/11/26 (Call 07/11/26)	150	154,494
2.40%, 01/13/23 (Call 12/13/22)	232	237,069
2.40%, 05/03/23	2,110	2,168,932
2.45%, 08/04/26 (Call 05/04/26)	100	104,833
2.50%, 02/09/25	222	231,848
2.75%, 01/13/25 (Call 11/13/24)	539	567,023
2.85%, 02/23/23 (Call 12/23/22)	545	559,824
2.85%, 05/11/24 (Call 03/11/24)	1,221	1,279,339
3.00%, 02/09/24 (Call 12/09/23)	1,377	1,442,215
3.20%, 05/13/25	237	253,533
3.25%, 02/23/26 (Call 11/23/25)	35	37,706
3.45%, 05/06/24	821	873,897
Dell International LLC/EMC Corp. 4.00%, 07/15/24 (Call 06/15/24)	929	996,111
5.45%, 06/15/23 (Call 04/15/23)	1,948	2,076,393
5.85%, 07/15/25 (Call 06/15/25)	720	829,066
6.02%, 06/15/26 (Call 03/15/26)	450	530,019
7.13%, 06/15/24 (Call 12/15/21)(b)	825	839,693
Diebold Nixdorf Inc. 8.50%, 04/15/24 (Call 11/29/21)(c)	225	225,365
9.38%, 07/15/25 (Call 07/15/22)(b)	345	371,506

Security	Par (000)	Value

Computers (continued)
DXC Technology Co., 1.80%, 09/15/26 (Call 08/15/26)	$250	$246,337
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 01/15/22)(b)(c)	300	251,232
Flexential Intermediate Corp., 11.25%, 08/01/24 (Call 11/30/21)(b)(c)	5	5,300
Fortinet Inc., 1.00%, 03/15/26 (Call 02/15/26)	1,215	1,184,224
Genpact Luxembourg Sarl, 3.38%, 12/01/24 (Call 11/01/24)	65	68,814
HCL America Inc., 1.38%, 03/10/26 (Call 02/10/26)(d)	200	195,606
Hewlett Packard Enterprise Co. 1.45%, 04/01/24 (Call 03/01/24)	812	820,388
2.25%, 04/01/23 (Call 03/01/23)	666	679,427
4.45%, 10/02/23 (Call 09/02/23)	425	451,975
4.90%, 10/15/25 (Call 07/15/25)	1,140	1,276,834
HP Inc.
1.45%, 06/17/26 (Call 05/17/26)(b)	770	759,520
2.20%, 06/17/25 (Call 05/17/25)	754	773,657
International Business Machines Corp. 2.88%, 11/09/22	125	128,151
3.00%, 05/15/24	1,378	1,449,711
3.30%, 05/15/26	275	296,692
3.38%, 08/01/23	605	634,234
3.45%, 02/19/26	190	205,590
3.63%, 02/12/24	908	963,906
7.00%, 10/30/25	65	79,297
Leidos Inc.
2.95%, 05/15/23 (Call 04/15/23)	331	341,139
3.63%, 05/15/25 (Call 04/15/25)	291	311,594
Lenovo Group Ltd. 4.75%, 03/29/23 (Call 03/29/22)(d)	400	417,448
5.88%, 04/24/25 (Call 04/24/22)(d)	800	894,248
NetApp Inc. 1.88%, 06/22/25 (Call 05/22/25)	1,039	1,056,050
3.30%, 09/29/24 (Call 07/29/24)	140	147,981
Seagate HDD Cayman 4.75%, 06/01/23	282	295,141
4.75%, 01/01/25	248	267,944
4.88%, 03/01/24 (Call 01/01/24)	269	286,993
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25 (Call 06/01/22)(b)	160	167,501
Vericast Corp., 11.00%, 09/15/26 (Call 09/15/23)(b)	626	654,713
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)	1,170	1,285,432
Wipro IT Services LLC, 1.50%, 06/23/26 (Call 05/23/26)(d)	600	590,352

		41,377,580

Cosmetics & Personal Care — 0.1%
Avon Products Inc., 6.50%, 03/15/23	225	237,062
Colgate-Palmolive Co. 1.95%, 02/01/23	20	20,387
2.10%, 05/01/23	361	369,350
2.25%, 11/15/22	299	304,556
3.25%, 03/15/24	177	187,655
Coty Inc. 5.00%, 04/15/26 (Call 04/15/23)(b)	460	472,885
6.50%, 04/15/26 (Call 11/29/21)(b)	275	282,931
Estee Lauder Companies Inc. (The), 2.00%, 12/01/24 (Call 11/01/24)	771	796,058
Oriflame Investment Holding PLC, 5.13%, 05/04/26 (Call 11/04/21)(b)	275	272,709
Procter & Gamble Co. (The) 0.55%, 10/29/25	1,810	1,770,958

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
1.00%, 04/23/26	$220	$218,075
3.10%, 08/15/23	284	297,081
Revlon Consumer Products Corp., 6.25%, 08/01/24 (Call 02/01/22)	100	44,723
Unilever Capital Corp. 0.38%, 09/14/23	295	293,971
2.60%, 05/05/24 (Call 03/05/24)	625	651,106
3.10%, 07/30/25	250	267,495
3.25%, 03/07/24 (Call 02/07/24)	585	617,567

		7,104,569

Distribution & Wholesale — 0.1%
Avient Corp. 5.25%, 03/15/23	299	314,922
5.75%, 05/15/25 (Call 05/15/22)(b)	330	346,002
Chongqing Nan’an Urban Construction & Development Group Co. Ltd., 4.66%, 06/04/24 (Call 12/04/21)(d)	400	408,852
Gansu Highway Aviation, 3.50%, 06/10/24 (Call 12/10/21)(d)	400	399,728
G-III Apparel Group Ltd., 7.88%, 08/15/25 (Call 08/15/22)(b)	195	207,925
KAR Auction Services Inc., 5.13%, 06/01/25 (Call 12/01/21)(b)	485	487,279
Li & Fung Ltd. 4.38%, 10/04/24 (Call 09/04/24)(d)	600	612,780
4.50%, 08/18/25 (Call 07/18/25)(d)	200	205,578
Marubeni Corp. 1.32%, 09/18/25 (Call 08/18/25)(d)	900	886,302
3.56%, 04/26/24 (Call 03/26/24)(d)	200	210,752
3.75%, 04/17/23 (Call 03/17/23)(d)	200	207,538
Mitsubishi Corp. 1.13%, 07/15/26 (Call 06/15/26)(b)	200	195,672
2.50%, 07/09/24 (Call 01/09/22)(d)	250	259,382
3.38%, 07/23/24 (Call 01/23/22)(d)	200	212,352
Sumitomo Corp. 1.55%, 07/06/26 (Call 01/06/22)(d)	400	395,000
2.60%, 07/09/24 (Call 06/09/24)(d)	500	517,170
Toyota Tsusho Corp., 2.60%, 09/19/24 (Call 03/19/22)(d)	400	415,244
Wolverine Escrow LLC, 8.50%, 11/15/24 (Call 11/29/21)(b)(c)	328	304,213
WW Grainger Inc., 1.85%, 02/15/25 (Call 01/15/25)	460	472,287

		7,058,978

Diversified Financial Services — 2.3%
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24)(a)	350	364,851
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.15%, 10/29/23	500	500,260
1.65%, 10/29/24 (Call 09/29/24)	930	932,130
1.75%, 01/30/26 (Call 12/30/25)	610	600,899
2.45%, 10/29/26 (Call 09/29/26)	1,060	1,070,335
2.88%, 08/14/24 (Call 07/14/24)	520	538,548
3.15%, 02/15/24 (Call 01/15/24)	550	571,032
3.30%, 01/23/23 (Call 12/23/22)	285	292,994
4.13%, 07/03/23 (Call 06/03/23)	710	744,527
4.45%, 10/01/25 (Call 08/01/25)	150	163,332
4.50%, 09/15/23 (Call 08/15/23)	475	503,633
4.88%, 01/16/24 (Call 12/16/23)	475	510,516
6.50%, 07/15/25 (Call 06/15/25)	950	1,100,803
Series 3NC1, 1.75%, 10/29/24 (Call 10/29/22)	3,000	3,002,610

Security	Par (000)	Value

Diversified Financial Services (continued)
Affiliated Managers Group Inc. 3.50%, 08/01/25	$179	$191,831
4.25%, 02/15/24	15	16,109
AIG Global Funding 0.45%, 12/08/23(b)	112	111,518
0.65%, 06/17/24(b)	680	673,227
0.80%, 07/07/23(b)	123	123,325
0.90%, 09/22/25(b)	520	507,499
Air Lease Corp. 0.70%, 02/15/24 (Call 01/15/24)	186	183,868
1.88%, 08/15/26 (Call 07/15/26)	290	286,885
2.25%, 01/15/23	302	307,505
2.30%, 02/01/25 (Call 01/01/25)	485	494,380
2.75%, 01/15/23 (Call 12/15/22)	707	722,886
2.88%, 01/15/26 (Call 12/15/25)	498	514,250
3.00%, 09/15/23 (Call 07/15/23)	474	490,514
3.25%, 03/01/25 (Call 01/01/25)	307	321,472
3.38%, 07/01/25 (Call 06/01/25)	715	753,310
3.75%, 06/01/26 (Call 04/01/26)	150	160,533
3.88%, 07/03/23 (Call 06/03/23)	578	604,912
4.25%, 02/01/24 (Call 01/01/24)	585	622,721
4.25%, 09/15/24 (Call 06/15/24)	523	563,323
Aircastle Ltd. 4.13%, 05/01/24 (Call 02/01/24)	145	153,187
4.25%, 06/15/26 (Call 04/15/26)	100	108,395
4.40%, 09/25/23 (Call 08/25/23)	448	474,329
5.00%, 04/01/23	316	333,630
5.25%, 08/11/25 (Call 07/11/25)(b)	855	947,169
Ally Financial Inc. 1.45%, 10/02/23 (Call 09/02/23)	1,537	1,551,817
3.88%, 05/21/24 (Call 04/21/24)	611	651,338
4.63%, 03/30/25	148	162,933
5.13%, 09/30/24	867	961,858
5.75%, 11/20/25 (Call 11/20/21)	545	618,237
5.80%, 05/01/25 (Call 04/01/25)	292	332,956
American Express Co. 2.50%, 07/30/24 (Call 01/30/22)	1,441	1,501,421
2.65%, 12/02/22	941	962,681
3.00%, 10/30/24 (Call 09/29/24)	242	255,813
3.13%, 05/20/26 (Call 04/20/26)	200	214,500
3.40%, 02/27/23 (Call 01/27/23)	1,992	2,062,377
3.40%, 02/22/24 (Call 01/22/24)	1,071	1,130,408
3.63%, 12/05/24 (Call 11/04/24)	151	162,246
3.70%, 08/03/23 (Call 07/03/23)	938	985,744
4.20%, 11/06/25 (Call 10/06/25)	503	558,803
Ameriprise Financial Inc. 3.00%, 04/02/25 (Call 03/02/25)	149	157,083
3.70%, 10/15/24	109	117,679
4.00%, 10/15/23	670	713,342
Antares Holdings LP, 3.95%, 07/15/26 (Call 06/15/26)(b)	250	260,525
Apollo Management Holdings LP, 4.95%, 01/14/50 (Call 12/17/21)(a)(b)	285	294,927
Ares Finance Co. III LLC, 4.13%, 06/30/51 (Call 06/30/26)(a)(b)	145	148,988
ASG Finance Designated Activity Co., 7.88%, 12/03/24 (Call 12/03/21)(b)	200	196,046
Aviation Capital Group LLC 1.95%, 01/30/26 (Call 12/30/25)(b)	30	29,652
1.95%, 09/20/26 (Call 08/20/26)(b)	840	824,141
3.88%, 05/01/23 (Call 04/01/23)(b)	469	487,319

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
4.13%, 08/01/25 (Call 06/01/25)(b)	$555	$592,784
4.38%, 01/30/24 (Call 12/30/23)(b)	392	416,088
4.88%, 10/01/25 (Call 07/01/25)(b)	45	49,207
Avolon Holdings Funding Ltd. 2.13%, 02/21/26 (Call 01/21/26)(b)	750	741,165
2.53%, 11/18/27 (Call 10/18/27)(b)	1,264	1,240,110
2.88%, 02/15/25 (Call 01/15/25)(b)	605	620,736
3.95%, 07/01/24 (Call 06/01/24)(b)	658	694,302
4.25%, 04/15/26 (Call 03/15/26)(b)	710	763,697
4.38%, 05/01/26 (Call 03/01/26)(b)	360	387,990
5.25%, 05/15/24 (Call 04/15/24)(b)	293	317,750
5.50%, 01/15/26 (Call 12/15/25)(b)	145	162,446
Azure Orbit IV International Finance Ltd., 3.75%, 01/25/23 (Call 01/25/22)(d)	400	410,876
Banco BTG Pactual SA/Cayman Islands 2.75%, 01/11/26 (Call 12/11/25)(d)	200	191,870
4.50%, 01/10/25 (Call 12/10/24)(d)	400	408,260
5.50%, 01/31/23(d)	400	415,556
BGC Partners Inc. 3.75%, 10/01/24 (Call 09/01/24)	363	383,996
5.38%, 07/24/23	380	405,494
Blackstone Holdings Finance Co. LLC, 4.75%, 02/15/23(b)	72	75,676
Blackstone Private Credit Fund 1.75%, 09/15/24(b)	500	495,385
2.63%, 12/15/26 (Call 11/15/26)(b)	700	686,637
Blue Bright Ltd., 2.38%, 02/09/26 (Call 02/09/22)(d)	400	393,168
BOC Aviation Ltd. 1.75%, 01/21/26 (Call 12/21/25)(d)	600	589,404
2.63%, 01/17/25 (Call 12/17/24)(d)	400	407,440
2.75%, 12/02/23 (Call 12/02/21)(d)	800	822,808
3.25%, 04/29/25 (Call 03/29/25)(b)	900	936,801
3.50%, 10/10/24 (Call 09/10/24)(d)	200	211,448
4.00%, 01/25/24 (Call 12/25/23)(d)	400	421,476
4.38%, 05/02/23 (Call 05/02/22)(d)	200	209,086
Bocom International Blossom Ltd.Co., 1.75%, 06/28/26 (Call 12/28/21)(d)	200	197,100
Bocom Leasing Management, 1.13%, 06/18/24 (Call 12/18/21)(d)	200	198,156
Bocom Leasing Management Hong Kong Co. Ltd. 1.75%, 07/14/23 (Call 06/14/23)(d)	200	200,986
4.38%, 01/22/24 (Call 01/22/22)(d)	400	425,100
Brightsphere Investment Group Inc., 4.80%, 07/27/26	140	148,009
Brookfield Finance Inc., 4.00%, 04/01/24 (Call 02/01/24)	947	1,009,085
Cantor Fitzgerald LP, 4.88%, 05/01/24 (Call 04/01/24)(b)	260	280,764
Capital One Bank USA N.A., 2.28%, 01/28/26 (Call 01/28/25)(a)	1,000	1,026,540
Capital One Financial Corp. 1.00%, 11/02/27 (Call 11/02/26)	1,000	997,240
2.60%, 05/11/23 (Call 04/11/23)	547	562,185
3.20%, 01/30/23 (Call 12/30/22)	928	956,239
3.20%, 02/05/25 (Call 01/05/25)	382	404,500
3.30%, 10/30/24 (Call 09/30/24)	1,261	1,338,362
3.50%, 06/15/23	1,223	1,277,277
3.75%, 04/24/24 (Call 03/24/24)	402	427,515
3.90%, 01/29/24 (Call 12/29/23)	1,137	1,207,153
4.20%, 10/29/25 (Call 09/29/25)	180	196,947
4.25%, 04/30/25 (Call 03/31/25)	15	16,425
CCBL Cayman 1 Corp., 1.80%, 07/22/26 (Call 01/22/22)(d)	400	394,412
CCBL Cayman 1 Corp. Ltd. 1.60%, 09/15/26 (Call 08/15/26)	200	195,186

Security	Par (000)	Value

Diversified Financial Services (continued)
1.99%, 07/21/25 (Call 01/21/22)(d)	$200	$199,984
3.50%, 05/16/24 (Call 11/16/21)(d)	400	420,400
CDBL Funding 1 3.00%, 04/24/23 (Call 04/24/22)(d)	400	408,040
4.25%, 12/02/24 (Call 12/02/21)(d)	400	428,724
CDBL Funding 2, 2.00%, 03/04/26 (Call 03/04/22)(d)	600	595,584
Charles Schwab Corp. (The) 0.75%, 03/18/24 (Call 02/18/24)	760	758,632
0.90%, 03/11/26 (Call 02/11/26)	1,821	1,786,874
1.15%, 05/13/26 (Call 04/13/26)	1,139	1,128,066
2.65%, 01/25/23 (Call 12/25/22)	525	538,277
3.00%, 03/10/25 (Call 12/10/24)	258	272,471
3.45%, 02/13/26 (Call 11/13/25)	300	325,206
3.55%, 02/01/24 (Call 01/01/24)	340	360,189
3.63%, 04/01/25 (Call 01/01/25)	10	10,718
3.75%, 04/01/24 (Call 03/02/24)	131	139,550
3.85%, 05/21/25 (Call 03/21/25)	154	167,344
4.20%, 03/24/25 (Call 03/24/22)	418	458,233
China Cinda 2020 I Management Ltd. 1.88%, 01/20/26 (Call 10/20/25)(d)	400	386,516
2.00%, 03/18/23 (Call 02/18/23)(d)	700	700,042
2.50%, 03/18/25 (Call 02/18/25)(d)	200	199,192
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25 (Call 04/23/22)(d)	1,000	1,053,710
China Cinda Finance 2017 I Ltd. 3.88%, 02/08/23 (Call 02/08/22)(d)	600	614,370
4.10%, 03/09/24 (Call 03/09/22)(d)	400	418,552
China Development Bank Financial Leasing Co. Ltd., 2.88%, 09/28/30 (Call 09/28/25)(a)(d)	600	603,108
China Great Wall International Holdings IV Ltd., 3.95%, (Call 07/31/24)(a)(d)(e)	200	203,926
China Greatt Wall International lll Co., 4.38%, 05/25/23 (Call 11/25/21)(d)	400	414,180
CICC Hong Kong Finance 2016 MTN Ltd.
1.02%, 02/18/23 (Call 11/18/21), (3 mo. LIBOR US + 0.900%)(a)(d)	1,000	995,290
1.63%, 01/26/24 (Call 01/26/22)(d)	600	599,376
2.00%, 01/26/26 (Call 01/26/22)(d)	400	395,020
Citadel LP, 5.38%, 01/17/23 (Call 12/17/22)(b)	20	20,880
CITIC Securities Finance MTN Co. Ltd. 1.75%, 06/03/23 (Call 12/03/21)(d)	200	200,854
2.00%, 06/03/25 (Call 12/03/21)(d)	600	597,420
Citigroup Global Markets Holdings Inc./United States, 3.50%, 06/12/24 (Call 06/12/22)(d)(f)	2	2,142
Clifford Capital Pte Ltd. 1.12%, 03/23/26 (Call 02/23/26)(d)	400	394,900
1.73%, 09/10/24 (Call 03/10/22)(d)	200	204,292
CME Group Inc., 3.00%, 03/15/25 (Call 12/15/24)	471	496,971
CMS International Gemstone Ltd., 1.30%, 09/16/24	200	197,486
CNG Holdings Inc., 12.50%, 06/15/24 (Call 12/15/21)(b)	150	142,980
Coastal Emerald Ltd., 4.30%, (Call 08/01/24)(a)(d)(e)	400	396,036
Credit Acceptance Corp. 5.13%, 12/31/24 (Call 12/31/21)(b)	245	250,934
6.63%, 03/15/26 (Call 03/15/22)	200	208,626
CSCIF Asia Ltd., 1.13%, 06/10/24 (Call 12/10/21)(d)	600	595,548
DAE Sukuk Difc Ltd., 3.75%, 02/15/26 (Call 02/15/22)(d)	600	629,130
Discover Financial Services 3.75%, 03/04/25 (Call 12/04/24)	425	454,227
3.85%, 11/21/22	220	227,416
3.95%, 11/06/24 (Call 08/06/24)	205	220,303

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
4.50%, 01/30/26 (Call 11/30/25)	$30	$33,236
Dongxing Voyage Co. Ltd., 3.25%, 08/15/24 (Call 02/15/22)(d)	200	205,224
Eaton Vance Corp., 3.63%, 06/15/23	125	130,744
Enact Holdings Inc., 6.50%, 08/15/25 (Call 02/15/25)(b)	382	419,883
Enova International Inc. 8.50%, 09/01/24 (Call 03/01/22)(b)	123	125,135
8.50%, 09/15/25 (Call 03/15/22)(b)	250	257,410
Far East Horizon Ltd., 2.63%, 03/03/24 (Call 03/03/22)(d)	400	395,848
Finance of America Funding LLC, 7.88%, 11/15/25 (Call 11/15/22)(b)	175	169,092
Franklin Resources Inc., 2.85%, 03/30/25	36	37,949
GE Capital Funding LLC, 3.45%, 05/15/25 (Call 04/15/25)	820	877,835
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/25	100	107,868
GFH Sukuk Ltd., 7.50%, 01/28/25 (Call 01/28/22)(d)	200	208,664
Global Aircraft Leasing Co. Ltd., 6.50%, 09/15/24 (Call 03/15/22), (7.25% PIK)(b)(g)	844	818,728
goeasy Ltd. 4.38%, 05/01/26 (Call 05/01/22)(b)	160	164,542
5.38%, 12/01/24 (Call 12/01/21)(b)	270	277,649
Gtlk Europe Capital DAC 4.95%, 02/18/26 (Call 02/18/22)(d)	400	421,684
5.95%, 04/17/25 (Call 04/17/22)(d)	200	216,878
GTLK Europe DAC, 5.13%, 05/31/24 (Call 11/30/21)(d)	200	211,134
Guangxi Financial Investment Group Co. Ltd., 3.60%, 11/18/23 (Call 11/18/21)(d)	200	184,408
Guotai Junan Holdinges Co., 2.00%, 04/21/26 (Call 04/21/22)(d)	200	199,138
Guotai Junan International Holdinges Co., 2.00%, 03/03/26 (Call 03/03/22)(d)	200	197,592
Haitong International Finance Holdings 2015 Ltd., 2.11%, 03/12/25 (Call 03/12/22)(d)	400	398,308
Haitong International Securities Group Ltd. 2.13%, 07/02/23 (Call 01/02/22)(d)	600	604,284
3.38%, 07/19/24 (Call 01/19/22)(d)	400	417,128
Home Point Capital Inc., 5.00%, 02/01/26 (Call 02/01/23)(b)	280	251,642
Horse Gallop Finance Ltd., 1.70%, 07/28/25 (Call 01/28/22)(d)	600	592,764
ICBCIL Finance Co. Ltd. 1.18%, 11/20/24 (Call 11/22/21)(a)(d)	200	200,008
1.22%, 05/15/23 (Call 11/15/21), (3 mo. LIBOR US + 1.1%)(a)(d)	400	400,344
1.75%, 08/25/25 (Call 02/25/22)(d)	800	790,168
1.75%, 08/02/26	200	196,028
3.13%, 11/15/22 (Call 11/15/21)(d)	300	305,622
3.63%, 05/19/26 (Call 11/19/21)(d)	200	212,146
3.75%, 03/05/24 (Call 03/05/22)(d)	400	421,156
Intercontinental Exchange Inc. 0.70%, 06/15/23	412	412,412
3.45%, 09/21/23 (Call 08/21/23)	108	113,457
3.75%, 12/01/25 (Call 09/01/25)	890	968,836
4.00%, 10/15/23	397	421,757
Inventive Global Investments Ltd., 1.65%, 09/03/25 (Call 03/03/22)(d)	800	790,048
Invesco Finance PLC 3.13%, 11/30/22	52	53,453
3.75%, 01/15/26	100	108,712
4.00%, 01/30/24	350	373,268

Security	Par (000)	Value

Diversified Financial Services (continued)
Janus Capital Group Inc., 4.88%, 08/01/25 (Call 05/01/25)	$64	$70,868
Jefferies Group LLC, 5.13%, 01/20/23	378	397,924
Jefferson Capital Holdings LLC, 6.00%, 08/15/26 (Call 08/15/23)(b)	155	157,006
JIC Zhixin Ltd., 1.50%, 08/27/25 (Call 02/27/22)(d)	400	393,776
Joy Treasure Assets Holdings Inc., 2.88%, 09/24/24 (Call 03/24/22)(d)	600	612,288
Korea Investment & Securities Co. Ltd. 1.38%, 07/19/24 (Call 01/19/22)(d)	200	199,346
2.13%, 07/19/26 (Call 01/19/22)(d)	200	198,254
Kuwait Projects Co. SPC Ltd., 5.00%, 03/15/23 (Call 03/15/22)(d)	400	401,180
Lazard Group LLC, 3.75%, 02/13/25	114	122,134
LD Holdings Group LLC, 6.50%, 11/01/25 (Call 11/01/22)(b)	260	254,873
LeasePlan Corp. NV, 2.88%, 10/24/24(b)	400	416,216
Legend Fortune Ltd., 1.38%, 06/02/24 (Call 12/02/21)(d)	600	598,326
Legg Mason Inc., 4.75%, 03/15/26	125	141,691
LFS Topco LLC, 5.88%, 10/15/26 (Call 10/15/23)(b)	150	154,667
LSEGA Financing PLC 0.65%, 04/06/24 (Call 03/06/24)(b)	1,560	1,545,508
1.38%, 04/06/26 (Call 04/06/22)(b)	6,180	6,094,901
Mastercard Inc. 2.00%, 03/03/25 (Call 02/03/25)	772	794,959
3.38%, 04/01/24	683	725,005
Mirae Asset Securities Co. Ltd. 2.63%, 07/30/25 (Call 01/30/22)(d)	1,000	1,019,180
3.38%, 05/07/24 (Call 11/07/21)(d)	200	209,442
Mitsubishi HC Capital Inc. 3.56%, 02/28/24 (Call 01/28/24)(b)	200	210,154
3.96%, 09/19/23 (Call 08/19/23)(b)	645	679,082
Muthoot Finance Ltd., 4.40%, 09/02/23(d)	200	203,146
Nasdaq Inc. 0.45%, 12/21/22 (Call 12/21/21)	225	224,764
3.85%, 06/30/26 (Call 03/30/26)	50	54,932
4.25%, 06/01/24 (Call 03/01/24)	625	671,463
Navient Corp. 5.50%, 01/25/23	500	522,295
5.88%, 10/25/24	260	277,885
6.13%, 03/25/24	420	449,417
6.75%, 06/25/25	260	286,000
6.75%, 06/15/26	250	275,755
7.25%, 09/25/23	300	326,406
Nomura Holdings Inc. 1.65%, 07/14/26	1,080	1,063,152
1.85%, 07/16/25	1,090	1,095,014
2.65%, 01/16/25	825	853,842
Nuveen Finance LLC, 4.13%, 11/01/24(b)	685	745,301
OneMain Finance Corp. 5.63%, 03/15/23	470	494,238
6.13%, 03/15/24 (Call 09/15/23)	706	750,895
6.88%, 03/15/25	645	721,155
7.13%, 03/15/26	815	925,579
8.25%, 10/01/23	296	330,212
8.88%, 06/01/25 (Call 06/01/22)	295	319,063
Ontario Teachers’ Finance Trust, 1.63%, 09/12/24(b)	500	509,925
Orient HuiZhi Ltd., 3.63%, 11/30/22 (Call 11/30/21)(d)	250	255,080
ORIX Corp. 3.25%, 12/04/24	176	186,762
4.05%, 01/16/24	820	871,578

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Oxford Finance LLC/Oxford Finance Co-Issuer II Inc., 6.38%, 12/15/22 (Call 11/29/21)(b)	$125	$125,583
Park Aerospace Holdings Ltd. 4.50%, 03/15/23 (Call 02/15/23)(b)	706	734,960
5.50%, 02/15/24 (Call 02/15/22)(b)	203	220,318
PennyMac Financial Services Inc., 5.38%, 10/15/25 (Call 10/15/22)(b)	320	330,077
PHH Mortgage Corp., 7.88%, 03/15/26 (Call 03/15/23)(b)	215	218,148
Pingan Real Estate Capital Ltd., 3.45%, 07/29/26 (Call 01/29/22)(d)	400	380,908
Pioneer Reward Ltd., 2.00%, 04/09/26 (Call 04/09/22)(d)	600	594,234
Power Finance Corp. Ltd. 3.25%, 09/16/24 (Call 03/16/22)(d)	200	207,166
3.75%, 06/18/24 (Call 12/18/21)(d)	200	209,260
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24 (Call 12/02/21)(d)	600	712,800
PRA Group Inc., 7.38%, 09/01/25 (Call 09/01/22)(b)	150	160,325
Private Export Funding Corp., Series EE, 2.80%, 05/15/22	245	248,107
Provident Funding Associates LP/PFG Finance Corp., 6.38%, 06/15/25 (Call 12/15/21)(b)	175	175,999
REC Ltd. 2.25%, 09/01/26 (Call 03/01/22)(d)	200	195,828
3.38%, 07/25/24 (Call 01/25/22)(d)	400	414,632
3.50%, 12/12/24 (Call 12/12/21)(d)	400	417,376
4.75%, 05/19/23(d)	400	418,072
5.25%, 11/13/23 (Call 11/13/21)(d)	200	213,684
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., 2.88%, 10/15/26 (Call 10/15/23)(b)	521	517,353
Sarana Multi Infrastrukt, 2.05%, 05/11/26 (Call 11/11/21)(d)	200	195,708
Shinhan Card Co. Ltd., 1.38%, 10/19/25 (Call 04/19/22)(d)	200	198,110
Shriram Transport Finance Co. Ltd. 4.40%, 03/13/24	600	602,214
5.10%, 07/16/23 (Call 01/16/22)(d)	200	203,118
5.95%, 10/24/22 (Call 04/24/22)(d)	200	204,072
SIHC International Capital Ltd., 4.35%, 09/26/23 (Call 03/26/22)(d)	200	209,102
SLM Corp. 3.13%, 11/02/26 (Call 10/02/26)	250	247,813
4.20%, 10/29/25 (Call 09/29/25)	325	343,681
5.13%, 04/05/22 (Call 04/05/22)	70	70,982
State Elite Global Ltd., 0.89%, 10/24/24 (Call 01/24/22), (3 mo. LIBOR US + 0.770%)(a)(d)	200	200,174
Stifel Financial Corp., 4.25%, 07/18/24	100	107,972
StoneX Group Inc., 8.63%, 06/15/25 (Call 06/15/22)(b)	190	202,135
Sunrise Cayman Ltd., 5.25%, 03/11/24 (Call 03/11/22)(d)	200	204,832
SURA Asset Management SA, 4.88%, 04/17/24 (Call 04/17/22)(d)	206	221,520
Synchrony Financial 4.25%, 08/15/24 (Call 05/15/24)	1,254	1,345,555
4.38%, 03/19/24 (Call 02/19/24)	385	412,081
4.50%, 07/23/25 (Call 01/23/22)	603	659,634
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/23 (Call 11/29/21)(b)	164	167,657
United Wholesale Mortgage LLC, 5.50%, 11/15/25 (Call 11/15/22)(b)	400	398,316
USAA Capital Corp., 0.50%, 05/01/24(b)	625	619,881
Vertex Capital Investment Ltd., 4.75%, 04/03/24 (Call 04/03/22)(d)	400	422,496
Visa Inc. 2.80%, 12/14/22 (Call 10/14/22)	1,243	1,272,223

Security	Par (000)	Value

Diversified Financial Services (continued)
3.15%, 12/14/25 (Call 09/14/25)	$805	$865,069
VistaJet Malta Finance PLC/XO Management Holding Inc., 10.50%, 06/01/24 (Call 06/01/22)(b)(c)	340	366,812
Western Union Co. (The) 1.35%, 03/15/26 (Call 02/15/26)	1,805	1,767,456
2.85%, 01/10/25 (Call 12/10/24)	734	763,874
4.25%, 06/09/23 (Call 05/09/23)	392	411,965
World Acceptance Corp., 7.00%, 11/01/26 (Call 11/01/23)(b)	140	137,967
XP Inc., 3.25%, 07/01/26 (Call 06/01/26)(d)	400	382,916

		141,841,624

Electric — 1.6%
Abu Dhabi National Energy Co. PJSC 3.63%, 01/12/23(b)	200	207,082
3.88%, 05/06/24 (Call 11/06/21)(d)	400	428,248
4.38%, 04/23/25 (Call 04/23/22)(d)	700	771,057
4.38%, 06/22/26 (Call 12/22/21)(d)	600	676,302
Adani Transmission Ltd., 4.00%, 08/03/26 (Call 02/03/22)(d)	200	210,748
AES Andes SA., 7.13%, 03/26/79 (Call 01/06/22)(a)(d)	600	629,346
AES Corp. (The) 1.38%, 01/15/26 (Call 12/15/25)	665	652,032
3.30%, 07/15/25 (Call 06/15/25)(b)	505	531,204
Alabama Power Co., Series 13-A, 3.55%, 12/01/23	165	174,649
Alliant Energy Finance LLC, 3.75%, 06/15/23 (Call 05/15/23)(b)	422	440,399
Ameren Corp., 2.50%, 09/15/24 (Call 08/15/24)	624	647,119
Ameren Illinois Co., 3.25%, 03/01/25 (Call 12/01/24)	92	97,587
American Electric Power Co. Inc.
Series F, 2.95%, 12/15/22 (Call 09/15/22)(c)	219	223,520
Series M, 0.75%, 11/01/23 (Call 05/01/22)	175	174,603
Series N, 1.00%, 11/01/25 (Call 10/01/25)	80	78,583
Appalachian Power Co., 3.40%, 06/01/25 (Call 03/01/25)	80	85,408
Arizona Public Service Co., 3.15%, 05/15/25 (Call 02/15/25)	130	137,679
Ausgrid Finance Pty Ltd., 3.85%, 05/01/23 (Call 02/01/23)(b)	243	251,192
Avangrid Inc. 3.15%, 12/01/24 (Call 10/01/24)	79	83,537
3.20%, 04/15/25 (Call 03/15/25)	509	538,955
Baltimore Gas & Electric Co., 3.35%, 07/01/23 (Call 04/01/23)	619	642,590
Berkshire Hathaway Energy Co. 2.80%, 01/15/23 (Call 12/15/22)	257	263,332
3.75%, 11/15/23 (Call 08/15/23)	228	240,328
4.05%, 04/15/25 (Call 03/15/25)	1,364	1,488,438
Black Hills Corp., 4.25%, 11/30/23 (Call 08/30/23)	490	520,860
Calpine Corp., 5.25%, 06/01/26 (Call 12/01/21)(b)	425	437,189
Cemig Geracao e Transmissao SA, 9.25%, 12/05/24 (Call 12/05/23)(d)	800	894,296
CenterPoint Energy Inc. 1.45%, 06/01/26 (Call 05/01/26)	145	143,489
2.50%, 09/01/24 (Call 08/01/24)	139	144,172
Centrais Eletricas Brasileiras SA, 3.63%, 02/04/25 (Call 02/04/22)(d)	300	300,732
CGNPC International Ltd. 2.75%, 07/02/24 (Call 01/02/22)(d)	800	824,192
3.88%, 09/11/23 (Call 03/11/22)(d)	200	208,868
China Clean Energy Development Ltd., 4.00%, 11/05/25 (Call 11/05/21)(d)	400	426,084

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
China Huadian Overseas Co., 3.88%, 05/17/23 (Call 11/17/21)(d)	$600	$623,724
China Huadian Overseas Development 2018 Ltd., 3.38%, (Call 06/23/25)(a)(d)(e)	400	412,132
China Huadian Overseas Development Management Co. Ltd., 4.00%, (Call 05/29/24)(a)(d)(e)	400	416,460
China Huaneng Group Hong Kong Treasury Management Holding Ltd.
1.60%, 01/20/26 (Call 01/20/22)(d)	400	396,180
2.60%, 12/10/24 (Call 12/10/21)(d)	400	414,052
2.85%, (Call 12/09/23)(a)(d)(e)	600	606,498
3.08%, (Call 12/09/25)(a)(d)(e)	200	202,764
Chugoku Electric Power Co. Inc. (The), 2.40%, 08/27/24 (Call 02/27/22)(d)	500	514,170
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	73	81,585
CLP Power HK Finance Ltd., 3.55%, (Call 02/06/22)(a)(d)(e)	200	205,316
CLP Power Hong Kong Financing Ltd., 2.88%, 04/26/23 (Call 04/26/22)(d)	200	205,484
Comision Federal de Electricidad, 4.88%, 01/15/24 (Call 01/15/22)(d)	600	640,272
Connecticut Light & Power Co. (The) 2.50%, 01/15/23 (Call 10/15/22)	128	130,358
Series A, 0.75%, 12/01/25 (Call 11/01/25)	20	19,581
Consolidated Edison Inc., Series A, 0.65%, 12/01/23 (Call 12/01/21)	150	149,664
Consumers Energy Co., 3.38%, 08/15/23 (Call 05/15/23)	234	244,034
Delmarva Power & Light Co., 3.50%, 11/15/23 (Call 08/15/23)	187	196,511
Dominion Energy Inc.
2.45%, 01/15/23(b)	232	237,206
3.07%, 08/15/24(f)	667	700,043
3.90%, 10/01/25 (Call 07/01/25)	90	97,866
Series A, 1.45%, 04/15/26 (Call 03/15/26)	1,215	1,205,924
Series A, 3.30%, 03/15/25 (Call 02/15/25)	600	637,296
DPL Inc., 4.13%, 07/01/25 (Call 04/01/25)	215	227,818
Drax Finco PLC, 6.63%, 11/01/25 (Call 11/09/21)(b)	200	206,588
DTE Electric Co. 3.38%, 03/01/25 (Call 12/01/24)	6	6,399
3.65%, 03/15/24 (Call 12/15/23)	32	33,845
DTE Energy Co. 2.25%, 11/01/22	291	295,708
Series C, 2.53%, 10/01/24	385	401,043
Series F, 1.05%, 06/01/25 (Call 05/01/25)	1,291	1,275,340
Series H, 0.55%, 11/01/22	80	80,022
Duke Energy Carolinas LLC 2.50%, 03/15/23 (Call 01/15/23)	283	289,653
3.05%, 03/15/23 (Call 02/15/23)	409	422,497
Duke Energy Corp. 0.90%, 09/15/25 (Call 08/15/25)	1,146	1,125,601
3.75%, 04/15/24 (Call 01/15/24)	944	1,000,574
3.95%, 10/15/23 (Call 07/15/23)	174	183,427
Duke Energy Ohio Inc., 3.80%, 09/01/23 (Call 06/01/23)	65	68,213
Duke Energy Progress LLC 3.25%, 08/15/25 (Call 05/15/25)	120	128,515
3.38%, 09/01/23 (Call 08/01/23)	379	397,131
Edison International 2.95%, 03/15/23 (Call 01/15/23)	819	837,845
3.55%, 11/15/24 (Call 10/15/24)	1,291	1,360,533
4.95%, 04/15/25 (Call 03/15/25)	603	659,923
EDP Finance BV, 3.63%, 07/15/24(b)	535	566,886

Security	Par (000)	Value

Electric (continued)
Electricite de France SA 3.63%, 10/13/25 (Call 07/13/25)(b)	$1,275	$1,375,266
5.25%, (Call 01/29/23)(a)(b)(e)	600	621,954
5.63%, (Call 01/22/24)(a)(b)(e)	800	849,736
Emera U.S. Finance LP 0.83%, 06/15/24(b)	180	178,002
3.55%, 06/15/26 (Call 03/15/26)	185	198,505
Enel Finance International NV 1.38%, 07/12/26 (Call 06/12/26)(b)	920	905,078
2.65%, 09/10/24(b)	625	650,206
Enel Generacion Chile SA, 4.25%, 04/15/24 (Call 01/15/24)	225	240,622
Entergy Arkansas LLC, 3.70%, 06/01/24 (Call 03/01/24)	375	398,543
Entergy Corp. 0.90%, 09/15/25 (Call 08/15/25)	326	317,671
2.95%, 09/01/26 (Call 06/01/26)	80	84,345
Entergy Gulf States Louisiana LLC, 5.59%, 10/01/24	18	20,190
Entergy Louisiana LLC 4.05%, 09/01/23 (Call 06/01/23)	395	415,706
5.40%, 11/01/24	62	69,731
Eskom Holdings SOC Ltd. 6.75%, 08/06/23 (Call 02/06/22)(d)	400	413,104
7.13%, 02/11/25 (Call 02/11/22)(d)	800	834,568
Evergy Inc., 2.45%, 09/15/24 (Call 08/15/24)	758	784,803
Evergy Kansas Central Inc., 2.55%, 07/01/26 (Call 04/01/26)	25	26,067
Evergy Metro Inc. 3.15%, 03/15/23 (Call 12/15/22)	56	57,552
3.65%, 08/15/25 (Call 05/15/25)	60	64,711
Eversource Energy 2.80%, 05/01/23 (Call 02/01/23)	264	271,102
Series H, 3.15%, 01/15/25 (Call 10/15/24)	124	130,777
Series L, 2.90%, 10/01/24 (Call 08/01/24)	512	536,571
Series N, 3.80%, 12/01/23 (Call 11/01/23)	490	518,371
Series Q, 0.80%, 08/15/25 (Call 07/15/25)	645	629,139
Series U, 1.40%, 08/15/26 (Call 07/15/26)	150	148,115
Exelon Corp. 3.40%, 04/15/26 (Call 01/15/26)	656	702,884
3.95%, 06/15/25 (Call 03/15/25)	443	478,830
Exelon Generation Co. LLC, 3.25%, 06/01/25 (Call 05/01/25)	246	260,135
FirstEnergy Corp. 2.05%, 03/01/25 (Call 02/01/25)	421	423,732
Series A, 1.60%, 01/15/26 (Call 12/15/25)	250	247,193
Series B, 4.75%, 03/15/23 (Call 12/15/22)	506	524,575
Florida Power & Light Co. 2.75%, 06/01/23 (Call 12/01/22)	24	24,594
2.85%, 04/01/25 (Call 03/01/25)	1,890	1,988,998
3.25%, 06/01/24 (Call 12/01/23)	25	26,272
Georgia Power Co.
Series A, 2.10%, 07/30/23	548	561,207
Series A, 2.20%, 09/15/24 (Call 08/15/24)	652	672,016
Greenko Investment Co., 4.88%, 08/16/23 (Call 02/16/22)(d)	200	202,028
Guangzhou Development District Holding Group Co. Ltd., 2.60%, 12/15/23 (Call 12/15/21)(d)	600	603,534
Hengjian International Investment Ltd., 1.88%, 06/23/25 (Call 12/23/21)(d)	200	196,680
Hongkong Electric Finance Ltd., 2.88%, 05/03/26 (Call 11/03/21)(d)	200	209,354

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Electric (continued)
Hrvatska Elektroprivreda, 5.88%, 10/23/22 (Call 04/23/22)(d)	$200		$209,124
Huaneng Hong Cong Capital Ltd., 3.60%, (a)(d)(e)	0	(h)	—
Iberdrola International BV, 5.81%, 03/15/25	21		24,089
Interstate Power & Light Co., 3.25%, 12/01/24 (Call 09/01/24)	655		693,809
IPALCO Enterprises Inc., 3.70%, 09/01/24 (Call 07/01/24)	91		96,291
Israel Electric Corp. Ltd. 6.88%, 06/21/23(d)	600		655,614
Series 6, 5.00%, 11/12/24 (Call 11/12/21)(b)(d)	600		659,616
ITC Holdings Corp. 2.70%, 11/15/22 (Call 10/15/22)	331		337,498
3.25%, 06/30/26 (Call 03/30/26)	50		53,393
3.65%, 06/15/24 (Call 03/15/24)	60		63,494
Jersey Central Power & Light Co., 4.70%, 04/01/24 (Call 01/01/24)(b)	421		451,796
Kansai Electric Power Co. Inc. (The), 2.55%, 09/17/24 (Call 03/17/22)(d)	200		206,936
Korea East-West Power Co. Ltd. 1.75%, 05/06/25 (Call 11/06/21)(d)	200		202,054
3.88%, 07/19/23 (Call 01/19/22)(d)	400		421,144
Korea Electric Power Corp., 1.13%, 06/15/25 (Call 12/15/21)(d)	600		594,804
Korea Hydro & Nuclear Power Co. Ltd., 3.75%, 07/25/23	600		630,954
Korea Midland Power Co. Ltd., 1.25%, 08/09/26 (Call 02/09/22)(d)	200		196,430
Korea Southern Power Co. Ltd., 0.75%, 01/27/26	200		193,484
Lamar Funding Ltd., 3.96%, 05/07/25 (Call 11/07/21)(d)	714		715,142
Light Servicos de Eletricidade SA/Light Energia SA, 4.38%, 06/18/26 (Call 06/18/24)(b)	200		195,526
MidAmerican Energy Co., 3.50%, 10/15/24 (Call 07/15/24)	352		376,358
Midland Cogeneration Venture LP, 6.00%, 03/15/25(b)(c)	99		101,237
Monongahela Power Co., 4.10%, 04/15/24 (Call 01/15/24)(b)	363		385,658
National Rural Utilities Cooperative Finance Corp. 1.00%, 06/15/26 (Call 05/15/26)	200		196,610
2.70%, 02/15/23 (Call 12/15/22)	407		416,597
2.85%, 01/27/25 (Call 10/27/24)	95		99,796
2.95%, 02/07/24 (Call 12/07/23)	449		468,491
3.40%, 11/15/23 (Call 08/15/23)	9		9,440
4.75%, 04/30/43 (Call 04/30/23)(a)	100		103,615
Series D, 1.00%, 10/18/24	420		419,097
NextEra Energy Capital Holdings Inc. 0.65%, 03/01/23	1,163		1,164,210
2.75%, 05/01/25 (Call 04/01/25)	225		235,991
2.80%, 01/15/23 (Call 12/15/22)	242		248,019
3.15%, 04/01/24 (Call 03/01/24)	939		986,645
NextEra Energy Operating Partners LP 3.88%, 10/15/26 (Call 07/15/26)(b)	250		266,115
4.25%, 07/15/24 (Call 04/15/24)(b)	350		370,318
Niagara Mohawk Power Corp. 2.72%, 11/28/22(b)	71		72,430
3.51%, 10/01/24 (Call 07/01/24)(b)	191		202,208
Northern States Power Co./MN, 2.60%, 05/15/23 (Call 11/15/22)	306		312,371
NRG Energy Inc. 2.00%, 12/02/25 (Call 11/02/25)(b)	320		323,190
3.75%, 06/15/24 (Call 05/15/24)(b)	330		348,569
NTPC Ltd. 3.75%, 04/03/24 (Call 04/03/22)(d)	400		418,384

Security	Par (000)	Value

Electric (continued)
4.25%, 02/26/26 (Call 02/26/22)(d)	$200	$214,312
4.38%, 11/26/24 (Call 11/26/21)(d)	200	214,904
4.75%, 10/03/22 (Call 04/03/22)(d)	200	206,432
Oncor Electric Delivery Co. LLC 0.55%, 10/01/25 (Call 09/01/25)	1,073	1,039,608
2.75%, 06/01/24 (Call 05/01/24)	267	279,298
2.95%, 04/01/25 (Call 01/01/25)	57	60,163
Pacific Gas & Electric Co., 3.50%, 06/15/25 (Call 03/15/25)	600	627,348
Pacific Gas and Electric Co. 1.37%, 03/10/23 (Call 03/10/22)	127	126,531
2.95%, 03/01/26 (Call 12/01/25)	1,180	1,206,998
3.15%, 01/01/26	1,910	1,966,689
3.25%, 06/15/23 (Call 03/15/23)	230	234,989
3.40%, 08/15/24 (Call 05/15/24)	215	222,848
3.45%, 07/01/25	449	468,747
3.75%, 02/15/24 (Call 11/15/23)	409	425,106
3.85%, 11/15/23 (Call 08/15/23)(c)	202	208,381
4.25%, 08/01/23 (Call 07/01/23)	390	406,228
PacifiCorp 2.95%, 06/01/23 (Call 03/01/23)	66	68,049
3.60%, 04/01/24 (Call 01/01/24)	100	105,837
Pinnacle West Capital Corp., 1.30%, 06/15/25 (Call 05/15/25)	435	431,390
Potomac Electric Power Co., 3.60%, 03/15/24 (Call 12/15/23)	380	402,124
Power Grid Corp. of India Ltd., 3.88%, 01/17/23 (Call 01/17/22)(d)	400	412,796
PPL Capital Funding Inc., 3.10%, 05/15/26 (Call 02/15/26)	10	10,559
Public Service Co. of New Hampshire, 3.50%, 11/01/23 (Call 08/01/23)	28	29,406
Public Service Electric & Gas Co. 2.38%, 05/15/23 (Call 02/15/23)	56	57,310
3.25%, 09/01/23 (Call 08/01/23)	320	334,704
Public Service Electric and Gas Co., 0.95%, 03/15/26 (Call 02/15/26)	47	46,382
Public Service Enterprise Group Inc. 0.80%, 08/15/25 (Call 07/15/25)	223	217,525
2.65%, 11/15/22 (Call 10/15/22)	263	268,139
2.88%, 06/15/24 (Call 05/15/24)	362	378,384
Puget Energy Inc., 3.65%, 05/15/25 (Call 02/15/25)	125	132,858
San Diego Gas & Electric Co., Series NNN, 3.60%, 09/01/23 (Call 06/01/23)	56	58,694
Saudi Electricity Global Sukuk Co. 2, 3.47%, 04/08/23 (Call 04/08/22)(d)	650	674,401
Saudi Electricity Global Sukuk Co. 3, 4.00%, 04/08/24 (Call 04/08/22)(d)	600	640,758
Saudi Electricity Global Sukuk Co. 4, 4.22%, 01/27/24 (Call 01/27/22)(d)	600	641,382
Saudi Electricity Global Sukuk Co. 5, 1.74%, 09/17/25 (Call 03/17/22)(d)	450	450,981
Sempra Energy 2.90%, 02/01/23 (Call 01/01/23)	770	790,143
3.55%, 06/15/24 (Call 03/15/24)	564	595,990
3.75%, 11/15/25 (Call 08/15/25)	485	525,012
4.05%, 12/01/23 (Call 09/01/23)	566	599,298
SMC Global Power Holdings Corp. 5.70%, (Call 01/21/26)(a)(d)(e)	400	394,604
6.50%, (Call 04/25/24)(a)(d)(e)	400	407,160
7.00%, (Call 10/21/25)(a)(d)(e)	400	413,604

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Southern California Edison Co. 0.70%, 04/03/23	$90	$89,999
Series 2020-C, 1.20%, 02/01/26 (Call 01/01/26)	225	221,702
Series C, 3.50%, 10/01/23 (Call 07/01/23)	285	297,911
Series D, 3.40%, 06/01/23 (Call 05/01/23)	205	212,802
Series E, 3.70%, 08/01/25 (Call 06/01/25)	294	317,749
Southern Co. (The) 2.95%, 07/01/23 (Call 05/01/23)	973	1,004,730
3.25%, 07/01/26 (Call 04/01/26)	145	154,645
Series 21-A, 0.60%, 02/26/24 (Call 01/26/24)	582	577,309
Series B, 4.00%, 01/15/51 (Call 01/15/22)(a)	584	612,108
Southern Power Co. 0.90%, 01/15/26 (Call 12/15/25)	250	243,288
4.15%, 12/01/25 (Call 09/01/25)	530	581,341
Southwestern Electric Power Co., Series N, 1.65%, 03/15/26 (Call 02/15/26)	355	355,156
Southwestern Public Service Co., 3.30%, 06/15/24 (Call 12/15/23)	25	26,204
SP PowerAssets Ltd., 3.25%, 11/24/25(b)	200	214,818
SPIC Luxembourg Latin America Renewable Energy Investment Co. Sarl, 4.65%, 10/30/23 (Call 04/30/22)(d)	200	211,254
SPIC MTN Co. Ltd., 1.63%, 07/27/25 (Call 01/27/22)(d)	600	593,172
State Grid Overseas Investment 2013 Ltd., 3.13%, 05/22/23 (Call 11/22/21)(d)	800	827,560
State Grid Overseas Investment 2014 Ltd., 4.13%, 05/07/24 (Call 11/07/21)(d)	800	860,600
State Grid Overseas Investment 2016 Ltd. 2.88%, 05/18/26 (Call 11/18/21)(d)	400	420,660
3.75%, 05/02/23 (Call 05/02/22)(d)	700	729,554
Tabreed Sukuk Spc Ltd., 5.50%, 10/31/25 (Call 04/30/22)(d)	400	456,144
Talen Energy Supply LLC
6.50%, 06/01/25 (Call 12/01/21)(c)	253	154,611
10.50%, 01/15/26 (Call 01/15/22)(b)	290	191,989
Terraform Global Operating LLC, 6.13%, 03/01/26 (Call 11/29/21)(b)	200	204,972
Three Gorges Finance I Cayman Islands Ltd. 1.30%, 09/22/25 (Call 08/22/25)	600	589,656
2.30%, 10/16/24 (Call 09/16/24)(d)	600	616,530
3.15%, 06/02/26 (Call 12/02/21)(d)	400	421,796
TransAlta Corp., 4.50%, 11/15/22 (Call 08/15/22)	199	202,865
Transelec SA, 4.25%, 01/14/25 (Call 10/14/24)(d)	200	215,222
Tucson Electric Power Co., 3.05%, 03/15/25 (Call 12/15/24)	100	105,312
Union Electric Co., 3.50%, 04/15/24 (Call 01/15/24)	35	36,950
Vena Energy Capital Pte Ltd., 3.13%, 02/26/25 (Call 02/26/22)(d)	300	306,411
Virginia Electric & Power Co. 3.45%, 02/15/24 (Call 11/15/23)	43	45,233
Series A, 3.10%, 05/15/25 (Call 02/15/25)	122	129,000
Series A, 3.15%, 01/15/26 (Call 10/15/25)	220	234,700
Series C, 2.75%, 03/15/23 (Call 12/15/22)	257	263,474
Vistra Operations Co. LLC 3.55%, 07/15/24 (Call 06/15/24)(b)	1,570	1,636,254
5.50%, 09/01/26 (Call 03/01/22)(b)	50	51,473
WEC Energy Group Inc. 0.55%, 09/15/23	13	12,957
0.80%, 03/15/24 (Call 02/15/24)	617	615,155
3.55%, 06/15/25 (Call 03/15/25)	24	25,718

Security	Par (000)	Value

Electric (continued)
Wisconsin Electric Power Co., 2.05%, 12/15/24 (Call 11/15/24)	$314	$323,806
Xcel Energy Inc. 0.50%, 10/15/23 (Call 09/15/23)	297	295,928
1.75%, 03/15/27 (Call 02/15/27)	1,000	997,770
3.30%, 06/01/25 (Call 12/01/24)	386	410,040

		97,560,115

Electrical Components & Equipment — 0.0%
Emerson Electric Co. 2.63%, 02/15/23 (Call 11/15/22)	148	151,243
3.15%, 06/01/25 (Call 03/01/25)	10	10,642
EnerSys, 5.00%, 04/30/23 (Call 01/30/23)(b)	95	98,372
Johnson Electric Holding, 4.13%, 07/30/24 (Call 01/30/22)(d)	200	210,248
WESCO Distribution Inc., 7.13%, 06/15/25 (Call 06/15/22)(b)	765	813,845

		1,284,350

Electronics — 0.2%
AAC Technologies Holding SR, 2.63%, 06/02/26 (Call 05/02/26)(d)	200	196,140
AAC Technologies Holdings Inc., 3.00%, 11/27/24 (Call 11/27/22)(d)	400	406,152
Agilent Technologies Inc., 3.88%, 07/15/23 (Call 04/15/23)	321	335,824
Allegion U.S. Holding Co. Inc., 3.20%, 10/01/24 (Call 08/01/24)	250	262,488
Amphenol Corp. 2.05%, 03/01/25 (Call 02/01/25)	281	288,067
3.20%, 04/01/24 (Call 02/01/24)	74	77,684
Arrow Electronics Inc. 3.25%, 09/08/24 (Call 07/08/24)	445	467,619
4.00%, 04/01/25 (Call 01/01/25)	68	72,897
4.50%, 03/01/23 (Call 12/01/22)	115	119,398
Avnet Inc. 4.63%, 04/15/26 (Call 01/15/26)	140	154,557
4.88%, 12/01/22	643	670,463
Brightstar Escrow Corp., 9.75%, 10/15/25 (Call 10/15/22)(b)	225	241,281
Competition Team Technologies Ltd., 3.75%, 03/12/24 (Call 03/12/22)(d)	200	211,712
Flex Ltd. 3.75%, 02/01/26 (Call 01/01/26)	100	107,262
4.75%, 06/15/25 (Call 03/15/25)	40	43,956
5.00%, 02/15/23	335	352,380
Foxconn Far East Ltd., 1.63%, 10/28/25 (Call 04/28/22)(d)	600	599,202
Honeywell International Inc. 1.10%, 03/01/27 (Call 02/01/27)	500	491,210
1.35%, 06/01/25 (Call 05/01/25)	400	403,336
2.30%, 08/15/24 (Call 07/15/24)	910	945,590
3.35%, 12/01/23	33	34,799
Jabil Inc., 1.70%, 04/15/26 (Call 03/15/26)	585	581,472
Keysight Technologies Inc., 4.55%, 10/30/24 (Call 07/30/24)	111	121,483
Legrand France SA, 8.50%, 02/15/25	276	338,081
Sensata Technologies BV 4.88%, 10/15/23(b)	250	265,175
5.00%, 10/01/25(b)	360	394,290
5.63%, 11/01/24(b)	200	220,532

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics (continued)
SYNNEX Corp. 1.25%, 08/09/24 (Call 08/09/22)(b)	$587	$584,717
1.75%, 08/09/26 (Call 07/09/26)(b)	555	544,072
Trimble Inc. 4.15%, 06/15/23 (Call 05/15/23)	588	616,888
4.75%, 12/01/24 (Call 09/01/24)	345	378,079
Tyco Electronics Group SA, 3.45%, 08/01/24 (Call 05/01/24)	55	58,055
Vontier Corp., 1.80%, 04/01/26 (Call 03/01/26)(b)	550	542,844

		11,127,705

Energy - Alternate Sources — 0.1%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24 (Call 12/10/21)(d)	200	215,126
Contemporary Ruiding Development Ltd. 1.50%, 09/09/26 (Call 03/09/22)(d)	200	195,108
1.88%, 09/17/25 (Call 03/17/22)(d)	600	600,354
Greenko Dutch BV, 3.85%, 03/29/26 (Call 03/29/23)(d)	591	596,337
Greenko Solar Mauritius Ltd., 5.55%, 01/29/25 (Call 01/29/22)	200	205,236
MSU Energy SA/UGEN SA/UENSA SA, 6.88%, 02/01/25 (Call 02/01/22)(c)(d)	400	325,744
ReNew Power Synthetic, 6.67%, 03/12/24 (Call 11/29/21)(d)	400	418,100
SK Battery America Inc. 1.63%, 01/26/24 (Call 01/26/22)(d)	200	199,300
2.13%, 01/26/26 (Call 01/26/22)(d)	400	391,976
Sunnova Energy Corp., 5.88%, 09/01/26 (Call 09/01/23)(b)	205	209,249
TerraForm Power Operating LLC, 4.25%, 01/31/23 (Call 10/31/22)(b)	300	307,398

		3,663,928

Engineering & Construction — 0.2%
Artera Services LLC, 9.03%, 12/04/25 (Call 02/04/23)(b)	505	543,572
BCEG Hongkong Co. Ltd., 2.22%, 07/02/26 (Call 06/02/26)(d)	400	396,276
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 01/15/22)(b)	530	530,042
Brundage-Bone Concrete Pumping Holdings Inc., 6.00%, 02/01/26 (Call 02/01/23)(b)	190	198,863
CCCI Treasure Ltd., 3.43%, (Call 11/21/24)(a)(d)(e)	400	406,908
China Minmetals Corp., 3.75%, (Call 11/13/22)(a)(d)(e)	500	507,545
China Railway Resources Huitung Ltd., 3.85%, 02/05/23 (Call 02/05/22)(d)	200	206,168
China Railway Xunjie Co. Ltd., 3.25%, 07/28/26 (Call 01/28/22)(d)	400	420,244
China State Construction Finance Cayman I Ltd., 3.40%, (Call 06/08/26)(a)(d)(e)	400	403,728
China State Construction Finance Cayman II Ltd., 3.38%, 11/29/22 (Call 11/29/21)(d)	200	203,302
China State Construction Finance Cayman III Ltd., 4.00%, (Call 12/03/24)(a)(d)(e)	200	205,592
Chongqing International Logistics Hub Park Construction Co. Ltd., 4.30%, 09/26/24 (Call 03/26/22)(d)	200	185,990
CRCC Hean Ltd., 1.88%, 05/20/26 (Call 04/20/26)(d)	600	596,370
CRCC Yuxiang Ltd., 3.50%, 05/16/23 (Call 11/16/21)(d)	200	206,256
Dianjian Haiyu Ltd. 3.45%, (Call 09/29/25)(a)(d)(e)	600	608,664
4.30%, (Call 06/20/24)(a)(d)(e)	600	619,902
Fluor Corp., 3.50%, 12/15/24 (Call 09/15/24)(c)	331	345,882

Security	Par (000)	Value

Engineering & Construction (continued)
Fujian Zhanglong Group Co. Ltd., 3.45%, 12/19/23 (Call 01/19/22)(d)	$400	$405,896
Henan Water Conservancy Investment Group Co. Ltd., 2.80%, 09/18/25(d)	400	400,896
Hongkong International Qingdao Co. Ltd. 3.99%, 04/27/23 (Call 04/27/22)(d)	400	405,240
4.00%, 10/08/24 (Call 04/08/22)(d)	200	203,000
4.25%, 12/04/22 (Call 12/04/21)(d)	200	202,690
IHS Netherlands Holdco BV, 7.13%, 03/18/25 (Call 03/18/22)(d)	200	206,786
INNOVATE Corp., 8.50%, 02/01/26 (Call 02/01/23)(b)	165	164,891
Michael Baker International LLC, 8.75%, 03/01/23 (Call 12/01/21)	98	98,548
Powerchina Roadbridge Group British Virgin Islands Ltd., 3.08%, (Call 04/01/26)(a)(d)(e)	200	200,202
Shuifa International Holdings BVI Co. Ltd., 4.30%, 05/08/23 (Call 11/08/21)(d)	200	197,018
Sydney Airport Finance Co. Pty Ltd. 3.38%, 04/30/25 (Call 01/30/25)(b)	23	24,228
3.90%, 03/22/23(b)	345	358,683
Tutor Perini Corp., 6.88%, 05/01/25 (Call 11/15/21)(b)(c)	290	295,643
Wuhan Metro Group Co. Ltd., 2.96%, 09/24/24 (Call 03/24/22)(d)	400	411,768
Yongda Investment Ltd., 2.25%, 06/16/25 (Call 12/16/21)(d)	600	598,128
Yun-Top International Investment Co. BVI Ltd., 5.10%, 07/21/23 (Call 01/21/22)(d)	400	404,660
Zhengzhou Real Estate Group Co. Ltd., 3.95%, 10/09/22 (Call 04/09/22)(d)	400	406,624

		11,570,205

Entertainment — 0.2%
AMC Entertainment Holdings Inc. 10.50%, 04/15/25 (Call 04/15/22)(b)	170	182,418
10.50%, 04/24/26 (Call 06/15/22)(b)(c)	175	187,350
Banijay Entertainment SASU, 5.38%, 03/01/25 (Call 03/01/22)(b)	200	205,858
Caesars Entertainment Inc., 6.25%, 07/01/25 (Call 07/01/22)(b)	1,740	1,831,541
Caesars Resort Collection LLC/CRC Finco Inc., 5.75%, 07/01/25 (Call 07/01/22)(b)	505	530,528
CCM Merger Inc., 6.38%, 05/01/26 (Call 11/01/22)(b)	150	157,908
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/24 (Call 12/01/21)	235	237,061
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25 (Call 05/01/22)(b)	510	530,395
Cinemark USA Inc. 5.88%, 03/15/26 (Call 03/15/23)(b)	275	276,435
8.75%, 05/01/25 (Call 05/01/22)(b)	110	117,982
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/23 (Call 11/29/21)(b)	100	103,724
Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/24 (Call 11/20/21)(b)	140	144,148
Golden Entertainment Inc., 7.63%, 04/15/26 (Call 04/15/22)(b)	200	210,096
International Game Technology PLC 4.13%, 04/15/26 (Call 04/15/23)(b)	325	335,777
6.50%, 02/15/25 (Call 08/15/24)(b)	575	638,997
Jacobs Entertainment Inc., 7.88%, 02/01/24 (Call 11/29/21)(b)	194	199,820

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Entertainment (continued)
Live Nation Entertainment Inc. 4.88%, 11/01/24 (Call 05/01/22)(b)	$290	$293,407
5.63%, 03/15/26 (Call 11/29/21)(b)	150	155,625
Merlin Entertainments Ltd., 5.75%, 06/15/26 (Call 03/17/26)(b)	200	206,810
Mohegan Gaming & Entertainment 7.88%, 10/15/24 (Call 04/15/22)(b)(c)	225	233,539
8.00%, 02/01/26 (Call 02/01/23)(b)	620	640,975
Powdr Corp., 6.00%, 08/01/25 (Call 08/01/22)(b)	112	117,151
Scientific Games International Inc. 5.00%, 10/15/25 (Call 04/15/22)(b)	627	645,973
8.25%, 03/15/26 (Call 03/15/22)(b)	555	588,966
8.63%, 07/01/25 (Call 07/01/22)(b)	280	302,649
SeaWorld Parks & Entertainment Inc., 8.75%, 05/01/25 (Call 05/01/22)(b)	120	128,527
Six Flags Entertainment Corp., 4.88%, 07/31/24 (Call 01/31/22)(b)	518	524,289
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 07/01/22)(b)	342	363,724
Vail Resorts Inc., 6.25%, 05/15/25 (Call 05/15/22)(b)	290	305,614
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.75%, 04/15/25 (Call 04/15/22)(b)	310	326,619

		10,723,906

Environmental Control — 0.1%
Covanta Holding Corp., 5.88%, 07/01/25 (Call 01/01/22)	200	206,500
FS Luxembourg Sarl, 10.00%, 12/15/25 (Call 12/15/23)	600	661,344
GFL Environmental Inc. 3.75%, 08/01/25 (Call 08/01/22)(b)	380	390,716
4.25%, 06/01/25 (Call 06/01/22)(b)	255	262,948
Republic Services Inc. 0.88%, 11/15/25 (Call 10/15/25)	385	376,137
2.50%, 08/15/24 (Call 07/15/24)	1,091	1,133,767
3.20%, 03/15/25 (Call 12/15/24)	82	86,868
4.75%, 05/15/23 (Call 02/15/23)	98	103,184
Stericycle Inc., 5.38%, 07/15/24 (Call 01/15/22)(b)	250	257,158
Tervita Corp., 11.00%, 12/01/25 (Call 12/01/23)(b)	170	195,138
Waste Management Inc. 0.75%, 11/15/25 (Call 10/15/25)	455	444,712
2.40%, 05/15/23 (Call 03/15/23)	508	520,654
3.13%, 03/01/25 (Call 12/01/24)	510	539,784
Waste Pro USA Inc., 5.50%, 02/15/26 (Call 11/29/21)(b)	255	252,509

		5,431,419

Food — 0.5%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 3.25%, 03/15/26 (Call 09/15/22)(b)	395	401,687
3.50%, 02/15/23 (Call 12/15/22)(b)	350	356,269
5.75%, 03/15/25 (Call 03/15/22)	125	126,798
7.50%, 03/15/26 (Call 03/15/22)(b)	301	324,309
Almarai Sukuk Ltd., 4.31%, 03/05/24 (Call 03/05/22)(d)	200	214,578
Aragvi Finance International SR, 8.45%, 04/29/26 (Call 04/29/24)(d)	250	257,473
Arcor SAIC, 6.00%, 07/06/23 (Call 07/06/22)	410	399,828
B&G Foods Inc., 5.25%, 04/01/25 (Call 11/29/21)	400	409,372
Blossom Joy Ltd., 3.10%, (Call 07/21/25)(a)(d)(e)	600	608,826
Campbell Soup Co. 3.30%, 03/19/25 (Call 12/19/24)	247	261,832
3.65%, 03/15/23 (Call 02/15/23)	943	978,825
3.95%, 03/15/25 (Call 01/15/25)	407	440,309

Security	Par (000)	Value

Food (continued)
Cencosud SA, 5.15%, 02/12/25 (Call 11/12/24)(d)	$200	$218,264
China Mengniu Dairy Co. Ltd. 1.88%, 06/17/25 (Call 05/17/25)(d)	400	397,856
4.25%, 08/07/23 (Call 02/07/22)(d)	400	419,808
China Modern Dairy Holdi, 2.13%, 07/14/26 (Call 06/14/26)(d)	200	193,318
Chobani LLC/Chobani Finance Corp. Inc., 7.50%, 04/15/25 (Call 11/29/21)(b)	225	233,872
Conagra Brands Inc. 3.20%, 01/25/23 (Call 10/25/22)	70	71,737
4.30%, 05/01/24 (Call 04/01/24)	1,281	1,379,637
4.60%, 11/01/25 (Call 09/01/25)	520	579,046
Danone SA, 2.59%, 11/02/23 (Call 09/02/23)(b)	520	537,576
Del Monte Foods Inc., 11.88%, 05/15/25 (Call 05/15/22)(b)	255	286,301
FAGE International SA/FAGE USA Dairy Industry Inc., 5.63%, 08/15/26 (Call 02/15/22)(b)	200	205,012
Fresh Market Inc. (The), 9.75%, 05/01/23 (Call 11/29/21)(b)	250	257,233
General Mills Inc. 3.65%, 02/15/24 (Call 11/15/23)	218	230,389
3.70%, 10/17/23 (Call 09/17/23)	762	803,857
4.00%, 04/17/25 (Call 02/17/25)	470	510,951
Grupo Bimbo SAB de CV 3.88%, 06/27/24	200	212,488
5.95%, (Call 04/17/23)(a)(d)(e)	400	417,160
Hershey Co. (The) 0.90%, 06/01/25 (Call 05/01/25)	505	501,490
2.05%, 11/15/24 (Call 10/15/24)	465	480,647
3.38%, 05/15/23 (Call 04/15/23)	339	352,797
H-Food Holdings LLC/Hearthside Finance Co. Inc., 8.50%, 06/01/26 (Call 12/01/21)(b)	175	181,127
JBS USA Food Co., 7.00%, 01/15/26 (Call 01/15/22)(b)	425	443,135
JGSH Philippines Ltd., 4.38%, 01/23/23 (Call 01/23/22)(d)	400	413,692
JM Smucker Co. (The), 3.50%, 03/15/25	1,155	1,237,294
Kellogg Co. 2.65%, 12/01/23	611	634,456
3.25%, 04/01/26	200	214,500
Kraft Heinz Foods Co., 3.00%, 06/01/26 (Call 03/01/26)	975	1,017,052
Kroger Co. (The) 3.50%, 02/01/26 (Call 11/01/25)	335	363,482
3.85%, 08/01/23 (Call 05/01/23)	353	369,997
4.00%, 02/01/24 (Call 11/01/23)	335	355,666
Lamb Weston Holdings Inc., 4.63%, 11/01/24 (Call 05/01/22)(b)	420	430,210
Mars Inc. 0.88%, 07/16/26 (Call 06/16/26)(b)	100	97,585
2.70%, 04/01/25 (Call 03/01/25)(b)	264	276,445
McCormick & Co. Inc./MD 0.90%, 02/15/26 (Call 01/15/26)	315	306,237
3.15%, 08/15/24 (Call 06/15/24)	169	178,430
Mondelez International Holdings Netherlands BV 0.75%, 09/24/24(b)	865	856,609
1.25%, 09/24/26 (Call 08/24/26)(b)	1,000	980,590
2.25%, 09/19/24 (Call 08/19/24)(b)	275	283,913
Mondelez International Inc., 1.50%, 05/04/25 (Call 04/04/25)	641	646,384
Nathan’s Famous Inc., 6.63%, 11/01/25 (Call 05/01/22)(b)	50	50,909
NBM U.S. Holdings Inc., 7.00%, 05/14/26 (Call 05/14/22)(d)	400	423,924

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Nestle Holdings Inc. 0.38%, 01/15/24(b)	$150	$148,637
0.63%, 01/15/26 (Call 12/15/25)(b)	400	388,556
1.15%, 01/14/27 (Call 12/14/26)(b)	400	392,640
2.38%, 11/17/22 (Call 11/17/21)(d)	165	168,381
3.13%, 03/22/23 (Call 03/22/22)(d)	111	114,916
3.35%, 09/24/23 (Call 08/24/23)(b)	855	897,682
3.50%, 09/24/25 (Call 07/24/25)(b)	450	486,463
Performance Food Group Inc., 6.88%, 05/01/25 (Call 05/01/22)(b)	150	158,310
Sigma Alimentos SA de CV, 4.13%, 05/02/26 (Call 02/02/26)(d)	600	645,090
Sigma Holdco BV, 7.88%, 05/15/26 (Call 11/15/21)(b)	250	244,615
Sysco Corp. 3.30%, 07/15/26 (Call 04/15/26)	530	567,561
3.55%, 03/15/25 (Call 01/15/25)	358	383,593
5.65%, 04/01/25 (Call 03/01/25)	718	817,134
Tyson Foods Inc. 3.90%, 09/28/23 (Call 08/28/23)	358	378,503
3.95%, 08/15/24 (Call 05/15/24)	111	118,970
4.00%, 03/01/26 (Call 01/01/26)	752	825,628
U.S. Foods Inc., 6.25%, 04/15/25 (Call 04/15/22)(b)	585	613,998
Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25 (Call 04/30/22)(d)	400	419,352
Yili Holding Investment Co., 1.63%, 11/19/25 (Call 10/19/25)(d)	200	196,852

		30,798,063

Food Service — 0.0%
Aramark Services Inc. 5.00%, 04/01/25 (Call 11/29/21)(b)	265	271,209
6.38%, 05/01/25 (Call 05/01/22)(b)	760	799,984

		1,071,193

Forest Products & Paper — 0.1%
Clearwater Paper Corp., 5.38%, 02/01/25(b)	166	179,599
Georgia-Pacific LLC 0.63%, 05/15/24(b)	783	777,496
1.75%, 09/30/25 (Call 08/30/25)(b)	262	265,529
3.60%, 03/01/25 (Call 12/01/24)(b)	22	23,591
3.73%, 07/15/23 (Call 04/15/23)(b)	394	412,010
8.00%, 01/15/24	344	396,402
Inversiones CMPC SA, 4.75%, 09/15/24 (Call 06/15/24)(d)	600	643,650
Inversiones CMPC SA/Cayman Islands Branch, 4.38%, 05/15/23 (Call 02/15/23)(d)	200	207,042
Mercer International Inc., 5.50%, 01/15/26 (Call 11/29/21)	146	148,191
Resolute Forest Products Inc., 4.88%, 03/01/26 (Call 03/01/23)(b)	150	153,019
Schweitzer-Mauduit International Inc., 6.88%, 10/01/26 (Call 04/01/22)(b)	175	182,430
Suzano Austria GmbH, 5.75%, 07/14/26 (Call 01/14/22)(d)	400	456,184
West Fraser Timber Co. Ltd., 4.35%, 10/15/24 (Call 07/15/24)(b)	15	15,803

		3,860,946

Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.50%, 05/20/25 (Call 02/20/25)	340	369,070
5.63%, 05/20/24 (Call 03/20/24)	339	366,578
5.88%, 08/20/26 (Call 05/20/26)	400	446,692
APT Pipelines Ltd., 4.20%, 03/23/25 (Call 12/23/24)(b)	445	479,754
Atmos Energy Corp., 0.63%, 03/09/23 (Call 03/09/22)	300	299,952

Security	Par (000)	Value

Gas (continued)
Brooklyn Union Gas Co. (The), 3.41%, 03/10/26 (Call 12/10/25)(b)	$325	$344,188
CenterPoint Energy Resources Corp. 0.70%, 03/02/23 (Call 03/02/22)	185	184,647
3.55%, 04/01/23 (Call 03/01/23)	625	648,687
East Ohio Gas Co. (The), 1.30%, 06/15/25 (Call 05/15/25)(b)	1,078	1,072,739
Eastern Energy Gas Holdings LLC 3.55%, 11/01/23 (Call 08/01/23)	164	171,890
3.60%, 12/15/24 (Call 09/15/24)	244	260,804
Series A, 2.50%, 11/15/24 (Call 10/15/24)	875	911,225
ENN Clean Energy International Investment Ltd., 3.38%, 05/12/26 (Call 05/12/24)(b)	400	396,984
Gas Natural de Lima y Callao SA, 4.38%, 04/01/23 (Call 04/01/22)(d)	200	208,132
KeySpan Gas East Corp., 2.74%, 08/15/26 (Call 05/15/26)(b)	10	10,318
Korea Gas Corp. 1.13%, 07/13/26(d)	400	392,828
3.50%, 07/21/25(d)	200	215,454
3.50%, 07/02/26(d)	400	435,488
National Fuel Gas Co. 3.75%, 03/01/23 (Call 12/01/22)	63	64,915
5.20%, 07/15/25 (Call 04/15/25)	320	353,251
5.50%, 01/15/26 (Call 12/15/25)	65	74,180
NiSource Inc., 0.95%, 08/15/25 (Call 07/15/25)	1,537	1,507,075
ONE Gas Inc. 0.85%, 03/11/23 (Call 03/11/22)	10	10,000
1.10%, 03/11/24 (Call 03/11/22)	85	84,687
Perusahaan Gas Negara Tbk PT, 5.13%, 05/16/24 (Call 11/16/21)(d)	600	656,184
Rockpoint Gas Storage Canada Ltd., 7.00%, 03/31/23 (Call 11/29/21)(b)	180	180,668
Shaoxing City Investment Group, 2.50%, 08/19/26 (Call 05/19/26)(d)	400	397,216
Southern California Gas Co. 3.15%, 09/15/24 (Call 06/15/24)	250	264,245
Series TT, 2.60%, 06/15/26 (Call 03/15/26)	100	104,678
Southern Co. Gas Capital Corp. 2.45%, 10/01/23 (Call 08/01/23)	482	496,041
3.25%, 06/15/26 (Call 03/15/26)	50	53,296

		11,461,866

Hand & Machine Tools — 0.0%
Apex Tool Group LLC/BC Mountain Finance Inc., 9.00%, 02/15/23 (Call 02/15/22)(b)(c)	150	150,266
Stanley Black & Decker Inc., 4.00%, 03/15/60 (Call 03/15/25)(a)	505	535,482
Werner FinCo LP/Werner FinCo Inc., 8.75%, 07/15/25 (Call 01/15/22)(b)	123	128,296

		814,044

Health Care - Products — 0.2%
Abbott Laboratories 2.95%, 03/15/25 (Call 12/15/24)	1,348	1,427,235
3.40%, 11/30/23 (Call 09/30/23)	399	419,856
Boston Scientific Corp. 1.90%, 06/01/25 (Call 05/01/25)	317	322,757
3.45%, 03/01/24 (Call 02/01/24)	1,013	1,068,046
3.75%, 03/01/26 (Call 01/01/26)	60	65,197
3.85%, 05/15/25	183	198,178

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
Danaher Corp., 3.35%, 09/15/25 (Call 06/15/25)	$20	$21,514
DH Europe Finance II Sarl 2.05%, 11/15/22	623	632,881
2.20%, 11/15/24 (Call 10/15/24)	463	478,723
Fresenius U.S. Finance II Inc., 4.50%, 01/15/23 (Call 10/17/22)(b)	100	103,464
Medtronic Inc., 3.50%, 03/15/25	791	852,896
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 7.38%, 06/01/25 (Call 06/01/22)(b)	120	126,007
Stryker Corp. 1.15%, 06/15/25 (Call 05/15/25)	664	662,187
3.38%, 05/15/24 (Call 02/15/24)	316	333,620
3.38%, 11/01/25 (Call 08/01/25)(c)	796	855,963
3.50%, 03/15/26 (Call 12/15/25)	85	91,809
Thermo Fisher Scientific Inc. 3.65%, 12/15/25 (Call 12/15/21)	100	108,503
4.13%, 03/25/25 (Call 02/25/25)	650	709,449
Zimmer Biomet Holdings Inc. 3.05%, 01/15/26 (Call 12/15/25)	500	528,280
3.55%, 04/01/25 (Call 01/01/25)	450	479,462
3.70%, 03/19/23 (Call 02/19/23)	418	433,884

		9,919,911

Health Care - Services — 0.7%
Aetna Inc. 2.75%, 11/15/22 (Call 08/15/22)	822	836,270
2.80%, 06/15/23 (Call 04/15/23)	944	972,952
3.50%, 11/15/24 (Call 08/15/24)	441	470,490
Air Methods Corp., 8.00%, 05/15/25 (Call 11/15/21)(b)	175	134,292
Akumin Inc., 7.00%, 11/01/25 (Call 05/01/22)(b)	285	272,337
Anthem Inc. 0.45%, 03/15/23	167	166,704
1.50%, 03/15/26 (Call 02/15/26)	2,245	2,243,631
2.38%, 01/15/25 (Call 12/15/24)	956	989,202
2.95%, 12/01/22 (Call 11/01/22)	485	496,553
3.30%, 01/15/23	629	649,707
3.35%, 12/01/24 (Call 10/01/24)	378	402,933
3.50%, 08/15/24 (Call 05/15/24)	862	916,366
CHS/Community Health Systems Inc. 6.63%, 02/15/25 (Call 02/15/22)(b)	701	731,732
8.00%, 03/15/26 (Call 03/15/22)(b)	1,085	1,146,216
CommonSpirit Health 1.55%, 10/01/25 (Call 07/01/25)	237	236,317
2.76%, 10/01/24 (Call 07/01/24)	663	691,675
2.95%, 11/01/22	105	107,273
Encompass Health Corp. 5.13%, 03/15/23 (Call 03/15/22)	17	17,021
5.75%, 09/15/25 (Call 03/15/22)	193	197,715
Fresenius Medical Care U.S. Finance II Inc., 4.75%, 10/15/24 (Call 07/17/24)(b)	30	32,675
Global Medical Response Inc., 6.50%, 10/01/25 (Call 04/01/22)(b)	310	307,694
HCA Inc. 4.75%, 05/01/23	1,267	1,339,206
5.00%, 03/15/24	1,084	1,179,435
5.25%, 04/15/25	1,356	1,520,008
5.25%, 06/15/26 (Call 12/15/25)	50	56,725
5.38%, 02/01/25	1,465	1,629,681
5.38%, 09/01/26 (Call 03/01/26)	480	546,514
5.88%, 05/01/23	650	695,526
5.88%, 02/15/26 (Call 08/15/25)	850	968,116

Security	Par (000)	Value

Health Care - Services (continued)
8.36%, 04/15/24(c)	$175	$202,729
Health Care Service Corp. A Mutual Legal Reserve Co., 1.50%, 06/01/25 (Call 05/01/25)(b)	212	214,436
Highmark Inc., 1.45%, 05/10/26 (Call 04/10/26)(b)	1,331	1,309,890
Humana Inc. 1.35%, 02/03/27 (Call 01/03/27)	695	676,735
2.90%, 12/15/22 (Call 11/15/22)	314	321,407
3.15%, 12/01/22 (Call 09/01/22)	658	672,134
3.85%, 10/01/24 (Call 07/01/24)	153	164,236
4.50%, 04/01/25 (Call 03/01/25)	1,142	1,256,269
IQVIA Inc., 5.00%, 10/15/26 (Call 04/15/22)(b)	200	205,792
Laboratory Corp. of America Holdings 1.55%, 06/01/26 (Call 05/01/26)	120	119,083
2.30%, 12/01/24 (Call 11/01/24)	505	521,266
3.25%, 09/01/24 (Call 07/01/24)	676	713,890
3.60%, 02/01/25 (Call 11/01/24)	851	906,247
4.00%, 11/01/23 (Call 08/01/23)	14	14,775
Legacy LifePoint Health LLC, 6.75%, 04/15/25 (Call 04/15/22)(b)	315	330,753
Magellan Health Inc., 4.90%, 09/22/24 (Call 07/22/24)	200	219,036
ModivCare Inc., 5.88%, 11/15/25 (Call 11/15/21)(b)	260	273,195
Molina Healthcare Inc., 5.38%, 11/15/22 (Call 08/15/22)	350	360,469
PeaceHealth Obligated Group, Series 2020, 1.38%, 11/15/25 (Call 08/15/25)	325	325,540
Prime Healthcare Services Inc., 7.25%, 11/01/25 (Call 05/01/22)(b)	510	544,144
Quest Diagnostics Inc. 3.45%, 06/01/26 (Call 03/01/26)	100	107,813
3.50%, 03/30/25 (Call 12/30/24)	355	378,597
4.25%, 04/01/24 (Call 01/01/24)	55	58,748
Quorum Health Corp., 11.63%, 04/15/23(i)(j)(k)	100	—
Roche Holdings Inc. 0.99%, 03/05/26 (Call 02/05/26)(b)	200	196,724
2.63%, 05/15/26 (Call 02/15/26)(b)	200	210,080
RP Escrow Issuer LLC, 5.25%, 12/15/25 (Call 12/15/22)(b)	425	425,281
Select Medical Corp., 6.25%, 08/15/26 (Call 08/15/22)(b)	625	654,131
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23 (Call 03/01/23)	141	146,658
Surgery Center Holdings Inc., 6.75%, 07/01/25 (Call 01/01/22)(b)	150	153,101
Sutter Health, Series 20A, 1.32%, 08/15/25 (Call 05/15/25)	217	216,071
Tenet Healthcare Corp. 4.63%, 07/15/24 (Call 01/15/22)	325	329,290
4.63%, 09/01/24 (Call 03/01/22)(b)	327	334,557
4.88%, 01/01/26 (Call 03/01/22)(b)	1,075	1,105,358
6.75%, 06/15/23	950	1,020,822
7.50%, 04/01/25 (Call 04/01/22)(b)	390	413,825
U.S. Acute Care Solutions LLC, 6.38%, 03/01/26 (Call 03/01/23)(b)	245	254,141
UnitedHealth Group Inc. 0.55%, 05/15/24 (Call 05/15/22)	153	151,845
1.15%, 05/15/26 (Call 04/15/26)	1,325	1,312,439
1.25%, 01/15/26	120	119,742
2.38%, 08/15/24	665	691,128
2.75%, 02/15/23 (Call 11/15/22)	778	796,166
2.88%, 03/15/23	825	851,293
3.50%, 06/15/23	753	788,767
3.50%, 02/15/24	652	691,316
3.75%, 07/15/25	969	1,056,917

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Universal Health Services Inc., 1.65%, 09/01/26 (Call 08/01/26)(b)	$1,000	$983,710

		42,755,512

Holding Companies - Diversified — 0.5%
Alfa SAB de CV, 5.25%, 03/25/24 (Call 12/25/23)(d)	200	213,662
Amipeace Ltd., 2.50%, 12/05/24 (Call 12/05/21)(d)	400	415,400
Ares Capital Corp.
2.15%, 07/15/26 (Call 06/15/26)	245	242,643
3.25%, 07/15/25 (Call 06/15/25)	526	546,961
3.50%, 02/10/23 (Call 01/10/23)	404	416,471
3.88%, 01/15/26 (Call 12/15/25)	555	588,794
4.20%, 06/10/24 (Call 05/10/24)	572	608,568
4.25%, 03/01/25 (Call 01/01/25)	684	728,816
Bain Capital Specialty Finance Inc.
2.55%, 10/13/26 (Call 09/13/26)	600	586,602
2.95%, 03/10/26 (Call 02/10/26)	225	227,088
Beijing State-Owned Assets Management Hong Kong Co. Ltd., 4.13%, 05/26/25 (Call 11/26/21)(d)	600	631,902
Blackstone Secured Lending Fund
2.13%, 02/15/27 (Call 01/15/27)(b)	500	489,630
2.75%, 09/16/26 (Call 03/16/22)	400	403,672
3.63%, 01/15/26 (Call 12/15/25)	480	502,474
3.65%, 07/14/23	240	249,420
Bright Galaxy International Ltd. Co., 3.25%, 07/15/26 (Call 01/15/22)(d)	200	194,926
China Taiping New Horizon Ltd., 6.00%, 10/18/23 (Call 04/18/22)(d)	200	215,584
CITIC Ltd.
2.45%, 02/25/25 (Call 02/25/22)(d)	400	405,660
3.70%, 06/14/26 (Call 12/14/21)(d)	200	212,446
6.80%, 01/17/23 (Call 01/17/22)(d)	700	746,137
CK Hutchison International 17 II Ltd., 2.75%, 03/29/23(b)	200	205,488
CK Hutchison International 19 Ltd., 3.25%, 04/11/24 (Call 03/11/24)(b)	770	810,078
CK Hutchison International 21 Ltd., 1.50%, 04/15/26 (Call 03/15/26)(b)	210	208,030
FS Energy & Power Fund, 7.50%, 08/15/23 (Call 05/15/23)(b)	260	270,946
FS KKR Capital Corp.
1.65%, 10/12/24	800	790,424
3.40%, 01/15/26 (Call 12/15/25)	630	647,634
4.13%, 02/01/25 (Call 01/01/25)	65	68,667
4.63%, 07/15/24 (Call 06/15/24)	516	551,067
Goldman Sachs BDC Inc.
2.88%, 01/15/26 (Call 12/15/25)	385	393,470
3.75%, 02/10/25 (Call 01/10/25)	181	190,593
Golub Capital BDC Inc.
2.05%, 02/15/27 (Call 01/15/27)	1,000	972,130
2.50%, 08/24/26 (Call 07/24/26)	455	451,929
3.38%, 04/15/24 (Call 03/15/24)	45	46,585
Grupo de Inversiones Suramericana SA, 5.50%, 04/29/26 (Call 01/29/26)	400	432,736
Guohui International Bvi Co. Ltd., 3.15%, 08/27/25 (Call 02/27/22)(d)	600	591,432
Huarong Finance 2017 Co. Ltd.
1.28%, 11/07/22 (Call 11/08/21)(a)(d)	400	381,596
1.46%, 07/03/23 (Call 01/03/22), (3 mo. LIBOR US + 1.325%)(a)(d)	200	186,882
4.00%, (Call 11/07/22)(a)(d)(e)	400	381,652

Security	Par (000)	Value

Holding Companies - Diversified (continued)
Huarong Finance 2019 Co. Ltd.
2.50%, 02/24/23 (Call 01/24/23)(d)	$500	$482,460
3.25%, 11/13/24 (Call 10/13/24)(d)	400	380,220
3.75%, 05/29/24 (Call 11/29/21)(d)	600	584,214
Huarong Finance II Co. Ltd.
4.63%, 06/03/26 (Call 12/03/21)(d)	200	195,942
5.00%, 11/19/25 (Call 11/19/21)(d)	200	198,862
5.50%, 01/16/25 (Call 01/16/22)(d)	800	803,872
Huatong International Investment Holdings Co. Ltd., 2.98%, 03/04/24 (Call 03/04/22)(d)	400	391,152
Hutchison Whampoa International 12 II Ltd., 3.25%, 11/08/22(b)	200	205,166
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24 (Call 06/15/24)	570	590,822
6.25%, 05/15/26 (Call 05/15/22)	675	706,921
6.38%, 12/15/25 (Call 11/29/21)	385	392,969
6.75%, 02/01/24 (Call 11/29/21)	275	278,517
ICD Funding Ltd., 3.22%, 04/28/26 (Call 03/28/26)(d)	200	201,906
KOC Holding AS
5.25%, 03/15/23 (Call 12/15/22)(d)	400	408,784
6.50%, 03/11/25 (Call 12/11/24)(d)	400	421,168
Main Street Capital Corp.
3.00%, 07/14/26 (Call 06/14/26)	1,205	1,217,062
5.20%, 05/01/24	225	242,867
MDGH GMTN RSC Ltd.
2.50%, 11/07/24 (Call 10/07/24)(d)	1,000	1,040,920
2.75%, 05/11/23 (Call 11/11/21)(d)	400	413,352
3.00%, 04/19/24 (Call 04/19/22)(d)	400	420,776
Mumtalakat Sukuk Holding Co., 5.63%, 02/27/24 (Call 02/27/22)(d)	400	423,024
Oaktree Specialty Lending Corp., 3.50%, 02/25/25 (Call 01/25/25)	305	317,142
Owl Rock Capital Corp.
2.63%, 01/15/27 (Call 12/15/26)	50	49,396
3.40%, 07/15/26 (Call 06/15/26)	220	226,138
3.75%, 07/22/25 (Call 06/22/25)	675	704,680
4.00%, 03/30/25 (Call 02/28/25)	310	325,119
4.25%, 01/15/26 (Call 12/15/25)	120	127,405
5.25%, 04/15/24 (Call 03/15/24)	117	126,579
Owl Rock Technology Finance Corp.
2.50%, 01/15/27 (Call 12/15/26)	500	495,350
3.75%, 06/17/26 (Call 05/17/26)(b)	30	31,345
4.75%, 12/15/25 (Call 11/15/25)(b)	166	179,390
Prospect Capital Corp., 3.71%, 01/22/26 (Call 12/22/25)	115	116,895
SFG International Holdings Co. Ltd., 2.40%, 06/03/26 (Call 12/03/21)(d)	400	396,172
Sixth Street Specialty Lending Inc., 3.88%, 11/01/24 (Call 10/01/24)	300	315,642
Stena AB, 7.00%, 02/01/24(b)(c)	200	206,998
Stena International SA
5.75%, 03/01/24(b)	200	206,792
6.13%, 02/01/25 (Call 02/01/22)(b)	200	205,948
Swire Pacific MTN Financing Ltd., 4.50%, 10/09/23 (Call 04/09/22)(d)	400	425,588
Temasek Financial I Ltd., 2.38%, 01/23/23(b)	500	510,950
Xi Yang Overseas Ltd., 4.30%, 06/05/24 (Call 12/05/21)(d)	400	421,000
Zhongyuan Sincere Investment Co. Ltd., 4.25%, 06/28/24 (Call 12/28/21)(d)	600	625,986

		32,223,686

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders — 0.1%
Adams Homes Inc., 7.50%, 02/15/25 (Call 02/15/22)(b)(c)	$105	$109,799
Beazer Homes USA Inc., 6.75%, 03/15/25 (Call 11/15/21) .	150	154,875
DR Horton Inc.
1.30%, 10/15/26 (Call 09/15/26)	1,390	1,360,212
2.50%, 10/15/24 (Call 09/15/24)	817	850,432
4.75%, 02/15/23 (Call 11/15/22)	81	84,298
5.75%, 08/15/23 (Call 05/15/23)	410	441,111
Empire Communities Corp., 7.00%, 12/15/25 (Call 12/15/22)(b)	235	244,527
Forestar Group Inc., 3.85%, 05/15/26 (Call 05/15/23)(b)	200	200,068
K Hovnanian Enterprises Inc.
7.75%, 02/15/26 (Call 02/15/22)(b)	175	183,213
10.50%, 02/15/26 (Call 02/15/22)(b)	140	149,219
KB Home, 7.63%, 05/15/23 (Call 11/15/22)	180	191,682
Lennar Corp.
4.50%, 04/30/24 (Call 04/30/22)	328	352,183
4.75%, 11/15/22 (Call 08/15/22)	250	258,160
4.75%, 05/30/25 (Call 02/28/25)	319	351,851
4.88%, 12/15/23 (Call 09/15/23)	237	254,133
5.25%, 06/01/26 (Call 12/01/25)	65	73,918
5.88%, 11/15/24 (Call 05/15/24)	340	378,967
Meritage Homes Corp., 6.00%, 06/01/25 (Call 03/01/25)	200	224,042
New Home Co. Inc. (The), 7.25%, 10/15/25 (Call 10/15/22)(b)	130	134,296
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 06/15/22)(b)	264	278,034
STL Holding Co. LLC, 7.50%, 02/15/26 (Call 02/15/23)(b)	115	121,054
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.
5.63%, 03/01/24 (Call 12/01/23)(b)	176	188,267
5.88%, 04/15/23 (Call 01/15/23)(b)	175	183,085
Toll Brothers Finance Corp.
4.38%, 04/15/23 (Call 01/15/23)	208	215,336
4.88%, 11/15/25 (Call 08/15/25)	176	194,737
5.88%, 02/15/22 (Call 11/15/21)	150	150,252
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	225	248,454

		7,576,205

Home Furnishings — 0.0%
Arcelik AS, 5.00%, 04/03/23 (Call 04/03/22)(d)	200	205,338
Leggett & Platt Inc., 3.80%, 11/15/24 (Call 08/15/24)	19	20,158
Panasonic Corp., 2.68%, 07/19/24 (Call 06/19/24)(b)	265	275,401
TCL Technology Investment, 1.88%, 07/14/25 (Call 01/14/22)(d)	212	207,154
Well Hope Development Ltd., 3.88%, (Call 10/19/22)(a)(d)(e)	400	406,488
Whirlpool Corp., 4.00%, 03/01/24	147	157,072

		1,271,611

Household Products & Wares — 0.0%
Clorox Co. (The), 3.50%, 12/15/24 (Call 09/15/24)	226	242,012
Kimberly-Clark Corp.
2.40%, 06/01/23	45	46,329
3.05%, 08/15/25	12	12,811
Reckitt Benckiser Treasury Services PLC, 2.75%, 06/26/24 (Call 04/26/24)(b)	632	658,146
Spectrum Brands Inc., 5.75%, 07/15/25 (Call 01/15/22)	252	258,411

		1,217,709

Security	Par (000)	Value

Housewares — 0.1%
American Greetings Corp., 8.75%, 04/15/25 (Call 11/29/21)(b)	$100	$104,103
CD&R Smokey Buyer Inc., 6.75%, 07/15/25 (Call 07/15/22)(b)	310	328,340
Newell Brands Inc.
4.00%, 12/01/24 (Call 09/01/24)	100	105,643
4.35%, 04/01/23 (Call 02/01/23)	625	651,300
4.70%, 04/01/26 (Call 01/01/26)	1,010	1,106,364
4.88%, 06/01/25 (Call 05/01/25)	260	284,671
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 03/14/26 (Call 12/14/25)(d)	400	432,380

		3,012,801

Insurance — 1.2%
Acrisure LLC/Acrisure Finance Inc.
7.00%, 11/15/25 (Call 11/29/21)(b)	490	495,606
10.13%, 08/01/26 (Call 08/01/22)(b)	200	222,546
Aflac Inc.
1.13%, 03/15/26 (Call 02/15/26)	80	79,219
3.25%, 03/17/25	92	98,305
3.63%, 11/15/24	399	429,312
AIA Group Ltd.
2.70%, (Call 04/07/26)(a)(d)(e)	600	600,174
3.13%, 03/13/23 (Call 03/13/22)(d)	400	411,736
3.20%, 03/11/25 (Call 12/11/24)(b)	200	209,608
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25 (Call 07/29/25)	100	108,024
Allstate Corp. (The)
0.75%, 12/15/25 (Call 11/15/25)	310	303,940
3.15%, 06/15/23	595	620,299
Series B, 5.75%, 08/15/53 (Call 08/15/23)(a)	500	530,945
American International Group Inc.
2.50%, 06/30/25 (Call 05/30/25)	1,130	1,174,025
3.75%, 07/10/25 (Call 04/10/25)	204	219,953
3.90%, 04/01/26 (Call 01/01/26)	1,005	1,103,219
4.13%, 02/15/24	1,078	1,154,150
Aon Corp., 2.20%, 11/15/22	635	645,560
Aon PLC
3.50%, 06/14/24 (Call 12/14/21)	467	494,950
3.88%, 12/15/25 (Call 09/15/25)	495	540,490
4.00%, 11/27/23 (Call 08/27/23)	387	409,295
Argentum Netherlands BV for Swiss Re Ltd., 5.75%, 08/15/50 (Call 08/15/25)(a)(d)	200	224,832
Aspen Insurance Holdings Ltd., 4.65%, 11/15/23	335	358,584
Assurant Inc., 4.20%, 09/27/23 (Call 08/27/23)	384	406,610
Assured Guaranty U.S. Holdings Inc., 5.00%, 07/01/24	415	456,380
AssuredPartners Inc., 7.00%, 08/15/25 (Call 02/15/22)(b)	250	253,395
Athene Global Funding
0.91%, 08/19/24(b)	2,000	1,984,140
1.00%, 04/16/24(b)	1,012	1,009,470
1.20%, 10/13/23(b)	50	50,375
1.45%, 01/08/26(b)	120	118,849
1.61%, 06/29/26(b)	1,000	988,060
1.73%, 10/02/26(b)	1,000	989,370
2.50%, 01/14/25(b)	560	577,483
2.75%, 06/25/24(b)	451	469,915
2.80%, 05/26/23(b)	502	518,335
Berkshire Hathaway Inc.
2.75%, 03/15/23 (Call 01/15/23)	1,735	1,782,556
3.00%, 02/11/23	371	382,850
3.13%, 03/15/26 (Call 12/15/25)	1,062	1,143,020

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Brighthouse Financial Global Funding
0.60%, 06/28/23(b)	$107	$106,802
1.55%, 05/24/26(b)	50	49,688
Brown & Brown Inc., 4.20%, 09/15/24 (Call 06/15/24)	261	281,799
Chubb INA Holdings Inc.
2.70%, 03/13/23	111	114,338
3.15%, 03/15/25	20	21,330
3.35%, 05/03/26 (Call 02/03/26)	210	227,054
Cloverie PLC for Swiss Reinsurance Co. Ltd., 4.50%, 09/11/44 (Call 09/11/24)(a)(d)	250	268,333
Cloverie PLC for Zurich Insurance Co. Ltd., 5.63%, 06/24/46 (Call 06/24/26)(a)(d)	200	229,092
CNA Financial Corp., 3.95%, 05/15/24 (Call 02/15/24)	452	481,796
CNO Financial Group Inc., 5.25%, 05/30/25 (Call 02/28/25)	527	589,887
CNO Global Funding, 1.75%, 10/07/26(b)	1,000	992,390
Dai-Ichi Life Insurance Co. Ltd. (The), 4.00%, (Call 07/24/26)(a)(b)(e)	200	215,028
Equitable Financial Life Global Funding
0.50%, 04/06/23(b)	1,000	999,600
0.50%, 11/17/23(b)	42	41,837
0.80%, 08/12/24(b)	980	973,062
1.30%, 07/12/26(b)	1,000	982,220
1.40%, 07/07/25(b)	965	961,314
Equitable Holdings Inc., 3.90%, 04/20/23 (Call 03/20/23)	365	381,239
F&G Global Funding
0.90%, 09/20/24(b)	1,010	1,000,940
1.75%, 06/30/26(b)	500	498,595
Fidelity & Guaranty Life Holdings Inc., 5.50%, 05/01/25 (Call 02/01/25)(b)	230	258,920
First American Financial Corp., 4.60%, 11/15/24	25	27,381
Five Corners Funding Trust, 4.42%, 11/15/23(b)	560	600,897
FWD Ltd., 5.00%, 09/24/24 (Call 03/24/22)(d)	200	211,538
GA Global Funding Trust
1.00%, 04/08/24(b)	1,010	1,007,748
1.63%, 01/15/26(b)	500	500,640
Genworth Holdings Inc.
4.80%, 02/15/24	197	201,399
4.90%, 08/15/23	197	201,943
Global Atlantic Fin Co., 4.70%, 10/15/51 (Call 07/15/26)(a)(b)	500	514,505
Great-West Lifeco U.S. Finance 2020 LP, 0.90%, 08/12/25 (Call 07/12/25)(b)	196	191,523
Guardian Life Global Funding
0.88%, 12/10/25(b)	300	294,078
1.10%, 06/23/25(b)	337	335,264
2.90%, 05/06/24(b)	380	399,353
3.40%, 04/25/23(b)	165	171,966
Guoren Property and Casualty Insurance, 3.35%, 06/01/26 (Call 12/01/21)(d)	200	202,096
Hanwha Life Insurance Co. Ltd., 4.70%, (Call 04/23/23)(a)(d)(e)	380	392,958
Heungkuk Life Insurance Co. Ltd., 4.48%, (Call 11/09/22)(a)(d)(e)	300	302,250
HUB International Ltd., 7.00%, 05/01/26 (Call 11/09/21)(b) .	850	878,475
Jackson National Life Global Funding
2.65%, 06/21/24(b)	362	376,281
3.25%, 01/30/24(b)	182	191,237
3.88%, 06/11/25(b)	550	595,672
Liberty Mutual Group Inc., 4.25%, 06/15/23(b)	701	738,805

Security	Par (000)	Value

Insurance (continued)
Lincoln National Corp.
3.35%, 03/09/25	$56	$59,730
4.00%, 09/01/23	765	809,921
Loews Corp.
2.63%, 05/15/23 (Call 02/15/23)	355	364,408
3.75%, 04/01/26 (Call 01/01/26)	204	222,909
Manulife Financial Corp., 4.15%, 03/04/26	707	783,087
Marsh & McLennan Companies Inc.
3.30%, 03/14/23 (Call 01/14/23)	62	64,028
3.50%, 06/03/24 (Call 03/03/24)	524	556,189
3.50%, 03/10/25 (Call 12/10/24)	428	457,690
3.88%, 03/15/24 (Call 02/15/24)	1,477	1,576,269
MassMutual Global Funding II
0.60%, 04/12/24(b)	534	530,513
0.85%, 06/09/23(b)	15	15,072
1.20%, 07/16/26(b)	60	58,889
2.75%, 06/22/24(b)	350	366,299
2.95%, 01/11/25(b)	500	527,355
Met Tower Global Funding, 1.25%, 09/14/26(b)	1,000	985,270
MetLife Inc.
3.00%, 03/01/25	410	433,583
3.60%, 04/10/24	373	397,674
Series D, 4.37%, 09/15/23	380	405,414
Metropolitan Life Global Funding I
0.70%, 09/27/24(b)	660	655,512
0.90%, 06/08/23(b)	510	512,983
0.95%, 07/02/25(b)	500	493,830
1.95%, 01/13/23(b)	425	432,318
3.60%, 01/11/24(b)	610	646,417
MGIC Investment Corp., 5.75%, 08/15/23	170	182,223
Mutual of Omaha Insurance Co., 4.30%, 07/15/54 (Call 07/15/24)(a)(b)	150	155,432
New York Life Global Funding
0.40%, 10/21/23(b)	100	99,656
0.60%, 08/27/24(b)	500	492,760
0.95%, 06/24/25(b)	123	121,627
1.10%, 05/05/23(b)	224	226,085
1.15%, 06/09/26(b)	600	592,830
2.00%, 01/22/25(b)	665	681,765
2.88%, 04/10/24(b)	679	712,061
2.90%, 01/17/24(b)	424	443,033
Nippon Life Insurance Co., 5.10%, 10/16/44 (Call 10/16/24)(a)(b)	1,420	1,549,277
NMI Holdings Inc., 7.38%, 06/01/25 (Call 03/30/25)(b)	210	241,416
Old Republic International Corp., 3.88%, 08/26/26 (Call 07/26/26)	25	27,368
Pacific Life Global Funding II, 1.38%, 04/14/26(b)	735	734,316
Pricoa Global Funding I
0.80%, 09/01/25(b)	700	686,770
1.20%, 09/01/26(b)	1,000	984,640
2.40%, 09/23/24(b)	710	739,763
3.45%, 09/01/23(b)	400	420,676
Principal Financial Group Inc.
3.13%, 05/15/23	62	64,301
3.40%, 05/15/25 (Call 02/15/25)	10	10,656
Principal Life Global Funding II
0.75%, 04/12/24(b)	602	598,900
0.75%, 08/23/24(b)	95	94,179
0.88%, 01/12/26(b)	165	160,202
1.25%, 05/11/23(b)	5	5,049

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
1.25%, 06/23/25(b)	$575	$570,940
1.25%, 08/16/26(b)	325	318,978
2.25%, 11/21/24(b)	710	732,734
3.00%, 04/18/26(b)	290	307,467
Protective Life Global Funding
0.50%, 04/12/23(b)	310	309,743
0.63%, 10/13/23(b)	150	149,750
0.78%, 07/05/24(b)	1,980	1,966,160
1.17%, 07/15/25(b)	500	495,570
1.30%, 09/20/26(b)	1,000	980,290
1.62%, 04/15/26(b)	1,015	1,014,959
3.10%, 04/15/24(b)	230	241,668
Prudential Financial Inc.
5.20%, 03/15/44 (Call 03/15/24), (3 mo. LIBOR US + 3.040%)(a)	220	234,491
5.38%, 05/15/45 (Call 05/15/25), (3 mo. LIBOR US + 3.031%)(a)	300	326,586
5.63%, 06/15/43 (Call 06/15/23)(a)	563	592,383
QBE Insurance Group Ltd., 5.88%, (Call 05/12/25)(a)(b)(e)	200	218,410
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)	215	228,001
6.63%, 03/15/25 (Call 09/15/24)	300	335,037
Reinsurance Group of America Inc., 4.70%, 09/15/23	15	16,035
Reliance Standard Life Global Funding II
1.51%, 09/28/26(b)	1,000	984,720
2.15%, 01/21/23(b)	60	61,099
2.50%, 10/30/24(b)	130	134,540
3.85%, 09/19/23(b)	853	900,922
Swiss Re Finance Luxembourg SA, 4.25%, (Call 09/04/24)(a)(d)(e)	600	628,614
Teachers Insurance & Annuity Association of America, 4.38%, 09/15/54 (Call 09/15/24)(a)(b)	560	583,722
Tongyang Life Insurance Co. Ltd., 5.25%, (Call 09/22/25)(a)(d)(e)	200	209,662
Unum Group, 4.00%, 03/15/24	515	547,960
USI Inc./NY, 6.88%, 05/01/25 (Call 11/29/21)(b)	312	316,380
Vigorous Champion International Ltd.
2.75%, 06/02/25 (Call 12/02/21)(d)	600	599,604
4.38%, 09/10/23 (Call 03/10/22)(d)	200	208,416
Voya Financial Inc.
3.13%, 07/15/24 (Call 01/15/22)	84	88,626
5.65%, 05/15/53 (Call 05/15/23)(a)	544	571,238
Willis North America Inc., 3.60%, 05/15/24 (Call 03/15/24)	665	703,809
XLIT Ltd., 4.45%, 03/31/25	123	134,911
ZhongAn Online P&C Insurance Co. Ltd.
3.13%, 07/16/25 (Call 04/16/25)(d)	200	195,600
3.50%, 03/08/26 (Call 12/08/25)(d)	400	392,320

		77,258,543

Internet — 0.5%
Alibaba Group Holding Ltd.
2.80%, 06/06/23 (Call 05/06/23)	250	257,013
3.60%, 11/28/24 (Call 08/28/24)	730	776,413
Alphabet Inc.
0.45%, 08/15/25 (Call 07/15/25)	1,176	1,150,645
3.38%, 02/25/24	343	363,611
Amazon.com Inc.
0.25%, 05/12/23	859	856,449
0.40%, 06/03/23	235	234,873
0.45%, 05/12/24	1,958	1,943,491
0.80%, 06/03/25 (Call 05/03/25)	252	249,566

Security	Par (000)	Value

Internet (continued)
1.00%, 05/12/26 (Call 04/12/26)	$2,050	$2,031,283
2.40%, 02/22/23 (Call 01/22/23)	589	602,936
2.50%, 11/29/22 (Call 08/29/22)	694	705,902
2.80%, 08/22/24 (Call 06/22/24)	1,326	1,392,936
3.80%, 12/05/24 (Call 09/05/24)	410	443,714
5.20%, 12/03/25 (Call 09/03/25)	180	206,399
Baidu Inc.
3.08%, 04/07/25 (Call 03/07/25)	285	296,534
3.50%, 11/28/22	205	210,430
3.88%, 09/29/23 (Call 08/29/23)	625	656,113
4.13%, 06/30/25	800	863,936
Booking Holdings Inc.
2.75%, 03/15/23 (Call 02/15/23)	457	469,727
3.65%, 03/15/25 (Call 12/15/24)	400	430,560
Cogent Communications Group Inc.
3.50%, 05/01/26 (Call 02/01/26)(b)	250	253,105
5.38%, 03/01/22 (Call 12/01/21)(b)(c)	194	194,693
eBay Inc.
1.40%, 05/10/26 (Call 04/10/26)	520	515,341
1.90%, 03/11/25 (Call 02/11/25)	768	783,068
2.75%, 01/30/23 (Call 12/30/22)	394	403,799
3.45%, 08/01/24 (Call 05/01/24)	256	271,314
Expedia Group Inc.
3.60%, 12/15/23 (Call 11/15/23)	185	194,648
4.50%, 08/15/24 (Call 05/15/24)	682	735,312
5.00%, 02/15/26 (Call 11/15/25)	165	185,231
6.25%, 05/01/25 (Call 02/01/25)(b)	576	657,953
Meituan, 2.13%, 10/28/25 (Call 09/28/25)(d)	400	385,780
Millennium Escrow Corp., 6.63%, 08/01/26 (Call 08/01/23)(b)	400	406,600
NAVER Corp., 1.50%, 03/29/26 (Call 03/29/22)(d)	400	395,764
Netflix Inc.
3.63%, 06/15/25 (Call 03/15/25)(b)	270	287,137
5.75%, 03/01/24	230	253,278
5.88%, 02/15/25	455	515,529
NortonLifeLock Inc.
3.95%, 06/15/22 (Call 03/15/22)	150	151,358
5.00%, 04/15/25 (Call 11/09/21)(b)	495	501,569
Photo Holdings Merger Sub Inc., 8.50%, 10/01/26 (Call 10/01/22)(b)	400	420,400
Rakuten Group Inc., 5.13%, (Call 04/22/26)(a)(b)(c)(e)	400	401,596
Tencent Holdings Ltd.
1.03%, 04/11/24, (3 mo. LIBOR US + 0.910%)(a)(d)	400	401,648
1.81%, 01/26/26 (Call 12/26/25)(c)(d)	600	599,892
2.99%, 01/19/23 (Call 12/19/22)(d)	800	817,848
3.28%, 04/11/24 (Call 03/11/24)(d)	600	628,776
3.58%, 04/11/26 (Call 02/11/26)(d)	400	428,400
3.80%, 02/11/25(c)(d)	400	426,612
Tencent Music Entertainment Group, 1.38%, 09/03/25 (Call 08/03/25)	500	485,925
TripAdvisor Inc., 7.00%, 07/15/25 (Call 07/15/22)(b)	255	270,476
Uber Technologies Inc., 7.50%, 05/15/25 (Call 05/15/22)(b)	505	538,163
VeriSign Inc., 5.25%, 04/01/25 (Call 01/01/25)	405	452,174
Weibo Corp., 3.50%, 07/05/24 (Call 06/05/24)	925	959,576

		28,065,496

Iron & Steel — 0.2%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24 (Call 01/31/22)(d)	600	654,558
Allegheny Ludlum LLC, 6.95%, 12/15/25	50	54,608
ArcelorMittal SA, 4.55%, 03/11/26	375	411,874

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iron & Steel (continued)
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 07/15/26 (Call 01/15/22)(b)	$300	$316,704
Carpenter Technology Corp., 4.45%, 03/01/23 (Call 12/01/22)	173	179,199
Cleveland-Cliffs Inc.
6.75%, 03/15/26 (Call 03/15/22)(b)	440	468,041
9.88%, 10/17/25 (Call 10/17/22)(b)	359	410,854
Commercial Metals Co., 4.88%, 05/15/23 (Call 02/15/23)	175	181,599
CSN Resources SA, 7.63%, 04/17/26 (Call 04/17/22)(c)(d)	200	210,896
Evraz PLC
5.25%, 04/02/24 (Call 01/02/24)(d)	200	214,274
5.38%, 03/20/23 (Call 03/20/22)(d)	400	419,188
Gerdau Trade Inc., 4.75%, 04/15/23 (Call 04/15/22)(d)	200	209,268
GTL Trade Finance Inc./Gerdau Holdings Inc., 5.89%, 04/29/24 (Call 01/29/24)(d)	178	194,097
Infrabuild Australia Pty Ltd., 12.00%, 10/01/24 (Call 04/01/22)(b)	164	173,986
JSW Steel Ltd., 5.95%, 04/18/24 (Call 04/18/22)(d)	200	211,960
Metalloinvest Finance DAC, 4.85%, 05/02/24 (Call 05/02/22)(d)	200	214,954
Metinvest BV, 8.50%, 04/23/26 (Call 01/23/26)(d)	400	450,148
MMK International Capital DAC, 4.38%, 06/13/24 (Call 03/13/24)(d)	600	637,056
Novolipetsk Steel Via Steel Funding DAC, 4.70%, 05/30/26 (Call 02/28/26)(d)	600	657,360
Nucor Corp.
2.00%, 06/01/25 (Call 05/01/25)	341	347,813
4.00%, 08/01/23 (Call 05/01/23)	502	527,316
Periama Holdings LLC/DE, 5.95%, 04/19/26 (Call 04/19/22)(d)	400	433,220
POSCO
2.50%, 01/17/25 (Call 01/17/22)(d)	200	206,292
2.75%, 07/15/24 (Call 01/15/22)(d)	400	416,168
4.00%, 08/01/23 (Call 02/01/22)(d)	400	420,460
Reliance Steel & Aluminum Co.
1.30%, 08/15/25 (Call 07/15/25)	202	199,727
4.50%, 04/15/23 (Call 01/15/23)	258	269,287
Severstal OAO Via Steel Capital SA
3.15%, 09/16/24 (Call 03/16/22)(d)	600	620,676
5.90%, 10/17/22 (Call 04/17/22)(d)	200	209,384
Shandong Iron And Steel Xinheng International Co. Ltd., 6.50%, 11/05/23 (Call 11/05/21)(d)	200	206,326
Shougang Group Co. Ltd., 4.00%, 05/23/24 (Call 11/23/21)(d)	600	628,734
Steel Dynamics Inc.
2.40%, 06/15/25 (Call 05/15/25)	345	355,402
2.80%, 12/15/24 (Call 11/15/24)	455	475,866
Tacora Resources Inc., 8.25%, 05/15/26 (Call 05/15/23)(b)	100	100,141
United States Steel Corp., 6.25%, 03/15/26 (Call 10/31/21)(c)	311	320,719
Usiminas International Sarl, 5.88%, 07/18/26 (Call 01/18/22)(d)	400	420,032
Vale Overseas Ltd., 6.25%, 08/10/26	386	448,030

		12,876,217

Leisure Time — 0.1%
Brunswick Corp., 0.85%, 08/18/24 (Call 08/18/22)	150	148,498
Carnival Corp.
7.63%, 03/01/26 (Call 03/01/24)(b)	740	779,324
10.50%, 02/01/26 (Call 08/01/23)(b)	425	493,714

Security	Par (000)	Value

Leisure Time (continued)
Constellation Merger Sub Inc., 8.50%, 09/15/25 (Call 03/15/22)(b)	$215	$206,514
King Power Capital Ltd., 5.63%, 11/03/24 (Call 11/03/21)(d)	200	223,218
Life Time Inc.
5.75%, 01/15/26 (Call 01/15/23)(b)	457	469,417
8.00%, 04/15/26 (Call 02/01/23)(b)	262	275,118
NCL Corp. Ltd.
3.63%, 12/15/24 (Call 12/15/21)(b)	250	237,000
5.88%, 03/15/26 (Call 12/15/25)(b)	737	740,022
10.25%, 02/01/26 (Call 08/01/23)(b)	405	465,041
12.25%, 05/15/24 (Call 02/15/24)(b)	380	448,385
Royal Caribbean Cruises Ltd.
4.25%, 07/01/26 (Call 01/01/26)(b)	350	339,549
5.25%, 11/15/22	304	312,308
5.50%, 08/31/26 (Call 02/28/26)(b)	505	514,953
9.13%, 06/15/23 (Call 03/15/23)(b)	500	543,010
10.88%, 06/01/23 (Call 03/01/23)(b)	500	559,750
11.50%, 06/01/25 (Call 06/01/22)(b)	706	803,732
Sunny Express Enterprises Corp., 2.63%, 04/23/25 (Call 04/23/22)(d)	400	406,700
Viking Cruises Ltd.
6.25%, 05/15/25 (Call 11/15/21)(b)	125	124,730
13.00%, 05/15/25 (Call 05/15/22)(b)	320	366,877

		8,457,860

Lodging — 0.3%
Arrow Bidco LLC, 9.50%, 03/15/24 (Call 11/29/21)(b)	225	229,511
Boyd Gaming Corp., 8.63%, 06/01/25 (Call 06/01/22)(b)	490	529,979
Fortune Star BVI Ltd.
5.00%, 05/18/26 (Call 05/18/24)(d)	600	565,086
5.95%, 10/19/25 (Call 10/19/23)(d)	400	400,260
6.85%, 07/02/24 (Call 07/02/23)(d)	600	608,028
Genting New York LLC/GENNY Capital Inc., 3.30%, 02/15/26 (Call 01/15/26)(b)	250	247,185
Hilton Domestic Operating Co. Inc., 5.38%, 05/01/25 (Call 05/01/22)(b)	260	271,292
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc., 6.13%, 12/01/24 (Call 12/01/21)	180	186,154
Hyatt Hotels Corp.
3.38%, 07/15/23 (Call 04/15/23)	555	574,042
4.85%, 03/15/26 (Call 12/15/25)	255	281,109
5.38%, 04/23/25 (Call 03/23/25)	313	348,644
Las Vegas Sands Corp.
2.90%, 06/25/25 (Call 05/25/25)	282	285,655
3.20%, 08/08/24 (Call 07/08/24)	1,380	1,410,829
Marriott International Inc./MD
3.60%, 04/15/24 (Call 03/15/24)	717	757,217
3.75%, 03/15/25 (Call 12/15/24)	116	123,346
3.75%, 10/01/25 (Call 07/01/25)	50	53,603
Series EE, 5.75%, 05/01/25 (Call 04/01/25)	596	675,608
Series Z, 4.15%, 12/01/23 (Call 11/01/23)	216	228,932
Marriott Ownership Resorts Inc., 6.13%, 09/15/25 (Call 05/15/22)(b)	128	134,438
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 12/06/21)(d)	600	592,776
5.25%, 04/26/26 (Call 04/26/22)(d)	250	247,375
MGM China Holdings Ltd.
5.25%, 06/18/25 (Call 12/18/21)(b)	225	222,143
5.38%, 05/15/24 (Call 11/15/21)(b)	410	410,861

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging (continued)
5.88%, 05/15/26 (Call 05/15/22)(b)	$400	$400,056
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	100	104,432
5.75%, 06/15/25 (Call 03/15/25)	405	439,097
6.00%, 03/15/23	630	665,803
6.75%, 05/01/25 (Call 05/01/22)	375	395,557
Minor International PCL
2.70%, (Call 04/19/26)(a)(d)(e)	200	198,822
3.10%, (Call 12/29/21)(a)(d)(e)	200	203,062
Sands China Ltd.
3.80%, 01/08/26 (Call 12/08/25)	315	316,710
5.13%, 08/08/25 (Call 06/08/25)	471	500,489
Studio City Finance Ltd., 6.00%, 07/15/25 (Call 07/15/22)(b)	400	390,488
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/25 (Call 11/15/21)(b)	125	123,998
Travel + Leisure Co.
3.90%, 03/01/23 (Call 12/01/22)	200	206,572
4.25%, 03/01/22 (Call 12/01/21)	150	150,285
5.65%, 04/01/24 (Call 02/01/24)	150	162,584
6.60%, 10/01/25 (Call 07/01/25)	200	223,288
6.63%, 07/31/26 (Call 04/30/26)(b)	330	368,402
Universal Entertainment Corp., 8.50%, 12/11/24 (Call 12/11/23)(b)	250	261,143
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)(b)	250	252,338
5.50%, 03/01/25 (Call 12/01/24)(b)	927	943,102
Wynn Macau Ltd.
4.88%, 10/01/24 (Call 04/01/22)(b)	300	284,574
5.50%, 01/15/26 (Call 06/15/22)(b)	525	495,012

		16,469,887

Machinery — 0.4%
Caterpillar Financial Services Corp.
0.25%, 03/01/23	330	329,205
0.45%, 09/14/23	22	21,960
0.45%, 05/17/24	1,329	1,317,903
0.65%, 07/07/23	317	317,615
0.80%, 11/13/25	605	595,616
1.15%, 09/14/26	500	493,635
1.45%, 05/15/25	217	219,192
1.95%, 11/18/22	270	274,217
2.15%, 11/08/24	600	621,762
2.55%, 11/29/22	255	260,671
2.63%, 03/01/23	75	77,107
2.85%, 05/17/24	358	375,932
3.25%, 12/01/24	100	107,100
3.30%, 06/09/24	565	600,861
3.45%, 05/15/23	313	326,925
3.65%, 12/07/23	1,036	1,100,791
3.75%, 11/24/23	185	196,923
Caterpillar Inc., 3.40%, 05/15/24 (Call 02/15/24)	927	981,767
Cleaver-Brooks Inc., 7.88%, 03/01/23 (Call 03/01/22)(b)	185	182,589
CNH Industrial Capital LLC
1.45%, 07/15/26 (Call 06/15/26)	310	305,415
1.95%, 07/02/23	537	546,585
4.20%, 01/15/24	43	45,844
CNH Industrial NV, 4.50%, 08/15/23	352	374,035
Colfax Corp., 6.38%, 02/15/26 (Call 02/15/22)(b)	150	156,375
Crane Co., 4.45%, 12/15/23 (Call 09/15/23)	5	5,331

Security	Par (000)	Value

Machinery (continued)
Deere & Co., 2.75%, 04/15/25 (Call 03/15/25)	$174	$183,107
Doosan Heavy Industries & Construction Co. Ltd., 1.00%, 07/21/23 (Call 01/21/22)(d)	400	400,316
Dover Corp., 3.15%, 11/15/25 (Call 08/15/25)	50	53,285
Husky III Holding Ltd. , 13.00%, 02/15/25 (Call 11/29/21), (13.75% PIK)(b)(g)	220	233,229
John Deere Capital Corp.
0.25%, 01/17/23	210	209,387
0.40%, 10/10/23	110	109,738
0.45%, 01/17/24	285	283,290
0.45%, 06/07/24	245	242,876
0.63%, 09/10/24	170	168,955
0.70%, 07/05/23	289	289,688
0.70%, 01/15/26	1,104	1,076,499
1.05%, 06/17/26	750	738,990
1.20%, 04/06/23	156	157,558
1.30%, 10/13/26	260	258,172
2.05%, 01/09/25	468	482,733
2.60%, 03/07/24	517	539,024
2.65%, 06/24/24	232	243,180
2.70%, 01/06/23	95	97,452
2.80%, 01/27/23	97	99,793
2.80%, 03/06/23	714	736,155
3.35%, 06/12/24	190	202,669
3.45%, 06/07/23	359	375,618
3.45%, 01/10/24	150	158,958
3.45%, 03/13/25	172	185,194
3.65%, 10/12/23	682	722,831
JPW Industries Holding Corp., 9.00%, 10/01/24 (Call 04/01/22)(b)(c)	110	114,616
Komatsu Finance America Inc., 0.85%, 09/09/23 (Call 03/09/22)(d)	600	600,048
Manitowoc Co. Inc. (The), 9.00%, 04/01/26 (Call 04/01/22)(b)	150	159,702
Maxim Crane Works Holdings Capital LLC, 10.13%, 08/01/24 (Call 02/01/22)(b)	139	142,891
nVent Finance Sarl, 3.95%, 04/15/23 (Call 03/15/23)	137	141,846
Otis Worldwide Corp., 2.06%, 04/05/25 (Call 03/05/25)	964	987,069
Rockwell Automation Inc., 2.88%, 03/01/25 (Call 12/01/24)	92	96,693
Shanghai Electric Group Global Investment Ltd., 2.30%, 02/21/25 (Call 02/21/22)(d)	400	398,828
Stevens Holding Co. Inc., 6.13%, 10/01/26 (Call 10/01/23)(b)	200	216,142
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 11/29/21)(b)	335	341,734
Weir Group PLC (The), 2.20%, 05/13/26 (Call 04/13/26)(b)	500	496,605
Welbilt Inc., 9.50%, 02/15/24 (Call 11/29/21)	225	231,080
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/25 (Call 05/15/25)	406	429,560
4.40%, 03/15/24 (Call 02/15/24)	1,278	1,365,415
Zoomlion HK SPV Co. Ltd., 6.13%, 12/20/22(b)	200	206,492

		24,012,774

Manufacturing — 0.2%
3M Co.
1.75%, 02/14/23 (Call 01/14/23)	374	379,831
2.00%, 02/14/25 (Call 01/14/25)	181	186,039
2.25%, 03/15/23 (Call 02/15/23)	475	485,716
2.65%, 04/15/25 (Call 03/15/25)	378	396,148
3.00%, 08/07/25	112	119,782

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
3.25%, 02/14/24 (Call 01/14/24)	$753	$793,481
Carlisle Companies Inc.
0.55%, 09/01/23 (Call 09/01/22)	100	99,560
3.50%, 12/01/24 (Call 10/01/24)	189	200,720
3.75%, 11/15/22 (Call 08/15/22)	30	30,757
Eaton Corp., 2.75%, 11/02/22	985	1,006,956
FXI Holdings Inc., 7.88%, 11/01/24 (Call 05/01/22)(b)	272	277,070
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (Call 01/15/22)(b)	275	284,410
General Electric Co.
3.38%, 03/11/24	753	795,040
3.45%, 05/15/24 (Call 02/13/24)	986	1,041,995
5.55%, 01/05/26	110	127,959
Hillenbrand Inc.
5.00%, 09/15/26 (Call 07/15/26)	175	197,384
5.75%, 06/15/25 (Call 06/15/22)	205	215,726
Illinois Tool Works Inc., 3.50%, 03/01/24 (Call 12/01/23)	101	106,688
Parker-Hannifin Corp.
2.70%, 06/14/24 (Call 05/14/24)	797	831,263
3.30%, 11/21/24 (Call 08/21/24)	144	152,781
Siemens Financieringsmaatschappij NV
0.40%, 03/11/23(b)	365	364,752
0.65%, 03/11/24(b)	462	459,986
1.20%, 03/11/26(b)	1,595	1,575,541
2.00%, 09/15/23(b)	250	256,152
3.13%, 03/16/24(b)	250	263,115
3.25%, 05/27/25(b)	1,000	1,068,150
Sunny Optical Technology Group Co. Ltd., 3.75%, 01/23/23 (Call 01/23/22)(d)	200	205,302
Textron Inc.
3.88%, 03/01/25 (Call 12/01/24)	141	151,435
4.30%, 03/01/24 (Call 12/01/23)	243	259,347
Trane Technologies Global Holding Co. Ltd., 4.25%, 06/15/23	475	501,837
Trane Technologies Luxembourg Finance SA, 3.55%, 11/01/24 (Call 08/01/24)	518	552,841
Trinity Industries Inc., 4.55%, 10/01/24 (Call 07/01/24)	225	238,543

		13,626,307

Media — 0.6%
AMC Networks Inc.
4.75%, 08/01/25 (Call 02/01/22)	410	420,176
5.00%, 04/01/24 (Call 11/29/21)	209	211,408
Beasley Mezzanine Holdings LLC, 8.63%, 02/01/26 (Call 02/01/23)(b)	150	151,409
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 03/01/22)(b)	250	250,605
5.50%, 05/01/26 (Call 11/29/21)(b)	38	39,244
Cengage Learning Inc., 9.50%, 06/15/24 (Call 12/15/21)(b)	300	307,503
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.50%, 02/01/24 (Call 01/01/24)	1,613	1,729,910
4.91%, 07/23/25 (Call 04/23/25)	1,854	2,061,759
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	511	558,733
Comcast Corp.
3.10%, 04/01/25 (Call 03/01/25)	1,040	1,102,098
3.15%, 03/01/26 (Call 12/01/25)	1,063	1,138,207
3.38%, 02/15/25 (Call 11/15/24)	620	661,435
3.38%, 08/15/25 (Call 05/15/25)	414	444,268
3.60%, 03/01/24	1,357	1,443,943

Security	Par (000)	Value

Media (continued)
3.70%, 04/15/24 (Call 03/15/24)	$1,590	$1,695,815
3.95%, 10/15/25 (Call 08/15/25)	425	466,892
Cox Communications Inc.
2.95%, 06/30/23 (Call 03/30/23)(b)	403	415,227
3.15%, 08/15/24 (Call 06/15/24)(b)	518	544,480
3.85%, 02/01/25 (Call 11/01/24)(b)	114	122,023
CSC Holdings LLC, 5.25%, 06/01/24	383	402,617
Cumulus Media New Holdings Inc., 6.75%, 07/01/26 (Call 07/01/22)(b)	225	234,329
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26 (Call 08/15/22)(b)	750	423,750
Discovery Communications LLC
2.95%, 03/20/23 (Call 02/20/23)	900	926,541
3.45%, 03/15/25 (Call 12/15/24)	359	380,361
3.80%, 03/13/24 (Call 01/13/24)	100	106,081
3.90%, 11/15/24 (Call 08/15/24)	337	360,944
3.95%, 06/15/25 (Call 12/15/21)	147	158,806
4.90%, 03/11/26 (Call 12/11/25)	100	112,731
DISH DBS Corp.
5.00%, 03/15/23	765	791,584
5.88%, 11/15/24	1,050	1,120,445
7.75%, 07/01/26	1,015	1,129,766
Fox Corp.
3.05%, 04/07/25 (Call 03/07/25)	256	270,264
4.03%, 01/25/24 (Call 12/25/23)	979	1,042,136
Gannett Holdings LLC, 6.00%, 11/01/26 (Call 11/01/23)(b)	76	75,807
Gray Television Inc., 5.88%, 07/15/26 (Call 01/15/22)(b)	325	335,563
Grupo Televisa SAB, 6.63%, 03/18/25	705	814,465
Houghton Mifflin Harcourt Publishers Inc., 9.00%, 02/15/25 (Call 02/15/22)(b)	150	159,033
iHeartCommunications Inc., 6.38%, 05/01/26 (Call 05/01/22)	400	419,040
Meredith Corp.
6.50%, 07/01/25 (Call 01/01/22)	150	160,029
6.88%, 02/01/26 (Call 12/01/21)	481	498,614
Quebecor Media Inc., 5.75%, 01/15/23	370	389,510
Radiate Holdco LLC/Radiate Finance Inc., 4.50%, 09/15/26 (Call 09/15/23)(b)	475	482,709
Salem Media Group Inc., 6.75%, 06/01/24 (Call 12/01/21)(b)	125	125,641
Sirius XM Radio Inc., 3.13%, 09/01/26 (Call 09/01/23)(b)	520	521,186
Sky Ltd.
3.13%, 11/26/22(b)	15	15,434
3.75%, 09/16/24(b)	305	328,607
Spanish Broadcasting System Inc., 9.75%, 03/01/26 (Call 09/01/23)(b)	160	167,587
TEGNA Inc.
4.75%, 03/15/26 (Call 03/15/23)(b)	275	286,470
5.50%, 09/15/24 (Call 11/15/21)(b)(c)	48	48,565
Thomson Reuters Corp., 4.30%, 11/23/23 (Call 08/23/23)	362	384,784
Time Warner Entertainment Co. LP, 8.38%, 03/15/23	629	693,592
Townsquare Media Inc., 6.88%, 02/01/26 (Call 02/01/23)(b)	280	294,820
TWDC Enterprises 18 Corp.
1.85%, 07/30/26	120	121,866
2.13%, 09/13/22 (Call 09/13/22)(d)	250	253,865
2.35%, 12/01/22	638	650,218
3.00%, 02/13/26	100	106,485
3.15%, 09/17/25	37	39,556

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Univision Communications Inc.
5.13%, 02/15/25 (Call 11/09/21)(b)	$730	$743,074
9.50%, 05/01/25 (Call 05/01/22)(b)	185	200,977
ViacomCBS Inc.
3.50%, 01/15/25 (Call 10/15/24)	421	447,270
3.70%, 08/15/24 (Call 05/15/24)	494	526,273
3.88%, 04/01/24 (Call 01/01/24)	122	129,372
4.00%, 01/15/26 (Call 10/15/25)	255	277,960
4.75%, 05/15/25 (Call 04/15/25)	899	997,459
Videotron Ltd., 5.38%, 06/15/24 (Call 03/15/24)(b)	320	343,984
Walt Disney Co. (The) 1.75%, 08/30/24 (Call 07/30/24)	1,651	1,688,841
1.75%, 01/13/26	215	218,094
3.35%, 03/24/25	1,466	1,569,338
3.70%, 09/15/24 (Call 06/15/24)	119	127,544

		35,869,122

Metal Fabricate & Hardware — 0.0%
Huayi Finance I Ltd., 3.00%, 10/30/24 (Call 04/30/22)(d)	400	404,828
MCC Holding Hong Kong Corp. Ltd.
3.25%, (Call 03/12/23)(a)(d)(e)	200	202,174
3.50%, (Call 01/16/23)(a)(d)(e)	500	501,665
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	671	683,836
3.25%, 06/15/25 (Call 03/15/25)	195	209,005
Timken Co. (The), 3.88%, 09/01/24 (Call 06/01/24)	25	26,508

		2,028,016

Mining — 0.4%
ALROSA Finance SA, 4.65%, 04/09/24 (Call 01/09/24)	400	424,060
Anglo American Capital PLC
3.63%, 09/11/24(b)	65	69,059
4.88%, 05/14/25(b)	500	552,775
Arconic Corp., 6.00%, 05/15/25 (Call 05/15/22)(b)	483	507,169
BHP Billiton Finance USA Ltd., 3.85%, 09/30/23	398	422,461
Chalco HK Investment Co.
1.55%, 07/28/24 (Call 06/28/24)(d)	300	298,812
2.10%, 07/28/26 (Call 06/28/26)(d)	300	294,489
China Hongqiao Group Ltd., 6.25%, 06/08/24 (Call 12/08/21)(d)	400	393,324
Chinalco Capital Holdings Ltd.
2.13%, 06/03/26 (Call 05/03/26)(d)	600	590,070
4.10%, (Call 09/11/24)(a)(d)(e)	400	411,912
Cia de Minas Buenaventura SAA, 5.50%, 07/23/26 (Call 07/23/23)(b)	400	397,160
Compass Minerals International Inc., 4.88%, 07/15/24 (Call 05/15/24)(b)(c)	155	162,098
Constellium SE, 5.88%, 02/15/26 (Call 02/15/22)(b)	250	254,568
First Quantum Minerals Ltd.
6.50%, 03/01/24 (Call 03/01/22)(d)	700	710,703
6.88%, 03/01/26 (Call 11/08/21)(d)	800	832,272
7.25%, 04/01/23 (Call 04/01/22)(d)	400	407,000
7.50%, 04/01/25 (Call 11/08/21)(d)	650	672,477
FMG Resources August 2006 Pty Ltd., 5.13%, 05/15/24 (Call 02/15/24)(b)	375	399,806
Freeport-McMoRan Inc.
3.88%, 03/15/23 (Call 12/15/22)	688	708,661
4.55%, 11/14/24 (Call 08/14/24)	400	432,324
Fresnillo PLC, 5.50%, 11/13/23 (Call 11/13/21)(d)	200	217,064
Glencore Finance Canada Ltd., 4.25%, 10/25/22(b)	535	553,618

Security	Par (000)	Value

Mining (continued)
Glencore Funding LLC
1.63%, 09/01/25 (Call 08/01/25)(b)	$870	$865,050
1.63%, 04/27/26 (Call 03/27/26)(b)	65	64,232
4.00%, 04/16/25(b)	23	24,700
4.13%, 05/30/23(b)	684	718,439
4.13%, 03/12/24 (Call 02/12/24)(b)	941	999,634
4.63%, 04/29/24(b)	648	699,542
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24 (Call 04/15/24)(d)	200	214,206
Hudbay Minerals Inc., 4.50%, 04/01/26 (Call 04/01/23)(d)	400	398,856
Indonesia Asahan Aluminium Persero PT
4.75%, 05/15/25 (Call 04/15/25)(d)	400	429,488
5.71%, 11/15/23 (Call 11/15/21)(d)	400	434,460
JW Aluminum Continuous Cast Co., 10.25%, 06/01/26 (Call 12/01/21)(b)	155	165,346
Kinross Gold Corp., 5.95%, 03/15/24 (Call 12/15/23)	163	179,021
Minera y Metalurgica del Boleo SAPI de CV, 3.25%, 04/17/24 (Call 04/17/22)(d)	200	209,918
Minmetals Bounteous Finance BVI Ltd.
3.38%, (Call 09/03/24)(a)(d)(e)	500	510,455
4.75%, 07/30/25 (Call 01/30/22)(d)	600	654,864
MMC Norilsk Nickel OJSC via MMC Finance DAC, 4.10%, 04/11/23 (Call 01/11/23)(d)	400	411,700
MMC Norilsk Nickel OJSC Via MMC Finance DAC
2.55%, 09/11/25 (Call 06/11/25)(d)	1,400	1,400,672
3.38%, 10/28/24 (Call 07/28/24)(b)	300	309,246
Mountain Province Diamonds Inc., 8.00%, 12/15/22 (Call 11/09/21)(b)(c)	150	134,511
Newmont Corp., 3.70%, 03/15/23 (Call 12/15/22)	93	95,959
Novelis Corp., 3.25%, 11/15/26 (Call 11/15/23)(b)	95	94,962
Perenti Finance Pty Ltd., 6.50%, 10/07/25 (Call 10/07/22)(b)(c)	200	208,680
Rio Tinto Finance USA Ltd., 3.75%, 06/15/25 (Call 03/15/25)	640	696,301
Rusal Capital DAC, 4.85%, 02/01/23 (Call 02/01/22)(d)	200	203,478
SDG Finance Ltd., 2.80%, 08/25/26 (Call 05/25/26)	200	198,882
Southern Copper Corp.
3.50%, 11/08/22	180	184,921
3.88%, 04/23/25	175	188,715
Taseko Mines Ltd., 7.00%, 02/15/26 (Call 02/15/23)(b)	235	243,227
Vedanta Resources Finance II PLC
8.95%, 03/11/25 (Call 09/11/24)(d)	1,000	1,011,520
13.88%, 01/21/24 (Call 12/21/22)(d)	400	434,056
Vedanta Resources Ltd.
6.13%, 08/09/24 (Call 02/09/22)(d)	600	548,544
7.13%, 05/31/23 (Call 12/03/21)(d)	400	387,780

		23,033,247

Multi-National — 0.0%
Asian Development Bank, 0.63%, 10/08/24	100	99,470
Black Sea Trade & Development Bank, 3.50%, 06/25/24 (Call 12/25/21)(d)	200	209,738
FMS Wertmanagement
0.38%, 05/06/24 (Call 05/06/22)(d)	400	396,300
1.38%, 02/26/23 (Call 02/26/22)(d)	200	202,576

		908,084

Office & Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.
4.13%, 05/01/25 (Call 05/01/22)	295	304,168
5.50%, 12/01/24 (Call 06/01/24)	387	424,009

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Office & Business Equipment (continued)
Pitney Bowes Inc., 4.63%, 03/15/24 (Call 12/15/23)(c)	$150	$158,085
Xerox Corp.
3.80%, 05/15/24(c)	150	156,123
4.07%, 03/17/22	75	75,805
4.38%, 03/15/23 (Call 02/15/23)	507	523,538
Xerox Holdings Corp., 5.00%, 08/15/25 (Call 07/15/25)(b)	380	394,482

		2,036,210

Oil & Gas — 2.0%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (Call 02/15/23)(b)	340	365,119
Antero Resources Corp.
5.00%, 03/01/25 (Call 11/29/21)	300	305,379
8.38%, 07/15/26 (Call 01/15/24)(b)	180	202,576
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	100	100,394
4.63%, 11/15/25 (Call 08/15/25)	240	258,470
Baytex Energy Corp., 5.63%, 06/01/24 (Call 12/01/21)(b)	141	142,098
Berry Petroleum Co. LLC, 7.00%, 02/15/26 (Call 11/29/21)(b)	195	197,726
Bharat Petroleum Corp. Ltd., 4.00%, 05/08/25 (Call 11/08/21)(d)	200	210,046
Bonanza Creek Energy Inc., 5.00%, 10/15/26 (Call 10/15/23)(b)	207	209,078
BP Capital Markets America Inc.
2.75%, 05/10/23	1,026	1,058,955
2.94%, 04/06/23	346	357,169
3.12%, 05/04/26 (Call 02/04/26)	155	165,777
3.19%, 04/06/25 (Call 03/06/25)	1,471	1,562,070
3.22%, 11/28/23 (Call 09/28/23)	270	282,714
3.22%, 04/14/24 (Call 02/14/24)	552	580,665
3.79%, 02/06/24 (Call 01/06/24)	929	987,917
3.80%, 09/21/25 (Call 07/21/25)	30	32,739
BP Capital Markets PLC
2.50%, 11/06/22	374	381,319
2.75%, 05/10/23	10	10,321
3.51%, 03/17/25	297	318,942
3.54%, 11/04/24	310	332,146
3.64%, 05/14/23 (Call 05/14/22)(d)	200	208,894
3.81%, 02/10/24	635	676,459
3.99%, 09/26/23	677	719,319
California Resources Corp., 7.13%, 02/01/26 (Call 02/01/23)(b)	300	316,524
Callon Petroleum Co.
6.13%, 10/01/24 (Call 04/01/22)	275	270,383
6.38%, 07/01/26 (Call 01/01/22)	175	168,088
8.25%, 07/15/25 (Call 01/15/22)	150	148,529
Calumet Specialty Products Partners LP/Calumet Finance Corp.
7.63%, 01/15/22 (Call 01/15/22)	23	22,964
7.75%, 04/15/23 (Call 04/15/22)	150	148,452
9.25%, 07/15/24 (Call 01/15/22)(b)	131	141,903
11.00%, 04/15/25 (Call 04/15/22)(b)	275	298,757
Canadian Natural Resources Ltd.
2.05%, 07/15/25 (Call 06/15/25)	531	539,215
2.95%, 01/15/23 (Call 12/15/22)	647	662,767
3.80%, 04/15/24 (Call 01/15/24)	244	257,501
3.90%, 02/01/25 (Call 11/01/24)	177	189,788
Cenovus Energy Inc., 5.38%, 07/15/25 (Call 04/15/25)	719	807,840
Centennial Resource Production LLC, 5.38%, 01/15/26 (Call 11/29/21)(b)(c)	150	148,967

Security	Par (000)	Value

Oil & Gas (continued)
Chesapeake Energy Corp., 5.50%, 02/01/26 (Call 02/05/23)(b)	$265	$277,357
Chevron Corp.
1.14%, 05/11/23	951	959,930
1.55%, 05/11/25 (Call 04/11/25)	1,672	1,696,328
2.36%, 12/05/22 (Call 09/05/22)	521	529,888
2.57%, 05/16/23 (Call 03/16/23)	263	270,183
2.90%, 03/03/24 (Call 01/03/24)	709	742,025
2.95%, 05/16/26 (Call 02/16/26)	70	74,666
3.19%, 06/24/23 (Call 03/24/23)	853	884,356
3.33%, 11/17/25 (Call 08/17/25)	145	156,256
Chevron USA Inc.
0.43%, 08/11/23	1,415	1,412,411
0.69%, 08/12/25 (Call 07/12/25)	1,757	1,726,042
3.90%, 11/15/24 (Call 08/15/24)	293	316,918
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23 (Call 04/03/22)(d)	1,000	1,062,280
CNOOC Finance 2013 Ltd., 3.00%, 05/09/23	2,085	2,144,318
CNOOC Finance 2014 ULC, 4.25%, 04/30/24	400	428,780
CNOOC Finance 2015 USA LLC, 3.50%, 05/05/25	800	846,576
CNPC General Capital Ltd., 3.40%, 04/16/23	200	206,660
Colgate Energy Partners III LLC, 7.75%, 02/15/26 (Call 02/15/24)(b)	150	160,463
Comstock Resources Inc., 7.50%, 05/15/25 (Call 11/15/21)(b)(c)	128	132,672
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	10	10,154
3.35%, 11/15/24 (Call 08/15/24)	206	219,835
4.95%, 03/15/26 (Call 12/15/25)	455	517,249
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)	515	540,982
4.50%, 04/15/23 (Call 01/15/23)	392	407,798
Coterra Energy Inc., 4.38%, 06/01/24 (Call 03/01/24)(b)	445	476,346
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 04/15/22)(b)	600	613,980
CVR Energy Inc., 5.25%, 02/15/25 (Call 02/15/22)(b)	310	306,432
Delek & Avner Tamar Bond Ltd., 5.41%, 12/30/25(b)(d)	10	10,064
Devon Energy Corp.
5.25%, 09/15/24 (Call 06/15/24)(b)	275	301,840
5.85%, 12/15/25 (Call 09/15/25)	305	351,131
Diamondback Energy Inc., 2.88%, 12/01/24 (Call 11/01/24)	683	711,297
Ecopetrol SA
4.13%, 01/16/25	515	532,937
5.38%, 06/26/26 (Call 03/26/26)	810	877,813
5.88%, 09/18/23	1,094	1,174,978
Empresa Nacional del Petroleo
3.75%, 08/05/26 (Call 05/05/26)(d)	400	412,004
4.38%, 10/30/24 (Call 04/30/22)(d)	284	303,945
Endeavor Energy Resources LP/EER Finance Inc., 6.63%, 07/15/25 (Call 07/15/22)(b)	325	342,738
Energean Israel Finance Ltd.
4.50%, 03/30/24 (Call 12/30/23)(b)(d)	300	305,961
4.88%, 03/30/26 (Call 12/30/25)(b)(d)	275	279,771
Energy Ventures Gom LLC/EnVen Finance Corp., 11.75%, 04/15/26 (Call 04/15/23)(b)	152	157,829
Eni SpA, Series X-R, 4.00%, 09/12/23(b)	620	654,050
Ensign Drilling Inc., 9.25%, 04/15/24 (Call 11/29/21)(b)(c)	225	222,622

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)	$917	$937,779
3.15%, 04/01/25 (Call 01/01/25)	101	107,046
EQT Corp.
3.00%, 10/01/22 (Call 09/01/22)	374	378,084
3.13%, 05/15/26 (Call 05/15/23)(b)	270	272,268
6.63%, 02/01/25 (Call 01/01/25)	500	562,620
Equinor ASA
1.75%, 01/22/26 (Call 12/22/25)	300	304,398
2.45%, 01/17/23	788	806,431
2.65%, 01/15/24	830	862,951
2.88%, 04/06/25 (Call 03/06/25)	1,357	1,429,952
3.25%, 11/10/24	130	138,598
3.70%, 03/01/24	704	750,351
Exxon Mobil Corp.
1.57%, 04/15/23	964	978,913
2.02%, 08/16/24 (Call 07/16/24)	1,129	1,164,868
2.71%, 03/06/25 (Call 12/06/24)	668	700,378
2.73%, 03/01/23 (Call 01/01/23)	1,012	1,038,079
2.99%, 03/19/25 (Call 02/19/25)	1,083	1,145,002
3.18%, 03/15/24 (Call 12/15/23)	414	435,056
Gazprom Neft OAO Via GPN Capital SA, 6.00%, 11/27/23 (Call 11/27/21)(d)	800	871,888
Great Western Petroleum LLC/Great Western Finance Corp., 12.00%, 09/01/25 (Call 03/01/23)(b)	200	204,058
GS Caltex Corp., 3.00%, 06/04/24	400	417,936
Gulfport Energy Operating Corp., 8.00%, 05/17/26 (Call 05/17/24)	275	304,428
Harbour Energy PLC, 5.50%, 10/15/26 (Call 10/15/23)(b)	220	220,216
Harvest Operations Corp., 4.20%, 06/01/23 (Call 05/01/23)(d)	200	210,162
Hess Corp., 3.50%, 07/15/24 (Call 04/15/24)	520	546,801
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75%, 10/01/25 (Call 11/15/21)(b)	200	204,100
HollyFrontier Corp.
2.63%, 10/01/23	340	349,595
5.88%, 04/01/26 (Call 01/01/26)	348	396,824
Independence Energy Finance LLC, 7.25%, 05/01/26 (Call 05/01/23)(b)	250	260,252
Indian Oil Corp. Ltd., 4.75%, 01/16/24 (Call 01/16/22)(d)	600	640,110
Ithaca Energy North Sea PLC, 9.00%, 07/15/26 (Call 07/15/23)(b)	265	273,173
KazMunayGas National Co. JSC, 4.75%, 04/24/25 (Call 04/24/22)(d)	400	439,892
Korea National Oil Corp.
2.63%, 04/14/26(d)	400	416,744
4.00%, 01/23/24(d)	310	331,362
Kosmos Energy Ltd., 7.13%, 04/04/26 (Call 04/04/22)(d)	400	398,948
Laredo Petroleum Inc., 9.50%, 01/15/25 (Call 01/15/22)	280	287,952
Leviathan Bond Ltd.
5.75%, 06/30/23 (Call 12/30/21)(b)(d)	200	207,580
6.13%, 06/30/25 (Call 12/30/21)(b)(d)	225	242,521
Lukoil International Finance BV, 4.56%, 04/24/23 (Call 04/24/22)(d)	1,000	1,044,840
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (Call 02/01/22)(b)	200	205,078
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	448	476,788
4.50%, 05/01/23 (Call 04/01/23)	1,250	1,313,300
4.70%, 05/01/25 (Call 04/01/25)	759	838,536

Security	Par (000)	Value

Oil & Gas (continued)
4.75%, 12/15/23 (Call 10/15/23)	$496	$532,937
Matador Resources Co., 5.88%, 09/15/26 (Call 03/15/22)	600	619,170
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26 (Call 05/14/23)(d)	200	214,202
Medco Platinum Road Pte Ltd., 6.75%, 01/30/25 (Call 01/30/22)(d)	200	208,458
MEG Energy Corp., 6.50%, 01/15/25 (Call 11/29/21)(b)	205	209,930
Moss Creek Resources Holdings Inc., 7.50%, 01/15/26 (Call 11/29/21)(b)	360	327,287
Murphy Oil Corp.
5.75%, 08/15/25 (Call 02/15/22)	265	271,980
6.88%, 08/15/24 (Call 02/15/22)	208	212,189
Nabors Industries Inc.
5.75%, 02/01/25 (Call 11/01/24)	330	313,708
9.00%, 02/01/25 (Call 12/01/21)(b)(c)	113	117,089
Nabors Industries Ltd., 7.25%, 01/15/26 (Call 07/15/22)(b)	300	292,584
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (Call 11/15/21)(b)	425	434,116
Oasis Petroleum Inc., 6.38%, 06/01/26 (Call 06/01/23)(b)	205	216,722
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 02/15/22)	494	500,096
2.90%, 08/15/24 (Call 02/15/22)	1,394	1,419,761
3.20%, 08/15/26 (Call 06/15/26)	450	457,420
3.40%, 04/15/26 (Call 01/15/26)	550	560,576
3.45%, 07/15/24 (Call 04/15/24)	75	76,889
3.50%, 06/15/25 (Call 03/15/25)	425	438,987
5.50%, 12/01/25 (Call 09/01/25)	380	417,795
5.55%, 03/15/26 (Call 12/15/25)	545	601,664
5.88%, 09/01/25 (Call 06/01/25)	445	493,950
6.95%, 07/01/24	353	397,386
8.00%, 07/15/25 (Call 04/15/25)	270	319,388
Oil and Gas Holding Co. BSCC (The), 7.63%, 11/07/24 (Call 11/07/21)(d)	215	235,238
Oil India Ltd., 5.38%, 04/17/24 (Call 04/17/22)(d)	400	434,732
ONGC Videsh Ltd., 3.75%, 05/07/23 (Call 11/07/21)(d)	400	413,960
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 07/27/26 (Call 01/27/22)(d)	400	420,264
Ovintiv Exploration Inc.
5.38%, 01/01/26 (Call 10/01/25)	375	417,131
5.63%, 07/01/24	499	549,110
Par Petroleum LLC/Par Petroleum Finance Corp., 7.75%, 12/15/25 (Call 11/29/21)(b)	150	150,972
PBF Holding Co. LLC/PBF Finance Corp.
7.25%, 06/15/25 (Call 12/15/21)	355	278,032
9.25%, 05/15/25 (Call 05/15/22)(b)	630	611,295
PDC Energy Inc.
5.75%, 05/15/26 (Call 11/15/21)	385	395,961
6.13%, 09/15/24 (Call 03/15/22)	175	177,683
Penn Virginia Escrow LLC, 9.25%, 08/15/26 (Call 08/15/23)(b)	200	208,512
Pertamina Persero PT
1.40%, 02/09/26 (Call 01/09/26)(d)	400	390,536
4.30%, 05/20/23 (Call 11/20/21)(d)	815	855,636
Petrobras Global Finance BV
5.30%, 01/27/25	600	653,406
8.75%, 05/23/26	600	740,352
Petroleos Mexicanos
3.50%, 01/30/23	600	607,638
4.25%, 01/15/25(c)	499	507,708
4.50%, 01/23/26	500	504,300

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
4.63%, 09/21/23	$740	$763,391
4.88%, 01/18/24	800	827,200
6.88%, 10/16/25 (Call 09/16/25)(b)	700	765,611
6.88%, 08/04/26	1,500	1,638,105
Petron Corp.
4.60%, (Call 07/19/23)(a)(d)(e)	400	398,596
5.95%, (Call 04/19/26)(a)(d)(e)	200	207,150
Petronas Capital Ltd., 3.50%, 03/18/25 (Call 03/18/22)(d)	1,100	1,170,730
Petrorio Luxembourg SARL, 6.13%, 06/09/26 (Call 06/09/24)(d)	400	402,384
Phillips 66
0.90%, 02/15/24 (Call 02/15/22)	175	174,402
1.30%, 02/15/26 (Call 01/15/26)	145	142,806
3.70%, 04/06/23	440	458,458
3.85%, 04/09/25 (Call 03/09/25)	626	674,922
Pioneer Natural Resources Co.
0.55%, 05/15/23	975	971,870
0.75%, 01/15/24 (Call 01/15/22)	632	628,176
1.13%, 01/15/26 (Call 12/15/25)	160	156,707
Precision Drilling Corp., 7.13%, 01/15/26 (Call 11/15/21)(b)	175	180,028
Puma International Financing SA
5.00%, 01/24/26 (Call 11/09/21)(b)	200	201,310
5.13%, 10/06/24 (Call 04/06/22)(b)	200	201,484
Qatar Petroleum, 1.38%, 09/12/26 (Call 08/12/26)(d)	400	394,904
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)	440	459,844
5.00%, 08/15/22 (Call 05/15/22)(c)	175	177,790
5.00%, 03/15/23 (Call 12/15/22)	275	282,645
9.25%, 02/01/26 (Call 02/01/22)	375	406,050
Reliance Industries Ltd., 4.13%, 01/28/25 (Call 01/28/22)(c)(d)	800	858,920
SA Global Sukuk Ltd.
0.95%, 06/17/24 (Call 05/17/24)(d)	200	197,892
1.60%, 06/17/26 (Call 05/17/26)(d)	600	592,350
Saka Energi Indonesia PT, 4.45%, 05/05/24 (Call 11/05/21)(d)	400	388,580
Saudi Arabian Oil Co.
1.25%, 11/24/23 (Call 10/24/23)(d)	200	200,772
1.63%, 11/24/25 (Call 10/24/25)(d)	1,000	995,240
2.88%, 04/16/24 (Call 04/16/22)(d)	1,400	1,454,810
SEPLAT Energy PLC, 7.75%, 04/01/26 (Call 04/01/23)(d)	600	618,876
Shelf Drilling Holdings Ltd., 8.25%, 02/15/25 (Call 02/15/22)	375	289,792
Shell International Finance BV
0.38%, 09/15/23	310	309,132
2.00%, 11/07/24 (Call 10/07/24)	729	750,710
2.25%, 01/06/23	715	729,851
2.38%, 04/06/25 (Call 03/06/25)	1,313	1,362,960
2.88%, 05/10/26	35	37,300
3.25%, 05/11/25	1,338	1,431,419
3.40%, 08/12/23	600	629,802
3.50%, 11/13/23 (Call 10/13/23)	914	965,403
Sinopec Capital 2013 Ltd., 3.13%, 04/24/23 (Call 04/24/22)(d)	600	617,724
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23 (Call 04/17/22)(d)	400	425,856
Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/24 (Call 04/10/22)(d)	400	431,168
Sinopec Group Overseas Development 2015 Ltd., 3.25%, 04/28/25 (Call 04/28/22)(d)	676	713,349

Security	Par (000)	Value

Oil & Gas (continued)
Sinopec Group Overseas Development 2018 Ltd.
1.45%, 01/08/26 (Call 12/08/25)	$600	$592,800
2.15%, 05/13/25 (Call 04/13/25)(d)	400	407,264
2.50%, 08/08/24 (Call 07/08/24)	600	621,222
2.50%, 11/12/24 (Call 10/12/24)	1,400	1,453,998
3.75%, 09/12/23 (Call 03/12/22)(d)	1,000	1,050,170
SK Innovation Co. Ltd., 4.13%, 07/13/23 (Call 01/13/22)(d)	200	208,470
SM Energy Co.
5.00%, 01/15/24 (Call 01/15/22)	150	149,300
5.63%, 06/01/25 (Call 12/01/21)(c)	175	175,523
6.75%, 09/15/26 (Call 03/15/22)	200	205,522
10.00%, 01/15/25 (Call 06/17/22)(b)	408	453,900
Southwestern Energy Co., 6.45%, 01/23/25 (Call 10/23/24)	435	474,037
Strathcona Resources Ltd., 6.88%, 08/01/26 (Call 08/01/23)(b)	250	248,543
Suncor Energy Inc.
2.80%, 05/15/23	1,188	1,223,699
3.10%, 05/15/25 (Call 04/15/25)	125	131,983
Talos Production Inc., 12.00%, 01/15/26 (Call 01/15/23)	330	358,509
Tap Rock Resources LLC, 7.00%, 10/01/26 (Call 10/01/23)(b)	145	149,295
Tecpetrol SA, 4.88%, 12/12/22 (Call 11/08/21)(d)	380	379,730
Tengizchevroil Finance Co. International Ltd.
2.63%, 08/15/25 (Call 05/15/25)(d)	800	812,776
4.00%, 08/15/26 (Call 02/15/22)(d)	200	214,250
TotalEnergies Capital Canada Ltd., 2.75%, 07/15/23	645	668,807
TotalEnergies Capital International SA
2.43%, 01/10/25 (Call 10/10/24)	558	578,640
2.70%, 01/25/23	610	626,159
3.70%, 01/15/24	819	870,622
3.75%, 04/10/24	756	809,510
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 01/15/22)(b)	254	250,483
Transocean Inc.
7.25%, 11/01/25 (Call 05/01/22)(b)	210	173,158
7.50%, 01/15/26 (Call 11/09/21)(b)	291	234,572
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 02/01/22)(b)	218	218,111
Transocean Sentry Ltd., 5.38%, 05/15/23 (Call 11/15/21)(b)	193	189,582
Trinidad Petroleum Holdings Ltd., 9.75%, 06/15/26 (Call 06/28/22)(d)	200	222,726
Tullow Oil PLC
7.00%, 03/01/25 (Call 11/29/21)(d)	400	350,504
10.25%, 05/15/26 (Call 11/15/21)(b)	710	746,380
10.25%, 05/15/26 (Call 11/15/21)(d)	200	210,248
Turkiye Petrol Rafinerileri AS, 4.50%, 10/18/24 (Call 04/18/22)(d)	400	396,856
Valero Energy Corp.
1.20%, 03/15/24	495	495,772
2.70%, 04/15/23	413	424,432
2.85%, 04/15/25 (Call 03/15/25)	1,349	1,411,081
3.65%, 03/15/25	73	78,444
Vantage Drilling International, 9.25%, 11/15/23 (Call 11/15/21)(b)	130	118,910
Vermilion Energy Inc., 5.63%, 03/15/25 (Call 11/29/21)(b)	160	161,005
W&T Offshore Inc., 9.75%, 11/01/23 (Call 05/01/22)(b)	300	292,017
Woodside Finance Ltd., 3.65%, 03/05/25 (Call 12/05/24)(b)	215	227,165

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
YPF SA
8.50%, 07/28/25 (Call 01/28/22)(d)	$750	$602,280
8.75%, 04/04/24 (Call 04/04/22)(d)	676	610,036

		124,835,403

Oil & Gas Services — 0.1%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc., 2.77%, 12/15/22 (Call 11/15/22)	1,280	1,308,685
COSL Singapore Capital Ltd., 1.88%, 06/24/25 (Call 05/24/25)(d)	800	790,296
CSI Compressco LP/CSI Compressco Finance Inc., 7.50%, 04/01/25 (Call 11/29/21)(b)	175	173,268
Exterran Energy Solutions LP/EES Finance Corp., 8.13%, 05/01/25 (Call 11/29/21)	175	169,549
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)	781	813,630
3.80%, 11/15/25 (Call 08/15/25)	155	168,859
KCA Deutag UK Finance PLC, 9.88%, 12/01/25 (Call 12/01/22)(b)	250	272,282
KLX Energy Services Holdings Inc., 11.50%, 11/01/25 (Call 05/01/22)(b)	125	72,061
Oceaneering International Inc., 4.65%, 11/15/24 (Call 11/15/21)	304	315,972
Schlumberger Finance Canada Ltd.
1.40%, 09/17/25 (Call 08/17/25)	275	275,649
2.65%, 11/20/22 (Call 10/20/22)(b)	385	392,712
Schlumberger Holdings Corp.
3.75%, 05/01/24 (Call 04/01/24)(b)	808	856,924
4.00%, 12/21/25 (Call 09/21/25)(b)	450	490,635
Schlumberger Investment SA, 3.65%, 12/01/23 (Call 09/01/23)	669	704,838
TechnipFMC PLC, 6.50%, 02/01/26 (Call 02/01/23)(b)	505	539,259
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24 (Call 04/15/22)(b)	151	154,198
Transocean Proteus Ltd., 6.25%, 12/01/24 (Call 11/29/21)(b)	179	180,529
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26 (Call 11/29/21)	370	382,269
Weatherford International Ltd., 11.00%, 12/01/24 (Call 12/01/21)(b)	973	1,014,352

		9,075,967

Packaging & Containers — 0.2%
Amcor Finance USA Inc., 3.63%, 04/28/26 (Call 01/28/26) .	100	107,960
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 08/15/26 (Call 08/15/22)(b)	620	632,555
5.25%, 04/30/25 (Call 04/30/22)(b)	400	415,020
Ball Corp.
4.00%, 11/15/23	515	541,615
4.88%, 03/15/26 (Call 12/15/25)	375	411,322
5.25%, 07/01/25	507	565,351
Berry Global Inc.
0.95%, 02/15/24 (Call 01/15/24)	1,160	1,153,748
1.57%, 01/15/26 (Call 12/15/25)	520	514,639
4.50%, 02/15/26 (Call 11/29/21)(b)	150	152,382
Brambles USA Inc., 4.13%, 10/23/25 (Call 07/25/25)(b)	105	114,369
Cascades Inc./Cascades USA Inc., 5.13%, 01/15/26 (Call 01/15/23)(b)	175	185,112
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 11/29/21)	465	479,592

Security	Par (000)	Value

Packaging & Containers (continued)
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 11/29/21)(b)	$350	$352,968
7.88%, 07/15/26 (Call 01/15/22)(b)	250	261,398
Graphic Packaging International LLC
1.51%, 04/15/26 (Call 03/15/26)(b)	745	737,468
4.13%, 08/15/24 (Call 05/15/24)	150	158,789
4.88%, 11/15/22 (Call 08/15/22)	150	154,431
LABL Inc., 6.75%, 07/15/26 (Call 07/15/22)(b)	350	362,712
Matthews International Corp., 5.25%, 12/01/25 (Call 11/29/21)(b)	100	102,772
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/24 (Call 11/29/21)(b)	750	750,772
7.25%, 04/15/25 (Call 11/29/21)(b)	700	678,258
8.50%, 04/15/24 (Call 11/29/21)(b)(c)	75	77,521
OI European Group BV, 4.00%, 03/15/23 (Call 12/15/22)(b)	160	163,374
Owens-Brockway Glass Container Inc.
5.38%, 01/15/25(b)	134	142,002
5.88%, 08/15/23(b)	360	379,253
6.38%, 08/15/25(b)	175	192,078
Packaging Corp. of America, 3.65%, 09/15/24 (Call 06/15/24)	142	151,670
Pactiv LLC, 7.95%, 12/15/25	165	183,899
Plastipak Holdings Inc., 6.25%, 10/15/25 (Call 04/15/22)(b)	200	203,630
Sealed Air Corp.
5.13%, 12/01/24 (Call 09/01/24)(b)	225	242,480
5.25%, 04/01/23 (Call 01/01/23)(b)	200	208,956
5.50%, 09/15/25 (Call 06/15/25)(b)	200	220,936
Silgan Holdings Inc.
1.40%, 04/01/26 (Call 03/01/26)(b)	210	204,704
4.75%, 03/15/25 (Call 11/29/21)	150	151,997
Trident TPI Holdings Inc.
6.63%, 11/01/25 (Call 05/01/22)(b)	100	101,548
9.25%, 08/01/24 (Call 02/01/22)(b)	185	193,897
Trivium Packaging Finance BV, 5.50%, 08/15/26 (Call 08/15/22)(b)	550	572,214
WestRock RKT LLC, 4.00%, 03/01/23 (Call 12/01/22)	350	362,334
WRKCo Inc.
3.00%, 09/15/24 (Call 07/15/24)	316	331,806
3.75%, 03/15/25 (Call 01/15/25)	525	565,372
4.65%, 03/15/26 (Call 01/15/26)	610	686,604

		14,169,508

Pharmaceuticals — 1.3%
AbbVie Inc.
2.30%, 11/21/22	1,606	1,635,599
2.60%, 11/21/24 (Call 10/21/24)	1,743	1,817,112
2.85%, 05/14/23 (Call 03/14/23)	1,070	1,101,308
2.90%, 11/06/22	1,295	1,325,290
3.20%, 11/06/22 (Call 09/06/22)	354	361,884
3.20%, 05/14/26 (Call 02/14/26)	1,000	1,065,270
3.60%, 05/14/25 (Call 02/14/25)	1,873	2,010,572
3.75%, 11/14/23 (Call 10/14/23)	932	985,842
3.80%, 03/15/25 (Call 12/15/24)	1,517	1,633,688
3.85%, 06/15/24 (Call 03/15/24)	555	592,285
AmerisourceBergen Corp.
3.25%, 03/01/25 (Call 12/01/24)	270	285,754
3.40%, 05/15/24 (Call 02/15/24)	459	483,221
AstraZeneca PLC
0.30%, 05/26/23	2,093	2,086,763
0.70%, 04/08/26 (Call 03/08/26)	645	625,624

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
3.38%, 11/16/25	$895	$967,871
3.50%, 08/17/23 (Call 07/17/23)	838	878,685
Bausch Health Americas Inc., 9.25%, 04/01/26 (Call 04/01/22)(b)	750	798,000
Bausch Health Companies Inc.
5.50%, 11/01/25 (Call 05/01/22)(b)	895	910,322
6.13%, 04/15/25 (Call 11/29/21)(b)	1,282	1,306,653
9.00%, 12/15/25 (Call 12/15/21)(b)	775	813,347
Bayer U.S. Finance II LLC
3.38%, 07/15/24 (Call 04/15/24)(b)	982	1,030,521
3.88%, 12/15/23 (Call 11/15/23)(b)	870	918,668
4.25%, 12/15/25 (Call 10/15/25)(b)	1,035	1,134,505
Bayer U.S. Finance LLC, 3.38%, 10/08/24(b)	860	908,771
Becton Dickinson and Co.
3.36%, 06/06/24 (Call 04/06/24)	764	805,562
3.73%, 12/15/24 (Call 09/15/24)	107	114,856
Bristol-Myers Squibb Co.
0.54%, 11/13/23 (Call 11/29/21)	206	205,778
2.75%, 02/15/23 (Call 01/15/23)	316	324,620
2.90%, 07/26/24 (Call 06/26/24)	1,354	1,424,909
3.20%, 06/15/26 (Call 04/15/26)	2,060	2,225,047
3.25%, 02/20/23 (Call 01/20/23)	578	597,629
3.25%, 11/01/23	193	203,104
3.63%, 05/15/24 (Call 02/15/24)	125	132,950
3.88%, 08/15/25 (Call 05/15/25)	510	556,527
Cardinal Health Inc.
3.08%, 06/15/24 (Call 04/15/24)	1,249	1,309,951
3.75%, 09/15/25 (Call 06/15/25)	521	562,909
Series 2016-CD2, 3.50%, 11/15/24 (Call 08/15/24)	374	397,715
Series 2021-4, 3.20%, 03/15/23	121	125,080
Cigna Corp.
0.61%, 03/15/24 (Call 03/15/22)	410	406,892
1.25%, 03/15/26 (Call 02/15/26)	345	341,222
3.00%, 07/15/23 (Call 05/16/23)	666	688,890
3.05%, 11/30/22 (Call 10/31/22)	584	598,764
3.25%, 04/15/25 (Call 01/15/25)	1,040	1,102,858
3.50%, 06/15/24 (Call 03/17/24)	565	598,906
3.75%, 07/15/23 (Call 06/15/23)	814	854,733
4.13%, 11/15/25 (Call 09/15/25)	286	314,614
4.50%, 02/25/26 (Call 11/27/25)	1,050	1,169,185
CVS Health Corp.
2.63%, 08/15/24 (Call 07/15/24)	761	792,049
2.75%, 12/01/22 (Call 09/01/22)	1,156	1,177,051
2.88%, 06/01/26 (Call 03/01/26)	100	105,242
3.00%, 08/15/26 (Call 06/15/26)	150	159,203
3.38%, 08/12/24 (Call 05/12/24)	559	591,819
3.70%, 03/09/23 (Call 02/09/23)	543	564,210
3.88%, 07/20/25 (Call 04/20/25)	1,521	1,651,198
4.00%, 12/05/23 (Call 09/05/23)	182	192,784
4.10%, 03/25/25 (Call 01/25/25)	465	505,915
4.75%, 12/01/22 (Call 09/01/22)	720	744,689
Elanco Animal Health Inc., 5.27%, 08/28/23 (Call 07/28/23)	390	415,389
EMD Finance LLC, 3.25%, 03/19/25 (Call 12/19/24)(b)	1,206	1,278,071
Endo Dac/Endo Finance LLC/Endo Finco Inc., 5.88%, 10/15/24 (Call 11/29/21)(b)	200	194,210
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	711	733,311
3.38%, 05/15/23	1,135	1,184,248
3.63%, 05/15/25	147	159,264

Security	Par (000)	Value

Pharmaceuticals (continued)
GlaxoSmithKline Capital PLC
0.53%, 10/01/23 (Call 10/01/22)	$453	$452,384
3.00%, 06/01/24 (Call 05/01/24)	1,005	1,057,682
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 09/01/22)(b)	300	322,167
Hikma Finance USA LLC, 3.25%, 07/09/25 (Call 01/09/22)(d)	200	207,676
Johnson & Johnson
0.55%, 09/01/25 (Call 08/01/25)	510	500,743
2.05%, 03/01/23 (Call 01/01/23)	690	702,972
2.45%, 03/01/26 (Call 12/01/25)	110	115,468
2.63%, 01/15/25 (Call 11/15/24)	354	371,516
3.38%, 12/05/23	94	99,557
Lannett Co. Inc., 7.75%, 04/15/26 (Call 04/15/23)(b)	230	212,504
McKesson Corp.
0.90%, 12/03/25 (Call 11/03/25)	55	53,733
1.30%, 08/15/26 (Call 07/15/26)	575	563,954
2.70%, 12/15/22 (Call 09/15/22)	478	486,762
2.85%, 03/15/23 (Call 12/15/22)	393	402,228
3.80%, 03/15/24 (Call 12/15/23)	457	484,790
Mead Johnson Nutrition Co., 4.13%, 11/15/25 (Call 08/15/25)	710	782,534
Merck & Co. Inc.
0.75%, 02/24/26 (Call 01/24/26)	150	146,931
2.75%, 02/10/25 (Call 11/10/24)	508	532,882
2.80%, 05/18/23	1,315	1,361,025
2.90%, 03/07/24 (Call 02/07/24)	826	865,045
Mylan Inc.
3.13%, 01/15/23(b)	278	285,834
4.20%, 11/29/23 (Call 08/29/23)	485	513,057
Novartis Capital Corp.
1.75%, 02/14/25 (Call 01/14/25)	305	311,091
3.00%, 11/20/25 (Call 08/20/25)	1,100	1,174,261
3.40%, 05/06/24	1,348	1,432,816
Owens & Minor Inc., 4.38%, 12/15/24 (Call 09/15/24)(c)	125	132,235
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (Call 11/15/22)(b)	210	215,741
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (Call 09/15/24)	500	529,640
4.38%, 03/15/26 (Call 12/15/25)	325	347,337
Pfizer Inc.
0.80%, 05/28/25 (Call 04/28/25)	781	772,432
2.95%, 03/15/24 (Call 02/15/24)	844	885,592
3.00%, 06/15/23	1,006	1,045,566
3.20%, 09/15/23 (Call 08/15/23)	638	667,718
3.40%, 05/15/24	491	522,561
PRA Health Sciences Inc., 2.88%, 07/15/26 (Call 07/15/23)(b)	300	303,021
Sanofi, 3.38%, 06/19/23 (Call 05/19/23)	636	663,990
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/23 (Call 07/23/23)	1,616	1,674,305
Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23 (Call 10/26/23)	865	925,818
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22	208	210,080
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/23	1,311	1,320,347
3.15%, 10/01/26	1,775	1,673,931
6.00%, 04/15/24 (Call 01/15/24)	600	630,852
7.13%, 01/31/25 (Call 10/31/24)	950	1,019,388

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Utah Acquisition Sub Inc., 3.95%, 06/15/26 (Call 03/15/26)	$1,020	$1,109,587
Viatris Inc., 1.65%, 06/22/25 (Call 12/22/21)(b)	399	400,169
Wyeth LLC, 6.45%, 02/01/24	389	437,158
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	868	891,028
4.50%, 11/13/25 (Call 08/13/25)	10	11,147

		81,018,164

Pipelines — 0.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 7.88%, 05/15/26 (Call 05/15/23)(b)	280	306,732
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.63%, 07/15/26 (Call 01/15/22)(b)	150	155,324
7.63%, 12/15/25 (Call 12/15/22)(b)	310	333,238
Boardwalk Pipelines LP
3.38%, 02/01/23 (Call 11/01/22)	116	118,735
4.95%, 12/15/24 (Call 09/15/24)	444	487,326
5.95%, 06/01/26 (Call 03/01/26)	50	58,076
Buckeye Partners LP
4.13%, 03/01/25 (Call 02/01/25)(b)	255	261,979
4.15%, 07/01/23 (Call 04/01/23)	250	258,697
4.35%, 10/15/24 (Call 07/15/24)	225	235,674
6.38%, 01/22/78 (Call 01/22/23)(a)	205	186,696
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25 (Call 10/02/24)	1,024	1,146,726
7.00%, 06/30/24 (Call 01/01/24)	545	610,449
CNPC Global Capital Ltd., 1.13%, 06/23/23 (Call 05/23/23)(d)	1,000	1,000,630
Columbia Pipeline Group Inc., 4.50%, 06/01/25 (Call 03/01/25)	141	155,271
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.75%, 04/01/25 (Call 11/29/21)	250	256,357
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	237	244,771
4.95%, 04/01/22 (Call 01/01/22)	125	125,638
5.38%, 07/15/25 (Call 04/15/25)	450	498,739
5.85%, 05/21/43 (Call 05/21/23)(a)(b)	283	268,983
Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 05/15/25 (Call 11/15/21)	100	102,260
Enable Midstream Partners LP, 3.90%, 05/15/24 (Call 02/15/24)	505	531,810
Enbridge Inc.
0.55%, 10/04/23	200	199,388
1.60%, 10/04/26 (Call 09/04/26)	460	457,263
2.50%, 01/15/25 (Call 12/15/24)	972	1,005,709
3.50%, 06/10/24 (Call 03/10/24)	322	340,573
4.00%, 10/01/23 (Call 07/01/23)	633	666,346
Energy Transfer LP
2.90%, 05/15/25 (Call 04/15/25)	931	972,513
3.45%, 01/15/23 (Call 10/15/22)	153	156,521
3.60%, 02/01/23 (Call 11/01/22)	346	355,294
3.90%, 07/15/26 (Call 04/15/26)	50	54,055
4.05%, 03/15/25 (Call 12/15/24)	620	664,200
4.25%, 03/15/23 (Call 12/15/22)	638	661,593
4.25%, 04/01/24 (Call 01/01/24)	338	358,882
4.50%, 04/15/24 (Call 03/15/24)	458	491,690
4.75%, 01/15/26 (Call 10/15/25)	120	132,751
4.90%, 02/01/24 (Call 11/01/23)	367	392,341
5.88%, 01/15/24 (Call 10/15/23)	481	522,727
5.95%, 12/01/25 (Call 09/01/25)	650	746,635

Security	Par (000)	Value

Pipelines (continued)
Series 5Y, 4.20%, 09/15/23 (Call 08/15/23)	$580	$611,685
Energy Transfer LP/Regency Energy Finance Corp., 4.50%, 11/01/23 (Call 08/01/23)	252	266,530
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	370	384,097
4.40%, 04/01/24 (Call 01/01/24)	275	287,383
4.85%, 07/15/26 (Call 04/15/26)	250	259,507
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	1,241	1,279,483
3.70%, 02/15/26 (Call 11/15/25)	15	16,287
3.75%, 02/15/25 (Call 11/15/24)	978	1,052,475
3.90%, 02/15/24 (Call 11/15/23)	297	314,865
EQM Midstream Partners LP
4.00%, 08/01/24 (Call 05/01/24)	250	259,550
4.75%, 07/15/23 (Call 06/15/23)	306	322,157
6.00%, 07/01/25 (Call 04/01/25)(b)	355	386,673
Florida Gas Transmission Co. LLC, 4.35%, 07/15/25 (Call 04/15/25)(b)	50	54,554
Genesis Energy LP/Genesis Energy Finance Corp.
5.63%, 06/15/24 (Call 12/15/21)	175	174,137
6.25%, 05/15/26 (Call 11/15/21)	185	179,137
6.50%, 10/01/25 (Call 04/01/22)	270	266,004
Gray Oak Pipeline LLC, 2.60%, 10/15/25 (Call 09/15/25)(b)	250	255,263
Gulfstream Natural Gas System LLC, 4.60%, 09/15/25 (Call 06/15/25)(b)	25	27,534
Hess Midstream Operations LP, 5.63%, 02/15/26 (Call 11/29/21)(b)	368	381,042
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	336	345,647
3.50%, 09/01/23 (Call 06/01/23)	349	363,452
4.15%, 02/01/24 (Call 11/01/23)	147	156,208
4.25%, 09/01/24 (Call 06/01/24)	591	637,600
4.30%, 05/01/24 (Call 02/01/24)	355	380,677
Kinder Morgan Inc.
3.15%, 01/15/23 (Call 12/15/22)	871	895,109
4.30%, 06/01/25 (Call 03/01/25)	558	610,022
5.63%, 11/15/23 (Call 08/15/23)(b)	879	951,113
Martin Midstream Partners LP/Martin Midstream Finance Corp., 11.50%, 02/28/25 (Call 02/15/22)(b)(c)	150	156,123
Midwest Connector Capital Co. LLC, 3.90%, 04/01/24 (Call 03/01/24)(b)	564	588,410
MPLX LP
1.75%, 03/01/26 (Call 02/01/26)	1,267	1,261,628
3.38%, 03/15/23 (Call 02/15/23)	388	401,134
3.50%, 12/01/22 (Call 11/01/22)	64	65,753
4.00%, 02/15/25 (Call 11/15/24)	74	79,729
4.50%, 07/15/23 (Call 04/15/23)	662	696,232
4.88%, 12/01/24 (Call 09/01/24)	681	747,718
4.88%, 06/01/25 (Call 03/01/25)	911	1,008,550
New Fortress Energy Inc.
6.50%, 09/30/26 (Call 03/31/23)(b)	775	753,633
6.75%, 09/15/25 (Call 09/15/22)(b)	635	618,769
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (Call 02/01/23)(b)	1,050	1,065,991
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 03/01/25 (Call 11/29/21)	250	215,305
7.50%, 11/01/23 (Call 05/01/22)	275	265,295
7.50%, 04/15/26 (Call 04/15/22)(c)	175	149,770

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Call 10/15/22)(b)	$260	$269,045
NuStar Logistics LP
5.75%, 10/01/25 (Call 07/01/25)	307	328,708
6.00%, 06/01/26 (Call 03/01/26)	250	266,645
ONEOK Inc.
2.75%, 09/01/24 (Call 08/01/24)	252	262,151
5.85%, 01/15/26 (Call 12/15/25)	485	564,356
7.50%, 09/01/23 (Call 06/01/23)	272	299,904
ONEOK Partners LP, 5.00%, 09/15/23 (Call 06/15/23)	82	87,251
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 05/15/23 (Call 11/15/21)	260	253,139
Phillips 66 Partners LP
2.45%, 12/15/24 (Call 11/15/24)	775	799,389
3.61%, 02/15/25 (Call 11/15/24)	312	331,378
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	1,234	1,305,165
3.85%, 10/15/23 (Call 07/15/23)	487	510,157
4.65%, 10/15/25 (Call 07/15/25)	1,180	1,295,640
Rattler Midstream LP, 5.63%, 07/15/25 (Call 07/15/22)(b)	250	261,445
Rockies Express Pipeline LLC, 3.60%, 05/15/25 (Call 04/15/25)(b)	220	229,117
Sabine Pass Liquefaction LLC
5.63%, 04/15/23 (Call 01/15/23)	575	607,723
5.63%, 03/01/25 (Call 12/01/24)	1,472	1,652,467
5.75%, 05/15/24 (Call 02/15/24)	840	925,529
Southeast Supply Header LLC, 4.25%, 06/15/24 (Call 03/15/24)(b)	200	208,074
Southern Gas Corridor CJSC, 6.88%, 03/24/26 (Call 03/24/22)(d)	1,000	1,172,250
Spectra Energy Partners LP
3.50%, 03/15/25 (Call 12/15/24)	86	91,617
4.75%, 03/15/24 (Call 12/15/23)	579	624,052
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
5.75%, 04/15/25 (Call 11/29/21)	100	89,203
8.50%, 10/15/26 (Call 10/15/23)(b)	155	156,034
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 7.50%, 10/01/25 (Call 10/01/22)(b)	310	335,228
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.88%, 04/15/26 (Call 11/29/21)	295	308,588
TC PipeLines LP, 4.38%, 03/13/25 (Call 12/13/24)(c)	277	300,725
TransCanada PipeLines Ltd.
1.00%, 10/12/24 (Call 09/12/24)	2,735	2,722,638
3.75%, 10/16/23 (Call 07/16/23)	543	570,259
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26 (Call 11/01/25)	549	676,308
Transportadora de Gas del Sur SA, 6.75%, 05/02/25 (Call 05/02/22)(d)	150	140,102
Western Midstream Operating LP
3.95%, 06/01/25 (Call 03/01/25)	250	263,415
4.35%, 02/01/25 (Call 01/01/25)	533	559,469
4.65%, 07/01/26 (Call 04/01/26)	225	243,736
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)	568	584,097
3.90%, 01/15/25 (Call 10/15/24)	581	623,268
4.00%, 09/15/25 (Call 06/15/25)	110	119,544
4.30%, 03/04/24 (Call 12/04/23)	500	534,500
4.50%, 11/15/23 (Call 08/15/23)	713	758,347

Security	Par (000)	Value

Pipelines (continued)
4.55%, 06/24/24 (Call 03/24/24)	$596	$645,164

		56,690,650

Real Estate — 0.6%
Agile Group Holdings Ltd.
5.75%, 01/02/25 (Call 01/02/23)(d)	800	625,720
7.88%, (Call 07/31/24)(a)(d)(e)	300	179,004
8.38%, (Call 12/04/23)(a)(d)(e)	200	118,850
Aldar Sukuk Ltd., 4.75%, 09/29/25 (Call 03/29/22)(d)	200	220,334
Arabian Centres Sukuk Ltd., 5.38%, 11/26/24 (Call 11/26/21)(d)	400	416,756
AT Securities BV, 5.25%, (Call 07/21/23)(a)(d)(e)	250	259,945
CBRE Services Inc., 4.88%, 03/01/26 (Call 12/01/25)	200	226,038
Central Plaza Development Ltd.
3.85%, 07/14/25 (Call 01/14/22)(d)	200	184,044
4.65%, 01/19/26 (Call 01/19/22)(d)	400	376,332
5.75%, (Call 11/14/24)(a)(d)(e)	200	171,794
China Evergrande Group
7.50%, 06/28/23 (Call 12/28/21)(d)(i)(k)	420	100,800
8.75%, 06/28/25 (Call 12/28/21)(d)(i)(k)	1,200	283,500
9.50%, 03/29/24 (Call 11/29/21)(d)(i)(k)	400	96,056
10.00%, 04/11/23 (Call 11/29/21)(d)(i)(k)	400	96,968
10.50%, 04/11/24 (Call 04/11/22)(d)(i)(k)	200	48,364
11.50%, 01/22/23 (Call 01/22/22)(d)(i)(k)	400	96,392
12.00%, 01/22/24 (Call 01/22/22)(d)(i)(k)	800	192,640
China Overseas Finance Cayman III Ltd., 5.38%, 10/29/23 (Call 04/29/22)(d)	300	321,561
China Overseas Finance Cayman V Ltd., Series A, 3.95%, 11/15/22 (Call 11/15/21)(d)	800	819,360
China Overseas Finance Cayman VI Ltd., 5.95%, 05/08/24 (Call 11/08/21)(d)	200	220,166
China Overseas Finance Cayman VII Ltd., 4.25%, 04/26/23	800	830,104
China Overseas Grand Oceans Finance IV Cayman Ltd., 2.45%, 02/09/26 (Call 11/09/25)(d)	200	196,478
China Resources Land Ltd.
3.75%, 08/26/24 (Call 02/26/22)(d)	600	632,076
3.75%, (Call 12/09/24)(a)(d)(e)	600	618,870
China SCE Group Holdings Ltd.
7.00%, 05/02/25 (Call 05/02/23)(d)	200	164,016
7.25%, 04/19/23 (Call 04/19/22)(d)	600	523,632
7.38%, 04/09/24 (Call 04/09/22)(d)	400	351,060
Chouzhou International Investment Ltd., 4.00%, 02/18/25 (Call 02/18/22)(d)	600	610,974
CIFI Holdings Group Co. Ltd.
5.95%, 10/20/25 (Call 07/20/23)(d)	400	388,024
6.00%, 07/16/25 (Call 01/16/22)(d)	400	389,980
6.45%, 11/07/24 (Call 11/07/22)(d)	200	195,986
Country Garden Holdings Co. Ltd.
3.13%, 10/22/25 (Call 09/22/25)(d)	200	186,012
4.20%, 02/06/26 (Call 02/06/24)(d)	800	756,360
4.75%, 01/17/23 (Call 11/29/21)(d)	200	197,980
5.13%, 01/17/25 (Call 01/17/22)(d)	600	588,750
5.40%, 05/27/25 (Call 05/27/23)(d)	600	592,392
6.15%, 09/17/25 (Call 09/17/23)(d)	400	401,700
6.50%, 04/08/24 (Call 04/08/22)(d)	400	404,936
7.25%, 04/08/26 (Call 04/08/23)(d)	400	412,000
8.00%, 01/27/24 (Call 03/27/22)(d)	700	720,867
CPI Property Group SA, 4.75%, 03/08/23 (Call 03/08/22)(d)	200	209,572

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate (continued)
Dar Al-Arkan Sukuk Co. Ltd.
6.75%, 02/15/25 (Call 02/15/22)(d)	$400	$421,884
6.88%, 03/21/23 (Call 03/21/22)(d)	450	468,378
DIFC Sukuk Ltd., 4.33%, 11/12/24 (Call 11/12/21)(d)	600	643,302
Easy Tactic Ltd.
5.88%, 02/13/23 (Call 11/29/21)(d)	400	243,248
8.13%, 02/27/23 (Call 11/29/21)(d)	600	364,224
11.75%, 08/02/23 (Call 02/02/22)(d)	200	122,342
Easy Trade Global Co.Ltd., 4.00%, 11/10/25 (Call 11/10/21)(d)	200	200,352
Elect Global Investments Ltd., 4.10%, (Call 06/03/25)(a)(d)(e)	400	403,272
EMG Sukuk Ltd., 4.56%, 06/18/24 (Call 12/18/21)(d)	600	637,686
Esic Sukuk Ltd., 3.94%, 07/30/24 (Call 01/30/22)(d)	400	414,812
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (Call 11/29/21)(b)	315	328,230
Franshion Brilliant Ltd.
3.20%, 04/09/26 (Call 04/09/22)(d)	400	384,180
4.00%, (Call 01/03/23)(a)(d)(e)	200	197,680
Fuqing Investment management Co., 3.25%, 06/23/25 (Call 12/23/21)(d)	200	191,750
GAIF Bond Issuer Pty Ltd., 3.40%, 09/30/26 (Call 06/30/26)(b)	172	184,269
GLP Pte Ltd., 3.88%, 06/04/25 (Call 12/04/21)(d)	400	416,100
Greenland Global Investment Ltd.
6.25%, 12/16/22 (Call 12/16/21)(d)	200	188,954
6.75%, 09/26/23 (Call 03/26/22)(d)	600	392,172
Greystar Real Estate Partners LLC, 5.75%, 12/01/25 (Call 11/29/21)(b)	40	40,693
Huafa 2019 I Co. Ltd., 4.25%, 07/03/24 (Call 01/03/22)(d)	400	412,164
Kaisa Group Holdings Ltd.
9.38%, 06/30/24 (Call 12/30/21)(d)	600	174,834
9.75%, 09/28/23 (Call 09/28/22)(d)	200	62,896
9.95%, 07/23/25 (Call 01/23/23)(d)	800	236,024
10.50%, 01/15/25 (Call 01/15/23)(d)	500	149,470
10.88%, 07/23/23 (Call 01/23/22)(d)	400	122,852
11.25%, 04/16/25 (Call 04/16/23)(d)	500	159,970
11.50%, 01/30/23 (Call 01/30/22)(d)	400	120,372
11.70%, 11/11/25 (Call 11/11/23)(d)	200	58,000
11.95%, 11/12/23 (Call 11/29/21)(d)	200	57,508
KWG Group Holdings Ltd.
5.88%, 11/10/24 (Call 11/16/21)(d)	450	351,698
7.88%, 09/01/23 (Call 03/01/22)(d)	400	329,640
Leading Affluence Ltd., 4.50%, 01/24/23 (Call 01/24/22)(d) .	200	204,720
MAF Global Securities Ltd., 4.75%, 05/07/24 (Call 11/07/21)(d)	600	646,374
Mitsui Fudosan Co. Ltd., 2.95%, 01/23/23 (Call 12/23/22)(b)	200	204,884
Newmark Group Inc., 6.13%, 11/15/23 (Call 10/15/23)	300	323,907
Panther Ventures Ltd., 3.80%, (Call 09/17/23)(d)(e)	400	391,088
Poly Developments and Holdings Group Co. Ltd., 4.75%, 09/17/23 (Call 03/17/22)(d)	200	208,918
Poly Real Estate Finance Ltd.
3.88%, 03/25/24 (Call 03/25/22)(d)	200	206,860
3.95%, 02/05/23 (Call 02/05/22)(d)	400	408,676
Realogy Group LLC/Realogy Co-Issuer Corp.
4.88%, 06/01/23 (Call 03/01/23)(b)	205	211,701
7.63%, 06/15/25 (Call 06/15/22)(b)	330	352,618
RKPF Overseas 2020 A Ltd., 5.20%, 01/12/26 (Call 01/12/24)(d)	400	350,388

Security	Par (000)	Value

Real Estate (continued)
Scenery Journey Ltd.
12.00%, 10/24/23 (Call 01/24/22)(d)(i)(k)	$600	$123,894
13.00%, 11/06/22 (Call 11/29/21)(d)(i)(k)	200	43,982
13.75%, 11/06/23 (Call 11/29/21)(d)(i)(k)	200	43,922
Shimao Group Holdings Ltd.
3.98%, 09/16/23	200	185,542
5.20%, 01/30/25 (Call 01/30/22)(d)	300	276,210
5.60%, 07/15/26 (Call 07/15/23)(d)	400	368,928
6.13%, 02/21/24 (Call 02/21/22)(d)	600	565,896
Shui On Development Holding Ltd.
5.75%, 11/12/23 (Call 11/29/21)(d)	400	387,220
6.15%, 08/24/24 (Call 08/24/22)(d)	600	573,066
Sinochem Offshore Capital Co. Ltd., 3.00%, (Call 10/29/23)(a)(d)(e)	400	405,292
Sino-Ocean Land Treasure Finance I Ltd., 6.00%, 07/30/24 (Call 01/30/22)(d)	400	411,768
Sino-Ocean Land Treasure IV Ltd., 3.25%, 05/05/26 (Call 02/05/26)(d)	400	363,340
Sun Hung Kai Properties Capital Market Ltd., 3.63%, 01/16/23 (Call 01/16/22)(d)	600	617,838
Sunac China Holdings Ltd.
5.95%, 04/26/24 (Call 01/26/23)(d)	200	144,454
6.50%, 07/09/23 (Call 07/09/22)(d)	700	542,528
6.50%, 01/10/25 (Call 01/10/23)(d)	600	429,294
6.50%, 01/26/26 (Call 01/26/24)(d)	400	284,132
6.65%, 08/03/24 (Call 08/03/22)(d)	200	143,978
7.00%, 07/09/25 (Call 07/09/23)(d)	400	284,240
7.95%, 10/11/23 (Call 04/11/22)(d)	400	305,992
8.35%, 04/19/23 (Call 11/29/21)(d)	200	154,712
Swire Properties MTN Financing Ltd., 3.63%, 01/13/26 (Call 01/13/22)(d)	600	640,290
Times China Holdings Ltd.
6.75%, 07/16/23 (Call 07/16/22)(d)	400	327,620
6.75%, 07/08/25 (Call 07/08/23)(d)	400	312,680
Vanke Real Estate Hong Kong Co. Ltd.
1.68%, 05/25/23 (Call 11/26/21), (3 mo. LIBOR US + 1.550%)(a)(d)	300	299,295
3.15%, 05/12/25 (Call 11/12/21)(d)	200	203,010
4.15%, 04/18/23 (Call 04/18/22)(d)	400	412,156
4.20%, 06/07/24 (Call 12/07/21)(d)	200	209,826
5.35%, 03/11/24 (Call 03/11/22)(d)	810	869,373
Wanda Properties International Co. Ltd., 7.25%, 01/29/24 (Call 01/29/22)(d)	200	190,280
Westwood Group Holdings Ltd., 2.80%, 01/20/26 (Call 01/20/22)(d)	600	585,762
WeWork Companies Inc., 7.88%, 05/01/25(b)	275	278,765
Wharf REIC Finance BVI Ltd.
2.38%, 05/07/25 (Call 11/07/21)(d)	400	405,000
2.50%, 09/16/24 (Call 03/16/22)(d)	400	410,560
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26 (Call 05/20/24)(d)	400	388,860
Yuzhou Group Holdings Co. Ltd.
6.00%, 10/25/23 (Call 04/25/22)(d)	300	158,325
7.38%, 01/13/26 (Call 01/13/24)(d)	400	180,520
8.38%, 10/30/24 (Call 10/30/22)(d)	200	99,512
8.50%, 02/04/23 (Call 02/04/22)(d)	200	105,026

		39,148,571

Real Estate Investment Trusts — 0.9%
Alexandria Real Estate Equities Inc. 3.45%, 04/30/25 (Call 02/28/25)	492	528,708

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.80%, 04/15/26 (Call 02/15/26)	$4	$4,380
4.30%, 01/15/26 (Call 10/15/25)	110	121,716
American Campus Communities Operating Partnership LP
3.75%, 04/15/23 (Call 01/15/23)	83	86,029
4.13%, 07/01/24 (Call 04/01/24)	270	290,587
American Tower Corp.
0.60%, 01/15/24	340	337,586
1.30%, 09/15/25 (Call 08/15/25)	135	134,148
1.45%, 09/15/26 (Call 08/15/26)	510	502,396
1.60%, 04/15/26 (Call 03/15/26)	1,967	1,957,657
2.40%, 03/15/25 (Call 02/15/25)	338	348,742
2.95%, 01/15/25 (Call 12/15/24)	437	457,919
3.00%, 06/15/23	398	412,579
3.38%, 05/15/24 (Call 04/15/24)	512	540,728
3.50%, 01/31/23	505	522,917
4.00%, 06/01/25 (Call 03/01/25)	121	130,886
4.40%, 02/15/26 (Call 11/15/25)	85	94,020
5.00%, 02/15/24	686	747,315
AvalonBay Communities Inc.
3.45%, 06/01/25 (Call 03/03/25)	401	429,607
3.50%, 11/15/24 (Call 08/15/24)	277	296,279
3.50%, 11/15/25 (Call 08/15/25)	70	75,410
4.20%, 12/15/23 (Call 09/16/23)	194	206,618
Blackstone Mortgage Trust Inc., 3.75%, 01/15/27 (Call 10/15/26)(b)	200	198,852
Boston Properties LP
3.13%, 09/01/23 (Call 06/01/23)	216	224,035
3.20%, 01/15/25 (Call 10/15/24)	870	917,050
3.65%, 02/01/26 (Call 11/03/25)	145	156,467
3.80%, 02/01/24 (Call 11/01/23)	441	465,621
Brandywine Operating Partnership LP
3.95%, 02/15/23 (Call 11/15/22)	14	14,461
4.10%, 10/01/24 (Call 07/01/24)	155	165,621
Brixmor Operating Partnership LP
3.65%, 06/15/24 (Call 04/15/24)	205	217,370
3.85%, 02/01/25 (Call 11/01/24)	260	278,585
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26 (Call 05/15/22)(b)	500	517,075
Camden Property Trust, 2.95%, 12/15/22 (Call 09/15/22)	121	123,369
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	979	1,022,957
Columbia Property Trust Operating Partnership LP, 4.15%, 04/01/25 (Call 01/01/25)	217	232,687
Corporate Office Properties LP
2.25%, 03/15/26 (Call 02/15/26)	500	507,530
5.00%, 07/01/25 (Call 04/01/25)	35	38,705
Crown Castle International Corp.
1.05%, 07/15/26 (Call 06/15/26)	1,185	1,147,554
1.35%, 07/15/25 (Call 06/15/25)	260	258,856
3.15%, 07/15/23 (Call 06/15/23)	590	612,821
3.20%, 09/01/24 (Call 07/01/24)	535	563,751
3.70%, 06/15/26 (Call 03/15/26)	410	443,218
4.45%, 02/15/26 (Call 11/15/25)	160	177,026
CubeSmart LP
4.00%, 11/15/25 (Call 08/15/25)	82	88,927
4.38%, 12/15/23 (Call 09/15/23)	98	104,335
CyrusOne LP/CyrusOne Finance Corp., 2.90%, 11/15/24 (Call 10/15/24)	1,271	1,325,323
Digital Realty Trust LP, 4.75%, 10/01/25 (Call 07/01/25)	104	116,270

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Diversified Healthcare Trust
4.75%, 05/01/24 (Call 11/01/23)	$175	$180,898
9.75%, 06/15/25 (Call 06/15/22)	460	499,684
Duke Realty LP, 3.75%, 12/01/24 (Call 09/01/24)	202	216,635
EPR Properties, 4.50%, 04/01/25 (Call 01/01/25)	460	492,766
Equinix Inc.
1.00%, 09/15/25 (Call 08/15/25)	1,035	1,013,989
1.25%, 07/15/25 (Call 06/15/25)	115	114,042
1.45%, 05/15/26 (Call 04/15/26)	1,195	1,180,947
2.63%, 11/18/24 (Call 10/18/24)	657	682,380
ERP Operating LP, 3.00%, 04/15/23 (Call 01/15/23)	195	200,657
Essex Portfolio LP
3.25%, 05/01/23 (Call 02/01/23)	272	280,631
3.50%, 04/01/25 (Call 01/01/25)	135	143,863
3.88%, 05/01/24 (Call 02/01/24)	25	26,546
Federal Realty Investment Trust, 3.95%, 01/15/24 (Call 10/15/23)	55	58,188
GEO Group Inc. (The)
5.13%, 04/01/23 (Call 04/01/22)(c)	150	144,573
5.88%, 10/15/24 (Call 04/15/22)(c)	50	45,180
GLP Capital LP/GLP Financing II Inc.
3.35%, 09/01/24 (Call 03/01/22)	810	849,244
5.25%, 06/01/25 (Call 03/01/25)	700	777,315
5.38%, 11/01/23 (Call 08/01/23)	617	662,578
5.38%, 04/15/26 (Call 01/15/26)	745	840,881
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/26 (Call 03/15/26)(b)	500	498,560
6.00%, 04/15/25 (Call 04/15/22)(b)	255	265,616
Healthpeak Properties Inc., 4.00%, 06/01/25 (Call 03/01/25)	375	406,800
Host Hotels & Resorts LP
3.88%, 04/01/24 (Call 02/01/24)	277	291,875
Series D, 3.75%, 10/15/23 (Call 07/15/23)	433	451,489
Series E, 4.00%, 06/15/25 (Call 03/15/25)	65	69,292
Series F, 4.50%, 02/01/26 (Call 11/01/25)	505	548,238
iStar Inc.
4.25%, 08/01/25 (Call 05/01/25)	275	282,904
4.75%, 10/01/24 (Call 07/01/24)	383	405,011
5.50%, 02/15/26 (Call 08/15/22)	200	208,240
Kilroy Realty LP, 3.45%, 12/15/24 (Call 09/15/24)	300	317,931
Kimco Realty Corp.
2.70%, 03/01/24 (Call 01/01/24)	448	463,747
3.13%, 06/01/23 (Call 03/01/23)	170	175,404
3.30%, 02/01/25 (Call 12/01/24)	127	134,362
3.40%, 11/01/22 (Call 09/01/22)	189	193,339
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/25 (Call 04/01/22)(b)	175	177,249
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)	200	217,008
4.63%, 06/15/25 (Call 03/15/25)(b)	425	457,453
5.63%, 05/01/24 (Call 02/01/24)	515	558,899
Mid-America Apartments LP
1.10%, 09/15/26 (Call 08/15/26)	295	287,548
3.75%, 06/15/24 (Call 12/15/21)	60	63,791
4.30%, 10/15/23 (Call 07/15/23)	252	266,871
MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 08/01/26 (Call 02/01/22)	250	257,785
National Retail Properties Inc., 3.90%, 06/15/24 (Call 03/15/24)	341	362,981

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
New Residential Investment Corp., 6.25%, 10/15/25 (Call 10/15/22)(b)	$275	$275,674
Office Properties Income Trust
2.65%, 06/15/26 (Call 05/15/26)	150	150,077
4.25%, 05/15/24 (Call 02/15/24)	20	21,084
4.50%, 02/01/25 (Call 11/01/24)	370	393,580
Omega Healthcare Investors Inc.
4.38%, 08/01/23 (Call 06/01/23)	298	313,728
4.50%, 01/15/25 (Call 10/15/24)	63	68,103
4.95%, 04/01/24 (Call 01/01/24)	105	113,286
5.25%, 01/15/26 (Call 10/15/25)	565	634,800
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.50%, 06/01/25 (Call 06/01/22)(b)	275	292,121
Piedmont Operating Partnership LP, 3.40%, 06/01/23 (Call 03/01/23)	24	24,752
Public Storage, 0.88%, 02/15/26 (Call 01/15/26)	260	254,771
Realty Income Corp.
0.75%, 03/15/26 (Call 02/15/26)	675	654,014
3.88%, 07/15/24 (Call 04/15/24)	104	111,284
3.88%, 04/15/25 (Call 02/15/25)	63	68,415
4.65%, 08/01/23 (Call 05/01/23)	414	439,142
RLJ Lodging Trust LP, 3.75%, 07/01/26 (Call 07/01/23)(b)	255	257,581
Sabra Health Care LP, 5.13%, 08/15/26 (Call 05/15/26)	100	110,994
SBA Communications Corp., 4.88%, 09/01/24 (Call 03/01/22)	466	471,820
Scentre Group Trust 1/Scentre Group Trust 2
3.25%, 10/28/25 (Call 04/28/22)(b)	100	105,639
3.50%, 02/12/25 (Call 02/12/22)(b)	502	531,066
3.63%, 01/28/26 (Call 12/28/25)(b)	300	322,332
Service Properties Trust
4.35%, 10/01/24 (Call 09/01/24)	420	423,247
4.50%, 06/15/23 (Call 12/15/22)	255	260,704
4.50%, 03/15/25 (Call 09/15/24)	180	180,054
4.65%, 03/15/24 (Call 09/15/23)	255	257,420
4.75%, 10/01/26 (Call 08/01/26)	225	222,824
5.00%, 08/15/22 (Call 02/15/22)	379	380,796
5.25%, 02/15/26 (Call 08/15/25)	180	181,876
7.50%, 09/15/25 (Call 06/15/25)	405	447,918
Simon Property Group LP
1.38%, 01/15/27 (Call 10/15/26)	500	491,080
2.00%, 09/13/24 (Call 06/13/24)	916	939,834
2.75%, 06/01/23 (Call 03/01/23)	299	307,635
3.30%, 01/15/26 (Call 10/15/25)	685	735,334
3.38%, 10/01/24 (Call 07/01/24)	394	418,625
3.50%, 09/01/25 (Call 06/01/25)	430	463,144
3.75%, 02/01/24 (Call 11/01/23)	263	278,075
SITE Centers Corp.
3.63%, 02/01/25 (Call 11/01/24)	362	380,516
4.25%, 02/01/26 (Call 11/01/25)	205	220,340
Starwood Property Trust Inc.
3.63%, 07/15/26 (Call 01/15/26)(b)	195	195,064
4.75%, 03/15/25 (Call 09/15/24)	250	262,723
5.50%, 11/01/23 (Call 08/01/23)(b)	170	178,435
Trust Fibra Uno
5.25%, 12/15/24 (Call 09/15/24)(d)	400	436,160
5.25%, 01/30/26 (Call 10/30/25)(d)	400	438,524
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC
7.13%, 12/15/24 (Call 12/15/21)(b)	340	348,619
7.88%, 02/15/25 (Call 02/15/22)(b)	1,185	1,247,532

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Ventas Realty LP
2.65%, 01/15/25 (Call 12/15/24)	$225	$233,665
3.50%, 04/15/24 (Call 03/15/24)	561	593,678
3.50%, 02/01/25 (Call 11/01/24)	259	275,040
3.75%, 05/01/24 (Call 02/01/24)	372	393,066
4.13%, 01/15/26 (Call 10/15/25)	165	180,621
VEREIT Operating Partnership LP
4.60%, 02/06/24 (Call 11/06/23)	490	525,084
4.63%, 11/01/25 (Call 09/01/25)	250	278,788
4.88%, 06/01/26 (Call 03/01/26)	55	62,171
VICI Properties LP/VICI Note Co. Inc., 3.50%, 02/15/25 (Call 02/15/22)(b)	380	387,182
Vornado Realty LP
2.15%, 06/01/26 (Call 05/01/26)	1,025	1,032,544
3.50%, 01/15/25 (Call 11/15/24)	60	63,339
WEA Finance LLC/Westfield UK & Europe Finance PLC, 3.75%, 09/17/24 (Call 06/17/24)(b)	560	592,077
Welltower Inc.
3.63%, 03/15/24 (Call 02/15/24)	845	896,291
4.00%, 06/01/25 (Call 03/01/25)	844	914,617
4.25%, 04/01/26 (Call 01/01/26)	30	33,193
4.50%, 01/15/24 (Call 10/15/23)	168	179,290
WP Carey Inc., 4.60%, 04/01/24 (Call 01/01/24)	88	94,594
XHR LP, 6.38%, 08/15/25 (Call 08/15/22)(b)	255	269,010
Yuexiu REIT MTN Co. Ltd., 2.65%, 02/02/26 (Call 02/02/22)(d)	400	388,912

		56,621,987

Retail — 0.6%
1011778 BC ULC/New Red Finance Inc., 5.75%, 04/15/25 (Call 04/15/22)(b)	305	318,048
7-Eleven Inc.
0.63%, 02/10/23 (Call 02/10/22)(b)	970	968,458
0.80%, 02/10/24 (Call 02/10/22)(b)	1,439	1,430,970
0.95%, 02/10/26 (Call 01/10/26)(b)	1,450	1,410,052
99 Escrow Issuer Inc., 7.50%, 01/15/26 (Call 01/15/23)(b)(c)	230	209,192
Abercrombie & Fitch Management Co., 8.75%, 07/15/25 (Call 07/15/22)(b)	200	216,102
AutoNation Inc.
3.50%, 11/15/24 (Call 09/15/24)	383	406,447
4.50%, 10/01/25 (Call 07/01/25)	69	75,723
AutoZone Inc.
2.88%, 01/15/23 (Call 10/15/22)	202	206,286
3.13%, 07/15/23 (Call 04/15/23)	83	85,958
3.13%, 04/18/24 (Call 03/18/24)	552	579,241
3.13%, 04/21/26 (Call 01/21/26)	175	186,216
3.25%, 04/15/25 (Call 01/15/25)	69	73,053
3.63%, 04/15/25 (Call 03/15/25)	485	520,909
Bath & Body Works Inc., 9.38%, 07/01/25(b)	250	311,163
Bed Bath & Beyond Inc., 3.75%, 08/01/24 (Call 05/01/24)	145	147,825
Brinker International Inc.
3.88%, 05/15/23	150	154,256
5.00%, 10/01/24 (Call 07/01/24)(b)	175	185,371
Caleres Inc., 6.25%, 08/15/23 (Call 02/15/22)	41	41,081
Carvana Co., 5.63%, 10/01/25 (Call 10/01/22)(b)	255	260,643
CEC Entertainment LLC, 6.75%, 05/01/26 (Call 05/01/23)(b)	330	329,891
Costco Wholesale Corp., 2.75%, 05/18/24 (Call 03/18/24)	473	495,113
Dave & Buster’s Inc., 7.63%, 11/01/25 (Call 11/01/22)(b)	250	268,368
Dollar General Corp., 3.25%, 04/15/23 (Call 01/15/23)	622	641,431

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Dollar Tree Inc.
3.70%, 05/15/23 (Call 04/15/23)	$1,236	$1,288,481
4.00%, 05/15/25 (Call 03/15/25)	320	346,592
eG Global Finance PLC
6.75%, 02/07/25 (Call 11/15/21)(b)	350	358,505
8.50%, 10/30/25 (Call 04/30/22)(b)	300	312,534
Ferrellgas LP/Ferrellgas Finance Corp., 5.38%, 04/01/26 (Call 04/01/23)(b)	325	316,488
Future Retail Ltd., 5.60%, 01/22/25 (Call 01/22/22)(d)	200	119,048
Golden Nugget Inc.
6.75%, 10/15/24 (Call 04/15/22)(b)	640	642,355
8.75%, 10/01/25 (Call 04/01/22)(b)	325	336,089
Guitar Center Inc., 8.50%, 01/15/26 (Call 01/15/23)(b)	145	154,985
Haidilao International Holding Ltd., 2.15%, 01/14/26 (Call 01/14/22)(d)	400	380,284
Home Depot Inc. (The)
2.70%, 04/01/23 (Call 01/01/23)	694	712,398
3.00%, 04/01/26 (Call 01/01/26)	95	101,496
3.35%, 09/15/25 (Call 06/15/25)	324	348,919
3.75%, 02/15/24 (Call 11/15/23)	611	648,185
IRB Holding Corp.
6.75%, 02/15/26 (Call 04/15/22)(b)	250	255,845
7.00%, 06/15/25 (Call 06/15/22)(b)	385	407,854
Lowe’s Companies Inc.
3.13%, 09/15/24 (Call 06/15/24)	540	570,062
3.38%, 09/15/25 (Call 06/15/25)	281	301,890
3.88%, 09/15/23 (Call 06/15/23)	81	85,213
4.00%, 04/15/25 (Call 03/15/25)	1,270	1,382,776
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/26 (Call 02/15/23)(b)	350	354,634
Macy’s Retail Holdings LLC
2.88%, 02/15/23 (Call 11/15/22)	270	273,151
3.63%, 06/01/24 (Call 03/01/24)(c)	281	290,287
McDonald’s Corp.
1.45%, 09/01/25 (Call 08/01/25)	480	482,803
3.25%, 06/10/24	37	39,220
3.30%, 07/01/25 (Call 01/01/22)	839	895,842
3.35%, 04/01/23 (Call 03/01/23)	986	1,022,778
3.38%, 05/26/25 (Call 02/26/25)	573	612,548
3.70%, 01/30/26 (Call 10/30/25)	60	65,223
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (Call 04/01/23)(b)	550	577,571
O’Reilly Automotive Inc.
3.55%, 03/15/26 (Call 12/15/25)	15	16,251
3.85%, 06/15/23 (Call 03/15/23)	141	147,084
Party City Holdings Inc., 8.75%, 02/15/26 (Call 08/15/23)(b)	390	399,836
Penske Automotive Group Inc., 3.50%, 09/01/25 (Call 09/01/22)	285	292,655
QVC Inc.
4.38%, 03/15/23	376	390,423
4.45%, 02/15/25 (Call 11/15/24)	302	323,511
4.85%, 04/01/24	354	379,460
Rite Aid Corp., 7.50%, 07/01/25 (Call 07/01/22)(b)	300	301,497
Ross Stores Inc., 4.60%, 04/15/25 (Call 03/15/25)	761	840,951
Sally Holdings LLC/Sally Capital Inc.
5.63%, 12/01/25 (Call 11/29/21)	25	25,542
8.75%, 04/30/25 (Call 04/30/22)(b)	80	85,904
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/25 (Call 11/28/22)(b)	200	202,676

Security	Par (000)	Value

Retail (continued)
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26 (Call 09/30/22)(b)	$370	$385,314
Staples Inc., 7.50%, 04/15/26 (Call 04/15/22)(b)	1,020	1,032,985
Starbucks Corp.
2.45%, 06/15/26 (Call 03/15/26)	60	62,542
3.10%, 03/01/23 (Call 02/01/23)	726	748,637
3.80%, 08/15/25 (Call 06/15/25)	576	625,726
3.85%, 10/01/23 (Call 07/01/23)	566	595,964
Target Corp.
2.25%, 04/15/25 (Call 03/15/25)	1,381	1,432,939
2.50%, 04/15/26	5	5,283
3.50%, 07/01/24	737	788,818
TJX Companies Inc. (The), 2.50%, 05/15/23 (Call 02/15/23)	224	229,728
TPro Acquisition Corp., 11.00%, 10/15/24 (Call 04/15/22)(b)	150	163,316
Walgreens Boots Alliance Inc.
3.45%, 06/01/26 (Call 03/01/26)	400	428,764
3.80%, 11/18/24 (Call 08/18/24)	177	189,833
Walmart Inc.
2.35%, 12/15/22 (Call 11/15/22)	310	316,470
2.55%, 04/11/23 (Call 01/11/23)	836	857,778
3.30%, 04/22/24 (Call 01/22/24)	680	718,889
White Cap Parent LLC, 8.25%, 03/15/26 (Call 03/15/22), (9.00% PIK)(b)(g)	165	166,746
Yum! Brands Inc.
3.88%, 11/01/23 (Call 08/01/23)	195	204,389
7.75%, 04/01/25 (Call 04/01/22)(b)	295	313,791

		35,879,555

Savings & Loans — 0.1%
Nationwide Building Society
1.00%, 08/28/25(b)	250	245,725
1.50%, 10/13/26(b)	1,000	984,060
2.00%, 01/27/23(b)	1,050	1,069,099
3.77%, 03/08/24 (Call 03/08/23)(a)(b)	335	347,686
4.00%, 09/14/26(b)	250	271,748
4.36%, 08/01/24 (Call 08/01/23)(a)(b)	395	417,697
People’s United Financial Inc., 3.65%, 12/06/22 (Call 09/06/22)	742	759,712

		4,095,727

Semiconductors — 0.4%
Altera Corp., 4.10%, 11/15/23	60	64,052
ams AG, 7.00%, 07/31/25 (Call 07/31/22)(b)	200	212,146
Analog Devices Inc., 2.95%, 04/01/25 (Call 03/01/25)	171	180,723
Applied Materials Inc., 3.90%, 10/01/25 (Call 07/01/25)	75	82,101
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.13%, 01/15/25 (Call 11/15/24)	529	555,535
3.63%, 01/15/24 (Call 11/15/23)	739	778,034
Broadcom Inc.
3.15%, 11/15/25 (Call 10/15/25)	935	987,201
3.46%, 09/15/26 (Call 07/15/26)	100	106,732
3.63%, 10/15/24 (Call 09/15/24)	1,282	1,369,817
4.25%, 04/15/26 (Call 02/15/26)	55	60,485
4.70%, 04/15/25 (Call 03/15/25)	608	671,238
Intel Corp.
2.70%, 12/15/22	470	481,736
2.88%, 05/11/24 (Call 03/11/24)	791	829,775
3.40%, 03/25/25 (Call 02/25/25)	1,835	1,966,496
3.70%, 07/29/25 (Call 04/29/25)	316	342,923

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
KLA Corp., 4.65%, 11/01/24 (Call 08/01/24)	$811	$888,159
Lam Research Corp.
3.75%, 03/15/26 (Call 01/15/26)	165	180,932
3.80%, 03/15/25 (Call 12/15/24)	21	22,658
Marvell Technology Inc.
1.65%, 04/15/26 (Call 03/15/26)	1,045	1,037,027
4.20%, 06/22/23 (Call 05/22/23)(b)	323	338,779
Maxim Integrated Products Inc., 3.38%, 03/15/23 (Call 03/15/22)	25	25,820
Microchip Technology Inc.
0.97%, 02/15/24(b)	202	200,843
0.98%, 09/01/24(b)	946	936,899
2.67%, 09/01/23	299	308,359
4.25%, 09/01/25 (Call 09/01/22)	625	649,862
4.33%, 06/01/23 (Call 05/01/23)	447	469,971
Micron Technology Inc.
2.50%, 04/24/23	585	600,157
4.64%, 02/06/24 (Call 02/06/22)	462	498,530
NVIDIA Corp., 0.58%, 06/14/24 (Call 12/14/21)	690	686,398
NXP BV/NXP Funding LLC
4.63%, 06/01/23(b)	465	491,923
4.88%, 03/01/24 (Call 02/01/24)(b)	684	740,218
5.35%, 03/01/26 (Call 01/01/26)(b)	100	114,237
NXP BV/NXP Funding LLC/NXP USA Inc.
2.70%, 05/01/25 (Call 04/01/25)(b)	283	293,839
3.88%, 06/18/26 (Call 04/18/26)(b)	205	223,354
QUALCOMM Inc.
2.60%, 01/30/23 (Call 12/30/22)	618	633,197
2.90%, 05/20/24 (Call 03/20/24)	877	920,710
3.45%, 05/20/25 (Call 02/20/25)	548	588,333
SK Hynix Inc.
1.00%, 01/19/24 (Call 01/19/22)(d)	200	198,442
1.50%, 01/19/26 (Call 01/19/22)(c)(d)	400	391,912
3.00%, 09/17/24 (Call 03/17/22)(d)	600	625,596
Skyworks Solutions Inc.
0.90%, 06/01/23 (Call 06/01/22)	500	500,115
1.80%, 06/01/26 (Call 05/01/26)	100	100,112
Texas Instruments Inc.
1.13%, 09/15/26 (Call 08/15/26)	130	129,038
1.38%, 03/12/25 (Call 02/12/25)	569	573,962
2.25%, 05/01/23 (Call 02/01/23)	17	17,364
2.63%, 05/15/24 (Call 03/15/24)	182	189,664
TSMC Global Ltd.
0.75%, 09/28/25 (Call 08/28/25)(d)	1,200	1,164,444
1.25%, 04/23/26 (Call 03/23/26)(d)	200	196,726
Xilinx Inc., 2.95%, 06/01/24 (Call 04/01/24)	421	440,185

		24,066,759

Shipbuilding — 0.0%
CSSC Capital Ltd. Co., 2.50%, 02/13/25 (Call 02/13/22)(d)	400	403,796
Huntington Ingalls Industries Inc.
0.67%, 08/16/23 (Call 08/16/22)(b)	150	149,527
3.84%, 05/01/25 (Call 04/01/25)	161	173,098

		726,421

Software — 0.6%
Adobe Inc.
1.70%, 02/01/23	672	682,658
1.90%, 02/01/25 (Call 01/01/25)	777	796,091
3.25%, 02/01/25 (Call 11/01/24)	410	436,125
Ascend Learning LLC 6.88%, 08/01/25 (Call 02/01/22)(b)	325	330,752

Security	Par (000)	Value

Software (continued)
Autodesk Inc., 3.60%, 12/15/22 (Call 09/15/22)	$14	$14,339
Blackboard Inc., 10.38%, 11/15/24 (Call 11/15/21)(b)(c)	125	131,841
Boxer Parent Co. Inc.
7.13%, 10/02/25 (Call 06/01/22)(b)	310	328,888
9.13%, 03/01/26 (Call 03/01/22)(b)	175	183,232
Cadence Design Systems Inc., 4.38%, 10/15/24 (Call 07/15/24)	58	62,850
CDK Global Inc., 5.00%, 10/15/24 (Call 07/15/24)	246	272,787
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 11/09/21)(b)	675	680,839
Citrix Systems Inc., 1.25%, 03/01/26 (Call 02/01/26)	450	438,350
Consensus Cloud Solutions Inc., 6.00%, 10/15/26 (Call 10/15/23)(b)	150	153,179
Dun & Bradstreet Corp. (The), 6.88%, 08/15/26 (Call 02/15/22)(b)	200	208,924
Electronic Arts Inc., 4.80%, 03/01/26 (Call 12/01/25)	100	112,885
Fair Isaac Corp., 5.25%, 05/15/26 (Call 02/15/26)(b)	200	223,456
Fidelity National Information Services Inc.
0.38%, 03/01/23	792	789,569
0.60%, 03/01/24	467	463,203
1.15%, 03/01/26 (Call 02/01/26)	1,030	1,009,091
Fiserv Inc.
2.75%, 07/01/24 (Call 06/01/24)	1,178	1,229,055
3.20%, 07/01/26 (Call 05/01/26)	230	244,423
3.80%, 10/01/23 (Call 09/01/23)	1,137	1,199,751
3.85%, 06/01/25 (Call 03/01/25)	438	473,903
Infor Inc., 1.75%, 07/15/25 (Call 06/15/25)(b)	963	968,624
Intuit Inc.
0.65%, 07/15/23	1,364	1,365,882
0.95%, 07/15/25 (Call 06/15/25)	1,218	1,206,064
Microsoft Corp.
2.00%, 08/08/23 (Call 06/08/23)	1,275	1,305,651
2.13%, 11/15/22	330	335,848
2.38%, 05/01/23 (Call 02/01/23)	638	653,242
2.40%, 08/08/26 (Call 05/08/26)	100	104,985
2.65%, 11/03/22 (Call 09/03/22)	555	565,723
2.70%, 02/12/25 (Call 11/12/24)	390	410,233
2.88%, 02/06/24 (Call 12/06/23)	1,068	1,116,979
3.13%, 11/03/25 (Call 08/03/25)	1,815	1,946,787
3.63%, 12/15/23 (Call 09/15/23)	1,139	1,204,162
Oracle Corp.
1.65%, 03/25/26 (Call 02/25/26)	1,155	1,157,044
2.40%, 09/15/23 (Call 07/15/23)	1,201	1,234,112
2.50%, 04/01/25 (Call 03/01/25)	1,970	2,043,343
2.63%, 02/15/23 (Call 01/15/23)	1,389	1,424,350
2.65%, 07/15/26 (Call 04/15/26)	110	114,370
2.95%, 11/15/24 (Call 09/15/24)	761	799,491
2.95%, 05/15/25 (Call 02/15/25)	252	264,635
3.40%, 07/08/24 (Call 04/08/24)	1,811	1,913,865
3.63%, 07/15/23	392	411,447
PTC Inc., 3.63%, 02/15/25 (Call 02/15/22)(b)	300	305,058
Roper Technologies Inc.
1.00%, 09/15/25 (Call 08/15/25)	475	467,680
2.35%, 09/15/24 (Call 08/15/24)	377	390,564
3.13%, 11/15/22 (Call 08/15/22)	156	158,984
3.65%, 09/15/23 (Call 08/15/23)	1,017	1,070,240
salesforce.com Inc., 3.25%, 04/11/23 (Call 03/11/23)	661	685,873
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 03/01/22)(b)	880	912,129

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
VMware Inc.
0.60%, 08/15/23	$282	$281,351
1.00%, 08/15/24 (Call 08/15/22)	80	80,126
4.50%, 05/15/25 (Call 04/15/25)	122	134,528

		35,499,561

Sovereign Debt Securities — 0.0%
AVI Funding Co.Ltd., 3.80%, 09/16/25 (Call 03/16/22)(d)	200	216,350

Storage & Warehousing — 0.0%
GLP China Holdings Ltd., 4.97%, 02/26/24 (Call 02/26/22)(d)	600	633,894

Telecommunications — 1.0%
AT&T Inc.
0.90%, 03/25/24 (Call 03/25/22)	115	115,017
1.70%, 03/25/26 (Call 03/25/23)	2,382	2,392,433
2.63%, 12/01/22 (Call 09/01/22)	479	487,191
3.40%, 05/15/25 (Call 02/15/25)	1,506	1,609,025
3.88%, 01/15/26 (Call 10/15/25)	200	218,114
3.90%, 03/11/24 (Call 12/11/23)	246	261,033
3.95%, 01/15/25 (Call 10/15/24)	297	320,959
4.05%, 12/15/23	309	330,037
4.13%, 02/17/26 (Call 11/17/25)	430	473,817
4.45%, 04/01/24 (Call 01/01/24)	1,456	1,566,467
Axiata SPV2 Bhd, 4.36%, 03/24/26 (Call 03/24/22)(d)	400	440,860
Bell Canada, Series US-3, 0.75%, 03/17/24	402	399,829
Bharti Airtel International Netherlands BV
5.13%, 03/11/23 (Call 03/11/22)(d)	450	470,682
5.35%, 05/20/24 (Call 11/20/21)(d)	450	488,709
Bharti Airtel Ltd., 4.38%, 06/10/25 (Call 12/10/21)(d)	400	427,380
British Telecommunications PLC, 4.50%, 12/04/23 (Call 11/04/23)	225	240,853
Cincinnati Bell Inc., 7.00%, 07/15/24 (Call 01/15/22)(b)	330	335,607
Cisco Systems Inc.
2.20%, 09/20/23 (Call 07/20/23)	563	579,237
2.60%, 02/28/23	15	15,412
2.95%, 02/28/26	140	150,030
3.50%, 06/15/25	25	27,119
3.63%, 03/04/24	578	616,876
CommScope Inc., 6.00%, 03/01/26 (Call 03/01/22)(b)	780	807,908
CommScope Technologies LLC, 6.00%, 06/15/25 (Call 12/15/21)(b)	683	675,740
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 10/01/22)(b)	1,050	1,088,745
Deutsche Telekom International Finance BV, 2.49%, 09/19/23 (Call 07/19/23)(b)	200	205,554
Digicel International Finance Ltd./Digicel international Holdings Ltd. 8.75%, 05/25/24 (Call 11/15/21)(d)	650	675,199
Digicel Ltd., 6.75%, 03/01/23 (Call 03/01/22)(d)	400	386,840
DKT Finance ApS, 9.38%, 06/17/23 (Call 12/17/21)(b)	200	203,456
Empresa Nacional de Telecomunicaciones SA
4.75%, 08/01/26 (Call 05/03/26)(d)	400	432,508
4.88%, 10/30/24 (Call 04/30/22)(d)	200	212,066
HKT Capital No. 2 Ltd., 3.63%, 04/02/25 (Call 04/02/22)(d)	300	316,989
HKT Capital No. 4 Ltd., 3.00%, 07/14/26 (Call 01/14/22)(d)	200	208,766
Hughes Satellite Systems Corp.
5.25%, 08/01/26	600	669,666
6.63%, 08/01/26	385	436,367
Iliad Holding SAS, 6.50%, 10/15/26 (Call 10/15/23)(b)	600	618,222
Intrado Corp., 8.50%, 10/15/25 (Call 04/15/22)(b)(c)	405	399,549

Security	Par (000)	Value

Telecommunications (continued)
Juniper Networks Inc., 1.20%, 12/10/25 (Call 11/10/25)	$285	$281,124
Kenbourne Invest SA, 6.88%, 11/26/24 (Call 11/29/21)(d)	200	209,100
Koninklijke KPN NV, 7.00%, 03/28/73 (Call 03/28/23)(a)(b)	200	211,930
KT Corp., 1.00%, 09/01/25 (Call 03/01/22)(d)	400	393,308
Level 3 Financing Inc., 5.38%, 05/01/25 (Call 03/01/22)	300	306,798
Ligado Networks LLC
15.50%, 11/01/23, (15.50% PIK)(b)(g)	1,595	1,307,579
17.50%, 05/01/24, (17.50% PIK)(b)(g)	400	272,296
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26 (Call 03/04/23)(d)	400	415,784
Lumen Technologies Inc.
5.63%, 04/01/25 (Call 01/01/25)	375	403,290
Series T, 5.80%, 03/15/22	400	405,420
Series W, 6.75%, 12/01/23	405	444,722
Series Y, 7.50%, 04/01/24 (Call 01/01/24)	589	648,536
Motorola Solutions Inc., 4.00%, 09/01/24	414	445,605
MTN Mauritius Investments Ltd., 4.76%, 11/11/24 (Call 11/11/21)(d)	400	418,536
NBN Co. Ltd., 1.45%, 05/05/26 (Call 04/05/26)(b)	1,030	1,018,258
Network i2i Ltd.
3.98%, (Call 06/03/26)	600	606,054
5.65%, (Call 04/15/22)(a)(d)(e)	400	423,428
Nokia OYJ, 3.38%, 06/12/22	179	181,520
NTT Finance Corp.
0.37%, 03/03/23(b)	710	709,169
0.58%, 03/01/24(b)	835	829,147
1.16%, 04/03/26 (Call 03/03/26)(b)	1,450	1,427,960
OI Movel SA, 8.75%, 07/30/26 (Call 07/30/24)(d)	400	414,052
Ooredoo International Finance Ltd.
3.25%, 02/21/23(b)	500	515,315
5.00%, 10/19/25(b)	400	454,760
Oztel Holdings SPC Ltd., 5.63%, 10/24/23 (Call 04/24/22)(d)	200	208,662
PCCW-HKT Capital No. 5 Ltd., 3.75%, 03/08/23 (Call 03/08/22)(d)	400	413,904
Qwest Corp., 7.25%, 09/15/25	225	268,036
Rogers Communications Inc.
3.00%, 03/15/23 (Call 12/15/22)	557	570,970
3.63%, 12/15/25 (Call 09/15/25)	415	446,951
4.10%, 10/01/23 (Call 07/01/23)	378	398,427
SES SA, 3.60%, 04/04/23(b)	32	33,085
SingTel Group Treasury Pte Ltd., 3.25%, 06/30/25 (Call 12/30/21)(d)	200	212,484
Sprint Communications Inc.
6.00%, 11/15/22	1,230	1,290,110
9.25%, 04/15/22	75	77,903
11.50%, 11/15/21	150	150,555
Sprint Corp.
7.13%, 06/15/24	1,276	1,441,625
7.63%, 02/15/25 (Call 11/15/24)	776	902,713
7.63%, 03/01/26 (Call 11/01/25)	750	900,105
7.88%, 09/15/23	2,186	2,426,722
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/25 (Call 12/20/21)(b)	175	184,931
Telecom Italia SpA/Milano, 5.30%, 05/30/24(b)	750	798,907
Telstra Corp. Ltd., 3.13%, 04/07/25 (Call 01/07/25)(b)	215	227,098
T-Mobile USA Inc.
1.50%, 02/15/26 (Call 01/15/26)	175	173,731
2.25%, 02/15/26 (Call 02/15/23)	650	653,685

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
2.25%, 02/15/26 (Call 02/15/23)(b)	$380	$382,341
2.63%, 04/15/26 (Call 04/15/23)	605	614,753
3.50%, 04/15/25 (Call 03/15/25)	1,916	2,043,414
4.00%, 04/15/22 (Call 03/16/22)	225	227,308
Total Play Telecomunicaciones SA de CV, 7.50%, 11/12/25 (Call 11/12/21)(d)	400	416,216
Tower Bersama Infrastructure Tbk PT, 2.75%, 01/20/26 (Call 12/20/25)(d)	400	404,364
Trilogy International South Pacific LLC/TISP Finance Inc., 8.88%, 05/15/23 (Call 11/15/21)(b)(c)	163	158,820
Turk Telekomunikasyon AS
4.88%, 06/19/24 (Call 12/19/21)(d)	300	306,189
6.88%, 02/28/25 (Call 02/28/22)(d)	200	214,106
Turkcell Iletisim Hizmetleri AS, 5.75%, 10/15/25 (Call 04/15/22)(d)	400	418,376
VEON Holdings BV
4.00%, 04/09/25 (Call 01/09/25)(b)	800	830,376
4.95%, 06/16/24 (Call 03/16/24)(d)	300	318,816
5.95%, 02/13/23 (Call 02/13/22)(d)	600	632,514
7.25%, 04/26/23 (Call 01/26/23)(d)	400	425,860
Verizon Communications Inc.
0.75%, 03/22/24	1,114	1,111,115
0.85%, 11/20/25 (Call 10/20/25)	4,935	4,832,007
1.45%, 03/20/26 (Call 02/20/26)	1,410	1,406,151
3.38%, 02/15/25	1,207	1,289,257
3.50%, 11/01/24 (Call 08/01/24)	682	727,639
4.15%, 03/15/24 (Call 03/15/22)	333	356,227
ViaSat Inc., 5.63%, 09/15/25 (Call 03/15/22)(b)	425	430,708
Vodafone Group PLC, 4.13%, 05/30/25	368	403,269

		61,778,383

Textiles — 0.0%
Eagle Intermediate Global Holding BV/Ruyi U.S. Finance LLC, 7.50%, 05/01/25 (Call 11/08/21)(d)	500	471,330
Mohawk Industries Inc., 3.85%, 02/01/23 (Call 11/01/22)	628	647,769

		1,119,099

Toys, Games & Hobbies — 0.0%
Hasbro Inc., 3.00%, 11/19/24 (Call 10/19/24)	492	517,983
Mattel Inc.
3.15%, 03/15/23 (Call 12/15/22)(c)	166	169,947
3.38%, 04/01/26 (Call 04/01/23)(b)	310	319,588

		1,007,518

Transportation — 0.3%
Altera Infrastructure LP/Teekay Offshore Finance Corp., 8.50%, 07/15/23 (Call 01/15/22)(b)	275	207,529
AP Moller - Maersk A/S
3.75%, 09/22/24 (Call 06/22/24)(b)	93	99,001
3.88%, 09/28/25 (Call 06/28/25)(b)	110	119,624
BPHL Capital Management Ltd., 5.95%, 02/27/23 (Call 02/27/22)(d)	200	179,952
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	462	475,047
3.00%, 04/01/25 (Call 01/01/25)	510	539,952
3.40%, 09/01/24 (Call 03/01/22)	286	304,550
3.65%, 09/01/25 (Call 06/01/25)	325	353,090
3.75%, 04/01/24 (Call 01/01/24)	680	722,174
3.85%, 09/01/23 (Call 06/01/23)	638	671,048
7.00%, 12/15/25	500	610,990

Security	Par (000)	Value

Transportation (continued)
Canadian National Railway Co.
2.75%, 03/01/26 (Call 12/01/25)	$50	$52,710
2.95%, 11/21/24 (Call 08/21/24)	18	18,922
Canadian Pacific Railway Co.
2.90%, 02/01/25 (Call 11/01/24)	691	726,331
4.45%, 03/15/23 (Call 12/15/22)	48	49,973
COSCO Finance 2011 Ltd., 4.00%, 12/03/22 (Call 12/03/21)(d)	200	205,486
CRCC Chengan Ltd., 3.97%, (Call 06/27/24)(a)(d)(e)	400	413,220
CSX Corp.
3.35%, 11/01/25 (Call 08/01/25)	115	123,576
3.40%, 08/01/24 (Call 05/01/24)	558	593,522
Eastern Creation II Investment Holdings Ltd., 1.00%, 09/10/23 (Call 03/10/22)(d)	400	397,964
FedEx Corp., 3.25%, 04/01/26 (Call 01/01/26)	190	204,577
Indian Railway Finance Corp. Ltd., 3.73%, 03/29/24 (Call 03/29/22)(d)	200	209,922
JB Hunt Transport Services Inc., 3.88%, 03/01/26 (Call 01/01/26)	100	109,510
Kansas City Southern, 3.00%, 05/15/23 (Call 02/15/23)	345	355,560
Navios South American Logistics Inc./Navios Logistics Finance U.S. Inc., 10.75%, 07/01/25 (Call 08/01/22)(d)	200	214,248
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	372	380,887
2.90%, 06/15/26 (Call 03/15/26)	60	63,491
3.65%, 08/01/25 (Call 06/01/25)	200	215,826
3.85%, 01/15/24 (Call 10/15/23)	154	162,789
Pelabuhan Indonesia II PT, 4.25%, 05/05/25 (Call 11/05/21)(d)	600	650,604
Pelabuhan Indonesia III Persero PT
4.50%, 05/02/23 (Call 05/02/22)(d)	400	418,888
4.88%, 10/01/24 (Call 04/01/22)(d)	200	218,034
Rumo Luxembourg Sarl, 5.88%, 01/18/25 (Call 01/18/22)(d)	400	412,972
Ryder System Inc.
2.50%, 09/01/24 (Call 08/01/24)	354	367,498
3.40%, 03/01/23 (Call 02/01/23)	366	378,642
3.65%, 03/18/24 (Call 02/18/24)	528	559,807
3.75%, 06/09/23 (Call 05/09/23)	337	352,475
3.88%, 12/01/23 (Call 11/01/23)	598	634,173
4.63%, 06/01/25 (Call 05/01/25)	314	347,331
Seaspan Corp., 6.50%, 04/29/26 (Call 04/29/25)(b)(d)	200	214,534
Teekay Corp., 9.25%, 11/15/22 (Call 11/29/21)(b)	114	117,556
Ukraine Railways Via Rail Capital Markets PLC, 8.25%, 07/09/24 (Call 01/09/22)(d)	200	208,540
Union Pacific Corp.
2.75%, 04/15/23 (Call 01/15/23)	139	142,528
2.95%, 01/15/23 (Call 10/15/22)	100	102,257
3.15%, 03/01/24 (Call 02/01/24)	521	548,576
3.25%, 01/15/25 (Call 10/15/24)	233	247,213
3.25%, 08/15/25 (Call 05/15/25)	131	140,085
3.50%, 06/08/23 (Call 05/08/23)	865	902,852
3.65%, 02/15/24 (Call 11/15/23)	532	562,218
3.75%, 03/15/24 (Call 12/15/23)	306	324,452
3.75%, 07/15/25 (Call 05/15/25)	240	260,933
United Parcel Service Inc.
2.20%, 09/01/24 (Call 08/01/24)	905	938,159
2.50%, 04/01/23 (Call 03/01/23)	622	638,166
2.80%, 11/15/24 (Call 09/15/24)	105	110,753
3.90%, 04/01/25 (Call 03/01/25)	790	859,354

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Walmart Inc., 1.05%, 09/17/26 (Call 08/17/26)	$525	$519,823
Western Global Airlines LLC, 10.38%, 08/15/25 (Call 02/15/22)(b)	200	222,720
XPO Logistics Inc., 6.25%, 05/01/25 (Call 05/01/22)(b)	580	611,053
Yunda Holding Investment Co., 2.25%, 08/19/25 (Call 02/19/22)(d)	400	386,704

		21,180,371

Trucking & Leasing — 0.1%
CMB International Leasing Management Ltd.
1.88%, 08/12/25 (Call 02/12/22)(d)	600	593,142
2.00%, 02/04/26 (Call 02/04/22)(d)	400	393,960
3.00%, 07/03/24 (Call 01/03/22)(d)	400	413,624
DAE Funding LLC, 1.55%, 08/01/24 (Call 07/01/24)(b)	400	395,276
DAE Funding LLC Co., 1.63%, 02/15/24 (Call 02/15/22)(d)	200	197,454
Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/01/25 (Call 04/01/22)(b)	440	452,905
GATX Corp.
3.25%, 03/30/25 (Call 12/30/24)	123	129,835
4.35%, 02/15/24 (Call 01/15/24)	259	277,788
Penske Truck Leasing Co. LP/PTL Finance Corp.
1.20%, 11/15/25 (Call 10/15/25)(b)	650	637,858
1.70%, 06/15/26 (Call 05/15/26)(b)	345	343,555
2.70%, 03/14/23 (Call 02/14/23)(b)	772	790,721
2.70%, 11/01/24 (Call 10/01/24)(b)	329	342,469
3.45%, 07/01/24 (Call 06/01/24)(b)	249	263,258
3.90%, 02/01/24 (Call 01/01/24)(b)	765	810,548
3.95%, 03/10/25 (Call 01/10/25)(b)	290	312,217
4.00%, 07/15/25 (Call 06/15/25)(b)	37	40,091
4.13%, 08/01/23 (Call 07/01/23)(b)	463	487,502
4.25%, 01/17/23(b)	230	239,501
4.45%, 01/29/26 (Call 11/29/25)(b)	314	347,158
SMBC Aviation Capital Finance DAC
1.90%, 10/15/26 (Call 09/15/26)(b)	1,500	1,493,835
4.13%, 07/15/23 (Call 06/15/23)(b)	260	273,484

		9,236,181
Water — 0.0%
Agua y Saneamientos Argentinos SA, 6.63%, 02/01/23 (Call 11/08/21)(d)	300	171,231
American Water Capital Corp.
3.40%, 03/01/25 (Call 12/01/24)	633	677,329
3.85%, 03/01/24 (Call 12/01/23)	334	354,848
Aquarion Co., 4.00%, 08/15/24 (Call 05/15/24)(b)	310	329,744
Solaris Midstream Holdings LLC, 7.63%, 04/01/26 (Call 04/01/23)(b)	200	210,998

		1,744,150

Total Corporate Bonds & Notes — 36.0% (Cost: $2,231,299,075)		2,241,897,293

Foreign Government Obligations

Angola — 0.0%
Angolan Government International Bond, 9.50%, 11/12/25 (Call 11/12/21)(d)	700	758,723

Argentina — 0.0%
Provincia de Cordoba, 5.00%, 12/10/25 (Call 12/10/21)(d)(f)	150	113,018

Security	Par (000)	Value

Azerbaijan — 0.0%
Republic of Azerbaijan International Bond, 4.75%, 03/18/24 (Call 03/18/22)(d)	$800	$857,816
State Oil Co. of the Azerbaijan Republic, 4.75%, 03/13/23 (Call 03/13/22)(d)	400	416,028

		1,273,844
Bahrain — 0.1%
Bahrain Government International Bond
6.13%, 08/01/23 (Call 02/01/22)(d)	600	635,232
7.00%, 01/26/26 (Call 01/26/22)(d)	800	887,464
CBB International Sukuk Co. 5 SPC, 5.62%, 02/12/24 (Call 02/12/22)(d)	600	635,310
CBB International Sukuk Co. 6 SPC, 5.25%, 03/20/25 (Call 03/20/22)(d)	200	211,818
CBB International Sukuk Programme Co WLL, 6.25%, 11/14/24 (Call 11/14/21)(d)	1,000	1,082,600

		3,452,424
Belarus — 0.0%
Development Bank of the Republic of Belarus JSC, 6.75%, 05/02/24 (Call 05/02/22)(d)	400	377,092
Republic of Belarus International Bond
5.88%, 02/24/26 (Call 02/24/22)(d)	200	184,238
6.88%, 02/28/23 (Call 02/28/22)(d)	200	200,770

		762,100
Bermuda — 0.0%
Bermuda Government International Bond, 4.85%, 02/06/24 (Call 02/06/22)(d)	500	541,130

Bolivia — 0.0%
Bolivian Government International Bond, 5.95%, 08/22/23 (Call 02/22/22)(d)	200	209,094

Brazil — 0.1%
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 09/26/23 (Call 03/26/22)(d)	400	434,216
Brazilian Government International Bond
2.63%, 01/05/23	1,400	1,430,086
2.88%, 06/06/25	800	800,160
4.25%, 01/07/25	1,800	1,907,064
6.00%, 04/07/26	1,225	1,373,727
8.75%, 02/04/25	300	365,931
8.88%, 04/15/24	529	644,248

		6,955,432
Canada — 0.8%
Canada Government International Bond
1.63%, 01/22/25	2,952	3,023,793
2.00%, 11/15/22	1,303	1,326,193
CDP Financial Inc.
0.88%, 06/10/25(b)	1,400	1,391,670
1.00%, 04/17/23(b)	1,000	1,007,910
CPPIB Capital Inc., 1.25%, 03/04/25(b)	1,000	1,009,350
Export Development Canada
1.38%, 02/24/23	1,425	1,443,667
2.50%, 01/24/23	560	574,672
2.63%, 02/21/24	1,280	1,336,883
2.75%, 03/15/23	650	670,807
Hydro-Quebec, Series IO, 8.05%, 07/07/24	580	684,232
OMERS Finance Trust, 2.50%, 05/02/24(b)	500	520,425
Ontario Teachers’ Finance Trust, 1.38%, 04/15/25(b)	500	505,365
Province of Alberta Canada
1.00%, 05/20/25	6,307	6,293,818

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Canada (continued)
1.88%, 11/13/24	$975	$1,002,836
2.95%, 01/23/24	1,030	1,080,944
3.35%, 11/01/23	671	707,395
Province of British Columbia Canada
0.90%, 07/20/26	5,000	4,921,600
2.25%, 06/02/26	1,005	1,050,587
6.50%, 01/15/26	200	240,756
Series 10, 1.75%, 09/27/24	1,500	1,539,345
Province of Manitoba Canada
3.05%, 05/14/24	367	387,302
Series GX, 2.60%, 04/16/24	505	527,079
Province of New Brunswick Canada, 2.50%, 12/12/22	106	108,159
Province of Ontario Canada
0.63%, 01/21/26	1,304	1,273,186
1.05%, 04/14/26	565	560,226
1.75%, 01/24/23	200	203,350
2.30%, 06/15/26	1,050	1,097,649
2.50%, 04/27/26	885	932,631
3.05%, 01/29/24	2,017	2,122,630
3.20%, 05/16/24	2,361	2,504,360
3.40%, 10/17/23	1,252	1,319,796
Province of Quebec Canada
0.60%, 07/23/25	3,000	2,951,010
2.50%, 04/20/26	852	898,621
2.63%, 02/13/23	1,265	1,300,825
Series NN, 7.13%, 02/09/24	25	28,500
Series QO, 2.88%, 10/16/24	1,295	1,370,188
Series QW, 2.50%, 04/09/24(c)	1,225	1,276,915
Series QX, 1.50%, 02/11/25	1,506	1,532,265
PSP Capital Inc., 1.00%, 06/29/26(b)	250	246,948

		50,973,888

Chile — 0.0%
Chile Government International Bond
3.13%, 03/27/25(c)	200	211,892
3.13%, 01/21/26	400	424,324

		636,216

China — 0.2%
China Development Bank, 1.00%, 10/27/25 (Call 04/27/22)(d)	1,000	979,920
China Development Bank/Hong Kong, 0.63%, 01/12/24 (Call 01/12/22)(d)	400	397,960
China Government International Bond
0.40%, 10/21/23 (Call 04/21/22)(d)	1,500	1,494,255
0.55%, 10/21/25 (Call 04/21/22)(d)	1,500	1,460,310
1.88%, 12/03/22 (Call 12/03/21)(d)	800	811,320
1.95%, 12/03/24 (Call 12/03/21)(d)	750	775,440
2.13%, 11/02/22 (Call 05/02/22)(d)	400	406,200
3.25%, 10/19/23 (Call 04/19/22)(d)	400	420,648
Export-Import Bank of China (The)
2.75%, 11/28/22 (Call 11/28/21)(d)	1,000	1,020,980
2.88%, 04/26/26 (Call 04/26/22)(d)	800	842,928
3.63%, 07/31/24 (Call 01/31/22)(d)	800	859,088

		9,469,049

Colombia — 0.1%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)	1,100	1,115,994
4.00%, 02/26/24 (Call 11/26/23)	1,050	1,096,137
4.50%, 01/28/26 (Call 10/28/25)	200	213,998

Security	Par (000)	Value

Colombia (continued)
8.13%, 05/21/24	$325	$374,543

		2,800,672

Costa Rica — 0.0%
Costa Rica Government International Bond, 4.25%, 01/26/23 (Call 01/26/22)(d)	800	816,816

Croatia — 0.0%
Croatia Government International Bond
5.50%, 04/04/23 (Call 04/04/22)(d)	1,100	1,172,072
6.00%, 01/26/24 (Call 01/26/22)(d)	600	665,298

		1,837,370

Denmark — 0.0%
Kommunekredit
0.63%, 06/10/25 (Call 06/10/22)(d)	1,800	1,775,718
2.25%, 11/16/22 (Call 11/16/21)(d)	400	408,072

		2,183,790

Dominican Republic — 0.0%
Dominican Republic International Bond
5.50%, 01/27/25 (Call 01/27/22)(d)	575	625,060
5.88%, 04/18/24 (Call 04/18/22)(d)	200	210,664
6.88%, 01/29/26 (Call 01/29/22)(d)	800	918,240

		1,753,964

Egypt — 0.1%
Egypt Government International Bond
3.88%, 02/16/26 (Call 02/16/22)(d)	400	373,088
4.55%, 11/20/23 (Call 11/20/21)(d)	200	202,950
5.25%, 10/06/25 (Call 04/06/22)(d)	800	804,840
5.58%, 02/21/23 (Call 02/21/22)(d)	600	615,342
5.75%, 05/29/24 (Call 11/29/21)(d)	1,050	1,085,889
5.88%, 06/11/25 (Call 12/11/21)(d)	200	204,930
6.20%, 03/01/24 (Call 03/01/22)(d)	200	208,948

		3,495,987

El Salvador — 0.0%
El Salvador Government International Bond
5.88%, 01/30/25 (Call 01/30/22)(d)	400	316,872
7.75%, 01/24/23 (Call 01/24/22)(d)	300	264,321

		581,193

Finland — 0.0%
Finland Government International Bond, 6.95%, 02/15/26	125	152,435
Finnvera Oyj, 1.63%, 10/23/24(b)	960	980,621
Kuntarahoitus Oyj
2.50%, 11/15/23(b)	500	519,180
2.88%, 03/07/23(b)	400	413,172

		2,065,408

France — 0.2%
Caisse d’Amortissement de la Dette Sociale
0.38%, 05/19/23(b)	2,000	1,997,320
0.38%, 09/23/25(b)	2,000	1,946,600
3.38%, 03/20/24(b)	5,000	5,314,600
SFIL SA, 0.63%, 02/09/26 (Call 02/09/22)(d)	1,000	975,280

		10,233,800

Gabon — 0.0%
Gabon Government International Bond
6.38%, 12/12/24 (Call 12/12/21)(d)	600	636,192
6.95%, 06/16/25	200	214,988

		851,180

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 0.0%
Georgia Government International Bond, 2.75%, 04/22/26 (Call 04/22/22)(d)	$500	$502,705

Germany — 0.1%
FMS Wertmanagement
2.75%, 03/06/23	580	598,281
2.75%, 01/30/24	1,510	1,580,336
Land Nordrhein Westfalen, 2.25%, 04/16/25 (Call 04/16/22)(d)	3,000	3,128,880
State of North Rhine-Westphalia Germany, 1.50%, 02/13/23	1,000	1,013,720

		6,321,217
Ghana — 0.0%
Ghana Government International Bond
0.00%, 04/07/25(b)(l)	600	429,606
8.13%, 01/18/26 (Call 01/18/22)(d)	200	192,966

		622,572
Guatemala — 0.0%
Guatemala Government Bond, 4.50%, 05/03/26 (Call 11/03/21)(d)	400	427,492

Honduras — 0.0%
Honduras Government International Bond, 7.50%, 03/15/24 (Call 03/15/22)(d)	200	209,492

Hong Kong — 0.0%
Airport Authority, 2.10%, (Call 03/08/26)(a)(d)(e)	600	598,470
Hong Kong Government International Bond
0.63%, 02/02/26(b)(c)	800	778,768
2.50%, 05/28/24(b)	200	208,676

		1,585,914
Hungary — 0.1%
Hungary Government International Bond
5.38%, 02/21/23	650	689,377
5.38%, 03/25/24	600	660,540
5.75%, 11/22/23	1,348	1,479,214

		2,829,131
India — 0.0%
Export-Import Bank of India
3.38%, 08/05/26(d)	600	631,866
3.88%, 03/12/24 (Call 03/12/22)(d)	200	210,980
4.00%, 01/14/23 (Call 01/14/22)(d)	400	413,484

		1,256,330
Indonesia — 0.2%
Indonesia Government International Bond
2.95%, 01/11/23	1,140	1,170,677
3.38%, 04/15/23 (Call 04/15/22)(d)	446	462,506
4.13%, 01/15/25 (Call 01/15/22)(d)	800	868,864
4.45%, 02/11/24	200	215,710
4.75%, 01/08/26 (Call 01/08/22)(d)	1,000	1,126,440
5.38%, 10/17/23 (Call 04/17/22)(d)	400	435,312
5.88%, 01/15/24 (Call 01/15/22)(d)	1,000	1,106,910
Lembaga Pembiayaan Ekspor Indonesia, 3.88%, 04/06/24 (Call 04/06/22)(d)	200	211,136
Perusahaan Penerbit SBSN Indonesia III
1.50%, 06/09/26(d)	800	799,496
2.30%, 06/23/25(d)	850	878,348
3.30%, 11/21/22(d)	200	205,676
3.75%, 03/01/23(d)	900	935,523
3.90%, 08/20/24(d)	800	862,488

Security	Par (000)	Value

Indonesia (continued)
4.33%, 05/28/25(d)	$900	$993,663
4.35%, 09/10/24(c)(d)	400	436,424
4.55%, 03/29/26(d)	600	674,154

		11,383,327
Iraq — 0.0%
Iraq International Bond, 6.75%, 03/09/23 (Call 03/09/22)(d)	500	510,645

Israel — 0.0%
Israel Government AID Bond, 5.50%, 09/18/23	380	415,177
Israel Government International Bond
2.88%, 03/16/26	400	426,200
3.15%, 06/30/23	500	520,055

		1,361,432
Italy — 0.1%
Republic of Italy Government International Bond
1.25%, 02/17/26	1,300	1,269,580
2.38%, 10/17/24	1,800	1,854,864
6.88%, 09/27/23	3,645	4,053,568

		7,178,012
Japan — 0.2%
Development Bank of Japan Inc.
1.75%, 08/28/24(b)	200	204,614
1.88%, 10/02/24 (Call 04/02/22)(d)	500	513,030
3.13%, 09/06/23(b)	985	1,029,739
Japan Bank for International Cooperation
0.63%, 05/22/23	1,000	1,001,580
0.63%, 07/15/25	1,000	981,120
1.75%, 01/23/23	1,900	1,930,571
1.75%, 10/17/24	250	255,770
2.38%, 11/16/22	910	928,600
2.50%, 05/23/24	1,750	1,823,272
2.50%, 05/28/25	4,000	4,193,160
3.00%, 05/29/24	500	527,540
3.25%, 07/20/23	655	684,685
3.38%, 10/31/23	400	421,448

		14,495,129
Jersey — 0.1%
IDB Trust Services Ltd.
1.81%, 02/26/25 (Call 02/26/22)(d)	1,000	1,019,650
1.96%, 10/02/24 (Call 04/02/22)(d)	500	511,510
2.84%, 04/25/24 (Call 04/25/22)(d)	500	522,730
3.39%, 09/26/23 (Call 03/26/22)(d)	500	524,320

		2,578,210
Jordan — 0.0%
Jordan Government International Bond
4.95%, 07/07/25 (Call 01/07/22)(d)	200	208,554
6.13%, 01/29/26 (Call 01/29/22)(d)	600	647,118

		855,672
Kazakhstan — 0.0%
Kazakhstan Government International Bond
3.88%, 10/14/24 (Call 04/14/22)(d)	1,645	1,770,694
5.13%, 07/21/25 (Call 01/21/22)(d)	600	682,290

		2,452,984
Kenya — 0.0%
Republic of Kenya Government International Bond, 6.88%, 06/24/24 (Call 12/24/21)(d)	1,100	1,186,999

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lebanon — 0.0%
Lebanon Government International Bond
6.00%, 01/27/23 (Call 01/27/22)(d)(i)(k)	$1,300	$200,837
6.20%, 02/26/25 (Call 02/26/22)(d)(i)(k)	200	30,424
6.25%, 11/04/24 (Call 11/04/21)(d)(i)(k)	100	15,272
6.25%, 06/12/25 (Call 12/12/21)(k)	200	30,492
6.40%, 05/26/23 (Call 11/27/21)(i)(k)	865	130,105
6.65%, 04/22/24 (Call 04/22/22)(d)(i)(k)	250	38,785

		445,915

Luxembourg — 0.0%
Isdb Trust Services No. 2 SARL, 1.26%, 03/31/26 (Call 03/31/22)(d)	1,750	1,736,508

Malaysia — 0.0%
1MDB Global Investments Ltd., 4.40%, 03/09/23 (Call 03/09/22)(d)	1,000	1,004,330
Malaysia Sovereign Sukuk Bhd, 3.04%, 04/22/25 (Call 04/22/22)(d)	852	899,405
Malaysia Sukuk Global Bhd, 3.18%, 04/27/26 (Call 04/27/22)(d)	600	643,386

		2,547,121

Mexico — 0.1%
Mexico Government International Bond
3.60%, 01/30/25	400	430,900
3.90%, 04/27/25 (Call 03/27/25)	500	543,085
4.00%, 10/02/23	743	789,163
4.13%, 01/21/26	1,200	1,323,348

		3,086,496

Mongolia — 0.0%
Development Bank of Mongolia LLC, 7.25%, 10/23/23 (Call 04/23/22)(d)	200	212,880
Mongolia Government International Bond
5.13%, 04/07/26 (Call 04/07/22)(d)	400	415,348
5.63%, 05/01/23 (Call 05/01/22)(d)	400	418,304
8.75%, 03/09/24 (Call 03/09/22)(d)	200	224,670

		1,271,202

Morocco — 0.0%
Morocco Government International Bond, 4.25%, 12/11/22 (Call 12/11/21)(d)	420	433,175

Namibia — 0.0%
Namibia International Bonds, 5.25%, 10/29/25 (Call 04/29/22)(d)	400	425,964

Nigeria — 0.0%
Nigeria Government International Bond
6.38%, 07/12/23 (Call 01/12/22)(d)	200	208,030
7.63%, 11/21/25 (Call 11/21/21)(d)	600	652,950

		860,980

Norway — 0.1%
Kommunalbanken AS
0.38%, 09/11/25(b)	1,000	973,970
0.88%, 03/12/25(b)	1,000	997,430
2.00%, 06/19/24(b)	1,050	1,083,432
2.50%, 01/11/23(b)	350	358,890
2.75%, 02/05/24(b)	500	522,960

		3,936,682

Oman — 0.1%
Oman Government International Bond 4.13%, 01/17/23 (Call 01/17/22)(d)	700	714,903

Security	Par (000)	Value

Oman (continued)
4.75%, 06/15/26 (Call 12/15/21)(d)	$1,200	$1,234,248
4.88%, 02/01/25 (Call 02/01/22)(d)	400	417,304
Oman Sovereign Sukuk Co.
4.40%, 06/01/24 (Call 12/01/21)(d)	1,300	1,347,970
5.93%, 10/31/25 (Call 04/30/22)(d)	400	441,956

		4,156,381

Pakistan — 0.0%
Pakistan Government International Bond
6.00%, 04/08/26 (Call 04/08/22)(d)	800	803,640
8.25%, 04/15/24 (Call 04/15/22)(d)	400	427,124
8.25%, 09/30/25 (Call 03/30/22)(d)	400	434,828
Third Pakistan International Sukuk Co. Ltd. (The), 5.63%, 12/05/22 (Call 12/05/21)(d)	400	409,760

		2,075,352

Panama — 0.1%
Banco Latinoamericano de Comercio Exterior SA, 2.38%, 09/14/25 (Call 08/14/25)(d)	200	203,276
Panama Government International Bond
3.75%, 03/16/25 (Call 12/16/24)	705	753,264
3.75%, 04/17/26	600	640,644
4.00%, 09/22/24 (Call 03/22/22)	700	748,531
7.13%, 01/29/26	200	243,262

		2,588,977

Paraguay — 0.0%
Paraguay Government International Bond, 5.00%, 04/15/26 (Call 04/15/22)(d)	200	221,338

Peru — 0.0%
Fondo MIVIVIENDA SA, 3.50%, 01/31/23 (Call 01/31/22)(d)	570	583,458
Peruvian Government International Bond
2.39%, 01/23/26 (Call 12/23/25)	200	203,880
7.35%, 07/21/25	1,200	1,440,324

		2,227,662

Philippines — 0.1%
Philippine Government International Bond
4.20%, 01/21/24	2,250	2,405,632
10.63%, 03/16/25	200	261,072

		2,666,704

Poland — 0.1%
Republic of Poland Government International Bond
3.00%, 03/17/23	2,483	2,558,458
3.25%, 04/06/26	200	214,962
4.00%, 01/22/24	271	288,775

		3,062,195

Qatar — 0.1%
Qatar Government International Bond
3.25%, 06/02/26 (Call 12/02/21)(d)	1,800	1,928,646
3.38%, 03/14/24 (Call 03/14/22)(d)	1,000	1,055,860
3.40%, 04/16/25 (Call 04/16/22)(d)	1,400	1,498,084
3.88%, 04/23/23 (Call 04/23/22)(d)	2,050	2,145,735
SoQ Sukuk A QSC, 3.24%, 01/18/23 (Call 01/18/22)(d)	550	568,029

		7,196,354

Romania — 0.0%
Romanian Government International Bond
4.38%, 08/22/23(d)	1,000	1,058,680
4.88%, 01/22/24(c)(d)	355	382,040

		1,440,720

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Russia — 0.1%
Russian Foreign Bond-Eurobond
4.75%, 05/27/26 (Call 11/27/21)(d)	$1,600	$1,795,920
4.88%, 09/16/23 (Call 03/16/22)(d)	1,400	1,502,718

		3,298,638

Saudi Arabia — 0.1%
Saudi Government International Bond
2.88%, 03/04/23 (Call 03/04/22)(d)	1,771	1,824,821
2.90%, 10/22/25 (Call 04/22/22)(d)	1,000	1,056,470
4.00%, 04/17/25 (Call 04/17/22)(d)	2,000	2,177,500

		5,058,791

Slovenia — 0.0%
Slovenia Government International Bond, 5.25%, 02/18/24(b)	600	659,880

South Africa — 0.1%
Republic of South Africa Government International Bond
4.67%, 01/17/24	600	638,388
4.88%, 04/14/26	800	854,120
5.88%, 09/16/25	1,000	1,117,570

		2,610,078

South Korea — 0.2%
Export-Import Bank Korea, 1.13%, 03/24/26 (Call 03/24/22)(d)	200	197,374
Export-Import Bank of Korea
0.38%, 02/09/24	400	396,952
0.63%, 06/29/24	200	199,226
0.63%, 02/09/26	610	590,852
0.75%, 09/21/25	600	587,994
0.89%, 06/01/23, (3 mo. LIBOR US + 0.775%)(a)	200	201,830
1.06%, 11/01/22, (3 mo. LIBOR US + 0.925%)(a)	1,000	1,007,490
1.32%, 04/27/23 (Call 01/27/22), (3 mo. LIBOR US + 1.200%)(a)(d)	600	609,024
1.88%, 02/12/25	600	612,498
2.38%, 06/25/24	200	208,412
2.88%, 01/21/25	1,300	1,367,977
3.00%, 11/01/22	400	409,704
3.63%, 11/27/23	200	212,216
4.00%, 01/14/24	200	214,292
Industrial Bank of Korea
0.63%, 09/17/24	200	198,722
1.04%, 06/22/25(d)	200	197,978
2.13%, 10/23/24(c)(d)	400	414,660
Korea Development Bank (The)
0.40%, 06/19/24	1,000	991,250
0.50%, 10/27/23	400	398,520
1.25%, 06/03/25 (Call 12/03/21)(d)	800	800,192
1.75%, 02/18/25	500	508,535
Korea Expressway Corp., 1.13%, 05/17/26 (Call 11/17/21)(d)	400	393,540
Korea Hydro & Nuclear Power Co. Ltd., 3.25%, 06/15/25 (Call 12/15/21)(d)	200	212,904
Korea International Bond
2.00%, 06/19/24	600	619,884
3.88%, 09/11/23	200	211,918
Korea National Oil Corp.
0.88%, 10/05/25 (Call 04/05/22)(c)(d)	1,000	977,360
1.25%, 04/07/26(d)	400	393,644
Korea Resources Corp., 1.75%, 04/15/26 (Call 04/15/22)(d)	600	596,124

Security	Par (000)	Value

South Korea (continued)
Korea South-East Power Co. Ltd., 1.00%, 02/03/26 (Call 02/03/22)(d)	$200	$195,340
Suhyup Bank, 3.63%, 01/29/24 (Call 01/29/22)(d)	200	211,690

		14,138,102

Sri Lanka — 0.0%
Sri Lanka Government International Bond
5.75%, 04/18/23 (Call 04/18/22)(d)	806	554,359
6.13%, 06/03/25 (Call 12/03/21)(d)	600	386,910
6.35%, 06/28/24 (Call 12/28/21)(d)	400	261,956
6.83%, 07/18/26 (Call 01/18/22)(d)	200	127,128
6.85%, 03/14/24 (Call 03/14/22)(d)	400	261,984
6.85%, 11/03/25 (Call 11/03/21)(d)	600	386,268

		1,978,605

Supranational — 2.6%
Africa Finance Corp.
3.13%, 06/16/25 (Call 12/16/21)(d)	400	415,340
3.88%, 04/13/24 (Call 04/13/22)(d)	200	211,570
4.38%, 04/17/26 (Call 04/17/22)(d)	400	433,868
African Development Bank
0.75%, 04/03/23	1,467	1,473,719
0.88%, 03/23/26	675	666,441
0.88%, 07/22/26	1,970	1,938,303
2.13%, 11/16/22	1,577	1,607,042
3.00%, 09/20/23	2,314	2,421,022
African Export-Import Bank (The)
4.13%, 06/20/24 (Call 12/20/21)(d)	2,250	2,385,472
5.25%, 10/11/23 (Call 04/11/22)(d)	650	696,014
Arab Petroleum Investments Corp., 1.26%, 02/10/26 (Call 02/10/22)(d)	1,000	992,670
Asian Development Bank
0.25%, 07/14/23	613	610,787
0.25%, 10/06/23	765	760,785
0.38%, 06/11/24	235	232,854
0.38%, 09/03/25	2,250	2,195,392
0.50%, 02/04/26	1,120	1,090,398
0.63%, 04/29/25	3,685	3,644,207
1.00%, 04/14/26	4,820	4,786,694
1.50%, 10/18/24	3,092	3,154,458
1.63%, 01/24/23	1,588	1,613,217
2.00%, 01/22/25	174	180,243
2.00%, 04/24/26	150	155,477
2.63%, 01/30/24	2,678	2,797,225
2.75%, 03/17/23	2,148	2,217,960
Asian Infrastructure Investment Bank (The)
0.25%, 09/29/23	500	497,265
0.50%, 10/30/24	1,515	1,500,108
0.50%, 05/28/25	1,244	1,222,305
0.50%, 01/27/26	175	170,322
2.25%, 05/16/24	3,392	3,521,133
Central American Bank for Economic Integration, 2.00%, 05/06/25(b)	400	408,388
Council of Europe Development Bank
0.25%, 06/10/23	14	13,954
0.25%, 10/20/23	708	703,922
1.38%, 02/27/25	94	95,400
2.50%, 02/27/24	345	359,456
2.63%, 02/13/23	1,245	1,280,209
European Bank for Reconstruction & Development 0.25%, 07/10/23	374	372,684

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Supranational (continued)
0.50%, 05/19/25	$2,300	$2,262,165
0.50%, 01/28/26	100	97,422
1.50%, 02/13/25	1,185	1,208,475
1.63%, 09/27/24	5,031	5,149,631
2.75%, 03/07/23	500	515,860
European Investment Bank
0.25%, 09/15/23	1,545	1,537,986
0.38%, 12/15/25	1,225	1,190,357
0.38%, 03/26/26	1,835	1,774,096
0.63%, 07/25/25	2,720	2,683,552
0.75%, 10/26/26	1,445	1,411,881
1.38%, 05/15/23	115	116,695
1.63%, 03/14/25	2,415	2,472,260
1.88%, 02/10/25	1,210	1,248,756
2.00%, 12/15/22	1,360	1,385,187
2.25%, 06/24/24	1,996	2,075,620
2.50%, 03/15/23	2,409	2,478,957
2.63%, 03/15/24	3,213	3,361,408
2.88%, 08/15/23	1,782	1,857,592
3.13%, 12/14/23	854	899,740
3.25%, 01/29/24	3,499	3,703,552
European Stability Mechanism, 1.38%, 09/11/24(b)	1,000	1,015,520
Inter-American Development Bank
0.25%, 11/15/23	215	213,678
0.50%, 05/24/23	2,895	2,898,706
0.63%, 07/15/25	2,677	2,640,860
0.88%, 04/03/25	5,058	5,049,452
0.88%, 04/20/26	5,355	5,287,634
1.75%, 03/14/25	2,160	2,219,594
2.13%, 01/15/25	1,326	1,378,019
2.50%, 01/18/23	1,687	1,730,963
2.63%, 01/16/24	1,411	1,472,294
3.00%, 10/04/23	1,164	1,218,918
3.00%, 02/21/24	2,046	2,155,297
Inter-American Investment Corp., 1.75%, 10/02/24 (Call 10/02/22)(d)	1,800	1,845,126
International Bank for Reconstruction & Development
0.13%, 04/20/23	775	771,993
0.25%, 11/24/23	180	178,893
0.38%, 07/28/25	13,151	12,849,711
0.50%, 10/28/25	2,660	2,602,331
0.63%, 04/22/25	5,448	5,389,870
0.75%, 03/11/25	3,059	3,041,870
1.50%, 08/28/24	412	420,405
1.63%, 01/15/25	1,389	1,422,239
1.75%, 04/19/23	106	108,067
1.88%, 06/19/23	413	422,569
2.13%, 02/13/23	315	322,125
2.13%, 03/03/25	215	223,688
2.50%, 03/19/24	4,504	4,698,303
2.50%, 11/25/24	1,422	1,493,569
2.50%, 07/29/25	1,907	2,012,266
3.00%, 09/27/23	2,295	2,402,819
3.13%, 11/20/25	400	432,844
7.63%, 01/19/23	1,626	1,769,202
International Development Association, 2.75%, 04/24/23(b)	300	310,215
International Finance Corp.
0.38%, 07/16/25	2,271	2,220,107
0.50%, 03/20/23	400	400,640
1.38%, 10/16/24	1,264	1,284,793

Security	Par (000)	Value

Supranational (continued)
2.88%, 07/31/23	$577	$600,940
Nordic Investment Bank
0.38%, 09/11/25	1,800	1,755,216
2.25%, 05/21/24	1,000	1,038,470

		161,556,702

Sweden — 0.1%
Kommuninvest I Sverige AB, 0.38%, 02/16/24(b)(c)	1,000	993,050
Svensk Exportkredit AB
0.25%, 09/29/23	200	198,720
0.50%, 08/26/25	1,800	1,761,498
0.63%, 05/14/25	1,050	1,035,573
1.75%, 12/12/23	200	204,534
2.88%, 03/14/23	969	1,001,277
Sweden Government International Bond, 2.38%, 02/15/23(b)	1,325	1,358,841

		6,553,493

Thailand — 0.0%
Export Import Bank of Thailand, 1.46%, 10/15/25 (Call 04/15/22)(d)	200	198,150

Trinidad and Tobago — 0.0%
Trinidad & Tobago Government International Bond
4.38%, 01/16/24 (Call 01/16/22)(d)	200	208,004
4.50%, 08/04/26(c)(d)	600	622,962

		830,966

Tunisia — 0.0%
Banque Centrale de Tunisie International Bond, 5.75%, 01/30/25 (Call 01/30/22)(d)	628	502,362

Turkey — 0.3%
Hazine Mustesarligi Varlik Kiralama AS
4.49%, 11/25/24 (Call 11/26/21)(d)	400	397,908
5.00%, 04/06/23 (Call 04/06/22)(d)	400	406,336
5.13%, 06/22/26(b)	1,500	1,473,750
Istanbul Metropolitan Municipality, 6.38%, 12/09/25 (Call 12/09/21)(d)	200	195,478
Turkey Government International Bond
3.25%, 03/23/23	800	794,152
4.25%, 03/13/25	1,000	963,890
4.25%, 04/14/26	1,400	1,310,610
4.75%, 01/26/26	1,000	959,410
5.60%, 11/14/24	1,400	1,410,416
5.75%, 03/22/24	1,200	1,222,644
6.35%, 08/10/24	1,100	1,133,000
6.38%, 10/14/25	1,200	1,219,752
7.25%, 12/23/23	1,000	1,058,860
7.38%, 02/05/25	1,544	1,630,788
Turkiye Ihracat Kredi Bankasi AS
5.38%, 10/24/23 (Call 04/24/22)(d)	200	202,870
6.13%, 05/03/24 (Call 11/03/21)(d)	400	406,632
8.25%, 01/24/24 (Call 01/24/22)(d)	400	424,832
Turkiye Vakiflar Bankasi TAO, 5.50%, 10/01/26 (Call 04/01/22)(d)	200	192,870

		15,404,198

Ukraine — 0.1%
Ukraine Government International Bond
7.75%, 09/01/23 (Call 03/01/22)(d)	430	457,950
7.75%, 09/01/24 (Call 03/01/22)(d)	800	862,608
7.75%, 09/01/25 (Call 03/01/22)(d)	1,200	1,295,796

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ukraine (continued)
8.99%, 02/01/24 (Call 02/01/22)(d)	$600	$656,382

		3,272,736

United Arab Emirates — 0.1%
Abu Dhabi Government International Bond
0.75%, 09/02/23 (Call 03/02/22)(d)	1,400	1,400,840
2.13%, 09/30/24 (Call 03/30/22)(d)	1,600	1,649,024
2.50%, 10/11/22 (Call 04/11/22)(d)	1,400	1,427,244
2.50%, 04/16/25	1,400	1,463,560
3.13%, 05/03/26 (Call 11/03/21)(d)	1,000	1,071,690
Dubai DOF Sukuk Ltd., 3.88%, 01/30/23 (Call 01/30/22)(d)	400	412,916
RAK Capital, 3.09%, 03/31/25 (Call 03/31/22)(d)	500	526,425
Sharjah Sukuk Ltd., 3.76%, 09/17/24 (Call 03/17/22)(d)	200	212,268
Sharjah Sukuk Program Ltd., 3.85%, 04/03/26 (Call 04/03/22)(d)	600	638,562

		8,802,529

United Kingdom — 0.0%
Bank of England Euro Note, 0.50%, 04/28/23(b)	2,100	2,102,373

Uruguay — 0.0%
Uruguay Government International Bond, 4.50%, 08/14/24	500	533,250

Vietnam — 0.0%
Vietnam Government International Bond, 4.80%, 11/19/24 (Call 11/19/21)(d)	454	498,937

Zambia — 0.0%
Zambia Government International Bond, 8.50%, 04/14/24 (Call 04/14/22)(d)(i)(k)	400	317,804

Total Foreign Government Obligations — 6.8% (Cost: $426,536,494)		426,219,681

Municipal Debt Obligations

California — 0.0%
State of California, 5.70%, 11/01/21	2,400	2,400,732
University of California RB, Series BG, 0.88%, 05/15/25 (Call 04/15/25)	70	69,542

		2,470,274

Florida — 0.0%
State Board of Administration Finance Corp. RB, 1.26%, 07/01/25	500	499,755

New York — 0.0%
New York State Urban Development Corp. RB, Series B, 2.10%, 03/15/22	65	65,440

Total Municipal Debt Obligations — 0.0% (Cost: $3,041,293)		3,035,469

U.S. Government & Agency Obligations

Mortgage-Backed Securities — 8.3%
Federal Home Loan Mortgage Corp.
0.25%, 12/04/23	2,470	2,456,736
2.00%, 11/01/35 (Call 12/25/21)	4,372	4,517,829
2.00%, 08/01/36 (Call 12/25/21)	532	548,226
2.01%, 02/01/45, (12 mo. LIBOR US + 1.622%)(a)	16	16,468
2.50%, 01/01/30 (Call 12/15/21)	430	446,640
2.50%, 08/01/31 (Call 12/15/21)	357	373,154
2.50%, 10/01/31 (Call 12/15/21)	844	879,920

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
2.50%, 12/01/31 (Call 12/15/21)	$458	$477,476
2.50%, 02/01/32 (Call 12/15/21)	534	558,211
2.50%, 01/01/33 (Call 12/15/21)	1,475	1,543,001
2.50%, 07/01/36 (Call 12/25/21)	519	540,954
2.75%, 06/19/23	4,195	4,354,242
3.00%, 05/01/29 (Call 12/15/21)	15,998	16,791,914
3.00%, 05/01/30 (Call 12/15/21)	387	407,516
3.00%, 06/01/30 (Call 12/15/21)	36	37,824
3.00%, 07/01/30 (Call 12/15/21)	282	296,571
3.00%, 12/01/30 (Call 12/15/21)	417	438,726
3.00%, 05/01/31 (Call 12/15/21)	155	163,192
3.00%, 06/01/31 (Call 12/15/21)	105	110,669
3.50%, 05/01/32 (Call 12/15/21)	79	85,034
3.50%, 09/01/32 (Call 12/15/21)	77	82,143
3.50%, 07/01/33 (Call 12/15/21)	176	187,422
3.50%, 06/01/34 (Call 12/15/21)	816	866,660
4.00%, 05/01/33 (Call 12/15/21)	176	185,755
Federal National Mortgage Association
0.25%, 07/10/23	15,000	14,959,200
0.50%, 06/17/25	13,000	12,799,930
1.75%, 07/02/24	6,850	7,038,649
1.94%, 04/01/44, (12 mo. LIBOR US + 1.590%)(a)	50	52,537
2.00%, 06/01/36 (Call 12/25/21)	1,306	1,342,034
2.00%, 06/01/36(m)	16,110	16,542,871
2.00%, 08/01/36 (Call 12/25/21)	403	415,465
2.08%, 12/01/44, (12 mo. LIBOR US + 1.576%)(a)	15	15,897
2.38%, 01/19/23	2,610	2,677,677
2.50%, 02/05/24	705	735,611
2.50%, 05/01/31 (Call 12/25/21)	714	743,865
2.50%, 10/01/35 (Call 12/25/21)	820	856,127
2.50%, 05/01/36 (Call 12/25/21)	14,337	14,916,423
2.50%, 06/01/36 (Call 12/25/21)	640	666,158
2.50%, 07/01/36 (Call 12/25/21)	269	281,883
2.63%, 09/06/24	2,550	2,689,970
3.00%, 03/01/30 (Call 12/25/21)	2,977	3,134,336
Series 2012-M13, Class A2, 2.38%, 05/25/22	421	421,033
Series 2014-M13, Class A2, 3.02%, 08/25/24(a)	69	72,044
FHLMC Multifamily Structured Pass Through Certificates Series K017, Class A2, 2.87%, 12/25/21 (Call 12/25/21)	132	131,885
Series K030, Class A2, 3.25%, 04/25/23 (Call 12/25/21)(a)	2,500	2,579,112
Series K045, Class A1, 2.49%, 11/25/24 (Call 12/25/21)	2,395	2,423,205
Series K048, Class A2, 3.28%, 06/25/25 (Call 12/25/21)(a)	1,347	1,442,826
Series K722, Class A2, 2.41%, 03/25/23 (Call 12/25/21)	1,700	1,729,711
Series K725, Class A1, 2.67%, 05/25/23 (Call 12/25/21)	224	226,063
Freddie Mac Multifamily Structured Pass Through Certificates
Series K027, Class A2, 2.64%, 01/25/23 (Call 12/25/21)	2,358	2,404,005
Series K028, Class A2, 3.11%, 02/25/23 (Call 12/25/21)	500	513,546
Series K033, Class A2, 3.06%, 07/25/23 (Call 12/25/21)(a)	2,000	2,066,444
Series K034, Class A2, 3.53%, 07/25/23 (Call 12/25/21)(a)	1,250	1,303,882
Series K036, Class A2, 3.53%, 10/25/23 (Call 12/25/21)(a)	500	522,071

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series K037, Class A2, 3.49%, 01/25/24 (Call 12/25/21)	$5,000	$5,263,180
Series K049, Class A2, 3.01%, 07/25/25 (Call 12/25/21)	1,129	1,200,847
Series K051, Class A2, 3.31%, 09/25/25 (Call 12/25/21)	1,622	1,745,411
Series K053, Class A2, 3.00%, 12/25/25 (Call 12/25/21)	1,000	1,065,782
Series K067, Class A1, 2.90%, 03/25/27 (Call 12/25/21)	3,482	3,632,705
Series K-1512, Class A2, 2.99%, 05/25/31 (Call 12/25/21)	460	502,391
Series K-1512, Class A3, 3.06%, 04/25/34 (Call 12/25/21)	450	494,947
Series K724, Class A2, 3.06%, 11/25/23 (Call 12/25/21)(a)	1,500	1,547,057
Series K729, Class A1, 2.95%, 02/25/24 (Call 12/25/21)	1,108	1,128,159
Uniform Mortgage-Backed Securities
1.50%, 11/16/36 (Call 12/25/21)(n)	91,425	92,016,048
2.00%, 10/01/35 (Call 12/25/21)	12,856	13,267,355
2.00%, 12/01/35 (Call 12/25/21)	8,230	8,462,511
2.00%, 02/01/36 (Call 12/25/21)	25,971	26,775,038
2.00%, 03/01/36 (Call 12/25/21)	7,070	7,273,598
2.00%, 04/01/36 (Call 12/25/21)	15,285	15,700,446
2.00%, 07/01/36 (Call 12/25/21)	9,158	9,414,112
2.00%, 11/16/36 (Call 12/25/21)(n)	53,501	54,900,176
2.50%, 07/01/28 (Call 12/25/21)	563	585,292
2.50%, 12/01/29 (Call 12/25/21)	143	148,638
2.50%, 03/01/30 (Call 12/25/21)	70	72,859
2.50%, 07/01/30 (Call 12/25/21)	88	91,565
2.50%, 08/01/30 (Call 12/25/21)	257	267,729
2.50%, 12/01/30 (Call 12/25/21)	43	44,937
2.50%, 01/01/31 (Call 12/25/21)	35	36,710
2.50%, 08/01/31 (Call 12/25/21)	986	1,031,099
2.50%, 09/01/31 (Call 12/25/21)	760	791,695
2.50%, 10/01/31 (Call 12/25/21)	3,849	4,007,349
2.50%, 12/01/31 (Call 12/25/21)	1,171	1,219,774
2.50%, 01/01/32 (Call 12/25/21)	5,135	5,361,197
2.50%, 02/01/32 (Call 12/25/21)	935	976,169
2.50%, 03/01/32 (Call 12/25/21)	882	919,526
2.50%, 04/01/32 (Call 12/25/21)	6,345	6,630,752
2.50%, 07/01/32 (Call 12/25/21)	7,216	7,547,379
2.50%, 10/01/32 (Call 12/25/21)	128	134,130
2.50%, 01/01/33 (Call 12/25/21)	1,086	1,132,075
2.50%, 07/01/35 (Call 12/25/21)	8,870	9,285,282
2.50%, 10/01/35 (Call 12/25/21)(m)	15,128	15,828,870
2.50%, 10/01/35 (Call 12/25/21)	3,064	3,185,457
2.50%, 03/01/36 (Call 12/25/21)	1,908	2,003,723
2.50%, 11/16/36 (Call 12/25/21)(n)	16,475	17,119,198
3.00%, 10/01/27 (Call 12/25/21)	45	47,365
3.00%, 10/01/28 (Call 12/25/21)	224	235,730
3.00%, 11/01/28 (Call 12/25/21)	213	224,731
3.00%, 03/01/30 (Call 12/25/21)	4,414	4,630,801
3.00%, 04/01/30 (Call 12/25/21)	98	102,732
3.00%, 07/01/30 (Call 12/25/21)	63	66,222
3.00%, 08/01/30 (Call 12/25/21)	220	232,031
3.00%, 09/01/30 (Call 12/25/21)	353	371,831
3.00%, 10/01/30 (Call 12/25/21)	178	187,684
3.00%, 11/01/30 (Call 12/25/21)	42	44,539

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 12/01/30 (Call 12/25/21)	$153	$160,999
3.00%, 01/01/31 (Call 12/25/21)	2,165	2,283,591
3.00%, 02/01/31 (Call 12/25/21)	1,089	1,149,051
3.00%, 03/01/31 (Call 12/25/21)	242	255,493
3.00%, 04/01/31 (Call 12/25/21)	108	113,399
3.00%, 06/01/31 (Call 12/25/21)	651	687,600
3.00%, 07/01/31 (Call 12/25/21)	761	806,054
3.00%, 09/01/31 (Call 12/25/21)	202	213,215
3.00%, 10/01/31 (Call 12/25/21)	48	50,509
3.00%, 01/01/32 (Call 12/25/21)	721	763,901
3.00%, 02/01/32 (Call 12/25/21)	2,332	2,467,573
3.00%, 03/01/32 (Call 12/25/21)	212	223,978
3.00%, 06/01/32 (Call 12/25/21)	695	731,521
3.00%, 08/01/32 (Call 12/25/21)	433	460,175
3.00%, 11/01/32 (Call 12/25/21)	675	716,105
3.00%, 12/01/32 (Call 12/25/21)	1,143	1,206,517
3.00%, 02/01/33 (Call 12/25/21)	763	809,607
3.00%, 10/01/33 (Call 12/25/21)	847	888,946
3.00%, 07/01/34 (Call 12/25/21)	414	433,962
3.00%, 09/01/34 (Call 12/25/21)	4,342	4,597,730
3.00%, 11/01/34 (Call 12/25/21)	593	626,653
3.00%, 12/01/34 (Call 12/25/21)	5,171	5,423,826
3.00%, 11/16/36 (Call 12/25/21)(n)	5,370	5,628,431
3.50%, 01/01/27 (Call 12/25/21)	9	9,211
3.50%, 12/01/29 (Call 12/25/21)	17	18,314
3.50%, 07/01/30 (Call 12/25/21)	193	205,423
3.50%, 10/01/30 (Call 12/25/21)	90	95,355
3.50%, 11/01/30 (Call 12/25/21)	11	11,712
3.50%, 03/01/31 (Call 12/25/21)	116	123,332
3.50%, 06/01/31 (Call 12/25/21)	197	211,462
3.50%, 01/01/32 (Call 12/25/21)	101	108,398
3.50%, 05/01/32 (Call 12/25/21)	159	170,032
3.50%, 06/01/32 (Call 12/25/21)	188	202,611
3.50%, 07/01/32 (Call 12/25/21)	59	62,557
3.50%, 08/01/32 (Call 12/25/21)	51	54,307
3.50%, 09/01/32 (Call 12/25/21)	355	377,118
3.50%, 10/01/32 (Call 12/25/21)	52	56,010
3.50%, 11/01/32 (Call 12/25/21)	39	41,959
3.50%, 03/01/33 (Call 12/25/21)	527	566,704
3.50%, 04/01/33 (Call 12/25/21)	729	780,380
3.50%, 05/01/33 (Call 12/25/21)	423	456,181
3.50%, 06/01/33 (Call 12/25/21)	797	846,649
3.50%, 02/01/34 (Call 12/25/21)	5,686	6,128,905
3.50%, 07/01/34	1,374	1,458,946
3.50%, 08/01/34 (Call 12/25/21)	823	873,604
3.50%, 01/01/35 (Call 12/25/21)	555	593,959
3.50%, 11/16/36 (Call 12/25/21)(n)	5,999	6,364,804
4.00%, 07/01/29 (Call 12/25/21)	102	108,793
4.00%, 07/01/32 (Call 12/25/21)	332	352,980
4.00%, 05/01/33 (Call 12/25/21)	375	396,565
4.00%, 06/01/33 (Call 12/25/21)	169	178,895
4.00%, 07/01/33 (Call 12/25/21)	112	118,889
4.00%, 12/01/33 (Call 12/25/21)	945	1,003,828
4.00%, 11/16/36 (Call 12/25/21)(n)	3,429	3,626,569
4.50%, 11/16/21 (Call 12/25/21)(n)	112	116,668
5.00%, 11/16/21 (Call 12/25/21)(n)	178	184,223

		517,629,756

U.S. Government Agency Obligations — 0.5%
Federal Farm Credit Banks Funding Corp., 1.85%, 07/26/24	35	36,008

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Agency Obligations (continued)
Federal Home Loan Banks
1.50%, 08/15/24	$260	$265,481
1.88%, 11/29/21	200	200,286
2.13%, 06/10/22	600	607,404
2.13%, 06/09/23	300	308,070
2.63%, 12/10/21	650	651,800
2.88%, 12/10/21	275	275,825
3.00%, 12/09/22	3,724	3,836,874
3.38%, 09/08/23	1,105	1,163,267
Federal Home Loan Mortgage Corp.
0.13%, 07/25/22	615	615,049
0.25%, 08/24/23	10,000	9,962,700
2.38%, 01/13/22	3,720	3,736,591
Federal National Mortgage Association
0.63%, 04/22/25	200	197,948
1.88%, 04/05/22	1,500	1,511,535
2.00%, 01/05/22	790	792,710
2.00%, 10/05/22	1,800	1,830,096
2.25%, 04/12/22	525	530,019
2.63%, 01/11/22	410	412,038
2.88%, 09/12/23	800	835,296

		27,768,997

U.S. Government Obligations — 46.0%
U.S. Treasury Note/Bond
0.13%, 11/30/22	4,000	3,998,125
0.13%, 12/31/22	34,100	34,061,371
0.13%, 01/31/23	2,100	2,096,719
0.13%, 02/28/23	55,900	55,782,086
0.13%, 03/31/23	50,000	49,863,281
0.13%, 05/15/23	4,900	4,882,391
0.13%, 06/30/23	45,400	45,201,375
0.13%, 07/15/23	15,200	15,127,563
0.13%, 08/15/23	11,200	11,138,750
0.13%, 09/15/23	80,600	80,096,250
0.13%, 10/15/23	5,000	4,965,234
0.13%, 12/15/23	21,800	21,607,547
0.13%, 01/15/24	59,900	59,319,719
0.25%, 06/15/23	34,000	33,926,953
0.25%, 09/30/23(c)	39,450	39,294,358
0.25%, 11/15/23	123,100	122,104,680
0.25%, 06/15/24	20,000	19,771,875
0.25%, 05/31/25	20,000	19,509,375
0.25%, 09/30/25	22,400	21,743,750
0.25%, 10/31/25	4,700	4,554,227
0.38%, 04/15/24	32,000	31,787,500
0.38%, 07/15/24	32,500	32,215,625
0.38%, 08/15/24	13,000	12,880,156
0.38%, 09/15/24(c)	270,000	267,278,908
0.38%, 04/30/25	3,100	3,041,391
0.38%, 12/31/25	22,200	21,561,750
0.50%, 03/15/23	12,300	12,333,152
0.50%, 03/31/25	30,800	30,398,156
0.50%, 02/28/26	43,000	41,891,406
0.63%, 10/15/24	20,000	19,923,438
0.63%, 07/31/26	21,300	20,760,844
0.75%, 03/31/26	20,000	19,676,563
0.75%, 05/31/26	54,100	53,144,797
0.75%, 08/31/26	47,500	46,546,289
0.88%, 06/30/26	48,800	48,163,313
0.88%, 09/30/26(c)	296,050	291,701,766

Security	Par (000)	Value

U.S. Government Obligations (continued)
1.13%, 02/28/25	$8,000	$8,068,750
1.13%, 10/31/26	17,000	16,943,698
1.25%, 07/31/23	30,500	30,938,437
1.25%, 08/31/24	3,200	3,247,250
1.38%, 10/15/22	7,900	7,992,578
1.38%, 06/30/23	4,000	4,065,781
1.38%, 08/31/23	41,500	42,195,449
1.38%, 09/30/23	36,300	36,922,488
1.38%, 01/31/25	9,000	9,156,797
1.50%, 01/15/23	2,500	2,538,086
1.50%, 02/28/23	44,800	45,521,000
1.50%, 03/31/23	2,000	2,033,203
1.50%, 09/30/24	11,500	11,749,766
1.50%, 10/31/24	15,000	15,328,125
1.50%, 11/30/24	19,230	19,646,149
1.63%, 11/15/22	30,100	30,556,203
1.63%, 04/30/23	25,000	25,476,562
1.63%, 05/31/23	11,800	12,033,695
1.63%, 02/15/26	35,000	35,784,766
1.75%, 09/30/22	30,900	31,353,844
1.75%, 01/31/23	18,000	18,335,391
1.75%, 05/15/23	16,000	16,340,625
1.75%, 06/30/24	16,500	16,960,195
1.75%, 12/31/24	19,000	19,562,578
1.88%, 09/30/22	22,650	23,007,445
1.88%, 10/31/22	4,000	4,068,594
1.88%, 08/31/24	19,800	20,438,859
2.00%, 10/31/22	13,400	13,646,539
2.00%, 11/30/22	20,900	21,313,102
2.00%, 02/15/23	19,800	20,243,180
2.00%, 04/30/24	34,500	35,656,289
2.00%, 06/30/24	14,000	14,485,625
2.00%, 02/15/25	27,500	28,535,547
2.00%, 08/15/25	7,600	7,888,563
2.13%, 12/31/22	24,300	24,837,258
2.13%, 11/30/23	700	723,133
2.13%, 02/29/24	22,500	23,296,289
2.13%, 03/31/24	23,000	23,819,375
2.13%, 07/31/24	13,900	14,439,711
2.13%, 09/30/24	15,000	15,595,313
2.13%, 11/30/24	7,800	8,118,094
2.13%, 05/15/25	2,000	2,083,281
2.25%, 12/31/23	8,350	8,652,688
2.25%, 01/31/24	23,000	23,858,906
2.25%, 04/30/24	17,600	18,297,125
2.25%, 10/31/24	7,200	7,517,813
2.25%, 11/15/24	19,600	20,471,281
2.25%, 12/31/24	9,000	9,404,297
2.25%, 11/15/25	10,000	10,482,031
2.38%, 01/31/23	7,000	7,184,570
2.38%, 02/29/24	19,000	19,779,297
2.38%, 08/15/24	23,400	24,471,281
2.38%, 04/30/26	2,000	2,109,531
2.50%, 03/31/23	8,000	8,245,000
2.50%, 08/15/23	12,000	12,440,156
2.50%, 01/31/24	16,500	17,206,406
2.50%, 05/15/24	16,700	17,473,680
2.50%, 01/31/25	9,300	9,799,148
2.63%, 02/28/23	5,500	5,670,371
2.63%, 06/30/23	8,750	9,072,656

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)		Value

U.S. Government Obligations (continued)
2.63%, 12/31/23	$2,000		$2,088,594
2.63%, 03/31/25	5,250		5,557,207
2.63%, 01/31/26	13,000		13,833,828
2.75%, 04/30/23	26,100		27,034,910
2.75%, 05/31/23	9,200		9,545,359
2.75%, 07/31/23	16,500		17,169,024
2.75%, 08/31/23	12,000		12,501,563
2.75%, 02/28/25	12,450		13,226,180
2.75%, 06/30/25	14,000		14,903,438
2.75%, 08/31/25	12,000		12,795,938
2.88%, 09/30/23	14,200		14,845,102
2.88%, 10/31/23	4,800		5,026,500
2.88%, 11/30/23	9,900		10,379,531
2.88%, 04/30/25	22,100		23,588,297
2.88%, 05/31/25	35,000		37,392,578
2.88%, 07/31/25	6,000		6,420,469
3.00%, 10/31/25	8,000		8,618,125
6.88%, 08/15/25	4,300		5,241,633
7.13%, 02/15/23	6,500		7,062,910
7.50%, 11/15/24	20,000		24,035,938

			2,870,701,657

Total U.S. Government & Agency Obligations — 54.8% (Cost: $3,407,180,400)			3,416,100,410

Common Stocks

Diversified Financial Services — 0.0%
HoldCo.(j)	16		—

Energy Equipment & Services — 0.0%
Patterson-UTI Energy Inc.	1		2,619

Health Care Technology — 0.0%
Quincy Health LLC(j)	1		10,360

Metals & Mining — 0.0%
Foresight Energy LLC(j)	0	(h)	—

Total Common Stocks — 0.0% (Cost $250,019)			12,979

Preferred Stocks

Diversified Financial Services — 0.0%
HoldCo. Preference Shares(j)	0	(h)	—

Total Preferred Stocks — 0.0% (Cost $97)			—

Warrants

Advertising — 0.0%
Affinion Group Inc. (Expires 12/12/23)	0	(h)	—

Total Warrants — 0.0% (Cost $0)			—

Security	Shares/ Par (000)	Value

Short-Term Investments

Money Market Funds — 10.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(o)(p)	209,589	$209,694,244
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(o)(p)(q)	436,730	436,729,815

		646,424,059

Total Short-Term Investments — 10.4% (Cost: $646,383,309)		646,424,059

Total Investments Before TBA Sales Commitments — 110.0% (Cost: $6,840,915,865)		6,859,127,318

TBA Sales Commitments

Mortgage-Backed Securities — (0.1)%
Uniform Mortgage-Backed Securities, 2.00%, 11/16/36 (Call 11/16/21)	$(4,375)	(4,489,417)

Total TBA Sales Commitments — (0.1)% (Proceeds: $(4,489,160))		(4,489,417)

Total Investments, Net of TBA Sales Commitments — 109.9% (Cost: $6,836,426,705)		6,854,637,901

Other Assets, Less Liabilities — (9.9)%		(619,505,295)

Net Assets — 100.0%		$6,235,132,606

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Perpetual security with no stated maturity date.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Rounds to less than 1,000.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(k)	Non-income producing security.
(l)	Zero-coupon bond.
(m)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(n)	Represents or includes a TBA transaction.
(o)	Affiliate of the Fund.
(p)	Annualized 7-day yield as of period end.
(q)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) October 31, 2021	iShares® Core 1-5 Year USD Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$158,997,427	$50,725,850	(a)	$—	$(19,305)	$(9,728)	$209,694,244	209,589	$201,129		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	30,795,447	405,934,369	(a)	—	—	(1)	436,729,815	436,730	227,974	(b)	—

					$(19,305)	$(9,729)	$646,424,059		$429,103		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Asset-Backed Securities	$—	$30,313,415	$—	$30,313,415
Collaterized Mortgage Obligations	—	95,124,012	—	95,124,012
Corporate Bonds & Notes	—	2,241,897,293	—	2,241,897,293
Foreign Government Obligations	—	426,219,681	—	426,219,681
Municipal Debt Obligations	—	3,035,469	—	3,035,469
U.S. Government & Agency Obligations	—	3,416,100,410	—	3,416,100,410
Common Stocks	2,619	—	10,360	12,979
Preferred Stocks	—	—	—	—
Warrants	—	—	—	—
Money Market Funds	646,424,059	—	—	646,424,059

	646,426,678	6,212,690,280	10,360	6,859,127,318

Liabilities
TBA Sales Commitments	—	(4,489,417)	—	(4,489,417)

	$646,426,678	$6,208,200,863	$10,360	$6,854,637,901

See notes to financial statements.

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Corporate Bonds & Notes

Australia — 0.4%
APT Pipelines Ltd.
0.75%, 03/15/29 (Call 12/15/28)(a)	EUR	100	$113,183
2.00%, 03/22/27(a)	EUR	300	373,268
3.50%, 03/22/30(a)	GBP	200	297,901
Aurizon Finance Pty Ltd., 3.00%, 03/09/28 (Call 12/09/27)	AUD	100	72,114
Aurizon Network Pty Ltd., 2.00%, 09/18/24(a)	EUR	200	243,805
Ausgrid Finance Pty Ltd., 3.75%, 10/30/24 (Call 08/01/24)(a)	AUD	200	157,818
AusNet Services Holdings Pty Ltd.
0.63%, 08/25/30(a)	EUR	300	340,398
2.60%, 07/31/29	AUD	100	73,167
3.00%, 02/13/24(a)	EUR	200	246,697
Australia & New Zealand Banking Group Ltd.
0.25%, 11/29/22	EUR	300	349,328
0.45%, 11/22/23(a)	EUR	200	234,275
0.75%, 09/29/26(a)	EUR	700	830,668
3.10%, 02/08/24(a)	AUD	300	234,255
BHP Billiton Finance Ltd.
Series 11, 3.25%, 09/25/24(a)	GBP	150	217,249
Series 12, 4.30%, 09/25/42	GBP	200	369,262
Series 17, 1.50%, 04/29/30 (Call 01/29/30)(a)	EUR	200	245,479
Brisbane Airport Corp. Pty Ltd., 4.50%, 12/30/30 (Call 10/01/30)	AUD	300	239,999
Charter Hall Ltd., 2.09%, 03/03/28 (Call 12/03/27)(a)	AUD	100	71,146
Commonwealth Bank of Australia
0.50%, 07/11/22(a)	EUR	400	465,558
0.50%, 07/27/26(a)	EUR	100	118,008
0.88%, 02/19/29(a)	EUR	400	483,578
1.13%, 01/18/28(a)	EUR	100	121,475
1.94%, 10/03/29 (Call 10/03/24)(a)(b)	EUR	100	120,384
3.00%, 01/11/24(a)	AUD	200	155,850
3.00%, 09/04/26(a)	GBP	100	148,592
Lendlease Finance Ltd., 3.70%, 03/31/31 (Call 12/31/30)(a)	AUD	100	75,432
Lonsdale Finance Pty Ltd., 2.45%, 11/20/26 (Call 08/20/26)(a)	AUD	200	149,409
Macquarie Bank Ltd., 1.75%, 08/07/24(a)	AUD	400	300,948
Macquarie Group Ltd.
0.35%, 03/03/28(a)	EUR	300	340,173
0.63%, 02/03/27(a)	EUR	100	116,328
National Australia Bank Ltd.
0.25%, 05/20/24(a)	EUR	340	396,896
0.30%, 10/31/25(a)	CHF	150	165,537
0.35%, 09/07/22(a)	EUR	360	418,998
0.63%, 08/30/23(a)	EUR	460	540,497
0.75%, 01/30/26(a)	EUR	200	238,122
0.88%, 11/16/22(a)	EUR	200	234,330
1.13%, 05/20/31(a)	EUR	236	287,687
1.70%, 09/15/31 (Call 09/15/26)(a)(b)	GBP	200	267,081
2.25%, 06/06/25(a)	EUR	200	249,950
2.75%, 08/08/22(a)	EUR	50	59,239
2.90%, 02/26/24(a)	AUD	200	155,552
NSW Electricity Networks Finance Pty Ltd., 2.54%, 09/23/30 (Call 06/25/30)	AUD	100	69,052
Optus Finance Pty Ltd., 1.00%, 06/20/29 (Call 03/20/29)(a)	EUR	300	353,760

Security		Par (000)	Value

Australia (continued)
Origin Energy Finance Ltd., 1.00%, 09/17/29 (Call 06/17/29)(a)	EUR	130	$146,882
Pacific National Finance Pty Ltd., 5.25%, 05/19/25	AUD	50	40,538
Qantas Airways Ltd., 2.95%, 11/27/29 (Call 08/27/29)(a)	AUD	200	138,933
Scentre Group Trust 1/Scentre Group Trust 2
1.38%, 03/22/23 (Call 12/22/22)(a)	EUR	150	176,540
1.45%, 03/28/29 (Call 12/28/28)(a)	EUR	100	121,509
Telstra Corp. Ltd.
1.38%, 03/26/29 (Call 12/26/28)(a)	EUR	100	122,596
3.50%, 09/21/22(a)	EUR	428	511,971
4.00%, 09/16/22(a)	AUD	50	38,739
Toyota Finance Australia Ltd., 0.25%, 04/09/24(a)	EUR	200	232,943
Transurban Finance Co. Pty Ltd.
2.00%, 08/28/25 (Call 05/28/25)(a)	EUR	100	122,989
3.00%, 04/08/30 (Call 01/08/30)(a)	EUR	200	269,262
WestConnex Finance Co. Pty Ltd., 3.15%, 03/31/31 (Call 12/31/30)(a)	AUD	100	72,360
Westfield America Management Ltd.
2.13%, 03/30/25 (Call 01/30/25)(a)	GBP	200	276,327
2.63%, 03/30/29 (Call 12/30/28)(a)	GBP	100	138,070
Westpac Banking Corp.
0.38%, 03/05/23(a)	EUR	200	233,443
0.38%, 04/02/26(a)	EUR	300	351,548
0.50%, 05/17/24(a)	EUR	200	234,839
0.50%, 01/16/25(a)	EUR	200	235,160
0.77%, 05/13/31 (Call 05/13/26)(a)(b)	EUR	150	171,149
1.13%, 09/05/27(a)	EUR	320	387,528
3.25%, 11/16/23	AUD	100	78,275
Woolworths Group Ltd., 2.80%, 05/20/30(a)	AUD	200	146,585

			14,990,634

Austria — 0.3%
Autobahnen- und Schnellstrassen-Finanzierungs-AG
0.25%, 10/18/24(a)	EUR	400	467,741
0.63%, 09/15/22(a)	EUR	100	116,759
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG
0.00%, 09/23/30(a)(c)	EUR	100	113,221
0.10%, 05/12/31(a)	EUR	200	227,270
0.63%, 06/19/34(a)	EUR	200	238,284
Erste Group Bank AG
0.00%, 09/11/29(a)(c)	EUR	200	228,206
0.25%, 01/27/31(a)	EUR	400	447,927
0.63%, 04/17/26(a)	EUR	200	237,653
1.00%, 06/10/30 (Call 06/10/25)(a)(b)	EUR	200	232,555
Heta Asset Resolution AG, 2.38%, 12/13/22(a)	EUR	100	119,091
HYPO NOE Landesbank fuer Niederoesterreich und Wien AG, 0.38%, 04/04/23(a)	EUR	200	233,625
Hypo Vorarlberg Bank AG, 0.63%, 07/17/26(a)	EUR	300	356,150
JAB Holdings BV
1.00%, 12/20/27(a)	EUR	200	234,092
1.75%, 05/25/23(a)	EUR	300	357,523
1.75%, 06/25/26(a)	EUR	300	365,555
2.25%, 12/19/39(a)	EUR	100	121,415
Series 11Y, 2.50%, 06/25/29(a)	EUR	100	127,802
OeBB Infrastruktur AG
1.00%, 11/18/24(a)	EUR	750	896,877
3.38%, 05/18/32(a)	EUR	50	75,768

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Austria (continued)
OeBB-Infrastruktur AG
2.25%, 07/04/23(a)	EUR	500	$603,276
3.00%, 10/24/33	EUR	100	150,710
Oesterreichische Kontrollbank AG
0.25%, 09/26/24(a)	EUR	200	233,859
1.13%, 12/15/22	GBP	200	275,251
OMV AG
1.88%, 12/04/28(a)	EUR	200	254,116
2.00%, 04/09/28(a)	EUR	530	675,130
2.88%, (Call 03/19/24)(a)(b)(d)	EUR	300	364,140
Raiffeisen Bank International AG, 1.50%, 03/12/30 (Call 03/12/25)(a)(b)	EUR	200	233,669
Raiffeisenlandesbank Niederoesterreich-Wien AG
0.38%, 09/13/24(a)	EUR	300	351,704
0.63%, 08/28/26	EUR	100	118,916
Raiffeisenlandesbank Oberoesterreich AG, 0.50%, 01/22/35(a)	EUR	200	234,150
Raiffeisen-Landesbank Steiermark AG, 1.38%, 05/11/33(a)	EUR	100	128,729
Raiffeisenlandesbank Vorarlberg Waren-Und Revisionsverband registrierte GenmbH, 0.38%, 11/13/34	EUR	200	229,988
Telekom Finanzmanagement GmbH, 1.50%, 12/07/26 (Call 09/07/26)(a)	EUR	200	245,590
UniCredit Bank Austria AG
0.25%, 06/21/30(a)	EUR	100	115,802
0.63%, 03/20/29(a)	EUR	200	239,003
0.75%, 02/25/25(a)	EUR	300	356,292
UNIQA Insurance Group AG, 6.00%, 07/27/46 (Call 07/27/26)(a)(b)	EUR	100	142,171
Verbund AG, 1.50%, 11/20/24(a)	EUR	200	242,559
Vienna Insurance Group AG Wiener Versicherung Gruppe, 1.00%, 03/26/36 (Call 12/26/35)(a)	EUR	100	115,936
Volksbank Wien AG, 0.13%, 11/19/29	EUR	200	229,373

			10,737,878

Belgium — 0.2%
Ageas SA/NV, 1.88%, 11/24/51 (Call 05/24/31)(a)(b)	EUR	100	115,452
Anheuser-Busch InBev Finance Inc., Series MPLE, 4.32%, 05/15/47 (Call 11/15/46)	CAD	100	84,452
Anheuser-Busch InBev SA/NV
1.15%, 01/22/27 (Call 10/22/26)(a)	EUR	600	722,537
1.50%, 04/18/30(a)	EUR	340	417,208
2.13%, 12/02/27 (Call 09/02/27)(a)	EUR	100	127,108
2.25%, 05/24/29(a)	GBP	150	211,811
2.70%, 03/31/26(a)	EUR	100	129,027
2.75%, 03/17/36(a)	EUR	270	372,113
2.85%, 05/25/37(a)	GBP	260	384,652
2.88%, 04/02/32 (Call 01/02/32)(a)	EUR	350	481,482
3.70%, 04/02/40 (Call 10/02/39)(a)	EUR	250	390,763
Argenta Spaarbank NV, 1.00%, 01/29/27(a)	EUR	100	117,601
Belfius Bank SA
0.00%, 08/28/26(a)(c)	EUR	200	227,926
0.13%, 09/14/26(a)	EUR	200	232,303
0.38%, 10/24/23(a)	EUR	200	234,055
0.38%, 02/13/26(a)	EUR	200	231,151
BNP Paribas Fortis SA, 0.63%, 10/04/25(a)	EUR	100	118,529
Elia Group SA/NV, 1.50%, 09/05/28 (Call 06/05/28)(a)	EUR	200	246,473
Elia Transmission Belgium SA, 0.88%, 04/28/30 (Call 01/28/30)(a)	EUR	100	117,889

Security		Par (000)	Value

Belgium (continued)
Euroclear Bank SA
0.13%, 07/07/25(a)	EUR	200	$231,406
0.50%, 07/10/23(a)	EUR	185	216,713
Euroclear Investments SA, 1.50%, 04/11/30(a)	EUR	200	249,768
Flemish Community (The), 0.38%, 10/13/26(a)	EUR	100	118,075
FLUVIUS System Operator CVBA
1.75%, 12/04/26(a)	EUR	300	374,617
2.88%, 05/07/29(a)	EUR	100	136,443
Groupe Bruxelles Lambert SA, 1.88%, 06/19/25 (Call 03/19/25)(a)	EUR	200	245,675
ING Belgium SA
0.00%, 02/20/30(a)(c)	EUR	200	227,424
0.75%, 09/28/26(a)	EUR	400	479,074
KBC Bank NV
0.45%, 01/22/22(a)	EUR	100	115,864
2.00%, 01/31/23(a)	EUR	500	595,606
KBC Group NV
0.38%, 06/16/27 (Call 06/16/26)(a)(b)	EUR	400	462,779
0.75%, 10/18/23(a)	EUR	300	353,406
0.75%, 01/24/30(a)	EUR	100	116,781
Solvay SA, 2.75%, 12/02/27 (Call 09/02/27)(a)	EUR	200	261,249

			9,147,412

Bermuda — 0.0%
PartnerRe Ireland Finance DAC, 1.25%, 09/15/26(a)	EUR	200	239,343

Canada — 1.4%
407 International Inc.
1.80%, 05/22/25 (Call 04/22/25)(e)	CAD	200	161,563
2.43%, 05/04/27 (Call 02/04/27)	CAD	200	163,594
2.47%, 09/08/22 (Call 08/08/22)	CAD	300	244,715
2.84%, 03/07/50 (Call 09/07/49)	CAD	200	145,549
3.67%, 03/08/49 (Call 09/08/48)	CAD	200	169,653
3.83%, 05/11/46 (Call 11/11/45)	CAD	200	173,332
3.98%, 09/11/52 (Call 06/11/52)	CAD	25	22,252
Aeroports de Montreal
3.03%, 04/21/50 (Call 10/21/49)	CAD	150	114,265
Series I, 5.47%, 04/16/40	CAD	150	157,798
AIMCo Realty Investors LP, Series 4, 2.71%, 06/01/29 (Call 03/01/29)	CAD	200	163,334
Alberta Powerline LP, 4.07%, 12/01/53	CAD	198	175,039
Alectra Inc.
1.75%, 02/11/31 (Call 11/11/30)	CAD	200	151,231
Series A, 2.49%, 05/17/27 (Call 02/17/27)	CAD	150	123,270
Algonquin Power Co., 4.60%, 01/29/29 (Call 10/29/28)	CAD	100	90,776
Alimentation Couche-Tard Inc., 3.06%, 07/26/24 (Call 05/26/24)	CAD	150	125,044
Allied Properties Real Estate Investment Trust, 3.13%, 05/15/28 (Call 03/15/28)	CAD	200	163,835
AltaGas Ltd.
2.16%, 06/10/25 (Call 05/10/25)	CAD	200	161,387
2.17%, 03/16/27 (Call 01/16/27)	CAD	400	315,097
3.98%, 10/04/27 (Call 07/04/27)	CAD	150	129,192
AltaLink LP
3.67%, 11/06/23	CAD	200	168,812
3.72%, 12/03/46 (Call 06/03/46)	CAD	50	43,399
3.99%, 06/30/42	CAD	200	179,389
4.09%, 06/30/45 (Call 12/30/44)(a)	CAD	100	91,513

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
Bank of Montreal
0.20%, 01/26/23(a)	EUR	650	$756,817
0.25%, 01/10/24(a)	EUR	100	116,690
1.55%, 05/28/26 (Call 04/28/26)	CAD	150	118,153
2.08%, 06/17/30 (Call 06/17/25)(b)	CAD	200	161,113
2.27%, 07/11/22	CAD	350	286,145
2.28%, 07/29/24	CAD	200	164,090
2.70%, 09/11/24	CAD	200	166,839
2.70%, 12/09/26	CAD	50	41,843
2.85%, 03/06/24	CAD	500	415,518
2.89%, 06/20/23	CAD	400	332,065
3.19%, 03/01/28	CAD	500	429,032
Bank of Nova Scotia (The)
0.00%, 01/14/27(a)(c)	EUR	300	345,222
0.25%, 01/11/24(a)	EUR	150	175,085
0.38%, 03/10/23(a)	EUR	150	175,148
0.38%, 10/23/23(a)	EUR	300	350,975
0.50%, 04/30/24(a)	EUR	226	264,880
1.83%, 04/27/22	CAD	300	244,155
1.90%, 12/02/21	CAD	100	80,910
2.16%, 02/03/25	CAD	200	163,230
2.29%, 06/28/24	CAD	350	288,725
2.38%, 05/01/23	CAD	200	164,147
2.84%, 07/03/29 (Call 07/03/24)(b)	CAD	800	661,254
2.98%, 04/17/23	CAD	300	248,860
3.10%, 02/02/28	CAD	400	341,209
BCI QuadReal Realty
1.07%, 02/04/26 (Call 01/04/26)	CAD	100	77,639
1.75%, 07/24/30 (Call 04/24/30)	CAD	200	150,991
bcIMC Realty Corp., 3.00%, 03/31/27 (Call 12/31/26)	CAD	100	83,939
Bell Canada
3.00%, 03/17/31 (Call 12/17/30)	CAD	100	80,932
4.05%, 03/17/51 (Call 09/17/50)	CAD	200	162,133
Bell Canada Inc.
2.50%, 05/14/30 (Call 02/14/30)	CAD	200	157,135
2.75%, 01/29/25 (Call 12/29/24)	CAD	300	248,462
2.90%, 09/10/29 (Call 06/10/29)	CAD	200	163,217
3.50%, 09/30/50 (Call 03/30/50)	CAD	200	147,059
Bell Telephone Co of Canada or Bell Canada (The)
2.70%, 02/27/24 (Call 12/27/23)	CAD	200	165,124
3.55%, 03/02/26 (Call 12/02/25)	CAD	100	84,950
3.60%, 09/29/27 (Call 06/29/27)	CAD	200	170,889
3.80%, 08/21/28 (Call 05/21/28)	CAD	100	86,679
4.35%, 12/18/45 (Call 06/18/45)(a)	CAD	200	169,674
Series M-26, 3.35%, 03/22/23 (Call 12/22/22)	CAD	100	82,635
British Columbia Ferry Services Inc., Series 19-1, 2.79%, 10/15/49 (Call 04/15/49)	CAD	100	74,766
Brookfield Asset Management Inc., 4.82%, 01/28/26 (Call 10/28/25)	CAD	200	177,392
Brookfield Infrastructure Finance ULC
3.41%, 10/09/29 (Call 07/09/29)	CAD	200	166,015
4.19%, 09/11/28 (Call 06/11/28)	CAD	100	87,339
Brookfield Renewable Partners ULC
3.75%, 06/02/25 (Call 03/02/25)	CAD	200	170,322
4.25%, 01/15/29 (Call 10/15/28)	CAD	200	177,857
Bruce Power LP
3.97%, 06/23/26 (Call 03/23/26)	CAD	200	172,749
4.01%, 06/21/29 (Call 03/21/29)	CAD	100	87,289
4.13%, 06/21/33 (Call 03/21/33)	CAD	100	87,718

Security		Par (000)	Value

Canada (continued)
Canadian Imperial Bank of Commerce
0.04%, 07/09/27(a)	EUR	200	$230,252
0.38%, 05/03/24(a)	EUR	300	350,237
0.75%, 03/22/23(a)	EUR	340	398,908
1.96%, 04/21/31 (Call 04/21/26)(b)	CAD	200	158,504
2.00%, 04/17/25	CAD	200	162,127
2.04%, 03/21/22	CAD	100	81,328
2.35%, 08/28/24	CAD	700	574,802
2.47%, 12/05/22	CAD	200	164,405
2.95%, 06/19/29 (Call 06/19/24)(b)	CAD	200	165,675
2.97%, 07/11/23	CAD	200	166,349
3.30%, 05/26/25	CAD	200	170,751
3.45%, 04/04/28 (Call 04/04/23)(b)	CAD	500	414,859
Canadian National Railway Co.
3.05%, 02/08/50 (Call 08/08/49)	CAD	200	149,384
3.20%, 07/31/28 (Call 04/30/28)	CAD	500	423,380
Canadian Natural Resources Ltd.
2.50%, 01/17/28 (Call 11/17/27)	CAD	200	160,103
3.42%, 12/01/26 (Call 09/01/26)	CAD	100	84,333
Canadian Pacific Railway Co., 3.15%, 03/13/29 (Call 12/13/28)	CAD	100	83,562
Canadian Tire Corp. Ltd., 3.17%, 07/06/23 (Call 06/06/23)	CAD	200	165,766
Canadian Western Bank, 2.60%, 09/06/24 (Call 08/06/24)	CAD	400	329,379
Capital Power Corp., 4.42%, 02/08/30 (Call 11/08/29)	CAD	100	87,878
Cenovus Energy Inc.
3.55%, 03/12/25 (Call 12/12/24)	CAD	200	168,352
3.60%, 03/10/27 (Call 12/10/26)	CAD	200	168,833
Central 1 Credit Union, 1.32%, 01/29/26	CAD	200	156,130
Choice Properties Real Estate Investment Trust, Series J, 3.55%, 01/10/25 (Call 11/10/24)	CAD	600	506,951
CI Financial Corp., 3.22%, 07/22/24 (Call 06/22/24)	CAD	100	83,714
CPPIB Capital Inc.
0.38%, 06/20/24(a)	EUR	750	878,990
1.50%, 03/04/33(a)	EUR	500	642,794
CU Inc.
2.96%, 09/07/49 (Call 03/07/49)	CAD	200	150,233
3.55%, 11/22/47 (Call 05/22/47)	CAD	200	166,984
3.96%, 07/27/45 (Call 01/27/45)	CAD	25	22,196
4.54%, 10/24/41	CAD	200	190,336
4.72%, 09/09/43 (Call 03/09/43)	CAD	100	97,702
5.18%, 11/21/35	CAD	100	99,805
Enbridge Gas Inc.
2.90%, 04/01/30 (Call 01/01/30)	CAD	400	330,992
3.20%, 09/15/51 (Call 03/15/51)	CAD	200	155,265
3.51%, 11/29/47 (Call 05/29/47)	CAD	200	164,733
4.00%, 08/22/44 (Call 02/22/44)(a)	CAD	50	44,159
4.88%, 06/21/41 (Call 12/21/40)	CAD	150	146,554
Enbridge Inc.
2.99%, 10/03/29 (Call 07/03/29)	CAD	400	325,611
3.95%, 11/19/24 (Call 08/19/24)	CAD	400	341,218
4.24%, 08/27/42	CAD	100	81,430
Enbridge Pipelines Inc.
3.45%, 09/29/25 (Call 06/29/25)	CAD	150	127,542
3.52%, 02/22/29 (Call 11/22/28)	CAD	400	341,328
4.20%, 05/12/51 (Call 11/12/50)	CAD	100	82,193
4.33%, 02/22/49 (Call 08/22/48)	CAD	100	84,084
5.33%, 04/06/40	CAD	50	47,193

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
EPCOR Utilities Inc.
3.11%, 07/08/49 (Call 01/08/49)	CAD	100	$77,045
3.55%, 11/27/47 (Call 05/27/47)	CAD	100	83,675
Fairfax Financial Holdings Ltd.
2.75%, 03/29/28 (Call 12/29/27)(a)	EUR	100	126,165
3.95%, 03/03/31 (Call 12/03/30)	CAD	100	82,742
4.23%, 06/14/29 (Call 03/14/29)	CAD	100	85,388
Federation des Caisses Desjardins du Quebec
0.00%, 04/08/26(a)(c)	EUR	100	115,489
0.05%, 11/26/27(a)	EUR	200	230,023
0.38%, 05/30/23(a)	EUR	300	350,570
1.59%, 09/10/26	CAD	200	157,078
1.99%, 05/28/31 (Call 05/28/26)(b)	CAD	150	118,615
2.09%, 01/17/22	CAD	200	162,195
2.86%, 05/26/30 (Call 05/26/25)(b)	CAD	200	165,023
Finning International Inc., 2.63%, 08/14/26 (Call 06/14/26)	CAD	200	162,025
First Capital REIT Trust
Series R, 4.79%, 08/30/24	CAD	200	172,456
Series V, 3.46%, 01/22/27 (Call 11/22/26)	CAD	100	82,397
Fortis Inc./Canada, 2.85%, 12/12/23 (Call 10/12/23)	CAD	50	41,426
FortisAlberta Inc., 3.73%, 09/18/48 (Call 03/18/48)	CAD	100	86,126
FortisBC Energy Inc.
2.82%, 08/09/49 (Call 02/09/49)	CAD	100	74,048
3.67%, 04/09/46 (Call 10/08/45)	CAD	200	172,017
Granite REIT Holdings LP
2.19%, 08/30/28 (Call 06/30/28)	CAD	200	157,188
Series 3, 3.87%, 11/30/23 (Call 09/30/23)	CAD	50	42,084
Greater Toronto Airports Authority
2.75%, 10/17/39 (Call 04/17/39)	CAD	200	152,729
3.26%, 06/01/37 (Call 12/01/36)	CAD	350	288,408
Great-West Lifeco Inc.
2.50%, 04/18/23(a)	EUR	100	120,066
2.98%, 07/08/50 (Call 01/08/50)	CAD	200	145,936
3.34%, 02/28/28 (Call 11/28/27)	CAD	200	170,257
H&R Real Estate Investment Trust
2.91%, 06/02/26 (Call 05/02/26)	CAD	200	163,487
4.07%, 06/16/25 (Call 05/16/25)	CAD	100	85,570
Holding d’Infrastructures de Transport SASU, 1.63%, 09/18/29 (Call 06/18/29)(a)	EUR	200	241,544
Honda Canada Finance Inc.
1.65%, 02/25/28	CAD	200	154,463
3.18%, 08/28/23	CAD	200	166,547
HSBC Bank Canada
2.17%, 06/29/22	CAD	150	122,448
2.54%, 01/31/23	CAD	200	164,622
3.25%, 09/15/23	CAD	300	250,268
Hydro One Inc.
2.77%, 02/24/26 (Call 11/26/25)	CAD	150	125,255
2.97%, 06/26/25 (Call 04/26/25)	CAD	150	126,121
3.64%, 04/05/50 (Call 10/05/49)	CAD	300	256,707
3.72%, 11/18/47 (Call 05/18/47)	CAD	50	43,272
3.91%, 02/23/46 (Call 08/23/45)	CAD	200	177,379
4.59%, 10/09/43 (Call 04/09/43)	CAD	200	193,394
6.93%, 06/01/32	CAD	130	143,155
Hydro One Ltd., 1.41%, 10/15/27 (Call 08/15/27)	CAD	400	307,524
iA Financial Corp. Inc., 2.40%, 02/21/30 (Call 02/21/25)(b)	CAD	200	163,177
IGM Financial Inc., 4.12%, 12/09/47 (Call 06/09/47)	CAD	200	173,985

Security		Par (000)	Value

Canada (continued)
Intact Financial Corp.
2.18%, 05/18/28 (Call 03/18/28)	CAD	100	$79,513
2.85%, 06/07/27 (Call 03/07/27)(a)	CAD	200	165,629
3.77%, 05/20/53 (Call 11/20/52)	CAD	100	83,938
Inter Pipeline Ltd.
3.17%, 03/24/25 (Call 12/24/24)	CAD	200	164,779
3.48%, 12/16/26 (Call 09/16/26)	CAD	100	82,517
Keyera Corp., 3.93%, 06/21/28 (Call 03/21/28)	CAD	200	170,611
Laurentian Bank of Canada, 3.45%, 06/27/23	CAD	200	166,728
Liberty Utilities Canada LP, 3.32%, 02/14/50 (Call 08/14/49)	CAD	100	76,813
Loblaw Companies Ltd.
2.28%, 05/07/30 (Call 02/07/30)	CAD	200	155,344
4.49%, 12/11/28 (Call 09/11/28)	CAD	150	135,446
Lower Mattagami Energy LP, 3.42%, 06/20/24	CAD	300	254,173
Magna International Inc., 1.90%, 11/24/23 (Call 08/24/23)	EUR	300	360,103
Manufacturers life Insurance Co. (The), 3.18%, 11/22/27 (Call 11/22/22)(a)(b)	CAD	50	41,312
Manulife Bank of Canada, 1.54%, 09/14/26	CAD	300	235,469
Manulife Financial Corp.
2.82%, 05/13/35 (Call 05/13/30)(b)	CAD	200	161,049
3.05%, 08/20/29 (Call 08/20/24)(b)	CAD	50	41,618
3.32%, 05/09/28 (Call 05/09/23)(b)	CAD	500	414,807
Metro Inc., 3.39%, 12/06/27 (Call 09/06/27)	CAD	150	127,092
Metro Inc./CN, 4.27%, 12/04/47 (Call 06/04/47)	CAD	100	86,575
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, 1.25%, 05/26/41 (Call 11/26/30)(a)(b)	EUR	100	114,820
National Bank of Canada
0.00%, 09/29/23(a)(c)	EUR	100	116,139
0.38%, 01/15/24(a)	EUR	300	351,104
1.53%, 06/15/26	CAD	100	78,710
1.57%, 08/18/26 (Call 08/18/25)(b)	CAD	200	159,211
2.11%, 03/18/22	CAD	100	81,332
2.55%, 07/12/24	CAD	300	247,864
NAV Canada
2.06%, 05/29/30 (Call 02/28/30)	CAD	200	156,820
3.21%, 09/29/50 (Call 03/29/50)	CAD	100	81,507
North West Redwater Partnership/NWR Financing Co. Ltd.
2.80%, 06/01/31 (Call 03/01/31)(a)	CAD	400	318,242
4.05%, 07/22/44 (Call 01/24/44)(a)	CAD	150	126,778
Series G, 4.75%, 06/01/37 (Call 12/01/36)(a)	CAD	50	46,017
Series J, 2.80%, 06/01/27 (Call 03/01/27)	CAD	200	164,496
Series K, 3.65%, 06/01/35 (Call 12/01/34)	CAD	200	165,483
Nouvelle Autoroute 30 Financement Inc., Series C, 3.75%, 03/31/33	CAD	147	123,498
Nova Scotia Power Inc.
3.31%, 04/25/50 (Call 10/25/49)	CAD	150	117,598
4.50%, 07/20/43 (Call 01/20/43)	CAD	100	93,293
OMERS Realty Corp.
1.30%, 09/22/23	CAD	200	160,997
3.63%, 06/05/30 (Call 03/05/30)	CAD	200	174,525
Ontario Power Generation Inc.
2.98%, 09/13/29 (Call 06/13/29)	CAD	300	249,257
3.65%, 09/13/50 (Call 03/13/50)	CAD	100	83,058
4.25%, 01/18/49 (Call 07/18/48)	CAD	100	91,586
Pembina Pipeline Corp. 2.99%, 01/22/24 (Call 11/22/23)	CAD	200	165,632

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
3.31%, 02/01/30 (Call 11/01/29)	CAD	400	$328,578
3.62%, 04/03/29 (Call 01/03/29)(a)	CAD	250	211,029
4.02%, 03/27/28 (Call 12/27/27)(a)	CAD	200	172,358
4.75%, 04/30/43 (Call 10/30/42)	CAD	100	84,760
4.81%, 03/25/44 (Call 09/25/43)(a)	CAD	25	21,355
Series 11, 4.75%, 03/26/48 (Call 09/26/47)	CAD	150	127,671
Power Corp. of Canada, 4.46%, 07/27/48 (Call 01/27/48)	CAD	100	92,968
Reliance LP
2.67%, 08/01/28 (Call 06/01/28)	CAD	100	79,536
3.75%, 03/15/26 (Call 01/15/26)	CAD	200	169,355
RioCan Real Estate Investment Trust, 2.58%, 02/12/25 (Call 01/12/25)	CAD	400	327,608
Rogers Communications Inc.
3.25%, 05/01/29 (Call 02/01/29)	CAD	300	246,276
6.11%, 08/25/40 (Call 02/25/40)	CAD	25	24,852
6.56%, 03/22/41 (Call 09/22/40)	CAD	200	209,955
Royal Bank of Canada
0.05%, 06/19/26(a)	EUR	200	231,094
0.13%, 03/25/25(a)	EUR	200	232,474
0.25%, 01/29/24(a)	EUR	500	583,682
0.25%, 05/02/24(a)	EUR	600	698,968
0.63%, 09/10/25(a)	EUR	200	236,813
1.13%, 12/15/25(a)	GBP	400	540,900
1.67%, 01/28/33 (Call 01/28/28)(b)	CAD	200	152,429
1.94%, 05/01/25	CAD	150	121,337
1.97%, 03/02/22(a)	CAD	500	406,149
2.09%, 06/30/30 (Call 06/30/25)(b)	CAD	200	161,052
2.33%, 12/05/23	CAD	150	123,675
2.33%, 01/28/27	CAD	200	162,078
2.61%, 11/01/24	CAD	500	413,979
2.95%, 05/01/23	CAD	400	331,823
3.30%, 09/26/23	CAD	300	250,746
Saputo Inc.
1.42%, 06/19/26 (Call 05/19/26)	CAD	200	155,226
2.83%, 11/21/23 (Call 09/21/23)	CAD	100	82,531
Shaw Communications Inc.
2.90%, 12/09/30 (Call 09/09/30)	CAD	200	156,855
4.40%, 11/02/28 (Call 08/02/28)	CAD	350	307,885
6.75%, 11/09/39	CAD	50	52,676
Sienna Senior Living Inc., Series A, 3.11%, 11/04/24 (Call 10/04/24)	CAD	200	165,205
SmartCentres Real Estate Investment Trust, 3.53%, 12/20/29 (Call 09/20/29)	CAD	200	166,067
Sun Life Financial Inc.
2.38%, 08/13/29 (Call 08/13/24)(b)	CAD	400	327,657
3.05%, 09/19/28 (Call 09/19/23)(b)	CAD	50	41,443
5.40%, 05/29/42 (Call 05/29/37)(b)	CAD	100	100,853
Suncor Energy Inc.
3.00%, 09/14/26 (Call 06/14/26)	CAD	150	125,026
3.10%, 05/24/29 (Call 02/24/29)	CAD	100	82,501
3.95%, 03/04/51 (Call 09/04/50)	CAD	100	78,614
5.00%, 04/09/30 (Call 01/09/30)	CAD	200	185,260
TELUS Corp.
3.15%, 02/19/30 (Call 11/19/29)	CAD	100	82,322
3.30%, 05/02/29 (Call 02/02/29)	CAD	300	251,441
3.35%, 04/01/24 (Call 01/02/24)	CAD	150	125,538
3.75%, 01/17/25 (Call 10/17/24)	CAD	200	170,166
3.75%, 03/10/26 (Call 12/10/25)	CAD	150	128,409
4.10%, 04/05/51 (Call 10/05/50)	CAD	200	160,821

Security		Par (000)	Value

Canada (continued)
4.75%, 01/17/45 (Call 07/17/44)	CAD	100	$88,306
4.85%, 04/05/44 (Call 10/05/43)	CAD	100	89,507
5.15%, 11/26/43 (Call 05/26/43)	CAD	100	92,784
Teranet Holdings LP, 6.10%, 06/17/41	CAD	100	99,752
Thomson Reuters Corp., 2.24%, 05/14/25 (Call 04/14/25)	CAD	200	162,723
Toronto Hydro Corp.
2.43%, 12/11/29 (Call 09/11/29)	CAD	200	162,531
2.52%, 08/25/26 (Call 05/25/26)	CAD	200	165,598
3.55%, 07/28/45 (Call 01/28/45)	CAD	200	169,611
Toronto-Dominion Bank (The)
0.00%, 02/09/24(a)(c)	EUR	200	232,134
0.25%, 04/27/22(a)	EUR	100	116,024
0.25%, 03/26/24(a)	EUR	300	350,212
0.38%, 04/27/23(a)	EUR	300	350,486
0.63%, 07/20/23(a)	EUR	503	590,824
0.63%, 06/06/25(a)	EUR	200	236,629
1.13%, 12/09/25	CAD	600	467,889
1.89%, 03/08/28	CAD	200	157,266
1.91%, 07/18/23	CAD	250	204,335
2.50%, 12/02/24	CAD	200	165,110
3.01%, 05/30/23	CAD	200	166,238
3.06%, 01/26/32 (Call 01/26/27)(b)	CAD	200	166,008
3.11%, 04/22/30 (Call 04/22/25)(b)	CAD	200	166,978
3.23%, 07/24/24	CAD	650	549,370
3.59%, 09/14/28 (Call 09/14/23)(b)	CAD	200	167,240
4.86%, 03/04/31 (Call 03/04/26)(b)	CAD	200	178,458
Series 28, 0.10%, 07/19/27(a)	EUR	400	462,141
Toyota Credit Canada Inc.
2.31%, 10/23/24(a)	CAD	200	164,194
2.35%, 07/18/22	CAD	100	81,718
3.04%, 07/12/23	CAD	200	166,065
TransCanada PipeLines Ltd.
2.97%, 06/09/31 (Call 03/09/31)	CAD	200	159,716
3.00%, 09/18/29 (Call 06/18/29)(a)	CAD	400	326,781
3.30%, 07/17/25 (Call 04/17/25)(a)	CAD	300	252,852
3.39%, 03/15/28 (Call 12/15/27)	CAD	150	126,001
4.18%, 07/03/48 (Call 01/03/48)(a)	CAD	200	161,366
4.34%, 10/15/49 (Call 04/15/49)	CAD	200	165,343
4.35%, 06/06/46 (Call 12/06/45)	CAD	250	206,854
Vancouver Airport Authority
1.76%, 09/20/30 (Call 06/20/30)	CAD	200	151,715
2.80%, 09/21/50 (Call 03/21/50)	CAD	150	110,202
Westcoast Energy Inc.
3.12%, 12/05/22	CAD	100	82,498
3.77%, 12/08/25 (Call 09/08/25)	CAD	100	85,719
4.79%, 10/28/41	CAD	200	181,540

			54,308,639

China — 0.1%
Bank of China Ltd./Frankfurt, 0.25%, 04/17/22(a)	EUR	200	231,600
Bright Food Singapore Holdings Pte Ltd., 1.75%, 07/22/25(a)	EUR	300	357,214
CGNPC International Ltd., 2.00%, 09/11/25(a)	EUR	200	242,769
China Construction Bank Corp./Luxembourg, 0.05%, 10/22/22(a)	EUR	650	752,317
Prosus NV, 1.54%, 08/03/28 (Call 05/03/28)(a)	EUR	200	232,407
State Grid Overseas Investment 2016 Ltd., 1.38%, 05/02/25(a)	EUR	305	364,695

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
Three Gorges Finance II Cayman Islands Ltd., 1.30%, 06/21/24(a)	EUR	155	$183,387

			2,364,389

Czech Republic — 0.0%
CEZ AS
0.88%, 12/02/26 (Call 09/02/26)(a)	EUR	200	235,847
3.00%, 06/05/28(a)	EUR	100	132,058
4.88%, 04/16/25(a)	EUR	51	68,515
CPI Property Group SA
1.63%, 04/23/27 (Call 01/23/27)(a)	EUR	200	236,894
2.75%, 01/22/28 (Call 10/22/27)(a)	GBP	100	137,883
EP Infrastructure AS, 1.66%, 04/26/24 (Call 01/26/24)(a)	EUR	430	511,888

			1,323,085

Denmark — 0.2%
AP Moller - Maersk A/S, 1.75%, 03/16/26 (Call 12/16/25)(a)	EUR	200	245,410
Carlsberg Breweries A/S, 0.50%, 09/06/23 (Call 06/06/23)(a)	EUR	380	444,024
Carlsberg Breweries AS, 0.88%, 07/01/29 (Call 04/01/29)(a)	EUR	104	122,810
Danfoss Finance 2 Bv Co., 0.75%, 04/28/31 (Call 01/28/31)(a)	EUR	300	341,848
Danmarks Skibskredit AS, 0.13%, 03/20/25(a)	EUR	300	345,947
Danske Bank A/S
0.13%, 02/14/22(a)	EUR	100	115,817
0.50%, 08/27/25 (Call 08/27/24)(a)(b)	EUR	550	639,831
0.75%, 11/22/27(a)	EUR	200	239,997
0.88%, 05/22/23(a)	EUR	400	469,234
1.38%, 02/12/30 (Call 02/12/25)(a)(b)	EUR	200	234,004
DLR Kredit A/S, Series B, 1.00%, 10/01/22(a)	DKK	1,500	236,179
ISS Global AS
1.50%, 08/31/27 (Call 05/31/27)(a)	EUR	200	238,841
2.13%, 12/02/24 (Call 09/02/24)(a)	EUR	300	365,694
Jyske Realkredit A/S
0.25%, 07/01/23(a)	EUR	300	349,973
0.38%, 04/01/25(a)	EUR	300	351,673
0.50%, 10/01/26(a)	EUR	100	118,075
Nordea Kredit Realkreditaktieselskab
Series C2, 3.00%, 10/01/44	DKK	52	8,816
Series CT2, 1.00%, 10/01/22(a)	DKK	1,500	236,149
Nykredit Realkredit A/S
0.63%, 01/17/25(a)	EUR	100	117,164
0.75%, 01/20/27	EUR	400	467,755
Orsted A/S
1.50%, 11/26/29 (Call 08/26/29)(a)	EUR	380	472,533
2.13%, 05/17/27 (Call 02/17/27)(a)	GBP	450	637,489
5.75%, 04/09/40(a)	GBP	50	109,330

			6,908,593

Finland — 0.2%
Citycon Treasury BV, 2.38%, 01/15/27 (Call 10/15/26)(a)	EUR	227	276,189
Danske Mortgage Bank PLC, 0.00%, 01/14/28(a)(c)	EUR	200	230,157
Fortum OYJ, 1.63%, 02/27/26 (Call 11/27/25)(a)	EUR	300	365,378
Nordea Bank Abp
0.38%, 05/28/26(a)	EUR	540	633,067
0.50%, 05/14/27(a)	EUR	200	234,723
0.88%, 06/26/23(a)	EUR	250	294,159
1.00%, 02/22/23(a)	EUR	221	259,985

Security		Par (000)	Value

Finland (continued)
Nordea Kiinnitysluottopankki OYJ
0.13%, 06/18/27(a)	EUR	350	$406,886
0.25%, 02/28/23(a)	EUR	400	466,515
0.25%, 11/21/23(a)	EUR	200	233,711
0.25%, 03/18/26(a)	EUR	500	585,190
1.38%, 02/28/33(a)	EUR	100	129,212
Series FI43, 1.00%, 11/05/24(a)	EUR	150	179,500
OP Corporate Bank PLC
0.13%, 07/01/24(a)	EUR	400	465,480
0.38%, 10/11/22(a)	EUR	100	116,494
0.38%, 08/29/23(a)	EUR	350	409,564
0.50%, 08/12/25(a)	EUR	700	822,681
OP Mortgage Bank
0.25%, 03/13/24(a)	EUR	100	116,934
0.63%, 09/01/25(a)	EUR	490	581,740
0.63%, 02/15/29(a)	EUR	700	839,035
Sampo Oyj
2.25%, 09/27/30 (Call 06/27/30)(a)	EUR	100	132,587
2.50%, 09/03/52 (Call 06/03/32)(a)(b)	EUR	100	121,398
3.38%, 05/23/49 (Call 05/23/29)(a)(b)	EUR	110	143,518
SATO Oyj, 1.38%, 02/24/28 (Call 11/24/27)(a)	EUR	100	118,875
Stora Enso OYJ, 2.50%, 03/21/28 (Call 12/21/27)(a)	EUR	100	129,021

			8,291,999

France — 3.2%
Aeroports de Paris
2.13%, 10/11/38 (Call 07/11/38)(a)	EUR	100	133,284
2.75%, 06/05/28(a)	EUR	400	539,981
2.75%, 04/02/30 (Call 01/02/30)(a)	EUR	500	671,728
3.13%, 06/11/24(a)	EUR	200	251,696
Air Liquide Finance SA
0.63%, 06/20/30 (Call 03/20/30)(a)	EUR	300	354,839
1.88%, 06/05/24(a)	EUR	200	243,803
Airbus Finance BV, 0.88%, 05/13/26 (Call 02/13/26)(a)	EUR	200	237,442
Airbus SE
1.63%, 06/09/30 (Call 03/09/30)(a)	EUR	300	371,905
2.00%, 04/07/28 (Call 01/07/28)(a)	EUR	100	125,985
2.38%, 04/07/32 (Call 01/07/32)(a)	EUR	380	499,554
ALD SA, 1.25%, 10/11/22(a)	EUR	100	117,325
Alstom SA, 0.00%, 01/11/29 (Call 10/11/28)(a)(c)	EUR	200	221,929
Altarea SCA, 1.88%, 01/17/28 (Call 10/17/27)(a)	EUR	200	235,586
APRR SA
1.25%, 01/06/27 (Call 10/06/26)(a)	EUR	200	244,478
1.25%, 01/14/27 (Call 10/14/26)(a)	EUR	100	121,997
1.63%, 01/13/32 (Call 10/13/31)(a)	EUR	100	128,444
1.88%, 01/15/25 (Call 10/15/24)(a)	EUR	400	489,436
Arkea Home Loans SFH SA
0.75%, 10/05/27(a)	EUR	200	240,201
2.38%, 07/11/23(a)	EUR	100	120,864
Arkea Public Sector SCF SA, 0.13%, 01/15/30(a)	EUR	200	229,494
Arkema SA
0.75%, 12/03/29 (Call 09/03/29)(a)	EUR	100	118,505
1.50%, (Call 10/21/25)(a)(b)(d)	EUR	100	116,346
1.50%, 04/20/27 (Call 01/20/27)(a)	EUR	200	245,779
Atos SE, 1.75%, 05/07/25 (Call 02/07/25)(a)	EUR	300	360,034
Autoroutes du Sud de la France SA
1.13%, 04/20/26 (Call 01/20/26)(a)	EUR	500	604,993
1.38%, 06/27/28 (Call 03/27/28)(a)	EUR	200	248,184
1.38%, 02/21/31 (Call 11/21/30)(a)	EUR	300	374,839
5.63%, 07/04/22	EUR	300	361,029

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

France (continued)
AXA Bank Europe SCF
0.13%, 03/14/22(a)	EUR	100	$115,887
0.50%, 04/18/25(a)	EUR	400	471,130
1.38%, 04/18/33(a)	EUR	300	386,307
AXA Home Loan SFH SA, 0.00%, 10/16/29(a)(c)	EUR	300	341,397
AXA SA
1.38%, 10/07/41 (Call 04/07/31)(a)(b)	EUR	200	227,725
3.25%, 05/28/49 (Call 05/28/29)(a)(b)	EUR	350	456,231
3.94%, (Call 11/07/24)(a)(b)(d)	EUR	468	593,177
5.45%, (Call 03/04/26)(a)(b)(d)	GBP	200	310,401
6.69%, (Call 07/06/26)(b)(d)	GBP	50	82,626
Banque Federative du Credit Mutuel SA
0.00%, 05/11/26(a)(c)	EUR	200	228,659
0.50%, 11/16/22(a)	EUR	800	933,983
0.63%, 11/03/28(a)	EUR	300	344,886
0.63%, 02/21/31(a)	EUR	200	226,398
0.75%, 06/08/26(a)	EUR	500	591,265
0.75%, 01/17/30(a)	EUR	500	576,023
1.25%, 01/14/25(a)	EUR	300	360,336
1.25%, 12/05/25(a)	GBP	300	407,170
1.63%, 01/19/26(a)	EUR	100	122,566
1.63%, 11/15/27(a)	EUR	200	241,012
1.75%, 03/15/29(a)	EUR	300	372,168
1.88%, 11/04/26(a)	EUR	100	122,205
2.25%, 12/18/23(a)	GBP	100	139,951
2.38%, 03/24/26(a)	EUR	500	622,142
BNP Paribas, 2.54%, 07/13/29 (Call 07/13/28)(b)	CAD	200	158,129
BNP Paribas Cardif SA, 4.03%, (Call 11/25/25)(a)(b)(d)	EUR	200	258,687
BNP Paribas Home Loan SFH SA, 0.38%, 07/22/24(a)	EUR	200	234,462
BNP Paribas SA
0.50%, 02/19/28 (Call 02/19/27)(a)(b)	EUR	400	458,308
0.50%, 01/19/30 (Call 01/19/29)(a)(b)	EUR	300	337,617
0.63%, 12/03/32(a)	EUR	300	332,085
0.75%, 11/11/22(a)	EUR	350	409,625
1.13%, 10/10/23(a)	EUR	350	414,715
1.13%, 11/22/23(a)	EUR	200	237,324
1.13%, 04/17/29 (Call 04/17/28)(a)(b)	EUR	500	589,444
1.13%, 01/15/32 (Call 01/15/27)(a)(b)	EUR	300	346,772
1.38%, 05/28/29(a)	EUR	200	242,032
1.50%, 11/17/25(a)	EUR	200	242,346
1.88%, 12/14/27(a)	GBP	100	136,668
2.13%, 01/23/27 (Call 01/23/26)(a)(b)	EUR	500	616,963
2.38%, 05/20/24(a)	EUR	550	676,529
2.75%, 01/27/26(a)	EUR	200	252,424
2.88%, 10/01/26(a)	EUR	180	230,030
3.38%, 01/23/26(a)	GBP	200	292,084
Bouygues SA, 1.38%, 06/07/27 (Call 03/07/27)(a)	EUR	100	123,438
BPCE SA
0.25%, 01/15/26(a)	EUR	200	231,519
0.25%, 01/14/31(a)	EUR	100	110,813
0.38%, 10/05/23(a)	EUR	200	234,083
0.50%, 02/24/27(a)	EUR	300	345,871
0.63%, 09/26/23(a)	EUR	300	352,508
0.63%, 09/26/24(a)	EUR	200	234,876
0.63%, 04/28/25(a)	EUR	400	470,335
1.00%, 07/15/24(a)	EUR	1,000	1,190,148
1.13%, 12/14/22(a)	EUR	400	470,427
1.13%, 01/18/23(a)	EUR	200	235,049

Security		Par (000)	Value

France (continued)
3.00%, 07/19/24(a)	EUR	100	$125,509
5.25%, 04/16/29(a)	GBP	300	493,368
BPCE SFH SA
0.00%, 11/10/27(a)(c)	EUR	200	230,106
0.00%, 03/23/28(a)(c)	EUR	100	114,847
0.00%, 05/27/30(a)(c)	EUR	200	227,108
0.13%, 12/03/30(a)	EUR	200	228,615
0.38%, 02/10/23(a)	EUR	400	467,015
0.38%, 02/21/24(a)	EUR	400	468,633
0.50%, 01/23/35(a)	EUR	300	350,858
0.63%, 09/22/27(a)	EUR	200	238,601
0.63%, 05/29/31(a)	EUR	200	238,652
0.75%, 09/02/25(a)	EUR	400	476,378
0.88%, 04/13/28(a)	EUR	300	363,696
1.00%, 06/08/29(a)	EUR	200	245,599
1.75%, 06/27/24(a)	EUR	200	242,889
Caisse de Refinancement de l’Habitat SA
0.00%, 02/07/28(a)(c)	EUR	400	459,607
0.00%, 10/08/29(a)(c)	EUR	500	569,804
0.13%, 04/30/27(a)	EUR	300	348,128
3.60%, 03/08/24	EUR	300	377,870
Caisse Nationale de Reassurance Mutuelle Agricole Groupama
3.38%, 09/24/28(a)	EUR	200	259,536
6.00%, 01/23/27	EUR	400	573,672
Capgemini SE
0.63%, 06/23/25 (Call 03/23/25)(a)	EUR	200	235,440
1.13%, 06/23/30 (Call 03/23/30)(a)	EUR	200	241,165
2.00%, 04/15/29 (Call 01/15/29)(a)	EUR	200	256,179
2.38%, 04/15/32 (Call 01/15/32)(a)	EUR	100	133,631
Carmila SA
1.63%, 04/01/29 (Call 01/01/29)(a)	EUR	100	115,666
2.38%, 09/18/23 (Call 06/18/23)(a)	EUR	200	240,829
Carrefour SA
1.00%, 05/17/27 (Call 02/17/27)(a)	EUR	100	119,223
1.25%, 06/03/25 (Call 03/03/25)(a)	EUR	200	239,650
1.75%, 07/15/22 (Call 04/15/22)(a)	EUR	400	466,922
1.75%, 05/04/26 (Call 02/04/26)(a)	EUR	100	122,989
Cie. de Financement Foncier SA
0.00%, 09/25/30(a)(c)	EUR	200	226,470
0.23%, 09/14/26(a)	EUR	400	466,857
0.25%, 04/11/23(a)	EUR	300	349,959
0.38%, 12/11/24(a)	EUR	300	351,849
0.75%, 05/29/26(a)	EUR	600	717,127
0.75%, 01/11/28(a)	EUR	200	240,480
0.88%, 09/11/28(a)	EUR	400	485,797
1.25%, 11/15/32(a)	EUR	400	507,863
2.00%, 05/07/24(a)	EUR	500	609,605
4.00%, 10/24/25(a)	EUR	400	536,629
Cie. de Saint-Gobain
0.63%, 03/15/24(a)	EUR	700	823,183
1.88%, 03/15/31(a)	EUR	200	257,511
4.63%, 10/09/29(a)	GBP	100	164,285
Cie. Generale des Etablissements Michelin SCA
1.75%, 05/28/27 (Call 02/28/27)(a)	EUR	100	125,795
1.75%, 09/03/30 (Call 06/03/30)(a)	EUR	100	128,798
2.50%, 09/03/38 (Call 06/03/38)(a)	EUR	200	295,827
CNP Assurances
2.75%, 02/05/29	EUR	500	645,643
4.00%, (Call 11/18/24)(a)(b)(d)	EUR	200	254,112

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

France (continued)
Coentreprise de Transport d’Electricite SA
0.88%, 09/29/24 (Call 06/29/24)(a)	EUR	200	$235,958
1.50%, 07/29/28 (Call 04/29/28)(a)	EUR	600	737,165
Covivio, 1.50%, 06/21/27 (Call 03/21/27)(a)	EUR	300	368,954
Credit Agricole Assurances SA
2.00%, 07/17/30(a)	EUR	200	239,038
4.25%, (Call 01/13/25)(a)(b)(d)	EUR	100	127,015
4.75%, 09/27/48 (Call 09/27/28)(a)(b)	EUR	200	278,487
Credit Agricole Home Loan SFH SA
0.00%, 11/03/31(a)(c)	EUR	300	337,038
0.38%, 09/30/24(a)	EUR	300	351,777
0.50%, 04/03/25(a)	EUR	400	471,421
0.63%, 11/28/22(a)	EUR	700	818,603
0.75%, 05/05/27(a)	EUR	100	120,022
0.88%, 05/06/34	EUR	200	245,137
1.00%, 01/16/29	EUR	400	490,796
1.38%, 02/03/32(a)	EUR	200	256,077
1.50%, 02/03/37(a)	EUR	400	535,357
1.50%, 09/28/38(a)	EUR	100	135,611
Credit Agricole Public Sector SCF SA
0.00%, 09/13/28(c)	EUR	200	228,913
0.63%, 03/29/29	EUR	200	238,772
1.88%, 06/07/23(a)	EUR	200	239,378
Credit Agricole SA
0.88%, 01/14/32(a)	EUR	100	115,214
1.00%, 04/22/26 (Call 04/22/25)(a)(b)	EUR	700	828,596
2.00%, 03/25/29(a)	EUR	400	490,949
2.63%, 03/17/27(a)	EUR	200	252,912
Series 2, 0.84%, 06/09/27(a)	JPY	100,000	884,115
Credit Agricole SA/London
0.75%, 12/01/22(a)	EUR	700	819,849
1.38%, 05/03/27(a)	EUR	400	489,284
2.38%, 05/20/24(a)	EUR	800	985,402
Credit Mutuel Arkea SA
1.13%, 05/23/29(a)	EUR	200	241,548
1.25%, 06/11/29 (Call 06/11/28)(a)(b)	EUR	200	238,580
1.38%, 01/17/25(a)	EUR	200	241,188
1.88%, 10/25/29 (Call 10/25/24)(a)(b)	EUR	200	239,357
3.38%, 03/11/31(a)	EUR	100	136,861
Credit Mutuel Home Loan SFH SA
0.13%, 01/28/30(a)	EUR	100	114,821
0.75%, 09/15/27(a)	EUR	300	360,509
1.00%, 04/30/28(a)	EUR	200	244,450
1.00%, 01/30/29(a)	EUR	400	490,703
1.75%, 06/19/24(a)	EUR	600	728,530
Danone SA
0.71%, 11/03/24 (Call 08/03/24)(a)	EUR	700	827,690
1.25%, 05/30/24 (Call 02/29/24)(a)	EUR	300	358,768
Dassault Systemes SE
0.00%, 09/16/24 (Call 06/16/24)(a)(c)	EUR	100	115,889
0.13%, 09/16/26 (Call 06/16/26)(a)	EUR	300	346,793
Dexia Credit Local SA
0.00%, 01/21/28(a)(c)	EUR	200	228,391
0.25%, 06/02/22(a)	EUR	150	174,185
0.63%, 02/03/24(a)	EUR	600	706,473
0.63%, 01/17/26(a)	EUR	200	236,555
1.25%, 11/26/24(a)	EUR	700	841,293
1.63%, 12/08/23(a)	GBP	100	138,657
2.13%, 02/12/25(a)	GBP	100	141,668
Edenred, 1.38%, 03/10/25 (Call 12/10/24)(a)	EUR	600	720,560

Security		Par (000)	Value

France (continued)
Electricite de France SA
2.00%, 12/09/49 (Call 06/09/49)(a)	EUR	300	$381,896
2.75%, 03/10/23(a)	EUR	600	722,107
2.88%, (Call 12/15/26)(a)(b)(d)	EUR	200	236,770
4.00%, (Call 07/04/24)(a)(b)(d)	EUR	400	491,300
4.00%, 11/12/25(a)	EUR	50	66,697
4.50%, 11/12/40(a)	EUR	350	627,725
4.63%, 04/26/30(a)	EUR	150	230,736
5.13%, 09/22/50(a)	GBP	300	636,606
5.38%, (Call 01/29/25)(a)(b)(d)	EUR	200	255,975
5.50%, 03/27/37(a)	GBP	200	384,404
5.50%, 10/17/41(a)	GBP	200	405,236
5.88%, 07/18/31	GBP	274	500,021
6.00%, (Call 01/29/26)(a)(b)(d)	GBP	400	596,688
6.13%, 06/02/34(a)	GBP	400	777,107
ELO SACA, 2.38%, 04/25/25 (Call 01/25/25)(a)	EUR	600	733,281
Engie SA
0.88%, 03/27/24 (Call 12/27/23)(a)	EUR	400	472,550
0.88%, 09/19/25 (Call 06/19/25)(a)	EUR	700	831,372
1.25%, 10/24/41 (Call 07/24/41)(a)	EUR	200	236,779
1.38%, 06/22/28 (Call 03/22/28)(a)	EUR	400	489,478
1.38%, 02/28/29 (Call 11/28/28)(a)	EUR	400	490,898
1.38%, 06/21/39 (Call 03/21/39)(a)	EUR	200	243,828
1.50%, (Call 05/30/28)(a)(b)(d)	EUR	100	114,891
1.50%, 03/13/35 (Call 12/13/34)(a)	EUR	200	247,553
1.63%, (Call 04/08/25)(a)(b)(d)	EUR	200	235,547
5.00%, 10/01/60(a)	GBP	100	228,503
7.00%, 10/30/28	GBP	100	183,658
EssilorLuxottica SA
0.38%, 01/05/26 (Call 10/01/25)(a)	EUR	200	234,340
0.38%, 11/27/27 (Call 08/27/27)(a)	EUR	500	583,254
0.75%, 11/27/31 (Call 08/27/31)(a)	EUR	100	118,335
2.38%, 04/09/24 (Call 01/09/24)(a)	EUR	100	122,341
Eutelsat SA, 2.25%, 07/13/27 (Call 04/13/27)(a)	EUR	100	120,572
Gecina SA
1.00%, 01/30/29 (Call 10/30/28)(a)	EUR	100	120,568
1.38%, 01/26/28 (Call 10/26/27)(a)	EUR	300	369,914
1.63%, 05/29/34 (Call 02/28/34)(a)	EUR	100	126,113
GELF Bond Issuer I SA, 1.13%, 07/18/29 (Call 04/18/29)(a)	EUR	200	233,831
Holding d’Infrastructures de Transport SASU, 0.63%, 03/27/23 (Call 12/27/22)(a)	EUR	300	349,637
HSBC Continental Europe SA, 0.25%, 05/17/24(a)	EUR	500	583,502
HSBC SFH France SA, 0.50%, 04/17/25(a)	EUR	200	235,535
ICADE, 1.13%, 11/17/25 (Call 08/17/25)(a)	EUR	300	359,063
Icade Sante SAS, 0.88%, 11/04/29 (Call 08/04/29)(a)	EUR	200	228,657
Ile-De-France Mobilites, 1.00%, 05/25/34(a)	EUR	200	240,596
Imerys SA, 1.50%, 01/15/27 (Call 10/15/26)(a)	EUR	200	242,011
Indigo Group SAS, 1.63%, 04/19/28 (Call 01/19/28)(a)	EUR	200	240,582
In’li SA, 1.13%, 07/02/29 (Call 04/02/29)(a)	EUR	100	119,573
JCDecaux SA, 2.00%, 10/24/24 (Call 07/24/24)(a)	EUR	100	121,453
Kering SA, 0.75%, 05/13/28 (Call 02/13/28)(a)	EUR	200	237,969
Klepierre SA
0.63%, 07/01/30 (Call 04/01/30)(a)	EUR	400	454,840
1.00%, 04/17/23 (Call 01/17/23)(a)	EUR	300	351,745
La Banque Postale Home Loan SFH SA
0.00%, 10/22/29(a)(c)	EUR	200	227,868
0.50%, 01/18/23(a)	EUR	550	642,864

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

France (continued)
0.63%, 06/23/27(a)	EUR	250	$298,181
1.00%, 10/04/28(a)	EUR	200	244,933
La Banque Postale SA
0.88%, 01/26/31 (Call 10/26/25)(a)(b)	EUR	100	115,195
2.00%, 07/13/28(a)	EUR	200	251,657
2.75%, 11/19/27 (Call 11/19/22)(a)(b)	EUR	200	237,778
3.00%, 06/09/28(a)	EUR	100	131,769
La Mondiale SAM
0.75%, 04/20/26 (Call 01/20/26)(a)	EUR	100	115,800
2.13%, 06/23/31 (Call 03/23/31)(a)	EUR	100	120,091
La Poste SA
0.38%, 09/17/27(a)	EUR	300	348,912
1.00%, 09/17/34(a)	EUR	300	354,013
1.13%, 06/04/25(a)	EUR	200	240,545
1.38%, 04/21/32(a)	EUR	300	368,995
Legrand SA
0.63%, 06/24/28 (Call 03/24/28)(a)	EUR	300	354,776
1.00%, 03/06/26 (Call 12/06/25)(a)	EUR	200	239,685
LVMH Moet Hennessy Louis Vuitton SE
0.13%, 02/11/28 (Call 11/11/27)(a)	EUR	500	577,272
0.75%, 05/26/24 (Call 02/26/24)(a)	EUR	945	1,115,940
1.13%, 02/11/27 (Call 11/11/26)(a)	GBP	100	135,344
MMS USA Investments Inc.
0.63%, 06/13/25 (Call 03/13/25)(a)	EUR	400	468,379
1.75%, 06/13/31 (Call 03/13/31)(a)	EUR	300	372,515
Orange SA
0.88%, 02/03/27 (Call 11/03/26)(a)	EUR	300	357,762
1.38%, 03/20/28 (Call 12/20/27)(a)	EUR	700	860,851
1.50%, 09/09/27 (Call 06/09/27)(a)	EUR	200	246,621
1.75%, (Call 07/15/28)(a)(b)(d)	EUR	200	234,360
2.38%, (Call 01/15/25)(a)(b)(d)	EUR	300	361,705
3.13%, 01/09/24(a)	EUR	100	124,011
3.25%, 01/15/32 (Call 10/15/31)(a)	GBP	200	304,076
5.00%, (Call 10/01/26)(a)(b)(d)	EUR	100	136,107
5.38%, 11/22/50(a)	GBP	50	112,594
5.63%, 01/23/34	GBP	100	189,254
8.13%, 11/20/28(a)	GBP	50	97,309
8.13%, 01/28/33	EUR	510	1,048,721
Pernod Ricard SA
0.50%, 10/24/27 (Call 07/24/27)(a)	EUR	100	117,233
1.75%, 04/08/30 (Call 01/08/30)(a)	EUR	200	255,374
PSA Banque France SA
0.63%, 10/10/22(a)	EUR	400	466,488
0.63%, 06/21/24 (Call 03/21/24)(a)	EUR	300	351,478
RCI Banque SA
0.50%, 09/15/23 (Call 06/15/23)(a)	EUR	213	248,025
0.75%, 04/10/23 (Call 01/10/23)(a)	EUR	30	34,978
1.00%, 05/17/23 (Call 02/17/23)(a)	EUR	170	198,912
1.13%, 01/15/27 (Call 10/15/26)(a)	EUR	100	117,451
1.63%, 04/11/25 (Call 01/11/25)(a)	EUR	100	119,676
1.75%, 04/10/26 (Call 01/10/26)(a)	EUR	320	385,856
Regie Autonome des Transports Parisiens, 0.88%, 05/25/27(a)	EUR	400	482,482
RTE Reseau de Transport d’Electricite SADIR
0.00%, 09/09/27 (Call 06/09/27)(a)(c)	EUR	200	226,678
1.13%, 09/09/49 (Call 06/09/49)(a)	EUR	200	233,739
1.63%, 11/27/25 (Call 08/27/25)(a)	EUR	300	366,935
2.13%, 09/27/38 (Call 06/27/38)(a)	EUR	200	273,965
2.88%, 09/12/23(a)	EUR	100	122,274

Security		Par (000)	Value

France (continued)
Sanofi
1.25%, 03/21/34 (Call 12/21/33)(a)	EUR	100	$125,018
1.75%, 09/10/26 (Call 06/10/26)(a)	EUR	500	626,217
Series 12FX, 1.38%, 03/21/30 (Call 12/21/29)(a)	EUR	400	500,465
Series 5, 0.50%, 03/21/23 (Call 12/21/22)(a)	EUR	500	583,618
Series 8, 1.00%, 03/21/26 (Call 12/21/25)(a)	EUR	600	722,024
Schneider Electric SE
0.25%, 09/09/24 (Call 06/09/24)(a)	EUR	400	467,103
0.88%, 03/11/25 (Call 12/11/24)(a)	EUR	200	238,004
1.50%, 09/08/23 (Call 06/08/23)(a)	EUR	300	356,795
SCOR SE, 3.00%, 06/08/46 (Call 06/08/26)(a)(b)	EUR	200	254,038
SNCF Reseau
0.75%, 05/25/36(a)	EUR	400	467,699
0.88%, 01/22/29(a)	EUR	300	362,562
1.00%, 11/09/31(a)	EUR	300	364,275
1.13%, 05/19/27(a)	EUR	400	489,469
1.13%, 05/25/30(a)	EUR	1,000	1,231,429
1.88%, 03/30/34(a)	EUR	200	265,836
2.25%, 12/20/47(a)	EUR	200	293,876
4.25%, 10/07/26(a)	EUR	200	279,509
4.50%, 01/30/24(a)	EUR	400	512,866
4.83%, 03/25/60	GBP	50	125,159
5.25%, 12/07/28(a)	GBP	150	259,992
Societe Generale SA
0.50%, 06/12/29 (Call 06/12/28)(a)(b)	EUR	300	337,922
0.75%, 05/26/23(a)	EUR	200	234,957
0.75%, 01/25/27(a)	EUR	500	581,358
0.88%, 07/01/26(a)	EUR	100	117,491
1.00%, 04/01/22(a)	EUR	200	232,610
1.25%, 06/12/30(a)	EUR	200	235,764
1.38%, 02/23/28 (Call 02/23/23)(a)(b)	EUR	500	585,693
1.88%, 10/03/24(a)	GBP	100	137,892
2.13%, 09/27/28(a)	EUR	600	752,105
2.63%, 02/27/25(a)	EUR	600	743,699
Societe Generale SCF SA
4.13%, 02/15/22(a)	EUR	100	117,172
4.25%, 02/03/23(a)	EUR	100	122,424
Societe Generale SFH SA
0.00%, 02/11/30(a)(c)	EUR	200	227,552
0.00%, 02/05/31(a)(c)	EUR	100	113,050
0.25%, 01/23/24(a)	EUR	100	116,816
0.50%, 01/30/25(a)	EUR	300	353,400
0.50%, 01/28/26(a)	EUR	400	472,453
0.75%, 10/18/27(a)	EUR	200	240,423
Societe National SNCF SA
1.50%, 02/02/29(a)	EUR	300	374,613
4.63%, 02/02/24(a)	EUR	50	64,263
Sodexo SA
0.50%, 01/17/24 (Call 10/17/23)(a)	EUR	200	234,254
1.00%, 07/17/28 (Call 04/17/28)(a)	EUR	300	361,577
2.50%, 06/24/26 (Call 03/24/26)(a)	EUR	150	192,372
Suez
1.25%, 05/19/28 (Call 02/19/28)(a)	EUR	300	364,473
1.75%, 09/10/25 (Call 06/10/25)(a)	EUR	400	489,765
2.88%, (Call 01/19/24)(a)(b)(d)	EUR	200	242,071
Suez SA, 1.25%, 05/14/35 (Call 02/14/35)(a)	EUR	300	360,984
TDF Infrastructure SAS, 2.50%, 04/07/26 (Call 01/07/26)(a)	EUR	300	370,982
Teleperformance, 1.88%, 07/02/25 (Call 04/02/25)(a)	EUR	100	121,911

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

France (continued)
Terega SA, 2.20%, 08/05/25 (Call 05/05/25)(a)	EUR	200	$247,654
Terega SASU, 0.63%, 02/27/28 (Call 11/27/27)(a)	EUR	100	113,970
Thales SA
0.25%, 01/29/27 (Call 10/29/26)(a)	EUR	100	114,815
0.75%, 06/07/23 (Call 03/07/23)(a)	EUR	300	351,503
Total Capital International SA
1.41%, 09/03/31 (Call 06/03/31)(a)	GBP	100	132,417
1.66%, 07/22/26 (Call 04/22/26)(a)	GBP	600	833,825
1.99%, 04/08/32 (Call 01/08/32)(a)	EUR	800	1,044,571
TotalEnergies Capital International SA
0.25%, 07/12/23(a)	EUR	300	349,914
0.75%, 07/12/28(a)	EUR	600	709,248
2.50%, 03/25/26(a)	EUR	200	256,322
TotalEnergies SE
1.63%, (Call 10/25/27)(a)(b)(d)	EUR	400	460,666
2.00%, (Call 06/04/30)(a)(b)(d)	EUR	200	229,778
2.71%, (Call 05/05/23)(a)(b)(d)	EUR	200	238,289
3.37%, (Call 10/06/26)(a)(b)(d)	EUR	240	305,165
Unibail Rodamco Westfld Co., 2.88%, (Call 01/25/26)(a)(b)(d)	EUR	200	229,089
Unibail-Rodamco-Westfield SE
0.88%, 03/29/32 (Call 12/29/31)(a)	EUR	200	221,277
1.50%, 02/22/28(a)	EUR	450	545,336
1.75%, 02/27/34 (Call 11/27/33)(a)	EUR	300	356,337
2.00%, 06/29/32 (Call 03/29/32)(a)	EUR	200	246,896
2.13%, (Call 07/25/23)(a)(b)(d)	EUR	300	340,967
2.25%, 05/14/38 (Call 02/14/38)(a)	EUR	200	250,306
2.50%, 06/04/26(a)	EUR	600	765,512
Veolia Environnement SA
0.89%, 01/14/24 (Call 10/14/23)(a)	EUR	400	471,112
1.50%, 11/30/26 (Call 08/30/26)(a)	EUR	100	122,700
6.13%, 11/25/33	EUR	465	855,398
6.13%, 10/29/37	GBP	50	105,320
Vinci SA
1.63%, 01/18/29 (Call 10/18/28)(a)	EUR	400	503,526
2.75%, 09/15/34 (Call 06/15/34)(a)	GBP	100	151,109
Vivendi SA, 0.63%, 06/11/25 (Call 03/11/25)(a)	EUR	400	469,673
Vivendi SE, 1.13%, 11/24/23 (Call 08/24/23)(a)	EUR	400	473,211
Wendel SE, 1.38%, 04/26/26 (Call 01/26/26)(a)	EUR	200	241,068
Worldline SA/France, 0.88%, 06/30/27 (Call 03/30/27)(a)	EUR	100	118,259

			123,338,617

Germany — 3.2%
Aareal Bank AG, 0.13%, 02/01/23(a)	EUR	400	465,581
Allianz Finance II BV
0.50%, 01/14/31 (Call 10/14/30)(a)	EUR	400	465,997
0.88%, 01/15/26 (Call 10/15/25)(a)	EUR	300	358,893
1.38%, 04/21/31 (Call 01/21/31)(a)	EUR	100	126,635
Allianz SE
1.30%, 09/25/49 (Call 09/25/29)(a)(b)	EUR	200	230,222
2.24%, 07/07/45 (Call 07/07/25)(a)(b)	EUR	500	609,906
3.10%, 07/06/47 (Call 07/06/27)(a)(b)	EUR	100	129,297
3.38%, (Call 09/18/24)(a)(b)(d)	EUR	100	124,268
alstria office REIT-AG
1.50%, 11/15/27 (Call 08/15/27)(a)	EUR	100	118,714
2.13%, 04/12/23 (Call 01/12/23)(a)	EUR	200	236,774
Aroundtown SA
1.45%, 07/09/28 (Call 04/09/28)(a)	EUR	200	236,936
1.50%, 05/28/26 (Call 02/28/26)(a)	EUR	200	240,182
1.63%, 01/31/28 (Call 10/31/27)(a)	EUR	200	239,710

Security		Par (000)	Value

Germany (continued)
3.63%, 04/10/31 (Call 01/10/31)(a)	GBP	250	$373,963
BASF SE
0.88%, 10/06/23(a)	GBP	300	409,629
0.88%, 10/06/31 (Call 07/06/31)(a)	EUR	160	194,345
Series 10Y, 2.00%, 12/05/22(a)	EUR	580	688,301
Series 7Y, 0.88%, 05/22/25(a)	EUR	574	686,715
Bausparkasse Schwaebisch Hall AG, 0.20%, 04/27/33(a)	EUR	100	114,189
Bayer AG
0.63%, 07/12/31 (Call 04/12/31)(a)	EUR	200	222,828
1.00%, 01/12/36 (Call 10/12/35)(a)	EUR	200	219,450
1.38%, 07/06/32 (Call 04/06/32)(a)	EUR	200	236,196
Bayer Capital Corp. BV
1.25%, 11/13/23 (Call 08/13/23)(a)	EUR	850	1,007,843
2.13%, 12/15/29 (Call 09/15/29)(a)	EUR	400	509,703
Bayerische Landesbank
0.35%, 12/01/22(a)	EUR	360	419,843
0.75%, 01/20/26(a)	EUR	180	215,074
0.75%, 01/19/28(a)	EUR	200	240,883
1.75%, 04/08/24(a)	EUR	300	363,356
Bayerische Landesbodenkreditanstalt, 0.63%, 11/23/26	EUR	100	119,149
Berlin Hyp AG
0.00%, 02/17/27(a)(c)	EUR	300	346,661
0.25%, 05/30/23(a)	EUR	500	583,641
0.50%, 11/05/29(a)	EUR	500	584,237
Series 200, 0.38%, 02/21/25(a)	EUR	500	587,207
Bertelsmann SE & Co. KGaA, 1.25%, 09/29/25 (Call 06/29/25)(a)	EUR	300	362,621
BMW Canada Inc., Series V, 2.41%, 11/27/23	CAD	200	164,515
BMW Finance NV
0.00%, 01/11/26(a)(c)	EUR	300	345,271
0.13%, 07/13/22(a)	EUR	190	220,565
0.38%, 07/10/23(a)	EUR	688	803,758
0.38%, 01/14/27(a)	EUR	200	233,489
0.63%, 10/06/23(a)	EUR	140	164,426
0.75%, 07/13/26(a)	EUR	355	422,072
0.88%, 04/03/25(a)	EUR	200	238,025
0.88%, 01/14/32(a)	EUR	100	119,844
1.00%, 01/21/25(a)	EUR	50	59,679
1.50%, 02/06/29(a)	EUR	350	439,363
BMW International Investment BV, 1.88%, 09/11/23(a)	GBP	261	362,289
Commerzbank AG
0.05%, 07/11/24(a)	EUR	100	116,268
0.13%, 02/23/23(a)	EUR	700	814,880
0.50%, 08/28/23(a)	EUR	412	481,773
0.50%, 06/09/26	EUR	570	674,266
0.63%, 08/28/24(a)	EUR	700	821,726
0.88%, 01/22/27(a)	EUR	200	232,550
0.88%, 04/18/28(a)	EUR	450	546,262
1.13%, 09/19/25(a)	EUR	200	237,253
1.75%, 01/22/25(a)	GBP	100	136,152
Continental AG, 2.50%, 08/27/26 (Call 05/27/26)	EUR	200	253,888
Covestro AG, 0.88%, 02/03/26 (Call 11/03/25)(a)	EUR	200	236,647
Daimler AG
0.38%, 11/08/26(a)	EUR	425	495,579
0.75%, 02/08/30(a)	EUR	225	265,146
0.75%, 03/11/33(a)	EUR	300	347,681
1.00%, 11/15/27(a)	EUR	200	240,522

80	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
1.13%, 08/08/34(a)	EUR	280	$336,190
1.50%, 07/03/29(a)	EUR	150	187,149
2.00%, 08/22/26(a)	EUR	350	439,485
2.00%, 02/27/31(a)	EUR	510	663,727
Daimler Canada Finance Inc., 3.30%, 08/16/22	CAD	150	123,465
Daimler International Finance BV
0.25%, 05/11/22(a)	EUR	500	580,208
0.63%, 02/27/23(a)	EUR	300	351,059
0.85%, 02/28/25(a)	EUR	598	709,704
1.63%, 11/11/24(a)	GBP	200	275,993
DekaBank Deutsche Girozentrale, 0.30%, 11/20/26(a)	EUR	200	233,174
Deutsche Apotheker-und Aerztebank eG, 0.50%, 02/14/25	EUR	400	471,449
Deutsche Bahn Finance GMBH
0.63%, 09/26/28(a)	EUR	150	179,049
0.63%, 12/08/50(a)	EUR	200	208,901
0.88%, 07/11/31(a)	EUR	120	143,775
0.95%, (Call 01/22/25)(a)(b)(d)	EUR	200	230,881
1.00%, 12/17/27 (Call 09/17/27)	EUR	150	182,106
1.13%, 12/18/28(a)	EUR	562	691,121
1.38%, 07/07/25 (Call 04/07/25)(a)	GBP	100	138,121
1.38%, 04/16/40(a)	EUR	300	374,041
1.63%, 08/16/33 (Call 05/16/33)(a)	EUR	450	575,123
2.75%, 03/19/29(a)	EUR	50	68,363
3.50%, 09/27/24(a)	AUD	100	78,928
Series CB, 1.60%, (Call 07/18/29)(a)(b)(d)	EUR	200	232,587
Deutsche Bank AG
0.13%, 01/21/30(a)	EUR	100	114,776
0.25%, 05/15/23(a)	EUR	250	291,636
0.25%, 03/08/24(a)	EUR	122	142,551
0.25%, 08/31/28(a)	EUR	222	258,698
0.63%, 12/19/23(a)	CHF	100	110,050
0.75%, 03/21/22(a)	CHF	150	164,427
1.13%, 08/30/23(a)	EUR	370	437,754
1.13%, 03/17/25(a)	EUR	200	237,042
1.38%, 02/17/32 (Call 02/17/31)(a)(b)	EUR	300	346,640
1.63%, 01/20/27(a)	EUR	400	482,010
1.75%, 01/17/28(a)	EUR	100	121,039
1.75%, 11/19/30 (Call 11/19/29)(a)(b)	EUR	200	240,598
2.63%, 02/12/26(a)	EUR	100	125,355
3.88%, 02/12/24(a)	GBP	300	430,272
Deutsche Boerse AG
0.13%, 02/22/31 (Call 11/22/30)(a)	EUR	100	112,882
1.63%, 10/08/25(a)	EUR	120	147,450
Deutsche Hypothekenbank AG
0.13%, 11/23/23(a)	EUR	500	582,451
0.25%, 02/22/23	EUR	300	349,741
0.25%, 05/17/24	EUR	100	116,826
Deutsche Kreditbank AG
0.00%, 11/07/29(a)(c)	EUR	370	421,894
0.75%, 09/26/24(a)	EUR	500	589,808
1.63%, 06/18/24(a)	EUR	100	121,047
Deutsche Pfandbriefbank AG
0.10%, 01/21/28	EUR	400	462,183
0.25%, 03/15/23	EUR	100	116,599
0.50%, 01/19/23(a)	EUR	100	116,877
0.63%, 08/30/27	EUR	100	119,292
Deutsche Post AG
1.00%, 05/20/32 (Call 02/20/32)(a)	EUR	200	243,632

Security		Par (000)	Value

Germany (continued)
1.63%, 12/05/28 (Call 09/05/28)(a)	EUR	100	$126,277
2.88%, 12/11/24(a)	EUR	434	549,281
Deutsche Telekom AG
1.75%, 03/25/31(a)	EUR	100	127,711
1.75%, 12/09/49(a)	EUR	200	250,316
Deutsche Telekom International Finance BV
0.63%, 04/03/23(a)	EUR	560	655,141
0.63%, 12/13/24(a)	EUR	900	1,060,896
1.38%, 01/30/27(a)	EUR	200	244,556
1.50%, 04/03/28(a)	EUR	455	562,909
2.25%, 04/13/29(a)	GBP	261	368,061
2.50%, 10/10/25(a)	GBP	200	286,377
4.50%, 10/28/30(a)	EUR	50	77,283
Deutsche Wohnen SE
1.30%, 04/07/41 (Call 01/07/41)(a)	EUR	100	117,892
1.50%, 04/30/30 (Call 01/30/30)(a)	EUR	100	123,012
DZ HYP AG
0.00%, 01/15/27(a)(c)	EUR	300	346,755
0.05%, 12/06/24	EUR	100	116,213
0.10%, 08/31/26(a)	EUR	200	232,305
0.13%, 03/01/24(a)	EUR	500	582,682
0.38%, 11/10/34(a)	EUR	200	230,976
0.50%, 11/13/25(a)	EUR	300	354,676
0.75%, 02/02/26(a)	EUR	200	238,991
0.75%, 06/30/27(a)	EUR	250	300,479
0.88%, 01/18/30(a)	EUR	500	610,414
0.88%, 04/17/34(a)	EUR	200	245,705
E.ON International Finance BV
0.75%, 11/30/22 (Call 08/30/22)(a)	EUR	500	582,965
1.50%, 07/31/29 (Call 04/30/29)(a)	EUR	150	185,769
1.63%, 05/30/26 (Call 02/28/26)(a)	EUR	258	316,718
5.53%, 02/21/23	EUR	250	310,860
5.88%, 10/30/37(a)	GBP	350	704,776
6.13%, 07/06/39(a)	GBP	50	105,199
6.25%, 06/03/30(a)	GBP	260	473,394
6.38%, 06/07/32	GBP	190	362,773
E.ON SE
0.25%, 10/24/26 (Call 07/24/26)(a)	EUR	400	462,368
0.38%, 09/29/27 (Call 06/29/27)(a)	EUR	200	232,062
0.75%, 02/20/28 (Call 11/20/27)(a)	EUR	200	236,767
1.63%, 05/22/29 (Call 02/22/29)(a)	EUR	190	237,538
EnBW Energie Baden-Wuerttemberg AG, 1.63%, 08/05/79 (Call 05/05/27)(a)(b)	EUR	200	232,460
EnBW International Finance BV
0.50%, 03/01/33 (Call 12/01/32)(a)	EUR	100	112,185
1.88%, 10/31/33 (Call 07/31/33)(a)	EUR	436	564,987
6.13%, 07/07/39	EUR	30	63,957
Eurogrid GmbH, 1.11%, 05/15/32 (Call 02/15/32)(a)	EUR	200	239,937
Evonik Finance BV, 0.75%, 09/07/28 (Call 06/07/28)(a)	EUR	270	319,405
FMS Wertmanagement, 1.00%, 09/07/22(a)	GBP	600	823,742
Fresenius Finance Ireland PLC, 0.88%, 01/31/22 (Call 11/15/21)(a)	EUR	100	115,653
Fresenius SE & Co. KGaA
0.75%, 01/15/28 (Call 10/15/27)(a)	EUR	550	639,971
2.88%, 02/15/29 (Call 11/15/28)(a)	EUR	270	357,924
Grand City Properties SA
1.38%, 08/03/26 (Call 05/03/26)(a)	EUR	400	479,684
1.50%, (Call 03/11/26)(a)(b)(d)	EUR	100	112,139

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
Hamburg Commercial Bank AG
0.38%, 07/12/23(a)	EUR	300	$350,649
0.50%, 05/23/22(a)	EUR	100	116,150
Hamburger Sparkasse AG, 0.38%, 05/23/24(a)	EUR	300	351,499
Hannover Finance Luxembourg SA, 5.00%, 06/30/43 (Call 06/30/23)(b)	EUR	100	124,848
Hannover Rueck SE
1.13%, 04/18/28 (Call 01/18/28)(a)	EUR	300	367,057
1.38%, 06/30/42 (Call 12/30/31)(a)(b)	EUR	100	114,242
1.75%, 10/08/40 (Call 07/08/30)(a)(b)	EUR	100	118,948
HeidelbergCement AG
1.50%, 02/07/25 (Call 11/07/24)(a)	EUR	481	578,472
2.25%, 03/30/23 (Call 12/30/22)(a)	EUR	240	285,267
HeidelbergCement Finance Luxembourg SA
1.13%, 12/01/27 (Call 09/01/27)(a)	EUR	320	382,486
1.50%, 06/14/27 (Call 03/14/27)(a)	EUR	10	12,196
HOCHTIEF AG, 0.63%, 04/26/29 (Call 01/26/29)(a)	EUR	150	167,758
Infineon Technologies AG, 1.63%, 06/24/29 (Call 03/24/29)(a)	EUR	300	369,495
ING-DiBa AG
0.25%, 11/16/26(a)	EUR	300	351,090
1.00%, 05/23/39(a)	EUR	100	127,077
1.25%, 10/09/33(a)	EUR	200	256,234
Investitionsbank Berlin, Series 214, 0.00%, 04/18/28(a)(c)	EUR	200	229,889
KfW
0.00%, 06/30/23(a)(c)	EUR	1,500	1,747,872
0.00%, 09/15/23(c)	EUR	200	233,080
0.00%, 04/02/24(a)(c)	EUR	500	583,081
0.00%, 07/04/24(a)(c)	EUR	800	932,735
0.00%, 02/18/25(a)(c)	EUR	500	582,792
0.00%, 09/30/26(a)(c)	EUR	400	465,942
0.00%, 05/05/27(a)(c)	EUR	950	1,105,042
0.00%, 09/15/28(a)(c)	EUR	1,000	1,158,647
0.00%, 09/17/30(a)(c)	EUR	700	803,082
0.00%, 01/10/31(a)(c)	EUR	1,500	1,717,908
0.05%, 05/30/24	EUR	50	58,380
0.05%, 09/29/34(a)	EUR	1,010	1,135,604
0.13%, 02/24/23	EUR	1,250	1,457,658
0.13%, 11/07/23	EUR	1,100	1,285,282
0.13%, 01/15/24	EUR	400	467,634
0.13%, 10/04/24	EUR	600	702,124
0.13%, 12/30/26(a)	GBP	200	260,665
0.25%, 06/30/25	EUR	1,000	1,176,322
0.38%, 03/15/23	EUR	300	351,083
0.38%, 04/23/25	EUR	750	885,718
0.38%, 03/09/26	EUR	1,370	1,622,473
0.63%, 07/04/22	EUR	200	233,110
0.63%, 01/15/25	EUR	600	713,458
0.63%, 02/22/27	EUR	800	960,969
0.63%, 01/07/28	EUR	351	423,179
0.75%, 06/28/28	EUR	890	1,083,502
0.88%, 09/15/26(a)	GBP	970	1,319,742
0.88%, 07/04/39(a)	EUR	320	404,589
1.00%, 12/15/22(a)	GBP	300	412,388
1.13%, 09/15/32(a)	EUR	220	280,711
1.13%, 05/09/33(a)	EUR	500	637,690
1.13%, 06/15/37(a)	EUR	100	129,727
1.25%, 12/29/23(a)	GBP	400	551,411
1.25%, 07/04/36(a)	EUR	440	576,772

Security		Par (000)	Value

Germany (continued)
1.38%, 12/15/25(a)	GBP	400	$555,002
1.38%, 07/31/35(a)	EUR	170	225,082
1.50%, 06/11/24	EUR	100	121,127
2.13%, 08/15/23	EUR	550	665,212
2.90%, 06/06/22(a)	AUD	500	381,895
5.00%, 03/19/24	AUD	70	57,377
6.00%, 12/07/28	GBP	150	273,512
Kreditanstalt fuer Wiederaufbau, 0.00%, 06/15/29(a)	EUR	800	923,246
Landesbank Baden-Wuerttemberg
0.05%, 11/11/21(a)	EUR	100	115,616
0.13%, 06/27/23(a)	EUR	100	116,525
0.25%, 01/10/25(a)	EUR	300	350,830
0.38%, 01/14/26(a)	EUR	86	101,104
0.38%, 02/18/27(a)	EUR	500	579,676
0.38%, 02/21/31(a)	EUR	300	336,507
Series 812, 0.00%, 07/16/27(a)(c)	EUR	200	230,647
Landesbank Hessen-Thueringen Girozentrale
0.00%, 01/22/25(a)(c)	EUR	100	116,076
0.38%, 05/12/25(a)	EUR	600	702,561
0.50%, 09/25/25(a)	EUR	300	354,357
0.88%, 03/20/28(a)	EUR	300	364,313
Series H337, 0.00%, 09/26/29(c)	EUR	100	114,215
Landeskreditbank Baden-Wuerttemberg Foerderbank, 0.38%, 04/13/26(a)	EUR	430	505,719
Landwirtsch, 0.00%, 06/30/31(a)(c)	EUR	670	763,638
Landwirtschaftliche Rentenbank
0.00%, 07/19/28(a)(c)	EUR	500	577,919
0.00%, 11/27/29(a)(c)	EUR	400	459,556
0.25%, 07/15/24(a)	EUR	700	820,043
0.25%, 08/29/25(a)	EUR	600	704,143
0.38%, 01/22/24(a)	EUR	100	117,359
0.38%, 02/14/28(a)	EUR	300	355,307
0.50%, 02/28/29(a)	EUR	300	358,595
0.63%, 05/18/27(a)	EUR	200	239,967
0.63%, 10/31/36(a)	EUR	50	59,876
1.25%, 05/20/22(a)	EUR	317	370,168
1.38%, 09/08/25(a)	GBP	200	277,487
2.60%, 03/23/27(a)	AUD	100	77,725
2.70%, 09/05/22(a)	AUD	70	53,682
4.75%, 05/06/26(a)	AUD	200	169,977
Lanxess AG, 1.13%, 05/16/25 (Call 02/16/25)(a)	EUR	225	269,006
LEG Immobilien AG, 0.88%, 11/28/27 (Call 08/28/27)(a)	EUR	200	235,036
Linde Finance BV
0.25%, 01/18/22	EUR	194	224,603
0.25%, 05/19/27 (Call 02/19/27)(a)	EUR	200	231,963
Series 10, 2.00%, 04/18/23(a)	EUR	620	741,182
Linde PLC
0.38%, 09/30/33 (Call 06/30/33)(a)	EUR	200	224,130
1.00%, 09/30/51 (Call 03/30/51)(a)	EUR	100	115,459
Merck Financial Services GmbH, 0.50%, 07/16/28 (Call 04/16/28)(a)	EUR	300	351,634
Merck KGaA
1.63%, 06/25/79 (Call 09/18/24)(a)(b)	EUR	100	119,212
1.63%, 09/09/80 (Call 06/09/26)(a)(b)	EUR	100	118,201
2.88%, 06/25/79 (Call 03/25/29)(a)(b)	EUR	100	124,552
3.38%, 12/12/74 (Call 12/12/24)(a)(b)	EUR	200	251,280
Muenchener Hypothekenbank eG
0.13%, 09/05/35(a)	EUR	200	223,330
0.50%, 03/14/25(a)	EUR	100	117,944

82	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
0.63%, 05/07/27(a)	EUR	400	$477,530
1.00%, 04/18/39(a)	EUR	200	253,626
2.50%, 07/04/28(a)	EUR	190	254,664
Series 1803, 0.25%, 12/13/23(a)	EUR	100	116,836
Series 1943, 0.25%, 05/02/36(a)	EUR	100	113,221
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, 3.25%, 05/26/49 (Call 05/26/29)(a)(b)	EUR	100	131,464
Norddeutsche Landesbank-Girozentrale, 0.75%, 01/18/28(a)	EUR	372	447,121
NRW Bank
0.00%, 10/15/29	EUR	70	79,884
0.10%, 07/09/35	EUR	570	631,153
0.13%, 07/07/23	EUR	300	349,630
0.25%, 05/16/24(a)	EUR	150	175,385
0.25%, 03/10/25(a)	EUR	700	818,700
0.25%, 07/04/25	EUR	200	234,016
0.38%, 01/25/23	EUR	500	583,641
0.38%, 11/17/26(a)	EUR	100	117,781
0.50%, 05/26/25(a)	EUR	300	354,045
0.50%, 05/11/26(a)	EUR	50	59,133
0.63%, 02/11/26	EUR	300	356,576
0.88%, 04/12/34	EUR	200	244,788
1.20%, 03/28/39	EUR	100	128,914
O2 Telefonica Deutschland Finanzierungs GmbH, 1.75%, 07/05/25 (Call 04/05/25)(a)	EUR	200	242,663
Roadster Finance DAC, 1.63%, 12/09/29(a)	EUR	100	118,862
SAP SE
0.75%, 12/10/24 (Call 09/10/24)(a)	EUR	400	474,066
1.00%, 04/01/25 (Call 01/01/25)(a)	EUR	219	261,625
1.25%, 03/10/28 (Call 12/10/27)(a)	EUR	400	491,559
1.75%, 02/22/27 (Call 11/22/26)(a)	EUR	102	127,771
Siemens Financieringsmaatschappij NV
0.00%, 09/05/24(a)(c)	EUR	475	550,308
0.38%, 09/06/23(a)	EUR	210	245,773
0.50%, 09/05/34(a)	EUR	100	114,687
1.00%, 02/20/25(a)	GBP	200	272,495
1.00%, 09/06/27(a)	EUR	90	108,986
1.25%, 02/28/31(a)	EUR	250	310,889
1.75%, 02/28/39(a)	EUR	200	269,558
2.75%, 09/10/25(a)	GBP	200	289,632
2.88%, 03/10/28(a)	EUR	491	663,957
Talanx AG, 2.25%, 12/05/47 (Call 12/05/27)(a)(b)	EUR	100	122,830
Traton Finance Luxembourg SA, 0.75%, 03/24/29 (Call 12/24/28)(a)	EUR	300	342,697
UniCredit Bank AG
0.00%, 09/10/24(a)(c)	EUR	286	331,991
0.00%, 09/15/28(a)(c)	EUR	200	229,577
0.00%, 01/21/36(a)(c)	EUR	100	109,481
0.25%, 01/15/32(a)	EUR	100	115,253
0.50%, 05/04/26(a)	EUR	200	236,513
0.85%, 05/22/34(a)	EUR	580	710,850
Vier Gas Transport GmbH, 3.13%, 07/10/23(a)	EUR	295	360,178
Volkswagen Bank GmbH, 2.50%, 07/31/26(a)	EUR	100	126,500
Volkswagen Financial Services AG
0.38%, 02/12/30(a)	EUR	400	440,219
1.50%, 10/01/24(a)	EUR	200	240,034
2.25%, 10/16/26(a)	EUR	70	87,917
3.00%, 04/06/25(a)	EUR	500	630,349
3.38%, 04/06/28(a)	EUR	50	67,370

Security		Par (000)	Value

Germany (continued)
Volkswagen Financial Services Australia Pty Ltd., 3.10%, 04/17/23(a)	AUD	200	$154,244
Volkswagen Financial Services NV
1.13%, 09/18/23(a)	GBP	300	408,155
2.25%, 04/12/25(a)	GBP	150	209,552
Volkswagen International Finance NV
2.63%, 11/16/27(a)	EUR	300	391,239
2.70%, (Call 12/14/22)(a)(b)(d)	EUR	500	591,999
3.30%, 03/22/33(a)	EUR	100	142,547
3.38%, 11/16/26(a)	GBP	200	294,091
3.88%, (Call 06/17/29)(a)(b)(d)	EUR	400	504,488
4.13%, 11/16/38(a)	EUR	400	647,522
4.63%, (Call 03/24/26)(a)(b)(d)	EUR	200	258,925
4.63%, (Call 06/27/28)(a)(b)(d)	EUR	300	394,918
Series 10Y, 1.88%, 03/30/27(a)	EUR	400	497,487
Series NC6, 3.38%, (Call 06/27/24)(a)(b)(d)	EUR	400	488,789
Volkswagen Leasing GmbH
0.50%, 01/12/29(a)	EUR	50	56,412
1.13%, 04/04/24(a)	EUR	384	454,811
1.38%, 01/20/25(a)	EUR	50	59,817
1.50%, 06/19/26(a)	EUR	350	423,899
2.38%, 09/06/22(a)	EUR	300	354,624
2.63%, 01/15/24(a)	EUR	150	183,384
Vonovia Finance BV
0.63%, 10/07/27 (Call 07/07/27)(a)	EUR	300	346,769
1.00%, 07/09/30 (Call 04/09/30)(a)	EUR	300	349,075
1.13%, 09/14/34 (Call 06/14/34)(a)	EUR	100	113,167
1.25%, 12/06/24(a)	EUR	100	119,585
1.50%, 03/22/26(a)	EUR	100	121,382
1.50%, 06/10/26(a)	EUR	100	121,445
1.63%, 10/07/39 (Call 07/07/39)(a)	EUR	100	117,171
1.75%, 01/25/27(a)	EUR	200	246,323
1.80%, 06/29/25 (Call 03/29/25)(a)	EUR	200	243,463
2.25%, 04/07/30 (Call 01/07/30)(a)	EUR	400	511,308
Vonovia SE
0.63%, 12/14/29 (Call 09/14/29)(a)	EUR	200	226,761
1.50%, 06/14/41 (Call 03/14/41)(a)	EUR	100	114,197
1.63%, 09/01/51 (Call 06/01/51)(a)	EUR	200	220,144
VW Credit Canada Inc., 3.25%, 03/29/23	CAD	250	207,183
Wintershall Dea Finance BV
0.45%, 09/25/23 (Call 06/25/23)(a)	EUR	300	349,269
1.33%, 09/25/28 (Call 06/25/28)(a)	EUR	400	475,190
Wirtschafts- und Infrastrukturbank Hessen, 0.88%, 06/14/28	EUR	200	242,307
Wuerth Finance International BV, 1.00%, 05/19/22 (Call 02/19/22)(a)	EUR	190	220,576

			124,295,326

Hong Kong — 0.0%
CK Hutchison Europe Finance 18 Ltd., 1.25%, 04/13/25(a)	EUR	105	125,353
CK Hutchison Finance 16 II Ltd., 0.88%, 10/03/24(a)	EUR	300	353,608
CK Hutchison Finance 16 Ltd., Series B, 2.00%, 04/06/28(a)	EUR	300	376,472

			855,433

Hungary — 0.0%
MOL Hungarian Oil & Gas PLC, 1.50%, 10/08/27 (Call 07/08/27)(a)	EUR	100	118,817

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Iceland — 0.0%
Landsbankinn HF, 0.50%, 05/20/24(a)	EUR	200	$232,444

Indonesia — 0.0%
Perusahaan Listrik Negara PT, 1.88%, 11/05/31(a)	EUR	100	112,397

Ireland — 0.1%
AIB Mortgage Bank, 0.88%, 02/04/23(a)	EUR	100	117,466
Bank of Ireland Group PLC
0.75%, 07/08/24 (Call 07/08/23)(a)(b)	EUR	290	339,260
1.38%, 08/29/23(a)	EUR	150	177,804
Bank of Ireland Mortgage Bank, 0.63%, 03/14/25(a)	EUR	100	118,159
Cloverie PLC for Zurich Insurance Co. Ltd., 1.50%, 12/15/28 (Call 09/15/28)(a)	EUR	100	123,914
CRH Finance DAC, 1.38%, 10/18/28 (Call 07/18/28)(a)	EUR	200	244,973
CRH Finland Services Oyj, 0.88%, 11/05/23 (Call 10/05/23)(a)	EUR	350	412,283
ESB Finance DAC
1.75%, 02/07/29 (Call 11/07/28)(a)	EUR	100	125,867
1.88%, 06/14/31 (Call 03/14/31)(a)	EUR	100	127,910
2.13%, 11/05/33 (Call 08/05/33)(a)	EUR	407	536,718
Freshwater Finance PLC, Series A, 5.18%, 04/20/35(a)	GBP	100	183,629
Kerry Group Financial Services Unltd Co., 0.63%, 09/20/29 (Call 06/20/29)(a)	EUR	200	230,647
Ryanair DAC
1.13%, 08/15/23(a)	EUR	400	471,126
2.88%, 09/15/25(a)	EUR	100	125,129
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/26 (Call 10/15/25)(a)	EUR	100	126,754
Smurfit Kappa Treasury Co., 0.50%, 09/22/29 (Call 06/22/29)(a)	EUR	300	340,599

			3,802,238

Isle Of Man — 0.0%
NE Property BV, 3.38%, 07/14/27 (Call 04/14/27)(a)	EUR	225	288,864

Italy — 0.8%
2i Rete Gas SpA, 2.20%, 09/11/25 (Call 06/11/25)(a)	EUR	460	568,324
A2A SpA
1.00%, 07/16/29 (Call 04/16/29)(a)	EUR	200	238,460
1.63%, 10/19/27 (Call 07/19/27)(a)	EUR	100	123,160
ACEA SpA
0.25%, 07/28/30 (Call 04/28/30)(a)	EUR	100	110,828
1.00%, 10/24/26 (Call 07/24/26)(a)	EUR	100	118,970
1.50%, 06/08/27 (Call 03/08/27)(a)	EUR	340	414,520
1.75%, 05/23/28 (Call 02/23/28)(a)	EUR	310	385,369
Aeroporti di Roma SpA, 1.63%, 06/08/27 (Call 03/08/27)(a)	EUR	250	298,280
AMCO - Asset Management Co. SpA
1.38%, 01/27/25(a)	EUR	300	356,930
2.25%, 07/17/27(a)	EUR	450	556,728
Anima Holding SpA, 1.50%, 04/22/28(a)	EUR	100	114,963
Assicurazioni Generali SpA
4.13%, 05/04/26(a)	EUR	200	265,013
5.13%, 09/16/24(a)	EUR	370	494,752
5.50%, 10/27/47 (Call 10/27/27)(a)(b)	EUR	350	489,566
7.75%, 12/12/42 (Call 12/12/22)(a)(b)	EUR	200	250,161
ASTM SpA, 3.38%, 02/13/24(a)	EUR	209	259,253
Banca Monte dei Paschi di Siena SpA 0.88%, 10/08/27(a)	EUR	300	356,545

Security		Par (000)	Value

Italy (continued)
2.00%, 01/29/24(a)	EUR	340	$411,183
Series 16, 2.88%, 07/16/24(a)	EUR	200	249,019
Banco BPM SpA
0.63%, 06/08/23(a)	EUR	200	234,300
0.75%, 03/31/22(a)	EUR	150	174,258
1.00%, 01/23/25(a)	EUR	200	238,642
1.13%, 09/25/23(a)	EUR	300	355,609
Banco di Desio e della Brianza SpA, 0.38%, 07/24/26(a)	EUR	200	234,127
BPER Banca, 1.00%, 07/22/23(a)	EUR	200	235,926
Credit Agricole Italia SpA
0.25%, 09/30/24(a)	EUR	100	116,625
0.25%, 01/17/28(a)	EUR	300	349,099
1.00%, 03/25/27(a)	EUR	200	242,318
1.00%, 01/17/45(a)	EUR	100	127,532
1.13%, 03/21/25(a)	EUR	200	240,170
Enel Finance International NV
0.38%, 06/17/27 (Call 03/17/27)(a)	EUR	400	462,002
1.13%, 10/17/34 (Call 07/17/34)(a)	EUR	100	118,023
1.38%, 06/01/26(a)	EUR	579	702,656
5.63%, 08/14/24(a)	GBP	300	460,297
5.75%, 09/14/40(a)	GBP	230	476,085
Enel SpA
2.50%, (Call 08/24/23)(a)(b)(d)	EUR	500	599,675
5.25%, 05/20/24(a)	EUR	170	223,919
Series 6.5Y, 1.38%, (a)(d)	EUR	300	340,256
Eni SpA
0.63%, 01/23/30(a)	EUR	300	344,161
0.75%, 05/17/22(a)	EUR	450	523,560
1.13%, 09/19/28(a)	EUR	670	804,455
1.75%, 01/18/24(a)	EUR	479	576,460
2.75%, (Call 02/11/30)(a)(b)(d)	EUR	300	347,747
3.75%, 09/12/25(a)	EUR	150	198,238
Series NC5., 2.63%, (Call 10/13/25)(a)(b)(d)	EUR	100	120,121
Series NC9, 3.38%, (Call 07/13/29)(a)(b)(d)	EUR	100	121,958
ERG SpA, 1.88%, 04/11/25 (Call 01/11/25)(a)	EUR	100	121,474
FCA Bank SpA/Ireland
0.00%, 04/16/24 (Call 01/16/24)(a)(c)	EUR	100	115,328
0.25%, 02/28/23 (Call 01/28/23)(a)	EUR	400	464,476
0.50%, 09/13/24 (Call 06/13/24)(a)	EUR	200	233,396
0.63%, 11/24/22 (Call 10/24/22)(a)	EUR	125	145,709
Ferrovie dello Stato Italiane SpA
0.38%, 03/25/28(a)	EUR	100	114,971
1.50%, 06/27/25(a)	EUR	360	435,873
Hera SpA
0.25%, 12/03/30 (Call 09/03/30)(a)	EUR	100	110,082
0.88%, 10/14/26(a)	EUR	100	118,473
Intesa Sanpaolo SpA
0.63%, 01/20/22(a)	EUR	100	115,889
0.63%, 03/23/23(a)	EUR	400	468,758
0.75%, 03/16/28(a)	EUR	300	345,916
1.00%, 01/27/23(a)	EUR	250	293,942
1.00%, 07/04/24(a)	EUR	575	680,520
1.00%, 09/25/25(a)	EUR	300	360,655
1.13%, 06/16/27(a)	EUR	400	489,950
1.13%, 10/04/27(a)	EUR	200	244,575
1.38%, 01/18/24(a)	EUR	510	607,712
1.38%, 12/18/25(a)	EUR	100	122,372
1.75%, 07/04/29(a)	EUR	225	275,243
2.13%, 08/30/23(a)	EUR	150	180,600

84	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
2.50%, 01/15/30(a)	GBP	200	$276,751
3.13%, 02/05/24(a)	EUR	100	124,345
3.25%, 02/10/26(a)	EUR	100	131,779
Iren SpA
1.00%, 07/01/30 (Call 04/01/30)(a)	EUR	200	233,251
1.50%, 10/24/27 (Call 07/24/27)(a)	EUR	300	365,336
1.95%, 09/19/25 (Call 06/19/25)(a)	EUR	100	122,469
Italgas SpA
0.88%, 04/24/30(a)	EUR	430	501,703
1.63%, 01/19/27(a)	EUR	300	369,002
Mediobanca Banca di Credito Finanziario SpA
0.50%, 10/01/26(a)	EUR	100	118,356
0.88%, 01/15/26(a)	EUR	200	234,282
1.13%, 04/23/25(a)	EUR	250	295,040
1.63%, 01/07/25(a)	EUR	100	120,477
Series 4, 1.38%, 11/10/25(a)	EUR	300	366,169
Poste Italiane SpA, 0.50%, 12/10/28 (Call 09/10/28)(a)	EUR	300	340,284
Snam SpA
0.00%, 12/07/28 (Call 09/07/28)(a)(c)	EUR	267	296,040
0.88%, 10/25/26(a)	EUR	461	546,868
1.38%, 10/25/27 (Call 07/25/27)(a)	EUR	110	133,908
Terna Rete Elettrica Nazionale SpA
0.38%, 09/25/30 (Call 06/25/30)(a)	EUR	300	337,631
4.90%, 10/28/24(a)	EUR	103	136,605
Terna SPA, 1.38%, 07/26/27(a)	EUR	300	365,503
UniCredit SpA
0.33%, 01/19/26(a)	EUR	400	458,308
0.38%, 10/31/26(a)	EUR	300	350,258
0.75%, 04/30/25(a)	EUR	500	592,161
0.85%, 01/19/31(a)	EUR	100	112,230
1.63%, 07/03/25 (Call 07/03/24)(a)(b)	EUR	300	356,871
1.80%, 01/20/30(a)	EUR	250	295,124
2.00%, 03/04/23(a)	EUR	454	539,760

			29,196,668

Japan — 0.2%
American Honda Finance Corp., 0.55%, 03/17/23	EUR	300	350,382
Asahi Group Holdings Ltd., 1.15%, 09/19/25 (Call 06/19/25)(a)	EUR	200	239,556
East Japan Railway Co., 4.50%, 01/25/36(a)	GBP	50	91,245
Honda Canada Finance Inc., Series 16-4, 1.82%, 12/07/21	CAD	50	40,456
JT International Financial Services BV, 1.00%, 11/26/29 (Call 08/26/29)(a)	EUR	200	234,830
Mitsubishi UFJ Financial Group Inc.
0.85%, 07/19/29(a)	EUR	200	234,726
0.87%, 09/07/24(a)	EUR	700	827,714
Mizuho Financial Group Inc.
0.40%, 09/06/29(a)	EUR	300	337,204
0.80%, 04/15/30(a)	EUR	230	265,742
1.02%, 10/11/23(a)	EUR	310	366,144
MUFG Bank Ltd., 0.88%, 03/11/22(a)	EUR	100	116,157
Nissan Motor Co. Ltd.
2.65%, 03/17/26 (Call 02/17/26)(a)	EUR	200	248,186
3.20%, 09/17/28 (Call 06/17/28)(a)	EUR	150	192,533
NTT Finance Corp., 0.00%, 03/03/25 (Call 02/03/25)(a)(c)	EUR	400	461,568
Sumitomo Mitsui Banking Corp.
0.41%, 11/07/29(a)	EUR	100	115,928
0.55%, 11/06/23(a)	EUR	500	585,554

Security		Par (000)	Value

Japan (continued)
Sumitomo Mitsui Financial Group Inc.
0.63%, 10/23/29(a)	EUR	300	$343,224
0.93%, 10/11/24(a)	EUR	516	612,142
1.41%, 06/14/27(a)	EUR	100	121,311
1.55%, 06/15/26(a)	EUR	247	300,993
Takeda Pharmaceutical Co. Ltd.
0.75%, 07/09/27 (Call 05/09/27)	EUR	200	235,417
1.38%, 07/09/32 (Call 04/09/32)	EUR	400	478,778
2.00%, 07/09/40 (Call 01/09/40)	EUR	100	127,567
3.00%, 11/21/30 (Call 08/21/30)(a)	EUR	200	273,297
Toyota Motor Finance Netherlands BV, 1.38%, 05/23/23(a)	GBP	400	550,825

			7,751,479

Liechtenstein — 0.0%
LGT Bank AG, 1.88%, 02/08/23(a)	CHF	100	112,416

Lithuania — 0.0%
AB Ignitis Grupe, 2.00%, 07/14/27(a)	EUR	200	250,968

Luxembourg — 0.1%
Bevco Lux Sarl, 1.50%, 09/16/27 (Call 06/16/27)(a)	EUR	200	241,530
Blackstone Property Partners Europe Holdings Sarl
1.00%, 05/04/28 (Call 02/04/28)(a)	EUR	100	112,826
1.75%, 03/12/29 (Call 12/12/28)(a)	EUR	200	235,089
CBRE Global Investors Open-Ended Fund SCA SICAV-SIF Pan European Core Fund, 0.50%, 01/27/28 (Call 10/27/27)(a)	EUR	100	112,512
CK Hutchison Group Telecom Finance SA
0.75%, 04/17/26 (Call 01/17/26)(a)	EUR	210	246,498
1.13%, 10/17/28 (Call 07/17/28)(a)	EUR	200	235,970
Logicor Financing Sarl
2.25%, 05/13/25 (Call 02/13/25)(a)	EUR	350	428,714
2.75%, 01/15/30 (Call 10/15/29)(a)	GBP	100	141,130
3.25%, 11/13/28 (Call 08/13/28)(a)	EUR	260	342,212
Prologis International Funding II SA, 0.88%, 07/09/29 (Call 04/09/29)(a)	EUR	300	351,201
SELP Finance Sarl
0.88%, 05/27/29 (Call 02/27/29)(a)	EUR	100	113,928
1.50%, 12/20/26 (Call 09/20/26)(a)	EUR	250	300,725

			2,862,335

Mexico — 0.0%
America Movil SAB de CV
4.95%, 07/22/33	GBP	200	350,787
5.00%, 10/27/26	GBP	200	316,951
5.75%, 06/28/30	GBP	120	212,024

			879,762

Netherlands — 1.1%
ABN AMRO Bank NV
0.38%, 01/14/35(a)	EUR	200	230,550
0.50%, 04/15/26(a)	EUR	200	235,033
0.60%, 01/15/27(a)	EUR	300	349,221
0.63%, 05/31/22(a)	EUR	300	349,044
0.88%, 01/15/24(a)	EUR	500	591,733
0.88%, 01/14/26(a)	EUR	300	360,107
1.00%, 04/13/31(a)	EUR	600	742,852
1.13%, 01/12/32(a)	EUR	200	250,542
1.13%, 04/23/39(a)	EUR	200	257,723
1.25%, 01/10/33(a)	EUR	200	254,491
1.38%, 01/12/37(a)	EUR	100	131,415
1.45%, 04/12/38(a)	EUR	300	402,257

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
2.50%, 09/05/23(a)	EUR	200	$243,181
3.38%, 08/15/31(a)	CHF	200	284,194
7.13%, 07/06/22(a)	EUR	450	545,482
Achmea Bank NV, 0.38%, 11/22/24(a)	EUR	300	351,229
Achmea BV, 1.50%, 05/26/27 (Call 02/26/27)(a)	EUR	334	408,899
Aegon Bank NV
0.25%, 05/25/23(a)	EUR	100	116,564
0.38%, 11/21/56(a)	EUR	200	234,097
Aegon NV, 6.13%, 12/15/31	GBP	50	95,744
Akzo Nobel NV, 1.13%, 04/08/26 (Call 01/08/26)(a)	EUR	200	242,244
Alliander NV, 2.88%, 06/14/24	EUR	200	250,114
ASML Holding NV
0.63%, 05/07/29 (Call 02/07/29)(a)	EUR	340	400,213
1.38%, 07/07/26 (Call 04/07/26)(a)	EUR	300	366,474
ASR Nederland NV, 5.00%, (Call 09/30/24)(a)(b)(d)	EUR	230	296,557
BNG Bank NV
0.20%, 11/09/24(a)	EUR	450	525,875
0.25%, 06/07/24(a)	EUR	300	351,104
0.38%, 01/14/22(a)	EUR	50	57,910
0.63%, 06/19/27(a)	EUR	250	299,404
0.75%, 01/11/28(a)	EUR	250	301,780
0.75%, 01/24/29(a)	EUR	390	471,646
0.88%, 10/17/35(a)	EUR	500	614,616
1.00%, 01/12/26(a)	EUR	200	241,713
1.38%, 10/21/30(a)	EUR	200	255,134
1.50%, 07/15/39(a)	EUR	284	387,317
2.25%, 07/17/23(a)	EUR	80	96,614
3.25%, 07/15/25(a)	AUD	200	158,990
3.30%, 07/17/28(a)	AUD	400	321,163
Cooperatieve Rabobank UA
0.25%, 05/31/24(a)	EUR	200	233,704
0.50%, 12/06/22(a)	EUR	450	525,657
0.63%, 04/26/26(a)	EUR	200	237,754
0.75%, 08/29/23(a)	EUR	300	352,904
0.75%, 06/21/39(a)	EUR	200	243,331
0.88%, 02/08/28(a)	EUR	600	726,913
0.88%, 02/01/29(a)	EUR	200	243,266
1.25%, 03/23/26(a)	EUR	570	693,296
1.38%, 02/03/27(a)	EUR	510	627,987
1.50%, 04/26/38(a)	EUR	300	405,218
3.88%, 07/25/23(a)	EUR	500	617,188
5.25%, 09/14/27(a)	GBP	100	160,049
5.38%, 08/03/60(a)	GBP	100	274,054
Series 2541, 4.00%, 09/19/22	GBP	150	211,104
CTP NV, 1.25%, 06/21/29 (Call 03/21/29)(a)	EUR	200	228,890
de Volksbank NV, 1.00%, 03/08/28(a)	EUR	200	244,482
Enexis Holding NV
0.75%, 07/02/31 (Call 04/02/31)(a)	EUR	200	235,877
1.50%, 10/20/23 (Call 07/20/23)(a)	EUR	550	654,817
Euronext NV, 0.75%, 05/17/31 (Call 02/17/31)(a)	EUR	300	343,446
EXOR NV
0.88%, 01/19/31 (Call 10/19/30)(a)	EUR	200	226,090
1.75%, 01/18/28 (Call 10/18/27)(a)	EUR	200	245,648
Heineken NV
1.00%, 05/04/26 (Call 02/04/26)(a)	EUR	370	443,417
1.25%, 03/17/27 (Call 12/17/26)(a)	EUR	100	121,192
1.75%, 05/07/40 (Call 11/07/39)(a)	EUR	300	371,111
ING Bank NV
0.75%, 02/18/29(a)	EUR	400	482,889
1.88%, 05/22/23(a)	EUR	400	478,464

Security		Par (000)	Value

Netherlands (continued)
3.38%, 01/10/22(a)	EUR	100	$116,465
ING Groep NV
0.25%, 02/18/29 (Call 02/18/28)(a)(b)	EUR	200	224,414
0.25%, 02/01/30 (Call 02/01/29)(a)(b)	EUR	200	222,086
1.13%, 02/14/25(a)	EUR	600	715,316
1.63%, 09/26/29 (Call 09/26/24)(a)(b)	EUR	600	713,576
2.00%, 09/20/28(a)	EUR	300	378,872
2.13%, 05/26/31 (Call 02/26/26)(a)(b)	EUR	100	121,205
2.50%, 11/15/30(a)	EUR	300	403,301
3.00%, 04/11/28 (Call 04/11/23)(b)	EUR	200	240,557
JDE Peet’s NV, 1.13%, 06/16/33 (Call 03/16/33)(a)	EUR	225	254,984
Koninklijke Ahold Delhaize NV, 0.25%, 06/26/25 (Call 03/26/25)(a)	EUR	352	409,012
Koninklijke DSM NV, 1.00%, 04/09/25 (Call 01/09/25)(a)	EUR	470	561,249
Koninklijke KPN NV
5.63%, 09/30/24(a)	EUR	150	201,094
5.75%, 09/17/29(a)	GBP	160	266,272
Koninklijke Philips NV
0.50%, 09/06/23 (Call 06/06/23)(a)	EUR	120	140,318
2.00%, 03/30/30 (Call 12/30/29)(a)	EUR	200	258,366
LeasePlan Corp. NV
0.13%, 09/13/23	EUR	100	116,058
0.75%, 10/03/22(a)	EUR	320	373,338
1.38%, 03/07/24(a)	EUR	200	238,760
Louis Dreyfus Co. BV
1.63%, 04/28/28 (Call 01/28/28)(a)	EUR	100	119,306
2.38%, 11/27/25 (Call 08/27/25)(a)	EUR	100	123,572
Nationale-Nederlanden Bank NV Netherlands (The)
0.63%, 09/11/25(a)	EUR	400	473,174
1.00%, 09/25/28(a)	EUR	200	244,228
Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV, 0.13%, 06/01/23(a)	EUR	100	116,492
Nederlandse Gasunie NV, 1.38%, 10/16/28 (Call 07/16/28)(a)	EUR	300	370,327
Nederlandse Waterschapsbank NV
0.13%, 01/17/24(a)	EUR	300	350,043
0.50%, 01/19/23(a)	EUR	100	116,959
0.50%, 04/29/30(a)	EUR	500	594,080
0.63%, 02/06/29(a)	EUR	200	239,842
1.00%, 09/03/25(a)	EUR	400	482,209
1.00%, 03/01/28(a)	EUR	600	734,467
1.25%, 06/07/32(a)	EUR	100	127,371
1.50%, 06/15/39(a)	EUR	200	272,243
1.63%, 01/29/48(a)	EUR	200	299,446
3.45%, 07/17/28(a)	AUD	300	243,314
NIBC Bank NV
0.13%, 04/21/31(a)	EUR	100	113,237
1.00%, 09/11/28(a)	EUR	200	243,389
1.13%, 04/19/23(a)	EUR	200	235,482
NN Group NV
4.63%, 04/08/44 (Call 04/08/24)(a)(b)	EUR	250	317,177
4.63%, 01/13/48 (Call 01/13/28)(a)(b)	EUR	200	271,910
PostNL NV, 0.63%, 09/23/26 (Call 06/23/26)	EUR	100	117,174
Royal Schiphol Group NV
1.50%, 11/05/30 (Call 08/05/30)(a)	EUR	100	124,536
2.00%, 04/06/29 (Call 01/06/29)(a)	EUR	400	510,832
Shell International Finance BV
0.88%, 08/21/28(a)	CHF	75	84,812
0.88%, 11/08/39(a)	EUR	300	326,349

86	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
1.25%, 05/12/28(a)	EUR	220	$268,234
1.25%, 11/11/32(a)	EUR	400	480,933
1.88%, 09/15/25(a)	EUR	610	754,140
1.88%, 04/07/32(a)	EUR	210	267,757
Stedin Holding NV, 1.38%, 09/19/28 (Call 06/19/28)(a)	EUR	200	246,057
Stellantis NV
1.25%, 06/20/33 (Call 03/20/33)(a)	EUR	300	337,599
2.00%, 03/20/25 (Call 12/20/24)(a)	EUR	500	607,830
TenneT Holding BV
1.00%, 06/13/26 (Call 03/13/26)(a)	EUR	400	479,893
1.38%, 06/26/29 (Call 03/26/29)(a)	EUR	200	246,776
1.50%, 06/03/39 (Call 03/03/39)(a)	EUR	500	631,303
2.00%, 06/05/34 (Call 03/05/34)(a)	EUR	100	131,200
4.63%, 02/21/23(a)	EUR	200	246,205
Unilever Finance Netherlands BV
0.38%, 02/14/23(a)	EUR	135	157,485
0.50%, 08/12/23(a)	EUR	405	474,950
1.00%, 02/14/27(a)	EUR	370	447,173
1.38%, 07/31/29(a)	EUR	100	124,151
1.63%, 02/12/33(a)	EUR	260	333,441
1.75%, 03/25/30 (Call 12/25/29)(a)	EUR	320	409,938
Van Lanschot Kempen Wealth Management NV, 0.88%, 02/15/27(a)	EUR	200	239,939
Vesteda Finance BV, 2.00%, 07/10/26 (Call 04/10/26)(a)	EUR	100	124,045
Wolters Kluwer NV
0.75%, 07/03/30 (Call 04/03/30)(a)	EUR	150	175,120
1.50%, 03/22/27 (Call 12/22/26)(a)	EUR	100	122,728

			42,216,085

New Zealand — 0.1%
ANZ New Zealand Int’l Ltd./London
0.13%, 09/22/23(a)	EUR	100	116,365
0.38%, 09/17/29(a)	EUR	100	113,797
0.50%, 01/17/24(a)	EUR	200	234,501
ASB Finance Ltd., 0.75%, 03/13/24(a)	EUR	300	353,719
ASB Finance Ltd./London, 0.63%, 10/18/24(a)	EUR	200	235,660
BNZ International Funding Ltd/London, 0.63%, 07/03/25(a)	EUR	200	236,247
Westpac Sec NZ/London Covered, 0.00%, 06/08/28(a)(c)	EUR	200	227,683
Westpac Securities NZ Ltd./London
0.38%, 02/05/24(a)	CHF	150	165,876
0.50%, 01/17/24(a)	EUR	200	234,703

			1,918,551

Norway — 0.3%
Avinor AS, 1.00%, 04/29/25 (Call 01/29/25)(a)	EUR	350	417,001
DNB Bank ASA
0.05%, 11/14/23(a)	EUR	555	645,673
1.13%, 03/01/23(a)	EUR	200	235,736
DNB Boligkreditt AS
0.00%, 05/12/28(a)(c)	EUR	300	343,987
0.25%, 01/23/23(a)	EUR	400	466,132
0.25%, 04/18/23(a)	EUR	150	174,940
0.25%, 09/07/26(a)	EUR	400	467,070
0.38%, 11/14/23(a)	EUR	500	585,248
0.38%, 11/20/24(a)	EUR	100	117,275
0.63%, 01/14/26(a)	EUR	400	474,459

Security		Par (000)	Value

Norway (continued)
Eika Boligkreditt AS
0.00%, 03/12/27(c)	EUR	200	$230,312
0.38%, 04/20/23(a)	EUR	300	350,618
0.50%, 08/28/25(a)	EUR	100	117,882
Equinor ASA
0.75%, 05/22/26 (Call 03/22/26)(a)	EUR	450	534,386
1.38%, 05/22/32 (Call 02/22/32)(a)	EUR	200	245,870
1.63%, 11/09/36 (Call 08/09/36)(a)	EUR	200	251,141
2.88%, 09/10/25(a)	EUR	100	129,078
4.25%, 04/10/41(a)	GBP	290	541,086
6.88%, 03/11/31(a)	GBP	100	197,174
Santander Consumer Bank AS, 0.13%, 02/25/25(a)	EUR	300	345,766
SpareBank 1 Boligkreditt AS
0.13%, 05/14/26(a)	EUR	200	232,425
0.13%, 11/05/29(a)	EUR	300	344,150
0.13%, 05/12/31(a)	EUR	150	170,553
0.25%, 08/30/26(a)	EUR	200	233,688
0.50%, 01/30/25(a)	EUR	200	235,616
1.75%, 12/18/23(a)	GBP	200	277,758
SpareBank 1 Oestlandet, 0.25%, 09/30/24(a)	EUR	150	174,615
SpareBank 1 SMN, 0.00%, 02/18/28(a)(c)	EUR	100	112,073
Sparebanken Soer Boligkreditt AS, 0.50%, 02/06/26(a)	EUR	200	235,799
Sparebanken Vest Boligkreditt AS, 0.50%, 02/12/26(a)	EUR	400	471,768
SR-Boligkreditt AS
0.00%, 10/08/26(c)	EUR	100	115,338
0.75%, 10/17/25(a)(b)	EUR	300	357,200
Statkraft AS
1.50%, 09/21/23 (Call 06/21/23)(a)	EUR	200	237,542
1.50%, 03/26/30 (Call 12/26/29)(a)	EUR	400	498,153
Storebrand Livsforsikring AS, 1.88%, 09/30/51 (Call 03/31/31)(a)(b)	EUR	100	111,998
Telenor ASA
0.25%, 02/14/28 (Call 11/14/27)(a)	EUR	200	229,360
0.88%, 02/14/35 (Call 11/14/34)(a)	EUR	496	578,754
2.63%, 12/06/24(a)	EUR	540	677,881

			12,165,505

Poland — 0.0%
PKO Bank Hipoteczny SA
0.63%, 01/24/23(a)	EUR	300	350,733
0.75%, 08/27/24(a)	EUR	100	118,017

			468,750

Portugal — 0.0%
Banco Santander Totta SA, 0.88%, 04/25/24(a)	EUR	200	236,705
Caixa Economica Montepio Geral Caixa Economica Bancaria SA, 0.13%, 11/14/24(a)	EUR	200	231,803
EDP Finance BV
0.38%, 09/16/26 (Call 06/16/26)(a)	EUR	500	579,850
1.13%, 02/12/24(a)	EUR	504	599,147
Ren Finance BV, 1.75%, 01/18/28 (Call 10/18/27)(a)	EUR	100	123,928

			1,771,433

Romania — 0.0%
Globalworth Real Estate Investments Ltd., 3.00%, 03/29/25(a)	EUR	500	614,067

Russia — 0.0%
Gazprom PJSC Via Gaz Capital SA, 4.36%, 03/21/25(a)	EUR	550	705,019

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Senegal — 0.1%
European Union
0.00%, 04/22/31(a)(c)	EUR	800	$916,514
0.45%, 07/04/41(a)	EUR	800	930,487

			1,847,001

Singapore — 0.0%
DBS Bank Ltd., 0.38%, 11/21/24(a)	EUR	400	468,342
Temasek Financial I Ltd., 0.50%, 11/20/31 (Call 08/20/31)(a)	EUR	300	345,253
United Overseas Bank Ltd.
0.00%, 12/01/27(a)(c)	EUR	225	257,548
0.50%, 01/16/25(a)	EUR	230	270,448

			1,341,591

Slovakia — 0.0%
Vseobecna Uverova Banka AS
0.00%, 06/23/25(a)(c)	EUR	100	115,435
0.25%, 03/26/24(a)	EUR	300	349,813

			465,248

South Korea — 0.0%
Kookmin Bank, 0.05%, 07/15/25(a)	EUR	100	115,410
Shinhan Bank Co. Ltd., 0.25%, 10/16/24(a)	EUR	100	116,020

			231,430

Spain — 0.8%
Abertis Infraestructuras SA
1.00%, 02/27/27(a)	EUR	100	117,722
1.63%, 07/15/29 (Call 04/15/29)(a)	EUR	300	360,440
2.25%, 03/29/29 (Call 12/29/28)(a)	EUR	200	250,586
2.38%, 09/27/27 (Call 06/27/27)(a)	EUR	100	125,862
3.00%, 03/27/31 (Call 12/27/30)(a)	EUR	200	265,522
Amadeus IT Group SA, 2.50%, 05/20/24 (Call 02/20/24)(a)	EUR	200	244,052
AYT Cedulas Cajas Global FTA, Series 10, 4.25%, 10/25/23	EUR	300	376,933
AyT Cedulas Cajas X Fondo de Titulizacion de Activos, Series X, 3.75%, 06/30/25	EUR	300	392,588
Banco Bilbao Vizcaya Argentaria SA
0.38%, 11/15/26(a)	EUR	300	347,986
0.63%, 03/18/23	EUR	500	585,670
0.88%, 11/22/26(a)	EUR	400	481,506
1.13%, 02/28/24(a)	EUR	500	593,190
3.50%, 02/10/27(a)	EUR	500	654,221
Banco de Sabadell SA
0.13%, 10/20/23(a)	EUR	300	349,054
0.13%, 02/10/28(a)	EUR	100	115,240
0.63%, 11/07/25 (Call 11/07/24)(a)(b)	EUR	500	580,780
1.00%, 04/26/27(a)	EUR	300	363,165
Banco Santander SA
0.25%, 07/10/29(a)	EUR	200	232,592
0.30%, 10/04/26(a)	EUR	500	577,832
0.50%, 02/04/27(a)	EUR	500	574,977
0.50%, 03/24/27 (Call 03/24/26)(a)(b)	EUR	500	576,272
0.75%, 09/09/22(a)	EUR	100	116,747
0.75%, 06/12/23(a)	CHF	200	221,579
0.88%, 05/09/31(a)	EUR	600	732,192
1.00%, 04/07/25(a)	EUR	400	478,510
1.13%, 11/27/24(a)	EUR	100	119,827
1.13%, 10/25/28(a)	EUR	300	370,542
1.38%, 07/31/24(a)	GBP	300	411,021
1.50%, 01/25/26(a)	EUR	400	491,281
1.63%, 10/22/30(a)	EUR	300	350,438

Security		Par (000)	Value

Spain (continued)
2.00%, 11/27/34(a)	EUR	100	$138,958
2.13%, 02/08/28(a)	EUR	200	245,012
2.50%, 03/18/25(a)	EUR	300	370,167
Bankinter SA, 1.00%, 02/05/25(a)	EUR	200	238,548
CaixaBank SA
0.75%, 04/18/23(a)	EUR	400	468,541
0.75%, 07/09/26(a)	EUR	200	235,153
0.75%, 07/10/26 (Call 07/10/25)(a)(b)	EUR	100	117,411
1.00%, 03/14/23(a)	EUR	200	235,343
1.00%, 06/25/24(a)	EUR	100	118,166
1.00%, 09/25/25(a)	EUR	200	239,676
1.00%, 01/17/28(a)	EUR	200	243,021
1.13%, 01/12/23(a)	EUR	100	117,406
1.13%, 03/27/26(a)	EUR	700	837,263
1.25%, 01/11/27(a)	EUR	400	489,584
1.25%, 06/18/31 (Call 03/18/26)(a)(b)	EUR	300	348,125
1.50%, 12/03/26 (Call 12/03/25)(a)(b)	GBP	100	135,020
2.63%, 03/21/24	EUR	200	246,461
2.75%, 07/14/28 (Call 07/14/23)(a)(b)	EUR	300	359,906
4.00%, 02/03/25	EUR	300	392,505
4.13%, 03/24/36	EUR	300	523,880
Cajamar Caja Rural SCC, 0.88%, 06/18/23(a)	EUR	200	235,089
Canal de Isabel II Gestion SA, 1.68%, 02/26/25(a)	EUR	200	242,157
Cedulas TDA 6 Fond de Titulizacion de Activos, 3.88%, 05/23/25	EUR	300	394,065
Criteria Caixa SA, 1.50%, 05/10/23(a)	EUR	300	355,012
Deutsche Bank SA Espanola, 1.13%, 01/20/23(a)	EUR	100	117,566
Enagas Financiaciones SA
0.75%, 10/27/26 (Call 07/27/26)(a)	EUR	100	118,792
1.38%, 05/05/28(a)	EUR	200	247,527
Enagas Financiaciones SAU, 1.00%, 03/25/23(a)	EUR	100	117,536
FCC Aqualia SA, 2.63%, 06/08/27 (Call 03/08/27)(a)	EUR	150	190,990
FCC Servicios Medio Ambiente Holding SA, 1.66%, 12/04/26 (Call 09/23/26)(a)	EUR	100	121,305
Ferrovial Emisiones SA
2.50%, 07/15/24(a)	EUR	100	123,197
Series ., 1.38%, 03/31/25(a)	EUR	200	240,587
Iberdrola Finanzas SA
1.00%, 03/07/24 (Call 12/07/23)(a)	EUR	300	355,532
1.00%, 03/07/25 (Call 12/07/24)(a)	EUR	500	596,271
1.62%, 11/29/29(a)	EUR	200	253,555
7.38%, 01/29/24	GBP	200	310,828
Iberdrola International BV
1.13%, 01/27/23(a)	EUR	200	235,288
2.63%, (Call 03/26/24)(a)(b)(d)	EUR	200	242,499
3.25%, (Call 11/12/24)(a)(b)(d)	EUR	400	498,236
Series NC8, 2.25%, (Call 01/28/29)(a)(b)(d)	EUR	300	352,560
Inmobiliaria Colonial Socimi SA
1.35%, 10/14/28 (Call 07/14/28)(a)	EUR	100	119,930
2.00%, 04/17/26 (Call 01/17/26)(a)	EUR	300	369,013
Liberbank SA, 0.25%, 09/25/29(a)	EUR	300	345,208
Mapfre SA
1.63%, 05/19/26(a)	EUR	200	247,377
4.38%, 03/31/47 (Call 03/31/27)(a)(b)	EUR	300	399,045
Merlin Properties Socimi SA
1.75%, 05/26/25 (Call 02/26/25)(a)	EUR	105	127,029
1.88%, 12/04/34 (Call 09/04/34)(a)	EUR	100	114,504
2.23%, 04/25/23 (Call 01/25/23)(a)	EUR	100	118,722
Merlin Properties SOCIMI SA, 1.88%, 11/02/26 (Call 08/02/26)(a)	EUR	325	397,438

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Spain (continued)
Naturgy Finance BV
1.25%, 04/19/26 (Call 01/19/26)(a)	EUR	500	$602,675
1.50%, 01/29/28 (Call 10/29/27)(a)	EUR	300	369,016
NorteGas Energia Distribucion SAU, 2.07%, 09/28/27 (Call 06/28/27)(a)	EUR	100	123,684
Programa Cedulas TDA Fondo de Titulizacion de Activos
4.25%, 03/28/27	EUR	200	282,057
Series A6, 4.25%, 04/10/31	EUR	300	472,394
Red Electrica Corp SA, 0.88%, 04/14/25 (Call 01/14/25)(a)	EUR	300	356,236
Red Electrica Financiaciones SAU, 1.00%, 04/21/26(a)	EUR	200	240,117
Repsol International Finance BV
0.13%, 10/05/24 (Call 07/05/24)(a)	EUR	200	231,803
0.25%, 08/02/27 (Call 05/02/27)(a)	EUR	300	344,820
Santander Consumer Finance SA, 0.38%, 06/27/24(a)	EUR	500	583,266
Telefonica Emisiones SA
1.20%, 08/21/27 (Call 05/21/27)(a)	EUR	500	603,871
1.53%, 01/17/25(a)	EUR	200	242,439
1.79%, 03/12/29 (Call 12/12/28)(a)	EUR	200	251,250
1.81%, 05/21/32 (Call 11/21/31)(a)	EUR	400	501,722
1.96%, 07/01/39 (Call 01/01/39)(a)	EUR	125	160,222
2.32%, 10/17/28(a)	EUR	100	129,715
Telefonica Emisiones SAU
1.46%, 04/13/26(a)	EUR	200	243,810
1.72%, 01/12/28(a)	EUR	400	497,889
5.29%, 12/09/22(a)	GBP	300	430,646

			31,812,963

Supranational — 0.4%
African Development Bank SR
0.50%, 06/22/26	GBP	300	400,042
1.10%, 12/16/26	AUD	500	361,208
Asian Development Bank
0.80%, 11/06/25	AUD	500	363,747
2.65%, 01/11/23	AUD	500	385,178
Asian Development Bank SR, 0.10%, 06/17/31	EUR	670	763,011
Council of Europe
0.00%, 01/20/31(a)(c)	EUR	700	797,717
0.38%, 12/15/25(a)	GBP	300	399,685
Council of Europe Development Bank, 0.38%, 03/27/25(a)	EUR	500	588,884
European Financial Stability Facility, 0.50%, 07/11/25(a)	EUR	1,000	1,186,102
European Investment Bank
0.38%, 07/16/25	EUR	1,400	1,654,506
1.38%, 03/07/25(a)	GBP	800	1,108,099
European Union
0.00%, 07/06/26(a)(c)	EUR	2,000	2,335,027
0.00%, 10/04/28(a)(c)	EUR	1,500	1,739,982
0.40%, 02/04/37(a)	EUR	1,000	1,172,230
1.38%, 10/04/29(a)	EUR	350	448,200
Inter-American Development Bank, 1.25%, 12/15/23	GBP	200	275,632
International Bank For Reconstrction & Development, 0.10%, 09/17/35	EUR	400	445,781
International Bank for Reconstruction & Development, 0.00%, 04/24/28(c)	EUR	300	346,221

Security		Par (000)	Value

Supranational (continued)
International Development Association., 0.00%, 07/15/31(a)(c)	EUR	500	$562,562

			15,333,814

Sweden — 0.8%
Akelius Residential Property AB, 2.38%, 08/15/25 (Call 05/15/25)(a)	GBP	100	140,786
Akelius Residential Property Financing BV
0.75%, 02/22/30 (Call 11/22/29)(a)	EUR	100	110,489
1.00%, 01/17/28 (Call 10/17/27)(a)	EUR	100	115,362
Atlas Copco AB, 0.63%, 08/30/26 (Call 05/30/26)(a)	EUR	100	118,295
Balder Finland Oyj, 1.00%, 01/20/29 (Call 10/20/28)(a)	EUR	100	112,216
Danske Hypotek AB, Series 2512, 1.00%, 12/17/25(a)	SEK	6,000	708,884
Essity AB, 0.25%, 02/08/31 (Call 11/08/30)(a)	EUR	100	110,484
Fastighets AB Balder
1.13%, 01/29/27 (Call 10/29/26)(a)	EUR	150	174,631
1.25%, 01/28/28 (Call 10/28/27)(a)	EUR	100	115,452
H&M Finance BV, 0.25%, 08/25/29 (Call 05/25/29)(a)	EUR	150	168,111
Heimstaden Bostad Treasury BV, 1.38%, 03/03/27 (Call 12/03/26)	EUR	100	118,043
Hemso Treasury Oyj, 0.00%, 01/19/28 (Call 10/19/27)(a)(c)	EUR	117	130,917
Investor AB
1.50%, 09/12/30 (Call 06/12/30)(a)	EUR	200	250,406
1.50%, 06/20/39 (Call 03/20/39)(a)	EUR	200	255,686
Lansforsakringar Hypotek AB
0.25%, 04/12/23(a)	EUR	550	641,617
0.63%, 03/27/25(a)	EUR	200	236,520
Series 516, 1.25%, 09/20/23(a)	SEK	2,500	297,281
Series 519, 1.50%, 09/16/26(a)	SEK	6,000	721,796
Molnlycke Holding AB, 1.75%, 02/28/24(a)	EUR	300	360,516
Nordea Hypotek AB
1.00%, 09/17/25(a)	SEK	10,000	1,182,988
Series 5533, 1.25%, 09/20/23(a)	SEK	8,000	951,327
Sagax Euro Mtn NL BV, 0.75%, 01/26/28 (Call 10/26/27)(a)	EUR	300	339,860
Samhallsbyggnadsbolaget, 1.00%, 08/12/27 (Call 05/12/27)(a)	EUR	300	346,880
SBAB Bank AB, 0.50%, 05/13/25(a)	EUR	300	352,803
Securitas AB, 1.25%, 03/15/22(a)	EUR	200	232,518
Skandinaviska Enskilda, 0.38%, 06/21/28(a)	EUR	400	457,517
Skandinaviska Enskilda Banken AB
0.38%, 02/09/26(a)	EUR	300	352,491
0.63%, 01/30/23(a)	EUR	700	819,736
0.63%, 11/12/29(a)	EUR	200	232,046
1.25%, 08/05/22(a)	GBP	200	274,909
Series 576, 1.00%, 12/20/23(a)	SEK	4,000	473,978
Series 579, 1.00%, 12/18/24(a)	SEK	8,000	948,905
Series 580, 1.00%, 12/17/25(a)	SEK	4,000	472,571
SKF AB, 0.25%, 02/15/31 (Call 11/15/30)(a)	EUR	100	109,869
Stadshypotek AB
0.13%, 10/05/26(a)	EUR	200	232,324
0.38%, 02/22/23(a)	EUR	200	233,556
0.38%, 02/21/24(a)	EUR	150	175,772
0.38%, 12/06/24(a)	EUR	200	234,643
0.38%, 03/13/26(a)	EUR	600	705,100
0.50%, 07/11/25(a)	EUR	300	353,913
1.50%, 03/01/24(a)	SEK	16,000	1,918,454

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Sweden (continued)
Series 1587, 1.50%, 06/01/23(a)	SEK	5,000	$595,523
Series 1589, 1.50%, 12/03/24(a)	SEK	6,000	722,243
Series 1590, 1.00%, 09/03/25(a)	SEK	2,000	236,567
Series 1594, 2.00%, 09/01/28(a)	SEK	4,000	494,830
Svenska Handelsbanken AB
0.50%, 03/21/23(a)	EUR	700	818,676
1.00%, 04/15/25(a)	EUR	400	478,431
1.63%, 03/05/29 (Call 03/05/24)(a)(b)	EUR	100	119,519
Sveriges Sakerstallda Obligationer AB
0.25%, 04/19/23(a)	EUR	400	466,571
0.38%, 06/05/29(a)	EUR	300	351,416
0.50%, 01/29/25(a)	EUR	200	235,595
0.88%, 03/29/27(a)	EUR	300	361,754
Series 145, 1.00%, 06/12/24(a)	SEK	10,000	1,186,446
Swedbank AB
0.25%, 11/07/22(a)	EUR	500	581,953
0.30%, 05/20/27 (Call 05/20/26)(a)(b)	EUR	200	229,593
1.38%, 12/08/27 (Call 12/08/26)(a)(b)	GBP	100	134,418
Swedbank Hypotek AB
0.38%, 03/11/22(a)	EUR	100	115,987
0.45%, 08/23/23(a)	EUR	500	586,028
0.50%, 02/05/26(a)	EUR	300	354,166
1.00%, 06/18/25(a)	SEK	8,600	1,017,470
Series 191, 1.00%, 06/15/22(a)	SEK	9,000	1,055,519
Series 194, 1.00%, 09/18/24(a)	SEK	7,000	830,520
Tele2 AB, 2.13%, 05/15/28 (Call 02/15/28)(a)	EUR	125	157,170
Telia Co. AB
2.13%, 02/20/34 (Call 11/20/33)(a)	EUR	400	522,318
3.00%, 04/04/78 (Call 04/04/23)(a)(b)	EUR	300	358,504
Vattenfall AB
0.13%, 02/12/29 (Call 11/12/28)(a)	EUR	300	337,520
6.88%, 04/15/39(a)	GBP	310	728,998
Volvo Treasury AB, 4.85%, 03/10/78 (Call 03/10/23)(a)(b)	EUR	250	305,617

			29,673,004

Switzerland — 0.8%
ABB Finance BV, 0.75%, 05/16/24 (Call 02/16/24)(a)	EUR	300	353,552
Adecco International Financial Services BV, 1.25%, 11/20/29 (Call 08/20/29)(a)	EUR	125	151,930
Argentum Netherlands BV for Givaudan SA
1.13%, 09/17/25 (Call 06/17/25)(a)	EUR	300	359,319
2.00%, 09/17/30 (Call 06/17/30)(a)	EUR	100	129,081
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 3.50%, 10/01/46 (Call 10/01/26)(a)(b)	EUR	200	260,370
Coca-Cola HBC Finance BV, 0.63%, 11/21/29 (Call 08/21/29)(a)	EUR	300	346,900
Credit Suisse Group AG
0.63%, 01/18/33(a)	EUR	300	320,242
0.65%, 01/14/28 (Call 01/14/27)(a)(b)	EUR	200	228,338
1.00%, 04/14/23(a)	CHF	200	221,645
1.00%, 06/24/27 (Call 06/24/26)(a)(b)	EUR	880	1,030,769
1.25%, 07/17/25 (Call 07/17/24)(a)(b)	EUR	383	453,179
2.13%, 09/12/25 (Call 09/12/24)(a)(b)	GBP	300	413,887
Credit Suisse Schweiz AG, 0.00%, 10/31/30(a)(c)	CHF	460	487,602
ELM BV for Swiss Life Insurance & Pension Group, 4.50%, (Call 05/19/27)(a)(b)(d)	EUR	200	269,667
Firmenich Productions Participations SAS, 1.75%, 04/30/30 (Call 01/30/30)(a)	EUR	200	250,704

Security		Par (000)	Value

Switzerland (continued)
Glencore Finance Europe Ltd.
1.75%, 03/17/25 (Call 12/17/24)(a)	EUR	560	$674,005
1.88%, 09/13/23 (Call 06/13/23)(a)	EUR	364	433,147
Helvetia Europe SA, 2.75%, 09/30/41 (Call 06/30/31)(a)(b)	EUR	100	124,780
Holcim Finance Luxembourg SA
0.50%, 04/23/31 (Call 01/23/31)(a)	EUR	250	275,093
1.38%, 05/26/23 (Call 02/26/23)(a)	EUR	470	554,659
2.25%, 05/26/28 (Call 02/26/28)(a)	EUR	300	383,190
Holcim Ltd., 3.00%, 11/22/22(a)	CHF	100	112,901
Lunar Funding V for Swisscom AG, 1.13%, 10/12/26(a)	EUR	610	737,195
Nestle Finance International Ltd.
0.00%, 06/14/26 (Call 05/14/26)(a)(c)	EUR	150	172,724
0.00%, 03/03/33 (Call 12/03/32)(a)(c)	EUR	100	106,861
0.25%, 06/14/29 (Call 03/14/29)(a)	EUR	100	115,017
0.63%, 02/14/34 (Call 11/14/33)(a)	EUR	75	85,419
0.75%, 11/08/21(a)	EUR	100	115,623
0.75%, 05/16/23 (Call 02/16/23)(a)	EUR	302	354,052
0.88%, 06/14/41 (Call 12/14/40)(a)	EUR	75	86,618
1.13%, 04/01/26 (Call 02/01/26)(a)	EUR	798	963,815
Nestle Holdings Inc., 0.25%, 10/04/27(a)	CHF	900	990,580
Novartis Finance SA
0.63%, 09/20/28(a)	EUR	100	118,369
1.38%, 08/14/30 (Call 05/14/30)(a)	EUR	520	647,635
Pfandbriefbank schweizerischer Hypothekarinstitute AG
0.00%, 02/26/30(a)(c)	CHF	500	536,850
0.25%, 10/06/42(a)	CHF	400	432,534
Series 640, 0.38%, 09/23/43(a)	CHF	200	221,990
Series 670, 0.00%, 07/29/24(a)(c)	CHF	500	549,891
Series 675, 0.00%, 06/15/27(a)(c)	CHF	2,400	2,616,592
Series 682, 0.00%, 04/06/27(a)(c)	CHF	1,000	1,091,350
Series 691, 0.25%, 03/15/41(a)	CHF	200	216,361
Series 696, 0.13%, 11/19/32(a)	CHF	500	535,370
Series 700, 0.13%, 03/19/31(a)	CHF	300	323,621
Pfandbriefzentrale der schweizerischen Kantonalbanken AG
Series 472, 0.00%, 07/25/23(a)(c)	CHF	400	440,162
Series 482, 0.00%, 06/14/24(a)(c)	CHF	1,600	1,759,703
Series 483, 0.00%, 01/27/27(a)(c)	CHF	2,500	2,730,505
Series 515, 0.10%, 12/03/31(a)	CHF	500	535,998
Series 519, 0.13%, 04/23/32(a)	CHF	400	429,314
Series 526, 0.00%, 07/19/30(a)(c)	CHF	100	107,084
Series 528, 0.00%, 03/15/30(a)(c)	CHF	200	214,607
Richemont International Holding SA
1.13%, 05/26/32 (Call 02/26/32)(a)	EUR	300	362,968
1.50%, 03/26/30 (Call 12/26/29)(a)	EUR	510	637,096
Roche Finance Europe BV, 0.50%, 02/27/23 (Call 11/27/22)(a)	EUR	462	539,172
Roche Kapitalmarkt AG, Series 2024, 0.10%, 09/23/24 (Call 06/23/24)(a)	CHF	200	220,242
Sika Capital BV, 1.50%, 04/29/31 (Call 01/29/31)(a)	EUR	200	248,094
Swiss Re Finance Luxembourg SA, 2.53%, 04/30/50 (Call 04/30/30)(a)(b)	EUR	100	125,225
Swiss Re Finance UK PLC
1.38%, 05/27/23(a)	EUR	600	710,212
2.71%, 06/04/52 (Call 06/04/32)(a)(b)	EUR	100	124,720
Syngenta Finance NV, 3.38%, 04/16/26 (Call 01/16/26)(a)	EUR	200	250,676

90	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Switzerland (continued)
UBS AG/London
0.00%, 03/31/26(a)(c)	EUR	200	$228,971
0.50%, 03/31/31(a)	EUR	300	341,608
0.63%, 01/23/23 (Call 12/23/22)(a)	EUR	700	817,591
UBS Group AG
0.25%, 01/29/26 (Call 01/29/25)(a)(b)	EUR	570	658,637
0.25%, 11/05/28 (Call 11/05/27)(a)(b)	EUR	200	226,262
0.63%, 02/24/33(a)	EUR	200	222,863
Zuercher Kantonalbank, 0.05%, 02/05/31(a)	CHF	500	533,377
Zurich Finance Ireland Designated Activity Co., 1.63%, 06/17/39 (Call 03/17/39)(a)	EUR	300	381,241

			31,699,755

United Arab Emirates — 0.0%
DP World PLC, 4.25%, 09/25/30(a)	GBP	200	304,962
Emirates Telecommunications Group Co. PJSC, 2.75%, 06/18/26(a)	EUR	400	519,733
First Abu Dhabi Bank PJSC
0.13%, 02/16/26(a)	EUR	250	288,041
1.38%, 02/19/23(a)	GBP	200	274,416
MDGH-GMTN BV, 6.88%, 03/14/26(a)	GBP	100	167,971

			1,555,123

United Kingdom — 2.1%
3i Group PLC, 3.75%, 06/05/40 (Call 03/05/40)(a)	GBP	200	314,712
Affinity Sutton Capital Markets PLC, 4.25%, 10/08/42(a)	GBP	100	188,645
Affordable Housing Finance PLC
2.89%, 08/11/45(a)	GBP	100	174,430
3.80%, 05/20/44(a)	GBP	100	194,782
Amcor UK Finance PLC, 1.13%, 06/23/27 (Call 04/23/27)	EUR	200	238,853
Anglian Water Services Financing PLC, 4.50%, 02/22/26(a)	GBP	100	154,277
Anglo American Capital PLC, 1.63%, 09/18/25(a)	EUR	300	362,676
Annington Funding PLC
2.65%, 07/12/25 (Call 06/12/25)(a)	GBP	100	141,638
3.18%, 07/12/29 (Call 04/12/29)(a)	GBP	240	350,091
3.69%, 07/12/34 (Call 04/12/34)(a)	GBP	300	462,851
Aspire Defence Finance PLC, Series B, 4.67%, 03/31/40	GBP	127	223,158
Aster Treasury PLC, 4.50%, 12/18/43(a)	GBP	100	197,361
Aviva PLC
1.88%, 11/13/27(a)	EUR	266	337,511
3.88%, 07/03/44 (Call 07/03/24)(a)(b)	EUR	450	566,217
5.13%, 06/04/50 (Call 06/04/30)(a)(b)	GBP	200	318,303
6.13%, 07/05/43 (Call 07/05/23)(a)(b)	EUR	200	254,313
6.88%, 05/20/58 (Call 05/20/38)(a)(b)	GBP	50	106,325
Babcock International Group PLC, 1.38%, 09/13/27 (Call 06/13/27)(a)	EUR	225	262,795
Bank of Scotland PLC, 4.88%, 12/20/24	GBP	125	191,370
Barclays PLC
0.75%, 06/09/25 (Call 06/09/24)(a)(b)	EUR	885	1,037,311
1.13%, 03/22/31 (Call 03/22/26)(a)(b)	EUR	300	345,160
2.17%, 06/23/27 (Call 06/23/26)(a)(b)	CAD	200	158,521
2.38%, 10/06/23 (Call 10/06/22)(a)(b)	GBP	317	439,093
3.13%, 01/17/24(a)	GBP	200	282,748
3.25%, 02/12/27(a)	GBP	300	434,690
3.25%, 01/17/33	GBP	300	446,481
BAT International Finance PLC 0.88%, 10/13/23 (Call 07/13/23)(a)	EUR	200	234,439

Security		Par (000)	Value

United Kingdom (continued)
2.25%, 01/16/30 (Call 10/16/29)(a)	EUR	326	$393,521
2.38%, 01/19/23(a)	EUR	102	121,392
4.00%, 11/23/55 (Call 08/23/55)(a)	GBP	100	138,184
6.00%, 11/24/34(a)	GBP	200	344,826
7.25%, 03/12/24	GBP	250	386,492
BAT Netherlands Finance BV, 3.13%, 04/07/28 (Call 01/07/28)(a)	EUR	200	257,867
BG Energy Capital PLC
1.25%, 11/21/22 (Call 08/21/22)(a)	EUR	200	234,169
5.00%, 11/04/36(a)	GBP	100	186,562
5.13%, 12/01/25(a)	GBP	200	314,671
Blend Funding PLC, Series ETMN, 3.46%, 09/21/49(a)	GBP	100	173,636
BP Capital Markets PLC
1.08%, 06/26/25 (Call 03/26/25)(a)	EUR	153	182,597
1.10%, 11/15/34(a)	EUR	300	345,579
1.23%, 05/08/31(a)	EUR	600	715,587
1.57%, 02/16/27(a)	EUR	150	183,946
1.59%, 07/03/28(a)	EUR	200	246,177
1.95%, 03/03/25(a)	EUR	250	306,629
2.82%, 04/07/32(a)	EUR	190	259,579
3.25%, (Call 03/22/26)(a)(b)(d)	EUR	600	738,781
4.25%, (Call 03/22/27)(a)(b)(d)	GBP	200	288,173
Series MPLE, 3.47%, 05/15/25(a)	CAD	300	254,818
British Telecommunications PLC
1.13%, 03/10/23(a)	EUR	300	352,515
1.75%, 03/10/26(a)	EUR	490	591,494
2.13%, 09/26/28 (Call 06/26/28)(a)	EUR	200	246,297
3.13%, 11/21/31 (Call 08/21/31)(a)	GBP	300	423,761
6.38%, 06/23/37(a)	GBP	100	191,460
Broadgate Financing PLC, Series C2, 5.10%, 04/05/35(a)	GBP	112	180,012
BUPA Finance PLC
2.00%, 04/05/24(a)	GBP	200	278,798
4.13%, 06/14/35 (Call 03/14/35)(a)	GBP	100	153,508
Cadent Finance PLC
2.13%, 09/22/28(a)	GBP	250	346,486
3.13%, 03/21/40(a)	GBP	300	449,323
Catalyst Housing Ltd., 3.13%, 10/31/47(a)	GBP	100	165,332
CCEP Finance Ireland DAC
0.50%, 09/06/29 (Call 06/06/29)(a)	EUR	325	371,060
0.88%, 05/06/33 (Call 02/06/33)(a)	EUR	200	227,494
1.50%, 05/06/41 (Call 11/06/40)(a)	EUR	100	117,983
Centrica PLC, 7.00%, 09/19/33(a)	GBP	150	303,018
Channel Link Enterprises Finance PLC
Series A5, 3.04%, 06/30/50 (Call 06/20/29)(a)(b)	GBP	150	205,328
Series A7, 1.76%, 06/30/50 (Call 06/20/22)(a)(b)	EUR	285	329,727
Circle Anglia Social Housing PLC, 7.25%, 11/12/38(a)	GBP	50	120,248
Clarion Funding PLC
1.88%, 01/22/35(a)	GBP	400	542,362
2.63%, 01/18/29(a)	GBP	100	145,764
Clydesdale Bank PLC, 0.00%, 09/22/26(c)	EUR	400	459,538
CNH Industrial Finance Europe SA
1.75%, 09/12/25 (Call 06/12/25)(a)	EUR	100	121,455
1.75%, 03/25/27 (Call 12/25/26)(a)	EUR	200	244,383
Coca-Cola European Partners PLC
1.13%, 05/26/24 (Call 02/26/24)(a)	EUR	497	590,929
1.88%, 03/18/30 (Call 12/18/29)(a)	EUR	200	252,769

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
Compass Group Finance Netherlands BV, 0.63%, 07/03/24 (Call 04/03/24)(a)	EUR	275	$323,136
Coventry Building Society, 5.88%, 09/28/22(a)	GBP	200	286,142
CPUK Finance Ltd., 3.69%, 02/28/47 (Call 05/28/28)(a)	GBP	100	150,591
Diageo Finance PLC
2.38%, 05/20/26 (Call 02/20/26)(a)	EUR	400	509,343
2.50%, 03/27/32 (Call 12/27/31)(a)	EUR	200	272,169
DS Smith PLC, Series EMT7, 1.38%, 07/26/24 (Call 04/26/24)(a)	EUR	350	416,835
DWR Cymru Financing UK PLC, 1.38%, 03/31/33(a)	GBP	200	263,783
Eastern Power Networks PLC, 5.75%, 03/08/24(a)	GBP	50	75,579
easyJet FinCo. BV, 1.88%, 03/03/28 (Call 12/03/27)(a)	EUR	100	117,272
easyJet PLC, 1.13%, 10/18/23 (Call 07/18/23)(a)	EUR	200	235,163
Eversholt Funding PLC, 3.53%, 08/07/42(a)	GBP	200	309,914
Experian Finance PLC, 3.25%, 04/07/32(a)	GBP	100	152,311
Gatwick Funding Ltd.
2.50%, 04/15/32(a)	GBP	100	135,142
2.88%, 07/05/51(a)	GBP	100	136,844
3.13%, 09/28/39(a)	GBP	100	141,197
6.13%, 03/02/28(a)	GBP	100	160,010
GlaxoSmithKline Capital PLC
1.00%, 09/12/26 (Call 06/12/26)(a)	EUR	400	481,733
1.63%, 05/12/35(a)	GBP	200	262,165
3.38%, 12/20/27(a)	GBP	200	303,846
4.00%, 06/16/25	EUR	256	338,995
5.25%, 12/19/33	GBP	200	375,095
6.38%, 03/09/39	GBP	250	563,720
Global Switch Holdings Ltd., 2.25%, 05/31/27 (Call 02/28/27)(a)	EUR	210	262,526
Grainger PLC, 3.00%, 07/03/30 (Call 04/03/30)(a)	GBP	200	284,429
Great Rolling Stock Co. Ltd. (The), 6.88%, 07/27/35(a)	GBP	64	112,128
Greene King Finance PLC, 3.59%, 03/15/35(a)	GBP	145	207,748
Guinness Partnership Ltd. (The), 2.00%, 04/22/55(a)	GBP	200	284,453
Hammerson Ireland Finance DAC, 1.75%, 06/03/27 (Call 03/03/27)(a)	EUR	200	230,594
Hammerson PLC, 7.25%, 04/21/28(a)	GBP	25	42,253
Heathrow Funding Ltd.
1.50%, 02/11/30(a)	EUR	436	517,609
1.88%, 03/14/34(a)	EUR	100	119,207
2.75%, 08/09/49(a)	GBP	200	279,466
3.73%, 04/13/35 (Call 01/13/33)(a)	CAD	200	164,463
5.23%, 02/15/23(a)	GBP	310	445,064
6.45%, 12/10/31(a)	GBP	300	554,058
Series MPLE, 3.78%, 09/04/32 (Call 06/04/30)(a)	CAD	200	168,706
Hiscox Ltd., 6.13%, 11/24/45 (Call 11/24/25)(a)(b)	GBP	100	154,973
HSBC Bank Capital Funding Sterling 1 LP, 5.84%, (Call 11/05/31)(a)(b)(d)	GBP	200	378,656
HSBC Bank PLC
5.38%, 08/22/33(a)	GBP	200	356,603
6.50%, 07/07/23(a)	GBP	50	74,055
HSBC Holdings PLC
0.88%, 09/06/24(a)	EUR	337	398,298
1.50%, 12/04/24 (Call 12/04/23)(a)(b)	EUR	600	715,344
2.26%, 11/13/26 (Call 11/13/25)(a)(b)	GBP	440	609,978
3.00%, 07/22/28 (Call 07/22/27)(b)	GBP	220	314,467
3.13%, 06/07/28	EUR	550	728,875

Security		Par (000)	Value

United Kingdom (continued)
3.20%, 12/05/23(a)	CAD	200	$166,757
6.00%, 03/29/40(a)	GBP	150	285,870
6.50%, 05/20/24(a)	GBP	50	76,969
6.75%, 09/11/28(a)	GBP	400	690,636
Imperial Brands Finance Netherlands BV, 1.75%, 03/18/33 (Call 12/18/32)(a)	EUR	100	113,525
Imperial Brands Finance PLC
1.38%, 01/27/25 (Call 10/27/24)(a)	EUR	218	258,631
4.88%, 06/07/32 (Call 03/09/32)(a)	GBP	100	158,095
8.13%, 03/15/24(a)	GBP	150	235,120
Informa PLC, 1.50%, 07/05/23 (Call 06/05/23)(a)	EUR	300	354,849
InterContinental Hotels Group PLC, 3.75%, 08/14/25 (Call 05/14/25)(a)	GBP	200	291,241
ITV PLC, 1.38%, 09/26/26 (Call 06/26/26)(a)	EUR	100	119,286
Kennedy Wilson Europe Real Estate Ltd., 3.25%, 11/12/25 (Call 08/12/25)(a)	EUR	100	122,885
Land Securities Capital Markets PLC
2.38%, 03/29/29(a)	GBP	100	142,046
2.63%, 09/22/39(a)	GBP	340	503,644
Legal & General Group PLC
3.75%, 11/26/49 (Call 11/26/29)(a)(b)	GBP	100	143,397
5.13%, 11/14/48 (Call 11/14/28)(a)(b)	GBP	200	314,184
5.38%, 10/27/45 (Call 10/27/25)(a)(b)	GBP	100	153,487
5.50%, 06/27/64 (Call 06/27/44)(a)(b)	GBP	100	175,592
Lloyds Bank Corporate Markets PLC
0.38%, 01/28/25(a)	EUR	200	233,124
1.75%, 07/11/24(a)	GBP	220	304,345
2.38%, 04/09/26(a)	EUR	400	504,895
Lloyds Bank PLC
0.13%, 06/18/26(a)	EUR	200	231,729
0.63%, 03/26/25(a)	EUR	300	354,249
4.88%, 01/13/23(a)	EUR	500	614,345
5.13%, 03/07/25(a)	GBP	200	310,116
6.00%, 02/08/29(a)	GBP	200	363,087
7.50%, 04/15/24(a)	GBP	330	520,020
7.63%, 04/22/25(a)	GBP	248	407,878
9.63%, 04/06/23(a)	GBP	140	213,878
Lloyds Banking Group PLC
0.63%, 01/15/24 (Call 01/15/23)(a)(b)	EUR	570	664,620
0.75%, 11/09/21(a)	EUR	100	115,628
2.71%, 12/03/35 (Call 12/03/30)(a)(b)	GBP	150	205,086
4.00%, 03/07/25	AUD	250	199,250
4.50%, 03/18/30 (Call 03/18/25)(a)(b)	EUR	200	259,686
Logicor UK PLC, 1.88%, 11/17/26(a)	GBP	200	279,091
London & Quadrant Housing Trust
2.63%, 02/28/28 (Call 11/28/27)(a)	GBP	200	290,360
3.13%, 02/28/53 (Call 11/28/52)(a)	GBP	100	169,988
London & Quadrant Housing Trust Ltd., 5.50%, 01/27/40(a)	GBP	50	103,932
London Stock Exchange Group PLC
1.75%, 12/06/27 (Call 09/06/27)(a)	EUR	250	312,198
1.75%, 09/19/29 (Call 06/19/29)(a)	EUR	150	189,061
M&G PLC
5.56%, 07/20/55 (Call 07/20/35)(a)(b)	GBP	300	483,383
5.63%, 10/20/51 (Call 10/20/31)(a)(b)	GBP	235	376,106
Manchester Airport Group Funding PLC
2.88%, 09/30/44(a)	GBP	100	138,868
4.13%, 04/02/24(a)	GBP	300	435,983
Martlet Homes Ltd., 3.00%, 05/09/52(a)	GBP	100	166,736
Metropolitan Funding PLC, 4.13%, 04/05/48(a)	GBP	100	180,968

92	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
Mondi Finance PLC, 1.63%, 04/27/26 (Call 01/27/26)(a)	EUR	300	$366,047
Motability Operations Group PLC
0.38%, 01/03/26(a)	EUR	200	233,061
2.38%, 03/14/32(a)	GBP	200	288,044
3.63%, 03/10/36(a)	GBP	230	381,305
4.38%, 02/08/27(a)	GBP	100	157,627
National Grid Gas PLC, 1.38%, 02/07/31 (Call 11/07/30)(a)	GBP	350	448,280
National Westminster Bank PLC, 0.50%, 05/15/24(a)	EUR	350	410,778
Nationwide Building Society
0.50%, 02/23/24(a)	EUR	100	117,392
0.63%, 03/25/27(a)	EUR	150	178,494
2.00%, 07/25/29 (Call 07/25/24)(a)(b)	EUR	350	421,257
2.25%, 06/25/29(a)	EUR	300	400,148
3.25%, 01/20/28(a)	GBP	100	151,633
Natwest Group PLC
0.75%, 11/15/25 (Call 11/15/24)(a)(b)	EUR	400	468,471
2.11%, 11/28/31 (Call 08/26/26)(a)(b)	GBP	100	134,765
2.50%, 03/22/23(a)	EUR	310	371,286
3.13%, 03/28/27 (Call 03/28/26)(a)(b)	GBP	250	360,209
3.62%, 08/14/30 (Call 05/14/25)(a)(b)	GBP	100	143,223
NatWest Markets PLC, 0.13%, 06/18/26(a)	EUR	200	228,500
Network Rail Infrastructure Finance PLC
4.75%, 01/22/24(a)	GBP	150	222,650
4.75%, 11/29/35	GBP	50	97,812
NewRiver REIT PLC, 3.50%, 03/07/28 (Call 12/07/27)(a)	GBP	100	139,839
Next Group PLC, 3.00%, 08/26/25 (Call 05/26/25)(a)	GBP	330	475,323
NIE Finance PLC, 2.50%, 10/27/25 (Call 07/27/25)(a)	GBP	300	426,688
Northern Powergrid Northeast PLC, 1.88%, 06/16/62(a)	GBP	100	133,107
Northumbrian Water Finance PLC, 1.63%, 10/11/26(a)	GBP	410	565,898
Notting Hill Genesis
2.00%, 06/03/36(a)	GBP	100	136,354
3.75%, 12/20/32(a)	GBP	100	160,546
5.25%, 07/07/42(a)	GBP	150	311,334
Orbit Capital PLC, 3.50%, 03/24/45(a)	GBP	100	170,842
Paragon Treasury PLC, 2.00%, 05/07/36(a)	GBP	100	137,294
Peabody Capital No. 2 PLC, 3.25%, 09/14/48(a)	GBP	200	337,252
Pension Insurance Corp. PLC, 5.63%, 09/20/30(a)	GBP	100	163,486
Phoenix Group Holdings PLC, 5.63%, 04/28/31 (Call 01/28/31)(a)	GBP	100	162,075
Places for People Homes Ltd., 3.63%, 11/22/28(a)	GBP	100	153,321
Prs Finance PLC, 2.00%, 01/23/29(a)	GBP	200	287,147
Prudential PLC, 6.13%, 12/19/31(a)	GBP	200	364,689
Reckitt Benckiser Treasury Services Nederland BV, 0.75%, 05/19/30 (Call 02/19/30)(a)	EUR	200	235,036
RELX Capital Inc., 1.30%, 05/12/25 (Call 02/12/25)	EUR	350	420,456
RELX Finance BV, 0.00%, 03/18/24 (Call 02/18/24)(a)(c)	EUR	300	347,428
Rentokil Initial PLC, 0.88%, 05/30/26 (Call 02/28/26)(a)	EUR	100	118,204
RL Finance Bonds No. 2 PLC, 6.13%, 11/30/43 (Call 11/30/23)(a)(b)	GBP	100	148,334

Security		Par (000)	Value

United Kingdom (continued)
RL Finance Bonds No. 4 PLC, 4.88%, 10/07/49 (Call 04/07/39)(a)(b)	GBP	200	$312,500
Rothesay Life PLC, 3.38%, 07/12/26(a)	GBP	100	144,004
Royal Mail PLC, 2.38%, 07/29/24 (Call 04/29/24)(a)	EUR	250	306,195
Sanctuary Capital PLC
2.38%, 04/14/50(a)	GBP	100	148,797
6.70%, 03/23/39	GBP	50	116,655
Santander UK Group Holdings PLC
1.13%, 09/08/23(a)	EUR	400	472,836
2.92%, 05/08/26 (Call 05/08/25)(a)(b)	GBP	200	283,969
Santander UK PLC
0.05%, 01/12/27(a)	EUR	100	115,169
0.10%, 05/12/24	EUR	200	232,425
1.25%, 09/18/24(a)	EUR	240	287,800
5.25%, 02/16/29(a)	GBP	150	261,918
Scottish Hydro Electric Transmission PLC, 2.13%, 03/24/36 (Call 12/24/35)(a)	GBP	200	272,024
Scottish Widows Ltd., 5.50%, 06/16/23(a)	GBP	310	450,525
Segro PLC, 2.38%, 10/11/29(a)	GBP	100	144,769
Severn Trent Utilities Finance PLC
2.75%, 12/05/31(a)	GBP	100	148,189
3.63%, 01/16/26(a)	GBP	100	149,442
Skipton Building Society Covered, 0.50%, 10/02/23(a)	EUR	200	234,287
Sky Ltd.
2.25%, 11/17/25(a)	EUR	200	250,498
6.00%, 05/21/27	GBP	200	338,385
Smiths Group PLC, 2.00%, 02/23/27 (Call 11/23/26)(a)	EUR	100	123,966
South Eastern Power Networks PLC, 5.63%, 09/30/30(a)	GBP	300	537,631
Southern Electric Power Distribution PLC, 5.50%, 06/07/32(a)	GBP	150	270,324
Southern Gas Networks PLC, 3.10%, 09/15/36 (Call 06/15/36)(a)	GBP	400	596,168
Southern Water Services Finance Ltd.
3.00%, 05/28/37(a)	GBP	100	149,424
5.13%, 09/30/56	GBP	50	124,937
6.19%, 03/31/29(a)	GBP	25	44,676
Series A4, 6.64%, 03/31/26(a)	GBP	240	396,964
SP Transmission PLC, 2.00%, 11/13/31 (Call 08/13/31)(a)	GBP	223	308,993
SSE PLC
0.88%, 09/06/25 (Call 06/06/25)(a)	EUR	530	626,355
8.38%, 11/20/28(a)	GBP	180	347,811
Stagecoach Group PLC, 4.00%, 09/29/25 (Call 06/29/25)(a)	GBP	100	146,859
Standard Chartered PLC
1.20%, 09/23/31 (Call 09/23/26)(a)(b)	EUR	200	228,980
1.63%, 10/03/27 (Call 10/03/26)(a)(b)	EUR	150	182,252
3.13%, 11/19/24(a)	EUR	390	487,953
3.63%, 11/23/22(a)	EUR	200	239,817
4.38%, 01/18/38(a)	GBP	100	182,543
Stellantis NV, 3.75%, 03/29/24(a)	EUR	100	125,538
Student Finance PLC, 2.67%, 09/30/24(a)	GBP	100	137,802
Swan Housing Capital PLC, 3.63%, 03/05/48(a)	GBP	200	305,020
Tesco Corporate Treasury Services PLC, 0.88%, 05/29/26 (Call 02/28/26)(a)	EUR	200	235,611
Tesco Personal Finance Group PLC, 3.50%, 07/25/25 (Call 07/25/24)(a)	GBP	100	141,559

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
Tesco Property Finance 3 PLC, 5.74%, 04/13/40(a)	GBP	282	$504,587
Tesco Property Finance 6 PLC, 5.41%, 07/13/44(a)	GBP	186	327,074
Thames Water Utilities Finance PLC
2.63%, 01/24/32(a)	GBP	210	298,966
3.50%, 02/25/28(a)	GBP	390	583,447
5.13%, 09/28/37(a)	GBP	160	300,462
THFC Funding No. 2 PLC, 6.35%, 07/08/41	GBP	250	553,815
UNITE USAF II PLC, 3.37%, 06/30/28(a)	GBP	200	283,142
United Utilities Water Finance PLC
1.75%, 02/10/38 (Call 11/10/37)(a)	GBP	200	265,644
2.00%, 02/14/25 (Call 11/14/24)(a)	GBP	250	350,411
2.63%, 02/12/31 (Call 11/12/30)(a)	GBP	200	293,111
University of Cambridge, 2.35%, 06/27/78(a)	GBP	100	196,098
University of Oxford, 2.54%, 12/08/2117(a)	GBP	100	183,159
University of Southampton, 2.25%, 04/11/57(a)	GBP	100	151,789
Virgin Money UK PLC, 3.13%, 06/22/25 (Call 06/22/24)(a)(b)	GBP	350	495,173
Vodafone Group PLC
0.38%, 12/03/24(a)	CHF	100	109,980
0.50%, 01/30/24(a)	EUR	230	269,677
1.13%, 11/20/25(a)	EUR	370	443,400
1.50%, 07/24/27(a)	EUR	220	270,472
1.60%, 07/29/31(a)	EUR	200	246,593
1.75%, 08/25/23(a)	EUR	400	479,555
2.50%, 05/24/39(a)	EUR	350	473,252
3.00%, 08/12/56(a)	GBP	200	297,769
4.20%, 12/13/27(a)	AUD	400	323,874
5.63%, 12/04/25	GBP	100	160,776
5.90%, 11/26/32(a)	GBP	50	94,643
Wales & West Utilities Finance PLC
1.88%, 05/28/41(a)	GBP	200	258,360
3.00%, 08/03/38(a)	GBP	100	153,235
Wellcome Trust Ltd. (The)
1.13%, 01/21/27 (Call 10/21/26)(a)	EUR	100	121,733
2.52%, 02/07/2118(a)	GBP	150	268,621
Western Power Distribution South West PLC, 2.38%, 05/16/29(a)	GBP	100	141,713
Western Power Distribution West Midlands PLC
3.88%, 10/17/24 (Call 07/17/24)(a)	GBP	270	394,044
5.75%, 04/16/32(a)	GBP	100	183,042
6.00%, 05/09/25(a)	GBP	150	236,818
WHG Treasury PLC, 4.25%, 10/06/45(a)	GBP	100	190,820
Whitbread Group PLC, 3.38%, 10/16/25 (Call 07/16/25)(a)	GBP	100	142,348
Wm Morrison Supermarkets PLC, 4.75%, 07/04/29(a)	GBP	100	137,639
WPP Finance 2013, 3.00%, 11/20/23(a)	EUR	100	123,028
WPP Finance SA
2.25%, 09/22/26(a)	EUR	207	263,006
3.75%, 05/19/32(a)	GBP	100	154,367
Yorkshire Building Society, 0.75%, 11/10/22(a)	EUR	400	467,935
Yorkshire Water Finance PLC, 3.63%, 08/01/29	GBP	200	310,067

			81,343,593

United States — 2.4%
3M Co., 0.38%, 02/15/22 (Call 11/29/21)	EUR	280	323,858
Abbott Ireland Financing DAC, 1.50%, 09/27/26 (Call 06/27/26)(a)	EUR	400	490,320
AbbVie Inc.
0.75%, 11/18/27 (Call 08/18/27)	EUR	300	351,922
1.25%, 06/01/24 (Call 03/01/24)	EUR	100	119,024

Security		Par (000)	Value

United States (continued)
1.38%, 05/17/24 (Call 02/17/24)	EUR	200	$238,504
1.50%, 11/15/23 (Call 10/15/23)	EUR	270	322,020
Albemarle New Holding GmbH, 1.63%, 11/25/28 (Call 08/25/28)(a)	EUR	200	245,248
Altria Group Inc., 2.20%, 06/15/27 (Call 04/15/27)	EUR	350	430,701
American Honda Finance Corp., 1.38%, 11/10/22	EUR	200	235,362
American International Group Inc., 1.88%, 06/21/27 (Call 03/21/27)	EUR	150	184,525
American Tower Corp., 1.95%, 05/22/26 (Call 02/22/26)	EUR	225	276,705
Amgen Inc.
0.41%, 03/08/23 (Call 01/08/23)(a)	CHF	100	110,165
4.00%, 09/13/29(a)	GBP	200	318,174
Apple Inc.
0.38%, 11/25/24(a)	CHF	400	444,085
0.50%, 11/15/31 (Call 08/15/31)	EUR	300	347,064
0.75%, 02/25/30(a)	CHF	150	170,398
0.88%, 05/24/25 (Call 02/24/25)	EUR	540	643,417
2.51%, 08/19/24 (Call 06/19/24)	CAD	200	165,567
3.05%, 07/31/29	GBP	200	308,211
3.35%, 01/10/24(a)	AUD	150	117,734
Archer-Daniels-Midland Co., 1.00%, 09/12/25 (Call 06/12/25)	EUR	150	179,372
AT&T Inc.
0.25%, 03/04/26 (Call 02/04/26)	EUR	800	922,719
1.30%, 09/05/23 (Call 06/05/23)	EUR	640	756,982
1.60%, 05/19/28 (Call 02/19/28)	EUR	550	673,840
2.60%, 12/17/29 (Call 09/17/29)	EUR	155	203,713
3.15%, 09/04/36 (Call 06/04/36)	EUR	400	559,587
3.55%, 12/17/32 (Call 09/17/32)	EUR	200	286,385
4.38%, 09/14/29	GBP	200	320,066
4.60%, 09/19/28(a)	AUD	100	83,336
4.88%, 06/01/44	GBP	200	377,430
5.50%, 03/15/27(a)	GBP	150	244,379
7.00%, 04/30/40	GBP	250	559,357
Series MPLE, 2.85%, 05/25/24 (Call 03/25/24)	CAD	200	165,753
Series MPLE, 4.00%, 11/25/25 (Call 09/25/25)	CAD	150	129,582
Series MPLE, 4.85%, 05/25/47 (Call 11/25/46)	CAD	150	131,124
Athene Global Funding, 0.63%, 01/12/28(a)	EUR	100	114,259
Bank of America Corp.
1.10%, 05/24/32 (Call 05/24/31)(a)(b)	EUR	300	349,210
1.38%, 02/07/25 (Call 02/07/24)(a)(b)	EUR	700	833,719
1.66%, 04/25/28 (Call 04/25/27)(a)(b)	EUR	500	611,351
1.67%, 06/02/29 (Call 06/02/28)(a)(b)	GBP	100	134,633
2.30%, 07/25/25(a)	GBP	400	565,529
2.93%, 04/25/25 (Call 04/25/24)(b)	CAD	200	166,218
3.65%, 03/31/29 (Call 03/31/28)(a)(b)	EUR	550	751,090
Series MPLE, 1.98%, 09/15/27 (Call 09/15/26)(b)	CAD	150	119,085
Series MPLE, 2.60%, 04/04/29 (Call 04/04/28)(b)	CAD	100	80,789
Series MPLE, 3.41%, 09/20/25 (Call 09/20/24)(b)	CAD	200	168,500
Baxter International Inc.
0.40%, 05/15/24 (Call 04/15/24)	EUR	320	373,168
1.30%, 05/15/29 (Call 02/15/29)	EUR	250	301,678
Becton Dickinson and Co., 0.00%, 08/13/23	EUR	125	144,725
Becton Dickinson Euro Co., 0.33%, 08/13/28 (Call 05/13/28)	EUR	125	141,626
Becton Dickinson Euro Finance Sarl, 1.21%, 06/04/26 (Call 03/04/26)	EUR	200	239,384

94	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Berkshire Hathaway Finance Corp.
2.38%, 06/19/39 (Call 03/19/39)	GBP	250	$364,171
2.63%, 06/19/59 (Call 12/19/58)	GBP	100	159,833
Berkshire Hathaway Inc.
0.00%, 03/12/25 (Call 02/12/25)(c)	EUR	300	345,836
0.75%, 03/16/23 (Call 12/16/22)	EUR	530	619,585
1.13%, 03/16/27 (Call 12/16/26)	EUR	440	530,410
Blackstone Holdings Finance Co. LLC, 1.50%, 04/10/29 (Call 01/10/29)(a)	EUR	100	122,450
Booking Holdings Inc.
1.80%, 03/03/27 (Call 12/03/26)	EUR	330	408,832
2.15%, 11/25/22 (Call 08/25/22)	EUR	383	451,607
Celanese U.S. Holdings LLC, 1.13%, 09/26/23 (Call 06/26/23)	EUR	281	331,596
Chubb INA Holdings Inc.
1.40%, 06/15/31 (Call 03/15/31)	EUR	100	121,490
2.50%, 03/15/38 (Call 09/15/37)	EUR	100	137,499
Citigroup Inc.
0.75%, 10/26/23 (Call 07/26/23)(a)	EUR	650	763,565
1.25%, 04/10/29 (Call 03/10/29)(a)	EUR	200	239,710
1.50%, 10/26/28 (Call 07/26/28)(a)	EUR	500	613,061
1.75%, 01/28/25	EUR	400	486,560
5.15%, 05/21/26(a)	GBP	450	711,138
7.38%, 09/01/39(a)	GBP	100	246,089
Coca-Cola Co. (The)
0.25%, 12/22/22(a)	CHF	50	55,078
1.00%, 03/09/41	EUR	300	340,121
1.63%, 03/09/35 (Call 12/09/34)	EUR	670	847,410
Colgate-Palmolive Co., 0.50%, 03/06/26 (Call 01/06/26)	EUR	360	423,484
Comcast Corp.
1.25%, 02/20/40 (Call 08/20/39)	EUR	300	353,264
1.88%, 02/20/36 (Call 11/20/35)	GBP	100	135,202
CyrusOne LP/CyrusOne Finance Corp., 1.45%, 01/22/27 (Call 11/22/26)	EUR	100	116,138
Danaher Corp., 2.50%, 03/30/30 (Call 12/30/29)	EUR	100	132,172
DH Europe Finance II Sarl
0.45%, 03/18/28 (Call 12/18/27)	EUR	275	316,225
0.75%, 09/18/31 (Call 06/18/31)	EUR	300	343,509
1.35%, 09/18/39 (Call 03/18/39)	EUR	200	234,728
DH Europe Finance Sarl
1.20%, 06/30/27 (Call 03/30/27)	EUR	300	361,289
2.50%, 07/08/25 (Call 04/08/25)	EUR	100	124,873
Digital Dutch Finco BV, 1.50%, 03/15/30 (Call 12/15/29)(a)	EUR	300	359,642
Digital Euro Finco LLC, 2.63%, 04/15/24 (Call 02/15/24)(a)	EUR	400	489,880
Digital Intrepid Holding BV, 0.63%, 07/15/31 (Call 04/15/31)(a)	EUR	200	218,701
Digital Stout Holding LLC, 4.25%, 01/17/25 (Call 10/19/24)(a)	GBP	200	297,290
Dover Corp., 0.75%, 11/04/27 (Call 08/04/27)	EUR	200	234,127
Dow Chemical Co. (The), 1.13%, 03/15/32 (Call 12/15/31)	EUR	300	347,469
Eaton Capital Unlimited Co., 0.70%, 05/14/25 (Call 02/14/25)(a)	EUR	275	324,102
Ecolab Inc., 1.00%, 01/15/24 (Call 10/15/23)	EUR	350	413,485
Eli Lilly & Co.
0.63%, 11/01/31 (Call 08/01/31)	EUR	400	464,976
1.63%, 06/02/26 (Call 03/02/26)	EUR	250	308,467

Security		Par (000)	Value

United States (continued)
Exxon Mobil Corp.
0.14%, 06/26/24 (Call 05/26/24)	EUR	350	$406,801
0.84%, 06/26/32 (Call 03/26/32)	EUR	100	113,061
1.41%, 06/26/39 (Call 12/26/38)	EUR	250	283,367
FedEx Corp.
1.30%, 08/05/31 (Call 05/05/31)	EUR	100	118,550
1.63%, 01/11/27 (Call 10/11/26)	EUR	240	294,153
Fidelity National Information Services Inc.
1.00%, 12/03/28 (Call 09/03/28)	EUR	350	411,345
1.10%, 07/15/24 (Call 04/15/24)	EUR	400	474,288
1.50%, 05/21/27 (Call 02/21/27)	EUR	350	424,179
2.25%, 12/03/29 (Call 09/03/29)	GBP	100	140,014
3.36%, 05/21/31 (Call 02/21/31)	GBP	150	227,314
Fiserv Inc.
1.63%, 07/01/30 (Call 04/01/30)	EUR	150	183,535
3.00%, 07/01/31 (Call 04/01/31)	GBP	100	147,565
Fresenius Medical Care AG & Co. KGaA
1.25%, 11/29/29 (Call 08/29/29)(a)	EUR	100	119,514
1.50%, 07/11/25 (Call 04/11/25)(a)	EUR	238	287,534
GE Capital European Funding Unlimited Co.
2.63%, 03/15/23(a)	EUR	170	204,347
4.63%, 02/22/27	EUR	150	210,556
GE Capital UK Funding Un Ltd. Co., 4.13%, 09/13/23(a)	GBP	300	432,588
GE Capital UK Funding Unlimited Co., 6.25%, 05/05/38	GBP	190	392,681
General Electric Co.
0.88%, 05/17/25 (Call 02/17/25)	EUR	430	507,066
1.50%, 05/17/29 (Call 02/17/29)	EUR	250	303,014
2.13%, 05/17/37 (Call 02/17/37)	EUR	100	125,901
4.13%, 09/19/35(a)	EUR	200	307,325
5.25%, 12/07/28	GBP	200	333,297
General Motors Financial Co. Inc.
2.20%, 04/01/24 (Call 03/01/24)(a)	EUR	509	617,089
2.35%, 09/03/25 (Call 07/07/25)(a)	GBP	200	278,957
General Motors Financial of Canada Ltd., Series 5, 3.25%, 11/07/23	CAD	200	166,191
Goldman Sachs Group Inc. (The)
0.25%, 01/26/28 (Call 10/26/27)(a)	EUR	200	223,899
0.50%, 12/04/24(a)	CHF	250	275,942
0.88%, 01/21/30(a)	EUR	400	463,926
1.00%, 03/18/33 (Call 12/18/32)(a)	EUR	300	340,367
1.63%, 07/27/26(a)	EUR	455	555,272
1.88%, 12/16/30 (Call 09/16/30)(a)	GBP	100	134,226
2.00%, 07/27/23(a)	EUR	720	863,224
2.00%, 03/22/28(a)	EUR	300	373,944
2.88%, 06/03/26(a)	EUR	263	339,341
3.13%, 07/25/29(a)	GBP	200	296,710
7.25%, 04/10/28	GBP	195	353,375
Harley-Davidson Financial Services Inc., 0.90%, 11/19/24 (Call 08/19/24)(a)	EUR	200	235,313
Honeywell International Inc., 0.75%, 03/10/32 (Call 12/10/31)	EUR	200	230,291
Illinois Tool Works Inc., 2.13%, 05/22/30 (Call 02/22/30)	EUR	260	338,406
International Business Machines Corp.
0.30%, 11/02/26	JPY	100,000	866,997
0.30%, 02/11/28	EUR	730	836,580
0.38%, 01/31/23	EUR	350	407,991
0.65%, 02/11/32	EUR	100	113,961

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
1.13%, 09/06/24	EUR	810	$966,951
1.75%, 01/31/31	EUR	255	322,472
International Flavors & Fragrances Inc., 1.80%, 09/25/26 (Call 06/25/26)	EUR	200	245,396
John Deere Canada Funding Inc., 3.02%, 07/13/23	CAD	200	166,159
John Deere Cash Management SA
0.50%, 09/15/23(a)	EUR	330	387,542
2.20%, 04/02/32(a)	EUR	250	335,124
John Deere Financial Inc., 2.58%, 10/16/26	CAD	200	164,594
Johnson & Johnson
0.65%, 05/20/24 (Call 02/20/24)	EUR	200	236,134
1.65%, 05/20/35 (Call 02/20/35)	EUR	200	260,622
Johnson Controls International PLC, 1.00%, 09/15/23 (Call 06/15/23)	EUR	200	235,741
JPMorgan Chase & Co.
0.50%, 12/04/23(a)	CHF	50	55,389
0.60%, 02/17/33 (Call 02/17/32)(a)(b)	EUR	200	222,105
1.05%, 11/04/32 (Call 11/04/31)(a)(b)	EUR	450	522,765
1.09%, 03/11/27 (Call 03/11/26)(a)(b)	EUR	800	950,047
1.50%, 10/26/22(a)	EUR	560	659,699
1.50%, 01/27/25(a)	EUR	520	629,439
1.81%, 06/12/29 (Call 06/12/28)(a)(b)	EUR	200	247,648
1.90%, 04/28/33 (Call 04/28/32)(a)(b)	GBP	100	134,982
3.50%, 12/18/26(a)	GBP	100	150,647
Series MPLE, 1.90%, 03/05/28 (Call 03/05/27)(b)	CAD	200	157,552
Kellogg Co., 0.80%, 11/17/22	EUR	200	233,866
Kinder Morgan Inc., 2.25%, 03/16/27	EUR	100	126,263
Liberty Mutual Finance Europe DAC, 1.75%, 03/27/24(a)	EUR	254	304,937
LYB International Finance II BV, 0.88%, 09/17/26 (Call 06/17/26)	EUR	200	236,099
Marsh & McLennan Companies Inc., 1.98%, 03/21/30 (Call 12/21/29)	EUR	200	253,226
Mastercard Inc., 1.10%, 12/01/22 (Call 09/01/22)	EUR	200	234,111
McDonald’s Corp.
0.17%, 10/04/24(a)	CHF	100	109,737
0.63%, 01/29/24(a)	EUR	500	587,664
0.90%, 06/15/26 (Call 04/15/26)(a)	EUR	300	356,937
1.75%, 05/03/28(a)	EUR	200	249,814
5.88%, 04/23/32(a)	GBP	25	46,805
McKesson Corp.
1.50%, 11/17/25 (Call 08/17/25)	EUR	250	303,100
3.13%, 02/17/29 (Call 11/17/28)	GBP	100	147,140
Medtronic Global Holdings SCA
0.38%, 03/07/23 (Call 02/07/23)	EUR	500	582,797
1.00%, 07/02/31 (Call 04/02/31)	EUR	300	355,043
1.13%, 03/07/27 (Call 12/07/26)	EUR	920	1,107,890
1.75%, 07/02/49 (Call 01/02/49)	EUR	400	495,230
Merck & Co. Inc.
0.50%, 11/02/24 (Call 08/02/24)	EUR	450	528,372
2.50%, 10/15/34 (Call 07/15/34)	EUR	100	141,687
Metropolitan Life Global Funding I
0.38%, 04/09/24(a)	EUR	100	117,000
1.95%, 03/20/28(a)	CAD	400	313,694
3.50%, 09/30/26(a)	GBP	400	603,361
Microsoft Corp., 2.63%, 05/02/33 (Call 02/02/33)	EUR	250	357,903
Mohawk Capital Finance SA, 1.75%, 06/12/27 (Call 04/12/27)	EUR	200	246,369
Molson Coors Internationa LP Co., 3.44%, 07/15/26 (Call 04/15/26)	CAD	200	167,849

Security		Par (000)	Value

United States (continued)
Mondelez International Holdings Netherlands BV, 0.88%, 10/01/31 (Call 07/01/31)(a)	EUR	150	$173,846
Mondelez International Inc.
0.63%, 12/30/21 (Call 11/30/21)(a)	CHF	50	54,698
1.38%, 03/17/41 (Call 12/17/40)	EUR	150	170,946
1.63%, 03/08/27 (Call 12/08/26)	EUR	181	222,430
Moody’s Corp., 0.95%, 02/25/30 (Call 11/25/29)	EUR	200	236,538
Morgan Stanley
0.50%, 02/07/31 (Call 02/07/30)(b)	EUR	400	445,388
1.00%, 12/02/22	EUR	580	680,195
1.34%, 10/23/26 (Call 10/23/25)(b)	EUR	830	996,813
1.75%, 03/11/24	EUR	470	566,400
Series MPLE, 3.00%, 02/07/24	CAD	200	166,311
Nasdaq Inc.
0.88%, 02/13/30 (Call 11/13/29)	EUR	100	116,003
1.75%, 03/28/29 (Call 12/28/28)	EUR	200	247,842
National Grid North America Inc., 0.75%, 08/08/23(a)	EUR	350	410,701
New York Life Global Funding
0.25%, 01/23/27(a)	EUR	100	115,452
1.25%, 12/17/26(a)	GBP	210	285,315
1.63%, 12/15/23(a)	GBP	350	484,190
1.75%, 12/15/22(a)	GBP	134	185,354
Oracle Corp., 3.13%, 07/10/25	EUR	100	128,681
PepsiCo Inc.
1.05%, 10/09/50 (Call 04/09/50)	EUR	100	115,917
1.13%, 03/18/31 (Call 12/18/30)	EUR	400	483,749
2.15%, 05/06/24 (Call 03/06/24)	CAD	200	163,874
Pfizer Inc., 6.50%, 06/03/38(a)	GBP	150	342,935
Philip Morris International Inc.
1.45%, 08/01/39 (Call 05/01/39)	EUR	200	219,797
2.00%, 05/09/36 (Call 02/09/36)	EUR	100	119,932
2.88%, 03/03/26	EUR	400	514,522
2.88%, 05/14/29	EUR	200	265,977
PPG Industries Inc., 0.88%, 03/13/22 (Call 12/13/21)	EUR	150	173,653
Procter & Gamble Co. (The)
0.50%, 10/25/24	EUR	650	765,842
2.00%, 08/16/22(a)	EUR	200	235,720
Procter & Gamble Co.(The), 1.88%, 10/30/38	EUR	300	410,674
Prologis Euro Finance LLC
0.25%, 09/10/27 (Call 06/10/27)	EUR	300	343,797
0.50%, 02/16/32 (Call 11/16/31)	EUR	100	110,348
1.00%, 02/06/35 (Call 11/06/34)	EUR	200	226,504
1.50%, 09/10/49 (Call 03/10/49)	EUR	100	114,843
1.88%, 01/05/29 (Call 10/05/28)	EUR	100	125,646
Public Storage, 0.88%, 01/24/32 (Call 10/24/31)	EUR	100	113,565
Schlumberger Finance BV
0.50%, 10/15/31 (Call 07/15/31)(a)	EUR	300	336,524
1.38%, 10/28/26 (Call 07/28/26)(a)	EUR	500	607,831
Schneider Electric SE, 1.38%, 06/21/27 (Call 03/21/27)(a)	EUR	100	123,069
SES SA, 0.88%, 11/04/27 (Call 08/04/27)(a)	EUR	200	231,327
Simon International Finance SCA
1.13%, 03/19/33 (Call 12/19/32)(a)	EUR	100	114,223
1.25%, 05/13/25 (Call 02/13/25)(a)	EUR	270	323,999
Southern Power Co., 1.85%, 06/20/26	EUR	100	123,619
Stellantis NV, 0.63%, 03/30/27 (Call 12/30/26)(a)	EUR	400	460,610
Stryker Corp., 2.63%, 11/30/30 (Call 08/30/30)	EUR	560	748,439

96	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Thermo Fisher Scientific Inc.
0.50%, 03/01/28 (Call 12/01/27)	EUR	175	$202,023
1.40%, 01/23/26 (Call 11/23/25)	EUR	200	241,801
1.45%, 03/16/27 (Call 12/16/26)	EUR	300	366,124
1.88%, 10/01/49 (Call 04/01/49)	EUR	300	369,293
2.38%, 04/15/32 (Call 01/15/32)	EUR	250	329,570
Time Warner Cable LLC, 5.75%, 06/02/31	GBP	200	346,005
Toyota Motor Credit Corp.
0.25%, 07/16/26(a)	EUR	200	231,612
0.63%, 11/21/24(a)	EUR	320	376,989
0.75%, 07/21/22(a)	EUR	370	431,437
United Parcel Service Inc.
1.63%, 11/15/25 (Call 08/15/25)	EUR	350	428,492
5.13%, 02/12/50(a)	GBP	50	114,587
Upjohn Finance BV, 1.91%, 06/23/32 (Call 03/23/32)(a)	EUR	300	361,071
Utah Acquisition Sub Inc., 2.25%, 11/22/24 (Call 09/22/24)(a)	EUR	330	403,579
Verizon Communications Inc.
0.88%, 04/02/25	EUR	690	818,028
1.00%, 11/30/27(a)	CHF	200	226,723
1.38%, 10/27/26	EUR	100	121,583
1.38%, 11/02/28	EUR	700	855,171
1.85%, 05/18/40 (Call 11/18/39)	EUR	200	248,582
2.38%, 03/22/28 (Call 01/22/28)	CAD	200	159,790
2.63%, 12/01/31	EUR	100	134,202
3.00%, 03/23/31 (Call 12/23/30)	AUD	200	146,359
3.38%, 10/27/36	GBP	300	471,588
4.05%, 02/17/25(a)	AUD	200	160,077
4.50%, 08/17/27(a)	AUD	200	165,284
Series 20Y, 2.88%, 01/15/38	EUR	400	564,919
Series MPLE, 2.50%, 05/16/30 (Call 02/16/30)	CAD	200	157,581
VF Corp., 0.63%, 09/20/23 (Call 06/20/23)	EUR	400	468,203
Walgreens Boots Alliance Inc., 2.13%, 11/20/26 (Call 08/20/26)	EUR	200	247,627
Walmart Inc.
4.88%, 09/21/29	EUR	200	310,411
5.63%, 03/27/34(a)	GBP	350	691,948
5.75%, 12/19/30	GBP	145	270,122
Walt Disney Co. (The), Series MPLE, 3.06%, 03/30/27	CAD	200	166,686
Wells Fargo & Co.
0.50%, 04/26/24(a)	EUR	400	467,523
1.00%, 02/02/27(a)	EUR	200	235,775
1.38%, 10/26/26(a)	EUR	250	300,915
1.50%, 09/12/22(a)	EUR	340	399,509
1.50%, 05/24/27(a)	EUR	250	302,251
1.74%, 05/04/30 (Call 05/04/29)(a)(b)	EUR	520	634,145
2.00%, 07/28/25(a)	GBP	580	804,959
2.13%, 09/24/31(a)	GBP	200	272,268
2.25%, 05/02/23(a)	EUR	100	119,794
2.51%, 10/27/23	CAD	400	328,895
3.18%, 02/08/24 (Call 01/08/24)	CAD	100	83,362
3.50%, 09/12/29(a)	GBP	100	151,254
3.87%, 05/21/25	CAD	25	21,335
Series MPLE, 2.09%, 04/25/22	CAD	200	162,825
Series MPLE, 2.49%, 02/18/27	CAD	300	242,482
Wells Fargo Bank N.A., 5.25%, 08/01/23(a)	GBP	350	509,845
Welltower Inc., 4.80%, 11/20/28 (Call 08/20/28)	GBP	200	322,630

Security		Par (000)	Value

United States (continued)
Whirlpool Finance Luxembourg Sarl, 1.25%, 11/02/26 (Call 08/02/26)	EUR	600	$722,544
WPC Eurobond BV
1.35%, 04/15/28 (Call 01/15/28)	EUR	100	118,018
2.25%, 07/19/24 (Call 05/19/24)	EUR	300	365,333
2.25%, 04/09/26 (Call 01/09/26)	EUR	150	185,408

			91,387,132

Total Corporate Bonds & Notes — 19.3% (Cost: $731,620,564)			748,959,800

Foreign Government Obligations

Australia — 2.5%
Australia Government Bond
0.25%, 11/21/24(a)	AUD	7,830	5,737,034
0.25%, 11/21/25(a)	AUD	6,250	4,495,447
0.50%, 09/21/26(a)	AUD	8,040	5,776,834
1.00%, 12/21/30(a)	AUD	7,220	5,033,896
1.00%, 11/21/31(a)	AUD	3,810	2,623,603
1.25%, 05/21/32	AUD	3,130	2,195,352
1.50%, 06/21/31(a)	AUD	3,590	2,607,138
1.75%, 11/21/32(a)	AUD	200	146,826
1.75%, 06/21/51(a)	AUD	1,686	1,044,047
2.25%, 11/21/22	AUD	1,210	927,790
2.25%, 05/21/28(a)	AUD	5,710	4,457,369
2.50%, 05/21/30(a)	AUD	2,262	1,794,088
2.75%, 04/21/24(a)	AUD	4,090	3,222,662
2.75%, 11/21/27(a)	AUD	5,460	4,387,608
2.75%, 11/21/28(a)	AUD	3,570	2,874,944
2.75%, 11/21/29(a)	AUD	2,960	2,390,253
2.75%, 06/21/35(a)	AUD	1,220	983,235
2.75%, 05/21/41(a)	AUD	1,800	1,394,888
3.00%, 03/21/47(a)	AUD	1,244	1,000,369
3.25%, 04/21/25(a)	AUD	3,660	2,941,227
3.25%, 04/21/29(a)	AUD	2,080	1,732,054
3.25%, 06/21/39(a)	AUD	1,217	1,024,322
3.75%, 04/21/37(a)	AUD	1,550	1,390,161
4.25%, 04/21/26(a)	AUD	3,088	2,609,182
4.50%, 04/21/33(a)	AUD	1,050	993,750
4.75%, 04/21/27(a)	AUD	2,188	1,926,306
Australian Capital Territory
1.25%, 05/22/25(a)	AUD	170	127,114
1.75%, 10/23/31	AUD	300	214,561
2.50%, 05/21/26(a)	AUD	60	46,804
National Housing Finance and Investment Corp., 1.52%, 05/27/30(a)	AUD	500	356,943
New South Wales Treasury Corp.
1.25%, 03/20/25(a)	AUD	1,140	854,555
1.25%, 11/20/30	AUD	1,530	1,068,455
2.00%, 03/20/31	AUD	600	444,900
2.25%, 11/20/40	AUD	100	66,758
2.25%, 05/07/41	AUD	650	431,984
3.00%, 05/20/27(a)	AUD	5,600	4,499,816
3.00%, 03/20/28	AUD	540	435,052
3.00%, 11/15/28(a)	AUD	200	161,374
3.00%, 04/20/29(a)	AUD	1,150	925,947
4.00%, 04/20/23	AUD	500	394,119
4.00%, 05/20/26(a)	AUD	700	582,060
5.00%, 08/20/24	AUD	150	124,570

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Australia (continued)
6.00%, 03/01/22	AUD	300	$229,936
Northern Territory Treasury Corp.
2.00%, 05/21/29	AUD	400	298,312
2.50%, 11/21/22	AUD	300	230,656
2.50%, 05/21/32	AUD	1,000	746,052
2.75%, 04/21/27	AUD	100	78,800
4.10%, 11/21/42(a)	AUD	200	162,639
Queensland Treasury Corp.
1.25%, 03/10/31(e)	AUD	500	347,115
1.50%, 08/20/32(e)	AUD	300	207,993
1.75%, 08/21/31(e)	AUD	1,710	1,231,794
1.75%, 07/20/34(e)	AUD	300	207,373
2.25%, 11/20/41(e)	AUD	300	200,815
2.75%, 08/20/27(e)	AUD	950	752,885
3.00%, 03/22/24(e)	AUD	1,650	1,296,968
3.25%, 07/21/28(e)	AUD	300	244,830
3.25%, 08/21/29(e)	AUD	342	279,932
3.50%, 08/21/30(e)	AUD	600	501,937
4.20%, 02/20/47(e)	AUD	300	271,774
4.25%, 07/21/23(e)	AUD	150	119,332
4.75%, 07/21/25(e)	AUD	2,680	2,255,757
5.75%, 07/22/24(a)	AUD	400	337,571
6.00%, 07/21/22(a)	AUD	170	133,130
South Australian Government Financing Authority
1.50%, 09/22/22(a)	AUD	100	76,040
1.75%, 05/24/32(a)	AUD	1,000	712,765
1.75%, 05/24/34(a)	AUD	300	205,588
2.25%, 08/15/24(a)	AUD	1,000	773,261
2.75%, 05/24/30	AUD	500	394,187
3.00%, 09/20/27(a)	AUD	350	281,002
Tasmanian Public Finance Corp.
2.00%, 01/24/30(a)	AUD	200	147,703
2.25%, 01/22/32(a)	AUD	100	73,882
4.00%, 06/11/24(a)	AUD	40	32,164
Treasury Corp. of Victoria
0.50%, 11/20/25	AUD	1,400	1,010,540
1.50%, 11/20/30	AUD	760	540,500
1.50%, 09/10/31	AUD	900	632,470
2.00%, 11/20/37	AUD	640	423,783
2.25%, 09/15/33	AUD	700	515,522
2.25%, 11/20/34	AUD	1,010	734,381
2.50%, 10/22/29	AUD	890	691,061
3.00%, 10/20/28(a)	AUD	760	609,580
5.50%, 12/17/24	AUD	620	526,429
6.00%, 10/17/22	AUD	880	698,085
Western Australian Treasury Corp.
1.75%, 10/22/31	AUD	1,000	722,198
2.50%, 07/23/24(a)	AUD	100	77,766
2.75%, 10/20/22(a)	AUD	800	616,057
2.75%, 07/24/29(a)	AUD	600	476,143
3.00%, 10/21/26(a)	AUD	150	120,151
3.00%, 10/21/27(a)	AUD	40	32,186
3.25%, 07/20/28(a)	AUD	500	408,092
5.00%, 07/23/25(a)	AUD	50	42,433

			98,154,967

Austria — 1.0%
Autobahnen- und Schnell- strassen-Finanzierungs AG, 0.10%, 07/09/29(a)	EUR	400	460,462
KAF Karntner Ausgleichszahlungs-Fonds, 0.00%, 01/14/32(a)(c)	EUR	150	164,761

Security		Par (000)	Value

Austria (continued)
Republic of Austria Government Bond
0.00%, 07/15/23(c)(e)	EUR	1,345	$1,571,472
0.00%, 07/15/24(c)(e)	EUR	520	609,482
0.00%, 04/20/25(c)(e)	EUR	2,000	2,345,732
0.00%, 02/20/30(c)(e)	EUR	950	1,092,544
0.00%, 02/20/31(c)(e)	EUR	940	1,072,144
0.00%, 10/20/40(c)(e)	EUR	640	677,975
0.25%, 10/20/36(e)	EUR	1,000	1,129,724
0.50%, 04/20/27(e)	EUR	1,523	1,832,578
0.50%, 02/20/29(e)	EUR	1,352	1,624,491
0.70%, 04/20/71(e)	EUR	410	462,424
0.75%, 10/20/26(e)	EUR	1,860	2,263,774
0.75%, 02/20/28(e)	EUR	1,930	2,356,199
0.75%, 03/20/51(e)	EUR	970	1,182,858
0.85%, 06/30/2120(e)	EUR	380	411,351
1.20%, 10/20/25(e)	EUR	1,117	1,374,847
1.50%, 02/20/47(e)	EUR	1,001	1,440,034
1.50%, 11/02/86(e)	EUR	310	477,404
1.65%, 10/21/24(e)	EUR	1,664	2,048,232
2.10%, 09/20/2117(e)	EUR	660	1,281,170
2.40%, 05/23/34(e)	EUR	875	1,280,670
3.15%, 06/20/44(e)	EUR	640	1,180,392
3.40%, 11/22/22(e)	EUR	1,294	1,558,825
3.80%, 01/26/62(e)	EUR	365	892,217
4.15%, 03/15/37	EUR	1,574	2,871,513
4.85%, 03/15/26(e)	EUR	1,504	2,142,071
6.25%, 07/15/27	EUR	796	1,265,740

			37,071,086

Belgium — 1.5%
Flemish Community (The)
1.50%, 07/12/38(a)	EUR	100	129,951
1.50%, 04/11/44(a)	EUR	100	131,153
Kingdom of Belgium Government Bond
0.00%, 10/22/27(c)(e)	EUR	1,776	2,072,396
0.00%, 10/22/31(c)	EUR	1,600	1,806,375
0.10%, 06/22/30(e)	EUR	2,320	2,681,839
0.20%, 10/22/23(e)	EUR	3,318	3,895,928
0.40%, 06/22/40(e)	EUR	890	988,622
0.50%, 10/22/24(e)	EUR	1,100	1,310,078
0.65%, 06/22/71(e)	EUR	500	498,467
0.80%, 06/22/25(e)	EUR	2,610	3,151,453
0.80%, 06/22/27(e)	EUR	1,828	2,232,667
0.80%, 06/22/28(e)	EUR	2,801	3,433,560
0.90%, 06/22/29(e)	EUR	1,525	1,883,799
1.00%, 06/22/26(e)	EUR	1,310	1,605,464
1.00%, 06/22/31(e)	EUR	1,642	2,049,738
1.45%, 06/22/37(e)	EUR	1,540	2,034,458
1.60%, 06/22/47(e)	EUR	1,359	1,874,836
1.70%, 06/22/50(e)	EUR	1,122	1,591,149
1.90%, 06/22/38(e)	EUR	888	1,249,728
2.15%, 06/22/66(e)	EUR	894	1,485,522
2.25%, 06/22/23(a)	EUR	500	605,322
2.25%, 06/22/57(e)	EUR	807	1,321,805
2.60%, 06/22/24(e)	EUR	1,908	2,390,260
3.00%, 06/22/34(e)	EUR	1,660	2,547,189
3.75%, 06/22/45(a)	EUR	992	1,910,167
4.00%, 03/28/32(a)	EUR	1,970	3,170,280
4.25%, 03/28/41(e)	EUR	1,892	3,644,648
4.50%, 03/28/26(e)	EUR	270	379,869
5.00%, 03/28/35(e)	EUR	660	1,225,993

98	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Belgium (continued)
5.50%, 03/28/28	EUR	1,287	$2,033,606
Series 86, 1.25%, 04/22/33(e)	EUR	690	886,633
Ministeries Van de Vlaamse Gemeenschap
0.13%, 10/15/35(a)	EUR	400	435,248
0.88%, 03/21/46(a)	EUR	300	347,428
1.00%, 10/13/36(a)	EUR	400	486,972
Region Wallonne, 1.25%, 06/22/71(a)	EUR	200	224,530
Region Wallonne Belgium, 0.25%, 05/03/26(a)	EUR	500	585,092

			58,302,225

Bulgaria — 0.0%
Bulgaria Government International Bond
0.38%, 09/23/30(a)	EUR	300	339,552
1.38%, 09/23/50(a)	EUR	200	216,503
2.63%, 03/26/27(a)	EUR	100	130,050
2.95%, 09/03/24(a)	EUR	200	251,157
3.00%, 03/21/28(a)	EUR	100	134,240
3.13%, 03/26/35(a)	EUR	100	143,405

			1,214,907

Canada — 4.5%
Canada Housing Trust No. 1
0.95%, 06/15/25(e)	CAD	2,100	1,661,284
1.10%, 03/15/31(e)	CAD	900	666,848
1.25%, 06/15/26(e)	CAD	300	237,557
1.40%, 03/15/31(e)	CAD	1,060	807,094
1.75%, 06/15/22(e)	CAD	1,750	1,424,929
1.75%, 06/15/30(e)	CAD	970	766,124
1.90%, 09/15/26(e)	CAD	160	130,339
1.90%, 03/15/31(e)	CAD	1,100	875,209
1.95%, 12/15/25(e)	CAD	1,750	1,432,325
2.25%, 12/15/25(e)	CAD	100	82,810
2.35%, 06/15/23(e)	CAD	4,770	3,936,638
2.35%, 06/15/27(e)	CAD	700	581,697
2.35%, 03/15/28(e)	CAD	350	291,301
2.55%, 12/15/23(e)	CAD	800	664,790
2.55%, 03/15/25(e)	CAD	910	760,471
2.65%, 03/15/28(e)	CAD	800	677,389
2.65%, 12/15/28(e)	CAD	920	779,279
2.90%, 06/15/24(e)	CAD	1,350	1,134,607
3.15%, 09/15/23(e)	CAD	1,500	1,257,729
Canadian Government Bond
0.25%, 11/01/22	CAD	5,095	4,096,008
0.25%, 02/01/23	CAD	7,000	5,613,235
0.25%, 08/01/23	CAD	2,000	1,594,619
0.25%, 04/01/24	CAD	500	395,419
0.25%, 03/01/26	CAD	5,160	3,960,850
0.50%, 09/01/25	CAD	5,890	4,604,347
0.50%, 12/01/30	CAD	4,340	3,154,741
1.00%, 09/01/26	CAD	3,820	3,014,454
1.25%, 03/01/25	CAD	5,870	4,739,067
1.25%, 06/01/30	CAD	4,860	3,798,505
1.50%, 09/01/24	CAD	4,350	3,543,162
1.50%, 06/01/31	CAD	5,470	4,330,299
1.75%, 03/01/23	CAD	2,895	2,365,989
1.75%, 12/01/53	CAD	1,500	1,127,860
2.00%, 09/01/23	CAD	5,390	4,429,895
2.00%, 06/01/28	CAD	470	390,063
2.00%, 12/01/51	CAD	5,990	4,810,489
2.25%, 06/01/25	CAD	1,500	1,252,335
2.50%, 06/01/24	CAD	2,144	1,791,702

Security		Par (000)	Value

Canada (continued)
2.75%, 12/01/48	CAD	1,720	$1,602,216
2.75%, 12/01/64	CAD	870	831,688
3.50%, 12/01/45	CAD	1,334	1,384,435
4.00%, 06/01/41	CAD	2,290	2,465,617
5.00%, 06/01/37	CAD	3,690	4,233,064
5.75%, 06/01/33	CAD	1,790	2,037,137
City of Montreal Canada
2.40%, 12/01/41	CAD	200	148,727
3.00%, 09/01/27	CAD	300	255,162
3.15%, 12/01/36	CAD	250	210,860
3.50%, 09/01/23	CAD	60	50,505
3.50%, 12/01/38	CAD	200	175,549
City of Ottawa Ontario
2.50%, 05/11/51	CAD	100	73,779
3.10%, 07/27/48	CAD	100	82,936
City of Toronto Canada
2.40%, 06/07/27	CAD	250	206,834
2.80%, 11/22/49	CAD	200	156,118
2.90%, 04/29/51	CAD	250	199,796
2.95%, 04/28/35	CAD	50	41,604
3.20%, 08/01/48	CAD	100	84,354
CPPIB Capital Inc.
1.13%, 12/14/29(a)	GBP	250	338,155
1.95%, 09/30/29(a)	CAD	500	400,303
CPPIB Capital Inc. Co., 1.63%, 10/22/71(a)	GBP	250	354,509
Export Development Canada, 0.25%, 03/07/26(a)	EUR	600	700,772
Hydro-Quebec
2.10%, 02/15/60	CAD	500	337,835
4.00%, 02/15/55	CAD	890	910,467
5.00%, 02/15/45	CAD	400	446,503
5.00%, 02/15/50	CAD	1,120	1,302,525
6.00%, 08/15/31	CAD	200	213,791
6.00%, 02/15/40	CAD	200	237,841
6.50%, 02/15/35	CAD	400	467,017
9.63%, 07/15/22	CAD	320	274,524
Labrador-Island Link Funding Trust, Series A 3.76%, 06/01/33(e)	CAD	300	276,179
Municipal Finance Authority of British Columbia
2.15%, 12/01/22	CAD	300	245,975
2.15%, 06/03/24	CAD	1,180	972,327
Muskrat Falls/Labrador Transmission Assets Funding Trust, Series A 3.63%, 06/01/29(e)	CAD	300	269,098
OMERS Finance Trust, 0.45%, 05/13/25(a)	EUR	250	292,448
Ontario Electricity Financial Corp., 8.25%, 06/22/26	CAD	300	310,894
Ontario Teachers’ Finance Trust
0.50%, 05/06/25(a)	EUR	470	552,306
0.90%, 05/20/41(a)	EUR	360	422,015
OPB Finance Trust, Series F 2.98%, 01/25/27(Call 10/25/26)	CAD	200	168,759
Province of Alberta Canada
0.63%, 01/16/26(a)	EUR	200	236,605
1.60%, 09/01/22	CAD	250	203,551
1.65%, 06/01/31	CAD	200	152,080
2.05%, 06/01/30	CAD	1,100	875,263
2.20%, 06/01/26	CAD	300	247,005
2.35%, 06/01/25	CAD	350	290,342
2.55%, 12/15/22	CAD	200	164,716
2.55%, 06/01/27	CAD	1,080	901,699
2.90%, 12/01/28	CAD	550	467,984
2.90%, 09/20/29	CAD	300	255,005

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
2.95%, 06/01/52	CAD	470	$388,407
3.05%, 12/01/48	CAD	700	586,193
3.10%, 06/01/50	CAD	840	712,052
3.30%, 12/01/46	CAD	990	862,746
3.45%, 12/01/43	CAD	25	22,240
3.90%, 12/01/33	CAD	200	184,329
Province of British Columbia Canada
0.88%, 10/08/25(a)	EUR	300	358,345
2.20%, 06/18/30	CAD	1,540	1,248,351
2.30%, 06/18/26	CAD	200	165,827
2.55%, 06/18/27	CAD	300	251,437
2.75%, 06/18/52	CAD	450	367,250
2.80%, 06/18/48	CAD	830	680,793
2.85%, 06/18/25	CAD	550	465,074
2.95%, 12/18/28	CAD	200	171,505
2.95%, 06/18/50	CAD	820	694,045
3.20%, 06/18/44	CAD	400	349,887
3.30%, 12/18/23	CAD	400	337,570
4.30%, 06/18/42	CAD	410	416,367
4.95%, 06/18/40	CAD	170	183,617
5.00%, 06/18/31	CAD	120	120,393
6.35%, 06/18/31	CAD	40	43,898
Province of Manitoba Canada
2.05%, 09/05/52	CAD	100	68,038
2.45%, 06/02/25	CAD	50	41,616
2.55%, 06/02/26	CAD	200	167,132
2.60%, 06/02/27	CAD	200	167,466
2.75%, 06/02/29	CAD	300	252,971
2.85%, 09/05/46	CAD	590	477,153
3.00%, 06/02/28	CAD	300	256,944
3.20%, 03/05/50	CAD	230	199,014
3.25%, 09/05/29	CAD	600	522,634
3.40%, 09/05/48	CAD	690	615,531
4.10%, 03/05/41	CAD	400	387,165
4.60%, 03/05/38	CAD	70	70,631
Province of New Brunswick Canada
1.80%, 08/14/25	CAD	500	406,282
2.35%, 08/14/27	CAD	570	470,457
2.60%, 08/14/26	CAD	200	167,440
2.85%, 06/02/23	CAD	50	41,526
3.05%, 08/14/50	CAD	200	167,324
3.10%, 08/14/28	CAD	200	172,161
3.10%, 08/14/48	CAD	100	84,102
3.55%, 06/03/43	CAD	210	188,785
3.80%, 08/14/45	CAD	200	187,117
4.55%, 03/26/37	CAD	60	59,705
4.65%, 09/26/35	CAD	400	398,429
Province of Newfoundland and Labrador Canada
2.30%, 06/02/25	CAD	500	413,082
2.65%, 10/17/50	CAD	200	146,131
2.85%, 06/02/28	CAD	500	421,118
2.85%, 06/02/29	CAD	870	730,186
3.00%, 06/02/26	CAD	130	110,272
3.30%, 10/17/46	CAD	250	206,975
3.70%, 10/17/48	CAD	120	106,652
Province of Nova Scotia Canada
2.10%, 06/01/27	CAD	600	489,788
3.15%, 12/01/51	CAD	560	482,860
3.50%, 06/02/62	CAD	30	28,053
4.40%, 06/01/42	CAD	20	20,217

Security		Par (000)	Value

Canada (continued)
4.70%, 06/01/41	CAD	200	$208,562
Province of Ontario Canada
0.00%, 11/25/30(a)(c)	EUR	300	334,489
0.25%, 12/15/26(a)	GBP	200	260,610
0.38%, 06/14/24(a)	EUR	200	234,171
0.38%, 04/08/27(a)	EUR	200	234,004
0.63%, 04/17/25(a)	EUR	400	472,970
1.05%, 09/08/27	CAD	300	230,624
1.35%, 09/08/26	CAD	300	237,564
1.35%, 12/02/30	CAD	1,500	1,121,703
1.75%, 09/08/25	CAD	1,300	1,054,863
1.85%, 02/01/27	CAD	500	404,270
1.90%, 12/02/51	CAD	1,020	678,346
1.95%, 01/27/23	CAD	150	122,780
2.05%, 06/02/30	CAD	750	598,267
2.15%, 06/02/31	CAD	500	398,469
2.30%, 09/08/24	CAD	300	248,361
2.40%, 06/02/26	CAD	2,860	2,375,584
2.60%, 09/08/23	CAD	1,000	829,355
2.60%, 06/02/25	CAD	750	627,689
2.60%, 06/02/27	CAD	1,360	1,139,198
2.65%, 02/05/25	CAD	1,000	837,775
2.65%, 12/02/50	CAD	2,000	1,574,919
2.70%, 06/02/29	CAD	960	807,242
2.80%, 06/02/48	CAD	1,040	842,353
2.85%, 06/02/23	CAD	1,550	1,287,580
2.90%, 06/02/28	CAD	1,000	852,295
2.90%, 12/02/46	CAD	1,600	1,317,750
2.90%, 06/02/49	CAD	1,450	1,197,574
3.45%, 06/02/45	CAD	2,040	1,836,775
3.50%, 06/02/24	CAD	470	400,267
3.50%, 06/02/43	CAD	1,620	1,465,736
4.60%, 06/02/39	CAD	980	1,001,285
4.65%, 06/02/41	CAD	2,250	2,345,392
4.70%, 06/02/37	CAD	1,703	1,737,993
5.60%, 06/02/35	CAD	500	544,695
5.85%, 03/08/33	CAD	290	312,467
6.20%, 06/02/31	CAD	580	627,202
6.50%, 03/08/29	CAD	50	52,408
Province of Quebec Canada
0.20%, 04/07/25(a)	EUR	500	583,040
0.25%, 05/05/31(a)	EUR	300	340,946
0.88%, 01/15/25(a)	EUR	100	119,119
0.88%, 05/04/27(a)	EUR	550	662,039
1.13%, 10/28/25(a)	EUR	300	362,586
1.50%, 12/15/23(a)	GBP	200	276,852
1.65%, 03/03/22	CAD	400	324,622
1.90%, 09/01/30	CAD	3,540	2,793,700
2.25%, 02/22/24	CAD	400	330,811
2.30%, 09/01/29	CAD	2,010	1,648,781
2.45%, 03/01/23	CAD	1,000	824,451
2.50%, 09/01/26	CAD	1,800	1,505,115
2.60%, 07/06/25	CAD	300	251,601
2.75%, 09/01/25	CAD	250	210,730
2.75%, 09/01/27	CAD	500	423,154
2.75%, 09/01/28	CAD	590	499,741
2.85%, 12/01/53	CAD	200	165,635
3.00%, 09/01/23	CAD	50	41,781
3.10%, 12/01/51	CAD	1,390	1,207,231
3.50%, 12/01/45	CAD	1,160	1,061,987

100	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
3.50%, 12/01/48	CAD	1,280	$1,183,545
3.75%, 09/01/24	CAD	100	86,115
4.25%, 12/01/43	CAD	200	202,721
5.00%, 12/01/38	CAD	950	1,015,600
5.00%, 12/01/41	CAD	1,500	1,643,794
5.75%, 12/01/36	CAD	400	450,979
6.25%, 06/01/32	CAD	110	120,904
Province of Saskatchewan Canada
2.20%, 06/02/30	CAD	400	322,612
2.65%, 06/02/27	CAD	450	377,959
2.75%, 12/02/46	CAD	300	238,832
3.05%, 12/02/28	CAD	200	171,770
3.10%, 06/02/50	CAD	400	340,676
3.20%, 06/03/24	CAD	20	16,911
3.30%, 06/02/48	CAD	200	175,616
3.40%, 02/03/42	CAD	100	88,505
3.75%, 03/05/54	CAD	400	385,795
3.90%, 06/02/45	CAD	150	143,381
4.75%, 06/01/40	CAD	100	104,207
PSP Capital Inc.
1.50%, 03/15/28(a)	CAD	450	353,979
1.73%, 06/21/22(a)	CAD	300	244,269
3.00%, 11/05/25(a)	CAD	200	170,168
Regional Municipality of Peel Ontario, 3.85%, 10/30/42	CAD	100	92,552
Regional Municipality of York, 2.60%, 12/15/25	CAD	50	41,831
South Coast British Columbia Transportation Authority, 3.25%, 11/23/28	CAD	250	217,100
Unedic Asseo, 0.10%, 11/25/26(a)	EUR	600	699,135

			175,422,081

Chile — 0.1%
Bonos de la Tesoreria de la Republica en pesos
4.50%, 03/01/26	CLP	780,000	914,896
4.70%, 09/01/30(e)	CLP	350,000	392,767
5.00%, 03/01/35	CLP	600,000	656,643
5.10%, 07/15/50	CLP	250,000	250,819
6.00%, 01/01/43	CLP	315,000	369,028
Chile Government International Bond
0.83%, 07/02/31 (Call 04/02/31)	EUR	100	114,354
1.25%, 01/29/40 (Call 10/31/39)	EUR	200	220,609
1.25%, 01/22/51 (Call 07/31/50)	EUR	200	203,079
1.63%, 01/30/25	EUR	300	363,880
1.75%, 01/20/26	EUR	300	368,520

			3,854,595

China — 14.4%
Agricultural Development Bank of China
2.25%, 04/22/25	CNY	25,000	3,805,924
2.87%, 05/14/27	CNY	5,000	766,334
2.96%, 04/17/30	CNY	24,000	3,637,635
3.05%, 03/04/23	CNY	15,000	2,355,375
3.06%, 08/05/23	CNY	32,000	5,028,100
3.24%, 08/14/24	CNY	11,000	1,734,873
3.35%, 03/24/26	CNY	35,000	5,513,103
3.45%, 09/23/25	CNY	5,000	791,758
3.48%, 02/04/28	CNY	5,000	788,094
3.51%, 04/03/24	CNY	32,500	5,153,946
3.52%, 05/24/31	CNY	15,000	2,370,611
3.55%, 11/21/23	CNY	24,000	3,804,941
3.63%, 07/19/26	CNY	37,800	6,023,734

Security		Par (000)	Value

China (continued)
3.74%, 07/12/29	CNY	40,200	$6,444,451
3.75%, 01/25/29	CNY	32,650	5,236,153
3.79%, 10/26/30	CNY	13,000	2,095,078
3.83%, 01/06/24	CNY	12,300	1,962,930
3.85%, 01/06/27	CNY	56,100	9,026,601
3.95%, 02/26/31	CNY	13,000	2,120,593
4.00%, 11/12/25	CNY	46,000	7,424,350
4.37%, 05/25/23	CNY	12,000	1,922,573
4.39%, 09/08/27	CNY	10,800	1,789,503
4.65%, 05/11/28	CNY	18,000	3,034,541
4.99%, 01/24/23	CNY	5,000	803,064
China Development Bank
0.38%, 11/16/21(a)	EUR	150	173,436
0.63%, 12/12/22(a)	EUR	300	348,839
1.25%, 01/21/23(a)	GBP	242	329,848
3.00%, 08/07/23	CNY	7,000	1,099,317
3.05%, 08/25/26	CNY	51,000	7,927,064
3.07%, 03/10/30	CNY	32,900	5,028,955
3.09%, 06/18/30	CNY	29,450	4,504,364
3.18%, 04/05/26	CNY	16,000	2,502,424
3.23%, 01/10/25	CNY	90,000	14,192,021
3.24%, 02/25/23	CNY	33,600	5,290,794
3.34%, 07/14/25	CNY	5,000	789,875
3.39%, 07/10/27	CNY	8,000	1,259,450
3.42%, 07/02/24	CNY	33,800	5,354,189
3.45%, 09/20/29	CNY	17,000	2,673,038
3.48%, 01/08/29	CNY	149,500	23,574,057
3.50%, 08/13/26	CNY	8,200	1,299,752
3.65%, 05/21/29	CNY	10,000	1,593,315
3.68%, 02/26/26	CNY	20,000	3,191,005
3.70%, 10/20/30	CNY	45,050	7,215,054
3.74%, 09/10/25	CNY	20,000	3,198,881
3.76%, 08/14/23	CNY	29,000	4,612,592
3.80%, 01/25/36	CNY	50,000	8,042,911
3.85%, 01/09/24	CNY	15,000	2,395,481
4.04%, 07/06/28	CNY	27,600	4,506,365
4.15%, 10/26/25	CNY	38,000	6,172,231
4.21%, 04/13/25	CNY	23,000	3,731,835
4.69%, 03/23/23	CNY	42,000	6,746,266
4.73%, 04/02/25	CNY	37,500	6,186,360
4.88%, 02/09/28	CNY	77,900	13,267,334
5.25%, 06/24/28	CNY	10,000	1,740,722
5.90%, 01/20/24	CNY	18,700	3,115,293
China Government Bond
1.99%, 04/09/25	CNY	266,500	40,575,057
2.24%, 03/05/23	CNY	36,000	5,609,695
2.36%, 07/02/23	CNY	228,000	35,518,447
2.68%, 05/21/30	CNY	169,160	25,646,403
2.70%, 11/03/26	CNY	5,000	776,030
2.75%, 03/17/23	CNY	11,600	1,819,586
2.79%, 09/01/23	CNY	20,000	3,135,312
2.79%, 11/17/23	CNY	10,000	1,568,750
2.85%, 06/04/27	CNY	66,000	10,287,638
2.90%, 05/05/26	CNY	48,000	7,532,399
3.12%, 12/05/26	CNY	36,050	5,705,199
3.13%, 11/21/29	CNY	10,000	1,573,735
3.17%, 04/19/23	CNY	4,200	663,318
3.19%, 04/11/24	CNY	69,500	11,018,475
3.22%, 12/06/25	CNY	30,000	4,765,459
3.25%, 06/06/26	CNY	48,080	7,656,375

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
3.25%, 11/22/28	CNY	46,000	$7,330,830
3.29%, 05/23/29	CNY	65,700	10,494,875
3.30%, 07/12/23	CNY	24,000	3,804,604
3.39%, 03/16/50	CNY	143,600	21,819,041
3.40%, 02/09/27	CNY	12,000	1,929,961
3.52%, 04/25/46	CNY	8,000	1,252,950
3.54%, 08/16/28	CNY	38,000	6,178,348
3.60%, 09/06/25	CNY	21,730	3,515,484
3.61%, 06/07/25	CNY	10,000	1,614,786
3.69%, 05/17/28	CNY	10,000	1,637,038
3.73%, 05/25/70	CNY	17,820	2,859,170
3.74%, 09/22/35	CNY	18,250	3,013,889
3.76%, 03/22/71	CNY	22,180	3,611,057
3.81%, 09/14/50	CNY	19,000	3,114,233
3.86%, 07/22/49	CNY	15,000	2,471,919
3.97%, 07/23/48	CNY	40,600	6,780,942
4.00%, 06/24/69	CNY	26,000	4,461,479
4.05%, 07/24/47	CNY	18,400	3,131,476
4.08%, 10/22/48	CNY	34,800	5,975,433
4.09%, 04/27/35	CNY	11,000	1,881,412
4.22%, 03/19/48	CNY	4,000	700,583
4.50%, 06/23/41	CNY	14,850	2,750,753
China Government International Bond
0.13%, 11/12/26 (Call 08/12/26)(a)	EUR	800	929,331
1.00%, 11/12/39 (Call 08/12/39)(a)	EUR	200	225,850
Export-Import Bank of China(The)
0.75%, 05/28/23(a)	EUR	100	116,922
2.17%, 04/07/23	CNY	36,000	5,588,317
2.93%, 03/02/25	CNY	58,100	9,059,326
3.04%, 03/08/23	CNY	4,000	628,400
3.22%, 05/14/26	CNY	4,000	626,387
3.23%, 03/23/30	CNY	30,000	4,637,617
3.26%, 02/24/27	CNY	15,000	2,346,936
3.28%, 02/11/24	CNY	62,700	9,889,165
3.33%, 02/22/26	CNY	15,000	2,360,133
3.34%, 09/04/23	CNY	6,000	948,019
3.43%, 10/23/25	CNY	28,000	4,430,391
3.74%, 11/16/30	CNY	13,000	2,087,805
3.86%, 05/20/29	CNY	29,200	4,715,951
3.87%, 09/14/25	CNY	11,000	1,767,171
3.88%, 01/12/36	CNY	2,700	436,347
4.37%, 06/19/23	CNY	7,000	1,122,474
4.89%, 03/26/28	CNY	21,800	3,715,876
Italy Buoni Poliennali Del Tesoro, 1.75%, 07/01/24(a)	EUR	3,740	4,523,269

			560,035,161

Colombia — 0.2%
Colombian TES
Series B, 5.75%, 11/03/27	COP	5,148,700	1,257,131
Series B, 6.00%, 04/28/28	COP	3,890,900	948,874
Series B, 6.25%, 11/26/25	COP	6,268,700	1,629,128
Series B, 6.25%, 07/09/36	COP	3,000,000	654,597
Series B, 7.00%, 06/30/32	COP	2,425,900	593,821
Series B, 7.25%, 10/18/34	COP	4,501,400	1,103,853
Series B, 7.75%, 09/18/30	COP	2,864,600	758,130

			6,945,534

Croatia — 0.0%
Croatia Government International Bond 1.13%, 06/19/29(a)	EUR	150	177,735

Security		Par (000)	Value

Croatia (continued)
1.50%, 06/17/31(a)	EUR	200	$240,143
1.75%, 03/04/41(a)	EUR	180	211,505
2.70%, 06/15/28(a)	EUR	300	394,048
2.75%, 01/27/30(a)	EUR	250	332,148
3.00%, 03/20/27(a)	EUR	200	262,821

			1,618,400

Cyprus — 0.0%
Cyprus Government International Bond
1.25%, 01/21/40(a)	EUR	472	563,343
2.38%, 09/25/28(a)	EUR	400	529,707
4.25%, 11/04/25(a)	EUR	300	408,170

			1,501,220

Czech Republic — 0.2%
Czech Republic Government Bond
0.45%, 10/25/23(a)	CZK	13,470	579,672
0.95%, 05/15/30(a)	CZK	16,960	662,032
1.00%, 06/26/26(a)	CZK	39,570	1,643,218
1.20%, 03/13/31	CZK	17,110	675,964
1.25%, 02/14/25	CZK	37,500	1,608,668
1.50%, 04/24/40	CZK	8,830	330,084
1.75%, 06/23/32	CZK	6,610	273,713
2.00%, 10/13/33	CZK	12,000	502,408
2.50%, 08/25/28(a)	CZK	14,600	646,955
2.75%, 07/23/29	CZK	17,230	777,060
4.20%, 12/04/36(a)	CZK	8,700	465,517
4.70%, 09/12/22(a)	CZK	4,000	183,353
5.70%, 05/25/24(a)	CZK	11,440	551,285
Czech Republic International, 3.88%, 05/24/22(a)	EUR	200	236,702

			9,136,631

Denmark — 0.4%
Denmark Government Bond
0.00%, 11/15/24(c)(e)	DKK	5,000	786,682
0.00%, 11/15/31(c)(e)	DKK	9,260	1,418,125
0.25%, 11/15/22(e)	DKK	11,000	1,724,650
0.25%, 11/15/52(e)	DKK	5,900	893,133
0.50%, 11/15/27	DKK	9,837	1,586,853
0.50%, 11/15/29(e)	DKK	9,200	1,487,512
1.50%, 11/15/23	DKK	6,518	1,054,873
1.75%, 11/15/25	DKK	12,500	2,105,730
4.50%, 11/15/39	DKK	13,774	3,785,315
7.00%, 11/10/24	DKK	2,000	381,274
Kommunekredit
0.50%, 01/24/25(a)	EUR	300	353,934
0.63%, 05/11/26(a)	EUR	300	357,086
0.75%, 05/18/27(a)	EUR	120	144,252
0.88%, 11/03/36(a)	EUR	300	365,364

			16,444,783

Finland — 0.4%
Finland Government Bond
0.13%, 09/15/31(e)	EUR	330	380,805
0.13%, 04/15/36(e)	EUR	640	719,768
0.13%, 04/15/52(e)	EUR	580	606,556
0.25%, 09/15/40(e)	EUR	250	282,969
0.50%, 04/15/26(e)	EUR	881	1,056,444
0.50%, 09/15/27(e)	EUR	1,182	1,423,411
0.50%, 09/15/28(e)	EUR	21	25,296
0.50%, 09/15/29(e)	EUR	660	795,615
0.75%, 04/15/31(e)	EUR	791	971,482
1.13%, 04/15/34(e)	EUR	762	979,459

102	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Finland (continued)
1.38%, 04/15/47(e)	EUR	366	$526,272
1.50%, 04/15/23(e)	EUR	849	1,012,271
2.00%, 04/15/24(e)	EUR	868	1,067,275
2.63%, 07/04/42(e)	EUR	786	1,325,107
2.75%, 07/04/28(e)	EUR	1,087	1,502,898
Finnvera Oyj
0.38%, 04/09/29(a)	EUR	300	352,595
0.50%, 04/13/26(a)	EUR	200	236,684
1.13%, 05/17/32(a)	EUR	100	125,216
Finnvera OYJ, 0.75%, 08/07/28(a)	EUR	200	241,479
Kuntarahoitus OYJ
0.13%, 03/07/24(a)	EUR	600	700,272
0.75%, 09/07/27(a)	EUR	150	181,005
1.25%, 02/23/33(a)	EUR	200	256,091

			14,768,970

France — 7.1%
Action Logement Services, 0.50%, 10/30/34(a)	EUR	200	225,882
Agence Francaise de Developpement EPIC
0.00%, 03/25/25(a)(c)	EUR	200	233,172
0.25%, 07/21/26(a)	EUR	700	821,726
0.25%, 06/29/29(a)	EUR	800	928,943
0.38%, 04/30/24(a)	EUR	600	706,286
0.50%, 10/25/22(a)	EUR	400	466,825
0.50%, 05/25/30(a)	EUR	200	235,623
1.00%, 01/31/28(a)	EUR	200	244,869
1.38%, 07/05/32(a)	EUR	700	887,854
1.50%, 10/31/34(a)	EUR	100	129,104
Agence France Locale
0.00%, 09/20/27(a)(c)	EUR	300	344,532
0.50%, 06/20/24(a)	EUR	100	117,823
Bpifrance SACA
0.05%, 09/26/29(a)	EUR	300	342,201
0.25%, 02/14/23(a)	EUR	900	1,050,221
0.63%, 05/25/26(a)	EUR	300	358,598
0.75%, 11/25/24(a)	EUR	100	119,285
0.88%, 09/26/28(a)	EUR	500	608,738
1.00%, 05/25/27(a)	EUR	400	488,900
1.88%, 05/25/30(a)	EUR	200	263,390
Caisse D Amort Dette, 0.13%, 09/15/31(a)	EUR	1,000	1,131,597
Caisse d’Amortissement de la Dette Sociale
0.00%, 02/25/28(a)(c)	EUR	1,800	2,077,262
0.00%, 05/25/29(a)(c)	EUR	1,100	1,258,579
0.13%, 11/25/22(a)	EUR	900	1,047,298
0.13%, 10/25/23(a)	EUR	2,000	2,338,472
1.38%, 11/25/24(a)	EUR	1,250	1,520,068
2.50%, 10/25/22	EUR	250	297,563
4.00%, 12/15/25(a)	EUR	540	733,120
Caisse de Refinancement de l’Habitat SA
2.38%, 03/05/24(a)	CHF	150	174,145
4.30%, 02/24/23	EUR	300	368,399
Caisse des Depots et Consignations
0.00%, 06/19/24(a)(c)	EUR	300	350,375
0.20%, 03/01/22(a)	EUR	100	115,883
Caisse Francaise de Financement Local
0.00%, 05/07/25(a)(c)	EUR	400	463,440
0.10%, 11/13/29(a)	EUR	200	229,656
0.13%, 02/15/36(a)	EUR	300	332,758
0.20%, 04/27/23(a)	EUR	400	466,229
0.38%, 05/11/24(a)	EUR	300	351,478
0.38%, 02/13/40(a)	EUR	100	114,150

Security		Par (000)	Value

France (continued)
0.50%, 01/19/26(a)	EUR	100	$118,128
0.50%, 02/19/27(a)	EUR	800	946,699
0.63%, 04/13/26(a)	EUR	300	356,476
0.75%, 01/11/27(a)	EUR	100	119,825
0.75%, 09/27/27(a)	EUR	200	240,406
1.25%, 05/11/32(a)	EUR	200	253,576
1.45%, 01/16/34(a)	EUR	400	522,336
1.50%, 06/28/38(a)	EUR	200	270,909
5.38%, 07/08/24(a)	EUR	100	132,743
French Republic Government Bond OAT
0.00%, 03/25/23(a)(c)	EUR	4,250	4,955,792
0.00%, 02/25/24(a)(c)	EUR	2,430	2,842,199
0.00%, 03/25/24(a)(c)	EUR	3,640	4,259,806
0.00%, 03/25/25(a)(c)	EUR	4,969	5,821,537
0.00%, 02/25/26(a)(c)	EUR	6,720	7,864,646
0.00%, 02/25/27(a)(c)	EUR	1,550	1,807,711
0.00%, 11/25/29(a)(c)	EUR	8,550	9,817,874
0.00%, 11/25/30(a)(c)	EUR	7,000	7,961,718
0.00%, 11/25/31(a)(c)	EUR	8,230	9,259,668
0.25%, 11/25/26(a)	EUR	4,514	5,341,959
0.50%, 05/25/25(a)	EUR	4,997	5,960,456
0.50%, 05/25/26(a)	EUR	6,697	8,013,388
0.50%, 05/25/29(a)	EUR	4,599	5,504,380
0.50%, 05/25/40(e)	EUR	5,030	5,689,954
0.50%, 06/25/44	EUR	320	355,904
0.50%, 05/25/72(e)	EUR	950	884,864
0.75%, 05/25/28(a)	EUR	5,883	7,167,104
0.75%, 11/25/28(a)	EUR	10,651	12,981,742
0.75%, 05/25/53(e)	EUR	3,860	4,321,066
1.00%, 11/25/25(a)	EUR	6,620	8,068,568
1.00%, 05/25/27(a)	EUR	6,340	7,806,673
1.25%, 05/25/34(a)	EUR	6,700	8,548,221
1.25%, 05/25/36(e)	EUR	6,460	8,280,475
1.50%, 05/25/31(a)	EUR	5,940	7,709,588
1.50%, 05/25/50(e)	EUR	3,432	4,689,219
1.75%, 05/25/23(a)	EUR	9,391	11,257,884
1.75%, 11/25/24(a)	EUR	2,710	3,344,566
1.75%, 06/25/39(e)	EUR	2,560	3,576,860
1.75%, 05/25/66(e)	EUR	1,625	2,428,769
2.00%, 05/25/48(e)	EUR	4,425	6,678,228
2.25%, 05/25/24(a)	EUR	2,928	3,625,695
2.50%, 05/25/30(a)	EUR	4,724	6,582,676
2.75%, 10/25/27(a)	EUR	5,069	6,883,991
3.25%, 05/25/45(a)	EUR	3,092	5,584,210
3.50%, 04/25/26(a)	EUR	1,601	2,166,180
4.00%, 10/25/38(a)	EUR	2,277	4,133,731
4.00%, 04/25/55(e)	EUR	1,796	3,992,569
4.00%, 04/25/60(a)	EUR	1,980	4,611,749
4.25%, 10/25/23(a)	EUR	2,000	2,534,992
4.50%, 04/25/41(a)	EUR	3,205	6,377,974
4.75%, 04/25/35(a)	EUR	1,688	3,072,092
5.50%, 04/25/29(a)	EUR	1,865	3,045,787
5.75%, 10/25/32(a)	EUR	1,678	3,097,596
6.00%, 10/25/25(a)	EUR	398	577,576
Gestion Securite de Stocks Securite SA, 0.63%, 10/20/28(a)	EUR	200	237,431
Regie Autonome des Transports Parisiens, 2.88%, 09/09/22(a)	EUR	50	59,451
Region of Ile de France, 0.50%, 06/14/25(a)	EUR	400	473,424

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

France (continued)
SFIL SA
0.00%, 05/24/24(a)(c)	EUR	400	$465,928
0.10%, 10/18/22(a)	EUR	100	116,273
SNCF Reseau, 2.63%, 12/29/25(a)	EUR	300	385,794
Societe Du Grand Paris EPIC
0.00%, 11/25/30(a)(c)	EUR	300	335,741
0.70%, 10/15/60(a)	EUR	400	407,305
1.00%, 02/18/70(a)	EUR	400	436,385
1.13%, 05/25/34(a)	EUR	500	615,206
1.70%, 05/25/50(a)	EUR	300	412,189
Societe Nationale SNCF SA
0.63%, 04/17/30(a)	EUR	500	589,704
1.00%, 05/25/40(a)	EUR	100	114,697
1.00%, 01/19/61(a)	EUR	200	200,742
Unedic Asseo
0.00%, 05/25/31(a)(c)	EUR	1,200	1,349,579
0.13%, 05/25/22(a)	EUR	200	232,116
0.13%, 11/25/24	EUR	200	233,940
0.25%, 11/25/29(a)	EUR	400	464,878
0.25%, 07/16/35(a)	EUR	900	1,003,663
0.30%, 11/04/21(a)	EUR	100	115,605
0.50%, 03/20/29(a)	EUR	500	594,167
0.63%, 02/17/25(a)	EUR	1,100	1,310,180
0.63%, 03/03/26(a)	EUR	600	715,996
0.88%, 10/25/22(a)	EUR	300	351,624
1.25%, 10/21/27(a)	EUR	300	373,035
1.25%, 05/25/33(a)	EUR	200	253,002
1.50%, 04/20/32(a)	EUR	300	387,604
Ville de Paris, 1.38%, 11/20/34(a)	EUR	100	125,976

			276,754,814

Germany — 5.6%
Bundesobligation
0.00%, 04/14/23(a)(c)	EUR	1,392	1,624,262
0.00%, 10/13/23(a)(c)	EUR	7,000	8,191,935
0.00%, 04/05/24(a)(c)	EUR	5,550	6,508,893
0.00%, 10/18/24(a)(c)	EUR	3,100	3,642,084
0.00%, 04/11/25(a)(c)	EUR	1,150	1,352,518
0.00%, 10/10/25(a)	EUR	4,000	4,710,006
0.00%, 04/10/26(a)(c)	EUR	2,700	3,182,562
Bundesobligation Bond, 0.00%, 10/09/26(a)(c)	EUR	1,500	1,767,882
Bundesrepublik Deutschland Bundesanleihe
0.00%, 08/15/26(a)(c)	EUR	6,150	7,253,222
0.00%, 11/15/27(a)(c)	EUR	1,980	2,335,619
0.00%, 11/15/28(a)(c)	EUR	1,760	2,072,586
0.00%, 08/15/29(a)(c)	EUR	2,700	3,178,755
0.00%, 02/15/30(a)(c)	EUR	5,150	6,059,489
0.00%, 08/15/30(a)(c)	EUR	1,760	2,066,991
0.00%, 02/15/31(a)(c)	EUR	3,180	3,724,494
0.00%, 08/15/31(a)(c)	EUR	2,970	3,469,301
0.00%, 05/15/35(a)(c)	EUR	3,700	4,294,993
0.00%, 05/15/36(a)(c)	EUR	890	1,026,309
0.00%, 08/15/50(a)(c)	EUR	3,880	4,346,640
0.00%, 08/15/52(a)	EUR	1,000	1,109,020
0.25%, 02/15/27(a)	EUR	4,161	4,973,034
0.25%, 08/15/28(a)	EUR	2,629	3,153,577
0.25%, 02/15/29(a)	EUR	2,829	3,395,577
0.50%, 02/15/25(a)	EUR	3,069	3,668,423
0.50%, 02/15/26(a)	EUR	2,360	2,840,915
0.50%, 08/15/27(a)	EUR	5,050	6,131,499
0.50%, 02/15/28(a)	EUR	7,720	9,395,612

Security		Par (000)	Value

Germany (continued)
1.00%, 08/15/24(a)	EUR	4,668	$5,634,882
1.00%, 08/15/25(a)	EUR	4,423	5,402,076
1.25%, 08/15/48(a)	EUR	3,097	4,699,460
1.50%, 05/15/23(a)	EUR	4,900	5,851,948
1.50%, 05/15/24(a)	EUR	100	121,811
2.50%, 07/04/44(a)	EUR	3,359	6,099,927
2.50%, 08/15/46(a)	EUR	3,873	7,223,226
3.25%, 07/04/42(a)	EUR	3,000	5,836,539
4.00%, 01/04/37(a)	EUR	2,769	5,206,303
4.25%, 07/04/39(a)	EUR	1,979	4,052,108
4.75%, 07/04/28(a)	EUR	100	155,440
4.75%, 07/04/34(a)	EUR	2,661	5,006,194
4.75%, 07/04/40(a)	EUR	2,365	5,212,830
5.50%, 01/04/31(a)	EUR	1,757	3,114,598
5.63%, 01/04/28(a)	EUR	963	1,532,358
6.25%, 01/04/30(a)	EUR	946	1,685,660
6.50%, 07/04/27(a)	EUR	862	1,392,380
Series G, 0.00%, 08/15/30(a)(c)	EUR	1,710	2,018,410
Series G, 0.00%, 08/15/50(a)(c)	EUR	470	533,154
Free and Hanseatic City of Hamburg
0.00%, 04/07/26(a)(c)	EUR	300	347,910
0.25%, 02/18/41(a)	EUR	200	222,075
0.50%, 04/27/26(a)	EUR	400	474,052
1.45%, 11/05/38(a)	EUR	100	134,429
1.88%, 09/26/22(a)	EUR	500	590,548
Free State of Bavaria, 0.00%, 05/07/27(a)(c)	EUR	700	810,907
Free State of Saxony
0.00%, 01/15/24(a)(c)	EUR	300	348,999
0.00%, 11/05/29(a)(c)	EUR	200	229,008
Gemeinsame Deutsche Bundeslaender
0.00%, 08/26/30(a)(c)	EUR	500	569,989
0.25%, 03/18/24(a)	EUR	500	585,063
0.63%, 10/25/27(a)	EUR	100	119,816
0.63%, 02/13/29(a)	EUR	300	360,308
1.13%, 09/30/24(a)	EUR	400	480,142
HSH Finanzfonds AoeR, 0.13%, 09/20/24	EUR	100	116,273
KfW, 4.00%, 02/27/25(a)	AUD	500	407,035
Land Baden-Wuerttemberg
0.00%, 07/09/32(a)(c)	EUR	200	224,860
0.63%, 01/16/25(a)	EUR	750	888,978
0.63%, 01/27/26(a)	EUR	100	119,081
0.80%, 04/05/28(a)	EUR	200	242,434
Land Berlin
0.00%, 07/02/30(a)(c)	EUR	300	342,371
0.10%, 01/18/30(a)	EUR	300	345,864
0.10%, 01/18/41(a)	EUR	430	464,879
0.25%, 04/22/25(a)	EUR	300	351,468
0.63%, 03/20/26(a)	EUR	100	119,160
0.63%, 02/08/27(a)	EUR	350	418,324
0.75%, 11/11/22(a)	EUR	560	655,892
0.75%, 09/08/23(a)	EUR	540	637,068
0.75%, 04/03/34(a)	EUR	300	363,443
1.00%, 05/19/32(a)	EUR	300	372,963
1.38%, 06/05/37(a)	EUR	420	553,420
Land Nordrhein Westfalen, 0.50%, 01/15/52(a)	EUR	400	477,354
Land Thueringen
0.20%, 10/26/26(a)	EUR	60	70,172
0.50%, 03/02/27(a)	EUR	100	118,773
State of Brandenburg
0.00%, 06/26/28(a)(c)	EUR	500	576,364

104	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
0.25%, 10/19/26(a)	EUR	900	$1,055,330
1.13%, 07/04/33(a)	EUR	100	126,051
State of Bremen
0.00%, 10/06/28(a)(c)	EUR	200	230,136
0.50%, 10/07/22(a)	EUR	300	350,060
0.55%, 02/04/50(a)	EUR	300	358,137
1.20%, 01/30/34(a)	EUR	200	254,285
State of Hesse
0.00%, 03/11/30(a)(c)	EUR	300	343,152
0.25%, 06/10/25(a)	EUR	1,000	1,172,010
0.38%, 07/04/22(a)	EUR	370	430,415
0.38%, 07/06/26(a)	EUR	550	648,827
0.63%, 08/02/28(a)	EUR	600	720,539
0.75%, 08/04/36(a)	EUR	200	242,295
0.88%, 12/10/24(a)	EUR	200	238,739
1.75%, 01/20/23(a)	EUR	50	59,385
State of Lower Saxony
0.00%, 04/15/24(a)(c)	EUR	500	581,768
0.00%, 08/02/24(a)(c)	EUR	280	325,580
0.00%, 09/15/25(a)(c)	EUR	200	232,118
0.00%, 07/10/26(a)(c)	EUR	400	463,704
0.00%, 02/11/27(a)(c)	EUR	200	231,387
0.00%, 08/13/30(a)(c)	EUR	400	456,079
0.05%, 09/20/23(a)	EUR	1,000	1,164,878
0.13%, 03/07/23(a)	EUR	500	582,520
0.38%, 01/09/26(a)	EUR	200	235,667
0.50%, 06/08/26(a)	EUR	450	533,517
0.75%, 02/15/28(a)	EUR	520	628,152
State of North Rhine-Westphalia Germany
0.00%, 12/05/22(a)(c)	EUR	400	464,934
0.00%, 01/15/29(a)(c)	EUR	500	575,098
0.00%, 10/12/35(a)(c)	EUR	300	327,750
0.20%, 02/16/24(a)	EUR	310	362,359
0.20%, 03/31/27(a)	EUR	400	468,074
0.20%, 04/09/30(a)	EUR	300	348,499
0.20%, 01/27/51(a)	EUR	250	272,608
0.25%, 03/13/26(a)	EUR	670	785,673
0.50%, 03/11/25(a)	EUR	300	354,360
0.50%, 04/16/26(a)	EUR	65	77,088
0.50%, 02/16/27(a)	EUR	500	594,629
0.50%, 11/25/39(a)	EUR	100	116,473
0.63%, 11/17/23(a)	EUR	500	589,086
0.63%, 07/21/31(a)	EUR	160	192,327
0.75%, 08/16/41(a)	EUR	50	60,944
0.80%, 07/30/49(a)	EUR	430	546,539
0.95%, 01/10/2121(a)	EUR	340	408,864
1.00%, 01/16/25(a)	EUR	700	839,084
1.10%, 03/13/34(a)	EUR	700	882,360
1.25%, 05/12/36(a)	EUR	200	257,721
1.38%, 01/15/2120(a)	EUR	360	536,667
1.45%, 02/16/43(a)	EUR	250	347,181
1.50%, 06/12/40(a)	EUR	300	411,333
1.55%, 06/16/48(a)	EUR	300	444,882
1.63%, 10/24/30(a)	EUR	320	417,603
1.65%, 02/22/38(a)	EUR	380	521,289
1.65%, 05/16/47(a)	EUR	170	252,713
1.75%, 10/26/57(a)	EUR	480	784,744
1.75%, 07/11/68(a)	EUR	50	82,993
1.88%, 09/15/22(a)	EUR	650	767,269
1.95%, 09/26/78(a)	EUR	340	626,195

Security		Par (000)	Value

Germany (continued)
2.15%, 03/21/2119(a)	EUR	350	$703,369
State of Rhineland-Palatinate
0.05%, 01/23/30(a)	EUR	400	459,149
0.38%, 01/26/27(a)	EUR	300	354,003
0.75%, 01/19/26(a)	EUR	500	598,184
State of Saxony-Anhalt
0.00%, 04/01/25(a)(c)	EUR	300	348,565
0.50%, 06/25/27(a)	EUR	400	475,463
State of Schleswig-Holstein Germany
0.13%, 05/24/23(a)	EUR	300	349,678
0.13%, 06/12/29(a)	EUR	500	578,925
0.20%, 08/15/39(a)	EUR	250	276,923
0.38%, 10/30/24(a)	EUR	300	352,637
0.38%, 02/08/27(a)	EUR	200	236,020

			219,509,910

Hungary — 0.2%
Hungary Government Bond
1.50%, 08/24/22	HUF	51,000	163,675
1.75%, 10/26/22	HUF	178,130	572,910
2.50%, 10/24/24	HUF	404,520	1,293,485
2.75%, 12/22/26	HUF	206,950	646,109
3.00%, 10/27/27	HUF	304,520	951,569
3.00%, 08/21/30	HUF	150,000	456,386
3.00%, 10/27/38	HUF	40,000	109,014
3.25%, 10/22/31	HUF	218,930	671,013
5.50%, 06/24/25	HUF	143,210	500,781
6.75%, 10/22/28	HUF	201,750	772,821
Hungary Government International Bond
1.25%, 10/22/25(a)	EUR	250	301,375
1.63%, 04/28/32(a)	EUR	823	989,462

			7,428,600

Iceland — 0.0%
Iceland Government International Bond, 0.50%, 12/20/22(a)	EUR	100	116,371

Indonesia — 0.8%
Indonesia Government International Bond
0.90%, 02/14/27	EUR	100	115,456
1.40%, 10/30/31	EUR	200	231,302
1.75%, 04/24/25	EUR	200	239,798
2.63%, 06/14/23(a)	EUR	250	300,251
3.38%, 07/30/25(a)	EUR	500	634,997
3.75%, 06/14/28(a)	EUR	200	269,348
Indonesia Treasury Bond
5.63%, 05/15/23	IDR	15,000,000	1,087,274
6.25%, 06/15/36	IDR	17,555,000	1,236,972
6.38%, 04/15/32	IDR	10,000,000	723,748
6.50%, 06/15/25	IDR	22,543,000	1,678,087
6.50%, 02/15/31	IDR	24,342,000	1,758,277
6.88%, 08/15/51	IDR	15,000,000	1,066,014
7.00%, 05/15/27	IDR	25,000,000	1,897,653
7.00%, 09/15/30	IDR	20,048,000	1,492,870
7.25%, 02/15/26	IDR	36,000,000	2,754,448
7.50%, 08/15/32	IDR	18,000,000	1,360,453
7.50%, 06/15/35	IDR	28,000,000	2,096,062
7.50%, 04/15/40	IDR	10,210,000	756,963
8.13%, 05/15/24	IDR	18,000,000	1,389,268
8.25%, 05/15/29	IDR	53,031,000	4,218,299
8.25%, 05/15/36	IDR	18,000,000	1,430,586
8.38%, 03/15/24	IDR	15,790,000	1,218,374

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Indonesia (continued)
8.38%, 09/15/26	IDR	9,000,000	$721,753
8.38%, 04/15/39	IDR	19,760,000	1,576,002
8.75%, 02/15/44	IDR	12,320,000	1,020,975
Perusahaan Penerbit SBSN Indonesia, 8.88%, 11/15/31	IDR	7,600,000	633,738

			31,908,968

Ireland — 0.5%
Ireland Government Bond
0.00%, 10/18/22(a)(c)	EUR	500	581,272
0.00%, 10/18/31(a)(c)	EUR	790	883,888
0.20%, 05/15/27(a)	EUR	2,050	2,407,622
0.20%, 10/18/30(a)	EUR	770	889,141
0.40%, 05/15/35(a)	EUR	483	554,065
0.55%, 04/22/41(a)	EUR	680	770,256
0.90%, 05/15/28(a)	EUR	520	636,514
1.00%, 05/15/26(a)	EUR	928	1,133,808
1.10%, 05/15/29(a)	EUR	1,064	1,322,343
1.30%, 05/15/33(a)	EUR	758	965,082
1.35%, 03/18/31(a)	EUR	492	628,744
1.50%, 05/15/50(a)	EUR	780	1,058,066
1.70%, 05/15/37(a)	EUR	530	720,352
2.00%, 02/18/45(a)	EUR	1,051	1,558,983
2.40%, 05/15/30(a)	EUR	1,273	1,751,867
3.40%, 03/18/24(a)	EUR	1,650	2,086,562
5.40%, 03/13/25	EUR	864	1,192,688

			19,141,253

Isle Of Man — 0.0%
Isle of Man Government International Bond, 1.63%, 09/14/51 (Call 03/14/51)(a)	GBP	150	200,834

Israel — 0.3%
Israel Government Bond - Fixed
0.50%, 02/27/26	ILS	2,650	828,529
1.00%, 03/31/30	ILS	4,730	1,467,590
1.25%, 11/30/22	ILS	1,200	384,221
1.50%, 11/30/23	ILS	2,760	892,493
1.50%, 05/31/37	ILS	2,700	802,137
1.75%, 08/31/25	ILS	3,049	1,004,464
2.00%, 03/31/27	ILS	1,550	520,260
2.25%, 09/28/28	ILS	4,628	1,580,689
3.75%, 03/31/24	ILS	1,377	470,392
3.75%, 03/31/47	ILS	2,551	1,018,725
4.25%, 03/31/23	ILS	450	150,488
5.50%, 01/31/22	ILS	500	160,406
5.50%, 01/31/42	ILS	2,210	1,092,352
6.25%, 10/30/26	ILS	650	248,154
Israel Government International Bond
1.50%, 01/18/27(a)	EUR	100	123,890
1.50%, 01/16/29(a)	EUR	500	627,407
2.50%, 01/16/49(a)	EUR	200	292,151

			11,664,348

Italy — 5.5%
Cassa Depositi e Prestiti SpA
0.75%, 11/21/22(a)	EUR	200	233,658
1.00%, 09/21/28(a)	EUR	300	350,636
1.00%, 02/11/30(a)	EUR	100	115,116
1.50%, 06/21/24(a)	EUR	100	119,807
2.13%, 03/21/26(a)	EUR	100	124,099

Security		Par (000)	Value

Italy (continued)
Italy Buoni Poliennali Del Tesoro
0.00%, 04/15/24(a)	EUR	6,670	$7,710,134
0.00%, 08/15/24(a)	EUR	3,360	3,875,731
0.00%, 04/01/26(a)(c)	EUR	1,500	1,705,406
0.25%, 03/15/28(a)	EUR	3,160	3,552,905
0.30%, 08/15/23(a)	EUR	2,410	2,811,980
0.35%, 02/01/25(a)	EUR	3,378	3,933,474
0.50%, 02/01/26(a)	EUR	6,270	7,294,797
0.50%, 07/15/28(a)	EUR	2,000	2,274,823
0.60%, 08/01/31(e)	EUR	4,500	4,951,523
0.65%, 10/15/23(a)	EUR	3,750	4,404,923
0.85%, 01/15/27(a)	EUR	1,900	2,235,034
0.95%, 03/15/23(a)	EUR	2,050	2,410,774
0.95%, 08/01/30(a)	EUR	2,272	2,614,455
0.95%, 12/01/31(e)	EUR	1,670	1,891,021
1.25%, 12/01/26(a)	EUR	2,307	2,772,794
1.35%, 04/01/30(a)	EUR	2,829	3,373,568
1.45%, 11/15/24(a)	EUR	3,793	4,566,541
1.45%, 05/15/25(a)	EUR	2,681	3,239,817
1.45%, 03/01/36(e)	EUR	4,700	5,442,490
1.50%, 06/01/25(a)	EUR	945	1,143,742
1.50%, 04/30/45(e)	EUR	680	751,036
1.60%, 06/01/26(a)	EUR	1,270	1,549,395
1.65%, 12/01/30(e)	EUR	3,013	3,664,110
1.65%, 03/01/32(e)	EUR	6,032	7,295,910
1.70%, 09/01/51(e)	EUR	1,280	1,427,358
1.80%, 03/01/41	EUR	3,170	3,742,354
1.85%, 05/15/24(a)	EUR	2,680	3,243,875
1.85%, 07/01/25(e)	EUR	760	931,107
2.00%, 12/01/25(a)	EUR	2,082	2,575,267
2.00%, 02/01/28(a)	EUR	1,308	1,636,958
2.05%, 08/01/27(a)	EUR	789	988,115
2.10%, 07/15/26(a)	EUR	5,892	7,350,799
2.15%, 03/01/72(e)	EUR	320	362,903
2.15%, 03/01/72	EUR	230	260,836
2.20%, 06/01/27(a)	EUR	3,614	4,559,842
2.25%, 09/01/36(e)	EUR	2,455	3,140,537
2.45%, 10/01/23(a)	EUR	2,169	2,635,014
2.45%, 09/01/33(e)	EUR	2,170	2,823,590
2.45%, 09/01/50(e)	EUR	2,240	2,934,224
2.50%, 12/01/24(a)	EUR	819	1,017,231
2.50%, 11/15/25(a)	EUR	2,750	3,463,902
2.70%, 03/01/47(e)	EUR	2,380	3,255,809
2.80%, 12/01/28(a)	EUR	3,078	4,056,240
2.80%, 03/01/67(e)	EUR	990	1,336,442
2.95%, 09/01/38(e)	EUR	1,854	2,590,300
3.00%, 08/01/29(a)	EUR	2,949	3,957,388
3.10%, 03/01/40(e)	EUR	1,457	2,081,768
3.25%, 09/01/46(e)	EUR	1,981	2,961,154
3.35%, 03/01/35(e)	EUR	2,740	3,914,829
3.45%, 03/01/48(e)	EUR	1,781	2,764,152
3.50%, 03/01/30(e)	EUR	3,437	4,794,227
3.85%, 09/01/49(e)	EUR	1,413	2,355,485
4.00%, 02/01/37(e)	EUR	2,590	4,014,289
4.50%, 05/01/23(a)	EUR	2,710	3,358,976
4.50%, 03/01/26(e)	EUR	1,359	1,852,920
4.75%, 08/01/23(e)	EUR	2,700	3,394,367
4.75%, 09/01/28(e)	EUR	2,892	4,233,266
4.75%, 09/01/44(e)	EUR	1,870	3,393,078
5.00%, 03/01/25(e)	EUR	1,912	2,566,722

106	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
5.00%, 08/01/34(e)	EUR	1,998	$3,298,996
5.00%, 08/01/39(e)	EUR	1,684	2,979,138
5.00%, 09/01/40(e)	EUR	2,317	4,151,466
5.25%, 11/01/29(a)	EUR	2,240	3,472,043
5.50%, 11/01/22(a)	EUR	1,930	2,361,866
5.75%, 02/01/33(a)	EUR	1,850	3,157,258
6.00%, 05/01/31(a)	EUR	2,905	4,864,827
6.50%, 11/01/27(a)	EUR	1,916	2,979,604

			213,650,221

Japan — 11.0%
Development Bank of Japan Inc., 0.88%, 10/10/25(a)	EUR	700	834,366
Japan Government Five Year Bond
0.00%, 03/20/26(c)	JPY	245,600	2,163,370
0.00%, 06/20/26	JPY	400,000	3,523,404
0.10%, 03/20/23	JPY	923,850	8,129,232
0.10%, 06/20/23	JPY	304,200	2,678,161
0.10%, 12/20/23	JPY	826,100	7,280,625
0.10%, 03/20/24	JPY	726,350	6,404,052
0.10%, 06/20/24	JPY	828,450	7,307,005
0.10%, 09/20/24	JPY	925,000	8,162,805
0.10%, 12/20/24	JPY	1,500,000	13,243,562
0.10%, 03/20/25	JPY	450,000	3,974,332
0.10%, 09/20/25	JPY	68,450	605,135
0.10%, 12/20/25	JPY	535,150	4,732,327
Japan Government Forty Year Bond
0.40%, 03/20/56	JPY	163,000	1,304,000
0.50%, 03/20/59	JPY	92,750	761,034
0.50%, 03/20/60	JPY	234,100	1,918,069
0.70%, 03/20/61	JPY	36,350	318,435
0.80%, 03/20/58	JPY	100,000	908,085
0.90%, 03/20/57	JPY	170,550	1,594,813
1.40%, 03/20/55	JPY	112,550	1,197,202
1.70%, 03/20/54	JPY	122,200	1,388,164
1.90%, 03/20/53	JPY	73,650	869,183
2.00%, 03/20/52	JPY	84,500	1,010,701
2.20%, 03/20/49	JPY	77,000	939,734
2.20%, 03/20/50	JPY	65,950	809,118
2.20%, 03/20/51	JPY	80,800	999,737
Japan Government Ten Year Bond
0.10%, 03/20/26	JPY	391,700	3,464,659
0.10%, 06/20/26	JPY	1,640,700	14,516,758
0.10%, 09/20/26	JPY	716,100	6,338,372
0.10%, 12/20/26	JPY	403,300	3,570,377
0.10%, 03/20/27	JPY	505,000	4,472,667
0.10%, 06/20/27	JPY	581,350	5,149,646
0.10%, 09/20/27	JPY	805,450	7,135,732
0.10%, 12/20/27	JPY	377,000	3,340,324
0.10%, 03/20/28	JPY	754,450	6,682,981
0.10%, 06/20/28	JPY	645,250	5,715,904
0.10%, 09/20/28	JPY	268,650	2,379,040
0.10%, 12/20/28	JPY	193,100	1,709,479
0.10%, 03/20/29	JPY	221,000	1,956,938
0.10%, 06/20/29	JPY	346,600	3,067,718
0.10%, 09/20/29	JPY	610,000	5,396,366
0.10%, 12/20/29	JPY	757,700	6,697,277
0.10%, 03/20/30	JPY	979,650	8,657,278
0.10%, 06/20/30	JPY	723,650	6,392,945
0.10%, 09/20/30	JPY	585,550	5,167,071
0.10%, 12/20/30	JPY	961,250	8,469,289

Security		Par (000)	Value

Japan (continued)
0.10%, 03/20/31	JPY	875,250	$7,704,350
0.10%, 06/20/31	JPY	435,000	3,822,275
0.30%, 12/20/24	JPY	210,000	1,865,670
0.30%, 12/20/25	JPY	328,600	2,930,342
0.40%, 03/20/25	JPY	171,500	1,529,785
0.40%, 06/20/25	JPY	425,000	3,796,157
0.40%, 09/20/25	JPY	356,950	3,192,898
0.50%, 09/20/24	JPY	823,500	7,350,627
0.50%, 12/20/24	JPY	404,250	3,613,724
0.60%, 03/20/23	JPY	200,000	1,771,862
0.60%, 12/20/23	JPY	365,200	3,252,531
0.60%, 03/20/24	JPY	265,200	2,365,684
0.60%, 06/20/24	JPY	326,650	2,918,914
0.70%, 12/20/22	JPY	254,700	2,255,126
0.80%, 12/20/22	JPY	205,000	1,817,112
0.80%, 06/20/23	JPY	130,000	1,157,471
Japan Government Thirty Year Bond
0.30%, 06/20/46	JPY	261,500	2,158,101
0.40%, 06/20/49	JPY	18,950	155,797
0.40%, 09/20/49	JPY	107,450	881,132
0.40%, 12/20/49	JPY	131,750	1,078,552
0.40%, 03/20/50	JPY	156,300	1,279,322
0.50%, 09/20/46	JPY	184,350	1,592,778
0.50%, 03/20/49	JPY	188,800	1,598,741
0.60%, 12/20/46	JPY	122,000	1,075,869
0.60%, 06/20/50	JPY	175,100	1,510,461
0.60%, 09/20/50	JPY	146,800	1,266,170
0.70%, 12/20/48	JPY	130,450	1,164,464
0.70%, 12/20/50	JPY	403,150	3,571,737
0.70%, 03/20/51	JPY	199,750	1,767,632
0.70%, 06/20/51	JPY	150,000	1,327,475
0.80%, 03/20/46	JPY	180,250	1,670,082
0.80%, 03/20/47	JPY	108,000	997,002
0.80%, 06/20/47	JPY	75,000	691,882
0.80%, 09/20/47	JPY	50,000	460,412
0.80%, 12/20/47	JPY	70,000	644,098
0.80%, 03/20/48	JPY	141,600	1,299,117
0.90%, 09/20/48	JPY	121,800	1,141,548
1.40%, 09/20/45	JPY	148,850	1,556,777
1.40%, 12/20/45	JPY	148,100	1,549,583
1.50%, 12/20/44	JPY	104,500	1,110,446
1.50%, 03/20/45	JPY	192,600	2,047,855
1.70%, 12/20/43	JPY	147,850	1,618,716
1.70%, 03/20/44	JPY	103,800	1,137,570
1.70%, 06/20/44	JPY	88,500	970,864
1.70%, 09/20/44	JPY	206,850	2,273,762
1.80%, 03/20/43	JPY	99,600	1,103,967
1.80%, 09/20/43	JPY	121,000	1,345,826
1.90%, 09/20/42	JPY	124,000	1,391,770
1.90%, 06/20/43	JPY	102,200	1,153,069
2.00%, 09/20/40	JPY	242,600	2,728,891
2.00%, 09/20/41	JPY	138,000	1,561,873
2.00%, 03/20/42	JPY	196,400	2,232,231
2.20%, 09/20/39	JPY	40,000	458,995
2.20%, 03/20/41	JPY	92,000	1,067,596
2.30%, 03/20/35	JPY	34,550	385,259
2.30%, 06/20/35	JPY	53,250	595,615
2.30%, 12/20/35	JPY	155,000	1,744,119
2.30%, 03/20/39	JPY	34,500	399,734
2.30%, 03/20/40	JPY	95,000	1,109,418

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan (continued)
2.40%, 09/20/38	JPY	100,500	$1,173,692
2.50%, 06/20/34	JPY	20,150	227,315
2.50%, 09/20/37	JPY	49,000	573,765
2.50%, 03/20/38	JPY	5,000	58,846
Japan Government Twenty Year Bond
0.20%, 06/20/36	JPY	261,200	2,264,138
0.30%, 06/20/39	JPY	75,450	650,542
0.30%, 09/20/39	JPY	167,650	1,442,768
0.30%, 12/20/39	JPY	69,850	599,953
0.40%, 03/20/36	JPY	470,300	4,200,618
0.40%, 03/20/39	JPY	195,900	1,721,582
0.40%, 03/20/40	JPY	399,750	3,489,390
0.40%, 06/20/40	JPY	253,900	2,212,667
0.40%, 09/20/40	JPY	210,350	1,831,111
0.50%, 09/20/36	JPY	444,750	4,017,559
0.50%, 03/20/38	JPY	120,000	1,077,331
0.50%, 12/20/38	JPY	275,000	2,459,377
0.50%, 12/20/40	JPY	411,050	3,638,230
0.50%, 03/20/41	JPY	339,300	2,998,135
0.60%, 12/20/36	JPY	260,850	2,388,171
0.60%, 06/20/37	JPY	250,000	2,284,887
0.60%, 09/20/37	JPY	77,000	703,117
0.60%, 12/20/37	JPY	135,000	1,231,577
0.70%, 03/20/37	JPY	192,300	1,783,991
0.80%, 06/20/23	JPY	100,000	890,371
1.00%, 12/20/35	JPY	592,250	5,727,690
1.20%, 12/20/34	JPY	360,350	3,559,205
1.20%, 03/20/35	JPY	121,000	1,196,093
1.20%, 09/20/35	JPY	298,450	2,955,670
1.30%, 06/20/35	JPY	273,050	2,734,549
1.40%, 09/20/34	JPY	417,350	4,211,070
1.50%, 03/20/34	JPY	262,000	2,664,619
1.50%, 06/20/34	JPY	159,500	1,624,598
1.60%, 06/20/30	JPY	29,550	294,572
1.60%, 03/20/32	JPY	80,400	813,297
1.60%, 03/20/33	JPY	97,000	989,149
1.60%, 12/20/33	JPY	207,000	2,123,705
1.70%, 12/20/31	JPY	95,000	967,312
1.70%, 03/20/32	JPY	56,000	571,517
1.70%, 06/20/32	JPY	68,150	697,124
1.70%, 09/20/32	JPY	115,050	1,179,299
1.70%, 12/20/32	JPY	103,000	1,057,916
1.70%, 06/20/33	JPY	92,300	952,794
1.70%, 09/20/33	JPY	150,000	1,551,551
1.80%, 09/20/31	JPY	206,750	2,117,131
1.80%, 12/20/31	JPY	110,000	1,129,726
1.90%, 12/20/28	JPY	118,000	1,178,230
1.90%, 09/20/30	JPY	75,000	766,741
1.90%, 06/20/31	JPY	80,000	824,419
2.00%, 03/20/27	JPY	35,000	341,515
2.00%, 06/20/30	JPY	34,200	351,266
2.10%, 09/20/25	JPY	70,000	666,601
2.10%, 12/20/26	JPY	140,350	1,369,452
2.10%, 09/20/27	JPY	60,000	593,583
2.10%, 12/20/27	JPY	50,000	496,877
2.10%, 06/20/29	JPY	129,350	1,318,320
2.10%, 09/20/29	JPY	43,950	449,638
2.10%, 03/20/30	JPY	137,200	1,413,795
2.10%, 12/20/30	JPY	205,000	2,134,860
2.20%, 03/20/26	JPY	219,350	2,117,904

Security		Par (000)	Value

Japan (continued)
2.20%, 03/20/28	JPY	75,000	$752,816
2.20%, 12/20/29	JPY	105,050	1,086,188
2.20%, 03/20/30	JPY	355,000	3,686,051
2.30%, 06/20/27	JPY	50,000	497,491
Japan Government Two Year Bond
0.00%, 04/01/23	JPY	1,830,000	16,083,288
0.00%, 06/01/23(c)	JPY	637,950	5,607,411

			426,332,474

Kazakhstan — 0.0%
Kazakhstan Government International Bond
0.60%, 09/30/26(a)	EUR	200	229,734
1.50%, 09/30/34(a)	EUR	100	116,125
1.55%, 11/09/23(a)	EUR	100	118,995

			464,854

Latvia — 0.0%
Latvia Government International Bond
1.38%, 09/23/25(a)	EUR	100	122,322
1.88%, 02/19/49(a)	EUR	240	368,651

			490,973

Lithuania — 0.0%
Lithuania Government International Bond
0.75%, 05/06/30(a)	EUR	530	642,046
0.95%, 05/26/27(a)	EUR	220	267,545
2.13%, 10/22/35(a)	EUR	60	85,256
Republic of Lithuania, 1.63%, 06/19/49(a)	EUR	270	390,368

			1,385,215

Luxembourg — 0.1%
Luxembourg Government Bond
0.00%, 04/28/25(a)(c)	EUR	700	815,123
0.63%, 02/01/27(a)	EUR	401	480,833
2.13%, 07/10/23(a)	EUR	217	261,852
2.25%, 03/19/28(a)	EUR	190	251,468
State of the Grand-Duchy of Luxembourg, 0.00%, 03/24/31(a)(c)	EUR	940	1,071,296

			2,880,572

Malaysia — 0.6%
Malaysia Government Bond
3.48%, 03/15/23	MYR	2,200	539,964
3.48%, 06/14/24	MYR	5,180	1,275,173
3.62%, 11/30/21	MYR	7,080	1,712,057
3.76%, 05/22/40	MYR	6,500	1,482,741
3.80%, 08/17/23	MYR	2,500	618,510
3.84%, 04/15/33	MYR	3,000	714,668
3.90%, 11/30/26	MYR	1,900	473,082
3.90%, 11/16/27	MYR	7,400	1,837,562
3.91%, 07/15/26	MYR	3,700	921,122
3.96%, 09/15/25	MYR	5,850	1,461,681
4.06%, 09/30/24	MYR	7,500	1,878,242
4.07%, 06/15/50	MYR	1,500	345,073
4.23%, 06/30/31	MYR	9,110	2,278,600
4.25%, 05/31/35	MYR	800	197,388
4.50%, 04/15/30	MYR	850	217,118
4.64%, 11/07/33	MYR	2,660	680,487
4.74%, 03/15/46	MYR	2,170	548,133
4.76%, 04/07/37	MYR	3,495	892,976
4.89%, 06/08/38	MYR	4,240	1,097,629
4.92%, 07/06/48	MYR	4,790	1,229,530
4.94%, 09/30/43	MYR	450	116,666

108	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Malaysia (continued)
Malaysia Government Investment Issue
3.42%, 09/30/27	MYR	4,790	$1,155,407
3.99%, 10/15/25	MYR	150	37,458
4.37%, 10/31/28	MYR	7,080	1,801,100
4.58%, 08/30/33	MYR	1,600	406,654

			23,919,021

Mexico — 0.5%
Mexican Bonos
Series M, 5.75%, 03/05/26	MXN	69,000	3,169,516
Series M, 7.75%, 05/29/31	MXN	25,000	1,235,003
Series M, 7.75%, 11/23/34	MXN	6,000	295,856
Series M, 7.75%, 11/13/42	MXN	20,000	955,081
Series M, 8.00%, 12/07/23	MXN	8,000	396,860
Series M, 8.00%, 09/05/24	MXN	56,000	2,782,646
Series M, 8.00%, 11/07/47	MXN	12,000	586,478
Series M 20, 7.50%, 06/03/27	MXN	34,000	1,660,299
Series M 20, 8.50%, 05/31/29	MXN	45,000	2,318,173
Series M 20, 10.00%, 12/05/24	MXN	19,000	997,380
Series M 30, 8.50%, 11/18/38	MXN	19,500	1,001,037
Series M 30, 10.00%, 11/20/36	MXN	22,000	1,291,822
Mexico Government International Bond
1.13%, 01/17/30 (Call 10/17/29)	EUR	300	336,018
1.35%, 09/18/27 (Call 06/18/27)	EUR	300	354,783
1.38%, 01/15/25	EUR	250	298,999
1.75%, 04/17/28	EUR	500	601,120
2.13%, 10/25/51 (Call 04/25/51)	EUR	300	289,429
2.88%, 04/08/39	EUR	400	469,905
3.00%, 03/06/45	EUR	200	238,245
5.63%, 03/19/2114	GBP	100	146,613
6.75%, 02/06/24	GBP	100	153,224

			19,578,487

Netherlands — 1.3%
BNG Bank NV
0.00%, 08/31/28(a)(c)	EUR	400	460,592
0.05%, 07/11/23(a)	EUR	500	582,115
0.13%, 04/11/26(a)	EUR	500	582,780
0.13%, 07/09/35(a)	EUR	200	223,402
0.50%, 04/16/25(a)	EUR	400	472,744
0.88%, 10/24/36(a)	EUR	200	246,441
1.60%, 11/27/30(a)	AUD	310	217,011
Nederlandse Waterschapsbank NV, 3.00%, 11/16/23(a)	EUR	700	864,023
Nederlandse Waterschapsbank NV
0.00%, 02/16/37(a)(c)	EUR	500	542,511
0.25%, 12/15/25(a)	GBP	300	397,037
0.38%, 09/28/46(a)	EUR	300	342,174
Netherlands Government Bond
0.00%, 01/15/24(c)(e)	EUR	500	585,387
0.00%, 07/15/30(c)(e)	EUR	2,650	3,072,192
0.00%, 07/15/31(c)(e)	EUR	1,550	1,785,260
0.00%, 01/15/38(c)(e)	EUR	300	335,817
0.00%, 01/15/52(c)(e)	EUR	1,130	1,212,019
0.25%, 07/15/25(e)	EUR	1,000	1,185,663
0.25%, 07/15/29(e)	EUR	1,002	1,190,172
0.50%, 07/15/26(e)	EUR	3,739	4,500,315
0.50%, 01/15/40(e)	EUR	1,460	1,791,759
0.75%, 07/15/27(e)	EUR	3,439	4,210,514
0.75%, 07/15/28(e)	EUR	1,922	2,362,785
1.75%, 07/15/23(e)	EUR	1,545	1,859,568

Security		Par (000)	Value

Netherlands (continued)
2.00%, 07/15/24(e)	EUR	4,071	$5,031,494
2.50%, 01/15/33(e)	EUR	1,468	2,158,593
2.75%, 01/15/47(e)	EUR	1,817	3,438,649
3.75%, 01/15/42(e)	EUR	2,282	4,529,036
4.00%, 01/15/37(e)	EUR	2,220	4,061,457
7.50%, 01/15/23(e)	EUR	217	275,691

			48,517,201

New Zealand — 0.3%
Housing New Zealand Ltd., 3.42%, 10/18/28	NZD	500	368,289
New Zealand Government Bond
0.50%, 05/15/24	NZD	1,000	689,111
1.50%, 05/15/31	NZD	910	592,693
1.75%, 05/15/41	NZD	680	403,445
2.75%, 04/15/25(a)	NZD	2,630	1,917,469
2.75%, 04/15/37(a)	NZD	2,530	1,796,590
2.75%, 05/15/51	NZD	500	340,102
3.00%, 04/20/29	NZD	2,230	1,654,028
3.50%, 04/14/33(a)	NZD	430	333,747
4.50%, 04/15/27(a)	NZD	1,640	1,303,135
5.50%, 04/15/23(a)	NZD	1,220	923,411
New Zealand Local Government Funding Agency Bond
1.50%, 04/15/26(a)	NZD	200	135,541
3.50%, 04/14/33	NZD	200	147,951

			10,605,512

Norway — 0.2%
Kommunalbanken AS
0.05%, 10/24/29(a)	EUR	300	341,543
0.60%, 06/01/26	AUD	286	203,199
1.50%, 12/15/23(a)	GBP	200	277,019
4.25%, 07/16/25	AUD	150	123,318
Norway Government Bond
1.25%, 09/17/31(e)	NOK	6,470	735,458
1.38%, 08/19/30	NOK	9,130	1,054,015
1.50%, 02/19/26(e)	NOK	7,670	905,321
1.75%, 03/13/25(e)	NOK	4,400	525,147
1.75%, 02/17/27(e)	NOK	5,794	690,460
1.75%, 09/06/29(e)	NOK	3,117	371,008
2.00%, 05/24/23(e)	NOK	7,533	903,659
2.00%, 04/26/28(e)	NOK	6,000	725,470
3.00%, 03/14/24(e)	NOK	7,287	894,850

			7,750,467

Peru — 0.1%
Peru Government Bond
5.35%, 08/12/40	PEN	3,760	796,428
5.40%, 08/12/34	PEN	1,930	441,747
6.15%, 08/12/32	PEN	2,970	751,543
6.35%, 08/12/28	PEN	3,820	1,014,036
Peruvian Government International Bond
2.75%, 01/30/26	EUR	100	127,607
3.75%, 03/01/30	EUR	200	273,688

			3,405,049

Philippines — 0.0%
Philippine Government International Bond
0.70%, 02/03/29	EUR	100	114,382
0.88%, 05/17/27	EUR	200	233,801
1.20%, 04/28/33	EUR	100	114,588
1.75%, 04/28/41	EUR	100	112,759

			575,530

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Poland — 0.4%
Bank Gospodarstwa Krajowego
1.38%, 06/01/25(a)	EUR	200	$241,854
1.63%, 04/30/28(a)	EUR	100	123,931
Republic of Poland Government Bond
0.25%, 10/25/26	PLN	8,000	1,805,973
1.25%, 10/25/30	PLN	2,100	465,594
2.25%, 10/25/24	PLN	5,000	1,258,682
2.50%, 04/25/24	PLN	4,420	1,119,743
2.50%, 07/25/26	PLN	10,390	2,627,312
2.50%, 07/25/27	PLN	5,088	1,281,051
2.75%, 04/25/28	PLN	3,420	870,779
2.75%, 10/25/29	PLN	2,500	632,017
4.00%, 04/25/47	PLN	2,250	645,728
Republic of Poland Government International Bond
0.88%, 05/10/27(a)	EUR	200	239,421
1.00%, 10/25/28(a)	EUR	200	242,318
1.00%, 03/07/29(a)	EUR	800	969,690
1.50%, 09/09/25(a)	EUR	100	121,958
1.50%, 01/19/26(a)	EUR	250	306,074
2.00%, 03/08/49(a)	EUR	50	69,547
3.00%, 01/15/24(a)	EUR	200	247,023
4.50%, 01/18/22(a)	EUR	160	186,813
5.25%, 01/20/25	EUR	937	1,261,993

			14,717,501

Portugal — 0.7%
Portugal Obrigacoes do Tesouro OT
0.30%, 10/17/31(e)	EUR	1,000	1,131,470
0.48%, 10/18/30(e)	EUR	830	968,729
0.70%, 10/15/27(e)	EUR	150	180,374
0.90%, 10/12/35(e)	EUR	890	1,046,824
1.00%, 04/12/52(e)	EUR	370	398,040
1.95%, 06/15/29	EUR	1,808	2,364,053
2.13%, 10/17/28(e)	EUR	1,240	1,632,731
2.20%, 10/17/22(e)	EUR	4,770	5,661,071
2.25%, 04/18/34(e)	EUR	990	1,359,743
2.88%, 10/15/25(e)	EUR	1,160	1,508,835
2.88%, 07/21/26(e)	EUR	1,110	1,469,179
3.88%, 02/15/30(e)	EUR	800	1,196,275
4.10%, 04/15/37(e)	EUR	843	1,443,178
4.10%, 02/15/45(e)	EUR	490	927,545
4.13%, 04/14/27(e)	EUR	1,414	2,009,852
4.95%, 10/25/23(e)	EUR	1,500	1,923,925
5.65%, 02/15/24(e)	EUR	1,320	1,741,288

			26,963,112

Romania — 0.2%
Romania Government Bond
1.75%, 07/13/30(a)	EUR	400	443,626
4.15%, 01/26/28	RON	5,180	1,168,980
4.75%, 10/11/34	RON	2,120	483,441
4.85%, 04/22/26	RON	5,640	1,337,082
Romanian Government International Bond
2.00%, 12/08/26(a)	EUR	200	243,946
2.00%, 01/28/32(a)	EUR	150	165,372
2.00%, 04/14/33(a)	EUR	300	325,569
2.12%, 07/16/31(a)	EUR	200	226,516
2.38%, 04/19/27(a)	EUR	250	308,507
2.75%, 10/29/25(a)	EUR	210	264,001
2.75%, 04/14/41(a)	EUR	200	212,808
2.88%, 05/26/28(a)	EUR	150	188,666

Security		Par (000)	Value

Romania (continued)
2.88%, 03/11/29(a)	EUR	397	$493,375
3.38%, 02/08/38(a)	EUR	350	413,093
3.38%, 01/28/50(a)	EUR	310	349,645
3.50%, 04/03/34(a)	EUR	200	247,174
3.62%, 05/26/30(a)	EUR	200	255,492
3.63%, 04/24/24(a)	EUR	50	62,534
4.63%, 04/03/49(a)	EUR	350	469,425

			7,659,252

Russia — 0.3%
Russian Federal Bond - OFZ
5.70%, 05/17/28	RUB	157,180	1,947,438
5.90%, 03/12/31	RUB	85,380	1,035,688
6.10%, 07/18/35	RUB	108,650	1,293,532
6.90%, 05/23/29	RUB	48,610	641,016
7.05%, 01/19/28	RUB	29,526	394,338
7.10%, 10/16/24	RUB	65,140	891,926
7.40%, 07/17/24	RUB	85,000	1,172,933
7.65%, 04/10/30	RUB	65,490	900,801
7.70%, 03/23/33	RUB	66,250	912,105
7.75%, 09/16/26	RUB	60,000	829,874
7.95%, 10/07/26	RUB	100,000	1,397,059
8.50%, 09/17/31	RUB	39,982	580,837
Russian Foreign Bond - Eurobond
2.65%, 05/27/36(a)	EUR	200	235,419
2.88%, 12/04/25(a)	EUR	400	505,801

			12,738,767

Saudi Arabia — 0.0%
Saudi Government International Bond
0.63%, 03/03/30(a)	EUR	100	113,608
2.00%, 07/09/39(a)	EUR	350	423,224

			536,832

Senegal — 0.2%
European Investment Bank
0.05%, 01/27/51(a)	EUR	200	209,689
Series EARN, 0.10%, 10/15/26	EUR	100	117,075
European Union
0.00%, 07/04/29(a)(c)	EUR	600	693,496
0.00%, 07/04/31(a)(c)	EUR	2,430	2,780,848
0.25%, 04/22/36(a)	EUR	500	570,209
0.45%, 05/02/46(a)	EUR	1,100	1,282,739
0.70%, 07/06/51(a)	EUR	360	444,954
0.75%, 01/04/47(a)	EUR	530	659,182

			6,758,192

Singapore — 0.3%
Singapore Government Bond
0.50%, 11/01/25	SGD	1,040	749,895
1.75%, 04/01/22	SGD	1,300	968,758
1.88%, 03/01/50	SGD	810	560,411
1.88%, 10/01/51	SGD	500	351,235
2.13%, 06/01/26	SGD	2,530	1,937,828
2.25%, 08/01/36	SGD	970	729,899
2.38%, 06/01/25	SGD	150	116,130
2.38%, 07/01/39	SGD	1,100	841,808
2.63%, 05/01/28	SGD	680	532,503
2.75%, 07/01/23	SGD	839	643,015
2.75%, 04/01/42	SGD	430	349,057
2.75%, 03/01/46	SGD	1,010	823,391
2.88%, 07/01/29	SGD	1,370	1,092,881
2.88%, 09/01/30	SGD	1,650	1,321,468

110	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Singapore (continued)
3.00%, 09/01/24	SGD	1,315	$1,028,343
3.38%, 09/01/33	SGD	530	447,818
3.50%, 03/01/27	SGD	1,230	1,001,832

			13,496,272

Slovakia — 0.2%
Slovakia Government Bond
1.00%, 05/14/32(a)	EUR	1,580	1,977,055
1.38%, 01/21/27(a)	EUR	627	787,950
1.63%, 01/21/31(a)	EUR	168	222,539
1.88%, 03/09/37(a)	EUR	925	1,270,906
2.00%, 10/17/47(a)	EUR	350	521,307
3.00%, 02/28/23(a)	EUR	1,229	1,492,243
4.35%, 10/14/25(a)	EUR	1,050	1,449,617

			7,721,617

Slovenia — 0.1%
Slovenia Government Bond
0.49%, 10/20/50(a)	EUR	240	254,751
0.88%, 07/15/30(a)	EUR	900	1,093,034
1.19%, 03/14/29(a)	EUR	850	1,057,926
1.25%, 03/22/27(a)	EUR	434	538,519
1.75%, 11/03/40(a)	EUR	123	168,255
2.25%, 03/03/32(a)	EUR	290	399,050
3.13%, 08/07/45(a)	EUR	250	434,390

			3,945,925

South Korea — 2.2%
Export-Import Bank of Korea
0.63%, 07/11/23(a)	EUR	200	234,478
0.83%, 04/27/25(a)	EUR	536	634,951
Korea Housing Finance Co., 0.10%, 06/18/24(a)	EUR	300	347,885
Korea Treasury Bond
0.88%, 12/10/23	KRW	1,989,470	1,665,871
1.00%, 06/10/23	KRW	3,000,000	2,535,724
1.13%, 06/10/24	KRW	4,000,000	3,340,546
1.13%, 09/10/25	KRW	2,799,720	2,294,603
1.13%, 09/10/39	KRW	2,004,990	1,376,193
1.25%, 03/10/26	KRW	1,862,790	1,518,777
1.38%, 09/10/24	KRW	5,048,280	4,228,230
1.38%, 12/10/29	KRW	1,326,710	1,040,195
1.38%, 06/10/30	KRW	5,410,230	4,206,750
1.50%, 03/10/25	KRW	3,483,470	2,911,358
1.50%, 12/10/26	KRW	1,750,000	1,430,670
1.50%, 12/10/30	KRW	2,587,710	2,028,646
1.50%, 09/10/36	KRW	1,467,540	1,088,447
1.50%, 09/10/40	KRW	2,095,520	1,503,907
1.50%, 03/10/50	KRW	6,228,160	4,252,832
1.63%, 06/10/22	KRW	2,000,000	1,715,867
1.63%, 09/10/70	KRW	900,000	581,333
1.75%, 09/10/26	KRW	1,000,000	830,391
1.88%, 03/10/22	KRW	860,000	738,346
1.88%, 03/10/24	KRW	1,400,000	1,194,555
1.88%, 06/10/26	KRW	1,732,660	1,449,656
1.88%, 06/10/29	KRW	416,350	340,530
1.88%, 03/10/51	KRW	2,616,310	1,950,696
2.00%, 09/10/22	KRW	1,250,000	1,074,903
2.00%, 06/10/31	KRW	3,516,410	2,870,889
2.00%, 03/10/46	KRW	1,835,380	1,435,795
2.00%, 03/10/49	KRW	3,475,680	2,679,720
2.00%, 09/10/68	KRW	454,650	335,918
2.13%, 06/10/27	KRW	1,260,640	1,061,461

Security		Par (000)	Value

South Korea (continued)
2.13%, 03/10/47	KRW	2,522,020	$2,002,756
2.25%, 09/10/23	KRW	1,800,000	1,553,614
2.25%, 06/10/25	KRW	1,996,790	1,709,971
2.25%, 12/10/25	KRW	3,332,750	2,844,138
2.25%, 09/10/37	KRW	300,000	245,907
2.38%, 03/10/23	KRW	2,600,000	2,250,901
2.38%, 12/10/27	KRW	2,300,000	1,956,320
2.38%, 12/10/28	KRW	1,000,000	848,914
2.38%, 09/10/38	KRW	760,000	633,502
2.63%, 06/10/28	KRW	3,395,750	2,930,580
2.63%, 09/10/35	KRW	1,628,800	1,407,142
2.63%, 03/10/48	KRW	1,960,000	1,698,083
2.75%, 12/10/44	KRW	1,752,210	1,560,807
3.00%, 03/10/23	KRW	750,000	654,589
3.00%, 09/10/24	KRW	1,520,000	1,333,034
3.00%, 12/10/42	KRW	1,280,000	1,180,408
3.38%, 09/10/23	KRW	1,200,000	1,057,034
3.75%, 12/10/33	KRW	1,771,260	1,697,456
4.00%, 12/10/31	KRW	750,000	723,619
4.75%, 12/10/30	KRW	160,000	161,370
5.25%, 03/10/27	KRW	100,000	97,641
5.50%, 12/10/29	KRW	150,000	156,305

			83,604,214

Spain — 3.8%
Adif - Alta Velocidad
1.88%, 09/22/22(a)	EUR	100	117,944
1.88%, 01/28/25(a)	EUR	300	369,668
Autonomous Community of Andalusia Spain
0.50%, 04/30/31(a)	EUR	100	113,095
1.88%, 10/31/28(a)	EUR	200	254,593
Autonomous Community of Madrid Spain
0.42%, 04/30/31(a)	EUR	100	113,191
0.75%, 04/30/22(a)	EUR	100	116,305
0.83%, 07/30/27(a)	EUR	500	598,987
1.00%, 09/30/24(a)	EUR	50	59,824
1.19%, 05/08/22(a)	EUR	170	198,190
1.57%, 04/30/29(a)	EUR	200	251,136
1.77%, 04/30/28(a)	EUR	150	189,845
1.83%, 04/30/25(a)	EUR	250	308,398
4.30%, 09/15/26	EUR	200	278,457
Basque Government
0.45%, 04/30/32(a)	EUR	100	112,834
1.45%, 04/30/28(a)	EUR	200	249,044
Bonos Y Obligation Del Estado, 0.00%, 01/31/28(c)	EUR	2,280	2,608,321
Fondo De Titulizacion Del Deficit Del Sistema Electrico FTA, 0.50%, 03/17/23(a)	EUR	400	468,397
Instituto de Credito Oficial, 0.25%, 04/30/22(a)	EUR	200	232,106
Spain Government Bond
0.00%, 04/30/23(c)	EUR	2,710	3,158,448
0.00%, 05/31/24	EUR	300	349,547
0.00%, 01/31/25(c)	EUR	2,380	2,775,106
0.00%, 01/31/26(c)	EUR	5,040	5,853,448
0.10%, 04/30/31(e)	EUR	3,660	4,059,394
0.25%, 07/30/24(e)	EUR	3,505	4,116,405
0.35%, 07/30/23	EUR	1,968	2,308,860
0.45%, 10/31/22	EUR	1,950	2,276,652
0.50%, 04/30/30(e)	EUR	1,710	1,992,099
0.50%, 10/31/31(e)	EUR	1,320	1,509,837
0.60%, 10/31/29(e)	EUR	2,160	2,546,424
0.80%, 07/30/27(e)	EUR	1,750	2,105,700

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Spain (continued)
0.85%, 07/30/37(e)	EUR	630	$715,419
1.00%, 07/30/42(e)	EUR	1,000	1,135,539
1.00%, 10/31/50(e)	EUR	1,800	1,929,130
1.20%, 10/31/40(e)	EUR	2,550	3,013,034
1.25%, 10/31/30(e)	EUR	3,700	4,570,316
1.30%, 10/31/26(e)	EUR	2,114	2,609,375
1.40%, 04/30/28(e)	EUR	2,502	3,120,949
1.40%, 07/30/28(e)	EUR	4,590	5,736,996
1.45%, 10/31/27(e)	EUR	1,283	1,603,105
1.45%, 04/30/29(e)	EUR	2,320	2,912,887
1.45%, 10/31/71(e)	EUR	750	786,352
1.50%, 04/30/27(e)	EUR	1,555	1,943,364
1.60%, 04/30/25(e)	EUR	3,430	4,222,730
1.85%, 07/30/35(e)	EUR	2,633	3,447,470
1.95%, 04/30/26(e)	EUR	4,237	5,349,368
1.95%, 07/30/30(e)	EUR	2,027	2,649,212
2.15%, 10/31/25(e)	EUR	2,290	2,895,418
2.35%, 07/30/33(e)	EUR	2,126	2,914,362
2.70%, 10/31/48(e)	EUR	1,650	2,552,559
2.75%, 10/31/24(e)	EUR	3,257	4,115,019
2.90%, 10/31/46(e)	EUR	2,152	3,410,703
3.45%, 07/30/66(e)	EUR	1,758	3,175,997
3.80%, 04/30/24(e)	EUR	1,285	1,640,958
4.20%, 01/31/37(e)	EUR	2,620	4,488,290
4.40%, 10/31/23(e)	EUR	3,050	3,872,104
4.65%, 07/30/25(e)	EUR	2,978	4,074,657
4.70%, 07/30/41(e)	EUR	2,194	4,206,520
4.80%, 01/31/24(e)	EUR	898	1,160,821
4.90%, 07/30/40(e)	EUR	2,152	4,175,599
5.15%, 10/31/28(e)	EUR	2,101	3,261,673
5.15%, 10/31/44(e)	EUR	1,650	3,480,108
5.40%, 01/31/23(e)	EUR	1,600	1,986,951
5.75%, 07/30/32	EUR	2,862	5,086,345
6.00%, 01/31/29	EUR	3,123	5,111,015

			147,046,600

Supranational — 2.4%
African Development Bank
0.13%, 10/07/26	EUR	150	174,548
0.50%, 03/21/29	EUR	300	354,381
Series GDIF, 0.25%, 11/21/24	EUR	300	350,792
Asian Development Bank
0.20%, 05/25/23	EUR	200	233,223
0.35%, 07/16/25	EUR	300	352,574
1.38%, 12/15/23(a)	GBP	500	690,591
1.50%, 05/04/28	CAD	200	157,308
Council of Europe Development Bank
0.00%, 04/09/27(a)(c)	EUR	400	464,046
0.13%, 04/10/24(a)	EUR	320	373,434
0.75%, 06/09/25(a)	EUR	50	59,696
EUROFIMA
0.15%, 10/10/34(a)	EUR	480	530,698
0.25%, 04/25/23(a)	EUR	250	291,627
0.25%, 02/09/24(a)	EUR	300	350,119
European Bank for Reconstruction & Development, 1.25%, 12/15/22	GBP	200	275,722
European Financial Stability Facility
0.00%, 11/17/22(a)(c)	EUR	710	825,602
0.00%, 04/24/23(a)(c)	EUR	300	349,335
0.00%, 07/17/23(a)(c)	EUR	1,380	1,607,260
0.00%, 04/19/24(a)(c)	EUR	900	1,048,931

Security		Par (000)	Value

Supranational (continued)
0.00%, 10/15/25(a)(c)	EUR	1,900	$2,213,707
0.00%, 01/20/31(a)(c)	EUR	300	343,485
0.05%, 10/17/29(a)	EUR	570	658,946
0.05%, 01/18/52(a)	EUR	280	292,756
0.13%, 10/17/23(a)	EUR	650	759,012
0.20%, 01/17/24(a)	EUR	300	351,017
0.38%, 10/11/24(a)	EUR	350	412,296
0.40%, 02/17/25(a)	EUR	925	1,091,766
0.50%, 01/20/23(a)	EUR	600	702,513
0.63%, 10/16/26(a)	EUR	900	1,079,498
0.70%, 01/20/50(a)	EUR	610	759,260
0.75%, 05/03/27(a)	EUR	540	653,342
0.88%, 04/10/35(a)	EUR	1,270	1,574,823
0.95%, 02/14/28(a)	EUR	1,030	1,265,145
1.20%, 02/17/45(a)	EUR	450	607,979
1.25%, 05/24/33(a)	EUR	1,210	1,560,233
1.38%, 05/31/47(a)	EUR	720	1,019,908
1.45%, 09/05/40(a)	EUR	450	617,685
1.70%, 02/13/43(a)	EUR	910	1,325,322
1.75%, 06/27/24(a)	EUR	100	121,934
1.75%, 07/17/53(a)	EUR	380	609,589
1.80%, 07/10/48(a)	EUR	200	311,607
2.00%, 02/28/56(a)	EUR	250	432,659
2.13%, 02/19/24(a)	EUR	50	61,088
2.35%, 07/29/44(a)	EUR	200	328,050
2.75%, 12/03/29(a)	EUR	180	253,296
3.38%, 04/03/37(a)	EUR	280	470,362
European Investment Bank
0.00%, 05/23/23(c)	EUR	1,000	1,164,901
0.00%, 10/16/23(c)	EUR	1,150	1,339,783
0.00%, 03/15/24(c)	EUR	250	291,364
0.00%, 03/25/25(c)	EUR	350	407,950
0.00%, 03/13/26(a)(c)	EUR	1,460	1,701,194
0.00%, 06/17/27(c)	EUR	750	873,034
0.00%, 03/28/28(a)(c)	EUR	461	535,490
0.00%, 09/09/30(a)(c)	EUR	1,010	1,159,585
0.00%, 01/14/31(a)(c)	EUR	500	573,064
0.00%, 11/15/35(a)(c)	EUR	500	553,290
0.00%, 05/15/41(a)(c)	EUR	340	367,174
0.05%, 05/24/24(a)	EUR	1,000	1,166,901
0.05%, 01/16/30	EUR	800	925,188
0.05%, 10/13/34(a)	EUR	500	559,880
0.13%, 04/15/25	EUR	150	175,552
0.13%, 12/14/26(a)	GBP	200	260,671
0.13%, 06/20/29(a)	EUR	50	58,301
0.20%, 07/15/24(a)	EUR	700	820,391
0.25%, 10/14/24(a)	EUR	630	740,326
0.25%, 06/15/40(a)	EUR	350	395,043
0.38%, 04/14/26(a)	EUR	350	414,573
0.38%, 05/15/26(a)	EUR	510	604,169
0.50%, 01/15/27	EUR	1,391	1,662,089
0.50%, 11/13/37	EUR	375	446,613
0.63%, 01/22/29(a)	EUR	610	737,442
0.75%, 11/15/24(a)	GBP	790	1,073,836
0.88%, 12/15/23(a)	GBP	500	683,379
0.88%, 09/13/24(a)	EUR	500	597,328
0.88%, 01/14/28(a)	EUR	400	490,389
1.00%, 09/21/26(a)	GBP	40	54,671
1.00%, 03/14/31(a)	EUR	520	651,506
1.00%, 04/14/32(a)	EUR	590	741,793

112	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Supranational (continued)
1.00%, 11/14/42(a)	EUR	1,310	$1,713,044
1.13%, 11/15/32	EUR	450	573,047
1.13%, 04/13/33(a)	EUR	600	763,813
1.13%, 09/15/36(a)	EUR	350	449,563
1.25%, 05/12/25(a)	SEK	1,000	118,961
1.50%, 11/15/47	EUR	50	73,256
1.50%, 10/16/48	EUR	430	637,142
1.75%, 09/15/45(a)	EUR	300	450,316
2.13%, 01/15/24	EUR	1,140	1,390,545
2.25%, 10/14/22(a)	EUR	300	356,230
2.70%, 01/12/23(a)	AUD	500	385,246
3.30%, 02/03/28	AUD	750	606,186
3.50%, 04/15/27(a)	EUR	50	69,335
3.88%, 06/08/37(a)	GBP	570	1,060,284
4.00%, 04/15/30	EUR	300	463,065
4.00%, 10/15/37	EUR	200	362,746
4.50%, 06/07/29(a)	GBP	240	407,622
5.00%, 04/15/39	GBP	40	86,350
5.63%, 06/07/32	GBP	100	195,310
European Stability Mechanism
0.00%, 10/18/22(a)(c)	EUR	350	406,752
0.00%, 02/10/23(a)(c)	EUR	200	232,714
0.00%, 03/14/25(a)(c)	EUR	520	605,520
0.00%, 03/04/30(a)(c)	EUR	100	114,948
0.00%, 10/15/31(a)(c)	EUR	420	478,864
0.10%, 07/31/23(a)	EUR	390	454,875
0.13%, 04/22/24(a)	EUR	400	467,533
0.50%, 03/02/26(a)	EUR	1,100	1,307,395
0.50%, 03/05/29(a)	EUR	660	789,274
0.75%, 03/15/27(a)	EUR	750	906,370
0.75%, 09/05/28(a)	EUR	800	973,213
0.88%, 07/18/42(a)	EUR	80	100,907
1.00%, 09/23/25(a)	EUR	500	604,490
1.13%, 05/03/32(a)	EUR	150	190,202
1.20%, 05/23/33(a)	EUR	600	767,891
1.63%, 11/17/36(a)	EUR	100	137,112
1.75%, 10/20/45(a)	EUR	310	469,803
1.80%, 11/02/46(a)	EUR	510	785,730
1.85%, 12/01/55(a)	EUR	400	680,015
European Union
0.00%, 11/04/25(a)(c)	EUR	108	126,107
0.00%, 10/04/30(a)(c)	EUR	1,000	1,149,226
0.00%, 07/04/35(a)(c)	EUR	1,645	1,824,832
0.10%, 10/04/40(a)	EUR	800	876,109
0.20%, 06/04/36(a)	EUR	1,710	1,943,096
0.30%, 11/04/50(a)	EUR	1,612	1,797,896
0.50%, 04/04/25(a)	EUR	1,480	1,755,927
0.63%, 11/04/23(a)	EUR	400	472,101
0.75%, 04/04/31(a)	EUR	180	220,600
1.13%, 04/04/36(a)	EUR	100	128,344
1.25%, 04/04/33(a)	EUR	760	978,382
1.50%, 10/04/35(a)	EUR	60	80,381
1.88%, 04/04/24(a)	EUR	270	329,059
2.50%, 11/04/27(a)	EUR	250	333,607
2.88%, 04/04/28	EUR	500	687,080
3.38%, 04/04/32(a)	EUR	50	76,823
3.75%, 04/04/42(a)	EUR	280	535,885
Inter-American Development Bank
0.88%, 08/27/27	CAD	200	152,369
1.00%, 08/04/28	AUD	200	139,342

Security		Par (000)	Value

Supranational (continued)
1.25%, 12/15/25	GBP	200	$276,146
1.38%, 12/15/24	GBP	100	138,463
1.70%, 10/10/24	CAD	200	162,797
1.95%, 04/23/24	AUD	500	382,689
2.50%, 04/14/27(a)	AUD	100	77,271
International Bank for Reconstruction & Development
0.00%, 02/21/30(c)	EUR	500	571,058
0.13%, 01/03/51	EUR	200	210,593
0.20%, 01/21/61	EUR	230	243,982
0.25%, 05/21/29	EUR	500	584,427
0.25%, 01/10/50	EUR	120	130,738
0.50%, 07/24/23	GBP	600	816,729
0.50%, 05/18/26	AUD	100	70,986
0.63%, 12/15/23	GBP	200	272,052
0.63%, 11/22/27	EUR	200	239,810
0.63%, 01/12/33(a)	EUR	60	71,869
0.88%, 12/13/24	GBP	300	409,375
1.00%, 12/21/29	GBP	400	540,506
1.25%, 09/07/23	GBP	200	275,495
1.80%, 07/26/24	CAD	500	408,609
1.90%, 01/16/25	CAD	940	768,512
2.60%, 09/20/22	AUD	350	268,498
2.90%, 11/26/25	AUD	510	402,815
International Development Association, 0.35%, 04/22/36(a)	EUR	200	228,049
International Finance Corp.
2.80%, 08/15/22	AUD	250	191,681
3.15%, 06/26/29(a)	AUD	580	464,778
Nordic Investment Bank
0.00%, 04/30/27(a)(c)	EUR	300	347,615
0.38%, 09/19/22(a)	EUR	300	349,630

			93,742,043

Sweden — 0.5%
Kommuninvest I Sverige AB
0.75%, 02/22/23(a)	SEK	2,000	235,214
1.00%, 11/13/23(a)	SEK	5,000	592,163
1.00%, 05/12/25(a)	SEK	13,000	1,542,759
1.00%, 11/12/26(a)	SEK	5,000	590,312
Svensk Exportkredit AB
0.13%, 12/15/25(a)	GBP	200	263,679
1.38%, 12/15/23(a)	GBP	200	276,132
Sweden Government Bond
0.13%, 05/12/31	SEK	13,030	1,484,051
0.50%, 11/24/45	SEK	2,760	301,444
0.75%, 05/12/28	SEK	23,400	2,813,150
0.75%, 11/12/29(e)	SEK	8,290	997,754
1.00%, 11/12/26(a)	SEK	25,235	3,064,959
1.50%, 11/13/23(e)	SEK	14,500	1,742,955
2.25%, 06/01/32(a)	SEK	3,450	479,043
2.50%, 05/12/25	SEK	13,000	1,645,254
3.50%, 06/01/22	SEK	5,345	636,421
3.50%, 03/30/39	SEK	6,380	1,100,632
Sweden Government International Bond, 0.13%, 04/24/23(a)	EUR	400	466,353

			18,232,275

Switzerland — 0.5%
Canton of Zurich, 0.00%, 11/10/33(a)(c)	CHF	300	319,535

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Switzerland (continued)
Swiss Confederation Government Bond
0.00%, 06/22/29(a)(c)	CHF	7,702	$8,487,426
0.00%, 06/26/34(a)(c)	CHF	4,080	4,433,769
0.00%, 07/24/39(a)(c)	CHF	3,890	4,226,232

			17,466,962

Thailand — 0.5%
Thailand Government Bond
1.60%, 12/17/29	THB	33,180	992,585
1.60%, 06/17/35	THB	31,330	857,592
2.00%, 12/17/31	THB	39,780	1,201,090
2.00%, 06/17/42	THB	15,790	420,878
2.13%, 12/17/26	THB	36,520	1,151,075
2.40%, 12/17/23	THB	34,620	1,080,422
2.88%, 12/17/28	THB	92,885	3,047,955
2.88%, 06/17/46	THB	24,980	761,155
3.30%, 06/17/38	THB	39,930	1,311,839
3.40%, 06/17/36	THB	15,670	520,240
3.58%, 12/17/27	THB	14,000	476,192
3.60%, 06/17/67	THB	38,050	1,295,873
3.63%, 06/16/23	THB	59,500	1,880,008
3.65%, 12/17/21	THB	26,000	786,601
3.65%, 06/20/31	THB	31,080	1,077,293
3.80%, 06/14/41	THB	2,000	70,873
3.85%, 12/12/25	THB	29,633	991,997
4.00%, 06/17/66	THB	9,000	332,115
4.26%, 12/12/37(a)	THB	35,800	1,318,653
4.68%, 06/29/44	THB	17,120	682,179
4.85%, 06/17/61	THB	4,500	191,820

			20,448,435

United Kingdom — 7.2%
LCR Finance PLC
4.50%, 12/07/28(a)	GBP	150	251,742
4.50%, 12/07/38(a)	GBP	200	405,127
Transport for London
2.13%, 04/24/25(a)	GBP	150	211,447
2.25%, 08/09/22(a)	GBP	100	138,429
3.88%, 07/23/42(a)	GBP	350	623,275
United Kingdom Gilt
0.13%, 01/31/23(a)	GBP	1,960	2,667,741
0.13%, 01/31/24(a)	GBP	2,490	3,364,039
0.13%, 01/30/26(a)	GBP	3,880	5,172,926
0.13%, 01/31/28(a)	GBP	5,110	6,692,652
0.25%, 07/31/31(a)	GBP	5,740	7,287,058
0.38%, 10/22/26(a)	GBP	960	1,284,642
0.38%, 10/22/30(a)	GBP	5,797	7,521,582
0.50%, 10/22/61(a)	GBP	2,840	3,292,216
0.63%, 06/07/25(a)	GBP	3,540	4,834,593
0.63%, 07/31/35(a)	GBP	3,020	3,855,367
0.63%, 10/22/50(a)	GBP	3,879	4,670,620
0.75%, 07/22/23(a)	GBP	4,786	6,564,359
0.88%, 10/22/29(a)	GBP	4,590	6,264,059
0.88%, 01/31/46(a)	GBP	2,600	3,338,404
1.00%, 04/22/24(a)	GBP	7,782	10,740,587
1.13%, 01/31/39(a)	GBP	1,070	1,451,229
1.25%, 07/22/27(a)	GBP	8,230	11,546,328
1.25%, 10/22/41(a)	GBP	4,870	6,748,352
1.25%, 07/31/51(a)	GBP	1,790	2,527,680
1.50%, 07/22/26(a)	GBP	6,600	9,352,363
1.50%, 07/22/47(a)	GBP	3,710	5,487,926

Security		Par/ Shares (000)	Value

United Kingdom (continued)
1.63%, 10/22/28(a)	GBP	6,530	$9,410,546
1.63%, 10/22/54(a)	GBP	2,850	4,475,167
1.63%, 10/22/71(a)	GBP	2,470	4,413,278
1.75%, 09/07/37(a)	GBP	5,200	7,737,589
1.75%, 01/22/49(a)	GBP	3,549	5,567,515
1.75%, 07/22/57(a)	GBP	3,367	5,602,067
2.00%, 09/07/25(a)	GBP	3,705	5,318,224
2.25%, 09/07/23(a)	GBP	4,788	6,744,744
2.50%, 07/22/65(a)	GBP	2,310	4,913,595
2.75%, 09/07/24(a)	GBP	2,476	3,585,304
3.25%, 01/22/44(a)	GBP	3,193	6,165,850
3.50%, 01/22/45(a)	GBP	3,553	7,195,372
3.50%, 07/22/68(a)	GBP	2,250	6,073,399
3.75%, 07/22/52(a)	GBP	2,588	5,985,587
4.00%, 01/22/60(a)	GBP	2,570	6,890,041
4.25%, 12/07/27(a)	GBP	2,098	3,454,192
4.25%, 06/07/32(a)	GBP	2,540	4,588,755
4.25%, 03/07/36(a)	GBP	2,931	5,694,451
4.25%, 09/07/39(a)	GBP	2,276	4,684,660
4.25%, 12/07/40(a)	GBP	3,055	6,402,748
4.25%, 12/07/46(a)	GBP	2,506	5,743,497
4.25%, 12/07/49(a)	GBP	2,157	5,185,006
4.25%, 12/07/55(a)	GBP	2,527	6,623,458
4.50%, 09/07/34(a)	GBP	3,478	6,692,496
4.50%, 12/07/42(a)	GBP	2,505	5,579,496
4.75%, 12/07/30(a)	GBP	1,795	3,264,827
4.75%, 12/07/38(a)	GBP	2,042	4,376,081
5.00%, 03/07/25(a)	GBP	1,023	1,599,671
6.00%, 12/07/28(a)	GBP	518	959,537
United Kingdom Gilt Bonds
0.25%, 01/31/25(a)	GBP	3,000	4,042,302
0.88%, 07/31/33(a)	GBP	3,000	4,020,378

			279,284,576

Total Foreign Government Obligations — 78.8% (Cost: $3,028,217,017)			3,065,113,809

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(f)(g)		3,420	3,420,000

Total Short-Term Investments — 0.1% (Cost: $3,420,000)			3,420,000

Total Investments in Securities — 98.2% (Cost: $3,763,257,581)			3,817,493,609

Other Assets, Less Liabilities — 1.8%			70,350,250

Net Assets — 100.0%			$3,887,843,859

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Zero-coupon bond.
(d)	Perpetual security with no stated maturity date.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

114	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$15,740,000	$—	$(12,320,000	)(a)	$—	$—	$3,420,000	3,420	$2,526	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	93,005,000	USD	69,935,854	MS	11/02/21	$27,173
CAD	55,485,000	USD	44,787,143	CITI	11/02/21	45,562
CAD	55,485,000	USD	44,792,928	DB	11/02/21	39,776
CAD	59,795,000	USD	48,209,054	MS	11/02/21	106,195
CAD	55,490,000	USD	44,822,294	UBS	11/02/21	14,451
GBP	7,810,000	USD	10,539,073	JPM	11/02/21	149,308
JPY	9,836,760,000	USD	86,304,781	MS	11/02/21	1,514
THB	46,440,000	USD	1,370,720	DB	11/02/21	28,813
USD	10,793,579	CZK	237,650,000	UBS	11/02/21	90,408
USD	15,404,986	DKK	98,715,000	JPM	11/02/21	64,660
USD	372,664,904	EUR	321,545,000	CITI	11/02/21	958,926
USD	362,094,128	EUR	312,465,000	DB	11/02/21	884,629
USD	362,078,193	EUR	312,465,000	MS	11/02/21	868,693
USD	362,173,807	EUR	312,465,000	SSB	11/02/21	964,307
USD	362,260,672	EUR	312,465,000	UBS	11/02/21	1,051,173
USD	392,157,868	GBP	286,090,000	JPM	11/02/21	629,196
USD	6,841,457	HUF	2,128,915,000	DB	11/02/21	2,141
USD	96,033,296	JPY	10,744,660,000	CITI	11/02/21	1,761,218
USD	85,848,824	JPY	9,609,780,000	DB	11/02/21	1,534,018
USD	85,922,436	JPY	9,609,780,000	MS	11/02/21	1,607,630
USD	85,852,595	JPY	9,609,790,000	SSB	11/02/21	1,537,701
USD	85,913,602	JPY	9,609,780,000	UBS	11/02/21	1,598,796
USD	4,926,846	RON	21,045,000	UBS	11/02/21	10,882
AUD	4,130,000	USD	3,102,456	JPM	12/02/21	4,701
AUD	4,070,000	USD	3,057,457	UBS	12/02/21	4,559
CAD	2,400,000	USD	1,936,130	JPM	12/02/21	3,083
CAD	1,430,000	USD	1,153,642	UBS	12/02/21	1,806
JPY	353,410,000	USD	3,100,017	JPM	12/02/21	1,379
JPY	55,090,000	USD	483,244	UBS	12/02/21	205
USD	46,391,300	AUD	61,625,000	SOC	12/02/21	28,460

S C H E D U L E O F I N V E S T M E N T S	115

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	44,835,277	CAD	55,485,000	SSB	12/02/21	$3,094
USD	37,379,509	CHF	34,090,000	UBS	12/02/21	118,077
USD	564,308,293	CNY	3,615,100,000	SSB	12/02/21	1,624,920
USD	10,772,462	CZK	237,650,000	UBS	12/02/21	85,543
USD	772,039	DKK	4,960,000	JPM	12/02/21	783
USD	15,471,716	DKK	98,715,000	SSB	12/02/21	122,020
USD	54,478	DKK	350,000	UBS	12/02/21	55
USD	364,888,437	EUR	313,755,000	CITI	12/02/21	1,976,227
USD	364,889,221	EUR	313,755,000	DB	12/02/21	1,977,011
USD	364,970,797	EUR	313,755,000	MS	12/02/21	2,058,587
USD	365,234,352	EUR	313,755,000	SSB	12/02/21	2,322,142
USD	365,003,089	EUR	313,745,000	UBS	12/02/21	2,102,446
USD	391,554,818	GBP	284,770,000	JPM	12/02/21	1,825,515
USD	6,861,786	HUF	2,128,915,000	CITI	12/02/21	31,894
USD	11,103,307	ILS	35,015,000	UBS	12/02/21	36,444
USD	86,388,306	JPY	9,836,760,000	CITI	12/02/21	64,515
USD	86,380,872	JPY	9,836,760,000	DB	12/02/21	57,081
USD	86,365,552	JPY	9,836,760,000	SSB	12/02/21	41,761
USD	86,335,295	JPY	9,836,750,000	UBS	12/02/21	11,592
USD	20,965,109	MXN	430,240,000	JPM	12/02/21	161,823
USD	7,864,725	NOK	65,700,000	JPM	12/02/21	89,193
USD	12,012,400	NZD	16,750,000	JPM	12/02/21	14,227
USD	11,381,641	PLN	45,105,000	JPM	12/02/21	83,238
USD	4,945,786	RON	21,045,000	UBS	12/02/21	40,077
USD	32,333,218	SEK	276,050,000	JPM	12/02/21	182,041
USD	15,566,695	SGD	20,950,000	SSB	12/02/21	32,953
KRW	2,258,230,000	USD	1,904,394	CITI	12/15/21	16,119
USD	2,536,860	CLP	2,016,550,000	MS	12/15/21	69,943
USD	88,813,834	KRW	103,897,975,000	MS	12/15/21	453,757

						29,624,441

AUD	61,625,000	USD	46,385,138	SOC	11/02/21	(27,721)
CAD	55,485,000	USD	44,836,400	SSB	11/02/21	(3,695)
CHF	34,090,000	USD	37,350,308	UBS	11/02/21	(117,893)
CNY	3,615,100,000	USD	565,610,577	SSB	11/02/21	(689,413)
CZK	237,650,000	USD	10,788,885	UBS	11/02/21	(85,714)
DKK	98,715,000	USD	15,462,174	SSB	11/02/21	(121,847)
EUR	313,755,000	USD	364,677,436	CITI	11/02/21	(1,976,697)
EUR	313,755,000	USD	364,677,437	DB	11/02/21	(1,976,697)
EUR	313,755,000	USD	364,759,013	MS	11/02/21	(2,058,273)
EUR	313,755,000	USD	365,022,567	SSB	11/02/21	(2,321,828)
EUR	316,385,000	USD	367,855,974	UBS	11/02/21	(2,114,955)
GBP	564,370,000	USD	774,826,261	JPM	11/02/21	(2,457,300)
HUF	2,128,915,000	USD	6,871,717	CITI	11/02/21	(32,401)
ILS	35,015,000	USD	11,101,881	UBS	11/02/21	(36,417)
JPY	9,836,760,000	USD	86,370,709	CITI	11/02/21	(64,413)
JPY	9,836,760,000	USD	86,363,126	DB	11/02/21	(56,830)
JPY	9,836,760,000	USD	86,347,963	SSB	11/02/21	(41,668)
JPY	9,836,750,000	USD	86,317,568	UBS	11/02/21	(11,360)
NOK	65,700,000	USD	7,866,295	JPM	11/02/21	(89,214)

116	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

NZD	16,750,000	USD	12,017,288	JPM	11/02/21	$(14,241)
PLN	45,105,000	USD	11,390,188	JPM	11/02/21	(84,685)
RON	21,045,000	USD	4,956,021	UBS	11/02/21	(40,056)
SEK	276,050,000	USD	32,325,719	JPM	11/02/21	(182,030)
SGD	20,950,000	USD	15,568,800	SSB	11/02/21	(33,019)
THB	700,685,000	USD	21,117,691	SOC	11/02/21	(1,591)
USD	36,767,625	AUD	51,030,000	SOC	11/02/21	(1,619,701)
USD	74,730,586	AUD	103,600,000	SSB	11/02/21	(3,202,532)
USD	44,217,667	CAD	56,350,000	CITI	11/02/21	(1,313,970)
USD	44,232,332	CAD	56,350,000	DB	11/02/21	(1,299,306)
USD	44,244,140	CAD	56,350,000	MS	11/02/21	(1,287,498)
USD	44,196,832	CAD	56,340,000	SSB	11/02/21	(1,326,725)
USD	44,260,577	CAD	56,350,000	UBS	11/02/21	(1,271,060)
USD	36,522,900	CHF	34,090,000	UBS	11/02/21	(709,516)
USD	10,040,316	CNY	65,000,000	SSB	11/02/21	(117,045)
USD	548,032,541	CNY	3,550,100,000	SSB	11/02/21	(6,731,261)
USD	387,157,586	GBP	286,090,000	JPM	11/02/21	(4,371,085)
USD	10,866,029	ILS	35,015,000	JPM	11/02/21	(199,435)
USD	7,464,875	NOK	65,700,000	JPM	11/02/21	(312,206)
USD	11,496,396	NZD	16,750,000	MS	11/02/21	(506,651)
USD	11,278,888	PLN	45,105,000	JPM	11/02/21	(26,615)
USD	31,409,516	SEK	276,050,000	JPM	11/02/21	(734,173)
USD	15,399,387	SGD	20,950,000	SSB	11/02/21	(136,394)
USD	22,061,733	THB	747,125,000	UBS	11/02/21	(453,900)
MXN	430,240,000	USD	21,059,855	JPM	11/03/21	(162,245)
USD	20,854,658	MXN	430,240,000	SSB	11/03/21	(42,952)
CNY	17,500,000	USD	2,728,492	SSB	12/02/21	(4,650)
EUR	19,020,000	USD	22,023,905	JPM	12/02/21	(23,968)
EUR	2,290,000	USD	2,651,618	UBS	12/02/21	(2,835)
MXN	47,530,000	USD	2,303,272	JPM	12/02/21	(5,066)
MXN	22,720,000	USD	1,100,991	UBS	12/02/21	(2,417)
USD	69,531,788	AUD	92,435,000	MS	12/02/21	(10,590)
USD	44,786,456	CAD	55,485,000	CITI	12/02/21	(45,726)
USD	44,791,771	CAD	55,485,000	DB	12/02/21	(40,412)
USD	44,806,493	CAD	55,485,000	MS	12/02/21	(25,690)
USD	44,825,082	CAD	55,490,000	UBS	12/02/21	(11,141)
USD	86,322,200	JPY	9,836,760,000	MS	12/02/21	(1,591)
USD	21,105,478	THB	700,685,000	SOC	12/02/21	(4,578)
USD	6,689,001	COP	25,739,610,000	MS	12/15/21	(126,205)
USD	29,141,662	IDR	419,532,111,737	CITI	12/15/21	(217,805)
USD	1,397,677	IDR	20,174,070,000	DB	12/15/21	(14,134)
USD	24,672,426	MYR	102,810,000	MS	12/15/21	(76,468)
USD	3,700,912	PEN	15,220,000	MS	12/15/21	(107,159)
USD	13,703,076	RUB	1,018,070,000	CITI	12/15/21	(524,390)

						(41,709,053)

Net unrealized depreciation						$(12,084,612)

S C H E D U L E O F I N V E S T M E N T S	117

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$29,624,441

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$41,709,053

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$8,543,003

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(7,373,886)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,920,125,933
Average amounts sold — in USD	$7,547,543,300

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$29,624,441	$41,709,053

Total derivative assets and liabilities in the Statement of Assets and Liabilities	29,624,441	41,709,053
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	29,624,441	41,709,053

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Derivative Assets Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Received	Received	Assets	(b)(c)

Citibank N.A.	$4,854,461	$(4,175,402)	$—	$—	$679,059
Deutsche Bank Securities Inc.	4,523,469	(3,387,379)	—	—	1,136,090
JPMorgan Chase Bank N.A.	3,209,147	(3,209,147)	—	—	—
Morgan Stanley & Co. International PLC	5,193,492	(4,200,125)	—	—	993,367
Societe Generale	28,460	(28,460)	—	—	—
State Street Bank and Trust Co.	6,648,898	(6,648,898)	—	—	—
UBS AG	5,166,514	(4,857,264)	—	—	309,250

	$29,624,441	$(26,506,675)	$—	$—	$3,117,766

118	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core International Aggregate Bond ETF

	Derivative Liabilities Subject to an MNA by	Derivatives Available	Non-Cash Collateral	Cash Collateral	Net Amount of Derivative
Counterparty	Counterparty	for Offset (a)	Pledged	Pledged (d)	Liabilities	(c)(e)

Citibank N.A.	$4,175,402	$(4,175,402)	$—	$—	$—
Deutsche Bank Securities Inc.	3,387,379	(3,387,379)	—	—	—
JPMorgan Chase Bank N.A.	8,662,263	(3,209,147)	—	(5,453,116)	—
Morgan Stanley & Co. International PLC	4,200,125	(4,200,125)	—	—	—
Societe Generale	1,653,591	(28,460)	—	—	1,625,131
State Street Bank and Trust Co.	14,773,029	(6,648,898)	—	—	8,124,131
UBS AG	4,857,264	(4,857,264)	—	—	—

	$41,709,053	$(26,506,675)	$—	$(5,453,116)	$9,749,262

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$748,959,800	$—	$748,959,800
Foreign Government Obligations	—	3,065,113,809	—	3,065,113,809
Money Market Funds	3,420,000	—	—	3,420,000

	$3,420,000	$3,814,073,609	$—	$3,817,493,609

Derivative financial instruments(a)
Assets
Forward Foreign Currency Exchange Contracts	$—	$29,624,441	$—	$29,624,441
Liabilities
Forward Foreign Currency Exchange Contracts	—	(41,709,053)	—	(41,709,053)

	$—	$(12,084,612)	$—	$(12,084,612)

(a)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	119

Statements of Assets and Liabilities

October 31, 2021

	iShares Core 1-5 Year USD Bond ETF	iShares Core International Aggregate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$6,212,703,259	$3,814,073,609
Affiliated(c)	646,424,059	3,420,000
Cash	2,287,434	1,368
Foreign currency, at value(d)	—	43,468,026
Cash pledged:
Collateral — OTC derivatives	—	8,430,000
Receivables:
Investments sold	21,102,901	28,610,394
Securities lending income — Affiliated	29,822	—
TBA sales commitments	4,489,160	—
Capital shares sold	2,174,572	—
Dividends	12,670	—
Interest	31,804,955	27,869,741
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	29,624,441

Total assets	6,921,028,832	3,955,497,579

LIABILITIES
Collateral on securities loaned, at value	436,629,816	—
TBA sales commitments, at value(e)	4,489,417	—
Deferred foreign capital gain tax	—	178,522
Payables:
Investments purchased	244,477,820	25,501,804
Investment advisory fees	299,173	264,341
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	41,709,053

Total liabilities	685,896,226	67,653,720

NET ASSETS	$6,235,132,606	$3,887,843,859

NET ASSETS CONSIST OF:
Paid-in capital	$6,208,624,476	$3,810,897,411
Accumulated earnings	26,508,130	76,946,448

NET ASSETS	$6,235,132,606	$3,887,843,859

Shares outstanding	122,900,000	70,900,000

Net asset value	$50.73	$54.84

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$426,939,621	$—
(b) Investments, at cost — Unaffiliated	$6,194,532,556	$3,759,837,581
(c) Investments, at cost — Affiliated	$646,383,309	$3,420,000
(d) Foreign currency, at cost	$—	$43,391,226
(e) Proceeds from TBA sales commitments	$4,489,160	$—

See notes to financial statements.

120	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2021

	iShares Core 1-5 Year USD Bond ETF	iShares Core International Aggregate Bond ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$50	$—
Dividends — Affiliated	201,129	2,526
Interest — Unaffiliated	88,877,297	40,683,141
Securities lending income — Affiliated — net	227,974	—
Other income — Unaffiliated	28,362	3,707
Foreign taxes withheld	—	(514,564)

Total investment income	89,334,812	40,174,810

EXPENSES
Investment advisory fees	3,153,372	2,997,520
Miscellaneous	173	86,462

Total expenses	3,153,545	3,083,982

Less:
Investment advisory fees waived	(138,026)	—

Total expenses after fees waived	3,015,519	3,083,982

Net investment income	86,319,293	37,090,828

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	6,366,812	17,232,786
Investments — Affiliated	(19,305)	—
In-kind redemptions — Unaffiliated	4,788,980	2,140,295
Forward foreign currency exchange contracts	—	8,543,003
Foreign currency transactions	—	1,150,190

Net realized gain	11,136,487	29,066,274

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(a)	(83,739,344)	(113,220,107)
Investments — Affiliated	(9,729)	—
Forward foreign currency exchange contracts	—	(7,373,886)
Foreign currency translations	—	(328,243)

Net change in unrealized appreciation (depreciation)	(83,749,073)	(120,922,236)

Net realized and unrealized loss	(72,612,586)	(91,855,962)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,706,707	$(54,765,134)

(a) Net of reduction in deferred foreign capital gain tax of	$—	$21,430

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	121

Statements of Changes in Net Assets

	iShares Core 1-5 Year USD Bond ETF		iShares Core International Aggregate Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$86,319,293	$89,440,740	$37,090,828	$24,289,073
Net realized gain (loss)	11,136,487	2,815,547	29,066,274	(86,517,959)
Net change in unrealized appreciation (depreciation)	(83,749,073)	58,772,493	(120,922,236)	137,527,957

Net increase (decrease) in net assets resulting from operations	13,706,707	151,028,780	(54,765,134)	75,299,071

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(88,533,271)	(89,745,060)	(6,019,839)	(20,298,112)
Return of capital	—	—	—	(30,948,020)

Decrease in net assets resulting from distributions to shareholders	(88,533,271)	(89,745,060)	(6,019,839)	(51,246,132)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,608,968,395	1,776,454,761	719,713,923	1,376,748,254

NET ASSETS
Total increase in net assets	1,534,141,831	1,837,738,481	658,928,950	1,400,801,193
Beginning of year	4,700,990,775	2,863,252,294	3,228,914,909	1,828,113,716

End of year	$6,235,132,606	$4,700,990,775	$3,887,843,859	$3,228,914,909

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

122	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core 1-5 Year USD Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$51.38	$50.50	$48.79	$50.08	$50.44

Net investment income(a)	0.84	1.18	1.42	1.24	1.03
Net realized and unrealized gain (loss)(b)	(0.61)	0.92	1.68	(1.37)	(0.38)

Net increase (decrease) from investment operations	0.23	2.10	3.10	(0.13)	0.65

Distributions(c)
From net investment income	(0.88)	(1.22)	(1.39)	(1.16)	(1.01)

Total distributions	(0.88)	(1.22)	(1.39)	(1.16)	(1.01)

Net asset value, end of year	$50.73	$51.38	$50.50	$48.79	$50.08

Total Return(d)
Based on net asset value	0.44%	4.22%	6.43%	(0.25)%	1.29%

Ratios to Average Net Assets
Total expenses	0.06%	0.06%	0.06%	0.06%	0.08%

Total expenses after fees waived	0.06%	0.06%	0.06%	0.06%	0.07%

Net investment income	1.64%	2.32%	2.85%	2.53%	2.06%

Supplemental Data
Net assets, end of year (000)	$6,235,133	$4,700,991	$2,863,252	$2,205,285	$1,156,893

Portfolio turnover rate(e)(f)	82%	77%	83%	107%	124%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)	Includes mortgage dollar roll transactions (“MDRs”).

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	123

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core International Aggregate Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$55.77	$55.23		$52.17	$51.98	$52.62

Net investment income(a)	0.56	0.55		0.55	0.47	0.44
Net realized and unrealized gain (loss)(b)	(1.39)	1.17		4.80	0.44	0.30

Net increase (decrease) from investment operations	(0.83)	1.72		5.35	0.91	0.74

Distributions(c)
From net investment income	(0.10)	(0.46)		(2.29)	(0.72)	(0.76)
From net realized gain	—	(0.01)		—	—	(0.20)
Return of capital	—	(0.71)		—	—	(0.42)

Total distributions	(0.10)	(1.18)		(2.29)	(0.72)	(1.38)

Net asset value, end of year	$54.84	$55.77		$55.23	$52.17	$51.98

Total Return(d)
Based on net asset value	(1.52)%	3.16	%(e)	10.50%	1.77%	1.46%

Ratios to Average Net Assets
Total expenses	0.08%	0.09%		0.09%	0.09%	0.11%

Net investment income	1.00%	0.99%		1.02%	0.91%	0.84%

Supplemental Data
Net assets, end of year (000)	$3,887,844	$3,228,915		$1,828,114	$871,318	$465,235

Portfolio turnover rate(f)	16%	36%		12%	11%	20%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

124	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Core 1-5 Year USD Bond	Diversified
Core International Aggregate Bond	Non-diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.
The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

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Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The

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Notes to Financial Statements  (continued)

inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, a fund enters into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash collateral received from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is noted in the Schedule of Investments and the obligation to return the collateral is presented as a liability in the Statements of Assets and Liabilities. Securities pledged as collateral by a fund, if any, are noted in the Schedule of Investments.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S.

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exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Core 1-5 Year USD Bond
Barclays Bank PLC	$388,364	$388,364		$—	$—
Barclays Capital, Inc.	102,601,959	102,601,959		—	—
BNP Paribas SA	335,246	335,246		—	—
BofA Securities, Inc.	159,323,508	159,323,508		—	—
Citigroup Global Markets, Inc.	204,515	204,515		—	—
Credit Suisse Securities (USA) LLC	1,012,681	1,012,681		—	—
Deutsche Bank Securities, Inc.	148,409,806	148,409,806		—	—
Goldman Sachs & Co. LLC	897,626	763,987		—	(133,639	)(b)
HSBC Securities (USA), Inc.	443,721	443,721		—	—
J.P. Morgan Securities LLC	6,811,991	6,811,991		—	—
Jefferies LLC	1,069,738	1,069,738		—	—
Morgan Stanley	2,233,565	2,233,565		—	—
RBC Capital Markets LLC	1,237,395	1,237,395		—	—
Toronto Dominion Bank	362,828	362,828		—	—
Wells Fargo Securities LLC	1,606,678	1,606,678		—	—

	$426,939,621	$426,805,982		$—	$(133,639)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of October 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

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The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Core 1-5 Year USD Bond	0.06%
Core International Aggregate Bond	0.08

Effective December 17, 2020, for its investment advisory services to the iShares Core International Aggregate Bond ETF, BFA is entitled to an annual investment advisory fee of 0.08%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to December 17, 2020, BFA was entitled to an annual investment advisory fee of 0.09%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

For the iShares Core 1-5 Year USD Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

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This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

Core 1-5 Year USD Bond	$138,026

Sub-Adviser: BFA has entered into separate sub-advisory agreements with BlackRock International Limited and BlackRock (Singapore) Limited (together, the “Sub-Advisers”), both affiliates of BFA, under which BFA pays each of the Sub-Advisers for services it provides to the iShares Core International Aggregate Bond ETF.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Core 1-5 Year USD Bond	$71,615

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Core 1-5 Year USD Bond	$2,261,198	$805,628	$(8,743)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

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Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, including mortgage dollar rolls and excluding short-term investments and in-kind transactions, were as follows:

	U.S. Government Securities		Other Securities

iShares ETF	Purchases	Sales	Purchases	Sales

Core 1-5 Year USD Bond	$3,726,838,751	$3,609,847,689	$782,618,043	$687,114,828
Core International Aggregate Bond	—	—	865,135,421	571,639,162

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Core 1-5 Year USD Bond	$1,596,453,678	$166,668,251
Core International Aggregate Bond	495,669,091	43,751,159

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to certain deemed distributions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings

Core 1-5 Year USD Bond	$5,020,571	$(5,020,571)
Core International Aggregate Bond	2,108,209	(2,108,209)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20

Core 1-5 Year USD Bond Ordinary income	$88,533,271	$89,745,060

Core International Aggregate Bond
Ordinary income	$6,019,839	$20,060,235
Long-term capital gains	—	237,877
Return of capital	—	30,948,020

	$6,019,839	$51,246,132

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	(a)	Total

Core 1-5 Year USD Bond	$6,537,835	$3,578,975	$16,391,320		$26,508,130
Core International Aggregate Bond	35,016,295	1,974,476	39,955,677		76,946,448

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the classification of investments, the accrual of income on securities in default and the hedging transactions.

N O T E S T O F I N A N C I A L S T A T E M E N T S	131

Notes to Financial Statements  (continued)

For the year ended October 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

Core 1-5 Year USD Bond	$1,758,779
Core International Aggregate Bond	414,990

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Core 1-5 Year USD Bond	$6,842,735,741	$58,257,052	$(41,865,732)	$16,391,320
Core International Aggregate Bond	3,765,162,549	150,718,778	(110,472,330)	40,246,448

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

The iShares Core International Aggregate Bond ETF may invest directly in the domestic bond market in the People’s Republic of China (“China” or the “PRC”) (the “China Interbank Bond Market”) through the northbound trading of Bond Connect (“Bond Connect”). The Fund may be exposed to additional risks when investing in the China Interbank Bond Market, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) political and economic instability, and regulatory and tax risks (iii) potential delays and disruptions in the functionality of the newly developed trading platforms and operational systems, or the potential that Bond Connect ceases to operate; (iv) settlement and custody risks due to the link between the offshore custody agent and onshore custodians and clearing institutions; and (v) currency risk. In such event, there is no assurance that the Fund will achieve its investment objective.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to

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Notes to Financial Statements  (continued)

company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

N O T E S T O F I N A N C I A L S T A T E M E N T S	133

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20

iShares ETF	Shares	Amount	Shares	Amount

Core 1-5 Year USD Bond
Shares sold	34,900,000	$1,789,199,643	41,600,000	$2,117,672,966
Shares redeemed	(3,500,000)	(180,231,248)	(6,800,000)	(341,218,205)

Net increase	31,400,000	$1,608,968,395	34,800,000	$1,776,454,761

Core International Aggregate Bond
Shares sold	14,900,000	$825,668,184	29,650,000	$1,641,760,749
Shares redeemed	(1,900,000)	(105,954,261)	(4,850,000)	(265,012,495)

Net increase	13,000,000	$719,713,923	24,800,000	$1,376,748,254

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

134	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Core 1-5 Year USD Bond ETF and

iShares Core International Aggregate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Core 1-5 Year USD Bond ETF and iShares Core International Aggregate Bond ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	135

Important Tax Information (unaudited)

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended October 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

Core International Aggregate Bond	$40,053,045	$ 476,622

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends

Core 1-5 Year USD Bond	$87,461,480
Core International Aggregate Bond	37,531,657

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends

Core 1-5 Year USD Bond	$59,241,857
Core International Aggregate Bond	819,019

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2021:

iShares ETF	Federal Obligation Interest

Core 1-5 Year USD Bond	$22,210,781

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended October 31, 2021:

iShares ETF	20% Rate Long-Term Capital Gain Dividends

Core 1-5 Year USD Bond	$209,742

136	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Core 1-5 Year USD Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	137

Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares Core International Aggregate Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (BIL) and BlackRock (Singapore) Limited (BSL), (together the Advisory Agreements”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board

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Board Review and Approval of Investment Advisory Contract  (continued)

and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited (BIL) and BlackRock (Singapore) Limited (BSL); (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited (BIL) and BlackRock (Singapore) Limited (BSL) for sub-advisory services, and there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited (BIL) and BlackRock (Singapore) Limited (BSL) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited (BIL) and BlackRock (Singapore) Limited (BSL), which were provided at the May 7, 2021 meeting and throughout the year and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

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Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Core 1-5 Year USD Bond(a)	$0.868347	$—	$0.011122	$0.879469	99%	—%	1%	100%
Core International Aggregate Bond(a)	0.069686	—	0.033749	0.103435	67	—	33	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	141

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)  Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)  Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

JSC	Joint Stock Company

LIBOR	London Interbank Offered Rate

PIK	Payment-in-kind

PJSC	Public Joint Stock Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

TBA	To-Be-Announced

Counterparty Abbreviations

CITI	Citibank N.A.

DB	Deutsche Bank AG London

JPM	JPMorgan Chase Bank N.A.

MS	Morgan Stanley & Co. International PLC

SSB	State Street Bank and Trust Co.

UBS	UBS AG

Currency Abbreviations

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PEN	Peru Nuevo Sol

PLN	Polish Zloty

RON	Romanian Leu

RUB	Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

USD	United States Dollar

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	145

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1006-1021

OCTOBER 31, 2021

2021 Annual Report

iShares Trust

•	iShares Core Total USD Bond Market ETF | IUSB | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market declined slightly for the 12 months ended October 31, 2021 (“reporting period”). The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -0.48%.

The U.S. economy continued to recover from the effects of the coronavirus pandemic, growing at a brisk pace during the reporting period. Driven by strong consumer spending and significant fiscal and monetary stimulus, U.S. growth outpaced most other developed economies. An ongoing COVID-19 vaccination program helped accelerate the easing of pandemic-related restrictions, and consumers returned to activities that were previously curtailed, such as travel, restaurant dining, and in-person shopping. Spending on goods also remained elevated, leading imports to rise to an all-time high.

However, this robust consumer demand combined with continued pandemic-related disruptions to the global supply chain led to significantly higher inflation. Similarly, in the labor market, the reopening economy and pent-up demand meant that hiring accelerated, and the unemployment rate fell substantially. Nonetheless, total employment remained notably below pre-pandemic levels and job openings reached a record high despite rising wages. Elevated demand drove an increase in industrial production, although rising commodities prices and supply delays constrained growth, particularly late in the reporting period. The emergence of the highly contagious Delta variant, which was responsible for a significant rise in cases beginning late in summer 2021, also weighed on the economy.

The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchasing program. The Fed indicated that it would begin slowing its bond buying activities late in 2021 and signaled that an interest rate increase could be possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

U.S. Treasuries declined, as inflation increased, and investors moved toward equities and lower-rated bonds. Rising domestic inflation expectations pressured U.S. Treasuries, which typically lose value in an inflationary environment. U.S. Treasury yields (which move inversely to prices) began the reporting period near historic lows, but generally rose as inflation increased and the economy continued to strengthen. Yields of U.S. Treasuries with intermediate- and long-term maturities, which are more sensitive to inflation, generally increased more than short-term U.S. Treasuries. However, long-term U.S. Treasury yields rose less than intermediate-term U.S. Treasury yields, with two-year, 10-year, and 30-year U.S. Treasury yields rising by 0.34%, 0.67%, and 0.28%, respectively.

Mortgage-backed securities (“MBS”) declined slightly, despite ongoing support from Fed bond purchasing. MBS performance was constrained by prepayments, as homeowners took advantage of low mortgage rates to refinance their mortgages at a lower interest rate.

On the upside, most corporate bonds advanced for the reporting period, particularly lower-rated corporate bonds. A narrowing yield spread (the difference between yields on corporate bonds and U.S. Treasuries) buoyed the performance of corporate bonds compared to U.S. Treasuries. Investors’ ongoing search for yield in a low interest rate environment drove the decline in the yield spread and supported corporate bond prices. High-yield bonds gained the most, as investors’ concerns about solvency abated alongside the growing economy, and the Fed’s support led to high investor confidence. Corporate bond issuance was elevated by historical standards as companies took advantage of low yields to refinance and lock in advantageous borrowing costs.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Core Total USD Bond Market ETF

Investment Objective

The iShares Core Total USD Bond Market ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield, as represented by the Bloomberg U.S. Universal Index (the “Index”) (formerly the Bloomberg Barclays U.S. Universal Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	0.39%	3.35%	3.41%	0.39%	17.92%	28.11%
Fund Market	0.31	3.29	3.41	0.31	17.57	28.10
Index	0.48	3.42	3.44	0.48	18.30	28.43

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 7 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,010.50	$ 0.25		$ 1,000.00	$ 1,025.00	$ 0.26		0.05%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 7 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® Core Total USD Bond Market ETF

Portfolio Management Commentary

As represented by the Index, U.S. dollar-denominated investment-grade and high-yield bonds advanced modestly for the reporting period. Corporate bonds gained the most, as yield spreads (the difference between yields of corporate bonds and U.S. Treasuries) declined.

From a sector perspective, bonds issued by energy companies contributed the most to the Index’s return, supported by rising prices for energy commodities. The prices of oil, natural gas, and coal all rose substantially during the reporting period as the global economic rebound led to higher demand for energy. As oil prices rose, energy companies issued debt, primarily to refinance existing debt at lower borrowing costs.

Consumer cyclicals company bonds also contributed to the Index’s return, as fiscal stimulus and increased coronavirus vaccinations led to higher consumer spending. Automotive company debt gained despite production cuts due to a semiconductor shortage. Retail industry bonds also gained, benefiting from the rise in consumer spending and pent-up demand that followed the reopening of the economy. Bonds issued by consumer non-cyclicals companies advanced as renewed demand for elective medical procedures bolstered the healthcare industry.

On the downside, U.S. Treasury bonds detracted from the Index’s performance. U.S. Treasuries declined as inflation increased and investors moved toward equities and lower-rated bonds.

In terms of performance by bond maturity, long- and intermediate-term bonds drove the majority of the Index’s return, as earned interest offset the impact of rising yields. From a credit quality perspective, lower-rated bonds contributed the most to the Index’s return. The improving economy particularly benefited lower-rated bonds, as investors’ concerns about solvency diminished. However, government-equivalent-rated bonds, which represented approximately 55% of the Index on average for the reporting period, detracted from the Index’s performance.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)

Aaa	45.6%
Aa	3.8
A	21.0
Baa	16.0
Ba	4.0
B	2.7
Caa	0.7
Not Rated	6.2

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Total Investments	(a)

U.S. Government & Agency Obligations	59.7%
Corporate Bonds & Notes	36.3
Foreign Government Obligations	5.3
Collaterized Mortgage Obligations	0.8
Municipal Debt Obligations	0.5
Asset-Backed Securities	0.2
TBA Sales Commitments	(2.8)
Common Stocks	0.0	(b)

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.
(b)	Rounds to less than 0.1%.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	7

Schedule of Investments October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
American Express Credit Account Master Trust
Series 2017-A, Class 7A, 2.35%, 05/15/25	$1,050	$1,069,240
Series 2018-2, Class A, 3.01%, 10/15/25	2,000	2,068,856
AmeriCredit Automobile Receivables Trust Series 2021-1, Class A3, 0.37%, 08/18/25 (Call 02/18/24)	3,810	3,799,595
BA Credit Card Trust Series 2021-A1, Class A1, 0.44%, 09/15/26	5,020	4,973,611
Capital One Multi-Asset Execution Trust
Class A2, 1.39%, 07/15/30	1,000	986,822
Series 2021-A1, Class A1, 0.55%, 07/15/26	2,500	2,477,293
Carmax Auto Owner Trust Series 2021-1, Class A3, 0.34%, 12/15/25 (Call 04/15/24)	5,610	5,592,950
Ford Credit Auto Owner Trust Series 2020-C A4, 0.51%, 08/15/26 (Call 08/15/24)	5,940	5,880,001
GM Financial Consumer Automobile Receivables Trust Series 2020-2, Class A3, 1.49%, 12/16/24 (Call 07/16/23)	1,495	1,506,360
Hyundai Auto Receivables Trust Series 2020-B A3, 0.48%, 12/16/24 (Call 12/15/23)	1,840	1,841,188
Nissan Auto Receivables Owner Trust Series 2019-C, Class A4, 1.95%, 05/15/26 (Call 07/15/23)	1,500	1,530,958
Santander Drive Auto Receivables Trust
Series 2018-4, Class C, 3.56%, 07/15/24 (Call 08/15/22)	33	32,674
Series 2020-1, Class C, 4.11%, 12/15/25 (Call 04/15/23)	1,018	1,049,919
Toyota Auto Receivables Owner Trust
Class A4, 0.53%, 10/15/26 (Call 02/15/25)	1,100	1,083,121
Series 2017-D, Class A4, 2.12%, 02/15/23 (Call 11/15/21)	130	129,851
Verizon Master Trust Series 2021-1, Class A, 0.50%, 05/20/27 (Call 05/20/24)	1,910	1,891,443
World Omni Select Auto Trust Series 2020-A, Class A3, 0.55%, 07/15/25 (Call 05/15/23)	860	860,508

Total Asset-Backed Securities — 0.2% (Cost: $36,876,911)		36,774,390

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 0.8%
Bank, Series 2020-BN27, Class A5, 2.14%, 04/15/63 (Call 03/15/30)	690	691,070
BBCMS Mortgage Trust
Series 2020-C7, Class A4, 1.79%, 04/15/53 (Call 01/15/30)	3,000	2,920,312
Series 2020-C7, Class A5, 2.04%, 04/15/53 (Call 02/15/30)	1,330	1,320,744
BBCMS Trust, Series 2021-C10, Class A5, 2.49%, 07/15/54 (Call 06/15/31)	4,650	4,767,142
Benchmark Mortgage Trust
Series 2018-B4, Class ASB, 4.06%, 07/15/51(a)	464	510,862
Series 2018-B5, Class A4, 4.21%, 07/15/51 (Call 07/15/28)	750	852,776
Series 2019-B11, Class A4, 3.28%, 05/15/52 (Call 03/15/29)	3,000	3,225,479
Series 2019-B9, Class A5, 4.02%, 03/15/52 (Call 01/15/29)	2,500	2,818,867
Series 2020-B21, Class A4, 1.70%, 12/17/53 (Call 03/15/30)	2,400	2,321,734

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2020-B21, Class A5, 1.98%, 12/17/53 (Call 11/15/30)	$1,450	$1,427,795
Series 2020-B22, Class A5, 1.97%, 01/15/54 (Call 12/15/30)	5,000	4,917,298
Series 2020-B23, Class A5, 2.07%, 02/15/54 (Call 01/15/31)	15,000	14,867,003
Series 2021-B29, Class A5, 2.39%, 09/15/54 (Call 08/15/31)	6,660	6,763,380
CD Mortgage Trust, Series 2017-CD5, Class A4, 3.43%, 08/15/50 (Call 07/15/27)	1,280	1,388,980
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class A4, 3.57%, 06/15/50 (Call 05/15/27)	1,000	1,078,200
Citigroup Commercial Mortgage Trust
Series 20116-P4, Class A4, 2.90%, 07/10/49 (Call 07/10/26)	3,600	3,794,234
Series 2016-GC37, Class A4, 3.31%, 04/10/49 (Call 01/10/26)	1,000	1,067,546
Series 2017-P7, Class A4, 3.71%, 04/14/50 (Call 03/14/27)	750	820,396
COMM Mortgage Trust
Series 2013-CR12, Class A4, 4.05%, 10/10/46 (Call 10/10/23)	2,200	2,319,346
Series 2013-CR9, Class A4, 4.25%, 07/10/45(a)	450	471,248
Series 2014-CR20, Class A4, 3.59%, 11/10/47 (Call 10/10/24)	800	848,175
Series 2014-UBS4, Class AM, 3.97%, 08/10/47 (Call 07/10/24)	750	795,719
Series 2015-CR22, Class A5, 3.31%, 03/10/48	2,000	2,116,483
Series 2015-CR25, Class A4, 3.76%, 08/10/48 (Call 08/10/25)	650	701,961
Series 2017-COR2, Class A3, 3.51%, 09/10/50 (Call 07/10/27)	1,000	1,078,623
CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A5, 4.03%, 04/15/51 (Call 02/15/28)(a)	1,750	1,953,095
GS Mortgage Securities Trust
Series 2014-GC24, Class A4, 3.67%, 09/10/47 (Call 08/10/24)	3,975	4,139,362
Series 2014-GC24, Class A5, 3.93%, 09/10/47 (Call 08/10/24)	1,250	1,336,328
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A4, 2.63%, 08/15/49 (Call 07/15/26)	2,000	2,074,867
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A4, 4.13%, 08/15/46 (Call 07/15/23)(a)	769	801,842
Series 2014-C18, Class A5, 4.08%, 02/15/47 (Call 02/15/24)	1,000	1,061,907
Series 2015-C31, Class A3, 3.80%, 08/15/48 (Call 08/15/25)	2,490	2,667,977
Series 2015-C32, Class A5, 3.60%, 11/15/48 (Call 09/15/25)	2,500	2,658,191
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A5, 3.45%, 09/15/50 (Call 07/15/27)	1,000	1,082,461
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.65%, 12/15/49 (Call 11/15/26)(a)	2,499	2,718,595
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class A5, 4.06%, 02/15/47 (Call 12/15/23)	2,000	2,115,475

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Series 2014-C17, Class A5, 3.74%, 08/15/47 (Call 07/15/24)	$2,500	$2,652,170
Series 2014-C18, Class ASB, 3.62%, 10/15/47	487	504,343
Series 2015-C20, Class ASB, 3.07%, 02/15/48 (Call 07/15/24)	7,583	7,808,600
Series 2015-C22, Class A4, 3.31%, 04/15/48 (Call 04/15/25)	500	528,317
Series 2015-C23, Class A4, 3.72%, 07/15/50 (Call 06/15/25)	500	536,802
Series 2016-C28, Class AS, 3.95%, 01/15/49 (Call 01/15/26)	2,000	2,149,013
Morgan Stanley Capital I Trust
Series 2018, Class A3, 4.14%, 10/15/51 (Call 07/15/28)	1,000	1,126,430
Series 2018-H3, Class A5, 4.18%, 07/15/51 (Call 06/15/28)	1,000	1,128,549
Series 2019-H6, Class A4, 3.42%, 06/15/52 (Call 05/15/29)	880	957,432
Series 2019-L3, Class AS, 3.49%, 11/15/52 (Call 11/15/29)	420	454,486
UBS Commercial Mortgage Trust, Series 2018-C08, Class A4, 3.98%, 02/15/51 (Call 02/15/28)	875	972,296
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 03/10/46 (Call 01/10/23)	2,000	2,040,666
Wells Fargo Commercial Mortgage Trust
Class A4, 2.34%, 08/15/54 (Call 07/15/31)	920	929,435
Series 2014-LC18, Class ASB, 3.24%, 12/15/47 (Call 10/15/24)	469	484,892
Series 2015-LC22, Class A4, 3.84%, 09/15/58 (Call 09/15/25)	1,000	1,082,207
Series 2017-C41, Class A4, 3.47%, 11/15/50 (Call 11/15/27)	5,000	5,418,251
Series 2017-C42, Class A4, 3.59%, 12/15/50	1,200	1,313,385
Series 2018-C47, Class A4, 4.44%, 09/15/61 (Call 09/15/28)	3,000	3,445,183
Series 2020-C56, Class A5, 2.45%, 06/15/53 (Call 03/15/30)	520	531,905
Series 2020-C58, Class A4, 2.09%, 07/15/53 (Call 11/15/30)	2,120	2,105,221
Series 2021-C59, Class A5, 2.63%, 04/15/54 (Call 04/15/31)	3,470	3,590,976
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A3, 2.88%, 12/15/45 (Call 12/15/22)	3,325	3,377,247

		129,633,279

Total Collaterized Mortgage Obligations — 0.8% (Cost: $129,640,431)		129,633,279

Corporate Bonds & Notes

Advertising — 0.1%
Advantage Sales & Marketing Inc., 6.50%, 11/15/28 (Call 11/15/23)(b)	350	365,141
Clear Channel International BV, 6.63%, 08/01/25 (Call 02/01/22)(b)	200	208,120
Clear Channel Outdoor Holdings Inc.
7.50%, 06/01/29 (Call 06/01/24)(b)	515	527,298
7.75%, 04/15/28 (Call 04/15/24)(b)	500	517,940
Interpublic Group of Companies Inc. (The) 2.40%, 03/01/31 (Call 12/01/30)	800	801,640

Security	Par (000)	Value

Advertising (continued)
3.38%, 03/01/41 (Call 09/01/40)	$555	$589,626
4.65%, 10/01/28 (Call 07/01/28)	405	471,051
4.75%, 03/30/30 (Call 12/30/29)	231	271,152
5.40%, 10/01/48 (Call 04/01/48)	259	359,197
Lamar Media Corp.
3.63%, 01/15/31 (Call 01/15/26)	265	259,716
3.75%, 02/15/28 (Call 02/15/23)	295	298,658
4.00%, 02/15/30 (Call 02/15/25)	280	284,256
4.88%, 01/15/29 (Call 01/15/24)	195	204,573
Midas OpCo Holdings LLC, 5.63%, 08/15/29 (Call 08/15/24)(b)	545	555,573
National CineMedia LLC
5.75%, 08/15/26 (Call 08/15/22)	125	100,460
5.88%, 04/15/28 (Call 04/15/23)(b)(c)	200	185,350
Omnicom Group Inc.
2.45%, 04/30/30 (Call 01/30/30)	480	482,429
2.60%, 08/01/31 (Call 05/01/31)	385	387,876
4.20%, 06/01/30 (Call 03/01/30)	614	696,509
Omnicom Group Inc./Omnicom Capital Inc.
3.60%, 04/15/26 (Call 01/15/26)	1,047	1,131,598
3.65%, 11/01/24 (Call 08/01/24)	691	737,712
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.25%, 01/15/29 (Call 01/15/24)(b)	265	259,636
4.63%, 03/15/30 (Call 03/15/25)(b)	250	249,920
5.00%, 08/15/27 (Call 08/15/22)(b)	390	397,683
6.25%, 06/15/25 (Call 06/15/22)(b)	125	131,275
Summer BC Bidco B LLC, 5.50%, 10/31/26 (Call 07/15/23)(b)	200	203,358
Terrier Media Buyer Inc., 8.88%, 12/15/27 (Call 12/15/22)(b)	475	503,272
WPP Finance 2010, 3.75%, 09/19/24	179	192,089

		11,373,108

Aerospace & Defense — 0.7%
Airbus SE
3.15%, 04/10/27 (Call 01/10/27)(b)	150	159,809
3.95%, 04/10/47 (Call 10/10/46)(b)	50	58,511
BAE Systems Finance Inc., 7.50%, 07/01/27(b)	150	192,981
BAE Systems Holdings Inc.
3.80%, 10/07/24(b)	330	353,496
3.85%, 12/15/25 (Call 09/15/25)(b)	381	412,554
4.75%, 10/07/44(b)	226	280,923
BAE Systems PLC
1.90%, 02/15/31 (Call 11/15/30)(b)	920	878,287
3.00%, 09/15/50 (Call 03/15/50)(b)	835	826,149
5.80%, 10/11/41(b)	50	68,850
Boeing Co. (The)
1.17%, 02/04/23 (Call 02/04/22)	1,590	1,591,892
1.43%, 02/04/24 (Call 02/04/22)	2,713	2,714,601
1.88%, 06/15/23 (Call 04/15/23)	185	187,390
2.20%, 02/04/26 (Call 02/04/23)	3,605	3,613,760
2.25%, 06/15/26 (Call 03/15/26)	847	855,572
2.60%, 10/30/25 (Call 07/30/25)	235	241,322
2.70%, 02/01/27 (Call 12/01/26)	569	583,948
2.75%, 02/01/26 (Call 01/01/26)	228	235,385
2.80%, 03/01/23 (Call 02/01/23)	60	61,424
2.80%, 03/01/24 (Call 02/01/24)	95	98,145
2.80%, 03/01/27 (Call 12/01/26)	880	904,578
2.85%, 10/30/24 (Call 07/30/24)	121	125,569
2.95%, 02/01/30 (Call 11/01/29)	1,045	1,056,788

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
3.10%, 05/01/26 (Call 03/01/26)	$335	$350,497
3.20%, 03/01/29 (Call 12/01/28)	464	480,750
3.25%, 02/01/28 (Call 12/01/27)	607	635,535
3.25%, 03/01/28 (Call 12/01/27)	618	644,185
3.25%, 02/01/35 (Call 11/01/34)	263	263,174
3.38%, 06/15/46 (Call 12/15/45)	219	215,728
3.45%, 11/01/28 (Call 08/01/28)	140	147,732
3.50%, 03/01/39 (Call 09/01/38)	165	165,983
3.55%, 03/01/38 (Call 09/01/37)	290	294,692
3.60%, 05/01/34 (Call 02/01/34)	194	201,836
3.63%, 02/01/31 (Call 11/01/30)	500	532,460
3.63%, 03/01/48 (Call 09/01/47)	155	154,730
3.65%, 03/01/47 (Call 09/01/46)	615	616,556
3.75%, 02/01/50 (Call 08/01/49)	325	342,946
3.83%, 03/01/59 (Call 09/01/58)	210	213,209
3.85%, 11/01/48 (Call 05/01/48)	92	96,797
3.90%, 05/01/49 (Call 11/01/48)	622	663,624
3.95%, 08/01/59 (Call 02/01/59)	645	681,752
4.51%, 05/01/23 (Call 04/01/23)	1,005	1,053,742
4.88%, 05/01/25 (Call 04/01/25)	1,606	1,773,650
5.04%, 05/01/27 (Call 03/01/27)	2,057	2,337,102
5.15%, 05/01/30 (Call 02/01/30)	1,694	1,976,966
5.71%, 05/01/40 (Call 11/01/39)	1,370	1,762,012
5.81%, 05/01/50 (Call 11/01/49)	2,116	2,900,465
5.88%, 02/15/40	662	843,269
5.93%, 05/01/60 (Call 11/01/59)	1,530	2,151,853
6.13%, 02/15/33	288	363,891
6.63%, 02/15/38	35	46,955
6.88%, 03/15/39	426	593,870
Bombardier Inc.
6.00%, 02/15/28 (Call 02/15/24)(b)	365	368,165
7.13%, 06/15/26 (Call 06/15/23)(b)	602	631,919
7.45%, 05/01/34(b)(c)	250	304,370
7.50%, 12/01/24 (Call 12/01/21)(b)	525	546,504
7.50%, 03/15/25 (Call 03/15/22)(b)	800	820,760
7.88%, 04/15/27 (Call 04/15/22)(b)	1,000	1,039,970
BWX Technologies Inc.
4.13%, 06/30/28 (Call 06/30/23)(b)	335	340,055
4.13%, 04/15/29 (Call 04/15/24)(b)	175	177,646
Embraer Netherlands Finance BV
5.05%, 06/15/25	519	539,272
5.40%, 02/01/27	310	324,235
6.95%, 01/17/28(d)	400	444,984
F-Brasile SpA / F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26 (Call 08/15/22)(b)	250	253,755
General Dynamics Corp.
1.15%, 06/01/26 (Call 05/01/26)(c)	135	134,642
1.88%, 08/15/23 (Call 06/15/23)	385	393,893
2.13%, 08/15/26 (Call 05/15/26)	725	749,237
2.25%, 11/15/22 (Call 08/15/22)	771	781,825
2.25%, 06/01/31 (Call 03/01/31)	190	192,934
2.38%, 11/15/24 (Call 09/15/24)	195	203,011
2.63%, 11/15/27 (Call 08/15/27)	215	226,870
2.85%, 06/01/41 (Call 12/01/40)	305	314,983
3.25%, 04/01/25 (Call 03/01/25)	510	543,022
3.38%, 05/15/23 (Call 04/15/23)	708	738,040
3.50%, 05/15/25 (Call 03/15/25)	299	321,557
3.50%, 04/01/27 (Call 02/01/27)	560	612,578
3.60%, 05/14/42 (Call 05/14/42)	125	143,015
3.63%, 04/01/30 (Call 01/01/30)	795	888,786

Security	Par (000)	Value

Aerospace & Defense (continued)
3.75%, 05/15/28 (Call 02/15/28)	$770	$861,445
4.25%, 04/01/40 (Call 10/01/39)	480	585,619
4.25%, 04/01/50 (Call 10/01/49)	345	448,417
Hexcel Corp.
4.20%, 02/15/27 (Call 11/15/26)	195	210,545
4.95%, 08/15/25 (Call 05/15/25)	160	175,610
Howmet Aerospace Inc.
3.00%, 01/15/29 (Call 11/15/28)	350	344,729
5.13%, 10/01/24 (Call 07/01/24)	580	638,673
5.90%, 02/01/27	577	660,769
5.95%, 02/01/37	315	379,216
6.75%, 01/15/28	200	244,272
6.88%, 05/01/25 (Call 04/01/25)(c)	560	649,365
Kratos Defense & Security Solutions Inc., 6.50%, 11/30/25 (Call 11/30/21)(b)	162	167,557
L3Harris Technologies Inc.
1.80%, 01/15/31 (Call 10/15/30)	323	309,618
2.90%, 12/15/29 (Call 09/15/29)	632	660,383
3.83%, 04/27/25 (Call 01/27/25)	510	550,581
3.85%, 06/15/23 (Call 05/15/23)	55	57,654
3.85%, 12/15/26 (Call 09/15/26)	377	413,818
3.95%, 05/28/24 (Call 02/28/24)	163	173,556
4.40%, 06/15/28 (Call 03/15/28)	1,099	1,253,182
4.85%, 04/27/35 (Call 10/27/34)	570	699,949
5.05%, 04/27/45 (Call 10/27/44)	193	257,448
6.15%, 12/15/40	15	21,631
Leonardo U.S. Holdings Inc., 6.25%, 01/15/40(b)	100	118,685
Lockheed Martin Corp.
1.85%, 06/15/30 (Call 03/15/30)	489	483,557
2.80%, 06/15/50 (Call 12/15/49)	383	389,427
2.90%, 03/01/25 (Call 12/01/24)	1,002	1,057,080
3.10%, 01/15/23 (Call 11/15/22)	145	148,961
3.55%, 01/15/26 (Call 10/15/25)	689	750,197
3.60%, 03/01/35 (Call 09/01/34)	170	191,276
3.80%, 03/01/45 (Call 09/01/44)	805	947,260
4.07%, 12/15/42	358	428,326
4.09%, 09/15/52 (Call 03/15/52)	206	259,029
4.50%, 05/15/36 (Call 11/15/35)	316	388,133
4.70%, 05/15/46 (Call 11/15/45)	827	1,094,402
5.72%, 06/01/40	90	125,499
Series B, 6.15%, 09/01/36	1,265	1,790,152
Moog Inc., 4.25%, 12/15/27 (Call 12/15/22)(b)	275	283,332
Northrop Grumman Corp.
2.93%, 01/15/25 (Call 11/15/24)	1,351	1,419,631
3.20%, 02/01/27 (Call 11/01/26)	522	560,268
3.25%, 08/01/23	1,151	1,202,841
3.25%, 01/15/28 (Call 10/15/27)	855	920,450
3.85%, 04/15/45 (Call 10/15/44)	565	653,372
4.03%, 10/15/47 (Call 04/15/47)	742	891,483
4.40%, 05/01/30 (Call 02/01/30)	380	443,091
4.75%, 06/01/43	787	1,005,983
5.05%, 11/15/40	383	497,188
5.15%, 05/01/40 (Call 11/01/39)	250	325,650
5.25%, 05/01/50 (Call 11/01/49)	203	289,007
Raytheon Technologies Corp.
1.90%, 09/01/31 (Call 06/01/31)	640	618,573
2.25%, 07/01/30 (Call 04/01/30)	1,027	1,031,580
2.65%, 11/01/26 (Call 08/01/26)	25	26,257
2.82%, 09/01/51 (Call 03/01/51)	100	98,622
3.13%, 05/04/27 (Call 02/04/27)	412	441,120

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Aerospace & Defense (continued)
3.13%, 07/01/50 (Call 01/01/50)	$587	$611,108
3.20%, 03/15/24 (Call 01/15/24)	605	635,928
3.50%, 03/15/27 (Call 12/15/26)	642	696,596
3.70%, 12/15/23 (Call 09/15/23)	300	316,767
3.75%, 11/01/46 (Call 05/01/46)	310	350,839
3.95%, 08/16/25 (Call 06/16/25)	910	993,165
4.05%, 05/04/47 (Call 11/04/46)	325	386,002
4.13%, 11/16/28 (Call 08/16/28)	875	991,629
4.15%, 05/15/45 (Call 11/16/44)	201	239,301
4.35%, 04/15/47 (Call 10/15/46)	595	736,312
4.45%, 11/16/38 (Call 05/16/38)	515	621,806
4.50%, 06/01/42	1,303	1,605,439
4.63%, 11/16/48 (Call 05/16/48)	1,148	1,490,127
4.70%, 12/15/41	423	531,250
4.80%, 12/15/43 (Call 06/15/43)	305	386,218
4.88%, 10/15/40	155	198,237
5.40%, 05/01/35	295	384,276
5.70%, 04/15/40	668	925,928
6.05%, 06/01/36	175	241,406
6.13%, 07/15/38	618	875,935
6.70%, 08/01/28	100	128,993
7.20%, 08/15/27	153	196,682
7.50%, 09/15/29	622	856,239
Rolls-Royce PLC
3.63%, 10/14/25 (Call 07/14/25)(b)	370	377,925
5.75%, 10/15/27 (Call 07/15/27)(b)	600	666,192
Spirit AeroSystems Inc.
3.85%, 06/15/26 (Call 03/15/26)	25	26,320
3.95%, 06/15/23 (Call 05/15/23)	200	203,550
4.60%, 06/15/28 (Call 03/15/28)	390	385,074
5.50%, 01/15/25 (Call 10/15/22)(b)	268	280,014
7.50%, 04/15/25 (Call 04/15/22)(b)	605	638,795
SSL Robotics LLC, 9.75%, 12/31/23 (Call 12/15/21)(b)	248	268,063
ST Engineering RHQ Ltd., 1.50%, 04/29/25 (Call 01/29/25)(d)	400	400,720
Teledyne Technologies Inc.
0.95%, 04/01/24 (Call 04/01/22)	200	199,774
2.75%, 04/01/31 (Call 01/01/31)	423	431,557
TransDigm Inc.
4.63%, 01/15/29 (Call 01/15/24)	595	591,222
4.88%, 05/01/29 (Call 05/01/24)	365	366,215
5.50%, 11/15/27 (Call 11/15/22)	1,345	1,379,028
6.25%, 03/15/26 (Call 03/15/22)(b)	2,055	2,146,530
6.38%, 06/15/26 (Call 06/15/22)	475	491,444
7.50%, 03/15/27 (Call 03/15/22)	320	336,144
8.00%, 12/15/25 (Call 04/08/22)(b)	511	543,515
TransDigm UK Holdings PLC, 6.88%, 05/15/26
(Call 05/15/22)	250	263,643
Triumph Group Inc.
6.25%, 09/15/24 (Call 09/15/22)(b)	285	284,718
7.75%, 08/15/25 (Call 08/15/22)	275	279,499
8.88%, 06/01/24 (Call 02/01/23)(b)	269	296,416

		103,944,933

Agriculture — 0.3%
Adecoagro SA, 6.00%, 09/21/27(d)	150	156,188
Altria Group Inc.
2.35%, 05/06/25 (Call 04/06/25)	436	448,971
2.45%, 02/04/32 (Call 11/04/31)	1,075	1,019,036
2.63%, 09/16/26 (Call 06/16/26)	316	328,217
3.40%, 05/06/30 (Call 02/06/30)	765	799,731

Security	Par (000)	Value

Agriculture (continued)
3.40%, 02/04/41 (Call 08/04/40)	$670	$625,425
3.70%, 02/04/51 (Call 08/04/50)	1,187	1,128,303
3.88%, 09/16/46 (Call 03/16/46)	462	455,329
4.00%, 02/04/61 (Call 08/04/60)	628	603,263
4.25%, 08/09/42	272	280,204
4.40%, 02/14/26 (Call 12/14/25)	498	552,451
4.45%, 05/06/50 (Call 11/06/49)	372	395,827
4.50%, 05/02/43	937	999,582
4.80%, 02/14/29 (Call 11/14/28)	281	320,292
5.38%, 01/31/44	957	1,128,982
5.80%, 02/14/39 (Call 08/14/38)	1,017	1,240,648
5.95%, 02/14/49 (Call 08/14/48)	905	1,154,843
Amaggi Luxembourg International Sarl, 5.25%, 01/28/28(d)	200	201,082
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (Call 05/11/26)	870	915,710
2.70%, 09/15/51 (Call 03/15/51)	25	25,290
3.25%, 03/27/30 (Call 12/27/29)	338	368,785
3.75%, 09/15/47 (Call 03/15/47)	182	218,544
4.02%, 04/16/43	170	205,658
4.50%, 03/15/49 (Call 09/15/48)	94	125,523
4.54%, 03/26/42	97	124,422
5.38%, 09/15/35	135	180,110
BAT Capital Corp.
2.26%, 03/25/28 (Call 01/25/28)	924	905,871
2.73%, 03/25/31 (Call 12/25/30)	739	720,422
2.79%, 09/06/24 (Call 08/06/24)	330	343,378
3.22%, 08/15/24 (Call 06/15/24)	470	493,556
3.22%, 09/06/26 (Call 07/06/26)	361	379,447
3.46%, 09/06/29 (Call 06/06/29)	362	377,700
3.56%, 08/15/27 (Call 05/15/27)	1,395	1,475,938
3.73%, 09/25/40 (Call 03/25/40)	495	481,709
3.98%, 09/25/50 (Call 03/25/50)	511	498,521
4.39%, 08/15/37 (Call 02/15/37)	915	980,606
4.54%, 08/15/47 (Call 02/15/47)	670	704,244
4.70%, 04/02/27 (Call 02/02/27)	345	384,095
4.76%, 09/06/49 (Call 03/06/49)	708	764,456
4.91%, 04/02/30 (Call 01/02/30)	285	323,090
5.28%, 02/02/49 (Call 02/02/49)	347	400,313
BAT International Finance PLC
1.67%, 03/25/26 (Call 02/25/26)	620	612,876
3.95%, 06/15/25(b)	834	898,760
Bunge Ltd. Finance Corp.
1.63%, 08/17/25 (Call 07/17/25)	96	96,360
2.75%, 05/14/31 (Call 02/14/31)	565	569,379
3.25%, 08/15/26 (Call 05/15/26)	823	877,285
3.75%, 09/25/27 (Call 06/25/27)	535	583,765
4.35%, 03/15/24 (Call 02/15/24)	1,061	1,139,917
Cargill Inc.
0.75%, 02/02/26 (Call 01/02/26)(b)	1,255	1,223,110
1.38%, 07/23/23(b)	175	177,195
1.70%, 02/02/31 (Call 11/02/30)(b)	610	588,937
2.13%, 04/23/30 (Call 01/23/30)(b)	115	115,345
3.13%, 05/25/51 (Call 11/25/50)(b)(c)	505	560,000
3.25%, 03/01/23(b)	298	308,841
3.25%, 05/23/29 (Call 02/23/29)(b)	125	136,175
3.88%, 05/23/49 (Call 11/23/48)(b)	195	239,370
Cooke Omega Investments Inc./Alpha VesselCo Holdings Inc., 8.50%, 12/15/22 (Call 06/15/22)(b)	149	152,057

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Agriculture (continued)
Darling Ingredients Inc., 5.25%, 04/15/27 (Call 04/15/22)(b)	$171	$177,306
Imperial Brands Finance PLC
3.13%, 07/26/24 (Call 06/26/24)(b)	785	819,807
3.50%, 02/11/23 (Call 11/11/22)(b)	475	487,393
3.50%, 07/26/26 (Call 05/26/26)(b)	300	318,432
3.88%, 07/26/29 (Call 04/26/29)(b)	275	293,623
4.25%, 07/21/25 (Call 04/21/25)(b)	205	221,722
MHP Lux SA, 6.95%, 04/03/26(d)	400	424,544
MHP SE, 7.75%, 05/10/24(d)	400	432,008
Philip Morris International Inc.
0.88%, 05/01/26 (Call 04/01/26)	608	590,702
1.13%, 05/01/23	315	317,898
1.50%, 05/01/25 (Call 04/01/25)	175	176,475
1.75%, 11/01/30 (Call 08/01/30)	356	340,774
2.10%, 05/01/30 (Call 02/01/30)	205	202,509
2.13%, 05/10/23 (Call 03/10/23)	90	91,950
2.50%, 11/02/22 (Call 10/02/22)	607	618,897
2.63%, 03/06/23	10	10,290
2.75%, 02/25/26 (Call 11/25/25)	235	247,084
2.88%, 05/01/24 (Call 04/01/24)	831	870,024
3.13%, 08/17/27 (Call 05/17/27)	82	88,043
3.13%, 03/02/28 (Call 12/02/27)	390	416,372
3.25%, 11/10/24	537	571,610
3.38%, 08/11/25 (Call 05/11/25)	160	171,410
3.38%, 08/15/29 (Call 05/15/29)	485	528,112
3.60%, 11/15/23	242	256,602
3.88%, 08/21/42	388	421,089
4.13%, 03/04/43	611	683,147
4.25%, 11/10/44	855	986,208
4.38%, 11/15/41	368	423,925
4.50%, 03/20/42	279	326,742
4.88%, 11/15/43	483	593,056
6.38%, 05/16/38	831	1,175,375
Reynolds American Inc.
4.45%, 06/12/25 (Call 03/12/25)	796	868,643
5.70%, 08/15/35 (Call 02/15/35)	691	819,409
5.85%, 02/12/45 (Call 02/12/45)	1,265	1,553,154
6.15%, 09/15/43	688	857,379
7.25%, 06/15/37	411	552,828
Turning Point Brands Inc., 5.63%, 02/15/26 (Call 02/15/23)(b)	125	127,606
Vector Group Ltd.
5.75%, 02/01/29 (Call 02/01/24)(b)	420	418,979
10.50%, 11/01/26 (Call 11/01/21)(b)	285	300,966
Viterra Finance BV
2.00%, 04/21/26 (Call 03/21/26)(b)	400	400,184
3.20%, 04/21/31 (Call 01/21/31)(b)	300	303,531

		51,000,942

Airlines — 0.2%
Air Canada, 3.88%, 08/15/26 (Call 02/15/26)(b)	580	587,644
Air Canada Pass Through Trust
Series 2015-1, Class A, 3.60%, 09/15/28(b)	219	223,154
Series 2017-1, Class AA, 3.30%, 07/15/31(b)	212	215,455
Series 2020-1, Class C, 10.50%, 07/15/26(b)	150	184,619
Alaska Airlines Pass Through Trust, Series 2020-1, 4.80%, 02/15/29(b)	46	51,143
American Airlines Group Inc., 3.75%, 03/01/25(b)(c)	300	273,759
American Airlines Inc., 11.75%, 07/15/25(b)	1,250	1,548,487

Security	Par (000)	Value

Airlines (continued)
American Airlines Inc./AAdvantage Loyalty IP Ltd.
5.50%, 04/20/26(b)	$1,750	$1,835,155
5.75%, 04/20/29(b)	1,500	1,614,510
American Airlines Pass Through Trust
Class A, 2.88%, 01/11/36	900	902,079
Class A, 3.25%, 04/15/30	96	93,655
Series 2013-1, Class A, 4.00%, 07/15/25	131	126,703
Series 2013-2, Class A, 4.95%, 07/15/24	73	74,474
Series 2014-1, Class A, 3.70%, 10/01/26(c)	156	159,783
Series 2015-1, Class A, 3.38%, 05/01/27	293	295,108
Series 2015-2, Class AA, 3.60%, 03/22/29	47	48,123
Series 2016-1, Class A, 4.10%, 07/15/29	114	113,717
Series 2016-1, Class AA, 3.58%, 07/15/29	152	157,994
Series 2016-2, Class A, 3.65%, 12/15/29(c)	102	99,897
Series 2016-2, Class AA, 3.20%, 12/15/29(c)	365	369,192
Series 2016-3, Class AA, 3.00%, 04/15/30	411	415,964
Series 2017-1, Class AA, 3.65%, 02/15/29	273	286,535
Series 2017-2, Class AA, 3.35%, 04/15/31	365	373,078
Series 2019-1, Class AA, 3.15%, 08/15/33	55	56,310
British Airways Pass Through Trust
Class A, 2.90%, 09/15/36(b)	100	100,424
Class A, 4.25%, 05/15/34(b)	219	234,556
Series 2013-1, Class A, 4.63%, 12/20/25(b)	53	55,922
Series 2018-1, Class AA, 3.80%, 03/20/33(b)	4	4,287
Series 2019-1, Class AA, 3.30%, 06/15/34(b)	167	171,023
Continental Airlines 2012-2 Class A Pass Through Trust, Series 2012-2 A, Class A, 4.00%, 10/29/24	346	361,733
Delta Air Lines Inc.
2.90%, 10/28/24 (Call 09/28/24)	430	438,789
3.75%, 10/28/29 (Call 07/28/29)(c)	273	277,120
3.80%, 04/19/23 (Call 03/19/23)	330	341,679
4.38%, 04/19/28 (Call 01/19/28)	310	330,764
7.00%, 05/01/25(b)	1,040	1,216,706
7.38%, 01/15/26 (Call 12/15/25)	575	675,993
Delta Air Lines Inc. Pass Through Trust, Series 2019-1, Class AA, 3.20%, 10/25/25	55	57,235
Delta Air Lines Inc./SkyMiles IP Ltd.
4.50%, 10/20/25(b)	1,555	1,662,559
4.75%, 10/20/28(b)	1,366	1,518,090
Gol Finance SA, 7.00%, 01/31/25(d)	200	179,508
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(b)	665	698,250
JetBlue Pass Through Trust
Series 1A, Class A, 4.00%, 05/15/34	324	353,511
Series 2019-1, Class AA, 2.75%, 11/15/33	188	191,949
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27 (Call 06/30/23)(b)	115	125,128
Southwest Airlines Co.
2.63%, 02/10/30 (Call 11/10/29)	360	363,949
2.75%, 11/16/22 (Call 10/16/22)	40	40,801
3.00%, 11/15/26 (Call 08/15/26)	398	419,767
3.45%, 11/16/27 (Call 08/16/27)	204	218,449
4.75%, 05/04/23	799	845,126
5.13%, 06/15/27 (Call 04/15/27)	1,651	1,904,759
5.25%, 05/04/25 (Call 04/04/25)	494	553,784
Spirit Airlines Pass Through Trust, Series 2015-1, Class A, 4.10%, 10/01/29(c)	185	193,181

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Airlines (continued)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (Call 09/20/23)(b)	$258	$288,823
U.S. Airways Pass Through Trust, Series 2013-1, Class A, 3.95%, 11/15/25	191	194,275
United Airlines Holdings Inc.
4.88%, 01/15/25(c)	175	180,950
5.00%, 02/01/24	450	467,460
United Airlines Inc.
4.38%, 04/15/26 (Call 10/15/25)(b)	965	999,180
4.63%, 04/15/29 (Call 10/15/25)(b)	985	1,015,771
United Airlines Pass Through Trust
Series 16-2, Class B, 3.65%, 04/07/27	197	197,220
Series 2013-1, Class A, 4.30%, 08/15/25	343	363,958
Series 2014-1, Class A, 4.00%, 04/11/26	109	115,219
Series 2014-2, Class A, 3.75%, 03/03/28	654	684,942
Series 2016-1, Class AA, 3.10%, 01/07/30	103	106,566
Series 2016-1, Class B, 3.65%, 07/07/27(c)	53	52,363
Series 2016-2, Class AA, 2.88%, 04/07/30	158	160,841
Series 2018-1, Class AA, 3.50%, 09/01/31	186	196,200
Series 2018-1, Class B, 4.60%, 09/01/27	291	297,629
Series 2019, Class AA, 4.15%, 02/25/33	439	481,571
Series 2019-2, Class AA, 2.70%, 11/01/33	26	26,122
Series 2019-2, Class B, 3.50%, 11/01/29	269	265,433
Series 2020-1, Class A, 5.88%, 04/15/29	669	746,573
Series 2020-1, Class B, 4.88%, 07/15/27	1,190	1,254,828
Unity 1 Sukuk Ltd., 2.39%, 11/03/25(d)	400	409,376

		32,146,880

Apparel — 0.1%
Crocs Inc.
4.13%, 08/15/31 (Call 08/15/26)(b)	160	160,992
4.25%, 03/15/29 (Call 03/15/24)(b)	165	167,691
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(b)	454	474,662
4.88%, 05/15/26 (Call 02/15/26)(b)	425	454,495
5.38%, 05/15/25 (Call 05/15/22)(b)	350	364,535
Levi Strauss & Co., 3.50%, 03/01/31 (Call 03/01/26)(b)	230	232,946
Michael Kors USA Inc., 4.50%, 11/01/24 (Call 09/01/24)(b)	250	264,672
NIKE Inc.
2.25%, 05/01/23 (Call 02/01/23)	277	283,341
2.38%, 11/01/26 (Call 08/01/26)	785	823,873
2.40%, 03/27/25 (Call 02/27/25)	200	208,326
2.75%, 03/27/27 (Call 01/27/27)	556	590,489
2.85%, 03/27/30 (Call 12/27/29)	1,144	1,225,247
3.25%, 03/27/40 (Call 09/27/39)	1,230	1,353,332
3.38%, 11/01/46 (Call 05/01/46)	435	494,034
3.38%, 03/27/50 (Call 09/27/49)	382	437,478
3.63%, 05/01/43 (Call 11/01/42)	172	198,120
3.88%, 11/01/45 (Call 05/01/45)	290	351,956
PVH Corp., 4.63%, 07/10/25 (Call 06/10/25)	372	407,764
Ralph Lauren Corp.
2.95%, 06/15/30 (Call 03/15/30)	204	213,566
3.75%, 09/15/25 (Call 07/15/25)	313	340,428
Tapestry Inc.
4.13%, 07/15/27 (Call 04/15/27)	646	701,446
4.25%, 04/01/25 (Call 01/01/25)	746	805,292
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)	340	350,248
VF Corp.
2.40%, 04/23/25 (Call 03/23/25)	361	373,462
2.80%, 04/23/27 (Call 02/23/27)	211	221,478

Security	Par (000)	Value

Apparel (continued)
2.95%, 04/23/30 (Call 01/23/30)	$95	$99,228
William Carter Co. (The)
5.50%, 05/15/25 (Call 05/15/22)(b)	190	198,812
5.63%, 03/15/27 (Call 03/15/22)(b)	250	259,372
Wolverine World Wide Inc., 4.00%, 08/15/29 (Call 08/15/24)(b)	280	276,374

		12,333,659

Auto Manufacturers — 0.8%
Allison Transmission Inc.
3.75%, 01/30/31 (Call 01/30/26)(b)	500	480,535
4.75%, 10/01/27 (Call 10/01/22)(b)	250	260,178
5.88%, 06/01/29 (Call 06/01/24)(b)	245	264,108
American Honda Finance Corp.
0.35%, 04/20/23	250	249,153
0.65%, 09/08/23	25	25,004
0.75%, 08/09/24	100	99,373
0.88%, 07/07/23	665	668,398
1.00%, 09/10/25	125	123,839
1.20%, 07/08/25	130	129,679
1.30%, 09/09/26	290	287,793
1.80%, 01/13/31	303	295,898
1.95%, 05/10/23	561	572,349
2.00%, 03/24/28	285	287,633
2.05%, 01/10/23	935	952,251
2.15%, 09/10/24	346	357,075
2.30%, 09/09/26	305	316,511
2.35%, 01/08/27	701	725,128
2.40%, 06/27/24	594	616,441
2.60%, 11/16/22	527	538,446
2.90%, 02/16/24	290	303,175
3.45%, 07/14/23	625	654,537
3.50%, 02/15/28	498	549,010
3.55%, 01/12/24	212	224,266
3.63%, 10/10/23	359	379,459
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(b)	600	658,506
Baic Finance Investment Co. Ltd., 2.00%, 03/16/24(d)	200	200,298
BMW Finance NV
2.40%, 08/14/24 (Call 07/14/24)(b)	237	245,975
2.85%, 08/14/29 (Call 05/14/29)(b)	200	210,926
BMW U.S. Capital LLC
0.75%, 08/12/24(b)	145	144,339
0.80%, 04/01/24(b)	870	868,312
1.25%, 08/12/26 (Call 07/12/26)(b)(c)	115	113,772
1.95%, 08/12/31 (Call 05/12/31)(b)	300	292,731
2.25%, 09/15/23 (Call 07/15/23)(b)	455	467,681
2.80%, 04/11/26 (Call 01/11/26)(b)	495	522,101
3.15%, 04/18/24 (Call 03/18/24)(b)	228	239,949
3.45%, 04/12/23 (Call 03/12/23)(b)	538	559,445
3.63%, 04/18/29 (Call 01/18/29)(b)	130	144,322
3.75%, 04/12/28 (Call 01/12/28)(b)	605	674,303
3.80%, 04/06/23(b)	1,065	1,112,392
3.90%, 04/09/25 (Call 03/09/25)(b)	580	629,764
4.15%, 04/09/30 (Call 01/09/30)(b)	100	114,687
BMW US Capital LLC, 2.55%, 04/01/31 (Call 01/01/31)(b)	425	436,211
Cummins Inc.
0.75%, 09/01/25 (Call 08/01/25)	115	113,296
1.50%, 09/01/30 (Call 06/01/30)	748	712,006
2.60%, 09/01/50 (Call 03/01/50)	65	62,499

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
3.65%, 10/01/23 (Call 07/01/23)	$147	$154,513
4.88%, 10/01/43 (Call 04/01/43)	200	266,064
Daimler Finance North America LLC
1.75%, 03/10/23(b)	177	179,593
2.13%, 03/10/25(b)	1,005	1,029,834
2.63%, 03/10/30(b)	300	307,881
2.70%, 06/14/24(b)	289	301,020
3.10%, 08/15/29(b)	628	669,040
3.25%, 08/01/24(b)	275	290,953
3.30%, 05/19/25(b)	30	31,944
3.35%, 02/22/23(b)	533	551,373
3.45%, 01/06/27(b)	35	37,951
3.50%, 08/03/25(b)	205	220,109
3.65%, 02/22/24(b)	250	264,915
3.70%, 05/04/23(b)	320	334,176
3.75%, 02/22/28(b)	755	836,215
4.30%, 02/22/29(b)	350	400,257
8.50%, 01/18/31	403	606,765
Ford Holdings LLC, 9.30%, 03/01/30	135	184,275
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)	739	790,604
4.75%, 01/15/43	971	1,060,973
5.29%, 12/08/46 (Call 06/08/46)	666	764,848
6.38%, 02/01/29	225	263,745
6.63%, 10/01/28	600	722,610
7.13%, 11/15/25	65	75,095
7.40%, 11/01/46	205	281,147
7.45%, 07/16/31	888	1,174,957
7.50%, 08/01/26	100	118,772
8.50%, 04/21/23	1,992	2,182,834
8.90%, 01/15/32	85	115,242
9.00%, 04/22/25 (Call 03/22/25)	1,770	2,128,620
9.63%, 04/22/30 (Call 01/22/30)	500	720,340
9.98%, 02/15/47	80	128,851
Ford Motor Credit Co. LLC
2.70%, 08/10/26 (Call 07/10/26)	318	317,017
2.90%, 02/16/28 (Call 12/16/27)	200	198,330
3.09%, 01/09/23	755	767,231
3.10%, 05/04/23	615	626,753
3.35%, 11/01/22	615	624,096
3.37%, 11/17/23	490	502,573
3.38%, 11/13/25 (Call 10/13/25)	1,000	1,027,600
3.63%, 06/17/31 (Call 03/17/31)	400	404,736
3.66%, 09/08/24	400	414,980
3.81%, 01/09/24 (Call 11/09/23)	400	413,168
3.82%, 11/02/27 (Call 08/02/27)	350	364,081
4.00%, 11/13/30 (Call 08/13/30)	1,000	1,044,100
4.06%, 11/01/24 (Call 10/01/24)	750	787,477
4.13%, 08/04/25	700	739,445
4.13%, 08/17/27 (Call 06/17/27)	588	622,886
4.14%, 02/15/23 (Call 01/15/23)	448	460,902
4.27%, 01/09/27 (Call 11/09/26)	610	647,301
4.38%, 08/06/23	525	546,940
4.39%, 01/08/26	580	619,678
4.54%, 08/01/26 (Call 06/01/26)	405	435,893
4.69%, 06/09/25 (Call 04/09/25)	290	310,114
5.11%, 05/03/29 (Call 02/03/29)	757	842,935
5.13%, 06/16/25 (Call 05/16/25)	800	868,880
5.58%, 03/18/24 (Call 02/18/24)	745	802,700

Security	Par (000)	Value

Auto Manufacturers (continued)
General Motors Co.
4.00%, 04/01/25	$43	$46,375
4.20%, 10/01/27 (Call 07/01/27)	470	515,905
4.88%, 10/02/23	669	717,790
5.00%, 10/01/28 (Call 07/01/28)	401	460,954
5.00%, 04/01/35	193	228,749
5.15%, 04/01/38 (Call 10/01/37)	215	258,851
5.20%, 04/01/45	1,142	1,420,362
5.40%, 10/02/23	571	618,176
5.40%, 04/01/48 (Call 10/01/47)	280	357,389
5.95%, 04/01/49 (Call 10/01/48)	485	663,330
6.13%, 10/01/25 (Call 09/01/25)	555	643,328
6.25%, 10/02/43	625	852,619
6.60%, 04/01/36 (Call 10/01/35)	293	395,351
6.75%, 04/01/46 (Call 10/01/45)	1,049	1,517,284
6.80%, 10/01/27 (Call 08/01/27)	279	343,792
General Motors Financial Co. Inc.
1.05%, 03/08/24	340	339,143
1.20%, 10/15/24	125	124,489
1.50%, 06/10/26 (Call 05/10/26)	750	737,985
1.70%, 08/18/23	134	135,919
2.40%, 04/10/28 (Call 02/10/28)	547	546,218
2.40%, 10/15/28 (Call 08/15/28)	195	193,719
2.70%, 08/20/27 (Call 06/20/27)	525	536,440
2.70%, 06/10/31 (Call 03/10/31)	385	381,235
2.75%, 06/20/25 (Call 05/20/25)	473	491,021
2.90%, 02/26/25 (Call 01/26/25)	548	569,936
3.25%, 01/05/23 (Call 12/05/22)	260	267,064
3.50%, 11/07/24 (Call 09/07/24)	115	121,764
3.60%, 06/21/30 (Call 03/21/30)	745	792,017
3.70%, 05/09/23 (Call 03/09/23)	1,355	1,406,951
3.85%, 01/05/28 (Call 10/05/27)	211	228,870
3.95%, 04/13/24 (Call 02/13/24)	437	463,836
4.00%, 01/15/25 (Call 10/15/24)	702	751,182
4.00%, 10/06/26 (Call 07/06/26)	472	514,494
4.15%, 06/19/23 (Call 05/19/23)	455	477,827
4.25%, 05/15/23	491	515,825
4.30%, 07/13/25 (Call 04/13/25)	680	739,031
4.35%, 04/09/25 (Call 02/09/25)	344	373,921
4.35%, 01/17/27 (Call 10/17/26)	545	601,833
5.10%, 01/17/24 (Call 12/17/23)	434	469,840
5.25%, 03/01/26 (Call 12/01/25)	627	709,463
5.65%, 01/17/29 (Call 10/17/28)	383	456,900
Harley-Davidson Financial Services Inc.
3.35%, 02/15/23 (Call 01/15/23)(b)	277	284,839
3.35%, 06/08/25 (Call 05/08/25)(b)	827	872,237
Hyundai Assan Otomotiv Co., 1.63%, 07/12/26(d)	200	195,964
Hyundai Capital America
0.80%, 01/08/24(b)	1,500	1,487,265
0.88%, 06/14/24(b)	1,040	1,028,726
1.00%, 09/17/24(b)	515	510,210
1.25%, 09/18/23(b)	2,420	2,430,575
1.30%, 01/08/26 (Call 12/08/25)(b)	1,015	990,488
1.50%, 06/15/26 (Call 05/15/26)(b)	1,020	997,733
1.65%, 09/17/26 (Call 08/17/26)(b)	500	491,670
1.80%, 10/15/25 (Call 09/15/25)(b)	975	975,010
1.80%, 01/10/28 (Call 11/10/27)(b)	665	645,030
2.00%, 06/15/28 (Call 04/15/28)(b)	985	959,370
2.10%, 09/15/28 (Call 07/17/28)(b)	500	487,625
2.38%, 02/10/23(b)	862	877,852

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
2.38%, 10/15/27 (Call 08/15/27)(b)	$445	$445,774
2.65%, 02/10/25 (Call 01/10/25)(b)	595	613,445
2.75%, 09/27/26(d)	50	51,400
2.85%, 11/01/22(b)	969	988,322
3.00%, 02/10/27 (Call 12/10/26)(b)	650	676,728
3.40%, 06/20/24(c)(d)	400	421,116
3.50%, 11/02/26 (Call 09/02/26)(b)	547	581,477
4.13%, 06/08/23(d)	500	524,425
4.30%, 02/01/24(d)	50	53,321
5.75%, 04/06/23(b)	943	1,005,615
5.88%, 04/07/25 (Call 03/07/25)(b)	453	513,163
6.38%, 04/08/30 (Call 01/08/30)(b)	40	50,652
Hyundai Capital Services Inc.
1.25%, 02/08/26(d)	200	195,638
3.75%, 03/05/23(d)	250	259,278
Jaguar Land Rover Automotive PLC
4.50%, 10/01/27 (Call 07/01/27)(b)	200	191,874
5.50%, 07/15/29 (Call 07/15/24)(b)	220	212,285
5.63%, 02/01/23 (Call 11/29/21)(b)	150	150,752
5.88%, 01/15/28 (Call 01/15/24)(b)	300	299,148
7.75%, 10/15/25 (Call 10/15/22)(b)	400	431,860
JB Poindexter & Co. Inc., 7.13%, 04/15/26 (Call 04/15/22)(b)	130	136,640
Kia Corp.
1.00%, 04/16/24(d)	261	260,376
3.00%, 04/25/23(d)	255	263,002
3.25%, 04/21/26(b)(c)	300	317,598
Nissan Motor Acceptance Co. LLC
1.13%, 09/16/24(b)	1,080	1,070,658
1.85%, 09/16/26 (Call 08/16/26)(b)	1,500	1,463,310
2.45%, 09/15/28 (Call 07/15/28)(b)	630	616,090
Nissan Motor Acceptance Corp.
2.75%, 03/09/28 (Call 01/09/28)(b)	110	109,888
3.45%, 03/15/23(b)	62	64,014
3.88%, 09/21/23(b)	90	94,521
Nissan Motor Co. Ltd.
3.04%, 09/15/23(b)	1,505	1,557,043
3.52%, 09/17/25 (Call 08/17/25)(b)	1,440	1,514,938
4.35%, 09/17/27 (Call 07/17/27)(b)	1,475	1,599,106
4.81%, 09/17/30 (Call 06/17/30)(b)	443	491,615
PACCAR Financial Corp.
0.50%, 08/09/24	305	301,837
0.80%, 06/08/23	20	20,070
1.10%, 05/11/26	215	212,979
1.80%, 02/06/25	219	223,737
1.90%, 02/07/23	135	137,395
2.15%, 08/15/24	210	216,930
2.65%, 04/06/23	100	103,053
3.40%, 08/09/23	97	101,827
PM General Purchaser LLC, 9.50%, 10/01/28 (Call 10/01/23)(b)	295	307,626
Stellantis Finance U.S. Inc.
1.71%, 01/29/27 (Call 12/29/26)(b)	2,000	1,968,600
2.69%, 09/15/31 (Call 06/15/31)(b)	2,000	1,969,040
Stellantis NV, 5.25%, 04/15/23	1,107	1,175,756
Toyota Motor Corp.
0.68%, 03/25/24 (Call 02/25/24)	310	308,652
1.34%, 03/25/26 (Call 02/25/26)	644	642,564
2.36%, 07/02/24	155	161,017
2.36%, 03/25/31 (Call 12/25/30)	575	592,158

Security	Par (000)	Value

Auto Manufacturers (continued)
2.76%, 07/02/29	$565	$597,612
3.42%, 07/20/23	485	509,051
3.67%, 07/20/28	145	161,737
Toyota Motor Credit Corp.
0.45%, 01/11/24	100	99,231
0.50%, 08/14/23	2,240	2,238,141
0.50%, 06/18/24	815	806,711
0.63%, 09/13/24	800	793,512
0.80%, 10/16/25	600	588,234
0.80%, 01/09/26	10	9,769
1.13%, 06/18/26	1,035	1,020,520
1.15%, 08/13/27	105	102,040
1.35%, 08/25/23	158	160,081
1.80%, 02/13/25	420	428,513
1.90%, 04/06/28	960	964,224
1.90%, 09/12/31	700	685,335
2.00%, 10/07/24	235	242,203
2.15%, 02/13/30	92	92,802
2.25%, 10/18/23	10	10,313
2.63%, 01/10/23	354	362,917
2.70%, 01/11/23	455	466,921
2.90%, 03/30/23	845	873,468
2.90%, 04/17/24	306	321,034
3.00%, 04/01/25	447	473,301
3.05%, 01/11/28	284	306,731
3.20%, 10/24/25(d)(e)	450	484,987
3.20%, 01/11/27	667	720,087
3.35%, 01/08/24	40	42,230
3.38%, 04/01/30	636	702,214
3.40%, 04/14/25	322	345,622
3.45%, 09/20/23	523	550,693
3.65%, 01/08/29	136	152,372
Volkswagen Group of America Finance LLC
0.75%, 11/23/22(b)	1,215	1,215,729
0.88%, 11/22/23(b)	1,700	1,698,419
1.25%, 11/24/25 (Call 10/24/25)(b)	1,295	1,275,873
1.63%, 11/24/27 (Call 09/24/27)(b)	1,283	1,254,056
2.70%, 09/26/22(b)	43	43,837
2.85%, 09/26/24(b)	355	370,922
3.20%, 09/26/26 (Call 07/26/26)(b)	335	354,819
3.35%, 05/13/25(b)	275	291,541
4.25%, 11/13/23(b)	370	394,509
4.63%, 11/13/25(b)	300	333,915
4.75%, 11/13/28(b)	481	558,152
Wabash National Corp., 4.50%, 10/15/28 (Call 10/15/24)(b)	195	189,774

		133,653,323

Auto Parts & Equipment — 0.1%
Adient Global Holdings Ltd., 4.88%, 08/15/26 (Call 08/15/22)(b)	400	407,552
Adient U.S. LLC, 9.00%, 04/15/25 (Call 04/15/22)(b)	240	257,189
American Axle & Manufacturing Inc.
5.00%, 10/01/29 (Call 10/01/24)(c)	325	310,521
6.25%, 03/15/26 (Call 03/15/22)	80	82,202
6.50%, 04/01/27 (Call 04/01/22)	250	261,058
6.88%, 07/01/28 (Call 07/01/23)(c)	120	127,390
Aptiv Corp., 4.15%, 03/15/24 (Call 12/15/23)	202	215,574
Aptiv PLC
4.25%, 01/15/26 (Call 10/15/25)	301	332,855
4.35%, 03/15/29 (Call 12/15/28)	75	85,435

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Parts & Equipment (continued)
4.40%, 10/01/46 (Call 04/01/46)	$118	$141,836
5.40%, 03/15/49 (Call 09/15/48)	184	257,037
BorgWarner Inc.
2.65%, 07/01/27 (Call 05/01/27)	448	466,207
3.38%, 03/15/25 (Call 12/15/24)(c)	165	175,468
4.38%, 03/15/45 (Call 09/15/44)	50	60,159
5.00%, 10/01/25(b)	967	1,092,294
Clarios Global LP, 6.75%, 05/15/25 (Call 05/15/22)(b)	216	227,474
Clarios Global LP/Clarios US Finance Co.
6.25%, 05/15/26 (Call 05/15/22)(b)	427	446,770
8.50%, 05/15/27 (Call 05/15/22)(b)	941	1,000,085
Cooper-Standard Automotive Inc.
5.63%, 11/15/26 (Call 11/15/21)(b)	248	198,923
13.00%, 06/01/24 (Call 06/01/22)(b)	190	207,404
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 04/15/22)(b)	75	77,234
Dana Inc.
4.25%, 09/01/30 (Call 05/01/26)	220	222,578
5.38%, 11/15/27 (Call 11/15/22)	285	298,808
5.63%, 06/15/28 (Call 06/15/23)	195	206,388
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28 (Call 08/01/23)(b)	250	261,290
Dornoch Debt Merger Sub Inc., 6.63%, 10/15/29 (Call 10/15/24)(b)	340	335,437
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)	254	270,154
5.00%, 05/31/26 (Call 05/31/22)	425	436,360
5.00%, 07/15/29 (Call 04/15/29)(b)	400	421,888
5.25%, 04/30/31 (Call 01/30/31)	300	320,763
5.25%, 07/15/31 (Call 04/15/31)(b)	305	324,331
5.63%, 04/30/33 (Call 01/30/33)	225	242,109
7.00%, 03/15/28(c)	99	113,427
9.50%, 05/31/25 (Call 05/31/22)	432	470,392
IHO Verwaltungs GmbH
4.75%, 09/15/26 (Call 09/15/22), (5.50% PIK)(b)(f)	200	204,548
6.00%, 05/15/27 (Call 05/15/22), (6.75% PIK)(b)(f)	225	233,568
6.38%, 05/15/29 (Call 05/15/24), (7.13% PIK)(b)(f)	200	216,610
Lear Corp.
3.50%, 05/30/30 (Call 02/28/30)	45	47,935
3.80%, 09/15/27 (Call 06/15/27)	324	353,792
4.25%, 05/15/29 (Call 02/15/29)	280	312,707
5.25%, 05/15/49 (Call 11/15/48)(c)	360	457,513
Levc Finance Ltd., 1.38%, 03/25/24(d)	200	199,128
Magna International Inc.
2.45%, 06/15/30 (Call 03/15/30)	285	289,389
3.63%, 06/15/24 (Call 03/15/24)	345	367,894
4.15%, 10/01/25 (Call 07/01/25)	140	153,801
Meritor Inc.
4.50%, 12/15/28 (Call 12/15/23)(b)	155	154,924
6.25%, 06/01/25 (Call 06/01/22)(b)	72	75,511
Nemak SAB de CV, 3.63%, 06/28/31 (Call 03/28/31)(b)	400	374,064
Real Hero Merger Sub 2 Inc., 6.25%, 02/01/29 (Call 02/01/24)(b)	320	328,518
Tenneco Inc.
5.00%, 07/15/26 (Call 07/15/22)(c)	225	219,411
5.13%, 04/15/29 (Call 04/15/24)(b)	425	421,162
5.38%, 12/15/24 (Call 12/15/21)	125	123,868
7.88%, 01/15/29 (Call 01/15/24)(b)	225	246,002
Titan International Inc., 7.00%, 04/30/28 (Call 04/30/24)(b)	190	195,415

Security	Par (000)	Value

Auto Parts & Equipment (continued)
Toyota Industries Corp.
3.24%, 03/16/23 (Call 02/16/23)(b)	$350	$361,578
3.57%, 03/16/28 (Call 12/16/27)(b)	340	367,996
Wheel Pros Inc., 6.50%, 05/15/29 (Call 05/15/24)(b)	175	170,335
ZF North America Capital Inc., 4.75%, 04/29/25(b)	530	572,745

		16,803,006

Banks — 6.6%
ABN AMRO Bank NV
1.54%, 06/16/27 (Call 06/16/26)(a)(b)	505	496,991
4.40%, 03/27/28 (Call 03/27/23)(a)(d)	600	624,348
4.75%, 07/28/25(b)	490	539,216
4.80%, 04/18/26(b)	200	222,530
ABQ Finance Ltd.
1.88%, 09/08/25(d)	400	398,460
3.13%, 09/24/24(d)	600	626,562
Abu Dhabi Commercial Bank PJSC, 4.00%, 03/13/23(d)	800	834,008
ADCB Finance Cayman Ltd., 4.00%, 03/29/23(d)	600	625,962
ADIB Capital Invest 2 Ltd., 7.13%, (Call 09/20/23)(a)(d)(g)	400	425,020
Agricultural Bank of China Ltd./Hong Kong
0.70%, 06/17/24(d)	400	396,944
1.00%, 10/22/23(d)	800	801,224
1.20%, 10/22/25(d)	400	393,292
Agricultural Bank of China Ltd./New York
0.85%, 01/19/24(d)	400	398,972
1.25%, 01/19/26(d)	400	393,232
AHB Sukuk Co. Ltd., 4.38%, 09/19/23(d)	200	211,834
AIB Group PLC
4.26%, 04/10/25 (Call 04/10/24)(a)(b)	130	138,277
4.75%, 10/12/23(b)	940	1,004,456
Akbank TAS
5.13%, 03/31/25(d)	200	198,740
6.80%, 02/06/26(d)	400	411,200
6.80%, 06/22/31 (Call 06/22/26)(a)(d)	200	194,470
AKCB Finance Ltd., 4.75%, 10/09/23(d)	400	428,576
Amber Circle Funding Ltd., 3.25%, 12/04/22(d)	600	615,444
ANZ New Zealand Int’l Ltd./London
1.25%, 06/22/26(b)	240	236,328
1.90%, 02/13/23(b)	318	323,425
3.40%, 03/19/24(b)	526	556,924
3.45%, 07/17/27(b)	536	583,881
3.45%, 01/21/28(b)	274	300,156
Arab National Bank, 3.33%, 10/28/30 (Call 10/28/25)(a)(d)	400	409,936
ASB Bank Ltd.
1.63%, 10/22/26(b)	400	398,188
2.38%, 10/22/31(b)	400	398,484
3.75%, 06/14/23(b)	420	440,903
Australia & New Zealand Banking Group Ltd.
2.57%, 11/25/35 (Call 11/25/30)(a)(b)	1,010	972,771
2.95%, 07/22/30 (Call 07/22/25)(a)(b)	869	895,444
4.40%, 05/19/26(b)	190	210,096
Australia & New Zealand Banking Group Ltd./New York NY
2.05%, 11/21/22	611	621,509
2.63%, 11/09/22	84	85,927
3.70%, 11/16/25	300	328,650
Azure Orbit International Finance Ltd., 3.75%, 03/06/23(d)	200	207,084

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Banco Bilbao Vizcaya Argentaria SA
0.88%, 09/18/23	$1,630	$1,632,445
1.13%, 09/18/25	2,355	2,312,681
Banco Bradesco SA/Cayman Islands
2.85%, 01/27/23(d)	300	303,117
3.20%, 01/27/25(d)	400	404,096
Banco de Bogota SA
4.38%, 08/03/27 (Call 05/03/27)(d)	600	625,914
6.25%, 05/12/26(d)	200	218,736
Banco de Credito del Peru
3.13%, 07/01/30 (Call 07/01/25)(a)(d)	600	594,630
4.25%, 04/01/23(d)	695	724,746
Banco de Credito e Inversiones SA, 3.50%, 10/12/27(d)	400	425,472
Banco del Estado de Chile, 2.70%, 01/09/25 (Call 12/09/24)(c)(d)	400	411,764
Banco do Brasil SA/Cayman
4.63%, 01/15/25(d)	800	838,272
4.75%, 03/20/24(d)	200	210,188
4.88%, 04/19/23(d)	400	416,268
5.88%, 01/19/23(d)	1,000	1,044,380
Banco General SA, 4.13%, 08/07/27 (Call 05/07/27)(d)	400	428,392
Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.13%, 06/06/24(d)	450	475,088
4.38%, 04/11/27 (Call 01/11/27)(d)	570	603,755
Banco Internacional del Peru SAA Interbank, 3.25%, 10/04/26 (Call 08/04/26)(d)	100	102,344
Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.38%, 10/14/25(d)	600	663,924
Banco Nacional de Panama, 2.50%, 08/11/30 (Call 05/11/30)(d)	600	568,938
Banco Safra SA/Cayman Islands, 4.13%, 02/08/23(d)	600	617,232
Banco Santander Chile, 2.70%, 01/10/25 (Call 12/10/24)(c)(d)	473	486,897
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
4.13%, 11/09/22(c)(d)	800	823,296
5.38%, 04/17/25(d)	450	498,235
Banco Santander SA
1.72%, 09/14/27 (Call 09/14/26)(a)	600	590,322
1.85%, 03/25/26	500	500,715
2.71%, 06/27/24	600	625,758
2.75%, 05/28/25	625	649,362
2.75%, 12/03/30	1,175	1,156,505
2.96%, 03/25/31	675	688,682
3.13%, 02/23/23	660	680,480
3.31%, 06/27/29	825	883,831
3.49%, 05/28/30	705	750,226
3.80%, 02/23/28	554	605,677
3.85%, 04/12/23	550	574,260
4.25%, 04/11/27	420	464,222
5.18%, 11/19/25	275	308,641
Banco Votorantim SA, 4.38%, 07/29/25(d)	200	203,212
Bancolombia SA, 3.00%, 01/29/25 (Call 12/29/24)	1,690	1,707,914
Bangkok Bank PCL/Hong Kong
3.73%, 09/25/34 (Call 09/25/29)(a)(d)	600	610,350
4.05%, 03/19/24(d)	600	640,236
4.45%, 09/19/28(d)	300	342,963
9.03%, 03/15/29(b)	400	547,004

Security	Par (000)	Value

Banks (continued)
Bank Mandiri Persero Tbk PT
2.00%, 04/19/26(d)	$400	$398,112
4.75%, 05/13/25(d)	400	438,908
Bank Muscat SAOG
4.75%, 03/17/26(d)	200	206,026
4.88%, 03/14/23(d)	600	617,208
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26(d)	400	407,104
Bank of America Corp.
0.52%, 06/14/24 (Call 06/14/23)(a)	960	955,498
0.81%, 10/24/24 (Call 10/24/23), (SOFR + 0.740%)(a)	1,544	1,541,422
0.98%, 04/22/25 (Call 04/22/24), (SOFR + 0.690%)(a)	874	870,320
0.98%, 09/25/25 (Call 09/25/24), (SOFR + 0.910%)(a)	792	786,781
1.20%, 10/24/26 (Call 10/24/25)(a)	1,008	990,662
1.32%, 06/19/26 (Call 06/19/25), (SOFR + 1.150%)(a)	963	955,267
1.49%, 05/19/24 (Call 05/19/23)(a)	442	446,782
1.73%, 07/22/27 (Call 07/22/26)(a)	2,897	2,879,241
1.90%, 07/23/31 (Call 07/23/30)(a)	712	680,316
1.92%, 10/24/31 (Call 10/24/30)(a)	987	941,075
2.02%, 02/13/26 (Call 02/13/25), (3 mo. LIBOR US + 0.640%)(a)	1,300	1,323,855
2.09%, 06/14/29 (Call 06/14/28)(a)	1,005	993,322
2.30%, 07/21/32 (Call 07/21/31), (SOFR + 1.220%)(a)	1,000	978,830
2.46%, 10/22/25 (Call 10/22/24), (3 mo. LIBOR US + 0.870%)(a)	521	538,485
2.48%, 09/21/36 (Call 09/21/31)(a)	2,000	1,944,300
2.50%, 02/13/31 (Call 02/13/30), (3 mo. LIBOR US + 0.990%)(a)	1,853	1,859,096
2.57%, 10/20/32 (Call 10/20/31)(a)	1,105	1,107,420
2.59%, 04/29/31 (Call 04/29/30), (SOFR + 2.150%)(a)	1,650	1,666,962
2.68%, 06/19/41 (Call 06/19/40)(a)	2,192	2,110,545
2.69%, 04/22/32 (Call 04/22/31)(a)	2,180	2,209,299
2.83%, 10/24/51 (Call 10/24/50), (SOFR + 1.880%)(a)	480	471,998
2.88%, 10/22/30 (Call 10/22/29), (3 mo. LIBOR US + 1.190%)(a)	1,059	1,095,281
2.97%, 07/21/52 (Call 07/21/51), (SOFR + 1.560%)(a)	380	383,789
3.00%, 12/20/23 (Call 12/20/22), (3 mo. LIBOR US + 0.790%)(a)	2,923	2,998,121
3.09%, 10/01/25 (Call 10/01/24), (3 mo. LIBOR US + 1.090%)(a)	585	614,917
3.19%, 07/23/30 (Call 07/23/29), (3 mo. LIBOR US + 1.180%)(a)	1,195	1,265,302
3.25%, 10/21/27 (Call 10/21/26)	1,073	1,144,011
3.30%, 01/11/23	1,090	1,126,221
3.31%, 04/22/42 (Call 04/22/41)(a)	1,164	1,231,023
3.37%, 01/23/26 (Call 01/23/25), (3 mo. LIBOR US + 0.810%)(a)	640	678,829
3.42%, 12/20/28 (Call 12/20/27), (3 mo. LIBOR US + 1.040%)(a)	1,880	2,010,867
3.46%, 03/15/25 (Call 03/15/24)(a)	1,335	1,406,810
3.50%, 04/19/26	1,326	1,431,430
3.55%, 03/05/24 (Call 03/05/23)(a)	880	912,648

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.56%, 04/23/27 (Call 04/23/26), (3 mo. LIBOR US + 1.060%)(a)	$762	$818,716
3.59%, 07/21/28 (Call 07/21/27), (3 mo. LIBOR US + 1.370%)(a)	1,081	1,169,880
3.71%, 04/24/28 (Call 04/24/27), (3 mo. LIBOR US + 1.512%)(a)	894	969,212
3.82%, 01/20/28 (Call 01/20/27), (3 mo. LIBOR US + 1.575%)(a)	1,218	1,327,681
3.86%, 07/23/24 (Call 07/23/23)(a)	1,220	1,281,110
3.88%, 08/01/25	896	977,984
3.95%, 01/23/49 (Call 01/23/48), (3 mo. LIBOR US + 1.190%)(a)	608	715,762
3.97%, 03/05/29 (Call 03/05/28), (3 mo. LIBOR US + 1.070%)(a)	1,251	1,385,170
3.97%, 02/07/30 (Call 02/07/29), (3 mo. LIBOR US + 1.210%)(a)	2,119	2,353,277
4.00%, 04/01/24	1,892	2,030,230
4.00%, 01/22/25	617	664,984
4.08%, 04/23/40 (Call 04/23/39), (3 mo. LIBOR US + 1.320%)(a)	767	887,511
4.08%, 03/20/51 (Call 03/20/50), (3 mo. LIBOR US + 3.150%)(a)	2,169	2,616,269
4.10%, 07/24/23	2,532	2,686,477
4.13%, 01/22/24	1,688	1,809,097
4.20%, 08/26/24	1,868	2,020,522
4.24%, 04/24/38 (Call 04/24/37), (3 mo. LIBOR US + 1.814%)(a)	1,610	1,893,312
4.25%, 10/22/26	383	423,866
4.27%, 07/23/29 (Call 07/23/28), (3 mo. LIBOR US + 1.310%)(a)	1,552	1,743,377
4.33%, 03/15/50 (Call 03/15/49), (3 mo. LIBOR US + 1.520%)(a)	1,151	1,429,116
4.44%, 01/20/48 (Call 01/20/47), (3 mo. LIBOR US + 1.990%)(a)	1,969	2,483,854
4.45%, 03/03/26	791	876,499
4.88%, 04/01/44	290	377,212
5.00%, 01/21/44	625	820,812
5.88%, 02/07/42	609	868,318
6.11%, 01/29/37	1,057	1,430,206
6.22%, 09/15/26	155	185,668
7.75%, 05/14/38	973	1,525,567
Series L, 3.95%, 04/21/25	732	790,787
Series L, 4.18%, 11/25/27 (Call 11/25/26)	1,425	1,569,310
Series L, 4.75%, 04/21/45	945	1,195,510
Series N, 1.66%, 03/11/27 (Call 03/11/26)(a)	1,400	1,393,476
Series N, 2.65%, 03/11/32 (Call 03/11/31), (SOFR + 1.220%)(a)	2,002	2,022,861
Series N, 3.48%, 03/11/51 (Call 03/11/51), (SOFR + 1.650%)(a)	755	836,827
Bank of America N.A., 6.00%, 10/15/36	1,285	1,762,596
Bank of China Hong Kong Ltd., 5.90%, (Call 09/14/23)(a)(b)(g)	1,300	1,389,336
Bank of China Ltd., 5.00%, 11/13/24(d)	800	877,928
Bank of China Ltd./Hong Kong
0.75%, 02/04/24(d)	400	396,752
0.88%, 01/14/24(d)	600	598,632
0.96%, 03/08/23, (3 mo. LIBOR US + 0.850%)(a)(d)	250	251,565
1.25%, 06/24/25(d)	400	396,604
Bank of China Ltd./Luxembourg, 1.40%, 04/28/26(d)	800	791,016
Bank of China Ltd./Paris, 0.95%, 09/21/23(d)	1,000	999,690

Security	Par (000)	Value

Banks (continued)
Bank of China Ltd./Singapore, 0.97%, 04/17/23, (3 mo. LIBOR US + 0.85%)(a)(d)	$400	$401,804
Bank of Communication, 2.30%, 07/08/31 (Call 07/08/26)(a)(d)	600	586,068
Bank of Communications Co. Ltd., 3.80%, (Call 11/18/25)(a)(d)(g)	1,800	1,866,186
Bank of Communications Co. Ltd./Hong Kong
0.71%, 01/22/23, (3 mo. LIBOR US + 0.580%)(a)(d)	600	600,870
0.93%, 07/20/23, (3 mo. LIBOR US + 0.800%)(a)(d)	400	402,140
1.02%, 12/04/22, (3 mo. LIBOR US + 0.900%)(a)(d)	400	402,036
1.20%, 09/10/25(d)	800	786,224
Bank of East Asia Ltd. (The), 4.00%, 05/29/30 (Call 05/29/25)(a)(d)	1,100	1,138,764
Bank of Ireland Group PLC, 4.50%, 11/25/23(b)	740	789,861
Bank of Montreal
0.45%, 12/08/23	1,182	1,176,456
0.63%, 07/09/24	1,000	990,390
0.95%, 01/22/27 (Call 01/22/26)(a)	185	180,098
1.25%, 09/15/26	1,925	1,888,771
1.85%, 05/01/25	102	104,122
2.05%, 11/01/22	925	940,494
2.50%, 06/28/24	1,240	1,290,146
2.55%, 11/06/22 (Call 10/06/22)	214	218,310
3.80%, 12/15/32 (Call 12/15/27)(a)	601	648,822
4.34%, 10/05/28 (Call 10/05/23)(a)	710	753,977
Series E, 3.30%, 02/05/24	1,783	1,879,478
Bank of New York Mellon Corp. (The)
0.35%, 12/07/23 (Call 11/07/23)	190	189,014
0.50%, 04/26/24 (Call 03/26/24)	140	138,985
0.75%, 01/28/26 (Call 12/28/25)	25	24,475
1.05%, 10/15/26 (Call 09/15/26)	627	614,316
1.60%, 04/24/25 (Call 03/24/25)	175	177,434
1.65%, 07/14/28 (Call 05/14/28)	670	661,417
1.65%, 01/28/31 (Call 10/28/30)	50	48,597
1.80%, 07/28/31 (Call 04/28/31)	510	496,495
1.85%, 01/27/23 (Call 12/27/22)	486	493,747
2.10%, 10/24/24	980	1,014,476
2.20%, 08/16/23 (Call 06/16/23)	507	520,481
2.45%, 08/17/26 (Call 05/17/26)	589	615,193
2.80%, 05/04/26 (Call 02/04/26)	272	287,852
2.95%, 01/29/23 (Call 12/29/22)	506	520,492
3.00%, 10/30/28 (Call 07/30/28)	283	303,574
3.25%, 09/11/24 (Call 08/11/24)	686	729,774
3.25%, 05/16/27 (Call 02/16/27)	468	505,108
3.30%, 08/23/29 (Call 05/23/29)	533	580,645
3.40%, 05/15/24 (Call 04/15/24)	235	249,457
3.40%, 01/29/28 (Call 10/29/27)	732	800,025
3.44%, 02/07/28 (Call 02/07/27), (3 mo. LIBOR US + 1.069%)(a)	1,056	1,146,668
3.45%, 08/11/23	537	564,054
3.50%, 04/28/23	616	643,344
3.85%, 04/28/28	230	259,587
3.95%, 11/18/25 (Call 10/18/25)	140	154,120
Series 12, 3.65%, 02/04/24 (Call 01/05/24)	428	454,468
Series G, 3.00%, 02/24/25 (Call 01/24/25)	340	360,063
Series J, 0.85%, 10/25/24 (Call 09/25/24)	200	199,534
Series J, 1.90%, 01/25/29 (Call 11/25/28)	300	299,397
Bank of New Zealand
2.00%, 02/21/25(b)	125	127,601
3.50%, 02/20/24(b)	634	670,747

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Bank of Nova Scotia (The)
0.55%, 09/15/23	$535	$533,919
0.65%, 07/31/24	395	391,370
0.70%, 04/15/24	35	34,781
0.80%, 06/15/23	310	311,296
1.05%, 03/02/26	10	9,793
1.30%, 06/11/25	95	94,940
1.30%, 09/15/26 (Call 06/15/26)	1,300	1,277,991
1.35%, 06/24/26	1,055	1,046,433
1.63%, 05/01/23	1,001	1,017,256
1.95%, 02/01/23	270	274,744
2.00%, 11/15/22	759	771,607
2.15%, 08/01/31	1,020	1,006,475
2.20%, 02/03/25	1,093	1,126,468
2.38%, 01/18/23	240	245,436
2.70%, 08/03/26	630	661,494
3.40%, 02/11/24	1,370	1,446,076
4.50%, 12/16/25	625	695,306
Bank of the Philippine Islands
2.50%, 09/10/24(d)	400	415,012
4.25%, 09/04/23(d)	400	422,476
Bank Rakyat Indonesia Persero Tbk PT, 3.95%, 03/28/24(d)	400	423,844
BankUnited Inc.
4.88%, 11/17/25 (Call 08/17/25)	220	245,249
5.13%, 06/11/30 (Call 03/11/30)	247	283,749
Banque Federative du Credit Mutuel SA
0.65%, 02/27/24(b)	285	282,843
1.00%, 02/04/25(b)	500	496,535
1.60%, 10/04/26(b)	500	498,470
2.38%, 11/21/24(b)	375	387,851
3.75%, 07/20/23(b)	1,247	1,311,807
Barclays Bank PLC, 3.75%, 05/15/24	200	214,484
Barclays PLC
1.01%, 12/10/24 (Call 12/10/23)(a)	465	464,735
2.65%, 06/24/31 (Call 06/24/30)(a)	463	463,444
2.85%, 05/07/26 (Call 05/07/25)(a)	1,055	1,097,274
3.56%, 09/23/35 (Call 09/23/30)(a)	1,400	1,444,324
3.65%, 03/16/25	370	394,812
3.68%, 01/10/23 (Call 01/10/22)	665	668,917
3.93%, 05/07/25 (Call 05/07/24)(a)	708	753,411
4.34%, 05/16/24 (Call 05/16/23), (3 mo. LIBOR US + 1.356%)(a)	1,215	1,278,569
4.34%, 01/10/28 (Call 01/10/27)	924	1,017,823
4.38%, 09/11/24	574	620,173
4.38%, 01/12/26	2,045	2,252,077
4.84%, 05/09/28 (Call 05/07/27)	553	616,081
4.95%, 01/10/47	688	906,096
4.97%, 05/16/29 (Call 05/16/28)(a)	1,010	1,165,702
5.09%, 06/20/30 (Call 06/20/29), (3 mo. LIBOR US + 3.054%)(a)	770	884,445
5.20%, 05/12/26	1,795	2,032,119
5.25%, 08/17/45	630	854,381
BBK BSC, 5.50%, 07/09/24(d)	600	622,440
BBVA Bancomer SA/Texas
1.88%, 09/18/25(d)	600	601,290
4.38%, 04/10/24(d)	406	435,610
BBVA USA
3.88%, 04/10/25 (Call 03/10/25)	31	33,493
2.50%, 08/27/24 (Call 07/27/24)	751	782,001

Security	Par (000)	Value

Banks (continued)
BDO Unibank Inc., 2.13%, 01/13/26(d)	$800	$810,256
BNG Bank NV
1.50%, 09/06/22(b)	5	5,053
1.50%, 10/16/24(b)(c)	1,000	1,019,190
2.38%, 03/16/26(b)	250	262,648
3.13%, 11/08/21(b)	275	275,138
BNP Paribas SA
1.32%, 01/13/27 (Call 01/13/26)(a)(b)	1,780	1,739,541
1.68%, 06/30/27 (Call 06/30/26)(a)(b)	1,015	1,000,201
1.90%, 09/30/28 (Call 09/30/27)(a)(b)	2,200	2,161,324
2.16%, 09/15/29 (Call 09/15/28)(a)(b)	295	289,425
2.22%, 06/09/26 (Call 06/09/25)(a)(b)	490	498,879
2.59%, 08/12/35 (Call 08/12/30)(a)(b)	1,825	1,753,734
2.82%, 11/19/25 (Call 11/19/24)(a)(b)	1,697	1,761,367
2.82%, 01/26/41(b)	360	343,692
2.87%, 04/19/32 (Call 04/19/31)(a)(b)	435	442,077
3.05%, 01/13/31 (Call 01/13/30)(a)(b)	545	566,048
3.25%, 03/03/23	1,083	1,122,324
3.38%, 01/09/25(b)	1,430	1,511,996
3.50%, 03/01/23(b)	1,010	1,047,360
3.50%, 11/16/27(b)	135	144,812
3.80%, 01/10/24(b)	715	756,313
4.25%, 10/15/24	1,983	2,159,804
4.38%, 09/28/25(b)	30	32,673
4.38%, 05/12/26(b)	1,025	1,121,176
4.38%, 03/01/33 (Call 03/01/28)(a)(b)	428	467,350
4.40%, 08/14/28(b)	495	560,726
4.63%, 03/13/27(b)	375	416,588
4.71%, 01/10/25 (Call 01/10/24)(a)(b)	1,235	1,327,329
5.20%, 01/10/30 (Call 01/10/29)(a)(b)	475	560,994
7.20%, (Call 06/25/37)(a)(b)(c)(g)	195	202,646
BNZ International Funding Ltd./London, 3.38%, 03/01/23(b)	670	694,850
BOS Funding Ltd., 4.00%, 09/18/24(d)	400	411,416
BOSCI BVI Ltd., 1.25%, 09/10/23(d)	600	596,220
Boubyan Tier 1 Sukuk Ltd., 3.95%, (Call 10/01/26)(a)(d)(g)	400	402,540
BPCE SA
1.00%, 01/20/26(b)	175	170,567
1.65%, 10/06/26 (Call 10/06/25)(a)(b)	1,685	1,672,716
2.05%, 10/19/27 (Call 10/19/26)(a)(b)	250	248,803
2.38%, 01/14/25(b)	585	599,596
2.70%, 10/01/29(b)	5	5,140
2.75%, 01/11/23(b)	180	184,766
3.12%, 10/19/32 (Call 10/19/31)(a)(b)	300	301,611
3.25%, 01/11/28(b)	250	267,808
3.38%, 12/02/26	1,451	1,566,775
3.50%, 10/23/27(b)	500	531,440
3.58%, 10/19/42 (Call 10/19/41)(a)(b)	300	307,302
4.00%, 09/12/23(b)	435	459,595
4.00%, 04/15/24	758	813,281
4.50%, 03/15/25(b)	595	647,663
4.63%, 07/11/24(b)	50	54,000
4.63%, 09/12/28(b)	325	370,968
4.88%, 04/01/26(b)	170	189,570
5.15%, 07/21/24(b)	540	591,322
5.70%, 10/22/23(b)	395	429,859
Burgan Bank SAK, 2.75%, 12/15/31 (Call 09/15/26)(a)(d)	400	366,168
Caixa Economica Federal, 3.50%, 11/07/22(d)	250	254,180

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Canadian Imperial Bank of Commerce
0.50%, 12/14/23	$904	$897,907
0.95%, 06/23/23	632	634,699
0.95%, 10/23/25	250	245,728
1.00%, 10/18/24	300	298,749
1.25%, 06/22/26 (Call 05/22/26)	960	941,242
2.25%, 01/28/25	740	762,822
3.10%, 04/02/24	873	918,012
3.50%, 09/13/23	550	579,892
CBQ Finance Ltd.
2.00%, 09/15/25(d)	400	402,092
2.00%, 05/12/26(d)	400	399,376
5.00%, 05/24/23(d)	500	531,360
China CITIC Bank Corp. Ltd., 1.12%, 12/14/22, (3 mo. LIBOR US + 1.000%)(a)(d)	300	300,459
China CITIC Bank International Ltd., 4.63%, 02/28/29 (Call 02/28/24)(a)(d)	250	262,630
China Construction Bank Corp.
2.45%, 06/24/30 (Call 06/24/25)(a)(d)	1,200	1,205,940
4.25%, 02/27/29 (Call 02/27/24)(a)(d)	300	317,931
China Construction Bank Corp./Hong Kong
0.86%, 04/22/24(d)	400	398,876
0.94%, 06/08/23, (3 mo. LIBOR US + 0.830%)(a)(d)	200	201,396
1.00%, 08/04/23(d)	800	801,000
1.25%, 08/04/25(d)	600	592,530
1.46%, 04/22/26(d)	600	594,798
China Development Bank
3.38%, 01/24/27(d)	200	216,632
4.00%, 01/24/37(d)	200	233,674
China Everbright Bank Co. Ltd., 0.97%, 08/03/23(a)(d)	1,200	1,201,284
China Merchants Bank Co. Ltd./Hong Kong, 1.20%, 09/10/25(d)	1,000	981,530
China Minsheng Banking Corp. Ltd./Hong Kong
1.03%, 10/22/23, (3 mo. LIBOR US + 0.900%)(a)(d)	1,000	997,330
1.17%, 03/09/23, (3 mo. LIBOR US + 1.050%)(a)(d)	200	199,962
China Zheshang Bank Co. Ltd./Hong Kong, 1.10%, 03/16/24(d)	400	396,960
CIT Bank N.A., 2.97%, 09/27/25 (Call 09/27/24)(a)	260	268,986
CIT Group Inc.
3.93%, 06/19/24 (Call 06/19/23)(a)	245	254,947
4.75%, 02/16/24 (Call 11/16/23)	254	270,528
5.00%, 08/01/23	375	398,213
5.25%, 03/07/25 (Call 12/07/24)	245	269,654
6.13%, 03/09/28	275	327,146
Citibank N.A., 3.65%, 01/23/24 (Call 12/23/23)	690	731,448
Citigroup Inc.
0.78%, 10/30/24 (Call 09/30/23), (SOFR + 0.686%)(a)	1,422	1,418,203
0.98%, 05/01/25 (Call 05/01/24), (SOFR + 0.669%)(a)	819	815,478
1.00%, 11/03/25 (Call 11/03/24)(a)	405	405,259
1.12%, 01/28/27 (Call 01/28/26)(a)	990	965,804
1.46%, 06/09/27 (Call 06/09/26)(a)	955	940,293
1.68%, 05/15/24 (Call 05/15/23)(a)	422	428,161
2.52%, 11/03/32 (Call 11/03/31)(a)	170	169,373
2.56%, 05/01/32 (Call 05/01/31)(a)	1,426	1,429,907
2.57%, 06/03/31 (Call 06/03/30)(a)	1,328	1,337,920
2.67%, 01/29/31 (Call 01/29/30), (SOFR + 1.146%)(a)	232	235,675
2.90%, 11/03/42 (Call 11/03/41)(a)	150	148,623

Security	Par (000)	Value

Banks (continued)
2.98%, 11/05/30 (Call 11/05/29)(a)	$806	$839,143
3.11%, 04/08/26 (Call 04/08/25), (SOFR + 2.842%)(a)	1,845	1,943,117
3.20%, 10/21/26 (Call 07/21/26)	1,797	1,910,499
3.30%, 04/27/25	98	104,620
3.35%, 04/24/25 (Call 04/24/24), (3 mo. LIBOR US + 0.897%)(a)	1,398	1,472,416
3.38%, 03/01/23	200	207,214
3.40%, 05/01/26	1,057	1,138,368
3.50%, 05/15/23	507	528,132
3.52%, 10/27/28 (Call 10/27/27), (3 mo. LIBOR US + 1.151%)(a)	903	969,705
3.67%, 07/24/28 (Call 07/24/27), (3 mo. LIBOR US + 1.390%)(a)	1,330	1,437,517
3.70%, 01/12/26	987	1,070,698
3.75%, 06/16/24	571	611,467
3.88%, 10/25/23	843	895,654
3.88%, 03/26/25	637	684,826
3.88%, 01/22/38 (Call 01/22/38), (3 mo. LIBOR US + 1.168%)(a)	172	195,241
3.89%, 01/10/28 (Call 01/10/27), (3 mo. LIBOR US + 1.563%)(a)	884	962,694
3.98%, 03/20/30 (Call 03/20/29), (3 mo. LIBOR US + 1.338%)(a)	801	889,647
4.00%, 08/05/24	965	1,037,587
4.04%, 06/01/24 (Call 06/01/23), (3 mo. LIBOR US + 1.023%)(a)	1,173	1,233,374
4.08%, 04/23/29 (Call 04/23/28), (3 mo. LIBOR US + 1.192%)(a)	759	844,828
4.13%, 07/25/28	680	754,467
4.28%, 04/24/48 (Call 04/24/47), (3 mo. LIBOR US + 1.839%)(a)	796	993,782
4.30%, 11/20/26	563	624,564
4.40%, 06/10/25	929	1,016,354
4.41%, 03/31/31 (Call 03/31/30), (SOFR + 3.914%)(a)	1,493	1,711,605
4.45%, 09/29/27	1,741	1,950,146
4.60%, 03/09/26	1,088	1,213,392
4.65%, 07/30/45	640	828,570
4.65%, 07/23/48 (Call 06/23/48)	1,276	1,674,737
4.75%, 05/18/46	1,030	1,306,843
5.30%, 05/06/44	767	1,014,051
5.32%, 03/26/41 (Call 03/26/40), (SOFR + 4.548%)(a)	1,043	1,372,932
5.50%, 09/13/25	2,127	2,426,864
5.88%, 02/22/33	176	225,734
5.88%, 01/30/42	431	616,770
6.00%, 10/31/33	435	566,005
6.13%, 08/25/36	640	871,878
6.63%, 01/15/28(c)	80	101,400
6.63%, 06/15/32	914	1,221,232
6.68%, 09/13/43	576	880,376
8.13%, 07/15/39	847	1,437,071
Citizens Bank N.A./Providence RI
2.25%, 04/28/25 (Call 03/28/25)	414	427,244
3.70%, 03/29/23 (Call 02/28/23)	335	348,514
3.75%, 02/18/26 (Call 11/18/25)	580	633,029
Citizens Financial Group Inc.
2.50%, 02/06/30 (Call 12/06/29)	650	657,384
2.64%, 09/30/32 (Call 07/02/32)	350	349,846

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.85%, 07/27/26 (Call 04/25/26)	$365	$384,257
3.25%, 04/30/30 (Call 01/30/30)	695	740,502
4.30%, 12/03/25 (Call 11/03/25)	25	27,466
Comerica Inc.
3.70%, 07/31/23 (Call 07/01/23)	529	554,720
4.00%, 02/01/29 (Call 10/31/28)	530	601,253
Commercial Bank of Dubai PSC, 6.00%, (Call 04/21/26)(a)(d)(g)	400	424,312
Commerzbank AG, 8.13%, 09/19/23(b)	500	559,540
Commonwealth Bank of Australia
1.13%, 06/15/26(b)	920	905,473
1.88%, 09/15/31(b)	2,000	1,946,760
2.63%, 09/06/26(b)	305	321,601
2.69%, 03/11/31(b)	620	613,298
2.85%, 05/18/26(b)	275	291,869
3.15%, 09/19/27(b)	345	372,158
3.31%, 03/11/41(b)	225	230,927
3.35%, 06/04/24(b)	40	42,494
3.61%, 09/12/34 (Call 09/12/29)(a)(b)	1,245	1,309,640
3.74%, 09/12/39(b)	590	639,495
3.90%, 03/16/28(b)	490	554,616
3.90%, 07/12/47(b)	405	492,354
4.32%, 01/10/48(b)	215	257,043
Cooperatieve Rabobank U.A.
3.75%, 07/21/26	412	447,844
3.95%, 11/09/22	357	369,084
4.38%, 08/04/25	575	631,195
4.63%, 12/01/23	925	993,949
5.25%, 05/24/41	823	1,140,036
5.25%, 08/04/45	1,106	1,502,612
5.75%, 12/01/43	595	836,594
Cooperatieve Rabobank U.A./New York
2.75%, 01/10/23	475	487,787
3.38%, 05/21/25	289	310,765
Cooperatieve Rabobank UA
1.00%, 09/24/26 (Call 09/24/25)(a)(b)	270	264,230
1.11%, 02/24/27 (Call 02/24/26)(a)(b)	4,650	4,539,330
1.34%, 06/24/26 (Call 06/24/25)(a)(b)	215	213,478
2.63%, 07/22/24(b)	733	763,485
3.88%, 09/26/23(b)	373	395,108
Credicorp Ltd., 2.75%, 06/17/25 (Call 05/17/25)(d)	400	407,036
Credit Agricole SA
1.25%, 01/26/27 (Call 01/26/26)(a)(b)	335	326,876
3.25%, 01/14/30(b)	688	715,609
4.00%, 01/10/33 (Call 01/10/28)(a)(b)	860	922,298
4.38%, 03/17/25(b)	100	108,430
Credit Agricole SA/London
1.91%, 06/16/26 (Call 06/16/25)(a)(b)	635	641,325
3.25%, 10/04/24(b)	1,450	1,533,882
3.75%, 04/24/23(b)	865	904,375
4.13%, 01/10/27(b)	400	442,208
Credit Bank of Moscow Via CBOM Finance PLC, 4.70%, 01/29/25(d)	700	719,348
Credit Suisse AG/New York NY
0.50%, 02/02/24	510	505,792
1.00%, 05/05/23	1,801	1,810,257
1.25%, 08/07/26	1,260	1,230,428
2.95%, 04/09/25	1,145	1,205,731
3.63%, 09/09/24	1,595	1,705,518

Security	Par (000)	Value

Banks (continued)
Credit Suisse Group AG
1.31%, 02/02/27 (Call 02/02/26)(a)(b)	$1,900	$1,841,594
2.19%, 06/05/26 (Call 06/05/25)(a)(b)	1,814	1,835,478
2.59%, 09/11/25 (Call 09/11/24)(a)(b)	350	359,772
3.00%, 12/14/23 (Call 12/14/22)(a)(b)	445	455,244
3.09%, 05/14/32 (Call 05/14/31)(a)(b)	785	798,855
3.57%, 01/09/23 (Call 01/09/22)(b)	565	568,074
3.75%, 03/26/25	977	1,046,562
3.80%, 06/09/23	165	172,701
3.87%, 01/12/29 (Call 01/12/28)(a)(b)	702	760,722
4.19%, 04/01/31 (Call 04/01/30)(a)(b)	365	404,519
4.21%, 06/12/24 (Call 06/12/23)(a)(b)	450	472,383
4.28%, 01/09/28 (Call 01/09/27)(b)	720	789,372
4.55%, 04/17/26	913	1,014,672
4.88%, 05/15/45	1,545	1,962,428
Daegu Bank Ltd. (The), 3.75%, 08/13/23(d)	400	418,728
Danske Bank A/S
1.23%, 06/22/24 (Call 06/22/23)(b)	285	286,693
1.62%, 09/11/26 (Call 09/11/25)(a)(b)	1,027	1,019,267
3.24%, 12/20/25 (Call 12/20/24)(a)(b)	760	798,676
3.88%, 09/12/23(b)	285	299,680
4.38%, 06/12/28(b)	330	366,033
5.38%, 01/12/24(b)	630	685,049
DBS Group Holdings Ltd.
1.82%, 03/10/31 (Call 03/10/26)(a)(d)	600	592,482
3.30%, (Call 02/27/25)(a)(d)(g)	400	407,520
4.52%, 12/11/28 (Call 12/11/23)(a)(b)	725	772,618
Deutsche Bank AG
4.10%, 01/13/26	505	546,092
4.30%, 05/24/28 (Call 05/24/23), (5 year USD Swap + 2.248%)(a)	885	917,276
4.50%, 04/01/25	855	916,620
Deutsche Bank AG/London, 3.70%, 05/30/24	596	630,640
Deutsche Bank AG/New York NY
0.90%, 05/28/24	310	307,867
1.69%, 03/19/26	535	533,117
2.13%, 11/24/26 (Call 11/24/25)(a)	989	993,253
2.22%, 09/18/24 (Call 09/18/23)(a)	1,045	1,065,200
3.04%, 05/28/32 (Call 05/28/31)(a)	535	539,596
3.30%, 11/16/22	735	754,661
3.55%, 09/18/31 (Call 09/18/30), (SOFR + 3.043%)(a)	900	952,641
3.70%, 05/30/24	655	693,534
3.73%, 01/14/32 (Call 01/14/31)(a)	570	584,638
3.95%, 02/27/23	925	960,899
3.96%, 11/26/25 (Call 11/26/24)(a)	825	880,836
4.10%, 01/13/26	322	347,783
4.88%, 12/01/32 (Call 12/01/27)(a)	525	570,738
5.88%, 07/08/31 (Call 04/08/30)(a)	350	411,194
Development Bank of Kazakhstan JSC
2.95%, 05/06/31(d)	400	396,976
4.13%, 12/10/22(d)	200	206,352
Development Bank of the Philippines, 2.38%, 03/11/31(d)	400	386,112
Dexia Credit Local SA
1.13%, 04/09/26(b)	299	296,973
1.63%, 10/16/24(b)	5	5,106
DIB Sukuk Ltd.
1.96%, 06/22/26(d)	400	399,072
2.95%, 02/20/25(d)	200	207,730

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.95%, 01/16/26(d)	$600	$622,116
3.63%, 02/06/23(d)	600	618,732
DIB Tier 1 Sukuk 3 Ltd., 6.25%, (Call 01/22/25)(a)(d)(g)	400	424,108
DIB Tier 1 Sukuk 4 Ltd., 4.63%, (Call 05/19/26)(a)(d)(g)	800	816,368
DIB Tier 1 Sukuk 5 Ltd., 3.38%, (Call 10/19/26)(a)(d)(g)	200	196,500
Discover Bank
2.45%, 09/12/24 (Call 08/12/24)	1,450	1,499,662
2.70%, 02/06/30 (Call 11/06/29)	75	76,892
3.35%, 02/06/23 (Call 01/06/23)	325	335,153
3.45%, 07/27/26 (Call 04/27/26)	165	176,971
4.20%, 08/08/23	260	275,613
4.65%, 09/13/28 (Call 06/13/28)	444	512,314
DNB Bank ASA, 1.54%, 05/25/27 (Call 05/25/26)(a)(b)	1,115	1,102,980
Doha Finance Ltd., 2.38%, 03/31/26(d)	400	405,176
Dresdner Funding Trust I, 8.15%, 06/30/31 (Call 06/30/29)(b)	550	778,948
Dukhan Tier 1 Sukuk Ltd., 3.95%, (Call 07/14/26)(a)(d)(g)	200	200,404
Ecobank Transnational Inc., 9.50%, 04/18/24(d)	600	651,558
EI Sukuk Co. Ltd., 1.83%, 09/23/25(d)	200	199,972
Emirates Development Bank PJSC
1.64%, 06/15/26(d)	400	398,720
3.52%, 03/06/24(d)	400	423,100
Emirates NBD Bank PJSC
1.64%, 01/13/26(d)	800	802,008
2.63%, 02/18/25(d)	300	312,165
4.25%, (Call 02/27/27)(a)(d)(g)	200	202,670
6.13%, (Call 03/20/25)(a)(d)(g)	400	422,572
6.13%, (Call 07/09/26)(a)(d)(g)	600	649,128
Fab Sukuk Co. Ltd.
1.41%, 01/14/26(d)	800	798,368
2.50%, 01/21/25(d)	400	414,296
3.63%, 03/05/23(d)	200	207,946
3.88%, 01/22/24(d)	400	425,856
Federation des Caisses Desjardins du Quebec, 0.70%, 05/21/24(b)	1,300	1,290,042
Fifth Third Bancorp.
1.63%, 05/05/23 (Call 04/05/23)	206	208,917
1.71%, 11/01/27 (Call 11/01/26)	500	498,765
2.38%, 01/28/25 (Call 12/29/24)	766	790,589
2.55%, 05/05/27 (Call 04/05/27)	692	717,957
3.65%, 01/25/24 (Call 12/25/23)	710	751,272
3.95%, 03/14/28 (Call 02/14/28)	918	1,033,668
4.30%, 01/16/24 (Call 12/16/23)	501	535,238
8.25%, 03/01/38	645	1,064,785
Fifth Third Bank NA
1.80%, 01/30/23 (Call 12/30/22)	310	314,687
2.25%, 02/01/27 (Call 01/01/27)	505	519,660
3.85%, 03/15/26 (Call 02/15/26)	218	237,690
3.95%, 07/28/25 (Call 06/28/25)	355	389,254
First Abu Dhabi Bank PJSC, 4.50%, (Call 04/05/26)(a)(d)(g)	200	210,556
First Horizon Bank, 5.75%, 05/01/30 (Call 02/01/30)	255	309,167
First Horizon Corp.
3.55%, 05/26/23 (Call 04/26/23)	160	166,126
4.00%, 05/26/25 (Call 04/26/25)	150	162,048
First Republic Bank/CA, 4.38%, 08/01/46 (Call 02/01/46)	575	705,657
FirstRand Bank Ltd., 6.25%, 04/23/28 (Call 04/23/23)(a)(d)	200	207,878

Security	Par (000)	Value

Banks (continued)
FNB Corp./PA, 2.20%, 02/24/23 (Call 01/24/23)	$235	$237,752
Freedom Mortgage Corp.
6.63%, 01/15/27 (Call 01/15/24)(b)	340	322,973
7.63%, 05/01/26 (Call 05/01/23)(b)	360	352,688
8.13%, 11/15/24 (Call 11/15/21)(b)	225	227,284
8.25%, 04/15/25 (Call 04/15/22)(b)	283	286,546
Goldman Sachs Capital I, 6.35%, 02/15/34	984	1,366,422
Goldman Sachs Group Inc. (The)
0.48%, 01/27/23 (Call 01/27/22)	2,001	1,997,298
0.52%, 03/08/23 (Call 03/08/22)	20	19,962
0.63%, 11/17/23 (Call 11/17/22), (SOFR + 0.538%)(a)	2,185	2,182,575
0.66%, 09/10/24 (Call 09/10/23)(a)	1,030	1,025,210
0.67%, 03/08/24 (Call 03/08/23)(a)	655	653,729
0.86%, 02/12/26 (Call 02/12/25), (SOFR + 0.609%)(a)	208	204,092
0.93%, 10/21/24 (Call 10/21/23)(a)	1,000	998,900
1.09%, 12/09/26 (Call 12/09/25)(a)	945	922,462
1.43%, 03/09/27 (Call 03/09/26), (SOFR + 0.798%)(a)	448	440,935
1.54%, 09/10/27 (Call 09/10/26)(a)	1,000	983,060
1.95%, 10/21/27 (Call 10/21/26)(a)	1,085	1,086,975
1.99%, 01/27/32 (Call 01/27/31)(a)	1,363	1,302,251
2.38%, 07/21/32 (Call 07/21/31), (SOFR + 1.248%)(a)	560	550,497
2.60%, 02/07/30 (Call 11/07/29)	475	482,695
2.62%, 04/22/32 (Call 04/22/31), (SOFR + 1.281%)(a)	1,097	1,100,115
2.65%, 10/21/32 (Call 10/21/31)(a)	1,605	1,613,378
2.91%, 07/21/42 (Call 07/21/41), (SOFR + 1.472%)(a)	450	448,263
3.20%, 02/23/23 (Call 01/23/23)	478	492,627
3.21%, 04/22/42 (Call 04/22/41)(a)	1,195	1,238,594
3.27%, 09/29/25 (Call 09/29/24), (3 mo. LIBOR US + 1.201%)(a)	1,367	1,441,898
3.50%, 01/23/25 (Call 10/23/24)	664	705,593
3.50%, 04/01/25 (Call 03/01/25)	1,440	1,536,509
3.50%, 11/16/26 (Call 11/16/25)	1,329	1,423,678
3.63%, 01/22/23	1,251	1,295,923
3.63%, 02/20/24 (Call 01/20/24)	1,326	1,402,351
3.69%, 06/05/28 (Call 06/05/27), (3 mo. LIBOR US + 1.510%)(a)	603	652,506
3.75%, 05/22/25 (Call 02/22/25)	831	892,411
3.75%, 02/25/26 (Call 11/25/25)	806	873,261
3.80%, 03/15/30 (Call 12/15/29)	538	593,253
3.81%, 04/23/29 (Call 04/23/28), (3 mo. LIBOR US + 1.158%)(a)	755	826,800
3.85%, 07/08/24 (Call 04/08/24)	796	848,512
3.85%, 01/26/27 (Call 01/26/26)	974	1,054,482
4.00%, 03/03/24	1,908	2,037,668
4.02%, 10/31/38 (Call 10/31/37), (3 mo. LIBOR US + 1.373%)(a)	1,709	1,954,447
4.22%, 05/01/29 (Call 05/01/28), (3 mo. LIBOR US + 1.301%)(a)	1,117	1,251,185
4.25%, 10/21/25	1,047	1,148,067
4.41%, 04/23/39 (Call 04/23/38), (3 mo. LIBOR US + 1.430%)(a)	855	1,025,949
4.75%, 10/21/45 (Call 04/21/45)	760	994,057
4.80%, 07/08/44 (Call 01/08/44)	1,113	1,424,161
5.15%, 05/22/45	1,004	1,326,666

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.95%, 01/15/27	$596	$710,051
6.13%, 02/15/33	903	1,196,917
6.25%, 02/01/41	1,705	2,500,024
6.45%, 05/01/36	1,383	1,900,851
6.75%, 10/01/37	2,615	3,732,651
Grupo Aval Ltd., 4.38%, 02/04/30 (Call 11/04/29)(d)	1,000	977,500
Gulf International Bank BSC, 2.38%, 09/23/25(d)	600	605,922
Hana Bank
1.25%, 12/16/26(d)	400	393,572
4.25%, 10/14/24(d)	200	216,176
HSBC Bank USA N.A., 7.00%, 01/15/39	15	23,264
HSBC Bank USA N.A./New York NY
5.63%, 08/15/35	390	494,965
5.88%, 11/01/34	180	232,072
HSBC Holdings PLC
0.98%, 05/24/25 (Call 05/24/24)(a)	370	366,962
1.59%, 05/24/27 (Call 05/24/26)(a)	1,277	1,253,605
1.65%, 04/18/26 (Call 04/18/25)(a)	1,225	1,221,435
2.01%, 09/22/28 (Call 09/22/27)(a)	675	664,436
2.10%, 06/04/26 (Call 06/04/25)(a)	450	455,463
2.21%, 08/17/29 (Call 08/17/28), (SOFR + 1.285%)(a)	650	637,136
2.63%, 11/07/25 (Call 11/07/24), (SOFR + 1.401%)(a)	1,205	1,246,633
2.80%, 05/24/32 (Call 05/24/31)(a)	685	689,761
2.85%, 06/04/31 (Call 06/04/30)(a)	684	695,416
3.03%, 11/22/23 (Call 11/22/22)(a)	1,457	1,492,580
3.60%, 05/25/23	850	888,428
3.80%, 03/11/25 (Call 03/11/24)(a)	1,420	1,503,084
3.90%, 05/25/26	520	564,751
3.95%, 05/18/24 (Call 05/18/23), (3 mo. LIBOR US + 0.987%)(a)	985	1,031,265
3.97%, 05/22/30 (Call 05/22/29)(a)	1,180	1,290,118
4.04%, 03/13/28 (Call 03/13/27), (3 mo. LIBOR US + 1.546%)(a)	920	1,000,914
4.25%, 03/14/24	892	950,212
4.25%, 08/18/25	540	585,176
4.29%, 09/12/26 (Call 09/15/25)(a)	795	866,288
4.30%, 03/08/26	1,535	1,689,221
4.38%, 11/23/26	745	819,358
4.58%, 06/19/29 (Call 06/19/28)(a)	1,491	1,684,398
4.95%, 03/31/30	755	888,378
5.25%, 03/14/44	1,280	1,658,470
6.10%, 01/14/42	400	575,672
6.50%, 05/02/36	1,141	1,554,852
6.50%, 09/15/37	1,750	2,421,632
6.80%, 06/01/38	939	1,345,024
7.63%, 05/17/32	298	412,825
HSBC USA Inc., 3.50%, 06/23/24	685	730,402
Huntington Bancshares Inc./OH
2.49%, 08/15/36 (Call 08/15/31)(a)(b)	667	651,139
2.55%, 02/04/30 (Call 01/04/30)	509	521,969
2.63%, 08/06/24 (Call 07/06/24)	1,131	1,175,132
4.00%, 05/15/25 (Call 04/15/25)	410	445,445
ICICI Bank Ltd./Dubai
3.80%, 12/14/27(d)	300	319,725
4.00%, 03/18/26(d)	200	213,984
Industrial & Commercial Bank of China Ltd., 4.88%, 09/21/25(d)	600	658,932

Security	Par (000)	Value

Banks (continued)
Industrial & Commercial Bank of China Ltd./Hong Kong
0.90%, 09/16/24, (3 mo. LIBOR US + 0.780%)(a)(d)	$400	$402,780
1.00%, 07/20/23(d)	1,000	1,001,450
Industrial & Commercial Bank of China Ltd./London, 0.97%, 10/25/23, (3 mo. LIBOR US + 0.850%)(a)(d)	800	806,496
Industrial & Commercial Bank of China Ltd./New York NY, 2.96%, 11/08/22	1,205	1,230,329
Industrial & Commercial Bank of China Ltd./Singapore
0.97%, 04/16/23, (3 mo. LIBOR US + 0.85%)(a)(d)	1,000	1,006,310
1.00%, 09/09/23(d)	400	400,268
1.20%, 09/09/25(d)	400	394,196
Industrial & Commercial Bank of China Macau Ltd., 2.88%, 09/12/29 (Call 09/12/24)(a)(d)	1,000	1,027,510
Industrial Bank Co. Ltd./Hong Kong
0.88%, 06/10/24(d)	700	695,324
1.13%, 11/06/23(d)	200	199,296
1.17%, 03/05/23, (3 mo. LIBOR US + 1.050%)(a)(d)	200	200,454
Industrial Senior Trust, 5.50%, 11/01/22(d)	650	666,250
ING Bank NV, 5.80%, 09/25/23(b)	200	217,732
ING Groep NV
1.40%, 07/01/26 (Call 07/01/25)(a)(b)	530	526,719
1.73%, 04/01/27 (Call 04/01/26)(a)	375	374,003
2.73%, 04/01/32 (Call 04/01/31)(a)	765	780,285
3.55%, 04/09/24	846	897,767
3.95%, 03/29/27	450	495,535
4.05%, 04/09/29	615	694,759
4.10%, 10/02/23	2,100	2,233,140
4.55%, 10/02/28	698	808,207
4.63%, 01/06/26(b)	495	554,306
4.70%, 03/22/28 (Call 03/22/23)(a)(d)	400	417,848
International Bank of Azerbaijan OJSC, 3.50%, 09/01/24(d)	1,073	1,078,526
Intesa Sanpaolo SpA
3.38%, 01/12/23(b)	575	592,405
3.88%, 07/14/27(b)	450	482,917
3.88%, 01/12/28(b)	120	128,167
4.20%, 06/01/32 (Call 06/01/31)(b)	365	368,354
4.95%, 06/01/42 (Call 06/01/41)(b)	500	512,995
5.02%, 06/26/24(b)	1,000	1,077,780
5.71%, 01/15/26(b)	700	777,287
Series XR, 3.25%, 09/23/24(b)	405	424,914
Series XR, 4.00%, 09/23/29(b)	530	572,453
Series XR, 4.70%, 09/23/49(b)(c)	245	300,495
Itau Unibanco Holding SA/Cayman Island
2.90%, 01/24/23(c)(d)	600	606,948
3.25%, 01/24/25(d)	600	606,132
5.13%, 05/13/23(d)	700	733,544
JPMorgan Chase & Co.
0.56%, 02/16/25 (Call 02/16/24)(a)	10	9,898
0.65%, 09/16/24 (Call 09/16/23)(a)	380	379,335
0.70%, 03/16/24 (Call 03/16/23), (SOFR + 0.580%)(a)	1,110	1,110,055
0.77%, 08/09/25 (Call 08/09/24), (SOFR + 0.490%)(a)	1,030	1,017,867
0.82%, 06/01/25 (Call 06/01/24)(a)	1,270	1,259,688
0.97%, 06/23/25 (Call 06/23/24)(a)	1,035	1,029,173
1.04%, 02/04/27 (Call 02/04/26)(a)	81	78,667
1.05%, 11/19/26 (Call 11/19/25), (SOFR + 0.800%)(a)	379	369,654
1.47%, 09/22/27 (Call 09/22/26)(a)	500	490,830

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
1.51%, 06/01/24 (Call 06/01/23)(a)	$1,885	$1,907,865
1.58%, 04/22/27 (Call 04/22/26), (SOFR + 0.885%)(a)	485	480,553
1.76%, 11/19/31 (Call 11/19/30)(a)	782	740,304
1.95%, 02/04/32 (Call 02/04/31)(a)	980	938,477
2.01%, 03/13/26 (Call 03/13/25)(a)	1,037	1,055,739
2.07%, 06/01/29 (Call 06/01/28)(a)	1,350	1,336,770
2.08%, 04/22/26 (Call 04/22/25)(a)	1,624	1,656,415
2.18%, 06/01/28 (Call 06/01/27)(a)	270	271,858
2.30%, 10/15/25 (Call 10/15/24)(a)	879	904,966
2.52%, 04/22/31 (Call 04/22/30), (SOFR + 2.040%)(a)	1,255	1,269,533
2.53%, 11/19/41 (Call 11/19/40)(a)	1,350	1,283,431
2.58%, 04/22/32 (Call 04/22/31)(a)	835	840,995
2.70%, 05/18/23 (Call 03/18/23)	1,156	1,190,033
2.74%, 10/15/30 (Call 10/15/29), (SOFR + 1.510%)(a)	1,332	1,367,831
2.95%, 10/01/26 (Call 07/01/26)	1,394	1,474,810
2.96%, 05/13/31 (Call 05/13/30), (SOFR + 2.515%)(a)	1,440	1,487,549
2.97%, 01/15/23 (Call 01/15/22)	1,274	1,280,510
3.11%, 04/22/41 (Call 04/22/40), (SOFR + 2.460%)(a)	830	859,548
3.11%, 04/22/51 (Call 04/22/50), (SOFR + 2.440%)(a)	777	805,057
3.13%, 01/23/25 (Call 10/23/24)	1,124	1,185,809
3.16%, 04/22/42 (Call 04/22/41)(a)	1,160	1,205,855
3.20%, 01/25/23	1,120	1,157,117
3.20%, 06/15/26 (Call 03/15/26)	1,419	1,514,399
3.22%, 03/01/25 (Call 03/01/24), (3 mo. LIBOR US + 1.155%)(a)	1,006	1,054,459
3.30%, 04/01/26 (Call 01/01/26)	807	862,804
3.33%, 04/22/52 (Call 04/22/51), (SOFR + 1.580%)(a)	756	815,898
3.38%, 05/01/23	1,066	1,109,034
3.51%, 01/23/29 (Call 01/23/28), (3 mo. LIBOR US + 0.945%)(a)	2,292	2,474,718
3.54%, 05/01/28 (Call 05/01/27), (3 mo. LIBOR US + 1.380%)(a)	491	530,049
3.56%, 04/23/24 (Call 04/23/23), (3 mo. LIBOR US + 0.730%)(a)	990	1,030,679
3.63%, 05/13/24	403	430,553
3.63%, 12/01/27 (Call 12/01/26)	1,175	1,267,625
3.70%, 05/06/30 (Call 05/06/29)(a)	628	686,517
3.78%, 02/01/28 (Call 02/01/27), (3 mo. LIBOR US + 1.337%)(a)	804	875,451
3.80%, 07/23/24 (Call 07/23/23)(a)	1,605	1,686,406
3.88%, 02/01/24	1,221	1,302,502
3.88%, 09/10/24	2,452	2,636,317
3.88%, 07/24/38 (Call 07/24/37), (3 mo. LIBOR US + 1.360%)(a)	525	597,313
3.90%, 07/15/25 (Call 04/15/25)	1,609	1,747,535
3.90%, 01/23/49 (Call 01/23/48), (3 mo. LIBOR US + 1.220%)(a)	1,629	1,898,697
3.96%, 01/29/27 (Call 01/29/26)(a)	1,229	1,338,651
3.96%, 11/15/48 (Call 11/15/47), (3 mo. LIBOR US + 1.380%)(a)	1,430	1,682,795
4.01%, 04/23/29 (Call 04/23/28)(a)	1,027	1,139,077
4.02%, 12/05/24 (Call 12/05/23), (3 mo. LIBOR US + 1.000%)(a)	1,858	1,975,258

Security	Par (000)	Value

Banks (continued)
4.03%, 07/24/48 (Call 07/24/47), (3 mo. LIBOR US + 1.460%)(a)	$647	$767,290
4.13%, 12/15/26	607	672,617
4.20%, 07/23/29 (Call 07/23/28), (3 mo. LIBOR US + 1.260%)(a)	900	1,009,242
4.25%, 10/01/27	1,628	1,833,470
4.26%, 02/22/48 (Call 02/22/47), (3 mo. LIBOR US + 1.580%)(a)	1,198	1,466,076
4.45%, 12/05/29 (Call 12/05/28), (3 mo. LIBOR US + 1.330%)(a)	838	955,236
4.49%, 03/24/31 (Call 03/24/30), (SOFR + 3.790%)(a)	1,131	1,309,868
4.85%, 02/01/44	533	694,478
4.95%, 06/01/45	941	1,241,998
5.40%, 01/06/42	1,085	1,478,095
5.50%, 10/15/40	796	1,079,870
5.60%, 07/15/41	998	1,378,787
5.63%, 08/16/43	1,642	2,263,119
6.40%, 05/15/38	1,094	1,587,788
7.63%, 10/15/26	890	1,134,065
8.00%, 04/29/27	1,658	2,167,636
8.75%, 09/01/30	55	82,188
Kasikornbank PCL/Hong Kong, 3.34%, 10/02/31 (Call 10/02/26)(a)(d)	600	601,848
KeyBank N.A./Cleveland OH
0.42%, 01/03/24 (Call 01/03/23)(a)	810	808,331
1.25%, 03/10/23	685	691,809
3.40%, 05/20/26	900	967,428
3.90%, 04/13/29 (Call 03/13/29)	309	343,052
6.95%, 02/01/28	5	6,339
KeyCorp.
2.25%, 04/06/27	608	621,771
2.55%, 10/01/29	605	623,955
4.10%, 04/30/28	580	657,349
4.15%, 10/29/25	443	488,558
KfW
0.00%, 04/18/36(h)	600	458,058
0.00%, 06/29/37(h)	830	622,102
0.13%, 05/16/23(d)	935	930,736
0.25%, 04/25/23	1,450	1,446,592
0.25%, 10/19/23	2,425	2,411,299
0.25%, 03/08/24	2,015	1,995,999
0.38%, 07/18/25	1,305	1,275,624
0.50%, 09/20/24	645	639,511
0.63%, 01/22/26	1,150	1,126,137
0.75%, 09/30/30	2,150	2,006,272
1.00%, 10/01/26	25	24,730
1.38%, 08/05/24	1,285	1,306,588
1.63%, 02/15/23	2,321	2,358,322
1.75%, 09/14/29	829	840,407
2.00%, 05/02/25	1,648	1,707,476
2.13%, 01/17/23	1,505	1,537,478
2.13%, 08/07/23(d)	25	25,715
2.38%, 12/29/22	1,596	1,633,985
2.50%, 11/20/24	1,894	1,988,473
2.63%, 02/28/24	850	888,649
2.88%, 04/03/28	2,441	2,655,027
Kookmin Bank
1.38%, 05/06/26(d)	400	396,240
1.75%, 05/04/25(c)(d)	400	404,032

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.50%, 11/04/30(d)	$600	$590,934
4.35%, (Call 07/02/24)(a)(d)(g)	400	420,316
Korea Development Bank (The)
0.40%, 03/09/24	400	397,036
0.40%, 09/09/26	600	588,648
0.47%, 02/18/23, (3 mo. LIBOR US + 0.350%)(a)	400	400,832
0.80%, 07/19/26	400	388,912
1.57%, 04/16/23, (3 mo. LIBOR US + 1.450%)(a)(d)	600	611,088
1.63%, 01/19/31	700	683,718
2.00%, 09/12/26	200	205,558
2.13%, 10/01/24	465	482,912
2.75%, 03/19/23	250	257,243
3.00%, 01/13/26	200	213,298
3.38%, 03/12/23	300	311,109
3.38%, 09/16/25	200	215,732
3.75%, 01/22/24	400	426,656
Landesbank Baden-Wuerttemberg, 7.63%, 02/01/23	945	1,024,928
Landeskreditbank Baden-Wuerttemberg Foerderbank, 0.50%, 12/08/25(d)	50	48,803
Landwirtschaftliche Rentenbank
0.88%, 03/30/26	450	444,438
0.88%, 09/03/30	1,458	1,371,059
1.75%, 07/27/26	414	424,147
1.75%, 01/14/27(d)	380	388,615
1.88%, 04/17/23(d)	820	837,286
2.00%, 01/13/25	2,390	2,473,530
2.38%, 01/23/24(d)	345	358,155
2.38%, 06/10/25	349	366,241
3.13%, 11/14/23	1,410	1,482,460
Series 37, 2.50%, 11/15/27	1,013	1,075,654
Series 40, 0.50%, 05/27/25	875	860,300
Lloyds Bank PLC, 3.50%, 05/14/25	160	170,734
Lloyds Banking Group PLC
2.44%, 02/05/26 (Call 02/05/25)(a)	735	756,212
2.91%, 11/07/23 (Call 11/07/22)(a)	1,128	1,152,726
3.57%, 11/07/28 (Call 11/07/27)(a)	1,031	1,105,098
3.75%, 01/11/27	828	898,570
3.87%, 07/09/25 (Call 07/09/24)(a)	656	701,441
3.90%, 03/12/24	290	309,094
4.05%, 08/16/23	1,210	1,280,313
4.34%, 01/09/48	1,162	1,397,595
4.38%, 03/22/28	1,115	1,258,802
4.45%, 05/08/25	515	566,933
4.50%, 11/04/24	1,397	1,520,369
4.55%, 08/16/28	640	733,274
4.58%, 12/10/25	680	750,985
4.65%, 03/24/26	780	867,719
5.30%, 12/01/45	60	80,485
M&T Bank Corp., 3.55%, 07/26/23 (Call 06/26/23)	340	356,106
Macquarie Bank Ltd.
0.44%, 12/16/22(b)	1,000	999,030
2.30%, 01/22/25(b)	15	15,452
3.62%, 06/03/30(b)	500	522,580
3.90%, 01/15/26(b)	85	93,123
4.00%, 07/29/25(b)	25	27,321
Macquarie Group Ltd.
1.20%, 10/14/25 (Call 10/14/24)(a)(b)	200	198,758
1.34%, 01/12/27 (Call 01/12/26)(a)(b)	405	397,273
1.63%, 09/23/27 (Call 09/23/26)(a)(b)	545	534,934
1.94%, 04/14/28 (Call 04/14/27)(a)(b)	200	197,514

Security	Par (000)	Value

Banks (continued)
2.69%, 06/23/32 (Call 06/23/31)(a)(b)	$355	$351,936
2.87%, 01/14/33 (Call 01/14/32)(a)(b)	200	199,298
3.19%, 11/28/23 (Call 11/28/22)(a)(b)	997	1,022,703
3.76%, 11/28/28 (Call 11/28/27)(a)(b)	255	278,139
4.15%, 03/27/24 (Call 03/27/23)(a)(b)	500	522,225
4.65%, 03/27/29 (Call 03/27/28)(a)(b)	145	164,742
5.03%, 01/15/30 (Call 01/15/29)(a)(b)	495	578,264
Malayan Banking Bhd, 0.92%, 08/16/24, (3 mo. LIBOR US + 0.800%)(a)(d)	400	403,072
Manufacturers & Traders Trust Co., 3.40%, 08/17/27	135	145,720
MAR Sukuk Ltd., 2.21%, 09/02/25(d)	1,000	1,018,720
Mashreqbank PSC, 4.25%, 02/26/24(d)	200	212,964
Metropolitan Bank & Trust Co., 2.13%, 01/15/26(d)	400	404,524
Mitsubishi UFJ Financial Group Inc.
0.85%, 09/15/24 (Call 09/15/23)(a)	815	815,033
0.95%, 07/19/25 (Call 07/19/24)(a)	300	298,128
0.96%, 10/11/25 (Call 10/11/24)(a)	250	248,073
1.41%, 07/17/25	817	815,284
1.54%, 07/20/27 (Call 07/20/26)(a)	360	355,504
1.64%, 10/13/27 (Call 10/13/26)(a)	300	296,925
2.05%, 07/17/30	1,021	994,035
2.19%, 02/25/25	791	812,665
2.31%, 07/20/32 (Call 07/20/31)(a)	387	380,576
2.49%, 10/13/32 (Call 10/13/31)(a)	200	199,206
2.53%, 09/13/23	555	573,343
2.56%, 02/25/30	451	456,507
2.76%, 09/13/26	557	582,527
2.80%, 07/18/24	990	1,034,926
3.20%, 07/18/29	1,005	1,065,903
3.29%, 07/25/27	450	483,421
3.41%, 03/07/24	544	574,448
3.46%, 03/02/23	865	897,853
3.68%, 02/22/27	340	370,420
3.74%, 03/07/29	846	934,390
3.75%, 07/18/39	1,250	1,401,837
3.76%, 07/26/23	1,535	1,615,879
3.78%, 03/02/25	395	426,414
3.85%, 03/01/26	1,179	1,287,869
3.96%, 03/02/28	255	284,182
4.05%, 09/11/28	325	365,843
4.15%, 03/07/39	635	750,633
4.29%, 07/26/38	451	541,421
Mizuho Bank Ltd., 3.60%, 09/25/24(b)	350	374,262
Mizuho Financial Group Inc.
0.85%, 09/08/24 (Call 09/08/23)(a)	335	335,010
1.23%, 05/22/27 (Call 05/22/26)(a)	1,075	1,045,953
1.24%, 07/10/24 (Call 07/10/23), (SOFR + 1.252%)(a)	1,130	1,137,774
1.55%, 07/09/27 (Call 07/09/26)(a)	535	527,933
1.98%, 09/08/31 (Call 09/08/30)(a)	153	146,586
2.20%, 07/10/31 (Call 07/10/30)(a)	1,155	1,126,125
2.26%, 07/09/32 (Call 07/09/31)(a)	500	487,405
2.56%, 09/13/25 (Call 09/13/24)(a)	415	429,745
2.56%, 09/13/31	500	489,485
2.59%, 05/25/31 (Call 05/25/30)(a)	60	60,440
2.60%, 09/11/22	190	193,490
2.84%, 07/16/25 (Call 07/16/24), (SOFR + 1.242%)(a)	783	815,714
2.84%, 09/13/26	328	345,240
2.87%, 09/13/30 (Call 09/13/29)(a)	210	216,859

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.15%, 07/16/30 (Call 07/16/29), (3 mo. LIBOR US + 1.130%)(a)	$644	$678,576
3.17%, 09/11/27	525	558,274
3.48%, 04/12/26(b)	540	579,949
3.55%, 03/05/23	645	670,174
3.66%, 02/28/27	550	599,115
3.92%, 09/11/24 (Call 09/11/23)(a)	520	549,037
4.25%, 09/11/29 (Call 09/11/28)(a)	525	590,599
4.35%, 10/20/25(b)(c)	450	490,239
Morgan Stanley
0.53%, 01/25/24 (Call 01/25/23), (SOFR + 0.455%)(a)	2,770	2,763,629
0.56%, 11/10/23 (Call 11/10/22), (SOFR + 0.466%)(a)	1,555	1,553,507
0.73%, 04/05/24 (Call 04/05/23), (SOFR + 0.610%)(a)	90	89,896
0.79%, 01/22/25 (Call 01/22/24), (SOFR + 0.590%)(a)	565	561,616
0.79%, 05/30/25 (Call 05/30/24)(a)	1,020	1,009,372
0.99%, 12/10/26 (Call 12/10/25)(a)	1,755	1,704,667
1.16%, 10/21/25 (Call 10/21/24)(a)	2,000	1,989,880
1.51%, 07/20/27 (Call 07/20/26), (SOFR + 0.858%)(a)	1,035	1,018,181
1.59%, 05/04/27 (Call 04/04/27), (SOFR + 0.879%)(a)	800	792,456
1.79%, 02/13/32 (Call 02/13/31)(a)	1,365	1,284,915
1.93%, 04/28/32 (Call 01/28/32), (SOFR + 1.020%)(a)	3,270	3,113,302
2.19%, 04/28/26 (Call 04/28/25), (SOFR + 1.990%)(a)	1,735	1,775,981
2.24%, 07/21/32 (Call 07/21/31), (SOFR + 1.178%)(a)	635	619,957
2.48%, 09/16/36 (Call 09/16/31)(a)	1,855	1,804,117
2.51%, 10/20/32 (Call 10/20/31)(a)	1,100	1,097,844
2.70%, 01/22/31 (Call 01/22/30), (SOFR + 1.143%)(a)	1,123	1,148,133
2.72%, 07/22/25 (Call 07/22/24), (SOFR + 1.152%)(a)	654	678,767
2.80%, 07/25/51 (Call 07/25/51)(a)	1,754	1,734,583
3.13%, 01/23/23	1,970	2,031,031
3.13%, 07/27/26	666	707,412
3.22%, 04/22/42 (Call 04/22/41)(a)	1,050	1,107,487
3.59%, 07/22/28 (Call 07/22/27), (3 mo. LIBOR US + 1.340%)(a)	1,181	1,277,854
3.62%, 04/01/31 (Call 04/01/30), (SOFR + 3.120%)(a)	1,341	1,463,728
3.63%, 01/20/27	578	628,026
3.70%, 10/23/24	1,380	1,480,105
3.74%, 04/24/24 (Call 04/24/23), (3 mo. LIBOR US + 0.847%)(a)	1,152	1,201,455
3.75%, 02/25/23	1,556	1,619,749
3.77%, 01/24/29 (Call 01/24/28), (3 mo. LIBOR US + 1.140%)(a)	1,700	1,865,716
3.88%, 01/27/26	1,188	1,296,761
3.95%, 04/23/27	712	781,548
3.97%, 07/22/38 (Call 07/22/37), (3 mo. LIBOR US + 1.455%)(a)	364	417,122
4.00%, 07/23/25	1,099	1,199,229
4.10%, 05/22/23	577	606,381
4.30%, 01/27/45	1,095	1,355,785

Security	Par (000)	Value

Banks (continued)
4.35%, 09/08/26	$1,367	$1,518,573
4.38%, 01/22/47	974	1,230,610
4.43%, 01/23/30 (Call 01/23/29), (3 mo. LIBOR US + 1.628%)(a)	513	586,893
4.46%, 04/22/39 (Call 04/22/38), (3 mo. LIBOR US + 1.431%)(a)	310	375,010
4.88%, 11/01/22	1,633	1,702,190
5.00%, 11/24/25	308	346,999
5.60%, 03/24/51 (Call 03/24/50), (SOFR + 4.480%)(a)	1,391	2,104,221
6.25%, 08/09/26	640	769,606
6.38%, 07/24/42	894	1,368,741
7.25%, 04/01/32	608	875,429
Series F, 3.88%, 04/29/24	1,190	1,270,539
Series I, 0.86%, 10/21/25 (Call 10/21/24), (SOFR + 0.745%)(a)	487	481,862
MUFG Americas Holdings Corp., 3.00%, 02/10/25 (Call 01/20/25)	230	244,283
MUFG Union Bank N.A., 2.10%, 12/09/22 (Call 11/09/22)	200	203,282
Nanyang Commercial Bank Ltd., 3.80%, 11/20/29 (Call 11/20/24)(a)(d)	250	257,078
National Australia Bank Ltd.
2.33%, 08/21/30(b)	525	504,136
2.99%, 05/21/31(b)	250	251,110
3.50%, 01/10/27(b)	250	272,643
3.93%, 08/02/34 (Call 08/02/29)(a)(b)	440	470,096
National Australia Bank Ltd./New York
1.88%, 12/13/22	270	274,568
2.50%, 07/12/26	660	691,687
2.88%, 04/12/23	710	733,764
3.38%, 01/14/26	285	308,635
3.63%, 06/20/23	550	577,527
National Bank of Canada
0.55%, 11/15/24 (Call 11/15/23)(a)	495	491,832
0.75%, 08/06/24	440	436,388
2.10%, 02/01/23	1,342	1,366,585
National Bank of Oman SAOG, 5.63%, 09/25/23(d)	200	209,096
National Securities Clearing Corp.
1.20%, 04/23/23(b)	825	833,646
1.50%, 04/23/25 (Call 03/23/25)(b)	840	847,862
Natwest Group PLC
1.64%, 06/14/27 (Call 06/14/26)(a)	755	745,147
2.36%, 05/22/24 (Call 05/22/23)(a)	1,570	1,605,341
3.03%, 11/28/35 (Call 08/28/30)(a)	100	99,454
3.07%, 05/22/28 (Call 05/22/27)(a)	639	668,055
3.75%, 11/01/29 (Call 11/01/24)(a)	435	459,343
3.88%, 09/12/23	985	1,038,151
4.27%, 03/22/25 (Call 03/22/24), (3 mo. LIBOR US + 1.762%)(a)	1,123	1,201,913
4.45%, 05/08/30 (Call 05/08/29), (3 mo. LIBOR US + 1.871%)(a)	1,680	1,904,734
4.80%, 04/05/26	1,536	1,723,868
4.89%, 05/18/29 (Call 05/18/28)(a)	400	461,424
5.08%, 01/27/30 (Call 01/27/29), (3 mo. LIBOR US + 1.905%)(a)	320	374,701
5.13%, 05/28/24	795	868,323
6.00%, 12/19/23	319	350,916
6.10%, 06/10/23	75	80,897

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
NatWest Markets PLC
0.80%, 08/12/24(b)	$398	$394,187
2.38%, 05/21/23(b)	485	497,702
NBK SPC Ltd., 1.63%, 09/15/27 (Call 09/15/26)(a)(d)	200	196,826
NBK Tier 1 Financing 2 Ltd., 4.50%, (Call 11/27/25)(a)(d)(g)	600	615,960
NBK Tier 1 Financing Ltd., 3.63%, (Call 08/24/26)(a)(d)(g)	200	198,986
NCB Tier 1 Sukuk Ltd., 3.50%, (Call 07/26/26)(a)(d)(g)	600	597,828
Nederlandse Waterschapsbank NV
1.75%, 01/15/25(b)	1,000	1,026,100
2.38%, 03/24/26(b)	200	210,272
NongHyup Bank
0.88%, 07/28/24(d)	200	199,284
1.25%, 07/20/25(d)	600	595,380
Noor Sukuk Co. Ltd., 4.47%, 04/24/23(d)	200	209,984
Nordea Bank Abp
0.63%, 05/24/24(b)	235	233,341
0.75%, 08/28/25(b)	963	943,759
1.00%, 06/09/23(b)	450	453,321
3.75%, 08/30/23(b)	600	632,688
4.63%, 09/13/33 (Call 09/13/28)(a)(b)	440	489,562
Norinchukin Bank (The)
1.28%, 09/22/26(b)	1,830	1,813,804
2.08%, 09/22/31(b)	2,000	1,978,200
Northern Trust Corp.
1.95%, 05/01/30 (Call 02/01/30)	375	373,620
3.15%, 05/03/29 (Call 02/03/29)	738	802,420
3.38%, 05/08/32 (Call 05/08/27), (3 mo. LIBOR US + 1.131%)(a)	239	254,432
3.65%, 08/03/28 (Call 05/03/28)	746	832,946
3.95%, 10/30/25	465	513,569
NRW Bank
0.38%, 02/10/25(d)	1,000	982,000
0.88%, 03/09/26(d)	625	616,512
1.88%, 07/31/24(d)	2,295	2,361,463
2.25%, 05/31/23(d)	200	205,552
Oesterreichische Kontrollbank AG
0.38%, 09/17/25	450	438,237
0.50%, 02/02/26	150	145,847
1.50%, 02/12/25	1,114	1,134,464
2.88%, 03/13/23	1,480	1,529,536
3.13%, 11/07/23	830	871,948
Oversea-Chinese Banking Corp. Ltd.
1.83%, 09/10/30 (Call 09/10/25)(a)(b)	1,280	1,268,698
4.25%, 06/19/24(b)	116	124,687
People’s United Bank N.A., 4.00%, 07/15/24 (Call 04/16/24)	250	264,880
Philippine National Bank, 3.28%, 09/27/24(d)	200	204,418
PNC Bank N.A.
2.70%, 11/01/22 (Call 10/01/22)	634	646,813
2.70%, 10/22/29	573	597,112
2.95%, 02/23/25 (Call 01/23/25)	625	659,719
3.10%, 10/25/27 (Call 09/25/27)	590	636,297
3.25%, 06/01/25 (Call 05/02/25)	50	53,576
3.25%, 01/22/28 (Call 12/23/27)	691	751,414
3.30%, 10/30/24 (Call 09/30/24)	365	389,889
3.50%, 06/08/23 (Call 05/08/23)	235	245,693
3.80%, 07/25/23 (Call 06/25/23)	665	698,742
4.05%, 07/26/28	600	678,270

Security	Par (000)	Value

Banks (continued)
4.20%, 11/01/25 (Call 10/01/25)	$125	$138,606
PNC Financial Services Group Inc. (The)
1.15%, 08/13/26 (Call 07/13/26)	800	792,600
2.20%, 11/01/24 (Call 10/02/24)	415	431,031
2.31%, 04/23/32 (Call 04/23/31)(a)	595	599,873
2.55%, 01/22/30 (Call 10/24/29)	978	1,009,404
2.60%, 07/23/26 (Call 05/24/26)	555	583,205
2.85%, 11/09/22(e)	50	51,219
3.15%, 05/19/27 (Call 04/19/27)	469	506,651
3.45%, 04/23/29 (Call 01/23/29)	995	1,093,853
3.50%, 01/23/24 (Call 12/24/23)	1,038	1,096,138
3.90%, 04/29/24 (Call 03/29/24)	188	200,946
Powszechna Kasa Oszczednosci Bank Polski SA Via PKO Finance AB, 4.63%, 09/26/22(b)	184	189,956
QIB Sukuk Ltd.
1.48%, 02/07/25, (3 mo. LIBOR US + 1.350%)(a)(d)	200	202,584
1.95%, 10/27/25(d)	800	808,552
3.98%, 03/26/24(d)	600	639,192
QIIB Senior Sukuk Ltd., 4.26%, 03/05/24(d)	400	427,316
QNB Finance Ltd.
1.38%, 01/26/26(d)	600	589,608
1.63%, 09/22/25(d)	400	400,196
2.63%, 05/12/25(d)	1,000	1,035,480
2.75%, 02/12/27(d)	200	207,886
3.50%, 03/28/24(d)	600	633,558
Rakfunding Cayman Ltd., 4.13%, 04/09/24(d)	200	212,600
RBH Bank, 1.66%, 06/29/26(d)	400	398,488
Regions Bank/Birmingham AL, 6.45%, 06/26/37	60	85,064
Regions Financial Corp.
1.80%, 08/12/28 (Call 06/12/28)	1,345	1,317,037
2.25%, 05/18/25 (Call 04/18/25)	180	185,636
7.38%, 12/10/37	170	256,981
Riyad Sukuk Ltd., 3.17%, 02/25/30 (Call 02/25/25)(a)(d)	800	820,040
Royal Bank of Canada
0.43%, 01/19/24	615	609,723
0.50%, 10/26/23	659	656,674
0.65%, 07/29/24	1,000	991,210
0.75%, 10/07/24	500	495,555
0.88%, 01/20/26	115	112,207
1.15%, 06/10/25	684	680,689
1.15%, 07/14/26	320	314,406
1.20%, 04/27/26	1,430	1,409,365
1.40%, 11/02/26	500	494,000
1.60%, 04/17/23	630	639,702
1.95%, 01/17/23	648	659,496
2.25%, 11/01/24	1,625	1,682,622
2.30%, 11/03/31	500	498,490
2.55%, 07/16/24	615	640,898
3.70%, 10/05/23	1,654	1,749,122
4.65%, 01/27/26	415	465,078
Samba Funding Ltd.
2.75%, 10/02/24(d)	200	207,184
2.90%, 01/29/27(d)	600	623,976
Santander Holdings USA Inc.
3.24%, 10/05/26 (Call 08/05/26)	516	543,818
3.40%, 01/18/23 (Call 12/19/22)	604	621,746
3.45%, 06/02/25 (Call 05/02/25)	505	535,967
3.50%, 06/07/24 (Call 05/07/24)	405	427,429
4.40%, 07/13/27 (Call 04/14/27)	983	1,093,853
4.50%, 07/17/25 (Call 04/17/25)	589	644,719

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Santander UK Group Holdings PLC
1.53%, 08/21/26 (Call 08/21/25)(a)	$1,782	$1,763,146
2.90%, 03/15/32 (Call 03/15/31)(a)	5	5,063
3.57%, 01/10/23 (Call 01/10/22)	1,397	1,404,921
4.75%, 09/15/25(b)	165	181,965
4.80%, 11/15/24 (Call 11/15/23)(a)	212	227,724
5.63%, 09/15/45(b)	399	519,414
Santander UK Group Holdings PLC., 1.67%, 06/14/27 (Call 06/14/26)(a)	1,517	1,494,715
Santander UK PLC, 4.00%, 03/13/24	1,015	1,087,623
Shinhan Bank Co. Ltd.
1.38%, 10/21/26(d)	600	593,340
3.88%, 03/24/26(d)	400	431,216
4.00%, 04/23/29(d)	200	220,750
4.50%, 03/26/28(d)	400	451,268
Shinhan Financial Group Co. Ltd.
1.35%, 01/10/26(d)	400	394,972
5.88%, (Call 08/13/23)(a)(d)(g)	200	212,430
Shinhan Financial Group Jr, 2.88%, (Call 05/12/26)(a)(d)(g)	200	197,608
Siam Commercial Bank PCL/Cayman Islands
2.75%, 05/16/23(d)	400	410,900
3.90%, 02/11/24(d)	200	212,146
SIB Sukuk Co. III Ltd.
2.85%, 06/23/25(d)	600	621,306
4.23%, 04/18/23(d)	200	209,034
Skandinaviska Enskilda Banken AB, 0.55%, 09/01/23(b)	210	209,618
Societe Generale SA
1.38%, 07/08/25(b)	200	198,634
1.49%, 12/14/26 (Call 12/14/25)(a)(b)	535	524,236
1.79%, 06/09/27 (Call 06/09/26)(a)(b)	675	664,369
2.63%, 10/16/24(b)	2,035	2,104,963
2.63%, 01/22/25(b)	905	932,621
2.89%, 06/09/32 (Call 06/09/31)(a)(b)	475	474,003
3.00%, 01/22/30(b)	325	334,285
3.65%, 07/08/35 (Call 07/08/30)(a)(b)	340	350,387
3.88%, 03/28/24(b)	1,125	1,194,052
4.00%, 01/12/27(b)	300	325,608
4.25%, 09/14/23(b)	703	745,953
4.25%, 04/14/25(b)	270	288,965
4.25%, 08/19/26(b)	200	215,916
4.75%, 11/24/25(b)	520	569,525
4.75%, 09/14/28(b)	210	240,893
5.00%, 01/17/24(b)	930	999,527
5.63%, 11/24/45(b)	405	528,432
Standard Chartered PLC
1.21%, 03/23/25 (Call 03/23/24)(a)(b)	400	398,536
1.46%, 01/14/27 (Call 01/14/26)(a)(b)	10	9,747
2.68%, 06/29/32 (Call 06/29/31)(a)(b)	230	226,012
2.82%, 01/30/26 (Call 01/30/25)(a)(b)	1,190	1,228,163
3.20%, 04/17/25(b)	315	331,160
3.27%, 02/18/36 (Call 11/18/30)(a)(b)	640	632,256
3.52%, 02/12/30 (Call 02/12/25)(a)(d)	200	206,818
3.79%, 05/21/25 (Call 05/21/24)(a)(b)	435	460,256
3.89%, 03/15/24 (Call 03/15/23)(a)(b)	665	691,068
3.95%, 01/11/23(b)	325	335,316
4.05%, 04/12/26(b)	800	868,976
4.30%, 02/19/27(b)	769	827,775
4.31%, 05/21/30 (Call 05/21/29)(a)(b)(c)	275	308,726

Security	Par (000)	Value

Banks (continued)
4.64%, 04/01/31 (Call 04/01/30)(a)(b)	$645	$735,287
4.87%, 03/15/33 (Call 03/15/28)(a)(b)	708	774,460
5.20%, 01/26/24(b)	315	339,592
5.30%, 01/09/43(b)	445	545,628
5.70%, 03/26/44(b)	1,315	1,713,721
State Bank of India/London
1.80%, 07/13/26(d)	600	589,494
4.38%, 01/24/24(d)	740	786,383
State Street Corp.
2.20%, 03/03/31	60	59,548
2.35%, 11/01/25 (Call 11/01/24), (SOFR + 0.940%)(a)	104	107,924
2.40%, 01/24/30	613	630,250
2.65%, 05/19/26	1,047	1,107,977
2.90%, 03/30/26 (Call 10/30/25)(a)	410	432,161
3.03%, 11/01/34 (Call 11/01/29), (SOFR + 1.490%)(a)	703	735,858
3.10%, 05/15/23	600	623,352
3.15%, 03/30/31 (Call 03/30/30)(a)	518	561,481
3.30%, 12/16/24	828	888,519
3.55%, 08/18/25	295	320,715
3.70%, 11/20/23	597	634,569
3.78%, 12/03/24 (Call 12/03/23), (3 mo. LIBOR US + 0.770%)(a)	375	398,764
4.14%, 12/03/29 (Call 12/03/28), (3 mo. LIBOR US + 1.030%)(a)	200	230,774
Sumitomo Mitsui Banking Corp.
3.40%, 07/11/24	174	185,091
3.65%, 07/23/25	250	270,203
3.95%, 07/19/23	925	978,983
Sumitomo Mitsui Financial Group Inc.
0.95%, 01/12/26	235	228,918
1.40%, 09/17/26	710	696,389
1.47%, 07/08/25	560	559,709
1.71%, 01/12/31	400	377,848
1.90%, 09/17/28	500	487,940
2.13%, 07/08/30	857	840,109
2.14%, 09/23/30	792	760,835
2.22%, 09/17/31	200	195,446
2.35%, 01/15/25	705	726,679
2.45%, 09/27/24	1,313	1,360,872
2.63%, 07/14/26	460	477,696
2.70%, 07/16/24	1,645	1,713,580
2.72%, 09/27/29	240	246,278
2.75%, 01/15/30	985	1,009,773
2.93%, 09/17/41	200	195,924
3.01%, 10/19/26	185	195,991
3.04%, 07/16/29	898	941,544
3.10%, 01/17/23	765	787,835
3.20%, 09/17/29	550	575,707
3.35%, 10/18/27	420	453,176
3.36%, 07/12/27	324	350,999
3.45%, 01/11/27	383	412,457
3.54%, 01/17/28	1,345	1,463,750
3.75%, 07/19/23	1,033	1,086,354
3.78%, 03/09/26	455	495,445
3.94%, 10/16/23	735	780,438
3.94%, 07/19/28	398	443,579
4.31%, 10/16/28	75	85,444

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Sumitomo Mitsui Trust Bank Ltd.
0.80%, 09/12/23(b)	$1,345	$1,346,870
0.80%, 09/16/24(b)	1,000	990,630
1.05%, 09/12/25(b)	1,220	1,198,613
1.35%, 09/16/26(b)	1,000	987,580
Suncorp-Metway Ltd., 3.30%, 04/15/24(b)	251	265,053
SVB Financial Group
1.80%, 10/28/26 (Call 09/28/26)	900	898,398
1.80%, 02/02/31 (Call 11/02/30)	915	874,648
2.10%, 05/15/28 (Call 03/15/28)	40	39,984
3.13%, 06/05/30 (Call 03/05/30)	481	510,471
3.50%, 01/29/25	78	83,136
Svenska Handelsbanken AB
0.55%, 06/11/24(b)	505	500,768
0.63%, 06/30/23(b)	695	695,625
1.42%, 06/11/27 (Call 06/11/26)(a)(b)	575	566,783
3.90%, 11/20/23	570	608,161
Swedbank AB, 1.30%, 06/02/23(b)	313	316,246
Synovus Financial Corp.
3.13%, 11/01/22 (Call 10/01/22)	248	252,975
5.90%, 02/07/29 (Call 02/07/24)(a)	75	80,657
TC Ziraat Bankasi AS
5.13%, 09/29/23(d)	200	202,310
5.38%, 03/02/26(d)	800	772,040
Texas Capital Bancshares Inc., 4.00%, 05/06/31 (Call 05/06/26)(a)	500	520,520
Toronto-Dominion Bank (The)
0.25%, 01/06/23	270	269,271
0.45%, 09/11/23	659	656,753
0.55%, 03/04/24	710	704,696
0.70%, 09/10/24	1,000	992,310
0.75%, 06/12/23	125	125,388
0.75%, 09/11/25	43	42,090
0.75%, 01/06/26	527	513,488
1.15%, 06/12/25	236	235,169
1.20%, 06/03/26	1,005	992,126
1.25%, 09/10/26	1,027	1,008,021
1.90%, 12/01/22	865	878,598
2.00%, 09/10/31	1,000	983,600
2.65%, 06/12/24	986	1,029,611
3.25%, 03/11/24	841	887,137
3.50%, 07/19/23	841	883,689
3.63%, 09/15/31 (Call 09/15/26)(a)	832	901,855
Truist Bank
1.25%, 03/09/23 (Call 02/09/23)	325	328,175
1.50%, 03/10/25 (Call 02/10/25)	502	507,748
2.15%, 12/06/24 (Call 11/06/24)	732	756,229
2.25%, 03/11/30 (Call 12/11/29)	1,077	1,075,589
2.64%, 09/17/29 (Call 09/17/24)(a)	530	549,175
2.75%, 05/01/23 (Call 04/01/23)	300	309,522
3.00%, 02/02/23 (Call 01/02/23)	150	154,377
3.20%, 04/01/24 (Call 03/01/24)	331	348,725
3.30%, 05/15/26 (Call 04/15/26)	330	355,159
3.63%, 09/16/25 (Call 08/16/25)	306	330,703
3.69%, 08/02/24 (Call 08/02/23)(a)	160	168,376
3.80%, 10/30/26 (Call 09/30/26)	455	499,631
4.05%, 11/03/25 (Call 09/03/25)	525	578,744
Truist Financial Corp.
1.13%, 08/03/27 (Call 06/03/27)	820	791,161
1.20%, 08/05/25 (Call 07/03/25)	278	277,669

Security	Par (000)	Value

Banks (continued)
1.27%, 03/02/27 (Call 03/02/26)(a)	$135	$133,040
1.89%, 06/07/29 (Call 06/07/28)(a)	1,025	1,013,817
2.20%, 03/16/23 (Call 02/13/23)	525	536,361
2.50%, 08/01/24 (Call 07/01/24)	1,023	1,066,007
2.85%, 10/26/24 (Call 09/26/24)	496	522,338
3.70%, 06/05/25 (Call 05/05/25)	235	254,705
3.75%, 12/06/23 (Call 11/06/23)	1,145	1,213,563
3.88%, 03/19/29 (Call 02/19/29)	335	375,130
4.00%, 05/01/25 (Call 03/01/25)	569	620,597
Turkiye Garanti Bankasi AS, 5.88%, 03/16/23(d)	200	206,924
Turkiye Is Bankasi AS
6.13%, 04/25/24(d)	200	205,096
7.00%, 06/29/28 (Call 06/29/23)(a)(d)	400	403,260
7.75%, 01/22/30 (Call 01/22/25)(a)(d)	600	609,762
Turkiye Vakiflar Bankasi TAO
5.25%, 02/05/25(d)	400	393,028
5.75%, 01/30/23(d)	600	612,750
6.50%, 01/08/26(d)	200	201,078
8.13%, 03/28/24(d)	400	427,088
U.S. Bancorp.
1.38%, 07/22/30 (Call 04/22/30)	1,186	1,120,972
1.45%, 05/12/25 (Call 04/12/25)	890	898,135
2.40%, 07/30/24 (Call 06/30/24)	671	697,189
2.49%, 11/03/36 (Call 11/03/31)(a)	500	498,270
3.00%, 07/30/29 (Call 04/30/29)	450	479,182
3.10%, 04/27/26 (Call 03/27/26)	614	654,837
3.38%, 02/05/24 (Call 01/05/24)	660	696,696
3.60%, 09/11/24 (Call 08/11/24)	575	616,889
3.70%, 01/30/24 (Call 12/29/23)	325	345,147
3.90%, 04/26/28 (Call 03/26/28)	474	534,862
3.95%, 11/17/25 (Call 10/17/25)	714	786,792
Series V, 2.38%, 07/22/26 (Call 06/22/26)	1,163	1,214,893
Series X, 3.15%, 04/27/27 (Call 03/27/27)	638	685,697
U.S. Bank N.A./Cincinnati OH
1.95%, 01/09/23 (Call 12/09/22)	350	356,111
2.05%, 01/21/25 (Call 12/21/24)	75	77,282
2.80%, 01/27/25 (Call 12/27/24)	756	794,722
2.85%, 01/23/23 (Call 12/23/22)	25	25,684
3.40%, 07/24/23 (Call 06/23/23)	895	937,709
UBS AG/London
0.38%, 06/01/23(b)	1,050	1,045,044
0.45%, 02/09/24(b)	485	479,563
0.70%, 08/09/24(b)	615	610,486
1.25%, 06/01/26(b)	2,005	1,975,045
4.50%, 06/26/48(b)	560	743,960
UBS Group AG
1.01%, 07/30/24 (Call 07/30/23)(a)(b)	3,790	3,795,799
1.36%, 01/30/27 (Call 01/30/26)(a)(b)	2,243	2,202,200
1.49%, 08/10/27 (Call 08/10/26)(a)(b)	1,060	1,037,528
2.10%, 02/11/32 (Call 02/11/31)(a)(b)	145	140,261
3.13%, 08/13/30 (Call 08/13/29)(a)(b)	420	441,811
3.49%, 05/23/23 (Call 05/23/22)(b)	438	444,912
4.13%, 09/24/25(b)	775	847,269
4.13%, 04/15/26(b)	878	967,099
4.25%, 03/23/28 (Call 03/23/27)(b)	485	538,268
UniCredit SpA
1.98%, 06/03/27 (Call 06/03/26)(a)(b)	500	491,265
2.57%, 09/22/26 (Call 09/22/25)(a)(b)	921	926,314
3.13%, 06/03/32 (Call 06/03/31)(a)(b)	555	551,331
4.63%, 04/12/27(b)	175	193,485

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.46%, 06/30/35 (Call 06/30/30)(a)(b)	$800	$875,704
5.86%, 06/19/32 (Call 06/19/27)(a)(b)	500	551,610
7.30%, 04/02/34 (Call 04/02/29)(a)(b)	625	751,300
Union Bank of the Philippines, 2.13%, 10/22/25(d)	400	406,824
United Overseas Bank Ltd.
1.75%, 03/16/31 (Call 03/16/26)(a)(d)	800	789,168
3.75%, 04/15/29 (Call 04/15/24)(a)(b)	295	311,325
Vnesheconombank Via VEB Finance PLC
5.94%, 11/21/23(d)	400	432,892
6.80%, 11/22/25(d)	600	700,434
Wachovia Corp.
5.50%, 08/01/35	1,337	1,715,358
7.57%, 08/01/26(e)	125	156,593
Warba Sukuk Ltd., 2.98%, 09/24/24(d)	200	209,568
Webster Financial Corp., 4.10%, 03/25/29 (Call 12/25/28)	153	168,569
Wells Fargo & Co.
0.81%, 05/19/25 (Call 05/19/24)(a)	630	626,774
1.65%, 06/02/24 (Call 06/02/23)(a)	1,820	1,845,899
2.16%, 02/11/26 (Call 02/11/25)(a)	1,304	1,334,461
2.19%, 04/30/26 (Call 04/29/25)(a)	875	894,442
2.39%, 06/02/28 (Call 06/02/27)(a)	1,438	1,460,764
2.41%, 10/30/25 (Call 10/30/24)(a)	2,245	2,318,187
2.57%, 02/11/31 (Call 02/11/30)(a)	2,402	2,429,383
2.88%, 10/30/30 (Call 10/30/29)(a)	1,425	1,476,599
3.00%, 02/19/25	981	1,032,836
3.00%, 04/22/26	2,404	2,544,081
3.00%, 10/23/26	987	1,042,252
3.07%, 04/29/40 (Call 04/29/40)(a)	1,195	1,222,676
3.20%, 06/17/27 (Call 06/17/26)(a)	1,425	1,510,557
3.30%, 09/09/24	1,702	1,811,132
3.55%, 09/29/25	835	898,452
3.58%, 05/22/28 (Call 05/22/27)(a)	1,735	1,869,983
3.75%, 01/24/24 (Call 12/24/23)	916	971,858
3.90%, 05/01/45	797	932,362
4.10%, 06/03/26	743	814,692
4.13%, 08/15/23	507	536,725
4.15%, 01/24/29 (Call 10/24/28)	1,275	1,434,477
4.30%, 07/22/27	1,949	2,177,403
4.40%, 06/14/46	990	1,198,454
4.48%, 04/04/31 (Call 04/04/30)(a)	1,000	1,155,990
4.65%, 11/04/44	1,534	1,893,830
4.75%, 12/07/46	1,815	2,301,293
4.90%, 11/17/45	1,007	1,289,081
5.01%, 04/04/51 (Call 04/04/50)(a)	1,985	2,741,761
5.38%, 02/07/35	295	387,359
5.38%, 11/02/43	742	990,355
5.61%, 01/15/44	1,378	1,885,393
5.95%, 12/01/86	240	326,066
Series B, 7.95%, 11/15/29	30	40,988
Series M, 3.45%, 02/13/23	719	745,243
Wells Fargo Bank N.A.
5.85%, 02/01/37	140	188,959
5.95%, 08/26/36	40	54,002
6.60%, 01/15/38	263	383,948
Westpac Banking Corp.
1.15%, 06/03/26	800	790,400
2.00%, 01/13/23	490	498,830
2.15%, 06/03/31	1,135	1,131,765
2.35%, 02/19/25	285	295,827

Security	Par (000)	Value

Banks (continued)
2.65%, 01/16/30	$747	$787,114
2.67%, 11/15/35 (Call 11/15/30)(a)	490	478,015
2.70%, 08/19/26	814	860,634
2.75%, 01/11/23	596	612,235
2.85%, 05/13/26	814	864,598
2.89%, 02/04/30 (Call 02/04/25)(a)	580	596,368
2.96%, 11/16/40	454	452,384
3.30%, 02/26/24	644	680,611
3.35%, 03/08/27	459	497,111
3.40%, 01/25/28	395	432,991
3.65%, 05/15/23	477	499,829
4.11%, 07/24/34 (Call 07/24/29)(a)	970	1,048,948
4.32%, 11/23/31 (Call 11/23/26)(a)	235	256,033
4.42%, 07/24/39	595	699,303
Woori Bank
0.75%, 02/01/26(d)	600	579,774
4.25%, (Call 10/04/24)(a)(d)(g)	400	412,592
4.75%, 04/30/24(d)	250	270,538
5.13%, 08/06/28(d)	200	233,118
Yapi ve Kredi Bankasi AS
5.50%, 12/06/22(d)	200	203,288
5.85%, 06/21/24(d)	400	406,936
6.10%, 03/16/23(d)	200	205,740
7.88%, 01/22/31 (Call 01/22/26)(a)(d)	600	614,688
8.25%, 10/15/24(d)	200	215,190
Zions Bancorp. N.A., 3.25%, 10/29/29 (Call 07/29/29)	365	377,910

		1,047,775,826

Beverages — 0.6%
Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.38%, 06/29/28 (Call 03/29/28)(d)	200	201,604
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (Call 11/01/25)	1,574	1,710,733
4.70%, 02/01/36 (Call 08/01/35)	1,471	1,779,292
4.90%, 02/01/46 (Call 08/01/45)	2,456	3,132,432
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26 (Call 11/01/25)	620	671,751
4.00%, 01/17/43	985	1,100,255
4.63%, 02/01/44	937	1,131,952
4.70%, 02/01/36 (Call 08/01/35)	1,020	1,233,302
4.90%, 02/01/46 (Call 08/01/45)	796	1,006,948
Anheuser-Busch InBev Worldwide Inc.
3.50%, 06/01/30 (Call 03/01/30)	420	459,929
3.75%, 07/15/42	609	666,666
4.00%, 04/13/28 (Call 01/13/28)	1,237	1,391,068
4.35%, 06/01/40 (Call 12/01/39)	738	871,194
4.38%, 04/15/38 (Call 10/15/37)	1,140	1,341,221
4.44%, 10/06/48 (Call 04/06/48)	1,045	1,263,614
4.50%, 06/01/50 (Call 12/01/49)	1,596	1,980,030
4.60%, 04/15/48 (Call 10/15/47)	2,323	2,870,972
4.60%, 06/01/60 (Call 12/01/59)	786	985,990
4.75%, 01/23/29 (Call 10/23/28)	1,833	2,151,667
4.75%, 04/15/58 (Call 10/15/57)	383	488,513
4.90%, 01/23/31 (Call 10/23/30)	1,064	1,289,791
4.95%, 01/15/42	821	1,035,396
5.45%, 01/23/39 (Call 07/23/38)	838	1,100,126
5.55%, 01/23/49 (Call 07/23/48)	969	1,358,218
5.80%, 01/23/59 (Call 07/23/58)	885	1,308,393
5.88%, 06/15/35	10	13,119
8.00%, 11/15/39	467	762,476

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
8.20%, 01/15/39	$908	$1,496,148
Bacardi Ltd.
2.75%, 07/15/26 (Call 04/15/26)(b)	475	491,981
4.70%, 05/15/28 (Call 02/15/28)(b)	100	114,880
5.15%, 05/15/38 (Call 11/15/37)(b)	100	124,064
5.15%, 05/15/38 (Call 11/15/37)(d)	50	62,032
5.30%, 05/15/48 (Call 11/15/47)(b)	100	133,796
Brown-Forman Corp.
3.50%, 04/15/25 (Call 02/15/25)	25	26,881
4.00%, 04/15/38 (Call 10/15/37)	121	141,471
4.50%, 07/15/45 (Call 01/15/45)	81	104,865
Central American Bottling Corp., 5.75%, 01/31/27 (Call 01/31/22)(d)	100	103,418
Coca-Cola Co. (The)
1.00%, 03/15/28	1,020	975,701
1.38%, 03/15/31	550	518,375
1.45%, 06/01/27	314	312,490
1.50%, 03/05/28	350	345,149
1.65%, 06/01/30	330	320,196
1.75%, 09/06/24	456	466,734
2.00%, 03/05/31	177	176,198
2.13%, 09/06/29	864	879,880
2.25%, 01/05/32	492	496,467
2.50%, 06/01/40	460	453,238
2.50%, 03/15/51	710	687,763
2.60%, 06/01/50	558	551,159
2.75%, 06/01/60	480	479,698
2.88%, 05/05/41	1,025	1,065,744
2.90%, 05/25/27	179	191,958
3.00%, 03/05/51	310	330,063
3.38%, 03/25/27	135	147,381
3.45%, 03/25/30	724	804,762
4.20%, 03/25/50	30	38,810
Coca-Cola Consolidated Inc., 3.80%, 11/25/25 (Call 08/25/25)	275	298,612
Coca-Cola European Partners PLC, 1.50%, 01/15/27 (Call 12/15/26)(b)	205	201,896
Coca-Cola Femsa SAB de CV
1.85%, 09/01/32 (Call 06/01/32)	900	850,995
2.75%, 01/22/30 (Call 10/22/29)	611	632,807
5.25%, 11/26/43	155	205,508
Coca-Cola Icecek AS, 4.22%, 09/19/24 (Call 06/19/24)(d)	800	830,504
Constellation Brands Inc.
2.25%, 08/01/31 (Call 05/01/31)	835	818,049
2.88%, 05/01/30 (Call 02/01/30)	610	630,648
3.15%, 08/01/29 (Call 05/01/29)	856	909,329
3.20%, 02/15/23 (Call 01/15/23)	150	154,539
3.50%, 05/09/27 (Call 02/09/27)	278	301,630
3.60%, 02/15/28 (Call 11/15/27)	373	408,185
3.70%, 12/06/26 (Call 09/06/26)	296	323,818
3.75%, 05/01/50 (Call 11/01/49)	165	182,998
4.10%, 02/15/48 (Call 08/15/47)	50	57,715
4.25%, 05/01/23	1,492	1,569,166
4.40%, 11/15/25 (Call 09/15/25)	471	522,603
4.50%, 05/09/47 (Call 11/09/46)	355	431,939
4.65%, 11/15/28 (Call 08/15/28)	150	173,393
4.75%, 11/15/24	688	760,219
4.75%, 12/01/25	160	180,083
5.25%, 11/15/48 (Call 05/15/48)	331	443,600

Security	Par (000)	Value

Beverages (continued)
Diageo Capital PLC
1.38%, 09/29/25 (Call 08/29/25)	$395	$396,738
2.00%, 04/29/30 (Call 01/29/30)	1,208	1,199,073
2.13%, 04/29/32 (Call 01/29/32)	463	459,055
2.63%, 04/29/23 (Call 01/29/23)	518	531,142
3.50%, 09/18/23 (Call 08/18/23)	215	226,468
3.88%, 05/18/28 (Call 02/18/28)	200	225,098
3.88%, 04/29/43 (Call 10/29/42)	100	117,788
5.88%, 09/30/36	281	394,561
Diageo Investment Corp.
4.25%, 05/11/42	275	335,946
7.45%, 04/15/35	10	15,398
Embotelladora Andina SA, 3.95%, 01/21/50 (Call 07/21/49)(d)	350	361,900
Fomento Economico Mexicano SAB de CV
2.88%, 05/10/23	200	205,756
3.50%, 01/16/50 (Call 07/16/49)	1,185	1,268,578
4.38%, 05/10/43	480	569,304
Heineken NV
3.50%, 01/29/28 (Call 10/29/27)(b)	495	540,382
4.35%, 03/29/47 (Call 09/29/46)(b)	135	170,867
JDE Peet’s NV
1.38%, 01/15/27 (Call 12/15/26)(b)	270	263,758
2.25%, 09/24/31 (Call 06/24/31)(b)	500	488,555
Keurig Dr Pepper Inc.
0.75%, 03/15/24 (Call 03/15/22)	405	403,388
2.25%, 03/15/31 (Call 12/15/30)	290	287,025
2.55%, 09/15/26 (Call 06/15/26)	517	538,698
3.13%, 12/15/23 (Call 10/15/23)	313	327,745
3.20%, 05/01/30 (Call 02/01/30)	623	661,408
3.35%, 03/15/51 (Call 09/15/50)	240	252,492
3.40%, 11/15/25 (Call 08/15/25)	210	225,097
3.43%, 06/15/27 (Call 03/15/27)	554	599,844
3.80%, 05/01/50 (Call 11/01/49)	370	417,338
4.06%, 05/25/23 (Call 04/25/23)	868	911,591
4.42%, 05/25/25 (Call 03/25/25)	877	964,411
4.42%, 12/15/46 (Call 06/15/46)	335	404,961
4.50%, 11/15/45 (Call 05/15/45)	245	297,695
4.60%, 05/25/28 (Call 02/25/28)	878	1,010,455
4.99%, 05/25/38 (Call 11/25/37)	140	175,258
5.09%, 05/25/48 (Call 11/25/47)	317	421,169
Molson Coors Beverage Co.
3.00%, 07/15/26 (Call 04/15/26)	824	873,176
4.20%, 07/15/46 (Call 01/15/46)	886	991,948
5.00%, 05/01/42	540	656,321
PepsiCo Inc.
0.40%, 10/07/23	380	378,966
0.75%, 05/01/23	565	568,074
1.40%, 02/25/31 (Call 11/25/30)	587	560,532
1.63%, 05/01/30 (Call 02/01/30)	540	526,489
1.95%, 10/21/31 (Call 07/21/31)	300	297,789
2.25%, 03/19/25 (Call 02/19/25)	1,062	1,102,738
2.38%, 10/06/26 (Call 07/06/26)	1,102	1,155,183
2.63%, 03/19/27 (Call 01/19/27)	395	417,345
2.63%, 07/29/29 (Call 04/29/29)	870	918,320
2.63%, 10/21/41 (Call 04/21/41)	300	304,152
2.75%, 03/01/23	519	534,731
2.75%, 04/30/25 (Call 01/30/25)	91	95,823
2.75%, 03/19/30 (Call 12/19/29)	1,890	2,002,587
2.75%, 10/21/51 (Call 04/21/51)	300	309,234

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
2.85%, 02/24/26 (Call 11/24/25)	$75	$79,770
2.88%, 10/15/49 (Call 04/15/49)	659	693,090
3.00%, 10/15/27 (Call 07/15/27)	605	653,654
3.38%, 07/29/49 (Call 01/29/49)	283	323,330
3.45%, 10/06/46 (Call 04/06/46)	438	499,500
3.50%, 07/17/25 (Call 04/17/25)	210	226,882
3.60%, 03/01/24 (Call 12/01/23)	898	950,829
3.63%, 03/19/50 (Call 09/19/49)	350	418,618
7.00%, 03/01/29	105	143,627
Pernod Ricard International Finance LLC
1.25%, 04/01/28 (Call 02/01/28)(b)	400	379,788
1.63%, 04/01/31 (Call 01/01/30)(b)	470	442,120
2.75%, 10/01/50 (Call 04/01/50)(b)	210	203,234
Pernod Ricard SA
3.25%, 06/08/26 (Call 03/08/26)(b)	400	429,876
4.25%, 07/15/22(b)	5	5,129
5.50%, 01/15/42(b)	65	88,658
Primo Water Holdings Inc., 4.38%, 04/30/29 (Call 04/30/24)(b)	350	347,043
Suntory Holdings Ltd., 2.25%, 10/16/24 (Call 09/16/24)(b)	250	256,960
Triton Water Holdings Inc., 6.25%, 04/01/29 (Call 04/01/24)(b)	385	384,738

		90,125,386

Biotechnology — 0.3%
Amgen Inc.
1.65%, 08/15/28 (Call 06/15/28)	1,200	1,166,364
1.90%, 02/21/25 (Call 01/21/25)	50	51,019
2.00%, 01/15/32 (Call 10/15/31)	1,345	1,291,281
2.20%, 02/21/27 (Call 12/21/26)	657	670,304
2.25%, 08/19/23 (Call 06/19/23)	697	715,303
2.30%, 02/25/31 (Call 11/25/30)	603	600,112
2.45%, 02/21/30 (Call 11/21/29)	563	571,867
2.60%, 08/19/26 (Call 05/19/26)	757	790,611
2.77%, 09/01/53 (Call 03/01/53)	606	572,203
2.80%, 08/15/41 (Call 02/15/41)	1,000	971,560
3.00%, 01/15/52 (Call 07/15/51)	1,415	1,387,591
3.13%, 05/01/25 (Call 02/01/25)	624	660,242
3.15%, 02/21/40 (Call 08/21/39)	895	915,737
3.20%, 11/02/27 (Call 08/02/27)	245	262,579
3.38%, 02/21/50 (Call 08/21/49)	1,107	1,160,169
3.63%, 05/22/24 (Call 02/22/24)	534	566,766
4.40%, 05/01/45 (Call 11/01/44)	1,072	1,293,229
4.56%, 06/15/48 (Call 12/15/47)	599	750,613
4.66%, 06/15/51 (Call 12/15/50)	1,532	1,974,917
4.95%, 10/01/41	493	621,648
5.15%, 11/15/41 (Call 05/15/41)	225	290,066
5.65%, 06/15/42 (Call 12/15/41)	10	13,592
5.75%, 03/15/40	20	27,085
6.40%, 02/01/39	150	214,523
Baxalta Inc.
4.00%, 06/23/25 (Call 03/23/25)	725	787,386
5.25%, 06/23/45 (Call 12/23/44)	440	593,855
Biogen Inc.
2.25%, 05/01/30 (Call 02/01/30)	1,403	1,381,085
3.15%, 05/01/50 (Call 11/01/49)	897	882,316
3.25%, 02/15/51 (Call 08/15/50)(b)	671	671,208
4.05%, 09/15/25 (Call 06/15/25)	769	841,055
5.20%, 09/15/45 (Call 03/15/45)	175	233,900

Security	Par (000)	Value

Biotechnology (continued)
Emergent BioSolutions Inc., 3.88%, 08/15/28 (Call 08/15/23)(b)	$240	$231,511
Gilead Sciences Inc.
0.75%, 09/29/23 (Call 11/09/21)	627	626,241
1.20%, 10/01/27 (Call 08/01/27)	645	621,928
1.65%, 10/01/30 (Call 07/01/30)	870	831,824
2.50%, 09/01/23 (Call 07/01/23)	214	220,730
2.60%, 10/01/40 (Call 04/01/40)	213	203,494
2.80%, 10/01/50 (Call 04/01/50)	612	594,650
2.95%, 03/01/27 (Call 12/01/26)	765	811,068
3.50%, 02/01/25 (Call 11/01/24)	677	721,499
3.65%, 03/01/26 (Call 12/01/25)	1,007	1,091,084
3.70%, 04/01/24 (Call 01/01/24)	1,621	1,717,595
4.00%, 09/01/36 (Call 03/01/36)	655	748,737
4.15%, 03/01/47 (Call 09/01/46)	1,147	1,361,133
4.50%, 02/01/45 (Call 08/01/44)	1,088	1,341,352
4.60%, 09/01/35 (Call 03/01/35)	580	698,494
4.75%, 03/01/46 (Call 09/01/45)	991	1,265,814
4.80%, 04/01/44 (Call 10/01/43)	901	1,137,233
5.65%, 12/01/41 (Call 06/01/41)	715	985,842
Grifols Escrow Issuer SA, 4.75%, 10/15/28 (Call 10/15/24)(b)	295	299,791
Illumina Inc., 2.55%, 03/23/31 (Call 12/23/30)	810	811,094
Regeneron Pharmaceuticals Inc.
1.75%, 09/15/30 (Call 06/15/30)	285	269,171
2.80%, 09/15/50 (Call 03/15/50)	727	685,903
Royalty Pharma PLC
0.75%, 09/02/23	385	384,388
1.20%, 09/02/25 (Call 08/02/25)	778	767,147
1.75%, 09/02/27 (Call 07/02/27)	277	271,607
2.15%, 09/02/31 (Call 06/02/31)	205	195,146
2.20%, 09/02/30 (Call 06/02/30)	940	910,747
3.30%, 09/02/40 (Call 03/02/40)	225	224,998
3.35%, 09/02/51 (Call 03/02/51)	230	220,890
3.55%, 09/02/50 (Call 03/02/50)	690	688,213

		43,869,510

Building Materials — 0.2%
Boise Cascade Co., 4.88%, 07/01/30 (Call 07/01/25)(b)	240	252,569
Boral Finance Pty Ltd., 3.75%, 05/01/28 (Call 02/01/28)(b)	25	26,411
Builders FirstSource Inc.
4.25%, 02/01/32 (Call 08/01/26)(b)	515	519,609
5.00%, 03/01/30 (Call 03/01/25)(b)	276	292,775
6.75%, 06/01/27 (Call 06/01/22)(b)	340	359,394
Carrier Global Corp.
2.24%, 02/15/25 (Call 01/15/25)	827	848,775
2.49%, 02/15/27 (Call 12/15/26)	753	774,415
2.70%, 02/15/31 (Call 11/15/30)	95	96,852
2.72%, 02/15/30 (Call 11/15/29)	848	870,073
3.38%, 04/05/40 (Call 10/05/39)	936	978,157
3.58%, 04/05/50 (Call 10/05/49)	987	1,066,631
Cemex SAB de CV
3.88%, 07/11/31 (Call 07/11/26)(d)	600	601,764
5.20%, 09/17/30 (Call 09/17/25)(d)	1,000	1,082,360
5.45%, 11/19/29 (Call 11/19/24)(d)	400	433,080
Cemex SAB De CV, 5.13%, (Call 06/08/26)(a)(d)(g)	600	620,826
Cornerstone Building Brands Inc., 6.13%, 01/15/29 (Call 09/15/23)(b)	255	265,442
CP Atlas Buyer Inc., 7.00%, 12/01/28 (Call 12/01/23)(b)	260	251,527

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
CRH America Finance Inc.
3.40%, 05/09/27 (Call 02/09/27)(b)	$40	$43,224
3.95%, 04/04/28 (Call 01/04/28)(b)	840	935,155
4.50%, 04/04/48 (Call 10/04/47)(b)	255	317,541
CRH America Inc., 3.88%, 05/18/25 (Call 02/18/25)(b)	550	593,318
Eagle Materials Inc., 2.50%, 07/01/31 (Call 04/01/31)	370	365,712
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25 (Call 07/15/22)(b)	175	186,454
Fortune Brands Home & Security Inc.
3.25%, 09/15/29 (Call 06/15/29)	485	520,434
4.00%, 09/21/23 (Call 08/21/23)	594	627,715
4.00%, 06/15/25 (Call 03/15/25)	230	249,486
Griffon Corp., 5.75%, 03/01/28 (Call 03/01/23)	580	606,489
Holcim Finance U.S. LLC
3.50%, 09/22/26 (Call 06/22/26)(b)	25	26,941
4.75%, 09/22/46 (Call 03/22/46)(b)	80	100,982
InterCement Financial Operations BV, 5.75%, 07/17/24 (Call 07/17/22)(b)	200	186,044
James Hardie International Finance DAC, 5.00%, 01/15/28 (Call 01/15/23)(b)	200	209,116
Jeld-Wen Inc.
4.63%, 12/15/25 (Call 12/15/21)(b)	200	202,310
4.88%, 12/15/27 (Call 12/15/22)(b)	150	155,539
6.25%, 05/15/25 (Call 05/15/22)(b)	85	89,614
Johnson Controls International PLC
3.63%, 07/02/24 (Call 04/02/24)(e)	97	102,920
3.90%, 02/14/26 (Call 11/14/25)	117	127,627
4.50%, 02/15/47 (Call 08/15/46)	808	1,008,853
4.63%, 07/02/44 (Call 01/02/44)	515	631,287
4.95%, 07/02/64 (Call 01/02/64)(e)	43	58,580
5.13%, 09/14/45 (Call 03/14/45)	38	49,950
6.00%, 01/15/36	44	60,640
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
1.75%, 09/15/30 (Call 06/15/30)	745	714,448
2.00%, 09/16/31 (Call 06/16/31)	700	676,641
Koppers Inc., 6.00%, 02/15/25 (Call 02/15/22)(b)	104	106,481
Lafarge SA, 7.13%, 07/15/36	195	284,045
Lennox International Inc.
1.35%, 08/01/25 (Call 07/01/25)	565	560,825
3.00%, 11/15/23 (Call 09/15/23)	75	77,977
Louisiana-Pacific Corp., 3.63%, 03/15/29 (Call 03/15/24)(b)	150	150,957
Martin Marietta Materials Inc.
2.40%, 07/15/31 (Call 04/15/31)	175	174,732
3.20%, 07/15/51 (Call 01/15/51)	250	255,387
3.45%, 06/01/27 (Call 03/01/27)	135	145,734
3.50%, 12/15/27 (Call 09/15/27)	268	290,692
4.25%, 07/02/24 (Call 04/02/24)	318	342,457
4.25%, 12/15/47 (Call 06/15/47)	245	291,707
Masco Corp.
1.50%, 02/15/28 (Call 12/15/27)	355	342,064
2.00%, 10/01/30 (Call 07/01/30)	358	343,927
2.00%, 02/15/31 (Call 11/15/30)	392	376,716
3.13%, 02/15/51 (Call 08/15/50)	210	210,466
3.50%, 11/15/27 (Call 08/15/27)	256	276,475
4.50%, 05/15/47 (Call 11/15/46)	60	73,445
Masonite International Corp.
3.50%, 02/15/30 (Call 08/15/29)(b)	175	170,564
5.38%, 02/01/28 (Call 02/01/23)(b)	225	236,493

Security	Par (000)	Value

Building Materials (continued)
New Enterprise Stone & Lime Co Inc., 5.25%, 07/15/28 (Call 07/15/24)(b)	$280	$282,430
New Enterprise Stone & Lime Co. Inc.
6.25%, 03/15/26 (Call 03/15/22)(b)	40	41,282
9.75%, 07/15/28 (Call 07/15/23)(b)	195	209,594
Owens Corning
3.40%, 08/15/26 (Call 05/15/26)	762	814,106
3.88%, 06/01/30 (Call 03/01/30)	435	477,221
3.95%, 08/15/29 (Call 05/15/29)	190	211,907
4.20%, 12/01/24 (Call 09/01/24)	205	221,398
4.30%, 07/15/47 (Call 01/15/47)	235	275,272
4.40%, 01/30/48 (Call 07/30/47)	155	184,230
7.00%, 12/01/36	27	38,709
Patrick Industries Inc.
4.75%, 05/01/29 (Call 05/01/24)(b)	255	253,705
7.50%, 10/15/27 (Call 10/15/22)(b)	50	53,590
PGT Innovations Inc., 4.38%, 10/01/29 (Call 08/01/24)(b)	280	277,766
SRM Escrow Issuer LLC, 6.00%, 11/01/28 (Call 11/01/23)(b)	560	583,363
St Marys Cement Inc. Canada, 5.75%, 01/28/27 (Call 10/28/26)(b)	30	33,931
Standard Industries Inc./NJ
3.38%, 01/15/31 (Call 07/15/25)(b)	539	500,181
4.38%, 07/15/30 (Call 07/15/25)(b)	551	552,939
4.75%, 01/15/28 (Call 01/15/23)(b)	605	624,554
5.00%, 02/15/27 (Call 02/15/22)(b)	425	436,237
Summit Materials LLC/Summit Materials Finance Corp.
5.25%, 01/15/29 (Call 07/15/23)(b)	325	341,711
6.50%, 03/15/27 (Call 03/15/22)(b)	160	167,877
Ultratech Cement Ltd., 2.80%, 02/16/31 (Call 08/16/30)(d)	200	191,988
Victors Merger Corp., 6.38%, 05/15/29 (Call 05/15/24)(b)	285	269,690
Votorantim Cimentos International SA, 7.25%, 04/05/41(d)	200	262,854
Vulcan Materials Co.
3.50%, 06/01/30 (Call 03/01/30)	320	348,682
3.90%, 04/01/27 (Call 01/01/27)	145	160,690
4.50%, 04/01/25 (Call 01/01/25)	76	83,253
4.50%, 06/15/47 (Call 12/15/46)	184	228,237
4.70%, 03/01/48 (Call 09/01/47)	152	193,526

		31,219,747

Chemicals — 0.7%
Air Liquide Finance SA
2.25%, 09/27/23 (Call 07/27/23)(b)	790	811,741
2.25%, 09/10/29 (Call 06/10/29)(b)	705	718,536
2.50%, 09/27/26 (Call 06/27/26)(b)	285	298,455
Air Products and Chemicals Inc.
1.50%, 10/15/25 (Call 09/15/25)	200	202,112
1.85%, 05/15/27 (Call 03/15/27)	496	504,611
2.05%, 05/15/30 (Call 02/15/30)	290	292,343
2.70%, 05/15/40 (Call 11/15/39)	520	527,859
2.80%, 05/15/50 (Call 11/15/49)	532	545,571
3.35%, 07/31/24 (Call 04/30/24)	185	196,279
Albemarle Corp.
4.15%, 12/01/24 (Call 09/01/24)	276	298,491
5.45%, 12/01/44 (Call 06/01/44)	22	28,627

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
Alpek SAB de CV
4.25%, 09/18/29 (Call 06/18/29)(d)	$400	$423,560
5.38%, 08/08/23(d)	200	213,896
Ashland LLC
3.38%, 09/01/31 (Call 06/01/31)(b)	220	217,459
6.88%, 05/15/43 (Call 02/15/43)	150	194,715
Axalta Coating Systems LLC, 3.38%, 02/15/29
(Call 02/15/24)(b)	350	333,000
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (Call 06/15/23)(b)	252	260,336
Bluestar Finance Holdings Ltd.
3.10%, (Call 07/12/24)(a)(d)(g)	200	199,280
3.38%, 07/16/24(d)	400	415,716
3.88%, (Call 06/24/23)(a)(d)(g)	400	405,680
Braskem America Finance Co., 7.13%, 07/22/41
(Call 01/22/41)(d)	200	243,728
Braskem Finance Ltd., 6.45%, 02/03/24	450	491,773
Braskem Idesa SAPI, 7.45%, 11/15/29
(Call 11/15/24)(d)	600	636,888
Braskem Netherlands Finance BV
4.50%, 01/10/28 (Call 10/10/27)(d)	600	613,482
4.50%, 01/31/30(d)	800	812,472
5.88%, 01/31/50(d)	400	428,160
8.50%, 01/23/81 (Call 10/23/25)(a)(d)	200	223,714
Cabot Corp., 4.00%, 07/01/29 (Call 04/01/29)	440	477,809
Celanese U.S. Holdings LLC
1.40%, 08/05/26 (Call 07/05/26)	140	137,539
3.50%, 05/08/24 (Call 04/08/24)	681	719,143
4.63%, 11/15/22	81	84,210
CF Industries Inc.
3.45%, 06/01/23	417	432,450
4.50%, 12/01/26(b)	280	315,904
4.95%, 06/01/43	401	489,160
5.15%, 03/15/34	320	389,466
5.38%, 03/15/44	350	448,521
Chemours Co. (The)
4.63%, 11/15/29 (Call 11/15/24)(b)	325	312,926
5.38%, 05/15/27 (Call 02/15/27)	300	318,378
5.75%, 11/15/28 (Call 11/15/23)(b)	490	504,514
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP
3.30%, 05/01/23 (Call 04/01/23)(b)	30	31,145
3.70%, 06/01/28 (Call 03/01/28)(b)	100	110,660
5.13%, 04/01/25 (Call 03/01/25)(b)	210	236,344
CNAC HK Finbridge Co. Ltd.
2.00%, 09/22/25(d)	400	399,052
3.00%, 09/22/30(d)	800	796,008
3.35%, (Call 09/22/23)(a)(d)(g)	400	405,544
3.38%, 06/19/24(d)	400	416,932
4.13%, 07/19/27(d)	600	648,198
4.63%, 03/14/23(d)	700	730,345
4.88%, 03/14/25(d)	600	654,210
5.13%, 03/14/28(d)	950	1,080,368
Consolidated Energy Finance SA
5.63%, 10/15/28 (Call 10/15/24)(b)	200	199,022
6.50%, 05/15/26 (Call 05/15/22)(b)	150	155,625
Cornerstone Chemical Co., 6.75%, 08/15/24
(Call 08/15/22)(b)(c)	230	206,887

Security	Par (000)	Value

Chemicals (continued)
CVR Partners LP/CVR Nitrogen Finance Corp.
6.13%, 06/15/28 (Call 06/15/24)(b)	$280	$289,901
9.25%, 06/15/23 (Call 11/15/21)(b)	10	10,020
Diamond BC BV, 4.63%, 10/01/29 (Call 10/01/24)(b)	255	256,984
Dow Chemical Co. (The)
2.10%, 11/15/30 (Call 08/15/30)	180	176,998
3.60%, 11/15/50 (Call 05/15/50)	250	272,300
3.63%, 05/15/26 (Call 03/15/26)	325	352,238
4.25%, 10/01/34 (Call 04/01/34)	397	457,598
4.38%, 11/15/42 (Call 05/15/42)	950	1,129,911
4.63%, 10/01/44 (Call 04/01/44)	211	259,566
4.80%, 11/30/28 (Call 08/30/28)	295	346,879
4.80%, 05/15/49 (Call 11/15/48)	364	469,123
5.25%, 11/15/41 (Call 05/15/41)	373	482,408
5.55%, 11/30/48 (Call 05/30/48)	270	380,287
7.38%, 11/01/29	335	453,422
9.40%, 05/15/39	581	1,047,189
DuPont de Nemours Inc.
4.21%, 11/15/23 (Call 10/15/23)	1,383	1,473,794
4.49%, 11/15/25 (Call 09/25/25)	536	596,520
4.73%, 11/15/28 (Call 08/15/28)	1,840	2,149,451
5.32%, 11/15/38 (Call 05/15/38)	1,416	1,825,904
5.42%, 11/15/48 (Call 05/15/48)	624	871,953
Eastman Chemical Co.
3.80%, 03/15/25 (Call 12/15/24)	546	585,994
4.50%, 12/01/28 (Call 09/01/28)	282	323,268
4.65%, 10/15/44 (Call 04/15/44)	889	1,066,391
4.80%, 09/01/42 (Call 03/01/42)	155	188,334
Ecolab Inc.
1.30%, 01/30/31 (Call 10/30/30)	598	559,925
2.13%, 08/15/50 (Call 02/15/50)	515	466,307
2.70%, 11/01/26 (Call 08/01/26)	380	401,250
2.75%, 08/18/55 (Call 02/18/55)(b)	404	400,037
3.25%, 12/01/27 (Call 09/01/27)	114	123,492
4.80%, 03/24/30 (Call 12/24/29)	410	493,796
EI du Pont de Nemours and Co.
1.70%, 07/15/25 (Call 06/15/25)	570	578,117
2.30%, 07/15/30 (Call 04/15/30)	478	483,234
Element Solutions Inc., 3.88%, 09/01/28
(Call 09/01/23)(b)	405	404,830
Equate Petrochemical BV
2.63%, 04/28/28 (Call 01/28/28)(d)	600	598,836
4.25%, 11/03/26(d)	400	436,620
Equate Sukuk Spc Ltd., 3.94%, 02/21/24(d)	1,000	1,060,830
Eurochem Finance DAC, 5.50%, 03/13/24
(Call 12/13/23)(d)	600	645,252
EverArc Escrow Sarl, 5.00%, 10/30/29
(Call 10/30/24)(b)	330	329,898
FMC Corp.
3.20%, 10/01/26 (Call 08/01/26)	243	257,976
3.45%, 10/01/29 (Call 07/01/29)	316	340,111
4.50%, 10/01/49 (Call 04/01/49)	185	223,813
GC Treasury Center Co. Ltd.
2.98%, 03/18/31 (Call 12/18/30)(b)	1,800	1,821,564
2.98%, 03/18/31 (Call 12/18/30)(d)	400	404,792
4.30%, 03/18/51 (Call 09/18/50)(d)	400	446,336
GCP Applied Technologies Inc., 5.50%, 04/15/26
(Call 04/15/22)(b)	150	153,575
GPD Companies Inc., 10.13%, 04/01/26
(Call 04/01/22)(b)	75	80,469

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
Hanwha Total Petrochemical Co. Ltd., 3.88%, 01/23/24(d)	$200	$211,186
HB Fuller Co.
4.00%, 02/15/27 (Call 11/15/26)	150	157,381
4.25%, 10/15/28 (Call 10/15/23)	220	223,584
Herens Holdco Sarl, 4.75%, 05/15/28 (Call 05/15/24)(b)	200	198,538
Hexion Inc., 7.88%, 07/15/27 (Call 07/15/22)(b)	205	217,300
Huntsman International LLC
2.95%, 06/15/31 (Call 03/15/31)	153	156,143
4.50%, 05/01/29 (Call 02/01/29)	599	672,893
ICL Group Ltd., 6.38%, 05/31/38 (Call 11/30/37)(b)(d)	438	569,851
Illuminate Buyer LLC/Illuminate Holdings IV Inc., 9.00%, 07/01/28 (Call 07/01/23)(b)	220	238,368
INEOS Group Holdings SA, 5.63%, 08/01/24 (Call 11/09/21)(b)	250	250,262
INEOS Quattro Finance 2 PLC, 3.38%, 01/15/26 (Call 01/15/23)(b)	210	209,007
Ingevity Corp.
3.88%, 11/01/28 (Call 11/01/23)(b)	335	329,533
4.50%, 02/01/26 (Call 02/01/22)(b)	150	152,135
Innophos Holdings Inc., 9.38%, 02/15/28 (Call 02/15/23)(b)	150	162,138
International Flavors & Fragrances Inc.
1.23%, 10/01/25 (Call 09/01/25)(b)	1,321	1,304,329
1.83%, 10/15/27 (Call 08/15/27)(b)	975	962,764
2.30%, 11/01/30 (Call 08/01/30)(b)	1,098	1,084,099
3.20%, 05/01/23 (Call 02/01/23)	93	95,806
3.27%, 11/15/40 (Call 05/15/40)(b)	45	46,265
3.47%, 12/01/50 (Call 06/01/50)(b)	430	460,018
4.38%, 06/01/47 (Call 12/01/46)	401	480,354
4.45%, 09/26/28 (Call 06/26/28)	85	97,528
5.00%, 09/26/48 (Call 03/26/48)	510	669,018
Iris Holdings Inc. (9.50% PIK), 8.75%, 02/15/26 (Call 02/15/23)(b)(f)	50	50,783
Kraton Polymers LLC/Kraton Polymers Capital Corp., 4.25%, 12/15/25 (Call 12/15/22)(b)	275	284,144
LG Chem Ltd.
1.38%, 07/07/26(d)	600	588,162
3.25%, 10/15/24(d)	200	212,134
3.63%, 04/15/29(d)	200	218,612
Linde Inc./CT
1.10%, 08/10/30 (Call 05/10/30)	442	409,151
2.00%, 08/10/50 (Call 02/10/50)	520	458,307
2.65%, 02/05/25 (Call 11/05/24)	410	428,663
2.70%, 02/21/23 (Call 11/21/22)	75	76,734
3.20%, 01/30/26 (Call 10/30/25)	149	159,947
3.55%, 11/07/42 (Call 05/07/42)	181	205,466
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29 (Call 10/15/24)(b)	185	185,261
Lubrizol Corp. (The), 6.50%, 10/01/34	120	173,164
LYB Finance Co. BV, 8.10%, 03/15/27(b)	75	97,051
LYB International Finance BV
4.00%, 07/15/23	338	356,306
4.88%, 03/15/44 (Call 09/15/43)	499	616,969
5.25%, 07/15/43	292	377,109
LYB International Finance II BV, 3.50%, 03/02/27 (Call 12/02/26)	1,380	1,490,138
LYB International Finance III LLC
1.25%, 10/01/25 (Call 09/01/25)	385	381,200
2.25%, 10/01/30 (Call 07/01/30)	295	293,457

Security	Par (000)	Value

Chemicals (continued)
3.38%, 05/01/30 (Call 02/01/30)	$52	$56,045
3.38%, 10/01/40 (Call 04/01/40)	525	543,695
3.63%, 04/01/50 (Call 04/01/50)	146	155,445
3.80%, 10/01/60 (Call 04/01/60)	325	347,500
4.20%, 10/15/49 (Call 04/15/49)	405	472,558
4.20%, 05/01/50 (Call 11/01/49)	789	920,290
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)	410	507,121
5.75%, 04/15/24 (Call 01/15/24)	615	678,044
MEGlobal Canada ULC
5.00%, 05/18/25(d)	400	438,736
5.88%, 05/18/30(d)	400	486,416
Methanex Corp.
4.25%, 12/01/24 (Call 09/01/24)	205	217,284
5.13%, 10/15/27 (Call 04/15/27)	335	353,536
5.25%, 12/15/29 (Call 09/15/29)	405	429,118
5.65%, 12/01/44 (Call 06/01/44)	150	156,252
Minerals Technologies Inc., 5.00%, 07/01/28 (Call 07/01/23)(b)	215	221,736
Mosaic Co. (The)
3.25%, 11/15/22 (Call 10/15/22)	963	986,651
4.05%, 11/15/27 (Call 08/15/27)	675	748,460
4.25%, 11/15/23 (Call 08/15/23)	585	620,299
4.88%, 11/15/41 (Call 05/15/41)	190	226,837
5.45%, 11/15/33 (Call 05/15/33)	79	98,854
5.63%, 11/15/43 (Call 05/15/43)	290	388,116
NewMarket Corp.
2.70%, 03/18/31 (Call 12/18/30)	355	352,252
4.10%, 12/15/22	105	108,765
Nufarm Australia Ltd./Nufarm Americas Inc., 5.75%, 04/30/26 (Call 04/30/22)(b)	105	107,356
Nutrien Ltd.
1.90%, 05/13/23	160	162,781
2.95%, 05/13/30 (Call 02/13/30)	501	526,561
3.00%, 04/01/25 (Call 01/01/25)	217	227,935
3.38%, 03/15/25 (Call 12/15/24)	93	98,848
3.63%, 03/15/24 (Call 12/15/23)	315	332,599
3.95%, 05/13/50 (Call 11/13/49)	270	315,625
4.00%, 12/15/26 (Call 09/15/26)	363	401,674
4.13%, 03/15/35 (Call 09/15/34)	174	197,706
4.20%, 04/01/29 (Call 01/01/29)	323	366,298
4.90%, 06/01/43 (Call 12/01/42)	124	158,205
5.00%, 04/01/49 (Call 10/01/48)	521	701,771
5.25%, 01/15/45 (Call 07/15/44)	375	504,664
5.63%, 12/01/40	60	81,970
5.88%, 12/01/36	240	321,566
6.13%, 01/15/41 (Call 07/15/40)	110	156,535
OCI NV
4.63%, 10/15/25 (Call 10/15/22)(b)	181	188,285
5.25%, 11/01/24 (Call 11/01/21)(b)	40	41,050
OCP SA
4.50%, 10/22/25(d)	400	425,868
5.13%, 06/23/51 (Call 12/23/50)(d)	400	389,488
5.63%, 04/25/24(d)	200	215,762
6.88%, 04/25/44(d)	200	239,754
OCP Group, 3.75%, 06/23/31 (Call 03/23/31)(d)	400	392,836
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)	245	259,727
5.13%, 09/15/27 (Call 03/15/22)	231	239,401
5.63%, 08/01/29 (Call 08/01/24)	380	415,545

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
9.50%, 06/01/25 (Call 03/01/25)(b)	$250	$308,192
Olympus Water U.S. Holding Corp.
4.25%, 10/01/28 (Call 10/01/24)(b)	405	398,641
6.25%, 10/01/29 (Call 10/01/24)(b)	200	199,428
Orbia Advance Corp. SAB de CV
2.88%, 05/11/31 (Call 02/11/31)(d)	400	396,252
4.00%, 10/04/27 (Call 07/04/27)(d)	200	216,688
5.50%, 01/15/48 (Call 07/15/47)(d)	600	704,712
5.88%, 09/17/44(d)	200	245,432
Petkim Petrokimya Holding AS, 5.88%, 01/26/23 (Call 01/26/22)(d)	400	406,520
Phosagro OAO Via Phosagro Bond Funding DAC
2.60%, 09/16/28(d)	200	198,734
3.05%, 01/23/25 (Call 10/23/24)(d)	600	620,016
Polar U.S. Borrower LLC/Schenectady International Group Inc., 6.75%, 05/15/26 (Call 05/15/23)(b)	150	148,872
PPG Industries Inc.
1.20%, 03/15/26 (Call 02/15/26)	230	226,016
2.40%, 08/15/24 (Call 07/15/24)	382	396,050
2.80%, 08/15/29 (Call 05/15/29)	142	148,511
3.20%, 03/15/23 (Call 02/15/23)	205	211,818
3.75%, 03/15/28 (Call 12/15/27)	271	304,612
Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 04/01/25 (Call 04/01/22)(b)	200	204,170
Rayonier AM Products Inc.
5.50%, 06/01/24 (Call 06/01/22)(b)	250	247,502
7.63%, 01/15/26 (Call 01/15/24)(b)	233	240,316
RPM International Inc.
3.45%, 11/15/22 (Call 08/15/22)	74	75,593
3.75%, 03/15/27 (Call 12/15/26)	270	293,722
4.25%, 01/15/48 (Call 07/15/47)	140	160,562
4.55%, 03/01/29 (Call 12/01/28)	135	153,839
5.25%, 06/01/45 (Call 12/01/44)	135	173,160
SABIC Capital I BV
2.15%, 09/14/30 (Call 06/14/30)(d)	600	578,280
3.00%, 09/14/50 (Call 03/14/50)(d)	200	189,274
SABIC Capital II BV
4.00%, 10/10/23(d)	200	211,506
4.50%, 10/10/28(d)	400	455,028
Sasol Financing International Ltd., 4.50%, 11/14/22	600	613,368
Sasol Financing USA LLC
4.38%, 09/18/26 (Call 09/18/25)	400	406,924
5.50%, 03/18/31 (Call 03/18/30)	600	616,152
5.88%, 03/27/24 (Call 02/27/24)	675	712,442
6.50%, 09/27/28 (Call 06/27/28)	200	221,672
SCIH Salt Holdings Inc.
4.88%, 05/01/28 (Call 05/01/24)(b)	515	503,778
6.63%, 05/01/29 (Call 05/01/24)(b)(c)	355	334,019
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26 (Call 11/01/23)(b)	400	404,316
Sherwin-Williams Co. (The)
2.30%, 05/15/30 (Call 02/15/30)	160	160,898
2.95%, 08/15/29 (Call 05/15/29)	339	358,543
3.13%, 06/01/24 (Call 04/01/24)	332	349,297
3.30%, 05/15/50 (Call 11/15/49)	125	133,054
3.45%, 08/01/25 (Call 05/01/25)	348	372,924
3.45%, 06/01/27 (Call 03/01/27)	1,066	1,155,501
3.80%, 08/15/49 (Call 02/15/49)	325	372,261
4.00%, 12/15/42 (Call 06/15/42)	70	80,161
4.50%, 06/01/47 (Call 12/01/46)	904	1,128,789

Security	Par (000)	Value

Chemicals (continued)
4.55%, 08/01/45 (Call 02/01/45)	$105	$130,517
Sociedad Quimica y Minera de Chile SA, 4.25%, 01/22/50 (Call 07/22/49)(d)	200	216,128
Solvay Finance America LLC, 4.45%, 12/03/25 (Call 09/03/25)(b)	20	21,968
SPCM SA
3.13%, 03/15/27 (Call 03/15/24)(b)	200	199,374
3.38%, 03/15/30 (Call 03/15/25)(b)	200	196,620
Syngenta Finance NV
4.44%, 04/24/23 (Call 03/24/23)(b)	840	874,474
4.89%, 04/24/25 (Call 02/24/25)(b)	860	933,169
5.18%, 04/24/28 (Call 01/24/28)(b)	550	615,675
5.68%, 04/24/48 (Call 10/24/47)(b)	500	615,885
TPC Group Inc.
10.50%, 08/01/24 (Call 08/01/22)(b)	455	412,271
10.88%, 08/01/24 (Call 08/02/22)(b)	100	106,693
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc.
5.13%, 04/01/29 (Call 04/01/24)(b)	195	195,382
5.38%, 09/01/25 (Call 09/01/22)(b)	396	403,433
Tronox Inc.
4.63%, 03/15/29 (Call 03/15/24)(b)	545	534,520
6.50%, 05/01/25 (Call 05/01/22)(b)	210	220,567
Unifrax Escrow Issuer Corp.
5.25%, 09/30/28 (Call 09/30/24)(b)	395	395,178
7.50%, 09/30/29 (Call 09/30/24)(b)	200	198,842
Unigel Luxembourg SA, 8.75%, 10/01/26 (Call 10/01/22)(d)	200	212,720
UPL Corp. Ltd., 4.63%, 06/16/30(d)	200	211,050
Valvoline Inc.
3.63%, 06/15/31 (Call 06/15/26)(b)	275	269,104
4.25%, 02/15/30 (Call 02/15/25)(b)	303	307,548
Venator Finance Sarl/Venator Materials LLC
5.75%, 07/15/25 (Call 07/15/22)(b)	175	163,546
9.50%, 07/01/25 (Call 07/08/22)(b)	50	54,901
Westlake Chemical Corp.
2.88%, 08/15/41 (Call 02/15/41)	485	467,361
3.13%, 08/15/51 (Call 02/15/51)	560	540,854
3.38%, 06/15/30 (Call 03/15/30)	145	155,014
3.38%, 08/15/61 (Call 02/15/61)	400	386,392
3.60%, 08/15/26 (Call 05/15/26)	481	525,675
4.38%, 11/15/47 (Call 05/15/47)	165	193,776
5.00%, 08/15/46 (Call 02/15/46)	343	432,513
WR Grace Holdings LLC
4.88%, 06/15/27 (Call 06/15/23)(b)	360	365,681
5.63%, 10/01/24(b)	150	160,935
5.63%, 08/15/29 (Call 08/15/24)(b)	559	563,718
Yara International ASA
3.15%, 06/04/30 (Call 03/04/30)(b)	195	203,599
4.75%, 06/01/28 (Call 03/01/28)(b)	400	458,388
YPF Sociedad Anonima
1.50%, 09/30/33(d)(e)	200	111,774
2.50%, 06/30/29(d)(e)	216	144,709

		108,648,914

Coal — 0.0%
Adaro Indonesia PT, 4.25%, 10/31/24 (Call 10/31/22)(d)	750	767,857
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 7.50%, 05/01/25 (Call 05/01/22)(b)	70	71,553

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Coal (continued)
China Shenhua Overseas Capital Co. Ltd., 3.88%, 01/20/25(d)	$200	$206,926
CONSOL Energy Inc., 11.00%, 11/15/25 (Call 11/15/21)(b)	75	77,451
Coronado Finance Pty Ltd., 10.75%, 05/15/26 (Call 05/15/23)(b)	165	179,598
Indika Energy Capital III Pte Ltd., 5.88%, 11/09/24 (Call 11/09/21)(d)	200	203,050
Indika Energy Capital IV Pte Ltd., 8.25%, 10/22/25 (Call 10/22/22)(d)	400	423,960
Natural Resource Partners LP/NRP Finance Corp., 9.13%, 06/30/25 (Call 10/30/21)(b)	55	55,279
PIC AU Holdings LLC/PIC AU Holdings Corp., 10.00%, 12/31/24 (Call 01/30/23)(b)	100	102,342
SunCoke Energy Inc., 4.88%, 06/30/29 (Call 06/30/24)(b)	250	248,210
Warrior Met Coal Inc., 8.00%, 11/01/24 (Call 11/01/21)(b)	141	143,576

		2,479,802

Commercial Services — 0.6%
Abu Dhabi Ports Co. PJSC, 2.50%, 05/06/31 (Call 02/06/31)(d)	600	600,660
Adani Ports & Special Economic Zone Ltd.
3.10%, 02/02/31(d)	200	189,484
3.38%, 07/24/24(d)	200	207,504
3.83%, 02/02/32 (Call 08/04/31)(d)	200	198,112
4.00%, 07/30/27 (Call 06/30/27)(d)	200	205,834
4.20%, 08/04/27 (Call 02/04/27)(d)	800	829,496
4.38%, 07/03/29(d)	240	251,266
5.00%, 08/02/41 (Call 02/01/41)(d)	200	209,946
ADT Security Corp. (The)
4.13%, 06/15/23	350	363,944
4.13%, 08/01/29 (Call 08/01/28)(b)	485	478,225
4.88%, 07/15/32(b)	350	349,786
Adtalem Global Education Inc., 5.50%, 03/01/28 (Call 03/01/24)(b)	375	379,297
Ahern Rentals Inc., 7.38%, 05/15/23 (Call 11/29/21)(b)(c)	250	240,188
Albion Financing 1 Sarl/Aggreko Holdings Inc., 6.13%, 10/15/26 (Call 10/15/23)(b)	210	211,892
Albion Financing 2SARL, 8.75%, 04/15/27 (Call 10/15/23)(b)	250	250,820
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.00%, 06/01/29 (Call 06/01/24)(b)	505	497,364
6.63%, 07/15/26 (Call 07/15/22)(b)	940	988,598
9.75%, 07/15/27 (Call 07/15/22)(b)	504	543,947
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl 4.63%, 06/01/28 (Call 06/01/24)(b)	1,000	991,860
Alta Equipment Group Inc., 5.63%, 04/15/26 (Call 03/23/23)(b)	157	161,082
American University (The), Series 2019, 3.67%, 04/01/49	57	65,703
AMN Healthcare Inc.
4.00%, 04/15/29 (Call 04/15/24)(b)	115	117,192
4.63%, 10/01/27 (Call 10/01/22)(b)	310	318,404
APi Escrow Corp., 4.75%, 10/15/29 (Call 10/15/24)(b)	155	158,387
APi Group DE Inc., 4.13%, 07/15/29 (Call 07/15/24)(b)	165	164,069
Aptim Corp., 7.75%, 06/15/25 (Call 06/15/22)(b)(c)	238	192,913

Security	Par (000)	Value

Commercial Services (continued)
APX Group Inc.
5.75%, 07/15/29 (Call 07/15/24)(b)	$390	$386,584
6.75%, 02/15/27 (Call 02/15/23)(b)	290	306,861
ASGN Inc., 4.63%, 05/15/28 (Call 05/15/23)(b)	210	216,875
Ashtead Capital Inc.
1.50%, 08/12/26 (Call 07/12/26)(b)	200	196,242
2.45%, 08/12/31 (Call 05/12/31)(b)	200	197,152
4.00%, 05/01/28 (Call 05/01/23)(b)	15	15,800
4.25%, 11/01/29 (Call 11/01/24)(b)	230	249,276
Atento Luxco 1 SA, 8.00%, 02/10/26(d)	200	212,650
Automatic Data Processing Inc.
1.25%, 09/01/30 (Call 06/01/30)	1,165	1,099,061
1.70%, 05/15/28 (Call 03/15/28)	295	293,693
3.38%, 09/15/25 (Call 06/15/25)	440	474,382
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
4.75%, 04/01/28 (Call 04/01/24)(b)	400	414,884
5.38%, 03/01/29 (Call 03/01/24)(b)(c)	265	279,700
5.75%, 07/15/27 (Call 07/15/22)(b)	360	375,791
Block Financial LLC
2.50%, 07/15/28 (Call 05/15/28)	222	221,185
3.88%, 08/15/30 (Call 05/15/30)	110	117,233
5.25%, 10/01/25 (Call 07/01/25)	259	290,266
5.50%, 11/01/22 (Call 05/01/22)	464	474,551
Brink’s Co. (The)
4.63%, 10/15/27 (Call 10/15/22)(b)	209	215,466
5.50%, 07/15/25 (Call 06/18/22)(b)	275	288,524
Brown University in Providence in the State of Rhode Island and Providence Plant, Series A, 2.92%, 09/01/50 (Call 03/01/50)	25	27,426
California Endowment (The), Series 2021, 2.50%, 04/01/51 (Call 10/01/50)	105	103,390
California Institute of Technology
3.65%, September 01, 2119 (Call 03/01/19)	206	239,654
4.32%, 08/01/45	60	78,698
4.70%, November 01, 2111	30	43,980
Carriage Services Inc., 4.25%, 05/15/29 (Call 05/15/24)(b)	200	200,328
Central Nippon Expressway Co. Ltd., 0.89%, 09/29/25(d)	200	196,130
China Merchants Finance Co. Ltd., 4.75%, 08/03/25(d)	200	218,672
Cimpress PLC, 7.00%, 06/15/26 (Call 06/15/22)(b)	300	312,405
Cintas Corp. No. 2, 3.70%, 04/01/27 (Call 01/01/27)	1,141	1,256,811
Cleveland Clinic Foundation (The), 4.86%, January 01, 2114	300	456,804
CMHI Finance BVI Co. Ltd.
3.50%, (Call 10/09/23)(a)(d)(g)	400	408,156
4.38%, 08/06/23(d)	250	262,980
5.00%, 08/06/28(d)	600	681,612
CoreCivic Inc.
4.63%, 05/01/23 (Call 02/01/23)(c)	175	177,665
4.75%, 10/15/27 (Call 07/15/27)(c)	150	136,043
8.25%, 04/15/26 (Call 04/15/24)	340	347,789
CoreLogic Inc., 4.50%, 05/01/28 (Call 05/01/24)(b)	395	390,240
CoStar Group Inc., 2.80%, 07/15/30 (Call 04/15/30)(b)	685	692,145
CPI CG Inc., 8.63%, 03/15/26 (Call 03/15/23)(b)	150	161,982
Deluxe Corp., 8.00%, 06/01/29 (Call 06/01/24)(b)	245	258,855
DP World Crescent Ltd.
3.88%, 07/18/29(d)	400	426,348
3.91%, 05/31/23(d)	603	625,504
4.85%, 09/26/28(d)	800	899,712

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
DP World Ltd./United Arab Emirates
4.70%, 09/30/49 (Call 03/30/49)(d)	$600	$649,590
5.63%, 09/25/48(d)	800	977,520
6.85%, 07/02/37(b)	420	555,320
DP World Salaam, 6.00%, (Call 01/01/26)(a)(d)(g)	700	764,750
Duke University
Series 2020, 2.68%, 10/01/44	230	233,204
Series 2020, 2.76%, 10/01/50(c)	10	10,537
Series 2020, 2.83%, 10/01/55	319	333,900
Emory University, Series 2020, 2.97%, 09/01/50 (Call 03/01/50)	315	335,006
Equifax Inc.
2.35%, 09/15/31 (Call 06/15/31)	700	686,539
2.60%, 12/01/24 (Call 11/01/24)	575	598,995
2.60%, 12/15/25 (Call 11/15/25)	963	1,002,194
3.10%, 05/15/30 (Call 02/15/30)	358	376,777
3.30%, 12/15/22 (Call 09/15/22)	200	204,618
3.95%, 06/15/23 (Call 05/15/23)	226	237,058
ERAC USA Finance LLC
2.70%, 11/01/23 (Call 09/01/23)(b)	225	232,544
3.30%, 12/01/26 (Call 09/01/26)(b)	188	201,188
3.80%, 11/01/25 (Call 08/01/25)(b)	220	238,264
3.85%, 11/15/24 (Call 08/15/24)(b)	200	214,326
4.20%, 11/01/46 (Call 05/01/46)(b)	430	517,630
4.50%, 02/15/45 (Call 08/15/44)(b)	141	174,410
5.63%, 03/15/42(b)	459	629,776
6.70%, 06/01/34(b)	78	108,341
7.00%, 10/15/37(b)	160	238,336
Experian Finance PLC
2.75%, 03/08/30 (Call 12/08/29)(b)	925	947,144
4.25%, 02/01/29 (Call 11/01/28)(b)	200	223,576
Ford Foundation (The)
Series 2020, 2.42%, 06/01/50 (Call 12/01/49)	45	44,138
Series 2020, 2.82%, 06/01/70 (Call 12/01/69)	375	380,929
Garda World Security Corp.
4.63%, 02/15/27 (Call 02/15/23)(b)	260	258,081
6.00%, 06/01/29 (Call 06/01/24)(b)	240	235,430
9.50%, 11/01/27 (Call 11/01/22)(b)	302	325,885
Gartner Inc.
3.63%, 06/15/29 (Call 06/15/24)(b)	279	280,322
3.75%, 10/01/30 (Call 10/01/25)(b)	455	463,786
4.50%, 07/01/28 (Call 07/01/23)(b)	426	443,990
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/26 (Call 07/31/22)(d)	400	414,164
George Washington University (The)
4.87%, 09/15/45	280	380,618
Series 2014, 4.30%, 09/15/44	47	59,800
Series 2018, 4.13%, 09/15/48 (Call 03/15/48)	159	197,371
Georgetown University (The)
Series 20A, 2.94%, 04/01/50	662	669,116
Series A, 5.22%, October 01, 2118 (Call 04/01/18)	175	264,345
Series B, 4.32%, 04/01/49 (Call 10/01/48)	60	75,758
Global Payments Inc.
1.20%, 03/01/26 (Call 02/01/26)	135	131,840
2.65%, 02/15/25 (Call 01/15/24)	612	634,124
2.90%, 05/15/30 (Call 02/15/30)	320	326,486
3.20%, 08/15/29 (Call 05/15/29)	567	593,042
4.00%, 06/01/23 (Call 05/01/23)	235	246,463
4.15%, 08/15/49 (Call 02/15/49)	536	608,349
4.45%, 06/01/28 (Call 03/01/28)	122	137,517

Security	Par (000)	Value

Commercial Services (continued)
4.80%, 04/01/26 (Call 01/01/26)	$477	$533,782
Graham Holdings Co., 5.75%, 06/01/26 (Call 06/01/22)(b)	235	245,004
GXO Logistics Inc.
1.65%, 07/15/26 (Call 06/15/26)(b)	565	555,237
2.65%, 07/15/31 (Call 04/15/31)(b)	325	322,358
HealthEquity Inc., 4.50%, 10/01/29 (Call 10/01/24)(b)	395	399,855
Herc Holdings Inc., 5.50%, 07/15/27 (Call 07/15/22)(b)	581	606,308
HPHT Finance 19 Ltd., 2.88%, 11/05/24(d)	600	625,266
HPHT Finance 21 Ltd., 2.00%, 03/19/26 (Call 02/19/26)(d)	800	800,368
Hutama Karya Persero PT, 3.75%, 05/11/30 (Call 02/11/30)(d)	450	482,305
IHS Markit Ltd.
3.63%, 05/01/24 (Call 04/01/24)	259	273,416
4.00%, 03/01/26 (Call 12/01/25)(b)	243	264,817
4.13%, 08/01/23 (Call 07/01/23)	335	352,902
4.25%, 05/01/29 (Call 02/01/29)	468	533,735
4.75%, 02/15/25 (Call 11/15/24)(b)	393	430,885
4.75%, 08/01/28 (Call 05/01/28)	390	455,653
5.00%, 11/01/22 (Call 08/01/22)(b)	198	204,231
Jaguar Holding Co. II/PPD Development LP
4.63%, 06/15/25 (Call 06/05/22)(b)	250	260,298
5.00%, 06/15/28 (Call 06/15/23)(b)	320	343,798
Johns Hopkins University
Series 2013, 4.08%, 07/01/53	95	124,241
Series A, 2.81%, 01/01/60 (Call 07/01/59)	25	25,687
Korn Ferry, 4.63%, 12/15/27 (Call 12/15/22)(b)	50	51,752
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer Inc., 5.00%, 02/01/26 (Call 02/01/23)(b)	225	229,509
Leland Stanford Junior University (The)
1.29%, 06/01/27 (Call 04/01/27)	190	188,463
2.41%, 06/01/50 (Call 12/01/49)	275	271,139
3.65%, 05/01/48 (Call 11/01/47)	340	416,327
Massachusetts Institute of Technology
4.68%, July 01, 2114	295	448,568
5.60%, July 01, 2111	321	574,449
Series F, 2.99%, 07/01/50 (Call 01/01/50)	240	266,150
Series G, 2.29%, 07/01/51 (Call 01/01/51)	358	345,502
Mersin Uluslararasi Liman Isletmeciligi AS, 5.38%, 11/15/24 (Call 11/15/22)(d)	200	206,672
Metis Merger Sub LLC, 6.50%, 05/15/29 (Call 05/15/24)(b)	345	341,643
MoneyGram International Inc., 5.38%, 08/01/26 (Call 08/01/23)(b)	210	211,037
Moody’s Corp.
2.00%, 08/19/31 (Call 05/19/31)	240	234,166
2.55%, 08/18/60 (Call 02/18/60)	85	76,633
2.63%, 01/15/23 (Call 12/15/22)	825	843,521
2.75%, 08/19/41 (Call 02/19/41)	290	284,078
3.25%, 01/15/28 (Call 10/15/27)	332	359,287
3.25%, 05/20/50 (Call 11/20/49)	160	169,997
3.75%, 03/24/25 (Call 02/24/25)	65	70,037
4.25%, 02/01/29 (Call 11/01/28)	155	177,136
4.88%, 02/15/24 (Call 11/15/23)	364	393,022
4.88%, 12/17/48 (Call 06/17/48)	480	644,683
5.25%, 07/15/44	270	367,357
Movida Europe SA, 5.25%, 02/08/31 (Call 02/08/26)(d)	400	377,900

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (Call 09/01/24)(b)	$525	$521,713
5.75%, 11/01/28 (Call 11/01/23)(b)(c)	650	592,936
NESCO Holdings II Inc., 5.50%, 04/15/29 (Call 04/15/24)(b)	470	480,453
Nielsen Co Luxembourg SARL (The), 5.00%, 02/01/25 (Call 02/01/22)(b)	200	203,792
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 07/15/29 (Call 07/15/24)(b)	280	273,739
4.75%, 07/15/31 (Call 07/15/26)(b)	315	307,276
5.63%, 10/01/28 (Call 10/01/23)(b)	535	556,700
5.88%, 10/01/30 (Call 10/01/25)(b)	375	393,472
North Queensland Export Terminal Pty Ltd., 4.45%, 12/15/22(b)	500	482,000
Northeastern University, Series 2020, 2.89%, 10/01/50	335	347,221
Northwestern University
4.64%, 12/01/44	175	228,330
Series 2017, 3.66%, 12/01/57 (Call 06/01/57)	366	454,376
Series 2020, 2.64%, 12/01/50 (Call 06/01/50)	55	55,815
Novant Health Inc.
2.64%, 11/01/36 (Call 08/01/36)	65	65,413
3.17%, 11/01/51 (Call 05/01/51)	382	410,570
3.32%, 11/01/61 (Call 05/01/61)	194	212,847
PayPal Holdings Inc.
1.35%, 06/01/23	450	455,539
1.65%, 06/01/25 (Call 05/01/25)	492	499,783
2.30%, 06/01/30 (Call 03/01/30)	952	966,813
2.40%, 10/01/24 (Call 09/01/24)	1,277	1,328,578
2.65%, 10/01/26 (Call 08/01/26)	626	660,831
2.85%, 10/01/29 (Call 07/01/29)	631	666,551
3.25%, 06/01/50 (Call 12/01/49)	478	517,827
Paysafe Finance PLC/Paysafe Holdings U.S. Corp., 4.00%, 06/15/29 (Call 06/15/24)(b)	300	285,189
President and Fellows of Harvard College
2.52%, 10/15/50 (Call 04/15/50)	238	240,780
3.15%, 07/15/46 (Call 01/15/46)	293	329,130
3.30%, 07/15/56 (Call 01/15/56)	332	388,855
6.50%, 01/15/39(b)	15	23,622
Prime Security Services Borrower LLC/Prime Finance Inc.
3.38%, 08/31/27 (Call 08/31/26)(b)	500	479,195
5.25%, 04/15/24(b)	390	414,925
5.75%, 04/15/26(b)	720	770,018
6.25%, 01/15/28 (Call 01/15/23)(b)	640	656,115
PSA Treasury Pte Ltd., 2.25%, 04/30/30 (Call 01/30/30)(d)	1,000	1,017,950
Quanta Services Inc.
0.95%, 10/01/24 (Call 10/01/22)	15	14,881
2.35%, 01/15/32 (Call 10/15/31)	185	181,465
2.90%, 10/01/30 (Call 07/01/30)	75	77,447
3.05%, 10/01/41 (Call 04/01/41)	215	211,921
RELX Capital Inc.
3.00%, 05/22/30 (Call 02/22/30)	864	911,555
3.50%, 03/16/23 (Call 02/16/23)	383	396,914
4.00%, 03/18/29 (Call 12/18/28)	493	550,770
Rent-A-Center Inc./TX, 6.38%, 02/15/29
(Call 02/15/24)(b)	260	273,538
Ritchie Bros. Auctioneers Inc., 5.38%, 01/15/25
(Call 01/15/22)(b)	250	255,000

Security	Par (000)	Value

Commercial Services (continued)
Rockefeller Foundation (The), Series 2020, 2.49%, 10/01/50 (Call 04/01/50)	$164	$164,881
RR Donnelley & Sons Co.
6.00%, 04/01/24	1	944
6.13%, 11/01/26 (Call 11/01/23)(b)	215	229,629
8.25%, 07/01/27 (Call 07/01/23)(c)	213	249,751
8.50%, 04/15/29(b)(c)	150	211,097
S&P Global Inc.
1.25%, 08/15/30 (Call 05/15/30)	611	572,788
2.30%, 08/15/60 (Call 02/15/60)	223	195,428
2.50%, 12/01/29 (Call 09/01/29)	175	181,584
2.95%, 01/22/27 (Call 10/22/26)	255	271,570
3.25%, 12/01/49 (Call 06/01/49)	429	469,631
4.00%, 06/15/25 (Call 03/15/25)	203	221,581
Sabre GLBL Inc.
7.38%, 09/01/25 (Call 09/01/22)(b)	425	452,510
9.25%, 04/15/25 (Call 03/16/25)(b)	470	543,132
Service Corp. International/U.S.
3.38%, 08/15/30 (Call 08/15/25)	390	384,041
4.00%, 05/15/31 (Call 05/15/26)	415	424,358
4.63%, 12/15/27 (Call 12/15/22)	275	289,594
5.13%, 06/01/29 (Call 06/01/24)	400	432,240
7.50%, 04/01/27	75	91,370
Shanghai Port Group BVI Development 2 Co. Ltd., 2.38%, 07/13/30 (Call 04/13/30)(d)	400	397,212
Shanghai Port Group BVI Development Co. Ltd.
2.40%, 09/11/24(d)	400	411,108
3.38%, 06/18/29(d)	300	319,605
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., 4.63%, 11/01/26 (Call 11/01/22)(b)	215	223,484
Signal Parent Inc., 6.13%, 04/01/29 (Call 04/01/24)(b)	150	140,252
Sodexo Inc., 2.72%, 04/16/31 (Call 01/16/31)(b)	200	204,790
Sotheby’s, 7.38%, 10/15/27 (Call 10/15/22)(b)	400	421,716
Sotheby’s/Bidfair Holdings Inc., 5.88%, 06/01/29 (Call 06/01/24)(b)	75	76,680
Square Inc.
2.75%, 06/01/26 (Call 05/01/26)(b)	510	516,008
3.50%, 06/01/31 (Call 03/01/31)(b)	500	512,705
StoneCo Ltd.
3.95%, 06/16/28 (Call 05/16/28)(b)	600	537,102
3.95%, 06/16/28 (Call 05/16/28)(d)	200	179,034
StoneMor Inc., 8.50%, 05/15/29 (Call 05/15/24)(b)	193	199,224
Team Health Holdings Inc., 6.38%, 02/01/25
(Call 02/01/22)(b)	345	307,871
Transurban Finance Co. Pty Ltd.
2.45%, 03/16/31 (Call 12/16/30)(b)	120	119,858
3.38%, 03/22/27 (Call 12/22/26)(b)	230	246,935
TriNet Group Inc., 3.50%, 03/01/29 (Call 03/01/24)(b)	235	235,444
Triton Container International Ltd.
0.80%, 08/01/23(b)	1,505	1,498,513
1.15%, 06/07/24 (Call 05/07/24)(b)	1,008	1,000,833
3.15%, 06/15/31 (Call 03/15/31)(b)	700	707,427
Trustees of Boston College, 3.13%, 07/01/52	165	178,535
Trustees of Boston University, Series CC, 4.06%, 10/01/48 (Call 04/01/48)	195	240,696
Trustees of Princeton University (The)
5.70%, 03/01/39	267	387,986
Series 2020, 2.52%, 07/01/50 (Call 01/01/50)	443	443,009

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Trustees of the University of Pennsylvania (The)
3.61%, February 15, 2119 (Call 08/15/18)	$230	$270,439
Series 2020, 2.40%, 10/01/50 (Call 04/01/50)	240	234,936
United Rentals North America Inc.
3.75%, 01/15/32 (Call 07/15/26)	380	379,248
3.88%, 11/15/27 (Call 11/15/22)	279	292,010
3.88%, 02/15/31 (Call 08/15/25)	541	544,749
4.00%, 07/15/30 (Call 07/15/25)	400	408,236
4.88%, 01/15/28 (Call 01/15/23)	925	976,800
5.25%, 01/15/30 (Call 01/15/25)	380	411,563
5.50%, 05/15/27 (Call 05/15/22)	486	509,309
University of Chicago (The)
4.00%, 10/01/53 (Call 04/01/53)	510	641,616
Series 20B, 2.76%, 04/01/45 (Call 10/01/44)	75	75,490
Series C, 2.55%, 04/01/50 (Call 10/01/49)	161	160,074
University of Notre Dame du Lac
Series 2015, 3.44%, 02/15/45	279	326,723
Series 2017, 3.39%, 02/15/48 (Call 08/15/47)	315	369,851
University of Southern California
2.81%, 10/01/50 (Call 04/01/50)	155	160,459
3.03%, 10/01/39	508	540,659
5.25%, October 01, 2111	145	240,184
Series 2017, 3.84%, 10/01/47 (Call 04/01/47)	233	285,637
Series 21A, 2.95%, 10/01/51 (Call 04/01/51)	150	160,052
Series A, 3.23%, October 01, 2120 (Call 04/01/20)	18	18,969
Verisk Analytics Inc.
3.63%, 05/15/50 (Call 11/15/49)	620	678,615
4.00%, 06/15/25 (Call 03/15/25)	219	238,642
4.13%, 03/15/29 (Call 12/15/28)	502	567,190
5.50%, 06/15/45 (Call 12/15/44)	204	277,420
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 08/15/22)(b)	220	233,099
WASH Multifamily Acquisition Inc., 5.75%, 04/15/26 (Call 04/15/23)(b)	415	429,517
William Marsh Rice University
3.57%, 05/15/45	320	366,077
3.77%, 05/15/55	250	318,227
WW International Inc., 4.50%, 04/15/29 (Call 04/15/24)(b)	235	225,396
Yale University
Series 2020, 0.87%, 04/15/25 (Call 03/15/25)	145	144,511
Series 2020, 1.48%, 04/15/30 (Call 01/15/30)	328	322,044
Series 2020, 2.40%, 04/15/50 (Call 10/15/49)	238	235,432
Zhejiang Seaport International Co. Ltd., 1.98%, 03/17/26(d)	600	596,544

		102,041,468

Computers — 0.6%
Ahead DB Holdings LLC, 6.63%, 05/01/28 (Call 05/01/24)(b)	195	200,630
Amdocs Ltd., 2.54%, 06/15/30 (Call 03/15/30)	457	455,812
Apple Inc.
0.55%, 08/20/25 (Call 07/20/25)	1,193	1,168,424
0.70%, 02/08/26 (Call 01/08/26)	735	719,756
0.75%, 05/11/23	2,632	2,642,475
1.13%, 05/11/25 (Call 04/11/25)	446	445,906
1.20%, 02/08/28 (Call 12/08/27)	792	767,218
1.25%, 08/20/30 (Call 05/20/30)	723	681,276
1.40%, 08/05/28 (Call 06/05/28)	570	555,608
1.65%, 05/11/30 (Call 02/11/30)	1,227	1,195,037
1.65%, 02/08/31 (Call 11/08/30)	1,103	1,068,311

Security	Par (000)	Value

Computers (continued)
1.70%, 08/05/31 (Call 05/05/31)	$325	$315,062
1.80%, 09/11/24 (Call 08/11/24)	1,380	1,415,066
2.05%, 09/11/26 (Call 07/11/26)	1,340	1,380,146
2.20%, 09/11/29 (Call 06/11/29)	1,126	1,150,389
2.38%, 02/08/41 (Call 08/08/40)	350	339,668
2.40%, 01/13/23 (Call 12/13/22)	200	204,370
2.40%, 05/03/23	1,808	1,858,497
2.40%, 06/20/50 (Call 06/20/50)	767	724,907
2.45%, 08/04/26 (Call 05/04/26)	696	729,638
2.50%, 02/09/25	470	490,849
2.55%, 08/20/60 (Call 02/20/60)	790	740,925
2.65%, 05/11/50 (Call 11/11/49)	1,115	1,100,215
2.65%, 02/08/51 (Call 08/08/50)	1,258	1,243,495
2.70%, 08/05/51 (Call 02/05/51)	655	652,622
2.75%, 01/13/25 (Call 11/13/24)	680	715,353
2.80%, 02/08/60 (Call 02/08/60)	785	775,360
2.85%, 02/23/23 (Call 12/23/22)	540	554,688
2.85%, 05/11/24 (Call 03/11/24)	1,165	1,220,664
2.85%, 08/05/61 (Call 02/05/61)	280	280,115
2.90%, 09/12/27 (Call 06/12/27)	1,011	1,080,496
2.95%, 09/11/49 (Call 03/11/49)	715	742,856
3.00%, 02/09/24 (Call 12/09/23)	1,133	1,186,659
3.00%, 06/20/27 (Call 03/20/27)	593	639,479
3.00%, 11/13/27 (Call 08/13/27)	924	993,725
3.20%, 05/13/25	675	722,088
3.20%, 05/11/27 (Call 02/11/27)	997	1,079,332
3.25%, 02/23/26 (Call 11/23/25)	1,050	1,131,176
3.35%, 02/09/27 (Call 11/09/26)	1,505	1,639,141
3.45%, 05/06/24	680	723,812
3.45%, 02/09/45	694	779,508
3.75%, 09/12/47 (Call 03/12/47)	232	272,500
3.75%, 11/13/47 (Call 05/13/47)	940	1,106,418
3.85%, 05/04/43	742	876,777
3.85%, 08/04/46 (Call 02/04/46)	836	993,711
4.25%, 02/09/47 (Call 08/09/46)	528	666,658
4.38%, 05/13/45	879	1,123,916
4.45%, 05/06/44	824	1,052,421
4.50%, 02/23/36 (Call 08/23/35)	927	1,156,674
4.65%, 02/23/46 (Call 08/23/45)	1,447	1,915,625
Austin BidCo Inc., 7.13%, 12/15/28 (Call 12/15/23)(b)	230	237,489
Booz Allen Hamilton Inc.
3.88%, 09/01/28 (Call 09/01/23)(b)	370	375,446
4.00%, 07/01/29 (Call 07/01/24)(b)	249	251,781
CGI Inc.
1.45%, 09/14/26 (Call 08/14/26)(b)	300	293,670
2.30%, 09/14/31 (Call 06/14/31)(b)	300	289,521
Conduent Business Services LLC/Conduent State & Local Solutions Inc., 6.00%, 11/01/29 (Call 11/01/24)(b)	260	259,077
Crowdstrike Holdings Inc., 3.00%, 02/15/29 (Call 02/15/24)	385	380,492
Dell Inc.
5.40%, 09/10/40	150	180,470
6.50%, 04/15/38	200	265,612
7.10%, 04/15/28	325	418,252
Dell International LLC/EMC Corp.
4.00%, 07/15/24 (Call 06/15/24)	533	571,504
4.90%, 10/01/26 (Call 08/01/26)	564	643,039
5.30%, 10/01/29 (Call 07/01/29)	1,283	1,543,013
5.45%, 06/15/23 (Call 04/15/23)	1,425	1,518,922

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
5.85%, 07/15/25 (Call 06/15/25)	$970	$1,116,936
6.02%, 06/15/26 (Call 03/15/26)	1,386	1,632,459
6.10%, 07/15/27 (Call 05/15/27)	319	387,901
6.20%, 07/15/30 (Call 04/15/30)	418	533,121
7.13%, 06/15/24 (Call 06/15/22)(b)	800	814,248
8.10%, 07/15/36 (Call 01/15/36)	967	1,464,454
8.35%, 07/15/46 (Call 01/15/46)	999	1,665,143
Diebold Nixdorf Inc.
8.50%, 04/15/24 (Call 04/15/22)(c)	170	170,275
9.38%, 07/15/25 (Call 07/15/22)(b)	350	376,891
DXC Technology Co.
1.80%, 09/15/26 (Call 08/15/26)	315	310,385
2.38%, 09/15/28 (Call 07/15/28)	320	310,858
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 07/15/22)(b)	475	397,784
Fortinet Inc.
1.00%, 03/15/26 (Call 02/15/26)	663	646,206
2.20%, 03/15/31 (Call 12/15/30)	632	624,745
Genpact Luxembourg Sarl, 3.38%, 12/01/24 (Call 11/01/24)	29	30,702
HCL America Inc., 1.38%, 03/10/26 (Call 02/10/26)(d)	400	391,212
Hewlett Packard Enterprise Co.
1.45%, 04/01/24 (Call 03/01/24)	670	676,921
1.75%, 04/01/26 (Call 03/01/26)	333	334,908
2.25%, 04/01/23 (Call 03/01/23)	680	693,709
4.45%, 10/02/23 (Call 09/02/23)	447	475,371
4.90%, 10/15/25 (Call 07/15/25)	715	800,821
6.20%, 10/15/35 (Call 04/15/35)	759	995,269
6.35%, 10/15/45 (Call 04/15/45)	765	1,049,924
HP Inc.
1.45%, 06/17/26 (Call 05/17/26)(b)	345	340,305
2.20%, 06/17/25 (Call 05/17/25)	520	533,556
2.65%, 06/17/31 (Call 03/17/31)(b)	907	893,014
3.00%, 06/17/27 (Call 04/17/27)	394	417,069
3.40%, 06/17/30 (Call 03/17/30)	463	488,747
6.00%, 09/15/41	830	1,096,057
International Business Machines Corp.
1.70%, 05/15/27 (Call 03/15/27)	931	930,786
1.95%, 05/15/30 (Call 02/15/30)	1,555	1,521,396
2.85%, 05/15/40 (Call 11/15/39)	648	643,652
2.88%, 11/09/22	687	704,319
2.95%, 05/15/50 (Call 11/15/49)	560	556,814
3.00%, 05/15/24	1,149	1,208,794
3.30%, 05/15/26	840	906,259
3.30%, 01/27/27	313	338,819
3.38%, 08/01/23	1,540	1,614,413
3.45%, 02/19/26	997	1,078,804
3.50%, 05/15/29	687	752,073
3.63%, 02/12/24	1,089	1,156,050
4.00%, 06/20/42	247	284,924
4.15%, 05/15/39	903	1,056,943
4.25%, 05/15/49	970	1,187,047
4.70%, 02/19/46	452	584,522
5.60%, 11/30/39	195	269,001
5.88%, 11/29/32	173	228,862
6.22%, 08/01/27	79	97,740
6.50%, 01/15/28	77	97,667
7.00%, 10/30/25	98	119,555
7.13%, 12/01/96(c)	270	515,325
KBR Inc., 4.75%, 09/30/28 (Call 09/21/23)(b)	135	137,901

Security	Par (000)	Value

Computers (continued)
Kyndryl Holdings Inc., 2.70%, 10/15/28 (Call 08/15/28)(b)	$50	$49,266
Leidos Inc.
2.30%, 02/15/31 (Call 11/15/30)	654	629,979
2.95%, 05/15/23 (Call 04/15/23)	257	264,872
3.63%, 05/15/25 (Call 04/15/25)	75	80,308
4.38%, 05/15/30 (Call 02/15/30)	710	797,011
Lenovo Group Ltd.
3.42%, 11/02/30 (Call 08/02/30)(d)	1,000	1,036,000
4.75%, 03/29/23(d)	200	208,724
5.88%, 04/24/25(d)	1,000	1,117,810
NCR Corp.
5.00%, 10/01/28 (Call 08/20/23)(b)	340	346,239
5.13%, 04/15/29 (Call 04/15/24)(b)	600	613,740
5.25%, 10/01/30 (Call 10/01/25)(b)	240	247,678
5.75%, 09/01/27 (Call 09/01/22)(b)	265	278,475
6.13%, 09/01/29 (Call 09/01/24)(b)	260	279,471
NetApp Inc.
1.88%, 06/22/25 (Call 05/22/25)	640	650,502
2.38%, 06/22/27 (Call 04/22/27)	455	467,048
2.70%, 06/22/30 (Call 03/22/30)	132	134,203
3.30%, 09/29/24 (Call 07/29/24)	340	359,383
Presidio Holdings Inc.
4.88%, 02/01/27 (Call 02/01/23)(b)	270	275,570
8.25%, 02/01/28 (Call 02/01/23)(b)	280	298,166
Science Applications International Corp., 4.88%, 04/01/28 (Call 04/01/23)(b)	180	185,618
Seagate HDD Cayman
3.13%, 07/15/29 (Call 01/15/24)(b)	245	234,847
3.38%, 07/15/31 (Call 01/15/26)(b)	240	230,038
4.09%, 06/01/29 (Call 03/01/29)	270	279,161
4.13%, 01/15/31 (Call 10/15/30)	250	253,938
4.75%, 06/01/23	281	294,095
4.75%, 01/01/25	250	270,105
4.88%, 03/01/24 (Call 01/01/24)	308	328,602
4.88%, 06/01/27 (Call 03/01/27)	359	396,042
5.75%, 12/01/34 (Call 06/01/34)	232	266,368
Teledyne FLIR LLC, 2.50%, 08/01/30 (Call 05/01/30)	155	155,719
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25 (Call 06/01/22)(b)	55	57,578
Unisys Corp., 6.88%, 11/01/27 (Call 11/01/23)(b)	315	343,359
Vericast Corp., 11.00%, 09/15/26 (Call 09/15/23)(b)	633	661,313
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)	1,073	1,178,862

		101,834,489

Cosmetics & Personal Care — 0.1%
Avon Products Inc.
6.50%, 03/15/23	225	237,062
8.45%, 03/15/43	105	132,789
Colgate-Palmolive Co.
2.10%, 05/01/23	20	20,463
2.25%, 11/15/22	419	426,785
3.25%, 03/15/24	115	121,923
3.70%, 08/01/47 (Call 02/01/47)	880	1,078,906
4.00%, 08/15/45	475	602,514
Coty Inc.
5.00%, 04/15/26 (Call 04/15/23)(b)	415	426,624
6.50%, 04/15/26 (Call 04/15/22)(b)	310	318,940
Edgewell Personal Care Co.
4.13%, 04/01/29 (Call 04/01/24)(b)	285	281,289
5.50%, 06/01/28 (Call 06/01/23)(b)	365	381,761

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
Estee Lauder Companies Inc. (The)
1.95%, 03/15/31 (Call 12/15/30)	$387	$383,978
2.00%, 12/01/24 (Call 11/01/24)	784	809,480
2.38%, 12/01/29 (Call 09/01/29)	365	377,311
2.60%, 04/15/30 (Call 01/15/30)	95	99,169
3.13%, 12/01/49 (Call 06/01/49)	533	585,138
3.15%, 03/15/27 (Call 12/15/26)	97	104,891
4.15%, 03/15/47 (Call 09/15/46)	58	73,520
4.38%, 06/15/45 (Call 12/15/44)	222	280,457
Natura Cosmeticos SA, 4.13%, 05/03/28 (Call 03/03/28)(d)	800	794,336
Oriflame Investment Holding PLC, 5.13%, 05/04/26 (Call 05/04/23)(b)	200	198,334
Procter & Gamble Co. (The)
0.55%, 10/29/25	730	714,254
1.00%, 04/23/26	290	287,462
1.20%, 10/29/30	1,195	1,129,574
1.95%, 04/23/31	421	423,913
2.45%, 11/03/26	223	235,158
2.70%, 02/02/26	81	85,961
2.80%, 03/25/27	490	522,384
2.85%, 08/11/27	275	295,199
3.00%, 03/25/30	890	967,768
3.10%, 08/15/23	321	335,785
3.50%, 10/25/47	460	560,653
3.55%, 03/25/40	395	464,793
3.60%, 03/25/50	320	399,616
Revlon Consumer Products Corp., 6.25%, 08/01/24 (Call 08/01/22)	50	22,362
Unilever Capital Corp.
1.38%, 09/14/30 (Call 06/14/30)	525	500,645
1.75%, 08/12/31 (Call 05/12/31)	300	292,374
2.00%, 07/28/26	393	404,704
2.13%, 09/06/29 (Call 06/06/29)	70	71,322
2.60%, 05/05/24 (Call 03/05/24)	472	491,715
2.90%, 05/05/27 (Call 02/05/27)	100	106,511
3.10%, 07/30/25	35	37,449
3.13%, 03/22/23 (Call 02/22/23)	135	139,613
3.25%, 03/07/24 (Call 02/07/24)	245	258,639
3.38%, 03/22/25 (Call 01/22/25)	200	214,072
3.50%, 03/22/28 (Call 12/22/27)	465	513,909
5.90%, 11/15/32	1,069	1,444,679
Series 30Y, 2.63%, 08/12/51 (Call 02/12/51)	300	301,020

		18,957,204

Distribution & Wholesale — 0.1%
American Builders & Contractors Supply Co. Inc.
3.88%, 11/15/29 (Call 11/15/24)(b)	205	200,861
4.00%, 01/15/28 (Call 01/15/23)(b)	355	361,166
Avient Corp.
5.25%, 03/15/23	225	236,981
5.75%, 05/15/25 (Call 05/15/22)(b)	385	403,669
BCPE Empire Holdings Inc., 7.63%, 05/01/27 (Call 05/01/23)(b)	325	321,838
Chongqing Nan’an Urban Construction & Development Group Co. Ltd., 4.66%, 06/04/24(d)	400	408,852
Ferguson Finance PLC, 4.50%, 10/24/28 (Call 07/24/28)(b)	644	736,408
G-III Apparel Group Ltd., 7.88%, 08/15/25 (Call 08/15/22)(b)	100	106,628

Security	Par (000)	Value

Distribution & Wholesale (continued)
H&E Equipment Services Inc., 3.88%, 12/15/28 (Call 12/15/23)(b)	$625	$622,656
Hongkong Xiangyu Investment Co. Ltd., 4.50%, 01/30/23(d)	400	376,444
IAA Inc., 5.50%, 06/15/27 (Call 06/15/22)(b)	250	260,350
KAR Auction Services Inc., 5.13%, 06/01/25 (Call 06/01/22)(b)	475	477,232
Li & Fung Ltd.
4.38%, 10/04/24 (Call 09/04/24)(d)	200	204,260
4.50%, 08/18/25 (Call 07/18/25)(d)	600	616,734
Marubeni Corp.
1.32%, 09/18/25 (Call 08/18/25)(d)	400	393,912
3.75%, 04/17/23 (Call 03/17/23)(d)	200	207,538
Mitsubishi Corp., 1.13%, 07/15/26 (Call 06/15/26)(b)	200	195,672
Resideo Funding Inc., 4.00%, 09/01/29 (Call 09/01/24)(b)	200	191,182
SUMITOMO Corp., 2.50%, 09/13/22(d)	200	203,154
Univar Solutions USA Inc., 5.13%, 12/01/27 (Call 12/01/22)(b)	192	201,020
Wolverine Escrow LLC
8.50%, 11/15/24 (Call 11/15/21)(b)(c)	324	300,504
9.00%, 11/15/26 (Call 11/15/22)(b)(c)	474	435,985
13.13%, 11/15/27 (Call 11/15/22)(b)	250	164,845
WW Grainger Inc.
1.85%, 02/15/25 (Call 01/15/25)	410	420,951
3.75%, 05/15/46 (Call 11/15/45)	125	146,678
4.20%, 05/15/47 (Call 11/15/46)	130	163,180
4.60%, 06/15/45 (Call 12/15/44)	810	1,061,367

		9,420,067

Diversified Financial Services — 1.5%
Advisor Group Holdings Inc., 10.75%, 08/01/27 (Call 08/01/22)(b)	110	122,198
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.15%, 10/29/23	500	500,260
1.65%, 10/29/24 (Call 09/29/24)	745	746,706
1.75%, 01/30/26 (Call 12/30/25)	195	192,091
2.45%, 10/29/26 (Call 09/29/26)	760	767,410
2.88%, 08/14/24 (Call 07/14/24)	437	452,588
3.00%, 10/29/28 (Call 08/29/28)	540	548,159
3.15%, 02/15/24 (Call 01/15/24)	1,100	1,142,064
3.30%, 01/23/23 (Call 12/23/22)	1,030	1,058,891
3.30%, 01/30/32 (Call 10/30/31)	960	978,634
3.40%, 10/29/33 (Call 07/29/33)	400	407,928
3.50%, 01/15/25 (Call 11/15/24)	395	415,141
3.65%, 07/21/27 (Call 04/21/27)	1,196	1,266,241
3.85%, 10/29/41 (Call 04/29/41)	200	207,370
3.88%, 01/23/28 (Call 10/23/27)	498	533,921
4.13%, 07/03/23 (Call 06/03/23)	220	230,699
4.45%, 10/01/25 (Call 08/01/25)	330	359,330
4.45%, 04/03/26 (Call 02/03/26)	388	423,040
4.50%, 09/15/23 (Call 08/15/23)	200	212,056
4.63%, 10/15/27 (Call 08/15/27)	627	697,450
4.88%, 01/16/24 (Call 12/16/23)	507	544,908
6.50%, 07/15/25 (Call 06/15/25)	170	196,986
Affiliated Managers Group Inc.
3.30%, 06/15/30 (Call 03/15/30)	160	170,398
3.50%, 08/01/25	175	187,544
AG Issuer LLC, 6.25%, 03/01/28 (Call 03/01/23)(b)	210	218,982

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
AIG Global Funding
0.45%, 12/08/23(b)	$105	$104,549
0.65%, 06/17/24(b)	670	663,327
0.80%, 07/07/23(b)	448	449,183
0.90%, 09/22/25(b)	470	458,701
Air Lease Corp.
0.70%, 02/15/24 (Call 01/15/24)	296	292,608
1.88%, 08/15/26 (Call 07/15/26)	220	217,637
2.10%, 09/01/28 (Call 07/01/28)	500	485,300
2.25%, 01/15/23	327	332,961
2.30%, 02/01/25 (Call 01/01/25)	318	324,150
2.75%, 01/15/23 (Call 12/15/22)	415	424,325
2.88%, 01/15/26 (Call 12/15/25)	255	263,321
3.00%, 09/15/23 (Call 07/15/23)	305	315,626
3.00%, 02/01/30 (Call 11/01/29)	492	498,504
3.13%, 12/01/30 (Call 09/01/30)	215	219,560
3.25%, 03/01/25 (Call 01/01/25)	369	386,395
3.25%, 10/01/29 (Call 07/01/29)	263	273,791
3.38%, 07/01/25 (Call 06/01/25)	235	247,591
3.63%, 04/01/27 (Call 01/01/27)	423	449,674
3.63%, 12/01/27 (Call 09/01/27)	748	793,890
3.75%, 06/01/26 (Call 04/01/26)	570	610,025
3.88%, 07/03/23 (Call 06/03/23)	156	163,263
4.25%, 02/01/24 (Call 01/01/24)	215	228,863
4.25%, 09/15/24 (Call 06/15/24)	934	1,006,011
4.63%, 10/01/28 (Call 07/01/28)	205	229,963
Aircastle Ltd.
4.13%, 05/01/24 (Call 02/01/24)	170	179,598
4.25%, 06/15/26 (Call 04/15/26)	374	405,397
4.40%, 09/25/23 (Call 08/25/23)	370	391,745
5.00%, 04/01/23	644	679,929
5.25%, 08/11/25 (Call 07/11/25)(b)	1,230	1,362,594
Ally Financial Inc.
1.45%, 10/02/23 (Call 09/02/23)	540	545,206
2.20%, 11/02/28 (Call 09/02/28)	270	266,298
3.05%, 06/05/23 (Call 05/05/23)	375	387,019
3.88%, 05/21/24 (Call 04/21/24)	549	585,245
4.63%, 03/30/25	345	379,811
5.13%, 09/30/24	474	525,860
5.75%, 11/20/25 (Call 10/20/25)	524	594,415
5.80%, 05/01/25 (Call 04/01/25)	380	433,299
8.00%, 11/01/31	1,168	1,647,564
American Express Co.
2.50%, 07/30/24 (Call 06/29/24)	620	645,997
2.65%, 12/02/22	362	370,340
3.00%, 10/30/24 (Call 09/29/24)	518	547,567
3.13%, 05/20/26 (Call 04/20/26)	381	408,623
3.40%, 02/27/23 (Call 01/27/23)	967	1,001,164
3.40%, 02/22/24 (Call 01/22/24)	1,270	1,340,447
3.63%, 12/05/24 (Call 11/04/24)	233	250,354
3.70%, 08/03/23 (Call 07/03/23)	869	913,232
4.05%, 12/03/42	841	1,010,335
4.20%, 11/06/25 (Call 10/06/25)	533	592,131
American Express Credit Corp., 3.30%, 05/03/27 (Call 04/03/27)	1,177	1,282,236
Ameriprise Financial Inc.
2.88%, 09/15/26 (Call 06/15/26)	933	988,252
3.00%, 04/02/25 (Call 03/02/25)	30	31,628
3.70%, 10/15/24	220	237,516
4.00%, 10/15/23	1,200	1,277,628

Security	Par (000)	Value

Diversified Financial Services (continued)
Andrew W Mellon Foundation (The), Series 2020, 0.95%, 08/01/27 (Call 06/01/27)	$483	$469,949
Antares Holdings LP
2.75%, 01/15/27 (Call 12/15/26)(b)	600	593,664
3.95%, 07/15/26 (Call 06/15/26)(b)	500	521,050
Apollo Management Holdings LP
4.00%, 05/30/24(b)	600	643,086
4.95%, 01/14/50 (Call 01/14/24)(a)(b)	296	306,310
Ares Finance Co. II LLC, 3.25%, 06/15/30 (Call 03/15/30)(b)	100	104,109
Ares Finance Co. III LLC, 4.13%, 06/30/51 (Call 06/30/26)(a)(b)	215	220,913
Aretec Escrow Issuer Inc., 7.50%, 04/01/29 (Call 04/01/24)(b)	200	207,120
Arko Corp., 5.13%, 11/15/29 (Call 11/15/24)(b)	230	224,259
Armor Holdco Inc., 8.50%, 11/15/29	60	60,000
ASG Finance Designated Activity Co., 7.88%, 12/03/24 (Call 12/03/21)(b)	200	196,046
Avation Capital SA (9.00% PIK), 9.00%, 10/31/26 (Call 11/29/21)(b)(f)	176	146,284
Aviation Capital Group LLC
1.95%, 01/30/26 (Call 12/30/25)(b)	105	103,781
1.95%, 09/20/26 (Call 08/20/26)(b)	1,655	1,623,754
3.50%, 11/01/27 (Call 07/01/27)(b)	186	194,018
3.88%, 05/01/23 (Call 04/01/23)(b)	490	509,139
4.13%, 08/01/25 (Call 06/01/25)(b)	162	173,029
4.38%, 01/30/24 (Call 12/30/23)(b)	310	329,050
4.88%, 10/01/25 (Call 07/01/25)(b)	425	464,733
Avolon Holdings Funding Ltd.
2.13%, 02/21/26 (Call 01/21/26)(b)	505	499,051
2.53%, 11/18/27 (Call 10/18/27)(b)	986	967,365
2.75%, 02/21/28 (Call 12/21/27)(b)	200	197,986
2.88%, 02/15/25 (Call 01/15/25)(b)	395	405,274
3.25%, 02/15/27 (Call 12/15/26)(b)	835	859,165
3.95%, 07/01/24 (Call 06/01/24)(b)	448	472,716
4.25%, 04/15/26 (Call 03/15/26)(b)	638	686,252
4.38%, 05/01/26 (Call 03/01/26)(b)	426	459,121
5.25%, 05/15/24 (Call 04/15/24)(b)	1,035	1,122,426
5.50%, 01/15/26 (Call 12/15/25)(b)	615	688,997
Azure Orbit IV International Finance Ltd., 3.75%, 01/25/23(d)	200	205,438
Banco BTG Pactual SA/Cayman Islands
4.50%, 01/10/25 (Call 12/10/24)(c)(d)	400	408,260
5.50%, 01/31/23(d)	400	415,556
BGC Partners Inc.
3.75%, 10/01/24 (Call 09/01/24)	290	306,774
5.38%, 07/24/23	215	229,424
Blackstone Holdings Finance Co. LLC
1.60%, 03/30/31 (Call 12/30/30)(b)	285	267,909
1.63%, 08/05/28 (Call 06/05/28)(b)	120	116,024
2.00%, 01/30/32 (Call 10/30/31)(b)	120	115,278
2.50%, 01/10/30 (Call 10/10/29)(b)	810	826,888
2.80%, 09/30/50 (Call 03/30/50)(b)	405	395,746
2.85%, 08/05/51 (Call 02/05/51)(b)	105	102,979
3.50%, 09/10/49 (Call 03/10/49)(b)	315	346,380
4.00%, 10/02/47 (Call 04/02/47)(b)	5	5,914
4.45%, 07/15/45(b)	350	438,242
4.75%, 02/15/23(b)	50	52,553
5.00%, 06/15/44(b)	150	198,086

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Blackstone Private Credit Fund
1.75%, 09/15/24(b)	$1,000	$990,770
2.63%, 12/15/26 (Call 11/15/26)(b)	1,300	1,275,183
Blue Bright Ltd.
2.38%, 02/09/26(d)	600	589,752
2.50%, 06/04/25(d)	400	396,008
Blue Owl Finance LLC, 3.13%, 06/10/31 (Call 03/10/31)(b)	400	393,464
BOC Aviation Ltd.
1.75%, 01/21/26 (Call 12/21/25)(d)	400	392,936
2.63%, 01/17/25 (Call 12/17/24)(d)	400	407,440
2.63%, 09/17/30 (Call 06/17/30)(b)	600	591,132
3.00%, 09/11/29 (Call 06/11/29)(b)	600	608,718
3.25%, 04/29/25 (Call 03/29/25)(b)	600	624,534
3.50%, 10/10/24 (Call 09/10/24)(d)	200	211,448
3.50%, 09/18/27 (Call 06/18/27)(d)	200	211,052
3.88%, 04/27/26 (Call 01/27/26)(d)	850	907,885
BOC Aviation USA Corp., 1.63%, 04/29/24 (Call 03/29/24)(b)	600	602,496
Bocom Leasing Management, 1.13%, 06/18/24(d)	400	396,312
Bocom Leasing Management Hong Kong Co. Ltd., 4.38%, 01/22/24(d)	400	425,100
Brookfield Finance I UK PLC, 2.34%, 01/30/32 (Call 10/30/31)	195	190,474
Brookfield Finance Inc.
2.72%, 04/15/31 (Call 01/15/31)	1,000	1,014,090
3.50%, 03/30/51 (Call 09/30/50)	465	491,821
3.90%, 01/25/28 (Call 10/25/27)	474	523,585
4.00%, 04/01/24 (Call 02/01/24)	745	793,842
4.25%, 06/02/26 (Call 03/02/26)	385	426,557
4.35%, 04/15/30 (Call 01/15/30)	918	1,047,475
4.70%, 09/20/47 (Call 03/20/47)	279	344,116
4.85%, 03/29/29 (Call 12/29/28)	595	694,841
Brookfield Finance LLC, 3.45%, 04/15/50 (Call 10/15/49)	392	411,820
Burford Capital Global Finance LLC, 6.25%, 04/15/28 (Call 04/15/24)(b)	200	211,950
Cantor Fitzgerald LP, 4.88%, 05/01/24 (Call 04/01/24)(b)	205	221,371
Capital One Bank USA N.A., 3.38%, 02/15/23	221	228,516
Capital One Financial Corp.
1.00%, 11/02/27 (Call 11/02/26)	500	498,620
1.00%, 11/02/32 (Call 11/02/31)	300	298,557
2.36%, 07/29/32 (Call 07/29/31)(a)	1,010	972,933
2.60%, 05/11/23 (Call 04/11/23)	392	402,882
3.20%, 01/30/23 (Call 12/30/22)	560	577,041
3.20%, 02/05/25 (Call 01/05/25)	500	529,450
3.30%, 10/30/24 (Call 09/30/24)	2,403	2,550,424
3.50%, 06/15/23	880	919,054
3.65%, 05/11/27 (Call 04/11/27)	269	292,581
3.75%, 04/24/24 (Call 03/24/24)	691	734,858
3.75%, 07/28/26 (Call 06/28/26)	656	709,129
3.75%, 03/09/27 (Call 02/09/27)	1,122	1,222,946
3.80%, 01/31/28 (Call 12/31/27)	375	413,640
3.90%, 01/29/24 (Call 12/29/23)	742	787,781
4.20%, 10/29/25 (Call 09/29/25)	634	693,691
4.25%, 04/30/25 (Call 03/31/25)	75	82,127
Castlelake Aviation Finance DAC, 5.00%, 04/15/27 (Call 04/15/24)(b)	215	214,445

Security	Par (000)	Value

Diversified Financial Services (continued)
Cboe Global Markets Inc.
1.63%, 12/15/30 (Call 09/15/30)	$639	$610,041
3.65%, 01/12/27 (Call 10/12/26)	894	979,162
CCBL Cayman 1 Corp. Ltd., 1.99%, 07/21/25(d)	600	599,952
CDBL Funding 1
1.50%, 11/04/23(d)	800	797,704
3.50%, 10/24/27(d)	400	417,916
4.25%, 12/02/24(d)	200	214,362
CDP Financial Inc., 3.15%, 07/24/24(b)	415	440,921
Chailease International Finance Corp., 3.75%, 10/22/23(d)	400	410,940
Charles Schwab Corp. (The)
0.75%, 03/18/24 (Call 02/18/24)	105	104,811
0.90%, 03/11/26 (Call 02/11/26)	661	648,613
1.15%, 05/13/26 (Call 04/13/26)	785	777,464
1.65%, 03/11/31 (Call 12/11/30)	442	423,352
1.95%, 12/01/31 (Call 09/01/31)	645	632,784
2.00%, 03/20/28 (Call 01/20/28)	712	718,493
2.30%, 05/13/31 (Call 02/13/31)	500	504,825
2.65%, 01/25/23 (Call 12/25/22)	377	386,534
2.75%, 10/01/29 (Call 07/01/29)	210	220,422
3.00%, 03/10/25 (Call 12/10/24)	182	192,208
3.20%, 03/02/27 (Call 12/02/26)	535	576,061
3.20%, 01/25/28 (Call 10/25/27)	618	670,110
3.25%, 05/22/29 (Call 02/22/29)	195	211,717
3.30%, 04/01/27 (Call 01/01/27)	920	991,484
3.45%, 02/13/26 (Call 11/13/25)	162	175,611
3.55%, 02/01/24 (Call 01/01/24)	1,013	1,073,152
3.75%, 04/01/24 (Call 03/02/24)	452	481,502
3.85%, 05/21/25 (Call 03/21/25)	487	529,199
4.00%, 02/01/29 (Call 11/01/28)	273	309,224
4.20%, 03/24/25 (Call 02/22/25)	255	279,544
4.63%, 03/22/30 (Call 12/22/29)	143	170,392
Charming Light Investments Ltd.
4.38%, 12/21/27(d)	600	644,652
5.00%, 09/03/24(d)	250	269,995
China Cinda 2020 I Management Ltd.
1.25%, 01/20/24 (Call 10/20/23)(d)	400	393,204
1.88%, 01/20/26 (Call 10/20/25)(d)	400	386,516
2.00%, 03/18/23 (Call 02/18/23)(d)	400	400,024
2.50%, 03/18/25 (Call 02/18/25)(d)	800	796,768
2.50%, 01/20/28 (Call 10/20/27)(d)	600	578,766
3.00%, 03/18/27 (Call 12/18/26)(d)	400	402,044
3.13%, 03/18/30 (Call 12/18/29)(d)	400	393,368
China Cinda Finance 2014 Ltd., 5.63%, 05/14/24(d)	200	217,412
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25(d)	400	421,484
China Cinda Finance 2017 I Ltd.
4.10%, 03/09/24(d)	600	627,828
4.40%, 03/09/27(d)	200	214,838
4.75%, 02/08/28(d)	400	438,156
4.75%, 02/21/29(d)	400	439,692
China Development Bank Financial Leasing Co. Ltd., 2.88%, 09/28/30 (Call 09/28/25)(a)(d)	600	603,108
China Great Wall International Holdings III Ltd., 3.88%, 08/31/27(d)	400	421,004
China Great Wall International Holdings IV Ltd., 3.95%, (Call 07/31/24)(a)(d)(g)	200	203,926
China Great Wall International Holdings V Ltd., 2.38%, 08/18/30 (Call 05/18/30)(d)	1,000	923,130

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
China Ping An Insurance Overseas Holdings Ltd., 2.85%, 08/12/31(d)	$600	$565,074
CI Financial Corp.
3.20%, 12/17/30 (Call 09/17/30)	350	358,519
4.10%, 06/15/51 (Call 12/15/50)	420	461,261
CICC Hong Kong Finance 2016 MTN Ltd.
1.63%, 01/26/24(d)	1,400	1,398,544
2.00%, 01/26/26(d)	400	395,020
Citadel LP, 5.38%, 01/17/23 (Call 12/17/22)(b)	80	83,519
CITIC Securities Finance MTN Co. Ltd.
1.75%, 06/03/23(d)	400	401,708
2.00%, 06/03/25(d)	400	398,280
Clifford Capital Pte Ltd.
1.12%, 03/23/26 (Call 02/23/26)(d)	400	394,900
1.73%, 09/10/24(d)	200	204,292
CME Group Inc.
3.00%, 03/15/25 (Call 12/15/24)	833	878,932
3.75%, 06/15/28 (Call 03/15/28)	535	598,537
4.15%, 06/15/48 (Call 12/15/47)	219	282,545
5.30%, 09/15/43 (Call 03/15/43)	343	481,106
CMS International Gemstone Ltd., 1.30%, 09/16/24	200	197,486
CNG Holdings Inc., 12.50%, 06/15/24 (Call 06/15/22)(b)	125	119,150
Cobra AcquisitionCo LLC, 6.38%, 11/01/29 (Call 11/01/24)(b)	190	187,855
Coinbase Global Inc.
3.38%, 10/01/28 (Call 10/01/24)(b)	510	491,512
3.63%, 10/01/31 (Call 10/01/26)(b)	485	462,132
Credit Acceptance Corp.
5.13%, 12/31/24 (Call 12/31/21)(b)	195	199,723
6.63%, 03/15/26 (Call 03/15/22)	370	385,958
Credit Suisse USA Inc., 7.13%, 07/15/32	841	1,187,627
Credito Real SAB de CV, 8.00%, 01/21/28(d)	200	169,054
Curo Group Holdings Corp., 7.50%, 08/01/28 (Call 08/01/24)(b)	385	391,229
DAE Sukuk Difc Ltd., 3.75%, 02/15/26(d)	500	524,275
Discover Financial Services
3.75%, 03/04/25 (Call 12/04/24)	235	251,161
3.85%, 11/21/22	143	147,821
3.95%, 11/06/24 (Call 08/06/24)	833	895,183
4.10%, 02/09/27 (Call 11/09/26)	978	1,075,614
4.50%, 01/30/26 (Call 11/30/25)	550	609,323
Eaton Vance Corp., 3.50%, 04/06/27 (Call 01/06/27)	505	547,011
Enact Holdings Inc., 6.50%, 08/15/25 (Call 02/15/25)(b)	370	406,693
Enova International Inc.
8.50%, 09/01/24 (Call 09/01/22)(b)	150	152,604
8.50%, 09/15/25 (Call 09/15/22)(b)	200	205,928
Far East Horizon Ltd., 2.63%, 03/03/24(d)	400	395,848
Finance of America Funding LLC, 7.88%, 11/15/25 (Call 11/15/22)(b)	175	169,092
FMR LLC
4.95%, 02/01/33(b)	325	403,514
5.15%, 02/01/43(b)	5	6,625
6.45%, 11/15/39(b)	100	147,157
Franklin Resources Inc.
1.60%, 10/30/30 (Call 07/30/30)	259	244,745
2.85%, 03/30/25	458	482,796
2.95%, 08/12/51 (Call 02/12/51)	300	298,647
GE Capital Funding LLC
3.45%, 05/15/25 (Call 04/15/25)	482	515,995

Security	Par (000)	Value

Diversified Financial Services (continued)
4.05%, 05/15/27 (Call 03/15/27)	$450	$501,660
4.40%, 05/15/30 (Call 02/15/30)	1,048	1,225,846
4.55%, 05/15/32 (Call 02/15/32)	688	823,433
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25	710	765,863
4.42%, 11/15/35	3,859	4,698,911
Global Aircraft Leasing Co. Ltd., 6.50%, 09/15/24 (Call 09/15/22), (7.25% PIK)(b)(f)	858	832,664
goeasy Ltd.
4.38%, 05/01/26 (Call 04/27/23)(b)	160	164,542
5.38%, 12/01/24 (Call 12/01/21)(b)	145	149,108
GPS Hospitality Holding Co LLC/GPS Finco Inc., 7.00%, 08/15/28 (Call 08/15/24)(b)	210	198,851
Gtlk Europe Capital DAC
4.65%, 03/10/27 (Call 12/10/26)(d)	200	207,128
4.80%, 02/26/28(d)	600	624,246
5.95%, 04/17/25(d)	800	867,512
Haitong International Finance Holdings 2015 Ltd., 2.11%, 03/12/25(d)	600	597,462
Haitong International Securities Group Ltd., 2.13%, 07/02/23(d)	200	201,428
Home Point Capital Inc., 5.00%, 02/01/26 (Call 02/01/23)(b)	310	278,603
Horse Gallop Finance Ltd., 1.70%, 07/28/25(d)	400	395,176
ICBCIL Finance Co. Ltd.
1.75%, 08/25/25(d)	800	790,168
1.75%, 08/02/26(d)	600	588,084
3.13%, 11/15/22(d)	810	825,179
3.63%, 05/19/26(d)	200	212,146
3.75%, 03/05/24(d)	200	210,578
ICD Sukuk Co. Ltd., 5.00%, 02/01/27(d)	600	656,616
Intercontinental Exchange Inc.
0.70%, 06/15/23	292	292,292
1.85%, 09/15/32 (Call 06/15/32)	462	434,114
2.10%, 06/15/30 (Call 03/15/30)	933	920,488
2.65%, 09/15/40 (Call 03/15/40)	535	514,937
3.00%, 06/15/50 (Call 12/15/49)	695	695,931
3.00%, 09/15/60 (Call 03/15/60)	1,095	1,063,990
3.10%, 09/15/27 (Call 06/15/27)	681	727,424
3.45%, 09/21/23 (Call 08/21/23)	175	183,843
3.75%, 12/01/25 (Call 09/01/25)	705	767,449
3.75%, 09/21/28 (Call 06/21/28)	207	229,644
4.00%, 10/15/23	639	678,848
4.25%, 09/21/48 (Call 03/21/48)	445	536,065
Intercorp Financial Services Inc., 4.13%, 10/19/27 (Call 07/19/27)(d)	605	604,716
Inventive Global Investments Ltd.
1.60%, 09/01/26(d)	400	391,584
1.65%, 09/03/25(d)	1,200	1,185,072
Invesco Finance PLC
3.13%, 11/30/22	168	172,696
3.75%, 01/15/26	205	222,860
4.00%, 01/30/24	110	117,313
5.38%, 11/30/43	315	416,669
Janus Capital Group Inc., 4.88%, 08/01/25 (Call 05/01/25)	115	127,342
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (Call 08/15/24)(b)	480	486,859
Jefferies Group LLC
2.75%, 10/15/32 (Call 07/15/32)	125	123,880

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
5.13%, 01/20/23	$659	$693,736
6.25%, 01/15/36	575	766,130
6.45%, 06/08/27	405	498,952
6.50%, 01/20/43	100	139,634
Jefferies Group LLC/Jefferies Group Capital Finance Inc.
2.63%, 10/15/31 (Call 07/15/31)	300	294,438
4.15%, 01/23/30	607	675,937
4.85%, 01/15/27	190	217,535
Jefferson Capital Holdings LLC, 6.00%, 08/15/26 (Call 08/15/23)(b)	105	106,359
JIC Zhixin Ltd.
1.50%, 08/27/25(d)	400	393,776
2.13%, 08/27/30(d)	400	383,352
Joy Treasure Assets Holdings Inc.
1.88%, 11/17/25 (Call 08/17/25)(d)	600	581,898
3.50%, 09/24/29 (Call 06/24/29)(d)	1,000	995,710
KKR Group Finance Co. II LLC, 5.50%, 02/01/43 (Call 08/01/42)(b)	26	34,707
Korea Investment & Securities Co. Ltd., 1.38%, 07/19/24(d)	400	398,692
Kuwait Projects Co. SPC Ltd.
4.23%, 10/29/26(d)	200	189,626
4.50%, 02/23/27(d)	800	758,920
5.00%, 03/15/23(d)	200	200,590
Lazard Group LLC
3.63%, 03/01/27 (Call 12/01/26)	163	175,996
3.75%, 02/13/25	174	186,415
4.38%, 03/11/29 (Call 12/11/28)	224	253,082
4.50%, 09/19/28 (Call 06/19/28)	367	421,019
LD Holdings Group LLC
6.13%, 04/01/28 (Call 04/01/24)(b)	330	302,396
6.50%, 11/01/25 (Call 11/01/22)(b)	330	323,492
LeasePlan Corp. NV, 2.88%, 10/24/24(b)	370	385,000
Legg Mason Inc.
4.75%, 03/15/26	180	204,035
5.63%, 01/15/44	261	362,179
LFS Topco LLC, 5.88%, 10/15/26 (Call 10/15/23)(b)	155	159,822
LPL Holdings Inc.
4.00%, 03/15/29 (Call 03/15/24)(b)	410	419,266
4.38%, 05/15/31 (Call 05/15/26)(b)	140	143,366
4.63%, 11/15/27 (Call 11/15/22)(b)	270	278,251
LSEGA Financing PLC
0.65%, 04/06/24 (Call 03/06/24)(b)	1,300	1,287,923
1.38%, 04/06/26 (Call 03/06/24)(b)	1,145	1,129,233
2.00%, 04/06/28 (Call 02/06/28)(b)	2,000	1,989,400
2.50%, 04/06/31 (Call 01/06/31)(b)	1,000	1,010,310
3.20%, 04/06/41 (Call 10/06/40)(b)	280	289,800
Mastercard Inc.
1.90%, 03/15/31 (Call 12/15/30)	352	352,056
2.00%, 03/03/25 (Call 02/03/25)	341	351,141
2.95%, 11/21/26 (Call 08/21/26)	458	490,665
2.95%, 06/01/29 (Call 03/01/29)	589	632,739
2.95%, 03/15/51 (Call 09/15/50)	375	396,754
3.30%, 03/26/27 (Call 01/26/27)	435	472,501
3.35%, 03/26/30 (Call 12/26/29)	930	1,028,264
3.38%, 04/01/24	569	603,993
3.50%, 02/26/28 (Call 11/26/27)	470	519,529
3.65%, 06/01/49 (Call 12/01/48)	212	247,976
3.80%, 11/21/46 (Call 05/21/46)	537	641,307

Security	Par (000)	Value

Diversified Financial Services (continued)
3.85%, 03/26/50 (Call 09/26/49)	$611	$739,958
3.95%, 02/26/48 (Call 08/26/47)	398	486,296
Mexico Remittances Funding Fiduciary Estate
Management Sarl, 4.88%, 01/15/28(d)	800	772,872
Midcap Financial Issuer Trust
5.63%, 01/15/30 (Call 01/15/25)(b)	200	196,708
6.50%, 05/01/28 (Call 05/01/24)(b)	600	623,748
Mirae Asset Securities Co. Ltd.
2.13%, 07/30/23(d)	250	253,658
2.63%, 07/30/25(d)	200	203,836
Mitsubishi HC Capital Inc.
3.56%, 02/28/24 (Call 01/28/24)(b)	600	630,462
3.64%, 04/13/25 (Call 03/13/25)(b)	175	186,151
3.96%, 09/19/23 (Call 08/19/23)(b)	370	389,551
Muthoot Finance Ltd., 4.40%, 09/02/23(d)	200	203,146
Nasdaq Inc.
0.45%, 12/21/22 (Call 12/21/21)	715	714,249
1.65%, 01/15/31 (Call 10/15/30)	248	232,016
2.50%, 12/21/40 (Call 06/21/40)	185	171,388
3.25%, 04/28/50 (Call 10/28/49)	525	538,513
3.85%, 06/30/26 (Call 03/30/26)	605	664,677
4.25%, 06/01/24 (Call 03/01/24)	386	414,695
Nationstar Mortgage Holdings Inc.
5.13%, 12/15/30 (Call 12/15/25)(b)	385	387,949
5.50%, 08/15/28 (Call 08/15/23)(b)	420	430,252
6.00%, 01/15/27 (Call 01/15/23)(b)	365	382,049
Navient Corp.
4.88%, 03/15/28 (Call 06/15/27)	245	245,995
5.00%, 03/15/27 (Call 09/15/26)	345	351,693
5.50%, 01/25/23	500	522,295
5.63%, 08/01/33	300	285,039
5.88%, 10/25/24	162	173,144
6.13%, 03/25/24	410	438,716
6.75%, 06/25/25	300	330,000
6.75%, 06/15/26	250	275,755
7.25%, 09/25/23	250	272,005
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
4.50%, 03/15/27 (Call 12/15/26)(b)	105	117,951
4.88%, 04/15/45 (Call 10/15/44)(b)	155	183,687
NFP Corp.
4.88%, 08/15/28 (Call 08/15/23)(b)	280	284,284
6.88%, 08/15/28 (Call 08/15/23)(b)	852	866,365
Nomura Holdings Inc.
1.65%, 07/14/26	590	580,796
2.17%, 07/14/28	500	489,720
2.61%, 07/14/31	230	226,693
2.65%, 01/16/25	670	693,423
2.68%, 07/16/30	740	740,947
3.10%, 01/16/30	765	789,656
Nuveen Finance LLC, 4.13%, 11/01/24(b)	717	780,118
Nuveen LLC, 4.00%, 11/01/28 (Call 08/01/28)(b)	185	208,669
OneMain Finance Corp.
3.50%, 01/15/27 (Call 01/15/24)	385	377,504
3.88%, 09/15/28 (Call 09/15/24)	290	282,944
4.00%, 09/15/30 (Call 09/15/25)	435	422,555
5.38%, 11/15/29 (Call 05/15/29)	355	379,641
5.63%, 03/15/23	393	413,267
6.13%, 03/15/24 (Call 09/15/23)	628	667,935
6.63%, 01/15/28 (Call 07/15/27)	385	434,334

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
6.88%, 03/15/25	$625	$698,794
7.13%, 03/15/26	785	891,509
8.25%, 10/01/23	180	200,804
8.88%, 06/01/25 (Call 06/01/22)	305	329,879
Orient HuiZhi Ltd., 3.63%, 11/30/22(d)	600	612,192
ORIX Corp.
2.25%, 03/09/31(c)	720	719,006
3.25%, 12/04/24	394	418,093
3.70%, 07/18/27	256	280,512
4.05%, 01/16/24	265	281,669
Oxford Finance LLC/Oxford Finance Co-Issuer II Inc., 6.38%, 12/15/22 (Call 12/15/21)(b)	158	158,736
Park Aerospace Holdings Ltd.
4.50%, 03/15/23 (Call 02/15/23)(b)	623	648,555
5.50%, 02/15/24 (Call 01/15/24)(b)	235	255,048
PennyMac Financial Services Inc.
4.25%, 02/15/29 (Call 02/15/24)(b)	335	317,155
5.38%, 10/15/25 (Call 10/15/22)(b)	315	324,919
5.75%, 09/15/31 (Call 09/15/26)(b)	235	231,261
PHH Mortgage Corp., 7.88%, 03/15/26 (Call 03/15/23)(b)	195	197,855
Pine Street Trust II, 5.57%, 02/15/49 (Call 08/15/48)(b)	300	396,129
Pingan Real Estate Capital Ltd., 2.75%, 07/29/24(d)	400	389,884
Pingan Real Estate Capital Ltd., 3.45%, 07/29/26(d)	200	190,454
Pioneer Reward Ltd., 2.00%, 04/09/26(d)	600	594,234
Power Finance Corp. Ltd.
3.25%, 09/16/24(d)	600	621,498
3.35%, 05/16/31(d)	400	394,320
3.95%, 04/23/30(d)	200	206,330
4.50%, 06/18/29(d)	200	213,172
5.25%, 08/10/28(d)	200	223,730
6.15%, 12/06/28(d)	200	235,294
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24(d)	855	1,015,740
PRA Group Inc.
5.00%, 10/01/29 (Call 10/01/24)(b)	160	158,074
7.38%, 09/01/25 (Call 09/01/22)(b)	55	58,786
Provident Funding Associates LP/PFG Finance Corp., 6.38%, 06/15/25 (Call 05/24/22)(b)	150	150,857
Quicken Loans LLC/Quicken Loans Co-Issuer Inc.
3.63%, 03/01/29 (Call 03/09/23)(b)	380	377,283
3.88%, 03/01/31 (Call 03/01/26)(b)	610	602,430
Raymond James Financial Inc.
3.75%, 04/01/51 (Call 10/01/50)	241	275,820
4.65%, 04/01/30 (Call 01/01/30)	262	307,902
4.95%, 07/15/46	384	505,114
REC Ltd.
2.25%, 09/01/26(d)	600	587,484
2.75%, 01/13/27(d)	200	197,984
3.38%, 07/25/24(d)	400	414,632
4.75%, 05/19/23(d)	400	418,072
5.25%, 11/13/23(d)	200	213,684
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc.
2.88%, 10/15/26 (Call 10/15/23)(b)	580	575,940
4.00%, 10/15/33 (Call 10/15/27)(b)	430	423,873
Sarana Multi Infrastrukt, 2.05%, 05/11/26(d)	200	195,708
Shinhan Card Co. Ltd., 1.38%, 10/19/25(d)	400	396,220
Shriram Transport Finance Co. Ltd., 4.40%, 03/13/24(d)	600	602,214
SIHC International Capital Ltd., 4.35%, 09/26/23(d)	200	209,102

Security	Par (000)	Value

Diversified Financial Services (continued)
SLM Corp.
3.13%, 11/02/26 (Call 10/02/26)	$275	$272,594
4.20%, 10/29/25 (Call 09/29/25)	300	317,244
Soar Wise Ltd., 1.75%, 03/30/24(d)	400	396,976
Standard Life Aberdeen PLC, 4.25%, 06/30/28(d)	300	325,824
State Elite Global Ltd., 0.89%, 10/24/24, (3 mo. LIBOR US + 0.770%)(a)(d)	600	600,522
Stifel Financial Corp.
4.00%, 05/15/30 (Call 02/15/30)	130	143,572
4.25%, 07/18/24	390	421,091
StoneX Group Inc., 8.63%, 06/15/25 (Call 06/15/22)(b)	235	250,009
Sumitomo Mitsui Finance & Leasing Co. Ltd., 2.51%, 01/22/25 (Call 12/22/24)(d)	200	204,932
Sunrise Cayman Ltd., 5.25%, 03/11/24(d)	500	512,080
SURA Asset Management SA, 4.38%, 04/11/27(d)	400	432,412
Synchrony Financial
2.88%, 10/28/31 (Call 07/28/31)	890	885,950
3.70%, 08/04/26 (Call 05/04/26)	231	247,512
3.95%, 12/01/27 (Call 09/01/27)	824	898,069
4.25%, 08/15/24 (Call 05/15/24)	836	897,036
4.38%, 03/19/24 (Call 02/19/24)	565	604,742
4.50%, 07/23/25 (Call 04/24/25)	740	809,501
5.15%, 03/19/29 (Call 12/19/28)	395	460,029
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/23 (Call 04/01/22)(b)	195	199,349
Unifin Financiera SAB de CV, 9.88%, 01/28/29 (Call 01/28/25)(c)(d)	1,000	929,310
United Wholesale Mortgage LLC
5.50%, 11/15/25 (Call 11/15/22)(b)	375	373,421
5.50%, 04/15/29 (Call 03/30/24)(b)	400	391,232
USAA Capital Corp.
0.50%, 05/01/24(b)	230	228,116
1.50%, 05/01/23(b)	135	136,945
Visa Inc.
0.75%, 08/15/27 (Call 06/15/27)	288	276,826
1.10%, 02/15/31 (Call 11/15/30)	855	797,783
1.90%, 04/15/27 (Call 02/15/27)	793	807,456
2.00%, 08/15/50 (Call 02/15/50)	1,195	1,067,864
2.05%, 04/15/30 (Call 01/15/30)	607	615,237
2.70%, 04/15/40 (Call 10/15/39)	805	826,437
2.75%, 09/15/27 (Call 06/15/27)	431	459,985
2.80%, 12/14/22 (Call 10/14/22)	523	535,296
3.15%, 12/14/25 (Call 09/14/25)	1,484	1,594,736
3.65%, 09/15/47 (Call 03/15/47)	493	579,960
4.15%, 12/14/35 (Call 06/14/35)	1,070	1,283,112
4.30%, 12/14/45 (Call 06/14/45)	1,563	2,000,765
VistaJet Malta Finance PLC/XO Management Holding Inc., 10.50%, 06/01/24 (Call 06/01/22)(b)	275	296,687
Western Union Co. (The)
1.35%, 03/15/26 (Call 02/15/26)	652	638,438
2.75%, 03/15/31 (Call 12/15/30)	465	464,019
2.85%, 01/10/25 (Call 12/10/24)	912	949,118
4.25%, 06/09/23 (Call 05/09/23)	120	126,112
6.20%, 11/17/36	425	532,525
World Acceptance Corp., 7.00%, 11/01/26 (Call 11/01/23)(b)	160	157,677
Xingsheng BVI Co. Ltd., 1.38%, 08/25/24 (Call 07/25/24)(d)	200	198,128
XP Inc., 3.25%, 07/01/26 (Call 06/01/26)(d)	200	191,458

		240,815,463

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric — 2.3%
Abu Dhabi National Energy Co. PJSC
2.00%, 04/29/28 (Call 01/29/28)(d)	$400	$398,248
3.88%, 05/06/24(d)	200	214,124
4.00%, 10/03/49(d)	200	228,108
4.38%, 04/23/25(d)	800	881,208
4.38%, 06/22/26(d)	800	901,736
4.88%, 04/23/30(d)	800	949,840
6.50%, 10/27/36(b)	380	542,401
Acwa Power Management And Investments One Ltd., 5.95%, 12/15/39(d)	400	479,183
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(d)	600	596,628
Adani Green Energy Ltd., 4.38%, 09/08/24(d)	400	405,012
Adani Transmission Ltd.
4.00%, 08/03/26(d)	200	210,748
4.25%, 05/21/36(d)	280	285,246
AEP Texas Inc.
3.45%, 05/15/51 (Call 11/15/50)	5	5,302
3.80%, 10/01/47 (Call 04/01/47)	250	274,793
3.95%, 06/01/28 (Call 03/01/28)	15	16,657
Series G, 4.15%, 05/01/49 (Call 11/01/48)	185	217,168
Series H, 3.45%, 01/15/50 (Call 07/15/49)	542	572,769
Series I, 2.10%, 07/01/30 (Call 04/01/30)	295	287,006
AEP Transmission Co. LLC
3.10%, 12/01/26 (Call 09/01/26)	105	112,447
3.15%, 09/15/49 (Call 03/15/49)	235	246,259
3.75%, 12/01/47 (Call 06/01/47)	317	363,234
3.80%, 06/15/49 (Call 12/15/48)	100	116,595
4.00%, 12/01/46 (Call 06/01/46)	25	30,024
4.25%, 09/15/48 (Call 03/15/48)	110	137,253
Series M, 3.65%, 04/01/50 (Call 10/01/49)	230	264,422
Series N, 2.75%, 08/15/51 (Call 02/15/51)	100	98,631
AES Andes SA., 7.13%, 03/26/79 (Call 07/06/24)(a)(d)	200	209,782
AES Corp. (The)
1.38%, 01/15/26 (Call 12/15/25)	1,525	1,495,262
2.45%, 01/15/31 (Call 10/15/30)	75	73,499
3.30%, 07/15/25 (Call 06/15/25)(b)	447	470,195
3.95%, 07/15/30 (Call 04/15/30)(b)	412	449,875
AES Panama Generation Holdings SRL, 4.38%, 05/31/30 (Call 02/28/30)(d)	800	822,720
Alabama Power Co.
3.13%, 07/15/51 (Call 01/15/51)	310	328,030
3.45%, 10/01/49 (Call 04/01/49)	718	794,876
3.75%, 03/01/45 (Call 09/01/44)	536	612,176
3.85%, 12/01/42	134	152,804
4.15%, 08/15/44 (Call 02/15/44)	179	211,825
4.30%, 01/02/46 (Call 07/02/45)	235	288,695
6.00%, 03/01/39	85	119,693
6.13%, 05/15/38	60	85,143
Series 20-A, 1.45%, 09/15/30 (Call 06/15/30)	480	452,880
Series A, 4.30%, 07/15/48 (Call 01/15/48)	363	455,148
Series B, 3.70%, 12/01/47 (Call 06/01/47)	132	151,705
Alliant Energy Finance LLC
3.75%, 06/15/23 (Call 05/15/23)(b)	270	281,772
4.25%, 06/15/28 (Call 03/15/28)(b)	125	140,738
Ameren Corp.
2.50%, 09/15/24 (Call 08/15/24)	406	421,042
3.50%, 01/15/31 (Call 10/15/30)	220	238,702
3.65%, 02/15/26 (Call 11/15/25)	295	317,851
Ameren Illinois Co. 1.55%, 11/15/30 (Call 08/15/30)	275	261,214

Security	Par (000)	Value

Electric (continued)
2.90%, 06/15/51 (Call 12/15/50)	$100	$103,497
3.25%, 03/01/25 (Call 12/01/24)	117	124,105
3.25%, 03/15/50 (Call 09/15/49)	681	748,596
3.70%, 12/01/47 (Call 06/01/47)	247	287,481
4.15%, 03/15/46 (Call 09/15/45)	65	79,795
4.50%, 03/15/49 (Call 09/15/48)	125	164,626
American Electric Power Co. Inc.
2.30%, 03/01/30 (Call 12/01/29)	219	216,580
3.20%, 11/13/27 (Call 08/13/27)	455	486,372
3.25%, 03/01/50 (Call 09/01/49)	215	219,358
Series F, 2.95%, 12/15/22 (Call 09/15/22)	157	160,240
Series J, 4.30%, 12/01/28 (Call 09/01/28)	755	853,792
American Transmission Systems Inc., 5.00%, 09/01/44 (Call 03/01/44)(b)	35	44,999
Appalachian Power Co.
3.40%, 06/01/25 (Call 03/01/25)	69	73,664
4.40%, 05/15/44 (Call 11/15/43)	355	418,744
4.45%, 06/01/45 (Call 12/01/44)	65	78,570
7.00%, 04/01/38	155	228,064
Series Y, 4.50%, 03/01/49 (Call 09/01/48)	20	24,908
Series Z, 3.70%, 05/01/50 (Call 11/01/49)	95	105,548
Arizona Public Service Co.
2.20%, 12/15/31 (Call 09/15/31)	200	195,946
2.60%, 08/15/29 (Call 05/15/29)	209	214,833
2.65%, 09/15/50 (Call 03/15/50)	60	56,120
2.95%, 09/15/27 (Call 06/15/27)	300	317,193
3.15%, 05/15/25 (Call 02/15/25)	150	158,861
3.35%, 05/15/50 (Call 11/15/49)	340	359,999
3.50%, 12/01/49 (Call 06/01/49)	515	556,190
3.75%, 05/15/46 (Call 11/15/45)	80	89,480
4.20%, 08/15/48 (Call 02/15/48)	419	500,211
4.25%, 03/01/49 (Call 09/01/48)	170	204,342
4.35%, 11/15/45 (Call 05/15/45)	190	228,722
4.50%, 04/01/42 (Call 10/01/41)	43	51,403
5.05%, 09/01/41 (Call 03/01/41)	347	440,003
Atlantic City Electric Co., 4.00%, 10/15/28 (Call 07/15/28)	205	231,029
Ausgrid Finance Pty Ltd.
3.85%, 05/01/23 (Call 02/01/23)(b)	250	258,428
4.35%, 08/01/28 (Call 05/01/28)(b)	200	224,086
Avangrid Inc.
3.15%, 12/01/24 (Call 10/01/24)	518	547,749
3.20%, 04/15/25 (Call 03/15/25)	418	442,599
3.80%, 06/01/29 (Call 03/01/29)	542	602,558
Avista Corp., 4.35%, 06/01/48 (Call 12/01/47)	95	120,508
Baltimore Gas & Electric Co.
2.90%, 06/15/50 (Call 12/15/49)	420	426,367
3.20%, 09/15/49 (Call 03/15/49)	191	203,388
3.35%, 07/01/23 (Call 04/01/23)	295	306,242
3.50%, 08/15/46 (Call 02/15/46)	210	231,515
3.75%, 08/15/47 (Call 02/15/47)	294	341,287
4.25%, 09/15/48 (Call 03/15/48)	35	43,568
6.35%, 10/01/36	65	92,006
Baltimore Gas and Electric Co., 2.25%, 06/15/31 (Call 03/15/31)	325	325,946
Basin Electric Power Cooperative, 4.75%, 04/26/47 (Call 10/26/46)(b)	183	230,509
Berkshire Hathaway Energy Co.
1.65%, 05/15/31 (Call 02/15/31)	717	681,975
2.80%, 01/15/23 (Call 12/15/22)	345	353,501

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
2.85%, 05/15/51 (Call 11/15/50)	$655	$642,260
3.25%, 04/15/28 (Call 01/15/28)	1,110	1,203,418
3.50%, 02/01/25 (Call 11/01/24)	370	394,424
3.70%, 07/15/30 (Call 04/15/30)	360	402,422
3.75%, 11/15/23 (Call 08/15/23)	452	476,440
3.80%, 07/15/48 (Call 01/15/48)	495	566,329
4.05%, 04/15/25 (Call 03/15/25)	560	611,089
4.25%, 10/15/50 (Call 04/15/50)	596	736,394
4.45%, 01/15/49 (Call 07/15/48)	325	409,555
4.50%, 02/01/45 (Call 08/01/44)	495	611,572
5.15%, 11/15/43 (Call 05/15/43)	670	878,792
5.95%, 05/15/37	15	20,456
6.13%, 04/01/36	897	1,232,137
Black Hills Corp.
2.50%, 06/15/30 (Call 03/15/30)	167	168,211
3.05%, 10/15/29 (Call 07/15/29)	292	306,539
3.88%, 10/15/49 (Call 04/15/49)	261	291,354
4.20%, 09/15/46 (Call 03/15/46)	9	10,418
4.25%, 11/30/23 (Call 08/30/23)	25	26,575
4.35%, 05/01/33 (Call 02/01/33)	270	309,433
Calpine Corp.
3.75%, 03/01/31 (Call 03/01/26)(b)	425	407,864
4.50%, 02/15/28 (Call 02/15/23)(b)	610	617,777
4.63%, 02/01/29 (Call 02/01/24)(b)	350	340,305
5.00%, 02/01/31 (Call 02/01/26)(b)	455	445,782
5.13%, 03/15/28 (Call 03/15/23)(b)	687	685,289
5.25%, 06/01/26 (Call 06/01/22)(b)	235	241,740
Castle Peak Power Finance Co. Ltd., 2.13%, 03/03/31(d)	400	390,128
Cemig Geracao e Transmissao SA, 9.25%, 12/05/24 (Call 12/05/23)(d)	200	223,574
CenterPoint Energy Houston Electric LLC
3.95%, 03/01/48 (Call 09/01/47)	180	217,933
4.50%, 04/01/44 (Call 10/01/43)	180	229,408
Series AA, 3.00%, 02/01/27 (Call 11/01/26)	25	26,594
Series AC, 4.25%, 02/01/49 (Call 08/01/48)	235	299,787
Series AD, 2.90%, 07/01/50 (Call 01/01/50)	265	274,347
Series K2, 6.95%, 03/15/33	3	4,190
Series Z, 2.40%, 09/01/26 (Call 06/01/26)	43	44,726
CenterPoint Energy Inc.
1.45%, 06/01/26 (Call 05/01/26)	185	183,072
2.50%, 09/01/24 (Call 08/01/24)	390	404,512
2.65%, 06/01/31 (Call 03/01/31)	215	218,537
2.95%, 03/01/30 (Call 12/01/29)	135	140,480
3.70%, 09/01/49 (Call 03/01/49)	216	240,963
4.25%, 11/01/28 (Call 08/01/28)	335	378,905
Centrais Eletricas Brasileiras SA
3.63%, 02/04/25(d)	200	200,488
4.63%, 02/04/30(d)	600	588,168
CGNPC International Ltd.
2.75%, 07/02/24(d)	400	412,096
3.88%, 09/11/23(d)	800	835,472
Chile Electricity PEC SpA,0.00% 01/25/28(d)(h)	200	162,752
China Clean Energy Development Ltd. 4.00%, 11/05/25(d)	400	426,084
China Huadian Overseas Development 2018 Ltd., 3.38%, (Call 06/23/25)(a)(d)(g)	1,000	1,030,330
China Huaneng Group Hong Kong Treasury Management Holding Ltd.
1.60%, 01/20/26(d)	400	396,180

Security	Par (000)	Value

Electric (continued)
2.60%, 12/10/24(d)	$200	$207,026
2.85%, (Call 12/09/23)(a)(d)(g)	800	808,664
3.00%, 12/10/29(d)	200	205,572
3.08%, (Call 12/09/25)(a)(d)(g)	600	608,292
China Southern Power Grid International Finance BVI 2018 Co. Ltd., 4.25%, 09/18/28(d)	800	904,640
China Southern Power Grid International Finance BVI Co. Ltd., 3.50%, 05/08/27(d)	400	430,916
Chugoku Electric Power Co. Inc. (The)
2.40%, 08/27/24(d)	400	411,336
3.49%, 02/28/24(d)	200	210,086
Cikarang Listrindo Tbk PT, 4.95%, 09/14/26 (Call 09/14/22)(d)	200	204,718
Clearway Energy Operating LLC
3.75%, 02/15/31 (Call 02/15/26)(b)	435	434,152
3.75%, 01/15/32 (Call 01/15/27)(b)	175	173,843
4.75%, 03/15/28 (Call 03/15/23)(b)	435	459,956
Cleco Corporate Holdings LLC
3.74%, 05/01/26 (Call 02/01/26)	567	612,434
4.97%, 05/01/46 (Call 11/01/45)	85	105,714
Cleveland Electric Illuminating Co. (The)
3.50%, 04/01/28 (Call 01/01/28)(b)	295	315,308
4.55%, 11/15/30 (Call 08/15/30)(b)	540	626,141
5.50%, 08/15/24	135	150,876
5.95%, 12/15/36	80	106,176
CLP Power Hong Kong Financing Ltd.
2.13%, 06/30/30(d)	400	392,884
2.25%, 07/21/31(d)	400	395,408
3.38%, 10/26/27(d)	200	215,486
CMS Energy Corp.
3.00%, 05/15/26 (Call 02/15/26)	15	15,877
3.45%, 08/15/27 (Call 05/15/27)	71	77,000
3.75%, 12/01/50 (Call 12/01/30)(a)	202	201,323
4.75%, 06/01/50 (Call 03/01/30)(a)	264	294,600
4.88%, 03/01/44 (Call 09/01/43)	90	115,321
Colbun SA, 3.15%, 03/06/30 (Call 12/06/29)(d)	600	603,006
Cometa Energia SA de CV, 6.38%, 04/24/35 (Call 01/24/35)(d)	360	406,513
Comision Federal de Electricidad
3.35%, 02/09/31 (Call 11/09/30)(d)	1,200	1,159,476
4.68%, 02/09/51 (Call 08/09/50)(d)	600	558,858
4.75%, 02/23/27(d)	600	665,982
4.88%, 01/15/24(d)	400	426,848
5.00%, 09/29/36(d)	—	—
5.75%, 02/14/42(d)	400	430,232
6.13%, 06/16/45(d)	200	236,006
Commonwealth Edison Co.
2.20%, 03/01/30 (Call 12/01/29)	477	482,018
2.55%, 06/15/26 (Call 03/15/26)	227	238,091
3.00%, 03/01/50 (Call 09/01/49)	82	84,658
3.65%, 06/15/46 (Call 12/15/45)	139	158,806
3.70%, 08/15/28 (Call 05/15/28)	335	374,909
3.70%, 03/01/45 (Call 09/01/44)	222	254,423
3.80%, 10/01/42 (Call 04/01/42)	30	34,282
4.00%, 03/01/48 (Call 09/01/47)	190	228,192
4.00%, 03/01/49 (Call 09/01/48)	305	367,714
4.35%, 11/15/45 (Call 05/15/45)	186	231,670
4.60%, 08/15/43 (Call 02/15/43)	190	240,149
4.70%, 01/15/44 (Call 07/15/43)	113	144,944
5.90%, 03/15/36	20	27,938

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
6.45%, 01/15/38	$258	$375,604
Series 122, 2.95%, 08/15/27 (Call 05/15/27)	175	186,533
Series 123, 3.75%, 08/15/47 (Call 02/15/47)	707	822,144
Series 127, 3.20%, 11/15/49 (Call 05/15/49)	175	186,576
Series 130, 3.13%, 03/15/51 (Call 09/15/50)	385	408,254
Series 131, 2.75%, 09/01/51 (Call 03/01/51)	500	494,400
Connecticut Light & Power Co. (The)
2.50%, 01/15/23 (Call 10/15/22)	107	108,971
4.00%, 04/01/48 (Call 10/01/47)	257	314,465
4.30%, 04/15/44 (Call 10/15/43)	235	289,029
Series A, 0.75%, 12/01/25 (Call 11/01/25)	410	401,410
Series A, 2.05%, 07/01/31 (Call 04/01/31)	335	332,568
Series A, 3.20%, 03/15/27 (Call 12/15/26)	58	62,584
Series A, 4.15%, 06/01/45 (Call 12/01/44)	73	90,197
Consolidated Edison Co. of New York Inc.
2.40%, 06/15/31 (Call 03/15/31)	205	206,517
3.60%, 06/15/61 (Call 12/15/60)	600	649,152
3.70%, 11/15/59 (Call 05/15/59)	182	198,693
3.80%, 05/15/28 (Call 02/15/28)	40	44,474
3.85%, 06/15/46 (Call 12/15/45)	269	301,850
3.95%, 03/01/43 (Call 09/01/42)	560	625,979
4.45%, 03/15/44 (Call 09/15/43)	465	555,712
4.50%, 12/01/45 (Call 06/01/45)	131	159,693
4.50%, 05/15/58 (Call 11/15/57)	211	263,003
4.63%, 12/01/54 (Call 06/01/54)	172	218,572
5.70%, 06/15/40	178	242,395
Series 06-A, 5.85%, 03/15/36	276	365,672
Series 06-B, 6.20%, 06/15/36	355	487,940
Series 08-B, 6.75%, 04/01/38	290	426,793
Series 09-C, 5.50%, 12/01/39	135	178,635
Series 12-A, 4.20%, 03/15/42	20	23,108
Series 2017, 3.88%, 06/15/47 (Call 12/15/46)	654	741,152
Series 20A, 3.35%, 04/01/30 (Call 01/01/30)	45	48,930
Series 20B, 3.95%, 04/01/50 (Call 10/01/49)	587	684,313
Series A, 4.13%, 05/15/49 (Call 11/15/48)	290	342,954
Series B, 3.13%, 11/15/27 (Call 08/15/27)	35	37,213
Series C, 3.00%, 12/01/60 (Call 06/01/60)	212	204,926
Series C, 4.00%, 11/15/57 (Call 05/15/57)	400	457,496
Series C, 4.30%, 12/01/56 (Call 06/01/56)	455	554,945
Series D, 4.00%, 12/01/28 (Call 09/01/28)	100	113,005
Series E, 4.65%, 12/01/48 (Call 06/01/48)	630	798,890
Consorcio Transmantaro SA, 4.70%, 04/16/34 (Call 01/16/34)(d)	400	441,516
Consumers Energy Co.
2.50%, 05/01/60 (Call 11/01/59)	610	557,394
2.65%, 08/15/52 (Call 02/15/52)	45	44,262
3.10%, 08/15/50 (Call 02/15/50)	437	467,664
3.25%, 08/15/46 (Call 02/15/46)	55	59,172
3.38%, 08/15/23 (Call 05/15/23)	25	26,072
3.50%, 08/01/51 (Call 02/01/51)	205	233,641
3.75%, 02/15/50 (Call 08/15/49)	250	293,432
3.95%, 05/15/43 (Call 11/15/42)	40	46,905
3.95%, 07/15/47 (Call 01/15/47)	480	575,069
4.05%, 05/15/48 (Call 11/15/47)	425	518,487
4.35%, 04/15/49 (Call 10/15/48)	195	248,635
Dayton Power & Light Co. (The), 3.95%, 06/15/49 (Call 12/15/48)	481	555,112
Delmarva Power & Light Co.
3.50%, 11/15/23 (Call 08/15/23)	214	224,884
4.15%, 05/15/45 (Call 11/15/44)	225	271,186

Security	Par (000)	Value

Electric (continued)
Dominion Energy Inc.
2.45%, 01/15/23(b)	$320	$327,181
3.07%, 08/15/24(e)	812	852,226
3.90%, 10/01/25 (Call 07/01/25)	302	328,395
4.25%, 06/01/28 (Call 03/01/28)	474	535,065
4.70%, 12/01/44 (Call 06/01/44)	235	292,697
5.75%, 10/01/54 (Call 10/01/24)(a)	55	59,982
7.00%, 06/15/38	345	507,333
Series A, 1.45%, 04/15/26 (Call 03/15/26)	325	322,572
Series A, 3.30%, 03/15/25 (Call 02/15/25)	70	74,351
Series A, 4.60%, 03/15/49 (Call 09/15/48)	270	346,591
Series B, 3.30%, 04/15/41 (Call 10/15/40)	475	500,560
Series B, 3.60%, 03/15/27 (Call 01/15/27)	372	405,465
Series B, 5.95%, 06/15/35	170	226,054
Series C, 2.25%, 08/15/31 (Call 05/15/31)	320	315,859
Series C, 3.38%, 04/01/30 (Call 01/01/30)	781	839,825
Series C, 4.05%, 09/15/42 (Call 03/15/42)	556	635,069
Series C, 4.90%, 08/01/41 (Call 02/01/41)	247	309,175
Series D, 2.85%, 08/15/26 (Call 05/15/26)	654	688,603
Series E, 6.30%, 03/15/33	160	212,643
Series F, 5.25%, 08/01/33	290	359,870
Dominion Energy South Carolina Inc.
4.60%, 06/15/43 (Call 12/15/42)	119	149,288
5.10%, 06/01/65 (Call 12/01/64)	80	118,240
5.30%, 05/15/33	25	31,959
5.45%, 02/01/41 (Call 08/01/40)	165	225,515
6.05%, 01/15/38	129	182,296
6.63%, 02/01/32	245	334,984
DPL Inc.
4.13%, 07/01/25 (Call 04/01/25)	172	182,255
4.35%, 04/15/29 (Call 01/15/29)	225	243,587
Drax Finco PLC, 6.63%, 11/01/25 (Call 05/01/22)(b)	200	206,588
DTE Electric Co.
2.25%, 03/01/30 (Call 12/01/29)	338	341,600
2.95%, 03/01/50 (Call 09/01/49)	352	363,609
3.38%, 03/01/25 (Call 12/01/24)	214	228,240
3.65%, 03/15/24 (Call 12/15/23)	260	274,994
3.70%, 03/15/45 (Call 09/15/44)	340	389,824
3.70%, 06/01/46 (Call 12/01/45)	223	256,967
3.75%, 08/15/47 (Call 02/15/47)	277	323,929
3.95%, 03/01/49 (Call 09/01/48)	252	304,192
4.30%, 07/01/44 (Call 01/01/44)	115	141,172
Series A, 1.90%, 04/01/28 (Call 02/01/28)	460	461,095
Series A, 4.00%, 04/01/43 (Call 10/01/42)	70	82,441
Series A, 4.05%, 05/15/48 (Call 11/15/47)	168	205,135
Series B, 3.25%, 04/01/51 (Call 10/01/50)	350	385,686
Series C, 2.63%, 03/01/31 (Call 12/01/30)	180	186,701
DTE Energy Co.
2.25%, 11/01/22	169	171,734
2.85%, 10/01/26 (Call 07/01/26)	233	244,582
2.95%, 03/01/30 (Call 12/01/29)	185	192,951
Series C, 2.53%, 10/01/24	437	455,210
Series C, 3.40%, 06/15/29 (Call 03/15/29)	181	194,562
Series F, 1.05%, 06/01/25 (Call 05/01/25)	517	510,729
Series H, 0.55%, 11/01/22	480	480,130
Duke Energy Carolinas LLC
2.45%, 08/15/29 (Call 05/15/29)	750	772,372
2.45%, 02/01/30 (Call 11/01/29)	222	227,086
2.50%, 03/15/23 (Call 01/15/23)	300	307,053
2.55%, 04/15/31 (Call 01/15/31)	425	437,121

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
2.95%, 12/01/26 (Call 09/01/26)	$608	$648,967
3.05%, 03/15/23 (Call 02/15/23)	360	371,880
3.20%, 08/15/49 (Call 02/15/49)	150	159,099
3.45%, 04/15/51 (Call 10/15/50)	425	470,747
3.70%, 12/01/47 (Call 06/01/47)	383	434,322
3.75%, 06/01/45 (Call 12/01/44)	336	381,226
3.88%, 03/15/46 (Call 09/15/45)	214	247,825
3.95%, 11/15/28 (Call 08/15/28)	355	401,367
3.95%, 03/15/48 (Call 09/15/47)	173	203,490
4.00%, 09/30/42 (Call 03/30/42)	400	461,204
4.25%, 12/15/41 (Call 06/15/41)	162	193,195
5.30%, 02/15/40	368	488,767
6.00%, 01/15/38	115	160,264
6.05%, 04/15/38	262	368,587
6.10%, 06/01/37	224	306,461
6.45%, 10/15/32	100	135,205
Series A, 6.00%, 12/01/28	175	218,040
Duke Energy Corp.
0.90%, 09/15/25 (Call 08/15/25)	455	446,901
2.45%, 06/01/30 (Call 03/01/30)	204	204,636
2.55%, 06/15/31 (Call 03/15/31)	900	904,032
2.65%, 09/01/26 (Call 06/01/26)	1,225	1,279,647
3.15%, 08/15/27 (Call 05/15/27)	372	396,128
3.25%, 10/15/26 (Call 10/15/26)(a)	420	417,404
3.30%, 06/15/41 (Call 12/15/40)	610	625,061
3.40%, 06/15/29 (Call 03/15/29)	85	91,627
3.50%, 06/15/51 (Call 12/15/50)	795	840,601
3.75%, 04/15/24 (Call 01/15/24)	1,145	1,213,620
3.75%, 09/01/46 (Call 03/01/46)	1,403	1,529,144
3.95%, 10/15/23 (Call 07/15/23)	153	161,290
3.95%, 08/15/47 (Call 02/15/47)	308	346,657
4.20%, 06/15/49 (Call 12/15/48)	302	353,047
4.80%, 12/15/45 (Call 06/15/45)	561	705,093
Duke Energy Florida LLC
1.75%, 06/15/30 (Call 03/15/30)	255	246,600
2.50%, 12/01/29 (Call 09/01/29)	275	284,009
3.20%, 01/15/27 (Call 10/15/26)	200	214,858
3.40%, 10/01/46 (Call 04/01/46)	75	81,593
3.80%, 07/15/28 (Call 04/15/28)	268	298,986
3.85%, 11/15/42 (Call 05/15/42)	187	212,610
4.20%, 07/15/48 (Call 01/15/48)	350	430,115
5.65%, 04/01/40	245	337,127
6.35%, 09/15/37	215	312,494
6.40%, 06/15/38	466	677,121
Duke Energy Florida Project Finance LLC, Series 2026, 2.54%, 09/01/31	169	173,815
Duke Energy Indiana LLC
2.75%, 04/01/50 (Call 10/01/49)	310	301,153
6.12%, 10/15/35	11	14,812
6.35%, 08/15/38	300	431,280
6.45%, 04/01/39	60	86,945
Series WWW, 4.90%, 07/15/43 (Call 01/15/43)	60	76,396
Series YYY, 3.25%, 10/01/49 (Call 04/01/49)	131	138,213
Duke Energy Ohio Inc.
2.13%, 06/01/30 (Call 03/01/30)	528	523,296
3.65%, 02/01/29 (Call 11/01/28)	413	453,569
3.70%, 06/15/46 (Call 12/15/45)	30	34,189
3.80%, 09/01/23 (Call 06/01/23)	75	78,707
4.30%, 02/01/49 (Call 08/01/48)	25	31,082

Security	Par (000)	Value

Electric (continued)
Duke Energy Progress LLC
2.00%, 08/15/31 (Call 05/15/31)	$100	$97,923
2.50%, 08/15/50 (Call 02/15/50)	350	326,161
2.90%, 08/15/51 (Call 02/15/51)	100	101,116
3.25%, 08/15/25 (Call 05/15/25)	105	112,451
3.45%, 03/15/29 (Call 12/15/28)	375	411,274
3.60%, 09/15/47 (Call 03/15/47)	287	321,540
3.70%, 09/01/28 (Call 06/01/28)	45	50,038
3.70%, 10/15/46 (Call 04/15/46)	410	466,879
4.10%, 05/15/42 (Call 11/15/41)	113	132,555
4.10%, 03/15/43 (Call 09/15/42)	195	229,301
4.15%, 12/01/44 (Call 06/01/44)	207	246,313
4.20%, 08/15/45 (Call 02/15/45)	229	276,973
4.38%, 03/30/44 (Call 09/30/43)	16	19,605
Duquesne Light Holdings Inc.
2.53%, 10/01/30 (Call 07/01/30)(b)	85	83,826
2.78%, 01/07/32 (Call 10/07/31)(b)	55	55,141
3.62%, 08/01/27 (Call 05/01/27)(b)	93	99,296
E.ON International Finance BV, 6.65%, 04/30/38(b)	200	292,038
Edison International
2.95%, 03/15/23 (Call 01/15/23)	306	313,041
3.13%, 11/15/22 (Call 10/15/22)	72	73,358
3.55%, 11/15/24 (Call 10/15/24)	940	990,628
4.13%, 03/15/28 (Call 12/15/27)	190	203,342
4.95%, 04/15/25 (Call 03/15/25)	501	548,294
5.75%, 06/15/27 (Call 04/15/27)	227	260,392
EDP Finance BV
1.71%, 01/24/28(b)	285	278,371
3.63%, 07/15/24(b)	497	526,621
El Paso Electric Co.
5.00%, 12/01/44 (Call 06/01/44)	114	139,265
6.00%, 05/15/35	435	573,404
Electricite de France SA
3.63%, 10/13/25 (Call 07/13/25)(b)	970	1,046,281
4.50%, 09/21/28 (Call 06/21/28)(b)	1,172	1,342,327
4.50%, 12/04/69(d)	600	716,742
4.75%, 10/13/35 (Call 04/13/35)(b)	500	602,060
4.88%, 09/21/38 (Call 03/21/38)(b)	255	314,810
4.88%, 01/22/44(b)	430	543,455
4.95%, 10/13/45 (Call 04/13/45)(b)	1,248	1,626,107
5.00%, 09/21/48 (Call 03/21/48)(b)	488	651,221
5.25%, 10/13/55 (Call 04/13/55)(b)	160	218,224
5.25%, (Call 01/29/23)(a)(b)(g)	155	160,671
5.60%, 01/27/40(b)	650	868,023
6.00%, January 22, 2114(b)	307	443,204
6.95%, 01/26/39(b)	679	1,020,360
Emera U.S. Finance LP
0.83%, 06/15/24(b)	450	445,005
2.64%, 06/15/31 (Call 03/15/31)(b)	800	797,896
3.55%, 06/15/26 (Call 03/15/26)	900	965,700
4.75%, 06/15/46 (Call 12/15/45)	492	591,778
Empresa de Transmision Electrica SA, 5.13%, 05/02/49(d)	400	448,780
Empresa Electrica Guacolda SA, 4.56%, 04/30/25 (Call 01/30/25)(d)	400	256,876
Empresas Publicas de Medellin ESP
4.25%, 07/18/29 (Call 04/18/29)(d)	400	390,176
4.38%, 02/15/31 (Call 11/15/30)(d)	400	387,668
Enel Americas SA, 4.00%, 10/25/26 (Call 07/25/26)	912	973,815
Enel Chile SA, 4.88%, 06/12/28 (Call 03/12/28)	729	825,017

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Enel Finance International NV
1.38%, 07/12/26 (Call 06/12/26)(b)	$440	$432,863
1.88%, 07/12/28 (Call 05/12/28)(b)	515	505,323
2.25%, 07/12/31 (Call 04/12/31)(b)	515	504,164
2.65%, 09/10/24(b)	845	879,079
2.88%, 07/12/41 (Call 01/12/41)(b)	575	561,562
3.50%, 04/06/28(b)	645	699,045
4.75%, 05/25/47(b)	596	750,954
6.00%, 10/07/39(b)	835	1,152,567
6.80%, 09/15/37(b)	545	791,863
Enel Generacion Chile SA, 4.25%, 04/15/24 (Call 01/15/24)	482	515,465
Engie Energia Chile SA, 3.40%, 01/28/30 (Call 10/28/29)(d)	400	402,016
Entergy Arkansas LLC
2.65%, 06/15/51 (Call 12/15/50)	247	236,419
3.35%, 06/15/52 (Call 12/15/51)	430	466,077
3.50%, 04/01/26 (Call 01/01/26)	319	345,515
3.70%, 06/01/24 (Call 03/01/24)	85	90,336
4.00%, 06/01/28 (Call 03/01/28)	65	73,081
4.20%, 04/01/49 (Call 10/01/48)	200	246,754
Entergy Corp.
0.90%, 09/15/25 (Call 08/15/25)	500	487,225
1.90%, 06/15/28 (Call 04/15/28)	285	279,423
2.40%, 06/15/31 (Call 03/05/31)	475	467,856
2.80%, 06/15/30 (Call 03/15/30)	392	401,157
2.95%, 09/01/26 (Call 06/01/26)	1,275	1,344,245
3.75%, 06/15/50 (Call 12/15/49)	145	158,710
Entergy Louisiana LLC
1.60%, 12/15/30 (Call 09/15/30)	440	417,934
2.35%, 06/15/32 (Call 03/15/32)	65	64,743
2.40%, 10/01/26 (Call 07/01/26)	300	309,210
2.90%, 03/15/51 (Call 09/15/50)	104	103,968
3.05%, 06/01/31 (Call 03/01/31)	513	543,913
3.12%, 09/01/27 (Call 06/01/27)	145	154,441
3.25%, 04/01/28 (Call 01/01/28)	503	540,846
4.00%, 03/15/33 (Call 12/15/32)	660	756,215
4.20%, 09/01/48 (Call 03/01/48)	251	308,110
4.20%, 04/01/50 (Call 10/01/49)	250	306,792
4.95%, 01/15/45 (Call 01/15/25)	135	145,978
5.40%, 11/01/24	50	56,235
Entergy Mississippi LLC
2.85%, 06/01/28 (Call 03/01/28)	150	158,166
3.85%, 06/01/49 (Call 12/01/48)	325	379,304
Entergy Texas Inc.
1.75%, 03/15/31 (Call 12/15/30)	94	88,417
3.55%, 09/30/49 (Call 03/30/49)	420	454,209
4.00%, 03/30/29 (Call 12/30/28)	186	207,012
4.50%, 03/30/39 (Call 09/30/38)	250	296,290
Eskom Holdings SOC Ltd.
6.35%, 08/10/28(d)	1,040	1,121,058
6.75%, 08/06/23(d)	600	619,656
7.13%, 02/11/25(d)	600	625,926
Evergy Inc.
2.45%, 09/15/24 (Call 08/15/24)	716	741,318
2.90%, 09/15/29 (Call 06/15/29)	470	490,233
Evergy Kansas Central Inc.
3.10%, 04/01/27 (Call 01/01/27)	200	213,172
3.25%, 09/01/49 (Call 03/01/49)	129	136,752
3.45%, 04/15/50 (Call 10/15/49)	75	82,142

Security	Par (000)	Value

Electric (continued)
4.10%, 04/01/43 (Call 10/01/42)	$124	$146,247
4.13%, 03/01/42 (Call 09/01/41)	33	38,906
4.25%, 12/01/45 (Call 06/01/45)	338	414,053
Evergy Metro Inc.
3.65%, 08/15/25 (Call 05/15/25)	150	161,778
4.20%, 06/15/47 (Call 12/15/46)	165	202,737
4.20%, 03/15/48 (Call 09/15/47)	75	92,017
5.30%, 10/01/41 (Call 04/01/41)	225	299,144
Series 2019, 4.13%, 04/01/49 (Call 10/01/48)	869	1,060,875
Series 2020, 2.25%, 06/01/30 (Call 03/01/30)	25	25,091
Eversource Energy
2.55%, 03/15/31 (Call 12/15/30)	440	445,795
3.45%, 01/15/50 (Call 07/15/49)	611	654,662
Series H, 3.15%, 01/15/25 (Call 10/15/24)	355	374,401
Series L, 2.90%, 10/01/24 (Call 08/01/24)	695	728,353
Series M, 3.30%, 01/15/28 (Call 10/15/27)	162	174,469
Series N, 3.80%, 12/01/23 (Call 11/01/23)	308	325,833
Series O, 4.25%, 04/01/29 (Call 01/01/29)	295	335,102
Series Q, 0.80%, 08/15/25 (Call 07/15/25)	705	687,664
Series R, 1.65%, 08/15/30 (Call 05/15/30)	660	622,802
Series U, 1.40%, 08/15/26 (Call 07/15/26)	400	394,972
Exelon Corp.
3.40%, 04/15/26 (Call 01/15/26)	566	606,452
3.95%, 06/15/25 (Call 03/15/25)	212	229,147
4.05%, 04/15/30 (Call 01/15/30)	645	725,773
4.45%, 04/15/46 (Call 10/15/45)	647	800,294
4.70%, 04/15/50 (Call 10/15/49)	367	472,861
4.95%, 06/15/35 (Call 12/15/34)	133	161,341
5.10%, 06/15/45 (Call 12/15/44)	199	264,567
5.63%, 06/15/35	75	96,706
Exelon Generation Co. LLC
3.25%, 06/01/25 (Call 05/01/25)	105	111,033
5.60%, 06/15/42 (Call 12/15/41)	645	778,915
5.75%, 10/01/41 (Call 04/01/41)	225	274,586
6.25%, 10/01/39	1,003	1,281,272
FEL Energy VI Sarl, 5.75%, 12/01/40(d)	398	393,773
FirstEnergy Corp.
2.05%, 03/01/25 (Call 02/01/25)	215	216,395
2.65%, 03/01/30 (Call 12/01/29)	347	343,190
Series A, 1.60%, 01/15/26 (Call 12/15/25)	221	218,518
Series B, 2.25%, 09/01/30 (Call 06/01/30)	345	332,045
Series B, 4.40%, 07/15/27 (Call 04/15/27)	720	781,034
Series B, 4.75%, 03/15/23 (Call 12/15/22)	482	499,694
Series C, 3.40%, 03/01/50 (Call 09/01/49)	400	396,436
Series C, 5.35%, 07/15/47 (Call 01/15/47)	490	592,596
Series C, 7.38%, 11/15/31	748	1,015,380
FirstEnergy Transmission LLC
2.87%, 09/15/28 (Call 07/15/28)(b)	150	154,664
4.35%, 01/15/25 (Call 10/15/24)(b)	300	324,939
4.55%, 04/01/49 (Call 10/01/48)(b)	258	300,792
5.45%, 07/15/44 (Call 01/15/44)(b)	250	315,777
Florida Power & Light Co.
2.75%, 06/01/23 (Call 12/01/22)	85	87,103
2.85%, 04/01/25 (Call 03/01/25)	635	668,261
3.13%, 12/01/25 (Call 06/01/25)	835	891,438
3.15%, 10/01/49 (Call 04/01/49)	379	414,914
3.25%, 06/01/24 (Call 12/01/23)	200	210,174
3.70%, 12/01/47 (Call 06/01/47)	472	557,295
3.95%, 03/01/48 (Call 09/01/47)	472	579,078
3.99%, 03/01/49 (Call 09/01/48)	475	588,957

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.05%, 06/01/42 (Call 12/01/41)	$215	$258,202
4.05%, 10/01/44 (Call 04/01/44)	105	127,457
4.13%, 02/01/42 (Call 08/01/41)	204	246,648
4.13%, 06/01/48 (Call 12/01/47)	305	385,303
4.95%, 06/01/35	563	722,915
5.63%, 04/01/34	260	346,601
5.65%, 02/01/37	75	102,459
5.69%, 03/01/40	130	184,425
5.95%, 02/01/38	314	447,899
5.96%, 04/01/39	195	281,016
Fortis Inc./Canada, 3.06%, 10/04/26 (Call 07/04/26)	604	635,789
Georgia Power Co.
4.30%, 03/15/42	901	1,043,007
4.30%, 03/15/43	265	308,214
Series 10-C, 4.75%, 09/01/40	225	272,144
Series A, 2.10%, 07/30/23	97	99,338
Series A, 2.20%, 09/15/24 (Call 08/15/24)	317	326,732
Series B, 2.65%, 09/15/29 (Call 06/15/29)	120	124,028
Series B, 3.70%, 01/30/50 (Call 07/30/49)	588	638,433
Gulf Power Co., Series A, 3.30%, 05/30/27 (Call 02/28/27)	720	777,614
Hengjian International Investment Ltd., 1.88%, 06/23/25(d)	200	196,680
Hero Asia Investment Ltd., 1.50%, 11/18/23(d)	400	398,432
Hongkong Electric Finance Ltd.
1.88%, 08/27/30 (Call 02/27/30)(d)	600	576,384
2.25%, 06/09/30 (Call 12/09/29)(d)	200	198,246
2.88%, 05/03/26(d)	200	209,354
Iberdrola International BV, 6.75%, 07/15/36	222	328,704
Idaho Power Co., Series K, 4.20%, 03/01/48 (Call 09/01/47)	100	124,245
Indiana Michigan Power Co.
3.25%, 05/01/51 (Call 11/01/50)	305	325,093
3.85%, 05/15/28 (Call 02/15/28)	211	234,153
4.25%, 08/15/48 (Call 02/15/48)	341	422,571
Series K, 4.55%, 03/15/46 (Call 09/15/45)	280	355,426
Series L, 3.75%, 07/01/47 (Call 01/01/47)	59	67,698
Indianapolis Power & Light Co., 4.05%, 05/01/46
(Call 11/01/45)(b)	40	47,331
Infraestructura Energetica Nova SAB de CV
4.75%, 01/15/51 (Call 07/15/50)(d)	600	613,518
4.88%, 01/14/48(d)	210	214,862
Inkia Energy Ltd., 5.88%, 11/09/27 (Call 11/09/22)(d)	400	412,164
Instituto Costarricense de Electricidad, 6.38%, 05/15/43(d)	200	173,730
InterGen NV, 7.00%, 06/30/23 (Call 11/29/21)(b)	200	197,326
Interstate Power & Light Co.
2.30%, 06/01/30 (Call 03/01/30)	315	315,954
3.25%, 12/01/24 (Call 09/01/24)	199	210,791
3.50%, 09/30/49 (Call 03/30/49)	80	89,344
3.70%, 09/15/46 (Call 03/15/46)	110	125,909
4.10%, 09/26/28 (Call 06/26/28)	215	243,412
6.25%, 07/15/39	290	409,091
IPALCO Enterprises Inc.
3.70%, 09/01/24 (Call 07/01/24)	215	227,500
4.25%, 05/01/30 (Call 02/01/30)	77	85,514
Israel Electric Corp. Ltd.
4.25%, 08/14/28(b)(d)	200	223,038
6.88%, 06/21/23(d)	400	437,076
Series 6, 5.00%, 11/12/24(b)(d)	1,050	1,154,328

Security	Par (000)	Value

Electric (continued)
ITC Holdings Corp.
2.70%, 11/15/22 (Call 10/15/22)	$250	$254,908
2.95%, 05/14/30 (Call 04/14/30)(b)	15	15,630
3.25%, 06/30/26 (Call 03/30/26)	193	206,095
3.35%, 11/15/27 (Call 08/15/27)	418	449,768
3.65%, 06/15/24 (Call 03/15/24)	217	229,638
5.30%, 07/01/43 (Call 01/01/43)	175	232,437
Jersey Central Power & Light Co.
2.75%, 03/01/32 (Call 12/01/31)(b)	505	516,125
4.30%, 01/15/26 (Call 10/15/25)(b)	120	131,626
4.70%, 04/01/24 (Call 01/01/24)(b)	45	48,292
John Sevier Combined Cycle Generation LLC, 4.63%, 01/15/42	21	25,273
JSW Hydro Energy Ltd., 4.13%, 05/18/31 (Call 05/17/26)(d)	200	199,988
Kallpa Generacion SA
4.13%, 08/16/27 (Call 05/16/27)(d)	223	232,359
4.88%, 05/24/26 (Call 02/24/26)(d)	200	214,204
Kentucky Utilities Co.
3.30%, 06/01/50 (Call 12/01/49)	377	407,134
4.38%, 10/01/45 (Call 04/01/45)	479	593,577
5.13%, 11/01/40 (Call 05/01/40)	650	844,623
Korea East-West Power Co. Ltd., 1.75%, 05/06/25(d)	600	606,162
Korea Electric Power Corp.
1.13%, 06/15/25(d)	200	198,268
2.50%, 06/24/24(d)	375	391,069
Korea Hydro & Nuclear Power Co. Ltd., 3.75%, 07/25/23(d)	200	210,318
Korea Southern Power Co. Ltd., 0.75%, 01/27/26(d)	400	386,968
Lamar Funding Ltd., 3.96%, 05/07/25(d)	375	375,600
Leeward Renewable Energy Operations LLC, 4.25%, 07/01/29 (Call 07/01/24)(b)	190	191,201
Liberty Utilities Finance GP 1, 2.05%, 09/15/30 (Call 06/15/30)(b)	288	276,189
LLPL Capital Pte Ltd., 6.88%, 02/04/39(d)	359	410,811
Louisville Gas & Electric Co.
4.25%, 04/01/49 (Call 10/01/48)	65	80,477
Series 25, 3.30%, 10/01/25 (Call 07/01/25)	73	77,990
Massachusetts Electric Co.
1.73%, 11/24/30 (Call 08/24/30)(b)	25	23,543
4.00%, 08/15/46 (Call 02/15/46)(b)	135	151,370
5.90%, 11/15/39(b)	15	20,345
Metropolitan Edison Co., 4.30%, 01/15/29 (Call 10/15/28)(b)	110	123,061
Mexico Generadora de Energia S de rl, 5.50%, 12/06/32(d)	151	167,881
MidAmerican Energy Co.
2.70%, 08/01/52 (Call 02/01/52)	200	197,328
3.10%, 05/01/27 (Call 02/01/27)	245	263,382
3.15%, 04/15/50 (Call 10/15/49)	163	174,459
3.50%, 10/15/24 (Call 07/15/24)	170	181,764
3.65%, 04/15/29 (Call 01/15/29)	711	790,021
3.65%, 08/01/48 (Call 02/01/48)	205	235,385
3.95%, 08/01/47 (Call 02/01/47)	308	369,890
4.25%, 05/01/46 (Call 11/01/45)	305	377,416
4.25%, 07/15/49 (Call 01/15/49)	167	210,151
4.40%, 10/15/44 (Call 04/15/44)	395	488,524
4.80%, 09/15/43 (Call 03/15/43)	185	240,237
5.75%, 11/01/35	50	67,703
5.80%, 10/15/36	10	13,754

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
6.75%, 12/30/31	$252	$351,212
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28 (Call 02/15/28)(b)	305	340,871
Midland Cogeneration Venture LP, 6.00%, 03/15/25(b)(c)	89	91,113
Minejesa Capital BV
4.63%, 08/10/30(d)	800	822,800
5.63%, 08/10/37(d)	400	421,936
Mississippi Power Co.
Series 12-A, 4.25%, 03/15/42	46	54,417
Series B, 3.10%, 07/30/51 (Call 01/30/51)	110	112,589
Mong Duong Finance Holdings BV, 5.13%, 05/07/29 (Call 05/07/23)(d)	250	248,675
Monongahela Power Co.
4.10%, 04/15/24 (Call 01/15/24)(b)	10	10,624
5.40%, 12/15/43 (Call 06/15/43)(b)	190	249,052
Narragansett Electric Co. (The)
3.40%, 04/09/30 (Call 01/09/30)(b)	570	614,483
3.92%, 08/01/28 (Call 05/01/28)(b)	150	166,118
National Central Cooling Co. PJSC, 2.50%, 10/21/27(d)	300	297,690
National Grid USA, 5.80%, 04/01/35	58	72,219
National Rural Utilities Cooperative Finance Corp.
1.00%, 06/15/26 (Call 05/15/26)	295	290,000
1.35%, 03/15/31 (Call 12/15/30)	165	152,222
1.65%, 06/15/31 (Call 03/15/31)	225	212,231
2.70%, 02/15/23 (Call 12/15/22)	625	639,737
2.85%, 01/27/25 (Call 10/27/24)	69	72,483
2.95%, 02/07/24 (Call 12/07/23)	18	18,781
3.05%, 04/25/27 (Call 01/25/27)	130	138,808
3.25%, 11/01/25 (Call 08/01/25)	382	408,736
3.40%, 11/15/23 (Call 08/15/23)	1,075	1,127,589
3.40%, 02/07/28 (Call 11/07/27)	349	379,436
3.70%, 03/15/29 (Call 12/15/28)	150	167,541
3.90%, 11/01/28 (Call 08/01/28)	165	184,831
4.02%, 11/01/32 (Call 05/01/32)	719	830,754
4.30%, 03/15/49 (Call 09/15/48)	361	453,997
4.40%, 11/01/48 (Call 05/01/48)	260	329,540
4.75%, 04/30/43 (Call 04/30/23)(a)	10	10,362
5.25%, 04/20/46 (Call 04/20/26)(a)	276	302,709
Series C, 8.00%, 03/01/32	125	184,374
Series D, 1.00%, 10/18/24	170	169,635
Nevada Power Co.
Series CC, 3.70%, 05/01/29 (Call 02/01/29)	365	405,760
Series DD, 2.40%, 05/01/30 (Call 02/01/30)	745	756,048
Series EE, 3.13%, 08/01/50 (Call 02/01/50)	200	208,774
Series N, 6.65%, 04/01/36	55	79,551
Series R, 6.75%, 07/01/37	319	473,160
New England Power Co.
2.81%, 10/06/50 (Call 04/06/50)(b)	72	68,185
3.80%, 12/05/47 (Call 06/05/47)(b)	718	799,629
New York State Electric & Gas Corp.
2.15%, 10/01/31 (Call 07/01/31)(b)	300	295,584
3.25%, 12/01/26 (Call 09/01/26)(b)	55	58,949
3.30%, 09/15/49 (Call 03/15/49)(b)	100	105,801
NextEra Energy Capital Holdings Inc.
0.65%, 03/01/23	112	112,116
1.90%, 06/15/28 (Call 04/15/28)	415	410,655
2.25%, 06/01/30 (Call 03/01/30)	1,974	1,973,072
2.75%, 05/01/25 (Call 04/01/25)	593	621,968
2.75%, 11/01/29 (Call 08/01/29)	614	636,970

Security	Par (000)	Value

Electric (continued)
2.80%, 01/15/23 (Call 12/15/22)	$100	$102,487
3.15%, 04/01/24 (Call 03/01/24)	564	592,617
3.25%, 04/01/26 (Call 02/01/26)	572	610,536
3.50%, 04/01/29 (Call 01/01/29)	442	481,232
3.55%, 05/01/27 (Call 02/01/27)	453	491,233
4.80%, 12/01/77 (Call 12/01/27), (3 mo. LIBOR US + 2.409%)(a)	315	352,605
5.65%, 05/01/79 (Call 05/01/29), (3 mo. LIBOR US + 3.156%)(a)	13	15,080
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(b)	250	266,115
4.25%, 07/15/24 (Call 04/15/24)(b)	250	264,513
4.50%, 09/15/27 (Call 06/15/27)(b)	300	321,330
Niagara Mohawk Power Corp.
3.03%, 06/27/50 (Call 12/27/49)(b)	65	64,067
4.28%, 12/15/28 (Call 09/15/28)(b)	15	16,904
4.28%, 10/01/34 (Call 04/01/34)(b)	110	126,221
Northern States Power Co./MN
2.25%, 04/01/31 (Call 11/01/30)	225	228,267
2.60%, 06/01/51 (Call 12/01/50)	355	346,398
2.90%, 03/01/50 (Call 09/01/49)	285	294,376
3.20%, 04/01/52 (Call 10/01/51)	240	261,636
3.40%, 08/15/42 (Call 02/15/42)	410	451,988
3.60%, 05/15/46 (Call 11/15/45)	260	295,467
3.60%, 09/15/47 (Call 03/15/47)	106	121,730
4.00%, 08/15/45 (Call 02/15/45)	310	372,741
4.13%, 05/15/44 (Call 11/15/43)	250	302,427
5.35%, 11/01/39	36	49,352
6.20%, 07/01/37	115	167,049
6.25%, 06/01/36	120	171,251
NorthWestern Corp., 4.18%, 11/15/44 (Call 05/15/44)	445	524,263
NRG Energy Inc.
2.00%, 12/02/25 (Call 11/02/25)(b)	295	297,941
2.45%, 12/02/27 (Call 10/02/27)(b)	580	580,980
3.38%, 02/15/29 (Call 02/15/24)(b)	245	239,549
3.63%, 02/15/31 (Call 02/15/26)(b)	500	486,985
3.75%, 06/15/24 (Call 05/15/24)(b)	293	309,487
3.88%, 02/15/32 (Call 02/15/27)(b)	566	554,652
4.45%, 06/15/29 (Call 03/15/29)(b)	404	442,489
5.25%, 06/15/29 (Call 06/15/24)(b)	375	398,831
5.75%, 01/15/28 (Call 01/15/23)	396	419,954
6.63%, 01/15/27 (Call 07/15/22)	183	190,199
NSTAR Electric Co.
3.10%, 06/01/51 (Call 12/01/50)	40	42,630
3.20%, 05/15/27 (Call 02/15/27)	419	452,155
3.25%, 05/15/29 (Call 02/15/29)	275	298,669
3.95%, 04/01/30 (Call 01/01/30)	55	62,644
4.40%, 03/01/44 (Call 09/01/43)	5	6,197
NTPC Ltd.
3.75%, 04/03/24(d)	600	627,576
4.38%, 11/26/24(d)	200	214,904
4.50%, 03/19/28(d)	400	434,844
Oglethorpe Power Corp.
3.75%, 08/01/50 (Call 02/01/50)	255	279,263
5.05%, 10/01/48 (Call 04/01/48)	401	508,223
5.25%, 09/01/50	15	19,348
5.38%, 11/01/40	115	145,237
5.95%, 11/01/39	485	647,630
6.19%, 01/01/31(b)	425	527,710
Ohio Edison Co., 6.88%, 07/15/36	226	323,478

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Ohio Power Co.
4.00%, 06/01/49 (Call 12/01/48)	$357	$425,669
Series P, 2.60%, 04/01/30 (Call 01/01/30)	422	436,150
Series Q, 1.63%, 01/15/31 (Call 10/15/30)	229	217,708
Series R, 2.90%, 10/01/51 (Call 04/01/51)	435	432,351
Oklahoma Gas & Electric Co.
3.25%, 04/01/30 (Call 10/01/29)	25	26,794
3.80%, 08/15/28 (Call 02/15/28)	150	166,466
3.85%, 08/15/47 (Call 02/15/47)	49	56,985
4.15%, 04/01/47 (Call 10/01/46)	435	525,811
OmGrid Funding Ltd., 5.20%, 05/16/27(d)	200	208,112
Oncor Electric Delivery Co. LLC
0.55%, 10/01/25 (Call 09/01/25)	390	377,863
2.75%, 06/01/24 (Call 05/01/24)	595	622,406
2.95%, 04/01/25 (Call 01/01/25)	149	157,268
3.10%, 09/15/49 (Call 03/15/49)	709	765,351
3.70%, 11/15/28 (Call 08/15/28)	205	229,057
3.70%, 05/15/50 (Call 11/15/49)	325	385,206
3.75%, 04/01/45 (Call 10/01/44)	280	327,429
3.80%, 09/30/47 (Call 03/30/47)	145	171,773
3.80%, 06/01/49 (Call 12/01/48)	313	375,055
4.10%, 11/15/48 (Call 05/15/48)	65	80,533
4.55%, 12/01/41 (Call 06/01/41)	75	94,967
5.25%, 09/30/40	65	88,622
5.30%, 06/01/42 (Call 12/01/41)	255	349,664
7.00%, 05/01/32	118	164,645
7.25%, 01/15/33	135	197,016
7.50%, 09/01/38	155	249,414
Series WI, 5.35%, 10/01/52 (Call 04/01/52)	255	384,599
Oryx Funding Ltd., 5.80%, 02/03/31(d)	400	425,708
Pacific Gas and Electric Co.
2.10%, 08/01/27 (Call 06/01/27)	685	664,662
2.50%, 02/01/31 (Call 11/01/30)	1,260	1,201,838
3.00%, 06/15/28 (Call 04/15/28)	625	629,906
3.15%, 01/01/26	865	890,673
3.25%, 06/15/23 (Call 03/15/23)	12	12,260
3.25%, 06/01/31 (Call 03/01/31)	1,038	1,044,373
3.30%, 03/15/27 (Call 12/15/26)	150	153,629
3.30%, 12/01/27 (Call 09/01/27)	614	628,214
3.30%, 08/01/40 (Call 02/01/40)	1,086	1,023,403
3.45%, 07/01/25	294	306,930
3.50%, 08/01/50 (Call 02/01/50)	1,075	1,023,507
3.75%, 02/15/24 (Call 11/15/23)	134	139,277
3.75%, 07/01/28	275	288,536
3.75%, 08/15/42 (Call 02/15/42)	75	69,390
3.85%, 11/15/23 (Call 08/15/23)	154	158,865
3.95%, 12/01/47 (Call 06/01/47)	872	864,414
4.00%, 12/01/46 (Call 06/01/46)	105	104,255
4.20%, 06/01/41 (Call 12/01/40)	627	631,878
4.25%, 08/01/23 (Call 07/01/23)	1,252	1,304,096
4.25%, 03/15/46 (Call 09/15/45)	610	622,542
4.30%, 03/15/45 (Call 09/15/44)	137	139,351
4.45%, 04/15/42 (Call 10/15/41)	165	168,057
4.50%, 07/01/40 (Call 01/01/40)	966	1,008,890
4.55%, 07/01/30 (Call 01/01/30)	250	272,325
4.60%, 06/15/43 (Call 12/15/42)	60	61,579
4.65%, 08/01/28 (Call 05/01/28)	175	191,205
4.75%, 02/15/44 (Call 08/15/43)	371	384,575
4.95%, 07/01/50 (Call 01/01/50)	1,242	1,375,130

Security	Par (000)	Value

Electric (continued)
PacifiCorp.
2.70%, 09/15/30 (Call 06/15/30)	$54	$56,115
2.90%, 06/15/52 (Call 12/15/51)	150	148,761
3.30%, 03/15/51 (Call 09/15/50)	540	572,492
3.50%, 06/15/29 (Call 03/15/29)	700	767,193
4.10%, 02/01/42 (Call 08/01/41)	205	237,111
4.13%, 01/15/49 (Call 07/15/48)	418	500,099
4.15%, 02/15/50 (Call 08/15/49)	316	381,719
5.25%, 06/15/35	55	70,077
5.75%, 04/01/37	55	74,415
6.00%, 01/15/39	422	589,285
6.10%, 08/01/36	10	13,771
6.25%, 10/15/37	387	545,887
6.35%, 07/15/38	9	12,899
7.70%, 11/15/31	175	254,681
Pampa Energia SA, 7.50%, 01/24/27 (Call 01/24/22)(d)	300	266,850
Pattern Energy Operations LP/Pattern Energy Operations Inc., 4.50%, 08/15/28 (Call 08/15/23)(b)	335	346,464
PECO Energy Co.
2.80%, 06/15/50 (Call 12/15/49)	60	60,115
2.85%, 09/15/51 (Call 03/15/51)	165	167,826
3.00%, 09/15/49 (Call 03/15/49)	204	211,736
3.05%, 03/15/51 (Call 09/15/50)	95	99,654
3.15%, 10/15/25 (Call 07/15/25)	200	212,840
3.90%, 03/01/48 (Call 09/01/47)	275	326,455
5.95%, 10/01/36	75	104,897
Pennsylvania Electric Co.
3.25%, 03/15/28 (Call 12/15/27)(b)	108	113,430
3.60%, 06/01/29 (Call 03/01/29)(b)	353	378,275
Perusahaan Listrik Negara PT
3.88%, 07/17/29(d)	400	424,136
4.13%, 05/15/27(d)	811	875,037
4.88%, 07/17/49(d)	200	215,280
5.25%, 05/15/47(d)	200	224,088
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
3.00%, 06/30/30 (Call 03/30/30)(d)	600	596,700
3.38%, 02/05/30(d)	600	615,984
4.00%, 06/30/50 (Call 12/30/49)(d)	600	588,306
4.38%, 02/05/50(d)	200	204,334
5.25%, 10/24/42(d)	200	225,446
5.38%, 01/25/29(d)	200	231,978
5.45%, 05/21/28(d)	200	231,308
6.15%, 05/21/48(d)	400	498,672
6.25%, 01/25/49(c)(d)	400	505,304
PG&E Corp.
5.00%, 07/01/28 (Call 07/01/23)	475	493,815
5.25%, 07/01/30 (Call 06/15/25)	500	522,545
Pike Corp., 5.50%, 09/01/28 (Call 09/01/23)(b)	260	264,545
Pinnacle West Capital Corp., 1.30%, 06/15/25 (Call 05/15/25)	20	19,834
Potomac Electric Power Co.
3.60%, 03/15/24 (Call 12/15/23)	200	211,644
4.15%, 03/15/43 (Call 09/15/42)	273	324,766
6.50%, 11/15/37	200	291,158
PPL Capital Funding Inc.
3.10%, 05/15/26 (Call 02/15/26)	363	383,306
4.13%, 04/15/30 (Call 01/15/30)	15	17,089
PPL Electric Utilities Corp.
3.00%, 10/01/49 (Call 04/01/49)	165	174,242

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
3.95%, 06/01/47 (Call 12/01/46)	$510	$614,076
4.13%, 06/15/44 (Call 12/15/43)	270	323,698
4.15%, 10/01/45 (Call 04/01/45)	25	30,650
4.15%, 06/15/48 (Call 12/15/47)	200	249,456
4.75%, 07/15/43 (Call 01/15/43)	110	142,304
6.25%, 05/15/39	75	108,358
Progress Energy Inc.
6.00%, 12/01/39	195	268,061
7.00%, 10/30/31	100	136,362
7.75%, 03/01/31	256	359,270
Public Service Co. of Colorado
3.60%, 09/15/42 (Call 03/15/42)	170	190,769
3.70%, 06/15/28 (Call 12/15/27)	115	127,543
3.80%, 06/15/47 (Call 12/15/46)	384	449,622
4.05%, 09/15/49 (Call 03/15/49)	300	368,250
4.10%, 06/15/48 (Call 12/15/47)	95	116,636
4.30%, 03/15/44 (Call 09/15/43)	546	663,363
6.50%, 08/01/38	70	104,894
Series 17, 6.25%, 09/01/37	170	251,076
Series 34, 3.20%, 03/01/50 (Call 09/01/49)	113	121,360
Series 35, 1.90%, 01/15/31 (Call 07/15/30)	505	494,976
Series 36, 2.70%, 07/15/49 (Call 07/15/49)	420	415,724
Public Service Co. of New Hampshire
2.20%, 06/15/31 (Call 03/15/31)	10	10,058
3.50%, 11/01/23 (Call 08/01/23)	50	52,510
3.60%, 07/01/49 (Call 01/01/49)	289	334,185
Public Service Co. of Oklahoma
Series J, 2.20%, 08/15/31 (Call 05/15/31)	300	295,161
Series K, 3.15%, 08/15/51 (Call 02/15/51)	100	102,773
Public Service Electric & Gas Co.
1.90%, 08/15/31 (Call 05/15/31)	410	403,510
2.05%, 08/01/50 (Call 02/01/50)	130	113,398
2.25%, 09/15/26 (Call 06/15/26)	407	420,956
2.45%, 01/15/30 (Call 10/15/29)	385	397,524
2.70%, 05/01/50 (Call 11/01/49)	297	295,812
3.00%, 05/15/25 (Call 02/15/25)	14	14,793
3.00%, 05/15/27 (Call 02/15/27)	30	32,133
3.15%, 01/01/50 (Call 07/01/49)	405	434,885
3.20%, 05/15/29 (Call 02/15/29)	204	221,379
3.20%, 08/01/49 (Call 02/01/49)	420	454,507
3.25%, 09/01/23 (Call 08/01/23)	87	90,998
3.60%, 12/01/47 (Call 06/01/47)	265	304,527
3.65%, 09/01/28 (Call 06/01/28)	225	250,072
3.65%, 09/01/42 (Call 03/01/42)	18	20,305
3.70%, 05/01/28 (Call 02/01/28)	180	200,695
3.80%, 01/01/43 (Call 07/01/42)	75	86,214
3.80%, 03/01/46 (Call 09/01/45)	248	292,618
3.85%, 05/01/49 (Call 11/01/48)	595	711,328
3.95%, 05/01/42 (Call 11/01/41)	135	158,099
4.05%, 05/01/48 (Call 11/01/47)	25	30,656
5.50%, 03/01/40	205	278,544
5.80%, 05/01/37	195	267,554
Public Service Enterprise Group Inc.
0.80%, 08/15/25 (Call 07/15/25)	185	180,458
1.60%, 08/15/30 (Call 05/15/30)	150	140,472
2.65%, 11/15/22 (Call 10/15/22)	436	444,519
2.88%, 06/15/24 (Call 05/15/24)	235	245,636
Puget Energy Inc.
2.38%, 06/15/28 (Call 04/15/28)	400	396,068
3.65%, 05/15/25 (Call 02/15/25)	495	526,116

Security	Par (000)	Value

Electric (continued)
4.10%, 06/15/30 (Call 03/15/30)	$109	$119,723
Puget Sound Energy Inc.
3.25%, 09/15/49 (Call 03/15/49)	277	293,493
4.22%, 06/15/48 (Call 12/15/47)	160	195,022
4.30%, 05/20/45 (Call 11/20/44)	188	230,804
5.64%, 04/15/41 (Call 10/15/40)	230	312,149
5.76%, 10/01/39	444	606,131
5.80%, 03/15/40	250	346,475
6.27%, 03/15/37	135	188,079
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, 07/14/28 (Call 10/14/23)(d)	600	609,090
RH International Singapore Corp. Pte Ltd., 4.50%, 03/27/28(d)	200	222,340
San Diego Gas & Electric Co.
2.50%, 05/15/26 (Call 02/15/26)	376	392,014
4.15%, 05/15/48 (Call 11/15/47)	205	249,788
4.50%, 08/15/40	160	196,387
Series NNN, 3.60%, 09/01/23 (Call 06/01/23)	19	19,914
Series RRR, 3.75%, 06/01/47 (Call 12/01/46)	396	453,998
Series TTT, 4.10%, 06/15/49 (Call 12/15/48)	252	305,855
Series UUU, 3.32%, 04/15/50 (Call 10/15/49)	50	53,424
Series VVV, 1.70%, 10/01/30 (Call 07/01/30)	494	473,014
Series WWW, 2.95%, 08/15/51 (Call 02/15/51)	100	101,706
Saudi Electricity Global Sukuk Co. 2
3.47%, 04/08/23(d)	250	259,385
5.06%, 04/08/43(d)	400	486,700
Saudi Electricity Global Sukuk Co. 3
4.00%, 04/08/24(d)	400	427,172
5.50%, 04/08/44(d)	400	514,268
Saudi Electricity Global Sukuk Co. 4
4.22%, 01/27/24(d)	400	427,588
4.72%, 09/27/28(d)	600	697,500
Saudi Electricity Global Sukuk Co. 5
1.74%, 09/17/25(d)	400	400,872
2.41%, 09/17/30(d)	1,000	1,005,900
Sempra Energy
2.90%, 02/01/23 (Call 01/01/23)	270	277,063
3.25%, 06/15/27 (Call 03/15/27)	1,198	1,278,601
3.40%, 02/01/28 (Call 10/01/27)	412	443,172
3.55%, 06/15/24 (Call 03/15/24)	230	243,046
3.75%, 11/15/25 (Call 08/15/25)	175	189,438
3.80%, 02/01/38 (Call 08/01/37)	153	169,324
4.00%, 02/01/48 (Call 08/01/47)	403	456,446
4.05%, 12/01/23 (Call 09/01/23)	402	425,650
6.00%, 10/15/39	656	911,086
Sierra Pacific Power Co., 2.60%, 05/01/26 (Call 02/01/26)	378	395,161
Sinosing Services Pte Ltd., 2.63%, 02/20/30(d)	400	395,964
SMC Global Power Holdings Corp.
5.45%, (Call 12/09/26)(a)(d)(g)	400	391,180
5.70%, (Call 01/21/26)(a)(d)(g)	400	394,604
6.50%, (Call 04/25/24)(a)(d)(g)	200	203,580
7.00%, (Call 10/21/25)(a)(d)(g)	400	413,604
Southern California Edison Co.
2.25%, 06/01/30 (Call 03/01/30)	502	494,671
2.85%, 08/01/29 (Call 05/01/29)	175	180,684
3.65%, 02/01/50 (Call 08/01/49)	350	375,665
4.00%, 04/01/47 (Call 10/01/46)	765	851,950
4.05%, 03/15/42 (Call 09/15/41)	213	232,294
4.50%, 09/01/40 (Call 03/01/40)	270	306,493

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.65%, 10/01/43 (Call 04/01/43)	$465	$552,220
5.50%, 03/15/40	160	201,941
5.63%, 02/01/36	518	655,249
6.00%, 01/15/34	438	570,583
6.05%, 03/15/39	948	1,260,432
6.65%, 04/01/29	244	304,558
Series 04-G, 5.75%, 04/01/35	15	19,071
Series 05-E, 5.35%, 07/15/35	300	371,385
Series 06-E, 5.55%, 01/15/37	130	162,185
Series 08-A, 5.95%, 02/01/38	205	269,015
Series 13-A, 3.90%, 03/15/43 (Call 09/15/42)	70	73,789
Series 2020-C, 1.20%, 02/01/26 (Call 01/01/26)	175	172,435
Series 20A, 2.95%, 02/01/51 (Call 08/01/50)	140	133,609
Series A, 4.20%, 03/01/29 (Call 12/01/28)	197	220,473
Series B, 3.65%, 03/01/28 (Call 12/01/27)	260	281,143
Series B, 4.88%, 03/01/49 (Call 09/01/48)	231	288,212
Series C, 3.50%, 10/01/23 (Call 07/01/23)	180	188,154
Series C, 3.60%, 02/01/45 (Call 08/01/44)	286	298,138
Series C, 4.13%, 03/01/48 (Call 09/01/47)	553	625,637
Series D, 3.40%, 06/01/23 (Call 05/01/23)	315	326,989
Series E, 3.70%, 08/01/25 (Call 06/01/25)	590	637,660
Series G, 2.50%, 06/01/31 (Call 03/01/31)	325	325,257
Series H, 3.65%, 06/01/51 (Call 12/01/50)	155	167,059
Southern Co. (The)
2.95%, 07/01/23 (Call 05/01/23)	934	964,458
3.25%, 07/01/26 (Call 04/01/26)	1,193	1,272,358
4.25%, 07/01/36 (Call 01/01/36)	480	548,458
4.40%, 07/01/46 (Call 01/01/46)	794	946,988
Series 21-A, 0.60%, 02/26/24 (Call 01/26/24)	25	24,799
Series A, 3.70%, 04/30/30 (Call 01/30/30)	585	635,749
Series B, 4.00%, 01/15/51 (Call 01/15/26)(a)	117	122,631
Southern Power Co.
4.15%, 12/01/25 (Call 09/01/25)	150	164,531
5.15%, 09/15/41	440	541,842
Series F, 4.95%, 12/15/46 (Call 06/15/46)	116	143,629
Southwestern Electric Power Co.
6.20%, 03/15/40	260	363,542
Series J, 3.90%, 04/01/45 (Call 10/01/44)	507	566,177
Series K, 2.75%, 10/01/26 (Call 07/01/26)	579	605,130
Series L, 3.85%, 02/01/48 (Call 08/01/47)	453	506,531
Series M, 4.10%, 09/15/28 (Call 06/15/28)	635	712,146
Series N, 1.65%, 03/15/26 (Call 02/15/26)	5	5,002
Southwestern Public Service Co.
3.40%, 08/15/46 (Call 02/15/46)	65	70,548
3.70%, 08/15/47 (Call 02/15/47)	320	364,016
3.75%, 06/15/49 (Call 12/15/48)	110	127,679
4.50%, 08/15/41 (Call 02/15/41)	10	12,324
Series 6, 4.40%, 11/15/48 (Call 05/15/48)	66	83,771
Series 8, 3.15%, 05/01/50 (Call 11/01/49)	240	253,622
SP Group Treasury Pte Ltd., 3.38%, 02/27/29 (Call 11/27/28)(b)	500	546,955
SP PowerAssets Ltd.
3.00%, 09/26/27(b)	400	428,436
3.25%, 11/24/25(b)	200	214,818
SPIC MTN Co. Ltd., 1.63%, 07/27/25(d)	800	790,896
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38 (Call 10/14/29)(d)	400	443,784
State Grid Overseas Investment 2013 Ltd., 3.13%, 05/22/23(d)	919	950,660

Security	Par (000)	Value

Electric (continued)
State Grid Overseas Investment 2014 Ltd.
4.13%, 05/07/24(d)	$400	$430,300
4.85%, 05/07/44(d)	200	267,004
State Grid Overseas Investment 2016 Ltd.
1.00%, 08/05/25 (Call 07/05/25)(d)	600	587,352
1.63%, 08/05/30 (Call 05/05/30)(d)	1,200	1,139,460
2.88%, 05/18/26(d)	200	210,330
3.50%, 05/04/27(d)	1,450	1,573,438
3.75%, 05/02/23(d)	600	625,332
4.25%, 05/02/28(d)	400	455,160
State Grid Overseas Investment Co., 1.13%, 09/08/26	200	195,096
Tabreed Sukuk Spc Ltd., 5.50%, 10/31/25(d)	200	228,072
Talen Energy Supply LLC
6.50%, 06/01/25 (Call 06/01/22)(c)	275	168,055
6.63%, 01/15/28 (Call 01/15/23)(b)	245	231,684
7.25%, 05/15/27 (Call 05/15/22)(b)	365	349,571
7.63%, 06/01/28 (Call 06/01/23)(b)	220	210,250
10.50%, 01/15/26 (Call 01/15/22)(b)	300	198,609
Tampa Electric Co.
2.40%, 03/15/31 (Call 12/15/30)	53	53,839
3.45%, 03/15/51 (Call 09/15/50)	65	71,845
3.63%, 06/15/50 (Call 12/15/49)	170	193,880
4.10%, 06/15/42 (Call 12/15/41)	215	250,875
4.30%, 06/15/48 (Call 12/15/47)	140	173,053
4.35%, 05/15/44 (Call 11/15/43)	60	72,666
4.45%, 06/15/49 (Call 12/15/48)	90	114,785
Termocandelaria Power Ltd., 7.88%, 01/30/29 (Call 01/30/23)(c)(d)	185	191,094
Terraform Global Operating LLC, 6.13%, 03/01/26 (Call 03/01/22)(b)	320	327,955
Three Gorges Finance I Cayman Islands Ltd.
1.30%, 09/22/25(d)	600	589,656
2.30%, 10/16/24 (Call 09/16/24)(d)	400	411,020
3.15%, 06/02/26(d)	600	632,694
3.20%, 10/16/49 (Call 04/16/49)(d)	200	202,330
TNB Global Ventures Capital Bhd, 4.85%, 11/01/28(d)	400	461,964
Toledo Edison Co. (The), 6.15%, 05/15/37	232	320,937
TransAlta Corp.
4.50%, 11/15/22 (Call 08/15/22)	205	208,981
6.50%, 03/15/40	176	207,266
Transelec SA, 4.63%, 07/26/23(b)	43	45,615
Tri-State Generation & Transmission Association Inc., 6.00%, 06/15/40(b)	25	34,255
Tucson Electric Power Co.
1.50%, 08/01/30 (Call 05/01/30)	385	362,427
3.25%, 05/01/51 (Call 11/01/50)	105	109,905
4.00%, 06/15/50 (Call 12/15/49)	190	225,982
4.85%, 12/01/48 (Call 06/01/48)	183	239,556
Union Electric Co.
2.15%, 03/15/32 (Call 12/15/31)	450	445,608
2.63%, 03/15/51 (Call 09/15/50)	25	24,442
2.95%, 03/15/30 (Call 12/15/29)	41	43,559
3.25%, 10/01/49 (Call 04/01/49)	152	165,630
3.50%, 03/15/29 (Call 12/15/28)	298	326,536
3.65%, 04/15/45 (Call 10/15/44)	10	11,413
3.90%, 09/15/42 (Call 03/15/42)	462	531,646
4.00%, 04/01/48 (Call 10/01/47)	105	126,475
5.30%, 08/01/37	5	6,454
8.45%, 03/15/39	10	17,048

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Virginia Electric & Power Co.
2.45%, 12/15/50 (Call 06/15/50)	$472	$441,787
3.30%, 12/01/49 (Call 06/01/49)	249	273,479
4.00%, 01/15/43 (Call 07/15/42)	265	307,087
4.45%, 02/15/44 (Call 08/15/43)	545	671,266
4.60%, 12/01/48 (Call 06/01/48)	215	280,532
6.35%, 11/30/37	178	256,078
8.88%, 11/15/38	617	1,093,164
Series A, 2.88%, 07/15/29 (Call 04/15/29)	80	84,537
Series A, 3.10%, 05/15/25 (Call 02/15/25)	155	163,894
Series A, 3.15%, 01/15/26 (Call 10/15/25)	405	432,062
Series A, 3.50%, 03/15/27 (Call 12/15/26)	244	265,565
Series A, 3.80%, 04/01/28 (Call 01/01/28)	465	516,745
Series A, 6.00%, 05/15/37	81	112,379
Series B, 2.95%, 11/15/26 (Call 08/15/26)	229	243,324
Series B, 3.80%, 09/15/47 (Call 03/15/47)	271	313,119
Series B, 4.20%, 05/15/45 (Call 11/15/44)	80	96,844
Series B, 6.00%, 01/15/36	225	307,638
Series C, 2.75%, 03/15/23 (Call 12/15/22)	130	133,275
Series C, 4.00%, 11/15/46 (Call 05/15/46)	190	225,534
Series D, 4.65%, 08/15/43 (Call 02/15/43)	110	137,687
Vistra Operations Co. LLC
3.55%, 07/15/24 (Call 06/15/24)(b)	442	460,652
3.70%, 01/30/27 (Call 11/30/26)(b)	747	777,560
4.30%, 07/15/29 (Call 04/15/29)(b)	242	258,831
4.38%, 05/01/29 (Call 05/01/24)(b)	635	626,948
5.00%, 07/31/27 (Call 07/31/22)(b)	650	665,535
5.50%, 09/01/26 (Call 09/01/22)(b)	480	494,136
5.63%, 02/15/27 (Call 02/15/22)(b)	625	644,031
WEC Energy Group Inc.
0.55%, 09/15/23	75	74,750
0.80%, 03/15/24 (Call 02/15/24)	145	144,566
1.38%, 10/15/27 (Call 08/15/27)	265	257,469
3.55%, 06/15/25 (Call 03/15/25)	202	216,459
Wisconsin Electric Power Co.
1.70%, 06/15/28 (Call 04/15/28)	260	256,820
2.05%, 12/15/24 (Call 11/15/24)	130	134,060
4.30%, 10/15/48 (Call 04/15/48)	102	128,100
5.63%, 05/15/33	115	148,335
Wisconsin Power and Light Co.
1.95%, 09/16/31 (Call 06/16/31)	260	254,387
3.00%, 07/01/29 (Call 04/01/29)	47	50,119
3.05%, 10/15/27 (Call 07/15/27)	120	127,226
3.65%, 04/01/50 (Call 10/01/49)	435	501,277
6.38%, 08/15/37	150	213,912
Wisconsin Public Service Corp.
3.30%, 09/01/49 (Call 03/01/49)	380	410,138
3.67%, 12/01/42	115	129,545
4.75%, 11/01/44 (Call 05/01/44)	105	134,338
Xcel Energy Inc.
0.50%, 10/15/23 (Call 09/15/23)	250	249,098
1.75%, 03/15/27 (Call 02/15/27)	300	299,331
2.35%, 11/15/31 (Call 05/15/31)	300	299,172
2.60%, 12/01/29 (Call 06/01/29)	280	288,613
3.30%, 06/01/25 (Call 12/01/24)	294	312,310
3.35%, 12/01/26 (Call 06/01/26)	321	344,240
3.40%, 06/01/30 (Call 12/01/29)	548	594,624
3.50%, 12/01/49 (Call 06/01/49)	318	346,986
4.00%, 06/15/28 (Call 12/15/27)	185	207,215

		371,208,514

Security	Par (000)	Value

Electrical Components & Equipment — 0.0%
Acuity Brands Lighting Inc., 2.15%, 12/15/30 (Call 09/15/30)	$125	$121,560
Emerson Electric Co.
0.88%, 10/15/26 (Call 09/15/26)	708	687,631
1.80%, 10/15/27 (Call 08/15/27)	546	549,107
1.95%, 10/15/30 (Call 07/15/30)	70	69,242
2.63%, 02/15/23 (Call 11/15/22)	70	71,534
2.75%, 10/15/50 (Call 04/15/50)	174	173,020
3.15%, 06/01/25 (Call 03/01/25)	100	106,425
5.25%, 11/15/39	30	40,301
Energizer Holdings Inc.
4.38%, 03/31/29 (Call 09/30/23)(b)	395	378,465
4.75%, 06/15/28 (Call 07/01/23)(b)	420	418,643
EnerSys, 4.38%, 12/15/27 (Call 09/15/27)(b)	250	262,512
WESCO Distribution Inc.
7.13%, 06/15/25 (Call 06/15/22)(b)	676	719,163
7.25%, 06/15/28 (Call 06/15/23)(b)	724	799,310

		4,396,913

Electronics — 0.2%
AAC Technologies Holdings Inc., 3.00%, 11/27/24 (Call 11/27/22)(d)	800	812,304
Agilent Technologies Inc.
2.10%, 06/04/30 (Call 03/04/30)	115	113,113
2.30%, 03/12/31 (Call 12/12/30)	520	516,573
2.75%, 09/15/29 (Call 06/15/29)	443	460,711
3.05%, 09/22/26 (Call 06/22/26)	535	568,758
3.88%, 07/15/23 (Call 04/15/23)	707	739,649
Allegion PLC, 3.50%, 10/01/29 (Call 07/01/29)	305	328,073
Allegion U.S. Holding Co. Inc.
3.20%, 10/01/24 (Call 08/01/24)	276	289,786
3.55%, 10/01/27 (Call 07/01/27)	186	198,812
Amphenol Corp.
2.05%, 03/01/25 (Call 02/01/25)	172	176,326
2.20%, 09/15/31 (Call 06/15/31)	290	285,293
2.80%, 02/15/30 (Call 11/15/29)	570	590,925
3.20%, 04/01/24 (Call 02/01/24)	470	493,401
4.35%, 06/01/29 (Call 03/01/29)	378	435,207
Arrow Electronics Inc.
3.25%, 09/08/24 (Call 07/08/24)	517	543,279
3.88%, 01/12/28 (Call 10/12/27)	298	322,341
4.00%, 04/01/25 (Call 01/01/25)	237	254,066
4.50%, 03/01/23 (Call 12/01/22)	275	285,516
Atkore Inc., 4.25%, 06/01/31 (Call 06/01/26)(b)	190	192,975
Avnet Inc.
3.00%, 05/15/31 (Call 02/15/31)	405	403,275
4.63%, 04/15/26 (Call 01/15/26)	97	107,086
4.88%, 12/01/22	465	484,860
Brightstar Escrow Corp., 9.75%, 10/15/25 (Call 10/15/22)(b)	195	209,110
Competition Team Technologies Ltd., 4.25%, 03/12/29(d)	400	446,272
Flex Ltd.
3.75%, 02/01/26 (Call 01/01/26)	290	311,060
4.75%, 06/15/25 (Call 03/15/25)	137	150,549
4.88%, 06/15/29 (Call 03/15/29)	641	728,971
4.88%, 05/12/30 (Call 02/12/30)	383	438,520
5.00%, 02/15/23	253	266,126
Fortive Corp.
3.15%, 06/15/26 (Call 03/15/26)	688	733,862
4.30%, 06/15/46 (Call 12/15/45)	372	448,264

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics (continued)
Foxconn Far East Ltd.
1.63%, 10/28/25(d)	$800	$798,936
2.50%, 10/28/30(d)	400	396,520
Honeywell International Inc.
1.10%, 03/01/27 (Call 02/01/27)	580	569,804
1.35%, 06/01/25 (Call 05/01/25)	508	512,237
1.75%, 09/01/31 (Call 06/01/31)	500	485,720
1.95%, 06/01/30 (Call 03/01/30)	635	633,724
2.30%, 08/15/24 (Call 07/15/24)	492	511,242
2.50%, 11/01/26 (Call 08/01/26)	958	1,008,103
2.70%, 08/15/29 (Call 05/15/29)	245	258,936
2.80%, 06/01/50 (Call 12/01/49)(c)	506	530,369
3.35%, 12/01/23	10	10,545
3.81%, 11/21/47 (Call 05/21/47)	501	606,836
5.70%, 03/15/36	169	230,359
5.70%, 03/15/37	22	30,494
Hubbell Inc., 3.50%, 02/15/28 (Call 11/15/27)	120	130,279
Imola Merger Corp., 4.75%, 05/15/29 (Call 05/15/24)(b)	935	960,825
Jabil Inc.
1.70%, 04/15/26 (Call 03/15/26)	430	427,407
3.00%, 01/15/31 (Call 10/15/30)	701	716,163
3.60%, 01/15/30 (Call 10/15/29)	272	295,416
3.95%, 01/12/28 (Call 10/12/27)	267	292,872
Keysight Technologies Inc.
3.00%, 10/30/29 (Call 07/30/29)	703	739,113
4.55%, 10/30/24 (Call 07/30/24)	126	137,899
4.60%, 04/06/27 (Call 01/06/27)	608	688,730
Sensata Technologies BV
4.00%, 04/15/29 (Call 03/18/24)(b)	500	507,755
4.88%, 10/15/23(b)	275	291,692
5.00%, 10/01/25(b)	350	383,337
5.63%, 11/01/24(b)	325	358,364
Sensata Technologies Inc.
3.75%, 02/15/31 (Call 02/15/26)(b)	370	365,934
4.38%, 02/15/30 (Call 11/15/29)(b)	225	237,587
SYNNEX Corp.
1.25%, 08/09/24 (Call 08/09/22)(b)	200	199,222
1.75%, 08/09/26 (Call 07/09/26)(b)	915	896,984
TD SYNNEX Corp.
2.38%, 08/09/28 (Call 06/09/28)(b)	940	921,999
2.65%, 08/09/31 (Call 05/09/31)(b)	920	892,713
Trimble Inc.
4.15%, 06/15/23 (Call 05/15/23)	420	440,635
4.75%, 12/01/24 (Call 09/01/24)	347	380,270
4.90%, 06/15/28 (Call 03/15/28)	76	87,070
TTM Technologies Inc., 4.00%, 03/01/29 (Call 03/01/24)(b)	250	247,625
Tyco Electronics Group SA
3.13%, 08/15/27 (Call 05/15/27)	305	329,739
3.45%, 08/01/24 (Call 05/01/24)	25	26,389
7.13%, 10/01/37	220	333,777
Vontier Corp.
1.80%, 04/01/26 (Call 03/01/26)(b)	663	654,374
2.40%, 04/01/28 (Call 02/01/28)(b)	484	473,909
2.95%, 04/01/31 (Call 01/01/31)(b)	548	541,545

		31,878,512

Energy - Alternate Sources — 0.1%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24(d)	400	430,252

Security	Par (000)	Value

Energy - Alternate Sources (continued)
Atlantica Sustainable Infrastructure PLC, 4.13%, 06/15/28 (Call 06/15/25)(b)	$200	$204,050
Aydem Yenilenebilir Enerji AS, 7.75%, 02/02/27 (Call 02/02/24)(d)	200	190,112
Contemporary Ruiding Development Ltd.
1.50%, 09/09/26(d)	600	585,324
1.88%, 09/17/25 (Call 06/17/25)(d)	400	400,236
2.63%, 09/17/30 (Call 06/17/30)(d)	200	200,008
Continuum Energy Levanter Pte Ltd., 4.50%, 02/09/27 (Call 02/09/24)(b)	397	407,540
EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA, 5.38%, 12/30/30 (Call 12/30/25)(b)	350	335,843
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 01/15/26 (Call 11/15/21)(b)	120	124,093
Greenko Dutch BV, 3.85%, 03/29/26 (Call 03/29/23)(d)	394	397,558
Greenko Solar Mauritius Ltd.
5.55%, 01/29/25(d)	600	615,708
5.95%, 07/29/26 (Call 07/29/22)(d)	200	211,122
Investment Energy Resources Ltd., 6.25%, 04/26/29 (Call 04/26/25)(d)	600	641,052
MSU Energy SA/UGEN SA/UENSA SA, 6.88%, 02/01/25 (Call 01/02/22)(d)	400	325,744
Renewable Energy Group Inc., 5.88%, 06/01/28 (Call 06/01/24)(b)	275	289,179
SK Battery America Inc.
1.63%, 01/26/24(d)	200	199,300
2.13%, 01/26/26(d)	600	587,964
Sunnova Energy Corp., 5.88%, 09/01/26 (Call 09/01/23)(b)	200	204,146
TerraForm Power Operating LLC
4.25%, 01/31/23 (Call 10/31/22)(b)	250	256,165
4.75%, 01/15/30 (Call 01/15/25)(b)	355	368,128
5.00%, 01/31/28 (Call 07/31/27)(b)	330	352,625
Topaz Solar Farms LLC, 5.75%, 09/30/39(b)	368	443,754

		7,769,903

Engineering & Construction — 0.1%
AECOM, 5.13%, 03/15/27 (Call 12/15/26)	492	542,799
Aeropuerto Internacional de Tocumen SA
4.00%, 08/11/41 (Call 08/11/40)(d)	400	401,924
5.13%, 08/11/61 (Call 08/11/60)(d)	600	625,224
Anhui Transportation Holding Group HK Ltd., 1.62%, 08/26/26(d)	200	195,736
Arcosa Inc., 4.38%, 04/15/29 (Call 04/15/24)(b)	225	228,947
Artera Services LLC, 9.03%, 12/04/25 (Call 02/04/23)(b)	445	478,989
BCEG Hongkong Co. Ltd., 2.22%, 07/02/26 (Call 06/02/26)(d)	200	198,138
Bioceanico Sovereign Certificate Ltd., 0.00% 06/05/34(d)(h)	331	245,222
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 07/15/22)(b)	460	460,037
Brundage-Bone Concrete Pumping Holdings Inc., 6.00%, 02/01/26 (Call 02/01/23)(b)	260	272,129
CCCI Treasure Ltd.
3.43%, (Call 11/21/24)(a)(d)(g)	200	203,454
3.65%, (Call 11/21/26)(a)(d)(g)	600	615,180
Cellnex Finance Co SA, 3.88%, 07/07/41 (Call 04/07/41)(b)	200	196,058
China Minmetals Corp., 3.75%, (Call 11/13/22)(a)(d)(g)	200	203,018
China Railway Xunjie Co. Ltd., 3.25%, 07/28/26(d)	400	420,244

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Engineering & Construction (continued)
China State Construction Finance Cayman II Ltd., 3.38%, 11/29/22(d)	$200	$203,302
Delhi International Airport Ltd.
6.13%, 10/31/26(d)	200	201,272
6.45%, 06/04/29(d)	600	594,468
Dianjian International Finance Ltd., 4.60%, (Call 03/13/23)(a)(d)(g)	200	205,072
Dycom Industries Inc., 4.50%, 04/15/29 (Call 04/15/24)(b)	250	254,493
Fluor Corp.
3.50%, 12/15/24 (Call 09/15/24)(c)	238	248,700
4.25%, 09/15/28 (Call 06/15/28)	304	316,500
Global Infrastructure Solutions Inc., 5.63%, 06/01/29 (Call 06/01/24)(b)	225	230,420
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/29 (Call 06/01/24)(b)	160	162,845
Hongkong International Qingdao Co. Ltd., 3.90%, 11/11/22(d)	1,000	1,009,100
IEA Energy Services LLC, 6.63%, 08/15/29 (Call 08/15/24)(b)	12	11,823
IHS Netherlands Holdco BV
7.13%, 03/18/25 (Call 09/18/22)(d)	450	465,268
8.00%, 09/18/27 (Call 09/18/22)(d)	600	637,962
INNOVATE Corp., 8.50%, 02/01/26 (Call 02/01/23)(b)	180	179,881
Interchile SA
4.50%, 06/30/56 (Call 12/30/55)(b)	400	422,252
4.50%, 06/30/56 (Call 12/30/55)(d)	200	211,126
MasTec Inc., 4.50%, 08/15/28 (Call 08/15/23)(b)	280	287,602
Mexico City Airport Trust
3.88%, 04/30/28(d)	400	414,224
4.25%, 10/31/26 (Call 07/31/26)(d)	400	427,800
5.50%, 10/31/46(d)	200	203,006
5.50%, 07/31/47 (Call 01/31/47)(d)	1,000	1,015,780
Michael Baker International LLC, 8.75%, 03/01/23 (Call 12/01/21)	150	150,839
Powerchina Roadbridge Group British Virgin Islands Ltd., 3.08%, (Call 04/01/26)(a)(d)(g)	400	400,404
Sepco Virgin Ltd., 3.55%, (Call 10/25/24)(a)(d)(g)	400	408,760
Shuifa International Holdings BVI Co. Ltd., 4.30%, 05/08/23(d)	200	197,018
State Agency of Roads of Ukraine, 6.25%, 06/24/28(d)	600	588,156
Summit Digital Infrastructure, 2.88%, 08/12/31 (Call 08/12/30)(d)	200	191,596
Sydney Airport Finance Co. Pty Ltd.
3.63%, 04/28/26 (Call 01/28/26)(b)	15	16,005
3.90%, 03/22/23(b)	725	753,753
TopBuild Corp.
3.63%, 03/15/29 (Call 03/15/24)(b)	210	211,113
4.13%, 02/15/32 (Call 10/15/26)(b)	250	251,753
Tutor Perini Corp., 6.88%, 05/01/25 (Call 05/01/22)(b)	275	280,352
VM Consolidated Inc., 5.50%, 04/15/29 (Call 04/15/24)(b)	175	177,427
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28 (Call 09/15/23)(b)	210	217,600
Yongda Investment Ltd., 2.25%, 06/16/25(d)	200	199,376
Yun-Top International Investment Co. BVI Ltd., 5.10%, 07/21/23(d)	200	202,330

		17,236,477

Entertainment — 0.1%
Affinity Gaming, 6.88%, 12/15/27 (Call 12/01/23)(b)	275	285,172

Security	Par (000)	Value

Entertainment (continued)
Allen Media LLC/Allen Media Co-Issuer Inc., 10.50%, 02/15/28 (Call 02/15/23)(b)	$410	$440,631
AMC Entertainment Holdings Inc.
10.50%, 04/15/25 (Call 04/15/22)(b)(c)	215	230,706
10.50%, 04/24/26 (Call 06/15/22)(b)(c)	152	162,727
Banijay Entertainment SASU, 5.38%, 03/01/25 (Call 03/01/22)(b)	200	205,858
Boyne USA Inc., 4.75%, 05/15/29 (Call 05/15/24)(b)	275	282,073
Buena Vista Gaming Authority, 13.00%, 04/01/23 (Call 04/01/22)(b)	30	32,281
Caesars Entertainment Inc.
4.63%, 10/15/29 (Call 10/15/24)(b)	600	603,582
6.25%, 07/01/25 (Call 07/01/22)(b)	1,620	1,705,228
8.13%, 07/01/27 (Call 07/01/23)(b)	890	997,156
Caesars Resort Collection LLC/CRC Finco Inc., 5.75%, 07/01/25 (Call 07/01/22)(b)	430	451,736
CCM Merger Inc., 6.38%, 05/01/26 (Call 11/01/22)(b)	50	52,636
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)	230	238,363
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/24 (Call 06/01/22)	175	176,535
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.38%, 04/15/27 (Call 04/15/22)	250	257,553
5.50%, 05/01/25 (Call 05/01/22)(b)	495	514,795
6.50%, 10/01/28 (Call 10/01/23)	175	187,565
Churchill Downs Inc.
4.75%, 01/15/28 (Call 01/15/23)(b)	315	327,033
5.50%, 04/01/27 (Call 04/01/22)(b)	315	326,416
Cinemark USA Inc.
5.25%, 07/15/28 (Call 07/15/24)(b)	430	419,714
5.88%, 03/15/26 (Call 03/15/23)(b)	175	175,914
8.75%, 05/01/25 (Call 05/01/22)(b)	125	134,070
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/23 (Call 02/15/22)(b)	50	51,862
Empire Resorts Inc., 7.75%, 11/01/26 (Call 11/01/23)(b)	200	204,196
Everi Holdings Inc., 5.00%, 07/15/29 (Call 07/15/24)(b)	190	194,583
Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/24 (Call 03/01/22)(b)	125	128,704
Genm Capital Labuan Ltd.
3.88%, 04/19/31 (Call 01/19/31)(b)	400	392,400
3.88%, 04/19/31 (Call 01/19/31)(d)	600	588,600
Golden Entertainment Inc., 7.63%, 04/15/26 (Call 04/15/22)(b)	150	157,572
International Game Technology PLC
4.13%, 04/15/26 (Call 04/15/23)(b)	400	413,264
5.25%, 01/15/29 (Call 01/15/24)(b)	400	420,944
6.25%, 01/15/27 (Call 07/15/26)(b)	400	450,556
6.50%, 02/15/25 (Call 08/15/24)(b)	400	444,520
Jacobs Entertainment Inc., 7.88%, 02/01/24 (Call 02/01/22)(b)	185	190,550
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (Call 03/23/24)(b)	485	495,651
Live Nation Entertainment Inc.
3.75%, 01/15/28 (Call 01/15/24)(b)	285	282,438
4.75%, 10/15/27 (Call 10/15/22)(b)	470	479,306
4.88%, 11/01/24 (Call 11/01/21)(b)	315	318,701
5.63%, 03/15/26 (Call 03/15/22)(b)	175	181,563
6.50%, 05/15/27 (Call 05/15/23)(b)	592	649,531

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Entertainment (continued)
Merlin Entertainments Ltd., 5.75%, 06/15/26 (Call 03/17/26)(b)	$200	$206,810
Midwest Gaming Borrower LLC, 4.88%, 05/01/29 (Call 05/01/24)(b)	355	358,234
Mohegan Gaming & Entertainment
7.88%, 10/15/24 (Call 10/15/22)(b)(c)	250	259,488
8.00%, 02/01/26 (Call 02/01/23)(b)	580	599,621
Motion Bondco DAC, 6.63%, 11/15/27 (Call 11/15/22)(b)	200	201,934
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance Inc., 8.50%, 11/15/27 (Call 11/15/23)(b)	400	426,840
Penn National Gaming Inc.
4.13%, 07/01/29 (Call 07/01/24)(b)	200	196,098
5.63%, 01/15/27 (Call 01/15/22)(b)	275	284,146
Powdr Corp., 6.00%, 08/01/25 (Call 08/01/22)(b)	45	47,070
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.63%, 09/01/29 (Call 09/01/24)(b)	395	402,406
5.88%, 09/01/31 (Call 09/01/26)(b)	370	377,411
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26 (Call 11/01/22)(b)	95	95,941
Resorts World Las Vegas LLC/RWLV Capital Inc.
4.63%, 04/16/29 (Call 01/16/29)(d)	400	404,824
4.63%, 04/06/31 (Call 01/06/31)(b)	220	218,913
Scientific Games International Inc.
5.00%, 10/15/25 (Call 10/15/22)(b)	605	623,307
7.00%, 05/15/28 (Call 05/15/23)(b)	330	356,489
7.25%, 11/15/29 (Call 11/15/24)(b)	225	254,297
8.25%, 03/15/26 (Call 03/15/22)(b)	485	514,682
8.63%, 07/01/25 (Call 07/01/22)(b)	270	291,840
SeaWorld Parks & Entertainment Inc.
5.25%, 08/15/29 (Call 08/15/24)(b)	400	407,908
8.75%, 05/01/25 (Call 05/01/22)(b)	100	107,106
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 07/31/22)(b)	435	440,281
5.50%, 04/15/27 (Call 04/15/22)(b)(c)	240	248,707
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 07/01/22)(b)	320	340,326
Speedway Motorsports LLC/Speedway Funding II Inc., 4.88%, 11/01/27 (Call 11/01/22)(b)	45	45,894
Vail Resorts Inc., 6.25%, 05/15/25 (Call 05/15/22)(b)	100	105,384
WMG Acquisition Corp.
3.00%, 02/15/31 (Call 02/15/26)(b)	390	379,392
3.88%, 07/15/30 (Call 07/15/25)(b)	275	286,003
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.13%, 10/01/29 (Call 07/01/29)(b)	415	417,282
7.75%, 04/15/25 (Call 04/15/22)(b)	300	316,083

		23,467,402

Environmental Control — 0.1%
Clean Harbors Inc.
4.88%, 07/15/27 (Call 07/15/22)(b)	155	161,947
5.13%, 07/15/29 (Call 07/15/24)(b)	50	54,395
Covanta Holding Corp.
5.00%, 09/01/30 (Call 09/01/25)	185	184,081
5.88%, 07/01/25 (Call 07/01/22)	100	103,250
6.00%, 01/01/27 (Call 01/01/22)	285	294,778
FS Luxembourg Sarl, 10.00%, 12/15/25(d)	600	661,344

Security	Par (000)	Value

Environmental Control (continued)
GFL Environmental Inc.
3.50%, 09/01/28 (Call 03/01/28)(b)	$390	$388,319
3.75%, 08/01/25 (Call 08/01/22)(b)	390	400,998
4.00%, 08/01/28 (Call 08/01/23)(b)	395	385,785
4.25%, 06/01/25 (Call 06/01/22)(b)	196	202,109
4.38%, 08/15/29 (Call 08/15/24)(b)	220	218,209
4.75%, 06/15/29 (Call 06/15/24)(b)	450	454,374
5.13%, 12/15/26 (Call 12/15/22)(b)	275	287,972
Harsco Corp., 5.75%, 07/31/27 (Call 07/31/22)(b)	275	285,282
Madison IAQ LLC
4.13%, 06/30/28 (Call 06/30/24)(b)	355	352,948
5.88%, 06/30/29 (Call 06/30/24)(b)	520	516,022
Republic Services Inc.
0.88%, 11/15/25 (Call 10/15/25)	463	452,342
1.45%, 02/15/31 (Call 11/15/30)	815	762,212
1.75%, 02/15/32 (Call 11/15/31)	625	591,462
2.30%, 03/01/30 (Call 12/01/29)	224	226,359
2.50%, 08/15/24 (Call 07/15/24)	940	976,848
2.90%, 07/01/26 (Call 04/01/26)	538	567,590
3.05%, 03/01/50 (Call 09/01/49)	263	274,425
3.20%, 03/15/25 (Call 12/15/24)	260	275,434
3.38%, 11/15/27 (Call 08/15/27)	294	317,208
3.95%, 05/15/28 (Call 02/15/28)	395	442,396
4.75%, 05/15/23 (Call 02/15/23)	235	247,432
5.70%, 05/15/41 (Call 11/15/40)	25	34,526
Stericycle Inc.
3.88%, 01/15/29 (Call 11/15/23)(b)	245	240,889
5.38%, 07/15/24 (Call 06/07/22)(b)	200	205,726
Tervita Corp., 11.00%, 12/01/25 (Call 12/01/23)(b)	142	162,998
Waste Connections Inc.
2.20%, 01/15/32 (Call 10/15/31)	500	491,225
2.60%, 02/01/30 (Call 11/01/29)	207	212,742
2.95%, 01/15/52 (Call 07/15/51)	335	333,972
3.50%, 05/01/29 (Call 02/01/29)	1,337	1,457,985
4.25%, 12/01/28 (Call 09/01/28)	305	348,060
Waste Management Inc.
0.75%, 11/15/25 (Call 10/15/25)	316	308,855
1.15%, 03/15/28 (Call 01/15/28)	1,123	1,070,780
1.50%, 03/15/31 (Call 12/15/30)	160	150,088
2.00%, 06/01/29 (Call 04/01/29)	183	182,253
2.40%, 05/15/23 (Call 03/15/23)	660	676,441
2.50%, 11/15/50 (Call 05/15/50)	163	154,695
2.95%, 06/01/41 (Call 12/01/40)	555	573,260
3.15%, 11/15/27 (Call 08/15/27)	363	389,452
4.15%, 07/15/49 (Call 01/15/49)	334	420,586
Waste Pro USA Inc., 5.50%, 02/15/26 (Call 02/15/22)(b)	230	227,753

		17,727,807

Food — 0.7%
Ahold Finance USA LLC, 6.88%, 05/01/29	132	173,432
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 09/15/22)(b)	395	401,687
3.50%, 02/15/23 (Call 12/15/22)(b)	350	356,269
3.50%, 03/15/29 (Call 09/15/23)(b)	645	635,667
4.63%, 01/15/27 (Call 01/15/22)(b)	640	669,619
4.88%, 02/15/30 (Call 02/15/25)(b)	500	535,865
5.75%, 03/15/25 (Call 09/15/22)	134	135,927
5.88%, 02/15/28 (Call 08/15/22)(b)	364	387,209
7.50%, 03/15/26 (Call 03/15/22)(b)	299	322,155
Almarai Sukuk Ltd., 4.31%, 03/05/24(d)	200	214,578

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Arcor SAIC, 6.00%, 07/06/23(d)	$300	$292,557
B&G Foods Inc.
5.25%, 04/01/25 (Call 04/01/22)	450	460,544
5.25%, 09/15/27 (Call 03/01/22)	280	287,291
Bestfoods, Series E, 7.25%, 12/15/26	250	320,845
Blossom Joy Ltd.
2.20%, 10/21/30 (Call 07/21/30)(d)	400	388,404
3.10%, (Call 07/21/25)(a)(d)(g)	200	202,942
BRF SA, 5.75%, 09/21/50 (Call 03/21/50)(d)	1,020	953,649
C&S Group Enterprises LLC, 5.00%, 12/15/28 (Call 12/15/23)(b)	200	186,108
Campbell Soup Co.
2.38%, 04/24/30 (Call 01/24/30)	190	189,951
3.13%, 04/24/50 (Call 10/24/49)	318	315,796
3.30%, 03/19/25 (Call 12/19/24)	100	106,005
3.65%, 03/15/23 (Call 02/15/23)	400	415,196
3.95%, 03/15/25 (Call 01/15/25)	241	260,723
4.15%, 03/15/28 (Call 12/15/27)	380	425,608
4.80%, 03/15/48 (Call 09/15/47)	445	562,551
Cencosud SA
4.38%, 07/17/27 (Call 04/17/27)(d)	400	424,952
5.15%, 02/12/25 (Call 11/12/24)(d)	400	436,528
6.63%, 02/12/45 (Call 08/12/44)(c)(d)	200	256,138
China Mengniu Dairy Co. Ltd.
1.88%, 06/17/25 (Call 05/17/25)(d)	200	198,928
2.50%, 06/17/30 (Call 03/17/30)(d)	600	592,914
3.00%, 07/18/24(d)	400	414,756
China Modern Dairy Holdi, 2.13%, 07/14/26 (Call 06/14/26)(d)	200	193,318
Chobani LLC/Chobani Finance Corp. Inc.
4.63%, 11/15/28 (Call 11/15/23)(b)	220	225,667
7.50%, 04/15/25 (Call 04/15/22)(b)	145	150,717
CK Hutchison International 20 Ltd., 2.50%, 05/08/30 (Call 02/08/30)(b)	335	337,275
CK Hutchison International 21 Ltd., 2.50%, 04/15/31 (Call 01/15/31)(b)	675	678,544
Conagra Brands Inc.
1.38%, 11/01/27 (Call 09/01/27)	255	245,494
3.20%, 01/25/23 (Call 10/25/22)	222	227,510
4.30%, 05/01/24 (Call 04/01/24)	571	614,967
4.60%, 11/01/25 (Call 09/01/25)	365	406,446
4.85%, 11/01/28 (Call 08/01/28)	745	869,445
5.30%, 11/01/38 (Call 05/01/38)	521	661,154
5.40%, 11/01/48 (Call 05/01/48)	624	845,564
7.00%, 10/01/28	62	80,894
8.25%, 09/15/30	220	318,892
Danone SA
2.59%, 11/02/23 (Call 09/02/23)(b)	273	282,227
2.95%, 11/02/26 (Call 08/02/26)(b)	270	285,333
Del Monte Foods Inc., 11.88%, 05/15/25 (Call 05/15/22)(b)	250	280,688
FAGE International SA/FAGE USA Dairy Industry Inc., 5.63%, 08/15/26 (Call 08/15/22)(b)	200	205,012
Flowers Foods Inc., 2.40%, 03/15/31 (Call 12/15/30)	769	760,087
Fresh Market Inc. (The), 9.75%, 05/01/23 (Call 05/01/22)(b)	100	102,893
General Mills Inc.
2.25%, 10/14/31 (Call 07/14/31)	700	695,093
2.88%, 04/15/30 (Call 01/15/30)	698	731,316
3.00%, 02/01/51 (Call 08/01/50)(b)(c)	743	759,844

Security	Par (000)	Value

Food (continued)
3.20%, 02/10/27 (Call 11/10/26)	$342	$366,675
3.65%, 02/15/24 (Call 11/15/23)	293	309,651
3.70%, 10/17/23 (Call 09/17/23)	838	884,031
4.00%, 04/17/25 (Call 02/17/25)	179	194,596
4.15%, 02/15/43 (Call 08/15/42)	6	7,099
4.20%, 04/17/28 (Call 01/17/28)	1,127	1,276,023
5.40%, 06/15/40	185	247,167
Grupo Bimbo SAB de CV
3.88%, 06/27/24(d)	600	637,464
4.00%, 09/06/49(d)	400	441,932
4.70%, 11/10/47 (Call 05/10/47)(d)	400	483,184
4.88%, 06/27/44(d)	200	240,890
5.95%, (Call 04/17/23)(a)(c)(d)(g)	400	417,160
Hershey Co. (The)
0.90%, 06/01/25 (Call 05/01/25)	310	307,846
2.05%, 11/15/24 (Call 10/15/24)	500	516,825
2.30%, 08/15/26 (Call 05/15/26)	903	940,186
2.45%, 11/15/29 (Call 08/15/29)	209	216,973
2.65%, 06/01/50 (Call 12/01/49)	35	34,927
3.13%, 11/15/49 (Call 05/15/49)	160	174,091
3.20%, 08/21/25 (Call 05/21/25)	10	10,672
H-Food Holdings LLC/Hearthside Finance Co. Inc., 8.50%, 06/01/26 (Call 06/01/22)(b)	179	185,267
Hormel Foods Corp.
1.70%, 06/03/28 (Call 04/03/28)	319	316,371
1.80%, 06/11/30 (Call 03/11/30)	425	416,445
3.05%, 06/03/51 (Call 12/03/50)	406	433,770
Indofood CBP Sukses Makmur Tbk PT
3.40%, 06/09/31 (Call 12/09/30)(d)	600	598,116
4.75%, 06/09/51 (Call 12/09/50)(d)	400	407,676
Ingles Markets Inc., 4.00%, 06/15/31 (Call 06/15/26)(b)	160	159,886
Ingredion Inc.
2.90%, 06/01/30 (Call 03/01/30)	462	480,009
3.20%, 10/01/26 (Call 07/01/26)	307	328,026
3.90%, 06/01/50 (Call 12/01/49)	65	74,901
J M Smucker Co. (The), 2.13%, 03/15/32 (Call 12/15/31)	1,000	971,130
JBS Finance Luxembourg Sarl, 3.63%, 01/15/32 (Call 06/15/26)(b)	426	422,315
JBS USA Food Co.
5.75%, 01/15/28 (Call 07/30/22)(b)	600	626,418
7.00%, 01/15/26 (Call 01/15/22)(b)	450	469,201
JBS USA LUX SA/JBS USA Finance Inc., 6.75%, 02/15/28 (Call 02/15/23)(b)	400	431,692
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
3.75%, 12/01/31 (Call 12/01/26)(b)	615	629,459
5.50%, 01/15/30 (Call 01/15/25)(b)	609	666,855
6.50%, 04/15/29 (Call 04/15/24)(b)	371	411,958
JGSH Philippines Ltd., 4.13%, 07/09/30(d)	900	954,891
JM Smucker Co. (The)
2.38%, 03/15/30 (Call 12/15/29)	60	60,539
3.38%, 12/15/27 (Call 09/15/27)	1,064	1,149,620
3.50%, 03/15/25	1,113	1,192,301
3.55%, 03/15/50 (Call 09/15/49)	150	165,327
4.25%, 03/15/35	260	303,685
4.38%, 03/15/45	59	72,522
KeHE Distributors LLC/KeHE Finance Corp., 8.63%, 10/15/26 (Call 10/15/22)(b)	81	87,075

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Kellogg Co.
2.10%, 06/01/30 (Call 03/01/30)	$790	$778,261
2.65%, 12/01/23	377	391,473
3.25%, 04/01/26	227	243,458
3.40%, 11/15/27 (Call 08/15/27)	305	329,458
4.30%, 05/15/28 (Call 02/15/28)	275	312,859
4.50%, 04/01/46	215	268,928
Series B, 7.45%, 04/01/31	587	836,252
Kerry Group Financial Services Unlimited Co., 3.20%, 04/09/23 (Call 01/09/23)(b)	25	25,784
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40	165	226,349
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)	1,299	1,355,026
3.75%, 04/01/30 (Call 01/01/30)	510	552,809
3.88%, 05/15/27 (Call 02/15/27)	655	710,780
4.25%, 03/01/31 (Call 12/01/30)	790	890,709
4.38%, 06/01/46 (Call 12/01/45)	1,456	1,699,385
4.63%, 01/30/29 (Call 10/30/28)	545	620,624
4.63%, 10/01/39 (Call 04/01/39)	275	322,196
4.88%, 10/01/49 (Call 04/01/49)	705	874,503
5.00%, 07/15/35 (Call 01/15/35)	785	965,362
5.00%, 06/04/42	835	1,037,588
5.20%, 07/15/45 (Call 01/15/45)	950	1,206,044
5.50%, 06/01/50 (Call 12/01/49)	395	529,470
6.38%, 07/15/28	190	235,931
6.50%, 02/09/40	415	591,607
6.75%, 03/15/32	250	339,623
6.88%, 01/26/39	420	616,274
7.13%, 08/01/39(b)	435	661,004
Kroger Co. (The)
1.70%, 01/15/31 (Call 10/15/30)	645	613,072
2.20%, 05/01/30 (Call 02/01/30)	310	309,324
2.65%, 10/15/26 (Call 07/15/26)	596	624,101
3.50%, 02/01/26 (Call 11/01/25)	400	434,008
3.70%, 08/01/27 (Call 05/01/27)	312	342,280
3.85%, 08/01/23 (Call 05/01/23)	156	163,511
3.88%, 10/15/46 (Call 04/15/46)	115	129,865
3.95%, 01/15/50 (Call 07/15/49)	287	332,329
4.45%, 02/01/47 (Call 08/01/46)	372	452,981
4.50%, 01/15/29 (Call 10/15/28)	239	278,167
4.65%, 01/15/48 (Call 07/15/47)	413	518,583
5.00%, 04/15/42 (Call 10/15/41)	175	222,616
5.15%, 08/01/43 (Call 02/01/43)	381	496,942
5.40%, 07/15/40 (Call 01/15/40)	470	614,295
5.40%, 01/15/49 (Call 07/15/48)	255	356,572
6.90%, 04/15/38	39	57,428
7.50%, 04/01/31	30	42,329
Lamb Weston Holdings Inc.
4.13%, 01/31/30 (Call 01/31/25)(b)	475	475,556
4.38%, 01/31/32 (Call 01/31/27)(b)	475	475,641
4.63%, 11/01/24 (Call 11/01/21)(b)	400	409,724
4.88%, 11/01/26 (Call 11/01/21)(b)	277	284,133
4.88%, 05/15/28 (Call 11/15/27)(b)	240	257,609
Land O’Lakes Capital Trust I, 7.45%, 03/15/28(b)	100	115,367
MARB BondCo PLC, 3.95%, 01/29/31 (Call 01/29/26)(d)	800	761,344
Mars Inc.
0.88%, 07/16/26 (Call 06/16/26)(b)	502	489,877
2.38%, 07/16/40 (Call 01/16/40)(b)	610	589,010
2.45%, 07/16/50 (Call 01/16/50)(b)	650	617,552

Security	Par (000)	Value

Food (continued)
2.70%, 04/01/25 (Call 03/01/25)(b)	$351	$367,546
3.20%, 04/01/30 (Call 01/01/30)(b)	51	55,211
3.60%, 04/01/34 (Call 01/01/34)(b)	272	303,925
3.88%, 04/01/39 (Call 10/01/38)(b)	195	227,146
3.95%, 04/01/44 (Call 10/01/43)(b)	45	52,830
3.95%, 04/01/49 (Call 10/01/48)(b)	165	200,627
4.13%, 04/01/54 (Call 10/01/53)(b)	255	323,274
4.20%, 04/01/59 (Call 10/01/58)(b)	294	378,216
McCormick & Co. Inc./MD
0.90%, 02/15/26 (Call 01/15/26)	350	340,263
1.85%, 02/15/31 (Call 11/15/30)	422	404,892
3.15%, 08/15/24 (Call 06/15/24)	915	966,057
3.40%, 08/15/27 (Call 05/15/27)	848	919,944
4.20%, 08/15/47 (Call 02/15/47)	160	192,658
Minerva Luxembourg SA, 4.38%, 03/18/31	1,200	1,140,468
Mondelez International Holdings Netherlands BV
0.75%, 09/24/24(b)	435	430,781
1.25%, 09/24/26 (Call 08/24/26)(b)	500	490,295
2.13%, 09/19/22(b)	172	174,595
2.25%, 09/19/24 (Call 08/19/24)(b)	460	474,909
Mondelez International Inc.
1.50%, 05/04/25 (Call 04/04/25)	336	338,822
1.50%, 02/04/31 (Call 11/04/30)(c)	660	618,110
1.88%, 10/15/32 (Call 07/15/32)	683	651,657
2.63%, 09/04/50 (Call 03/04/50)	283	266,535
2.75%, 04/13/30 (Call 01/13/30)	933	971,356
3.63%, 02/13/26 (Call 12/13/25)	365	395,897
4.13%, 05/07/28 (Call 02/07/28)	80	91,826
NBM U.S. Holdings Inc., 7.00%, 05/14/26 (Call 05/14/22)(d)	600	635,886
Nestle Holdings Inc.
0.38%, 01/15/24(b)	190	188,273
0.63%, 01/15/26 (Call 12/15/25)(b)	505	490,552
1.15%, 01/14/27 (Call 12/14/26)(b)	200	196,320
1.50%, 09/14/28 (Call 07/14/28)(b)	400	391,196
1.88%, 09/14/31 (Call 06/14/31)(b)	400	393,796
2.38%, 11/17/22(d)	23	23,471
2.50%, 09/14/41 (Call 03/14/41)(b)	500	494,985
2.63%, 09/14/51 (Call 03/14/51)(b)	300	301,347
3.35%, 09/24/23 (Call 08/24/23)(b)	405	425,218
3.63%, 09/24/28 (Call 06/24/28)(b)	120	133,841
3.90%, 09/24/38 (Call 03/24/38)(b)	550	650,243
4.00%, 09/24/48 (Call 03/24/48)(b)	945	1,187,402
Performance Food Group Inc.
4.25%, 08/01/29 (Call 08/01/24)(b)	480	480,662
5.50%, 10/15/27 (Call 10/15/22)(b)	580	606,436
6.88%, 05/01/25 (Call 05/01/22)(b)	110	116,094
Pilgrim’s Pride Corp.
3.50%, 03/01/32 (Call 09/01/26)(b)	440	442,917
4.25%, 04/15/31 (Call 04/15/26)(b)	498	525,519
5.88%, 09/30/27 (Call 09/30/22)(b)	535	563,874
Post Holdings Inc.
4.50%, 09/15/31 (Call 09/15/26)(b)	875	858,812
4.63%, 04/15/30 (Call 04/15/25)(b)	815	819,890
5.50%, 12/15/29 (Call 12/15/24)(b)	355	377,553
5.63%, 01/15/28 (Call 12/01/22)(b)	465	485,167
5.75%, 03/01/27 (Call 03/01/22)(b)	644	668,253
Safeway Inc., 7.25%, 02/01/31	135	162,539
SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/28 (Call 10/09/23)(b)	165	174,222

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Sigma Alimentos SA de CV, 4.13%, 05/02/26 (Call 02/02/26)(d)	$600	$645,090
Sigma Finance Netherlands BV, 4.88%, 03/27/28 (Call 12/27/27)(d)	200	223,996
Sigma Holdco BV, 7.88%, 05/15/26 (Call 05/15/22)(b)	250	244,615
Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons Feed, 4.63%, 03/01/29 (Call 03/01/24)(b)	400	403,972
Smithfield Foods Inc.
2.63%, 09/13/31 (Call 06/13/31)(b)	10	9,660
3.00%, 10/15/30 (Call 07/15/30)(b)	358	357,911
4.25%, 02/01/27 (Call 11/01/26)(b)	170	184,374
5.20%, 04/01/29 (Call 01/01/29)(b)	659	756,717
Sysco Corp.
2.40%, 02/15/30 (Call 11/15/29)	40	40,454
3.25%, 07/15/27 (Call 04/15/27)	708	758,119
3.30%, 07/15/26 (Call 04/15/26)	755	808,507
3.30%, 02/15/50 (Call 08/15/49)	45	47,046
3.55%, 03/15/25 (Call 01/15/25)	115	123,221
3.75%, 10/01/25 (Call 07/01/25)	304	329,603
4.45%, 03/15/48 (Call 09/15/47)	320	388,611
4.50%, 04/01/46 (Call 10/01/45)	535	643,252
4.85%, 10/01/45 (Call 04/01/45)	335	426,405
5.38%, 09/21/35	225	287,687
5.65%, 04/01/25 (Call 03/01/25)	215	244,685
5.95%, 04/01/30 (Call 01/01/30)	640	810,790
6.60%, 04/01/50 (Call 10/01/49)	452	726,350
TreeHouse Foods Inc., 4.00%, 09/01/28 (Call 09/01/23)	325	310,606
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)	774	843,745
3.90%, 09/28/23 (Call 08/28/23)	412	435,595
3.95%, 08/15/24 (Call 05/15/24)	1,134	1,215,421
4.00%, 03/01/26 (Call 01/01/26)	450	494,059
4.35%, 03/01/29 (Call 12/01/28)	393	452,111
4.55%, 06/02/47 (Call 12/02/46)	517	647,641
4.88%, 08/15/34 (Call 02/15/34)	394	482,650
5.10%, 09/28/48 (Call 03/28/48)	669	906,870
5.15%, 08/15/44 (Call 02/15/44)	180	236,095
U.S. Foods Inc.
4.75%, 02/15/29 (Call 02/15/24)(b)	435	440,298
6.25%, 04/15/25 (Call 04/15/22)(b)	409	429,274
Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(d)	200	209,676
United Natural Foods Inc., 6.75%, 10/15/28 (Call 10/15/23)(b)	240	259,975

		106,689,383

Food Service — 0.0%
Aramark Services Inc.
5.00%, 04/01/25 (Call 04/01/22)(b)	300	307,029
5.00%, 02/01/28 (Call 02/01/23)(b)	568	583,353
6.38%, 05/01/25 (Call 05/01/22)(b)	685	721,038
Bloomin’ Brands Inc./OSI Restaurant Partners LLC, 5.13%, 04/15/29 (Call 04/15/24)(b)	150	148,260
Carrols Restaurant Group Inc., 5.88%, 07/01/29 (Call 07/01/24)(b)	165	151,043
Papa John’s International Inc., 3.88%, 09/15/29 (Call 09/15/24)(b)	185	180,865

Security	Par (000)	Value

Food Service (continued)
TKC Holdings Inc.
6.88%, 05/15/28 (Call 05/15/24)(b)	$180	$185,029
10.50%, 05/15/29 (Call 05/15/24)(b)	330	356,397

		2,633,014

Forest Products & Paper — 0.1%
Celulosa Arauco y Constitucion SA
3.88%, 11/02/27 (Call 08/02/27)	342	364,425
4.25%, 04/30/29 (Call 01/30/29)(d)	400	425,880
4.50%, 08/01/24 (Call 05/01/24)	260	276,900
5.15%, 01/29/50 (Call 07/29/49)(d)	450	504,265
5.50%, 11/02/47 (Call 05/02/47)	215	247,474
5.50%, 04/30/49 (Call 10/30/48)(d)	200	231,374
Clearwater Paper Corp.
4.75%, 08/15/28 (Call 08/15/23)(b)	215	218,462
5.38%, 02/01/25(b)	75	81,144
Fibria Overseas Finance Ltd.
4.00%, 01/14/25 (Call 11/14/24)	60	63,256
5.50%, 01/17/27	1,019	1,142,014
Georgia-Pacific LLC
0.63%, 05/15/24(b)	725	719,903
0.95%, 05/15/26 (Call 04/15/26)(b)	612	596,822
1.75%, 09/30/25 (Call 08/30/25)(b)	586	593,893
2.10%, 04/30/27 (Call 02/28/27)(b)	292	296,736
2.30%, 04/30/30 (Call 01/30/30)(b)	100	101,584
3.60%, 03/01/25 (Call 12/01/24)(b)	15	16,085
3.73%, 07/15/23 (Call 04/15/23)(b)	935	977,739
7.75%, 11/15/29	70	98,870
8.00%, 01/15/24	302	348,004
Glatfelter Corp., 4.75%, 11/15/29 (Call 11/01/24)(b)	240	244,498
International Paper Co.
4.35%, 08/15/48 (Call 02/15/48)	413	516,134
4.40%, 08/15/47 (Call 02/15/47)	395	491,427
4.80%, 06/15/44 (Call 12/15/43)	460	585,014
5.00%, 09/15/35 (Call 03/15/35)	541	669,720
5.15%, 05/15/46 (Call 11/15/45)	257	342,314
6.00%, 11/15/41 (Call 05/15/41)	254	356,105
7.30%, 11/15/39	375	577,942
Inversiones CMPC SA
3.85%, 01/13/30 (Call 10/13/29)(d)	600	623,928
4.38%, 04/04/27(d)	200	217,872
Inversiones CMPC SA/Cayman Islands Branch, 4.38%, 05/15/23 (Call 02/15/23)(d)	400	414,084
Mercer International Inc.
5.13%, 02/01/29 (Call 02/01/24)	450	447,381
5.50%, 01/15/26 (Call 01/15/22)	125	126,876
Pearl Merger Sub Inc., 6.75%, 10/01/28 (Call 10/01/24)(b)	264	263,295
Resolute Forest Products Inc., 4.88%, 03/01/26 (Call 03/01/23)(b)(c)	170	173,422
Schweitzer-Mauduit International Inc., 6.88%, 10/01/26 (Call 10/01/22)(b)	175	182,431
SpA Holdings 3 Oy, 4.88%, 02/04/28 (Call 02/04/24)(b)	200	200,062
Stora Enso OYJ, 7.25%, 04/15/36(b)	400	547,820
Suzano Austria GmbH
2.50%, 09/15/28 (Call 07/15/28)	250	237,263
3.13%, 01/15/32 (Call 10/15/31)	405	382,190
3.75%, 01/15/31 (Call 10/15/30)	20	20,005
5.00%, 01/15/30 (Call 10/15/29)	1,058	1,139,572
5.75%, 07/14/26(d)	200	228,092
6.00%, 01/15/29 (Call 10/15/28)	615	706,869

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Forest Products & Paper (continued)
7.00%, 03/16/47 (Call 09/16/46)(d)	$400	$503,384
Sylvamo Corp., 7.00%, 09/01/29 (Call 09/01/24)(b)	225	228,863

		17,731,393

Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	325	352,787
5.63%, 05/20/24 (Call 03/20/24)	325	351,439
5.75%, 05/20/27 (Call 02/20/27)	200	223,800
5.88%, 08/20/26 (Call 05/20/26)	420	469,027
APT Pipelines Ltd., 4.20%, 03/23/25 (Call 12/23/24)(b)	659	710,468
Atmos Energy Corp.
1.50%, 01/15/31 (Call 10/15/30)	485	454,911
2.63%, 09/15/29 (Call 06/15/29)	120	123,978
3.00%, 06/15/27 (Call 03/15/27)	25	26,630
3.38%, 09/15/49 (Call 03/15/49)	443	476,411
4.13%, 10/15/44 (Call 04/15/44)	180	210,454
4.13%, 03/15/49 (Call 09/15/48)	265	320,510
4.15%, 01/15/43 (Call 07/15/42)	95	110,525
4.30%, 10/01/48 (Call 04/01/48)	683	839,325
5.50%, 06/15/41 (Call 12/15/40)	178	238,372
Boston Gas Co.
3.00%, 08/01/29 (Call 05/01/29)(b)	195	202,188
3.15%, 08/01/27 (Call 05/01/27)(b)	485	508,498
4.49%, 02/15/42(b)	264	306,269
Brooklyn Union Gas Co. (The)
3.41%, 03/10/26 (Call 12/10/25)(b)	25	26,476
3.87%, 03/04/29 (Call 12/04/28)(b)	270	294,570
4.27%, 03/15/48 (Call 09/15/47)(b)	485	561,290
4.49%, 03/04/49 (Call 09/04/48)(b)	486	578,879
4.50%, 03/10/46 (Call 09/10/45)(b)	248	295,284
CenterPoint Energy Resources Corp.
1.75%, 10/01/30 (Call 07/01/30)	675	645,347
3.55%, 04/01/23 (Call 03/01/23)	423	439,032
4.00%, 04/01/28 (Call 01/01/28)	320	355,446
4.10%, 09/01/47 (Call 03/01/47)	396	466,975
5.85%, 01/15/41 (Call 07/15/40)	25	34,559
East Ohio Gas Co. (The)
1.30%, 06/15/25 (Call 05/15/25)(b)	750	746,340
2.00%, 06/15/30 (Call 03/15/30)(b)	260	253,846
3.00%, 06/15/50 (Call 12/15/49)(b)	215	217,436
Eastern Energy Gas Holdings LLC
3.55%, 11/01/23 (Call 08/01/23)	190	199,141
3.60%, 12/15/24 (Call 09/15/24)	109	116,507
Series A, 2.50%, 11/15/24 (Call 10/15/24)	362	376,987
ENN Clean Energy International Investment Ltd.
3.38%, 05/12/26 (Call 05/12/24)(b)	800	793,968
3.38%, 05/12/26 (Call 05/12/24)(d)	200	198,492
ENN Energy Holdings Ltd., 2.63%, 09/17/30 (Call 06/17/30)(d)	600	592,020
KeySpan Gas East Corp.
2.74%, 08/15/26 (Call 05/15/26)(b)	330	340,501
5.82%, 04/01/41(b)	240	322,819
Korea Gas Corp.
1.13%, 07/13/26(d)	200	196,414
2.00%, 07/13/31(d)	200	196,858
2.88%, 07/16/29(d)	700	743,253
3.50%, 07/21/25(d)	625	673,294
3.50%, 07/02/26(d)	200	217,744
3.88%, 02/12/24(d)	400	427,872
Nakilat Inc., 6.07%, 12/31/33(b)	292	357,968

Security	Par (000)	Value

Gas (continued)
National Fuel Gas Co.
2.95%, 03/01/31 (Call 12/01/30)	$350	$353,552
3.75%, 03/01/23 (Call 12/01/22)	160	164,864
3.95%, 09/15/27 (Call 06/15/27)	397	424,250
4.75%, 09/01/28 (Call 06/01/28)	205	229,067
5.20%, 07/15/25 (Call 04/15/25)	50	55,195
5.50%, 01/15/26 (Call 12/15/25)	381	434,809
NiSource Inc.
0.95%, 08/15/25 (Call 07/15/25)	952	933,465
1.70%, 02/15/31 (Call 11/15/30)	250	235,320
2.95%, 09/01/29 (Call 06/01/29)	285	297,087
3.49%, 05/15/27 (Call 02/15/27)	632	683,666
3.60%, 05/01/30 (Call 02/01/30)	645	703,450
3.95%, 03/30/48 (Call 09/30/47)	183	210,988
4.38%, 05/15/47 (Call 11/15/46)	697	843,572
4.80%, 02/15/44 (Call 08/15/43)	435	542,023
5.25%, 02/15/43 (Call 08/15/42)	95	124,140
5.65%, 02/01/45 (Call 08/01/44)	330	460,403
5.95%, 06/15/41 (Call 12/15/40)	381	529,723
ONE Gas Inc.
1.10%, 03/11/24 (Call 11/15/21)	150	149,448
2.00%, 05/15/30 (Call 02/15/30)	60	58,710
3.61%, 02/01/24 (Call 11/01/23)	273	286,699
4.50%, 11/01/48 (Call 05/01/48)	350	433,412
4.66%, 02/01/44 (Call 08/01/43)	240	297,499
Perusahaan Gas Negara Tbk PT, 5.13%, 05/16/24(d)	400	437,456
Piedmont Natural Gas Co. Inc.
2.50%, 03/15/31 (Call 12/15/30)	300	300,921
3.35%, 06/01/50 (Call 12/01/49)	322	337,530
3.50%, 06/01/29 (Call 03/01/29)	431	465,471
3.64%, 11/01/46 (Call 05/01/46)	164	177,999
4.65%, 08/01/43 (Call 02/01/43)	20	24,422
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29 (Call 07/16/29)(d)	400	399,404
Rockpoint Gas Storage Canada Ltd., 7.00%, 03/31/23 (Call 03/31/22)(b)	100	100,371
SGSP Australia Assets Pty Ltd.
3.25%, 07/29/26(d)	200	212,706
3.30%, 04/09/23(d)	200	206,728
3.50%, 07/07/27(d)	200	215,004
Shaoxing City Investment Group, 2.50%, 08/19/26 (Call 05/19/26)(d)	600	595,824
Southern California Gas Co.
3.15%, 09/15/24 (Call 06/15/24)	15	15,855
3.20%, 06/15/25 (Call 03/15/25)	150	158,868
3.75%, 09/15/42 (Call 03/15/42)	268	298,493
Series TT, 2.60%, 06/15/26 (Call 03/15/26)	390	408,244
Series UU, 4.13%, 06/01/48 (Call 12/01/47)	240	292,306
Series VV, 4.30%, 01/15/49 (Call 07/15/48)	103	128,941
Series WW, 3.95%, 02/15/50 (Call 08/15/49)	418	502,515
Series XX, 2.55%, 02/01/30 (Call 11/01/29)	80	82,001
Southern Co. Gas Capital Corp.
2.45%, 10/01/23 (Call 08/01/23)	205	210,972
3.25%, 06/15/26 (Call 03/15/26)	43	45,835
3.95%, 10/01/46 (Call 04/01/46)	260	294,440
4.40%, 06/01/43 (Call 12/01/42)	645	753,805
4.40%, 05/30/47 (Call 11/30/46)	427	510,530
5.88%, 03/15/41 (Call 09/15/40)	174	239,243
Series 2020-A, 1.75%, 01/15/31 (Call 10/15/30)	165	155,793
Series 21A, 3.15%, 09/30/51 (Call 03/30/51)	520	527,925

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas (continued)
Southwest Gas Corp.
2.20%, 06/15/30 (Call 03/15/30)	$212	$208,114
3.18%, 08/15/51 (Call 02/15/51)	270	265,153
3.70%, 04/01/28 (Call 01/01/28)	200	218,210
3.80%, 09/29/46 (Call 03/29/46)	95	104,026
4.15%, 06/01/49 (Call 12/01/48)	273	313,038
Talent Yield International Ltd., 2.00%, 05/06/26 (Call 04/06/26)(d)	400	398,932
Washington Gas Light Co.
3.65%, 09/15/49 (Call 03/15/49)	218	249,961
Series K, 3.80%, 09/15/46 (Call 03/15/46)	142	164,067

		35,067,355

Hand & Machine Tools — 0.0%
Apex Tool Group LLC/BC Mountain Finance Inc., 9.00%, 02/15/23 (Call 11/29/21)(b)(c)	100	100,177
Kennametal Inc.
2.80%, 03/01/31 (Call 12/01/30)	115	115,266
4.63%, 06/15/28 (Call 03/15/28)	193	216,270
Snap-on Inc.
3.10%, 05/01/50 (Call 11/01/49)	100	107,334
4.10%, 03/01/48 (Call 09/01/47)	470	584,111
Stanley Black & Decker Inc.
2.30%, 03/15/30 (Call 12/15/29)	177	180,959
2.75%, 11/15/50 (Call 05/15/50)	310	304,839
3.40%, 03/01/26 (Call 01/01/26)	691	747,316
4.00%, 03/15/60 (Call 03/15/25)(a)	567	601,224
4.25%, 11/15/28 (Call 08/15/28)	270	311,394
4.85%, 11/15/48 (Call 05/15/48)	295	398,964
5.20%, 09/01/40	171	226,033
Werner FinCo LP/Werner FinCo Inc., 8.75%, 07/15/25 (Call 07/15/22)(b)	138	143,942

		4,037,829

Health Care - Products — 0.3%
Abbott Laboratories
1.15%, 01/30/28 (Call 11/30/27)	1,055	1,023,624
1.40%, 06/30/30 (Call 03/30/30)	243	233,227
2.95%, 03/15/25 (Call 12/15/24)	257	272,106
3.40%, 11/30/23 (Call 09/30/23)	405	426,169
3.75%, 11/30/26 (Call 08/30/26)	1,423	1,574,891
3.88%, 09/15/25 (Call 06/15/25)	410	447,876
4.75%, 11/30/36 (Call 05/30/36)	253	323,577
4.75%, 04/15/43 (Call 10/15/42)	385	506,733
4.90%, 11/30/46 (Call 05/30/46)	1,475	2,049,513
5.30%, 05/27/40	295	407,678
6.00%, 04/01/39	680	998,668
6.15%, 11/30/37	415	610,830
Alcon Finance Corp.
2.60%, 05/27/30 (Call 02/27/30)(b)	230	233,830
3.00%, 09/23/29 (Call 06/23/29)(b)	1,040	1,094,954
Avantor Funding Inc.
3.88%, 11/01/29 (Call 11/01/24)(b)	395	395,525
4.63%, 07/15/28 (Call 07/15/23)(b)	775	804,140
Baxter International Inc.
1.73%, 04/01/31 (Call 01/01/31)	1,020	974,579
2.60%, 08/15/26 (Call 05/15/26)	865	903,994
3.50%, 08/15/46 (Call 02/15/46)	180	197,478
3.95%, 04/01/30 (Call 01/01/30)	175	197,622
Boston Scientific Corp.
2.65%, 06/01/30 (Call 03/01/30)	970	992,698

Security	Par (000)	Value

Health Care - Products (continued)
3.45%, 03/01/24 (Call 02/01/24)	$647	$682,158
3.75%, 03/01/26 (Call 01/01/26)	560	608,507
3.85%, 05/15/25	421	455,918
4.00%, 03/01/28 (Call 12/01/27)	50	56,457
4.00%, 03/01/29 (Call 12/01/28)	339	380,924
4.55%, 03/01/39 (Call 09/01/38)	594	719,180
4.70%, 03/01/49 (Call 09/01/48)	477	615,793
7.00%, 11/15/35	55	77,585
7.38%, 01/15/40	285	446,951
Danaher Corp.
2.60%, 10/01/50 (Call 04/01/50)	502	489,109
3.35%, 09/15/25 (Call 06/15/25)	63	67,770
4.38%, 09/15/45 (Call 03/15/45)	222	279,314
DENTSPLY SIRONA Inc., 3.25%, 06/01/30 (Call 03/01/30)	55	58,249
DH Europe Finance II Sarl
2.05%, 11/15/22	189	191,998
2.20%, 11/15/24 (Call 10/15/24)	390	403,244
2.60%, 11/15/29 (Call 08/15/29)	507	526,185
3.25%, 11/15/39 (Call 05/15/39)	780	834,358
3.40%, 11/15/49 (Call 05/15/49)	410	457,339
Edwards Lifesciences Corp., 4.30%, 06/15/28 (Call 03/15/28)	850	969,689
Fresenius U.S. Finance II Inc., 4.50%, 01/15/23 (Call 10/17/22)(b)	50	51,732
Hill-Rom Holdings Inc., 4.38%, 09/15/27 (Call 09/15/22)(b)	225	233,998
Hologic Inc.
3.25%, 02/15/29 (Call 09/28/23)(b)	475	471,514
4.63%, 02/01/28 (Call 02/01/23)(b)	200	208,500
Koninklijke Philips NV
5.00%, 03/15/42	475	610,883
6.88%, 03/11/38	60	88,978
Medtronic Global Holdings SCA, 3.35%, 04/01/27 (Call 01/01/27)	653	706,148
Medtronic Inc.
3.50%, 03/15/25	773	833,487
4.38%, 03/15/35	1,001	1,227,406
4.63%, 03/15/45	705	939,462
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (Call 10/01/24)(b)	2,215	2,204,346
5.25%, 10/01/29 (Call 10/01/24)(b)	1,253	1,273,537
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA
7.25%, 02/01/28 (Call 02/01/23)(b)	307	327,023
7.38%, 06/01/25 (Call 06/01/22)(b)	157	164,859
PerkinElmer Inc.
1.90%, 09/15/28 (Call 07/15/28)	460	451,941
2.25%, 09/15/31 (Call 06/15/31)	245	239,500
3.30%, 09/15/29 (Call 06/15/29)	1,080	1,156,324
3.63%, 03/15/51 (Call 09/15/50)	150	165,045
Smith & Nephew PLC, 2.03%, 10/14/30 (Call 07/14/30)	1,060	1,029,758
STERIS Irish FinCo UnLtd Co.
2.70%, 03/15/31 (Call 12/15/30)	262	265,652
3.75%, 03/15/51 (Call 09/15/50)	550	604,263
Stryker Corp.
0.60%, 12/01/23 (Call 12/01/21)	100	99,771
1.15%, 06/15/25 (Call 05/15/25)	300	299,181
1.95%, 06/15/30 (Call 03/15/30)	802	788,599
2.90%, 06/15/50 (Call 12/15/49)	21	21,562

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
3.38%, 05/15/24 (Call 02/15/24)	$358	$377,962
3.38%, 11/01/25 (Call 08/01/25)	1,051	1,130,172
3.50%, 03/15/26 (Call 12/15/25)	927	1,001,253
3.65%, 03/07/28 (Call 12/07/27)	238	262,954
4.10%, 04/01/43 (Call 10/01/42)	319	374,452
4.38%, 05/15/44 (Call 11/15/43)	262	320,924
4.63%, 03/15/46 (Call 09/15/45)	510	666,473
Teleflex Inc.
4.25%, 06/01/28 (Call 06/01/23)(b)	315	323,785
4.63%, 11/15/27 (Call 11/15/22)	300	312,942
Thermo Fisher Scientific Inc.
1.75%, 10/15/28 (Call 08/15/28)	720	709,099
2.00%, 10/15/31 (Call 07/15/31)	325	317,850
2.60%, 10/01/29 (Call 07/01/29)	1,233	1,282,554
2.80%, 10/15/41 (Call 04/15/41)	510	513,376
2.95%, 09/19/26 (Call 06/19/26)	693	736,798
3.20%, 08/15/27 (Call 05/15/27)	410	441,414
3.65%, 12/15/25 (Call 09/09/25)	329	356,975
4.10%, 08/15/47 (Call 02/15/47)	40	49,586
4.13%, 03/25/25 (Call 02/25/25)	568	619,949
4.50%, 03/25/30 (Call 12/25/29)	1,142	1,344,248
5.30%, 02/01/44 (Call 08/01/43)	145	200,800
Varex Imaging Corp., 7.88%, 10/15/27 (Call 10/15/23)(b)	90	100,439
Zimmer Biomet Holdings Inc.
3.05%, 01/15/26 (Call 12/15/25)	90	95,090
3.55%, 04/01/25 (Call 01/01/25)	1,012	1,078,256
3.55%, 03/20/30 (Call 12/20/29)	430	467,152
3.70%, 03/19/23 (Call 02/19/23)	290	301,020
4.45%, 08/15/45 (Call 02/15/45)	210	253,283
5.75%, 11/30/39	135	180,120

		51,272,835

Health Care - Services — 1.0%
Acadia Healthcare Co. Inc.
5.00%, 04/15/29 (Call 10/15/23)(b)	240	244,836
5.50%, 07/01/28 (Call 07/01/23)(b)	305	319,652
Adventist Health System/West
2.95%, 03/01/29 (Call 12/01/28)	65	68,220
3.63%, 03/01/49 (Call 09/01/48)	266	299,130
Advocate Health & Hospitals Corp.
3.39%, 10/15/49 (Call 04/15/49)	148	167,132
3.83%, 08/15/28 (Call 05/15/28)	122	136,790
4.27%, 08/15/48 (Call 02/15/48)	550	705,776
Series 2020, 2.21%, 06/15/30 (Call 03/15/30)	10	10,085
Series 2020, 3.01%, 06/15/50 (Call 12/15/49)	119	124,153
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	954	970,561
2.80%, 06/15/23 (Call 04/15/23)	520	535,948
3.50%, 11/15/24 (Call 08/15/24)	573	611,317
3.88%, 08/15/47 (Call 02/15/47)	744	848,458
4.13%, 11/15/42 (Call 05/15/42)	350	400,201
4.50%, 05/15/42 (Call 11/15/41)	270	323,160
4.75%, 03/15/44 (Call 09/15/43)	488	606,872
6.63%, 06/15/36	385	551,151
6.75%, 12/15/37	110	161,709
AHP Health Partners Inc., 5.75%, 07/15/29 (Call 07/15/24)(b)	150	150,672
AHS Hospital Corp., Series 2021, 2.78%, 07/01/51 (Call 01/01/51)	240	240,163
Air Methods Corp., 8.00%, 05/15/25 (Call 05/15/22)(b)	175	134,292

Security	Par (000)	Value

Health Care - Services (continued)
Akumin Escrow Inc., 7.50%, 08/01/28 (Call 08/01/24)(b)	$250	$236,350
Akumin Inc., 7.00%, 11/01/25 (Call 10/23/22)(b)	295	281,893
Allina Health System, Series 2019, 3.89%, 04/15/49	526	624,851
Anthem Inc.
0.45%, 03/15/23	94	93,834
1.50%, 03/15/26 (Call 02/15/26)	850	849,481
2.25%, 05/15/30 (Call 02/15/30)	271	269,829
2.38%, 01/15/25 (Call 12/15/24)	981	1,015,070
2.55%, 03/15/31 (Call 12/15/30)	570	581,776
2.88%, 09/15/29 (Call 06/15/29)	358	375,657
2.95%, 12/01/22 (Call 11/01/22)	155	158,692
3.13%, 05/15/50 (Call 11/15/49)	631	649,690
3.30%, 01/15/23	918	948,221
3.35%, 12/01/24 (Call 10/01/24)	839	894,340
3.50%, 08/15/24 (Call 05/15/24)	605	643,157
3.60%, 03/15/51 (Call 09/15/50)	795	886,282
3.65%, 12/01/27 (Call 09/01/27)	694	761,526
3.70%, 09/15/49 (Call 03/15/49)	340	382,184
4.10%, 03/01/28 (Call 12/01/27)	625	702,413
4.38%, 12/01/47 (Call 06/01/47)	561	691,146
4.55%, 03/01/48 (Call 09/01/47)	537	675,390
4.63%, 05/15/42	655	805,224
4.65%, 01/15/43	360	445,255
4.65%, 08/15/44 (Call 02/15/44)	555	688,450
5.10%, 01/15/44	280	366,562
5.95%, 12/15/34	28	37,987
6.38%, 06/15/37	135	191,036
Ascension Health
3.95%, 11/15/46	870	1,083,176
4.85%, 11/15/53(c)	365	527,695
Series B, 2.53%, 11/15/29 (Call 08/15/29)	87	90,727
Series B, 3.11%, 11/15/39 (Call 05/15/39)	81	87,253
Banner Health
1.90%, 01/01/31 (Call 07/01/30)	145	141,427
2.34%, 01/01/30 (Call 10/01/29)	175	177,984
2.91%, 01/01/42 (Call 06/01/41)	129	131,018
2.91%, 01/01/51 (Call 07/01/50)	490	503,377
Series 2020, 3.18%, 01/01/50 (Call 07/01/49)	250	269,443
BayCare Health System Inc., Series 2020, 3.83%, 11/15/50 (Call 05/15/50)	476	580,192
Baylor Scott & White Holdings
3.97%, 11/15/46 (Call 05/15/46)	450	547,875
4.19%, 11/15/45 (Call 05/15/45)	51	64,025
Series 2021, 2.84%, 11/15/50 (Call 11/15/49)	383	390,970
Bon Secours Mercy Health Inc.
3.46%, 06/01/30 (Call 12/01/29)	225	244,904
Series 20-2, 2.10%, 06/01/31 (Call 12/01/30)	325	321,861
Cano Health LLC, 6.25%, 10/01/28 (Call 10/01/24)(b)	150	150,863
Catalent Pharma Solutions Inc.
3.13%, 02/15/29 (Call 02/15/24)(b)	240	234,257
3.50%, 04/01/30 (Call 04/01/25)(b)	330	327,482
5.00%, 07/15/27 (Call 07/15/22)(b)	240	249,096
Catholic Health Services of Long Island Obligated Group, Series 2020, 3.37%, 07/01/50 (Call 01/01/50)	200	211,954
Centene Corp.
2.45%, 07/15/28 (Call 05/15/28)	1,075	1,072,334
2.50%, 03/01/31 (Call 12/01/30)	1,088	1,060,060
2.63%, 08/01/31 (Call 05/01/31)	635	625,342
3.00%, 10/15/30 (Call 07/15/30)	1,095	1,112,706

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
3.38%, 02/15/30 (Call 02/15/25)	$1,060	$1,089,722
4.25%, 12/15/27 (Call 12/15/22)	1,239	1,297,890
4.63%, 12/15/29 (Call 12/15/24)	1,748	1,888,120
Charles River Laboratories International Inc.
3.75%, 03/15/29 (Call 03/15/24)(b)	250	252,513
4.00%, 03/15/31 (Call 03/15/26)(b)	225	232,835
4.25%, 05/01/28 (Call 05/01/23)(b)	255	263,397
Children’s Health System of Texas, 2.51%, 08/15/50 (Call 02/15/50)	119	112,482
Children’s Hospital Corp. (The)
Series 2017, 4.12%, 01/01/47 (Call 07/01/46)	45	56,732
Series 2020, 2.59%, 02/01/50 (Call 08/01/49)	130	127,492
Children’s Hospital Medical Center/Cincinnati OH, 4.27%, 05/15/44	155	195,571
Children’s Hospital of Philadelphia (The), Series 2020, 2.70%, 07/01/50 (Call 01/01/50)	170	169,738
Children’s Hospital/DC, Series 2020, 2.93%, 07/15/50 (Call 01/15/50)	150	149,802
CHRISTUS Health, Series C, 4.34%, 07/01/28 (Call 04/01/28)	96	109,233
CHS/Community Health Systems Inc.
4.75%, 02/15/31 (Call 02/15/26)(b)	565	565,034
5.63%, 03/15/27 (Call 12/15/23)(b)	930	973,440
6.00%, 01/15/29 (Call 01/15/24)(b)	420	444,171
6.13%, 04/01/30 (Call 04/01/25)(b)	800	786,688
6.63%, 02/15/25 (Call 02/15/22)(b)	675	704,592
6.88%, 04/01/28 (Call 04/01/23)(b)	365	343,107
6.88%, 04/15/29 (Call 04/15/24)(b)	860	884,656
8.00%, 03/15/26 (Call 03/15/22)(b)	1,225	1,294,114
8.00%, 12/15/27 (Call 12/15/22)(b)	334	363,335
City of Hope
Series 2013, 5.62%, 11/15/43	40	56,558
Series 2018, 4.38%, 08/15/48 (Call 02/15/48)	345	438,505
CommonSpirit Health
1.55%, 10/01/25 (Call 07/01/25)	193	192,444
2.76%, 10/01/24 (Call 07/01/24)	471	491,371
2.78%, 10/01/30 (Call 04/01/30)	233	238,902
2.95%, 11/01/22	22	22,476
3.35%, 10/01/29 (Call 04/01/29)	247	262,877
3.82%, 10/01/49 (Call 04/01/49)	465	532,658
3.91%, 10/01/50 (Call 04/01/50)	90	101,186
4.19%, 10/01/49 (Call 04/01/49)	647	759,837
4.35%, 11/01/42	333	381,558
Community Health Network Inc., Series 20-A, 3.10%, 05/01/50 (Call 11/01/49)	255	259,814
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49 (Call 05/01/49)	279	303,934
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48 (Call 02/01/48)	150	179,748
DaVita Inc.
3.75%, 02/15/31 (Call 02/15/26)(b)	745	706,185
4.63%, 06/01/30 (Call 06/01/25)(b)	1,356	1,363,756
Dignity Health
3.13%, 11/01/22	25	25,559
5.27%, 11/01/64	418	584,594
Duke University Health System Inc., Series 2017, 3.92%, 06/01/47 (Call 12/01/46)	310	377,193
Encompass Health Corp.
4.50%, 02/01/28 (Call 02/01/23)	384	390,985
4.63%, 04/01/31 (Call 03/30/26)	225	231,138

Security	Par (000)	Value

Health Care - Services (continued)
4.75%, 02/01/30 (Call 02/01/25)	$380	$391,050
5.75%, 09/15/25 (Call 09/15/22)	155	158,787
Fresenius Medical Care U.S. Finance III Inc.
1.88%, 12/01/26 (Call 11/01/26)(b)	300	298,311
2.38%, 02/16/31 (Call 11/16/30)(b)	1,070	1,032,400
3.00%, 12/01/31 (Call 09/01/31)(b)	230	232,788
Global Medical Response Inc., 6.50%, 10/01/25 (Call 10/01/22)(b)	300	297,768
Hackensack Meridian Health Inc.
4.21%, 07/01/48 (Call 01/01/48)	353	449,824
4.50%, 07/01/57 (Call 01/01/57)	635	853,364
Series 2020, 2.68%, 09/01/41 (Call 03/01/41)	100	99,246
Series 2020, 2.88%, 09/01/50 (Call 03/01/50)	247	248,830
Hadrian Merger Sub Inc., 8.50%, 05/01/26 (Call 05/01/22)(b)	50	51,749
Hartford HealthCare Corp., 3.45%, 07/01/54	465	492,426
HCA Inc.
2.38%, 07/15/31 (Call 04/15/31)	1,340	1,309,636
3.50%, 09/01/30 (Call 03/01/30)	1,350	1,421,496
3.50%, 07/15/51 (Call 01/15/51)	440	446,877
4.13%, 06/15/29 (Call 03/15/29)	1,234	1,367,605
4.50%, 02/15/27 (Call 08/15/26)	735	814,939
4.75%, 05/01/23	1,351	1,427,993
5.00%, 03/15/24	1,016	1,105,449
5.13%, 06/15/39 (Call 12/15/38)	629	778,639
5.25%, 04/15/25	605	678,175
5.25%, 06/15/26 (Call 12/15/25)	1,016	1,152,652
5.25%, 06/15/49 (Call 12/15/48)	757	978,195
5.38%, 02/01/25	1,287	1,431,672
5.38%, 09/01/26 (Call 03/01/26)	500	569,285
5.50%, 06/15/47 (Call 12/15/46)	817	1,077,893
5.63%, 09/01/28 (Call 03/01/28)	750	882,030
5.88%, 05/01/23	675	722,277
5.88%, 02/15/26 (Call 08/15/25)	745	848,525
5.88%, 02/01/29 (Call 08/01/28)	510	607,017
7.50%, 11/06/33	138	197,877
7.50%, 11/15/95	125	187,023
7.69%, 06/15/25	140	168,400
Health Care Service Corp. A Mutual Legal Reserve Co.
1.50%, 06/01/25 (Call 05/01/25)(b)	40	40,460
2.20%, 06/01/30 (Call 03/01/30)(b)	421	418,781
Highmark Inc.
1.45%, 05/10/26 (Call 04/10/26)(b)	535	526,515
2.55%, 05/10/31 (Call 02/10/31)(b)	593	595,497
Humana Inc.
1.35%, 02/03/27 (Call 01/03/27)	767	746,843
2.15%, 02/03/32 (Call 11/03/31)	430	416,373
2.90%, 12/15/22 (Call 11/15/22)	350	358,257
3.13%, 08/15/29 (Call 05/15/29)	238	252,228
3.15%, 12/01/22 (Call 09/01/22)	553	564,878
3.85%, 10/01/24 (Call 07/01/24)	545	585,025
3.95%, 03/15/27 (Call 12/15/26)	826	909,575
3.95%, 08/15/49 (Call 02/15/49)	265	308,553
4.50%, 04/01/25 (Call 03/01/25)	678	745,841
4.63%, 12/01/42 (Call 06/01/42)	375	462,638
4.80%, 09/14/46 (Call 09/14/46)	267	343,164
4.88%, 04/01/30 (Call 01/01/30)	460	544,488
4.95%, 10/01/44 (Call 04/01/44)	427	553,516
IHC Health Services Inc., 4.13%, 05/15/48 (Call 11/15/47)	145	185,920

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Indiana University Health Inc. Obligated Group 3.97%, 11/01/48 (Call 05/01/48)	$722	$865,057
Series 2021, 2.85%, 11/01/51 (Call 05/01/51)	25	25,529
Integris Baptist Medical Center Inc., Series A, 3.88%, 08/15/50 (Call 02/15/50)	460	530,293
Iowa Health System, Series 2020, 3.67%, 02/15/50 (Call 08/15/49)	350	400,526
IQVIA Inc.
5.00%, 10/15/26 (Call 10/15/22)(b)	400	411,584
5.00%, 05/15/27 (Call 05/15/22)(b)	400	414,668
Johns Hopkins Health System Corp. (The), 3.84%, 05/15/46	133	159,398
Kaiser Foundation Hospitals
3.15%, 05/01/27 (Call 02/01/27)	70	75,054
4.15%, 05/01/47 (Call 11/01/46)	830	1,031,026
4.88%, 04/01/42	223	297,020
Series 2019, 3.27%, 05/12/49 (Call 05/12/49)	597	650,760
Series 2021, 2.81%, 06/01/41 (Call 12/01/40)	402	407,134
Series 2021, 3.00%, 06/01/51 (Call 12/01/50)	371	385,313
Laboratory Corp. of America Holdings
1.55%, 06/01/26 (Call 05/01/26)	125	124,045
2.30%, 12/01/24 (Call 11/01/24)	770	794,802
2.70%, 06/01/31 (Call 03/01/31)	225	229,086
2.95%, 12/01/29 (Call 09/01/29)	896	940,227
3.25%, 09/01/24 (Call 07/01/24)	333	351,665
3.60%, 02/01/25 (Call 11/01/24)	312	332,255
3.60%, 09/01/27 (Call 06/01/27)	418	453,668
4.70%, 02/01/45 (Call 08/01/44)	603	746,014
Legacy LifePoint Health LLC
4.38%, 02/15/27 (Call 02/15/22)(b)	340	338,174
6.75%, 04/15/25 (Call 04/15/22)(b)	350	367,504
Lifepoint Health Inc., 5.38%, 01/15/29 (Call 01/15/24)(b)	200	196,118
Magellan Health Inc., 4.90%, 09/22/24 (Call 07/22/24)	175	191,657
Mass General Brigham Inc.
Series 2017, 3.77%, 07/01/48 (Call 01/01/48)	173	202,822
Series 2020, 3.19%, 07/01/49 (Call 01/01/49)	255	279,840
Series 2020, 3.34%, 07/01/60 (Call 01/01/60)	640	702,522
Mayo Clinic
3.77%, 11/15/43	330	390,506
Series 2013, 4.00%, 11/15/47	150	186,549
Series 2016, 4.13%, 11/15/52	50	64,490
Series 2021, 3.20%, 11/15/61 (Call 05/15/61)	319	346,329
McLaren Health Care Corp., Series A, 4.39%, 05/15/48 (Call 11/15/47)	105	133,898
MEDNAX Inc., 6.25%, 01/15/27 (Call 01/15/22)(b)	500	524,850
MedStar Health Inc., Series 20A, 3.63%, 08/15/49	310	345,194
Memorial Health Services, 3.45%, 11/01/49 (Call 05/01/49)	325	366,529
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	302	383,845
5.00%, 07/01/42	195	264,677
Series 2015, 4.20%, 07/01/55	293	381,758
Series 2020, 2.96%, 01/01/50 (Call 07/01/49)	62	64,055
Mercy Health/OH, Series 2018, 4.30%, 07/01/28 (Call 01/01/28)	100	113,777
Methodist Hospital (The), Series 20A, 2.71%, 12/01/50 (Call 06/01/50)	305	300,202
MidMichigan Health, Series 2020, 3.41%, 06/01/50 (Call 12/01/49)	330	359,835

Security	Par (000)	Value

Health Care - Services (continued)
ModivCare Escrow Issuer Inc., 5.00%, 10/01/29 (Call 10/01/24)(b)	$245	$249,182
ModivCare Inc., 5.88%, 11/15/25 (Call 11/01/22)(b)	255	267,941
Molina Healthcare Inc.
3.88%, 11/15/30 (Call 08/17/30)(b)	315	325,666
4.38%, 06/15/28 (Call 06/15/23)(b)	645	670,703
5.38%, 11/15/22 (Call 08/15/22)	350	360,469
Montefiore Obligated Group
4.29%, 09/01/50	172	180,327
Series 18-C, 5.25%, 05/01/48 (Call 05/01/48)	237	275,934
Mount Sinai Hospitals Group Inc.
Series 2017, 3.98%, 07/01/48	133	153,744
Series 2019, 3.74%, 07/01/49 (Call 01/01/49)	240	265,937
Series 2020, 3.39%, 07/01/50 (Call 07/01/49)	363	382,950
MultiCare Health System, 2.80%, 08/15/50 (Call 02/15/50)	355	355,742
New York and Presbyterian Hospital (The)
2.26%, 08/01/40 (Call 02/01/40)	10	9,439
2.61%, 08/01/60 (Call 02/01/60)	295	284,150
4.02%, 08/01/45	320	401,798
4.06%, 08/01/56	265	344,399
Series 2019, 3.95%, August 01, 2119 (Call 02/01/19)	297	362,982
Northwell Healthcare Inc.
3.81%, 11/01/49 (Call 11/01/48)	75	84,283
3.98%, 11/01/46 (Call 11/01/45)	430	493,382
4.26%, 11/01/47 (Call 11/01/46)	507	605,779
NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery, Series 2020, 2.67%, 10/01/50 (Call 04/01/50)	210	200,653
OhioHealth Corp.
2.83%, 11/15/41 (Call 05/15/41)	199	202,313
Series 2020, 3.04%, 11/15/50 (Call 05/15/50)	315	330,967
Orlando Health Obligated Group
3.33%, 10/01/50 (Call 04/01/50)	435	468,404
4.09%, 10/01/48 (Call 04/01/48)	300	367,695
PeaceHealth Obligated Group
Series 2018, 4.79%, 11/15/48 (Call 05/15/48)	335	457,238
Series 2020, 1.38%, 11/15/25 (Call 08/15/25)	75	75,125
Piedmont Healthcare Inc., 2.86%, 01/01/52 (Call 07/01/51)	46	45,488
Prime Healthcare Services Inc., 7.25%, 11/01/25 (Call 11/15/22)(b)	445	474,793
Providence St Joseph Health Obligated Group
Series 19A, 2.53%, 10/01/29 (Call 07/01/29)	86	89,185
Series A, 3.93%, 10/01/48 (Call 04/01/48)	275	328,116
Series I, 3.74%, 10/01/47	630	729,660
Quest Diagnostics Inc.
2.80%, 06/30/31 (Call 03/30/31)	535	554,185
2.95%, 06/30/30 (Call 03/30/30)	370	387,960
3.45%, 06/01/26 (Call 03/01/26)	552	595,128
3.50%, 03/30/25 (Call 12/30/24)	171	182,366
4.20%, 06/30/29 (Call 03/30/29)	310	352,355
4.25%, 04/01/24 (Call 01/01/24)	70	74,770
4.70%, 03/30/45 (Call 09/30/44)	240	302,088
Quorum Health Corp., 11.63%, 04/15/23(i)(j)	50	—
Radiology Partners Inc., 9.25%, 02/01/28 (Call 02/01/23)(b)	385	408,239
Rady Children’s Hospital-San Diego/CA, Series 21A, 3.15%, 08/15/51 (Call 08/15/50)	100	108,772

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Rede D’or Finance Sarl
4.50%, 01/22/30 (Call 10/22/29)(d)	$100	$98,116
4.95%, 01/17/28 (Call 10/17/27)(c)(d)	800	821,224
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/21)(b)	575	606,734
Roche Holdings Inc.
2.38%, 01/28/27 (Call 10/28/26)(b)	455	471,562
2.63%, 05/15/26 (Call 02/15/26)(b)	685	719,524
3.00%, 11/10/25 (Call 08/10/25)(b)	5	5,317
3.63%, 09/17/28 (Call 06/17/28)(b)	200	222,604
4.00%, 11/28/44 (Call 05/28/44)(b)	15	18,489
RP Escrow Issuer LLC, 5.25%, 12/15/25 (Call 12/15/22)(b)	405	405,267
Rush Obligated Group, Series 2020, 3.92%, 11/15/29 (Call 08/15/29)	420	472,219
RWJ Barnabas Health Inc.
3.48%, 07/01/49 (Call 01/01/49)	175	198,725
3.95%, 07/01/46 (Call 07/01/45)	235	282,390
Seattle Children’s Hospital, Series 2021, 2.72%, 10/01/50 (Call 10/01/49)	100	99,310
Select Medical Corp., 6.25%, 08/15/26 (Call 08/15/22)(b)	607	635,292
Sentara Healthcare, 2.93%, 11/01/51 (Call 05/01/51)	100	104,531
Sharp HealthCare, Series 20B, 2.68%, 08/01/50 (Call 08/01/49)	95	93,405
SSM Health Care Corp.
Series 2018, 3.69%, 06/01/23 (Call 03/01/23)	70	72,809
Series A, 3.82%, 06/01/27 (Call 03/01/27)	345	380,814
Stanford Health Care
3.03%, 08/15/51 (Call 02/15/51)	150	159,029
Series 2018, 3.80%, 11/15/48 (Call 05/15/48)	343	413,030
Series 2020, 3.31%, 08/15/30 (Call 05/15/30)	13	14,088
Summa Health, 3.51%, 11/15/51 (Call 05/15/51)	201	215,731
Surgery Center Holdings Inc.
6.75%, 07/01/25 (Call 07/01/22)(b)	50	51,034
10.00%, 04/15/27 (Call 04/15/22)(b)	295	316,904
Sutter Health
Series 2018, 3.70%, 08/15/28 (Call 05/15/28)	64	70,836
Series 2018, 4.09%, 08/15/48 (Call 02/15/48)	449	545,257
Series 20A, 1.32%, 08/15/25 (Call 05/15/25)	66	65,718
Series 20A, 2.29%, 08/15/30 (Call 02/15/30)	159	159,840
Series 20A, 3.16%, 08/15/40 (Call 02/15/40)	300	311,706
Series 20A, 3.36%, 08/15/50 (Call 02/15/50)	459	497,138
Syneos Health Inc., 3.63%, 01/15/29 (Call 01/15/24)(b)	320	315,882
Tenet Healthcare Corp.
4.25%, 06/01/29 (Call 06/01/24)(b)	715	724,738
4.63%, 07/15/24 (Call 07/15/22)	362	366,778
4.63%, 09/01/24 (Call 09/01/22)(b)	395	404,128
4.63%, 06/15/28 (Call 06/15/23)(b)	300	312,246
4.88%, 01/01/26 (Call 03/01/22)(b)	1,050	1,079,652
5.13%, 11/01/27 (Call 11/01/22)(b)	755	789,390
6.13%, 10/01/28 (Call 10/01/23)(b)	1,270	1,333,754
6.25%, 02/01/27 (Call 02/01/22)(b)	730	758,185
6.75%, 06/15/23	911	978,915
6.88%, 11/15/31	180	207,493
7.50%, 04/01/25 (Call 04/01/22)(b)	380	403,214
Texas Health Resources
2.33%, 11/15/50 (Call 05/15/50)	194	176,672
4.33%, 11/15/55	145	191,896

Security	Par (000)	Value

Health Care - Services (continued)
Toledo Hospital (The)
5.75%, 11/15/38 (Call 11/15/28)	$44	$52,477
6.02%, 11/15/48	488	598,317
Series B, 5.33%, 11/15/28	117	132,343
Tower Health, 4.45%, 02/01/50 (Call 08/01/49)	100	88,582
Trinity Health Corp.
4.13%, 12/01/45	273	342,050
Series 2019, 3.43%, 12/01/48	337	375,900
Series 2021, 2.63%, 12/01/40 (Call 06/01/40)	72	71,499
U.S. Acute Care Solutions LLC, 6.38%, 03/01/26 (Call 03/01/23)(b)	250	259,328
UnitedHealth Group Inc.
1.15%, 05/15/26 (Call 04/15/26)	970	960,804
1.25%, 01/15/26	368	367,209
2.00%, 05/15/30	890	887,668
2.30%, 05/15/31 (Call 02/15/31)	989	1,000,997
2.38%, 08/15/24	600	623,574
2.75%, 02/15/23 (Call 11/15/22)	326	333,612
2.75%, 05/15/40 (Call 11/15/39)	510	512,208
2.88%, 03/15/23	611	630,473
2.88%, 08/15/29	299	318,082
2.90%, 05/15/50 (Call 11/15/49)	485	496,276
2.95%, 10/15/27	275	294,946
3.05%, 05/15/41 (Call 11/15/40)	1,030	1,074,506
3.10%, 03/15/26	1,165	1,250,616
3.13%, 05/15/60 (Call 11/15/59)	547	573,562
3.25%, 05/15/51 (Call 11/15/50)	641	694,966
3.38%, 04/15/27	570	622,018
3.45%, 01/15/27	315	343,967
3.50%, 06/15/23	934	978,365
3.50%, 02/15/24	864	916,099
3.50%, 08/15/39 (Call 02/15/39)	755	840,375
3.70%, 12/15/25	446	488,914
3.70%, 08/15/49 (Call 02/15/49)	630	729,540
3.75%, 07/15/25	996	1,086,367
3.75%, 10/15/47 (Call 04/15/47)	513	594,593
3.85%, 06/15/28	645	726,444
3.88%, 12/15/28	670	758,038
3.88%, 08/15/59 (Call 02/15/59)	622	748,334
3.95%, 10/15/42 (Call 04/15/42)	356	417,716
4.20%, 01/15/47 (Call 07/15/46)	602	740,484
4.25%, 03/15/43 (Call 09/15/42)	431	525,195
4.25%, 04/15/47 (Call 10/15/46)	904	1,134,583
4.25%, 06/15/48 (Call 12/15/47)	464	581,109
4.38%, 03/15/42 (Call 09/15/41)	190	232,866
4.45%, 12/15/48 (Call 06/15/48)	167	215,624
4.63%, 07/15/35	885	1,096,152
4.63%, 11/15/41 (Call 05/15/41)	133	167,484
4.75%, 07/15/45	689	917,217
5.80%, 03/15/36	573	789,668
5.95%, 02/15/41 (Call 08/15/40)	190	275,093
6.50%, 06/15/37	310	460,161
6.63%, 11/15/37	213	320,124
6.88%, 02/15/38	757	1,168,717
Universal Health Services Inc.
1.65%, 09/01/26 (Call 08/01/26)(b)	100	98,371
2.65%, 10/15/30 (Call 07/15/30)(b)	1,063	1,055,814
2.65%, 01/15/32 (Call 10/15/31)(b)	100	98,441
US Renal Care Inc., 10.63%, 07/15/27 (Call 07/15/22)(b)	250	259,940

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
West Virginia United Health System Obligated Group, Series 2020, 3.13%, 06/01/50 (Call 12/01/49)	$20	$20,370
Willis-Knighton Medical Center
Series 2018, 4.81%, 09/01/48 (Call 03/01/48)	569	739,148
Series 2021, 3.07%, 03/01/51 (Call 09/01/50)	185	188,469

Yale-New Haven Health Services Corp., Series 2020, 2.50%, 07/01/50 (Call 07/01/49)	89	84,625

		161,489,855

Holding Companies - Diversified — 0.4%
AdventHealth Obligated Group, Series E, 2.80%, 11/15/51 (Call 05/15/51)	111	111,100
Alfa SAB de CV
5.25%, 03/25/24 (Call 12/25/23)(d)	400	427,324
6.88%, 03/25/44 (Call 09/25/43)(c)(d)	200	262,096
Amipeace Ltd.
1.50%, 10/22/25(d)	600	591,294
2.25%, 10/22/30(d)	1,000	975,220
2.50%, 12/05/24(d)	600	623,100
Ares Capital Corp.
2.15%, 07/15/26 (Call 06/15/26)	872	863,611
2.88%, 06/15/28 (Call 04/15/28)	848	851,672
3.20%, 11/15/31 (Call 08/15/31)	500	498,120
3.25%, 07/15/25 (Call 06/15/25)	1,079	1,121,998
3.50%, 02/10/23 (Call 01/10/23)	575	592,750
3.88%, 01/15/26 (Call 12/15/25)	397	421,173
4.20%, 06/10/24 (Call 05/10/24)	596	634,102
4.25%, 03/01/25 (Call 01/01/25)	446	475,222
Bain Capital Specialty Finance Inc.
2.55%, 10/13/26 (Call 09/13/26)	100	97,767
2.95%, 03/10/26 (Call 02/10/26)	212	213,967
Beijing State-Owned Assets Management Hong Kong Co. Ltd., 4.13%, 05/26/25(d)	1,000	1,053,170
Blackstone Secured Lending Fund
2.13%, 02/15/27 (Call 01/15/27)(b)	520	509,215
2.75%, 09/16/26 (Call 08/16/26)	350	353,213
2.85%, 09/30/28 (Call 07/30/28)(b)	300	294,255
3.63%, 01/15/26 (Call 12/15/25)	653	683,574
CITIC Ltd.
2.45%, 02/25/25(d)	400	405,660
2.85%, 02/25/30(d)	800	811,128
3.70%, 06/14/26(d)	200	212,446
3.88%, 02/28/27(d)	400	429,660
4.00%, 01/11/28(d)	200	218,178
6.80%, 01/17/23(d)	200	213,182
CK Hutchison Capital Securities 17 Ltd., 4.00%, (Call 05/12/22)(a)(b)(g)	100	100,912
CK Hutchison International 17 II Ltd.
2.75%, 03/29/23(b)	500	513,720
3.25%, 09/29/27(b)	258	275,838
CK Hutchison International 19 II Ltd.
2.75%, 09/06/29 (Call 06/06/29)(b)	1,135	1,169,969
3.38%, 09/06/49 (Call 03/06/49)(b)	300	327,129
CK Hutchison International 19 Ltd.
3.25%, 04/11/24 (Call 03/11/24)(b)	656	690,145
3.63%, 04/11/29 (Call 01/11/29)(b)	817	892,115
CK Hutchison International 21 Ltd., 1.50%, 04/15/26 (Call 03/15/26)(b)	200	198,124
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (Call 04/15/24)(b)	500	519,885

Security	Par (000)	Value

Holding Companies - Diversified (continued)
FS Energy & Power Fund, 7.50%, 08/15/23 (Call 05/15/23)(b)	$208	$216,757
FS KKR Capital Corp.
1.65%, 10/12/24	300	296,409
2.63%, 01/15/27 (Call 12/15/26)	700	693,175
3.13%, 10/12/28 (Call 08/12/28)	300	295,548
3.40%, 01/15/26 (Call 12/15/25)	215	221,018
4.13%, 02/01/25 (Call 01/01/25)	339	358,126
4.63%, 07/15/24 (Call 06/15/24)	160	170,874
Goldman Sachs BDC Inc.
2.88%, 01/15/26 (Call 12/15/25)	785	802,270
3.75%, 02/10/25 (Call 01/10/25)	335	352,755
Golub Capital BDC Inc.
2.05%, 02/15/27 (Call 01/15/27)	960	933,245
2.50%, 08/24/26 (Call 07/24/26)	200	198,650
3.38%, 04/15/24 (Call 03/15/24)	29	30,021
Grupo de Inversiones Suramericana SA, 5.50%, 04/29/26(d)	600	649,104
Guohui International Bvi Co. Ltd., 3.15%, 08/27/25(d)	400	394,288
Hainan State Farms International HK Co. Ltd., 3.00%, 02/03/24(d)	400	402,516
Hightower Holding LLC, 6.75%, 04/15/29 (Call 04/13/24)(b)	155	158,515
Huarong Finance 2017 Co. Ltd.
1.46%, 07/03/23, (3 mo. LIBOR US + 1.325%)(a)(d)	200	186,882
4.00%, (Call 11/07/22)(a)(d)(g)	200	190,826
4.25%, 11/07/27(d)	430	407,997
4.75%, 04/27/27(d)	400	389,136
Huarong Finance 2019 Co. Ltd.
2.13%, 09/30/23 (Call 08/30/23)(d)	800	756,408
3.25%, 11/13/24 (Call 10/13/24)(d)	200	190,110
3.38%, 02/24/30 (Call 11/24/29)(d)	1,200	1,065,504
3.63%, 09/30/30 (Call 06/30/30)(d)	400	355,984
3.75%, 05/29/24(d)	400	389,476
3.88%, 11/13/29 (Call 08/13/29)(d)	200	182,792
4.50%, 05/29/29(d)	700	665,553
Huarong Finance II Co. Ltd.
4.63%, 06/03/26(d)	200	195,942
4.88%, 11/22/26(d)	200	196,110
5.00%, 11/19/25(d)	400	397,724
5.50%, 01/16/25(d)	400	401,936
Huatong International Investment Holdings Co. Ltd., 2.98%, 03/04/24(d)	400	391,152
Hutchison Whampoa International 12 II Ltd., 3.25%, 11/08/22(b)	200	205,166
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%, 02/01/29 (Call 08/01/28)	360	361,562
4.75%, 09/15/24 (Call 06/15/24)	575	596,005
5.25%, 05/15/27 (Call 11/15/26)	740	769,186
6.25%, 05/15/26 (Call 05/15/22)	610	638,847
6.38%, 12/15/25 (Call 12/15/21)	350	357,245
6.75%, 02/01/24 (Call 02/01/22)	250	253,198
ICD Funding Ltd., 3.22%, 04/28/26 (Call 03/28/26)(d)	200	201,906
JAB Holdings BV, 2.20%, 11/23/30 (Call 08/23/30)(b)	530	515,950
KOC Holding AS
5.25%, 03/15/23 (Call 12/15/22)(d)	600	613,176
6.50%, 03/11/25 (Call 12/11/24)(d)	200	210,584
Main Street Capital Corp.
3.00%, 07/14/26 (Call 06/14/26)	865	873,659
5.20%, 05/01/24	370	399,382

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Holding Companies - Diversified (continued)
MDGH GMTN RSC Ltd.
2.50%, 11/07/24 (Call 10/07/24)(d)	$400	$416,368
2.75%, 05/11/23(d)	200	206,676
3.40%, 06/07/51 (Call 12/07/50)(d)	400	418,804
MDGH-GMTN BV
2.50%, 05/21/26 (Call 04/21/26)(d)	600	622,410
2.88%, 11/07/29 (Call 08/07/29)(d)	650	677,157
2.88%, 05/21/30 (Call 02/21/30)(d)	800	832,328
3.00%, 04/19/24(d)	600	631,164
3.70%, 11/07/49 (Call 05/07/49)(d)	800	875,568
3.75%, 04/19/29(d)	600	662,136
3.95%, 05/21/50 (Call 11/21/49)(d)	800	914,520
4.50%, 11/07/28(d)	600	693,246
Mumtalakat Sukuk Holding Co.
4.10%, 01/21/27(d)	400	410,376
5.63%, 02/27/24(d)	200	211,512
Oaktree Specialty Lending Corp.
2.70%, 01/15/27 (Call 12/15/26)	885	878,991
3.50%, 02/25/25 (Call 01/25/25)	445	462,715
Owl Rock Capital Corp.
2.63%, 01/15/27 (Call 12/15/26)	210	207,461
2.88%, 06/11/28 (Call 04/11/28)	425	418,604
3.40%, 07/15/26 (Call 06/15/26)	817	839,794
3.75%, 07/22/25 (Call 06/22/25)	475	495,886
4.00%, 03/30/25 (Call 02/28/25)	269	282,119
4.25%, 01/15/26 (Call 12/15/25)	520	552,089
5.25%, 04/15/24 (Call 03/15/24)	314	339,707
Owl Rock Capital Corp. III, 3.13%, 04/13/27 (Call 03/13/27)(b)	200	197,476
Owl Rock Technology Finance Corp.
2.50%, 01/15/27 (Call 12/15/26)	500	495,350
4.75%, 12/15/25 (Call 11/15/25)(b)	564	609,492
Prospect Capital Corp.
3.36%, 11/15/26 (Call 10/15/26)	390	389,633
3.44%, 10/15/28 (Call 08/15/28)	300	288,138
3.71%, 01/22/26 (Call 12/22/25)	555	564,146
PTT Treasury Center Co. Ltd.
3.70%, 07/16/70 (Call 01/16/70)(d)	400	406,656
4.50%, 10/25/42(d)	400	454,588
Rongshi International Finance Ltd., 3.63%, 05/04/27(d)	400	426,632
Sixth Street Specialty Lending Inc.
2.50%, 08/01/26 (Call 07/01/26)	175	175,756
3.88%, 11/01/24 (Call 10/01/24)	105	110,475
Stena AB, 7.00%, 02/01/24(b)(c)	200	206,998
Stena International SA, 6.13%, 02/01/25 (Call 02/01/22)(b)	315	324,368
Swire Pacific MTN Financing HK Ltd., 2.88%, 01/30/30 (Call 10/28/29)(d)	200	206,492
Swire Pacific MTN Financing Ltd.
3.00%, 07/05/24(d)	600	626,022
4.50%, 10/09/23(d)	250	265,993
Temasek Financial I Ltd.
1.00%, 10/06/30 (Call 07/06/30)(b)	250	232,115
1.63%, 08/02/31 (Call 05/02/31)(b)	500	484,660
2.25%, 04/06/51 (Call 10/06/50)(b)	600	571,524
2.38%, 01/23/23(b)	500	510,950
2.50%, 10/06/70 (Call 04/06/70)(b)	750	715,830
3.38%, 07/23/42(b)	250	290,598
3.63%, 08/01/28 (Call 05/01/28)(b)	350	390,982

Security	Par (000)	Value

Holding Companies - Diversified (continued)
Zhongyuan Sincere Investment Co. Ltd., 4.25%, 06/28/24(d)	$200	$208,662

		58,367,870

Home Builders — 0.1%
Adams Homes Inc., 7.50%, 02/15/25 (Call 02/15/22)(b)(c)	120	125,484
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.63%, 08/01/29 (Call 08/01/24)(b)	190	189,257
4.63%, 04/01/30 (Call 04/01/25)(b)	135	133,253
6.63%, 01/15/28 (Call 01/15/23)(b)	50	53,106
Beazer Homes USA Inc.
5.88%, 10/15/27 (Call 10/15/22)	175	182,847
6.75%, 03/15/25 (Call 03/15/22)	62	64,015
7.25%, 10/15/29 (Call 10/15/24)	175	191,216
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC
4.88%, 02/15/30 (Call 02/15/25)(b)	215	215,639
5.00%, 06/15/29 (Call 06/15/24)(b)	200	201,362
6.25%, 09/15/27 (Call 09/15/22)(b)	312	325,647
Century Communities Inc.
3.88%, 08/15/29 (Call 02/15/29)(b)	240	239,582
6.75%, 06/01/27 (Call 06/01/22)	300	318,816
DR Horton Inc.
1.30%, 10/15/26 (Call 09/15/26)	995	973,677
1.40%, 10/15/27 (Call 08/15/27)	95	92,186
2.50%, 10/15/24 (Call 09/15/24)	315	327,890
2.60%, 10/15/25 (Call 09/15/25)	376	391,420
4.75%, 02/15/23 (Call 11/15/22)	145	150,904
5.75%, 08/15/23 (Call 05/15/23)	118	126,954
Empire Communities Corp., 7.00%, 12/15/25 (Call 12/15/22)(b)	275	286,148
Forestar Group Inc.
3.85%, 05/15/26 (Call 05/15/23)(b)	195	195,066
5.00%, 03/01/28 (Call 03/01/23)(b)	170	175,804
Installed Building Products Inc., 5.75%, 02/01/28 (Call 02/01/23)(b)	265	278,115
K Hovnanian Enterprises Inc., 10.50%, 02/15/26 (Call 02/15/22)(b)	5	5,329
KB Home
4.00%, 06/15/31 (Call 12/15/30)	200	203,276
4.80%, 11/15/29 (Call 05/15/29)	155	167,233
6.88%, 06/15/27 (Call 12/15/26)	180	212,468
7.63%, 05/15/23 (Call 11/15/22)	165	175,709
Lennar Corp.
4.50%, 04/30/24 (Call 01/30/24)	362	388,690
4.75%, 11/15/22 (Call 08/15/22)	155	160,059
4.75%, 05/30/25 (Call 02/28/25)	215	237,141
4.75%, 11/29/27 (Call 05/29/27)	1,285	1,465,298
4.88%, 12/15/23 (Call 09/15/23)	180	193,012
5.00%, 06/15/27 (Call 12/15/26)	250	286,370
5.25%, 06/01/26 (Call 12/01/25)	270	307,044
5.88%, 11/15/24 (Call 05/15/24)	160	178,338
LGI Homes Inc., 4.00%, 07/15/29 (Call 01/15/29)(b)	140	136,517
M/I Homes Inc.
3.95%, 02/15/30 (Call 08/15/29)(b)	155	153,103
4.95%, 02/01/28 (Call 02/01/23)	235	244,879
Mattamy Group Corp.
4.63%, 03/01/30 (Call 03/01/25)(b)	205	208,067
5.25%, 12/15/27 (Call 12/15/22)(b)	250	260,675

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders (continued)
MDC Holdings Inc.
2.50%, 01/15/31 (Call 07/15/30)	$221	$213,952
3.85%, 01/15/30 (Call 07/15/29)	350	372,568
6.00%, 01/15/43 (Call 10/15/42)	715	905,569
Meritage Homes Corp.
3.88%, 04/15/29 (Call 10/15/28)(b)	205	212,366
5.13%, 06/06/27 (Call 12/06/26)	250	275,855
6.00%, 06/01/25 (Call 03/01/25)	185	207,239
New Home Co. Inc. (The), 7.25%, 10/15/25 (Call 10/15/22)(b)	180	185,949
NVR Inc., 3.00%, 05/15/30 (Call 11/15/29)	105	109,326
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 06/15/22)(b)	224	235,908
PulteGroup Inc.
5.00%, 01/15/27 (Call 10/15/26)	614	703,613
5.50%, 03/01/26 (Call 12/01/25)	745	856,266
6.00%, 02/15/35	553	712,585
6.38%, 05/15/33	320	420,118
7.88%, 06/15/32	188	271,006
Shea Homes LP/Shea Homes Funding Corp.
4.75%, 02/15/28 (Call 02/15/23)(b)	180	181,431
4.75%, 04/01/29 (Call 04/01/24)(b)	185	186,724
STL Holding Co. LLC, 7.50%, 02/15/26 (Call 02/15/23)(b)	50	52,632
Taylor Morrison Communities Inc.
5.13%, 08/01/30 (Call 02/01/30)(b)	235	250,247
5.75%, 01/15/28 (Call 10/15/27)(b)	215	236,599
5.88%, 06/15/27 (Call 03/15/27)(b)	240	269,395
6.63%, 07/15/27 (Call 07/15/22)(b)	150	158,258
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.
5.63%, 03/01/24 (Call 12/01/23)(b)	150	160,455
5.88%, 04/15/23 (Call 01/15/23)(b)	200	209,240
Thor Industries Inc., 4.00%, 10/15/29 (Call 10/15/24)(b)	250	247,597
Toll Brothers Finance Corp.
3.80%, 11/01/29 (Call 08/01/29)	200	214,010
4.35%, 02/15/28 (Call 11/15/27)	200	218,246
4.38%, 04/15/23 (Call 01/15/23)	185	191,525
4.88%, 11/15/25 (Call 08/15/25)	150	165,969
4.88%, 03/15/27 (Call 12/15/26)	225	249,430
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	225	248,454
Tri Pointe Homes Inc.
5.25%, 06/01/27 (Call 12/01/26)	123	132,721
5.70%, 06/15/28 (Call 12/15/27)	210	228,339
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 08/15/23)(b)	255	263,662
Winnebago Industries Inc., 6.25%, 07/15/28 (Call 06/30/23)(b)	100	108,052

		19,876,902

Home Furnishings — 0.0%
Arcelik AS, 5.00%, 04/03/23(d)	600	616,014
Leggett & Platt Inc.
3.50%, 11/15/27 (Call 08/15/27)	213	229,244
4.40%, 03/15/29 (Call 12/15/28)	191	217,056
Panasonic Corp.
2.68%, 07/19/24 (Call 06/19/24)(b)	200	207,850
3.11%, 07/19/29 (Call 04/19/29)(b)	300	318,567

Security	Par (000)	Value

Home Furnishings (continued)
Tempur Sealy International Inc.
3.88%, 10/15/31 (Call 10/15/26)(b)	$395	$391,496
4.00%, 04/15/29 (Call 04/15/24)(b)	380	386,483
Whirlpool Corp.
2.40%, 05/15/31 (Call 02/15/31)	415	414,539
3.70%, 05/01/25	385	413,794
4.00%, 03/01/24	15	16,028
4.50%, 06/01/46 (Call 12/01/45)	280	339,203
4.60%, 05/15/50 (Call 11/15/49)	225	281,081
4.75%, 02/26/29 (Call 11/26/28)	453	526,323

		4,357,678

Household Products & Wares — 0.1%
ACCO Brands Corp., 4.25%, 03/15/29 (Call 03/15/24)(b)	275	271,870
Avery Dennison Corp.
2.25%, 02/15/32 (Call 11/15/31)	400	389,484
2.65%, 04/30/30 (Call 01/30/30)	365	371,424
4.88%, 12/06/28 (Call 09/06/28)	205	241,414
Central Garden & Pet Co.
4.13%, 10/15/30 (Call 10/15/25)	252	254,087
4.13%, 04/30/31 (Call 04/30/26)(b)	200	201,216
5.13%, 02/01/28 (Call 01/01/23)	200	210,078
Church & Dwight Co. Inc.
3.15%, 08/01/27 (Call 05/01/27)	260	278,832
3.95%, 08/01/47 (Call 02/01/47)	154	182,955
Clorox Co. (The)
1.80%, 05/15/30 (Call 02/15/30)	75	72,902
3.10%, 10/01/27 (Call 07/01/27)	924	988,606
3.50%, 12/15/24 (Call 09/15/24)	293	313,759
3.90%, 05/15/28 (Call 02/15/28)	100	112,331
Kimberly-Clark Corp.
1.05%, 09/15/27 (Call 07/15/27)	225	218,007
2.00%, 11/02/31 (Call 08/02/31)	700	697,872
2.75%, 02/15/26	372	395,905
2.88%, 02/07/50 (Call 08/07/49)	353	367,748
3.05%, 08/15/25	200	213,526
3.10%, 03/26/30 (Call 12/26/29)	625	679,256
3.20%, 04/25/29 (Call 01/25/29)	668	729,362
3.20%, 07/30/46 (Call 01/30/46)	230	254,127
3.90%, 05/04/47 (Call 11/04/46)	310	379,958
3.95%, 11/01/28 (Call 08/01/28)	302	344,694
5.30%, 03/01/41	60	82,393
6.63%, 08/01/37	107	163,851
Kronos Acquisition Holdings Inc./KIK Custom Products Inc.
5.00%, 12/31/26 (Call 06/30/23)(b)	295	292,239
7.00%, 12/31/27 (Call 12/31/23)(b)	260	250,193
Reckitt Benckiser Treasury Services PLC
2.75%, 06/26/24 (Call 04/26/24)(b)	1,011	1,052,825
3.00%, 06/26/27 (Call 03/26/27)(b)	215	228,304
3.63%, 09/21/23 (Call 06/21/23)(b)	200	209,636
SC Johnson & Son Inc., 4.75%, 04/15/46 (Call 04/15/46)(b)	460	613,465
Spectrum Brands Inc.
3.88%, 03/15/31 (Call 03/15/26)(b)	260	255,323
5.00%, 10/01/29 (Call 10/01/24)(b)	200	213,702
5.50%, 07/15/30 (Call 07/15/25)(b)	150	162,700
5.75%, 07/15/25 (Call 07/15/22)	106	108,697

		11,802,741

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housewares — 0.0%
American Greetings Corp., 8.75%, 04/15/25 (Call 04/15/22)(b)	$25	$26,026
CD&R Smokey Buyer Inc., 6.75%, 07/15/25 (Call 07/15/22)(b)	205	217,128
Newell Brands Inc.
4.00%, 12/01/24 (Call 09/01/24)	100	105,643
4.35%, 04/01/23 (Call 02/01/23)	527	549,176
4.70%, 04/01/26 (Call 01/01/26)	990	1,084,456
4.88%, 06/01/25 (Call 05/01/25)	265	290,146
5.88%, 04/01/36 (Call 10/01/35)	215	261,494
6.00%, 04/01/46 (Call 10/01/45)	350	439,344
Scotts Miracle-Gro Co. (The)
4.00%, 04/01/31 (Call 04/01/26)(b)	255	252,743
4.38%, 02/01/32 (Call 08/01/26)(b)	190	191,081
4.50%, 10/15/29 (Call 10/15/24)	255	265,473
5.25%, 12/15/26 (Call 12/15/21)	200	206,080
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (Call 10/01/24)(b)	305	291,958
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 03/14/26 (Call 12/14/25)(d)	200	216,190

		4,396,938

Insurance — 1.4%
ACE Capital Trust II, Series N, 9.70%, 04/01/30	58	86,650
Acrisure LLC/Acrisure Finance Inc.
4.25%, 02/15/29 (Call 02/15/24)(b)	320	309,251
6.00%, 08/01/29 (Call 08/01/24)(b)	245	241,026
7.00%, 11/15/25 (Call 11/15/21)(b)	470	475,377
10.13%, 08/01/26 (Call 08/01/22)(b)	190	211,419
Aegon NV, 5.50%, 04/11/48 (Call 04/11/28), (6 mo. LIBOR US + 3.540%)(a)	225	261,410
Aflac Inc.
2.88%, 10/15/26 (Call 07/15/26)	277	295,656
3.25%, 03/17/25	189	201,952
3.60%, 04/01/30 (Call 01/01/30)	455	505,578
3.63%, 11/15/24	1,051	1,130,844
4.00%, 10/15/46 (Call 04/15/46)	162	190,794
4.75%, 01/15/49 (Call 07/15/48)	425	565,722
AIA Group Ltd.
3.13%, 03/13/23(d)	800	823,472
3.20%, 09/16/40 (Call 03/16/40)(b)	1,705	1,738,708
3.38%, 04/07/30 (Call 01/07/30)(b)	656	706,853
3.60%, 04/09/29 (Call 01/09/29)(b)	627	684,534
3.90%, 04/06/28 (Call 01/06/28)(b)	713	788,086
AIG SunAmerica Global Financing X, 6.90%, 03/15/32(b)	281	391,736
Alleghany Corp., 4.90%, 09/15/44 (Call 03/15/44)	100	126,179
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (Call 10/15/23)(b)	505	504,909
5.88%, 11/01/29 (Call 11/01/24)(b)	200	201,434
6.75%, 10/15/27 (Call 10/15/22)(b)	630	651,760
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25 (Call 07/29/25)	209	225,770
Allstate Corp. (The)
1.45%, 12/15/30 (Call 09/15/30)	425	403,894
3.15%, 06/15/23	70	72,976
3.28%, 12/15/26 (Call 09/15/26)	356	385,107
3.85%, 08/10/49 (Call 02/10/49)	465	557,907
4.20%, 12/15/46 (Call 06/15/46)	380	473,906
4.50%, 06/15/43	333	417,639

Security	Par (000)	Value

Insurance (continued)
5.35%, 06/01/33	$38	$48,302
5.55%, 05/09/35	192	255,794
5.95%, 04/01/36	50	69,259
6.50%, 05/15/67 (Call 05/15/37), (3 mo. LIBOR US + 2.120%)(a)	99	132,455
Series B, 5.75%, 08/15/53 (Call 08/15/23)(a)	510	541,564
American Equity Investment Life Holding Co., 5.00%, 06/15/27 (Call 03/15/27)	326	370,864
American Financial Group Inc./OH
3.50%, 08/15/26 (Call 05/15/26)	103	111,003
4.50%, 06/15/47 (Call 12/15/46)	599	746,833
American International Group Inc.
2.50%, 06/30/25 (Call 05/30/25)	355	368,831
3.40%, 06/30/30 (Call 03/30/30)	1,145	1,239,989
3.75%, 07/10/25 (Call 04/10/25)	703	757,975
3.88%, 01/15/35 (Call 07/15/34)	391	437,318
3.90%, 04/01/26 (Call 01/01/26)	1,145	1,256,901
4.13%, 02/15/24	657	703,410
4.20%, 04/01/28 (Call 01/01/28)	380	429,590
4.25%, 03/15/29 (Call 12/15/28)	712	809,281
4.38%, 06/30/50 (Call 12/30/49)	335	417,628
4.38%, 01/15/55 (Call 07/15/54)	987	1,236,553
4.50%, 07/16/44 (Call 01/16/44)	790	963,602
4.70%, 07/10/35 (Call 01/10/35)	375	450,907
4.75%, 04/01/48 (Call 10/01/47)	294	378,969
4.80%, 07/10/45 (Call 01/10/45)	579	742,180
6.25%, 05/01/36	354	488,155
8.18%, 05/15/68 (Call 05/15/38), (3 mo. LIBOR US + 4.195%)(a)	275	403,367
Series A-9, 5.75%, 04/01/48 (Call 04/01/28), (3 mo. LIBOR US + 2.868%)(a)	399	456,967
Americo Life Inc., 3.45%, 04/15/31 (Call 01/15/31)(b)	585	583,286
AmFam Holdings Inc., 3.83%, 03/11/51 (Call 09/11/50)(b)	180	199,957
AmWINS Group Inc., 4.88%, 06/30/29 (Call 06/30/24)(b)	390	388,810
Aon Corp.
2.20%, 11/15/22	692	703,508
2.80%, 05/15/30 (Call 02/15/30)	1,208	1,252,273
3.75%, 05/02/29 (Call 02/02/29)	224	248,313
4.50%, 12/15/28 (Call 09/15/28)	520	600,475
6.25%, 09/30/40	200	288,628
8.21%, 01/01/27	685	879,225
Aon Corp./Aon Global Holdings PLC
2.05%, 08/23/31 (Call 05/23/31)	295	285,976
2.90%, 08/23/51 (Call 02/23/51)	100	98,606
Aon PLC
3.50%, 06/14/24 (Call 03/01/24)	670	710,099
3.88%, 12/15/25 (Call 09/15/25)	560	611,464
4.00%, 11/27/23 (Call 08/27/23)	198	209,407
4.60%, 06/14/44 (Call 03/14/44)	215	266,998
4.75%, 05/15/45 (Call 11/15/44)	243	312,622
Arch Capital Finance LLC
4.01%, 12/15/26 (Call 09/15/26)	72	80,090
5.03%, 12/15/46 (Call 06/15/46)	268	355,392
Arch Capital Group Ltd.
3.64%, 06/30/50 (Call 12/30/49)	316	348,753
7.35%, 05/01/34	208	304,146
Arch Capital Group U.S. Inc., 5.14%, 11/01/43	448	588,690

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Arthur J Gallagher & Co., 3.50%, 05/20/51 (Call 11/20/50)	$250	$272,890
Assurant Inc.
3.70%, 02/22/30 (Call 11/22/29)	208	222,976
4.20%, 09/27/23 (Call 08/27/23)	310	328,253
4.90%, 03/27/28 (Call 12/27/27)	119	136,633
7.00%, 03/27/48 (Call 03/27/28)(a)	125	145,786
Assured Guaranty U.S. Holdings Inc.
3.15%, 06/15/31 (Call 03/15/31)	150	157,881
3.60%, 09/15/51 (Call 03/15/51)	75	78,810
5.00%, 07/01/24	93	102,273
AssuredPartners Inc.
5.63%, 01/15/29 (Call 12/15/23)(b)	315	313,592
7.00%, 08/15/25 (Call 08/15/22)(b)	205	207,784
Athene Global Funding
0.91%, 08/19/24(b)	2,000	1,984,140
0.95%, 01/08/24(b)	70	69,937
1.00%, 04/16/24(b)	1,095	1,092,262
1.61%, 06/29/26(b)	505	498,970
1.73%, 10/02/26(b)	2,000	1,978,740
1.99%, 08/19/28(b)	3,995	3,888,134
2.45%, 08/20/27(b)	450	460,507
2.50%, 01/14/25(b)	111	114,465
2.55%, 06/29/25(b)	875	905,082
2.55%, 11/19/30(b)	140	138,971
2.67%, 06/07/31(b)	220	220,341
2.75%, 06/25/24(b)	1,138	1,185,728
2.95%, 11/12/26(b)	418	438,795
Athene Holding Ltd.
3.50%, 01/15/31 (Call 10/15/30)	467	498,490
3.95%, 05/25/51 (Call 11/25/50)	155	172,904
4.13%, 01/12/28 (Call 10/12/27)	491	542,717
6.15%, 04/03/30 (Call 01/03/30)	65	81,010
AXA SA
5.13%, 01/17/47 (Call 01/17/27)(a)(d)	400	452,424
8.60%, 12/15/30	848	1,251,046
AXIS Specialty Finance LLC
3.90%, 07/15/29 (Call 04/15/29)	181	199,410
4.90%, 01/15/40 (Call 01/15/30)(a)	76	80,755
AXIS Specialty Finance PLC, 4.00%, 12/06/27 (Call 09/06/27)	555	612,143
Belrose Funding Trust, 2.33%, 08/15/30 (Call 05/15/30)(b)	643	632,577
Berkshire Hathaway Finance Corp.
1.45%, 10/15/30 (Call 07/15/30)	1,110	1,061,116
1.85%, 03/12/30 (Call 12/12/29)	360	356,098
2.50%, 01/15/51 (Call 07/15/50)	849	796,914
2.85%, 10/15/50 (Call 04/15/50)	885	887,540
4.20%, 08/15/48 (Call 02/15/48)	596	736,996
4.25%, 01/15/49 (Call 07/15/48)	1,212	1,512,709
4.30%, 05/15/43	60	73,213
4.40%, 05/15/42	468	579,548
5.75%, 01/15/40	793	1,130,874
Berkshire Hathaway Inc.
2.75%, 03/15/23 (Call 01/15/23)	722	741,790
3.13%, 03/15/26 (Call 12/15/25)	1,452	1,562,773
4.50%, 02/11/43	535	671,254
Brighthouse Financial Global Funding
0.60%, 06/28/23(b)	325	324,399
1.55%, 05/24/26(b)	60	59,626

Security	Par (000)	Value

Insurance (continued)
2.00%, 06/28/28(b)	$200	$197,236
Brighthouse Financial Inc.
3.70%, 06/22/27 (Call 03/22/27)	415	449,806
4.70%, 06/22/47 (Call 12/22/46)	543	620,741
5.63%, 05/15/30 (Call 02/15/30)	610	732,146
BroadStreet Partners Inc., 5.88%, 04/15/29 (Call 04/15/24)(b)	390	383,276
Brown & Brown Inc.
2.38%, 03/15/31 (Call 12/15/30)	365	360,189
4.20%, 09/15/24 (Call 06/15/24)	830	896,143
4.50%, 03/15/29 (Call 12/15/28)	127	144,248
Chubb Corp. (The)
6.00%, 05/11/37	254	363,946
Series 1, 6.50%, 05/15/38	220	331,074
Chubb INA Holdings Inc.
1.38%, 09/15/30 (Call 06/15/30)	449	421,903
2.70%, 03/13/23	33	33,992
2.88%, 11/03/22 (Call 09/03/22)	231	235,705
3.15%, 03/15/25	961	1,024,916
3.35%, 05/15/24	467	496,398
3.35%, 05/03/26 (Call 02/03/26)	849	917,947
4.35%, 11/03/45 (Call 05/03/45)	865	1,109,674
6.70%, 05/15/36	20	29,642
Cincinnati Financial Corp.
6.13%, 11/01/34	18	24,297
6.92%, 05/15/28	25	32,230
Cloverie PLC for Zurich Insurance Co. Ltd., 5.63%, 06/24/46 (Call 06/24/26)(a)(d)	200	229,092
CNA Financial Corp.
2.05%, 08/15/30 (Call 05/15/30)	130	126,719
3.45%, 08/15/27 (Call 05/10/27)	385	417,471
3.90%, 05/01/29 (Call 02/01/29)	410	454,661
3.95%, 05/15/24 (Call 02/15/24)	379	403,984
4.50%, 03/01/26 (Call 12/01/25)	295	328,831
CNO Financial Group Inc.
5.25%, 05/30/25 (Call 02/28/25)	277	310,054
5.25%, 05/30/29 (Call 02/28/29)	639	745,828
CNO Global Funding, 1.75%, 10/07/26(b)	200	198,478
Empower Finance 2020 LP
1.36%, 09/17/27 (Call 07/17/27)(b)	25	24,304
1.78%, 03/17/31 (Call 12/17/30)(b)	512	490,522
3.08%, 09/17/51 (Call 03/17/51)(b)	290	302,264
Enstar Finance LLC, 5.75%, 09/01/40 (Call 09/01/25)(a)	375	398,632
Enstar Group Ltd.
3.10%, 09/01/31 (Call 03/01/31)	400	391,388
4.95%, 06/01/29 (Call 03/01/29)	362	407,800
Equitable Financial Life Global Funding
0.50%, 11/17/23(b)	1,025	1,021,013
0.80%, 08/12/24(b)	505	501,425
1.00%, 01/09/26(b)	370	360,376
1.30%, 07/12/26(b)	1,000	982,220
1.40%, 07/07/25(b)	710	707,288
1.40%, 08/27/27(b)	155	151,423
1.75%, 11/15/30(b)	1,032	983,630
1.80%, 03/08/28(b)	200	196,574
Equitable Holdings Inc.
3.90%, 04/20/23 (Call 03/20/23)	414	432,419
4.35%, 04/20/28 (Call 01/20/28)	823	930,262
5.00%, 04/20/48 (Call 10/20/47)	417	532,167

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
7.00%, 04/01/28	$8	$10,167
Everest Reinsurance Holdings Inc.
3.13%, 10/15/52 (Call 04/15/52)	50	49,110
3.50%, 10/15/50 (Call 04/15/50)	145	154,509
4.87%, 06/01/44	35	44,160
F&G Global Funding
0.90%, 09/20/24(b)	300	297,309
1.75%, 06/30/26(b)	250	249,298
2.00%, 09/20/28(b)	300	292,332
Fairfax Financial Holdings Ltd.
4.63%, 04/29/30 (Call 01/29/30)	245	274,723
4.85%, 04/17/28 (Call 01/17/28)	325	368,391
Farmers Exchange Capital II, 6.15%, 11/01/53 (Call 11/01/33)(a)(b)	165	210,052
Farmers Insurance Exchange, 4.75%, 11/01/57 (Call 11/01/37)(a)(b)	245	280,393
Fidelity & Guaranty Life Holdings Inc., 5.50%, 05/01/25 (Call 02/01/25)(b)	135	151,975
Fidelity National Financial Inc.
2.45%, 03/15/31 (Call 12/15/30)	453	449,208
3.20%, 09/17/51 (Call 03/17/51)	265	258,513
3.40%, 06/15/30 (Call 03/15/30)	520	554,419
4.50%, 08/15/28 (Call 05/15/28)	76	86,186
First American Financial Corp., 2.40%, 08/15/31 (Call 05/15/31)	100	97,094
Five Corners Funding Trust, 4.42%, 11/15/23(b)	580	622,357
Five Corners Funding Trust II, 2.85%, 05/15/30 (Call 02/15/30)(b)	183	189,559
GA Global Funding Trust
1.00%, 04/08/24(b)	1,300	1,297,101
1.63%, 01/15/26(b)	15	15,019
Genworth Holdings Inc.
4.80%, 02/15/24	195	199,354
4.90%, 08/15/23	210	215,269
6.50%, 06/15/34	150	155,988
Global Atlantic Fin Co.
3.13%, 06/15/31 (Call 03/15/31)(b)	1,250	1,254,525
4.70%, 10/15/51 (Call 07/15/26)(a)(b)	500	514,505
Globe Life Inc.
2.15%, 08/15/30 (Call 05/15/30)	510	502,039
4.55%, 09/15/28 (Call 06/15/28)	282	324,145
Great-West Lifeco Finance 2018 LP
4.05%, 05/17/28 (Call 02/17/28)(b)	200	225,464
4.58%, 05/17/48 (Call 11/17/47)(b)	162	209,430
Great-West Lifeco Finance Delaware LP, 4.15%, 06/03/47 (Call 12/03/46)(b)	84	101,832
Great-West Lifeco U.S. Finance 2020 LP, 0.90%, 08/12/25 (Call 07/12/25)(b)	670	654,697
GTCR AP Finance Inc., 8.00%, 05/15/27 (Call 05/15/22)(b)	150	157,787
Guardian Life Global Funding
1.40%, 07/06/27(b)	210	206,270
2.90%, 05/06/24(b)	175	183,913
3.40%, 04/25/23(b)	50	52,111
Guardian Life Insurance Co. of America (The)
3.70%, 01/22/70 (Call 07/22/69)(b)	260	283,049
4.85%, 01/24/77(b)	450	600,255
4.88%, 06/19/64(b)	398	530,705
Hanover Insurance Group Inc. (The)
2.50%, 09/01/30 (Call 06/01/30)	250	249,728

Security	Par (000)	Value

Insurance (continued)
4.50%, 04/15/26 (Call 01/15/26)	$13	$14,434
Hanwha Life Insurance Co. Ltd., 4.70%, (Call 04/23/23)(a)(d)(g)	600	620,460
Hartford Financial Services Group Inc. (The)
2.80%, 08/19/29 (Call 05/19/29)	335	349,110
2.90%, 09/15/51 (Call 03/15/51)	35	34,690
3.60%, 08/19/49 (Call 02/19/49)	485	539,853
4.30%, 04/15/43	286	338,573
4.40%, 03/15/48 (Call 09/15/47)	150	186,855
5.95%, 10/15/36	410	555,259
6.10%, 10/01/41	227	321,820
High Street Funding Trust I, 4.11%, 02/15/28 (Call 11/15/27)(b)	150	167,369
HUB International Ltd., 7.00%, 05/01/26 (Call 05/01/22)(b)	652	673,842
Jackson National Life Global Funding
2.65%, 06/21/24(b)	315	327,427
3.05%, 04/29/26(b)	67	71,051
3.05%, 06/21/29(b)	100	105,214
3.25%, 01/30/24(b)	170	178,628
3.88%, 06/11/25(b)	425	460,292
Kemper Corp., 4.35%, 02/15/25 (Call 11/15/24)	180	193,955
La Mondiale SAM, 5.88%, 01/26/47 (Call 01/26/27)(a)(d)	400	453,768
Legal & General Group PLC, 5.25%, 03/21/47 (Call 03/21/27)(a)(d)	200	220,912
Liberty Mutual Group Inc.
3.95%, 10/15/50 (Call 04/15/50)(b)	370	418,925
3.95%, 05/15/60 (Call 11/15/59)(b)	1,180	1,336,515
4.13%, 12/15/51 (Call 12/15/26)(a)(b)	250	256,443
4.25%, 06/15/23(b)	337	355,174
4.30%, 02/01/61 (Call 02/03/26)(b)	385	359,517
4.57%, 02/01/29(b)	560	645,837
7.80%, 03/07/87(b)	225	316,519
Lincoln National Corp.
3.05%, 01/15/30 (Call 10/15/29)	338	356,495
3.35%, 03/09/25	231	246,385
3.40%, 01/15/31 (Call 10/15/30)	120	129,474
3.63%, 12/12/26 (Call 09/15/26)	508	552,145
3.80%, 03/01/28 (Call 12/01/27)	243	268,483
4.00%, 09/01/23	268	283,737
4.35%, 03/01/48 (Call 09/01/47)	310	375,531
4.38%, 06/15/50 (Call 12/15/49)(c)	70	86,124
6.30%, 10/09/37	148	208,235
7.00%, 06/15/40	226	345,470
Loews Corp.
2.63%, 05/15/23 (Call 02/15/23)	234	240,201
3.20%, 05/15/30 (Call 02/15/30)	645	689,763
3.75%, 04/01/26 (Call 01/01/26)	300	327,807
4.13%, 05/15/43 (Call 11/15/42)	474	554,845
6.00%, 02/01/35	25	33,358
Manulife Financial Corp.
2.48%, 05/19/27 (Call 03/19/27)	396	409,769
4.06%, 02/24/32 (Call 02/24/27)(a)	265	287,697
4.15%, 03/04/26	1,045	1,157,463
5.38%, 03/04/46	618	879,766
Markel Corp.
3.35%, 09/17/29 (Call 06/17/29)	735	793,712
3.45%, 05/07/52 (Call 11/07/51)	150	158,336
3.50%, 11/01/27 (Call 08/01/27)	160	173,078
4.15%, 09/17/50 (Call 03/17/50)	271	317,203

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
4.30%, 11/01/47 (Call 05/01/47)	$180	$215,100
5.00%, 04/05/46	64	83,166
5.00%, 05/20/49 (Call 11/20/48)	240	313,046
Marsh & McLennan Companies Inc.
2.25%, 11/15/30 (Call 08/15/30)	781	780,578
3.30%, 03/14/23 (Call 01/14/23)	305	314,977
3.50%, 06/03/24 (Call 03/03/24)	337	357,702
3.50%, 03/10/25 (Call 12/10/24)	495	529,338
3.75%, 03/14/26 (Call 12/14/25)	358	390,299
3.88%, 03/15/24 (Call 02/15/24)	1,130	1,205,947
4.20%, 03/01/48 (Call 09/01/47)	505	627,831
4.35%, 01/30/47 (Call 07/30/46)	313	394,033
4.38%, 03/15/29 (Call 12/15/28)	1,030	1,190,134
4.75%, 03/15/39 (Call 09/15/38)	220	278,771
4.90%, 03/15/49 (Call 09/15/48)	649	886,300
5.88%, 08/01/33	170	226,440
Massachusetts Mutual Life Insurance Co.
3.38%, 04/15/50(b)	45	48,380
3.73%, 10/15/70(b)	113	125,670
4.90%, 04/01/77(b)	214	285,012
5.08%, 02/15/69 (Call 02/15/49)(a)(b)	945	1,193,110
MassMutual Global Funding II
0.60%, 04/12/24(b)	408	405,336
0.85%, 06/09/23(b)	245	246,181
2.35%, 01/14/27(b)	1,200	1,236,708
2.75%, 06/22/24(b)	850	889,584
2.95%, 01/11/25(b)	250	263,677
3.40%, 03/08/26(b)	260	280,691
MBIA Inc., 5.70%, 12/01/34(c)	50	49,517
Mercury General Corp., 4.40%, 03/15/27 (Call 12/15/26)	445	492,090
Met Tower Global Funding, 1.25%, 09/14/26(b)	200	197,054
MetLife Capital Trust IV, 7.88%, 12/15/67 (Call 12/15/32)(b)	300	417,345
MetLife Inc.
3.00%, 03/01/25	441	466,366
3.60%, 04/10/24	445	474,437
3.60%, 11/13/25 (Call 08/13/25)	196	213,238
4.05%, 03/01/45	369	444,741
4.13%, 08/13/42	230	272,948
4.55%, 03/23/30 (Call 12/23/29)	855	1,009,601
4.60%, 05/13/46 (Call 11/13/45)	352	457,885
4.72%, 12/15/44	470	604,086
4.88%, 11/13/43	305	399,102
5.70%, 06/15/35	231	311,848
5.88%, 02/06/41	650	927,758
6.38%, 06/15/34	440	619,102
6.40%, 12/15/66 (Call 12/15/31)	913	1,157,830
6.50%, 12/15/32	300	416,841
9.25%, 04/08/68 (Call 04/08/33)(b)	215	327,114
10.75%, 08/01/69 (Call 08/01/34)	525	899,020
Series D, 4.37%, 09/15/23	619	660,399
Metropolitan Life Global Funding I
0.70%, 09/27/24(b)	165	163,878
0.95%, 07/02/25(b)	155	153,087
1.95%, 01/13/23(b)	325	330,596
2.95%, 04/09/30(b)	5	5,294
3.00%, 09/19/27(b)	155	165,007
3.05%, 06/17/29(b)	235	251,145
3.45%, 12/18/26(b)	368	399,769

Security	Par (000)	Value

Insurance (continued)
3.60%, 01/11/24(b)	$40	$42,388
MGIC Investment Corp.
5.25%, 08/15/28 (Call 08/15/23)	300	319,242
5.75%, 08/15/23	280	300,132
Mitsui Sumitomo Insurance Co. Ltd.
4.95%, (Call 03/06/29)(a)(b)(g)	10	11,338
7.00%, 03/15/72 (Call 03/15/22)(a)(b)	90	91,949
Munich Re America Corp., Series B, 7.45%, 12/15/26	50	63,672
Mutual of Omaha Insurance Co., 4.30%, 07/15/54 (Call 07/15/24)(a)(b)	175	181,337
National Life Insurance Co., 5.25%, 07/19/68 (Call 07/19/48)(a)(b)	25	29,659
Nationwide Financial Services Inc.
3.90%, 11/30/49 (Call 05/30/49)(b)	295	345,592
5.30%, 11/18/44(b)	353	450,160
Nationwide Mutual Insurance Co.
4.35%, 04/30/50 (Call 10/30/49)(b)	1,540	1,793,592
4.95%, 04/22/44(b)	20	24,010
9.38%, 08/15/39(b)	370	642,050
New York Life Global Funding
0.40%, 10/21/23(b)	185	184,364
0.60%, 08/27/24(b)	1,000	985,520
0.85%, 01/15/26(b)	355	347,534
0.95%, 06/24/25(b)	485	479,587
1.10%, 05/05/23(b)	125	126,164
1.15%, 06/09/26(b)	1,000	988,050
1.20%, 08/07/30(b)	50	46,670
1.85%, 08/01/31(b)	1,000	968,780
2.00%, 01/22/25(b)	1,060	1,086,723
2.35%, 07/14/26(b)	100	103,608
2.88%, 04/10/24(b)	741	777,079
2.90%, 01/17/24(b)	208	217,337
3.00%, 01/10/28(b)	250	268,070
New York Life Insurance Co.
3.75%, 05/15/50 (Call 11/15/49)(b)	1,211	1,386,159
4.45%, 05/15/69 (Call 11/15/68)(b)	457	585,705
5.88%, 05/15/33(b)	330	432,069
6.75%, 11/15/39(b)	249	375,492
Nippon Life Insurance Co.
2.75%, 01/21/51 (Call 01/21/31)(a)(b)	350	340,791
2.90%, 09/16/51 (Call 09/16/31)(a)(b)	500	488,360
3.40%, 01/23/50 (Call 01/23/30)(a)(b)	775	798,537
4.70%, 01/20/46 (Call 01/20/26)(a)(b)	830	911,141
5.10%, 10/16/44 (Call 10/16/24)(a)(b)	790	861,922
NMI Holdings Inc., 7.38%, 06/01/25 (Call 03/30/25)(b)	270	310,392
Northwestern Mutual Life Insurance Co. (The)
3.63%, 09/30/59 (Call 03/30/59)(b)	1,026	1,142,441
3.85%, 09/30/47 (Call 03/30/47)(b)	253	291,942
6.06%, 03/30/40(b)	252	356,018
Ohio National Financial Services Inc., 5.80%, 01/24/30 (Call 10/24/29)(b)	148	169,772
Old Republic International Corp.
3.85%, 06/11/51 (Call 12/11/50)	225	247,127
3.88%, 08/26/26 (Call 07/26/26)	73	79,913
OneAmerica Financial Partners Inc., 4.25%, 10/15/50 (Call 04/15/50)(b)	165	179,466
Pacific Life Global Funding II
0.50%, 09/23/23(b)	40	39,899
1.20%, 06/24/25(b)	755	751,444
1.38%, 04/14/26(b)	1,145	1,143,935

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
1.60%, 09/21/28(b)	$1,000	$972,550
Pacific Life Insurance Co., 4.30%, 10/24/67 (Call 10/24/47)(a)(b)	204	236,059
Pacific LifeCorp.
3.35%, 09/15/50 (Call 03/15/50)(b)	1,000	1,076,350
5.13%, 01/30/43(b)	50	63,201
PartnerRe Finance B LLC
3.70%, 07/02/29 (Call 04/02/29)	494	542,209
4.50%, 10/01/50 (Call 04/01/30)(a)	115	122,842
Penn Mutual Life Insurance Co. (The), 3.80%, 04/29/61(b)	310	329,958
Phoenix Group Holdings PLC, 5.38%, 07/06/27(d)	200	224,844
Pricoa Global Funding I
0.80%, 09/01/25(b)	365	358,101
1.20%, 09/01/26(b)	500	492,320
2.40%, 09/23/24(b)	460	479,283
3.45%, 09/01/23(b)	240	252,406
Principal Financial Group Inc.
2.13%, 06/15/30 (Call 03/12/30)	1,155	1,135,931
3.10%, 11/15/26 (Call 08/15/26)	470	500,061
3.40%, 05/15/25 (Call 02/15/25)	374	398,531
3.70%, 05/15/29 (Call 02/15/29)	330	365,729
4.30%, 11/15/46 (Call 05/15/46)	60	73,892
4.63%, 09/15/42	345	429,387
6.05%, 10/15/36	5	6,929
Principal Life Global Funding II
0.75%, 04/12/24(b)	720	716,292
0.75%, 08/23/24(b)	30	29,741
0.88%, 01/12/26(b)	270	262,148
1.25%, 05/11/23(b)	1,000	1,009,830
1.25%, 06/23/25(b)	310	307,811
1.25%, 08/16/26(b)	325	318,978
1.50%, 08/27/30(b)	560	525,941
2.25%, 11/21/24(b)	385	397,328
2.50%, 09/16/29(b)	305	317,148
3.00%, 04/18/26(b)	390	413,490
Progressive Corp. (The)
2.45%, 01/15/27	301	316,763
3.20%, 03/26/30 (Call 12/26/29)	225	244,303
3.70%, 01/26/45	330	379,909
3.95%, 03/26/50 (Call 09/26/49)	230	280,782
4.00%, 03/01/29 (Call 12/01/28)	17	19,345
4.13%, 04/15/47 (Call 10/15/46)	590	727,128
4.20%, 03/15/48 (Call 09/15/47)	416	521,369
4.35%, 04/25/44	81	101,121
6.25%, 12/01/32	10	13,607
6.63%, 03/01/29	81	105,411
Protective Life Corp., 4.30%, 09/30/28 (Call 06/30/28)(b)	377	421,799
Protective Life Global Funding
0.47%, 01/12/24(b)	265	262,546
0.50%, 04/12/23(b)	310	309,743
0.63%, 10/13/23(b)	175	174,708
0.78%, 07/05/24(b)	990	983,080
1.08%, 06/09/23(b)	200	201,472
1.17%, 07/15/25(b)	375	371,677
1.30%, 09/20/26(b)	1,000	980,290
1.62%, 04/15/26(b)	1,205	1,204,952
3.10%, 04/15/24(b)	200	210,146
Provident Financing Trust I, 7.41%, 03/15/38(c)	55	67,710

Security	Par (000)	Value

Insurance (continued)
Prudential Financial Inc.
1.50%, 03/10/26 (Call 02/10/26)	$260	$261,916
2.10%, 03/10/30 (Call 12/10/29)(c)	180	181,213
3.00%, 03/10/40 (Call 09/10/39)	328	336,912
3.70%, 03/13/51 (Call 09/13/50)	865	1,002,717
3.88%, 03/27/28 (Call 12/27/27)	336	376,837
3.91%, 12/07/47 (Call 06/07/47)	608	715,397
3.94%, 12/07/49 (Call 06/07/49)	642	765,258
4.35%, 02/25/50 (Call 08/25/49)	479	610,653
4.42%, 03/27/48 (Call 09/27/47)	230	291,792
4.50%, 09/15/47 (Call 09/15/27), (3 mo. LIBOR US + 2.380%)(a)	840	894,516
4.60%, 05/15/44	406	512,473
5.20%, 03/15/44 (Call 03/15/24), (3 mo. LIBOR US + 3.040%)(a)	659	702,408
5.38%, 05/15/45 (Call 05/15/25), (3 mo. LIBOR US + 3.031%)(a)	780	849,124
5.63%, 06/15/43 (Call 06/15/23)(a)	460	484,007
5.70%, 12/14/36	889	1,197,056
5.70%, 09/15/48 (Call 09/15/28), (3 mo. LIBOR US + 2.665%)(a)	638	728,928
Series B, 5.75%, 07/15/33	105	137,478
Prudential PLC, 3.13%, 04/14/30	735	786,641
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)	125	132,559
4.88%, 03/15/27 (Call 09/15/26)	224	244,418
6.63%, 03/15/25 (Call 09/15/24)	295	329,453
Reinsurance Group of America Inc.
3.15%, 06/15/30 (Call 03/15/30)	235	247,944
3.90%, 05/15/29 (Call 02/15/29)	451	500,398
3.95%, 09/15/26 (Call 06/15/26)	400	438,756
Reliance Standard Life Global Funding II
1.51%, 09/28/26(b)	500	492,360
2.15%, 01/21/23(b)	100	101,832
2.50%, 10/30/24(b)	35	36,222
2.75%, 01/21/27(b)	150	156,714
3.85%, 09/19/23(b)	690	728,764
RenaissanceRe Finance Inc., 3.45%, 07/01/27 (Call 04/01/27)	228	245,330
RenaissanceRe Holdings Ltd., 3.60%, 04/15/29 (Call 01/15/29)	157	171,350
Sagicor Financial Co. Ltd., 5.30%, 05/13/28 (Call 05/13/24)(b)	265	275,210
Sammons Financial Group Inc., 4.45%, 05/12/27 (Call 02/12/27)(b)	20	22,108
SBL Holdings Inc.
5.00%, 02/18/31 (Call 11/18/30)(b)	638	676,216
5.13%, 11/13/26 (Call 09/13/26)(b)	175	192,288
Security Benefit Global Funding, 1.25%, 05/17/24(b)	20	20,000
Selective Insurance Group Inc., 5.38%, 03/01/49 (Call 09/01/48)	30	39,959
Sirius International Group Ltd., 4.60%, 11/01/26 (Call 08/01/26)(b)	620	640,621
Sompo International Holdings Ltd., 4.70%, 10/15/22	243	251,476
Sompo Japan Insurance Inc., 5.33%, 03/28/73 (Call 03/28/23)(a)(b)	305	321,842
Sumitomo Life Insurance Co.
3.38%, 04/15/81 (Call 04/15/31)(a)(b)	500	514,365
4.00%, 09/14/77 (Call 09/14/27)(a)(b)	935	1,011,044
6.50%, 09/20/73 (Call 09/20/23)(a)(b)	5	5,457

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Swiss Re America Holding Corp., 7.00%, 02/15/26	$12	$14,729
Swiss Re Finance Luxembourg SA, 5.00%, 04/02/49 (Call 04/02/29)(a)(b)	500	566,740
Swiss Re Treasury U.S. Corp., 4.25%, 12/06/42(b)	198	241,855
Teachers Insurance & Annuity Association of America
3.30%, 05/15/50 (Call 11/15/49)(b)	285	301,900
4.27%, 05/15/47 (Call 11/15/46)(b)	1,099	1,347,451
4.38%, 09/15/54 (Call 09/15/24)(a)(b)	75	78,177
4.90%, 09/15/44(b)	766	1,002,395
6.85%, 12/16/39(b)	251	377,233
Tongyang Life Insurance Co. Ltd., 5.25%, (Call 09/22/25)(a)(d)(g)	400	419,324
Transatlantic Holdings Inc., 8.00%, 11/30/39	130	204,994
Travelers Companies Inc. (The)
2.55%, 04/27/50 (Call 10/27/49)	180	175,804
3.05%, 06/08/51 (Call 12/08/50)	400	425,656
3.75%, 05/15/46 (Call 11/15/45)	165	193,372
4.00%, 05/30/47 (Call 11/30/46)	220	268,070
4.05%, 03/07/48 (Call 09/07/47)	72	88,834
4.10%, 03/04/49 (Call 09/04/48)	405	507,599
4.30%, 08/25/45 (Call 02/25/45)	625	790,850
4.60%, 08/01/43	185	238,792
5.35%, 11/01/40	535	737,011
6.25%, 06/15/37	585	848,542
6.75%, 06/20/36	220	326,795
Travelers Property Casualty Corp., 6.38%, 03/15/33	162	226,395
Trinity Acquisition PLC, 4.40%, 03/15/26 (Call 12/15/25)	129	142,451
Unum Group
4.00%, 03/15/24	152	161,728
4.00%, 06/15/29 (Call 03/15/29)	100	110,618
4.13%, 06/15/51 (Call 12/15/50)	5	5,156
4.50%, 12/15/49 (Call 06/15/49)	755	821,093
5.75%, 08/15/42	425	541,607
USI Inc./NY, 6.88%, 05/01/25 (Call 05/01/22)(b)	354	358,970
Vigorous Champion International Ltd.
4.25%, 05/28/29(d)	400	418,056
4.38%, 09/10/23(d)	200	208,416
Voya Financial Inc.
3.13%, 07/15/24 (Call 05/15/24)	15	15,826
3.65%, 06/15/26	393	427,112
4.70%, 01/23/48 (Call 01/23/28)(a)	225	235,100
4.80%, 06/15/46	150	193,239
5.65%, 05/15/53 (Call 05/15/23)(a)	201	211,064
5.70%, 07/15/43	190	262,398
W R Berkley Corp., 3.15%, 09/30/61 (Call 03/30/61)	300	293,004
Western & Southern Financial Group Inc., 5.75%, 07/15/33(b)	5	6,453
Western & Southern Life Insurance Co. (The)
3.75%, 04/28/61 (Call 10/28/60)(b)	147	163,221
5.15%, 01/15/49 (Call 07/15/48)(b)	100	134,604
Willis North America Inc.
2.95%, 09/15/29 (Call 06/15/29)	529	546,050
3.60%, 05/15/24 (Call 03/15/24)	920	973,691
3.88%, 09/15/49 (Call 03/15/49)	593	657,376
4.50%, 09/15/28 (Call 06/15/28)	554	628,136
5.05%, 09/15/48 (Call 03/15/48)	250	327,540
Willow No. 2 Ireland PLC for Zurich Insurance Co. Ltd., 4.25%, 10/01/45 (Call 10/01/25)(a)(d)	200	214,912
WR Berkley Corp., 4.75%, 08/01/44	305	385,962

Security	Par (000)	Value

Insurance (continued)
XLIT Ltd.
4.45%, 03/31/25	$147	$161,235
5.25%, 12/15/43	58	80,120
5.50%, 03/31/45	370	514,870
ZhongAn Online P&C Insurance Co. Ltd.
3.13%, 07/16/25 (Call 04/16/25)(d)	400	391,200
3.50%, 03/08/26 (Call 12/08/25)(d)	400	392,320

		223,588,484

Internet — 0.6%
Acuris Finance Us Inc./Acuris Finance SARL, 5.00%, 05/01/28 (Call 05/01/24)(b)	210	207,375
Alibaba Group Holding Ltd.
2.80%, 06/06/23 (Call 05/06/23)	300	308,415
3.15%, 02/09/51 (Call 08/09/50)	815	773,973
3.40%, 12/06/27 (Call 09/06/27)	920	976,718
3.60%, 11/28/24 (Call 08/28/24)	984	1,046,563
4.00%, 12/06/37 (Call 06/06/37)	662	719,230
4.20%, 12/06/47 (Call 06/06/47)	610	681,803
4.40%, 12/06/57 (Call 06/06/57)	535	617,845
4.50%, 11/28/34 (Call 05/28/34)	440	500,056
Alphabet Inc.
0.45%, 08/15/25 (Call 07/15/25)	167	163,399
0.80%, 08/15/27 (Call 06/15/27)	915	879,489
1.10%, 08/15/30 (Call 05/15/30)	810	760,622
1.90%, 08/15/40 (Call 02/15/40)	844	764,377
2.00%, 08/15/26 (Call 05/15/26)	712	735,005
2.05%, 08/15/50 (Call 02/15/50)	1,220	1,094,072
2.25%, 08/15/60 (Call 02/15/60)	734	659,257
3.38%, 02/25/24	540	572,449
Amazon.com Inc.
0.40%, 06/03/23	1,350	1,349,271
0.45%, 05/12/24	1,535	1,523,626
0.80%, 06/03/25 (Call 05/03/25)	437	432,779
1.00%, 05/12/26 (Call 04/12/26)	1,442	1,428,835
1.20%, 06/03/27 (Call 04/03/27)	300	294,873
1.50%, 06/03/30 (Call 03/03/30)	1,016	982,807
1.65%, 05/12/28 (Call 03/12/28)	1,580	1,573,601
2.10%, 05/12/31 (Call 02/12/31)	1,760	1,769,962
2.40%, 02/22/23 (Call 01/22/23)	1,263	1,292,883
2.50%, 11/29/22 (Call 08/29/22)	467	475,009
2.50%, 06/03/50 (Call 12/03/49)	1,359	1,300,318
2.70%, 06/03/60 (Call 12/03/59)	1,872	1,806,180
2.80%, 08/22/24 (Call 06/22/24)	1,758	1,846,744
2.88%, 05/12/41 (Call 11/12/40)	1,295	1,337,761
3.10%, 05/12/51 (Call 11/12/50)	1,691	1,810,300
3.15%, 08/22/27 (Call 05/22/27)	905	980,558
3.25%, 05/12/61 (Call 11/12/60)	855	930,924
3.80%, 12/05/24 (Call 09/05/24)	828	896,086
3.88%, 08/22/37 (Call 02/22/37)	595	700,345
4.05%, 08/22/47 (Call 02/22/47)	1,073	1,319,940
4.25%, 08/22/57 (Call 02/22/57)	645	839,977
4.80%, 12/05/34 (Call 06/05/34)	870	1,103,786
4.95%, 12/05/44 (Call 06/05/44)	691	929,879
5.20%, 12/03/25 (Call 09/03/25)	925	1,060,660
ANGI Group LLC, 3.88%, 08/15/28 (Call 08/15/23)(b)	245	239,701
Arches Buyer Inc.
4.25%, 06/01/28 (Call 12/01/23)(b)	335	337,569
6.13%, 12/01/28 (Call 12/01/23)(b)	220	222,477
Baidu Inc.
1.63%, 02/23/27 (Call 01/23/27)	500	488,580

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
1.72%, 04/09/26 (Call 03/09/26)	$280	$277,077
3.08%, 04/07/25 (Call 03/07/25)	250	260,118
3.43%, 04/07/30 (Call 01/07/30)	309	323,375
3.50%, 11/28/22	60	61,589
3.63%, 07/06/27	200	215,694
3.88%, 09/29/23 (Call 08/29/23)	640	671,859
4.13%, 06/30/25	235	253,781
4.38%, 05/14/24 (Call 04/14/24)	975	1,046,750
4.38%, 03/29/28 (Call 12/29/27)	70	77,583
4.88%, 11/14/28 (Call 08/14/28)	830	952,292
Booking Holdings Inc.
2.75%, 03/15/23 (Call 02/15/23)	695	714,356
3.55%, 03/15/28 (Call 12/15/27)	570	631,668
3.60%, 06/01/26 (Call 03/01/26)	932	1,013,932
3.65%, 03/15/25 (Call 12/15/24)	216	232,502
4.63%, 04/13/30 (Call 01/13/30)	809	953,779
Cablevision Lightpath LLC
3.88%, 09/15/27 (Call 09/15/23)(b)	225	218,970
5.63%, 09/15/28 (Call 09/15/23)(b)	300	296,745
Cars.com Inc., 6.38%, 11/01/28 (Call 11/01/23)(b)	200	209,078
Cogent Communications Group Inc., 3.50%, 05/01/26 (Call 02/01/26)(b)	245	248,043
E*TRADE Financial Corp.
3.80%, 08/24/27 (Call 05/24/27)	758	832,451
4.50%, 06/20/28 (Call 03/20/28)	461	525,005
eBay Inc.
1.40%, 05/10/26 (Call 04/10/26)	330	327,043
1.90%, 03/11/25 (Call 02/11/25)	534	544,477
2.60%, 05/10/31 (Call 02/10/31)	90	91,046
2.70%, 03/11/30 (Call 12/11/29)	320	328,614
2.75%, 01/30/23 (Call 12/30/22)	1,015	1,040,243
3.45%, 08/01/24 (Call 05/01/24)	157	166,392
3.60%, 06/05/27 (Call 03/05/27)	430	468,859
3.65%, 05/10/51 (Call 11/10/50)	301	328,782
4.00%, 07/15/42 (Call 01/15/42)	510	576,703
Endure Digital Inc., 6.00%, 02/15/29 (Call 02/15/24)(b)	335	309,523
Expedia Group Inc.
2.95%, 03/15/31 (Call 12/15/30)	255	257,272
3.25%, 02/15/30 (Call 11/15/29)	772	794,720
3.80%, 02/15/28 (Call 11/15/27)	355	383,141
4.50%, 08/15/24 (Call 05/15/24)	234	252,292
4.63%, 08/01/27 (Call 05/01/27)	800	896,096
5.00%, 02/15/26 (Call 11/15/25)	398	446,799
6.25%, 05/01/25 (Call 02/01/25)(b)	180	205,610
Getty Images Inc., 9.75%, 03/01/27 (Call 03/01/22)(b)	15	15,930
Go Daddy Operating Co. LLC/GD Finance Co. Inc.
3.50%, 03/01/29 (Call 03/01/24)(b)	414	400,864
5.25%, 12/01/27 (Call 06/01/22)(b)	325	337,516
GrubHub Holdings Inc., 5.50%, 07/01/27 (Call 07/01/22)(b)	240	246,420
ION Trading Technologies Sarl, 5.75%, 05/15/28 (Call 05/15/24)(b)	225	231,678
JD.com Inc.
3.38%, 01/14/30 (Call 10/14/29)	1,543	1,604,735
3.88%, 04/29/26	93	99,738
4.13%, 01/14/50 (Call 07/14/49)	270	285,598
Match Group Holdings II LLC
3.63%, 10/01/31 (Call 10/01/26)(b)	245	238,025
4.13%, 08/01/30 (Call 05/01/25)(b)	185	190,581
4.63%, 06/01/28 (Call 06/01/23)(b)	280	291,152

Security	Par (000)	Value

Internet (continued)
5.00%, 12/15/27 (Call 12/15/22)(b)	$200	$208,886
5.63%, 02/15/29 (Call 02/15/24)(b)	205	221,410
Meituan
2.13%, 10/28/25 (Call 09/28/25)(d)	800	771,560
3.05%, 10/28/30 (Call 07/28/30)(d)	800	742,456
MercadoLibre Inc., 3.13%, 01/14/31 (Call 10/14/30)	800	754,208
Millennium Escrow Corp., 6.63%, 08/01/26 (Call 08/01/23)(b)	380	386,270
NAVER Corp., 1.50%, 03/29/26(d)	600	593,646
Netflix Inc.
3.63%, 06/15/25 (Call 03/15/25)(b)	245	260,550
4.38%, 11/15/26	470	523,242
4.88%, 04/15/28	789	904,573
4.88%, 06/15/30 (Call 03/15/30)(b)	500	586,385
5.38%, 11/15/29(b)	480	578,755
5.75%, 03/01/24	200	220,242
5.88%, 02/15/25	403	456,611
5.88%, 11/15/28	950	1,156,777
6.38%, 05/15/29	400	503,716
Northwest Fiber LLC/Northwest Fiber Finance Sub Inc.
4.75%, 04/30/27 (Call 10/15/23)(b)	170	165,995
6.00%, 02/15/28 (Call 02/15/24)(b)	160	153,523
10.75%, 06/01/28 (Call 06/01/23)(b)	80	87,948
NortonLifeLock Inc., 5.00%, 04/15/25 (Call 04/15/22)(b)	465	471,171
Photo Holdings Merger Sub Inc., 8.50%, 10/01/26 (Call 10/01/22)(b)	327	343,677
Prosus NV
3.06%, 07/13/31 (Call 04/13/31)(d)	400	385,976
3.68%, 01/21/30 (Call 10/21/29)(d)	1,657	1,696,901
4.03%, 08/03/50 (Call 02/03/50)(d)	600	561,414
Rakuten Group Inc.
5.13%, (Call 04/22/26)(a)(b)(g)	350	351,397
6.25%, (Call 04/22/31)(a)(b)(g)	500	526,480
Tencent Holdings Ltd.
0.73%, 01/19/23, (3 mo. LIBOR US + 0.605%)(a)(d)	600	599,694
1.03%, 04/11/24, (3 mo. LIBOR US + 0.910%)(a)(d)	400	401,648
1.81%, 01/26/26 (Call 12/26/25)(c)(d)	1,000	999,820
2.39%, 06/03/30 (Call 03/03/30)(d)	800	780,408
2.88%, 04/22/31 (Call 01/22/31)(d)	200	202,876
2.99%, 01/19/23 (Call 12/19/22)(d)	800	817,848
3.24%, 06/03/50 (Call 12/03/49)(d)	800	771,392
3.28%, 04/11/24 (Call 03/11/24)(d)	800	838,368
3.29%, 06/03/60 (Call 12/03/59)(c)(d)	600	570,474
3.58%, 04/11/26 (Call 02/11/26)(d)	400	428,400
3.60%, 01/19/28 (Call 10/19/27)(d)	600	638,730
3.68%, 04/22/41 (Call 10/22/40)(d)	200	208,906
3.80%, 02/11/25(c)(d)	200	213,306
3.84%, 04/22/51 (Call 10/22/50)(d)	800	851,880
3.93%, 01/19/38 (Call 07/19/37)(d)	800	858,192
3.94%, 04/22/61 (Call 10/22/60)(d)	600	644,724
3.98%, 04/11/29 (Call 01/11/29)(d)	1,500	1,636,125
4.53%, 04/11/49 (Call 10/11/48)(d)	400	474,992
Tencent Music Entertainment Group
1.38%, 09/03/25 (Call 08/03/25)	375	364,444
2.00%, 09/03/30 (Call 06/03/30)	1,157	1,084,144
TripAdvisor Inc., 7.00%, 07/15/25 (Call 07/15/22)(b)	240	254,566
Twitter Inc., 3.88%, 12/15/27 (Call 09/15/27)(b)	350	368,120
Uber Technologies Inc.
4.50%, 08/15/29 (Call 08/15/24)(b)	754	759,602
6.25%, 01/15/28 (Call 12/17/23)(b)	250	268,320

80	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
7.50%, 05/15/25 (Call 05/15/22)(b)	$490	$522,178
7.50%, 09/15/27 (Call 09/15/22)(b)	613	670,922
8.00%, 11/01/26 (Call 11/01/21)(b)	745	793,946
VeriSign Inc.
2.70%, 06/15/31 (Call 03/15/31)	528	533,021
4.75%, 07/15/27 (Call 07/15/22)	761	797,901
5.25%, 04/01/25 (Call 01/01/25)	321	358,390
Weibo Corp.
3.38%, 07/08/30 (Call 04/08/30)	655	648,633
3.50%, 07/05/24 (Call 06/05/24)	921	955,427

		96,043,741

Iron & Steel — 0.2%
ABJA Investment Co. Pte Ltd.
5.45%, 01/24/28(d)	400	443,768
5.95%, 07/31/24(d)	600	654,558
Allegheny Technologies Inc.
4.88%, 10/01/29 (Call 10/01/24)	145	144,633
5.13%, 10/01/31 (Call 10/01/26)	155	154,515
5.88%, 12/01/27 (Call 12/01/22)(c)	215	225,729
ArcelorMittal SA
4.25%, 07/16/29	485	531,337
4.55%, 03/11/26	560	615,065
6.75%, 03/01/41	270	371,088
7.00%, 10/15/39	360	502,207
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 07/15/26 (Call 07/15/22)(b)	292	308,259
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (Call 09/15/23)(b)	343	372,800
Carpenter Technology Corp.
4.45%, 03/01/23 (Call 12/01/22)	275	284,853
6.38%, 07/15/28 (Call 07/15/23)	200	211,498
Cleveland-Cliffs Inc.
4.63%, 03/01/29 (Call 03/01/24)(b)	365	378,217
4.88%, 03/01/31 (Call 03/01/26)(b)	255	265,789
5.88%, 06/01/27 (Call 06/01/22)	275	285,766
6.25%, 10/01/40(c)	150	164,019
6.75%, 03/15/26 (Call 03/04/23)(b)	405	430,811
9.88%, 10/17/25 (Call 10/17/22)(b)	318	363,932
Commercial Metals Co.
3.88%, 02/15/31 (Call 02/15/26)	135	134,432
4.88%, 05/15/23 (Call 02/15/23)	160	166,034
5.38%, 07/15/27 (Call 06/15/22)	50	52,348
CSN Inova Ventures, 6.75%, 01/28/28 (Call 01/28/24)(d)	800	852,072
CSN Resources SA, 7.63%, 04/17/26 (Call 04/17/22)(c)(d)	200	210,896
Evraz PLC
5.25%, 04/02/24 (Call 01/02/24)(d)	600	642,822
5.38%, 03/20/23(d)	450	471,586
Gerdau Trade Inc., 4.75%, 04/15/23(d)	200	209,268
GTL Trade Finance Inc., 7.25%, 04/16/44 (Call 10/16/43)(d)	200	266,224
GTL Trade Finance Inc./Gerdau Holdings Inc., 5.89%, 04/29/24 (Call 01/29/24)(d)	615	670,614
GUSAP III LP, 4.25%, 01/21/30 (Call 07/21/29)(d)	400	421,652
HBIS Group Hong Kong Co. Ltd., 3.75%, 12/18/22(d)	200	199,950
Infrabuild Australia Pty Ltd., 12.00%, 10/01/24 (Call 10/01/22)(b)	55	58,349
JSW Steel Ltd., 5.95%, 04/18/24(d)	400	423,920
Metalloinvest Finance DAC, 4.85%, 05/02/24(d)	400	429,908

Security	Par (000)	Value

Iron & Steel (continued)
Metinvest BV
7.75%, 10/17/29(d)	$400	$435,884
8.50%, 04/23/26 (Call 01/23/26)(d)	400	450,148
Mineral Resources Ltd., 8.13%, 05/01/27 (Call 05/01/22)(b)	250	270,390
MMK International Capital DAC, 4.38%, 06/13/24 (Call 03/13/24)(d)	200	212,352
Novolipetsk Steel Via Steel Funding DAC, 4.70%, 05/30/26 (Call 02/28/26)(d)	200	219,120
Nucor Corp.
2.00%, 06/01/25 (Call 05/01/25)	550	560,989
2.70%, 06/01/30 (Call 03/01/30)	193	199,122
2.98%, 12/15/55 (Call 06/15/55)(b)	522	521,118
3.95%, 05/01/28 (Call 02/01/28)	365	407,238
4.00%, 08/01/23 (Call 05/01/23)	500	525,215
Periama Holdings LLC/DE, 5.95%, 04/19/26(d)	400	433,220
POSCO
2.38%, 01/17/23(d)	400	406,664
2.50%, 01/17/25(d)	825	850,954
Prosus NV, 3.83%, 02/08/51(d)	1,000	907,440
Reliance Steel & Aluminum Co.
2.15%, 08/15/30 (Call 05/15/30)	100	97,379
4.50%, 04/15/23 (Call 01/15/23)	205	213,969
Shandong Iron And Steel Xinheng International Co. Ltd., 6.50%, 11/05/23(d)	200	206,326
Shougang Group Co. Ltd., 4.00%, 05/23/24(d)	600	628,734
Steel Dynamics Inc.
1.65%, 10/15/27 (Call 08/15/27)	530	517,778
2.40%, 06/15/25 (Call 05/15/25)	415	427,512
2.80%, 12/15/24 (Call 11/15/24)	326	340,950
3.25%, 01/15/31 (Call 10/15/30)	315	334,558
3.25%, 10/15/50 (Call 04/15/50)	70	70,904
3.45%, 04/15/30 (Call 01/15/30)	190	204,119
5.00%, 12/15/26 (Call 12/15/21)	169	174,133
Tacora Resources Inc., 8.25%, 05/15/26 (Call 05/15/23)(b)	110	110,155
TMS International Corp./DE, 6.25%, 04/15/29 (Call 04/06/24)(b)	180	185,850
United States Steel Corp.
6.25%, 03/15/26 (Call 03/15/22)(c)	240	247,500
6.65%, 06/01/37	175	185,603
6.88%, 03/01/29 (Call 03/01/24)	345	369,171
Usiminas International Sarl, 5.88%, 07/18/26 (Call 07/15/23)(d)	200	210,016
Vale Overseas Ltd.
3.75%, 07/08/30 (Call 04/08/30)	547	558,711
6.25%, 08/10/26	1,357	1,575,070
6.88%, 11/21/36	768	1,005,043
6.88%, 11/10/39	385	510,171
8.25%, 01/17/34	487	685,949
Vale SA, 5.63%, 09/11/42	284	339,187

		27,517,561

Leisure Time — 0.1%
Brunswick Corp.
0.85%, 08/18/24 (Call 08/18/22)	100	98,999
2.40%, 08/18/31 (Call 05/18/31)	260	250,032
Carnival Corp.
4.00%, 08/01/28 (Call 05/01/28)(b)	1,145	1,144,267
5.75%, 03/01/27 (Call 12/01/26)(b)	1,755	1,785,712
6.00%, 05/01/29 (Call 11/01/24)(b)	1,005	1,006,417

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Leisure Time (continued)
6.65%, 01/15/28	$125	$132,150
7.63%, 03/01/26 (Call 03/01/24)(b)	715	752,995
9.88%, 08/01/27 (Call 02/01/24)(b)	414	477,139
10.50%, 02/01/26 (Call 08/01/23)(b)	370	429,822
Constellation Merger Sub Inc., 8.50%, 09/15/25 (Call 09/15/22)(b)	200	192,106
Harley-Davidson Inc.
3.50%, 07/28/25 (Call 04/28/25)	367	388,675
4.63%, 07/28/45 (Call 01/28/45)	485	542,376
King Power Capital Ltd., 5.63%, 11/03/24(d)	400	446,436
Life Time Inc.
5.75%, 01/15/26 (Call 01/15/23)(b)	433	444,765
8.00%, 04/15/26 (Call 02/01/23)(b)	265	278,269
MajorDrive Holdings IV LLC, 6.38%, 06/01/29 (Call 06/01/24)(b)	255	245,409
NCL Corp. Ltd.
3.63%, 12/15/24 (Call 12/15/21)(b)	280	265,440
5.88%, 03/15/26 (Call 12/15/25)(b)	800	803,280
10.25%, 02/01/26 (Call 08/01/23)(b)	395	453,559
12.25%, 05/15/24 (Call 02/15/24)(b)	345	407,086
NCL Finance Ltd., 6.13%, 03/15/28 (Call 12/15/27)(b)	280	284,253
Royal Caribbean Cruises Ltd.
3.70%, 03/15/28 (Call 12/15/27)	280	265,574
4.25%, 07/01/26 (Call 01/01/26)(b)	325	315,296
5.25%, 11/15/22	320	328,746
5.50%, 08/31/26 (Call 02/28/26)(b)	550	560,840
5.50%, 04/01/28 (Call 09/29/27)(b)	740	752,062
7.50%, 10/15/27	150	175,361
9.13%, 06/15/23 (Call 03/15/23)(b)	439	476,763
10.88%, 06/01/23 (Call 03/01/23)(b)	515	576,542
11.50%, 06/01/25 (Call 06/01/22)(b)	635	722,903
Sunny Express Enterprises Corp.
2.63%, 04/23/25(d)	400	406,700
3.13%, 04/23/30(d)	400	414,520
Viking Cruises Ltd.
5.88%, 09/15/27 (Call 09/15/22)(b)	400	387,896
6.25%, 05/15/25 (Call 05/15/22)(b)	125	124,730
7.00%, 02/15/29 (Call 02/15/24)(b)	255	256,089
13.00%, 05/15/25 (Call 05/15/22)(b)	370	424,201
Viking Ocrean Cruises shi, 5.63%, 02/15/29 (Call 02/15/24)(b)	180	179,285
Vista Outdoor Inc., 4.50%, 03/15/29 (Call 03/15/24)(b)	260	260,369
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(b)	325	323,242

		17,780,306

Lodging — 0.2%
Arrow Bidco LLC, 9.50%, 03/15/24 (Call 03/15/22)(b)	175	178,509
Boyd Gaming Corp.
4.75%, 12/01/27 (Call 12/01/22)	500	515,005
4.75%, 06/15/31 (Call 06/15/26)(b)	450	463,266
8.63%, 06/01/25 (Call 06/01/22)(b)	205	221,726
Choice Hotels International Inc.
3.70%, 12/01/29 (Call 09/01/29)	75	79,752
3.70%, 01/15/31 (Call 10/15/30)	425	453,386
Fortune Star BVI Ltd.
5.05%, 01/27/27 (Call 01/27/25)(d)	200	185,472
5.95%, 10/19/25 (Call 10/19/23)(d)	800	800,520
6.75%, 07/02/23 (Call 07/02/22)(d)	200	201,998
6.85%, 07/02/24 (Call 07/02/23)(d)	200	202,676
Full House Resorts Inc., 8.25%, 02/15/28 (Call 02/15/24)(b)	165	174,149

Security	Par (000)	Value

Lodging (continued)
Genting New York LLC/GENNY Capital Inc., 3.30%, 02/15/26 (Call 01/15/26)(b)	$200	$197,748
Gohl Capital Ltd., 4.25%, 01/24/27(d)	1,575	1,635,622
Hilton Domestic Operating Co. Inc.
3.63%, 02/15/32 (Call 08/15/26)(b)	735	717,676
3.75%, 05/01/29 (Call 05/01/24)(b)	405	406,365
4.00%, 05/01/31 (Call 05/01/26)(b)	535	537,712
4.88%, 01/15/30 (Call 01/15/25)	485	518,004
5.38%, 05/01/25 (Call 05/01/22)(b)	305	318,246
5.75%, 05/01/28 (Call 05/01/23)(b)	242	260,027
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc
4.88%, 07/01/31 (Call 07/01/26)(b)	255	254,204
5.00%, 06/01/29 (Call 06/01/24)(b)	395	403,109
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc., 6.13%, 12/01/24 (Call 12/01/21)	150	155,129
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 04/01/22)	300	310,569
Hyatt Hotels Corp.
3.38%, 07/15/23 (Call 04/15/23)	423	437,513
4.38%, 09/15/28 (Call 06/15/28)	385	422,222
4.85%, 03/15/26 (Call 12/15/25)	294	324,103
5.75%, 04/23/30 (Call 01/23/30)	315	378,422
Las Vegas Sands Corp.
2.90%, 06/25/25 (Call 05/25/25)	506	512,558
3.20%, 08/08/24 (Call 07/08/24)	700	715,638
3.50%, 08/18/26 (Call 06/18/26)	828	846,713
3.90%, 08/08/29 (Call 05/08/29)	320	324,358
Marriott International Inc./MD
3.60%, 04/15/24 (Call 03/15/24)	60	63,365
3.75%, 03/15/25 (Call 12/15/24)	15	15,950
3.75%, 10/01/25 (Call 07/01/25)	200	214,412
Series AA, 4.65%, 12/01/28 (Call 09/01/28)	95	107,757
Series EE, 5.75%, 05/01/25 (Call 04/01/25)	182	206,310
Series FF, 4.63%, 06/15/30 (Call 03/15/30)	1,025	1,167,393
Series GG, 3.50%, 10/15/32 (Call 07/15/32)	446	471,306
Series HH, 2.85%, 04/15/31 (Call 01/15/31)	72	72,454
Series R, 3.13%, 06/15/26 (Call 03/15/26)	538	569,516
Series X, 4.00%, 04/15/28 (Call 01/15/28)	173	189,399
Series Z, 4.15%, 12/01/23 (Call 11/01/23)	320	339,158
Marriott Ownership Resorts Inc.
4.50%, 06/15/29 (Call 06/15/24)(b)	240	240,924
4.75%, 01/15/28 (Call 09/15/22)	160	162,984
6.13%, 09/15/25 (Call 05/15/22)(b)	95	99,779
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 06/06/22)(d)	600	592,776
5.25%, 04/26/26 (Call 04/26/22)(d)	254	251,333
5.38%, 12/04/29 (Call 12/04/24)(b)	600	590,592
5.63%, 07/17/27 (Call 07/17/22)(d)	400	400,364
5.75%, 07/21/28 (Call 07/21/23)(b)	450	448,510
MGM China Holdings Ltd.
4.75%, 02/01/27 (Call 02/01/24)(b)	300	287,859
5.25%, 06/18/25 (Call 06/16/22)(b)	400	394,920
5.38%, 05/15/24 (Call 05/15/22)(b)	425	425,892
5.88%, 05/15/26 (Call 05/15/22)(b)	400	400,056
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	227	237,061
4.75%, 10/15/28 (Call 07/15/28)	400	416,048
5.50%, 04/15/27 (Call 01/15/27)	313	337,170

82	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging (continued)
5.75%, 06/15/25 (Call 03/15/25)	$349	$378,382
6.00%, 03/15/23	600	634,098
6.75%, 05/01/25 (Call 05/01/22)	370	390,283
Sands China Ltd.
3.80%, 01/08/26 (Call 12/08/25)	190	191,032
4.38%, 06/18/30 (Call 03/18/30)	1,060	1,086,055
5.13%, 08/08/25 (Call 06/08/25)	350	371,913
5.40%, 08/08/28 (Call 05/08/28)	470	508,427
Station Casinos LLC, 4.50%, 02/15/28 (Call 02/15/23)(b)	350	352,807
Studio City Finance Ltd.
5.00%, 01/15/29 (Call 01/15/24)(b)	600	543,246
6.00%, 07/15/25 (Call 07/15/22)(b)	400	390,488
6.50%, 01/15/28 (Call 07/15/23)(b)	400	383,976
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/25 (Call 05/15/22)(b)	146	144,829
Travel + Leisure Co.
3.90%, 03/01/23 (Call 12/01/22)	218	225,163
4.63%, 03/01/30 (Call 12/01/29)(b)	175	181,440
5.65%, 04/01/24 (Call 02/01/24)	175	189,681
6.00%, 04/01/27 (Call 01/01/27)	325	354,682
6.60%, 10/01/25 (Call 07/01/25)	233	260,131
6.63%, 07/31/26 (Call 04/30/26)(b)	315	351,657
Universal Entertainment Corp., 8.50%, 12/11/24 (Call 12/11/23)(b)	200	208,914
Wyndham Hotels & Resorts Inc., 4.38%, 08/15/28 (Call 08/15/23)(b)	255	263,708
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)(b)	245	247,291
5.25%, 05/15/27 (Call 02/15/27)(b)(c)	475	481,189
5.50%, 03/01/25 (Call 12/01/24)(b)	900	915,633
Wynn Macau Ltd.
4.88%, 10/01/24 (Call 10/01/22)(b)	400	379,432
5.13%, 12/15/29 (Call 12/15/24)(b)	550	496,166
5.50%, 01/15/26 (Call 06/15/22)(b)	456	429,953
5.50%, 10/01/27 (Call 10/01/22)(b)	400	372,076
5.63%, 08/26/28 (Call 08/26/23)(b)	600	553,146

		33,141,483

Machinery — 0.3%
ATS Automation Tooling Systems Inc., 4.13%, 12/15/28 (Call 12/15/23)(b)	165	166,538
Caterpillar Financial Services Corp.
0.25%, 03/01/23	5	4,988
0.45%, 09/14/23	435	434,213
0.60%, 09/13/24	170	168,744
0.65%, 07/07/23	367	367,712
0.80%, 11/13/25	90	88,604
0.90%, 03/02/26	60	58,988
1.10%, 09/14/27	263	256,207
1.15%, 09/14/26	500	493,635
1.45%, 05/15/25	25	25,253
1.95%, 11/18/22	390	396,092
2.15%, 11/08/24	703	728,498
2.40%, 08/09/26	40	41,847
2.55%, 11/29/22	335	342,450
2.63%, 03/01/23	1,315	1,351,938
2.85%, 05/17/24	173	181,666
3.25%, 12/01/24	210	224,910
3.30%, 06/09/24	161	171,219

Security	Par (000)	Value

Machinery (continued)
3.45%, 05/15/23	$395	$412,574
3.65%, 12/07/23	415	440,954
3.75%, 11/24/23	1,000	1,064,450
Caterpillar Inc.
1.90%, 03/12/31 (Call 12/12/30)	652	646,165
2.60%, 09/19/29 (Call 06/19/29)	200	209,494
2.60%, 04/09/30 (Call 01/09/30)	270	282,987
3.25%, 09/19/49 (Call 03/19/49)	388	431,126
3.25%, 04/09/50 (Call 10/09/49)	897	1,001,859
3.40%, 05/15/24 (Call 02/15/24)	1,182	1,251,833
3.80%, 08/15/42	504	594,302
4.30%, 05/15/44 (Call 11/15/43)	25	31,979
4.75%, 05/15/64 (Call 11/15/63)	356	518,083
5.20%, 05/27/41	396	543,391
6.05%, 08/15/36	62	88,794
Cleaver-Brooks Inc., 7.88%, 03/01/23 (Call 12/15/21)(b)	200	197,394
CNH Industrial Capital LLC
1.45%, 07/15/26 (Call 06/15/26)	185	182,264
1.95%, 07/02/23	435	442,765
4.20%, 01/15/24	150	159,919
CNH Industrial NV
3.85%, 11/15/27 (Call 08/15/27)	554	608,242
4.50%, 08/15/23	692	735,319
Colfax Corp., 6.38%, 02/15/26 (Call 02/15/22)(b)	105	109,463
Crane Co., 4.20%, 03/15/48 (Call 09/15/47)	65	72,416
Deere & Co.
2.75%, 04/15/25 (Call 03/15/25)	435	457,768
2.88%, 09/07/49 (Call 03/07/49)	260	274,721
3.10%, 04/15/30 (Call 01/15/30)	425	460,088
3.75%, 04/15/50 (Call 10/15/49)	430	526,217
3.90%, 06/09/42 (Call 12/09/41)	355	426,898
5.38%, 10/16/29	135	168,835
7.13%, 03/03/31	54	76,104
Doosan Heavy Industries & Construction Co. Ltd.,
2.25%, 11/18/22(d)	400	405,832
Dover Corp.
2.95%, 11/04/29 (Call 08/04/29)	45	47,536
3.15%, 11/15/25 (Call 08/15/25)	320	341,024
5.38%, 10/15/35	185	233,875
5.38%, 03/01/41 (Call 12/01/40)	110	143,422
Flowserve Corp.
2.80%, 01/15/32 (Call 10/15/31)	200	196,362
3.50%, 10/01/30 (Call 07/01/30)	580	606,808
GrafTech Finance Inc., 4.63%, 12/15/28 (Call 12/15/23)(b)	295	297,950
Granite US Holdings Corp., 11.00%, 10/01/27 (Call 10/01/22)(b)	275	301,301
Husky III Holding Ltd. , 13.00%, 02/15/25 (Call 02/15/22), (13.75% PIK)(b)(f)	250	265,032
IDEX Corp.
2.63%, 06/15/31 (Call 03/15/31)	355	359,856
3.00%, 05/01/30 (Call 02/01/30)	80	83,834
John Deere Capital Corp.
0.25%, 01/17/23	160	159,533
0.40%, 10/10/23	68	67,838
0.45%, 01/17/24	700	695,800
0.45%, 06/07/24	235	232,963
0.63%, 09/10/24	190	188,831
0.70%, 07/05/23	172	172,409
0.70%, 01/15/26	415	404,662

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
1.05%, 06/17/26	$525	$517,293
1.20%, 04/06/23	164	165,638
1.30%, 10/13/26	260	258,172
1.45%, 01/15/31	1,057	1,006,264
1.50%, 03/06/28	625	615,187
1.75%, 03/09/27	130	131,032
2.00%, 06/17/31	500	497,810
2.05%, 01/09/25	39	40,228
2.25%, 09/14/26	470	487,841
2.45%, 01/09/30	170	175,935
2.60%, 03/07/24	814	848,676
2.65%, 06/24/24	639	669,793
2.65%, 06/10/26	373	395,108
2.70%, 01/06/23	65	66,678
2.80%, 01/27/23	317	326,126
2.80%, 03/06/23	553	570,160
2.80%, 09/08/27	386	411,472
2.80%, 07/18/29	215	228,809
3.05%, 01/06/28	67	72,483
3.35%, 06/12/24	80	85,334
3.40%, 09/11/25	124	133,889
3.45%, 06/07/23	1,085	1,135,225
3.45%, 03/13/25	350	376,848
3.45%, 03/07/29	147	162,651
3.65%, 10/12/23	102	108,107
JPW Industries Holding Corp., 9.00%, 10/01/24 (Call 10/01/22)(b)(c)	50	52,098
Komatsu Finance America Inc.
0.85%, 09/09/23 (Call 08/10/23)(d)	300	300,024
2.44%, 09/11/22(d)	200	203,000
Manitowoc Co. Inc. (The), 9.00%, 04/01/26 (Call 04/01/22)(b)	64	68,140
Maxim Crane Works Holdings Capital LLC, 10.13%, 08/01/24 (Call 08/01/22)(b)	73	75,043
Mueller Water Products Inc., 4.00%, 06/15/29 (Call 06/15/24)(b)	225	229,230
nVent Finance Sarl
3.95%, 04/15/23 (Call 03/15/23)	255	264,019
4.55%, 04/15/28 (Call 01/15/28)	302	332,251
Oshkosh Corp.
3.10%, 03/01/30 (Call 12/01/29)	380	396,249
4.60%, 05/15/28 (Call 02/15/28)	680	774,010
OT Merger Corp., 7.88%, 10/15/29 (Call 10/15/24)(b)	175	172,114
Otis Worldwide Corp.
2.06%, 04/05/25 (Call 03/05/25)	804	823,240
2.29%, 04/05/27 (Call 02/05/27)	56	57,472
2.57%, 02/15/30 (Call 11/15/29)	970	987,693
3.11%, 02/15/40 (Call 08/15/39)	277	285,302
3.36%, 02/15/50 (Call 08/15/49)	520	555,916
Rockwell Automation Inc.
0.35%, 08/15/23 (Call 08/15/22)	50	49,895
1.75%, 08/15/31 (Call 05/15/31)	80	77,824
2.80%, 08/15/61 (Call 02/15/61)	170	168,980
2.88%, 03/01/25 (Call 12/01/24)	65	68,316
3.50%, 03/01/29 (Call 12/01/28)	377	418,474
4.20%, 03/01/49 (Call 09/01/48)	255	326,859
Shanghai Electric Group Global Investment Ltd.
2.30%, 02/21/25 (Call 11/21/24)(d)	600	598,242
2.65%, 11/21/24 (Call 08/21/24)(d)	400	407,664

Security	Par (000)	Value

Machinery (continued)
Stevens Holding Co. Inc., 6.13%, 10/01/26 (Call 10/01/23)(b)	$73	$78,892
Terex Corp., 5.00%, 05/15/29 (Call 05/15/24)(b)	290	297,183
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 04/15/22)(b)	320	326,432
TK Elevator U.S. Newco Inc., 5.25%, 07/15/27 (Call 07/15/23)(b)	700	713,489
Vertical Holdco GmbH, 7.63%, 07/15/28 (Call 07/15/23)(b)	200	212,064
Vertiv Group Corp., 4.13%, 11/15/28 (Call 11/15/24)(b)	475	473,703
Weir Group PLC (The), 2.20%, 05/13/26 (Call 04/13/26)(b)	500	496,605
Welbilt Inc., 9.50%, 02/15/24 (Call 02/15/22)	100	102,702
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/25 (Call 05/15/25)	287	303,655
3.45%, 11/15/26 (Call 08/15/26)	805	856,029
4.40%, 03/15/24 (Call 02/15/24)	460	491,464
4.95%, 09/15/28 (Call 06/15/28)	1,700	1,951,175
Xylem Inc./NY
1.95%, 01/30/28 (Call 11/30/27)	742	741,013
2.25%, 01/30/31 (Call 10/30/30)	37	36,932
3.25%, 11/01/26 (Call 08/01/26)	325	349,043
4.38%, 11/01/46 (Call 05/01/46)	120	145,206

		47,879,175

Manufacturing — 0.3%
3M Co.
1.75%, 02/14/23 (Call 01/14/23)	55	55,857
2.00%, 02/14/25 (Call 01/14/25)	300	308,352
2.25%, 03/15/23 (Call 02/15/23)	395	403,911
2.25%, 09/19/26 (Call 06/19/26)	1,000	1,038,410
2.38%, 08/26/29 (Call 05/26/29)	248	255,085
2.65%, 04/15/25 (Call 03/15/25)	409	428,636
2.88%, 10/15/27 (Call 07/15/27)	1,050	1,120,760
3.00%, 08/07/25	284	303,732
3.05%, 04/15/30 (Call 01/15/30)	188	202,542
3.13%, 09/19/46 (Call 03/19/46)	415	437,854
3.25%, 02/14/24 (Call 01/14/24)	300	316,128
3.25%, 08/26/49 (Call 02/26/49)	633	691,274
3.38%, 03/01/29 (Call 12/01/28)	967	1,060,577
3.63%, 09/14/28 (Call 06/14/28)	217	242,506
3.63%, 10/15/47 (Call 04/15/47)	762	878,975
3.88%, 06/15/44	140	165,494
4.00%, 09/14/48 (Call 03/14/48)	221	270,471
5.70%, 03/15/37	60	83,341
Amsted Industries Inc.
4.63%, 05/15/30 (Call 05/15/25)(b)	150	154,089
5.63%, 07/01/27 (Call 07/01/22)(b)	100	104,223
Carlisle Companies Inc.
2.20%, 03/01/32 (Call 12/01/31)	240	231,506
2.75%, 03/01/30 (Call 12/01/29)	424	434,736
3.50%, 12/01/24 (Call 10/01/24)	264	280,371
3.75%, 11/15/22 (Call 08/15/22)	105	107,650
3.75%, 12/01/27 (Call 09/01/27)	55	59,977
Eaton Corp.
2.75%, 11/02/22	1,477	1,509,922
3.10%, 09/15/27 (Call 06/15/27)	70	74,925
4.00%, 11/02/32	364	419,783
4.15%, 11/02/42	643	761,171
EnPro Industries Inc., 5.75%, 10/15/26 (Call 10/15/22)	125	130,856

84	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
FXI Holdings Inc.
7.88%, 11/01/24 (Call 11/01/21)(b)	$279	$284,201
12.25%, 11/15/26 (Call 11/15/22)(b)	338	376,143
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (Call 01/15/22)(b)	150	155,133
General Electric Co.
3.38%, 03/11/24	310	327,307
3.45%, 05/15/24 (Call 02/13/24)	481	508,316
3.45%, 05/01/27 (Call 03/01/27)	78	85,022
3.63%, 05/01/30 (Call 02/01/30)	252	282,169
4.13%, 10/09/42	426	502,224
4.25%, 05/01/40 (Call 11/01/39)	297	354,829
4.35%, 05/01/50 (Call 11/01/49)	1,828	2,328,104
4.50%, 03/11/44	114	141,789
5.55%, 01/05/26	165	191,938
5.88%, 01/14/38	918	1,268,162
6.15%, 08/07/37	491	692,629
6.75%, 03/15/32	1,108	1,533,151
6.88%, 01/10/39	803	1,223,957
Hillenbrand Inc.
3.75%, 03/01/31 (Call 03/01/26)	200	197,430
5.00%, 09/15/26 (Call 07/15/26)	260	293,257
5.75%, 06/15/25 (Call 06/15/22)	210	220,987
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)	1,172	1,240,703
3.50%, 03/01/24 (Call 12/01/23)	545	575,694
3.90%, 09/01/42 (Call 03/01/42)	911	1,064,868
4.88%, 09/15/41 (Call 03/15/41)	75	98,153
LSB Industries Inc., 6.25%, 10/15/28 (Call 10/15/24)(b)	255	257,683
Parker-Hannifin Corp.
2.70%, 06/14/24 (Call 05/14/24)	552	575,730
3.25%, 03/01/27 (Call 12/01/26)	273	294,106
3.25%, 06/14/29 (Call 03/14/29)	437	468,385
3.30%, 11/21/24 (Call 08/21/24)	182	193,098
4.00%, 06/14/49 (Call 12/14/48)	965	1,133,026
4.10%, 03/01/47 (Call 09/01/46)	124	145,195
4.20%, 11/21/34 (Call 05/21/34)	459	524,802
4.45%, 11/21/44 (Call 05/21/44)	203	245,898
6.25%, 05/15/38	158	220,296
Pentair Finance Sarl, 4.50%, 07/01/29 (Call 04/01/29)	200	227,750
Siemens Financieringsmaatschappij NV
0.65%, 03/11/24(b)	1,080	1,075,291
1.20%, 03/11/26(b)	805	795,179
1.70%, 03/11/28(b)	1,085	1,073,369
2.00%, 09/15/23(b)	366	375,007
2.15%, 03/11/31(b)	1,025	1,024,693
2.35%, 10/15/26(b)	650	672,412
2.88%, 03/11/41(b)	1,060	1,087,708
3.13%, 03/16/24(b)	450	473,607
3.25%, 05/27/25(b)	1,005	1,073,491
3.30%, 09/15/46(b)	875	963,795
4.20%, 03/16/47(b)	510	644,130
6.13%, 08/17/26(b)	260	313,383
Sunny Optical Technology Group Co. Ltd., 3.75%, 01/23/23(d)	210	215,567
Textron Inc.
2.45%, 03/15/31 (Call 12/15/30)	601	598,458
3.00%, 06/01/30 (Call 03/01/30)	182	189,797
3.38%, 03/01/28 (Call 12/01/27)	65	69,628
3.65%, 03/15/27 (Call 12/15/26)	612	665,795

Security	Par (000)	Value

Manufacturing (continued)
3.88%, 03/01/25 (Call 12/01/24)	$355	$381,274
3.90%, 09/17/29 (Call 06/17/29)	95	105,188
4.00%, 03/15/26 (Call 12/15/25)	145	158,795
4.30%, 03/01/24 (Call 12/01/23)	74	78,978
Trane Technologies Global Holding Co. Ltd.
3.75%, 08/21/28 (Call 05/21/28)	486	535,975
4.25%, 06/15/23	264	278,916
5.75%, 06/15/43	168	241,164
Trane Technologies Luxembourg Finance SA
3.50%, 03/21/26 (Call 01/21/26)	624	671,006
3.55%, 11/01/24 (Call 08/01/24)	173	184,636
3.80%, 03/21/29 (Call 12/21/28)	722	798,879
4.50%, 03/21/49 (Call 09/21/48)	195	243,832
4.65%, 11/01/44 (Call 05/01/44)	90	112,238
Trinity Industries Inc., 4.55%, 10/01/24 (Call 07/01/24)	200	212,038
Victoria’s Secret & Co., 4.63%, 07/15/29 (Call 07/15/24)(b)	300	301,239

		46,380,717

Media — 1.2%
Altice Financing SA
5.00%, 01/15/28 (Call 01/15/23)(b)	600	578,010
5.75%, 08/15/29 (Call 08/15/24)(b)	738	726,827
AMC Networks Inc.
4.25%, 02/15/29 (Call 02/15/24)	500	492,695
4.75%, 08/01/25 (Call 08/01/22)	380	389,432
5.00%, 04/01/24 (Call 04/01/22)	105	106,210
Beasley Mezzanine Holdings LLC, 8.63%, 02/01/26 (Call 02/01/23)(b)	190	191,784
Belo Corp.
7.25%, 09/15/27	150	174,851
7.75%, 06/01/27	130	154,073
Block Communications Inc., 4.88%, 03/01/28 (Call 03/01/23)(b)	165	169,412
Cable Onda SA, 4.50%, 01/30/30 (Call 01/30/25)(d)	400	415,864
Cable One Inc., 4.00%, 11/15/30 (Call 11/15/25)(b)	340	334,234
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/01/21)(b)	75	75,182
4.25%, 02/01/31 (Call 07/01/25)(b)	1,488	1,480,709
4.25%, 01/15/34 (Call 01/15/28)(b)	987	957,962
4.50%, 08/15/30 (Call 02/15/25)(b)	1,340	1,363,571
4.50%, 05/01/32 (Call 05/01/26)	1,445	1,457,008
4.50%, 06/01/33 (Call 06/01/27)(b)	900	897,939
4.75%, 03/01/30 (Call 09/01/24)(b)	1,525	1,576,286
5.00%, 02/01/28 (Call 08/01/22)(b)	1,250	1,299,988
5.13%, 05/01/27 (Call 05/01/22)(b)	1,625	1,685,775
5.38%, 06/01/29 (Call 06/01/24)(b)	735	789,949
5.50%, 05/01/26 (Call 05/01/22)(b)	320	330,477
Cengage Learning Inc., 9.50%, 06/15/24 (Call 06/15/22)(b)	300	307,503
Charter Communications Operating LLC/Charter Communications Operating Capital
2.25%, 01/15/29 (Call 11/15/28)	245	240,644
2.30%, 02/01/32 (Call 11/01/31)	548	519,257
2.80%, 04/01/31 (Call 01/01/31)	430	427,893
3.50%, 06/01/41 (Call 12/01/40)	435	426,787
3.50%, 03/01/42 (Call 09/01/41)	300	292,557
3.70%, 04/01/51 (Call 10/01/50)	430	421,490
3.75%, 02/15/28 (Call 11/15/27)	476	517,612
3.85%, 04/01/61 (Call 10/01/60)	710	686,669
3.90%, 06/01/52 (Call 12/01/51)	1,327	1,340,907

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
3.95%, 06/30/62 (Call 12/30/61)	$300	$294,609
4.20%, 03/15/28 (Call 12/15/27)	876	973,805
4.40%, 12/01/61 (Call 06/01/61)	1,440	1,526,674
4.50%, 02/01/24 (Call 01/01/24)	941	1,009,204
4.80%, 03/01/50 (Call 09/01/49)	1,365	1,548,565
4.91%, 07/23/25 (Call 04/23/25)	2,172	2,415,394
5.05%, 03/30/29 (Call 12/30/28)	633	738,135
5.13%, 07/01/49 (Call 01/01/49)	1,220	1,446,725
5.38%, 04/01/38 (Call 10/01/37)	283	340,008
5.38%, 05/01/47 (Call 11/01/46)	767	928,438
5.75%, 04/01/48 (Call 10/01/47)	1,125	1,435,950
6.38%, 10/23/35 (Call 04/23/35)	1,202	1,561,554
6.48%, 10/23/45 (Call 04/23/45)	1,136	1,564,567
6.83%, 10/23/55 (Call 04/23/55)	807	1,196,620
Clear Channel Worldwide Holdings Inc., 5.13%, 08/15/27 (Call 08/15/22)(b)	610	626,019
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	612	669,167
Comcast Corp.
1.50%, 02/15/31 (Call 11/15/30)	1,249	1,170,313
1.95%, 01/15/31 (Call 10/15/30)	841	819,992
2.35%, 01/15/27 (Call 10/15/26)	847	877,678
2.45%, 08/15/52 (Call 02/15/52)	1,388	1,259,221
2.65%, 02/01/30 (Call 11/01/29)	904	935,884
2.65%, 08/15/62 (Call 02/15/62)	605	543,738
2.80%, 01/15/51 (Call 07/15/50)	792	762,886
2.89%, 11/01/51 (Call 05/01/51)(b)	2,193	2,140,609
2.94%, 11/01/56 (Call 05/01/56)(b)	2,346	2,262,318
2.99%, 11/01/63 (Call 05/01/63)(b)	1,587	1,522,647
3.10%, 04/01/25 (Call 03/01/25)	930	985,530
3.15%, 03/01/26 (Call 12/01/25)	275	294,456
3.15%, 02/15/28 (Call 11/15/27)	440	473,840
3.20%, 07/15/36 (Call 01/15/36)	905	961,553
3.25%, 11/01/39 (Call 05/01/39)	810	853,764
3.30%, 02/01/27 (Call 11/01/26)	437	471,650
3.30%, 04/01/27 (Call 02/01/27)	544	586,998
3.38%, 02/15/25 (Call 11/15/24)	243	259,240
3.38%, 08/15/25 (Call 05/15/25)	695	745,811
3.40%, 04/01/30 (Call 01/01/30)	965	1,051,927
3.40%, 07/15/46 (Call 01/15/46)	872	938,961
3.45%, 02/01/50 (Call 08/01/49)	860	927,372
3.55%, 05/01/28 (Call 02/01/28)	330	363,591
3.60%, 03/01/24	638	678,877
3.70%, 04/15/24 (Call 03/15/24)	916	976,960
3.75%, 04/01/40 (Call 10/01/39)	810	906,730
3.90%, 03/01/38 (Call 09/01/37)	567	642,689
3.95%, 10/15/25 (Call 08/15/25)	804	883,250
3.97%, 11/01/47 (Call 05/01/47)	942	1,086,446
4.00%, 08/15/47 (Call 02/15/47)	1,169	1,357,688
4.00%, 03/01/48 (Call 09/01/47)	965	1,120,027
4.00%, 11/01/49 (Call 05/01/49)	1,405	1,640,604
4.05%, 11/01/52 (Call 05/01/52)	486	573,315
4.15%, 10/15/28 (Call 07/15/28)	919	1,048,285
4.20%, 08/15/34 (Call 02/15/34)	519	607,074
4.25%, 10/15/30 (Call 07/15/30)	1,122	1,295,259
4.25%, 01/15/33	645	754,353
4.40%, 02/25/35 (Call 02/25/35)	701	828,274
4.60%, 10/15/38 (Call 04/15/38)	608	743,845
4.60%, 08/15/45 (Call 02/15/45)	378	476,526
4.65%, 07/15/42	189	234,836

Security	Par (000)	Value

Media (continued)
4.70%, 10/15/48 (Call 04/15/48)	$611	$793,322
4.75%, 03/01/44	334	422,380
4.95%, 10/15/58 (Call 04/15/58)	519	721,908
5.65%, 06/15/35	752	994,956
6.50%, 11/15/35	563	805,608
7.05%, 03/15/33	351	503,839
Cox Communications Inc.
1.80%, 10/01/30 (Call 07/01/30)(b)	760	721,202
2.60%, 06/15/31 (Call 03/15/31)(b)	1,000	1,006,950
2.95%, 06/30/23 (Call 03/30/23)(b)	471	485,290
2.95%, 10/01/50 (Call 04/01/50)(b)	520	497,099
3.15%, 08/15/24 (Call 06/15/24)(b)	140	147,157
3.35%, 09/15/26 (Call 06/15/26)(b)	560	602,151
3.50%, 08/15/27 (Call 05/15/27)(b)	303	328,070
3.60%, 06/15/51 (Call 12/15/50)(b)	300	321,696
3.85%, 02/01/25 (Call 11/01/24)(b)	366	391,759
4.50%, 06/30/43 (Call 12/30/42)(b)	165	193,420
4.60%, 08/15/47 (Call 02/15/47)(b)	50	61,690
4.70%, 12/15/42(b)	415	502,714
4.80%, 02/01/35 (Call 08/01/34)(b)	620	736,411
CSC Holdings LLC
3.38%, 02/15/31 (Call 02/15/26)(b)	500	455,230
4.13%, 12/01/30 (Call 12/01/25)(b)	600	574,656
4.50%, 11/15/31 (Call 11/15/26)(b)	740	718,007
4.63%, 12/01/30 (Call 12/01/25)(b)	1,200	1,099,740
5.00%, 11/15/31 (Call 11/15/26)(b)	400	371,544
5.25%, 06/01/24	372	391,054
5.38%, 02/01/28 (Call 02/01/23)(b)	500	515,320
5.50%, 04/15/27 (Call 04/15/22)(b)	640	660,832
5.75%, 01/15/30 (Call 01/15/25)(b)	1,150	1,133,670
6.50%, 02/01/29 (Call 02/01/24)(b)	925	991,656
7.50%, 04/01/28 (Call 04/01/23)(b)	422	450,831
Cumulus Media New Holdings Inc., 6.75%, 07/01/26 (Call 07/01/22)(b)	190	197,877
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%, 08/15/26 (Call 08/15/22)(b)	1,325	748,625
6.63%, 08/15/27 (Call 08/15/22)(b)(c)	660	197,393
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., 5.88%, 08/15/27 (Call 08/15/23)(b)	1,145	1,188,350
Discovery Communications LLC
2.95%, 03/20/23 (Call 02/20/23)	363	373,705
3.45%, 03/15/25 (Call 12/15/24)	173	183,294
3.63%, 05/15/30 (Call 02/15/30)	648	697,118
3.90%, 11/15/24 (Call 08/15/24)	170	182,079
3.95%, 06/15/25 (Call 05/15/25)	128	138,280
3.95%, 03/20/28 (Call 12/20/27)	346	381,036
4.00%, 09/15/55 (Call 03/15/55)	804	853,671
4.13%, 05/15/29 (Call 02/15/29)	472	524,411
4.65%, 05/15/50 (Call 11/15/49)	523	615,132
4.88%, 04/01/43	545	647,242
4.90%, 03/11/26 (Call 12/11/25)	272	306,628
5.00%, 09/20/37 (Call 03/20/37)	224	267,714
5.20%, 09/20/47 (Call 03/20/47)	669	836,504
5.30%, 05/15/49 (Call 11/15/48)	648	823,796
DISH DBS Corp.
5.00%, 03/15/23	752	778,132
5.88%, 11/15/24	975	1,040,413
7.38%, 07/01/28 (Call 07/01/23)	480	505,109
7.75%, 07/01/26	980	1,090,809

86	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
5.13%, 06/01/29	$760	$731,926
Entercom Media Corp.
6.50%, 05/01/27 (Call 05/01/22)(b)(c)	215	216,165
6.75%, 03/31/29 (Call 03/31/24)(b)	270	267,721
Fox Corp.
3.05%, 04/07/25 (Call 03/07/25)	329	347,332
3.50%, 04/08/30 (Call 01/08/30)	310	336,235
4.03%, 01/25/24 (Call 12/25/23)	945	1,005,943
4.71%, 01/25/29 (Call 10/25/28)	911	1,052,478
5.48%, 01/25/39 (Call 07/25/38)	917	1,183,086
5.58%, 01/25/49 (Call 07/25/48)	716	980,533
Gannett Holdings LLC, 6.00%, 11/01/26 (Call 11/01/23)(b)	186	185,528
GCI LLC, 4.75%, 10/15/28 (Call 10/15/23)(b)	365	377,666
Globo Comunicacao e Participacoes SA, 4.88%, 01/22/30(d)	400	388,004
Gray Escrow II Inc., 5.38%, 11/15/31 (Call 11/15/26)(b)	290	293,294
Gray Television Inc.
4.75%, 10/15/30 (Call 10/15/25)(b)	495	488,624
5.88%, 07/15/26 (Call 07/15/22)(b)	325	335,563
7.00%, 05/15/27 (Call 05/15/22)(b)	389	417,164
Grupo Televisa SAB
4.63%, 01/30/26 (Call 10/30/25)	185	202,390
5.00%, 05/13/45 (Call 11/13/44)	1,311	1,595,657
5.25%, 05/24/49 (Call 11/24/48)	290	376,652
6.13%, 06/30/45 (Call 06/30/45)	265	366,696
6.63%, 03/18/25	525	606,517
6.63%, 01/15/40	483	671,872
Houghton Mifflin Harcourt Publishers Inc., 9.00%, 02/15/25 (Call 02/15/22)(b)	125	132,528
iHeartCommunications Inc.
4.75%, 01/15/28 (Call 01/15/23)(b)	240	241,997
5.25%, 08/15/27 (Call 08/15/22)(b)	405	414,570
6.38%, 05/01/26 (Call 05/01/22)	367	384,469
8.38%, 05/01/27 (Call 05/01/22)	746	794,490
LCPR Senior Secured Financing DAC
5.13%, 07/15/29 (Call 07/15/24)(b)	425	430,674
6.75%, 10/15/27 (Call 10/15/22)(b)	500	527,555
Liberty Interactive LLC
8.25%, 02/01/30	250	272,828
8.50%, 07/15/29	189	210,988
Mav Acquisition Corp.
5.75%, 08/01/28 (Call 08/01/24)(b)	475	467,334
8.00%, 08/01/29 (Call 08/01/24)(b)	400	391,992
Meredith Corp.
6.50%, 07/01/25 (Call 07/01/22)	150	160,029
6.88%, 02/01/26 (Call 02/01/22)	467	484,102
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (Call 08/15/22)(b)	178	185,059
NBCUniversal Media LLC
4.45%, 01/15/43	476	576,360
5.95%, 04/01/41	235	337,404
News Corp., 3.88%, 05/15/29 (Call 05/15/24)(b)	505	513,918
Nexstar Media Inc.
4.75%, 11/01/28 (Call 11/01/23)(b)	500	510,680
5.63%, 07/15/27 (Call 07/15/22)(b)	890	938,692
Quebecor Media Inc., 5.75%, 01/15/23	350	368,456
Radiate Holdco LLC/Radiate Finance Inc.
4.50%, 09/15/26 (Call 09/15/23)(b)	470	477,628
6.50%, 09/15/28 (Call 09/15/23)(b)	503	503,347

Security	Par (000)	Value

Media (continued)
Scripps Escrow II Inc.
3.88%, 01/15/29 (Call 01/15/24)(b)	$300	$299,769
5.38%, 01/15/31 (Call 01/15/26)(b)	240	235,325
Scripps Escrow Inc., 5.88%, 07/15/27 (Call 07/15/22)(b)	250	255,223
Sinclair Television Group Inc.
4.13%, 12/01/30 (Call 12/01/25)(b)	375	357,345
5.13%, 02/15/27 (Call 08/15/22)(b)	175	168,730
5.50%, 03/01/30 (Call 12/01/24)(b)	300	286,893
5.88%, 03/15/26 (Call 03/15/22)(b)	250	255,778
Sirius XM Radio Inc.
3.13%, 09/01/26 (Call 09/01/23)(b)	500	501,140
3.88%, 09/01/31 (Call 09/01/26)(b)	765	735,440
4.00%, 07/15/28 (Call 07/15/24)(b)	980	986,595
4.13%, 07/01/30 (Call 07/01/25)(b)	732	728,743
5.00%, 08/01/27 (Call 08/01/22)(b)	770	804,665
5.50%, 07/01/29 (Call 07/01/24)(b)	644	695,043
Sky Group Finance Ltd., 6.50%, 10/15/35(b)	35	49,778
Sky Ltd.
3.13%, 11/26/22(b)	300	308,688
3.75%, 09/16/24(b)	855	921,177
Spanish Broadcasting System Inc., 9.75%, 03/01/26 (Call 09/01/23)(b)	165	172,824
TCI Communications Inc.
7.13%, 02/15/28	120	156,925
7.88%, 02/15/26	354	447,456
TEGNA Inc.
4.63%, 03/15/28 (Call 03/15/23)	499	503,910
4.75%, 03/15/26 (Call 03/15/23)(b)	265	276,053
5.00%, 09/15/29 (Call 09/15/24)	540	546,934
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28 (Call 12/01/22)(b)	600	625,704
Thomson Reuters Corp.
3.35%, 05/15/26 (Call 02/15/26)	988	1,056,804
4.30%, 11/23/23 (Call 08/23/23)	390	414,547
5.50%, 08/15/35	74	95,654
5.65%, 11/23/43 (Call 05/23/43)	215	297,648
5.85%, 04/15/40	205	285,167
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	606	660,704
5.50%, 09/01/41 (Call 03/01/41)	722	882,031
5.88%, 11/15/40 (Call 05/15/40)	554	696,616
6.55%, 05/01/37	1,005	1,347,886
6.75%, 06/15/39	950	1,299,781
7.30%, 07/01/38	758	1,088,321
Time Warner Entertainment Co. LP
8.38%, 03/15/23	511	563,475
8.38%, 07/15/33	272	399,557
Townsquare Media Inc., 6.88%, 02/01/26 (Call 02/01/23)(b)	315	331,673
TWDC Enterprises 18 Corp.
1.85%, 07/30/26	1,110	1,127,261
2.13%, 09/13/22(d)	485	492,498
2.35%, 12/01/22	512	521,805
2.95%, 06/15/27(c)	106	114,335
3.00%, 02/13/26	354	376,957
3.00%, 07/30/46	560	586,718
3.15%, 09/17/25	987	1,055,182
3.70%, 12/01/42	50	56,412
4.13%, 06/01/44	768	916,623
4.38%, 08/16/41	385	468,691

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Series B, 7.00%, 03/01/32	$108	$152,767
Series E, 4.13%, 12/01/41	247	292,944
Univision Communications Inc.
4.50%, 05/01/29 (Call 05/01/24)(b)	510	515,707
5.13%, 02/15/25 (Call 02/15/22)(b)	464	472,310
6.63%, 06/01/27 (Call 06/01/23)(b)	765	827,921
9.50%, 05/01/25 (Call 05/01/22)(b)	265	287,885
UPC Broadband Finco BV, 4.88%, 07/15/31 (Call 07/15/26)(b)	650	661,050
UPC Holding BV, 5.50%, 01/15/28 (Call 10/15/22)(b)	250	259,453
Urban One Inc., 7.38%, 02/01/28 (Call 02/01/24)(b)	410	430,603
ViacomCBS Inc.
2.90%, 01/15/27 (Call 10/15/26)	376	395,432
3.38%, 02/15/28 (Call 12/15/27)	367	397,637
3.50%, 01/15/25 (Call 10/15/24)	524	556,698
3.70%, 08/15/24 (Call 05/15/24)	113	120,382
3.70%, 06/01/28 (Call 03/01/28)	227	249,076
3.88%, 04/01/24 (Call 01/01/24)	180	190,877
4.00%, 01/15/26 (Call 10/15/25)	535	583,171
4.20%, 06/01/29 (Call 03/01/29)	247	278,774
4.20%, 05/19/32 (Call 02/19/32)	425	482,311
4.38%, 03/15/43	724	827,380
4.75%, 05/15/25 (Call 04/15/25)	535	593,593
4.85%, 07/01/42 (Call 01/01/42)	538	644,997
4.90%, 08/15/44 (Call 02/15/44)	128	155,663
4.95%, 01/15/31 (Call 11/15/30)	210	249,188
4.95%, 05/19/50 (Call 11/19/49)	483	609,947
5.25%, 04/01/44 (Call 10/01/43)	645	810,597
5.50%, 05/15/33	5	6,282
5.85%, 09/01/43 (Call 03/01/43)	722	984,945
5.90%, 10/15/40 (Call 04/15/40)	215	284,740
6.25%, 02/28/57 (Call 02/28/27)(a)	400	457,248
6.88%, 04/30/36	932	1,330,337
7.88%, 07/30/30	406	569,610
Videotron Ltd.
3.63%, 06/15/29 (Call 06/15/24)(b)	260	261,895
5.13%, 04/15/27 (Call 04/15/22)(b)	385	398,714
5.38%, 06/15/24 (Call 03/15/24)(b)	175	188,116
Virgin Media Finance PLC, 5.00%, 07/15/30 (Call 07/15/25)(b)	475	472,440
Virgin Media Secured Finance PLC
4.50%, 08/15/30 (Call 08/15/25)(b)	450	449,559
5.50%, 05/15/29 (Call 05/15/24)(b)	700	737,485
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (Call 07/15/23)(b)	400	406,628
VTR Finance NV, 6.38%, 07/15/28 (Call 07/15/23)(d)	400	427,596
Walt Disney Co. (The)
1.75%, 08/30/24 (Call 07/30/24)	1,739	1,778,858
1.75%, 01/13/26	1,332	1,351,167
2.00%, 09/01/29 (Call 06/01/29)	1,087	1,088,967
2.20%, 01/13/28	758	773,622
2.65%, 01/13/31	1,096	1,136,892
2.75%, 09/01/49 (Call 03/01/49)	1,230	1,206,409
3.35%, 03/24/25	752	805,008
3.38%, 11/15/26 (Call 08/15/26)	593	644,235
3.50%, 05/13/40 (Call 11/13/39)	1,229	1,354,714
3.60%, 01/13/51 (Call 07/13/50)	815	930,396
3.70%, 09/15/24 (Call 06/15/24)	212	227,222
3.70%, 10/15/25 (Call 07/15/25)	829	900,393
3.70%, 03/23/27	615	678,499

Security	Par (000)	Value

Media (continued)
3.80%, 03/22/30	$835	$939,651
3.80%, 05/13/60 (Call 11/13/59)	430	508,114
4.63%, 03/23/40 (Call 09/23/39)	525	655,631
4.70%, 03/23/50 (Call 09/23/49)	898	1,203,688
4.75%, 09/15/44 (Call 03/15/44)	232	297,941
4.75%, 11/15/46 (Call 05/15/46)	157	207,438
4.95%, 10/15/45 (Call 04/15/45)	415	556,121
5.40%, 10/01/43	571	787,186
6.15%, 03/01/37	129	183,210
6.15%, 02/15/41	32	47,014
6.20%, 12/15/34	728	1,023,779
6.40%, 12/15/35	332	479,826
6.55%, 03/15/33	118	164,162
6.65%, 11/15/37	247	369,766
7.75%, 12/01/45	5	8,840
Ziggo Bond Co. BV
5.13%, 02/28/30 (Call 02/15/25)(b)	200	202,294
6.00%, 01/15/27 (Call 01/15/22)(b)	300	310,002
Ziggo BV
4.88%, 01/15/30 (Call 10/15/24)(b)	600	609,414
5.50%, 01/15/27 (Call 01/15/22)(b)	792	816,750

		193,825,285

Metal Fabricate & Hardware — 0.0%
Advanced Drainage Systems Inc., 5.00%, 09/30/27 (Call 09/30/22)(b)	70	72,876
HTA Group Ltd./Mauritius, 7.00%, 12/18/25 (Call 06/18/22)(d)	400	418,936
MCC Holding Hong Kong Corp. Ltd.
2.95%, (Call 04/20/24)(a)(d)(g)	600	607,506
3.25%, (Call 03/12/23)(a)(d)(g)	400	404,348
Park-Ohio Industries Inc., 6.63%, 04/15/27 (Call 04/15/22)	185	175,815
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	524	534,024
3.25%, 06/15/25 (Call 03/15/25)	566	606,650
3.90%, 01/15/43 (Call 07/15/42)	50	57,449
4.38%, 06/15/45 (Call 12/15/44)	120	148,421
Roller Bearing Co of America Inc., 4.38%, 10/15/29 (Call 10/15/24)(b)	250	254,918
Timken Co. (The), 4.50%, 12/15/28 (Call 09/15/28)	129	143,431
TMK OAO Via TMK Capital SA, 4.30%, 02/12/27(d)	600	603,720
Valmont Industries Inc.
5.00%, 10/01/44 (Call 04/01/44)	49	60,766
5.25%, 10/01/54 (Call 04/01/54)	130	165,919

		4,254,779

Mining — 0.4%
Alcoa Nederland Holding BV
4.13%, 03/31/29 (Call 03/31/24)(b)	240	249,653
5.50%, 12/15/27 (Call 06/15/23)(b)	400	428,980
6.13%, 05/15/28 (Call 05/15/23)(b)	252	270,285
ALROSA Finance SA
3.10%, 06/25/27 (Call 03/25/27)(d)	400	408,856
4.65%, 04/09/24 (Call 01/09/24)(d)	600	636,090
Anglo American Capital PLC
2.63%, 09/10/30(d)	200	197,044
2.88%, 03/17/31 (Call 12/17/30)(d)	850	847,101
3.63%, 09/11/24(b)	320	339,984
4.00%, 09/11/27(b)	513	556,148
4.50%, 03/15/28 (Call 12/15/27)(b)	315	351,675

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
4.88%, 05/14/25(b)	$5	$5,528
5.63%, 04/01/30(d)	300	357,945
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30 (Call 07/01/30)	135	136,432
Antofagasta PLC, 2.38%, 10/14/30 (Call 07/14/30)(d)	400	377,588
Arconic Corp.
6.00%, 05/15/25 (Call 05/15/22)(b)	370	388,515
6.13%, 02/15/28 (Call 02/15/23)(b)	429	452,616
Barrick Gold Corp.
5.25%, 04/01/42	476	622,798
6.45%, 10/15/35	85	116,867
Barrick North America Finance LLC
5.70%, 05/30/41	317	434,122
5.75%, 05/01/43	416	577,882
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	710	976,051
BHP Billiton Finance USA Ltd.
3.85%, 09/30/23	25	26,537
4.13%, 02/24/42	270	321,362
5.00%, 09/30/43	1,359	1,808,408
6.42%, 03/01/26	127	152,460
Century Aluminum Co., 7.50%, 04/01/28 (Call 04/01/24)(b)	145	153,842
Chalco HK Investment Co., 1.55%, 07/28/24 (Call 06/28/24)(d)	200	199,208
China Hongqiao Group Ltd., 6.25%, 06/08/24(d)	200	196,662
Chinalco Capital Holdings Ltd., 2.13%, 06/03/26 (Call 05/03/26)(d)	800	786,760
Cia. De Minas Buenaventur Co., 5.50%, 07/23/26 (Call 07/23/23)(d)	200	198,580
Coeur Mining Inc., 5.13%, 02/15/29 (Call 02/15/24)(b)(c)	185	179,163
Compass Minerals International Inc.
4.88%, 07/15/24 (Call 05/15/24)(b)	251	262,493
6.75%, 12/01/27 (Call 12/01/22)(b)	250	265,085
Constellium SE
3.75%, 04/15/29 (Call 04/15/24)(b)	250	241,830
5.63%, 06/15/28 (Call 06/15/23)(b)	250	262,070
5.88%, 02/15/26 (Call 11/15/21)(b)	500	509,135
Corp. Nacional del Cobre de Chile
3.00%, 09/30/29 (Call 06/30/29)(d)	600	609,132
3.15%, 01/14/30 (Call 10/14/29)(d)	800	818,072
3.15%, 01/15/51(d)	800	738,552
3.63%, 08/01/27 (Call 05/01/27)(d)	400	426,372
3.70%, 01/30/50 (Call 07/30/49)(d)	1,029	1,047,831
3.75%, 01/15/31 (Call 10/15/30)(d)	800	850,640
4.25%, 07/17/42(b)	400	440,300
4.38%, 02/05/49 (Call 08/05/48)(d)	600	677,550
4.50%, 08/01/47 (Call 02/01/47)(d)	850	973,326
4.88%, 11/04/44(d)	400	474,348
5.63%, 10/18/43(d)	400	516,960
Eldorado Gold Corp., 6.25%, 09/01/29 (Call 09/01/24)(b)	275	279,139
First Quantum Minerals Ltd.
6.50%, 03/01/24 (Call 09/01/22)(d)	200	203,058
6.88%, 03/01/26 (Call 03/01/22)(d)	800	832,272
6.88%, 10/15/27 (Call 10/15/23)(d)	425	454,869
7.25%, 04/01/23 (Call 10/01/22)(d)	200	203,500
7.50%, 04/01/25 (Call 04/01/22)(d)	600	620,748
FMG Resources August 2006 Pty Ltd.
4.38%, 04/01/31 (Call 01/01/31)(b)	740	751,944
4.50%, 09/15/27 (Call 06/15/27)(b)	300	314,517

Security	Par (000)	Value

Mining (continued)
5.13%, 05/15/24 (Call 02/15/24)(b)	$400	$426,460
Freeport-McMoRan Inc.
3.88%, 03/15/23 (Call 12/15/22)	480	494,414
4.13%, 03/01/28 (Call 03/01/23)	450	465,619
4.25%, 03/01/30 (Call 03/01/25)	305	321,955
4.38%, 08/01/28 (Call 08/01/23)	314	326,912
4.55%, 11/14/24 (Call 08/14/24)	350	378,283
4.63%, 08/01/30 (Call 08/01/25)	425	459,803
5.00%, 09/01/27 (Call 09/01/22)	335	349,680
5.25%, 09/01/29 (Call 09/01/24)	360	393,552
5.40%, 11/14/34 (Call 05/14/34)	400	488,524
5.45%, 03/15/43 (Call 09/15/42)	905	1,138,119
Fresnillo PLC
4.25%, 10/02/50 (Call 04/02/50)(d)	400	408,960
5.50%, 11/13/23(d)	200	217,064
Glencore Finance Canada Ltd.
4.25%, 10/25/22(b)	339	350,797
5.55%, 10/25/42(b)	315	400,233
6.00%, 11/15/41(b)	208	275,525
Glencore Funding LLC
1.63%, 09/01/25 (Call 08/01/25)(b)	265	263,492
1.63%, 04/27/26 (Call 03/27/26)(b)	80	79,054
2.50%, 09/01/30 (Call 06/01/30)(b)	267	260,515
2.63%, 09/23/31 (Call 06/23/31)(b)	235	228,542
2.85%, 04/27/31 (Call 01/27/31)(b)	100	99,981
3.38%, 09/23/51 (Call 03/23/51)(b)	105	101,777
3.88%, 10/27/27 (Call 07/27/27)(b)	175	189,102
3.88%, 04/27/51 (Call 10/27/50)(b)	362	382,844
4.00%, 04/16/25(b)	215	230,889
4.00%, 03/27/27 (Call 12/27/26)(b)	438	473,859
4.13%, 05/30/23(b)	675	708,986
4.13%, 03/12/24 (Call 02/12/24)(b)	905	961,391
4.63%, 04/29/24(b)	240	259,090
4.88%, 03/12/29 (Call 12/12/28)(b)	670	767,076
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24 (Call 04/15/24)(d)	400	428,412
Hecla Mining Co., 7.25%, 02/15/28 (Call 02/15/23)	390	419,769
Hudbay Minerals Inc.
4.50%, 04/01/26 (Call 04/01/23)(d)	80	79,771
6.13%, 04/01/29 (Call 04/01/24)(b)	285	300,045
Indonesia Asahan Aluminium Persero PT
4.75%, 05/15/25 (Call 04/15/25)(d)	600	644,232
5.45%, 05/15/30 (Call 02/15/30)(d)	600	687,414
5.71%, 11/15/23(d)	200	217,230
5.80%, 05/15/50 (Call 11/15/49)(d)	400	472,128
6.53%, 11/15/28(d)	400	482,432
6.76%, 11/15/48(d)	200	260,846
Industrias Penoles SAB de CV
4.15%, 09/12/29 (Call 06/12/29)(d)	400	433,744
4.75%, 08/06/50 (Call 02/06/50)(d)	200	217,776
5.65%, 09/12/49 (Call 03/12/49)(d)	200	243,294
Joseph T Ryerson & Son Inc., 8.50%, 08/01/28 (Call 08/01/23)(b)	153	170,875
JW Aluminum Continuous Cast Co., 10.25%, 06/01/26 (Call 06/01/22)(b)	175	186,681
Kaiser Aluminum Corp.
4.50%, 06/01/31 (Call 06/01/26)(b)	295	290,230
4.63%, 03/01/28 (Call 03/01/23)(b)	250	252,245
Kinross Gold Corp.
4.50%, 07/15/27 (Call 04/15/27)	702	790,592

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
5.95%, 03/15/24 (Call 12/15/23)	$335	$367,927
Minera Mexico SA de CV, 4.50%, 01/26/50 (Call 07/26/49)(d)	400	437,616
Minmetals Bounteous Finance BVI Ltd.
3.38%, (Call 09/03/24)(a)(d)(g)	800	816,728
4.20%, 07/27/26(d)	400	433,452
MMC Norilsk Nickel OJSC via MMC Finance DAC, 4.10%, 04/11/23 (Call 01/11/23)(d)	650	669,012
MMC Norilsk Nickel OJSC Via MMC Finance DAC, 2.55%, 09/11/25 (Call 06/11/25)(d)	600	600,288
Mountain Province Diamonds Inc., 8.00%, 12/15/22 (Call 12/15/21)(b)(c)	125	112,093
New Gold Inc., 7.50%, 07/15/27 (Call 07/15/23)(b)	320	345,498
Newcastle Coal Infrastructure Group Pty Ltd.
4.40%, 09/29/27 (Call 06/29/27)(b)(c)	209	211,429
4.70%, 05/12/31 (Call 02/12/31)(b)	255	251,119
Newcrest Finance Pty Ltd.
3.25%, 05/13/30 (Call 02/13/30)(b)	262	276,334
4.20%, 05/13/50 (Call 11/13/49)(b)	276	323,011
5.75%, 11/15/41(b)	455	602,293
Newmont Corp.
2.25%, 10/01/30 (Call 07/01/30)	330	324,928
2.80%, 10/01/29 (Call 07/01/29)	220	226,604
3.70%, 03/15/23 (Call 12/15/22)	115	118,659
4.88%, 03/15/42 (Call 09/15/41)	673	847,475
5.45%, 06/09/44 (Call 12/09/43)	85	115,330
5.88%, 04/01/35	231	303,917
6.25%, 10/01/39	672	957,466
Nexa Resources SA, 6.50%, 01/18/28 (Call 10/18/27)(d)	600	666,564
Novelis Corp.
3.25%, 11/15/26 (Call 11/15/23)(b)	320	319,872
3.88%, 08/15/31 (Call 08/15/26)(b)	340	332,530
4.75%, 01/30/30 (Call 01/30/25)(b)	930	966,447
Rio Tinto Alcan Inc.
5.75%, 06/01/35	189	255,919
6.13%, 12/15/33	166	230,244
7.25%, 03/15/31	40	56,069
Rio Tinto Finance USA Ltd.
2.75%, 11/02/51	755	751,217
3.75%, 06/15/25 (Call 03/15/25)	1,127	1,226,142
5.20%, 11/02/40	598	805,919
7.13%, 07/15/28	542	718,215
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)	488	588,138
4.75%, 03/22/42 (Call 09/22/41)	18	23,166
SDG Finance Ltd., 2.80%, 08/25/26	400	397,764
Southern Copper Corp.
3.50%, 11/08/22	402	412,991
3.88%, 04/23/25	528	569,379
5.25%, 11/08/42	331	412,194
5.88%, 04/23/45	518	704,874
6.75%, 04/16/40	913	1,269,627
7.50%, 07/27/35	290	413,488
Taseko Mines Ltd., 7.00%, 02/15/26 (Call 02/15/23)(b)	310	320,853
Teck Resources Ltd.
3.90%, 07/15/30 (Call 04/15/30)	19	20,606
5.20%, 03/01/42 (Call 09/01/41)	408	488,127
5.40%, 02/01/43 (Call 08/01/42)	292	361,195
6.00%, 08/15/40 (Call 02/15/40)	260	336,151

Security	Par (000)	Value

Mining (continued)
6.13%, 10/01/35	$563	$727,447
6.25%, 07/15/41 (Call 01/15/41)	466	623,746
Vedanta Resources Finance II PLC
8.95%, 03/11/25 (Call 09/11/24)(d)	1,000	1,011,520
9.25%, 04/23/26 (Call 04/23/23)(d)	200	192,500
13.88%, 01/21/24 (Call 12/21/22)(d)	600	651,084
Vedanta Resources Ltd.
6.13%, 08/09/24 (Call 08/09/22)(d)	200	182,848
7.13%, 05/31/23(d)	200	193,890

		68,581,004

Office & Business Equipment — 0.0%
CDW LLC/CDW Finance Corp.
3.25%, 02/15/29 (Call 08/15/23)	551	558,637
4.13%, 05/01/25 (Call 05/01/22)	280	288,702
4.25%, 04/01/28 (Call 10/01/22)	380	394,512
5.50%, 12/01/24 (Call 06/01/24)	300	328,689
Pitney Bowes Inc.
4.63%, 03/15/24 (Call 12/15/23)	122	128,576
6.88%, 03/15/27 (Call 03/15/24)(b)	200	207,876
7.25%, 03/15/29 (Call 03/15/24)(b)	175	181,219
Xerox Corp.
3.80%, 05/15/24(c)	160	166,531
4.38%, 03/15/23 (Call 02/15/23)	511	527,669
4.80%, 03/01/35	150	148,571
6.75%, 12/15/39	176	191,768
Xerox Holdings Corp.
5.00%, 08/15/25 (Call 07/15/25)(b)	435	451,578
5.50%, 08/15/28 (Call 07/15/28)(b)	360	364,349

		3,938,677

Office Furnishings — 0.0%
Interface Inc., 5.50%, 12/01/28 (Call 12/01/23)(b)	210	219,129
Steelcase Inc., 5.13%, 01/18/29 (Call 10/18/28)	641	729,509

		948,638

Oil & Gas — 2.3%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (Call 02/15/23)(b)	315	338,272
Aker BP ASA
3.75%, 01/15/30 (Call 10/15/29)(b)	217	231,780
4.00%, 01/15/31 (Call 10/15/30)(b)	150	163,142
Antero Resources Corp.
5.00%, 03/01/25 (Call 03/01/22)	300	305,379
5.38%, 03/01/30 (Call 03/01/25)(b)	300	317,754
7.63%, 02/01/29 (Call 02/01/24)(b)	375	415,410
8.38%, 07/15/26 (Call 01/15/24)(b)	168	189,071
Apache Corp.
4.25%, 01/15/30 (Call 10/15/29)	280	298,119
4.38%, 10/15/28 (Call 07/15/28)	510	547,913
4.63%, 11/15/25 (Call 08/15/25)	250	269,240
4.75%, 04/15/43 (Call 10/15/42)	275	302,926
4.88%, 11/15/27 (Call 05/15/27)	385	418,826
5.10%, 09/01/40 (Call 03/01/40)	665	745,033
5.25%, 02/01/42 (Call 08/01/41)	190	213,864
5.35%, 07/01/49 (Call 01/01/49)	210	241,246
6.00%, 01/15/37	215	262,313
7.38%, 08/15/47	80	101,066
7.75%, 12/15/29(c)	200	255,122
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5.88%, 06/30/29 (Call 09/01/24)(b)	185	187,485

90	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
7.00%, 11/01/26 (Call 11/01/21)(b)	$300	$309,732
8.25%, 12/31/28 (Call 02/01/24)(b)	170	185,225
9.00%, 11/01/27 (Call 11/01/26)(b)	150	205,122
Athabasca Oil Corp., 9.75%, 11/01/26 (Call 11/01/24)(b)	175	176,120
Baytex Energy Corp.
5.63%, 06/01/24 (Call 06/01/22)(b)	193	194,503
8.75%, 04/01/27 (Call 04/01/23)(b)	250	266,973
Berry Petroleum Co. LLC, 7.00%, 02/15/26 (Call 02/15/22)(b)	185	187,586
Bharat Petroleum Corp. Ltd., 4.00%, 05/08/25(d)	600	630,138
Bonanza Creek Energy Inc., 5.00%, 10/15/26 (Call 10/15/23)(b)	186	187,867
BP Capital Markets America Inc.
1.75%, 08/10/30 (Call 05/10/30)	770	745,052
2.75%, 05/10/23	700	722,484
2.77%, 11/10/50 (Call 05/10/50)	1,083	1,027,031
2.94%, 04/06/23	683	705,047
2.94%, 06/04/51 (Call 12/04/50)	1,758	1,713,452
3.00%, 02/24/50 (Call 08/24/49)	561	555,828
3.00%, 03/17/52 (Call 09/17/51)	100	98,824
3.02%, 01/16/27 (Call 10/16/26)	760	806,542
3.06%, 06/17/41 (Call 12/17/40)	365	369,011
3.12%, 05/04/26 (Call 02/04/26)	493	527,278
3.19%, 04/06/25 (Call 03/06/25)	195	207,072
3.22%, 11/28/23 (Call 09/28/23)	219	229,313
3.22%, 04/14/24 (Call 02/14/24)	694	730,039
3.38%, 02/08/61 (Call 08/08/60)	1,035	1,065,822
3.41%, 02/11/26 (Call 12/11/25)	585	631,192
3.54%, 04/06/27 (Call 02/06/27)	453	493,177
3.59%, 04/14/27 (Call 01/14/27)	974	1,062,439
3.63%, 04/06/30 (Call 01/06/30)	862	954,751
3.79%, 02/06/24 (Call 01/06/24)	596	633,798
3.80%, 09/21/25 (Call 07/21/25)	525	572,932
3.94%, 09/21/28 (Call 06/21/28)	397	444,553
4.23%, 11/06/28 (Call 08/06/28)	492	561,411
BP Capital Markets PLC
2.50%, 11/06/22	418	426,180
2.75%, 05/10/23	315	325,099
3.28%, 09/19/27 (Call 06/19/27)	960	1,038,490
3.51%, 03/17/25	479	514,389
3.54%, 11/04/24	502	537,863
3.64%, 05/14/23(d)	200	208,894
3.72%, 11/28/28 (Call 08/28/28)	687	762,020
3.81%, 02/10/24	517	550,755
3.99%, 09/26/23	250	265,628
BPRL International Singapore Pte Ltd., 4.38%, 01/18/27(d)	200	210,708
Burlington Resources LLC
5.95%, 10/15/36	285	390,205
7.20%, 08/15/31	138	195,049
7.40%, 12/01/31	45	65,041
California Resources Corp., 7.13%, 02/01/26 (Call 02/01/23)(b)	305	321,799
Callon Petroleum Co.
6.13%, 10/01/24 (Call 10/01/22)	225	221,222
6.38%, 07/01/26 (Call 07/01/22)	185	177,693
8.00%, 08/01/28 (Call 08/01/24)(b)(c)	350	352,639
8.25%, 07/15/25 (Call 07/15/22)	100	99,019

Security	Par (000)	Value

Oil & Gas (continued)
Calumet Specialty Products Partners LP/Calumet Finance Corp.
7.75%, 04/15/23 (Call 11/29/21)	$150	$148,452
9.25%, 07/15/24 (Call 07/15/22)(b)	263	284,889
11.00%, 04/15/25 (Call 04/15/23)(b)	340	369,373
Canadian Natural Resources Ltd.
2.05%, 07/15/25 (Call 06/15/25)	568	576,787
2.95%, 01/15/23 (Call 12/15/22)	540	553,160
2.95%, 07/15/30 (Call 04/15/30)	517	532,096
3.85%, 06/01/27 (Call 03/01/27)	645	699,444
3.90%, 02/01/25 (Call 11/01/24)	185	198,366
4.95%, 06/01/47 (Call 12/01/46)	610	776,091
5.85%, 02/01/35	128	161,135
6.25%, 03/15/38	395	528,684
6.45%, 06/30/33	45	58,657
6.50%, 02/15/37	120	160,932
6.75%, 02/01/39	514	720,469
7.20%, 01/15/32	210	282,387
Cenovus Energy Inc.
3.75%, 02/15/52 (Call 08/15/51)	50	50,460
4.25%, 04/15/27 (Call 01/15/27)	320	351,472
4.40%, 04/15/29 (Call 01/15/29)	412	461,539
5.25%, 06/15/37 (Call 12/15/36)	460	553,012
5.38%, 07/15/25 (Call 04/15/25)	179	201,117
5.40%, 06/15/47 (Call 12/15/46)	474	594,064
6.75%, 11/15/39	813	1,115,428
6.80%, 09/15/37	485	657,505
Cenovus Energy Inc/CA, 2.65%, 01/15/32 (Call 10/15/31)	215	209,885
Centennial Resource Production LLC
5.38%, 01/15/26 (Call 01/15/22)(b)	175	173,794
6.88%, 04/01/27 (Call 04/01/22)(b)(c)	200	204,290
Chesapeake Energy Corp.
5.50%, 02/01/26 (Call 02/05/23)(b)	265	277,357
5.88%, 02/01/29 (Call 02/05/24)(b)	230	244,904
Chevron Corp.
1.14%, 05/11/23	485	489,554
1.55%, 05/11/25 (Call 04/11/25)	720	730,476
2.00%, 05/11/27 (Call 03/11/27)	975	994,929
2.24%, 05/11/30 (Call 02/11/30)	1,071	1,094,391
2.36%, 12/05/22 (Call 09/05/22)	555	564,468
2.57%, 05/16/23 (Call 03/16/23)	184	189,025
2.90%, 03/03/24 (Call 01/03/24)	1,166	1,220,312
2.95%, 05/16/26 (Call 02/16/26)	894	953,594
3.08%, 05/11/50 (Call 11/11/49)	450	482,175
3.19%, 06/24/23 (Call 03/24/23)	500	518,380
3.33%, 11/17/25 (Call 08/17/25)	445	479,545
Chevron USA Inc.
0.69%, 08/12/25 (Call 07/12/25)	625	613,987
1.02%, 08/12/27 (Call 06/12/27)	585	565,426
2.34%, 08/12/50 (Call 02/12/50)	748	703,711
3.25%, 10/15/29 (Call 07/15/29)	208	227,841
3.85%, 01/15/28 (Call 10/15/27)	619	694,140
3.90%, 11/15/24 (Call 08/15/24)	180	194,693
4.20%, 10/15/49 (Call 04/15/49)	239	304,104
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23(d)	1,000	1,062,280
CNOOC Finance 2013 Ltd.
2.88%, 09/30/29 (Call 06/30/29)(c)	700	720,167
3.00%, 05/09/23	1,200	1,234,140

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
3.30%, 09/30/49 (Call 03/30/49)	$400	$379,016
4.25%, 05/09/43	200	218,598
CNOOC Finance 2014 ULC
4.25%, 04/30/24	1,000	1,071,950
4.88%, 04/30/44	200	239,002
CNOOC Finance 2015 Australia Pty Ltd., 4.20%, 05/05/45	220	240,610
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	1,000	1,058,220
3.75%, 05/02/23	400	415,600
4.38%, 05/02/28	600	671,442
CNOOC Petroleum North America ULC
5.88%, 03/10/35	210	260,667
6.40%, 05/15/37	640	854,880
7.50%, 07/30/39	490	734,936
7.88%, 03/15/32	110	154,510
CNPC General Capital Ltd., 3.40%, 04/16/23(d)	300	309,990
CNX Resources Corp.
6.00%, 01/15/29 (Call 01/15/24)(b)	250	263,813
7.25%, 03/14/27 (Call 03/14/22)(b)	325	345,111
Colgate Energy Partners III LLC
5.88%, 07/01/29 (Call 07/01/24)(b)	240	245,546
7.75%, 02/15/26 (Call 02/15/24)(b)	160	171,160
Comstock Resources Inc.
5.88%, 01/15/30 (Call 01/15/25)(b)	475	494,071
6.75%, 03/01/29 (Call 03/01/24)(b)	625	671,706
7.50%, 05/15/25 (Call 05/15/22)(b)(c)	124	128,526
Conoco Funding Co., 7.25%, 10/15/31	538	765,450
ConocoPhillips
2.40%, 02/15/31 (Call 11/15/30)(b)	283	285,683
3.75%, 10/01/27 (Call 07/01/27)(b)	729	802,367
4.30%, 08/15/28 (Call 05/15/28)(b)	532	609,018
4.85%, 08/15/48 (Call 02/15/48)(b)	330	439,811
4.88%, 10/01/47 (Call 04/01/47)(b)	291	386,276
5.90%, 10/15/32	1,005	1,320,610
5.90%, 05/15/38	416	576,268
6.50%, 02/01/39	852	1,260,074
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	67	68,030
4.30%, 11/15/44 (Call 05/15/44)	613	744,207
4.95%, 03/15/26 (Call 12/15/25)	1,145	1,301,647
5.95%, 03/15/46 (Call 09/15/45)	110	166,657
6.95%, 04/15/29	1,463	1,941,065
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)	470	493,711
4.38%, 01/15/28 (Call 10/15/27)	514	560,928
4.50%, 04/15/23 (Call 01/15/23)	300	312,090
4.90%, 06/01/44 (Call 12/01/43)	364	413,730
5.75%, 01/15/31 (Call 07/15/30)(b)	740	886,476
Cosan SA, 5.50%, 09/20/29 (Call 09/20/24)(d)	400	418,164
Coterra Energy Inc.
3.90%, 05/15/27 (Call 02/15/27)(b)	623	679,238
4.38%, 06/01/24 (Call 03/01/24)(b)	95	101,692
4.38%, 03/15/29 (Call 02/15/27)(b)	232	263,339
CrownRock LP/CrownRock Finance Inc.
5.00%, 05/01/29 (Call 05/01/24)(b)	205	211,314
5.63%, 10/15/25 (Call 10/15/22)(b)	606	620,120
CVR Energy Inc.
5.25%, 02/15/25 (Call 02/15/22)(b)	300	296,547
5.75%, 02/15/28 (Call 02/15/23)(b)(c)	200	197,646

Security	Par (000)	Value

Oil & Gas (continued)
Delek & Avner Tamar Bond Ltd., 5.41%, 12/30/25(b)	$65	$65,416
Devon Energy Corp.
4.50%, 01/15/30 (Call 01/15/25)(b)	866	941,403
4.75%, 05/15/42 (Call 11/15/41)	558	646,337
5.00%, 06/15/45 (Call 12/15/44)	575	698,320
5.25%, 09/15/24 (Call 06/15/24)(b)	172	188,787
5.25%, 10/15/27 (Call 10/15/22)(b)	122	129,409
5.60%, 07/15/41 (Call 01/15/41)	707	893,627
5.85%, 12/15/25 (Call 09/15/25)	884	1,017,705
5.88%, 06/15/28 (Call 06/15/23)(b)	144	157,889
7.88%, 09/30/31	94	133,262
7.95%, 04/15/32	200	284,874
Diamondback Energy Inc.
2.88%, 12/01/24 (Call 11/01/24)	332	345,755
3.13%, 03/24/31 (Call 12/24/30)	233	240,356
3.25%, 12/01/26 (Call 10/01/26)	628	664,135
3.50%, 12/01/29 (Call 09/01/29)	1,074	1,145,679
4.40%, 03/24/51 (Call 09/24/50)	123	142,491
4.75%, 05/31/25 (Call 04/30/25)	90	99,591
Ecopetrol SA
4.13%, 01/16/25	500	517,415
5.38%, 06/26/26 (Call 03/26/26)	790	856,139
5.88%, 09/18/23	720	773,294
5.88%, 05/28/45	685	689,576
6.88%, 04/29/30 (Call 01/29/30)	800	923,480
7.38%, 09/18/43	540	627,853
Empresa Nacional del Petroleo
3.45%, 09/16/31 (Call 06/16/31)(d)	200	190,786
3.75%, 08/05/26 (Call 05/05/26)(d)	600	618,006
4.50%, 09/14/47 (Call 03/14/47)(d)	450	445,158
5.25%, 11/06/29 (Call 08/06/29)(d)	400	436,768
Encino Acquisition Partners Holdings LLC, 8.50%, 05/01/28 (Call 05/01/24)(b)	350	365,858
Endeavor Energy Resources LP/EER Finance Inc.
5.75%, 01/30/28 (Call 01/30/23)(b)	480	503,818
6.63%, 07/15/25 (Call 07/15/22)(b)	305	321,647
Energean Israel Finance Ltd.
4.50%, 03/30/24 (Call 12/30/23)(b)(d)	239	243,749
4.88%, 03/30/26 (Call 12/30/25)(b)(d)	275	279,771
5.38%, 03/30/28 (Call 09/30/27)(b)(d)	485	491,082
5.88%, 03/30/31 (Call 09/30/30)(b)(d)	200	202,522
Energy Ventures Gom LLC/EnVen Finance Corp., 11.75%, 04/15/26 (Call 04/15/23)(b)	142	147,446
Eni SpA
4.25%, 05/09/29 (Call 02/09/29)(b)	250	283,210
5.70%, 10/01/40(b)	100	128,146
Series X-R, 4.00%, 09/12/23(b)	280	295,378
Series X-R, 4.75%, 09/12/28(b)	435	506,092
Eni USA Inc., 7.30%, 11/15/27	95	121,072
Ensign Drilling Inc., 9.25%, 04/15/24 (Call 04/15/22)(b)	210	207,780
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)	632	646,321
3.15%, 04/01/25 (Call 01/01/25)	236	250,127
3.90%, 04/01/35 (Call 10/01/34)	278	315,241
4.15%, 01/15/26 (Call 10/15/25)	610	673,946
4.38%, 04/15/30 (Call 01/15/30)	354	412,605
4.95%, 04/15/50 (Call 10/15/49)	442	601,845
EQT Corp.
3.13%, 05/15/26 (Call 05/15/23)(b)	250	252,100
3.63%, 05/15/31 (Call 11/15/30)(b)	145	148,225

92	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
3.90%, 10/01/27 (Call 07/01/27)	$625	$666,294
5.00%, 01/15/29 (Call 07/15/28)	180	200,212
6.63%, 02/01/25 (Call 01/01/25)	525	590,751
7.50%, 02/01/30 (Call 11/01/29)	435	557,039
Equinor ASA
1.75%, 01/22/26 (Call 12/22/25)	2,075	2,105,419
2.38%, 05/22/30 (Call 02/22/30)	881	901,941
2.45%, 01/17/23	1,629	1,667,102
2.65%, 01/15/24	1,448	1,505,486
2.88%, 04/06/25 (Call 03/06/25)	1,058	1,114,878
3.00%, 04/06/27 (Call 02/06/27)	134	142,667
3.13%, 04/06/30 (Call 01/06/30)	535	577,811
3.25%, 11/10/24	1,227	1,308,154
3.25%, 11/18/49 (Call 05/18/49)	656	709,871
3.63%, 09/10/28 (Call 06/10/28)	683	758,048
3.63%, 04/06/40 (Call 10/06/39)	335	377,176
3.70%, 03/01/24	1,629	1,736,253
3.70%, 04/06/50 (Call 10/06/49)	535	629,074
3.95%, 05/15/43	526	616,940
4.25%, 11/23/41	92	113,050
4.80%, 11/08/43	409	537,970
5.10%, 08/17/40	299	398,965
6.50%, 12/01/28(b)	55	71,834
7.25%, 09/23/27	314	407,201
7.75%, 06/15/23	705	784,721
Exxon Mobil Corp.
1.57%, 04/15/23	861	874,320
2.02%, 08/16/24 (Call 07/16/24)	932	961,610
2.28%, 08/16/26 (Call 06/16/26)	556	578,134
2.44%, 08/16/29 (Call 05/16/29)	240	247,882
2.61%, 10/15/30 (Call 07/15/30)	999	1,039,869
2.71%, 03/06/25 (Call 12/06/24)	989	1,036,937
2.73%, 03/01/23 (Call 01/01/23)	580	594,947
2.99%, 03/19/25 (Call 02/19/25)	754	797,166
3.00%, 08/16/39 (Call 02/16/39)	330	340,382
3.04%, 03/01/26 (Call 12/01/25)	502	535,950
3.10%, 08/16/49 (Call 02/16/49)	408	423,871
3.18%, 03/15/24 (Call 12/15/23)	187	196,511
3.29%, 03/19/27 (Call 01/19/27)	870	944,759
3.45%, 04/15/51 (Call 10/15/50)	576	638,623
3.48%, 03/19/30 (Call 12/19/29)	1,381	1,527,220
3.57%, 03/06/45 (Call 09/06/44)	375	418,819
4.11%, 03/01/46 (Call 09/01/45)	757	910,240
4.23%, 03/19/40 (Call 09/19/39)	1,893	2,260,677
4.33%, 03/19/50 (Call 09/19/49)	1,897	2,388,683
Gazprom Neft OAO Via GPN Capital SA, 6.00%, 11/27/23(d)	400	435,944
Gazprom PJSC Via Gaz Capital SA
4.95%, 02/06/28(d)	3,800	4,181,976
7.29%, 08/16/37(d)	1,000	1,350,960
8.63%, 04/28/34(d)	700	1,008,616
Geopark Ltd., 5.50%, 01/17/27 (Call 01/17/24)(d)	200	199,060
Global Marine Inc., 7.00%, 06/01/28(c)	100	73,670
Great Western Petroleum LLC/Great Western Finance Corp., 12.00%, 09/01/25 (Call 03/01/23)(b)	200	204,058
GS Caltex Corp., 1.63%, 07/27/25(d)	400	398,764
Guara Norte Sarl, 5.20%, 06/15/34(d)	638	627,423
Gulfport Energy Operating Corp., 8.00%, 05/17/26 (Call 05/17/24)	250	276,753

Security	Par (000)	Value

Oil & Gas (continued)
Harbour Energy PLC, 5.50%, 10/15/26 (Call 10/15/23)(b)	$270	$270,265
Harvest Operations Corp., 4.20%, 06/01/23 (Call 05/01/23)(d)	200	210,162
Hess Corp.
3.50%, 07/15/24 (Call 04/15/24)	720	757,109
4.30%, 04/01/27 (Call 01/01/27)	680	745,919
5.60%, 02/15/41	1,017	1,277,535
5.80%, 04/01/47 (Call 10/01/46)	400	532,280
6.00%, 01/15/40	202	262,582
7.13%, 03/15/33	305	412,168
7.30%, 08/15/31	340	457,660
7.88%, 10/01/29	109	148,012
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 10/01/25 (Call 04/01/22)(b)	225	229,613
5.75%, 02/01/29 (Call 02/01/24)(b)	300	305,688
6.00%, 02/01/31 (Call 02/01/26)(b)	300	308,085
6.25%, 11/01/28 (Call 11/01/23)(b)	270	277,012
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27(d)	200	210,430
HollyFrontier Corp.
2.63%, 10/01/23	80	82,258
4.50%, 10/01/30 (Call 07/01/30)	675	735,919
5.88%, 04/01/26 (Call 01/01/26)	489	557,607
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, 06/01/28(d)	300	294,873
Independence Energy Finance LLC, 7.25%, 05/01/26 (Call 05/01/23)(b)	240	249,842
Indian Oil Corp. Ltd., 4.75%, 01/16/24(d)	400	426,740
Ithaca Energy North Sea PLC, 9.00%, 07/15/26 (Call 07/15/23)(b)	305	314,406
KazMunayGas National Co. JSC
3.50%, 04/14/33 (Call 10/14/32)(d)	800	831,576
4.75%, 04/24/25(d)	200	219,946
4.75%, 04/19/27(d)	600	667,416
5.38%, 04/24/30(d)	400	470,552
5.75%, 04/19/47(d)	200	244,412
6.38%, 10/24/48(d)	600	779,676
Korea National Oil Corp.
2.63%, 04/14/26(d)	600	625,116
3.25%, 10/01/25(d)	400	427,148
4.00%, 01/23/24(d)	200	213,782
Kosmos Energy Ltd., 7.13%, 04/04/26 (Call 04/04/22)(d)	400	398,948
Laredo Petroleum Inc.
7.75%, 07/31/29 (Call 07/31/24)(b)	200	197,952
9.50%, 01/15/25 (Call 01/15/22)	280	287,952
10.13%, 01/15/28 (Call 01/15/23)	185	197,996
Leviathan Bond Ltd.
5.75%, 06/30/23 (Call 03/30/23)(b)(d)	85	88,222
6.13%, 06/30/25 (Call 03/30/25)(b)(d)	295	317,972
6.50%, 06/30/27 (Call 12/30/26)(b)(d)	515	550,408
6.75%, 06/30/30 (Call 12/30/29)(b)(d)	160	173,488
Lukoil International Finance BV
4.56%, 04/24/23(d)	1,124	1,174,400
4.75%, 11/02/26(d)	1,000	1,093,580
Lukoil Securities BV, 3.88%, 05/06/30(d)	200	207,460
Lundin Energy Finance BV, 3.10%, 07/15/31 (Call 05/15/31)(b)	270	271,871
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (Call 08/01/22)(b)	300	307,617

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Marathon Oil Corp.
4.40%, 07/15/27 (Call 04/15/27)	$1,135	$1,259,998
5.20%, 06/01/45 (Call 12/01/44)	196	240,915
6.60%, 10/01/37	475	639,464
6.80%, 03/15/32	557	726,963
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	1,025	1,090,866
3.80%, 04/01/28 (Call 01/01/28)	310	338,198
4.50%, 05/01/23 (Call 04/01/23)	491	515,864
4.50%, 04/01/48 (Call 10/01/47)	332	387,384
4.70%, 05/01/25 (Call 04/01/25)	647	714,799
4.75%, 12/15/23 (Call 10/15/23)	169	181,585
4.75%, 09/15/44 (Call 03/15/44)	855	1,006,686
5.00%, 09/15/54 (Call 03/15/54)	50	62,033
5.13%, 12/15/26 (Call 09/15/26)	303	348,744
6.50%, 03/01/41 (Call 09/01/40)	465	646,266
Matador Resources Co., 5.88%, 09/15/26 (Call 09/15/22)	505	521,135
MC Brazil Downstream Trading SARL
7.25%, 06/30/31(b)	400	390,052
7.25%, 06/30/31(d)	200	195,026
Medco Bell Pte Ltd., 6.38%, 01/30/27 (Call 01/30/24)(d)	400	409,640
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26 (Call 05/14/23)(d)	200	214,202
MEG Energy Corp.
5.88%, 02/01/29 (Call 02/01/24)(b)	285	293,288
6.50%, 01/15/25 (Call 01/15/22)(b)	189	193,545
7.13%, 02/01/27 (Call 02/01/23)(b)	575	604,147
Moss Creek Resources Holdings Inc.
7.50%, 01/15/26 (Call 01/15/22)(b)	350	318,196
10.50%, 05/15/27 (Call 05/15/22)(b)	255	253,016
Motiva Enterprises LLC, 6.85%, 01/15/40(b)	675	850,041
Murphy Oil Corp.
5.75%, 08/15/25 (Call 08/15/22)	280	287,375
5.88%, 12/01/27 (Call 12/01/22)	265	276,106
6.38%, 07/15/28 (Call 07/15/24)	250	264,140
6.38%, 12/01/42 (Call 06/01/42)	175	177,800
6.88%, 08/15/24 (Call 08/15/22)	177	180,565
7.05%, 05/01/29	125	141,526
Nabors Industries Inc.
5.75%, 02/01/25 (Call 11/01/24)	325	308,955
9.00%, 02/01/25 (Call 12/01/21)(b)(c)	185	191,695
Nabors Industries Ltd.
7.25%, 01/15/26 (Call 07/15/22)(b)	280	273,078
7.50%, 01/15/28 (Call 01/15/23)(b)	200	191,686
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.63%, 11/08/26(d)	200	197,174
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (Call 05/15/22)(b)	400	408,580
Northern Oil and Gas Inc., 8.13%, 03/01/28 (Call 03/01/24)(b)	265	284,586
Oasis Petroleum Inc., 6.38%, 06/01/26 (Call 06/01/23)(b)	185	195,578
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 08/15/22)	510	516,293
2.90%, 08/15/24 (Call 06/15/24)	1,765	1,797,617
3.00%, 02/15/27 (Call 11/15/26)	400	400,004
3.20%, 08/15/26 (Call 06/15/26)	520	528,575
3.40%, 04/15/26 (Call 01/15/26)	540	550,384
3.45%, 07/15/24 (Call 04/15/24)	110	112,771

Security	Par (000)	Value

Oil & Gas (continued)
3.50%, 06/15/25 (Call 03/15/25)	$450	$464,809
3.50%, 08/15/29 (Call 05/15/29)	749	760,108
4.10%, 02/15/47 (Call 08/15/46)	355	346,061
4.20%, 03/15/48 (Call 09/15/47)	517	503,796
4.30%, 08/15/39 (Call 02/15/39)	440	441,465
4.40%, 04/15/46 (Call 10/15/45)	600	607,260
4.40%, 08/15/49 (Call 02/15/49)	395	394,834
4.50%, 07/15/44 (Call 01/15/44)	310	312,985
4.63%, 06/15/45 (Call 12/15/44)	350	360,724
5.50%, 12/01/25 (Call 09/01/25)	450	494,757
5.55%, 03/15/26 (Call 12/15/25)	560	618,223
5.88%, 09/01/25 (Call 06/01/25)	410	455,100
6.13%, 01/01/31 (Call 07/01/30)	625	747,706
6.20%, 03/15/40	355	429,529
6.38%, 09/01/28 (Call 03/01/28)	301	351,884
6.45%, 09/15/36	860	1,095,967
6.60%, 03/15/46 (Call 09/15/45)	540	692,010
6.63%, 09/01/30 (Call 03/01/30)	740	906,789
6.95%, 07/01/24	300	337,722
7.15%, 05/15/28	200	236,240
7.50%, 05/01/31	433	564,260
7.88%, 09/15/31	265	353,847
7.95%, 06/15/39	175	236,525
8.00%, 07/15/25 (Call 04/15/25)	360	425,851
8.50%, 07/15/27 (Call 01/15/27)	250	312,553
8.88%, 07/15/30 (Call 01/15/30)	480	650,957
Oil & Natural Gas Corp. Ltd., 3.38%, 12/05/29(d)	400	403,604
Oil and Gas Holding Co. BSCC (The)
7.50%, 10/25/27(d)	200	219,160
7.63%, 11/07/24(d)	600	656,478
8.38%, 11/07/28(d)	200	230,726
Oil India International Pte Ltd., 4.00%, 04/21/27(d)	415	434,862
Oil India Ltd., 5.13%, 02/04/29(d)	200	223,260
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 07/27/26(d)	600	630,396
OQ SAOC, 5.13%, 05/06/28(b)	600	614,988
Ovintiv Exploration Inc.
5.38%, 01/01/26 (Call 10/01/25)	345	383,761
5.63%, 07/01/24	500	550,210
Ovintiv Inc.
5.15%, 11/15/41 (Call 05/15/41)	102	118,185
6.50%, 08/15/34	481	646,300
6.50%, 02/01/38	243	328,901
6.63%, 08/15/37	223	302,745
7.20%, 11/01/31	220	294,543
7.38%, 11/01/31	231	312,991
8.13%, 09/15/30	265	363,681
Par Petroleum LLC/Par Petroleum Finance Corp.,
7.75%, 12/15/25 (Call 12/15/21)(b)	150	150,972
Parkland Corp.
4.50%, 10/01/29 (Call 10/01/24)(b)	400	402,604
5.88%, 07/15/27 (Call 07/15/22)(b)	200	211,210
Patterson-UTI Energy Inc.
3.95%, 02/01/28 (Call 11/01/27)	270	271,401
5.15%, 11/15/29 (Call 08/15/29)	180	185,643
PBF Holding Co. LLC/PBF Finance Corp.
6.00%, 02/15/28 (Call 02/15/23)	465	337,943
7.25%, 06/15/25 (Call 06/15/22)	350	274,117
9.25%, 05/15/25 (Call 05/15/22)(b)	665	645,256
PDC Energy Inc.
5.75%, 05/15/26 (Call 05/15/22)	375	385,676

94	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
6.13%, 09/15/24 (Call 09/15/22)	$200	$203,066
Penn Virginia Escrow LLC, 9.25%, 08/15/26 (Call 08/15/23)(b)	225	234,576
Pertamina Persero PT
1.40%, 02/09/26 (Call 01/09/26)(d)	1,000	976,340
2.30%, 02/09/31 (Call 11/09/30)(d)	1,000	953,290
3.10%, 01/21/30 (Call 10/21/29)(c)(d)	400	408,208
3.10%, 08/27/30 (Call 05/25/30)(d)	600	612,414
3.65%, 07/30/29(d)	400	426,212
4.15%, 02/25/60 (Call 08/25/59)(d)	400	404,456
4.18%, 01/21/50 (Call 07/21/49)(c)(d)	800	828,952
4.70%, 07/30/49(d)	300	330,642
5.63%, 05/20/43(d)	200	240,580
6.00%, 05/03/42(d)	428	531,953
6.45%, 05/30/44(d)	600	796,734
6.50%, 05/27/41(d)	200	262,468
6.50%, 11/07/48(c)(d)	400	538,592
Petrobras Global Finance BV
5.09%, 01/15/30	1,498	1,529,188
5.30%, 01/27/25	600	653,406
5.50%, 06/10/51 (Call 12/10/50)	800	701,832
5.60%, 01/03/31 (Call 10/03/30)	1,200	1,257,168
5.75%, 02/01/29	100	107,786
6.00%, 01/27/28	800	872,496
6.75%, 01/27/41	600	642,798
6.75%, 06/03/50 (Call 12/03/49)	600	616,080
6.85%, June 05, 2115	1,050	1,023,697
6.88%, 01/20/40	208	226,762
6.90%, 03/19/49	800	836,224
7.25%, 03/17/44	600	654,612
7.38%, 01/17/27	1,679	1,969,249
8.75%, 05/23/26	653	805,750
Petroleos del Peru SA
4.75%, 06/19/32(d)	600	634,506
5.63%, 06/19/47(d)	1,000	1,014,850
Petroleos Mexicanos
3.50%, 01/30/23	590	597,511
4.25%, 01/15/25	215	218,752
4.50%, 01/23/26	1,045	1,053,987
4.63%, 09/21/23	350	361,063
4.88%, 01/18/24	1,000	1,034,000
5.35%, 02/12/28	2,049	2,045,168
5.50%, 06/27/44	525	426,200
5.63%, 01/23/46	800	651,256
5.95%, 01/28/31 (Call 10/28/30)	1,739	1,711,350
6.35%, 02/12/48	1,450	1,235,197
6.38%, 01/23/45	876	756,128
6.49%, 01/23/27 (Call 11/23/26)	1,200	1,276,932
6.50%, 03/13/27	2,285	2,435,810
6.50%, 01/23/29	700	728,854
6.50%, 06/02/41	835	754,790
6.63%, 06/15/35	1,080	1,044,554
6.75%, 09/21/47	2,825	2,486,819
6.84%, 01/23/30 (Call 10/23/29)	2,205	2,303,762
6.88%, 10/16/25 (Call 09/16/25)(b)	600	656,238
6.88%, 08/04/26	1,400	1,528,898
6.95%, 01/28/60 (Call 07/28/59)	1,814	1,606,025
7.69%, 01/23/50 (Call 07/23/49)	3,943	3,767,418
Petroliam Nasional Bhd, 7.63%, 10/15/26(d)	415	529,806
Petron Corp., 5.95%, (Call 04/19/26)(a)(d)(g)	400	414,300

Security	Par (000)	Value

Oil & Gas (continued)
Petronas Capital Ltd.
3.40%, 04/28/61 (Call 10/28/60)(d)	$1,400	$1,448,832
3.50%, 03/18/25(d)	600	638,580
3.50%, 04/21/30 (Call 01/21/30)(d)	2,100	2,267,370
4.50%, 03/18/45(d)	300	367,734
4.55%, 04/21/50 (Call 10/21/49)(d)	1,050	1,320,711
4.80%, 04/21/60 (Call 10/21/59)(d)	400	534,980
Phillips 66
0.90%, 02/15/24 (Call 11/19/21)	383	381,690
1.30%, 02/15/26 (Call 01/15/26)	416	409,706
2.15%, 12/15/30 (Call 09/15/30)	407	393,561
3.70%, 04/06/23	330	343,844
3.85%, 04/09/25 (Call 03/09/25)	830	894,864
3.90%, 03/15/28 (Call 12/15/27)	491	541,627
4.65%, 11/15/34 (Call 05/15/34)	517	609,920
4.88%, 11/15/44 (Call 05/15/44)	1,191	1,500,196
5.88%, 05/01/42	264	363,589
Pioneer Natural Resources Co.
0.55%, 05/15/23	25	24,920
1.13%, 01/15/26 (Call 12/15/25)	80	78,354
1.90%, 08/15/30 (Call 05/15/30)	995	946,573
2.15%, 01/15/31 (Call 10/15/30)	337	325,680
4.45%, 01/15/26 (Call 10/15/25)	215	237,599
Precision Drilling Corp.
6.88%, 01/15/29 (Call 01/15/25)(b)	200	207,192
7.13%, 01/15/26 (Call 11/15/21)(b)	175	180,028
PTTEP Treasury Center Co. Ltd.
2.59%, 06/10/27 (Call 04/10/27)(d)	200	204,762
3.90%, 12/06/59(d)	200	210,486
Puma International Financing SA
5.00%, 01/24/26 (Call 01/24/22)(b)	1,193	1,200,814
5.13%, 10/06/24 (Call 10/06/22)(b)	200	201,484
Qatar Petroleum
1.38%, 09/12/26 (Call 08/12/26)(b)	1,000	987,260
2.25%, 07/12/31 (Call 04/12/31)(b)	1,600	1,575,568
3.13%, 07/12/41 (Call 01/12/41)(d)	200	203,016
3.13%, 07/12/41 (Call 01/12/41)(b)	1,600	1,624,128
3.30%, 07/12/51 (Call 01/12/51)(b)	1,800	1,845,648
3.30%, 07/12/51 (Call 01/12/51)(d)	200	205,072
Raizen Fuels Finance SA, 5.30%, 01/20/27(d)	200	219,444
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)	385	402,363
5.00%, 03/15/23 (Call 12/15/22)	250	256,950
8.25%, 01/15/29 (Call 01/15/24)(b)	320	360,202
9.25%, 02/01/26 (Call 02/01/22)	390	422,292
Ras Laffan Liquefied Natural Gas Co. Ltd. 3, 5.84%, 09/30/27(b)	481	546,474
Reliance Industries Ltd.
3.67%, 11/30/27(d)	600	644,022
4.13%, 01/28/25(c)(d)	650	697,872
4.88%, 02/10/45(d)	250	313,403
Rockcliff Energy II LLC, 5.50%, 10/15/29 (Call 10/15/24)(b)	305	313,918
SA Global Sukuk Ltd.
0.95%, 06/17/24 (Call 05/17/24)(d)	600	593,676
1.60%, 06/17/26 (Call 05/17/26)(d)	1,000	987,250
2.69%, 06/17/31 (Call 03/17/31)(d)	600	601,512
Saka Energi Indonesia PT, 4.45%, 05/05/24(d)	400	388,580

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Santos Finance Ltd.
3.65%, 04/29/31 (Call 01/29/31)(b)	$10	$10,174
5.25%, 03/13/29 (Call 12/13/28)(d)	200	223,170
Saudi Arabian Oil Co.
1.25%, 11/24/23 (Call 10/24/23)(d)	200	200,772
1.63%, 11/24/25 (Call 10/24/25)(d)	1,200	1,194,288
2.25%, 11/24/30 (Call 08/24/30)(d)	1,200	1,164,756
2.88%, 04/16/24(d)	800	831,320
3.25%, 11/24/50 (Call 05/24/50)(d)	2,000	1,925,940
3.50%, 04/16/29(d)	1,200	1,281,600
3.50%, 11/24/70 (Call 05/24/70)(d)	1,000	953,880
4.25%, 04/16/39(d)	1,200	1,349,772
4.38%, 04/16/49(d)	1,500	1,730,670
SEPLAT Energy PLC, 7.75%, 04/01/26 (Call 04/01/23)(d)	400	412,584
Shelf Drilling Holdings Ltd., 8.25%, 02/15/25(d)	205	158,420
Shell International Finance BV
0.38%, 09/15/23	406	404,863
2.00%, 11/07/24 (Call 10/07/24)	834	858,837
2.25%, 01/06/23	285	290,919
2.38%, 04/06/25 (Call 03/06/25)	695	721,445
2.38%, 11/07/29 (Call 08/07/29)	692	711,418
2.50%, 09/12/26	511	537,041
2.75%, 04/06/30 (Call 01/06/30)	528	556,734
2.88%, 05/10/26	1,130	1,204,264
3.13%, 11/07/49 (Call 05/07/49)	752	800,865
3.25%, 05/11/25	1,115	1,192,849
3.25%, 04/06/50 (Call 10/06/49)	898	984,424
3.40%, 08/12/23	365	383,130
3.50%, 11/13/23 (Call 10/13/23)	575	607,338
3.63%, 08/21/42	480	535,421
3.75%, 09/12/46	739	858,947
3.88%, 11/13/28 (Call 08/23/28)	635	715,816
4.00%, 05/10/46	1,271	1,524,819
4.13%, 05/11/35	1,022	1,207,565
4.38%, 05/11/45	1,154	1,444,404
4.55%, 08/12/43	771	976,525
5.50%, 03/25/40	603	834,196
6.38%, 12/15/38	973	1,440,984
Sinopec Capital 2013 Ltd.
3.13%, 04/24/23(d)	400	411,816
4.25%, 04/24/43(d)	450	523,660
Sinopec Group Development Ltd., 3.10%, 01/08/51(d)	800	788,928
Sinopec Group Overseas Development 2013 Ltd.
4.38%, 10/17/23(d)	400	425,856
5.38%, 10/17/43(d)	600	805,056
Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/24(d)	400	431,168
Sinopec Group Overseas Development 2015 Ltd.
3.25%, 04/28/25(d)	600	633,150
4.10%, 04/28/45(d)	200	230,030
Sinopec Group Overseas Development 2016 Ltd.
2.75%, 09/29/26(d)	600	627,096
3.50%, 05/03/26(d)	200	215,170
Sinopec Group Overseas Development 2017 Ltd.
3.25%, 09/13/27(d)	225	240,037
3.63%, 04/12/27(d)	200	216,430
4.25%, 04/12/47(d)	200	236,924
Sinopec Group Overseas Development 2018 Ltd.
1.45%, 01/08/26(d)	800	790,400

Security	Par (000)	Value

Oil & Gas (continued)
2.15%, 05/13/25 (Call 04/13/25)(d)	$700	$712,712
2.30%, 01/08/31(d)	1,400	1,377,614
2.50%, 08/08/24(d)	200	207,074
2.50%, 11/12/24(d)	600	623,142
2.70%, 05/13/30 (Call 02/13/30)(d)	1,300	1,327,781
2.95%, 08/08/29 (Call 05/08/29)(d)	400	415,776
2.95%, 11/12/29 (Call 08/12/29)(d)	465	483,563
3.35%, 05/13/50(d)	200	206,516
3.44%, 11/12/49(d)	200	209,364
3.68%, 08/08/49 (Call 02/08/49)(d)	200	218,484
3.75%, 09/12/23(d)	400	420,068
4.13%, 09/12/25(c)(d)	600	655,260
4.25%, 09/12/28(c)(d)	400	452,256
4.60%, 09/12/48(d)	200	251,072
SM Energy Co.
5.63%, 06/01/25 (Call 06/01/22)	275	275,822
6.50%, 07/15/28 (Call 07/15/24)(c)	100	104,991
6.63%, 01/15/27 (Call 01/15/22)	210	216,949
6.75%, 09/15/26 (Call 09/15/22)	200	205,522
10.00%, 01/15/25 (Call 06/17/22)(b)	304	338,200
Southwestern Energy Co.
5.38%, 02/01/29 (Call 02/01/24)(b)	355	373,755
5.38%, 03/15/30 (Call 03/15/25)	590	622,580
6.45%, 01/23/25 (Call 10/23/24)	345	375,960
7.75%, 10/01/27 (Call 10/01/22)	224	240,800
8.38%, 09/15/28 (Call 09/15/23)	195	217,519
Strathcona Resources Ltd., 6.88%, 08/01/26 (Call 08/01/23)(b)	275	273,397
Suncor Energy Inc.
2.80%, 05/15/23	722	743,696
3.10%, 05/15/25 (Call 04/15/25)	124	130,927
3.75%, 03/04/51 (Call 09/04/50)	456	497,847
4.00%, 11/15/47 (Call 05/15/47)	501	564,101
5.35%, 07/15/33	75	91,751
5.95%, 12/01/34	229	296,873
5.95%, 05/15/35	21	27,374
6.50%, 06/15/38	484	672,484
6.80%, 05/15/38	845	1,201,489
6.85%, 06/01/39	360	521,615
7.15%, 02/01/32	210	287,786
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29 (Call 05/15/24)	395	400,566
4.50%, 04/30/30 (Call 04/30/25)(b)	403	406,514
5.88%, 03/15/28 (Call 03/15/23)	275	290,802
6.00%, 04/15/27 (Call 04/15/22)	280	293,367
Talos Production Inc., 12.00%, 01/15/26 (Call 01/15/23)	325	353,077
Tap Rock Resources LLC, 7.00%, 10/01/26 (Call 10/01/23)(b)	250	257,405
Tecpetrol SA, 4.88%, 12/12/22 (Call 12/12/21)(d)	90	89,936
Teine Energy Ltd., 6.88%, 04/15/29 (Call 04/15/24)(b)	200	204,006
Tengizchevroil Finance Co. International Ltd.
2.63%, 08/15/25 (Call 05/15/25)(d)	1,000	1,015,970
3.25%, 08/15/30 (Call 02/15/30)(d)	900	902,691
4.00%, 08/15/26(d)	400	428,500
Thaioil Treasury Center Co. Ltd.
2.50%, 06/18/30(d)	1,600	1,503,648
3.50%, 10/17/49(d)	200	177,930
3.75%, 06/18/50(d)	200	186,148
5.38%, 11/20/48(c)(d)	200	229,268

96	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Tosco Corp., 8.13%, 02/15/30	$110	$155,958
TotalEnergies Capital Canada Ltd., 2.75%, 07/15/23	625	648,069
TotalEnergies Capital International SA
2.43%, 01/10/25 (Call 10/10/24)	856	887,663
2.70%, 01/25/23	474	486,556
2.83%, 01/10/30 (Call 10/10/29)	1,030	1,093,757
2.99%, 06/29/41 (Call 12/29/40)	511	525,410
3.13%, 05/29/50 (Call 11/29/49)	722	757,421
3.39%, 06/29/60 (Call 12/29/59)	338	367,227
3.46%, 02/19/29 (Call 11/19/28)	975	1,074,362
3.46%, 07/12/49 (Call 01/12/49)	391	432,579
3.70%, 01/15/24	733	779,201
3.75%, 04/10/24	1,133	1,213,194
TotalEnergies Capital SA, 3.88%, 10/11/28	1,226	1,387,329
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/22)(b)	255	250,482
Transocean Inc.
6.80%, 03/15/38(c)	300	179,652
7.25%, 11/01/25 (Call 11/01/21)(b)	210	173,158
7.50%, 01/15/26 (Call 01/15/22)(b)	275	221,675
7.50%, 04/15/31	200	129,794
8.00%, 02/01/27 (Call 02/01/23)(b)	300	229,374
9.35%, 12/15/41(c)	100	67,603
11.50%, 01/30/27 (Call 07/30/23)(b)	549	566,024
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 08/01/22)(b)(c)	275	275,156
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 02/01/22)(b)	255	254,980
Transocean Sentry Ltd., 5.38%, 05/15/23 (Call 05/16/22)(b)	184	180,554
Trinidad Petroleum Holdings Ltd., 9.75%, 06/15/26 (Call 06/28/22)(d)	200	222,726
Tullow Oil PLC
7.00%, 03/01/25 (Call 03/01/22)(d)	200	175,252
10.25%, 05/15/26 (Call 05/06/23)(b)	860	904,066
10.25%, 05/15/26 (Call 05/15/23)(d)	200	210,248
Turkiye Petrol Rafinerileri AS, 4.50%, 10/18/24 (Call 07/18/24)(d)	400	396,856
Ultrapar International SA
5.25%, 10/06/26(d)	400	426,236
5.25%, 06/06/29(d)	400	413,828
Valero Energy Corp.
1.20%, 03/15/24	502	502,783
2.15%, 09/15/27 (Call 07/15/27)	501	502,052
2.70%, 04/15/23	472	485,065
2.85%, 04/15/25 (Call 03/15/25)	790	826,356
3.40%, 09/15/26 (Call 06/15/26)	1,099	1,175,205
3.65%, 03/15/25	175	188,050
4.00%, 04/01/29 (Call 01/01/29)	749	822,035
4.35%, 06/01/28 (Call 03/01/28)	315	352,920
4.90%, 03/15/45(c)	573	712,147
6.63%, 06/15/37	633	865,279
7.50%, 04/15/32	350	486,139
Vantage Drilling International, 9.25%, 11/15/23 (Call 05/15/22)(b)	163	149,094
Vermilion Energy Inc., 5.63%, 03/15/25 (Call 03/15/22)(b)	87	87,546
Vine Energy Holdings LLC, 6.75%, 04/15/29 (Call 04/15/24)(b)	450	483,862

Security	Par (000)	Value

Oil & Gas (continued)
Viper Energy Partners LP, 5.38%, 11/01/27 (Call 11/01/22)(b)	$255	$265,797
W&T Offshore Inc., 9.75%, 11/01/23 (Call 11/01/21)(b)	275	267,682
Woodside Finance Ltd.
3.65%, 03/05/25 (Call 12/05/24)(b)	155	163,770
3.70%, 09/15/26 (Call 06/15/26)(b)	145	155,566
4.50%, 03/04/29 (Call 12/04/28)(b)	738	825,254
WPX Energy Inc., 4.50%, 01/15/30 (Call 01/15/25)	10	10,741
YPF SA
6.95%, 07/21/27(d)	298	216,303
7.00%, 12/15/47 (Call 06/15/47)(d)	800	520,536
8.50%, 07/28/25(d)	201	161,411
8.75%, 04/04/24(d)	850	767,057

		371,717,821

Oil & Gas Services — 0.1%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/28 (Call 04/01/23)(b)	395	410,373
6.88%, 04/01/27 (Call 04/01/22)(b)	350	364,613
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc.
3.14%, 11/07/29 (Call 08/07/29)	237	251,945
3.34%, 12/15/27 (Call 09/15/27)	473	510,220
4.08%, 12/15/47 (Call 06/15/47)	822	940,965
4.49%, 05/01/30 (Call 02/01/30)	116	134,186
Baker Hughes Holdings LLC, 5.13%, 09/15/40	773	984,702
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc., 2.77%, 12/15/22 (Call 11/15/22)	435	444,748
Bristow Group Inc., 6.88%, 03/01/28 (Call 03/01/24)(b)	245	254,207
CGG SA, 8.75%, 04/01/27 (Call 04/01/24)(b)	200	197,702
COSL Singapore Capital Ltd.
2.50%, 06/24/30 (Call 03/24/30)(d)	800	765,672
4.50%, 07/30/25(d)	200	216,376
CSI Compressco LP/CSI Compressco Finance Inc., 7.50%, 04/01/25 (Call 04/01/22)(b)	165	163,367
Exterran Energy Solutions LP/EES Finance Corp., 8.13%, 05/01/25 (Call 05/01/22)	175	169,549
Halliburton Co.
2.92%, 03/01/30 (Call 12/01/29)	549	567,293
3.50%, 08/01/23 (Call 05/01/23)	327	340,662
3.80%, 11/15/25 (Call 08/15/25)	533	580,656
4.50%, 11/15/41 (Call 05/15/41)	120	135,152
4.75%, 08/01/43 (Call 02/01/43)	719	845,630
4.85%, 11/15/35 (Call 05/15/35)	942	1,119,812
5.00%, 11/15/45 (Call 05/15/45)	685	850,640
6.70%, 09/15/38	643	894,432
7.45%, 09/15/39	309	459,925
KCA Deutag UK Finance PLC, 9.88%, 12/01/25 (Call 12/01/22)(b)	250	272,283
KLX Energy Services Holdings Inc., 11.50%, 11/01/25 (Call 11/01/21)(b)	125	72,061
NOV Inc.
3.60%, 12/01/29 (Call 09/01/29)	198	208,607
3.95%, 12/01/42 (Call 06/01/42)	465	462,233
Oceaneering International Inc.
4.65%, 11/15/24 (Call 09/30/24)	200	207,876
6.00%, 02/01/28 (Call 11/01/27)	150	154,256
Schlumberger Finance Canada Ltd.
1.40%, 09/17/25 (Call 08/17/25)	325	325,767
2.65%, 11/20/22 (Call 10/20/22)(b)	340	346,810

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas Services (continued)
Schlumberger Holdings Corp.
3.75%, 05/01/24 (Call 04/01/24)(b)	$730	$774,201
3.90%, 05/17/28 (Call 02/17/28)(b)	507	556,123
4.00%, 12/21/25 (Call 09/21/25)(b)	647	705,424
4.30%, 05/01/29 (Call 02/01/29)(b)	720	809,906
Schlumberger Investment SA
2.65%, 06/26/30 (Call 03/26/30)	455	466,766
3.65%, 12/01/23 (Call 09/01/23)	256	269,714
TechnipFMC PLC, 6.50%, 02/01/26 (Call 02/01/23)(b)	480	512,563
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24 (Call 10/15/22)(b)	213	216,285
Transocean Proteus Ltd., 6.25%, 12/01/24 (Call 12/01/21)(b)	165	166,642
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 04/01/22)	365	377,103
6.88%, 09/01/27 (Call 09/01/22)	335	347,418
Weatherford International Ltd.
6.50%, 09/15/28 (Call 09/15/24)(b)	35	36,958
8.63%, 04/30/30 (Call 10/30/24)(b)	690	709,769
11.00%, 12/01/24 (Call 12/01/21)(b)(c)	856	892,380
Welltec International ApS, 8.25%, 10/15/26 (Call 10/15/23)(b)	200	205,816

		20,699,788

Packaging & Containers — 0.2%
Amcor Finance USA Inc.
3.63%, 04/28/26 (Call 01/28/26)	53	57,219
4.50%, 05/15/28 (Call 02/15/28)	105	119,795
Amcor Flexibles North America Inc.
2.63%, 06/19/30 (Call 03/19/30)	801	812,270
2.69%, 05/25/31 (Call 02/25/31)	495	502,732
ARD Finance SA, 6.50%, 06/30/27 (Call 11/15/22), (7.25% PIK)(b)(f)	600	628,434
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.25%, 09/01/28 (Call 05/15/24)(b)	295	288,846
4.00%, 09/01/29 (Call 05/15/24)(b)	600	597,384
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 08/15/26 (Call 08/15/22)(b)	603	615,211
5.25%, 04/30/25 (Call 04/30/22)(b)	300	311,265
5.25%, 08/15/27 (Call 08/15/22)(b)	900	898,871
Ball Corp.
2.88%, 08/15/30 (Call 05/15/30)	650	624,513
3.13%, 09/15/31 (Call 06/15/31)	430	418,399
4.00%, 11/15/23	480	504,806
4.88%, 03/15/26 (Call 12/15/25)	350	383,901
5.25%, 07/01/25	575	641,177
Berry Global Inc.
0.95%, 02/15/24 (Call 01/15/24)	368	366,016
1.57%, 01/15/26 (Call 12/15/25)	727	719,505
1.65%, 01/15/27 (Call 12/15/26)	342	334,804
4.50%, 02/15/26 (Call 02/15/22)(b)	154	156,446
4.88%, 07/15/26 (Call 07/15/22)(b)	415	434,787
5.63%, 07/15/27 (Call 07/15/22)(b)	295	308,794
Cascades Inc./Cascades USA Inc.
5.13%, 01/15/26 (Call 01/15/23)(b)	100	105,778
5.38%, 01/15/28 (Call 01/15/23)(b)	280	292,886
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)	197	210,059

Security	Par (000)	Value

Packaging & Containers (continued)
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 02/01/22)	$434	$447,619
Crown Cork & Seal Co. Inc., 7.38%, 12/15/26	170	208,972
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 01/15/22)(b)	226	227,916
7.88%, 07/15/26 (Call 07/15/22)(b)	150	156,839
Graham Packaging Co. Inc., 7.13%, 08/15/28 (Call 08/15/23)(b)	260	267,488
Graphic Packaging International LLC
3.50%, 03/15/28(b)	275	277,126
3.50%, 03/01/29 (Call 09/01/28)(b)	170	168,917
4.13%, 08/15/24 (Call 05/15/24)	51	53,988
4.75%, 07/15/27 (Call 04/15/27)(b)	110	119,062
4.88%, 11/15/22 (Call 08/15/22)	275	283,123
Greif Inc., 6.50%, 03/01/27 (Call 03/01/22)(b)	90	93,799
Intelligent Packaging Ltd. Finco Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28 (Call 09/15/22)(b)	335	344,936
Intertape Polymer Group Inc., 4.38%, 06/15/29 (Call 06/15/24)(b)	200	201,218
Klabin Austria GmbH
3.20%, 01/12/31 (Call 10/12/30)(d)	600	551,652
5.75%, 04/03/29 (Call 01/03/29)(d)	400	435,776
7.00%, 04/03/49 (Call 10/03/48)(d)	200	231,076
LABL Inc.
5.88%, 11/01/28 (Call 11/01/24)(b)(c)	230	231,849
6.75%, 07/15/26 (Call 07/15/22)(b)	200	207,264
8.25%, 11/01/29 (Call 11/01/24)(b)	225	221,137
10.50%, 07/15/27 (Call 07/15/22)(b)	295	312,694
Matthews International Corp., 5.25%, 12/01/25 (Call 12/01/21)(b)	41	42,137
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/24 (Call 04/15/22)(b)	593	593,611
7.25%, 04/15/25 (Call 04/15/22)(b)	685	663,724
Owens-Brockway Glass Container Inc.
5.38%, 01/15/25(b)	150	158,958
5.88%, 08/15/23(b)	350	368,718
6.38%, 08/15/25(b)	150	164,638
6.63%, 05/13/27 (Call 05/15/23)(b)	355	379,108
Packaging Corp. of America
3.00%, 12/15/29 (Call 09/15/29)	263	276,836
3.05%, 10/01/51 (Call 04/01/51)	185	187,462
3.40%, 12/15/27 (Call 09/15/27)	424	461,181
3.65%, 09/15/24 (Call 06/15/24)	205	218,960
4.05%, 12/15/49 (Call 06/15/49)	170	202,013
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc., 4.38%, 10/15/28 (Call 10/15/24)(b)	240	236,978
Pactiv LLC
7.95%, 12/15/25	125	139,318
8.38%, 04/15/27	160	179,194
Plastipak Holdings Inc., 6.25%, 10/15/25 (Call 10/15/22)(b)	100	101,815
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 4.00%, 10/15/27 (Call 10/15/23)(b)	500	489,100
Sealed Air Corp.
1.57%, 10/15/26 (Call 09/15/26)(b)	25	24,584
4.00%, 12/01/27 (Call 09/01/27)(b)	170	178,624
5.13%, 12/01/24 (Call 09/01/24)(b)	75	80,827

98	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
5.25%, 04/01/23 (Call 01/01/23)(b)	$75	$78,359
5.50%, 09/15/25 (Call 06/15/25)(b)	200	220,936
6.88%, 07/15/33(b)	225	288,513
Silgan Holdings Inc.
1.40%, 04/01/26 (Call 03/01/26)(b)	95	92,604
4.13%, 02/01/28 (Call 10/01/22)	305	310,408
4.75%, 03/15/25 (Call 03/15/22)	25	25,333
Sonoco Products Co., 3.13%, 05/01/30 (Call 02/01/30)	375	395,374
Trident TPI Holdings Inc., 9.25%, 08/01/24 (Call 08/01/22)(b)	278	291,369
TriMas Corp., 4.13%, 04/15/29 (Call 04/15/24)(b)	150	153,054
Trivium Packaging Finance BV
5.50%, 08/15/26 (Call 08/15/22)(b)	700	728,273
8.50%, 08/15/27 (Call 08/15/22)(b)	400	422,120
WestRock MWV LLC
7.95%, 02/15/31	105	148,322
8.20%, 01/15/30	122	169,409
WRKCo Inc.
3.00%, 09/15/24 (Call 07/15/24)	408	428,408
3.00%, 06/15/33 (Call 03/15/33)	169	175,681
3.38%, 09/15/27 (Call 06/15/27)	125	134,471
3.75%, 03/15/25 (Call 01/15/25)	235	253,071
3.90%, 06/01/28 (Call 03/01/28)	280	309,960
4.00%, 03/15/28 (Call 12/15/27)	200	222,266
4.20%, 06/01/32 (Call 03/01/32)	247	282,528
4.65%, 03/15/26 (Call 01/15/26)	690	776,650
4.90%, 03/15/29 (Call 12/15/28)	618	724,957

		27,156,201

Pharmaceuticals — 1.5%
180 Medical Inc., 3.88%, 10/15/29 (Call 10/07/24)(b)	250	251,567
AbbVie Inc.
2.30%, 11/21/22	1,366	1,391,175
2.60%, 11/21/24 (Call 10/21/24)	2,428	2,531,239
2.85%, 05/14/23 (Call 03/14/23)	253	260,403
2.90%, 11/06/22	1,186	1,213,741
2.95%, 11/21/26 (Call 09/21/26)	1,105	1,168,195
3.20%, 11/06/22 (Call 09/06/22)	918	938,444
3.20%, 05/14/26 (Call 02/14/26)	756	805,344
3.20%, 11/21/29 (Call 08/21/29)	1,873	2,003,342
3.60%, 05/14/25 (Call 02/14/25)	1,303	1,398,705
3.75%, 11/14/23 (Call 10/14/23)	1,536	1,624,735
3.80%, 03/15/25 (Call 12/15/24)	1,048	1,128,612
3.85%, 06/15/24 (Call 03/15/24)	442	471,694
4.05%, 11/21/39 (Call 05/21/39)	1,419	1,626,912
4.25%, 11/14/28 (Call 08/14/28)	801	909,856
4.25%, 11/21/49 (Call 05/21/49)	2,624	3,161,238
4.30%, 05/14/36 (Call 11/14/35)	1,260	1,471,491
4.40%, 11/06/42	923	1,107,019
4.45%, 05/14/46 (Call 11/14/45)	990	1,207,750
4.50%, 05/14/35 (Call 11/14/34)	949	1,129,443
4.55%, 03/15/35 (Call 09/15/34)	1,205	1,434,745
4.63%, 10/01/42 (Call 04/01/42)	583	707,698
4.70%, 05/14/45 (Call 11/14/44)	1,698	2,128,290
4.75%, 03/15/45 (Call 09/15/44)	390	490,803
4.85%, 06/15/44 (Call 12/15/43)	565	711,742
4.88%, 11/14/48 (Call 05/14/48)	927	1,209,976
AdaptHealth LLC
4.63%, 08/01/29 (Call 02/01/24)(b)	270	267,411
5.13%, 03/01/30 (Call 03/01/25)(b)	295	296,670
6.13%, 08/01/28 (Call 08/01/23)(b)	190	201,516

Security	Par (000)	Value

Pharmaceuticals (continued)
AmerisourceBergen Corp.
2.70%, 03/15/31 (Call 12/15/30)	$275	$279,667
2.80%, 05/15/30 (Call 02/15/30)	222	229,046
3.25%, 03/01/25 (Call 12/01/24)	495	523,883
3.40%, 05/15/24 (Call 02/15/24)	670	705,356
3.45%, 12/15/27 (Call 09/15/27)	479	516,520
4.25%, 03/01/45 (Call 09/01/44)	110	129,013
4.30%, 12/15/47 (Call 06/15/47)	594	700,645
Astrazeneca Finance LLC
0.70%, 05/28/24 (Call 05/28/22)	10	9,997
1.20%, 05/28/26 (Call 04/28/26)	260	257,785
1.75%, 05/28/28 (Call 03/28/28)	620	617,725
2.25%, 05/28/31 (Call 02/28/31)	229	231,915
AstraZeneca PLC
0.70%, 04/08/26 (Call 03/08/26)	855	829,316
1.38%, 08/06/30 (Call 05/06/30)	857	811,056
2.13%, 08/06/50 (Call 02/06/50)	495	440,961
3.00%, 05/28/51 (Call 11/28/50)	585	618,702
3.13%, 06/12/27 (Call 03/12/27)	265	285,021
3.38%, 11/16/25	664	718,063
3.50%, 08/17/23 (Call 07/17/23)	432	452,974
4.00%, 01/17/29 (Call 10/17/28)	884	1,005,691
4.00%, 09/18/42	630	758,211
4.38%, 11/16/45	599	772,285
4.38%, 08/17/48 (Call 02/17/48)	568	739,962
6.45%, 09/15/37	547	814,472
Bausch Health Americas Inc.
8.50%, 01/31/27 (Call 07/31/22)(b)	875	931,114
9.25%, 04/01/26 (Call 04/01/22)(b)	675	718,200
Bausch Health Companies Inc.
4.88%, 06/01/28 (Call 06/01/24)(b)	780	803,189
5.00%, 01/30/28 (Call 01/30/23)(b)	680	629,619
5.00%, 02/15/29 (Call 02/15/24)(b)	500	458,625
5.25%, 01/30/30 (Call 01/30/25)(b)	620	560,238
5.25%, 02/15/31 (Call 02/15/26)(b)	545	490,691
5.50%, 11/01/25 (Call 11/01/21)(b)	730	742,498
5.75%, 08/15/27 (Call 08/15/22)(b)	310	324,688
6.13%, 04/15/25 (Call 04/15/22)(b)	1,081	1,101,788
6.25%, 02/15/29 (Call 02/15/24)(b)	830	804,054
7.00%, 01/15/28 (Call 01/15/23)(b)	435	440,925
7.25%, 05/30/29 (Call 05/30/24)(b)	400	405,568
9.00%, 12/15/25 (Call 12/15/21)(b)	750	787,110
Bayer Corp., 6.65%, 02/15/28(b)	350	430,384
Bayer U.S. Finance II LLC
3.38%, 07/15/24 (Call 04/15/24)(b)	879	922,431
3.88%, 12/15/23 (Call 11/15/23)(b)	1,695	1,789,818
3.95%, 04/15/45 (Call 10/15/44)(b)	105	113,049
4.20%, 07/15/34 (Call 01/15/34)(b)	525	590,231
4.25%, 12/15/25 (Call 10/15/25)(b)	752	824,297
4.38%, 12/15/28 (Call 09/15/28)(b)	817	920,555
4.40%, 07/15/44 (Call 01/15/44)(b)	804	917,895
4.63%, 06/25/38 (Call 12/25/37)(b)	375	443,325
4.70%, 07/15/64 (Call 01/15/64)(b)	311	369,412
4.88%, 06/25/48 (Call 12/25/47)(b)	415	520,605
5.50%, 07/30/35(b)	55	67,435
Bayer U.S. Finance LLC, 3.38%, 10/08/24(b)	280	295,879
Becton Dickinson and Co.
1.96%, 02/11/31 (Call 11/11/30)	1,020	988,370
2.82%, 05/20/30 (Call 02/20/30)	335	348,289
3.36%, 06/06/24 (Call 04/06/24)	407	429,141

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
3.70%, 06/06/27 (Call 03/06/27)	$726	$792,502
3.73%, 12/15/24 (Call 09/15/24)	168	180,335
3.79%, 05/20/50 (Call 11/20/49)	602	684,679
4.67%, 06/06/47 (Call 12/06/46)	665	844,969
4.69%, 12/15/44 (Call 06/15/44)	350	436,982
Bristol-Myers Squibb Co.
0.54%, 11/13/23 (Call 11/13/21)	725	724,217
0.75%, 11/13/25 (Call 10/13/25)	531	520,704
1.13%, 11/13/27 (Call 09/13/27)	325	316,105
1.45%, 11/13/30 (Call 08/13/30)	885	844,706
2.35%, 11/13/40 (Call 05/13/40)	600	570,372
2.55%, 11/13/50 (Call 05/13/50)	758	724,095
2.75%, 02/15/23 (Call 01/15/23)	590	606,095
2.90%, 07/26/24 (Call 06/26/24)	806	848,210
3.20%, 06/15/26 (Call 04/15/26)	755	815,491
3.25%, 02/20/23 (Call 01/20/23)	383	396,007
3.25%, 11/01/23	265	278,873
3.25%, 02/27/27	345	375,194
3.25%, 08/01/42	453	493,081
3.40%, 07/26/29 (Call 04/26/29)	1,339	1,472,244
3.45%, 11/15/27 (Call 08/15/27)	1,062	1,165,141
3.63%, 05/15/24 (Call 02/15/24)	300	319,080
3.88%, 08/15/25 (Call 05/15/25)	351	383,022
3.90%, 02/20/28 (Call 11/20/27)	930	1,045,459
4.13%, 06/15/39 (Call 12/15/38)	1,115	1,332,782
4.25%, 10/26/49 (Call 04/26/49)	1,156	1,454,109
4.35%, 11/15/47 (Call 05/15/47)	493	623,660
4.50%, 03/01/44 (Call 09/01/43)	210	264,266
4.55%, 02/20/48 (Call 08/20/47)	737	960,886
4.63%, 05/15/44 (Call 11/15/43)	145	186,361
5.00%, 08/15/45 (Call 02/15/45)	433	589,555
Cardinal Health Inc.
3.08%, 06/15/24 (Call 04/15/24)	1,001	1,049,849
3.41%, 06/15/27 (Call 03/15/27)	802	865,526
3.75%, 09/15/25 (Call 06/15/25)	929	1,003,729
4.37%, 06/15/47 (Call 12/15/46)	174	198,457
4.50%, 11/15/44 (Call 05/15/44)	86	97,667
4.60%, 03/15/43	335	390,670
4.90%, 09/15/45 (Call 03/15/45)	428	520,880
Series 2016-CD2, 3.50%, 11/15/24 (Call 08/15/24)	445	473,217
Series 2021-4, 3.20%, 03/15/23	25	25,843
Cheplapharm Arzneimittel GmbH, 5.50%, 01/15/28 (Call 01/15/24)(b)	400	412,188
Cigna Corp.
0.61%, 03/15/24 (Call 03/15/22)	635	630,187
1.25%, 03/15/26 (Call 02/15/26)	285	281,879
2.38%, 03/15/31 (Call 12/15/30)	940	941,955
2.40%, 03/15/30 (Call 12/15/29)	643	649,263
3.00%, 07/15/23 (Call 05/16/23)	495	512,013
3.05%, 11/30/22 (Call 10/31/22)	60	61,517
3.05%, 10/15/27 (Call 07/15/27)	1,007	1,073,623
3.20%, 03/15/40 (Call 09/15/39)	230	236,879
3.25%, 04/15/25 (Call 01/15/25)	440	466,594
3.40%, 03/01/27 (Call 12/01/26)	453	487,691
3.40%, 03/15/50 (Call 09/15/49)	1,120	1,181,264
3.40%, 03/15/51 (Call 09/15/50)	701	740,410
3.50%, 06/15/24 (Call 03/17/24)	415	439,904
3.75%, 07/15/23 (Call 06/15/23)	639	670,976
3.88%, 10/15/47 (Call 04/15/47)	272	304,784
4.13%, 11/15/25 (Call 09/15/25)	1,026	1,128,651

Security	Par (000)	Value

Pharmaceuticals (continued)
4.38%, 10/15/28 (Call 07/15/28)	$1,170	$1,341,077
4.50%, 02/25/26 (Call 11/27/25)	535	595,728
4.80%, 08/15/38 (Call 02/15/38)	955	1,175,576
4.80%, 07/15/46 (Call 01/16/46)	685	865,915
4.90%, 12/15/48 (Call 06/15/48)	1,017	1,318,846
6.13%, 11/15/41	385	547,100
CVS Health Corp.
1.30%, 08/21/27 (Call 06/21/27)	2,455	2,379,852
1.75%, 08/21/30 (Call 05/21/30)	1,234	1,174,447
1.88%, 02/28/31 (Call 11/28/30)	2,185	2,091,635
2.13%, 09/15/31 (Call 06/15/31)	495	482,759
2.63%, 08/15/24 (Call 07/15/24)	849	883,639
2.70%, 08/21/40 (Call 02/21/40)	1,226	1,175,636
2.75%, 12/01/22 (Call 09/01/22)	1,161	1,182,142
2.88%, 06/01/26 (Call 03/01/26)	751	790,367
3.00%, 08/15/26 (Call 06/15/26)	485	514,755
3.25%, 08/15/29 (Call 05/15/29)	905	966,685
3.38%, 08/12/24 (Call 05/12/24)	576	609,817
3.63%, 04/01/27 (Call 02/01/27)	252	274,718
3.70%, 03/09/23 (Call 02/09/23)	411	427,054
3.75%, 04/01/30 (Call 01/01/30)	655	721,784
3.88%, 07/20/25 (Call 04/20/25)	1,443	1,566,521
4.00%, 12/05/23 (Call 09/05/23)	110	116,518
4.10%, 03/25/25 (Call 01/25/25)	137	149,055
4.13%, 04/01/40 (Call 10/01/39)	624	716,102
4.25%, 04/01/50 (Call 10/01/49)	699	844,748
4.30%, 03/25/28 (Call 12/25/27)	739	837,472
4.75%, 12/01/22 (Call 09/01/22)	395	408,545
4.78%, 03/25/38 (Call 09/25/37)	2,312	2,831,645
4.88%, 07/20/35 (Call 01/20/35)	977	1,174,530
5.05%, 03/25/48 (Call 09/25/47)	2,769	3,642,232
5.13%, 07/20/45 (Call 01/20/45)	689	903,803
5.30%, 12/05/43 (Call 06/05/43)	601	792,719
6.13%, 09/15/39	261	362,349
6.25%, 06/01/27	439	535,699
Elanco Animal Health Inc.
5.27%, 08/28/23 (Call 07/28/23)	270	287,577
5.90%, 08/28/28 (Call 05/28/28)	355	414,679
Eli Lilly & Co.
2.25%, 05/15/50 (Call 11/15/49)	455	421,203
2.50%, 09/15/60 (Call 03/15/60)	692	653,366
2.75%, 06/01/25 (Call 03/01/25)	405	425,922
3.10%, 05/15/27 (Call 02/15/27)	1,475	1,579,931
3.38%, 03/15/29 (Call 12/15/28)	297	327,437
EMD Finance LLC, 3.25%, 03/19/25 (Call 12/19/24)(b)	630	667,649
Endo Dac/Endo Finance LLC/Endo Finco Inc.
5.88%, 10/15/24 (Call 04/15/22)(b)	200	194,210
6.00%, 06/30/28 (Call 06/30/23)(b)	596	414,876
9.50%, 07/31/27 (Call 07/31/23)(b)(c)	440	436,894
Endo Luxembourg Finance Co. I Sarl/Endo U.S. Inc., 6.13%, 04/01/29 (Call 04/01/24)(b)	635	625,431
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	510	526,004
3.38%, 05/15/23	751	783,586
3.63%, 05/15/25	293	317,445
3.88%, 05/15/28	465	524,418
4.20%, 03/18/43	234	287,067
5.38%, 04/15/34	360	475,182
6.38%, 05/15/38	1,661	2,462,283

100	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
GlaxoSmithKline Capital PLC
0.53%, 10/01/23 (Call 10/01/22)	$765	$763,960
3.00%, 06/01/24 (Call 05/01/24)	521	548,311
3.38%, 06/01/29 (Call 03/01/29)	475	520,253
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 09/01/22)(b)	310	332,906
HLF Financing Sarl LLC/Herbalife International Inc., 4.88%, 06/01/29 (Call 06/01/24)(b)	320	322,547
Horizon Therapeutics USA Inc., 5.50%, 08/01/27 (Call 08/01/22)(b)	400	423,288
Jazz Securities DAC, 4.38%, 01/15/29 (Call 07/15/24)(b)	750	771,525
Johnson & Johnson
0.55%, 09/01/25 (Call 08/01/25)	710	697,113
0.95%, 09/01/27 (Call 07/01/27)	418	404,699
1.30%, 09/01/30 (Call 06/01/30)	328	314,276
2.05%, 03/01/23 (Call 01/01/23)	151	153,839
2.10%, 09/01/40 (Call 03/01/40)	370	351,104
2.25%, 09/01/50 (Call 03/01/50)	648	619,786
2.45%, 03/01/26 (Call 12/01/25)	516	541,650
2.45%, 09/01/60 (Call 03/01/60)	705	679,690
2.63%, 01/15/25 (Call 11/15/24)	429	450,227
2.90%, 01/15/28 (Call 10/15/27)	549	590,197
2.95%, 03/03/27 (Call 12/03/26)	588	632,406
3.38%, 12/05/23	490	518,969
3.40%, 01/15/38 (Call 07/15/37)	420	475,285
3.50%, 01/15/48 (Call 07/15/47)	326	383,112
3.55%, 03/01/36 (Call 09/01/35)	356	408,357
3.63%, 03/03/37 (Call 09/03/36)	761	883,551
3.70%, 03/01/46 (Call 09/01/45)	1,201	1,439,507
3.75%, 03/03/47 (Call 09/03/46)	460	557,552
4.38%, 12/05/33 (Call 06/05/33)	458	561,884
4.50%, 09/01/40	215	277,608
4.50%, 12/05/43 (Call 06/05/43)	315	407,352
4.85%, 05/15/41	155	206,629
4.95%, 05/15/33	72	92,762
5.85%, 07/15/38	276	402,207
5.95%, 08/15/37	1,097	1,592,844
Lannett Co. Inc., 7.75%, 04/15/26 (Call 04/15/23)(b)	175	161,688
McKesson Corp.
0.90%, 12/03/25 (Call 11/03/25)	210	205,162
1.30%, 08/15/26 (Call 07/15/26)	800	784,632
2.70%, 12/15/22 (Call 09/15/22)	480	488,798
3.80%, 03/15/24 (Call 12/15/23)	449	476,304
3.95%, 02/16/28 (Call 11/16/27)	775	862,676
Mead Johnson Nutrition Co.
4.13%, 11/15/25 (Call 08/15/25)	654	720,813
4.60%, 06/01/44 (Call 12/01/43)	295	383,724
5.90%, 11/01/39	33	46,951
Merck & Co. Inc.
0.75%, 02/24/26 (Call 01/24/26)	820	803,223
1.45%, 06/24/30 (Call 03/24/30)	430	413,019
2.35%, 06/24/40 (Call 12/24/39)	781	747,776
2.45%, 06/24/50 (Call 12/24/49)	993	946,925
2.75%, 02/10/25 (Call 11/10/24)	1,405	1,473,817
2.80%, 05/18/23	742	767,970
2.90%, 03/07/24 (Call 02/07/24)	422	441,948
3.40%, 03/07/29 (Call 12/07/28)	766	841,053
3.60%, 09/15/42 (Call 03/15/42)	360	408,679
3.70%, 02/10/45 (Call 08/10/44)	1,349	1,565,272

Security	Par (000)	Value

Pharmaceuticals (continued)
3.90%, 03/07/39 (Call 09/07/38)	$423	$495,210
4.00%, 03/07/49 (Call 09/07/48)	299	368,796
4.15%, 05/18/43	602	734,789
6.50%, 12/01/33	435	632,925
6.55%, 09/15/37	110	164,930
Merck Sharp & Dohme Corp., 5.75%, 11/15/36	8	10,947
Mylan Inc.
3.13%, 01/15/23(b)	300	308,454
4.20%, 11/29/23 (Call 08/29/23)	60	63,471
4.55%, 04/15/28 (Call 01/15/28)	689	780,864
5.20%, 04/15/48 (Call 10/15/47)	405	503,962
5.40%, 11/29/43 (Call 05/29/43)	386	482,681
Novartis Capital Corp.
1.75%, 02/14/25 (Call 01/14/25)	229	233,573
2.00%, 02/14/27 (Call 12/14/26)	155	158,500
2.20%, 08/14/30 (Call 05/14/30)	353	360,332
2.75%, 08/14/50 (Call 02/14/50)	601	614,955
3.00%, 11/20/25 (Call 08/20/25)	496	529,485
3.10%, 05/17/27 (Call 02/17/27)	518	557,466
3.40%, 05/06/24	940	999,145
3.70%, 09/21/42	245	283,855
4.00%, 11/20/45 (Call 05/20/45)	670	821,681
4.40%, 05/06/44	1,068	1,367,275
Option Care Health Inc., 4.38%, 10/31/29 (Call 10/31/24)(b)(c)	240	242,354
Organon & Co./Organon Foreign Debt Co-Issuer BV
4.13%, 04/30/28 (Call 04/30/24)(b)	1,150	1,165,571
5.13%, 04/30/31 (Call 04/30/26)(b)	965	995,301
Owens & Minor Inc.
4.38%, 12/15/24 (Call 09/15/24)	75	79,341
4.50%, 03/31/29 (Call 03/31/24)(b)	250	251,445
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (Call 11/15/22)(b)	210	215,741
Par Pharmaceutical Inc., 7.50%, 04/01/27 (Call 04/01/22)(b)	1,116	1,125,865
Perrigo Finance Unlimited Co.
3.15%, 06/15/30 (Call 03/15/30)	365	367,752
3.90%, 12/15/24 (Call 09/15/24)	330	349,562
4.38%, 03/15/26 (Call 12/15/25)	699	747,042
4.90%, 12/15/44 (Call 06/15/44)	385	381,158
Pfizer Inc.
0.80%, 05/28/25 (Call 04/28/25)	622	615,177
1.70%, 05/28/30 (Call 02/28/30)	542	530,726
1.75%, 08/18/31 (Call 05/18/31)	545	530,100
2.55%, 05/28/40 (Call 11/28/39)	259	257,498
2.63%, 04/01/30 (Call 01/01/30)	467	490,014
2.70%, 05/28/50 (Call 11/28/49)	288	290,940
2.75%, 06/03/26	899	957,066
2.95%, 03/15/24 (Call 02/15/24)	1,165	1,222,411
3.00%, 06/15/23	400	415,732
3.00%, 12/15/26	1,058	1,142,386
3.20%, 09/15/23 (Call 08/15/23)	955	999,484
3.40%, 05/15/24	555	590,675
3.45%, 03/15/29 (Call 12/15/28)	557	615,864
3.60%, 09/15/28 (Call 06/15/28)	539	602,591
3.90%, 03/15/39 (Call 09/15/38)	225	264,544
4.00%, 12/15/36	392	464,563
4.00%, 03/15/49 (Call 09/15/48)	458	565,438
4.10%, 09/15/38 (Call 03/15/38)	525	628,729
4.13%, 12/15/46	410	510,323

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
4.20%, 09/15/48 (Call 03/15/48)	$796	$1,008,524
4.30%, 06/15/43	268	331,661
4.40%, 05/15/44	741	933,364
5.60%, 09/15/40	290	410,193
7.20%, 03/15/39	896	1,449,531
Pharmacia LLC, 6.60%, 12/01/28	175	231,077
PRA Health Sciences Inc., 2.88%, 07/15/26 (Call 07/15/23)(b)	250	252,517
Prestige Brands Inc.
3.75%, 04/01/31 (Call 04/01/26)(b)	300	290,016
5.13%, 01/15/28 (Call 01/15/23)(b)	275	287,710
Sanofi
3.38%, 06/19/23 (Call 05/19/23)	539	562,721
3.63%, 06/19/28 (Call 03/19/28)	359	405,519
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23 (Call 07/23/23)	1,012	1,048,513
3.20%, 09/23/26 (Call 06/23/26)	1,319	1,403,205
Takeda Pharmaceutical Co. Ltd.
2.05%, 03/31/30 (Call 12/31/29)	778	759,670
3.03%, 07/09/40 (Call 01/09/40)	831	840,124
3.18%, 07/09/50 (Call 01/09/50)	788	805,919
3.38%, 07/09/60 (Call 01/09/60)	385	408,785
4.40%, 11/26/23 (Call 10/26/23)	490	524,452
5.00%, 11/26/28 (Call 08/26/28)	1,233	1,458,429
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22	400	404,000
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36(c)	412	441,767
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/23	1,172	1,180,356
3.15%, 10/01/26	1,540	1,452,312
4.10%, 10/01/46	1,045	870,109
6.00%, 04/15/24 (Call 01/15/24)	1,000	1,051,420
6.75%, 03/01/28 (Call 12/01/27)(c)	400	440,076
7.13%, 01/31/25 (Call 10/31/24)	900	965,736
Utah Acquisition Sub Inc.
3.95%, 06/15/26 (Call 03/15/26)	643	699,475
5.25%, 06/15/46 (Call 12/15/45)	765	950,650
Viatris Inc.
1.65%, 06/22/25 (Call 05/22/25)(b)	272	272,797
2.30%, 06/22/27 (Call 04/22/27)(b)	635	641,636
2.70%, 06/22/30 (Call 03/22/30)(b)	381	380,901
3.85%, 06/22/40 (Call 12/22/39)(b)	750	803,557
4.00%, 06/22/50 (Call 12/22/49)(b)	709	768,060
Vizient Inc., 6.25%, 05/15/27 (Call 05/15/22)(b)	60	62,784
Wyeth LLC
5.95%, 04/01/37	1,436	2,032,974
6.00%, 02/15/36	472	662,513
6.45%, 02/01/24	850	955,230
6.50%, 02/01/34	596	851,714
Zoetis Inc.
2.00%, 05/15/30 (Call 02/15/30)	674	661,861
3.00%, 09/12/27 (Call 06/15/27)	673	716,159
3.00%, 05/15/50 (Call 11/15/49)	335	350,544
3.25%, 02/01/23 (Call 11/01/22)	750	769,897
3.90%, 08/20/28 (Call 05/20/28)	306	342,763
3.95%, 09/12/47 (Call 03/12/47)	380	452,135
4.45%, 08/20/48 (Call 02/20/48)	195	249,855
4.50%, 11/13/25 (Call 08/13/25)	405	451,462
4.70%, 02/01/43 (Call 08/01/42)	419	533,655

		237,971,716

Security	Par (000)	Value

Pipelines — 1.2%
Abu Dhabi Crude Oil Pipeline LLC
3.65%, 11/02/29(d)	$600	$664,542
4.60%, 11/02/47(d)	1,000	1,162,630
AI Candelaria Spain SLU, 5.75%, 06/15/33 (Call 06/15/28)(d)	250	246,008
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/29 (Call 06/15/24)(b)	365	381,808
5.75%, 03/01/27 (Call 03/01/22)(b)	325	336,693
5.75%, 01/15/28 (Call 01/15/23)(b)	250	261,618
7.88%, 05/15/26 (Call 05/15/23)(b)	310	339,596
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.63%, 07/15/26 (Call 07/15/22)(b)	50	51,775
7.63%, 12/15/25 (Call 12/15/22)(b)	320	343,987
Boardwalk Pipelines LP
3.38%, 02/01/23 (Call 11/01/22)	67	68,580
3.40%, 02/15/31 (Call 11/15/30)	300	312,144
4.45%, 07/15/27 (Call 04/15/27)	285	316,666
4.80%, 05/03/29 (Call 02/03/29)	318	361,963
4.95%, 12/15/24 (Call 09/15/24)	220	241,468
5.95%, 06/01/26 (Call 03/01/26)	313	363,556
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	380	389,637
4.13%, 03/01/25 (Call 02/01/25)(b)	250	256,843
4.13%, 12/01/27 (Call 09/01/27)	200	201,792
4.15%, 07/01/23 (Call 04/01/23)	262	271,115
4.35%, 10/15/24 (Call 07/15/24)	150	157,116
4.50%, 03/01/28 (Call 12/01/27)(b)	235	233,747
5.60%, 10/15/44 (Call 04/15/44)	147	142,534
5.85%, 11/15/43 (Call 05/15/43)	250	246,448
6.38%, 01/22/78 (Call 01/22/23)(a)	202	183,963
Cameron LNG LLC
2.90%, 07/15/31 (Call 04/15/31)(b)	640	672,973
3.30%, 01/15/35 (Call 09/15/34)(b)	627	665,134
3.40%, 01/15/38 (Call 07/15/37)(b)	175	183,075
3.70%, 01/15/39 (Call 07/15/38)(b)	40	44,177
Cheniere Corpus Christi Holdings LLC
2.74%, 12/31/39 (Call 07/04/39)(b)	400	394,272
3.70%, 11/15/29 (Call 05/18/29)	461	495,667
5.13%, 06/30/27 (Call 01/01/27)	643	734,730
5.88%, 03/31/25 (Call 10/02/24)	1,007	1,127,689
7.00%, 06/30/24 (Call 01/01/24)	890	996,880
Cheniere Energy Inc., 4.63%, 10/15/28 (Call 10/15/23)	985	1,034,191
Cheniere Energy Partners LP
3.25%, 01/31/32 (Call 01/31/27)(b)	590	585,245
4.00%, 03/01/31 (Call 03/01/26)(b)	675	702,391
4.50%, 10/01/29 (Call 10/01/24)	930	992,980
CNPC Global Capital Ltd.
1.13%, 06/23/23 (Call 05/23/23)(d)	600	600,378
2.00%, 06/23/30 (Call 03/23/30)(d)	800	774,072
CNX Midstream Partners LP, 4.75%, 04/15/30 (Call 04/15/25)(b)	195	195,254
Colonial Enterprises Inc., 3.25%, 05/15/30 (Call 02/15/30)(b)	5	5,360
Colonial Pipeline Co.
3.75%, 10/01/25 (Call 07/01/25)(b)	50	53,859
7.63%, 04/15/32(b)	15	21,411
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15%, 08/15/26 (Call 05/15/26)(b)	318	349,180

102	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Columbia Pipeline Group Inc.
4.50%, 06/01/25 (Call 03/01/25)	$128	$140,955
5.80%, 06/01/45 (Call 12/01/44)	422	579,929
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (Call 06/15/26)(b)	750	783,285
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/27 (Call 05/01/22)(b)	320	328,493
5.75%, 04/01/25 (Call 04/01/22)	300	307,629
6.00%, 02/01/29 (Call 02/01/24)(b)	335	347,422
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	175	180,738
5.13%, 05/15/29 (Call 02/15/29)	540	612,754
5.38%, 07/15/25 (Call 04/15/25)	420	465,490
5.60%, 04/01/44 (Call 10/01/43)	190	228,068
5.63%, 07/15/27 (Call 04/15/27)	260	296,793
5.85%, 05/21/43 (Call 05/21/23)(a)(b)	275	261,379
6.45%, 11/03/36(b)	165	213,168
6.75%, 09/15/37(b)	200	267,270
8.13%, 08/16/30	150	204,423
Delek Logistics Partners LP/Delek Logistics Finance Corp.
6.75%, 05/15/25 (Call 05/15/22)	126	128,848
7.13%, 06/01/28 (Call 06/01/24)(b)	185	194,270
DT Midstream Inc.
4.13%, 06/15/29 (Call 06/15/24)(b)	550	554,301
4.38%, 06/15/31 (Call 06/15/26)(b)	495	502,380
Eastern Gas Transmission & Storage Inc.
3.00%, 11/15/29 (Call 08/15/29)(b)	359	374,441
4.60%, 12/15/44 (Call 06/15/44)(b)	340	411,482
4.80%, 11/01/43 (Call 05/01/43)(b)	407	502,645
Enable Midstream Partners LP
3.90%, 05/15/24 (Call 02/15/24)	585	616,058
4.15%, 09/15/29 (Call 06/15/29)	597	644,963
4.40%, 03/15/27 (Call 12/15/26)	187	204,438
4.95%, 05/15/28 (Call 02/15/28)	367	410,445
5.00%, 05/15/44 (Call 11/15/43)	547	594,288
Enbridge Energy Partners LP
5.50%, 09/15/40 (Call 03/15/40)	285	365,635
5.88%, 10/15/25 (Call 07/15/25)	325	375,229
7.38%, 10/15/45 (Call 04/15/45)	200	321,738
Series B, 7.50%, 04/15/38	67	100,261
Enbridge Inc.
0.55%, 10/04/23	260	259,204
1.60%, 10/04/26 (Call 09/04/26)	820	815,121
2.50%, 01/15/25 (Call 12/15/24)	373	385,936
2.50%, 08/01/33 (Call 05/01/33)	260	257,265
3.13%, 11/15/29 (Call 08/15/29)	281	297,253
3.40%, 08/01/51 (Call 02/01/51)	140	144,248
3.50%, 06/10/24 (Call 03/10/24)	130	137,498
3.70%, 07/15/27 (Call 04/15/27)	321	350,060
4.00%, 10/01/23 (Call 07/01/23)	258	271,591
4.00%, 11/15/49 (Call 05/15/49)	370	423,054
4.25%, 12/01/26 (Call 09/01/26)	478	531,890
4.50%, 06/10/44 (Call 12/10/43)	430	502,175
5.50%, 05/29/46 (Call 05/29/46)	413	564,633
Energy Transfer LP
2.90%, 05/15/25 (Call 04/15/25)	505	527,518
3.45%, 01/15/23 (Call 10/15/22)	235	240,407
3.60%, 02/01/23 (Call 11/01/22)	559	574,015

Security	Par (000)	Value

Pipelines (continued)
3.75%, 05/15/30 (Call 02/15/30)	$413	$440,498
3.90%, 07/15/26 (Call 04/15/26)	240	259,462
4.00%, 10/01/27 (Call 07/01/27)	249	270,277
4.05%, 03/15/25 (Call 12/15/24)	456	488,508
4.20%, 04/15/27 (Call 01/15/27)	415	452,329
4.25%, 03/15/23 (Call 12/15/22)	339	351,536
4.25%, 04/01/24 (Call 01/01/24)	314	333,399
4.50%, 04/15/24 (Call 03/15/24)	605	649,504
4.75%, 01/15/26 (Call 10/15/25)	990	1,095,197
4.90%, 02/01/24 (Call 11/01/23)	123	131,493
4.90%, 03/15/35 (Call 09/15/34)	460	524,740
4.95%, 06/15/28 (Call 03/15/28)	410	469,204
4.95%, 01/15/43 (Call 07/15/42)	205	226,607
5.00%, 05/15/50 (Call 11/15/49)	791	926,040
5.15%, 02/01/43 (Call 08/01/42)	217	244,952
5.15%, 03/15/45 (Call 09/15/44)	318	370,432
5.25%, 04/15/29 (Call 01/15/29)	617	715,523
5.30%, 04/01/44 (Call 10/01/43)	30	35,051
5.30%, 04/15/47 (Call 10/15/46)	428	506,285
5.35%, 05/15/45 (Call 11/15/44)	514	608,761
5.40%, 10/01/47 (Call 04/01/47)	1,158	1,395,506
5.50%, 06/01/27 (Call 03/01/27)	272	315,107
5.88%, 01/15/24 (Call 10/15/23)	265	287,989
5.95%, 12/01/25 (Call 09/01/25)	405	465,211
5.95%, 10/01/43 (Call 04/01/43)	245	301,779
6.00%, 06/15/48 (Call 12/15/47)	455	582,336
6.05%, 06/01/41 (Call 12/01/40)	240	299,448
6.10%, 02/15/42	234	290,471
6.13%, 12/15/45 (Call 06/15/45)	617	790,247
6.25%, 04/15/49 (Call 10/15/48)	1,082	1,439,579
6.50%, 02/01/42 (Call 08/01/41)	755	983,410
6.63%, 10/15/36	177	230,174
7.50%, 07/01/38	225	315,340
Series 20Y, 5.80%, 06/15/38 (Call 12/15/37)	97	118,576
Series 5Y, 4.20%, 09/15/23 (Call 08/15/23)	29	30,584
Energy Transfer LP/Regency Energy Finance Corp., 4.50%, 11/01/23 (Call 08/01/23)	80	84,613
EnLink Midstream LLC
5.38%, 06/01/29 (Call 03/01/29)	220	227,845
5.63%, 01/15/28 (Call 07/15/27)(b)	280	297,046
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	338	350,878
4.40%, 04/01/24 (Call 01/01/24)	300	313,509
4.85%, 07/15/26 (Call 04/15/26)	275	285,458
5.05%, 04/01/45 (Call 10/01/44)	150	142,730
5.45%, 06/01/47 (Call 12/01/46)	250	250,213
5.60%, 04/01/44 (Call 10/01/43)	236	231,787
Enterprise Products Operating LLC
2.80%, 01/31/30 (Call 10/31/29)	875	909,580
3.13%, 07/31/29 (Call 04/30/29)	370	394,202
3.20%, 02/15/52 (Call 08/15/51)	423	416,850
3.30%, 02/15/53 (Call 08/15/52)	40	40,069
3.35%, 03/15/23 (Call 12/15/22)	809	834,087
3.70%, 02/15/26 (Call 11/15/25)	94	102,065
3.70%, 01/31/51 (Call 07/31/50)	484	513,146
3.75%, 02/15/25 (Call 11/15/24)	877	943,784
3.90%, 02/15/24 (Call 11/15/23)	582	617,007
3.95%, 02/15/27 (Call 11/15/26)	413	455,535
3.95%, 01/31/60 (Call 07/31/59)	1,072	1,174,258
4.15%, 10/16/28 (Call 07/16/28)	1,084	1,224,790

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
4.20%, 01/31/50 (Call 07/31/49)	$584	$666,379
4.25%, 02/15/48 (Call 08/15/47)	891	1,017,700
4.45%, 02/15/43 (Call 08/15/42)	830	953,222
4.80%, 02/01/49 (Call 08/01/48)	707	872,523
4.85%, 08/15/42 (Call 02/15/42)	312	378,980
4.85%, 03/15/44 (Call 09/15/43)	801	970,235
4.90%, 05/15/46 (Call 11/15/45)	695	851,319
4.95%, 10/15/54 (Call 04/15/54)	293	376,241
5.10%, 02/15/45 (Call 08/15/44)	505	631,922
5.38%, 02/15/78 (Call 02/15/28), (3 mo. LIBOR US + 2.570%)(a)	210	216,063
5.70%, 02/15/42	303	401,811
5.95%, 02/01/41	237	322,609
6.13%, 10/15/39	110	151,393
6.45%, 09/01/40	90	127,577
7.55%, 04/15/38	175	266,889
Series E, 5.25%, 08/16/77 (Call 08/16/27), (3 mo. LIBOR US + 3.033%)(a)	220	230,395
Series H, 6.65%, 10/15/34	45	62,417
EQM Midstream Partners LP
4.00%, 08/01/24 (Call 05/01/24)	260	269,932
4.13%, 12/01/26 (Call 09/01/26)	250	257,763
4.50%, 01/15/29 (Call 07/15/28)(b)	395	406,317
4.75%, 07/15/23 (Call 06/15/23)	301	316,893
4.75%, 01/15/31 (Call 07/15/30)(b)	534	552,920
5.50%, 07/15/28 (Call 04/15/28)	425	468,380
6.00%, 07/01/25 (Call 04/01/25)(b)	350	381,227
6.50%, 07/01/27 (Call 01/01/27)(b)	435	484,046
6.50%, 07/15/48 (Call 01/15/48)	285	339,221
Flex Intermediate Holdco LLC, 4.32%, 12/30/39 (Call 06/30/39)(b)	225	235,499
Florida Gas Transmission Co. LLC
2.30%, 10/01/31 (Call 07/01/31)(b)	200	195,724
2.55%, 07/01/30 (Call 04/01/30)(b)	30	30,248
4.35%, 07/15/25 (Call 04/15/25)(b)	31	33,823
Galaxy Pipeline Assets Bidco Ltd.
1.75%, 09/30/27(d)	196	196,811
2.16%, 03/31/34(d)	800	780,744
2.63%, 03/31/36(d)	1,600	1,561,440
2.94%, 09/30/40(d)	1,000	985,100
3.25%, 09/30/40(d)	900	896,814
Genesis Energy LP/Genesis Energy Finance Corp.
5.63%, 06/15/24 (Call 06/15/22)	179	178,118
6.25%, 05/15/26 (Call 02/15/22)	225	217,870
6.50%, 10/01/25 (Call 10/01/22)	250	246,300
7.75%, 02/01/28 (Call 02/01/23)	350	346,293
8.00%, 01/15/27 (Call 01/15/24)	510	512,581
Global Partners LP/GLP Finance Corp.
6.88%, 01/15/29 (Call 01/15/24)	330	341,860
7.00%, 08/01/27 (Call 08/01/22)	130	135,420
GNL Quintero SA, 4.63%, 07/31/29(d)	564	607,339
Gray Oak Pipeline LLC
2.00%, 09/15/23(b)	120	121,978
3.45%, 10/15/27 (Call 08/15/27)(b)	200	209,808
Gulfstream Natural Gas System LLC, 4.60%, 09/15/25 (Call 06/15/25)(b)	50	55,069
Harvest Midstream I LP, 7.50%, 09/01/28 (Call 09/01/23)(b)	339	355,638
Hess Midstream Operations LP
4.25%, 02/15/30 (Call 02/15/25)(b)	360	360,194

Security	Par (000)	Value

Pipelines (continued)
5.13%, 06/15/28 (Call 06/15/23)(b)	$300	$311,661
5.63%, 02/15/26 (Call 02/15/22)(b)	395	408,999
Holly Energy Partners LP/Holly Energy Finance Corp., 5.00%, 02/01/28 (Call 02/01/23)(b)	240	240,629
ITT Holdings LLC, 6.50%, 08/01/29 (Call 08/01/24)(b)	605	606,525
KazTransGas JSC, 4.38%, 09/26/27(d)	400	440,636
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	348	357,991
3.50%, 09/01/23 (Call 06/01/23)	365	380,115
4.15%, 02/01/24 (Call 11/01/23)	313	332,606
4.25%, 09/01/24 (Call 06/01/24)	141	152,118
4.30%, 05/01/24 (Call 02/01/24)	68	72,918
4.70%, 11/01/42 (Call 05/01/42)	95	108,609
5.00%, 08/15/42 (Call 02/15/42)	315	373,017
5.00%, 03/01/43 (Call 09/01/42)	145	172,534
5.40%, 09/01/44 (Call 03/01/44)	430	535,866
5.50%, 03/01/44 (Call 09/01/43)	859	1,076,009
5.63%, 09/01/41	265	334,952
5.80%, 03/15/35	137	173,528
6.38%, 03/01/41	228	311,633
6.50%, 02/01/37	35	47,556
6.50%, 09/01/39	90	123,107
6.55%, 09/15/40	190	263,196
6.95%, 01/15/38	497	700,959
7.30%, 08/15/33	155	216,702
7.40%, 03/15/31	114	155,257
7.50%, 11/15/40	114	171,071
7.75%, 03/15/32	68	96,815
Kinder Morgan Inc.
1.75%, 11/15/26 (Call 10/15/26)	500	499,425
2.00%, 02/15/31 (Call 11/15/30)	680	646,748
3.15%, 01/15/23 (Call 12/15/22)	746	766,649
3.25%, 08/01/50 (Call 02/01/50)	295	285,067
3.60%, 02/15/51 (Call 08/15/50)	390	396,447
4.30%, 06/01/25 (Call 03/01/25)	906	990,466
4.30%, 03/01/28 (Call 12/01/27)	1,065	1,197,582
5.05%, 02/15/46 (Call 08/15/45)	296	359,865
5.20%, 03/01/48 (Call 09/01/47)	813	1,021,079
5.30%, 12/01/34 (Call 06/01/34)	687	835,138
5.55%, 06/01/45 (Call 12/01/44)	1,225	1,577,530
5.63%, 11/15/23 (Call 08/15/23)(b)	530	573,481
7.75%, 01/15/32	564	801,749
7.80%, 08/01/31	178	251,217
Magellan Midstream Partners LP
3.25%, 06/01/30 (Call 03/01/30)	170	180,045
3.95%, 03/01/50 (Call 09/01/49)	430	463,385
4.20%, 10/03/47 (Call 04/03/47)	480	534,950
4.25%, 09/15/46 (Call 03/15/46)	131	149,657
4.85%, 02/01/49 (Call 08/01/48)	260	315,471
5.00%, 03/01/26 (Call 12/01/25)	260	293,735
5.15%, 10/15/43 (Call 04/15/43)	125	152,086
Martin Midstream Partners LP/Martin Midstream Finance Corp., 11.50%, 02/28/25 (Call 08/12/22)(b)(c)	100	104,082
Midwest Connector Capital Co. LLC
3.90%, 04/01/24 (Call 03/01/24)(b)	238	248,301
4.63%, 04/01/29 (Call 01/01/29)(b)	252	269,081
MPLX LP
1.75%, 03/01/26 (Call 02/01/26)	1,012	1,007,709
2.65%, 08/15/30 (Call 05/15/30)	883	878,779

104	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
3.38%, 03/15/23 (Call 02/15/23)	$553	$571,719
3.50%, 12/01/22 (Call 11/01/22)	88	90,410
4.00%, 02/15/25 (Call 11/15/24)	90	96,968
4.00%, 03/15/28 (Call 12/15/27)	724	796,414
4.13%, 03/01/27 (Call 12/01/26)	1,050	1,157,719
4.25%, 12/01/27 (Call 09/01/27)	347	386,253
4.50%, 07/15/23 (Call 04/15/23)	188	197,721
4.50%, 04/15/38 (Call 10/15/37)	454	511,367
4.70%, 04/15/48 (Call 10/15/47)	496	581,213
4.80%, 02/15/29 (Call 11/15/28)	362	416,955
4.88%, 12/01/24 (Call 09/01/24)	935	1,026,602
4.88%, 06/01/25 (Call 03/01/25)	1,170	1,295,284
4.90%, 04/15/58 (Call 10/15/57)	250	297,208
5.20%, 03/01/47 (Call 09/01/46)	575	708,538
5.20%, 12/01/47 (Call 06/01/47)	190	232,209
5.50%, 02/15/49 (Call 08/15/48)	1,339	1,726,426
New Fortress Energy Inc.
6.50%, 09/30/26 (Call 03/31/23)(b)	725	705,012
6.75%, 09/15/25 (Call 09/15/22)(b)	610	594,408
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (Call 02/01/23)(b)	1,015	1,030,458
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 03/01/25 (Call 03/01/22)	300	258,366
7.50%, 11/01/23 (Call 11/01/21)	265	255,648
7.50%, 04/15/26 (Call 04/15/22)(c)	195	166,887
NGPL PipeCo LLC
3.25%, 07/15/31 (Call 04/15/31)(b)	90	91,907
4.88%, 08/15/27 (Call 02/15/27)(b)	255	286,617
7.77%, 12/15/37(b)	390	559,880
Northern Natural Gas Co.
3.40%, 10/16/51 (Call 04/16/51)(b)	529	553,302
4.30%, 01/15/49 (Call 07/15/48)(b)	50	59,382
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Call 10/15/22)(b)	200	206,958
Northwest Pipeline LLC, 4.00%, 04/01/27 (Call 01/01/27)	168	183,955
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)	275	289,388
5.75%, 10/01/25 (Call 07/01/25)	290	310,506
6.00%, 06/01/26 (Call 03/01/26)	300	319,974
6.38%, 10/01/30 (Call 04/01/30)	310	339,803
Oasis Midstream Partners LP/OMP Finance Corp., 8.00%, 04/01/29 (Call 04/01/24)(b)	255	277,348
Oleoducto Central SA, 4.00%, 07/14/27 (Call 04/14/27)(d)	200	204,428
ONEOK Inc.
2.20%, 09/15/25 (Call 08/15/25)	10	10,173
2.75%, 09/01/24 (Call 08/01/24)	470	488,932
3.10%, 03/15/30 (Call 12/15/29)	441	454,966
3.40%, 09/01/29 (Call 06/01/29)	623	655,010
4.00%, 07/13/27 (Call 04/13/27)	265	289,997
4.35%, 03/15/29 (Call 12/15/28)	282	313,863
4.45%, 09/01/49 (Call 03/01/49)	240	270,840
4.50%, 03/15/50 (Call 09/15/49)	460	522,436
4.55%, 07/15/28 (Call 04/15/28)	368	414,331
4.95%, 07/13/47 (Call 01/06/47)	413	490,024
5.20%, 07/15/48 (Call 01/15/48)	408	501,371
5.85%, 01/15/26 (Call 12/15/25)	168	195,488
6.00%, 06/15/35	93	116,755
6.35%, 01/15/31 (Call 10/15/30)	310	394,112

Security	Par (000)	Value

Pipelines (continued)
7.15%, 01/15/51 (Call 07/15/50)	$220	$329,608
7.50%, 09/01/23 (Call 06/01/23)	125	137,824
ONEOK Partners LP
4.90%, 03/15/25 (Call 12/15/24)	305	335,933
5.00%, 09/15/23 (Call 06/15/23)	155	164,926
6.13%, 02/01/41 (Call 08/01/40)	332	429,724
6.20%, 09/15/43 (Call 03/15/43)	398	522,988
6.65%, 10/01/36	225	300,701
6.85%, 10/15/37	145	197,631
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 05/15/23 (Call 11/29/21)	250	243,403
Peru LNG Srl, 5.38%, 03/22/30(d)	600	506,550
Petrons Energy Canada Ltd., 2.11%, 03/23/28(d)	400	398,980
Phillips 66 Partners LP
2.45%, 12/15/24 (Call 11/15/24)	757	780,823
3.15%, 12/15/29 (Call 09/15/29)	434	452,784
3.55%, 10/01/26 (Call 07/01/26)	646	692,977
3.75%, 03/01/28 (Call 12/01/27)	932	1,013,447
4.68%, 02/15/45 (Call 08/15/44)	35	42,101
4.90%, 10/01/46 (Call 04/01/46)	175	221,165
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 01/31/23 (Call 10/31/22)	10	10,185
3.55%, 12/15/29 (Call 09/15/29)	284	296,309
3.60%, 11/01/24 (Call 08/01/24)	1,040	1,099,977
3.80%, 09/15/30 (Call 06/15/30)	221	233,597
3.85%, 10/15/23 (Call 07/15/23)	310	324,740
4.30%, 01/31/43 (Call 07/31/42)	530	543,245
4.50%, 12/15/26 (Call 09/15/26)	548	604,011
4.65%, 10/15/25 (Call 07/15/25)	767	842,166
4.70%, 06/15/44 (Call 12/15/43)	275	297,380
4.90%, 02/15/45 (Call 08/15/44)	265	294,831
5.15%, 06/01/42 (Call 12/01/41)	404	456,205
6.65%, 01/15/37	465	610,759
Rattler Midstream LP, 5.63%, 07/15/25 (Call 07/15/22)(b)	215	224,843
Rockies Express Pipeline LLC
3.60%, 05/15/25 (Call 04/15/25)(b)	240	249,946
4.80%, 05/15/30 (Call 02/15/30)(b)	175	186,333
4.95%, 07/15/29 (Call 04/15/29)(b)	295	315,635
6.88%, 04/15/40(b)	280	317,478
7.50%, 07/15/38(b)	125	142,800
Sabal Trail Transmission LLC
4.25%, 05/01/28 (Call 02/01/28)(b)	93	104,474
4.68%, 05/01/38 (Call 11/01/37)(b)	200	238,938
4.83%, 05/01/48 (Call 11/01/47)(b)	123	152,461
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)	628	697,714
4.50%, 05/15/30 (Call 11/15/29)	430	489,697
5.00%, 03/15/27 (Call 09/15/26)	1,202	1,364,138
5.63%, 04/15/23 (Call 01/15/23)	724	765,203
5.63%, 03/01/25 (Call 12/01/24)	726	815,008
5.75%, 05/15/24 (Call 02/15/24)	309	340,462
5.88%, 06/30/26 (Call 12/31/25)	659	764,947
Southeast Supply Header LLC, 4.25%, 06/15/24 (Call 03/15/24)(b)	235	244,487
Southern Gas Corridor CJSC, 6.88%, 03/24/26(d)	1,350	1,582,537
Southern Natural Gas Co. LLC, 4.80%, 03/15/47 (Call 09/15/46)(b)	155	190,551
Spectra Energy Partners LP 3.38%, 10/15/26 (Call 07/15/26)	163	175,002

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
3.50%, 03/15/25 (Call 12/15/24)	$135	$143,817
4.50%, 03/15/45 (Call 09/15/44)	431	511,179
4.75%, 03/15/24 (Call 12/15/23)	125	134,726
5.95%, 09/25/43 (Call 03/25/43)	250	344,222
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
5.75%, 04/15/25 (Call 04/15/22)	200	178,406
8.50%, 10/15/26 (Call 10/15/23)(b)	315	317,101
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 01/15/28 (Call 01/15/23)(b)	370	371,251
6.00%, 03/01/27 (Call 03/01/23)(b)	475	494,100
6.00%, 12/31/30 (Call 12/31/25)(b)	370	370,200
6.00%, 09/01/31 (Call 09/01/26)(b)	275	272,349
7.50%, 10/01/25 (Call 10/01/22)(b)	290	313,600
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00%, 01/15/32 (Call 07/15/26)(b)	505	520,918
4.88%, 02/01/31 (Call 02/01/26)	490	528,372
5.00%, 01/15/28 (Call 01/15/23)	370	389,166
5.38%, 02/01/27 (Call 02/01/22)	235	243,237
5.50%, 03/01/30 (Call 03/01/25)	475	522,277
5.88%, 04/15/26 (Call 04/15/22)	348	364,029
6.50%, 07/15/27 (Call 07/15/22)	340	365,503
6.88%, 01/15/29 (Call 01/15/24)	325	364,000
TC PipeLines LP
3.90%, 05/25/27 (Call 02/25/27)	92	101,292
4.38%, 03/13/25 (Call 12/13/24)	96	104,222
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/30 (Call 12/01/29)(b)	220	224,272
7.00%, 10/15/28	25	32,301
7.63%, 04/01/37	50	72,646
Texas Eastern Transmission LP
3.50%, 01/15/28 (Call 10/15/27)(b)	13	14,012
4.15%, 01/15/48 (Call 07/15/47)(b)	366	415,220
7.00%, 07/15/32	50	68,564
TransCanada PipeLines Ltd.
1.00%, 10/12/24 (Call 09/12/24)	95	94,571
2.50%, 10/12/31 (Call 07/12/31)	200	198,526
3.75%, 10/16/23 (Call 07/16/23)	366	384,373
4.10%, 04/15/30 (Call 01/15/30)	258	289,257
4.25%, 05/15/28 (Call 02/15/28)	590	666,293
4.63%, 03/01/34 (Call 12/01/33)	821	963,641
4.75%, 05/15/38 (Call 11/15/37)	215	257,875
4.88%, 01/15/26 (Call 10/15/25)	578	652,741
4.88%, 05/15/48 (Call 11/15/47)	235	299,461
5.00%, 10/16/43 (Call 04/16/43)	794	985,942
5.10%, 03/15/49 (Call 09/15/48)	759	1,010,760
5.60%, 03/31/34	59	74,495
5.85%, 03/15/36	650	847,353
6.10%, 06/01/40	118	161,508
6.20%, 10/15/37	460	628,309
7.25%, 08/15/38	230	343,903
7.63%, 01/15/39	521	808,764
Transcontinental Gas Pipe Line Co. LLC
3.25%, 05/15/30 (Call 02/15/30)	413	437,495
3.95%, 05/15/50 (Call 11/15/49)	300	341,436
4.00%, 03/15/28 (Call 12/15/27)	554	614,757
4.45%, 08/01/42 (Call 02/01/42)	116	137,626
4.60%, 03/15/48 (Call 09/15/47)	135	164,523

Security	Par (000)	Value

Pipelines (continued)
5.40%, 08/15/41 (Call 02/15/41)	$160	$207,464
7.85%, 02/01/26 (Call 11/01/25)	308	379,422
TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 02/15/26 (Call 02/15/22)	25	25,470
Transportadora de Gas del Peru SA, 4.25%, 04/30/28(d)	400	428,800
Transportadora de Gas del Sur SA, 6.75%, 05/02/25 (Call 05/02/22)(d)	300	280,203
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28 (Call 08/01/28)(d)	800	899,008
Valero Energy Partners LP
4.38%, 12/15/26 (Call 09/15/26)	515	572,227
4.50%, 03/15/28 (Call 12/15/27)	302	339,221
Venture Global Calcasieu Pass LLC
3.88%, 08/15/29 (Call 02/15/29)(b)	614	625,384
4.13%, 08/15/31 (Call 02/15/31)(b)	606	627,719
Western Midstream Operating LP
3.95%, 06/01/25 (Call 03/01/25)	350	368,781
4.35%, 02/01/25 (Call 01/01/25)	465	488,092
4.50%, 03/01/28 (Call 12/01/27)	330	357,314
4.65%, 07/01/26 (Call 04/01/26)	229	248,069
4.75%, 08/15/28 (Call 05/15/28)	200	220,012
5.30%, 02/01/30 (Call 11/01/29)	587	643,364
5.30%, 03/01/48 (Call 09/01/47)	350	409,409
5.45%, 04/01/44 (Call 10/01/43)	320	375,805
5.50%, 08/15/48 (Call 02/15/48)	165	195,081
6.50%, 02/01/50 (Call 08/01/49)	500	598,510
Williams Companies Inc. (The)
3.50%, 11/15/30 (Call 08/15/30)	962	1,033,101
3.70%, 01/15/23 (Call 10/15/22)	496	510,057
3.75%, 06/15/27 (Call 03/15/27)	516	561,780
3.90%, 01/15/25 (Call 10/15/24)	410	439,827
4.00%, 09/15/25 (Call 06/15/25)	440	478,174
4.30%, 03/04/24 (Call 12/04/23)	489	522,741
4.50%, 11/15/23 (Call 08/15/23)	236	251,010
4.55%, 06/24/24 (Call 03/24/24)	543	587,792
4.85%, 03/01/48 (Call 09/01/47)	608	748,606
4.90%, 01/15/45 (Call 07/15/44)	248	301,672
5.10%, 09/15/45 (Call 03/15/45)	609	764,222
5.40%, 03/04/44 (Call 09/04/43)	397	501,395
5.75%, 06/24/44 (Call 12/24/43)	390	513,470
5.80%, 11/15/43 (Call 05/15/43)	314	415,425
6.30%, 04/15/40	426	579,990
8.75%, 03/15/32	75	113,893
Series A, 7.50%, 01/15/31	59	81,577

		184,756,851

Private Equity — 0.0%
Apollo Management Holdings LP
2.65%, 06/05/30 (Call 03/05/30)(b)	628	631,831
4.40%, 05/27/26 (Call 02/27/26)(b)	155	172,792
4.87%, 02/15/29 (Call 11/15/28)(b)	140	161,199
5.00%, 03/15/48 (Call 09/15/47)(b)	75	99,279
Carlyle Finance LLC, 5.65%, 09/15/48 (Call 03/15/48)(b)	175	243,471
Carlyle Finance Subsidiary LLC, 3.50%, 09/19/29 (Call 06/19/29)(b)	145	155,818
Carlyle Holdings II Finance LLC, 5.63%, 03/30/43(b)	5	6,595
KKR Group Finance Co. III LLC, 5.13%, 06/01/44 (Call 12/01/43)(b)	295	383,754

106	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Private Equity (continued)
KKR Group Finance Co. VI LLC, 3.75%, 07/01/29 (Call 04/01/29)(b)	$460	$508,208
KKR Group Finance Co. VII LLC, 3.63%, 02/25/50 (Call 08/25/49)(b)	445	490,684
KKR Group Finance Co. VIII LLC, 3.50%, 08/25/50 (Call 02/25/50)(b)	325	348,484

		3,202,115

Real Estate — 0.4%
Agile Group Holdings Ltd.
5.75%, 01/02/25 (Call 01/02/23)(d)	600	469,290
7.88%, (Call 07/31/24)(a)(d)(g)	600	358,008
8.38%, (Call 12/04/23)(a)(d)(g)	600	356,550
Aldar Sukuk Ltd., 4.75%, 09/29/25(d)	200	220,334
Aldar Sukuk No. 2 Ltd., 3.88%, 10/22/29(d)	400	432,668
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(d)	200	208,624
Arabian Centres Sukuk Ltd., 5.38%, 11/26/24(d)	600	625,134
Aroundtown SA, 5.38%, 03/21/29 (Call 12/21/28)(d)	1,000	1,154,120
Brookfield Asset Management Inc., 4.00%, 01/15/25 (Call 10/15/24)	195	210,391
CBRE Services Inc.
2.50%, 04/01/31 (Call 01/01/31)	618	621,689
4.88%, 03/01/26 (Call 12/01/25)	909	1,027,343
Central Plaza Development Ltd., 3.85%, 07/14/25(d)	1,000	920,220
China Evergrande Group
7.50%, 06/28/23 (Call 06/28/22)(d)(j)	600	144,000
8.75%, 06/28/25 (Call 06/28/22)(d)(j)	2,011	475,099
9.50%, 03/29/24 (Call 03/29/22)(d)(j)	400	96,056
10.00%, 04/11/23 (Call 04/11/22)(d)(j)	200	48,484
10.50%, 04/11/24 (Call 04/11/22)(d)(j)	400	96,728
11.50%, 01/22/23(d)(j)	600	144,588
12.00%, 01/22/24 (Call 01/22/22)(d)(j)	400	96,320
China Overseas Finance Cayman III Ltd., 5.38%, 10/29/23(d)	600	643,122
China Overseas Finance Cayman VI Ltd.
5.95%, 05/08/24(d)	200	220,166
6.45%, 06/11/34(d)	600	785,340
China Overseas Finance Cayman VII Ltd.
4.25%, 04/26/23(d)	400	415,052
4.75%, 04/26/28(d)	400	446,848
China Overseas Finance Cayman VIII Ltd.
2.38%, 03/02/25(d)	400	401,364
2.75%, 03/02/30(d)	200	197,596
3.45%, 07/15/29(d)	250	260,070
China Overseas Grand Oceans Finance IV Cayman Ltd., 2.45%, 02/09/26 (Call 11/09/25)(d)	400	392,956
China Resources Land Ltd.
3.75%, 08/26/24(d)	400	421,384
3.75%, (Call 12/09/24)(a)(d)(g)	800	825,160
China SCE Group Holdings Ltd.
7.00%, 05/02/25 (Call 05/02/23)(d)	400	328,032
7.25%, 04/19/23 (Call 07/19/22)(d)	400	349,088
7.38%, 04/09/24 (Call 04/09/22)(d)	400	351,060
Chouzhou International Investment Ltd., 3.15%, 08/11/23(d)	200	202,866
CIFI Holdings Group Co. Ltd.
5.95%, 10/20/25 (Call 07/20/23)(d)	200	194,012
6.00%, 07/16/25 (Call 01/14/23)(d)	200	194,990
6.45%, 11/07/24 (Call 11/07/22)(d)	400	391,972
6.55%, 03/28/24 (Call 03/28/22)(d)	200	196,168
CK Property Finance MTN Ltd., 1.38%, 06/30/26(d)	200	196,114

Security	Par (000)	Value

Real Estate (continued)
Country Garden Holdings Co. Ltd.
3.13%, 10/22/25 (Call 09/22/25)(d)	$400	$372,024
3.30%, 01/12/31 (Call 10/12/30)(d)	400	361,928
3.88%, 10/22/30 (Call 07/22/30)(d)	200	183,190
4.20%, 02/06/26 (Call 02/06/24)(d)	800	756,360
4.75%, 01/17/23 (Call 01/17/22)(d)	250	247,475
4.80%, 08/06/30 (Call 08/06/25)(d)	400	381,644
5.13%, 01/17/25 (Call 01/17/22)(d)	200	196,250
5.40%, 05/27/25 (Call 05/27/23)(d)	400	394,928
5.63%, 01/14/30 (Call 01/14/25)(d)	200	196,808
6.15%, 09/17/25 (Call 09/17/23)(d)	400	401,700
6.50%, 04/08/24 (Call 04/08/22)(d)	600	607,404
7.25%, 04/08/26 (Call 04/08/23)(d)	800	824,000
8.00%, 01/27/24 (Call 09/27/22)(d)	1,100	1,132,791
CPI Property Group SA, 4.75%, 03/08/23(d)	400	419,144
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28 (Call 05/18/23)(b)	345	369,968
Dar Al-Arkan Sukuk Co. Ltd.
6.75%, 02/15/25(d)	1,000	1,054,710
6.88%, 03/21/23(d)	200	208,168
DIFC Sukuk Ltd., 4.33%, 11/12/24(d)	200	214,434
Easy Tactic Ltd.
5.88%, 02/13/23 (Call 11/17/21)(d)	200	121,624
8.13%, 02/27/23 (Call 02/27/22)(d)	200	121,408
11.75%, 08/02/23(d)	600	367,026
Elect Global Investments Ltd., 4.10%, (Call 06/03/25)(a)(d)(g)	400	403,272
Emaar Sukuk Ltd.
3.64%, 09/15/26(d)	400	416,468
3.70%, 07/06/31(d)	200	204,610
3.88%, 09/17/29(d)	400	415,928
EMG Sukuk Ltd., 4.56%, 06/18/24(d)	400	425,124
Esic Sukuk Ltd., 3.94%, 07/30/24(d)	400	414,812
Essential Properties LP, 2.95%, 07/15/31 (Call 04/15/31)	617	615,630
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (Call 11/15/21)(b)	325	338,650
Franshion Brilliant Ltd.
4.00%, (Call 01/03/23)(a)(d)(g)	200	197,680
4.25%, 07/23/29(d)	400	375,652
GLP Pte Ltd., 3.88%, 06/04/25(d)	600	624,150
Goodman HK Finance, 3.00%, 07/22/30 (Call 04/22/30)(d)	635	643,922
Greenland Global Investment Ltd.
5.88%, 07/03/24(d)	450	295,798
6.75%, 09/26/23(d)	400	261,448
Greystar Real Estate Partners LLC, 5.75%, 12/01/25 (Call 12/01/21)(b)	195	198,379
Hong Kong Land Holding Co., 2.25%, 07/15/31 (Call 04/15/31)(d)	400	391,376
Hongkong Land Finance Cayman Islands Co. Ltd. (The)
2.88%, 05/27/30 (Call 02/27/30)(d)	200	206,572
4.63%, 01/16/24(d)	400	428,916
Howard Hughes Corp. (The)
4.13%, 02/01/29 (Call 02/01/24)(b)	325	325,569
4.38%, 02/01/31 (Call 02/01/26)(b)	320	319,994
5.38%, 08/01/28 (Call 08/01/23)(b)	435	457,250
Hunt Cos. Inc., 5.25%, 04/15/29 (Call 04/15/24)(b)	315	310,284

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate (continued)
Hysan MTN Ltd.
2.82%, 09/04/29(d)	$200	$204,772
2.88%, 06/02/27 (Call 03/02/27)(d)	400	415,444
Kaisa Group Holdings Ltd.
9.38%, 06/30/24 (Call 06/30/22)(d)	1,000	291,390
9.75%, 09/28/23 (Call 09/28/22)(d)	400	125,792
9.95%, 07/23/25 (Call 01/23/23)(d)	400	118,012
10.50%, 01/15/25 (Call 01/15/23)(d)	400	119,576
10.88%, 07/23/23 (Call 07/23/22)(d)	200	61,426
11.25%, 04/16/25 (Call 04/16/23)(d)	400	127,976
11.50%, 01/30/23 (Call 11/29/21)(d)	200	60,186
11.70%, 11/11/25 (Call 11/11/23)(d)	600	174,000
11.95%, 11/12/23 (Call 11/12/21)(d)	800	230,032
Kennedy-Wilson Inc.
4.75%, 03/01/29 (Call 03/01/24)	315	321,020
4.75%, 02/01/30 (Call 09/01/24)	270	272,362
5.00%, 03/01/31 (Call 03/01/26)	440	450,454
KWG Group Holdings Ltd.
5.88%, 11/10/24 (Call 11/10/21)(d)	400	312,620
7.88%, 09/01/23 (Call 09/01/22)(d)	600	494,460
Leading Affluence Ltd., 4.50%, 01/24/23(d)	250	255,900
Longfor Group Holdings Ltd.
3.90%, 04/16/23(d)	200	204,948
3.95%, 09/16/29(d)	600	615,840
MAF Global Securities Ltd., 4.75%, 05/07/24(d)	600	646,374
MAF Sukuk Ltd.
3.93%, 02/28/30(d)	200	216,336
4.50%, 11/03/25(d)	200	219,596
4.64%, 05/14/29(d)	400	450,960
Mitsui Fudosan Co. Ltd., 2.95%, 01/23/23 (Call 12/23/22)(b)	200	204,884
Nan Fung Treasury Ltd.
3.63%, 08/27/30(d)	200	199,440
5.00%, 09/05/28(d)	400	438,696
Newmark Group Inc., 6.13%, 11/15/23 (Call 10/15/23)	275	296,915
Ontario Teachers’ Cadillac Fairview Properties Trust
2.50%, 10/15/31 (Call 07/15/31)(b)	1,150	1,152,829
3.88%, 03/20/27 (Call 12/20/26)(b)	1,825	2,005,949
4.13%, 02/01/29 (Call 11/01/28)(b)	386	433,737
Panther Ventures Ltd., 3.80%, (Call 09/17/23)(d)(g)	200	195,544
Poly Developments and Holdings Group Co. Ltd., 4.75%, 09/17/23(d)	200	208,918
Poly Real Estate Finance Ltd., 3.95%, 02/05/23(d)	200	204,338
Realogy Group LLC/Realogy Co-Issuer Corp.
4.88%, 06/01/23 (Call 03/01/23)(b)	300	309,807
5.75%, 01/15/29 (Call 01/15/24)(b)	395	409,153
7.63%, 06/15/25 (Call 06/15/22)(b)	245	261,792
9.38%, 04/01/27 (Call 04/01/22)(b)	100	109,382
RKPF Overseas 2020 A Ltd., 5.20%, 01/12/26 (Call 01/12/24)(d)	600	525,582
Scenery Journey Ltd.
12.00%, 10/24/23 (Call 10/24/22)(d)(j)	1,000	206,490
13.75%, 11/06/23 (Call 11/06/21)(d)(j)	200	43,922
Shimao Group Holdings Ltd.
3.45%, 01/11/31 (Call 01/11/26)(d)	400	337,600
4.60%, 07/13/30 (Call 07/13/25)(d)	1,000	872,890
5.60%, 07/15/26 (Call 07/15/23)(d)	400	368,928
6.13%, 02/21/24 (Call 02/21/22)(d)	600	565,896
Shui On Development Holding Ltd.
5.75%, 11/12/23 (Call 11/12/21)(d)	200	193,610

Security	Par (000)	Value

Real Estate (continued)
6.15%, 08/24/24 (Call 08/24/22)(d)	$400	$382,044
Sinochem Offshore Capital Co. Ltd., 3.00%, (Call 10/29/23)(a)(d)(g)	200	202,646
Sinochem Overseas Capital Co. Ltd., 6.30%, 11/12/40(b)	300	407,373
Sino-Ocean Land Treasure Finance I Ltd., 6.00%, 07/30/24(d)	200	205,884
Sino-Ocean Land Treasure IV Ltd.
3.25%, 05/05/26 (Call 02/05/26)(d)	600	545,010
4.75%, 08/05/29 (Call 05/05/29)(d)	250	232,263
4.75%, 01/14/30 (Call 10/14/29)(d)	400	368,820
Sun Hung Kai Properties Capital Market Ltd.
2.75%, 05/13/30 (Call 02/13/30)(d)	400	407,060
2.88%, 01/21/30(d)	600	617,238
3.63%, 01/16/23(d)	400	411,892
Sunac China Holdings Ltd.
5.95%, 04/26/24 (Call 01/26/23)(d)	800	577,816
6.50%, 07/09/23 (Call 07/09/22)(d)	200	155,008
6.50%, 01/10/25 (Call 01/10/23)(d)	200	143,098
6.50%, 01/26/26 (Call 01/26/24)(d)	1,000	710,330
6.65%, 08/03/24 (Call 08/03/22)(d)	400	287,956
7.00%, 07/09/25 (Call 07/09/23)(d)	400	284,240
7.95%, 10/11/23 (Call 10/11/22)(d)	200	152,996
8.35%, 04/19/23 (Call 04/19/22)(d)	400	309,424
Swire Properties MTN Financing Ltd., 3.63%, 01/13/26(d)	600	640,290
Times China Holdings Ltd.
6.75%, 07/16/23 (Call 07/16/22)(d)	200	163,810
6.75%, 07/08/25 (Call 07/08/23)(d)	600	469,020
Vanke Real Estate Hong Kong Co. Ltd.
1.68%, 05/25/23, (3 mo. LIBOR US + 1.550%)(a)(d)	600	598,590
3.50%, 11/12/29(d)	200	198,996
3.98%, 11/09/27(d)	1,000	1,043,410
4.20%, 06/07/24(d)	200	209,826
5.35%, 03/11/24(d)	600	643,980
Wanda Properties International Co. Ltd., 7.25%, 01/29/24(d)	200	190,280
Westwood Group Holdings Ltd., 5.38%, 10/19/23(d)	200	210,340
WeWork Companies Inc., 7.88%, 05/01/25(b)	150	152,054
Wharf REIC Finance BVI Ltd.
2.88%, 05/07/30(d)	200	202,034
3.50%, 01/17/28(d)	250	265,177
Yan Gang Ltd., 1.90%, 03/23/26(d)	400	397,876
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26 (Call 05/20/24)(d)	200	194,430
Yuzhou Group Holdings Co. Ltd.
6.00%, 10/25/23 (Call 10/25/22)(d)	200	105,550
7.38%, 01/13/26 (Call 01/13/24)(d)	500	225,650
8.50%, 02/04/23 (Call 02/04/22)(d)	200	105,026

		60,676,689

Real Estate Investment Trusts — 1.1%
Agree LP
2.00%, 06/15/28 (Call 04/15/28)	80	78,620
2.60%, 06/15/33 (Call 03/15/33)	5	4,938
2.90%, 10/01/30 (Call 07/01/30)	105	107,877
Alexandria Real Estate Equities Inc.
1.88%, 02/01/33 (Call 11/01/32)	683	639,233
2.00%, 05/18/32 (Call 02/18/32)	430	414,172
2.75%, 12/15/29 (Call 09/15/29)	190	196,728
3.00%, 05/18/51 (Call 11/18/50)	522	521,421

108	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.38%, 08/15/31 (Call 05/15/31)	$340	$367,870
3.45%, 04/30/25 (Call 02/28/25)	730	784,465
3.80%, 04/15/26 (Call 02/15/26)	865	947,097
3.95%, 01/15/27 (Call 10/15/26)	600	662,394
3.95%, 01/15/28 (Call 10/15/27)	17	18,990
4.00%, 02/01/50 (Call 08/01/49)	271	318,265
4.30%, 01/15/26 (Call 10/15/25)	171	189,213
4.50%, 07/30/29 (Call 04/30/29)	631	731,222
4.70%, 07/01/30 (Call 04/01/30)	113	133,235
4.85%, 04/15/49 (Call 10/15/48)	40	52,571
4.90%, 12/15/30 (Call 09/15/30)	335	404,596
American Assets Trust LP, 3.38%, 02/01/31 (Call 11/01/30)	475	490,414
American Campus Communities Operating Partnership LP
2.25%, 01/15/29 (Call 11/15/28)	200	198,478
2.85%, 02/01/30 (Call 11/01/29)	428	439,838
3.30%, 07/15/26 (Call 05/15/26)	180	191,336
3.63%, 11/15/27 (Call 08/15/27)	229	247,643
3.75%, 04/15/23 (Call 01/15/23)	5	5,182
3.88%, 01/30/31 (Call 10/30/30)	105	116,428
4.13%, 07/01/24 (Call 04/01/24)	22	23,678
American Finance Trust Inc./American Finance Operating Partner LP, 4.50%, 09/30/28 (Call 06/30/28)(b)	240	240,067
American Homes 4 Rent LP
3.38%, 07/15/51 (Call 01/15/51)	40	41,117
4.25%, 02/15/28 (Call 11/15/27)	210	235,883
4.90%, 02/15/29 (Call 11/15/28)	95	110,489
American Tower Corp.
0.60%, 01/15/24	690	685,101
1.30%, 09/15/25 (Call 08/15/25)	232	230,536
1.45%, 09/15/26 (Call 08/15/26)	255	251,198
1.50%, 01/31/28 (Call 11/30/27)	140	134,411
1.60%, 04/15/26 (Call 03/15/26)	470	467,767
1.88%, 10/15/30 (Call 07/15/30)	397	377,682
2.10%, 06/15/30 (Call 03/15/30)	401	389,383
2.30%, 09/15/31 (Call 06/15/31)	360	351,918
2.40%, 03/15/25 (Call 02/15/25)	801	826,456
2.70%, 04/15/31 (Call 01/15/31)	500	509,110
2.75%, 01/15/27 (Call 11/15/26)	574	596,524
2.90%, 01/15/30 (Call 10/15/29)	474	489,770
2.95%, 01/15/25 (Call 12/15/24)	310	324,840
2.95%, 01/15/51 (Call 07/15/50)	1,195	1,155,529
3.00%, 06/15/23	585	606,429
3.10%, 06/15/50 (Call 12/15/49)	267	265,195
3.13%, 01/15/27 (Call 10/15/26)	530	559,192
3.38%, 05/15/24 (Call 04/15/24)	420	443,566
3.38%, 10/15/26 (Call 07/15/26)	280	299,384
3.50%, 01/31/23	599	620,253
3.55%, 07/15/27 (Call 04/15/27)	399	430,306
3.60%, 01/15/28 (Call 10/15/27)	569	616,443
3.70%, 10/15/49 (Call 04/15/49)	271	296,119
3.80%, 08/15/29 (Call 05/15/29)	992	1,090,635
3.95%, 03/15/29 (Call 12/15/28)	307	339,158
4.00%, 06/01/25 (Call 03/01/25)	496	536,523
4.40%, 02/15/26 (Call 11/15/25)	315	348,428
5.00%, 02/15/24	413	449,914
Apollo Commercial Real Estate Finance Inc., 4.63%, 06/15/29 (Call 06/15/24)(b)	231	222,229

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
AvalonBay Communities Inc.
2.05%, 01/15/32 (Call 10/15/31)	$630	$617,872
2.30%, 03/01/30 (Call 12/01/29)	82	83,124
2.45%, 01/15/31 (Call 10/15/30)	565	578,351
2.90%, 10/15/26 (Call 07/15/26)	246	261,331
2.95%, 05/11/26 (Call 02/11/26)	195	207,162
3.20%, 01/15/28 (Call 10/15/27)	28	30,166
3.30%, 06/01/29 (Call 03/01/29)	202	219,079
3.35%, 05/15/27 (Call 02/15/27)	99	107,521
3.45%, 06/01/25 (Call 03/03/25)	224	239,980
3.50%, 11/15/24 (Call 08/15/24)	50	53,480
3.50%, 11/15/25 (Call 08/15/25)	30	32,318
3.90%, 10/15/46 (Call 04/15/46)	255	305,051
4.15%, 07/01/47 (Call 01/01/47)	200	248,298
4.20%, 12/15/23 (Call 09/16/23)	70	74,553
4.35%, 10/15/47 (Call 10/15/47)	113	144,825
Blackstone Mortgage Trust Inc., 3.75%, 01/15/27 (Call 10/15/26)(b)	225	223,709
Boston Properties LP
2.45%, 10/01/33 (Call 07/01/33)	715	692,506
2.55%, 04/01/32 (Call 01/01/32)	632	628,770
2.75%, 10/01/26 (Call 07/01/26)	705	737,014
2.90%, 03/15/30 (Call 12/15/29)	231	237,126
3.13%, 09/01/23 (Call 06/01/23)	356	369,243
3.20%, 01/15/25 (Call 10/15/24)	440	463,795
3.25%, 01/30/31 (Call 10/30/30)	645	676,579
3.40%, 06/21/29 (Call 03/21/29)	720	771,948
3.65%, 02/01/26 (Call 11/03/25)	1,090	1,176,197
3.80%, 02/01/24 (Call 11/01/23)	424	447,672
4.50%, 12/01/28 (Call 09/01/28)	648	740,139
Brandywine Operating Partnership LP
3.95%, 11/15/27 (Call 08/15/27)	185	199,352
4.10%, 10/01/24 (Call 07/01/24)	50	53,426
4.55%, 10/01/29 (Call 07/01/29)	102	113,363
Brixmor Operating Partnership LP
2.25%, 04/01/28 (Call 02/01/28)	215	214,785
2.50%, 08/16/31 (Call 05/16/31)	300	293,313
3.65%, 06/15/24 (Call 04/15/24)	210	222,671
3.85%, 02/01/25 (Call 11/01/24)	170	182,152
3.90%, 03/15/27 (Call 12/15/26)	335	362,929
4.05%, 07/01/30 (Call 04/01/30)	564	622,701
4.13%, 06/15/26 (Call 03/15/26)	230	252,418
4.13%, 05/15/29 (Call 02/15/29)	160	178,670
Broadstone Net Lease LLC, 2.60%, 09/15/31 (Call 06/15/31)	490	481,592
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL
4.50%, 04/01/27 (Call 10/01/23)(b)	405	395,199
5.75%, 05/15/26 (Call 05/15/22)(b)	462	477,777
Camden Property Trust
2.80%, 05/15/30 (Call 02/15/30)	602	630,571
3.15%, 07/01/29 (Call 04/01/29)	280	300,639
3.35%, 11/01/49 (Call 05/01/49)	195	216,684
4.10%, 10/15/28 (Call 07/15/28)	42	47,709
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	626	654,107
Champion MTN Ltd., 2.95%, 06/15/30(d)	200	205,634
Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV, 4.96%, 07/18/29 (Call 04/18/29)(d)	400	432,948

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332, 4.38%, 07/22/31 (Call 04/22/31)(c)(d)	$400	$384,028
Columbia Property Trust Operating Partnership LP
3.65%, 08/15/26 (Call 05/15/26)	140	147,503
4.15%, 04/01/25 (Call 01/01/25)	25	26,807
Corporate Office Properties LP
2.00%, 01/15/29 (Call 11/15/28)	105	101,649
2.25%, 03/15/26 (Call 02/15/26)	35	35,527
5.00%, 07/01/25 (Call 04/01/25)	195	215,643
Crown Castle International Corp.
1.05%, 07/15/26 (Call 06/15/26)	1,535	1,486,494
1.35%, 07/15/25 (Call 06/15/25)	240	238,944
2.10%, 04/01/31 (Call 01/01/31)	587	562,804
2.25%, 01/15/31 (Call 10/15/30)	485	471,745
2.50%, 07/15/31 (Call 04/15/31)	15	14,857
2.90%, 04/01/41 (Call 10/01/40)	500	482,720
3.10%, 11/15/29 (Call 08/15/29)	122	127,536
3.15%, 07/15/23 (Call 06/15/23)	302	313,681
3.20%, 09/01/24 (Call 07/01/24)	431	454,162
3.25%, 01/15/51 (Call 07/15/50)	366	368,185
3.30%, 07/01/30 (Call 04/01/30)	312	329,787
3.65%, 09/01/27 (Call 06/01/27)	329	356,896
3.70%, 06/15/26 (Call 03/15/26)	492	531,862
3.80%, 02/15/28 (Call 11/15/27)	677	742,080
4.00%, 03/01/27 (Call 12/01/26)	242	266,077
4.00%, 11/15/49 (Call 05/15/49)	485	543,093
4.15%, 07/01/50 (Call 01/01/50)	30	34,670
4.30%, 02/15/29 (Call 11/15/28)	405	456,848
4.45%, 02/15/26 (Call 11/15/25)	448	495,672
4.75%, 05/15/47 (Call 11/15/46)	432	536,060
5.20%, 02/15/49 (Call 08/15/48)	449	588,334
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28 (Call 03/30/28)(b)	100	101,738
CubeSmart LP
2.00%, 02/15/31 (Call 11/15/30)	50	48,465
3.00%, 02/15/30 (Call 11/15/29)	60	62,726
3.13%, 09/01/26 (Call 06/01/26)	250	264,040
4.00%, 11/15/25 (Call 08/15/25)	450	488,016
4.38%, 12/15/23 (Call 09/15/23)	49	52,167
4.38%, 02/15/29 (Call 11/15/28)	67	76,019
CyrusOne LP/CyrusOne Finance Corp.
2.15%, 11/01/30 (Call 08/01/30)	445	423,809
2.90%, 11/15/24 (Call 10/15/24)	507	528,669
3.45%, 11/15/29 (Call 08/15/29)	331	346,487
Digital Realty Trust LP
3.60%, 07/01/29 (Call 04/01/29)	869	944,673
3.70%, 08/15/27 (Call 05/15/27)	615	673,806
4.45%, 07/15/28 (Call 04/15/28)	263	300,212
4.75%, 10/01/25 (Call 07/01/25)	184	205,708
Diversified Healthcare Trust
4.38%, 03/01/31 (Call 09/01/30)	240	233,268
4.75%, 05/01/24 (Call 11/01/23)	200	206,740
4.75%, 02/15/28 (Call 08/15/27)	242	241,281
9.75%, 06/15/25 (Call 06/15/22)	425	461,665
Duke Realty LP
1.75%, 07/01/30 (Call 04/01/30)	483	461,637
1.75%, 02/01/31 (Call 11/01/30)	610	579,854
2.88%, 11/15/29 (Call 08/15/29)	355	372,125
3.05%, 03/01/50 (Call 09/01/49)	157	157,564
3.38%, 12/15/27 (Call 09/15/27)	240	258,828

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
4.00%, 09/15/28 (Call 06/15/28)	$177	$199,005
EPR Properties
3.60%, 11/15/31 (Call 08/15/31)	400	400,992
3.75%, 08/15/29 (Call 05/15/29)	305	313,058
4.50%, 04/01/25 (Call 01/01/25)	250	267,807
4.50%, 06/01/27 (Call 03/01/27)	285	306,412
4.75%, 12/15/26 (Call 09/15/26)	235	255,266
4.95%, 04/15/28 (Call 01/15/28)	250	274,172
Equinix Inc.
1.00%, 09/15/25 (Call 08/15/25)	794	777,882
1.25%, 07/15/25 (Call 06/15/25)	205	203,292
1.45%, 05/15/26 (Call 04/15/26)	400	395,296
1.55%, 03/15/28 (Call 01/15/28)	495	480,016
1.80%, 07/15/27 (Call 05/15/27)	300	298,323
2.00%, 05/15/28 (Call 03/15/28)	290	286,581
2.15%, 07/15/30 (Call 04/15/30)	558	543,581
2.50%, 05/15/31 (Call 02/15/31)	855	855,009
2.63%, 11/18/24 (Call 10/18/24)	201	208,765
2.90%, 11/18/26 (Call 09/18/26)	586	615,112
2.95%, 09/15/51 (Call 03/15/51)	440	420,803
3.00%, 07/15/50 (Call 01/15/50)	367	355,799
3.20%, 11/18/29 (Call 08/18/29)	312	328,807
3.40%, 02/15/52 (Call 08/15/51)	305	317,590
ERP Operating LP
1.85%, 08/01/31 (Call 05/01/31)	180	173,846
2.50%, 02/15/30 (Call 11/15/29)	198	202,940
2.85%, 11/01/26 (Call 08/01/26)	264	278,446
3.00%, 04/15/23 (Call 01/15/23)	105	108,046
3.00%, 07/01/29 (Call 04/01/29)	305	323,876
3.25%, 08/01/27 (Call 05/01/27)	60	64,613
3.50%, 03/01/28 (Call 12/01/27)	97	105,929
4.00%, 08/01/47 (Call 02/01/47)	233	281,998
4.15%, 12/01/28 (Call 09/01/28)	520	590,132
4.50%, 07/01/44 (Call 01/01/44)	335	420,710
4.50%, 06/01/45 (Call 12/01/44)	125	159,104
Essex Portfolio LP
1.65%, 01/15/31 (Call 10/15/30)	232	215,955
1.70%, 03/01/28 (Call 01/01/28)	193	188,221
2.55%, 06/15/31 (Call 03/15/31)	135	135,961
2.65%, 03/15/32 (Call 12/15/31)	559	562,852
2.65%, 09/01/50 (Call 03/01/50)	265	243,887
3.00%, 01/15/30 (Call 10/15/29)	210	220,382
3.25%, 05/01/23 (Call 02/01/23)	145	149,601
3.38%, 04/15/26 (Call 01/15/26)	225	240,669
3.50%, 04/01/25 (Call 01/01/25)	52	55,414
3.63%, 05/01/27 (Call 02/01/27)	5	5,429
3.88%, 05/01/24 (Call 02/01/24)	285	302,622
4.00%, 03/01/29 (Call 12/01/28)	225	251,224
4.50%, 03/15/48 (Call 09/15/47)	90	112,032
Extra Space Storage LP
2.35%, 03/15/32 (Call 12/15/31)	185	180,070
2.55%, 06/01/31 (Call 03/01/31)	255	253,855
Federal Realty Investment Trust
1.25%, 02/15/26 (Call 01/15/26)	191	188,889
3.20%, 06/15/29 (Call 03/15/29)	105	111,473
3.25%, 07/15/27 (Call 04/15/27)	150	160,316
3.50%, 06/01/30 (Call 03/01/30)	780	842,057
3.95%, 01/15/24 (Call 10/15/23)	90	95,217
4.50%, 12/01/44 (Call 06/01/44)	281	337,402

110	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
GEO Group Inc. (The)
5.13%, 04/01/23 (Call 11/29/21)(c)	$150	$144,573
5.88%, 10/15/24 (Call 10/15/22)(c)	100	90,360
6.00%, 04/15/26 (Call 04/15/22)(c)	175	152,101
Global Net Lease Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (Call 09/15/27)(b)	255	251,374
GLP Capital LP/GLP Financing II Inc.
3.35%, 09/01/24 (Call 06/03/24)	393	412,041
4.00%, 01/15/30 (Call 10/17/29)	445	472,817
4.00%, 01/15/31 (Call 10/15/30)	625	665,281
5.25%, 06/01/25 (Call 03/01/25)	588	652,945
5.30%, 01/15/29 (Call 10/15/28)	382	437,799
5.38%, 11/01/23 (Call 08/01/23)	786	844,062
5.38%, 04/15/26 (Call 01/15/26)	975	1,100,482
5.75%, 06/01/28 (Call 03/03/28)	583	678,128
Goodman U.S. Finance Three LLC, 3.70%, 03/15/28 (Call 12/15/27)(b)	445	478,722
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/26 (Call 03/15/26)(b)	485	483,603
3.75%, 09/15/30(b)	200	198,916
6.00%, 04/15/25 (Call 04/15/22)(b)	260	270,824
Healthcare Realty Trust Inc.
2.05%, 03/15/31 (Call 12/15/30)	605	582,809
3.63%, 01/15/28 (Call 10/15/27)	55	59,769
Healthcare Trust of America Holdings LP
2.00%, 03/15/31 (Call 12/15/30)	646	609,843
3.10%, 02/15/30 (Call 11/15/29)	260	269,360
3.50%, 08/01/26 (Call 05/01/26)	758	812,030
3.75%, 07/01/27 (Call 04/01/27)	140	153,143
Healthpeak Properties Inc.
1.35%, 02/01/27 (Call 01/01/27)	75	73,556
2.88%, 01/15/31 (Call 10/15/30)	195	202,410
3.00%, 01/15/30 (Call 10/15/29)	265	278,777
3.25%, 07/15/26 (Call 05/15/26)	464	496,336
3.40%, 02/01/25 (Call 11/01/24)	8	8,469
3.50%, 07/15/29 (Call 04/15/29)	390	425,334
4.00%, 06/01/25 (Call 03/01/25)	75	81,360
6.75%, 02/01/41 (Call 08/01/40)	236	355,600
Highwoods Realty LP
2.60%, 02/01/31 (Call 11/01/30)	197	197,282
3.05%, 02/15/30 (Call 11/15/29)	385	400,100
4.13%, 03/15/28 (Call 12/15/27)	102	113,116
4.20%, 04/15/29 (Call 01/15/29)	160	178,344
Host Hotels & Resorts LP
3.88%, 04/01/24 (Call 02/01/24)	120	126,444
Series D, 3.75%, 10/15/23 (Call 07/15/23)	14	14,598
Series E, 4.00%, 06/15/25 (Call 03/15/25)	410	437,072
Series F, 4.50%, 02/01/26 (Call 11/01/25)	527	572,122
Series H, 3.38%, 12/15/29 (Call 09/16/29)	205	210,045
Series I, 3.50%, 09/15/30 (Call 06/15/30)	427	440,809
Hudson Pacific Properties LP
3.25%, 01/15/30 (Call 10/15/29)	250	260,985
3.95%, 11/01/27 (Call 08/01/27)	144	155,795
4.65%, 04/01/29 (Call 01/01/29)	94	107,244
Invitation Homes Operating Partnership LP, 2.00%, 08/15/31 (Call 05/15/31)	145	137,525
Iron Mountain Inc.
4.50%, 02/15/31 (Call 02/15/26)(b)	520	524,378
4.88%, 09/15/27 (Call 09/15/22)(b)	500	515,595
4.88%, 09/15/29 (Call 09/15/24)(b)	510	527,258

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
5.00%, 07/15/28 (Call 07/15/23)(b)	$265	$273,745
5.25%, 03/15/28 (Call 12/27/22)(b)	375	391,009
5.25%, 07/15/30 (Call 07/15/25)(b)	635	663,759
5.63%, 07/15/32 (Call 07/15/26)(b)	308	329,218
iStar Inc.
4.25%, 08/01/25 (Call 05/01/25)	270	277,760
4.75%, 10/01/24 (Call 07/01/24)	400	422,988
5.50%, 02/15/26 (Call 08/15/22)	275	286,330
Kilroy Realty LP
2.50%, 11/15/32 (Call 08/15/32)	485	474,849
2.65%, 11/15/33 (Call 08/15/33)	400	391,340
3.05%, 02/15/30 (Call 11/15/29)	115	119,908
3.45%, 12/15/24 (Call 09/15/24)	130	137,770
4.25%, 08/15/29 (Call 05/15/29)	312	350,395
4.38%, 10/01/25 (Call 07/01/25)	9	9,911
4.75%, 12/15/28 (Call 09/15/28)	120	138,292
Kimco Realty Corp.
1.90%, 03/01/28 (Call 01/01/28)	55	54,290
2.25%, 12/01/31 (Call 09/01/31)	125	121,668
2.70%, 03/01/24 (Call 01/01/24)	55	56,933
2.70%, 10/01/30 (Call 07/01/30)	275	282,397
2.80%, 10/01/26 (Call 07/01/26)	218	228,941
3.13%, 06/01/23 (Call 03/01/23)	515	531,372
3.30%, 02/01/25 (Call 12/01/24)	235	248,623
3.40%, 11/01/22 (Call 09/01/22)	291	297,681
3.70%, 10/01/49 (Call 04/01/49)	135	148,103
3.80%, 04/01/27 (Call 01/01/27)	105	115,439
4.13%, 12/01/46 (Call 06/01/46)	107	123,902
4.25%, 04/01/45 (Call 10/01/44)	185	217,140
4.45%, 09/01/47 (Call 03/01/47)	380	462,464
Kite Realty Group LP, 4.00%, 10/01/26 (Call 07/01/26)	90	95,842
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/27 (Call 02/01/23)(b)	355	356,619
4.75%, 06/15/29 (Call 06/15/24)(b)	320	322,672
5.25%, 10/01/25 (Call 10/01/22)(b)	175	177,249
Lexington Realty Trust, 2.70%, 09/15/30 (Call 06/15/30)	100	100,234
Life Storage LP
2.20%, 10/15/30 (Call 07/15/30)	355	348,908
2.40%, 10/15/31 (Call 07/15/31)	175	172,620
3.88%, 12/15/27 (Call 09/15/27)	345	383,195
4.00%, 06/15/29 (Call 03/15/29)	213	236,609
LifeStorage LP/CA, 3.50%, 07/01/26 (Call 04/01/26)	306	330,205
Link Finance Cayman 2009 Ltd. (The), 2.88%, 07/21/26(d)	200	207,118
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
3.88%, 02/15/29 (Call 11/15/28)(b)	365	386,579
4.50%, 09/01/26 (Call 06/01/26)	230	249,559
4.50%, 01/15/28 (Call 10/15/27)	75	81,939
4.63%, 06/15/25 (Call 03/15/25)(b)	440	473,598
5.63%, 05/01/24 (Call 02/01/24)	573	621,843
5.75%, 02/01/27 (Call 11/01/26)	365	416,717
Mid-America Apartments LP
1.10%, 09/15/26 (Call 08/15/26)	250	243,685
1.70%, 02/15/31 (Call 11/15/30)	370	350,168
2.75%, 03/15/30 (Call 12/15/29)	238	246,009
2.88%, 09/15/51 (Call 03/15/51)	110	108,356
3.60%, 06/01/27 (Call 03/01/27)	284	309,870

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.75%, 06/15/24 (Call 03/13/24)	$75	$79,739
3.95%, 03/15/29 (Call 12/15/28)	135	151,903
4.00%, 11/15/25 (Call 08/15/25)	146	159,117
4.20%, 06/15/28 (Call 03/15/28)	527	598,361
4.30%, 10/15/23 (Call 07/15/23)	35	37,065
MPT Operating Partnership LP/MPT Finance Corp.
3.50%, 03/15/31 (Call 03/15/26)	675	680,758
4.63%, 08/01/29 (Call 08/01/24)	424	448,978
5.00%, 10/15/27 (Call 09/07/22)	620	652,513
5.25%, 08/01/26 (Call 08/01/22)	135	139,204
National Health Investors Inc., 3.00%, 02/01/31 (Call 11/01/30)	408	391,541
National Retail Properties Inc.
2.50%, 04/15/30 (Call 01/15/30)	56	56,602
3.00%, 04/15/52 (Call 10/15/51)	40	39,223
3.10%, 04/15/50 (Call 10/15/49)	215	213,759
3.50%, 10/15/27 (Call 07/15/27)	50	53,662
3.50%, 01/15/50 (Call 01/15/50)	120	127,622
3.60%, 12/15/26 (Call 09/15/26)	372	400,584
3.90%, 06/15/24 (Call 03/15/24)	82	87,286
4.00%, 11/15/25 (Call 08/15/25)	25	27,364
4.30%, 10/15/28 (Call 07/15/28)	20	22,598
4.80%, 04/25/48 (Call 04/25/48)	123	156,998
New Residential Investment Corp., 6.25%, 10/15/25 (Call 10/15/22)(b)	290	290,710
Office Properties Income Trust
2.65%, 06/15/26 (Call 05/15/26)	30	30,015
3.45%, 10/15/31 (Call 07/15/31)	10	9,765
4.25%, 05/15/24 (Call 02/15/24)	600	632,526
4.50%, 02/01/25 (Call 11/01/24)	505	537,184
Omega Healthcare Investors Inc.
3.25%, 04/15/33 (Call 01/15/33)	400	394,272
3.38%, 02/01/31 (Call 11/01/30)	240	243,634
3.63%, 10/01/29 (Call 07/01/29)	240	250,704
4.38%, 08/01/23 (Call 06/01/23)	146	153,706
4.50%, 01/15/25 (Call 10/15/24)	10	10,810
4.50%, 04/01/27 (Call 01/01/27)	330	364,257
4.75%, 01/15/28 (Call 10/15/27)	613	684,715
4.95%, 04/01/24 (Call 01/01/24)	153	165,073
5.25%, 01/15/26 (Call 10/15/25)	220	247,179
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
4.88%, 05/15/29 (Call 05/15/24)(b)	380	385,768
5.88%, 10/01/28 (Call 10/01/23)(b)	355	372,722
7.50%, 06/01/25 (Call 06/01/22)(b)	120	127,471
Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31 (Call 08/15/31)	950	933,033
Physicians Realty LP
2.63%, 11/01/31 (Call 08/01/31)	100	99,859
3.95%, 01/15/28 (Call 10/15/27)	55	60,544
4.30%, 03/15/27 (Call 12/15/26)	115	128,564
Piedmont Operating Partnership LP
3.15%, 08/15/30 (Call 05/15/30)	135	138,173
4.45%, 03/15/24 (Call 12/15/23)	25	26,549
Prologis LP
1.25%, 10/15/30 (Call 07/15/30)	521	485,384
2.13%, 04/15/27 (Call 02/15/27)	443	453,034
2.13%, 10/15/50 (Call 04/15/50)	388	338,200
2.25%, 04/15/30 (Call 01/15/30)	566	571,400
3.00%, 04/15/50 (Call 10/15/49)	188	196,103

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
3.25%, 10/01/26 (Call 07/01/26)	$230	$247,878
3.88%, 09/15/28 (Call 06/15/28)	205	231,295
4.38%, 02/01/29 (Call 11/01/28)	310	359,389
4.38%, 09/15/48 (Call 03/15/48)	205	263,169
Public Storage
0.88%, 02/15/26 (Call 01/15/26)	65	63,693
1.85%, 05/01/28 (Call 03/01/28)	700	699,706
2.30%, 05/01/31 (Call 02/01/31)	575	580,646
3.09%, 09/15/27 (Call 06/15/27)	550	593,048
3.39%, 05/01/29 (Call 02/01/29)	390	426,403
Rayonier LP, 2.75%, 05/17/31 (Call 02/17/31)	680	675,532
Realty Income Corp.
0.75%, 03/15/26 (Call 02/15/26)	1,106	1,071,614
1.80%, 03/15/33 (Call 12/15/32)	275	259,014
3.00%, 01/15/27 (Call 10/15/26)	201	213,472
3.25%, 06/15/29 (Call 03/15/29)	180	195,746
3.25%, 01/15/31 (Call 10/15/30)	445	479,474
3.65%, 01/15/28 (Call 10/15/27)	190	209,251
3.88%, 07/15/24 (Call 04/15/24)	60	64,202
3.88%, 04/15/25 (Call 02/15/25)	85	92,306
4.13%, 10/15/26 (Call 07/15/26)	495	552,316
4.65%, 08/01/23 (Call 05/01/23)	362	383,984
4.65%, 03/15/47 (Call 09/15/46)	105	137,855
Regency Centers LP
2.95%, 09/15/29 (Call 06/15/29)	220	229,654
3.60%, 02/01/27 (Call 11/01/26)	155	168,637
3.70%, 06/15/30 (Call 03/15/30)	170	186,094
4.13%, 03/15/28 (Call 12/15/27)	210	235,024
4.40%, 02/01/47 (Call 08/01/46)	145	173,227
4.65%, 03/15/49 (Call 09/15/48)	285	356,159
Retail Properties of America Inc., 4.75%, 09/15/30 (Call 06/15/30)	188	206,625
Rexford Industrial Realty LP
2.13%, 12/01/30 (Call 09/01/30)	270	259,346
2.15%, 09/01/31 (Call 06/01/31)	355	339,511
RHP Hotel Properties LP/RHP Finance Corp.
4.50%, 02/15/29 (Call 02/15/24)(b)	295	293,239
4.75%, 10/15/27 (Call 10/15/22)	325	333,190
RLJ Lodging Trust LP
3.75%, 07/01/26 (Call 07/01/23)(b)	260	262,631
4.00%, 09/15/29 (Call 09/15/24)(b)	235	234,415
Sabra Health Care LP
3.20%, 12/01/31 (Call 09/01/31)	400	391,392
3.90%, 10/15/29 (Call 07/15/29)	261	272,928
5.13%, 08/15/26 (Call 05/15/26)	637	707,032
Safehold Operating Partnership LP, 2.80%, 06/15/31 (Call 03/15/31)	625	622,475
SBA Communications Corp.
3.13%, 02/01/29 (Call 02/01/24)(b)	755	724,959
3.88%, 02/15/27 (Call 02/15/23)	655	675,194
4.88%, 09/01/24 (Call 09/01/22)	195	197,436
Scentre Group Trust 1/Scentre Group Trust 2
3.50%, 02/12/25 (Call 11/12/24)(b)	215	227,449
3.63%, 01/28/26 (Call 12/28/25)(b)	5	5,372
4.38%, 05/28/30 (Call 02/28/30)(b)	15	17,219
Scentre Group Trust 2
4.75%, 09/24/80 (Call 06/24/26)(a)(b)	825	871,373
5.13%, 09/24/80 (Call 06/24/30)(a)(b)	550	583,825
Service Properties Trust 3.95%, 01/15/28 (Call 07/15/27)	205	191,493

112	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
4.35%, 10/01/24 (Call 09/01/24)	$381	$383,945
4.38%, 02/15/30 (Call 08/15/29)	210	197,621
4.50%, 06/15/23 (Call 12/15/22)	250	255,593
4.50%, 03/15/25 (Call 09/15/24)	180	180,054
4.65%, 03/15/24 (Call 09/15/23)	300	302,847
4.75%, 10/01/26 (Call 08/01/26)	243	240,650
4.95%, 02/15/27 (Call 08/15/26)	200	197,022
4.95%, 10/01/29 (Call 07/01/29)	254	245,110
5.25%, 02/15/26 (Call 08/15/25)	185	186,928
5.50%, 12/15/27 (Call 09/15/27)	225	235,769
7.50%, 09/15/25 (Call 06/15/25)	415	458,978
Simon Property Group LP
1.38%, 01/15/27 (Call 10/15/26)	200	196,432
1.75%, 02/01/28 (Call 11/01/27)	282	276,986
2.00%, 09/13/24 (Call 06/13/24)	655	672,043
2.20%, 02/01/31 (Call 11/01/30)	335	328,243
2.25%, 01/15/32 (Call 10/15/31)	205	199,110
2.45%, 09/13/29 (Call 06/13/29)	859	872,332
2.65%, 07/15/30 (Call 04/15/30)	575	587,650
2.75%, 06/01/23 (Call 03/01/23)	724	744,909
3.25%, 11/30/26 (Call 08/30/26)	325	348,614
3.25%, 09/13/49 (Call 03/13/49)	375	388,507
3.30%, 01/15/26 (Call 10/15/25)	906	972,573
3.38%, 10/01/24 (Call 07/01/24)	800	850,000
3.38%, 06/15/27 (Call 03/15/27)	389	420,112
3.38%, 12/01/27 (Call 09/01/27)	209	225,003
3.50%, 09/01/25 (Call 06/01/25)	246	264,962
3.75%, 02/01/24 (Call 11/01/23)	270	285,476
3.80%, 07/15/50 (Call 01/15/50)	465	526,557
4.25%, 10/01/44 (Call 04/01/44)	187	218,091
4.25%, 11/30/46 (Call 05/30/46)	435	516,745
4.75%, 03/15/42 (Call 09/15/41)	19	23,348
6.75%, 02/01/40 (Call 11/01/39)	437	647,630
SITE Centers Corp.
3.63%, 02/01/25 (Call 11/01/24)	365	383,670
4.25%, 02/01/26 (Call 11/01/25)	110	118,231
4.70%, 06/01/27 (Call 03/01/27)	355	396,343
SL Green Realty Corp., 4.50%, 12/01/22 (Call 09/01/22)(c)	240	247,186
Spirit Realty LP
2.10%, 03/15/28 (Call 01/15/28)	125	122,729
2.70%, 02/15/32 (Call 11/15/31)	10	9,895
3.20%, 01/15/27 (Call 11/15/26)	137	144,354
3.40%, 01/15/30 (Call 10/15/29)	230	242,273
4.00%, 07/15/29 (Call 04/15/29)	95	104,532
4.45%, 09/15/26 (Call 06/15/26)	380	420,485
Starwood Property Trust Inc.
3.63%, 07/15/26 (Call 01/15/26)(b)	205	205,068
4.75%, 03/15/25 (Call 09/15/24)	310	325,776
5.50%, 11/01/23 (Call 08/01/23)(b)	105	110,210
STORE Capital Corp.
2.75%, 11/18/30 (Call 08/18/30)	210	210,000
4.50%, 03/15/28 (Call 12/15/27)	113	126,671
4.63%, 03/15/29 (Call 12/15/28)	135	152,296
Sun Communities Operating LP
2.30%, 11/01/28 (Call 09/01/28)	310	307,697
2.70%, 07/15/31 (Call 04/15/31)	835	838,340
Tanger Properties LP
3.13%, 09/01/26 (Call 06/01/26)	190	196,945
3.88%, 07/15/27 (Call 04/15/27)	110	118,624

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Trust Fibra Uno
4.87%, 01/15/30 (Call 10/28/29)(d)	$1,000	$1,070,690
5.25%, 12/15/24 (Call 09/15/24)(d)	200	218,080
5.25%, 01/30/26 (Call 10/30/25)(d)	200	219,262
6.39%, 01/15/50 (Call 07/28/49)(d)	400	467,464
6.95%, 01/30/44 (Call 07/30/43)(d)	200	243,482
UDR Inc.
1.90%, 03/15/33 (Call 12/15/32)	135	125,418
2.10%, 08/01/32 (Call 05/01/32)	240	230,129
2.95%, 09/01/26 (Call 06/01/26)	334	351,064
3.00%, 08/15/31 (Call 05/15/31)	650	675,623
3.10%, 11/01/34 (Call 08/01/34)	90	93,422
3.20%, 01/15/30 (Call 10/15/29)	505	539,037
3.50%, 07/01/27 (Call 04/01/27)	155	167,696
3.50%, 01/15/28 (Call 10/15/27)	150	161,976
4.40%, 01/26/29 (Call 10/26/28)	298	339,306
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC
6.00%, 01/15/30 (Call 01/15/25)(b)	360	355,403
7.13%, 12/15/24 (Call 12/15/21)(b)	265	271,718
7.88%, 02/15/25 (Call 02/15/22)(b)	990	1,042,242
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
4.75%, 04/15/28 (Call 04/15/24)(b)	290	291,317
6.50%, 02/15/29 (Call 02/15/24)(b)	540	546,313
Ventas Realty LP
2.50%, 09/01/31 (Call 06/01/31)	700	690,032
2.65%, 01/15/25 (Call 12/15/24)	79	82,042
3.00%, 01/15/30 (Call 10/15/29)	130	134,945
3.25%, 10/15/26 (Call 07/15/26)	351	374,398
3.50%, 04/15/24 (Call 03/15/24)	497	525,950
3.50%, 02/01/25 (Call 11/01/24)	251	266,544
3.75%, 05/01/24 (Call 02/01/24)	66	69,738
3.85%, 04/01/27 (Call 01/01/27)	172	188,371
4.00%, 03/01/28 (Call 12/01/27)	189	209,454
4.13%, 01/15/26 (Call 10/15/25)	330	361,241
4.38%, 02/01/45 (Call 08/01/44)	110	129,313
4.40%, 01/15/29 (Call 10/15/28)	183	208,192
4.75%, 11/15/30 (Call 08/15/30)	605	708,443
4.88%, 04/15/49 (Call 10/15/48)	180	227,905
5.70%, 09/30/43 (Call 03/30/43)	80	107,322
VEREIT Operating Partnership LP
2.20%, 06/15/28 (Call 04/15/28)	388	389,230
2.85%, 12/15/32 (Call 09/15/32)	50	51,784
3.10%, 12/15/29 (Call 09/15/29)	275	292,237
3.40%, 01/15/28 (Call 11/15/27)	259	278,005
3.95%, 08/15/27 (Call 05/15/27)	795	879,954
4.60%, 02/06/24 (Call 11/06/23)	277	296,833
4.63%, 11/01/25 (Call 09/01/25)	1,035	1,154,180
4.88%, 06/01/26 (Call 03/01/26)	368	415,984
VICI Properties LP/VICI Note Co. Inc.
3.50%, 02/15/25 (Call 02/15/22)(b)	305	310,764
3.75%, 02/15/27 (Call 02/15/23)(b)	450	462,433
4.13%, 08/15/30 (Call 02/15/25)(b)	500	524,855
4.25%, 12/01/26 (Call 12/01/22)(b)	605	626,986
4.63%, 12/01/29 (Call 12/01/24)(b)	489	522,208
Vornado Realty LP
2.15%, 06/01/26 (Call 05/01/26)	80	80,589
3.50%, 01/15/25 (Call 11/15/24)	305	321,973

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
WEA Finance LLC
2.88%, 01/15/27 (Call 11/15/26)(b)	$350	$360,286
3.50%, 06/15/29 (Call 03/15/29)(b)	185	192,607
4.13%, 09/20/28 (Call 06/20/28)(b)	110	119,163
4.63%, 09/20/48 (Call 03/20/48)(b)	415	454,346
WEA Finance LLC/Westfield UK & Europe Finance PLC
3.75%, 09/17/24 (Call 06/17/24)(b)	542	573,046
4.75%, 09/17/44 (Call 03/17/44)(b)	254	277,871
Welltower Inc.
2.05%, 01/15/29 (Call 11/15/28)	105	103,423
2.70%, 02/15/27 (Call 12/15/26)	160	166,990
2.75%, 01/15/31 (Call 10/15/30)	110	112,935
2.80%, 06/01/31 (Call 03/01/31)	510	523,194
3.10%, 01/15/30 (Call 10/15/29)	215	226,296
3.63%, 03/15/24 (Call 02/15/24)	212	224,868
4.00%, 06/01/25 (Call 03/01/25)	844	914,617
4.13%, 03/15/29 (Call 09/15/28)	140	157,122
4.25%, 04/01/26 (Call 01/01/26)	76	84,089
4.25%, 04/15/28 (Call 01/15/28)	425	480,241
4.50%, 01/15/24 (Call 10/15/23)	113	120,594
4.95%, 09/01/48 (Call 03/01/48)	225	295,751
6.50%, 03/15/41 (Call 09/15/40)	190	277,413
Weyerhaeuser Co.
4.00%, 11/15/29 (Call 08/15/29)	368	412,576
4.00%, 04/15/30 (Call 01/15/30)	428	480,169
6.95%, 10/01/27	67	84,697
7.38%, 03/15/32	944	1,337,893
WP Carey Inc.
2.25%, 04/01/33 (Call 01/01/33)	730	695,427
2.40%, 02/01/31 (Call 11/01/30)	110	108,599
2.45%, 02/01/32 (Call 11/01/31)	140	138,327
3.85%, 07/15/29 (Call 04/15/29)	105	115,725
4.60%, 04/01/24 (Call 01/01/24)	305	327,854
XHR LP
4.88%, 06/01/29 (Call 06/01/24)(b)	245	251,294
6.38%, 08/15/25 (Call 08/15/22)(b)	245	258,460
Yuexiu REIT MTN Co. Ltd., 2.65%, 02/02/26(d)	400	388,912

		178,460,782

Retail — 0.9%
1011778 BC ULC/New Red Finance Inc.
3.50%, 02/15/29 (Call 02/15/24)(b)	385	373,073
3.88%, 01/15/28 (Call 09/15/22)(b)	790	788,064
4.00%, 10/15/30 (Call 10/15/25)(b)	1,440	1,396,944
4.38%, 01/15/28 (Call 11/15/22)(b)	375	377,152
5.75%, 04/15/25 (Call 04/15/22)(b)	267	278,422
7-Eleven Inc.
0.63%, 02/10/23 (Call 02/10/22)(b)	5,837	5,827,719
0.80%, 02/10/24 (Call 02/10/23)(b)	5,430	5,399,701
0.95%, 02/10/26 (Call 01/10/26)(b)	2,591	2,519,618
1.30%, 02/10/28 (Call 12/10/27)(b)	3,245	3,090,895
2.50%, 09/10/40 (Call 09/10/40)(b)	60	55,567
2.80%, 08/10/50 (Call 08/10/50)(b)	197	184,672
99 Escrow Issuer Inc., 7.50%, 01/15/26 (Call 01/15/23)(b)(c)	190	172,811
AAG FH LP/AAG FH Finco Inc., 9.75%, 07/15/24 (Call 04/15/24)(b)	32	31,622
Abercrombie & Fitch Management Co., 8.75%, 07/15/25 (Call 07/15/22)(b)	190	205,297
Academy Ltd., 6.00%, 11/15/27 (Call 11/15/23)(b)	220	234,403

Security	Par (000)	Value

Retail (continued)
Advance Auto Parts Inc., 3.90%, 04/15/30 (Call 01/15/30)	$231	$254,779
Alimentation Couche-Tard Inc.
2.95%, 01/25/30 (Call 10/25/29)(b)	403	418,306
3.44%, 05/13/41 (Call 11/13/40)(b)	510	526,034
3.55%, 07/26/27 (Call 04/26/27)(b)	349	377,709
3.63%, 05/13/51 (Call 11/13/50)(b)	410	436,420
3.80%, 01/25/50 (Call 07/25/49)(b)	294	319,169
4.50%, 07/26/47 (Call 01/26/47)(b)	45	53,937
Ambience Merger Sub Inc.
4.88%, 07/15/28 (Call 07/15/23)(b)	155	152,125
7.13%, 07/15/29 (Call 07/15/24)(b)	240	231,247
Arcos Dorados Holdings Inc., 5.88%, 04/04/27 (Call 04/04/22)(d)	150	154,559
Asbury Automotive Group Inc.
4.50%, 03/01/28 (Call 03/01/23)	151	154,129
4.75%, 03/01/30 (Call 03/01/25)	308	314,215
AutoNation Inc.
1.95%, 08/01/28 (Call 06/01/28)	116	113,095
2.40%, 08/01/31 (Call 05/01/31)	335	324,866
3.50%, 11/15/24 (Call 09/15/24)	80	84,898
3.80%, 11/15/27 (Call 08/15/27)	65	70,516
4.50%, 10/01/25 (Call 07/01/25)	170	186,565
4.75%, 06/01/30 (Call 03/01/30)	231	268,427
AutoZone Inc.
1.65%, 01/15/31 (Call 10/15/30)	840	793,128
2.88%, 01/15/23 (Call 10/15/22)	318	324,748
3.13%, 07/15/23 (Call 04/15/23)	120	124,277
3.13%, 04/18/24 (Call 03/18/24)	325	341,039
3.13%, 04/21/26 (Call 01/21/26)	253	269,215
3.25%, 04/15/25 (Call 01/15/25)	55	58,231
3.63%, 04/15/25 (Call 03/15/25)	815	875,343
3.75%, 06/01/27 (Call 03/01/27)	423	465,486
3.75%, 04/18/29 (Call 01/18/29)	225	248,285
4.00%, 04/15/30 (Call 01/15/30)	53	59,650
Bath & Body Works Inc.
5.25%, 02/01/28	275	296,719
6.63%, 10/01/30 (Call 10/01/25)(b)	490	548,320
6.69%, 01/15/27	200	229,158
6.75%, 07/01/36	386	463,621
6.88%, 11/01/35	501	608,545
6.95%, 03/01/33	175	197,752
7.50%, 06/15/29 (Call 06/15/24)	250	282,465
7.60%, 07/15/37	130	155,081
9.38%, 07/01/25(b)	215	267,600
BCPE Ulysses Intermediate Inc., 7.75%, 04/01/27 (Call 04/01/23), (8.50% PIK)(b)(f)	215	206,118
Beacon Roofing Supply Inc.
4.13%, 05/15/29 (Call 05/15/25)(b)	175	173,126
4.50%, 11/15/26 (Call 11/15/22)(b)(c)	325	336,801
Bed Bath & Beyond Inc.
3.75%, 08/01/24 (Call 05/01/24)(c)	150	152,922
4.92%, 08/01/34 (Call 02/01/34)(c)	115	103,656
5.17%, 08/01/44 (Call 02/01/44)	310	263,708
Best Buy Co. Inc.
1.95%, 10/01/30 (Call 07/01/30)	825	795,787
4.45%, 10/01/28 (Call 07/01/28)	396	452,557
BlueLinx Holdings Inc., 6.00%, 11/15/29 (Call 11/15/24)(b)	175	170,805

114	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Brinker International Inc.
3.88%, 05/15/23	$150	$154,256
5.00%, 10/01/24 (Call 07/01/24)(b)	200	211,852
Carvana Co.
4.88%, 09/01/29 (Call 09/01/24)(b)	375	362,906
5.50%, 04/15/27 (Call 04/15/24)(b)	305	308,090
5.63%, 10/01/25 (Call 10/01/22)(b)	275	281,086
5.88%, 10/01/28 (Call 10/01/23)(b)	290	295,046
CEC Entertainment LLC, 6.75%, 05/01/26 (Call 05/01/23)(b)	315	314,896
CK Hutchison International 20 Ltd., 3.38%, 05/08/50 (Call 11/08/49)(b)	200	217,754
Costco Wholesale Corp.
1.38%, 06/20/27 (Call 04/20/27)	718	712,134
1.60%, 04/20/30 (Call 01/20/30)	577	561,773
1.75%, 04/20/32 (Call 01/20/32)	1,268	1,236,579
2.75%, 05/18/24 (Call 03/18/24)	618	646,891
3.00%, 05/18/27 (Call 02/18/27)	344	372,590
Darden Restaurants Inc.
3.85%, 05/01/27 (Call 02/01/27)	434	471,684
4.55%, 02/15/48 (Call 08/15/47)	250	293,473
Dave & Buster’s Inc., 7.63%, 11/01/25 (Call 11/01/22)(b)	252	270,514
Dollar General Corp.
3.25%, 04/15/23 (Call 01/15/23)	766	789,930
3.50%, 04/03/30 (Call 01/03/30)	330	359,485
3.88%, 04/15/27 (Call 01/15/27)	355	392,325
4.13%, 05/01/28 (Call 02/01/28)	127	143,533
4.13%, 04/03/50 (Call 10/03/49)	183	216,771
4.15%, 11/01/25 (Call 08/01/25)	105	115,432
Dollar Tree Inc.
3.70%, 05/15/23 (Call 04/15/23)	917	955,936
4.00%, 05/15/25 (Call 03/15/25)	320	346,592
4.20%, 05/15/28 (Call 02/15/28)	576	648,703
eG Global Finance PLC
6.75%, 02/07/25 (Call 05/15/22)(b)	200	204,860
8.50%, 10/30/25 (Call 10/30/21)(b)	315	328,161
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%, 04/01/26 (Call 04/01/23)(b)	330	321,357
5.88%, 04/01/29 (Call 04/01/24)(b)	455	442,474
FirstCash Inc., 4.63%, 09/01/28 (Call 09/01/23)(b)	175	180,380
Foot Locker Inc., 4.00%, 10/01/29 (Call 10/01/24)(b)	190	188,446
Foundation Building Materials Inc., 6.00%, 03/01/29 (Call 03/01/24)(b)	265	256,594
Gap Inc. (The)
3.63%, 10/01/29 (Call 10/01/24)(b)	380	372,685
3.88%, 10/01/31 (Call 10/01/26)(b)	365	358,091
Genuine Parts Co., 1.88%, 11/01/30 (Call 08/01/30)	80	75,896
Golden Nugget Inc.
6.75%, 10/15/24 (Call 11/29/21)(b)	600	602,208
8.75%, 10/01/25 (Call 10/01/22)(b)(c)	143	147,879
Group 1 Automotive Inc., 4.00%, 08/15/28 (Call 08/15/23)(b)	375	375,041
Guitar Center Inc., 8.50%, 01/15/26 (Call 01/15/22)(b)	215	229,805
GYP Holdings III Corp., 4.63%, 05/01/29 (Call 05/01/24)(b)	170	169,186
Haidilao International Holding Ltd., 2.15%, 01/14/26(d)	400	380,284
Home Depot Inc. (The)
0.90%, 03/15/28 (Call 01/15/28)	1,147	1,091,462
1.38%, 03/15/31 (Call 12/15/30)	1,655	1,555,534

Security	Par (000)	Value

Retail (continued)
1.50%, 09/15/28 (Call 07/15/28)	$200	$196,202
1.88%, 09/15/31 (Call 06/15/31)	200	195,412
2.13%, 09/15/26 (Call 06/15/26)	60	62,095
2.38%, 03/15/51 (Call 09/15/50)	1,118	1,041,931
2.50%, 04/15/27 (Call 02/15/27)	1,130	1,186,319
2.70%, 04/01/23 (Call 01/01/23)	824	845,844
2.70%, 04/15/30 (Call 01/15/30)	774	816,082
2.75%, 09/15/51 (Call 03/15/51)	200	200,914
2.80%, 09/14/27 (Call 06/14/27)	1,013	1,078,582
2.95%, 06/15/29 (Call 03/15/29)	1,083	1,161,182
3.00%, 04/01/26 (Call 01/01/26)	330	352,565
3.13%, 12/15/49 (Call 06/15/49)	770	822,745
3.30%, 04/15/40 (Call 10/15/39)	1,171	1,274,001
3.35%, 09/15/25 (Call 06/15/25)	464	499,686
3.35%, 04/15/50 (Call 10/15/49)	758	842,479
3.50%, 09/15/56 (Call 03/15/56)	385	438,908
3.75%, 02/15/24 (Call 11/15/23)	315	334,171
3.90%, 12/06/28 (Call 09/06/28)	395	449,072
3.90%, 06/15/47 (Call 12/15/46)	458	549,137
4.20%, 04/01/43 (Call 10/01/42)	454	551,111
4.25%, 04/01/46 (Call 10/01/45)	597	748,745
4.40%, 03/15/45 (Call 09/15/44)	476	605,310
4.50%, 12/06/48 (Call 06/06/48)	480	630,254
4.88%, 02/15/44 (Call 08/15/43)	233	308,615
5.40%, 09/15/40 (Call 03/15/40)	483	661,493
5.88%, 12/16/36	1,381	1,946,961
5.95%, 04/01/41 (Call 10/01/40)	132	190,390
InRetail Consumer, 3.25%, 03/22/28 (Call 01/22/28)(d)	400	393,120
IRB Holding Corp.
6.75%, 02/15/26 (Call 02/15/22)(b)	70	71,637
7.00%, 06/15/25 (Call 06/15/22)(b)	375	397,260
JMH Co. Ltd.
2.50%, 04/09/31 (Call 01/09/31)(d)	200	198,274
2.88%, 04/09/36 (Call 01/09/36)(d)	600	598,050
Ken Garff Automotive LLC, 4.88%, 09/15/28 (Call 09/15/23)(b)	200	202,634
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 06/01/22)(b)	229	237,434
Kohl’s Corp.
3.38%, 05/01/31 (Call 02/01/31)	10	10,153
5.55%, 07/17/45 (Call 01/17/45)	563	656,678
LBM Acquisition LLC, 6.25%, 01/15/29 (Call 01/15/24)(b)	410	397,971
LCM Investments Holdings II LLC, 4.88%, 05/01/29 (Call 05/01/24)(b)	400	410,692
Lithia Motors Inc.
3.88%, 06/01/29 (Call 06/01/24)(b)	400	414,508
4.38%, 01/15/31 (Call 10/15/25)(b)	265	282,442
4.63%, 12/15/27 (Call 12/15/22)(b)	200	211,628
Lowe’s Companies Inc.
1.30%, 04/15/28 (Call 02/15/28)	450	432,499
1.70%, 09/15/28 (Call 07/15/28)	625	613,187
1.70%, 10/15/30 (Call 07/15/30)	535	509,935
2.50%, 04/15/26 (Call 01/15/26)	1,582	1,651,576
2.63%, 04/01/31 (Call 01/01/31)	525	536,020
2.80%, 09/15/41 (Call 03/15/41)	285	279,802
3.00%, 10/15/50 (Call 04/15/50)	643	644,010
3.10%, 05/03/27 (Call 02/03/27)	513	548,956
3.13%, 09/15/24 (Call 06/15/24)	696	734,746
3.38%, 09/15/25 (Call 06/15/25)	525	564,028

S C H E D U L E O F I N V E S T M E N T S	115

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
3.50%, 04/01/51 (Call 10/01/50)	$530	$578,845
3.65%, 04/05/29 (Call 01/05/29)	808	891,741
3.70%, 04/15/46 (Call 10/15/45)	325	360,893
3.88%, 09/15/23 (Call 06/15/23)	75	78,901
4.00%, 04/15/25 (Call 03/15/25)	883	961,410
4.05%, 05/03/47 (Call 11/03/46)	613	715,340
4.38%, 09/15/45 (Call 03/15/45)	120	145,523
4.50%, 04/15/30 (Call 01/15/30)	383	446,329
4.65%, 04/15/42 (Call 10/15/41)	260	321,235
5.00%, 04/15/40 (Call 10/15/39)	283	359,319
5.13%, 04/15/50 (Call 10/15/49)	768	1,058,711
5.50%, 10/15/35	15	19,271
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/26 (Call 02/15/23)(b)	310	314,104
Macy’s Retail Holdings LLC
2.88%, 02/15/23 (Call 11/15/22)	243	245,836
3.63%, 06/01/24 (Call 03/01/24)(c)	215	222,106
4.30%, 02/15/43 (Call 08/15/42)	150	128,753
4.38%, 09/01/23 (Call 06/01/23)	85	88,268
4.50%, 12/15/34 (Call 06/15/34)	195	190,808
5.13%, 01/15/42 (Call 07/15/41)	175	164,700
5.88%, 04/01/29 (Call 04/01/24)(b)	250	266,510
6.38%, 03/15/37	125	132,014
6.70%, 07/15/34(b)(c)	125	142,995
Marks & Spencer PLC, 7.13%, 12/01/37(b)	100	120,134
McDonald’s Corp.
1.45%, 09/01/25 (Call 08/01/25)	30	30,175
2.13%, 03/01/30 (Call 12/01/29)	95	95,169
2.63%, 09/01/29 (Call 06/01/29)	695	721,007
3.25%, 06/10/24	113	119,781
3.30%, 07/01/25 (Call 06/15/25)	710	758,102
3.35%, 04/01/23 (Call 03/01/23)	935	969,875
3.38%, 05/26/25 (Call 02/26/25)	509	544,131
3.50%, 03/01/27 (Call 12/01/26)	255	277,657
3.50%, 07/01/27 (Call 05/01/27)	867	944,475
3.60%, 07/01/30 (Call 04/01/30)	1,110	1,230,946
3.63%, 05/01/43	110	121,089
3.63%, 09/01/49 (Call 03/01/49)	321	359,058
3.70%, 01/30/26 (Call 10/30/25)	829	901,164
3.70%, 02/15/42	150	167,163
3.80%, 04/01/28 (Call 01/01/28)	706	785,390
4.20%, 04/01/50 (Call 10/01/49)	848	1,035,349
4.45%, 03/01/47 (Call 09/01/46)	236	292,819
4.45%, 09/01/48 (Call 03/01/48)	222	278,594
4.60%, 05/26/45 (Call 11/26/44)	138	173,441
4.70%, 12/09/35 (Call 06/09/35)	408	501,102
4.88%, 07/15/40	507	642,876
4.88%, 12/09/45 (Call 06/09/45)	686	894,674
5.70%, 02/01/39	331	449,998
6.30%, 10/15/37	410	587,694
6.30%, 03/01/38	711	1,017,157
Michaels Companies Inc (The)
5.25%, 05/01/28 (Call 11/01/23)(b)	455	459,923
7.88%, 05/01/29 (Call 04/01/24)(b)	650	658,547
Murphy Oil USA Inc.
3.75%, 02/15/31 (Call 02/15/26)(b)	235	231,562
4.75%, 09/15/29 (Call 09/15/24)	250	263,570
5.63%, 05/01/27 (Call 05/01/22)	150	156,419
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (Call 04/01/23)(b)	535	561,820

Security	Par (000)	Value

Retail (continued)
Nordstrom Inc.
4.00%, 03/15/27 (Call 12/15/26)(c)	$217	$224,176
4.25%, 08/01/31 (Call 05/01/31)	50	50,065
4.38%, 04/01/30 (Call 01/01/30)(c)	565	575,074
5.00%, 01/15/44 (Call 07/15/43)	574	568,030
6.95%, 03/15/28(c)	402	471,490
O’Reilly Automotive Inc.
1.75%, 03/15/31 (Call 12/15/30)	190	181,080
3.55%, 03/15/26 (Call 12/15/25)	75	81,254
3.60%, 09/01/27 (Call 06/01/27)	491	538,868
3.85%, 06/15/23 (Call 03/15/23)	100	104,315
3.90%, 06/01/29 (Call 03/01/29)	339	377,558
4.35%, 06/01/28 (Call 03/01/28)	155	177,066
Park River Holdings Inc.
5.63%, 02/01/29 (Call 02/01/24)(b)	220	205,940
6.75%, 08/01/29 (Call 08/01/24)(b)	160	157,381
Party City Holdings Inc., 8.75%, 02/15/26 (Call 08/15/23)(b)	375	384,457
Penske Automotive Group Inc.
3.50%, 09/01/25 (Call 09/01/22)	280	287,521
3.75%, 06/15/29 (Call 06/15/24)	265	263,063
PetSmart Inc./PetSmart Finance Corp.
4.75%, 02/15/28 (Call 02/15/24)(b)	800	822,224
7.75%, 02/15/29 (Call 02/15/24)(b)	550	595,259
QVC Inc.
4.38%, 03/15/23	375	389,385
4.38%, 09/01/28 (Call 06/01/28)	243	248,370
4.45%, 02/15/25 (Call 11/15/24)	290	310,657
4.75%, 02/15/27 (Call 11/15/26)	345	361,653
4.85%, 04/01/24	365	391,251
5.45%, 08/15/34 (Call 02/15/34)	205	213,772
5.95%, 03/15/43	150	155,790
Rite Aid Corp.
7.50%, 07/01/25 (Call 07/01/22)(b)	286	287,427
7.70%, 02/15/27(c)	190	171,585
8.00%, 11/15/26 (Call 01/15/23)(b)	416	419,952
Ross Stores Inc.
0.88%, 04/15/26 (Call 03/15/26)	382	371,663
1.88%, 04/15/31 (Call 01/15/31)	135	129,951
4.60%, 04/15/25 (Call 03/15/25)	393	434,289
SACI Falabella, 3.75%, 10/30/27 (Call 07/30/27)(d)	400	421,640
Sally Holdings LLC/Sally Capital Inc.
5.63%, 12/01/25 (Call 12/01/21)	325	332,046
8.75%, 04/30/25 (Call 04/30/22)(b)	40	42,952
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/25 (Call 11/28/22)(b)	175	177,342
Sonic Automotive Inc.
4.63%, 11/15/29 (Call 11/15/24)(b)	319	319,880
4.88%, 11/15/31 (Call 11/15/26)(b)	240	240,110
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26 (Call 09/30/22)(b)	330	343,659
SRS Distribution Inc.
4.63%, 07/01/28 (Call 07/01/24)(b)	325	332,556
6.13%, 07/01/29 (Call 07/01/24)(b)	230	236,587
Staples Inc.
7.50%, 04/15/26 (Call 04/15/22)(b)	1,010	1,022,857
10.75%, 04/15/27 (Call 04/15/22)(b)	525	501,170
Starbucks Corp.
2.00%, 03/12/27 (Call 01/12/27)	400	404,420
2.25%, 03/12/30 (Call 12/12/29)	393	394,159

116	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
2.45%, 06/15/26 (Call 03/15/26)	$645	$672,329
2.55%, 11/15/30 (Call 08/15/30)	983	1,003,840
3.10%, 03/01/23 (Call 02/01/23)	617	636,238
3.35%, 03/12/50 (Call 09/12/49)	150	158,244
3.50%, 03/01/28 (Call 12/01/27)	362	396,006
3.50%, 11/15/50 (Call 05/15/50)	418	452,911
3.55%, 08/15/29 (Call 05/15/29)	483	531,691
3.75%, 12/01/47 (Call 06/01/47)	150	167,084
3.80%, 08/15/25 (Call 06/15/25)	809	878,841
3.85%, 10/01/23 (Call 07/01/23)	290	305,353
4.00%, 11/15/28 (Call 08/15/28)	275	310,953
4.30%, 12/10/44 (Call 12/10/44)	65	77,648
4.45%, 08/15/49 (Call 02/15/49)	690	860,057
4.50%, 11/15/48 (Call 05/15/48)	466	584,644
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.00%, 06/01/31 (Call 06/01/26)(b)	325	333,125
5.88%, 03/01/27 (Call 03/01/22)	100	103,958
Superior Plus LP/Superior General Partner Inc., 4.50%, 03/15/29 (Call 03/15/24)(b)	290	296,383
Target Corp.
2.25%, 04/15/25 (Call 03/15/25)	600	622,566
2.35%, 02/15/30 (Call 11/15/29)	424	436,720
2.50%, 04/15/26	838	885,381
2.65%, 09/15/30 (Call 06/15/30)	362	381,830
3.38%, 04/15/29 (Call 01/15/29)	625	689,194
3.50%, 07/01/24	537	574,756
3.63%, 04/15/46	640	762,573
3.90%, 11/15/47 (Call 05/15/47)	306	382,182
4.00%, 07/01/42	195	239,678
TJX Companies Inc. (The)
1.15%, 05/15/28 (Call 03/15/28)	680	656,363
1.60%, 05/15/31 (Call 02/15/31)	515	493,071
2.25%, 09/15/26 (Call 06/15/26)	495	515,270
2.50%, 05/15/23 (Call 02/15/23)	240	246,137
3.88%, 04/15/30 (Call 01/15/30)	377	427,280
4.50%, 04/15/50 (Call 10/15/49)	440	589,996
TPro Acquisition Corp., 11.00%, 10/15/24 (Call 10/15/22)(b)	200	217,754
Tractor Supply Co., 1.75%, 11/01/30 (Call 08/01/30)	130	123,663
Walgreens Boots Alliance Inc.
3.20%, 04/15/30 (Call 01/15/30)	527	559,305
3.45%, 06/01/26 (Call 03/01/26)	322	345,155
4.10%, 04/15/50 (Call 10/15/49)	711	803,359
4.50%, 11/18/34 (Call 05/18/34)	30	34,554
Walmart Inc.
2.35%, 12/15/22 (Call 11/15/22)	348	355,263
2.38%, 09/24/29 (Call 06/24/29)	52	54,362
2.55%, 04/11/23 (Call 01/11/23)	645	661,802
2.95%, 09/24/49 (Call 03/24/49)	30	32,446
3.30%, 04/22/24 (Call 01/22/24)	856	904,955
4.05%, 06/29/48 (Call 12/29/47)	325	417,248
5.00%, 10/25/40	25	33,597
White Cap Buyer LLC, 6.88%, 10/15/28 (Call 10/15/23)(b)	290	299,819
White Cap Parent LLC, 8.25%, 03/15/26 (Call 03/15/22), (9.00% PIK)(b)(f)	160	161,693
Yum! Brands Inc.
3.63%, 03/15/31 (Call 12/15/30)	526	520,014
3.88%, 11/01/23 (Call 08/01/23)	350	366,852

Security	Par (000)	Value

Retail (continued)
4.63%, 01/31/32 (Call 10/01/26)	$550	$573,485
4.75%, 01/15/30 (Call 10/15/29)(b)	345	370,268
5.35%, 11/01/43 (Call 05/01/43)	150	167,042
6.88%, 11/15/37	175	224,047
7.75%, 04/01/25 (Call 04/01/22)(b)	300	319,110

		143,711,631

Savings & Loans — 0.0%
Nationwide Building Society
1.00%, 08/28/25(b)	450	442,305
1.50%, 10/13/26(b)	200	196,812
2.00%, 01/27/23(b)	196	199,565
3.77%, 03/08/24 (Call 03/08/23)(a)(b)	665	690,184
3.90%, 07/21/25(b)	155	168,863
3.96%, 07/18/30 (Call 07/18/29)(a)(b)	305	336,476
4.00%, 09/14/26(b)	65	70,654
4.13%, 10/18/32 (Call 10/18/27)(a)(b)	454	489,226
4.30%, 03/08/29 (Call 03/08/28)(a)(b)	845	940,916
4.36%, 08/01/24 (Call 08/01/23)(a)(b)	280	296,089
New York Community Bancorp Inc., 5.90%, 11/06/28 (Call 11/06/23)(a)	325	352,713
People’s United Financial Inc., 3.65%, 12/06/22 (Call 09/06/22)	446	456,646

		4,640,449

Semiconductors — 0.6%
Amkor Technology Inc., 6.63%, 09/15/27 (Call 03/15/22)(b)	250	266,138
ams AG, 7.00%, 07/31/25 (Call 07/31/22)(b)	200	212,146
Analog Devices Inc.
1.70%, 10/01/28 (Call 08/01/28)	30	29,759
2.10%, 10/01/31 (Call 07/01/31)	90	89,841
2.80%, 10/01/41 (Call 04/01/41)	50	50,898
2.95%, 04/01/25 (Call 03/01/25)	105	110,970
2.95%, 10/01/51 (Call 04/01/51)	35	36,371
3.50%, 12/05/26 (Call 09/05/26)	495	540,337
Applied Materials Inc.
1.75%, 06/01/30 (Call 03/01/30)	560	547,943
2.75%, 06/01/50 (Call 12/01/49)	917	929,104
3.30%, 04/01/27 (Call 01/01/27)	829	899,623
3.90%, 10/01/25 (Call 07/01/25)	208	227,693
4.35%, 04/01/47 (Call 10/01/46)	326	417,968
5.10%, 10/01/35 (Call 04/01/35)	210	273,200
5.85%, 06/15/41	431	629,221
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.13%, 01/15/25 (Call 11/15/24)	105	110,267
3.50%, 01/15/28 (Call 10/15/27)	390	420,506
3.88%, 01/15/27 (Call 10/15/26)	1,689	1,829,964
Broadcom Inc.
1.95%, 02/15/28 (Call 12/15/27)(b)	1,333	1,305,167
2.45%, 02/15/31 (Call 11/15/30)(b)	1,695	1,638,658
2.60%, 02/15/33 (Call 11/15/32)(b)	675	649,924
3.15%, 11/15/25 (Call 10/15/25)	301	317,805
3.42%, 04/15/33 (Call 01/15/33)(b)	1,591	1,642,532
3.46%, 09/15/26 (Call 07/15/26)	618	659,604
3.47%, 04/15/34 (Call 01/15/34)(b)	2,875	2,961,509
3.50%, 02/15/41 (Call 08/15/40)(b)	1,499	1,495,238
3.75%, 02/15/51 (Call 08/15/50)(b)	655	676,412
4.11%, 09/15/28 (Call 06/15/28)	425	468,443
4.15%, 11/15/30 (Call 08/15/30)	1,460	1,605,051
4.25%, 04/15/26 (Call 02/15/26)	75	82,480

S C H E D U L E O F I N V E S T M E N T S	117

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
4.30%, 11/15/32 (Call 08/15/32)	$939	$1,044,337
4.70%, 04/15/25 (Call 03/15/25)	25	27,600
4.75%, 04/15/29 (Call 01/15/29)	1,291	1,471,430
5.00%, 04/15/30 (Call 01/15/30)	887	1,028,911
Entegris Inc.
3.63%, 05/01/29 (Call 05/01/24)(b)	190	191,452
4.38%, 04/15/28 (Call 04/15/23)(b)	110	114,156
Intel Corp.
1.60%, 08/12/28 (Call 06/12/28)	435	429,014
2.00%, 08/12/31 (Call 05/12/31)	100	98,308
2.45%, 11/15/29 (Call 08/15/29)	516	532,533
2.60%, 05/19/26 (Call 02/19/26)	65	68,575
2.70%, 12/15/22	206	211,144
2.70%, 06/17/24 (Call 04/17/24)(c)	50	52,400
2.80%, 08/12/41 (Call 02/12/41)	60	59,835
2.88%, 05/11/24 (Call 03/11/24)	374	392,333
3.05%, 08/12/51 (Call 02/12/51)	35	35,650
3.10%, 02/15/60 (Call 08/15/59)	835	839,509
3.15%, 05/11/27 (Call 02/11/27)	600	648,486
3.20%, 08/12/61 (Call 02/12/61)	335	342,424
3.25%, 11/15/49 (Call 05/15/49)	1,028	1,084,489
3.40%, 03/25/25 (Call 02/25/25)	1,247	1,336,360
3.70%, 07/29/25 (Call 04/29/25)	575	623,990
3.73%, 12/08/47 (Call 06/08/47)	976	1,102,041
3.75%, 03/25/27 (Call 01/25/27)	600	663,630
3.90%, 03/25/30 (Call 12/25/29)	537	609,554
4.00%, 12/15/32	291	337,956
4.10%, 05/19/46 (Call 11/19/45)	175	208,444
4.10%, 05/11/47 (Call 11/11/46)	593	709,436
4.25%, 12/15/42	481	586,301
4.60%, 03/25/40 (Call 09/25/39)	415	516,741
4.75%, 03/25/50 (Call 09/25/49)	1,347	1,790,352
4.80%, 10/01/41	185	238,889
4.90%, 07/29/45 (Call 01/29/45)	60	80,024
4.95%, 03/25/60 (Call 09/25/59)	650	914,634
KLA Corp.
3.30%, 03/01/50 (Call 08/28/49)	490	523,898
4.10%, 03/15/29 (Call 12/15/28)	545	618,760
4.65%, 11/01/24 (Call 08/01/24)	749	820,260
5.00%, 03/15/49 (Call 09/15/48)	428	583,865
Lam Research Corp.
1.90%, 06/15/30 (Call 03/15/30)	288	285,080
2.88%, 06/15/50 (Call 12/15/49)	474	483,580
3.13%, 06/15/60 (Call 12/15/59)	450	470,655
3.75%, 03/15/26 (Call 01/15/26)	953	1,045,022
3.80%, 03/15/25 (Call 12/15/24)	355	383,020
4.00%, 03/15/29 (Call 12/15/28)	405	460,858
4.88%, 03/15/49 (Call 09/15/48)	358	489,991
Marvell Technology Inc.
1.65%, 04/15/26 (Call 03/15/26)	439	435,650
2.45%, 04/15/28 (Call 02/15/28)	1,031	1,036,279
2.95%, 04/15/31 (Call 01/15/31)	502	512,105
4.20%, 06/22/23 (Call 05/22/23)(b)	400	419,540
4.88%, 06/22/28 (Call 03/22/28)(b)	169	194,418
Maxim Integrated Products Inc., 3.45%, 06/15/27 (Call 03/15/27)	85	92,236
Microchip Technology Inc.
0.97%, 02/15/24(b)	615	611,476
0.98%, 09/01/24(b)	709	702,179
2.67%, 09/01/23	465	479,554

Security	Par (000)	Value

Semiconductors (continued)
4.25%, 09/01/25 (Call 09/01/22)	$595	$618,669
4.33%, 06/01/23 (Call 05/01/23)	480	504,667
Micron Technology Inc.
2.50%, 04/24/23	206	211,337
2.70%, 04/15/32 (Call 01/15/32)	500	499,035
3.37%, 11/01/41 (Call 05/01/41)	300	300,489
3.48%, 11/01/51 (Call 05/01/51)	300	299,880
4.19%, 02/15/27 (Call 12/15/26)	675	744,241
4.64%, 02/06/24 (Call 01/06/24)	188	202,865
4.66%, 02/15/30 (Call 11/15/29)	312	356,972
4.98%, 02/06/26 (Call 12/06/25)	644	724,146
5.33%, 02/06/29 (Call 11/06/28)	609	719,046
NVIDIA Corp.
0.31%, 06/15/23 (Call 06/15/22)	35	34,895
0.58%, 06/14/24 (Call 06/14/22)	5	4,974
1.55%, 06/15/28 (Call 04/15/28)	1,355	1,332,764
2.00%, 06/15/31 (Call 03/15/31)	1,000	989,300
2.85%, 04/01/30 (Call 01/01/30)	1,017	1,080,156
3.20%, 09/16/26 (Call 06/16/26)	460	499,256
3.50%, 04/01/40 (Call 10/01/39)	839	938,178
3.50%, 04/01/50 (Call 10/01/49)	983	1,123,677
3.70%, 04/01/60 (Call 10/01/59)	160	189,877
NXP BV/NXP Funding LLC
4.63%, 06/01/23(b)	1,243	1,314,970
4.88%, 03/01/24 (Call 02/01/24)(b)	325	351,712
5.35%, 03/01/26 (Call 01/01/26)(b)	468	534,629
5.55%, 12/01/28 (Call 09/01/28)(b)	342	413,444
NXP BV/NXP Funding LLC/NXP USA Inc.
2.50%, 05/11/31 (Call 02/11/31)(b)	685	680,691
2.70%, 05/01/25 (Call 04/01/25)(b)	285	295,916
3.15%, 05/01/27 (Call 03/01/27)(b)	264	278,850
3.25%, 05/11/41 (Call 11/11/40)(b)	1,095	1,117,666
3.40%, 05/01/30 (Call 02/01/30)(b)	242	259,547
3.88%, 06/18/26 (Call 04/18/26)(b)	405	441,260
4.30%, 06/18/29 (Call 03/18/29)(b)	398	448,574
ON Semiconductor Corp., 3.88%, 09/01/28 (Call 09/01/23)(b)	345	349,737
Qorvo Inc.
3.38%, 04/01/31 (Call 04/01/26)(b)	390	403,412
4.38%, 10/15/29 (Call 10/15/24)	508	545,785
QUALCOMM Inc.
1.30%, 05/20/28 (Call 02/20/28)	872	844,663
1.65%, 05/20/32 (Call 02/20/32)	1,131	1,069,643
2.15%, 05/20/30 (Call 02/20/30)	733	740,682
2.60%, 01/30/23 (Call 12/30/22)	405	414,959
2.90%, 05/20/24 (Call 03/20/24)	55	57,741
3.25%, 05/20/27 (Call 02/20/27)	803	869,448
3.25%, 05/20/50 (Call 11/20/49)	260	284,328
3.45%, 05/20/25 (Call 02/20/25)	868	931,885
4.30%, 05/20/47 (Call 11/20/46)	455	574,073
4.65%, 05/20/35 (Call 11/20/34)	425	524,837
4.80%, 05/20/45 (Call 11/20/44)	1,050	1,399,597
SK Hynix Inc.
1.00%, 01/19/24(d)	800	793,768
1.50%, 01/19/26(b)	400	391,912
1.50%, 01/19/26(d)	400	391,912
2.38%, 01/19/31(d)	1,000	961,470
Skyworks Solutions Inc.
0.90%, 06/01/23 (Call 06/01/22)	185	185,043
1.80%, 06/01/26 (Call 05/01/26)	170	170,190

118	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
3.00%, 06/01/31 (Call 03/01/31)	$335	$338,494
Synaptics Inc., 4.00%, 06/15/29 (Call 06/15/24)(b)	200	202,154
Texas Instruments Inc.
1.13%, 09/15/26 (Call 08/15/26)	80	79,408
1.38%, 03/12/25 (Call 02/12/25)	242	244,110
1.75%, 05/04/30 (Call 02/04/30)	682	671,695
1.90%, 09/15/31 (Call 06/15/31)	565	557,921
2.25%, 09/04/29 (Call 06/04/29)	449	461,590
2.63%, 05/15/24 (Call 03/15/24)	115	119,843
2.70%, 09/15/51 (Call 03/15/51)	720	731,606
2.90%, 11/03/27 (Call 08/03/27)	500	539,270
3.88%, 03/15/39 (Call 09/15/38)	682	807,427
4.15%, 05/15/48 (Call 11/15/47)	465	592,331
TSMC Global Ltd.
0.75%, 09/28/25 (Call 08/28/25)(d)	1,000	970,370
1.00%, 09/28/27(d)	1,000	950,000
1.25%, 04/23/26 (Call 03/23/26)(d)	600	590,178
1.38%, 09/28/30(d)	600	556,734
1.75%, 04/23/28(d)	400	394,080
Xilinx Inc.
2.38%, 06/01/30 (Call 03/01/30)	681	688,259
2.95%, 06/01/24 (Call 04/01/24)	293	306,352

		89,382,726

Shipbuilding — 0.0%
CSSC Capital 2015 Ltd., 3.00%, 02/13/30(d)	400	393,800
CSSC Capital Ltd. Co., 2.50%, 02/13/25(d)	200	201,898
Huntington Ingalls Industries Inc.
2.04%, 08/16/28 (Call 06/16/28)(b)	105	102,821
3.48%, 12/01/27 (Call 09/01/27)	320	341,232
3.84%, 05/01/25 (Call 04/01/25)	565	607,454
4.20%, 05/01/30 (Call 02/01/30)	25	28,100

		1,675,305

Software — 0.8%
ACI Worldwide Inc., 5.75%, 08/15/26 (Call 08/15/22)(b)	60	62,739
Activision Blizzard Inc.
1.35%, 09/15/30 (Call 06/15/30)	493	454,354
2.50%, 09/15/50 (Call 03/15/50)	654	586,867
3.40%, 09/15/26 (Call 06/15/26)	1,180	1,271,061
3.40%, 06/15/27 (Call 03/15/27)	410	443,296
4.50%, 06/15/47 (Call 12/15/46)	136	168,849
Adobe Inc.
1.70%, 02/01/23	370	375,868
1.90%, 02/01/25 (Call 01/01/25)	181	185,447
2.15%, 02/01/27 (Call 12/01/26)	424	438,501
2.30%, 02/01/30 (Call 11/01/29)	1,190	1,219,286
3.25%, 02/01/25 (Call 11/01/24)	576	612,703
Ascend Learning LLC, 6.88%, 08/01/25 (Call 08/01/22)(b)	55	55,971
Autodesk Inc.
2.40%, 12/15/31 (Call 09/15/31)	235	231,064
2.85%, 01/15/30 (Call 10/15/29)	437	453,492
3.50%, 06/15/27 (Call 03/15/27)	575	624,249
3.60%, 12/15/22 (Call 09/15/22)	30	30,725
4.38%, 06/15/25 (Call 03/15/25)	195	213,882
Black Knight InfoServ LLC, 3.63%, 09/01/28 (Call 09/01/23)(b)	500	498,095
Blackboard Inc., 10.38%, 11/15/24 (Call 11/15/21)(b)(c)	125	131,841

Security	Par (000)	Value

Software (continued)
Boxer Parent Co. Inc.
7.13%, 10/02/25 (Call 06/01/22)(b)	$290	$307,670
9.13%, 03/01/26 (Call 09/01/22)(b)	265	277,466
Broadridge Financial Solutions Inc.
2.60%, 05/01/31 (Call 02/01/31)	205	206,433
2.90%, 12/01/29 (Call 09/01/29)	466	483,731
3.40%, 06/27/26 (Call 03/27/26)	155	166,631
Cadence Design Systems Inc., 4.38%, 10/15/24 (Call 07/15/24)	35	37,927
Camelot Finance SA, 4.50%, 11/01/26 (Call 11/01/22)(b)	355	368,060
Castle U.S. Holding Crop., 9.50%, 02/15/28 (Call 02/15/23)(b)	150	157,056
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)	260	270,603
5.00%, 10/15/24 (Call 07/15/24)	300	332,667
5.25%, 05/15/29 (Call 05/15/24)(b)	310	332,332
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 03/01/22)(b)	290	292,508
Citrix Systems Inc.
1.25%, 03/01/26 (Call 02/01/26)	25	24,353
3.30%, 03/01/30 (Call 12/01/29)	323	327,654
4.50%, 12/01/27 (Call 09/01/27)	581	625,232
Clarivate Science Holdings Corp.
3.88%, 07/01/28 (Call 06/30/24)(b)	570	563,525
4.88%, 07/01/29 (Call 06/30/24)(b)	495	492,772
Consensus Cloud Solutions Inc.
6.00%, 10/15/26 (Call 10/15/23)(b)	140	142,967
6.50%, 10/15/28 (Call 10/15/26)(b)	260	270,876
Dun & Bradstreet Corp. (The)
6.88%, 08/15/26 (Call 02/15/22)(b)	75	78,347
10.25%, 02/15/27 (Call 02/15/22)(b)	350	375,494
Elastic NV, 4.13%, 07/15/29 (Call 07/15/24)(b)	290	288,788
Electronic Arts Inc.
1.85%, 02/15/31 (Call 11/15/30)	425	408,425
2.95%, 02/15/51 (Call 08/15/50)	405	395,948
4.80%, 03/01/26 (Call 12/01/25)	691	780,035
Fair Isaac Corp.
4.00%, 06/15/28 (Call 12/15/22)(b)	265	268,625
5.25%, 05/15/26 (Call 02/15/26)(b)	205	229,042
Fidelity National Information Services Inc.
0.38%, 03/01/23	975	972,007
0.60%, 03/01/24	450	446,341
1.15%, 03/01/26 (Call 02/01/26)	640	627,008
1.65%, 03/01/28 (Call 01/01/28)	510	496,286
2.25%, 03/01/31 (Call 12/01/30)	1,322	1,299,288
3.10%, 03/01/41 (Call 09/01/40)	390	395,671
4.50%, 08/15/46 (Call 02/15/46)	70	86,984
Fiserv Inc.
2.25%, 06/01/27 (Call 04/01/27)	643	653,147
2.65%, 06/01/30 (Call 03/01/30)	629	639,152
2.75%, 07/01/24 (Call 06/01/24)	1,113	1,161,237
3.20%, 07/01/26 (Call 05/01/26)	1,562	1,659,953
3.50%, 07/01/29 (Call 04/01/29)	514	554,657
3.80%, 10/01/23 (Call 09/01/23)	1,435	1,514,198
3.85%, 06/01/25 (Call 03/01/25)	1,043	1,128,495
4.20%, 10/01/28 (Call 07/01/28)	264	298,294
4.40%, 07/01/49 (Call 01/01/49)	971	1,174,347
Granite Merger Sub 2 Inc., 11.00%, 07/15/27 (Call 07/15/22)(b)	275	313,500

S C H E D U L E O F I N V E S T M E N T S	119

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Software (continued)
Helios Software Holdings Inc./ION Corporate Solutions Finance Sarl, 4.63%, 05/01/28 (Call 05/01/24)(b)	$260		$256,773
Infor Inc.
1.45%, 07/15/23 (Call 06/15/23)(b)	35		35,265
1.75%, 07/15/25 (Call 06/15/25)(b)	830		834,847
Intuit Inc.
0.65%, 07/15/23	615		615,849
0.95%, 07/15/25 (Call 06/15/25)	647		640,659
1.35%, 07/15/27 (Call 05/15/27)	705		691,182
1.65%, 07/15/30 (Call 04/15/30)	516		500,489
J2 Global Inc., 4.63%, 10/15/30 (Call 10/15/25)(b)	360		377,107
Microsoft Corp.
2.00%, 08/08/23 (Call 06/08/23)	2,034		2,082,897
2.13%, 11/15/22	172		175,048
2.38%, 05/01/23 (Call 02/01/23)	660		675,767
2.40%, 08/08/26 (Call 05/08/26)	1,567		1,645,115
2.53%, 06/01/50 (Call 12/01/49)	3,680		3,628,002
2.65%, 11/03/22 (Call 09/03/22)	793		808,321
2.68%, 06/01/60 (Call 12/01/59)	2,434		2,435,752
2.70%, 02/12/25 (Call 11/12/24)	854		898,306
2.88%, 02/06/24 (Call 12/06/23)	1,547		1,617,945
2.92%, 03/17/52 (Call 09/17/51)	5,004		5,307,643
3.04%, 03/17/62 (Call 09/17/61)	986		1,064,752
3.13%, 11/03/25 (Call 08/03/25)	983		1,054,376
3.30%, 02/06/27 (Call 11/06/26)	1,600		1,745,488
3.45%, 08/08/36 (Call 02/08/36)	844		965,367
3.50%, 02/12/35 (Call 08/12/34)	1,196		1,370,090
3.50%, 11/15/42	33		37,770
3.63%, 12/15/23 (Call 09/15/23)	495		523,319
3.70%, 08/08/46 (Call 02/08/46)	680		818,482
3.75%, 02/12/45 (Call 08/12/44)	75		90,029
4.10%, 02/06/37 (Call 08/06/36)	120		146,858
4.25%, 02/06/47 (Call 08/06/46)	220		287,595
4.50%, 10/01/40	100		130,081
4.50%, 02/06/57 (Call 08/06/56)	100		141,506
4.75%, 11/03/55 (Call 05/03/55)	0	(k)	144
5.30%, 02/08/41	175		249,490
MicroStrategy Inc., 6.13%, 06/15/28 (Call 06/15/24)(b)(c)	250		256,780
MSCI Inc.
3.25%, 08/15/33 (Call 08/15/27)(b)	350		351,333
3.63%, 09/01/30 (Call 03/01/25)(b)	485		496,082
3.63%, 11/01/31 (Call 11/01/26)(b)	275		283,035
3.88%, 02/15/31 (Call 06/01/25)(b)	465		480,178
4.00%, 11/15/29 (Call 11/15/24)(b)	500		522,600
Nuance Communications Inc., 5.63%, 12/15/26 (Call 12/15/21)	325		335,579
Open Text Corp.
3.88%, 02/15/28 (Call 02/15/23)(b)	435		438,428
5.88%, 06/01/26 (Call 06/01/22)(b)	395		408,426
Open Text Holdings Inc., 4.13%, 02/15/30 (Call 02/15/25)(b)	435		442,382
Oracle Corp.
1.65%, 03/25/26 (Call 02/25/26)	1,266		1,268,241
2.30%, 03/25/28 (Call 01/25/28)	1,121		1,133,746
2.40%, 09/15/23 (Call 07/15/23)	789		810,753
2.50%, 04/01/25 (Call 03/01/25)	575		596,407
2.63%, 02/15/23 (Call 01/15/23)	2,595		2,661,043
2.65%, 07/15/26 (Call 04/15/26)	1,426		1,482,655
2.80%, 04/01/27 (Call 02/01/27)	540		564,025

Security	Par (000)	Value

Software (continued)
2.88%, 03/25/31 (Call 12/25/30)	$1,305	$1,336,777
2.95%, 11/15/24 (Call 09/15/24)	954	1,002,253
2.95%, 05/15/25 (Call 02/15/25)	626	657,388
2.95%, 04/01/30 (Call 01/01/30)	1,335	1,384,061
3.25%, 11/15/27 (Call 08/15/27)	979	1,045,357
3.25%, 05/15/30 (Call 02/15/30)	613	651,901
3.40%, 07/08/24 (Call 04/08/24)	768	811,622
3.60%, 04/01/40 (Call 10/01/39)	1,446	1,503,551
3.60%, 04/01/50 (Call 10/01/49)	1,805	1,843,970
3.63%, 07/15/23	546	573,087
3.65%, 03/25/41 (Call 09/25/40)	829	869,240
3.80%, 11/15/37 (Call 05/15/37)	770	826,071
3.85%, 07/15/36 (Call 01/15/36)	814	877,288
3.85%, 04/01/60 (Call 10/01/59)	1,967	2,053,233
3.90%, 05/15/35 (Call 11/15/34)	865	939,338
3.95%, 03/25/51 (Call 09/25/50)	1,369	1,480,943
4.00%, 07/15/46 (Call 01/15/46)	1,141	1,232,154
4.00%, 11/15/47 (Call 05/15/47)	1,695	1,829,651
4.10%, 03/25/61 (Call 09/25/60)	923	1,008,608
4.13%, 05/15/45 (Call 11/15/44)	713	782,681
4.30%, 07/08/34 (Call 01/08/34)	868	980,302
4.38%, 05/15/55 (Call 11/15/54)	635	726,072
4.50%, 07/08/44 (Call 01/08/44)	574	661,208
5.38%, 07/15/40	815	1,029,109
6.13%, 07/08/39	533	723,116
6.50%, 04/15/38	747	1,043,873
Playtika Holding Corp., 4.25%, 03/15/29 (Call 03/15/24)(b)	295	295,528
PTC Inc.
3.63%, 02/15/25 (Call 02/15/22)(b)	250	254,215
4.00%, 02/15/28 (Call 02/15/23)(b)	245	248,861
Rackspace Technology Global Inc.
3.50%, 02/15/28 (Call 02/15/24)(b)	295	281,103
5.38%, 12/01/28 (Call 12/01/23)(b)(c)	265	256,133
ROBLOX Corp., 3.88%, 05/01/30 (Call 11/01/24)(b)	520	518,118
Rocket Software Inc., 6.50%, 02/15/29 (Call 02/15/24)(b)	305	293,974
Roper Technologies Inc.
1.00%, 09/15/25 (Call 08/15/25)	457	449,958
1.40%, 09/15/27 (Call 07/15/27)	315	305,868
1.75%, 02/15/31 (Call 11/15/30)	846	799,267
2.00%, 06/30/30 (Call 03/30/30)	267	259,372
2.35%, 09/15/24 (Call 08/15/24)	640	663,027
2.95%, 09/15/29 (Call 06/15/29)	438	460,115
3.13%, 11/15/22 (Call 08/15/22)	195	198,730
3.65%, 09/15/23 (Call 08/15/23)	803	845,037
3.80%, 12/15/26 (Call 09/15/26)	899	985,852
3.85%, 12/15/25 (Call 09/15/25)	725	788,626
4.20%, 09/15/28 (Call 06/15/28)	813	919,129
salesforce.com Inc.
1.50%, 07/15/28 (Call 05/15/28)	500	492,360
1.95%, 07/15/31 (Call 04/15/31)	200	198,400
2.70%, 07/15/41 (Call 01/15/41)	135	135,463
2.90%, 07/15/51 (Call 01/15/51)	410	421,517
3.05%, 07/15/61 (Call 01/15/61)	55	57,408
3.25%, 04/11/23 (Call 03/11/23)	1,063	1,103,001
3.70%, 04/11/28 (Call 01/11/28)	784	876,198
ServiceNow Inc., 1.40%, 09/01/30 (Call 06/01/30)	1,205	1,125,241
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 03/30/22)(b)	968	1,019,662

120	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Twilio Inc.
3.63%, 03/15/29 (Call 03/15/24)	$270	$272,700
3.88%, 03/15/31 (Call 03/15/26)	250	252,365
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 09/01/22)(b)	690	715,192
VMware Inc.
0.60%, 08/15/23	35	34,920
1.00%, 08/15/24 (Call 08/15/22)	70	70,110
1.40%, 08/15/26 (Call 07/15/26)	10	9,849
1.80%, 08/15/28 (Call 06/15/28)	205	199,674
2.20%, 08/15/31 (Call 05/15/31)	15	14,607
3.90%, 08/21/27 (Call 05/21/27)	652	715,140
4.50%, 05/15/25 (Call 04/15/25)	365	402,482
4.65%, 05/15/27 (Call 03/15/27)	263	297,861
4.70%, 05/15/30 (Call 02/15/30)	881	1,028,127
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (Call 02/01/24)(b)	355	352,689

		120,858,762

Storage & Warehousing — 0.0%
GLP China Holdings Ltd.
2.95%, 03/29/26(d)	200	198,884
4.97%, 02/26/24(d)	400	422,596
Modulaire Global Finance 2 PLC, 10.00%, 08/15/23 (Call 02/15/22)(b)	200	205,044

		826,524

Telecommunications — 1.7%
Altice France Holding SA
6.00%, 02/15/28 (Call 02/15/23)(b)	600	569,808
10.50%, 05/15/27 (Call 05/15/22)(b)	800	866,840
Altice France SA, 5.50%, 10/15/29 (Call 10/15/24)(b)	985	965,684
Altice France SA/France
5.13%, 01/15/29 (Call 09/15/23)(b)	230	224,082
5.13%, 07/15/29 (Call 04/15/24)(b)	1,235	1,202,631
5.50%, 01/15/28 (Call 09/15/22)(b)	545	546,297
8.13%, 02/01/27 (Call 02/01/22)(b)	600	644,796
America Movil SAB de CV
2.88%, 05/07/30 (Call 02/07/30)	232	240,772
3.63%, 04/22/29 (Call 01/22/29)	585	634,608
4.38%, 07/16/42	484	580,345
4.38%, 04/22/49 (Call 10/22/48)	745	928,121
6.13%, 11/15/37	532	733,346
6.13%, 03/30/40	1,120	1,584,845
6.38%, 03/01/35	573	798,006
AT&T Inc.
0.90%, 03/25/24 (Call 03/25/22)	813	813,122
1.65%, 02/01/28 (Call 12/01/27)	1,341	1,307,515
1.70%, 03/25/26 (Call 03/25/23)	70	70,307
2.25%, 02/01/32 (Call 11/01/31)	1,527	1,469,524
2.30%, 06/01/27 (Call 04/01/27)	556	568,076
2.55%, 12/01/33 (Call 09/01/33)	2,820	2,734,921
2.63%, 12/01/22 (Call 09/01/22)	340	345,814
2.75%, 06/01/31 (Call 03/01/31)	1,185	1,205,358
3.10%, 02/01/43 (Call 08/01/42)	1,180	1,141,579
3.30%, 02/01/52 (Call 08/01/51)	1,418	1,391,271
3.40%, 05/15/25 (Call 02/15/25)	1,840	1,965,874
3.50%, 06/01/41 (Call 12/01/40)	2,199	2,263,892
3.50%, 09/15/53 (Call 03/15/53)	3,387	3,436,484
3.50%, 02/01/61 (Call 08/01/60)	955	934,114
3.55%, 09/15/55 (Call 03/15/55)	3,622	3,669,158

Security	Par (000)	Value

Telecommunications (continued)
3.65%, 06/01/51 (Call 12/01/50)	$1,294	$1,346,135
3.65%, 09/15/59 (Call 03/15/59)	3,584	3,642,813
3.80%, 03/01/24 (Call 01/01/24)	16	16,976
3.80%, 02/15/27 (Call 11/15/26)	77	84,197
3.80%, 12/01/57 (Call 06/01/57)	2,636	2,769,777
3.85%, 06/01/60 (Call 12/01/59)	400	421,144
3.90%, 03/11/24 (Call 12/11/23)	979	1,038,827
3.95%, 01/15/25 (Call 10/15/24)	558	603,014
4.05%, 12/15/23	1,020	1,089,442
4.10%, 02/15/28 (Call 11/15/27)	645	723,251
4.13%, 02/17/26 (Call 11/17/25)	215	236,909
4.30%, 02/15/30 (Call 11/15/29)	1,047	1,189,120
4.30%, 12/15/42 (Call 06/15/42)	90	101,715
4.35%, 03/01/29 (Call 12/01/28)	1,283	1,456,616
4.35%, 06/15/45 (Call 12/15/44)	70	80,017
4.45%, 04/01/24 (Call 01/01/24)	1,123	1,208,202
4.50%, 05/15/35 (Call 11/15/34)	1,921	2,218,044
4.50%, 03/09/48 (Call 09/09/47)	590	696,111
4.55%, 03/09/49 (Call 09/09/48)	473	560,633
4.65%, 06/01/44 (Call 12/01/43)	329	389,460
4.75%, 05/15/46 (Call 11/15/45)	520	633,344
4.80%, 06/15/44 (Call 12/15/43)	95	113,537
4.85%, 03/01/39 (Call 09/01/38)	986	1,185,724
4.85%, 07/15/45 (Call 01/15/45)	652	798,498
4.90%, 08/15/37 (Call 02/14/37)	568	685,059
4.90%, 06/15/42	807	980,812
5.15%, 03/15/42	908	1,129,543
5.15%, 11/15/46 (Call 05/15/46)	10	12,850
5.15%, 02/15/50 (Call 08/14/49)	747	961,419
5.25%, 03/01/37 (Call 09/01/36)	165	204,937
5.35%, 09/01/40	151	192,146
5.45%, 03/01/47 (Call 09/01/46)	245	325,524
5.55%, 08/15/41	110	144,507
5.65%, 02/15/47 (Call 08/15/46)	620	839,734
5.70%, 03/01/57 (Call 09/01/56)	435	611,654
6.00%, 08/15/40 (Call 05/15/40)	245	333,499
6.15%, 09/15/34	60	78,548
6.25%, 03/29/41	187	258,036
6.30%, 01/15/38	45	62,662
6.38%, 03/01/41	649	925,734
6.55%, 02/15/39	225	315,826
Avaya Inc., 6.13%, 09/15/28 (Call 09/15/23)(b)	500	520,600
Axiata SPV2 Bhd, 2.16%, 08/19/30 (Call 05/19/30)(d)	1,000	977,400
Axiata SPV5 Labuan Ltd., 3.06%, 08/19/50 (Call 02/19/50)(d)	800	781,408
Bell Canada
4.30%, 07/29/49 (Call 01/29/49)	549	673,925
4.46%, 04/01/48 (Call 10/01/47)	336	419,157
Series US-3, 0.75%, 03/17/24	200	198,920
Series US-4, 3.65%, 03/17/51 (Call 09/17/50)	295	328,648
Series US-6, 3.20%, 02/15/52 (Call 08/15/51)	100	103,893
Bell Telephone Co of Canada or Bell Canada (The), Series US-5, 2.15%, 02/15/32 (Call 11/15/31)	500	487,185
Bharti Airtel International Netherlands BV
5.13%, 03/11/23(d)	600	627,576
5.35%, 05/20/24(d)	400	434,408
Bharti Airtel Ltd.
3.25%, 06/03/31 (Call 03/05/31)(d)	1,800	1,809,252
4.38%, 06/10/25(d)	500	534,225

S C H E D U L E O F I N V E S T M E N T S	121

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
British Telecommunications PLC
3.25%, 11/08/29 (Call 08/08/29)(b)	$495	$512,325
4.25%, 11/08/49 (Call 05/08/49)(b)	315	346,840
4.50%, 12/04/23 (Call 11/04/23)	506	541,653
5.13%, 12/04/28 (Call 09/24/28)	430	494,878
9.63%, 12/15/30	1,347	2,020,029
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 09/15/22)(b)	600	632,244
Cincinnati Bell Inc.
7.00%, 07/15/24 (Call 09/15/22)(b)	250	254,248
8.00%, 10/15/25 (Call 10/15/22)(b)	175	182,516
Cisco Systems Inc.
2.20%, 09/20/23 (Call 07/20/23)	514	528,824
2.50%, 09/20/26 (Call 06/20/26)	900	952,587
2.60%, 02/28/23	105	107,883
2.95%, 02/28/26	443	474,737
3.50%, 06/15/25	85	92,203
3.63%, 03/04/24	367	391,684
5.50%, 01/15/40	904	1,269,550
5.90%, 02/15/39	582	842,457
Colombia Telecomunicaciones SA ESP, 4.95%, 07/17/30 (Call 04/17/30)(d)	250	256,968
CommScope Inc.
4.75%, 09/01/29 (Call 09/01/24)(b)	645	632,655
6.00%, 03/01/26 (Call 03/01/22)(b)	644	667,042
7.13%, 07/01/28 (Call 07/01/23)(b)	350	344,995
8.25%, 03/01/27 (Call 03/01/22)(b)	485	494,268
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)(b)	375	348,293
6.00%, 06/15/25 (Call 06/15/22)(b)	889	879,550
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 10/01/22)(b)	1,025	1,062,822
Consolidated Communications Inc.
5.00%, 10/01/28 (Call 10/01/23)(b)	200	202,524
6.50%, 10/01/28 (Call 10/01/23)(b)	385	410,117
Corning Inc.
3.90%, 11/15/49 (Call 05/15/49)	212	242,238
4.38%, 11/15/57 (Call 05/15/57)	863	1,054,655
4.70%, 03/15/37	61	72,690
4.75%, 03/15/42	419	526,666
5.35%, 11/15/48 (Call 05/15/48)	110	152,503
5.45%, 05/15/79 (Call 05/15/79)	400	534,916
5.75%, 08/15/40	228	309,756
5.85%, 11/15/68 (Call 05/15/68)	232	345,504
Deutsche Telekom AG, 3.63%, 01/21/50 (Call 07/21/49)(b)	995	1,071,336
Deutsche Telekom International Finance BV
2.49%, 09/19/23 (Call 07/19/23)(b)	30	30,833
3.60%, 01/19/27 (Call 10/19/26)(b)	18	19,504
4.38%, 06/21/28 (Call 03/21/28)(b)	420	480,325
4.75%, 06/21/38 (Call 12/21/37)(b)	180	218,871
4.88%, 03/06/42(b)	100	124,501
8.75%, 06/15/30	1,815	2,660,064
9.25%, 06/01/32	384	614,999
Digicel International Finance Ltd./Digicel international Holdings Ltd.
8.75%, 05/25/24 (Call 05/25/22)(d)	400	415,288
8.75%, 05/25/24 (Call 05/27/22)(d)	600	624,000
Digicel Ltd., 6.75%, 03/01/23 (Call 11/15/21)(d)	200	193,420
DKT Finance ApS, 9.38%, 06/17/23 (Call 06/17/22)(b)	200	203,456

Security	Par (000)	Value

Telecommunications (continued)
Embarq Corp., 8.00%, 06/01/36	$725	$801,531
Empresa Nacional de Telecomunicaciones SA
3.05%, 09/14/32 (Call 06/14/32)(d)	200	194,906
4.75%, 08/01/26 (Call 05/03/26)(d)	600	648,762
Frontier Communications Holdings LLC
5.00%, 05/01/28 (Call 05/01/24)(b)	860	877,329
5.88%, 10/15/27 (Call 10/15/23)(b)	570	599,150
5.88%, 11/01/29 (Call 11/01/24)	350	349,038
6.00%, 01/15/30 (Call 10/15/24)(b)	370	371,591
6.75%, 05/01/29 (Call 05/01/24)(b)	495	512,825
Frontier Florida LLC, Series E, 6.86%, 02/01/28	150	160,844
HKT Capital No. 2 Ltd., 3.63%, 04/02/25(d)	220	232,459
HKT Capital No. 4 Ltd., 3.00%, 07/14/26(d)	400	417,532
HKT Capital No. 5 Ltd., 3.25%, 09/30/29(d)	400	421,152
Hughes Satellite Systems Corp.
5.25%, 08/01/26	362	404,032
6.63%, 08/01/26	400	453,368
Iliad Holding SAS
6.50%, 10/15/26 (Call 10/15/23)(b)	530	546,096
7.00%, 10/15/28 (Call 10/15/24)(b)	495	509,895
Intrado Corp., 8.50%, 10/15/25 (Call 10/15/22)(b)(c)	400	394,616
Juniper Networks Inc.
1.20%, 12/10/25 (Call 11/10/25)	393	387,655
2.00%, 12/10/30 (Call 09/10/30)	255	241,628
3.75%, 08/15/29 (Call 05/15/29)	342	372,383
5.95%, 03/15/41	327	434,429
Kenbourne Invest SA, 6.88%, 11/26/24 (Call 11/26/21)(d)	200	209,100
Koninklijke KPN NV, 8.38%, 10/01/30	165	232,894
KT Corp.
1.00%, 09/01/25(d)	400	393,308
2.50%, 07/18/26(b)	125	129,416
Level 3 Financing Inc.
3.40%, 03/01/27 (Call 01/01/27)(b)	407	424,066
3.63%, 01/15/29 (Call 01/15/24)(b)	365	345,454
3.75%, 07/15/29 (Call 01/15/24)(b)	700	661,745
3.88%, 11/15/29 (Call 08/15/29)(b)	80	83,969
4.25%, 07/01/28 (Call 07/01/23)(b)	620	613,955
4.63%, 09/15/27 (Call 09/15/22)(b)	474	486,063
5.25%, 03/15/26 (Call 03/15/22)	394	405,997
5.38%, 05/01/25 (Call 05/01/22)	150	153,399
Ligado Networks LLC
15.50%, 11/01/23, (15.50% PIK)(b)(f)	1,499	1,229,474
17.50%, 05/01/24, (17.50% PIK)(b)(c)(f)	273	185,738
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26 (Call 03/04/23)(d)	600	623,676
LogMeIn Inc., 5.50%, 09/01/27 (Call 09/01/23)(b)	435	435,687
Lumen Technologies Inc.
4.00%, 02/15/27 (Call 02/15/23)(b)	610	612,458
4.50%, 01/15/29 (Call 01/15/24)(b)	500	483,020
5.13%, 12/15/26 (Call 12/15/22)(b)	610	624,719
5.38%, 06/15/29 (Call 06/15/24)(b)	490	492,661
5.63%, 04/01/25 (Call 01/01/25)	244	262,407
Series G, 6.88%, 01/15/28	240	267,175
Series P, 7.60%, 09/15/39	325	358,894
Series U, 7.65%, 03/15/42	250	276,100
Series W, 6.75%, 12/01/23	384	421,663
Series Y, 7.50%, 04/01/24 (Call 01/01/24)	486	535,125
Maxar Technologies Inc., 7.54%, 12/31/27 (Call 06/25/24)(b)	50	52,875

122	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Millicom International Cellular SA
4.50%, 04/27/31 (Call 04/27/26)(d)	$600	$617,046
6.25%, 03/25/29 (Call 03/25/24)(c)(d)	180	196,326
Mobile Telesystems OJSC Via MTS International Funding DAC, 5.00%, 05/30/23(d)	400	419,996
Motorola Solutions Inc.
2.30%, 11/15/30 (Call 08/15/30)	537	524,080
2.75%, 05/24/31 (Call 02/24/31)	495	499,668
4.00%, 09/01/24	383	412,238
4.60%, 02/23/28 (Call 11/23/27)	566	649,010
4.60%, 05/23/29 (Call 02/23/29)	720	828,936
5.50%, 09/01/44	188	244,761
MTN Mauritius Investments Ltd.
4.76%, 11/11/24(d)	740	774,292
6.50%, 10/13/26(d)	200	226,830
NBN Co. Ltd.
1.45%, 05/05/26 (Call 04/05/26)(b)	400	395,440
2.63%, 05/05/31 (Call 02/05/31)(b)	1,000	1,007,670
Network i2i Ltd., 3.98%, (d)(g)	400	404,036
Nokia OYJ
4.38%, 06/12/27	250	269,520
6.63%, 05/15/39	250	335,395
NTT Finance Corp.
0.37%, 03/03/23(b)	1,430	1,428,327
0.58%, 03/01/24(b)	1,665	1,653,328
1.16%, 04/03/26 (Call 03/03/26)(b)	2,870	2,826,376
1.59%, 04/03/28 (Call 02/03/28)(b)	1,802	1,768,609
2.07%, 04/03/31 (Call 01/03/31)(b)	520	521,544
OI Movel SA, 8.75%, 07/30/26 (Call 07/30/24)(d)	400	414,052
Ooredoo International Finance Ltd.
2.63%, 04/08/31(d)	600	608,046
3.25%, 02/21/23(b)	700	721,441
3.75%, 06/22/26(d)	200	218,920
3.88%, 01/31/28(b)	400	445,504
4.50%, 01/31/43(b)	200	243,318
Orange SA
5.38%, 01/13/42	295	394,138
5.50%, 02/06/44 (Call 08/06/43)	794	1,087,462
9.00%, 03/01/31	1,171	1,797,813
Oztel Holdings SPC Ltd.
5.63%, 10/24/23(d)	400	417,324
6.63%, 04/24/28(d)	250	276,398
PCCW-HKT Capital No. 5 Ltd., 3.75%, 03/08/23(d)	200	206,952
Plantronics Inc., 4.75%, 03/01/29 (Call 03/01/24)(b)(c)	250	230,080
PLDT Inc., 3.45%, 06/23/50 (Call 03/23/50)(d)	400	400,256
Qwest Corp., 7.25%, 09/15/25	145	172,734
Rogers Communications Inc.
2.90%, 11/15/26 (Call 08/15/26)	165	173,148
3.00%, 03/15/23 (Call 12/15/22)	240	246,019
3.63%, 12/15/25 (Call 09/15/25)	735	791,588
3.70%, 11/15/49 (Call 05/15/49)	546	566,442
4.10%, 10/01/23 (Call 07/01/23)	408	430,048
4.30%, 02/15/48 (Call 08/15/47)	540	612,743
4.35%, 05/01/49 (Call 11/01/48)	793	905,019
4.50%, 03/15/43 (Call 09/15/42)	232	264,543
5.00%, 03/15/44 (Call 09/15/43)	624	761,386
7.50%, 08/15/38	45	67,368
Sable International Finance Ltd., 5.75%, 09/07/27 (Call 09/07/22)(d)	300	311,619
Saudi Telecom Co., 3.89%, 05/13/29(d)	600	667,770

Security	Par (000)	Value

Telecommunications (continued)
SES Global Americas Holdings GP, 5.30%, 03/25/44(b)	$339	$387,345
SES SA, 3.60%, 04/04/23(b)	335	346,363
SingTel Group Treasury Pte Ltd.
1.88%, 06/10/30 (Call 03/10/30)(d)	600	588,768
2.38%, 08/28/29 (Call 05/28/29)(d)	600	613,614
3.25%, 06/30/25(d)	200	212,484
3.88%, 08/28/28 (Call 05/28/28)(d)	400	448,232
Sprint Capital Corp.
6.88%, 11/15/28	1,210	1,529,755
8.75%, 03/15/32	1,000	1,492,670
Sprint Communications Inc., 6.00%, 11/15/22	1,140	1,195,712
Sprint Corp.
7.13%, 06/15/24	1,260	1,423,548
7.63%, 02/15/25 (Call 11/15/24)	760	884,100
7.63%, 03/01/26 (Call 11/01/25)	780	936,109
7.88%, 09/15/23	2,220	2,464,466
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/25 (Call 03/20/24)(b)	394	416,095
Switch Ltd.
3.75%, 09/15/28 (Call 09/15/23)(b)	320	318,563
4.13%, 06/15/29 (Call 06/15/24)(b)	224	225,599
Telecom Italia Capital SA
6.00%, 09/30/34	500	556,285
6.38%, 11/15/33	490	564,750
7.20%, 07/18/36	500	608,140
7.72%, 06/04/38	488	625,162
Telecom Italia SpA/Milano, 5.30%, 05/30/24(b)	725	772,277
Telefonica Celular del Paraguay SA, 5.88%, 04/15/27(d)	400	415,416
Telefonica Emisiones SA
4.10%, 03/08/27	792	877,591
4.67%, 03/06/38	410	477,002
4.90%, 03/06/48	1,146	1,399,484
5.21%, 03/08/47	871	1,097,591
5.52%, 03/01/49 (Call 09/01/48)	586	772,881
7.05%, 06/20/36	650	929,675
Telefonica Europe BV, 8.25%, 09/15/30	612	870,062
Telesat Canada/Telesat LLC
4.88%, 06/01/27 (Call 12/01/22)(b)	235	210,414
5.63%, 12/06/26 (Call 12/06/23)(b)	255	237,946
6.50%, 10/15/27 (Call 10/15/22)(b)	280	227,332
Telstra Corp. Ltd., 3.13%, 04/07/25 (Call 01/07/25)(b)	130	137,315
TELUS Corp.
2.80%, 02/16/27 (Call 11/16/26)	165	173,116
3.70%, 09/15/27 (Call 06/15/27)	292	320,949
4.30%, 06/15/49 (Call 12/15/48)	183	225,639
4.60%, 11/16/48 (Call 05/16/48)	518	662,869
T-Mobile USA Inc.
1.50%, 02/15/26 (Call 01/15/26)	440	436,810
2.05%, 02/15/28 (Call 12/15/27)	860	852,380
2.25%, 02/15/26 (Call 02/15/23)	500	502,835
2.25%, 02/15/26 (Call 02/15/23)(b)	395	397,433
2.25%, 11/15/31 (Call 08/15/31)	585	564,496
2.55%, 02/15/31 (Call 11/15/30)	1,464	1,452,888
2.63%, 04/15/26 (Call 04/15/23)	580	589,350
2.63%, 02/15/29 (Call 02/15/24)	390	386,447
2.88%, 02/15/31 (Call 02/15/26)	485	482,948
3.00%, 02/15/41 (Call 08/15/40)	1,172	1,127,558
3.30%, 02/15/51 (Call 08/15/50)	1,017	997,168

S C H E D U L E O F I N V E S T M E N T S	123

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
3.38%, 04/15/29 (Call 04/15/24)	$595	$611,612
3.38%, 04/15/29 (Call 04/15/24)(b)	545	560,309
3.40%, 10/15/52 (Call 04/15/52)(b)	300	298,659
3.50%, 04/15/25 (Call 03/15/25)	1,963	2,093,539
3.50%, 04/15/31 (Call 04/15/26)	600	622,008
3.50%, 04/15/31 (Call 04/15/26)(b)	595	615,879
3.60%, 11/15/60 (Call 05/15/60)	900	900,783
3.60%, 11/15/60 (Call 05/15/60)(b)	425	425,310
3.75%, 04/15/27 (Call 02/15/27)	1,912	2,075,208
3.88%, 04/15/30 (Call 01/15/30)	2,547	2,786,316
4.38%, 04/15/40 (Call 10/15/39)	800	912,544
4.50%, 04/15/50 (Call 10/15/49)	1,166	1,378,107
4.75%, 02/01/28 (Call 02/01/23)	651	687,130
5.38%, 04/15/27 (Call 04/15/22)	250	260,703
Total Play Telecomunicaciones SA de CV, 7.50%, 11/12/25 (Call 11/12/23)(d)	200	208,108
Tower Bersama Infrastructure Tbk PT, 2.75%, 01/20/26 (Call 12/20/25)(d)	400	404,364
Turk Telekomunikasyon AS
4.88%, 06/19/24(d)	400	408,252
6.88%, 02/28/25(d)	200	214,106
Turkcell Iletisim Hizmetleri AS, 5.80%, 04/11/28 (Call 01/11/28)(d)	600	626,142
United States Cellular Corp., 6.70%, 12/15/33	303	377,008
VEON Holdings BV
3.38%, 11/25/27 (Call 08/25/27)(b)	800	799,472
4.00%, 04/09/25 (Call 01/09/25)(b)	1,136	1,179,134
4.95%, 06/16/24 (Call 03/16/24)(d)	200	212,544
5.95%, 02/13/23(d)	200	210,838
7.25%, 04/26/23 (Call 01/26/23)(d)	600	638,790
Verizon Communications Inc.
0.75%, 03/22/24	385	384,003
0.85%, 11/20/25 (Call 10/20/25)	1,075	1,052,565
1.45%, 03/20/26 (Call 02/20/26)	780	777,871
1.50%, 09/18/30 (Call 06/18/30)	75	70,221
1.68%, 10/30/30 (Call 07/30/30)	1,066	1,005,291
1.75%, 01/20/31 (Call 10/20/30)	2,315	2,184,897
2.10%, 03/22/28 (Call 01/22/28)	935	937,908
2.36%, 03/15/32 (Call 12/15/31)(b)	2,577	2,537,830
2.55%, 03/21/31 (Call 12/21/30)	1,702	1,716,297
2.63%, 08/15/26	797	834,387
2.65%, 11/20/40 (Call 05/20/40)	3,230	3,057,679
2.85%, 09/03/41 (Call 03/03/41)	435	424,934
2.88%, 11/20/50 (Call 05/20/50)	2,168	2,067,101
2.99%, 10/30/56 (Call 04/30/56)	1,513	1,439,317
3.00%, 03/22/27 (Call 01/22/27)	250	264,555
3.00%, 11/20/60 (Call 05/20/60)	2,540	2,405,837
3.15%, 03/22/30 (Call 12/22/29)	987	1,045,045
3.38%, 02/15/25	752	803,249
3.40%, 03/22/41 (Call 09/22/40)	1,233	1,292,554
3.50%, 11/01/24 (Call 08/01/24)	483	515,322
3.55%, 03/22/51 (Call 09/22/50)	1,935	2,084,653
3.70%, 03/22/61 (Call 09/22/60)	1,003	1,091,124
3.85%, 11/01/42 (Call 05/01/42)	1,195	1,329,234
3.88%, 02/08/29 (Call 11/08/28)	685	763,248
4.00%, 03/22/50 (Call 09/22/49)	1,370	1,569,869
4.02%, 12/03/29 (Call 09/03/29)	728	817,013
4.13%, 03/16/27	1,367	1,526,515
4.13%, 08/15/46	494	578,257
4.27%, 01/15/36	1,049	1,222,746

Security	Par (000)	Value

Telecommunications (continued)
4.33%, 09/21/28	$1,677	$1,914,212
4.40%, 11/01/34 (Call 05/01/34)	1,224	1,428,432
4.50%, 08/10/33	1,252	1,478,288
4.52%, 09/15/48	1,445	1,831,798
4.67%, 03/15/55	297	391,823
4.75%, 11/01/41	295	363,304
4.81%, 03/15/39	938	1,163,214
4.86%, 08/21/46	1,562	2,048,313
5.01%, 04/15/49	257	350,453
5.01%, 08/21/54	150	209,079
5.25%, 03/16/37	155	201,392
5.50%, 03/16/47	160	225,805
6.40%, 09/15/33	5	6,776
6.55%, 09/15/43	10	15,630
ViaSat Inc.
5.63%, 09/15/25 (Call 09/15/22)(b)	202	204,713
5.63%, 04/15/27 (Call 04/15/22)(b)	290	301,612
6.50%, 07/15/28 (Call 06/17/23)(b)	320	336,304
Viavi Solutions Inc., 3.75%, 10/01/29 (Call 10/01/24)(b)	200	198,566
Vmed O2 UK Financing I PLC
4.25%, 01/31/31 (Call 01/31/26)(b)	675	657,423
4.75%, 07/15/31 (Call 07/15/26)(b)	695	698,697
Vodafone Group PLC
3.25%, 06/04/81 (Call 06/04/26)(a)	50	50,205
4.13%, 05/30/25	881	965,435
4.13%, 06/04/81 (Call 04/04/31)(a)	500	499,900
4.25%, 09/17/50	987	1,154,099
4.38%, 05/30/28	795	906,228
4.38%, 02/19/43	577	672,724
4.88%, 06/19/49	743	930,073
5.00%, 05/30/38	636	789,696
5.13%, 06/19/59	715	946,174
5.13%, 06/04/81 (Call 12/04/50)(a)	525	537,227
5.25%, 05/30/48	1,198	1,581,935
6.15%, 02/27/37	501	686,205
6.25%, 11/30/32	200	264,748
7.00%, 04/04/79 (Call 01/04/29)(a)	1,160	1,401,535
7.88%, 02/15/30	255	358,737
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28 (Call 08/15/23)(b)	761	805,267
Xiaomi Best Time International Ltd.
3.38%, 04/29/30(d)	800	826,432
4.10%, 07/14/51 (Call 01/14/51)(d)	200	206,700
Zayo Group Holdings Inc.
4.00%, 03/01/27 (Call 03/01/22)(b)	735	713,707
6.13%, 03/01/28 (Call 03/01/23)(b)	500	488,540

		264,560,438

Textiles — 0.0%
Eagle Intermediate Global Holding BV/Ruyi U.S. Finance LLC, 7.50%, 05/01/25 (Call 05/01/22)(d)	200	188,532
Mohawk Industries Inc.
3.63%, 05/15/30 (Call 02/15/30)	190	205,175
3.85%, 02/01/23 (Call 11/01/22)	448	462,103

		855,810

Toys, Games & Hobbies — 0.0%
Hasbro Inc.
3.00%, 11/19/24 (Call 10/19/24)	414	435,863
3.50%, 09/15/27 (Call 06/15/27)	379	408,247

124	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Toys, Games & Hobbies (continued)
3.55%, 11/19/26 (Call 09/19/26)	$405	$436,566
3.90%, 11/19/29 (Call 08/19/29)	316	346,908
5.10%, 05/15/44 (Call 11/15/43)	375	456,926
6.35%, 03/15/40	235	323,376
Mattel Inc.
3.15%, 03/15/23 (Call 12/15/22)	125	127,973
3.38%, 04/01/26 (Call 04/01/23)(b)	300	309,279
3.75%, 04/01/29 (Call 04/01/24)(b)	300	311,718
5.45%, 11/01/41 (Call 05/01/41)	150	177,558
5.88%, 12/15/27 (Call 12/15/22)(b)	365	393,120
6.20%, 10/01/40	125	159,511

		3,887,045

Transportation — 0.7%
Altera Infrastructure LP/Teekay Offshore Finance Corp., 8.50%, 07/15/23 (Call 07/15/22)(b)	350	264,128
AP Moller - Maersk A/S
3.75%, 09/22/24 (Call 06/22/24)(b)	220	234,197
3.88%, 09/28/25 (Call 06/28/25)(b)	255	277,310
4.50%, 06/20/29 (Call 03/20/29)(b)	325	372,950
AVIC International Finance & Investment Ltd., 3.30%, 09/23/30 (Call 06/23/30)(d)	400	380,464
BPHL Capital Management Ltd., 5.95%, 02/27/23(d)	200	179,952
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	172	176,857
3.00%, 04/01/25 (Call 01/01/25)	280	296,444
3.05%, 02/15/51 (Call 08/15/50)	295	312,370
3.25%, 06/15/27 (Call 03/15/27)	786	856,300
3.30%, 09/15/51 (Call 03/15/51)	735	815,064
3.40%, 09/01/24 (Call 12/01/23)	269	286,447
3.55%, 02/15/50 (Call 08/15/49)	168	192,751
3.65%, 09/01/25 (Call 06/01/25)	230	249,879
3.75%, 04/01/24 (Call 01/01/24)	185	196,474
3.85%, 09/01/23 (Call 06/01/23)	474	498,553
3.90%, 08/01/46 (Call 02/01/46)	469	557,346
4.05%, 06/15/48 (Call 12/15/47)	641	787,622
4.13%, 06/15/47 (Call 12/15/46)	283	348,495
4.15%, 04/01/45 (Call 10/01/44)	800	980,448
4.15%, 12/15/48 (Call 06/15/48)	288	358,736
4.38%, 09/01/42 (Call 03/01/42)	735	906,042
4.40%, 03/15/42 (Call 09/15/41)	115	141,710
4.45%, 03/15/43 (Call 09/15/42)	305	380,832
4.55%, 09/01/44 (Call 03/01/44)	246	312,009
4.70%, 09/01/45 (Call 03/01/45)	294	386,398
4.90%, 04/01/44 (Call 10/01/43)	430	566,869
4.95%, 09/15/41 (Call 03/15/41)	60	78,403
5.05%, 03/01/41 (Call 09/01/40)	343	452,256
5.15%, 09/01/43 (Call 03/01/43)	270	367,994
5.40%, 06/01/41 (Call 12/01/40)	115	156,924
5.75%, 05/01/40 (Call 11/01/39)	510	715,540
6.15%, 05/01/37	25	35,952
6.20%, 08/15/36	150	212,160
7.00%, 12/15/25	100	122,198
Canadian National Railway Co.
2.45%, 05/01/50 (Call 11/01/49)	700	658,910
2.75%, 03/01/26 (Call 12/01/25)	260	274,092
2.95%, 11/21/24 (Call 08/21/24)	400	420,496
3.20%, 08/02/46 (Call 02/02/46)	343	366,050
3.65%, 02/03/48 (Call 08/03/47)	621	712,691
4.45%, 01/20/49 (Call 07/20/48)	100	129,440
6.20%, 06/01/36	200	280,256

Security	Par (000)	Value

Transportation (continued)
6.25%, 08/01/34	$3	$4,184
6.38%, 11/15/37	20	28,883
6.90%, 07/15/28	70	91,599
Canadian Pacific Railway Co.
2.05%, 03/05/30 (Call 12/05/29)	230	226,097
2.90%, 02/01/25 (Call 11/01/24)	1,043	1,096,329
4.00%, 06/01/28 (Call 03/01/28)	235	263,325
4.45%, 03/15/23 (Call 12/15/22)	75	78,083
4.80%, 09/15/35 (Call 03/15/35)	230	281,060
4.80%, 08/01/45 (Call 02/01/45)	347	447,828
5.95%, 05/15/37	300	409,626
6.13%, September 15, 2115 (Call 03/15/15)	473	734,470
7.13%, 10/15/31	353	491,404
Cargo Aircraft Management Inc., 4.75%, 02/01/28 (Call 02/01/23)(b)	325	332,072
Carriage Purchaser Inc., 7.88%, 10/15/29 (Call 10/15/24)(b)	155	153,955
CH Robinson Worldwide Inc., 4.20%, 04/15/28 (Call 01/15/28)	150	169,056
COSCO Finance 2011 Ltd., 4.00%, 12/03/22(d)	400	410,972
CRCC Chengan Ltd., 3.97%, (Call 06/27/24)(a)(d)(g)	1,000	1,033,050
CSX Corp.
2.40%, 02/15/30 (Call 11/15/29)	327	333,586
2.50%, 05/15/51 (Call 11/15/50)	535	499,920
2.60%, 11/01/26 (Call 08/01/26)	350	369,145
3.25%, 06/01/27 (Call 03/01/27)	1,044	1,122,404
3.35%, 11/01/25 (Call 08/01/25)	210	225,660
3.35%, 09/15/49 (Call 03/15/49)	168	182,141
3.40%, 08/01/24 (Call 05/01/24)	606	644,578
3.80%, 03/01/28 (Call 12/01/27)	847	940,246
3.80%, 11/01/46 (Call 05/01/46)	418	481,076
3.80%, 04/15/50 (Call 10/15/49)	115	133,946
3.95%, 05/01/50 (Call 11/01/49)	460	549,332
4.10%, 03/15/44 (Call 09/15/43)	450	525,978
4.25%, 03/15/29 (Call 12/15/28)	395	452,164
4.25%, 11/01/66 (Call 05/01/66)	225	281,101
4.30%, 03/01/48 (Call 09/01/47)	426	527,120
4.40%, 03/01/43 (Call 09/01/42)	93	112,291
4.50%, 03/15/49 (Call 09/15/48)	620	790,302
4.50%, 08/01/54 (Call 02/01/54)	200	258,016
4.65%, 03/01/68 (Call 09/01/67)	132	176,229
4.75%, 05/30/42 (Call 11/30/41)	404	509,577
4.75%, 11/15/48 (Call 05/15/48)	308	406,782
5.50%, 04/15/41 (Call 10/15/40)	80	108,518
6.00%, 10/01/36	140	192,042
6.15%, 05/01/37	222	312,742
6.22%, 04/30/40	155	226,072
Danaos Corp., 8.50%, 03/01/28 (Call 03/01/24)(b)	300	330,225
Eastern Creation II Investment Holdings Ltd., 1.00%, 09/10/23(d)	1,000	994,910
Empresa de los Ferrocarriles del Estado
3.07%, 08/18/50(d)	400	350,252
3.83%, 09/14/61 (Call 03/14/61)(d)	200	193,010
Empresa de Transporte de Pasajeros Metro SA
3.65%, 05/07/30 (Call 02/07/30)(d)	200	212,984
3.69%, 09/13/61 (Call 03/13/61)(d)	200	194,030
4.70%, 05/07/50 (Call 11/07/49)(d)	200	233,620
5.00%, 01/25/47 (Call 07/25/46)(d)	600	703,290
ENA Master Trust, 4.00%, 05/19/48 (Call 02/19/48)(d)	400	405,276

S C H E D U L E O F I N V E S T M E N T S	125

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
FedEx Corp.
2.40%, 05/15/31 (Call 02/15/31)	$380	$380,923
3.10%, 08/05/29 (Call 05/05/29)	550	585,359
3.25%, 04/01/26 (Call 01/01/26)	905	974,432
3.25%, 05/15/41 (Call 11/15/40)	695	708,476
3.40%, 02/15/28 (Call 11/15/27)	280	305,360
3.88%, 08/01/42	180	198,398
3.90%, 02/01/35	814	909,726
4.05%, 02/15/48 (Call 08/15/47)	543	621,583
4.10%, 04/15/43	350	395,405
4.10%, 02/01/45	180	204,572
4.20%, 10/17/28 (Call 07/17/28)	85	96,979
4.25%, 05/15/30 (Call 02/15/30)	227	258,912
4.40%, 01/15/47 (Call 07/15/46)	195	232,422
4.55%, 04/01/46 (Call 10/01/45)	594	720,795
4.75%, 11/15/45 (Call 05/15/45)	578	718,818
4.90%, 01/15/34	196	239,081
4.95%, 10/17/48 (Call 04/17/48)	345	445,088
5.10%, 01/15/44	651	835,142
5.25%, 05/15/50 (Call 11/15/49)	861	1,165,054
Series 2020-1, Class AA, 1.88%, 08/20/35	175	172,238
First Student Bidco Inc./First Transit Parent Inc., 4.00%, 07/31/29 (Call 07/31/24)(b)	380	372,970
Guangzhou Metro Investment Finance BVI Ltd., 1.51%, 09/17/25(d)	600	588,132
Hidrovias International Finance SARL, 4.95%, 02/08/31 (Call 02/08/26)(d)	400	377,732
Indian Railway Finance Corp. Ltd.
2.80%, 02/10/31(d)	400	387,368
3.25%, 02/13/30(d)	600	607,530
3.73%, 03/29/24(d)	300	314,883
3.95%, 02/13/50(d)	600	581,928
JB Hunt Transport Services Inc., 3.88%, 03/01/26 (Call 01/01/26)	1,160	1,270,316
Kansas City Southern
2.88%, 11/15/29 (Call 08/15/29)	958	1,001,742
3.00%, 05/15/23 (Call 02/15/23)	25	25,765
3.50%, 05/01/50 (Call 11/01/49)	85	91,575
4.20%, 11/15/69 (Call 05/15/69)	479	574,378
4.30%, 05/15/43 (Call 11/15/42)	53	62,485
4.70%, 05/01/48 (Call 11/01/47)	265	337,623
4.95%, 08/15/45 (Call 02/15/45)	740	953,912
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42(d)	400	545,000
Kirby Corp., 4.20%, 03/01/28 (Call 12/01/27)	391	428,032
Lima Metro Line 2 Finance Ltd.
4.35%, 04/05/36(d)	195	208,110
5.88%, 07/05/34(d)	350	404,678
MTR Corp. CI Ltd., 2.50%, 11/02/26(d)	510	532,292
MTR Corp. Ltd., 1.63%, 08/19/30(d)	1,093	1,057,182
MV24 Capital BV, 6.75%, 06/01/34(d)	374	386,618
Navios South American Logistics Inc./Navios Logistics Finance U.S. Inc., 10.75%, 07/01/25 (Call 08/01/22)(d)	200	214,248
Norfolk Southern Corp.
2.30%, 05/15/31 (Call 02/15/31)	957	964,302
2.55%, 11/01/29 (Call 08/01/29)	905	935,526
2.90%, 02/15/23 (Call 11/15/22)	345	353,242
2.90%, 06/15/26 (Call 03/15/26)	524	554,492
2.90%, 08/25/51 (Call 02/25/51)	100	99,967

Security	Par (000)	Value

Transportation (continued)
3.05%, 05/15/50 (Call 11/15/49)	$429	$441,634
3.15%, 06/01/27 (Call 03/01/27)	350	375,903
3.16%, 05/15/55 (Call 11/15/54)	492	509,466
3.40%, 11/01/49 (Call 05/01/49)	225	245,095
3.65%, 08/01/25 (Call 06/01/25)	88	94,963
3.80%, 08/01/28 (Call 05/01/28)	288	321,252
3.85%, 01/15/24 (Call 10/15/23)	355	375,260
3.94%, 11/01/47 (Call 05/01/47)	253	297,224
3.95%, 10/01/42 (Call 04/01/42)	100	115,424
4.05%, 08/15/52 (Call 02/15/52)	133	160,495
4.10%, 05/15/49 (Call 11/15/48)	383	462,273
4.10%, May 15, 2121 (Call 11/15/20)	700	814,247
4.15%, 02/28/48 (Call 08/28/47)	200	240,956
4.45%, 06/15/45 (Call 12/15/44)	70	87,501
4.65%, 01/15/46 (Call 07/15/45)	603	774,933
4.84%, 10/01/41	245	314,350
Pelabuhan Indonesia II PT
4.25%, 05/05/25(d)	600	650,604
5.38%, 05/05/45(d)	220	259,343
Pelabuhan Indonesia III Persero PT, 4.50%, 05/02/23(d)	400	418,888
Rumo Luxembourg Sarl
5.25%, 01/10/28 (Call 01/10/24)(d)	200	207,752
5.88%, 01/18/25 (Call 01/18/22)(d)	200	206,486
Russian Railways via RZD Capital PLC, 4.38%, 03/01/24(d)	400	426,672
Ryder System Inc.
2.50%, 09/01/24 (Call 08/01/24)	679	704,890
2.90%, 12/01/26 (Call 10/01/26)	353	371,882
3.35%, 09/01/25 (Call 08/01/25)	275	293,430
3.40%, 03/01/23 (Call 02/01/23)	197	203,804
3.65%, 03/18/24 (Call 02/18/24)	500	530,120
3.75%, 06/09/23 (Call 05/09/23)	540	564,797
3.88%, 12/01/23 (Call 11/01/23)	165	174,981
4.63%, 06/01/25 (Call 05/01/25)	550	608,382
Seaspan Corp.
5.50%, 08/01/29 (Call 08/01/24)(b)	200	202,988
6.50%, 04/29/26 (Call 04/29/25)(b)	200	214,534
SF Holding Investment Co., 4.13%, 07/26/23(d)	200	209,044
SF Holding Investment Ltd., 2.88%, 02/20/30(d)	400	400,508
Simpar Europe SA, 5.20%, 01/26/31(d)	400	384,296
TTX Co., 4.60%, 02/01/49 (Call 08/01/48)(b)	255	335,042
Ukraine Railways Via Rail Capital Markets PLC, 8.25%, 07/09/24(d)	200	208,540
Union Pacific Corp.
2.15%, 02/05/27 (Call 12/05/26)	773	794,350
2.38%, 05/20/31 (Call 02/20/31)	670	684,097
2.40%, 02/05/30 (Call 11/05/29)	472	484,791
2.75%, 04/15/23 (Call 01/15/23)	275	281,979
2.75%, 03/01/26 (Call 12/01/25)	293	309,663
2.89%, 04/06/36 (Call 01/06/36)	100	104,174
2.95%, 01/15/23 (Call 10/15/22)	205	209,627
2.95%, 03/10/52 (Call 09/10/51)	345	354,343
2.97%, 09/16/62 (Call 03/16/62)	344	346,250
3.00%, 04/15/27 (Call 01/15/27)	155	165,242
3.15%, 03/01/24 (Call 02/01/24)	758	798,121
3.20%, 05/20/41 (Call 11/20/40)	335	357,646
3.25%, 01/15/25 (Call 10/15/24)	115	122,015
3.25%, 08/15/25 (Call 05/15/25)	475	507,941
3.25%, 02/05/50 (Call 08/05/49)	721	781,211

126	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
3.35%, 08/15/46 (Call 02/15/46)	$100	$109,966
3.38%, 02/01/35 (Call 08/01/34)	310	337,119
3.50%, 06/08/23 (Call 05/08/23)	1,172	1,223,287
3.55%, 08/15/39 (Call 02/15/39)	100	111,734
3.55%, 05/20/61 (Call 11/20/60)	165	185,090
3.60%, 09/15/37 (Call 03/15/37)	288	322,900
3.65%, 02/15/24 (Call 11/15/23)	590	623,512
3.70%, 03/01/29 (Call 12/01/28)	544	605,113
3.75%, 03/15/24 (Call 12/15/23)	235	249,171
3.75%, 07/15/25 (Call 05/15/25)	336	365,306
3.75%, 02/05/70 (Call 08/05/69)	858	996,618
3.80%, 10/01/51 (Call 04/01/51)	395	468,592
3.80%, 04/06/71 (Call 10/06/70)	244	286,192
3.84%, 03/20/60 (Call 09/20/59)	440	521,158
3.88%, 02/01/55 (Call 08/01/54)	266	314,008
3.95%, 09/10/28 (Call 06/10/28)	707	797,447
3.95%, 08/15/59 (Call 02/15/59)	365	440,632
4.00%, 04/15/47 (Call 10/15/46)	960	1,149,638
4.05%, 11/15/45 (Call 05/15/45)	305	366,747
4.05%, 03/01/46 (Call 09/01/45)	140	167,327
4.10%, 09/15/67 (Call 03/15/67)	79	97,378
4.30%, 03/01/49 (Call 09/01/48)	10	12,608
4.50%, 09/10/48 (Call 03/10/48)	653	841,835
United Parcel Service Inc.
2.20%, 09/01/24 (Call 08/01/24)	935	969,258
2.40%, 11/15/26 (Call 08/15/26)	463	485,349
2.50%, 04/01/23 (Call 03/01/23)	385	395,006
2.50%, 09/01/29 (Call 06/01/29)	242	252,885
2.80%, 11/15/24 (Call 09/15/24)	212	223,615
3.05%, 11/15/27 (Call 08/15/27)	1,107	1,200,630
3.40%, 03/15/29 (Call 12/15/28)	385	424,412
3.40%, 11/15/46 (Call 05/15/46)	235	266,248
3.40%, 09/01/49 (Call 03/01/49)	79	90,147
3.63%, 10/01/42	70	80,214
3.75%, 11/15/47 (Call 05/15/47)	334	401,749
3.90%, 04/01/25 (Call 03/01/25)	379	412,272
4.25%, 03/15/49 (Call 09/15/48)	353	454,844
4.45%, 04/01/30 (Call 01/01/30)	763	903,842
4.88%, 11/15/40 (Call 05/15/40)	115	150,426
5.20%, 04/01/40 (Call 10/01/39)	665	894,944
5.30%, 04/01/50 (Call 10/01/49)	987	1,467,462
6.20%, 01/15/38	600	879,312
Walmart Inc.
1.05%, 09/17/26 (Call 08/17/26)	190	188,127
1.50%, 09/22/28 (Call 07/22/28)	400	395,544
1.80%, 09/22/31 (Call 06/22/31)	560	551,981
2.50%, 09/22/41 (Call 03/22/41)	200	201,060
2.65%, 09/22/51 (Call 03/22/51)	260	266,796
Watco Companies LLC/Watco Finance Corp., 6.50%, 06/15/27 (Call 06/15/23)(b)	315	335,447
Western Global Airlines LLC, 10.38%, 08/15/25 (Call 08/15/22)(b)	100	111,360
XPO CNW Inc., 6.70%, 05/01/34	125	157,150
XPO Logistics Inc., 6.25%, 05/01/25 (Call 05/01/22)(b)	581	612,107
Yunda Holding Investment Co., 2.25%, 08/19/25(d)	200	193,352

		103,999,684

Trucking & Leasing — 0.1%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25)(a)(b)	200	215,278

Security	Par (000)	Value

Trucking & Leasing (continued)
CMB International Leasing Management Ltd.
1.88%, 08/12/25(d)	$400	$395,428
2.00%, 02/04/26(d)	600	590,940
2.75%, 08/12/30(d)	200	192,844
2.88%, 02/04/31(d)	200	193,722
3.00%, 07/03/24(d)	600	620,436
DAE Funding LLC
1.55%, 08/01/24 (Call 07/01/24)(d)	600	592,914
3.38%, 03/20/28 (Call 01/20/28)(d)	600	613,344
Fortress Transportation and Infrastructure Investors LLC
5.50%, 05/01/28 (Call 05/01/24)(b)	375	376,076
6.50%, 10/01/25 (Call 10/01/22)(b)	475	488,932
9.75%, 08/01/27 (Call 08/01/23)(b)	240	270,250
GATX Corp.
1.90%, 06/01/31 (Call 03/01/31)	166	157,552
3.10%, 06/01/51 (Call 12/01/50)	215	209,533
3.25%, 03/30/25 (Call 12/30/24)	120	126,668
3.25%, 09/15/26 (Call 06/15/26)	514	545,811
3.50%, 03/15/28 (Call 12/15/27)	80	86,905
3.85%, 03/30/27 (Call 12/30/26)	223	243,182
4.00%, 06/30/30 (Call 03/30/30)	460	512,095
4.35%, 02/15/24 (Call 01/15/24)	174	186,622
4.55%, 11/07/28 (Call 08/07/28)	295	338,052
4.70%, 04/01/29 (Call 01/01/29)	110	126,797
5.20%, 03/15/44 (Call 09/15/43)	530	673,810
Penske Truck Leasing Co. LP/PTL Finance Corp.
1.20%, 11/15/25 (Call 10/15/25)(b)	320	314,022
1.70%, 06/15/26 (Call 05/15/26)(b)	630	627,360
2.70%, 03/14/23 (Call 02/14/23)(b)	235	240,699
2.70%, 11/01/24 (Call 10/01/24)(b)	235	244,621
3.35%, 11/01/29 (Call 08/01/29)(b)	16	17,084
3.40%, 11/15/26 (Call 08/15/26)(b)	302	323,385
3.45%, 07/01/24 (Call 06/01/24)(b)	610	644,929
3.90%, 02/01/24 (Call 01/01/24)(b)	892	945,110
3.95%, 03/10/25 (Call 01/10/25)(b)	390	419,878
4.13%, 08/01/23 (Call 07/01/23)(b)	15	15,794
4.20%, 04/01/27 (Call 01/01/27)(b)	225	250,285
4.25%, 01/17/23(b)	152	158,279
4.45%, 01/29/26 (Call 11/29/25)(b)	438	484,253
SMBC Aviation Capital Finance DAC
1.90%, 10/15/26 (Call 09/15/26)(b)	500	497,945
2.30%, 06/15/28 (Call 04/15/28)(b)	200	198,924
4.13%, 07/15/23 (Call 06/15/23)(b)	374	393,396

		13,533,155

Water — 0.1%
American Water Capital Corp.
2.30%, 06/01/31 (Call 03/01/31)	300	301,785
2.80%, 05/01/30 (Call 02/01/30)	213	222,636
2.95%, 09/01/27 (Call 06/01/27)	553	587,319
3.25%, 06/01/51 (Call 12/01/50)	800	846,704
3.40%, 03/01/25 (Call 12/01/24)	460	492,214
3.45%, 06/01/29 (Call 03/01/29)	259	283,165
3.45%, 05/01/50 (Call 11/01/49)	195	212,585
3.75%, 09/01/28 (Call 06/01/28)	287	320,168
3.75%, 09/01/47 (Call 03/01/47)	449	510,603
3.85%, 03/01/24 (Call 12/01/23)	135	143,427
4.00%, 12/01/46 (Call 06/01/46)	130	153,947
4.15%, 06/01/49 (Call 12/01/48)	470	567,798
4.20%, 09/01/48 (Call 03/01/48)	220	269,859

S C H E D U L E O F I N V E S T M E N T S	127

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Water (continued)
4.30%, 12/01/42 (Call 06/01/42)	$306	$373,461
4.30%, 09/01/45 (Call 03/01/45)	304	375,057
6.59%, 10/15/37	295	431,252
Aquarion Co., 4.00%, 08/15/24 (Call 05/15/24)(b)	250	265,922
Essential Utilities Inc.
2.40%, 05/01/31 (Call 02/01/31)	930	932,734
2.70%, 04/15/30 (Call 01/15/30)	603	620,131
3.35%, 04/15/50 (Call 10/15/49)	183	195,371
3.57%, 05/01/29 (Call 02/01/29)	385	419,935
4.28%, 05/01/49 (Call 11/01/48)	290	351,332
Solaris Midstream Holdings LLC, 7.63%, 04/01/26 (Call 04/01/23)(b)	205	216,273
United Utilities PLC, 6.88%, 08/15/28	145	185,252
Veolia Environnement SA, 6.75%, 06/01/38	50	74,942

		9,353,872

Total Corporate Bonds & Notes — 35.8% (Cost: $5,632,002,110)		5,715,660,262

Foreign Government Obligations(l)

Angola — 0.0%
Angolan Government International Bond
8.00%, 11/26/29(d)	1,200	1,191,756
8.25%, 05/09/28(d)	800	804,504
9.13%, 11/26/49(d)	600	586,800
9.38%, 05/08/48(d)	800	795,320
9.50%, 11/12/25(d)	600	650,334

		4,028,714

Argentina — 0.1%
Argentina Bonar Bonds
0.50%, 07/09/30(e)	7,206	2,312,010
1.00%, 07/09/29	882	289,241
1.13%, 07/09/35(e)	5,520	1,617,256
2.50%, 07/09/41(e)	400	126,573
5.00%, 01/09/38(e)	1,886	611,297
Argentine Republic Government International Bond
0.50%, 07/09/30 (Call 11/29/21)(e)	8,871	3,041,257
1.00%, 07/09/29 (Call 11/29/21)(c)	2,100	763,947
1.13%, 07/09/35 (Call 11/29/21)(c)(e)	11,731	3,623,996
1.13%, 07/09/46 (Call 11/29/21)(c)(e)	2,625	828,056
2.00%, 01/09/38 (Call 11/29/21)(e)	7,524	2,748,165
2.50%, 07/09/41 (Call 11/29/21)(e)	6,422	2,219,251
Ciudad Autonoma De Buenos Aires/Government Bonds, 7.50%, 06/01/27(d)	450	398,983
Provincia de Buenos Aires/Government Bonds, 3.90%, 09/01/37(d)(e)	2,000	885,440
Provincia de Cordoba
5.00%, 12/10/25(d)(e)	300	226,035
5.00%, 06/01/27(c)(d)(e)	302	200,634
Provincia de Mendoza Argentina, 4.25%, 03/19/29(d)(e)	200	138,738

		20,030,879

Azerbaijan — 0.0%
Republic of Azerbaijan International Bond
3.50%, 09/01/32(d)	400	408,888
4.75%, 03/18/24(d)	200	214,454
State Oil Co. of the Azerbaijan Republic
4.75%, 03/13/23(d)	200	208,014
6.95%, 03/18/30(d)	222	271,826

		1,103,182

Security	Par (000)	Value

Bahrain — 0.1%
Bahrain Government International Bond
4.25%, 01/25/28(d)	$600	$590,130
5.25%, 01/25/33(d)	800	765,936
5.45%, 09/16/32(d)	200	195,714
5.63%, 09/30/31(d)	600	597,732
6.00%, 09/19/44(d)	800	740,632
6.13%, 08/01/23(d)	600	635,232
6.25%, 01/25/51(d)	800	747,784
6.75%, 09/20/29(d)	600	647,688
7.00%, 01/26/26(d)	600	665,598
7.00%, 10/12/28(d)	200	219,368
7.38%, 05/14/30(d)	700	780,017
7.50%, 09/20/47(d)	200	207,002
CBB International Sukuk Co. 5 SPC, 5.62%, 02/12/24(d)	400	423,540
CBB International Sukuk Co. 6 SPC, 5.25%, 03/20/25(d)	800	847,272
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(d)	400	455,944
CBB International Sukuk Programme Co WLL
3.95%, 09/16/27(d)	400	409,232
6.25%, 11/14/24(d)	400	433,040
CBB International Sukuk Programme Co WLL., 4.50%, 03/30/27(d)	600	630,288

		9,992,149

Belarus — 0.0%
Republic of Belarus International Bond
5.88%, 02/24/26(d)	400	368,476
6.20%, 02/28/30(d)	600	520,260
7.63%, 06/29/27(d)	200	193,924
Republic of Belarus Ministry of Finance, 6.38%, 02/24/31(d)	800	692,680

		1,775,340

Belgium — 0.0%
Belgium Government International Bond, 2.88%, 09/18/24(d)	200	211,682

Belize — 0.0%
Belize Government International Bond (4.94% PIK), 4.94%, 02/20/34(d)(f)	319	166,099

Bermuda — 0.0%
Bermuda Government International Bond
2.38%, 08/20/30 (Call 05/20/30)(d)	620	615,598
3.38%, 08/20/50 (Call 02/20/50)(d)	940	941,748

		1,557,346

Bolivia — 0.0%
Bolivian Government International Bond
4.50%, 03/20/28(c)(d)	1,200	1,070,928
5.95%, 08/22/23(d)	200	209,094

		1,280,022

Brazil — 0.1%
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 09/26/23(d)	400	434,216
Brazilian Government International Bond
2.63%, 01/05/23	800	817,192
2.88%, 06/06/25	1,000	1,000,200
3.75%, 09/12/31	600	547,764
3.88%, 06/12/30	1,800	1,681,380
4.25%, 01/07/25	1,050	1,112,454

128	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Brazil (continued)
4.50%, 05/30/29 (Call 02/28/29)	$800	$800,472
4.63%, 01/13/28 (Call 10/13/27)	1,450	1,487,570
4.75%, 01/14/50 (Call 07/14/49)	2,000	1,712,080
5.00%, 01/27/45	1,700	1,528,963
5.63%, 01/07/41	600	587,418
5.63%, 02/21/47	1,400	1,353,688
6.00%, 04/07/26	1,875	2,102,644
7.13%, 01/20/37	591	691,913
8.25%, 01/20/34	1,040	1,342,484
8.75%, 02/04/25	100	121,977
8.88%, 04/15/24	673	819,620
10.13%, 05/15/27(c)	1,311	1,829,474

		19,971,509

Canada — 0.3%
Canada Government International Bond
0.75%, 05/19/26	130	127,687
1.63%, 01/22/25	3,548	3,634,287
2.00%, 11/15/22	1,465	1,491,077
CDP Financial Inc., 1.00%, 04/17/23(b)	500	503,955
CPPIB Capital Inc.
1.25%, 01/28/31(b)	1,500	1,436,010
2.75%, 11/02/27(b)	250	268,130
Export Development Canada
1.38%, 02/24/23	1,995	2,021,134
2.63%, 02/21/24	575	600,553
2.75%, 03/15/23	405	417,964
Hydro-Quebec
Series HH, 8.50%, 12/01/29	425	626,000
Series HK, 9.38%, 04/15/30	105	162,489
Series HQ, 9.50%, 11/15/30	8	12,800
Series IO, 8.05%, 07/07/24	100	117,971
Ontario Teachers’ Finance Trust, 2.13%, 09/19/22(b)	60	60,972
Province of Alberta Canada
1.00%, 05/20/25	1,328	1,325,224
1.30%, 07/22/30	2,865	2,735,187
1.88%, 11/13/24	1,133	1,165,347
2.05%, 08/17/26(b)	250	257,983
2.95%, 01/23/24	328	344,223
3.30%, 03/15/28	1,715	1,886,980
3.35%, 11/01/23	765	806,494
Province of British Columbia Canada
0.90%, 07/20/26	205	201,786
2.25%, 06/02/26	1,295	1,353,741
Series 10, 1.75%, 09/27/24	1,000	1,026,230
Province of Manitoba Canada
2.13%, 06/22/26	423	438,308
3.05%, 05/14/24	390	411,575
Province of New Brunswick Canada, 3.63%, 02/24/28	230	257,830
Province of Ontario Canada
0.63%, 01/21/26	80	78,110
1.05%, 04/14/26	175	173,521
1.05%, 05/21/27	200	195,512
1.13%, 10/07/30	1,615	1,526,078
1.60%, 02/25/31	1,020	1,000,141
1.75%, 01/24/23	1,965	1,997,914
2.00%, 10/02/29	698	709,698
2.30%, 06/15/26	398	416,061
2.50%, 04/27/26	1,859	1,959,051
3.05%, 01/29/24	962	1,012,380
3.20%, 05/16/24	2,858	3,031,538

Security	Par (000)	Value

Canada (continued)
3.40%, 10/17/23	$1,835	$1,934,365
Province of Quebec Canada
0.60%, 07/23/25	1,450	1,426,321
1.35%, 05/28/30	1,175	1,140,349
1.90%, 04/21/31	125	126,091
2.50%, 04/20/26	1,753	1,848,924
2.63%, 02/13/23	1,375	1,413,940
2.75%, 04/12/27	3,250	3,475,160
Series NN, 7.13%, 02/09/24	50	56,999
Series PD, 7.50%, 09/15/29	648	912,222
Series QO, 2.88%, 10/16/24	2,652	2,805,975
Series QW, 2.50%, 04/09/24(c)	225	234,536
Series QX, 1.50%, 02/11/25	1,235	1,256,538
PSP Capital Inc.
0.50%, 09/15/24(b)	295	291,900
1.00%, 06/29/26(b)	250	246,948

		52,962,209

Cayman Islands — 0.0%
Sharjah Sukuk Program Ltd., 3.20%, 07/13/31(d)	400	400,800

Chile — 0.1%
Chile Government International Bond
2.45%, 01/31/31 (Call 10/31/30)	1,200	1,180,908
2.55%, 01/27/32 (Call 10/27/31)	600	592,188
2.55%, 07/27/33 (Call 04/27/33)	400	386,492
3.10%, 05/07/41 (Call 11/07/40)	870	845,205
3.10%, 01/22/61 (Call 07/22/60)	1,204	1,108,776
3.13%, 03/27/25(c)	800	847,568
3.13%, 01/21/26	800	848,648
3.24%, 02/06/28 (Call 11/06/27)	800	843,264
3.25%, 09/21/71 (Call 03/21/71)	1,200	1,106,832
3.50%, 01/25/50 (Call 07/25/49)	650	660,933
3.50%, 04/15/53 (Call 10/15/52)	1,200	1,220,172
3.63%, 10/30/42	150	158,364
3.86%, 06/21/47	850	922,437

		10,721,787

China — 0.1%
China Development Bank
0.84%, 12/12/23, (3 mo. LIBOR US + 0.730%)(a)(d)	1,200	1,208,808
1.63%, 10/27/30(d)	1,000	964,890
China Development Bank/Hong Kong, 0.63%, 01/12/24(d)	400	397,960
China Government International Bond
0.40%, 10/21/23(d)	1,850	1,842,914
0.55%, 10/21/25(d)	400	389,416
1.20%, 10/21/30(d)	1,400	1,351,854
1.88%, 12/03/22(d)	1,400	1,419,810
1.95%, 12/03/24(d)	1,650	1,705,968
2.13%, 11/02/22(d)	1,000	1,015,500
2.13%, 12/03/29(d)	400	414,652
2.25%, 10/21/50(d)	200	194,604
2.63%, 11/02/27(d)	800	849,904
2.75%, 12/03/39(d)	800	848,840
3.25%, 10/19/23(d)	1,000	1,051,620
3.50%, 10/19/28(d)	400	449,052
4.00%, 10/19/48(d)	400	528,408
Export-Import Bank of China (The)
2.75%, 11/28/22(d)	200	204,196
2.88%, 04/26/26(d)	800	842,928
3.25%, 11/28/27(d)	200	217,988

S C H E D U L E O F I N V E S T M E N T S	129

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

China (continued)
3.38%, 03/14/27(d)	$800	$868,592
3.63%, 07/31/24(d)	800	859,088
4.00%, 11/28/47(d)	600	754,374

		18,381,366

Colombia — 0.1%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)	600	608,724
3.00%, 01/30/30 (Call 10/30/29)	1,025	969,055
3.13%, 04/15/31 (Call 01/15/31)	2,050	1,920,358
3.25%, 04/22/32 (Call 01/22/32)	400	374,012
3.88%, 04/25/27 (Call 01/25/27)	1,462	1,515,875
3.88%, 02/15/61 (Call 08/15/60)	1,025	840,479
4.00%, 02/26/24 (Call 11/26/23)(c)	805	840,372
4.13%, 02/22/42 (Call 08/22/41)	400	362,016
4.13%, 05/15/51 (Call 11/15/50)	800	698,584
4.50%, 01/28/26 (Call 10/28/25)	400	427,996
4.50%, 03/15/29 (Call 12/15/28)	1,000	1,057,220
5.00%, 06/15/45 (Call 12/15/44)	2,000	1,968,740
5.20%, 05/15/49 (Call 11/15/48)	1,200	1,207,272
5.63%, 02/26/44 (Call 08/26/43)	1,025	1,080,217
6.13%, 01/18/41	1,325	1,468,391
7.38%, 09/18/37	525	648,932
8.13%, 05/21/24	500	576,220

		16,564,463

Costa Rica — 0.0%
Costa Rica Government International Bond
4.25%, 01/26/23(d)	800	816,816
5.63%, 04/30/43(d)	400	355,684
6.13%, 02/19/31(d)	800	819,760
7.00%, 04/04/44(d)	800	798,256
7.16%, 03/12/45(d)	400	404,004

		3,194,520

Croatia — 0.0%
Croatia Government International Bond
5.50%, 04/04/23(d)	600	639,312
6.00%, 01/26/24(d)	1,000	1,108,830

		1,748,142

Denmark — 0.0%
Kommunekredit
0.63%, 06/10/25(d)	200	197,302
2.25%, 11/16/22(d)	600	612,108

		809,410

Dominican Republic — 0.1%
Dominican Republic International Bond
4.50%, 01/30/30(d)	1,150	1,162,615
4.88%, 09/23/32(d)	1,450	1,471,010
5.30%, 01/21/41(d)	750	747,540
5.50%, 01/27/25(d)	600	652,236
5.88%, 04/18/24(d)	400	421,328
5.88%, 01/30/60(d)	1,600	1,562,704
5.95%, 01/25/27(d)	800	892,864
6.00%, 07/19/28(d)	600	673,692
6.40%, 06/05/49(d)	800	851,672
6.50%, 02/15/48(d)	450	484,187
6.85%, 01/27/45(d)	900	1,003,860
6.88%, 01/29/26(d)	900	1,033,020
7.45%, 04/30/44(d)	800	955,720

		11,912,448

Security	Par (000)	Value

Ecuador — 0.1%
Ecuador Government International Bond
0.00%, 07/31/30(d)(h)	$844	$452,048
0.50%, 07/31/40(d)(e)	1,586	955,558
1.00%, 07/31/35(d)(e)	3,859	2,550,736
5.00%, 07/31/30(d)(e)	2,166	1,799,112

		5,757,454

Egypt — 0.1%
Egypt Government International Bond
3.88%, 02/16/26(d)	1,000	932,720
4.55%, 11/20/23(d)	200	202,950
5.25%, 10/06/25(d)	400	402,420
5.58%, 02/21/23(d)	800	820,456
5.75%, 05/29/24(d)	600	620,508
5.88%, 06/11/25(d)	410	420,107
5.88%, 02/16/31(d)	1,800	1,626,912
6.20%, 03/01/24(d)	400	417,896
6.59%, 02/21/28(d)	200	196,416
6.88%, 04/30/40(d)	200	177,820
7.05%, 01/15/32(d)	400	374,732
7.50%, 01/31/27(d)	800	829,664
7.50%, 02/16/61(d)	1,200	1,019,052
7.60%, 03/01/29(d)	1,003	1,008,747
7.63%, 05/29/32(d)	800	771,904
7.90%, 02/21/48(d)	800	703,952
8.15%, 11/20/59(d)	400	357,392
8.50%, 01/31/47(d)	1,000	922,980
8.70%, 03/01/49(d)	1,000	933,210
8.88%, 05/29/50(d)	1,000	943,340

		13,683,178

El Salvador — 0.0%
El Salvador Government International Bond
5.88%, 01/30/25(d)	400	316,872
6.38%, 01/18/27(d)	300	226,212
7.12%, 01/20/50 (Call 07/06/49)(d)	548	392,050
7.65%, 06/15/35(d)	958	718,739
7.75%, 01/24/23(d)	100	88,107
8.25%, 04/10/32(d)	250	195,073
8.63%, 02/28/29(d)	273	217,906
9.50%, 07/15/52 (Call 01/15/52)(d)	600	493,824

		2,648,783

Finland — 0.0%
Finland Government International Bond
0.88%, 05/20/30(b)	450	425,399
6.95%, 02/15/26	1,105	1,347,525
Finnvera Oyj, 1.63%, 10/23/24(b)	39	39,838

		1,812,762

France — 0.0%
Caisse d’Amortissement de la Dette Sociale
0.38%, 09/23/25(b)	230	223,859
1.38%, 01/20/31(b)	250	242,298
3.38%, 03/20/24(b)	2,000	2,125,840

		2,591,997

Gabon — 0.0%
Gabon Government International Bond
6.38%, 12/12/24(d)	200	212,064
6.63%, 02/06/31(d)	600	598,440
6.95%, 06/16/25(d)	400	429,976

		1,240,480

130	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 0.0%
Georgia Government International Bond, 2.75%, 04/22/26(d)	$600	$603,246

Germany — 0.0%
FMS Wertmanagement
2.75%, 03/06/23	15	15,473
2.75%, 01/30/24	1,235	1,292,526
State of North Rhine-Westphalia Germany, 1.50%, 02/13/23(d)	500	506,860

		1,814,859

Ghana — 0.1%
Ghana Government International Bond
0.00%, 04/07/25(d)(h)	600	429,606
6.38%, 02/11/27(d)	400	359,656
7.63%, 05/16/29(d)	400	353,360
7.75%, 04/07/29(d)	625	557,631
7.88%, 03/26/27(d)	600	556,896
7.88%, 02/11/35(d)	600	511,134
8.13%, 01/18/26(d)	400	385,932
8.13%, 03/26/32(d)	400	354,112
8.63%, 04/07/34(d)	400	353,976
8.63%, 06/16/49(d)	400	339,548
8.75%, 03/11/61(d)	400	338,028
8.88%, 05/07/42(d)	400	351,324
8.95%, 03/26/51(d)	600	515,580
10.75%, 10/14/30(d)	300	346,788

		5,753,571

Guatemala — 0.0%
Guatemala Government Bond
4.38%, 06/05/27(d)	200	213,786
4.50%, 05/03/26(d)	200	213,746
4.88%, 02/13/28(d)	600	651,036
4.90%, 06/01/30 (Call 03/01/30)(d)	400	433,488
5.38%, 04/24/32 (Call 01/24/32)(d)	300	336,030
6.13%, 06/01/50 (Call 12/01/49)(d)	600	704,286

		2,552,372

Honduras — 0.0%
Honduras Government International Bond, 6.25%, 01/19/27(d)	800	837,168

Hong Kong — 0.0%
Airport Authority
1.63%, 02/04/31 (Call 11/04/30)(b)	400	383,872
2.10%, (Call 03/08/26)(a)(d)(g)	800	797,960
2.40%, (Call 03/08/28)(a)(d)(g)	200	198,424
2.63%, 02/04/51 (Call 08/04/50)(b)	200	200,772
Hong Kong Government International Bond
1.38%, 02/02/31(b)	600	579,420
2.38%, 02/02/51(b)	400	384,856
2.50%, 05/28/24(b)	600	626,028
Hong Kong Sukuk 2017 Ltd., 3.13%, 02/28/27(d)	600	644,220

		3,815,552

Hungary — 0.0%
Hungary Government International Bond
5.38%, 02/21/23	700	742,406
5.38%, 03/25/24	966	1,063,469
5.75%, 11/22/23	1,002	1,099,535
7.63%, 03/29/41	1,260	2,080,739

		4,986,149

Security	Par (000)	Value

India — 0.0%
Export-Import Bank of India
2.25%, 01/13/31(d)	$800	$752,152
3.25%, 01/15/30(d)	600	609,786
3.38%, 08/05/26(d)	650	684,522
3.88%, 03/12/24(d)	400	421,960
3.88%, 02/01/28(d)	400	429,016

		2,897,436

Indonesia — 0.3%
Indonesia Government International Bond
1.85%, 03/12/31(c)	800	766,696
2.95%, 01/11/23	700	718,837
3.05%, 03/12/51	600	589,956
3.35%, 03/12/71	400	381,116
3.38%, 04/15/23(d)	400	414,804
3.40%, 09/18/29	540	581,310
3.50%, 01/11/28	850	920,117
3.50%, 02/14/50	750	772,988
3.70%, 10/30/49	400	415,372
3.85%, 07/18/27(d)	600	660,882
3.85%, 10/15/30	600	668,988
4.10%, 04/24/28	1,000	1,117,730
4.13%, 01/15/25(d)	600	651,648
4.20%, 10/15/50	1,450	1,638,703
4.35%, 01/08/27(d)	200	224,002
4.35%, 01/11/48	1,050	1,194,396
4.45%, 02/11/24	600	647,130
4.45%, 04/15/70	1,040	1,199,255
4.63%, 04/15/43(d)	400	460,296
4.75%, 01/08/26(d)	1,200	1,351,728
4.75%, 02/11/29	600	698,016
4.75%, 07/18/47(d)	610	731,909
5.13%, 01/15/45(d)	600	736,752
5.25%, 01/17/42(d)	1,200	1,486,404
5.25%, 01/08/47(d)	400	508,744
5.35%, 02/11/49(c)	700	908,327
5.38%, 10/17/23(d)	1,072	1,166,636
5.88%, 01/15/24(d)	623	689,605
5.95%, 01/08/46(d)	700	958,048
6.63%, 02/17/37(d)	600	826,422
6.75%, 01/15/44(d)	400	583,188
7.75%, 01/17/38(d)	1,520	2,289,530
8.50%, 10/12/35(d)	850	1,340,067
Lembaga Pembiayaan Ekspor Indonesia, 3.88%, 04/06/24(d)	800	844,544
Perusahaan Penerbit SBSN Indonesia III
1.50%, 06/09/26(d)	200	199,874
2.30%, 06/23/25(d)	1,000	1,033,350
2.55%, 06/09/31(d)	430	433,001
2.80%, 06/23/30(d)	1,000	1,025,800
3.55%, 06/09/51(d)	400	406,132
3.75%, 03/01/23(d)	600	623,682
3.80%, 06/23/50(d)	800	836,000
3.90%, 08/20/24(d)	200	215,622
4.15%, 03/29/27(d)	1,000	1,113,830
4.33%, 05/28/25(d)	640	706,605
4.35%, 09/10/24(d)	800	872,848
4.40%, 03/01/28(d)	400	453,700
4.45%, 02/20/29(d)	300	342,921

S C H E D U L E O F I N V E S T M E N T S	131

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indonesia (continued)
4.55%, 03/29/26(d)	$1,400	$1,573,026

		38,980,537

Iraq — 0.0%
Iraq International Bond
5.80%, 01/15/28 (Call 12/13/21)(d)	1,677	1,633,582
6.75%, 03/09/23(d)	200	204,258

		1,837,840

Israel — 0.1%
Israel Government AID Bond
5.50%, 09/18/23	250	273,142
5.50%, 09/18/33	70	96,781
Israel Government International Bond
2.75%, 07/03/30	800	845,592
2.88%, 03/16/26	200	213,100
3.15%, 06/30/23	400	416,044
3.25%, 01/17/28	600	654,726
3.88%, 07/03/50	950	1,091,369
4.13%, 01/17/48	800	961,752
4.50%, 01/30/43	950	1,190,578
4.50%, April 03, 2120	400	500,200
State of Israel
2.50%, 01/15/30	800	829,920
3.38%, 01/15/50	1,424	1,514,111
3.80%, 05/13/60(d)	2,000	2,247,440

		10,834,755

Italy — 0.1%
Republic of Italy Government International Bond
0.88%, 05/06/24	200	198,562
1.25%, 02/17/26	1,500	1,464,900
2.38%, 10/17/24	1,822	1,877,534
2.88%, 10/17/29	466	476,061
3.88%, 05/06/51	920	1,012,718
4.00%, 10/17/49	1,637	1,821,768
5.38%, 06/15/33	1,261	1,569,731
6.88%, 09/27/23	1,200	1,334,508

		9,755,782

Ivory Coast — 0.0%
Ivory Coast Government International Bond
5.75%, 12/31/32 (Call 12/30/21)(d)(e)	563	562,700
6.13%, 06/15/33(d)	600	629,676
6.38%, 03/03/28(d)	400	437,236

		1,629,612

Jamaica — 0.0%
Jamaica Government International Bond
6.75%, 04/28/28	950	1,110,816
7.88%, 07/28/45	1,000	1,415,400
8.00%, 03/15/39	300	423,948

		2,950,164

Japan — 0.2%
Development Bank of Japan Inc.
1.75%, 08/28/24(b)	700	716,149
2.88%, 09/19/24(d)	300	316,320
3.13%, 09/06/23(b)	214	223,720
Japan Bank for International Cooperation
0.63%, 05/22/23	1,000	1,001,580
0.63%, 07/15/25	1,875	1,839,600
1.25%, 01/21/31	500	478,710
1.75%, 10/17/24	75	76,731

Security	Par (000)	Value

Japan (continued)
1.88%, 07/21/26	$200	$204,548
1.88%, 04/15/31	5,230	5,279,267
2.00%, 10/17/29	335	341,405
2.13%, 02/10/25	200	207,002
2.25%, 11/04/26	1,708	1,775,176
2.38%, 07/21/22	275	279,194
2.38%, 11/16/22	1,069	1,090,850
2.38%, 04/20/26	250	261,475
2.50%, 06/01/22	235	238,095
2.50%, 05/23/24	1,050	1,093,964
2.50%, 05/28/25	1,000	1,048,290
2.75%, 11/16/27	325	346,645
2.88%, 06/01/27	2,507	2,685,699
2.88%, 07/21/27	180	193,138
3.00%, 05/29/24	250	263,770
3.25%, 07/20/23	2,889	3,019,929
3.25%, 07/20/28	95	104,793
3.38%, 10/31/23	1,524	1,605,717
3.50%, 10/31/28	474	531,482
Japan Finance Organization for Municipalities, 2.38%, 02/13/25(b)	199	207,073
Japan International Cooperation Agency
1.00%, 07/22/30	2,000	1,882,700
2.75%, 04/27/27	1,258	1,338,499

		28,651,521

Jersey — 0.0%
IDB Trust Services Ltd.
2.26%, 09/26/22(d)	605	614,293
3.10%, 03/15/23(d)	300	309,801
3.39%, 09/26/23(d)	200	209,728

		1,133,822

Jordan — 0.0%
Jordan Government International Bond
4.95%, 07/07/25(d)	600	625,662
5.75%, 01/31/27(d)	680	726,485
5.85%, 07/07/30(d)	400	412,048
6.13%, 01/29/26(d)	800	862,824
7.38%, 10/10/47(d)	400	414,320

		3,041,339

Kazakhstan — 0.0%
Kazakhstan Government International Bond
3.88%, 10/14/24(d)	600	645,846
4.88%, 10/14/44(d)	1,000	1,234,590
5.13%, 07/21/25(d)	800	909,720
6.50%, 07/21/45(d)	600	872,328

		3,662,484

Kenya — 0.0%
Kenya Government International Bond, 7.00%, 05/22/27(d)	1,000	1,059,910
Republic of Kenya Government International Bond
6.30%, 01/23/34(b)	600	584,394
6.88%, 06/24/24(d)	800	863,272
7.25%, 02/28/28(d)	400	431,332
8.00%, 05/22/32(d)	400	434,620
8.25%, 02/28/48(d)	400	416,176

		3,789,704

Kuwait — 0.0%
Kuwait International Government Bond, 3.50%, 03/20/27(d)	2,100	2,300,025

132	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lebanon — 0.0%
Lebanon Government International Bond
6.00%, 01/27/23(d)(j)(m)	$650	$100,418
6.20%, 02/26/25(d)(j)(m)	400	60,848
6.25%, 11/04/24(d)(j)(m)	200	30,544
6.25%, 06/12/25(d)(j)(m)	300	45,738
6.40%, 05/26/23(j)(m)	850	127,848
6.60%, 11/27/26(d)(j)(m)	1,050	158,382
6.65%, 04/22/24(d)(j)(m)	300	46,542
6.65%, 11/03/28(d)(j)(m)	50	7,532
6.65%, 02/26/30(d)(j)(m)	700	106,442
6.75%, 11/29/27(d)(j)(m)	832	125,599
6.85%, 03/23/27(d)(j)(m)	830	125,579
6.85%, 05/25/29(j)(m)	250	37,640
7.00%, 03/23/32(d)(j)(m)	1,500	226,275
7.25%, 03/23/37(d)(j)(m)	315	50,561

		1,249,948

Luxembourg — 0.0%
Isdb Trust Services No. 2 SARL, 1.26%, 03/31/26(d)	2,050	2,034,195

Malaysia — 0.0%
1MDB Global Investments Ltd., 4.40%, 03/09/23(d)	1,000	1,004,330
Malaysia Sovereign Sukuk Bhd, 3.04%, 04/22/25(d)	600	633,384
Malaysia Sukuk Global Bhd
3.18%, 04/27/26(d)	1,150	1,233,156
4.08%, 04/27/46(d)	500	613,795

		3,484,665

Mexico — 0.2%
Mexico Government International Bond
2.66%, 05/24/31 (Call 02/24/31)	1,633	1,574,702
3.25%, 04/16/30 (Call 01/16/30)(c)	1,300	1,327,976
3.60%, 01/30/25	1,400	1,508,150
3.75%, 01/11/28	1,000	1,082,560
3.75%, 04/19/71 (Call 10/19/70)	1,800	1,618,470
3.77%, 05/24/61 (Call 11/24/60)	1,600	1,474,720
3.90%, 04/27/25 (Call 03/27/25)	626	679,942
4.00%, 10/02/23	264	280,402
4.13%, 01/21/26	1,000	1,102,790
4.15%, 03/28/27	1,965	2,189,796
4.28%, 08/14/41 (Call 02/14/41)	1,400	1,461,012
4.35%, 01/15/47	1,200	1,241,880
4.50%, 04/22/29	1,250	1,398,688
4.50%, 01/31/50 (Call 07/31/49)	1,655	1,740,762
4.60%, 01/23/46	800	852,280
4.60%, 02/10/48	1,300	1,379,872
4.75%, 04/27/32 (Call 01/27/32)	1,635	1,835,467
4.75%, 03/08/44	1,520	1,663,002
5.00%, 04/27/51 (Call 10/27/50)	1,300	1,461,941
5.55%, 01/21/45	1,020	1,219,879
5.75%, October 12, 2110	1,582	1,832,383
6.05%, 01/11/40	1,080	1,348,218
6.75%, 09/27/34	725	964,156
7.50%, 04/08/33	474	664,453
8.30%, 08/15/31	600	877,164

		32,780,665

Mongolia — 0.0%
Development Bank of Mongolia LLC, 7.25%, 10/23/23(d)	200	212,880

Security	Par (000)	Value

Mongolia (continued)
Mongolia Government International Bond
5.63%, 05/01/23(d)	$723	$756,084
8.75%, 03/09/24(d)	600	674,010

		1,642,974

Morocco — 0.0%
Morocco Government International Bond
2.38%, 12/15/27(d)	200	195,992
3.00%, 12/15/32(d)	200	189,728
4.00%, 12/15/50(d)	1,200	1,082,148
4.25%, 12/11/22(d)	1,200	1,237,644
5.50%, 12/11/42(d)	200	222,590

		2,928,102

Mozambique — 0.0%
Mozambique International Bond, 5.00%, 09/15/31(d)(e)	400	341,516

Namibia — 0.0%
Namibia International Bonds, 5.25%, 10/29/25(d)	400	425,964

Netherlands — 0.0%
BNG Bank NV, 0.88%, 05/18/26(b)	500	492,755

Nigeria — 0.1%
Nigeria Government International Bond
6.50%, 11/28/27(d)	1,000	1,017,770
7.14%, 02/23/30(d)	900	906,588
7.63%, 11/21/25(d)	400	435,300
7.63%, 11/28/47(d)	800	748,488
7.70%, 02/23/38(d)	600	579,084
7.88%, 02/16/32(d)	1,200	1,222,272
8.75%, 01/21/31(d)	400	430,372
9.25%, 01/21/49(d)	1,200	1,275,768

		6,615,642

Norway — 0.0%
Kommunalbanken AS
0.88%, 03/12/25(b)	200	199,486
2.00%, 06/19/24(b)	1,000	1,031,840
2.13%, 02/11/25(b)	1,074	1,115,950

		2,347,276

Oman — 0.1%
Oman Government International Bond
4.13%, 01/17/23(d)	600	612,774
4.75%, 06/15/26(d)	800	822,832
4.88%, 02/01/25(d)	600	625,956
5.38%, 03/08/27(d)	200	210,138
5.63%, 01/17/28(d)	1,200	1,263,396
6.00%, 08/01/29(d)	1,000	1,072,860
6.25%, 01/25/31(d)	1,265	1,369,375
6.50%, 03/08/47(d)	850	843,183
6.75%, 10/28/27(d)	1,000	1,119,580
6.75%, 01/17/48(d)	1,200	1,219,476
7.00%, 01/25/51(d)	800	837,968
7.38%, 10/28/32(d)	1,000	1,155,510
Oman Sovereign Sukuk Co.
4.40%, 06/01/24(d)	1,400	1,451,660
4.88%, 06/15/30(b)	800	852,288
5.93%, 10/31/25(d)	500	552,445

		14,009,441

Pakistan — 0.0%
Pakistan Government International Bond
6.00%, 04/08/26(d)	800	803,640

S C H E D U L E O F I N V E S T M E N T S	133

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pakistan (continued)
6.88%, 12/05/27(d)	$200	$204,800
7.38%, 04/08/31(d)	800	812,992
8.25%, 04/15/24(d)	200	213,562
8.25%, 09/30/25(d)	400	434,828
8.88%, 04/08/51(d)	600	602,814
Pakistan Water & Power Development Authority, 7.50%, 06/04/31(d)	200	196,162
Third Pakistan International Sukuk Co. Ltd. (The), 5.63%, 12/05/22(d)	1,000	1,024,400

		4,293,198

Panama — 0.1%
Banco Latinoamericano de Comercio Exterior SA, 2.38%, 09/14/25 (Call 08/14/25)(d)	200	203,276
Panama Government International Bond
2.25%, 09/29/32 (Call 06/29/32)	1,400	1,318,926
3.16%, 01/23/30 (Call 10/23/29)	200	206,600
3.75%, 03/16/25 (Call 12/16/24)	600	641,076
3.75%, 04/17/26(d)	450	480,483
3.87%, 07/23/60 (Call 01/23/60)	1,400	1,395,632
3.88%, 03/17/28 (Call 12/17/27)	650	704,873
4.00%, 09/22/24 (Call 06/24/24)	600	641,598
4.30%, 04/29/53	650	696,950
4.50%, 05/15/47 (Call 11/15/46)	400	442,472
4.50%, 04/16/50 (Call 10/16/49)	800	879,648
4.50%, 04/01/56 (Call 10/01/55)	1,200	1,316,676
6.70%, 01/26/36	1,440	1,921,032
7.13%, 01/29/26	364	442,737
8.88%, 09/30/27	765	1,039,673
9.38%, 04/01/29	900	1,305,342

		13,636,994

Paraguay — 0.0%
Paraguay Government International Bond
2.74%, 01/29/33(d)	600	577,104
4.95%, 04/28/31 (Call 01/28/31)(d)	200	224,244
5.00%, 04/15/26(d)	600	664,014
5.40%, 03/30/50 (Call 09/30/49)(d)	200	226,438
5.60%, 03/13/48(d)	200	228,822
6.10%, 08/11/44(d)	830	998,432

		2,919,054

Peru — 0.1%
Corp. Financiera de Desarrollo SA, 2.40%, 09/28/27 (Call 07/28/27)(d)	600	590,226
Fondo MIVIVIENDA SA, 3.50%, 01/31/23(d)	400	409,444
Peruvian Government International Bond
1.86%, 12/01/32 (Call 09/01/32)	600	545,274
2.39%, 01/23/26 (Call 12/23/25)	400	407,760
2.78%, 01/23/31 (Call 10/23/30)	740	737,758
2.78%, 12/01/60 (Call 06/01/60)	975	841,103
2.84%, 06/20/30	405	410,119
3.00%, 01/15/34 (Call 10/15/33)	700	692,314
3.23%, July 28, 2121 (Call 01/28/21)	1,225	1,040,491
3.30%, 03/11/41 (Call 09/11/40)	600	590,148
3.55%, 03/10/51 (Call 09/10/50)	900	906,633
3.60%, 01/15/72 (Call 07/15/71)	400	384,172
4.13%, 08/25/27	1,600	1,751,888
5.63%, 11/18/50	800	1,094,080
6.55%, 03/14/37	365	496,659
7.35%, 07/21/25	1,345	1,614,363

Security	Par (000)	Value

Peru (continued)
8.75%, 11/21/33	$890	$1,378,841

		13,891,273

Philippines — 0.1%
Philippine Government International Bond
1.65%, 06/10/31	600	575,982
1.95%, 01/06/32	225	218,567
2.46%, 05/05/30	800	823,592
2.65%, 12/10/45	600	572,712
2.95%, 05/05/45	1,350	1,338,268
3.00%, 02/01/28	1,325	1,413,311
3.20%, 07/06/46	800	814,712
3.70%, 03/01/41	925	1,004,661
3.70%, 02/02/42	1,125	1,222,965
3.75%, 01/14/29	1,100	1,233,122
3.95%, 01/20/40	400	447,000
4.20%, 01/21/24	800	855,336
5.00%, 01/13/37	600	748,110
5.50%, 03/30/26	400	466,196
6.38%, 01/15/32	670	899,924
6.38%, 10/23/34	1,075	1,484,801
7.50%, 09/25/24	300	336,276
7.75%, 01/14/31	1,138	1,638,834
9.50%, 02/02/30	1,050	1,626,681
10.63%, 03/16/25	80	104,429

		17,825,479

Poland — 0.0%
Republic of Poland Government International Bond
3.00%, 03/17/23	950	978,871
3.25%, 04/06/26	810	870,596
4.00%, 01/22/24	1,066	1,135,919

		2,985,386

Portugal — 0.0%
Portugal Government International Bond, 5.13%, 10/15/24(b)	300	335,961

Qatar — 0.2%
Qatar Government International Bond
3.25%, 06/02/26(d)	1,600	1,714,352
3.38%, 03/14/24(d)	400	422,344
3.40%, 04/16/25(d)	1,200	1,284,072
3.75%, 04/16/30(d)	1,400	1,562,694
3.88%, 04/23/23(d)	1,810	1,894,527
4.00%, 03/14/29(d)	1,700	1,915,152
4.40%, 04/16/50(d)	2,500	3,050,500
4.50%, 04/23/28(d)	1,650	1,900,074
4.63%, 06/02/46(d)	1,700	2,123,351
4.82%, 03/14/49(d)	3,000	3,867,900
5.10%, 04/23/48(d)	3,250	4,326,888
6.40%, 01/20/40(b)	100	146,144
9.75%, 06/15/30(b)	134	211,004
SoQ Sukuk A QSC, 3.24%, 01/18/23(d)	1,600	1,652,448

		26,071,450

Romania — 0.0%
Romanian Government International Bond
3.00%, 02/14/31(d)	400	402,100
4.00%, 02/14/51(d)	1,288	1,304,383
4.38%, 08/22/23(d)	800	846,944
4.88%, 01/22/24(c)(d)	400	430,468
5.13%, 06/15/48(d)	600	707,616

134	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Romania (continued)
6.13%, 01/22/44(d)	$450	$587,412

		4,278,923

Russia — 0.1%
Russian Foreign Bond-Eurobond
4.25%, 06/23/27(d)	1,400	1,551,676
4.38%, 03/21/29(d)	1,800	2,029,302
4.75%, 05/27/26(d)	1,400	1,571,430
4.88%, 09/16/23(d)	1,600	1,717,392
5.10%, 03/28/35(d)	2,200	2,631,838
5.25%, 06/23/47(d)	3,000	3,832,320
5.63%, 04/04/42(d)	1,600	2,081,904
5.88%, 09/16/43(d)	800	1,089,128
7.50%, 03/31/30(d)(e)	315	364,869
12.75%, 06/24/28(d)	1,300	2,138,539

		19,008,398

Rwanda — 0.0%
Rwanda International Government Bond, 5.50%, 08/09/31(d)	400	410,132

Saudi Arabia — 0.3%
KSA Sukuk Ltd.
2.97%, 10/29/29(d)	1,500	1,569,945
3.63%, 04/20/27(d)	2,374	2,579,090
4.30%, 01/19/29(d)	1,200	1,365,528
Saudi Government International Bond
2.25%, 02/02/33(d)	1,800	1,735,704
2.50%, 02/03/27(d)	1,100	1,134,496
2.75%, 02/03/32(d)	1,000	1,019,340
2.88%, 03/04/23(d)	1,200	1,236,468
2.90%, 10/22/25(d)	1,200	1,267,764
3.25%, 10/26/26(d)	2,200	2,357,806
3.25%, 10/22/30(d)	900	958,176
3.45%, 02/02/61(d)	1,800	1,779,732
3.63%, 03/04/28(d)	2,250	2,450,070
3.75%, 01/21/55(d)	1,600	1,680,608
4.00%, 04/17/25(d)	2,050	2,231,938
4.38%, 04/16/29(d)	1,800	2,057,562
4.50%, 04/17/30(d)	1,500	1,744,050
4.50%, 10/26/46(d)	2,850	3,300,157
4.50%, 04/22/60(d)	1,200	1,442,256
4.63%, 10/04/47(d)	1,710	2,019,835
5.00%, 04/17/49(d)	1,800	2,253,024
5.25%, 01/16/50(d)	1,400	1,818,824

		38,002,373

Senegal — 0.0%
Senegal Government International Bond
6.25%, 05/23/33(d)	400	411,940
6.75%, 03/13/48(d)	600	596,364

		1,008,304

Serbia — 0.0%
Serbia International Bond, 2.13%, 12/01/30(d)	600	559,356

Slovenia — 0.0%
Slovenia Government International Bond, 5.25%, 02/18/24(b)	600	659,880

South Africa — 0.1%
Republic of South Africa Government International Bond
4.30%, 10/12/28	1,200	1,211,172

Security	Par (000)	Value

South Africa (continued)
4.67%, 01/17/24	$500	$531,990
4.85%, 09/27/27	200	210,188
4.85%, 09/30/29	800	820,728
4.88%, 04/14/26	400	427,060
5.00%, 10/12/46	600	535,938
5.38%, 07/24/44	400	378,376
5.65%, 09/27/47	600	570,222
5.75%, 09/30/49	1,400	1,340,500
5.88%, 09/16/25	1,000	1,117,570
5.88%, 06/22/30(c)	800	878,576
6.25%, 03/08/41	918	961,752
6.30%, 06/22/48	400	411,752

		9,395,824

South Korea — 0.1%
Export-Import Bank of Korea
0.63%, 06/29/24	400	398,452
0.63%, 02/09/26	800	774,888
0.75%, 09/21/25	600	587,994
0.89%, 06/01/23, (3 mo. LIBOR US + 0.775%)(a)	240	242,196
1.06%, 11/01/22, (3 mo. LIBOR US + 0.925%)(a)	240	241,798
1.25%, 09/21/30	600	569,340
1.32%, 04/27/23, (3 mo. LIBOR US + 1.200%)(a)(d)	600	609,024
1.38%, 03/20/25(d)	400	401,508
1.38%, 02/09/31	400	381,048
2.38%, 06/25/24	600	625,236
2.50%, 06/29/41	200	202,148
2.63%, 05/26/26	300	316,338
2.88%, 01/21/25	400	420,916
3.00%, 11/01/22	400	409,704
3.25%, 11/10/25	400	430,316
3.25%, 08/12/26	600	650,676
3.63%, 11/27/23	200	212,216
4.00%, 01/14/24	600	642,876
Industrial Bank of Korea
0.63%, 09/17/24	200	198,722
2.13%, 10/23/24(d)	200	207,330
Korea Development Bank (The)
0.50%, 10/27/23	600	597,780
1.75%, 02/18/25	600	610,242
Korea Expressway Corp., 1.13%, 05/17/26(d)	200	196,770
Korea Hydro & Nuclear Power Co. Ltd.
1.25%, 04/27/26(d)	200	196,854
3.25%, 06/15/25(d)	600	638,712
Korea International Bond
1.00%, 09/16/30	200	188,838
2.00%, 06/19/24	200	206,628
2.50%, 06/19/29	525	555,335
2.75%, 01/19/27	400	424,268
3.50%, 09/20/28	400	447,456
3.88%, 09/11/23	200	211,918
3.88%, 09/20/48	400	518,664
4.13%, 06/10/44	1,150	1,498,921
Korea Land & Housing Corp., 0.63%, 11/03/23(d)	200	199,366
Korea National Oil Corp.
0.88%, 10/05/25(c)(d)	400	390,944
1.25%, 04/07/26(d)	600	590,466
1.63%, 10/05/30(d)	400	379,200
2.38%, 04/07/31(d)	400	402,316
Korea Resources Corp., 1.75%, 04/15/26(d)	200	198,708
Korea SMEs and Startups Agency, 2.13%, 08/30/26(d)	400	408,028

S C H E D U L E O F I N V E S T M E N T S	135

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Korea (continued)
Korea South-East Power Co. Ltd., 1.00%, 02/03/26(d)	$400	$390,680

		17,774,820

Sri Lanka — 0.0%
Sri Lanka Government International Bond
5.75%, 04/18/23(d)	600	412,674
6.13%, 06/03/25(d)	600	386,910
6.20%, 05/11/27(d)	600	376,626
6.35%, 06/28/24(d)	400	261,956
6.75%, 04/18/28(d)	600	376,938
6.83%, 07/18/26(d)	600	381,384
6.85%, 03/14/24(d)	600	392,976
6.85%, 11/03/25(d)	800	515,024
7.55%, 03/28/30(d)	400	250,976
7.85%, 03/14/29(d)	624	394,505

		3,749,969

Supranational — 1.0%
Africa Finance Corp.
3.13%, 06/16/25(d)	400	415,340
3.75%, 10/30/29(d)	600	623,478
3.88%, 04/13/24(d)	400	423,140
4.38%, 04/17/26(d)	265	287,438
African Development Bank
0.75%, 04/03/23	1,020	1,024,672
0.88%, 07/22/26	3,150	3,099,316
2.13%, 11/16/22	475	484,049
3.00%, 09/20/23	1,885	1,972,181
African Export-Import Bank (The)
4.13%, 06/20/24(d)	450	477,095
5.25%, 10/11/23(d)	1,200	1,284,948
Asian Development Bank
0.25%, 07/14/23	600	597,834
0.25%, 10/06/23	585	581,777
0.38%, 06/11/24	355	351,759
0.38%, 09/03/25	600	585,438
0.50%, 02/04/26	925	900,552
0.63%, 04/29/25	2,695	2,665,166
0.75%, 10/08/30(c)	2,210	2,056,737
1.00%, 04/14/26	1,200	1,191,708
1.50%, 10/18/24	954	973,271
1.50%, 03/04/31	725	718,714
1.63%, 01/24/23	800	812,704
1.75%, 08/14/26	665	681,033
1.75%, 09/19/29	706	714,557
1.88%, 01/24/30	3,888	3,991,304
2.00%, 01/22/25	660	683,681
2.00%, 04/24/26	547	566,971
2.38%, 08/10/27(c)	150	158,301
2.50%, 11/02/27	1,447	1,537,669
2.63%, 01/30/24	1,393	1,455,016
2.63%, 01/12/27	794	847,166
2.75%, 03/17/23	1,544	1,594,288
2.75%, 01/19/28	747	805,498
3.13%, 09/26/28	348	385,006
6.22%, 08/15/27(c)	645	811,287
6.38%, 10/01/28	300	392,397
Asian Infrastructure Investment Bank (The)
0.25%, 09/29/23	1,365	1,357,533
0.50%, 10/30/24	1,895	1,876,372
0.50%, 05/28/25	1,905	1,871,777

Security	Par (000)	Value

Supranational (continued)
2.25%, 05/16/24	$2,350	$2,439,464
Banque Ouest Africaine de Developpement, 5.00%, 07/27/27(b)	200	221,762
Corp. Andina de Fomento, 3.75%, 11/23/23	95	100,357
Council of Europe Development Bank
0.25%, 10/20/23	1,080	1,073,779
1.38%, 02/27/25	100	101,489
2.63%, 02/13/23	625	642,675
European Bank for Reconstruction & Development
0.50%, 05/19/25	521	512,430
0.50%, 11/25/25	1,500	1,465,305
1.63%, 09/27/24	3,565	3,649,063
2.75%, 03/07/23	248	255,867
European Investment Bank
0.00%, 11/06/26(h)	150	140,478
0.25%, 09/15/23	558	555,467
0.38%, 12/15/25	1,000	971,720
0.38%, 03/26/26	250	241,703
0.63%, 07/25/25	2,265	2,234,649
0.63%, 10/21/27	130	124,358
0.75%, 10/26/26	640	625,331
0.75%, 09/23/30	781	728,618
0.88%, 05/17/30	700	662,858
1.25%, 02/14/31	2,100	2,037,399
1.38%, 05/15/23	1,522	1,544,434
1.63%, 03/14/25	1,500	1,535,565
1.63%, 10/09/29	315	316,748
1.88%, 02/10/25	2,778	2,866,979
2.00%, 12/15/22	522	531,667
2.13%, 04/13/26	1,415	1,474,515
2.25%, 06/24/24	515	535,543
2.38%, 05/24/27	630	665,349
2.50%, 03/15/23	753	774,867
2.50%, 10/15/24	475	498,494
2.63%, 03/15/24	630	659,100
2.88%, 08/15/23	1,880	1,959,750
3.13%, 12/14/23	2,550	2,686,578
3.25%, 01/29/24	2,557	2,706,482
4.88%, 02/15/36	1,365	1,889,788
European Stability Mechanism, 0.38%, 09/10/25(b)	200	194,912
Inter-American Development Bank
0.25%, 11/15/23	2,300	2,285,855
0.50%, 05/24/23	2,200	2,202,816
0.63%, 07/15/25	297	292,991
0.63%, 09/16/27	520	497,276
0.88%, 04/03/25	425	424,282
0.88%, 04/20/26	200	197,484
1.13%, 07/20/28	450	439,029
1.13%, 01/13/31	1,370	1,314,241
1.75%, 03/14/25	1,715	1,762,317
2.00%, 06/02/26	1,120	1,160,275
2.00%, 07/23/26	1,542	1,597,635
2.13%, 01/15/25	2,441	2,536,760
2.25%, 06/18/29	903	947,446
2.38%, 07/07/27	925	975,746
2.50%, 01/18/23	1,316	1,350,295
2.63%, 01/16/24	1,413	1,474,381
3.00%, 10/04/23	1,659	1,737,272
3.00%, 02/21/24	3,349	3,527,904
3.13%, 09/18/28	1,496	1,654,037

136	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Supranational (continued)
3.20%, 08/07/42	$230	$266,800
3.88%, 10/28/41	615	787,071
4.38%, 01/24/44	655	904,830
7.00%, 06/15/25	200	241,826
Inter-American Investment Corp., 1.75%, 10/02/24(d)	400	410,028
International Bank for Reconstruction & Development
0.13%, 04/20/23	1,000	996,120
0.25%, 11/24/23	1,325	1,316,851
0.38%, 07/28/25	1,025	1,001,517
0.50%, 10/28/25	720	704,390
0.63%, 04/22/25	2,900	2,869,057
0.75%, 03/11/25	1,525	1,516,460
0.75%, 11/24/27	2,025	1,947,524
0.75%, 08/26/30	2,540	2,368,982
0.88%, 05/14/30	1,295	1,225,795
1.13%, 09/13/28	130	126,720
1.25%, 02/10/31	3,000	2,909,670
1.50%, 08/28/24	925	943,870
1.63%, 01/15/25	1,516	1,552,278
1.75%, 04/19/23	116	118,262
1.75%, 10/23/29	806	816,414
1.88%, 06/19/23	2,207	2,258,136
1.88%, 10/27/26	1,250	1,288,463
2.13%, 02/13/23	275	281,221
2.13%, 03/03/25	630	655,458
2.50%, 03/19/24	3,067	3,199,310
2.50%, 11/25/24	1,501	1,576,545
2.50%, 07/29/25	925	976,060
2.50%, 11/22/27	1,706	1,814,212
3.00%, 09/27/23	2,829	2,961,906
3.13%, 11/20/25	460	497,771
4.75%, 02/15/35	1,490	1,972,104
7.63%, 01/19/23	620	674,603
International Finance Corp.
0.75%, 08/27/30	825	769,502
1.38%, 10/16/24	1,500	1,524,675
2.13%, 04/07/26	1,310	1,363,880
Nordic Investment Bank
0.38%, 05/19/23	1,203	1,201,761
0.38%, 09/11/25	200	195,024

		153,495,854

Suriname — 0.0%
Suriname Government International Bond, 9.25%, 10/26/26(d)	200	142,468

Sweden — 0.1%
Svensk Exportkredit AB
0.25%, 09/29/23	200	198,720
0.50%, 08/26/25	400	391,444
0.63%, 05/14/25	1,190	1,173,649
1.63%, 11/14/22	512	518,446
2.88%, 03/14/23	2,953	3,051,365

		5,333,624

Thailand — 0.0%
Export Import Bank of Thailand, 1.46%, 10/15/25(d)	600	594,450

Security	Par (000)	Value

Trinidad and Tobago — 0.0%
Trinidad & Tobago Government International Bond
4.50%, 08/04/26(c)(d)	$400	$415,308
4.50%, 06/26/30 (Call 03/31/30)(d)	800	829,368

		1,244,676

Tunisia — 0.0%
Banque Centrale de Tunisie International Bond, 5.75%, 01/30/25(d)	807	645,552

Turkey — 0.2%
Hazine Mustesarligi Varlik Kiralama AS
4.49%, 11/25/24(d)	200	198,954
5.00%, 04/06/23(d)	800	812,672
5.13%, 06/22/26(b)	1,200	1,179,000
Istanbul Metropolitan Municipality, 6.38%, 12/09/25(d)	800	781,912
Turkey Government International Bond
3.25%, 03/23/23	600	595,614
4.25%, 03/13/25	1,000	963,890
4.25%, 04/14/26	1,000	936,150
4.75%, 01/26/26	1,000	959,410
4.88%, 10/09/26	1,600	1,519,536
4.88%, 04/16/43	1,450	1,130,058
5.13%, 02/17/28	1,400	1,316,168
5.25%, 03/13/30	1,800	1,636,326
5.60%, 11/14/24	1,200	1,208,928
5.75%, 03/22/24	1,000	1,018,870
5.75%, 05/11/47	2,000	1,651,920
5.88%, 06/26/31	2,000	1,854,960
5.95%, 01/15/31	1,200	1,122,972
6.00%, 03/25/27	1,600	1,582,096
6.00%, 01/14/41	1,150	993,428
6.13%, 10/24/28	1,000	980,120
6.35%, 08/10/24	1,000	1,030,000
6.38%, 10/14/25	1,800	1,829,628
6.50%, 09/20/33	1,000	951,320
6.63%, 02/17/45	1,250	1,137,575
6.75%, 05/30/40	350	328,545
6.88%, 03/17/36	1,231	1,192,297
7.25%, 12/23/23	800	847,088
7.25%, 03/05/38(c)	521	520,896
7.38%, 02/05/25	1,320	1,394,197
7.63%, 04/26/29	1,600	1,684,224
8.00%, 02/14/34(c)	180	193,147
11.88%, 01/15/30(c)	100	132,182
Turkiye Ihracat Kredi Bankasi AS
5.38%, 10/24/23(d)	200	202,870
5.75%, 07/06/26(d)	200	195,058
8.25%, 01/24/24(d)	400	424,832

		34,506,843

Ukraine — 0.1%
Ukraine Government International Bond
6.88%, 05/21/29(d)	1,400	1,425,564
7.25%, 03/15/33(d)	809	823,926
7.38%, 09/25/32(d)	800	822,408
7.75%, 09/01/23(d)	881	938,265
7.75%, 09/01/24(d)	221	238,295
7.75%, 09/01/25(d)	500	539,915
7.75%, 09/01/26(d)	403	434,297
7.75%, 09/01/27(d)	800	861,344
8.99%, 02/01/24(d)	600	656,382

S C H E D U L E O F I N V E S T M E N T S	137

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ukraine (continued)
9.75%, 11/01/28(d)	$1,200	$1,393,068

		8,133,464

United Arab Emirates — 0.2%
Abu Dhabi Government International Bond
0.75%, 09/02/23(d)	1,000	1,000,600
1.63%, 06/02/28(d)	1,200	1,182,984
1.70%, 03/02/31(d)	1,200	1,152,156
1.88%, 09/15/31(d)	600	583,644
2.13%, 09/30/24(d)	1,500	1,545,960
2.50%, 04/16/25(d)	1,400	1,463,560
2.50%, 09/30/29(d)	1,700	1,763,206
2.70%, 09/02/70(d)	800	720,320
3.00%, 09/15/51(d)	400	396,256
3.13%, 05/03/26(d)	1,400	1,500,366
3.13%, 10/11/27(d)	2,200	2,365,286
3.13%, 04/16/30(d)	1,600	1,726,064
3.13%, 09/30/49(d)	1,600	1,618,912
3.88%, 04/16/50(d)	1,700	1,961,936
4.13%, 10/11/47(d)	1,600	1,897,104
Dubai DOF Sukuk Ltd.
2.76%, 09/09/30(d)	900	918,873
3.88%, 01/30/23(d)	400	412,916
5.00%, 04/30/29(d)	400	465,676
Emirate of Dubai Government International Bonds
3.90%, 09/09/50(d)	1,200	1,137,852
5.25%, 01/30/43(d)	200	229,486
Finance Department Government of Sharjah
3.63%, 03/10/33(d)	400	393,248
4.00%, 07/28/50(d)	500	453,700
4.38%, 03/10/51(d)	800	759,208
RAK Capital, 3.09%, 03/31/25(d)	400	421,140
Sharjah Sukuk Ltd., 3.76%, 09/17/24(d)	400	424,536
Sharjah Sukuk Program Ltd.
2.94%, 06/10/27(d)	400	404,416
3.23%, 10/23/29(d)	800	810,104
3.85%, 04/03/26(d)	400	425,708
4.23%, 03/14/28(d)	400	430,464
UAE International Government Bond, 2.88%, 10/19/41(b)	1,000	991,010

		29,556,691

United Kingdom — 0.0%
Bank of England Euro Note, 0.50%, 04/28/23(b)	355	355,401

Uruguay — 0.1%
Uruguay Government International Bond
4.13%, 11/20/45	455	536,122
4.38%, 10/27/27	500	569,800
4.38%, 01/23/31 (Call 10/23/30)	1,612	1,861,070
4.50%, 08/14/24	480	511,920
4.98%, 04/20/55	1,355	1,739,603
5.10%, 06/18/50	1,882	2,454,730
7.63%, 03/21/36	550	826,804
7.88%, 01/15/33	273	403,897

		8,903,946

Uzbekistan — 0.0%
Republic of Uzbekistan International Bond, 5.38%, 02/20/29(d)	200	217,602

Security	Par (000)	Value

Vietnam — 0.0%
Vietnam Government International Bond, 4.80%, 11/19/24(d)	$800	$879,184

Zambia — 0.0%
Zambia Government International Bond
8.50%, 04/14/24(d)(j)	800	635,608
8.97%, 07/30/27(d)(j)	1,400	1,099,112

		1,734,720

Total Foreign Government Obligations — 5.2% (Cost: $831,433,018)		827,279,051

Municipal Debt Obligations

Alabama — 0.0%
Alabama Federal Aid Highway Finance Authority, 2.65%, 09/01/37 (Call 09/01/31)	20	20,311

California — 0.2%
Bay Area Toll Authority RB BAB
Series F-2, 6.26%, 04/01/49	890	1,463,398
Series S-1, 7.04%, 04/01/50(c)	150	266,339
Series S-3, 6.91%, 10/01/50	400	721,183
California State University RB
Class B, 2.72%, 11/01/52	105	104,317
Class B, 2.98%, 11/01/51 (Call 05/01/51)	680	709,975
Series E, 2.90%, 11/01/51 (Call 11/01/30)	100	101,054
City of San Francisco CA Public Utilities Commission Water Revenue RB, Series E, 2.83%, 11/01/41 (Call 11/01/30)	1,000	1,012,502
City of San Francisco CA Public Utilities Commission Water Revenue RB BAB, 6.95%, 11/01/50	50	83,024
East Bay Municipal Utility District Water System Revenue RB BAB, Series B, 5.87%, 06/01/40	500	721,136
Foothill-Eastern Transportation Corridor Agency RB, Series A, 4.09%, 01/15/49 (Call 01/15/30)	350	373,066
Golden State Tobacco Securitization Corp. RB
Class B, 3.00%, 06/01/46	125	129,397
Class B, 3.29%, 06/01/42 (Call 06/01/31)	115	116,596
Los Angeles Community College District/CA GO, 2.11%, 08/01/32 (Call 08/01/30)	500	500,366
Los Angeles Community College District/CA GO BAB, 6.75%, 08/01/49	535	923,775
Los Angeles Department of Water & Power System Revenue RB BAB
Series A, 5.72%, 07/01/39	260	366,372
Series A, 6.60%, 07/01/50	355	611,771
Series D, 6.57%, 07/01/45	100	164,769
Los Angeles Unified School District/CA GO BAB
5.75%, 07/01/34	1,675	2,212,372
5.76%, 07/01/29	400	492,662
Series RY, 6.76%, 07/01/34	100	140,501
Regents of the University of California Medical Center Pooled Revenue RB, Series N, Class A, 3.26%, 05/15/60 (Call 11/15/59)(c)	185	200,551
Regents of the University of California Medical Center Pooled Revenue RB BAB, Series F, 6.58%, 05/15/49(c)	1,260	1,958,671
Regents of the University of California Medical Center Pooled Reverue RB, Class A, 3.71%, 05/15/20 (Call 11/15/19)	100	108,715

138	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Regents of the University of California Medical Center Pooled Reverue RB BAB, Series H, Class H, 6.55%, 05/15/48	$50	$78,135
San Diego County Regional Transportation Commission RB BAB, 5.91%, 04/01/48	160	243,587
San Diego County Water Authority RB BAB, Series B, 6.14%, 05/01/49	150	225,614
Santa Clara Valley Transportation Authority RB BAB, 5.88%, 04/01/32	200	244,566
State of California Department of Water Resources Power Supply Revenue RB, Series P, 2.00%, 05/01/22	80	80,706
State of California GO
1.70%, 02/01/28	250	251,676
3.38%, 04/01/25	200	216,081
3.50%, 04/01/28	315	349,644
4.60%, 04/01/38 (Call 04/01/28)	125	143,709
Series A, 2.37%, 04/01/22	100	100,889
Series A, 3.05%, 04/01/29	500	545,707
State of California GO BAB
7.30%, 10/01/39	420	668,163
7.35%, 11/01/39(c)	500	799,876
7.50%, 04/01/34	1,700	2,598,515
7.55%, 04/01/39	1,230	2,071,166
7.60%, 11/01/40(c)	1,350	2,351,376
7.63%, 03/01/40	700	1,170,126
University of California RB
Series AJ, 4.60%, 05/15/31	100	115,856
Series AQ, 4.77%, 05/15/15	500	720,343
Series AX, 3.06%, 07/01/25 (Call 04/01/25)	50	53,206
Series BG, 1.61%, 05/15/30 (Call 02/15/30)	720	698,607
Series BG, 3.07%, 05/15/51 (Call 05/15/31)	1,305	1,331,468
University of California RB BAB, 5.77%, 05/15/43	100	136,983

		28,678,511

Connecticut — 0.0%
State of Connecticut GO, Series A, 5.85%, 03/15/32(c)	190	248,623
State of Connecticut GO BAB, Series D, 5.09%, 10/01/30	50	58,665

		307,288

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority RB
3.21%, 10/01/48 (Call 10/01/29)	930	966,481
Series A, 4.81%, 10/01/14	100	151,194

		1,117,675

Florida — 0.0%
County of Miami-Dade FL Aviation Revenue RB, Series C, 4.28%, 10/01/41 (Call 10/01/28)	60	67,293
County of Miami-Dade FL Transit System RB, Series B, 2.60%, 07/01/42 (Call 07/01/30)	1,000	973,462
State Board of Administration Finance Corp. RB
1.26%, 07/01/25	667	666,673
2.15%, 07/01/30	925	925,115

		2,632,543

Georgia — 0.0%
City of Atlanta GA Water & Wastewater Revenue RB, 2.26%, 11/01/35 (Call 11/01/30)	120	119,719
Municipal Electric Authority of Georgia RB BAB
Project J, Series 2010-A, 6.64%, 04/01/57	597	912,093
Project M, Series 2010-A, 6.66%, 04/01/57	147	230,671

Security	Par (000)	Value

Georgia (continued)
Project P, Series 2010-A, 7.06%, 04/01/57	$25	$37,222

		1,299,705

Idaho — 0.0%
Idaho Energy Resources Authority RB, 2.86%, 09/01/46	85	86,559

Illinois — 0.1%
Chicago O’Hare International Airport RB, Series C, 4.47%, 01/01/49(c)	80	107,256
Chicago O’Hare International Airport RB BAB, Series B, 6.40%, 01/01/40	500	756,164
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue RB
Series A, 6.90%, 12/01/40	250	354,012
Series B, 6.90%, 12/01/40	170	240,738
Chicago Transit Authority Sales Tax Receipts Fund RB BAB, Series B, 6.20%, 12/01/40	400	552,556
Illinois State Toll Highway Authority RB BAB, Series A, 6.18%, 01/01/34	180	249,126
State of Illinois GO
4.95%, 06/01/23(c)	26	26,668
5.10%, 06/01/33	3,650	4,242,570
State of Illinois GO BAB, Series 5, 7.35%, 07/01/35	800	1,013,267

		7,542,357

Indiana — 0.0%
Indiana Finance Authority RB, 3.05%, 01/01/51	100	103,923

Kansas — 0.0%
Kansas Development Finance Authority RB, 2.77%, 05/01/51	420	421,256

Maryland — 0.0%
Maryland Health & Higher Educational Facilities Authority RB, Class D, 3.05%, 07/01/40 (Call 01/01/40)(c)	200	205,464

Massachusetts — 0.0%
Commonwealth of Massachusetts GOL
2.51%, 07/01/41 (Call 07/01/30)	70	70,468
2.81%, 09/01/43	100	104,750
2.90%, 09/01/49(c)	550	596,091
Series D, 2.66%, 09/01/39(c)	99	102,918
Commonwealth of Massachusetts GOL BAB
4.91%, 05/01/29	805	973,799
Series E, 5.46%, 12/01/39	145	200,175
Massachusetts School Building Authority RB
2.95%, 05/15/43 (Call 05/15/30)	1,765	1,798,290
3.40%, 10/15/40 (Call 10/15/29)	65	68,641

		3,915,132

Michigan — 0.0%
Great Lakes Water Authority Sewage Disposal System Revenue RB, 3.06%, 07/01/39	100	106,548
Michigan Finance Authority RB, 3.38%, 12/01/40	55	60,262
Michigan Strategic Fund RB, 3.23%, 09/01/47 (Call 09/01/31)	50	51,279
University of Michigan RB, Series B, 2.44%, 04/01/40 (Call 10/01/39)	238	237,303

		455,392

S C H E D U L E O F I N V E S T M E N T S	139

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri — 0.0%
Health & Educational Facilities Authority of the State of Missouri RB
Series A, 3.23%, 05/15/50 (Call 11/15/49)	$500	$560,296
Series A, 3.65%, 08/15/57 (Call 02/15/57)	225	278,622

		838,918

Nebraska — 0.0%
University of Nebraska Facilities Corp. RB, Series A, Class A, 3.04%, 10/01/49	50	53,886

New Jersey — 0.1%
New Jersey Economic Development Authority RB
Series A, 7.43%, 02/15/29 (NPFGC)	585	740,234
Series B, 0.00%, 02/15/22(h)	100	99,822
New Jersey State Turnpike Authority RB BAB, Series F, 7.41%, 01/01/40	1,055	1,734,202
New Jersey Transportation Trust Fund Authority RB, 4.13%, 06/15/42	845	958,272
New Jersey Transportation Trust Fund Authority
RB BAB
Series B, 6.56%, 12/15/40	210	310,660
Series C, 5.75%, 12/15/28	50	58,384
New Jersey Turnpike Authority RB BAB, Series A, 7.10%, 01/01/41	135	216,039
Rutgers The State University of New Jersey RB
3.27%, 05/01/43	200	213,854
Series P, 3.92%, 05/01/19 (Call 11/01/18)	100	117,330
Rutgers The State University of New Jersey RB BAB, Class H, 5.67%, 05/01/40	500	683,718

		5,132,515

New York — 0.1%
City of New York NY GO BAB
Series A-2, 5.21%, 10/01/31	135	162,538
Series C-1, 5.52%, 10/01/37	450	608,378
Series F1, 6.27%, 12/01/37(c)	250	363,241
Metropolitan Transportation Authority RB, Series C2, 5.18%, 11/15/49(c)	700	962,051
Metropolitan Transportation Authority RB BAB
7.34%, 11/15/39	250	403,727
Series 2010-A, 6.67%, 11/15/39	150	215,399
Series A, 5.87%, 11/15/39	100	131,475
New York City Transitional Finance Authority Future Tax Secured Revenue RB BAB
5.57%, 11/01/38	200	265,707
Series C-2, 5.77%, 08/01/36	40	50,646
New York City Water & Sewer System RB BAB
5.44%, 06/15/43	525	769,225
5.72%, 06/15/42(c)	250	373,012
5.88%, 06/15/44	975	1,508,995
5.95%, 06/15/42	225	342,407
New York State Dormitory Authority RB
2.20%, 03/15/34	1,800	1,778,204
Series F, 3.11%, 02/15/39(c)	150	161,511
New York State Dormitory Authority RB BAB
Series D, 5.60%, 03/15/40	390	530,405
Series F, 5.63%, 03/15/39	50	64,688
New York State Thruway Authority RB
Class M, 2.90%, 01/01/35	100	104,487
Series M, 3.50%, 01/01/42 (Call 01/01/30)	490	513,977
New York State Urban Development Corp. RB, Series B, 3.90%, 03/15/33 (Call 09/15/28)	250	277,338

Security	Par (000)	Value

New York (continued)
New York State Urban Development Corp. RB BAB, 5.77%, 03/15/39	$175	$214,843
Port Authority of New York & New Jersey RB
Series 165, 5.65%, 11/01/40	255	357,237
Series 168, 4.93%, 10/01/51	275	387,843
Series 174, 4.46%, 10/01/62	2,100	2,885,272
Series 181, 4.96%, 08/01/46	100	135,809
Series 192, 4.81%, 10/15/65	145	203,762
Series 225, 3.18%, 07/15/60 (Call 07/15/31)	600	608,735
Series AAA, 1.09%, 07/01/23	500	503,850

		14,884,762

North Carolina — 0.0%
Charlotte-Mecklenburg Hospital Authority (The) RB, 3.20%, 01/15/51 (Call 01/15/50)	85	91,687

Ohio — 0.0%
American Municipal Power Inc. RB BAB
5.94%, 02/15/47	75	113,962
Series B, 8.08%, 02/15/50	650	1,227,696
JobsOhio Beverage System RB
2.83%, 01/01/38	250	258,730
Series B, 4.53%, 01/01/35	350	424,532
Ohio State University (The) RB
Series A, 3.80%, 12/01/46	395	482,976
Series A, 4.80%, 06/01/11	200	306,232
Ohio State University (The) RB BAB, Series C, 4.91%, 06/01/40	175	238,296
Ohio Turnpike & Infrastructure Commission RB, Series A, Class A, 3.22%, 02/15/48 (Call 02/15/30)	160	165,148
Ohio Water Development Authority Water Pollution Control Loan Fund RB, Series B-2, 4.88%, 12/01/34	50	58,549

		3,276,121

Oregon — 0.0%
Oregon School Boards Association GOL
Series B, 5.55%, 06/30/28 (NPFGC)	100	116,997
Series B, 5.68%, 06/30/28 (NPFGC)	100	118,771
Oregon State University RB, 3.42%, 03/01/60 (Call 03/01/30) (BAM)	200	206,666
State of Oregon Department of Transportation RB BAB, Series 2010-A, 5.83%, 11/15/34	200	274,981
State of Oregon GO, 5.89%, 06/01/27	340	403,188

		1,120,603

Pennsylvania — 0.0%
City of Philadelphia PA Water & Wastewater Revenue RB, 2.93%, 07/01/45 (Call 07/01/31)	115	116,707
Commonwealth Financing Authority RB, Class A, 2.99%, 06/01/42	710	735,213
Pennsylvania State University (The) RB, 2.84%, 09/01/50	250	254,673
University of Pittsburgh-of the Commonwealth System of Higher Education RB, 3.56%, 09/15/19 (Call 03/15/19)	200	227,289

		1,333,882

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facility Building RB, Series 2016B, 4.05%, 07/01/26 (Call 04/01/26)	250	276,964

140	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas — 0.1%
City of San Antonio Texas Electric & Gas Systems Revenue RB BAB, 5.81%, 02/01/41	$200	$290,162
Dallas Area Rapid Transit RB BAB
5.02%, 12/01/48(c)	525	729,956
Series B, 6.00%, 12/01/44	50	74,957
Dallas County Hospital District GOL BAB, Series C, 5.62%, 08/15/44	50	70,105
Dallas Fort Worth International Airport RB
2.84%, 11/01/46 (Call 11/01/31)	35	35,071
Series A, Class A, 3.14%, 11/01/45	125	133,565
Series C, Class C, 2.92%, 11/01/50	100	103,452
Series C, Class C, 3.09%, 11/01/40 (Call 11/01/30)	500	522,664
Grand Parkway Transportation Corp. RB, 3.24%, 10/01/52 (Call 04/01/30)	745	771,983
North Texas Tollway Authority RB BAB, Series B, 6.72%, 01/01/49	1,248	2,105,065
Permanent University Fund - Texas A&M University System RB, Series B, 3.66%, 07/01/47 (Call 07/01/27)	100	107,551
Permanent University Fund - University of Texas System RB, Series A, 3.38%, 07/01/47 (Call 01/01/47)	120	138,911
State of Texas GO, 3.21%, 04/01/44 (Call 04/01/29)	650	684,117
State of Texas GO BAB, 5.52%, 04/01/39	715	1,025,901
Texas Private Activity Bond Surface Transportation Corp. RB, Series B, 3.92%, 12/31/49	400	449,678
Texas Transportation Commission State Highway Fund RB, 4.00%, 10/01/33	500	602,454
Texas Transportation Commission State Highway Fund RB BAB, First Class, 5.18%, 04/01/30	1,115	1,352,517
University of Texas System (The) RB, Series B, 2.44%, 08/15/49 (Call 02/15/49)	95	94,889
University of Texas System (The) RB BAB, Series C, 4.79%, 08/15/46	155	210,632

		9,503,630

Utah — 0.0%
State of Utah GO BAB, Series B, 3.54%, 07/01/25	100	105,324

Virginia — 0.0%
University of Virginia RB
2.26%, 09/01/50 (Call 03/01/50)	1,120	1,060,423
Series C, 4.18%, 09/01/17 (Call 03/01/17)	50	67,820

		1,128,243

Washington — 0.0%
Central Puget Sound Regional Transit Authority RB BAB, 5.49%, 11/01/39	30	41,632
State of Washington GO BAB, Series F, 5.14%, 08/01/40(c)	600	826,689

		868,321

Wisconsin — 0.0%
State of Wisconsin RB
Series A, 5.70%, 05/01/26	20	22,755
Series C, 3.15%, 05/01/27	250	270,546

		293,301

Total Municipal Debt Obligations — 0.6% (Cost: $82,602,141)		85,694,273

Security	Par (000)	Value

U.S. Government & Agency Obligations

Mortgage-Backed Securities — 26.2%
Federal Home Loan Mortgage Corp.
0.00%, 12/14/29(h)	$200	$173,294
0.25%, 12/04/23	4,120	4,097,876
1.50%, 12/13/51(n)	51,850	50,141,583
2.00%, 08/01/36	6,614	6,816,142
2.00%, 09/01/36	23,155	23,776,495
2.00%, 05/01/50	16,850	16,985,664
2.00%, 08/01/50	7,250	7,265,636
2.00%, 08/01/51	3,107	3,115,922
2.00%, 10/01/51	18,402	18,470,999
2.00%, 11/01/51	32,083	32,149,561
2.00%, 12/01/51	30,189	30,204,492
2.00%, 12/13/51(n)	74,646	74,489,670
2.50%, 01/01/30	21	22,332
2.50%, 08/01/31	247	257,898
2.50%, 10/01/31	429	447,219
2.50%, 12/01/31	253	263,681
2.50%, 02/01/32	482	502,506
2.50%, 01/01/33	896	937,365
2.50%, 07/01/36	13,551	14,115,989
2.50%, 07/01/50	19,275	19,845,815
2.50%, 11/01/50	15,083	15,549,466
2.50%, 09/01/51	30,642	31,541,240
2.50%, 10/01/51	20,800	21,415,505
2.75%, 06/19/23	700	726,572
3.00%, 05/01/29	24,307	25,512,453
3.00%, 05/01/30	46	47,943
3.00%, 06/01/30	26	27,390
3.00%, 07/01/30	58	61,084
3.00%, 12/01/30	596	627,542
3.00%, 02/01/31	17	18,163
3.00%, 05/01/31	18	19,039
3.00%, 06/01/31	12	12,624
3.00%, 03/01/46	2,396	2,525,864
3.00%, 07/01/46	175	184,458
3.00%, 08/01/46	1,010	1,064,582
3.00%, 09/01/46	759	805,054
3.00%, 10/01/46	1,411	1,493,193
3.00%, 11/01/46	1,030	1,084,783
3.00%, 12/01/46	3,902	4,113,288
3.00%, 01/01/47	709	746,932
3.00%, 02/01/47	1,695	1,786,689
3.00%, 05/01/47	438	464,387
3.00%, 06/01/47	1,279	1,355,155
3.00%, 08/01/47	151	158,793
3.00%, 09/01/47	615	650,412
3.00%, 10/01/47	417	439,316
3.00%, 05/01/51	6,096	6,516,691
3.00%, 08/01/51	6,652	6,984,939
3.50%, 05/01/32	66	70,276
3.50%, 09/01/32	56	60,060
3.50%, 07/01/33	169	179,827
3.50%, 06/01/34	720	764,774
3.50%, 03/01/38	452	483,375
3.50%, 09/01/38	5	4,831
3.50%, 10/01/42	818	885,307
3.50%, 04/01/43	23	25,196
3.50%, 07/01/43	24	25,952

S C H E D U L E O F I N V E S T M E N T S	141

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 01/01/44	$61	$66,202
3.50%, 09/01/44	118	127,002
3.50%, 10/01/44	611	656,306
3.50%, 12/01/45	142	153,631
3.50%, 01/01/46	14	14,890
3.50%, 03/01/46	3,972	4,295,534
3.50%, 05/01/46	112	120,759
3.50%, 07/01/46	134	142,642
3.50%, 08/01/46	164	175,612
3.50%, 09/01/46	80	85,624
3.50%, 11/01/46	36	37,598
3.50%, 12/01/46	1,607	1,727,367
3.50%, 01/01/47	409	436,589
3.50%, 02/01/47	439	469,530
3.50%, 03/01/47	79	84,500
3.50%, 04/01/47	73	78,460
3.50%, 05/01/47	95	101,665
3.50%, 07/01/47	670	712,218
3.50%, 08/01/47	34	36,907
3.50%, 09/01/47	1,570	1,680,713
3.50%, 11/01/47	8,154	8,663,957
3.50%, 12/01/47	29	30,305
3.50%, 01/01/48	829	901,747
3.50%, 02/01/48	5,411	5,747,064
3.50%, 03/01/48	1,002	1,063,807
3.50%, 05/01/48	621	657,933
3.50%, 04/01/49	1,083	1,162,983
3.50%, 05/01/49	266	286,111
3.50%, 06/01/49	364	391,464
4.00%, 05/01/33	142	149,802
4.00%, 08/01/42	118	128,988
4.00%, 07/01/44	21	23,651
4.00%, 02/01/45	134	148,511
4.00%, 06/01/45	11	11,795
4.00%, 08/01/45	67	73,489
4.00%, 09/01/45	631	685,849
4.00%, 01/01/46	124	134,701
4.00%, 03/01/46	4	4,882
4.00%, 05/01/46	12	12,721
4.00%, 07/01/46	281	307,134
4.00%, 10/01/46	143	155,901
4.00%, 11/01/46	400	434,222
4.00%, 02/01/47	215	233,518
4.00%, 10/01/47	57	61,763
4.00%, 11/01/47	6	6,469
4.00%, 01/01/48	2,058	2,217,849
4.00%, 02/01/48	633	683,646
4.00%, 05/01/48	23,611	25,260,943
4.00%, 06/01/48	592	646,380
4.00%, 07/01/48	564	603,193
4.00%, 08/01/48	207	221,563
4.00%, 09/01/48	151	161,238
4.00%, 12/01/48	490	530,553
4.00%, 01/01/49	428	458,576
4.00%, 05/01/50	7,979	8,549,800
4.50%, 02/01/41	65	72,202
4.50%, 05/01/42	88	98,107
4.50%, 01/01/45	58	64,199
4.50%, 01/01/46	76	84,633
4.50%, 04/01/46	12	12,988

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 05/01/46	$9	$9,952
4.50%, 07/01/46	4	4,413
4.50%, 09/01/46	783	865,013
4.50%, 05/01/47	65	71,570
4.50%, 06/01/47	40	43,258
4.50%, 05/01/48	463	500,416
4.50%, 06/01/48	220	240,793
4.50%, 07/01/48	195	212,328
4.50%, 10/01/48	1,106	1,225,545
4.50%, 12/01/48	356	385,002
4.50%, 01/01/49	434	468,540
5.00%, 04/01/33	385	431,771
5.00%, 09/01/47	26	28,834
5.00%, 03/01/48	133	145,334
5.00%, 04/01/48	737	809,177
5.00%, 05/01/48	104	114,405
5.00%, 07/01/48	178	195,514
5.00%, 04/01/49	132	144,878
6.25%, 07/15/32	2,355	3,391,506
6.75%, 03/15/31	560	806,316
Federal National Mortgage Association
0.25%, 07/10/23	10,000	9,972,800
0.50%, 06/17/25	2,000	1,969,220
0.88%, 08/05/30	13,130	12,335,110
1.63%, 01/07/25	10,000	10,246,600
1.75%, 07/02/24	300	308,262
1.88%, 09/24/26	1,025	1,058,620
2.00%, 06/01/36	14,805	15,212,645
2.00%, 08/01/36	7,053	7,268,105
2.00%, 07/01/50	14,791	14,822,547
2.00%, 11/01/50	8,002	8,018,768
2.00%, 03/01/51	42,484	42,506,291
2.00%, 06/01/51	21,353	21,414,567
2.00%, 07/01/51	21,498	21,522,589
2.00%, 08/01/51	14,439	14,446,711
2.00%, 10/01/51	81,840	81,970,666
2.00%, 11/01/51	32,969	33,006,931
2.00%, 12/01/51	18,728	18,737,611
2.38%, 01/19/23	490	502,706
2.50%, 02/05/24	1,220	1,272,972
2.50%, 05/01/31	2,944	3,068,034
2.50%, 05/01/36	22,799	23,780,318
2.50%, 06/01/36	11,281	11,744,111
2.50%, 07/01/36	7,405	7,764,589
2.50%, 10/01/50	4,719	4,892,088
2.50%, 01/01/51	3,891	4,013,253
2.50%, 03/01/51	8,259	8,514,916
2.50%, 07/01/51	19,992	20,590,541
2.50%, 08/01/51	41,579	42,932,051
2.50%, 09/01/51	9,918	10,209,694
2.50%, 10/01/51	8,916	9,178,752
2.63%, 09/06/24	2,755	2,906,222
3.00%, 03/01/30	12,996	13,681,137
3.00%, 02/01/47	460	489,051
3.00%, 06/01/51	28,389	29,641,109
3.00%, 07/01/51	29,455	30,897,176
3.00%, 08/01/51	10,823	11,488,512
3.50%, 09/01/47	31,121	33,063,396
3.50%, 10/01/47	13,085	13,901,231
3.50%, 06/01/49	10,195	10,831,442

142	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 11/01/51	$1,668	$1,807,450
4.00%, 02/01/47	877	963,466
4.00%, 04/01/50	36,726	39,239,065
4.00%, 01/01/57	649	724,994
4.00%, 02/01/57	730	816,015
4.50%, 12/13/51(n)	14,500	15,676,543
6.25%, 05/15/29	650	865,247
6.63%, 11/15/30	1,170	1,657,282
7.25%, 05/15/30	585	850,034
Class A2, 1.71%, 07/25/31(a)	5,000	4,989,910
Series 2014-M13, Class A2, 3.02%, 08/25/24(a)	7	7,204
Series 2017-M7, Class A2, 2.96%, 02/25/27(a)	5,000	5,341,316
Series 2018-M10, Class A2, 3.37%, 07/25/28(a)	2,750	3,070,708
Series 2018-M12, Class A2, 3.77%, 08/25/30(a)	2,950	3,391,102
Series 2018-M3, Class A2, 3.19%, 02/25/30(a)	9,850	10,901,040
Series 2019-M2, Class A2, 3.63%, 11/25/28(a)	2,000	2,272,574
Series 2021-M13, Class A2, 1.61%, 04/25/31(a)	17,050	16,813,051
FHLMC Multifamily Structured Pass Through Certificates
Series K017, Class A2, 2.87%, 12/25/21 (Call 11/25/21)	220	219,808
Series K048, Class A2, 3.28%, 06/25/25 (Call 06/25/25)(a)	1,610	1,724,535
Freddie Mac Multifamily Structured Pass Through Certificates
Series A2, 2.28%, 07/25/26 (Call 07/25/26)	9,000	9,371,730
Series K028, Class A2, 3.11%, 02/25/23 (Call 02/25/23)	2,700	2,773,147
Series K034, Class A2, 3.53%, 07/25/23 (Call 07/25/23)(a)	1,000	1,043,106
Series K036, Class A2, 3.53%, 10/25/23 (Call 10/25/23)(a)	750	783,106
Series K040, Class A2, 3.24%, 09/25/24 (Call 09/25/24)	3,195	3,386,816
Series K044, Class A2, 2.81%, 01/25/25 (Call 01/25/25)	7,500	7,891,527
Series K053, Class A2, 3.00%, 12/25/25 (Call 12/25/25)	3,000	3,197,345
Series K064, Class A2, 3.22%, 03/25/27 (Call 03/25/27)	3,000	3,269,550
Series K078, Class A2, 3.85%, 06/25/28 (Call 06/25/28)	3,600	4,110,578
Series K086, Class A2, 3.86%, 11/25/28 (Call 11/25/28)(a)	1,000	1,147,199
Series K089, Class A2, 3.56%, 01/25/29 (Call 01/25/29)	2,000	2,260,929
Series K100, Class A2, 2.67%, 09/25/29 (Call 09/25/29)	3,000	3,230,941
Series K101, Class A2, 2.52%, 10/25/29 (Call 10/25/29)	2,000	2,132,592
Series K106, Class A2, 2.07%, 01/25/30 (Call 01/25/30)	3,170	3,271,500
Series K108, Class A2, 1.52%, 03/25/30 (Call 03/25/30)	3,000	2,974,408
Series K110, Class A2, 1.48%, 04/25/30 (Call 04/25/30)	660	652,068
Series K116, Class A2, 1.38%, 07/25/30 (Call 07/25/30)	7,091	6,937,334
Series K125, Class A2, 1.85%, 01/25/31 (Call 01/25/31)	5,000	5,069,023

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
Series K130, Class A2, 1.72%, 06/25/31 (Call 06/25/31)	$3,500		$3,505,263
Series K-1512, Class A2, 2.99%, 05/25/31 (Call 05/25/31)	910		993,860
Series K-1512, Class A3, 3.06%, 04/25/34 (Call 04/25/34)	720		791,915
Series K730, Class A2, 3.59%, 01/25/25 (Call 01/25/25)(a)	2,000		2,130,195
Series K739, Class A2, 1.34%, 09/25/27 (Call 09/25/27)	2,780		2,770,930
Government National Mortgage Association
1.50%, 11/18/21(n)	16,275		15,952,997
2.00%, 04/20/51(o)	58,805		59,604,251
2.00%, 10/20/51	49,407		50,078,712
2.00%, 11/18/51(n)	52,843		53,510,762
2.50%, 05/20/45	82		84,833
2.50%, 12/20/46	997		1,032,073
2.50%, 01/20/47	348		359,690
2.50%, 08/20/50	3,769		3,873,914
2.50%, 09/20/50	5,498		5,652,134
2.50%, 12/20/50	0	(k)	—
2.50%, 01/20/51	15,324		15,751,334
2.50%, 02/20/51	33,633		34,600,673
2.50%, 05/20/51	28,164		28,974,183
2.50%, 07/20/51	9,393		9,662,890
2.50%, 08/20/51	22,436		23,081,665
2.50%, 11/18/51(n)	54,454		55,975,690
3.00%, 11/18/21(n)	34,391		35,710,217
3.00%, 01/20/43	781		827,309
3.00%, 03/15/43	11		11,183
3.00%, 11/20/43	26		26,999
3.00%, 12/20/43	32		34,131
3.00%, 03/20/45	1,511		1,589,979
3.00%, 05/20/45	1,355		1,425,648
3.00%, 06/20/45	107		112,548
3.00%, 07/20/45	1,310		1,378,376
3.00%, 10/20/45	306		322,335
3.00%, 11/20/45	32		33,962
3.00%, 12/20/45	63		66,768
3.00%, 02/20/46	1,078		1,133,999
3.00%, 03/20/46	8,769		9,185,266
3.00%, 04/20/46	935		979,391
3.00%, 05/20/46	829		868,439
3.00%, 06/20/46	951		996,598
3.00%, 07/20/46	1,402		1,468,669
3.00%, 08/20/46	2,228		2,334,401
3.00%, 09/20/46	1,731		1,813,364
3.00%, 11/20/46	596		624,863
3.00%, 12/15/46	748		800,866
3.00%, 12/20/46	1,805		1,891,798
3.00%, 02/15/47	1,088		1,146,420
3.00%, 02/20/47	812		851,193
3.00%, 03/20/47	190		199,206
3.00%, 06/20/47	603		630,229
3.00%, 07/20/47	55		57,032
3.00%, 10/20/47	1,999		2,087,295
3.00%, 11/20/47	1,214		1,267,474
3.00%, 12/20/47	1,320		1,378,954
3.00%, 01/20/48	1,491		1,556,788
3.00%, 02/20/48	427		445,763

S C H E D U L E O F I N V E S T M E N T S	143

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 07/20/49	$3,576	$3,717,251
3.00%, 09/20/49	372	386,189
3.00%, 10/15/49	1,222	1,274,106
3.00%, 12/20/49	2,880	2,989,641
3.00%, 01/20/50	19,900	20,650,997
3.00%, 02/20/50	4,177	4,333,111
3.00%, 08/20/50	1,782	1,848,583
3.00%, 01/20/51	36,354	37,719,295
3.00%, 02/20/51	16,293	16,906,363
3.50%, 09/20/42	641	691,591
3.50%, 10/20/42	1,506	1,623,828
3.50%, 11/20/42	697	751,700
3.50%, 12/20/42	529	569,901
3.50%, 06/15/43	484	523,753
3.50%, 10/20/44	83	89,931
3.50%, 12/20/44	172	183,154
3.50%, 02/20/45	832	886,528
3.50%, 04/20/45	659	699,978
3.50%, 05/20/45	2,975	3,162,541
3.50%, 09/20/45	10,052	10,695,348
3.50%, 10/20/45	77	82,340
3.50%, 11/20/45	635	674,817
3.50%, 12/20/45	625	663,847
3.50%, 03/20/46	1,479	1,566,277
3.50%, 04/20/46	610	645,464
3.50%, 06/20/46	2,642	2,797,797
3.50%, 11/20/46	79	83,555
3.50%, 12/20/46	880	932,440
3.50%, 01/20/47	246	260,298
3.50%, 02/20/47	1,130	1,196,153
3.50%, 03/20/47	1,556	1,640,387
3.50%, 04/20/47	256	273,420
3.50%, 05/20/47	16,065	16,930,980
3.50%, 06/20/47	293	308,308
3.50%, 08/20/47	1,801	1,921,080
3.50%, 09/20/47	3,456	3,642,838
3.50%, 10/20/47	13,064	13,774,452
3.50%, 11/20/47	1,381	1,455,339
3.50%, 12/15/47	1,613	1,742,533
3.50%, 12/20/47	555	596,661
3.50%, 01/20/48	274	289,156
3.50%, 02/20/48	4,375	4,611,257
3.50%, 04/20/48	2,706	2,907,692
3.50%, 08/20/48	1,002	1,055,500
3.50%, 01/20/49	459	484,225
3.50%, 01/20/50	962	1,005,335
3.50%, 03/20/50	1,092	1,141,227
3.50%, 05/20/50	2,179	2,275,860
3.50%, 08/20/50	2,995	3,131,141
3.50%, 11/19/50(n)	34,578	36,168,867
3.50%, 05/20/51	6,845	7,197,262
4.00%, 08/20/45	507	550,566
4.00%, 09/20/45	168	182,170
4.00%, 10/20/45	7	7,846
4.00%, 01/20/46	29	31,214
4.00%, 03/20/46	368	399,851
4.00%, 07/20/46	33	35,401
4.00%, 09/20/46	8	8,743
4.00%, 11/20/46	88	95,006
4.00%, 12/15/46	60	64,827

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 04/20/47	$1,389	$1,494,487
4.00%, 07/20/47	3,278	3,518,530
4.00%, 08/20/47	136	145,706
4.00%, 11/20/47	1,136	1,216,147
4.00%, 03/20/48	1,917	2,047,087
4.00%, 04/20/48	915	979,078
4.00%, 05/15/48	265	286,178
4.00%, 05/20/48	1,855	1,979,467
4.00%, 08/20/48	1,782	1,898,650
4.00%, 09/20/48	737	785,344
4.00%, 11/20/48	215	228,444
4.00%, 01/20/49	5,262	5,601,663
4.00%, 02/20/49	9,412	10,013,487
4.00%, 09/15/49	260	280,978
4.00%, 11/18/51(n)	48,504	51,404,767
4.50%, 11/18/21(n)	7,859	8,381,808
4.50%, 04/15/40	13	14,769
4.50%, 11/20/45	71	78,358
4.50%, 08/20/46	73	80,698
4.50%, 09/20/46	11	12,411
4.50%, 10/20/46	65	72,409
4.50%, 11/20/46	30	33,826
4.50%, 02/20/47	34	37,021
4.50%, 04/20/47	44	47,939
4.50%, 06/20/47	93	100,551
4.50%, 07/20/47	4,557	4,941,394
4.50%, 10/20/47	47	50,776
4.50%, 04/20/48	724	777,719
4.50%, 06/20/48	705	754,991
4.50%, 07/20/48	767	820,993
4.50%, 08/20/48	599	640,588
4.50%, 12/20/48	913	975,113
4.50%, 01/20/49	19,314	20,593,858
4.50%, 03/20/49	249	265,820
4.50%, 06/20/49	1,470	1,567,096
4.50%, 07/20/49	792	844,446
4.50%, 08/20/49	257	274,001
5.00%, 07/20/46	18	20,373
5.00%, 03/20/48	158	172,052
5.00%, 04/20/48	479	521,031
5.00%, 05/20/48	214	231,801
5.00%, 11/20/48	274	296,033
5.00%, 12/20/48	374	403,516
5.00%, 01/20/49	757	816,145
5.00%, 04/20/49	67	72,011
5.00%, 05/20/49	97	105,002
5.00%, 06/20/49	2,700	2,912,227
5.00%, 11/18/51(n)	3,848	4,154,036
5.50%, 04/20/48	30	34,278
Uniform Mortgage-Backed Securities
1.00%, 11/01/51	3,979	3,991,389
1.50%, 11/16/36(n)	105,575	106,257,525
1.50%, 11/10/51(n)	92,275	89,367,978
2.00%, 12/01/35	11,016	11,322,152
2.00%, 02/01/36	60,704	62,493,195
2.00%, 03/01/36	8,805	9,056,709
2.00%, 05/01/36	6,316	6,492,599
2.00%, 07/01/36	1,462	1,503,301
2.00%, 11/16/36(n)	52,631	54,007,424
2.00%, 09/01/50	17,403	17,446,693

144	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
2.00%, 10/01/50	$4,098	$4,111,611
2.00%, 12/01/50	5,702	5,736,688
2.00%, 01/01/51	25,457	25,543,074
2.00%, 02/01/51	30,897	30,947,315
2.00%, 03/01/51	34,932	35,007,049
2.00%, 04/01/51	32,682	32,729,565
2.00%, 05/01/51	29,884	29,946,609
2.00%, 06/01/51	23,824	23,846,638
2.00%, 11/10/51(n)	299,104	299,098,158
2.50%, 12/01/29	84	86,974
2.50%, 03/01/30	106	110,031
2.50%, 07/01/30	103	107,951
2.50%, 08/01/30	30	31,497
2.50%, 12/01/30	39	40,245
2.50%, 01/01/31	29	30,518
2.50%, 09/01/31	330	344,010
2.50%, 10/01/31	2,281	2,376,460
2.50%, 12/01/31	542	564,368
2.50%, 01/01/32	2,238	2,336,009
2.50%, 02/01/32	459	479,281
2.50%, 03/01/32	449	467,837
2.50%, 04/01/32	2,979	3,113,357
2.50%, 10/01/32	69	72,516
2.50%, 01/01/33	3,391	3,526,864
2.50%, 11/01/34	3,386	3,518,490
2.50%, 07/01/35	3,536	3,701,375
2.50%, 10/01/35	17,996	18,758,206
2.50%, 03/01/36	10,576	11,107,058
2.50%, 11/16/36(n)	6,205	6,447,625
2.50%, 04/01/47	1,194	1,234,197
2.50%, 06/01/50	1,162	1,197,204
2.50%, 07/01/50	2,173	2,246,396
2.50%, 08/01/50	2,904	2,985,603
2.50%, 09/01/50	17,356	17,877,322
2.50%, 10/01/50	10,183	10,468,943
2.50%, 11/01/50	19,429	19,988,705
2.50%, 12/01/50	7,417	7,647,924
2.50%, 01/01/51	11,033	11,355,647
2.50%, 02/01/51	35,658	36,665,875
2.50%, 03/01/51	5,099	5,259,809
2.50%, 04/01/51	577	593,303
2.50%, 05/01/51	8,734	8,975,021
2.50%, 06/01/51	24,912	25,598,858
2.50%, 11/10/51(n)	131,416	134,965,772
2.50%, 12/13/51(n)	71,350	73,107,273
3.00%, 12/13/21(n)	45,675	47,595,241
3.00%, 10/01/27	62	65,075
3.00%, 03/01/30	2,242	2,352,562
3.00%, 04/01/30	91	96,103
3.00%, 07/01/30	76	80,300
3.00%, 08/01/30	281	295,313
3.00%, 09/01/30	397	417,100
3.00%, 10/01/30	166	175,066
3.00%, 11/01/30	39	41,358
3.00%, 12/01/30	91	96,340
3.00%, 01/01/31	1,572	1,657,997
3.00%, 02/01/31	585	617,718
3.00%, 03/01/31	185	195,854
3.00%, 04/01/31	61	63,787
3.00%, 06/01/31	379	400,061

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 09/01/31	$138	$146,057
3.00%, 10/01/31	45	47,113
3.00%, 01/01/32	447	473,004
3.00%, 02/01/32	1,440	1,523,431
3.00%, 03/01/32	58	60,956
3.00%, 06/01/32	475	499,395
3.00%, 08/01/32	293	311,279
3.00%, 11/01/32	454	481,973
3.00%, 12/01/32	757	799,232
3.00%, 02/01/33	529	561,299
3.00%, 10/01/33	433	454,810
3.00%, 07/01/34	303	317,466
3.00%, 09/01/34	2,642	2,797,668
3.00%, 11/01/34	329	348,018
3.00%, 12/01/34	2,811	2,948,546
3.00%, 03/01/35	821	861,559
3.00%, 07/01/35	658	689,816
3.00%, 12/01/35	3,954	4,175,116
3.00%, 11/16/36(n)	17,699	18,550,764
3.00%, 01/01/37	257	272,232
3.00%, 11/01/42	119	126,293
3.00%, 12/01/42	295	312,929
3.00%, 03/01/43	307	325,786
3.00%, 09/01/43	285	302,499
3.00%, 01/01/44	400	424,671
3.00%, 10/01/44	3,756	3,990,617
3.00%, 01/01/45	128	136,066
3.00%, 03/01/45	962	1,022,155
3.00%, 05/01/45	420	446,589
3.00%, 11/01/45	44	46,705
3.00%, 07/01/46	5,752	6,081,853
3.00%, 08/01/46	728	768,247
3.00%, 10/01/46	51	53,916
3.00%, 11/01/46	6,037	6,371,357
3.00%, 12/01/46	6,653	7,013,131
3.00%, 01/01/47	2,050	2,162,067
3.00%, 02/01/47	3,005	3,165,533
3.00%, 03/01/47	2,081	2,192,471
3.00%, 05/01/47	60	62,766
3.00%, 07/01/47	953	1,004,366
3.00%, 08/01/47	328	345,730
3.00%, 12/01/47	436	462,552
3.00%, 03/01/48	406	427,980
3.00%, 04/01/48	17,466	18,555,607
3.00%, 09/01/49	2,608	2,755,511
3.00%, 10/01/49	358	373,742
3.00%, 11/01/49	404	423,638
3.00%, 12/01/49	4,907	5,116,799
3.00%, 02/01/50	858	898,281
3.00%, 03/01/50	1,709	1,783,973
3.00%, 04/01/50	3,387	3,533,948
3.00%, 05/01/50	782	820,643
3.00%, 06/01/50	14,136	14,843,241
3.00%, 07/01/50	2,911	3,046,471
3.00%, 08/01/50	17,614	18,657,398
3.00%, 10/01/50	10,198	10,713,923
3.00%, 01/01/51	5,452	5,729,229
3.00%, 04/01/51	35,379	37,292,083
3.00%, 11/10/51(n)	73,534	76,710,899
3.50%, 01/01/27	4	4,157

S C H E D U L E O F I N V E S T M E N T S	145

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 12/01/29	$13	$13,319
3.50%, 07/01/30	222	235,931
3.50%, 10/01/30	22	22,897
3.50%, 03/01/31	142	151,094
3.50%, 06/01/31	170	182,386
3.50%, 01/01/32	87	93,493
3.50%, 05/01/32	127	136,026
3.50%, 06/01/32	156	168,322
3.50%, 07/01/32	86	92,719
3.50%, 08/01/32	42	45,117
3.50%, 09/01/32	321	341,400
3.50%, 10/01/32	134	143,886
3.50%, 11/01/32	101	107,791
3.50%, 03/01/33	354	380,573
3.50%, 04/01/33	484	518,407
3.50%, 05/01/33	224	241,324
3.50%, 06/01/33	643	683,656
3.50%, 02/01/34	2,882	3,106,829
3.50%, 07/01/34	1,099	1,166,695
3.50%, 08/01/34	757	803,549
3.50%, 01/01/35	434	464,665
3.50%, 11/16/36(n)	27,451	29,124,893
3.50%, 10/01/44	629	680,340
3.50%, 02/01/45	421	455,674
3.50%, 03/01/45	134	144,931
3.50%, 05/01/45	61	66,272
3.50%, 07/01/45	152	163,433
3.50%, 08/01/45	281	302,956
3.50%, 10/01/45	180	194,980
3.50%, 11/01/45	82	88,445
3.50%, 12/01/45	1,428	1,533,616
3.50%, 01/01/46	677	732,344
3.50%, 02/01/46	303	325,432
3.50%, 03/01/46	1,519	1,633,972
3.50%, 04/01/46	21	22,244
3.50%, 05/01/46	45	47,803
3.50%, 06/01/46	63	66,777
3.50%, 07/01/46	174	188,227
3.50%, 08/01/46	166	177,111
3.50%, 09/01/46	384	415,193
3.50%, 10/01/46	491	530,262
3.50%, 11/01/46	86	92,513
3.50%, 12/01/46	2,979	3,208,735
3.50%, 01/01/47	2,798	3,026,143
3.50%, 02/01/47	187	200,473
3.50%, 04/01/47	484	519,593
3.50%, 05/01/47	317	342,619
3.50%, 06/01/47	470	503,165
3.50%, 07/01/47	5,065	5,397,306
3.50%, 08/01/47	650	693,720
3.50%, 09/01/47	2,702	2,871,209
3.50%, 10/01/47	1,050	1,141,546
3.50%, 11/01/47	1,868	2,003,675
3.50%, 12/01/47	492	522,950
3.50%, 01/01/48	2,732	2,929,238
3.50%, 02/01/48	9,357	9,992,196
3.50%, 03/01/48	179	189,831
3.50%, 04/01/48	1,001	1,067,023
3.50%, 05/01/48	135	147,112
3.50%, 06/01/48	755	799,104

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 07/01/48	$1,338	$1,429,401
3.50%, 11/01/48	261	277,522
3.50%, 01/01/49	1,346	1,429,672
3.50%, 02/01/49	3,575	3,857,870
3.50%, 03/01/49	554	594,512
3.50%, 04/01/49	277	299,065
3.50%, 06/01/49	10,322	11,022,092
3.50%, 07/01/49	3,398	3,584,390
3.50%, 11/01/49	579	611,064
3.50%, 03/01/50	534	563,374
3.50%, 04/01/50	1,824	1,950,859
3.50%, 05/01/50	26,568	28,097,105
3.50%, 11/10/51(n)	72,320	76,427,550
3.50%, 12/13/51(n)	26,325	27,807,838
4.00%, 07/01/29	298	316,488
4.00%, 07/01/32	385	409,944
4.00%, 05/01/33	423	447,845
4.00%, 06/01/33	172	181,758
4.00%, 07/01/33	118	124,683
4.00%, 12/01/33	934	992,504
4.00%, 11/16/36(n)	2,262	2,392,330
4.00%, 06/01/38	110	117,781
4.00%, 06/01/42	2,709	2,969,089
4.00%, 10/01/44	8	8,239
4.00%, 12/01/44	102	111,604
4.00%, 01/01/45	796	872,277
4.00%, 02/01/45	266	294,582
4.00%, 03/01/45	261	285,030
4.00%, 05/01/45	150	165,787
4.00%, 06/01/45	462	506,261
4.00%, 07/01/45	39	42,140
4.00%, 08/01/45	27	28,969
4.00%, 09/01/45	53	58,031
4.00%, 01/01/46	61	66,449
4.00%, 04/01/46	13	14,552
4.00%, 06/01/46	1,367	1,511,924
4.00%, 07/01/46	220	238,762
4.00%, 08/01/46	13	14,253
4.00%, 10/01/46	278	305,389
4.00%, 02/01/47	167	181,657
4.00%, 03/01/47	205	221,979
4.00%, 04/01/47	515	559,514
4.00%, 05/01/47	271	296,325
4.00%, 06/01/47	297	325,883
4.00%, 07/01/47	2,623	2,826,005
4.00%, 08/01/47	668	724,081
4.00%, 09/01/47	3,719	4,024,867
4.00%, 10/01/47	1,690	1,846,381
4.00%, 11/01/47	579	624,227
4.00%, 12/01/47	580	636,540
4.00%, 01/01/48	1,841	1,991,517
4.00%, 04/01/48	388	414,971
4.00%, 06/01/48	8,780	9,460,322
4.00%, 07/01/48	47	50,003
4.00%, 09/01/48	6,159	6,588,730
4.00%, 10/01/48	613	656,195
4.00%, 11/01/48	671	718,207
4.00%, 12/01/48	372	397,859
4.00%, 01/01/49	307	332,652
4.00%, 02/01/49	237	253,590

146	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 03/01/49	$1,082	$1,162,584
4.00%, 04/01/49	1,043	1,140,872
4.00%, 05/01/49	750	821,083
4.00%, 06/01/49	1,441	1,567,389
4.00%, 07/01/49	1,332	1,449,008
4.00%, 08/01/49	1,785	1,907,076
4.00%, 11/01/49	664	709,512
4.00%, 12/01/49	494	527,666
4.00%, 02/01/50	181	193,216
4.00%, 04/01/50	5,287	5,685,949
4.00%, 05/01/50	681	729,127
4.00%, 06/01/50	2,203	2,358,468
4.00%, 11/10/51(n)	48,999	52,457,150
4.00%, 12/13/51(n)	15,525	16,622,966
4.50%, 11/16/21(n)	960	1,000,012
4.50%, 06/01/41	16	17,336
4.50%, 01/01/42	12	13,896
4.50%, 09/01/42	55	61,475
4.50%, 08/01/43	140	154,579
4.50%, 04/01/44	188	207,813
4.50%, 02/01/45	64	71,528
4.50%, 08/01/45	78	86,697
4.50%, 12/01/45	56	62,514
4.50%, 02/01/46	500	554,812
4.50%, 08/01/46	6	7,123
4.50%, 10/01/46	23	25,248
4.50%, 01/01/47	10	10,479
4.50%, 03/01/47	144	159,862
4.50%, 04/01/47	467	516,419
4.50%, 06/01/47	139	152,235
4.50%, 10/01/47	616	682,874
4.50%, 01/01/48	1,088	1,188,552
4.50%, 02/01/48	1,065	1,187,928
4.50%, 03/01/48	167	185,348
4.50%, 04/01/48	41	44,543
4.50%, 05/01/48	253	273,262
4.50%, 06/01/48	267	295,759
4.50%, 07/01/48	121	130,624
4.50%, 08/01/48	1,079	1,189,461
4.50%, 10/01/48	1,350	1,464,309
4.50%, 11/01/48	485	524,683
4.50%, 12/01/48	1,800	1,962,932
4.50%, 01/01/49	641	693,221
4.50%, 02/01/49	831	898,140
4.50%, 04/01/49	1,453	1,601,147
4.50%, 05/01/49	1,202	1,296,811
4.50%, 07/01/49	580	625,777
4.50%, 08/01/49	496	534,675
4.50%, 06/01/50	2,269	2,468,929
4.50%, 11/10/51(n)	65,334	70,619,419
5.00%, 11/16/21(n)	293	303,244
5.00%, 06/01/39	10	11,260
5.00%, 02/01/41	31	35,405
5.00%, 04/01/41	453	512,605
5.00%, 10/01/41	16	18,500
5.00%, 01/01/42	56	63,692
5.00%, 05/01/42	36	40,880
5.00%, 09/01/47	29	31,327
5.00%, 03/01/48	289	316,771
5.00%, 04/01/48	967	1,061,876

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
5.00%, 05/01/48	$148	$165,821
5.00%, 07/01/48	300	334,934
5.00%, 08/01/48	309	347,434
5.00%, 09/01/48	204	223,665
5.00%, 01/01/49	482	528,602
5.00%, 04/01/49	1,130	1,253,390
5.00%, 11/10/51(n)	3,946	4,344,165
5.50%, 09/01/41	833	950,461
5.50%, 01/01/47	676	769,258
5.50%, 11/10/51(n)	6,438	7,214,584
6.00%, 07/01/41	118	135,975
6.00%, 02/01/49	301	347,956

		4,174,925,828

U.S. Government Agency Obligations — 0.1%
Federal Farm Credit Banks Funding Corp., 1.85%, 07/26/24	55	56,584
Federal Home Loan Banks
1.50%, 08/15/24	150	153,162
2.00%, 09/09/22	250	253,985
2.50%, 12/08/23	550	571,714
2.50%, 12/10/27	250	265,393
2.75%, 12/13/24	1,140	1,208,126
2.88%, 09/13/24	250	265,075
3.00%, 12/09/22	1,520	1,566,071
3.00%, 03/10/28	60	65,393
3.13%, 06/13/25	2,805	3,016,525
3.13%, 09/12/25	1,075	1,161,247
3.25%, 06/09/28	170	188,661
3.25%, 11/16/28	1,205	1,346,817
3.38%, 09/08/23	200	210,546
5.50%, 07/15/36	3,285	4,769,754
Tennessee Valley Authority
1.50%, 09/15/31	400	392,212
1.88%, 08/15/22	235	238,083
3.50%, 12/15/42	390	456,799
5.25%, 09/15/39	840	1,194,950
5.88%, 04/01/36	330	482,869
7.13%, 05/01/30	145	208,103

		18,072,069

U.S. Government Obligations — 32.6%
U.S. Treasury Note/Bond
0.13%, 11/30/22	15,500	15,492,734
0.13%, 12/31/22	54,250	54,188,545
0.13%, 01/31/23	6,400	6,390,000
0.13%, 02/28/23	33,100	33,030,180
0.13%, 03/31/23	13,300	13,263,633
0.13%, 05/31/23	10,000	9,960,938
0.13%, 06/30/23	20,000	19,912,500
0.13%, 08/15/23	9,800	9,746,406
0.13%, 09/15/23	24,000	23,850,000
0.13%, 10/15/23	35,600	35,352,469
0.13%, 12/15/23	78,750	78,054,786
0.13%, 01/15/24	162,000	160,430,625
0.13%, 02/15/24	28,800	28,507,500
0.25%, 11/15/23	75,100	74,540,618
0.25%, 05/15/24	69,200	68,480,969
0.25%, 06/15/24	66,100	65,346,047
0.25%, 08/31/25	38,250	37,162,266
0.25%, 09/30/25	51,000	49,505,860

S C H E D U L E O F I N V E S T M E N T S	147

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations (continued)
0.25%, 10/31/25	$37,800	$36,627,610
0.38%, 04/15/24	85,200	84,634,219
0.38%, 07/15/24	30,300	30,034,875
0.38%, 08/15/24	21,600	21,400,875
0.38%, 09/15/24(c)	66,400	65,730,813
0.38%, 11/30/25	73,250	71,229,903
0.38%, 12/31/25	124,500	120,920,625
0.38%, 01/31/26	132,800	128,805,626
0.38%, 09/30/27	41,500	39,233,711
0.50%, 03/15/23	24,500	24,566,035
0.50%, 02/28/26	88,500	86,218,359
0.50%, 05/31/27(c)	3,500	3,350,156
0.50%, 08/31/27	24,000	22,882,500
0.50%, 10/31/27	31,600	30,052,094
0.63%, 10/15/24	9,000	8,965,547
0.63%, 07/31/26	22,000	21,443,125
0.63%, 03/31/27	2,000	1,933,750
0.63%, 11/30/27	52,500	50,240,039
0.63%, 12/31/27	66,100	63,156,484
0.63%, 05/15/30	11,500	10,686,016
0.63%, 08/15/30	20,000	18,537,500
0.75%, 04/30/26	33,500	32,929,453
0.75%, 05/31/26	7,500	7,367,578
0.75%, 08/31/26	28,700	28,123,758
0.75%, 01/31/28	137,400	132,107,954
0.88%, 06/30/26	52,000	51,321,563
0.88%, 09/30/26(c)	37,300	36,752,156
0.88%, 11/15/30	52,825	49,944,387
1.00%, 07/31/28	20,700	20,098,406
1.13%, 02/28/25	7,000	7,060,156
1.13%, 10/31/26	20,000	19,933,763
1.13%, 02/29/28	72,400	71,251,782
1.13%, 08/31/28	35,500	34,728,984
1.13%, 02/15/31(c)	57,000	55,013,906
1.13%, 05/15/40	117,200	101,561,125
1.13%, 08/15/40	5,000	4,325,000
1.25%, 07/31/23	3,000	3,043,125
1.25%, 08/31/24	6,950	7,052,621
1.25%, 03/31/28	57,000	56,438,906
1.25%, 04/30/28	22,300	22,071,774
1.25%, 05/31/28	3,300	3,263,391
1.25%, 06/30/28	73,400	72,493,969
1.25%, 09/30/28	88,300	87,058,281
1.25%, 08/15/31(c)	64,700	62,870,203
1.25%, 05/15/50	39,200	33,166,875
1.38%, 06/30/23	7,750	7,877,451
1.38%, 08/31/23	7,600	7,727,359
1.38%, 01/31/25	5,000	5,087,109
1.38%, 08/31/26	5,600	5,654,688
1.38%, 11/15/40	23,500	21,230,781
1.38%, 08/15/50	6,000	5,231,250
1.50%, 01/15/23	34,650	35,177,871
1.50%, 02/28/23	56,400	57,307,687
1.50%, 03/31/23	15,250	15,503,174
1.50%, 10/31/24	14,400	14,715,000
1.50%, 08/15/26	10,700	10,864,680
1.50%, 01/31/27	5,000	5,070,313
1.63%, 08/15/22	13,800	13,963,875
1.63%, 08/31/22	13,400	13,566,453
1.63%, 11/15/22	5,800	5,887,906

Security	Par (000)	Value

U.S. Government Obligations (continued)
1.63%, 12/15/22	$1,000	$1,015,977
1.63%, 04/30/23	23,000	23,438,437
1.63%, 05/31/23	16,000	16,316,875
1.63%, 02/15/26	35,450	36,244,856
1.63%, 05/15/26	15,300	15,633,492
1.63%, 08/15/29	9,600	9,715,500
1.63%, 05/15/31	60,540	60,994,050
1.63%, 11/15/50	51,650	47,921,516
1.75%, 09/30/22	9,700	9,842,469
1.75%, 01/31/23	22,000	22,409,922
1.75%, 05/15/23	13,000	13,276,758
1.75%, 06/30/24	8,200	8,428,703
1.75%, 07/31/24	5,400	5,554,406
1.75%, 12/31/24	10,000	10,296,094
1.75%, 11/15/29	5,100	5,210,766
1.75%, 08/15/41	23,700	22,818,656
1.88%, 08/31/22	35,168	35,677,560
1.88%, 09/30/22	15,100	15,338,297
1.88%, 10/31/22	6,300	6,408,035
1.88%, 07/31/26	20,000	20,664,063
1.88%, 02/15/41	63,000	61,976,250
1.88%, 02/15/51	73,000	71,825,156
2.00%, 10/31/22	1,200	1,222,078
2.00%, 11/30/22	15,400	15,704,391
2.00%, 02/15/23	49,900	51,016,902
2.00%, 05/31/24	7,250	7,496,387
2.00%, 06/30/24	7,700	7,967,094
2.00%, 02/15/25	32,561	33,787,540
2.00%, 08/15/25	14,200	14,739,156
2.00%, 11/15/26	11,750	12,210,820
2.00%, 08/15/51	68,700	69,709,031
2.13%, 12/31/22	38,600	39,453,422
2.13%, 11/30/23	7,000	7,231,328
2.13%, 02/29/24	9,500	9,836,211
2.13%, 03/31/24	7,300	7,560,063
2.13%, 07/31/24	1,500	1,558,242
2.13%, 11/30/24	5,000	5,203,906
2.13%, 05/15/25	24,900	25,936,852
2.13%, 05/31/26	3,000	3,132,891
2.25%, 12/31/23	30,400	31,502,000
2.25%, 01/31/24	5,100	5,290,453
2.25%, 04/30/24	11,300	11,747,586
2.25%, 11/15/24	3,340	3,488,473
2.25%, 12/31/24	9,250	9,665,527
2.25%, 11/15/25	14,450	15,146,535
2.25%, 02/15/27	11,050	11,620,629
2.25%, 08/15/27	21,050	22,145,258
2.25%, 11/15/27	49,750	52,354,102
2.25%, 05/15/41	30,000	31,345,312
2.25%, 08/15/46	55,700	58,702,578
2.25%, 08/15/49	29,000	30,903,125
2.38%, 01/31/23	38,500	39,515,137
2.38%, 02/29/24	45,500	47,366,211
2.38%, 08/15/24	22,200	23,216,344
2.38%, 05/15/27	8,750	9,262,012
2.38%, 05/15/29	7,000	7,448,438
2.38%, 11/15/49	19,000	20,790,156
2.38%, 05/15/51	33,000	36,284,531
2.50%, 08/15/23	24,700	25,605,988
2.50%, 01/31/24	69,500	72,475,469

148	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations (continued)
2.50%, 05/15/24	$47,300	$49,491,321
2.50%, 02/28/26	1,000	1,059,453
2.50%, 02/15/45	53,850	58,965,750
2.50%, 02/15/46	51,345	56,535,328
2.50%, 05/15/46	26,163	28,832,884
2.63%, 06/30/23	8,300	8,606,063
2.63%, 12/31/23	52,000	54,303,438
2.63%, 12/31/25	18,100	19,255,289
2.63%, 01/31/26	15,100	16,068,524
2.63%, 02/15/29	10,189	11,005,712
2.75%, 04/30/23	13,000	13,465,664
2.75%, 05/31/23	5,300	5,498,957
2.75%, 07/31/23	1,300	1,352,711
2.75%, 08/31/23	7,300	7,605,117
2.75%, 02/15/24	49,200	51,621,562
2.75%, 06/30/25	4,200	4,471,031
2.75%, 08/31/25	16,500	17,594,414
2.75%, 02/15/28	16,000	17,321,250
2.75%, 08/15/42	4,750	5,372,695
2.75%, 11/15/42	7,800	8,818,875
2.75%, 08/15/47	15,800	18,362,562
2.75%, 11/15/47	7,300	8,490,813
2.88%, 11/30/23	5,700	5,976,094
2.88%, 04/30/25	3,200	3,415,500
2.88%, 07/31/25	10,000	10,700,781
2.88%, 08/15/28	14,650	16,021,148
2.88%, 05/15/43	6,800	7,855,063
2.88%, 08/15/45	6,950	8,139,102
2.88%, 11/15/46	23,550	27,873,633
2.88%, 05/15/49	2,000	2,400,625
3.00%, 09/30/25	12,100	13,030,187
3.00%, 10/31/25	38,250	41,205,410
3.00%, 05/15/42	5,950	6,988,461
3.00%, 11/15/44	23,335	27,717,605
3.00%, 05/15/45	12,200	14,565,656
3.00%, 11/15/45	14,300	17,130,953
3.00%, 02/15/47	6,050	7,334,680
3.00%, 05/15/47	3,850	4,676,547
3.00%, 02/15/48	4,000	4,870,000
3.00%, 08/15/48	10,150	12,387,758
3.13%, 11/15/41	7,510	8,959,195
3.13%, 02/15/42	3,850	4,602,555
3.13%, 02/15/43	4,000	4,794,375
3.13%, 08/15/44	580	700,803
3.13%, 05/15/48	3,300	4,113,656
3.38%, 05/15/44	1,870	2,344,805
3.50%, 02/15/39	3,750	4,682,813
3.63%, 08/15/43	1,500	1,936,875
3.63%, 02/15/44	3,700	4,797,859
3.75%, 08/15/41	9,000	11,664,844
3.75%, 11/15/43	7,000	9,209,375
3.88%, 08/15/40	3,400	4,460,906
4.25%, 11/15/40	3,500	4,808,125
4.38%, 02/15/38	1,000	1,374,688
4.38%, 11/15/39	3,000	4,158,750
4.38%, 05/15/40	3,650	5,084,336
4.38%, 05/15/41	7,600	10,647,125
4.50%, 02/15/36(c)	3,400	4,670,219
4.50%, 05/15/38	2,900	4,043,234
4.50%, 08/15/39	10,000	14,054,687

Security	Par/ Shares (000)	Value

U.S. Government Obligations (continued)
4.63%, 02/15/40	$2,050	$2,931,500
4.75%, 02/15/41	4,350	6,354,398
5.00%, 05/15/37	500	728,047
5.25%, 11/15/28	10,500	13,179,141
5.25%, 02/15/29	1,700	2,144,656
5.50%, 08/15/28	5,500	6,944,609
6.00%, 02/15/26	1,700	2,049,695
6.38%, 08/15/27	3,400	4,362,891
6.50%, 11/15/26	1,000	1,258,672
6.63%, 02/15/27	2,000	2,551,250
7.63%, 11/15/22	5,000	5,378,711

		5,204,742,078

Total U.S. Government & Agency Obligations — 58.9% (Cost: $9,380,902,133)		9,397,739,975

Common Stocks

Health Care Technology — 0.0%
Quincy Health LLC(i)	0 (k)	5,180

Total Common Stocks — 0.0% (Cost $49,536)		5,180

Short-Term Investments

Money Market Funds — 10.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(p)(q)	1,419,071	1,419,780,921
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(p)(q)(r)	211,173	211,172,797

		1,630,953,718

Total Short-Term Investments — 10.2% (Cost: $1,630,860,545)		1,630,953,718

Total Investments Before TBA Sales Commitments — 111.7% (Cost: $17,724,366,825)		17,823,740,128

TBA Sales Commitments(n)

Mortgage-Backed Securities — (2.8)%
Uniform Mortgage-Backed Securities
1.50%, 11/10/51	(50,400)	(48,812,203)
2.00%, 11/10/51	(235,690)	(235,685,397)
2.50%, 11/10/51	(53,650)	(55,099,179)
3.00%, 11/10/51 (Call 11/17/21)	(45,675)	(47,648,303)
3.50%, 11/10/51	(26,325)	(27,820,178)
4.00%, 11/10/51	(15,525)	(16,620,847)
4.50%, 11/10/51	(14,500)	(15,673,027)

		(447,359,134)

Total TBA Sales Commitments — (2.8)% (Proceeds: $(446,056,664))		(447,359,134)

Total Investments, Net of TBA Sales Commitments — 108.9% (Cost: $17,278,310,161)		17,376,380,994

Other Assets, Less Liabilities — (8.9)%		(1,415,874,997)

Net Assets — 100.0%		$15,960,505,997

S C H E D U L E O F I N V E S T M E N T S	149

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Perpetual security with no stated maturity date.
(h)	Zero-coupon bond.
(i)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(j)	Non-income producing security.
(k)	Rounds to less than 1,000.
(l)	U.S. dollar denominated security issued by foreign domiciled entity.
(m)	Issuer filed for bankruptcy and/or is in default.
(n)	Represents or includes a TBA transaction.
(o)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(p)	Affiliate of the Fund.
(q)	Annualized 7-day yield as of period end.
(r)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$502,315,572	$917,678,454	(a)	$—	$(155,842)	$(57,263)	$1,419,780,921	1,419,071	$1,543,483		$—
BlackRock Cash Funds: Treasury, SL Agency Shares	83,862,292	127,310,505	(a)	—	—	—	211,172,797	211,173	492,998	(b)	—

					$(155,842)	$(57,263)	$1,630,953,718		$2,036,481		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

150	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Core Total USD Bond Market ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Asset-Backed Securities	$—	$36,774,390	$—	$36,774,390
Collaterized Mortgage Obligations	—	129,633,279	—	129,633,279
Corporate Bonds & Notes	—	5,715,660,262	—	5,715,660,262
Foreign Government Obligations	—	827,279,051	—	827,279,051
Municipal Debt Obligations	—	85,694,273	—	85,694,273
U.S. Government & Agency Obligations	—	9,397,739,975	—	9,397,739,975
Common Stocks	—	—	5,180	5,180
Money Market Funds	1,630,953,718	—	—	1,630,953,718

	1,630,953,718	16,192,781,230	5,180	17,823,740,128

Liabilities
TBA Sales Commitments	—	(447,359,134)	—	(447,359,134)

	$1,630,953,718	$15,745,422,096	$5,180	$17,376,380,994

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	151

Statement of Assets and Liabilities

October 31, 2021

iShares Core Total USD Bond Market ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$16,192,786,410
Affiliated(c)	1,630,953,718
Receivables:
Investments sold	79,509,963
Securities lending income — Affiliated	60,246
TBA sales commitments	446,056,664
Capital shares sold	16,521,886
Dividends	92,623
Interest	88,474,027

Total assets	18,454,455,537

LIABILITIES
Bank overdraft	4,068,243
Collateral on securities loaned, at value	211,072,797
TBA sales commitments, at value(d)	447,359,134
Payables:
Investments purchased	1,830,765,594
Investment advisory fees	683,772

Total liabilities	2,493,949,540

NET ASSETS	$15,960,505,997

NET ASSETS CONSIST OF:
Paid-in capital	$15,860,209,802
Accumulated earnings	100,296,195

NET ASSETS	$15,960,505,997

Shares outstanding	300,500,000

Net asset value	$53.11

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$205,022,398
(b) Investments, at cost — Unaffiliated	$16,093,506,280
(c) Investments, at cost — Affiliated	$1,630,860,545
(d) Proceeds from TBA sales commitments	$446,056,664

See notes to financial statements.

152	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended October 31, 2021

iShares Core Total USD Bond Market ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$73
Dividends — Affiliated	1,543,513
Interest — Unaffiliated	213,122,491
Securities lending income — Affiliated — net	492,968
Other income — Unaffiliated	59,612

Total investment income	215,218,657

EXPENSES
Investment advisory fees	7,082,472
Miscellaneous	173

Total expenses	7,082,645

Less:
Investment advisory fees waived	(1,176,035)

Total expenses after fees waived	5,906,610

Net investment income	209,312,047

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(6,850,029)
Investments — Affiliated	(155,842)

Net realized loss	(7,005,871)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(166,230,749)
Investments — Affiliated	(57,263)

Net change in unrealized appreciation (depreciation)	(166,288,012)

Net realized and unrealized loss	(173,293,883)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,018,164

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	153

Statements of Changes in Net Assets

	iShares Core Total USD Bond Market ETF

	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$209,312,047	$124,584,826
Net realized gain (loss)	(7,005,871)	21,994,225
Net change in unrealized appreciation (depreciation)	(166,288,012)	114,831,235

Net increase in net assets resulting from operations	36,018,164	261,410,286

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(219,116,708)	(127,682,079)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	10,612,987,093	1,281,058,211

NET ASSETS
Total increase in net assets	10,429,888,549	1,414,786,418
Beginning of year	5,530,617,448	4,115,831,030

End of year	$15,960,505,997	$5,530,617,448

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

154	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core Total USD Bond Market ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$54.01	$52.36	$48.54	$50.94	$51.47

Net investment income(a)	0.95	1.38	1.60	1.44	1.30
Net realized and unrealized gain (loss)(b)	(0.74)	1.71	3.79	(2.48)	(0.45)

Net increase (decrease) from investment operations	0.21	3.09	5.39	(1.04)	0.85

Distributions(c)
From net investment income	(0.98)	(1.44)	(1.57)	(1.36)	(1.30)
From net realized gain	(0.13)	—	—	—	(0.08)

Total distributions	(1.11)	(1.44)	(1.57)	(1.36)	(1.38)

Net asset value, end of year	$53.11	$54.01	$52.36	$48.54	$50.94

Total Return(d)
Based on net asset value	0.39%	5.98%	11.28%	(2.07)%	1.70%

Ratios to Average Net Assets
Total expenses	0.06%	0.06%	0.06%	0.06%	0.08%

Total expenses after fees waived	0.05%	0.05%	0.05%	0.05%	0.06%

Net investment income	1.77%	2.59%	3.15%	2.91%	2.56%

Supplemental Data
Net assets, end of year (000)	$15,960,506	$5,530,617	$4,115,831	$2,286,286	$1,782,963

Portfolio turnover rate(e)(f)	223%	180%	172%	253%	264%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)	Includes mortgage dollar roll transactions (“MDRs”).

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	155

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification

Core Total USD Bond Market	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls and TBA sale commitments ) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche

156	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	157

Notes to Financial Statements  (continued)

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, a fund enters into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash collateral received from the counterparty may be reinvested in money market funds, including those managed by the Fund’s investment adviser, or its affiliates. Such collateral, if any, is noted in the Schedule of Investments and the obligation to return the collateral is presented as a liability in the Statement of Assets and Liabilities. Securities pledged as collateral by a fund, if any, are noted in the Schedule of Investments.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

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Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Core Total USD Bond Market
Barclays Bank PLC	$262,442	$262,442		$—	$—
Barclays Capital, Inc.	6,361,466	6,361,466		—	—
BMO Capital Markets Corp.	636,355	636,355		—	—
BNP Paribas SA	2,485,192	2,485,192		—	—
BofA Securities, Inc.	14,519,751	14,519,751		—	—
Citigroup Global Markets, Inc.	7,181,344	7,181,344		—	—
Credit Suisse Securities (USA) LLC	4,774,242	4,774,242		—	—
Deutsche Bank Securities, Inc.	755,513	755,513		—	—
Goldman Sachs & Co. LLC	1,823,785	1,752,283		—	(71,502	)(b)
HSBC Securities (USA), Inc.	4,500,159	4,500,159		—	—
J.P. Morgan Securities LLC	124,838,011	124,838,011		—	—
Jefferies LLC	3,281,586	3,281,586		—	—
Mizuho Securities USA LLC	19,798,438	19,798,438		—	—
Nomura Securities International, Inc.	1,472,915	1,472,915		—	—
Scotia Capital (USA), Inc.	916,847	916,847		—	—
Toronto Dominion Bank	916,377	916,377		—	—
Wells Fargo Bank N.A.	369,744	369,744		—	—
Wells Fargo Securities LLC	10,128,231	10,128,231		—	—

	$205,022,398	$204,950,896		$—	$(71,502)

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of October 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.06%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

Core Total USD Bond Market	$1,176,035

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	159

Notes to Financial Statements  (continued)

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the year ended October 31, 2021, the Fund paid BTC $191,598 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2021, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Core Total USD Bond Market	$27,283,991	$30,813,781	$(2,128,955)

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, including mortgage dollar rolls and excluding short-term investments and in-kind transactions, were as follows:

	U.S. Government Securities		Other Securities

iShares ETF	Purchases	Sales	Purchases	Sales

Core Total USD Bond Market	$27,562,070,127	$25,206,038,878	$1,099,784,084	$750,463,881

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Core Total USD Bond Market	$7,808,658,158	$—

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

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Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings

Core Total USD Bond Market	$5,385	$(5,385)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20

Core Total USD Bond Market
Ordinary income	$214,502,177	$127,682,079
Long-term capital gains	4,614,531	—

	$219,116,708	$127,682,079

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses	)(b)	Total

Core Total USD Bond Market	$13,500,555	$ (5,832,180)		$92,627,820		$100,296,195

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the classification of investments and the accrual of income on securities in default.

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Core Total USD Bond Market	$17,729,809,838	$225,826,530	$(133,198,710)	$92,627,820

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as

N O T E S T O F I N A N C I A L S T A T E M E N T S	161

Notes to Financial Statements  (continued)

uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

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Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20

iShares ETF	Shares	Amount	Shares	Amount

Core Total USD Bond Market
Shares sold	198,100,000	$10,612,987,093	27,100,000	$1,452,633,200
Shares redeemed	—	—	(3,300,000)	(171,574,989)

Net increase	198,100,000	$10,612,987,093	23,800,000	$1,281,058,211

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	163

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares Core Total USD Bond Market ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Core Total USD Bond Market ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends

Core Total USD Bond Market	$210,180,031

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends

Core Total USD Bond Market	$152,529,956

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2021:

iShares ETF	Federal Obligation Interest

Core Total USD Bond Market	$41,176,018

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended October 31, 2021:

iShares ETF	20% Rate Long-Term Capital Gain Dividends

Core Total USD Bond Market	$4,614,531

I M P O R T A N T T A X I N F O R M A T I O N	165

Board Review and Approval of Investment Advisory Contract

iShares Core Total USD Bond Market ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broad ridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

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Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Core Total USD Bond Market(a)	$0.953744	$0.126428	$0.030363	$1.110535	86%	11%	3%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)  Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)  Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	169

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	171

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

GO	General Obligation

GOL	General Obligation Limited

JSC	Joint Stock Company

LIBOR	London Interbank Offered Rate

NPFGC	National Public Finance Guarantee Corp.

PIK	Payment-in-kind

PJSC	Public Joint Stock Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

SCA	Svenska Celluosa Aktiebolaget

SOFR	Secured Overnight Financing Rate

TBA	To-Be-Announced

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1022-1021

OCTOBER 31, 2021

2021 Annual Report

iShares Trust

•	iShares Yield Optimized Bond ETF | BYLD | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.91%	42.91%
U.S. small cap equities (Russell 2000® Index)	1.85	50.80
International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18
Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market declined slightly for the 12 months ended October 31, 2021 (“reporting period”). The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -0.48%.

The U.S. economy continued to recover from the effects of the coronavirus pandemic, growing at a brisk pace during the reporting period. Driven by strong consumer spending and significant fiscal and monetary stimulus, U.S. growth outpaced most other developed economies. An ongoing COVID-19 vaccination program helped accelerate the easing of pandemic-related restrictions, and consumers returned to activities that were previously curtailed, such as travel, restaurant dining, and in-person shopping. Spending on goods also remained elevated, leading imports to rise to an all-time high.

However, this robust consumer demand combined with continued pandemic-related disruptions to the global supply chain led to significantly higher inflation. Similarly, in the labor market, the reopening economy and pent-up demand meant that hiring accelerated, and the unemployment rate fell substantially. Nonetheless, total employment remained notably below pre-pandemic levels and job openings reached a record high despite rising wages. Elevated demand drove an increase in industrial production, although rising commodities prices and supply delays constrained growth, particularly late in the reporting period. The emergence of the highly contagious Delta variant, which was responsible for a significant rise in cases beginning late in summer 2021, also weighed on the economy.

The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchasing program. The Fed indicated that it would begin slowing its bond buying activities late in 2021 and signaled that an interest rate increase could be possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

U.S. Treasuries declined, as inflation increased, and investors moved toward equities and lower-rated bonds. Rising domestic inflation expectations pressured U.S. Treasuries, which typically lose value in an inflationary environment. U.S. Treasury yields (which move inversely to prices) began the reporting period near historic lows, but generally rose as inflation increased and the economy continued to strengthen. Yields of U.S. Treasuries with intermediate- and long-term maturities, which are more sensitive to inflation, generally increased more than short-term U.S. Treasuries. However, long-term U.S. Treasury yields rose less than intermediate-term U.S. Treasury yields, with two-year, 10-year, and 30-year U.S. Treasury yields rising by 0.34%, 0.67%, and 0.28%, respectively.

Mortgage-backed securities (“MBS”) declined slightly, despite ongoing support from Fed bond purchasing. MBS performance was constrained by prepayments, as homeowners took advantage of low mortgage rates to refinance their mortgages at a lower interest rate.

On the upside, most corporate bonds advanced for the reporting period, particularly lower-rated corporate bonds. A narrowing yield spread (the difference between yields on corporate bonds and U.S. Treasuries) buoyed the performance of corporate bonds compared to U.S. Treasuries. Investors’ ongoing search for yield in a low interest rate environment drove the decline in the yield spread and supported corporate bond prices. High-yield bonds gained the most, as investors’ concerns about solvency abated alongside the growing economy, and the Fed’s support led to high investor confidence. Corporate bond issuance was elevated by historical standards as companies took advantage of low yields to refinance and lock in advantageous borrowing costs.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Yield Optimized Bond ETF

Investment Objective

The iShares Yield Optimized Bond ETF (the “Fund”) seeks to track the investment results of an index composed of underlying fixed income funds that collectively seek to deliver current income, as represented by the Morningstar® U.S. Bond Market Yield-Optimized IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.47%	3.48%	3.36%	0.47%	18.65%	28.28%
Fund Market	0.43	3.47	3.36	0.43	18.60	28.22
Index	0.25	3.34	3.24	0.25	17.86	27.11

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/22/14. The first day of secondary market trading was 4/24/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 7 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
(05/01/21)	(10/31/21)	the Period	(a)(b)	(05/01/21)	(10/31/21)	the Period	(a)(b)	Ratio	(a)
$1,000.00	$1,007.00	$0.00	(c)	$1,000.00	$1,025.20	$0.00	(c)	0.00	%(d)

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 7 for more information.

(c)	Rounds to less than $0.01.
(d)	Rounds to less than 0.01%.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® Yield Optimized Bond ETF

Portfolio Management Commentary

The Index, which is optimized for current income, posted a fractionally positive return for the reporting period, as the gains of some categories of securities held in the Index were mostly offset by declines in other categories. Changing conditions in bond markets led to significant shifts in the Index’s weights, which are chosen among a variety of security types to balance income with risk.

The most significant shift during the reporting period was toward U.S. Treasuries, which represented approximately 14% of the Index’s weight on average at the beginning of the reporting period and grew to approximately 30% at the end of the reporting period. In contrast, the Index moved out of agency debt, which represented approximately 12% of the Index’s weight on average at the beginning of the reporting period but dropped to 0% at the end of the reporting period.

The Index’s performance reflected the exposure to its underlying securities. Throughout the reporting period, the Index held different combinations of corporate bonds, mortgage-backed securities, U.S. Treasuries, and emerging market bonds. High-yield corporate bonds contributed the most to the Index’s return, benefiting from the improving economy and from investors’ reassessment of creditworthiness in light of improving economic conditions. Yield spreads (the difference between yields of high-yield corporate bonds and U.S. Treasuries) narrowed significantly as demand for high-yield bonds grew.

Emerging market bonds also contributed to the Index’s return, helped by relatively higher yields amid investors’ search for income in a low interest rate environment. Rising commodities prices and increased international trade led to improving financial conditions in many emerging market countries, supporting bond prices.

On the downside, U.S. Treasuries were the leading detractors from the Index’s performance. U.S. Treasuries declined as inflation increased and investors moved toward equities and lower-rated bonds

Portfolio Information

ALLOCATION BY ASSET CLASS

	Percent of
Asset Class	Total Investments	(a)
Mortgage-Backed Securities	30.2%
Domestic Fixed Income	29.7
Non-Investment Grade Bonds	20.1
Investment Grade Bonds	10.1
International Fixed Income	9.9

FIVE LARGEST HOLDINGS

	Percent of
Security	Total Investments	(a)
iShares MBS ETF	30.2%
iShares 7-10 Year Treasury Bond ETF	29.7
iShares iBoxx $ High Yield Corporate Bond ETF	20.1
iShares J.P. Morgan USD Emerging Markets Bond ETF	9.9
iShares 1-5 Year Investment Grade Corporate Bond ETF	8.7

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	7

Schedule of Investments October 31, 2021	iShares® Yield Optimized Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Domestic Fixed Income — 29.7%
iShares 7-10 Year Treasury Bond ETF(a)(b)	385,987	$44,245,690

International Fixed Income — 9.9%
iShares J.P. Morgan USD Emerging Markets Bond ETF(a)(b)	133,973	14,722,293

Investment Grade Bonds — 10.0%
iShares 10+ Year Investment Grade Corporate Bond ETF(a)	28,806	2,027,366
iShares 1-5 Year Investment Grade Corporate Bond ETF(a)	237,743	12,909,445

		14,936,811

Mortgage-Backed Securities — 30.2%
iShares MBS ETF(a)	417,229	44,989,803

Non-Investment Grade Bonds — 20.1%
iShares iBoxx $ High Yield Corporate Bond ETF(a)(b)	344,030	29,906,528

Total Investment Companies — 99.9% (Cost: $150,882,463)		148,801,125

Security	Shares	Value

Short-Term Investments

Money Market Funds — 19.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(a)(c)(d)	28,564,424	$28,578,706
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(c)	60,000	60,000

		28,638,706

Total Short-Term Investments — 19.2% (Cost: $28,638,653)		28,638,706

Total Investments in Securities — 119.1% (Cost: $179,521,116)		177,439,831

Other Assets, Less Liabilities — (19.1)%		(28,515,465)

Net Assets — 100.0%		$148,924,366

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$60,104,607	$—		$(31,523,121	)(a)	$(7,244)	$4,464	$28,578,706	28,564,424	$377,935	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	25,000	35,000	(a)	—		—	—	60,000	60,000	57		—
iShares 10+ Year Investment Grade Corporate Bond ETF	—	2,173,369		(118,123)		(2,588)	(25,292)	2,027,366	28,806	10,987		—
iShares 10-20 Year Treasury Bond ETF(c)	21,239,537	15,407,381		(33,219,476)		(4,154,940)	727,498	—	—	296,332		245,936
iShares 1-3 Year Treasury Bond ETF(c)	4,923,658	11,740,806		(16,646,043)		(18,249)	(172)	—	—	19,416		—
iShares 1-5 Year Investment Grade Corporate Bond ETF	27,154,577	6,913,959		(21,047,207)		158,878	(270,762)	12,909,445	237,743	342,511		—
iShares 5-10 Year Investment Grade Corporate Bond ETF(c)	—	4,107,808		(4,162,413)		54,605	—	—	—	21,798		—
iShares 7-10 Year Treasury Bond ETF	—	56,784,109		(12,208,816)		68,766	(398,369)	44,245,690	385,987	250,393		—
iShares Agency Bond ETF(c)	22,930,249	1,263,941		(24,083,028)		(186,450)	75,288	—	—	75,496		24,438
iShares Broad USD High Yield Corporate Bond ETF(c)	18,507,137	508,328		(19,573,758)		636,502	(78,209)	—	—	87,856		—
iShares iBoxx $ High Yield Corporate Bond ETF	19,608,879	27,852,866		(18,508,858)		173,574	780,067	29,906,528	344,030	1,463,790		—
iShares J.P. Morgan USD Emerging Markets Bond ETF	18,665,663	4,743,805		(8,754,110)		(9,079)	76,014	14,722,293	133,973	692,538		—
iShares MBS ETF	57,835,525	14,452,154		(26,134,063)		164,010	(1,327,823)	44,989,803	417,229	761,823		—

						$(3,122,215)	$(437,296)	$177,439,831		$4,400,932		$270,374

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Yield Optimized Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$148,801,125	$—	$—	$148,801,125
Money Market Funds	28,638,706	—	—	28,638,706

	$177,439,831	$—	$—	$177,439,831

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities

October 31, 2021

iShares Yield Optimized Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$177,439,831
Cash	4,483
Receivables:
Securities lending income — Affiliated	39,023

Total assets	177,483,337

LIABILITIES
Collateral on securities loaned, at value	28,558,971

Total liabilities	28,558,971

NET ASSETS	$148,924,366

NET ASSETS CONSIST OF:
Paid-in capital	$153,924,967
Accumulated loss	(5,000,601)

NET ASSETS	$148,924,366

Shares outstanding	5,950,000

Net asset value	$25.03

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$27,901,789
(b) Investments, at cost — Affiliated	$179,521,116

See notes to financial statements.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended October 31, 2021

iShares Yield Optimized Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$4,022,997
Securities lending income — Affiliated — net	377,935

Total investment income	4,400,932

EXPENSES
Investment advisory fees	495,304
Miscellaneous	173

Total expenses	495,477

Less:
Investment advisory fees waived	(495,304)

Total expenses after fees waived	173

Net investment income	4,400,759

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(3,197,283)
In-kind redemptions — Affiliated	75,068
Capital gain distributions from underlying funds — Affiliated	270,374

Net realized loss	(2,851,841)

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(437,296)

Net change in unrealized appreciation (depreciation)	(437,296)

Net realized and unrealized loss	(3,289,137)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,111,622

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statements of Changes in Net Assets

	iShares Yield Optimized Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,400,759	$5,828,867
Net realized gain (loss)	(2,851,841)	1,868,566
Net change in unrealized appreciation (depreciation)	(437,296)	(3,520,443)

Net increase in net assets resulting from operations	1,111,622	4,176,990

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(5,217,363)	(5,817,098)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(37,905,374)	45,402,781

NET ASSETS
Total increase (decrease) in net assets	(42,011,115)	43,762,673
Beginning of year	190,935,481	147,172,808

End of year	$148,924,366	$190,935,481

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Yield Optimized Bond ETF
	Year Ended 10/31/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17

Net asset value, beginning of year	$25.63		$25.60		$23.77	$25.08		$25.05

Net investment income(a)	0.63		0.80		0.92	0.91		0.82
Net realized and unrealized gain (loss)(b)	(0.51)		0.04		1.94	(1.33)		0.04

Net increase (decrease) from investment operations	0.12		0.84		2.86	(0.42)		0.86

Distributions(c)
From net investment income	(0.65)		(0.81)		(1.03)	(0.89)		(0.83)
From net realized gain	(0.07)		—		—	—		—

Total distributions	(0.72)		(0.81)		(1.03)	(0.89)		(0.83)

Net asset value, end of year	$25.03		$25.63		$25.60	$23.77		$25.08

Total Return(d)
Based on net asset value	0.47%		3.33%		12.31%	(1.70)%		3.53%

Ratios to Average Net Assets
Total expenses(e)	0.28%		0.28%		0.28%	0.28%		0.28%

Total expenses after fees waived(e)	0.00	%(f)	0.00	%(f)	0.00%	0.00	%(f)	0.00	%(f)

Net investment income	2.49%		3.12%		3.69%	3.75%		3.30%

Supplemental Data
Net assets, end of year (000)	$148,924		$190,935		$147,173	$34,462		$27,593

Portfolio turnover rate(g)(h)	57%		118%		58%	48%		27%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund is invested (“acquired fund fees and expenses”). This ratio does not include these acquired fund fees and expenses.

(f)	Rounds to less than 0.01%.
(g)	Portfolio turnover rate excludes in-kind transactions.
(h)

Portfolio turnover rate excludes the portfolio activity of the underlying funds in which the Fund is invested. See each underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Yield Optimized Bond	Diversified

The Fund is a fund of funds and seeks to achieve its investment objective by investing primarily in other iShares funds (each, an “underlying fund” and collectively, the “underlying funds”). The financial statements, including the accounting policies, and schedules of investments for the underlying funds are available on iShares.com and should be read in conjunction with the Fund’s financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
Yield Optimized Bond
Barclays Capital, Inc.	$6,298,286	$6,298,286	$—	$—
Jefferies LLC	2,281,137	2,281,137	—	—
SG Americas Securities LLC	19,322,366	19,322,366	—	—

	$27,901,789	$27,901,789	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.28%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2026 in order to limit total annual operating expenses after fee waiver to 0.28% of average daily net assets.

This amount is included in investment advisory fees waived in the Statement of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
Yield Optimized Bond	$ 495,304

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the year ended October 31, 2021, the Fund paid BTC $96,576 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

6.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Yield Optimized Bond	$100,328,036	$100,926,155

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Yield Optimized Bond	$45,620,490	$83,529,741

7. INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to distributions paid in excess of taxable income, and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Yield Optimized Bond	$(162,214)	$162,214

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20
Yield Optimized Bond
Ordinary income	$5,217,363	$5,817,098

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

	Non-expiring Capital Loss		Net Unrealized
iShares ETF	Carryforwards	(a)	Gains (Losses)	(b)	Total
Yield Optimized Bond	$(2,913,014)		$(2,087,587)		$(5,000,601)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Yield Optimized Bond	$179,527,418	$53	$(2,087,640)	$(2,087,587)

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (continued)

such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20
iShares ETF	Shares	Amount	Shares	Amount
Yield Optimized Bond
Shares sold	1,800,000	$45,682,661	4,950,000	$127,436,062
Shares redeemed	(3,300,000)	(83,588,035)	(3,250,000)	(82,033,281)

Net increase (decrease)	(1,500,000)	$(37,905,374)	1,700,000	$45,402,781

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares Yield Optimized Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Yield Optimized Bond ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	19

Important Tax Information  (unaudited)

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned by the underlying funds for the fiscal year ended October 31, 2021:

iShares ETF	Foreign Source Income Earned
Yield Optimized Bond	$692,538

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends
Yield Optimized Bond	$3,486,235

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2021:

iShares ETF	Federal Obligation Interest
Yield Optimized Bond	$836,515

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Fund hereby designates the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends	Qualified Short-Term Capital Gain
Yield Optimized Bond	$2,574,598	$564,817

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Yield Optimized Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	21

Board Review and Approval of Investment Advisory Contract (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Yield Optimized Bond(a)	$0.590469	$0.072880	$0.058116	$0.721465	82%	10%	8%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	23

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	25

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1009-1021

OCTOBER 31, 2021

2021 Annual Report

iShares Trust

• iShares iBonds Mar 2023 Term Corporate ex-Financials ETF | IBCE | NYSE Arca

• iShares iBonds Mar 2023 Term Corporate ETF | IBDD | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Corporate Bond Market Overview

Short-term U.S. investment-grade corporate bonds posted slightly positive returns for the 12 months ended October 31, 2021 (“reporting period”). The Markit iBoxx USD Liquid Investment Grade 0 – 5 Index, a broad measure of short-term U.S. corporate bond performance, returned 0.49%.

The U.S. economy continued to recover from the effects of the coronavirus pandemic, growing at a brisk pace during the reporting period. Driven by strong consumer spending and significant fiscal and monetary stimulus, U.S. growth outpaced most other developed economies. An ongoing COVID-19 vaccination program helped accelerate the easing of pandemic-related restrictions, and consumers returned to activities that were previously curtailed, such as travel, restaurant dining, and in-person shopping. Spending on goods also remained elevated, leading imports to rise to an all-time high.

However, this robust consumer demand combined with continued pandemic-related disruptions to the global supply chain led to significantly higher inflation. Similarly, in the labor market, the reopening economy and pent-up demand meant that hiring accelerated, and the unemployment rate fell substantially. Nonetheless, total employment remained notably below pre-pandemic levels and job openings reached a record high despite rising wages. Elevated demand drove an increase in industrial production, although rising commodities prices and supply delays constrained growth, particularly late in the reporting period. The emergence of the highly contagious Delta variant, which was responsible for a significant rise in cases beginning late in summer 2021, also weighed on the economy.

The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchasing program. The Fed indicated that it would begin slowing its bond buying activities late in 2021 and signaled that an interest rate increase could be possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

Short-term investment-grade bonds benefited from a narrowing yield spread (the difference between yields on investment-grade corporate bonds and U.S. Treasuries). The shortest-term U.S. Treasury yields were nearly flat, as the Fed held its short-term interest rate range steady at 0.00% – 0.25%. For example, the three-month U.S. Treasury yield declined from 0.09% to 0.05%, while the one-year U.S. Treasury yield rose slightly from 0.13% to 0.15%. However, yields of longer-dated U.S. Treasuries within the short-term category, which are more sensitive to inflation, rose during the reporting period. The two-year U.S. Treasury rose from 0.14% to 0.48%, and the five-year U.S. Treasury rose from 0.38% to 1.18%.

Nonetheless, the improving economy meant that investors’ assessments of creditworthiness adjusted, and they became more willing to hold corporate bonds at relatively low interest rates. The compression of the yield spread led to the relatively stronger performance of short-term, investment-grade bonds compared with short-term U.S. Treasuries.

From a sector perspective, bonds issued by financial companies posted solid returns. Banks remained relatively financially healthy during the pandemic, supported by economic stimulus, strong balance sheets, and diverse revenue streams. Issuance of bank bonds was high, as banks used debt refinancing to lower their borrowing costs and to meet regulatory requirements in the face of rising deposits.

Energy company bonds also gained, helped by rising prices for energy commodities. The prices of oil, natural gas, and coal all increased substantially during the reporting period as the global economic rebound led to higher demand for energy.

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Fund Summary as of October 31, 2021	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF

Investment Objective

The iShares iBonds Mar 2023 Term Corporate ex-Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2022 and before April 1, 2023, as represented by the Bloomberg 2023 Maturity High Quality Corporate Index (the “Index”) (formerly the Bloomberg Barclays 2023 Maturity High Quality Corporate Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	0.33%	2.46%	2.55%	0.33%	12.90%	23.98%
Fund Market	0.33	2.42	2.55	0.33	12.71	24.01
Index	0.46	2.53	2.62	0.46	13.29	24.74

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 999.90	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	1.6%
Aa	15.4
A	56.2
Baa	22.8
Not Rated	0.8
Short-Term and Other Assets	3.2

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Visa Inc., 2.80%, 12/14/22	2.2%
QUALCOMM Inc., 3.00%, 05/20/22	1.7
Chevron Corp., 2.36%, 12/05/22	1.7
Oracle Corp., 2.50%, 10/15/22	1.5
BP Capital Markets PLC, 2.50%, 11/06/22	1.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Mar 2023 Term Corporate ETF

Investment Objective

The iShares iBonds Mar 2023 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2022 and before April 1, 2023, as represented by the Bloomberg 2023 Maturity Corporate Index (the “Index”) (the Bloomberg Barclays 2023 Maturity Corporate Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	0.56%	2.73%	3.80%	0.56%	14.39%	36.38%
Fund Market	0.53	2.62	3.79	0.53	13.82	36.27
Index	0.69	2.80	3.92	0.69	14.82	37.63

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 9 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio

$ 1,000.00	$ 1,000.50	$ 0.45		$ 1,000.00	$ 1,024.80	$ 0.46		0.09%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.

(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 9 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Mar 2023 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets

Aaa	0.3%
Aa	8.5
A	43.1
Baa	36.2
Ba	1.4
Not Rated	6.2
Short-Term and Other Assets	4.3

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets

iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	4.6%
Bank of America Corp., 3.30%, 01/11/23	1.0
AbbVie Inc., 2.90%, 11/06/22	0.7
Morgan Stanley, 3.75%, 02/25/23	0.7
Morgan Stanley, 2.75%, 05/19/22	0.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	9

Schedule of Investments October 31, 2021	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 1.1%
Boeing Co. (The), 2.70%, 05/01/22	$70	$70,756
General Dynamics Corp., 2.25%, 11/15/22 (Call 08/15/22)	243	246,412
Lockheed Martin Corp., 3.10%, 01/15/23 (Call 11/15/22)	35	35,956

		353,124

Agriculture — 2.7%
Altria Group Inc., 2.85%, 08/09/22	30	30,543
Philip Morris International Inc. 2.38%, 08/17/22 (Call 07/17/22)	335	339,750
2.50%, 08/22/22	159	161,703
2.63%, 03/06/23	289	297,390

		829,386

Apparel — 1.0%
Ralph Lauren Corp., 1.70%, 06/15/22	135	136,116
VF Corp., 2.05%, 04/23/22	175	176,316

		312,432

Auto Manufacturers — 6.2%
American Honda Finance Corp. 0.40%, 10/21/22(a)	105	104,993
1.95%, 05/20/22(a)	85	85,765
2.05%, 01/10/23	250	254,612
2.20%, 06/27/22	267	270,268
2.60%, 11/16/22	90	91,955
General Motors Financial Co. Inc. 3.25%, 01/05/23 (Call 12/05/22)	50	51,358
3.45%, 04/10/22 (Call 02/10/22)	90	90,733
3.55%, 07/08/22	50	51,014
PACCAR Financial Corp. 1.90%, 02/07/23	25	25,444
2.30%, 08/10/22(a)	125	126,881
2.65%, 05/10/22	75	75,938
Toyota Motor Credit Corp. 2.15%, 09/08/22	230	233,468
2.63%, 01/10/23	248	254,247
2.70%, 01/11/23	75	76,965
2.80%, 07/13/22	75	76,298
2.90%, 03/30/23	24	24,809

		1,894,748

Beverages — 3.0%
Constellation Brands Inc., 3.20%, 02/15/23 (Call 01/15/23)	22	22,666
Diageo Investment Corp. 2.88%, 05/11/22	210	212,728
8.00%, 09/15/22(a)	85	90,593
PepsiCo Inc. 2.25%, 05/02/22 (Call 04/02/22)	195	196,607
2.75%, 03/01/23	269	277,153
3.10%, 07/17/22 (Call 05/17/22)	134	136,121

		935,868

Biotechnology — 1.4%
Amgen Inc. 2.65%, 05/11/22 (Call 04/11/22)	41	41,421
3.63%, 05/15/22 (Call 02/15/22)	61	61,544
Biogen Inc., 3.63%, 09/15/22	60	61,650
Gilead Sciences Inc., 3.25%, 09/01/22 (Call 07/01/22)	225	229,244
Illumina Inc., 0.55%, 03/23/23	21	20,941

		414,800

Chemicals — 1.6%
Air Products and Chemicals Inc., 2.75%, 02/03/23	66	67,912

Security	Par (000)	Value

Chemicals (continued)
Cabot Corp., 3.70%, 07/15/22	$40	$40,844
Celanese U.S. Holdings LLC, 4.63%, 11/15/22	30	31,189
Eastman Chemical Co., 3.60%, 08/15/22 (Call 05/15/22)	41	41,657
Linde Inc./CT 2.20%, 08/15/22 (Call 05/15/22)	49	49,490
2.70%, 02/21/23 (Call 11/21/22)	159	162,676
Mosaic Co. (The), 3.25%, 11/15/22 (Call 10/15/22)	40	40,982
Nutrien Ltd., 3.15%, 10/01/22 (Call 07/01/22)	50	50,883

		485,633

Commercial Services — 1.0%
Block Financial LLC, 5.50%, 11/01/22 (Call 05/01/22)	8	8,182
Cintas Corp. No. 2, 2.90%, 04/01/22 (Call 03/01/22)	25	25,209
Equifax Inc., 3.30%, 12/15/22 (Call 09/15/22)	15	15,346
Moody’s Corp. 2.63%, 01/15/23 (Call 12/15/22)	100	102,245
4.50%, 09/01/22 (Call 06/01/22)	8	8,180
PayPal Holdings Inc., 2.20%, 09/26/22	43	43,709
RELX Capital Inc., 3.50%, 03/16/23 (Call 02/16/23)	100	103,633

		306,504

Computers — 4.8%
Apple Inc.
1.70%, 09/11/22	23	23,270
2.10%, 09/12/22 (Call 08/12/22)	21	21,279
2.30%, 05/11/22 (Call 04/11/22)	155	156,392
2.40%, 01/13/23 (Call 12/13/22)	59	60,289
2.70%, 05/13/22	255	258,236
2.85%, 02/23/23 (Call 12/23/22)	265	272,208
Hewlett Packard Enterprise Co., 4.40%, 10/15/22 (Call 08/15/22)	80	82,387
HP Inc., 4.05%, 09/15/22	45	46,316
International Business Machines Corp. 1.88%, 08/01/22	330	333,686
2.88%, 11/09/22	230	235,798

		1,489,861

Cosmetics & Personal Care — 2.7%
Colgate-Palmolive Co., 1.95%, 02/01/23(a)	150	152,906
Procter & Gamble Co. (The), 2.15%, 08/11/22	352	357,079
Unilever Capital Corp., 2.20%, 05/05/22 (Call 04/05/22)	325	327,603

		837,588

Diversified Financial Services — 2.2%
Visa Inc., 2.80%, 12/14/22 (Call 10/14/22)	665	680,634

Electric — 9.1%
Ameren Illinois Co., 2.70%, 09/01/22 (Call 06/01/22)	46	46,627
American Electric Power Co. Inc., Series F, 2.95%, 12/15/22 (Call 09/15/22)	55	56,135
Berkshire Hathaway Energy Co., 2.80%, 01/15/23 (Call 12/15/22)	95	97,341
CenterPoint Energy Houston Electric LLC, 2.25%, 08/01/22 (Call 05/01/22)	41	41,385
CenterPoint Energy Inc., 2.50%, 09/01/22 (Call 08/01/22)	13	13,194
Connecticut Light & Power Co. (The), 2.50%, 01/15/23 (Call 10/15/22)	65	66,197
Dominion Energy Inc., Series B, 2.75%, 09/15/22 (Call 06/15/22)	41	41,569
DTE Energy Co. 2.25%, 11/01/22	13	13,210
Series H, 0.55%, 11/01/22	70	70,019

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Duke Energy Carolinas LLC 2.50%, 03/15/23 (Call 01/15/23)	$115	$117,704
3.05%, 03/15/23 (Call 02/15/23)	116	119,828
Duke Energy Corp. 2.40%, 08/15/22 (Call 07/15/22)(a)	100	101,403
3.05%, 08/15/22 (Call 05/15/22)	120	121,637
Duke Energy Progress LLC, 2.80%, 05/15/22 (Call 02/15/22)	100	100,688
Edison International, 2.40%, 09/15/22 (Call 08/15/22)	55	55,633
Entergy Corp., 4.00%, 07/15/22 (Call 05/15/22)	40	40,709
Exelon Generation Co. LLC, 4.25%, 06/15/22 (Call 03/15/22)	111	112,532
Georgia Power Co., 2.85%, 05/15/22	40	40,525
ITC Holdings Corp., 2.70%, 11/15/22 (Call 10/15/22)	23	23,451
National Rural Utilities Cooperative Finance Corp. 2.30%, 09/15/22 (Call 08/15/22)	75	76,112
2.40%, 04/25/22 (Call 03/25/22)	175	176,440
2.70%, 02/15/23 (Call 12/15/22)	55	56,297
NextEra Energy Capital Holdings Inc. 0.65%, 03/01/23	200	200,208
2.80%, 01/15/23 (Call 12/15/22)	54	55,343
2.90%, 04/01/22	50	50,528
Northern States Power Co./MN, 2.15%, 08/15/22 (Call 02/15/22)	165	165,899
NSTAR Electric Co., 2.38%, 10/15/22 (Call 07/15/22)	95	96,359
Oncor Electric Delivery Co. LLC 4.10%, 06/01/22 (Call 03/01/22)(a)	170	172,026
7.00%, 09/01/22	25	26,318
Pacific Gas and Electric Co. 1.37%, 03/10/23 (Call 11/19/21)	75	74,723
1.75%, 06/16/22 (Call 11/19/21)	120	119,876
Progress Energy Inc., 3.15%, 04/01/22 (Call 01/01/22)	41	41,180
Public Service Enterprise Group Inc., 2.65%, 11/15/22 (Call 10/15/22)	55	56,075
Puget Energy Inc., 5.63%, 07/15/22 (Call 04/15/22)	45	46,034
Sempra Energy 2.88%, 10/01/22 (Call 07/01/22)	61	61,907
2.90%, 02/01/23 (Call 01/01/23)	6	6,157
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23 (Call 12/15/22)	45	46,134

		2,807,403

Electrical Components & Equipment — 0.5%
Emerson Electric Co., 2.63%, 02/15/23 (Call 11/15/22)	150	153,287

Electronics — 1.9%
Arrow Electronics Inc., 3.50%, 04/01/22 (Call 02/01/22)	70	70,519
Flex Ltd., 5.00%, 02/15/23	100	105,188
Honeywell International Inc. 0.48%, 08/19/22 (Call 11/19/21)(a)	65	65,004
2.15%, 08/08/22 (Call 07/08/22)	300	303,774
Jabil Inc., 4.70%, 09/15/22	31	32,080

		576,565

Environmental Control — 0.2%
Waste Management Inc., 2.90%, 09/15/22 (Call 06/15/22)	60	60,929

Food — 1.1%
Campbell Soup Co. 2.50%, 08/02/22	80	81,220
3.65%, 03/15/23 (Call 02/15/23)	21	21,798
Conagra Brands Inc., 3.20%, 01/25/23 (Call 10/25/22)	26	26,645
General Mills Inc., 2.60%, 10/12/22 (Call 09/12/22)	36	36,658
McCormick & Co. Inc./MD, 2.70%, 08/15/22 (Call 07/15/22)	27	27,431
Mondelez International Inc., 0.63%, 07/01/22	38	38,074

Security	Par (000)	Value

Food (continued)
Sysco Corp., 2.60%, 06/12/22	$50	$50,638
Tyson Foods Inc., 4.50%, 06/15/22 (Call 03/15/22)(a)	69	70,052

		352,516

Gas — 0.1%
National Fuel Gas Co., 3.75%, 03/01/23 (Call 12/01/22)	35	36,064

Health Care - Products — 0.4%
DH Europe Finance II Sarl, 2.05%, 11/15/22	17	17,270
Zimmer Biomet Holdings Inc., 3.70%, 03/19/23 (Call 02/19/23)	100	103,800

		121,070

Health Care - Services — 0.6%
CommonSpirit Health, 2.95%, 11/01/22	54	55,169
Kaiser Foundation Hospitals, 3.50%, 04/01/22	135	136,570

		191,739

Home Builders — 0.2%
NVR Inc., 3.95%, 09/15/22 (Call 06/15/22)(a)	70	71,400

Household Products & Wares — 0.3%
Church & Dwight Co. Inc., 2.88%, 10/01/22	51	52,149
Clorox Co. (The), 3.05%, 09/15/22 (Call 06/15/22)(a)	48	48,757

		100,906

Internet — 3.8%
Amazon.com Inc. 2.40%, 02/22/23 (Call 01/22/23)	355	363,399
2.50%, 11/29/22 (Call 08/29/22)	151	153,590
Baidu Inc. 2.88%, 07/06/22	200	202,506
3.50%, 11/28/22	200	205,298
Booking Holdings Inc., 2.75%, 03/15/23 (Call 02/15/23)	201	206,598
eBay Inc., 2.75%, 01/30/23 (Call 12/30/22)	28	28,696

		1,160,087

Iron & Steel — 0.2%
Nucor Corp., 4.13%, 09/15/22 (Call 06/15/22)	59	60,311

Machinery — 5.6%
ABB Finance USA Inc., 2.88%, 05/08/22	255	258,307
Caterpillar Financial Services Corp. 0.25%, 03/01/23	205	204,506
1.90%, 09/06/22	55	55,729
1.95%, 11/18/22	50	50,781
2.40%, 06/06/22	155	156,911
2.55%, 11/29/22	33	33,734
2.63%, 03/01/23	149	153,185
2.85%, 06/01/22	75	76,082
Deere & Co., 2.60%, 06/08/22 (Call 03/08/22)	328	330,680
John Deere Capital Corp. 2.15%, 09/08/22	38	38,554
2.80%, 03/06/23	360	371,171

		1,729,640

Manufacturing — 2.2%
3M Co. 1.75%, 02/14/23 (Call 01/14/23)	100	101,559
2.00%, 06/26/22	227	229,474
2.25%, 03/15/23 (Call 02/15/23)	159	162,587
Eaton Corp., 2.75%, 11/02/22	75	76,672
General Electric Co. 2.70%, 10/09/22	25	25,504
3.10%, 01/09/23	26	26,763

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
Parker-Hannifin Corp., 3.50%, 09/15/22(a)	$40	$41,030

		663,589

Media — 1.7%
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	209	228,523
Discovery Communications LLC, 2.95%, 03/20/23 (Call 02/20/23)	14	14,413
TWDC Enterprises 18 Corp., 2.35%, 12/01/22	170	173,255
Walt Disney Co. (The) 1.65%, 09/01/22(a)	60	60,620
3.00%, 09/15/22	46	47,026

		523,837

Metal Fabricate & Hardware — 0.8%
Precision Castparts Corp., 2.50%, 01/15/23 (Call 10/15/22)	227	231,343

Mining — 0.0%
Newmont Corp., 3.70%, 03/15/23 (Call 12/15/22)	14	14,445

Oil & Gas — 8.3%
BP Capital Markets PLC, 2.50%, 11/06/22	435	443,513
Canadian Natural Resources Ltd., 2.95%, 01/15/23 (Call 12/15/22)	57	58,389
Chevron Corp., 2.36%, 12/05/22 (Call 09/05/22)	500	508,530
Chevron USA Inc., 0.33%, 08/12/22	21	21,001
EOG Resources Inc., 2.63%, 03/15/23 (Call 12/15/22)	300	306,798
Exxon Mobil Corp. 1.90%, 08/16/22	114	115,376
2.73%, 03/01/23 (Call 01/01/23)	277	284,138
Phillips 66, 4.30%, 04/01/22	95	96,542
Shell International Finance BV 2.25%, 01/06/23	244	249,068
2.38%, 08/21/22	245	248,964
TotalEnergies Capital International SA, 2.70%, 01/25/23	230	236,093

		2,568,412

Oil & Gas Services — 1.0%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc., 2.77%, 12/15/22 (Call 11/15/22)	307	313,880

Pharmaceuticals — 10.7%
AbbVie Inc. 2.30%, 11/21/22(a)	25	25,461
2.90%, 11/06/22	147	150,438
3.25%, 10/01/22 (Call 07/01/22)	55	55,977
AmerisourceBergen Corp., 0.74%, 03/15/23 (Call 03/15/22)	100	100,053
AstraZeneca PLC, 2.38%, 06/12/22 (Call 05/12/22)	38	38,405
Bristol-Myers Squibb Co.
2.00%, 08/01/22	212	214,608
2.60%, 05/16/22	105	106,331
2.75%, 02/15/23 (Call 01/15/23)	22	22,600
3.25%, 08/15/22	106	108,406
3.25%, 02/20/23 (Call 01/20/23)	154	159,230
3.55%, 08/15/22	110	112,677
Cardinal Health Inc., Series 2021-4, 3.20%, 03/15/23	60	62,023
CVS Health Corp. 2.75%, 12/01/22 (Call 09/01/22)	46	46,838
3.50%, 07/20/22 (Call 05/20/22)	83	84,374
3.70%, 03/09/23 (Call 02/09/23)	64	66,500
4.75%, 12/01/22 (Call 09/01/22)	26	26,892
Eli Lilly & Co., 2.35%, 05/15/22	194	196,225
GlaxoSmithKline Capital Inc., 2.80%, 03/18/23	230	237,217
GlaxoSmithKline Capital PLC, 2.85%, 05/08/22	372	376,765

Security	Par (000)	Value

Pharmaceuticals (continued)
Johnson & Johnson, 2.05%, 03/01/23 (Call 01/01/23)(a)	$97	$98,824
McKesson Corp., 2.85%, 03/15/23 (Call 12/15/22)	46	47,080
Merck & Co. Inc., 2.40%, 09/15/22 (Call 06/15/22)	240	242,993
Novartis Capital Corp. 2.40%, 05/17/22 (Call 04/17/22)	275	277,670
2.40%, 09/21/22	325	331,026
Viatris Inc., 1.13%, 06/22/22(b)	45	45,162
Zoetis Inc., 3.25%, 02/01/23 (Call 11/01/22)	50	51,327

		3,285,102

Pipelines — 2.0%
Enbridge Inc., 2.90%, 07/15/22 (Call 06/15/22)	17	17,252
Energy Transfer LP 3.45%, 01/15/23 (Call 10/15/22)	41	41,943
3.60%, 02/01/23 (Call 11/01/22)	50	51,343
4.25%, 03/15/23 (Call 12/15/22)	56	58,071
Energy Transfer LP/Regency Energy Finance Corp., 5.00%, 10/01/22 (Call 07/01/22)	12	12,342
Enterprise Products Operating LLC, 3.35%, 03/15/23 (Call 12/15/22)	67	69,078
Kinder Morgan Energy Partners LP 3.45%, 02/15/23 (Call 11/15/22)	76	78,182
3.95%, 09/01/22 (Call 06/01/22)(a)	23	23,462
Kinder Morgan Inc., 3.15%, 01/15/23 (Call 12/15/22)	15	15,415
MPLX LP, 3.38%, 03/15/23 (Call 02/15/23)	70	72,370
ONEOK Partners LP, 3.38%, 10/01/22 (Call 07/01/22)	45	45,819
TransCanada PipeLines Ltd., 2.50%, 08/01/22	45	45,612
Williams Companies Inc. (The), 3.35%, 08/15/22 (Call 05/15/22)	81	82,231

		613,120

Real Estate Investment Trusts — 0.3%
American Tower Corp., 3.50%, 01/31/23	85	88,016

Retail — 3.8%
AutoZone Inc., 3.70%, 04/15/22 (Call 01/15/22)	38	38,256
Costco Wholesale Corp., 2.30%, 05/18/22 (Call 04/18/22)	217	219,031
Home Depot Inc. (The), 2.63%, 06/01/22 (Call 05/01/22)	370	374,181
Lowe’s Companies Inc., 3.12%, 04/15/22 (Call 01/15/22)	100	100,571
Starbucks Corp. 2.70%, 06/15/22 (Call 04/15/22)	98	99,051
3.10%, 03/01/23 (Call 02/01/23)	26	26,811
Walgreen Co., 3.10%, 09/15/22	20	20,449
Walmart Inc., 2.35%, 12/15/22 (Call 11/15/22)	272	277,677

		1,156,027

Semiconductors — 5.1%
Intel Corp. 2.35%, 05/11/22 (Call 04/11/22)	125	126,119
2.70%, 12/15/22	375	384,364
3.10%, 07/29/22	225	229,601
Maxim Integrated Products Inc., 3.38%, 03/15/23 (Call 12/15/22)	40	41,313
QUALCOMM Inc. 2.60%, 01/30/23 (Call 12/30/22)	175	179,303
3.00%, 05/20/22	505	512,262
Texas Instruments Inc., 1.85%, 05/15/22 (Call 04/15/22)	110	110,785

		1,583,747

Software — 4.3%
Adobe Inc., 1.70%, 02/01/23	57	57,904
Autodesk Inc., 3.60%, 12/15/22 (Call 09/15/22)	40	40,967
Fidelity National Information Services Inc., 0.38%, 03/01/23	29	28,911
Fiserv Inc., 3.50%, 10/01/22 (Call 07/01/22)	51	52,017

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Microsoft Corp. 2.13%, 11/15/22(a)	$199	$202,526
2.65%, 11/03/22 (Call 09/03/22)	183	186,536
Oracle Corp. 2.50%, 05/15/22 (Call 03/15/22)	175	176,332
2.50%, 10/15/22(a)	460	468,726
2.63%, 02/15/23 (Call 01/15/23)	30	30,764
Roper Technologies Inc., 3.13%, 11/15/22 (Call 08/15/22)	33	33,631
VMware Inc., 2.95%, 08/21/22 (Call 07/21/22)	31	31,520

		1,309,834

Telecommunications — 2.0%
AT&T Inc. 2.63%, 12/01/22 (Call 09/01/22)	145	147,480
3.00%, 06/30/22 (Call 04/30/22)	60	60,725
Cisco Systems Inc. 2.60%, 02/28/23	145	148,982
3.00%, 06/15/22	150	152,497
Vodafone Group PLC, 2.95%, 02/19/23	100	102,862

		612,546

Textiles — 0.1%
Mohawk Industries Inc., 3.85%, 02/01/23 (Call 11/01/22)(a)	30	30,944

Transportation — 2.8%
Burlington Northern Santa Fe LLC 3.00%, 03/15/23 (Call 12/15/22)	190	195,365
3.05%, 09/01/22 (Call 06/01/22)	100	101,508
Norfolk Southern Corp., 2.90%, 02/15/23 (Call 11/15/22)	46	47,099
Ryder System Inc., 3.40%, 03/01/23 (Call 02/01/23)	55	56,900
Union Pacific Corp. 2.95%, 01/15/23 (Call 10/15/22)	45	46,016
4.16%, 07/15/22 (Call 04/15/22)	40	40,682
United Parcel Service Inc. 2.35%, 05/16/22 (Call 04/16/22)	20	20,185
2.45%, 10/01/22	339	345,627

		853,382

Total Corporate Bonds & Notes — 96.8% (Cost: $29,420,293)		29,810,719

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 7.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	1,554	$1,554,362
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	859	859,000

		2,413,362

Total Short-Term Investments — 7.8% (Cost: $ 2,412,858)		2,413,362

Total Investments in Securities — 104.6% (Cost: $31,833,151)		32,224,081

Other Assets, Less Liabilities — (4.6)%		(1,428,335)

Net Assets — 100.0%		$30,795,746

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,216,086	$338,640	(a)	$—	$(100)	$(264)	$1,554,362	1,554	$2,120	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	529,000	330,000	(a)	—	—	—	859,000	859	129		—

					$(100)	$(264)	$2,413,362		$2,249		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Mar 2023 Term Corporate ex-Financials ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$29,810,719	$—	$29,810,719
Money Market Funds	2,413,362	—	—	2,413,362

	$2,413,362	$29,810,719	$—	$32,224,081

See notes to financial statements.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® iBonds® Mar 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.9%
Boeing Co. (The) 1.17%, 02/04/23 (Call 02/04/22)	$250	$250,298
2.80%, 03/01/23 (Call 02/01/23)	50	51,187
General Dynamics Corp., 2.25%, 11/15/22 (Call 08/15/22)	183	185,569
Lockheed Martin Corp., 3.10%, 01/15/23 (Call 11/15/22)	110	113,005

		600,059

Agriculture — 0.7%
BAT Capital Corp., 2.76%, 08/15/22 (Call 07/15/22)	15	15,217
Bunge Ltd. Finance Corp., 3.00%, 09/25/22 (Call 08/25/22)	54	55,076
Philip Morris International Inc. 2.38%, 08/17/22 (Call 07/17/22)	25	25,355
2.50%, 08/22/22	180	183,060
2.50%, 11/02/22 (Call 10/02/22)	84	85,646
2.63%, 03/06/23	100	102,903

		467,257

Airlines — 0.1%
Southwest Airlines Co., 2.75%, 11/16/22 (Call 10/16/22)	50	51,001

Apparel — 0.3%
Ralph Lauren Corp., 1.70%, 06/15/22	10	10,083
Tapestry Inc., 3.00%, 07/15/22 (Call 06/15/22)	60	60,784
VF Corp., 2.05%, 04/23/22	150	151,128

		221,995

Auto Manufacturers — 3.6%
American Honda Finance Corp. 0.40%, 10/21/22(a)	5	5,000
1.95%, 05/20/22	15	15,135
2.05%, 01/10/23	155	157,860
2.20%, 06/27/22	188	190,301
2.60%, 11/16/22	70	71,520
General Motors Financial Co. Inc. 3.15%, 06/30/22 (Call 05/30/22)	145	147,155
3.25%, 01/05/23 (Call 12/05/22)	150	154,076
3.45%, 04/10/22 (Call 02/10/22)	185	186,506
3.55%, 07/08/22	185	188,750
PACCAR Financial Corp.
2.00%, 09/26/22(a)	24	24,350
2.30%, 08/10/22(a)	25	25,376
Toyota Motor Credit Corp. 0.35%, 10/14/22(a)	200	200,042
0.45%, 07/22/22	200	200,104
2.63%, 01/10/23	195	199,912
2.70%, 01/11/23	105	107,751
2.80%, 07/13/22	250	254,327
2.90%, 03/30/23	320	330,781

		2,458,946

Banks — 27.4%
Australia & New Zealand Banking Group Ltd./New York NY 2.05%, 11/21/22	250	254,300
2.63%, 11/09/22	240	245,506
Banco Santander SA 3.13%, 02/23/23	210	216,516
3.50%, 04/11/22	210	212,749
Bank of America Corp., 3.30%, 01/11/23	675	697,430
Bank of Montreal 2.05%, 11/01/22	10	10,168
2.35%, 09/11/22	20	20,346
2.55%, 11/06/22 (Call 10/06/22)	300	306,042

Security	Par (000)	Value

Banks (continued)
Bank of New York Mellon Corp. (The) 1.85%, 01/27/23 (Call 01/02/23)	$119	$120,897
1.95%, 08/23/22	148	149,943
2.95%, 01/29/23 (Call 12/29/22)	156	160,468
Bank of Nova Scotia (The) 1.95%, 02/01/23	179	182,145
2.00%, 11/15/22	155	157,575
2.38%, 01/18/23	62	63,404
2.45%, 09/19/22	170	173,342
Barclays Bank PLC, 1.70%, 05/12/22 (Call 04/12/22)	205	206,265
Barclays PLC, 3.68%, 01/10/23 (Call 01/10/22)	285	286,679
BBVA USA, 2.88%, 06/29/22 (Call 05/29/22)(a)	250	253,698
BNP Paribas SA, 3.25%, 03/03/23	90	93,268
Canadian Imperial Bank of Commerce, 2.55%, 06/16/22(a)	183	185,549
Citigroup Inc. 2.70%, 10/27/22 (Call 09/27/22)	276	281,647
2.75%, 04/25/22 (Call 03/25/22)	309	311,985
3.38%, 03/01/23(a)	85	88,066
4.05%, 07/30/22	150	153,950
Citizens Bank N.A./Providence RI, 3.70%, 03/29/23 (Call 02/28/23)	250	260,085
Cooperatieve Rabobank U.A., 3.95%, 11/09/22	340	351,509
Credit Suisse AG/New York NY, 2.80%, 04/08/22	250	252,620
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 09/15/22	295	303,372
Deutsche Bank AG/New York NY, 3.95%, 02/27/23	280	290,867
Discover Bank, 3.35%, 02/06/23 (Call 01/06/23)	250	257,810
Fifth Third Bancorp., 2.60%, 06/15/22 (Call 05/15/22)	195	197,256
Goldman Sachs Group Inc. (The) 0.48%, 01/27/23 (Call 01/27/22)	310	309,426
0.52%, 03/08/23 (Call 03/08/22)	110	109,793
3.20%, 02/23/23 (Call 01/23/23)	168	173,141
3.63%, 01/22/23	385	398,825
Huntington National Bank (The), 1.80%, 02/03/23 (Call 01/03/23)	250	253,570
JPMorgan Chase & Co. 2.97%, 01/15/23 (Call 01/15/22)	266	267,359
3.20%, 01/25/23	363	375,030
3.25%, 09/23/22	395	405,274
KeyBank N.A./Cleveland OH, 1.25%, 03/10/23	270	272,684
Manufacturers & Traders Trust Co., 2.50%, 05/18/22 (Call 04/18/22)	250	252,478
Mitsubishi UFJ Financial Group Inc. 2.62%, 07/18/22	270	274,209
2.67%, 07/25/22	256	260,173
3.46%, 03/02/23	255	264,685
Mizuho Financial Group Inc., 2.60%, 09/11/22(a)	200	203,674
Morgan Stanley 2.75%, 05/19/22	464	470,092
3.13%, 01/23/23	248	255,683
3.75%, 02/25/23	475	494,461
4.88%, 11/01/22	300	312,711
MUFG Americas Holdings Corp., 3.50%, 06/18/22	91	92,673
MUFG Union Bank N.A., 2.10%, 12/09/22 (Call 11/09/22)	250	254,102
National Australia Bank Ltd./New York, 3.00%, 01/20/23	250	257,690
National Bank of Canada, 2.10%, 02/01/23	275	280,038
Natwest Group PLC, 6.13%, 12/15/22	250	264,475
PNC Bank N.A., 2.70%, 11/01/22 (Call 10/01/22)	290	295,861
PNC Financial Services Group Inc. (The), 2.85%, 11/09/22(b)	190	194,630
Royal Bank of Canada 1.95%, 01/17/23	153	155,714

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Mar 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.80%, 04/29/22	$100	$101,232
Santander Holdings USA Inc., 3.40%, 01/18/23 (Call 12/18/22)	125	128,673
Santander UK Group Holdings PLC, 3.57%, 01/10/23 (Call 01/10/22)	200	201,134
Santander UK PLC, 2.10%, 01/13/23	250	254,672
Sumitomo Mitsui Financial Group Inc. 2.78%, 07/12/22	342	347,783
2.78%, 10/18/22	255	260,661
3.10%, 01/17/23	310	319,253
Synchrony Bank, 3.00%, 06/15/22 (Call 05/15/22)	260	263,471
Toronto-Dominion Bank (The) 0.25%, 01/06/23	15	14,960
1.90%, 12/01/22	205	208,223
Truist Bank 1.25%, 03/09/23 (Call 02/09/23)	255	257,491
2.45%, 08/01/22 (Call 07/01/22)(a)	192	194,650
2.80%, 05/17/22 (Call 04/17/22)	225	227,536
Truist Financial Corp. 2.20%, 03/16/23 (Call 02/13/23)	190	194,112
2.75%, 04/01/22 (Call 03/01/22)	175	176,379
3.05%, 06/20/22 (Call 05/20/22)	115	116,717
U.S. Bancorp., 2.95%, 07/15/22 (Call 06/15/22)	190	193,051
U.S. Bank N.A./Cincinnati OH, 1.95%, 01/09/23 (Call 12/09/22)(a)	250	254,365
Wells Fargo & Co. 3.07%, 01/24/23 (Call 01/24/22)	400	402,324
Series M, 3.45%, 02/13/23	335	347,227
Westpac Banking Corp. 2.00%, 01/13/23	123	125,216
2.50%, 06/28/22(a)	108	109,550
2.75%, 01/11/23	155	159,222

		18,751,810

Beverages — 1.3%
Beam Suntory Inc., 3.25%, 05/15/22 (Call 02/15/22)	35	35,287
Constellation Brands Inc., 3.20%, 02/15/23 (Call 01/15/23)	108	111,268
Diageo Investment Corp. 2.88%, 05/11/22	181	183,351
8.00%, 09/15/22(a)	5	5,329
Molson Coors Beverage Co., 3.50%, 05/01/22	111	112,701
PepsiCo Inc. 2.25%, 05/02/22 (Call 04/02/22)	10	10,082
2.75%, 03/01/23	225	231,820
3.10%, 07/17/22 (Call 05/17/22)(a)	165	167,612

		857,450

Biotechnology — 1.4%
Amgen Inc. 2.65%, 05/11/22 (Call 04/11/22)	219	221,251
3.63%, 05/15/22 (Call 02/15/22)	211	212,880
Biogen Inc., 3.63%, 09/15/22	196	201,390
Gilead Sciences Inc., 3.25%, 09/01/22 (Call 07/01/22)	140	142,641
Illumina Inc., 0.55%, 03/23/23	210	209,412

		987,574

Chemicals — 1.0%
Air Products and Chemicals Inc., 2.75%, 02/03/23	25	25,724
Celanese U.S. Holdings LLC, 4.63%, 11/15/22(a)	100	103,963
Eastman Chemical Co., 3.60%, 08/15/22 (Call 05/15/22)	145	147,324
Linde Inc./CT 2.20%, 08/15/22 (Call 05/15/22)	115	116,149
2.70%, 02/21/23 (Call 11/21/22)	8	8,185
Mosaic Co. (The), 3.25%, 11/15/22 (Call 10/15/22)	109	111,677

Security	Par (000)	Value

Chemicals (continued)
NewMarket Corp., 4.10%, 12/15/22	$58	$60,080
Nutrien Ltd., 3.15%, 10/01/22 (Call 07/01/22)	90	91,590
PPG Industries Inc., 3.20%, 03/15/23 (Call 02/15/23)	15	15,499
RPM International Inc., 3.45%, 11/15/22 (Call 08/15/22)	25	25,538

		705,729

Commercial Services — 1.1%
Block Financial LLC, 5.50%, 11/01/22 (Call 05/01/22)	75	76,705
Cintas Corp. No. 2, 3.25%, 06/01/22 (Call 03/01/22)	60	60,575
Equifax Inc., 3.30%, 12/15/22 (Call 09/15/22)	99	101,286
Moody’s Corp., 2.63%, 01/15/23 (Call 12/15/22)	155	158,480
PayPal Holdings Inc., 2.20%, 09/26/22	170	172,802
RELX Capital Inc., 3.50%, 03/16/23 (Call 02/16/23)	75	77,725
Verisk Analytics Inc., 4.13%, 09/12/22	75	77,230

		724,803

Computers — 2.8%
Apple Inc. 1.70%, 09/11/22	165	166,939
2.10%, 09/12/22 (Call 08/12/22)	5	5,066
2.30%, 05/11/22 (Call 04/11/22)	208	209,868
2.40%, 01/13/23 (Call 12/13/22)	20	20,437
2.70%, 05/13/22	160	162,030
2.85%, 02/23/23 (Call 12/23/22)	288	295,834
Genpact Luxembourg Sarl, 3.70%, 04/01/22 (Call 03/01/22)	200	202,032
Hewlett Packard Enterprise Co., 4.40%, 10/15/22 (Call 08/15/22)	203	209,058
HP Inc., 4.05%, 09/15/22	100	102,923
International Business Machines Corp. 1.88%, 08/01/22	350	353,909
2.85%, 05/13/22	205	207,808

		1,935,904

Cosmetics & Personal Care — 0.6%
Colgate-Palmolive Co. 1.95%, 02/01/23(a)	175	178,390
2.25%, 11/15/22	5	5,093
Procter & Gamble Co. (The), 2.15%, 08/11/22	100	101,443
Unilever Capital Corp., 3.13%, 03/22/23 (Call 02/22/23)	150	155,125

		440,051

Diversified Financial Services — 5.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50%, 05/26/22 (Call 04/26/22)	210	212,886
Air Lease Corp. 2.25%, 01/15/23	5	5,091
2.63%, 07/01/22 (Call 06/01/22)	15	15,176
2.75%, 01/15/23 (Call 12/15/22)	237	242,325
Ally Financial Inc., 4.63%, 05/19/22(a)	35	35,769
American Express Co. 2.50%, 08/01/22 (Call 07/01/22)	435	440,973
2.65%, 12/02/22	225	230,184
2.75%, 05/20/22 (Call 04/20/22)	245	247,729
3.40%, 02/27/23 (Call 01/27/23)	208	215,349
Capital One Bank USA N.A., 3.38%, 02/15/23	315	325,713
Capital One Financial Corp., 3.20%, 01/30/23 (Call 12/30/22)	80	82,434
Charles Schwab Corp. (The), 2.65%, 01/25/23 (Call 12/25/22)	170	174,299
CME Group Inc., 3.00%, 09/15/22	156	159,616
Discover Financial Services 3.85%, 11/21/22	50	51,686
5.20%, 04/27/22	10	10,228
Intercontinental Exchange Inc., 2.35%, 09/15/22 (Call 08/15/22)	136	138,082
International Lease Finance Corp., 5.88%, 08/15/22	215	223,890

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Mar 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Invesco Finance PLC, 3.13%, 11/30/22	$115	$118,214
Jefferies Group LLC, 5.13%, 01/20/23	115	121,062
Nasdaq Inc., 0.45%, 12/21/22 (Call 12/21/21)	40	39,958
ORIX Corp., 2.90%, 07/18/22	142	144,313
Visa Inc. 2.15%, 09/15/22 (Call 08/15/22)	123	124,760
2.80%, 12/14/22 (Call 10/14/22)	315	322,406

		3,682,143

Electric — 5.7%
AEP Texas Inc., 2.40%, 10/01/22 (Call 09/01/22)	5	5,076
Ameren Illinois Co., 2.70%, 09/01/22 (Call 06/01/22)	110	111,500
American Electric Power Co. Inc., Series F, 2.95%, 12/15/22 (Call 09/15/22)	85	86,754
Berkshire Hathaway Energy Co., 2.80%, 01/15/23 (Call 12/15/22)	35	35,862
CenterPoint Energy Houston Electric LLC, 2.25%, 08/01/22 (Call 05/01/22)	10	10,094
CenterPoint Energy Inc., 2.50%, 09/01/22 (Call 08/01/22)	80	81,194
Dominion Energy Inc., Series B, 2.75%, 09/15/22 (Call 06/15/22)	75	76,041
DTE Energy Co. 2.25%, 11/01/22	135	137,184
Series H, 0.55%, 11/01/22	30	30,008
Duke Energy Carolinas LLC, 3.05%, 03/15/23 (Call 02/15/23)	140	144,620
Duke Energy Corp. 2.40%, 08/15/22 (Call 07/15/22)	5	5,070
3.05%, 08/15/22 (Call 05/15/22)	170	172,319
Duke Energy Progress LLC, 2.80%, 05/15/22 (Call 02/15/22)	175	176,204
Edison International 2.40%, 09/15/22 (Call 08/15/22)	30	30,345
2.95%, 03/15/23 (Call 01/15/23)	68	69,565
3.13%, 11/15/22 (Call 10/15/22)	55	56,037
Entergy Corp., 4.00%, 07/15/22 (Call 05/15/22)	120	122,126
Evergy Metro Inc., 3.15%, 03/15/23 (Call 12/15/22)(a)	68	69,885
Exelon Corp., 3.50%, 06/01/22 (Call 05/01/22)	146	148,114
Exelon Generation Co. LLC, 4.25%, 06/15/22 (Call 03/15/22)	190	192,622
Georgia Power Co., 2.85%, 05/15/22	99	100,300
ITC Holdings Corp., 2.70%, 11/15/22 (Call 10/15/22)	75	76,472
National Rural Utilities Cooperative Finance Corp. 2.40%, 04/25/22 (Call 03/25/22)	11	11,091
2.70%, 02/15/23 (Call 12/15/22)	95	97,240
NextEra Energy Capital Holdings Inc. 0.65%, 03/01/23	315	315,328
1.95%, 09/01/22(a)	100	101,258
2.80%, 01/15/23 (Call 12/15/22)	10	10,249
2.90%, 04/01/22	175	176,848
Northern States Power Co./MN, 2.15%, 08/15/22 (Call 02/15/22)	10	10,055
Oncor Electric Delivery Co. LLC 4.10%, 06/01/22 (Call 03/01/22)(a)	70	70,834
7.00%, 09/01/22	84	88,427
Pacific Gas and Electric Co. 1.37%, 03/10/23 (Call 11/09/21)	200	199,262
1.75%, 06/16/22 (Call 11/09/21)	385	384,604
Public Service Enterprise Group Inc., 2.65%, 11/15/22 (Call 10/15/22)	125	127,443
Puget Energy Inc., 5.63%, 07/15/22 (Call 04/15/22)	76	77,746
Sempra Energy 2.88%, 10/01/22 (Call 07/01/22)	137	139,037
2.90%, 02/01/23 (Call 01/01/23)	25	25,654

Security	Par (000)	Value

Electric (continued)
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23 (Call 12/15/22)	$135	$138,401

		3,910,869

Electrical Components & Equipment — 0.0%
Emerson Electric Co., 2.63%, 02/15/23 (Call 11/15/22)(a)	15	15,329

Electronics — 0.6%
Arrow Electronics Inc., 3.50%, 04/01/22 (Call 02/01/22)	75	75,556
Avnet Inc., 4.88%, 12/01/22	43	44,836
Flex Ltd., 5.00%, 02/15/23	75	78,891
Honeywell International Inc. 0.48%, 08/19/22 (Call 11/09/21)(a)	63	63,004
2.15%, 08/08/22 (Call 07/08/22)	100	101,258
Jabil Inc., 4.70%, 09/15/22	74	76,577

		440,122

Environmental Control — 0.2%
Waste Management Inc., 2.90%, 09/15/22 (Call 06/15/22)	131	133,028

Food — 1.2%
Campbell Soup Co. 2.50%, 08/02/22	25	25,381
3.65%, 03/15/23 (Call 02/15/23)	125	129,749
Conagra Brands Inc., 3.20%, 01/25/23 (Call 10/25/22)	82	84,035
General Mills Inc., 2.60%, 10/12/22 (Call 09/12/22)	45	45,823
Kroger Co. (The) 2.80%, 08/01/22 (Call 07/01/22)	160	162,539
3.40%, 04/15/22 (Call 01/15/22)	8	8,049
McCormick & Co. Inc./MD, 2.70%, 08/15/22 (Call 07/15/22)	85	86,357
Mondelez International Inc., 0.63%, 07/01/22	60	60,118
Sysco Corp., 2.60%, 06/12/22	50	50,638
Tyson Foods Inc., 4.50%, 06/15/22 (Call 03/15/22)	191	193,911

		846,600

Gas — 0.2%
Atmos Energy Corp., 0.63%, 03/09/23 (Call 11/15/21)	25	24,996
CenterPoint Energy Resources Corp., 0.70%, 03/02/23 (Call 11/29/21)(a)	35	34,933
National Fuel Gas Co., 3.75%, 03/01/23 (Call 12/01/22)	75	77,280
ONE Gas Inc., 0.85%, 03/11/23 (Call 11/29/21)	25	24,999

		162,208

Health Care - Products — 0.4%
DH Europe Finance II Sarl, 2.05%, 11/15/22	75	76,190
Zimmer Biomet Holdings Inc. 3.15%, 04/01/22 (Call 02/01/22)	175	176,130
3.70%, 03/19/23 (Call 02/19/23)	10	10,380

		262,700

Health Care - Services — 1.9%
Aetna Inc., 2.75%, 11/15/22 (Call 08/15/22)	180	183,125
Anthem Inc. 2.95%, 12/01/22 (Call 11/01/22)	5	5,119
3.30%, 01/15/23	385	397,674
Humana Inc. 2.90%, 12/15/22 (Call 11/15/22)	29	29,684
3.15%, 12/01/22 (Call 09/01/22)(a)	140	143,007
UnitedHealth Group Inc. 2.38%, 10/15/22	44	44,838
2.75%, 02/15/23 (Call 11/15/22)	215	220,020
2.88%, 03/15/23	230	237,330
3.35%, 07/15/22	15	15,321

		1,276,118

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Mar 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Holding Companies - Diversified — 0.2%
Ares Capital Corp., 3.50%, 02/10/23 (Call 01/10/23)(a)	$108	$111,334
FS KKR Capital Corp., 4.75%, 05/15/22 (Call 04/15/22)	36	36,638

		147,972

Home Builders — 0.4%
DR Horton Inc. 4.38%, 09/15/22 (Call 06/15/22)	10	10,230
4.75%, 02/15/23 (Call 11/15/22)	25	26,018
Lennar Corp., 4.75%, 11/15/22 (Call 08/15/22)	100	103,264
NVR Inc., 3.95%, 09/15/22 (Call 06/15/22)	104	106,080

		245,592

Household Products & Wares — 0.4%
Church & Dwight Co. Inc., 2.88%, 10/01/22	125	127,815
Clorox Co. (The), 3.05%, 09/15/22 (Call 06/15/22)	143	145,256

		273,071

Insurance — 1.9%
Alleghany Corp., 4.95%, 06/27/22(a)	65	66,841
Aon Corp., 2.20%, 11/15/22	200	203,326
Berkshire Hathaway Finance Corp., 3.00%, 05/15/22	135	136,939
Berkshire Hathaway Inc. 2.75%, 03/15/23 (Call 01/15/23)	275	282,538
3.00%, 02/11/23	145	149,631
Chubb INA Holdings Inc. 2.70%, 03/13/23	115	118,458
2.88%, 11/03/22 (Call 09/03/22)	125	127,546
Fidelity National Financial Inc., 5.50%, 09/01/22	50	52,004
Markel Corp., 4.90%, 07/01/22	15	15,417
Marsh & McLennan Companies Inc., 3.30%, 03/14/23 (Call 01/14/23)	18	18,589
Primerica Inc., 4.75%, 07/15/22	75	77,203
Principal Financial Group Inc., 3.30%, 09/15/22	15	15,365

		1,263,857

Internet — 1.4%
Amazon.com Inc. 2.40%, 02/22/23 (Call 01/22/23)	135	138,194
2.50%, 11/29/22 (Call 08/29/22)	151	153,590
Baidu Inc., 3.50%, 11/28/22	200	205,298
Booking Holdings Inc., 2.75%, 03/15/23 (Call 02/15/23)	150	154,177
E*TRADE Financial Corp., 2.95%, 08/24/22 (Call 07/24/22)(a)	25	25,447
eBay Inc., 2.75%, 01/30/23 (Call 12/30/22)	191	195,750
TD Ameritrade Holding Corp., 2.95%, 04/01/22 (Call 02/01/22)	100	100,634

		973,090

Iron & Steel — 0.1%
Nucor Corp., 4.13%, 09/15/22 (Call 06/15/22)	85	86,889

Machinery — 2.5%
ABB Finance USA Inc., 2.88%, 05/08/22	185	187,399
Caterpillar Financial Services Corp. 0.25%, 03/01/23	230	229,446
0.95%, 05/13/22	10	10,037
1.90%, 09/06/22	5	5,066
1.95%, 11/18/22	214	217,343
2.40%, 06/06/22	30	30,370
2.55%, 11/29/22	110	112,446
CNH Industrial Capital LLC, 4.38%, 04/05/22	11	11,170
Deere & Co., 2.60%, 06/08/22 (Call 03/08/22)	221	222,806
John Deere Capital Corp. 0.25%, 01/17/23	30	29,912
0.55%, 07/05/22	150	150,231
1.95%, 06/13/22	100	101,006

Security	Par (000)	Value

Machinery (continued)
2.15%, 09/08/22	$96	$97,400
2.80%, 01/27/23	50	51,439
2.80%, 03/06/23	259	267,037

		1,723,108

Manufacturing — 1.4%
3M Co. 1.75%, 02/14/23 (Call 01/14/23)	200	203,118
2.00%, 06/26/22	225	227,453
Carlisle Companies Inc., 3.75%, 11/15/22 (Call 08/15/22)	15	15,379
Eaton Corp., 2.75%, 11/02/22	243	248,416
General Electric Co. 2.70%, 10/09/22	96	97,935
3.10%, 01/09/23	165	169,841
Parker-Hannifin Corp., 3.50%, 09/15/22(a)	20	20,515

		982,657

Media — 1.9%
Charter Communications Operating LLC/Charter
Communications Operating Capital, 4.46%, 07/23/22 (Call 05/23/22)	455	464,600
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	150	164,012
Discovery Communications LLC, 2.95%, 03/20/23 (Call 02/20/23)	159	163,689
Time Warner Entertainment Co. LP, 8.38%, 03/15/23	134	147,760
TWDC Enterprises 18 Corp., 2.35%, 12/01/22	167	170,198
Walt Disney Co. (The) 1.65%, 09/01/22	25	25,259
3.00%, 09/15/22	150	153,345

		1,288,863

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp., 2.50%, 01/15/23 (Call 10/15/22)	155	157,965

Mining — 0.1%
Newmont Corp., 3.70%, 03/15/23 (Call 12/15/22)	24	24,763
Southern Copper Corp., 3.50%, 11/08/22	55	56,504

		81,267

Oil & Gas — 2.7%
BP Capital Markets PLC, 2.50%, 11/06/22	130	132,544
Canadian Natural Resources Ltd., 2.95%, 01/15/23 (Call 12/15/22)	223	228,435
Chevron Corp., 2.36%, 12/05/22 (Call 09/05/22)	325	330,544
Chevron USA Inc., 0.33%, 08/12/22	5	5,000
EOG Resources Inc., 2.63%, 03/15/23 (Call 12/15/22)	155	158,512
Exxon Mobil Corp., 2.73%, 03/01/23 (Call 01/01/23)	215	220,541
Phillips 66, 4.30%, 04/01/22	318	323,161
Shell International Finance BV 2.25%, 01/06/23	60	61,246
2.38%, 08/21/22	212	215,430
TotalEnergies Capital International SA, 2.70%, 01/25/23	179	183,742

		1,859,155

Oil & Gas Services — 0.2%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc., 2.77%, 12/15/22 (Call 11/15/22)	125	127,801

Packaging & Containers — 0.1%
WestRock RKT LLC, 4.00%, 03/01/23 (Call 12/01/22)	80	82,819

Pharmaceuticals — 7.8%
AbbVie Inc. 2.30%, 11/21/22	417	424,685

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Mar 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
2.90%, 11/06/22	$500	$511,695
3.20%, 11/06/22 (Call 09/06/22)	178	181,964
3.25%, 10/01/22 (Call 07/01/22)	250	254,443
AmerisourceBergen Corp., 0.74%, 03/15/23 (Call 03/15/22)	250	250,133
AstraZeneca PLC, 2.38%, 06/12/22 (Call 05/12/22)	25	25,267
Bristol-Myers Squibb Co. 2.00%, 08/01/22	209	211,571
3.25%, 08/15/22	212	216,812
3.25%, 02/20/23 (Call 01/20/23)	133	137,517
3.55%, 08/15/22	242	247,890
Cardinal Health Inc., Series 2021-4, 3.20%, 03/15/23	60	62,023
Cigna Corp., 3.05%, 11/30/22 (Call 10/31/22)	109	111,756
CVS Health Corp. 2.75%, 12/01/22 (Call 09/01/22)	200	203,642
3.50%, 07/20/22 (Call 05/20/22)	265	269,386
3.70%, 03/09/23 (Call 02/09/23)	404	419,780
4.75%, 12/01/22 (Call 09/01/22)	10	10,343
Eli Lilly & Co., 2.35%, 05/15/22	120	121,376
GlaxoSmithKline Capital Inc., 2.80%, 03/18/23	288	297,037
GlaxoSmithKline Capital PLC 2.85%, 05/08/22	350	354,483
2.88%, 06/01/22 (Call 05/01/22)	10	10,127
McKesson Corp. 2.70%, 12/15/22 (Call 09/15/22)	75	76,375
2.85%, 03/15/23 (Call 12/15/22)	79	80,855
Merck & Co. Inc., 2.40%, 09/15/22 (Call 06/15/22)	177	179,207
Novartis Capital Corp., 2.40%, 09/21/22	326	332,044
Viatris Inc., 1.13%, 06/22/22(c)	170	170,612
Zoetis Inc., 3.25%, 02/01/23 (Call 11/01/22)	185	189,908

		5,350,931

Pipelines — 3.1%
Boardwalk Pipelines LP, 3.38%, 02/01/23 (Call 11/01/22)	46	47,085
Enbridge Inc., 2.90%, 07/15/22 (Call 06/15/22)	105	106,558
Energy Transfer LP 3.45%, 01/15/23 (Call 10/15/22)	65	66,496
3.60%, 02/01/23 (Call 11/01/22)	125	128,357
4.25%, 03/15/23 (Call 12/15/22)	115	119,253
Energy Transfer LP/Regency Energy Finance Corp., 5.00%, 10/01/22 (Call 07/01/22)	145	149,132
Enterprise Products Operating LLC, 3.35%, 03/15/23 (Call 12/15/22)	173	178,365
Kinder Morgan Energy Partners LP 3.45%, 02/15/23 (Call 11/15/22)	170	174,881
3.95%, 09/01/22 (Call 06/01/22)	250	255,025
Kinder Morgan Inc., 3.15%, 01/15/23 (Call 12/15/22)	15	15,415
MPLX LP 3.38%, 03/15/23 (Call 02/15/23)	90	93,046
3.50%, 12/01/22 (Call 11/01/22)	69	70,890
ONEOK Partners LP, 3.38%, 10/01/22 (Call 07/01/22)	150	152,730
Plains All American Pipeline LP/PAA Finance Corp. 2.85%, 01/31/23 (Call 10/31/22)	64	65,187
3.65%, 06/01/22 (Call 03/01/22)	110	111,071
TransCanada PipeLines Ltd., 2.50%, 08/01/22	165	167,242
Williams Companies Inc. (The) 3.35%, 08/15/22 (Call 05/15/22)	194	196,949
3.70%, 01/15/23 (Call 10/15/22)	25	25,709

		2,123,391

Real Estate Investment Trusts — 0.7%
American Tower Corp., 3.50%, 01/31/23	128	132,542
Kimco Realty Corp., 3.40%, 11/01/22 (Call 09/01/22)	150	153,444

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Office Properties Income Trust, 4.00%, 07/15/22 (Call 06/15/22)	$100	$101,868
Public Storage, 2.37%, 09/15/22 (Call 08/15/22)	25	25,384
SL Green Operating Partnership LP, 3.25%, 10/15/22 (Call 09/15/22)	84	85,796

		499,034

Retail — 1.7%
AutoZone Inc. 2.88%, 01/15/23 (Call 10/15/22)	10	10,212
3.70%, 04/15/22 (Call 01/15/22)	152	153,024
Costco Wholesale Corp., 2.30%, 05/18/22 (Call 04/18/22)	15	15,140
Home Depot Inc. (The), 2.63%, 06/01/22 (Call 05/01/22)	196	198,215
Lowe’s Companies Inc., 3.12%, 04/15/22 (Call 01/15/22)	143	143,817
Starbucks Corp. 1.30%, 05/07/22	125	125,621
2.70%, 06/15/22 (Call 04/15/22)	30	30,322
3.10%, 03/01/23 (Call 02/01/23)	170	175,301
Walgreen Co., 3.10%, 09/15/22	104	106,335
Walmart Inc., 2.35%, 12/15/22 (Call 11/15/22)	177	180,694

		1,138,681

Savings & Loans — 0.2%
People’s United Financial Inc., 3.65%, 12/06/22 (Call 09/06/22)	95	97,268

Semiconductors — 1.4%
Intel Corp. 2.70%, 12/15/22	380	389,488
3.10%, 07/29/22	15	15,307
Maxim Integrated Products Inc., 3.38%, 03/15/23 (Call 11/04/21)	75	77,461
QUALCOMM Inc. 2.60%, 01/30/23 (Call 12/30/22)	135	138,320
3.00%, 05/20/22	200	202,876
Texas Instruments Inc., 1.85%, 05/15/22 (Call 04/15/22)	106	106,757

		930,209

Software — 2.7%
Adobe Inc., 1.70%, 02/01/23	118	119,872
Fidelity National Information Services Inc., 0.38%, 03/01/23	125	124,616
Fiserv Inc., 3.50%, 10/01/22 (Call 07/01/22)	145	147,893
Microsoft Corp. 2.13%, 11/15/22	50	50,886
2.65%, 11/03/22 (Call 09/03/22)	120	122,318
Oracle Corp. 2.50%, 05/15/22 (Call 03/15/22)	413	416,143
2.50%, 10/15/22	409	416,759
2.63%, 02/15/23 (Call 01/15/23)	133	136,385
Roper Technologies Inc. 0.45%, 08/15/22	100	100,007
3.13%, 11/15/22 (Call 08/15/22)	25	25,478
VMware Inc., 2.95%, 08/21/22 (Call 07/21/22)	215	218,603

		1,878,960

Telecommunications — 1.7%
America Movil SAB de CV, 3.13%, 07/16/22	235	238,995
AT&T Inc. 2.63%, 12/01/22 (Call 09/01/22)	151	153,582
3.00%, 06/30/22 (Call 04/30/22)	290	293,506
Cisco Systems Inc. 2.60%, 02/28/23	90	92,471
3.00%, 06/15/22	10	10,167
Rogers Communications Inc., 3.00%, 03/15/23 (Call 12/15/22)	50	51,254
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	125	127,199

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Mar 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Telecommunications (continued)
Vodafone Group PLC, 2.95%, 02/19/23	$190	$195,438

		1,162,612

Textiles — 0.1%
Mohawk Industries Inc., 3.85%, 02/01/23 (Call 11/01/22)(a)	85	87,676

Transportation — 1.4%
Burlington Northern Santa Fe LLC 3.00%, 03/15/23 (Call 12/15/22)	105	107,965
3.05%, 09/01/22 (Call 06/01/22)	85	86,282
Norfolk Southern Corp. 2.90%, 02/15/23 (Call 11/15/22)(a)	83	84,983
3.00%, 04/01/22 (Call 01/01/22)	105	105,451
Ryder System Inc. 2.88%, 06/01/22 (Call 05/01/22)	10	10,120
3.40%, 03/01/23 (Call 02/01/23)	158	163,457
Union Pacific Corp. 2.95%, 01/15/23 (Call 10/15/22)(a)	70	71,580
4.16%, 07/15/22 (Call 04/15/22)	102	103,739
United Parcel Service Inc., 2.45%, 10/01/22	246	250,809

		984,386

Total Corporate Bonds & Notes — 91.1% (Cost: $61,691,268)		62,478,950

Investment Companies

Exchange Traded Funds — 4.6%
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF(d)	129	3,179,850

Total Investment Companies — 4.6% (Cost $2,974,253)		3,179,850

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 7.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(d)(e)(f)	2,408	$2,408,783
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	2,924	2,924,000

		5,332,783

Total Short-Term Investments — 7.8% (Cost: $5,331,216)		5,332,783

Total Investments in Securities — 103.5% (Cost: $69,996,737)		70,991,583

Other Assets, Less Liabilities — (3.5)%		(2,417,208)

Net Assets — 100.0%		$68,574,375

(a)	All or a portion of this security is on loan.
(b)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,692,164	$717,094	(a)	$—	$(65)	$(410)	$2,408,783	2,408	$4,141	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,454,000	1,470,000	(a)	—	—	—	2,924,000	2,924	331		—
iShares iBonds Mar 2023 Term Corporate ex- Financials ETF	3,235,320	—		—	—	(55,470)	3,179,850	129	66,005		—

					$(65)	$(55,880)	$8,512,633		$70,477		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Mar 2023 Term Corporate ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$62,478,950	$—	$62,478,950
Investment Companies	3,179,850	—	—	3,179,850
Money Market Funds	5,332,783	—	—	5,332,783

	$8,512,633	$62,478,950	$—	$70,991,583

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Statements of Assets and Liabilities

October 31, 2021

	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	iShares iBonds Mar 2023 Term Corporate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$29,810,719	$62,478,950
Affiliated(c)	2,413,362	8,512,633
Cash	7,218	8,355
Receivables:
Investments sold	—	125,116
Securities lending income — Affiliated	201	381
Dividends	4	11
Interest	222,076	474,224

Total assets	32,453,580	71,599,670

LIABILITIES
Collateral on securities loaned, at value	1,552,760	2,406,576
Payables:
Investments purchased	102,494	613,273
Investment advisory fees	2,580	5,446

Total liabilities	1,657,834	3,025,295

NET ASSETS	$30,795,746	$68,574,375

NET ASSETS CONSIST OF:
Paid-in capital	$31,283,864	$67,794,805
Accumulated earnings (loss)	(488,118)	779,570

NET ASSETS	$30,795,746	$68,574,375

Shares outstanding	1,250,000	2,550,000

Net asset value	$24.64	$26.89

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$1,506,521	$2,337,453
(b) Investments, at cost — Unaffiliated	$29,420,293	$61,691,268
(c) Investments, at cost — Affiliated	$2,412,858	$8,305,469

See notes to financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2021

	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	iShares iBonds Mar 2023 Term Corporate ETF

INVESTMENT INCOME
Dividends — Affiliated	$129	$66,336
Interest — Unaffiliated	618,256	1,453,356
Securities lending income — Affiliated — net	2,120	4,141

Total investment income	620,505	1,523,833

EXPENSES
Investment advisory fees	29,461	72,309
Miscellaneous	173	173

Total expenses	29,634	72,482

Less:
Investment advisory fees waived	(467)	(4,476)

Total expenses after fees waived	29,167	68,006

Net investment income	591,338	1,455,827

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	61,948	293,038
Investments — Affiliated	(100)	(65)
In-kind redemptions — Unaffiliated	—	163,014

Net realized gain	61,848	455,987

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(552,337)	(1,448,450)
Investments — Affiliated	(264)	(55,880)

Net change in unrealized appreciation (depreciation)	(552,601)	(1,504,330)

Net realized and unrealized loss	(490,753)	(1,048,343)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$100,585	$407,484

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Changes in Net Assets

	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF		iShares iBonds Mar 2023 Term Corporate ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$591,338	$648,162	$1,455,827	$2,127,916
Net realized gain	61,848	49,002	455,987	1,018,734
Net change in unrealized appreciation (depreciation)	(552,601)	404,799	(1,504,330)	504,719

Net increase in net assets resulting from operations	100,585	1,101,963	407,484	3,651,369

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(600,797)	(680,553)	(1,531,453)	(2,161,736)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	3,732,889	1,255,736	(2,684,666)	(8,441,497)

NET ASSETS
Total increase (decrease) in net assets	3,232,677	1,677,146	(3,808,635)	(6,951,864)
Beginning of year	27,563,069	25,885,923	72,383,010	79,334,874

End of year	$30,795,746	$27,563,069	$68,574,375	$72,383,010

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares iBonds Mar 2023 Term Corporate ex-Financials ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$25.06	$24.65	$23.44	$24.47	$24.80

Net investment income(a)	0.50	0.61	0.65	0.66	0.66
Net realized and unrealized gain (loss)(b)	(0.41)	0.44	1.22	(1.04)	(0.33)

Net increase (decrease) from investment operations	0.09	1.05	1.87	(0.38)	0.33

Distributions(c)
From net investment income	(0.51)	(0.64)	(0.66)	(0.65)	(0.66)

Total distributions	(0.51)	(0.64)	(0.66)	(0.65)	(0.66)

Net asset value, end of year	$24.64	$25.06	$24.65	$23.44	$24.47

Total Return(d)
Based on net asset value	0.33%	4.33%	8.07%	(1.54)%	1.37%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	2.01%	2.46%	2.71%	2.76%	2.72%

Supplemental Data
Net assets, end of year (000)	$30,796	$27,563	$25,886	$44,535	$47,716

Portfolio turnover rate(e)	9%	9%	9%	5%	10%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Mar 2023 Term Corporate ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$27.31	$26.89	$25.53	$26.66	$26.90

Net investment income(a)	0.55	0.70	0.76	0.76	0.77
Net realized and unrealized gain (loss)(b)	(0.40)	0.43	1.36	(1.12)	(0.25)

Net increase (decrease) from investment operations	0.15	1.13	2.12	(0.36)	0.52

Distributions(c)
From net investment income	(0.57)	(0.71)	(0.76)	(0.77)	(0.76)

Total distributions	(0.57)	(0.71)	(0.76)	(0.77)	(0.76)

Net asset value, end of year	$26.89	$27.31	$26.89	$25.53	$26.66

Total Return(d)
Based on net asset value	0.56%	4.27%	8.43%	(1.37)%	2.01%

Ratios to Average Net Assets
Total expenses(e)	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived(e)	0.09%	0.10%	0.10%	0.10%	0.10%

Net investment income	2.01%	2.59%	2.89%	2.95%	2.92%

Supplemental Data
Net assets, end of year (000)	$68,574	$72,383	$79,335	$59,995	$87,963

Portfolio turnover rate(f)(g)	13%	13%	5%	3%	12%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)

The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested (“acquired fund fees and expenses”). This ratio does not include these acquired fund fees and expenses.

(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

iBonds Mar 2023 Term Corporate ex-Financials	Diversified
iBonds Mar 2023 Term Corporate	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

iBonds Mar 2023 Term Corporate ex-Financials
Barclays Bank PLC	$84,907	$84,907		$—	$—
Goldman Sachs & Co. LLC	417,811	417,811		—	—
J.P. Morgan Securities LLC	633,589	633,589		—	—
Morgan Stanley	192,113	192,113		—	—
Wells Fargo Securities LLC	178,101	178,101		—	—

	$1,506,521	$1,506,521		$—	$—

iBonds Mar 2023 Term Corporate
Barclays Bank PLC	$73,763	$73,763		$—	$—
BofA Securities, Inc.	183,144	183,144		—	—
Goldman Sachs & Co. LLC	214,540	214,540		—	—
J.P. Morgan Securities LLC	876,909	876,909		—	—
Morgan Stanley	805,403	805,403		—	—
Toronto Dominion Bank	183,694	183,694		—	—

	$2,337,453	$2,337,453		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.10%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses, if any, attributable to each Fund’s investments in other funds advised by BFA or its affiliates.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

iBonds Mar 2023 Term Corporate ex-Financials	$467
iBonds Mar 2023 Term Corporate	4,476

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

iBonds Mar 2023 Term Corporate ex-Financials	$890
iBonds Mar 2023 Term Corporate	1,744

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

iBonds Mar 2023 Term Corporate ex-Financials	$—	$26,652	$1,331
iBonds Mar 2023 Term Corporate	—	111,939	4,218

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

iBonds Mar 2023 Term Corporate ex-Financials	$2,551,588	$2,908,089
iBonds Mar 2023 Term Corporate	8,950,914	11,516,095

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

iBonds Mar 2023 Term Corporate ex-Financials	$3,657,930	$—
iBonds Mar 2023 Term Corporate	5,276,288	7,755,203

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

iBonds Mar 2023 Term Corporate	$163,014	$(163,014)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20

iBonds Mar 2023 Term Corporate ex-Financials
Ordinary income	$600,797	$680,553

iBonds Mar 2023 Term Corporate
Ordinary income	$1,531,453	$2,161,736

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

iBonds Mar 2023 Term Corporate ex-Financials	$49,429	$(917,495)	$379,948		$(488,118)
iBonds Mar 2023 Term Corporate	108,068	(294,559)	966,061		779,570

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

For the year ended October 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

iBonds Mar 2023 Term Corporate ex-Financials	$60,770
iBonds Mar 2023 Term Corporate	278,618

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

iBonds Mar 2023 Term Corporate ex-Financials	$31,844,133	$388,134	$(8,186)	$379,948
iBonds Mar 2023 Term Corporate	70,025,522	986,933	(20,872)	966,061

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20

iShares ETF	Shares	Amount	Shares	Amount

iBonds Mar 2023 Term Corporate ex-Financials
Shares sold	150,000	$3,732,889	50,000	$1,255,736

iBonds Mar 2023 Term Corporate
Shares sold	200,000	$5,421,288	550,000	$14,794,345
Shares redeemed	(300,000)	(8,105,954)	(850,000)	(23,235,842)

Net decrease	(100,000)	$(2,684,666)	(300,000)	$(8,441,497)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

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Notes to Financial Statements  (continued)

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares iBonds Mar 2023 Term Corporate ex-Financials ETF and iShares iBonds Mar 2023 Term Corporate ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares iBonds Mar 2023 Term Corporate ex-Financials ETF and iShares iBonds Mar 2023 Term Corporate ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends

iBonds Mar 2023 Term Corporate ex-Financials	$ 596,195
iBonds Mar 2023 Term Corporate	1,416,368

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends
iBonds Mar 2023 Term Corporate ex-Financials	$ 521,780
iBonds Mar 2023 Term Corporate	1,151,630

I M P O R T A N T T A X I N F O R M A T I O N	35

Board Review and Approval of Investment Advisory Contract

iShares iBonds Mar 2023 Term Corporate ex-Financials ETF, iShares iBonds Mar 2023 Term Corporate ETF (each the “Fund)”

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	37

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

iBonds Mar 2023 Term Corporate ex-Financials	$0.511670	$—	$—	$0.511670	100%	—%	—%	100%
iBonds Mar 2023 Term Corporate	0.573522	—	—	0.573522	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012)	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	39

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	41

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1007-1021

OCTOBER 31, 2021

2021 Annual Report

iShares Trust

•  iShares iBonds 2021 Term High Yield and Income ETF | IBHA | Cboe BZX

•  iShares iBonds 2022 Term High Yield and Income ETF | IBHB | Cboe BZX
•  iShares iBonds 2023 Term High Yield and Income ETF | IBHC | Cboe BZX

•  iShares iBonds 2024 Term High Yield and Income ETF | IBHD | Cboe BZX

•  iShares iBonds 2025 Term High Yield and Income ETF | IBHE | Cboe BZX

•  iShares iBonds 2026 Term High Yield and Income ETF | IBHF | Cboe BZX

•  iShares iBonds 2027 Term High Yield and Income ETF | IBHG | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.91%	42.91%
U.S. small cap equities (Russell 2000® Index)	1.85	50.80
International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18
Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Corporate Bond Market Overview

U.S. high-yield corporate bonds advanced notably for the 12 months ended October 31, 2021 (“reporting period”). The Markit iBoxx USD Liquid High Yield Index, a broad measure of U.S. high-yield corporate bond performance, returned 9.09%.

The U.S. economy continued to recover from the effects of the coronavirus pandemic, growing at a brisk pace during the reporting period. Driven by strong consumer spending and significant fiscal and monetary stimulus, U.S. growth outpaced most other developed economies. An ongoing COVID-19 vaccination program helped accelerate the easing of pandemic-related restrictions, and consumers returned to activities that were previously curtailed, such as travel, restaurant dining, and in-person shopping. Spending on goods also remained elevated, leading imports to rise to an all-time high.

However, this robust consumer demand combined with continued pandemic-related disruptions to the global supply chain led to significantly higher inflation. Similarly, in the labor market, the reopening economy and pent-up demand meant that hiring accelerated, and the unemployment rate fell substantially. Nonetheless, total employment remained notably below pre-pandemic levels and job openings reached a record high despite rising wages. Elevated demand drove an increase in industrial production, although rising commodities prices and supply delays constrained growth, particularly late in the reporting period. The emergence of the highly contagious Delta variant, which was responsible for a significant rise in cases beginning late in summer 2021, also weighed on the economy.

The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchasing program. The Fed indicated that it would begin slowing its bond buying activities late in 2021 and signaled that an interest rate increase could be possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

Both Fed action and the economic rebound helped high-yield bond returns. High-yield bond prices benefited from the improving economy and from investors’ reassessment of creditworthiness in light of changing economic conditions. At the beginning of the pandemic, when uncertainty was high, investors were concerned about the potential for widespread insolvency. These concerns continued to abate during the reporting period, however, as growth continued, and the Fed’s support led to high investor confidence. Yield spreads (the difference between yields on high-yield corporate bonds and U.S. Treasuries) narrowed significantly as demand for high-yield bonds grew amid investors’ search for yield. Issuance of high-yield bonds was elevated, as companies took advantage of investor demand and lower borrowing costs to shore up their balance sheets.

From a sector perspective, high-yield bonds issued by consumer energy companies posted strong returns, helped by rising prices for energy commodities. The prices of oil, natural gas, and coal all increased substantially during the reporting period as the global economic rebound led to higher demand for energy. At the beginning of the pandemic, oil prices declined rapidly, and investment in new projects decreased significantly. As oil prices rose during the reporting period, energy companies issued debt, primarily to refinance at lower borrowing costs.

Bonds issued by consumer cyclical companies also advanced, as automobile company debt gained despite production cuts due to a semiconductor shortage. Gaming company bonds gained amid a return to in-person activities and travel as vaccination rates improved.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® 2021 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2021 Term High Yield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2021, as represented by the Bloomberg 2021 Term High Yield and Income Index (the “Index”)(formerly the Bloomberg Barclays 2021 Term High Yield and Income Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.94%	1.76%	1.94%	4.44%
Fund Market	1.93	1.83	1.93	4.61
Index	2.22	1.88	2.22	4.74

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/7/19. The first day of secondary market trading was 5/9/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,005.20	$ 1.62		$ 1,000.00	$ 1,023.60	$ 1.63		0.32%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® 2021 Term High Yield and Income ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
A	0.4%
Baa	9.0
Ba	5.3
B	4.0
Not Rated	1.0
Short-Term and Other Assets	80.3

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
CSC Holdings LLC, 6.75%, 11/15/21	4.0%
Qwest Corp., 6.75%, 12/01/21	3.7
General Motors Financial Co. Inc., 4.20%, 11/06/21	2.0
Sprint Communications Inc., 11.50%, 11/15/21	1.6
AbbVie Inc., 2.15%, 11/19/21	1.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® 2022 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2022 Term High Yield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2022, as represented by the Bloomberg 2022 Term High Yield and Income Index (the “Index”) (formerly the Bloomberg Barclays 2022 Term High Yield and Income Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	5.22%	3.17%	5.22%	8.08%
Fund Market	5.03	3.27	5.03	8.33
Index	5.68	3.82	5.68	9.74

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/7/19. The first day of secondary market trading was 5/9/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,009.30	$ 1.77		$ 1,000.00	$ 1,023.40	$ 1.79		0.35%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® 2022 Term High Yield and Income ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
A	2.5%
Baa	44.2
Ba	36.8
B	7.6
Caa	2.4
Not Rated	3.9
Short-Term and Other Assets	2.6

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
CIT Group Inc., 5.00%, 08/15/22	2.0%
Sprint Communications Inc., 6.00%, 11/15/22	2.0
Navient Corp., 6.50%, 06/15/22	1.9
DISH DBS Corp., 5.88%, 07/15/22	1.8
Lumen Technologies Inc., Series T, 5.80%, 03/15/22	1.8

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® 2023 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2023 Term High Yield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2023, as represented by the Bloomberg 2023 Term High Yield and Income Index (the “Index”) (formerly the Bloomberg Barclays 2023 Term High Yield and Income Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	9.12%	4.55%	9.12%	11.70%
Fund Market	8.65	4.57	8.65	11.77
Index	9.84	5.75	9.84	14.88

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/7/19. The first day of secondary market trading was 5/9/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,019.40	$ 1.78		$ 1,000.00	$ 1,023.40	$ 1.79		0.35%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® 2023 Term High Yield and Income ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
A	0.5%
Baa	17.2
Ba	46.0
B	17.0
Caa	13.3
Not Rated	2.8
Short-Term and Other Assets	3.2

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Sprint Corp., 7.88%, 09/15/23	2.9%
Tenet Healthcare Corp., 6.75%, 06/15/23	2.7
Ligado Networks LLC, 15.50%, 11/01/23	2.4
DISH DBS Corp., 5.00%, 03/15/23	2.3
HCA Inc., 5.88%, 05/01/23	2.0

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® 2024 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2024 Term High Yield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2024, as represented by the Bloomberg 2024 Term High Yield and Income Index (the “Index”)(formerly the Bloomberg Barclays 2024 Term High Yield and Income Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	10.42%	4.61%	10.42%	11.87%
Fund Market	10.16	4.69	10.16	12.07
Index	11.44	5.48	11.44	14.15

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/7/19. The first day of secondary market trading was 5/9/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,021.80	$ 1.78		$ 1,000.00	$ 1,023.40	$ 1.79		0.35%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® 2024 Term High Yield and Income ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Baa	2.4%
Ba	51.5
B	28.9
Caa	12.9
Not Rated	3.3
Short-Term and Other Assets	1.0

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Sprint Corp., 7.13%, 06/15/24	3.2%
Intesa Sanpaolo SpA, 5.02%, 06/26/24	2.8
DISH DBS Corp., 5.88%, 11/15/24	2.6
Global Aircraft Leasing Co. Ltd., 6.50%, 09/15/24	2.1
Occidental Petroleum Corp., 2.90%, 08/15/24	1.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® 2025 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2025 Term High Yield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2025, as represented by the Bloomberg 2025 Term High Yield and Income Index (the “Index”)(formerly the Bloomberg Barclays 2025 Term High Yield and Income Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	8.77%	5.34%	8.77%	13.81%
Fund Market	8.66	5.41	8.66	14.01
Index	9.72	5.82	9.72	15.08

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/7/19. The first day of secondary market trading was 5/9/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,015.50	$ 1.78		$ 1,000.00	$ 1,023.40	$ 1.79		0.35%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® 2025 Term High Yield and Income ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Baa	3.2%
Ba	44.1
B	37.1
Caa	11.6
Not Rated	1.7
Short-Term and Other Assets	2.3

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Caesars Entertainment Inc., 6.25%, 07/01/25	1.7%
HCA Inc., 5.38%, 02/01/25	1.5
American Airlines Inc., 11.75%, 07/15/25	1.5
Bausch Health Companies Inc., 9.00%, 12/15/25	1.3
Ford Motor Co., 9.00%, 04/22/25	1.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® 2026 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2026 Term High Yield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2026, as represented by the Bloomberg 2026 Term High Yield and Income Index (the “Index”)(formerly the Bloomberg Barclays 2026 Term High Yield and Income Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	5.79%
Fund Market	5.99
Index	6.31

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/10/20. The first day of secondary market trading was 11/12/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,017.20	$ 1.78		$ 1,000.00	$ 1,023.40	$ 1.79		0.35%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

F U N D S U M M A R Y	15

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® 2026 Term High Yield and Income ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Baa	5.2%
Ba	39.2
B	40.1
Caa	12.0
Not Rated	1.9
Short-Term and Other Assets	1.6

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
TransDigm Inc., 6.25%, 03/15/26	2.2%
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26	1.7
Western Digital Corp., 4.75%, 02/15/26	1.2
Tenet Healthcare Corp., 4.88%, 01/01/26	1.2
Ford Motor Credit Co. LLC, 4.39%, 01/08/26	1.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® 2027 Term High Yield and Income ETF

Investment Objective

The iShares iBonds 2027 Term High Yield and Income ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield and other income generating corporate bonds maturing in 2027, as represented by the Bloomberg 2027 Term High Yield and Income Index (the “Index”) (formerly the Bloomberg Barclays 2027 Term High Yield and Income Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	0.15%
Fund Market	0.14
Index	0.28

For the fiscal period ended 10/31/21, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 7/7/21. The first day of secondary market trading was 7/9/21.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (07/07/21)	(a)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 1,001.50	$ 1.11		$ 1,000.00	$ 1,023.40	$ 1.79		0.35%

(a)	The beginning of the period (commencement of operations) is July 07, 2021.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (116 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 18 for more information.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Baa	0.9%
Ba	35.9
B	45.4
Caa	14.2
Not Rated	1.5
Short-Term and Other Assets	2.1

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Carnival Corp., 5.75%, 03/01/27	1.6%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 05/01/27	1.5
Centene Corp., 4.25%, 12/15/27	1.3
TransDigm Inc., 5.50%, 11/15/27	1.2
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., 5.88%, 08/15/27	1.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	17

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® iBonds® 2021 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Auto Manufacturers — 2.0%
General Motors Financial Co. Inc., 4.20%, 11/06/21	$780	$780,304

Banks — 0.8%
Santander Holdings USA Inc., 4.45%, 12/03/21 (Call 11/29/21)	325	325,955

Chemicals — 0.4%
Eastman Chemical Co., 3.50%, 12/01/21	135	135,336

Electric — 1.5%
American Electric Power Co. Inc., Series I, 3.65%, 12/01/21	200	200,504
Public Service Enterprise Group Inc., 2.00%, 11/15/21 (Call 11/09/21)	180	180,059
Southern Power Co., Series E, 2.50%, 12/15/21 (Call 11/15/21)	180	180,144

		560,707

Food — 0.7%
Kroger Co. (The), 2.95%, 11/01/21	275	275,000

Household Products & Wares — 0.3%
Clorox Co. (The), 3.80%, 11/15/21	135	135,169

Media — 4.0%
CSC Holdings LLC, 6.75%, 11/15/21	1,525	1,526,815

Pharmaceuticals — 1.8%
AbbVie Inc.
2.15%, 11/19/21	580	580,522
3.38%, 11/14/21	110	110,107

		690,629

Pipelines — 0.4%
ANR Pipeline Co., 9.63%, 11/01/21	155	155,000

Real Estate Investment Trusts — 1.0%
Starwood Property Trust Inc., 5.00%, 12/15/21 (Call 11/29/21)	387	387,906

Retail — 0.3%
Lowe’s Companies Inc., 3.80%, 11/15/21	125	125,155

Security	Par/ Shares (000)	Value

Savings & Loans — 0.5%
First Niagara Financial Group Inc., 7.25%, 12/15/21	$180	$181,454

Software — 0.7%
Roper Technologies Inc., 2.80%, 12/15/21 (Call 11/15/21)	280	280,244

Telecommunications — 5.3%
Qwest Corp., 6.75%, 12/01/21(a)	1,425	1,430,543
Sprint Communications Inc., 11.50%, 11/15/21	620	622,294

		2,052,837

Total Corporate Bonds & Notes — 19.7% (Cost: $7,613,118)		7,612,511

Short-Term Investments

Money Market Funds — 81.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(b)(c)(d)	838	838,519
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	30,640	30,640,000

		31,478,519

Total Short-Term Investments — 81.5% (Cost: $31,478,096)		31,478,519

Total Investments in Securities — 101.2% (Cost: $39,091,214)		39,091,030

Other Assets, Less Liabilities — (1.2)%		(471,250)

Net Assets — 100.0%		$38,619,780

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,241,761	$—		$(402,773	)(a)	$(471)	$2	$838,519	838	$4,311	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	610,000	30,030,000	(a)	—		—	—	30,640,000	30,640	677		—

						$(471)	$2	$31,478,519		$4,988		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2021 Term High Yield and Income ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$7,612,511	$—	$7,612,511
Money Market Funds	31,478,519	—	—	31,478,519

	$31,478,519	$7,612,511	$—	$39,091,030

See notes to financial statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® iBonds® 2022 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.1%
Boeing Co. (The), 2.70%, 05/01/22(a)	$50	$50,540

Agriculture — 1.8%
Altria Group Inc., 2.85%, 08/09/22	575	585,402
BAT Capital Corp., 2.76%, 08/15/22 (Call 07/15/22)	120	121,737
Bunge Ltd. Finance Corp., 3.00%, 09/25/22 (Call 08/25/22)	80	81,594
Cooke Omega Investments Inc./Alpha VesselCo Holdings Inc., 8.50%, 12/15/22 (Call 11/29/21)(b)	450	459,234

		1,247,967

Airlines — 4.0%
American Airlines Group Inc., 5.00%, 06/01/22(a)(b)	883	886,090
Continental Airlines Inc. Pass Through Trust, Series 2007-1, Class A, 5.98%, 10/19/23	8	7,624
Delta Air Lines Inc., 3.63%, 03/15/22 (Call 02/15/22)	975	981,250
Southwest Airlines Co., 2.75%, 11/16/22 (Call 10/16/22)	100	102,002
United Airlines Holdings Inc., 4.25%, 10/01/22	830	847,065

		2,824,031

Apparel — 0.2%
Tapestry Inc., 3.00%, 07/15/22 (Call 06/15/22)	130	131,699

Auto Manufacturers — 3.5%
Ford Motor Credit Co. LLC 2.98%, 08/03/22 (Call 07/03/22)	225	226,991
3.22%, 01/09/22	75	75,229
3.34%, 03/28/22 (Call 02/28/22)	125	125,699
3.35%, 11/01/22	300	304,437
3.55%, 10/07/22(a)	235	238,607
4.25%, 09/20/22	250	255,650
5.60%, 01/07/22	225	226,737
General Motors Financial Co. Inc.
3.15%, 06/30/22 (Call 05/30/22)	415	421,167
3.45%, 01/14/22 (Call 12/14/21)	50	50,176
3.45%, 04/10/22 (Call 02/10/22)	60	60,488
3.55%, 07/08/22	465	474,426

		2,459,607

Auto Parts & Equipment — 1.2%
ZF North America Capital Inc., 4.50%, 04/29/22(b)	820	834,366

Banks — 9.0%
CIT Group Inc., 5.00%, 08/15/22(a)	1,360	1,401,793
Citigroup Inc., 4.05%, 07/30/22	510	523,428
Cooperatieve Rabobank U.A., 3.95%, 11/09/22	650	672,003
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 09/15/22(a)	800	822,704
Deutsche Bank AG/New York NY
3.30%, 11/16/22	650	667,388
Series D, 5.00%, 02/14/22	225	227,792
Fifth Third Bancorp., 2.60%, 06/15/22 (Call 05/15/22)	125	126,446
Huntington Bancshares Inc./OH, 2.30%, 01/14/22 (Call 12/14/21)	25	25,059
Morgan Stanley, 4.88%, 11/01/22	825	859,955
Natwest Group PLC, 6.13%, 12/15/22	370	391,423
Santander Holdings USA Inc., 3.70%, 03/28/22 (Call 02/28/22)	50	50,495
Synchrony Bank, 3.00%, 06/15/22 (Call 05/15/22)	100	101,335
Synovus Financial Corp., 3.13%, 11/01/22 (Call 10/01/22)	400	408,024

		6,277,845

Beverages — 0.0%
Molson Coors Beverage Co., 3.50%, 05/01/22	35	35,536

Security	Par (000)	Value

Biotechnology — 1.3%
Amgen Inc., 2.65%, 05/11/22 (Call 04/11/22)	$200	$202,056
Biogen Inc., 3.63%, 09/15/22	275	282,562
Gilead Sciences Inc., 3.25%, 09/01/22 (Call 07/01/22)	450	458,487

		943,105

Chemicals — 1.1%
Cabot Corp., 3.70%, 07/15/22	100	102,110
Celanese U.S. Holdings LLC, 4.63%, 11/15/22	145	150,746
Eastman Chemical Co., 3.60%, 08/15/22 (Call 05/15/22)	150	152,405
Mosaic Co. (The), 3.25%, 11/15/22 (Call 10/15/22)	115	117,824
NewMarket Corp., 4.10%, 12/15/22	100	103,586
Nutrien Ltd., 3.15%, 10/01/22 (Call 07/01/22)	100	101,766
RPM International Inc., 3.45%, 11/15/22 (Call 08/15/22)	25	25,538

		753,975

Commercial Services — 3.0%
Block Financial LLC, 5.50%, 11/01/22 (Call 05/01/22)	150	153,411
Equifax Inc., 3.30%, 12/15/22 (Call 09/15/22)	140	143,233
IHS Markit Ltd., 5.00%, 11/01/22 (Call 08/01/22)(b)	900	928,323
Moody’s Corp., 4.50%, 09/01/22 (Call 06/01/22)	135	138,041
North Queensland Export Terminal Pty Ltd., 4.45%, 12/15/22(b)	575	554,300
PayPal Holdings Inc., 2.20%, 09/26/22	50	50,824
Verisk Analytics Inc., 4.13%, 09/12/22	100	102,973

		2,071,105

Computers — 0.7%
Genpact Luxembourg Sarl, 3.70%, 04/01/22 (Call 03/01/22)	25	25,254
Hewlett Packard Enterprise Co., 4.40%, 10/15/22 (Call 08/15/22)	325	334,698
HP Inc., 4.05%, 09/15/22	100	102,923

		462,875

Diversified Financial Services — 8.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.63%, 07/01/22	150	153,993
Air Lease Corp.
2.63%, 07/01/22 (Call 06/01/22)	650	657,618
3.50%, 01/15/22	37	37,221
3.75%, 02/01/22 (Call 12/01/21)	45	45,119
Ally Financial Inc., 4.63%, 05/19/22	75	76,649
Capital One Financial Corp., 3.05%, 03/09/22 (Call 02/09/22)(a)	125	125,865
Discover Financial Services, 3.85%, 11/21/22	150	155,056
Intercontinental Exchange Inc., 2.35%, 09/15/22 (Call 08/15/22)	125	126,914
International Lease Finance Corp., 5.88%, 08/15/22	650	676,877
Navient Corp., 6.50%, 06/15/22	1,316	1,352,980
OneMain Finance Corp., 6.13%, 05/15/22	1,136	1,165,422
Oxford Finance LLC/Oxford Finance Co-Issuer II Inc., 6.38%, 12/15/22 (Call 11/29/21)(b)	560	562,610
Synchrony Financial, 2.85%, 07/25/22 (Call 06/25/22)	600	608,946

		5,745,270

Electric — 7.5%
AEP Texas Inc., 2.40%, 10/01/22 (Call 09/01/22)	50	50,760
American Electric Power Co. Inc., Series F, 2.95%, 12/15/22 (Call 09/15/22)	125	127,580
CenterPoint Energy Inc., 2.50%, 09/01/22 (Call 08/01/22)(a)	100	101,493
Dominion Energy Inc., Series B, 2.75%, 09/15/22 (Call 06/15/22)	100	101,388
DTE Energy Co.
2.25%, 11/01/22	100	101,618
Series H, 0.55%, 11/01/22	300	300,081
Duke Energy Corp.
2.40%, 08/15/22 (Call 07/15/22)	150	152,105
3.05%, 08/15/22 (Call 05/15/22)	250	253,410

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2022 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Edison International
2.40%, 09/15/22 (Call 08/15/22)	$125	$126,439
3.13%, 11/15/22 (Call 10/15/22)	100	101,886
Entergy Corp., 4.00%, 07/15/22 (Call 05/15/22)	175	178,101
Eversource Energy, Series K, 2.75%, 03/15/22 (Call 02/15/22)	50	50,322
Exelon Corp., 3.50%, 06/01/22 (Call 05/01/22)	226	229,272
Exelon Generation Co. LLC, 4.25%, 06/15/22 (Call 03/15/22)	175	177,415
FirstEnergy Corp., Series A, 3.35%, 07/15/22 (Call 05/15/22)	601	607,791
ITC Holdings Corp., 2.70%, 11/15/22 (Call 10/15/22)	100	101,963
NextEra Energy Capital Holdings Inc.
1.95%, 09/01/22	475	480,975
2.90%, 04/01/22	135	136,426
Pacific Gas and Electric Co., 1.75%, 06/16/22 (Call 11/09/21)	700	699,279
Public Service Enterprise Group Inc., 2.65%, 11/15/22 (Call 10/15/22)	125	127,443
Puget Energy Inc., 5.63%, 07/15/22 (Call 04/15/22)	135	138,101
Sempra Energy, 2.88%, 10/01/22 (Call 07/01/22)	150	152,230
TransAlta Corp., 4.50%, 11/15/22 (Call 08/15/22)(a)	760	774,759

		5,270,837

Electronics — 0.4%
Arrow Electronics Inc., 3.50%, 04/01/22 (Call 02/01/22)	37	37,274
Avnet Inc., 4.88%, 12/01/22	100	104,271
Jabil Inc., 4.70%, 09/15/22	135	139,701

		281,246

Environmental Control — 0.1%
Waste Management Inc., 2.90%, 09/15/22 (Call 06/15/22)	100	101,548

Food — 3.0%
Campbell Soup Co., 2.50%, 08/02/22(a)	50	50,763
General Mills Inc., 2.60%, 10/12/22 (Call 09/12/22)	125	127,286
Kraft Heinz Foods Co., 3.50%, 06/06/22	840	852,793
Kroger Co. (The), 2.80%, 08/01/22 (Call 07/01/22)	525	533,332
McCormick & Co. Inc./MD, 2.70%, 08/15/22 (Call 07/15/22)	175	177,795
Mondelez International Inc., 0.63%, 07/01/22	150	150,294
Sysco Corp., 2.60%, 06/12/22	35	35,446
Tyson Foods Inc., 4.50%, 06/15/22 (Call 03/15/22)(a)	175	177,667

		2,105,376

Health Care - Products — 0.2%
DH Europe Finance II Sarl, 2.05%, 11/15/22	100	101,586
Zimmer Biomet Holdings Inc., 3.15%, 04/01/22 (Call 02/01/22)	50	50,323

		151,909

Health Care - Services — 3.4%
Aetna Inc., 2.75%, 11/15/22 (Call 08/15/22)	260	264,514
Anthem Inc.
2.95%, 12/01/22 (Call 11/01/22)	300	307,146
3.13%, 05/15/22	50	50,721
CommonSpirit Health, 2.95%, 11/01/22	150	153,247
Dignity Health, 3.13%, 11/01/22	100	102,237
Humana Inc.
2.90%, 12/15/22 (Call 11/15/22)	100	102,359
3.15%, 12/01/22 (Call 09/01/22)	155	158,329
Molina Healthcare Inc., 5.38%, 11/15/22 (Call 08/15/22)	1,200	1,235,892

		2,374,445

Holding Companies - Diversified — 0.2%
Ares Capital Corp., 3.63%, 01/19/22 (Call 12/19/21)	45	45,175
FS KKR Capital Corp., 4.75%, 05/15/22 (Call 04/15/22)(a)	60	61,063

		106,238

Home Builders — 2.3%
DR Horton Inc., 4.38%, 09/15/22 (Call 06/15/22)	100	102,304

Security	Par (000)	Value

Home Builders (continued)
KB Home, 7.50%, 09/15/22	$650	$685,360
Lennar Corp., 4.75%, 11/15/22 (Call 08/15/22)	320	330,445
NVR Inc., 3.95%, 09/15/22 (Call 06/15/22)	170	173,400
Toll Brothers Finance Corp., 5.88%, 02/15/22 (Call 11/15/21)	300	300,504

		1,592,013

Home Furnishings — 0.2%
Leggett & Platt Inc., 3.40%, 08/15/22 (Call 05/15/22)	100	101,527
Whirlpool Corp., 4.70%, 06/01/22	50	51,188

		152,715

Household Products & Wares — 0.4%
Church & Dwight Co. Inc., 2.88%, 10/01/22	75	76,689
Clorox Co. (The), 3.05%, 09/15/22 (Call 06/15/22)	170	172,683

		249,372

Housewares — 0.4%
Newell Brands Inc., 4.00%, 06/15/22 (Call 11/22/21)	305	308,459

Insurance — 1.0%
Alleghany Corp., 4.95%, 06/27/22	105	107,975
Aon Corp., 2.20%, 11/15/22	150	152,494
Enstar Group Ltd., 4.50%, 03/10/22 (Call 02/10/22)	25	25,264
Fidelity National Financial Inc., 5.50%, 09/01/22	105	109,208
Globe Life Inc., 3.80%, 09/15/22	50	51,397
Markel Corp., 4.90%, 07/01/22	100	102,782
Primerica Inc., 4.75%, 07/15/22	130	133,818
WR Berkley Corp., 4.63%, 03/15/22	50	50,699

		733,637

Internet — 3.1%
Cogent Communications Group Inc., 5.38%, 03/01/22 (Call 12/01/21)(b)	312	313,114
E*TRADE Financial Corp., 2.95%, 08/24/22 (Call 07/24/22)	150	152,681
eBay Inc., 2.60%, 07/15/22 (Call 04/15/22)	400	403,988
Netflix Inc., 5.50%, 02/15/22	875	886,917
NortonLifeLock Inc., 3.95%, 06/15/22 (Call 03/15/22)	445	449,027

		2,205,727

Iron & Steel — 0.1%
Nucor Corp., 4.13%, 09/15/22 (Call 06/15/22)	100	102,222

Leisure Time — 1.5%
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	1,050	1,078,696

Lodging — 2.3%
Marriott International Inc./MD, 2.30%, 01/15/22 (Call 12/15/21)	25	25,051
MGM Resorts International, 7.75%, 03/15/22	1,008	1,031,688
Travel + Leisure Co., 4.25%, 03/01/22 (Call 12/01/21)(a)	571	572,085

		1,628,824

Machinery — 0.1%
CNH Industrial Capital LLC, 4.38%, 04/05/22	35	35,540

Manufacturing — 1.8%
Carlisle Companies Inc., 3.75%, 11/15/22 (Call 08/15/22)	100	102,524
Eaton Corp., 2.75%, 11/02/22(a)	400	408,916
General Electric Co.
2.70%, 10/09/22	155	158,125
3.15%, 09/07/22(a)	500	512,030
Parker-Hannifin Corp., 3.50%, 09/15/22(a)	50	51,288

		1,232,883

Media — 4.6%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 07/23/22 (Call 05/23/22)	760	776,036

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2022 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
CSC Holdings LLC, 5.88%, 09/15/22	$1,050	$1,080,366
DISH DBS Corp., 5.88%, 07/15/22(a)	1,261	1,293,950
Fox Corp., 3.67%, 01/25/22	75	75,575

		3,225,927

Mining — 1.2%
Freeport-McMoRan Inc., 3.55%, 03/01/22 (Call 12/01/21)	488	489,010
Mountain Province Diamonds Inc., 8.00%, 12/15/22 (Call 11/09/21)(a)(b)	308	276,196
Southern Copper Corp., 3.50%, 11/08/22	100	102,734

		867,940

Office & Business Equipment — 0.5%
Xerox Corp., 4.07%, 03/17/22	324	327,477

Oil & Gas — 3.4%
Apache Corp., 3.25%, 04/15/22 (Call 01/15/22)	100	100,394
EQT Corp., 3.00%, 10/01/22 (Call 09/01/22)(a)	1,000	1,010,920
Occidental Petroleum Corp.
2.60%, 04/15/22 (Call 03/15/22)	55	55,252
2.70%, 08/15/22	525	532,208
3.13%, 02/15/22 (Call 11/29/21)	301	301,331
Phillips 66, 4.30%, 04/01/22	250	254,058
Range Resources Corp., 5.00%, 08/15/22 (Call 05/15/22)(a)	102	103,626

		2,357,789

Packaging & Containers — 1.7%
Graphic Packaging International LLC, 4.88%, 11/15/22 (Call 08/15/22)	600	617,724
Sealed Air Corp., 4.88%, 12/01/22 (Call 09/01/22)(b)	584	602,922

		1,220,646

Pharmaceuticals — 3.5%
AbbVie Inc.
2.30%, 11/21/22	660	672,164
2.90%, 11/06/22	375	383,771
3.20%, 11/06/22 (Call 09/06/22)	50	51,114
3.25%, 10/01/22 (Call 07/01/22)	150	152,665
3.45%, 03/15/22 (Call 01/15/22)	50	50,309
AstraZeneca PLC, 2.38%, 06/12/22 (Call 05/12/22)	75	75,800
Cigna Corp., 3.05%, 11/30/22 (Call 10/31/22)	100	102,528
CVS Health Corp.
2.75%, 12/01/22 (Call 09/01/22)	425	432,739
3.50%, 07/20/22 (Call 05/20/22)	125	127,069
4.75%, 12/01/22 (Call 09/01/22)	105	108,600
McKesson Corp., 2.70%, 12/15/22 (Call 09/15/22)	125	127,291
Viatris Inc., 1.13%, 06/22/22(b)	150	150,540

		2,434,590

Pipelines — 6.7%
DCP Midstream Operating LP, 4.95%, 04/01/22 (Call 01/01/22)	414	416,111
Enbridge Inc., 2.90%, 07/15/22 (Call 06/15/22)	125	126,855
Energy Transfer LP
4.65%, 02/15/22	15	15,175
5.20%, 02/01/22 (Call 11/01/21)	135	135,000
Energy Transfer LP/Regency Energy Finance Corp.
5.00%, 10/01/22 (Call 07/01/22)	625	642,812
5.88%, 03/01/22 (Call 12/01/21)	65	65,280
Enterprise Products Operating LLC, 4.05%, 02/15/22	100	101,039
Kinder Morgan Energy Partners LP, 3.95%, 09/01/22
(Call 06/01/22)	375	382,537
MPLX LP, 3.50%, 12/01/22 (Call 11/01/22)	135	138,698
NuStar Logistics LP, 4.75%, 02/01/22 (Call 11/01/21)	277	277,000
ONEOK Inc., 4.25%, 02/01/22 (Call 11/01/21)	50	50,000
ONEOK Partners LP, 3.38%, 10/01/22 (Call 07/01/22)	250	254,550

Security	Par (000)	Value

Pipelines (continued)
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 06/01/22 (Call 03/01/22)	$125	$126,218
Ruby Pipeline LLC, 8.00%, 04/01/22(b)	259	244,375
Sabine Pass Liquefaction LLC, 6.25%, 03/15/22 (Call 12/15/21)	100	100,674
TransCanada PipeLines Ltd., 2.50%, 08/01/22	250	253,397
Western Midstream Operating LP, 4.00%, 07/01/22 (Call 04/01/22)(a)	800	808,344
Williams Companies Inc. (The)
3.35%, 08/15/22 (Call 05/15/22)	530	538,056
3.60%, 03/15/22 (Call 01/15/22)	50	50,321

		4,726,442

Real Estate Investment Trusts — 1.9%
Kimco Realty Corp., 3.40%, 11/01/22 (Call 09/01/22)	75	76,722
Office Properties Income Trust, 4.00%, 07/15/22 (Call 06/15/22) .	100	101,868
Service Properties Trust, 5.00%, 08/15/22 (Call 02/15/22)	876	880,152
SL Green Operating Partnership LP, 3.25%, 10/15/22 (Call 09/15/22)	135	137,887
SL Green Realty Corp., 4.50%, 12/01/22 (Call 09/01/22)	100	102,994

		1,299,623

Retail — 0.6%
Lowe’s Companies Inc., 3.12%, 04/15/22 (Call 01/15/22)	93	93,531
McDonald’s Corp., 2.63%, 01/15/22	50	50,241
O’Reilly Automotive Inc., 3.80%, 09/01/22 (Call 06/01/22)	50	50,944
Starbucks Corp., 2.70%, 06/15/22 (Call 04/15/22)	95	96,019
Walgreen Co., 3.10%, 09/15/22	150	153,367

		444,102

Savings & Loans — 0.2%
People’s United Financial Inc., 3.65%, 12/06/22 (Call 09/06/22)	135	138,222

Semiconductors — 0.5%
Advanced Micro Devices Inc., 7.50%, 08/15/22	283	297,974
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 01/15/22 (Call 12/15/21)	23	23,052

		321,026

Software — 2.7%
Autodesk Inc., 3.60%, 12/15/22 (Call 09/15/22)	100	102,418
Fiserv Inc., 3.50%, 10/01/22 (Call 07/01/22)	175	178,491
Oracle Corp., 2.50%, 10/15/22	975	993,496
Roper Technologies Inc.
0.45%, 08/15/22	75	75,005
3.13%, 11/15/22 (Call 08/15/22)	150	152,870
VMware Inc., 2.95%, 08/21/22 (Call 07/21/22)	350	355,866

		1,858,146

Telecommunications — 6.7%
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)	250	254,275
3.00%, 06/30/22 (Call 04/30/22)	265	268,204
Lumen Technologies Inc., Series T, 5.80%, 03/15/22	1,271	1,288,222
Nokia OYJ, 3.38%, 06/12/22	625	633,800
Sprint Communications Inc., 6.00%, 11/15/22(a)	1,322	1,386,606
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	331	336,822
T-Mobile USA Inc., 4.00%, 04/15/22 (Call 03/16/22)	465	469,771
Vodafone Group PLC, 2.50%, 09/26/22	75	76,260

		4,713,960

Transportation — 1.1%
JB Hunt Transport Services Inc., 3.30%, 08/15/22 (Call 06/15/22)	125	127,237
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., 7.38%, 01/15/22 (Call 11/29/21)(a)(b)	300	292,461
Ryder System Inc., 2.50%, 09/01/22 (Call 08/01/22)	200	202,938

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2022 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Transportation (continued)
Union Pacific Corp., 4.16%, 07/15/22 (Call 04/15/22)	$125	$127,131

		749,767

Total Corporate Bonds & Notes — 97.4% (Cost: $68,035,938)		68,235,265

Common Stocks

Metals & Mining — 0.0%
Ferroglobe PLC(c)	2	11,006

Total Common Stocks — 0.0% (Cost $10,805)		11,006

Short-Term Investments

Money Market Funds — 13.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(d)(e)(f)	6,231	6,234,299
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	3,280	3,280,000

		9,514,299

Total Short-Term Investments — 13.6% (Cost: $9,513,955)		9,514,299

Total Investments in Securities — 111.0% (Cost: $77,560,698)		77,760,570

Other Assets, Less Liabilities — (11.0)%		(7,675,278)

Net Assets — 100.0%		$70,085,292

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,096,376	$5,138,611	(a)	$—	$(713)	$25	$6,234,299	6,231	$13,080	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	691,000	2,589,000	(a)	—	—	—	3,280,000	3,280	148		—

					$(713)	$25	$9,514,299		$13,228		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2022 Term High Yield and Income ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$68,235,265	$—	$68,235,265
Common Stocks	11,006	—	—	11,006
Money Market Funds	9,514,299	—	—	9,514,299

	$9,525,305	$68,235,265	$—	$77,760,570

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments October 31, 2021	iShares® iBonds® 2023 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 1.2%
Boeing Co. (The)
1.88%, 06/15/23 (Call 04/15/23)	$100	$101,292
4.51%, 05/01/23 (Call 04/01/23)	300	314,550
Northrop Grumman Corp., 3.25%, 08/01/23	200	209,008
Spirit AeroSystems Inc., 3.95%, 06/15/23 (Call 05/15/23)(a)	395	402,011

		1,026,861

Airlines — 1.1%
American Airlines Pass Through Trust, Series 2013-2, Class A, 4.95%, 07/15/24	234	238,689
Delta Air Lines Inc., 3.80%, 04/19/23 (Call 03/19/23)(a)	585	605,703
Southwest Airlines Co., 4.75%, 05/04/23	55	58,175

		902,567

Auto Manufacturers — 4.5%
Ford Motor Co., 8.50%, 04/21/23	825	904,035
Ford Motor Credit Co. LLC
3.09%, 01/09/23	370	375,994
3.10%, 05/04/23	240	244,586
3.37%, 11/17/23	265	271,800
4.14%, 02/15/23 (Call 01/15/23)	260	267,488
4.38%, 08/06/23(a)	445	463,597
General Motors Co., 4.88%, 10/02/23	250	268,233
General Motors Financial Co. Inc., 1.70%, 08/18/23	255	258,652
Jaguar Land Rover Automotive PLC, 5.63%, 02/01/23 (Call 11/29/21)(a)(b)	650	653,256
Stellantis NV, 5.25%, 04/15/23	75	79,658

		3,787,299

Banks — 5.0%
CIT Group Inc., 5.00%, 08/01/23(a)	1,005	1,067,209
Citigroup Inc., 3.50%, 05/15/23	50	52,084
Commerzbank AG, 8.13%, 09/19/23(b)	1,300	1,454,804
Cooperatieve Rabobank U.A., 4.63%, 12/01/23	315	338,480
Credit Suisse Group AG, 3.80%, 06/09/23	305	319,234
Discover Bank, 4.20%, 08/08/23	255	270,313
Morgan Stanley, 4.10%, 05/22/23	255	267,985
Natwest Group PLC, 3.88%, 09/12/23	206	217,116
Santander Holdings USA Inc., 3.40%, 01/18/23 (Call 12/18/22)	200	205,876

		4,193,101

Beverages — 0.0%
Constellation Brands Inc., 4.25%, 05/01/23	30	31,552

Biotechnology — 0.4%
Gilead Sciences Inc., 0.75%, 09/29/23 (Call 11/09/21)	150	149,818
Royalty Pharma PLC, 0.75%, 09/02/23	150	149,762

		299,580

Chemicals — 0.9%
CF Industries Inc., 3.45%, 06/01/23	443	459,413
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23 (Call 11/15/21)(a)(b)	34	34,067
DuPont de Nemours Inc., 4.21%, 11/15/23 (Call 10/15/23)	260	277,069

		770,549

Commercial Services — 3.3%
ADT Security Corp. (The), 4.13%, 06/15/23	875	909,860
Ahern Rentals Inc., 7.38%, 05/15/23 (Call 11/29/21)(a)(b)	630	605,272
IHS Markit Ltd., 4.13%, 08/01/23 (Call 07/01/23)	625	658,400
Modulaire Global Finance PLC, 8.00%, 02/15/23 (Call 11/09/21)(b)	525	534,991

		2,708,523

Security	Par (000)	Value

Computers — 2.2%
Dell International LLC/EMC Corp., 5.45%, 06/15/23 (Call 04/15/23)	$100	$106,591
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 11/29/21)(b)	1,159	970,593
Hewlett Packard Enterprise Co., 4.45%, 10/02/23 (Call 09/02/23)	75	79,760
Seagate HDD Cayman, 4.75%, 06/01/23(a)	670	701,222

		1,858,166

Cosmetics & Personal Care — 0.8%
Avon Products Inc., 6.50%, 03/15/23	595	626,898

Distribution & Wholesale — 0.9%
Avient Corp., 5.25%, 03/15/23	740	779,405

Diversified Financial Services — 6.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.13%, 07/03/23 (Call 06/03/23)	150	157,295
4.50%, 09/15/23 (Call 08/15/23)	150	159,042
Air Lease Corp., 3.00%, 09/15/23 (Call 07/15/23)	150	155,226
Aircastle Ltd., 5.00%, 04/01/23	30	31,674
Ally Financial Inc., 1.45%, 10/02/23 (Call 09/02/23)	255	257,458
Capital One Bank USA N.A., 3.38%, 02/15/23	250	258,503
Capital One Financial Corp., 3.50%, 06/15/23	180	187,988
Intercontinental Exchange Inc., 4.00%, 10/15/23	25	26,559
Navient Corp.
5.50%, 01/25/23	1,150	1,201,278
7.25%, 09/25/23	725	788,815
OneMain Finance Corp.
5.63%, 03/15/23(a)	1,085	1,140,953
8.25%, 10/01/23(a)	495	552,212
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/23 (Call 11/29/21)(b)	420	429,366

		5,346,369

Electric — 2.6%
FirstEnergy Corp., Series B, 4.75%, 03/15/23 (Call 12/15/22)	1,055	1,093,729
InterGen NV, 7.00%, 06/30/23 (Call 11/29/21)(b)	500	493,315
NextEra Energy Capital Holdings Inc., 0.65%, 03/01/23	100	100,104
Pacific Gas and Electric Co. 1.37%, 03/10/23 (Call 11/09/21)	50	49,816
3.85%, 11/15/23 (Call 08/15/23)	75	77,369
4.25%, 08/01/23 (Call 07/01/23)	35	36,456
Sempra Energy, 4.05%, 12/01/23 (Call 09/01/23)	100	105,883
Southern Co. (The), 2.95%, 07/01/23 (Call 05/01/23)	200	206,522

		2,163,194

Electrical Components & Equipment — 0.4%
EnerSys, 5.00%, 04/30/23 (Call 01/30/23)(a)(b)	345	357,244

Electronics — 0.9%
Sensata Technologies BV, 4.88%, 10/15/23(b)	700	742,490

Energy - Alternate Sources — 0.7%
TerraForm Power Operating LLC, 4.25%, 01/31/23 (Call 10/31/22)(a)(b)	600	614,796

Entertainment — 0.4%
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/23 (Call 11/29/21)(b)	320	331,917

Food — 2.1%
Albertsons Companies Inc./Safeway Inc./New
Albertsons LP/Albertsons LLC, 3.50%, 02/15/23 (Call 12/15/22)(b)	945	961,925
Conagra Brands Inc., 0.50%, 08/11/23 (Call 08/11/22)	100	99,543

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2023 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Fresh Market Inc. (The), 9.75%, 05/01/23 (Call 11/29/21)(b)	$695	$715,106

		1,776,574

Gas — 0.6%
Rockpoint Gas Storage Canada Ltd., 7.00%, 03/31/23 (Call 11/29/21)(b)	505	506,874

Hand & Machine Tools — 0.5%
Apex Tool Group LLC/BC Mountain Finance Inc., 9.00%, 02/15/23 (Call 11/29/21)(a)(b)	405	405,717

Health Care - Products — 0.1%
Thermo Fisher Scientific Inc., 0.80%, 10/18/23 (Call 10/18/22)	60	60,019

Health Care - Services — 5.0%
HCA Inc., 5.88%, 05/01/23	1,574	1,684,243
Humana Inc., 0.65%, 08/03/23 (Call 02/03/22)	200	199,824
Tenet Healthcare Corp., 6.75%, 06/15/23	2,119	2,276,971

		4,161,038

Holding Companies - Diversified — 0.8%
FS Energy & Power Fund, 7.50%, 08/15/23 (Call 05/15/23)(b)	630	656,523

Home Builders — 1.8%
DR Horton Inc., 4.75%, 02/15/23 (Call 11/15/22)	15	15,611
KB Home, 7.63%, 05/15/23 (Call 11/15/22)	440	468,556
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., 5.88%, 04/15/23 (Call 01/15/23)(b)	440	460,328
Toll Brothers Finance Corp., 4.38%, 04/15/23 (Call 01/15/23)	510	527,988

		1,472,483

Housewares — 1.7%
Newell Brands Inc., 4.35%, 04/01/23 (Call 02/01/23)	1,355	1,412,018

Insurance — 0.8%
Aspen Insurance Holdings Ltd., 4.65%, 11/15/23	15	16,056
Assurant Inc., 4.20%, 09/27/23 (Call 08/27/23)	15	15,883
Genworth Holdings Inc., 4.90%, 08/15/23	540	553,549
MGIC Investment Corp., 5.75%, 08/15/23	55	58,954

		644,442

Iron & Steel — 1.0%
Carpenter Technology Corp., 4.45%, 03/01/23 (Call 12/01/22)(a) .	395	409,153
Commercial Metals Co., 4.88%, 05/15/23 (Call 02/15/23)	420	435,838

		844,991

Leisure Time — 2.6%
Royal Caribbean Cruises Ltd.
9.13%, 06/15/23 (Call 03/15/23)(b)	995	1,080,590
10.88%, 06/01/23 (Call 03/01/23)(b)	1,000	1,119,500

		2,200,090

Lodging — 3.5%
Hyatt Hotels Corp., 1.30%, 10/01/23 (Call 10/01/22)	200	200,174
MGM Resorts International, 6.00%, 03/15/23	1,545	1,632,802
Travel + Leisure Co., 3.90%, 03/01/23 (Call 12/01/22)	485	500,937
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 05/30/23 (Call 02/28/23)(b)	600	605,610

		2,939,523

Machinery — 0.8%
Cleaver-Brooks Inc., 7.88%, 03/01/23 (Call 11/29/21)(a)(b)	455	449,071
CNH Industrial NV, 4.50%, 08/15/23	200	212,520
Crane Co., 4.45%, 12/15/23 (Call 09/15/23)	15	15,993

		677,584

Manufacturing — 0.0%
Carlisle Companies Inc., 0.55%, 09/01/23 (Call 09/01/22)	15	14,934

Security	Par (000)	Value

Media — 4.3%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.00%, 03/01/23 (Call 11/15/21)(b)	$525	$526,271
DISH DBS Corp., 5.00%, 03/15/23	1,883	1,948,434
Quebecor Media Inc., 5.75%, 01/15/23	1,080	1,136,948

		3,611,653

Mining — 1.6%
Freeport-McMoRan Inc., 3.88%, 03/15/23 (Call 12/15/22)	1,255	1,292,688

Office & Business Equipment — 1.5%
Xerox Corp., 4.38%, 03/15/23 (Call 02/15/23)	1,240	1,280,449

Oil & Gas — 5.3%
Calumet Specialty Products Partners LP/Calumet Finance Corp., 7.75%, 04/15/23 (Call 11/29/21)	405	400,820
Cenovus Energy Inc., 3.80%, 09/15/23 (Call 06/15/23)	135	140,970
Continental Resources Inc./OK, 4.50%, 04/15/23 (Call 01/15/23)	785	816,636
Devon Energy Corp., 8.25%, 08/01/23 (Call 06/01/23)(b)	35	38,859
Marathon Petroleum Corp., 4.75%, 12/15/23 (Call 10/15/23)(a)	60	64,468
Occidental Petroleum Corp., 2.70%, 02/15/23 (Call 11/15/22)	855	865,551
Range Resources Corp., 5.00%, 03/15/23 (Call 12/15/22)	675	693,765
Transocean Sentry Ltd., 5.38%, 05/15/23 (Call 11/29/21)(b)	441	433,330
Vantage Drilling International, 9.25%, 11/15/23 (Call 11/29/21)(b).	345	315,568
W&T Offshore Inc., 9.75%, 11/01/23 (Call 11/29/21)(b)	685	666,772

		4,436,739

Packaging & Containers — 4.0%
Ball Corp., 4.00%, 11/15/23	1,355	1,425,026
OI European Group BV, 4.00%, 03/15/23 (Call 12/15/22)(b)	395	403,331
Owens-Brockway Glass Container Inc., 5.88%, 08/15/23(a)(b)	905	953,399
Sealed Air Corp., 5.25%, 04/01/23 (Call 01/01/23)(b)	505	527,614

		3,309,370

Pharmaceuticals — 3.1%
AbbVie Inc., 3.75%, 11/14/23 (Call 10/14/23)	275	290,887
Cigna Corp.
3.00%, 07/15/23 (Call 05/16/23)	200	206,874
3.75%, 07/15/23 (Call 06/15/23)	55	57,752
CVS Health Corp.
3.70%, 03/09/23 (Call 02/09/23)	100	103,906
4.00%, 12/05/23 (Call 09/05/23)	160	169,480
Elanco Animal Health Inc., 5.27%, 08/28/23 (Call 07/28/23)(a)	1,035	1,102,379
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/23 (Call 07/23/23)	205	212,396
Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23 (Call 10/26/23)	200	214,062
Zoetis Inc., 3.25%, 02/01/23 (Call 11/01/22)	200	205,306

		2,563,042

Pipelines — 5.9%
Buckeye Partners LP, 4.15%, 07/01/23 (Call 04/01/23)	630	651,918
DCP Midstream Operating LP, 3.88%, 03/15/23 (Call 12/15/22)(a)	625	645,494
Enbridge Inc., 4.00%, 10/01/23 (Call 07/01/23)	200	210,536
Energy Transfer LP, Series 5Y, 4.20%, 09/15/23 (Call 08/15/23)	60	63,278
Energy Transfer LP/Regency Energy Finance Corp., 4.50%, 11/01/23 (Call 08/01/23)	250	264,415
EQM Midstream Partners LP, 4.75%, 07/15/23 (Call 06/15/23)	845	889,616
Kinder Morgan Energy Partners LP, 3.50%, 09/01/23 (Call 06/01/23)	200	208,282
MPLX LP, 4.50%, 07/15/23 (Call 04/15/23)	300	315,513
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50%, 11/01/23 (Call 11/29/21)	695	670,473
ONEOK Inc., 7.50%, 09/01/23 (Call 06/01/23)	100	110,259

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2023 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 05/15/23 (Call 11/29/21)(a)	$655	$637,715
Plains All American Pipeline LP/PAA Finance Corp., 3.85%, 10/15/23 (Call 07/15/23)	77	80,661
Williams Companies Inc. (The), 4.50%, 11/15/23 (Call 08/15/23).	200	212,720

		4,960,880

Real Estate — 1.6%
Newmark Group Inc., 6.13%, 11/15/23 (Call 10/15/23)	745	804,369
Realogy Group LLC/Realogy Co-Issuer Corp., 4.88%, 06/01/23 (Call 03/01/23)(b)	515	531,835

		1,336,204

Real Estate Investment Trusts — 2.7%
American Tower Corp., 3.00%, 06/15/23	200	207,326
Crown Castle International Corp., 3.15%, 07/15/23 (Call 06/15/23)	225	233,703
CubeSmart LP, 4.38%, 12/15/23 (Call 09/15/23)	15	15,970
EPR Properties, 5.25%, 07/15/23 (Call 11/12/21)	350	372,018
Essex Portfolio LP, 3.25%, 05/01/23 (Call 02/01/23)	15	15,476
GEO Group Inc. (The), 5.13%, 04/01/23 (Call 11/29/21)(a)	340	327,699
Service Properties Trust, 4.50%, 06/15/23 (Call 12/15/22)(a)	600	613,422
Starwood Property Trust Inc., 5.50%, 11/01/23 (Call 08/01/23)(b) .	425	446,088

		2,231,702

Retail — 3.1%
Brinker International Inc., 3.88%, 05/15/23	345	354,788
Macy’s Retail Holdings LLC, 2.88%, 02/15/23 (Call 11/15/22)	650	657,585
QVC Inc., 4.38%, 03/15/23	935	970,867
Starbucks Corp., 3.85%, 10/01/23 (Call 07/01/23)	100	105,294
Yum! Brands Inc., 3.88%, 11/01/23 (Call 08/01/23)(a)	480	503,112

		2,591,646

Semiconductors — 0.1%
Microchip Technology Inc., 2.67%, 09/01/23	40	41,252

Software — 0.7%
Fiserv Inc., 3.80%, 10/01/23 (Call 09/01/23)	45	47,484
Oracle Corp. 2.40%, 09/15/23 (Call 07/15/23)	355	364,787
2.63%, 02/15/23 (Call 01/15/23)	100	102,545
VMware Inc., 0.60%, 08/15/23	100	99,770

		614,586

Storage & Warehousing — 0.3%
Modulaire Global Finance 2 PLC, 10.00%, 08/15/23 (Call 11/09/21)(b)	275	281,936

Telecommunications — 8.4%
DKT Finance ApS, 9.38%, 06/17/23 (Call 11/09/21)(b)	415	422,171

Security	Par/ Shares (000)	Value

Telecommunications (continued)
Ligado Networks LLC, 15.50%, 11/01/23, (15.50% PIK)(b)(c)	$2,400	$1,967,885
Lumen Technologies Inc., Series W, 6.75%, 12/01/23	1,045	1,147,493
Rogers Communications Inc., 4.10%, 10/01/23 (Call 07/01/23)	200	210,808
Sprint Corp., 7.88%, 09/15/23(a)	2,174	2,413,401
VEON Holdings BV, 7.25%, 04/26/23 (Call 01/26/23)(d)	800	851,720

		7,013,478

Toys, Games & Hobbies — 0.4%
Mattel Inc., 3.15%, 03/15/23 (Call 12/15/22)	325	332,729

Transportation — 0.8%
Altera Infrastructure LP/Teekay Offshore Finance Corp., 8.50%, 07/15/23 (Call 11/15/21)(b)	625	471,656
Ryder System Inc., 3.88%, 12/01/23 (Call 11/01/23)	200	212,098

		683,754

Total Corporate Bonds & Notes — 96.8% (Cost: $80,505,121)		80,895,429

Short-Term Investments

Money Market Funds — 14.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(e)(f)(g)	5,907	5,910,354
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	5,780	5,780,000

		11,690,354

Total Short-Term Investments — 14.0% (Cost: $11,689,481)		11,690,354

Total Investments in Securities — 110.8% (Cost: $92,194,602)		92,585,783

Other Assets, Less Liabilities — (10.8)%		(9,039,319)

Net Assets — 100.0%		$83,546,464

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,632,308	$4,278,945	(a)	$—	$(804)	$(95)	$5,910,354	5,907	$15,375	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	778,000	5,002,000	(a)	—	—	—	5,780,000	5,780	110		—

					$(804)	$(95)	$11,690,354		$15,485		$—

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2023 Term High Yield and Income ETF

Affiliates (continued)

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$80,895,429	$—	$80,895,429
Money Market Funds	11,690,354	—	—	11,690,354

	$11,690,354	$80,895,429	$—	$92,585,783

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments October 31, 2021	iShares® iBonds® 2024 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 4.5%
Bombardier Inc., 7.50%, 12/01/24 (Call 11/29/21)(a)	$695	$723,467
Howmet Aerospace Inc., 5.13%, 10/01/24 (Call 07/01/24)	840	924,974
Triumph Group Inc. 6.25%, 09/15/24 (Call 11/29/21)(a)(b)	320	319,683
8.88%, 06/01/24 (Call 02/01/23)(a)	319	351,513

		2,319,637

Airlines — 1.4%
Delta Air Lines Inc., 2.90%, 10/28/24 (Call 09/28/24)	540	551,038
United Airlines Holdings Inc., 5.00%, 02/01/24	180	186,984

		738,022

Apparel — 1.6%
Hanesbrands Inc., 4.63%, 05/15/24 (Call 02/15/24)(a)	580	606,396
Michael Kors USA Inc., 4.50%, 11/01/24 (Call 09/01/24)(a)	205	217,031

		823,427

Auto Manufacturers — 3.2%
Ford Motor Credit Co. LLC 3.66%, 09/08/24	295	306,048
3.81%, 01/09/24 (Call 11/09/23)(b)	245	253,065
4.06%, 11/01/24 (Call 10/01/24)	495	519,735
5.58%, 03/18/24 (Call 02/18/24)	545	587,210

		1,666,058

Auto Parts & Equipment — 0.3%
Cooper-Standard Automotive Inc., 13.00%, 06/01/24 (Call 06/01/22)(a)	150	163,740

Banks — 4.0%
CIT Group Inc., 4.75%, 02/16/24 (Call 11/16/23)	360	383,425
Freedom Mortgage Corp., 8.13%, 11/15/24 (Call 11/29/21)(a)	250	252,538
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)	1,340	1,444,225

		2,080,188

Chemicals — 3.9%
Cornerstone Chemical Co., 6.75%, 08/15/24 (Call 11/29/21)(a)	230	206,887
INEOS Group Holdings SA, 5.63%, 08/01/24 (Call 11/09/21)(a)	280	280,294
Methanex Corp., 4.25%, 12/01/24 (Call 09/01/24)	210	222,583
OCI NV, 5.25%, 11/01/24 (Call 11/01/21)(a)	250	256,563
Rayonier AM Products Inc., 5.50%, 06/01/24 (Call 11/29/21)(a)	300	297,003
TPC Group Inc., 10.50%, 08/01/24 (Call 11/29/21)(a)	505	457,575
WR Grace Holdings LLC, 5.63%, 10/01/24(a)	255	273,590

		1,994,495

Coal — 0.4%
Warrior Met Coal Inc., 8.00%, 11/01/24 (Call 11/29/21)(a)	185	188,380

Commercial Services — 1.4%
IHS Markit Ltd., 3.63%, 05/01/24 (Call 04/01/24)	240	253,358
Prime Security Services Borrower LLC/Prime Finance Inc., 5.25%, 04/15/24(a)(b)	460	489,399

		742,757

Computers — 2.2%
Dell International LLC/EMC Corp., 7.13%, 06/15/24 (Call 11/02/21)(a)	450	458,014
Diebold Nixdorf Inc., 8.50%, 04/15/24 (Call 11/29/21)(b)	240	240,389
Flexential Intermediate Corp., 11.25%, 08/01/24 (Call 11/30/21)(a)	125	132,500
Seagate HDD Cayman, 4.88%, 03/01/24 (Call 01/01/24)	300	320,067

		1,150,970

Distribution & Wholesale — 0.6%
Wolverine Escrow LLC, 8.50%, 11/15/24 (Call 11/29/21)(a)(b)	329	305,141

Security	Par (000)	Value

Diversified Financial Services — 8.1%
ASG Finance Designated Activity Co., 7.88%, 12/03/24 (Call 12/03/21)(a)	$200	$196,046
CNG Holdings Inc., 12.50%, 06/15/24 (Call 11/29/21)(a)	85	81,022
Enova International Inc., 8.50%, 09/01/24 (Call 11/29/21)(a)	150	152,604
Global Aircraft Leasing Co. Ltd., 6.50%, 09/15/24 (Call 11/29/21), (7.25% PIK)(a)(c)	1,113	1,080,027
goeasy Ltd., 5.38%, 12/01/24 (Call 12/01/21)(a)	320	329,066
Navient Corp. 5.88%, 10/25/24	350	374,076
6.13%, 03/25/24	540	577,822
OneMain Finance Corp., 6.13%, 03/15/24 (Call 09/15/23)	930	989,139
VistaJet Malta Finance PLC/XO Management Holding Inc., 10.50%, 06/01/24 (Call 06/01/22)(a)	385	415,361

		4,195,163

Electric — 0.9%
NextEra Energy Operating Partners LP 4.25%, 07/15/24 (Call 04/15/24)(a)	415	439,091
4.25%, 09/15/24 (Call 07/15/24)(a)	5	5,306

		444,397

Electronics — 0.5%
Sensata Technologies BV, 5.63%, 11/01/24(a)	235	259,125

Engineering & Construction — 0.5%
Fluor Corp., 3.50%, 12/15/24 (Call 09/15/24)(b)	250	261,240

Entertainment — 3.2%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/24 (Call 11/29/21)(b)	270	272,368
Jacobs Entertainment Inc., 7.88%, 02/01/24 (Call 11/29/21)(a)	220	226,600
Live Nation Entertainment Inc., 4.88%, 11/01/24 (Call 11/29/21)(a)	345	349,054
Mohegan Gaming & Entertainment, 7.88%, 10/15/24 (Call 11/15/21)(a)	200	207,590
Six Flags Entertainment Corp., 4.88%, 07/31/24 (Call 11/29/21)(a)	600	607,284

		1,662,896

Environmental Control — 0.7%
Stericycle Inc., 5.38%, 07/15/24 (Call 11/15/21)(a)	360	370,307

Food — 0.8%
Lamb Weston Holdings Inc., 4.63%, 11/01/24 (Call 11/18/21)(a)	405	414,846

Gas — 0.9%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.63%, 05/20/24 (Call 03/20/24)	405	437,947

Health Care - Services — 1.8%
Magellan Health Inc., 4.90%, 09/22/24 (Call 07/22/24)	215	235,463
Tenet Healthcare Corp. 4.63%, 07/15/24 (Call 11/29/21)	245	248,234
4.63%, 09/01/24 (Call 11/15/21)(a)	425	434,822

		918,519

Holding Companies - Diversified — 2.9%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.75%, 09/15/24 (Call 06/15/24)	750	777,397
6.75%, 02/01/24 (Call 11/29/21)	250	253,198
Stena AB, 7.00%, 02/01/24(a)(b)	235	243,223
Stena International SA, 5.75%, 03/01/24(a)	225	232,641

		1,506,459

Home Builders — 1.3%
Lennar Corp. 4.50%, 04/30/24 (Call 01/31/24)	60	64,424

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2024 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders (continued)
5.88%, 11/15/24 (Call 05/15/24)	$35	$39,011
MDC Holdings Inc., 5.50%, 01/15/24 (Call 10/15/23)	50	53,739
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., 5.63%, 03/01/24 (Call 12/01/23)(a)(b)	210	224,637
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24 .	270	298,145

		679,956

Insurance — 1.1%
Genworth Holdings Inc., 4.80%, 02/15/24	230	235,136
Radian Group Inc., 4.50%, 10/01/24 (Call 07/01/24)(b)	315	334,048

		569,184

Internet — 0.6%
Netflix Inc., 5.75%, 03/01/24	280	308,339

Iron & Steel — 0.6%
ArcelorMittal SA, 3.60%, 07/16/24	115	121,299
Infrabuild Australia Pty Ltd., 12.00%, 10/01/24 (Call 11/29/21)(a)(b)	190	201,569

		322,868

Leisure Time — 1.6%
NCL Corp. Ltd. 3.63%, 12/15/24 (Call 12/15/21)(a)(b)	345	327,060
12.25%, 05/15/24 (Call 02/15/24)(a)	405	477,884

		804,944

Lodging — 3.6%
Arrow Bidco LLC, 9.50%, 03/15/24 (Call 11/29/21)(a)	195	198,910
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc., 6.13%, 12/01/24 (Call 12/01/21)	120	124,103
MGM China Holdings Ltd., 5.38%, 05/15/24 (Call 11/09/21)(a)	460	460,966
Travel + Leisure Co., 5.65%, 04/01/24 (Call 02/01/24)	195	211,359
Universal Entertainment Corp., 8.50%, 12/11/24 (Call 12/11/23)(a)	450	470,056
Wynn Macau Ltd., 4.88%, 10/01/24 (Call 11/09/21)(a)	400	379,432

		1,844,826

Machinery — 0.8%
Maxim Crane Works Holdings Capital LLC, 10.13%, 08/01/24 (Call 11/29/21)(a)	136	139,806
Welbilt Inc., 9.50%, 02/15/24 (Call 11/29/21)(b)	290	297,836

		437,642

Manufacturing — 1.1%
FXI Holdings Inc., 7.88%, 11/01/24 (Call 11/29/21)(a)	300	305,592
Trinity Industries Inc., 4.55%, 10/01/24 (Call 07/01/24)	265	280,950

		586,542

Media — 5.5%
AMC Networks Inc., 5.00%, 04/01/24 (Call 11/29/21)	233	235,684
Cengage Learning Inc., 9.50%, 06/15/24 (Call 11/29/21)(a)(b)	370	379,254
CSC Holdings LLC, 5.25%, 06/01/24	455	478,305
DISH DBS Corp., 5.88%, 11/15/24	1,280	1,365,875
TEGNA Inc., 5.50%, 09/15/24 (Call 11/29/21)(a)(b)	11	11,130
Videotron Ltd., 5.38%, 06/15/24 (Call 03/15/24)(a)	360	386,982

		2,857,230

Mining — 2.3%
Compass Minerals International Inc., 4.88%, 07/15/24 (Call 05/15/24)(a)	150	156,868
FMG Resources August 2006 Pty Ltd., 5.13%, 05/15/24 (Call 02/15/24)(a)	465	495,760
Freeport-McMoRan Inc., 4.55%, 11/14/24 (Call 08/14/24)(b)	480	518,789

		1,171,417

Security	Par (000)	Value

Office & Business Equipment — 1.2%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24 (Call 06/01/24)	$230	$251,995
Pitney Bowes Inc., 4.63%, 03/15/24 (Call 12/15/23)	160	168,624
Xerox Corp., 3.80%, 05/15/24(b)	190	197,756

		618,375

Oil & Gas — 8.1%
Baytex Energy Corp., 5.63%, 06/01/24 (Call 11/29/21)(a)	113	113,880
Callon Petroleum Co., 6.13%, 10/01/24 (Call 11/29/21)	276	271,366
Continental Resources Inc./OK, 3.80%, 06/01/24 (Call 03/01/24)	665	698,549
Devon Energy Corp., 5.25%, 09/15/24 (Call 06/15/24)(a)	70	76,832
Ensign Drilling Inc., 9.25%, 04/15/24 (Call 11/29/21)(a)	225	222,622
Murphy Oil Corp., 6.88%, 08/15/24 (Call 11/29/21)(b)	232	236,673
Occidental Petroleum Corp. 2.90%, 08/15/24 (Call 07/15/24)	980	998,110
6.95%, 07/01/24	350	394,009
Ovintiv Exploration Inc., 5.63%, 07/01/24	600	660,252
PDC Energy Inc., 6.13%, 09/15/24 (Call 11/29/21)	240	243,679
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 11/29/21)(a)	298	293,329

		4,209,301

Oil & Gas Services — 3.1%
Oceaneering International Inc., 4.65%, 11/15/24 (Call 08/15/24) .	300	311,814
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24 (Call 11/29/21)(a)	202	205,598
Transocean Proteus Ltd., 6.25%, 12/01/24 (Call 11/29/21)(a)	206	208,302
Weatherford International Ltd., 11.00%, 12/01/24 (Call 12/01/21)(a)	837	872,572

		1,598,286

Packaging & Containers — 3.1%
Graphic Packaging International LLC, 4.13%, 08/15/24 (Call 05/15/24)	210	222,304
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24 (Call 11/29/21)(a)	885	885,912
Sealed Air Corp., 5.13%, 12/01/24 (Call 09/01/24)(a)(b)	270	290,976
Trident TPI Holdings Inc., 9.25%, 08/01/24 (Call 11/09/21)(a)	205	214,858

		1,614,050

Pharmaceuticals — 1.2%
Endo Dac/Endo Finance LLC/Endo Finco Inc., 5.88%, 10/15/24 (Call 11/29/21)(a)	170	165,078
Perrigo Finance Unlimited Co., 3.90%, 12/15/24 (Call 09/15/24) .	425	450,194

		615,272

Pipelines — 2.6%
Buckeye Partners LP, 4.35%, 10/15/24 (Call 07/15/24)(b)	230	240,911
EnLink Midstream Partners LP, 4.40%, 04/01/24 (Call 01/01/24)(b)	315	329,185
EQM Midstream Partners LP, 4.00%, 08/01/24 (Call 05/01/24)(b).	310	321,842
Genesis Energy LP/Genesis Energy Finance Corp., 5.63%, 06/15/24 (Call 11/29/21)	205	203,989
Southeast Supply Header LLC, 4.25%, 06/15/24 (Call 03/15/24)(a)	235	244,487

		1,340,414

Real Estate Investment Trusts — 5.3%
Diversified Healthcare Trust, 4.75%, 05/01/24 (Call 11/01/23)(b)	185	191,234
iStar Inc., 4.75%, 10/01/24 (Call 07/01/24)	465	491,724
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., 5.63%, 05/01/24 (Call 02/01/24)	630	683,701
SBA Communications Corp., 4.88%, 09/01/24 (Call 11/08/21)	385	389,809
Service Properties Trust 4.35%, 10/01/24 (Call 09/01/24)	495	498,826
4.65%, 03/15/24 (Call 09/15/23)	210	211,993

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2024 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC, 7.13%, 12/15/24 (Call 12/15/21)(a)	$265	$271,718

		2,739,005

Retail — 3.9%
Bed Bath & Beyond Inc., 3.75%, 08/01/24 (Call 05/01/24)(b)	195	198,799
Brinker International Inc., 5.00%, 10/01/24 (Call 07/01/24)(a)(b)	225	238,333
Golden Nugget Inc., 6.75%, 10/15/24 (Call 11/29/21)(a)	670	672,465
Macy’s Retail Holdings LLC, 3.63%, 06/01/24 (Call 03/01/24)(b)	215	222,106
Nordstrom Inc., 2.30%, 04/08/24 (Call 04/08/22)	150	150,606
QVC Inc., 4.85%, 04/01/24	360	385,891
TPro Acquisition Corp., 11.00%, 10/15/24 (Call 11/29/21)(a)	145	157,872

		2,026,072

Software — 0.9%
Blackboard Inc., 10.38%, 11/15/24 (Call 11/15/21)(a)(b)	125	131,841
CDK Global Inc., 5.00%, 10/15/24 (Call 07/15/24)	300	332,667

		464,508

Telecommunications — 7.3%
Cincinnati Bell Inc., 7.00%, 07/15/24 (Call 11/29/21)(a)	375	381,371
Lumen Technologies Inc., Series Y, 7.50%, 04/01/24
(Call 01/01/24)(b)	650	715,702
Sprint Corp., 7.13%, 06/15/24	1,485	1,677,753
Telecom Italia SpA/Milano, 5.30%, 05/30/24(a)	935	995,972

		3,770,798

Total Corporate Bonds & Notes — 99.0% (Cost: $50,586,282)		51,222,743

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 9.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(d)(e)(f)	4,144	$4,145,592
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	610	610,000

		4,755,592

Total Short-Term Investments — 9.2% (Cost: $4,755,028)		4,755,592

Total Investments in Securities — 108.2% (Cost: $55,341,310)		55,978,335

Other Assets, Less Liabilities — (8.2)%		(4,250,906)

Net Assets — 100.0%		$51,727,429

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$939,588	$3,206,383	(a)	$—	$(337)	$(42)	$4,145,592	4,144	$13,406	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	340,000	270,000	(a)	—	—	—	610,000	610	102		—

					$(337)	$(42)	$4,755,592		$13,508		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$51,222,743	$—	$51,222,743
Money Market Funds	4,755,592	—	—	4,755,592

	$4,755,592	$51,222,743	$—	$55,978,335

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® iBonds® 2025 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.4%
Clear Channel International BV, 6.63%, 08/01/25 (Call 02/01/22)(a)	$75	$78,045
Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 06/15/25 (Call 06/15/22)(a)	80	84,016

		162,061

Aerospace & Defense — 3.8%
Bombardier Inc., 7.50%, 03/15/25 (Call 11/29/21)(a)(b)	295	302,655
Hexcel Corp., 4.95%, 08/15/25 (Call 05/15/25)	60	65,853
Howmet Aerospace Inc., 6.88%, 05/01/25 (Call 04/01/25)	210	243,512
Kratos Defense & Security Solutions Inc., 6.50%, 11/30/25 (Call 11/29/21)(a)	60	62,058
Rolls-Royce PLC, 3.63%, 10/14/25 (Call 07/14/25)(a)	185	188,963
Spirit AeroSystems Inc.
5.50%, 01/15/25 (Call 10/15/22)(a)	95	99,259
7.50%, 04/15/25 (Call 04/15/22)(a)	215	227,010
TransDigm Inc., 8.00%, 12/15/25 (Call 04/08/22)(a)	210	223,362
Triumph Group Inc., 7.75%, 08/15/25 (Call 11/29/21)(b)	100	101,636

		1,514,308

Airlines — 2.3%
American Airlines Group Inc., 3.75%, 03/01/25(a)(b)	95	86,691
American Airlines Inc., 11.75%, 07/15/25(a)	470	582,231
American Airlines Pass Through Trust, Series 2013-1, Class A, 4.00%, 07/15/25	52	50,681
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (Call 09/20/23)(a)	96	107,469
U.S. Airways Pass Through Trust, Series 2013-1, Class A, 3.95%, 11/15/25	41	41,630
United Airlines Holdings Inc., 4.88%, 01/15/25(b)	60	62,040

		930,742

Apparel — 0.6%
Hanesbrands Inc., 5.38%, 05/15/25 (Call 05/15/22)(a)	125	130,191
William Carter Co. (The), 5.50%, 05/15/25 (Call 05/15/22)(a)	95	99,406

		229,597

Auto Manufacturers — 3.9%
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(a)	225	246,940
Ford Motor Co., 9.00%, 04/22/25 (Call 03/22/25)	420	505,096
Ford Motor Credit Co. LLC
3.38%, 11/13/25 (Call 10/13/25)	220	226,072
4.13%, 08/04/25	155	163,734
4.69%, 06/09/25 (Call 04/09/25)	65	69,509
5.13%, 06/16/25 (Call 05/16/25)	200	217,220
Jaguar Land Rover Automotive PLC, 7.75%, 10/15/25 (Call 10/15/22)(a)	125	134,956

		1,563,527

Auto Parts & Equipment — 1.9%
Adient U.S. LLC, 9.00%, 04/15/25 (Call 04/15/22)(a)	110	117,878
BorgWarner Inc., 5.00%, 10/01/25(a)	40	45,183
Clarios Global LP, 6.75%, 05/15/25 (Call 05/15/22)(a)	90	94,781
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 11/29/21)(a)	60	61,787
Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/25 (Call 05/31/22)	155	168,775
Meritor Inc., 6.25%, 06/01/25 (Call 06/01/22)(a)	70	73,414
ZF North America Capital Inc., 4.75%, 04/29/25(a)	175	189,114

		750,932

Banks — 1.3%
CIT Group Inc., 5.25%, 03/07/25 (Call 12/07/24)	105	115,566
Deutsche Bank AG, 4.50%, 04/01/25	290	310,900

Security	Par (000)	Value

Banks (continued)
Freedom Mortgage Corp., 8.25%, 04/15/25 (Call 11/29/21)(a)	$98	$99,228

		525,694

Building Materials — 0.9%
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25 (Call 07/15/22)(a)	95	101,218
Jeld-Wen Inc.
4.63%, 12/15/25 (Call 11/29/21)(a)	75	75,866
6.25%, 05/15/25 (Call 05/15/22)(a)(b)	70	73,799
Koppers Inc., 6.00%, 02/15/25 (Call 11/29/21)(a)	95	97,267

		348,150

Chemicals — 1.5%
Kraton Polymers LLC/Kraton Polymers Capital Corp., 4.25%, 12/15/25 (Call 12/15/22)(a)(b)	75	77,494
OCI NV, 4.63%, 10/15/25 (Call 10/15/22)(a)	65	67,616
Olin Corp., 9.50%, 06/01/25 (Call 03/01/25)(a)	85	104,785
Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 04/01/25 (Call 11/29/21)(a)	90	91,877
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., 5.38%, 09/01/25 (Call 11/29/21)(a)(b)	80	81,502
Tronox Inc., 6.50%, 05/01/25 (Call 05/01/22)(a)	100	105,032
Venator Finance Sarl/Venator Materials LLC, 5.75%, 07/15/25 (Call 11/29/21)(a)(b)	75	70,091

		598,397

Coal — 0.1%
Natural Resource Partners LP/NRP Finance Corp., 9.13%, 06/30/25 (Call 11/29/21)(a)	40	40,203

Commercial Services — 2.7%
Aptim Corp., 7.75%, 06/15/25 (Call 11/15/21)(a)	75	60,792
Brink’s Co. (The), 5.50%, 07/15/25 (Call 07/15/22)(a)	65	68,197
IHS Markit Ltd., 4.75%, 02/15/25 (Call 11/15/24)(a)	200	219,280
Jaguar Holding Co. II/PPD Development LP, 4.63%, 06/15/25 (Call 06/15/22)(a)	95	98,913
Nielsen Co Luxembourg SARL (The), 5.00%, 02/01/25 (Call 11/29/21)(a)(b)	90	91,706
Ritchie Bros. Auctioneers Inc., 5.38%, 01/15/25 (Call 11/29/21)(a)	70	71,400
Sabre GLBL Inc.
7.38%, 09/01/25 (Call 09/01/22)(a)	175	186,328
9.25%, 04/15/25 (Call 03/16/25)(a)	145	167,562
Team Health Holdings Inc., 6.38%, 02/01/25 (Call 11/15/21)(a)(b) .	135	120,471

		1,084,649

Computers — 0.8%
Diebold Nixdorf Inc., 9.38%, 07/15/25 (Call 07/15/22)(a)	130	139,988
Seagate HDD Cayman, 4.75%, 01/01/25(b)	95	102,640
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25 (Call 06/01/22)(a)	70	73,281

		315,909

Distribution & Wholesale — 1.0%
Avient Corp., 5.75%, 05/15/25 (Call 05/15/22)(a)	115	120,576
G-III Apparel Group Ltd., 7.88%, 08/15/25 (Call 08/15/22)(a)	80	85,303
KAR Auction Services Inc., 5.13%, 06/01/25 (Call 11/29/21)(a)	180	180,846

		386,725

Diversified Financial Services — 4.6%
Ally Financial Inc., 5.75%, 11/20/25 (Call 10/21/25)	200	226,876
Enact Holdings Inc., 6.50%, 08/15/25 (Call 02/15/25)(a)	135	148,388
Enova International Inc., 8.50%, 09/15/25 (Call 11/29/21)(a)	75	77,223
Finance of America Funding LLC, 7.88%, 11/15/25 (Call 11/15/22)(a)(b)	70	67,637
LD Holdings Group LLC, 6.50%, 11/01/25 (Call 11/01/22)(a)	95	93,127
Navient Corp., 6.75%, 06/25/25(b)	90	99,000

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2025 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
OneMain Finance Corp. 6.88%, 03/15/25	$235	$262,746
8.88%, 06/01/25 (Call 06/01/22)	265	286,616
PennyMac Financial Services Inc., 5.38%, 10/15/25 (Call 10/15/22)(a)	125	128,936
PRA Group Inc., 7.38%, 09/01/25 (Call 09/01/22)(a)(b)	55	58,786
Provident Funding Associates LP/PFG Finance Corp., 6.38%, 06/15/25 (Call 11/29/21)(a)	65	65,371
SLM Corp., 4.20%, 10/29/25 (Call 09/29/25)	90	95,173
StoneX Group Inc., 8.63%, 06/15/25 (Call 06/15/22)(a)	60	63,832
United Wholesale Mortgage LLC, 5.50%, 11/15/25 (Call 11/15/22)(a)	150	149,369

		1,823,080

Electric — 1.0%
DPL Inc., 4.13%, 07/01/25 (Call 04/01/25)	80	84,770
Drax Finco PLC, 6.63%, 11/01/25 (Call 11/09/21)(a)	85	87,800
FirstEnergy Corp., 2.05%, 03/01/25 (Call 02/01/25)	65	65,422
FirstEnergy Transmission LLC, 4.35%, 01/15/25 (Call 10/15/24)(a)	110	119,144
Midland Cogeneration Venture LP, 6.00%, 03/15/25(a)(b)	12	12,148
NSG Holdings LLC/NSG Holdings Inc., 7.75%, 12/15/25(a)	12	13,436

		382,720

Electrical Components & Equipment — 0.7%
WESCO Distribution Inc., 7.13%, 06/15/25 (Call 06/15/22)(a)	260	276,601

Electronics — 0.6%
Brightstar Escrow Corp., 9.75%, 10/15/25 (Call 10/15/22)(a)	70	75,065
Sensata Technologies BV, 5.00%, 10/01/25(a)	140	153,335

		228,400

Engineering & Construction — 1.2%
Artera Services LLC, 9.03%, 12/04/25 (Call 02/04/23)(a)	185	199,130
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 11/29/21)(a)(b)	180	180,014
Tutor Perini Corp., 6.88%, 05/01/25 (Call 11/15/21)(a)(b)	110	112,141

		491,285

Entertainment — 5.8%
AMC Entertainment Holdings Inc., 10.50%, 04/15/25 (Call 04/15/22)(a)	95	101,940
Banijay Entertainment SASU, 5.38%, 03/01/25 (Call 03/01/22)(a)	70	72,050
Caesars Entertainment Inc., 6.25%, 07/01/25 (Call 07/01/22)(a)	640	673,670
Caesars Resort Collection LLC/CRC Finco Inc., 5.75%, 07/01/25 (Call 07/01/22)(a)	195	204,857
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25 (Call 05/01/22)(a)	185	192,398
Cinemark USA Inc., 8.75%, 05/01/25 (Call 05/01/22)(a)	60	64,354
International Game Technology PLC, 6.50%, 02/15/25 (Call 08/15/24)(a)	205	227,817
Powdr Corp., 6.00%, 08/01/25 (Call 08/01/22)(a)	50	52,300
Scientific Games International Inc. 5.00%, 10/15/25 (Call 11/29/21)(a)	205	211,203
8.63%, 07/01/25 (Call 07/01/22)(a)	100	108,089
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 07/01/22)(a)	140	148,893
Vail Resorts Inc., 6.25%, 05/15/25 (Call 05/15/22)(a)(b)	110	115,922
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.75%, 04/15/25 (Call 04/15/22)(a)	120	126,433

		2,299,926

Environmental Control — 0.9%
Covanta Holding Corp., 5.88%, 07/01/25 (Call 11/29/21)	45	46,462
GFL Environmental Inc. 3.75%, 08/01/25 (Call 08/01/22)(a)	140	143,948

Security	Par (000)	Value

Environmental Control (continued)
4.25%, 06/01/25 (Call 06/01/22)(a)	$105	$108,273
Tervita Corp., 11.00%, 12/01/25 (Call 12/01/23)(a)	56	64,281

		362,964

Food — 1.6%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC, 5.75%, 03/15/25 (Call 11/01/21)	13	13,187
B&G Foods Inc., 5.25%, 04/01/25 (Call 11/29/21)	175	179,100
Chobani LLC/Chobani Finance Corp. Inc., 7.50%, 04/15/25 (Call 11/29/21)(a)	75	77,957
Del Monte Foods Inc., 11.88%, 05/15/25 (Call 05/15/22)(a)	90	101,048
Performance Food Group Inc., 6.88%, 05/01/25 (Call 05/01/22)(a)	65	68,601
U.S. Foods Inc., 6.25%, 04/15/25 (Call 04/15/22)(a)	195	204,666

		644,559

Food Service — 1.2%
Aramark Services Inc. 5.00%, 04/01/25 (Call 11/29/21)(a)(b)	100	102,343
6.38%, 05/01/25 (Call 05/01/22)(a)	355	373,677

		476,020

Forest Products & Paper — 0.1%
Clearwater Paper Corp., 5.38%, 02/01/25(a)	50	54,096

Gas — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.50%, 05/20/25 (Call 02/20/25)	135	146,543

Hand & Machine Tools — 0.1%
Werner FinCo LP/Werner FinCo Inc., 8.75%, 07/15/25 (Call 11/09/21)(a)	40	41,722

Health Care - Products — 0.0%
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 7.38%, 06/01/25 (Call 06/01/22)(a)	18	18,901

Health Care - Services — 5.1%
Air Methods Corp., 8.00%, 05/15/25 (Call 11/29/21)(a)	90	69,064
Akumin Inc., 7.00%, 11/01/25 (Call 11/01/22)(a)(b)	90	86,001
CHS/Community Health Systems Inc., 6.63%, 02/15/25 (Call 02/15/22)(a)	267	278,705
Encompass Health Corp., 5.75%, 09/15/25 (Call 11/29/21)	65	66,588
Global Medical Response Inc., 6.50%, 10/01/25 (Call 11/03/21)(a)	105	104,219
HCA Inc. 5.38%, 02/01/25	535	595,139
7.69%, 06/15/25	50	60,143
Legacy LifePoint Health LLC, 6.75%, 04/15/25 (Call 04/15/22)(a)(b)	110	115,501
ModivCare Inc., 5.88%, 11/15/25 (Call 11/15/22)(a)	90	94,568
Prime Healthcare Services Inc., 7.25%, 11/01/25 (Call 11/01/22)(a)	170	181,382
RP Escrow Issuer LLC, 5.25%, 12/15/25 (Call 12/15/22)(a)	150	150,099
Surgery Center Holdings Inc., 6.75%, 07/01/25 (Call 11/29/21)(a)(b)	65	66,344
Tenet Healthcare Corp., 7.50%, 04/01/25 (Call 04/01/22)(a)	135	143,247

		2,011,000

Holding Companies - Diversified — 0.7%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.38%, 12/15/25 (Call 11/29/21)	230	234,761
Stena International SA, 6.13%, 02/01/25 (Call 02/01/22)(a)	60	61,784

		296,545

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2025 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders — 0.9%
Empire Communities Corp., 7.00%, 12/15/25 (Call 12/15/22)(a)	$75	$78,040
Meritage Homes Corp., 6.00%, 06/01/25 (Call 03/01/25)	65	72,814
New Home Co. Inc. (The), 7.25%, 10/15/25 (Call 10/15/22)(a)	55	56,818
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 06/15/22)(a)	98	103,210
Toll Brothers Finance Corp., 4.88%, 11/15/25 (Call 08/15/25)	60	66,387

		377,269

Household Products & Wares — 0.1%
Spectrum Brands Inc., 5.75%, 07/15/25 (Call 11/29/21)	50	51,272

Housewares — 0.8%
American Greetings Corp., 8.75%, 04/15/25 (Call 11/29/21)(a)	50	52,051
CD&R Smokey Buyer Inc., 6.75%, 07/15/25 (Call 07/15/22)(a)	135	142,987
Newell Brands Inc., 4.88%, 06/01/25 (Call 05/01/25)	95	104,015

		299,053

Insurance — 1.4%
Acrisure LLC/Acrisure Finance Inc., 7.00%, 11/15/25 (Call 11/29/21)(a)	170	171,945
AssuredPartners Inc., 7.00%, 08/15/25 (Call 11/29/21)(a)	90	91,222
NMI Holdings Inc., 7.38%, 06/01/25 (Call 03/30/25)(a)	65	74,724
Radian Group Inc., 6.63%, 03/15/25 (Call 09/15/24)	100	111,679
USI Inc./NY, 6.88%, 05/01/25 (Call 11/29/21)(a)	105	106,474

		556,044

Internet — 2.1%
Netflix Inc. 3.63%, 06/15/25 (Call 03/15/25)(a)	185	196,742
5.88%, 02/15/25	135	152,959
NortonLifeLock Inc., 5.00%, 04/15/25 (Call 11/09/21)(a)	125	126,659
TripAdvisor Inc., 7.00%, 07/15/25 (Call 07/15/22)(a)	95	100,766
Uber Technologies Inc., 7.50%, 05/15/25 (Call 05/15/22)(a)	185	197,149
VeriSign Inc., 5.25%, 04/01/25 (Call 01/01/25)	40	44,659

		818,934

Iron & Steel — 0.5%
Cleveland-Cliffs Inc., 9.88%, 10/17/25 (Call 10/17/22)(a)	186	212,866

Leisure Time — 1.4%
Constellation Merger Sub Inc., 8.50%, 09/15/25 (Call 11/29/21)(a)	85	81,645
Royal Caribbean Cruises Ltd., 11.50%, 06/01/25 (Call 06/01/22)(a)	261	297,130
Viking Cruises Ltd. 6.25%, 05/15/25 (Call 11/29/21)(a)(b)	50	49,892
13.00%, 05/15/25 (Call 05/15/22)(a)	125	143,312

		571,979

Lodging — 3.7%
Boyd Gaming Corp., 8.63%, 06/01/25 (Call 06/01/22)(a)	110	118,975
Hilton Domestic Operating Co. Inc., 5.38%, 05/01/25 (Call 05/01/22)(a)	90	93,909
Marriott Ownership Resorts Inc., 6.13%, 09/15/25 (Call 05/15/22)(a)	48	50,414
Melco Resorts Finance Ltd., 4.88%, 06/06/25 (Call 11/29/21)(b)(c)	125	123,495
MGM China Holdings Ltd., 5.25%, 06/18/25 (Call 06/18/22)(a)	50	49,365
MGM Resorts International 5.75%, 06/15/25 (Call 03/15/25)	175	189,733
6.75%, 05/01/25 (Call 05/01/22)	155	163,497
Studio City Finance Ltd., 6.00%, 07/15/25 (Call 07/15/22)(a)	200	195,244
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/25 (Call 11/29/21)(a)	55	54,559
Travel + Leisure Co., 6.60%, 10/01/25 (Call 07/01/25)	60	66,986

Security	Par (000)	Value

Lodging (continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/25 (Call 12/01/24)(a)	$350	$356,080

		1,462,257

Machinery — 0.3%
Clark Equipment Co., 5.88%, 06/01/25 (Call 06/01/22)(a)(b)	25	26,099
Husky III Holding Ltd. , 13.00%, 02/15/25 (Call 11/29/21), (13.75% PIK)(a)(d)	90	95,412

		121,511

Manufacturing — 0.2%
Hillenbrand Inc., 5.75%, 06/15/25 (Call 06/15/22)	80	84,186

Media — 1.6%
AMC Networks Inc., 4.75%, 08/01/25 (Call 11/29/21)(b)	140	143,475
Houghton Mifflin Harcourt Publishers Inc., 9.00%, 02/15/25 (Call 02/15/22)(a)	55	58,312
Meredith Corp., 6.50%, 07/01/25 (Call 12/01/21)	70	74,680
Univision Communications Inc. 5.13%, 02/15/25 (Call 11/09/21)(a)	205	208,671
9.50%, 05/01/25 (Call 05/01/22)(a)	130	141,227

		626,365

Mining — 0.5%
Arconic Corp., 6.00%, 05/15/25 (Call 05/15/22)(a)	170	178,507
New Gold Inc., 6.38%, 05/15/25 (Call 11/29/21)(a)	8	8,220

		186,727

Office & Business Equipment — 0.6%
CDW LLC/CDW Finance Corp., 4.13%, 05/01/25 (Call 05/01/22)	85	87,642
Xerox Holdings Corp., 5.00%, 08/15/25 (Call 07/15/25)(a)	130	134,954

		222,596

Oil & Gas — 8.3%
Antero Resources Corp., 5.00%, 03/01/25 (Call 11/29/21)(b)	110	111,972
Apache Corp., 4.63%, 11/15/25 (Call 08/15/25)	90	96,926
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25 (Call 11/29/21)(a)	100	108,639
Cenovus Energy Inc., 5.38%, 07/15/25 (Call 04/15/25)	70	78,649
Comstock Resources Inc., 7.50%, 05/15/25 (Call 11/29/21)(a)	19	19,694
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 11/29/21)(a)(b)	225	230,243
CVR Energy Inc., 5.25%, 02/15/25 (Call 02/15/22)(a)	105	103,791
Endeavor Energy Resources LP/EER Finance Inc., 6.63%, 07/15/25 (Call 07/15/22)(a)(b)	120	126,550
EQT Corp., 6.63%, 02/01/25 (Call 01/01/25)	190	213,796
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75%, 10/01/25 (Call 11/15/21)(a)	50	51,025
Laredo Petroleum Inc., 9.50%, 01/15/25 (Call 01/15/22)	120	123,408
MEG Energy Corp., 6.50%, 01/15/25 (Call 11/29/21)(a)	73	74,756
Murphy Oil Corp., 5.75%, 08/15/25 (Call 11/29/21)(b)	130	133,424
Nabors Industries Inc., 5.75%, 02/01/25 (Call 11/01/24)	115	109,322
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (Call 11/29/21)(a)	150	153,218
Occidental Petroleum Corp. 3.50%, 06/15/25 (Call 03/15/25)	110	113,620
5.50%, 12/01/25 (Call 09/01/25)	130	142,930
5.88%, 09/01/25 (Call 06/01/25)	215	238,650
8.00%, 07/15/25 (Call 04/15/25)	80	94,634
Par Petroleum LLC/Par Petroleum Finance Corp., 7.75%, 12/15/25 (Call 11/29/21)(a)	55	55,356
PBF Holding Co. LLC/PBF Finance Corp. 7.25%, 06/15/25 (Call 11/29/21)	150	117,479
9.25%, 05/15/25 (Call 05/15/22)(a)	220	213,468
Range Resources Corp., 4.88%, 05/15/25 (Call 02/15/25)	145	151,540

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2025 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
SM Energy Co. 5.63%, 06/01/25 (Call 11/29/21)	$60	$60,179
10.00%, 01/15/25 (Call 06/17/22)(a)	90	100,125
Southwestern Energy Co., 6.45%, 01/23/25 (Call 10/23/24)	145	158,012
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 11/29/21)(a)(b)	77	77,178
Vermilion Energy Inc., 5.63%, 03/15/25 (Call 11/29/21)(a)(b)	55	55,345

		3,313,929

Oil & Gas Services — 0.5%
CSI Compressco LP/CSI Compressco Finance Inc., 7.50%, 04/01/25 (Call 11/29/21)(a)	70	69,307
Exterran Energy Solutions LP/EES Finance Corp., 8.13%, 05/01/25 (Call 11/29/21)	60	58,131
KCA Deutag UK Finance PLC, 9.88%, 12/01/25 (Call 12/01/22)(a)	75	81,685

		209,123

Packaging & Containers — 3.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., 5.25%, 04/30/25 (Call 04/30/22)(a)	125	129,694
Ball Corp., 5.25%, 07/01/25	260	289,923
Flex Acquisition Co. Inc., 6.88%, 01/15/25 (Call 11/29/21)(a)(b)	110	110,933
Matthews International Corp., 5.25%, 12/01/25 (Call 11/29/21)(a)(b)	55	56,525
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/25 (Call 11/29/21)(a)(b)	265	256,769
Owens-Brockway Glass Container Inc. 5.38%, 01/15/25(a)	60	63,583
6.38%, 08/15/25(a)(b)	50	54,879
Pactiv LLC, 7.95%, 12/15/25	75	83,590
Plastipak Holdings Inc., 6.25%, 10/15/25 (Call 11/29/21)(a)	95	96,724
Sealed Air Corp., 5.50%, 09/15/25 (Call 06/15/25)(a)	75	82,851
Silgan Holdings Inc., 4.75%, 03/15/25 (Call 11/29/21)	60	60,799
Trident TPI Holdings Inc., 6.63%, 11/01/25 (Call 11/09/21)(a)	45	45,697

		1,331,967

Pharmaceuticals — 3.8%
Bausch Health Companies Inc. 5.50%, 11/01/25 (Call 11/29/21)(a)(b)	300	305,136
6.13%, 04/15/25 (Call 11/29/21)(a)	473	482,096
9.00%, 12/15/25 (Call 12/15/21)(a)	495	519,493
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 09/01/22)(a)	115	123,497
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (Call 11/15/22)(a)	85	87,324

		1,517,546

Pipelines — 5.0%
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25 (Call 12/15/22)(a)	110	118,246
Buckeye Partners LP, 4.13%, 03/01/25 (Call 02/01/25)(a)	90	92,463
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.75%, 04/01/25 (Call 11/29/21)	95	97,416
DCP Midstream Operating LP, 5.38%, 07/15/25 (Call 04/15/25)	205	227,203
EnLink Midstream Partners LP, 4.15%, 06/01/25 (Call 03/01/25) .	140	145,334
EQM Midstream Partners LP, 6.00%, 07/01/25 (Call 04/01/25)(a).	130	141,599
Genesis Energy LP/Genesis Energy Finance Corp., 6.50%, 10/01/25 (Call 11/29/21)(b)	95	93,594
Martin Midstream Partners LP/Martin Midstream Finance Corp., 11.50%, 02/28/25 (Call 08/12/22)(a)	50	52,041
New Fortress Energy Inc., 6.75%, 09/15/25 (Call 09/15/22)(a)	235	228,993
NGL Energy Partners LP/NGL Energy Finance Corp., 6.13%, 03/01/25 (Call 11/29/21)	75	64,591
NuStar Logistics LP, 5.75%, 10/01/25 (Call 07/01/25)	115	123,132
Rattler Midstream LP, 5.63%, 07/15/25 (Call 07/15/22)(a)	95	99,349

Security	Par (000)	Value

Pipelines (continued)
Rockies Express Pipeline LLC, 3.60%, 05/15/25 (Call 04/15/25)(a)	$75	$78,108
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, 04/15/25 (Call 11/29/21)(b)	50	44,601
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 7.50%, 10/01/25 (Call 10/01/22)(a)	110	118,952
Western Midstream Operating LP 3.95%, 06/01/25 (Call 03/01/25)	80	84,293
4.35%, 02/01/25 (Call 01/01/25)	160	167,946

		1,977,861

Real Estate — 0.9%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (Call 11/29/21)(a)	110	114,620
Greystar Real Estate Partners LLC, 5.75%, 12/01/25 (Call 11/29/21)(a)	95	96,646
Realogy Group LLC/Realogy Co-Issuer Corp., 7.63%, 06/15/25 (Call 06/15/22)(a)	100	106,854
WeWork Companies Inc., 7.88%, 05/01/25(a)	50	50,685

		368,805

Real Estate Investment Trusts — 4.6%
Diversified Healthcare Trust, 9.75%, 06/15/25 (Call 06/15/22)	185	200,960
HAT Holdings I LLC/HAT Holdings II LLC, 6.00%, 04/15/25 (Call 04/15/22)(a)	80	83,330
iStar Inc., 4.25%, 08/01/25 (Call 05/01/25)	105	108,018
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/25 (Call 11/15/21)(a)(b)	65	65,835
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., 4.63%, 06/15/25 (Call 03/15/25)(a)	145	156,072
New Residential Investment Corp., 6.25%, 10/15/25 (Call 10/15/22)(a)	105	105,257
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.50%, 06/01/25 (Call 06/01/22)(a)(b)	45	47,802
Service Properties Trust 4.50%, 03/15/25 (Call 09/15/24)	75	75,023
7.50%, 09/15/25 (Call 06/15/25)	150	165,895
Starwood Property Trust Inc., 4.75%, 03/15/25 (Call 09/15/24)(b).	95	99,835
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC, 7.88%, 02/15/25 (Call 02/15/22)(a)	435	457,955
VICI Properties LP/VICI Note Co. Inc., 3.50%, 02/15/25 (Call 02/15/22)(a)	140	142,646
XHR LP, 6.38%, 08/15/25 (Call 08/15/22)(a)	100	105,494

		1,814,122

Retail — 3.8%
1011778 BC ULC/New Red Finance Inc., 5.75%, 04/15/25 (Call 04/15/22)(a)	95	99,064
Abercrombie & Fitch Management Co., 8.75%, 07/15/25 (Call 07/15/22)(a)	75	81,038
Bath & Body Works Inc., 9.38%, 07/01/25(a)	90	112,019
Carvana Co., 5.63%, 10/01/25 (Call 10/01/22)(a)	95	97,102
Dave & Buster’s Inc., 7.63%, 11/01/25 (Call 11/01/22)(a)	86	92,318
eG Global Finance PLC 6.75%, 02/07/25 (Call 11/09/21)(a)	130	133,159
8.50%, 10/30/25 (Call 11/29/21)(a)	100	104,178
Golden Nugget Inc., 8.75%, 10/01/25 (Call 11/29/21)(a)(b)	40	41,365
IRB Holding Corp., 7.00%, 06/15/25 (Call 06/15/22)(a)	145	153,607
Penske Automotive Group Inc., 3.50%, 09/01/25 (Call 09/01/22)(b)	105	107,820
QVC Inc., 4.45%, 02/15/25 (Call 11/15/24)	115	123,192
Rite Aid Corp., 7.50%, 07/01/25 (Call 07/01/22)(a)	115	115,574
Sally Holdings LLC/Sally Capital Inc. 5.63%, 12/01/25 (Call 11/29/21)(b)	50	51,084
8.75%, 04/30/25 (Call 04/30/22)(a)	25	26,845

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2025 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/25 (Call 11/28/22)(a)	$60	$60,803
Yum! Brands Inc., 7.75%, 04/01/25 (Call 04/01/22)(a)	120	127,644

		1,526,812

Semiconductors — 0.8%
ams AG, 7.00%, 07/31/25 (Call 07/31/22)(a)(b)	75	79,555
Microchip Technology Inc., 4.25%, 09/01/25 (Call 09/01/22)	215	223,552

		303,107

Software — 2.3%
Ascend Learning LLC, 6.88%, 08/01/25 (Call 11/29/21)(a)	100	101,772
Boxer Parent Co. Inc., 7.13%, 10/02/25 (Call 06/01/22)(a)	135	143,226
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 11/09/21)(a)	245	247,119
PTC Inc., 3.63%, 02/15/25 (Call 02/15/22)(a)	95	96,602
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 11/29/21)(a)	320	331,683

		920,402

Telecommunications — 3.9%
Cincinnati Bell Inc., 8.00%, 10/15/25 (Call 11/29/21)(a)	55	57,362
CommScope Technologies LLC, 6.00%, 06/15/25 (Call 11/09/21)(a)	298	294,832
Intrado Corp., 8.50%, 10/15/25 (Call 11/29/21)(a)(b)	130	128,250
Level 3 Financing Inc., 5.38%, 05/01/25 (Call 11/29/21)	55	56,247
Lumen Technologies Inc., 5.63%, 04/01/25 (Call 01/01/25)	130	139,807
Qwest Corp., 7.25%, 09/15/25	70	83,389
Sprint Corp., 7.63%, 02/15/25 (Call 11/15/24)	365	424,601
VEON Holdings BV, 4.00%, 04/09/25 (Call 01/09/25)(a)	225	233,543
ViaSat Inc., 5.63%, 09/15/25 (Call 11/09/21)(a)	125	126,679

		1,544,710

Transportation — 0.8%
Western Global Airlines LLC, 10.38%, 08/15/25 (Call 05/15/25)(a)(b)	80	89,088
XPO Logistics Inc., 6.25%, 05/01/25 (Call 05/01/22)(a)	208	219,136

		308,224

Security	Par/ Shares (000)	Value

Trucking & Leasing — 0.4%
Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/01/25 (Call 11/29/21)(a)	$155	$159,546

Total Corporate Bonds & Notes — 97.7% (Cost: $38,320,494)		38,892,469

Short-Term Investments

Money Market Funds — 12.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(e)(f)(g)	3,716	3,718,076
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	1,120	1,120,000

		4,838,076

Total Short-Term Investments — 12.1% (Cost: $4,837,297)		4,838,076

Total Investments in Securities — 109.8% (Cost: $43,157,791)		43,730,545

Other Assets, Less Liabilities — (9.8)%		(3,911,869)

Net Assets — 100.0%		$39,818,676

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,893,672	$1,824,895	(a)	$—	$(504)	$13	$3,718,076	3,716	$8,812	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	334,000	786,000	(a)	—	—	—	1,120,000	1,120	53		—

					$(504)	$13	$4,838,076		$8,865		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2025 Term High Yield and Income ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$38,892,469	$—	$38,892,469
Money Market Funds	4,838,076	—	—	4,838,076

	$4,838,076	$38,892,469	$—	$43,730,545

See notes to financial statements.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® iBonds® 2026 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
Summer BC Bidco B LLC, 5.50%, 10/31/26 (Call 07/15/23)(a)	$25	$25,420

Aerospace & Defense — 3.9%
Bombardier Inc., 7.13%, 06/15/26 (Call 06/15/23)(a)	125	131,213
Spirit AeroSystems Inc., 3.85%, 06/15/26 (Call 03/15/26)(b)	30	31,584
TransDigm Inc. 6.25%, 03/15/26 (Call 03/15/22)(a)	425	443,929
6.38%, 06/15/26 (Call 11/29/21)	120	124,154
TransDigm UK Holdings PLC, 6.88%, 05/15/26 (Call 11/29/21)	50	52,729

		783,609

Agriculture — 0.3%
Turning Point Brands Inc., 5.63%, 02/15/26 (Call 02/15/23)(a)	25	25,521
Vector Group Ltd., 10.50%, 11/01/26 (Call 11/29/21)(a)	40	42,241

		67,762

Airlines — 4.7%
Air Canada, 3.88%, 08/15/26 (Call 02/15/26)(a)(b)	105	106,384
Air Canada Pass Through Trust, Series 2020-1, Class C, 10.50%, 07/15/26(a)	30	36,924
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26(a)	325	340,814
American Airlines Pass Through Trust, Series 2014-1, Class A, 3.70%, 10/01/26	47	47,935
Delta Air Lines Inc., 7.38%, 01/15/26 (Call 12/15/25)	95	111,686
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(a)	100	105,000
United Airlines Inc., 4.38%, 04/15/26 (Call 10/15/25)(a)	200	207,084

		955,827

Apparel — 0.7%
Hanesbrands Inc., 4.88%, 05/15/26 (Call 02/15/26)(a)	75	80,205
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)	55	56,658

		136,863

Auto Manufacturers — 3.1%
Ford Motor Co., 4.35%, 12/08/26 (Call 09/08/26)(b)	75	80,237
Ford Motor Credit Co. LLC 2.70%, 08/10/26 (Call 07/10/26)	200	199,382
4.39%, 01/08/26	210	224,366
4.54%, 08/01/26 (Call 06/01/26)	60	64,577
JB Poindexter & Co. Inc., 7.13%, 04/15/26 (Call 11/29/21)(a)	50	52,554

		621,116

Auto Parts & Equipment — 1.8%
Adient Global Holdings Ltd., 4.88%, 08/15/26 (Call 11/29/21)(a)(b)	70	71,322
American Axle & Manufacturing Inc., 6.25%, 03/15/26 (Call 11/09/21)(b)	40	41,101
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26 (Call 05/15/22)(a)	67	70,102
Cooper-Standard Automotive Inc., 5.63%, 11/15/26 (Call 11/15/21)(a)(b)	35	28,074
Goodyear Tire & Rubber Co. (The), 5.00%, 05/31/26 (Call 11/29/21)	65	66,737
IHO Verwaltungs GmbH, 4.75%, 09/15/26 (Call 11/09/21),
(5.50% PIK)(a)(c)	50	51,137
Tenneco Inc., 5.00%, 07/15/26 (Call 11/29/21)(b)	45	43,882

		372,355

Banks — 1.0%
Freedom Mortgage Corp., 7.63%, 05/01/26 (Call 05/01/23)(a)	55	53,883
Intesa Sanpaolo SpA, 5.71%, 01/15/26(a)	135	149,905

		203,788

Security	Par (000)	Value

Building Materials — 0.2%
New Enterprise Stone & Lime Co. Inc., 6.25%, 03/15/26 (Call 11/07/21)(a)	$45	$46,443

Chemicals — 1.3%
GCP Applied Technologies Inc., 5.50%, 04/15/26 (Call 11/15/21)(a)	25	25,596
GPD Companies Inc., 10.13%, 04/01/26 (Call 04/01/22)(a)	45	48,281
INEOS Quattro Finance 2 PLC, 3.38%, 01/15/26 (Call 01/15/23)(a)	45	44,787
Ingevity Corp., 4.50%, 02/01/26 (Call 11/29/21)(a)	35	35,498
Nufarm Australia Ltd./Nufarm Americas Inc., 5.75%, 04/30/26 (Call 11/29/21)(a)(b)	45	46,010
Polar U.S. Borrower LLC/Schenectady International Group Inc., 6.75%, 05/15/26 (Call 05/15/23)(a)	25	24,812
Rayonier AM Products Inc., 7.63%, 01/15/26 (Call 01/15/24)(a)	45	46,413

		271,397

Coal — 0.2%
Coronado Finance Pty Ltd., 10.75%, 05/15/26 (Call 05/15/23)(a)	35	38,096

Commercial Services — 5.2%
Albion Financing 1 Sarl/Aggreko Holdings Inc., 6.13%, 10/15/26 (Call 10/15/23)(a)	50	50,451
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26 (Call 07/15/22)(a)	170	178,789
Alta Equipment Group Inc., 5.63%, 04/15/26 (Call 04/15/23)(a)	30	30,780
Cimpress PLC, 7.00%, 06/15/26 (Call 11/29/21)(a)	55	57,274
CoreCivic Inc., 8.25%, 04/15/26 (Call 04/15/24)	60	61,375
CPI CG Inc., 8.63%, 03/15/26 (Call 03/15/23)(a)	30	32,396
Graham Holdings Co., 5.75%, 06/01/26 (Call 11/09/21)(a)	40	41,703
IHS Markit Ltd., 4.00%, 03/01/26 (Call 12/01/25)(a)	35	38,142
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer Inc., 5.00%, 02/01/26 (Call 02/01/23)(a)	40	40,802
MoneyGram International Inc., 5.38%, 08/01/26 (Call 08/01/23)(a)	35	35,173
Prime Security Services Borrower LLC/Prime Finance Inc., 5.75%, 04/15/26(a)	135	144,378
RR Donnelley & Sons Co., 6.13%, 11/01/26 (Call 11/01/23)(a)	40	42,722
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., 4.63%, 11/01/26 (Call 11/01/22)(a)	45	46,776
Square Inc., 2.75%, 06/01/26 (Call 05/01/26)(a)	85	86,001
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 11/29/21)(a)	80	84,763
WASH Multifamily Acquisition Inc., 5.75%, 04/15/26 (Call 04/15/23)(a)	75	77,623

		1,049,148

Computers — 1.8%
Vericast Corp., 11.00%, 09/15/26 (Call 09/15/23)(a)	110	114,987
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(b)	220	241,705

		356,692

Cosmetics & Personal Care — 0.8%
Coty Inc. 5.00%, 04/15/26 (Call 04/15/23)(a)(b)	80	82,241
6.50%, 04/15/26 (Call 11/29/21)(a)	50	51,442
Oriflame Investment Holding PLC, 5.13%, 05/04/26 (Call 05/15/23)(a)	35	34,708

		168,391

Distribution & Wholesale — 0.3%
Wolverine Escrow LLC, 9.00%, 11/15/26 (Call 11/15/22)(a)	75	68,985

Diversified Financial Services — 3.3%
Brightsphere Investment Group Inc., 4.80%, 07/27/26	25	26,430
Credit Acceptance Corp., 6.63%, 03/15/26 (Call 03/15/22)(b)	40	41,725
goeasy Ltd., 4.38%, 05/01/26 (Call 05/01/23)(a)	30	30,852

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2026 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Home Point Capital Inc., 5.00%, 02/01/26 (Call 02/01/23)(a)	$50	$44,936
Jefferson Capital Holdings LLC, 6.00%, 08/15/26 (Call 08/15/23)(a)	30	30,388
LFS Topco LLC, 5.88%, 10/15/26 (Call 10/15/23)(a)	30	30,933
Navient Corp., 6.75%, 06/15/26(b)	75	82,727
OneMain Finance Corp., 7.13%, 03/15/26	145	164,674
PHH Mortgage Corp., 7.88%, 03/15/26 (Call 03/15/23)(a)(b)	35	35,512
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., 2.88%, 10/15/26 (Call 10/15/23)(a)	105	104,265
SLM Corp., 3.13%, 11/02/26 (Call 10/02/26)	50	49,563
World Acceptance Corp., 7.00%, 11/01/26 (Call 11/01/23)(a)	25	24,637

		666,642

Electric — 1.3%
Calpine Corp., 5.25%, 06/01/26 (Call 11/29/21)(a)	65	66,864
FirstEnergy Corp., Series A, 1.60%, 01/15/26 (Call 12/15/25)	35	34,607
NextEra Energy Operating Partners LP, 3.88%, 10/15/26 (Call 07/15/26)(a)	45	47,901
Terraform Global Operating LLC, 6.13%, 03/01/26 (Call 11/29/21)(a)	40	40,994
Vistra Operations Co. LLC, 5.50%, 09/01/26 (Call 11/09/21)(a)	75	77,209

		267,575

Energy - Alternate Sources — 0.3%
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 01/15/26 (Call 11/29/21)(a)	25	25,853
Sunnova Energy Corp., 5.88%, 09/01/26 (Call 09/01/23)(a)(b)	35	35,725

		61,578

Engineering & Construction — 0.3%
Brundage-Bone Concrete Pumping Holdings Inc., 6.00%, 02/01/26 (Call 02/01/23)(a)	35	36,633
INNOVATE Corp., 8.50%, 02/01/26 (Call 02/01/23)(a)	30	29,980

		66,613

Entertainment — 2.4%
CCM Merger Inc., 6.38%, 05/01/26 (Call 11/01/22)(a)	30	31,582
Cinemark USA Inc., 5.88%, 03/15/26 (Call 03/15/23)(a)(b)	35	35,183
Golden Entertainment Inc., 7.63%, 04/15/26 (Call 04/15/22)(a)	40	42,019
International Game Technology PLC, 4.13%, 04/15/26 (Call 04/15/23)(a)	65	67,155
Live Nation Entertainment Inc., 5.63%, 03/15/26 (Call 11/29/21)(a)	25	25,938
Merlin Entertainments Ltd., 5.75%, 06/15/26 (Call 03/17/26)(a)	35	36,192
Mohegan Gaming & Entertainment, 8.00%, 02/01/26 (Call 02/01/23)(a)	100	103,383
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26 (Call 11/01/22)(a)	30	30,297
Scientific Games International Inc., 8.25%, 03/15/26 (Call 03/15/22)(a)	105	111,426

		483,175

Environmental Control — 0.5%
GFL Environmental Inc., 5.13%, 12/15/26 (Call 12/15/22)(a)	45	47,123
Waste Pro USA Inc., 5.50%, 02/15/26 (Call 11/29/21)(a)	45	44,560

		91,683

Food — 3.2%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 09/15/22)(a)	65	66,101
7.50%, 03/15/26 (Call 03/15/22)(a)	55	59,259
FAGE International SA/FAGE USA Dairy Industry Inc., 5.63%, 08/15/26 (Call 11/29/21)(a)	40	41,002
H-Food Holdings LLC/Hearthside Finance Co. Inc., 8.50%, 06/01/26 (Call 11/29/21)(a)	35	36,225
JBS USA Food Co., 7.00%, 01/15/26 (Call 01/15/22)(a)	100	104,267

Security	Par (000)	Value

Food (continued)
Kraft Heinz Foods Co., 3.00%, 06/01/26 (Call 03/01/26)	$215	$224,273
Lamb Weston Holdings Inc., 4.88%, 11/01/26 (Call 11/18/21)(a)	70	71,803
Sigma Holdco BV, 7.88%, 05/15/26 (Call 11/09/21)(a)(b)	45	44,031

		646,961

Forest Products & Paper — 0.5%
Mercer International Inc., 5.50%, 01/15/26 (Call 11/29/21)	35	35,525
Resolute Forest Products Inc., 4.88%, 03/01/26 (Call 03/01/23)(a)	30	30,604
Schweitzer-Mauduit International Inc., 6.88%, 10/01/26 (Call 11/29/21)(a)	35	36,486

		102,615

Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.88%, 08/20/26 (Call 05/20/26)(b)	60	67,004

Health Care - Services — 5.9%
CHS/Community Health Systems Inc., 8.00%, 03/15/26 (Call 03/15/22)(a)	180	190,155
Hadrian Merger Sub Inc., 8.50%, 05/01/26 (Call 11/29/21)(a)(b)	35	36,224
HCA Inc. 5.38%, 09/01/26 (Call 03/01/26)	160	182,171
5.88%, 02/15/26 (Call 08/15/25)	135	153,760
IQVIA Inc., 5.00%, 10/15/26 (Call 11/29/21)(a)	80	82,317
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/21)(a)	135	142,451
Select Medical Corp., 6.25%, 08/15/26 (Call 08/15/22)(a)	115	120,360
Tenet Healthcare Corp., 4.88%, 01/01/26 (Call 03/01/22)(a)	230	236,495
U.S. Acute Care Solutions LLC, 6.38%, 03/01/26 (Call 03/01/23)(a)	45	46,679

		1,190,612

Holding Companies - Diversified — 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 05/15/26 (Call 05/15/22)	120	125,675

Home Builders — 0.5%
Forestar Group Inc., 3.85%, 05/15/26 (Call 05/15/23)(a)	40	40,014
K Hovnanian Enterprises Inc. 7.75%, 02/15/26 (Call 02/15/22)(a)	30	31,408
10.50%, 02/15/26 (Call 02/15/22)(a)	20	21,317

		92,739

Housewares — 1.0%
Newell Brands Inc., 4.70%, 04/01/26 (Call 01/01/26)	175	191,697
Scotts Miracle-Gro Co. (The), 5.25%, 12/15/26 (Call 12/15/21)	20	20,608

		212,305

Insurance — 1.0%
Acrisure LLC/Acrisure Finance Inc., 10.13%, 08/01/26 (Call 08/01/22)(a)	40	44,509
HUB International Ltd., 7.00%, 05/01/26 (Call 11/09/21)(a)	150	155,025

		199,534

Internet — 2.4%
Cogent Communications Group Inc., 3.50%, 05/01/26 (Call 02/01/26)(a)	45	45,559
Millennium Escrow Corp., 6.63%, 08/01/26 (Call 08/01/23)(a)	65	66,072
Netflix Inc., 4.38%, 11/15/26(b)	135	150,293
Photo Holdings Merger Sub Inc., 8.50%, 10/01/26 (Call 10/01/22)(a)(b)	70	73,570
Uber Technologies Inc., 8.00%, 11/01/26 (Call 11/29/21)(a)	150	159,855

		495,349

Iron & Steel — 1.2%
ArcelorMittal SA, 4.55%, 03/11/26	60	65,900

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2026 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iron & Steel (continued)
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 07/15/26 (Call 11/29/21)(a)	$50	$52,784
Cleveland-Cliffs Inc., 6.75%, 03/15/26 (Call 03/15/22)(a)	75	79,780
United States Steel Corp., 6.25%, 03/15/26 (Call 10/31/21)(b)	53	54,656

		253,120

Leisure Time — 3.5%
Carnival Corp. 7.63%, 03/01/26 (Call 03/01/24)(a)	130	136,908
10.50%, 02/01/26 (Call 08/01/23)(a)	70	81,318
Life Time Inc. 5.75%, 01/15/26 (Call 01/15/23)(a)	79	81,146
8.00%, 04/15/26 (Call 02/01/23)(a)(b)	40	42,003
NCL Corp. Ltd. 5.88%, 03/15/26 (Call 12/15/25)(a)	125	125,513
10.25%, 02/01/26 (Call 08/01/23)(a)(b)	65	74,636
Royal Caribbean Cruises Ltd. 4.25%, 07/01/26 (Call 01/01/26)(a)	60	58,208
5.50%, 08/31/26 (Call 02/28/26)(a)	100	101,971

		701,703

Lodging — 1.3%
Melco Resorts Finance Ltd., 5.25%, 04/26/26 (Call 04/26/22)(d)	50	49,475
MGM Resorts International, 4.63%, 09/01/26 (Call 06/01/26)	55	57,438
Travel + Leisure Co., 6.63%, 07/31/26 (Call 04/30/26)(a)	60	66,982
Wynn Macau Ltd., 5.50%, 01/15/26 (Call 06/15/22)(a)	100	94,288

		268,183

Machinery — 1.2%
Colfax Corp., 6.38%, 02/15/26 (Call 02/15/22)(a)	33	34,402
Manitowoc Co. Inc. (The), 9.00%, 04/01/26 (Call 04/01/22)(a)	35	37,264
Stevens Holding Co. Inc., 6.13%, 10/01/26 (Call 10/01/23)(a)(b)	40	43,228
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 11/29/21)(a)	60	61,206
Weir Group PLC (The), 2.20%, 05/13/26 (Call 04/13/26)(a)	70	69,525

		245,625

Manufacturing — 0.9%
EnPro Industries Inc., 5.75%, 10/15/26 (Call 11/29/21)	25	26,171
FXI Holdings Inc., 12.25%, 11/15/26 (Call 11/15/22)(a)	65	72,335
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (Call 01/15/22)(a)(b)	40	41,369
Hillenbrand Inc., 5.00%, 09/15/26 (Call 07/15/26)	35	39,477

		179,352

Media — 4.6%
Beasley Mezzanine Holdings LLC, 8.63%, 02/01/26 (Call 02/01/23)(a)	25	25,235
CCO Holdings LLC/CCO Holdings Capital Corp., 5.50%, 05/01/26 (Call 11/29/21)(a)	40	41,310
Cumulus Media New Holdings Inc., 6.75%, 07/01/26 (Call 07/01/22)(a)(b)	45	46,866
DISH DBS Corp., 7.75%, 07/01/26(b)	200	222,614
Gannett Holdings LLC, 6.00%, 11/01/26 (Call 11/01/23)(a)	35	34,911
Gray Television Inc., 5.88%, 07/15/26 (Call 11/29/21)(a)	50	51,625
iHeartCommunications Inc., 6.38%, 05/01/26 (Call 05/01/22)	70	73,332
Meredith Corp., 6.88%, 02/01/26 (Call 12/01/21)	75	77,746
Radiate Holdco LLC/Radiate Finance Inc., 4.50%, 09/15/26 (Call 09/15/23)(a)	75	76,217
Sinclair Television Group Inc., 5.88%, 03/15/26 (Call 11/29/21)(a)	25	25,578
Sirius XM Radio Inc., 3.13%, 09/01/26 (Call 09/01/23)(a)	125	125,285
Spanish Broadcasting System Inc., 9.75%, 03/01/26 (Call 09/01/23)(a)	30	31,423
TEGNA Inc., 4.75%, 03/15/26 (Call 03/15/23)(a)	50	52,085

Security	Par (000)	Value

Media (continued)
Townsquare Media Inc., 6.88%, 02/01/26 (Call 02/01/23)(a)	$50	$52,646

		936,873

Mining — 1.1%
Constellium SE, 5.88%, 02/15/26 (Call 11/29/21)(a)	50	50,914
Hudbay Minerals Inc., 4.50%, 04/01/26 (Call 04/01/23)(d)	45	44,871
JW Aluminum Continuous Cast Co., 10.25%, 06/01/26 (Call 11/15/21)(a)	25	26,669
Novelis Corp., 3.25%, 11/15/26 (Call 11/15/23)(a)	70	69,972
Taseko Mines Ltd., 7.00%, 02/15/26 (Call 02/15/23)(a)	35	36,225

		228,651

Oil & Gas — 8.7%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (Call 02/15/23)(a)	65	69,802
Antero Resources Corp., 8.38%, 07/15/26 (Call 01/15/24)(a)	33	37,139
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/26 (Call 11/29/21)(a)	55	56,784
Berry Petroleum Co. LLC, 7.00%, 02/15/26 (Call 11/29/21)(a)	35	35,489
Bonanza Creek Energy Inc., 5.00%, 10/15/26 (Call 10/15/23)(a)	28	28,281
California Resources Corp., 7.13%, 02/01/26 (Call 02/01/23)(a)	55	58,029
Callon Petroleum Co., 6.38%, 07/01/26 (Call 11/29/21)	30	28,815
Centennial Resource Production LLC, 5.38%, 01/15/26 (Call 11/29/21)(a)(b)	25	24,828
Chesapeake Energy Corp., 5.50%, 02/01/26 (Call 02/05/23)(a)	45	47,098
Colgate Energy Partners III LLC, 7.75%, 02/15/26 (Call 02/15/24)(a)	35	37,441
Energy Ventures Gom LLC/EnVen Finance Corp., 11.75%, 04/15/26 (Call 04/15/23)(a)	29	30,112
EQT Corp., 3.13%, 05/15/26 (Call 05/15/23)(a)	45	45,378
Gulfport Energy Operating Corp., 8.00%, 05/17/26 (Call 05/17/24)	50	55,351
Harbour Energy PLC, 5.50%, 10/15/26 (Call 10/15/23)(a)	40	40,039
Independence Energy Finance LLC, 7.25%, 05/01/26 (Call 05/01/23)(a)	45	46,845
Ithaca Energy North Sea PLC, 9.00%, 07/15/26 (Call 07/15/23)(a)	50	51,542
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (Call 11/09/21)(a)	40	41,016
Matador Resources Co., 5.88%, 09/15/26 (Call 11/15/21)	95	98,035
Moss Creek Resources Holdings Inc., 7.50%, 01/15/26 (Call 11/29/21)(a)	60	54,548
Nabors Industries Ltd., 7.25%, 01/15/26 (Call 07/15/22)(a)	40	39,011
Oasis Petroleum Inc., 6.38%, 06/01/26 (Call 06/01/23)(a)	40	42,287
Occidental Petroleum Corp. 3.20%, 08/15/26 (Call 06/15/26)	130	132,144
3.40%, 04/15/26 (Call 01/15/26)	90	91,731
5.55%, 03/15/26 (Call 12/15/25)	85	93,838
Ovintiv Exploration Inc., 5.38%, 01/01/26 (Call 10/01/25)	60	66,741
PDC Energy Inc., 5.75%, 05/15/26 (Call 11/29/21)	65	66,851
Penn Virginia Escrow LLC, 9.25%, 08/15/26 (Call 08/15/23)(a)	35	36,490
Precision Drilling Corp., 7.13%, 01/15/26 (Call 11/15/21)(a)	35	36,006
Range Resources Corp., 9.25%, 02/01/26 (Call 02/01/22)	75	81,210
SM Energy Co., 6.75%, 09/15/26 (Call 11/29/21)	40	41,104
Strathcona Resources Ltd., 6.88%, 08/01/26 (Call 08/01/23)(a)	45	44,738
Talos Production Inc., 12.00%, 01/15/26 (Call 01/15/23)	55	59,751
Tap Rock Resources LLC, 7.00%, 10/01/26 (Call 10/01/23)(a)	45	46,333

		1,764,807

Oil & Gas Services — 1.0%
TechnipFMC PLC, 6.50%, 02/01/26 (Call 02/01/23)(a)	85	90,766
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26 (Call 11/29/21)	85	87,819

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2026 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas Services (continued)
Welltec International ApS, 8.25%, 10/15/26 (Call 10/15/23)(a)	$30	$30,872

		209,457

Packaging & Containers — 2.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., 4.13%, 08/15/26 (Call 08/15/22)(a)	110	112,227
Ball Corp., 4.88%, 03/15/26 (Call 12/15/25)	65	71,296
Berry Global Inc., 4.50%, 02/15/26 (Call 11/29/21)(a)(b)	31	31,492
Cascades Inc./Cascades USA Inc., 5.13%, 01/15/26 (Call 01/15/23)(a)	35	37,022
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)(b)	50	53,314
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 11/29/21)	25	25,785
Crown Cork & Seal Co. Inc., 7.38%, 12/15/26	35	43,024
Flex Acquisition Co. Inc., 7.88%, 07/15/26 (Call 11/29/21)(a)(b)	35	36,596
LABL Inc., 6.75%, 07/15/26 (Call 07/15/22)(a)	65	67,361
Trivium Packaging Finance BV, 5.50%, 08/15/26 (Call 08/15/22)(a)	110	114,443

		592,560

Pharmaceuticals — 1.5%
Bausch Health Americas Inc., 9.25%, 04/01/26 (Call 04/01/22)(a)	135	143,640
Lannett Co. Inc., 7.75%, 04/15/26 (Call 04/15/23)(a)	35	32,337
Perrigo Finance Unlimited Co., 4.38%, 03/15/26 (Call 12/15/25)	100	106,873
PRA Health Sciences Inc., 2.88%, 07/15/26 (Call 07/15/23)(a)	25	25,252

		308,102

Pipelines — 5.1%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 7.88%, 05/15/26 (Call 05/15/23)(a)	50	54,773
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.63%, 07/15/26 (Call 11/29/21)(a)	30	31,065
Buckeye Partners LP, 3.95%, 12/01/26 (Call 09/01/26)(b)	55	56,395
EnLink Midstream Partners LP, 4.85%, 07/15/26 (Call 04/15/26)(b)	45	46,711
EQM Midstream Partners LP, 4.13%, 12/01/26 (Call 09/01/26)	45	46,397
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 05/15/26 (Call 11/29/21)	30	29,049
Hess Midstream Operations LP, 5.63%, 02/15/26 (Call 11/29/21)(a)	70	72,481
New Fortress Energy Inc., 6.50%, 09/30/26 (Call 03/31/23)(a)	135	131,278
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (Call 02/01/23)(a)	180	182,741
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50%, 04/15/26 (Call 04/15/22)(b)	35	29,954
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Call 10/15/22)(a)	50	51,740
NuStar Logistics LP, 6.00%, 06/01/26 (Call 03/01/26)	45	47,996
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, 10/15/26 (Call 10/15/23)(a)	65	65,434
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.88%, 04/15/26 (Call 11/29/21)(b)	95	99,376
TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 02/15/26 (Call 11/15/21)	25	25,470
Western Midstream Operating LP, 4.65%, 07/01/26 (Call 04/01/26)	70	75,829

		1,046,689

Real Estate Investment Trusts — 3.1%
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26 (Call 05/15/22)(a)(b)	80	82,732
GEO Group Inc. (The), 6.00%, 04/15/26 (Call 11/29/21)	25	21,729

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/26 (Call 03/15/26)(a)	$90	$89,741
iStar Inc., 5.50%, 02/15/26 (Call 08/15/22)	40	41,648
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., 4.50%, 09/01/26 (Call 06/01/26)	70	75,953
MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 08/01/26 (Call 11/29/21)	35	36,090
RLJ Lodging Trust LP, 3.75%, 07/01/26 (Call 07/01/23)(a)	45	45,455
Service Properties Trust 4.75%, 10/01/26 (Call 08/01/26)	40	39,613
5.25%, 02/15/26 (Call 08/15/25)	30	30,313
Starwood Property Trust Inc., 3.63%, 07/15/26 (Call 01/15/26)(a)	35	35,011
VICI Properties LP/VICI Note Co. Inc., 4.25%, 12/01/26 (Call 12/01/22)(a)	120	124,361

		622,646

Retail — 4.1%
99 Escrow Issuer Inc., 7.50%, 01/15/26 (Call 01/15/23)(a)	30	27,286
Beacon Roofing Supply Inc., 4.50%, 11/15/26 (Call 11/15/22)(a)(b)	35	36,271
CEC Entertainment LLC, 6.75%, 05/01/26 (Call 05/01/23)(a)	55	54,982
Ferrellgas LP/Ferrellgas Finance Corp., 5.38%, 04/01/26 (Call 04/01/23)(a)	55	53,560
Guitar Center Inc., 8.50%, 01/15/26 (Call 01/15/23)(a)	25	26,722
IRB Holding Corp., 6.75%, 02/15/26 (Call 11/29/21)(a)	45	46,052
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/26 (Call 02/15/23)(a)	65	65,861
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (Call 04/01/23)(a)	95	99,762
Party City Holdings Inc., 8.75%, 02/15/26 (Call 08/15/23)(a)	65	66,639
Rite Aid Corp., 8.00%, 11/15/26 (Call 01/15/23)(a)	75	75,712
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26 (Call 09/30/22)(a)	65	67,690
Staples Inc., 7.50%, 04/15/26 (Call 04/15/22)(a)	175	177,228
White Cap Parent LLC, 8.25%, 03/15/26 (Call 03/15/22), (9.00% PIK)(a)(c)	30	30,317

		828,082

Software — 1.7%
ACI Worldwide Inc., 5.75%, 08/15/26 (Call 11/29/21)(a)	30	31,370
Boxer Parent Co. Inc., 9.13%, 03/01/26 (Call 11/09/21)(a)	25	26,176
Camelot Finance SA, 4.50%, 11/01/26 (Call 11/01/22)(a)	60	62,207
Consensus Cloud Solutions Inc., 6.00%, 10/15/26 (Call 10/15/23)(a)	30	30,636
Dun & Bradstreet Corp. (The), 6.88%, 08/15/26 (Call 02/15/22)(a)	40	41,785
Fair Isaac Corp., 5.25%, 05/15/26 (Call 02/15/26)(a)	40	44,691
Nuance Communications Inc., 5.63%, 12/15/26 (Call 12/15/21)	35	36,139
Open Text Corp., 5.88%, 06/01/26 (Call 11/29/21)(a)	65	67,209

		340,213

Telecommunications — 7.1%
CommScope Inc., 6.00%, 03/01/26 (Call 03/01/22)(a)	135	139,830
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 10/01/22)(a)	180	186,642
Hughes Satellite Systems Corp. 5.25%, 08/01/26	115	128,353
6.63%, 08/01/26(b)	65	73,672
Iliad Holding SAS, 6.50%, 10/15/26 (Call 10/15/23)(a)	125	128,796
Level 3 Financing Inc., 5.25%, 03/15/26 (Call 11/29/21)	60	61,827
Lumen Technologies Inc., 5.13%, 12/15/26 (Call 12/15/22)(a)	155	158,740
Sprint Corp., 7.63%, 03/01/26 (Call 11/01/25)	140	168,020
Telesat Canada/Telesat LLC, 5.63%, 12/06/26 (Call 12/06/23)(a)	45	41,990

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2026 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Telecommunications (continued)
T-Mobile USA Inc.
2.25%, 02/15/26 (Call 02/15/23)	$95	$95,539
2.25%, 02/15/26 (Call 02/15/23)(a)	70	70,431
2.63%, 04/15/26 (Call 04/15/23)	180	182,902

		1,436,742

Toys, Games & Hobbies — 0.3%
Mattel Inc., 3.38%, 04/01/26 (Call 04/01/23)(a)	55	56,701

Water — 0.2%
Solaris Midstream Holdings LLC, 7.63%, 04/01/26 (Call 04/01/23)(a)	35	36,925

Total Corporate Bonds & Notes — 98.4% (Cost: $19,824,337)		19,992,383

Short-Term Investments

Money Market Funds — 11.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(e)(f)(g)	1,830	1,830,858
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	520	520,000

		2,350,858

Total Short-Term Investments — 11.6% (Cost: $2,350,858)		2,350,858

Total Investments in Securities — 110.0% (Cost: $22,175,195)		22,343,241

Other Assets, Less Liabilities — (10.0)%		(2,022,632)

Net Assets — 100.0%		$20,320,609

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 11/10/20(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$1,831,026	(b)	$—	$(168)	$—	$1,830,858	1,830	$2,593	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	520,000	(b)	—	—	—	520,000	520	41		—

					$(168)	$—	$2,350,858		$2,634		$—

(a)	The Fund commenced operations on November 10, 2020.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2026 Term High Yield and Income ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$19,992,383	$—	$19,992,383
Money Market Funds	2,350,858	—	—	2,350,858

	$2,350,858	$19,992,383	$—	$22,343,241

See notes to financial statements.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® iBonds® 2027 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.8%
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27 (Call 08/15/22)(a)	$35	$35,690
Terrier Media Buyer Inc., 8.88%, 12/15/27 (Call 12/15/22)(a)	60	63,571

		99,261

Aerospace & Defense — 3.7%
Bombardier Inc., 7.88%, 04/15/27 (Call 04/15/22)(a)	115	119,597
Hexcel Corp., 4.20%, 02/15/27 (Call 11/15/26)	20	21,594
Howmet Aerospace Inc., 5.90%, 02/01/27	35	40,081
Moog Inc., 4.25%, 12/15/27 (Call 12/15/22)(a)	30	30,909
Rolls-Royce PLC, 5.75%, 10/15/27 (Call 07/15/27)(a)	60	66,619
TransDigm Inc.
5.50%, 11/15/27 (Call 11/15/22)	150	153,795
7.50%, 03/15/27 (Call 03/15/22)	30	31,514

		464,109

Agriculture — 0.2%
Darling Ingredients Inc., 5.25%, 04/15/27 (Call 04/15/22)(a)	30	31,106

Airlines — 0.3%
American Airlines Pass Through Trust, Series 2015-1, Class A, 3.38%, 05/01/27	42	42,360

Apparel — 0.2%
William Carter Co. (The), 5.63%, 03/15/27 (Call 03/15/22)(a)	30	31,125

Auto Manufacturers — 1.8%
Allison Transmission Inc., 4.75%, 10/01/27 (Call 10/01/22)(a)	20	20,814
Ford Motor Credit Co. LLC
3.82%, 11/02/27 (Call 08/02/27)	55	57,213
4.13%, 08/17/27 (Call 06/17/27)	60	63,560
4.27%, 01/09/27 (Call 11/09/26)	50	53,057
Jaguar Land Rover Automotive PLC, 4.50%, 10/01/27 (Call 07/01/27)(a)(b)	30	28,781

		223,425

Auto Parts & Equipment — 2.1%
American Axle & Manufacturing Inc., 6.50%, 04/01/27 (Call 04/01/22)	30	31,327
Clarios Global LP/Clarios US Finance Co., 8.50%, 05/15/27 (Call 05/15/22)(a)	115	122,221
Dana Inc., 5.38%, 11/15/27 (Call 11/15/22)	30	31,454
Goodyear Tire & Rubber Co. (The), 4.88%, 03/15/27 (Call 12/15/26)	40	42,544
IHO Verwaltungs GmbH, 6.00%, 05/15/27 (Call 05/15/22), (6.75% PIK)(a)(c)	30	31,142

		258,688

Banks — 0.3%
Freedom Mortgage Corp., 6.63%, 01/15/27 (Call 01/15/24)(a)	35	33,247

Building Materials — 1.1%
Builders FirstSource Inc., 6.75%, 06/01/27 (Call 06/01/22)(a)	35	36,996
Jeld-Wen Inc., 4.88%, 12/15/27 (Call 12/15/22)(a)	25	25,923
Patrick Industries Inc., 7.50%, 10/15/27 (Call 10/15/22)(a)	15	16,077
Standard Industries Inc./NJ, 5.00%, 02/15/27 (Call 02/15/22)(a)	40	41,058
Summit Materials LLC/Summit Materials Finance Corp., 6.50%, 03/15/27 (Call 03/15/22)(a)	15	15,739

		135,793

Chemicals — 1.9%
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (Call 06/15/23)(a)	30	30,993
Chemours Co. (The), 5.38%, 05/15/27 (Call 02/15/27)	30	31,838
HB Fuller Co., 4.00%, 02/15/27 (Call 11/15/26)	20	20,984

Security	Par (000)	Value

Chemicals (continued)
Hexion Inc., 7.88%, 07/15/27 (Call 07/15/22)(a)	$30	$31,800
Methanex Corp., 5.13%, 10/15/27 (Call 04/15/27)	40	42,213
Olin Corp., 5.13%, 09/15/27 (Call 03/15/22)	30	31,091
WR Grace Holdings LLC, 4.88%, 06/15/27 (Call 06/15/23)(a)	45	45,710

		234,629

Commercial Services — 4.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27 (Call 07/15/22)(a)	60	64,755
AMN Healthcare Inc., 4.63%, 10/01/27 (Call 10/01/22)(a)	30	30,813
APX Group Inc., 6.75%, 02/15/27 (Call 02/15/23)(a)	35	37,035
Avis Budget Car Rental LLC/Avis Budget Finance Inc., 5.75%, 07/15/27 (Call 07/15/22)(a)	40	41,753
Brink’s Co. (The), 4.63%, 10/15/27 (Call 10/15/22)(a)(b)	35	36,083
CoreCivic Inc., 4.75%, 10/15/27 (Call 07/15/27)	15	13,604
Garda World Security Corp.
4.63%, 02/15/27 (Call 02/15/23)(a)	30	29,779
9.50%, 11/01/27 (Call 11/01/22)(a)	35	37,768
Herc Holdings Inc., 5.50%, 07/15/27 (Call 07/15/22)(a)	60	62,614
Korn Ferry, 4.63%, 12/15/27 (Call 12/15/22)(a)	20	20,701
Prime Security Services Borrower LLC/Prime Finance Inc., 3.38%, 08/31/27 (Call 08/31/26)(a)	60	57,503
Service Corp. International/U.S., 4.63%, 12/15/27 (Call 12/15/22)	30	31,592
Sotheby’s, 7.38%, 10/15/27 (Call 10/15/22)(a)	35	36,900
United Rentals North America Inc., 5.50%, 05/15/27 (Call 05/15/22)	60	62,878

		563,778

Computers — 1.0%
NCR Corp., 5.75%, 09/01/27 (Call 09/01/22)(a)	30	31,526
Presidio Holdings Inc., 4.88%, 02/01/27 (Call 02/01/23)(a)	30	30,619
Seagate HDD Cayman, 4.88%, 06/01/27 (Call 03/01/27)	30	33,095
Unisys Corp., 6.88%, 11/01/27 (Call 11/01/23)(a)	30	32,701

		127,941

Distribution & Wholesale — 0.8%
BCPE Empire Holdings Inc., 7.63%, 05/01/27 (Call 05/01/23)(a)	40	39,611
IAA Inc., 5.50%, 06/15/27 (Call 06/15/22)(a)	30	31,242
Univar Solutions USA Inc., 5.13%, 12/01/27 (Call 12/01/22)(a)	30	31,409

		102,262

Diversified Financial Services — 1.5%
Advisor Group Holdings Inc., 10.75%, 08/01/27 (Call 08/01/22)(a)	20	22,218
Castlelake Aviation Finance DAC, 5.00%, 04/15/27 (Call 04/15/24)(a)	25	24,936
LPL Holdings Inc., 4.63%, 11/15/27 (Call 11/15/22)(a)	20	20,611
Nationstar Mortgage Holdings Inc., 6.00%, 01/15/27 (Call 01/15/23)(a)	35	36,635
Navient Corp., 5.00%, 03/15/27 (Call 09/15/26)	40	40,776
OneMain Finance Corp., 3.50%, 01/15/27 (Call 01/15/24)	40	39,221

		184,397

Electric — 2.7%
FirstEnergy Corp., Series B, 4.40%, 07/15/27 (Call 04/15/27)	90	97,629
NextEra Energy Operating Partners LP, 4.50%, 09/15/27 (Call 06/15/27)(a)	30	32,133
Talen Energy Supply LLC, 7.25%, 05/15/27 (Call 05/15/22)(a)	40	38,309
Vistra Operations Co. LLC
5.00%, 07/31/27 (Call 07/31/22)(a)	75	76,793
5.63%, 02/15/27 (Call 02/15/22)(a)	85	87,588

		332,452

Electrical Components & Equipment — 0.2%
EnerSys, 4.38%, 12/15/27 (Call 09/15/27)(a)	20	21,001

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2027 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Engineering & Construction — 0.5%
AECOM, 5.13%, 03/15/27 (Call 12/15/26)	$60	$66,195

Entertainment — 4.3%
Affinity Gaming, 6.88%, 12/15/27 (Call 12/01/23)(a)	30	31,110
Caesars Entertainment Inc., 8.13%, 07/01/27 (Call 07/01/23)(a)(b)	100	112,040
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.38%, 04/15/27 (Call 04/15/22)	30	30,906
Churchill Downs Inc., 5.50%, 04/01/27 (Call 04/01/22)(a)	35	36,269
International Game Technology PLC, 6.25%, 01/15/27 (Call 07/15/26)(a)	40	45,056
Live Nation Entertainment Inc.
4.75%, 10/15/27 (Call 10/15/22)(a)	60	61,188
6.50%, 05/15/27 (Call 05/15/23)(a)	60	65,831
Motion Bondco DAC, 6.63%, 11/15/27 (Call 11/15/22)(a)	20	20,193
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance Inc., 8.50%, 11/15/27 (Call 11/15/23)(a)	50	53,355
Penn National Gaming Inc., 5.63%, 01/15/27 (Call 01/15/22)(a)	30	30,998
Six Flags Entertainment Corp., 5.50%, 04/15/27 (Call 04/15/22)(a) .	30	31,088
Speedway Motorsports LLC/Speedway Funding II Inc., 4.88%, 11/01/27 (Call 11/01/22)(a)	20	20,397

		538,431

Environmental Control — 0.7%
Clean Harbors Inc., 4.88%, 07/15/27 (Call 07/15/22)(a)	30	31,345
Covanta Holding Corp., 6.00%, 01/01/27 (Call 01/01/22)	20	20,686
Harsco Corp., 5.75%, 07/31/27 (Call 07/31/22)(a)	30	31,122

		83,153

Food — 3.0%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC, 4.63%, 01/15/27 (Call 01/15/23)(a)	75	78,471
B&G Foods Inc., 5.25%, 09/15/27 (Call 03/01/22)	30	30,781
Kraft Heinz Foods Co., 3.88%, 05/15/27 (Call 02/15/27)	75	81,387
Performance Food Group Inc., 5.50%, 10/15/27 (Call 10/15/22)(a)(b)	60	62,735
Pilgrim’s Pride Corp., 5.88%, 09/30/27 (Call 09/30/22)(a)	50	52,698
Post Holdings Inc., 5.75%, 03/01/27 (Call 03/01/22)(a)	60	62,260

		368,332

Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.75%, 05/20/27 (Call 02/20/27)	30	33,570

Health Care - Products — 0.5%
Hill-Rom Holdings Inc., 4.38%, 09/15/27 (Call 09/15/22)(a)	30	31,200
Teleflex Inc., 4.63%, 11/15/27 (Call 11/15/22)	30	31,294

		62,494

Health Care - Services — 6.1%
Catalent Pharma Solutions Inc., 5.00%, 07/15/27 (Call 07/15/22)(a)	30	31,137
Centene Corp., 4.25%, 12/15/27 (Call 12/15/22)	150	157,129
CHS/Community Health Systems Inc.
5.63%, 03/15/27 (Call 12/15/23)(a)	100	104,671
8.00%, 12/15/27 (Call 12/15/22)(a)	60	65,270
IQVIA Inc., 5.00%, 05/15/27 (Call 05/15/22)(a)	60	62,200
Legacy LifePoint Health LLC, 4.38%, 02/15/27 (Call 02/15/22)(a)	35	34,812
MEDNAX Inc., 6.25%, 01/15/27 (Call 01/15/22)(a)	60	62,982
Surgery Center Holdings Inc., 10.00%, 04/15/27 (Call 04/15/22)(a) .	30	32,227
Tenet Healthcare Corp.
5.13%, 11/01/27 (Call 11/01/22)(a)	85	88,872
6.25%, 02/01/27 (Call 02/01/22)(a)	85	88,282
US Renal Care Inc., 10.63%, 07/15/27 (Call 07/15/22)(a)	30	31,193

		758,775

Security	Par (000)	Value

Holding Companies - Diversified — 0.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 05/15/27 (Call 11/15/26)	$90	$93,550

Home Builders — 2.0%
Beazer Homes USA Inc., 5.88%, 10/15/27 (Call 10/15/22)	20	20,897
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC, 6.25%, 09/15/27 (Call 09/15/22)(a)	35	36,531
Century Communities Inc., 6.75%, 06/01/27 (Call 06/01/22)	25	26,568
KB Home, 6.88%, 06/15/27 (Call 12/15/26)	20	23,608
Mattamy Group Corp., 5.25%, 12/15/27 (Call 12/15/22)(a)	30	31,281
Meritage Homes Corp., 5.13%, 06/06/27 (Call 12/06/26)	15	16,551
Taylor Morrison Communities Inc.
5.88%, 06/15/27 (Call 03/15/27)(a)(b)	30	33,674
6.63%, 07/15/27 (Call 07/15/22)(a)	10	10,550
Toll Brothers Finance Corp., 4.88%, 03/15/27 (Call 12/15/26)	30	33,257
Tri Pointe Homes Inc., 5.25%, 06/01/27 (Call 12/01/26)	20	21,581

		254,498

Insurance — 1.5%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (Call 10/15/23)(a)	55	54,990
6.75%, 10/15/27 (Call 10/15/22)(a)	70	72,418
GTCR AP Finance Inc., 8.00%, 05/15/27 (Call 05/15/22)(a)	30	31,557
Radian Group Inc., 4.88%, 03/15/27 (Call 09/15/26)	30	32,735

		191,700

Internet — 2.2%
Cablevision Lightpath LLC, 3.88%, 09/15/27 (Call 09/15/23)(a)	30	29,196
Getty Images Inc., 9.75%, 03/01/27 (Call 03/01/22)(a)	15	15,930
Go Daddy Operating Co. LLC/GD Finance Co. Inc., 5.25%, 12/01/27 (Call 06/01/22)(a)	35	36,348
GrubHub Holdings Inc., 5.50%, 07/01/27 (Call 07/01/22)(a)	30	30,802
Match Group Holdings II LLC, 5.00%, 12/15/27 (Call 12/15/22)(a)	30	31,333
Northwest Fiber LLC/Northwest Fiber Finance Sub Inc., 4.75%, 04/30/27 (Call 10/15/23)(a)	20	19,529
Twitter Inc., 3.88%, 12/15/27 (Call 09/15/27)(a)	40	42,071
Uber Technologies Inc., 7.50%, 09/15/27 (Call 09/15/22)(a)	60	65,669

		270,878

Iron & Steel — 0.9%
Allegheny Technologies Inc., 5.88%, 12/01/27 (Call 12/01/22)	20	20,998
Cleveland-Cliffs Inc., 5.88%, 06/01/27 (Call 06/01/22)	35	36,370
Commercial Metals Co., 5.38%, 07/15/27 (Call 07/15/22)	15	15,704
Mineral Resources Ltd., 8.13%, 05/01/27 (Call 05/01/22)(a)	35	37,855

		110,927

Leisure Time — 2.7%
Carnival Corp.
5.75%, 03/01/27 (Call 12/01/26)(a)	200	203,500
9.88%, 08/01/27 (Call 02/01/24)(a)	55	63,388
Royal Caribbean Cruises Ltd., 7.50%, 10/15/27	15	17,536
Viking Cruises Ltd., 5.88%, 09/15/27 (Call 09/15/22)(a)	50	48,487

		332,911

Lodging — 2.6%
Boyd Gaming Corp., 4.75%, 12/01/27 (Call 12/01/22)	60	61,800
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 04/01/22)	35	36,233
Melco Resorts Finance Ltd., 5.63%, 07/17/27 (Call 07/17/22)(d)	35	35,032
MGM China Holdings Ltd., 4.75%, 02/01/27 (Call 02/01/24)(a)	35	33,583
MGM Resorts International, 5.50%, 04/15/27 (Call 01/15/27)	35	37,703
Travel + Leisure Co., 6.00%, 04/01/27 (Call 01/01/27)	25	27,283
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27 (Call 02/15/27)(a)	55	55,717

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2027 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging (continued)
Wynn Macau Ltd., 5.50%, 10/01/27 (Call 10/01/22)(a)	$35	$32,557

		319,908

Machinery — 0.9%
Granite US Holdings Corp., 11.00%, 10/01/27 (Call 10/01/22)(a)	15	16,434
TK Elevator U.S. Newco Inc., 5.25%, 07/15/27 (Call 07/15/23)(a)	95	96,831

		113,265

Manufacturing — 0.2%
Amsted Industries Inc., 5.63%, 07/01/27 (Call 07/01/22)(a)	20	20,845

Media — 10.8%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, 05/01/27 (Call 05/01/22)(a)	175	181,545
Clear Channel Worldwide Holdings Inc., 5.13%, 08/15/27 (Call 08/15/22)(a)	75	76,969
CSC Holdings LLC, 5.50%, 04/15/27 (Call 04/15/22)(a)	85	87,767
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., 5.88%, 08/15/27 (Call 08/15/23)(a)	130	134,922
Entercom Media Corp., 6.50%, 05/01/27 (Call 05/01/22)(a)	30	30,163
Gray Television Inc., 7.00%, 05/15/27 (Call 05/15/22)(a)	60	64,344
iHeartCommunications Inc.
5.25%, 08/15/27 (Call 08/15/22)(a)	45	46,063
8.38%, 05/01/27 (Call 05/01/22)(b)	85	90,525
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (Call 10/15/22)(a)	85	89,684
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (Call 08/15/22)(a)	20	20,793
Nexstar Media Inc., 5.63%, 07/15/27 (Call 07/15/22)(a)	100	105,471
Scripps Escrow Inc., 5.88%, 07/15/27 (Call 07/15/22)(a)	30	30,627
Sinclair Television Group Inc., 5.13%, 02/15/27 (Call 11/15/21)(a)	20	19,283
Sirius XM Radio Inc., 5.00%, 08/01/27 (Call 08/01/22)(a)	85	88,827
Univision Communications Inc., 6.63%, 06/01/27 (Call 06/01/23)(a)	90	97,402
Videotron Ltd., 5.13%, 04/15/27 (Call 04/15/22)(a)	35	36,247
Ziggo Bond Co. BV, 6.00%, 01/15/27 (Call 01/15/22)(a)	35	36,167
Ziggo BV, 5.50%, 01/15/27 (Call 01/15/22)(a)	100	103,125

		1,339,924

Metal Fabricate & Hardware — 0.3%
Advanced Drainage Systems Inc., 5.00%, 09/30/27 (Call 09/30/22)(a)	20	20,822
Park-Ohio Industries Inc., 6.63%, 04/15/27 (Call 04/15/22)	20	19,007

		39,829

Mining — 1.5%
Alcoa Nederland Holding BV, 5.50%, 12/15/27 (Call 06/15/23)(a)	55	58,985
Compass Minerals International Inc., 6.75%, 12/01/27 (Call 12/01/22)(a)	30	31,810
FMG Resources August 2006 Pty Ltd., 4.50%, 09/15/27 (Call 06/15/27)(a)	35	36,693
Freeport-McMoRan Inc., 5.00%, 09/01/27 (Call 09/01/22)	35	36,534
New Gold Inc., 7.50%, 07/15/27 (Call 07/15/23)(a)	25	26,992

		191,014

Office & Business Equipment — 0.2%
Pitney Bowes Inc., 6.88%, 03/15/27 (Call 03/15/24)(a)(b)	20	20,788

Oil & Gas — 5.3%
Apache Corp., 4.88%, 11/15/27 (Call 05/15/27)	25	27,197
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.00%, 11/01/27 (Call 11/01/26)(a)	20	27,350
Baytex Energy Corp., 8.75%, 04/01/27 (Call 04/01/23)(a)	30	32,037
Centennial Resource Production LLC, 6.88%, 04/01/27 (Call 04/01/22)(a)	20	20,429
CNX Resources Corp., 7.25%, 03/14/27 (Call 03/14/22)(a)	35	37,166

Security	Par (000)	Value

Oil & Gas (continued)
EQT Corp., 3.90%, 10/01/27 (Call 07/01/27)	$75	$79,955
MEG Energy Corp., 7.13%, 02/01/27 (Call 02/01/23)(a)	65	68,295
Moss Creek Resources Holdings Inc., 10.50%, 05/15/27 (Call 05/15/22)(a)	30	29,767
Murphy Oil Corp., 5.88%, 12/01/27 (Call 12/01/22)	30	31,257
Occidental Petroleum Corp.
3.00%, 02/15/27 (Call 11/15/26)	40	40,000
8.50%, 07/15/27 (Call 01/15/27)	30	37,506
Parkland Corp., 5.88%, 07/15/27 (Call 07/15/22)(a)	30	31,681
SM Energy Co., 6.63%, 01/15/27 (Call 01/15/22)	25	25,827
Southwestern Energy Co., 7.75%, 10/01/27 (Call 10/01/22)	30	32,250
Sunoco LP/Sunoco Finance Corp., 6.00%, 04/15/27 (Call 04/15/22)	35	36,671
Transocean Inc., 11.50%, 01/30/27 (Call 07/30/23)(a)	35	36,085
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 02/01/22)(a)	40	39,997
Viper Energy Partners LP, 5.38%, 11/01/27 (Call 11/01/22)(a)	30	31,270

		664,740

Oil & Gas Services — 0.9%
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27 (Call 04/01/22)(a)	30	31,253
CGG SA, 8.75%, 04/01/27 (Call 04/01/24)(a)	30	29,655
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 09/01/27 (Call 09/01/22)	45	46,668

		107,576

Packaging & Containers — 3.7%
ARD Finance SA, 6.50%, 06/30/27 (Call 11/15/22),
(7.25% PIK)(a)(c)	60	62,843
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., 5.25%, 08/15/27 (Call 08/15/22)(a)	105	104,864
Berry Global Inc., 5.63%, 07/15/27 (Call 07/15/22)(a)	30	31,403
Graphic Packaging International LLC, 4.75%, 07/15/27 (Call 04/15/27)(a)	15	16,236
Greif Inc., 6.50%, 03/01/27 (Call 03/01/22)(a)	30	31,266
LABL Inc., 10.50%, 07/15/27 (Call 07/15/22)(a)	40	42,399
Owens-Brockway Glass Container Inc., 6.63%, 05/13/27 (Call 05/15/23)(a)	40	42,716
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 4.00%, 10/15/27 (Call 10/15/23)(a)	60	58,692
Sealed Air Corp., 4.00%, 12/01/27 (Call 09/01/27)(a)	30	31,522
Trivium Packaging Finance BV, 8.50%, 08/15/27 (Call 08/15/22)(a).	35	36,936

		458,877

Pharmaceuticals — 2.9%
Bausch Health Americas Inc., 8.50%, 01/31/27 (Call 07/31/22)(a)	100	106,413
Bausch Health Companies Inc., 5.75%, 08/15/27 (Call 08/15/22)(a)	30	31,421
Endo Dac/Endo Finance LLC/Endo Finco Inc., 9.50%, 07/31/27 (Call 07/31/23)(a)(b)	50	49,647
Horizon Therapeutics USA Inc., 5.50%, 08/01/27 (Call 08/01/22)(a)	35	37,038
Par Pharmaceutical Inc., 7.50%, 04/01/27 (Call 04/01/22)(a)	125	126,105
Vizient Inc., 6.25%, 05/15/27 (Call 05/15/22)(a)	15	15,696

		366,320

Pipelines — 3.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75%, 03/01/27 (Call 03/01/22)(a)	35	36,259
Buckeye Partners LP, 4.13%, 12/01/27 (Call 09/01/27)	25	25,224
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27 (Call 05/01/22)(a)	35	35,929
DCP Midstream Operating LP, 5.63%, 07/15/27 (Call 04/15/27)	30	34,245
EQM Midstream Partners LP, 6.50%, 07/01/27 (Call 01/01/27)(a)	50	55,637

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2027 Term High Yield and Income ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 01/15/27 (Call 01/15/24)	$60	$60,304
Global Partners LP/GLP Finance Corp., 7.00%, 08/01/27 (Call 08/01/22)	20	20,834
NuStar Logistics LP, 5.63%, 04/28/27 (Call 01/28/27)	30	31,570
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.00%, 03/01/27 (Call 03/01/23)(a)	25	26,005
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.38%, 02/01/27 (Call 02/01/22)	30	31,052
6.50%, 07/15/27 (Call 07/15/22)	35	37,625

		394,684

Real Estate — 0.3%
Realogy Group LLC/Realogy Co-Issuer Corp., 9.38%, 04/01/27 (Call 04/01/22)(a)	30	32,815

Real Estate Investment Trusts — 4.5%
Blackstone Mortgage Trust Inc., 3.75%, 01/15/27 (Call 10/15/26)(a)	25	24,857
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 4.50%, 04/01/27 (Call 10/01/23)(a)	40	39,032
Global Net Lease Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (Call 09/15/27)(a)	30	29,573
Iron Mountain Inc., 4.88%, 09/15/27 (Call 09/15/22)(a)	60	61,871
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 02/01/27 (Call 02/01/23)(a)	35	35,160
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., 5.75%, 02/01/27 (Call 11/01/26)	60	68,501
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27 (Call 10/15/22)	85	89,457
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27 (Call 10/15/22)	35	35,882
SBA Communications Corp., 3.88%, 02/15/27 (Call 02/15/23)	85	87,621
Service Properties Trust
4.95%, 02/15/27 (Call 08/15/26)	20	19,702
5.50%, 12/15/27 (Call 09/15/27)(b)	30	31,436
VICI Properties LP/VICI Note Co. Inc., 3.75%, 02/15/27 (Call 02/15/23)(a)	40	41,105

		564,197

Retail — 2.5%
Academy Ltd., 6.00%, 11/15/27 (Call 11/15/23)(a)	30	31,964
Bath & Body Works Inc., 6.69%, 01/15/27	15	17,187
BCPE Ulysses Intermediate Inc., 7.75%, 04/01/27 (Call 04/01/23), (8.50% PIK)(a)(c)	25	23,967
Carvana Co., 5.50%, 04/15/27 (Call 04/15/24)(a)	35	35,355
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 06/01/22)(a)	35	36,289
Lithia Motors Inc., 4.63%, 12/15/27 (Call 12/15/22)(a)	20	21,163
Murphy Oil USA Inc., 5.63%, 05/01/27 (Call 05/01/22)	15	15,642
Nordstrom Inc., 4.00%, 03/15/27 (Call 12/15/26)	20	20,661
QVC Inc., 4.75%, 02/15/27 (Call 11/15/26)(b)	30	31,448
Staples Inc., 10.75%, 04/15/27 (Call 04/15/22)(a)	55	52,503
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.88%, 03/01/27 (Call 03/01/22)	20	20,792

		306,971

Semiconductors — 0.3%
Amkor Technology Inc., 6.63%, 09/15/27 (Call 03/15/22)(a)	30	31,937

Software — 1.5%
CDK Global Inc., 4.88%, 06/01/27 (Call 06/01/22)	35	36,428
Granite Merger Sub 2 Inc., 11.00%, 07/15/27 (Call 07/15/22)(a)	15	17,100

Security	Par/ Shares (000)	Value

Software (continued)
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 03/30/22)(a)	$125	$131,671

		185,199

Telecommunications — 6.8%
Altice France Holding SA, 10.50%, 05/15/27 (Call 05/15/22)(a)	100	108,355
Altice France SA/France, 8.13%, 02/01/27 (Call 02/01/22)(a)	100	107,466
CommScope Inc., 8.25%, 03/01/27 (Call 03/01/22)(a)	60	61,147
CommScope Technologies LLC, 5.00%, 03/15/27 (Call 03/15/22)(a)(b)	35	32,507
Frontier Communications Holdings LLC, 5.88%, 10/15/27 (Call 10/15/23)(a)	70	73,580
Level 3 Financing Inc., 4.63%, 09/15/27 (Call 09/15/22)(a)	60	61,527
LogMeIn Inc., 5.50%, 09/01/27 (Call 09/01/23)(a)	60	60,095
Lumen Technologies Inc., 4.00%, 02/15/27 (Call 02/15/23)(a)	75	75,302
Nokia OYJ, 4.38%, 06/12/27	30	32,342
Telesat Canada/Telesat LLC
4.88%, 06/01/27 (Call 12/01/22)(a)	25	22,385
6.50%, 10/15/27 (Call 10/15/22)(a)	30	24,357
VEON Holdings BV, 3.38%, 11/25/27 (Call 08/25/27)(a)	65	64,957
ViaSat Inc., 5.63%, 04/15/27 (Call 04/15/22)(a)	35	36,401
Zayo Group Holdings Inc., 4.00%, 03/01/27 (Call 11/29/21)(a)	85	82,538

		842,959

Toys, Games & Hobbies — 0.3%
Mattel Inc., 5.88%, 12/15/27 (Call 12/15/22)(a)	35	37,696

Transportation — 0.3%
Watco Companies LLC/Watco Finance Corp., 6.50%, 06/15/27 (Call 06/15/23)(a)	35	37,272

Trucking & Leasing — 0.3%
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/27 (Call 08/01/23)(a)	30	33,781

Total Corporate Bonds & Notes — 97.9% (Cost: $12,286,072)		12,161,585

Short-Term Investments

Money Market Funds — 6.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(e)(f)(g)	508	508,415
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	250	250,000

		758,415

Total Short-Term Investments — 6.1% (Cost: $758,415)		758,415

Total Investments in Securities — 104.0% (Cost: $13,044,487)		12,920,000

Other Assets, Less Liabilities — (4.0)%		(494,854)

Net Assets — 100.0%		$12,425,146

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® 2027 Term High Yield and Income ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/07/21(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$508,415	(b)	$—	$—	$—	$508,415	508	$235	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	250,000	(b)	—	—	—	250,000	250	2		—

					$—	$—	$758,415		$237		$—

(a)	The Fund commenced operations on July 07, 2021.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$12,161,585	$—	$12,161,585
Money Market Funds	758,415	—	—	758,415

	$758,415	$12,161,585	$—	$12,920,000

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Statements of Assets and Liabilities

October 31, 2021

	iShares iBonds 2021 Term High Yield and Income ETF	iShares iBonds 2022 Term High Yield and Income ETF	iShares iBonds 2023 Term High Yield and Income ETF	iShares iBonds 2024 Term High Yield and Income ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$7,612,511	$68,246,271	$80,895,429	$51,222,743
Affiliated(c)	31,478,519	9,514,299	11,690,354	4,755,592
Cash	6,392	897	1,580,250	49,513
Receivables:
Investments sold	180,000	146,556	713,298	—
Securities lending income — Affiliated	95	1,685	1,806	1,711
Capital shares sold	—	—	22,691	235,650
Dividends	121	7	12	2
Interest	191,383	798,325	1,262,343	824,132

Total assets	39,469,021	78,708,040	96,166,183	57,089,343

LIABILITIES
Collateral on securities loaned, at value	838,982	6,234,596	5,910,698	4,145,526
Payables:
Investments purchased	—	2,367,387	6,685,220	1,202,159
Investment advisory fees	10,259	20,765	23,801	14,229

Total liabilities	849,241	8,622,748	12,619,719	5,361,914

NET ASSETS	$38,619,780	$70,085,292	$83,546,464	$51,727,429

NET ASSETS CONSIST OF:
Paid-in capital	$39,232,268	$70,108,368	$83,345,871	$51,843,740
Accumulated earnings (loss)	(612,488)	(23,076)	200,593	(116,311)

NET ASSETS	$38,619,780	$70,085,292	$83,546,464	$51,727,429

Shares outstanding	1,600,000	2,900,000	3,400,000	2,100,000

Net asset value	$24.14	$24.17	$24.57	$24.63

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$795,282	$5,913,575	$5,610,600	$3,989,957
(b) Investments, at cost — Unaffiliated	$7,613,118	$68,046,743	$80,505,121	$50,586,282
(c) Investments, at cost — Affiliated	$31,478,096	$9,513,955	$11,689,481	$4,755,028

See notes to financial statements.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

October 31, 2021

	iShares iBonds 2025 Term High Yield and Income ETF	iShares iBonds 2026 Term High Yield and Income ETF	iShares iBonds 2027 Term High Yield and Income ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$38,892,469	$19,992,383	$12,161,585
Affiliated(c)	4,838,076	2,350,858	758,415
Cash	68,253	849	4,842
Receivables:
Investments sold	13,953	—	—
Securities lending income — Affiliated	1,106	345	171
Dividends	2	—	1
Interest	656,066	270,760	182,467

Total assets	44,469,925	22,615,195	13,107,481

LIABILITIES
Collateral on securities loaned, at value	3,718,697	1,831,026	508,415
Payables:
Investments purchased	920,741	457,537	170,230
Investment advisory fees	11,811	6,023	3,690

Total liabilities	4,651,249	2,294,586	682,335

NET ASSETS	$39,818,676	$20,320,609	$12,425,146

NET ASSETS CONSIST OF:
Paid-in capital	$40,058,164	$20,202,554	$12,517,854
Accumulated earnings (loss)	(239,488)	118,055	(92,708)

NET ASSETS	$39,818,676	$20,320,609	$12,425,146

Shares outstanding	1,600,000	800,000	500,000

Net asset value	$24.89	$25.40	$24.85

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$3,587,381	$1,764,463	$488,694
(b) Investments, at cost — Unaffiliated	$38,320,494	$19,824,337	$12,286,072
(c) Investments, at cost — Affiliated	$4,837,297	$2,350,858	$758,415

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Operations

Year Ended October 31, 2021

	iShares iBonds 2021 Term High Yield and Income ETF	iShares iBonds 2022 Term High Yield and Income ETF	iShares iBonds 2023 Term High Yield and Income ETF	iShares iBonds 2024 Term High Yield and Income ETF

INVESTMENT INCOME
Dividends — Affiliated	$677	$148	$110	$102
Interest — Unaffiliated	714,038	1,427,906	2,093,572	1,378,556
Payment-in-kind interest — Unaffiliated	—	—	114,536	—
Securities lending income — Affiliated — net	4,311	13,080	15,375	13,406
Other income — Unaffiliated	—	1,958	1,525	2,979

Total investment income	719,026	1,443,092	2,225,118	1,395,043

EXPENSES
Investment advisory fees	131,673	164,561	163,946	102,997

Total expenses	131,673	164,561	163,946	102,997

Less:
Investment advisory fees waived	(6,191)	(1,021)	(706)	(640)

Total expenses after fees waived	125,482	163,540	163,240	102,357

Net investment income	593,544	1,279,552	2,061,878	1,292,686

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	93,389	506,618	555,359	165,733
Investments — Affiliated	(471)	(713)	(804)	(337)
In-kind redemptions — Unaffiliated	2,571	—	—	—

Net realized gain	95,489	505,905	554,555	165,396

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(62,143)	(132,831)	161,426	535,690
Investments — Affiliated	2	25	(95)	(42)

Net change in unrealized appreciation (depreciation)	(62,141)	(132,806)	161,331	535,648

Net realized and unrealized gain	33,348	373,099	715,886	701,044

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$626,892	$1,652,651	$2,777,764	$1,993,730

See notes to financial statements.

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended October 31, 2021

	iShares iBonds 2025 Term High Yield and Income ETF	iShares iBonds 2026 Term High Yield and Income ETF(a)	iShares iBonds 2027 Term High Yield and Income ETF(b)

INVESTMENT INCOME
Dividends — Affiliated	$53	$41	$2
Interest — Unaffiliated	1,333,744	723,491	138,271
Securities lending income — Affiliated — net	8,812	2,593	235
Other income — Unaffiliated	797	1,052	100

Total investment income	1,343,406	727,177	138,608

EXPENSES
Investment advisory fees	95,380	55,167	13,716

Total expenses	95,380	55,167	13,716

Less:
Investment advisory fees waived	(375)	(198)	(20)

Total expenses after fees waived	95,005	54,969	13,696

Net investment income	1,248,401	672,208	124,912

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	120,946	(58,928)	119
Investments — Affiliated	(504)	(168)	—

Net realized gain (loss)	120,442	(59,096)	119

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	372,746	168,046	(124,487)
Investments — Affiliated	13	—	—

Net change in unrealized appreciation (depreciation)	372,759	168,046	(124,487)

Net realized and unrealized gain (loss)	493,201	108,950	(124,368)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,741,602	$781,158	$544

(a)	For the period from November 10, 2020 (commencement of operations) to October 31, 2021.
(b)	For the period from July 7, 2021 (commencement of operations) to October 31, 2021.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Changes in Net Assets

	iShares iBonds 2021 Term High Yield and Income ETF		iShares iBonds 2022 Term High Yield and Income ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$593,544	$631,929	$1,279,552	$776,460
Net realized gain (loss)	95,489	(773,112)	505,905	(599,785)
Net change in unrealized appreciation (depreciation)	(62,141)	126,115	(132,806)	379,272

Net increase (decrease) in net assets resulting from operations	626,892	(15,068)	1,652,651	555,947

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(702,434)	(636,214)	(1,338,242)	(746,451)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	12,115,369	14,777,663	50,744,075	9,379,420

NET ASSETS
Total increase in net assets	12,039,827	14,126,381	51,058,484	9,188,916
Beginning of period	26,579,953	12,453,572	19,026,808	9,837,892

End of period	$38,619,780	$26,579,953	$70,085,292	$19,026,808

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares iBonds 2023 Term High Yield and Income ETF		iShares iBonds 2024 Term High Yield and Income ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,061,878	$756,119	$1,292,686	$625,296
Net realized gain (loss)	554,555	(847,890)	165,396	(1,028,239)
Net change in unrealized appreciation (depreciation)	161,331	270,583	535,648	(49,506)

Net increase (decrease) in net assets resulting from operations	2,777,764	178,812	1,993,730	(452,449)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,956,106)	(769,276)	(1,275,100)	(655,125)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	66,191,647	4,759,599	41,654,956	(2,142,843)

NET ASSETS
Total increase (decrease) in net assets	67,013,305	4,169,135	42,373,586	(3,250,417)
Beginning of period	16,533,159	12,364,024	9,353,843	12,604,260

End of period	$83,546,464	$16,533,159	$51,727,429	$9,353,843

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets  (continued)

	iShares iBonds 2025 Term High Yield and Income ETF		iShares iBonds 2026 Term High Yield and Income ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Period From 11/10/20(a) to 10/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,248,401	$791,768	$672,208
Net realized gain (loss)	120,442	(1,033,686)	(59,096)
Net change in unrealized appreciation (depreciation)	372,759	96,035	168,046

Net increase (decrease) in net assets resulting from operations	1,741,602	(145,883)	781,158

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(1,311,182)	(790,698)	(663,103)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	22,540,953	5,218,399	20,202,554

NET ASSETS
Total increase in net assets	22,971,373	4,281,818	20,320,609
Beginning of period	16,847,303	12,565,485	—

End of period	$39,818,676	$16,847,303	$20,320,609

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

iShares iBonds 2027 Term High Yield and Income ETF
Period From 07/07/21(a) to 10/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$124,912
Net realized gain	119
Net change in unrealized appreciation (depreciation)	(124,487)

Net increase in net assets resulting from operations	544

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(93,252)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	12,517,854

NET ASSETS
Total increase in net assets	12,425,146
Beginning of period	—

End of period	$12,425,146

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Financial Highlights

(For a share outstanding throughout each period)

iShares iBonds 2021 Term High Yield and Income ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Period From 05/07/19(a) to 10/31/19

Net asset value, beginning of period	$24.16	$24.91	$25.00

Net investment income(b)	0.38	0.88	0.58
Net realized and unrealized gain (loss)(c)	0.08	(0.67)	(0.20)

Net increase from investment operations	0.46	0.21	0.38

Distributions(d)
From net investment income	(0.48)	(0.96)	(0.47)

Total distributions	(0.48)	(0.96)	(0.47)

Net asset value, end of period	$24.14	$24.16	$24.91

Total Return(e)
Based on net asset value	1.94%	0.90%	1.54	%(f)

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35	%(g)

Total expenses after fees waived	0.33%	0.35%	0.35	%(g)

Net investment income	1.58%	3.66%	4.76	%(g)

Supplemental Data
Net assets, end of period (000)	$38,620	$26,580	$12,454

Portfolio turnover rate(h)	1%	50%	17	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

iShares iBonds 2022 Term High Yield and Income ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Period From 05/07/19(a) to 10/31/19

Net asset value, beginning of period	$23.78	$24.59	$25.00

Net investment income(b)	0.66	1.32	0.64
Net realized and unrealized gain (loss)(c)	0.57	(0.83)	(0.51)

Net increase from investment operations	1.23	0.49	0.13

Distributions(d)
From net investment income	(0.84)	(1.30)	(0.54)

Total distributions	(0.84)	(1.30)	(0.54)

Net asset value, end of period	$24.17	$23.78	$24.59

Total Return(e)
Based on net asset value	5.22%	2.15%	0.56	%(f)

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35	%(g)

Total expenses after fees waived	0.35%	0.35%	0.35	%(g)

Net investment income	2.72%	5.61%	5.34	%(g)

Supplemental Data
Net assets, end of period (000)	$70,085	$19,027	$9,838

Portfolio turnover rate(h)	33%	68%	14	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

iShares iBonds 2023 Term High Yield and Income ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Period From 05/07/19(a) to 10/31/19

Net asset value, beginning of period	$23.62	$24.73	$25.00

Net investment income(b)	1.08	1.33	0.69

Net realized and unrealized gain (loss)(c)	1.04	(1.08)	(0.40)

Net increase from investment operations	2.12	0.25	0.29

Distributions(d)
From net investment income	(1.17)	(1.36)	(0.56)

Total distributions	(1.17)	(1.36)	(0.56)

Net asset value, end of period	$24.57	$23.62	$24.73

Total Return(e)
Based on net asset value	9.12%	1.16%	1.19	%(f)

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35	%(g)

Total expenses after fees waived	0.35%	0.35%	0.35	%(g)

Net investment income	4.40%	5.67%	5.73	%(g)

Supplemental Data
Net assets, end of period (000)	$83,546	$16,533	$12,364

Portfolio turnover rate(h)	46%	51%	9	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

iShares iBonds 2024 Term High Yield and Income ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Period From 05/07/19(a) to 10/31/19

Net asset value, beginning of period	$23.38	$25.21	$25.00

Net investment income(b)	1.08	1.33	0.68
Net realized and unrealized gain (loss)(c)	1.33	(1.79)	0.09

Net increase (decrease) from investment operations	2.41	(0.46)	0.77

Distributions(d)
From net investment income	(1.16)	(1.37)	(0.56)

Total distributions	(1.16)	(1.37)	(0.56)

Net asset value, end of period	$24.63	$23.38	$25.21

Total Return(e)
Based on net asset value	10.42%	(1.72)%	3.08	%(f)

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35	%(g)

Total expenses after fees waived	0.35%	0.35%	0.35	%(g)

Net investment income	4.39%	5.61%	5.55	%(g)

Supplemental Data
Net assets, end of period (000)	$51,727	$9,354	$12,604

Portfolio turnover rate(h)	44%	42%	10	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

iShares iBonds 2025 Term High Yield and Income ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Period From 05/07/19(a) to 10/31/19

Net asset value, beginning of period	$24.07	$25.13	$25.00

Net investment income(b)	1.14	1.37	0.71
Net realized and unrealized gain (loss)(c)	0.95	(0.99)	0.00	(d)

Net increase from investment operations	2.09	0.38	0.71

Distributions(e)
From net investment income	(1.27)	(1.44)	(0.58)

Total distributions	(1.27)	(1.44)	(0.58)

Net asset value, end of period	$24.89	$24.07	$25.13

Total Return(f)
Based on net asset value	8.77%	1.71%	2.87	%(g)

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35	%(h)

Total expenses after fees waived	0.35%	0.35%	0.35	%(h)

Net investment income	4.58%	5.73%	5.84	%(h)

Supplemental Data
Net assets, end of period (000)	$39,819	$16,847	$12,565

Portfolio turnover rate(i)	29%	42%	5	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Rounds to less than $0.01.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds 2026 Term High Yield and Income ETF
	Period From 11/10/20(a) to 10/31/21

Net asset value, beginning of period	$25.00

Net investment income(b)	1.06
Net realized and unrealized gain(c)	0.37

Net increase from investment operations	1.43

Distributions(d)
From net investment income	(1.03)

Total distributions	(1.03)

Net asset value, end of period	$25.40

Total Return(e)
Based on net asset value	5.79	%(f)

Ratios to Average Net Assets
Total expenses	0.35	%(g)

Total expenses after fees waived	0.35	%(g)

Net investment income	4.26	%(g)

Supplemental Data
Net assets, end of period (000)	$20,321

Portfolio turnover rate(h)	35	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds 2027 Term High Yield and Income ETF
	Period From 07/07/21(a) to 10/31/21

Net asset value, beginning of period	$25.00

Net investment income(b)	0.25
Net realized and unrealized loss(c)	(0.21)

Net increase from investment operations	0.04

Distributions(d)
From net investment income	(0.19)

Total distributions	(0.19)

Net asset value, end of period	$24.85

Total Return(e)
Based on net asset value	0.15	%(f)

Ratios to Average Net Assets
Total expenses	0.35	%(g)

Total expenses after fees waived	0.35	%(g)

Net investment income	3.19	%(g)

Supplemental Data
Net assets, end of period (000)	$12,425

Portfolio turnover rate(h)	3	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.    ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds 2021 Term High Yield and Income	Non-diversified
iBonds 2022 Term High Yield and Income	Non-diversified
iBonds 2023 Term High Yield and Income	Non-diversified
iBonds 2024 Term High Yield and Income	Non-diversified
iBonds 2025 Term High Yield and Income	Non-diversified
iBonds 2026 Term High Yield and Income(a)	Non-diversified
iBonds 2027 Term High Yield and Income(b)	Non-diversified

(a)	The Fund commenced operations on November 10, 2020.
(b)	The Fund commenced operations on July 7, 2021.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.    SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and

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Notes to Financial Statements  (continued)

the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
iBonds 2021 Term High Yield and Income
BMO Capital Markets Corp.	$100,389	$100,389	$—	$—
Morgan Stanley	694,893	694,893	—	—

	$795,282	$795,282	$—	$—

iBonds 2022 Term High Yield and Income
Barclays Capital, Inc	$1,113,959	$1,113,959	$—	$—
BMO Capital Markets Corp.	760,138	760,138	—	—
BofA Securities, Inc	69,524	69,524	—	—
Citigroup Global Markets, Inc.	152,055	152,055	—	—
J.P. Morgan Securities LLC	3,783,885	3,783,885	—	—
Morgan Stanley	34,014	34,014	—	—

	$5,913,575	$5,913,575	$—	$—

iBonds 2023 Term High Yield and Income
Barclays Capital, Inc	$278,024	$278,024	$—	$—
BMO Capital Markets Corp.	23,313	23,313	—	—
BofA Securities, Inc	222,522	222,522	—	—
Citigroup Global Markets, Inc.	283,321	283,321	—	—
Credit Suisse Securities (USA) LLC	383,461	383,461	—	—
Goldman Sachs & Co. LLC	1,835,896	1,835,896	—	—
J.P. Morgan Securities LLC	2,213,817	2,213,817	—	—
Scotia Capital (USA), Inc.	370,246	370,246	—	—

	$5,610,600	$5,610,600	$—	$—

iBonds 2024 Term High Yield and Income
Barclays Capital, Inc	$609,652	$609,652	$—	$—
BNP Paribas SA	244,427	244,427	—	—
BofA Securities, Inc	394,454	394,454	—	—
Citigroup Global Markets, Inc.	16,458	16,458	—	—
Credit Suisse Securities (USA) LLC	21,615	21,615	—	—
Goldman Sachs & Co. LLC	1,056,645	1,056,645	—	—
J.P. Morgan Securities LLC	752,938	752,938	—	—
Jefferies LLC	513,601	513,601	—	—
Morgan Stanley	189,737	189,737	—	—
Scotia Capital (USA), Inc.	190,430	190,430	—	—

	$3,989,957	$3,989,957	$—	$—

iBonds 2025 Term High Yield and Income
Barclays Capital, Inc	$512,506	$512,506	$—	$—
BNP Paribas SA	191,482	191,482	—	—
BofA Securities, Inc	23,430	23,430	—	—
Citigroup Global Markets, Inc.	744	744	—	—
Credit Suisse Securities (USA) LLC	89,035	89,035	—	—
Goldman Sachs & Co. LLC	1,220,014	1,220,014	—	—
J.P. Morgan Securities LLC	1,248,625	1,248,625	—	—
Morgan Stanley	149,191	149,191	—	—
Scotia Capital (USA), Inc.	152,354	152,354	—	—

	$3,587,381	$3,587,381	$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
iBonds 2026 Term High Yield and Income
Barclays Bank PLC	$313,264	$313,264	$—	$—
BMO Capital Markets Corp.	6,186	6,186	—	—
Citigroup Global Markets, Inc.	44,702	44,702	—	—
Credit Suisse Securities (USA) LLC	55,831	55,831	—	—
Goldman Sachs & Co. LLC	981,444	981,444	—	—
Morgan Stanley	128,400	128,400	—	—
Nomura Securities International, Inc.	1,036	1,036	—	—
RBC Capital Markets LLC	233,600	233,600	—	—

	$1,764,463	$1,764,463	$—	$—

iBonds 2027 Term High Yield and Income
Barclays Bank PLC	$54,803	$54,803	$—	$—
BofA Securities, Inc.	222,619	222,619	—	—
Credit Suisse Securities (USA) LLC	26,207	26,207	—	—
RBC Capital Markets LLC	185,065	185,065	—	—

	$488,694	$488,694	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.35%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses, if any, attributable to each Fund’s investments in other funds advised by BFA or its affiliates.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
iBonds 2021 Term High Yield and Income	$6,191
iBonds 2022 Term High Yield and Income	1,021
iBonds 2023 Term High Yield and Income	706
iBonds 2024 Term High Yield and Income	640
iBonds 2025 Term High Yield and Income	375
iBonds 2026 Term High Yield and Income	198
iBonds 2027 Term High Yield and Income	20

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational

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Notes to Financial Statements  (continued)

costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
iBonds 2021 Term High Yield and Income	$1,597
iBonds 2022 Term High Yield and Income	4,316
iBonds 2023 Term High Yield and Income	4,854
iBonds 2024 Term High Yield and Income	4,028
iBonds 2025 Term High Yield and Income	2,988
iBonds 2026 Term High Yield and Income	1,090
iBonds 2027 Term High Yield and Income	78

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.    PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
iBonds 2021 Term High Yield and Income	$102,166	$15,992,836
iBonds 2022 Term High Yield and Income	13,793,556	20,975,801
iBonds 2023 Term High Yield and Income	21,111,441	21,276,300
iBonds 2024 Term High Yield and Income	13,517,018	12,779,213
iBonds 2025 Term High Yield and Income	7,774,708	7,731,005
iBonds 2026 Term High Yield and Income	13,273,912	5,601,951
iBonds 2027 Term High Yield and Income	7,734,056	261,686

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBonds 2021 Term High Yield and Income	$16,617,119	$1,442,521
iBonds 2022 Term High Yield and Income	49,665,129	—
iBonds 2023 Term High Yield and Income	64,687,945	—
iBonds 2024 Term High Yield and Income	40,921,432	—
iBonds 2025 Term High Yield and Income	22,073,081	—
iBonds 2026 Term High Yield and Income	12,382,171	—
iBonds 2027 Term High Yield and Income	4,889,497	—

7.    INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to realized gains (losses) from in-kind redemptions and distributions paid in excess of taxable income were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
iBonds 2021 Term High Yield and Income	$(2,592)	$2,592

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20
iBonds 2021 Term High Yield and Income
Ordinary income	$702,434	$636,214

iBonds 2022 Term High Yield and Income
Ordinary income	$1,338,242	$746,451

iBonds 2023 Term High Yield and Income
Ordinary income	$1,956,106	$769,276

iBonds 2024 Term High Yield and Income
Ordinary income	$1,275,100	$655,125

iBonds 2025 Term High Yield and Income
Ordinary income	$1,311,182	$790,698

iShares ETF		Period Ended 10/31/21
iBonds 2026 Term High Yield and Income
Ordinary income		$663,103

iBonds 2027 Term High Yield and Income
Ordinary income		$93,252

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Notes to Financial Statements  (continued)

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
iBonds 2021 Term High Yield and Income	$—	$(609,509)	$(2,979)	$(612,488)
iBonds 2022 Term High Yield and Income	102,897	(264,550)	138,577	(23,076)
iBonds 2023 Term High Yield and Income	254,063	(391,001)	337,531	200,593
iBonds 2024 Term High Yield and Income	165,175	(811,548)	530,062	(116,311)
iBonds 2025 Term High Yield and Income	147,075	(835,333)	448,770	(239,488)
iBonds 2026 Term High Yield and Income	75,599	(59,954)	102,410	118,055
iBonds 2027 Term High Yield and Income	75,558	(229)	(168,037)	(92,708)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

For the year ended October 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
iBonds 2021 Term High Yield and Income	$42,890
iBonds 2022 Term High Yield and Income	470,556
iBonds 2023 Term High Yield and Income	515,271
iBonds 2024 Term High Yield and Income	111,099
iBonds 2025 Term High Yield and Income	102,951

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBonds 2021 Term High Yield and Income	$39,094,009	$3,204	$(6,183)	$(2,979)
iBonds 2022 Term High Yield and Income	77,621,993	223,478	(84,901)	138,577
iBonds 2023 Term High Yield and Income	92,248,252	872,280	(534,749)	337,531
iBonds 2024 Term High Yield and Income	55,448,273	687,261	(157,199)	530,062
iBonds 2025 Term High Yield and Income	43,281,775	608,803	(160,033)	448,770
iBonds 2026 Term High Yield and Income	22,240,831	226,253	(123,843)	102,410
iBonds 2027 Term High Yield and Income	13,088,037	53,673	(221,710)	(168,037)

8.     PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future,

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.    CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20
iShares ETF	Shares	Amount	Shares	Amount
iBonds 2021 Term High Yield and Income
Shares sold	700,000	$16,946,243	800,000	$19,441,959
Shares redeemed	(200,000)	(4,830,874)	(200,000)	(4,664,296)

Net increase	500,000	$12,115,369	600,000	$14,777,663

iBonds 2022 Term High Yield and Income
Shares sold	2,100,000	$50,744,075	700,000	$16,128,396
Shares redeemed	—	—	(300,000)	(6,748,976)

Net increase	2,100,000	$50,744,075	400,000	$9,379,420

iBonds 2023 Term High Yield and Income
Shares sold	2,700,000	$66,191,647	400,000	$9,203,670
Shares redeemed	—	—	(200,000)	(4,444,071)

Net increase	2,700,000	$66,191,647	200,000	$4,759,599

iBonds 2024 Term High Yield and Income
Shares sold	1,700,000	$41,654,956	100,000	$2,303,087
Shares redeemed	—	—	(200,000)	(4,445,930)

Net increase (decrease)	1,700,000	$41,654,956	(100,000)	$(2,142,843)

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Notes to Financial Statements  (continued)

	Year Ended 10/31/21		Year Ended 10/31/20
iShares ETF	Shares	Amount	Shares	Amount
iBonds 2025 Term High Yield and Income
Shares sold	900,000	$22,540,953	900,000	$21,196,356
Shares redeemed	—	—	(700,000)	(15,977,957)

Net increase	900,000	$22,540,953	200,000	$5,218,399

			Period Ended 10/31/21
iShares ETF			Shares	Amount
iBonds 2026 Term High Yield and Income
Shares sold			800,000	$20,202,554

iBonds 2027 Term High Yield and Income
Shares sold			500,000	$12,517,854

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.    SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Planned Fund Liquidation: In accordance with its prospectus and its investment objective, the iShares iBonds 2021 Term High Yield and Income ETF ceased trading after the close of business on December 15, 2021, when all of the bonds included in the Fund’s underlying index matured. Proceeds of the liquidation are currently scheduled to be sent to shareholders on December 20, 2021.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares iBonds 2021 Term High Yield and Income ETF, iShares iBonds 2022 Term High Yield and Income ETF, iShares iBonds 2023 Term High Yield and Income ETF, iShares iBonds 2024 Term High Yield and Income ETF, iShares iBonds 2025 Term High Yield and Income ETF, iShares iBonds 2026 Term High Yield and Income ETF and iShares iBonds 2027 Term High Yield and Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares iBonds 2021 Term High Yield and Income ETF, iShares iBonds 2022 Term High Yield and Income ETF, iShares iBonds 2023 Term High Yield and Income ETF, iShares iBonds 2024 Term High Yield and Income ETF, and iShares iBonds 2025 Term High Yield and Income ETF, iShares iBonds 2026 Term High Yield and Income ETF and iShares iBonds 2027 Term High Yield and Income ETF (seven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares iBonds 2021 Term High Yield and Income ETF, iShares iBonds 2022 Term High Yield and Income ETF, iShares iBonds 2023 Term High Yield and Income ETF, iShares iBonds 2024 Term High Yield and Income ETF, and iShares iBonds 2025 Term High Yield and Income ETF: statements of operations for the year ended October 31, 2021 and statements of changes in net assets for each of the two years in the period ended October 31, 2021.

iShares iBonds 2026 Term High Yield and Income ETF: statements of operations and changes in net assets for the period November 10, 2020 (commencement of operations) to October 31, 2021.
iShares iBonds 2027 Term High Yield and Income ETF: statements of operations and changes in net assets for the period July 7, 2021 (commencement of operations) to October 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends
iBonds 2021 Term High Yield and Income	$ 626,663
iBonds 2022 Term High Yield and Income	1,343,915
iBonds 2023 Term High Yield and Income	2,127,237
iBonds 2024 Term High Yield and Income	1,379,333
iBonds 2025 Term High Yield and Income	1,363,615
iBonds 2026 Term High Yield and Income	735,309
iBonds 2027 Term High Yield and Income	168,500

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends
iBonds 2021 Term High Yield and Income	$ 430,794
iBonds 2022 Term High Yield and Income	1,033,223
iBonds 2023 Term High Yield and Income	1,836,543
iBonds 2024 Term High Yield and Income	1,096,485
iBonds 2025 Term High Yield and Income	1,219,086
iBonds 2026 Term High Yield and Income	633,007
iBonds 2027 Term High Yield and Income	139,619

I M P O R T A N T T A X I N F O R M A T I O N	75

Board Review and Approval of Investment Advisory Contract

iShares iBonds 2021 Term High Yield and Income ETF, iShares iBonds 2022 Term High Yield and Income ETF, iShares iBonds 2023 Term High Yield and Income ETF, iShares iBonds 2024 Term High Yield and Income ETF, iShares iBonds 2025 Term High Yield and Income ETF, iShares iBonds 2026 Term High Yield and Income ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares iBonds 2027 Term High Yield and Income ETF(the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	77

Board Review and Approval of Investment Advisory Contract  (continued)

Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on March 30-31, 2021, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the overall fund expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board considered information that it had previously received regarding economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other

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Board Review and Approval of Investment Advisory Contract  (continued)

Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	79

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
iBonds 2021 Term High Yield and Income	$0.483961	$—	$—	$0.483961	100%	—%	—%		100%
iBonds 2022 Term High Yield and Income(a)	0.833503	—	0.001648	0.835151	100	—	0	(b)	100
iBonds 2023 Term High Yield and Income(a)	1.167029	—	0.000973	1.168002	100	—	0	(b)	100
iBonds 2024 Term High Yield and Income(a)	1.156861	—	0.000744	1.157605	100	—	0	(b)	100
iBonds 2025 Term High Yield and Income(a)	1.259661	—	0.006628	1.266289	99	—	1		100
iBonds 2026 Term High Yield and Income	1.029259	—	—	1.029259	100	—	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

80	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	81

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

82	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	83

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

PIK	Payment-in-kind

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1023-1021

OCTOBER 31, 2021

2021 Annual Report

iShares Trust

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The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Corporate Bond Market Overview

U.S. investment-grade corporate bonds advanced for the 12 months ended October 31, 2021 (“reporting period”). The Markit iBoxx USD Liquid Investment Grade Index, a broad measure of U.S. investment-grade corporate bond performance, returned 2.28%.

The U.S. economy continued to recover from the effects of the coronavirus pandemic, growing at a brisk pace during the reporting period. Driven by strong consumer spending and significant fiscal and monetary stimulus, U.S. growth outpaced most other developed economies. An ongoing COVID-19 vaccination program helped accelerate the easing of pandemic-related restrictions, and consumers returned to activities that were previously curtailed, such as travel, restaurant dining, and in-person shopping. Spending on goods also remained elevated, leading imports to rise to an all-time high.

However, this robust consumer demand combined with continued pandemic-related disruptions to the global supply chain led to significantly higher inflation. Similarly, in the labor market, the reopening economy and pent-up demand meant that hiring accelerated, and the unemployment rate fell substantially. Nonetheless, total employment remained notably below pre-pandemic levels and job openings reached a record high despite rising wages. Elevated demand drove an increase in industrial production, although rising commodities prices and supply delays constrained growth, particularly late in the reporting period. The emergence of the highly contagious Delta variant, which was responsible for a significant rise in cases beginning late in summer 2021, also weighed on the economy.

The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchasing program. The Fed indicated that it would begin slowing its bond buying activities late in 2021 and signaled that an interest rate increase could be possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

Investment-grade bond yields rose only slightly during the reporting period, even as yields rose more quickly on intermediate- and long-term U.S. Treasuries. A narrowing yield spread (the difference between yields on investment-grade corporate bonds and U.S. Treasuries) buoyed the performance of investment grade bonds compared to U.S. Treasuries. Investors’ ongoing search for yield in a low interest rate environment drove the decline in the yield spread and supported investment-grade bond prices. Issuance remained elevated by historical standards, as companies took the opportunity to refinance and lock in low borrowing costs.

From a sector perspective, investment-grade bonds issued by energy companies posted solid returns, supported by rising prices for energy commodities. The prices of oil, natural gas, and coal all increased substantially during the reporting period as the global economic rebound led to higher demand for energy. At the beginning of the pandemic, oil prices declined rapidly, and investment in new projects decreased significantly. As oil prices rose during the reporting period, energy companies issued debt, primarily to refinance at lower borrowing costs.

Bonds issued by financial companies also advanced, as banks remained relatively financially healthy during the pandemic, supported by economic stimulus, strong balance sheets, and diverse revenue streams. Non-bank finance company bonds also gained, including aircraft leasing companies, which benefited from the improving financial environment of their lessees. Consumer non-cyclical company bonds gained as food and beverage companies were able to adjust pricing to increase revenues despite higher costs and supply chain difficulties.

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Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2021 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2021 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2021, as represented by the Bloomberg December 2021 Maturity Corporate Index (the “Index”) (formerly the Bloomberg Barclays December 2021 Maturity Corporate Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.29%	1.99%	2.33%	0.29%	10.34%	16.58%
Fund Market	0.21	1.92	2.32	0.21	9.97	16.47
Index	0.40	2.10	2.47	0.40	10.93	17.59

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,001.00	$ 0.40		$ 1,000.00	$ 1,024.80	$ 0.41		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2021 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	0.1%
Aa	0.4
A	13.9
Baa	12.4
Short-Term and Other Assets	73.2

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Citigroup Inc., 2.90%, 12/08/21	3.0%
Morgan Stanley, 2.63%, 11/17/21	2.8
General Motors Financial Co. Inc., 4.20%, 11/06/21	2.8
AbbVie Inc., 2.15%, 11/19/21	2.7
Eastman Chemical Co., 3.50%, 12/01/21	2.2

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2022 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2022 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2022, as represented by the Bloomberg December 2022 Maturity Corporate Index (the “Index”) (formerly the Bloomberg Barclays December 2022 Maturity Corporate Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.52%	2.54%	2.94%	0.52%	13.35%	21.26%
Fund Market	0.36	2.45	2.93	0.36	12.87	21.18
Index	0.63	2.62	3.05	0.63	13.81	22.07

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,001.10	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2022 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	1.2%
Aa	10.5
A	47.3
Baa	34.9
Ba	1.1
Not Rated	1.8
Short-Term and Other Assets	3.2

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Wells Fargo & Co., 3.50%, 03/08/22	2.0%
Goldman Sachs Group Inc. (The), 5.75%, 01/24/22	1.3
AbbVie Inc., 3.25%, 10/01/22	0.9
JPMorgan Chase & Co., 3.25%, 09/23/22	0.9
AbbVie Inc., 2.90%, 11/06/22	0.8

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2023 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2023 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2023, as represented by the Bloomberg December 2023 Maturity Corporate Index (the “Index”) (formerly the Bloomberg Barclays December 2023 Maturity Corporate Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.72%	3.21%	3.49%	0.72%	17.11%	25.60%
Fund Market	0.56	3.12	3.48	0.56	16.61	25.51
Index	0.81	3.31	3.55	0.81	17.67	26.04

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 999.90	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2023 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	1.2%
Aa	9.6
A	43.8
Baa	40.1
Ba	0.7
Not Rated	1.2
Short-Term and Other Assets	3.4

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Apple Inc., 2.40%, 05/03/23	0.9%
Bank of America Corp., 3.30%, 01/11/23	0.8
Dell International LLC/EMC Corp., 5.45%, 06/15/23	0.8
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.15%, 10/29/23	0.7
Natwest Group PLC, 3.88%, 09/12/23	0.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2024 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2024 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2024, as represented by the Bloomberg December 2024 Maturity Corporate Index (the “Index”) (formerly the Bloomberg Barclays December 2024 Maturity Corporate Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.90%	3.62%	3.78%	0.90%	19.47%	27.98%
Fund Market	1.02	3.53	3.79	1.02	18.95	28.03
Index	1.06	3.75	3.96	1.06	20.20	29.39

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 997.60	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2024 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	0.5%
Aa	5.3
A	44.2
Baa	45.3
Ba	1.8
Not Rated	1.6
Short-Term and Other Assets	1.3

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
AbbVie Inc., 2.60%, 11/21/24	0.8%
Morgan Stanley, Series F, 3.88%, 04/29/24	0.7
Credit Suisse AG/New York NY, 3.63%, 09/09/24	0.7
Morgan Stanley, 3.70%, 10/23/24	0.7
Wells Fargo & Co., 3.75%, 01/24/24	0.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2025 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2025 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2025, as represented by the Bloomberg December 2025 Maturity Corporate Index (the “Index”) (formerly the Bloomberg Barclays December 2025 Maturity Corporate Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.51%	4.17%	4.22%	0.51%	22.64%	31.56%
Fund Market	0.44	4.09	4.22	0.44	22.21	31.57
Index	0.62	4.19	4.28	0.62	22.78	32.07

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 998.10	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2025 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	0.9%
Aa	6.8
A	35.1
Baa	52.6
Ba	1.8
Not Rated	1.5
Short-Term and Other Assets	1.3

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25	0.9%
AbbVie Inc., 3.60%, 05/14/25	0.9
Oracle Corp., 2.95%, 05/15/25	0.8
Visa Inc., 3.15%, 12/14/25	0.7
Boeing Co. (The), 4.88%, 05/01/25	0.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2026 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2026 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2026, as represented by the Bloomberg December 2026 Maturity Corporate Index (the “Index”) (formerly the Bloomberg Barclays December 2026 Maturity Corporate Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.29%	4.23%	4.18%	0.29%	23.02%	23.42%
Fund Market	0.25	4.13	4.21	0.25	22.43	23.57
Index	0.41	4.32	4.31	0.41	23.57	24.15

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/13/16. The first day of secondary market trading was 9/15/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 999.50	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	15

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2026 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	1.2%
Aa	6.2
A	36.7
Baa	52.0
Ba	1.4
Not Rated	1.6
Short-Term and Other Assets	0.9

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Dell International LLC/EMC Corp., 6.02%, 06/15/26	1.0%
Microsoft Corp., 2.40%, 08/08/26	0.8
AbbVie Inc., 2.95%, 11/21/26	0.8
Morgan Stanley, 3.88%, 01/27/26	0.7
Goldman Sachs Group Inc. (The), 3.50%, 11/16/26	0.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2027 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2027 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2027, as represented by the Bloomberg December 2027 Maturity Corporate Index (the “Index”) (formerly the Bloomberg Barclays December 2027 Maturity Corporate Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.01%	4.82%	1.01%	21.50%
Fund Market	0.97	4.85	0.97	21.64
Index	1.17	4.89	1.17	21.81

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/12/17. The first day of secondary market trading was 9/14/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,002.50	$ 0.50		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	17

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2027 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	1.5%
Aa	5.6
A	32.0
Baa	57.5
Ba	0.4
Not Rated	1.7
Short-Term and Other Assets	1.3

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Citigroup Inc., 4.45%, 09/29/27	1.2%
T-Mobile USA Inc., 3.75%, 04/15/27	1.1
BAT Capital Corp., 3.56%, 08/15/27	1.0
Amazon.com Inc., 3.15%, 08/22/27	1.0
Microsoft Corp., 3.30%, 02/06/27	0.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2028 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2028 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2028, as represented by the Bloomberg December 2028 Maturity Corporate Index (the “Index”) (formerly the Bloomberg Barclays December 2028 Maturity Corporate Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	1.09%	7.59%	1.09%	25.64%
Fund Market	0.91	7.59	0.91	25.64
Index	1.19	7.62	1.19	25.74

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/18/18. The first day of secondary market trading was 9/20/18.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,013.40	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	19

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2028 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	0.4%
Aa	3.7
A	28.8
Baa	62.3
Ba	2.1
Not Rated	1.4
Short-Term and Other Assets	1.3

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Verizon Communications Inc., 4.33%, 09/21/28	1.5%
Comcast Corp., 4.15%, 10/15/28	1.4
Cigna Corp., 4.38%, 10/15/28	1.4
Vodafone Group PLC, 4.38%, 05/30/28	1.1
Raytheon Technologies Corp., 4.13%, 11/16/28	1.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2029 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2029 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2029, as represented by the Bloomberg December 2029 Maturity Corporate Index (the “Index”) (formerly the Bloomberg Barclays December 2029 Maturity Corporate Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.78%	5.18%	0.78%	11.32%
Fund Market	0.77	5.25	0.77	11.48
Index	0.94	5.21	0.94	11.37

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/17/19. The first day of secondary market trading was 9/19/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,017.40	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	21

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2029 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	0.0	%(a)
Aa	3.5
A	33.1
Baa	57.0
Ba	3.0
Not Rated	2.2
Short-Term and Other Assets	1.2

FIVE LARGEST HOLDINGS

Security(b)	Percent of Net Assets
AbbVie Inc., 3.20%, 11/21/29	1.7%
Anheuser-Busch InBev Worldwide Inc., 4.75%, 01/23/29	1.4
Verizon Communications Inc., 4.02%, 12/03/29	1.4
International Business Machines Corp., 3.50%, 05/15/29	1.3
Bristol-Myers Squibb Co., 3.40%, 07/26/29	1.2

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Rounds to less than 0.1%.
(b)	Excludes money market funds.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2030 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2030 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar denominated, investment grade corporate bonds maturing in 2030, as represented by the Bloomberg December 2030 Maturity Corporate Index (the “Index”) (formerly the Bloomberg Barclays December 2030 Maturity Corporate Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.36%	1.75%	0.36%	2.39%
Fund Market	0.47	1.90	0.47	2.59
Index	0.43	1.74	0.43	2.36

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/23/20. The first day of secondary market trading was 6/25/20.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,019.40	$ 0.51		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	23

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2030 Term Corporate ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	0.4%
Aa	5.4
A	30.4
Baa	60.7
Ba	0.8
Not Rated	1.4
Short-Term and Other Assets	0.9

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
T-Mobile USA Inc., 3.88%, 04/15/30	1.6%
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	1.2
Boeing Co. (The), 5.15%, 05/01/30	1.2
AT&T Inc., 4.30%, 02/15/30	0.9
British Telecommunications PLC, 9.63%, 12/15/30	0.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2031 Term Corporate ETF

Investment Objective

The iShares iBonds Dec 2031 Term Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2031, as represented by the Bloomberg December 2031 Maturity Corporate Index (the “Index”) (formerly the Bloomberg Barclays December 2031 Maturity Corporate Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	0.16%
Fund Market	0.28
Index	0.01

For the fiscal period ended 10/31/21, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 6/22/21. The first day of secondary market trading was 6/24/21.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (06/22/21)(a)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00	$ 1,001.60	$ 0.36		$ 1,000.00	$ 1,024.70	$ 0.51		0.10%

(a)	The beginning of the period (commencement of operations) is June 22, 2021.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (131 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aa	4.1%
A	28.3
Baa	60.6
Ba	3.6
Not Rated	2.4
Short-Term and Other Assets	1.0

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Verizon Communications Inc., 2.55%, 03/21/31	2.2%
Orange SA, 9.00%, 03/01/31	1.5
AT&T Inc., 2.75%, 06/01/31	1.5
T-Mobile USA Inc., 2.55%, 02/15/31	1.4
Sumitomo Mitsui Financial Group Inc., 2.22%, 09/17/31	1.2

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	25

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2021 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Agriculture — 0.2%
Philip Morris International Inc., 2.90%, 11/15/21	$1,934	$1,935,818

Auto Manufacturers — 3.0%
American Honda Finance Corp., 3.38%, 12/10/21	2,098	2,104,923
General Motors Financial Co. Inc., 4.20%, 11/06/21(a)	34,492	34,505,452

		36,610,375

Banks — 10.9%
Australia & New Zealand Banking Group Ltd./New York NY, 2.55%, 11/23/21	3,864	3,869,255
BPCE SA, 2.75%, 12/02/21(a)	18,469	18,507,970
Citigroup Inc., 2.90%, 12/08/21 (Call 11/08/21)(a)	37,118	37,134,332
Credit Suisse AG/New York NY, 2.10%, 11/12/21	19,446	19,455,917
KeyBank N.A./Cleveland OH, 2.50%, 11/22/21	3,658	3,662,499
Morgan Stanley, 2.63%, 11/17/21	34,687	34,722,034
National Australia Bank Ltd./New York, 3.70%, 11/04/21	472	472,090
PNC Bank N.A., 2.55%, 12/09/21 (Call 11/09/21)	4,879	4,881,244
Santander Holdings USA Inc., 4.45%, 12/03/21 (Call 11/29/21)	10,153	10,182,850
Santander UK PLC, 3.75%, 11/15/21(a)	593	593,735

		133,481,926

Chemicals — 2.2%
Air Products and Chemicals Inc., 3.00%, 11/03/21(a)	169	169,000
Eastman Chemical Co., 3.50%, 12/01/21	26,481	26,546,938

		26,715,938

Cosmetics & Personal Care — 0.1%
Procter & Gamble Co. (The), 1.70%, 11/03/21	1,218	1,218,000

Electric — 2.0%
American Electric Power Co. Inc., Series I, 3.65%, 12/01/21	5,749	5,763,488
Public Service Enterprise Group Inc., 2.00%, 11/15/21 (Call 11/09/21)	6,001	6,002,980
Southern Power Co., Series E, 2.50%, 12/15/21 (Call 11/15/21)	11,589	11,598,271
Wisconsin Public Service Corp., 3.35%, 11/21/21	1,616	1,618,683

		24,983,422

Electrical Components & Equipment — 0.2%
Emerson Electric Co., 2.63%, 12/01/21 (Call 11/01/21)(a)	1,961	1,961,000

Electronics — 0.4%
Honeywell International Inc., 1.85%, 11/01/21	4,587	4,587,000

Food — 0.1%
Kroger Co. (The), 2.95%, 11/01/21(a)	1,299	1,299,000

Health Care - Services — 0.3%
UnitedHealth Group Inc. 2.88%, 12/15/21(a)	3,544	3,555,128
3.38%, 11/15/21	546	546,601

		4,101,729

Household Products & Wares — 0.0%
Clorox Co. (The), 3.80%, 11/15/21	414	414,517

Security	Par/ Shares (000)	Value

Insurance — 0.1%
Prudential Financial Inc., 4.50%, 11/16/21(a)	$1,497	$1,499,470

Internet — 1.1%
Alibaba Group Holding Ltd., 3.13%, 11/28/21	12,842	12,865,501

Mining — 0.1%
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	1,784	1,786,837

Oil & Gas — 0.2%
TotalEnergies Capital SA, 4.25%, 12/15/21	2,094	2,103,988

Pharmaceuticals — 5.1%
AbbVie Inc. 2.15%, 11/19/21	32,660	32,689,394
3.38%, 11/14/21	13,260	13,272,862
Johnson & Johnson, 2.45%, 12/05/21	1,216	1,218,566
Pfizer Inc., 2.20%, 12/15/21	15,262	15,298,018

		62,478,840

Retail — 0.2%
Lowe’s Companies Inc., 3.80%, 11/15/21(a)	2,338	2,340,899

Savings & Loans — 0.1%
First Niagara Financial Group Inc., 7.25%, 12/15/21(a)	1,137	1,146,187

Software — 0.5%
Roper Technologies Inc., 2.80%, 12/15/21 (Call 11/15/21)	6,019	6,024,237

Total Corporate Bonds & Notes — 26.8% (Cost: $327,474,649)		327,554,684

Short-Term Investments

Money Market Funds — 70.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(b)(c)(d)	3,903	3,905,076
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	861,338	861,338,000

		865,243,076

Total Short-Term Investments — 70.8% (Cost: $865,237,482)		865,243,076

Total Investments in Securities — 97.6% (Cost: $1,192,712,131)		1,192,797,760

Other Assets, Less Liabilities — 2.4%		29,217,657

Net Assets — 100.0%		$1,222,015,417

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2021 Term Corporate ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$77,147,141	$—		$(73,227,465	)(a)	$29,581	$(44,181)	$3,905,076	3,903	$119,919	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	95,658,000	765,680,000	(a)	—		—	—	861,338,000	861,338	41,470		—

						$29,581	$(44,181)	$865,243,076		$161,389		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$327,554,684	$—	$327,554,684
Money Market Funds	865,243,076	—	—	865,243,076

	$865,243,076	$327,554,684	$—	$1,192,797,760

See notes to financial statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.5%
Boeing Co. (The) 2.13%, 03/01/22 (Call 02/01/22)	$644	$646,402
2.70%, 05/01/22(a)	2,874	2,905,039
General Dynamics Corp., 2.25%, 11/15/22 (Call 08/15/22)	4,352	4,413,102

		7,964,543

Agriculture — 1.4%
Altria Group Inc., 2.85%, 08/09/22(a)	4,155	4,230,164
BAT Capital Corp., 2.76%, 08/15/22 (Call 07/15/22)	3,359	3,407,638
Bunge Ltd. Finance Corp., 3.00%, 09/25/22 (Call 08/25/22)(a)	4,395	4,482,549
Philip Morris International Inc. 2.38%, 08/17/22 (Call 07/17/22)	3,772	3,825,487
2.50%, 08/22/22	3,377	3,434,409
2.50%, 11/02/22 (Call 10/02/22)	1,644	1,676,222
2.63%, 02/18/22 (Call 01/18/22)(a)	1,684	1,691,999

		22,748,468

Airlines — 0.1%
Southwest Airlines Co., 2.75%, 11/16/22 (Call 10/16/22)	1,144	1,166,903

Apparel — 0.5%
Ralph Lauren Corp., 1.70%, 06/15/22(a)	2,855	2,878,611
Tapestry Inc., 3.00%, 07/15/22 (Call 06/15/22)(a)	1,291	1,307,873
VF Corp., 2.05%, 04/23/22(a)	3,572	3,598,862

		7,785,346

Auto Manufacturers — 4.0%
American Honda Finance Corp. 0.40%, 10/21/22(a)	2,215	2,214,845
1.95%, 05/20/22	1,888	1,904,992
2.20%, 06/27/22	2,611	2,642,959
2.60%, 11/16/22	2,611	2,667,711
General Motors Financial Co. Inc. 3.15%, 06/30/22 (Call 05/30/22)	5,003	5,077,344
3.45%, 01/14/22 (Call 12/14/21)	4,176	4,190,658
3.45%, 04/10/22 (Call 02/10/22)	4,954	4,994,325
3.55%, 07/08/22(a)	5,417	5,526,802
PACCAR Financial Corp. 2.00%, 09/26/22	905	918,204
2.30%, 08/10/22(a)	1,018	1,033,321
2.65%, 05/10/22(a)	1,945	1,969,332
2.85%, 03/01/22(a)	735	741,255
Toyota Motor Corp., 2.16%, 07/02/22	1,971	1,994,948
Toyota Motor Credit Corp. 0.35%, 10/14/22(a)	5,624	5,625,181
0.45%, 07/22/22	2,566	2,567,334
1.15%, 05/26/22(a)	5,022	5,045,001
2.15%, 09/08/22(a)	3,570	3,623,836
2.60%, 01/11/22(a)	3,370	3,385,199
2.65%, 04/12/22(a)	2,539	2,564,771
2.80%, 07/13/22	1,550	1,576,830
3.30%, 01/12/22	2,897	2,914,034

		63,178,882

Banks — 29.1%
Australia & New Zealand Banking Group Ltd./New York NY 2.05%, 11/21/22	3,281	3,337,433
2.63%, 05/19/22(a)	2,195	2,223,030
2.63%, 11/09/22(a)	4,373	4,473,317
Banco Santander SA, 3.50%, 04/11/22	3,912	3,963,208
Bank of America Corp., 5.70%, 01/24/22	3,835	3,881,979

Security	Par (000)	Value

Banks (continued)
Bank of Montreal 2.05%, 11/01/22	$2,146	$2,181,945
2.35%, 09/11/22(a)	6,473	6,584,983
2.55%, 11/06/22 (Call 10/06/22)(a)	3,660	3,733,712
2.90%, 03/26/22(a)	5,587	5,644,658
Bank of New York Mellon Corp. (The) 1.95%, 08/23/22(a)	3,859	3,909,669
2.60%, 02/07/22 (Call 01/07/22)	3,798	3,814,255
Bank of Nova Scotia (The) 2.00%, 11/15/22	3,858	3,922,081
2.45%, 09/19/22(a)	5,458	5,565,304
2.70%, 03/07/22(a)	5,145	5,187,601
Barclays Bank PLC, 1.70%, 05/12/22 (Call 04/12/22)	7,533	7,579,479
BBVA USA, 2.88%, 06/29/22 (Call 05/29/22)(a)	2,863	2,905,344
Canadian Imperial Bank of Commerce, 2.55%, 06/16/22(a)	4,637	4,701,593
Capital One N.A. 2.15%, 09/06/22 (Call 08/06/22)	95	96,255
2.65%, 08/08/22 (Call 07/08/22)	285	289,472
Citigroup Inc. 2.70%, 10/27/22 (Call 09/27/22)	8,529	8,703,503
2.75%, 04/25/22 (Call 03/25/22)(a)	8,445	8,526,579
4.05%, 07/30/22	3,133	3,215,492
4.50%, 01/14/22	7,074	7,130,875
Citizens Bank N.A./Providence RI 2.65%, 05/26/22 (Call 04/26/22)	2,048	2,071,306
3.25%, 02/14/22 (Call 01/14/22)	2,301	2,314,898
Cooperatieve Rabobank U.A 3.88%, 02/08/22(a)	8,475	8,555,004
3.95%, 11/09/22	5,807	6,003,567
Cooperatieve Rabobank UA/NY, 2.75%, 01/10/22	1,260	1,265,305
Credit Suisse AG/New York NY, 2.80%, 04/08/22(a)	5,784	5,844,616
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 09/15/22	9,404	9,670,885
Deutsche Bank AG/New York NY 3.30%, 11/16/22(a)	4,268	4,382,169
Series D, 5.00%, 02/14/22(a)	4,083	4,133,670
Fifth Third Bancorp 2.60%, 06/15/22 (Call 05/15/22)(a)	3,102	3,137,890
3.50%, 03/15/22 (Call 02/15/22)(a)	1,862	1,879,298
First Republic Bank/CA, 2.50%, 06/06/22 (Call 05/06/22)	1,929	1,950,354
Goldman Sachs Group Inc. (The), 5.75%, 01/24/22(a)	19,798	20,044,089
HSBC Holdings PLC, 4.00%, 03/30/22(a)	3,896	3,955,570
Huntington Bancshares Inc./OH, 2.30%, 01/14/22 (Call 12/14/21)	3,161	3,168,428
Huntington National Bank (The) 2.50%, 08/07/22 (Call 07/07/22)(a)	2,086	2,116,831
3.13%, 04/01/22 (Call 03/01/22)	1,927	1,945,306
ING Groep NV, 3.15%, 03/29/22(a)	5,177	5,235,086
JPMorgan Chase & Co. 3.25%, 09/23/22	13,239	13,583,346
4.50%, 01/24/22(a)	7,589	7,660,944
KeyBank N.A./Cleveland OH 2.30%, 09/14/22(a)	5,107	5,195,096
2.40%, 06/09/22	2,526	2,557,550
3.18%, 05/22/22(a)	1,137	1,155,147
3.30%, 02/01/22(a)	1,871	1,885,201
Lloyds Bank PLC, 2.25%, 08/14/22	1,058	1,073,891
Lloyds Banking Group PLC, 3.00%, 01/11/22	6,213	6,244,935
Manufacturers & Traders Trust Co., 2.50%, 05/18/22 (Call 04/18/22)(a)	2,946	2,975,195

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Mitsubishi UFJ Financial Group Inc. 2.62%, 07/18/22(a)	$8,415	$8,546,190
2.67%, 07/25/22	7,755	7,881,406
3.00%, 02/22/22(a)	3,172	3,198,201
3.22%, 03/07/22	6,673	6,737,995
Mizuho Financial Group Inc. 2.60%, 09/11/22(a)	5,772	5,878,032
2.95%, 02/28/22	5,752	5,800,144
Morgan Stanley 2.75%, 05/19/22	11,327	11,475,723
4.88%, 11/01/22	7,701	8,027,291
MUFG Americas Holdings Corp., 3.50%, 06/18/22	630	641,586
MUFG Union Bank N.A. 2.10%, 12/09/22 (Call 11/09/22)	4,975	5,056,640
3.15%, 04/01/22 (Call 03/01/22)(a)	3,327	3,358,939
National Australia Bank Ltd./New York 1.88%, 12/13/22	2,092	2,127,397
2.50%, 05/22/22(a)	3,292	3,332,821
2.80%, 01/10/22(a)	2,995	3,009,616
Natwest Group PLC, 6.13%, 12/15/22	3,180	3,364,122
Northern Trust Corp., 2.38%, 08/02/22(a)	2,289	2,322,145
PNC Bank N.A. 2.45%, 07/28/22 (Call 06/28/22)	2,711	2,749,090
2.63%, 02/17/22 (Call 01/18/22)(a)	3,632	3,649,869
2.70%, 11/01/22 (Call 10/01/22)	4,514	4,605,228
PNC Financial Services Group Inc. (The) 2.85%, 11/09/22(b)	2,101	2,152,201
3.30%, 03/08/22 (Call 02/06/22)	2,392	2,410,801
Royal Bank of Canada 2.75%, 02/01/22(a)	4,047	4,072,091
2.80%, 04/29/22(a)	4,421	4,475,467
Santander Holdings USA Inc., 3.70%, 03/28/22 (Call 02/28/22)	3,300	3,332,670
Skandinaviska Enskilda Banken AB, 2.80%, 03/11/22(a)	1,680	1,694,532
Sumitomo Mitsui Banking Corp., 3.20%, 07/18/22(a)	3,402	3,469,394
Sumitomo Mitsui Financial Group Inc. 2.78%, 07/12/22	5,053	5,138,446
2.78%, 10/18/22	5,740	5,867,428
2.85%, 01/11/22	3,168	3,183,460
Synchrony Bank, 3.00%, 06/15/22 (Call 05/15/22)	3,012	3,052,210
Synovus Financial Corp., 3.13%, 11/01/22 (Call 10/01/22)	1,703	1,737,162
Toronto-Dominion Bank (The), 1.90%, 12/01/22	5,993	6,087,210
Truist Bank 2.45%, 08/01/22 (Call 07/01/22)(a)	3,717	3,768,295
2.63%, 01/15/22 (Call 12/15/21)(a)	2,209	2,215,185
2.80%, 05/17/22 (Call 04/17/22)(a)	5,128	5,185,793
Truist Financial Corp. 2.70%, 01/27/22 (Call 12/27/21)	3,658	3,671,425
2.75%, 04/01/22 (Call 03/01/22)(a)	3,800	3,829,944
3.05%, 06/20/22 (Call 05/20/22)(a)	7,727	7,842,364
3.95%, 03/22/22 (Call 02/22/22)(a)	1,140	1,152,654
U.S. Bancorp 2.95%, 07/15/22 (Call 06/15/22)	5,379	5,465,387
3.00%, 03/15/22 (Call 02/15/22)(a)	2,950	2,973,128
Series V, 2.63%, 01/24/22 (Call 12/23/21)	6,397	6,418,558
U.S. Bank N.A./Cincinnati OH 1.80%, 01/21/22 (Call 12/21/21)	2,647	2,652,850
2.65%, 05/23/22 (Call 04/22/22)(a)	3,203	3,238,745

Security	Par (000)	Value

Banks (continued)
Wells Fargo & Co. 2.63%, 07/22/22	$2,150	$2,185,432
3.50%, 03/08/22(a)	30,708	31,046,709
Westpac Banking Corp. 2.50%, 06/28/22(a)	4,124	4,183,179
2.80%, 01/11/22(a)	3,506	3,523,320

		459,365,819

Beverages — 1.0%
Beam Suntory Inc., 3.25%, 05/15/22 (Call 02/15/22)	829	835,798
Diageo Investment Corp. 2.88%, 05/11/22	4,093	4,146,168
8.00%, 09/15/22(a)	303	322,937
Molson Coors Beverage Co., 3.50%, 05/01/22(a)	1,442	1,464,092
PepsiCo Inc. 2.25%, 05/02/22 (Call 04/02/22)(a)	2,471	2,491,361
2.75%, 03/05/22	4,021	4,054,214
3.10%, 07/17/22 (Call 05/17/22)(a)	2,692	2,734,614

		16,049,184

Biotechnology — 1.4%
Amgen Inc. 2.65%, 05/11/22 (Call 04/11/22)(a)	5,347	5,401,967
2.70%, 05/01/22 (Call 03/01/22)(a)	1,942	1,956,759
3.63%, 05/15/22 (Call 02/15/22)(a)	2,406	2,427,438
Biogen Inc., 3.63%, 09/15/22(a)	6,134	6,302,685
Gilead Sciences Inc. 1.95%, 03/01/22 (Call 02/01/22)(a)	1,785	1,792,319
3.25%, 09/01/22 (Call 07/01/22)(a)	3,926	4,000,044

		21,881,212

Chemicals — 1.2%
Cabot Corp., 3.70%, 07/15/22	604	616,744
Celanese U.S. Holdings LLC, 4.63%, 11/15/22(a)	2,011	2,090,696
Eastman Chemical Co., 3.60%, 08/15/22 (Call 05/15/22)	2,948	2,995,257
FMC Corp., 3.95%, 02/01/22 (Call 11/29/21)	235	235,613
Linde Inc./CT 2.20%, 08/15/22 (Call 05/15/22)	1,835	1,853,332
2.45%, 02/15/22 (Call 11/15/21)(a)	2,246	2,247,774
Mosaic Co. (The), 3.25%, 11/15/22 (Call 10/15/22)	4,099	4,199,672
NewMarket Corp., 4.10%, 12/15/22	939	972,673
Nutrien Ltd., 3.15%, 10/01/22 (Call 07/01/22)	3,093	3,147,622
RPM International Inc., 3.45%, 11/15/22 (Call 08/15/22)(a)	1,072	1,095,080

		19,454,463

Commercial Services — 1.0%
Block Financial LLC, 5.50%, 11/01/22 (Call 05/01/22)	2,074	2,121,163
Cintas Corp. No. 2 2.90%, 04/01/22 (Call 03/01/22)	2,193	2,211,334
3.25%, 06/01/22 (Call 03/01/22)	450	454,316
Equifax Inc., 3.30%, 12/15/22 (Call 09/15/22)	2,191	2,241,590
Moody’s Corp., 4.50%, 09/01/22 (Call 06/01/22)	2,165	2,213,777
PayPal Holdings Inc., 2.20%, 09/26/22(a)	4,234	4,303,776
Verisk Analytics Inc., 4.13%, 09/12/22	1,707	1,757,749

		15,303,705

Computers — 4.0%
Apple Inc. 1.70%, 09/11/22(a)	3,621	3,663,547
2.10%, 09/12/22 (Call 08/12/22)(a)	6,059	6,139,524
2.15%, 02/09/22	3,681	3,700,141
2.30%, 05/11/22 (Call 04/11/22)	2,680	2,704,066
2.50%, 02/09/22 (Call 01/09/22)	4,615	4,634,845
2.70%, 05/13/22	6,181	6,259,437

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
Genpact Luxembourg Sarl, 3.70%, 04/01/22 (Call 03/01/22)	$1,382	$1,396,041
Hewlett Packard Enterprise Co., 4.40%, 10/15/22 (Call 08/15/22)	5,815	5,988,520
HP Inc., 4.05%, 09/15/22	4,510	4,641,827
International Business Machines Corp. 1.88%, 08/01/22	3,560	3,599,765
2.50%, 01/27/22(a)	4,877	4,902,994
2.85%, 05/13/22	10,359	10,500,918
2.88%, 11/09/22	4,160	4,264,874

		62,396,499

Cosmetics & Personal Care — 0.9%
Colgate-Palmolive Co., 2.25%, 11/15/22(a)	1,088	1,108,215
Procter & Gamble Co. (The) 2.15%, 08/11/22	5,269	5,345,032
2.30%, 02/06/22	2,501	2,514,730
Unilever Capital Corp. 2.20%, 05/05/22 (Call 04/05/22)	2,681	2,702,475
3.00%, 03/07/22	2,101	2,120,728

		13,791,180

Diversified Financial Services — 5.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.50%, 05/26/22 (Call 04/26/22)(a)	2,160	2,189,678
4.63%, 07/01/22	1,547	1,588,181
Air Lease Corp. 2.63%, 07/01/22 (Call 06/01/22)	2,575	2,605,179
3.50%, 01/15/22	2,288	2,301,659
3.75%, 02/01/22 (Call 12/01/21)	1,596	1,600,229
Ally Financial Inc. 4.13%, 02/13/22	1,445	1,459,696
4.63%, 05/19/22(a)	2,110	2,156,378
American Express Co. 2.50%, 08/01/22 (Call 07/01/22)	6,353	6,440,227
2.65%, 12/02/22	6,786	6,942,349
2.75%, 05/20/22 (Call 04/20/22)	4,840	4,893,918
American Express Credit Corp., 2.70%, 03/03/22 (Call 01/31/22)	4,740	4,768,867
Ameriprise Financial Inc., 3.00%, 03/22/22(a)	2,999	3,029,830
Capital One Financial Corp., 3.05%, 03/09/22 (Call 02/09/22)(a)	3,271	3,293,635
CME Group Inc., 3.00%, 09/15/22(a)	3,955	4,046,677
Discover Financial Services 3.85%, 11/21/22(a)	3,122	3,227,243
5.20%, 04/27/22	1,330	1,360,324
Franklin Resources Inc., 2.80%, 09/15/22(a)	1,075	1,097,661
Intercontinental Exchange Inc., 2.35%, 09/15/22 (Call 08/15/22)(a)	2,617	2,657,066
International Lease Finance Corp., 5.88%, 08/15/22(a)	3,965	4,128,953
Invesco Finance PLC, 3.13%, 11/30/22	1,774	1,823,583
ORIX Corp., 2.90%, 07/18/22	2,944	2,991,958
Synchrony Financial, 2.85%, 07/25/22 (Call 06/25/22)(a)	2,845	2,887,419
Visa Inc. 2.15%, 09/15/22 (Call 08/15/22)	3,496	3,546,028
2.80%, 12/14/22 (Call 10/14/22)	7,560	7,737,735

		78,774,473

Electric — 6.0%
AEP Texas Inc., 2.40%, 10/01/22 (Call 09/01/22)	1,615	1,639,548
Alabama Power Co., Series 17-A, 2.45%, 03/30/22 (Call 02/28/22)	1,921	1,934,217
Ameren Illinois Co., 2.70%, 09/01/22 (Call 06/01/22)	1,585	1,606,619

Security	Par (000)	Value

Electric (continued)
American Electric Power Co. Inc., Series F, 2.95%, 12/15/22 (Call 09/15/22)	$1,796	$1,833,070
CenterPoint Energy Houston Electric LLC, 2.25%, 08/01/22 (Call 05/01/22)	710	716,660
CenterPoint Energy Inc., 2.50%, 09/01/22 (Call 08/01/22)(a)	2,656	2,695,654
Dominion Energy Inc. Series B, 2.75%, 01/15/22 (Call 12/15/21)	1,353	1,356,883
Series B, 2.75%, 09/15/22 (Call 06/15/22)	1,993	2,020,663
DTE Energy Co. 2.25%, 11/01/22	2,097	2,130,930
Series H, 0.55%, 11/01/22	2,841	2,841,767
Duke Energy Carolinas LLC, 3.35%, 05/15/22(a)	808	821,033
Duke Energy Corp. 2.40%, 08/15/22 (Call 07/15/22)(a)	2,038	2,066,593
3.05%, 08/15/22 (Call 05/15/22)(a)	2,809	2,847,315
Duke Energy Progress LLC, 2.80%, 05/15/22 (Call 02/15/22)(a)	2,040	2,054,035
Edison International 2.40%, 09/15/22 (Call 08/15/22)	1,555	1,572,898
3.13%, 11/15/22 (Call 10/15/22)	1,199	1,221,613
Entergy Corp., 4.00%, 07/15/22 (Call 05/15/22)	2,949	3,001,256
Eversource Energy, Series K, 2.75%, 03/15/22 (Call 02/15/22)	3,468	3,490,299
Exelon Corp., 3.50%, 06/01/22 (Call 05/01/22)	4,598	4,664,579
Exelon Generation Co. LLC 3.40%, 03/15/22 (Call 02/15/22)	1,163	1,172,734
4.25%, 06/15/22 (Call 03/15/22)(a)	2,180	2,210,084
Georgia Power Co., 2.85%, 05/15/22	1,627	1,648,363
ITC Holdings Corp., 2.70%, 11/15/22 (Call 10/15/22)	2,598	2,648,999
National Rural Utilities Cooperative Finance Corp. 1.75%, 01/21/22(a)	1,822	1,827,794
2.30%, 09/15/22 (Call 08/15/22)(a)	3,890	3,947,650
2.40%, 04/25/22 (Call 03/25/22)	1,623	1,636,357
3.05%, 02/15/22 (Call 11/15/21)	939	939,948
NextEra Energy Capital Holdings Inc. 1.95%, 09/01/22(a)	1,195	1,210,033
2.90%, 04/01/22(a)	5,686	5,746,044
Northern States Power Co./MN, 2.15%, 08/15/22 (Call 02/15/22)	1,245	1,251,785
NSTAR Electric Co., 2.38%, 10/15/22 (Call 07/15/22)(a)	1,604	1,626,953
Oncor Electric Delivery Co. LLC 4.10%, 06/01/22 (Call 03/01/22)(a)	1,645	1,664,608
7.00%, 09/01/22	1,822	1,918,020
Pacific Gas and Electric Co., 1.75%, 06/16/22 (Call 11/09/21)	9,495	9,485,220
PacifiCorp, 2.95%, 02/01/22 (Call 11/01/21)	828	828,000
PECO Energy Co., 2.38%, 09/15/22 (Call 06/15/22)	1,410	1,428,513
Progress Energy Inc., 3.15%, 04/01/22 (Call 01/01/22)(a)	2,006	2,014,806
Public Service Co. of Colorado, 2.25%, 09/15/22 (Call 03/15/22)(a)	1,149	1,157,319
Public Service Enterprise Group Inc., 2.65%, 11/15/22 (Call 10/15/22)(a)	2,934	2,991,330
Puget Energy Inc., 5.63%, 07/15/22 (Call 04/15/22)	1,705	1,744,164
Sempra Energy, 2.88%, 10/01/22 (Call 07/01/22)	2,723	2,763,491
Southern California Edison Co., Series B, 2.40%, 02/01/22 (Call 12/01/21)(a)	1,000	1,001,570
Virginia Electric & Power Co. 2.95%, 01/15/22 (Call 11/19/21)(a)	333	333,420
3.45%, 09/01/22 (Call 06/01/22)(a)	1,178	1,198,698

		94,911,535

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics — 0.9%
Arrow Electronics Inc., 3.50%, 04/01/22 (Call 02/01/22)	$830	$836,159
Avnet Inc., 4.88%, 12/01/22(a)	1,277	1,331,541
Honeywell International Inc. 0.48%, 08/19/22 (Call 11/09/21)(a)	4,387	4,387,263
2.15%, 08/08/22 (Call 07/08/22)	3,104	3,143,048
Jabil Inc., 4.70%, 09/15/22	3,366	3,483,204
Tyco Electronics Group SA, 3.50%, 02/03/22 (Call 11/03/21)	473	473,000

		13,654,215

Environmental Control — 0.3%
Waste Management Inc., 2.90%, 09/15/22 (Call 06/15/22)	4,845	4,920,001

Food — 1.3%
Campbell Soup Co., 2.50%, 08/02/22(a)	2,243	2,277,206
General Mills Inc., 2.60%, 10/12/22 (Call 09/12/22)	2,017	2,053,891
Kroger Co. (The) 2.80%, 08/01/22 (Call 07/01/22)(a)	1,675	1,701,582
3.40%, 04/15/22 (Call 01/15/22)	1,321	1,329,151
McCormick & Co. Inc./MD, 2.70%, 08/15/22 (Call 07/15/22)	3,311	3,363,877
Mondelez International Inc., 0.63%, 07/01/22(a)	5,038	5,047,874
Sysco Corp., 2.60%, 06/12/22(a)	1,688	1,709,522
Tyson Foods Inc., 4.50%, 06/15/22 (Call 03/15/22)	3,608	3,662,986

		21,146,089

Health Care - Products — 0.6%
Abbott Laboratories, 2.55%, 03/15/22(a)	2,870	2,893,850
DH Europe Finance II Sarl, 2.05%, 11/15/22	3,356	3,409,226
Zimmer Biomet Holdings Inc., 3.15%, 04/01/22 (Call 02/01/22)	2,922	2,940,876

		9,243,952

Health Care - Services — 2.0%
Aetna Inc., 2.75%, 11/15/22 (Call 08/15/22)	5,178	5,267,890
Anthem Inc. 2.95%, 12/01/22 (Call 11/01/22)(a)	2,964	3,034,602
3.13%, 05/15/22	3,281	3,328,312
CommonSpirit Health, 2.95%, 11/01/22	1,527	1,560,060
Dignity Health, 3.13%, 11/01/22	130	132,908
Humana Inc. 2.90%, 12/15/22 (Call 11/15/22)	1,654	1,693,018
3.15%, 12/01/22 (Call 09/01/22)(a)	2,720	2,778,426
Kaiser Foundation Hospitals, 3.50%, 04/01/22(a)	682	689,932
UnitedHealth Group Inc. 2.38%, 10/15/22	3,610	3,678,698
2.88%, 03/15/22 (Call 12/15/21)	4,040	4,052,524
3.35%, 07/15/22(a)	4,570	4,667,889

		30,884,259

Holding Companies - Diversified — 0.2%
Ares Capital Corp., 3.63%, 01/19/22 (Call 12/19/21)(a)	1,986	1,993,706
FS KKR Capital Corp., 4.75%, 05/15/22 (Call 04/15/22)(a)	1,855	1,887,870

		3,881,576

Home Builders — 0.3%
DR Horton Inc., 4.38%, 09/15/22 (Call 06/15/22)	1,592	1,628,680
Lennar Corp., 4.75%, 11/15/22 (Call 08/15/22)(a)	1,040	1,073,945
NVR Inc., 3.95%, 09/15/22 (Call 06/15/22)	2,402	2,450,040

		5,152,665

Home Furnishings — 0.1%
Leggett & Platt Inc., 3.40%, 08/15/22 (Call 05/15/22)	1,211	1,229,492
Whirlpool Corp., 4.70%, 06/01/22(a)	794	812,857

		2,042,349

Security	Par (000)	Value

Household Products & Wares — 0.5%
Church & Dwight Co. Inc. 2.45%, 08/01/22 (Call 07/01/22)(a)	$1,595	$1,616,389
2.88%, 10/01/22	1,026	1,049,106
Clorox Co. (The), 3.05%, 09/15/22 (Call 06/15/22)(a)	4,273	4,340,428
Kimberly-Clark Corp., 2.40%, 03/01/22	972	978,590

		7,984,513

Insurance — 1.4%
Alleghany Corp., 4.95%, 06/27/22(a)	959	986,168
Aon Corp., 2.20%, 11/15/22	2,829	2,876,046
Berkshire Hathaway Finance Corp., 3.00%, 05/15/22(a)	3,559	3,610,107
Berkshire Hathaway Inc., 3.40%, 01/31/22(a)	2,354	2,372,055
Chubb INA Holdings Inc., 2.88%, 11/03/22 (Call 09/03/22)(a)	1,314	1,340,766
Enstar Group Ltd., 4.50%, 03/10/22 (Call 02/10/22)	329	332,471
Fidelity National Financial Inc., 5.50%, 09/01/22	2,094	2,177,928
Globe Life Inc., 3.80%, 09/15/22	50	51,398
Lincoln National Corp., 4.20%, 03/15/22(a)	1,240	1,257,286
Markel Corp., 4.90%, 07/01/22(a)	1,759	1,807,935
Marsh & McLennan Companies Inc., 2.75%, 01/30/22 (Call 12/30/21)(a)	1,573	1,579,182
Primerica Inc., 4.75%, 07/15/22	565	581,594
Principal Financial Group Inc., 3.30%, 09/15/22	1,527	1,564,106
Sompo International Holdings Ltd., 4.70%, 10/15/22(a)	646	668,532
WR Berkley Corp., 4.63%, 03/15/22(a)	1,147	1,163,024

		22,368,598

Internet — 1.5%
Amazon.com Inc., 2.50%, 11/29/22 (Call 08/29/22)(a)	6,200	6,306,330
Baidu Inc. 2.88%, 07/06/22(a)	3,410	3,452,727
3.50%, 11/28/22(a)	2,792	2,865,960
E*TRADE Financial Corp., 2.95%, 08/24/22 (Call 07/24/22)(a)	3,357	3,416,990
eBay Inc. 2.60%, 07/15/22 (Call 04/15/22)	2,490	2,514,825
3.80%, 03/09/22 (Call 02/09/22)	2,792	2,817,686
TD Ameritrade Holding Corp., 2.95%, 04/01/22 (Call 02/01/22)	2,834	2,851,968

		24,226,486

Iron & Steel — 0.2%
Nucor Corp., 4.13%, 09/15/22 (Call 06/15/22)	2,595	2,652,661

Lodging — 0.1%
Marriott International Inc./MD, 2.30%, 01/15/22 (Call 12/15/21)	950	951,947

Machinery — 2.8%
ABB Finance USA Inc., 2.88%, 05/08/22(a)	5,501	5,572,348
Caterpillar Financial Services Corp. 0.95%, 05/13/22(a)	3,477	3,489,795
1.90%, 09/06/22(a)	3,054	3,094,466
1.95%, 11/18/22	3,522	3,577,014
2.40%, 06/06/22(a)	1,961	1,985,179
2.55%, 11/29/22(a)	2,843	2,906,228
2.85%, 06/01/22(a)	1,563	1,585,538
2.95%, 02/26/22(a)	2,447	2,467,506
CNH Industrial Capital LLC, 4.38%, 04/05/22	1,998	2,028,809
Deere & Co., 2.60%, 06/08/22 (Call 03/08/22)	3,764	3,794,752
John Deere Capital Corp. 0.55%, 07/05/22	1,905	1,907,934
1.95%, 06/13/22(a)	1,646	1,662,559
2.15%, 09/08/22(a)	2,348	2,382,234

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
2.65%, 01/06/22	$2,020	$2,028,524
2.75%, 03/15/22	1,467	1,480,291
2.95%, 04/01/22(a)	2,272	2,296,765
3.20%, 01/10/22	1,631	1,640,019

		43,899,961

Manufacturing — 1.0%
3M Co., 2.00%, 06/26/22	3,263	3,298,567
Carlisle Companies Inc., 3.75%, 11/15/22 (Call 08/15/22)(a)	211	216,326
Eaton Corp., 2.75%, 11/02/22	6,905	7,058,912
General Electric Co. 2.70%, 10/09/22	1,915	1,953,606
3.15%, 09/07/22	317	324,627
Parker-Hannifin Corp., 3.50%, 09/15/22(a)	2,096	2,149,993

		15,002,031

Media — 2.1%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 07/23/22 (Call 05/23/22)	11,522	11,765,114
Comcast Cable Communications Holdings Inc., 9.46%, 11/15/22	4,054	4,432,684
Fox Corp., 3.67%, 01/25/22(a)	2,200	2,216,874
TWDC Enterprises 18 Corp. 2.35%, 12/01/22	3,525	3,592,504
2.45%, 03/04/22	2,068	2,083,324
2.55%, 02/15/22(a)	2,167	2,181,107
Walt Disney Co. (The) 1.65%, 09/01/22(a)	1,674	1,691,309
3.00%, 09/15/22	5,279	5,396,722

		33,359,638

Mining — 0.2%
BHP Billiton Finance USA Ltd., 2.88%, 02/24/22	2,810	2,832,255
Newmont Corp., 3.50%, 03/15/22 (Call 12/15/21)	97	97,357
Southern Copper Corp., 3.50%, 11/08/22	899	923,579

		3,853,191

Oil & Gas — 2.5%
BP Capital Markets PLC, 2.50%, 11/06/22	3,885	3,961,029
Chevron Corp. 2.36%, 12/05/22 (Call 09/05/22)	7,167	7,289,269
2.41%, 03/03/22 (Call 01/03/22)(a)	2,876	2,885,951
2.50%, 03/03/22 (Call 02/03/22)	2,362	2,375,416
Chevron USA Inc., 0.33%, 08/12/22	337	337,013
ConocoPhillips Co., 2.40%, 12/15/22 (Call 09/15/22)	780	791,996
Exxon Mobil Corp. 1.90%, 08/16/22(a)	3,939	3,986,544
2.40%, 03/06/22 (Call 01/06/22)	3,229	3,240,980
Phillips 66, 4.30%, 04/01/22	6,408	6,512,002
Shell International Finance BV, 2.38%, 08/21/22(a)	4,810	4,887,826
TotalEnergies Capital International SA, 2.88%, 02/17/22(a)	3,692	3,718,361

		39,986,387

Oil & Gas Services — 0.4%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor Inc., 2.77%, 12/15/22 (Call 11/15/22)	5,473	5,595,650

Pharmaceuticals — 8.1%
AbbVie Inc. 2.30%, 11/21/22	9,742	9,921,545
2.90%, 11/06/22	12,047	12,328,779
3.20%, 11/06/22 (Call 09/06/22)	2,979	3,045,342
3.25%, 10/01/22 (Call 07/01/22)	14,326	14,580,573

Security	Par (000)	Value

Pharmaceuticals (continued)
3.45%, 03/15/22 (Call 01/15/22)(a)	$7,368	$7,413,461
AstraZeneca PLC, 2.38%, 06/12/22 (Call 05/12/22)	4,690	4,740,042
Bristol-Myers Squibb Co. 2.00%, 08/01/22(a)	2,368	2,397,126
2.60%, 05/16/22(a)	5,034	5,097,831
3.25%, 08/15/22	2,770	2,832,879
3.55%, 08/15/22	3,240	3,318,862
Cigna Corp., 3.05%, 11/30/22 (Call 10/31/22)	1,773	1,817,821
CVS Health Corp. 2.75%, 12/01/22 (Call 09/01/22)	4,379	4,458,742
3.50%, 07/20/22 (Call 05/20/22)	5,494	5,584,926
4.75%, 12/01/22 (Call 09/01/22)	2,102	2,174,078
Eli Lilly & Co., 2.35%, 05/15/22	3,594	3,635,223
GlaxoSmithKline Capital PLC 2.85%, 05/08/22	6,802	6,889,134
2.88%, 06/01/22 (Call 05/01/22)	5,210	5,275,907
Johnson & Johnson, 2.25%, 03/03/22 (Call 02/03/22)(a)	3,410	3,427,118
McKesson Corp., 2.70%, 12/15/22 (Call 09/15/22)	1,826	1,859,471
Merck & Co. Inc. 2.35%, 02/10/22(a)	3,785	3,807,104
2.40%, 09/15/22 (Call 06/15/22)	6,001	6,075,832
Novartis Capital Corp. 2.40%, 05/17/22 (Call 04/17/22)(a)	4,450	4,493,210
2.40%, 09/21/22(a)	6,143	6,256,891
Pfizer Inc., 2.80%, 03/11/22(a)	1,943	1,960,390
Viatris Inc., 1.13%, 06/22/22(a)(c)	4,434	4,449,962

		127,842,249

Pipelines — 3.1%
Enbridge Inc., 2.90%, 07/15/22 (Call 06/15/22)(a)	3,140	3,186,598
Energy Transfer LP 4.65%, 02/15/22	881	891,255
5.20%, 02/01/22 (Call 11/01/21)	4,977	4,977,000
Energy Transfer LP/Regency Energy Finance Corp. 5.00%, 10/01/22 (Call 07/01/22)(a)	2,804	2,883,914
5.88%, 03/01/22 (Call 12/01/21)	2,908	2,920,533
Enterprise Products Operating LLC 3.50%, 02/01/22	2,156	2,172,860
4.05%, 02/15/22	2,216	2,239,024
Kinder Morgan Energy Partners LP 3.95%, 09/01/22 (Call 06/01/22)(a)	3,735	3,810,073
4.15%, 03/01/22	1,379	1,395,507
MPLX LP, 3.50%, 12/01/22 (Call 11/01/22)	2,208	2,268,477
ONEOK Inc., 4.25%, 02/01/22 (Call 11/01/21)	1,453	1,453,000
ONEOK Partners LP, 3.38%, 10/01/22 (Call 07/01/22)	3,681	3,747,994
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 06/01/22 (Call 03/01/22)	2,138	2,158,824
Sabine Pass Liquefaction LLC, 6.25%, 03/15/22 (Call 12/15/21)	2,614	2,631,618
TransCanada PipeLines Ltd., 2.50%, 08/01/22	4,484	4,544,938
Williams Companies Inc. (The) 3.35%, 08/15/22 (Call 05/15/22)	2,878	2,921,746
3.60%, 03/15/22 (Call 01/15/22)	4,237	4,264,159

		48,467,520

Real Estate Investment Trusts — 0.7%
American Tower Corp., 2.25%, 01/15/22	1,635	1,641,000
Camden Property Trust, 2.95%, 12/15/22 (Call 09/15/22)(a)	564	575,043
Kimco Realty Corp., 3.40%, 11/01/22 (Call 09/01/22)	2,692	2,753,808
Office Properties Income Trust, 4.00%, 07/15/22 (Call 06/15/22)(a)	1,235	1,258,070

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Public Storage, 2.37%, 09/15/22 (Call 08/15/22)	$2,434	$2,471,411
Rayonier Inc., 3.75%, 04/01/22 (Call 01/01/22)	410	412,120
SL Green Operating Partnership LP, 3.25%, 10/15/22 (Call 09/15/22)	2,614	2,669,887
SL Green Realty Corp., 4.50%, 12/01/22 (Call 09/01/22)	40	41,198

		11,822,537

Retail — 2.3%
AutoZone Inc., 3.70%, 04/15/22 (Call 01/15/22)(a)	1,735	1,746,694
Costco Wholesale Corp., 2.30%, 05/18/22 (Call 04/18/22)	3,137	3,166,362
Home Depot Inc. (The) 2.63%, 06/01/22 (Call 05/01/22)(a)	5,254	5,313,370
3.25%, 03/01/22	2,145	2,166,429
Lowe’s Companies Inc., 3.12%, 04/15/22 (Call 01/15/22)	2,865	2,881,359
McDonald’s Corp., 2.63%, 01/15/22(a)	4,715	4,737,679
O’Reilly Automotive Inc., 3.80%, 09/01/22 (Call 06/01/22)(a)	1,130	1,151,335
Starbucks Corp. 1.30%, 05/07/22	1,970	1,979,791
2.70%, 06/15/22 (Call 04/15/22)	1,987	2,008,321
Target Corp., 2.90%, 01/15/22	3,291	3,308,409
Walgreen Co., 3.10%, 09/15/22(a)	2,491	2,546,923
Walmart Inc., 2.35%, 12/15/22 (Call 11/15/22)(a)	5,130	5,237,063

		36,243,735

Savings & Loans — 0.2%
People’s United Financial Inc., 3.65%, 12/06/22 (Call 09/06/22)	2,864	2,932,364

Semiconductors — 1.3%
Advanced Micro Devices Inc., 7.50%, 08/15/22	240	252,698
Intel Corp. 2.35%, 05/11/22 (Call 04/11/22)(a)	2,515	2,537,509
2.70%, 12/15/22(a)	5,656	5,797,230
3.10%, 07/29/22	3,312	3,379,731
QUALCOMM Inc., 3.00%, 05/20/22	6,585	6,679,692
Texas Instruments Inc., 1.85%, 05/15/22 (Call 04/15/22)(a)	2,597	2,615,543

		21,262,403

Software — 3.2%
Autodesk Inc., 3.60%, 12/15/22 (Call 09/15/22)	1,645	1,684,776
Fiserv Inc., 3.50%, 10/01/22 (Call 07/01/22)	5,090	5,191,545
Microsoft Corp. 2.13%, 11/15/22(a)	1,940	1,974,377
2.38%, 02/12/22 (Call 01/12/22)(a)	4,720	4,740,013
2.40%, 02/06/22 (Call 01/06/22)(a)	5,009	5,028,235
2.65%, 11/03/22 (Call 09/03/22)	3,727	3,799,006
Oracle Corp. 2.50%, 05/15/22 (Call 03/15/22)(a)	8,146	8,207,991
2.50%, 10/15/22	9,969	10,158,112
Roper Technologies Inc. 0.45%, 08/15/22(a)	2,163	2,163,151
3.13%, 11/15/22 (Call 08/15/22)	1,641	1,672,392
VMware Inc., 2.95%, 08/21/22 (Call 07/21/22)	6,332	6,438,124

		51,057,722

Telecommunications — 1.8%
America Movil SAB de CV, 3.13%, 07/16/22(a)	6,145	6,249,465
AT&T Inc. 2.63%, 12/01/22 (Call 09/01/22)(a)	4,170	4,241,307

Security	Par/ Shares (000)	Value

Telecommunications (continued)
3.00%, 06/30/22 (Call 04/30/22)(a)	$7,494	$7,584,602
Cisco Systems Inc., 3.00%, 06/15/22(a)	2,907	2,955,402
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	3,774	3,840,385
Vodafone Group PLC, 2.50%, 09/26/22	3,030	3,080,904

		27,952,065

Transportation — 1.6%
Burlington Northern Santa Fe LLC 3.05%, 03/15/22 (Call 12/15/21)(a)	1,766	1,771,845
3.05%, 09/01/22 (Call 06/01/22)	2,519	2,556,987
JB Hunt Transport Services Inc., 3.30%, 08/15/22 (Call 06/15/22)	876	891,672
Norfolk Southern Corp., 3.00%, 04/01/22 (Call 01/01/22)	2,462	2,472,562
Ryder System Inc. 2.50%, 09/01/22 (Call 08/01/22)	1,191	1,208,496
2.80%, 03/01/22 (Call 02/01/22)	955	960,635
2.88%, 06/01/22 (Call 05/01/22)(a)	2,073	2,097,876
Union Pacific Corp. 2.95%, 03/01/22(a)	1,733	1,748,389
4.16%, 07/15/22 (Call 04/15/22)(a)	2,837	2,885,371
United Parcel Service Inc. 2.35%, 05/16/22 (Call 04/16/22)(a)	2,488	2,510,964
2.45%, 10/01/22	5,810	5,923,585

		25,028,382

Total Corporate Bonds & Notes — 96.8% (Cost: $1,517,895,246)		1,528,187,358

Short-Term Investments

Money Market Funds — 10.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(d)(e)(f)	131,050	131,115,315
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	41,436	41,436,000

		172,551,315

Total Short-Term Investments — 10.9% (Cost: $172,522,359)		172,551,315

Total Investments in Securities — 107.7% (Cost: $1,690,417,605)		1,700,738,673

Other Assets, Less Liabilities — (7.7)%		(122,151,498)

Net Assets — 100.0%		$1,578,587,175

(a)	All or a portion of this security is on loan.
(b)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Corporate ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$36,583,415	$94,550,574(a	)	$—	$(15,185)	$(3,489)	$131,115,315	131,050	$148,696(b	)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	30,876,000	10,560,000(a	)	—	—	—	41,436,000	41,436	6,708		—

					$(15,185)	$(3,489)	$172,551,315		$155,404		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$1,528,187,358	$—	$1,528,187,358
Money Market Funds	172,551,315	—	—	172,551,315

	$172,551,315	$1,528,187,358	$—	$1,700,738,673

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 2.4%
Boeing Co. (The)
1.17%, 02/04/23 (Call 02/04/22)	$4,615	$4,620,492
1.88%, 06/15/23 (Call 04/15/23)(a)	1,290	1,306,667
2.80%, 03/01/23 (Call 02/01/23)(a)	1,152	1,179,348
4.51%, 05/01/23 (Call 04/01/23)(a)	10,692	11,210,562
General Dynamics Corp.
1.88%, 08/15/23 (Call 06/15/23)(a)	2,659	2,720,423
3.38%, 05/15/23 (Call 04/15/23)	3,668	3,823,633
L3Harris Technologies Inc., 3.85%, 06/15/23 (Call 05/15/23)	3,658	3,834,498
Lockheed Martin Corp., 3.10%, 01/15/23 (Call 11/15/22)	3,408	3,501,107
Northrop Grumman Corp., 3.25%, 08/01/23	4,612	4,819,724
Raytheon Technologies Corp., 3.70%, 12/15/23 (Call 09/15/23)	1,822	1,923,832
Teledyne Technologies Inc., 0.65%, 04/01/23	587	585,439

		39,525,725

Agriculture — 0.6%
Philip Morris International Inc.
1.13%, 05/01/23	1,647	1,662,152
2.13%, 05/10/23 (Call 03/10/23)(a)	2,229	2,277,303
2.63%, 03/06/23(a)	2,472	2,543,762
3.60%, 11/15/23(a)	1,673	1,773,949
Reynolds American Inc., 4.85%, 09/15/23	1,883	2,023,020

		10,280,186

Airlines — 0.3%
Southwest Airlines Co., 4.75%, 05/04/23(a)	4,500	4,759,785

Apparel — 0.2%
NIKE Inc., 2.25%, 05/01/23 (Call 02/01/23)(a)	2,713	2,775,101

Auto Manufacturers — 5.1%
American Honda Finance Corp.
0.35%, 04/20/23(a)	70	69,763
0.65%, 09/08/23(a)	2,490	2,490,373
0.88%, 07/07/23(a)	4,434	4,456,658
1.95%, 05/10/23	1,011	1,031,452
2.05%, 01/10/23	2,422	2,466,686
3.45%, 07/14/23	1,810	1,895,541
3.63%, 10/10/23	5,641	5,962,481
Cummins Inc., 3.65%, 10/01/23 (Call 07/01/23)	2,204	2,316,646
General Motors Co.
4.88%, 10/02/23	5,073	5,442,974
5.40%, 10/02/23	3,992	4,321,819
General Motors Financial Co. Inc.
1.70%, 08/18/23(a)	4,650	4,716,588
3.25%, 01/05/23 (Call 12/05/22)	2,990	3,071,238
3.70%, 05/09/23 (Call 03/09/23)	4,190	4,350,645
4.15%, 06/19/23 (Call 05/19/23)	3,395	3,565,327
4.25%, 05/15/23	2,346	2,464,614
PACCAR Financial Corp.
0.35%, 08/11/23(a)	679	676,481
0.80%, 06/08/23	480	481,670
1.90%, 02/07/23(a)	1,035	1,053,361
2.65%, 04/06/23	531	547,211
3.40%, 08/09/23(a)	983	1,031,914
Stellantis NV, 5.25%, 04/15/23	5,537	5,880,903
Toyota Motor Corp., 3.42%, 07/20/23(a)	1,813	1,902,907
Toyota Motor Credit Corp.
0.40%, 04/06/23	140	139,765

Security	Par (000)	Value

Auto Manufacturers (continued)
0.50%, 08/14/23(a)	$4,730	$4,726,074
1.35%, 08/25/23	3,395	3,439,712
2.25%, 10/18/23(a)	2,752	2,838,220
2.63%, 01/10/23	2,904	2,977,152
2.70%, 01/11/23	2,072	2,126,286
2.90%, 03/30/23	6,149	6,356,160
3.45%, 09/20/23(a)	2,747	2,892,454

		85,693,075

Banks — 27.2%
Banco Bilbao Vizcaya Argentaria SA, 0.88%, 09/18/23	3,850	3,855,775
Banco Santander SA
3.13%, 02/23/23	3,298	3,400,337
3.85%, 04/12/23	4,227	4,413,453
Bank of America Corp.
3.30%, 01/11/23	13,110	13,545,645
4.10%, 07/24/23	8,005	8,493,385
Bank of Montreal
0.40%, 09/15/23	6,010	5,982,054
0.45%, 12/08/23(a)	3,175	3,160,109
Bank of New York Mellon Corp. (The)
0.35%, 12/07/23 (Call 11/07/23)(a)	2,233	2,221,411
1.85%, 01/27/23 (Call 01/02/23)	1,797	1,825,644
2.20%, 08/16/23 (Call 06/16/23)(a)	4,345	4,460,534
2.95%, 01/29/23 (Call 12/29/22)	3,231	3,323,536
3.45%, 08/11/23	1,838	1,930,598
3.50%, 04/28/23	2,382	2,487,737
Bank of Nova Scotia (The)
0.40%, 09/15/23(a)	10	9,948
0.55%, 09/15/23	2,262	2,257,431
0.80%, 06/15/23(a)	358	359,496
1.63%, 05/01/23	4,364	4,434,871
1.95%, 02/01/23	3,639	3,702,937
2.38%, 01/18/23	2,030	2,075,980
Barclays PLC, 3.68%, 01/10/23 (Call 01/10/22)	5,363	5,394,588
BNP Paribas SA, 3.25%, 03/03/23(a)	5,098	5,283,108
Canadian Imperial Bank of Commerce
0.45%, 06/22/23	6,000	5,978,520
0.50%, 12/14/23	2,529	2,511,955
0.95%, 06/23/23	3,378	3,392,424
3.50%, 09/13/23(a)	4,415	4,654,955
Citigroup Inc.
3.38%, 03/01/23(a)	1,893	1,961,281
3.50%, 05/15/23	4,211	4,386,514
3.88%, 10/25/23(a)	3,967	4,214,779
Citizens Bank N.A./Providence RI, 3.70%, 03/29/23 (Call 02/28/23)	2,355	2,450,001
Comerica Inc., 3.70%, 07/31/23 (Call 06/30/23)	4,029	4,224,890
Cooperatieve Rabobank U.A., 4.63%, 12/01/23	6,233	6,697,608
Cooperatieve Rabobank U.A./New York, 2.75%, 01/10/23	4,557	4,679,674
Credit Suisse AG/New York NY
0.52%, 08/09/23	5,185	5,172,141
1.00%, 05/05/23	6,828	6,863,096
Credit Suisse Group AG, 3.80%, 06/09/23	6,706	7,018,969
Deutsche Bank AG/New York NY, 3.95%, 02/27/23	4,026	4,182,249
Discover Bank
3.35%, 02/06/23 (Call 01/06/23)	3,252	3,353,592
4.20%, 08/08/23	3,811	4,039,851
Fifth Third Bancorp., 1.63%, 05/05/23 (Call 04/05/23)	2,047	2,075,986
Fifth Third Bank NA, 1.80%, 01/30/23 (Call 12/30/22)	2,490	2,527,649
First Horizon Corp., 3.55%, 05/26/23 (Call 04/26/23)	1,920	1,993,517

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
FNB Corp./PA, 2.20%, 02/24/23 (Call 01/24/23)	$635	$642,436
Goldman Sachs Group Inc. (The)
0.48%, 01/27/23 (Call 01/27/22)	7,445	7,431,227
0.52%, 03/08/23 (Call 03/08/22)(a)	2,025	2,021,193
3.20%, 02/23/23 (Call 01/23/23)	6,298	6,490,719
3.63%, 01/22/23	7,069	7,322,848
HSBC Holdings PLC, 3.60%, 05/25/23	7,114	7,435,624
Huntington National Bank (The)
1.80%, 02/03/23 (Call 01/03/23)	1,738	1,762,819
3.55%, 10/06/23 (Call 09/06/23)	3,747	3,944,205
ING Groep NV, 4.10%, 10/02/23	5,792	6,159,213
JPMorgan Chase & Co.
2.70%, 05/18/23 (Call 03/18/23)	6,213	6,395,911
2.97%, 01/15/23 (Call 01/15/22)	5,132	5,158,225
3.20%, 01/25/23(a)	6,556	6,773,266
3.38%, 05/01/23	7,503	7,805,896
KeyBank N.A./Cleveland OH
1.25%, 03/10/23(a)	2,718	2,745,017
3.38%, 03/07/23	2,016	2,092,104
Lloyds Banking Group PLC, 4.05%, 08/16/23	6,635	7,020,560
M&T Bank Corp., 3.55%, 07/26/23 (Call 06/26/23)(a)	2,722	2,850,941
Mitsubishi UFJ Financial Group Inc.
2.53%, 09/13/23(a)	1,189	1,228,296
3.46%, 03/02/23	5,886	6,109,550
3.76%, 07/26/23	7,267	7,649,898
Mizuho Financial Group Inc., 3.55%, 03/05/23	4,246	4,411,721
Morgan Stanley
3.13%, 01/23/23(a)	8,955	9,232,426
3.75%, 02/25/23	7,730	8,046,698
4.10%, 05/22/23	6,558	6,891,933
National Australia Bank Ltd./New York
2.88%, 04/12/23	1,838	1,899,518
3.00%, 01/20/23(a)	2,646	2,727,391
3.63%, 06/20/23	2,781	2,920,189
National Bank of Canada, 2.10%, 02/01/23	4,731	4,817,672
Natwest Group PLC
3.88%, 09/12/23(a)	10,902	11,490,272
6.10%, 06/10/23	449	484,305
PNC Bank N.A.
2.95%, 01/30/23 (Call 12/30/22)	2,317	2,380,439
3.50%, 06/08/23 (Call 05/09/23)	2,500	2,613,750
3.80%, 07/25/23 (Call 06/25/23)	2,523	2,651,017
Royal Bank of Canada
0.50%, 10/26/23	3,139	3,127,919
1.60%, 04/17/23	3,489	3,542,731
1.95%, 01/17/23(a)	3,527	3,589,569
3.70%, 10/05/23	6,043	6,390,533
Santander Holdings USA Inc., 3.40%, 01/18/23 (Call 12/18/22)	4,350	4,477,803
Santander UK Group Holdings PLC, 3.57%, 01/10/23 (Call 01/10/22)	3,330	3,348,881
Santander UK PLC, 2.10%, 01/13/23	3,222	3,282,219
State Street Corp.
3.10%, 05/15/23	4,720	4,903,702
3.70%, 11/20/23	4,201	4,465,369
Sumitomo Mitsui Banking Corp.
3.00%, 01/18/23(a)	1,430	1,471,441
3.95%, 07/19/23	1,840	1,947,382
Sumitomo Mitsui Financial Group Inc.
3.10%, 01/17/23	5,227	5,383,026

Security	Par (000)	Value

Banks (continued)
3.75%, 07/19/23	$2,549	$2,680,656
3.94%, 10/16/23(a)	3,394	3,603,817
Svenska Handelsbanken AB, 3.90%, 11/20/23	4,792	5,112,824
Toronto-Dominion Bank (The)
0.25%, 01/06/23	5,305	5,290,677
0.30%, 06/02/23	2,620	2,610,306
0.45%, 09/11/23	3,529	3,516,966
0.75%, 06/12/23	6,065	6,083,802
3.50%, 07/19/23(a)	5,899	6,198,433
Truist Bank
1.25%, 03/09/23 (Call 02/09/23)	3,496	3,530,156
2.75%, 05/01/23 (Call 04/01/23)(a)	1,059	1,092,613
3.00%, 02/02/23 (Call 01/02/23)	2,412	2,482,382
Truist Financial Corp.
2.20%, 03/16/23 (Call 02/13/23)	3,097	3,164,019
3.75%, 12/06/23 (Call 11/06/23)	4,059	4,302,053
U.S. Bank N.A./Cincinnati OH
1.95%, 01/09/23 (Call 12/09/22)(a)	1,545	1,571,976
2.85%, 01/23/23 (Call 12/23/22)(a)	2,363	2,427,604
3.40%, 07/24/23 (Call 06/23/23)	4,863	5,095,062
Wells Fargo & Co.
3.07%, 01/24/23 (Call 01/24/22)(a)	200	201,162
4.13%, 08/15/23	5,304	5,614,974
Series M, 3.45%, 02/13/23	7,453	7,725,034
Westpac Banking Corp.
2.00%, 01/13/23	2,551	2,596,969
2.75%, 01/11/23(a)	4,718	4,846,518
3.65%, 05/15/23(a)	3,357	3,517,666

		453,801,751
Beverages — 1.5%
Constellation Brands Inc.
3.20%, 02/15/23 (Call 01/15/23)	2,387	2,459,231
4.25%, 05/01/23	3,807	4,003,898
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)	3,904	4,003,044
3.50%, 09/18/23 (Call 08/18/23)(a)	1,162	1,223,981
Fomento Economico Mexicano SAB de CV, 2.88%, 05/10/23(a)	955	982,485
Keurig Dr Pepper Inc.
3.13%, 12/15/23 (Call 10/15/23)	2,720	2,848,139
4.06%, 05/25/23 (Call 04/25/23)	3,185	3,344,951
PepsiCo Inc.
0.40%, 10/07/23	631	629,284
0.75%, 05/01/23(a)	1,774	1,783,650
2.75%, 03/01/23	3,358	3,459,781

		24,738,444
Biotechnology — 1.1%
Amgen Inc., 2.25%, 08/19/23 (Call 06/19/23)	3,506	3,598,068
Gilead Sciences Inc.
0.75%, 09/29/23 (Call 11/09/21)	4,880	4,874,095
2.50%, 09/01/23 (Call 07/01/23)	3,583	3,695,685
Illumina Inc., 0.55%, 03/23/23	1,575	1,570,590
Royalty Pharma PLC, 0.75%, 09/02/23	4,084	4,077,507

		17,815,945
Building Materials — 0.2%
Fortune Brands Home & Security Inc., 4.00%, 09/21/23 (Call 08/21/23)	2,740	2,895,522
Lennox International Inc., 3.00%, 11/15/23 (Call 09/15/23)	467	485,535

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
Martin Marietta Materials Inc., 0.65%, 07/15/23 (Call 07/15/22)	$45	$44,992

		3,426,049

Chemicals — 1.5%
Air Products and Chemicals Inc., 2.75%, 02/03/23(a)	739	760,409
CF Industries Inc., 3.45%, 06/01/23	1,750	1,814,837
DuPont de Nemours Inc., 4.21%, 11/15/23 (Call 10/15/23)	8,727	9,299,928
International Flavors & Fragrances Inc., 3.20%, 05/01/23 (Call 02/01/23)	590	607,800
Linde Inc./CT, 2.70%, 02/21/23 (Call 11/21/22)(a)	1,771	1,811,946
LYB International Finance BV, 4.00%, 07/15/23(a)	1,906	2,009,229
Mosaic Co. (The), 4.25%, 11/15/23 (Call 08/15/23)	2,980	3,159,813
Nutrien Ltd.
1.90%, 05/13/23(a)	2,453	2,495,633
3.50%, 06/01/23 (Call 03/01/23)	1,210	1,253,863
PPG Industries Inc., 3.20%, 03/15/23 (Call 02/15/23)	1,148	1,186,182

		24,399,640

Commercial Services — 1.0%
Equifax Inc., 3.95%, 06/15/23 (Call 05/15/23)(a)	1,703	1,786,328
Global Payments Inc.
3.75%, 06/01/23 (Call 03/01/23)	2,466	2,563,062
4.00%, 06/01/23 (Call 05/01/23)	2,088	2,189,852
Moody’s Corp., 2.63%, 01/15/23 (Call 12/15/22)	2,864	2,928,297
PayPal Holdings Inc., 1.35%, 06/01/23	3,768	3,814,384
RELX Capital Inc., 3.50%, 03/16/23 (Call 02/16/23)	3,377	3,499,686

		16,781,609

Computers — 3.6%
Apple Inc.
0.75%, 05/11/23	7,110	7,138,298
2.40%, 01/13/23 (Call 12/13/22)	1,818	1,857,723
2.40%, 05/03/23	15,260	15,686,212
2.85%, 02/23/23 (Call 12/23/22)(a)	5,765	5,921,808
Dell International LLC/EMC Corp., 5.45%, 06/15/23 (Call 04/15/23)	12,250	13,057,398
Hewlett Packard Enterprise Co.
2.25%, 04/01/23 (Call 03/01/23)	3,813	3,889,870
4.45%, 10/02/23 (Call 09/02/23)	4,667	4,963,214
International Business Machines Corp., 3.38%, 08/01/23	4,665	4,890,413
Leidos Inc., 2.95%, 05/15/23 (Call 04/15/23)	2,134	2,199,364

		59,604,300

Cosmetics & Personal Care — 0.6%
Colgate-Palmolive Co.
1.95%, 02/01/23(a)	1,632	1,663,612
2.10%, 05/01/23(a)	955	977,089
Procter & Gamble Co. (The), 3.10%, 08/15/23(a)	3,825	4,001,180
Unilever Capital Corp.
0.38%, 09/14/23(a)	1,083	1,079,220
3.13%, 03/22/23 (Call 02/22/23)	1,884	1,948,376

		9,669,477

Diversified Financial Services — 5.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.15%, 10/29/23	12,000	12,006,240
3.30%, 01/23/23 (Call 12/23/22)	2,121	2,180,494
4.13%, 07/03/23 (Call 06/03/23)	2,615	2,742,167
4.50%, 09/15/23 (Call 08/15/23)	3,864	4,096,922
Air Lease Corp.
2.25%, 01/15/23	2,284	2,325,637
2.75%, 01/15/23 (Call 12/15/22)	1,442	1,474,402
3.00%, 09/15/23 (Call 07/15/23)	2,902	3,003,106

Security	Par (000)	Value

Diversified Financial Services (continued)
3.88%, 07/03/23 (Call 06/03/23)	$2,006	$2,099,399
Aircastle Ltd.
4.40%, 09/25/23 (Call 08/25/23)	2,176	2,303,884
5.00%, 04/01/23(a)	1,922	2,029,228
Ally Financial Inc.
1.45%, 10/02/23 (Call 09/02/23)	4,390	4,432,320
3.05%, 06/05/23 (Call 05/05/23)	3,136	3,236,509
American Express Co.
3.40%, 02/27/23 (Call 01/27/23)	6,223	6,442,859
3.70%, 08/03/23 (Call 07/03/23)(a)	6,931	7,283,788
Ameriprise Financial Inc., 4.00%, 10/15/23(a)	2,791	2,971,550
BGC Partners Inc., 5.38%, 07/24/23	1,697	1,810,852
Capital One Bank USA N.A., 3.38%, 02/15/23	3,895	4,027,469
Capital One Financial Corp.
2.60%, 05/11/23 (Call 04/11/23)(a)	2,692	2,766,730
3.20%, 01/30/23 (Call 12/30/22)	4,424	4,558,622
3.50%, 06/15/23	3,490	3,644,886
Charles Schwab Corp. (The), 2.65%, 01/25/23 (Call 12/25/22)	3,728	3,822,281
Eaton Vance Corp., 3.63%, 06/15/23	530	554,353
Intercontinental Exchange Inc.
0.70%, 06/15/23	3,052	3,055,052
3.45%, 09/21/23 (Call 08/21/23)	1,331	1,398,255
4.00%, 10/15/23	2,894	3,074,470
Jefferies Group LLC, 5.13%, 01/20/23	2,804	2,951,799
Western Union Co. (The), 4.25%, 06/09/23 (Call 05/09/23)	713	749,313

		91,042,587

Electric — 5.3%
Alabama Power Co., Series 13-A, 3.55%, 12/01/23(a)	895	947,340
American Electric Power Co. Inc., Series M, 0.75%, 11/01/23 (Call 11/29/21)(a)	410	409,069
Baltimore Gas & Electric Co., 3.35%, 07/01/23 (Call 04/01/23)	1,290	1,339,162
Berkshire Hathaway Energy Co.
2.80%, 01/15/23 (Call 12/15/22)	1,513	1,550,280
3.75%, 11/15/23 (Call 08/15/23)(a)	1,984	2,091,275
Black Hills Corp., 4.25%, 11/30/23 (Call 08/30/23)	2,224	2,364,068
Connecticut Light & Power Co. (The), 2.50%, 01/15/23 (Call 10/15/22)	1,732	1,763,903
Consolidated Edison Inc., Series A, 0.65%, 12/01/23 (Call 12/01/21)	2,280	2,274,893
Consumers Energy Co.
0.35%, 06/01/23 (Call 05/01/23)	760	757,340
3.38%, 08/15/23 (Call 05/15/23)(a)	907	945,892
Delmarva Power & Light Co., 3.50%, 11/15/23 (Call 08/15/23)	2,187	2,298,231
Duke Energy Carolinas LLC
2.50%, 03/15/23 (Call 01/15/23)	1,201	1,229,236
3.05%, 03/15/23 (Call 02/15/23)	1,226	1,266,458
Duke Energy Corp., 3.95%, 10/15/23 (Call 07/15/23)	2,287	2,410,910
Duke Energy Ohio Inc., 3.80%, 09/01/23 (Call 06/01/23)	1,150	1,206,845
Duke Energy Progress LLC, 3.38%, 09/01/23 (Call 08/01/23)	770	806,837
Edison International, 2.95%, 03/15/23 (Call 01/15/23)	1,599	1,635,793
Entergy Louisiana LLC
0.62%, 11/17/23 (Call 11/29/21)(a)	2,671	2,666,406
4.05%, 09/01/23 (Call 06/01/23)(a)	1,543	1,623,884
Evergy Metro Inc., 3.15%, 03/15/23 (Call 12/15/22)(a)	874	898,227
Eversource Energy
2.80%, 05/01/23 (Call 02/01/23)	1,946	1,998,347
Series N, 3.80%, 12/01/23 (Call 11/01/23)	1,517	1,604,834

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Florida Power & Light Co., 2.75%, 06/01/23 (Call 12/01/22)(a)	$1,877	$1,923,437
Georgia Power Co., Series A, 2.10%, 07/30/23	2,040	2,089,164
National Rural Utilities Cooperative Finance Corp.
2.70%, 02/15/23 (Call 12/15/22)	1,878	1,922,283
3.40%, 11/15/23 (Call 08/15/23)(a)	924	969,202
NextEra Energy Capital Holdings Inc.
0.65%, 03/01/23	6,352	6,358,606
2.80%, 01/15/23 (Call 12/15/22)	2,206	2,260,863
Northern States Power Co./MN, 2.60%, 05/15/23 (Call 11/15/22)	1,392	1,420,981
OGE Energy Corp., 0.70%, 05/26/23 (Call 11/29/21)	1,650	1,648,004
Oklahoma Gas and Electric Co., 0.55%, 05/26/23 (Call 11/29/21)	265	264,377
Pacific Gas and Electric Co.
1.37%, 03/10/23 (Call 11/09/21)	1,610	1,604,059
3.25%, 06/15/23 (Call 03/15/23)	1,622	1,657,181
3.85%, 11/15/23 (Call 08/15/23)	2,130	2,197,287
4.25%, 08/01/23 (Call 07/01/23)	1,808	1,883,231
PacifiCorp, 2.95%, 06/01/23 (Call 03/01/23)(a)	812	837,213
Public Service Co. of New Hampshire, 3.50%, 11/01/23 (Call 08/01/23)	515	540,853
Public Service Electric & Gas Co.
2.38%, 05/15/23 (Call 02/15/23)	1,739	1,779,675
3.25%, 09/01/23 (Call 08/01/23)	1,197	1,252,002
San Diego Gas & Electric Co., Series NNN, 3.60%, 09/01/23 (Call 06/01/23)	1,690	1,771,289
Sempra Energy
2.90%, 02/01/23 (Call 01/01/23)(a)	2,135	2,190,852
4.05%, 12/01/23 (Call 09/01/23)	1,784	1,888,953
Southern California Edison Co.
0.70%, 04/03/23	180	179,998
Series C, 3.50%, 10/01/23 (Call 07/01/23)(a)	2,648	2,767,954
Series D, 3.40%, 06/01/23 (Call 05/01/23)	1,156	1,199,997
Series J, 0.70%, 08/01/23	1,455	1,451,988
Southern Co. (The), 2.95%, 07/01/23 (Call 05/01/23)	5,038	5,202,289
Virginia Electric & Power Co., Series C, 2.75%, 03/15/23 (Call 12/15/22)(a)	2,928	3,001,756
WEC Energy Group Inc., 0.55%, 09/15/23	2,403	2,394,998
Xcel Energy Inc., 0.50%, 10/15/23 (Call 09/15/23)	1,774	1,767,596

		88,515,318

Electrical Components & Equipment — 0.1%
Emerson Electric Co., 2.63%, 02/15/23 (Call 11/15/22)(a)	1,443	1,474,616

Electronics — 0.4%
Agilent Technologies Inc., 3.88%, 07/15/23 (Call 04/15/23)	2,359	2,467,939
Arrow Electronics Inc., 4.50%, 03/01/23 (Call 12/01/22)	850	882,504
Flex Ltd., 5.00%, 02/15/23(a)	1,483	1,559,938
Honeywell International Inc., 3.35%, 12/01/23	219	230,942
Trimble Inc., 4.15%, 06/15/23 (Call 05/15/23)(a)	1,399	1,467,733

		6,609,056

Environmental Control — 0.3%
Republic Services Inc., 4.75%, 05/15/23 (Call 02/15/23)	1,476	1,554,080
Waste Management Inc., 2.40%, 05/15/23 (Call 03/15/23)	3,156	3,234,616

		4,788,696

Food — 1.1%
Campbell Soup Co., 3.65%, 03/15/23 (Call 02/15/23)	2,929	3,040,273
Conagra Brands Inc.
0.50%, 08/11/23 (Call 08/11/22)	100	99,543
3.20%, 01/25/23 (Call 10/25/22)	1,563	1,601,794
General Mills Inc., 3.70%, 10/17/23 (Call 09/17/23)	3,398	3,584,652

Security	Par (000)	Value

Food (continued)
Hershey Co. (The), 3.38%, 05/15/23 (Call 04/15/23)	$2,350	$2,445,645
Kellogg Co., 2.65%, 12/01/23	2,514	2,610,512
Kroger Co. (The), 3.85%, 08/01/23 (Call 05/01/23)(a)	2,629	2,755,586
Tyson Foods Inc., 3.90%, 09/28/23 (Call 08/28/23)	1,450	1,533,042

		17,671,047

Gas — 0.5%
Atmos Energy Corp., 0.63%, 03/09/23 (Call 11/15/21)	240	239,962
CenterPoint Energy Resources Corp.
0.70%, 03/02/23 (Call 11/29/21)(a)	79	78,849
3.55%, 04/01/23 (Call 03/01/23)	1,436	1,490,424
Eastern Energy Gas Holdings LLC, 3.55%, 11/01/23 (Call 08/01/23)	1,311	1,374,072
National Fuel Gas Co., 3.75%, 03/01/23 (Call 12/01/22)(a)	1,189	1,225,146
ONE Gas Inc., 0.85%, 03/11/23 (Call 11/29/21)	3,000	2,999,880
Southern Co. Gas Capital Corp., 2.45%, 10/01/23 (Call 08/01/23)(a)	1,177	1,211,286

		8,619,619

Health Care - Products — 0.4%
Abbott Laboratories, 3.40%, 11/30/23 (Call 09/30/23)(a)	4,379	4,607,890
Stryker Corp., 0.60%, 12/01/23 (Call 12/01/21)	245	244,439
Zimmer Biomet Holdings Inc., 3.70%, 03/19/23 (Call 02/19/23)	1,576	1,635,888

		6,488,217

Health Care - Services — 1.6%
Aetna Inc., 2.80%, 06/15/23 (Call 04/15/23)	5,410	5,575,925
Anthem Inc.
0.45%, 03/15/23(a)	1,745	1,741,911
3.30%, 01/15/23	4,103	4,238,071
HCA Inc., 4.75%, 05/01/23	4,349	4,596,850
Humana Inc., 0.65%, 08/03/23 (Call 02/03/22)(a)	125	124,890
Laboratory Corp. of America Holdings, 4.00%, 11/01/23 (Call 08/01/23)	557	587,852
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23 (Call 03/01/23)	1,676	1,743,258
UnitedHealth Group Inc.
2.75%, 02/15/23 (Call 11/15/22)	1,283	1,312,958
2.88%, 03/15/23	3,175	3,276,187
3.50%, 06/15/23(a)	2,614	2,738,165

		25,936,067

Holding Companies - Diversified — 0.3%
Ares Capital Corp., 3.50%, 02/10/23 (Call 01/10/23)	3,059	3,153,432
Blackstone Secured Lending Fund, 3.65%, 07/14/23	1,165	1,210,726

		4,364,158

Home Builders — 0.3%
DR Horton Inc.
4.75%, 02/15/23 (Call 11/15/22)	1,917	1,995,060
5.75%, 08/15/23 (Call 05/15/23)(a)	1,343	1,444,907
Lennar Corp., 4.88%, 12/15/23 (Call 09/15/23)	1,798	1,927,977

		5,367,944

Household Products & Wares — 0.1%
Kimberly-Clark Corp., 2.40%, 06/01/23	1,209	1,244,702

Insurance — 1.8%
Allstate Corp. (The), 3.15%, 06/15/23(a)	2,304	2,401,966
Aon PLC, 4.00%, 11/27/23 (Call 08/27/23)	1,467	1,551,514
Aspen Insurance Holdings Ltd., 4.65%, 11/15/23	951	1,017,950
Assurant Inc., 4.20%, 09/27/23 (Call 08/27/23)	969	1,026,055
Berkshire Hathaway Inc.
2.75%, 03/15/23 (Call 01/15/23)	7,397	7,599,752
3.00%, 02/11/23(a)	2,268	2,340,440

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Chubb INA Holdings Inc., 2.70%, 03/13/23(a)	$215	$221,465
Equitable Holdings Inc., 3.90%, 04/20/23 (Call 03/20/23)(a)	2,148	2,243,564
Lincoln National Corp., 4.00%, 09/01/23	1,805	1,910,990
Loews Corp., 2.63%, 05/15/23 (Call 02/15/23)	2,380	2,443,070
Marsh & McLennan Companies Inc., 3.30%, 03/14/23 (Call 01/14/23)	1,672	1,726,691
MetLife Inc., Series D, 4.37%, 09/15/23	3,712	3,960,258
Principal Financial Group Inc., 3.13%, 05/15/23	1,042	1,080,669
Reinsurance Group of America Inc., 4.70%, 09/15/23(a)	548	585,812

		30,110,196

Internet — 1.3%
Alibaba Group Holding Ltd., 2.80%, 06/06/23 (Call 05/06/23)	2,324	2,389,188
Amazon.com Inc.
0.25%, 05/12/23	165	164,510
0.40%, 06/03/23	2,259	2,257,780
2.40%, 02/22/23 (Call 01/22/23)(a)	4,665	4,775,374
Baidu Inc., 3.88%, 09/29/23 (Call 08/29/23)	3,190	3,348,798
Booking Holdings Inc., 2.75%, 03/15/23 (Call 02/15/23)	3,184	3,272,675
eBay Inc., 2.75%, 01/30/23 (Call 12/30/22)	4,156	4,259,360
Expedia Group Inc., 3.60%, 12/15/23 (Call 11/15/23)	1,709	1,798,124

		22,265,809

Iron & Steel — 0.2%
Nucor Corp., 4.00%, 08/01/23 (Call 05/01/23)(a)	2,258	2,371,871
Reliance Steel & Aluminum Co., 4.50%, 04/15/23 (Call 01/15/23)	1,783	1,861,006

		4,232,877

Lodging — 0.2%
Hyatt Hotels Corp., 3.38%, 07/15/23 (Call 04/15/23)	1,712	1,770,739
Marriott International Inc./MD, Series Z, 4.15%, 12/01/23 (Call 11/01/23)	1,160	1,229,449

		3,000,188

Machinery — 2.1%
Caterpillar Financial Services Corp.
0.25%, 03/01/23(a)	3,305	3,297,035
0.45%, 09/14/23(a)	3,358	3,351,922
0.65%, 07/07/23	2,801	2,806,434
2.63%, 03/01/23	1,130	1,161,742
3.45%, 05/15/23	2,013	2,102,558
3.65%, 12/07/23	1,653	1,756,379
3.75%, 11/24/23	3,149	3,351,953
CNH Industrial Capital LLC, 1.95%, 07/02/23	1,845	1,877,933
CNH Industrial NV, 4.50%, 08/15/23	2,414	2,565,116
Crane Co., 4.45%, 12/15/23 (Call 09/15/23)	410	437,138
John Deere Capital Corp.
0.25%, 01/17/23	75	74,781
0.40%, 10/10/23	183	182,565
0.70%, 07/05/23	369	369,878
1.20%, 04/06/23	1,681	1,697,793
2.70%, 01/06/23	757	776,538
2.80%, 01/27/23	1,752	1,802,440
2.80%, 03/06/23	3,519	3,628,195
3.45%, 06/07/23	993	1,038,966
3.65%, 10/12/23(a)	2,826	2,995,193
nVent Finance Sarl, 3.95%, 04/15/23 (Call 03/15/23)(a)	255	264,019
Rockwell Automation Inc., 0.35%, 08/15/23 (Call 08/15/22)(a)	65	64,863

		35,603,441

Security	Par (000)	Value

Manufacturing — 0.7%
3M Co.
1.75%, 02/14/23 (Call 01/14/23)	$2,654	$2,695,376
2.25%, 03/15/23 (Call 02/15/23)(a)	3,049	3,117,785
Carlisle Companies Inc., 0.55%, 09/01/23 (Call 09/01/22)	5	4,978
General Electric Co., 3.10%, 01/09/23	1,770	1,821,932
Trane Technologies Global Holding Co. Ltd., 4.25%, 06/15/23	3,151	3,329,032

		10,969,103

Media — 0.6%
Discovery Communications LLC, 2.95%, 03/20/23 (Call 02/20/23)	3,405	3,505,414
Thomson Reuters Corp., 4.30%, 11/23/23 (Call 08/23/23)	2,576	2,738,133
Time Warner Entertainment Co. LP, 8.38%, 03/15/23(a)	3,974	4,382,090

		10,625,637

Metal Fabricate & Hardware — 0.3%
Precision Castparts Corp., 2.50%, 01/15/23 (Call 10/15/22)	4,506	4,592,200

Mining — 0.2%
BHP Billiton Finance USA Ltd., 3.85%, 09/30/23(a)	2,277	2,416,944
Newmont Corp., 3.70%, 03/15/23 (Call 12/15/22)	702	724,338

		3,141,282

Oil & Gas — 5.5%
BP Capital Markets America Inc.
2.75%, 05/10/23	3,969	4,096,484
2.94%, 04/06/23	1,197	1,235,639
3.22%, 11/28/23 (Call 09/28/23)	3,525	3,690,992
BP Capital Markets PLC
2.75%, 05/10/23(a)	992	1,023,804
3.99%, 09/26/23	2,770	2,943,153
Canadian Natural Resources Ltd., 2.95%, 01/15/23 (Call 12/15/22)	4,174	4,275,720
Chevron Corp.
1.14%, 05/11/23(a)	1,916	1,933,991
2.57%, 05/16/23 (Call 03/16/23)(a)	4,007	4,116,431
3.19%, 06/24/23 (Call 03/24/23)(a)	7,163	7,426,312
Chevron USA Inc., 0.43%, 08/11/23	3,081	3,075,362
EOG Resources Inc., 2.63%, 03/15/23 (Call 12/15/22)	5,830	5,962,108
Exxon Mobil Corp.
1.57%, 04/15/23	8,775	8,910,749
2.73%, 03/01/23 (Call 01/01/23)	4,401	4,514,414
HollyFrontier Corp., 2.63%, 10/01/23	1,333	1,370,617
Marathon Petroleum Corp.
4.50%, 05/01/23 (Call 04/01/23)	4,313	4,531,410
4.75%, 12/15/23 (Call 10/15/23)(a)	2,620	2,815,111
Phillips 66, 3.70%, 04/06/23	2,468	2,571,533
Shell International Finance BV
0.38%, 09/15/23	3,242	3,232,923
2.25%, 01/06/23	3,256	3,323,627
3.40%, 08/12/23	4,277	4,489,439
3.50%, 11/13/23 (Call 10/13/23)	3,314	3,500,379
Suncor Energy Inc., 2.80%, 05/15/23	1,320	1,359,666
TotalEnergies Capital Canada Ltd., 2.75%, 07/15/23	4,378	4,539,592
TotalEnergies Capital International SA, 2.70%, 01/25/23	4,008	4,114,172
Valero Energy Corp., 2.70%, 04/15/23(a)	3,302	3,393,399

		92,447,027

Oil & Gas Services — 0.5%
Halliburton Co., 3.50%, 08/01/23 (Call 05/01/23)	2,546	2,652,372
Schlumberger Investment SA, 3.65%, 12/01/23 (Call 09/01/23)	5,336	5,621,849

		8,274,221

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers — 0.1%
WestRock RKT LLC, 4.00%, 03/01/23 (Call 12/01/22)	$1,718	$1,778,542

Pharmaceuticals — 6.5%
AbbVie Inc.
2.85%, 05/14/23 (Call 03/14/23)(a)	3,818	3,929,715
3.75%, 11/14/23 (Call 10/14/23)(a)	4,908	5,191,535
AmerisourceBergen Corp., 0.74%, 03/15/23 (Call 03/15/22)(a)	4,165	4,167,207
AstraZeneca PLC
0.30%, 05/26/23	1,475	1,470,604
3.50%, 08/17/23 (Call 07/17/23)	3,643	3,819,868
Bristol-Myers Squibb Co.
0.54%, 11/13/23 (Call 11/29/21)	2,455	2,452,348
2.75%, 02/15/23 (Call 01/15/23)	3,296	3,385,915
3.25%, 02/20/23 (Call 01/20/23)	3,084	3,188,733
3.25%, 11/01/23(a)	1,395	1,468,028
Cardinal Health Inc., Series 2021-4, 3.20%, 03/15/23	1,996	2,063,305
Cigna Corp.
3.00%, 07/15/23 (Call 05/16/23)	3,645	3,770,279
3.75%, 07/15/23 (Call 06/15/23)	3,710	3,895,648
CVS Health Corp.
3.70%, 03/09/23 (Call 02/09/23)	8,253	8,575,362
4.00%, 12/05/23 (Call 09/05/23)	495	524,329
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	3,994	4,119,332
3.38%, 05/15/23	4,064	4,240,337
GlaxoSmithKline Capital PLC, 0.53%, 10/01/23 (Call 10/01/22)	3,758	3,752,889
Johnson & Johnson
2.05%, 03/01/23 (Call 01/01/23)(a)	2,801	2,853,659
3.38%, 12/05/23(a)	2,422	2,565,189
McKesson Corp., 2.85%, 03/15/23 (Call 12/15/22)	1,652	1,690,789
Merck & Co. Inc., 2.80%, 05/18/23(a)	6,713	6,947,955
Mylan Inc., 4.20%, 11/29/23 (Call 08/29/23)	1,770	1,872,394
Pfizer Inc.
3.00%, 06/15/23	4,160	4,323,613
3.20%, 09/15/23 (Call 08/15/23)(a)	4,153	4,346,447
Sanofi, 3.38%, 06/19/23 (Call 05/19/23)(a)	4,272	4,460,011
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/23 (Call 07/23/23)(a)	8,272	8,570,454
Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23 (Call 10/26/23)	4,769	5,104,308
Zoetis Inc., 3.25%, 02/01/23 (Call 11/01/22)	5,727	5,878,937

		108,629,190

Pipelines — 3.4%
Boardwalk Pipelines LP, 3.38%, 02/01/23 (Call 11/01/22)	728	745,166
Enbridge Inc.
0.55%, 10/04/23	1,400	1,395,716
4.00%, 10/01/23 (Call 07/01/23)	3,210	3,379,103
Energy Transfer LP
3.45%, 01/15/23 (Call 10/15/22)	969	991,297
3.60%, 02/01/23 (Call 11/01/22)	2,656	2,727,340
4.25%, 03/15/23 (Call 12/15/22)	3,013	3,124,421
Series 5Y, 4.20%, 09/15/23 (Call 08/15/23)	2,130	2,246,362
Energy Transfer LP/Regency Energy Finance Corp., 4.50%, 11/01/23 (Call 08/01/23)	2,338	2,472,809
Enterprise Products Operating LLC, 3.35%, 03/15/23 (Call 12/15/22)	5,368	5,534,462
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)(a)	2,460	2,530,627
3.50%, 09/01/23 (Call 06/01/23)	2,337	2,433,775

Security	Par (000)	Value

Pipelines (continued)
Kinder Morgan Inc., 3.15%, 01/15/23 (Call 12/15/22)	$3,702	$3,804,471
MPLX LP
3.38%, 03/15/23 (Call 02/15/23)	1,712	1,769,951
4.50%, 07/15/23 (Call 04/15/23)	4,002	4,208,943
ONEOK Inc., 7.50%, 09/01/23 (Call 06/01/23)	1,155	1,273,492
ONEOK Partners LP, 5.00%, 09/15/23 (Call 06/15/23)	1,924	2,047,213
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 01/31/23 (Call 10/31/22)	1,616	1,645,961
3.85%, 10/15/23 (Call 07/15/23)	2,601	2,724,678
Sabine Pass Liquefaction LLC, 5.63%, 04/15/23 (Call 01/15/23)	3,896	4,117,721
TransCanada PipeLines Ltd., 3.75%, 10/16/23 (Call 07/16/23)	2,345	2,462,719
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)	2,983	3,067,538
4.50%, 11/15/23 (Call 08/15/23)	2,569	2,732,388

		57,436,153

Real Estate Investment Trusts — 2.3%
American Campus Communities Operating Partnership LP, 3.75%, 04/15/23 (Call 01/15/23)	1,595	1,653,202
American Tower Corp.
3.00%, 06/15/23(a)	2,879	2,984,458
3.50%, 01/31/23	4,060	4,204,049
AvalonBay Communities Inc., 4.20%, 12/15/23 (Call 09/16/23)	1,079	1,149,178
Boston Properties LP, 3.13%, 09/01/23 (Call 06/01/23)	2,032	2,107,590
Brandywine Operating Partnership LP, 3.95%, 02/15/23 (Call 11/15/22)	1,025	1,058,743
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	3,750	3,918,375
Crown Castle International Corp., 3.15%, 07/15/23 (Call 06/15/23)	2,821	2,930,116
CubeSmart LP, 4.38%, 12/15/23 (Call 09/15/23)	835	888,974
ERP Operating LP, 3.00%, 04/15/23 (Call 01/15/23)	2,565	2,639,411
Essex Portfolio LP, 3.25%, 05/01/23 (Call 02/01/23)	1,133	1,168,950
GLP Capital LP/GLP Financing II Inc., 5.38%, 11/01/23 (Call 08/01/23)	1,605	1,723,561
Host Hotels & Resorts LP, Series D, 3.75%, 10/15/23 (Call 07/15/23)(a)	1,170	1,219,959
Kimco Realty Corp., 3.13%, 06/01/23 (Call 03/01/23)(a)	1,328	1,370,217
Mid-America Apartments LP, 4.30%, 10/15/23 (Call 07/15/23)(a)	350	370,654
Omega Healthcare Investors Inc., 4.38%, 08/01/23 (Call 06/01/23)	1,346	1,417,042
Piedmont Operating Partnership LP, 3.40%, 06/01/23 (Call 03/01/23)(a)	640	660,064
Realty Income Corp., 4.65%, 08/01/23 (Call 05/01/23)(a)	3,315	3,516,320
Simon Property Group LP, 2.75%, 06/01/23 (Call 03/01/23)(a)	2,568	2,642,164

		37,623,027

Retail — 2.6%
AutoZone Inc.
2.88%, 01/15/23 (Call 10/15/22)	1,447	1,477,705
3.13%, 07/15/23 (Call 04/15/23)(a)	2,218	2,297,050
Dollar General Corp., 3.25%, 04/15/23 (Call 01/15/23)	4,279	4,412,676
Dollar Tree Inc., 3.70%, 05/15/23 (Call 04/15/23)	4,326	4,509,682
Home Depot Inc. (The), 2.70%, 04/01/23 (Call 01/01/23)	4,426	4,543,333
Lowe’s Companies Inc., 3.88%, 09/15/23 (Call 06/15/23)(a)	1,977	2,079,824
McDonald’s Corp., 3.35%, 04/01/23 (Call 03/01/23)	4,795	4,973,853
O’Reilly Automotive Inc., 3.85%, 06/15/23 (Call 03/15/23)	1,596	1,664,867
Starbucks Corp.
3.10%, 03/01/23 (Call 02/01/23)	4,623	4,767,145

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
3.85%, 10/01/23 (Call 07/01/23)	$2,736	$2,880,844
TJX Companies Inc. (The), 2.50%, 05/15/23 (Call 02/15/23)	2,161	2,216,257
Walmart Inc.
2.55%, 04/11/23 (Call 01/11/23)	7,072	7,256,226
3.40%, 06/26/23 (Call 05/26/23)	1,000	1,045,350

		44,124,812

Semiconductors — 1.4%
Altera Corp., 4.10%, 11/15/23(a)	1,382	1,475,326
Marvell Technology Group Ltd., 4.20%, 06/22/23 (Call 05/22/23)(a)	1,605	1,681,382
Marvell Technology Inc., 4.20%, 06/22/23 (Call 05/22/23)(b)	75	78,664
Maxim Integrated Products Inc., 3.38%, 03/15/23 (Call 11/04/21)	1,588	1,640,118
Microchip Technology Inc.
2.67%, 09/01/23(a)	3,270	3,372,351
4.33%, 06/01/23 (Call 05/01/23)(a)	4,053	4,261,284
Micron Technology Inc., 2.50%, 04/24/23	4,676	4,797,155
NVIDIA Corp., 0.31%, 06/15/23 (Call 06/15/22)(a)	110	109,671
QUALCOMM Inc., 2.60%, 01/30/23 (Call 12/30/22)	4,867	4,986,680
Skyworks Solutions Inc., 0.90%, 06/01/23 (Call 06/01/22)	200	200,046
Texas Instruments Inc., 2.25%, 05/01/23 (Call 02/01/23)	959	979,551

		23,582,228

Shipbuilding — 0.0%
Huntington Ingalls Industries Inc., 0.67%, 08/16/23 (Call 08/16/22)(b)	150	149,527

Software — 3.2%
Adobe Inc., 1.70%, 02/01/23	2,492	2,531,523
Fidelity National Information Services Inc., 0.38%, 03/01/23	3,030	3,020,698
Fiserv Inc., 3.80%, 10/01/23 (Call 09/01/23)	4,408	4,651,278
Intuit Inc., 0.65%, 07/15/23	2,662	2,665,674
Microsoft Corp.
2.00%, 08/08/23 (Call 06/08/23)	4,858	4,974,786
2.38%, 05/01/23 (Call 02/01/23)	3,738	3,827,301
3.63%, 12/15/23 (Call 09/15/23)	5,408	5,717,392
Oracle Corp.
2.40%, 09/15/23 (Call 07/15/23)	8,280	8,508,280
2.63%, 02/15/23 (Call 01/15/23)	3,610	3,701,874
3.63%, 07/15/23	3,728	3,912,946
Roper Technologies Inc., 3.65%, 09/15/23 (Call 08/15/23)	3,318	3,491,697
salesforce.com Inc., 3.25%, 04/11/23 (Call 03/11/23)	4,871	5,054,296
VMware Inc., 0.60%, 08/15/23(a)	1,255	1,252,113

		53,309,858

Telecommunications — 0.9%
AT&T Inc., 4.05%, 12/15/23(a)	1,995	2,130,820
British Telecommunications PLC, 4.50%, 12/04/23 (Call 11/04/23)	2,363	2,529,497
Cisco Systems Inc.
2.20%, 09/20/23 (Call 07/20/23)(a)	3,764	3,872,554
2.60%, 02/28/23	1,427	1,466,185
Rogers Communications Inc.
3.00%, 03/15/23 (Call 12/15/22)(a)	1,961	2,010,182

Security	Par/ Shares (000)	Value

Telecommunications (continued)
4.10%, 10/01/23 (Call 07/01/23)	$2,765	$2,914,420
Vodafone Group PLC, 2.95%, 02/19/23	250	257,155

		15,180,813

Textiles — 0.0%
Mohawk Industries Inc., 3.85%, 02/01/23 (Call 11/01/22)(a)	710	732,351

Transportation — 1.6%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	3,282	3,374,684
3.85%, 09/01/23 (Call 06/01/23)(a)	3,273	3,442,541
Canadian Pacific Railway Co., 4.45%, 03/15/23 (Call 12/15/22)	972	1,011,949
Kansas City Southern, 3.00%, 05/15/23 (Call 02/15/23)(a)	694	715,243
Norfolk Southern Corp., 2.90%, 02/15/23 (Call 11/15/22)(a)	3,166	3,241,636
Ryder System Inc.
3.40%, 03/01/23 (Call 02/01/23)(a)	1,722	1,781,478
3.75%, 06/09/23 (Call 05/09/23)	1,623	1,697,528
3.88%, 12/01/23 (Call 11/01/23)	1,053	1,116,696
Union Pacific Corp.
2.75%, 04/15/23 (Call 01/15/23)(a)	1,540	1,579,085
2.95%, 01/15/23 (Call 10/15/22)	1,418	1,450,004
3.50%, 06/08/23 (Call 05/08/23)(a)	2,446	2,553,037
United Parcel Service Inc., 2.50%, 04/01/23 (Call 03/01/23)	4,234	4,344,042

		26,307,923

Total Corporate Bonds & Notes — 96.6% (Cost: $1,583,976,527)		1,609,509,519

Short-Term Investments

Money Market Funds — 6.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	63,821	63,852,862
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	45,305	45,305,000

		109,157,862

Total Short-Term Investments — 6.5% (Cost: $109,130,625)		109,157,862

Total Investments in Securities — 103.1% (Cost: $1,693,107,152)		1,718,667,381

Other Assets, Less Liabilities — (3.1)%		(52,193,027)

Net Assets — 100.0%		$1,666,474,354

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Corporate ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$58,714,847	$5,147,909	(a)	$—	$(6,263)	$(3,631)	$63,852,862	63,821	$106,367	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,475,000	39,830,000	(a)	—	—	—	45,305,000	45,305	3,942		—

					$(6,263)	$(3,631)	$109,157,862		$110,309		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$1,609,509,519	$—	$1,609,509,519
Money Market Funds	109,157,862	—	—	109,157,862

	$109,157,862	$1,609,509,519	$—	$1,718,667,381

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.4%
Omnicom Group Inc./Omnicom Capital Inc., 3.65%, 11/01/24 (Call 08/01/24)(a)	$2,914	$3,110,987
WPP Finance 2010, 3.75%, 09/19/24	2,542	2,727,871

		5,838,858

Aerospace & Defense — 1.3%
Boeing Co. (The)
1.43%, 02/04/24 (Call 02/04/22)	5,495	5,498,242
1.95%, 02/01/24(a)	2,853	2,906,009
2.80%, 03/01/24 (Call 02/01/24)(a)	1,091	1,127,123
2.85%, 10/30/24 (Call 07/30/24)	956	992,098
General Dynamics Corp., 2.38%, 11/15/24 (Call 09/15/24)(a)	2,500	2,602,700
L3Harris Technologies Inc., 3.95%, 05/28/24 (Call 02/28/24)	1,158	1,232,992
Raytheon Technologies Corp., 3.20%, 03/15/24 (Call 01/15/24)	4,140	4,351,637
Teledyne Technologies Inc., 0.95%, 04/01/24 (Call 04/01/22)	1,455	1,453,356

		20,164,157

Agriculture — 1.5%
Altria Group Inc.
3.80%, 02/14/24 (Call 01/14/24)	309	327,756
4.00%, 01/31/24	670	714,428
BAT Capital Corp.
2.79%, 09/06/24 (Call 08/06/24)	3,739	3,890,579
3.22%, 08/15/24 (Call 06/15/24)	8,062	8,466,067
Bunge Ltd. Finance Corp., 4.35%, 03/15/24 (Call 02/15/24)	2,429	2,609,669
Philip Morris International Inc.
2.88%, 05/01/24 (Call 04/01/24)	3,596	3,764,868
3.25%, 11/10/24	3,161	3,364,727

		23,138,094

Airlines — 0.1%
Continental Airlines 2012-2 Class A Pass Through Trust, Series 2012-2 A, Class A, 4.00%, 10/29/24	541	566,191
United Airlines Pass Through Trust, Series 2012-1 A, Class A, 4.15%, 04/11/24	625	654,326

		1,220,517

Auto Manufacturers — 3.4%
American Honda Finance Corp.
0.55%, 07/12/24	2,647	2,617,327
0.75%, 08/09/24(a)	195	193,777
2.15%, 09/10/24	2,367	2,442,768
2.40%, 06/27/24(a)	2,068	2,146,129
2.90%, 02/16/24	1,608	1,681,051
3.55%, 01/12/24	2,124	2,246,895
General Motors Financial Co. Inc.
1.05%, 03/08/24	2,545	2,538,587
1.20%, 10/15/24	1,460	1,454,029
3.50%, 11/07/24 (Call 09/07/24)	3,307	3,501,518
3.95%, 04/13/24 (Call 02/13/24)	3,979	4,223,350
5.10%, 01/17/24 (Call 12/17/23)(a)	4,475	4,844,545
PACCAR Financial Corp.
0.35%, 02/02/24	873	864,846
0.50%, 08/09/24	575	569,037
2.15%, 08/15/24(a)	1,539	1,589,787
Toyota Motor Corp.
0.68%, 03/25/24 (Call 02/25/24)	3,595	3,579,362
2.36%, 07/02/24	1,440	1,495,901

Security	Par (000)	Value

Auto Manufacturers (continued)
Toyota Motor Credit Corp.
0.45%, 01/11/24	$2,854	$2,832,053
0.50%, 06/18/24	3,035	3,004,134
0.63%, 09/13/24	3,205	3,179,007
2.00%, 10/07/24	1,622	1,671,714
2.90%, 04/17/24	2,520	2,643,808
3.35%, 01/08/24(a)	1,319	1,392,521

		50,712,146

Auto Parts & Equipment — 0.4%
Aptiv Corp., 4.15%, 03/15/24 (Call 12/15/23)	2,701	2,882,507
Magna International Inc., 3.63%, 06/15/24 (Call 03/15/24)(a)	2,820	3,007,135

		5,889,642

Banks — 25.1%
Banco Santander SA, 2.71%, 06/27/24	5,100	5,318,943
Bank of America Corp.
4.00%, 04/01/24(a)	7,396	7,936,352
4.13%, 01/22/24	7,554	8,095,924
4.20%, 08/26/24	9,631	10,417,371
Bank of Montreal
0.63%, 07/09/24	4,105	4,065,551
2.50%, 06/28/24	3,689	3,838,183
Series E, 3.30%, 02/05/24(a)	6,117	6,447,991
Bank of New York Mellon Corp. (The)
0.50%, 04/26/24 (Call 03/26/24)	565	560,904
2.10%, 10/24/24	3,277	3,392,285
3.25%, 09/11/24 (Call 08/11/24)(a)	1,924	2,046,770
3.40%, 05/15/24 (Call 04/15/24)	1,575	1,671,894
Series 12, 3.65%, 02/04/24 (Call 01/05/24)	2,308	2,450,727
Series J, 0.85%, 10/25/24 (Call 09/25/24)	860	857,996
Bank of Nova Scotia (The)
0.65%, 07/31/24	3,185	3,155,730
0.70%, 04/15/24	2,575	2,558,881
3.40%, 02/11/24	4,620	4,876,549
Barclays Bank PLC, 3.75%, 05/15/24	865	927,643
Barclays PLC, 4.38%, 09/11/24	3,989	4,309,875
BBVA USA, 2.50%, 08/27/24 (Call 07/27/24)(a)	2,277	2,370,995
BNP Paribas SA, 4.25%, 10/15/24(a)	3,310	3,605,120
BPCE SA, 4.00%, 04/15/24(a)	4,907	5,264,868
Canadian Imperial Bank of Commerce
1.00%, 10/18/24	3,000	2,987,490
3.10%, 04/02/24(a)	3,899	4,100,032
Citibank N.A., 3.65%, 01/23/24 (Call 12/23/23)(a)	6,401	6,785,508
Citigroup Inc.
3.75%, 06/16/24	2,131	2,282,024
4.00%, 08/05/24(a)	2,906	3,124,589
Comerica Bank, 2.50%, 07/23/24(a)	2,250	2,345,423
Cooperatieve Rabobank U.A./New York, 0.38%, 01/12/24	1,265	1,252,375
Credit Agricole Corporate & Investment Bank SA, 0.78%, 06/28/24 (Call 06/28/22)	265	262,244
Credit Suisse AG/New York NY
0.50%, 02/02/24	4,239	4,204,028
3.63%, 09/09/24	9,983	10,674,722
Deutsche Bank AG/London, 3.70%, 05/30/24	2,853	3,018,816
Deutsche Bank AG/New York NY
0.90%, 05/28/24	3,390	3,366,677
3.70%, 05/30/24	2,328	2,464,956
Discover Bank, 2.45%, 09/12/24 (Call 08/12/24)	3,024	3,127,572
Fifth Third Bancorp
3.65%, 01/25/24 (Call 12/25/23)	5,586	5,910,714
4.30%, 01/16/24 (Call 12/16/23)	2,840	3,034,086

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Goldman Sachs Group Inc. (The)
3.63%, 02/20/24 (Call 01/20/24)	$5,158	$5,454,998
3.85%, 07/08/24 (Call 04/08/24)	7,186	7,660,060
4.00%, 03/03/24	9,419	10,059,115
HSBC Holdings PLC, 4.25%, 03/14/24	6,708	7,145,764
HSBC USA Inc., 3.50%, 06/23/24(a)	2,730	2,910,944
Huntington Bancshares Inc./OH, 2.63%, 08/06/24 (Call 07/06/24)	3,531	3,668,780
ING Groep NV, 3.55%, 04/09/24	4,407	4,676,664
Intesa Sanpaolo SpA, 5.25%, 01/12/24	725	785,719
JPMorgan Chase & Co.
3.63%, 05/13/24	6,397	6,834,363
3.88%, 02/01/24(a)	4,764	5,081,997
3.88%, 09/10/24	9,447	10,157,131
Lloyds Banking Group PLC
3.90%, 03/12/24	3,057	3,258,273
4.50%, 11/04/24	3,727	4,056,131
Mitsubishi UFJ Financial Group Inc.
2.80%, 07/18/24	3,499	3,657,306
3.41%, 03/07/24(a)	5,216	5,507,940
Morgan Stanley
3.70%, 10/23/24	9,927	10,647,105
Series F, 3.88%, 04/29/24(a)	10,032	10,710,966
National Bank of Canada, 0.75%, 08/06/24	915	907,488
Natwest Group PLC, 5.13%, 05/28/24	3,781	4,129,722
People’s United Bank N.A., 4.00%, 07/15/24 (Call 04/16/24)	499	528,700
PNC Bank N.A., 3.30%, 10/30/24 (Call 09/30/24)	849	906,893
PNC Financial Services Group Inc. (The)
2.20%, 11/01/24 (Call 10/02/24)	2,558	2,656,816
3.50%, 01/23/24 (Call 12/23/23)	4,736	5,001,263
3.90%, 04/29/24 (Call 03/29/24)	2,748	2,937,227
Royal Bank of Canada
0.43%, 01/19/24	2,131	2,112,716
0.65%, 07/29/24	4,075	4,039,181
0.75%, 10/07/24	4,500	4,459,995
2.25%, 11/01/24	5,053	5,232,179
2.55%, 07/16/24	4,529	4,719,716
Santander Holdings USA Inc., 3.50%, 06/07/24 (Call 05/07/24)	3,858	4,071,656
Santander UK PLC
2.88%, 06/18/24(a)	335	351,023
4.00%, 03/13/24(a)	4,070	4,361,209
Sumitomo Mitsui Banking Corp.
3.40%, 07/11/24(a)	872	927,581
3.95%, 01/10/24	720	767,930
Sumitomo Mitsui Financial Group Inc.
0.51%, 01/12/24(a)	699	693,541
2.45%, 09/27/24	3,663	3,796,553
2.70%, 07/16/24	6,682	6,960,573
Toronto-Dominion Bank (The)
0.55%, 03/04/24	2,295	2,277,856
0.70%, 09/10/24	3,080	3,056,315
2.65%, 06/12/24(a)	4,987	5,207,575
3.25%, 03/11/24	4,020	4,240,537
Truist Bank
2.15%, 12/06/24 (Call 11/05/24)	3,738	3,861,728
3.20%, 04/01/24 (Call 03/01/24)	4,086	4,304,805
Truist Financial Corp.
2.50%, 08/01/24 (Call 07/01/24)	3,050	3,178,222
2.85%, 10/26/24 (Call 09/26/24)	3,803	4,004,939

Security	Par (000)	Value

Banks (continued)
U.S. Bancorp
2.40%, 07/30/24 (Call 06/28/24)(a)	$4,334	$4,503,156
3.38%, 02/05/24 (Call 01/05/24)	4,257	4,493,689
3.60%, 09/11/24 (Call 08/11/24)	4,097	4,395,466
3.70%, 01/30/24 (Call 12/29/23)(a)	1,996	2,119,732
Wells Fargo & Co.
3.30%, 09/09/24	7,376	7,848,949
3.75%, 01/24/24 (Call 12/22/23)(a)	10,022	10,633,142
4.48%, 01/16/24	2,195	2,363,774
Westpac Banking Corp., 3.30%, 02/26/24	5,405	5,712,274

		377,149,185

Beverages — 0.9%
Coca-Cola Co. (The), 1.75%, 09/06/24	4,028	4,122,819
Constellation Brands Inc., 4.75%, 11/15/24	1,836	2,028,725
Diageo Capital PLC, 2.13%, 10/24/24 (Call 09/24/24)	1,992	2,059,071
Keurig Dr Pepper Inc., 0.75%, 03/15/24 (Call 03/15/22)	835	831,677
PepsiCo Inc., 3.60%, 03/01/24 (Call 12/01/23)(a)	4,252	4,502,145

		13,544,437

Biotechnology — 0.8%
Amgen Inc., 3.63%, 05/22/24 (Call 02/22/24)	5,271	5,594,428
Gilead Sciences Inc., 3.70%, 04/01/24 (Call 01/01/24)	6,701	7,100,313

		12,694,741

Building Materials — 0.2%
Johnson Controls International PLC, 3.63%, 07/02/24 (Call 04/02/24)(b)	1,305	1,384,644
Martin Marietta Materials Inc., 4.25%, 07/02/24 (Call 04/02/24)	991	1,067,218
Owens Corning, 4.20%, 12/01/24 (Call 09/01/24)	1,136	1,226,869

		3,678,731

Chemicals — 1.1%
Air Products and Chemicals Inc., 3.35%, 07/31/24 (Call 04/30/24)(a)	1,235	1,310,298
Albemarle Corp., 4.15%, 12/01/24 (Call 09/01/24)	1,460	1,578,975
Celanese U.S. Holdings LLC, 3.50%, 05/08/24 (Call 04/08/24)	2,285	2,412,983
FMC Corp., 4.10%, 02/01/24 (Call 11/01/23)(a)	622	658,729
LyondellBasell Industries NV, 5.75%, 04/15/24 (Call 01/15/24)(a)	3,466	3,821,300
Nutrien Ltd., 3.63%, 03/15/24 (Call 12/15/23)	2,718	2,869,855
PPG Industries Inc., 2.40%, 08/15/24 (Call 07/15/24)	1,270	1,316,711
Sherwin-Williams Co. (The), 3.13%, 06/01/24 (Call 04/01/24)	2,813	2,959,557
Westlake Chemical Corp., 0.88%, 08/15/24 (Call 08/15/22)	85	84,980

		17,013,388

Commercial Services — 0.7%
Equifax Inc., 2.60%, 12/01/24 (Call 11/01/24)(a)	2,462	2,564,739
J Paul Getty Trust (The), Series 2021, 0.39%, 01/01/24 (Call 10/01/23)	390	386,057
Moody’s Corp., 4.88%, 02/15/24 (Call 11/15/23)(a)	1,987	2,145,424
PayPal Holdings Inc., 2.40%, 10/01/24 (Call 09/01/24)	5,173	5,381,937
Quanta Services Inc., 0.95%, 10/01/24 (Call 10/01/22)	30	29,762

		10,507,919

Computers — 3.1%
Apple Inc.
1.80%, 09/11/24 (Call 08/11/24)	2,957	3,032,137
2.85%, 05/11/24 (Call 03/11/24)	4,975	5,212,706
3.00%, 02/09/24 (Call 12/09/23)(a)	4,865	5,095,407
3.45%, 05/06/24	7,451	7,931,068
Dell International LLC/EMC Corp., 4.00%, 07/15/24 (Call 06/15/24)	3,864	4,143,135

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
Genpact Luxembourg Sarl, 3.38%, 12/01/24 (Call 11/01/24)(a)	$602	$637,325
Hewlett Packard Enterprise Co., 1.45%, 04/01/24 (Call 03/01/24)(a)	3,079	3,110,806
International Business Machines Corp.
3.00%, 05/15/24(a)	9,466	9,958,611
3.63%, 02/12/24	6,177	6,557,318
NetApp Inc., 3.30%, 09/29/24 (Call 07/29/24)	1,402	1,481,928

		47,160,441

Cosmetics & Personal Care — 0.6%
Colgate-Palmolive Co., 3.25%, 03/15/24(a)	1,342	1,422,788
Estee Lauder Companies Inc. (The), 2.00%, 12/01/24 (Call 11/01/24)	1,891	1,952,458
Unilever Capital Corp.
2.60%, 05/05/24 (Call 03/05/24)	3,184	3,316,996
3.25%, 03/07/24 (Call 02/07/24)(a)	1,744	1,841,088

		8,533,330

Diversified Financial Services — 6.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.65%, 10/29/24 (Call 09/29/24)(a)	5,590	5,602,801
2.88%, 08/14/24 (Call 07/14/24)(a)	2,321	2,403,790
3.15%, 02/15/24 (Call 01/15/24)	3,576	3,712,746
4.88%, 01/16/24 (Call 12/16/23)	2,733	2,937,346
Series 3NC1, 1.75%, 10/29/24 (Call 10/29/22)	1,500	1,501,305
Affiliated Managers Group Inc., 4.25%, 02/15/24(a)	1,220	1,310,182
Air Lease Corp.
0.70%, 02/15/24 (Call 01/15/24)(a)	1,907	1,885,146
0.80%, 08/18/24 (Call 07/18/24)	290	285,578
4.25%, 02/01/24 (Call 01/01/24)	2,216	2,358,888
4.25%, 09/15/24 (Call 06/15/24)	2,189	2,357,772
Aircastle Ltd., 4.13%, 05/01/24 (Call 02/01/24)(a)	1,487	1,570,956
Ally Financial Inc.
3.88%, 05/21/24 (Call 04/21/24)	3,066	3,268,417
5.13%, 09/30/24	2,528	2,804,588
American Express Co.
2.50%, 07/30/24 (Call 06/30/24)(a)	4,707	4,904,365
3.00%, 10/30/24 (Call 09/29/24)	5,690	6,014,785
3.40%, 02/22/24 (Call 01/22/24)	4,275	4,512,134
3.63%, 12/05/24 (Call 11/04/24)(a)	2,056	2,209,131
Ameriprise Financial Inc., 3.70%, 10/15/24	2,122	2,290,954
BGC Partners Inc., 3.75%, 10/01/24 (Call 09/01/24)	1,095	1,158,335
Blackstone Private Credit Fund, 1.75%, 09/15/24(c)	1,155	1,144,339
Brookfield Finance Inc., 4.00%, 04/01/24 (Call 02/01/24)	3,217	3,427,907
Capital One Financial Corp.
3.30%, 10/30/24 (Call 09/30/24)	5,195	5,513,713
3.75%, 04/24/24 (Call 03/24/24)	2,482	2,639,533
3.90%, 01/29/24 (Call 12/29/23)	4,614	4,898,684
Charles Schwab Corp. (The)
0.75%, 03/18/24 (Call 02/18/24)	2,225	2,220,995
3.55%, 02/01/24 (Call 01/01/24)	1,756	1,860,271
3.75%, 04/01/24 (Call 03/02/24)(a)	2,050	2,183,804
Citigroup Global Markets Holdings Inc./U.S, 0.75%,
06/07/24 (Call 06/07/22)	470	465,483
Discover Financial Services, 3.95%, 11/06/24 (Call 08/06/24)(a)	1,918	2,061,179
Invesco Finance PLC, 4.00%, 01/30/24(a)	1,869	1,993,251
Mastercard Inc., 3.38%, 04/01/24	4,096	4,347,904
Nasdaq Inc., 4.25%, 06/01/24 (Call 03/01/24)	2,139	2,298,013
ORIX Corp. 3.25%, 12/04/24	2,015	2,138,217

Security	Par (000)	Value

Diversified Financial Services (continued)
4.05%, 01/16/24	$1,622	$1,724,024
Stifel Financial Corp., 4.25%, 07/18/24	1,598	1,725,393
Synchrony Financial
4.25%, 08/15/24 (Call 05/15/24)	4,228	4,536,686
4.38%, 03/19/24 (Call 02/19/24)	2,327	2,490,681

		100,759,296

Electric — 4.7%
Ameren Corp., 2.50%, 09/15/24 (Call 08/15/24)	2,375	2,462,994
Avangrid Inc., 3.15%, 12/01/24 (Call 10/01/24)	2,647	2,799,017
Black Hills Corp., 1.04%, 08/23/24 (Call 02/23/22)	325	324,262
CenterPoint Energy Inc., 2.50%, 09/01/24 (Call 08/01/24)(a)	1,672	1,734,215
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24(a)	125	139,700
Dominion Energy Inc., 3.07%, 08/15/24(b)	2,924	3,068,855
DTE Electric Co., 3.65%, 03/15/24 (Call 12/15/23)	1,197	1,266,031
DTE Energy Co., Series C, 2.53%, 10/01/24	2,166	2,256,257
Duke Energy Corp., 3.75%, 04/15/24 (Call 01/15/24)	3,996	4,235,480
Edison International, 3.55%, 11/15/24 (Call 10/15/24)(a)	2,154	2,270,015
Emera U.S. Finance LP, 0.83%, 06/15/24(c)	955	944,400
Enel Generacion Chile SA, 4.25%, 04/15/24 (Call 01/15/24)(a)	1,249	1,335,718
Entergy Arkansas LLC, 3.70%, 06/01/24 (Call 03/01/24)(a)	1,015	1,078,722
Entergy Gulf States Louisiana LLC, 5.59%, 10/01/24	610	684,225
Entergy Louisiana LLC
0.95%, 10/01/24 (Call 10/01/22)	45	44,778
5.40%, 11/01/24(a)	915	1,029,091
Evergy Inc., 2.45%, 09/15/24 (Call 08/15/24)(a)	2,942	3,046,029
Eversource Energy, Series L, 2.90%, 10/01/24 (Call 08/01/24)	1,780	1,865,422
Florida Power & Light Co., 3.25%, 06/01/24 (Call 12/01/23)	1,854	1,948,313
Georgia Power Co., Series A, 2.20%, 09/15/24 (Call 08/15/24)	2,125	2,190,238
Interstate Power & Light Co., 3.25%, 12/01/24 (Call 09/01/24)(a)	2,180	2,309,165
IPALCO Enterprises Inc., 3.70%, 09/01/24 (Call 07/01/24)	1,034	1,094,117
ITC Holdings Corp., 3.65%, 06/15/24 (Call 03/15/24)(a)	1,563	1,654,029
MidAmerican Energy Co., 3.50%, 10/15/24 (Call 07/15/24)	2,350	2,512,620
National Rural Utilities Cooperative Finance Corp.
0.35%, 02/08/24	1,650	1,632,180
2.95%, 02/07/24 (Call 12/07/23)(a)	1,404	1,464,948
Series D, 1.00%, 10/18/24	600	598,710
NextEra Energy Capital Holdings Inc., 3.15%, 04/01/24 (Call 03/01/24)(a)	3,591	3,773,207
Oncor Electric Delivery Co. LLC, 2.75%, 06/01/24 (Call 05/01/24)(a)	1,866	1,951,948
Pacific Gas and Electric Co.
3.40%, 08/15/24 (Call 05/15/24)(a)	566	586,659
3.75%, 02/15/24 (Call 11/15/23)	1,351	1,404,202
PacifiCorp, 3.60%, 04/01/24 (Call 01/01/24)(a)	399	422,290
Potomac Electric Power Co., 3.60%, 03/15/24 (Call 12/15/23)(a)	1,355	1,433,888
Public Service Enterprise Group Inc., 2.88%, 06/15/24 (Call 05/15/24)	3,320	3,470,263
Sempra Energy, 3.55%, 06/15/24 (Call 03/15/24)	2,698	2,851,031
Southern California Edison Co.
1.10%, 04/01/24 (Call 04/01/23)	1,660	1,663,054
Series K, 0.98%, 08/01/24(a)	580	577,889
Southern Co. (The), Series 21-A, 0.60%, 02/26/24 (Call 01/26/24)(a)	1,300	1,289,522
Southwestern Public Service Co., 3.30%, 06/15/24 (Call 12/15/23)(a)	315	330,167
Union Electric Co., 3.50%, 04/15/24 (Call 01/15/24)(a)	647	683,044

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Virginia Electric & Power Co., 3.45%, 02/15/24 (Call 11/15/23)(a)	$757	$796,303
WEC Energy Group Inc., 0.80%, 03/15/24 (Call 02/15/24)	1,900	1,894,319
Wisconsin Electric Power Co., 2.05%, 12/15/24 (Call 11/15/24)	1,071	1,104,447

		70,221,764

Electronics — 0.8%
Allegion U.S. Holding Co. Inc., 3.20%, 10/01/24 (Call 08/01/24)	1,755	1,842,662
Amphenol Corp., 3.20%, 04/01/24 (Call 02/01/24)(a)	845	887,072
Arrow Electronics Inc., 3.25%, 09/08/24 (Call 07/08/24)(a)	2,322	2,440,027
Honeywell International Inc., 2.30%, 08/15/24 (Call 07/15/24)	3,238	3,364,638
Keysight Technologies Inc., 4.55%, 10/30/24 (Call 07/30/24)	1,147	1,255,323
SYNNEX Corp., 1.25%, 08/09/24 (Call 08/09/22)(a)(c)	360	358,600
Trimble Inc., 4.75%, 12/01/24 (Call 09/01/24)	1,620	1,775,326
Tyco Electronics Group SA, 3.45%, 08/01/24 (Call 05/01/24)	263	277,610

		12,201,258

Environmental Control — 0.3%
Republic Services Inc., 2.50%, 08/15/24 (Call 07/15/24)	3,999	4,155,761

Food — 1.1%
Conagra Brands Inc., 4.30%, 05/01/24 (Call 04/01/24)	4,229	4,554,633
General Mills Inc., 3.65%, 02/15/24 (Call 11/15/23)	1,823	1,926,601
Hershey Co. (The), 2.05%, 11/15/24 (Call 10/15/24)(a)	838	866,199
Kroger Co. (The), 4.00%, 02/01/24 (Call 11/01/23)	1,522	1,615,892
McCormick & Co. Inc./MD, 3.15%, 08/15/24 (Call 06/15/24)	2,919	3,081,880
Tyson Foods Inc., 3.95%, 08/15/24 (Call 05/15/24)	3,743	4,011,748

		16,056,953

Forest Products & Paper — 0.2%
Celulosa Arauco y Constitucion SA, 4.50%, 08/01/24 (Call 05/01/24)(a)	1,158	1,233,270
Georgia-Pacific LLC, 8.00%, 01/15/24	1,635	1,884,060

		3,117,330

Gas — 0.5%

Eastern Energy Gas Holdings LLC
3.60%, 12/15/24 (Call 09/15/24)	839	896,782
Series A, 2.50%, 11/15/24 (Call 10/15/24)	2,478	2,580,589
ONE Gas Inc.
1.10%, 03/11/24 (Call 11/15/21)	3,065	3,053,721
3.61%, 02/01/24 (Call 11/01/23)	225	236,290
Southern California Gas Co., 3.15%, 09/15/24 (Call 06/15/24)(a)	850	898,433

		7,665,815

Health Care - Products — 0.7%
Boston Scientific Corp., 3.45%, 03/01/24 (Call 02/01/24)(a)	3,721	3,923,199
DH Europe Finance II Sarl, 2.20%, 11/15/24 (Call 10/15/24)(a)	2,986	3,087,405
PerkinElmer Inc., 0.85%, 09/15/24 (Call 09/15/22)	25	24,790
Stryker Corp., 3.38%, 05/15/24 (Call 02/15/24)	2,711	2,862,165
Thermo Fisher Scientific Inc., 1.22%, 10/18/24 (Call 10/18/22)	500	500,215

		10,397,774

Health Care - Services — 2.2%
Aetna Inc., 3.50%, 11/15/24 (Call 08/15/24)	3,063	3,267,823
Anthem Inc.
3.35%, 12/01/24 (Call 10/01/24)	3,059	3,260,772
3.50%, 08/15/24 (Call 05/15/24)	3,107	3,302,958
CommonSpirit Health, 2.76%, 10/01/24 (Call 07/01/24)	1,723	1,797,520

Security	Par (000)	Value

Health Care - Services (continued)
HCA Inc., 5.00%, 03/15/24(a)	$6,847	$7,449,810
Humana Inc., 3.85%, 10/01/24 (Call 07/01/24)	2,601	2,792,017
Laboratory Corp. of America Holdings
2.30%, 12/01/24 (Call 11/01/24)(a)	1,883	1,943,651
3.25%, 09/01/24 (Call 07/01/24)	2,301	2,429,971
Quest Diagnostics Inc., 4.25%, 04/01/24 (Call 01/01/24)(a)	649	693,223
UnitedHealth Group Inc.
0.55%, 05/15/24 (Call 05/15/22)	150	148,868
2.38%, 08/15/24	2,981	3,098,123
3.50%, 02/15/24(a)	2,969	3,148,031

		33,332,767

Holding Companies - Diversified — 0.8%
Ares Capital Corp., 4.20%, 06/10/24 (Call 05/10/24)	3,296	3,506,713
FS KKR Capital Corp.
1.65%, 10/12/24	1,015	1,002,851
4.63%, 07/15/24 (Call 06/15/24)	1,348	1,439,610
Golub Capital BDC Inc., 3.38%, 04/15/24 (Call 03/15/24)	1,270	1,314,729
Main Street Capital Corp., 5.20%, 05/01/24	1,501	1,620,195
Owl Rock Capital Corp., 5.25%, 04/15/24 (Call 03/15/24)	1,660	1,795,904
Sixth Street Specialty Lending Inc., 3.88%, 11/01/24 (Call 10/01/24)	1,060	1,115,268

		11,795,270

Home Builders — 0.5%
DR Horton Inc., 2.50%, 10/15/24 (Call 09/15/24)	2,610	2,716,801
Lennar Corp.
4.50%, 04/30/24 (Call 01/31/24)(a)	1,612	1,730,853
5.88%, 11/15/24 (Call 05/15/24)(a)	2,405	2,680,637

		7,128,291

Home Furnishings — 0.1%
Leggett & Platt Inc., 3.80%, 11/15/24 (Call 08/15/24)	335	355,411
Whirlpool Corp., 4.00%, 03/01/24	740	790,705

		1,146,116

Household Products & Wares — 0.1%
Avery Dennison Corp., 0.85%, 08/15/24 (Call 08/15/22)(a)	225	223,414
Clorox Co. (The), 3.50%, 12/15/24 (Call 09/15/24)(a)	1,397	1,495,977

		1,719,391

Insurance — 2.2%
Aflac Inc., 3.63%, 11/15/24	3,165	3,405,445
American International Group Inc., 4.13%, 02/15/24	4,303	4,606,964
Aon PLC, 3.50%, 06/14/24 (Call 03/14/24)	2,191	2,322,131
Assured Guaranty U.S. Holdings Inc., 5.00%, 07/01/24(a)	1,134	1,247,071
Brown & Brown Inc., 4.20%, 09/15/24 (Call 06/15/24)(a)	2,040	2,202,568
Chubb INA Holdings Inc., 3.35%, 05/15/24	680	722,806
CNA Financial Corp., 3.95%, 05/15/24 (Call 02/15/24)(a)	2,033	2,167,015
First American Financial Corp., 4.60%, 11/15/24	58	63,524
Marsh & McLennan Companies Inc.
3.50%, 06/03/24 (Call 03/03/24)	2,638	2,800,052
3.88%, 03/15/24 (Call 02/15/24)	3,944	4,209,076
MetLife Inc., 3.60%, 04/10/24(a)	3,459	3,687,813
Old Republic International Corp., 4.88%, 10/01/24 (Call 09/01/24)	767	841,645
Unum Group, 4.00%, 03/15/24	686	729,904
Voya Financial Inc., 3.13%, 07/15/24 (Call 11/29/21)(a)	1,743	1,838,987
Willis North America Inc., 3.60%, 05/15/24 (Call 03/15/24)	2,778	2,940,124

		33,785,125

Internet — 2.8%
Alibaba Group Holding Ltd., 3.60%, 11/28/24 (Call 08/28/24)(a)	7,330	7,796,041
Alphabet Inc., 3.38%, 02/25/24	4,140	4,388,773

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
Amazon.com Inc.
0.45%, 05/12/24(a)	$7,915	$7,856,350
2.80%, 08/22/24 (Call 06/22/24)	6,870	7,216,797
3.80%, 12/05/24 (Call 09/05/24)	3,943	4,267,233
Baidu Inc., 4.38%, 05/14/24 (Call 04/14/24)	2,600	2,791,334
eBay Inc., 3.45%, 08/01/24 (Call 05/01/24)(a)	3,246	3,440,176
Expedia Group Inc., 4.50%, 08/15/24 (Call 05/15/24)(a)	1,141	1,230,192
Weibo Corp., 3.50%, 07/05/24 (Call 06/05/24)(a)	2,343	2,430,581

		41,417,477

Iron & Steel — 0.1%
Steel Dynamics Inc., 2.80%, 12/15/24 (Call 11/15/24)	1,774	1,855,356

Leisure Time — 0.0%
Brunswick Corp., 0.85%, 08/18/24 (Call 08/18/22)	195	193,048

Lodging — 0.7%
Hyatt Hotels Corp., 1.80%, 10/01/24 (Call 10/01/22)	2,240	2,246,989
Las Vegas Sands Corp., 3.20%, 08/08/24 (Call 07/08/24)	5,596	5,721,015
Marriott International Inc./MD, 3.60%, 04/15/24 (Call 03/15/24)	2,061	2,176,601

		10,144,605

Machinery — 2.1%
Caterpillar Financial Services Corp.
0.45%, 05/17/24(a)	575	570,199
0.60%, 09/13/24(a)	2,400	2,382,264
2.15%, 11/08/24	3,366	3,488,085
2.85%, 05/17/24	1,284	1,348,316
3.25%, 12/01/24(a)	2,451	2,625,021
3.30%, 06/09/24(a)	972	1,033,693
Caterpillar Inc., 3.40%, 05/15/24 (Call 02/15/24)	2,814	2,980,251
CNH Industrial Capital LLC, 4.20%, 01/15/24	1,641	1,749,519
John Deere Capital Corp.
0.45%, 01/17/24	2,455	2,440,270
0.45%, 06/07/24(a)	1,415	1,402,732
0.63%, 09/10/24	1,250	1,242,313
2.60%, 03/07/24(a)	1,995	2,079,987
2.65%, 06/24/24	2,375	2,489,451
3.35%, 06/12/24(a)	1,700	1,813,356
3.45%, 01/10/24(a)	627	664,444
Westinghouse Air Brake Technologies Corp., 4.40%, 03/15/24 (Call 02/15/24)	2,558	2,732,967

		31,042,868

Manufacturing — 1.3%
3M Co., 3.25%, 02/14/24 (Call 01/14/24)	3,892	4,101,234
Carlisle Companies Inc., 3.50%, 12/01/24 (Call 10/01/24)	1,340	1,423,093
General Electric Co.
3.38%, 03/11/24	1,808	1,908,941
3.45%, 05/15/24 (Call 02/13/24)	2,429	2,566,943
Illinois Tool Works Inc., 3.50%, 03/01/24 (Call 12/01/23)(a)	2,493	2,633,406
Parker-Hannifin Corp.
2.70%, 06/14/24 (Call 05/14/24)(a)	2,457	2,562,626
3.30%, 11/21/24 (Call 08/21/24)	1,941	2,059,362
Textron Inc., 4.30%, 03/01/24 (Call 12/01/23)(a)	896	956,274
Trane Technologies Luxembourg Finance SA, 3.55%, 11/01/24 (Call 08/01/24)	1,389	1,482,424

		19,694,303

Media — 2.5%
Charter Communications Operating LLC/Charter
Communications Operating Capital, 4.50%, 02/01/24 (Call 01/01/24)	4,671	5,009,554

Security	Par (000)	Value

Media (continued)
Comcast Corp.
3.60%, 03/01/24	$3,922	$4,173,283
3.70%, 04/15/24 (Call 03/15/24)(a)	8,066	8,602,792
Discovery Communications LLC
3.80%, 03/13/24 (Call 01/13/24)	1,564	1,659,107
3.90%, 11/15/24 (Call 08/15/24)	1,761	1,886,119
Fox Corp., 4.03%, 01/25/24 (Call 12/25/23)	5,314	5,656,700
ViacomCBS Inc.
3.70%, 08/15/24 (Call 05/15/24)	1,707	1,818,518
3.88%, 04/01/24 (Call 01/01/24)	1,185	1,256,610
Walt Disney Co. (The)
1.75%, 08/30/24 (Call 07/30/24)(a)	5,197	5,316,115
3.70%, 09/15/24 (Call 06/15/24)	2,561	2,744,880

		38,123,678

Metal Fabricate & Hardware — 0.0%
Timken Co. (The), 3.88%, 09/01/24 (Call 06/01/24)(a)	523	554,547

Mining — 0.1%
Kinross Gold Corp., 5.95%, 03/15/24 (Call 12/15/23)	1,901	2,087,849

Office & Business Equipment — 0.2%
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24 (Call 06/01/24)	2,050	2,246,042

Oil & Gas — 4.0%
BP Capital Markets America Inc.
3.22%, 04/14/24 (Call 02/14/24)	2,594	2,728,706
3.79%, 02/06/24 (Call 01/06/24)	2,959	3,146,660
BP Capital Markets PLC
3.54%, 11/04/24	3,058	3,276,464
3.81%, 02/10/24	3,719	3,961,813
Canadian Natural Resources Ltd., 3.80%, 04/15/24 (Call 01/15/24)	1,956	2,064,225
Chevron Corp., 2.90%, 03/03/24 (Call 01/03/24)(a)	3,873	4,053,404
Chevron USA Inc., 3.90%, 11/15/24 (Call 08/15/24)	2,392	2,587,259
ConocoPhillips Co., 3.35%, 11/15/24 (Call 08/15/24)(a)	625	666,975
Coterra Energy Inc., 4.38%, 06/01/24 (Call 03/01/24)(c)	2,337	2,501,618
Devon Energy Corp., 5.25%, 09/15/24 (Call 06/15/24)(c)	1,692	1,857,139
Diamondback Energy Inc., 2.88%, 12/01/24 (Call 11/01/24)	2,997	3,121,166
Exxon Mobil Corp.
2.02%, 08/16/24 (Call 07/16/24)(a)	4,628	4,775,032
3.18%, 03/15/24 (Call 12/15/23)	3,128	3,287,090
Hess Corp., 3.50%, 07/15/24 (Call 04/15/24)(a)	686	721,356
Marathon Petroleum Corp., 3.63%, 09/15/24 (Call 06/15/24)	3,131	3,332,198
Phillips 66, 0.90%, 02/15/24 (Call 11/29/21)	820	817,196
Pioneer Natural Resources Co., 0.75%, 01/15/24 (Call 01/15/22)	575	571,521
Shell International Finance BV, 2.00%, 11/07/24 (Call 10/07/24)(a)	5,260	5,416,643
TotalEnergies Capital International SA
3.70%, 01/15/24(a)	3,492	3,712,101
3.75%, 04/10/24	4,079	4,367,712
Valero Energy Corp., 1.20%, 03/15/24	3,178	3,182,958

		60,149,236

Packaging & Containers — 0.4%
Berry Global Inc., 0.95%, 02/15/24 (Call 01/15/24)	2,534	2,520,342
Packaging Corp. of America, 3.65%, 09/15/24 (Call 06/15/24)(a)	1,596	1,704,687
WRKCo Inc., 3.00%, 09/15/24 (Call 07/15/24)	2,254	2,366,745

		6,591,774

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals — 5.0%
AbbVie Inc. 2.60%, 11/21/24 (Call 10/21/24)	$11,688	$12,184,974
3.85%, 06/15/24 (Call 03/15/24)	3,604	3,846,117
AmerisourceBergen Corp., 3.40%, 05/15/24 (Call 02/15/24)(a)	1,593	1,677,063
Astrazeneca Finance LLC, 0.70%, 05/28/24 (Call 05/28/22)	4,770	4,768,617
Becton Dickinson and Co. 3.36%, 06/06/24 (Call 04/06/24)(a)	2,847	3,001,877
3.73%, 12/15/24 (Call 09/15/24)(a)	1,284	1,378,271
Bristol-Myers Squibb Co. 2.90%, 07/26/24 (Call 06/26/24)	6,569	6,913,018
3.63%, 05/15/24 (Call 02/15/24)(a)	290	308,444
Cardinal Health Inc. 3.08%, 06/15/24 (Call 04/15/24)	2,914	3,056,203
Series 2016-CD2, 3.50%, 11/15/24 (Call 08/15/24)(a)	1,617	1,719,534
Cigna Corp. 0.61%, 03/15/24 (Call 03/15/22)	720	714,542
3.50%, 06/15/24 (Call 03/17/24)(a)	2,659	2,818,566
CVS Health Corp. 2.63%, 08/15/24 (Call 07/15/24)(a)	3,536	3,680,269
3.38%, 08/12/24 (Call 05/12/24)	2,635	2,789,701
GlaxoSmithKline Capital PLC, 3.00%, 06/01/24 (Call 05/01/24)	4,127	4,343,337
McKesson Corp., 3.80%, 03/15/24 (Call 12/15/23)(a)	3,783	4,013,044
Merck & Co. Inc., 2.90%, 03/07/24 (Call 02/07/24)	2,326	2,435,950
Novartis Capital Corp., 3.40%, 05/06/24	6,792	7,219,353
Pfizer Inc. 2.95%, 03/15/24 (Call 02/15/24)(a)	2,838	2,977,857
3.40%, 05/15/24	2,687	2,859,720
Wyeth LLC, 6.45%, 02/01/24(a)	1,971	2,215,010

		74,921,467

Pipelines — 4.2%
Boardwalk Pipelines LP, 4.95%, 12/15/24 (Call 09/15/24)	1,464	1,606,857
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/24 (Call 01/01/24)	3,930	4,401,954
Eastern Gas Transmission & Storage Inc., 3.60%, 12/15/24 (Call 09/15/24)(c)	418	445,011
Enable Midstream Partners LP, 3.90%, 05/15/24 (Call 02/15/24)	1,614	1,699,687
Enbridge Inc., 3.50%, 06/10/24 (Call 03/10/24)	2,871	3,036,599
Energy Transfer LP 4.25%, 04/01/24 (Call 01/01/24)	2,110	2,240,356
4.50%, 04/15/24 (Call 03/15/24)	2,398	2,574,397
4.90%, 02/01/24 (Call 11/01/23)	1,574	1,682,685
5.88%, 01/15/24 (Call 10/15/23)	3,052	3,316,761
Enterprise Products Operating LLC, 3.90%, 02/15/24 (Call 11/15/23)	3,607	3,823,961
Kinder Morgan Energy Partners LP 4.15%, 02/01/24 (Call 11/01/23)	2,349	2,496,141
4.25%, 09/01/24 (Call 06/01/24)	2,087	2,251,560
4.30%, 05/01/24 (Call 02/01/24)	2,306	2,472,793
MPLX LP, 4.88%, 12/01/24 (Call 09/01/24)	4,386	4,815,697
ONEOK Inc., 2.75%, 09/01/24 (Call 08/01/24)	1,988	2,068,077
Phillips 66 Partners LP, 2.45%, 12/15/24 (Call 11/15/24)(a)	1,062	1,095,421
Plains All American Pipeline LP/PAA Finance Corp., 3.60%, 11/01/24 (Call 08/01/24)(a)	2,290	2,422,064
Sabine Pass Liquefaction LLC, 5.75%, 05/15/24 (Call 02/15/24)	6,900	7,602,558
Spectra Energy Partners LP, 4.75%, 03/15/24 (Call 12/15/23)	2,718	2,929,488

Security	Par (000)	Value

Pipelines (continued)
TransCanada PipeLines Ltd., 1.00%, 10/12/24 (Call 09/12/24)	$690	$686,881
Williams Companies Inc. (The)
4.30%, 03/04/24 (Call 12/04/23)	4,244	4,536,836
4.55%, 06/24/24 (Call 03/24/24)	4,055	4,389,497

		62,595,281

Real Estate Investment Trusts — 4.2%
American Campus Communities Operating Partnership LP, 4.13%, 07/01/24 (Call 04/01/24)	1,349	1,451,861
American Tower Corp. 0.60%, 01/15/24(a)	706	700,988
3.38%, 05/15/24 (Call 04/15/24)	2,720	2,872,619
5.00%, 02/15/24	3,797	4,136,376
AvalonBay Communities Inc., 3.50%, 11/15/24 (Call 08/15/24)(a)	1,467	1,569,103
Boston Properties LP, 3.80%, 02/01/24 (Call 11/01/23)	2,986	3,152,708
Brandywine Operating Partnership LP, 4.10%, 10/01/24 (Call 07/01/24)(a)	229	244,691
Brixmor Operating Partnership LP, 3.65%, 06/15/24 (Call 04/15/24)(a)	1,370	1,452,666
Crown Castle International Corp., 3.20%, 09/01/24 (Call 07/01/24)(a)	3,524	3,713,380
CyrusOne LP/CyrusOne Finance Corp., 2.90%, 11/15/24 (Call 10/15/24)(a)	2,351	2,451,482
Duke Realty LP, 3.75%, 12/01/24 (Call 09/01/24)	983	1,054,218
Equinix Inc., 2.63%, 11/18/24 (Call 10/18/24)	3,915	4,066,237
Essex Portfolio LP, 3.88%, 05/01/24 (Call 02/01/24)	1,415	1,502,490
Federal Realty Investment Trust, 3.95%, 01/15/24 (Call 10/15/23)	1,515	1,602,825
GLP Capital LP/GLP Financing II Inc., 3.35%, 09/01/24 (Call 08/01/24)	1,185	1,242,413
Host Hotels & Resorts LP, 3.88%, 04/01/24 (Call 02/01/24)	994	1,047,378
Kilroy Realty LP, 3.45%, 12/15/24 (Call 09/15/24)	1,312	1,390,418
Kimco Realty Corp., 2.70%, 03/01/24 (Call 01/01/24)(a)	1,474	1,525,811
Mid-America Apartments LP, 3.75%, 06/15/24 (Call 03/15/24)	885	940,914
National Retail Properties Inc., 3.90%, 06/15/24 (Call 03/15/24)(a)	1,153	1,227,322
Office Properties Income Trust, 4.25%, 05/15/24 (Call 02/15/24)	1,152	1,214,450
Omega Healthcare Investors Inc., 4.95%, 04/01/24 (Call 01/01/24)(a)	1,060	1,143,645
Piedmont Operating Partnership LP, 4.45%, 03/15/24 (Call 12/15/23)	266	282,479
Realty Income Corp., 3.88%, 07/15/24 (Call 04/15/24)(a)	1,480	1,583,659
Simon Property Group LP 2.00%, 09/13/24 (Call 06/13/24)(a)	3,535	3,626,981
3.38%, 10/01/24 (Call 07/01/24)	2,943	3,126,938
3.75%, 02/01/24 (Call 11/01/23)	2,338	2,472,014
Ventas Realty LP 3.50%, 04/15/24 (Call 03/15/24)	1,665	1,761,986
3.75%, 05/01/24 (Call 02/01/24)	1,405	1,484,565
VEREIT Operating Partnership LP, 4.60%, 02/06/24 (Call 11/06/23)	2,057	2,204,281
Welltower Inc. 3.63%, 03/15/24 (Call 02/15/24)	4,256	4,514,339
4.50%, 01/15/24 (Call 10/15/23)	1,131	1,207,003
WP Carey Inc., 4.60%, 04/01/24 (Call 01/01/24)	1,397	1,501,677

		63,469,917

Retail — 1.7%
AutoNation Inc., 3.50%, 11/15/24 (Call 09/15/24)	1,759	1,866,686
AutoZone Inc., 3.13%, 04/18/24 (Call 03/18/24)	1,764	1,851,053

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Costco Wholesale Corp., 2.75%, 05/18/24 (Call 03/18/24)(a)	$4,054	$4,243,524
Home Depot Inc. (The), 3.75%, 02/15/24 (Call 11/15/23)	4,111	4,361,195
Lowe’s Companies Inc., 3.13%, 09/15/24 (Call 06/15/24)	2,115	2,232,742
McDonald’s Corp., 3.25%, 06/10/24(a)	2,050	2,173,021
Target Corp., 3.50%, 07/01/24	3,711	3,971,920
Walmart Inc. 2.85%, 07/08/24 (Call 06/08/24)	250	263,223
3.30%, 04/22/24 (Call 01/22/24)(a)	4,877	5,155,916

		26,119,280

Semiconductors — 2.4%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/24 (Call 11/15/23)	5,167	5,439,921
Broadcom Inc., 3.63%, 10/15/24 (Call 09/15/24)	2,547	2,721,469
Intel Corp., 2.88%, 05/11/24 (Call 03/11/24)(a)	5,414	5,679,394
KLA Corp., 4.65%, 11/01/24 (Call 08/01/24)	4,762	5,215,057
Micron Technology Inc., 4.64%, 02/06/24 (Call 11/17/21)	2,766	2,984,708
NXP BV/NXP Funding LLC, 4.88%, 03/01/24 (Call 02/01/24)(c)	3,988	4,315,774
QUALCOMM Inc., 2.90%, 05/20/24 (Call 03/20/24)	4,263	4,475,468
Texas Instruments Inc., 2.63%, 05/15/24 (Call 03/15/24)	1,185	1,234,900
Xilinx Inc., 2.95%, 06/01/24 (Call 04/01/24)	3,302	3,452,472

		35,519,163

Software — 2.3%
Cadence Design Systems Inc., 4.38%, 10/15/24 (Call 07/15/24)	690	747,698
Fidelity National Information Services Inc., 0.60%, 03/01/24(a)	2,065	2,048,211
Fiserv Inc., 2.75%, 07/01/24 (Call 06/01/24)	6,952	7,253,300
Microsoft Corp., 2.88%, 02/06/24 (Call 12/06/23)	7,627	7,976,774
Oracle Corp. 2.95%, 11/15/24 (Call 09/15/24)	6,733	7,073,555
3.40%, 07/08/24 (Call 04/08/24)	6,626	7,002,357
Roper Technologies Inc., 2.35%, 09/15/24 (Call 08/15/24)	2,058	2,132,047
salesforce.com Inc., 0.63%, 07/15/24 (Call 07/15/22)	35	34,901

		34,268,843

Telecommunications — 2.3%
AT&T Inc.
0.90%, 03/25/24 (Call 03/25/22)(a)	4,010	4,010,601
3.80%, 03/01/24 (Call 01/01/24)	414	439,262
3.90%, 03/11/24 (Call 12/11/23)	2,164	2,296,242
4.45%, 04/01/24 (Call 01/01/24)(a)	4,064	4,372,336
Bell Canada, Series US-3, 0.75%, 03/17/24	2,450	2,436,770
Cisco Systems Inc., 3.63%, 03/04/24	3,984	4,251,964
Motorola Solutions Inc., 4.00%, 09/01/24	2,483	2,672,552
Verizon Communications Inc. 0.75%, 03/22/24(a)	5,050	5,036,920
3.50%, 11/01/24 (Call 08/01/24)(a)	5,506	5,874,462
4.15%, 03/15/24 (Call 11/12/21)(a)	1,605	1,716,949
Vodafone Group PLC, 3.75%, 01/16/24(a)	765	814,289

		33,922,347

Toys, Games & Hobbies — 0.1%
Hasbro Inc., 3.00%, 11/19/24 (Call 10/19/24)	1,777	1,870,843

Security	Par/ Shares (000)	Value

Transportation — 1.6%
Burlington Northern Santa Fe LLC
3.40%, 09/01/24 (Call 06/01/24)	$2,124	$2,261,763
3.75%, 04/01/24 (Call 01/01/24)(a)	1,967	2,088,993
Canadian National Railway Co., 2.95%, 11/21/24 (Call 08/21/24)	1,135	1,193,157
CSX Corp., 3.40%, 08/01/24 (Call 05/01/24)(a)	2,589	2,753,816
Norfolk Southern Corp., 3.85%, 01/15/24 (Call 10/15/23)	1,520	1,606,746
Ryder System Inc. 2.50%, 09/01/24 (Call 08/01/24)	2,671	2,772,845
3.65%, 03/18/24 (Call 02/18/24)	1,825	1,934,938
Union Pacific Corp. 3.15%, 03/01/24 (Call 02/01/24)	2,582	2,718,665
3.65%, 02/15/24 (Call 11/15/23)(a)	1,881	1,987,841
3.75%, 03/15/24 (Call 12/15/23)(a)	1,135	1,203,441
United Parcel Service Inc.
2.20%, 09/01/24 (Call 08/01/24)	2,255	2,337,623
2.80%, 11/15/24 (Call 09/15/24)(a)	1,588	1,675,007

		24,534,835

Trucking & Leasing — 0.1%
GATX Corp., 4.35%, 02/15/24 (Call 01/15/24)	1,334	1,430,768

Water — 0.1%
American Water Capital Corp., 3.85%, 03/01/24 (Call 12/01/23)	1,287	1,367,335

Total Corporate Bonds & Notes — 98.7% (Cost: $1,456,819,250)		1,484,849,359

Short-Term Investments

Money Market Funds — 4.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(d)(e)(f)	62,269	62,300,093
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	4,395	4,395,000

		66,695,093

Total Short-Term Investments — 4.4% (Cost: $66,677,769)		66,695,093

Total Investments in Securities — 103.1% (Cost: $1,523,497,019)		1,551,544,452

Other Assets, Less Liabilities — (3.1)%		(47,228,144)

Net Assets — 100.0%		$1,504,316,308

(a)	All or a portion of this security is on loan.
(b)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Corporate ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$42,490,997	$19,820,460	(a)	$—		$(7,362)	$(4,002)	$62,300,093	62,269	$108,292(b	)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,575,000	—		(2,180,000	)(a)	—	—	4,395,000	4,395	2,226		—

						$(7,362)	$(4,002)	$66,695,093		$110,518		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$1,484,849,359	$—	$1,484,849,359
Money Market Funds	66,695,093	—	—	66,695,093

	$66,695,093	$1,484,849,359	$—	$1,551,544,452

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 2.3%
Boeing Co. (The)
2.60%, 10/30/25 (Call 07/30/25)	$915	$939,614
4.88%, 05/01/25 (Call 04/01/25)	8,277	9,141,036
General Dynamics Corp.
3.25%, 04/01/25 (Call 03/01/25)(a)	2,238	2,382,910
3.50%, 05/15/25 (Call 03/15/25)	2,292	2,464,908
L3Harris Technologies Inc., 3.83%, 04/27/25
(Call 01/27/25)(a)	1,752	1,891,407
Lockheed Martin Corp., 2.90%, 03/01/25 (Call 12/01/24)	2,163	2,281,900
Northrop Grumman Corp., 2.93%, 01/15/25 (Call 11/15/24)	4,377	4,599,352
Raytheon Technologies Corp., 3.95%, 08/16/25 (Call 06/16/25)	4,360	4,758,460

		28,459,587

Agriculture — 1.1%
Altria Group Inc., 2.35%, 05/06/25 (Call 04/06/25)	2,212	2,277,807
Bunge Ltd. Finance Corp., 1.63%, 08/17/25 (Call 07/17/25)(a)	995	998,731
Philip Morris International Inc.
1.50%, 05/01/25 (Call 04/01/25)	2,347	2,366,785
3.38%, 08/11/25 (Call 05/11/25)	2,063	2,210,113
Reynolds American Inc., 4.45%, 06/12/25 (Call 03/12/25)	5,675	6,192,900

		14,046,336

Airlines — 0.4%
Southwest Airlines Co., 5.25%, 05/04/25 (Call 04/04/25)(a)	3,749	4,202,704
United Airlines Pass Through Trust, Series 2013-1, Class A, 4.30%, 08/15/25(a)	607	644,725

		4,847,429

Apparel — 0.7%
NIKE Inc., 2.40%, 03/27/25 (Call 02/27/25)	3,019	3,144,681
PVH Corp., 4.63%, 07/10/25 (Call 06/10/25)	1,506	1,650,787
Ralph Lauren Corp., 3.75%, 09/15/25 (Call 07/15/25)(a)	1,295	1,408,481
Tapestry Inc., 4.25%, 04/01/25 (Call 01/01/25)	1,028	1,109,705
VF Corp., 2.40%, 04/23/25 (Call 03/23/25)(a)	1,337	1,383,153

		8,696,807

Auto Manufacturers — 2.8%
American Honda Finance Corp.
1.00%, 09/10/25	1,753	1,736,715
1.20%, 07/08/25	2,015	2,010,023
Cummins Inc., 0.75%, 09/01/25 (Call 08/01/25)(a)	1,379	1,358,563
General Motors Co.
4.00%, 04/01/25(a)	835	900,531
6.13%, 10/01/25 (Call 09/01/25)	4,530	5,250,950
General Motors Financial Co. Inc.
2.75%, 06/20/25 (Call 05/20/25)	2,840	2,948,204
2.90%, 02/26/25 (Call 01/26/25)	2,746	2,855,922
4.00%, 01/15/25 (Call 10/15/24)	2,250	2,407,635
4.30%, 07/13/25 (Call 04/13/25)	1,958	2,127,974
4.35%, 04/09/25 (Call 02/09/25)	2,868	3,117,459
PACCAR Financial Corp., 1.80%, 02/06/25	343	350,419
Toyota Motor Credit Corp.
0.80%, 10/16/25	2,147	2,104,897
1.80%, 02/13/25	2,974	3,034,283
3.00%, 04/01/25	2,648	2,803,808
3.40%, 04/14/25(a)	1,605	1,722,743

		34,730,126

Auto Parts & Equipment — 0.2%
BorgWarner Inc., 3.38%, 03/15/25 (Call 12/15/24)(a)	1,526	1,622,810

Security	Par (000)	Value

Auto Parts & Equipment (continued)
Magna International Inc., 4.15%, 10/01/25 (Call 07/01/25)	$1,207	$1,325,986

		2,948,796

Banks — 20.7%
Australia & New Zealand Banking Group Ltd./New York NY, 3.70%, 11/16/25	1,927	2,111,028
Banco Bilbao Vizcaya Argentaria SA, 1.13%, 09/18/25	2,125	2,086,814
Banco Santander SA
2.75%, 05/28/25	3,535	3,672,794
5.18%, 11/19/25	3,454	3,876,528
Bank of America Corp.
3.88%, 08/01/25	3,817	4,166,255
4.00%, 01/22/25	5,954	6,417,043
Series L, 3.95%, 04/21/25(a)	5,333	5,761,293
Bank of Montreal, 1.85%, 05/01/25	3,583	3,657,526
Bank of New York Mellon Corp. (The)
1.60%, 04/24/25 (Call 03/24/25)	3,103	3,146,163
3.95%, 11/18/25 (Call 10/18/25)	696	766,199
Series G, 3.00%, 02/24/25 (Call 01/24/25)	1,681	1,780,196
Bank of Nova Scotia (The)
1.30%, 06/11/25	2,787	2,785,244
2.20%, 02/03/25(a)	3,284	3,384,556
BankUnited Inc., 4.88%, 11/17/25 (Call 08/17/25)(a)	1,450	1,616,416
Barclays PLC, 3.65%, 03/16/25	4,596	4,904,208
BBVA USA, 3.88%, 04/10/25 (Call 03/10/25)	1,997	2,157,579
Canadian Imperial Bank of Commerce
0.95%, 10/23/25	1,504	1,478,297
2.25%, 01/28/25	3,027	3,120,353
Citigroup Inc.
3.30%, 04/27/25	3,047	3,252,825
3.88%, 03/26/25	2,507	2,695,226
4.40%, 06/10/25	6,016	6,581,684
5.50%, 09/13/25	3,431	3,914,702
Citizens Bank N.A./Providence RI, 2.25%, 04/28/25 (Call 03/28/25)	1,846	1,905,054
Citizens Financial Group Inc., 4.30%, 12/03/25 (Call 11/03/25)(a)	803	882,192
Comerica Bank, 4.00%, 07/27/25	395	429,634
Cooperatieve Rabobank U.A., 4.38%, 08/04/25	3,684	4,044,037
Cooperatieve Rabobank U.A./New York, 3.38%, 05/21/25	1,650	1,774,261
Credit Suisse AG/New York NY, 2.95%, 04/09/25	3,483	3,667,738
Credit Suisse Group AG, 3.75%, 03/26/25	5,601	5,999,791
Fifth Third Bancorp., 2.38%, 01/28/25 (Call 12/28/24)	3,519	3,631,960
Fifth Third Bank NA, 3.95%, 07/28/25 (Call 06/28/25)(a)	980	1,074,560
First Horizon Corp., 4.00%, 05/26/25 (Call 04/26/25)	1,085	1,172,147
Goldman Sachs Group Inc. (The)
3.50%, 01/23/25 (Call 10/23/24)	6,032	6,409,844
3.50%, 04/01/25 (Call 03/01/25)(a)	6,248	6,666,741
3.75%, 05/22/25 (Call 02/22/25)	5,640	6,056,796
4.25%, 10/21/25(a)	4,999	5,481,553
HSBC Holdings PLC, 4.25%, 08/18/25(a)	3,673	3,980,283
Huntington Bancshares Inc./OH, 4.00%, 05/15/25 (Call 04/15/25)	1,966	2,135,961
JPMorgan Chase & Co.
3.13%, 01/23/25 (Call 10/23/24)	5,886	6,209,671
3.90%, 07/15/25 (Call 04/15/25)	6,159	6,689,290
7.75%, 07/15/25	110	134,417
KeyBank N.A./Cleveland OH, 3.30%, 06/01/25	1,893	2,031,492
KeyCorp., 4.15%, 10/29/25	1,728	1,905,708
Lloyds Bank PLC, 3.50%, 05/14/25	245	261,437
Lloyds Banking Group PLC
4.45%, 05/08/25	3,963	4,362,629

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
4.58%, 12/10/25	$3,367	$3,718,481
Manufacturers & Traders Trust Co., 2.90%, 02/06/25 (Call 01/06/25)(a)	1,837	1,936,235
Mitsubishi UFJ Financial Group Inc.
1.41%, 07/17/25	4,055	4,046,484
2.19%, 02/25/25	6,296	6,468,447
3.78%, 03/02/25	1,522	1,643,045
Morgan Stanley
4.00%, 07/23/25	5,696	6,215,475
5.00%, 11/24/25	5,956	6,710,149
MUFG Americas Holdings Corp., 3.00%, 02/10/25 (Call 11/16/21)	1,373	1,458,263
Northern Trust Corp., 3.95%, 10/30/25	2,182	2,409,910
PNC Bank N.A.
2.95%, 02/23/25 (Call 01/24/25)	1,672	1,764,880
3.25%, 06/01/25 (Call 05/02/25)(a)	1,831	1,961,935
4.20%, 11/01/25 (Call 10/02/25)(a)	815	903,713
Regions Financial Corp., 2.25%, 05/18/25 (Call 04/18/25)	2,812	2,900,044
Royal Bank of Canada, 1.15%, 06/10/25	2,187	2,176,415
Santander Holdings USA Inc.
3.45%, 06/02/25 (Call 05/02/25)	2,116	2,245,753
4.50%, 07/17/25 (Call 04/17/25)	3,079	3,370,273
State Street Corp., 3.55%, 08/18/25	4,094	4,450,874
Sumitomo Mitsui Banking Corp., 3.65%, 07/23/25	550	594,446
Sumitomo Mitsui Financial Group Inc.
1.47%, 07/08/25(a)	6,129	6,125,813
2.35%, 01/15/25(a)	3,044	3,137,603
SVB Financial Group, 3.50%, 01/29/25(a)	1,079	1,150,041
Toronto-Dominion Bank (The)
0.75%, 09/11/25	2,243	2,195,538
1.15%, 06/12/25	2,894	2,883,813
Truist Bank
1.50%, 03/10/25 (Call 02/10/25)	1,808	1,828,702
3.63%, 09/16/25 (Call 08/16/25)	2,602	2,812,059
4.05%, 11/03/25 (Call 09/03/25)	1,030	1,135,441
Truist Financial Corp.
1.20%, 08/05/25 (Call 07/03/25)(a)	1,514	1,512,198
3.70%, 06/05/25 (Call 05/05/25)	1,995	2,162,281
4.00%, 05/01/25 (Call 03/01/25)	2,670	2,912,116
U.S. Bancorp
1.45%, 05/12/25 (Call 04/11/25)	3,267	3,296,860
3.95%, 11/17/25 (Call 10/17/25)(a)	2,562	2,823,196
U.S. Bank N.A./Cincinnati OH
2.05%, 01/21/25 (Call 12/20/24)	2,481	2,556,497
2.80%, 01/27/25 (Call 12/27/24)	1,498	1,574,728
Wells Fargo & Co.
3.00%, 02/19/25	5,994	6,310,723
3.55%, 09/29/25	6,137	6,603,351
Westpac Banking Corp., 2.35%, 02/19/25	3,856	4,002,489

		260,238,396

Beverages — 1.4%
Brown-Forman Corp., 3.50%, 04/15/25 (Call 02/15/25)(a)	379	407,512
Coca-Cola Consolidated Inc., 3.80%, 11/25/25 (Call 08/25/25)(a)	508	551,617
Constellation Brands Inc.
4.40%, 11/15/25 (Call 09/15/25)	1,790	1,986,113
4.75%, 12/01/25(a)	1,020	1,148,030
Diageo Capital PLC, 1.38%, 09/29/25 (Call 08/29/25)	1,247	1,252,487

Security	Par (000)	Value

Beverages (continued)
Keurig Dr Pepper Inc.
3.40%, 11/15/25 (Call 08/15/25)	$1,333	$1,428,829
4.42%, 05/25/25 (Call 03/25/25)(a)	2,987	3,284,714
PepsiCo Inc.
2.25%, 03/19/25 (Call 02/19/25)	2,716	2,820,186
2.75%, 04/30/25 (Call 01/30/25)(a)	2,517	2,650,401
3.50%, 07/17/25 (Call 04/17/25)	1,571	1,697,293

		17,227,182

Biotechnology — 1.4%
Amgen Inc.
1.90%, 02/21/25 (Call 01/21/25)	1,377	1,405,050
3.13%, 05/01/25 (Call 02/01/25)	2,672	2,827,190
Baxalta Inc., 4.00%, 06/23/25 (Call 03/23/25)(a)	2,609	2,833,504
Biogen Inc., 4.05%, 09/15/25 (Call 06/15/25)	4,028	4,405,424
Gilead Sciences Inc., 3.50%, 02/01/25 (Call 11/01/24)	4,058	4,324,732
Royalty Pharma PLC, 1.20%, 09/02/25 (Call 08/02/25)	1,883	1,856,732

		17,652,632

Building Materials — 0.6%
Carrier Global Corp., 2.24%, 02/15/25 (Call 01/15/25)	4,623	4,744,724
Fortune Brands Home & Security Inc., 4.00%, 06/15/25 (Call 03/15/25)	1,384	1,501,252
Lennox International Inc., 1.35%, 08/01/25 (Call 07/01/25)(a)	834	827,837
Vulcan Materials Co., 4.50%, 04/01/25 (Call 01/01/25)(a)	1,027	1,125,017

		8,198,830

Chemicals — 1.2%
Air Products and Chemicals Inc., 1.50%, 10/15/25 (Call 09/15/25)(a)	1,472	1,487,544
DuPont de Nemours Inc., 4.49%, 11/15/25 (Call 09/15/25)	4,145	4,613,012
Eastman Chemical Co., 3.80%, 03/15/25 (Call 12/15/24)(a)	1,799	1,930,777
EI du Pont de Nemours and Co., 1.70%, 07/15/25 (Call 06/15/25)	1,553	1,575,115
Linde Inc./CT, 2.65%, 02/05/25 (Call 11/05/24)	672	702,589
LYB International Finance III LLC, 1.25%, 10/01/25 (Call 09/01/25)(a)	1,001	991,120
Nutrien Ltd.
3.00%, 04/01/25 (Call 01/01/25)	1,068	1,121,816
3.38%, 03/15/25 (Call 12/15/24)	1,435	1,525,233
Sherwin-Williams Co. (The), 3.45%, 08/01/25 (Call 05/01/25)(a)	1,467	1,572,067

		15,519,273

Commercial Services — 1.3%
Automatic Data Processing Inc., 3.38%, 09/15/25 (Call 06/15/25)(a)	3,394	3,659,207
Block Financial LLC, 5.25%, 10/01/25 (Call 07/01/25)(a)	980	1,098,306
Equifax Inc., 2.60%, 12/15/25 (Call 11/15/25)	857	891,880
Global Payments Inc., 2.65%, 02/15/25 (Call 01/15/25)	2,151	2,228,759
Moody’s Corp., 3.75%, 03/24/25 (Call 02/24/25)	862	928,796
PayPal Holdings Inc., 1.65%, 06/01/25 (Call 05/01/25)	2,110	2,143,380
S&P Global Inc., 4.00%, 06/15/25 (Call 03/15/25)	2,536	2,768,120
Verisk Analytics Inc., 4.00%, 06/15/25 (Call 03/15/25)	2,386	2,600,000
Yale University, Series 2020, 0.87%, 04/15/25 (Call 03/15/25)(a)	165	164,444

		16,482,892

Computers — 3.0%
Apple Inc.
0.55%, 08/20/25 (Call 07/20/25)	1,185	1,160,589
1.13%, 05/11/25 (Call 04/11/25)	6,282	6,280,681
2.50%, 02/09/25	3,194	3,335,686
2.75%, 01/13/25 (Call 11/13/24)	3,177	3,342,172

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
3.20%, 05/13/25	$4,516	$4,831,036
Dell International LLC/EMC Corp., 5.85%, 07/15/25 (Call 06/15/25)(a)	2,871	3,305,899
Hewlett Packard Enterprise Co., 4.90%, 10/15/25 (Call 07/15/25)	5,690	6,372,971
HP Inc., 2.20%, 06/17/25 (Call 05/17/25)	3,483	3,573,802
International Business Machines Corp., 7.00%, 10/30/25	1,589	1,938,500
Leidos Inc., 3.63%, 05/15/25 (Call 04/15/25)(a)	1,343	1,438,044
NetApp Inc., 1.88%, 06/22/25 (Call 05/22/25)	2,651	2,694,503

		38,273,883

Cosmetics & Personal Care — 0.2%
Procter & Gamble Co. (The), 0.55%, 10/29/25	963	942,228
Unilever Capital Corp.
3.10%, 07/30/25(a)	705	754,336
3.38%, 03/22/25 (Call 01/22/25)(a)	1,043	1,116,385

		2,812,949

Distribution & Wholesale — 0.1%
WW Grainger Inc., 1.85%, 02/15/25 (Call 01/15/25)	775	795,700

Diversified Financial Services — 6.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.50%, 01/15/25 (Call 11/15/24)	1,325	1,392,562
4.45%, 10/01/25 (Call 08/01/25)(a)	1,218	1,326,256
6.50%, 07/15/25 (Call 06/15/25)(a)	3,365	3,899,160
Affiliated Managers Group Inc., 3.50%, 08/01/25(a)	805	862,702
Air Lease Corp.
2.30%, 02/01/25 (Call 01/01/25)(a)	884	901,097
3.25%, 03/01/25 (Call 01/01/25)(a)	2,254	2,360,254
3.38%, 07/01/25 (Call 06/01/25)	2,060	2,170,375
Ally Financial Inc.
4.63%, 03/30/25	1,394	1,534,655
5.80%, 05/01/25 (Call 04/01/25)(a)	2,198	2,506,291
American Express Co., 4.20%, 11/06/25 (Call 10/06/25)	2,818	3,130,629
Ameriprise Financial Inc., 3.00%, 04/02/25 (Call 03/02/25)	886	934,065
Capital One Financial Corp.
3.20%, 02/05/25 (Call 01/05/25)	2,473	2,618,660
4.20%, 10/29/25 (Call 09/29/25)	3,380	3,698,227
4.25%, 04/30/25 (Call 03/31/25)	1,728	1,892,212
Charles Schwab Corp. (The)
3.00%, 03/10/25 (Call 12/10/24)	1,017	1,074,044
3.63%, 04/01/25 (Call 01/01/25)	1,170	1,253,994
3.85%, 05/21/25 (Call 03/21/25)	2,040	2,216,766
4.20%, 03/24/25 (Call 02/24/25)	746	817,802
CME Group Inc., 3.00%, 03/15/25 (Call 12/15/24)	2,464	2,599,865
Discover Financial Services, 3.75%, 03/04/25 (Call 12/04/24)	2,004	2,141,815
Franklin Resources Inc., 2.85%, 03/30/25(a)	1,366	1,439,955
GE Capital Funding LLC, 3.45%, 05/15/25 (Call 04/15/25)	2,937	3,144,147
GE Capital International Funding Co. Unlimited Co., 3.37%, 11/15/25	4,839	5,219,732
Intercontinental Exchange Inc., 3.75%, 12/01/25 (Call 09/01/25)	3,578	3,894,939
Janus Capital Group Inc., 4.88%, 08/01/25 (Call 05/01/25)	607	672,143
Lazard Group LLC, 3.75%, 02/13/25	1,214	1,300,619
Mastercard Inc., 2.00%, 03/03/25 (Call 02/03/25)	2,316	2,384,878
Nomura Holdings Inc.
1.85%, 07/16/25	3,414	3,429,704
2.65%, 01/16/25	3,446	3,566,472
Synchrony Financial, 4.50%, 07/23/25 (Call 04/23/25)	2,855	3,123,142
Visa Inc., 3.15%, 12/14/25 (Call 09/14/25)	8,680	9,327,702

Security	Par (000)	Value

Diversified Financial Services (continued)
Western Union Co. (The), 2.85%, 01/10/25 (Call 12/10/24)(a)	$1,909	$1,986,696

		78,821,560

Electric — 4.8%
Ameren Illinois Co., 3.25%, 03/01/25 (Call 12/01/24)	491	520,818
American Electric Power Co. Inc., Series N, 1.00%, 11/01/25 (Call 10/01/25)(a)	1,096	1,076,590
Appalachian Power Co., 3.40%, 06/01/25 (Call 03/01/25)	614	655,506
Arizona Public Service Co., 3.15%, 05/15/25 (Call 02/15/25)	664	703,223
Avangrid Inc., 3.20%, 04/15/25 (Call 03/15/25)	1,985	2,101,817
Berkshire Hathaway Energy Co.
3.50%, 02/01/25 (Call 11/01/24)	1,420	1,513,734
4.05%, 04/15/25 (Call 03/15/25)(a)	2,931	3,198,395
Connecticut Light & Power Co. (The), Series A, 0.75%, 12/01/25 (Call 11/01/25)	604	591,346
Dominion Energy Inc.
3.90%, 10/01/25 (Call 07/01/25)(a)	2,596	2,822,890
Series A, 3.30%, 03/15/25 (Call 02/15/25)	477	506,650
DTE Electric Co., 3.38%, 03/01/25 (Call 12/01/24)	795	847,899
DTE Energy Co., Series F, 1.05%, 06/01/25 (Call 05/01/25)	2,794	2,760,109
Duke Energy Corp., 0.90%, 09/15/25 (Call 08/15/25)	990	972,378
Duke Energy Progress LLC, 3.25%, 08/15/25 (Call 05/15/25)(a)	1,602	1,715,678
Edison International, 4.95%, 04/15/25 (Call 03/15/25)	1,179	1,290,298
Entergy Corp., 0.90%, 09/15/25 (Call 08/15/25)	2,074	2,021,009
Evergy Metro Inc., 3.65%, 08/15/25 (Call 05/15/25)	736	793,791
Eversource Energy
Series H, 3.15%, 01/15/25 (Call 10/15/24)	1,188	1,252,924
Series Q, 0.80%, 08/15/25 (Call 07/15/25)	641	625,238
Exelon Corp., 3.95%, 06/15/25 (Call 03/15/25)	2,996	3,238,317
Exelon Generation Co. LLC, 3.25%, 06/01/25 (Call 05/01/25)(a)	1,697	1,794,510
Florida Power & Light Co.
2.85%, 04/01/25 (Call 03/01/25)	2,609	2,745,659
3.13%, 12/01/25 (Call 06/01/25)	1,824	1,947,284
Iberdrola International BV, 5.81%, 03/15/25(a)	70	80,296
Louisville Gas & Electric Co., Series 25, 3.30%, 10/01/25 (Call 07/01/25)(a)	1,024	1,094,001
National Rural Utilities Cooperative Finance Corp.
2.85%, 01/27/25 (Call 10/27/24)	1,227	1,288,939
3.25%, 11/01/25 (Call 08/01/25)	1,089	1,165,219
NextEra Energy Capital Holdings Inc., 2.75%, 05/01/25 (Call 04/01/25)(a)	1,974	2,070,430
Oncor Electric Delivery Co. LLC
0.55%, 10/01/25 (Call 09/01/25)(a)	786	761,540
2.95%, 04/01/25 (Call 01/01/25)	612	645,960
Pacific Gas & Electric Co., 3.50%, 06/15/25 (Call 03/15/25)	3,280	3,429,502
PECO Energy Co., 3.15%, 10/15/25 (Call 07/15/25)	190	202,198
Pinnacle West Capital Corp., 1.30%, 06/15/25 (Call 05/15/25)	1,455	1,442,924
Public Service Electric & Gas Co., 3.00%, 05/15/25 (Call 02/15/25)	660	697,389
Public Service Enterprise Group Inc., 0.80%, 08/15/25 (Call 07/15/25)	1,522	1,484,635
Puget Energy Inc., 3.65%, 05/15/25 (Call 02/15/25)	1,211	1,287,124
Sempra Energy, 3.75%, 11/15/25 (Call 08/15/25)	1,128	1,221,060
Southern California Edison Co., Series E, 3.70%, 08/01/25 (Call 06/01/25)(a)	2,412	2,606,841
Southern Power Co., 4.15%, 12/01/25 (Call 09/01/25)	1,368	1,500,518
Tucson Electric Power Co., 3.05%, 03/15/25 (Call 12/15/24)(a)	185	194,827

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Virginia Electric & Power Co., Series A, 3.10%, 05/15/25 (Call 02/15/25)	$631	$667,207
WEC Energy Group Inc., 3.55%, 06/15/25 (Call 03/15/25)	1,140	1,221,601
Xcel Energy Inc., 3.30%, 06/01/25 (Call 12/01/24)	1,710	1,816,499

		60,574,773

Electrical Components & Equipment — 0.0%
Emerson Electric Co., 3.15%, 06/01/25 (Call 03/01/25)(a)	259	275,641

Electronics — 0.5%
Amphenol Corp., 2.05%, 03/01/25 (Call 02/01/25)	712	729,907
Arrow Electronics Inc., 4.00%, 04/01/25 (Call 01/01/25)	474	508,133
Flex Ltd., 4.75%, 06/15/25 (Call 03/15/25)(a)	1,233	1,354,943
Honeywell International Inc., 1.35%, 06/01/25 (Call 05/01/25)	2,857	2,880,827
Legrand France SA, 8.50%, 02/15/25	417	510,796

		5,984,606

Environmental Control — 0.3%
Republic Services Inc.
0.88%, 11/15/25 (Call 10/15/25)	887	866,581
3.20%, 03/15/25 (Call 12/15/24)	1,452	1,538,191
Waste Management Inc.
0.75%, 11/15/25 (Call 10/15/25)	1,313	1,283,313
3.13%, 03/01/25 (Call 12/01/24)(a)	25	26,460

		3,714,545

Food — 1.6%
Campbell Soup Co.
3.30%, 03/19/25 (Call 12/19/24)	705	747,335
3.95%, 03/15/25 (Call 01/15/25)(a)	2,654	2,871,203
Conagra Brands Inc., 4.60%, 11/01/25 (Call 09/01/25)	3,010	3,351,785
General Mills Inc., 4.00%, 04/17/25 (Call 02/17/25)	2,834	3,080,926
Hershey Co. (The)
0.90%, 06/01/25 (Call 05/01/25)	410	407,151
3.20%, 08/21/25 (Call 05/21/25)	40	42,688
JM Smucker Co. (The), 3.50%, 03/15/25(a)	2,500	2,678,125
Mondelez International Inc., 1.50%, 05/04/25 (Call 04/04/25)	1,593	1,606,381
Sysco Corp.
3.55%, 03/15/25 (Call 01/15/25)	1,591	1,704,741
3.75%, 10/01/25 (Call 07/01/25)(a)	2,135	2,314,810
5.65%, 04/01/25 (Call 03/01/25)	1,247	1,419,173

		20,224,318

Forest Products & Paper — 0.0%
Fibria Overseas Finance Ltd., 4.00%, 01/14/25 (Call 11/14/24)	315	332,092

Gas — 0.4%
National Fuel Gas Co., 5.20%, 07/15/25 (Call 04/15/25)	920	1,015,597
NiSource Inc., 0.95%, 08/15/25 (Call 07/15/25)	3,400	3,333,802
Southern California Gas Co., 3.20%, 06/15/25 (Call 03/15/25)	695	736,089

		5,085,488

Health Care - Products — 2.2%
Abbott Laboratories
2.95%, 03/15/25 (Call 12/15/24)	2,602	2,754,946
3.88%, 09/15/25 (Call 06/15/25)(a)	1,648	1,800,242
Boston Scientific Corp.
1.90%, 06/01/25 (Call 05/01/25)	1,357	1,381,643
3.85%, 05/15/25	1,613	1,746,782
Danaher Corp., 3.35%, 09/15/25 (Call 06/15/25)(a)	1,313	1,412,420
Medtronic Inc., 3.50%, 03/15/25	4,520	4,873,690

Security	Par (000)	Value

Health Care - Products (continued)
Stryker Corp.
1.15%, 06/15/25 (Call 05/15/25)(a)	$1,431	$1,427,094
3.38%, 11/01/25 (Call 08/01/25)	2,679	2,880,809
Thermo Fisher Scientific Inc.
3.65%, 12/15/25 (Call 09/15/25)	1,003	1,088,285
4.13%, 03/25/25 (Call 02/25/25)	2,892	3,156,502
Zimmer Biomet Holdings Inc., 3.55%, 04/01/25 (Call 01/01/25)	4,914	5,235,720

		27,758,133

Health Care - Services — 1.9%
Anthem Inc., 2.38%, 01/15/25 (Call 12/15/24)	3,616	3,741,584
CommonSpirit Health, 1.55%, 10/01/25 (Call 07/01/25)	448	446,710
HCA Inc., 5.25%, 04/15/25	3,758	4,212,530
Humana Inc., 4.50%, 04/01/25 (Call 03/01/25)	1,537	1,690,792
Laboratory Corp. of America Holdings, 3.60%, 02/01/25 (Call 11/01/24)	3,096	3,296,992
PeaceHealth Obligated Group, Series 2020, 1.38%, 11/15/25 (Call 08/15/25)	548	548,910
Quest Diagnostics Inc., 3.50%, 03/30/25 (Call 12/30/24)(a)	1,527	1,628,500
Sutter Health, Series 20A, 1.32%, 08/15/25 (Call 05/15/25)	215	214,080
UnitedHealth Group Inc.
3.70%, 12/15/25	1,569	1,719,969
3.75%, 07/15/25	4,517	4,926,827
UPMC, Series D-1, 3.60%, 04/03/25(a)	800	856,016

		23,282,910

Holding Companies - Diversified — 0.9%
Ares Capital Corp.
3.25%, 07/15/25 (Call 06/15/25)	2,613	2,717,128
4.25%, 03/01/25 (Call 01/01/25)	1,825	1,944,574
FS KKR Capital Corp., 4.13%, 02/01/25 (Call 01/01/25)	1,452	1,533,922
Goldman Sachs BDC Inc., 3.75%, 02/10/25 (Call 01/10/25)	1,165	1,226,745
Oaktree Specialty Lending Corp., 3.50%, 02/25/25 (Call 01/25/25)(a)	825	857,843
Owl Rock Capital Corp.
3.75%, 07/22/25 (Call 06/22/25)	1,332	1,390,568
4.00%, 03/30/25 (Call 02/28/25)	1,217	1,276,353

		10,947,133

Home Builders — 0.3%
DR Horton Inc., 2.60%, 10/15/25 (Call 09/15/25)	1,225	1,275,237
Lennar Corp., 4.75%, 05/30/25 (Call 02/28/25)(a)	1,851	2,041,616

		3,316,853

Home Furnishings — 0.1%
Harman International Industries Inc., 4.15%, 05/15/25 (Call 02/15/25)	415	450,333
Whirlpool Corp., 3.70%, 05/01/25	732	786,746

		1,237,079

Household Products & Wares — 0.0%
Kimberly-Clark Corp., 3.05%, 08/15/25	570	608,549

Insurance — 1.9%
Aflac Inc., 3.25%, 03/17/25	1,475	1,576,082
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25 (Call 07/29/25)	458	494,750
Allstate Corp. (The), 0.75%, 12/15/25 (Call 11/15/25)	696	682,393
American International Group Inc.
2.50%, 06/30/25 (Call 05/30/25)	2,681	2,785,452
3.75%, 07/10/25 (Call 04/10/25)	3,166	3,413,581
Aon PLC, 3.88%, 12/15/25 (Call 09/15/25)(a)	2,489	2,717,739
Chubb INA Holdings Inc., 3.15%, 03/15/25(a)	946	1,008,918

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
CNO Financial Group Inc., 5.25%, 05/30/25 (Call 02/28/25)(a)	$942	$1,054,409
Kemper Corp., 4.35%, 02/15/25 (Call 11/15/24)	724	780,132
Lincoln National Corp., 3.35%, 03/09/25	430	458,638
Marsh & McLennan Companies Inc., 3.50%, 03/10/25 (Call 12/10/24)	2,046	2,187,931
MetLife Inc.
3.00%, 03/01/25	1,373	1,451,975
3.60%, 11/13/25 (Call 08/13/25)(a)	1,513	1,646,068
Principal Financial Group Inc., 3.40%, 05/15/25 (Call 02/15/25)(a)	1,617	1,723,059
RenaissanceRe Finance Inc., 3.70%, 04/01/25 (Call 01/01/25)(a)	530	567,545
XLIT Ltd., 4.45%, 03/31/25	1,503	1,648,551

		24,197,223

Internet — 1.1%
Alphabet Inc., 0.45%, 08/15/25 (Call 07/15/25)	1,427	1,396,234
Amazon.com Inc.
0.80%, 06/03/25 (Call 05/03/25)	2,390	2,366,913
5.20%, 12/03/25 (Call 09/03/25)	2,535	2,906,783
Baidu Inc.
3.08%, 04/07/25 (Call 03/07/25)(a)	1,130	1,175,731
4.13%, 06/30/25	1,220	1,317,502
Booking Holdings Inc., 3.65%, 03/15/25 (Call 12/15/24)	1,868	2,010,715
eBay Inc., 1.90%, 03/11/25 (Call 02/11/25)	2,373	2,419,558
Tencent Music Entertainment Group, 1.38%, 09/03/25 (Call 08/03/25)	150	145,778
VeriSign Inc., 5.25%, 04/01/25 (Call 01/01/25)	175	195,384

		13,934,598

Iron & Steel — 0.3%
Nucor Corp., 2.00%, 06/01/25 (Call 05/01/25)	1,463	1,492,230
Reliance Steel & Aluminum Co., 1.30%, 08/15/25 (Call 07/15/25)	1,109	1,096,524
Steel Dynamics Inc., 2.40%, 06/15/25 (Call 05/15/25)	1,006	1,036,331

		3,625,085

Leisure Time — 0.1%
Harley-Davidson Inc., 3.50%, 07/28/25 (Call 04/28/25)	1,312	1,389,487

Lodging — 0.9%
Hyatt Hotels Corp., 5.38%, 04/23/25 (Call 03/23/25)(a)	1,214	1,352,250
Las Vegas Sands Corp., 2.90%, 06/25/25 (Call 05/25/25)(a)	1,385	1,402,950
Marriott International Inc./MD
3.75%, 03/15/25 (Call 12/15/24)	536	569,945
3.75%, 10/01/25 (Call 07/01/25)	1,089	1,167,473
Series EE, 5.75%, 05/01/25 (Call 04/01/25)	1,851	2,098,238
Sands China Ltd., 5.13%, 08/08/25 (Call 06/08/25)	3,901	4,145,242

		10,736,098

Machinery — 1.1%
Caterpillar Financial Services Corp.
0.80%, 11/13/25(a)	2,198	2,163,909
1.45%, 05/15/25	836	844,444
Deere & Co., 2.75%, 04/15/25 (Call 03/15/25)	1,607	1,691,110
Dover Corp., 3.15%, 11/15/25 (Call 08/15/25)	634	675,654
John Deere Capital Corp.
2.05%, 01/09/25	457	471,386
3.40%, 09/11/25(a)	1,201	1,296,780
3.45%, 03/13/25	1,928	2,075,897
Otis Worldwide Corp., 2.06%, 04/05/25 (Call 03/05/25)(a)	3,383	3,463,955
Rockwell Automation Inc., 2.88%, 03/01/25 (Call 12/01/24)	202	212,304

Security	Par (000)	Value

Machinery (continued)
Westinghouse Air Brake Technologies Corp., 3.20%, 06/15/25 (Call 05/15/25)(a)	$701	$741,679

		13,637,118

Manufacturing — 0.4%
3M Co.
2.00%, 02/14/25 (Call 01/14/25)	1,744	1,792,553
2.65%, 04/15/25 (Call 03/15/25)	1,229	1,288,004
3.00%, 08/07/25(a)	1,245	1,331,503
Textron Inc., 3.88%, 03/01/25 (Call 12/01/24)	614	659,442

		5,071,502

Media — 3.7%
Charter Communications Operating LLC/Charter
Communications Operating Capital, 4.91%, 07/23/25 (Call 04/23/25)	10,566	11,750,026
Comcast Corp.
3.10%, 04/01/25 (Call 03/01/25)	1,660	1,759,119
3.38%, 02/15/25 (Call 11/15/24)	2,180	2,325,689
3.38%, 08/15/25 (Call 05/15/25)	3,582	3,843,880
3.95%, 10/15/25 (Call 08/15/25)	6,868	7,544,979
Discovery Communications LLC
3.45%, 03/15/25 (Call 12/15/24)	803	850,779
3.95%, 06/15/25 (Call 03/15/25)	1,600	1,728,496
Fox Corp., 3.05%, 04/07/25 (Call 03/07/25)	1,888	1,993,199
Grupo Televisa SAB, 6.63%, 03/18/25	835	964,650
TWDC Enterprises 18 Corp., 3.15%, 09/17/25	2,346	2,508,062
ViacomCBS Inc.
3.50%, 01/15/25 (Call 10/15/24)	1,620	1,721,088
4.75%, 05/15/25 (Call 04/15/25)(a)	3,445	3,822,296
Walt Disney Co. (The)
3.35%, 03/24/25(a)	3,618	3,873,033
3.70%, 10/15/25 (Call 07/15/25)	1,973	2,142,915

		46,828,211

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp., 3.25%, 06/15/25 (Call 03/15/25)	2,868	3,073,980

Mining — 0.4%
Rio Tinto Finance USA Ltd., 3.75%, 06/15/25 (Call 03/15/25)	3,396	3,694,746
Southern Copper Corp., 3.88%, 04/23/25	944	1,017,981

		4,712,727

Office & Business Equipment — 0.1%
CDW LLC/CDW Finance Corp., 4.13%, 05/01/25 (Call 05/01/22)	983	1,013,552

Oil & Gas — 4.6%
BP Capital Markets America Inc.
3.19%, 04/06/25 (Call 03/06/25)(a)	1,393	1,479,241
3.80%, 09/21/25 (Call 07/21/25)(a)	2,868	3,129,848
BP Capital Markets PLC, 3.51%, 03/17/25	2,040	2,190,715
Canadian Natural Resources Ltd.
2.05%, 07/15/25 (Call 06/15/25)(a)	1,217	1,235,827
3.90%, 02/01/25 (Call 11/01/24)	1,643	1,761,707
Cenovus Energy Inc., 5.38%, 07/15/25 (Call 04/15/25)	1,701	1,911,176
Chevron Corp.
1.55%, 05/11/25 (Call 04/11/25)	2,986	3,029,446
3.33%, 11/17/25 (Call 08/17/25)(a)	2,054	2,213,452
Chevron USA Inc., 0.69%, 08/12/25 (Call 07/12/25)	2,109	2,071,839
Devon Energy Corp., 5.85%, 12/15/25 (Call 09/15/25)	1,395	1,605,994
Diamondback Energy Inc., 4.75%, 05/31/25 (Call 04/30/25)	1,257	1,390,959
EOG Resources Inc., 3.15%, 04/01/25 (Call 01/01/25)	2,048	2,170,593

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Exxon Mobil Corp. 2.71%, 03/06/25 (Call 12/06/24)	$8,043	$8,432,844
2.99%, 03/19/25 (Call 02/19/25)	1,427	1,508,696
Marathon Petroleum Corp., 4.70%, 05/01/25 (Call 04/01/25)(a)	3,301	3,646,912
Phillips 66, 3.85%, 04/09/25 (Call 03/09/25)(a)	1,652	1,781,104
Shell International Finance BV 2.38%, 04/06/25 (Call 03/06/25)	2,997	3,111,036
3.25%, 05/11/25(a)	5,820	6,226,352
Suncor Energy Inc., 3.10%, 05/15/25 (Call 04/15/25)(a)	977	1,031,575
TotalEnergies Capital International SA, 2.43%, 01/10/25 (Call 10/10/24)	2,805	2,908,757
Valero Energy Corp. 2.85%, 04/15/25 (Call 03/15/25)	2,568	2,686,179
3.65%, 03/15/25	1,651	1,774,115

		57,298,367

Oil & Gas Services — 0.3%
Halliburton Co., 3.80%, 11/15/25 (Call 08/15/25)(a)	2,410	2,625,478
Schlumberger Finance Canada Ltd., 1.40%, 09/17/25 (Call 08/17/25)	1,225	1,227,891

		3,853,369

Packaging & Containers — 0.2%
WRKCo Inc., 3.75%, 03/15/25 (Call 01/15/25)	1,824	1,964,266

Pharmaceuticals — 5.9%
AbbVie Inc. 3.60%, 05/14/25 (Call 02/14/25)	10,184	10,932,015
3.80%, 03/15/25 (Call 12/15/24)	5,943	6,400,136
AmerisourceBergen Corp., 3.25%, 03/01/25 (Call 12/01/24)	2,025	2,143,159
AstraZeneca PLC, 3.38%, 11/16/25	4,700	5,082,674
Bristol-Myers Squibb Co. 0.75%, 11/13/25 (Call 10/13/25)(a)	1,368	1,341,474
3.88%, 08/15/25 (Call 05/15/25)	5,982	6,527,738
Cardinal Health Inc., 3.75%, 09/15/25 (Call 06/15/25)	1,869	2,019,342
Cigna Corp. 3.25%, 04/15/25 (Call 01/15/25)	2,339	2,480,369
4.13%, 11/15/25 (Call 09/15/25)	4,559	5,015,128
CVS Health Corp. 3.88%, 07/20/25 (Call 04/20/25)	3,766	4,088,370
4.10%, 03/25/25 (Call 01/25/25)	4,832	5,257,168
Eli Lilly & Co., 2.75%, 06/01/25 (Call 03/01/25)	1,965	2,066,512
GlaxoSmithKline Capital Inc., 3.63%, 05/15/25	2,821	3,056,356
Johnson & Johnson 0.55%, 09/01/25 (Call 08/01/25)	895	878,756
2.63%, 01/15/25 (Call 11/15/24)	874	917,245
McKesson Corp., 0.90%, 12/03/25 (Call 11/03/25)	873	852,886
Mead Johnson Nutrition Co., 4.13%, 11/15/25 (Call 08/15/25)	1,807	1,991,603
Merck & Co. Inc., 2.75%, 02/10/25 (Call 11/10/24)	3,978	4,172,842
Novartis Capital Corp. 1.75%, 02/14/25 (Call 01/14/25)(a)	951	969,991
3.00%, 11/20/25 (Call 08/20/25)(a)	3,707	3,957,260
Pfizer Inc., 0.80%, 05/28/25 (Call 04/28/25)	889	879,248
Viatris Inc., 1.65%, 06/22/25 (Call 05/22/25)(b)	1,215	1,218,560
Zoetis Inc., 4.50%, 11/13/25 (Call 08/13/25)(a)	1,604	1,788,011

		74,036,843

Pipelines — 3.8%
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/25 (Call 10/02/24)	3,548	3,973,228
Columbia Pipeline Group Inc., 4.50%, 06/01/25 (Call 03/01/25)	2,597	2,859,842

Security	Par (000)	Value

Pipelines (continued)
Enbridge Energy Partners LP, 5.88%, 10/15/25 (Call 07/15/25)	$1,035	$1,194,959
Enbridge Inc., 2.50%, 01/15/25 (Call 12/15/24)	1,220	1,262,310
Energy Transfer LP 2.90%, 05/15/25 (Call 04/15/25)	1,604	1,675,522
4.05%, 03/15/25 (Call 12/15/24)	2,684	2,875,342
5.95%, 12/01/25 (Call 09/01/25)	1,249	1,434,689
Enterprise Products Operating LLC, 3.75%, 02/15/25 (Call 11/15/24)	3,332	3,585,732
Kinder Morgan Inc., 4.30%, 06/01/25 (Call 03/01/25)	4,154	4,541,277
MPLX LP 4.00%, 02/15/25 (Call 11/15/24)(a)	1,126	1,213,175
4.88%, 06/01/25 (Call 03/01/25)	3,380	3,741,930
ONEOK Inc., 2.20%, 09/15/25 (Call 08/15/25)	786	799,559
ONEOK Partners LP, 4.90%, 03/15/25 (Call 12/15/24)	1,509	1,662,043
Phillips 66 Partners LP, 3.61%, 02/15/25 (Call 11/15/24)	1,007	1,069,545
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25 (Call 07/15/25)	2,845	3,123,810
Sabine Pass Liquefaction LLC, 5.63%, 03/01/25 (Call 12/01/24)	4,811	5,400,829
Spectra Energy Partners LP, 3.50%, 03/15/25 (Call 12/15/24)	1,104	1,176,102
TC PipeLines LP, 4.38%, 03/13/25 (Call 12/13/24)	1,327	1,440,658
Williams Companies Inc. (The) 3.90%, 01/15/25 (Call 10/15/24)	2,162	2,319,285
4.00%, 09/15/25 (Call 06/15/25)	1,933	2,100,707

		47,450,544

Real Estate — 0.1%
Brookfield Asset Management Inc., 4.00%, 01/15/25 (Call 10/15/24)	1,010	1,089,719

Real Estate Investment Trusts — 4.4%
Alexandria Real Estate Equities Inc., 3.45%, 04/30/25 (Call 02/28/25)(a)	1,976	2,123,429
American Tower Corp. 1.30%, 09/15/25 (Call 08/15/25)(a)	625	621,056
2.40%, 03/15/25 (Call 02/15/25)	1,517	1,565,210
2.95%, 01/15/25 (Call 12/15/24)	2,166	2,269,686
4.00%, 06/01/25 (Call 03/01/25)	2,261	2,445,724
AvalonBay Communities Inc. 3.45%, 06/01/25 (Call 03/03/25)(a)	974	1,043,485
3.50%, 11/15/25 (Call 08/15/25)(a)	826	889,833
Boston Properties LP, 3.20%, 01/15/25 (Call 10/15/24)	2,258	2,380,113
Brixmor Operating Partnership LP, 3.85%, 02/01/25 (Call 11/01/24)(a)	1,745	1,869,733
Columbia Property Trust Operating Partnership LP, 4.15%, 04/01/25 (Call 01/01/25)	817	876,061
Corporate Office Properties LP, 5.00%, 07/01/25 (Call 04/01/25)(a)	660	729,868
Crown Castle International Corp., 1.35%, 07/15/25 (Call 06/15/25)	1,414	1,407,778
CubeSmart LP, 4.00%, 11/15/25 (Call 08/15/25)	784	850,232
Digital Realty Trust LP, 4.75%, 10/01/25 (Call 07/01/25)	1,208	1,350,520
EPR Properties, 4.50%, 04/01/25 (Call 01/01/25)	700	749,861
Equinix Inc. 1.00%, 09/15/25 (Call 08/15/25)	2,070	2,027,979
1.25%, 07/15/25 (Call 06/15/25)	1,567	1,553,947
ERP Operating LP, 3.38%, 06/01/25 (Call 03/01/25)(a)	964	1,027,711
Essex Portfolio LP, 3.50%, 04/01/25 (Call 01/01/25)(a)	1,156	1,231,891
GLP Capital LP/GLP Financing II Inc., 5.25%, 06/01/25 (Call 03/01/25)(a)	2,041	2,266,429

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Healthpeak Properties Inc. 3.40%, 02/01/25 (Call 11/01/24)	$91	$96,330
4.00%, 06/01/25 (Call 03/01/25)	827	897,130
Host Hotels & Resorts LP, Series E, 4.00%, 06/15/25 (Call 03/15/25)	1,002	1,068,162
Kilroy Realty LP, 4.38%, 10/01/25 (Call 07/01/25)	510	561,632
Kimco Realty Corp., 3.30%, 02/01/25 (Call 12/01/24)	1,187	1,255,810
Mid-America Apartments LP, 4.00%, 11/15/25 (Call 08/15/25)	688	749,810
National Retail Properties Inc., 4.00%, 11/15/25 (Call 08/15/25)(a)	1,143	1,251,059
Office Properties Income Trust, 4.50%, 02/01/25 (Call 11/01/24)	1,857	1,975,347
Omega Healthcare Investors Inc., 4.50%, 01/15/25 (Call 10/15/24)	1,066	1,152,346
Realty Income Corp., 3.88%, 04/15/25 (Call 02/15/25)	1,156	1,255,358
Retail Properties of America Inc., 4.00%, 03/15/25 (Call 12/15/24)(a)	300	315,927
Simon Property Group LP, 3.50%, 09/01/25 (Call 06/01/25)(a)	3,233	3,482,200
SITE Centers Corp., 3.63%, 02/01/25 (Call 11/01/24)	1,250	1,313,938
Ventas Realty LP 2.65%, 01/15/25 (Call 12/15/24)(a)	1,485	1,542,187
3.50%, 02/01/25 (Call 11/01/24)	1,055	1,120,336
VEREIT Operating Partnership LP, 4.63%, 11/01/25 (Call 09/01/25)	1,458	1,625,889
Vornado Realty LP, 3.50%, 01/15/25 (Call 11/15/24)(a)	1,058	1,116,878
Welltower Inc., 4.00%, 06/01/25 (Call 03/01/25)	3,251	3,523,011
Weyerhaeuser Co., 8.50%, 01/15/25	67	81,778
WP Carey Inc., 4.00%, 02/01/25 (Call 11/01/24)	1,043	1,122,904

		54,788,578

Retail — 2.5%
AutoNation Inc., 4.50%, 10/01/25 (Call 07/01/25)(a)	854	937,214
AutoZone Inc. 3.25%, 04/15/25 (Call 01/15/25)	1,598	1,691,867
3.63%, 04/15/25 (Call 03/15/25)(a)	1,404	1,507,952
Dollar General Corp., 4.15%, 11/01/25 (Call 08/01/25)(a)	1,767	1,942,551
Dollar Tree Inc., 4.00%, 05/15/25 (Call 03/15/25)	3,053	3,306,704
Home Depot Inc. (The), 3.35%, 09/15/25 (Call 06/15/25)	2,401	2,585,661
Lowe’s Companies Inc. 3.38%, 09/15/25 (Call 06/15/25)(a)	2,455	2,637,505
4.00%, 04/15/25 (Call 03/15/25)	2,002	2,179,778
McDonald’s Corp. 1.45%, 09/01/25 (Call 08/01/25)	373	375,178
3.30%, 07/01/25 (Call 06/01/25)	2,300	2,455,825
3.38%, 05/26/25 (Call 02/26/25)	2,242	2,396,743
Ross Stores Inc., 4.60%, 04/15/25 (Call 03/15/25)	1,872	2,068,672
Starbucks Corp., 3.80%, 08/15/25 (Call 06/15/25)	3,609	3,920,565
Target Corp., 2.25%, 04/15/25 (Call 03/15/25)(a)	3,095	3,211,403

		31,217,618

Semiconductors — 2.4%
Analog Devices Inc., 2.95%, 04/01/25 (Call 03/01/25)	1,238	1,308,393
Applied Materials Inc., 3.90%, 10/01/25 (Call 07/01/25)	2,308	2,526,521
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.13%, 01/15/25 (Call 11/15/24)	1,653	1,735,914
Broadcom Inc. 3.15%, 11/15/25 (Call 10/15/25)	2,676	2,825,401
4.70%, 04/15/25 (Call 03/15/25)	3,221	3,556,016
Intel Corp. 3.40%, 03/25/25 (Call 02/25/25)(a)	3,411	3,655,432
3.70%, 07/29/25 (Call 04/29/25)	5,453	5,917,596

Security	Par (000)	Value

Semiconductors (continued)
Lam Research Corp., 3.80%, 03/15/25 (Call 12/15/24)	$1,335	$1,440,372
NXP BV/NXP Funding LLC/NXP USA Inc., 2.70%, 05/01/25 (Call 04/01/25)(b)	1,405	1,458,812
QUALCOMM Inc., 3.45%, 05/20/25 (Call 02/20/25)(a)	4,082	4,382,435
Texas Instruments Inc., 1.38%, 03/12/25 (Call 02/12/25)	1,933	1,949,856

		30,756,748

Shipbuilding — 0.1%
Huntington Ingalls Industries Inc., 3.84%, 05/01/25 (Call 04/01/25)(a)	829	891,291

Software — 3.0%
Adobe Inc. 1.90%, 02/01/25 (Call 01/01/25)	1,472	1,508,167
3.25%, 02/01/25 (Call 11/01/24)(a)	3,091	3,287,959
Autodesk Inc., 4.38%, 06/15/25 (Call 03/15/25)	1,233	1,352,391
Fiserv Inc., 3.85%, 06/01/25 (Call 03/01/25)(a)	2,822	3,053,319
Intuit Inc., 0.95%, 07/15/25 (Call 06/15/25)(a)	1,345	1,331,819
Microsoft Corp. 2.70%, 02/12/25 (Call 11/12/24)	3,209	3,375,483
3.13%, 11/03/25 (Call 08/03/25)	5,025	5,389,865
Oracle Corp. 2.50%, 04/01/25 (Call 03/01/25)	3,322	3,445,678
2.95%, 05/15/25 (Call 02/15/25)	9,450	9,923,823
Roper Technologies Inc. 1.00%, 09/15/25 (Call 08/15/25)	1,574	1,549,745
3.85%, 12/15/25 (Call 09/15/25)	1,201	1,306,400
VMware Inc., 4.50%, 05/15/25 (Call 04/15/25)	2,207	2,433,637

		37,958,286

Telecommunications — 2.9%
AT&T Inc. 3.40%, 05/15/25 (Call 02/15/25)	5,056	5,401,882
3.60%, 07/15/25 (Call 04/15/25)	485	521,627
3.95%, 01/15/25 (Call 10/15/24)	2,521	2,724,369
Cisco Systems Inc., 3.50%, 06/15/25(a)	1,695	1,838,634
Juniper Networks Inc., 1.20%, 12/10/25 (Call 11/10/25)(a)	1,489	1,468,750
Rogers Communications Inc., 3.63%, 12/15/25 (Call 09/15/25)	2,032	2,188,444
T-Mobile USA Inc., 3.50%, 04/15/25 (Call 03/15/25)(a)	7,179	7,656,403
Verizon Communications Inc. 0.85%, 11/20/25 (Call 10/20/25)	4,372	4,280,756
2.36%, 03/15/32 (Call 12/15/31)(b)	3,057	3,010,534
3.38%, 02/15/25	2,818	3,010,047
Vodafone Group PLC, 4.13%, 05/30/25	4,364	4,782,246

		36,883,692

Transportation — 1.4%
Burlington Northern Santa Fe LLC 3.00%, 04/01/25 (Call 01/01/25)	896	948,622
3.65%, 09/01/25 (Call 06/01/25)	1,431	1,554,681
7.00%, 12/15/25	227	277,390
Canadian Pacific Railway Co., 2.90%, 02/01/25 (Call 11/01/24)	1,693	1,779,563
CSX Corp., 3.35%, 11/01/25 (Call 08/01/25)	1,644	1,766,593
Norfolk Southern Corp., 3.65%, 08/01/25 (Call 06/01/25)(a)	1,002	1,081,288
Ryder System Inc. 3.35%, 09/01/25 (Call 08/01/25)	1,550	1,653,881
4.63%, 06/01/25 (Call 05/01/25)	911	1,007,703
Union Pacific Corp. 3.25%, 01/15/25 (Call 10/15/24)	1,014	1,075,854
3.25%, 08/15/25 (Call 05/15/25)	1,372	1,467,148
3.75%, 07/15/25 (Call 05/15/25)(a)	1,459	1,586,254

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Transportation (continued)
United Parcel Service Inc., 3.90%, 04/01/25 (Call 03/01/25)	$3,307	$3,597,322

		17,796,299

Trucking & Leasing — 0.1%
GATX Corp., 3.25%, 03/30/25 (Call 12/30/24)(a)	695	733,621

Water — 0.1%
American Water Capital Corp., 3.40%, 03/01/25 (Call 12/01/24)	1,447	1,548,333

Total Corporate Bonds & Notes — 98.7% (Cost: $1,218,624,280)		1,239,581,653

Short-Term Investments

Money Market Funds — 5.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	60,569	60,598,916
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	11,130	11,130,000

		71,728,916

Total Short-Term Investments — 5.7% (Cost: $71,708,802)		71,728,916

Total Investments in Securities — 104.4% (Cost: $1,290,333,082)		1,311,310,569

Other Assets, Less Liabilities — (4.4)%		(55,180,094)

Net Assets — 100.0%		$1,256,130,475

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$34,456,574	$26,151,053	(a)	$—	$(7,832)	$(879)	$60,598,916	60,569	$94,115	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,230,000	6,900,000	(a)	—	—	—	11,130,000	11,130	810		—

					$(7,832)	$(879)	$71,728,916		$94,925		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Corporate ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$1,239,581,653	$—	$1,239,581,653
Money Market Funds	71,728,916	—	—	71,728,916

	$71,728,916	$1,239,581,653	$—	$1,311,310,569

See notes to financial statements.

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.4%
Omnicom Group Inc./Omnicom Capital Inc., 3.60%, 04/15/26 (Call 01/15/26)	$3,171	$3,427,217

Aerospace & Defense — 2.4%
Boeing Co. (The)
2.20%, 02/04/26 (Call 02/04/23)	5,505	5,518,377
2.25%, 06/15/26 (Call 03/15/26)(a)	1,030	1,040,424
2.75%, 02/01/26 (Call 01/01/26)	3,910	4,036,645
3.10%, 05/01/26 (Call 03/01/26)(a)	1,001	1,047,306
General Dynamics Corp.
1.15%, 06/01/26 (Call 05/01/26)(a)	630	628,331
2.13%, 08/15/26 (Call 05/15/26)	830	857,747
L3Harris Technologies Inc., 3.85%, 12/15/26 (Call 09/15/26)	1,305	1,432,446
Lockheed Martin Corp., 3.55%, 01/15/26 (Call 10/15/25)	3,668	3,993,792
Raytheon Technologies Corp., 2.65%, 11/01/26 (Call 08/01/26)	824	865,414
Teledyne Technologies Inc., 1.60%, 04/01/26 (Call 03/01/26)	1,010	1,008,222

		20,428,704

Agriculture — 1.7%
Altria Group Inc.
2.63%, 09/16/26 (Call 06/16/26)(a)	1,311	1,361,683
4.40%, 02/14/26 (Call 12/14/25)	1,740	1,930,252
Archer-Daniels-Midland Co., 2.50%, 08/11/26 (Call 05/11/26)	2,046	2,153,497
BAT Capital Corp., 3.22%, 09/06/26 (Call 07/06/26)	2,356	2,476,391
BAT International Finance PLC, 1.67%, 03/25/26 (Call 02/25/26)	2,098	2,073,894
Bunge Ltd. Finance Corp., 3.25%, 08/15/26 (Call 05/15/26)(a)	1,935	2,062,633
Philip Morris International Inc.
0.88%, 05/01/26 (Call 04/01/26)	1,505	1,462,183
2.75%, 02/25/26 (Call 11/25/25)	1,410	1,482,502

		15,003,035

Airlines — 0.3%
Southwest Airlines Co., 3.00%, 11/15/26 (Call 08/15/26)	1,361	1,435,433
United Airlines Pass Through Trust
Series 2014-1, Class A, 4.00%, 04/11/26	164	172,829
Series 2014-2, Class A, 3.75%, 03/03/28	547	572,520
Series 2020-1, Class B, 4.88%, 07/15/27	507	535,077

		2,715,859

Apparel — 0.2%
NIKE Inc., 2.38%, 11/01/26 (Call 08/01/26)(a)	2,012	2,111,634

Auto Manufacturers — 1.4%
American Honda Finance Corp.
1.30%, 09/09/26(a)	720	714,521
2.30%, 09/09/26(a)	1,119	1,161,231
General Motors Financial Co. Inc.
1.25%, 01/08/26 (Call 12/08/25)	1,495	1,464,457
1.50%, 06/10/26 (Call 05/10/26)(a)	125	122,998
4.00%, 10/06/26 (Call 07/06/26)(a)	2,087	2,274,893
5.25%, 03/01/26 (Call 12/01/25)	1,790	2,025,421
PACCAR Financial Corp., 1.10%, 05/11/26	520	515,112
Toyota Motor Corp., 1.34%, 03/25/26 (Call 02/25/26)	1,529	1,525,590
Toyota Motor Credit Corp.
0.80%, 01/09/26	1,079	1,054,107
1.13%, 06/18/26(a)	780	769,088

		11,627,418

Auto Parts & Equipment — 0.1%
Aptiv PLC, 4.25%, 01/15/26 (Call 10/15/25)	475	525,269

Security	Par (000)	Value

Banks — 24.1%
Banco Santander SA, 1.85%, 03/25/26	$667	$667,954
Bank of America Corp.
3.50%, 04/19/26(a)	4,357	4,703,425
4.25%, 10/22/26	4,066	4,499,842
4.45%, 03/03/26	3,654	4,048,961
6.22%, 09/15/26	150	179,679
Bank of Montreal, 1.25%, 09/15/26(a)	2,365	2,320,491
Bank of New York Mellon Corp. (The)
0.75%, 01/28/26 (Call 12/28/25)	319	312,301
1.05%, 10/15/26 (Call 09/15/26)	702	687,799
2.45%, 08/17/26 (Call 05/17/26)	2,070	2,162,053
2.80%, 05/04/26 (Call 02/04/26)	1,650	1,746,162
Bank of Nova Scotia (The)
1.05%, 03/02/26	850	832,422
1.30%, 09/15/26 (Call 06/15/26)	1,715	1,685,965
1.35%, 06/24/26(a)	435	431,468
2.70%, 08/03/26	2,612	2,742,574
Barclays PLC
4.38%, 01/12/26	4,153	4,573,533
5.20%, 05/12/26	3,322	3,760,836
BPCE SA, 3.38%, 12/02/26	1,194	1,289,269
Canadian Imperial Bank of Commerce, 1.25%, 06/22/26	1,470	1,441,276
Citigroup Inc.
3.20%, 10/21/26 (Call 07/21/26)	5,012	5,328,558
3.40%, 05/01/26	2,809	3,025,237
3.70%, 01/12/26	1,381	1,498,109
4.30%, 11/20/26	1,977	2,193,185
4.60%, 03/09/26(a)	2,523	2,813,776
Citizens Bank N.A./Providence RI, 3.75%, 02/18/26 (Call 11/18/25)(a)	1,162	1,268,242
Citizens Financial Group Inc., 2.85%, 07/27/26 (Call 04/27/26)	1,262	1,328,583
Cooperatieve Rabobank U.A., 3.75%, 07/21/26	3,225	3,505,575
Credit Suisse AG/New York NY, 1.25%, 08/07/26	2,500	2,441,325
Credit Suisse Group AG, 4.55%, 04/17/26	3,406	3,785,292
Deutsche Bank AG, 4.10%, 01/13/26	667	721,274
Deutsche Bank AG/New York NY
1.69%, 03/19/26(a)	1,380	1,375,142
4.10%, 01/13/26	365	394,226
Discover Bank
3.45%, 07/27/26 (Call 04/27/26)	1,824	1,956,331
4.25%, 03/13/26	690	761,222
Fifth Third Bank NA, 3.85%, 03/15/26 (Call 02/15/26)	1,863	2,031,266
Goldman Sachs Group Inc. (The)
3.50%, 11/16/26 (Call 11/16/25)	5,441	5,828,617
3.75%, 02/25/26 (Call 11/25/25)	3,061	3,316,440
HSBC Holdings PLC
3.90%, 05/25/26	3,815	4,143,319
4.30%, 03/08/26	4,023	4,427,191
4.38%, 11/23/26	2,816	3,097,065
JPMorgan Chase & Co.
2.95%, 10/01/26 (Call 07/01/26)(a)	4,472	4,731,242
3.20%, 06/15/26 (Call 03/15/26)(a)	2,599	2,773,731
3.30%, 04/01/26 (Call 01/01/26)(a)	3,305	3,533,541
4.13%, 12/15/26	3,775	4,183,077
7.63%, 10/15/26	1,312	1,671,790
KeyBank N.A./Cleveland OH, 3.40%, 05/20/26	1,605	1,725,247
Lloyds Banking Group PLC, 4.65%, 03/24/26	3,379	3,759,002
Mitsubishi UFJ Financial Group Inc.
2.76%, 09/13/26	2,063	2,157,547

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.85%, 03/01/26	$3,930	$4,292,896
Mizuho Financial Group Inc., 2.84%, 09/13/26	2,237	2,354,577
Morgan Stanley
3.13%, 07/27/26	4,787	5,084,656
3.88%, 01/27/26	5,510	6,014,440
4.35%, 09/08/26	3,685	4,093,593
6.25%, 08/09/26	1,548	1,861,485
National Australia Bank Ltd./New York
2.50%, 07/12/26(a)	2,083	2,183,005
3.38%, 01/14/26(a)	1,999	2,164,777
Natwest Group PLC, 4.80%, 04/05/26	2,846	3,194,094
PNC Financial Services Group Inc. (The)
1.15%, 08/13/26 (Call 07/13/26)(a)	1,216	1,204,752
2.60%, 07/23/26 (Call 05/23/26)(a)	2,421	2,544,035
Royal Bank of Canada
0.88%, 01/20/26	95	92,692
1.15%, 07/14/26	500	491,260
1.20%, 04/27/26	2,425	2,390,007
1.40%, 11/02/26	700	691,600
4.65%, 01/27/26	1,884	2,111,342
Santander Holdings USA Inc., 3.24%, 10/05/26 (Call 08/05/26)	1,955	2,060,394
State Street Corp., 2.65%, 05/19/26	1,946	2,059,335
Sumitomo Mitsui Financial Group Inc.
0.95%, 01/12/26	654	637,074
1.40%, 09/17/26(a)	2,312	2,267,679
2.63%, 07/14/26	3,640	3,780,031
3.01%, 10/19/26(a)	1,732	1,834,898
3.78%, 03/09/26	2,523	2,747,269
Toronto-Dominion Bank (The)
0.75%, 01/06/26(a)	407	396,564
1.20%, 06/03/26	510	503,467
1.25%, 09/10/26	2,355	2,311,480
Truist Bank
3.30%, 05/15/26 (Call 04/15/26)	1,999	2,151,404
3.80%, 10/30/26 (Call 09/30/26)	1,473	1,617,487
U.S. Bancorp
3.10%, 04/27/26 (Call 03/27/26)	2,054	2,190,611
Series V, 2.38%, 07/22/26 (Call 06/22/26)	3,035	3,170,422
Wachovia Corp., 7.57%, 08/01/26(b)	670	839,336
Wells Fargo & Co.
3.00%, 04/22/26(a)	4,903	5,188,698
3.00%, 10/23/26	5,497	5,804,722
4.10%, 06/03/26	3,721	4,080,039
Westpac Banking Corp.
1.15%, 06/03/26	245	242,060
2.70%, 08/19/26	1,972	2,084,976
2.85%, 05/13/26(a)	2,830	3,005,913

		207,604,232

Beverages — 2.0%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc., 3.65%, 02/01/26 (Call 11/01/25)(a)	4,932	5,360,443
Anheuser-Busch InBev Finance Inc., 3.65%, 02/01/26 (Call 11/01/25)	2,419	2,620,914
Constellation Brands Inc., 3.70%, 12/06/26 (Call 09/06/26)	1,319	1,442,960
Keurig Dr Pepper Inc., 2.55%, 09/15/26 (Call 06/15/26)	917	955,486
Molson Coors Beverage Co., 3.00%, 07/15/26 (Call 04/15/26)(a)	3,016	3,195,995

Security	Par (000)	Value

Beverages (continued)
PepsiCo Inc.
2.38%, 10/06/26 (Call 07/06/26)(a)	$1,585	$1,661,492
2.85%, 02/24/26 (Call 11/24/25)(a)	1,801	1,915,543

		17,152,833

Biotechnology — 0.9%
Amgen Inc., 2.60%, 08/19/26 (Call 05/19/26)(a)	2,640	2,757,216
Gilead Sciences Inc., 3.65%, 03/01/26 (Call 12/01/25)	4,771	5,169,379

		7,926,595

Building Materials — 0.3%
Johnson Controls International PLC, 3.90%, 02/14/26 (Call 11/14/25)	1,024	1,117,010
Owens Corning, 3.40%, 08/15/26 (Call 05/15/26)(a)	1,062	1,134,619

		2,251,629

Chemicals — 1.2%
Celanese U.S. Holdings LLC, 1.40%, 08/05/26 (Call 07/05/26)	102	100,207
Dow Chemical Co. (The), 3.63%, 05/15/26 (Call 03/15/26)	1,705	1,847,896
Ecolab Inc., 2.70%, 11/01/26 (Call 08/01/26)(a)	997	1,052,752
FMC Corp., 3.20%, 10/01/26 (Call 08/01/26)	1,577	1,674,191
Linde Inc./CT, 3.20%, 01/30/26 (Call 10/30/25)	1,301	1,396,584
Nutrien Ltd., 4.00%, 12/15/26 (Call 09/15/26)	1,246	1,378,749
PPG Industries Inc., 1.20%, 03/15/26 (Call 02/15/26)	425	417,639
Sherwin-Williams Co. (The), 3.95%, 01/15/26 (Call 10/15/25)	510	558,664
Westlake Chemical Corp., 3.60%, 08/15/26 (Call 05/15/26)	1,448	1,582,490

		10,009,172

Commercial Services — 0.9%
Global Payments Inc.
1.20%, 03/01/26 (Call 02/01/26)	2,790	2,724,686
4.80%, 04/01/26 (Call 01/01/26)	1,439	1,610,299
GXO Logistics Inc., 1.65%, 07/15/26 (Call 06/15/26)(c)	138	135,615
PayPal Holdings Inc., 2.65%, 10/01/26 (Call 08/01/26)(a)	2,939	3,102,526

		7,573,126

Computers — 4.3%
Apple Inc.
0.70%, 02/08/26 (Call 01/08/26)(a)	1,933	1,892,910
2.05%, 09/11/26 (Call 07/11/26)	3,387	3,488,474
2.45%, 08/04/26 (Call 05/04/26)	3,077	3,225,711
3.25%, 02/23/26 (Call 11/23/25)	4,259	4,588,263
CGI Inc., 1.45%, 09/14/26 (Call 08/14/26)(c)	155	151,729
Dell International LLC/EMC Corp.
4.90%, 10/01/26 (Call 08/01/26)(a)	2,963	3,378,235
6.02%, 06/15/26 (Call 03/15/26)	7,669	9,032,702
DXC Technology Co., 1.80%, 09/15/26 (Call 08/15/26)	95	93,608
Fortinet Inc., 1.00%, 03/15/26 (Call 02/15/26)	225	219,301
Genpact Luxembourg SARL/Genpact USA Inc., 1.75%, 04/10/26 (Call 03/10/26)	170	169,871
Hewlett Packard Enterprise Co., 1.75%, 04/01/26 (Call 03/01/26)(a)	1,429	1,437,188
HP Inc., 1.45%, 06/17/26 (Call 05/17/26)(c)	215	212,074
International Business Machines Corp.
3.30%, 05/15/26	5,400	5,825,952
3.45%, 02/19/26(a)	2,315	2,504,946
Kyndryl Holdings Inc., 2.05%, 10/15/26 (Call 09/15/26)(c)	500	494,835

		36,715,799

Cosmetics & Personal Care — 0.6%
Procter & Gamble Co. (The)
1.00%, 04/23/26	539	534,284
2.45%, 11/03/26	1,598	1,685,123
2.70%, 02/02/26(a)	920	976,350

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Cosmetics & Personal Care (continued)
Unilever Capital Corp., 2.00%, 07/28/26	$1,481	$1,525,104

		4,720,861

Diversified Financial Services — 3.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.75%, 01/30/26 (Call 12/30/25)(a)	1,868	1,840,130
2.45%, 10/29/26 (Call 09/29/26)	2,660	2,685,935
4.45%, 04/03/26 (Call 02/03/26)	890	970,376
Air Lease Corp.
1.88%, 08/15/26 (Call 07/15/26)	670	662,804
2.88%, 01/15/26 (Call 12/15/25)	2,037	2,103,467
3.75%, 06/01/26 (Call 04/01/26)	2,087	2,233,549
Aircastle Ltd., 4.25%, 06/15/26 (Call 04/15/26)	1,271	1,377,701
American Express Co., 3.13%, 05/20/26 (Call 04/20/26)(a)	2,142	2,297,295
Ameriprise Financial Inc., 2.88%, 09/15/26 (Call 06/15/26)	1,115	1,181,030
Blackstone Private Credit Fund, 2.63%, 12/15/26 (Call 11/15/26)(c)	1,485	1,456,651
Brookfield Finance Inc., 4.25%, 06/02/26 (Call 03/02/26)(a)	1,130	1,251,972
Capital One Financial Corp., 3.75%, 07/28/26 (Call 06/28/26)(a)	2,907	3,142,438
Charles Schwab Corp. (The)
0.90%, 03/11/26 (Call 02/11/26)	1,854	1,819,256
1.15%, 05/13/26 (Call 04/13/26)(a)	1,015	1,005,256
3.45%, 02/13/26 (Call 11/13/25)	595	644,992
Discover Financial Services, 4.50%, 01/30/26 (Call 11/30/25)	1,181	1,308,383
Invesco Finance PLC, 3.75%, 01/15/26(a)	657	714,238
Legg Mason Inc., 4.75%, 03/15/26	925	1,048,515
Mastercard Inc., 2.95%, 11/21/26 (Call 08/21/26)(a)	1,629	1,745,180
Nasdaq Inc., 3.85%, 06/30/26 (Call 03/30/26)	1,327	1,457,895
Nomura Holdings Inc., 1.65%, 07/14/26	700	689,080
Synchrony Financial, 3.70%, 08/04/26 (Call 05/04/26)	1,351	1,447,570
Western Union Co. (The), 1.35%, 03/15/26 (Call 02/15/26)(a)	485	474,912

		33,558,625

Electric — 5.3%
AEP Transmission Co. LLC, 3.10%, 12/01/26 (Call 09/01/26)	555	594,361
AES Corp. (The), 1.38%, 01/15/26 (Call 12/15/25)	655	642,228
Ameren Corp., 3.65%, 02/15/26 (Call 11/15/25)	531	572,131
Baltimore Gas & Electric Co., 2.40%, 08/15/26 (Call 05/15/26)(a)	271	280,965
Black Hills Corp., 3.95%, 01/15/26 (Call 07/15/25)(a)	235	254,192
CenterPoint Energy Houston Electric LLC, Series Z, 2.40%, 09/01/26 (Call 06/01/26)	131	136,260
CenterPoint Energy Inc., 1.45%, 06/01/26 (Call 05/01/26)	270	267,187
Cleco Corporate Holdings LLC, 3.74%, 05/01/26 (Call 02/01/26)(a)	872	941,873
CMS Energy Corp., 3.00%, 05/15/26 (Call 02/15/26)	776	821,365
Commonwealth Edison Co., 2.55%, 06/15/26 (Call 03/15/26)	1,165	1,221,922
Dominion Energy Inc.
Series A, 1.45%, 04/15/26 (Call 03/15/26)	325	322,572
Series D, 2.85%, 08/15/26 (Call 05/15/26)	688	724,402
DTE Energy Co., 2.85%, 10/01/26 (Call 07/01/26)	1,316	1,381,418
Duke Energy Carolinas LLC, 2.95%, 12/01/26 (Call 09/01/26)(a)	1,129	1,205,072
Duke Energy Corp., 2.65%, 09/01/26 (Call 06/01/26)(a)	2,716	2,837,161
Emera U.S. Finance LP, 3.55%, 06/15/26 (Call 03/15/26)	1,721	1,846,633
Enel Americas SA, 4.00%, 10/25/26 (Call 07/25/26)(a)	895	955,663
Entergy Arkansas LLC, 3.50%, 04/01/26 (Call 01/01/26)(a)	853	923,901
Entergy Corp., 2.95%, 09/01/26 (Call 06/01/26)(a)	1,723	1,816,576
Entergy Louisiana LLC, 2.40%, 10/01/26 (Call 07/01/26)	805	829,713
Evergy Kansas Central Inc., 2.55%, 07/01/26 (Call 04/01/26)	265	276,313
Eversource Energy, Series U, 1.40%, 08/15/26 (Call 07/15/26)	655	646,767

Security	Par (000)	Value

Electric (continued)
Exelon Corp., 3.40%, 04/15/26 (Call 01/15/26)	$1,807	$1,936,146
Fortis Inc./Canada, 3.06%, 10/04/26 (Call 07/04/26)	2,294	2,414,733
Georgia Power Co., 3.25%, 04/01/26 (Call 01/01/26)(a)	452	482,759
ITC Holdings Corp., 3.25%, 06/30/26 (Call 03/30/26)	915	977,083
National Rural Utilities Cooperative Finance Corp., 1.00%, 06/15/26 (Call 05/15/26)	460	452,203
NextEra Energy Capital Holdings Inc., 3.25%, 04/01/26 (Call 02/01/26)	938	1,001,193
Pacific Gas and Electric Co.
2.95%, 03/01/26 (Call 12/01/25)	806	824,441
3.15%, 01/01/26	3,266	3,362,935
PPL Capital Funding Inc., 3.10%, 05/15/26 (Call 02/15/26)(a)	1,853	1,956,657
Public Service Electric & Gas Co., 2.25%, 09/15/26 (Call 06/15/26)	898	928,792
Public Service Electric and Gas Co., 0.95%, 03/15/26 (Call 02/15/26)(a)	814	803,304
San Diego Gas & Electric Co., 2.50%, 05/15/26 (Call 02/15/26)(a)	1,130	1,178,127
Sierra Pacific Power Co., 2.60%, 05/01/26 (Call 02/01/26)	1,341	1,401,881
Southern California Edison Co., Series 2020-C, 1.20%, 02/01/26 (Call 01/01/26)	676	666,090
Southern Co. (The), 3.25%, 07/01/26 (Call 04/01/26)(a)	2,622	2,796,415
Southern Power Co., 0.90%, 01/15/26 (Call 12/15/25)	293	285,133
Southwestern Electric Power Co.
Series K, 2.75%, 10/01/26 (Call 07/01/26)	902	942,707
Series N, 1.65%, 03/15/26 (Call 02/15/26)	970	970,427
Virginia Electric & Power Co.
Series A, 3.15%, 01/15/26 (Call 10/15/25)	435	464,067
Series B, 2.95%, 11/15/26 (Call 08/15/26)(a)	1,245	1,322,875
Xcel Energy Inc., 3.35%, 12/01/26 (Call 06/01/26)	1,010	1,083,124

		45,749,767

Electrical Components & Equipment — 0.2%
Emerson Electric Co., 0.88%, 10/15/26 (Call 09/15/26)(a)	1,348	1,309,218

Electronics — 1.2%
Agilent Technologies Inc., 3.05%, 09/22/26 (Call 06/22/26)	607	645,302
Avnet Inc., 4.63%, 04/15/26 (Call 01/15/26)(a)	1,078	1,190,090
Flex Ltd., 3.75%, 02/01/26 (Call 01/01/26)	885	949,269
Fortive Corp., 3.15%, 06/15/26 (Call 03/15/26)	1,852	1,975,454
Honeywell International Inc., 2.50%, 11/01/26 (Call 08/01/26)(a)	2,593	2,728,614
Hubbell Inc., 3.35%, 03/01/26 (Call 12/01/25)(a)	690	736,472
Jabil Inc., 1.70%, 04/15/26 (Call 03/15/26)	970	964,151
SYNNEX Corp., 1.75%, 08/09/26 (Call 07/09/26)(c)	105	102,933
Tyco Electronics Group SA, 3.70%, 02/15/26 (Call 11/15/25)	25	27,052
Vontier Corp., 1.80%, 04/01/26 (Call 03/01/26)(a)(c)	1,070	1,056,079

		10,375,416

Environmental Control — 0.2%
Republic Services Inc., 2.90%, 07/01/26 (Call 04/01/26)	1,509	1,591,995

Food — 1.5%
Bestfoods, Series E, 7.25%, 12/15/26	45	57,752
Flowers Foods Inc., 3.50%, 10/01/26 (Call 07/01/26)(a)	355	382,669
Hershey Co. (The), 2.30%, 08/15/26 (Call 05/15/26)(a)	726	755,897
Ingredion Inc., 3.20%, 10/01/26 (Call 07/01/26)(a)	1,323	1,413,612
Kellogg Co., 3.25%, 04/01/26	1,582	1,696,695
Kroger Co. (The)
2.65%, 10/15/26 (Call 07/15/26)	1,520	1,591,668
3.50%, 02/01/26 (Call 11/01/25)(a)	1,511	1,639,465
McCormick & Co. Inc./MD, 0.90%, 02/15/26 (Call 01/15/26)	483	469,563
Mondelez International Inc., 3.63%, 02/13/26 (Call 12/13/25)(a)	1,370	1,485,971

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Sysco Corp., 3.30%, 07/15/26 (Call 04/15/26)	$2,246	$2,405,174
Tyson Foods Inc., 4.00%, 03/01/26 (Call 01/01/26)	1,263	1,386,660

		13,285,126

Gas — 0.4%
National Fuel Gas Co., 5.50%, 01/15/26 (Call 12/15/25)	1,372	1,565,767
Southern California Gas Co., Series TT, 2.60%, 06/15/26 (Call 03/15/26)	1,070	1,120,055
Southern Co. Gas Capital Corp., 3.25%, 06/15/26 (Call 03/15/26)(a)	685	730,155

		3,415,977

Hand & Machine Tools — 0.1%
Stanley Black & Decker Inc., 3.40%, 03/01/26 (Call 01/01/26)	1,100	1,189,650

Health Care - Products — 1.4%
Abbott Laboratories, 3.75%, 11/30/26 (Call 08/30/26)(a)	2,945	3,259,349
Baxter International Inc., 2.60%, 08/15/26 (Call 05/15/26)(a)	1,120	1,170,490
Boston Scientific Corp., 3.75%, 03/01/26 (Call 01/01/26)	1,461	1,587,552
Stryker Corp., 3.50%, 03/15/26 (Call 12/15/25)	2,245	2,424,824
Thermo Fisher Scientific Inc., 2.95%, 09/19/26 (Call 06/19/26)	2,021	2,148,727
Zimmer Biomet Holdings Inc., 3.05%, 01/15/26 (Call 12/15/25)	1,571	1,659,856

		12,250,798

Health Care - Services — 1.1%
Anthem Inc., 1.50%, 03/15/26 (Call 02/15/26)	1,205	1,204,265
HCA Inc., 5.25%, 06/15/26 (Call 12/15/25)	2,632	2,986,004
Providence St Joseph Health Obligated Group, Series H, 2.75%, 10/01/26 (Call 07/01/26)	195	205,068
Quest Diagnostics Inc., 3.45%, 06/01/26 (Call 03/01/26)(a)	1,518	1,636,602
UnitedHealth Group Inc.
1.15%, 05/15/26 (Call 04/15/26)(a)	250	247,630
1.25%, 01/15/26(a)	827	825,222
3.10%, 03/15/26	1,280	1,374,067
Universal Health Services Inc., 1.65%, 09/01/26 (Call 08/01/26)(c)	675	664,004

		9,142,862

Holding Companies - Diversified — 1.9%
Ares Capital Corp.
2.15%, 07/15/26 (Call 06/15/26)	1,729	1,712,367
3.88%, 01/15/26 (Call 12/15/25)	2,160	2,291,523
Bain Capital Specialty Finance Inc., 2.95%, 03/10/26 (Call 02/10/26)(a)	200	201,856
Blackstone Secured Lending Fund
2.75%, 09/16/26 (Call 08/19/26)	1,100	1,110,098
3.63%, 01/15/26 (Call 12/15/25)(a)	1,087	1,137,893
FS KKR Capital Corp., 3.40%, 01/15/26 (Call 12/15/25)	1,963	2,017,944
Goldman Sachs BDC Inc., 2.88%, 01/15/26 (Call 12/15/25)	753	769,566
Golub Capital BDC Inc., 2.50%, 08/24/26 (Call 07/24/26)	935	928,689
Main Street Capital Corp., 3.00%, 07/14/26 (Call 06/14/26)(a)	1,355	1,368,564
Owl Rock Capital Corp.
3.40%, 07/15/26 (Call 06/15/26)	1,880	1,932,452
4.25%, 01/15/26 (Call 12/15/25)	892	947,045
Prospect Capital Corp.
3.36%, 11/15/26 (Call 10/15/26)	465	464,563
3.71%, 01/22/26 (Call 12/22/25)	683	694,256
Sixth Street Specialty Lending Inc., 2.50%, 08/01/26 (Call 07/01/26)(a)	951	955,108

		16,531,924

Home Builders — 0.3%
DR Horton Inc., 1.30%, 10/15/26 (Call 09/15/26)	210	205,500

Security	Par (000)	Value

Home Builders (continued)
Lennar Corp., 5.25%, 06/01/26 (Call 12/01/25)	$1,018	$1,157,670
PulteGroup Inc., 5.50%, 03/01/26 (Call 12/01/25)	1,150	1,321,752

		2,684,922

Household Products & Wares — 0.2%
Kimberly-Clark Corp., 2.75%, 02/15/26	1,253	1,333,518

Insurance — 3.4%
Aflac Inc.
1.13%, 03/15/26 (Call 02/15/26)	767	759,514
2.88%, 10/15/26 (Call 07/15/26)	982	1,048,138
Allstate Corp. (The), 3.28%, 12/15/26 (Call 09/15/26)	1,078	1,166,137
American Financial Group Inc./OH, 3.50%, 08/15/26 (Call 05/15/26)	936	1,008,727
American International Group Inc., 3.90%, 04/01/26 (Call 01/01/26)	2,808	3,082,426
Arch Capital Finance LLC, 4.01%, 12/15/26 (Call 09/15/26)(a)	880	978,877
Berkshire Hathaway Inc., 3.13%, 03/15/26 (Call 12/15/25)(a)	4,906	5,280,279
Chubb INA Holdings Inc., 3.35%, 05/03/26 (Call 02/03/26)(a)	535	578,447
CNA Financial Corp., 4.50%, 03/01/26 (Call 12/01/25)	1,022	1,139,203
Hanover Insurance Group Inc. (The), 4.50%, 04/15/26 (Call 01/15/26)	721	800,505
Lincoln National Corp., 3.63%, 12/12/26 (Call 09/15/26)	765	831,478
Loews Corp., 3.75%, 04/01/26 (Call 01/01/26)	1,588	1,735,192
Manulife Financial Corp., 4.15%, 03/04/26	1,850	2,049,097
Marsh & McLennan Companies Inc., 3.75%, 03/14/26 (Call 12/14/25)	1,435	1,564,466
Munich Re America Corp., Series B, 7.45%, 12/15/26(a)	30	38,203
Old Republic International Corp., 3.88%, 08/26/26 (Call 07/26/26)(a)	887	970,999
Principal Financial Group Inc., 3.10%, 11/15/26 (Call 08/15/26)	808	859,680
Prudential Financial Inc., 1.50%, 03/10/26 (Call 02/10/26)	1,657	1,669,212
Reinsurance Group of America Inc., 3.95%, 09/15/26 (Call 06/15/26)	870	954,294
Swiss Re America Holding Corp., 7.00%, 02/15/26	186	228,293
Trinity Acquisition PLC, 4.40%, 03/15/26 (Call 12/15/25)	876	967,340
Voya Financial Inc., 3.65%, 06/15/26	1,095	1,190,046

		28,900,553

Internet — 1.4%
Alphabet Inc., 2.00%, 08/15/26 (Call 05/15/26)	4,182	4,317,120
Amazon.com Inc., 1.00%, 05/12/26 (Call 04/12/26)(a)	915	906,646
Baidu Inc., 1.72%, 04/09/26 (Call 03/09/26)	455	450,250
Booking Holdings Inc., 3.60%, 06/01/26 (Call 03/01/26)(a)	2,268	2,467,380
eBay Inc., 1.40%, 05/10/26 (Call 04/10/26)	1,250	1,238,800
Expedia Group Inc., 5.00%, 02/15/26 (Call 11/15/25)(a)	1,377	1,545,834
JD.com Inc., 3.88%, 04/29/26(a)	823	882,626

		11,808,656

Iron & Steel — 0.6%
ArcelorMittal SA, 4.55%, 03/11/26	740	812,764
Steel Dynamics Inc., 5.00%, 12/15/26 (Call 12/15/21)	1,120	1,154,014
Vale Overseas Ltd., 6.25%, 08/10/26(a)	2,942	3,414,780

		5,381,558

Lodging — 0.7%
Hyatt Hotels Corp., 4.85%, 03/15/26 (Call 12/15/25)	974	1,073,728
Las Vegas Sands Corp., 3.50%, 08/18/26 (Call 06/18/26)	1,767	1,806,934
Marriott International Inc./MD, Series R, 3.13%, 06/15/26 (Call 03/15/26)(a)	1,953	2,067,407
Sands China Ltd., 3.80%, 01/08/26 (Call 12/08/25)	815	819,425
		5,767,494

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery — 1.0%
Caterpillar Financial Services Corp.
0.90%, 03/02/26	$523	$514,182
1.15%, 09/14/26	275	271,499
2.40%, 08/09/26(a)	800	836,936
CNH Industrial Capital LLC
1.45%, 07/15/26 (Call 06/15/26)	365	359,602
1.88%, 01/15/26 (Call 12/15/25)	645	649,457
John Deere Capital Corp.
0.70%, 01/15/26(a)	391	381,260
1.05%, 06/17/26	877	864,126
2.25%, 09/14/26	1,411	1,464,562
2.65%, 06/10/26(a)	557	590,013
Westinghouse Air Brake Technologies Corp., 3.45%, 11/15/26 (Call 08/15/26)(a)	1,514	1,609,972
Xylem Inc./NY, 3.25%, 11/01/26 (Call 08/01/26)	1,275	1,369,325

		8,910,934

Manufacturing — 0.6%
3M Co., 2.25%, 09/19/26 (Call 06/19/26)	1,311	1,361,356
General Electric Co., 5.55%, 01/05/26	485	564,181
Illinois Tool Works Inc., 2.65%, 11/15/26 (Call 08/15/26)	1,999	2,116,181
Textron Inc., 4.00%, 03/15/26 (Call 12/15/25)(a)	642	703,080
Trane Technologies Luxembourg Finance SA, 3.50%, 03/21/26 (Call 01/21/26)	734	789,292

		5,534,090

Media — 1.8%
Comcast Corp., 3.15%, 03/01/26 (Call 12/01/25)(a)	3,551	3,802,233
Discovery Communications LLC, 4.90%, 03/11/26 (Call 12/11/25)	1,667	1,879,226
Grupo Televisa SAB, 4.63%, 01/30/26 (Call 10/30/25)	680	743,920
TCI Communications Inc., 7.88%, 02/15/26	739	934,096
Thomson Reuters Corp., 3.35%, 05/15/26 (Call 02/15/26)	1,084	1,159,490
TWDC Enterprises 18 Corp.
1.85%, 07/30/26(a)	1,551	1,575,118
3.00%, 02/13/26	991	1,055,266
ViacomCBS Inc., 4.00%, 01/15/26 (Call 10/15/25)	1,618	1,763,685
Walt Disney Co. (The)
1.75%, 01/13/26	1,572	1,594,621
3.38%, 11/15/26 (Call 08/15/26)	1,176	1,277,606

		15,785,261

Mining — 0.0%
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	105	126,049

Oil & Gas — 3.8%
BP Capital Markets America Inc.
3.12%, 05/04/26 (Call 02/04/26)	2,005	2,144,408
3.41%, 02/11/26 (Call 12/11/25)	1,493	1,610,887
Chevron Corp., 2.95%, 05/16/26 (Call 02/16/26)	3,643	3,885,842
ConocoPhillips Co., 4.95%, 03/15/26 (Call 12/15/25)	2,209	2,511,213
Diamondback Energy Inc., 3.25%, 12/01/26 (Call 10/01/26)(a)	1,269	1,342,018
EOG Resources Inc., 4.15%, 01/15/26 (Call 10/15/25)(a)	1,736	1,917,985
Exxon Mobil Corp.
2.28%, 08/16/26 (Call 06/16/26)(a)	2,172	2,258,467
3.04%, 03/01/26 (Call 12/01/25)(a)	4,057	4,331,375
HollyFrontier Corp., 5.88%, 04/01/26 (Call 01/01/26)	1,755	2,001,227
Marathon Petroleum Corp., 5.13%, 12/15/26 (Call 09/15/26)	1,337	1,538,847
Phillips 66, 1.30%, 02/15/26 (Call 01/15/26)(a)	601	591,907
Pioneer Natural Resources Co.
1.13%, 01/15/26 (Call 12/15/25)(a)	244	238,979
4.45%, 01/15/26 (Call 10/15/25)(a)	1,140	1,259,825

Security	Par (000)	Value

Oil & Gas (continued)
Shell International Finance BV
2.50%, 09/12/26(a)	$1,875	$1,970,550
2.88%, 05/10/26	2,541	2,707,995
Valero Energy Corp., 3.40%, 09/15/26 (Call 06/15/26)	2,032	2,172,899

		32,484,424

Packaging & Containers — 0.6%
Amcor Finance USA Inc., 3.63%, 04/28/26 (Call 01/28/26)(a)	1,532	1,653,947
Berry Global Inc., 1.57%, 01/15/26 (Call 12/15/25)	1,881	1,861,607
WRKCo Inc., 4.65%, 03/15/26 (Call 01/15/26)(a)	1,676	1,886,472

		5,402,026

Pharmaceuticals — 4.9%
AbbVie Inc.
2.95%, 11/21/26 (Call 09/21/26)(a)	6,201	6,555,635
3.20%, 05/14/26 (Call 02/14/26)	2,613	2,783,551
Astrazeneca Finance LLC, 1.20%, 05/28/26 (Call 04/28/26)(a)	130	128,892
AstraZeneca PLC, 0.70%, 04/08/26 (Call 03/08/26)	1,847	1,791,516
Bristol-Myers Squibb Co., 3.20%, 06/15/26 (Call 04/15/26)	3,692	3,987,803
Cigna Corp.
1.25%, 03/15/26 (Call 02/15/26)(a)	1,070	1,058,284
4.50%, 02/25/26 (Call 11/27/25)	2,211	2,461,971
CVS Health Corp.
2.88%, 06/01/26 (Call 03/01/26)(a)	2,548	2,681,566
3.00%, 08/15/26 (Call 06/15/26)(a)	1,691	1,794,743
Johnson & Johnson, 2.45%, 03/01/26 (Call 12/01/25)	3,696	3,879,728
McKesson Corp., 1.30%, 08/15/26 (Call 07/15/26)	480	470,779
Merck & Co. Inc., 0.75%, 02/24/26 (Call 01/24/26)(a)	754	738,573
Pfizer Inc.
2.75%, 06/03/26(a)	2,886	3,072,407
3.00%, 12/15/26(a)	2,361	2,549,313
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26 (Call 06/23/26)	4,572	4,863,877
Utah Acquisition Sub Inc., 3.95%, 06/15/26 (Call 03/15/26)	3,387	3,684,480

		42,503,118

Pipelines — 2.9%
Boardwalk Pipelines LP, 5.95%, 06/01/26 (Call 03/01/26)	510	592,375
Enbridge Inc.
1.60%, 10/04/26 (Call 09/04/26)	505	501,995
4.25%, 12/01/26 (Call 09/01/26)	1,912	2,127,559
Energy Transfer LP
3.90%, 07/15/26 (Call 04/15/26)	980	1,059,468
4.75%, 01/15/26 (Call 10/15/25)	2,033	2,249,027
Enterprise Products Operating LLC, 3.70%, 02/15/26 (Call 11/15/25)	1,965	2,133,597
Magellan Midstream Partners LP, 5.00%, 03/01/26 (Call 12/01/25)	461	520,815
MPLX LP, 1.75%, 03/01/26 (Call 02/01/26)	2,831	2,818,997
ONEOK Inc., 5.85%, 01/15/26 (Call 12/15/25)	1,373	1,597,650
Phillips 66 Partners LP, 3.55%, 10/01/26 (Call 07/01/26)	780	836,722
Plains All American Pipeline LP/PAA Finance Corp., 4.50%, 12/15/26 (Call 09/15/26)	1,155	1,273,052
Sabine Pass Liquefaction LLC, 5.88%, 06/30/26 (Call 12/31/25)	2,399	2,784,687
Spectra Energy Partners LP, 3.38%, 10/15/26 (Call 07/15/26)	1,033	1,109,060
TransCanada PipeLines Ltd., 4.88%, 01/15/26 (Call 10/15/25)(a)	1,826	2,062,120
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26 (Call 11/01/25)	2,099	2,585,737
Valero Energy Partners LP, 4.38%, 12/15/26 (Call 09/15/26)	992	1,102,231

		25,355,092

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate — 0.2%
CBRE Services Inc., 4.88%, 03/01/26 (Call 12/01/25)	$1,496	$1,690,764

Real Estate Investment Trusts — 6.0%
Alexandria Real Estate Equities Inc.
3.80%, 04/15/26 (Call 02/15/26)	1,120	1,226,299
4.30%, 01/15/26 (Call 10/15/25)	525	580,918
American Campus Communities Operating Partnership LP, 3.30%, 07/15/26 (Call 05/15/26)	1,102	1,171,404
American Tower Corp.
1.60%, 04/15/26 (Call 03/15/26)(a)	340	338,385
3.38%, 10/15/26 (Call 07/15/26)	1,807	1,932,099
4.40%, 02/15/26 (Call 11/15/25)	1,507	1,666,923
AvalonBay Communities Inc.
2.90%, 10/15/26 (Call 07/15/26)(a)	746	792,491
2.95%, 05/11/26 (Call 02/11/26)(a)	747	793,590
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)	1,214	1,269,128
3.65%, 02/01/26 (Call 11/03/25)(a)	1,953	2,107,443
Brixmor Operating Partnership LP, 4.13%, 06/15/26 (Call 03/15/26)(a)	425	466,425
Columbia Property Trust Operating Partnership LP, 3.65%, 08/15/26 (Call 05/15/26)	524	552,081
Corporate Office Properties LP, 2.25%, 03/15/26 (Call 02/15/26)	757	768,400
Crown Castle International Corp.
1.05%, 07/15/26 (Call 06/15/26)	515	498,726
3.70%, 06/15/26 (Call 03/15/26)(a)	1,577	1,704,768
4.45%, 02/15/26 (Call 11/15/25)	1,583	1,751,447
CubeSmart LP, 3.13%, 09/01/26 (Call 06/01/26)(a)	560	591,450
Duke Realty LP, 3.25%, 06/30/26 (Call 03/30/26)	508	544,027
EPR Properties, 4.75%, 12/15/26 (Call 09/15/26)	700	760,368
Equinix Inc.
1.45%, 05/15/26 (Call 04/15/26)	1,479	1,461,607
2.90%, 11/18/26 (Call 09/18/26)	1,357	1,424,416
ERP Operating LP, 2.85%, 11/01/26 (Call 08/01/26)(a)	1,008	1,063,158
Essex Portfolio LP, 3.38%, 04/15/26 (Call 01/15/26)	907	970,163
Federal Realty Investment Trust, 1.25%, 02/15/26 (Call 01/15/26)(a)	356	352,066
GLP Capital LP/GLP Financing II Inc., 5.38%, 04/15/26 (Call 01/15/26)(a)	1,817	2,050,848
Healthcare Trust of America Holdings LP, 3.50%, 08/01/26 (Call 05/01/26)	1,367	1,464,440
Healthpeak Properties Inc., 3.25%, 07/15/26 (Call 05/15/26)	1,312	1,403,433
Host Hotels & Resorts LP, Series F, 4.50%, 02/01/26 (Call 11/01/25)	345	374,539
Kimco Realty Corp., 2.80%, 10/01/26 (Call 07/01/26)	855	897,912
Kite Realty Group LP, 4.00%, 10/01/26 (Call 07/01/26)	490	521,806
LifeStorage LP/CA, 3.50%, 07/01/26 (Call 04/01/26)(a)	942	1,016,512
Mid-America Apartments LP, 1.10%, 09/15/26 (Call 08/15/26)	55	53,611
National Retail Properties Inc., 3.60%, 12/15/26 (Call 09/15/26)	585	629,951
Office Properties Income Trust, 2.65%, 06/15/26 (Call 05/15/26)(a)	675	675,344
Omega Healthcare Investors Inc., 5.25%, 01/15/26 (Call 10/15/25)	1,026	1,152,752
Prologis LP, 3.25%, 10/01/26 (Call 07/01/26)	740	797,520
Public Storage, 0.88%, 02/15/26 (Call 01/15/26)	1,048	1,026,925
Realty Income Corp.
0.75%, 03/15/26 (Call 02/15/26)	630	610,413
4.13%, 10/15/26 (Call 07/15/26)	1,068	1,191,664
Sabra Health Care LP, 5.13%, 08/15/26 (Call 05/15/26)	1,040	1,154,338

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Simon Property Group LP
3.25%, 11/30/26 (Call 08/30/26)	$1,295	$1,389,095
3.30%, 01/15/26 (Call 10/15/25)	1,437	1,542,591
SITE Centers Corp., 4.25%, 02/01/26 (Call 11/01/25)	136	146,177
Spirit Realty LP, 4.45%, 09/15/26 (Call 06/15/26)	135	149,383
Tanger Properties LP, 3.13%, 09/01/26 (Call 06/01/26)	529	548,335
UDR Inc., 2.95%, 09/01/26 (Call 06/01/26)	1,220	1,282,330
Ventas Realty LP
3.25%, 10/15/26 (Call 07/15/26)(a)	911	971,727
4.13%, 01/15/26 (Call 10/15/25)	1,043	1,141,741
VEREIT Operating Partnership LP, 4.88%, 06/01/26 (Call 03/01/26)	1,289	1,457,073
Vornado Realty LP, 2.15%, 06/01/26 (Call 05/01/26)	655	659,821
Welltower Inc., 4.25%, 04/01/26 (Call 01/01/26)(a)	1,813	2,005,957
WP Carey Inc., 4.25%, 10/01/26 (Call 07/01/26)(a)	708	786,503

		51,890,523

Retail — 2.5%
AutoZone Inc., 3.13%, 04/21/26 (Call 01/21/26)	1,172	1,247,114
Home Depot Inc. (The)
2.13%, 09/15/26 (Call 06/15/26)	2,075	2,147,438
3.00%, 04/01/26 (Call 01/01/26)	2,351	2,511,761
Lowe’s Companies Inc., 2.50%, 04/15/26 (Call 01/15/26)	2,688	2,806,218
McDonald’s Corp., 3.70%, 01/30/26 (Call 10/30/25)	3,334	3,624,225
O’Reilly Automotive Inc., 3.55%, 03/15/26 (Call 12/15/25)	1,534	1,661,905
Ross Stores Inc., 0.88%, 04/15/26 (Call 03/15/26)	794	772,514
Starbucks Corp., 2.45%, 06/15/26 (Call 03/15/26)	1,621	1,689,682
Target Corp., 2.50%, 04/15/26(a)	1,644	1,736,952
TJX Companies Inc. (The), 2.25%, 09/15/26 (Call 06/15/26)	2,256	2,348,383
Walgreens Boots Alliance Inc., 3.45%, 06/01/26 (Call 03/01/26)	668	716,036
Walmart Inc., 3.05%, 07/08/26 (Call 05/08/26)	100	107,900

		21,370,128

Semiconductors — 2.4%
Analog Devices Inc., 3.50%, 12/05/26 (Call 09/05/26)(a)	2,208	2,410,231
Broadcom Inc.
3.46%, 09/15/26 (Call 07/15/26)	2,011	2,146,381
4.25%, 04/15/26 (Call 02/15/26)(a)	2,476	2,722,931
Intel Corp., 2.60%, 05/19/26 (Call 02/19/26)(a)	2,426	2,559,430
Lam Research Corp., 3.75%, 03/15/26 (Call 01/15/26)	1,821	1,996,836
Marvell Technology Inc., 1.65%, 04/15/26 (Call 03/15/26)	935	927,866
Micron Technology Inc., 4.98%, 02/06/26 (Call 12/06/25)	1,170	1,315,606
NVIDIA Corp., 3.20%, 09/16/26 (Call 06/16/26)	2,415	2,621,096
NXP BV/NXP Funding LLC, 5.35%, 03/01/26
(Call 01/01/26)(c)	1,050	1,199,488
NXP BV/NXP Funding LLC/NXP USA Inc., 3.88%, 06/18/26
(Call 04/18/26)(c)	1,494	1,627,758
Skyworks Solutions Inc., 1.80%, 06/01/26 (Call 05/01/26)	1,173	1,174,314
Texas Instruments Inc., 1.13%, 09/15/26 (Call 08/15/26)	150	148,890

		20,850,827

Software — 3.5%
Activision Blizzard Inc., 3.40%, 09/15/26 (Call 06/15/26)	1,489	1,603,906
Broadridge Financial Solutions Inc., 3.40%, 06/27/26 (Call 03/27/26)(a)	1,697	1,824,343
Citrix Systems Inc., 1.25%, 03/01/26 (Call 02/01/26)	891	867,932
Electronic Arts Inc., 4.80%, 03/01/26 (Call 12/01/25)	1,400	1,580,390
Fidelity National Information Services Inc., 1.15%, 03/01/26 (Call 02/01/26)	476	466,337
Fiserv Inc., 3.20%, 07/01/26 (Call 05/01/26)	3,495	3,714,171
Microsoft Corp., 2.40%, 08/08/26 (Call 05/08/26)	6,457	6,778,882

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2026 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Oracle Corp.
1.65%, 03/25/26 (Call 02/25/26)	$4,903	$4,911,678
2.65%, 07/15/26 (Call 04/15/26)	4,601	4,783,798
Roper Technologies Inc., 3.80%, 12/15/26 (Call 09/15/26)	1,421	1,558,283
VMware Inc., 1.40%, 08/15/26 (Call 07/15/26)	2,410	2,373,561

		30,463,281

Telecommunications — 2.7%
AT&T Inc.
1.70%, 03/25/26 (Call 03/25/23)(a)	3,275	3,289,344
2.95%, 07/15/26 (Call 04/15/26)(a)	1,236	1,309,159
3.88%, 01/15/26 (Call 10/15/25)	996	1,086,208
4.13%, 02/17/26 (Call 11/17/25)	3,225	3,553,627
Cisco Systems Inc.
2.50%, 09/20/26 (Call 06/20/26)(a)	2,570	2,720,165
2.95%, 02/28/26	1,756	1,881,800
Rogers Communications Inc., 2.90%, 11/15/26 (Call 08/15/26)	1,073	1,125,985
T-Mobile USA Inc., 1.50%, 02/15/26 (Call 01/15/26)	1,685	1,672,784
Verizon Communications Inc.
1.45%, 03/20/26 (Call 02/20/26)	2,780	2,772,411
2.63%, 08/15/26	3,990	4,177,171

		23,588,654

Toys, Games & Hobbies — 0.2%
Hasbro Inc., 3.55%, 11/19/26 (Call 09/19/26)	1,841	1,984,488

Transportation — 1.3%
Canadian National Railway Co., 2.75%, 03/01/26 (Call 12/01/25)	934	984,623
CSX Corp., 2.60%, 11/01/26 (Call 08/01/26)	1,331	1,403,806
FedEx Corp., 3.25%, 04/01/26 (Call 01/01/26)(a)	2,002	2,155,593
JB Hunt Transport Services Inc., 3.88%, 03/01/26 (Call 01/01/26)	1,276	1,397,348
Norfolk Southern Corp., 2.90%, 06/15/26 (Call 03/15/26)	1,585	1,677,231
Ryder System Inc., 2.90%, 12/01/26 (Call 10/01/26)	1,203	1,267,348
Union Pacific Corp., 2.75%, 03/01/26 (Call 12/01/25)	885	935,330
United Parcel Service Inc., 2.40%, 11/15/26 (Call 08/15/26)	782	819,747
Walmart Inc., 1.05%, 09/17/26 (Call 08/17/26)	590	584,183

		11,225,209

Security	Par/ Shares (000)	Value

Trucking & Leasing — 0.1%
GATX Corp., 3.25%, 09/15/26 (Call 06/15/26)(a)	$670	$711,466

Venture Capital — 0.0%
Hercules Capital Inc., 2.63%, 09/16/26 (Call 08/16/26)	15	14,793

Total Corporate Bonds & Notes — 99.1% (Cost: $839,136,835)		853,962,569

Short-Term Investments

Money Market Funds — 8.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(d)(e)(f)	65,537	65,569,882
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	2,857	2,857,000

		68,426,882

Total Short-Term Investments — 8.0% (Cost: $68,416,724)		68,426,882

Total Investments in Securities — 107.1% (Cost: $907,553,559)		922,389,451

Other Assets, Less Liabilities — (7.1)%		(60,971,100)

Net Assets — 100.0%		$861,418,351

(a)	All or a portion of this security is on loan.
(b)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$20,611,186	$44,964,855	(a)	$—	$(4,327)	$(1,832)	$65,569,882	65,537	$72,032	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,437,000	1,420,000	(a)	—	—	—	2,857,000	2,857	378		—

					$(4,327)	$(1,832)	$68,426,882		$72,410		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2026 Term Corporate ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$853,962,569	$—	$853,962,569
Money Market Funds	68,426,882	—	—	68,426,882

	$68,426,882	$853,962,569	$—	$922,389,451

See notes to financial statements.

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 2.4%
Boeing Co. (The)
2.70%, 02/01/27 (Call 12/01/26)	$1,525	$1,565,062
2.80%, 03/01/27 (Call 12/01/26)	696	715,439
5.04%, 05/01/27 (Call 03/01/27)	2,399	2,725,672
General Dynamics Corp.
2.63%, 11/15/27 (Call 08/15/27)(a)	645	680,610
3.50%, 04/01/27 (Call 02/01/27)	1,191	1,302,823
Northrop Grumman Corp., 3.20%, 02/01/27 (Call 11/01/26)	1,443	1,548,786
Raytheon Technologies Corp.
3.13%, 05/04/27 (Call 02/04/27)	1,441	1,542,850
3.50%, 03/15/27 (Call 12/15/26)	1,724	1,870,609
7.20%, 08/15/27(a)	348	447,354

		12,399,205

Agriculture — 1.7%
BAT Capital Corp.
3.56%, 08/15/27 (Call 05/15/27)	4,898	5,182,182
4.70%, 04/02/27 (Call 02/02/27)	1,384	1,540,835
Bunge Ltd. Finance Corp., 3.75%, 09/25/27 (Call 06/25/27)	1,098	1,198,083
Philip Morris International Inc., 3.13%, 08/17/27 (Call 05/17/27)(a)	732	785,941

		8,707,041

Airlines — 1.5%
American Airlines Pass Through Trust, Series 2015-2, Class AA, 3.60%, 03/22/29	281	290,266
Southwest Airlines Co.
3.45%, 11/16/27 (Call 08/16/27)(a)	774	828,822
5.13%, 06/15/27 (Call 04/15/27)	2,615	3,016,926
United Airlines Pass Through Trust, Series 2020-1, Class A, 5.88%, 04/15/29(a)	3,176	3,544,197

		7,680,211

Apparel — 0.6%
NIKE Inc., 2.75%, 03/27/27 (Call 01/27/27)	1,357	1,441,175
Tapestry Inc., 4.13%, 07/15/27 (Call 04/15/27)(a)	597	648,240
VF Corp., 2.80%, 04/23/27 (Call 02/23/27)(a)	877	920,552

		3,009,967

Auto Manufacturers — 1.8%
American Honda Finance Corp., 2.35%, 01/08/27	861	890,636
General Motors Co.
4.20%, 10/01/27 (Call 07/01/27)(a)	1,210	1,328,181
6.80%, 10/01/27 (Call 08/01/27)	1,459	1,797,824
General Motors Financial Co. Inc.
2.70%, 08/20/27 (Call 06/20/27)(a)	1,251	1,278,259
4.35%, 01/17/27 (Call 10/17/26)	1,587	1,752,492
Toyota Motor Credit Corp.
1.15%, 08/13/27(a)	821	797,856
3.20%, 01/11/27	1,307	1,411,024

		9,256,272

Auto Parts & Equipment — 0.6%
BorgWarner Inc., 2.65%, 07/01/27 (Call 05/01/27)(a)	1,866	1,941,834
Lear Corp., 3.80%, 09/15/27 (Call 06/15/27)(a)	1,294	1,412,983

		3,354,817

Banks — 13.0%
Banco Santander SA, 4.25%, 04/11/27	1,460	1,613,723
Bank of America Corp.
3.25%, 10/21/27 (Call 10/21/26)	3,670	3,912,881
Series L, 4.18%, 11/25/27 (Call 11/25/26)	2,874	3,165,050
Bank of New York Mellon Corp. (The), 3.25%, 05/16/27 (Call 02/16/27)	1,436	1,549,860

Security	Par (000)	Value

Banks (continued)
Citigroup Inc., 4.45%, 09/29/27	$5,474	$6,131,592
Fifth Third Bancorp., 2.55%, 05/05/27 (Call 04/05/27)	1,259	1,306,225
Fifth Third Bank NA, 2.25%, 02/01/27 (Call 01/01/27)	594	611,244
Goldman Sachs Group Inc. (The)
3.85%, 01/26/27 (Call 01/26/26)(a)	3,574	3,869,320
5.95%, 01/15/27	1,736	2,068,201
ING Groep NV, 3.95%, 03/29/27	2,013	2,216,696
JPMorgan Chase & Co.
3.63%, 12/01/27 (Call 12/01/26)	1,222	1,318,330
4.25%, 10/01/27	1,963	2,210,750
8.00%, 04/29/27	1,235	1,614,614
KeyCorp., 2.25%, 04/06/27	1,463	1,496,137
Lloyds Banking Group PLC, 3.75%, 01/11/27	1,688	1,831,868
Manufacturers & Traders Trust Co., 3.40%, 08/17/27	760	820,352
Mitsubishi UFJ Financial Group Inc.
3.29%, 07/25/27	1,556	1,671,564
3.68%, 02/22/27	901	981,613
Mizuho Financial Group Inc.
3.17%, 09/11/27	1,256	1,335,605
3.66%, 02/28/27	850	925,905
Morgan Stanley
3.63%, 01/20/27(a)	4,166	4,526,567
3.95%, 04/23/27(a)	2,760	3,029,597
PNC Bank N.A., 3.10%, 10/25/27 (Call 09/25/27)	1,405	1,515,250
PNC Financial Services Group Inc. (The), 3.15%, 05/19/27 (Call 04/19/27)	1,354	1,462,699
Santander Holdings USA Inc., 4.40%, 07/13/27 (Call 04/14/27)	1,622	1,804,913
Sumitomo Mitsui Financial Group Inc.
3.35%, 10/18/27	1,274	1,374,633
3.36%, 07/12/27	1,968	2,131,994
3.45%, 01/11/27	1,792	1,929,823
Truist Financial Corp., 1.13%, 08/03/27 (Call 06/03/27)	1,370	1,321,817
U.S. Bancorp., Series X, 3.15%, 04/27/27 (Call 03/27/27)	2,115	2,273,117
Wells Fargo & Co., 4.30%, 07/22/27	3,755	4,195,049
Westpac Banking Corp., 3.35%, 03/08/27	1,442	1,561,729

		67,778,718

Beverages — 1.8%
Coca-Cola Co. (The)
1.45%, 06/01/27(a)	1,542	1,534,583
2.90%, 05/25/27(a)	835	895,446
3.38%, 03/25/27	1,552	1,694,334
Constellation Brands Inc., 3.50%, 05/09/27 (Call 02/09/27)(a)	899	975,415
Keurig Dr Pepper Inc., 3.43%, 06/15/27 (Call 03/15/27)	1,104	1,195,356
PepsiCo Inc.
2.63%, 03/19/27 (Call 01/19/27)	766	809,333
3.00%, 10/15/27 (Call 07/15/27)(a)	2,013	2,174,885

		9,279,352

Biotechnology — 1.6%
Amgen Inc.
2.20%, 02/21/27 (Call 12/21/26)	1,875	1,912,969
3.20%, 11/02/27 (Call 08/02/27)	1,690	1,811,258
Gilead Sciences Inc.
1.20%, 10/01/27 (Call 08/01/27)	576	555,396
2.95%, 03/01/27 (Call 12/01/26)	2,265	2,401,398
Royalty Pharma PLC, 1.75%, 09/02/27 (Call 07/02/27)	1,682	1,649,251

		8,330,272

Building Materials — 0.9%
Carrier Global Corp., 2.49%, 02/15/27 (Call 12/15/26)	1,780	1,830,623
Lennox International Inc., 1.70%, 08/01/27 (Call 06/01/27)(a)	395	389,059

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
Martin Marietta Materials Inc.
3.45%, 06/01/27 (Call 03/01/27)	$390	$421,009
3.50%, 12/15/27 (Call 09/15/27)	609	660,564
Masco Corp., 3.50%, 11/15/27 (Call 08/15/27)	603	651,228
Vulcan Materials Co., 3.90%, 04/01/27 (Call 01/01/27)(a)	470	520,859

		4,473,342

Chemicals — 1.4%
Air Products and Chemicals Inc., 1.85%, 05/15/27 (Call 03/15/27)(a)	880	895,277
Ecolab Inc., 3.25%, 12/01/27 (Call 09/01/27)	625	677,037
LYB International Finance II BV, 3.50%, 03/02/27 (Call 12/02/26)	1,402	1,513,894
Mosaic Co. (The), 4.05%, 11/15/27 (Call 08/15/27)(a)	675	748,460
RPM International Inc., 3.75%, 03/15/27 (Call 12/15/26)	760	826,774
Sherwin-Williams Co. (The), 3.45%, 06/01/27 (Call 03/01/27)	2,300	2,493,108

		7,154,550

Commercial Services — 0.6%
Cintas Corp. No. 2, 3.70%, 04/01/27 (Call 01/01/27)	1,407	1,549,811
Leland Stanford Junior University (The), 1.29%, 06/01/27 (Call 04/01/27)	155	153,746
S&P Global Inc., 2.95%, 01/22/27 (Call 10/22/26)	1,162	1,237,507
United Rentals North America Inc., 3.88%, 11/15/27 (Call 11/15/22)	175	183,160

		3,124,224

Computers — 3.6%
Apple Inc.
2.90%, 09/12/27 (Call 06/12/27)	2,379	2,542,533
3.00%, 06/20/27 (Call 03/20/27)	1,114	1,201,315
3.00%, 11/13/27 (Call 08/13/27)	2,017	2,169,203
3.20%, 05/11/27 (Call 02/11/27)	2,358	2,552,724
3.35%, 02/09/27 (Call 11/09/26)	2,652	2,888,373
Dell International LLC/EMC Corp., 6.10%, 07/15/27 (Call 05/15/27)	964	1,172,214
HP Inc., 3.00%, 06/17/27 (Call 04/17/27)(a)	1,477	1,563,478
International Business Machines Corp.
1.70%, 05/15/27 (Call 03/15/27)	1,773	1,772,592
3.30%, 01/27/27(a)	751	812,950
6.22%, 08/01/27	610	754,698
NetApp Inc., 2.38%, 06/22/27 (Call 04/22/27)	1,187	1,218,432

		18,648,512

Cosmetics & Personal Care — 0.8%
Estee Lauder Companies Inc. (The), 3.15%, 03/15/27 (Call 12/15/26)	605	654,217
Procter & Gamble Co. (The)
2.80%, 03/25/27	784	835,814
2.85%, 08/11/27(a)	1,083	1,162,546
Unilever Capital Corp., 2.90%, 05/05/27 (Call 02/05/27)	1,344	1,431,508

		4,084,085

Diversified Financial Services — 5.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.65%, 07/21/27 (Call 04/21/27)(a)	1,381	1,462,106
4.63%, 10/15/27 (Call 08/15/27)(a)	825	917,697
Air Lease Corp.
3.63%, 04/01/27 (Call 01/01/27)	757	804,737
3.63%, 12/01/27 (Call 09/01/27)(a)	695	737,638
American Express Credit Corp., 3.30%, 05/03/27 (Call 04/03/27)	2,818	3,069,957
Andrew W Mellon Foundation (The), Series 2020, 0.95%, 08/01/27 (Call 06/01/27)	110	107,028

Security	Par (000)	Value

Diversified Financial Services (continued)
Capital One Financial Corp.
3.65%, 05/11/27 (Call 04/11/27)	$1,247	$1,356,312
3.75%, 03/09/27 (Call 02/09/27)	2,159	2,353,245
Cboe Global Markets Inc., 3.65%, 01/12/27 (Call 10/12/26)	992	1,086,498
Charles Schwab Corp. (The)
3.20%, 03/02/27 (Call 12/02/26)	1,052	1,132,741
3.30%, 04/01/27 (Call 01/01/27)(a)	1,460	1,573,442
Discover Financial Services, 4.10%, 02/09/27 (Call 11/09/26)	1,704	1,874,076
Eaton Vance Corp., 3.50%, 04/06/27 (Call 01/06/27)	543	588,172
GE Capital Funding LLC, 4.05%, 05/15/27 (Call 03/15/27)	1,455	1,622,034
Intercontinental Exchange Inc., 3.10%, 09/15/27 (Call 06/15/27)	1,070	1,142,942
Jefferies Group LLC, 6.45%, 06/08/27(a)	515	634,470
Jefferies Group LLC/Jefferies Group Capital Finance Inc., 4.85%, 01/15/27(a)	1,261	1,443,744
Lazard Group LLC, 3.63%, 03/01/27 (Call 12/01/26)	400	431,892
Mastercard Inc., 3.30%, 03/26/27 (Call 01/26/27)	1,793	1,947,575
ORIX Corp., 3.70%, 07/18/27	401	439,396
Synchrony Financial, 3.95%, 12/01/27 (Call 09/01/27)	1,636	1,783,060
Visa Inc.
0.75%, 08/15/27 (Call 06/15/27)(a)	462	444,074
1.90%, 04/15/27 (Call 02/15/27)	1,833	1,866,416
2.75%, 09/15/27 (Call 06/15/27)	1,208	1,289,238

		30,108,490

Electric — 4.8%
American Electric Power Co. Inc., 3.20%, 11/13/27 (Call 08/13/27)(a)	865	924,642
Appalachian Power Co., Series X, 3.30%, 06/01/27 (Call 03/01/27)(a)	552	594,311
Arizona Public Service Co., 2.95%, 09/15/27 (Call 06/15/27)(a)	229	242,124
Black Hills Corp., 3.15%, 01/15/27 (Call 07/15/26)(a)	601	634,704
CenterPoint Energy Houston Electric LLC, Series AA, 3.00%, 02/01/27 (Call 11/01/26)(a)	438	465,922
CMS Energy Corp., 3.45%, 08/15/27 (Call 05/15/27)(a)	537	582,382
Commonwealth Edison Co., Series 122, 2.95%, 08/15/27 (Call 05/15/27)	490	522,291
Connecticut Light & Power Co. (The), Series A, 3.20%, 03/15/27 (Call 12/15/26)	496	535,199
Consolidated Edison Co. of New York Inc., Series B, 3.13%, 11/15/27 (Call 08/15/27)	526	559,254
Dominion Energy Inc., Series B, 3.60%, 03/15/27 (Call 01/15/27)	462	503,562
Duke Energy Corp., 3.15%, 08/15/27 (Call 05/15/27)	1,123	1,195,838
Duke Energy Florida LLC, 3.20%, 01/15/27 (Call 10/15/26)(a)	814	874,472
Edison International, 5.75%, 06/15/27 (Call 04/15/27)(a)	865	992,241
Entergy Louisiana LLC, 3.12%, 09/01/27 (Call 06/01/27)	666	709,363
Evergy Kansas Central Inc., 3.10%, 04/01/27 (Call 01/01/27)	200	213,172
Georgia Power Co., 3.25%, 03/30/27 (Call 12/30/26)	585	624,897
Gulf Power Co., Series A, 3.30%, 05/30/27 (Call 02/28/27)(a)	801	865,096
ITC Holdings Corp., 3.35%, 11/15/27 (Call 08/15/27)	665	715,540
MidAmerican Energy Co., 3.10%, 05/01/27 (Call 02/01/27)	643	691,244
National Rural Utilities Cooperative Finance Corp., 3.05%, 04/25/27 (Call 01/25/27)	739	789,067
NextEra Energy Capital Holdings Inc., 3.55%, 05/01/27 (Call 02/01/27)	1,987	2,154,703
NSTAR Electric Co., 3.20%, 05/15/27 (Call 02/15/27)	1,129	1,218,338
Pacific Gas and Electric Co.
2.10%, 08/01/27 (Call 06/01/27)	1,443	1,400,157
3.30%, 03/15/27 (Call 12/15/26)	390	399,434
3.30%, 12/01/27 (Call 09/01/27)	1,697	1,736,286

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Public Service Electric & Gas Co., 3.00%, 05/15/27 (Call 02/15/27)(a)	$562	$601,964
Sempra Energy, 3.25%, 06/15/27 (Call 03/15/27)	1,197	1,277,534
Union Electric Co., 2.95%, 06/15/27 (Call 03/15/27)(a)	703	745,517
Virginia Electric & Power Co., Series A, 3.50%, 03/15/27 (Call 12/15/26)	1,083	1,178,716
WEC Energy Group Inc., 1.38%, 10/15/27 (Call 08/15/27)	735	714,111
Wisconsin Power and Light Co., 3.05%, 10/15/27 (Call 07/15/27)	561	594,783

		25,256,864

Electrical Components & Equipment — 0.1%
Emerson Electric Co., 1.80%, 10/15/27 (Call 08/15/27)	572	575,255

Electronics — 0.7%
Allegion U.S. Holding Co. Inc., 3.55%, 10/01/27 (Call 07/01/27)	565	603,917
Honeywell International Inc., 1.10%, 03/01/27 (Call 02/01/27)(a)	707	694,571
Hubbell Inc., 3.15%, 08/15/27 (Call 05/15/27)	110	116,898
Keysight Technologies Inc., 4.60%, 04/06/27 (Call 01/06/27)	1,352	1,531,519
Tyco Electronics Group SA, 3.13%, 08/15/27 (Call 05/15/27)(a)	746	806,508

		3,753,413

Environmental Control — 0.4%
Republic Services Inc., 3.38%, 11/15/27 (Call 08/15/27)	1,029	1,110,229
Waste Management Inc., 3.15%, 11/15/27 (Call 08/15/27)	835	895,847

		2,006,076

Food — 1.7%
Conagra Brands Inc., 1.38%, 11/01/27 (Call 09/01/27)	1,388	1,336,255
General Mills Inc., 3.20%, 02/10/27 (Call 11/10/26)	827	886,668
JM Smucker Co. (The), 3.38%, 12/15/27 (Call 09/15/27)(a)	599	647,201
Kellogg Co., 3.40%, 11/15/27 (Call 08/15/27)(a)	883	953,808
Kroger Co. (The), 3.70%, 08/01/27 (Call 05/01/27)	891	977,472
McCormick & Co. Inc./MD, 3.40%, 08/15/27 (Call 05/15/27)	1,164	1,262,754
Sysco Corp., 3.25%, 07/15/27 (Call 04/15/27)	1,068	1,143,604
Tyson Foods Inc., 3.55%, 06/02/27 (Call 03/02/27)(a)	1,664	1,813,943

		9,021,705

Forest Products & Paper — 0.3%
Celulosa Arauco y Constitucion SA, 3.88%, 11/02/27 (Call 08/02/27)	685	729,915
Fibria Overseas Finance Ltd., 5.50%, 01/17/27(a)	883	989,596

		1,719,511

Gas — 0.5%
Atmos Energy Corp., 3.00%, 06/15/27 (Call 03/15/27)(a)	488	519,827
National Fuel Gas Co., 3.95%, 09/15/27 (Call 06/15/27)	385	411,426
NiSource Inc., 3.49%, 05/15/27 (Call 02/15/27)(a)	1,697	1,835,730

		2,766,983

Hand & Machine Tools — 0.0%
Snap-On Inc., 3.25%, 03/01/27 (Call 12/01/26)(a)	105	113,672

Health Care - Products — 0.4%
Medtronic Global Holdings SCA, 3.35%, 04/01/27 (Call 01/01/27)(a)	819	885,658
Thermo Fisher Scientific Inc., 3.20%, 08/15/27 (Call 05/15/27)(a)	1,346	1,449,131

		2,334,789

Health Care - Services — 2.2%
Anthem Inc., 3.65%, 12/01/27 (Call 09/01/27)	2,388	2,620,353
HCA Inc., 4.50%, 02/15/27 (Call 08/15/26)	1,917	2,125,493

Security	Par (000)	Value

Health Care - Services (continued)
Humana Inc.
1.35%, 02/03/27 (Call 01/03/27)	$603	$587,153
3.95%, 03/15/27 (Call 12/15/26)(a)	1,113	1,225,613
Kaiser Foundation Hospitals, 3.15%, 05/01/27 (Call 02/01/27)	615	659,403
Laboratory Corp. of America Holdings, 3.60%, 09/01/27 (Call 06/01/27)	1,076	1,167,815
SSM Health Care Corp., Series A, 3.82%, 06/01/27 (Call 03/01/27)(a)	120	132,457
UnitedHealth Group Inc.
2.95%, 10/15/27(a)	994	1,066,095
3.38%, 04/15/27(a)	922	1,006,142
3.45%, 01/15/27	1,091	1,191,328

		11,781,852

Holding Companies - Diversified — 0.7%
Blackstone Secured Lending Fund, 2.13%, 02/15/27 (Call 01/15/27)(b)	1,005	984,156
FS KKR Capital Corp., 2.63%, 01/15/27 (Call 12/15/26)	630	623,857
Golub Capital BDC Inc., 2.05%, 02/15/27 (Call 01/15/27)	45	43,746
Oaktree Specialty Lending Corp., 2.70%, 01/15/27 (Call 12/15/26)	555	551,232
Owl Rock Capital Corp., 2.63%, 01/15/27 (Call 12/15/26)	820	810,086
Owl Rock Capital Corp. III, 3.13%, 04/13/27 (Call 03/13/27)(b)	600	592,428
Owl Rock Technology Finance Corp., 2.50%, 01/15/27 (Call 12/15/26)(a)	255	252,629

		3,858,134

Home Builders — 0.8%
DR Horton Inc., 1.40%, 10/15/27 (Call 08/15/27)(a)	693	672,473
Lennar Corp.
4.75%, 11/29/27 (Call 05/29/27)(a)	1,180	1,345,566
5.00%, 06/15/27 (Call 12/15/26)(a)	855	979,385
PulteGroup Inc., 5.00%, 01/15/27 (Call 10/15/26)(a)	865	991,247

		3,988,671

Home Furnishings — 0.1%
Leggett & Platt Inc., 3.50%, 11/15/27 (Call 08/15/27)	737	793,204

Household Products & Wares — 0.4%
Church & Dwight Co. Inc., 3.15%, 08/01/27 (Call 05/01/27)	599	642,386
Clorox Co. (The), 3.10%, 10/01/27 (Call 07/01/27)	943	1,008,934
Kimberly-Clark Corp., 1.05%, 09/15/27 (Call 07/15/27)(a)	504	488,336

		2,139,656

Insurance — 1.6%
American Equity Investment Life Holding Co., 5.00%, 06/15/27 (Call 03/15/27)(a)	887	1,009,069
Aon Corp., 8.21%, 01/01/27	555	712,365
AXIS Specialty Finance PLC, 4.00%, 12/06/27 (Call 09/06/27)(a)	713	786,410
Brighthouse Financial Inc., 3.70%, 06/22/27 (Call 03/22/27)(a)	1,810	1,961,805
CNA Financial Corp., 3.45%, 08/15/27 (Call 05/15/27)	1,004	1,088,677
Manulife Financial Corp., 2.48%, 05/19/27 (Call 03/19/27)	912	943,710
Markel Corp., 3.50%, 11/01/27 (Call 08/01/27)(a)	223	241,228
Mercury General Corp., 4.40%, 03/15/27 (Call 12/15/26)	476	526,370
Progressive Corp. (The), 2.45%, 01/15/27	643	676,674
RenaissanceRe Finance Inc., 3.45%, 07/01/27 (Call 04/01/27)(a)	470	505,725

		8,452,033

Internet — 2.9%
Alibaba Group Holding Ltd., 3.40%, 12/06/27 (Call 09/06/27)	3,265	3,466,287
Alphabet Inc., 0.80%, 08/15/27 (Call 06/15/27)(a)	1,377	1,323,559
Amazon.com Inc.
1.20%, 06/03/27 (Call 04/03/27)	1,034	1,016,329

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
3.15%, 08/22/27 (Call 05/22/27)	$4,590	$4,973,219
Baidu Inc., 3.63%, 07/06/27	735	792,675
E*TRADE Financial Corp., 3.80%, 08/24/27 (Call 05/24/27)	842	924,701
eBay Inc., 3.60%, 06/05/27 (Call 03/05/27)	1,623	1,769,670
Expedia Group Inc., 4.63%, 08/01/27 (Call 05/01/27)	996	1,115,640
VeriSign Inc., 4.75%, 07/15/27 (Call 07/15/22)	20	20,970

		15,403,050

Iron & Steel — 0.1%
Steel Dynamics Inc., 1.65%, 10/15/27 (Call 08/15/27)	720	703,397

Lodging — 0.1%
Sands China Ltd., 2.30%, 03/08/27 (Call 02/08/27)(b)	500	474,925

Machinery — 0.8%
Caterpillar Financial Services Corp., 1.10%, 09/14/27(a)	712	693,609
CNH Industrial NV, 3.85%, 11/15/27 (Call 08/15/27)	754	827,824
John Deere Capital Corp.
1.75%, 03/09/27	541	545,295
2.80%, 09/08/27	843	898,630
Otis Worldwide Corp., 2.29%, 04/05/27 (Call 02/05/27)(a)	1,140	1,169,971

		4,135,329

Manufacturing — 1.4%
3M Co., 2.88%, 10/15/27 (Call 07/15/27)(a)	1,273	1,358,787
Carlisle Companies Inc., 3.75%, 12/01/27 (Call 09/01/27)	614	669,561
Eaton Corp., 3.10%, 09/15/27 (Call 06/15/27)	1,330	1,423,579
General Electric Co., 3.45%, 05/01/27 (Call 03/01/27)(a)	1,759	1,917,345
Parker-Hannifin Corp., 3.25%, 03/01/27 (Call 12/01/26)	810	872,621
Textron Inc., 3.65%, 03/15/27 (Call 12/15/26)	805	875,760

		7,117,653

Media — 1.7%
Comcast Corp.
2.35%, 01/15/27 (Call 10/15/26)	2,010	2,082,802
3.30%, 02/01/27 (Call 11/01/26)(a)	1,783	1,924,374
3.30%, 04/01/27 (Call 02/01/27)	1,149	1,239,817
TWDC Enterprises 18 Corp., 2.95%, 06/15/27(a)	1,475	1,590,980
ViacomCBS Inc., 2.90%, 01/15/27 (Call 10/15/26)	1,084	1,140,021
Walt Disney Co. (The), 3.70%, 03/23/27(a)	785	866,051

		8,844,045

Mining — 0.2%
Kinross Gold Corp., 4.50%, 07/15/27 (Call 04/15/27)(a)	955	1,075,521

Oil & Gas — 4.0%
BP Capital Markets America Inc.
3.02%, 01/16/27 (Call 10/16/26)	1,003	1,064,424
3.54%, 04/06/27 (Call 02/06/27)	845	919,943
3.59%, 04/14/27 (Call 01/14/27)	960	1,047,168
BP Capital Markets PLC, 3.28%, 09/19/27 (Call 06/19/27)	1,766	1,910,388
Canadian Natural Resources Ltd., 3.85%, 06/01/27 (Call 03/01/27)	1,922	2,084,236
Cenovus Energy Inc., 4.25%, 04/15/27 (Call 01/15/27)	1,177	1,292,758
Chevron Corp., 2.00%, 05/11/27 (Call 03/11/27)	1,377	1,405,146
Chevron USA Inc., 1.02%, 08/12/27 (Call 06/12/27)	1,035	1,000,369
ConocoPhillips, 3.75%, 10/01/27 (Call 07/01/27)(b)	1,689	1,858,981
Coterra Energy Inc., 3.90%, 05/15/27 (Call 02/15/27)(b)	1,228	1,338,851
Devon Energy Corp., 5.25%, 10/15/27 (Call 10/15/22)(b)	593	629,013
Eni USA Inc., 7.30%, 11/15/27	286	364,490
Exxon Mobil Corp., 3.29%, 03/19/27 (Call 01/19/27)	1,429	1,551,794
Hess Corp., 4.30%, 04/01/27 (Call 01/01/27)(a)	1,381	1,514,874
Marathon Oil Corp., 4.40%, 07/15/27 (Call 04/15/27)	1,633	1,812,842

Security	Par (000)	Value

Oil & Gas (continued)
Valero Energy Corp., 2.15%, 09/15/27 (Call 07/15/27)(a)	$1,060	$1,062,226

		20,857,503

Oil & Gas Services — 0.5%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc.,
3.34%, 12/15/27 (Call 09/15/27)	2,210	2,383,905

Packaging & Containers — 0.3%
Berry Global Inc., 1.65%, 01/15/27 (Call 12/15/26)	225	220,266
Packaging Corp. of America, 3.40%, 12/15/27 (Call 09/15/27)(a)	730	794,014
WRKCo Inc., 3.38%, 09/15/27 (Call 06/15/27)(a)	713	767,024

		1,781,304

Pharmaceuticals — 5.4%
AmerisourceBergen Corp., 3.45%, 12/15/27 (Call 09/15/27)	1,008	1,086,957
AstraZeneca PLC, 3.13%, 06/12/27 (Call 03/12/27)	1,163	1,250,865
Becton Dickinson and Co., 3.70%, 06/06/27 (Call 03/06/27)	2,638	2,879,641
Bristol-Myers Squibb Co.
1.13%, 11/13/27 (Call 09/13/27)	413	401,696
3.25%, 02/27/27(a)	1,106	1,202,797
3.45%, 11/15/27 (Call 08/15/27)	1,497	1,642,389
Cardinal Health Inc., 3.41%, 06/15/27 (Call 03/15/27)(a)	1,826	1,970,637
Cigna Corp.
3.05%, 10/15/27 (Call 07/15/27)	1,004	1,070,425
3.40%, 03/01/27 (Call 12/01/26)	1,974	2,125,169
CVS Health Corp.
1.30%, 08/21/27 (Call 06/21/27)	3,186	3,088,476
3.63%, 04/01/27 (Call 02/01/27)	1,302	1,419,375
6.25%, 06/01/27	391	477,126
Eli Lilly & Co., 3.10%, 05/15/27 (Call 02/15/27)	697	746,585
Johnson & Johnson
0.95%, 09/01/27 (Call 07/01/27)	2,141	2,072,873
2.95%, 03/03/27 (Call 12/03/26)	1,009	1,085,200
Novartis Capital Corp.
2.00%, 02/14/27 (Call 12/14/26)	1,334	1,364,122
3.10%, 05/17/27 (Call 02/17/27)	1,703	1,832,751
Viatris Inc., 2.30%, 06/22/27 (Call 04/22/27)(b)	1,010	1,020,554
Zoetis Inc., 3.00%, 09/12/27 (Call 06/12/27)	1,340	1,425,934

		28,163,572

Pipelines — 4.0%
Boardwalk Pipelines LP, 4.45%, 07/15/27 (Call 04/15/27)	613	681,110
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27 (Call 01/01/27)	2,031	2,320,742
Enable Midstream Partners LP, 4.40%, 03/15/27 (Call 12/15/26)(a)	887	969,713
Enbridge Inc., 3.70%, 07/15/27 (Call 04/15/27)(a)	1,243	1,355,529
Energy Transfer LP
4.00%, 10/01/27 (Call 07/01/27)	1,217	1,320,993
4.20%, 04/15/27 (Call 01/15/27)	720	784,764
5.50%, 06/01/27 (Call 03/01/27)	1,441	1,669,370
Enterprise Products Operating LLC, 3.95%, 02/15/27 (Call 11/15/26)	632	697,090
MPLX LP
4.13%, 03/01/27 (Call 12/01/26)	1,791	1,974,739
4.25%, 12/01/27 (Call 09/01/27)(a)	1,079	1,201,056
Northwest Pipeline LLC, 4.00%, 04/01/27 (Call 01/01/27)(a)	449	491,641
ONEOK Inc., 4.00%, 07/13/27 (Call 04/13/27)	907	992,557
Sabine Pass Liquefaction LLC, 5.00%, 03/15/27 (Call 09/15/26)	2,304	2,614,787
TC PipeLines LP, 3.90%, 05/25/27 (Call 02/25/27)	823	906,123
Tennessee Gas Pipeline Co. LLC, 7.00%, 03/15/27	437	546,897

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Williams Companies Inc. (The), 3.75%, 06/15/27 (Call 03/15/27)	$2,153	$2,344,014

		20,871,125

Real Estate Investment Trusts — 6.6%
Alexandria Real Estate Equities Inc., 3.95%, 01/15/27 (Call 10/15/26)	753	831,305
American Campus Communities Operating Partnership LP, 3.63%, 11/15/27 (Call 08/15/27)	598	646,683
American Tower Corp.
2.75%, 01/15/27 (Call 11/15/26)(a)	908	943,630
3.13%, 01/15/27 (Call 10/15/26)(a)	737	777,594
3.55%, 07/15/27 (Call 04/15/27)	1,314	1,417,096
AvalonBay Communities Inc., 3.35%, 05/15/27 (Call 02/15/27)(a)	635	689,654
Brandywine Operating Partnership LP, 3.95%, 11/15/27 (Call 08/15/27)	388	418,101
Brixmor Operating Partnership LP, 3.90%, 03/15/27 (Call 12/15/26)	616	667,356
Crown Castle International Corp.
3.65%, 09/01/27 (Call 06/01/27)	1,529	1,658,644
4.00%, 03/01/27 (Call 12/01/26)	891	979,646
Digital Realty Trust LP, 3.70%, 08/15/27 (Call 05/15/27)(a)	1,648	1,805,582
Duke Realty LP, 3.38%, 12/15/27 (Call 09/15/27)	551	594,226
EPR Properties, 4.50%, 06/01/27 (Call 03/01/27)	600	645,078
Equinix Inc., 1.80%, 07/15/27 (Call 05/15/27)	1,047	1,041,147
ERP Operating LP, 3.25%, 08/01/27 (Call 05/01/27)(a)	681	733,362
Essex Portfolio LP, 3.63%, 05/01/27 (Call 02/01/27)(a)	245	266,028
Federal Realty Investment Trust, 3.25%, 07/15/27 (Call 04/15/27)(a)	540	577,136
Healthcare Trust of America Holdings LP, 3.75%, 07/01/27 (Call 04/01/27)(a)	705	771,185
Healthpeak Properties Inc., 1.35%, 02/01/27 (Call 01/01/27)	635	622,776
Highwoods Realty LP, 3.88%, 03/01/27 (Call 12/01/26)	425	466,510
Hudson Pacific Properties LP, 3.95%, 11/01/27 (Call 08/01/27)(a)	480	519,317
Kimco Realty Corp., 3.80%, 04/01/27 (Call 01/01/27)	505	555,207
Life Storage LP, 3.88%, 12/15/27 (Call 09/15/27)	675	749,729
Mid-America Apartments LP, 3.60%, 06/01/27 (Call 03/01/27)	763	832,502
National Retail Properties Inc., 3.50%, 10/15/27 (Call 07/15/27)	500	536,620
Office Properties Income Trust, 2.40%, 02/01/27 (Call 01/01/27)	553	540,497
Omega Healthcare Investors Inc., 4.50%, 04/01/27 (Call 01/01/27)	1,000	1,103,810
Physicians Realty LP, 4.30%, 03/15/27 (Call 12/15/26)(a)	578	646,175
Prologis LP, 2.13%, 04/15/27 (Call 02/15/27)	797	815,052
Public Storage, 3.09%, 09/15/27 (Call 06/15/27)	920	992,008
Realty Income Corp., 3.00%, 01/15/27 (Call 10/15/26)	1,121	1,190,558
Regency Centers LP, 3.60%, 02/01/27 (Call 11/01/26)	765	832,305
Simon Property Group LP
1.38%, 01/15/27 (Call 10/15/26)(a)	695	682,601
3.38%, 06/15/27 (Call 03/15/27)	1,077	1,163,139
3.38%, 12/01/27 (Call 09/01/27)	1,107	1,191,763
SITE Centers Corp., 4.70%, 06/01/27 (Call 03/01/27)	713	796,036
Spirit Realty LP, 3.20%, 01/15/27 (Call 11/15/26)	635	669,087
Tanger Properties LP, 3.88%, 07/15/27 (Call 04/15/27)(a)	410	442,144
UDR Inc., 3.50%, 07/01/27 (Call 04/01/27)	536	579,904
Ventas Realty LP, 3.85%, 04/01/27 (Call 01/01/27)	690	755,674
VEREIT Operating Partnership LP, 3.95%, 08/15/27 (Call 05/15/27)	1,020	1,128,997
Welltower Inc., 2.70%, 02/15/27 (Call 12/15/26)(a)	505	527,063

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Weyerhaeuser Co., 6.95%, 10/01/27	$500	$632,065

		34,434,992

Retail — 3.5%
Advance Auto Parts Inc., 1.75%, 10/01/27 (Call 08/01/27)	802	788,061
AutoNation Inc., 3.80%, 11/15/27 (Call 08/15/27)	340	368,852
AutoZone Inc., 3.75%, 06/01/27 (Call 03/01/27)	963	1,059,724
Costco Wholesale Corp.
1.38%, 06/20/27 (Call 04/20/27)	1,698	1,684,127
3.00%, 05/18/27 (Call 02/18/27)(a)	1,439	1,558,595
Darden Restaurants Inc., 3.85%, 05/01/27 (Call 02/01/27)(a)	978	1,062,920
Dollar General Corp., 3.88%, 04/15/27 (Call 01/15/27)(a)	1,005	1,110,666
Home Depot Inc. (The)
2.50%, 04/15/27 (Call 02/15/27)	1,155	1,212,565
2.80%, 09/14/27 (Call 06/14/27)(a)	1,751	1,864,360
Lowe’s Companies Inc., 3.10%, 05/03/27 (Call 02/03/27)(a)	2,140	2,289,993
McDonald’s Corp.
3.50%, 03/01/27 (Call 12/01/26)	1,402	1,526,568
3.50%, 07/01/27 (Call 05/01/27)	1,553	1,691,776
O’Reilly Automotive Inc., 3.60%, 09/01/27 (Call 06/01/27)(a)	1,346	1,477,221
Starbucks Corp., 2.00%, 03/12/27 (Call 01/12/27)	852	861,415

		18,556,843

Semiconductors — 3.4%
Applied Materials Inc., 3.30%, 04/01/27 (Call 01/01/27)(a)	2,007	2,177,976
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27 (Call 10/15/26)	4,347	4,709,800
Intel Corp.
3.15%, 05/11/27 (Call 02/11/27)(a)	1,922	2,077,317
3.75%, 03/25/27 (Call 01/25/27)(a)	941	1,040,793
Maxim Integrated Products Inc., 3.45%, 06/15/27 (Call 03/15/27)(a)	775	840,976
Micron Technology Inc., 4.19%, 02/15/27 (Call 12/15/26)(a)	1,426	1,572,279
NXP BV/NXP Funding LLC/NXP USA Inc., 3.15%, 05/01/27 (Call 03/01/27)(b)	985	1,040,406
QUALCOMM Inc., 3.25%, 05/20/27 (Call 02/20/27)	3,056	3,308,884
Texas Instruments Inc., 2.90%, 11/03/27 (Call 08/03/27)	1,003	1,081,776

		17,850,207

Shipbuilding — 0.2%
Huntington Ingalls Industries Inc., 3.48%, 12/01/27 (Call 09/01/27)	1,031	1,099,407

Software — 4.5%
Activision Blizzard Inc., 3.40%, 06/15/27 (Call 03/15/27)	869	939,571
Adobe Inc., 2.15%, 02/01/27 (Call 12/01/26)	1,343	1,388,931
Autodesk Inc., 3.50%, 06/15/27 (Call 03/15/27)(a)	1,031	1,119,305
Citrix Systems Inc., 4.50%, 12/01/27 (Call 09/01/27)(a)	1,228	1,321,488
Fiserv Inc., 2.25%, 06/01/27 (Call 04/01/27)(a)	1,745	1,772,536
Intuit Inc., 1.35%, 07/15/27 (Call 05/15/27)	912	894,125
Microsoft Corp., 3.30%, 02/06/27 (Call 11/06/26)	4,503	4,912,458
Oracle Corp.
2.80%, 04/01/27 (Call 02/01/27)	2,743	2,865,036
3.25%, 11/15/27 (Call 08/15/27)	3,822	4,081,055
Roper Technologies Inc., 1.40%, 09/15/27 (Call 07/15/27)	1,124	1,091,415
VMware Inc.
3.90%, 08/21/27 (Call 05/21/27)	1,840	2,018,186
4.65%, 05/15/27 (Call 03/15/27)	920	1,041,946

		23,446,052

Telecommunications — 4.4%
AT&T Inc.
2.30%, 06/01/27 (Call 04/01/27)	2,324	2,374,477
3.80%, 02/15/27 (Call 11/15/26)	1,581	1,728,776

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2027 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
4.25%, 03/01/27 (Call 12/01/26)	$2,336	$2,607,513
Telefonica Emisiones SA, 4.10%, 03/08/27	2,190	2,426,673
TELUS Corp.
2.80%, 02/16/27 (Call 11/16/26)	799	838,303
3.70%, 09/15/27 (Call 06/15/27)(a)	997	1,095,843
T-Mobile USA Inc., 3.75%, 04/15/27 (Call 02/15/27)	5,311	5,764,347
Verizon Communications Inc.
3.00%, 03/22/27 (Call 01/22/27)	1,234	1,305,844
4.13%, 03/16/27	4,216	4,707,965

		22,849,741

Toys, Games & Hobbies — 0.2%
Hasbro Inc., 3.50%, 09/15/27 (Call 06/15/27)(a)	838	902,668

Transportation — 1.4%
Burlington Northern Santa Fe LLC, 3.25%, 06/15/27 (Call 03/15/27)(a)	1,219	1,328,028
CSX Corp., 3.25%, 06/01/27 (Call 03/01/27)	1,605	1,725,536
Norfolk Southern Corp.
3.15%, 06/01/27 (Call 03/01/27)(a)	880	945,129
7.80%, 05/15/27(a)	148	193,896
Union Pacific Corp.
2.15%, 02/05/27 (Call 12/05/26)(a)	886	910,471
3.00%, 04/15/27 (Call 01/15/27)	792	844,335
United Parcel Service Inc., 3.05%, 11/15/27 (Call 08/15/27)(a)	1,500	1,626,870

		7,574,265

Trucking & Leasing — 0.1%
GATX Corp., 3.85%, 03/30/27 (Call 12/30/26)	475	517,987

Water — 0.2%
American Water Capital Corp., 2.95%, 09/01/27 (Call 06/01/27)(a)	787	835,841

Total Corporate Bonds & Notes — 98.7% (Cost: $506,942,531)		515,830,208

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 11.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	56,441	$56,469,640
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	2,717	2,717,000

		59,186,640

Total Short-Term Investments — 11.3% (Cost: $59,178,836)		59,186,640

Total Investments in Securities — 110.0% (Cost: $566,121,367)		575,016,848

Other Assets, Less Liabilities — (10.0)%		(52,148,055)

Net Assets — 100.0%		$522,868,793

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$16,020,645	$40,454,448	(a)	$—	$(3,072)	$(2,381)	$56,469,640	56,441	$75,875	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,047,000	1,670,000	(a)	—	—	—	2,717,000	2,717	350		—

					$(3,072)	$(2,381)	$59,186,640		$76,225		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2027 Term Corporate ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$515,830,208	$—	$515,830,208
Money Market Funds	59,186,640	—	—	59,186,640

	$59,186,640	$515,830,208	$—	$575,016,848

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.2%
Interpublic Group of Companies Inc. (The), 4.65%, 10/01/28 (Call 07/01/28)	$473	$550,142

Aerospace & Defense — 3.7%
Boeing Co. (The)
3.25%, 02/01/28 (Call 12/01/27)	795	832,373
3.25%, 03/01/28 (Call 12/01/27)	545	568,092
3.45%, 11/01/28 (Call 08/01/28)	510	538,167
General Dynamics Corp., 3.75%, 05/15/28 (Call 02/15/28)(a)	937	1,048,278
L3Harris Technologies Inc., 4.40%, 06/15/28 (Call 03/15/28)	1,886	2,150,509
Northrop Grumman Corp., 3.25%, 01/15/28 (Call 10/15/27)	1,816	1,955,015
Raytheon Technologies Corp.
4.13%, 11/16/28 (Call 08/16/28)	2,935	3,326,206
6.70%, 08/01/28	235	303,133
Teledyne Technologies Inc., 2.25%, 04/01/28 (Call 02/01/28)	441	443,589

		11,165,362

Agriculture — 0.8%
BAT Capital Corp., 2.26%, 03/25/28 (Call 01/25/28)	1,871	1,834,291
Philip Morris International Inc., 3.13%, 03/02/28 (Call 12/02/27)	634	676,871

		2,511,162

Airlines — 0.4%
American Airlines Pass Through Trust
Series 2016-1, Class AA, 3.58%, 07/15/29	190	197,493
Series 2016-2, Class AA, 3.20%, 12/15/29	275	278,485
Series 2016-3, Class AA, 3.00%, 04/15/30(a)	135	136,830
Delta Air Lines Pass Through Trust, Series 2020, Class AA, 2.00%, 12/10/29	188	187,643
Spirit Airlines Pass Through Trust, Series 2015-1, Class A, 4.10%, 10/01/29	172	179,382
United Airlines Pass Through Trust
Series 2016-1, Class AA, 3.10%, 01/07/30	174	180,342
Series 2016-2, Class AA, 2.88%, 04/07/30	189	193,009

		1,353,184

Auto Manufacturers — 1.5%
American Honda Finance Corp.
2.00%, 03/24/28	251	253,319
3.50%, 02/15/28	510	562,239
General Motors Co., 5.00%, 10/01/28 (Call 07/01/28)	854	981,682
General Motors Financial Co. Inc.
2.40%, 04/10/28 (Call 02/10/28)	555	554,206
2.40%, 10/15/28 (Call 08/15/28)	500	496,715
3.85%, 01/05/28 (Call 10/05/27)	525	569,462
Toyota Motor Corp., 3.67%, 07/20/28	507	565,523
Toyota Motor Credit Corp.
1.90%, 04/06/28(a)	375	376,650
3.05%, 01/11/28	186	200,888

		4,560,684

Banks — 10.5%
Banco Santander SA
3.80%, 02/23/28	950	1,038,616
4.38%, 04/12/28	940	1,058,045
Bank of New York Mellon Corp. (The)
1.65%, 07/14/28 (Call 05/14/28)	120	118,463
3.00%, 10/30/28 (Call 07/30/28)	710	761,617
3.40%, 01/29/28 (Call 10/29/27)	869	949,756
3.85%, 04/28/28	499	563,191

Security	Par (000)	Value

Banks (continued)
Barclays PLC
4.34%, 01/10/28 (Call 01/10/27)	$1,220	$1,343,879
4.84%, 05/09/28 (Call 05/07/27)	1,905	2,122,303
Citigroup Inc.
4.13%, 07/25/28	2,134	2,367,694
6.63%, 01/15/28(a)	315	399,263
Discover Bank, 4.65%, 09/13/28 (Call 06/13/28)	985	1,136,552
Fifth Third Bancorp., 3.95%, 03/14/28 (Call 02/14/28)(a)	868	977,368
ING Groep NV, 4.55%, 10/02/28	1,190	1,377,889
KeyBank N.A./Cleveland OH, 6.95%, 02/01/28	200	253,566
KeyCorp., 4.10%, 04/30/28	913	1,034,758
Lloyds Banking Group PLC
4.38%, 03/22/28	1,585	1,789,417
4.55%, 08/16/28	1,200	1,374,888
Mitsubishi UFJ Financial Group Inc.
3.96%, 03/02/28	1,291	1,438,742
4.05%, 09/11/28	940	1,058,130
Mizuho Financial Group Inc., 4.02%, 03/05/28	1,130	1,264,662
Northern Trust Corp., 3.65%, 08/03/28 (Call 05/03/28)	667	744,739
PNC Bank N.A.
3.25%, 01/22/28 (Call 12/23/27)	750	815,573
4.05%, 07/26/28	1,275	1,441,324
Regions Financial Corp., 1.80%, 08/12/28 (Call 06/12/28)	320	313,347
Sumitomo Mitsui Financial Group Inc.
1.90%, 09/17/28	1,265	1,234,488
3.54%, 01/17/28	571	621,414
3.94%, 07/19/28	604	673,170
4.31%, 10/16/28(a)	831	946,717
SVB Financial Group, 2.10%, 05/15/28 (Call 03/15/28)	280	279,888
U.S. Bancorp., 3.90%, 04/26/28 (Call 03/24/28)	1,069	1,206,260
Westpac Banking Corp., 3.40%, 01/25/28	1,179	1,292,396

		31,998,115

Beverages — 2.7%
Anheuser-Busch InBev Worldwide Inc., 4.00%, 04/13/28 (Call 01/13/28)	2,545	2,861,980
Coca-Cola Co. (The)
1.00%, 03/15/28(a)	654	625,597
1.50%, 03/05/28(a)	455	448,694
Constellation Brands Inc.
3.60%, 02/15/28 (Call 11/15/27)(a)	654	715,692
4.65%, 11/15/28 (Call 08/15/28)	615	710,909
Diageo Capital PLC, 3.88%, 05/18/28 (Call 02/18/28)	525	590,882
Keurig Dr Pepper Inc., 4.60%, 05/25/28 (Call 02/25/28)	1,878	2,161,315

		8,115,069

Biotechnology — 0.1%
Amgen Inc., 1.65%, 08/15/28 (Call 06/15/28)	300	291,591

Building Materials — 0.1%
Masco Corp., 1.50%, 02/15/28 (Call 12/15/27)	495	476,962

Chemicals — 1.7%
Dow Chemical Co. (The), 4.80%, 11/30/28 (Call 08/30/28)	625	734,912
DuPont de Nemours Inc., 4.73%, 11/15/28 (Call 08/15/28)(a)	2,159	2,522,101
Eastman Chemical Co., 4.50%, 12/01/28 (Call 09/01/28)	512	586,926
International Flavors & Fragrances Inc., 4.45%, 09/26/28 (Call 06/26/28)	440	504,852
PPG Industries Inc., 3.75%, 03/15/28 (Call 12/15/27)	812	912,712

		5,261,503

Commercial Services — 0.7%
Automatic Data Processing Inc., 1.70%, 05/15/28 (Call 03/15/28)	235	233,959

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Block Financial LLC, 2.50%, 07/15/28 (Call 05/15/28)(a)	$355	$353,697
Global Payments Inc., 4.45%, 06/01/28 (Call 03/01/28)	608	685,332
Moody’s Corp., 3.25%, 01/15/28 (Call 10/15/27)	692	748,875

		2,021,863

Computers — 1.3%
Apple Inc.
1.20%, 02/08/28 (Call 12/08/27)	2,007	1,944,201
1.40%, 08/05/28 (Call 06/05/28)	1,555	1,515,736
DXC Technology Co., 2.38%, 09/15/28 (Call 07/15/28)	170	165,143
International Business Machines Corp., 6.50%, 01/15/28(a)	375	475,650

		4,100,730

Cosmetics & Personal Care — 0.4%
Unilever Capital Corp., 3.50%, 03/22/28 (Call 12/22/27)(a)	1,029	1,137,230

Diversified Financial Services — 3.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.00%, 10/29/28 (Call 08/29/28)	1,650	1,674,931
3.88%, 01/23/28 (Call 10/23/27)(a)	499	534,993
Air Lease Corp.
2.10%, 09/01/28 (Call 07/01/28)	385	373,681
4.63%, 10/01/28 (Call 07/01/28)(a)	549	615,852
Brookfield Finance Inc., 3.90%, 01/25/28 (Call 10/25/27)	540	596,489
Capital One Financial Corp., 3.80%, 01/31/28 (Call 12/31/27)(a)	1,291	1,424,025
Charles Schwab Corp. (The)
2.00%, 03/20/28 (Call 01/20/28)	1,161	1,171,588
3.20%, 01/25/28 (Call 10/25/27)	790	856,613
CME Group Inc., 3.75%, 06/15/28 (Call 03/15/28)	732	818,932
Intercontinental Exchange Inc., 3.75%, 09/21/28 (Call 06/21/28)+	772	856,449
Lazard Group LLC, 4.50%, 09/19/28 (Call 06/19/28)(a)	325	372,837
Mastercard Inc., 3.50%, 02/26/28 (Call 11/26/27)	519	573,692
Nomura Holdings Inc., 2.17%, 07/14/28	465	455,440

		10,325,522

Electric — 8.2%
AEP Texas Inc., 3.95%, 06/01/28 (Call 03/01/28)	138	153,241
Ameren Corp., 1.75%, 03/15/28 (Call 01/15/28)	367	358,460
Ameren Illinois Co., 3.80%, 05/15/28 (Call 02/15/28)	340	378,882
American Electric Power Co. Inc., Series J, 4.30%, 12/01/28 (Call 09/01/28)	740	836,829
Atlantic City Electric Co., 4.00%, 10/15/28 (Call 07/15/28)	342	385,424
Berkshire Hathaway Energy Co., 3.25%, 04/15/28 (Call 01/15/28)	603	653,748
CenterPoint Energy Inc., 4.25%, 11/01/28 (Call 08/01/28)(a)	450	508,977
Commonwealth Edison Co., 3.70%, 08/15/28 (Call 05/15/28).	595	665,882
Consolidated Edison Co. of New York Inc.
3.80%, 05/15/28 (Call 02/15/28)	373	414,720
Series D, 4.00%, 12/01/28 (Call 09/01/28)(a)	285	322,064
Consumers Energy Co., 3.80%, 11/15/28 (Call 08/15/28)	281	314,560
Dominion Energy Inc., 4.25%, 06/01/28 (Call 03/01/28)	798	900,806
DTE Electric Co., Series A, 1.90%, 04/01/28 (Call 02/01/28)	226	226,538
Duke Energy Carolinas LLC
3.95%, 11/15/28 (Call 08/15/28)	651	736,027
Series A, 6.00%, 12/01/28	220	274,107
Duke Energy Florida LLC, 3.80%, 07/15/28 (Call 04/15/28)(a)	617	688,338
Duke Energy Progress LLC, 3.70%, 09/01/28 (Call 06/01/28)	550	611,572
Edison International, 4.13%, 03/15/28 (Call 12/15/27)(a)	511	546,882
Enel Chile SA, 4.88%, 06/12/28 (Call 03/12/28)	894	1,011,749
Entergy Arkansas LLC, 4.00%, 06/01/28 (Call 03/01/28)(a)	155	174,270
Entergy Corp., 1.90%, 06/15/28 (Call 04/15/28)(a)	431	422,565

Security	Par (000)	Value

Electric (continued)
Entergy Louisiana LLC, 3.25%, 04/01/28 (Call 01/01/28)	$375	$403,215
Entergy Mississippi LLC, 2.85%, 06/01/28 (Call 03/01/28)	555	585,214
Eversource Energy, Series M, 3.30%, 01/15/28 (Call 10/15/27)	582	626,797
Indiana Michigan Power Co., 3.85%, 05/15/28 (Call 02/15/28).	415	460,538
Interstate Power & Light Co., 4.10%, 09/26/28 (Call 06/26/28).	510	577,396
Mississippi Power Co., 3.95%, 03/30/28 (Call 12/30/27)	345	384,454
National Rural Utilities Cooperative Finance Corp.
3.40%, 02/07/28 (Call 11/07/27)	659	716,471
3.90%, 11/01/28 (Call 08/01/28)	419	469,360
NextEra Energy Capital Holdings Inc., 1.90%, 06/15/28 (Call 04/15/28)	1,455	1,439,766
Oklahoma Gas & Electric Co., 3.80%, 08/15/28 (Call 02/15/28)	510	565,983
Oncor Electric Delivery Co. LLC, 3.70%, 11/15/28 (Call 08/15/28)	706	788,849
Pacific Gas and Electric Co.
3.00%, 06/15/28 (Call 04/15/28)	400	403,140
3.75%, 07/01/28	994	1,042,925
4.65%, 08/01/28 (Call 05/01/28)	305	333,243
Public Service Co. of Colorado, 3.70%, 06/15/28 (Call 12/15/27)	435	482,445
Public Service Electric & Gas Co.
3.65%, 09/01/28 (Call 06/01/28)	530	589,058
3.70%, 05/01/28 (Call 02/01/28)	145	161,671
Puget Energy Inc., 2.38%, 06/15/28 (Call 04/15/28)	510	504,987
Sempra Energy, 3.40%, 02/01/28 (Call 11/01/27)	972	1,045,542
Southern California Edison Co., Series B, 3.65%, 03/01/28 (Call 12/01/27)	394	426,040
Southern Co. (The), Series 21-B, 1.75%, 03/15/28 (Call 01/15/28)	280	273,745
Southwestern Electric Power Co., Series M, 4.10%, 09/15/28 (Call 06/15/28)	673	754,763
Virginia Electric & Power Co., Series A, 3.80%, 04/01/28 (Call 01/01/28)	447	496,742
Wisconsin Electric Power Co., 1.70%, 06/15/28 (Call 04/15/28)	75	74,083
Xcel Energy Inc., 4.00%, 06/15/28 (Call 12/15/27)	730	817,658

		25,009,726

Electronics — 1.2%
Arrow Electronics Inc., 3.88%, 01/12/28 (Call 10/12/27)	666	720,399
Hubbell Inc., 3.50%, 02/15/28 (Call 11/15/27)	339	368,039
Jabil Inc., 3.95%, 01/12/28 (Call 10/12/27)	644	706,404
TD SYNNEX Corp., 2.38%, 08/09/28 (Call 06/09/28)(b)	490	480,616
Trimble Inc., 4.90%, 06/15/28 (Call 03/15/28)	765	876,430
Vontier Corp., 2.40%, 04/01/28 (Call 02/01/28)(b)	455	445,513

		3,597,401

Environmental Control — 0.7%
Republic Services Inc., 3.95%, 05/15/28 (Call 02/15/28)	757	847,832
Waste Connections Inc., 4.25%, 12/01/28 (Call 09/01/28)	720	821,650
Waste Management Inc., 1.15%, 03/15/28 (Call 01/15/28)	472	450,052

		2,119,534

Food — 2.3%
Campbell Soup Co., 4.15%, 03/15/28 (Call 12/15/27)	1,163	1,302,583
Conagra Brands Inc.
4.85%, 11/01/28 (Call 08/01/28)(a)	1,339	1,562,667
7.00%, 10/01/28	390	508,849
General Mills Inc., 4.20%, 04/17/28 (Call 01/17/28)	1,589	1,799,113
Hormel Foods Corp., 1.70%, 06/03/28 (Call 04/03/28)	175	173,558
Kellogg Co., 4.30%, 05/15/28 (Call 02/15/28)	763	868,042

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Mondelez International Inc., 4.13%, 05/07/28 (Call 02/07/28)(a)	$640	$734,605

		6,949,417

Forest Products & Paper — 0.1%
Suzano Austria GmbH, 2.50%, 09/15/28 (Call 07/15/28)	350	332,167

Gas — 0.4%
CenterPoint Energy Resources Corp., 4.00%, 04/01/28 (Call 01/01/28)	409	454,305
National Fuel Gas Co., 4.75%, 09/01/28 (Call 06/01/28)	315	351,981
Southwest Gas Corp., 3.70%, 04/01/28 (Call 01/01/28)	410	447,330

		1,253,616

Hand & Machine Tools — 0.3%
Kennametal Inc., 4.63%, 06/15/28 (Call 03/15/28)	295	330,568
Stanley Black & Decker Inc., 4.25%, 11/15/28 (Call 08/15/28)	641	739,272

		1,069,840

Health Care - Products — 1.2%
Abbott Laboratories, 1.15%, 01/30/28 (Call 11/30/27)(a)	551	534,613
Boston Scientific Corp., 4.00%, 03/01/28 (Call 12/01/27)	529	597,315
Edwards Lifesciences Corp., 4.30%, 06/15/28 (Call 03/15/28)	792	903,521
PerkinElmer Inc., 1.90%, 09/15/28 (Call 07/15/28)	195	191,584
Stryker Corp., 3.65%, 03/07/28 (Call 12/07/27)	813	898,243
Thermo Fisher Scientific Inc., 1.75%, 10/15/28 (Call 08/15/28)	550	541,673

		3,666,949

Health Care - Services — 1.8%
Advocate Health & Hospitals Corp., 3.83%, 08/15/28 (Call 05/15/28)	495	555,009
Anthem Inc., 4.10%, 03/01/28 (Call 12/01/27)	1,145	1,286,820
CHRISTUS Health, Series C, 4.34%, 07/01/28 (Call 04/01/28)	230	261,703
Mercy Health/OH, Series 2018, 4.30%, 07/01/28 (Call 01/01/28)	255	290,131
Sutter Health, Series 2018, 3.70%, 08/15/28 (Call 05/15/28)(a)	425	470,399
Toledo Hospital (The), Series B, 5.33%, 11/15/28	395	446,800
UnitedHealth Group Inc.
3.85%, 06/15/28	961	1,082,345
3.88%, 12/15/28	892	1,009,209

		5,402,416

Holding Companies - Diversified — 1.1%
Ares Capital Corp., 2.88%, 06/15/28 (Call 04/15/28)	1,235	1,240,348
Blackstone Secured Lending Fund, 2.85%, 09/30/28 (Call 07/30/28)(b)	585	573,797
FS KKR Capital Corp., 3.13%, 10/12/28 (Call 08/12/28)	650	640,354
Owl Rock Capital Corp., 2.88%, 06/11/28 (Call 04/11/28)	815	802,734
Prospect Capital Corp., 3.44%, 10/15/28 (Call 08/15/28)	280	268,929

		3,526,162

Household Products & Wares — 0.6%
Avery Dennison Corp., 4.88%, 12/06/28 (Call 09/06/28)	385	453,388
Clorox Co. (The), 3.90%, 05/15/28 (Call 02/15/28)(a)	622	698,699
Kimberly-Clark Corp., 3.95%, 11/01/28 (Call 08/01/28)	550	627,753

		1,779,840

Insurance — 3.1%
American International Group Inc., 4.20%, 04/01/28 (Call 01/01/28)	857	968,839
Aon Corp., 4.50%, 12/15/28 (Call 09/15/28)	576	665,142
Assurant Inc., 4.90%, 03/27/28 (Call 12/27/27)	390	447,790
Athene Holding Ltd., 4.13%, 01/12/28 (Call 10/12/27)	997	1,102,014
Cincinnati Financial Corp., 6.92%, 05/15/28	240	309,410

Security	Par (000)	Value

Insurance (continued)
Equitable Holdings Inc.
4.35%, 04/20/28 (Call 01/20/28)	$1,584	$1,790,443
7.00%, 04/01/28	150	190,638
Fairfax Financial Holdings Ltd., 4.85%, 04/17/28 (Call 01/17/28)	641	726,580
Fidelity National Financial Inc., 4.50%, 08/15/28 (Call 05/15/28)	574	650,933
Globe Life Inc., 4.55%, 09/15/28 (Call 06/15/28)	575	660,934
Lincoln National Corp., 3.80%, 03/01/28 (Call 12/01/27)	469	518,184
Prudential Financial Inc., 3.88%, 03/27/28 (Call 12/27/27)	486	545,068
Willis North America Inc., 4.50%, 09/15/28 (Call 06/15/28)	746	845,830

		9,421,805

Internet — 1.3%
Amazon.com Inc., 1.65%, 05/12/28 (Call 03/12/28)	570	567,692
Baidu Inc.
4.38%, 03/29/28 (Call 12/29/27)	195	216,124
4.88%, 11/14/28 (Call 08/14/28)(a)	555	636,774
Booking Holdings Inc., 3.55%, 03/15/28 (Call 12/15/27)	749	830,034
E*TRADE Financial Corp., 4.50%, 06/20/28 (Call 03/20/28)	586	667,360
Expedia Group Inc., 3.80%, 02/15/28 (Call 11/15/27)(a)	1,087	1,173,167

		4,091,151

Iron & Steel — 0.2%
Nucor Corp., 3.95%, 05/01/28 (Call 02/01/28)	455	507,653

Lodging — 1.1%
Hyatt Hotels Corp., 4.38%, 09/15/28 (Call 06/15/28)(a)	440	482,539
Marriott International Inc./MD
Series AA, 4.65%, 12/01/28 (Call 09/01/28)(a)	315	357,298
Series X, 4.00%, 04/15/28 (Call 01/15/28)	542	593,376
Sands China Ltd., 5.40%, 08/08/28 (Call 05/08/28)	1,715	1,855,219

		3,288,432

Machinery — 1.3%
ABB Finance USA Inc., 3.80%, 04/03/28 (Call 01/03/28)	55	61,808
John Deere Capital Corp.
1.50%, 03/06/28	251	247,059
3.05%, 01/06/28	646	698,869
nVent Finance Sarl, 4.55%, 04/15/28 (Call 01/15/28)	440	484,075
Oshkosh Corp., 4.60%, 05/15/28 (Call 02/15/28)	465	529,286
Westinghouse Air Brake Technologies Corp., 4.95%, 09/15/28 (Call 06/15/28)	1,263	1,449,608
Xylem Inc./NY, 1.95%, 01/30/28 (Call 11/30/27)	602	601,199

		4,071,904

Manufacturing — 0.6%
3M Co., 3.63%, 09/14/28 (Call 06/14/28)	654	730,871
Textron Inc., 3.38%, 03/01/28 (Call 12/01/27)(a)	420	449,904
Trane Technologies Global Holding Co. Ltd., 3.75%, 08/21/28 (Call 05/21/28)	630	694,783

		1,875,558

Media — 4.5%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.75%, 02/15/28 (Call 11/15/27)	1,041	1,132,004
4.20%, 03/15/28 (Call 12/15/27)	1,275	1,417,354
Comcast Corp.
3.15%, 02/15/28 (Call 11/15/27)	1,376	1,481,828
3.55%, 05/01/28 (Call 02/01/28)(a)	969	1,067,635
4.15%, 10/15/28 (Call 07/15/28)	3,630	4,140,668
Discovery Communications LLC, 3.95%, 03/20/28 (Call 12/20/27)(a)	1,585	1,745,497
TCI Communications Inc., 7.13%, 02/15/28	342	447,237

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
ViacomCBS Inc.
3.38%, 02/15/28 (Call 11/15/27)(a)	$565	$612,166
3.70%, 06/01/28 (Call 03/01/28)	551	604,585
Walt Disney Co. (The), 2.20%, 01/13/28	961	980,806

		13,629,780

Metal Fabricate & Hardware — 0.2%
Timken Co. (The), 4.50%, 12/15/28 (Call 09/15/28)	431	479,216

Mining — 0.5%
AngloGold Ashanti Holdings PLC, 3.38%, 11/01/28 (Call 09/01/28)	560	557,351
Rio Tinto Finance USA Ltd., 7.13%, 07/15/28	763	1,011,067

		1,568,418

Office & Business Equipment — 0.2%
CDW LLC/CDW Finance Corp., 4.25%, 04/01/28 (Call 10/01/22)	500	519,095

Oil & Gas — 3.8%
BP Capital Markets America Inc.
3.94%, 09/21/28 (Call 06/21/28)	1,123	1,257,513
4.23%, 11/06/28 (Call 08/06/28)	1,765	2,014,006
BP Capital Markets PLC, 3.72%, 11/28/28 (Call 08/28/28)	762	845,210
Chevron USA Inc., 3.85%, 01/15/28 (Call 10/15/27)	671	752,453
ConocoPhillips, 4.30%, 08/15/28 (Call 05/15/28)(b)	919	1,052,044
Devon Energy Corp., 5.88%, 06/15/28 (Call 06/15/23)(b)	395	433,098
Marathon Petroleum Corp., 3.80%, 04/01/28 (Call 01/01/28)	585	638,212
Phillips 66, 3.90%, 03/15/28 (Call 12/15/27)	744	820,714
Shell International Finance BV, 3.88%, 11/13/28 (Call 08/13/28)	1,382	1,557,887
TotalEnergies Capital SA, 3.88%, 10/11/28	1,216	1,376,013
Valero Energy Corp., 4.35%, 06/01/28 (Call 03/01/28)	767	859,331

		11,606,481

Packaging & Containers — 0.7%
Amcor Finance USA Inc., 4.50%, 05/15/28 (Call 02/15/28)	653	745,008
WRKCo Inc.
3.90%, 06/01/28 (Call 03/01/28)	543	601,101
4.00%, 03/15/28 (Call 12/15/27)(a)	630	700,138

		2,046,247

Pharmaceuticals — 7.3%
AbbVie Inc., 4.25%, 11/14/28 (Call 08/14/28)(a)	1,910	2,169,569
Astrazeneca Finance LLC, 1.75%, 05/28/28 (Call 03/28/28)	250	249,083
Bristol-Myers Squibb Co., 3.90%, 02/20/28 (Call 11/20/27)	1,334	1,499,616
Cigna Corp., 4.38%, 10/15/28 (Call 07/15/28)	3,605	4,132,123
CVS Health Corp., 4.30%, 03/25/28 (Call 12/25/27)	2,580	2,923,785
GlaxoSmithKline Capital Inc., 3.88%, 05/15/28	1,682	1,896,926
Johnson & Johnson, 2.90%, 01/15/28 (Call 10/15/27)	1,185	1,273,923
McKesson Corp., 3.95%, 02/16/28 (Call 11/16/27)	721	802,567
Merck Sharp & Dohme Corp., 5.95%, 12/01/28	87	109,961
Mylan Inc., 4.55%, 04/15/28 (Call 01/15/28)	891	1,009,797
Pfizer Inc., 3.60%, 09/15/28 (Call 06/15/28)	991	1,107,918
Pharmacia LLC, 6.60%, 12/01/28(a)	605	798,866
Sanofi, 3.63%, 06/19/28 (Call 03/19/28)	1,161	1,311,442
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28 (Call 08/26/28)	1,840	2,176,407
Zoetis Inc., 3.90%, 08/20/28 (Call 05/20/28)	737	825,543

		22,287,526

Pipelines — 3.9%
Enable Midstream Partners LP, 4.95%, 05/15/28 (Call 02/15/28)	730	816,417
Energy Transfer LP, 4.95%, 06/15/28 (Call 03/15/28)	1,020	1,167,288

Security	Par (000)	Value

Pipelines (continued)
Enterprise Products Operating LLC, 4.15%, 10/16/28 (Call 07/16/28)(a)	$910	$1,028,191
Kinder Morgan Inc., 4.30%, 03/01/28 (Call 12/01/27)(a)	1,235	1,388,745
MPLX LP, 4.00%, 03/15/28 (Call 12/15/27)	1,242	1,366,225
ONEOK Inc., 4.55%, 07/15/28 (Call 04/15/28)	917	1,032,450
Phillips 66 Partners LP, 3.75%, 03/01/28 (Call 12/01/27)	499	542,608
Sabine Pass Liquefaction LLC, 4.20%, 03/15/28 (Call 09/15/27)	1,247	1,385,429
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28	316	408,288
TransCanada PipeLines Ltd., 4.25%, 05/15/28 (Call 02/15/28)(a)	1,446	1,632,982
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28 (Call 12/15/27)	425	471,610
Valero Energy Partners LP, 4.50%, 03/15/28 (Call 12/15/27)	556	624,527

		11,864,760

Real Estate Investment Trusts — 6.7%
Agree LP, 2.00%, 06/15/28 (Call 04/15/28)(a)	195	191,636
Alexandria Real Estate Equities Inc., 3.95%, 01/15/28 (Call 10/15/27)	465	519,438
American Homes 4 Rent LP, 4.25%, 02/15/28 (Call 11/15/27)	595	668,334
American Tower Corp.
1.50%, 01/31/28 (Call 11/30/27)	810	777,665
3.60%, 01/15/28 (Call 10/15/27)	731	791,951
AvalonBay Communities Inc., 3.20%, 01/15/28 (Call 10/15/27)	408	439,567
Boston Properties LP, 4.50%, 12/01/28 (Call 09/01/28)	1,009	1,152,470
Brixmor Operating Partnership LP, 2.25%, 04/01/28 (Call 02/01/28)	340	339,660
Camden Property Trust, 4.10%, 10/15/28 (Call 07/15/28)(a)	430	488,450
Crown Castle International Corp., 3.80%, 02/15/28 (Call 11/15/27)	1,215	1,331,798
Digital Realty Trust LP, 4.45%, 07/15/28 (Call 04/15/28)(a)	749	854,976
Duke Realty LP, 4.00%, 09/15/28 (Call 06/15/28)	579	650,981
EPR Properties, 4.95%, 04/15/28 (Call 01/15/28)	300	329,007
Equinix Inc.
1.55%, 03/15/28 (Call 01/15/28)	462	448,015
2.00%, 05/15/28 (Call 03/15/28)	95	93,880
ERP Operating LP
3.50%, 03/01/28 (Call 12/01/27)	435	475,042
4.15%, 12/01/28 (Call 09/01/28)	486	551,547
Essex Portfolio LP, 1.70%, 03/01/28 (Call 01/01/28)(a)	380	370,591
GLP Capital LP/GLP Financing II Inc., 5.75%, 06/01/28 (Call 03/03/28)	640	744,429
Healthcare Realty Trust Inc., 3.63%, 01/15/28 (Call 10/15/27) .	320	347,744
Highwoods Realty LP, 4.13%, 03/15/28 (Call 12/15/27)	280	310,514
Kilroy Realty LP, 4.75%, 12/15/28 (Call 09/15/28)	250	288,108
Kimco Realty Corp., 1.90%, 03/01/28 (Call 01/01/28)(a)	346	341,533
Mid America Apartments LP, 4.20%, 06/15/28 (Call 03/15/28)	508	576,788
National Retail Properties Inc., 4.30%, 10/15/28 (Call 07/15/28)	410	463,251
Omega Healthcare Investors Inc., 4.75%, 01/15/28 (Call 10/15/27)	555	619,929
Physicians Realty LP, 3.95%, 01/15/28 (Call 10/15/27)	260	286,208
Prologis LP, 3.88%, 09/15/28 (Call 06/15/28)	490	552,852
Public Storage, 1.85%, 05/01/28 (Call 03/01/28)	245	244,897
Realty Income Corp., 3.65%, 01/15/28 (Call 10/15/27)	393	432,819
Regency Centers LP, 4.13%, 03/15/28 (Call 12/15/27)	280	313,365
Simon Property Group LP, 1.75%, 02/01/28 (Call 11/01/27)	492	483,252
Spirit Realty LP, 2.10%, 03/15/28 (Call 01/15/28)(a)	430	422,187
STORE Capital Corp., 4.50%, 03/15/28 (Call 12/15/27)	330	369,923
Sun Communities Operating LP, 2.30%, 11/01/28 (Call 09/01/28)	30	29,777

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2028 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
UDR Inc., 3.50%, 01/15/28 (Call 10/15/27)	$285	$307,754
Ventas Realty LP, 4.00%, 03/01/28 (Call 12/01/27)(a)	643	712,585
VEREIT Operating Partnership LP
2.20%, 06/15/28 (Call 04/15/28)	560	561,775
3.40%, 01/15/28 (Call 11/15/27)	671	720,238
Welltower Inc., 4.25%, 04/15/28 (Call 01/15/28)	675	762,737

		20,367,673

Retail — 3.4%
AutoNation Inc., 1.95%, 08/01/28 (Call 06/01/28)(a)	300	292,488
Best Buy Co. Inc., 4.45%, 10/01/28 (Call 07/01/28)	678	774,832
Dollar General Corp., 4.13%, 05/01/28 (Call 02/01/28)	663	749,309
Dollar Tree Inc., 4.20%, 05/15/28 (Call 02/15/28)	1,409	1,586,844
Home Depot Inc. (The)
0.90%, 03/15/28 (Call 01/15/28)	297	282,619
1.50%, 09/15/28 (Call 07/15/28)(a)	100	98,101
3.90%, 12/06/28 (Call 09/06/28)	902	1,025,475
Lowe’s Companies Inc.
1.30%, 04/15/28 (Call 02/15/28)	1,170	1,124,499
1.70%, 09/15/28 (Call 07/15/28)	105	103,016
McDonald’s Corp., 3.80%, 04/01/28 (Call 01/01/28)	1,224	1,361,639
O’Reilly Automotive Inc., 4.35%, 06/01/28 (Call 03/01/28)	680	776,805
Starbucks Corp.
3.50%, 03/01/28 (Call 12/01/27)	759	830,301
4.00%, 11/15/28 (Call 08/15/28)	814	920,422
TJX Companies Inc. (The), 1.15%, 05/15/28 (Call 03/15/28)	281	271,232
Walmart Inc., 3.70%, 06/26/28 (Call 03/26/28)	80	90,138

		10,287,720

Semiconductors — 3.0%
Analog Devices Inc., 1.70%, 10/01/28 (Call 08/01/28)	545	540,624
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.50%, 01/15/28 (Call 10/15/27)	827	891,688
Broadcom Inc.
1.95%, 02/15/28 (Call 12/15/27)(a)(b)	752	736,298
4.11%, 09/15/28 (Call 06/15/28)	1,907	2,101,933
Intel Corp., 1.60%, 08/12/28 (Call 06/12/28)(a)	970	956,653
Marvell Technology Inc.
2.45%, 04/15/28 (Call 02/15/28)	515	517,637
4.88%, 06/22/28 (Call 03/22/28)(b)	620	713,248
NVIDIA Corp., 1.55%, 06/15/28 (Call 04/15/28)	1,210	1,190,144
NXP BV/NXP Funding LLC, 5.55%, 12/01/28 (Call 09/01/28)(a)(b)	617	745,891
QUALCOMM Inc., 1.30%, 05/20/28 (Call 02/20/28)	883	855,318

		9,249,434

Shipbuilding — 0.1%
Huntington Ingalls Industries Inc., 2.04%, 08/16/28 (Call 06/16/28)(b)	205	200,746

Software — 2.4%
Fidelity National Information Services Inc., 1.65%, 03/01/28 (Call 01/01/28)(a)	562	546,888
Fiserv Inc., 4.20%, 10/01/28 (Call 07/01/28)	1,137	1,284,696
Oracle Corp., 2.30%, 03/25/28 (Call 01/25/28)	1,591	1,609,090
Roper Technologies Inc., 4.20%, 09/15/28 (Call 06/15/28)	982	1,110,190
salesforce.com Inc.
1.50%, 07/15/28 (Call 05/15/28)(a)	895	881,324
3.70%, 04/11/28 (Call 01/11/28)	1,328	1,484,173
VMware Inc., 1.80%, 08/15/28 (Call 06/15/28)	480	467,530

		7,383,891

Security	Par/ Shares (000)	Value

Telecommunications — 5.7%
AT&T Inc.
1.65%, 02/01/28 (Call 12/01/27)	$1,603	$1,562,973
4.10%, 02/15/28 (Call 11/15/27)(a)	2,290	2,567,823
British Telecommunications PLC, 5.13%, 12/04/28 (Call 09/04/28)(a)	830	955,230
Motorola Solutions Inc., 4.60%, 02/23/28 (Call 11/23/27)	829	950,581
T Mobile USA Inc., 2.05%, 02/15/28 (Call 12/15/27)	1,962	1,944,617
Verizon Communications Inc.
2.10%, 03/22/28 (Call 01/22/28)	1,421	1,425,419
4.33%, 09/21/28	4,079	4,655,975
Vodafone Group PLC, 4.38%, 05/30/28	3,056	3,483,565

		17,546,183

Transportation — 2.9%
Canadian National Railway Co., 6.90%, 07/15/28	600	785,130
Canadian Pacific Railway Co., 4.00%, 06/01/28 (Call 03/01/28)	728	815,746
CH Robinson Worldwide Inc., 4.20%, 04/15/28 (Call 01/15/28)	833	938,824
CSX Corp., 3.80%, 03/01/28 (Call 12/01/27)	1,032	1,145,613
FedEx Corp.
3.40%, 02/15/28 (Call 11/15/27)(a)	661	720,867
4.20%, 10/17/28 (Call 07/17/28)	522	595,565
Kirby Corp., 4.20%, 03/01/28 (Call 12/01/27)	650	711,562
Norfolk Southern Corp., 3.80%, 08/01/28 (Call 05/01/28)	825	920,254
Union Pacific Corp., 3.95%, 09/10/28 (Call 06/10/28)	1,020	1,150,489
Walmart Inc., 1.50%, 09/22/28 (Call 07/22/28)	1,145	1,132,245

		8,916,295

Trucking & Leasing — 0.2%
GATX Corp.
3.50%, 03/15/28 (Call 12/15/27)(a)	195	211,831
4.55%, 11/07/28 (Call 08/07/28)	448	513,381

		725,212

Water — 0.2%
American Water Capital Corp., 3.75%, 09/01/28 (Call 06/01/28)(a)	593	661,533
United Utilities PLC, 6.88%, 08/15/28(a)	50	63,880

		725,413

Total Corporate Bonds & Notes — 98.7% (Cost: $293,517,614)		301,236,780

Short-Term Investments

Money Market Funds — 7.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	21,655	21,666,005
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	530	530,000

		22,196,005

Total Short-Term Investments — 7.3% (Cost: $22,191,689)		22,196,005

Total Investments in Securities — 106.0% (Cost: $315,709,303)		323,432,785

Other Assets, Less Liabilities — (6.0)%		(18,312,667)

Net Assets — 100.0%		$305,120,118

(a)	All or a portion of this security is on loan.

80	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2028 Term Corporate ETF

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$5,913,303	$15,755,435	(a)	$—		$(1,562)	$(1,171)	$21,666,005	21,655	$27,346(b	)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	701,000	—		(171,000	)(a)	—	—	530,000	530	177		—

						$(1,562)	$(1,171)	$22,196,005		$27,523		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$301,236,780	$—	$301,236,780
Money Market Funds	22,196,005	—	—	22,196,005

	$22,196,005	$301,236,780	$—	$323,432,785

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2029 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 0.8%
Boeing Co. (The), 3.20%, 03/01/29 (Call 12/01/28)	$502	$520,122
L3Harris Technologies Inc., 2.90%, 12/15/29 (Call 09/15/29)	331	345,865
Raytheon Technologies Corp., 7.50%, 09/15/29	200	275,318

		1,141,305

Agriculture — 1.4%
Altria Group Inc., 4.80%, 02/14/29 (Call 11/14/28)	958	1,091,957
BAT Capital Corp., 3.46%, 09/06/29 (Call 06/06/29)	327	341,182
Philip Morris International Inc., 3.38%, 08/15/29 (Call 05/15/29)(a)	491	534,645

		1,967,784

Airlines — 0.2%
American Airlines Pass Through Trust
Series 2017-1, Class AA, 3.65%, 02/15/29	78	81,867
Series 2017-2, Class AA, 3.35%, 04/15/31	158	161,667

		243,534

Auto Manufacturers — 0.7%
General Motors Financial Co. Inc., 5.65%, 01/17/29 (Call 10/17/28)	342	407,989
Toyota Motor Corp., 2.76%, 07/02/29	162	171,350
Toyota Motor Credit Corp., 3.65%, 01/08/29	357	399,976

		979,315

Auto Parts & Equipment — 0.3%
Aptiv PLC, 4.35%, 03/15/29 (Call 12/15/28)	155	176,565
Lear Corp., 4.25%, 05/15/29 (Call 02/15/29)	264	294,838

		471,403

Banks — 8.2%
Banco Santander SA, 3.31%, 06/27/29(a)	557	596,720
Bank of New York Mellon Corp. (The), 3.30%, 08/23/29 (Call 05/23/29)	490	533,801
Comerica Inc., 4.00%, 02/01/29 (Call 10/31/28)	413	468,524
ING Groep NV, 4.05%, 04/09/29	364	411,207
KeyBank N.A./Cleveland OH, 3.90%, 04/13/29 (Call 03/13/29)	221	245,354
KeyCorp., 2.55%, 10/01/29	485	500,195
Mitsubishi UFJ Financial Group Inc.
3.20%, 07/18/29	935	991,661
3.74%, 03/07/29	571	630,658
Northern Trust Corp., 3.15%, 05/03/29 (Call 02/03/29)	396	430,567
PNC Bank N.A., 2.70%, 10/22/29	511	532,503
PNC Financial Services Group Inc. (The), 3.45%, 04/23/29 (Call 01/23/29)	826	908,063
Sumitomo Mitsui Financial Group Inc.
2.72%, 09/27/29	252	258,592
3.04%, 07/16/29	1,265	1,326,340
3.20%, 09/17/29	270	282,620
Truist Financial Corp., 3.88%, 03/19/29 (Call 02/19/29)	378	423,281
U.S. Bancorp., 3.00%, 07/30/29 (Call 04/30/29)	666	709,190
Webster Financial Corp., 4.10%, 03/25/29 (Call 12/25/28)	205	225,861
Wells Fargo & Co., 4.15%, 01/24/29 (Call 10/24/28)	1,465	1,648,242
Wintrust Financial Corp., 4.85%, 06/06/29	90	97,480
Zions Bancorp. N.A., 3.25%, 10/29/29 (Call 07/29/29)(a)	360	372,733

		11,593,592

Beverages — 3.4%
Anheuser-Busch InBev Worldwide Inc., 4.75%, 01/23/29 (Call 10/23/28)(a)	1,726	2,026,065
Coca-Cola Co. (The), 2.13%, 09/06/29	679	691,480
Constellation Brands Inc., 3.15%, 08/01/29 (Call 05/01/29)	551	584,796
Diageo Capital PLC, 2.38%, 10/24/29 (Call 07/24/29)	631	646,863

Security	Par (000)	Value

Beverages (continued)
PepsiCo Inc.
2.63%, 07/29/29 (Call 04/29/29)	$614	$648,102
7.00%, 03/01/29	119	162,778

		4,760,084

Building Materials — 0.5%
Fortune Brands Home & Security Inc., 3.25%, 09/15/29 (Call 06/15/29)	475	509,703
Owens Corning, 3.95%, 08/15/29 (Call 05/15/29)(a)	230	256,519

		766,222

Chemicals — 2.5%
Cabot Corp., 4.00%, 07/01/29 (Call 04/01/29)	175	190,038
Dow Chemical Co. (The), 7.38%, 11/01/29	489	661,861
FMC Corp., 3.45%, 10/01/29 (Call 07/01/29)	368	396,078
Huntsman International LLC, 4.50%, 05/01/29 (Call 02/01/29)	464	521,239
Nutrien Ltd., 4.20%, 04/01/29 (Call 01/01/29)	455	515,993
PPG Industries Inc., 2.80%, 08/15/29 (Call 05/15/29)	179	187,207
Rohm & Haas Co., 7.85%, 07/15/29	150	205,594
RPM International Inc., 4.55%, 03/01/29 (Call 12/01/28)	283	322,493
Sherwin-Williams Co. (The), 2.95%, 08/15/29 (Call 05/15/29)	484	511,903

		3,512,406

Commercial Services — 2.5%
Global Payments Inc., 3.20%, 08/15/29 (Call 05/15/29)	781	816,871
Moody’s Corp., 4.25%, 02/01/29 (Call 11/01/28)(a)	312	356,100
PayPal Holdings Inc., 2.85%, 10/01/29 (Call 07/01/29)	774	817,607
RELX Capital Inc., 4.00%, 03/18/29 (Call 12/18/28)	620	692,652
S&P Global Inc., 2.50%, 12/01/29 (Call 09/01/29)(a)	437	453,440
Verisk Analytics Inc., 4.13%, 03/15/29 (Call 12/15/28)	319	360,425

		3,497,095

Computers — 2.6%
Apple Inc., 2.20%, 09/11/29 (Call 06/11/29)	800	817,328
Dell International LLC/EMC Corp., 5.30%, 10/01/29 (Call 07/01/29)(a)	840	1,010,234
International Business Machines Corp., 3.50%, 05/15/29	1,695	1,855,551

		3,683,113

Cosmetics & Personal Care — 0.6%
Estee Lauder Companies Inc. (The), 2.38%, 12/01/29 (Call 09/01/29)	407	420,728
Unilever Capital Corp., 2.13%, 09/06/29 (Call 06/06/29)	486	495,176

		915,904

Diversified Financial Services — 2.6%
Air Lease Corp., 3.25%, 10/01/29 (Call 07/01/29)	254	264,421
Brookfield Finance Inc., 4.85%, 03/29/29 (Call 12/29/28)(a)	605	706,519
Charles Schwab Corp. (The)
2.75%, 10/01/29 (Call 07/01/29)	308	323,286
3.25%, 05/22/29 (Call 02/22/29)	590	640,581
4.00%, 02/01/29 (Call 11/01/28)	198	224,273
Lazard Group LLC, 4.38%, 03/11/29 (Call 12/11/28)	371	419,167
Mastercard Inc., 2.95%, 06/01/29 (Call 03/01/29)	555	596,214
Synchrony Financial, 5.15%, 03/19/29 (Call 12/19/28)	387	450,712

		3,625,173

Electric — 6.2%
Arizona Public Service Co., 2.60%, 08/15/29 (Call 05/15/29)	299	307,345
Avangrid Inc., 3.80%, 06/01/29 (Call 03/01/29)	453	503,614
Black Hills Corp., 3.05%, 10/15/29 (Call 07/15/29)	245	257,199
DTE Energy Co., Series C, 3.40%, 06/15/29 (Call 03/15/29)	336	361,177
Duke Energy Carolinas LLC, 2.45%, 08/15/29 (Call 05/15/29) .	270	278,054
Duke Energy Corp., 3.40%, 06/15/29 (Call 03/15/29)	371	399,923
Duke Energy Florida LLC, 2.50%, 12/01/29 (Call 09/01/29)	271	279,878
Duke Energy Ohio Inc., 3.65%, 02/01/29 (Call 11/01/28)	215	236,119

82	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2029 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Duke Energy Progress LLC, 3.45%, 03/15/29 (Call 12/15/28)	$257	$281,860
Entergy Texas Inc., 4.00%, 03/30/29 (Call 12/30/28)(a)	174	193,657
Evergy Inc., 2.90%, 09/15/29 (Call 06/15/29)	455	474,588
Eversource Energy, Series O, 4.25%, 04/01/29 (Call 01/01/29)	223	253,315
Georgia Power Co., Series B, 2.65%, 09/15/29 (Call 06/15/29)	316	326,608
Interstate Power & Light Co., 3.60%, 04/01/29 (Call 01/01/29)	59	64,886
MidAmerican Energy Co., 3.65%, 04/15/29 (Call 01/15/29)(a)	410	455,567
National Rural Utilities Cooperative Finance Corp., 3.70%, 03/15/29 (Call 12/15/28)	242	270,300
Nevada Power Co., Series CC, 3.70%, 05/01/29 (Call 02/01/29)	208	231,227
NextEra Energy Capital Holdings Inc.
2.75%, 11/01/29 (Call 08/01/29)	476	493,807
3.50%, 04/01/29 (Call 01/01/29)	360	391,954
NSTAR Electric Co., 3.25%, 05/15/29 (Call 02/15/29)	188	204,181
Oncor Electric Delivery Co. LLC, 5.75%, 03/15/29 (Call 12/15/28)	85	105,457
PacifiCorp., 3.50%, 06/15/29 (Call 03/15/29)	193	211,526
Public Service Electric & Gas Co., 3.20%, 05/15/29 (Call 02/15/29)	170	184,482
Southern California Edison Co.
2.85%, 08/01/29 (Call 05/01/29)	209	215,788
6.65%, 04/01/29	202	252,134
Series A, 4.20%, 03/01/29 (Call 12/01/28)	330	369,320
Union Electric Co., 3.50%, 03/15/29 (Call 12/15/28)	226	247,642
Virginia Electric & Power Co., Series A, 2.88%, 07/15/29 (Call 04/15/29)	306	323,353
Wisconsin Power and Light Co., 3.00%, 07/01/29 (Call 04/01/29)	290	309,244
Xcel Energy Inc., 2.60%, 12/01/29 (Call 06/01/29)	321	330,874

		8,815,079

Electronics — 1.5%
Agilent Technologies Inc., 2.75%, 09/15/29 (Call 06/15/29)	393	408,712
Allegion PLC, 3.50%, 10/01/29 (Call 07/01/29)(a)	195	209,752
Amphenol Corp., 4.35%, 06/01/29 (Call 03/01/29)	240	276,322
Flex Ltd., 4.88%, 06/15/29 (Call 03/15/29)	410	466,268
Honeywell International Inc., 2.70%, 08/15/29 (Call 05/15/29)	380	401,614
Keysight Technologies Inc., 3.00%, 10/30/29 (Call 07/30/29)	353	371,134

		2,133,802

Environmental Control — 0.4%
Waste Connections Inc., 3.50%, 05/01/29 (Call 02/01/29)	302	329,328
Waste Management Inc., 2.00%, 06/01/29 (Call 04/01/29)(a)	170	169,306

		498,634

Food — 1.2%
Ahold Finance USA LLC, 6.88%, 05/01/29	206	270,659
Hershey Co. (The), 2.45%, 11/15/29 (Call 08/15/29)	176	182,715
Kroger Co. (The), 4.50%, 01/15/29 (Call 10/15/28)(a)	366	425,980
Tyson Foods Inc., 4.35%, 03/01/29 (Call 12/01/28)	658	756,970

		1,636,324

Forest Products & Paper — 0.9%
Georgia-Pacific LLC, 7.75%, 11/15/29	170	240,113
Suzano Austria GmbH, 6.00%, 01/15/29 (Call 10/15/28)	855	982,720

		1,222,833

Gas — 0.6%
Atmos Energy Corp., 2.63%, 09/15/29 (Call 06/15/29)	95	98,149
NiSource Inc., 2.95%, 09/01/29 (Call 06/01/29)	425	443,024

Security	Par (000)	Value

Gas (continued)
Piedmont Natural Gas Co. Inc., 3.50%, 06/01/29 (Call 03/01/29)	$354	$382,313

		923,486

Health Care - Products — 1.8%
Boston Scientific Corp., 4.00%, 03/01/29 (Call 12/01/28)	585	657,347
DH Europe Finance II Sarl, 2.60%, 11/15/29 (Call 08/15/29)(a)	551	571,850
PerkinElmer Inc., 3.30%, 09/15/29 (Call 06/15/29)	572	612,423
Thermo Fisher Scientific Inc., 2.60%, 10/01/29 (Call 07/01/29)	616	640,757

		2,482,377

Health Care - Services — 3.6%
Adventist Health System/West, 2.95%, 03/01/29 (Call 12/01/28)	160	167,926
Anthem Inc., 2.88%, 09/15/29 (Call 06/15/29)	499	523,611
Ascension Health, Series B, 2.53%, 11/15/29 (Call 08/15/29)	328	342,052
CommonSpirit Health, 3.35%, 10/01/29 (Call 04/01/29)	594	632,182
HCA Inc., 4.13%, 06/15/29 (Call 03/15/29)	957	1,060,614
Humana Inc., 3.13%, 08/15/29 (Call 05/15/29)	346	366,684
Laboratory Corp. of America Holdings, 2.95%, 12/01/29 (Call 09/01/29)	450	472,212
Providence St Joseph Health Obligated Group, Series 19A, 2.53%, 10/01/29 (Call 07/01/29)(a)	356	369,186
Quest Diagnostics Inc., 4.20%, 06/30/29 (Call 03/30/29)	380	431,920
Rush Obligated Group, Series 2020, 3.92%, 11/15/29 (Call 08/15/29)	169	190,012
UnitedHealth Group Inc., 2.88%, 08/15/29	556	591,484

		5,147,883

Home Furnishings — 0.6%
Leggett & Platt Inc., 4.40%, 03/15/29 (Call 12/15/28)	269	305,697
Whirlpool Corp., 4.75%, 02/26/29 (Call 11/26/28)	473	549,560

		855,257

Household Products & Wares — 0.3%
Kimberly-Clark Corp., 3.20%, 04/25/29 (Call 01/25/29)(a)	364	397,437

Insurance — 4.1%
American International Group Inc., 4.25%, 03/15/29 (Call 12/15/28)(a)	327	371,678
Aon Corp., 3.75%, 05/02/29 (Call 02/02/29)	436	483,323
AXIS Specialty Finance LLC, 3.90%, 07/15/29 (Call 04/15/29)	118	130,002
Brown & Brown Inc., 4.50%, 03/15/29 (Call 12/15/28)	130	147,655
CNA Financial Corp., 3.90%, 05/01/29 (Call 02/01/29)	202	224,004
CNO Financial Group Inc., 5.25%, 05/30/29 (Call 02/28/29)	346	403,844
Enstar Group Ltd., 4.95%, 06/01/29 (Call 03/01/29)	314	353,727
Hartford Financial Services Group Inc. (The), 2.80%, 08/19/29 (Call 05/19/29)	374	389,753
Markel Corp., 3.35%, 09/17/29 (Call 06/17/29)	210	226,775
Marsh & McLennan Companies Inc., 4.38%, 03/15/29 (Call 12/15/28)	768	887,401
PartnerRe Finance B LLC, 3.70%, 07/02/29 (Call 04/02/29)	233	255,739
Principal Financial Group Inc., 3.70%, 05/15/29 (Call 02/15/29)	287	318,074
Progressive Corp. (The)
4.00%, 03/01/29 (Call 12/01/28)(a)	324	368,686
6.63%, 03/01/29(a)	44	57,260
Reinsurance Group of America Inc., 3.90%, 05/15/29 (Call 02/15/29)	373	413,855
RenaissanceRe Holdings Ltd., 3.60%, 04/15/29 (Call 01/15/29)	272	296,861
Unum Group, 4.00%, 06/15/29 (Call 03/15/29)	95	105,087

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2029 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Willis North America Inc., 2.95%, 09/15/29 (Call 06/15/29)	$418	$431,472

		5,865,196

Iron & Steel — 0.1%
ArcelorMittal SA, 4.25%, 07/16/29(a)	70	76,688

Lodging — 0.7%
Choice Hotels International Inc., 3.70%, 12/01/29 (Call 09/01/29)	240	255,206
Las Vegas Sands Corp., 3.90%, 08/08/29 (Call 05/08/29)(a)	405	410,516
Sands China Ltd., 2.85%, 03/08/29 (Call 01/08/29)(b)	325	304,038

		969,760

Machinery — 1.1%
Caterpillar Inc., 2.60%, 09/19/29 (Call 06/19/29)	338	354,045
Deere & Co., 5.38%, 10/16/29	225	281,392
Dover Corp., 2.95%, 11/04/29 (Call 08/04/29)	30	31,691
John Deere Capital Corp.
2.80%, 07/18/29(a)	391	416,114
3.45%, 03/07/29	205	226,826
Rockwell Automation Inc., 3.50%, 03/01/29 (Call 12/01/28)	270	299,702

		1,609,770

Manufacturing — 1.7%
3M Co.
2.38%, 08/26/29 (Call 05/26/29)	531	546,171
3.38%, 03/01/29 (Call 12/01/28)	376	412,385
Parker-Hannifin Corp., 3.25%, 06/14/29 (Call 03/14/29)	530	568,065
Pentair Finance Sarl, 4.50%, 07/01/29 (Call 04/01/29)	170	193,587
Textron Inc., 3.90%, 09/17/29 (Call 06/17/29)	229	253,558
Trane Technologies Luxembourg Finance SA, 3.80%, 03/21/29 (Call 12/21/28)	440	486,851

		2,460,617

Media — 3.3%
Charter Communications Operating LLC/Charter Communications Operating Capital
2.25%, 01/15/29 (Call 11/15/28)	655	643,354
5.05%, 03/30/29 (Call 12/30/28)	746	869,903
Discovery Communications LLC, 4.13%, 05/15/29 (Call 02/15/29)(a)	503	558,853
Fox Corp., 4.71%, 01/25/29 (Call 10/25/28)	1,064	1,229,239
ViacomCBS Inc., 4.20%, 06/01/29 (Call 03/01/29)(a)	377	425,497
Walt Disney Co. (The), 2.00%, 09/01/29 (Call 06/01/29)(a)	1,018	1,019,843

		4,746,689

Mining — 0.3%
Newmont Corp., 2.80%, 10/01/29 (Call 07/01/29)	476	490,290

Office & Business Equipment — 0.1%
CDW LLC/CDW Finance Corp., 3.25%, 02/15/29 (Call 08/15/23)	122	123,691

Office Furnishings — 0.2%
Steelcase Inc., 5.13%, 01/18/29 (Call 10/18/28)	249	283,382

Oil & Gas — 4.4%
Cenovus Energy Inc., 4.40%, 04/15/29 (Call 01/15/29)(a)	392	439,134
Chevron USA Inc., 3.25%, 10/15/29 (Call 07/15/29)	355	388,863
ConocoPhillips Co., 6.95%, 04/15/29	822	1,090,605
Coterra Energy Inc., 4.38%, 03/15/29 (Call 02/15/27)(b)	335	380,252
Diamondback Energy Inc., 3.50%, 12/01/29 (Call 09/01/29)	687	732,850
Exxon Mobil Corp., 2.44%, 08/16/29 (Call 05/16/29)	707	730,218
Hess Corp., 7.88%, 10/01/29	180	244,424
Shell International Finance BV, 2.38%, 11/07/29 (Call 08/07/29)	772	793,662

Security	Par (000)	Value

Oil & Gas (continued)
TotalEnergies Capital International SA, 3.46%, 02/19/29 (Call 11/19/28)	$658	$725,057
Valero Energy Corp., 4.00%, 04/01/29 (Call 01/01/29)(a)	605	663,994

		6,189,059

Oil & Gas Services — 0.5%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., 3.14%, 11/07/29 (Call 08/07/29)	336	357,188
NOV Inc., 3.60%, 12/01/29 (Call 09/01/29)(a)	339	357,160

		714,348

Packaging & Containers — 0.7%
Packaging Corp. of America, 3.00%, 12/15/29 (Call 09/15/29)	375	394,729
WRKCo Inc., 4.90%, 03/15/29 (Call 12/15/28)	477	559,554

		954,283

Pharmaceuticals — 6.6%
AbbVie Inc., 3.20%, 11/21/29 (Call 08/21/29)	2,249	2,405,508
AstraZeneca PLC, 4.00%, 01/17/29 (Call 10/17/28)	667	758,819
Bristol-Myers Squibb Co., 3.40%, 07/26/29 (Call 04/26/29)	1,538	1,691,047
CVS Health Corp., 3.25%, 08/15/29 (Call 05/15/29)	926	989,116
Eli Lilly & Co., 3.38%, 03/15/29 (Call 12/15/28)	641	706,690
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29 (Call 03/01/29)(a)	623	682,353
Johnson & Johnson, 6.95%, 09/01/29	60	82,121
Merck & Co. Inc., 3.40%, 03/07/29 (Call 12/07/28)	901	989,280
Pfizer Inc., 3.45%, 03/15/29 (Call 12/15/28)	977	1,080,249

		9,385,183

Pipelines — 4.2%
Boardwalk Pipelines LP, 4.80%, 05/03/29 (Call 02/03/29)	215	244,724
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29 (Call 05/18/29)	578	621,466
Eastern Gas Transmission & Storage Inc., 3.00%, 11/15/29 (Call 08/15/29)(b)	373	389,043
Enable Midstream Partners LP, 4.15%, 09/15/29 (Call 06/15/29)(a)	299	323,022
Enbridge Inc., 3.13%, 11/15/29 (Call 08/15/29)(a)	448	473,912
Energy Transfer LP, 5.25%, 04/15/29 (Call 01/15/29)	807	935,862
Enterprise Products Operating LLC, 3.13%, 07/31/29 (Call 04/30/29)(a)	696	741,525
MPLX LP, 4.80%, 02/15/29 (Call 11/15/28)	506	582,816
ONEOK Inc.
3.40%, 09/01/29 (Call 06/01/29)	458	481,532
4.35%, 03/15/29 (Call 12/15/28)	346	385,094
Phillips 66 Partners LP, 3.15%, 12/15/29 (Call 09/15/29)	205	213,872
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/29 (Call 09/15/29)	488	509,150

		5,902,018

Real Estate Investment Trusts — 10.9%
Alexandria Real Estate Equities Inc.
2.75%, 12/15/29 (Call 09/15/29)	315	326,154
4.50%, 07/30/29 (Call 04/30/29)	155	179,619
American Campus Communities Operating Partnership LP, 2.25%, 01/15/29 (Call 11/15/28)	200	198,478
American Homes 4 Rent LP, 4.90%, 02/15/29 (Call 11/15/28)	201	233,771
American Tower Corp.
3.80%, 08/15/29 (Call 05/15/29)	836	919,123
3.95%, 03/15/29 (Call 12/15/28)	423	467,309
AvalonBay Communities Inc., 3.30%, 06/01/29 (Call 03/01/29)	241	261,377
Boston Properties LP, 3.40%, 06/21/29 (Call 03/21/29)	491	526,426
Brandywine Operating Partnership LP, 4.55%, 10/01/29 (Call 07/01/29)(a)	115	127,811

84	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2029 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Brixmor Operating Partnership LP, 4.13%, 05/15/29 (Call 02/15/29)	$365	$407,592
Camden Property Trust, 3.15%, 07/01/29 (Call 04/01/29)	311	333,924
Corporate Office Properties LP, 2.00%, 01/15/29 (Call 11/15/28)	50	48,405
Crown Castle International Corp.
3.10%, 11/15/29 (Call 08/15/29)	313	327,204
4.30%, 02/15/29 (Call 11/15/28)	417	470,384
CubeSmart LP, 4.38%, 02/15/29 (Call 11/15/28)	139	157,711
CyrusOne LP/CyrusOne Finance Corp., 3.45%, 11/15/29 (Call 08/15/29)(a)	393	411,388
Digital Realty Trust LP, 3.60%, 07/01/29 (Call 04/01/29)(a)	525	570,717
Duke Realty LP, 2.88%, 11/15/29 (Call 08/15/29)	217	227,468
EPR Properties, 3.75%, 08/15/29 (Call 05/15/29)(a)	265	272,001
Equinix Inc., 3.20%, 11/18/29 (Call 08/18/29)	742	781,972
ERP Operating LP, 3.00%, 07/01/29 (Call 04/01/29)	358	380,157
Essex Portfolio LP, 4.00%, 03/01/29 (Call 12/01/28)	254	283,604
Federal Realty Investment Trust, 3.20%, 06/15/29 (Call 03/15/29)	166	176,234
GLP Capital LP/GLP Financing II Inc., 5.30%, 01/15/29 (Call 10/15/28)	404	463,012
Healthpeak Properties Inc., 3.50%, 07/15/29 (Call 04/15/29)	285	310,821
Highwoods Realty LP, 4.20%, 04/15/29 (Call 01/15/29)	145	161,624
Host Hotels & Resorts LP, Series H, 3.38%, 12/15/29 (Call 09/16/29)	340	348,367
Hudson Pacific Properties LP, 4.65%, 04/01/29 (Call 01/01/29)(a)	250	285,222
Kilroy Realty LP, 4.25%, 08/15/29 (Call 05/15/29)(a)	197	221,243
Life Storage LP, 4.00%, 06/15/29 (Call 03/15/29)	226	251,050
Mid-America Apartments LP, 3.95%, 03/15/29 (Call 12/15/28)	315	354,441
Omega Healthcare Investors Inc., 3.63%, 10/01/29 (Call 07/01/29)	313	326,960
Prologis LP, 4.38%, 02/01/29 (Call 11/01/28)	215	249,254
Public Storage, 3.39%, 05/01/29 (Call 02/01/29)	349	381,576
Realty Income Corp., 3.25%, 06/15/29 (Call 03/15/29)	267	290,357
Regency Centers LP, 2.95%, 09/15/29 (Call 06/15/29)	244	254,707
Sabra Health Care LP, 3.90%, 10/15/29 (Call 07/15/29)	240	250,968
Simon Property Group LP, 2.45%, 09/13/29 (Call 06/13/29)	631	640,793
Spirit Realty LP, 4.00%, 07/15/29 (Call 04/15/29)	225	247,576
STORE Capital Corp., 4.63%, 03/15/29 (Call 12/15/28)	240	270,749
UDR Inc., 4.40%, 01/26/29 (Call 10/26/28)	225	256,187
Ventas Realty LP, 4.40%, 01/15/29 (Call 10/15/28)	359	408,420
VEREIT Operating Partnership LP, 3.10%, 12/15/29 (Call 09/15/29)	305	324,117
Welltower Inc.
2.05%, 01/15/29 (Call 11/15/28)	90	88,648
4.13%, 03/15/29 (Call 09/15/28)	374	419,740
Weyerhaeuser Co., 4.00%, 11/15/29 (Call 08/15/29)	348	390,153
WP Carey Inc., 3.85%, 07/15/29 (Call 04/15/29)	204	224,837

		15,509,651

Retail — 3.2%
AutoZone Inc., 3.75%, 04/18/29 (Call 01/18/29)	246	271,459
Home Depot Inc. (The), 2.95%, 06/15/29 (Call 03/15/29)	850	911,361
Lowe’s Companies Inc.
3.65%, 04/05/29 (Call 01/05/29)	748	825,523
6.50%, 03/15/29	145	185,581
McDonald’s Corp., 2.63%, 09/01/29 (Call 06/01/29)	580	601,704
O’Reilly Automotive Inc., 3.90%, 06/01/29 (Call 03/01/29)	371	413,197
Starbucks Corp., 3.55%, 08/15/29 (Call 05/15/29)	507	558,111
Target Corp., 3.38%, 04/15/29 (Call 01/15/29)	614	677,064

Security	Par (000)	Value

Retail (continued)
Walmart Inc.
2.38%, 09/24/29 (Call 06/24/29)	$40	$41,817
3.25%, 07/08/29 (Call 04/08/29)	15	16,601

		4,502,418

Semiconductors — 3.9%
Broadcom Inc., 4.75%, 04/15/29 (Call 01/15/29)	1,222	1,392,787
Intel Corp., 2.45%, 11/15/29 (Call 08/15/29)	930	959,797
KLA Corp., 4.10%, 03/15/29 (Call 12/15/28)	450	510,903
Lam Research Corp., 4.00%, 03/15/29 (Call 12/15/28)	721	820,440
Micron Technology Inc., 5.33%, 02/06/29 (Call 11/06/28)	468	552,568
NXP BV/NXP Funding LLC/NXP USA Inc., 4.30%, 06/18/29 (Call 03/18/29)(b)	627	706,673
Texas Instruments Inc., 2.25%, 09/04/29 (Call 06/04/29)	557	572,618

		5,515,786

Software — 1.8%
Broadridge Financial Solutions Inc., 2.90%, 12/01/29 (Call 09/01/29)	477	495,150
Fidelity National Information Services Inc., 3.75%, 05/21/29 (Call 02/21/29)	210	231,666
Fiserv Inc., 3.50%, 07/01/29 (Call 04/01/29)(a)	1,270	1,370,457
Roper Technologies Inc., 2.95%, 09/15/29 (Call 06/15/29)	490	514,740

		2,612,013

Telecommunications — 4.1%
America Movil SAB de CV, 3.63%, 04/22/29 (Call 01/22/29)	400	433,920
AT&T Inc., 4.35%, 03/01/29 (Call 12/01/28)	1,404	1,593,989
Juniper Networks Inc., 3.75%, 08/15/29 (Call 05/15/29)	342	372,383
Motorola Solutions Inc., 4.60%, 05/23/29 (Call 02/23/29)	482	554,927
Verizon Communications Inc.
3.88%, 02/08/29 (Call 11/08/28)	689	767,705
4.02%, 12/03/29 (Call 09/03/29)(a)(b)	50	56,114
4.02%, 12/03/29 (Call 09/03/29)	1,783	2,001,007

		5,780,045

Toys, Games & Hobbies — 0.4%
Hasbro Inc., 3.90%, 11/19/29 (Call 08/19/29)	560	614,774

Transportation — 2.5%
CSX Corp., 4.25%, 03/15/29 (Call 12/15/28)	606	693,700
FedEx Corp., 3.10%, 08/05/29 (Call 05/05/29)	604	642,831
Kansas City Southern, 2.88%, 11/15/29 (Call 08/15/29)	351	367,027
Norfolk Southern Corp., 2.55%, 11/01/29 (Call 08/01/29)	271	280,141
Union Pacific Corp.
3.70%, 03/01/29 (Call 12/01/28)(a)	701	779,750
6.63%, 02/01/29(a)	80	103,667
United Parcel Service Inc.
2.50%, 09/01/29 (Call 06/01/29)	300	313,494
3.40%, 03/15/29 (Call 12/15/28)	274	302,049

		3,482,659

Trucking & Leasing — 0.2%
GATX Corp., 4.70%, 04/01/29 (Call 01/01/29)	252	290,480

Water — 0.4%
American Water Capital Corp., 3.45%, 06/01/29 (Call 03/01/29)(a)	337	368,442
Essential Utilities Inc., 3.57%, 05/01/29 (Call 02/01/29)	188	205,059

		573,501

Total Corporate Bonds & Notes — 98.8% (Cost: $138,533,189)		139,922,343

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2029 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 8.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	11,164	$11,169,250
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	593	593,000

		11,762,250

Total Short-Term Investments — 8.3% (Cost: $11,760,659)		11,762,250

Total Investments in Securities — 107.1% (Cost: $150,293,848)		151,684,593

Other Assets, Less Liabilities — (7.1)%		(10,003,141)

Net Assets — 100.0%		$141,681,452

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$5,769,201	$5,401,613	(a)	$—	$(823)	$(741)	$11,169,250	11,164	$14,816	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	313,000	280,000	(a)	—	—	—	593,000	593	86		—

					$(823)	$(741)	$11,762,250		$14,902		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$139,922,343	$—	$139,922,343
Money Market Funds	11,762,250	—	—	11,762,250

	$11,762,250	$139,922,343	$—	$151,684,593

See notes to financial statements.

86	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2030 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.6%
Interpublic Group of Companies Inc. (The), 4.75%, 03/30/30 (Call 12/30/29)	$252	$295,803
Omnicom Group Inc.
2.45%, 04/30/30 (Call 01/30/30)	262	263,326
4.20%, 06/01/30 (Call 03/01/30)	267	302,879

		862,008

Aerospace & Defense — 2.3%
Boeing Co. (The)
2.95%, 02/01/30 (Call 11/01/29)	270	273,046
5.15%, 05/01/30 (Call 02/01/30)	1,390	1,622,185
General Dynamics Corp., 3.63%, 04/01/30 (Call 01/01/30)(a)	405	452,778
Lockheed Martin Corp., 1.85%, 06/15/30 (Call 03/15/30)	145	143,386
Northrop Grumman Corp., 4.40%, 05/01/30 (Call 02/01/30)(a)	337	392,952
Raytheon Technologies Corp., 2.25%, 07/01/30 (Call 04/01/30)(a)	345	346,539

		3,230,886

Agriculture — 1.1%
Altria Group Inc., 3.40%, 05/06/30 (Call 02/06/30)	305	318,847
Archer-Daniels-Midland Co., 3.25%, 03/27/30 (Call 12/27/29)	179	195,303
BAT Capital Corp., 4.91%, 04/02/30 (Call 01/02/30)	415	470,465
Philip Morris International Inc.
1.75%, 11/01/30 (Call 08/01/30)	244	233,564
2.10%, 05/01/30 (Call 02/01/30)	277	273,635

		1,491,814

Airlines — 0.2%
Southwest Airlines Co., 2.63%, 02/10/30 (Call 11/10/29)	202	204,216
United Airlines Pass Through Trust, Series 2018-1, Class AA, 3.50%, 09/01/31	4	4,521

		208,737

Apparel — 0.8%
NIKE Inc., 2.85%, 03/27/30 (Call 12/27/29)	573	613,695
Ralph Lauren Corp., 2.95%, 06/15/30 (Call 03/15/30)	270	282,660
VF Corp., 2.95%, 04/23/30 (Call 01/23/30)	210	219,347

		1,115,702

Auto Manufacturers — 1.0%
Cummins Inc., 1.50%, 09/01/30 (Call 06/01/30)	275	261,767
General Motors Financial Co. Inc., 3.60%, 06/21/30 (Call 03/21/30)	410	435,875
Toyota Motor Credit Corp.
2.15%, 02/13/30	289	291,520
3.38%, 04/01/30	330	364,356

		1,353,518

Auto Parts & Equipment — 0.2%
Lear Corp., 3.50%, 05/30/30 (Call 02/28/30)	155	165,111
Magna International Inc., 2.45%, 06/15/30 (Call 03/15/30)(a)	161	163,479

		328,590

Banks — 7.1%
Banco Santander SA
2.75%, 12/03/30	505	497,051
3.49%, 05/28/30	340	361,811
BankUnited Inc., 5.13%, 06/11/30 (Call 03/11/30)	175	201,037
Citizens Financial Group Inc.
2.50%, 02/06/30 (Call 11/06/29)	162	163,840
3.25%, 04/30/30 (Call 01/30/30)	340	362,260
Discover Bank, 2.70%, 02/06/30 (Call 11/06/29)	255	261,434
First Horizon Bank, 5.75%, 05/01/30 (Call 02/01/30)	167	202,474

Security	Par (000)	Value

Banks (continued)
Goldman Sachs Group Inc. (The)
2.60%, 02/07/30 (Call 11/07/29)	$661	$671,708
3.80%, 03/15/30 (Call 12/15/29)	824	908,625
HSBC Holdings PLC, 4.95%, 03/31/30	910	1,070,761
Huntington Bancshares Inc./OH, 2.55%, 02/04/30 (Call 11/04/29)(a)	400	410,192
JPMorgan Chase & Co., 8.75%, 09/01/30	40	59,773
Mitsubishi UFJ Financial Group Inc.
2.05%, 07/17/30	230	223,926
2.56%, 02/25/30	467	472,702
Northern Trust Corp., 1.95%, 05/01/30 (Call 02/01/30)	345	343,730
PNC Financial Services Group Inc. (The), 2.55%, 01/22/30 (Call 10/24/29)	675	696,674
State Street Corp., 2.40%, 01/24/30	274	281,710
Sumitomo Mitsui Financial Group Inc.
2.13%, 07/08/30	385	377,412
2.14%, 09/23/30	265	254,572
2.75%, 01/15/30	372	381,356
SVB Financial Group, 3.13%, 06/05/30 (Call 03/05/30)	195	206,948
Truist Bank, 2.25%, 03/11/30 (Call 12/11/29)	527	526,310
Truist Financial Corp., 1.95%, 06/05/30 (Call 03/05/30)(a)	221	219,225
U.S. Bancorp., 1.38%, 07/22/30 (Call 04/22/30)	500	472,585
Westpac Banking Corp., 2.65%, 01/16/30	216	227,599

		9,855,715

Beverages — 2.2%
Anheuser-Busch InBev Worldwide Inc., 3.50%, 06/01/30 (Call 03/01/30)(a)	640	700,845
Coca-Cola Co. (The)
1.65%, 06/01/30	497	482,234
3.45%, 03/25/30	202	224,533
Coca-Cola Femsa SAB de CV, 2.75%, 01/22/30 (Call 10/22/29)	157	162,603
Constellation Brands Inc., 2.88%, 05/01/30 (Call 02/01/30)	242	250,192
Diageo Capital PLC, 2.00%, 04/29/30 (Call 01/29/30)	162	160,803
Keurig Dr Pepper Inc., 3.20%, 05/01/30 (Call 02/01/30)	418	443,770
PepsiCo Inc.
1.63%, 05/01/30 (Call 02/01/30)	235	229,120
2.75%, 03/19/30 (Call 12/19/29)	452	478,926

		3,133,026

Biotechnology — 1.5%
Amgen Inc., 2.45%, 02/21/30 (Call 11/21/29)(a)	420	426,615
Biogen Inc., 2.25%, 05/01/30 (Call 02/01/30)	500	492,190
Gilead Sciences Inc., 1.65%, 10/01/30 (Call 07/01/30)(a)	380	363,326
Regeneron Pharmaceuticals Inc., 1.75%, 09/15/30 (Call 06/15/30)	490	462,785
Royalty Pharma PLC, 2.20%, 09/02/30 (Call 06/02/30)	308	298,415

		2,043,331

Building Materials — 1.2%
Carrier Global Corp., 2.72%, 02/15/30 (Call 11/15/29)	632	648,451
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 1.75%, 09/15/30 (Call 06/15/30)	30	28,770
Martin Marietta Materials Inc., Series CB, 2.50%, 03/15/30 (Call 12/15/29)	100	101,516
Masco Corp., 2.00%, 10/01/30 (Call 07/01/30)	231	221,919
Owens Corning, 3.88%, 06/01/30 (Call 03/01/30)	150	164,559
Vulcan Materials Co., 3.50%, 06/01/30 (Call 03/01/30)	415	452,196

		1,617,411

Chemicals — 1.7%
Air Products and Chemicals Inc., 2.05%, 05/15/30 (Call 02/15/30)	298	300,408

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2030 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
Dow Chemical Co. (The), 2.10%, 11/15/30 (Call 08/15/30)(a)	$350	$344,162
Ecolab Inc., 4.80%, 03/24/30 (Call 12/24/29)	284	342,044
EI du Pont de Nemours and Co., 2.30%, 07/15/30 (Call 04/15/30)	110	111,205
Linde Inc./CT, 1.10%, 08/10/30 (Call 05/10/30)	202	186,987
LYB International Finance III LLC
2.25%, 10/01/30 (Call 07/01/30)(a)	230	228,797
3.38%, 05/01/30 (Call 02/01/30)	180	194,000
Nutrien Ltd., 2.95%, 05/13/30 (Call 02/13/30)	175	183,928
PPG Industries Inc., 2.55%, 06/15/30 (Call 03/15/30)(a)	110	112,598
Sherwin-Williams Co. (The), 2.30%, 05/15/30 (Call 02/15/30) .	237	238,330
Westlake Chemical Corp., 3.38%, 06/15/30 (Call 03/15/30)	132	141,116

		2,383,575

Commercial Services — 1.8%
Automatic Data Processing Inc., 1.25%, 09/01/30 (Call 06/01/30)	232	218,869
Block Financial LLC, 3.88%, 08/15/30 (Call 05/15/30)	330	351,697
Emory University, Series 2020, 2.14%, 09/01/30 (Call 06/01/30)	13	13,080
Equifax Inc., 3.10%, 05/15/30 (Call 02/15/30)	215	226,277
Global Payments Inc., 2.90%, 05/15/30 (Call 02/15/30)(a)	440	448,919
PayPal Holdings Inc., 2.30%, 06/01/30 (Call 03/01/30)	270	274,201
Quanta Services Inc., 2.90%, 10/01/30 (Call 07/01/30)	260	268,481
RELX Capital Inc., 3.00%, 05/22/30 (Call 02/22/30)	334	352,383
S&P Global Inc., 1.25%, 08/15/30 (Call 05/15/30)	262	245,615
Yale University, Series 2020, 1.48%, 04/15/30 (Call 01/15/30) .	173	169,858

		2,569,380

Computers — 2.1%
Amdocs Ltd., 2.54%, 06/15/30 (Call 03/15/30)	230	229,402
Apple Inc.
1.25%, 08/20/30 (Call 05/20/30)	348	327,917
1.65%, 05/11/30 (Call 02/11/30)	412	401,267
Dell International LLC/EMC Corp., 6.20%, 07/15/30 (Call 04/15/30)	330	420,885
HP Inc., 3.40%, 06/17/30 (Call 03/17/30)	375	395,854
International Business Machines Corp., 1.95%, 05/15/30 (Call 02/15/30)	522	510,720
Leidos Inc., 4.38%, 05/15/30 (Call 02/15/30)	260	291,863
NetApp Inc., 2.70%, 06/22/30 (Call 03/22/30)	235	238,922
Teledyne FLIR LLC, 2.50%, 08/01/30 (Call 05/01/30)	155	155,719

		2,972,549

Cosmetics & Personal Care — 0.8%
Estee Lauder Companies Inc. (The), 2.60%, 04/15/30 (Call 01/15/30)	180	187,899
Procter & Gamble Co. (The)
1.20%, 10/29/30	212	200,393
3.00%, 03/25/30	564	613,282
Unilever Capital Corp., 1.38%, 09/14/30 (Call 06/14/30)(a)	85	81,057

		1,082,631

Diversified Financial Services — 4.1%
Affiliated Managers Group Inc., 3.30%, 06/15/30 (Call 03/15/30)	260	276,897
Air Lease Corp.
3.00%, 02/01/30 (Call 11/01/29)	260	263,437
3.13%, 12/01/30 (Call 09/01/30)	295	301,257
Brookfield Finance Inc., 4.35%, 04/15/30 (Call 01/15/30)	430	490,647
Cboe Global Markets Inc., 1.63%, 12/15/30 (Call 09/15/30)	118	112,652
Charles Schwab Corp. (The), 4.63%, 03/22/30 (Call 12/22/29)	172	204,947
Franklin Resources Inc., 1.60%, 10/30/30 (Call 07/30/30)	184	173,873

Security	Par (000)	Value

Diversified Financial Services (continued)
GE Capital Funding LLC, 4.40%, 05/15/30 (Call 02/15/30)	$615	$719,366
Intercontinental Exchange Inc., 2.10%, 06/15/30 (Call 03/15/30)	500	493,295
Jefferies Group LLC/Jefferies Group Capital Finance Inc., 4.15%, 01/23/30	377	419,816
Mastercard Inc., 3.35%, 03/26/30 (Call 12/26/29)	550	608,113
Nomura Holdings Inc.
2.68%, 07/16/30(a)	400	400,512
3.10%, 01/16/30	205	211,607
Raymond James Financial Inc., 4.65%, 04/01/30 (Call 01/01/30)	276	324,355
Stifel Financial Corp., 4.00%, 05/15/30 (Call 02/15/30)	150	165,660
Visa Inc., 2.05%, 04/15/30 (Call 01/15/30)	488	494,622

		5,661,056

Electric — 7.0%
AEP Texas Inc., Series I, 2.10%, 07/01/30 (Call 04/01/30)	257	250,035
Alabama Power Co., Series 20-A, 1.45%, 09/15/30 (Call 06/15/30)	186	175,491
Ameren Illinois Co., 1.55%, 11/15/30 (Call 08/15/30)	111	105,436
American Electric Power Co. Inc., 2.30%, 03/01/30 (Call 12/01/29)	159	157,243
Berkshire Hathaway Energy Co., 3.70%, 07/15/30 (Call 04/15/30)	341	381,183
Black Hills Corp., 2.50%, 06/15/30 (Call 03/15/30)	128	128,928
CenterPoint Energy Inc., 2.95%, 03/01/30 (Call 12/01/29)	130	135,277
Commonwealth Edison Co., 2.20%, 03/01/30 (Call 12/01/29)	125	126,315
Consolidated Edison Co. of New York Inc., Series 20A, 3.35%, 04/01/30 (Call 01/01/30)	367	399,050
Dominion Energy Inc., Series C, 3.38%, 04/01/30 (Call 01/01/30)	594	638,740
DTE Electric Co., 2.25%, 03/01/30 (Call 12/01/29)	195	197,077
DTE Energy Co., 2.95%, 03/01/30 (Call 12/01/29)	20	20,860
Duke Energy Carolinas LLC, 2.45%, 02/01/30 (Call 11/01/29) .	217	221,971
Duke Energy Corp., 2.45%, 06/01/30 (Call 03/01/30)	397	398,239
Duke Energy Florida LLC, 1.75%, 06/15/30 (Call 03/15/30)	127	122,817
Duke Energy Ohio Inc., 2.13%, 06/01/30 (Call 03/01/30)	140	138,753
Entergy Corp., 2.80%, 06/15/30 (Call 03/15/30)	335	342,826
Entergy Louisiana LLC, 1.60%, 12/15/30 (Call 09/15/30)	78	74,088
Evergy Metro Inc., Series 2020, 2.25%, 06/01/30 (Call 03/01/30)	142	142,518
Eversource Energy, Series R, 1.65%, 08/15/30 (Call 05/15/30)	295	278,374
Exelon Corp., 4.05%, 04/15/30 (Call 01/15/30)	430	483,849
Interstate Power & Light Co., 2.30%, 06/01/30 (Call 03/01/30).	102	102,309
IPALCO Enterprises Inc., 4.25%, 05/01/30 (Call 02/01/30)	140	155,480
National Rural Utilities Cooperative Finance Corp., 2.40%, 03/15/30 (Call 12/15/29)	105	106,715
Nevada Power Co., Series DD, 2.40%, 05/01/30 (Call 02/01/30)	128	129,898
NextEra Energy Capital Holdings Inc., 2.25%, 06/01/30 (Call 03/01/30)(a)	615	614,711
NSTAR Electric Co., 3.95%, 04/01/30 (Call 01/01/30)	27	30,752
Ohio Power Co., Series P, 2.60%, 04/01/30 (Call 01/01/30)	112	115,755
Oklahoma Gas & Electric Co.
3.25%, 04/01/30 (Call 10/01/29)	170	182,198
3.30%, 03/15/30 (Call 09/15/29)	101	108,422
Oncor Electric Delivery Co. LLC, 2.75%, 05/15/30 (Call 02/15/30)(a)	110	115,927
Pacific Gas and Electric Co., 4.55%, 07/01/30 (Call 01/01/30) .	918	999,977
PacifiCorp., 2.70%, 09/15/30 (Call 06/15/30)(a)	117	121,583
PPL Capital Funding Inc., 4.13%, 04/15/30 (Call 01/15/30)	24	27,342

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2030 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Public Service Electric & Gas Co., 2.45%, 01/15/30 (Call 10/15/29)	$90	$92,928
Public Service Enterprise Group Inc., 1.60%, 08/15/30 (Call 05/15/30)	232	217,263
Puget Energy Inc., 4.10%, 06/15/30 (Call 03/15/30)	210	230,660
San Diego Gas & Electric Co., Series VVV, 1.70%, 10/01/30 (Call 07/01/30)	377	360,619
Southern California Edison Co., 2.25%, 06/01/30 (Call 03/01/30)	190	187,226
Southern Co. (The), Series A, 3.70%, 04/30/30 (Call 01/30/30)	415	451,001
Tucson Electric Power Co., 1.50%, 08/01/30 (Call 05/01/30)	200	188,274
Union Electric Co., 2.95%, 03/15/30 (Call 12/15/29)	67	71,182
WEC Energy Group Inc., 1.80%, 10/15/30 (Call 07/15/30)	97	92,579
Xcel Energy Inc., 3.40%, 06/01/30 (Call 12/01/29)	189	205,080

		9,826,951

Electrical Components & Equipment — 0.3%
Acuity Brands Lighting Inc., 2.15%, 12/15/30 (Call 09/15/30)	200	194,496
Emerson Electric Co., 1.95%, 10/15/30 (Call 07/15/30)	170	168,159

		362,655

Electronics — 0.9%
Agilent Technologies Inc., 2.10%, 06/04/30 (Call 03/04/30)	220	216,390
Amphenol Corp., 2.80%, 02/15/30 (Call 11/15/29)	250	259,178
Flex Ltd., 4.88%, 05/12/30 (Call 02/12/30)	200	228,992
Honeywell International Inc., 1.95%, 06/01/30 (Call 03/01/30)(a)	350	349,296
Jabil Inc., 3.60%, 01/15/30 (Call 10/15/29)	180	195,496

		1,249,352

Environmental Control — 0.2%
Republic Services Inc., 2.30%, 03/01/30 (Call 12/01/29)	212	214,232
Waste Connections Inc., 2.60%, 02/01/30 (Call 11/01/29)(a)	121	124,357

		338,589

Food — 2.5%
Campbell Soup Co., 2.38%, 04/24/30 (Call 01/24/30)	205	204,947
Conagra Brands Inc., 8.25%, 09/15/30	160	231,921
General Mills Inc., 2.88%, 04/15/30 (Call 01/15/30)(a)	405	424,331
Hershey Co. (The), 1.70%, 06/01/30 (Call 03/01/30)	125	122,865
Hormel Foods Corp., 1.80%, 06/11/30 (Call 03/11/30)	268	262,605
Ingredion Inc., 2.90%, 06/01/30 (Call 03/01/30)(a)	183	190,133
JM Smucker Co. (The), 2.38%, 03/15/30 (Call 12/15/29)	325	327,918
Kellogg Co., 2.10%, 06/01/30 (Call 03/01/30)	207	203,924
Kroger Co. (The), 2.20%, 05/01/30 (Call 02/01/30)	196	195,573
McCormick & Co. Inc./MD, 2.50%, 04/15/30 (Call 01/15/30)	180	183,046
Mondelez International Inc., 2.75%, 04/13/30 (Call 01/13/30)	424	441,431
Sysco Corp.
2.40%, 02/15/30 (Call 11/15/29)	245	247,778
5.95%, 04/01/30 (Call 01/01/30)(a)	395	500,410

		3,536,882

Forest Products & Paper — 0.1%
Suzano Austria GmbH, 5.00%, 01/15/30 (Call 10/15/29)	125	134,637

Gas — 0.8%
CenterPoint Energy Resources Corp., 1.75%, 10/01/30 (Call 07/01/30)	172	164,444
NiSource Inc., 3.60%, 05/01/30 (Call 02/01/30)	437	476,601
ONE Gas Inc., 2.00%, 05/15/30 (Call 02/15/30)	62	60,667
Southern California Gas Co., Series XX, 2.55%, 02/01/30 (Call 11/01/29)	216	221,402
Southwest Gas Corp., 2.20%, 06/15/30 (Call 03/15/30)	152	149,214

		1,072,328

Security	Par (000)	Value

Hand & Machine Tools — 0.2%
Stanley Black & Decker Inc., 2.30%, 03/15/30 (Call 12/15/29) .	$290	$296,487

Health Care - Products — 2.0%
Abbott Laboratories, 1.40%, 06/30/30 (Call 03/30/30)(a)	250	239,945
Baxter International Inc., 3.95%, 04/01/30 (Call 01/01/30)	117	132,125
Boston Scientific Corp., 2.65%, 06/01/30 (Call 03/01/30)	446	456,436
DENTSPLY SIRONA Inc., 3.25%, 06/01/30 (Call 03/01/30)	350	370,678
Smith & Nephew PLC, 2.03%, 10/14/30 (Call 07/14/30)	350	340,015
Stryker Corp., 1.95%, 06/15/30 (Call 03/15/30)	312	306,786
Thermo Fisher Scientific Inc., 4.50%, 03/25/30 (Call 12/25/29)	549	646,228
Zimmer Biomet Holdings Inc., 3.55%, 03/20/30 (Call 12/20/29)	340	369,376

		2,861,589

Health Care - Services — 1.8%
Advocate Health & Hospitals Corp., Series 2020, 2.21%, 06/15/30 (Call 03/15/30)	85	85,726
Anthem Inc., 2.25%, 05/15/30 (Call 02/15/30)	504	501,823
Banner Health, 2.34%, 01/01/30 (Call 10/01/29)	110	111,875
Baylor Scott & White Holdings, Series 2021, 1.78%, 11/15/30 (Call 05/15/30)	83	80,922
Bon Secours Mercy Health Inc., 3.46%, 06/01/30 (Call 12/01/29)	70	76,192
CommonSpirit Health, 2.78%, 10/01/30 (Call 04/01/30)	167	171,230
Humana Inc., 4.88%, 04/01/30 (Call 01/01/30)(a)	156	184,653
Quest Diagnostics Inc., 2.95%, 06/30/30 (Call 03/30/30)	255	267,378
Stanford Health Care, Series 2020, 3.31%, 08/15/30 (Call 05/15/30)	122	132,207
Sutter Health, Series 20A, 2.29%, 08/15/30 (Call 02/15/30)	180	180,950
UnitedHealth Group Inc., 2.00%, 05/15/30	502	500,685
Universal Health Services Inc., 2.65%, 10/15/30 (Call 07/15/30)(b)	280	278,107

		2,571,748

Home Builders — 0.2%
MDC Holdings Inc., 3.85%, 01/15/30 (Call 07/15/29)	95	101,126
NVR Inc., 3.00%, 05/15/30 (Call 11/15/29)	165	171,798

		272,924

Household Products & Wares — 0.6%
Avery Dennison Corp., 2.65%, 04/30/30 (Call 02/01/30)	225	228,960
Clorox Co. (The), 1.80%, 05/15/30 (Call 02/15/30)(a)	315	306,186
Kimberly-Clark Corp., 3.10%, 03/26/30 (Call 12/26/29)(a)	337	366,255

		901,401

Insurance — 5.2%
Aflac Inc., 3.60%, 04/01/30 (Call 01/01/30)	412	457,798
Alleghany Corp., 3.63%, 05/15/30 (Call 02/15/30)	75	81,943
Allstate Corp. (The), 1.45%, 12/15/30 (Call 09/15/30)	329	312,662
American Financial Group Inc./OH, 5.25%, 04/02/30 (Call 01/02/30)	65	78,341
American International Group Inc., 3.40%, 06/30/30 (Call 03/30/30)	590	638,946
Aon Corp., 2.80%, 05/15/30 (Call 02/15/30)	490	507,958
Assurant Inc., 3.70%, 02/22/30 (Call 11/22/29)	160	171,520
Athene Holding Ltd., 6.15%, 04/03/30 (Call 01/03/30)	180	224,336
AXA SA, 8.60%, 12/15/30	220	324,564
Berkshire Hathaway Finance Corp.
1.45%, 10/15/30 (Call 07/15/30)	165	157,733
1.85%, 03/12/30 (Call 12/12/29)	267	264,106
Brighthouse Financial Inc., 5.63%, 05/15/30 (Call 02/15/30)	305	366,073
Chubb INA Holdings Inc., 1.38%, 09/15/30 (Call 06/15/30)	275	258,404
CNA Financial Corp., 2.05%, 08/15/30 (Call 05/15/30)	150	146,214

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2030 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Fairfax Financial Holdings Ltd., 4.63%, 04/29/30 (Call 01/29/30)	$195	$218,657
Fidelity National Financial Inc., 3.40%, 06/15/30 (Call 03/15/30)	350	373,167
First American Financial Corp., 4.00%, 05/15/30 (Call 02/15/30)	155	170,207
Globe Life Inc., 2.15%, 08/15/30 (Call 05/15/30)	112	110,252
Hanover Insurance Group Inc. (The), 2.50%, 09/01/30 (Call 06/01/30)	107	106,883
Kemper Corp., 2.40%, 09/30/30 (Call 06/30/30)	190	187,253
Lincoln National Corp., 3.05%, 01/15/30 (Call 10/15/29)	129	136,059
Loews Corp., 3.20%, 05/15/30 (Call 02/15/30)	226	241,684
Marsh & McLennan Companies Inc., 2.25%, 11/15/30 (Call 08/15/30)	331	330,821
MetLife Inc., 4.55%, 03/23/30 (Call 12/23/29)	374	441,627
Principal Financial Group Inc., 2.13%, 06/15/30 (Call 03/15/30)	374	367,825
Progressive Corp. (The), 3.20%, 03/26/30 (Call 12/26/29)	95	103,150
Prudential Financial Inc., 2.10%, 03/10/30 (Call 12/10/29)	97	97,654
Prudential PLC, 3.13%, 04/14/30	225	240,809
Reinsurance Group of America Inc., 3.15%, 06/15/30 (Call 03/15/30)	175	184,639

		7,301,285

Internet — 2.1%
Alphabet Inc., 1.10%, 08/15/30 (Call 05/15/30)(a)	407	382,189
Amazon.com Inc., 1.50%, 06/03/30 (Call 03/03/30)	520	503,012
Baidu Inc., 3.43%, 04/07/30 (Call 01/07/30)	130	136,048
Booking Holdings Inc., 4.63%, 04/13/30 (Call 01/13/30)	568	669,649
eBay Inc., 2.70%, 03/11/30 (Call 12/11/29)	357	366,610
Expedia Group Inc., 3.25%, 02/15/30 (Call 11/15/29)	402	413,831
JD.com Inc., 3.38%, 01/14/30 (Call 10/14/29)(a)	120	124,801
Tencent Music Entertainment Group, 2.00%, 09/03/30 (Call 06/03/30)	185	173,351
Weibo Corp., 3.38%, 07/08/30 (Call 04/08/30)	150	148,542

		2,918,033

Iron & Steel — 0.8%
Nucor Corp., 2.70%, 06/01/30 (Call 03/01/30)	132	136,187
Reliance Steel & Aluminum Co., 2.15%, 08/15/30 (Call 05/15/30)	180	175,282
Steel Dynamics Inc., 3.45%, 04/15/30 (Call 01/15/30)	279	299,733
Vale Overseas Ltd., 3.75%, 07/08/30 (Call 04/08/30)	525	536,240

		1,147,442

Lodging — 0.6%
Hyatt Hotels Corp., 5.75%, 04/23/30 (Call 01/23/30)	197	236,664
Marriott International Inc./MD, Series FF, 4.63%, 06/15/30 (Call 03/15/30)	455	518,209
Sands China Ltd., 4.38%, 06/18/30 (Call 03/18/30)	30	30,737

		785,610

Machinery — 1.3%
Caterpillar Inc., 2.60%, 04/09/30 (Call 01/09/30)(a)	291	304,997
Deere & Co., 3.10%, 04/15/30 (Call 01/15/30)	213	230,585
Flowserve Corp., 3.50%, 10/01/30 (Call 07/01/30)	195	204,013
IDEX Corp., 3.00%, 05/01/30 (Call 02/01/30)	180	188,626
John Deere Capital Corp., 2.45%, 01/09/30	37	38,292
Oshkosh Corp., 3.10%, 03/01/30 (Call 12/01/29)	225	234,621
Otis Worldwide Corp., 2.57%, 02/15/30 (Call 11/15/29)	576	586,506

		1,787,640

Manufacturing — 0.9%
3M Co., 3.05%, 04/15/30 (Call 01/15/30)(a)	272	293,039
Carlisle Companies Inc., 2.75%, 03/01/30 (Call 12/01/29)	300	307,596

Security	Par (000)	Value

Manufacturing (continued)
General Electric Co., 3.63%, 05/01/30 (Call 02/01/30)	$515	$576,656
Textron Inc., 3.00%, 06/01/30 (Call 03/01/30)	100	104,284

		1,281,575

Media — 2.6%
Comcast Corp.
2.65%, 02/01/30 (Call 11/01/29)	506	523,847
3.40%, 04/01/30 (Call 01/01/30)	519	565,751
4.25%, 10/15/30 (Call 07/15/30)	464	535,651
Discovery Communications LLC, 3.63%, 05/15/30 (Call 02/15/30)	445	478,731
Fox Corp., 3.50%, 04/08/30 (Call 01/08/30)(a)	405	439,275
ViacomCBS Inc., 7.88%, 07/30/30	350	491,043
Walt Disney Co. (The), 3.80%, 03/22/30	508	571,668

		3,605,966

Mining — 0.6%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30 (Call 07/01/30)	250	252,653
Newmont Corp., 2.25%, 10/01/30 (Call 07/01/30)	537	528,746
Teck Resources Ltd., 3.90%, 07/15/30 (Call 04/15/30)	60	65,071

		846,470

Oil & Gas — 3.9%
BP Capital Markets America Inc.
1.75%, 08/10/30 (Call 05/10/30)(a)	315	304,794
3.63%, 04/06/30 (Call 01/06/30)	497	550,477
Canadian Natural Resources Ltd., 2.95%, 07/15/30 (Call 04/15/30)	260	267,592
Chevron Corp., 2.24%, 05/11/30 (Call 02/11/30)	546	557,924
Devon Energy Corp., 4.50%, 01/15/30 (Call 01/15/25)(b)	187	203,282
EOG Resources Inc., 4.38%, 04/15/30 (Call 01/15/30)(a)	425	495,359
Exxon Mobil Corp.
2.61%, 10/15/30 (Call 07/15/30)(a)	614	639,119
3.48%, 03/19/30 (Call 12/19/29)	415	458,940
HollyFrontier Corp., 4.50%, 10/01/30 (Call 07/01/30)	207	225,682
Phillips 66, 2.15%, 12/15/30 (Call 09/15/30)(a)	315	304,599
Pioneer Natural Resources Co., 1.90%, 08/15/30 (Call 05/15/30)	295	280,642
Shell International Finance BV, 2.75%, 04/06/30 (Call 01/06/30)(a)	550	579,931
Tosco Corp., 8.13%, 02/15/30	30	42,534
TotalEnergies Capital International SA, 2.83%, 01/10/30 (Call 10/10/29)	440	467,236

		5,378,111

Oil & Gas Services — 0.8%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., 4.49%, 05/01/30 (Call 02/01/30)	240	277,627
Halliburton Co., 2.92%, 03/01/30 (Call 12/01/29)(a)	439	453,627
Schlumberger Investment SA, 2.65%, 06/26/30 (Call 03/26/30)(a)	366	375,465

		1,106,719

Packaging & Containers — 0.3%
Amcor Flexibles North America Inc., 2.63%, 06/19/30 (Call 03/19/30)	160	162,251
Sonoco Products Co., 3.13%, 05/01/30 (Call 02/01/30)	190	200,323
WestRock MWV LLC, 8.20%, 01/15/30	80	111,088

		473,662

Pharmaceuticals — 4.7%
AmerisourceBergen Corp., 2.80%, 05/15/30 (Call 02/15/30)	125	128,968
AstraZeneca PLC, 1.38%, 08/06/30 (Call 05/06/30)(a)	530	501,587
Becton Dickinson and Co., 2.82%, 05/20/30 (Call 02/20/30)	430	447,058
Bristol Myers Squibb Co., 1.45%, 11/13/30 (Call 08/13/30)	490	467,690

90	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2030 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Cigna Corp., 2.40%, 03/15/30 (Call 12/15/29)	$582	$587,669
CVS Health Corp.
1.75%, 08/21/30 (Call 05/21/30)	445	423,524
3.75%, 04/01/30 (Call 01/01/30)	495	545,470
Johnson & Johnson, 1.30%, 09/01/30 (Call 06/01/30)(a)	419	401,469
Merck & Co. Inc., 1.45%, 06/24/30 (Call 03/24/30)	347	333,297
Novartis Capital Corp., 2.20%, 08/14/30 (Call 05/14/30)	455	464,450
Pfizer Inc.
1.70%, 05/28/30 (Call 02/28/30)	379	371,117
2.63%, 04/01/30 (Call 01/01/30)	368	386,135
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30 (Call 12/31/29)	812	792,869
Viatris Inc., 2.70%, 06/22/30 (Call 03/22/30)(b)	373	372,903
Zoetis Inc., 2.00%, 05/15/30 (Call 02/15/30)	310	304,417

		6,528,623

Pipelines — 3.0%
Energy Transfer LP, 3.75%, 05/15/30 (Call 02/15/30)	500	533,290
Enterprise Products Operating LLC, 2.80%, 01/31/30 (Call 10/31/29)	402	417,887
Magellan Midstream Partners LP, 3.25%, 06/01/30 (Call 03/01/30)	212	224,527
MPLX LP, 2.65%, 08/15/30 (Call 05/15/30)	553	550,357
ONEOK Inc., 3.10%, 03/15/30 (Call 12/15/29)	321	331,166
Plains All American Pipeline LP/PAA Finance Corp., 3.80%, 09/15/30 (Call 06/15/30)	290	306,530
Sabine Pass Liquefaction LLC, 4.50%, 05/15/30 (Call 11/15/29)	595	677,604
TransCanada PipeLines Ltd., 4.10%, 04/15/30 (Call 01/15/30)	455	510,123
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 05/15/30 (Call 02/15/30)	265	280,717
Williams Companies Inc. (The), 3.50%, 11/15/30 (Call 08/15/30)	371	398,421

		4,230,622

Real Estate Investment Trusts — 7.1%
Agree LP, 2.90%, 10/01/30 (Call 07/01/30)	180	184,932
Alexandria Real Estate Equities Inc.
4.70%, 07/01/30 (Call 04/01/30)	105	123,802
4.90%, 12/15/30 (Call 09/15/30)	270	326,093
American Campus Communities Operating Partnership LP, 2.85%, 02/01/30 (Call 11/01/29)	135	138,734
American Tower Corp.
1.88%, 10/15/30 (Call 07/15/30)	399	379,585
2.10%, 06/15/30 (Call 03/15/30)	233	226,250
2.90%, 01/15/30 (Call 10/15/29)	315	325,480
AvalonBay Communities Inc., 2.30%, 03/01/30 (Call 12/01/29)	284	287,894
Boston Properties LP, 2.90%, 03/15/30 (Call 12/15/29)	283	290,505
Brixmor Operating Partnership LP, 4.05%, 07/01/30 (Call 04/01/30)	360	397,469
Camden Property Trust, 2.80%, 05/15/30 (Call 02/15/30)	214	224,156
Crown Castle International Corp., 3.30%, 07/01/30 (Call 04/01/30)	420	443,944
CubeSmart LP, 3.00%, 02/15/30 (Call 11/15/29)	147	153,678
CyrusOne LP/CyrusOne Finance Corp., 2.15%, 11/01/30 (Call 08/01/30)	160	152,381
Duke Realty LP, 1.75%, 07/01/30 (Call 04/01/30)	199	190,198
Equinix Inc., 2.15%, 07/15/30 (Call 04/15/30)	352	342,904
ERP Operating LP, 2.50%, 02/15/30 (Call 11/15/29)	238	243,938
Essex Portfolio LP, 3.00%, 01/15/30 (Call 10/15/29)	160	167,910
Federal Realty Investment Trust, 3.50%, 06/01/30 (Call 03/01/30)(a)	260	280,686

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
GLP Capital LP/GLP Financing II Inc., 4.00%, 01/15/30 (Call 10/15/29)	$236	$250,752
Healthcare Realty Trust Inc., 2.40%, 03/15/30 (Call 12/15/29)(a)	77	77,144
Healthcare Trust of America Holdings LP, 3.10%, 02/15/30 (Call 11/15/29)	256	265,216
Healthpeak Properties Inc., 3.00%, 01/15/30 (Call 10/15/29)	386	406,068
Highwoods Realty LP, 3.05%, 02/15/30 (Call 11/15/29)	165	171,471
Host Hotels & Resorts LP, Series I, 3.50%, 09/15/30 (Call 06/15/30)	105	108,396
Hudson Pacific Properties LP, 3.25%, 01/15/30 (Call 10/15/29)	67	69,944
Kilroy Realty LP, 3.05%, 02/15/30 (Call 11/15/29)	110	114,695
Kimco Realty Corp., 2.70%, 10/01/30 (Call 07/01/30)	123	126,309
Lexington Realty Trust, 2.70%, 09/15/30 (Call 06/15/30)	255	255,597
Life Storage LP, 2.20%, 10/15/30 (Call 07/15/30)	195	191,654
Mid-America Apartments LP, 2.75%, 03/15/30 (Call 12/15/29)(a)	55	56,851
National Retail Properties Inc., 2.50%, 04/15/30 (Call 01/15/30)	85	85,914
Piedmont Operating Partnership LP, 3.15%, 08/15/30 (Call 05/15/30)	70	71,645
Prologis LP
1.25%, 10/15/30 (Call 07/15/30)(a)	310	288,808
2.25%, 04/15/30 (Call 01/15/30)	345	348,291
Regency Centers LP, 3.70%, 06/15/30 (Call 03/15/30)	120	131,360
Retail Properties of America Inc., 4.75%, 09/15/30 (Call 06/15/30)	127	139,582
Rexford Industrial Realty LP, 2.13%, 12/01/30 (Call 09/01/30) .	130	124,870
Simon Property Group LP, 2.65%, 07/15/30 (Call 04/15/30)	376	384,272
Spirit Realty LP, 3.40%, 01/15/30 (Call 10/15/29)	180	189,605
STORE Capital Corp., 2.75%, 11/18/30 (Call 08/18/30)	125	125,000
UDR Inc., 3.20%, 01/15/30 (Call 10/15/29)	252	268,985
Ventas Realty LP
3.00%, 01/15/30 (Call 10/15/29)	175	181,657
4.75%, 11/15/30 (Call 08/15/30)	90	105,388
Welltower Inc., 3.10%, 01/15/30 (Call 10/15/29)	172	181,037
Weyerhaeuser Co., 4.00%, 04/15/30 (Call 01/15/30)	275	308,520

		9,909,570

Retail — 4.6%
Advance Auto Parts Inc., 3.90%, 04/15/30 (Call 01/15/30)	209	230,514
AutoNation Inc., 4.75%, 06/01/30 (Call 03/01/30)	258	299,801
AutoZone Inc., 4.00%, 04/15/30 (Call 01/15/30)	288	324,138
Best Buy Co. Inc., 1.95%, 10/01/30 (Call 07/01/30)	245	236,325
Costco Wholesale Corp., 1.60%, 04/20/30 (Call 01/20/30)	469	456,623
Dollar General Corp., 3.50%, 04/03/30 (Call 01/03/30)	509	554,479
Genuine Parts Co., 1.88%, 11/01/30 (Call 08/01/30)	205	194,484
Home Depot Inc. (The), 2.70%, 04/15/30 (Call 01/15/30)(a)	681	718,026
Lowe’s Companies Inc.
1.70%, 10/15/30 (Call 07/15/30)	340	324,071
4.50%, 04/15/30 (Call 01/15/30)(a)	348	405,542
McDonald’s Corp.
2.13%, 03/01/30 (Call 12/01/29)(a)	254	254,452
3.60%, 07/01/30 (Call 04/01/30)(a)	311	344,887
O’Reilly Automotive Inc., 4.20%, 04/01/30 (Call 01/01/30)	210	239,047
Starbucks Corp.
2.25%, 03/12/30 (Call 12/12/29)	296	296,873
2.55%, 11/15/30 (Call 08/15/30)(a)	415	423,798
Target Corp.
2.35%, 02/15/30 (Call 11/15/29)(a)	386	397,580
2.65%, 09/15/30 (Call 06/15/30)	137	144,505

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2030 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
TJX Companies Inc. (The), 3.88%, 04/15/30 (Call 01/15/30)	$203	$230,074
Tractor Supply Co., 1.75%, 11/01/30 (Call 08/01/30)	257	244,471
Walgreens Boots Alliance Inc., 3.20%, 04/15/30 (Call 01/15/30)	65	68,985

		6,388,675

Semiconductors — 3.8%
Applied Materials Inc., 1.75%, 06/01/30 (Call 03/01/30)	227	222,113
Broadcom Inc. 4.15%, 11/15/30 (Call 08/15/30)(a)	745	819,016
5.00%, 04/15/30 (Call 01/15/30)	495	574,195
Intel Corp., 3.90%, 03/25/30 (Call 12/25/29)(a)	608	690,147
Lam Research Corp., 1.90%, 06/15/30 (Call 03/15/30)	347	343,481
Micron Technology Inc., 4.66%, 02/15/30 (Call 11/15/29)	417	477,106
NVIDIA Corp., 2.85%, 04/01/30 (Call 01/01/30)	479	508,746
NXP BV/NXP Funding LLC/NXP USA Inc., 3.40%, 05/01/30 (Call 02/01/30)(b)	449	481,557
QUALCOMM Inc., 2.15%, 05/20/30 (Call 02/20/30)	492	497,156
Texas Instruments Inc., 1.75%, 05/04/30 (Call 02/04/30)	413	406,760
Xilinx Inc., 2.38%, 06/01/30 (Call 03/01/30)	280	282,985

		5,303,262

Shipbuilding — 0.1%
Huntington Ingalls Industries Inc., 4.20%, 05/01/30 (Call 02/01/30)	185	207,940

Software — 3.0%
Activision Blizzard Inc., 1.35%, 09/15/30 (Call 06/15/30)	394	363,114
Adobe Inc., 2.30%, 02/01/30 (Call 11/01/29)	413	423,164
Autodesk Inc., 2.85%, 01/15/30 (Call 10/15/29)	202	209,623
Citrix Systems Inc., 3.30%, 03/01/30 (Call 12/01/29)(a)	307	311,424
Fiserv Inc., 2.65%, 06/01/30 (Call 03/01/30)	455	462,344
Intuit Inc., 1.65%, 07/15/30 (Call 04/15/30)	122	118,333
Oracle Corp. 2.95%, 04/01/30 (Call 01/01/30)	803	832,510
3.25%, 05/15/30 (Call 02/15/30)	295	313,721
Roper Technologies Inc., 2.00%, 06/30/30 (Call 03/30/30)	285	276,857
ServiceNow Inc., 1.40%, 09/01/30 (Call 06/01/30)	500	466,905
VMware Inc., 4.70%, 05/15/30 (Call 02/15/30)	348	406,116

		4,184,111

Telecommunications — 7.0%
America Movil SAB de CV, 2.88%, 05/07/30 (Call 02/07/30)	249	258,415
AT&T Inc., 4.30%, 02/15/30 (Call 11/15/29)	1,170	1,328,816
British Telecommunications PLC, 9.63%, 12/15/30	870	1,304,695
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	1,183	1,733,805
Juniper Networks Inc., 2.00%, 12/10/30 (Call 09/10/30)	128	121,288
Koninklijke KPN NV, 8.38%, 10/01/30	134	189,138
Motorola Solutions Inc., 2.30%, 11/15/30 (Call 08/15/30)	350	341,579
Telefonica Europe BV, 8.25%, 09/15/30	315	447,826
T-Mobile USA Inc., 3.88%, 04/15/30 (Call 01/15/30)	1,987	2,173,699
Verizon Communications Inc. 1.50%, 09/18/30 (Call 06/18/30)	416	389,492

Security	Par/ Shares (000)	Value

Telecommunications (continued)
1.68%, 10/30/30 (Call 07/30/30)	$394	$371,562
3.15%, 03/22/30 (Call 12/22/29)	611	646,933
7.75%, 12/01/30	90	128,281
Vodafone Group PLC, 7.88%, 02/15/30	200	281,362

		9,716,891

Textiles — 0.0%
Mohawk Industries Inc., 3.63%, 05/15/30 (Call 02/15/30)	35	37,795

Transportation — 1.0%
Canadian Pacific Railway Co., 2.05%, 03/05/30 (Call 12/05/29)	149	146,472
CSX Corp., 2.40%, 02/15/30 (Call 11/15/29)	221	225,451
FedEx Corp., 4.25%, 05/15/30 (Call 02/15/30)	327	372,970
Union Pacific Corp., 2.40%, 02/05/30 (Call 11/05/29)	234	240,341
United Parcel Service Inc., 4.45%, 04/01/30 (Call 01/01/30)	353	418,160

		1,403,394

Trucking & Leasing — 0.2%
GATX Corp., 4.00%, 06/30/30 (Call 03/30/30)	195	217,084

Water — 0.2%
American Water Capital Corp., 2.80%, 05/01/30 (Call 02/01/30)	182	190,234
Essential Utilities Inc., 2.70%, 04/15/30 (Call 01/15/30)	120	123,409

		313,643

Total Corporate Bonds & Notes — 99.1% (Cost: $140,135,417)		138,409,595

Short-Term Investments

Money Market Funds — 9.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	12,827	12,833,695
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	180	180,000

		13,013,695

Total Short-Term Investments — 9.3% (Cost: $13,013,695)		13,013,695

Total Investments in Securities — 108.4% (Cost: $153,149,112)		151,423,290

Other Assets, Less Liabilities — (8.4)%		(11,768,155)

Net Assets — 100.0%		$139,655,135

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

92	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2030 Term Corporate ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$12,834,405	(a)	$—	$(710)	$—	$12,833,695	12,827	$12,348	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	160,000	20,000	(a)	—	—	—	180,000	180	36		—

					$(710)	$—	$13,013,695		$12,384		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$138,409,595	$—	$138,409,595
Money Market Funds	13,013,695	—	—	13,013,695

	$13,013,695	$138,409,595	$—	$151,423,290

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2031 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.5%
Interpublic Group of Companies Inc. (The), 2.40%, 03/01/31 (Call 12/01/30)	$20	$20,041
Omnicom Group Inc., 2.60%, 08/01/31 (Call 05/01/31)	65	65,486

		85,527

Aerospace & Defense — 2.0%
Boeing Co. (The), 3.63%, 02/01/31 (Call 11/01/30)	100	106,492
General Dynamics Corp., 2.25%, 06/01/31 (Call 03/01/31)	20	20,309
L3Harris Technologies Inc., 1.80%, 01/15/31 (Call 10/15/30)	50	47,928
Raytheon Technologies Corp., 1.90%, 09/01/31 (Call 06/01/31)	50	48,326
Teledyne Technologies Inc., 2.75%, 04/01/31 (Call 01/01/31)	100	102,023

		325,078

Agriculture — 0.9%
BAT Capital Corp., 2.73%, 03/25/31 (Call 12/25/30)	70	68,240
Bunge Ltd. Finance Corp., 2.75%, 05/14/31 (Call 02/14/31)(a)	70	70,543

		138,783

Airlines — 0.3%
United Airlines Pass Through Trust, Series 2019, Class AA, 4.15%, 02/25/33	41	44,923

Auto Manufacturers — 2.3%
Daimler Finance North America LLC, 8.50%, 01/18/31	100	150,562
General Motors Financial Co. Inc. 2.35%, 01/08/31 (Call 10/08/30)	50	48,498
2.70%, 06/10/31 (Call 03/10/31)	75	74,266
Toyota Motor Corp., 2.36%, 03/25/31 (Call 12/25/30)(a)	102	105,044

		378,370

Banks — 4.2%
Bank of New York Mellon Corp. (The)
1.65%, 01/28/31 (Call 10/28/30)	15	14,579
1.80%, 07/28/31 (Call 04/28/31)	30	29,206
Bank of Nova Scotia (The), 2.15%, 08/01/31	100	98,674
Royal Bank of Canada, 2.30%, 11/03/31	40	39,879
State Street Corp., 2.20%, 03/03/31(a)	100	99,247
Sumitomo Mitsui Financial Group Inc., 2.22%, 09/17/31	200	195,446
SVB Financial Group, 1.80%, 02/02/31 (Call 11/02/30)	100	95,590
Toronto-Dominion Bank (The), 2.00%, 09/10/31	50	49,180
Westpac Banking Corp., 2.15%, 06/03/31	50	49,857

		671,658

Beverages — 2.5%
Anheuser-Busch InBev Worldwide Inc., 4.90%, 01/23/31 (Call 10/23/30)	52	63,035
Coca-Cola Co. (The) 1.38%, 03/15/31	102	96,135
2.00%, 03/05/31	2	1,991
Constellation Brands Inc., 2.25%, 08/01/31 (Call 05/01/31)	75	73,478
Keurig Dr Pepper Inc., 2.25%, 03/15/31 (Call 12/15/30)	75	74,230
PepsiCo Inc., 1.95%, 10/21/31 (Call 07/21/31)	100	99,263

		408,132

Biotechnology — 0.9%
Amgen Inc., 2.30%, 02/25/31 (Call 11/25/30)	50	49,761
Illumina Inc., 2.55%, 03/23/31 (Call 12/23/30)	50	50,067
Royalty Pharma PLC, 2.15%, 09/02/31 (Call 06/02/31)	50	47,597

		147,425

Building Materials — 1.1%
Carrier Global Corp., 2.70%, 02/15/31 (Call 11/15/30)(a)	75	76,462
Eagle Materials Inc., 2.50%, 07/01/31 (Call 04/01/31)	50	49,421
Martin Marietta Materials Inc., 2.40%, 07/15/31 (Call 04/15/31)	20	19,969

Security	Par (000)	Value

Building Materials (continued)
Masco Corp., 2.00%, 02/15/31 (Call 11/15/30)	$40	$38,440

		184,292

Chemicals — 0.9%
Ecolab Inc., 1.30%, 01/30/31 (Call 10/30/30)(a)	50	46,817
Huntsman International LLC, 2.95%, 06/15/31 (Call 03/15/31)	50	51,027
NewMarket Corp., 2.70%, 03/18/31 (Call 12/18/30)	50	49,613

		147,457

Commercial Services — 0.6%
Equifax Inc., 2.35%, 09/15/31 (Call 06/15/31)	75	73,558
GXO Logistics Inc., 2.65%, 07/15/31 (Call 04/15/31)(b)	15	14,878

		88,436

Computers — 3.3%
Apple Inc. 1.65%, 02/08/31 (Call 11/08/30)	185	179,182
1.70%, 08/05/31 (Call 05/05/31)	100	96,942
CGI Inc., 2.30%, 09/14/31 (Call 06/14/31)(b)	30	28,952
Fortinet Inc., 2.20%, 03/15/31 (Call 12/15/30)	50	49,426
HP Inc., 2.65%, 06/17/31 (Call 03/17/31)(b)	65	63,998
Kyndryl Holdings Inc., 3.15%, 10/15/31 (Call 07/15/31)(b)	50	48,995
Leidos Inc., 2.30%, 02/15/31 (Call 11/15/30)	75	72,245

		539,740

Cosmetics & Personal Care — 1.3%
Estee Lauder Companies Inc. (The), 1.95%, 03/15/31 (Call 12/15/30)	40	39,687
Procter & Gamble Co. (The), 1.95%, 04/23/31	77	77,533
Unilever Capital Corp., 1.75%, 08/12/31 (Call 05/12/31)	100	97,458

		214,678

Diversified Financial Services — 5.4%
Ally Financial Inc., 8.00%, 11/01/31	155	220,380
Brookfield Finance Inc., 2.72%, 04/15/31 (Call 01/15/31)	45	45,634
Charles Schwab Corp. (The)
1.65%, 03/11/31 (Call 12/11/30)	92	88,119
1.95%, 12/01/31 (Call 09/01/31)	75	73,579
2.30%, 05/13/31 (Call 02/13/31)	50	50,483
Jefferies Group LLC/Jefferies Group Capital Finance Inc., 2.63%, 10/15/31 (Call 07/15/31)	70	68,702
Mastercard Inc., 1.90%, 03/15/31 (Call 12/15/30)	62	62,010
Nasdaq Inc., 1.65%, 01/15/31 (Call 10/15/30)	75	70,166
ORIX Corp., 2.25%, 03/09/31	32	31,956
Synchrony Financial, 2.88%, 10/28/31 (Call 07/28/31)	50	49,773
Visa Inc., 1.10%, 02/15/31 (Call 11/15/30)	75	69,981
Western Union Co. (The), 2.75%, 03/15/31 (Call 12/15/30)	35	34,926

		865,709

Electric — 9.0%
AES Corp. (The), 2.45%, 01/15/31 (Call 10/15/30)	65	63,699
Ameren Corp., 3.50%, 01/15/31 (Call 10/15/30)(a)	5	5,425
Appalachian Power Co., Series AA, 2.70%, 04/01/31 (Call 01/01/31)	50	51,045
Atlantic City Electric Co., 2.30%, 03/15/31 (Call 12/15/30)	2	2,018
Baltimore Gas and Electric Co., 2.25%, 06/15/31 (Call 03/15/31)	75	75,218
CenterPoint Energy Houston Electric LLC, Series AE, 2.35%, 04/01/31 (Call 01/01/31)	50	50,833
Connecticut Light & Power Co. (The), Series A, 2.05%, 07/01/31 (Call 04/01/31)	20	19,855
Consolidated Edison Co. of New York Inc., 2.40%, 06/15/31 (Call 03/15/31)	50	50,370
Dominion Energy Inc., Series C, 2.25%, 08/15/31 (Call 05/15/31)	75	74,029
DTE Electric Co., Series C, 2.63%, 03/01/31 (Call 12/01/30)	50	51,862

94	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2031 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Duke Energy Corp., 2.55%, 06/15/31 (Call 03/15/31)	$60	$60,269
Emera U.S. Finance LP, 2.64%, 06/15/31 (Call 03/15/31)(b)	15	14,961
Entergy Corp., 2.40%, 06/15/31 (Call 03/05/31)	95	93,571
Entergy Louisiana LLC, 3.05%, 06/01/31 (Call 03/01/31)	20	21,205
National Rural Utilities Cooperative Finance Corp. 1.35%, 03/15/31 (Call 12/15/30)	2	1,845
1.65%, 06/15/31 (Call 03/15/31)	105	99,041
Northern States Power Co./MN, 2.25%, 04/01/31 (Call 10/01/30)	20	20,290
NSTAR Electric Co., 1.95%, 08/15/31 (Call 05/15/31)	100	98,188
Pacific Gas and Electric Co. 2.50%, 02/01/31 (Call 11/01/30)	55	52,461
3.25%, 06/01/31 (Call 03/01/31)	100	100,614
PacifiCorp., 7.70%, 11/15/31	70	101,872
Progress Energy Inc. 7.00%, 10/30/31	105	143,180
7.75%, 03/01/31	15	21,051
Public Service Co. of Colorado, 1.88%, 06/15/31 (Call 12/15/30).	100	97,760
Southern California Edison Co., Series G, 2.50%, 06/01/31 (Call 03/01/31)	20	20,016
Tampa Electric Co., 2.40%, 03/15/31 (Call 12/15/30)	70	71,108

		1,461,786

Electronics — 2.6%
Agilent Technologies Inc., 2.30%, 03/12/31 (Call 12/12/30)	100	99,341
Amphenol Corp., 2.20%, 09/15/31 (Call 06/15/31)	50	49,189
Avnet Inc., 3.00%, 05/15/31 (Call 02/15/31)	10	9,957
Honeywell International Inc., 1.75%, 09/01/31 (Call 06/01/31)	100	97,144
Hubbell Inc., 2.30%, 03/15/31 (Call 12/15/30)	20	19,826
Jabil Inc., 3.00%, 01/15/31 (Call 10/15/30)	40	40,865
TD SYNNEX Corp., 2.65%, 08/09/31 (Call 05/09/31)(b)	35	33,962
Vontier Corp., 2.95%, 04/01/31 (Call 01/01/31)(b)	70	69,175

		419,459

Environmental Control — 0.9%
Republic Services Inc., 1.45%, 02/15/31 (Call 11/15/30)	45	42,085
Waste Management Inc., 1.50%, 03/15/31 (Call 12/15/30)	102	95,681

		137,766

Food — 1.3%
Flowers Foods Inc., 2.40%, 03/15/31 (Call 12/15/30)(a)	55	54,363
Kellogg Co., Series B, 7.45%, 04/01/31	55	78,354
Kroger Co. (The), 7.50%, 04/01/31	50	70,548
Mondelez International Inc., 1.50%, 02/04/31 (Call 11/04/30)	2	1,873

		205,138

Forest Products & Paper — 0.8%
Georgia-Pacific LLC, 8.88%, 05/15/31	55	85,420
Suzano Austria GmbH, 3.75%, 01/15/31 (Call 10/15/30)	50	50,012

		135,432

Gas — 0.9%
Atmos Energy Corp., 1.50%, 01/15/31 (Call 10/15/30)	5	4,690
NiSource Inc., 1.70%, 02/15/31 (Call 11/15/30)	55	51,771
Piedmont Natural Gas Co. Inc., 2.50%, 03/15/31 (Call 12/15/30).	5	5,015
Southern Co. Gas Capital Corp., Series 2020-A, 1.75%, 01/15/31 (Call 10/15/30)	95	89,699

		151,175

Hand & Machine Tools — 0.1%
Kennametal Inc., 2.80%, 03/01/31 (Call 12/01/30)	15	15,035

Health Care - Products — 0.8%
Baxter International Inc., 1.73%, 04/01/31 (Call 01/01/31)	45	42,996
PerkinElmer Inc., 2.25%, 09/15/31 (Call 06/15/31)	35	34,214

Security	Par (000)	Value

Health Care - Products (continued)
Thermo Fisher Scientific Inc., 2.00%, 10/15/31 (Call 07/15/31)	$50	$48,900

		126,110

Health Care - Services — 2.8%
Anthem Inc., 2.55%, 03/15/31 (Call 12/15/30)	132	134,727
Bon Secours Mercy Health Inc., Series 20-2, 2.10%, 06/01/31 (Call 12/01/30)	77	76,256
HCA Inc., 2.38%, 07/15/31 (Call 04/15/31)	55	53,754
Laboratory Corp. of America Holdings, 2.70%, 06/01/31 (Call 03/01/31)	20	20,363
Quest Diagnostics Inc., 2.80%, 06/30/31 (Call 03/30/31)	65	67,331
UnitedHealth Group Inc., 2.30%, 05/15/31 (Call 02/15/31)	102	103,237

		455,668

Home Furnishings — 0.3%
Whirlpool Corp., 2.40%, 05/15/31 (Call 02/15/31)	55	54,939

Insurance — 1.8%
Aon Corp./Aon Global Holdings PLC, 2.05%, 08/23/31 (Call 05/23/31)	25	24,235
Assured Guaranty U.S. Holdings Inc., 3.15%, 06/15/31 (Call 03/15/31)	50	52,627
Brown & Brown Inc., 2.38%, 03/15/31 (Call 12/15/30)	100	98,682
Enstar Group Ltd., 3.10%, 09/01/31 (Call 03/01/31)	30	29,354
Fairfax Financial Holdings Ltd., 3.38%, 03/03/31 (Call 12/03/30)(b)	25	25,819
Fidelity National Financial Inc., 2.45%, 03/15/31 (Call 12/15/30) .	15	14,875
First American Financial Corp., 2.40%, 08/15/31 (Call 05/15/31) .	50	48,547
Lincoln National Corp., 3.40%, 01/15/31 (Call 10/15/30)	2	2,158

		296,297

Internet — 3.4%
Alibaba Group Holding Ltd., 2.13%, 02/09/31 (Call 11/09/30)	200	191,676
Amazon.com Inc., 2.10%, 05/12/31 (Call 02/12/31)	170	170,962
eBay Inc., 2.60%, 05/10/31 (Call 02/10/31)	50	50,581
Expedia Group Inc., 2.95%, 03/15/31 (Call 12/15/30)	80	80,713
VeriSign Inc., 2.70%, 06/15/31 (Call 03/15/31)	50	50,475

		544,407

Iron & Steel — 0.2%
Steel Dynamics Inc., 3.25%, 01/15/31 (Call 10/15/30)	32	33,987

Leisure Time — 0.2%
Brunswick Corp., 2.40%, 08/18/31 (Call 05/18/31)	40	38,466

Lodging — 0.9%
Choice Hotels International Inc., 3.70%, 01/15/31 (Call 10/15/30)	25	26,670
Marriott International Inc./MD, Series HH, 2.85%, 04/15/31 (Call 01/15/31)	110	110,693

		137,363

Machinery — 1.2%
Caterpillar Inc., 1.90%, 03/12/31 (Call 12/12/30)	2	1,982
John Deere Capital Corp. 1.45%, 01/15/31	150	142,800
2.00%, 06/17/31	20	19,913
Rockwell Automation Inc., 1.75%, 08/15/31 (Call 05/15/31)	30	29,184

		193,879

Manufacturing — 0.0%
Textron Inc., 2.45%, 03/15/31 (Call 12/15/30)	5	4,979

Media — 3.6%
Charter Communications Operating LLC/Charter Communications Operating Capital, 2.80%, 04/01/31 (Call 01/01/31)	120	119,412

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2031 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Comcast Corp. 1.50%, 02/15/31 (Call 11/15/30)	$202	$189,274
1.95%, 01/15/31 (Call 10/15/30)	2	1,950
ViacomCBS Inc., 4.95%, 01/15/31 (Call 11/15/30)	100	118,661
Walt Disney Co. (The), 2.65%, 01/13/31(a)	150	155,597

		584,894

Mining — 0.3%
Yamana Gold Inc., 2.63%, 08/15/31 (Call 05/15/31)(b)	50	48,769

Oil & Gas — 3.1%
Burlington Resources LLC 7.20%, 08/15/31	52	73,497
7.40%, 12/01/31	20	28,907
Conoco Funding Co., 7.25%, 10/15/31	5	7,114
ConocoPhillips, 2.40%, 02/15/31 (Call 11/15/30)(b)	50	50,474
Devon Energy Corp., 7.88%, 09/30/31	65	92,149
Diamondback Energy Inc., 3.13%, 03/24/31 (Call 12/24/30)(a)	77	79,431
Helmerich & Payne Inc., 2.90%, 09/29/31 (Call 06/29/31)(b)	35	34,838
Hess Corp., 7.30%, 08/15/31	60	80,764
Pioneer Natural Resources Co., 2.15%, 01/15/31 (Call 10/15/30)	55	53,152

		500,326

Packaging & Containers — 0.4%
Amcor Flexibles North America Inc., 2.69%, 05/25/31 (Call 02/25/31)	50	50,781
WestRock MWV LLC, 7.95%, 02/15/31	15	21,189

		71,970

Pharmaceuticals — 3.0%
AmerisourceBergen Corp., 2.70%, 03/15/31 (Call 12/15/30)(a)	65	66,103
Astrazeneca Finance LLC, 2.25%, 05/28/31 (Call 02/28/31)	52	52,662
Becton Dickinson and Co., 1.96%, 02/11/31 (Call 11/11/30)	52	50,387
Cigna Corp., 2.38%, 03/15/31 (Call 12/15/30)	102	102,212
CVS Health Corp. 1.88%, 02/28/31 (Call 11/28/30)	102	97,642
2.13%, 09/15/31 (Call 06/15/31)	50	48,764
Pfizer Inc., 1.75%, 08/18/31 (Call 05/18/31)(a)	75	72,949

		490,719

Pipelines — 2.5%
Boardwalk Pipelines LP, 3.40%, 02/15/31 (Call 11/15/30)	50	52,024
Kinder Morgan Inc. 2.00%, 02/15/31 (Call 11/15/30)	30	28,533
7.80%, 08/01/31	77	108,673
ONEOK Inc., 6.35%, 01/15/31 (Call 10/15/30)	40	50,853
TransCanada PipeLines Ltd., 2.50%, 10/12/31 (Call 07/12/31)	65	64,521
Williams Companies Inc. (The), 2.60%, 03/15/31 (Call 12/15/30).	97	97,028

		401,632

Real Estate — 0.5%
CBRE Services Inc., 2.50%, 04/01/31 (Call 01/01/31)	75	75,448
Essential Properties LP, 2.95%, 07/15/31 (Call 04/15/31)	5	4,989

		80,437

Real Estate Investment Trusts — 12.0%
Alexandria Real Estate Equities Inc., 3.38%, 08/15/31 (Call 05/15/31)	105	113,607
American Campus Communities Operating Partnership LP, 3.88%, 01/30/31 (Call 10/30/30)	15	16,633
American Tower Corp. 2.30%, 09/15/31 (Call 06/15/31)	35	34,214
2.70%, 04/15/31 (Call 01/15/31)	55	56,002
Boston Properties LP, 3.25%, 01/30/31 (Call 10/30/30)	65	68,182

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Brixmor Operating Partnership LP, 2.50%, 08/16/31 (Call 05/16/31)	$50	$48,886
Corporate Office Properties LP, 2.75%, 04/15/31 (Call 01/15/31) .	35	35,115
Crown Castle International Corp., 2.50%, 07/15/31 (Call 04/15/31)	155	153,521
Duke Realty LP, 1.75%, 02/01/31 (Call 11/01/30)	50	47,529
EPR Properties, 3.60%, 11/15/31 (Call 08/15/31)	25	25,062
Equinix Inc., 2.50%, 05/15/31 (Call 02/15/31)	70	70,001
Essex Portfolio LP, 2.55%, 06/15/31 (Call 03/15/31)	100	100,712
GLP Capital LP/GLP Financing II Inc., 4.00%, 01/15/31 (Call 10/15/30)	45	47,900
Healthcare Realty Trust Inc., 2.05%, 03/15/31 (Call 12/15/30)	80	77,066
Healthcare Trust of America Holdings LP, 2.00%, 03/15/31 (Call 12/15/30)	80	75,522
Highwoods Realty LP, 2.60%, 02/01/31 (Call 11/01/30)	15	15,021
Invitation Homes Operating Partnership LP, 2.00%, 08/15/31 (Call 05/15/31)	50	47,423
Lexington Realty Trust, 2.38%, 10/01/31 (Call 07/01/31)	50	48,148
Life Storage LP, 2.40%, 10/15/31 (Call 07/15/31)	40	39,456
Mid America Apartments LP, 1.70%, 02/15/31 (Call 11/15/30)	50	47,320
National Health Investors Inc., 3.00%, 02/01/31 (Call 11/01/30)	25	23,992
Office Properties Income Trust, 3.45%, 10/15/31 (Call 07/15/31) .	50	48,825
Omega Healthcare Investors Inc., 3.38%, 02/01/31 (Call 11/01/30)	30	30,454
Phillips Edison Grocery Center Operating Partnership I LP, 2.63%, 11/15/31 (Call 08/15/31)	10	9,821
Physicians Realty LP, 2.63%, 11/01/31 (Call 08/01/31)	30	29,958
Prologis LP, 1.63%, 03/15/31 (Call 12/15/30)	27	25,851
Public Storage, 2.30%, 05/01/31 (Call 02/01/31)	50	50,491
Rayonier LP, 2.75%, 05/17/31 (Call 02/17/31)	5	4,967
Realty Income Corp., 3.25%, 01/15/31 (Call 10/15/30)	5	5,387
Sabra Health Care LP, 3.20%, 12/01/31 (Call 09/01/31)	50	48,924
Safehold Operating Partnership LP, 2.80%, 06/15/31 (Call 03/15/31)	70	69,717
Simon Property Group LP, 2.20%, 02/01/31 (Call 11/01/30)	50	48,992
Spirit Realty LP, 3.20%, 02/15/31 (Call 11/15/30)	40	41,410
Sun Communities Operating LP, 2.70%, 07/15/31 (Call 04/15/31)	50	50,200
Tanger Properties LP, 2.75%, 09/01/31 (Call 06/01/31)	25	23,873
UDR Inc., 3.00%, 08/15/31 (Call 05/15/31)	40	41,577
Ventas Realty LP, 2.50%, 09/01/31 (Call 06/01/31)	50	49,288
Welltower Inc. 2.75%, 01/15/31 (Call 10/15/30)	5	5,133
2.80%, 06/01/31 (Call 03/01/31)	100	102,587
WP Carey Inc., 2.40%, 02/01/31 (Call 11/01/30)	65	64,172

		1,942,939

Retail — 2.6%
AutoNation Inc., 2.40%, 08/01/31 (Call 05/01/31)	50	48,487
Home Depot Inc. (The), 1.38%, 03/15/31 (Call 12/15/30)	152	142,865
Kohl’s Corp., 3.38%, 05/01/31 (Call 02/01/31)	35	35,536
Lowe’s Companies Inc., 2.63%, 04/01/31 (Call 01/01/31)(a)	102	104,141
O’Reilly Automotive Inc., 1.75%, 03/15/31 (Call 12/15/30)	2	1,906
Ross Stores Inc., 1.88%, 04/15/31 (Call 01/15/31)	2	1,925
TJX Companies Inc. (The), 1.60%, 05/15/31 (Call 02/15/31)	85	81,381

		416,241

Semiconductors — 3.7%
Analog Devices Inc., 2.10%, 10/01/31 (Call 07/01/31)	70	69,876
Broadcom Inc., 2.45%, 02/15/31 (Call 11/15/30)(b)	145	140,180
Intel Corp., 2.00%, 08/12/31 (Call 05/12/31)	100	98,308
Marvell Technology Inc., 2.95%, 04/15/31 (Call 01/15/31)	80	81,610
NVIDIA Corp., 2.00%, 06/15/31 (Call 03/15/31)	77	76,176

96	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2031 Term Corporate ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
NXP BV/NXP Funding LLC/NXP USA Inc., 2.50%, 05/11/31 (Call 02/11/31)(b)	$55	$54,654
Skyworks Solutions Inc., 3.00%, 06/01/31 (Call 03/01/31)	35	35,365
Texas Instruments Inc., 1.90%, 09/15/31 (Call 06/15/31)	35	34,562

		590,731

Software — 4.8%
Autodesk Inc., 2.40%, 12/15/31 (Call 09/15/31)	65	63,911
Broadridge Financial Solutions Inc., 2.60%, 05/01/31 (Call 02/01/31)	100	100,699
Electronic Arts Inc., 1.85%, 02/15/31 (Call 11/15/30)	47	45,167
Fidelity National Information Services Inc., 2.25%, 03/01/31 (Call 12/01/30)	100	98,282
Oracle Corp., 2.88%, 03/25/31 (Call 12/25/30)	175	179,261
Roper Technologies Inc., 1.75%, 02/15/31 (Call 11/15/30)	100	94,476
salesforce.com Inc., 1.95%, 07/15/31 (Call 04/15/31)	110	109,120
VMware Inc., 2.20%, 08/15/31 (Call 05/15/31)	90	87,642

		778,558

Telecommunications — 6.8%
AT&T Inc., 2.75%, 06/01/31 (Call 03/01/31)(a)	230	233,951
Motorola Solutions Inc., 2.75%, 05/24/31 (Call 02/24/31)	55	55,519
Orange SA, 9.00%, 03/01/31	155	237,969
T-Mobile USA Inc., 2.55%, 02/15/31 (Call 11/15/30)	220	218,330
Verizon Communications Inc., 2.55%, 03/21/31 (Call 12/21/30)	355	357,982

		1,103,751

Transportation — 1.9%
Canadian Pacific Railway Co., 7.13%, 10/15/31	20	27,842
FedEx Corp., 2.40%, 05/15/31 (Call 02/15/31)(a)	75	75,182
Norfolk Southern Corp., 2.30%, 05/15/31 (Call 02/15/31)	30	30,229
Union Pacific Corp., 2.38%, 05/20/31 (Call 02/20/31)	75	76,578
Walmart Inc., 1.80%, 09/22/31 (Call 06/22/31)	95	93,639

		303,470

Security	Par/ Shares (000)	Value

Trucking & Leasing — 0.2%
GATX Corp., 1.90%, 06/01/31 (Call 03/01/31)	$25	$23,728

Water — 0.2%
Essential Utilities Inc., 2.40%, 05/01/31 (Call 02/01/31)	25	25,074

Total Corporate Bonds & Notes — 99.0% (Cost: $16,170,514)		16,015,333

Short-Term Investments

Money Market Funds — 7.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(c)(d)(e)	1,152	1,152,311

Total Short-Term Investments — 7.1% (Cost: $1,152,311)		1,152,311

Total Investments in Securities — 106.1% (Cost: $17,322,825)		17,167,644

Other Assets, Less Liabilities — (6.1)%		(986,953)

Net Assets — 100.0%		$16,180,691

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/22/21	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$1,152,311	(b)	$—	$—	$—	$1,152,311	1,152	$114	(c)	$—

(a)	The Fund commenced operations on June 22, 2021.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2031 Term Corporate ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$16,015,333	$—	$16,015,333
Money Market Funds	1,152,311	—	—	1,152,311

	$1,152,311	$16,015,333	$—	$17,167,644

See notes to financial statements.

98	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2021

	iShares iBonds Dec 2021 Term Corporate ETF	iShares iBonds Dec 2022 Term Corporate ETF	iShares iBonds Dec 2023 Term Corporate ETF	iShares iBonds Dec 2024 Term Corporate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$327,554,684	$1,528,187,358	$1,609,509,519	$1,484,849,359
Affiliated(c)	865,243,076	172,551,315	109,157,862	66,695,093
Cash	31,199,950	27,954	12,500	4,452,833
Receivables:
Investments sold	2,715,917	2,985,651	5,572,292	495,970
Securities lending income — Affiliated	1,085	15,248	7,230	8,830
Capital shares sold	—	—	—	52,304
Dividends	3,633	154	214	61
Interest	4,270,694	12,000,804	12,298,249	11,748,343

Total assets	1,230,989,039	1,715,768,484	1,736,557,866	1,568,302,793

LIABILITIES
Collateral on securities loaned, at value	3,847,294	131,103,310	63,838,361	62,307,146
Payables:
Investments purchased	5,053,961	5,944,900	6,105,676	1,554,383
Investment advisory fees	72,367	133,099	139,475	124,956

Total liabilities	8,973,622	137,181,309	70,083,512	63,986,485

NET ASSETS	$1,222,015,417	$1,578,587,175	$1,666,474,354	$1,504,316,308

NET ASSETS CONSIST OF:
Paid-in capital	$1,221,934,379	$1,564,581,893	$1,635,230,536	$1,477,479,248
Accumulated earnings	81,038	14,005,282	31,243,818	26,837,060

NET ASSETS	$1,222,015,417	$1,578,587,175	$1,666,474,354	$1,504,316,308

Shares outstanding	49,400,000	62,500,000	64,400,000	57,650,000

Net asset value	$24.74	$25.26	$25.88	$26.09

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$3,237,019	$127,229,568	$61,130,698	$60,474,132
(b) Investments, at cost — Unaffiliated	$327,474,649	$1,517,895,246	$1,583,976,527	$1,456,819,250
(c) Investments, at cost — Affiliated	$865,237,482	$172,522,359	$109,130,625	$66,677,769

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	99

Statements of Assets and Liabilities  (continued)

October 31, 2021

	iShares iBonds Dec 2025 Term Corporate ETF	iShares iBonds Dec 2026 Term Corporate ETF	iShares iBonds Dec 2027 Term Corporate ETF	iShares iBonds Dec 2028 Term Corporate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,239,581,653	$853,962,569	$515,830,208	$301,236,780
Affiliated(c)	71,728,916	68,426,882	59,186,640	22,196,005
Cash	478	10,045	6,169	7,177
Receivables:
Investments sold	3,507,860	2,815,247	2,073,446	6,933,630
Securities lending income — Affiliated	6,866	8,258	7,896	2,424
Capital shares sold	70,255	—	180,490	—
Dividends	43	7	9	3
Interest	10,499,320	6,245,711	4,193,871	2,554,079

Total assets	1,325,395,391	931,468,719	581,478,729	332,930,098

LIABILITIES
Collateral on securities loaned, at value	60,594,537	65,578,472	56,472,007	21,666,808
Payables:
Investments purchased	8,565,804	4,398,725	2,093,958	6,117,733
Investment advisory fees	104,575	73,171	43,971	25,439

Total liabilities	69,264,916	70,050,368	58,609,936	27,809,980

NET ASSETS	$1,256,130,475	$861,418,351	$522,868,793	$305,120,118

NET ASSETS CONSIST OF:
Paid-in capital	$1,231,911,664	$847,937,864	$515,136,282	$297,754,930
Accumulated earnings	24,218,811	13,480,487	7,732,511	7,365,188

NET ASSETS	$1,256,130,475	$861,418,351	$522,868,793	$305,120,118

Shares outstanding	47,150,000	32,850,000	19,600,000	10,700,000

Net asset value	$26.64	$26.22	$26.68	$28.52

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$58,587,912	$63,558,419	$54,667,626	$20,974,958
(b) Investments, at cost — Unaffiliated	$1,218,624,280	$839,136,835	$506,942,531	$293,517,614
(c) Investments, at cost — Affiliated	$71,708,802	$68,416,724	$59,178,836	$22,191,689

See notes to financial statements.

100	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

October 31, 2021

	iShares iBonds Dec 2029 Term Corporate ETF	iShares iBonds Dec 2030 Term Corporate ETF	iShares iBonds Dec 2031 Term Corporate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$139,922,343	$138,409,595	$16,015,333
Affiliated(c)	11,762,250	13,013,695	1,152,311
Cash	4,776	9,693	2,437
Receivables:
Investments sold	427,616	669,703	—
Securities lending income — Affiliated	1,311	1,349	78
Capital shares sold	—	118,102	2,491,036
Dividends	4	—	—
Interest	1,146,347	1,060,697	107,168

Total assets	153,264,647	153,282,834	19,768,363

LIABILITIES
Collateral on securities loaned, at value	11,173,834	12,834,405	1,152,311
Payables:
Investments purchased	397,460	784,073	2,434,199
Investment advisory fees	11,901	9,221	1,162

Total liabilities	11,583,195	13,627,699	3,587,672

NET ASSETS	$141,681,452	$139,655,135	$16,180,691

NET ASSETS CONSIST OF:
Paid-in capital	$140,472,538	$141,287,875	$16,312,397
Accumulated earnings (loss)	1,208,914	(1,632,740)	(131,706)

NET ASSETS	$141,681,452	$139,655,135	$16,180,691

Shares outstanding	5,350,000	5,550,000	650,000

Net asset value	$26.48	$25.16	$24.89

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$10,829,648	$12,469,941	$1,118,647
(b) Investments, at cost — Unaffiliated	$138,533,189	$140,135,417	$16,170,514
(c) Investments, at cost — Affiliated	$11,760,659	$13,013,695	$1,152,311

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	101

Statements of Operations

Year Ended October 31, 2021

	iShares iBonds Dec 2021 Term Corporate ETF	iShares iBonds Dec 2022 Term Corporate ETF	iShares iBonds Dec 2023 Term Corporate ETF	iShares iBonds Dec 2024 Term Corporate ETF

INVESTMENT INCOME
Dividends — Affiliated	$41,470	$6,708	$3,942	$2,226
Interest — Unaffiliated	17,608,247	27,199,274	29,115,673	25,397,785
Securities lending income — Affiliated — net	119,919	148,696	106,367	108,292

Total investment income	17,769,636	27,354,678	29,225,982	25,508,303

EXPENSES
Investment advisory fees	1,441,545	1,525,829	1,518,360	1,291,895
Miscellaneous	173	173	173	173

Total expenses	1,441,718	1,526,002	1,518,533	1,292,068

Less:
Investment advisory fees waived	(233,511)	(27,887)	(21,876)	(11,848)

Total expenses after fees waived	1,208,207	1,498,115	1,496,657	1,280,220

Net investment income	16,561,429	25,856,563	27,729,325	24,228,083

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	625,763	3,995,422	5,744,029	4,178,614
Investments — Affiliated	29,581	(15,185)	(6,263)	(7,362)
In-kind redemptions — Unaffiliated	882,127	1,856,616	745,520	994,383

Net realized gain	1,537,471	5,836,853	6,483,286	5,165,635

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(14,127,721)	(24,340,657)	(24,745,812)	(20,726,260)
Investments — Affiliated	(44,181)	(3,489)	(3,631)	(4,002)

Net change in unrealized appreciation (depreciation)	(14,171,902)	(24,344,146)	(24,749,443)	(20,730,262)

Net realized and unrealized loss	(12,634,431)	(18,507,293)	(18,266,157)	(15,564,627)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,926,998	$7,349,270	$9,463,168	$8,663,456

See notes to financial statements.

102	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended October 31, 2021

	iShares iBonds Dec 2025 Term Corporate ETF	iShares iBonds Dec 2026 Term Corporate ETF	iShares iBonds Dec 2027 Term Corporate ETF	iShares iBonds Dec 2028 Term Corporate ETF

INVESTMENT INCOME
Dividends — Affiliated	$810	$378	$350	$177
Interest — Unaffiliated	21,400,174	15,358,121	10,241,665	6,359,979
Securities lending income — Affiliated — net	94,115	72,032	75,875	27,346
Other income — Unaffiliated	—	—	—	525

Total investment income	21,495,099	15,430,531	10,317,890	6,388,027

EXPENSES
Investment advisory fees	1,066,393	689,418	451,727	250,417
Miscellaneous	173	173	173	173

Total expenses	1,066,566	689,591	451,900	250,590

Less:
Investment advisory fees waived	(4,639)	(2,026)	(1,606)	(647)

Total expenses after fees waived	1,061,927	687,565	450,294	249,943

Net investment income	20,433,172	14,742,966	9,867,596	6,138,084

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	1,992,477	702,254	415,383	437,392
Investments — Affiliated	(7,832)	(4,327)	(3,072)	(1,562)
In-kind redemptions — Unaffiliated	562,324	4,092,678	1,638,896	949,359

Net realized gain	2,546,969	4,790,605	2,051,207	1,385,189

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(20,629,574)	(20,264,186)	(9,527,037)	(5,441,874)
Investments — Affiliated	(879)	(1,832)	(2,381)	(1,171)

Net change in unrealized appreciation (depreciation)	(20,630,453)	(20,266,018)	(9,529,418)	(5,443,045)

Net realized and unrealized loss	(18,083,484)	(15,475,413)	(7,478,211)	(4,057,856)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,349,688	$(732,447)	$2,389,385	$2,080,228

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	103

Statements of Operations  (continued)

Year Ended October 31, 2021

	iShares iBonds Dec 2029 Term Corporate ETF	iShares iBonds Dec 2030 Term Corporate ETF	iShares iBonds Dec 2031 Term Corporate ETF (a)

INVESTMENT INCOME
Dividends — Affiliated	$86	$36	$—
Interest — Unaffiliated	2,589,541	1,620,070	100,878
Securities lending income — Affiliated — net	14,816	12,348	114

Total investment income	2,604,443	1,632,454	100,992

EXPENSES
Investment advisory fees	109,259	77,550	4,370

Total expenses	109,259	77,550	4,370

Less:
Investment advisory fees waived	(397)	(181)	(6)

Total expenses after fees waived	108,862	77,369	4,364

Net investment income	2,495,581	1,555,085	96,628

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	111,637	(68,244)	(4,108)
Investments — Affiliated	(823)	(710)	—

Net realized gain (loss)	110,814	(68,954)	(4,108)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(1,675,379)	(1,528,867)	(155,181)
Investments — Affiliated	(741)	—	—

Net change in unrealized appreciation (depreciation)	(1,676,120)	(1,528,867)	(155,181)

Net realized and unrealized loss	(1,565,306)	(1,597,821)	(159,289)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$930,275	$(42,736)	$(62,661)

(a)	For the period from June 22, 2021 (commencement of operations) to October 31, 2021.

See notes to financial statements.

104	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares iBonds Dec 2021 Term Corporate ETF		iShares iBonds Dec 2022 Term Corporate ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$16,561,429	$33,533,502	$25,856,563	$29,899,578
Net realized gain (loss)	1,537,471	1,551,343	5,836,853	(2,391,001)
Net change in unrealized appreciation (depreciation)	(14,171,902)	(1,497,892)	(24,344,146)	13,320,078

Net increase in net assets resulting from operations	3,926,998	33,586,953	7,349,270	40,828,655

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(19,848,213)	(34,261,734)	(26,878,634)	(30,855,586)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(314,787,194)	226,517,472	178,335,129	363,590,378

NET ASSETS
Total increase (decrease) in net assets	(330,708,409)	225,842,691	158,805,765	373,563,447
Beginning of year	1,552,723,826	1,326,881,135	1,419,781,410	1,046,217,963

End of year	$1,222,015,417	$1,552,723,826	$1,578,587,175	$1,419,781,410

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	105

Statements of Changes in Net Assets (continued)

	iShares iBonds Dec 2023 Term Corporate ETF		iShares iBonds Dec 2024 Term Corporate ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,729,325	$28,080,137	$24,228,083	$22,602,570
Net realized gain (loss)	6,483,286	(1,541,592)	5,165,635	(4,938,493)
Net change in unrealized appreciation (depreciation)	(24,749,443)	23,506,278	(20,730,262)	23,553,462

Net increase in net assets resulting from operations	9,463,168	50,044,823	8,663,456	41,217,539

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(28,379,197)	(28,042,643)	(24,776,110)	(22,460,360)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	378,694,260	411,968,942	485,551,282	366,998,523

NET ASSETS
Total increase in net assets	359,778,231	433,971,122	469,438,628	385,755,702
Beginning of year	1,306,696,123	872,725,001	1,034,877,680	649,121,978

End of year	$1,666,474,354	$1,306,696,123	$1,504,316,308	$1,034,877,680

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

106	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares iBonds Dec 2025 Term Corporate ETF		iShares iBonds Dec 2026 Term Corporate ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$20,433,172	$17,391,469	$14,742,966	$12,743,849
Net realized gain	2,546,969	5,174,815	4,790,605	1,915,043
Net change in unrealized appreciation (depreciation)	(20,630,453)	17,273,678	(20,266,018)	15,987,523

Net increase (decrease) in net assets resulting from operations	2,349,688	39,839,962	(732,447)	30,646,415

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(21,101,206)	(17,297,629)	(14,647,816)	(12,659,390)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	429,517,243	314,290,032	324,940,441	165,406,607

NET ASSETS
Total increase in net assets	410,765,725	336,832,365	309,560,178	183,393,632
Beginning of year	845,364,750	508,532,385	551,858,173	368,464,541

End of year	$1,256,130,475	$845,364,750	$861,418,351	$551,858,173

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	107

Statements of Changes in Net Assets (continued)

	iShares iBonds Dec 2027 Term Corporate ETF		iShares iBonds Dec 2028 Term Corporate ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,867,596	$8,532,011	$6,138,084	$4,608,513
Net realized gain (loss)	2,051,207	1,918,566	1,385,189	(1,267,926)
Net change in unrealized appreciation (depreciation)	(9,529,418)	6,379,390	(5,443,045)	6,740,580

Net increase in net assets resulting from operations	2,389,385	16,829,967	2,080,228	10,081,167

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(9,842,292)	(8,498,317)	(6,052,855)	(4,439,800)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	192,817,053	78,837,393	102,419,523	88,594,385

NET ASSETS
Total increase in net assets	185,364,146	87,169,043	98,446,896	94,235,752
Beginning of year	337,504,647	250,335,604	206,673,222	112,437,470

End of year	$522,868,793	$337,504,647	$305,120,118	$206,673,222

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

108	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares iBonds Dec 2029 Term Corporate ETF		iShares iBonds Dec 2030 Term Corporate ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Period From 06/23/20 to 10/31/20 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,495,581	$1,474,411	$1,555,085	$189,508
Net realized gain (loss)	110,814	(177,931)	(68,954)	9,428
Net change in unrealized appreciation (depreciation)	(1,676,120)	2,863,599	(1,528,867)	(196,955)

Net increase (decrease) in net assets resulting from operations	930,275	4,160,079	(42,736)	1,981

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(2,422,442)	(1,375,539)	(1,432,581)	(150,046)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	58,517,144	63,999,981	105,347,022	35,931,495

NET ASSETS
Total increase in net assets	57,024,977	66,784,521	103,871,705	35,783,430
Beginning of period	84,656,475	17,871,954	35,783,430	—

End of period	$141,681,452	$84,656,475	$139,655,135	$35,783,430

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	109

Statements of Changes in Net Assets (continued)

iShares iBonds Dec 2031 Term Corporate ETF

Period From 06/22/21 to 10/31/21 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$96,628
Net realized loss	(4,108)
Net change in unrealized appreciation (depreciation)	(155,181)

Net decrease in net assets resulting from operations	(62,661)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(69,045)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	16,312,397

NET ASSETS
Total increase in net assets	16,180,691
Beginning of period	—

End of period	$16,180,691

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

110	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares iBonds Dec 2021 Term Corporate ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$25.00	$24.99	$24.24	$24.95	$25.13

Net investment income(a)	0.29	0.59	0.69	0.64	0.62
Net realized and unrealized gain (loss)(b)	(0.22)	0.03	0.73	(0.74)	(0.20)

Net increase (decrease) from investment operations	0.07	0.62	1.42	(0.10)	0.42

Distributions(c)
From net investment income	(0.32)	(0.61)	(0.67)	(0.61)	(0.60)
From net realized gain	(0.01)	—	—	—	—

Total distributions	(0.33)	(0.61)	(0.67)	(0.61)	(0.60)

Net asset value, end of year	$24.74	$25.00	$24.99	$24.24	$24.95

Total Return(d)
Based on net asset value	0.29%	2.50%	5.94%	(0.39)%	1.71%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.08%	0.10%	0.10%	0.10%	0.10%

Net investment income	1.15%	2.35%	2.80%	2.61%	2.49%

Supplemental Data
Net assets, end of year (000)	$1,222,015	$1,552,724	$1,326,881	$829,159	$481,607

Portfolio turnover rate(e)	1%	11%	8%	6%	3%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	111

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2022 Term Corporate ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17

Net asset value, beginning of year	$25.58	$25.33	$24.17	$25.13		$25.31

Net investment income(a)	0.43	0.62	0.74	0.70		0.70
Net realized and unrealized gain (loss)(b)	(0.30)	0.28	1.14	(0.99)		(0.20)

Net increase (decrease) from investment operations	0.13	0.90	1.88	(0.29)		0.50

Distributions(c)
From net investment income	(0.45)	(0.63)	(0.72)	(0.67)		(0.68)
From net realized gain	—	(0.02)	—	(0.00	)(d)	—

Total distributions	(0.45)	(0.65)	(0.72)	(0.67)		(0.68)

Net asset value, end of year	$25.26	$25.58	$25.33	$24.17		$25.13

Total Return(e)
Based on net asset value	0.52%	3.63%	7.90%	(1.14)%		2.01%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%		0.10%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%		0.10%

Net investment income	1.69%	2.44%	2.98%	2.85%		2.78%

Supplemental Data
Net assets, end of year (000)	$1,578,587	$1,419,781	$1,046,218	$535,445		$351,807

Portfolio turnover rate(f)	6%	16%	9%	2%		7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Rounds to less than $0.01.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

112	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2023 Term Corporate ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$26.19	$25.59	$24.09	$25.23	$25.33

Net investment income(a)	0.48	0.68	0.79	0.76	0.75
Net realized and unrealized gain (loss)(b)	(0.29)	0.61	1.48	(1.16)	(0.12)

Net increase (decrease) from investment operations	0.19	1.29	2.27	(0.40)	0.63

Distributions(c)
From net investment income	(0.50)	(0.69)	(0.77)	(0.73)	(0.73)
From net realized gain	—	—	—	(0.01)	—

Total distributions	(0.50)	(0.69)	(0.77)	(0.74)	(0.73)

Net asset value, end of year	$25.88	$26.19	$25.59	$24.09	$25.23

Total Return(d)
Based on net asset value	0.72%	5.13%	9.59%	(1.61)%	2.57%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	1.83%	2.62%	3.18%	3.12%	3.00%

Supplemental Data
Net assets, end of year (000)	$1,666,474	$1,306,696	$872,725	$478,261	$216,963

Portfolio turnover rate(e)	12%	12%	5%	8%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	113

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2024 Term Corporate ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$26.37	$25.71	$23.84	$25.13	$25.22

Net investment income(a)	0.49	0.70	0.84	0.81	0.81
Net realized and unrealized gain (loss)(b)	(0.25)	0.67	1.85	(1.32)	(0.11)

Net increase (decrease) from investment operations	0.24	1.37	2.69	(0.51)	0.70

Distributions(c)
From net investment income	(0.52)	(0.71)	(0.82)	(0.78)	(0.79)

Total distributions	(0.52)	(0.71)	(0.82)	(0.78)	(0.79)

Net asset value, end of year	$26.09	$26.37	$25.71	$23.84	$25.13

Total Return(d)
Based on net asset value	0.90%	5.44%	11.48%	(2.06)%	2.85%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	1.88%	2.69%	3.37%	3.35%	3.25%

Supplemental Data
Net assets, end of year (000)	$1,504,316	$1,034,878	$649,122	$299,203	$164,584

Portfolio turnover rate(e)	9%	8%	14%	6%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

114	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2025 Term Corporate ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$27.05	$25.95	$23.62	$25.07	$25.21

Net investment income(a)	0.52	0.71	0.85	0.84	0.84
Net realized and unrealized gain (loss)(b)	(0.38)	1.11	2.32	(1.48)	(0.16)

Net increase (decrease) from investment operations	0.14	1.82	3.17	(0.64)	0.68

Distributions(c)
From net investment income	(0.53)	(0.72)	(0.84)	(0.81)	(0.82)

From net realized gain	(0.02)	—	—	—	—

Total distributions	(0.55)	(0.72)	(0.84)	(0.81)	(0.82)

Net asset value, end of year	$26.64	$27.05	$25.95	$23.62	$25.07

Total Return(d)
Based on net asset value	0.51%	7.16%	13.68%	(2.58)%	2.82%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	1.92%	2.70%	3.42%	3.48%	3.40%

Supplemental Data
Net assets, end of year (000)	$1,256,130	$845,365	$508,532	$330,724	$235,679

Portfolio turnover rate(e)	8%	14%	6%	5%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	115

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2026 Term Corporate ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$26.72	$25.50	$22.94	$24.53	$24.83

Net investment income(a)	0.57	0.74	0.86	0.83	0.80
Net realized and unrealized gain (loss)(b)	(0.49)	1.22	2.54	(1.63)	(0.28)

Net increase (decrease) from investment operations	0.08	1.96	3.40	(0.80)	0.52

Distributions(c)
From net investment income	(0.58)	(0.74)	(0.84)	(0.79)	(0.82)

Total distributions	(0.58)	(0.74)	(0.84)	(0.79)	(0.82)

Net asset value, end of year	$26.22	$26.72	$25.50	$22.94	$24.53

Total Return(d)
Based on net asset value	0.29%	7.84%	15.11%	(3.31)%	2.20%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	2.14%	2.84%	3.53%	3.54%	3.30%

Supplemental Data
Net assets, end of year (000)	$861,418	$551,858	$368,465	$152,530	$76,055

Portfolio turnover rate(e)	7%	5%	9%	3%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

116	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2027 Term Corporate ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Period From 09/12/17 to 10/31/17	(a)

Net asset value, beginning of period	$27.00	$25.94	$23.18	$24.96	$24.86

Net investment income(b)	0.59	0.77	0.89	0.89	0.11
Net realized and unrealized gain (loss)(c)	(0.30)	1.07	2.75	(1.79)	(0.01)

Net increase (decrease) from investment operations	0.29	1.84	3.64	(0.90)	0.10

Distributions(d)
From net investment income	(0.61)	(0.78)	(0.88)	(0.88)	—

Total distributions	(0.61)	(0.78)	(0.88)	(0.88)	—

Net asset value, end of period	$26.68	$27.00	$25.94	$23.18	$24.96

Total Return(e)
Based on net asset value	1.01%	7.21%	16.00%	(3.67)%	0.40	%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10	%(g)

Total expenses after fees waived	0.10%	0.10%	0.10%	0.10%	0.10	%(g)

Net investment income	2.18%	2.94%	3.60%	3.75%	3.19	%(g)

Supplemental Data
Net assets, end of period (000)	$522,869	$337,505	$250,336	$136,744	$9,982

Portfolio turnover rate(h)	4%	10%	4%	5%	2	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	117

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2028 Term Corporate ETF
	Year Ended 10/31/21	Year Ended 10/31/20		Year Ended 10/31/19	Period From 09/18/18 to 10/31/18	(a)

Net asset value, beginning of period	$28.91	$27.76		$24.77	$25.00

Net investment income(b)	0.71	0.86		1.01	0.12
Net realized and unrealized gain (loss)(c)	(0.38)	1.13		3.06	(0.35)

Net increase (decrease) from investment operations	0.33	1.99		4.07	(0.23)

Distributions(d)
From net investment income	(0.72)	(0.84)		(1.08)	—
From net realized gain	—	(0.00	)(e)	—	—

Total distributions	(0.72)	(0.84)		(1.08)	—

Net asset value, end of period	$28.52	$28.91		$27.76	$24.77

Total Return(f)
Based on net asset value	1.09%	7.33%		16.87%	(0.92	)%(g)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%		0.10%	0.10	%(h)

Total expenses after fees waived	0.10%	0.10%		0.10%	0.10	%(h)

Net investment income	2.45%	3.04%		3.79%	4.22	%(h)

Supplemental Data
Net assets, end of period (000)	$305,120	$206,673		$112,437	$38,399

Portfolio turnover rate(i)	10%	7%		6%	0	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

118	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2029 Term Corporate ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Period From 09/17/19 to 10/31/19	(a)

Net asset value, beginning of period	$26.88	$25.53	$25.00

Net investment income(b)	0.61	0.70	0.09
Net realized and unrealized gain (loss)(c)	(0.40)	1.35	0.44

Net increase from investment operations	0.21	2.05	0.53

Distributions(d)
From net investment income	(0.61)	(0.70)	—

Total distributions	(0.61)	(0.70)	—

Net asset value, end of period	$26.48	$26.88	$25.53

Total Return(e)
Based on net asset value	0.78%	8.17%	2.12	%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10	%(g)

Total expenses after fees waived	0.10%	0.10%	0.10	%(g)

Net investment income	2.28%	2.69%	2.84	%(g)

Supplemental Data
Net assets, end of period (000)	$141,681	$84,656	$17,872

Portfolio turnover rate(h)	4%	9%	1	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	119

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2030 Term Corporate ETF
	Year Ended 10/31/21	Period From 06/23/20 to 10/31/20	(a)

Net asset value, beginning of period	$25.56	$25.17

Net investment income(b)	0.51	0.18
Net realized and unrealized gain (loss)(c)	(0.42)	0.33

Net increase from investment operations	0.09	0.51

Distributions(d)
From net investment income	(0.49)	(0.12)

Total distributions	(0.49)	(0.12)

Net asset value, end of period	$25.16	$25.56

Total Return(e)
Based on net asset value	0.36%	2.03	%(f)

Ratios to Average Net Assets
Total expenses	0.10%	0.10	%(g)

Total expenses after fees waived	0.10%	0.10	%(g)

Net investment income	2.01%	1.93	%(g)

Supplemental Data
Net assets, end of period (000)	$139,655	$35,783

Portfolio turnover rate(h)	4%	4	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

120	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2031 Term Corporate ETF
	Period From 06/22/21 to 10/31/21	(a)

Net asset value, beginning of period	$25.00

Net investment income(b)	0.20
Net realized and unrealized loss(c)	(0.17)

Net increase from investment operations	0.03

Distributions(d)
From net investment income	(0.14)

Total distributions	(0.14)

Net asset value, end of period	$24.89

Total Return(e)
Based on net asset value	0.16	%(f)

Ratios to Average Net Assets
Total expenses	0.10	%(g)

Total expenses after fees waived	0.10	%(g)

Net investment income	2.21	%(g)

Supplemental Data
Net assets, end of period (000)	$16,181

Portfolio turnover rate(h)	15	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	121

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds Dec 2021 Term Corporate	Diversified
iBonds Dec 2022 Term Corporate	Diversified
iBonds Dec 2023 Term Corporate	Diversified
iBonds Dec 2024 Term Corporate	Diversified
iBonds Dec 2025 Term Corporate	Diversified
iBonds Dec 2026 Term Corporate	Diversified
iBonds Dec 2027 Term Corporate	Diversified
iBonds Dec 2028 Term Corporate(a)	Diversified
iBonds Dec 2029 Term Corporate	Non-diversified
iBonds Dec 2030 Term Corporate	Non-diversified
iBonds Dec 2031 Term Corporate(b)	Non-diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.
(b)	The Fund commenced operations on June 22, 2021.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

122	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However,

N O T E S T O F I N A N C I A L S T A T E M E N T S	123

Notes to Financial Statements  (continued)

bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
iBonds Dec 2021 Term Corporate
Barclays Bank PLC	$108,236	$108,236		$—	$—
Goldman Sachs & Co. LLC	181,062	181,062		—	—
J.P. Morgan Securities LLC	1,940,538	1,940,538		—	—
Morgan Stanley	1,007,183	1,007,183		—	—

	$3,237,019	$3,237,019		$—	$—

iBonds Dec 2022 Term Corporate
Barclays Bank PLC	$5,665,486	$5,665,486		$—	$—
BMO Capital Markets Corp.	761,236	761,236		—	—
BNP Paribas SA	8,370,662	8,370,662		—	—
BofA Securities, Inc.	8,626,793	8,626,793		—	—
Citigroup Global Markets, Inc.	2,841,979	2,841,979		—	—
Credit Suisse Securities (USA) LLC	101,116	101,116		—	—
Deutsche Bank Securities, Inc.	109,752	109,752		—	—
Goldman Sachs & Co. LLC	13,172,892	13,172,892		—	—
HSBC Securities (USA), Inc.	101,122	101,122		—	—
J.P. Morgan Securities LLC	61,708,040	61,708,040		—	—
Morgan Stanley	20,737,021	20,737,021		—	—
Toronto Dominion Bank	4,436,015	4,436,015		—	—
Wells Fargo Securities LLC	597,454	597,454		—	—

	$127,229,568	$127,229,568		$—	$—

iBonds Dec 2023 Term Corporate
Barclays Bank PLC	$2,103,033	$2,103,033		$—	$—
BMO Capital Markets Corp.	1,990,080	1,990,080		—	—
BofA Securities, Inc.	14,286,260	14,286,260		—	—
Citigroup Global Markets, Inc.	976,595	976,595		—	—
Deutsche Bank Securities, Inc.	211,030	211,030		—	—
Goldman Sachs & Co. LLC	9,497,280	9,497,280		—	—
J.P. Morgan Securities LLC	25,623,589	25,623,589		—	—
Morgan Stanley	5,073,174	5,073,174		—	—
Wells Fargo Securities LLC	1,369,657	1,369,657		—	—

	$61,130,698	$61,130,698		$—	$—

iBonds Dec 2024 Term Corporate
Barclays Bank PLC	$2,737,266	$2,737,266		$—	$—
Barclays Capital, Inc.	1,206,116	1,206,116		—	—
BMO Capital Markets Corp.	455,740	455,740		—	—
BNP Paribas SA	2,195,196	2,195,196		—	—
BofA Securities, Inc.	6,973,051	6,973,051		—	—
Citigroup Global Markets, Inc.	2,410,689	2,410,689		—	—
Deutsche Bank Securities, Inc.	2,591,877	2,591,877		—	—
Goldman Sachs & Co. LLC	6,549,478	6,549,478		—	—
HSBC Securities (USA), Inc.	1,992,650	1,992,650		—	—
J.P. Morgan Securities LLC	27,808,991	27,808,991		—	—
Morgan Stanley	2,591,238	2,591,238		—	—
Nomura Securities International, Inc.	103,494	103,494		—	—
Wells Fargo Securities LLC	2,858,346	2,858,346		—	—

	$60,474,132	$60,474,132		$—	$—

124	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
iBonds Dec 2025 Term Corporate
Barclays Bank PLC	$4,510,802	$4,510,802		$—	$—
BNP Paribas SA	2,669,252	2,669,252		—	—
BofA Securities, Inc.	7,429,281	7,429,281		—	—
Citadel Clearing LLC	618,225	618,225		—	—
Citigroup Global Markets, Inc.	248,440	248,440		—	—
Credit Suisse Securities (USA) LLC	604,540	604,540		—	—
Deutsche Bank Securities, Inc.	195,809	195,809		—	—
Goldman Sachs & Co. LLC	8,540,626	8,540,626		—	—
HSBC Securities (USA), Inc.	5,842,374	5,842,374		—	—
J.P. Morgan Securities LLC	20,818,210	20,818,210		—	—
Morgan Stanley	3,175,331	3,175,331		—	—
Scotia Capital (USA), Inc.	1,493,489	1,493,489		—	—
Wells Fargo Securities LLC	2,441,533	2,441,533		—	—

	$58,587,912	$58,587,912		$—	$—

iBonds Dec 2026 Term Corporate
Barclays Bank PLC	$6,166,806	$6,166,806		$—	$—
BMO Capital Markets Corp.	101,159	101,159		—	—
Citigroup Global Markets, Inc.	736,313	736,313		—	—
Credit Suisse Securities (USA) LLC	1,040,473	1,040,473		—	—
Goldman Sachs & Co. LLC	5,624,398	5,624,398		—	—
HSBC Securities (USA), Inc.	1,151,322	1,151,322		—	—
J.P. Morgan Securities LLC	23,125,060	23,125,060		—	—
Morgan Stanley	6,314,523	6,314,523		—	—
Nomura Securities International, Inc.	1,777,034	1,777,034		—	—
RBC Capital Markets LLC	13,937,981	13,937,981		—	—
State Street Bank & Trust Co.	243,853	243,853		—	—
Wells Fargo Securities LLC	3,339,497	3,339,497		—	—

	$63,558,419	$63,558,419		$—	$—

iBonds Dec 2027 Term Corporate
Barclays Bank PLC	$7,892,697	$7,892,697		$—	$—
BMO Capital Markets Corp.	286,293	286,293		—	—
BNP Paribas SA	394,271	394,271		—	—
BofA Securities, Inc.	6,352,533	6,352,533		—	—
Citadel Clearing LLC	20,624	20,624		—	—
Citigroup Global Markets, Inc.	384,765	384,765		—	—
Credit Suisse Securities (USA) LLC	227,117	227,117		—	—
Goldman Sachs & Co. LLC	11,267,405	11,267,405		—	—
J.P. Morgan Securities LLC	18,501,541	18,501,541		—	—
Morgan Stanley	3,571,565	3,571,565		—	—
Nomura Securities International, Inc.	520,320	520,320		—	—
RBC Capital Markets LLC	3,409,239	3,409,239		—	—
Scotia Capital (USA), Inc.	241,011	241,011		—	—
Toronto Dominion Bank	952,695	952,695		—	—
Wells Fargo Securities LLC	645,550	645,550		—	—

	$54,667,626	$54,667,626		$—	$—

iBonds Dec 2028 Term Corporate
Barclays Capital, Inc.	$589,200	$589,200		$—	$—
BofA Securities, Inc.	1,317,498	1,317,498		—	—
Citigroup Global Markets, Inc.	578,948	578,948		—	—
Credit Suisse Securities (USA) LLC	728,935	728,935		—	—
Goldman Sachs & Co. LLC	3,881,917	3,881,917		—	—
HSBC Securities (USA), Inc.	1,375,328	1,375,328		—	—
J.P. Morgan Securities LLC	11,614,785	11,614,785		—	—
State Street Bank & Trust Co.	888,347	888,347		—	—

	$20,974,958	$20,974,958		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	125

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
iBonds Dec 2029 Term Corporate
Barclays Bank PLC	$1,119,543	$1,119,543		$—	$—
Barclays Capital, Inc.	4,258	4,258		—	—
BNP Paribas SA	718,289	718,289		—	—
BofA Securities, Inc.	55,894	55,894		—	—
Credit Suisse Securities (USA) LLC	279,089	279,089		—	—
Goldman Sachs & Co. LLC	3,187,815	3,187,815		—	—
J.P. Morgan Securities LLC	4,259,666	4,259,666		—	—
RBC Capital Markets LLC	1,037,481	1,037,481		—	—
Wells Fargo Securities LLC	167,613	167,613		—	—

	$10,829,648	$10,829,648		$—	$—

iBonds Dec 2030 Term Corporate
Barclays Bank PLC	$5,736,669	$5,736,669		$—	$—
BNP Paribas SA	699,600	699,600		—	—
BofA Securities, Inc.	167,642	167,642		—	—
Citadel Clearing LLC	10,598	10,598		—	—
Citigroup Global Markets, Inc.	893,209	893,209		—	—
Credit Suisse Securities (USA) LLC	258,314	258,314		—	—
Nomura Securities International, Inc.	139,278	139,278		—	—
RBC Capital Markets LLC	2,965,788	2,965,788		—	—
Scotia Capital (USA), Inc.	106,876	106,876		—	—
Wells Fargo Securities LLC	1,491,967	1,491,967		—	—

	$12,469,941	$12,469,941		$—	$—

iBonds Dec 2031 Term Corporate
BNP Paribas SA	$130,513	$130,513		$—	$—
BofA Securities, Inc.	99,894	99,894		—	—
Citigroup Global Markets, Inc.	123,141	123,141		—	—
RBC Capital Markets LLC	765,099	765,099		—	—

	$1,118,647	$1,118,647		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.10%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses, if any, attributable to each Fund’s investments in other funds advised by BFA or its affiliates.

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Notes to Financial Statements  (continued)

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
iBonds Dec 2021 Term Corporate	$233,511
iBonds Dec 2022 Term Corporate	27,887
iBonds Dec 2023 Term Corporate	21,876
iBonds Dec 2024 Term Corporate	11,848
iBonds Dec 2025 Term Corporate	4,639
iBonds Dec 2026 Term Corporate	2,026
iBonds Dec 2027 Term Corporate	1,606
iBonds Dec 2028 Term Corporate	647
iBonds Dec 2029 Term Corporate	397
iBonds Dec 2030 Term Corporate	181
iBonds Dec 2031 Term Corporate	6

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
iBonds Dec 2021 Term Corporate	$49,448
iBonds Dec 2022 Term Corporate	61,274
iBonds Dec 2023 Term Corporate	44,138
iBonds Dec 2024 Term Corporate	45,519
iBonds Dec 2025 Term Corporate	39,336
iBonds Dec 2026 Term Corporate	30,439
iBonds Dec 2027 Term Corporate	30,453
iBonds Dec 2028 Term Corporate	11,387
iBonds Dec 2029 Term Corporate	6,129
iBonds Dec 2030 Term Corporate	5,248
iBonds Dec 2031 Term Corporate	49

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	127

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
iBonds Dec 2021 Term Corporate	$6,144,042	$—	$—
iBonds Dec 2022 Term Corporate	77,892,039	1,069,594	9,934
iBonds Dec 2023 Term Corporate	6,635,259	3,661,065	99,093
iBonds Dec 2024 Term Corporate	3,416,632	3,711,866	136,357
iBonds Dec 2025 Term Corporate	3,919,799	917,309	(18,680)
iBonds Dec 2026 Term Corporate	2,669,245	1,468,013	16,111
iBonds Dec 2027 Term Corporate	1,806,758	1,426,036	50,999
iBonds Dec 2028 Term Corporate	873,570	29,072	768

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
iBonds Dec 2021 Term Corporate	$4,927,310	$946,657,531
iBonds Dec 2022 Term Corporate	86,949,220	225,323,957
iBonds Dec 2023 Term Corporate	178,957,306	199,478,712
iBonds Dec 2024 Term Corporate	127,888,770	110,767,493
iBonds Dec 2025 Term Corporate	94,736,827	84,205,841
iBonds Dec 2026 Term Corporate	54,188,847	47,520,340
iBonds Dec 2027 Term Corporate	19,146,054	17,336,011
iBonds Dec 2028 Term Corporate	28,147,262	25,659,184
iBonds Dec 2029 Term Corporate	5,695,532	4,638,608
iBonds Dec 2030 Term Corporate	3,831,999	2,774,161
iBonds Dec 2031 Term Corporate	14,314,941	1,818,104

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBonds Dec 2021 Term Corporate	$86,547,047	$240,914,073
iBonds Dec 2022 Term Corporate	248,229,273	70,676,727
iBonds Dec 2023 Term Corporate	387,475,754	13,752,372
iBonds Dec 2024 Term Corporate	492,243,764	13,661,907
iBonds Dec 2025 Term Corporate	437,648,607	12,624,927
iBonds Dec 2026 Term Corporate	370,786,585	48,321,673
iBonds Dec 2027 Term Corporate	213,108,367	21,821,782
iBonds Dec 2028 Term Corporate	109,312,767	8,202,466
iBonds Dec 2029 Term Corporate	57,808,941	—
iBonds Dec 2030 Term Corporate	104,121,280	—
iBonds Dec 2031 Term Corporate	3,696,434	—

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

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Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to certain deemed distributions and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
iBonds Dec 2021 Term Corporate	$918,974	$(918,974)
iBonds Dec 2022 Term Corporate	1,912,696	(1,912,696)
iBonds Dec 2023 Term Corporate	759,751	(759,751)
iBonds Dec 2024 Term Corporate	981,838	(981,838)
iBonds Dec 2025 Term Corporate	570,863	(570,863)
iBonds Dec 2026 Term Corporate	4,092,679	(4,092,679)
iBonds Dec 2027 Term Corporate	1,638,896	(1,638,896)
iBonds Dec 2028 Term Corporate	948,627	(948,627)
iBonds Dec 2030 Term Corporate	9,358	(9,358)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20
iBonds Dec 2021 Term Corporate
Ordinary income	$19,272,863	$34,261,734
Long-term capital gains	575,350	—

	$19,848,213	$34,261,734

iBonds Dec 2022 Term Corporate
Ordinary income	$26,878,634	$30,668,925
Long-term capital gains	—	186,661

	$26,878,634	$30,855,586

iBonds Dec 2023 Term Corporate
Ordinary income	$28,379,197	$28,042,643

iBonds Dec 2024 Term Corporate
Ordinary income	$24,776,110	$22,460,360

iBonds Dec 2025 Term Corporate
Ordinary income	$20,526,833	$17,297,629
Long-term capital gains	574,373	—

	$21,101,206	$17,297,629

iBonds Dec 2026 Term Corporate
Ordinary income	$14,647,816	$12,659,390

iBonds Dec 2027 Term Corporate
Ordinary income	$9,842,292	$8,498,317

iBonds Dec 2028 Term Corporate
Ordinary income	$6,052,855	$4,437,127
Long-term capital gains	—	2,673

	$6,052,855	$4,439,800

iBonds Dec 2029 Term Corporate
Ordinary income	$2,422,442	$1,375,539

iShares ETF	Year Ended 10/31/21	Period Ended 10/31/20
iBonds Dec 2030 Term Corporate
Ordinary income	$1,432,581	$150,046

N O T E S T O F I N A N C I A L S T A T E M E N T S	129

Notes to Financial Statements  (continued)

iShares ETF	Period Ended 10/31/21
iBonds Dec 2031 Term Corporate
Ordinary income	$69,045

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total
iBonds Dec 2021 Term Corporate	$133,760	$—	$—	$(52,722)	$81,038
iBonds Dec 2022 Term Corporate	2,100,420	2,369,786	—	9,535,076	14,005,282
iBonds Dec 2023 Term Corporate	2,305,342	4,085,896	—	24,852,580	31,243,818
iBonds Dec 2024 Term Corporate	2,087,182	—	(2,400,162)	27,150,040	26,837,060
iBonds Dec 2025 Term Corporate	1,853,242	1,902,832	—	20,462,737	24,218,811
iBonds Dec 2026 Term Corporate	1,414,358	—	(2,498,800)	14,564,929	13,480,487
iBonds Dec 2027 Term Corporate	896,941	—	(1,891,865)	8,727,435	7,732,511
iBonds Dec 2028 Term Corporate	589,842	—	(853,361)	7,628,707	7,365,188
iBonds Dec 2029 Term Corporate	254,551	—	(389,882)	1,344,245	1,208,914
iBonds Dec 2030 Term Corporate	181,134	—	(69,496)	(1,744,378)	(1,632,740)
iBonds Dec 2031 Term Corporate	27,744	—	(4,121)	(155,329)	(131,706)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

For the year ended October 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
iBonds Dec 2022 Term Corporate	$1,360,903
iBonds Dec 2023 Term Corporate	1,514,006
iBonds Dec 2024 Term Corporate	4,123,389
iBonds Dec 2026 Term Corporate	669,981
iBonds Dec 2027 Term Corporate	376,281
iBonds Dec 2028 Term Corporate	425,658
iBonds Dec 2029 Term Corporate	113,778

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBonds Dec 2021 Term Corporate	$1,192,850,482	$45,153	$(97,875)	$(52,722)
iBonds Dec 2022 Term Corporate	1,691,203,597	9,693,350	(158,274)	9,535,076
iBonds Dec 2023 Term Corporate	1,693,814,801	25,458,733	(606,153)	24,852,580
iBonds Dec 2024 Term Corporate	1,524,394,412	28,109,011	(958,971)	27,150,040
iBonds Dec 2025 Term Corporate	1,290,847,832	23,561,324	(3,098,587)	20,462,737
iBonds Dec 2026 Term Corporate	907,824,522	16,180,170	(1,615,241)	14,564,929
iBonds Dec 2027 Term Corporate	566,289,413	10,488,303	(1,760,868)	8,727,435
iBonds Dec 2028 Term Corporate	315,804,078	8,382,897	(754,190)	7,628,707
iBonds Dec 2029 Term Corporate	150,340,348	1,630,545	(286,300)	1,344,245
iBonds Dec 2030 Term Corporate	153,167,668	274,804	(2,019,182)	(1,744,378)
iBonds Dec 2031 Term Corporate	17,322,973	5,949	(161,278)	(155,329)

8. PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events

130	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20

iShares ETF	Shares	Amount	Shares	Amount
iBonds Dec 2021 Term Corporate
Shares sold	3,600,000	$89,387,006	14,500,000	$362,461,554
Shares redeemed	(16,300,000)	(404,174,200)	(5,500,000)	(135,944,082)

Net increase (decrease)	(12,700,000)	$(314,787,194)	9,000,000	$226,517,472

N O T E S T O F I N A N C I A L S T A T E M E N T S	131

Notes to Financial Statements  (continued)

	Year Ended 10/31/21		Year Ended 10/31/20

iShares ETF	Shares	Amount	Shares	Amount
iBonds Dec 2022 Term Corporate
Shares sold	9,900,000	$252,129,326	17,100,000	$434,643,409
Shares redeemed	(2,900,000)	(73,794,197)	(2,900,000)	(71,053,031)

Net increase	7,000,000	$178,335,129	14,200,000	$363,590,378

iBonds Dec 2023 Term Corporate
Shares sold	15,050,000	$393,034,180	18,400,000	$475,625,151
Shares redeemed	(550,000)	(14,339,920)	(2,600,000)	(63,656,209)

Net increase	14,500,000	$378,694,260	15,800,000	$411,968,942

iBonds Dec 2024 Term Corporate
Shares sold	18,950,000	$500,015,695	17,300,000	$448,529,249
Shares redeemed	(550,000)	(14,464,413)	(3,300,000)	(81,530,726)

Net increase	18,400,000	$485,551,282	14,000,000	$366,998,523

iBonds Dec 2025 Term Corporate
Shares sold	16,400,000	$442,892,667	15,750,000	$417,852,104
Shares redeemed	(500,000)	(13,375,424)	(4,100,000)	(103,562,072)

Net increase	15,900,000	$429,517,243	11,650,000	$314,290,032

iBonds Dec 2026 Term Corporate
Shares sold	14,100,000	$375,323,989	9,600,000	$250,299,542
Shares redeemed	(1,900,000)	(50,383,548)	(3,400,000)	(84,892,935)

Net increase	12,200,000	$324,940,441	6,200,000	$165,406,607

iBonds Dec 2027 Term Corporate
Shares sold	7,950,000	$215,513,155	5,750,000	$153,225,694
Shares redeemed	(850,000)	(22,696,102)	(2,900,000)	(74,388,301)

Net increase	7,100,000	$192,817,053	2,850,000	$78,837,393

iBonds Dec 2028 Term Corporate
Shares sold	3,850,000	$110,885,062	3,100,000	$88,594,385
Shares redeemed	(300,000)	(8,465,539)	—	—

Net increase	3,550,000	$102,419,523	3,100,000	$88,594,385

iBonds Dec 2029 Term Corporate
Shares sold	2,200,000	$58,517,144	2,850,000	$74,350,725
Shares redeemed	—	—	(400,000)	(10,350,744)

Net increase	2,200,000	$58,517,144	2,450,000	$63,999,981

	Year Ended 10/31/21		Period Ended 10/31/20

iShares ETF	Shares	Amount	Shares	Amount
iBonds Dec 2030 Term Corporate
Shares sold	4,150,000	$105,347,022	1,400,000	$35,931,495

	Period Ended 10/31/21

iShares ETF	Shares	Amount
iBonds Dec 2031 Term Corporate
Shares sold	650,000	$16,312,397

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

132	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Planned Fund Liquidation: In accordance with its prospectus and its investment objective, the iShares iBonds Dec 2021 Term Corporate ETF ceased trading after the close of business on December 15, 2021, when all of the bonds included in the Fund’s underlying index matured. Proceeds of the liquidation are currently scheduled to be sent to shareholders on December 20, 2021.

N O T E S T O F I N A N C I A L S T A T E M E N T S	133

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares iBonds Dec 2021 Term Corporate ETF,

iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2023 Term Corporate ETF,

iShares iBonds Dec 2024 Term Corporate ETF, iShares iBonds Dec 2025 Term Corporate ETF,

iShares iBonds Dec 2026 Term Corporate ETF, iShares iBonds Dec 2027 Term Corporate ETF,

iShares iBonds Dec 2028 Term Corporate ETF, iShares iBonds Dec 2029 Term Corporate ETF,

iShares iBonds Dec 2030 Term Corporate ETF and iShares iBonds Dec 2031 Term Corporate ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares iBonds Dec 2021 Term Corporate ETF, iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2024 Term Corporate ETF, iShares iBonds Dec 2025 Term Corporate ETF, iShares iBonds Dec 2026 Term Corporate ETF, iShares iBonds Dec 2027 Term Corporate ETF, iShares iBonds Dec 2028 Term Corporate ETF, iShares iBonds Dec 2029 Term Corporate ETF, iShares iBonds Dec 2030 Term Corporate ETF and iShares iBonds Dec 2031 Term Corporate ETF (eleven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares iBonds Dec 2021 Term Corporate ETF, iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2024 Term Corporate ETF, iShares iBonds Dec 2025 Term Corporate ETF, iShares iBonds Dec 2026 Term Corporate ETF, iShares iBonds Dec 2027 Term Corporate ETF, iShares iBonds Dec 2028 Term Corporate ETF and iShares iBonds Dec 2029 Term Corporate ETF: statements of operations for the year ended October 31, 2021 and statements of changes in net assets for each of the two years in the period ended October 31, 2021.

iShares iBonds Dec 2030 Term Corporate ETF: statement of operations for the year ended October 31, 2021, and statement of changes in net assets for the year ended October 31, 2021 and the period June 23, 2020 (commencement of operations) to October 31, 2020.

iShares iBonds Dec 2031 Term Corporate ETF: statements of operations and changes in net assets for the period June 22, 2021 (commencement of operations) to October 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

134	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends
iBonds Dec 2021 Term Corporate	$16,802,086
iBonds Dec 2022 Term Corporate	26,448,349
iBonds Dec 2023 Term Corporate	28,232,188
iBonds Dec 2024 Term Corporate	24,820,081
iBonds Dec 2025 Term Corporate	20,746,326
iBonds Dec 2026 Term Corporate	14,897,252
iBonds Dec 2027 Term Corporate	9,946,630
iBonds Dec 2028 Term Corporate	6,187,358
iBonds Dec 2029 Term Corporate	2,509,294
iBonds Dec 2030 Term Corporate	1,560,392
iBonds Dec 2031 Term Corporate	96,680

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends
iBonds Dec 2021 Term Corporate	$12,835,849
iBonds Dec 2022 Term Corporate	21,177,779
iBonds Dec 2023 Term Corporate	21,832,596
iBonds Dec 2024 Term Corporate	19,687,169
iBonds Dec 2025 Term Corporate	17,295,727
iBonds Dec 2026 Term Corporate	11,826,491
iBonds Dec 2027 Term Corporate	8,958,251
iBonds Dec 2028 Term Corporate	5,206,255
iBonds Dec 2029 Term Corporate	2,235,942
iBonds Dec 2030 Term Corporate	1,338,741
iBonds Dec 2031 Term Corporate	91,560

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2021:

iShares ETF	Federal Obligation Interest
iBonds Dec 2021 Term Corporate	$24,744
iBonds Dec 2022 Term Corporate	4,059
iBonds Dec 2023 Term Corporate	2,394
iBonds Dec 2024 Term Corporate	1,353
iBonds Dec 2025 Term Corporate	493
iBonds Dec 2026 Term Corporate	231
iBonds Dec 2027 Term Corporate	214
iBonds Dec 2028 Term Corporate	109
iBonds Dec 2029 Term Corporate	53
iBonds Dec 2030 Term Corporate	22

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended October 31, 2021:

iShares ETF	20% Rate Long-Term Capital Gain Dividends
iBonds Dec 2021 Term Corporate	$612,197
iBonds Dec 2022 Term Corporate	57,341
iBonds Dec 2023 Term Corporate	14,231
iBonds Dec 2025 Term Corporate	582,805

I M P O R T A N T T A X I N F O R M A T I O N	135

Board Review and Approval of Investment Advisory Contract

iShares iBonds Dec 2021 Term Corporate ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

136	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates.

The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares iBonds Dec 2022 Term Corporate ETF, iShares iBonds Dec 2026 Term Corporate ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	137

Board Review and Approval of Investment Advisory Contract  (continued)

providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares iBonds Dec 2023 Term Corporate ETF, iShares iBonds Dec 2024 Term Corporate ETF, iShares iBonds Dec 2025 Term Corporate ETF, iShares iBonds Dec 2027 Term Corporate ETF, iShares iBonds Dec 2028 Term Corporate ETF, iShares iBonds Dec 2029 Term Corporate ETF, iShares iBonds Dec 2030 Term Corporate ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”),

including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service

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Board Review and Approval of Investment Advisory Contract  (continued)

providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue,

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Board Review and Approval of Investment Advisory Contract  (continued)

including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

iShares iBonds Dec 2031 Term Corporate ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on March 30-31, 2021, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously

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Board Review and Approval of Investment Advisory Contract  (continued)

provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the overall fund expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board considered information that it had previously received regarding economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

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Board Review and Approval of Investment Advisory Contract  (continued)

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
iBonds Dec 2021 Term Corporate(a)	$0.321973	$0.009250	$0.001040	$0.332263	97%	3%	0	%(b)	100%
iBonds Dec 2022 Term Corporate	0.451739	—	—	0.451739	100	—	—		100
iBonds Dec 2023 Term Corporate	0.497294	—	—	0.497294	100	—	—		100
iBonds Dec 2024 Term Corporate(a)	0.518628	—	0.000317	0.518945	100	—	0	(b)	100
iBonds Dec 2025 Term Corporate(a)	0.532729	0.017810	0.000230	0.550769	97	3	0	(b)	100
iBonds Dec 2026 Term Corporate(a)	0.581674	—	0.000101	0.581775	100	—	0	(b)	100
iBonds Dec 2027 Term Corporate(a)	0.604648	—	0.000832	0.605480	100	—	0	(b)	100
iBonds Dec 2028 Term Corporate	0.716707	—	—	0.716707	100	—	—		100
iBonds Dec 2029 Term Corporate(a)	0.606762	—	0.002036	0.608798	100	—	0	(b)	100
iBonds Dec 2030 Term Corporate(a)	0.490817	—	0.001552	0.492369	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	145

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

146	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	147

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1012-1021

OCTOBER 31, 2021

2021 Annual Report

iShares Trust

•	iShares iBonds Dec 2021 Term Muni Bond ETF | IBMJ | NYSE Arca
•	iShares iBonds Dec 2022 Term Muni Bond ETF | IBMK | NYSE Arca
•	iShares iBonds Dec 2023 Term Muni Bond ETF | IBML | Cboe BZX
•	iShares iBonds Dec 2024 Term Muni Bond ETF | IBMM | Cboe BZX
•	iShares iBonds Dec 2025 Term Muni Bond ETF | IBMN | Cboe BZX
•	iShares iBonds Dec 2026 Term Muni Bond ETF | IBMO | Cboe BZX
•	iShares iBonds Dec 2027 Term Muni Bond ETF | IBMP | Cboe BZX
•	iShares iBonds Dec 2028 Term Muni Bond ETF | IBMQ | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	10.91%	42.91%
U.S. small cap equities (Russell 2000® Index)	1.85	50.80
International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18
Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Market Overview

iShares Trust

Municipal Bond Market Overview

Municipal bonds advanced for the 12 months ended October 31, 2021 (“reporting period”). The Bloomberg Municipal Bond Index returned 2.64% compared with the -0.48% return of the Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. bond performance.

The U.S. economy continued to recover from the effects of the coronavirus pandemic, growing at a brisk pace during the reporting period. Driven by strong consumer spending and significant fiscal and monetary stimulus, U.S. growth outpaced most other developed economies. An ongoing COVID-19 vaccination program helped accelerate the easing of pandemic-related restrictions, and consumers returned to activities that were previously curtailed, such as travel, restaurant dining, and in-person shopping. Spending on goods also remained elevated, leading imports to rise to an all-time high.

However, this robust consumer demand combined with continued pandemic-related disruptions to the global supply chain led to significantly higher inflation. Similarly, in the labor market, the reopening economy and pent-up demand meant that hiring accelerated, and the unemployment rate fell substantially. Nonetheless, total employment remained notably below pre-pandemic levels and job openings reached a record high despite rising wages. Elevated demand drove an increase in industrial production, although rising commodities prices and supply delays constrained growth, particularly late in the reporting period. The emergence of the highly contagious Delta variant, which was responsible for a significant rise in cases beginning late in summer 2021, also weighed on the economy.

The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchasing program. The Fed indicated that it would begin slowing its bond buying activities late in 2021 and signaled that an interest rate increase could be possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

Municipal bonds posted an advance for the reporting period, supported by the strengthening economy and stimulus payments to states and municipalities, as investors’ early-pandemic concerns about the strength of state finances were assuaged. Fed purchases of bonds directly from states and municipalities also helped to provide liquidity to the municipal bond market, although this program stopped purchases at the end of 2020. Supply of municipal bonds was high by historical standards, however issuance declined slightly from 2020’s record. Demand was high from investors seeking yield and tax advantages.

The passage of a stimulus package in March 2021 included large payments to state and local governments, supporting higher municipal bond prices. Municipal bonds were also impacted by the negotiations surrounding a large bipartisan infrastructure bill, which would provide funds for road, rail, and other infrastructure projects. Negotiators discussed items relevant to the municipal bond market, such as federally subsidized interest payments and the restoration of a tax exemption for early refinancing, although the bill had not been finalized by the end of the reporting period.

Among notable individual states, New York and California both posted positive returns. New York benefited from unexpectedly high tax revenue, as a record stock market and the high profits of financial services companies bolstered capital gains receipts. California’s financial outlook improved significantly, and it projected a budget surplus in excess of $75 billion, driven by taxes generated from technology companies and an economy well-adapted for remote work.

4	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2021 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2021 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2020 and before December 2, 2021, as represented by the S&P AMT-Free Municipal Series Dec 2021 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.08%	1.07%	1.65%	0.08%	5.44%	10.62%
Fund Market	0.12	1.04	1.64	0.12	5.32	10.57
Index	0.31	1.26	1.73	0.31	6.45	11.17

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/1/15. The first day of secondary market trading was 9/3/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$999.50	$0.91	$1,000.00	$1,024.30	$0.92	0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

FUND SUMMARY	5

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2021 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	8.4%
AA+	6.7
AA	3.1
AA-	5.9
A+	1.6
A	2.1
A-	0.0	(a)
BBB+	0.8
BBB	1.1
A-1+	36.2
A-1	26.0
Not Rated	5.1
SP-1+	1.3
Short-Term and Other Assets	1.7

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Rounds to less than 0.1%

TEN LARGEST STATES

State(b)	Percent of Net Assets
California	21.8%
New York	14.7
Massachusetts	10.0
Texas	7.8
Ohio	6.4
Illinois	5.0
Maryland	4.7
North Carolina	4.6
Connecticut	4.3
Virginia	3.2

(b)	Excludes money market funds.

6	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2022 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2021 and before December 2, 2022, as represented by the S&P AMT-Free Municipal Series Dec 2022 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.27%	1.43%	2.15%	0.27%	7.34%	14.02%
Fund Market	0.27	1.40	2.16	0.27	7.22	14.06
Index	0.52	1.63	2.24	0.52	8.41	14.65

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/1/15. The first day of secondary market trading was 9/3/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$999.40	$0.91	$1,000.00	$1,024.30	$0.92	0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

FUND SUMMARY	7

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2022 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	30.4%
AA+	20.9
AA	13.5
AA-	11.1
A+	6.7
A	2.7
A-	0.5
BBB+	1.4
BBB	1.7
Not Rated	9.7
Short-Term and Other Assets	1.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TEN LARGEST STATES

State(a)	Percent of Net Assets
Texas	10.6%
California	9.5
New York	8.6
Washington	5.3
Florida	4.6
Virginia	4.4
Ohio	4.0
North Carolina	3.8
Maryland	3.7
Massachusetts	3.6

(a)	Excludes money market funds.

8	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2023 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2023 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2022 and before December 2, 2023, as represented by the S&P AMT-Free Municipal Series Dec 2023 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.43%	2.32%	0.43%	11.01%
Fund Market	0.39	2.32	0.39	11.00
Index	0.71	2.42	0.71	11.52

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/11/17. The first day of secondary market trading was 4/13/17.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$998.90	$0.91	$1,000.00	$1,024.30	$0.92	0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

FUND SUMMARY	9

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2023 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	31.1%
AA+	21.5
AA	15.3
AA-	10.9
A+	6.7
A	1.9
A-	0.5
BBB+	1.3
BBB	2.5
Not Rated	7.0
Short-Term and Other Assets	1.3

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TEN LARGEST STATES

State(a)	Percent of Net Assets
Texas	11.3%
California	10.4
New York	10.2
Virginia	4.8
Washington	4.8
Florida	3.9
Wisconsin	3.9
Maryland	3.7
Ohio	3.4
Arizona	2.9

(a)	Excludes money market funds.

10	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2024 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2024 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2023 and before December 2, 2024, as represented by the S&P AMT-Free Municipal Series Dec 2024 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.42%	3.49%	0.42%	13.22%
Fund Market	0.38	3.50	0.38	13.26
Index	0.78	3.59	0.78	13.58

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/20/18. The first day of secondary market trading was 3/22/18.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$998.30	$0.91	$1,000.00	$1,024.30	$0.92	0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

FUND SUMMARY	11

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2024 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	32.0%
AA+	21.6
AA	14.8
AA-	11.2
A+	6.1
A	2.4
A-	0.2
BBB+	1.5
BBB	1.9
Not Rated	6.9
Short-Term and Other Assets	1.4

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TEN LARGEST STATES

State(a)	Percent of Net Assets
Texas	12.4%
California	11.5
New York	10.2
Washington	5.2
Virginia	4.7
Maryland	4.4
Ohio	3.5
Florida	3.5
Massachusetts	2.8
Arizona	2.6

(a)	Excludes money market funds.

12	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2025 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2025 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2024 and before December 2, 2025, as represented by the S&P AMT-Free Municipal Series Dec 2025 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.23%	4.97%	0.23%	15.48%
Fund Market	0.23	5.00	0.23	15.56
Index	0.69	4.77	0.69	14.80

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/13/18. The first day of secondary market trading was 11/15/18.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$997.70	$0.91	$1,000.00	$1,024.30	$0.92	0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

FUND SUMMARY	13

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2025 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	31.2%
AA+	21.8
AA	14.9
AA-	11.1
A+	6.8
A	2.0
A-	0.4
BBB+	1.2
BBB	2.1
Not Rated	7.2
Short-Term and Other Assets	1.3

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TEN LARGEST STATES

State(a)	Percent of Net Assets
California	14.6%
Texas	10.8
New York	9.4
Washington	5.3
Virginia	4.5
Maryland	4.4
Florida	3.3
Massachusetts	3.3
Ohio	3.0
Pennsylvania	2.8

(a)	Excludes money market funds.

14	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2026 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2026 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds expected to mature or be redeemed before December 2, 2026, as represented by the S&P AMT-Free Municipal Series Callable-Adjusted Dec 2026 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.54%	3.71%	0.54%	9.87%
Fund Market	0.65	3.77	0.65	10.04
Index	1.20	3.84	1.20	10.21

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/2/19. The first day of secondary market trading was 4/4/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$997.30	$0.91	$1,000.00	$1,024.30	$0.92	0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

FUND SUMMARY	15

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2026 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	31.3%
AA+	21.5
AA	14.7
AA-	12.0
A+	5.7
A	2.0
A-	0.3
BBB+	1.7
BBB	2.2
Not Rated	7.4
Short-Term and Other Assets	1.2

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TEN LARGEST STATES

State(a)	Percent of Net Assets
California	14.8%
Texas	11.9
New York	10.9
Virginia	5.1
Washington	4.2
Maryland	4.2
Massachusetts	3.5
Florida	3.2
Pennsylvania	2.8
Tennessee	2.8

(a)	Excludes money market funds.

16	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2027 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2027 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds expected to mature or be redeemed before December 2, 2027, as represented by the S&P AMT-Free Municipal Series Callable-Adjusted Dec 2027 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.72%	4.03%	0.72%	10.65%
Fund Market	0.90	4.12	0.90	10.90
Index	1.46	4.23	1.46	11.17

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/9/19. The first day of secondary market trading was 4/11/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$997.20	$0.91	$1,000.00	$1,024.30	$0.92	0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

FUND SUMMARY	17

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2027 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	28.9%
AA+	20.6
AA	15.9
AA-	13.6
A+	5.1
A	2.2
A-	0.2
BBB+	1.0
BBB	2.4
Not Rated	8.8
Short-Term and Other Assets	1.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TEN LARGEST STATES

State(a)	Percent of Net Assets
California	12.4%
New York	10.9
Texas	10.0
Washington	6.4
Maryland	5.1
Illinois	3.7
Virginia	3.1
Florida	3.0
Wisconsin	3.0
Massachusetts	2.8

(a)	Excludes money market funds.

18	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2028 Term Muni Bond ETF

Investment Objective

The iShares iBonds Dec 2028 Term Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds expected to mature or be redeemed before December 2, 2028, as represented by the S&P AMT-Free Municipal Series Callable-Adjusted Dec 2028 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.90%	4.44%	0.90%	11.69%
Fund Market	1.05	4.50	1.05	11.85
Index	1.64	4.48	1.64	11.77

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/16/19. The first day of secondary market trading was 4/18/19.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$996.00	$0.91	$1,000.00	$1,024.30	$0.92	0.18%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

FUND SUMMARY	19

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2028 Term Muni Bond ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Net Assets
AAA	29.5%
AA+	20.2
AA	15.4
AA-	11.8
A+	5.5
A	2.4
A-	0.1
BBB+	2.5
BBB	1.8
Not Rated	9.1
Short-Term and Other Assets	1.7

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TEN LARGEST STATES

State(a)	Percent of Net Assets
California	13.4%
Texas	12.4
New York	11.7
Washington	4.9
Florida	4.8
Maryland	4.6
Virginia	3.7
Ohio	3.1
Illinois	2.7
Nevada	2.4

(a)	Excludes money market funds.

20	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ABOUT FUND PERFORMANCE / SHAREHOLDER EXPENSES	21

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 0.0%
State of Alabama GO, Series A, 5.00%, 11/01/21	$100	$100,000

Alaska — 0.0%
City of Anchorage AK Electric Revenue RB, Series A, 4.00%, 12/01/21	35	35,108

Arizona — 0.1%
Salt River Project Agricultural Improvement & Power District RB, Series A, 5.00%, 12/01/21	340	341,330

Arkansas — 0.0%
University of Arkansas RB, Series B, 5.00%, 11/01/21	30	30,000

California — 21.8%
Bay Area Toll Authority RB, 0.03%, 04/01/47 (Put 11/05/21)(a)	7,000	7,000,000
California State Public Works Board RB
5.00%, 11/01/21	100	100,000
Series C, 5.00%, 11/01/21	500	500,000
Series D, 5.00%, 12/01/21	150	150,578
Series G, 5.00%, 11/01/21	140	140,000
Series G, 5.25%, 12/01/26 (PR 12/01/21)	250	251,035
Series I, 4.00%, 11/01/21	160	160,000
Series I, 5.00%, 11/01/21	540	540,000
California State University RB
Series A, 4.00%, 11/01/21	105	105,000
Series A, 5.00%, 11/01/21	490	490,000
City of San Francisco CA Public Utilities Commission Water Revenue RB
5.00%, 11/01/21	775	775,000
5.00%, 11/01/34 ( 11/01/21)	5,000	5,000,000
East Bay Municipal Utility District Water System Revenue, Series A4, VRDN,0.05%, 06/01/38 (Put 11/05/21)(a)	1,245	1,245,000
Imperial Irrigation District Electric System Revenue RB, Series D, 5.00%, 11/01/21	500	500,000
Los Angeles County Public Works Financing Authority RB, Series A, 5.00%, 12/01/21	100	100,395
Los Angeles Department of Water & Power RB, Series A-1, VRDN,0.01%, 07/01/50 (Put 11/01/21)(a)	3,700	3,700,000
Los Angeles Department of Water & Power Water System Revenue RB VRDN,0.01%, 07/01/45 (Put 11/01/21)(a)	3,000	3,000,000
VRDN,0.02%, 07/01/35 (Put 11/01/21)(a)	900	900,000
Metropolitan Water District of Southern California RB, Series A-2, VRDN,0.02%, 07/01/37 (Put 11/05/21)(a)	1,675	1,675,000
Municipal Improvement Corp. of Los Angeles RB
Series A, 5.00%, 11/01/21	220	220,000
Series B, 5.00%, 11/01/21	275	275,000
Orange County Water District COP, Series A, 0.04%, 08/01/42 (Put 11/05/21)(a)	5,000	5,000,000
Sacramento Suburban Water District RB, Series A, 4.50%, 11/01/21	220	220,000
Sacramento Transportation Authority RB, VRDN,0.05%, 10/01/38 (Put 11/05/21)(a)	6,000	6,000,000
San Diego County Regional Transportation Commission RB Series B, 0.04%, 04/01/38 (Put 11/05/21)(a)	1,000	1,000,000
Series C, VRDN,0.04%, 04/01/38 (Put 11/05/21)(a)	10,000	10,000,000
Santa Clara Valley Transportation Authority RB, VRDN,0.01%, 04/01/36 (Put 11/05/21)(a)	2,285	2,285,000
State of California Department of Water Resources RB Series AK, 5.00%, 12/01/21	465	466,834

Security	Par (000)	Value

California (continued)
Series AL, 5.00%, 12/01/21	$100	$100,395
Series AM, 5.00%, 12/01/21	215	215,848
State of California GO
5.00%, 11/01/21	1,605	1,605,000
5.00%, 12/01/21	1,880	1,887,355
University of California GO
VRDN,0.02%, 05/15/48 (Put 11/01/21)(a)	2,000	2,000,000
VRDN,0.02%, 05/15/48 (Put 11/05/21)(a)	2,600	2,600,000

		60,207,440

Colorado — 2.6%
City & County of Denver CO Airport System Revenue RB, Series B, 5.00%, 11/15/21	125	125,219
City & County of Denver CO COP, Series 2010-B, 4.00%, 12/01/21	20	20,062
City of Colorado Springs CO Utilities System Revenue RB, Series A, 5.00%, 11/15/21	50	50,087
City of Colorado Springs Co. Utilities System Revenue RB
VRDN,0.05%, 11/01/35 (Put 11/05/21)(a)	2,180	2,180,000
VRDN,0.06%, 11/01/41 (Put 11/05/21)(a)	2,850	2,850,000
Denver City & County School District No. 1 GO
Series A, 5.00%, 12/01/21 (SAW)	100	100,393
Series A, 5.25%, 12/01/21 (NPFGC)	415	416,714
Series B, 4.00%, 12/01/21 (SAW)	125	125,391
Series C, 5.00%, 12/01/21 (SAW)	190	190,746
University of Colorado RB, VRDN, 0.05%, 06/01/50 (Put 11/05/21)(a)	1,000	1,000,000

		7,058,612

Connecticut — 4.3%
Connecticut State Health & Educational Facilities Authority RB
Series O, 4.00%, 11/01/21	35	35,000
Series V-1, VRDN,0.01%, 07/01/36 (Put 11/05/21)(a)	3,200	3,200,000
Series V-2, 0.01%, 07/01/36 (Put 11/05/21)(a)	2,230	2,230,000
State of Connecticut GO
Series C, VRDN,0.07%, 05/15/34 (Put 11/05/21)(a)	5,000	5,000,000
Series D, 5.00%, 11/01/21	250	250,000
Series G, 5.00%, 11/01/21	500	500,000
State of Connecticut Special Tax Revenue RB 4.00%, 12/01/21	500	501,562
Series B, 5.00%, 12/01/21	250	250,982

		11,967,544

Delaware — 0.1%
City of Wilmington DE GO, 2.00%, 12/01/21	125	125,189
University of Delaware RB, Series A, 5.00%, 11/01/21	160	160,000

		285,189

District of Columbia — 0.4%
District of Columbia RB
Series A, 4.00%, 12/01/21	100	100,311
Series A, 5.00%, 12/01/21	320	321,252
Series C, 4.00%, 12/01/21	200	200,621
Series C, 5.00%, 12/01/21	355	356,389
Series F, 5.00%, 12/01/21	200	200,782

		1,179,355

Florida — 0.1%
City of Orlando FL RB, Series A, 5.00%, 11/01/21, (ETM)	90	90,000
County of Hillsborough FL Community Investment Tax Revenue RB, Series A, 5.00%, 11/01/21	40	40,000

22	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
School Board of Miami-Dade County (The) COP, Series D, 5.00%, 11/01/21	$205	$205,000

		335,000

Georgia — 0.4%
City of Atlanta GA Water & Wastewater Revenue RB 5.00%, 11/01/21	160	160,000
Series B, 5.00%, 11/01/21	250	250,000
Municipal Electric Authority of Georgia RB, Series A, 5.00%, 11/01/21	50	50,000
State of Georgia GO
Series E, 5.00%, 12/01/21	145	145,568
Series I, 5.00%, 11/01/21	130	130,000
Washington Wilkes Payroll Development Authority RB, 0.00%, 12/01/21, (ETM)(b)	220	219,933

		955,501

Hawaii — 0.7%
City & County of Honolulu HI GO, Series C, 4.00%, 11/01/21	100	100,000
State of Hawaii GO
Series DZ, 5.00%, 12/01/29 (PR 12/01/21)	540	542,108
Series DZ, 5.00%, 12/01/30 (PR 12/01/21)	395	396,542
Series DZ-2016, 5.00%, 12/01/26 (PR 12/01/21)	150	150,585
Series DZ-2017, 5.00%, 12/01/21	70	70,275
Series DZ-2017, 5.00%, 12/01/21 (ETM)	25	25,097
Series EA, 4.00%, 12/01/21	30	30,094
Series EA, 5.00%, 12/01/21	145	145,571
Series EE, 5.00%, 11/01/21	80	80,000
Series EF, 5.00%, 11/01/21	485	485,000

		2,025,272

Illinois — 5.0%
Illinois Finance Authority RB
VRDN,0.05%, 07/01/38 (Put 11/05/21)(a)	10,000	10,000,000
Series D, VRDN,0.04%, 12/01/46 (Put 11/05/21)(a)	1,050	1,050,000
Illinois State Toll Highway Authority RB, Series A, 5.00%, 12/01/21	250	250,960
State of Illinois GO
Series A, 5.00%, 12/01/21	300	301,159
Series D, 5.00%, 11/01/21	2,220	2,220,000

		13,822,119

Indiana — 0.6%
Indiana Finance Authority RB
Series A, 5.00%, 12/01/21	315	316,232
Series C, 5.00%, 12/01/21	135	135,529
Indiana Transportation Finance Authority RB, 5.75%, 12/01/21 (NPFGC)	250	251,131
Purdue University RB, Series A, VRDN,0.05%, 07/01/33 (Put 11/05/21)(a)	825	825,000

		1,527,892

Louisiana — 0.0%
Louisiana Office Facilities Corp. RB, 5.00%, 11/01/21	25	25,000

Maine — 0.2%
Maine Municipal Bond Bank RB
Series B, 5.00%, 11/01/21	215	215,000
Series C, 5.00%, 11/01/21	405	405,000

		620,000

Maryland — 4.7%
County of Carroll MD GO, 5.00%, 11/01/21	100	100,000
County of Montgomery MD GO
VRDN,0.03%, 11/01/37 (Put 11/01/21)(a)	970	970,000

Security	Par (000)	Value

Maryland (continued)
Series A, 5.00%, 11/01/21	$1,620	$1,620,000
Maryland Health & Higher Educational Facilities Authority RB, 0.06%, 07/01/36 (Put 11/05/21)(a)	10,000	10,000,000
State of Maryland Department of Transportation RB 5.00%, 11/01/21	190	190,000
5.00%, 12/01/21	105	105,411

		12,985,411

Massachusetts — 10.0%
Massachusetts Bay Transportation Authority RB,
VRDN,0.06%, 03/01/30 (Put 11/05/21)(a)	2,700	2,700,000
Massachusetts Development Finance Agency RB
VRDN,0.03%, 10/01/42 (Put 11/05/21)(a)	1,790	1,790,000
Series U-6E, VRDN,0.03%, 10/01/42 (Put 11/05/21)(a)	5,500	5,500,000
Massachusetts Health & Educational Facilities Authority RB
VRDN,0.01%, 11/01/49 (Put 11/05/21)(a)	275	275,000
VRDN,0.04%, 07/01/35 (Put 11/05/21)(a)	5,000	5,000,000
Series J-1, VRDN,0.03%, 07/01/31 (Put 11/05/21)(a)	7,100	7,100,000
Series J-2, VRDN,0.04%, 07/01/31 (Put 11/05/21)(a)	2,200	2,200,000
Massachusetts Water Resources Authority RB
VRDN,0.05%, 11/01/26 (Put 11/05/21)(a)	1,500	1,500,000
VRDN,0.06%, 08/01/37 (Put 11/05/21)(a)	1,215	1,215,000
University of Massachusetts Building Authority RB 5.00%, 11/01/21	120	120,000
Series 1, 4.00%, 11/01/21	50	50,000
Series 2, 5.00%, 11/01/21	35	35,000

		27,485,000

Michigan — 2.1%
Michigan State Hospital Finance Authority RB, Series 200, 4.00%, 11/01/21	250	250,000
State of Michigan GO
Series A, 5.00%, 12/01/21	270	271,050
Series B, 5.00%, 11/01/21	235	235,000
State of Michigan Trunk Line Revenue RB 5.00%, 11/15/21	2,060	2,063,627
5.25%, 11/01/21 (AGM)	125	125,000
5.50%, 11/01/21 (AGM)	490	490,000
Series D, 5.00%, 11/15/21	350	350,616
University of Michigan RB, Series D-2, VRDN,0.04%, 12/01/29 (Put 11/05/21)(a)	1,995	1,995,000

		5,780,293

Minnesota — 1.7%
County of Hennepin MN GO, Series C, 5.00%, 12/01/21	250	250,978
Metropolitan Council GO, Series C, 5.00%, 12/01/21	3,605	3,619,132
University of Minnesota RB
Series B, 5.00%, 12/01/21	300	301,176
Series D, 5.00%, 12/01/36 (PR 12/01/21)	500	501,961

		4,673,247

Mississippi — 0.3%
State of Mississippi GO
Series A, 5.25%, 11/01/21	340	340,000
Series F, 5.00%, 11/01/21	340	340,000
Series H, 4.00%, 12/01/21	165	165,517

		845,517

Missouri — 0.1%
Curators of the University of Missouri/The, Series A, 5.00%, 11/01/21	160	160,000

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri (continued)
Missouri Highway & Transportation Commission RB, Series B, 5.00%, 11/01/21	$100	$100,000

		260,000

Nebraska — 0.2%
City of Omaha NE GO, Series B, 5.00%, 11/15/21	280	280,491
City of Omaha NE Sewer Revenue RB, 5.00%, 11/15/21	45	45,079
Metropolitan Utilities District of Omaha Water System Revenue RB, 5.00%, 12/01/21	200	200,776

		526,346

Nevada — 0.4%
County of Clark NV GOL
5.00%, 11/01/21	385	385,000
5.00%, 12/01/21	160	160,626
Las Vegas Valley Water District GOL, Series B, 5.00%, 12/01/21	100	100,389
State of Nevada GOL, Series B, 5.00%, 11/01/21	245	245,000
State of Nevada Highway Improvement Revenue RB, 5.00%, 12/01/21	225	225,884

		1,116,899

New Hampshire — 0.0%
State of New Hampshire GO, Series B, 5.00%, 11/01/21	75	75,000

New Jersey — 0.5%
Monmouth County Improvement Authority (The) RB 4.00%, 12/01/21 (GTD)	600	601,849
5.00%, 12/01/21 (GTD)	310	311,205
New Jersey Economic Development Authority RB, Series B, 5.00%, 11/01/21 (SAP)	440	440,000

		1,353,054

New York — 14.7%
Battery Park City Authority RB, VRDN,0.06%, 11/01/38 (Put 11/05/21)(a)	4,500	4,500,000
City of New York NY GO, VRDN,0.04%, 10/01/46 (Put 11/05/21)(a)	6,100	6,100,000
Metropolitan Transportation Authority RB Series A, 5.00%, 11/15/21	30	30,054
Series A-1, 4.00%, 11/15/21 (ETM)	50	50,070
Series A-1, 5.00%, 11/15/21	110	110,188
Series B, 5.00%, 11/15/21	290	290,495
Series B, 5.25%, 11/15/21 (NPFGC)	250	250,449
Series B, 5.25%, 11/15/21 (NPFGC FGIC)	100	100,180
Series B-1, 2.00%, 11/01/21	5,000	5,000,000
Series B-2, 5.00%, 11/15/21	210	210,358
Series B-4, 5.00%, 11/15/21	195	195,346
Series C, 5.00%, 11/15/21	280	280,477
Series C-1, 5.00%, 11/15/21	120	120,205
Series D, 5.00%, 11/15/21	255	255,435
Series E, 5.00%, 11/15/21	180	180,307
Series F, 4.00%, 11/15/21	25	25,034
Series F, 5.00%, 11/15/21	335	335,579
Nassau County Interim Finance Authority RB, Series A, 5.00%, 11/15/21	50	50,088
New York City Transitional Finance Authority Future Tax Secured Revenue RB 5.00%, 11/01/21	525	525,000
Series A, 5.00%, 11/01/21	110	110,000
Series A-1, 5.00%, 11/01/21	475	475,000
Series B, 5.00%, 11/01/21	100	100,000
Series B-1, 5.00%, 11/01/21	100	100,000

Security	Par (000)	Value

New York (continued)
Series B-4, VRDN,0.03%, 08/01/42 (Put 11/05/21)(a)	$6,000	$6,000,000
Series C, 5.00%, 11/01/21	840	840,000
Series D, 5.00%, 11/01/21	200	200,000
Series E, 5.00%, 11/01/21	150	150,000
New York City Water & Sewer System RB 0.05%, 06/15/33 (Put 11/15/21)(a)	2,420	2,420,000
Series AA2, VRDN,0.03%, 06/15/50 (Put 11/05/21)(a)	2,100	2,100,000
Series CC, VRDN,0.05%, 06/15/41 (Put 11/05/21)(a)	880	880,000
New York Convention Center Development Corp. RB, 5.00%, 11/15/21	200	200,340
New York Municipal Bond Bank Agency RB, Series A, 5.00%, 12/01/21 (SAW)	110	110,432
New York State Environmental Facilities Corp. RB, Series B, 5.00%, 11/15/21	375	375,660
New York State Urban Development Corp. RB, Series A-3, VRDN,0.05%, 03/15/33 (Put 11/15/21)(a)	5,000	5,000,000
Port Authority of New York & New Jersey RB 5.00%, 11/15/21	200	200,348
Series 173, 4.00%, 12/01/21	30	30,092
Series 175, 5.00%, 12/01/21	55	55,213
Triborough Bridge & Tunnel Authority RB 5.50%, 11/15/21 (NPFGC)	430	430,824
Series A, 4.00%, 11/15/21	65	65,089
Series A, 5.00%, 11/15/21	80	80,141
Series A, VRDN,0.05%, 11/01/41 (Put 11/05/21)(a)	1,000	1,000,000
Series B, 4.00%, 11/15/21	305	305,427
Series B, 5.00%, 11/15/21	660	661,162
Series C, 5.00%, 11/15/21	175	175,308

		40,674,301

North Carolina — 4.6%
City of Charlotte NC COP, Series A, 5.00%, 12/01/21	495	496,936
City of Charlotte NC GO, 5.00%, 12/01/21	285	286,120
City of Charlotte NC Water & Sewer System Revenue RB 5.00%, 12/01/21	50	50,196
Series B, 0.05%, 07/01/36 (Put 11/05/21)(a)	7,810	7,810,000
City of Raleigh NC Combined Enterprise System Revenue RB, Series B, 5.00%, 12/01/21	135	135,529
County of Durham NC GO, 5.00%, 11/01/21	110	110,000
County of Forsyth NC GO, 4.00%, 12/01/21	10	10,031
County of Mecklenburg NC GO, Series A, 5.00%, 12/01/21	570	572,244
County of New Hanover NC RB, 5.00%, 12/01/21	250	250,978
County of Wake NC RB, Series A, 5.00%, 12/01/21	75	75,295
North Carolina Educational Facilities Finance Agency RB, Series A, 0.03%, 06/01/27 (Put 12/01/21)(a)	2,900	2,900,000

		12,697,329

Ohio — 6.4%
Columbus City School District GO, Series A, 5.00%, 12/01/21.	105	105,410
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/21	545	547,132
Northeast Ohio Regional Sewer District RB, 5.00%, 11/15/21 .	70	70,123
Ohio State University (The) RB VRDN,0.04%, 12/01/39 (Put 11/01/21)(a)	7,500	7,500,000
Series D, 5.00%, 12/01/21	75	75,294
Ohio Water Development Authority Water Pollution Control Loan Fund RB 5.00%, 12/01/21	640	642,514
VRDN,0.04%, 12/01/36 (Put 11/05/21)(a)	8,500	8,500,000
Series B, 5.00%, 12/01/21	150	150,589

24	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
State of Ohio GO, Series T, 5.00%, 11/01/21	$200	$200,000

		17,791,062

Oregon — 0.7%
Oregon State Facilities Authority RB, Series A, 5.00%, 11/15/21	65	65,110
State of Oregon Department of Transportation RB
Series A, 5.00%, 11/15/21	295	295,520
Series C, 5.00%, 11/15/21	400	400,704
State of Oregon GO, Series M, 5.00%, 11/01/21	1,075	1,075,000

		1,836,334

Pennsylvania — 1.0%
Allegheny County Sanitary Authority RB, 5.00%, 12/01/21	225	225,867
Commonwealth of Pennsylvania GO
First Series, 5.00%, 11/15/21	475	475,833
First Series, 5.00%, 11/15/24 (PR 11/15/21)	100	100,175
County of Chester PA GO
5.00%, 11/15/21	30	30,053
5.00%, 11/15/31 (PR 11/15/21) PR	975	976,706
County of Dauphin PA GO, 5.00%, 11/15/21	130	130,225
Pennsylvania Turnpike Commission RB 0.00%, 12/01/21(b)	20	19,994
Series A, 5.00%, 12/01/21	320	321,252
Series A-1, 5.00%, 12/01/21	100	100,388
Series B, 5.00%, 12/01/23 (PR 12/01/21)	450	451,757

		2,832,250

South Carolina — 0.2%
Charleston Educational Excellence Finance Corp. RB, 5.00%, 12/01/21	145	145,564
County of Charleston SC GO, Series A, 5.00%, 11/01/21	155	155,000
SCAGO Educational Facilities Corp. for Picknes School District RB, 5.00%, 12/01/21	65	65,250
South Carolina Public Service Authority RB
Series B, 4.00%, 12/01/21	55	55,169
Series B, 5.00%, 12/01/21	165	165,640
Series B, 5.00%, 12/01/21 (ETM)	40	40,154

		626,777

Tennessee — 0.4%
County of Sumner TN GO, 5.00%, 12/01/21	190	190,745
State of Tennessee GO, Series B, 5.00%, 11/01/21	75	75,000
Tennessee State School Bond Authority RB, Series B, 5.00%, 11/01/21 (ST INTERCEPT)	770	770,000

		1,035,745

Texas — 7.8%
Board of Regents of the University of Texas System RB, VRDN, 0.04%, 08/01/34 (Put 11/05/21)(a)	5,000	5,000,000
City of Austin TX Electric Utility Revenue RB, Series A, 5.00%, 11/15/21	120	120,210
City of Austin TX Water & Wastewater System Revenue RB 5.00%, 11/15/21	135	135,230
5.00%, 11/15/21 (ETM)	100	100,171
Series A, 5.00%, 11/15/21	5	5,009
Series A, 5.00%, 11/15/21 (ETM)	20	20,034
City of Houston TX Combined Utility System Revenue RB
VRDN,0.05%, 05/15/34 (Put 11/05/21)(a)	2,000	2,000,000
Series B, 5.00%, 11/15/21	265	265,465
Series D, 5.00%, 11/15/21	245	245,429
Dallas Area Rapid Transit RB
Series A, 5.00%, 12/01/21	365	366,431
Series B, 4.00%, 12/01/21	140	140,436

Security	Par (000)	Value

Texas (continued)
Series B, 5.00%, 12/01/21	$55	$55,216
Dallas/Fort Worth International Airport RB
Series E, 5.00%, 11/01/21	150	150,000
Series F, 5.00%, 11/01/21	180	180,000
Series G, 5.00%, 11/01/21	85	85,000
Harris County Cultural Education Facilities Finance Corp. RB, Series A, 5.00%, 11/15/21	105	105,185
Metropolitan Transit Authority of Harris County RB 5.00%, 11/01/21	145	145,000
Series B, 5.00%, 11/01/21	230	230,000
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue RB, Series A, 5.00%, 11/01/41 (PR 11/01/21)	8,000	8,000,000
Permanent University Fund - University of Texas System RB, Series A, VRDN,0.05%, 07/01/38 (Put 11/05/21)(a)	1,860	1,860,000
Tarrant County Cultural Education Facilities Finance Corp. RB, 5.00%, 12/01/21	90	90,349
University of Texas System (The) RB, Series B, VRDN,0.03%, 08/01/32 (Put 11/05/21)(a)	2,345	2,345,000

		21,644,165

Vermont — 0.2%
Vermont Municipal Bond Bank RB, Series 3, 5.00%, 12/01/21.	565	567,206

Virginia — 3.2%
City of Norfolk VA Water Revenue RB, 5.00%, 11/01/21	150	150,000
County of Loudoun VA GO
Series A, 5.00%, 12/01/21	40	40,157
Series A, 5.00%, 12/01/21 (SAW)	645	647,528
Hampton Roads Sanitation District RB, 0.07%, 08/01/46 (Put 11/05/21)(a)	6,000	6,000,000
Virginia College Building Authority RB, VRDN,0.03%, 11/01/36 (Put 11/05/21)(a)	1,000	1,000,000
Virginia Resources Authority RB 5.00%, 11/01/21	405	405,000
Series B, 5.00%, 11/01/21	440	440,000
Series B, 5.00%, 11/01/21 (SAW)	30	30,000
Series C, 5.00%, 11/01/21	100	100,000

		8,812,685

Washington — 2.0%
Auburn School District No. 408 of King & Pierce Counties GO, Series B, 4.00%, 12/01/21 (GTD)	75	75,234
Central Puget Sound Regional Transit Authority RB, Series S-1, 5.00%, 11/01/21	300	300,000
City of Bellevue WA GOL, 5.00%, 12/01/21	525	527,058
City of Seattle WA GO, 5.00%, 12/01/21	625	627,450
City of Seattle WA GOL, Series A, 5.00%, 11/01/21	425	425,000
City of Vancouver WA GOL, Series B, 5.00%, 12/01/21	245	245,960
County of Clark WA GOL, 5.00%, 12/01/21	50	50,196
County of King WA GO, 5.00%, 12/01/21	125	125,489
County of King WA GOL 5.00%, 12/01/21	60	60,235
Series B, 5.00%, 12/01/21	115	115,450
County of Snohomish WA GOL, 5.00%, 12/01/21	210	210,823
Franklin County School District No. 1 Pasco GO, 4.00%, 12/01/21 (GTD)	180	180,556
King & Snohomish Counties School District No 417 Northshore, 5.00%, 12/01/21 (GTD)	250	250,982
King & Snohomish Counties School District No 417 Northshore GO, 4.00%, 12/01/21 (GTD)	1,000	1,003,123

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2021 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
King County Public Hospital District No. 2 GO, 5.00%, 12/01/21	$50	$50,195
King County School District No. 405 Bellevue GO, Series A, 5.00%, 12/01/21 (GTD)	175	175,685
Long Island Power Authority RB, 4.00%, 12/01/21 (GTD)	225	225,706
Pierce County School District No. 416 White River GO, 5.00%, 12/01/21 (GTD)	50	50,197
Pierce County School District No. 83 University Place GO, 4.00%, 12/01/21 (GTD)	100	100,312
Snohomish County Public Utility District No. 1 RB, 4.00%, 12/01/21	195	195,609
Snohomish County School District No. 15 Edmonds GO, 5.00%, 12/01/21 (GTD)	180	180,706
Snohomish County School District No. 2 Everett GO 4.00%, 12/01/21 (GTD)	100	100,311
5.00%, 12/01/21 (GTD)	210	210,821

		5,487,098

West Virginia — 0.2%
State of West Virginia GO 5.00%, 11/01/21	200	200,000
Series A, 5.00%, 11/01/21	385	385,000

		585,000

Wisconsin — 0.6%
State of Wisconsin GO
Series 1, 5.00%, 11/01/21	445	445,000
Series 2, 4.00%, 11/01/21	335	335,000

Security	Par/ Shares (000)	Value

Wisconsin (continued)
Series 3, 5.00%, 11/01/21	$705	$705,000
Wisconsin Health & Educational Facilities Authority RB, 4.00%, 11/15/21	50	50,069

		1,535,069

Total Municipal Debt Obligations — 98.3% (Cost: $271,718,908)		271,741,150

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Liquidity Funds: MuniCash, 0.01%(c)(d)	2,845	2,844,894

Total Short-Term Investments — 1.0% (Cost: $2,844,877)		2,844,894

Total Investments in Securities — 99.3% (Cost: $274,563,785)		274,586,044

Other Assets, Less Liabilities — 0.7%		1,815,890

Net Assets — 100.0%		$276,401,934

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)	Zero-coupon bond.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds: MuniCash	$275,859	$2,569,125	(a)	$—	$(109)	$19	$2,844,894	2,845	$307	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Municipal Debt Obligations	$—	$271,741,150	$—	$271,741,150
Money Market Funds	2,844,894	—	—	2,844,894

	$2,844,894	$271,741,150	$—	$274,586,044

See notes to financial statements.

26	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 0.8%
Alabama Federal Aid Highway Finance Authority RB 4.00%, 09/01/22	$375	$386,867
5.00%, 09/01/22	100	103,994
5.00%, 09/01/23 (PR 09/01/22)	150	155,991
Series A, 5.00%, 09/01/22	250	259,985
Alabama Public School & College Authority RB
Series A, 5.00%, 02/01/22	90	91,079
Series B, 5.00%, 05/01/22	410	419,859
Alabama Public School and College Authority RB, Series B, 5.00%, 01/01/22	570	574,533
City of Huntsville AL GOL, Series C, 5.00%, 11/01/22	170	178,140
City of Huntsville AL Water Revenue RB, 5.00%, 11/01/22	180	188,619
State of Alabama GO, Series A, 5.00%, 08/01/22	790	818,532

		3,177,599

Alaska — 0.1%
Municipality of Anchorage AK GO, Series B, 5.00%, 09/01/22	255	265,163

Arizona — 3.2%
Arizona Board of Regents COP
Series A, 5.00%, 06/01/22	140	143,851
Series B, 5.00%, 06/01/22	75	77,063
Series C, 5.00%, 06/01/22	140	143,726
Arizona Department of Transportation State Highway Fund Revenue RB
Series A, 5.00%, 07/01/22	745	768,823
Series A, 5.00%, 07/01/27 (PR 07/01/22)	415	428,202
Series A, 5.00%, 07/01/34 (PR 07/01/22)	1,100	1,135,370
Arizona State University RB
Series A, 5.00%, 07/01/22	265	273,474
Series B, 5.00%, 07/01/22	100	103,198
Arizona Transportation Board RB, 5.00%, 07/01/22	540	557,268
Arizona Water Infrastructure Finance Authority RB
Series A, 5.00%, 10/01/22	435	454,190
Series A, 5.00%, 10/01/22 (ETM)	125	130,346
City of Chandler AZ GOL, 4.00%, 07/01/22	120	123,058
City of Chandler AZ RB, 5.00%, 07/01/22	140	144,458
City of Mesa AZ RB, 5.00%, 07/01/22	250	258,011
City of Phoenix AZ GO, 4.00%, 07/01/22	200	205,096
City of Phoenix AZ GOL, Series C, 4.00%, 07/01/22	525	538,378
City of Phoenix Civic Improvement Corp. RB
5.00%, 07/01/22	1,065	1,099,128
5.50%, 07/01/22 (NPFGC)	200	207,072
Series A, 5.00%, 07/01/22	265	273,492
Series B, 5.00%, 07/01/22	760	784,355
City of Scottsdale AZ GO, Series B, 5.00%, 07/01/22	215	221,919
City of Tempe AZ GOL
Series B, 4.50%, 07/01/22	55	56,561
Series C, 4.00%, 07/01/22	105	107,633
City of Tucson AZ Water System Revenue RB
5.00%, 07/01/22	140	144,506
Series A, 5.00%, 07/01/22	45	46,448
County of Pima AZ GOL, 4.00%, 07/01/22	145	148,665
County of Pima AZ RB, 5.00%, 07/01/22	300	309,573
Gilbert Water Resource Municipal Property Corp. RB, 5.00%, 07/01/22	155	159,988
Maricopa County Community College District GO, 5.00%, 07/01/22	445	459,321

Security	Par (000)	Value

Arizona (continued)
Maricopa County High School District No. 210-Phoenix GO, Series E, 5.00%, 07/01/22	$50	$51,602
Maricopa County High School District No. 210-Phoenix GOL, 5.00%, 07/01/22	540	557,305
Pima County Regional Transportation Authority RB, 5.00%, 06/01/22	100	102,816
Salt River Project Agricultural Improvement & Power District RB
5.00%, 01/01/22	225	226,789
Series A, 5.00%, 01/01/22	110	110,875
Series A, 5.00%, 12/01/22	200	210,385
Scottsdale Municipal Property Corp. RB, 5.00%, 07/01/22	330	340,598
State of Arizona COP, 5.00%, 09/01/22	665	691,446
University of Arizona (The) RB
5.00%, 06/01/22	255	262,136
Series A, 5.00%, 06/01/22	100	102,798

		12,159,923

Arkansas — 0.3%
State of Arkansas GO
3.00%, 10/01/22	275	282,085
5.00%, 04/01/22	140	142,805
5.00%, 10/01/22	640	668,173
University of Arkansas RB, Series A, 5.00%, 11/01/22	135	141,478

		1,234,541

California — 9.5%
Acalanes Union High School District GO, 5.00%, 08/01/22	210	217,601
Alameda Corridor Transportation Authority RB, Series A, 5.00%, 10/01/22	185	192,795
Alameda County Transportation Commission RB, 4.00%, 03/01/22	100	101,278
Alameda Unified School District-Alameda County/CA GO, Series A, 0.00%, 08/01/22 (AGM)(a)	260	259,454
Benicia Unified School District GO, Series A, 0.00%, 08/01/22 (NPFGC)(a)	25	24,946
Berkeley Unified School District/CA GO, 5.00%, 08/01/22	375	388,572
Beverly Hills Unified School District CA GO, 0.00%, 08/01/22(a)	60	59,910
Burbank Unified School District GO, Series C, 0.00%, 08/01/22 (NPFGC)(a)	90	89,630
California Health Facilities Financing Authority RB
Series A, 5.00%, 03/01/22	160	162,535
Series A, 5.00%, 10/01/22	165	172,248
Series C, VRDN,5.00%, 08/01/31 (Put 11/01/22)(b)	355	371,926
California Infrastructure & Economic Development Bank RB 5.00%, 07/01/22	100	103,150
Series A, 5.00%, 10/01/22	320	334,198
California State Public Works Board RB
Series A, 4.00%, 04/01/22	20	20,316
Series A, 5.00%, 04/01/22	130	132,591
Series A, 5.00%, 06/01/22	300	308,395
Series B, 5.00%, 10/01/22	430	448,888
Series C, 5.00%, 11/01/22	135	141,464
Series D, 5.00%, 09/01/22	560	582,367
Series D, 5.00%, 09/01/37 (PR 09/01/22)	200	208,022
Series F, 5.00%, 05/01/22	260	266,239
Series G, 5.00%, 05/01/22	125	127,999
Series G, 5.00%, 11/01/22	95	99,569
Series H, 5.00%, 12/01/22	385	404,948

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
California State University RB
Series A, 3.00%, 11/01/22	$200	$205,655
Series A, 5.00%, 11/01/22	560	586,989
Series C, 5.00%, 11/01/22 (AGM)	30	31,446
Serise A, 5.00%, 11/01/22	250	262,048
California Statewide Communities Development Authority RB 5.00%, 05/15/22	50	51,296
Series A, 5.00%, 05/15/22	100	102,593
Carlsbad Unified School District GO, 0.00%, 05/01/22 (NPFGC)(a)	100	99,876
Chabot-Las Positas Community College District GO, 5.00%, 08/01/22	225	233,126
City & County of San Francisco CA COP, Series R-1, 5.00%, 09/01/22	75	78,008
City & County of San Francisco CA GO, Series R-1, 5.00%, 06/15/22	165	169,946
City of Foster City CA GO, 4.00%, 08/01/22	150	154,309
City of Los Angeles CA Wastewater System Revenue RB
Series B, 4.00%, 06/01/22	435	444,702
Series C, 5.00%, 06/01/22	60	61,686
City of Los Angeles Department of Airports RB
Series B, 5.00%, 05/15/22	50	51,301
Series C, 5.00%, 05/15/22	80	82,082
City of Riverside CA Sewer Revenue RB, Series A, 5.00%, 08/01/22	220	227,912
City of Sacramento CA Water Revenue RB, 5.00%, 09/01/22	80	83,216
City of San Francisco CA Public Utilities Commission Water Revenue RB 4.00%, 11/01/22	50	51,907
5.00%, 11/01/22	295	309,187
City of Santa Clara CA Electric Revenue RB, Series A, 5.00%, 07/01/22	135	139,335
Contra Costa Transportation Authority RB, Series A, 5.00%, 03/01/22	75	76,199
Contra Costa Water District RB, Series T, 4.00%, 10/01/22	400	413,957
Corona-Norco Unified School District GO, Series C, 0.00%, 08/01/22 (AGM)(a)	100	99,753
County of Los Angeles CA COP, 5.00%, 09/01/22	130	134,970
County of Santa Clara CA GO, Series B, 5.00%, 08/01/22	40	41,448
Desert Community College District GO, 4.00%, 08/01/22	100	102,873
Dublin Unified School District GO, 5.00%, 08/01/22	200	207,239
East Bay Municipal Utility District Water System Revenue RB, Series B, 5.00%, 06/01/22	100	102,799
East Bay Regional Park District GO, Serise A, 4.00%, 09/01/22	100	103,190
East Side Union High School District GO, 5.00%, 08/01/22	140	145,067
El Camino Community College District Foundation (The) GO, 5.00%, 08/01/22	150	155,417
Encinitas Union School District/CA GO, 0.00%, 08/01/22(a)	60	59,905
Evergreen School District GO, 5.00%, 09/01/22	100	104,020
Foothill-De Anza Community College District GO, 5.00%, 08/01/22	70	72,512
Fullerton School District GO, Series A, 0.00%, 08/01/22 (NPFGC)(a)	80	79,814
Healdsburg Unified School District GO, Series A, 0.00%, 08/01/22(a)	80	79,844
Las Virgenes Unified School District GO
0.00%, 11/01/22 (AGM)(a)	55	54,868
Series D, 0.00%, 09/01/22 (NPFGC)(a)	100	99,813
Los Altos Elementary School District GO, 4.00%, 08/01/22	25	25,718

Security	Par (000)	Value

California (continued)
Los Angeles Community College District/CA GO
Series A, 5.00%, 08/01/22	$130	$134,695
Series G, 4.00%, 08/01/22	100	102,865
Series G, 5.00%, 08/01/22	125	129,515
Los Angeles County Metropolitan Transportation Authority RB
Series A, 5.00%, 06/01/22	50	51,405
Series A, 5.00%, 07/01/22	825	851,492
Series B, 5.00%, 07/01/22	155	159,978
Serise A, 5.00%, 07/01/22	125	129,014
Los Angeles County Public Works Financing Authority RB,
Series D, 5.00%, 12/01/22	50	52,624
Los Angeles County Redevelopment Refunding Authority TA,
Series C, 5.00%, 12/01/22	25	26,214
Los Angeles Department of Water & Power Power System Revenue RB, Series A, 5.00%, 07/01/22	320	330,276
Los Angeles Department of Water & Power System Revenue RB
Series A, 4.00%, 07/01/22	90	92,293
Series A, 5.00%, 07/01/22	330	340,598
Series B, 5.00%, 07/01/22	220	227,050
Series C, 4.00%, 07/01/22	45	46,147
Los Angeles Unified School District/CA GO 5.00%, 07/01/22	460	474,678
Series A, 5.00%, 07/01/22	975	1,006,112
Series B, 5.00%, 07/01/22	455	469,519
Series B-1, 5.00%, 07/01/22	285	294,094
Series C, 5.00%, 07/01/22	205	211,541
Serise A, 5.00%, 07/01/22	80	82,553
Manhattan Beach Unified School District GO, Series B, 0.00%, 09/01/22 (NPFGC)(a)	25	24,949
Metropolitan Water District of Southern California RB, Serise B, 5.00%, 07/01/22	350	361,288
Milpitas Redevelopment Agency Successor Agency TA, 5.00%, 09/01/22	155	160,740
Monterey Peninsula Community College District GO, 0.00%, 08/01/22(a)	110	109,818
Morgan Hill Redevelopment Agency Successor Agency TA, Series A, 5.00%, 09/01/22	50	52,019
Mount Diablo Unified School District/CA GO, Series A, 0.00%, 08/01/22 (AGM)(a)	160	159,652
Municipal Improvement Corp. of Los Angeles RB, Series B, 5.00%, 11/01/22	185	193,916
New Haven Unified School District GO, 0.00%, 08/01/22 (AGM)(a)	50	49,847
Novato Unified School District/CA GO, 4.00%, 02/01/22	80	80,766
Orange County Water District RB, Series C, 5.00%, 08/15/22	100	103,806
Oxnard Financing Authority RB, 5.00%, 06/01/22	20	20,550
Poway Redevelopment Agency Successor Agency TA, Series A, 5.00%, 06/15/22	25	25,740
Poway Unified School District GO, 5.00%, 08/01/22	15	15,541
Redwood City Elementary School District/CA GO, 0.00%, 08/01/22 (NPFGC)(a)	40	39,833
Sacramento County Sanitation Districts Financing Authority RB
Series A, 5.00%, 12/01/22	200	210,407
Series A, 5.25%, 12/01/22 (NPFGC)	145	152,936
Sacramento Municipal Utility District RB 5.00%, 07/01/22	60	61,931
Series D, 5.00%, 08/15/22	50	51,915
Series F, 5.00%, 08/15/22	250	259,576

28	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
San Diego County Water Authority Financing Corp. RB, 5.00%, 05/01/22	$340	$348,210
San Diego Regional Building Authority RB, Series A, 5.00%, 10/15/22	260	271,978
San Diego Unified School District/CA GO
Series A, 0.00%, 07/01/22 (NPFGC)(a)	480	479,306
Series D-1, 5.50%, 07/01/22 (NPFGC)	200	207,072
Series D-2, 5.00%, 07/01/22	435	448,940
Series H-2, 5.00%, 07/01/22	175	180,608
San Francisco Bay Area Rapid Transit District Sales Tax Revenue RB, Series A, 5.00%, 07/01/22	75	77,414
San Francisco City & County Airport Commission San Francisco International Airport RB
Series A, 5.00%, 05/01/22	125	128,024
Series D, 5.00%, 05/01/22	250	256,048
San Joaquin Delta Community College District GO, Series A, 5.00%, 08/01/22	115	119,162
San Jose Evergreen Community College District GO, Serise B, 4.00%, 09/01/22	100	103,190
San Jose Financing Authority RB, Series A, 5.00%, 06/01/22	50	51,405
San Juan Unified School District GO, 0.00%, 08/01/22 (AGM)(a)	125	124,803
San Mateo County Community College District GO 4.00%, 09/01/22	30	30,957
Series A, 0.00%, 09/01/22 (NPFGC)(a)	175	174,659
San Rafael City High School District/CA GO, Series B, 0.00%, 08/01/22 (NPFGC)(a)	100	99,783
San Rafael Redevelopment Agency TA, 0.00%, 12/01/22 (AMBAC)(a)	75	74,727
San Ramon Valley Unified School District/CA GO 4.00%, 08/01/22	110	113,160
5.00%, 08/01/22	110	113,981
Santa Ana Unified School District GO, Series B, 0.00%, 08/01/22 (NPFGC)(a)	40	39,874
Santa Clara County Financing Authority RB, Series A, 5.00%, 11/15/22	415	435,677
Santa Clara Valley Water District COP, Series C, 5.00%, 06/01/22	125	128,476
Santa Monica Community College District GO
Series A, 5.00%, 08/01/22	100	103,619
Series E, 0.00%, 08/01/22(a)	50	49,895
Santa Monica-Malibu Unified School District, Series E, 4.00%, 08/01/22	150	154,298
Santa Monica-Malibu Unified School District GO, 0.00%, 08/01/22 (NPFGC)(a)	55	54,917
Saratoga Union School District GO, Series A, 0.00%, 09/01/22 (NPFGC)(a)	170	169,627
Sierra Joint Community College District School Facilities
District No. 2 GO, Series B, 0.00%, 08/01/22 (NPFGC)(a)	50	49,906
Sonoma County Junior College District GO, 5.00%, 08/01/22	115	119,162
Southern California Public Power Authority RB, Series A, 5.00%, 07/01/22	115	118,685
State of California Department of Water Resources Power Supply Revenue RB
Series O, 4.00%, 05/01/22	135	137,595
Series O, 5.00%, 05/01/22	525	537,702
State of California Department of Water Resources RB
Series AM, 5.00%, 12/01/22	290	305,090
Series AR, 5.00%, 12/01/22	65	68,382
Series AS, 5.00%, 12/01/22	75	78,903

Security	Par (000)	Value

California (continued)
Series AW, 5.00%, 12/01/22	$105	$110,464
Series AX, 5.00%, 12/01/22	100	105,204
State of California GO
3.00%, 10/01/22	140	143,607
4.00%, 02/01/22	70	70,666
4.00%, 09/01/22	95	98,014
4.00%, 10/01/22	125	129,362
5.00%, 02/01/22	755	764,051
5.00%, 03/01/22	70	71,121
5.00%, 04/01/22	850	867,030
5.00%, 05/01/22	435	445,460
5.00%, 08/01/22	300	310,812
5.00%, 09/01/22	2,950	3,068,075
5.00%, 10/01/22	935	976,158
5.00%, 11/01/22	310	324,877
5.00%, 12/01/22	220	231,423
5.25%, 09/01/22	115	119,841
5.25%, 10/01/22	590	617,318
Series A, 5.00%, 09/01/22	285	296,407
Series A, 5.00%, 10/01/22	100	104,402
Series B, 5.00%, 08/01/22	480	497,299
Series B, 5.00%, 09/01/22	1,200	1,248,031
Torrance Unified School District GO, 5.00%, 08/01/22	40	41,448
University of California RB
Series AO, 4.00%, 05/15/22	20	20,412
Series AO, 5.00%, 05/15/22	245	251,362
Series AR, 4.00%, 05/15/22	75	76,546
Series G, 5.00%, 05/15/22	140	143,635
Ventura County Community College District GO 5.00%, 08/01/22	105	108,800
Series C, 0.00%, 08/01/22(a)	250	249,345
West Valley-Mission Community College District GO, Series A, 4.00%, 08/01/22	175	180,027
William S Hart Union High School District GO, Series B, 0.00%, 09/01/22 (AGM)(a)	25	24,935

		35,804,327

Colorado — 1.2%
Board of Governors of Colorado State University System RB
Series A, 5.00%, 03/01/22	210	213,356
Series B, 5.00%, 03/01/22	250	253,995
City & County of Denver CO Airport System Revenue RB, Series B, 5.00%, 11/15/22	325	341,193
City & County of Denver CO GO, 0.00%, 01/29/22(a)	20	19,992
City & County of Denver CO RB, Series A, 5.00%, 08/01/22	120	124,232
City & County of Denver Co. GO, Series A, 5.00%, 08/01/22	100	103,604
City of Colorado Springs CO Utilities System Revenue RB, Series A, 5.00%, 11/15/22	190	199,426
Denver City & County School District No. 1 GO
Series B, 4.00%, 12/01/22 (SAW)	275	286,373
Series B, 4.00%, 12/01/28 (PR 12/01/22) (SAW)	1,100	1,145,126
Series B, 5.00%, 12/01/25 (PR 12/01/22) (SAW)	225	236,658
Series B, 5.00%, 12/01/26 (PR 12/01/22) (SAW)	480	504,870
Series B, 5.00%, 12/01/31 (PR 12/01/22) (SAW)	465	489,092
E-470 Public Highway Authority RB, Series B, 0.00%, 09/01/22 (NPFGC)(a)	90	89,761
Summit County School District No. Re-1 Summit GO, 5.00%, 12/01/22 (SAW)	75	78,911
University of Colorado RB
Serise A-1, 4.00%, 06/01/22	120	122,676
Serise A-1, 4.00%, 06/01/22 (ETM)	100	102,189

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
Serise B, 5.00%, 06/01/22	$175	$179,918
Serise B, 5.00%, 06/01/22 (ETM)	5	5,138

		4,496,510

Connecticut — 1.7%
City of Stamford CT GO, Series B, 5.00%, 07/01/22	195	201,209
Connecticut State Health & Educational Facilities Authority RB
Series A-1, VRDN,5.00%, 07/01/42(b)	645	665,581
Series A-2, VRDN,5.00%, 07/01/42(b)	350	361,168
Series E, 5.00%, 07/01/22	150	154,786
State of Connecticut GO
Series A, 4.00%, 03/01/22	50	50,639
Series A, 5.00%, 10/15/22	570	596,203
Series C, 5.00%, 06/01/22	130	133,661
Series C, 5.00%, 06/15/22	90	92,704
Series D, 5.00%, 06/15/22	20	20,601
Series D, 5.00%, 08/15/22	240	249,135
Series E, 5.00%, 08/15/22	175	181,661
Series E, 5.00%, 10/15/22	670	700,800
Series F, 4.00%, 11/15/22	675	701,647
Series F, 5.00%, 11/15/22	130	136,477
Serise F, 5.00%, 09/15/22	300	312,621
State of Connecticut Special Tax Revenue RB
Series A, 5.00%, 01/01/22	290	292,316
Series A, 5.00%, 08/01/22	130	134,705
Series A, 5.00%, 09/01/22	465	483,692
Series A, 5.00%, 10/01/22	210	219,264
Series B, 5.00%, 08/01/22	135	139,886
Series S, 5.00%, 01/01/22	170	171,358
University of Connecticut RB
Series A, 5.00%, 02/15/22	105	106,456
Series A, 5.00%, 08/15/22	125	129,737

		6,236,307

Delaware — 0.8%
City of Wilmington DE GO, 4.00%, 06/01/22	115	117,565
Delaware River & Bay Authority RB, Series B, 5.00%, 01/01/22	170	171,329
Delaware Transportation Authority RB 5.00%, 06/01/22	345	354,675
5.00%, 07/01/22	865	892,838
State of Delaware GO
Series A, 5.00%, 10/01/22	300	313,206
Series B, 5.00%, 07/01/22	275	283,813
Series C, 5.00%, 03/01/22	785	797,599
University of Delaware RB, Series A, 5.00%, 11/01/22	105	110,061

		3,041,086

District of Columbia — 1.1%
District of Columbia GO
Series A, 5.00%, 06/01/22	1,050	1,079,510
Series B, 5.00%, 06/01/22	100	102,810
Series D, 5.00%, 06/01/22	125	128,513
Series E, 5.00%, 06/01/22	155	159,356
District of Columbia RB 5.00%, 07/15/22	75	77,489
Series A, 4.00%, 12/01/22	195	203,021
Series A, 5.00%, 12/01/22	515	541,741
Series C, 4.00%, 12/01/22	150	156,170
Series C, 5.00%, 10/01/22	125	130,502
Series C, 5.00%, 12/01/22	210	220,904

Security	Par (000)	Value

District of Columbia (continued)
District of Columbia Water & Sewer Authority RB
Series A, 5.00%, 10/01/22	$175	$182,687
Series C, 5.00%, 10/01/22	415	433,229
Metropolitan Washington Airports Authority Aviation Revenue RB, Series C, 5.00%, 10/01/22	505	526,896
Washington Metropolitan Area Transit Authority RB, Series B, 5.00%, 07/01/22	125	128,997

		4,071,825

Florida — 4.6%
Board of Governors State University System of Florida RB, Series A, 5.00%, 07/01/22	50	51,589
Broward County FL Water & Sewer Utility Revenue RB, Series B, 5.00%, 10/01/22	405	422,828
Central Florida Expressway Authority RB, Series B, 4.00%, 07/01/22	55	56,364
City of Jacksonville FL RB 5.00%, 10/01/22	330	344,527
Series A, 4.00%, 10/01/22	50	51,735
Series A, 5.00%, 10/01/22	100	104,383
Series C, 5.00%, 10/01/22	100	104,383
City of Tallahassee FL Energy System Revenue RB, 5.00%, 10/01/22	70	73,068
City of Tampa FL RB 5.00%, 10/01/22	230	240,059
Series A, 5.00%, 10/01/22	140	146,123
Series B, 5.00%, 10/01/22	75	78,280
County of Broward FL Airport System Revenue RB
Series C, 5.00%, 10/01/22	245	255,600
Series P-2, 5.00%, 10/01/22	170	177,355
Series Q-1, 5.00%, 10/01/22	50	52,163
County of Hillsborough FL Community Investment Tax Revenue RB, 5.00%, 11/01/22	160	167,562
County of Lee FL Transportation Facilities Revenue RB, 5.00%, 10/01/22 (AGM)	100	104,260
County of Miami-Dade FL Aviation Revenue RB, Series B, 5.00%, 10/01/22	575	600,311
County of Miami-Dade FL GO, 5.00%, 07/01/22	140	144,477
County of Miami-Dade FL RB, Series A, 5.00%, 10/01/22	135	140,853
County of Miami-Dade FL Transit System RB, 5.00%, 07/01/22	300	309,224
County of Miami-Dade FL Water & Sewer System Revenue RB 5.00%, 10/01/22	235	245,322
Series A, 4.38%, 10/01/22 (AGM)	100	103,822
Series B, 5.25%, 10/01/22 (AGM)	525	549,259
County of Orange FL Sales Tax Revenue RB, Series C, 5.00%, 01/01/22	195	196,551
County of Palm Beach FL RB 5.00%, 05/01/22	60	61,437
5.00%, 06/01/22	100	102,793
5.00%, 11/01/22	45	47,159
Series A, 5.00%, 11/01/22	50	52,399
County of Palm Beach FL Water & Sewer Revenue RB, 4.00%, 10/01/22	30	31,044
County of Pasco FL Water & Sewer Revenue RB, Series A, 5.00%, 10/01/22	80	83,484
County of Sarasota FL RB, 5.00%, 10/01/22	55	57,421
Florida Department of Environmental Protection RB
Series A, 5.00%, 07/01/22	1,075	1,109,155
Serise A, 5.00%, 07/01/22	150	154,766

30	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Florida Department of Management Services COP, Series A, 5.00%, 08/01/22	$295	$305,586
Florida Municipal Power Agency RB, Series A, 5.00%, 10/01/22	325	339,092
Florida State University Housing Facility Revenue RB, Series A, 5.00%, 05/01/22	250	255,961
Florida’s Turnpike Enterprise RB
Series A, 5.00%, 07/01/22	715	737,962
Series B, 5.00%, 07/01/22	540	557,341
Series C, 5.00%, 07/01/22	200	206,423
Jacksonville Transportation Authority RB, 5.00%, 08/01/22	230	238,059
JEA Electric System Revenue RB, Series A, 5.00%, 10/01/22	80	83,476
JEA Water & Sewer System Revenue RB, Series A, 5.00%, 10/01/22	140	146,119
Miami-Dade County Educational Facilities Authority Revenue RB, Series B, 5.25%, 04/01/22 (AMBAC)	65	66,301
Miami-Dade County Expressway Authority RB Series A, 5.00%, 07/01/22	80	82,471
Series B, 5.00%, 07/01/22	265	273,185
Orange County School Board COP, Series D, 5.00%, 08/01/22 .	290	300,340
Orlando Utilities Commission RB
Series A, 5.00%, 10/01/22	340	354,999
Series C, 4.00%, 10/01/22	175	181,123
Series C, 5.00%, 10/01/22	255	266,249
Series C, 5.25%, 10/01/22	130	136,032
Orlando-Orange County Convention Center RB, 5.00%, 10/01/22	270	281,758
Orlando-Orange County Expressway Authority RB 5.00%, 07/01/22	275	283,719
Series B, 5.00%, 07/01/22	220	226,975
Series B, 5.00%, 07/01/22 (AGM)	185	190,928
Palm Beach County School District COP
Series B, 5.00%, 08/01/22	250	258,952
Series D, 5.00%, 08/01/22	375	388,370
Reedy Creek Improvement District GOL 5.00%, 06/01/22	120	123,330
Series A, 5.00%, 06/01/22	65	66,804
Series B, 4.00%, 06/01/22	160	163,512
School Board of Miami-Dade County (The) COP
Series A, 5.00%, 05/01/22	315	322,574
Series D, 5.00%, 02/01/22	65	65,781
Series D, 5.00%, 11/01/22	160	167,695
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/22	130	132,311
School District of Broward County/FL COP
Series A, 5.00%, 07/01/22	425	438,415
Series B, 5.00%, 07/01/22	20	20,631
Series C, 5.00%, 07/01/22	250	257,892
State of Florida Department of Transportation RB, 5.00%, 07/01/22	75	77,414
State of Florida GO
Series A, 5.00%, 06/01/22	640	657,948
Series A, 5.00%, 07/01/22	95	98,031
Series B, 5.00%, 06/01/22	490	503,742
Series C, 5.00%, 06/01/22	575	591,125
Series E, 5.00%, 06/01/22	80	82,244
State of Florida Lottery Revenue RB
Series A, 5.00%, 07/01/22	1,010	1,042,366
Series B, 5.00%, 07/01/22	90	92,884

Security	Par (000)	Value

Florida (continued)
Volusia County School Board COP, Series A, 5.00%, 08/01/22 .	$115	$119,091

		17,604,967

Georgia — 2.0%
City of Atlanta GA Airport Passenger Facility Charge RB, Series F, 5.00%, 07/01/22	150	154,827
City of Atlanta GA Water & Wastewater Revenue RB 5.00%, 11/01/22	700	733,663
Series B, 5.00%, 11/01/22	150	157,214
Georgia State Road & Tollway Authority RB
Series A, 5.00%, 06/01/22	175	179,876
Series B, 5.00%, 10/01/22 (GTD)	150	156,617
Gwinnett County Development Authority COP, 5.25%, 01/01/22 (NPFGC)	85	85,717
Gwinnett County School District GO, 5.00%, 02/01/22	370	374,445
Gwinnett County Water & Sewerage Authority RB, 5.00%, 08/01/22	500	518,058
Metropolitan Atlanta Rapid Transit Authority RB, Series A, 5.00%, 07/01/30 (PR 07/01/22)	2,015	2,079,434
Municipal Electric Authority of Georgia RB, Series A, 5.00%, 11/01/22	135	141,270
State of Georgia GO
Series A, 5.00%, 02/01/22	125	126,502
Series A-1, 5.00%, 02/01/22	215	217,583
Series C, 4.00%, 09/01/22	405	417,885
Series C, 4.00%, 10/01/22	1,215	1,257,509
Series E, 5.00%, 12/01/22	250	263,009
Serise H, 5.00%, 12/01/22	650	683,823

		7,547,432

Hawaii — 2.5%
City & County Honolulu HI Wastewater System Revenue RB
Series A, 5.00%, 07/01/22	175	180,587
Series A, 5.00%, 07/01/25 (PR 07/01/22)	1,155	1,191,934
Series A, 5.00%, 07/01/30 (PR 07/01/22)	125	128,997
Series B, 5.00%, 07/01/22	120	123,854
City & County of Honolulu HI GO
Series A, 5.00%, 10/01/22	230	240,168
Series A, 5.00%, 11/01/22 (ETM)	25	26,197
Series A, 5.00%, 11/01/25 (PR 11/01/22)	2,000	2,095,769
Series A, 5.00%, 11/01/33 (PR 11/01/22)	1,175	1,231,264
Series B, 5.00%, 09/01/22	50	52,010
Series B, 5.00%, 10/01/22 (ETM)	125	130,526
Series B, 5.00%, 11/01/22	225	235,844
Series C, 5.00%, 10/01/22	220	229,726
Series E, 3.00%, 09/01/22	100	102,360
County of Hawaii HI GO
Series A, 5.00%, 09/01/22	145	150,816
Series B, 5.00%, 09/01/22	370	384,841
Honolulu City & County Board of Water Supply RB, Series A, 5.00%, 07/01/22	20	20,640
State of Hawaii GO
Series EE, 4.00%, 11/01/22 (ETM)	35	36,327
Series EE, 5.00%, 11/01/23 (PR 11/01/22)	580	607,773
Series EE, 5.00%, 11/01/27 (PR 11/01/22)	115	120,507
Series EF, 5.00%, 11/01/22	220	230,625
Series EO, 5.00%, 08/01/22	150	155,440
Series EP, 5.00%, 08/01/22	150	155,440
Series EX, 3.00%, 10/01/22	150	153,907
Series EZ, 5.00%, 10/01/22	175	182,753
Series FE, 5.00%, 10/01/22	355	370,728

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hawaii (continued)
Series FG, 5.00%, 10/01/22	$110	$114,873
Series FH, 5.00%, 10/01/22	455	475,158
Series FN, 5.00%, 10/01/22	70	73,101
Series FT, 5.00%, 01/01/22	225	226,801
University of Hawaii RB, Series D, 5.00%, 10/01/22	205	214,024

		9,642,990

Idaho — 0.1%
Idaho Housing & Finance Association RB Series A, 5.00%, 07/15/22	150	155,010
Series B, 5.00%, 07/15/22	205	211,848

		366,858

Illinois — 2.0%
Chicago O’Hare International Airport RB Series B, 5.00%, 01/01/22	350	352,792
Series C, 5.00%, 01/01/22	380	383,006
Series D, 5.00%, 01/01/22	275	277,194
Chicago Transit Authority Capital Grant Receipts Revenue RB, 5.00%, 06/01/22	100	102,656
Illinois Finance Authority RB 4.00%, 01/01/22	100	100,633
5.00%, 07/01/22	180	185,780
5.00%, 10/01/22	25	26,084
Series A, 5.00%, 10/01/22	230	240,059
Illinois State Toll Highway Authority RB Series A, 5.00%, 12/01/22	645	677,841
Series D, 5.00%, 01/01/22	125	125,975
Metropolitan Pier & Exposition Authority RB, 5.65%, 06/15/22 (ETM NPFGC)	5	5,165
Regional Transportation Authority RB, Series A, 5.50%, 07/01/22 (NPFGC)	55	56,926
State of Illinois GO 0.00%, 08/01/22(a)	100	99,545
4.00%, 02/01/22	55	55,513
4.00%, 09/01/22	100	103,045
5.00%, 02/01/22	610	617,191
5.00%, 05/01/22	370	378,671
5.00%, 08/01/22 (AGM)	200	207,101
Series A, 4.00%, 01/01/22	280	281,737
Series A, 5.00%, 10/01/22	535	557,710
Series A, 5.00%, 12/01/22	500	524,922
Series B, 5.00%, 09/01/22	300	311,621
Series B, 5.00%, 10/01/22	170	177,216
Series C, 4.00%, 03/01/22	70	70,869
Series D, 5.00%, 11/01/22	800	836,941
State of Illinois RB, Series C, 5.00%, 06/15/22	100	102,923
State of Illinois Sales Tax Revenue RB, 5.00%, 06/15/22	400	411,671
University of Illinois RB, Series A, 5.00%, 04/01/22	105	107,082

		7,377,869

Indiana — 0.6%
Ball State University RB 5.00%, 07/01/22	45	46,442
Series R, 5.00%, 07/01/22	325	335,415
Indiana Finance Authority RB
Series A, 5.00%, 02/01/22	125	126,502
Series A, 5.00%, 06/01/22	100	102,804
Series A, 5.00%, 10/01/22	155	161,764
Series A, 5.00%, 12/01/22	210	220,904
Series B, 5.00%, 02/01/22	235	237,823
Serise A, 5.00%, 12/01/22	145	152,529

Security	Par (000)	Value

Indiana (continued)
Indiana Transportation Finance Authority RB, Series B, 5.75%, 12/01/22	$115	$121,915
Indiana University RB Series A, 5.00%, 06/01/22	390	400,961
Series Y, 5.00%, 08/01/22	85	88,070
Indianapolis Local Public Improvement Bond Bank RB Series A, 5.50%, 01/01/22 (NPFGC)	25	25,218
Series E, 0.00%, 02/01/22 (AMBAC)(a)	50	49,976
Purdue University RB, Series A, 5.00%, 07/01/22	140	144,496

		2,214,819

Iowa — 0.5%
Ankeny Community School District GO, Series A, 4.00%, 06/01/22	25	25,552
City of Cedar Rapids IA GO, Series A, 5.00%, 06/01/22	125	128,505
City of Des Moines IA GO
Series B, 5.00%, 06/01/22	205	210,737
Series E, 5.00%, 06/01/22	195	200,457
Des Moines Independent Community School District RB, 5.00%, 06/01/22 (BAM)	60	61,683
Iowa City Community School District RB, 5.00%, 06/01/22	120	123,265
Iowa Finance Authority RB, 5.00%, 08/01/22	405	419,658
State of Iowa Board of Regents RB, 4.00%, 09/01/22	215	221,712
State of Iowa RB, Series A, 5.00%, 06/01/22	645	663,127

		2,054,696

Kansas — 0.5%
City of Overland Park KS GO, Series A, 5.00%, 09/01/22	175	181,989
Johnson County Public Building Commission RB, Series B, 5.00%, 09/01/22	270	280,691
State of Kansas Department of Transportation RB Series A, 5.00%, 09/01/22	840	873,549
Series B, 5.00%, 09/01/22	135	140,392
Series C, 5.00%, 09/01/22	100	103,994
Wyandotte County-Kansas City Unified Government Utility System Revenue RB, Series A, 5.00%, 09/01/22	125	129,768

		1,710,383

Kentucky — 0.0%
Kentucky State Property & Building Commission RB, Series B, 5.00%, 11/01/22	100	104,696

Louisiana — 0.6%
East Baton Rouge Sewerage Commission RB, Series B, 5.00%, 02/01/22	50	50,594
Louisiana Office Facilities Corp. RB, 5.00%, 11/01/22	110	115,097
State of Louisiana Gasoline & Fuels Tax Revenue RB Series A-1, 4.00%, 05/01/22	70	71,335
Series A-1, 5.00%, 05/01/22	105	107,525
State of Louisiana GO Series A, 5.00%, 08/01/22	145	150,226
Series A, 5.00%, 09/01/22	100	104,003
Series A, 5.00%, 08/01/26 (PR 08/01/22)	185	191,653
Series B, 5.00%, 08/01/22	50	51,802
Series B, 5.00%, 10/01/22	115	120,062
Series C, 4.00%, 07/15/22	160	164,302
Series C, 5.00%, 07/15/22	100	103,391
Series C, 5.00%, 07/15/25 (PR 07/15/22)	295	304,986
Series C, 5.00%, 07/15/26 (PR 07/15/22)	500	516,925

32	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
State of Louisiana RB
5.00%, 09/01/22	$150	$155,978
Series A, 5.00%, 06/15/22	50	51,489

		2,259,368

Maine — 0.4%
Maine Municipal Bond Bank RB
Series A, 5.00%, 09/01/22	560	582,318
Series A, 5.00%, 11/01/22	100	104,788
Series B, 5.00%, 11/01/22	85	89,070
Series C, 5.00%, 11/01/22	320	335,323
Series D, 5.00%, 11/01/22	160	167,662
Series D, 5.00%, 11/01/22 (ETM)	10	10,472
Maine Turnpike Authority RB, 5.00%, 07/01/22	155	159,935
State of Maine GO, Series B, 5.00%, 06/01/22	210	215,902

		1,665,470

Maryland — 3.7%
City of Baltimore MD GO, Series B, 5.00%, 10/15/22	225	235,255
City of Baltimore MD RB
Series A, 5.00%, 07/01/22	135	139,298
Series D, 5.00%, 07/01/22	140	144,458
County of Anne Arundel MD GOL 5.00%, 04/01/22	435	443,715
5.00%, 10/01/22	300	313,206
County of Baltimore MD COP, 5.00%, 10/01/22	60	62,641
County of Baltimore MD GO 5.00%, 02/01/22	225	227,697
Series B, 5.00%, 08/01/22	515	533,639
Series C, 4.00%, 09/01/22	265	273,454
County of Baltimore MD RB, Series B, 5.00%, 07/01/22	190	196,050
County of Charles MD GO 5.00%, 03/01/22	150	152,418
5.00%, 10/01/22	500	522,152
County of Frederick MD GO, Series A, 5.00%, 08/01/22	200	207,223
County of Howard MD, Series A, 5.00%, 02/15/22	125	126,741
County of Howard MD GO, Series A, 5.00%, 02/15/22	350	354,874
County of Montgomery MD GO
Series A, 5.00%, 11/01/22	110	115,301
Series A, 5.00%, 12/01/22	250	263,037
Series B, 5.00%, 12/01/22	120	126,258
Series C, 5.00%, 10/01/22	500	522,104
County of Prince George’s MD COP, 5.00%, 10/15/22	75	78,403
County of Prince George’s MD GOL
Series A, 5.00%, 07/15/22	100	103,391
Series C, 5.00%, 08/01/22	530	549,101
Serise A, 5.00%, 09/01/22	130	135,203
Maryland Health & Higher Educational Facilities Authority RB, Series A, 5.00%, 07/01/22	195	201,270
Maryland State Transportation Authority RB, 5.00%, 07/01/22	185	190,954
State of Maryland Department of Transportation RB 5.00%, 04/01/22	60	61,202
5.00%, 09/01/22	500	520,013
5.00%, 10/01/22	650	678,613
State of Maryland GO
First Series A, 5.00%, 03/01/24 (PR 03/01/22)	1,300	1,320,777
First Series C, 4.00%, 08/15/22	210	216,327
Second Series B, 5.00%, 08/01/22	1,935	2,004,884
Series A, 5.00%, 03/01/22	150	152,407
Series B, 5.00%, 08/01/22	600	621,670
Series C, 5.00%, 08/01/22	1,245	1,289,964

Security	Par (000)	Value

Maryland (continued)
Washington Suburban Sanitary Commission RB, 5.00%, 06/01/22	$1,030	$1,058,825

		14,142,525

Massachusetts — 3.6%
Boston Water & Sewer Commission RB, Series A, 4.25%, 11/01/22	440	457,873
City of Boston MA GO
Series A, 5.00%, 03/01/22	425	431,835
Series B, 5.00%, 04/01/22	250	255,030
Commonwealth of Massachusetts GOL
Series A, 5.00%, 05/01/22	60	61,443
Series A, 5.00%, 07/01/22	410	423,139
Series B, 5.00%, 08/01/22	270	279,730
Series B, 5.25%, 08/01/22	210	217,960
Series C, 5.00%, 02/01/22	100	101,199
Series C, 5.00%, 04/01/22	290	295,810
Series C, 5.00%, 07/01/22	300	309,614
Series C, 5.00%, 08/01/22	215	222,748
Series C, 5.00%, 10/01/22	275	287,105
Series C, 5.00%, 07/01/24 (PR 07/01/22)	285	294,133
Series C, 5.50%, 12/01/22 (AMBAC)	485	512,799
Series E, 5.00%, 09/01/22	105	109,203
Series E, 5.00%, 11/01/22	110	115,279
Series E, 5.00%, 09/01/25 (PR 09/01/22)	390	405,717
Series E, 5.00%, 09/01/28 (PR 09/01/22)	1,285	1,336,433
Series F, 5.00%, 11/01/23 (PR 11/01/22)	570	597,353
Series F, 5.00%, 11/01/25 (PR 11/01/22)	150	157,246
Series F, 5.00%, 11/01/26 (PR 11/01/22)	500	523,994
Series H, 5.00%, 12/01/22	1,215	1,278,087
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/22	355	364,913
Massachusetts Bay Transportation Authority RB
Series A, 0.00%, 07/01/22(a)	100	99,842
Series A, 5.00%, 07/01/22	1,035	1,068,238
Series A, 5.25%, 07/01/22	80	82,702
Series B, 5.25%, 07/01/22	450	465,198
Massachusetts Clean Water Trust (The) RB 5.00%, 08/01/22	220	227,945
Series 12B, 5.00%, 08/01/22	500	518,058
Massachusetts Department of Transportation RB, Series C, 0.00%, 01/01/22 (NPFGC)(a)	25	24,984
Massachusetts Development Finance Agency RB 5.00%, 07/01/22	100	103,184
Series A, 5.00%, 07/15/22	200	206,811
Massachusetts Health & Educational Facilities Authority RB, Serise K, 5.50%, 07/01/22	250	258,840
Massachusetts Port Authority RB, Series B, 4.00%, 07/01/22	20	20,508
Massachusetts School Building Authority RB
Series A, 5.00%, 08/15/22	740	768,106
Series A, 5.00%, 08/15/22 (ETM)	45	46,688
Massachusetts Water Resources Authority RB, Serise A, 5.00%, 08/01/22	325	336,713
University of Massachusetts Building Authority RB
Series 1, 5.00%, 11/01/22	50	52,410
Series 2, 5.00%, 11/01/22	305	319,605

		13,638,475

Michigan — 1.7%
City of Detroit MI Sewage Disposal System Revenue RB, Series A, 5.25%, 07/01/39 (PR 07/01/22)	1,000	1,033,813

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan Finance Authority RB
4.00%, 10/01/22	$275	$284,596
5.00%, 08/01/22	80	82,883
5.00%, 10/01/22	75	78,302
Series B, 5.00%, 10/01/22	455	475,029
Michigan State Building Authority RB
Series A, 5.00%, 10/15/22	930	972,752
Series I, 5.00%, 04/15/22	275	281,037
Michigan State Hospital Finance Authority RB, Series 200, 4.00%, 11/01/22	250	259,430
Michigan State University RB, Series A, 5.00%, 08/15/22	315	326,913
State of Michigan Comprehensive Transportation Revenue RB, 5.25%, 05/15/22 (AGM)	130	133,500
State of Michigan GO
Series A, 5.00%, 12/01/22	470	494,246
Series B, 5.00%, 11/01/22	710	743,851
State of Michigan RB, 5.00%, 03/15/22	230	234,011
State of Michigan Trunk Line Revenue RB, 5.00%, 11/15/22	1,015	1,065,571
University of Michigan RB, Series A, 5.00%, 04/01/22	130	132,610

		6,598,544

Minnesota — 1.4%
County of Hennepin MN GO
Series A, 5.00%, 12/01/22	140	147,269
Series B, 5.00%, 12/01/22	105	110,452
Series C, 5.00%, 12/01/22	100	105,192
Metropolitan Council GO
Series A, 5.00%, 03/01/22	235	238,780
Series B, 5.00%, 09/01/22	125	130,025
Series C, 4.00%, 03/01/22	100	101,278
Series C, 5.00%, 03/01/22	75	76,206
Series E, 5.00%, 09/01/22	100	104,020
Series I, 4.00%, 03/01/22	400	405,112
Minneapolis-St Paul Metropolitan Airports Commission RB,
Series B, 5.00%, 01/01/22	300	302,376
Minnesota Municipal Power Agency RB, Series A, 5.00%, 10/01/22	40	41,704
Minnesota Public Facilities Authority RB, Series A, 5.00%, 03/01/22	165	167,648
Southern Minnesota Municipal Power Agency RB
Series A, 0.00%, 01/01/22 (NPFGC)(a)	50	49,982
Series A, 5.00%, 01/01/22	45	45,340
State of Minnesota GO
Series A, 5.00%, 08/01/22	780	808,351
Series B, 5.00%, 08/01/22	1,050	1,088,164
Series D, 5.00%, 10/01/22	530	553,531
Series F, 5.00%, 10/01/22	440	459,535
State of Minnesota RB, Series A, 5.00%, 06/01/22	155	159,347
Western Minnesota Municipal Power Agency RB, Series A, 5.00%, 01/01/22	115	115,907

		5,210,219

Mississippi — 0.2%
Mississippi Development Bank SO, 5.00%, 01/01/22	75	75,590
State of Mississippi GO
Series C, 5.00%, 10/01/22	120	125,294
Series F, 4.00%, 11/01/22	260	269,914
Series F, 5.25%, 10/01/22	100	104,639
Series H, 5.00%, 12/01/22	300	315,611

		891,048

Security	Par (000)	Value

Missouri — 0.7%
Health & Educational Facilities Authority of the State of Missouri RB, Series A, 5.00%, 11/15/22	$75	$78,616
Metropolitan St. Louis Sewer District RB, Series B, 5.00%, 05/01/22	80	81,932
Missouri Highway & Transportation Commission RB
Series A, 5.00%, 05/01/22	330	337,935
Series B, 5.00%, 05/01/22	465	476,040
Missouri State Board of Public Buildings RB
Series A, 4.00%, 04/01/22	175	177,775
Series A, 5.00%, 10/01/22	375	391,472
Series B, 5.00%, 04/01/22	230	234,599
Missouri State Environmental Improvement & Energy Resources Authority RB
4.00%, 01/01/22	40	40,253
Series A, 5.00%, 07/01/22	420	433,459
University of Missouri RB, Series A, 5.00%, 11/01/22	405	424,393

		2,676,474

Montana — 0.0%
Montana Department of Transportation RB, 5.00%, 06/01/22	100	102,745

Nebraska — 0.8%
City of Lincoln NE Electric System Revenue RB, 5.00%, 09/01/22	365	379,515
City of Omaha NE GO, Series B, 5.00%, 11/15/22	495	519,663
City of Omaha NE Sewer Revenue RB, 5.00%, 11/15/22	115	120,730
Metropolitan Utilities District of Omaha Water System Revenue RB, 5.00%, 12/01/22	360	378,572
Nebraska Public Power District RB
Series A, 5.00%, 01/01/22	525	529,175
Series B, 5.00%, 01/01/22	570	574,533
Series C, 5.00%, 01/01/22	160	161,272
Omaha Public Power District Nebraska City Station Unit 2 RB, Series A, 5.00%, 02/01/22	135	136,584
Omaha Public Power District RB
Series A, 5.00%, 02/01/23 (PR 02/01/22)	255	258,051
Series AA, 5.00%, 02/01/22	125	126,476

		3,184,571

Nevada — 1.8%
City of Las Vegas NV GOL, Series C, 5.00%, 09/01/22	200	208,005
Clark County School District GOL
Series A, 5.00%, 06/15/22	165	169,767
Series B, 5.00%, 06/15/22	280	288,090
Series C, 5.00%, 06/15/22	125	128,612
Series D, 5.00%, 06/15/22	240	246,935
Clark County Water Reclamation District GOL, 5.00%, 07/01/22	390	402,524
County of Clark Department of Aviation RB
Series B, 5.00%, 07/01/22	145	149,577
Series C, 5.00%, 07/01/22	150	154,735
County of Clark NV GOL 5.00%, 06/01/22	150	154,207
5.00%, 11/01/22	395	413,955
Series A, 5.00%, 07/01/22	145	149,647
Series B, 5.00%, 11/01/22	220	230,557
County of Clark NV RB 5.00%, 07/01/22	555	572,634
5.00%, 11/01/22	315	330,116
Series A, 5.00%, 07/01/22	470	484,933
County of Washoe NV RB, 5.00%, 02/01/22	100	101,189

34	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada (continued)
Nevada System of Higher Education RB 4.00%, 07/01/22	$50	$51,271
Series A, 4.00%, 07/01/22	25	25,635
Series B, 5.00%, 07/01/22	485	500,542
State of Nevada GOL
Series B, 4.00%, 08/01/22	260	267,469
Series B, 5.00%, 11/01/22	80	83,856
Series C, 5.00%, 08/01/22	130	134,705
Series D-1, 5.00%, 03/01/22	660	670,615
State of Nevada Highway Improvement Revenue RB 4.00%, 12/01/22	550	572,746
5.00%, 12/01/22	120	126,258
Washoe County School District/NV GOL
Series A, 3.00%, 06/01/22	105	106,733
Series A, 5.00%, 06/01/22 (PSF)	185	190,199

		6,915,512

New Hampshire — 0.1%
New Hampshire Municipal Bond Bank RB
Series A, 5.00%, 08/15/22	150	155,685
Series B, 5.00%, 08/15/22	110	114,169
Series D, 4.00%, 08/15/22	100	103,005
State of New Hampshire GO, Series A, 5.00%, 03/01/22	85	86,361

		459,220

New Jersey — 2.6%
Monmouth County Improvement Authority (The) RB, 5.00%, 12/01/22 (GTD)	775	814,980
New Jersey Economic Development Authority RB 5.00%, 06/15/22	150	154,039
Series B, 5.00%, 11/01/22	905	947,123
Series DDD, 5.00%, 06/15/22	100	102,902
Series II, 5.00%, 03/01/22	65	66,010
Series NN, 5.00%, 03/01/22	860	873,366
Series XX, 4.00%, 06/15/22	40	40,914
Series XX, 5.00%, 06/15/22 (SAP)	120	123,483
New Jersey Educational Facilities Authority RB 5.00%, 06/15/22	100	102,902
5.00%, 09/01/22	100	103,883
Series A, 5.00%, 07/01/22	700	722,480
Series I, 5.00%, 07/01/22	100	103,211
New Jersey Health Care Facilities Financing Authority RB, Series A, 5.00%, 07/01/22	180	185,805
New Jersey Transportation Trust Fund Authority RB
Series A, 5.00%, 06/15/22	595	612,305
Series AA, 5.00%, 06/15/22	335	344,722
Series AA, 5.00%, 06/15/22 (SAP)	130	133,773
New Jersey Turnpike Authority RB
Series A, 5.00%, 01/01/43 (PR 07/01/22)	2,750	2,838,425
Series B, 5.00%, 01/01/22	355	357,832
Series C, 5.00%, 01/01/22	505	509,029
State of New Jersey GO 5.25%, 08/01/22	175	181,310
Series T, 5.00%, 06/01/22	590	605,703

		9,924,197

New Mexico — 0.7%
Albuquerque Municipal School District No. 12 GO, Series B, 5.00%, 08/01/22 (SAW)	100	103,581
County of Santa Fe NM GO, 5.00%, 07/01/22	140	144,486
New Mexico Finance Authority RB Series D, 5.00%, 06/15/22	100	102,991

Security	Par (000)	Value

New Mexico (continued)
Series E, 5.00%, 06/15/22	$125	$128,739
Series SR, 5.00%, 06/15/22	360	370,722
State of New Mexico GO 5.00%, 03/01/22 (ETM)	115	116,834
Series B, 5.00%, 03/01/22	400	406,379
State of New Mexico Severance Tax Permanent Fund RB
Series A, 5.00%, 07/01/22	510	526,274
Series B, 4.00%, 07/01/22	265	271,699
Series B, 5.00%, 07/01/22	225	232,179
University of New Mexico (The) RB
Series A, 5.00%, 06/01/22	200	205,561
Series C, 5.00%, 06/01/22	105	107,920

		2,717,365

New York — 8.6%
City of New York NY GO
Series 1, 5.00%, 08/01/22	295	305,654
Series 2015-A, 5.00%, 08/01/22	625	647,572
Series A, 5.00%, 08/01/22	605	626,851
Series B-1, 5.00%, 12/01/22	660	694,344
Series C, 5.00%, 08/01/22	1,380	1,429,840
Series D, 5.00%, 08/01/22	415	429,988
Series E, 5.00%, 08/01/22	240	248,668
Series E, 5.25%, 08/01/22	305	316,584
Series G, 5.00%, 08/01/22	100	103,612
Series H, 5.00%, 08/01/22	285	295,293
Series I, 5.00%, 03/01/22	150	152,407
Series I, 5.00%, 08/01/22	365	378,182
Series J, 5.00%, 08/01/22	580	600,948
County of Nassau NY GOL, Series B, 5.00%, 04/01/22	120	122,404
Long Island Power Authority RB 5.00%, 09/01/22	100	104,013
Series B, 5.00%, 09/01/22	220	228,826
Metropolitan Transportation Authority RB
Series A, 5.00%, 11/15/22	110	115,476
Series A-1, 5.00%, 11/15/22	230	240,970
Series A-2, 5.00%, 11/15/22	300	314,308
Series B, 5.00%, 11/15/22	700	733,383
Series B, 5.25%, 11/15/22 (AMBAC)	35	36,794
Series B-2, 5.00%, 11/15/22	595	623,377
Series C, 5.00%, 11/15/22	290	303,889
Series C, 5.00%, 11/15/22 (ETM)	20	21,004
Series D, 5.00%, 11/15/22	45	47,146
Series D-1, 5.00%, 11/01/22	680	711,236
Series E, 5.00%, 11/15/22	25	26,192
Series F, 5.00%, 11/15/22	300	314,485
Series H, 4.00%, 11/15/22	115	119,297
Series H, 4.00%, 11/15/22 (ETM)	40	41,594
Nassau County Interim Finance Authority RB 4.00%, 11/15/22	5	5,196
4.00%, 11/15/22 (ETM)	120	124,653
New York City Transitional Finance Authority Building Aid Revenue RB
Series S-1, 4.00%, 07/15/22 (SAW)	115	118,076
Series S-1, 5.00%, 07/15/22 (ETM SAW)	115	118,901
Series S-2, 5.00%, 07/15/22 (ETM SAW)	25	25,853
New York City Transitional Finance Authority Future Tax Secured Revenue RB 3.00%, 11/01/22	115	118,228
Series A-1, 5.00%, 08/01/22	245	253,830
Series A-1, 5.00%, 11/01/22	440	461,114

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Series B, 5.00%, 11/01/22	$385	$403,475
Series B-1, 4.00%, 08/01/22	70	72,000
Series B-1, 5.00%, 08/01/22	375	388,514
Series B-1, 5.00%, 11/01/22	110	115,279
Series C, 5.00%, 11/01/22	815	854,110
Series C1, 5.00%, 05/01/22	95	97,284
Series D, 5.00%, 11/01/22	205	214,837
Series E-1, 5.00%, 02/01/22	185	187,218
Series F-1, 5.00%, 02/01/22	200	202,398
Serise C-1, 4.00%, 11/01/22	100	103,803
Serise E-1, 5.00%, 02/01/22	295	298,537
New York City Water & Sewer System RB
Series CC-2, 5.00%, 06/15/22	325	334,725
Series DD, 4.00%, 06/15/22	60	61,424
Series DD-2, 5.00%, 06/15/22	260	267,761
Series EE, 4.00%, 06/15/22	205	209,865
Series FF, 5.00%, 06/15/23 (PR 06/15/22)	50	51,471
New York Convention Center Development Corp. RB, 5.00%, 11/15/22	205	214,884
New York Municipal Bond Bank Agency RB, 5.00%, 12/01/22 (SAW)	65	68,390
New York Power Authority RB, Series A, 5.00%, 11/15/22	25	26,246
New York State Dormitory Authority RB 5.00%, 05/15/22	225	230,818
Series A, 0.00%, 05/15/22 (NPFGC)(a)	45	44,918
Series A, 5.00%, 02/15/22	775	785,748
Series A, 5.00%, 03/15/22	1,320	1,343,618
Series A, 5.00%, 04/01/22 (SAW)	130	132,588
Series A, 5.00%, 07/01/22	1,110	1,145,570
Series A, 5.00%, 10/01/22	315	328,926
Series A, 5.00%, 10/01/22 (SAW)	240	249,921
Series A, 5.50%, 05/15/22 (AMBAC)	125	128,588
Series B, 4.00%, 10/01/22	75	77,631
Series B, 4.00%, 10/01/22 (SAW)	125	129,303
Series B, 5.00%, 03/15/22	250	254,473
Series C, 5.00%, 03/15/22	210	213,757
Series D, 5.00%, 02/15/22	1,310	1,328,167
Series E, 5.00%, 03/15/22	345	351,173
Series F, 5.00%, 10/01/22 (AGM)	240	250,293
Series H, 5.00%, 10/01/22 (SAW)	100	104,411
New York State Environmental Facilities Corp. RB 5.00%, 06/15/22	610	628,332
Series A, 5.00%, 06/15/22	1,140	1,174,244
Series B, 4.00%, 11/15/22	80	83,175
Series B, 5.00%, 05/15/22	100	102,602
New York State Thruway Authority Highway & Bridge Trust Fund RB, Series A, 5.00%, 04/01/22	480	489,617
New York State Thruway Authority RB
Series A, 5.00%, 03/15/22	190	193,400
Series I, 5.00%, 01/01/22	130	131,032
Series I, 5.00%, 01/01/28 (PR 01/01/22)	140	141,119
Series J, 5.00%, 01/01/22	255	257,024
Series K, 4.00%, 01/01/22	180	181,134
New York State Urban Development Corp. RB 5.00%, 03/15/22	150	152,684
Series A, 5.00%, 03/15/22	1,880	1,913,637
Series A-2, 5.50%, 03/15/22 (NPFGC)	65	66,283
Series C, 5.00%, 03/15/22	200	203,578
Serise A-1, 4.00%, 03/15/22	200	202,840
Port Authority of New York & New Jersey, 5.00%, 07/15/22	230	237,832

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey RB
Series 179, 5.00%, 12/01/22	$275	$289,156
Series 189, 5.00%, 05/01/22	60	61,431
Series 194, 5.00%, 10/15/22	185	193,413
Series 205, 5.00%, 11/15/22	100	104,939
Sales Tax Asset Receivable Corp. RB, Series A, 5.00%, 10/15/22	550	575,241
State of New York GO
Series A, 5.00%, 03/01/22	100	101,605
Series C, 5.00%, 04/15/22	630	643,831
Serise A, 5.00%, 03/15/22	180	183,227
Triborough Bridge & Tunnel Authority RB
Series A, 4.00%, 11/15/22	200	207,832
Series A, 5.00%, 11/15/22	460	482,672
Series B, 5.00%, 11/15/22	345	362,078
Series B-1, 5.00%, 11/15/22	235	246,633

		32,442,903

North Carolina — 3.8%
City of Charlotte NC COP, Series C, 4.00%, 06/01/22	30	30,667
City of Charlotte NC GO 5.00%, 12/01/22	270	284,080
Series A, 5.00%, 07/01/22	355	366,425
City of Charlotte NC Water & Sewer System Revenue RB, 5.00%, 07/01/22	125	129,023
City of Durham NC GO, 5.00%, 09/01/22	125	130,003
City of Durham NC RB, 4.00%, 04/01/22	525	533,303
City of Fayetteville NC Public Works Commission Revenue RB, 5.00%, 03/01/22	50	50,803
City of Greensboro NC GO, Series B, 5.00%, 10/01/22	100	104,411
City of Raleigh NC GO
Series A, 5.00%, 09/01/22	250	260,006
Series B, 4.00%, 04/01/27 (PR 04/01/22)	1,000	1,015,858
City of Raleigh NC GOL, Series A, 4.00%, 10/01/22	145	150,059
County of Buncombe NC, 5.00%, 06/01/22	375	385,517
County of Buncombe NC GO, 5.00%, 06/01/22	100	102,804
County of Buncombe NC RB, 5.00%, 06/01/22	45	46,262
County of Durham NC GO, 5.00%, 10/01/22	385	402,020
County of Forsyth NC GO, 5.00%, 12/01/22	275	289,310
County of Guilford NC GO
Series A, 5.00%, 02/01/22	225	227,703
Series A, 5.00%, 05/01/22	260	266,252
Series A, 5.00%, 03/01/28 (PR 03/01/22)	3,460	3,515,298
Series D, 5.00%, 08/01/22	115	119,145
County of Mecklenburg NC GO 5.00%, 03/01/22	1,245	1,265,066
Series A, 5.00%, 09/01/22	135	140,438
Series B, 5.00%, 12/01/22	120	126,244
County of Mecklenburg NC RB, Series A, 5.00%, 10/01/22	170	177,499
County of New Hanover NC GO, 5.00%, 08/01/22	400	414,416
County of Wake NC GO
Series A, 5.00%, 03/01/22	120	121,930
Series C, 5.00%, 03/01/22	120	121,930
County of Wake NC RB, Series A, 5.00%, 12/01/22	330	347,172
North Carolina Medical Care Commission RB, Series A, 5.00%, 10/01/22	215	224,160
North Carolina Municipal Power Agency No. 1 RB
Series B, 5.00%, 01/01/22	75	75,586
Series E, 5.00%, 01/01/22	120	120,936
State of North Carolina GO
Series A, 5.00%, 06/01/22	605	622,039

36	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina (continued)
Series B, 5.00%, 06/01/22	$200	$205,633
Series C, 5.00%, 05/01/22	500	512,074
Series D, 4.00%, 06/01/22	605	618,530
State of North Carolina RB 5.00%, 03/01/22	285	289,555
Series B, 5.00%, 05/01/22	250	256,037
Series C, 5.00%, 05/01/22	345	353,331

		14,401,525

Ohio — 4.0%
City of Cincinnati OH GO, Series A, 4.00%, 12/01/22	50	52,018
City of Cincinnati OH Water System Revenue RB, Series B, 5.00%, 12/01/22	90	94,673
City of Columbus OH GO
Series 1, 5.00%, 07/01/22	205	211,583
Series A, 5.00%, 08/15/22	520	539,750
Series A, 5.00%, 02/15/23 (PR 08/15/22)	770	799,131
Series A, 5.00%, 02/15/26 (PR 08/15/22)	1,000	1,037,832
City of Columbus OH GOL 4.00%, 07/01/22	65	66,656
Series 6, 5.00%, 08/15/22	180	186,837
Serise B, 3.00%, 07/01/22	330	336,220
County of Franklin OH GOL, 5.00%, 06/01/22	210	215,889
County of Franklin OH Sales Tax Revenue RB, 5.00%, 06/01/22	200	205,609
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/22	195	205,125
Kent State University RB, Series A, 4.00%, 05/01/22	50	50,931
Miami University/Oxford OH RB, 5.00%, 09/01/22	125	130,014
Ohio Higher Educational Facility Commission RB 5.00%, 01/01/22	115	115,913
5.00%, 12/01/22	115	120,920
Series A, 5.00%, 12/01/22	60	63,089
Ohio State University (The) RB Series D, 5.00%, 12/01/22	635	668,043
Serise A, 5.00%, 12/01/22	350	368,213
Ohio Water Development Authority RB 5.00%, 06/01/22	135	138,786
5.00%, 12/01/22	175	184,087
5.50%, 12/01/22	175	185,031
Series A, 5.00%, 06/01/22	215	221,030
Series A, 5.00%, 12/01/22	120	126,231
Ohio Water Development Authority Water Pollution Control Loan Fund RB 5.00%, 12/01/22	820	862,577
Series 2015-A, 5.00%, 06/01/22	160	164,487
Series 2015-A, 5.00%, 12/01/22	230	241,942
Series B, 5.00%, 12/01/22	90	94,673
South-Western City School District GO, 5.00%, 12/01/36 (PR 06/01/22)	1,800	1,850,609
State of Ohio GO Series A, 5.00%, 08/01/22	160	165,815
Series A, 5.00%, 09/01/22	225	234,082
Series A, 5.00%, 09/15/22	485	505,491
Series B, 4.00%, 11/01/22	100	103,844
Series B, 5.00%, 08/01/22	635	658,080
Series B, 5.00%, 09/01/22	270	280,899
Series C, 4.25%, 09/15/22	220	227,862
Series C, 5.00%, 08/01/22	290	300,541
Series C, 5.00%, 09/15/22	100	104,225
Series C, 5.00%, 11/01/22	100	104,840

Security	Par (000)	Value

Ohio (continued)
Series Q, 5.00%, 05/01/22	$85	$87,053
Series Q, 5.00%, 05/01/26 (PR 05/01/22)	1,225	1,254,512
Series S, 5.00%, 04/01/22	50	51,010
Series T, 5.00%, 11/01/22	160	167,711
Series U, 5.00%, 10/01/22	200	208,880
State of Ohio RB Series A, 5.00%, 04/01/22	355	362,097
Series A, 5.00%, 12/01/22	500	525,906
Series B, 5.00%, 10/01/22	250	260,981

		15,141,728

Oklahoma — 0.8%
City of Oklahoma City OK GO, 5.00%, 03/01/22	75	76,204
Grand River Dam Authority RB Series A, 4.00%, 06/01/22	125	127,729
Series A, 5.00%, 06/01/22	440	452,156
Oklahoma Capitol Improvement Authority RB 5.00%, 07/01/22	245	252,868
Series A, 5.00%, 07/01/22	395	407,685
Series C, 4.00%, 07/01/22	115	117,930
Oklahoma City Water Utilities Trust RB, 5.00%, 07/01/22	120	123,854
Oklahoma Municipal Power Authority RB
Series A, 5.00%, 01/01/22	460	463,619
Series B, 5.00%, 01/01/22	205	206,613
Oklahoma Turnpike Authority RB, Series D, 5.00%, 01/01/22	340	342,710
Oklahoma Water Resources Board RB, 5.00%, 04/01/22	285	290,686
University of Oklahoma (The) RB, Series C, 5.00%, 07/01/22	110	113,502

		2,975,556

Oregon — 1.6%
City of Eugene OR Water Utility System Revenue RB, 5.00%, 08/01/22	65	67,347
City of Portland OR Sewer System Revenue RB Series B, 5.00%, 06/15/22	300	308,993
Series B, 5.00%, 10/01/22	175	182,720
City of Portland OR Water System Revenue RB, 5.00%, 10/01/22	50	52,206
Clackamas & Washington Counties School District No. 3 GO, Series A, 0.00%, 06/15/22 (NPFGC GTD)(a)	110	109,778
Clackamas Community College District GO, Series B, 0.00%, 06/15/22 (GTD)(a)	50	49,930
Clackamas County School District No. 12 North Clackamas GO, 5.00%, 06/15/22 (GTD)	100	102,997
Clackamas County Service District No. 1 RB, 5.00%, 12/01/22	75	78,911
County of Clackamas OR GO, Series B, 5.00%, 06/01/22	125	128,513
County of Washington OR GOL, 5.00%, 06/01/22	50	51,405
Lane County School District No. 4J Eugene GO, 5.00%, 06/15/22 (GTD)	450	463,489
Oregon State Lottery RB Series B, 5.00%, 04/01/22	155	158,105
Series C, 5.00%, 04/01/22	530	540,619
Port of Portland OR Airport Revenue RB, Series 23, 5.00%, 07/01/22	300	309,491
Portland Community College District GO, 5.00%, 06/15/22	465	478,909
Salem-Keizer School District No. 24J GO, Series B, 0.00%, 06/15/22 (GTD)(a)	330	329,619
State of Oregon Department of Transportation RB, Series A, 5.00%, 11/15/22	635	666,774
State of Oregon GO Series A, 5.00%, 05/01/22	145	148,487
Series A, 5.00%, 08/01/22	50	51,802

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon (continued)
Series D, 5.00%, 05/01/22	$225	$230,410
Series F, 5.00%, 05/01/22	25	25,601
Series I, 5.00%, 08/01/22	360	372,974
Series L, 5.00%, 08/01/22	100	103,604
Series N, 5.00%, 08/01/22	400	414,385
Serise A, 5.00%, 05/01/22	100	102,405
Tri-County Metropolitan Transportation District of Oregon RB, Series A, 5.00%, 09/01/22	300	312,008
Washington & Multnomah Counties School District No. 48J Beaverton GO, 5.00%, 06/15/22 (GTD)	50	51,499

		5,892,981

Pennsylvania — 1.8%
Bucks County Water & Sewer Authority RB, 4.00%, 06/01/22 (BAM)	100	102,141
City of Philadelphia PA Airport Revenue RB, Series A, 5.00%, 07/01/22	200	206,273
City of Philadelphia PA Water & Wastewater Revenue RB, Series B, 5.00%, 07/01/22	440	454,070
Commonwealth of Pennsylvania GO 5.00%, 02/01/22	150	151,798
5.00%, 07/15/22	200	206,782
First Series, 5.00%, 03/15/22	540	549,662
First Series, 5.00%, 04/01/22	295	300,910
First Series, 5.00%, 06/01/22	360	370,075
First Series, 5.00%, 06/15/22	125	128,739
First Series, 5.00%, 07/01/22	875	903,040
First Series, 5.00%, 09/15/22	320	333,405
Second Series, 5.00%, 01/15/22	380	383,738
Second Series, 5.00%, 08/15/22	130	134,927
Second Series, 5.00%, 09/15/22	100	104,189
Second Series, 5.00%, 10/15/22	100	104,587
County of Montgomery GO, 5.00%, 05/01/22	200	204,819
County of Montgomery PA GO, Series A, 5.00%, 08/15/22	125	129,748
Delaware River Joint Toll Bridge Commission RB, 5.00%, 07/01/22	95	98,018
Lower Merion School District GOL, 5.00%, 09/15/22 (SAW)	290	302,174
Pennsylvania Higher Educational Facilities Authority RB, Series A, 4.00%, 12/01/22	110	114,525
Pennsylvania Intergovernmental Cooperation Authority RB, 5.00%, 06/15/22	130	133,880
Pennsylvania Turnpike Commission RB 5.00%, 12/01/22	200	210,273
Series A-1, 5.00%, 12/01/22	415	436,362
Series B, 5.00%, 06/01/22	150	154,162
Series B, 5.00%, 12/01/22	120	126,177
Philadelphia Gas Works Co. RB, 5.00%, 08/01/22	100	103,527
Pittsburgh Water & Sewer Authority RB, Series A, 5.00%, 09/01/22	300	311,699
West Chester Area School District/PA GO, Series AA, 4.00%, 05/15/22 (SAW)	185	188,803

		6,948,503

Rhode Island — 1.0%
Rhode Island Commerce Corp. RB, Series A, 5.00%, 06/15/22 .	765	787,639
Rhode Island Health & Educational Building Corp. RB, 5.00%, 09/01/22	1,055	1,097,227
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB
Series B, 5.00%, 10/01/22	800	835,192
Series C, 5.00%, 10/01/22	205	214,005

Security	Par (000)	Value

Rhode Island (continued)
Serise A, 5.00%, 10/01/22	$160	$167,028
State of Rhode Island COP, Series A, 5.00%, 10/01/22	50	52,125
State of Rhode Island GO
Series A, 5.00%, 05/01/22	195	199,679
Series A, 5.00%, 08/01/22	325	336,688

		3,689,583

South Carolina — 0.7%
Beaufort County School District/SC GO, Series A, 5.00%, 03/01/22	55	55,881
Charleston Educational Excellence Finance Corp. RB, 5.00%, 12/01/22	300	315,477
City of Charleston SC Waterworks & Sewer System Revenue RB, 5.00%, 01/01/22	50	50,398
City of Columbia SC Waterworks & Sewer System Revenue RB, 4.00%, 02/01/22	135	136,288
Greenville County School District RB, 5.00%, 12/01/22	180	189,387
Piedmont Municipal Power Agency RB, Series A-2, 0.00%, 01/01/22 (NPFGC)(a)	25	24,978
SCAGO Educational Facilities Corp. for Pickens School District RB, 5.00%, 12/01/22	70	73,572
South Carolina Public Service Authority RB, Series A, 5.00%, 12/01/22	195	204,972
South Carolina Transportation Infrastructure Bank RB, Series B, 5.00%, 10/01/22	625	651,981
State of South Carolina GO
Series A, 4.00%, 04/01/22 (SAW)	20	20,321
Series A, 5.00%, 10/01/22	245	255,831
Series B, 5.00%, 04/01/22 (SAW)	400	408,082
University of South Carolina RB, 5.00%, 05/01/22	70	71,680

		2,458,848

Tennessee — 1.3%
City of Clarksville TN Water Sewer & Gas Revenue RB, 5.00%, 02/01/22	195	197,336
City of Memphis TN Electric System Revenue, 5.00%, 12/01/22	100	105,215
City of Memphis TN Electric System Revenue RB, 4.00%, 12/01/22	135	140,583
County of Hamilton TN GO
Series A, 5.00%, 05/01/22	195	199,679
Series B, 5.00%, 03/01/22	150	152,397
County of Knox TN GO, Series B, 5.00%, 06/01/22	210	215,902
County of Rutherford TN GO, 5.00%, 04/01/22	265	270,287
County of Shelby TN GO, Series A, 5.00%, 04/01/22	130	132,616
Metropolitan Government Nashville & Davidson County Health & Educational Facility Building RB, Series D, 5.00%, 10/01/22	105	109,540
Metropolitan Government of Nashville & Davidson County TN GO 5.00%, 07/01/22	645	665,846
Series A, 5.00%, 01/01/22	240	241,925
Series A, 5.00%, 07/01/22	45	46,454
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB, 5.00%, 07/01/22	565	583,210
State of Tennessee GO
Series A, 5.00%, 08/01/22	880	911,714
Series A, 5.00%, 09/01/22	340	353,609
Tennessee Energy Acquisition Corp. RB, Series C, 5.00%, 02/01/22	30	30,348

38	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee (continued)
Tennessee State School Bond Authority RB 5.00%, 11/01/22	$175	$183,398
Series A, 5.00%, 11/01/22	225	235,797
Series B, 5.00%, 11/01/22	165	172,918
Town of Collierville TN GO, Series A, 5.00%, 01/01/22	135	136,078

		5,084,852

Texas — 10.6%
Aldine Independent School District GO, 5.00%, 02/15/22 (PSF)	25	25,348
Allen Independent School District GO, 5.00%, 02/15/22 (PSF)	200	202,774
Austin Community College District GOL, 5.00%, 08/01/22	90	93,223
Austin Community College District Public Facility Corp. RB, 5.00%, 08/01/22	115	119,109
Austin Independent School District GO 5.00%, 08/01/22 (PSF)	120	124,325
Series A, 5.00%, 08/01/22	260	269,370
Series B, 5.00%, 08/01/22	75	77,703
Series B, 5.00%, 08/01/22 (PSF)	90	93,244
Birdville Independent School District GO
Series A, 5.00%, 02/15/22 (PSF)	180	182,507
Series B, 5.00%, 02/15/22 (PSF)	35	35,487
Board of Regents of the University of Texas System RB
Series A, 5.00%, 08/15/22	345	358,131
Series B, 5.00%, 08/15/22	150	155,709
Canadian River Municipal Water Authority Corp. RB, 5.00%, 02/15/22	125	126,693
Central Texas Regional Mobility Authority RB 5.00%, 01/01/22	50	50,384
Series A, 5.00%, 01/01/22	10	10,077
Central Texas Turnpike System RB
Series A, 0.00%, 08/15/22 (AMBAC)(a)	180	179,501
Series A, 5.00%, 08/15/41 (PR 08/15/22)	185	192,044
City of Arlington TX GOL, 5.00%, 08/15/22	105	108,962
City of Austin TX Electric Utility Revenue RB, Series A, 5.00%, 11/15/22	715	750,624
City of Austin TX GOL 4.50%, 09/01/22	175	181,249
5.00%, 09/01/22	290	301,558
Series A, 5.00%, 09/01/22	180	187,174
City of Austin TX Water & Wastewater System Revenue RB 5.00%, 11/15/22	270	283,386
Series A, 5.00%, 05/15/22	135	138,491
Series A, 5.00%, 05/15/22 (ETM)	25	25,636
Series A, 5.00%, 11/15/22	605	635,078
City of Carrollton TX GOL, 5.00%, 08/15/22	175	181,661
City of Corpus Christi TX Utility System Revenue RB, Series C, 5.00%, 07/15/22	45	46,513
City of Dallas TX GOL, 5.00%, 02/15/22	190	192,630
City of Dallas TX Waterworks & Sewer System Revenue RB
Series A, 5.00%, 10/01/22	445	464,421
Serise C, 5.00%, 10/01/22	200	208,728
City of El Paso TX GOL, 5.00%, 08/15/22	130	134,937
City of El Paso TX Water & Sewer Revenue RB 5.00%, 03/01/22	30	30,483
Serise A, 5.00%, 03/01/22	500	508,042
City of Fort Worth TX GOL, 5.00%, 03/01/22	85	86,358
City of Fort Worth TX Water & Sewer System Revenue RB, 5.00%, 02/15/22	415	420,731
City of Garland TX Water & Sewer System Revenue RB, Series A, 5.00%, 03/01/22	115	116,830

Security	Par (000)	Value

Texas (continued)
City of Houston TX Airport System Revenue RB, Series B, 5.00%, 07/01/22	$125	$129,006
City of Houston TX Combined Utility System Revenue RB
Series B, 5.00%, 11/15/22	370	388,236
Series C, 5.00%, 05/15/22	505	518,086
Series D, 5.00%, 11/15/22	125	131,161
City of Houston TX GOL, Series A, 5.00%, 03/01/22	310	314,973
City of Houston TX Hotel Occupancy Tax RB, 5.00%, 09/01/22 .	80	83,092
City of Lubbock TX GOL 5.00%, 02/15/22	55	55,760
Series A, 4.00%, 02/15/22	225	227,464
City of McKinney TX GOL, 5.00%, 08/15/22	250	259,475
City of Plano TX GOL 5.00%, 09/01/22	485	504,412
Series A, 5.00%, 09/01/22	125	130,003
City of San Antonio Texas Electric & Gas Systems Revenue RB 5.00%, 02/01/22	215	217,572
Series REF, 5.00%, 02/01/22	1,130	1,143,576
City of San Antonio Texas GOL, 5.00%, 02/01/22	40	40,480
City of San Antonio Texas RB, 5.00%, 02/01/22	125	126,502
City of San Antonio TX Electric & Gas Systems Revenue RB 5.00%, 02/01/22	260	263,117
5.00%, 02/01/22 (ETM)	130	131,539
Clear Creek Independent School District GO 5.00%, 02/15/22 (PSF)	140	141,942
Series D, 5.00%, 02/15/22 (PSF)	190	192,635
College Station Independent School District GO, 5.00%, 08/15/22 (PSF)	100	103,806
Comal Independent School District GO, Series A, 5.00%, 02/01/22 (PSF)	100	101,207
Conroe Independent School District GO, 5.00%, 02/15/22 (PSF)	100	101,387
County of Fort Bend TX GO, 5.00%, 03/01/22	175	177,803
County of Harris TX GOL
Series A, 5.00%, 10/01/22	695	725,322
Series B, 5.00%, 10/01/22	85	88,742
County of Harris TX RB
Series A, 5.00%, 08/15/22	195	202,343
Series B, 5.00%, 08/15/22	185	191,966
County of Tarrant TX GOL, 5.00%, 07/15/22	405	418,763
Cypress-Fairbanks Independent School District GO, Series C, 5.00%, 02/15/22 (PSF)	200	202,791
Dallas Area Rapid Transit RB
Series A, 5.00%, 12/01/22	460	483,936
Series B, 4.00%, 12/01/22	150	156,187
Series B, 5.00%, 12/01/22	740	778,507
Dallas Independent School District GO, Series A, 5.00%, 08/15/22 (PSF)	125	129,737
Dallas/Fort Worth International Airport RB
Series C, 5.00%, 11/01/22	360	377,275
Series E, 5.00%, 11/01/22	155	162,438
Series F, 5.00%, 11/01/22	295	309,156
Series G, 5.00%, 11/01/22	25	26,200
Deer Park Independent School District GOL, 5.00%, 02/15/22 (PSF)	80	81,112
Eagle Mountain & Saginaw Independent School District GO, Series A, 5.00%, 08/15/22 (PSF)	95	98,600
Fort Bend Independent School District GO 5.00%, 08/15/22 (PSF)	200	207,629

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Series A, 5.00%, 08/15/22 (PSF)	$80	$83,051
Fort Worth Independent School District GO, 5.00%, 02/15/22 (PSF)	385	390,328
Frisco Independent School District GO
4.00%, 08/15/22 (PSF)	40	41,205
5.00%, 08/15/22 (PSF)	165	171,267
Grand Prairie Independent School District GO, 5.00%, 02/15/22 (PSF)	225	228,134
Harris County Cultural Education Facilities Finance Corp. RB 5.00%, 10/01/22	105	109,592
5.00%, 11/15/22	25	26,205
Harris County Toll Road Authority (The) RB, Series A, 5.00%, 08/15/22	340	352,803
Houston Community College System GOL, 5.00%, 02/15/22	155	157,145
Houston Independent School District GOL 5.00%, 02/15/22 (PSF)	275	278,814
Series A, 5.00%, 02/15/22 (PSF)	110	111,526
Katy Independent School District GO, Series A, 4.00%, 02/15/22 (PSF)	20	20,220
Keller Independent School District/TX GO 5.00%, 08/15/22 (PSF)	30	31,139
Series A, 5.00%, 08/15/22 (PSF)	45	46,709
Klein Independent School District GO 5.00%, 08/01/22 (PSF)	125	129,495
Series A, 5.00%, 02/01/22 (PSF)	190	192,273
Lamar Consolidated Independent School District GO, 5.00%, 02/15/22 (PSF)	315	319,368
Leander Independent School District GO
Series A, 0.00%, 08/15/22 (PSF)(a)	135	134,755
Series B, 0.00%, 08/15/22(a)	50	49,865
Lewisville Independent School District GO 0.00%, 08/15/22 (PSF)(a)	500	499,242
5.00%, 08/15/22 (PSF)	155	160,900
Series A, 4.00%, 08/15/22 (PSF)	140	144,229
Series A, 5.00%, 08/15/22 (PSF)	45	46,713
Lone Star College System GOL 5.00%, 09/15/22	215	223,968
Series B, 5.00%, 02/15/22	135	136,864
Lower Colorado River Authority RB 5.00%, 05/15/22	500	512,901
Series B, 5.00%, 05/15/22	130	133,292
Series D, 5.00%, 05/15/22	125	128,225
Mesquite Independent School District GO, Series C, 5.00%, 08/15/22 (PSF)	115	119,377
Metropolitan Transit Authority of Harris County RB 5.00%, 11/01/22	120	125,746
Series B, 5.00%, 11/01/22	120	125,746
Midway Independent School District/McLennan County GO, 5.00%, 08/01/22 (PSF)	145	150,248
North Central Texas Health Facility Development Corp. RB, 5.00%, 08/15/22	20	20,750
North East Independent School District/TX GO 5.00%, 08/01/22 (PSF)	55	56,991
5.25%, 02/01/22 (PSF)	165	167,088
North Texas Municipal Water District RB 5.00%, 06/01/22	355	364,935
6.25%, 06/01/22	85	87,995
North Texas Municipal Water District Water System Revenue RB, 5.00%, 09/01/22	280	291,183
North Texas Tollway Authority, Series B, 5.00%, 01/01/22	100	100,795

Security	Par (000)	Value

Texas (continued)
North Texas Tollway Authority RB
Series A, 5.00%, 01/01/22	$940	$947,466
Series B, 5.00%, 01/01/22	180	181,425
Northside Independent School District GO 5.00%, 06/15/22 (PSF)	390	401,715
5.00%, 08/15/22 (PSF)	480	498,270
Series A, 5.00%, 06/01/22 (PSF)	75	77,112
Northwest Independent School District GO 5.00%, 02/15/22 (PSF)	120	121,671
Series A, 5.00%, 02/15/22 (PSF)	250	253,482
Permanent University Fund - Texas A&M University System RB, Series A, 5.00%, 07/01/22	100	103,205
Permanent University Fund - University of Texas System RB, Series A, 5.00%, 07/01/22	100	103,211
Permanent University Fund RB - Texas A&M University System, 5.00%, 07/01/22	330	340,575
Pflugerville Independent School District GO 5.00%, 02/15/22 (PSF)	150	152,089
Series A, 5.00%, 02/15/22	300	304,178
Plano Independent School District GO, Series A, 5.00%, 02/15/22 (PSF)	60	60,839
Port Authority of Houston of Harris County Texas GO, Series A, 5.00%, 10/01/22	140	146,123
San Antonio Independent School District/TX GO 5.00%, 02/15/22 (PSF)	630	638,737
5.00%, 08/15/22 (PSF)	100	103,790
San Antonio Water System RB 5.00%, 05/15/22	65	66,688
5.00%, 05/15/22 (ETM)	105	107,688
Series A, 5.00%, 05/15/22	435	446,296
Series A, 5.00%, 05/15/22 (ETM)	185	189,735
Series B, 5.00%, 05/15/22	200	205,194
San Jacinto College District GOL, 5.00%, 02/15/22	100	101,363
Southwest Higher Education Authority Inc. RB, Series SE, 5.00%, 10/01/22	55	57,374
Spring Branch Independent School District GOL, Series B, 5.00%, 02/01/22 (PSF)	240	242,890
Spring Independent School District GO 5.00%, 08/15/22 (BAM)	100	103,758
5.00%, 08/15/22 (PSF)	250	259,394
State of Texas GO 5.00%, 04/01/22	115	117,309
5.00%, 10/01/22	890	929,261
Series A, 5.00%, 10/01/22	1,095	1,143,304
Tarrant County Cultural Education Facilities Finance Corp. RB 5.00%, 10/01/22	105	109,573
5.00%, 12/01/22	45	47,316
Tarrant Regional Water District RB, 5.00%, 09/01/22	145	150,804
Tarrant Regional Water District Water Supply System RB, 5.00%, 03/01/22	265	269,244
Texas A&M University RB
Series A, 5.00%, 05/15/22	75	76,943
Series B, 5.00%, 05/15/22	20	20,518
Series D, 5.00%, 05/15/22	265	271,867
Series E, 5.00%, 05/15/22	400	410,365
Serise C, 5.00%, 05/15/22	100	102,591
Texas State University System RB 5.00%, 03/15/22	325	330,803
Series A, 5.00%, 03/15/22	455	463,124

40	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Transportation Commission State Highway Fund RB
First Series, 5.00%, 10/01/22	$990	$1,033,580
Series A, 5.00%, 04/01/22	300	306,011
Series A, 5.00%, 10/01/22	240	250,565
Texas Water Development Board RB 3.00%, 10/15/22	1,000	1,026,841
5.00%, 04/15/22	80	81,760
5.00%, 08/01/22	230	238,289
5.00%, 10/15/22	160	167,339
Series A, 5.00%, 04/15/22	250	255,500
Trinity River Authority Central Regional Wastewater System Revenue RB, 5.00%, 08/01/22	210	217,568
Trinity River Authority RB, 5.00%, 02/01/22	135	136,615
University of Houston RB, Series A, 5.00%, 02/15/22	105	106,462
University of North Texas System RB 5.00%, 04/15/22	155	158,374
5.00%, 04/15/22 (ETM)	60	61,289
Series A, 5.00%, 04/15/22	150	153,265
University of Texas System (The) RB
Series A, 5.00%, 08/15/22	295	306,228
Series C, 5.00%, 08/15/22	415	430,796
Series E, 5.00%, 08/15/22	320	332,180
Weatherford Independent School District GO, 0.00%, 02/15/22 (PSF)(a)	115	114,944
Wylie Independent School District/TX GO, Series B, 4.00%, 08/15/22 (PSF)	165	169,984

		40,099,021

Utah — 1.1%
Alpine School District/UT GO, Series B, 5.00%, 03/15/22 (GTD)	300	305,402
Central Utah Water Conservancy District RB, Series B, 5.00%, 10/01/22	165	172,263
Intermountain Power Agency RB, Series A, 5.00%, 07/01/22	170	175,378
Metropolitan Water District of Salt Lake & Sandy RB, Series A, 4.00%, 07/01/22	350	358,918
Provo School District GO, 5.00%, 06/15/22 (GTD)	20	20,594
Salt Lake City Corp. RB, Series A, 4.00%, 10/01/22	70	72,449
State of Utah GO, 5.00%, 07/01/22	400	412,818
University of Utah (The) RB
Series A, 5.00%, 08/01/22	350	362,587
Series B, 5.00%, 08/01/22	325	336,688
Utah State Building Ownership Authority RB, 5.00%, 05/15/22	835	856,270
Utah Transit Authority RB 5.00%, 06/15/42 (PR 06/15/22)	735	757,049
Series A, 5.00%, 06/15/22	155	159,587
Series A, 5.25%, 06/15/22	180	185,674

		4,175,677

Vermont — 0.1%
Vermont Municipal Bond Bank RB
Series 1, 5.00%, 12/01/22	325	341,839
Series 5, 5.00%, 12/01/22	60	63,108

		404,947

Virginia — 4.4%
City of Alexandria VA GO
Series A, 5.00%, 07/15/22 (SAW)	125	129,239
Series B, 4.00%, 06/15/25 (PR 06/15/22) (SAW)	1,245	1,274,643
Series B, 5.00%, 06/15/22 (SAW)	270	278,076
City of Hampton VA GO, Series B, 5.00%, 09/01/22 (SAW)	45	46,801

Security	Par (000)	Value

Virginia (continued)
City of Norfolk VA GO 5.00%, 08/01/22 (SAW)	$310	$321,148
Series A, 5.00%, 09/01/22 (SAW)	205	213,188
City of Richmond VA GO
Series A, 5.00%, 03/01/22 (SAW)	340	345,480
Series B, 5.00%, 07/15/22	100	103,413
City of Virginia Beach VA GO, Series B, 5.00%, 09/15/22 (SAW)	100	104,189
Commonwealth of Virginia GO
Series A, 5.00%, 06/01/22	565	580,845
Series A, 5.00%, 06/01/22 (ETM)	160	164,433
County of Fairfax VA GO
Series A, 4.00%, 10/01/22 (SAW)	275	284,595
Series A, 5.00%, 10/01/22 (SAW)	915	955,278
Series B, 4.00%, 10/01/22 (SAW)	105	108,664
Series B, 5.00%, 10/01/22 (SAW)	325	339,306
County of Henrico VA GO, 4.00%, 08/01/22	50	51,436
County of Henrico VA Water & Sewer Revenue RB, 5.00%, 05/01/22	30	30,724
County of Loudoun VA GO, Series A, 5.00%, 12/01/22 (SAW)	75	78,903
Hampton Roads Sanitation District RB, Serise A, 5.00%, 08/01/22	250	259,048
Hampton Roads Transportation Accountability Commission RB, Series A, 5.00%, 07/01/22	840	866,861
University of Virginia RB, Series A, 5.00%, 06/01/22	125	128,520
Virginia Beach Development Authority RB, Series B, 5.00%, 12/01/22	45	47,321
Virginia College Building Authority RB 5.00%, 02/01/22	75	75,901
5.00%, 09/01/22 (ST INTERCEPT)	255	265,229
5.00%, 09/01/22 (ETM) (ST INTERCEPT)	520	540,769
5.00%, 02/01/25 (PR 02/01/22)	110	111,316
Series A, 5.00%, 02/01/22	450	455,407
Series A, 5.00%, 09/01/22 (SAW)	95	98,810
Series A, 5.00%, 09/01/22 (ETM) (SAW)	55	57,173
Series B, 5.00%, 09/01/22 (ST INTERCEPT)	65	67,607
Series B, 5.00%, 09/01/22 (ETM) (ST INTERCEPT)	35	36,383
Series B, 5.00%, 02/01/23 (PR 02/01/22)	1,000	1,011,964
Series D, 5.00%, 02/01/22	145	146,742
Series E-2, 5.00%, 02/01/22	50	50,601
Virginia Commonwealth Transportation Board, 5.00%, 09/15/22	120	125,037
Virginia Commonwealth Transportation Board RB 5.00%, 05/15/22	405	415,517
5.00%, 05/15/25 (PR 05/15/22)	1,020	1,046,388
Series A, 4.50%, 03/15/22	645	655,374
Series A, 5.00%, 09/15/25 (PR 03/15/22)	510	519,110
Series B, 5.00%, 05/15/22	175	179,544
Virginia Commonwealth Transportation Board RB , 5.00%, 05/15/22	95	97,467
Virginia Public Building Authority RB
Series A, 5.00%, 08/01/22	945	979,131
Series B, 5.00%, 08/01/22	100	103,612
Series C, 5.00%, 08/01/22	310	321,196
Virginia Public School Authority RB 5.00%, 08/01/22 (SAW)	275	284,932
Series A, 5.00%, 08/01/22	50	51,806
Series A, 5.00%, 08/01/22 (SAW)	75	77,709
Series B, 5.00%, 08/01/22	360	373,002
Series B, 5.00%, 08/01/22 (SAW)	535	554,322

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Series B, 5.00%, 08/01/22 (ETM)	$5	$5,179
Virginia Resources Authority Clean Water Revolving Fund RB, 5.00%, 10/01/22	40	41,764
Virginia Resources Authority RB 5.00%, 11/01/22	500	524,045
5.00%, 11/01/22 (ETM)	50	52,410
Series A, 5.00%, 11/01/22	405	424,476
Serise S, 5.00%, 11/01/22	165	172,935

		16,634,969

Washington — 5.3%
Central Puget Sound Regional Transit Authority RB,
Series S-1, 5.00%, 11/01/22	170	178,193
Central Washington University RB, 5.00%, 05/01/22	50	51,154
City of Seattle WA Drainage & Wastewater Revenue RB 5.00%, 04/01/22	200	204,007
5.00%, 05/01/22	395	404,498
City of Seattle WA GOL
Series A, 5.00%, 04/01/22	750	765,058
Series A, 5.00%, 06/01/22	65	66,827
Series A, 5.00%, 12/01/22	100	105,204
City of Seattle WA Municipal Light & Power Revenue RB 5.00%, 09/01/22	535	556,322
Series A, 5.00%, 01/01/22	115	115,911
Series A, 5.00%, 05/01/22	75	76,796
Series C, 5.00%, 10/01/22	160	167,013
City of Seattle WA Water System Revenue RB, 5.00%, 09/01/22	330	343,208
City of Tacoma WA Electric System Revenue, Series B, 5.00%, 01/01/22	135	136,067
City of Tacoma WA Electric System Revenue RB, 5.00%, 01/01/22	100	100,799
City of Vancouver WA GOL, Series B, 5.00%, 12/01/22	330	347,209
Clark County Public Utility District No. 1 RB, 5.00%, 01/01/22	135	136,067
Clark County School District No. 119 Battleground GO, 4.00%, 12/01/22 (GTD)	155	161,272
County of King WA GO, 5.00%, 12/01/22	600	631,154
County of King WA GOL 4.00%, 12/01/22	20	20,823
5.00%, 01/01/22	100	100,795
5.25%, 01/01/22	80	80,669
Series C, 5.00%, 12/01/22	105	110,452
Series E, 5.00%, 12/01/22	120	126,231
County of King WA Sewer Revenue RB Series A, 5.00%, 01/01/22	25	25,199
Series B, 5.00%, 07/01/22	710	732,752
Series C, 4.00%, 01/01/22	100	100,631
County of Snohomish WA GOL, 5.00%, 12/01/22	140	147,301
Energy Northwest RB, Series A, 5.00%, 07/01/22	975	1,006,213
Grant County Public Utility District No. 2 RB, Series A, 5.00%, 01/01/22	125	125,992
King & Snohomish Counties School District No. 417 Northshore GO 5.00%, 12/01/22	225	236,683
5.00%, 12/01/22 (GTD)	565	594,337
King County Rural Library District GO, 4.00%, 12/01/22	355	369,682
King County School District No. 405 Bellevue GO, 5.00%, 12/01/22 (GTD)	455	478,574
King County School District No. 409 Tahoma GO, 5.00%, 12/01/22 (GTD)	220	231,423

Security	Par (000)	Value

Washington (continued)
King County School District No. 414 Lake Washington GO, 5.00%, 12/01/22 (GTD)	$345	$362,952
Pierce County School District No. 10 Tacoma GO, 5.00%, 12/01/22 (GTD)	570	599,596
Port of Seattle WA RB
Series A, 5.00%, 08/01/22	435	450,610
Series B, 5.00%, 03/01/22	110	111,754
Port of Tacoma WA RB, Series A, 5.00%, 12/01/22	135	141,964
Snohomish County Public Utility District No. 1 RB, 5.00%, 12/01/22	190	199,908
Snohomish County School District No. 201 Snohomish GO, 5.00%, 12/01/22 (GTD)	230	241,891
State of Washington COP
Series A, 5.00%, 07/01/22	150	154,704
Series B, 4.00%, 07/01/22	295	302,297
State of Washington GO 5.00%, 07/01/22	260	268,367
Series A, 5.00%, 08/01/22	100	103,619
Series A, 5.00%, 08/01/26 (PR 08/01/22)	1,750	1,812,933
Series B, 5.00%, 02/01/22	250	253,016
Series B, 5.00%, 07/01/22	495	510,930
Series B, 5.00%, 08/01/22	160	165,791
Series C, 0.00%, 06/01/22 (AMBAC)(a)	135	134,816
Series C, 5.00%, 06/01/22	40	41,126
Series D, 5.00%, 02/01/22	120	121,448
Series D, 5.00%, 07/01/22	25	25,805
Series D, 5.25%, 02/01/22	100	101,268
Series F, 0.00%, 12/01/22 (NPFGC)(a)	65	64,792
Series F, 5.00%, 07/01/22	190	196,115
Series R-2012C, 4.00%, 07/01/22	480	492,264
Series R-2012D, 5.00%, 07/01/22	115	118,701
Series R-2015E, 5.00%, 07/01/22	330	340,620
Series R-2017A, 5.00%, 08/01/22	200	207,162
Series R-C, 5.00%, 07/01/22	105	108,379
Series R-D, 5.00%, 08/01/22	250	259,048
Serise R-2020C, 5.00%, 07/01/22	320	330,298
State of Washington RB Series C, 5.00%, 09/01/22	260	270,407
Series F, 5.00%, 09/01/22	495	514,813
University of Washington RB 5.00%, 04/01/22	165	168,306
Series A, 5.00%, 12/01/22	75	78,894
Series B, 5.00%, 06/01/22	100	102,804
Series C, 5.00%, 12/01/22	595	625,895
Washington Health Care Facilities Authority RB, Series A, 5.00%, 11/15/22	125	131,018
Washington State University RB 5.00%, 04/01/22	215	219,280
5.00%, 10/01/22	200	208,729
Yakima County School District No. 7 Yakima GO, 5.00%, 12/01/22 (GTD)	175	184,047
Yakima County School District No. 90 East Valley GO, 5.00%, 12/01/22 (GTD)	130	136,634

		19,897,517

West Virginia — 0.5%
State of West Virginia GO
Series A, 5.00%, 11/01/22	575	602,711
Serise A, 5.00%, 06/01/22	150	154,225
West Virginia Commissioner of Highways, Series A, 5.00%, 09/01/22	150	155,914

42	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

West Virginia (continued)
West Virginia Commissioner of Highways RB, Series A, 5.00%, 09/01/22	$440	$457,347
West Virginia State School Building Authority Lottery RB,
Series A, 5.00%, 07/01/22	250	257,990
West Virginia Water Development Authority RB, Series A, 5.00%, 07/01/22	200	206,354

		1,834,541

Wisconsin — 3.2%
City of Madison WI GO, Series A, 4.00%, 10/01/22	100	103,489
City of Milwaukee WI GO
Series N2, 5.00%, 05/01/22	30	30,709
Series N2, 5.00%, 05/15/22	125	128,184
City of Milwaukee WI Sewerage System Revenue RB,
Series S5, 5.00%, 06/01/22	260	267,168
Madison Metropolitan School District/WI GO, 4.00%, 03/01/22	95	96,214
Milwaukee County Metropolitan Sewer District GO
Series A, 4.00%, 10/01/22	110	113,828
Series A, 5.00%, 10/01/22	105	109,612
Series A, 5.25%, 10/01/22	105	109,852
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio RB
Series 1, 4.00%, 06/01/22 (ETM)	75	76,652
Series 1, 5.00%, 06/01/22 (ETM)	125	128,477
State of Wisconsin Environmental Improvement Fund Revenue RB, Serise A, 5.00%, 06/01/22	250	257,041
State of Wisconsin GO
5.00%, 11/01/22	205	214,880
Series 1, 5.00%, 05/01/22	150	153,622
Series 1, 5.00%, 05/01/22 (ETM)	100	102,409
Series 2, 4.00%, 11/01/22	140	145,353
Series 2, 5.00%, 05/01/22	155	158,743
Series 2, 5.00%, 05/01/22 (ETM)	20	20,482
Series 2, 5.00%, 11/01/22	955	1,001,025
Series 3, 4.00%, 11/01/22	125	129,779
Series 3, 5.00%, 11/01/22	615	644,639
Series B, 5.00%, 05/01/22	75	76,811

Security	Par/ Shares (000)	Value

Wisconsin (continued)
Series D, 5.00%, 05/01/22	$130	$133,139
State of Wisconsin RB, Series A, 5.00%, 05/01/22	600	614,519
Wisconsin Department of Transportation RB
Series 1, 5.00%, 07/01/22	465	479,997
Series 1, 5.00%, 07/01/27 (PR 07/01/22)	2,790	2,879,216
Series 1, 5.00%, 07/01/28 (PR 07/01/22)	2,000	2,063,954
Series 2, 5.00%, 07/01/22	805	830,961
Series 2, 5.00%, 07/01/23 (PR 07/01/22)	225	232,195
Wisconsin Health & Educational Facilities Authority RB
5.00%, 08/15/22	165	171,120
Series C, 5.00%, 08/15/22 (ETM)	40	41,507
Series E, 4.00%, 11/15/22	125	129,921
WPPI Energy RB, Series A, 5.00%, 07/01/22	460	473,862

		12,119,360

Total Municipal Debt Obligations — 98.6% (Cost: $370,498,792)		373,700,235

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Liquidity Funds: MuniCash, 0.01%(c)(d)	346	346,035

Total Short-Term Investments — 0.1% (Cost: $346,017)		346,035

Total Investments in Securities — 98.7% (Cost: $370,844,809)		374,046,270

Other Assets, Less Liabilities — 1.3%		5,060,461

Net Assets — 100.0%		$379,106,731

(a)	Zero-coupon bond.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash	$136,680	$209,376	(a)	$—	$(14)	$(7)	$346,035	346	$55	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2022 Term Muni Bond ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$373,700,235	$—	$373,700,235
Money Market Funds	346,035	—	—	346,035

	$346,035	$373,700,235	$—	$374,046,270

See notes to financial statements.

44	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.2%
Alabama Federal Aid Highway Finance Authority RB 5.00%, 09/01/23	$300	$325,706
Series A, 5.00%, 09/01/23	325	353,161
Series B, 5.00%, 09/01/23	310	336,861
Alabama Public School & College Authority RB
Series C, 5.00%, 06/01/23	100	107,531
Series A, 3.00%, 06/01/23	85	88,721
Series A, 5.00%, 02/01/23	505	535,181
Alabama Public School and College Authority RB
Series A, 5.00%, 11/01/23	170	186,060
Series B, 5.00%, 01/01/23	290	306,196
City of Huntsville AL GOL
Series C, 5.00%, 05/01/23	130	139,267
Series D, 5.00%, 05/01/23	115	123,198
State of Alabama GO
Series A, 5.00%, 08/01/23	200	216,602
Series A, 5.00%, 11/01/23	400	437,620
Series C, 5.00%, 08/01/23	155	167,866
Series C, 5.00%, 11/01/23	290	317,275
University of Alabama (The) RB, Series B, 5.00%, 07/01/23	125	134,721
University of Alabama at Birmingham RB, Series A, 5.00%, 10/01/23	135	146,967

		3,922,933

Alaska — 0.1%
Municipality of Anchorage AK GO, Series D, 5.00%, 09/01/23	165	179,329
State of Alaska GO, Series B, 5.00%, 08/01/23	75	81,212

		260,541

Arizona — 2.9%
Arizona Department of Transportation State Highway Fund Revenue RB, 5.00%, 07/01/23	210	226,588
Arizona Health Facilities Authority RB, Series A, 5.00%, 01/01/23	35	36,934
Arizona School Facilities Board COP, Series A, 5.00%, 09/01/23	365	396,402
Arizona State University RB 5.00%, 08/01/23	150	162,451
Series B, 5.00%, 07/01/23	220	237,262
Series C, 5.00%, 07/01/23	295	318,147
Arizona Transportation Board RB 5.00%, 07/01/23	860	927,930
Series A, 5.00%, 07/01/23	100	107,899
Arizona Water Infrastructure Finance Authority RB, Series A, 5.00%, 10/01/23	170	185,344
City of Mesa AZ Utility System Revenue RB, 5.00%, 07/01/23	35	37,777
City of Phoenix AZ GO 4.00%, 07/01/23	685	727,503
5.00%, 07/01/23	120	129,437
City of Phoenix Civic Improvement Corp. RB 5.00%, 07/01/23	735	793,186
5.50%, 07/01/23 (NPFGC)	85	92,434
Series A, 5.00%, 07/01/23	490	528,733
Series B, 5.00%, 07/01/23	610	658,278
Series D, 5.00%, 07/01/23	375	404,359
SeriesB, 5.00%, 07/01/23	140	151,083
City of Scottsdale AZ GO, 5.00%, 07/01/23	120	129,521
City of Tucson AZ Water System Revenue RB, Series A, 5.00%, 07/01/23	180	194,250
County of Pima AZ GOL, 4.00%, 07/01/23	310	329,289

Security	Par (000)	Value

Arizona (continued)
County of Pima AZ Sewer System Revenue RB, 5.00%, 07/01/23	$435	$469,284
Maricopa County Community College District GO, 5.00%, 07/01/23	200	215,310
Maricopa County Unified School District No. 48 Scottsdale GO, 5.00%, 07/01/23	75	80,924
Maricopa County Unified School District No. 80 Chandler GOL, 4.50%, 07/01/23	40	42,835
Maricopa County Union High School District No. 210-Phoenix GO 5.00%, 07/01/23	280	302,117
Series B, 5.00%, 07/01/23	175	188,823
Regional Public Transportation Authority RB, 5.25%, 07/01/23 .	135	146,200
Salt River Project Agricultural Improvement & Power District RB 5.00%, 01/01/23	365	385,341
Series A, 5.00%, 01/01/23	610	643,994
State of Arizona COP, 5.00%, 09/01/23	260	282,378
University of Arizona (The) RB 5.00%, 06/01/23	215	231,156
5.00%, 08/01/23	55	59,565

		9,822,734

Arkansas — 0.3%
State of Arkansas GO 4.25%, 06/01/23	35	37,222
5.00%, 04/01/23	315	336,281
5.00%, 10/01/23	535	583,505
University of Arkansas RB, Series A, 5.00%, 11/01/23	105	114,699

		1,071,707

California — 10.4%
Alameda Unified School District-Alameda County/CA GO, Series A, 0.00%, 08/01/23 (AGM)(a)	50	49,629
Anaheim Housing & Public Improvements Authority RB, Series A, 5.00%, 10/01/23	175	190,513
Bay Area Toll Authority RB 5.00%, 04/01/23	100	106,682
Series S-4, 5.00%, 04/01/43 (PR 04/01/24)	100	106,785
Series S-4, 5.25%, 04/01/53 (PR 04/01/24)	135	144,635
Benicia Unified School District GO, Series B, 0.00%, 08/01/23 (NPFGC)(a)	80	79,393
California Educational Facilities Authority RB, Series T-5, 5.00%, 03/15/23	590	628,720
California Health Facilities Financing Authority RB 5.00%, 11/15/23	25	27,432
Series A, 4.00%, 03/01/23	70	73,479
Series A, 5.00%, 11/15/23	15	16,457
Series B, 5.00%, 11/15/23	110	120,442
California Infrastructure & Economic Development Bank RB, Series A, 5.00%, 10/01/23	185	201,930
California State Public Works Board RB 5.00%, 09/01/23	200	217,214
Series A, 5.00%, 03/01/23	170	180,729
Series A, 5.00%, 09/01/23	175	190,062
Series A, 5.25%, 06/01/23 (ETM NPFGC)	15	16,194
Series B, 5.00%, 10/01/23	665	725,023
Series C, 5.00%, 11/01/23	65	71,059
Series D, 5.00%, 09/01/23	540	586,478
Series F, 5.00%, 05/01/23	135	144,476
Series F, 5.00%, 09/01/23	255	276,948

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Series G, 5.00%, 09/01/23	$20	$21,721
Series H, 5.00%, 06/01/23	180	193,436
Series H, 5.00%, 12/01/23	125	137,113
Series I, 5.00%, 11/01/23	545	595,799
California State University RB Series A, 5.00%, 11/01/23	855	935,741
Series C, 5.00%, 11/01/23 (AGM)	120	131,337
Chabot-Las Positas Community College District GO, 4.00%, 08/01/23	160	170,581
City of Los Angeles CA Wastewater System Revenue RB, Series B, 4.00%, 06/01/23	100	105,921
City of San Francisco CA Public Utilities Commission Water Revenue RB 5.00%, 11/01/23	645	705,528
Series B, 5.00%, 11/01/23	100	109,384
Coast Community College District GO, Series A, 5.00%, 08/01/23	100	108,338
Contra Costa Transportation Authority RB, Series A, 5.00%, 03/01/23	320	340,196
Contra Costa Water District RB, Series T, 5.00%, 10/01/23	120	130,855
East Bay Municipal Utility District Water System Revenue RB, Series B, 5.00%, 06/01/23	185	198,902
Eastern Municipal Water District RB, Series A, 5.00%, 07/01/23	50	53,958
Escondido Union High School District GO, Series A, 0.00%, 08/01/23 (AGC)(a)	150	149,044
Folsom Cordova Unified School District School Facilities Improvement Dist No. 4 GO, Series A, 0.00%, 10/01/23 (NPFGC)(a)	195	193,003
Foothill-De Anza Community College District GO, 5.00%, 08/01/23	140	151,570
Huntington Beach Union High School District GO, 5.00%, 08/01/23	135	146,082
Irvine Ranch Water District SA, 5.00%, 02/01/23	30	31,793
Laguna Beach Unified School District GO, 4.00%, 08/01/23	155	165,222
Las Virgenes Unified School District GO
Series C, 0.00%, 11/01/23 (NPFGC)(a)	50	49,637
Series D, 0.00%, 09/01/23 (NPFGC)(a)	105	104,344
Long Beach Community College District GO, Series D, 0.00%, 05/01/23 (NPFGC)(a)	165	163,849
Los Angeles Community College District/CA GO
Series A, 5.00%, 08/01/23	395	427,861
Series C, 5.00%, 08/01/23	375	406,197
Los Angeles County Metropolitan Transportation Authority RB
Series A, 5.00%, 06/01/23	585	629,153
Series A, 5.00%, 07/01/23	600	647,603
Series C, 5.00%, 07/01/23	185	199,678
Los Angeles County Sanitation Districts Financing Authority RB, 5.00%, 10/01/23	110	120,040
Los Angeles Department of Water & Power System Revenue RB Series A, 5.00%, 07/01/23	250	269,835
Series A, 5.00%, 07/01/23	445	480,306
Series B, 4.00%, 07/01/23	150	159,411
Series B, 5.00%, 07/01/23	165	178,091
Series D, 4.00%, 07/01/23	205	217,862
Series E, 5.00%, 07/01/23	165	178,091
Los Angeles Unified School District/CA GO Series A, 4.00%, 07/01/23	495	525,800

Security	Par (000)	Value

California (continued)
Series A, 5.00%, 07/01/23	$1,975	$2,130,658
Series C, 5.00%, 07/01/23	185	199,581
Metropolitan Water District of Southern California RB
Series A, 5.00%, 07/01/23	150	161,953
Series B, 5.00%, 09/01/23	75	81,484
Modesto Irrigation District RB, 5.00%, 10/01/23	220	239,902
Mount Diablo Unified School District/CA GO, Series F, 5.00%, 08/01/23	20	21,660
Municipal Improvement Corp. of Los Angeles RB, Series B, 5.00%, 11/01/23	400	437,789
Newport Mesa Unified School District GO, Series 2007, 0.00%, 08/01/23 (NPFGC)(a)	50	49,742
Orange County Water District RB, 5.00%, 08/15/23	45	48,824
Palomar Community College District GO, Series B, 0.00%, 08/01/23(a)	200	198,691
Rancho Santiago Community College District GO, 4.00%, 09/01/23	45	48,086
Riverside County Transportation Commission RB, Series A, 5.00%, 06/01/23	940	1,010,790
San Diego Community College District GO, 0.00%, 08/01/23(a) .	35	34,844
San Diego County Regional Transportation Commission RB, Series A, 5.00%, 04/01/23	75	80,078
San Diego County Water Authority RB, 5.00%, 05/01/23	100	107,175
San Diego Public Facilities Financing Authority RB, 5.00%, 10/15/23	65	71,009
San Diego Unified School District/CA GO
Series A, 0.00%, 07/01/23 (NPFGC)(a)	150	149,179
Series H-2, 3.00%, 07/01/23	200	209,160
Series H-2, 5.00%, 07/01/23	350	377,646
Series J-2, 5.00%, 07/01/23	135	145,664
San Diego Unified School District/CA RB, 5.00%, 07/01/23	225	242,773
San Francisco City & County Airport Commission San Francisco International Airport RB, Series D, 5.00%, 05/01/23	135	144,581
San Jose Evergreen Community College District GO 5.00%, 09/01/23	180	195,631
Series A, 5.00%, 09/01/23	195	211,934
San Jose Financing Authority RB, Series A, 5.00%, 06/01/23	25	26,870
San Mateo County Community College District GO, Series A, 0.00%, 09/01/23 (NPFGC)(a)	160	158,972
San Mateo Joint Powers Financing Authority RB, Series A, 5.00%, 07/15/23	100	108,096
San Mateo Union High School District GO
Series A, 4.00%, 09/01/23	125	133,550
Series A, 5.00%, 09/01/23	125	135,831
Series B, 0.00%, 09/01/23 (NPFGC)(a)	130	129,212
Santa Clara County Financing Authority RB, Series Q, 5.00%, 05/15/23	105	112,691
Santa Clara Unified School District GO, 5.00%, 07/01/23	75	80,911
Santa Monica Community College District GO, Series A, 5.00%, 08/01/23	290	314,179
Santa Monica-Malibu Unified School District GO 0.00%, 08/01/23 (NPFGC)(a)	100	99,449
Series B, 4.00%, 08/01/23	200	213,153
Southern California Public Power Authority RB, Series A, 5.00%, 07/01/23	305	328,879
State of California Department of Water Resources RB 5.00%, 12/01/23	125	137,388
Series AW, 5.00%, 12/01/23	115	126,397
Series AX, 5.00%, 12/01/23	415	456,130

46	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Series BA, 5.00%, 12/01/23	$235	$258,290
State of California GO 4.00%, 03/01/23	75	78,748
4.00%, 05/01/23	230	242,960
4.00%, 10/01/23	315	337,360
5.00%, 02/01/23	100	105,937
5.00%, 08/01/23	2,015	2,181,152
5.00%, 09/01/23	920	999,363
5.00%, 10/01/23	930	1,013,755
5.00%, 11/01/23	1,595	1,744,675
5.00%, 12/01/23	370	406,181
Series B, 5.00%, 08/01/23	595	644,062
Series B, 5.00%, 09/01/23	550	597,445
Torrance Unified School District GO, 5.00%, 08/01/39 (PR 08/01/23)	230	249,176
University of California RB
Series AF, 5.00%, 05/15/23	335	359,591
Series AK, VRDN,5.00%, 05/15/48	2,125	2,279,282
Series AO, 5.00%, 05/15/23	495	531,336
Series AR, 4.00%, 05/15/23	210	222,197

		35,099,614

Colorado — 0.7%
Adams County School District No. 1 GO, 4.00%, 12/01/23 (SAW)	250	269,101
Board of Water Commissioners City & County of Denver (The) RB, Series B, 5.00%, 09/15/23	130	141,521
City & County of Denver Co. Airport System Revenue RB
Series A, 5.00%, 11/15/23	355	388,396
Series B, 5.00%, 11/15/23	200	218,814
City of Colorado Springs Co. Utilities System Revenue RB, Series C, 5.00%, 11/15/23	100	109,536
Denver City & County School District No. 1 GO, 5.00%, 12/01/23 (SAW)	240	263,310
E-470 Public Highway Authority RB, Series B, 0.00%, 09/01/23 (NPFGC)(a)	120	118,990
Metro Wastewater Reclamation District RB, Series A, 5.00%, 04/01/23	500	533,780
University of Colorado RB, Series A-2, 5.00%, 06/01/23	240	257,955

		2,301,403

Connecticut — 1.9%
City of Stamford CT GO, 5.00%, 06/01/23	100	107,498
Connecticut State Health & Educational Facilities Authority RB
Series 2014-A, VRDN,1.10%, 07/01/48(b)	500	505,161
Series C-2, VRDN,5.00%, 07/01/57 (Put 02/01/23)(b)	1,030	1,091,155
State of Connecticut Clean Water Fund - State Revolving Fund RB, Series B, 5.00%, 06/01/23	125	134,414
State of Connecticut GO
Series A, 5.00%, 03/15/23	275	292,929
Series A, 5.00%, 04/15/23	520	555,914
Series A, 5.00%, 10/15/23	505	551,059
Series B, 3.00%, 06/01/23	150	156,517
Series B, 5.00%, 04/15/23	200	213,813
Series B, 5.00%, 05/15/23	335	359,430
Series D, 5.00%, 06/15/23	120	129,212
Series E, 5.00%, 09/01/23	130	141,139
Series F, 5.00%, 09/15/23	175	190,302
Series F, 5.00%, 11/15/23	200	218,986
Series H, 5.00%, 11/15/23	120	131,392

Security	Par (000)	Value

Connecticut (continued)
State of Connecticut Special Tax Revenue RB
Series A, 5.00%, 01/01/23	$145	$153,063
Series A, 5.00%, 08/01/23	275	297,575
Series A, 5.00%, 09/01/23	190	206,280
Series A, 5.00%, 10/01/23	455	495,702
Series B, 5.00%, 08/01/23	105	113,619
University of Connecticut RB
Series A, 4.00%, 02/15/23	50	52,437
Series A, 5.00%, 02/15/23	100	106,158
Series A, 5.00%, 04/15/23	100	106,937

		6,310,692

Delaware — 1.0%
City of Wilmington DE GO, 3.00%, 06/01/23	160	166,952
County of New Castle DE GO 5.00%, 04/01/23	120	128,160
5.00%, 10/01/23	165	180,060
Delaware River & Bay Authority RB, Series B, 5.00%, 01/01/23	40	42,195
Delaware Transportation Authority RB, 5.00%, 07/01/23	1,205	1,300,182
State of Delaware GO 5.00%, 02/01/23	405	429,204
Series C, 5.00%, 03/01/23	640	680,747
Series A, 5.00%, 02/01/23	90	95,379
Series B, 5.00%, 07/01/23	165	178,120
Series C, 5.00%, 03/01/23	140	148,913
Series D, 5.00%, 07/01/23	125	134,939

		3,484,851

District of Columbia — 0.8%
District of Columbia GO
Series A, 5.00%, 06/01/23	975	1,048,264
Series B, 5.00%, 06/01/23	350	376,300
District of Columbia RB 5.00%, 07/15/23	20	21,583
Series A, 5.00%, 12/01/23	360	395,362
District of Columbia Water & Sewer Authority RB
Series A, 5.00%, 10/01/23	150	163,569
Series B, 5.00%, 10/01/23	215	234,493
Series C, 5.00%, 10/01/23	130	141,760
Washington Metropolitan Area Transit Authority RB
Series A-1, 5.00%, 07/01/23	170	183,428
Series B, 5.00%, 07/01/23	220	237,378

		2,802,137

Florida — 3.9%
City of Jacksonville FL RB 5.00%, 10/01/23	110	119,818
Series C, 5.00%, 10/01/23	100	108,966
City of Orlando FL RB, Series B, 5.00%, 10/01/23	135	147,103
City of Tallahassee FL Utility System Revenue RB, 5.00%, 10/01/23	35	38,131
City of Tampa FL Sales Tax Revenue RB, 5.00%, 10/01/23	100	108,945
County of Broward FL Airport System Revenue RB, Series C, 5.00%, 10/01/23	110	119,796
County of Miami-Dade FL Aviation Revenue RB, 5.00%, 10/01/23	185	201,549
County of Miami-Dade FL GO 5.00%, 07/01/23	25	26,975
Series 2015-D, 5.00%, 07/01/23	155	167,243
Series A, 5.00%, 07/01/23	390	420,806

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade FL Transit System RB, 5.00%, 07/01/23	$460	$494,732
County of Miami-Dade FL Water & Sewer System Revenue RB 5.00%, 10/01/23	725	789,562
Series B, 5.00%, 10/01/23	90	98,015
County of Orange FL Sales Tax Revenue RB, Series C, 5.00%, 01/01/23	130	137,260
County of Orange FL Water Utility System Revenue RB, 5.00%, 10/01/23	110	119,973
County of Seminole FL Water & Sewer Revenue RB, Series A, 5.00%, 10/01/23	180	196,247
Florida Department of Environmental Protection RB 5.00%, 07/01/23	475	512,271
Series A, 5.00%, 07/01/23	665	717,179
Florida Department of Management Services COP, Series A, 5.00%, 08/01/23	210	227,355
Florida Municipal Power Agency RB, Series A, 5.00%, 10/01/23	65	70,762
Florida’s Turnpike Enterprise RB
Series A, 5.00%, 07/01/23	700	755,292
Series B, 5.00%, 07/01/23	490	528,704
Series C, 5.00%, 07/01/23	25	26,975
Hillsborough County School Board COP 5.00%, 07/01/23	100	107,690
Series A, 5.00%, 07/01/23	60	64,614
Jacksonville Transportation Authority RB, 5.00%, 08/01/23	170	183,613
Miami-Dade County Expressway Authority RB, Series A, 4.00%, 07/01/23	85	90,069
Orange County School Board COP
Series A, 5.00%, 08/01/23	90	97,306
Series D, 5.00%, 08/01/23	50	54,059
Orlando Utilities Commission RB, Series A, 5.00%, 10/01/23	270	294,480
Orlando-Orange County Convention Center RB, 5.00%, 10/01/23	270	293,392
Orlando-Orange County Expressway Authority RB, Series B, 5.00%, 07/01/23	150	161,482
Palm Beach County School District COP
Series A, 5.00%, 08/01/23	50	54,068
Series B, 5.00%, 08/01/23	150	162,231
Pasco County School Board COP, Series A, 5.00%, 08/01/23	20	21,579
Reedy Creek Improvement District GOL 5.00%, 06/01/23	125	134,310
Series A, 5.00%, 06/01/23	255	273,993
School Board of Miami-Dade County (The) COP, Series D, 5.00%, 02/01/23	150	158,945
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/23	260	276,654
School District of Broward County/FL COP
Series A, 5.00%, 07/01/23	270	291,044
Series B, 5.00%, 07/01/23	170	183,250
Seminole County School Board COP, Series C, 5.00%, 07/01/23	20	21,538
State of Florida Department of Transportation Turnpike System Revenue RB, Series B, 5.00%, 07/01/23	140	151,058
State of Florida GO
Series A, 5.00%, 06/01/23	695	746,994
Series A, 5.00%, 07/01/23	950	1,024,874
Series B, 5.00%, 06/01/23	595	639,513
Series C, 5.00%, 06/01/23	355	381,558
Series E, 5.00%, 06/01/23	210	225,710

Security	Par (000)	Value

Florida (continued)
State of Florida Lottery Revenue RB
Series A, 5.00%, 07/01/23	$235	$253,521
Series B, 5.00%, 07/01/23	610	658,077
Volusia County School Board COP, Series A, 5.00%, 08/01/23 (BAM)	110	119,111

		13,258,392

Georgia — 1.4%
City of Atlanta GA Water & Wastewater Revenue RB 5.00%, 11/01/23	160	175,082
Series A, 5.00%, 11/01/23	75	82,069
City of Gainesville GA Water & Sewerage Revenue RB, 5.00%, 11/15/23	60	65,722
County of Forsyth GA GO, Series B, 5.00%, 03/01/23	190	202,123
Forsyth County School District GO, 5.00%, 02/01/23	130	137,803
Georgia State Road & Tollway Authority RB, Series A, 5.00%, 06/01/23	150	161,222
Gwinnett County Development Authority COP, 5.25%, 01/01/23 (NPFGC)	115	121,757
Gwinnett County Water & Sewerage Authority RB, 5.00%, 08/01/23	500	541,504
State of Georgia GO
Series A, 5.00%, 07/01/23	785	847,281
Series A-1, 5.00%, 02/01/23	450	476,952
Series C, 5.00%, 07/01/23	75	80,950
Series C-1, 5.00%, 07/01/23	150	161,901
Series D, 5.00%, 02/01/23	355	376,262
Series E, 5.00%, 12/01/23	140	153,752
Series F, 5.00%, 01/01/23	1,000	1,055,970

		4,640,350

Hawaii — 1.6%
City & County Honolulu HI Wastewater System Revenue RB, Series B, 5.00%, 07/01/23	555	598,742
City & County of Honolulu HI GO
Series A, 5.00%, 09/01/23	120	130,467
Series A, 5.00%, 10/01/23	200	218,012
Series B, 4.00%, 10/01/23	100	107,098
Series B, 5.00%, 09/01/23	360	391,402
Series B, 5.00%, 10/01/23	100	109,006
Series C, 5.00%, 10/01/23	145	158,058
Series E, 4.00%, 09/01/23	145	155,001
County of Hawaii HI GO, Series D, 5.00%, 09/01/23	75	81,441
State of Hawaii GO
Series EH, 5.00%, 08/01/30 (PR 08/01/23)	325	351,620
Series EH-2017, 5.00%, 08/01/23 (ETM)	520	562,591
Series EO, 5.00%, 08/01/23 (ETM)	50	54,095
Series EP, 5.00%, 08/01/23	320	346,563
Series EY, 5.00%, 10/01/23	385	419,906
Series EZ, 5.00%, 10/01/23	50	54,533
Series FE, 5.00%, 10/01/23	300	327,199
Series FG, 4.00%, 10/01/23	135	144,664
Series FG, 5.00%, 10/01/23	70	76,346
Series FH, 5.00%, 10/01/23	50	54,533
Series FK, 4.00%, 05/01/23	75	79,238
Series FK, 5.00%, 05/01/23	215	230,360
Series FN, 5.00%, 10/01/23	130	141,786
State of Hawaii State Highway Fund RB
Series A, 5.00%, 01/01/23	100	105,585
Series B, 4.00%, 01/01/23	165	172,298

48	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hawaii (continued)
Series B, 5.00%, 01/01/23	$280	$295,638

		5,366,182

Idaho — 0.0%
Idaho Housing & Finance Association RB, 5.00%, 07/15/23	110	118,709

Illinois — 2.1%
Chicago O’Hare International Airport RB
4.13%, 01/01/23	50	52,045
Series C, 5.00%, 01/01/23	100	105,512
Series B, 5.00%, 01/01/23	500	527,562
Series D, 5.00%, 01/01/23	90	94,961
Chicago Transit Authority Capital Grant Receipts Revenue RB, 5.00%, 06/01/23	200	214,236
Illinois Finance Authority RB
5.00%, 01/01/23	335	353,750
5.00%, 07/01/23	700	755,537
5.00%, 12/01/23	275	301,710
Series A, 5.00%, 10/01/23	135	147,103
State of Illinois GO
5.00%, 02/01/23	120	126,851
5.00%, 05/01/23	625	667,248
5.00%, 06/01/23	165	176,727
5.00%, 07/01/23	235	252,513
5.00%, 08/01/23	380	409,619
5.38%, 05/01/23	145	155,612
Series A, 5.00%, 04/01/23	230	244,739
Series A, 5.00%, 10/01/23	200	216,940
Series B, 5.00%, 03/01/23	250	265,134
Series B, 5.00%, 10/01/23	460	498,961
Series B, 5.00%, 12/01/23	50	54,564
Series D, 5.00%, 11/01/23	890	968,342
State of Illinois RB
5.00%, 06/15/23	325	348,427
First Series, 6.00%, 06/15/23 (NPFGC)	90	98,049
Series C, 4.00%, 06/15/23	25	26,404

		7,062,546

Indiana — 0.8%
Ball State University, Series R, 5.00%, 07/01/23	100	107,899
Indiana Finance Authority RB
Series A, 5.00%, 02/01/23	60	63,586
Series A, 5.00%, 06/01/23	120	129,037
Series A, 5.00%, 12/01/23	35	38,392
Series B, 5.00%, 02/01/23	55	58,287
Series C, 5.00%, 12/01/23	1,120	1,230,261
Indiana Municipal Power Agency RB, Series A, 5.00%, 01/01/23	130	137,213
Indiana University RB
Series A, 5.00%, 06/01/23	70	75,237
Series X, 5.00%, 08/01/23	185	200,254
Purdue University COP
5.25%, 07/01/23	145	157,055
Series A, 5.00%, 07/01/23	195	210,403
Purdue University RB
Series A, 4.00%, 07/01/23	85	90,303
Series BB-1, 5.00%, 07/01/23	75	80,924

		2,578,851

Iowa — 0.4%
County of Polk IA GO, Series C, 5.00%, 06/01/23	220	236,568
Iowa City Community School District RB, 5.00%, 06/01/23	55	58,996

Security	Par (000)	Value

Iowa (continued)
Iowa Finance Authority RB, 5.00%, 08/01/23	$255	$276,308
State of Iowa RB 5.00%, 06/15/23	145	156,057
Series A, 5.00%, 06/01/23	390	418,983

		1,146,912

Kansas — 0.4%
City of Wichita KS GO, Series 811, 5.00%, 06/01/23	135	145,122
Johnson County Water District No. 1 RB, Series A, 5.00%, 01/01/23	210	221,703
Kansas Development Finance Authority RB, Series B, 5.00%, 05/01/23	135	144,518
Sedgwick County Unified School District No. 259 Wichita GO, Series A, 4.00%, 10/01/23	70	74,955
State of Kansas Department of Transportation RB, Series A, 5.00%, 09/01/23	685	743,695
Wyandotte County-Kansas City Unified Government GO, Series D, 5.00%, 08/01/23	100	108,117

		1,438,110

Kentucky — 0.2%
Kentucky Asset Liability Commission RB, 5.25%, 09/01/23	500	544,255
Louisville & Jefferson County Metropolitan Sewer District RB, Series C, 5.00%, 05/15/23	125	134,055

		678,310

Louisiana — 0.3%
State of Louiliana RB, Series A, 5.00%, 06/15/23	25	26,898
State of Louisiana GO
Series A, 4.00%, 09/01/23	75	80,073
Series A, 5.00%, 02/01/23	210	222,550
Series A, 5.00%, 04/01/23	35	37,339
Series C, 5.00%, 07/15/23	150	162,009
Series C, 5.00%, 08/01/23	500	541,045
State of Louisiana RB, 5.00%, 09/01/23	60	65,130

		1,135,044

Maine — 0.7%
City of Portland ME GOL, 4.00%, 04/01/23	115	121,130
Maine Municipal Bond Bank RB
Series A, 5.00%, 09/01/23	495	537,815
Series A, 5.00%, 11/01/23	125	136,783
Series C, 5.00%, 11/01/23	225	246,209
Maine Turnpike Authority RB, 5.00%, 07/01/23	90	97,078
State of Maine GO, Series B, 5.00%, 06/01/23	990	1,064,719

		2,203,734

Maryland — 3.7%
City of Baltimore MD GO, Series A, 5.00%, 10/15/23	200	218,447
City of Baltimore MD RB, Series D, 5.00%, 07/01/23	330	355,894
County of Anne Arundel MD GOL 5.00%, 04/01/23	115	122,769
5.00%, 10/01/23	35	38,173
County of Baltimore MD GO 5.00%, 02/01/23	510	540,612
5.00%, 11/01/23	180	197,005
County of Charles MD GO 5.00%, 10/01/23	200	218,173
5.00%, 11/01/23	10	10,945
County of Frederick MD GO, Series A, 5.00%, 08/01/23	240	259,966
County of Harford MD GO, 5.00%, 09/15/23	260	283,042
County of Howard MD GO, Series A, 5.00%, 02/15/23	155	164,587
County of Montgomery MD GO 5.00%, 11/01/23	125	136,809

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
Series A, 5.00%, 11/01/23	$90	$98,503
Series A, 5.00%, 12/01/23	350	384,379
Series B, 5.00%, 11/01/23	465	508,930
Series B, 5.00%, 12/01/23	620	680,901
Series C, 5.00%, 10/01/23	295	321,686
County of Prince George’s MD COP, 5.00%, 10/15/23	25	27,285
County of Prince George’s MD GO, Series A, 5.00%, 09/15/23 .	120	130,635
County of Prince George’s MD GOL, Series A, 5.00%, 07/01/23	235	253,604
State of Maryland Department of Transportation RB 4.00%, 09/01/23	305	325,919
5.00%, 02/15/23	690	732,491
5.00%, 09/01/23	200	217,368
5.00%, 10/01/23	910	992,504
State of Maryland GO
First Series, 5.00%, 06/01/23	715	768,846
Second Series, 5.00%, 08/01/23	90	97,471
Series A, 5.00%, 03/01/23	275	292,508
Series A, 5.00%, 08/01/23	510	552,334
Series B, 4.00%, 08/01/23	595	634,022
Series C, 5.00%, 08/01/23	1,320	1,429,571
Washington Suburban Sanitary Commission RB 4.00%, 06/01/23 (GTD)	185	195,924
5.00%, 06/01/23 (GTD)	630	677,131
5.00%, 06/15/23 (GTD)	575	619,043

		12,487,477

Massachusetts — 2.5%
City of Boston MA GO, Series A, 5.00%, 03/01/23	235	250,027
Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue RB, Series A, 5.00%, 06/15/23	360	387,880
Commonwealth of Massachusetts GOL
Series 8, 5.00%, 07/01/23	175	188,854
Series A, 4.20%, 08/01/23 (AMBAC)	100	106,907
Series A, 5.00%, 03/01/23	260	276,553
Series A, 5.00%, 05/01/23	105	112,501
Series A, 5.00%, 07/01/23	235	253,603
Series B, 5.00%, 01/01/23	100	105,585
Series B, 5.00%, 07/01/23	880	949,664
Series B, 5.25%, 08/01/23	70	76,116
Series B, 5.25%, 09/01/23 (AGM)	225	245,566
Series C, 5.00%, 10/01/23	110	119,973
Series C, 5.50%, 12/01/23 (AMBAC)	500	554,187
Series D, 5.00%, 07/01/23	280	302,166
Series E, 5.00%, 11/01/23	985	1,077,848
Series H, 5.00%, 12/01/23	55	60,390
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/23	350	376,358
Massachusetts Bay Transportation Authority RB
Series A, 5.00%, 07/01/23	205	221,157
Series B, 5.25%, 07/01/23	370	400,696
Series C, 5.50%, 07/01/23	75	81,533
Massachusetts Bay Transportation Authority Sales Tax Revenue RB, Series A, 5.00%, 07/01/23	325	350,615
Massachusetts Clean Water Trust (The) RB, 5.00%, 08/01/23	215	232,886
Massachusetts Department of Transportation RB, Series C, 0.00%, 01/01/23 (NPFGC)(a)	85	84,524
Massachusetts School Building Authority RB
Series A, 5.00%, 05/15/23	425	456,082
Series A, 5.00%, 11/15/23 (ETM)	85	93,168
Series A, 5.00%, 05/15/38 (PR 05/15/23)	325	348,507

Security	Par (000)	Value

Massachusetts (continued)
Series C, 4.00%, 08/15/23 (ETM)	$60	$64,011
Massachusetts State College Building Authority RB, Series A, 4.00%, 05/01/23	150	158,336
Massachusetts Water Resources Authority RB
Series A, 5.00%, 08/01/23	115	124,546
Series B, 5.25%, 08/01/23 (AGM)	75	81,552
University of Massachusetts Building Authority RB, Series 2021-1, 5.00%, 11/01/23	125	136,836

		8,278,627

Michigan — 1.1%
County of Macomb MI GOL, 4.00%, 05/01/23	100	105,650
Great Lakes Water Authority Water Supply System Revenue RB, Series A, 5.00%, 07/01/23	250	269,442
Michigan Finance Authority RB 5.00%, 11/15/23	50	54,672
Series B, 5.00%, 10/01/23	260	283,520
Michigan State Building Authority RB
Series I, 5.00%, 04/15/23	900	962,569
Series I, 5.00%, 10/15/23	210	229,456
State of Michigan GO
Series A, 5.00%, 05/01/23	55	58,904
Series A, 5.00%, 12/01/23	190	208,371
Series B, 5.00%, 11/01/23	20	21,860
State of Michigan RB, 5.00%, 03/15/23	500	531,671
State of Michigan Trunk Line Revenue RB, 5.00%, 11/15/23	70	76,645
University of Michigan RB, Series A, 5.00%, 04/01/23	700	747,395
Wayne County Airport Authority RB, Series G, 5.00%, 12/01/23	100	109,603

		3,659,758

Minnesota — 1.6%
City of Rochester MN Electric Utility Revenue RB, Series E, 5.00%, 12/01/23	25	27,379
County of Hennepin MN GO 5.00%, 12/01/23	305	334,959
Series C, 5.00%, 12/01/23	160	175,716
Series A, 5.00%, 12/01/23	95	104,332
Series C, 5.00%, 12/01/23	70	76,876
Elk River Independent School District No. 728 GO, Series A, 5.00%, 02/01/23	85	90,069
Metropolitan Council GO
Series A, 5.00%, 03/01/23	320	340,374
Series B, 5.00%, 12/01/23	225	247,052
Minnesota Municipal Power Agency RB, 5.00%, 10/01/23	30	32,617
Minnesota Public Facilities Authority RB, Series A, 5.00%, 03/01/23	285	303,106
Southern Minnesota Municipal Power Agency RB, Series A, 5.00%, 01/01/23	115	121,062
State of Minnesota GO
Series D, 5.00%, 10/01/23	100	109,147
Series A, 5.00%, 08/01/23	495	536,452
Series B, 5.00%, 08/01/23	840	910,344
Series B, 5.00%, 10/01/23	250	272,868
Series D, 5.00%, 08/01/23	745	807,389
Series F, 5.00%, 10/01/23	175	191,008
State of Minnesota RB, Series A, 5.00%, 06/01/23	580	624,063

		5,304,813

Mississippi — 0.1%
State of Mississippi GO, Series F, 5.25%, 10/01/23	215	235,518

50	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri — 1.1%
City of Kansas City MO GO, Series A, 5.00%, 02/01/23	$550	$583,013
City of Springfield MO Public Utility Revenue RB, 5.00%, 08/01/23	175	189,591
Metropolitan St Louis Sewer District RB, Series B, 5.00%, 05/01/25 (PR 05/01/23)	175	187,475
Missouri Highway & Transportation Commission RB
Series A, 4.00%, 05/01/23	100	105,650
Series A, 5.00%, 05/01/23	220	235,717
Series B, 5.00%, 05/01/23	125	133,813
Series C, 5.00%, 02/01/23	620	657,053
Series S, 5.00%, 05/01/23	490	524,547
Missouri State Board of Public Buildings RB 5.00%, 10/01/23	225	245,354
Series A, 4.00%, 04/01/23	295	310,725
Series B, 5.00%, 10/01/23	120	130,855
Missouri State Environmental Improvement & Energy Resources Authority RB
Series A, 5.00%, 07/01/23	160	172,666
Series B, 5.00%, 01/01/23	80	84,468
Series B, 5.00%, 07/01/23	105	113,312

		3,674,239

Nebraska — 0.3%
Nebraska Public Power District RB, Series B, 5.00%, 01/01/23 .	215	226,903
Omaha Public Power District RB, Series A, 5.00%, 02/01/23	740	783,649

		1,010,552

Nevada — 2.5%
City of Las Vegas NV GOL, Series A, 5.00%, 06/01/23	115	123,470
Clark County School District GOL
Series A, 5.00%, 06/15/23	300	322,064
Series A, 5.00%, 06/15/23	300	322,064
Series B, 5.00%, 06/15/23	260	279,122
Clark County Water Reclamation District GOL, 5.00%, 07/01/23	940	1,013,594
County of Clark Department of Aviation RB, Series A, 5.00%, 07/01/23	150	161,691
County of Clark NV GOL 5.00%, 06/01/23	75	80,586
5.00%, 11/01/23	580	634,427
Series A, 5.00%, 11/01/23	280	306,275
County of Clark NV Passenger Facility Charge Revenue RB, 5.00%, 07/01/23	250	269,486
County of Clark NV RB, 5.00%, 07/01/23	695	749,412
Las Vegas Valley Water District GOL
Series A, 5.00%, 06/01/23	570	612,643
Series B, 5.00%, 12/01/23	125	137,196
Nevada System of Higher Education COP, Series A, 5.00%, 07/01/23	40	43,027
Nevada System of Higher Education RB
Series A, 5.00%, 07/01/23	150	161,534
Series B, 5.00%, 07/01/23	100	107,690
State of Nevada GOL
Series D, 5.00%, 04/01/23	335	357,633
Series D-1, 5.00%, 03/01/23	675	717,975
Series H-1, 5.00%, 06/01/23	210	225,815
State of Nevada Highway Improvement Revenue RB, 5.00%, 12/01/23	1,035	1,136,210
Truckee Meadows Water Authority RB, 5.00%, 07/01/23	230	248,007

Security	Par (000)	Value

Nevada (continued)
Washoe County School District/NV GOL
Series A, 5.00%, 06/01/23 (PSF)	$190	$203,994
Series F, 5.00%, 06/01/23	40	42,946

		8,256,861

New Hampshire — 0.2%
New Hampshire Health and Education Facilities Authority Act RB, 5.00%, 07/01/23	125	134,525
New Hampshire Municipal Bond Bank RB
Series B, 5.00%, 08/15/23	100	108,442
Series C, 5.25%, 08/15/23 (HERBIP)	100	108,887
Series E, 5.00%, 08/15/23	125	135,553
State of New Hampshire GO, Series A, 5.00%, 03/01/23	200	212,733

		700,140

New Jersey — 1.8%
County of Monmouth NJ GO 5.00%, 01/15/23	120	126,861
5.00%, 07/15/23	115	124,228
Monmouth County Improvement Authority (The) RB 5.00%, 07/15/23	160	172,896
Series B, 4.00%, 08/01/23 (GTD)	50	53,261
Series B, 5.00%, 12/01/23 (GTD)	245	268,904
New Jersey Economic Development Authority RB 5.00%, 06/15/23	150	161,032
Series B, 5.00%, 11/01/23 (SAP)	470	512,326
Series DDD, 5.00%, 06/15/23	100	107,355
Series N-1, 5.50%, 09/01/23 (NPFGC)	200	218,381
Series NN, 5.00%, 03/01/23	800	848,607
Series UU, 5.00%, 06/15/23	50	53,677
Series XX, 5.00%, 06/15/23 (SAP)	305	327,432
New Jersey Educational Facilities Authority RB 5.00%, 06/01/23 (SAP)	95	101,825
5.00%, 06/15/23	140	150,297
Series B, 5.00%, 07/01/23	50	53,967
New Jersey Transportation Trust Fund Authority RB
Series A, 5.00%, 06/15/23	405	434,992
Series A, 5.75%, 06/15/23 (NPFGC)	100	108,564
Series AA, 5.00%, 06/15/23	505	542,141
New Jersey Turnpike Authority RB
Series A, 5.00%, 01/01/23 (ETM)	10	10,557
Series B, 5.00%, 01/01/23	255	268,748
Series C, 5.00%, 01/01/23	170	179,166
State of New Jersey GO 5.00%, 06/01/23	460	492,818
Series A, 4.00%, 06/01/23	395	416,968
Series T, 5.00%, 06/01/23	350	374,970

		6,109,973

New Mexico — 1.0%
County of Santa Fe NM GO, 5.00%, 07/01/23	145	156,403
County of Santa Fe NM RB, 5.00%, 06/01/23	185	198,657
New Mexico Finance Authority RB, Series B, 5.00%, 06/01/23 .	140	150,543
State of New Mexico GO 5.00%, 03/01/23	100	106,339
Series B, 5.00%, 03/01/23	600	638,034
State of New Mexico Severance Tax Permanent Fund RB 5.00%, 07/01/23	155	167,216
Series A, 5.00%, 07/01/23	1,250	1,348,519
Series B, 4.00%, 07/01/23	390	414,266
Series B, 5.00%, 07/01/23	40	43,153

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Mexico (continued)
University of New Mexico (The) RB
Series A, 5.00%, 06/01/23	$130	$139,360
Series C, 5.00%, 06/01/23	100	107,200

		3,469,690

New York — 10.2%
City of New York NY GO
Series 1, 5.00%, 08/01/23	375	406,128
Series A, 4.00%, 08/01/23	150	159,838
Series A, 5.00%, 08/01/23	340	368,223
Series A-1, 5.00%, 08/01/23	150	162,451
Series C, 5.00%, 08/01/23	2,075	2,247,242
Series C-1, 5.00%, 08/01/23	250	270,752
Series D, 5.00%, 08/01/23	35	37,905
Series D-1, 5.00%, 08/01/23	50	54,150
Series E, 5.00%, 08/01/23	210	227,432
Series G, 5.00%, 08/01/23	705	763,521
Series H, 5.00%, 08/01/23	765	828,501
Series I, 5.00%, 03/01/23	65	69,138
Series I, 5.00%, 03/01/23 (ETM)	10	10,636
Series I, 5.00%, 08/01/23	250	270,752
Series J, 5.00%, 08/01/23	800	866,407
County of Albany NY GOL, 4.00%, 08/01/23	100	106,522
County of Nassau NY GOL, Series C, 5.00%, 04/01/28 (PR 04/01/23) (AGM)	515	549,793
Hudson Yards Infrastructure Corp. RB, Series A, 5.00%, 02/15/23	100	106,038
Long Island Power Authority RB 5.00%, 09/01/23	400	434,891
Series A, 5.00%, 09/01/23	150	163,084
Metropolitan Transportation Authority RB 4.00%, 11/15/23	200	214,223
Series A, 5.00%, 11/15/23	10	10,961
Series A-1, 5.00%, 11/15/23	50	54,567
Series A-2, 5.00%, 11/15/23	195	212,813
Series B, 5.00%, 11/15/23	930	1,014,954
Series B-3, 5.00%, 11/15/23	55	60,024
Series C, 5.00%, 11/15/23	160	174,616
Series C-1, 5.00%, 11/15/23	365	398,342
Series D, 5.00%, 11/15/23	400	436,540
Series F, 5.00%, 11/15/23	140	152,791
New York City Transitional Finance Authority Building Aid Revenue RB
Series S-1, 5.00%, 07/15/23 (SAW)	650	702,536
Series S-2, 5.00%, 07/15/23 (SAW)	370	399,822
Series S-3, 5.00%, 07/15/23 (SAW)	200	216,120
Series S-4A, 5.00%, 07/15/23 (SAW)	250	270,253
New York City Transitional Finance Authority Future Tax Secured Revenue RB
5.00%, 11/01/23	210	229,706
Series A-1, 4.00%, 08/01/23	125	133,198
Series A-1, 5.00%, 08/01/23	590	638,974
Series A-3, 5.00%, 08/01/23	210	227,432
Series B-1, 4.00%, 08/01/23	100	106,558
Series B-1, 5.00%, 11/01/23	100	109,384
Series C, 5.00%, 11/01/23	535	585,204
Series D, 5.00%, 11/01/23	315	344,560
Series E-1, 5.00%, 02/01/23	25	26,494
Series F-1, 5.00%, 02/01/23	295	312,630
Sub-Series C, 5.00%, 11/01/23	645	705,527

Security	Par (000)	Value

New York (continued)
New York City Water & Sewer System RB
Series AA, 4.00%, 06/15/23	$175	$185,675
Series AA-2, 5.00%, 06/15/23	885	953,284
Series BB2, 4.00%, 06/15/23	135	143,228
Series DD, 5.00%, 06/15/23	385	414,706
New York Convention Center Development Corp. RB 5.00%, 11/15/23	25	27,261
Series B, 5.00%, 11/15/23	20	21,689
New York State Dormitory Authority RB 5.00%, 07/01/23	100	107,899
Series 2015 B-A, 5.00%, 03/15/23	110	117,140
Series A, 4.00%, 03/15/23	60	63,112
Series A, 4.00%, 10/01/23 (SAW)	240	254,942
Series A, 5.00%, 02/15/23	1,420	1,506,551
Series A, 5.00%, 03/15/23	1,385	1,474,903
Series A, 5.00%, 07/01/23	60	64,635
Series A, 5.00%, 10/01/23 (AGM)	65	70,854
Series A, 5.00%, 10/01/23 (SAW)	150	162,185
Series A, 5.00%, 02/15/36 (PR 02/15/24)	1,000	1,061,625
Series A, 5.50%, 05/15/23 (NPFGC)	205	221,586
Series B, 5.00%, 02/15/23	760	806,331
Series B, 5.00%, 07/01/23	315	339,662
Series B, 5.00%, 10/01/23	200	218,173
Series C, 5.00%, 03/15/23	835	889,202
Series D, 5.00%, 02/15/23	335	355,644
Series E, 5.00%, 02/15/23	325	344,840
Series E, 5.00%, 03/15/23	245	261,054
Series E, 5.00%, 10/01/23 (SAW)	50	54,062
New York State Environmental Facilities Corp. RB 5.00%, 05/15/23	200	214,681
5.00%, 06/15/23	520	560,183
Series B, 5.00%, 06/15/23	110	118,500
Series D, 5.00%, 09/15/23	175	190,509
New York State Thruway Authority RB
Series K, 5.00%, 01/01/23	160	168,800
Series L, 5.00%, 01/01/23	260	274,301
New York State Urban Development Corp. RB
Series A, 5.00%, 03/15/23	1,370	1,458,930
Series A-2, 5.00%, 03/15/23	175	186,360
Series C-1, 5.00%, 03/15/23	325	346,096
Series D, 5.00%, 03/15/23	805	857,254
Series E, 5.00%, 03/15/23	140	149,088
Port Authority of New York & New Jersey RB 5.00%, 07/15/23	355	383,676
5.00%, 10/15/23	130	141,910
Series 179, 5.00%, 12/01/23	200	219,513
Sales Tax Asset Receivable Corp. RB, Series A, 5.00%, 10/15/23	855	934,090
State of New York GO, Series A, 4.00%, 03/01/23	240	252,126
Town of Brookhaven NY GOL, Series A, 3.00%, 03/15/23	500	519,285
Triborough Bridge & Tunnel Authority RB
Series A, 5.00%, 11/15/23	140	153,351
Series A, 5.00%, 11/15/23	530	580,541
Series A, 5.00%, 11/15/23 (Call 05/15/23)	100	107,136
Series B, 4.00%, 11/15/23	280	301,022
Series B, 5.00%, 11/15/23	270	295,747

		34,374,975

North Carolina — 2.2%
Cape Fear Public Utility Authority RB, Series A, 5.00%, 06/01/23	50	53,724

52	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina (continued)
City of Charlotte NC COP, Series C, 5.00%, 12/01/23	$40	$43,934
City of Winston-Salem NC RB, Series C, 5.00%, 06/01/23	20	21,506
County of Buncombe NC RB 5.00%, 06/01/23	335	359,951
Series A, 5.00%, 06/01/23	200	214,896
County of Durham NC GO, 5.00%, 10/01/23	200	218,173
County of Forsyth NC GO, 5.00%, 12/01/23	255	280,104
County of Guilford NC GO, Series A, 5.00%, 05/01/23	685	733,830
County of Mecklenburg NC GO
Series A, 5.00%, 09/01/23	100	108,704
Series B, 5.00%, 12/01/23	65	71,399
County of Mecklenburg NC RB, Series A, 5.00%, 10/01/23	295	321,805
County of Union NC GO, 5.00%, 09/01/23	665	722,878
County of Wake NC GO 5.00%, 04/01/23	120	128,143
Series B, 4.00%, 05/01/23	125	132,102
County of Wake NC RB 5.00%, 09/01/23	150	162,997
Series A, 5.00%, 12/01/23	465	510,471
North Carolina Medical Care Commission RB, 5.00%, 06/01/23	15	16,127
North Carolina Municipal Power Agency No. 1 RB
Series B, 5.00%, 01/01/23	110	116,037
Series E, 5.00%, 01/01/23	10	10,549
North Carolina State University at Raleigh RB, 5.00%, 10/01/28 (10/01/23)	200	218,092
State of North Carolina GO 5.00%, 06/01/23	65	69,906
Series A, 5.00%, 06/01/23	1,615	1,736,891
State of North Carolina RB 5.00%, 03/01/23	610	648,752
Series A, 5.00%, 05/01/23	260	278,616
Series C, 5.00%, 05/01/23	155	166,098

		7,345,685

North Dakota — 0.0%
North Dakota Public Finance Authority RB, Series A, 5.00%, 10/01/23	105	114,477

Ohio — 3.4%
City of Cincinnati OH Water System Revenue RB, Series B, 5.00%, 12/01/23	190	208,621
City of Columbus OH GO
Series 1, 5.00%, 07/01/23	175	188,854
Series 2017-1, 4.00%, 04/01/23	500	526,725
Series 5, 5.00%, 08/15/23	270	292,895
Series A, 4.00%, 07/01/23	25	26,564
Series A, 5.00%, 02/15/23	260	276,011
Series A, 5.00%, 04/01/23	170	181,485
Series A, 5.00%, 08/15/23	130	141,024
Series A, 5.00%, 08/15/28 (PR 08/15/24)	225	244,049
City of Columbus OH GOL, Series B, 5.00%, 08/15/23	270	292,895
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/23	135	148,261
County of Hamilton OH Sewer System Revenue RB, Series A, 5.00%, 12/01/23	20	21,942
Miami University/Oxford OH RB, 5.00%, 09/01/23	165	179,329
Northeast Ohio Regional Sewer District RB, 5.00%, 11/15/28 (PR 05/15/24)	625	670,708
Ohio Higher Educational Facility Commission RB 5.00%, 12/01/23	150	164,602

Security	Par (000)	Value

Ohio (continued)
Series A, 5.00%, 12/01/23	$160	$175,576
Ohio State University (The) RB, Series A, 5.00%, 12/01/23	270	296,521
Ohio Turnpike & Infrastructure Commission RB
Series A, 5.00%, 02/15/23	385	408,709
Series A-1, 5.00%, 02/15/23	290	307,858
Ohio University RB, Series A, 5.00%, 12/01/23	120	131,392
Ohio Water Development Authority RB 5.00%, 12/01/23	595	653,052
Series A, 5.00%, 06/01/23	205	220,438
Series B, 5.00%, 12/01/23	130	142,684
Ohio Water Development Authority Water Pollution Control Loan Fund RB
5.00%, 06/01/23	180	193,555
5.00%, 12/01/23	255	279,880
5.50%, 06/01/23	235	254,550
5.50%, 12/01/23	150	166,190
Series 2015-A, 5.00%, 12/01/23	240	263,416
State of Ohio Department of Administrative Services COP, 5.00%, 09/01/23	275	298,405
State of Ohio GO
Series A, 5.00%, 03/01/23	155	164,739
Series A, 5.00%, 03/15/23	135	143,725
Series A, 5.00%, 05/01/23	370	396,433
Series A, 5.00%, 08/01/23	345	373,258
Series A, 5.00%, 09/15/23	270	293,609
Series B, 4.00%, 09/01/23	200	213,489
Series B, 5.00%, 08/01/23	185	200,153
Series C, 5.00%, 09/01/23	90	97,712
Series C, 5.00%, 11/01/23	100	109,321
Series S, 5.00%, 04/01/23	50	53,334
Series S, 5.00%, 05/01/23	110	117,859
Series T, 5.00%, 11/01/23	150	164,139
Series V, 5.00%, 05/01/23	500	535,721
Series W, 4.00%, 05/01/23	150	158,475
State of Ohio GOL, Series A, 5.00%, 09/01/23	115	124,854
State of Ohio RB
Series A, 5.00%, 02/01/23	100	105,963
Series A, 5.00%, 04/01/23	230	245,505
Series C, 5.00%, 12/01/23	440	482,736

		11,337,216

Oklahoma — 0.9%
City of Oklahoma City OK GO, 5.00%, 03/01/23	215	228,658
Grand River Dam Authority RB, Series A, 5.00%, 06/01/23	725	778,759
Oklahoma Agricultural & Mechanical Colleges RB, Series C, 5.00%, 08/01/23	130	140,767
Oklahoma Capitol Improvement Authority RB 5.00%, 07/01/23	315	339,937
Series A, 5.00%, 01/01/23	45	47,513
Series A, 5.00%, 07/01/23	140	151,083
Series B, 5.00%, 07/01/23	200	215,833
Series C, 5.00%, 01/01/23	100	105,585
Oklahoma City Water Utilities Trust RB, 5.00%, 07/01/23	180	194,218
Oklahoma Turnpike Authority RB, Series D, 4.00%, 01/01/23	180	187,961
Oklahoma Water Resources Board RB 5.00%, 04/01/23	320	341,525
Series A, 5.00%, 04/01/23	135	144,081

		2,875,920

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon — 2.1%
City of Eugene OR Electric Utility System Revenue RB, Series A, 5.00%, 08/01/23	$55	$59,515
City of Portland OR Sewer System Revenue RB
Series A, 5.00%, 03/01/23	500	531,903
Series A, 5.00%, 10/01/23	90	98,178
Series B, 5.00%, 06/15/23	310	333,955
Series B, 5.00%, 10/01/23	115	125,450
City of Portland OR Water System Revenue RB, Series A, 5.00%, 04/01/23	220	234,896
City of Salem OR GO, 5.00%, 06/01/23	100	107,531
City of Salem OR Water & Sewer Revenue RB, 5.00%, 06/01/23	75	80,586
Deschutes & Jefferson Counties School District No. 2J Redmond/OR GO, 0.00%, 06/15/23 (GTD)(a)	45	44,799
Multnomah County School District No. 1 Portland/OR GO, 5.00%, 06/15/23 (GTD)	260	280,047
Oregon State Business Development Commission RB, Series 232, VRDN,2.40%, 12/01/40 Put(b)	350	361,733
Oregon State Lottery RB
Series A, 5.00%, 04/01/23	380	405,673
Series B, 5.00%, 04/01/23	135	144,121
Series C, 5.00%, 04/01/23	145	154,796
Port of Portland OR Airport Revenue RB, Series 23, 5.00%, 07/01/23	175	188,670
Portland Community College District GO, 5.00%, 06/15/23	190	204,650
Salem-Keizer School District No. 24J GO, Series B, 0.00%, 06/15/23 (GTD)(a)	150	149,329
State of Oregon Department of Transportation RB
Series C, 5.00%, 11/15/23	160	175,327
Series A, 5.00%, 11/15/23	605	662,953
Series A, 5.00%, 11/15/29 (PR 11/15/24)	1,000	1,096,091
State of Oregon GO
Series A, 5.00%, 08/01/23	50	54,150
Series C, 5.00%, 06/01/23	100	107,531
Series D, 5.00%, 05/01/23	295	316,075
Series F, 5.00%, 05/01/23	100	107,144
Series G, 5.00%, 11/01/23	45	49,213
Series H, 5.00%, 05/01/23	495	530,364
Series L, 5.00%, 08/01/23	235	254,507
Series O, 5.00%, 08/01/23	70	75,811
Tri-County Metropolitan Transportation District of Oregon RB, Series B, 5.00%, 09/01/23	20	21,725

		6,956,723

Pennsylvania — 2.1%
City of Philadelphia PA GO 5.00%, 08/01/23	250	270,706
Series A, 5.00%, 08/01/23	115	124,525
Commonwealth of Pennsylvania GO
First Series, 5.00%, 01/01/23	550	580,717
First Series, 5.00%, 02/01/23	110	116,574
First Series, 5.00%, 03/01/23	265	281,872
First Series, 5.00%, 03/15/23	195	207,769
First Series, 5.00%, 04/01/23	185	197,499
First Series, 5.00%, 06/15/23	160	172,337
First Series, 5.00%, 08/15/23	815	884,109
First Series, 5.00%, 09/15/23	290	315,701
First Series, 5.00%, 04/01/24 (PR 04/01/23)	350	373,594
Second Series, 5.00%, 09/15/23	340	370,132
Second Series, 5.00%, 10/15/23	570	622,456
County of Lehigh PA GO, 4.00%, 11/15/23	650	698,110

Security	Par (000)	Value

Pennsylvania (continued)
Delaware County Authority RB 5.00%, 08/01/23	$110	$118,828
5.00%, 12/01/23	75	82,120
Pennsylvania Intergovernmental Cooperation Authority ST, 5.00%, 06/15/23	225	242,310
Pennsylvania State University (The) RB, Series B, 5.00%, 09/01/23	125	135,807
Pennsylvania Turnpike Commission RB
Series A, 5.00%, 12/01/23	490	536,714
Series A, 5.25%, 07/15/23 (AGM)	175	189,785
Series A-1, 5.00%, 12/01/23	225	246,360
Series B, 5.00%, 12/01/23	35	38,261
Southeastern Pennsylvania Transportation Authority RB, 5.00%, 06/01/23	120	128,898

		6,935,184

Rhode Island — 0.8%
Rhode Island Commerce Corp. RB, Series A, 5.00%, 06/15/23 .	385	414,228
Rhode Island Health & Educational Building Corp. RB, 5.00%, 09/01/23	215	233,671
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB
Series A, 5.00%, 10/01/23	295	321,627
Series B, 5.00%, 10/01/23	500	545,131
Series C, 5.00%, 10/01/23	25	27,256
State of Rhode Island COP, Series B, 5.00%, 10/01/23	145	157,621
State of Rhode Island GO 5.00%, 11/01/23	50	54,703
Series A, 3.00%, 08/01/23	400	419,119
Series A, 5.00%, 05/01/23	150	160,669
Series D, 5.00%, 08/01/23	400	433,056
Series A, 5.00%, 08/01/23	50	54,132

		2,821,213

South Carolina — 0.2%
Charleston Educational Excellence Finance Corp. RB, 5.00%, 12/01/23	120	131,787
South Carolina Transportation Infrastructure Bank RB, Series A, 5.00%, 10/01/23	115	125,357
State of South Carolina GO
Series A, 5.00%, 04/01/23 (SAW)	295	315,017
Series A, 5.00%, 08/01/23 (SAW)	200	216,675

		788,836

Tennessee — 2.3%
City of Memphis TN GO 5.00%, 05/01/23	370	396,086
Series A, 5.00%, 11/01/23	125	136,730
County of Blount TN GO, Series B, 5.00%, 06/01/23	260	279,150
County of Hamilton TN GO, Series A, 5.00%, 05/01/23	260	278,534
County of Knox TN GO 5.00%, 04/01/23	50	53,356
5.00%, 06/01/23	175	188,063
County of Shelby TN GO
Series A, 4.00%, 03/01/23	260	273,065
Series A, 5.00%, 03/01/23	160	170,165
County of Sumner TN GO, 5.00%, 12/01/23	70	76,845
County of Washington TN GO, Series A, 4.00%, 06/01/23	75	79,392
County of Williamson TN GO, 5.00%, 04/01/23	70	74,718
Metropolitan Government Nashville & Davidson County Sports Authority RB, 5.00%, 07/01/23	80	86,207

54	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee (continued)
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB, Series A, 5.00%, 05/15/23	$175	$187,874
Metropolitan Government of Nashville & Davidson County TN GO 5.00%, 07/01/23	1,255	1,354,789
Series A, 5.00%, 07/01/23	340	367,035
Series A, 5.00%, 01/01/29 (PR 01/01/24)	60	63,307
Series A, 5.00%, 01/01/33 (PR 01/01/24)	1,250	1,318,904
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB 5.00%, 07/01/23	70	75,566
Series B, 5.00%, 07/01/23	100	107,951
State of Tennessee GO
Series A, 5.00%, 08/01/23	870	942,058
Series A, 5.00%, 09/01/23	250	271,759
Series B, 5.00%, 08/01/23	140	151,595
Tennessee State School Bond Authority RB 5.00%, 11/01/23	120	131,311
Series A, 5.00%, 11/01/23	170	186,025
Series B, 5.00%, 11/01/23	510	558,074

		7,808,559

Texas — 11.3%
Abilene Independent School District GO, 5.00%, 02/15/23 (PSF)	175	185,753
Aldine Independent School District GO, 5.00%, 02/15/23 (PSF)	135	143,277
Allen Independent School District GO, 5.00%, 02/15/23 (PSF) .	225	238,856
Alvin Independent School District/TX GO, Series C, 5.00%, 02/15/23 (PSF)	235	249,283
Arlington Independent School District/TX GO, Series B, 5.00%, 02/15/23 (PSF)	385	408,605
Austin Community College District GOL, 5.00%, 08/01/23	235	254,378
Austin Community College District Public Facility Corp. RB, 5.00%, 08/01/23	100	108,154
Austin Independent School District GO Series B, 5.00%, 08/01/23	460	498,184
Series B, 5.00%, 08/01/23 (PSF)	190	205,772
Birdville Independent School District GO 5.00%, 02/15/23 (PSF)	45	47,735
Series B, 5.00%, 02/15/23 (PSF)	40	42,431
Board of Regents of the University of Texas System RB
Series A, 5.00%, 08/15/23	240	260,441
Series I, 5.00%, 08/15/23	375	406,940
Series J, 5.00%, 08/15/23	100	108,517
Bryan Independent School District GO, 4.00%, 02/15/23 (PSF).	250	262,186
Central Texas Regional Mobility Authority RB, Series A, 5.00%, 01/01/23	100	105,392
Central Texas Turnpike System RB Series A, 0.00%, 08/15/23 (AMBAC)(a)	250	247,783
Series C, 5.00%, 08/15/23	625	676,356
City of Austin TX Electric Utility Revenue RB, Series A, 5.00%, 11/15/23	235	257,460
City of Austin TX GOL, 5.00%, 09/01/23	410	445,448
City of Austin TX Water & Wastewater System Revenue RB 5.00%, 05/15/23	40	42,923
5.00%, 11/15/23	215	235,641
Series A, 5.00%, 05/15/23	145	155,597
Series A, 5.00%, 11/15/23	375	411,002
City of Denton TX GOL, 5.00%, 02/15/23	115	121,851

Security	Par (000)	Value

Texas (continued)
City of Fort Worth TX Water & Sewer System Revenue RB, Series A, 5.00%, 02/15/23	$165	$175,117
City of Garland TX GOL, 5.00%, 02/15/23	165	175,117
City of Houston TX Combined Utility System Revenue RB 5.00%, 11/15/23	140	153,471
Series B, 5.00%, 11/15/23	140	153,471
Series C, 5.00%, 05/15/23	355	380,717
Series D, 5.00%, 11/15/23	200	219,245
Serries C, 5.00%, 11/15/23	310	339,829
City of Houston TX GOL, Series A, 5.00%, 03/01/23	135	143,501
City of Lubbock TX GOL, 5.00%, 02/15/23	110	116,744
City of Plano TX GOL, 5.00%, 09/01/23	180	195,701
City of Round Rock TX GOL, 5.00%, 08/15/23	75	81,289
City of San Antonio Texas Electric & Gas Systems Revenue RB, Series REF, 5.00%, 02/01/23	175	185,459
City of San Antonio TX Electric & Gas Systems Revenue RB 5.00%, 02/01/23	505	535,181
5.00%, 02/01/23 (ETM)	330	349,465
City of San Antonio TX GOL, 5.00%, 02/01/23	520	551,077
City of Waco TX GOL, 5.00%, 02/01/23	75	79,453
Clear Creek Independent School District GO, 5.00%, 02/15/23 (PSF)	140	148,490
Conroe Independent School District GO 5.00%, 02/15/23 (PSF)	225	238,705
Series A, 5.00%, 02/15/23 (PSF)	165	175,050
County of Bexar TX GOL, 5.00%, 06/15/23	310	333,587
County of Harris TX GOL, Series A, 5.00%, 10/01/23	90	98,160
County of Harris TX RB 5.00%, 08/15/23	275	298,164
Series A, 5.00%, 08/15/23	200	216,847
Cuero Independent School District GO, 5.00%, 08/15/30 (PR 08/15/23) (PSF)	540	585,353
Cypress-Fairbanks Independent School District GO 5.00%, 02/15/23 (PSF)	570	605,101
Series A, 5.00%, 02/15/23 (PSF)	35	37,155
Dallas Area Rapid Transit RB 5.00%, 12/01/23	150	164,602
Series A, 5.00%, 12/01/23	315	345,664
Dallas Independent School District GO, 5.00%, 08/15/23 (PSF)	100	108,480
Dallas/Fort Worth International Airport RB 5.00%, 11/01/23	200	218,310
Series G, 5.00%, 11/01/23	160	174,812
Denton Independent School District GO, 5.00%, 08/15/23 (PSF)	100	108,423
Fort Bend Independent School District GO, Series A, 5.00%, 08/15/23 (PSF)	105	113,904
Frisco Independent School District GO, Series A, 5.00%, 08/15/23 (PSF)	80	86,799
Goose Creek Consolidated Independent School District GO, 5.00%, 02/15/28 (PR 02/15/23) (PSF)	900	954,642
Grapevine-Colleyville Independent School District GO, 0.00%, 08/15/23 (PSF)(a)	100	99,361
Harris County Toll Road Authority (The) RB, Series A, 5.00%, 08/15/23	335	363,218
Houston Community College System GOL, 5.00%, 02/15/23	270	286,338
Houston Independent School District GOL 5.00%, 02/15/23 (PSF)	350	371,553
Series A, 5.00%, 02/15/23 (PSF)	185	196,392

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Humble Independent School District GO, Series B, 5.00%, 02/15/23 (PSF)	$50	$52,972
Katy Independent School District GO 5.00%, 02/15/23 (PSF)	95	100,850
Series A, 5.00%, 02/15/23 (PSF)	370	392,785
Keller Independent School District/TX GO, Series A, 5.00%, 02/15/23 (PSF)	50	53,066
Killeen Independent School District GO, 5.00%, 02/15/23 (PSF)	180	190,964
Klein Independent School District GO 5.00%, 02/01/23 (PSF)	150	158,887
Series A, 5.00%, 08/01/23 (PSF)	390	422,087
Laredo Independent School District GO, 5.00%, 08/01/23 (PSF)	25	27,034
Leander Independent School District GO 0.00%, 08/15/23 (PSF)(a)	240	238,466
5.00%, 08/15/23 (PSF)	20	21,681
Series A, 5.00%, 08/15/23 (PSF)	85	92,144
Series A, 0.00%, 08/15/23 (PSF)(a)	50	49,696
Series B, 5.00%, 08/15/23	20	21,670
Series D, 0.00%, 08/15/23 (PSF)(a)	95	94,393
Lewisville Independent School District GO 5.00%, 08/15/23	200	216,959
5.00%, 08/15/23 (PSF)	800	867,838
Series A, 4.00%, 08/15/23 (PSF)	35	37,344
Series A, 5.00%, 08/15/23 (PSF)	170	184,415
Series B, 5.00%, 08/15/23	115	124,752
Lone Star College System GOL, Series B, 5.00%, 02/15/23	335	355,540
Lower Colorado River Authority RB 5.00%, 05/15/23	320	343,182
Series B, 5.00%, 05/15/23	355	380,717
Magnolia Independent School District/TX GO, 5.00%, 08/15/23 (PSF)	90	97,530
Manor Independent School District GO, 5.00%, 08/01/23 (PSF)	100	108,209
Metropolitan Transit Authority of Harris County RB 5.00%, 11/01/23	365	399,252
Series A, 5.00%, 11/01/23	105	114,853
Series B, 5.00%, 11/01/23	415	453,944
North East Independent School District/TX GO 5.00%, 08/01/23 (PSF)	275	297,878
5.25%, 02/01/23 (PSF)	220	233,489
Series B, 5.00%, 02/01/23 (PSF)	125	132,276
North Texas Municipal Water District RB 5.00%, 06/01/23	305	327,818
6.25%, 06/01/23	75	82,101
North Texas Municipal Water District Water System Revenue RB, 5.00%, 09/01/23	410	445,289
North Texas Tollway Authority RB 5.00%, 01/01/23	400	422,061
5.00%, 01/01/23 (ETM)	190	200,588
Series A, 5.00%, 01/01/23	570	601,489
Series B, 5.00%, 01/01/23	280	295,367
Northside Independent School District GO 3.00%, 08/15/23 (PSF)	115	120,697
5.00%, 06/15/23 (PSF)	25	26,936
5.00%, 08/01/23 (PSF)	75	81,253
5.00%, 08/15/23 (PSF)	390	423,217
Series A, 5.00%, 08/15/23 (PSF)	65	70,536

Security	Par (000)	Value

Texas (continued)
Northwest Independent School District GO
Series A, 5.00%, 02/15/23 (PSF)	$200	$212,075
Series B, 5.00%, 02/15/23 (PSF)	120	127,245
Pasadena Independent School District GO, 5.00%, 02/15/23 (PSF)	95	100,787
Permanent University Fund - Texas A&M University System RB
5.00%, 07/01/23	200	215,693
Series A, 5.00%, 07/01/23	170	183,339
Series A, 5.25%, 07/01/23	195	211,110
Permanent University Fund - University of Texas System RB
Series A, 5.00%, 07/01/23	50	53,949
Series B, 5.00%, 07/01/23	140	151,059
Plano Independent School District GO, 5.00%, 02/15/23 (PSF) .	385	408,708
Prosper Independent School District GO, 5.00%, 02/15/23 (PSF)	175	185,566
Round Rock Independent School District GO, 5.00%, 08/01/23 (PSF)	90	97,454
San Angelo Independent School District GO, Series A, 5.00%, 02/15/23 (PSF)	190	201,395
San Antonio Water System RB
Series A, 5.00%, 05/15/23	245	262,945
Series B, 5.00%, 05/15/23	160	171,719
Southwest Higher Education Authority Inc. RB, 5.00%, 10/01/23	100	108,664
Spring Branch Independent School District GOL, Series A, 5.00%, 02/01/23 (PSF)	185	196,008
Spring Independent School District GO, 5.00%, 08/15/23 (PSF)	420	455,141
State of Texas GO 5.00%, 04/01/23	150	160,156
5.00%, 08/01/23	150	162,479
5.00%, 10/01/23	760	828,751
Series A, 5.00%, 10/01/23	120	130,855
Series A, 5.00%, 10/01/23	470	512,517
Series B-1, 5.00%, 08/01/23	45	48,744
Series D, 5.00%, 05/15/23	100	107,341
Series I, 5.00%, 04/01/23	115	122,786
State of Texas GOL, Series A, 5.00%, 08/01/23	175	189,559
Tarrant County Cultural Education Facilities Finance Corp. RB 5.00%, 08/15/23	100	108,373
5.00%, 12/01/23	40	43,876
Tarrant Regional Water District RB, 6.00%, 09/01/23	200	220,941
Tarrant Regional Water District Water Supply System RB 5.00%, 03/01/23	410	436,103
Series A, 5.00%, 03/01/23	145	154,232
Texas A&M University RB
Series B, 5.00%, 05/15/23	180	193,069
Series D, 5.00%, 05/15/23	35	37,541
Series E, 5.00%, 05/15/23	210	225,247
Texas State Technical College RB, 5.00%, 10/15/23	20	21,832
Texas State University System RB 5.00%, 03/15/23	170	181,108
Series A, 5.00%, 03/15/23	1,300	1,384,943
Texas Transportation Commission State Highway Fund RB First Series, 5.00%, 10/01/23	630	687,118
Series A, 5.00%, 04/01/23	160	170,810
Series A, 5.00%, 10/01/23	170	185,413
Texas Water Development Board RB 5.00%, 04/15/23	125	133,595
5.00%, 08/01/23	125	135,330

56	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Series A, 5.00%, 04/15/23	$635	$678,665
Series A, 5.00%, 10/15/23	250	273,059
Series B, 5.00%, 10/15/23	200	218,447
Trinity River Authority Central Regional Wastewater System Revenue RB, 5.00%, 08/01/23	75	81,198
Trinity River Authority RB, 5.00%, 02/01/23	155	164,203
United Independent School District GO, 5.00%, 08/15/23 (PSF)	25	27,101
University of Houston RB, 4.00%, 02/15/23	85	89,143
University of North Texas System RB, Series A, 5.00%, 04/15/23	100	106,755
University of Texas System (The) RB
Series C, 5.00%, 08/15/23	375	406,940
Series D, 5.00%, 08/15/23	460	499,179
Series H, 5.00%, 08/15/23	25	27,129

		38,143,532

Utah — 2.1%
Alpine School District/UT GO, 5.00%, 03/15/23 (GTD)	375	399,610
Central Utah Water Conservancy District RB, Series A, 5.00%, 10/01/23	110	119,862
City of Salt Lake City UT Public Utilities Revenue RB, 5.00%, 02/01/23	100	105,885
County of Salt Lake UT RB, 5.00%, 08/15/30 (PR 08/15/23)	1,750	1,898,162
Davis School District GO, 5.00%, 06/01/23 (GTD)	165	177,426
Intermountain Power Agency RB, Series A, 5.00%, 07/01/23	280	301,873
Jordan Valley Water Conservancy District RB, Series B, 5.00%, 10/01/23	75	81,800
State of Utah GO, 5.00%, 07/01/23	40	43,167
University of Utah (The) RB
Series A, 5.00%, 08/01/23 (SAP)	350	378,796
Series B, 5.00%, 08/01/23	175	189,398
Series B, 5.00%, 08/01/27 (PR 08/01/23)	1,075	1,163,326
Series B, 5.00%, 08/01/28 (PR 08/01/23)	565	611,422
Series B-1, 5.00%, 08/01/23	205	221,866
Utah Associated Municipal Power Systems RB, Series A, 5.00%, 09/01/23	620	671,457
Utah State Building Ownership Authority RB, 5.00%, 05/15/23 .	405	434,144
Utah Transit Authority RB, Series A, 5.00%, 06/15/23	245	263,766
Washington County School District Board of Education/St George GO, 5.00%, 03/01/23 (GTD)	110	117,003

		7,178,963

Vermont — 0.1%
State of Vermont GO, Series B, 5.00%, 08/15/23	100	108,480
University of Vermont & State Agricultural College RB, 5.00%, 10/01/23	25	27,191
Vermont Municipal Bond Bank RB, Series 4, 5.00%, 12/01/23	25	27,450

		163,121

Virginia — 4.8%
Chesapeake Bay Bridge & Tunnel District RB, 5.00%, 11/01/23	1,000	1,090,056
City of Falls Church VA GO, Series B, 5.00%, 07/15/23	250	270,239
City of Hampton VA GO, Series A, 5.00%, 09/01/23 (SAW)	10	10,859
City of Newport News VA GO, Series A, 5.00%, 08/01/23	60	64,992
City of Norfolk VA GO 5.00%, 08/01/23 (SAW)	355	384,077
Series A, 5.00%, 08/01/23 (SAW)	35	37,867
City of Richmond VA Public Utility Revenue RB, 5.00%, 01/15/23	175	185,093

Security	Par (000)	Value

Virginia (continued)
Commonwealth of Virginia GO
Series B, 4.00%, 06/01/23	$500	$529,770
Series B, 5.00%, 06/01/23	100	107,531
County of Chesterfield VA Water & Sewer Revenue RB, 5.00%, 11/01/23	70	76,613
County of Fairfax VA GO
Series A, 5.00%, 10/01/23 (SAW)	700	763,747
Series B, 5.00%, 04/01/23 (SAW)	75	80,067
Series B, 5.00%, 10/01/23 (SAW)	625	681,917
County of Henrico VA GO 5.00%, 08/01/23 (SAW)	100	108,301
Series A, 5.00%, 08/01/23	165	178,696
County of Loudoun VA GO
Series A, 5.00%, 12/01/23	140	153,813
Series A, 5.00%, 12/01/23 (SAW)	600	659,200
County of Prince William VA COP, 5.00%, 10/01/23	120	130,614
County of Prince William VA GO, 5.00%, 08/01/23 (SAW)	100	108,283
Fairfax County Water Authority RB, 5.00%, 04/01/23	515	549,945
Hampton Roads Sanitation District RB, Series A, 5.00%, 07/01/23	500	539,582
Town of Leesburg VA GO, 5.00%, 01/15/23 (SAW)	125	132,241
Virginia College Building Authority RB
Series A, 5.00%, 02/01/23	385	408,059
Series A, 5.00%, 09/01/23	40	43,481
Series A, 5.00%, 02/01/28 (PR 02/01/24)	1,025	1,086,124
Series E-1, 5.00%, 02/01/23	295	312,669
Series E-2, 5.00%, 02/01/23	555	588,241
Virginia Commonwealth Transportation Board RB 5.00%, 05/15/23	765	821,157
5.00%, 09/15/23	115	125,169
5.00%, 09/15/23 (PR 03/15/23)	1,100	1,171,921
Series A, 5.00%, 05/15/23	180	193,213
Series C, 5.00%, 05/15/23	90	96,607
Virginia Public Building Authority RB
Series C, 5.00%, 08/01/23	415	449,449
Series A, 4.00%, 08/01/23	145	154,510
Series A, 5.00%, 08/01/23	290	314,072
Series A, 5.00%, 08/01/26 (PR 08/01/24)	220	238,221
Series B, 5.00%, 08/01/23	700	758,106
Virginia Public School Authority RB 5.00%, 03/01/23 (SAW)	150	159,550
5.00%, 07/15/23 (SAW)	45	48,595
5.00%, 08/01/23 (SAW)	390	422,087
Series B, 5.00%, 08/01/23	100	108,227
Series A, 5.00%, 08/01/23 (SAW)	240	259,745
Series B, 5.00%, 08/01/23 (SAW)	125	135,284
Series VI, 5.00%, 04/15/23	155	165,658
Virginia Resources Authority Clean Water Revolving Fund RB, 5.00%, 10/01/23	415	452,374
Virginia Resources Authority RB
Series A, 4.00%, 11/01/23	100	107,394
Series A, 5.00%, 11/01/23	80	87,507
Series B, 5.00%, 11/01/23	200	218,768
Series S, 5.00%, 11/01/23	390	426,598

		16,196,289
Washington — 4.8%
City of Seattle WA Drainage & Wastewater Revenue RB 5.00%, 04/01/23	100	106,756
5.00%, 07/01/23	50	53,958
City of Seattle WA GO, 5.00%, 12/01/23	100	109,823

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
City of Seattle WA GOL
Series A, 5.00%, 04/01/23	$445	$475,130
Series A, 5.00%, 06/01/23	100	107,547
Series A, 5.00%, 11/01/23	100	109,447
City of Seattle WA Municipal Light & Power Revenue RB 5.00%, 09/01/23	230	249,885
Series B, 5.00%, 04/01/23	350	373,543
Series C, 5.00%, 09/01/23	290	315,072
Series C, 5.00%, 10/01/23	195	212,601
City of Seattle WA Water System Revenue RB, 5.00%, 05/01/23	235	251,789
City of Spokane WA Water & Wastewater Revenue RB, 5.00%, 12/01/23	390	428,051
City of Tacoma WA Electric System Revenue RB, 5.00%, 01/01/23	205	216,424
Clark County Public Utility District No. 1 RB, Series 1, 5.00%, 01/01/23	235	248,039
Clark County School District No. 117 Camas GO, 5.00%, 12/01/23 (GTD)	115	126,296
County of King WA GOL 5.00%, 07/01/23	480	517,663
5.25%, 01/01/23	115	121,701
Series B, 5.00%, 12/01/23	165	181,207
Series E, 5.00%, 12/01/23	165	181,207
County of King WA Sewer Revenue RB, Series B, 5.00%, 07/01/23	400	431,386
County of Snohomish WA GOL, 5.00%, 12/01/23	25	27,428
Energy Northwest RB 5.00%, 07/01/23	110	118,670
Series A, 4.00%, 07/01/23	150	159,333
Series A, 5.00%, 07/01/23	1,310	1,413,248
Grant County Public Utility District No 2 Priest Rapids Hydroelectric Project RB, Series A, 5.00%, 01/01/23	250	263,933
King County School District No. 216 Enumclaw GO, 5.00%, 12/01/23 (GTD)	50	54,801
King County School District No. 401 Highline GO, 5.00%, 12/01/23 (GTD)	25	27,412
King County School District No. 403 Renton GO, 5.00%, 12/01/23 (GTD)	125	137,196
King County School District No. 405 Bellevue GO, 5.00%, 12/01/23 (GTD)	710	779,741
King County School District No. 411 Issaquah GO, 5.00%, 12/01/23 (GTD)	255	279,880
King County School District No. 415 Kent GO, 5.00%, 12/01/23 (GTD)	90	98,741
Pierce County School District No. 320 Sumner GO, 5.00%, 12/01/23 (GTD)	175	192,036
Pierce County School District No. 403 Bethel GO, 5.00%, 06/01/23 (GTD)	65	69,841
Pierce County School District No. 416 White River GO, 5.00%, 12/01/23 (GTD)	70	76,876
Port of Seattle WA GOL 5.00%, 01/01/23	55	58,058
5.00%, 06/01/23	250	268,744
Port of Seattle WA RB, Series B, 5.00%, 03/01/23	70	74,437
Port of Tacoma WA GOL, Series A, 5.00%, 12/01/23	180	197,562
Port of Tacoma WA RB, Series A, 4.00%, 12/01/23	125	134,415
Skagit County School District No. 103 Anacortes GO, 5.00%, 12/01/23 (GTD)	25	27,401

Security	Par (000)	Value

Washington (continued)
Snohomish County School District No. 15 Edmonds GO, 4.00%, 12/01/23 (GTD)	$20	$21,528
Snohomish County School District No. 201 Snohomish GO, 5.00%, 12/01/23 (GTD)	165	181,026
Snohomish County School District No. 4 Lake Stevens GO, 5.00%, 12/01/23 (GTD)	140	153,383
Snohomish County School District No. 6 Mukilteo GO, 5.00%, 12/01/23 (GTD)	245	268,958
Spokane & Whitman Counties School District No. 360 Cheney GO, 5.00%, 12/01/23 (GTD)	100	109,735
State of Washington COP
Series A, 5.00%, 07/01/23	455	490,226
Series B, 5.00%, 07/01/23	235	253,194
State of Washington GO
Series C, 5.00%, 02/01/23	350	370,917
Series A, 5.00%, 08/01/23	420	454,863
Series B, 5.00%, 07/01/23	530	571,957
Series B, 5.00%, 08/01/23	185	200,357
Series C, 5.00%, 02/01/23	250	264,941
Series C, 5.50%, 07/01/23	90	95,575
Series D, 5.00%, 02/01/23	210	222,550
Series E, 5.00%, 06/01/23	100	107,531
Series E, 5.25%, 02/01/23	150	159,431
Series R, 4.00%, 07/01/23	90	95,631
Series R, 5.00%, 07/01/23	120	129,500
Series R-2015, 5.00%, 07/01/23	300	323,749
Series R-2017A, 5.00%, 08/01/23	215	232,847
Series R-2018D, 5.00%, 08/01/23	100	108,301
Series R-C, 5.00%, 07/01/23	375	404,687
State of Washington RB, Series C, 5.00%, 09/01/23	525	570,187
University of Washington RB
Series A, 4.00%, 12/01/23	165	177,786
Series B, 4.00%, 06/01/23	185	196,015
Series C, 5.00%, 12/01/23	215	236,119
Washington State University RB 5.00%, 04/01/23	315	335,353
5.00%, 10/01/23	120	130,396
Yakima County School District No. 90 East Valley GO, 5.00%, 12/01/23 (GTD)	15	16,440

		16,160,461

West Virginia — 0.5%
State of West Virginia GO
Series A, 5.00%, 06/01/23	625	672,068
Series A, 5.00%, 11/01/23	55	60,196
Series A, 5.00%, 12/01/23	100	109,757
Series B, 5.00%, 06/01/23	125	134,414
West Virginia Parkways Authority RB, 5.00%, 06/01/23	260	279,580
West Virginia State School Building Authority Lottery RB, Series A, 5.00%, 07/01/23	150	161,482
West Virginia Water Development Authority RB
Series A, 5.00%, 07/01/23	100	107,759
Series A-II, 5.00%, 11/01/23	80	87,221

		1,612,477

Wisconsin — 3.9%
City of Madison WI GO, Series A, 4.00%, 10/01/23	425	455,423
City of Madison WI Water Utility Revenue RB, 5.00%, 01/01/23	50	52,792
City of Milwaukee WI GO, Series N1, 5.00%, 02/01/23	270	285,856

58	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2023 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Milwaukee County Metropolitan Sewer District GO, Series A, 5.00%, 10/01/23	$370	$403,247
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio RB
Series 1, 5.00%, 06/01/24 (PR 06/01/23)	1,490	1,600,730
Series 2, 5.00%, 06/01/23	115	123,560
State of Wisconsin Environmental Improvement Fund Revenue RB, Series A, 5.00%, 06/01/23	930	999,729
State of Wisconsin GO
5.00%, 11/01/23	430	470,170
Series D, 5.00%, 05/01/23	360	385,832
Series 1, 5.00%, 05/01/23	450	482,290
Series 1, 5.00%, 11/01/23	320	349,894
Series 2, 5.00%, 11/01/23	255	278,822
Series A, 5.00%, 05/01/23	100	107,175
Series A, 5.00%, 05/01/28 (PR 05/01/23)	1,000	1,071,285
Series A, 5.00%, 05/01/29 (PR 05/01/23)	2,000	2,142,571
Series B, 4.00%, 05/01/23	55	58,125
Series C, 5.00%, 05/01/23	40	42,870
State of Wisconsin RB, Series A, 5.00%, 05/01/23	400	428,577
Wisconsin Department of Transportation RB
Series 1, 4.00%, 07/01/23	95	100,944
Series 1, 5.00%, 07/01/23	350	377,708
Series 1, 5.00%, 07/01/26 (PR 07/01/23)	645	695,498
Series 1, 5.00%, 07/01/27 (PR 01/01/24)	640	690,553
Series 1, 5.00%, 07/01/30 (PR 07/01/24)	240	258,957
Series 2, 5.00%, 07/01/23	255	275,186
Series A, 5.00%, 07/01/23	575	620,519

Security	Par/ Shares (000)	Value

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority RB
5.00%, 08/15/23	$115	$124,536
Series A, 5.00%, 11/15/23	40	43,840
WPPI Energy RB, Series A, 5.00%, 07/01/23	230	247,006

		13,173,695

Total Municipal Debt Obligations — 98.7%

(Cost: $326,556,278)		331,878,726

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Liquidity Funds: MuniCash, 0.01%(c)(d)	424	423,667

Total Short-Term Investments — 0.1%

(Cost: $423,667)		423,667

Total Investments in Securities — 98.8%
(Cost: $326,979,945)		332,302,393

Other Assets, Less Liabilities — 1.2%		4,172,331

Net Assets — 100.0%		$336,474,724

(a)	Zero-coupon bond.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash	$190,614	$232,806	(a)	$—	$247	$—	$423,667	424	$55	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$331,878,726	$—	$331,878,726
Money Market Funds	423,667	—	—	423,667

	$423,667	$331,878,726	$—	$332,302,393

See notes to financial statements.

SCHEDULE OF INVESTMENTS	59

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 0.9%
Alabama Federal Aid Highway Finance Authority RB
Series A, 5.00%, 09/01/24	$195	$220,550
Series B, 5.00%, 09/01/24	470	531,583
Alabama Public School & College Authority RB
Series A, 5.00%, 02/01/24	25	27,636
Series A, 5.00%, 05/01/24	75	83,738
Series B, 5.00%, 01/01/24	320	352,556
Series C, 5.00%, 06/01/24	100	112,016
Auburn University RB, Series B, 5.00%, 06/01/24	90	100,691
City of Huntsville AL GO, Series A, 5.00%, 08/01/24	15	16,907
County of Mobile AL GOL, Series A, 5.00%, 06/01/24	50	55,953
State of Alabama GO
Series A, 5.00%, 08/01/24	235	264,737
Series A, 5.00%, 11/01/24	90	102,350
Series C, 5.00%, 08/01/24	100	112,654
University of Alabama (The) RB, Series A, 5.00%, 07/01/24	130	145,835

		2,127,206

Alaska — 0.2%
State of Alaska GO, Series B, 5.00%, 08/01/24	405	455,773

Arizona — 2.6%
Arizona Board of Regents COP, Series A, 5.00%, 06/01/24	100	111,741
Arizona State University RB
Series B, 5.00%, 07/01/24	155	174,101
Series C, 5.00%, 07/01/24	65	73,010
Arizona Transportation Board RB, 5.00%, 07/01/24	335	376,064
Arizona Water Infrastructure Finance Authority RB, Series A, 5.00%, 10/01/24	245	277,828
City of Peoria AZ GOL, Series B, 5.00%, 07/15/24	225	253,105
City of Phoenix AZ GO 4.00%, 07/01/24	565	619,499
5.00%, 07/01/24	145	162,827
City of Phoenix Civic Improvement Corp. RB 5.00%, 07/01/24	415	466,130
Series A, 5.00%, 07/01/24	435	488,468
Series B, 5.00%, 07/01/24	705	791,950
Series D, 5.00%, 07/01/24	195	218,642
City of Scottsdale AZ GOL, 4.00%, 07/01/24	280	307,322
City of Tucson AZ COP, 5.00%, 07/01/24 (AGM)	85	94,705
City of Tucson AZ Water System Revenue RB, 5.00%, 07/01/24	70	78,586
County of Pima AZ Sewer System Revenue RB, 5.00%, 07/01/24	250	280,665
Maricopa County Unified School District No. 97-Deer Valley/AZ GO, 4.00%, 07/01/24	20	21,896
Maricopa County Union High School District No. 210-Phoenix GO 5.00%, 07/01/24	50	56,176
Series C, 3.00%, 07/01/24	165	176,636
Regional Public Transportation Authority RB, 5.25%, 07/01/24 .	210	237,149
Salt River Project Agricultural Improvement & Power District RB, 5.00%, 01/01/24	300	330,590
State of Arizona COP 5.00%, 09/01/24	335	378,386
5.00%, 10/01/24	160	181,379

Security	Par (000)	Value

Arizona (continued)
University of Arizona (The) RB
Series A, 5.00%, 06/01/24	$50	$55,981
Series B, 5.00%, 06/01/24	150	167,942

		6,380,778

Arkansas — 0.4%
State of Arkansas GO 4.00%, 06/01/24	600	655,390
5.00%, 04/01/24	195	216,954

		872,344

California — 11.5%
Allan Hancock Joint Community College District/CA GO 5.00%, 08/01/24	205	231,483
5.00%, 08/01/24 (ETM)	10	11,272
Beverly Hills Unified School District CA GO 0.00%, 08/01/24(a)	655	647,559
4.00%, 08/01/24	75	82,638
California Educational Facilities Authority RB, 0.00%, 10/01/24(a)	160	156,811
California Health Facilities Financing Authority RB, Series A, 5.00%, 11/15/24	135	153,777
California Infrastructure & Economic Development Bank RB 5.00%, 10/01/24	415	471,256
Series A, 5.00%, 10/01/24	355	403,434
California State Public Works Board RB
Series A, 5.00%, 06/01/24	75	83,930
Series A, 5.00%, 09/01/24	250	282,454
Series B, 5.00%, 10/01/24	410	464,681
Series C, 5.00%, 03/01/24	100	110,816
Series D, 5.00%, 09/01/24	145	163,823
Series F, 5.00%, 05/01/24	135	150,586
Series G, 5.00%, 05/01/24	120	133,854
Series H, 5.00%, 12/01/24	65	74,115
Serise A, 5.00%, 03/01/24	145	160,684
California State University RB
Series A, 4.00%, 11/01/24	65	72,087
Series A, 5.00%, 11/01/24	495	563,720
Serise A, 4.00%, 11/01/24	150	166,355
Cerritos Community College District GO, Series D, 0.00%, 08/01/24(a)	125	122,837
City of Los Angeles CA Wastewater System Revenue RB, Series A, 5.00%, 06/01/24	85	95,237
City of Los Angeles Department of Airports RB
Series B, 5.00%, 05/15/24	265	296,040
Series C, 5.00%, 05/15/24	140	156,399
City of Petaluma CA Wastewater Revenue RB, 5.00%, 05/01/24	130	145,147
City of San Francisco CA Public Utilities Commission Water Revenue RB 4.00%, 11/01/24	130	144,174
5.00%, 11/01/24	240	273,318
Series D, 5.00%, 11/01/24	15	17,082
Coast Community College District GO, Series D, 5.00%, 08/01/24	80	90,335
Contra Costa Transportation Authority RB, Series A, 5.00%, 03/01/24	45	49,934
Eastern Municipal Water District RB, Series A, 5.00%, 07/01/24	225	253,047
Escondido Union High School District GO, Series A, 0.00%, 08/01/24 (AGC)(a)	255	251,276

60	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Evergreen School District GO, 0.00%, 08/01/24 (AGC)(a)	$100	$98,458
Foothill-De Anza Community College District GO 4.00%, 08/01/24	110	121,170
5.00%, 08/01/24	195	220,134
Grossmont Union High School District GO 5.00%, 08/01/24	150	169,113
Series 2004, 0.00%, 08/01/24 (NPFGC)(a)	425	417,533
Long Beach Community College District GO
Series D, 0.00%, 05/01/24 (NPFGC)(a)	170	167,340
Series F, 5.00%, 06/01/24	185	207,281
Los Angeles Community College District/CA GO, Series C, 5.00%, 08/01/24	290	327,293
Los Angeles County Metropolitan Transportation Authority RB 5.00%, 07/01/24	110	123,775
Series A, 5.00%, 06/01/24	630	706,295
Series A, 5.00%, 07/01/24	345	388,005
Los Angeles County Sanitation Districts Financing Authority RB, Series A, 5.00%, 10/01/24	195	221,617
Los Angeles Department of Water & Power Power System Revenue RB Series A, 5.00%, 07/01/24	355	398,883
Series B, 5.00%, 07/01/24	580	651,594
Series C, 5.00%, 07/01/24	105	117,939
Serise A, 5.00%, 07/01/24	80	89,950
Los Angeles Unified School District/CA GO
Series A, 5.00%, 07/01/24	1,185	1,330,691
Series B, 5.00%, 07/01/24	210	235,819
Series C, 5.00%, 07/01/24	485	544,629
Municipal Improvement Corp. of Los Angeles RB, Series B, 5.00%, 11/01/24	100	113,883
North Orange County Community College District/CA GO, Series B, 0.00%, 08/01/24 (NPFGC)(a)	120	117,988
Pajaro Valley Unified School District GO, Series B, 0.00%, 08/01/24 (AGM)(a)	100	98,485
Pasadena Unified School District GO, Series B, 5.00%, 08/01/24	30	33,831
Placer Union High School District/CA GO, Series A, 0.00%, 08/01/24 (NPFGC)(a)	25	24,541
Port of Los Angeles RB, Series A, 5.00%, 08/01/24	15	16,876
Poway Unified School District GO, Series A, 0.00%, 08/01/24(a)	50	49,189
Riverside County Transportation Commission RB, Series B, 5.00%, 06/01/24	100	111,824
Sacramento Municipal Utility District RB, Series E, 5.00%, 08/15/24	200	225,940
Salinas Union High School District GO, Series A, 0.00%, 10/01/24 (NPFGC)(a)	20	19,607
San Diego Community College District GO, 5.00%, 08/01/24	360	405,977
San Diego Unified School District/CA GO
Series A, 0.00%, 07/01/24(a)	440	434,747
Series A, 0.00%, 07/01/24 (ETM)(a)	160	157,670
Series C-2, 5.50%, 07/01/24 (AGM)	255	290,167
Series D-1, 5.50%, 07/01/24 (NPFGC)	395	449,475
Series R-4, 5.00%, 07/01/24	185	208,061
San Francisco Bay Area Rapid Transit District Sales Tax Revenue RB, Series A, 5.00%, 07/01/24	235	263,759
San Francisco City & County Airport Commission San Francisco International Airport RB, Series D, 5.00%, 05/01/24	170	189,401

Security	Par (000)	Value

California (continued)
San Francisco City & County Public Utilities Commission Wastewater Revenue RB, Series A, 5.00%, 10/01/24	$155	$175,963
San Jose Unified School District GO, 5.00%, 08/01/24	235	265,359
San Marcos Unified School District GO, 0.00%, 08/01/24(a)	40	39,340
San Mateo County Community College District GO, Series B, 0.00%, 09/01/24 (NPFGC)(a)	120	118,335
San Mateo Union High School District GO, 4.00%, 09/01/24	210	231,543
San Ramon Valley Unified School District/CA GO, 5.00%, 08/01/24	85	95,781
Santa Clara County Financing Authority RB, Serise A, 5.00%, 11/15/24	445	507,913
Santa Clara Valley Transportation Authority RB, Series A, 5.00%, 06/01/24	150	168,148
Santa Clara Valley Water District COP, Series C, 5.00%, 06/01/24	225	252,409
Southern California Public Power Authority RB 5.00%, 07/01/24	80	89,927
Series C, 5.00%, 07/01/24	300	337,225
State of California Department of Water Resources RB 5.00%, 12/01/24	245	280,087
Series AR, 5.00%, 12/01/24 (PR 06/01/24)	35	39,244
Series AS, 5.00%, 12/01/24	410	468,716
Series AV, 5.00%, 12/01/24	55	62,877
Series AW, 5.00%, 12/01/24	105	120,037
Series BA, 5.00%, 12/01/24	170	194,346
State of California GO 4.00%, 10/01/24	110	121,588
4.00%, 11/01/24	55	60,945
5.00%, 03/01/24	425	471,286
5.00%, 04/01/24	550	611,921
5.00%, 05/01/24	500	558,123
5.00%, 08/01/24	380	428,308
5.00%, 09/01/24	995	1,125,070
5.00%, 10/01/24	775	879,087
5.00%, 11/01/24	645	733,920
Series A, 5.00%, 10/01/24	175	198,503
Series B, 5.00%, 08/01/24	325	366,316
Series B, 5.00%, 09/01/24	880	995,036
Sunnyvale Elementary School District GO, 5.00%, 09/01/24	150	170,018
University of California RB
Series AM, 5.00%, 05/15/24	140	156,626
Series AO, 5.00%, 05/15/24	440	492,252
Series AR, 4.00%, 05/15/24	300	328,052
Series AV, 5.00%, 05/15/24	170	190,188
Series AY, 5.00%, 05/15/24	160	179,001
William S Hart Union High School District GO, Series B, 0.00%, 08/01/24 (AGM)(a)	125	122,871

		27,865,462

Colorado — 0.8%
Board of Governors of Colorado State University System RB, Series E-2, 5.00%, 03/01/24 (NPFGC)	150	166,039
City & County of Denver Co. Airport System Revenue RB, Series A, 5.00%, 11/15/24	110	125,049
Denver City & County School District No. 1 COP, Series A, 5.00%, 12/01/24	70	79,654
Denver City & County School District No. 1 GO 5.00%, 12/01/24 (SAW)	250	285,057
Series A, 5.50%, 12/01/24 (SAW)	405	467,984
Series B, 5.00%, 12/01/24 (SAW)	95	108,322

SCHEDULE OF INVESTMENTS	61

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
E-470 Public Highway Authority RB, Series B, 0.00%, 09/01/24 (NPFGC)(a)	$25	$24,556
Metro Wastewater Reclamation District RB, Series A, 5.00%, 04/01/24	215	239,206
University of Colorado RB
Series B-1, 5.00%, 06/01/24	170	190,428
Series C, VRDN,2.00%, 06/01/54 (Put 10/15/24)(b)(c)	250	260,706

		1,947,001

Connecticut — 1.6%
State of Connecticut GO
Series A, 5.00%, 03/01/24	105	116,357
Series A, 5.00%, 03/15/24	190	210,875
Series B, 5.00%, 04/15/24	315	350,754
Series B, 5.00%, 05/15/24	235	262,526
Series D, 5.00%, 04/15/24	555	617,995
Series D, 5.00%, 06/15/24	85	95,263
Series D, 5.00%, 08/15/24	295	332,733
Series E, 5.00%, 09/15/24	130	147,091
Series E, 5.00%, 10/15/24	200	227,002
State of Connecticut Special Tax Revenue RB
Series A, 4.00%, 05/01/24	60	65,437
Series A, 5.00%, 08/01/24	415	467,392
Series A, 5.00%, 09/01/24	580	655,292
Series B, 5.00%, 08/01/24	400	450,498

		3,999,215

Delaware — 1.0%
City of Wilmington DE GO, 4.00%, 12/01/24	100	111,063
County of New Castle DE GO, 5.00%, 10/01/24	225	255,430
Delaware Transportation Authority RB
4.00%, 07/01/24	335	367,501
5.00%, 07/01/24	805	904,429
State of Delaware GO
5.00%, 03/01/24	360	399,474
Series 2009C, 5.00%, 10/01/24	220	249,754
Series A, 5.00%, 10/01/24	100	113,524
Series B, 5.00%, 07/01/27 (PR 07/01/24)	85	95,281

		2,496,456

District of Columbia — 1.4%
District of Columbia GO
Series A, 4.00%, 06/01/24	55	60,182
Series A, 5.00%, 06/01/24	400	447,955
Series A, 5.00%, 10/15/24	120	136,316
Series B, 5.00%, 06/01/24	320	358,364
Series D, 5.00%, 06/01/24	490	548,745
District of Columbia RB
Series A, 5.00%, 12/01/24	460	524,962
Series C, 5.00%, 10/01/24	515	584,167
District of Columbia Water & Sewer Authority RB
Series A, 5.00%, 10/01/24	350	397,116
Series B, 5.00%, 10/01/24	340	385,771
Metropolitan Washington Airports Authority Aviation Revenue RB, Series B, 5.00%, 10/01/24	35	39,646

		3,483,224

Florida — 3.5%
Central Florida Expressway Authority RB, 5.00%, 07/01/24	30	33,663
City of Jacksonville FL RB, Series B, 5.00%, 10/01/24	25	28,319
City of Tampa FL Water & Wastewater System Revenue RB, 5.00%, 10/01/24	25	28,373

Security	Par (000)	Value

Florida (continued)
County of Hillsborough FL Community Investment Tax Revenue RB, 5.00%, 11/01/24	$50	$56,317
County of Miami-Dade FL Aviation Revenue RB, 5.00%, 10/01/24	150	169,538
County of Miami-Dade FL GO
Series A, 5.00%, 07/01/24	305	342,385
Series B, 5.00%, 07/01/24	100	112,238
County of Miami-Dade FL Transit System RB, 5.00%, 07/01/24	150	167,718
County of Miami-Dade FL Water & Sewer System Revenue RB
5.00%, 10/01/24	450	509,454
Series B, 5.00%, 10/01/24	130	147,176
County of Sarasota FL RB, 5.00%, 10/01/24	45	50,889
Florida Department of Environmental Protection RB
5.00%, 07/01/24	295	331,269
Series A, 5.00%, 07/01/24	590	662,538
Florida Municipal Power Agency RB, Series A, 5.00%, 10/01/24	20	22,624
Florida State Development Commission RB, Series A, 5.00%, 07/01/24	100	111,699
Florida’s Turnpike Enterprise RB, Series A, 5.00%, 07/01/24	665	746,710
Hillsborough County School Board COP, Series A, 5.00%, 07/01/24	120	134,073
Lee County School Board (The) COP, 5.00%, 08/01/24	60	67,487
Miami-Dade County Expressway Authority RB, Series B, 5.00%, 07/01/24	280	311,968
Orange County Convention Center/Orlando RB, 5.00%, 10/01/24	190	214,452
Orange County School Board COP
Series B, 5.00%, 08/01/24	15	16,872
Series D, 5.00%, 08/01/24	50	56,239
Orlando Utilities Commission RB, Series A, 5.00%, 10/01/24	125	141,866
Palm Beach County School District COP, Series B, 5.00%, 08/01/24	280	315,020
Pasco County School Board COP, Series A, 5.00%, 08/01/24	60	67,276
Reedy Creek Improvement District GOL, Series A, 5.00%, 06/01/24	190	211,892
School Board of Miami-Dade County (The) COP
Series A, 5.00%, 05/01/24	315	350,031
Series D, 5.00%, 02/01/24	110	121,077
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/24	195	216,178
School District of Broward County/FL COP
Series A, 5.00%, 07/01/24	245	274,495
Series B, 5.00%, 07/01/24	20	22,408
Series C, 5.00%, 07/01/24	120	134,447
State of Florida Department of Transportation Turnpike System Revenue RB, Series A, 5.00%, 07/01/24	235	263,759
State of Florida GO
Seires E, 5.00%, 06/01/24	200	223,922
Series A, 5.00%, 01/01/24	195	214,749
Series A, 5.00%, 07/01/24	155	174,101
Series B, 5.00%, 06/01/24	225	251,913
Series F, 5.00%, 06/01/24	455	509,424
State of Florida Lottery Revenue RB
Series A, 5.00%, 07/01/24	340	381,705
Series B, 5.00%, 07/01/24	280	314,345
Volusia County School Board COP, Series A, 5.00%, 08/01/24	20	22,490
Volusia County School Board RB, 5.00%, 10/01/24	20	22,630

		8,555,729

62	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 2.0%
City of Atlanta GA Airport Passenger Facility Charge RB, Series A, 5.00%, 01/01/24	$695	$764,752
City of Atlanta GA Water & Wastewater Revenue RB 5.00%, 11/01/24	575	654,455
Series B, 5.00%, 11/01/24	100	113,818
County of Forsyth GA GO, 5.00%, 09/01/24	280	316,857
Fayette County School District/GA GO, 5.25%, 09/01/24 (SAW)	105	119,497
Georgia Ports Authority RB, 5.00%, 07/01/24	200	224,368
Gwinnett County School District GO, 5.00%, 02/01/24	100	110,569
Gwinnett County Water & Sewerage Authority RB, 5.00%, 08/01/24	500	563,563
Metropolitan Atlanta Rapid Transit Authority RB, Series A, 4.00%, 07/01/24	195	213,755
State of Georgia GO
Series A, 5.00%, 02/01/24	175	193,413
Series A-1, 5.00%, 02/01/24	155	171,308
Series A-1, 5.00%, 08/01/24	165	186,073
Series C, 5.00%, 07/01/24	220	247,298
Series C-1, 5.00%, 01/01/24	135	148,704
Series C-1, 5.00%, 07/01/24	375	421,532
Series E, 5.00%, 12/01/24	320	365,403
Series F, 5.00%, 01/01/24	100	110,151

		4,925,516

Hawaii — 1.4%
City & County Honolulu HI Wastewater System Revenue RB Series A, 5.00%, 07/01/24	480	538,402
Series B, 5.00%, 07/01/24	170	190,852
City & County of Honolulu HI GO
Series A, 5.00%, 09/01/24	430	486,081
Series A, 5.00%, 10/01/24	75	85,049
Series B, 5.00%, 10/01/24	90	102,059
Series C, 5.00%, 10/01/24	70	79,380
Series D, 5.00%, 09/01/24	150	169,563
County of Hawaii HI GO
Series A, 5.00%, 09/01/24	115	129,929
Series B, 4.00%, 09/01/24	20	22,034
County of Maui HI GO, 5.00%, 09/01/24	35	39,596
State of Hawaii GO
Series EO, 5.00%, 08/01/24	40	45,073
Series ET, 5.00%, 10/01/24	135	153,089
Series EZ, 5.00%, 10/01/24	440	498,957
Series FE, 5.00%, 10/01/24	345	391,228
Series FH, 5.00%, 10/01/24	115	130,409
Series FN, 5.00%, 10/01/24	35	39,690
State of Hawaii State Highway Fund RB, Series B, 5.00%, 01/01/24	210	231,269

		3,332,660

Idaho — 0.1%
Idaho Housing & Finance Association RB 5.00%, 07/15/24	135	151,396
Series A, 5.00%, 07/15/24	25	28,036

		179,432

Illinois — 2.4%
Chicago O’Hare International Airport, Series B, 5.00%, 01/01/24	130	142,809
Chicago O’Hare International Airport RB
Series B, 5.00%, 01/01/24	160	175,765
Series C, 5.00%, 01/01/24	255	280,126

Security	Par (000)	Value

Illinois (continued)
Series D, 5.00%, 01/01/24	$145	$159,288
Series E, 5.00%, 01/01/24	175	192,243
Chicago Transit Authority Capital Grant Receipts Revenue RB, 5.00%, 06/01/24	125	139,197
Illinois Finance Authority RB 5.00%, 01/01/24	100	109,991
5.00%, 07/01/24	650	728,991
Series A, 5.00%, 10/01/24	305	345,677
Illinois State Toll Highway Authority RB 5.00%, 01/01/24	100	109,876
Series D, 5.00%, 01/01/24	195	214,259
State of Illinois GO 5.00%, 02/01/24	475	521,396
5.00%, 04/01/24	105	115,915
5.00%, 05/01/24	700	774,937
Series A, 4.00%, 05/01/24	245	265,171
Series A, 5.00%, 03/01/24	130	143,108
Series A, 5.00%, 10/01/24	65	72,977
Series A, 5.00%, 11/01/24	250	281,427
Series A, 5.00%, 12/01/24	50	56,419
Series B, 5.00%, 12/01/24	125	141,048
Series D, 5.00%, 11/01/24	400	450,283
State of Illinois RB
Series C, 4.00%, 06/15/24	25	27,202
Series C, 5.00%, 06/15/24	200	222,809
Series D, 5.00%, 06/15/24	75	83,553

		5,754,467

Indiana — 1.2%
Indiana Finance Authority RB
Series A, 5.00%, 02/01/24	295	326,249
Series A, 5.00%, 10/01/24	230	260,890
Series C, 5.00%, 12/01/24	550	628,219
Indiana Municipal Power Agency RB, Series C, 5.00%, 01/01/24	335	368,009
Indiana University RB
Series A, 5.00%, 06/01/24	60	67,144
Series W-2, 5.00%, 08/01/24	175	197,093
Series X, 5.00%, 08/01/24	160	180,199
Purdue University COP, Series A, 5.00%, 07/01/24	180	202,284
Purdue University RB 5.25%, 07/01/24	100	113,099
Series A, 5.00%, 07/01/24	200	224,760
Series DD, 5.00%, 07/01/24	280	314,664

		2,882,610

Iowa — 0.3%
Iowa Finance Authority RB, 5.00%, 08/01/24	425	479,403
State of Iowa RB 5.00%, 06/15/24	100	112,018
Series A, 5.00%, 06/01/24	110	123,067

		714,488

Kansas — 0.6%
City of Wichita KS Water & Sewer Utility Revenue RB, Series A, 5.00%, 10/01/24	200	226,611
Johnson County Unified School District No. 229 Blue Valley GO, Series B, 5.00%, 10/01/24	70	79,401
Johnson County Water District No. 1 RB, 5.00%, 01/01/24	35	38,569
Kansas Development Finance Authority RB, 5.00%, 05/01/24	400	446,074
Sedgwick County Unified School District No. 259 Wichita GO, Series A, 4.00%, 10/01/24	105	115,932

SCHEDULE OF INVESTMENTS	63

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kansas (continued)
State of Kansas Department of Transportation RB, Series A, 5.00%, 09/01/24	$585	$660,764

		1,567,351

Kentucky — 0.1%
Louisville & Jefferson County Metropolitan Sewer District RB, 5.00%, 05/15/24	200	223,211

Louisiana — 0.3%
State of Louisiana GO 5.00%, 05/01/24	185	206,505
Series A, 5.00%, 09/01/24	140	158,174
Series B, 5.00%, 05/01/24	25	27,893
Series C, 5.00%, 08/01/24	50	56,297
Series D-2, 5.00%, 12/01/24	150	170,985
State of Louisiana RB, 5.00%, 09/01/24	100	113,012

		732,866

Maine — 0.8%
City of Portland ME GO, 5.00%, 10/01/24	140	158,672
Maine Municipal Bond Bank RB
Series A, 5.00%, 11/01/24	150	170,534
Series B, 5.00%, 11/01/24	110	125,058
Series C, 5.00%, 11/01/24	360	409,283
Series D, 5.00%, 11/01/24	75	85,267
Maine Turnpike Authority RB, 5.00%, 07/01/24	120	134,549
State of Maine GO, Series B, 5.00%, 06/01/24	770	862,102

		1,945,465

Maryland — 4.4%
City of Baltimore MD RB, Series A, 5.00%, 07/01/24	95	106,599
County of Anne Arundel MD GOL, 5.00%, 10/01/24	585	663,934
County of Baltimore MD GO 5.00%, 02/01/24	100	110,569
5.00%, 03/01/24	400	443,761
5.00%, 08/01/24	225	253,736
County of Carroll MD GO, 5.00%, 11/01/24	225	256,164
County of Charles MD GO, 5.00%, 10/01/24	100	113,493
County of Frederick MD GO, Series A, 5.00%, 08/01/24	25	28,193
County of Howard MD GO
Series A, 5.00%, 02/15/24	120	132,889
Series A, 5.00%, 08/15/24	250	282,350
Series B, 5.00%, 02/15/24	50	55,371
Series C, 5.00%, 02/15/24	75	83,056
County of Montgomery MD GO
Series A, 4.00%, 11/01/31 (PR 11/01/24)	1,000	1,108,399
Series A, 5.00%, 11/01/24	750	853,878
Series A, 5.00%, 12/01/24	125	142,736
Series A, 5.00%, 11/01/26 (PR 11/01/24)	10	11,382
Series B, 5.00%, 06/01/24	205	229,690
Series B, 5.00%, 11/01/24	50	56,925
County of Prince George’s MD GOL
Series A, 4.00%, 09/01/24	390	430,241
Series A, 5.00%, 07/15/24	220	247,671
Series B, 5.00%, 07/15/24	225	253,300
State of Maryland Department of Transportation RB
4.00%, 09/01/24	235	259,318
5.00%, 05/01/24	205	228,994
5.00%, 09/01/24	205	231,985
5.00%, 10/01/24	305	346,249
5.00%, 11/01/24	235	267,624

Security	Par (000)	Value

Maryland (continued)
State of Maryland GO
First Series, 5.00%, 06/01/24	$460	$515,402
Series A, 5.00%, 03/15/24	250	277,781
Series A, 5.00%, 08/01/24	150	169,157
Series B, 4.00%, 08/01/24	200	220,078
Series B, 5.00%, 08/01/24	835	941,642
Series C-2, 5.00%, 08/01/24	535	603,327
Washington Suburban Sanitary Commission RB
4.00%, 06/01/24	90	98,528
5.00%, 06/01/24	555	621,844
5.00%, 06/15/24 (GTD)	40	44,885

		10,691,151

Massachusetts — 2.8%
City of Boston MA GO, Series D, 5.00%, 03/01/24	250	277,350
Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue RB, Series A, 5.00%, 06/15/24	105	117,824
Commonwealth of Massachusetts GO
Series C, 5.00%, 10/01/24	100	113,462
Series C, 5.50%, 12/01/24 (AMBAC)	135	156,175
Commonwealth of Massachusetts GOL
Series 7, 5.00%, 07/01/24	130	146,094
Series A, 5.00%, 01/01/24	250	275,434
Series A, 5.00%, 07/01/24	40	44,952
Series B, 5.00%, 07/01/24	640	719,232
Series B, 5.25%, 09/01/24 (AGM)	850	967,353
Series C, 5.00%, 07/01/24	60	67,428
Series C, 5.00%, 10/01/24	300	340,386
Series F, 5.00%, 05/01/24	100	111,651
Series H, 5.00%, 12/01/24	185	211,187
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/24	210	235,118
Massachusetts Bay Transportation Authority RB
Series A, 5.00%, 07/01/24	855	960,720
Series B, 5.00%, 07/01/24	80	89,881
Series C, 5.50%, 07/01/24	200	227,353
Massachusetts Clean Water Trust (The) RB
Series 2017, 5.00%, 08/01/24	175	197,350
Series 21, 5.00%, 08/01/24	200	225,543
Massachusetts School Building Authority RB, Series C, 5.00%, 08/15/24	235	265,409
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue RB, 5.00%, 01/01/24	175	192,644
Massachusetts Water Resources Authority RB
Series B, 5.00%, 08/01/24	235	264,880
Series C, 5.00%, 08/01/24	255	287,140
Series F, 5.00%, 08/01/24	250	281,782

		6,776,348

Michigan — 0.9%
Michigan Finance Authority RB
Series B, 5.00%, 10/01/24	185	209,904
Series C-3, 5.00%, 07/01/24 (AGM)	115	128,584
Michigan State Building Authority RB, Series I, 5.00%, 04/15/24	475	529,163
Oxford Area Community School District GO, Series A, 5.00%, 05/01/24	15	16,704
State of Michigan Comprehensive Transportation Revenue RB, 5.00%, 11/15/24	100	113,779
State of Michigan GO, Series A, 5.00%, 12/01/24	220	250,705
State of Michigan RB, 5.00%, 03/15/24	555	615,696

64	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
University of Michigan RB
Series A, 5.00%, 04/01/24	$50	$55,629
Serise A, 5.00%, 04/01/24	115	127,947
Wayne County Airport Authority RB, Series C, 5.00%, 12/01/24	50	56,929

		2,105,040

Minnesota — 1.6%
County of Hennepin MN GO, Series A, 5.00%, 12/01/24	325	371,112
Metropolitan Council GO
Series A, 5.00%, 03/01/24	50	55,445
Series C, 5.00%, 03/01/24	235	260,593
Series E, 5.00%, 12/01/24	255	291,011
Minneapolis-St Paul Metropolitan Airports Commission RB, Series B, 5.00%, 01/01/24	255	280,126
Minnesota Municipal Power Agency RB, Series A, 5.00%, 10/01/24	90	101,695
Minnesota Public Facilities Authority RB, Series B, 3.00%, 03/01/24	500	531,129
Rosemount-Apple Valley-Eagan Independent School District No. 196 GO, Series A, 5.00%, 02/01/24	115	127,045
Southern Minnesota Municipal Power Agency RB, Series A, 4.00%, 01/01/24	100	107,409
State of Minnesota GO
Series A, 5.00%, 08/01/24	630	710,089
Series B, 5.00%, 08/01/24	205	231,061
Series B, 5.00%, 10/01/24	100	113,431
Series D, 5.00%, 08/01/24	470	529,750
Series E, 5.00%, 10/01/24	75	85,073

		3,794,969

Mississippi — 0.2%
State of Mississippi GO
Series B, 5.00%, 09/01/24	50	56,491
Series C, 4.00%, 10/01/24	25	27,603
Series C, 5.00%, 10/01/24	360	408,012

		492,106

Missouri — 0.8%
City of Springfield MO Public Utility Revenue RB, 5.00%, 08/01/24	175	197,247
Missouri Highway & Transportation Commission RB
Series A, 5.00%, 05/01/24	460	513,841
Series A, Series A, 5.00%, 05/01/24	100	111,571
Series B, 5.00%, 05/01/24	105	117,150
Missouri State Board of Public Buildings RB
Series A, 4.00%, 04/01/24	280	304,796
Series A, 5.00%, 04/01/24	255	283,709
Series B, 5.00%, 04/01/24	125	139,073
Missouri State Environmental Improvement & Energy Resources Authority RB, Series B, 4.00%, 07/01/24	70	76,732
University of Missouri RB, Series A, 5.00%, 11/01/24	285	324,107

		2,068,226

Nebraska — 0.7%
City of Omaha NE GO
Series A, 5.00%, 01/15/24	125	137,905
Series B, 5.00%, 04/15/24	175	194,727
Series B, 5.00%, 11/15/24	25	28,437
Series B, 5.00%, 11/15/26 (PR 11/15/24)	50	57,032
Nebraska Public Power District RB, Series A-1, 5.00%, 01/01/24	290	318,972

Security	Par (000)	Value

Nebraska (continued)
Omaha Public Power District Nebraska City Station Unit 2 RB, Series A, 5.00%, 02/01/24	$155	$170,829
Omaha Public Power District RB
Series A, 5.00%, 02/01/24	290	320,131
Series B, 5.00%, 02/01/31 (PR 08/01/24)	495	558,073

		1,786,106

Nevada — 2.0%
Clark County School District GOL
Series B, 5.00%, 06/15/24	170	189,767
Series C, 5.00%, 06/15/24	505	563,720
Clark County Water Reclamation District GOL, 5.00%, 07/01/24	195	218,919
County of Clark NV GOL 5.00%, 06/01/24	65	72,739
5.00%, 11/01/24	150	170,534
Series A, 5.00%, 06/01/24	95	106,311
Series A, 5.00%, 11/01/24	205	233,064
Series B, 5.00%, 11/01/24	255	289,908
Serise A, 5.00%, 12/01/24	100	114,023
County of Clark NV Passenger Facility Charge Revenue RB, Series C, 5.00%, 07/01/24	190	213,198
County of Clark NV RB 5.00%, 07/01/24	640	718,867
Series A, 5.00%, 07/01/24	155	174,101
Las Vegas Valley Water District GOL
Series A, 5.00%, 02/01/24	50	55,213
Series B, 5.00%, 06/01/24	410	458,703
Nevada System of Higher Education RB, Series A, 5.00%, 07/01/24	140	157,093
State of Nevada GOL
Series A, 5.00%, 05/01/24	165	184,137
Series B, 5.00%, 11/01/24	235	267,322
Series D, 5.00%, 04/01/24	210	233,535
State of Nevada Highway Improvement Revenue RB 5.00%, 12/01/24	220	250,996
Series A, Series A, 5.00%, 12/01/24	100	114,089
Washoe County School District/NV GOL, Series A, 5.00%, 06/01/24	105	117,357

		4,903,596

New Hampshire — 0.1%
New Hampshire Health and Education Facilities Authority Act RB, 5.00%, 07/01/24	50	56,020
New Hampshire Municipal Bond Bank RB
Series B, 5.00%, 08/15/24	50	56,425
Series E, 5.00%, 08/15/24	15	16,919
State of New Hampshire GO, Series B, 5.00%, 12/01/24	115	131,278

		260,642

New Jersey — 2.2%
County of Essex NJ GO, Series B, 5.00%, 09/01/24
(SCH BD RES FD)	110	124,279
County of Monmouth NJ Go, 5.00%, 07/15/24	445	500,071
Monmouth County Improvement Authority (The) RB 5.00%, 12/01/24 (GTD)	65	74,158
Series A, 4.00%, 08/01/24	400	439,808
New Jersey Economic Development Authority RB
Series AAA, 4.00%, 06/15/24	120	130,681
Series N-1, 5.50%, 09/01/24 (AMBAC)	55	62,695
Series UU, 5.00%, 06/15/24	190	212,048
Series XX, 4.00%, 06/15/24 (SAP)	495	539,058

SCHEDULE OF INVESTMENTS	65

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
Series XX, 5.00%, 06/15/24 (SAP)	$135	$150,678
New Jersey Educational Facilities Authority RB
Series A, 5.00%, 07/01/24	80	89,949
Series A, 5.00%, 09/01/24	145	163,092
Series I, 5.00%, 07/01/24	170	191,143
New Jersey Transportation Trust Fund Authority RB
Series A, 5.00%, 06/15/24	425	474,324
Series A-1, 5.00%, 06/15/24	400	446,400
Series AA, 5.00%, 06/15/24	180	200,904
New Jersey Turnpike Authority RB, Series C, 5.00%, 01/01/24	140	153,763
State of New Jersey GO 5.00%, 06/01/24	440	490,095
Series A, 5.00%, 06/01/24	580	646,035
Township of Union NJ/Union County GO, 3.00%, 01/15/24	150	158,801

		5,247,982

New Mexico — 1.0%
New Mexico Finance Authority RB 5.00%, 06/01/24	150	167,859
Series A, 5.00%, 06/01/24	75	83,930
Series A, 5.00%, 06/15/24	540	604,444
Series D, 5.00%, 06/15/24	85	95,263
State of New Mexico GO 5.00%, 03/01/24	145	160,899
Series A, 5.00%, 03/01/24	350	388,377
Series B, 5.00%, 03/01/24	120	133,158
State of New Mexico Severance Tax Permanent Fund RB
Series A, 5.00%, 07/01/24	495	555,717
Series B, 4.00%, 07/01/24	140	153,465

		2,343,112

New York — 10.2%
City of New York NY GO
Series 1, 5.00%, 08/01/24	540	607,538
Series A, 5.00%, 08/01/24	235	264,392
Series A-1, 5.00%, 08/01/24	150	168,761
Series A-2015, 2.50%, 08/01/24	300	317,057
Series A-2015, 5.00%, 08/01/24	230	258,766
Series B, 5.00%, 08/01/24	100	112,507
Series B-1, 5.00%, 12/01/24	25	28,473
Series C, 5.00%, 08/01/24	1,170	1,316,333
Series D, 4.00%, 08/01/24	120	131,734
Series E, 5.00%, 08/01/24	505	568,161
Series I, 5.00%, 03/01/24	170	188,220
Series J-4, 4.00%, 08/01/24	100	109,779
Series J-4, 5.00%, 08/01/24	125	140,634
County of Onondaga NY GOL, 5.00%, 05/01/24	60	66,927
Long Island Power Authority RB
Series A, 0.00%, 12/01/24 (AGM)(a)	50	48,839
Series A, 5.00%, 09/01/24	155	175,403
Metropolitan Transportation Authority RB
Series A-1, 4.00%, 11/15/24	130	142,999
Series A-1, 5.00%, 11/15/24	280	316,400
Series A2, 5.00%, 11/15/24	25	28,250
Series A-2, 5.00%, 11/15/24	90	101,700
Series B, 5.00%, 11/15/24	525	593,250
Series B, 5.25%, 11/15/24 (AMBAC)	100	114,328
Series B-2, 5.00%, 11/15/24	185	210,546
Series C-1, 5.00%, 11/15/24	855	966,151
Series F, 5.00%, 11/15/24	145	163,850

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Building Aid Revenue RB
Series S, 4.00%, 07/15/24 (SAW)	$140	$153,700
Series S, 5.00%, 07/15/24 (SAW)	115	129,344
Series S, 5.00%, 07/15/24 (ETM) (SAW)	435	488,593
Series S1, 5.00%, 07/15/24 (SAW)	105	118,097
Series S-1, 5.00%, 07/15/24 (SAW)	310	348,863
New York City Transitional Finance Authority Future Tax Secured Revenue RB 5.00%, 11/01/24	250	284,385
Series A-1, 5.00%, 08/01/24	595	670,465
Series B1, 5.00%, 08/01/24	180	202,830
Series C, 5.00%, 11/01/24	1,005	1,143,227
Series C1, 5.00%, 05/01/24	130	145,078
Series E-1, 5.00%, 02/01/24	100	110,498
New York City Water & Sewer System RB
Series AA, 4.00%, 06/15/24	120	131,396
Series AA, 5.00%, 06/15/24	1,335	1,496,556
New York State Dormitory Authority RB
Series A, 4.00%, 03/15/24	140	151,955
Series A, 5.00%, 02/15/24	230	254,728
Series A, 5.00%, 03/15/24	1,580	1,753,670
Series A, 5.00%, 07/01/24	740	830,138
Series B, 5.00%, 10/01/24	15	16,958
Series B, 5.50%, 03/15/24 (AMBAC)	280	313,878
Series C, 5.00%, 03/15/24	900	999,499
Series D, 5.00%, 02/15/24	145	160,590
Series E, 5.00%, 02/15/24	430	475,814
Series E, 5.00%, 03/15/24	450	500,050
Series F, 5.00%, 10/01/24 (SAW)	20	22,469
New York State Environmental Facilities Corp. RB 5.00%, 06/15/24	885	992,841
Series A, 4.00%, 06/15/24	65	71,227
Series D, 5.00%, 09/15/24	130	147,251
New York State Thruway Authority RB
Series J, 5.00%, 01/01/24	150	165,054
Series K, 4.00%, 01/01/24	160	172,612
Series K, 5.00%, 01/01/24	105	115,538
Series L, 5.00%, 01/01/24	185	203,567
New York State Urban Development Corp. RB 5.00%, 03/15/24	215	238,696
Series A, 5.00%, 03/15/24	1,635	1,815,199
Port Authority of New York & New Jersey RB, Series 194, 5.00%, 10/15/24	390	442,902
Sales Tax Asset Receivable Corp. RB, Series A, 5.00%, 10/15/24	815	926,430
State of New York GO, Series A, 5.00%, 03/01/24	360	399,652
Triborough Bridge & Tunnel Authority RB
Series A, 5.00%, 11/15/24	845	961,431
Series C-1, 5.00%, 11/15/24	165	187,735

		24,883,914

North Carolina — 2.4%
City of Charlotte NC COP, 5.00%, 06/01/24	125	139,883
City of Charlotte NC GO, Series A, 5.00%, 06/01/24	140	156,900
City of Charlotte NC Water & Sewer System Revenue RB, 5.00%, 07/01/24	145	163,034
City of Raleigh NC RB, Series A, 5.00%, 06/01/24	155	173,455
City of Winston-Salem NC RB, Series C, 5.00%, 06/01/24	100	112,016
City of Winston-Salem NC Water & Sewer System Revenue RB, Series A, 5.00%, 06/01/24	10	11,204

66	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina (continued)
County of Buncombe NC RB 5.00%, 06/01/24	$125	$139,883
Serise A, 5.00%, 06/01/24	175	195,836
County of Durham NC GO, 5.00%, 10/01/24	45	51,086
County of Forsyth NC GO 5.00%, 04/01/24	100	111,335
5.00%, 12/01/24	95	108,510
County of Guilford NC GO, 5.00%, 03/01/24	520	576,889
County of Mecklenburg NC GO 4.00%, 02/01/24	145	157,114
5.00%, 03/01/24	245	271,864
Series A, 5.00%, 12/01/24	125	142,777
Series B, 5.00%, 12/01/24	210	239,865
County of Orange NC GO, 4.00%, 04/01/24	200	217,863
County of Wake NC GO, Series A, 5.00%, 03/01/24	295	327,347
County of Wake NC RB
Series A, 5.00%, 08/01/24	135	152,162
Series A, 5.00%, 12/01/24	85	97,004
North Carolina State University at Raleigh RB, 5.00%, 10/01/24	45	51,002
State of North Carolina GO
Series A, 5.00%, 06/01/24	175	196,077
Series C, 5.00%, 05/01/24	680	759,409
State of North Carolina RB 5.00%, 03/01/24	325	360,475
Series B, 5.00%, 06/01/24	475	532,208
Series C, 5.00%, 05/01/24	250	279,195
University of North Carolina at Greensboro RB, 5.00%, 04/01/24	115	127,564

		5,851,957

Ohio — 3.5%
City of Columbus OH, Series 6, 5.00%, 08/15/24	130	146,822
City of Columbus OH GO
Series 2017-1, 5.00%, 04/01/24	360	400,715
Series A, 4.00%, 08/15/24	405	446,184
Series A, 5.00%, 07/01/24	170	191,094
Cleveland Department of Public Utilities Division of Water RB, Series Y, 4.00%, 01/01/29 (PR 01/01/24)	1,040	1,123,387
County of Franklin OH GOL, 5.00%, 12/01/24	10	11,406
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/24	200	228,377
Miami University/Oxford OH RB, 5.00%, 09/01/24	310	350,242
Ohio State University (The) RB, Series A, 5.00%, 12/01/24	250	285,289
Ohio University RB, Series A, 5.00%, 12/01/24	110	124,881
Ohio Water Development Authority RB 5.00%, 06/01/24	100	111,824
5.00%, 12/01/24	225	256,328
Series B, 5.00%, 12/01/24	210	239,240
Ohio Water Development Authority Water Pollution Control Loan Fund RB 5.00%, 06/01/24	230	257,195
5.00%, 12/01/24	110	125,316
Series 2015A, 5.00%, 06/01/24	340	380,201
Series 2015-A, 5.00%, 12/01/24	220	250,632
State of Ohio GO
Series A, 4.00%, 05/01/24	105	114,514
Series A, 4.00%, 05/01/24 (ETM)	5	5,444
Series A, 5.00%, 08/01/24	235	264,667
Series A, 5.00%, 09/01/24	195	220,314
Series A, 5.00%, 09/15/24	490	554,419

Security	Par (000)	Value

Ohio (continued)
Series B, 5.00%, 08/01/24	$120	$135,149
Series B, 5.00%, 09/15/24	225	254,580
Series S, 5.00%, 05/01/24	145	161,740
Series U, 5.00%, 05/01/24	140	156,163
Serise A, 5.00%, 05/01/24	150	167,317
Serise A, 5.00%, 06/15/24	200	224,147
State of Ohio RB
Series A, 5.00%, 04/01/24	505	560,819
Series A, 5.00%, 10/01/24	250	282,952
Series A, 5.00%, 12/01/24	345	392,809
Series B, 5.00%, 10/01/24	35	39,701
Series C, 5.00%, 12/01/24	110	125,243

		8,589,111

Oklahoma — 0.5%
City of Oklahoma City OK GO 4.00%, 03/01/24	250	271,242
5.00%, 03/01/24	10	11,094
Grand River Dam Authority RB
Series A, 4.00%, 06/01/24	330	360,643
Series A, 5.00%, 06/01/24	75	83,888
Oklahoma Capitol Improvement Authority RB 5.00%, 07/01/24	215	241,128
Series B, 5.00%, 01/01/24	15	16,502
Series B, 5.00%, 07/01/24	55	61,684
Series C, 5.00%, 07/01/24	30	33,646
Oklahoma Turnpike Authority RB, Series D, 5.00%, 01/01/24	125	137,689
Oklahoma Water Resources Board RB, 5.00%, 04/01/24	80	89,027

		1,306,543

Oregon — 1.5%
City of Portland OR GOL, Series B, 5.00%, 06/15/24	160	179,542
City of Portland OR Sewer System Revenue RB
Series A, 5.00%, 10/01/24	50	56,684
Series B, 5.00%, 06/01/24	135	151,073
City of Portland OR Water System Revenue RB, Series A, 5.00%, 05/01/24	250	278,862
County of Multnomah OR GOL, 5.00%, 06/01/24	205	229,690
Multnomah County School District No. 1 Portland/OR GO, Series B, 5.00%, 06/15/24 (GTD)	300	336,221
Oregon State Lottery RB
Series C, 5.00%, 04/01/24	220	244,599
Series E, 5.00%, 04/01/24 (MORAL OBLG)	150	166,772
Portland Community College District GO, 5.00%, 06/15/24	150	168,111
Salem-Keizer School District No. 24J GO, Series B, 0.00%, 06/15/24 (GTD)(a)	125	123,555
State of Oregon Department of Transportation RB, Series A, 5.00%, 11/15/24	455	517,990
State of Oregon GO
Series A, 5.00%, 05/01/24	500	557,725
Series B, 5.00%, 08/01/24	15	16,894
Series H, 5.00%, 05/01/24	130	145,008
Series I, 5.00%, 08/01/24	65	73,206
Series K, 5.00%, 11/01/24	200	227,379
Series O, 5.00%, 08/01/24	25	28,156
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin GO, Series J, 5.00%, 06/15/24 (GTD)	200	224,147

		3,725,614

Pennsylvania — 2.0%
City of Philadelphia PA GO 5.00%, 08/01/24	160	179,730

SCHEDULE OF INVESTMENTS	67

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Series A, 5.00%, 08/01/24	$115	$129,248
City of Philadelphia PA Water & Wastewater Revenue RB, Series B, 5.00%, 11/01/24	325	369,701
Commonwealth of Pennsylvania GO
First Series, 5.00%, 01/01/24	180	198,272
First Series, 5.00%, 03/01/24	105	116,435
First Series, 5.00%, 03/15/24	245	272,102
First Series, 5.00%, 06/15/24	170	190,668
First Series, 5.00%, 07/01/24	335	376,377
First Series, 5.00%, 08/15/24	605	682,926
First Series, 5.00%, 09/15/24	295	334,055
Second Series, 5.00%, 01/15/24	65	71,710
Second Series, 5.00%, 09/15/24	310	351,041
County of Berks PA GO, 5.00%, 11/15/24	100	113,714
County of Chester PA GO, 5.00%, 07/15/24	65	73,175
County of Montgomery PA GO, Series A, 5.00%, 04/01/24	20	22,262
Delaware County Authority RB, 5.00%, 08/01/24	45	50,549
Delaware River Joint Toll Bridge Commission RB
5.00%, 07/01/24	195	218,808
Series B, 5.00%, 07/01/24	125	140,262
Pennsylvania Infrastructure Investment Authority RB, Series A, 5.00%, 01/15/24	195	215,222
Pennsylvania Turnpike Commission RB 5.00%, 06/01/24	105	116,983
Series A, 5.00%, 12/01/24	120	136,286
Series A-1, 5.00%, 12/01/24	215	244,439
Series A-2, 5.00%, 12/01/24	50	56,846
Series B, 5.00%, 12/01/24	130	147,800

		4,808,611

Rhode Island — 0.6%
Rhode Island Commerce Corp. RB, Series A, 4.00%, 06/15/24	240	262,528
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB, Series B, 5.00%, 10/01/24	200	226,861
Rhode Island Turnpike & Bridge Authority RB, Series A, 5.00%, 10/01/24	215	242,670
State of Rhode Island GO
5.00%, 01/15/24	100	110,347
Series A, 5.00%, 05/01/24	175	195,389
Series D, 5.00%, 08/01/24	295	332,589

		1,370,384

South Carolina — 1.0%
Charleston Educational Excellence Finance Corp. RB, 5.00%, 12/01/24	70	79,932
City of Charleston SC Waterworks & Sewer System Revenue RB, 5.00%, 01/01/24	155	170,805
County of Charleston SC GO, Series C, 5.00%, 11/01/24 (SAW)	125	142,313
Horry County School District/SC GO
5.00%, 03/01/24 (SCSDE)	175	194,102
Series A, 5.00%, 03/01/24	170	188,556
Lancaster County School District/SC GO, 5.00%, 03/01/24	100	110,915
Richland County School District No. 1/SC GO, Series C, 5.00%, 03/01/24	100	110,915
South Carolina Transportation Infrastructure Bank RB, Series A, 5.00%, 10/01/24	700	793,795
State of South Carolina GO
Series B, 5.00%, 04/01/24 (SAW)	475	528,844
Serise A, 5.00%, 04/01/24 (SAW)	75	83,502

		2,403,679

Security	Par (000)	Value

Tennessee — 1.4%
City of Chattanooga TN GO, Series B, 5.00%, 03/01/24	$100	$110,940
City of Memphis TN Electric System Revenue RB, 5.00%, 12/01/24	175	199,540
County of Blount TN GO, Series B, 5.00%, 06/01/24	175	195,836
County of Williamson TN GO, 5.00%, 04/01/24	150	166,926
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB, Series A, 5.00%, 05/15/24	185	206,770
Metropolitan Government of Nashville & Davidson County TN GO 5.00%, 01/01/24	245	269,926
5.00%, 07/01/24	480	539,287
Series A, 5.00%, 07/01/24	115	129,204
Series C, 4.00%, 07/01/24	175	191,880
State of Tennessee GO, Series B, 5.00%, 08/01/24	595	670,990
Tennessee State School Bond Authority RB
Second Series, 5.00%, 11/01/24 (ST INTERCEPT)	145	165,037
Series A, 5.00%, 11/01/24	220	250,400
Series B, 5.00%, 11/01/24	365	415,437

		3,512,173

Texas — 12.4%
Alamo Community College District GOL, 5.00%, 02/15/24	40	44,267
Aldine Independent School District GO, 5.00%, 02/15/24 (PSF)	265	293,143
Alief Independent School District GO, 5.00%, 02/15/24 (PSF)	155	171,349
Allen Independent School District GO, 5.00%, 02/15/24 (PSF) .	100	110,741
Arlington Independent School District/TX GO
Series A, 5.00%, 02/15/24 (PSF)	40	44,287
Series B, 5.00%, 02/15/24 (PSF)	75	83,038
Austin Independent School District GO
5.00%, 08/01/24 (PSF)	125	140,817
Series A, 4.00%, 08/01/24 (PSF)	125	137,404
Series A, 5.00%, 08/01/24 (PSF)	55	61,960
Birdville Independent School District GO 5.00%, 02/15/24 (PSF)	10	11,055
Series A, 5.00%, 02/15/24 (PSF)	105	116,075
Board of Regents of the University of Texas System RB
Series C, 5.00%, 08/15/24	125	141,026
Series D, 5.00%, 08/15/24	120	135,385
Series E, 5.00%, 08/15/24	175	197,436
Series H, 5.00%, 08/15/24	260	293,334
Central Texas Turnpike System RB
Series A, 0.00%, 08/15/24 (AMBAC)(a)	90	88,338
Series C, 5.00%, 08/15/24	125	140,468
City of Austin TX GOL 5.00%, 09/01/24	360	407,060
Series A, 5.00%, 09/01/24	230	260,066
City of Austin TX Water & Wastewater System Revenue RB 5.00%, 11/15/24	155	176,357
Series A, 5.00%, 05/15/24	155	173,072
Series A, 5.00%, 11/15/24	355	403,915
City of Brownsville TX GOL 5.00%, 02/15/24	10	11,023
5.00%, 02/15/24 (ETM)	5	5,527
City of Dallas TX Waterworks & Sewer System Revenue RB
Series A, 5.00%, 10/01/24	180	203,950
Series C, 5.00%, 10/01/24	250	283,576
City of Denton TX GOL, 5.00%, 02/15/24	45	49,812
City of El Paso TX GOL, 5.00%, 08/15/24	135	152,067
City of Frisco TX GOL, 5.00%, 02/15/24	100	110,644
City of Grand Prairie TX GOL, 5.00%, 02/15/24	290	320,658

68	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Houston TX Combined Utility System Revenue RB
Series B, 5.00%, 11/15/24	$255	$290,718
Series C, 5.00%, 05/15/24	460	514,503
Series D, 5.00%, 11/15/24	195	222,314
City of Pflugerville TX GOL, 5.00%, 08/01/24	60	67,557
City of Plano TX GOL, 5.00%, 09/01/24	50	56,551
City of San Antonio Texas Electric & Gas Systems Revenue RB, Series REF, 5.25%, 02/01/24	505	560,717
City of San Antonio TX Electric & Gas Systems Revenue RB 5.00%, 02/01/24	275	303,803
5.00%, 02/01/24 (ETM)	155	171,161
City of San Antonio TX GOL 5.00%, 02/01/24	240	265,252
5.00%, 08/01/24	400	450,851
Clear Creek Independent School District GO, 5.00%, 02/15/24 (PSF)	95	105,135
Comal Independent School District GO, Series B, 5.00%, 02/01/24 (PSF)	110	121,469
Conroe Independent School District GO, 5.00%, 02/15/24 (PSF)	105	116,202
County of Bexar TX GOL, 5.00%, 06/15/24	180	201,833
County of Collin TX GOL, 5.00%, 02/15/24	105	116,151
County of Denton TX GOL, 5.00%, 07/15/24	105	118,025
County of Travis TX GOL, 5.00%, 03/01/24	60	66,416
Crowley Independent School District GO, Series A, 5.00%, 08/01/24 (PSF)	80	89,935
Cypress-Fairbanks Independent School District GO 5.00%, 02/15/24 (PSF)	115	127,297
Series A, 5.00%, 02/15/24 (PSF)	105	116,228
Series C, 5.00%, 02/15/24 (PSF)	75	83,020
Dallas Area Rapid Transit RB 5.00%, 11/01/24	200	226,604
5.00%, 12/01/24	295	336,465
Series A, 5.00%, 12/01/24	575	655,822
Denton Independent School District GO, 0.00%, 08/15/24 (PSF)(a)	200	197,510
Fort Bend Independent School District GO
Series C, 5.00%, 02/15/24 (PSF)	25	27,667
Series C, 5.00%, 08/15/24 (PSF)	75	84,638
Fort Worth Independent School District GO, 5.00%, 02/15/24 (PSF)	400	442,384
Frisco Independent School District GO, 5.00%, 08/15/24 (PSF)	320	360,930
Garland Independent School District GO, Series A, 5.00%, 02/15/24 (PSF)	300	332,006
Grapevine-Colleyville Independent School District GO, 0.00%, 08/15/24 (PSF)(a)	150	148,133
Harris County Toll Road Authority (The) RB, Series A, 5.00%, 08/15/24	190	214,473
Katy Independent School District GO, Series D, 5.00%, 02/15/24 (PSF)	125	138,306
Keller Independent School District/TX GO
Series A, 5.00%, 02/15/24 (PSF)	160	176,837
Series A, 5.00%, 08/15/24 (PSF)	170	191,542
Klein Independent School District GO 5.00%, 08/01/24 (PSF)	65	73,130
Series A, 5.00%, 08/01/24 (PSF)	370	416,276
Lamar Consolidated Independent School District GO 5.00%, 02/15/24 (PSF)	120	132,657
Series A, 2.00%, 02/15/24 (PSF)	50	51,862

Security	Par (000)	Value

Texas (continued)
Laredo Independent School District GO, 0.00%, 08/01/24 (PSF)(a)	$150	$148,174
Leander Independent School District GO
Series C, 0.00%, 08/15/37 (PR 08/15/24)(a)	700	352,771
Series D, 0.00%, 08/15/24 (PSF)(a)	125	123,444
Lewisville Independent School District GO 5.00%, 08/15/24	400	451,044
5.00%, 08/15/24 (PSF)	260	293,256
Lone Star College System GOL 5.00%, 09/15/24	185	209,264
Series A, 5.00%, 02/15/24	40	44,238
Series A, 5.00%, 08/15/24	120	135,313
Series B, 5.00%, 02/15/24	235	259,900
Lower Colorado River Authority RB 5.00%, 05/15/24	195	217,630
Series B, 5.00%, 05/15/24	160	178,569
Metropolitan Transit Authority of Harris County RB
Series A, 5.00%, 11/01/24	175	199,013
Series B, 5.00%, 11/01/24	125	142,152
Series D, 5.00%, 11/01/24	285	324,107
North East Independent School District/TX GO 5.00%, 08/01/24 (PSF)	515	580,924
5.25%, 02/01/24 (PSF)	100	111,153
North Texas Municipal Water District RB 5.00%, 06/01/24	135	150,814
5.50%, 06/01/24	50	56,498
North Texas Municipal Water District Water System Revenue RB, 5.00%, 09/01/24	275	310,116
North Texas Tollway Authority RB 5.00%, 01/01/24	100	109,945
Series A, 5.00%, 01/01/24	245	269,365
Series S, 5.00%, 01/01/24 (ETM)	50	55,056
Northside Independent School District GO 5.00%, 08/01/24 (PSF)	275	310,041
5.00%, 08/15/24 (PSF)	200	225,820
Series A, 5.00%, 08/15/24 (PSF)	165	186,302
Northwest Independent School District GO, Series A, 5.00%, 02/15/24 (PSF)	95	104,905
Pasadena Independent School District GO, 5.00%, 02/15/24 (PSF)	150	165,894
Permanent University Fund - University of Texas System RB
Series A, 5.00%, 07/01/24	110	123,524
Series B, 5.00%, 07/01/24	250	280,736
Pflugerville Independent School District GO, 5.00%, 02/15/24 (PSF)	250	276,854
Rockwall Independent School District GO, Series A, 0.00%, 02/15/24 (PSF)(a)	35	34,680
Round Rock Independent School District GO, 5.00%, 08/01/24 (PSF)	165	185,976
San Antonio Independent School District/TX GO, 5.00%, 02/15/24 (PSF)	405	448,110
San Antonio Water System RB
Series A, 5.00%, 05/15/24	390	435,787
Series B, 5.00%, 05/15/24	120	134,088
Spring Branch Independent School District GO, 5.00%, 02/01/24 (PSF)	370	408,929
Spring Independent School District GO, 5.00%, 08/15/24 (PSF)	580	653,841
State of Texas GO 5.00%, 04/01/24	295	328,136

SCHEDULE OF INVESTMENTS	69

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Series A, 5.00%, 10/01/24	$820	$929,874
Series A, 5.00%, 10/01/39 (PR 10/01/24)	1,000	1,133,056
Series B-1, 5.00%, 08/01/24	80	90,147
Series D, 5.00%, 05/15/24	425	475,011
Tarrant Regional Water District RB, Series A, 5.00%, 03/01/24	250	277,288
Texas A&M University RB
Series C, 5.00%, 05/15/24	485	542,203
Series E, 4.00%, 05/15/24	25	27,318
Series E, 5.00%, 05/15/24	315	352,152
Texas Public Finance Authority RB, 5.00%, 02/01/24	210	231,695
Texas State University System RB, Series A, 5.00%, 03/15/24	335	371,721
Texas Transportation Commission State Highway Fund RB
First Series, 5.00%, 10/01/24	395	447,804
Series A, 5.00%, 04/01/24	765	850,734
Series A, 5.00%, 10/01/24	145	164,384
Texas Water Development Board RB 5.00%, 04/15/24	405	451,287
5.00%, 08/01/24	390	439,580
Series A, 5.00%, 10/15/24	195	221,513
Series B, 5.00%, 04/15/24	50	55,714
Series B, 5.00%, 10/15/24	110	124,956
Tyler Independent School District GO, 5.00%, 02/15/24 (PSF)	30	33,172
United Independent School District/TX GO, 5.00%, 08/15/24 (PSF)	20	22,558
University of Houston RB, Series A, 5.00%, 02/15/24	400	442,190
University of North Texas System RB, Series A, 5.00%, 04/15/24	45	50,026
Ysleta Independent School District GO, 5.00%, 08/15/24 (PSF)	125	140,951

		30,041,933

Utah — 0.9%
City of Ogden City UT Sewer & Water Revenue RB, 5.00%, 06/15/24	50	55,967
Metropolitan Water District of Salt Lake & Sandy RB, Series A, 5.00%, 07/01/24	25	28,067
Nebo School District GO, Series C, 4.00%, 07/01/24 (GTD)	100	109,618
State of Utah GO 5.00%, 07/01/24	400	449,633
Series B, 5.00%, 07/01/24	270	303,503
University of Utah (The) RB
Series A, 5.00%, 08/01/24	290	326,696
Series A, 5.00%, 08/01/24 (SAP)	275	309,798
Series B, 5.00%, 08/01/24	120	135,185
Utah State Building Ownership Authority RB, 5.00%, 05/15/24	175	195,262
Utah Transit Authority RB, Series A, 5.00%, 06/15/24	335	375,447

		2,289,176

Vermont — 0.1%
State of Vermont GO, Series A, 5.00%, 02/15/24	165	182,723

Virginia — 4.7%
City of Alexandria VA GO
Series C, 5.00%, 07/01/24 (SAW)	435	488,976
Series C, 5.00%, 07/15/24 (SAW)	100	112,578
City of Chesapeake VA GO, Series C, 5.00%, 12/01/24	150	171,034
City of Newport News VA GO, Series A, 5.00%, 08/01/24	100	112,771
City of Norfolk VA GO
Series A, 5.00%, 09/01/35 (PR 09/01/24) (SAW)	150	169,654
Series A, 5.00%, 09/01/37 (PR 09/01/24) (SAW)	600	678,616
City of Norfolk VA Water Revenue RB, 5.00%, 11/01/24	230	260,969

Security	Par (000)	Value

Virginia (continued)
City of Richmond VA GO
Series B, 5.00%, 07/15/24	$205	$230,666
Series B, 5.00%, 07/15/24 (SAW)	240	270,047
City of Virginia Beach VA GO, Series B, 5.00%, 09/15/24 (SAW)	500	566,348
Commonwealth of Virginia GO
Series B, 5.00%, 06/01/24	50	55,967
Series B, 5.00%, 06/01/24 (SAW)	100	111,934
County of Arlington VA GO 5.00%, 08/15/24	125	141,212
Series A, 5.00%, 08/15/24	50	56,485
County of Fairfax VA GO
Series A, 4.00%, 10/01/24 (SAW)	250	276,260
Series A, 5.00%, 10/01/24 (SAW)	525	595,346
Series B, 5.00%, 04/01/24 (SAW)	500	556,163
Series B, 5.00%, 10/01/24 (SAW)	120	136,079
County of Henrico VA GO 5.00%, 08/01/24 (SAW)	50	56,386
Series A, 5.00%, 08/01/24	100	112,771
Series A, 5.00%, 08/01/24 (SAW)	245	276,290
Series B, 5.00%, 08/01/24 (SAW)	205	231,181
Fairfax County Water Authority RB, 5.00%, 04/01/24	75	83,444
Hampton Roads Sanitation District RB
Series A, 5.00%, 07/01/24	150	168,613
Series A, 5.00%, 08/01/24	95	107,133
Virginia College Building Authority RB 5.00%, 02/01/24	100	110,569
Series A, 3.00%, 09/01/24	115	123,460
Series A, 4.00%, 02/01/28 (PR 02/01/24)	250	270,768
Series A, 5.00%, 09/01/24	570	645,204
Series A, 5.00%, 09/01/24 (SAW)	50	56,597
Series B, 5.00%, 09/01/24	100	113,194
Series D, 5.00%, 02/01/24 (NPFGC)	215	237,724
Series E-1, 5.00%, 02/01/24	280	309,327
Virginia Commonwealth Transportation Board RB 5.00%, 03/15/24	145	160,894
5.00%, 05/15/24	150	167,530
5.00%, 09/15/24	470	531,645
Series C, 5.00%, 05/15/24	100	111,686
Virginia Public Building Authority RB
Series A, 5.00%, 08/01/24	560	631,355
Series C, 5.00%, 08/01/24	140	157,839
Virginia Public School Authority RB 5.00%, 02/01/24	75	82,873
5.00%, 08/01/24 (SAW)	130	146,406
Series B, 5.00%, 08/01/24	120	135,185
Series B, 5.00%, 08/01/24 (SAW)	315	354,952
Series C, 5.00%, 08/01/24 (SAW)	275	309,798
Virginia Resources Authority RB 5.00%, 11/01/24	205	233,139
5.00%, 11/01/24 (MORAL OBLG)	105	119,442
Series A, 5.00%, 11/01/24	275	312,823
Series D, 5.00%, 11/01/24	145	164,943

		11,514,276
Washington — 5.2%
Cascade Water Alliance RB, 5.00%, 01/01/24	90	99,094
Central Puget Sound Regional Transit Authority RB, Series S-1, 5.00%, 11/01/24	490	557,047
City of Bellevue WA GOL, 5.00%, 12/01/24	200	228,178

70	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
City of Marysville WA Water & Sewer Revenue RB, 5.00%, 04/01/24	$40	$44,421
City of Seattle WA Drainage & Wastewater Revenue RB, 5.00%, 04/01/24	425	472,630
City of Seattle WA GO, 5.00%, 12/01/24	115	131,202
City of Seattle WA GOL 4.00%, 05/01/24	45	49,101
Series A, 5.00%, 06/01/24	100	111,961
City of Seattle WA Municipal Light & Power Revenue RB 5.00%, 09/01/24	70	79,108
Series B, 5.00%, 04/01/24	100	111,207
Series C, 5.00%, 09/01/24	330	372,939
Series C, 5.00%, 10/01/24	75	85,026
City of Seattle WA Water System Revenue RB, 5.00%, 08/01/24	170	191,562
Clark & Skamania Counties School District No. 112-6 Washougal GO, 5.00%, 12/01/24 (GTD)	25	28,506
Clark County Public Utility District No. 1 RB, 5.00%, 01/01/24	110	120,964
Clark County School District No. 37 Vancouver GO, Series C, 5.00%, 12/01/24 (GTD)	100	114,155
County of King WA GO, 5.00%, 07/01/24	110	123,618
County of King WA GOL 5.00%, 07/01/24	125	140,475
Series C, 5.00%, 12/01/24	55	62,785
Series E, 5.00%, 06/01/24	125	140,020
Series E, 5.00%, 12/01/24	25	28,539
County of King WA Sewer Revenue RB, Series B, 5.00%, 07/01/24	390	438,170
County of Pierce WA GO, Series A, 5.00%, 08/01/24	150	168,717
Energy Northwest RB 5.00%, 07/01/24	135	151,674
Series A, 4.00%, 07/01/24	205	224,889
Series A, 5.00%, 07/01/24	820	921,282
King County Rural Library District GO, 4.00%, 12/01/24	110	122,062
King County School District No. 210 Federal Way GO, 4.00%, 12/01/24 (GTD)	80	88,824
King County School District No. 403 Renton GO, 4.00%, 12/01/24 (GTD)	125	138,706
King County School District No. 405 Bellevue GO, 5.00%, 12/01/24 (GTD)	35	39,931
King County School District No. 411 Issaquah GO, 5.00%, 12/01/24 (GTD)	175	199,656
King County School District No. 414 Lake Washington GO, 5.00%, 12/01/24 (GTD)	105	119,793
Pierce County School District No. 10 Tacoma GO, 5.00%, 12/01/24 (GTD)	310	353,471
Pierce County School District No. 320 Sumner GO, 5.00%, 12/01/24 (GTD)	20	22,805
Pierce County School District No. 83 University Place GO, 5.00%, 12/01/24 (GTD)	100	114,023
Port of Seattle WA GOL, 5.00%, 06/01/24	400	447,735
Port of Seattle WA RB, Series B, 5.00%, 03/01/24	85	94,089
Port of Tacoma WA RB, Series A, 5.00%, 12/01/24	85	96,639
Snohomish County School District No. 103 Monroe GO, 5.00%, 12/01/24 (GTD)	215	244,794
Snohomish County School District No. 201 Snohomish GO, 5.00%, 12/01/24 (GTD)	150	171,034
Snohomish County School District No. 4 Lake Stevens GO, 5.00%, 12/01/24 (GTD)	100	113,792

Security	Par (000)	Value

Washington (continued)
Snohomish County School District No. 6 Mukilteo GO, 5.00%, 12/01/24 (GTD)	$85	$96,919
Spokane & Whitman Counties School District No. 360 Cheney GO, 5.00%, 12/01/24 (GTD)	125	142,529
Spokane County School District No. 356 Central Valley GO, 5.00%, 12/01/24 (GTD)	255	290,843
State of Washington COP
Series A, 5.00%, 07/01/24	120	134,549
Series B, 5.00%, 07/01/24	385	431,677
State of Washington GO
Series 2016A, 5.00%, 07/01/24	105	117,879
Series A-1, 5.00%, 08/01/24	135	152,043
Series B, 5.00%, 07/01/24	895	1,004,782
Series C, 0.00%, 06/01/24 (AMBAC)(a)	100	98,617
Series C, 0.00%, 06/01/24 (NPFGC)(a)	25	24,654
Series C, 5.00%, 02/01/24	310	342,394
Series D, 5.00%, 02/01/24	140	154,630
Series E, 0.00%, 12/01/24(a)	60	58,877
Series R-2015C, 5.00%, 07/01/24	45	50,520
Series R-2015E, 5.00%, 07/01/24	100	112,266
Series R-2018C, 5.00%, 08/01/24	500	563,123
Series R-2018D, 5.00%, 08/01/24	100	112,625
Series R-F, 5.00%, 07/01/24	100	112,266
Tacoma Metropolitan Park District GO, 5.00%, 12/01/24	375	427,586
University of Washington RB
Series C, 5.00%, 12/01/24	110	125,571
Serise A, 5.00%, 12/01/24	170	194,064
Washington State University RB 5.00%, 04/01/24	170	188,356
5.00%, 10/01/24	80	90,296
Whatcom County School District No. 503 Blaine GO, 5.00%, 12/01/24 (GTD)	25	28,506

		12,620,196

West Virginia — 0.7%
State of West Virginia GO
Series A, 0.00%, 11/01/24 (NPFGC)(a)	125	122,994
Series A, 5.00%, 06/01/24	470	526,218
Series A, 5.00%, 12/01/24	25	28,522
Series B, 5.00%, 06/01/24	40	44,784
West Virginia Commissioner of Highways RB, Series A, 5.00%, 09/01/24	380	428,715
West Virginia State School Building Authority Lottery Revenue RB, Series A, 5.00%, 07/01/24	220	246,486
West Virginia Water Development Authority RB, Series A, 5.00%, 07/01/24	265	297,204

		1,694,923

Wisconsin — 1.7%
City of Madison WI GO, Series A, 4.00%, 10/01/24	165	181,825
Milwaukee County Metropolitan Sewer District GO, Series A, 5.00%, 10/01/24	35	39,679
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio RB 5.00%, 06/01/26 (PR 06/01/24)	60	67,127
Series 1, 5.00%, 06/01/24	85	95,095
State of Wisconsin Environmental Improvement Fund Revenue RB
Series A, 5.00%, 06/01/24	240	268,707
Serise A, 5.00%, 06/01/24	305	341,482

SCHEDULE OF INVESTMENTS	71

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2024 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Wisconsin (continued)
State of Wisconsin GO
Series 1, 5.00%, 11/01/24	$120	$136,350
Series 2, 5.00%, 11/01/24	745	846,509
Series A, 5.00%, 05/01/24	425	474,066
Series C, 5.00%, 05/01/24	150	167,317
State of Wisconsin RB, Series A, 5.00%, 05/01/24	625	697,156
Wisconsin Department of Transportation RB
Series 1, 5.00%, 07/01/24	60	67,445
Series 2, 5.00%, 07/01/24	650	730,654
Series A, 5.00%, 07/01/24	95	106,788

		4,220,200

Total Municipal Debt Obligations — 98.6% (Cost: $236,010,938)		239,925,945

Short-Term Investments

Money Market Funds — 0.4%
BlackRock Liquidity Funds: MuniCash, 0.01%(d)(e)	935	935,081

Total Short-Term Investments — 0.4% (Cost: $935,072)		935,081

Total Investments in Securities — 99.0% (Cost: $236,946,010)		240,861,026

Other Assets, Less Liabilities — 1.0%		2,372,301

Net Assets — 100.0%		$243,233,327

(a)	Zero-coupon bond.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash	$187,418	$747,329	(a)	$—	$343	$(9)	$935,081	935	$52	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$239,925,945	$—	$239,925,945
Money Market Funds	935,081	—	—	935,081

	$935,081	$239,925,945	$—	$240,861,026

See notes to financial statements.

72	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 0.7%
Alabama Federal Aid Highway Finance Authority RB, Series A, 5.00%, 09/01/25	$380	$444,865
Alabama Public School & College Authority RB, Series B, 5.00%, 05/01/25	310	358,986
City of Huntsville AL GOL 5.00%, 05/01/25	155	179,434
Series E, 5.00%, 11/01/25	115	135,292
University of Alabama (The) RB, Series B, 5.00%, 07/01/25	120	139,396

		1,257,973

Alaska — 0.2%
City of Anchorage AK Water Revenue RB, Series B, 5.00%, 05/01/25	85	97,823
Municipality of Anchorage AK GO
Series C, 5.00%, 09/01/25	25	29,174
Series D, 5.00%, 09/01/25	30	35,009
State of Alaska GO, Series B, 5.00%, 08/01/25	160	186,356

		348,362

Arizona — 2.6%
Arizona State University RB
Series A, 5.00%, 07/01/25	220	255,995
Series B, 5.00%, 07/01/25	100	116,362
Arizona Transportation Board RB, Series A, 5.00%, 07/01/25	285	331,404
City of Phoenix AZ GO, 5.00%, 07/01/25	470	546,713
City of Phoenix Civic Improvement Corp. RB 5.00%, 07/01/25	480	557,900
Series A, 5.00%, 07/01/25	615	715,426
Series D, 5.00%, 07/01/25	145	168,322
County of Pima AZ GOL, 4.00%, 07/01/25	120	134,955
County of Pima AZ Sewer System Revenue RB, 5.00%, 07/01/25	125	145,105
Maricopa County Community College District GO, 5.00%, 07/01/25	330	382,426
Maricopa County High School District No. 210-Phoenix GO, 5.00%, 07/01/25	60	69,841
Maricopa County Unified School District No. 48 Scottsdale GO, Series A, 5.00%, 07/01/25	15	17,454
Maricopa County Unified School District No. 69 Paradise Valley GO, 5.00%, 07/01/25	115	133,725
Salt River Project Agricultural Improvement & Power District RB 5.00%, 01/01/25	285	325,907
Series A, 5.00%, 01/01/25	335	383,084
State of Arizona Lottery Revenue RB, 5.00%, 07/01/25	200	232,580
University of Arizona (The) RB, 4.00%, 06/01/25	130	146,249

		4,663,448

California — 14.6%
Bay Area Toll Authority RB, 5.00%, 04/01/25	200	230,660
Beverly Hills Unified School District CA GO, 0.00%, 08/01/25(a)	50	48,813
California Educational Facilities Authority RB, Series A, 5.00%, 10/01/25	65	76,435
California Infrastructure & Economic Development Bank RB 4.00%, 08/01/25	200	224,507
5.00%, 10/01/25	205	241,066
California State Public Works Board RB 4.00%, 10/01/25	100	113,343
5.00%, 09/01/25	180	210,426
5.00%, 11/01/25	250	293,788

Security	Par (000)	Value

California (continued)
5.00%, 12/01/25	$280	$329,913
Series A, 5.00%, 06/01/25	50	57,984
Series B, 5.00%, 04/01/25	25	28,833
Series B, 5.00%, 10/01/25	75	87,908
Series C, 5.00%, 11/01/25	60	70,509
Series D, 5.00%, 04/01/25	200	230,660
Series D, 5.00%, 06/01/25	100	115,968
California State University RB
Series A, 4.00%, 11/01/25	80	91,127
Series A, 5.00%, 11/01/25	655	772,002
Campbell Union High School District GO, Series B, 5.00%, 08/01/25	100	117,082
Carmel Unified School District Go, 4.00%, 08/01/25	100	113,367
City & County of San Francisco CA GO, Series R1, 5.00%, 06/15/25	500	582,133
City of Los Angeles CA GO, 5.00%, 09/01/25	100	117,195
City of Los Angeles CA Wastewater System Revenue RB 5.00%, 06/01/25	200	232,478
Series B, 5.00%, 06/01/25	235	272,979
City of Los Angeles Department of Airports RB
Series B, 5.00%, 05/15/25	110	127,378
Series C, 5.00%, 05/15/25	140	162,117
City of Redding CA Electric System Revenue RB, 5.00%, 06/01/25	100	115,775
City of San Francisco CA Public Utilities Commission Water Revenue RB, 5.00%, 11/01/25	470	553,956
Coast Community College District GO, 5.00%, 08/01/25	50	58,500
Contra Costa Transportation Authority RB, Series A, 5.00%, 03/01/25	80	92,236
County of Monterey CA COP, 5.00%, 10/01/25	260	305,299
East Bay Municipal Utility District Water System Revenue RB
Series A, 4.00%, 06/01/25	230	259,273
Series B, 5.00%, 06/01/25	210	244,184
Eastern Municipal Water District RB, Series A, 5.00%, 07/01/25	30	34,980
El Camino Community College District Foundation/The, 5.00%, 08/01/25	15	17,575
Escondido Union High School District GO, Series A, 0.00%, 08/01/25 (AGC)(a)	60	58,314
Foothill-De Anza Community College District GO, Series B, 0.00%, 08/01/25 (NPFGC)(a)	135	131,845
Hillsborough City School District RB, 0.00%, 09/01/25(a)	250	244,368
Imperial Irrigation District Electric System Revenue RB, 5.00%, 11/01/25	125	146,840
Long Beach Unified School District GO, 5.00%, 08/01/25	100	117,001
Los Angeles Community College District/CA GO 4.00%, 08/01/25	80	90,694
Series C, 5.00%, 08/01/25	265	310,268
Los Angeles County Metropolitan Transportation Authority RB 5.00%, 07/01/25	435	507,183
Series A, 5.00%, 06/01/25	320	372,113
Series A, 5.00%, 07/01/25	110	128,216
Los Angeles County Sanitation Districts Financing Authority RB, 5.00%, 10/01/25	300	352,907
Los Angeles Department of Water & Power Power System Revenue RB, 5.00%, 07/01/25	140	163,017
Los Angeles Department of Water & Power RB, Series A, 5.00%, 07/01/25	75	87,331

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Los Angeles Department of Water & Power System Revenue RB
Series A, 5.00%, 07/01/25	$15	$17,466
Series C, 5.00%, 07/01/25	100	116,441
Los Angeles Department of Water RB 5.00%, 07/01/25	100	116,600
Series B, 5.00%, 07/01/25	25	29,150
Los Angeles Unified School District/CA GO 5.00%, 07/01/25	365	424,720
Series A, 5.00%, 07/01/25	975	1,134,525
Los Rios Community College District GO 5.00%, 08/01/25	95	111,035
Series C, 4.00%, 08/01/25	100	113,167
Manhattan Beach Unified School District GO, 0.00%, 09/01/25 (NPFGC)(a)	170	165,159
Metropolitan Water District of Southern California RB 2.50%, 07/01/25	335	359,437
5.00%, 07/01/25	175	204,211
Series A, 5.00%, 07/01/25	235	274,197
Mount San Antonio Community College District GO, Series A, 0.00%, 08/01/25(a)	100	96,972
Newport Mesa Unified School District GO, 0.00%, 08/01/25 (NPFGC)(a)	180	175,399
Oak Grove School District GO, Series A, 0.00%, 08/01/25(a)	25	24,243
Orange County Water District RB, Series C, 5.00%, 08/15/25	200	234,133
Palo Alto Unified School District GO, 0.00%, 08/01/25(a)	560	548,343
Palomar Community College District GO, Series B, 0.00%, 08/01/25(a)	325	315,749
Pasadena Area Community College District GO, Series A, 5.00%, 08/01/25	30	35,039
Rancho Water District Financing Authority RB, Series A, 5.00%, 08/01/25	140	163,915
Riverside Community College District GO, Series D, 0.00%, 08/01/25(a)	105	101,669
Sacramento City Financing Authority RB, 5.25%, 12/01/25 (AMBAC)	25	29,731
Sacramento County Sanitation Districts Financing Authority RB 5.00%, 08/01/25	70	81,844
5.00%, 12/01/25	335	395,908
Sacramento Municipal Utility District RB 5.00%, 07/01/25	200	233,120
Series E, 5.00%, 08/15/25	210	245,753
San Diego Community College District GO, 5.00%, 08/01/25	190	221,915
San Diego County Regional Transportation Commission RB, Series A, 5.00%, 04/01/25	190	219,758
San Diego Public Facilities Financing Authority RB
Series A, 5.00%, 08/01/25	100	116,675
Series B, 5.00%, 08/01/25	110	128,254
San Diego Unified School District/CA GO 5.00%, 07/01/25	205	239,356
Series C-2, 5.50%, 07/01/25 (AGM)	135	160,078
Series D-1, 5.50%, 07/01/25 (NPFGC)	140	166,007
Series J-2, 4.00%, 07/01/25	135	152,718
Series J-2, 5.00%, 07/01/25	80	93,407
San Francisco Bay Area Rapid Transit District GO, 5.00%, 08/01/25	50	58,399
San Francisco City & County Airport Commission San Francisco International Airport RB, 5.00%, 05/01/25	275	317,521

Security	Par (000)	Value

California (continued)
San Francisco City & County Public Utilities Commission Wastewater Revenue RB
Series A, 4.00%, 10/01/25	$105	$119,361
Series A, 5.00%, 10/01/25	155	182,203
San Jose Unified School District GO, Series C, 0.00%, 08/01/25 (NPFGC)(a)	170	165,779
San Mateo County Community College District GO
Series A, 0.00%, 09/01/25 (NPFGC)(a)	100	97,449
Series B, 0.00%, 09/01/25 (NPFGC)(a)	325	316,710
San Mateo Union High School District GO, 0.00%, 09/01/25 (NPFGC)(a)	300	291,790
Santa Clara Valley Transportation Authority RB, Series A, 5.00%, 06/01/25	490	569,571
Sequoia Union High School District GO, 5.00%, 07/01/25	150	175,139
Southern California Public Power Authority RB, 5.00%, 07/01/25	150	174,840
State of California Department of Water Resources RB 5.00%, 12/01/25	460	543,839
Series AW, 5.00%, 12/01/25	100	118,226
Series AX, 5.00%, 12/01/25	195	230,541
State of California GO 4.00%, 03/01/25	20	22,334
4.00%, 09/01/25	365	412,729
4.00%, 10/01/25	75	84,976
5.00%, 03/01/25	115	132,217
5.00%, 04/01/25	245	282,469
5.00%, 08/01/25	720	839,186
5.00%, 09/01/25	890	1,040,072
5.00%, 10/01/25	1,010	1,183,395
5.00%, 11/01/25	565	663,716
Series B, 5.00%, 08/01/25	410	477,870
Series B, 5.00%, 09/01/25	135	157,764
University of California RB 5.00%, 05/15/25	160	185,522
Series AO, 5.00%, 05/15/25	335	388,436
Series AY, 5.00%, 05/15/25	175	202,914
Series I, 5.00%, 05/15/25	415	480,562
Upper Santa Clara Valley Joint Powers Authority RB, Series A, 5.00%, 08/01/25	85	99,416

		26,601,586

Colorado — 0.8%
Board of Governors of Colorado State University System RB, Series C, 2.50%, 03/01/25	25	26,645
Board of Water Commissioners City & County of Denver (The) RB, Series A, 4.00%, 09/15/25	30	34,040
City & County of Denver Co. Airport System Revenue RB, Series A, 5.00%, 11/15/25	160	187,904
County of Adams Co. COP, 5.00%, 12/01/25	130	152,772
Denver City & County School District No. 1 COP, Series A, 5.00%, 12/01/25	50	58,692
Denver City & County School District No. 1 GO 5.00%, 12/01/25 (SAW)	125	147,283
Series A, 5.50%, 12/01/25 (SAW)	110	131,824
E-470 Public Highway Authority RB, Series B, 0.00%, 09/01/25 (NPFGC)(a)	225	217,677
State of Colorado COP
Series K, 5.00%, 03/15/25	125	143,629
Series L, 5.00%, 03/15/25	25	28,726

74	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
University of Colorado RB, Series A, 5.00%, 06/01/25 (NPFGC)	$240	$278,695

		1,407,887

Connecticut — 1.7%
State of Connecticut Clean Water Fund - State Revolving Fund RB, 5.00%, 02/01/25	100	114,856
State of Connecticut GO 4.00%, 06/01/25	235	264,195
Series A, 5.00%, 04/15/25	170	196,313
Series B, 3.00%, 06/01/25	100	108,879
Series B, 5.00%, 05/15/25	210	243,176
Series B, 5.00%, 06/15/25	100	116,113
Series C, 5.00%, 06/15/25	220	255,449
Series E, 5.00%, 09/15/25	240	280,908
Series F, 5.00%, 11/15/25	380	447,104
State of Connecticut Special Tax Revenue RB
Series A, 5.00%, 01/01/25	185	211,554
Series A, 5.00%, 08/01/25	30	34,978
Series A, 5.00%, 09/01/25	335	391,627
Series B, 5.00%, 08/01/25	160	186,551
Series B, 5.00%, 10/01/25	225	263,723

		3,115,426

Delaware — 0.5%
City of Wilmington DE GO, 5.00%, 12/01/25	15	17,694
Delaware Transportation Authority RB, 5.00%, 07/01/25	400	465,446
State of Delaware GO 5.00%, 03/01/25	110	126,705
5.00%, 10/01/25	100	117,423
Series 2009C, 5.00%, 10/01/25	90	105,680
Series A, 5.00%, 02/01/25	100	114,857

		947,805

District of Columbia — 1.5%
District of Columbia, Series C, 5.00%, 05/01/25	150	173,760
District of Columbia GO
Series A, 5.00%, 06/01/25	210	243,939
Series B, 5.00%, 06/01/25	300	348,485
Series D, 5.00%, 06/01/25	165	191,666
Series E, 5.00%, 06/01/25	165	191,666
District of Columbia RB
Series A, 5.00%, 12/01/25	90	106,243
Series B, 5.00%, 10/01/25	100	117,423
Series C, 5.00%, 10/01/25	490	575,372
District of Columbia Water & Sewer Authority RB
Series A, 5.00%, 10/01/25	250	293,451
Series B, 5.00%, 10/01/25	220	258,236
Washington Metropolitan Area Transit Authority RB, Series A1, 5.00%, 07/01/25	265	307,623

		2,807,864

Florida — 3.3%
Central Florida Expressway Authority RB, 5.00%, 07/01/25	140	162,684
County of Miami-Dade FL Aviation Revenue RB 5.00%, 10/01/25	120	139,941
Series B, 5.00%, 10/01/25	175	204,081
County of Miami-Dade FL Water & Sewer System Revenue RB, 5.00%, 10/01/25	615	719,800
County of Seminole FL Sales Tax Revenue RB, Series B, 5.25%, 10/01/25 (NPFGC)	60	71,034
Florida Department of Environmental Protection RB 5.00%, 07/01/25	430	499,673

Security	Par (000)	Value

Florida (continued)
Series A, 5.00%, 07/01/25	$230	$267,267
Florida Department of Management Services COP, Series A, 5.00%, 08/01/25	245	285,656
Florida State Development Commission/Everglades Parkway RB, Series A, 5.00%, 07/01/25	60	69,296
Hillsborough County School Board COP, Series A, 5.00%, 07/01/25	180	207,958
Orange County School Board COP, 5.00%, 08/01/25	50	58,175
Palm Beach County School District COP, Series B, 5.00%, 08/01/25	165	191,845
School Board of Miami-Dade County (The) COP, Series A, 5.00%, 05/01/25	210	241,602
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/25	240	275,856
School District of Broward County/FL COP
Series A, 5.00%, 07/01/25	120	139,064
Series C, 5.00%, 07/01/25	160	185,419
School District of Broward County/FL GO, 5.00%, 07/01/25	180	209,379
State of Florida Department of Transportation RB, 5.00%, 07/01/25	330	382,984
State of Florida Department of Transportation Turnpike System Revenue RB, Series A, 5.00%, 07/01/25
	195	226,673
State of Florida GO
Series A, 5.00%, 06/01/25	272	315,538
Series A, 5.00%, 07/01/25	50	58,181
Series B, 5.00%, 06/01/25	140	162,409
Series B, 5.00%, 07/01/25	10	11,636
Series C, 5.00%, 06/01/25	280	324,818
Series D, 5.00%, 06/01/25	85	98,605
State of Florida Lottery Revenue RB
Series A, 5.00%, 07/01/25	185	215,122
Series B, 5.00%, 07/01/25	130	151,167
Tampa Bay Water RB, Series C, 5.00%, 10/01/25	85	99,520
Volusia County School Board COP, Series A, 5.00%, 08/01/25 (BAM)	90	105,008

		6,080,391

Georgia — 2.0%
City of Atlanta GA Water & Wastewater Revenue RB 5.75%, 11/01/25 (AGM)	195	235,271
Series B, 5.00%, 11/01/25	245	288,338
County of Forsyth GA GO, 5.00%, 09/01/25	100	117,194
Forsyth County School District GO, 5.00%, 02/01/25	105	120,599
Georgia State Road & Tollway Authority RB, 5.00%, 06/01/25	230	266,637
Gwinnett County School District GO, 5.00%, 02/01/25	120	137,828
Metropolitan Atlanta Rapid Transit Authority RB 5.25%, 07/01/25 (NPFGC)	100	117,189
Series A, 4.00%, 07/01/25	230	259,111
Municipal Electric Authority of Georgia RB, 5.00%, 01/01/25	145	165,124
Private Colleges & Universities Authority RB
Series B, 5.00%, 09/01/25	115	134,582
Series B, 5.00%, 10/01/25	390	457,783
State of Georgia GO 5.00%, 07/01/25	125	145,601
Series A, 5.00%, 02/01/25	435	499,626
Series A, 5.00%, 07/01/25	85	99,008
Series A1, 5.00%, 02/01/25	85	97,628
Series A-1, 5.00%, 02/01/25	85	97,628
Series C1, 4.00%, 01/01/25	150	167,073
Series C1, 4.00%, 07/01/25	105	118,494

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Series E, 5.00%, 12/01/25	$100	$118,048

		3,642,762

Hawaii — 1.5%
City & County Honolulu HI Wastewater System Revenue RB 5.00%, 07/01/25	285	331,137
Series B, 5.00%, 07/01/25	160	186,052
City & County of Honolulu HI GO 5.00%, 09/01/25	125	146,129
Series A, 5.00%, 10/01/25	160	187,536
Series B, 5.00%, 09/01/25	225	263,033
Series C, 5.00%, 10/01/25	65	76,187
Series E, 5.00%, 09/01/25	200	233,807
County of Hawaii HI GO, Series D, 5.00%, 09/01/25	170	198,736
State of Hawaii GO
Series EZ, 5.00%, 10/01/25	335	392,797
Series FE, 5.00%, 10/01/25	130	152,428
Series FK, 5.00%, 05/01/25	100	115,688
Series FN, 5.00%, 10/01/25	290	340,033
Series FT, 5.00%, 01/01/25	25	28,597
State of Hawaii State Highway Fund RB, Series A, 4.00%, 01/01/25	75	83,361
University of Hawaii RB, Series B, 5.00%, 10/01/25	45	52,706

		2,788,227

Idaho — 0.2%
Idaho Housing & Finance Association RB, 5.00%, 07/15/25	330	382,495

Illinois — 2.4%
Chicago O’Hare International Airport RB 5.00%, 01/01/25	300	342,042
Series C, 5.00%, 01/01/25	115	131,116
Series F, 5.00%, 01/01/25	150	171,021
Illinois Finance Authority RB 4.00%, 07/01/25	390	438,605
5.00%, 01/01/25	130	148,439
5.00%, 07/01/25	205	237,973
5.00%, 12/01/25	265	312,239
State of Illinois GO 5.00%, 01/01/25	155	175,360
5.00%, 02/01/25	125	141,745
5.00%, 10/01/25	100	115,265
5.50%, 05/01/25	210	243,247
Series A, 5.00%, 03/01/25	200	227,304
Series D, 5.00%, 11/01/25	1,260	1,455,104
State of Illinois Sales Tax Revenue RB, 5.00%, 06/15/25	200	230,001

		4,369,461

Indiana — 0.9%
City of Indianapolis Department of Public Utilities Water System Revenue RB, 5.00%, 10/01/25	275	322,095
Indiana Finance Authority RB 5.00%, 02/01/25	105	120,526
Series B, 5.00%, 02/01/25	215	246,791
Series C, 5.00%, 12/01/25	310	366,087
Indianapolis Local Public Improvement Bond Bank RB, 5.00%, 01/01/25	75	85,510
Purdue University COP, Series A, 5.00%, 07/01/25	115	133,907
Purdue University RB 5.00%, 07/01/25	160	186,306
Series A, 5.25%, 07/01/25	165	193,624

		1,654,846

Security	Par (000)	Value

Iowa — 0.4%
County of Polk IA GO, 5.00%, 06/01/25	$75	$86,976
State of Iowa GO, 5.00%, 06/15/25	445	516,007
State of Iowa RB, Series A, 5.00%, 06/01/25	135	156,400

		759,383

Kansas — 0.6%
Johnson County Public Building Commission RB 5.00%, 09/01/25	145	169,751
Series A, 5.00%, 09/01/25	190	222,433
Johnson County Unified School District No. 512 Shawnee Mission GO, Series B, 5.00%, 10/01/25	175	205,415
Sedgwick County Unified School District No. 265 Goddard GO, Series B, 5.00%, 10/01/25	20	23,417
State of Kansas Department of Transportation RB 5.00%, 09/01/25	230	268,496
Series A, 5.00%, 09/01/25	190	221,801

		1,111,313

Louisiana — 0.5%
State of Louisiana GO
Series A, 5.00%, 09/01/25	200	233,807
Series B, 5.00%, 05/01/25	40	46,275
Series B, 5.00%, 08/01/25	315	367,016
State of Louisiana RB, 5.00%, 09/01/25	195	227,398

		874,496

Maine — 0.6%
Maine Governmental Facilities Authority RB, 5.00%, 10/01/25	105	122,804
Maine Municipal Bond Bank RB 5.00%, 11/01/25	300	352,416
Series A, 5.00%, 09/01/25	215	251,253
Series B, 5.00%, 11/01/25	85	99,851
State of Maine GO, Series B, 5.00%, 06/01/25	285	330,508

		1,156,832

Maryland — 4.4%
City of Baltimore MD RB 5.00%, 07/01/25	195	226,647
Series A, 5.00%, 07/01/25	190	220,936
County of Anne Arundel MD GOL, 5.00%, 10/01/25	955	1,120,980
County of Baltimore MD GO 5.00%, 03/01/25	475	546,967
5.00%, 08/01/25	125	145,946
County of Charles MD GO, 5.00%, 10/01/25	60	70,428
County of Frederick MD, 5.00%, 08/01/25	300	350,208
County of Howard MD GO 5.00%, 08/15/25	185	216,269
Series A, 5.00%, 02/15/25	240	275,933
County of Montgomery MD COP, Series B, 5.00%, 04/01/25	100	115,146
County of Montgomery MD GO
Series C, 5.00%, 10/01/25	100	117,380
Series D, 4.00%, 11/01/25	490	557,109
County of Prince George’s MD GOL
Series A, 5.00%, 07/15/25	220	256,493
Series B, 5.00%, 07/15/25	45	52,464
State of Maryland Department of Transportation RB 4.00%, 09/01/25	235	266,400
5.00%, 09/01/25	315	369,032
5.00%, 10/01/25	160	187,945
5.00%, 12/01/25	100	117,959
State of Maryland GO
Second Series A, 5.00%, 08/01/25	410	478,535
Second Series B, 5.00%, 08/01/25	305	355,984

76	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
Series A, 5.00%, 03/15/25	$125	$144,083
Series A, 5.00%, 08/01/25	100	116,716
Series B, 4.00%, 08/01/25	210	237,316
Series B, 5.00%, 08/01/25	675	787,833
Washington Suburban Sanitary Commission GO 4.00%, 06/01/25 (GTD)	65	73,149
5.00%, 06/01/25 (GTD)	350	406,430
Washington Suburban Sanitary Commission RB, 5.00%, 06/01/25 (GTD)	180	209,021

		8,023,309

Massachusetts — 3.3%
Commonwealth of Massachusetts GO, 5.00%, 01/01/25	205	234,634
Commonwealth of Massachusetts GOL
Series A, 5.00%, 07/01/25	195	226,982
Series B, 5.00%, 04/01/25	75	86,581
Series B, 5.00%, 07/01/25	190	221,162
Series B, 5.25%, 09/01/25 (AGM)	375	442,407
Series C, 5.00%, 08/01/25	340	396,834
Series C, 5.00%, 09/01/25	135	157,988
Series C, 5.00%, 10/01/25	525	616,023
Series D, 5.00%, 07/01/25	330	384,124
Series E, 5.00%, 11/01/25 (AMBAC)	90	105,881
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/25	165	191,475
Massachusetts Bay Transportation Authority RB, Series A, 5.00%, 07/01/25	530	616,987
Massachusetts Clean Water Trust (The) RB 5.00%, 08/01/25	770	899,026
Series 22, 5.00%, 08/01/25	70	81,730
Massachusetts Development Finance Agency RB
Series A, 5.00%, 07/15/25	185	215,910
Series A, 5.00%, 10/15/25	250	294,131
Massachusetts School Building Authority RB 5.00%, 01/15/25	120	137,573
5.00%, 02/15/25	150	172,299
Series C, 5.00%, 08/15/25	250	292,255
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue RB, 5.00%, 01/01/25	75	85,765
Massachusetts Water Resources Authority RB 5.00%, 08/01/25	135	157,512
Series B, 5.25%, 08/01/25 (AGM)	15	17,640
Series C, 5.00%, 08/01/25	10	11,667
University of Massachusetts Building Authority RB, 5.00%, 11/01/25	25	29,433

		6,076,019

Michigan — 1.1%
Michigan Finance Authority RB
Series A, 5.00%, 12/01/25	120	141,285
Series B, 5.00%, 10/01/25	295	346,271
Michigan State Building Authority RB, Series I, 5.00%, 04/15/25	370	427,546
State of Michigan GO
Series A, 5.00%, 05/01/25	85	98,239
Series B, 4.00%, 11/01/25	120	136,180
State of Michigan RB, 5.00%, 03/15/25	505	581,178
State of Michigan Trunk Line Revenue RB, 5.00%, 11/15/25	45	52,986
University of Michigan RB, Series A, 5.00%, 04/01/25	210	242,426
Wayne County Airport Authority RB, Series A, 5.00%, 12/01/25	25	29,291

		2,055,402

Security	Par (000)	Value

Minnesota — 1.3%
City of Minneapolis MN GO, 4.00%, 12/01/25	$150	$170,828
County of Hennepin MN GO, Series A, 5.00%, 12/01/25	250	295,009
Metropolitan Council GO, Series A, 5.00%, 03/01/25	65	74,755
Minneapolis-St Paul Metropolitan Airports Commission RB
Series A, 5.00%, 01/01/25	120	136,939
Series C, 5.00%, 01/01/25	125	142,644
Minnesota Public Facilities Authority RB, Series A, 5.00%, 03/01/25	110	126,468
Southern Minnesota Municipal Power Agency RB, Series A, 0.00%, 01/01/25 (NPFGC)(a)	55	53,548
State of Minnesota GO
Series A, 5.00%, 08/01/25	240	280,021
Series A, 5.00%, 10/01/25	45	52,783
Series B, 5.00%, 08/01/25	175	204,182
Series B, 5.00%, 10/01/25	135	158,348
Series D, 5.00%, 08/01/25	260	303,356
Series E, 5.00%, 10/01/25	100	117,295
University of Minnesota RB, Series B, 5.00%, 10/01/25	150	176,007

		2,292,183

Mississippi — 0.3%
State of Mississippi GO
Series B, 5.00%, 12/01/25	100	117,826
Series C, 5.00%, 10/01/25	385	451,260

		569,086

Missouri — 0.5%
Metropolitan St Louis Sewer District RB, Series B, 5.00%, 05/01/25	85	98,432
Missouri Highway & Transportation Commission RB, 5.00%, 05/01/25	310	358,634
Missouri State Board of Public Buildings RB, Series A, 5.00%, 04/01/25	325	374,943

		832,009

Nebraska — 0.5%
Nebraska Public Power District RB
Series A, 5.00%, 01/01/25	215	245,203
Series C, 5.00%, 01/01/25	210	239,500
Omaha Public Facilities Corp. RB, Series A, 5.00%, 06/01/25	50	57,752
Omaha Public Power District Nebraska City Station Unit 2 RB, Series A, 5.00%, 02/01/25	60	68,558
Omaha Public Power District RB, Series A, 5.00%, 02/01/25	225	257,798

		868,811

Nevada — 2.3%
Clark County School District GOL, Series A, 5.00%, 06/15/25	625	721,806
Clark County Water Reclamation District GOL, 5.00%, 07/01/25	500	581,411
County of Clark Department of Aviation RB, 5.00%, 07/01/25	375	435,316
County of Clark NV GOL 5.00%, 11/01/25	170	199,776
Series A, 5.00%, 06/01/25	165	191,347
Series A, 5.00%, 11/01/25	175	205,652
Series B, 5.00%, 06/01/25	50	57,984
Series B, 5.00%, 12/01/25	255	300,457
County of Clark NV RB 5.00%, 07/01/25	350	407,265
Series B, 5.00%, 07/01/25	110	127,998
Las Vegas Valley Water District GOL, 5.00%, 06/01/25	110	127,522
State of Nevada GOL
5.00%, 05/01/25	135	155,874
Series A, 5.00%, 05/01/25	70	80,823

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada (continued)
State of Nevada Highway Improvement Revenue RB, 5.00%, 12/01/25	$325	$382,503
Washoe County School District/NV GOL
Series A, 5.00%, 06/01/25	140	162,084
Series C, 5.00%, 10/01/25	40	46,799

		4,184,617

New Hampshire — 0.5%
City of Manchester NH GO, 4.00%, 06/15/25	250	280,560
New Hampshire Municipal Bond Bank RB 5.00%, 08/15/25	200	233,640
5.00%, 08/15/25 (ST INTERCEPT)	50	58,410
Series A, 5.00%, 08/15/25	175	204,004
State of New Hampshire GO, Series B, 5.00%, 12/01/25	175	206,429

		983,043

New Jersey — 2.6%
County of Monmouth NJ GO, 5.00%, 07/15/25	170	197,790
Monmouth County Improvement Authority (The) RB 5.00%, 02/15/25 (GTD)	100	114,901
5.00%, 12/01/25 (GTD)	270	318,370
New Jersey Economic Development Authority RB 5.00%, 06/15/25	305	351,593
Series A, 4.13%, 06/15/25	170	190,484
Series B, 4.00%, 11/01/25 (SAP)	750	843,600
Series D, 5.00%, 06/15/25	30	34,579
New Jersey Educational Facilities Authority RB 5.00%, 07/01/25	175	203,911
Series B, 5.00%, 07/01/25	125	145,650
Series D, 5.00%, 07/01/25	410	477,734
New Jersey Infrastructure Bank RB, Series A-1, 5.00%, 09/01/25 (MUN GOVT GTD)	110	128,731
New Jersey Transportation Trust Fund Authority RB 5.00%, 06/15/25	30	34,635
Series A, 5.00%, 06/15/25	25	28,823
Series A, 5.75%, 06/15/25 (NPFGC)	100	118,183
New Jersey Turnpike Authority RB
Series B, 5.00%, 01/01/25	115	131,077
Series C-2, 5.50%, 01/01/25 (AMBAC)	365	421,744
State of New Jersey GO 5.00%, 06/01/25	615	707,989
Series A, 5.00%, 06/01/25	315	362,629

		4,812,423

New Mexico — 0.3%
New Mexico Finance Authority RB, Series A, 5.00%, 06/15/25	135	156,753
Santa Fe Public School District GO, 5.00%, 08/01/25 (SAW)	85	98,933
State of New Mexico GO, 5.00%, 03/01/25	275	316,467
State of New Mexico Severance Tax Permanent Fund RB, Series D, 5.00%, 07/01/25	50	58,141

		630,294

New York — 9.4%
City of New York NY GO 5.00%, 08/01/25	510	593,803
Series 1, 5.00%, 08/01/25	425	494,836
Series A, 5.00%, 08/01/25	505	588,127
Series C, 4.00%, 08/01/25	185	208,549
Series C, 5.00%, 08/01/25	825	960,563
Series E, 5.00%, 08/01/25	200	232,864
Series F-1, 5.00%, 06/01/25	75	86,860
County of Monroe NY GOL, 5.00%, 06/01/25 (AGM)	25	28,982
Hudson Yards Infrastructure Corp. RB, 4.00%, 02/15/25	100	111,746

Security	Par (000)	Value

New York (continued)
Long Island Power Authority RB 0.00%, 06/01/25 (AGM)(a)	$200	$194,051
5.00%, 09/01/25	130	152,191
Metropolitan Transportation Authority RB 5.00%, 11/15/25	70	82,301
Series A, 5.00%, 11/15/25	105	123,452
Series B, 5.00%, 11/15/25	545	634,079
Series B2, 5.00%, 11/15/25	215	252,782
Series C-1, 5.00%, 11/15/25	65	75,624
Series F, 5.00%, 11/15/25	230	267,593
New York City Transitional Finance Authority Building Aid Revenue RB 4.00%, 07/15/25	110	124,026
Series S-2A, 5.00%, 07/15/25 (SAW)	145	168,799
Series S-3, 5.00%, 07/15/25 (SAW)	415	483,115
Series S-4A, 5.00%, 07/15/25 (SAW)	140	162,979
New York City Transitional Finance Authority Future Tax Secured Revenue RB 4.00%, 05/01/25	100	112,261
5.00%, 02/01/25	50	57,376
5.00%, 08/01/25	275	320,857
5.00%, 11/01/25	145	170,523
Series A-1, 5.00%, 08/01/25	10	11,668
Series B-1, 5.00%, 08/01/25	250	291,688
Series C, 5.00%, 11/01/25	680	799,693
New York City Water & Sewer System RB 4.00%, 06/15/25	125	140,712
5.00%, 06/15/25	435	505,262
Series FF, 4.00%, 06/15/25	50	56,285
Series GG, 5.00%, 06/15/25	250	290,381
New York State Dormitory Authority RB 4.00%, 02/15/25	125	139,714
5.00%, 03/15/25	250	288,408
5.00%, 10/01/25	130	152,760
Series 1, 5.00%, 03/15/25	210	242,186
Series A, 5.00%, 02/15/25	355	407,899
Series A, 5.00%, 03/15/25	530	611,271
Series A, 5.00%, 07/01/25	290	335,250
Series B, 5.00%, 02/15/25	365	419,872
Series B, 5.50%, 03/15/25 (AMBAC)	160	186,669
Series D, 5.00%, 02/15/25	570	655,124
Series E, 5.00%, 02/15/25	60	69,020
Series E, 5.00%, 03/15/25	500	576,697
New York State Environmental Facilities Corp. RB 5.00%, 10/15/25	70	82,236
Series A, 4.00%, 06/15/25	65	73,220
Series B, 5.00%, 06/15/25	200	232,461
Series D, 5.00%, 03/15/25	125	144,083
New York State Thruway Authority RB 5.00%, 01/01/25	210	239,857
Series A-1, 5.00%, 03/15/25	200	230,362
Series L, 5.00%, 01/01/25	150	171,326
New York State Urban Development Corp. RB 5.00%, 03/15/25	75	86,359
Series A, 5.00%, 03/15/25	1,135	1,306,894
Series C, 5.00%, 03/15/25	65	74,844
Port Authority of New York & New Jersey RB
Series 189, 5.00%, 05/01/25	120	138,917
Series 205, 5.00%, 11/15/25	445	524,168

78	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Triborough Bridge & Tunnel Authority RB
Series A, 5.00%, 11/15/25	$155	$182,100
Series B, 5.00%, 11/15/25	380	446,438
Series C-1, 5.00%, 11/15/25	215	252,590

		17,054,753

North Carolina — 2.6%
City of Charlotte NC COP 5.00%, 12/01/25	50	58,957
Series B, 5.00%, 06/01/25	50	58,023
City of Charlotte NC GO, Series A, 5.00%, 07/01/25	85	99,009
City of Charlotte NC Water & Sewer System RB, 5.00%, 07/01/25	155	180,607
City of Charlotte NC Water & Sewer System Revenue RB, 5.00%, 07/01/25	155	180,607
City of Raleigh NC GO, Series A, 5.00%, 09/01/25	245	286,923
County of Buncombe NC, 5.00%, 06/01/25	120	139,161
County of Durham NC GO, 5.00%, 10/01/25	250	293,663
County of Forsyth NC GO 5.00%, 03/01/25	185	213,096
5.00%, 07/01/25	55	64,064
5.00%, 12/01/25	200	236,096
County of Guilford NC GO, 5.00%, 03/01/25	350	403,154
County of Iredell NC RB, 5.00%, 12/01/25	25	29,456
County of Johnston NC GO, 4.00%, 02/01/25	140	156,094
County of Mecklenburg NC GO, 5.00%, 03/01/25	110	126,745
County of New Hanover NC GO, 5.00%, 08/01/25	100	116,797
County of Wake NC GO
Series A, 5.00%, 03/01/25	175	201,703
Series C, 5.00%, 03/01/25	170	195,940
County of Wake NC RB, 5.00%, 08/01/25	120	140,059
State of North Carolina GO 5.00%, 06/01/25	160	185,858
Series A, 5.00%, 06/01/25	185	214,899
Series B, 5.00%, 06/01/25	755	877,019
State of North Carolina RB 5.00%, 03/01/25	115	132,382
Series B, 5.00%, 05/01/25	125	144,705

		4,735,017

Ohio — 3.0%
City of Cincinnati OH GO, Series A, 4.00%, 12/01/25	150	170,373
City of Cleveland OH GO, 5.00%, 12/01/25	110	129,122
City of Columbus OH GO 5.00%, 04/01/25	175	201,957
Series 1, 5.00%, 07/01/25	500	581,808
Series A, 4.00%, 04/01/25	170	190,434
City of Columbus OH GOL, Series B, 4.00%, 07/01/25	35	39,457
Cleveland Department of Public Utilities Division of Water RB, 5.00%, 01/01/25	200	228,707
County of Franklin OH Sales Tax Revenue RB, 5.00%, 06/01/25	130	150,758
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/25	115	135,755
Ohio State University (The) RB, 5.00%, 12/01/25	270	318,490
Ohio Water Development Authority RB
Series A, 5.00%, 06/01/25	125	144,815
Series A, 5.00%, 12/01/25	150	176,540
Ohio Water Development Authority Water Pollution Control Loan Fund RB 5.00%, 12/01/25	150	176,540

Security	Par (000)	Value

Ohio (continued)
Series 2015-A, 5.00%, 12/01/25	$375	$441,349
Series B, 5.00%, 12/01/25	55	64,731
State of Ohio GO 5.00%, 08/01/25	455	530,503
5.00%, 08/01/25 (ETM)	5	5,822
5.00%, 09/01/25	115	134,439
Series A, 5.00%, 06/15/25	250	290,283
Series A, 5.00%, 09/01/25	65	75,987
Series A, 5.00%, 09/15/25	95	111,193
Series B, 5.00%, 09/01/25	185	216,271
Series B, 5.00%, 09/15/25	175	204,829
Series S, 5.00%, 05/01/25	50	57,825
Series V, 5.00%, 05/01/25	130	150,346
State of Ohio RB 5.00%, 04/01/25	250	287,866
Series A, 5.00%, 02/01/25	50	57,254
Series C, 5.00%, 12/01/25	145	170,527

		5,443,981

Oklahoma — 0.7%
City of Oklahoma City OK GO, 5.00%, 03/01/25	95	109,427
Grand River Dam Authority RB
Series A, 4.00%, 06/01/25	35	39,295
Series A, 5.00%, 06/01/25	305	353,230
Oklahoma Capitol Improvement Authority RB, Series A, 4.00%, 07/01/25	110	123,326
Oklahoma City Water Utilities Trust RB, 5.00%, 07/01/25	355	413,084
Oklahoma Turnpike Authority RB, Series E, 5.00%, 01/01/25	110	125,901
Oklahoma Water Resources Board RB, 5.00%, 04/01/25 (OK CERF)	100	115,404

		1,279,667

Oregon — 1.1%
City of Eugene OR Electric Utility System Revenue RB, Series A, 5.00%, 08/01/25	15	17,428
City of Portland OR Sewer System Revenue RB, Series A, 5.00%, 06/15/25	145	168,421
Multnomah County School District No. 1 Portland/OR GO 5.00%, 06/15/25 (GTD)	100	116,113
Series B, 5.00%, 06/15/25 (GTD)	150	174,170
Portland Community College District GO, 5.00%, 06/15/25	280	325,117
State of Oregon Department of Transportation RB
Series A, 5.00%, 11/15/25	195	229,435
Series C, 5.00%, 11/15/25	100	117,659
State of Oregon GO 5.00%, 05/01/25	495	572,471
Series H, 5.00%, 08/01/25	195	227,358
Series L, 5.00%, 08/01/25	50	58,297

		2,006,469

Pennsylvania — 2.8%
City of Philadelphia PA GO, Series A, 5.00%, 08/01/25	255	296,385
City of Philadelphia PA Water & Wastewater Revenue RB 5.00%, 10/01/25	600	703,516
Series B, 5.00%, 11/01/25	100	117,559
Commonwealth of Pennsylvania GO 5.00%, 07/15/25	70	81,499
5.00%, 09/15/25 (AGM)	20	23,451
First Series, 5.00%, 01/01/25	230	263,013
First Series, 5.00%, 02/01/25 (AGM)	220	252,684
First Series, 5.00%, 08/15/25	360	420,256
First Series, 5.00%, 09/15/25	550	643,748

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Second Series, 5.00%, 09/15/25	$470	$550,112
Series D, 5.00%, 08/15/25	100	116,738
County of Bucks PA GO, 5.00%, 06/01/25	140	162,355
Delaware County Authority RB, 5.00%, 12/01/25	60	70,430
Delaware River Joint Toll Bridge Commission RB, 5.00%, 07/01/25	100	115,966
Delaware River Port Authority RB, Series B, 5.00%, 01/01/25	220	251,129
Pennsylvania State University (The) RB, 5.25%, 08/15/25	90	106,018
Pennsylvania Turnpike Commission RB
Series A, 5.00%, 12/01/25	370	434,320
Series A2, 5.00%, 12/01/25	305	358,020
Series B, 5.00%, 06/01/25	170	195,965

		5,163,164

Rhode Island — 0.6%
Rhode Island Commerce Corp., 5.00%, 06/15/25	190	219,947
Rhode Island Commerce Corp. RB, Series B, 5.00%, 06/15/25	360	417,444
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB, Series B, 5.00%, 10/01/25	135	158,406
State of Rhode Island GO 5.00%, 01/15/25	200	229,288
Series A, 5.00%, 08/01/25	80	93,405

		1,118,490

South Carolina — 0.5%
City of Columbia SC Waterworks & Sewer System Revenue RB, Series B, 5.00%, 02/01/25	265	303,906
County of Charleston SC GO, 5.00%, 11/01/25 (SAW)	260	306,218
Fort Mill School District No. 4 GO, Series A, 5.00%, 03/01/25, (SCSDE)	100	115,007
State of South Carolina GO, 5.00%, 04/01/25	125	144,393

		869,524

Tennessee — 2.4%
City of Memphis TN Electric System Revenue RB, 5.00%, 12/01/25	50	58,869
City of Memphis TN GO, Series A, 5.00%, 12/01/25	210	247,621
City of Memphis TN Sanitary Sewerage System Revenue RB, 5.00%, 10/01/25	200	234,421
County of Blount TN GO, 5.00%, 06/01/25	410	475,468
County of Hamilton TN GO 4.00%, 03/01/25	335	374,568
Series A, 5.00%, 04/01/25	150	173,216
County of Montgomery TN GO, 5.00%, 04/01/25	130	150,025
County of Shelby TN GO 5.00%, 04/01/25	250	288,510
Series A, 5.00%, 04/01/25	135	155,795
County of Sumner TN GO, 5.00%, 12/01/25	150	176,939
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB, Series A, 5.00%, 05/15/25	145	168,018
Metropolitan Government of Nashville & Davidson County TN GO 5.00%, 01/01/25	350	400,237
5.00%, 07/01/25	225	261,635
Series A, 5.00%, 07/01/25	140	162,795
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB 5.00%, 07/01/25	45	52,363
Series B, 5.00%, 07/01/25	105	122,180
State of Tennessee GO, Series A, 5.00%, 08/01/25	180	210,235

Security	Par (000)	Value

Tennessee (continued)
Tennessee State School Bond Authority RB
Series A, 5.00%, 11/01/25 (NPFGC)	$280	$329,529
Series B, 5.00%, 11/01/25	260	305,991

		4,348,415

Texas — 10.8%
Alamo Regional Mobility Authority RB, 5.00%, 06/15/25	180	208,301
Aldine Independent School District GOL, 5.00%, 02/15/25	125	143,406
Alvin Independent School District/TX GO, 5.00%, 02/15/25 (PSF)	230	263,948
Arlington Independent School District/TX GO 5.00%, 02/15/25 (PSF)	35	40,215
Series B, 5.00%, 02/15/25 (PSF)	100	114,901
Austin Independent School District GO 5.00%, 08/01/25 (PSF)	335	390,319
Series B, 5.00%, 08/01/25 (PSF)	150	174,769
Birdville Independent School District GO, Series B, 5.00%, 02/15/25 (PSF)	80	91,723
Board of Regents of the University of Texas System RB, Series C, 5.00%, 08/15/25	200	233,558
Central Texas Regional Mobility Authority RB, 5.00%, 01/01/25.	135	153,553
City of Arlington TX GOL, 5.00%, 08/15/25	85	99,367
City of Austin TX GOL, 5.00%, 09/01/25	190	222,353
City of Austin TX Water & Wastewater System Revenue RB, 5.00%, 11/15/25	75	88,113
City of Austin/TX GOL, 5.00%, 09/01/25	235	275,016
City of Dallas TX Waterworks & Sewer System Revenue RB 5.00%, 10/01/25	195	228,726
Series A, 5.00%, 10/01/25	100	117,295
City of Frisco TX GOL, 5.00%, 02/15/25	90	103,347
City of Houston TX Airport System Revenue RB, Series D, 5.00%, 07/01/25	65	75,455
City of Houston TX Combined Utility System Revenue RB
Series A, 0.00%, 12/01/25 (AGM)(a)	20	19,332
Series B, 5.00%, 11/15/25	300	353,108
Series D, 5.00%, 11/15/25	225	264,831
City of McKinney TX Waterworks & Sewer System Revenue RB, 5.00%, 03/15/25	15	17,268
City of Plano TX GOL 5.00%, 09/01/25	170	198,806
Series A, 5.00%, 09/01/25	95	111,098
City of San Antonio TX Electric & Gas Systems Revenue RB 5.00%, 02/01/25	510	584,520
Series ETM, 5.00%, 02/01/25 (ETM)	50	57,323
City of San Antonio TX GOL, 5.00%, 08/01/25	450	525,039
Clear Creek Independent School District GO, 5.00%, 02/15/25 (PSF)	120	137,882
County of Bexar TX GOL, 5.00%, 06/15/25	70	81,307
County of Bexar TX RB, 5.00%, 06/15/25	260	301,996
County of Denton TX GOL, 5.00%, 05/15/25	75	86,791
County of Fort Bend TX GO, Series A, 5.00%, 03/01/25	100	115,007
County of Harris TX GOL, Series B, 5.00%, 10/01/25	390	457,286
County of Harris TX RB 5.00%, 08/15/25	175	204,291
Series A, 5.00%, 08/15/25	235	274,334
County of Montgomery TX GO, Series A, 5.00%, 03/01/25	100	114,935
Cypress-Fairbanks Independent School District GO, 5.00%, 02/15/25 (PSF)	225	258,449
Dallas Area Rapid Transit RB, 5.00%, 12/01/25	165	194,340
Dallas Fort Worth International Airport RB, 5.00%, 11/01/25	230	269,787

80	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Dallas Independent School District GO, Series A, 5.00%, 02/15/25 (PSF)	$390	$447,563
Denton Independent School District GO, 5.00%, 08/15/25 (PSF)	290	338,540
Fort Worth Independent School District GO, 5.00%, 02/15/25 (PSF)	395	453,161
Frisco Independent School District GO, Series A, 5.00%, 08/15/25 (PSF)	300	350,091
Grapevine-Colleyville Independent School District GO, 0.00%, 08/15/25 (PSF)(a)	200	195,156
Judson Independent School District GO, 5.00%, 02/01/25 (PSF)	135	154,726
Katy Independent School District GO
Series A, 5.00%, 02/15/25 (PSF)	105	120,572
Series D, 5.00%, 02/15/25 (PSF)	35	40,191
Keller Independent School District/TX GO, Series A, 5.00%, 02/15/25 (PSF)	105	120,349
Killeen Independent School District GO, 5.00%, 02/15/25 (PSF)	65	74,640
Klein Independent School District GO, Series A, 5.00%, 08/01/25 (PSF)	40	46,492
Leander Independent School District GO 0.00%, 08/15/25 (PSF)(a)	330	322,371
Series A, 5.00%, 08/15/25 (PSF)	125	145,820
Series B, 0.00%, 08/15/25(a)	100	96,991
Lewisville Independent School District GO 5.00%, 08/15/25 (PSF)	160	186,715
Series B, 5.00%, 08/15/25	130	151,759
Lone Star College System GOL, Series B, 5.00%, 02/15/25	270	309,756
Lower Colorado River Authority RB 5.00%, 05/15/25	65	75,145
Series D, 5.00%, 05/15/25	130	150,290
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Series B, 5.00%, 11/01/25	125	146,948
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue RB, 5.00%, 11/01/25	220	258,629
North East Independent School District/TX GO, 5.00%, 08/01/25 (PSF)	305	355,736
North Texas Municipal Water District RB, 5.00%, 06/01/25	200	230,702
North Texas Municipal Water District Upper East Fork Wastewater Interceptor System, 5.00%, 06/01/25	25	28,924
North Texas Municipal Water District Water System Revenue RB, 5.00%, 09/01/25	240	279,872
North Texas Tollway Authority RB, Series A, 5.00%, 01/01/25	205	233,937
Northside Independent School District GO, Series A, 5.00%, 08/15/25 (PSF)	85	99,297
Northwest Independent School District, 5.00%, 02/15/28 (PR 02/15/25)	45	51,730
Northwest Independent School District GO, Series B, 5.00%, 02/15/25 (PSF)	40	45,791
Permanent University Fund - Texas A&M University System RB, Series A, 5.00%, 07/01/25	175	203,702
Permanent University Fund - University of Texas System RB
Series A, 5.00%, 07/01/25	215	249,836
Series B, 5.00%, 07/01/25	115	133,679
Rockwall Independent School District GO, 5.00%, 02/15/25 (PSF)	110	126,236
Round Rock Independent School District GO 5.00%, 08/01/25 (PSF)	60	69,981
Series A, 5.00%, 08/01/25 (PSF)	120	139,962

Security	Par (000)	Value

Texas (continued)
San Antonio Independent School District/TX GO 5.00%, 02/15/25 (PSF)	$235	$269,769
5.00%, 08/15/25 (PSF)	170	198,384
San Antonio Water System RB
Series A, 5.00%, 05/15/25	125	144,652
Series C, 5.00%, 05/15/25	70	81,005
Spring Independent School District GO, 5.00%, 08/15/25 (PSF)	215	250,545
State of Texas GO 5.00%, 04/01/25	245	282,649
5.00%, 08/01/25	190	221,606
5.00%, 10/01/25	55	64,489
Series A, 5.00%, 04/01/25	155	178,819
Series A, 5.00%, 08/01/25	190	221,606
Tarrant Regional Water District Water Supply System Revenue RB, 5.00%, 03/01/25	135	155,405
Texas A&M University RB, Series C, 5.00%, 05/15/25	195	226,030
Texas State Technical College RB, 4.00%, 10/15/25	100	113,574
Texas State University System RB, 5.00%, 03/15/25	275	316,284
Texas Tech University System, 5.00%, 02/15/25	210	240,996
Texas Transportation Commission State Highway Fund RB 5.25%, 04/01/25	285	331,101
First Series, 5.00%, 10/01/25	50	58,605
Series A, 5.00%, 10/01/25	630	738,425
Texas Water Development Board RB
Series A, 5.00%, 04/15/25	125	144,581
Series A, 5.00%, 10/15/25	215	252,768
Series B, 5.00%, 04/15/25	175	202,414
Series B, 5.00%, 10/15/25	220	258,646
Tyler Independent School District GO, 5.00%, 02/15/25 (PSF)	175	200,644
University of North Texas System RB, Series A, 5.00%, 04/15/25	100	115,218
University of Texas System (The) RB 5.00%, 08/15/25	145	169,329
Series E, 5.00%, 08/15/25	115	134,296
Series H, 5.00%, 08/15/25	75	87,584

		19,746,809

Utah — 0.9%
Davis School District GO, Series B, 5.00%, 06/01/25	40	46,403
Ogden City School District GO, 5.00%, 06/15/25 (GTD)	110	127,724
State of Utah GO, 5.00%, 07/01/25	330	384,518
University of Utah (The) RB
Series A, 4.00%, 08/01/25	75	84,636
Series A, 5.00%, 08/01/25	110	128,209
Series B1, 5.00%, 08/01/25 (SAP)	25	29,138
Utah State Building Ownership Authority RB, 5.00%, 05/15/25 .	460	531,794
Utah Water Finance Agency RB, Series A, 5.00%, 03/01/25	190	218,037

		1,550,459

Vermont — 0.1%
University of Vermont & State Agricultural College RB, 5.00%, 10/01/25	40	46,698
Vermont Municipal Bond Bank RB, Series 5, 5.00%, 12/01/25	115	135,704

		182,402

Virginia — 4.5%
City of Alexandria VA GO, Series D, 5.00%, 07/01/25 (SAW)	140	163,073
City of Charlottesville VA GO, 4.00%, 07/15/25 (SAW)	125	141,005
City of Norfolk VA GO, Series A, 5.00%, 10/01/25	145	169,893
City of Norfolk VA Water Revenue RB, Series B, 5.00%, 11/01/25	125	146,515

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
City of Richmond VA GO, Series B, 5.00%, 07/15/25 (SAW)	$35	$40,792
City of Richmond VA Public Utility Revenue RB, 5.00%, 01/15/25	100	114,610
City of Virginia Beach VA Water & Sewer System Revenue RB, 5.00%, 10/01/25	100	117,125
Commonwealth of Virginia GO, Series B, 5.00%, 06/01/25	75	86,947
County of Arlington VA GO
Series A, 5.00%, 08/01/25 (SAW)	50	58,460
Series B, 5.00%, 08/15/25	75	87,800
County of Chesterfield VA Water & Sewer Revenue RB, 5.00%, 11/01/25	200	235,465
County of Fairfax VA GO, Series A, 5.00%, 10/01/25 (SAW)	175	205,192
County of Henrico VA GO 5.00%, 07/15/25	50	58,274
Series A, 5.00%, 08/01/25 (SAW)	500	583,580
Hampton Roads Sanitation District RB, Series A, 4.00%, 08/01/25	65	73,507
Loudoun County Sanitation Authority RB, 5.00%, 01/01/25	35	40,059
Virginia Beach Development Authority RB, 5.00%, 04/01/25	150	172,719
Virginia College Building Authority RB 5.00%, 09/01/25	450	526,439
Series A, 5.00%, 02/01/25	55	63,094
Series A, 5.00%, 02/01/28 (PR 02/01/25)	125	143,527
Series A, 5.00%, 02/01/30 (PR 02/01/25)	300	344,465
Series B, 5.00%, 09/01/25	195	228,124
Series E, 5.00%, 02/01/25	410	470,338
Virginia Commonwealth Transportation Board RB 5.00%, 03/15/25	845	972,773
5.00%, 05/15/25	30	34,728
5.00%, 09/15/25	130	152,104
Series A, 5.00%, 05/15/25	255	295,188
Virginia Public Building Authority RB 5.00%, 08/01/25	140	163,289
Series A, 5.00%, 08/01/25	170	198,279
Series B, 5.00%, 08/01/25	445	519,024
Virginia Public School Authority RB 5.00%, 03/01/25 (SAW)	240	275,673
5.00%, 08/01/25 (SAW)	50	58,216
Series A, 5.00%, 08/01/25	200	233,188
Series B, 5.00%, 08/01/25	255	297,315
Series C, 5.00%, 08/01/25	110	128,253
Virginia Resources Authority RB 5.00%, 11/01/25	410	481,552
Series C, 5.00%, 11/01/25	30	35,255
Series D, 4.00%, 11/01/25	55	62,462

		8,178,302

Washington — 5.3%
Central Puget Sound Regional Transit Authority RB 5.00%, 11/01/25	150	176,403
Series S-1, 5.00%, 11/01/25	390	458,648
City of Seattle WA Drainage & Wastewater Revenue RB, 5.00%, 07/01/25	90	104,690
City of Seattle WA GOL 5.00%, 06/01/25	125	145,056
5.00%, 12/01/25	225	265,308
City of Seattle WA Municipal Light & Power Revenue RB
Series B, 5.00%, 02/01/25	80	91,745
Series B, 5.00%, 04/01/25	115	132,630
Series C, 5.00%, 09/01/25	215	251,342

Security	Par (000)	Value

Washington (continued)
City of Seattle WA Water System Revenue RB 5.00%, 05/01/25	$300	$347,179
5.00%, 08/01/25	225	262,519
City of Tacoma WA Electric System Revenue RB, 5.00%, 01/01/25	105	119,964
City of Vancouver WA GOL, Series B, 5.00%, 12/01/25	140	164,957
Clark County Public Utility District No. 1 RB, 5.00%, 01/01/25	185	211,002
Clark County School District No. 114 Evergreen GO, 5.00%, 12/01/25	210	247,714
Clark County School District No. 122 Ridgefield GO, 5.00%, 12/01/25	55	64,683
County of King WA GOL 5.00%, 07/01/25	70	81,509
5.00%, 12/01/25	115	135,704
County of King WA Sewer Revenue, 5.00%, 01/01/25	200	228,979
County of Kitsap WA GOL, 5.00%, 06/01/25	40	46,387
County of Pierce WA GO, 5.00%, 08/01/25	100	116,310
County of Pierce WA GOL, Series A, 5.00%, 07/01/25	40	46,402
County of Spokane WA GOL, Series B, 5.00%, 12/01/25	115	135,347
Energy Northwest RB
Series A, 5.00%, 07/01/25	485	564,739
Series C, 5.00%, 07/01/25	710	826,731
King County School District No. 405 Bellevue GO, 5.00%, 12/01/25 (GTD)	110	129,706
Kitsap County School District No. 401 Central Kitsap GO, 5.00%, 12/01/25	130	152,886
Pierce County School District No 10 Tacoma GO, 5.00%, 12/01/25	195	229,761
Pierce County School District No 402 Franklin Pierce GO, 5.00%, 12/01/25	105	123,485
Port of Seattle WA RB, 4.00%, 02/01/25	110	122,343
Port of Tacoma WA RB, Series A, 4.00%, 12/01/25	115	130,122
Snohomish County School District No. 201 Snohomish GO, 5.00%, 12/01/25, (SCH BD GTY)	125	147,283
Snohomish County School District No. 4 Lake Stevens GO, 5.00%, 12/01/25	50	58,692
Spokane County School District No. 356 Central Valley GO, 5.00%, 12/01/25	50	58,869
State of Washington COP 5.00%, 01/01/25	175	199,821
5.00%, 07/01/25 (ST INTERCEPT)	240	278,602
Series C, 5.00%, 07/01/25	45	52,238
State of Washington GO 5.00%, 02/01/25	240	275,236
Series A, 5.00%, 08/01/25	145	169,062
Series A-1, 5.00%, 08/01/25	120	139,913
Series B, 5.00%, 06/01/25	135	156,556
Series B, 5.00%, 08/01/25	100	116,594
Series D, 5.00%, 02/01/25	35	40,139
Series D, 5.00%, 06/01/25	750	869,759
Series F, 0.00%, 12/01/25 (AMBAC)(a)	240	232,177
Series R-2018C, 5.00%, 08/01/25	110	128,254
Series R-2018D, 5.00%, 08/01/25	250	291,485
University of Washington RB 5.00%, 04/01/25	155	178,876
Series B, 4.00%, 06/01/25	175	196,874

		9,704,681

West Virginia — 0.5%
State of West Virginia GO, Series A, 5.00%, 06/01/25	425	493,192

82	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2025 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

West Virginia (continued)
West Virginia Commissioner of Highways RB, Series A, 5.00%, 09/01/25	$140	$163,085
West Virginia State School Building Authority Lottery Revenue RB, Series A, 5.00%, 07/01/25	170	197,007

		853,284

Wisconsin — 1.4%
State of Wisconsin Environmental Improvement Fund Revenue RB, Series A, 5.00%, 06/01/25	560	649,636
State of Wisconsin GO
Series 2, 4.00%, 11/01/25	120	135,874
Series 2, 5.00%, 11/01/25	485	568,268
Series A, 5.00%, 05/01/25	245	282,606
Series B, 5.00%, 05/01/25	250	288,373
State of Wisconsin RB, Series A, 5.00%, 05/01/25	85	98,303
Wisconsin Department of Transportation RB
Series 1, 5.00%, 07/01/25	235	273,730
Series 2, 5.00%, 07/01/25	290	337,794

		2,634,584

Total Municipal Debt Obligations — 98.7% (Cost: $178,145,297)		180,167,754

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Liquidity Funds: MuniCash, 0.01%(b)(c)	161	$160,825

Total Short-Term Investments — 0.1% (Cost: $160,825)		160,825

Total Investments in Securities — 98.8% (Cost: $178,306,122)		180,328,579

Other Assets, Less Liabilities — 1.2%		2,161,767

Net Assets — 100.0%		$182,490,346

(a)	Zero-coupon bond.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash	$133,561	$26,588	(a)	$—	$688	$(12)	$160,825	161	$44	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$180,167,754	$—	$180,167,754
Money Market Funds	160,825	—	—	160,825

	$160,825	$180,167,754	$—	$180,328,579

See notes to financial statements.

SCHEDULES OF INVESTMENTS	83

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.3%
Alabama Federal Aid Highway Finance Authority RB 5.00%, 09/01/26	$100	$120,735
Series B, 5.00%, 09/01/26	365	440,683
Alabama Highway Finance Corp., 5.00%, 08/01/26	90	108,116
Alabama Public School and College Authority RB
Series B, 5.00%, 01/01/26 (Call 07/01/24)	215	241,006
Series C, 5.00%, 06/01/26 (Call 12/01/24)	150	171,034
State of Alabama GO 5.00%, 11/01/26 (Call 02/01/26)	100	117,977
Series C, 5.00%, 08/01/27 (Call 08/01/26)	210	250,823
University of Alabama (The) RB, Series C, 5.00%, 07/01/26	110	131,710

		1,582,084

Arizona — 2.1%
Arizona Department of Transportation State Highway Fund Revenue RB, 5.00%, 07/01/26	215	257,872
Arizona State University RB
Series A, 5.00%, 07/01/26	25	29,947
Series B, 5.00%, 07/01/29 (Call 07/01/26)	100	119,082
Arizona Transportation Board RB, Series A, 5.00%, 07/01/26	170	203,466
City of Phoenix AZ GO 4.00%, 07/01/26	100	115,354
5.00%, 07/01/26	275	329,836
5.00%, 07/01/27 (Call 07/01/26)	185	221,513
City of Phoenix Civic Improvement Corp. RB 5.00%, 07/01/29 (Call 07/01/26)	305	363,340
5.00%, 07/01/30 (Call 07/01/26)	200	237,649
5.50%, 07/01/26 (NPFGC)	40	48,076
City of Tucson AZ Water System Revenue RB, 5.00%, 07/01/26 .	100	119,940
Salt River Project Agricultural Improvement & Power District RB 5.00%, 01/01/26	140	165,325
Series A, 5.00%, 01/01/26	145	171,230
State of Arizona Lottery Revenue RB, 5.00%, 07/01/26	100	119,966
University of Arizona (The) RB, Series A, 4.00%, 06/01/28 (Call 06/01/26)	105	119,611

		2,622,207

Arkansas — 0.0%
State of Arkansas GO, 5.00%, 10/01/26 (Call 10/01/24)	20	22,578

California — 14.8%
Alvord Unified School District GO, Series B, 0.00%, 08/01/26 (AGM)(a)	55	52,201
California Infrastructure & Economic Development Bank RB 5.00%, 10/01/27 (PR 10/01/26)	100	121,514
5.00%, 10/01/28 (Call 04/01/26)	40	47,523
California State Public Works Board RB 4.00%, 10/01/28 (Call 10/01/26)	150	172,843
5.00%, 09/01/26	75	90,393
5.00%, 04/01/29 (Call 10/01/26)	125	150,880
Series B, 5.00%, 04/01/26	50	59,524
Series B, 5.00%, 10/01/26 (Call 10/01/24)	105	118,774
Series C, 5.00%, 11/01/27 (Call 11/01/26)	70	84,577
Series D, 4.00%, 04/01/28 (Call 10/01/26)	250	288,815
California State University RB
Series A, 5.00%, 11/01/26	320	388,389
Series A, 5.00%, 11/01/26 (Call 11/01/25)	125	147,165
Series A, 5.00%, 11/01/28 (Call 05/01/26)	105	125,059
Carlsbad Unified School District GO, 5.00%, 08/01/27 (Call 08/01/26)	80	96,062

Security	Par (000)	Value

California (continued)
City of Los Angeles Department of Airports RB, 5.00%, 05/15/26	$75	$89,615
City of San Francisco CA Public Utilities Commission Water Revenue RB 5.00%, 11/01/27 (Call 11/01/26)	210	254,419
5.00%, 11/01/28 (Call 11/01/26)	150	181,564
5.00%, 11/01/29 (Call 11/01/26)	285	344,659
Series D, 5.00%, 11/01/26	100	121,262
Contra Costa Water District RB, Series U, 5.00%, 10/01/26	50	60,784
East Bay Municipal Utility District Water System Revenue RB, 5.00%, 06/01/26	150	180,070
East Side Union High School District GO, 5.00%, 08/01/28 (Call 08/01/26)	275	328,648
El Camino Community College District GO, Series C, 0.00%, 08/01/26(a)	50	47,951
Escondido Union High School District GO, Series A, 0.00%, 08/01/26 (AGC)(a)	40	38,234
Evergreen School District GO, 0.00%, 08/01/26 (AGC)(a)	80	76,360
Folsom Cordova Unified School District School Facilities Improvement Dist No. 4 GO, Series A, 0.00%, 10/01/26 (NPFGC)(a)	100	94,634
Grossmont Union High School District GO, 0.00%, 08/01/26
(AGM)(a)	90	85,703
Long Beach Unified School District GO, 5.00%, 08/01/27
(Call 08/01/26)	175	211,257
Los Angeles Community College District/CA GO
Series C, 5.00%, 06/01/26	75	89,997
Series G, 5.00%, 08/01/26 (PR 08/01/24)	70	78,858
Series I, 4.00%, 08/01/26	100	115,923
Series I, 4.00%, 08/01/29 (Call 08/01/26)	90	103,884
Los Angeles County Metropolitan Transportation Authority RB 5.00%, 07/01/26	170	204,768
5.00%, 07/01/26 (Call 07/01/25)	140	163,296
5.00%, 06/01/27 (Call 06/01/26)	100	119,896
Series A, 5.00%, 06/01/28 (Call 06/01/26)	120	143,755
Series A, 5.00%, 06/01/30 (Call 06/01/26)	100	119,546
Los Angeles County Public Works Financing Authority RB
Series A, 5.00%, 12/01/26 (Call 12/01/24)	70	79,770
Series S, 5.00%, 10/01/29 (Call 10/01/26)	300	360,182
Los Angeles Department of Water & Power RB, Series A, 5.00%, 07/01/26	210	252,518
Los Angeles Department of Water & Power System Revenue RB
Series A, 5.00%, 07/01/26	105	126,259
Series B, 5.00%, 07/01/26 (Call 06/01/26)	30	35,969
Los Angeles Department of Water RB 5.00%, 07/01/26	150	180,677
Series A, 5.00%, 07/01/26 (Call 07/01/24)	20	22,493
Series A, 5.00%, 07/01/29 (Call 01/01/26)	130	153,693
Los Angeles Unified School District/CA GO 5.00%, 07/01/28 (Call 07/01/26)	100	119,889
Series A, 5.00%, 07/01/26	335	402,313
Series C, 5.00%, 07/01/26	100	120,093
Series C, 5.00%, 07/01/26 (Call 07/01/24)	195	218,531
Series D, 5.00%, 07/01/26 (Call 07/01/24)	160	179,308
Metropolitan Water District of Southern California RB
Series A, 2.50%, 07/01/26	230	249,492
Series A, 5.00%, 07/01/26	160	192,722
Newport Mesa Unified School District GO, 0.00%, 08/01/26 (NPFGC)(a)	190	182,215
Ohlone Community College District GO 4.00%, 08/01/30 (Call 08/01/26)	115	131,912

84	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Series C, 4.00%, 08/01/29 (Call 08/01/26)	$65	$74,731
Palo Alto Unified School District GO, 0.00%, 08/01/26(a)	170	164,273
Palos Verdes Peninsula Unified School District GO, 0.00%, 11/01/26 (NPFGC)(a)	165	157,001
Pasadena Area Community College District GO, Series A, 4.00%, 08/01/29 (Call 08/01/26)	100	114,871
Port of Los Angeles RB, Series C2, 5.00%, 08/01/26	100	119,922
Rancho Water District Financing Authority RB, Series B, 5.00%, 08/01/28 (Call 08/01/26)	25	30,217
Sacramento County Sanitation Districts Financing Authority RB, 5.00%, 08/01/26 (Call 08/01/25)	80	93,243
San Diego Community College District GO, 4.00%, 08/01/28 (Call 08/01/26)	100	115,271
San Diego County Regional Transportation Commission RB, Series A, 5.00%, 04/01/29 (Call 04/01/26)	215	254,922
San Diego County Water Authority RB, 5.00%, 05/01/26 (Call 05/01/25)	100	115,802
San Diego Unified School District/CA GO 5.50%, 07/01/26 (AGM)	135	166,204
Series A, 0.00%, 07/01/26(a)	20	19,245
Series A, 0.00%, 07/01/26 (ETM)(a)	30	28,733
Series R-5, 4.00%, 07/01/29 (Call 07/01/26)	215	247,274
Series R-5, 5.00%, 07/01/26	95	114,770
San Francisco Bay Area Rapid Transit District GO 4.00%, 08/01/26	55	63,758
5.00%, 08/01/26	155	186,925
Series D, 5.00%, 08/01/26 (Call 08/01/25)	60	70,127
San Francisco City & County Airport Commission San Francisco International Airport RB, Series A, 5.00%, 05/01/26	140	166,745
San Jose Evergreen Community College District GO, Series A, 5.00%, 09/01/26 (PR 09/01/24)	100	113,224
San Mateo County Community College District GO
Series A, 0.00%, 09/01/26 (NPFGC)(a)	275	263,777
Series B, 0.00%, 09/01/26 (NPFGC)(a)	95	91,123
Santa Barbara Community College District GO 5.00%, 08/01/27 (Call 08/01/26)	100	120,649
5.00%, 08/01/28 (Call 08/01/26)	120	144,779
5.00%, 08/01/29 (Call 08/01/26)	50	60,142
Santa Clara County Financing Authority RB, 5.00%, 05/01/26	150	179,318
Santa Clara Unified School District GO, 5.00%, 07/01/26
(Call 07/01/24)	90	101,091
Santa Clara Valley Transportation Authority RB, Series A, 5.00%, 06/01/26	95	113,997
Santa Clara Valley Water District COP, Series A, 5.00%, 02/01/29 (Call 02/01/26)	70	82,618
Santa Monica-Malibu Unified School District GO, Series D, 4.00%, 08/01/26 (Call 08/01/25)	40	45,299
Southern California Public Power Authority RB, Series C, 5.00%, 07/01/26 (Call 01/01/25)	50	57,160
State of California Department of Water Resources RB 5.00%, 12/01/29 (Call 12/01/26)	110	133,321
Series AS, 5.00%, 12/01/26 (PR 12/01/24)	200	228,795
Series AV, 5.00%, 12/01/26 (Call 06/01/26)	50	59,973
Series AW, 5.00%, 12/01/27 (Call 12/01/26)	135	164,299
Series AW, 5.00%, 12/01/28 (Call 12/01/26)	205	248,919
State of California GO 4.00%, 04/01/26	100	114,654
4.00%, 09/01/27 (Call 09/01/26)	125	144,302
4.00%, 08/01/28 (Call 08/01/26)	80	92,015
5.00%, 08/01/26	235	282,425

Security	Par (000)	Value

California (continued)
5.00%, 08/01/26 (Call 08/01/25)	$225	$262,063
5.00%, 10/01/26	340	410,577
5.00%, 11/01/26	140	169,459
5.00%, 08/01/27 (Call 08/01/26)	85	102,330
5.00%, 08/01/28 (Call 08/01/26)	290	348,826
5.00%, 09/01/28 (Call 09/01/26)	705	850,062
5.00%, 08/01/29 ( 08/01/26)	200	240,570
5.00%, 09/01/29 (Call 09/01/26)	450	542,593
5.00%, 08/01/30 (Call 08/01/26)	100	120,233
Series B, 5.00%, 09/01/26	300	361,411
Series C, 5.00%, 08/01/27 (Call 08/01/26)	415	499,614
Series C, 5.00%, 08/01/28 (Call 08/01/26)	270	324,769
University of California RB 4.00%, 05/15/26	40	46,164
Series AM, 5.00%, 05/15/26 (Call 05/15/24)	205	229,123
Series AV, 5.00%, 05/15/26	205	245,761
Series I, 5.00%, 05/15/26 (Call 05/15/25)	150	173,812

		18,280,119

Colorado — 0.6%
City & County of Denver Co. GO, 5.00%, 08/01/26	45	54,152
City of Colorado Springs CO Utilities System Revenue RB, Series A2, 5.00%, 11/15/26	50	60,638
Denver City & County School District No. 1 GO 4.00%, 12/01/26 (Call 12/01/25) (SAW)	80	90,900
5.00%, 12/01/27 (Call 12/01/26)	145	175,903
5.50%, 12/01/26 (SAW)	110	136,245
University of Colorado RB, Series A-2, 5.00%, 06/01/26	150	179,769

		697,607

Connecticut — 1.5%
State of Connecticut GO
Series A, 5.00%, 03/15/26	235	279,271
Series B, 4.00%, 06/01/26	100	115,090
Series B, 5.00%, 05/15/26	90	107,494
Series B, 5.00%, 05/15/27 (Call 05/15/26)	100	118,953
Series E, 5.00%, 10/15/26	175	211,557
Series F, 5.00%, 09/15/26	205	247,236
State of Connecticut Special Tax Revenue RB 5.00%, 05/01/26	200	238,599
Series A, 5.00%, 09/01/27 (Call 09/01/26)	200	239,887
Series A, 5.00%, 09/01/28 (Call 09/01/26)	60	71,903
Series B, 5.00%, 09/01/28 (Call 09/01/26)	140	167,773
Series C, 5.00%, 10/01/26	80	96,606

		1,894,369

Delaware — 0.5%
Delaware Transportation Authority RB 5.00%, 07/01/26	200	239,983
5.00%, 07/01/27 (Call 07/01/26)	150	179,681
State of Delaware GO 5.00%, 02/01/26	80	94,901
Series D, 5.00%, 07/01/27 (Call 07/01/26)	85	101,776

		616,341

District of Columbia — 0.7%
District of Columbia GO
Series A, 5.00%, 06/01/27 (Call 06/01/26)	100	119,546
Series B, 5.00%, 06/01/26 (Call 06/01/25)	125	144,863
Series D, 5.00%, 06/01/26	80	95,917
Series D, 5.00%, 06/01/27 (Call 12/01/26)	155	188,207
Series D, 5.00%, 06/01/28 (Call 12/01/26)	25	30,356
Series D, 5.00%, 06/01/29 (Call 12/01/26)	100	121,201

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia (continued)
District of Columbia RB, Series C, 5.00%, 10/01/26	$170	$205,838

		905,928

Florida — 3.2%
County of Miami-Dade FL Aviation Revenue RB, Series B, 5.00%, 10/01/26 (Call 10/01/25)	85	99,269
County of Miami-Dade FL Transit System RB, 5.00%, 07/01/27 (Call 07/01/26)	315	378,455
County of Miami-Dade FL Water & Sewer System Revenue RB, 5.00%, 10/01/26 (Call 10/01/25)	320	374,259
Florida Department of Environmental Protection RB 5.00%, 07/01/26 ( 07/01/25)	85	98,873
Series A, 5.00%, 07/01/26 (Call 07/01/25)	165	191,931
Series A, 5.00%, 07/01/27 (Call 07/01/26)	200	239,880
Orange County School Board COP, 5.00%, 08/01/26	130	155,831
Reedy Creek Improvement District GOL 5.00%, 06/01/27 (Call 06/01/26)	75	89,772
Series A, 5.00%, 06/01/26	130	154,632
School Board of Miami-Dade County (The) COP 5.00%, 02/01/29 (Call 02/01/26)	245	285,691
Series D, 5.00%, 02/01/27 (Call 02/01/26)	85	99,893
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/28 (Call 03/15/26)	100	118,459
School District of Broward County/FL COP
Series B, 5.00%, 07/01/26	35	41,730
Series B, 5.00%, 07/01/27 (Call 07/01/26)	105	125,884
State of Florida Department of Transportation Turnpike System Revenue RB
Series C, 5.00%, 07/01/27 (Call 07/01/26)	155	186,224
Series C, 5.00%, 07/01/29 (Call 07/01/26)	145	173,323
State of Florida GO
Series B, 5.00%, 06/01/26 (Call 06/01/24)	40	44,729
Series B, 5.00%, 07/01/26	95	113,943
Series C, 5.00%, 06/01/26	65	77,770
Series C, 5.00%, 06/01/28 (Call 06/01/26)	50	59,823
Series D, 4.00%, 06/01/29 (Call 06/01/26)	125	142,405
Series E, 5.00%, 06/01/26 (Call 06/01/25)	110	127,309
Series F, 5.00%, 06/01/29 (Call 06/01/26)	100	119,346
State of Florida Lottery Revenue RB 5.00%, 07/01/26	175	209,895
Series A, 5.00%, 07/01/26	225	269,866

		3,979,192

Georgia — 1.7%
City of Atlanta GA Water & Wastewater Revenue RB, 5.00%, 11/01/26	50	60,576
Forsyth County School District GO, 5.00%, 02/01/27 (Call 02/01/26)	235	277,896
Georgia Ports Authority RB, 5.00%, 07/01/26	105	125,913
Metropolitan Atlanta Rapid Transit Authority RB, Series C, 5.00%, 07/01/29 (Call 07/01/26)	300	357,703
Private Colleges & Universities Authority RB, 5.00%, 09/01/26	220	265,384
State of Georgia GO
Series A, 5.00%, 08/01/26	500	602,464
Series A-1, 5.00%, 02/01/26	85	100,872
Series E, 5.00%, 12/01/27 (Call 12/01/26)	80	97,115
Series E, 5.00%, 12/01/28 (Call 12/01/26)	150	182,051
Series F, 5.00%, 01/01/26	25	29,590

		2,099,564

Security	Par (000)	Value

Hawaii — 1.7%
City & County Honolulu HI Wastewater System Revenue RB 5.00%, 07/01/27 (Call 07/01/26)	$205	$245,460
Series A, 5.00%, 07/01/28 (Call 07/01/26)	160	191,091
City & County of Honolulu HI GO
Series A, 5.00%, 10/01/26 (Call 10/01/25)	150	174,990
Series B, 5.00%, 10/01/26 (Call 10/01/25)	75	87,495
Series D, 5.00%, 09/01/26	65	78,374
County of Hawaii HI GO, Series A, 5.00%, 09/01/27 (Call 03/01/26)	100	118,041
State of Hawaii GO 5.00%, 10/01/26	185	223,502
Series EY, 5.00%, 10/01/26 (Call 10/01/25)	100	116,998
Series FE, 5.00%, 10/01/27 (Call 10/01/26)	140	169,061
Series FG, 5.00%, 10/01/27 (Call 10/01/26)	175	211,326
Series FG, 5.00%, 10/01/29 (Call 10/01/26)	100	120,114
Series FH, 5.00%, 10/01/27 (Call 10/01/26)	120	144,909
State of Hawaii State Highway Fund RB
Series A, 5.00%, 01/01/29 (Call 07/01/26)	50	59,564
Series B, 5.00%, 01/01/27 (Call 07/01/26)	125	149,671

		2,090,596

Idaho — 0.3%
Idaho Housing & Finance Association RB, 5.00%, 07/15/26	330	393,715

Illinois — 2.0%
Chicago O’Hare International Airport RB 5.00%, 01/01/29 ( 01/01/26)	100	117,163
Series D, 5.00%, 01/01/26	165	193,880
Series E, 5.00%, 01/01/26	165	193,880
Illinois Finance Authority RB 4.00%, 07/01/26 ( 01/01/26)	45	51,298
5.00%, 04/01/26	50	59,452
5.00%, 07/01/26	255	305,012
State of Illinois GO 5.00%, 06/01/27 (Call 06/01/26)	100	116,352
Series A, 5.00%, 03/01/26	470	546,823
Series A, 5.00%, 10/01/26	250	294,283
Series B, 5.13%, 09/01/26	150	177,144
Series D, 5.00%, 11/01/26	235	277,185
State of Illinois Sales Tax Revenue RB, 5.00%, 06/15/26	65	76,672

		2,409,144

Indiana — 1.4%
Indiana Finance Authority RB
Series A, 5.00%, 02/01/26	120	142,296
Series A, 5.00%, 10/01/26 (Call 10/01/24)	100	112,890
Series C, 5.00%, 06/01/27 (Call 12/01/26)	580	701,685
Series E, 5.00%, 02/01/26	30	35,574
Series E, 5.00%, 02/01/29 (Call 08/01/26)	195	233,673
Indiana University RB
Series A, 5.00%, 06/01/26	125	149,307
Series A, 5.00%, 06/01/27 (Call 06/01/26)	195	232,433
Series A, 5.00%, 06/01/28 (Call 06/01/26)	125	148,684

		1,756,542

Kansas — 0.1%
State of Kansas Department of Transportation RB, 5.00%, 09/01/26 (Call 09/01/25)	75	87,495

Louisiana — 0.6%
State of Louisiana Gasoline & Fuels Tax Revenue RB
Series B, 5.00%, 05/01/26	100	119,251
Series B, 5.00%, 05/01/26 (Call 05/01/25)	50	57,584

86	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
State of Louisiana GO
Series A, 5.00%, 09/01/26	$25	$30,118
Series B, 5.00%, 08/01/26	180	216,046
Series B, 5.00%, 08/01/29 (Call 08/01/26)	100	119,056
State of Louisiana RB 5.00%, 09/01/26	50	60,024
Series A, 5.00%, 09/01/26	75	90,036

		692,115

Maine — 0.7%
Maine Municipal Bond Bank RB 5.00%, 11/01/26	250	302,333
5.00%, 11/01/29 (Call 11/01/26)	220	264,972
Series A, 5.00%, 09/01/29 (Call 09/01/26)	100	119,157
State of Maine GO, Series B, 5.00%, 06/01/26	130	155,539

		842,001

Maryland — 4.2%
City of Baltimore MD GO
Series A, 5.00%, 10/15/26	40	48,399
Series B, 5.00%, 10/15/26	135	163,348
County of Anne Arundel MD GOL 5.00%, 10/01/26	100	120,973
5.00%, 10/01/26 (Call 10/01/25)	110	128,855
County of Baltimore MD GO 5.00%, 03/01/26	195	231,831
5.00%, 08/01/26 (Call 08/01/25)	80	93,013
County of Charles MD GO, 5.00%, 10/01/26	400	483,893
County of Frederick MD, 5.00%, 08/01/26	200	240,745
County of Howard MD GO 5.00%, 08/15/26	150	180,787
Series D, 5.00%, 02/15/26	180	213,697
County of Montgomery MD GO 5.00%, 11/01/26	260	315,280
Series A, 4.00%, 12/01/26 (Call 12/01/24)	25	27,614
Series A, 5.00%, 11/01/26	80	97,009
County of Prince George’s MD GO, Series A, 5.00%, 09/15/26	175	211,428
County of Prince George’s MD GOL, 5.00%, 07/15/26	210	252,484
State of Maryland Department of Transportation RB 5.00%, 10/01/26	120	145,233
5.00%, 12/01/27 (Call 12/01/26)	75	90,795
5.00%, 10/01/28 (Call 10/01/26)	480	577,959
5.00%, 10/01/29 (Call 10/01/26)	95	113,877
State of Maryland GO
Series A, 5.00%, 08/01/26	170	204,573
Series B, 4.00%, 08/01/26	175	202,421
Series B, 5.00%, 08/01/26	335	403,128
Washington Suburban Sanitary Commission RB 5.00%, 06/01/26	300	359,387
5.00%, 06/01/26 (GTD)	100	119,796
5.00%, 06/01/27 (Call 06/01/26) (GTD)	100	119,250

		5,145,775

Massachusetts — 3.5%
City of Boston MA GO, Series B, 4.00%, 03/01/26	60	68,826
City of Cambridge MA GOL, Series B, 5.00%, 02/15/26	165	196,043
City of Cambridge MA RB, 5.00%, 02/15/26	195	231,687
Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue RB, Series A, 5.00%, 06/15/27 (Call 06/15/26)	150	178,916
Commonwealth of Massachusetts GO, Series C, 5.25%, 11/01/26 (AGM)	50	61,134

Security	Par (000)	Value

Massachusetts (continued)
Commonwealth of Massachusetts GOL 5.00%, 04/01/26	$100	$119,000
Series A, 5.00%, 07/01/26	450	539,502
Series B, 5.00%, 01/01/26	20	23,627
Series B, 5.00%, 07/01/30 (Call 07/01/26)	100	118,957
Series C, 5.00%, 09/01/26	100	120,470
Series D, 5.00%, 07/01/26	150	179,834
Series HH, 5.00%, 12/01/26	200	242,625
Series I, 5.00%, 12/01/28 (Call 12/01/26)	100	120,812
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/26	180	215,362
Massachusetts Bay Transportation Authority RB 5.00%, 07/01/26 (Call 07/01/25)	150	173,751
Series A, 4.00%, 07/01/26	100	115,603
Series A, 5.00%, 07/01/26	135	161,851
Series B, 5.00%, 07/01/26 (Call 07/01/25)	110	127,417
Massachusetts Development Finance Agency RB, Series A, 5.00%, 10/15/26	150	181,905
Massachusetts School Building Authority RB, Series A, 5.00%, 11/15/26 (Call 11/15/25)	90	105,714
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue RB, 5.00%, 01/01/26	80	94,508
Massachusetts Water Resources Authority RB 5.00%, 08/01/26 ( 08/01/24)	115	129,134
Series B, 5.25%, 08/01/26 (AGM)	295	358,128
University of Massachusetts Building Authority RB 5.00%, 05/01/26	175	209,204
5.00%, 11/01/26	150	181,975

		4,255,985

Michigan — 1.7%
Great Lakes Water Authority Water Supply System Revenue RB, 5.00%, 07/01/27 (Call 07/01/26)	130	155,459
Michigan Finance Authority RB 5.00%, 10/01/26	100	120,920
Series B, 5.00%, 10/01/28 (Call 10/01/26)	400	484,325
Series B, 5.00%, 10/01/29 (Call 10/01/26)	200	242,163
Michigan State Building Authority RB 5.00%, 10/15/29 ( 10/15/26)	275	328,889
Series I, 5.00%, 04/15/26 (Call 10/15/25)	90	105,617
Series I, 5.00%, 04/15/27 (Call 10/15/26)	95	114,742
State of Michigan RB, 5.00%, 03/15/26	385	457,346
University of Michigan RB, 5.00%, 04/01/26	25	29,786

		2,039,247

Minnesota — 1.1%
County of Hennepin MN GO, 5.00%, 12/01/26	90	109,382
Metropolitan Council GO, 5.00%, 12/01/26	170	206,042
Minnesota Public Facilities Authority RB, Series A, 5.00%, 03/01/28 (Call 03/01/26)	125	148,020
State of Minnesota GO
Series B, 4.00%, 08/01/26	300	346,855
Series B, 4.00%, 08/01/26 (Call 08/01/24)	100	109,499
Series D, 5.00%, 08/01/26	255	306,726
Series E, 3.00%, 08/01/26	100	110,951

		1,337,475

Mississippi — 0.4%
State of Mississippi GO
Series A, 5.00%, 10/01/26	70	84,568
Series B, 5.00%, 12/01/29 (Call 12/01/26)	190	229,343

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mississippi (continued)
Series C, 5.00%, 10/01/26 (Call 10/01/25)	$140	$163,700

		477,611

Missouri — 0.9%
City of Kansas City MO Water Revenue RB, Series A, 5.00%, 12/01/26	235	286,134
Metropolitan St Louis Sewer District RB, Series C, 5.00%, 05/01/27 (Call 05/01/26)	125	149,431
Missouri Highway & Transportation Commission RB 5.00%, 11/01/26	155	187,277
Series A, 5.00%, 05/01/26	70	83,441
Series A, 5.00%, 05/01/26 (Call 05/01/24)	100	111,313
Missouri State Board of Public Buildings RB, Series A, 4.00%, 04/01/26 (Call 04/01/24)	195	211,264
Missouri State Environmental Improvement & Energy Resources Authority RB, Series B, 5.00%, 07/01/26 (Call 07/01/25)	125	145,485

		1,174,345

Nebraska — 0.3%
Nebraska Public Power District RB
Series A, 5.00%, 01/01/29 (Call 01/01/26)	95	110,922
Series B, 5.00%, 01/01/29 (Call 01/01/26)	105	122,599
Omaha Public Power District RB, Series A, 5.00%, 02/01/30 (Call 02/01/26)	100	117,067

		350,588

Nevada — 2.3%
Clark County School District GOL
Series A, 5.00%, 06/15/26	145	172,444
Series E, 5.00%, 06/15/26	100	118,927
Clark County Water Reclamation District, 5.00%, 07/01/26	165	197,901
County of Clark NV GOL 5.00%, 11/01/26 (PR 11/01/24)	80	91,109
Series B, 5.00%, 11/01/26	100	120,988
Series B, 5.00%, 11/01/27 (Call 11/01/26)	230	278,020
Series B, 5.00%, 11/01/29 (Call 11/01/26)	250	300,425
County of Clark NV Passenger Facility Charge Revenue RB, Series C, 5.00%, 07/01/26	225	269,178
County of Clark NV RB, Series A, 5.00%, 07/01/26 (Call 07/01/24)	220	246,174
Las Vegas Valley Water District GOL
5.00%, 09/15/26 (Call 09/15/25)	105	122,897
5.00%, 06/01/27 (Call 06/01/26)	75	89,360
State of Nevada GO, Series D, 5.00%, 04/01/26 (Call 04/01/25)	40	46,059
State of Nevada GOL, Series A, 4.00%, 08/01/26 (Call 08/01/25)	50	56,365
State of Nevada Highway Improvement Revenue RB
5.00%, 12/01/26 (Call 06/01/26)	330	393,677
5.00%, 12/01/28 (Call 06/01/26)	200	237,895
Washoe County School District/NV GOL, Series A, 5.00%, 06/01/26 (Call 06/01/25)	115	133,096

		2,874,515

New Jersey — 2.3%
County of Union New Jersey GO, 4.00%, 03/01/26	35	40,132
Essex County Improvement Authority RB, 5.50%, 10/01/26 (NPFGC GTD)	100	123,387
Monmouth County Improvement Authority (The) RB, 4.00%, 08/01/26	135	156,153
New Jersey Economic Development Authority RB
Series AAA, 5.00%, 06/15/26	100	118,672
Series B, 5.00%, 11/01/26 (SAP)	175	209,786
Series XX, 4.25%, 06/15/26 (Call 06/15/25)	480	537,757
New Jersey Educational Facilities Authority RB, 5.00%, 07/01/26	200	240,289

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority RB
Series A, 5.00%, 06/15/26	$100	$118,672
Series A, 5.00%, 06/15/28 (Call 06/15/26)	350	411,701
Series A, 5.00%, 06/15/29 (Call 06/15/26)	80	93,872
Series A, 5.00%, 06/15/30 (Call 06/15/26)	70	81,912
Series AA, 4.25%, 06/15/26 ( 06/15/25)	200	224,066
Series AA, 5.00%, 06/15/26 (Call 06/15/24)	100	111,305
Series AA, 5.00%, 06/15/26 (Call 06/15/25)	25	28,735
State of New Jersey GO, Series A, 5.00%, 06/01/26	315	372,968

		2,869,407

New Mexico — 0.3%
New Mexico Finance Authority RB, Series A, 5.00%, 06/15/26 (Call 06/15/24)	100	111,934
State of New Mexico Severance Tax Permanent Fund RB, 5.00%, 07/01/26	250	299,851

		411,785

New York — 10.9%
City of New York NY GO
5.00%, 03/01/26	90	106,659
5.00%, 03/01/26 (Call 03/01/24)	225	249,003
5.00%, 08/01/26 (Call 08/01/24)	50	56,224
5.00%, 08/01/29 (Call 08/01/26)	225	268,430
Series A, 5.00%, 08/01/26	100	119,974
Series A-1, 5.00%, 08/01/30 (Call 08/01/26)	110	131,119
Series B-1, 5.00%, 12/01/28 (Call 12/01/26)	50	60,213
Series B-1, 5.00%, 12/01/29 (Call 12/01/26)	175	210,647
Series C, 5.00%, 08/01/26	160	191,958
Series C, 5.00%, 08/01/27 (Call 02/01/26)	150	176,488
Series C, 5.00%, 08/01/28 (Call 02/01/26)	150	176,488
Series E, 5.00%, 08/01/30 (Call 08/01/26)	65	77,480
Series J9, 5.00%, 08/01/27 (Call 08/01/26)	305	364,029
County of Nassau NY GOL, 5.00%, 04/01/26	135	159,615
Hudson Yards Infrastructure Corp. RB, Series A, 5.00%, 02/15/26	205	243,760
Long Island Power Authority RB
5.00%, 09/01/26	40	48,209
Series B, 5.00%, 09/01/26	130	156,680
Metropolitan Transportation Authority RB
Series B, 5.00%, 11/15/26	430	512,943
Series B-2, 5.00%, 11/15/26	125	151,198
Series C-1, 5.00%, 11/15/26	685	817,129
New York City Transitional Finance Authority Building Aid Revenue RB
5.00%, 07/15/26 (Call 01/15/26) (SAW)	35	41,301
Series S1, 5.00%, 07/15/26 (SAW)	160	192,002
Series S-1, 5.00%, 07/15/30 (Call 01/15/26) (SAW)	255	299,170
Series S-2A, 5.00%, 07/15/26 (SAW)	360	432,004
New York City Transitional Finance Authority Future Tax Secured Revenue RB
5.00%, 11/01/26	50	60,576
5.00%, 08/01/27 (Call 08/01/26)	195	233,343
5.00%, 05/01/29 (Call 05/01/26)	40	47,368
Series B-1, 5.00%, 08/01/29 (Call 08/01/26)	100	119,251
Series C, 5.00%, 11/01/26 (Call 05/01/24)	145	161,509
Series E1, 4.00%, 02/01/26	185	211,454
Series E-1, 5.00%, 02/01/30 (Call 02/01/26)	150	176,213
Series F-3, 5.00%, 02/01/30 (Call 02/01/26)	135	158,591
New York City Water & Sewer System RB
5.00%, 06/15/26	50	59,916

88	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Series BB-2, 5.00%, 06/15/26 (Call 12/15/24)	$130	$148,648
Series DD, 5.00%, 06/15/26	105	125,718
Series GG-2, 5.00%, 06/15/26 (Call 12/15/24)	200	228,689
New York State Dormitory Authority RB
Series A, 5.00%, 02/15/26 (Call 02/15/24)	130	143,491
Series A, 5.00%, 03/15/26	555	658,715
Series A, 5.00%, 03/15/26 (Call 03/15/24)	100	110,836
Series A, 5.00%, 03/15/28 (Call 09/15/26)	190	228,539
Series A, 5.00%, 02/15/29 (Call 08/15/26)	335	401,132
Series A, 5.00%, 03/15/29 (Call 09/15/26)	420	504,299
Series A1, 4.00%, 10/01/26	95	110,488
Series B, 5.00%, 10/01/28 (Call 04/01/26)	110	130,847
Series D, 5.00%, 02/15/28 (Call 08/15/26)	275	330,148
Series E, 5.00%, 03/15/26 (Call 09/15/25)	75	87,595
New York State Environmental Facilities Corp. RB
5.00%, 05/15/26 (Call 05/15/24)	105	117,327
5.00%, 06/15/29 (Call 06/15/26)	210	250,695
Series D, 5.00%, 09/15/26 ( 03/15/25)	70	80,687
Series E, 5.00%, 06/15/26	50	59,941
New York State Thruway Authority RB
Series A, 5.00%, 01/01/26	125	146,710
Series A, 5.00%, 01/01/28 (Call 01/01/26)	140	164,188
New York State Urban Development Corp. RB
4.00%, 03/15/26	80	91,536
5.00%, 03/15/26	50	59,361
Series A, 5.00%, 03/15/26	280	332,421
Series A, 5.00%, 03/15/27 (Call 03/15/26)	125	147,659
Series A, 5.00%, 03/15/28 (Call 03/15/26)	310	365,902
Series A, 5.00%, 03/15/30 (Call 03/15/26)	170	199,855
Series E, 5.00%, 03/15/26	160	189,955
Port Authority of New York & New Jersey RB
5.00%, 07/15/26	100	120,282
5.00%, 09/01/26	110	132,809
Sales Tax Asset Receivable Corp. RB, Series A, 5.00%, 10/15/26 (Call 10/15/24)	295	335,334
Triborough Bridge & Tunnel Authority RB
Series B, 5.00%, 11/15/26	295	356,953
Series C-1, 5.00%, 11/15/26	265	320,652
Utility Debt Securitization Authority RB, Series A, 5.00%, 06/15/28 (Call 06/15/26)	250	298,069

		13,450,425

North Carolina — 2.0%
County of Buncombe NC RB, 5.00%, 06/01/26	70	83,752
County of Orange NC GO, 5.00%, 08/01/26	300	361,635
County of Union NC, 5.00%, 09/01/26	150	181,262
County of Wake NC, 5.00%, 12/01/26	60	72,821
County of Wake NC GO, 5.00%, 03/01/26	125	148,787
North Carolina Capital Facilities Finance Agency RB, 5.00%, 10/01/26	185	222,409
North Carolina Municipal Power Agency No. 1 RB, Series A, 5.00%, 01/01/29 (Call 07/01/26)	100	117,729
State of North Carolina GO
5.00%, 06/01/27 (Call 06/01/26)	150	178,577
Series A, 5.00%, 06/01/26	225	269,766
Series A, 5.00%, 06/01/28 (Call 06/01/26)	150	178,482
Series C, 5.00%, 05/01/26	110	131,554

Security	Par (000)	Value

North Carolina (continued)
State of North Carolina RB
5.00%, 03/01/26	$300	$355,955
Series B, 5.00%, 06/01/26	175	209,380

		2,512,109

Ohio — 2.7%
City of Cincinnati OH Water System Revenue RB, 5.00%, 12/01/29 (Call 12/01/26)	125	151,501
City of Columbus OH GO
Series 2, 5.00%, 07/01/26	185	221,889
Series A, 4.00%, 08/15/26 (Call 08/15/25)	215	242,592
City of Columbus OH Sewerage Revenue RB, 5.00%, 06/01/29 (Call 06/01/26)	100	119,097
County of Franklin OH GOL, 5.00%, 12/01/26 (Call 12/01/25)	65	76,587
County of Hamilton OH Sales Tax Revenue RB, Series A, 5.00%, 12/01/26	110	133,505
Ohio State University (The) RB, 5.00%, 12/01/26	45	54,666
Ohio Water Development Authority RB
5.00%, 12/01/27 (Call 12/01/26)	250	303,560
5.00%, 06/01/28 (Call 12/01/26)	100	121,368
5.00%, 12/01/29 ( 12/01/26)	75	90,734
Ohio Water Development Authority Water Pollution Control Loan Fund RB, 5.00%, 06/01/26	100	119,646
State of Ohio COP, 5.00%, 09/01/26	230	276,596
State of Ohio GO
5.00%, 09/15/26	100	120,496
Series B, 4.00%, 09/01/26 (Call 03/01/24)	100	108,059
Series S, 5.00%, 05/01/26	150	178,876
Series S, 5.00%, 05/01/28 (Call 05/01/26)	100	118,859
Series S, 5.00%, 05/01/30 (Call 05/01/26)	100	118,713
Series U, 5.00%, 05/01/26	205	244,464
State of Ohio RB
5.00%, 12/15/28 (Call 06/15/26)	395	470,355
Series B, 5.00%, 10/01/26	60	72,326

		3,343,889

Oklahoma — 0.7%
Grand River Dam Authority RB
Series A, 5.00%, 06/01/26	275	328,064
Series A, 5.00%, 06/01/28 (Call 12/01/26)	110	133,061
Series A, 5.00%, 06/01/30 (Call 12/01/26)	65	78,429
Oklahoma Capitol Improvement Authority RB, 5.00%, 07/01/29 (Call 07/01/26)	100	118,679
Oklahoma Water Resources Board RB, 5.00%, 04/01/27 ( 04/01/26) (OK CERF)	175	208,125

		866,358

Oregon — 2.0%
City of Portland OR GOL, Series B, 5.00%, 06/15/26	150	179,824
City of Portland OR Sewer System Revenue RB
Series A, 5.00%, 05/01/27 (Call 05/01/26)	185	220,070
Series B, 5.00%, 10/01/26 (Call 10/01/24)	90	101,723
Oregon State Lottery RB, Series C, 5.00%, 04/01/26 (Call 04/01/25) (MORAL OBLG)	300	345,439
Portland Community College District GO
5.00%, 06/15/26	150	179,672
5.00%, 06/15/28 (Call 06/15/26)	110	131,261
5.00%, 06/15/29 (Call 06/15/26)	105	125,136
Salem-Keizer School District No. 24J GO, Series B, 5.00%, 06/15/26 (GTD)	350	419,235
State of Oregon Department of Transportation RB, Series B, 5.00%, 11/15/26	100	121,222

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon (continued)
State of Oregon GO
5.00%, 05/01/26	$130	$155,090
5.00%, 06/01/29 (Call 06/01/26)	100	118,997
Series C, 5.00%, 06/01/26	65	77,737
Series G, 5.00%, 12/01/29 (Call 12/01/26)	135	163,246
Series O, 5.00%, 08/01/26 (Call 08/01/25)	70	81,730

		2,420,382

Pennsylvania — 2.8%
City of Philadelphia PA GO, Series A, 5.00%, 08/01/26	110	131,686
Commonwealth of Pennsylvania GO
5.00%, 09/15/29 (Call 09/15/26)	125	149,758
First Series, 5.00%, 09/15/26	225	271,476
Second Series, 5.00%, 09/15/26	355	428,329
Second Series, 5.00%, 09/15/28 (Call 09/15/26)	400	479,861
County of Bucks PA GO, 5.00%, 06/01/26	150	179,094
County of Chester PA GO, Series A, 4.00%, 07/15/27 (Call 07/15/26)	200	230,582
Delaware River Port Authority RB, Series B, 5.00%, 01/01/26	240	282,656
Pennsylvania State University (The) RB, 5.00%, 03/01/26	240	284,651
Pennsylvania Turnpike Commission RB
5.00%, 06/01/26	100	118,749
Series A 1, 5.00%, 12/01/26	150	181,218
Series A-2, 5.00%, 12/01/26	305	368,478
School District of Philadelphia (The) GOL, Series A, 5.00%, 09/01/26 (SAW)	100	119,786
University of Pittsburgh-of the Commonwealth System of Higher Education RB, 4.00%, 04/15/26 (Call 02/15/26)	150	170,836

		3,397,160

Rhode Island — 0.2%
Rhode Island Commerce Corp. RB, Series A, 5.00%, 06/15/26	70	83,389
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund RB, 5.00%, 10/01/26 (Call 10/01/25)	125	146,513

		229,902

Tennessee — 2.8%
City of Knoxville TN Electric System Revenue RB, Series HH, 5.00%, 07/01/26	90	107,900
City of Memphis TN GO, Series A, 5.00%, 04/01/26 (Call 04/01/25)	315	361,782
County of Blount TN Go, Series B, 5.00%, 06/01/26	75	89,547
County of Blount TN GO, Series B, 5.00%, 06/01/27 (Call 06/01/26)	135	160,786
County of Montgomery TN GO, 5.00%, 04/01/26	140	166,668
County of Washington TN GO, Series A, 4.00%, 06/01/29 (Call 06/01/26)	150	171,394
County of Williamson TN GO, 5.00%, 04/01/26	120	143,089
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB, Series B, 5.00%, 05/15/26	365	435,945
Metropolitan Government of Nashville & Davidson County TN GO
4.00%, 01/01/28 (Call 07/01/26)	170	194,223
5.00%, 01/01/26	80	94,508
5.00%, 01/01/27 (Call 07/01/26)	150	179,365
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB, Series B, 5.00%, 07/01/26	265	318,112
State of Tennessee GO
Series A, 5.00%, 08/01/26	95	114,468
Series A, 5.00%, 08/01/27 (Call 08/01/26)	100	119,801
Series A, 5.00%, 08/01/28 (Call 08/01/26)	190	226,983
Series B, 5.00%, 08/01/27 (Call 08/01/26)	100	119,801

Security	Par (000)	Value

Tennessee (continued)
Tennessee State School Bond Authority RB
5.00%, 11/01/26 (ST HGR ED INTERCEPT PROG)	$205	$248,586
Series B, 5.00%, 11/01/26	115	139,451

		3,392,409

Texas — 11.9%
Aldine Independent School District GO, 5.00%, 02/15/26 (PSF)	50	59,150
Allen Independent School District GO
5.00%, 02/15/26 (PSF)	95	112,474
5.00%, 02/15/27 (Call 02/15/26) (PSF)	100	118,440
Alvin Independent School District/TX GO, 5.00%, 02/15/27 (Call 02/15/26) (PSF)	225	265,967
Austin Independent School District GO
5.00%, 08/01/28 (Call 08/01/26) (PSF)	90	108,444
5.00%, 08/01/29 (Call 08/01/26)	150	180,505
Series A, 5.00%, 08/01/30 (Call 08/01/26) (PSF)	105	125,972
Series C, 5.00%, 08/01/26	100	120,077
Board of Regents of the University of Texas System
Series C, 5.00%, 08/15/26	140	168,515
Series J, 5.00%, 08/15/26	235	282,864
Board of Regents of the University of Texas System RB
5.00%, 08/15/27 (Call 08/15/26)	150	179,924
5.00%, 08/15/28 (Call 08/15/26)	100	119,585
City of Austin TX GOL
5.00%, 09/01/28 (Call 09/01/26)	220	265,035
5.00%, 09/01/29 (Call 09/01/26)	125	150,522
City of Austin TX Water & Wastewater System Revenue RB 5.00%, 11/15/26	260	314,746
5.00%, 11/15/30 (Call 11/15/26)	110	132,557
City of Dallas TX Waterworks & Sewer System Revenue RB
Series A, 5.00%, 10/01/27 (Call 10/01/26)	100	121,135
Series A, 5.00%, 10/01/29 (Call 10/01/26)	170	205,014
City of Fort Worth TX GOL, 5.00%, 03/01/26	60	70,965
City of Houston TX Combined Utility System Revenue RB
5.00%, 11/15/26	135	163,649
Series B, 5.00%, 11/15/28 (Call 11/15/26)	100	121,001
Series D, 5.00%, 11/15/26 (Call 11/15/24)	50	56,906
City of San Antonio TX Electric & Gas Systems Revenue RB
5.00%, 02/01/26 (Call 02/01/24)	125	137,617
5.00%, 02/01/30 (Call 08/01/26)	215	256,721
Series A, 5.00%, 02/01/26	100	118,257
City of San Antonio TX GOL
5.00%, 02/01/26 (Call 02/01/25)	200	229,713
5.00%, 08/01/26	205	246,371
Clear Creek Independent School District GO
Series A, 5.00%, 02/15/26 (Call 02/15/25) (PSF)	60	68,771
Series D, 5.00%, 02/15/26 (Call 02/15/24) (PSF)	70	77,366
Conroe Independent School District GO, 5.00%, 02/15/26 (PSF) .	150	177,870
County of Bexar TX GOL
5.00%, 06/15/26 (Call 06/15/24)	90	100,816
5.00%, 06/15/29 (Call 06/15/26)	250	298,572
County of Fort Bend TX GOL, Series B, 5.00%, 03/01/28 (Call 03/01/26)	120	141,987
County of Harris TX GO, Series A, 5.00%, 10/01/26	120	144,716
County of Harris TX RB, 5.00%, 08/15/26 (Call 08/15/25)	100	116,697
County of Travis TX GOL, 5.00%, 03/01/29 (Call 03/01/26)	210	248,378
Crowley Independent School District GO, Series A, 5.00%, 08/01/26 (Call 08/01/25) (PSF)	45	52,376
Cypress-Fairbanks Independent School District GO, 5.00%, 02/15/26 (PSF)	255	302,142

90	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Dallas Area Rapid Transit RB
5.00%, 12/01/26	$100	$121,145
Series A, 5.00%, 12/01/26 (PR 12/01/24)	60	68,459
Series B, 5.00%, 12/01/28 (Call 12/01/26)	200	242,069
Dallas/Fort Worth International Airport RB, 5.00%, 11/01/26	160	192,391
Denton Independent School District GO
5.00%, 08/15/27 (Call 02/15/26) (PSF)	135	159,580
5.00%, 08/15/29 ( 02/15/26) (PSF)	150	176,754
Keller Independent School District/TX GO, Series A, 5.00%, 02/15/26 (Call 02/15/25) (PSF)	150	172,034
Klein Independent School District GO, 5.00%, 08/01/26 (PSF)	75	89,747
Leander Independent School District GO
5.00%, 08/15/28 (Call 02/15/26) (PSF)	100	117,975
Series A, 5.00%, 08/15/27 (Call 08/15/26) (PSF)	100	120,158
Series C, 5.00%, 08/15/26 (PSF)	100	120,211
Lewisville Independent School District RB, 5.00%, 08/15/26 (PSF)	140	168,368
Lone Star College System GOL, 5.00%, 02/15/28 (Call 02/15/26)	100	117,605
Lower Colorado River Authority RB
5.00%, 05/15/26	100	119,239
5.00%, 05/15/26 (Call 05/15/24)	135	150,558
Series B, 5.00%, 05/15/26 (Call 05/15/25)	45	51,972
Mansfield Independent School District GO, Series B, 5.00%, 02/15/26 (PSF)	100	117,975
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue RB
5.00%, 11/01/27 (Call 11/01/26)	210	254,534
5.00%, 11/01/28 ( 11/01/26)	165	199,991
5.00%, 11/01/29 ( 11/01/26)	135	163,186
North East Independent School District/TX GO
4.00%, 08/01/27 (Call 08/01/26) (PSF)	150	172,820
4.00%, 08/01/30 (Call 08/01/26) (PSF)	150	171,161
North Texas Municipal Water District RB, 5.00%, 06/01/28 (Call 06/01/26)	125	148,871
North Texas Municipal Water District Water System Revenue RB, 5.00%, 09/01/30 (Call 09/01/26)	35	41,815
North Texas Tollway Authority RB
5.00%, 01/01/26	250	294,433
Series A, 5.00%, 01/01/26	30	35,332
Series A, 5.00%, 01/01/28 (Call 01/01/26)	120	140,626
Series B, 5.00%, 01/01/27 (Call 01/01/26)	150	175,657
Series B, 5.00%, 01/01/29 (Call 01/01/26)	180	208,967
Northside Independent School District GO, 4.00%, 08/15/26 (PSF)	190	219,764
Northside Independent School District RB, 5.00%, 08/15/26 (Call 08/15/25)	130	151,706
Northwest Independent School District GO, 5.00%, 02/15/29 (Call 02/15/26) (PSF)	230	271,770
Permanent University Fund - Texas A&M University System RB, Series A, 5.50%, 07/01/26 (Call 07/01/25)	210	247,412
Plano Independent School District GO
Series A, 5.00%, 02/15/28 (Call 02/15/26) (PSF)	150	177,591
Series A, 5.00%, 02/15/29 (Call 02/15/26)	100	117,929
San Antonio Independent School District/TX GO, 5.00%, 08/15/26 (PSF)	150	180,316
San Jacinto Community College District, 5.00%, 02/15/26 (Call 02/15/25)	150	171,928
State of Texas GO
5.00%, 04/01/26	110	130,953

Security	Par (000)	Value

Texas (continued)
5.00%, 10/01/26	$150	$181,218
5.00%, 04/01/29 (Call 04/01/26)	180	212,992
Series A, 5.00%, 04/01/29 (Call 04/01/26)	100	118,329
Series B-1, 5.00%, 08/01/27 (Call 08/01/26)	95	114,024
State of Texas GOL, 5.00%, 08/01/26 (Call 08/01/25)	100	116,675
Texas A&M University RB
4.00%, 05/15/27 (05/15/26)	100	114,588
4.00%, 05/15/28 (Call 05/15/26)	100	114,107
Series C, 5.00%, 05/15/26	75	89,504
Series E, 4.00%, 05/15/27 (Call 05/15/26)	100	114,588
Texas State University System RB, Series A, 5.00%, 03/15/26	70	83,054
Texas Transportation Commission State Highway Fund RB 5.25%, 04/01/26	85	102,115
Series A, 5.00%, 10/01/26	115	138,933
Series A, 5.00%, 10/01/30 (Call 10/01/26)	200	240,228
Texas Water Development Board RB
5.00%, 04/15/26 (Call 10/15/25)	90	106,042
Series A, 5.00%, 10/15/26	230	278,671
Series B, 5.00%, 04/15/26	70	83,567
Series B, 5.00%, 10/15/26	275	333,194

		14,686,648

Utah — 0.9%
State of Utah GO, 5.00%, 07/01/26	660	793,291
University of Utah (The) RB
5.00%, 08/01/28 (Call 08/01/26)	130	155,237
Series B-1, 5.00%, 08/01/26 (SAP)	100	120,129
Utah Transit Authority RB, Series A, 5.00%, 06/15/26 (Call 06/15/25)	65	75,465

		1,144,122

Vermont — 0.1%
Vermont Municipal Bond Bank RB, Series 4, 5.00%, 12/01/26	100	121,480

Virginia — 5.1%
City of Chesapeake VA GO, 5.00%, 08/01/26 (SAW)	120	144,217
City of Falls Church VA GO, Series B, 5.00%, 07/15/27 (Call 07/15/26)	175	210,584
City of Newport News VA GO, Series A, 4.00%, 08/01/26	180	207,748
City of Norfolk VA GO, Series B, 4.00%, 10/01/28 (Call 10/01/26)	160	184,115
City of Richmond VA GO, Series D, 5.00%, 03/01/26 (SAW)	60	71,333
City of Richmond VA Public Utility Revenue RB, 5.00%, 01/15/27 (Call 01/15/26)	175	207,065
City of Suffolk VA GO
5.00%, 02/01/26	80	94,827
5.00%, 02/01/26 (Call 02/01/25) (SAW)	225	258,254
County of Arlington VA GO
5.00%, 08/15/26	40	48,252
Series A, 5.00%, 08/15/30 (PR 08/15/26)	160	193,188
County of Chesterfield VA GO, Series B, 5.00%, 01/01/26	185	218,969
County of Fairfax VA GO, Series A, 4.00%, 10/01/26 (Call 04/01/26) (SAW)	115	131,814
County of Fairfax VA Sewer Revenue RB, Series A, 5.00%, 07/15/29 (Call 07/15/26)	215	258,164
County of Henrico VA GO, 5.00%, 08/01/26	50	60,194
County of Loudoun VA GO
5.00%, 12/01/26 (SAW)	95	115,512
Series A, 5.00%, 12/01/26	165	200,626
Series A, 5.00%, 12/01/26 (Call 12/01/25)	175	206,584
Hampton Roads Sanitation District RB, 5.00%, 08/01/27 (Call 08/01/26)	55	66,243

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2026 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Prince William County Industrial Development Authority RB, 5.00%, 10/01/26	$100	$120,597
Virginia College Building Authority RB
5.00%, 02/01/29 (Call 02/01/26)	150	176,213
5.00%, 09/01/29 (Call 09/01/26) (ST INTERCEPT)	285	339,747
5.00%, 09/01/29 (PR 09/01/26) (ST INTERCEPT)	15	18,031
Series A, 5.00%, 02/01/26	160	189,580
Series A, 5.00%, 09/01/27 (Call 09/01/26) (ST INTERCEPT)	250	300,648
Series B, 5.00%, 09/01/26 (Call 09/01/25)	75	87,646
Virginia Commonwealth Transportation Board RB
5.00%, 05/15/26 (Call 05/15/24)	100	111,713
5.00%, 09/15/26	200	240,992
5.00%, 09/15/27 (Call 09/15/26)	200	240,461
Series A, 5.00%, 05/15/26	165	196,908
Virginia Public Building Authority RB
Series A, 5.00%, 08/01/26	115	138,089
Series B, 5.00%, 08/01/26	205	246,158
Series C, 4.00%, 08/01/26 (Call 08/01/24)	100	109,701
Virginia Public School Authority RB, Series B, 5.00%, 08/01/26	215	258,389
Virginia Resources Authority RB
5.00%, 11/01/26	110	133,086
5.00%, 11/01/26 ( 11/01/25)	100	117,732
Series A, 5.00%, 11/01/26	300	362,963

		6,266,343

Washington — 4.2%
Central Puget Sound Regional Transit Authority RB
5.00%, 11/01/26	225	272,540
Series S-1, 5.00%, 11/01/26 (Call 11/01/25)	70	82,382
City of Seattle WA Drainage & Wastewater Revenue RB, 5.00%, 07/01/26	95	114,040
City of Seattle WA GOL, Series A, 5.00%, 06/01/26 (Call 06/01/25)	175	202,944
City of Seattle WA Municipal Light & Power Revenue RB 4.00%, 04/01/29 (Call 04/01/26)	75	85,009
Series B, 5.00%, 04/01/26	105	124,849
Series B, 5.00%, 04/01/27 (Call 04/01/26)	80	95,008
Series B, 5.00%, 04/01/28 (Call 04/01/26)	80	94,740
City of Seattle WA Water System Revenue RB, 5.00%, 08/01/26	130	156,438
City of Spokane WA GO, 5.00%, 12/01/26	120	145,508
Clark County School District No. 37 Vancouver GO, 5.00%, 12/01/26 (GTD)	165	200,442
County of King WA GOL, 5.00%, 07/01/26( 01/01/25)	85	97,114
County of King WA Sewer Revenue RB, Series B, 5.00%, 07/01/26	110	131,934
County of Pierce WA GOL, Series A, 5.00%, 07/01/26	85	101,646
County of Spokane WA GOL, 5.00%, 12/01/26	60	72,721
Energy Northwest RB
Series A, 5.00%, 07/01/26	545	653,674
Series C-1, 5.00%, 07/01/26 (Call 07/01/24)	100	111,982
King County School District No. 401 Highline GO, 5.00%, 12/01/28 (Call 12/01/26) (GTD)	140	169,448
King County School District No. 414 Lake Washington GO, 4.00%, 12/01/26 (Call 06/01/26) (GTD)	90	103,405
Pierce County School District No. 402 Franklin Pierce GO, 5.00%, 12/01/27 (Call 12/01/26) (GTD)	100	121,368
Port of Tacoma WA GOL, Series A, 5.00%, 12/01/29 (Call 12/01/26)	100	120,702
State of Washington GO
0.00%, 06/01/26 (AMBAC)(a)	100	95,967
5.00%, 08/01/26	65	78,118

Security	Par/ Shares (000)	Value

Washington (continued)
Series 2017-A, 5.00%, 08/01/30 (Call 08/01/26)	$100	$119,767
Series 2020-A, 5.00%, 08/01/26	110	132,199
Series B, 5.00%, 02/01/26 (Call 02/01/25)	150	171,551
Series B, 5.00%, 08/01/28 (Call 08/01/26)	100	119,870
Series B, 5.00%, 07/01/30 (Call 01/01/26)	190	222,999
Series B, 5.00%, 08/01/30 (Call 08/01/26)	235	281,451
Series C, 5.00%, 02/01/26	75	88,796
Series R, 5.00%, 08/01/28 (Call 08/01/26)	125	149,967
University of Washington RB
Series A, 5.00%, 12/01/26	225	273,329
Series A, 5.00%, 12/01/28 (Call 12/01/26)	140	169,369

		5,161,277

West Virginia — 0.7%
School Building Authority of West Virginia RB, Series A, 5.00%, 07/01/26 (Call 07/01/24)	100	112,124
State of West Virginia GO
5.00%, 12/01/26	110	133,628
Series A, 0.00%, 11/01/26 (NPFGC)(a)	100	95,579
Series B, 5.00%, 12/01/26	130	157,923
West Virginia Commissioner of Highways RB, 5.00%, 09/01/26	130	155,995
West Virginia Parkways Authority RB, 5.00%, 06/01/26	155	184,831

		840,080

Wisconsin — 1.6%
State of Wisconsin Environmental Improvement Fund Revenue RB, Series A, 5.00%, 06/01/26	45	53,818
State of Wisconsin GO
5.00%, 11/01/26	155	187,108
Series 1, 4.00%, 11/01/26 (Call 05/01/25)	115	128,695
Series 1, 5.00%, 11/01/26 (Call 05/01/25)	325	375,497
Series 3, 5.00%, 11/01/26	85	102,561
State of Wisconsin RB
Series A, 5.00%, 05/01/26	235	280,469
Series B, 5.00%, 05/01/28 (Call 05/01/26)	180	214,034
Wisconsin Department of Transportation RB
5.00%, 07/01/27 (Call 07/01/26)	300	360,280
Series 1, 5.00%, 07/01/26 (Call 07/01/25)	150	174,661
Series 2, 5.00%, 07/01/26	95	114,186
WPPI Energy RB, Series A, 5.00%, 07/01/26 (Call 07/01/24)	35	39,343

		2,030,652

Total Municipal Debt Obligations — 98.8% (Cost: $121,276,408)		121,771,566

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Liquidity Funds: MuniCash, 0.01%(b)(c)	605	604,744

Total Short-Term Investments — 0.5% (Cost: $604,738)		604,744

Total Investments in Securities — 99.3% (Cost: $121,881,146)		122,376,310

Other Assets, Less Liabilities — 0.7%		825,356

Net Assets — 100.0%		$123,201,666

(a)	Zero-coupon bond.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

92	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2026 Term Muni Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash	$158,237	$446,139	(a)	$—	$363	$5	$604,744	605	$45	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Municipal Debt Obligations	$—	$121,771,566	$—	$121,771,566
Money Market Funds	604,744	—	—	604,744

	$604,744	$121,771,566	$—	$122,376,310

See notes to financial statements.

SCHEDULES OF INVESTMENTS	93

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.7%
Alabama Federal Aid Highway Finance Authority RB
Series A, 5.00%, 09/01/27	$100	$123,944
Series A, 5.00%, 09/01/29 (PR 09/01/27)	100	123,944
Alabama Highway Finance Corp. RB, 5.00%, 08/01/27	45	55,491
Alabama Public School and College Authority RB, Series A, 5.00%, 11/01/27	300	371,531
City of Huntsville AL, 5.00%, 11/01/27( 05/01/27)	100	122,326
City of Huntsville AL GOL, Series A, 5.00%, 05/01/28
(Call 11/01/27)	60	74,358
State of Alabama GO, Series C, 5.00%, 08/01/27 (Call 08/01/26)	130	155,271

		1,026,865

Arizona — 1.7%
Arizona State University RB, Series B, 5.00%, 07/01/30
(Call 07/01/27)	135	164,696
City of Phoenix AZ GO, 5.00%, 07/01/27 (Call 07/01/26)	120	143,684
City of Phoenix Civic Improvement Corp. RB 5.00%, 07/01/27 (Call 07/01/26)	220	263,421
Series D, 5.00%, 07/01/29 ( 07/01/27)	100	121,350
Maricopa County Unified School District No. 48 Scottsdale GO, 5.00%, 07/01/28 (Call 07/01/27)	40	48,956
Maricopa County Union High School District No. 210-Phoenix GO, 5.00%, 07/01/27	65	79,872
Salt River Project Agricultural Improvement & Power District RB,
Series A, 5.00%, 01/01/29 (Call 01/01/27)	110	132,764
State of Arizona COP, Series A, 5.00%, 10/01/27	100	123,813

		1,078,556

California — 12.4%
California Infrastructure & Economic Development Bank RB, 5.00%, 10/01/28 (Call 04/01/27)	110	134,425
California State Public Works Board RB
5.00%, 09/01/29 (Call 09/01/27)	125	154,036
Series C, 5.00%, 03/01/28 (Call 03/01/27)	70	85,213
Series G, 5.00%, 10/01/31 (Call 10/01/27)	185	228,268
California State University RB
Series A, 5.00%, 11/01/27 (Call 11/01/25)	55	64,705
Series A, 5.00%, 11/01/27 (Call 05/01/26)	50	59,601
Series A, 5.00%, 11/01/30 (Call 05/01/27)	85	103,815
City of Los Angeles Department of Airports RB, Series C, 5.00%, 05/15/27	55	67,541
City of San Francisco CA Public Utilities Commission Water Revenue RB
5.00%, 11/01/27 (Call 05/01/25)	50	57,712
Series D, 5.00%, 11/01/30 (Call 11/01/27)	220	273,741
Coast Community College District GO, Series D, 5.00%, 08/01/28
(Call 08/01/27)	120	148,317
Contra Costa Transportation Authority RB, Series A, 5.00%, 03/01/27 (Call 03/01/25)	90	103,506
County of Santa Clara CA GO, Series C, 5.00%, 08/01/31
(Call 08/01/27)	180	220,590
East Bay Municipal Utility District Wastewater System Revenue RB, Series A, 5.00%, 06/01/28 (Call 06/01/27)	130	160,359
East Bay Municipal Utility District Water System Revenue RB,
Series B, 5.00%, 06/01/27	60	74,059
Los Angeles County Metropolitan Transportation Authority RB
Series A, 5.00%, 06/01/27	100	123,617
Series A, 5.00%, 07/01/29 (Call 07/01/27)	160	197,327
Los Angeles Department of Water & Power System Revenue RB,
Series C, 5.00%, 07/01/28 (Call 07/01/27)	150	184,796

Security	Par (000)	Value

California (continued)
Los Angeles Department of Water RB, Series A, 5.00%, 07/01/30
(Call 01/01/27)	$145	$175,698
Los Angeles Unified School District/CA GO
Series A, 5.00%, 07/01/27	175	215,911
Series B1, 5.00%, 07/01/27	60	74,027
Metropolitan Water District of Southern California RB, Series C, 5.00%, 10/01/27	55	68,593
Modesto Irrigation District RB, Series A, 5.00%, 10/01/27( 10/01/25)	40	46,539
Mountain View Los Altos Union High School District/CA GO,
Series C, 0.00%, 08/01/27(a)	150	140,782
Municipal Improvement Corp. of Los Angeles RB, Series B, 5.00%, 11/01/27 (Call 11/01/26)	190	229,565
Newport Mesa Unified School District GO, 0.00%, 08/01/27
(NPFGC)(a)	215	202,019
Palo Alto Unified School District GO, 0.00%, 08/01/27(a)	130	123,556
Riverside County Transportation Commission RB, Series B, 5.00%, 06/01/28 (Call 12/01/27)	100	124,389
San Diego Unified School District/CA GO, Series J, 5.00%, 07/01/29 (Call 07/01/27)	100	123,392
San Francisco Bay Area Rapid Transit District Sales Tax Revenue
RB, Series A, 5.00%, 07/01/29 (Call 07/01/27)	100	122,583
San Francisco City & County Airport Commission San Francisco International Airport RB, Series D, 5.00%, 05/01/27
(Call 05/01/26)	100	118,727
San Jose Unified School District GO, Series C, 0.00%, 08/01/27
(NPFGC)(a)	95	89,366
San Mateo County Community College District GO
Series A, 0.00%, 09/01/27 (NPFGC)(a)	200	188,264
Series B, 0.00%, 09/01/27 (NPFGC)(a)	100	94,132
San Mateo Union High School District GO, Series C, 0.00%, 09/01/27 (NPFGC)(a)	75	70,272
Santa Monica Public Financing Authority RB, 5.00%, 07/01/31
(Call 07/01/27)	45	55,240
Southern California Public Power Authority RB, Series C, 5.00%, 07/01/27 (Call 01/01/25)	70	79,928
State of California Department of Water Resources RB,
Series AX, 5.00%, 12/01/31 (Call 12/01/27)	115	142,577
State of California GO 4.00%, 08/01/27 (Call 08/01/26)	35	40,336
5.00%, 04/01/27	125	153,033
5.00%, 11/01/27	150	186,261
5.00%, 12/01/27	80	99,549
5.00%, 08/01/28 (Call 08/01/27)	230	285,296
5.00%, 11/01/28 (Call 11/01/27)	315	393,360
5.00%, 08/01/29 (Call 08/01/27)	200	247,964
5.00%, 08/01/30 (Call 08/01/27)	405	500,513
5.00%, 11/01/30 (Call 11/01/27)	100	124,428
5.00%, 11/01/31 (Call 11/01/27)	110	136,484
Series C, 5.00%, 08/01/27 (Call 08/01/26)	70	84,272
University of California RB
Series AY, 5.00%, 05/15/30 (Call 05/15/27)	195	238,867
Series I, 5.00%, 05/15/27 (Call 05/15/25)	190	220,162
West Valley-Mission Community College District GO, Series B, 5.00%, 08/01/27 (Call 08/01/25)	45	52,504

		7,690,217

Colorado — 0.6%
City & County of Denver Co. Airport System Revenue RB,
Series B, 5.00%, 12/01/27	45	55,576

94	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
Denver City & County School District No. 1 GO, 4.00%, 12/01/27 (SAW)	$150	$177,301
State of Colorado COP, Series K, 5.00%, 03/15/27	100	121,698

		354,575

Connecticut — 1.5%
State of Connecticut Clean Water Fund - State Revolving Fund
RB, Series A, 5.00%, 05/01/29 (Call 05/01/27)	150	182,906
State of Connecticut GO
Series A, 5.00%, 04/15/29 (Call 04/15/27)	200	242,637
Series B, 4.00%, 06/01/27	100	117,371
Series F, 5.00%, 11/15/27 (Call 11/15/25)	100	116,948
State of Connecticut Special Tax Revenue RB
Series A, 5.00%, 01/01/27	105	127,599
Series B, 5.00%, 10/01/27	100	123,800

		911,261

Delaware — 0.2%
Delaware Transportation Authority RB, 5.00%, 07/01/27	100	123,253

District of Columbia — 1.6%
District of Columbia GO
Series A, 5.00%, 10/15/27	100	124,240
Series D, 5.00%, 06/01/27	100	123,123
Series E, 5.00%, 06/01/27 (Call 12/01/26)	150	182,136
District of Columbia RB
Series A, 5.00%, 03/01/27	160	195,747
Series C, 5.00%, 05/01/27	50	61,433
District of Columbia Water & Sewer Authority RB
Series A, 5.00%, 10/01/27 (Call 10/01/25)	55	64,372
Series B, 5.00%, 10/01/27	50	62,096
Washington Metropolitan Area Transit Authority RB
5.00%, 07/01/27	50	61,316
Series A-1, 5.00%, 07/01/29 (Call 07/01/27)	100	121,903

		996,366

Florida — 3.0%
County of Miami-Dade FL Aviation Revenue RB, 5.00%, 10/01/27 (Call 10/01/26)	85	101,294
County of Miami-Dade FL GO, Series A, 5.00%, 07/01/27	100	122,879
County of Miami-Dade FL Water & Sewer System Revenue RB,
Series B, 5.00%, 10/01/27	170	210,129
Florida Department of Environmental Protection RB
Series A, 5.00%, 07/01/27	100	122,569
Series A, 5.00%, 07/01/27 (Call 07/01/26)	100	119,940
Florida Department of Management Services RB, Series A, 3.00%, 09/01/31 (Call 09/01/27)	100	107,519
Hillsborough County School Board COP, Series B, 5.00%, 07/01/27	30	36,604
Palm Beach County School District COP
Series A, 5.00%, 08/01/27	85	104,441
Series B, 5.00%, 08/01/27	115	141,303
School Board of Miami-Dade County (The) GO, 5.00%, 03/15/27	45	54,711
State of Florida Department of Transportation Turnpike System RB
Series A, 5.00%, 07/01/27	120	147,754
Series A, 5.00%, 07/01/29 (Call 07/01/27)	50	61,199
State of Florida GO
Series A, 5.00%, 07/01/27	60	73,914
Series B, 5.00%, 06/01/30 (Call 06/01/27)	40	48,912
Series C, 5.00%, 06/01/27	125	153,674
Series D, 5.00%, 06/01/27	65	79,910

Security	Par (000)	Value

Florida (continued)
State of Florida Lottery Revenue RB, Series A, 5.00%, 07/01/27	$138	$170,003

		1,856,755

Georgia — 2.3%
City of Atlanta GA Department of Aviation RB, Series A, 5.00%, 07/01/27	105	128,958
City of Atlanta GA Water & Wastewater Revenue RB
Series A, 5.00%, 11/01/31 (Call 11/01/27)	100	123,287
Series B, 5.00%, 11/01/29 (Call 11/01/27)	75	92,562
Series C, 5.00%, 11/01/28 (Call 11/01/27)	100	123,422
County of Columbia GA GO, 5.00%, 01/01/27	20	24,384
Georgia Ports Authority RB, 5.00%, 07/01/27	200	246,088
Georgia State Road & Tollway Authority RB, 5.00%, 06/01/27	130	159,184
Metropolitan Atlanta Rapid Transit Authority RB
Series A, 5.25%, 07/01/27 (NPFGC)	100	124,384
Series D, 4.00%, 07/01/27	50	58,742
State of Georgia GO
Series C, 5.00%, 07/01/29 (Call 07/01/27)	210	257,424
Series F, 5.00%, 07/01/27 (Call 01/01/27)	75	91,143

		1,429,578

Hawaii — 1.6%
City & County Honolulu HI Wastewater System Revenue RB,
Series A, 5.00%, 07/01/27 (Call 07/01/25)	145	168,093
City & County of Honolulu HI GO
Series B, 5.00%, 10/01/27 (Call 10/01/25)	100	116,787
Series C, 4.00%, 08/01/27	120	141,256
Series D, 5.00%, 09/01/31 (Call 09/01/27)	40	48,831
State of Hawaii GO
Series FE, 5.00%, 10/01/27 (Call 10/01/26)	100	120,758
Series FH, 5.00%, 10/01/27 (Call 10/01/26)	75	90,568
Series FK, 5.00%, 05/01/28 (Call 05/01/27)	135	164,920
Series FN, 5.00%, 10/01/30 (Call 10/01/27)	125	153,400

		1,004,613

Idaho — 0.3%
Idaho Housing & Finance Association RB, Series A, 5.00%, 07/15/27	165	201,908

Illinois — 3.7%
Chicago O’Hare International Airport RB
Series A, 5.00%, 01/01/28 (Call 01/01/27)	65	78,107
Series B, 5.00%, 01/01/27 (Call 01/01/25)	100	113,845
Chicago Transit Authority Capital Grant Receipts Revenue RB, 5.00%, 06/01/27	100	121,597
Illinois Finance Authority RB, 5.00%, 07/01/29 (Call 01/01/27)	285	344,612
Illinois State Toll Highway Authority RB
Series B, 5.00%, 01/01/27	100	120,902
Series B, 5.00%, 01/01/27 (Call 07/01/26)	125	149,226
State of Illinois GO
5.00%, 06/01/27 (Call 06/01/26)	100	116,352
Series A, 5.00%, 03/01/27	160	189,753
Series B, 5.00%, 09/01/27	125	149,412
Series D, 5.00%, 11/01/27	450	539,553
Series D, 5.00%, 11/01/28 (Call 11/01/27)	100	119,219
State of Illinois Sales Tax Revenue RB, Series C, 5.00%, 06/15/27	200	241,153

		2,283,731

Indiana — 1.0%
Indiana Finance Authority RB, Series C, 5.00%, 06/01/27 (Call 12/01/26)	290	350,843

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana (continued)
Indianapolis Local Public Improvement Bond Bank RB, Series A, 5.00%, 01/15/29 (Call 01/15/27)	$225	$271,461

		622,304

Iowa — 0.1%
Iowa Finance Authority, 5.00%, 08/01/27 (Call 08/01/25)	65	75,590

Kansas — 0.4%
State of Kansas Department of Transportation RB
5.00%, 09/01/27 (Call 09/01/25)	95	110,413
Series A, 5.00%, 09/01/28 (Call 09/01/27)	110	135,834

		246,247

Louisiana — 0.9%
State of Louisiana Gasoline & Fuels Tax Revenue RB, Series B, 5.00%, 05/01/27	70	85,710
State of Louisiana GO
Series A, 5.00%, 03/01/27	75	91,492
Series B, 5.00%, 08/01/27 (Call 08/01/26)	200	239,189
Series B, 5.00%, 10/01/27	25	30,934
State of Louisiana RB, 5.00%, 09/01/27	100	123,366

		570,691

Maine — 0.2%
Maine Municipal Bond Bank RB, 5.00%, 11/01/27	120	148,218

Maryland — 5.1%
City of Baltimore MD GO, Series A, 5.00%, 10/15/27	45	55,790
City of Baltimore MD RB, Series B, 5.00%, 07/01/31 (Call 01/01/27)	100	119,895
County of Anne Arundel MD GOL 5.00%, 10/01/27	105	130,264
5.00%, 10/01/29 (Call 10/01/27)	155	191,808
County of Baltimore MD GO 5.00%, 03/01/27	105	128,335
5.00%, 08/01/27	190	234,656
County of Howard MD GO, Series B, 5.00%, 02/15/28 (Call 02/15/27)	150	182,199
County of Montgomery MD GO
Series A, 5.00%, 11/01/27	185	229,844
Series C, 5.00%, 10/01/27	100	123,996
County of Prince George’s MD GOL, Series A, 5.00%, 07/15/27	415	511,980
State of Maryland Department of Transportation RB 4.00%, 09/01/27	55	64,972
5.00%, 10/01/27 (Call 10/01/26)	55	66,276
5.00%, 12/01/27 (Call 12/01/26)	100	121,060
5.00%, 09/01/30 (Call 09/01/27)	115	140,101
State of Maryland GO
Series A, 5.00%, 03/15/27	300	367,036
Series A, 5.00%, 03/15/28 (Call 03/15/27)	100	121,567
Series A, 5.00%, 08/01/29 ( 08/01/27)	150	185,022
Washington Suburban Sanitary Commission RB 3.00%, 06/01/27 (GTD)	75	83,814
5.00%, 06/15/28 (Call 06/15/27) (GTD)	60	73,533

		3,132,148

Massachusetts — 2.8%
City of Boston MA GO, Series A, 5.00%, 05/01/27	40	49,195
Commonwealth of Massachusetts GOL
Series B, 5.00%, 07/01/27	45	55,408
Series C, 5.00%, 05/01/27	195	239,117
Series D, 5.00%, 07/01/27	80	98,503
Series E, 5.00%, 11/01/27	180	223,394
Series G, 5.00%, 09/01/27	50	61,811

Security	Par (000)	Value

Massachusetts (continued)
Commonwealth of Massachusetts Transportation Fund Revenue RB, Series A, 5.00%, 06/01/30 (Call 12/01/27)	$100	$123,555
Massachusetts Bay Transportation Authority RB
Series A, 5.00%, 07/01/27	235	289,352
Series A-2, 5.00%, 07/01/28 (Call 07/01/27)	100	122,699
Massachusetts Clean Water Trust (The) RB, 5.25%, 08/01/27	20	25,019
Massachusetts School Building Authority RB, Series C, 5.00%, 08/15/27 (Call 08/15/25)	200	232,459
Massachusetts Water Resources Authority RB, Series B, 5.00%, 08/01/29 (Call 08/01/27)	135	166,008
University of Massachusetts Building Authority RB, 5.00%, 11/01/27	55	68,441

		1,754,961

Michigan — 1.1%
Michigan State Building Authority RB, 5.00%, 10/15/27	200	247,693
State of Michigan RB, 5.00%, 03/15/27	220	268,770
State of Michigan Trunk Line Revenue RB, Series B, 5.00%, 11/15/27	50	62,048
University of Michigan RB, Series A, 5.00%, 04/01/29 (Call 04/01/27)	75	91,076

		669,587

Minnesota — 1.1%
State of Minnesota GO
Series A, 5.00%, 10/01/28 (Call 10/01/27)	160	198,002
Series A, 5.00%, 10/01/31 (Call 10/01/27)	100	122,613
Series D, 5.00%, 08/01/27 (Call 08/01/26)	125	150,161
Series D, 5.00%, 10/01/27	50	61,998
University of Minnesota RB, Series B, 5.00%, 12/01/29 (Call 12/01/27)	130	160,262

		693,036

Mississippi — 0.4%
State of Mississippi GO
Series A, 5.00%, 10/01/28 (Call 10/01/27)	120	148,345
Series C, 5.00%, 10/01/27 (Call 10/01/25)	90	105,017

		253,362

Missouri — 0.3%
Metropolitan St Louis Sewer District RB, Series A, 5.00%, 05/01/28 (Call 05/01/27)	135	165,408

Nebraska — 0.6%
City of Lincoln NE Electric System Revenue RB, 5.00%, 09/01/27 (Call 03/01/27)	90	109,320
Nebraska Public Power District RB
Series A, 5.00%, 01/01/27 (Call 01/01/26)	75	88,098
Series B, 5.00%, 01/01/28 (Call 01/01/27)	50	60,222
Omaha Public Power District RB, Series A, 5.00%, 02/01/30 (Call 12/01/27)	75	92,677

		350,317

Nevada — 2.1%
County of Clark NV GOL 4.00%, 11/01/31 (Call 11/01/27)	100	115,898
5.00%, 06/01/27	25	30,658
5.00%, 11/01/27	145	179,574
County of Clark NV Passenger Facility Charge RB, Series C, 5.00%, 07/01/27	75	92,113
County of Clark NV RB 5.00%, 07/01/27	125	153,556
5.00%, 07/01/30 (Call 07/01/27)	25	30,407
County of Washoe NV RB, 5.00%, 02/01/27	35	42,465

96	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada (continued)
Las Vegas Valley Water District GOL, Series A, 5.00%, 06/01/27 (Call 06/01/25)	$50	$57,791
State of Nevada GOL
5.00%, 08/01/27	150	184,875
Series D, 5.00%, 04/01/27 (Call 04/01/25)	25	28,722
State of Nevada Highway Improvement Revenue RB
5.00%, 12/01/27	100	124,236
5.00%, 12/01/27 (Call 06/01/26)	125	148,436
Washoe County School District/NV GOL, 5.00%, 04/01/27	100	122,129

		1,310,860

New Hampshire — 0.4%
State of New Hampshire GO
Series B, 4.00%, 12/01/30 (Call 12/01/27)	120	140,088
Series D, 5.00%, 12/01/27	100	124,571

		264,659

New Jersey — 1.7%
New Jersey Economic Development Authority RB
5.00%, 06/15/27	70	84,921
Series A, 4.00%, 11/01/27 (SAP)	135	157,043
Series A, 5.00%, 11/01/27	80	97,902
New Jersey Turnpike Authority RB
Series A, 5.00%, 01/01/29 (Call 01/01/27)	100	120,358
Series A, 5.25%, 01/01/27 (AGM)	250	307,396
State of New Jersey GO
5.00%, 06/01/27	10	12,117
5.00%, 06/01/27 (Call 06/01/25)	45	51,744
Series A, 5.00%, 06/01/27	175	212,054

		1,043,535

New Mexico — 0.7%
New Mexico Finance Authority RB, Series A, 5.00%, 06/01/27	25	30,689
State of New Mexico GO, 5.00%, 03/01/27	150	183,248
State of New Mexico Severance Tax Permanent Fund RB, 5.00%, 07/01/27	185	227,903

		441,840

New York — 10.9%
City of New York NY GO
Series 1, 5.00%, 08/01/27	155	190,744
Series 1, 5.00%, 08/01/29 (Call 08/01/27)	100	122,216
Series A, 5.00%, 08/01/27	140	172,285
Series A, 5.00%, 08/01/28 (Call 08/01/27)	335	410,880
Series C, 5.00%, 08/01/27 (Call 02/01/26)	15	17,649
Hudson Yards Infrastructure Corp. RB, Series A, 5.00%, 02/15/27	175	213,942
Long Island Power Authority RB, Series A, 5.00%, 09/01/27	100	123,430
Metropolitan Transportation Authority RB
Series A-2, 5.00%, 11/15/27 (Call 11/15/26)	25	29,706
Series B-2, 5.00%, 11/15/27 ( 11/15/26)	180	215,687
Series C-1, 5.00%, 11/15/27 (Call 11/15/25)	70	81,197
Series D, 5.00%, 11/15/27 (Call 11/15/26)	55	65,352
New York City Transitional Finance Authority Building Aid Revenue RB
Series B-1, 5.00%, 07/15/27 (SAW)	100	123,033
Series S-3, 5.00%, 07/15/27 (SAW)	145	178,397
Series S-4A, 5.00%, 07/15/27 (SAW)	130	159,942
New York City Transitional Finance Authority Future Tax Secured Revenue RB
5.00%, 11/01/29 (Call 11/01/27)	100	123,613
Series B-1, 5.00%, 08/01/28 (Call 08/01/27)	100	123,407
Series B-1, 5.00%, 08/01/29 (Call 08/01/27)	180	221,118
Series C, 5.00%, 11/01/27 (Call 05/01/25)	150	172,967

Security	Par (000)	Value

New York (continued)
Series C, 5.00%, 11/01/29 (Call 05/01/27)	$140	$170,540
New York City Water & Sewer System RB
Series AA, 5.00%, 06/15/27	280	344,378
Series BB-2, 5.00%, 06/15/31 (Call 06/15/27)	95	115,186
New York State Dormitory Authority RB
Series A, 5.00%, 02/15/27 (Call 08/15/26)	100	120,420
Series A, 5.00%, 03/15/27	100	121,794
Series A, 5.00%, 07/01/27 (Call 07/01/25)	200	231,028
Series A, 5.00%, 02/15/29 (Call 02/15/27)	150	181,798
Series A, 5.00%, 02/15/30 (Call 02/15/27)	150	180,990
Series B, 5.00%, 02/15/27 (Call 02/15/25)	125	142,920
Series B, 5.00%, 03/15/27 (Call 09/15/25)	160	186,803
Series B, 5.00%, 02/15/31 (Call 08/15/27)	200	244,315
Series E, 5.00%, 03/15/27	100	122,206
New York State Environmental Facilities Corp. RB
5.00%, 06/15/27 ( 06/15/26)	100	119,984
5.00%, 06/15/29 (Call 06/15/27)	200	245,746
New York State Urban Development Corp. RB
5.00%, 03/15/27	100	122,030
Series A, 5.00%, 03/15/27 (Call 03/15/26)	140	165,378
Series A, 5.00%, 03/15/28 (Call 03/15/27)	100	121,685
Series A, 5.00%, 03/15/29 (Call 03/15/27)	100	121,294
Series C, 5.00%, 03/15/31 (Call 09/15/27)	110	134,544
Port Authority of New York & New Jersey RB, 5.00%, 11/15/31 (Call 11/15/27)	200	245,530
State of New York GO, Series A, 5.00%, 03/01/27	55	67,482
Triborough Bridge & Tunnel Authority RB
Series B, 5.00%, 11/15/27 (Call 05/15/27)	205	250,776
Series B, 5.00%, 11/15/31 (Call 05/15/27)	100	121,115
Series C-1, 5.00%, 11/15/27	70	86,820

		6,710,327

North Carolina — 2.5%
City of Charlotte NC GO, Series A, 5.00%, 06/01/27	260	320,441
County of Guilford NC GO
Series B, 5.00%, 05/01/27	100	122,988
Series B, 5.00%, 05/01/28 (Call 05/01/27)	100	122,464
County of Mecklenburg NC GO
5.00%, 03/01/27	130	159,273
Series A, 5.00%, 04/01/27	45	55,253
Series A, 5.00%, 04/01/28 (Call 04/01/27)	125	152,585
Mecklenburg County Public Facilities Corp. RB, 5.00%, 02/01/27	50	60,865
State of North Carolina GO, 5.00%, 06/01/27 (Call 06/01/26)	125	148,814
State of North Carolina RB
5.00%, 03/01/27	160	195,184
Series B, 5.00%, 05/01/27	20	24,537
Series B, 5.00%, 05/01/28 (Call 05/01/27)	150	183,064

		1,545,468

Ohio — 2.4%
City of Columbus OH GOL
Series 4, 5.00%, 02/15/27	50	61,010
Series 4, 5.00%, 02/15/28 (Call 02/15/27)	120	145,759
Ohio State University (The) RB, Series A, 5.00%, 12/01/27	150	186,454
Ohio Turnpike & Infrastructure Commission RB, Series A, 5.00%, 02/15/30 (Call 02/15/27)	110	132,474
Ohio Water Development Authority RB, Series A, 5.00%, 12/01/27	150	186,353
Ohio Water Development Authority Water Pollution Control Loan Fund RB
Series A, 5.00%, 06/01/29 (Call 06/01/27)	45	55,182

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Series A, 5.00%, 12/01/29 (Call 06/01/27)	$65	$79,674
Series B, 5.00%, 06/01/27 (Call 12/01/25)	55	64,683
Series B, 5.00%, 12/01/27	100	124,236
State of Ohio GO 5.00%, 09/01/27	45	55,572
Series C, 5.00%, 08/01/27	45	55,463
Series T, 5.00%, 05/01/30 (Call 05/01/27)	240	292,090
Series U, 5.00%, 05/01/27	20	24,525
State of Ohio RB, Series B, 5.00%, 10/01/27	25	30,820

		1,494,295

Oklahoma — 0.7%
Grand River Dam Authority RB, Series A, 5.00%, 06/01/27 (Call 12/01/26)	125	151,434
Oklahoma Turnpike Authority RB
Series E, 4.00%, 01/01/31 (Call 01/01/27)	110	125,395
Series E, 5.00%, 01/01/27	25	30,423
University of Oklahoma (The) RB, Series B, 5.00%, 07/01/27 (Call 07/01/26)	100	117,965

		425,217

Oregon — 1.8%
City of Portland OR Sewer System Revenue RB, Series A, 5.00%, 05/01/27 (Call 05/01/26)	200	237,914
Hillsboro School District No.1J GO, 5.00%, 06/15/28 (Call 06/15/27) (GTD)	150	184,759
Oregon State Lottery RB, Series D, 5.00%, 04/01/27 (Call 04/01/25) (MO)	100	114,853
State of Oregon Department of Transportation RB
Series A, 5.00%, 11/15/27 (Call 05/15/27)	130	158,950
Series B, 5.00%, 11/15/29 (Call 05/15/27)	145	176,638
State of Oregon GO
Series I, 5.00%, 08/01/28 (Call 08/01/27)	100	123,028
Series L, 5.00%, 08/01/30 (Call 08/01/27)	75	91,883

		1,088,025

Pennsylvania — 2.1%
City of Philadelphia PA GO
Series A, 5.00%, 08/01/27 (Call 08/01/25)	65	75,444
Series B, 5.00%, 08/01/27 (Call 08/01/25)	100	116,068
Commonwealth of Pennsylvania GO
First Series, 5.00%, 01/01/27	60	73,016
First Series, 5.00%, 02/01/27 (Call 02/01/26)	105	124,266
First Series, 5.00%, 09/15/27 (Call 09/15/26)	245	295,347
First Series, 5.00%, 01/01/28 (Call 01/01/27)	160	193,159
Second Series, 5.00%, 09/15/27 (Call 09/15/26)	35	42,192
Pennsylvania Turnpike Commission RB
Series A2, 5.00%, 12/01/27	100	123,435
Series A2, 5.00%, 12/01/29 ( 12/01/27)	100	122,420
Series A2, 5.00%, 12/01/30 (Call 12/01/27)	125	152,263

		1,317,610

Rhode Island — 0.7%
Rhode Island Commerce Corp. RB, Series B, 5.00%, 06/15/27 (Call 06/15/26)	105	124,926
Rhode Island Infrastructure Bank Water Pollution Control
Revolving Fund RB, Series B, 5.00%, 10/01/30 (Call 10/01/27) .	50	60,943
State of Rhode Island GO
Series B, 5.00%, 08/01/28 (Call 08/01/27)	150	184,448
Series B, 5.00%, 08/01/29 (Call 08/01/27)	25	30,632

		400,949

Security	Par (000)	Value

South Carolina — 0.2%
State of South Carolina GO, Series A, 4.00%, 04/01/31 (Call 10/01/27) (SAW)	$80	$93,447

Tennessee — 2.7%
City of Memphis TN Electric System Revenue RB, 5.00%, 12/01/28 (Call 12/01/27)	95	117,360
County of Blount TN GO, Series B, 5.00%, 06/01/27 (Call 06/01/26)	100	119,101
County of Hamilton TN GO, Series A, 5.00%, 04/01/27	55	67,433
County of Montgomery TN GO, 5.00%, 04/01/27	125	152,736
County of Shelby TN GO, Series A, 5.00%, 04/01/27	85	104,062
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB, Series A, 5.00%, 05/15/27	75	92,102
Metropolitan Government of Nashville & Davidson County TN GO 4.00%, 07/01/27	165	193,847
5.00%, 07/01/27	105	129,350
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue RB, Series B, 5.00%, 07/01/30 (Call 07/01/27)	125	151,652
State of Tennessee GO
Series A, 5.00%, 11/01/27	75	93,379
Series B, 5.00%, 08/01/27 (Call 08/01/26)	105	125,791
Tennessee State School Bond Authority RB
Series A, 5.00%, 11/01/31 (Call 11/01/27) (NPFGC)	100	122,568
Series B, 5.00%, 11/01/27 (ST INTERCEPT)	60	74,544
Series B, 5.00%, 11/01/28 (Call 11/01/27) (ST INTERCEPT)	110	135,837

		1,679,762

Texas — 10.0%
Alamo Community College District GOL, 5.00%, 08/15/30 (Call 08/15/27)	110	134,275
Aldine Independent School District GO, 5.00%, 02/15/31 (Call 02/15/27) (PSF)	155	186,812
Austin Independent School District GO, 5.00%, 08/01/27 (PSF)	125	153,905
Board of Regents of the University of Texas System RB, Series E, 5.00%, 08/15/27	75	92,522
City of Austin TX GOL 5.00%, 09/01/27	60	74,212
5.00%, 09/01/28 (Call 09/01/27)	110	135,341
City of Austin TX Water & Wastewater System Revenue RB, 5.00%, 11/15/27	50	62,147
City of Dallas TX Waterworks & Sewer System Revenue RB, Series A, 5.00%, 10/01/27 (Call 10/01/26)	155	187,760
City of Houston TX Combined Utility System Revenue RB, Series B, 5.00%, 11/15/27	120	148,755
City of Plano TX GOL, 5.00%, 09/01/31 (Call 03/01/27)	100	120,815
City of San Antonio Texas Electric & Gas Systems Revenue RB, 5.00%, 02/01/27	75	91,254
City of San Antonio TX Electric & Gas Systems Revenue RB, 5.00%, 02/01/27	75	91,254
City of San Antonio TX GOL, 5.00%, 08/01/27	35	43,115
Clear Creek Independent School District RB, 5.00%, 02/15/27 (PSF)	115	140,190
Conroe Independent School District GO 5.00%, 02/15/27 (Call 02/15/26) (PSF)	30	35,462
5.00%, 02/15/30 (Call 02/15/27) (PSF)	110	132,474
County of Fort Bend TX GOL, Series B, 5.00%, 03/01/27 (Call 03/01/26)	105	124,288
Dallas Area Rapid Transit RB, 5.00%, 12/01/27	100	124,035
Dallas Fort Worth International Airport RB, Series A, 5.00%, 11/01/27	125	154,066

98	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Fort Bend Independent School District GO, 4.00%, 08/15/31 (Call 08/15/27) (PSF)	$110	$127,700
Lewisville Independent School District GO, Series A, 4.00%, 08/15/27 (Call 08/15/25) (PSF)	100	112,553
Mesquite Independent School District GO, 5.00%, 08/15/29 (Call 08/15/27) (PSF)	175	214,742
North Texas Municipal Water District Upper East Fork Wastewater Interceptor System Contract Revenue Refunding Bonds RB, 5.00%, 06/01/27	55	67,313
North Texas Municipal Water District Water System Revenue RB, 5.00%, 09/01/27 (Call 09/01/25)	70	81,600
North Texas Tollway Authority RB
Series A, 5.00%, 01/01/27 (Call 01/01/26)	100	117,329
Series B, 5.00%, 01/01/27 (Call 01/01/26)	125	146,381
Northside Independent School District GO, Series A, 5.00%, 08/15/27 (PSF)	30	36,990
Northside Independent School District RB, 5.00%, 08/15/27 (PSF)	150	184,949
Northwest Independent School District GO, 5.00%, 02/15/28 (Call 08/15/27) (PSF)	130	159,987
Permanent University Fund - Texas A&M University System RB, Series B, 5.00%, 07/01/27 (Call 07/01/25)	20	23,177
Round Rock Independent School District GO, Series A, 5.00%, 08/01/27 (PSF)	75	92,438
San Antonio Independent School District/TX GO, 5.00%, 08/15/27 (PSF)	50	61,650
San Antonio Water System RB
Series A, 5.00%, 05/15/27	70	85,791
Series A, 5.00%, 05/15/30 (Call 05/15/27)	180	218,644
Socorro Independent School District GO, Series B, 5.00%, 08/15/30 (Call 08/15/27) (PSF)	70	85,360
Spring Independent School District GO, Series A, 5.00%, 08/15/27 (Call 08/15/26)	120	143,939
State of Texas GO
Series A, 5.00%, 10/01/30 (Call 10/01/27)	110	135,276
Series B, 5.00%, 10/01/29 (Call 10/01/27)	150	185,328
Series B, 5.00%, 10/01/30 (Call 10/01/27)	100	122,978
Temple Independent School District/TX GO, 4.00%, 02/01/28 (Call 02/01/27) (PSF)	100	115,493
Texas A&M University RB 4.00%, 05/15/27 (05/15/26)	150	171,881
Series C, 5.00%, 05/15/28 (Call 05/15/27)	100	122,046
Series E, 4.00%, 05/15/27 (Call 05/15/26)	85	97,399
Texas State University System RB
Series A, 5.00%, 03/15/27 (Call 03/15/25)	100	113,983
Series A, 5.00%, 03/15/30 (Call 03/15/27)	120	144,283
Texas Water Development Board RB 5.00%, 08/01/30 (Call 08/01/27)	190	233,488
5.00%, 08/01/31 (Call 08/01/27)	60	73,379
Series A, 5.00%, 10/15/27	95	117,965
Series A, 5.00%, 10/15/31 (Call 10/15/27)	155	190,655
University of North Texas System RB
Series A, 5.00%, 04/15/27	40	48,779
Series A, 5.00%, 04/15/30 (Call 04/15/27)	100	121,260

		6,187,418

Utah — 1.3%
Central Utah Water Conservancy District RB, Series B, 5.00%, 10/01/30 (Call 10/01/27)	100	122,720
Salt Lake City Corp. RB, 5.00%, 02/01/30 (Call 02/01/27)	60	72,493
State of Utah GO, 5.00%, 07/01/28 (Call 07/01/27)	310	381,332

Security	Par (000)	Value

Utah (continued)
University of Utah (The) RB, Series A, 5.00%, 08/01/27 (Call 08/01/25)	$60	$69,399
Utah Water Finance Agency RB, Series A, 5.00%, 03/01/28 (Call 03/01/27)	110	133,585

		779,529

Vermont — 0.2%
State of Vermont GO, Series B, 5.00%, 08/15/27	100	123,873

Virginia — 3.1%
City of Newport News VA GO, Series A, 4.00%, 08/01/31 (Call 08/01/27)	180	207,714
City of Norfolk VA GO, Series B, 4.00%, 10/01/27 (Call 10/01/26)	75	86,647
City of Richmond VA GO, 5.00%, 07/15/27	60	74,096
County of Arlington VA GO, 5.00%, 06/15/27	75	92,430
County of Henrico VA GO, Series A, 5.00%, 08/01/27 (SAW)	65	80,359
County of Loudoun VA GO, Series A, 5.00%, 12/01/27 (SAW)	50	62,319
Hampton Roads Sanitation District RB, Series A, 5.00%, 10/01/29 (Call 10/01/27)	210	259,051
Virginia College Building Authority RB Series A, 5.00%, 09/01/27	100	123,430
Series A, 5.00%, 09/01/27 (Call 09/01/26) (ST INTERCEPT)	180	216,467
Series A, 5.00%, 09/01/27 (PR 09/01/26) (ST INTERCEPT)	5	6,010
Virginia Commonwealth Transportation Board RB 5.00%, 03/15/27 (Call 09/15/26)	40	48,198
Series A, 5.00%, 05/15/29 (Call 11/15/27)	310	384,391
Series A, 5.00%, 05/15/30 (Call 11/15/27)	60	74,129
Virginia Public Building Authority RB Series A, 4.00%, 08/01/27	30	35,296
Series A, 4.00%, 08/01/31 ( 08/01/27)	100	116,849
Virginia Resources Authority RB, 5.00%, 11/01/27	60	74,346

		1,941,732

Washington — 6.4%
Auburn School District No. 408 of King & Pierce Counties GOL, 5.00%, 12/01/31 (Call 12/01/27) (GTD)	160	198,261
Central Puget Sound Regional Transit Authority RB, Series S-1, 5.00%, 11/01/27 (Call 11/01/26)	55	66,393
City of Seattle WA Drainage & Wastewater Revenue RB, 5.00%, 04/01/27 (Call 04/01/26)	85	100,905
City of Seattle WA GOL, Series A, 5.00%, 05/01/27	180	220,833
City of Seattle WA Municipal Light & Power Revenue RB
Series A, 5.00%, 07/01/27	115	141,311
Series B, 5.00%, 04/01/27 (Call 04/01/26)	160	190,016
Clark County School District No. 114 Evergreen GO, 5.00%, 12/01/27 (GTD)	105	130,658
County of King WA GOL 5.00%, 07/01/27 (Call 01/01/25)	160	182,694
Series E, 5.00%, 12/01/27 (Call 12/01/25)	80	94,261
County of King WA Sewer Revenue RB, Series B, 5.00%, 07/01/27 (Call 07/01/26)	45	53,881
Energy Northwest RB
Series A, 5.00%, 07/01/27	60	73,728
Series A, 5.00%, 07/01/29 (Call 07/01/27)	170	208,391
Series C, 5.00%, 07/01/27	205	251,903
King County School District No. 405 Bellevue GO, 5.00%, 12/01/27 (Call 12/01/26) (GTD)	70	84,841
King County School District No. 414 Lake Washington GO, 4.00%, 12/01/27 (GTD)	210	249,178
Kitsap County School District No. 401 Central Kitsap GO, 5.00%, 12/01/27 (GTD)	30	37,130

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2027 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Pierce County School District No. 402 Franklin Pierce GO, 5.00%, 12/01/29 (Call 12/01/27) (GTD)	$170	$211,501
Port of Seattle WA RB, 5.00%, 02/01/27 (Call 02/01/26)	135	158,715
Spokane County School District No. 356 Central Valley GO, 5.00%, 12/01/28 (Call 12/01/27) (GTD)	125	155,423
State of Washington COP, Series B, 5.00%, 07/01/27	115	141,311
State of Washington GO
Series A, 5.00%, 08/01/31 (Call 08/01/27)	100	122,425
Series D, 5.00%, 02/01/27	100	121,672
Series E, 5.00%, 07/01/27 (Call 01/01/25)	75	85,307
Series R, 5.00%, 08/01/27	205	252,533
Series R, 5.00%, 08/01/27 (Call 08/01/26)	130	156,168
Series R-2018-C, 5.00%, 08/01/29 (Call 08/01/27)	100	122,529
University of Washington RB, Series B, 5.00%, 06/01/27 (Call 06/01/25)	75	86,802
Washington State University RB, 5.00%, 04/01/27 (Call 04/01/25) .	35	39,822

		3,938,592

West Virginia — 1.2%
State of West Virginia GO
Series A, 5.00%, 06/01/27	135	166,134
Series A, 5.00%, 12/01/27	50	62,285
West Virginia Commissioner of Highways RB, Series A, 5.00%, 09/01/29 (Call 09/01/27)	225	275,402
West Virginia State School Building Authority Lottery Revenue RB, Series A, 5.00%, 07/01/27 (Call 07/01/25)	220	255,125

		758,946

Wisconsin — 3.0%
Milwaukee Metropolitan Sewerage District GO, Series A, 5.00%, 10/01/27 (Call 10/01/26)	150	181,622
State of Wisconsin GO 5.00%, 05/01/27 (Call 05/01/25)	75	86,512

Security	Par/ Shares (000)	Value

Wisconsin (continued)
5.00%, 11/01/31 (Call 05/01/27)	$110	$133,472
Series 2, 4.00%, 11/01/27 (Call 05/01/26)	130	148,487
Series 2, 5.00%, 11/01/27 (Call 05/01/26)	190	225,925
Series 3, 5.00%, 11/01/30 (Call 05/01/27)	150	182,124
State of Wisconsin RB, Series A, 5.00%, 05/01/27	245	300,578
Wisconsin Department of Transportation RB
Series 1, 5.00%, 07/01/27	85	104,977
Series 2, 5.00%, 07/01/30 (Call 07/01/27)	180	220,039
Series 2, 5.00%, 07/01/31 (Call 07/01/27)	215	262,592

		1,846,328

Total Municipal Debt Obligations — 98.7% (Cost: $60,568,129)		61,031,959

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Liquidity Funds: MuniCash, 0.01%(b)(c)	281	281,268

Total Short-Term Investments — 0.5% (Cost: $281,268)		281,268

Total Investments in Securities — 99.2% (Cost: $60,849,397)		61,313,227

Other Assets, Less Liabilities — 0.8%		489,021

Net Assets — 100.0%		$61,802,248

(a)	Zero-coupon bond.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash	$187,748	$93,574	(a)	$—	$(63)	$9	$281,268	281	$25	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

100	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2027 Term Muni Bond ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$61,031,959	$—	$61,031,959
Money Market Funds	281,268	—	—	281,268

	$281,268	$61,031,959	$—	$61,313,227

See notes to financial statements.

SCHEDULES OF INVESTMENTS	101

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.5%
Alabama Federal Aid Highway Finance Authority RB, Series A, 5.00%, 09/01/28 (Call 09/01/27)	$90	$111,549
Alabama Highway Finance Corp. RB, Series A, 5.00%, 08/01/28	50	63,160
Alabama Public School and College Authority RB, Series A, 5.00%, 11/01/28	250	317,026
City of Huntsville AL GOL, Series B, 5.00%, 05/01/28 (Call 11/01/27)	75	92,947
State of Alabama GO
Series A, 4.00%, 11/01/28 (Call 02/01/26)	20	22,577
Series A, 5.00%, 11/01/29 (Call 11/01/28)	55	69,530
Series A, 5.00%, 11/01/32 (Call 11/01/28)	70	87,871
University of Alabama (The) RB, Series C, 5.00%, 07/01/28	225	283,006

		1,047,666

Arizona — 1.4%
City of Mesa AZ Utility System Revenue RB, 5.00%, 07/01/29 (Call 07/01/28)	50	62,492
City of Phoenix Civic Improvement Corp. RB 5.00%, 07/01/28 (Call 07/01/26)	100	119,432
Series A, 5.00%, 07/01/29 (Call 07/01/28)	110	137,885
Series D, 5.00%, 07/01/28 (Call 07/01/27)	15	18,284
Maricopa County Union High School District No. 210-Phoenix GO, 5.00%, 07/01/28 (Call 07/01/27)	25	30,597
Salt River Project Agricultural Improvement & Power District RB 5.00%, 01/01/29 (Call 01/01/28)	100	124,255
5.00%, 01/01/31 (Call 01/01/28)	55	67,945
Series A, 5.00%, 01/01/28 (Call 01/01/27)	200	242,124
State of Arizona Lottery Revenue RB, 5.00%, 07/01/28	150	189,046

		992,060

California — 13.4%
Beverly Hills Unified School District CA GO, 0.00%, 08/01/28(a)	35	32,304
California Infrastructure & Economic Development Bank RB 5.00%, 10/01/28 (Call 04/01/26)	75	89,106
5.00%, 10/01/28 (Call 04/01/27)	85	103,874
5.00%, 10/01/28 (Call 04/01/28)	55	69,059
5.00%, 10/01/32 (Call 04/01/28)	150	186,299
California State Public Works Board RB 4.00%, 10/01/28 (Call 10/01/26)	50	57,614
5.00%, 09/01/28 (Call 09/01/27)	25	30,839
Series B, 5.00%, 05/01/28	100	125,079
Series C, 5.00%, 11/01/28	90	113,852
Series C, 5.00%, 11/01/28 (Call 11/01/26)	25	30,192
Series C, 5.00%, 11/01/31 (Call 11/01/28)	75	94,354
Series G, 5.00%, 10/01/28 (Call 10/01/27)	80	98,897
California State University RB
Series A, 5.00%, 11/01/28 (Call 05/01/26)	185	220,342
Series A, 5.00%, 11/01/30 (Call 11/01/28)	65	82,339
City of Los Angeles CA GO, Series B, 5.00%, 09/01/28	50	63,698
City of Los Angeles CA Wastewater System Revenue RB
Series A, 5.00%, 06/01/31 (Call 06/01/28)	150	187,697
Series A, 5.00%, 06/01/32 (Call 06/01/28)	100	124,821
City of Los Angeles Department of Airports RB, Series E, 5.00%, 05/15/28	25	31,424
City of Riverside CA Sewer Revenue RB, Series A, 5.00%, 08/01/29 (Call 08/01/28)	75	94,352
City of Riverside CA Water Revenue RB, Series A, 5.00%, 10/01/28	50	63,940
City of San Francisco CA Public Utilities Commission Water Revenue RB, 5.00%, 11/01/28 (Call 11/01/26)	125	151,303

Security	Par (000)	Value

California (continued)
Coast Community College District GO
Series B, 0.00%, 08/01/28 (AGM)(a)	$330	$303,354
Series D, 5.00%, 08/01/28 (Call 08/01/27)	105	129,777
Fairfield-Suisun Unified School District GO, 4.00%, 08/01/31 (Call 08/01/28)	100	119,110
Long Beach Unified School District GO, 5.00%, 08/01/28 (Call 08/01/26)	175	210,680
Los Angeles Community College District/CA GO, Series J, 5.00%, 08/01/28 (Call 08/01/27)	40	49,388
Los Angeles County Metropolitan Transportation Authority RB
Series A, 5.00%, 06/01/28 (Call 06/01/26)	40	47,918
Series A, 5.00%, 07/01/28 (Call 07/01/27)	100	123,447
Series B, 5.00%, 07/01/32 (Call 07/01/28)	200	251,521
Los Angeles Department of Water & Power System Revenue RB
Series A, 5.00%, 07/01/32 (Call 01/01/28)	35	43,125
Series D, 5.00%, 07/01/30 (Call 07/01/28)	100	125,828
Los Angeles Department of Water RB
Series A, 5.00%, 07/01/28 (Call 01/01/26)	35	41,379
Series A, 5.00%, 07/01/31 (Call 01/01/28)	60	74,257
Series B, 5.00%, 07/01/31 (Call 07/01/28)	80	100,500
Series B, 5.00%, 07/01/32 (Call 07/01/28)	175	219,311
Los Angeles Unified School District/CA GO
Series B1, 5.00%, 07/01/28 (Call 01/01/28)	195	242,802
Series B-1, 5.00%, 07/01/30 (Call 01/01/28)	45	55,625
Series B-1, 5.00%, 07/01/32 (Call 01/01/28)	100	122,878
Series M1, 5.00%, 07/01/28 (Call 01/01/28)	100	124,514
Series M-1, 5.00%, 07/01/31 (Call 01/01/28)	150	184,736
Metropolitan Water District of Southern California RB 5.00%, 01/01/31 (Call 07/01/28)	95	119,809
Series B, 5.00%, 09/01/28	30	38,196
Napa Valley Community College District GO, Series B, 0.00%, 08/01/28 (NPFGC)(a)	100	90,823
Newport Mesa Unified School District GO, 0.00%, 08/01/28 (NPFGC)(a)	300	275,961
North Orange County Community College District/CA GO, Series B, 0.00%, 08/01/28 (NPFGC)(a)	315	287,053
Poway Unified School District GO, Series A, 0.00%, 08/01/28(a)	120	109,427
San Diego Community College District GO, 4.00%, 08/01/28 (Call 08/01/26)	70	80,690
San Francisco Bay Area Rapid Transit District GO, Series A, 5.00%, 08/01/28 (Call 08/01/27)	50	61,830
San Francisco Bay Area Rapid Transit District Sales Tax Revenue RB, 4.00%, 07/01/28 (Call 07/01/26)	50	57,107
San Jose Evergreen Community College District GO, Series B, 0.00%, 09/01/28 (AGM)(a)	50	45,637
San Jose Unified School District GO, Series C, 0.00%, 08/01/28 (NPFGC)(a)	170	156,588
San Marcos Unified School District GO, 0.00%, 08/01/28(a)	80	72,805
San Mateo County Community College District GO, Series B, 5.00%, 09/01/28	70	89,337
Santa Clara Valley Transportation Authority RB, Series B, 5.00%, 06/01/28	125	158,105
State of California Department of Water Resources RB 5.00%, 12/01/29 (Call 12/01/28)	125	159,494
5.00%, 12/01/31 (Call 12/01/28)	70	88,907
Series BA, 5.00%, 12/01/28	150	192,208
State of California GO 4.00%, 09/01/28 (Call 09/01/26)	150	172,843
5.00%, 04/01/28	125	156,837
5.00%, 08/01/28	150	189,703

102	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
5.00%, 08/01/28 (Call 08/01/27)	$135	$167,456
5.00%, 09/01/28 (Call 09/01/26)	385	464,219
5.00%, 10/01/28	250	317,391
5.00%, 11/01/28	125	158,997
5.00%, 08/01/29 (Call 08/01/28)	230	289,689
5.00%, 10/01/30 (Call 10/01/28)	80	100,898
5.00%, 11/01/32 (Call 11/01/28)	125	157,295
Series C, 5.00%, 08/01/28 (Call 08/01/26)	250	300,712
University of California RB
Series AZ, 5.00%, 05/15/31 (Call 05/15/28)	70	87,389
Series O, 5.00%, 05/15/30 (Call 05/15/28)	100	124,863
William S Hart Union High School District GO, Series B, 0.00%, 09/01/28 (AGM)(a)	210	190,767

		9,584,571

Colorado — 1.0%
Board of Governors of Colorado State University System RB
Series C, 5.00%, 03/01/28	110	137,198
Series C, 5.00%, 03/01/29 (Call 03/01/28)	50	61,994
City & County of Denver Co. Airport System Revenue RB,
Series B, 5.00%, 12/01/32 (Call 12/01/28)	160	198,952
Denver City & County School District No. 1 GO, 5.00%, 12/01/28 (Call 12/01/26) (SAW)	90	108,831
University of Colorado RB
Series A-2, 5.00%, 06/01/30 (Call 06/01/28)	100	124,635
Series A-2, 5.00%, 06/01/31 (Call 06/01/28)	95	117,919

		749,529

Connecticut — 1.9%
State of Connecticut Clean Water Fund - State Revolving Fund RB, Series A, 5.00%, 05/01/28 (Call 05/01/27)	100	122,283
State of Connecticut GO
Series 2021 A, 4.00%, 01/15/28	100	118,396
Series B, 5.00%, 04/15/28	105	131,417
Series C, 5.00%, 06/15/28	40	50,259
Series E, 5.00%, 09/15/28	75	94,777
Series E, 5.00%, 09/15/30 (Call 09/15/28)	115	144,370
Series E, 5.00%, 09/15/31 (Call 09/15/28)	205	256,456
State of Connecticut Special Tax Revenue RB
Series A, 5.00%, 01/01/28	125	155,363
Series A, 5.00%, 09/01/28 (Call 09/01/26)	125	149,798
Series A, 5.00%, 01/01/29 (Call 01/01/28)	90	111,403
Series B, 5.00%, 09/01/28 (Call 09/01/26)	50	59,919

		1,394,441

Delaware — 0.4%
State of Delaware GO
Series A, 2.13%, 03/01/28 (Call 03/01/26)	15	15,717
Series A, 5.00%, 01/01/29 (Call 01/01/28)	125	155,149
Series A, 5.00%, 02/01/32 (Call 02/01/28)	100	123,007

		293,873

District of Columbia — 1.9%
District of Columbia GO
Series A, 5.00%, 06/01/28	50	63,023
Series A, 5.00%, 10/15/28	65	82,644
Series D, 5.00%, 06/01/28 (Call 12/01/26)	85	103,210
Series D, 5.00%, 06/01/28 (Call 06/01/27)	110	134,810
District of Columbia RB 5.00%, 12/01/28	150	189,856
Series C, 5.00%, 10/01/28	335	425,561
District of Columbia Water & Sewer Authority RB
Series B, 5.00%, 10/01/28	140	178,168

Security	Par (000)	Value

District of Columbia (continued)
Series B, 5.00%, 10/01/28 (Call 04/01/27)	$25	$30,433
Series B, 5.00%, 10/01/30 (Call 04/01/28)	65	80,839
Series B, 5.00%, 10/01/32 (Call 04/01/28)	60	74,394

		1,362,938

Florida — 4.8%
County of Miami-Dade FL Aviation Revenue RB, 5.00%, 10/01/28 (Call 10/01/26)	60	71,446
County of Miami-Dade FL GO, Series D, 5.00%, 07/01/28 (Call 07/01/26)	100	119,279
County of Miami-Dade FL Water & Sewer System Revenue RB 5.00%, 10/01/30 (Call 10/01/28)	95	119,528
Series B, 5.00%, 10/01/28 (Call 10/01/27)	235	289,747
Florida Department of Environmental Protection RB, Series A, 5.00%, 07/01/28	215	269,797
Florida Department of Management Services COP, Series A, 5.00%, 11/01/28	140	176,995
Hillsborough County School Board COP, Series A, 5.00%, 07/01/28 (Call 07/01/26)	310	368,513
Orange County School Board COP, Series C, 5.00%, 08/01/28	100	125,354
Palm Beach County School District COP, Series B, 5.00%, 08/01/28	195	244,729
School District of Broward County/FL GO, 5.00%, 07/01/30 (Call 07/01/28)	60	75,189
State of Florida Department of Transportation RB 5.00%, 07/01/31 (Call 07/01/28)	100	124,749
5.00%, 07/01/32 (Call 07/01/28)	300	373,340
State of Florida Department of Transportation Turnpike System Revenue RB, Series A, 5.00%, 07/01/28	75	94,446
State of Florida GO
Series A, 4.00%, 07/01/32 (Call 07/01/28)	350	414,672
Series B, 5.00%, 06/01/28 (Call 06/01/27)	125	154,191
Series C, 5.00%, 06/01/30 (Call 06/01/28)	210	264,010
State of Florida Lottery Revenue RB, Series A, 5.00%, 07/01/28	95	119,911

		3,405,896

Georgia — 1.5%
City of Atlanta GA Water & Wastewater Revenue RB
Series A, 5.00%, 11/01/28 (Call 11/01/27)	60	74,054
Series C, 5.00%, 11/01/28 (Call 11/01/27)	100	123,422
Forsyth County School District GO, 5.00%, 02/01/30 (Call 02/01/28)	250	309,293
State of Georgia GO
Series A, 5.00%, 07/01/31 (Call 07/01/28)	205	256,632
Series E, 5.00%, 12/01/28 (Call 12/01/26)	260	315,555

		1,078,956

Hawaii — 1.8%
City & County Honolulu HI Wastewater System Revenue RB, Series A, 4.00%, 07/01/28	100	119,419
City & County of Honolulu HI GO
Series A, 5.00%, 09/01/28	45	56,919
Series A, 5.00%, 09/01/30 (Call 09/01/28)	165	206,959
Series C, 4.00%, 08/01/28	250	299,324
Series D, 5.00%, 09/01/28 (Call 09/01/27)	30	36,873
County of Maui HI GO, 5.00%, 09/01/28	35	44,244
State of Hawaii GO
Series FT, 5.00%, 01/01/29 (Call 01/01/28)	185	229,871
Series FT, 5.00%, 01/01/31 (Call 01/01/28)	30	37,061
Series FT, 5.00%, 01/01/32 (Call 01/01/28)	230	284,132

		1,314,802

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois — 2.7%
Chicago O’Hare International Airport RB, Series C, 5.00%, 01/01/28 (Call 01/01/26)	$75	$87,890
Chicago Transit Authority Capital Grant Receipts Revenue RB, 5.00%, 06/01/28	65	80,757
Illinois Finance Authority RB 5.00%, 07/01/28 (Call 01/01/26)	25	29,579
5.00%, 12/01/28	75	95,162
Series B, 5.00%, 01/01/28	100	123,346
Metropolitan Water Reclamation District of Greater Chicago GO, Series A, 5.00%, 12/01/28 (Call 12/01/26)	150	182,136
State of Illinois GO 5.00%, 02/01/28 (Call 02/01/27)	100	117,774
Series A, 5.00%, 03/01/28	75	90,355
Series A, 5.00%, 10/01/28	155	188,499
Series A, 5.00%, 05/01/29 (Call 05/01/28)	310	374,370
Series A, 5.00%, 10/01/30 (Call 10/01/28)	125	150,957
Series D, 5.00%, 11/01/28 (Call 11/01/27)	200	238,438
State of Illinois Sales Tax Revenue RB, 5.00%, 06/15/28	150	184,186

		1,943,449

Indiana — 0.9%
City of Indianapolis Department of Public Utilities Water System Revenue RB, Series A, 5.00%, 10/01/28	30	37,972
Indiana Finance Authority RB
Series C, 5.00%, 02/01/28	110	137,074
Series C, 5.00%, 06/01/28 (Call 12/01/26)	100	120,743
Series R, 5.00%, 02/01/28	125	155,766
Indianapolis Local Public Improvement Bond Bank RB, Series E, 5.00%, 01/01/28 (PR 01/01/26)	175	207,053

		658,608

Iowa — 0.3%
Iowa Finance Authority RB, Series A, 5.00%, 08/01/31 (Call 08/01/28)	120	151,082
State of Iowa RB, Series A, 5.00%, 06/01/28 (Call 06/01/26)	30	35,652

		186,734

Kansas — 0.3%
Sedgwick County Unified School District No. 266 Maize GO, Series A, 4.00%, 09/01/28 (Call 09/01/27)	50	58,595
State of Kansas Department of Transportation RB, Series A, 5.00%, 09/01/28 (Call 09/01/27)	145	179,053

		237,648

Louisiana — 1.0%
State of Louisiana GO
Series B, 5.00%, 08/01/28 (Call 08/01/26)	110	131,241
Series B, 5.00%, 10/01/28 (Call 10/01/27)	150	185,236
State of Louisiana RB, Series A, 5.00%, 09/01/29 (Call 09/01/28)	310	391,175

		707,652

Maine — 0.7%
Maine Municipal Bond Bank RB
Series A, 5.00%, 09/01/28 (Call 09/01/26)	80	95,619
Series A, 5.00%, 11/01/28	35	44,195
Series C, 5.00%, 11/01/28 (Call 11/01/27)	75	92,567
State of Maine GO
Series B, 5.00%, 06/01/28	120	151,168
Series D, 5.00%, 06/01/28	100	125,973

		509,522

Maryland — 4.6%
City of Baltimore MD GO, Series A, 5.00%, 10/15/28	30	38,028

Security	Par (000)	Value

Maryland (continued)
County of Anne Arundel MD GOL 5.00%, 10/01/28	$150	$190,550
5.00%, 10/01/28 (Call 10/01/27)	140	173,433
County of Howard MD GO
Series A, 5.00%, 08/15/28	220	278,315
Series D, 5.00%, 02/15/28	75	93,753
County of Montgomery MD GO
Series A, 5.00%, 11/01/28	265	336,868
Series A, 5.00%, 11/01/29 (Call 11/01/28)	130	164,643
County of Prince George’s MD GOL
Series A, 4.00%, 07/15/32 (Call 07/15/28)	200	237,001
Series A, 5.00%, 07/15/31 (Call 07/15/28)	150	187,638
Series B, 5.00%, 09/15/28	100	126,749
State of Maryland Department of Transportation RB 4.00%, 05/01/30 (Call 05/01/28)	45	52,885
5.00%, 09/01/28 (Call 09/01/27)	110	135,271
5.00%, 10/01/28 (Call 10/01/26)	190	228,775
State of Maryland GO
First Series, 5.00%, 03/15/28	100	125,332
Second Series, 5.00%, 08/01/29 (Call 08/01/28)	185	233,010
Second Series, 5.00%, 08/01/30 (Call 08/01/28)	65	81,518
Series A, 5.00%, 03/15/29 (Call 03/15/28)	125	156,080
Series A, 5.00%, 03/15/30 (Call 03/15/28)	125	155,364
Washington Suburban Sanitary Commission RB 5.00%, 06/01/28 (GTD)	125	157,376
5.00%, 06/01/30 (Call 06/01/28) (GTD)	125	155,346

		3,307,935

Massachusetts — 2.4%
Commonwealth of Massachusetts GOL
Series B, 5.00%, 07/01/28	195	245,702
Series B, 5.00%, 01/01/30 (Call 01/01/28)	265	328,971
Series B, 5.25%, 08/01/28	100	127,874
Series C, 5.00%, 05/01/28	100	125,508
Massachusetts Bay Transportation Authority RB, Series A, 5.25%, 07/01/28	250	319,213
Massachusetts Department of Transportation RB, Series A, 0.00%, 01/01/28 (NPFGC)(a)	50	45,978
Massachusetts Health & Educational Facilities Authority RB, Series M, 5.25%, 07/01/28	100	127,685
Massachusetts Water Resources Authority RB Series B, 5.00%, 08/01/28 (Call 08/01/26)	100	119,465
Series B, 5.25%, 08/01/28 (AGM)	60	76,859
University of Massachusetts Building Authority RB, Series 2019-1, 5.00%, 05/01/28	150	188,047

		1,705,302

Michigan — 1.2%
Great Lakes Water Authority Water Supply System Revenue RB, Series C, 5.00%, 07/01/28 (Call 07/01/26)	35	41,890
Michigan Finance Authority RB 5.00%, 10/01/28	45	57,130
5.00%, 10/01/30 (Call 10/01/28)	150	190,558
Series B, 5.00%, 10/01/28 (Call 10/01/26)	115	139,243
Michigan State Building Authority RB, Series I, 5.00%, 04/15/28	250	313,431
Michigan State University RB, Series B, 5.00%, 02/15/28	85	105,901

		848,153

Minnesota — 1.4%
Metropolitan Council GO, Series C, 4.00%, 03/01/28 (Call 03/01/27)	25	29,103

104	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota (continued)
Minneapolis-St Paul Metropolitan Airports Commission RB, Series A, 5.00%, 01/01/28 (Call 01/01/27)	$80	$96,176
Minnesota Public Facilities Authority RB, Series A, 5.00%, 03/01/28 (Call 03/01/26)	100	118,416
State of Minnesota GO
Series A, 5.00%, 10/01/28 (Call 10/01/27)	100	123,751
Series A, 5.00%, 08/01/29 (Call 08/01/28)	190	239,732
Series A, 5.00%, 08/01/32 (Call 08/01/28)	200	251,356
Series B, 5.00%, 10/01/28 (Call 10/01/27)	90	111,376

		969,910

Mississippi — 0.3%
State of Mississippi GO, Series A, 5.00%, 10/01/28 (Call 10/01/27)	185	228,699

Missouri — 0.5%
City of Kansas City MO Sanitary Sewer System Revenue RB, Series A, 5.00%, 01/01/29 (Call 01/01/28)	105	130,112
Missouri State Board of Public Buildings RB, Series B, 4.00%, 10/01/28	205	246,124

		376,236

Nebraska — 0.5%
Omaha Public Power District RB, Series A, 5.00%, 02/01/28 (Call 02/01/26)	125	146,852
University of Nebraska Facilities Corp. RB 5.00%, 07/15/28	55	69,322
5.00%, 07/15/30 (Call 07/15/28)	135	167,944

		384,118

Nevada — 2.4%
Clark County School District GOL, Series C, 5.00%, 06/15/28 (Call 12/15/27)	145	178,594
County of Clark Department of Aviation RB, Series B, 5.00%, 07/01/28	100	125,854
County of Clark NV GOL 5.00%, 12/01/30 (Call 12/01/28)	150	188,091
5.00%, 12/01/31 (Call 12/01/28)	165	206,244
County of Clark NV RB, Series B, 5.00%, 07/01/28	250	314,268
County of Washoe NV RB, 5.00%, 02/01/28	195	242,325
State of Nevada GOL
Series A, 5.00%, 04/01/28	40	49,905
Series A, 5.00%, 05/01/28	75	93,756
State of Nevada Highway Improvement Revenue RB 5.00%, 12/01/28 (Call 06/01/26)	100	118,947
5.00%, 12/01/30 (Call 06/01/28)	155	191,693

		1,709,677

New Hampshire — 0.2%
New Hampshire Municipal Bond Bank RB, Series B, 5.00%, 08/15/28	55	69,620
State of New Hampshire GO, Series A, 5.00%, 12/01/31 (Call 12/01/28)	50	63,116

		132,736

New Jersey — 1.9%
New Jersey Economic Development Authority RB, 5.00%, 06/15/28	60	74,217
New Jersey Transportation Trust Fund Authority RB 5.00%, 06/15/30 (Call 12/15/28)	75	92,940
Series A, 5.00%, 06/15/28 (Call 06/15/26)	100	117,629
New Jersey Turnpike Authority RB
Series B, 5.00%, 01/01/32 (Call 01/01/28)	310	381,088
Series E, 5.00%, 01/01/29 (Call 01/01/28)	100	123,782

Security	Par (000)	Value

New Jersey (continued)
State of New Jersey GO 5.00%, 06/01/28 (Call 06/01/27)	$135	$163,399
Series A, 5.00%, 06/01/28	300	370,795

		1,323,850

New Mexico — 0.3%
New Mexico Finance Authority RB 5.00%, 06/15/28	100	125,868
Series D, 5.00%, 06/01/29 (Call 06/01/28)	70	87,582

		213,450

New York — 11.7%
City of New York NY GO
Series A, 5.00%, 08/01/28 (Call 08/01/27)	25	30,663
Series A, 5.00%, 08/01/29 (Call 02/01/28)	110	136,196
Series A-2, 5.00%, 08/01/29 (Call 02/01/28)	100	123,815
Series B-1, 5.00%, 10/01/28	80	101,076
Series C, 5.00%, 08/01/28 (Call 02/01/27)	100	120,728
Series C, 5.00%, 08/01/29 (Call 02/01/28)	195	241,439
Series D, 5.00%, 08/01/28 (Call 02/01/26)	210	247,083
Series E, 5.00%, 08/01/28	85	106,992
Long Island Power Authority RB 5.00%, 09/01/29 (Call 09/01/28)	165	208,330
Series A, 0.00%, 12/01/28 (AGM)(a)	170	153,573
Metropolitan Transportation Authority RB
Series B, 5.00%, 11/15/28	435	534,527
Series C-1, 5.00%, 11/15/28 (Call 05/15/28)	195	236,968
Series C-1, 5.00%, 11/15/29 (Call 05/15/28)	290	349,561
New York City Transitional Finance Authority Building Aid Revenue RB Series S, 5.00%, 07/15/30 ( 07/15/28) (SAW)	130	162,294
Series S-2A, 5.00%, 07/15/31 (Call 07/15/28) (SAW)	170	211,414
Series S-2A, 5.00%, 07/15/32 (Call 07/15/28) (SAW)	100	124,063
Series S-4A, 5.00%, 07/15/28 (SAW)	35	43,997
Series S-4A, 5.00%, 07/15/31 (Call 07/15/28) (SAW)	120	149,234
New York City Transitional Finance Authority Future Tax Secured Revenue RB 5.00%, 11/01/28	195	247,431
Series A1, 5.00%, 08/01/32 (Call 08/01/28)	50	62,359
Series B-1, 5.00%, 08/01/28 (Call 08/01/27)	100	123,407
Series C-1, 5.00%, 11/01/28	25	31,722
New York City Water & Sewer System RB 5.00%, 06/15/28	65	81,862
5.00%, 06/15/28 (Call 06/15/27)	100	122,617
Series CC-1, 5.00%, 06/15/28	75	94,456
New York State Dormitory Authority RB
Series A, 5.00%, 02/15/28 (Call 02/15/27)	175	212,869
Series A, 5.00%, 03/15/28	50	62,332
Series A, 5.00%, 03/15/28 (Call 09/15/26)	30	36,085
Series A, 5.00%, 03/15/29 (Call 03/15/28)	125	155,555
Series A, 5.00%, 07/01/29 (Call 07/01/28)	170	213,343
Series A, 5.00%, 03/15/31 (Call 03/15/28)	160	197,420
Series A, 5.00%, 03/15/32 (Call 03/15/28)	140	172,678
Series A, 5.00%, 03/15/32 (Call 09/15/28)	125	156,469
Series B, 5.00%, 02/15/28 (Call 08/15/27)	300	370,917
Series C, 5.00%, 03/15/29 (Call 03/15/28)	175	217,778
Series C, 5.00%, 03/15/31 (Call 03/15/28)	40	49,355
Series C, 5.00%, 03/15/32 (Call 03/15/28)	60	74,005
Series E, 5.00%, 03/15/30 (Call 09/15/28)	155	194,568

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York State Environmental Facilities Corp. RB
5.00%, 06/15/28 (Call 06/15/27)	$115	$141,720
Series B, 5.00%, 06/15/32 (Call 06/15/28)	75	94,040
New York State Thruway Authority RB
Series L, 5.00%, 01/01/30 (Call 01/01/28)	230	283,353
Series L, 5.00%, 01/01/31 (Call 01/01/28)	110	134,859
New York State Urban Development Corp. RB
Series A, 5.00%, 03/15/28 (Call 03/15/26)	235	277,377
Series C-2, 5.00%, 03/15/28 (Call 09/15/27)	100	123,654
Port Authority of New York & New Jersey RB
Series 205TH, 5.00%, 11/15/28 (Call 11/15/27)	120	148,879
Series 209TH, 5.00%, 07/15/30 (Call 07/15/28)	100	125,061
Series 211TH, 5.00%, 09/01/32 (Call 09/01/28)	165	205,742
Triborough Bridge & Tunnel Authority RB
Series B, 0.00%, 11/15/28(a)	155	138,314
Series B, 5.00%, 11/15/28	240	304,595
Series C-1, 5.00%, 11/15/28	45	57,111
Utility Debt Securitization Authority RB, Series A, 5.00%, 06/15/28 (Call 06/15/26)	150	178,842

		8,372,728

North Carolina — 1.8%
City of Charlotte NC GO, Series A, 5.00%, 06/01/28	115	145,289
County of Guilford NC GO, Series B, 5.00%, 05/01/28 (Call 05/01/27)	100	122,464
County of Wake NC GO
Series A, 5.00%, 04/01/28	15	18,874
Series A, 5.00%, 03/01/31 (Call 03/01/28)	100	123,953
County of Wake NC RB, Series A, 5.00%, 12/01/28 (Call 12/01/26)	65	78,168
North Carolina State University at Raleigh RB, 5.00%, 10/01/28	65	82,373
State of North Carolina GO
Series A, 5.00%, 06/01/28	120	151,431
Series A, 5.00%, 06/01/29 (Call 06/01/28)	150	188,000
State of North Carolina RB
5.00%, 03/01/28	175	218,270
Series B, 5.00%, 05/01/28 (Call 05/01/27)	150	183,064

		1,311,886

Ohio — 3.1%
American Municipal Power Inc., Series A, 5.00%, 02/15/28( 02/15/26)	100	117,005
City of Columbus OH GO, Series A, 5.00%, 04/01/31 (Call 10/01/28)	410	517,414
County of Franklin OH Sales Tax Revenue RB, 4.00%, 06/01/31 (Call 06/01/28)	110	128,908
Ohio Turnpike & Infrastructure Commission RB, Series A, 5.00%, 02/15/28 (Call 02/15/27)	135	163,590
Ohio Water Development Authority RB
5.00%, 06/01/28 (Call 03/01/28)	170	213,120
5.00%, 12/01/28 (Call 12/01/26)	60	72,821
Series A, 5.00%, 06/01/28	120	150,907
State of Ohio GO
Series B, 5.00%, 09/01/28	130	164,237
Series B, 5.00%, 09/15/28	40	50,578
Series S, 5.00%, 05/01/28 (Call 05/01/26)	260	309,034
Series V, 5.00%, 05/01/32 (Call 05/01/28)	50	61,986
State of Ohio RB
Series A, 5.00%, 04/01/28	115	143,478
Series C, 5.00%, 12/01/28 (Call 12/01/26)	135	162,276

		2,255,354

Security	Par (000)	Value

Oklahoma — 0.1%
Oklahoma Capitol Improvement Authority RB, 5.00%, 07/01/28	$25	$31,408
Oklahoma Department of Transportation RB, Series A, 5.00%, 09/01/28	50	62,308

		93,716

Oregon — 1.2%
City of Portland OR GOL, Series B, 5.00%, 06/15/29 (Call 06/15/28)	145	182,630
City of Portland OR Sewer System Revenue RB, Series A, 5.00%, 05/01/28 (Call 05/01/26)	100	118,859
Oregon Health & Science University RB, Series A, 5.00%, 07/01/28	135	169,210
Salem-Keizer School District No. 24J GO, Series B, 0.00%, 06/15/28 (GTD)(a)	90	82,943
State of Oregon GO
Series A, 5.00%, 05/01/28	40	50,232
Series D, 5.00%, 06/01/28	155	195,034
Series Q, 5.00%, 05/01/28 (Call 05/01/26)	60	71,257

		870,165

Pennsylvania — 2.1%
City of Philadelphia PA Water & Wastewater Revenue RB,
Series B, 5.00%, 11/01/28 (Call 11/01/27)	100	124,279
Commonwealth of Pennsylvania GO
First Series, 5.00%, 01/01/28 (Call 01/01/27)	285	344,064
Second Series, 5.00%, 09/15/28 (Call 09/15/26)	250	299,913
Series 1, 5.00%, 02/01/28 (Call 02/01/26)	140	164,915
County of Chester PA GO, Series A, 4.00%, 07/15/28 (Call 07/15/26)	75	86,104
Pennsylvania Turnpike Commission RB
Second Series, 5.00%, 12/01/28 (Call 12/01/27)	60	73,923
Series A, 5.25%, 07/15/28 (AGM)	320	407,314
Pittsburgh Water & Sewer Authority RB, Series A, 5.00%, 09/01/28 (Call 09/01/27) (AGM)	30	36,682

		1,537,194

Rhode Island — 0.2%
State of Rhode Island GO, Series B, 5.00%, 08/01/28 (Call 08/01/27)	125	153,707

South Carolina — 0.8%
County of Beaufort SC GO, Series A, 5.00%, 02/01/28 (Call 02/01/27) (SAW)	120	145,470
County of Charleston SC GO, Series B, 5.00%, 11/01/28	100	127,430
South Carolina Transportation Infrastructure Bank RB, Series A, 5.00%, 10/01/29 (Call 10/01/28)	130	163,454
State of South Carolina GO, Series A, 5.00%, 04/01/28 (Call 10/01/27) (SAW)	110	136,391

		572,745

Tennessee — 2.2%
City of Clarksville TN Water Sewer & Gas Revenue RB, 5.00%, 02/01/28 (Call 02/01/26)	100	117,803
City of Memphis TN Sanitary Sewerage System Revenue RB, Series B, 5.00%, 10/01/28	190	240,491
County of Hamilton TN GO, Series A, 5.00%, 04/01/28	50	62,841
Metropolitan Government of Nashville & Davidson County TN Electric Revenue RB, Series A, 5.00%, 05/15/28 (Call 05/15/27)	90	109,787
Metropolitan Government of Nashville & Davidson County TN GO
4.00%, 01/01/28 (Call 07/01/26)	85	97,111
4.00%, 07/01/28	60	71,694
5.00%, 01/01/28 (Call 07/01/26)	170	202,490

106	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee (continued)
5.00%, 07/01/32 (Call 07/01/28)	$40	$49,837
State of Tennessee GO
Series A, 5.00%, 02/01/29 (Call 02/01/28)	105	130,801
Series A, 5.00%, 02/01/32 (Call 02/01/28)	75	92,357
Tennessee State School Bond Authority RB
Series A, 5.00%, 11/01/28 (Call 11/01/27)	85	104,965
Series B, 5.00%, 11/01/28 (Call 11/01/27) (ST INTERCEPT)	220	271,674

		1,551,851

Texas — 12.4%
Aldine Independent School District GO, 5.00%, 02/15/28 (Call 02/15/27) (PSF)	90	109,008
Alvin Independent School District/TX GO, Series A, 5.00%, 02/15/28 (Call 02/15/26) (PSF)	95	112,209
Austin Independent School District GO 5.00%, 08/01/28 (Call 08/01/26) (PSF)	100	120,493
5.00%, 08/01/31 (Call 08/01/28) (PSF)	200	251,804
Board of Regents of the University of Texas System RB, Series H, 5.00%, 08/15/28 (Call 08/15/26)	75	89,689
City of Austin TX GOL, 5.00%, 09/01/28	235	297,599
City of Austin TX Water & Wastewater System Revenue RB, 5.00%, 11/15/28 (Call 11/15/26)	175	211,270
City of Dallas TX Waterworks & Sewer System Revenue RB 5.00%, 10/01/28 (Call 10/01/27)	150	186,115
Series C, 5.00%, 10/01/29 (Call 10/01/28)	50	62,867
City of Houston TX Combined Utility System Revenue RB
Series A, 0.00%, 12/01/28 (AGM)(a)	170	154,331
Series B, 5.00%, 11/15/28 (Call 11/15/27)	105	129,505
Series D, 5.00%, 11/15/30 (Call 11/15/28)	145	181,847
City of Houston TX GOL, Series A, 5.00%, 03/01/28	150	186,671
City of Lewisville TX GOL, 5.00%, 02/15/30 (Call 02/15/28)	75	93,337
City of San Antonio TX Electric & Gas Systems Revenue RB 4.00%, 02/01/28 (Call 08/01/26)	50	57,329
5.00%, 02/01/28	60	74,809
5.00%, 02/01/28 (Call 08/01/26)	100	119,715
City of San Antonio TX GOL 5.00%, 08/01/28	75	94,460
5.00%, 08/01/28 (Call 08/01/27)	85	105,058
Fort Bend Independent School District GO
Series B, 4.00%, 02/15/32 (Call 02/15/28) (PSF)	60	70,136
Series C, 5.00%, 08/15/28 (PSF)	50	63,103
Frisco Independent School District GO, 5.00%, 08/15/28 (PSF)	300	378,396
Georgetown Independent School District GO, Series A, 5.00%, 08/15/29 (Call 08/15/28) (PSF)	105	132,363
Grand Parkway Transportation Corp. RB, Series A, 5.00%, 10/01/30 (Call 04/01/28)	130	161,587
Grand Prairie Independent School District GO, Series A, 5.00%, 02/15/28 (Call 08/15/26) (PSF)	80	95,751
Harris County Toll Road Authority (The) RB, Series A, 5.00%, 08/15/32 (Call 02/15/28)	105	129,449
Houston Independent School District GOL, 5.00%, 07/15/29
(Call 07/15/28)	120	150,459
Katy Independent School District GO, 5.00%, 02/15/31
(Call 02/15/28) (PSF)	125	154,413
Killeen Independent School District GO, 5.00%, 02/15/30
(Call 02/15/28) (PSF)	280	347,494
Klein Independent School District GO, 5.00%, 08/01/28
(Call 08/01/26) (PSF)	95	114,419
Laredo Independent School District GO, 5.00%, 08/01/28
(Call 08/01/27) (PSF)	110	134,985

Security	Par (000)	Value

Texas (continued)
Leander Independent School District GO, Series A, 5.00%, 08/15/31 (Call 02/15/28) (PSF)	$190	$234,365
Lewisville Independent School District GO, 5.00%, 08/15/32
(Call 08/15/28) (PSF)	250	312,296
Lone Star College System GOL, 5.00%, 02/15/28 (Call 02/15/26) .	15	17,641
North East Independent School District/TX GO, 5.00%, 08/01/30
(Call 08/01/28) (PSF)	50	62,743
North Texas Municipal Water District RB, 5.00%, 06/01/28
(Call 06/01/26)	95	113,142
North Texas Tollway Authority RB
First Series, 0.00%, 01/01/28(a)	220	201,561
Series B, 5.00%, 01/01/28	170	210,374
Northside Independent School District GO, 5.00%, 08/15/28
(Call 08/15/27) (PSF)	150	184,726
Northside Independent School District RB, 5.00%, 08/15/31( 08/15/28) (PSF)	150	187,706
Pflugerville Independent School District GO, Series A, 5.00%, 02/15/30 (Call 02/15/28) (PSF)	55	68,258
Richardson Independent School District GO, 5.00%, 02/15/30
(Call 02/15/28) (PSF)	200	248,210
Round Rock Independent School District GO 5.00%, 08/01/31 (Call 08/01/28) (PSF)	105	131,497
Series A, 5.00%, 08/01/28 (PSF)	145	182,839
San Antonio Independent School District/TX GO 5.00%, 08/15/29 (Call 08/15/28) (PSF)	100	126,060
5.00%, 08/15/32 (Call 08/15/28) (PSF)	200	249,985
San Antonio Water System RB, 5.00%, 05/15/28	195	244,683
Spring Independent School District GO, 5.00%, 08/15/32
(Call 08/15/28) (PSF)	145	181,024
State of Texas GO, Series A, 5.00%, 08/01/29 (Call 08/01/28)	150	188,705
Temple Independent School District/TX GO, 4.00%, 02/01/28
(Call 02/01/27) (PSF)	110	127,042
Texas A&M University RB, Series E, 5.00%, 05/15/28
(Call 05/15/27)	100	122,046
Texas Water Development Board RB
Series A, 5.00%, 10/15/28 (Call 04/15/28)	100	125,039
Series A, 5.00%, 10/15/31 (Call 04/15/28)	100	124,167
Series B, 5.00%, 04/15/28	100	125,444
Series B, 5.00%, 10/15/29 (Call 10/15/28)	35	44,418
Series B, 5.00%, 04/15/31 (Call 10/15/28)	85	107,441
Series B, 5.00%, 10/15/31 (Call 10/15/28)	200	251,938
Trinity River Authority Central Regional Wastewater System
Revenue RB, 5.00%, 08/01/32 (Call 08/01/28)	100	123,549

		8,867,570

Utah — 1.3%
Alpine School District/UT GO, Series B, 5.00%, 03/15/28
(Call 03/15/27) (GTD)	75	91,528
City of Provo UT GO, 5.00%, 02/01/30 (Call 08/01/28)	100	125,179
Salt Lake City Corp. RB, 5.00%, 02/01/28 (Call 02/01/27)	125	151,962
State of Utah GO, 5.00%, 07/01/28	170	214,954
University of Utah (The), Series A, 5.00%, 08/01/28
(Call 08/01/27) (SAP)	150	184,259
University of Utah (The) RB, Series B-1, 5.00%, 08/01/28
(Call 08/01/27) (SAP)	125	153,549
Utah Water Finance Agency RB, Series A, 5.00%, 03/01/28
(Call 03/01/27)	35	42,504

		963,935

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2028 Term Muni Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia — 3.7%
Commonwealth of Virginia GO, Series A, 5.00%, 06/01/30 (Call 06/01/28)	$220	$276,582
County of Arlington VA GO, 5.00%, 08/15/29 (Call 08/15/28)	125	158,701
County of Chesterfield VA GO, Series A, 5.00%, 01/01/29 (Call 01/01/28) (SAW)	55	68,489
County of Fairfax VA GO
Series A, 5.00%, 10/01/28 (Call 04/01/27) (SAW)	50	61,162
Series A, 5.00%, 10/01/28 (Call 04/01/28) (SAW)	150	188,236
Series A, 5.00%, 10/01/30 (Call 04/01/28) (SAW)	100	125,071
Hampton Roads Transportation Accountability Commission RB, Series A, 5.00%, 07/01/28	155	194,846
Virginia College Building Authority RB 5.00%, 02/01/28 (Call 02/01/27)	110	133,537
Series A, 5.00%, 09/01/28 (Call 09/01/26) (ST INTERCEPT)	75	89,839
Series A, 5.00%, 09/01/28 (PR 09/01/26) (ST INTERCEPT)	5	6,010
Series B, 5.00%, 02/01/28	110	137,377
Series E, 5.00%, 02/01/29 (Call 02/01/28)	160	198,438
Series E, 5.00%, 02/01/30 (Call 02/01/28)	130	160,744
Virginia Commonwealth Transportation Board RB, 5.00%, 03/15/32 (Call 09/15/28)	85	106,654
Virginia Public Building Authority RB, Series A, 5.00%, 08/01/28	200	252,489
Virginia Public School Authority RB 5.00%, 03/01/28 (SAW)	20	24,987
Series B, 5.00%, 08/01/28 (Call 08/01/27) (SAW)	165	203,101
Virginia Resources Authority RB
Series A, 5.00%, 11/01/28	80	101,634
Series A, 5.00%, 11/01/30 (Call 11/01/28)	115	146,299

		2,634,196

Washington — 4.9%
Auburn School District No. 408 of King & Pierce Counties GO, 5.00%, 12/01/28 (Call 12/01/27) (GTD)	40	49,950
Central Puget Sound Regional Transit Authority RB, Series S-1, 5.00%, 11/01/28 (Call 11/01/26)	100	120,605
City of Everett WA Water & Sewer Revenue RB, 5.00%, 12/01/28 (Call 12/01/26)	50	60,517
City of Seattle WA Drainage & Wastewater Revenue RB, 4.00%, 07/01/28 (Call 07/01/27)	150	175,328
City of Seattle WA Municipal Light & Power Revenue RB
Series A, 5.00%, 04/01/28	125	156,395
Series B, 5.00%, 04/01/28 (Call 04/01/26)	70	82,897
Series C, 4.00%, 10/01/28 (Call 10/01/26)	65	74,848
City of Tacoma WA Electric System Revenue RB, 5.00%, 01/01/28 (Call 01/01/27)	30	36,234
Clark County School District No. 37 Vancouver GO, 5.00%, 12/01/28 (GTD)	130	165,150
County of King WA Sewer Revenue RB
Series B, 5.00%, 07/01/28	100	126,075
Series B, 5.00%, 07/01/29 (Call 07/01/28)	110	137,483
County of Spokane WA GOL, Series B, 5.00%, 12/01/28	130	165,252
Energy Northwest RB 5.00%, 07/01/28	380	478,245
Series A, 5.00%, 07/01/28 (Call 07/01/27)	125	153,375
Series C, 5.00%, 07/01/30 (Call 07/01/28)	125	156,187
King & Snohomish Counties School District No. 417 Northshore GO, 5.00%, 12/01/29 (Call 06/01/28) (GTD)	125	155,870

Security	Par/ Shares (000)	Value

Washington (continued)
King County School District No. 405 Bellevue GO, 5.00%, 12/01/28 (Call 12/01/26) (GTD)	$10	$12,081
King County School District No. 414 Lake Washington GO, 4.00%, 12/01/28 (Call 06/01/26) (GTD)	50	56,890
State of Washington COP, Series B, 5.00%, 07/01/30 (Call 07/01/28)	180	223,602
State of Washington GO
Series 2017-A, 5.00%, 08/01/28 (Call 08/01/26)	120	143,968
Series B, 5.00%, 08/01/28 (Call 08/01/26)	90	107,976
Series C, 0.00%, 06/01/28 (NPFGC)(a)	75	68,948
Series C, 5.00%, 02/01/30 (Call 02/01/28)	125	155,073
Series D, 5.00%, 02/01/31 (Call 02/01/28)	80	98,779
Series R, 5.00%, 08/01/28 (Call 08/01/26)	130	155,966
University of Washington RB, Series C, 5.00%, 04/01/28	135	169,002
Washington State University RB, 5.00%, 10/01/28 (Call 04/01/26).	50	58,589

		3,545,285

West Virginia — 1.1%
State of West Virginia GO
Series A, 5.00%, 06/01/28	60	75,672
Series B, 5.00%, 06/01/31 (Call 06/01/28)	235	293,212
Series B, 5.00%, 12/01/32 (Call 06/01/28)	75	93,307
West Virginia Commissioner of Highways RB, Series A, 5.00%, 09/01/28 (Call 09/01/27)	160	196,553
West Virginia State School Building Authority Lottery Revenue RB, Series A, 5.00%, 07/01/30 (Call 07/01/28)	75	93,767

		752,511

Wisconsin — 0.5%
State of Wisconsin GO 5.00%, 11/01/28 (Call 05/01/27)	50	61,000
Series 2, 5.00%, 11/01/28 (Call 05/01/26)	125	148,635
Series 3, 5.00%, 11/01/28 (Call 05/01/27)	125	152,501

		362,136

Total Municipal Debt Obligations — 98.3% (Cost: $69,581,772)		70,513,390

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Liquidity Funds: MuniCash, 0.01%(b)(c)	450	450,507

Total Short-Term Investments — 0.6% (Cost: $450,500)		450,507

Total Investments in Securities — 98.9% (Cost: $70,032,272)		70,963,897

Other Assets, Less Liabilities — 1.1%		769,355

Net Assets — 100.0%		$71,733,252

(a)	Zero-coupon bond.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

108	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2021	iShares® iBonds® Dec 2028 Term Muni Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash	$282,394	$168,135	(a)	$—	$(47)	$25	$450,507	450	$22	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$70,513,390	$—	$70,513,390
Money Market Funds	450,507	—	—	450,507

	$450,507	$70,513,390	$—	$70,963,897

See notes to financial statements.

SCHEDULES OF INVESTMENTS	109

Statements of Assets and Liabilities

October 31, 2021

	iShares iBonds Dec 2021 Term Muni Bond ETF	iShares iBonds Dec 2022 Term Muni Bond ETF	iShares iBonds Dec 2023 Term Muni Bond ETF	iShares iBonds Dec 2024 Term Muni Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$271,741,150	$373,700,235	$331,878,726	$239,925,945
Affiliated(b)	2,844,894	346,035	423,667	935,081
Receivables:
Investments sold	51	—	—	—
Dividends	23	3	4	3
Interest	1,858,538	5,118,420	4,441,745	3,008,476

Total assets	276,444,656	379,164,693	336,744,142	243,869,505

LIABILITIES
Payables:
Investments purchased	—	—	218,328	599,320
Investment advisory fees	42,722	57,962	51,090	36,858

Total liabilities	42,722	57,962	269,418	636,178

NET ASSETS	$276,401,934	$379,106,731	$336,474,724	$243,233,327

NET ASSETS CONSIST OF:
Paid-in capital	$276,530,945	$375,415,233	$330,838,926	$239,143,487
Accumulated earnings (loss)	(129,011)	3,691,498	5,635,798	4,089,840

NET ASSETS	$276,401,934	$379,106,731	$336,474,724	$243,233,327

Shares outstanding	10,800,000	14,500,000	12,950,000	9,050,000

Net asset value	$25.59	$26.15	$25.98	$26.88

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Unaffiliated	$271,718,908	$370,498,792	$326,556,278	$236,010,938
(b) Investments, at cost — Affiliated	$2,844,877	$346,017	$423,667	$935,072

See notes to financial statements.

110	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

October 31, 2021

	iShares iBonds Dec 2025 Term Muni Bond ETF	iShares iBonds Dec 2026 Term Muni Bond ETF	iShares iBonds Dec 2027 Term Muni Bond ETF	iShares iBonds Dec 2028 Term Muni Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$180,167,754	$121,771,566	$61,031,959	$70,513,390
Affiliated(b)	160,825	604,744	281,268	450,507
Receivables:
Dividends	2	2	2	2
Interest	2,189,212	1,435,698	745,067	780,338

Total assets	182,517,793	123,812,010	62,058,296	71,744,237

LIABILITIES
Payables:
Investments purchased	—	591,617	246,626	—
Investment advisory fees	27,447	18,727	9,422	10,985

Total liabilities	27,447	610,344	256,048	10,985

NET ASSETS	$182,490,346	$123,201,666	$61,802,248	$71,733,252

NET ASSETS CONSIST OF:
Paid-in capital	$180,371,826	$122,593,009	$61,298,539	$70,738,595
Accumulated earnings	2,118,520	608,657	503,709	994,657

NET ASSETS	$182,490,346	$123,201,666	$61,802,248	$71,733,252

Shares outstanding	6,550,000	4,600,000	2,300,000	2,650,000

Net asset value	$27.86	$26.78	$26.87	$27.07

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Unaffiliated	$178,145,297	$121,276,408	$60,568,129	$69,581,772
(b) Investments, at cost — Affiliated	$160,825	$604,738	$281,268	$450,500

See notes to financial statements.

FINANCIAL STATEMENTS	111

Statements of Operations

Year Ended October 31, 2021

	iShares iBonds Dec 2021 Term Muni Bond ETF	iShares iBonds Dec 2022 Term Muni Bond ETF	iShares iBonds Dec 2023 Term Muni Bond ETF	iShares iBonds Dec 2024 Term Muni Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$307	$55	$55	$52
Interest — Unaffiliated	3,264,964	5,345,910	4,152,962	2,345,127

Total investment income	3,265,271	5,345,965	4,153,017	2,345,179

EXPENSES
Investment advisory fees	551,105	675,978	561,718	392,589
Miscellaneous	173	173	173	—

Total expenses	551,278	676,151	561,891	392,589

Net investment income	2,713,993	4,669,814	3,591,126	1,952,590

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(149,723)	4,711	(2,798)	—
Investments — Affiliated	(109)	(14)	247	343

Net realized gain (loss)	(149,832)	4,697	(2,551)	343

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(2,315,357)	(3,578,880)	(2,371,071)	(1,200,831)
Investments — Affiliated	19	(7)	—	(9)

Net change in unrealized appreciation (depreciation)	(2,315,338)	(3,578,887)	(2,371,071)	(1,200,840)

Net realized and unrealized loss	(2,465,170)	(3,574,190)	(2,373,622)	(1,200,497)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$248,823	$1,095,624	$1,217,504	$752,093

See notes to financial statements.

112	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

Year Ended October 31, 2021

	iShares iBonds Dec 2025 Term Muni Bond ETF	iShares iBonds Dec 2026 Term Muni Bond ETF	iShares iBonds Dec 2027 Term Muni Bond ETF	iShares iBonds Dec 2028 Term Muni Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$44	$45	$25	$22
Interest — Unaffiliated	1,380,940	814,428	530,505	795,594

Total investment income	1,380,984	814,473	530,530	795,616

EXPENSES
Investment advisory fees	273,377	175,265	88,909	113,487

Total expenses	273,377	175,265	88,909	113,487

Net investment income	1,107,607	639,208	441,621	682,129

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(866)	40,746	(830)	—
Investments — Affiliated	688	363	(63)	(47)

Net realized gain (loss)	(178)	41,109	(893)	(47)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(996,079)	(581,427)	(362,388)	(391,202)
Investments — Affiliated	(12)	5	9	25

Net change in unrealized appreciation (depreciation)	(996,091)	(581,422)	(362,379)	(391,177)

Net realized and unrealized loss	(996,269)	(540,313)	(363,272)	(391,224)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$111,338	$98,895	$78,349	$290,905

See notes to financial statements.

FINANCIAL STATEMENTS	113

Statements of Changes in Net Assets

	iShares iBonds Dec 2021 Term Muni Bond ETF		iShares iBonds Dec 2022 Term Muni Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,713,993	$4,215,573	$4,669,814	$4,870,357
Net realized gain (loss)	(149,832)	37,854	4,697	209,008
Net change in unrealized appreciation (depreciation)	(2,315,338)	213,547	(3,578,887)	2,457,340

Net increase in net assets resulting from operations	248,823	4,466,974	1,095,624	7,536,705

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,037,732)	(4,244,636)	(4,579,553)	(4,862,022)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(31,980,764)	11,745,277	26,361,381	23,921,687

NET ASSETS
Total increase (decrease) in net assets	(34,769,673)	11,967,615	22,877,452	26,596,370
Beginning of year	311,171,607	299,203,992	356,229,279	329,632,909

End of year	$276,401,934	$311,171,607	$379,106,731	$356,229,279

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

114	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares iBonds Dec 2023 Term Muni Bond ETF		iShares iBonds Dec 2024 Term Muni Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,591,126	$3,586,543	$1,952,590	$1,849,562
Net realized gain (loss)	(2,551)	504	343	34,786
Net change in unrealized appreciation (depreciation)	(2,371,071)	3,248,369	(1,200,840)	2,730,210

Net increase in net assets resulting from operations	1,217,504	6,835,416	752,093	4,614,558

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(3,555,641)	(3,587,443)	(1,922,743)	(1,817,422)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	62,734,199	57,454,207	64,837,544	72,555,112

NET ASSETS
Total increase in net assets	60,396,062	60,702,180	63,666,894	75,352,248
Beginning of year	276,078,662	215,376,482	179,566,433	104,214,185

End of year	$336,474,724	$276,078,662	$243,233,327	$179,566,433

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	115

Statements of Changes in Net Assets  (continued)

	iShares iBonds Dec 2025 Term Muni Bond ETF		iShares iBonds Dec 2026 Term Muni Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,107,607	$889,945	$639,208	$381,725
Net realized gain (loss)	(178)	260	41,109	75
Net change in unrealized appreciation (depreciation)	(996,091)	2,039,084	(581,422)	991,014

Net increase in net assets resulting from operations	111,338	2,929,289	98,895	1,372,814

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(1,083,369)	(867,929)	(601,032)	(362,847)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	64,441,736	73,551,989	60,707,292	41,275,138

NET ASSETS
Total increase in net assets	63,469,705	75,613,349	60,205,155	42,285,105
Beginning of year	119,020,641	43,407,292	62,996,511	20,711,406

End of year	$182,490,346	$119,020,641	$123,201,666	$62,996,511

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

116	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares iBonds Dec 2027 Term Muni Bond ETF		iShares iBonds Dec 2028 Term Muni Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$441,621	$298,174	$682,129	$507,203
Net realized gain (loss)	(893)	133	(47)	(126)
Net change in unrealized appreciation (depreciation)	(362,379)	755,863	(391,177)	1,272,467

Net increase in net assets resulting from operations	78,349	1,054,170	290,905	1,779,544

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(428,577)	(282,146)	(668,473)	(476,982)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	24,465,240	20,037,907	20,585,468	25,426,696

NET ASSETS
Total increase in net assets	24,115,012	20,809,931	20,207,900	26,729,258
Beginning of year	37,687,236	16,877,305	51,525,352	24,796,094

End of year	$61,802,248	$37,687,236	$71,733,252	$51,525,352

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	117

Financial Highlights

(For a share outstanding throughout each period)

	iShares iBonds Dec 2021 Term Muni Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20		Year Ended 10/31/19		Year Ended 10/31/18		Year Ended 10/31/17

Net asset value, beginning of year	$25.82	$25.79		$25.22		$25.76		$25.84

Net investment income(a)	0.23	0.36		0.37		0.34		0.32
Net realized and unrealized gain (loss)(b)	(0.21)	0.03		0.57		(0.55)		(0.10)

Net increase (decrease) from investment operations	0.02	0.39		0.94		(0.21)		0.22

Distributions(c)
From net investment income	(0.25)	(0.36)		(0.37)		(0.33)		(0.30)

Total distributions	(0.25)	(0.36)		(0.37)		(0.33)		(0.30)

Net asset value, end of year	$25.59	$25.82		$25.79		$25.22		$25.76

Total Return(d)
Based on net asset value	0.08%	1.53%		3.74%		(0.83)%		0.86%

Ratios to Average Net Assets
Total expenses	0.18%	0.18%		0.18%		0.18%		0.18%

Total expenses after fees waived	0.18%	0.18%		0.18%		0.18%		0.18%

Net investment income	0.89%	1.39%		1.46%		1.34%		1.24%

Supplemental Data
Net assets, end of year (000)	$276,402	$311,172		$299,204		$230,760		$159,735

Portfolio turnover rate(e)	86%	0	%(f)	0	%(f)	0	%(f)	0	%(f)

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)	Rounds to less than 1%.

See notes to financial statements.

118	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2022 Term Muni Bond ETF
	Year Ended 10/31/21		Year Ended 10/31/20		Year Ended 10/31/19		Year Ended 10/31/18		Year Ended 10/31/17

Net asset value, beginning of year	$26.39		$26.16		$25.29		$25.97		$26.12

Net investment income(a)	0.33		0.38		0.41		0.39		0.37
Net realized and unrealized gain (loss)(b)	(0.25)		0.23		0.86		(0.70)		(0.17)

Net increase (decrease) from investment operations	0.08		0.61		1.27		(0.31)		0.20

Distributions(c)
From net investment income	(0.32)		(0.38)		(0.40)		(0.37)		(0.35)

Total distributions	(0.32)		(0.38)		(0.40)		(0.37)		(0.35)

Net asset value, end of year	$26.15		$26.39		$26.16		$25.29		$25.97

Total Return(d)
Based on net asset value	0.27%		2.33%		5.04%		(1.18)%		0.78%

Ratios to Average Net Assets
Total expenses	0.18%		0.18%		0.18%		0.18%		0.18%

Total expenses after fees waived	0.18%		0.18%		0.18%		0.18%		0.18%

Net investment income	1.24%		1.43%		1.56%		1.52%		1.43%

Supplemental Data
Net assets, end of year (000)	$379,107		$356,229		$329,633		$232,703		$153,237

Portfolio turnover rate(e)	0	%(f)	0	%(f)	0	%(f)	0	%(f)	1%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	119

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2023 Term Muni Bond ETF
	Year Ended 10/31/21		Year Ended 10/31/20	Year Ended 10/31/19		Year Ended 10/31/18		Period From 04/11/17 to 10/31/17	(a)

Net asset value, beginning of period	$26.17		$25.79	$24.68		$25.41		$25.00

Net investment income(b)	0.30		0.39	0.45		0.43		0.20
Net realized and unrealized gain (loss)(c)	(0.19)		0.38	1.10		(0.78)		0.38

Net increase (decrease) from investment operations	0.11		0.77	1.55		(0.35)		0.58

Distributions(d)
From net investment income	(0.30)		(0.39)	(0.44)		(0.38)		(0.17)

Total distributions	(0.30)		(0.39)	(0.44)		(0.38)		(0.17)

Net asset value, end of period	$25.98		$26.17	$25.79		$24.68		$25.41

Total Return(e)
Based on net asset value	0.43%		3.02%	6.31%		(1.37)%		2.32	%(f)

Ratios to Average Net Assets
Total expenses	0.18%		0.18%	0.18%		0.18%		0.18	%(g)

Net investment income	1.15%		1.49%	1.75%		1.72%		1.40	%(g)

Supplemental Data
Net assets, end of period (000)	$336,475		$276,079	$215,376		$115,977		$25,407

Portfolio turnover rate(h)	0	%(i)	1%	0	%(i)	0	%(i)	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)	Rounds to less than 1%.

See notes to financial statements.

120	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2024 Term Muni Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20		Year Ended 10/31/19		Period From 03/20/18 to 10/31/18	(a)

Net asset value, beginning of period	$27.00	$26.38		$24.90		$24.98

Net investment income(b)	0.24	0.36		0.48		0.32
Net realized and unrealized gain (loss)(c)	(0.12)	0.62		1.48		(0.15)

Net increase from investment operations	0.12	0.98		1.96		0.17

Distributions(d)
From net investment income	(0.24)	(0.36)		(0.48)		(0.25)
From net realized gain	—	(0.00	)(e)	—		—

Total distributions	(0.24)	(0.36)		(0.48)		(0.25)

Net asset value, end of period	$26.88	$27.00		$26.38		$24.90

Total Return(f)
Based on net asset value	0.42%	3.75%		7.91%		0.70	%(g)

Ratios to Average Net Assets
Total expenses	0.18%	0.18%		0.18%		0.18	%(h)

Net investment income	0.90%	1.35%		1.85%		2.08	%(h)

Supplemental Data
Net assets, end of period (000)	$243,233	$179,566		$104,214		$23,654

Portfolio turnover rate(i)	0%	0	%(j)	0	%(j)	0	%(g)(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Rounds to less than $0.01.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.
(j)	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	121

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2025 Term Muni Bond ETF
	Year Ended 10/31/21		Year Ended 10/31/20		Period From 11/13/18 to 10/31/19	(a)

Net asset value, beginning of period	$28.00		$27.13		$25.00

Net investment income(b)	0.20		0.34		0.46
Net realized and unrealized gain (loss)(c)	(0.13)		0.88		2.08

Net increase from investment operations	0.07		1.22		2.54

Distributions(d)
From net investment income	(0.21)		(0.35)		(0.41)

Total distributions	(0.21)		(0.35)		(0.41)

Net asset value, end of period	$27.86		$28.00		$27.13

Total Return(e)
Based on net asset value	0.23%		4.53%		10.22	%(f)

Ratios to Average Net Assets
Total expenses	0.18%		0.18%		0.18	%(g)

Net investment income	0.73%		1.21%		1.76	%(g)

Supplemental Data
Net assets, end of period (000)	$182,490		$119,021		$43,407

Portfolio turnover rate(h)	0	%(i)	0	%(i)	0	%(f)(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)	Rounds to less than 1%.

See notes to financial statements.

122	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2026 Term Muni Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Period From 04/02/19 to 10/31/19	(a)

Net asset value, beginning of period	$26.81	$25.89	$25.00

Net investment income(b)	0.18	0.30	0.21
Net realized and unrealized gain (loss)(c)	(0.03)	0.92	0.87

Net increase from investment operations	0.15	1.22	1.08

Distributions(d)
From net investment income	(0.18)	(0.30)	(0.19)

Total distributions	(0.18)	(0.30)	(0.19)

Net asset value, end of period	$26.78	$26.81	$25.89

Total Return(e)
Based on net asset value	0.54%	4.80%	4.28	%(f)

Ratios to Average Net Assets
Total expenses	0.18%	0.18%	0.18	%(g)

Net investment income	0.66%	1.13%	1.42	%(g)

Supplemental Data
Net assets, end of period (000)	$123,202	$62,997	$20,711

Portfolio turnover rate(h)	2%	0%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	123

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2027 Term Muni Bond ETF
	Year Ended 10/31/21		Year Ended 10/31/20	Period From 04/09/19 to 10/31/19	(a)

Net asset value, beginning of period	$26.92		$25.97	$25.00

Net investment income(b)	0.24		0.33	0.22
Net realized and unrealized gain (loss)(c)	(0.05)		0.95	0.95

Net increase from investment operations	0.19		1.28	1.17

Distributions(d)
From net investment income	(0.24)		(0.33)	(0.20)

Total distributions	(0.24)		(0.33)	(0.20)

Net asset value, end of period	$26.87		$26.92	$25.97

Total Return(e)
Based on net asset value	0.72%		5.00%	4.63	%(f)

Ratios to Average Net Assets
Total expenses	0.18%		0.18%	0.18	%(g)

Net investment income	0.89%		1.24%	1.53	%(g)

Supplemental Data
Net assets, end of period (000)	$61,802		$37,687	$16,877

Portfolio turnover rate(h)	0	%(i)	0%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.
(i)	Rounds to less than 1%.

See notes to financial statements.

124	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2028 Term Muni Bond ETF
	Year Ended 10/31/21	Year Ended 10/31/20	Period From 04/16/19 to 10/31/19	(a)

Net asset value, beginning of period	$27.12	$26.10	$25.00

Net investment income(b)	0.30	0.36	0.21
Net realized and unrealized gain (loss)(c)	(0.05)	1.00	1.08

Net increase from investment operations	0.25	1.36	1.29

Distributions(d)
From net investment income	(0.30)	(0.34)	(0.19)

Total distributions	(0.30)	(0.34)	(0.19)

Net asset value, end of period	$27.07	$27.12	$26.10

Total Return(e)
Based on net asset value	0.90%	5.26%	5.15	%(f)

Ratios to Average Net Assets
Total expenses	0.18%	0.18%	0.18	%(g)

Net investment income	1.08%	1.33%	1.49	%(g)

Supplemental Data
Net assets, end of period (000)	$71,733	$51,525	$24,796

Portfolio turnover rate(h)	0%	0%	0	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	125

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

iBonds Dec 2021 Term Muni Bond	Diversified
iBonds Dec 2022 Term Muni Bond	Diversified
iBonds Dec 2023 Term Muni Bond	Diversified
iBonds Dec 2024 Term Muni Bond(a)	Diversified
iBonds Dec 2025 Term Muni Bond(a)	Diversified
iBonds Dec 2026 Term Muni Bond	Non-diversified
iBonds Dec 2027 Term Muni Bond	Non-diversified
iBonds Dec 2028 Term Muni Bond	Non-diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income

126	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)

securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.18%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

NOTES TO FINANCIAL STATEMENTS	127

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
iBonds Dec 2021 Term Muni Bond	$—	$3,500,034	$—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, including mortgage dollar rolls and excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
iBonds Dec 2021 Term Muni Bond	$233,231,337	$270,129,344
iBonds Dec 2022 Term Muni Bond	34,061,882	327,932
iBonds Dec 2023 Term Muni Bond	71,425,174	45,000
iBonds Dec 2024 Term Muni Bond	70,601,383	—
iBonds Dec 2025 Term Muni Bond	68,946,512	622,718
iBonds Dec 2026 Term Muni Bond	65,043,322	1,854,488
iBonds Dec 2027 Term Muni Bond	25,801,742	123,356
iBonds Dec 2028 Term Muni Bond	21,629,482	—

There were no in-kind transactions for the year ended October 31, 2021.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20

iBonds Dec 2021 Term Muni Bond Tax-exempt income(a)	$3,036,966	$4,243,317
Ordinary income	766	1,319

	$3,037,732	$4,244,636

iBonds Dec 2022 Term Muni Bond Tax-exempt income(a)	$4,579,334	$4,861,782
Ordinary income	219	240

	$4,579,553	$4,862,022

iBonds Dec 2023 Term Muni Bond Tax-exempt income(a)	$3,555,641	$3,587,443

iBonds Dec 2024 Term Muni Bond Tax-exempt income(a)	$1,922,500	$1,816,321
Ordinary income	243	1,098
Long-term capital gains	—	3

	$1,922,743	$1,817,422

128	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20

iBonds Dec 2025 Term Muni Bond Tax-exempt income(a)	$1,083,369	$867,864
Ordinary income	—	65

	$1,083,369	$867,929

iBonds Dec 2026 Term Muni Bond Tax-exempt income(a)	$601,032	$362,847

iBonds Dec 2027 Term Muni Bond Tax-exempt income(a)	$428,577	$282,146

iBonds Dec 2028 Term Muni Bond Tax-exempt income(a)	$668,473	$476,704
Ordinary income	—	278

	$668,473	$476,982

(a)	The Funds designate these amounts paid during the fiscal year ended October 31, 2021, as exempt-interest dividends.

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

iBonds Dec 2021 Term Muni Bond	$14,057	$—	$(165,160)	$22,092	$(129,011)
iBonds Dec 2022 Term Muni Bond	501,524	—	(10,991)	3,200,965	3,691,498
iBonds Dec 2023 Term Muni Bond	317,280	—	(3,930)	5,322,448	5,635,798
iBonds Dec 2024 Term Muni Bond	175,036	—	(36)	3,914,840	4,089,840
iBonds Dec 2025 Term Muni Bond	96,294	—	(28)	2,022,254	2,118,520
iBonds Dec 2026 Term Muni Bond	78,512	35,064	—	495,081	608,657
iBonds Dec 2027 Term Muni Bond	40,775	—	(815)	463,749	503,709
iBonds Dec 2028 Term Muni Bond	63,229	—	(166)	931,594	994,657

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

For the year ended October 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

iBonds Dec 2022 Term Muni Bond	$4,806
iBonds Dec 2024 Term Muni Bond	140
iBonds Dec 2026 Term Muni Bond	10

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

iBonds Dec 2021 Term Muni Bond	$274,564,043	$23,101	$(1,100)	$22,001
iBonds Dec 2022 Term Muni Bond	370,845,305	3,204,946	(3,981)	3,200,965
iBonds Dec 2023 Term Muni Bond	326,979,945	5,359,304	(36,856)	5,322,448
iBonds Dec 2024 Term Muni Bond	236,946,183	4,007,648	(92,805)	3,914,843
iBonds Dec 2025 Term Muni Bond	178,306,325	2,275,523	(253,269)	2,022,254
iBonds Dec 2026 Term Muni Bond	121,881,229	924,641	(429,560)	495,081
iBonds Dec 2027 Term Muni Bond	60,849,478	716,146	(252,397)	463,749
iBonds Dec 2028 Term Muni Bond	70,032,303	1,167,068	(235,474)	931,594

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements  (continued)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in issuers located in a single state or limited number of states, When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the schedule of investments.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

130	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20
iShares ETF	Shares	Amount	Shares	Amount
iBonds Dec 2021 Term Muni Bond
Shares sold	800,000	$20,590,234	1,350,000	$34,916,801
Shares redeemed	(2,050,000)	(52,570,998)	(900,000)	(23,171,524)

Net increase (decrease)	(1,250,000)	$(31,980,764)	450,000	$11,745,277

iBonds Dec 2022 Term Muni Bond
Shares sold	1,300,000	$34,238,031	2,450,000	$64,626,747
Shares redeemed	(300,000)	(7,876,650)	(1,550,000)	(40,705,060)

Net increase	1,000,000	$26,361,381	900,000	$23,921,687

iBonds Dec 2023 Term Muni Bond
Shares sold	2,400,000	$62,734,199	2,600,000	$67,826,651
Shares redeemed	—	—	(400,000)	(10,372,444)
Net increase	2,400,000	$62,734,199	2,200,000	$57,454,207

iBonds Dec 2024 Term Muni Bond
Shares sold	2,400,000	$64,837,544	3,100,000	$83,174,865
Shares redeemed	—	—	(400,000)	(10,619,753)

Net increase	2,400,000	$64,837,544	2,700,000	$72,555,112

iBonds Dec 2025 Term Muni Bond
Shares sold	2,350,000	$65,849,082	2,750,000	$76,295,785
Shares redeemed	(50,000)	(1,407,346)	(100,000)	(2,743,796)

Net increase	2,300,000	$64,441,736	2,650,000	$73,551,989

iBonds Dec 2026 Term Muni Bond
Shares sold	2,250,000	$60,707,292	1,550,000	$41,275,138

iBonds Dec 2027 Term Muni Bond
Shares sold	900,000	$24,465,240	850,000	$22,656,543
Shares redeemed	—	—	(100,000)	(2,618,636)

Net increase	900,000	$24,465,240	750,000	$20,037,907

iBonds Dec 2028 Term Muni Bond
Shares sold	750,000	$20,585,468	1,100,000	$29,414,786
Shares redeemed	—	—	(150,000)	(3,988,090)

Net increase	750,000	$20,585,468	950,000	$25,426,696

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Planned Fund Liquidation: In accordance with its prospectus and its investment objective, the iShares iBonds Dec 2021 Term Muni Bond ETF ceased trading after the close of business on December 1, 2021, when all of the bonds included in the Fund’s underlying index matured. Proceeds of the liquidation were sent to shareholders on December 6, 2021.

NOTES TO FINANCIAL STATEMENTS	131

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of iShares iBonds Dec 2021 Term Muni Bond ETF, iShares iBonds Dec 2022 Term Muni Bond ETF, iShares iBonds Dec 2023 Term Muni Bond ETF, iShares iBonds Dec 2024 Term Muni Bond ETF, iShares iBonds Dec 2025 Term Muni Bond ETF, iShares iBonds Dec 2026 Term Muni Bond ETF, iShares iBonds Dec 2027 Term Muni Bond ETF and iShares iBonds Dec 2028 Term Muni Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares iBonds Dec 2021 Term Muni Bond ETF, iShares iBonds Dec 2022 Term Muni Bond ETF, iShares iBonds Dec 2023 Term Muni Bond ETF, iShares iBonds Dec 2024 Term Muni Bond ETF, iShares iBonds Dec 2025 Term Muni Bond ETF, iShares iBonds Dec 2026 Term Muni Bond ETF, iShares iBonds Dec 2027 Term Muni Bond ETF and iShares iBonds Dec 2028 Term Muni Bond ETF (eight of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

132	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iShares iBonds Dec 2021 Term Muni Bond ETF, iShares iBonds Dec 2022 Term Muni Bond ETF, iShares iBonds Dec 2023 Term Muni Bond ETF, iShares iBonds Dec 2024 Term Muni Bond ETF, iShares iBonds Dec 2025 Term Muni Bond ETF, iShares iBonds Dec 2026 Term Muni Bond ETF, iShares iBonds Dec 2027 Term Muni Bond ETF, iShares iBonds Dec 2028 Term Muni Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	133

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

134	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
iBonds Dec 2021 Term Muni Bond(a)	$0.249330	$—	$0.001096	$0.250426	100%	—%	0	%(b)	100%
iBonds Dec 2022 Term Muni Bond	0.321699	—	—	0.321699	100	—	—		100
iBonds Dec 2023 Term Muni Bond	0.301646	—	—	0.301646	100	—	—		100
iBonds Dec 2024 Term Muni Bond	0.243110	—	—	0.243110	100	—	—		100
iBonds Dec 2025 Term Muni Bond	0.206016	—	—	0.206016	100	—	—		100
iBonds Dec 2026 Term Muni Bond	0.175187	—	—	0.175187	100	—	—		100
iBonds Dec 2027 Term Muni Bond	0.243539	—	—	0.243539	100	—	—		100
iBonds Dec 2028 Term Muni Bond	0.296317	—	—	0.296317	100	—	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

SUPPLEMENTAL INFORMATION	135

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

136	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

TRUSTEE AND OFFICER INFORMATION	137

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

138	2021 ISHARES ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

BAM	Build America Mutual Assurance Co.

COP	Certificates of Participation

ETM	Escrowed to Maturity

FGIC	Financial Guaranty Insurance Co.

GO	General Obligation

GOL	General Obligation Limited

GTD	Guaranteed

HERBIP	Higher Education Revenue Bond Intercept Program

MO	Moral Obligation

NPFGC	National Public Finance Guarantee Corp.

PR	Prerefunded

PSF	Permanent School Fund

RB	Revenue Bond

SAP	Subject to Appropriations

SAW	State Aid Withholding

SCH BD GTY	School Board Guaranty

SCH BD RES FD	School Board Resolution Fund

SCSDE	South Carolina State Department of Education

ST	Special Tax

TA	Tax Allocation

GLOSSARY OF TERMS USED IN THIS REPORT	139

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1015-1021

OCTOBER 31, 2021

2021 Annual Report

iShares Trust

•	iShares iBonds Dec 2021 Term Treasury ETF | IBTA | NASDAQ

•	iShares iBonds Dec 2022 Term Treasury ETF | IBTB | NASDAQ

•	iShares iBonds Dec 2023 Term Treasury ETF | IBTD | NASDAQ

•	iShares iBonds Dec 2024 Term Treasury ETF | IBTE | NASDAQ

•	iShares iBonds Dec 2025 Term Treasury ETF | IBTF | NASDAQ

•	iShares iBonds Dec 2026 Term Treasury ETF | IBTG | NASDAQ

•	iShares iBonds Dec 2027 Term Treasury ETF | IBTH | NASDAQ

•	iShares iBonds Dec 2028 Term Treasury ETF | IBTI | NASDAQ

•	iShares iBonds Dec 2029 Term Treasury ETF | IBTJ | NASDAQ

•	iShares iBonds Dec 2030 Term Treasury ETF | IBTK | NASDAQ

•	iShares iBonds Dec 2031 Term Treasury ETF | IBTL | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Treasury Bond Market Overview

Short- and intermediate-term U.S. Treasuries declined for the 12 months ended October 31, 2021 (“reporting period”). The ICE Bank of America 1 – 10 year U.S. Treasury Index, which tracks short- and intermediate-maturity U.S. Treasuries, returned -1.48%.

The U.S. economy continued to recover from the effects of the coronavirus pandemic, growing at a brisk pace during the reporting period. Driven by strong consumer spending and significant fiscal and monetary stimulus, U.S. growth outpaced most other developed economies. An ongoing COVID-19 vaccination program helped accelerate the easing of pandemic-related restrictions, and consumers returned to activities that were previously curtailed, such as travel, restaurant dining, and in-person shopping. Spending on goods also remained elevated, leading imports to rise to an all-time high.

However, this robust consumer demand combined with continued pandemic-related disruptions to the global supply chain led to significantly higher inflation. Similarly, in the labor market, the reopening economy and pent-up demand meant that hiring accelerated, and the unemployment rate fell substantially. Nonetheless, total employment remained notably below pre-pandemic levels and job openings reached a record high despite rising wages. Elevated demand drove an increase in industrial production, although rising commodities prices and supply delays constrained growth, particularly late in the reporting period. The emergence of the highly contagious Delta variant, which was responsible for a significant rise in cases beginning late in summer 2021, also weighed on the economy.

The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchasing program. The Fed indicated that it would begin slowing its bond buying activities late in 2021 and signaled that an interest rate increase could be possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

U.S. Treasuries declined as inflation increased and investors shifted toward equities and lower-rated bonds. Rising domestic inflation expectations pressured U.S. Treasuries, which typically lose value in an inflationary environment. U.S. Treasury yields (which move inversely to prices) began the reporting period near historic lows, but generally rose as inflation increased and the economy continued to strengthen. Yields of U.S. Treasuries with intermediate-term maturities, which are more sensitive to inflation, generally increased more than short-term U.S. Treasuries. The three-month U.S. Treasury yield declined modestly from 0.09% to 0.05%, while the two-year U.S. Treasury yield rose from 0.14% to 0.48%. Intermediate-term U.S. Treasury yields rose at a faster rate, with the 10-year U.S. Treasury yield increasing from 0.88% to 1.55%.

The more rapid growth of longer-dated U.S. Treasury yields meant that the yield curve (a graphical representation of U.S. Treasury yields at different maturities) steepened, particularly in the first half of the reporting period, driven by fiscal stimulus and investors’ expectations that the U.S. economy will continue to expand. However, concerns about slowing growth and the potential impact of the Delta variant flattened the yield curve late in the reporting period, partially reversing its earlier trend. As investors began to anticipate earlier interest rate increases from the Fed, shorter-term U.S. Treasury yields rose.

U.S. Treasury issuance declined slightly from record issuance in 2020 but was still greatly elevated by historical standards. The substantial issuance accompanied heavy deficit spending, in part to finance multiple additional rounds of fiscal stimulus.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2021 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2021 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2021, as represented by the ICE 2021 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.06%	0.97%	0.06%	1.65%
Fund Market	0.06	0.97	0.06	1.64
Index	0.11	1.04	0.11	1.75

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/25/20. The first day of secondary market trading was 2/27/20.

On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE 2021 Maturity US Treasury Index. Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the ICE 2021 Maturity US Treasury Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE 2021 Maturity US Treasury Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,000.00	$ 0.15		$ 1,000.00	$ 1,025.10	$ 0.15		0.03%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2021 Term Treasury ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	18.5%
Short-Term and Other Assets	81.5

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
U.S. Treasury Note/Bond, 8.00%, 11/15/21	10.6%
U.S. Treasury Note/Bond, 1.50%, 11/30/21	7.0
U.S. Treasury Bill, 0.04%, 12/02/21	0.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2022 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2022 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2022, as represented by the ICE 2022 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	0.09%	1.48%	0.09%	2.50%
Fund Market	0.13	1.52	0.13	2.58
Index	0.17	1.57	0.17	2.65

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/25/20. The first day of secondary market trading was 2/27/20.

On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE 2022 Maturity US Treasury Index. Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the ICE 2022 Maturity US Treasury Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE 2022 Maturity US Treasury Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 999.70	$ 0.35		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2022 Term Treasury ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	96.3%
Short-Term and Other Assets	3.7

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
U.S. Treasury Note/Bond, 1.75%, 09/30/22	18.0%
U.S. Treasury Note/Bond, 1.38%, 01/31/22	11.3
U.S. Treasury Note/Bond, 2.50%, 02/15/22	11.2
U.S. Treasury Note/Bond, 1.75%, 06/30/22	9.9
U.S. Treasury Note/Bond, 2.00%, 10/31/22	8.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2023 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2023 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2023, as represented by the ICE 2023 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(0.30)%	1.74%	(0.30)%	2.94%
Fund Market	(0.26)	1.78	(0.26)	3.02
Index	(0.20)	1.82	(0.20)	3.07

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/25/20. The first day of secondary market trading was 2/27/20.

On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE 2023 Maturity US Treasury Index. Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the ICE 2023 Maturity US Treasury Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE 2023 Maturity US Treasury Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 996.90	$ 0.35		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2023 Term Treasury ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	98.6%
Short-Term and Other Assets	1.4

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
U.S. Treasury Note/Bond, 2.38%, 01/31/23	23.1%
U.S. Treasury Note/Bond, 2.50%, 08/15/23	18.8
U.S. Treasury Note/Bond, 2.75%, 05/31/23	18.3
U.S. Treasury Note/Bond, 2.88%, 11/30/23	13.2
U.S. Treasury Note/Bond, 2.75%, 07/31/23	12.2

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2024 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2024 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2024, as represented by the ICE 2024 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(0.90)%	1.78%	(0.90)%	3.01%
Fund Market	(0.90)	1.80	(0.90)	3.05
Index	(0.86)	1.83	(0.86)	3.09

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/25/20. The first day of secondary market trading was 2/27/20.

On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE 2024 Maturity US Treasury Index. Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the ICE 2024 Maturity US Treasury Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE 2024 Maturity US Treasury Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 994.00	$ 0.35		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2024 Term Treasury ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	99.5%
Short-Term and Other Assets	0.5

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
U.S. Treasury Note/Bond, 0.38%, 09/15/24	25.6%
U.S. Treasury Note/Bond, 1.50%, 09/30/24	18.0
U.S. Treasury Note/Bond, 2.50%, 01/31/24	17.1
U.S. Treasury Note/Bond, 2.25%, 04/30/24	12.2
U.S. Treasury Note/Bond, 0.13%, 01/15/24	7.2

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2025 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2025 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2025, as represented by the ICE 2025 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(1.83)%	1.47%	(1.83)%	2.48%
Fund Market	(1.83)	1.49	(1.83)	2.52
Index	(1.79)	1.52	(1.79)	2.57

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/25/20. The first day of secondary market trading was 2/27/20.

On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE 2025 Maturity US Treasury Index. Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the ICE 2025 Maturity US Treasury Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE 2025 Maturity US Treasury Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 992.20	$ 0.35		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2025 Term Treasury ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	98.7%
Short-Term and Other Assets	1.3

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
U.S. Treasury Note/Bond, 2.63%, 03/31/25	19.7%
U.S. Treasury Note/Bond, 2.75%, 06/30/25	19.1
U.S. Treasury Note/Bond, 3.00%, 09/30/25	16.8
U.S. Treasury Note/Bond, 2.88%, 07/31/25	15.9
U.S. Treasury Note/Bond, 3.00%, 10/31/25	14.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2026 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2026 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2026, as represented by the ICE 2026 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(2.55)%	1.31%	(2.55)%	2.22%
Fund Market	(2.48)	1.36	(2.48)	2.30
Index	(2.54)	1.35	(2.54)	2.27

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/25/20. The first day of secondary market trading was 2/27/20.

On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE 2026 Maturity US Treasury Index. Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the ICE 2026 Maturity US Treasury Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE 2026 Maturity US Treasury Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 992.50	$ 0.35		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	15

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2026 Term Treasury ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	99.3%
Short-Term and Other Assets	0.7

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
U.S. Treasury Note/Bond, 0.88%, 06/30/26	22.2%
U.S. Treasury Note/Bond, 2.38%, 04/30/26	19.6
U.S. Treasury Note/Bond, 2.25%, 03/31/26	19.2
U.S. Treasury Note/Bond, 1.88%, 07/31/26	15.9
U.S. Treasury Note/Bond, 1.63%, 11/30/26	12.6

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2027 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2027 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2027, as represented by the ICE 2027 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(3.31)%	0.85%	(3.31)%	1.44%
Fund Market	(3.16)	0.90	(3.16)	1.52
Index	(3.23)	0.95	(3.23)	1.61

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/25/20. The first day of secondary market trading was 2/27/20.

On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE 2027 Maturity US Treasury Index. Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the ICE 2027 Maturity US Treasury Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE 2027 Maturity US Treasury Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 996.70	$ 0.35		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	17

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2027 Term Treasury ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	99.4%
Short-Term and Other Assets	0.6

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
U.S. Treasury Note/Bond, 2.25%, 08/15/27	30.1%
U.S. Treasury Note/Bond, 0.50%, 08/31/27	29.5
U.S. Treasury Note/Bond, 2.25%, 11/15/27	10.0
U.S. Treasury Note/Bond, 1.50%, 01/31/27	9.9
U.S. Treasury Note/Bond, 2.25%, 02/15/27	9.2

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2028 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2028 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2028, as represented by the ICE 2028 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(3.71)%	0.66%	(3.71)%	1.11%
Fund Market	(3.60)	0.68	(3.60)	1.15
Index	(3.67)	0.73	(3.67)	1.23

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/25/20. The first day of secondary market trading was 2/27/20.

On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE 2028 Maturity US Treasury Index. Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the ICE 2028 Maturity US Treasury Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE 2028 Maturity US Treasury Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 999.50	$ 0.35		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	19

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2028 Term Treasury ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	99.1%
Short-Term and Other Assets	0.9

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
U.S. Treasury Note/Bond, 3.13%, 11/15/28	25.3%
U.S. Treasury Note/Bond, 2.88%, 05/15/28	16.3
U.S. Treasury Note/Bond, 2.75%, 02/15/28	11.3
U.S. Treasury Note/Bond, 1.13%, 02/29/28	9.5
U.S. Treasury Note/Bond, 2.88%, 08/15/28	8.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2029 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2029 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2029, as represented by the ICE 2029 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(4.08)%	0.62%	(4.08)%	1.04%
Fund Market	(3.90)	0.67	(3.90)	1.12
Index	(4.03)	0.70	(4.03)	1.17

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/25/20. The first day of secondary market trading was 2/27/20.

On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE 2029 Maturity US Treasury Index. Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the ICE 2029 Maturity US Treasury Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE 2029 Maturity US Treasury Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,005.20	$ 0.35		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	21

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2029 Term Treasury ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	98.3%
Short-Term and Other Assets	1.7

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
U.S. Treasury Note/Bond, 2.38%, 05/15/29	38.2%
U.S. Treasury Note/Bond, 1.63%, 08/15/29	31.5
U.S. Treasury Note/Bond, 2.63%, 02/15/29	17.7
U.S. Treasury Note/Bond, 1.75%, 11/15/29	10.9

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2030 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2030 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2030, as represented by the ICE 2030 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	(4.58)%	(4.88)%	(4.58)%	(6.31)%
Fund Market	(4.42)	(4.82)	(4.42)	(6.23)

Index	(4.55)	(4.88)	(4.55)	(6.28)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/14/20. The first day of secondary market trading was 7/16/20.

On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE 2030 Maturity US Treasury Index. Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the ICE 2030 Maturity US Treasury Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE 2030 Maturity US Treasury Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,013.30	$ 0.36		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

F U N D S U M M A R Y	23

Fund Summary as of October 31, 2021 (continued)	iShares® iBonds® Dec 2030 Term Treasury ETF

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	99.2%
Short-Term and Other Assets	0.8

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
U.S. Treasury Note/Bond, 0.88%, 11/15/30	30.7%
U.S. Treasury Note/Bond, 0.63%, 08/15/30	28.2
U.S. Treasury Note/Bond, 0.63%, 05/15/30	22.9
U.S. Treasury Note/Bond, 1.50%, 02/15/30	17.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® iBonds® Dec 2031 Term Treasury ETF

Investment Objective

The iShares iBonds Dec 2031 Term Treasury ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds maturing in 2031, as represented by the ICE 2031 Maturity US Treasury Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns

Since Inception
Fund NAV	(0.81)%
Fund Market	(0.73)
Index	(0.78)

For the fiscal period ended 10/31/21, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 7/13/21. The first day of secondary market trading was 7/15/21.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (07/13/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 991.90	$ 0.21		$ 1,000.00	$ 1,024.90	$ 0.36		0.07%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (110 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 26 for more information.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Ratings*	Percent of Net Assets
Aaa	99.3%
Short-Term and Other Assets	0.7

FIVE LARGEST HOLDINGS

Security(a)	Percent of Net Assets
U.S. Treasury Note/Bond, 1.63%, 05/15/31	42.0%
U.S. Treasury Note/Bond, 1.13%, 02/15/31	29.9
U.S. Treasury Note/Bond, 1.25%, 08/15/31	25.1
U.S. Treasury Note/Bond, 5.38%, 02/15/31	2.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	25

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2021 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 18.5%
U.S. Treasury Bill, 0.04%, 12/02/21(a)	$414	$413,978
U.S. Treasury Note/Bond 1.50%, 11/30/21	3,073	3,076,180
8.00%, 11/15/21	4,690	4,704,774

		8,194,932

Total U.S. Government Obligations — 18.5% (Cost: $8,195,282)		8,194,932

Short-Term Investments

Money Market Funds — 79.6%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	35,314	35,314,000

Total Short-Term Investments — 79.6% (Cost: $35,314,000)		35,314,000

Total Investments in Securities — 98.1% (Cost: $43,509,282)		43,508,932

Other Assets, Less Liabilities — 1.9%		851,343

Net Assets — 100.0%		$44,360,275

(a)	Zero-coupon bond.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$464,000	$34,850,000	(a)	$—	$—	$—	$35,314,000	35,314	$681	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
U.S. Government Obligations	$—	$8,194,932	$—	$8,194,932
Money Market Funds	35,314,000	—	—	35,314,000

	$35,314,000	$8,194,932	$—	$43,508,932

27

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2022 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 96.3%
U.S. Treasury Note/Bond 0.13%, 05/31/22	$5,526	$5,526,948
0.13%, 07/31/22	3,264	3,264,382
0.13%, 08/31/22	320	320,000
0.13%, 09/30/22	1,043	1,043,137
0.13%, 10/31/22(a)	5,955	5,953,139
0.13%, 11/30/22	3,303	3,300,923
1.38%, 01/31/22	9,174	9,203,371
1.75%, 06/30/22	8,000	8,087,812
1.75%, 07/15/22	960	971,062
1.75%, 09/30/22	14,400	14,610,938
1.88%, 01/31/22	3,517	3,532,784
2.00%, 10/31/22	6,921	7,047,826
2.00%, 11/30/22	5,852	5,967,440
2.25%, 04/15/22	361	364,295
2.50%, 02/15/22	9,070	9,133,940

		78,327,997

Total U.S. Government Obligations — 96.3% (Cost: $78,324,048)		78,327,997

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 10.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)(d)	8,460	$8,459,814

Total Short-Term Investments — 10.4% (Cost: $8,459,814)		8,459,814

Total Investments in Securities — 106.7% (Cost: $86,783,862)		86,787,811

Other Assets, Less Liabilities — (6.7)%		(5,454,924)

Net Assets — 100.0%		$81,332,887

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$8,459,814	(a)	$—	$—	$—	$8,459,814	8,460	$196	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
U.S. Government Obligations	$—	$78,327,997	$—	$78,327,997
Money Market Funds	8,459,814	—	—	8,459,814

	$8,459,814	$78,327,997	$—	$86,787,811

See notes to financial statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2023 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 98.6%
U.S. Treasury Note/Bond 0.13%, 10/15/23	$384	$381,285
0.13%, 12/15/23	46	45,389
0.25%, 11/15/23	468	465,089
0.38%, 08/15/24	287	284,408
2.38%, 01/31/23	15,510	15,915,721
2.50%, 08/15/23	12,555	13,014,533
2.75%, 05/31/23	12,150	12,604,201
2.75%, 07/31/23	8,100	8,427,480
2.88%, 10/31/23	7,425	7,773,917
2.88%, 11/30/23	8,696	9,116,718

		68,028,741

Total U.S. Government Obligations — 98.6% (Cost: $68,151,036)		68,028,741

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	397	$397,000

Total Short-Term Investments — 0.6% (Cost: $397,000)		397,000

Total Investments in Securities — 99.2% (Cost: $68,548,036)		68,425,741

Other Assets, Less Liabilities — 0.8%		570,785

Net Assets — 100.0%		$68,996,526

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$497,000	$—	$(100,000	)(a)	$—	$—	$397,000	397	$189	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
U.S. Government Obligations	$—	$68,028,741	$—	$68,028,741
Money Market Funds	397,000	—	—	397,000

	$397,000	$68,028,741	$—	$68,425,741

See notes to financial statements.

29

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2024 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.5%
U.S. Treasury Note/Bond 0.13%, 01/15/24	$3,428	$3,394,023
0.25%, 06/15/24	104	103,189
0.38%, 04/15/24	578	574,049
0.38%, 07/15/24	261	258,170
0.38%, 09/15/24	12,215	12,090,644
1.50%, 09/30/24	8,325	8,504,833
1.50%, 11/30/24	675	689,476
1.75%, 07/31/24	278	286,133
2.00%, 04/30/24	2,312	2,389,734
2.13%, 07/31/24	990	1,028,558
2.25%, 04/30/24	5,550	5,768,748
2.25%, 11/15/24	463	482,951
2.38%, 02/29/24	2,564	2,668,871
2.38%, 08/15/24	666	696,386
2.50%, 01/31/24	7,751	8,081,514

		47,017,279

Total U.S. Government Obligations — 99.5% (Cost: $47,161,690)		47,017,279

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	58	$58,000

Total Short-Term Investments — 0.1% (Cost: $58,000)		58,000

Total Investments in Securities — 99.6% (Cost: $47,219,690)		47,075,279

Other Assets, Less Liabilities — 0.4%		181,543

Net Assets — 100.0%		$47,256,822

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$108,000	$—	$(50,000	)(a)	$—	$—	$58,000	58	$567	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
U.S. Government Obligations	$—	$47,017,279	$—	$47,017,279
Money Market Funds	58,000	—	—	58,000

	$58,000	$47,017,279	$—	$47,075,279

See notes to financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2025 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 98.7%
U.S. Treasury Note/Bond 0.25%, 05/31/25	$1,488	$1,450,952
0.25%, 08/31/25	133	129,192
0.25%, 09/30/25	21	20,575
0.25%, 10/31/25	106	102,692
0.38%, 11/30/25	772	750,395
1.13%, 02/28/25	200	201,680
2.63%, 03/31/25	4,016	4,250,842
2.75%, 06/30/25	3,891	4,142,471
2.88%, 07/31/25	3,208	3,433,095
3.00%, 09/30/25	3,382	3,641,404
3.00%, 10/31/25	2,996	3,227,038

		21,350,336

Total U.S. Government Obligations — 98.7% (Cost: $21,613,287)		21,350,336

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	140	$140,000

Total Short-Term Investments — 0.7% (Cost: $140,000)		140,000

Total Investments in Securities — 99.4% (Cost: $21,753,287)		21,490,336

Other Assets, Less Liabilities — 0.6%		132,870

Net Assets — 100.0%		$21,623,206

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$44,000	$96,000	(a)	$—	$—	$—	$140,000	140	$37	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
U.S. Government Obligations	$—	$21,350,336	$—	$21,350,336
Money Market Funds	140,000	—	—	140,000

	$140,000	$21,350,336	$—	$21,490,336

See notes to financial statements.

31

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2026 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.3%
U.S. Treasury Note/Bond
0.63%, 07/31/26	$200	$194,930
0.75%, 04/30/26	850	835,623
0.88%, 06/30/26	3,707	3,658,346
1.38%, 08/31/26	212	214,458
1.63%, 11/30/26	2,028	2,069,792
1.88%, 06/30/26	104	106,933
1.88%, 07/31/26	2,531	2,614,938
2.00%, 11/15/26	248	257,356
2.25%, 03/31/26	3,022	3,170,909
2.38%, 04/30/26	3,055	3,222,070

		16,345,355

Total U.S. Government Obligations — 99.3% (Cost: $16,607,695)		16,345,355

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	30	$30,000

Total Short-Term Investments — 0.2% (Cost: $30,000)		30,000

Total Investments in Securities — 99.5% (Cost: $16,637,695)		16,375,355

Other Assets, Less Liabilities — 0.5%		86,296

Net Assets — 100.0%		$16,461,651

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$108,000	$—	$(78,000	)(a)	$—	$—	$30,000	30	$125	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
U.S. Government Obligations	$—	$16,345,355	$—	$16,345,355
Money Market Funds	30,000	—	—	30,000

	$30,000	$16,345,355	$—	$16,375,355

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2027 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.4%
U.S. Treasury Note/Bond
0.50%, 05/31/27	$129	$123,256
0.50%, 08/31/27	9,747	9,292,490
0.63%, 11/30/27	878	839,753
0.63%, 12/31/27	842	803,830
1.50%, 01/31/27	3,083	3,125,854
2.25%, 02/15/27	2,763	2,904,612
2.25%, 08/15/27	9,000	9,466,172
2.25%, 11/15/27	2,995	3,151,418
2.38%, 05/15/27	1,446	1,530,818

		31,238,203

Total U.S. Government Obligations — 99.4% (Cost: $31,775,169)		31,238,203

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	70	$70,000

Total Short-Term Investments — 0.2% (Cost: $70,000)		70,000

Total Investments in Securities — 99.6% (Cost: $31,845,169)		31,308,203

Other Assets, Less Liabilities — 0.4%		134,909

Net Assets — 100.0%		$31,443,112

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$50,000	$20,000	(a)	$—	$—	$—	$70,000	70	$19	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
U.S. Government Obligations	$—	$31,238,203	$—	$31,238,203
Money Market Funds	70,000	—	—	70,000

	$70,000	$31,238,203	$—	$31,308,203

See notes to financial statements.

33

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2028 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.1%
U.S. Treasury Note/Bond
1.00%, 07/31/28	$1,520	$1,476,235
1.13%, 02/29/28	1,822	1,792,880
1.13%, 08/31/28	1,629	1,593,131
1.25%, 03/31/28	89	87,632
1.25%, 06/30/28	1,540	1,521,150
1.25%, 09/30/28	560	552,212
2.75%, 02/15/28	1,964	2,126,093
2.88%, 05/15/28	2,822	3,080,716
2.88%, 08/15/28	1,535	1,678,945
3.13%, 11/15/28	4,286	4,766,000

		18,674,994

Total U.S. Government Obligations — 99.1% (Cost: $19,223,282)		18,674,994

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	40	$40,000

Total Short-Term Investments — 0.2% (Cost: $40,000)		40,000

Total Investments in Securities — 99.3% (Cost: $19,263,282)		18,714,994

Other Assets, Less Liabilities — 0.7%		136,650

Net Assets — 100.0%		$18,851,644

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$140,000	$—	$(100,000	)(a)	$—	$—	$40,000	40	$509	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
U.S. Government Obligations	$—	$18,674,994	$—	$18,674,994
Money Market Funds	40,000	—	—	40,000

	$40,000	$18,674,994	$—	$18,714,994

See notes to financial statements.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2029 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 98.3%
U.S. Treasury Note/Bond
1.63%, 08/15/29	$5,462	$5,525,132
1.75%, 11/15/29	1,863	1,903,214
2.38%, 05/15/29	6,289	6,690,514
2.63%, 02/15/29	2,862	3,091,296

		17,210,156

Total U.S. Government Obligations — 98.3% (Cost: $18,092,906)		17,210,156

Short-Term Investments

Money Market Funds — 1.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	180	180,000

Total Short-Term Investments — 1.0% (Cost: $180,000)		180,000

Total Investments in Securities — 99.3% (Cost: $18,272,906)		17,390,156

Other Assets, Less Liabilities — 0.7%		121,649

Net Assets — 100.0%		$17,511,805

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$340,000	$—	$(160,000	)(a)	$—	$—	$180,000	180	$1,017	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
U.S. Government Obligations	$—	$17,210,156	$—	$17,210,156
Money Market Funds	180,000	—	—	180,000

	$180,000	$17,210,156	$—	$17,390,156

See notes to financial statements.

35

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2030 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.2%
U.S. Treasury Note/Bond
0.63%, 05/15/30	$863	$801,350
0.63%, 08/15/30	1,062	984,319
0.88%, 11/15/30	1,135	1,072,353
1.50%, 02/15/30(a)	606	606,716

		3,464,738

Total U.S. Government Obligations — 99.2% (Cost: $3,608,908)		3,464,738

Short-Term Investments

Money Market Funds — 17.9%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)(d)	625	625,040

Total Short-Term Investments — 17.9% (Cost: $625,040)		625,040

Total Investments in Securities — 117.1% (Cost: $4,233,948)		4,089,778

Other Assets, Less Liabilities — (17.1)%		(597,135)

Net Assets — 100.0%		$3,492,643

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$625,040	(a)	$—	$—	$—	$625,040	625	$368	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
U.S. Government Obligations	$—	$3,464,738	$—	$3,464,738
Money Market Funds	625,040	—	—	625,040

	$625,040	$3,464,738	$—	$4,089,778

See notes to financial statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® iBonds® Dec 2031 Term Treasury ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Obligations

U.S. Government Obligations — 99.3%
U.S. Treasury Note/Bond
1.13%, 02/15/31	$765	$737,384
1.25%, 08/15/31	636	618,013
1.63%, 05/15/31	1,029	1,036,235
5.38%, 02/15/31	43	57,478

		2,449,110

Total U.S. Government Obligations — 99.3% (Cost: $2,480,776)		2,449,110

Total Investments in Securities — 99.3% (Cost: $2,480,776)		2,449,110

Other Assets, Less Liabilities — 0.7%		16,047

Net Assets — 100.0%		$2,465,157

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/13/21(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares(b)	$—	$0	(c)	$—	$—	$—	$—	—	$4	(d)	$—

(a)	The Fund commenced operations on July 13, 2021.
(b)	As of period end, the entity is no longer held.
(c)	Represents net amount purchased (sold).
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
U.S. Government Obligations	$—	$2,449,110	$—	$2,449,110

See notes to financial statements.

37

Statements of Assets and Liabilities

October 31, 2021

	iShares iBonds Dec 2021 Term Treasury ETF	iShares iBonds Dec 2022 Term Treasury ETF	iShares iBonds Dec 2023 Term Treasury ETF	iShares iBonds Dec 2024 Term Treasury ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$8,194,932	$78,327,997	$68,028,741	$47,017,279
Affiliated(c)	35,314,000	8,459,814	397,000	58,000
Cash	605	4,578	4,783	1,535
Receivables:
Investments sold	654,900	—	—	693,586
Securities lending income — Affiliated	—	114	10	136
Capital shares sold	—	87,304	—	653,634
Dividends	148	11	2	—
Interest	196,834	297,447	569,799	183,087

Total assets	44,361,419	87,177,265	69,000,335	48,607,257

LIABILITIES
Collateral on securities loaned, at value	—	5,839,814	—	—
Payables:
Investments purchased	—	—	—	1,347,898
Investment advisory fees	1,144	4,564	3,809	2,537

Total liabilities	1,144	5,844,378	3,809	1,350,435

NET ASSETS	$44,360,275	$81,332,887	$68,996,526	$47,256,822

NET ASSETS CONSIST OF:
Paid-in capital	$44,360,625	$81,319,739	$69,120,655	$47,466,234
Accumulated earnings (loss)	(350)	13,148	(124,129)	(209,412)

NET ASSETS	$44,360,275	$81,332,887	$68,996,526	$47,256,822

Shares outstanding	1,750,000	3,200,000	2,700,000	1,850,000

Net asset value	$25.35	$25.42	$25.55	$25.54

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$—	$5,709,525	$—	$—
(b) Investments, at cost — Unaffiliated	$8,195,282	$78,324,048	$68,151,036	$47,161,690
(c) Investments, at cost — Affiliated	$35,314,000	$8,459,814	$397,000	$58,000

See notes to financial statements

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

October 31, 2021

	iShares iBonds Dec 2025 Term Treasury ETF	iShares iBonds Dec 2026 Term Treasury ETF	iShares iBonds Dec 2027 Term Treasury ETF	iShares iBonds Dec 2028 Term Treasury ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$21,350,336	$16,345,355	$31,238,203	$18,674,994
Affiliated(b)	140,000	30,000	70,000	40,000
Cash	8,034	1,070	8,946	7,883
Receivables:
Investments sold	—	—	—	545,120
Securities lending income — Affiliated	—	—	—	15
Interest	126,106	86,207	127,481	137,847

Total assets	21,624,476	16,462,632	31,444,630	19,405,859

LIABILITIES
Payables:
Investments purchased	—	—	—	553,091
Investment advisory fees	1,270	981	1,518	1,124

Total liabilities	1,270	981	1,518	554,215

NET ASSETS	$21,623,206	$16,461,651	$31,443,112	$18,851,644

NET ASSETS CONSIST OF:
Paid-in capital	$21,879,964	$16,825,550	$31,992,018	$19,601,748
Accumulated loss	(256,758)	(363,899)	(548,906)	(750,104)

NET ASSETS	$21,623,206	$16,461,651	$31,443,112	$18,851,644

Shares outstanding	850,000	650,000	1,250,000	750,000

Net asset value	$25.44	$25.33	$25.15	$25.14

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Unaffiliated	$21,613,287	$16,607,695	$31,775,169	$19,223,282
(b) Investments, at cost — Affiliated	$140,000	$30,000	$70,000	$40,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Assets and Liabilities  (continued)

October 31, 2021

	iShares iBonds Dec 2029 Term Treasury ETF	iShares iBonds Dec 2030 Term Treasury ETF	iShares iBonds Dec 2031 Term Treasury ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$17,210,156	$3,464,738	$2,449,110
Affiliated(c)	180,000	625,040	—
Cash	3,876	7,704	167
Receivables:
Investments sold	—	—	96,883
Securities lending income — Affiliated	19	—	3
Interest	118,790	10,408	11,722

Total assets	17,512,841	4,107,890	2,557,885

LIABILITIES
Collateral on securities loaned, at value	—	615,040	—
Payables:
Investments purchased	—	—	92,581
Investment advisory fees	1,036	207	147

Total liabilities	1,036	615,247	92,728

NET ASSETS	$17,511,805	$3,492,643	$2,465,157

NET ASSETS CONSIST OF:
Paid-in capital	$18,392,710	$3,678,299	$2,490,895
Accumulated loss	(880,905)	(185,656)	(25,738)

NET ASSETS	$17,511,805	$3,492,643	$2,465,157

Shares outstanding	700,000	150,000	100,000

Net asset value	$25.02	$23.28	$24.65

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$—	$600,648	$—
(b) Investments, at cost — Unaffiliated	$18,092,906	$3,608,908	$2,480,776
(c) Investments, at cost — Affiliated	$180,000	$625,040	$—

See notes to financial statements.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2021

	iShares iBonds Dec 2021 Term Treasury ETF	iShares iBonds Dec 2022 Term Treasury ETF	iShares iBonds Dec 2023 Term Treasury ETF	iShares iBonds Dec 2024 Term Treasury ETF

INVESTMENT INCOME
Dividends — Affiliated.	$671	$72	$170	$41
Interest — Unaffiliated	11,657	76,425	146,805	116,619
Securities lending income — Affiliated — net	10	124	19	526

Total investment income	12,338	76,621	146,994	117,186

EXPENSES
Investment advisory fees	16,961	34,244	29,197	15,461

Total expenses	16,961	34,244	29,197	15,461

Less:
Investment advisory fees waived	(7,655)	(690)	(616)	(136)

Total expenses after fees waived	9,306	33,554	28,581	15,325

Net investment income	3,032	43,067	118,413	101,861

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	76	1,788	(13,574)	(75,949)

Net realized gain (loss)	76	1,788	(13,574)	(75,949)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(775)	(34,822)	(316,548)	(350,886)

Net change in unrealized appreciation (depreciation)	(775)	(34,822)	(316,548)	(350,886)

Net realized and unrealized loss	(699)	(33,034)	(330,122)	(426,835)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,333	$10,033	$(211,709)	$(324,974)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Operations  (continued)

Year Ended October 31, 2021

	iShares iBonds Dec 2025 Term Treasury ETF	iShares iBonds Dec 2026 Term Treasury ETF	iShares iBonds Dec 2027 Term Treasury ETF	iShares iBonds Dec 2028 Term Treasury ETF

INVESTMENT INCOME
Dividends — Affiliated	$9	$43	$9	$56
Interest — Unaffiliated	128,973	130,757	167,532	215,509
Securities lending income — Affiliated — net	28	82	10	453

Total investment income	129,010	130,882	167,551	216,018

EXPENSES
Investment advisory fees	13,894	13,209	13,744	16,819

Total expenses	13,894	13,209	13,744	16,819

Less:
Investment advisory fees waived	(59)	(93)	(34)	(138)

Total expenses after fees waived	13,835	13,116	13,710	16,681

Net investment income	115,175	117,766	153,841	199,337

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(7,793)	(110,082)	(26,543)	(259,944)
In-kind redemptions — Unaffiliated	48,633	66,498	174,387	315,634

Net realized gain (loss)	40,840	(43,584)	147,844	55,690

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(555,962)	(577,405)	(629,663)	(627,887)

Net change in unrealized appreciation (depreciation)	(555,962)	(577,405)	(629,663)	(627,887)

Net realized and unrealized loss	(515,122)	(620,989)	(481,819)	(572,197)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(399,947)	$(503,223)	$(327,978)	$(372,860)

See notes to financial statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended October 31, 2021

	iShares iBonds Dec 2029 Term Treasury ETF	iShares iBonds Dec 2030 Term Treasury ETF	iShares iBonds Dec 2031 Term Treasury ETF (a)

INVESTMENT INCOME
Dividends — Affiliated.	$108	$1	$—
Interest — Unaffiliated	159,543	24,437	10,265
Securities lending income — Affiliated — net	909	367	4

Total investment income	160,560	24,805	10,269

EXPENSES
Investment advisory fees	13,921	1,934	528

Total expenses	13,921	1,934	528

Less:
Investment advisory fees waived	(225)	(6)	(2)

Total expenses after fees waived	13,696	1,928	526

Net investment income	146,864	22,877	9,743

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(3,205)	(32,495)	2,149
In-kind redemptions — Unaffiliated	(2,832)	—	—

Net realized gain (loss)	(6,037)	(32,495)	2,149

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(1,040,934)	(106,668)	(31,666)

Net change in unrealized appreciation (depreciation)	(1,040,934)	(106,668)	(31,666)

Net realized and unrealized loss	(1,046,971)	(139,163)	(29,517)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(900,107)	$(116,286)	$(19,774)

(a)	For the period from July 13, 2021 (commencement of operations) to October 31, 2021.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets

	iShares iBonds Dec 2021 Term Treasury ETF		iShares iBonds Dec 2022 Term Treasury ETF

	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20 (a)	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,032	$16,190	$43,067	$19,457
Net realized gain	76	32,180	1,788	13,626
Net change in unrealized appreciation (depreciation)	(775)	425	(34,822)	38,771

Net increase in net assets resulting from operations	2,333	48,795	10,033	71,854

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(9,275)	(15,564)	(51,622)	(17,117)
Return of capital	(900)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(10,175)	(15,564)	(51,622)	(17,117)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	34,224,979	10,109,907	77,542,926	3,776,813

NET ASSETS
Total increase in net assets	34,217,137	10,143,138	77,501,337	3,831,550
Beginning of period	10,143,138	—	3,831,550	—

End of period	$44,360,275	$10,143,138	$81,332,887	$3,831,550

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares iBonds Dec 2023 Term Treasury ETF			iShares iBonds Dec 2024 Term Treasury ETF

	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20	(a)	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$118,413	$58,517		$101,861	$52,334
Net realized gain (loss)	(13,574)	123		(75,949)	11,978
Net change in unrealized appreciation (depreciation)	(316,548)	194,253		(350,886)	206,475

Net increase (decrease) in net assets resulting from operations	(211,709)	252,893		(324,974)	270,787

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(114,767)	(50,546)		(110,304)	(44,921)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	51,326,943	17,793,712		34,727,789	12,738,445

NET ASSETS
Total increase in net assets	51,000,467	17,996,059		34,292,511	12,964,311
Beginning of period	17,996,059	—		12,964,311	—

End of period	$68,996,526	$17,996,059		$47,256,822	$12,964,311

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Changes in Net Assets  (continued)

	iShares iBonds Dec 2025 Term Treasury ETF			iShares iBonds Dec 2026 Term Treasury ETF

	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20	(a)	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$115,175	$70,509		$117,766	$87,431
Net realized gain (loss)	40,840	2,956		(43,584)	(951)
Net change in unrealized appreciation (depreciation)	(555,962)	293,011		(577,405)	315,065

Net increase (decrease) in net assets resulting from operations	(399,947)	366,476		(503,223)	401,545

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(114,346)	(60,308)		(121,486)	(74,356)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	6,495,478	15,335,853		(5,143,801)	21,902,972

NET ASSETS
Total increase (decrease) in net assets	5,981,185	15,642,021		(5,768,510)	22,230,161
Beginning of period	15,642,021	—		22,230,161	—

End of period	$21,623,206	$15,642,021		$16,461,651	$22,230,161

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares iBonds Dec 2027 Term Treasury ETF		iShares iBonds Dec 2028 Term Treasury ETF

	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20 (a)	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$153,841	$50,587	$199,337	$57,478
Net realized gain (loss)	147,844	(7,740)	55,690	(4,276)
Net change in unrealized appreciation (depreciation)	(629,663)	92,697	(627,887)	79,599

Net increase (decrease) in net assets resulting from operations	(327,978)	135,544	(372,860)	132,801

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(138,686)	(43,399)	(181,730)	(49,188)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	17,505,219	14,312,412	4,938,936	14,383,685

NET ASSETS
Total increase in net assets	17,038,555	14,404,557	4,384,346	14,467,298
Beginning of period	14,404,557	—	14,467,298	—

End of period	$31,443,112	$14,404,557	$18,851,644	$14,467,298

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Changes in Net Assets  (continued)

	iShares iBonds Dec 2029 Term Treasury ETF		iShares iBonds Dec 2030 Term Treasury ETF

	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20 (a)	Year Ended 10/31/21	Period From 07/14/20 to 10/31/20 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$146,864	$98,923	$22,877	$3,938
Net realized loss	(6,037)	(4,857)	(32,495)	(12,108)
Net change in unrealized appreciation (depreciation)	(1,040,934)	158,184	(106,668)	(37,502)

Net increase (decrease) in net assets resulting from operations	(900,107)	252,250	(116,286)	(45,672)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(151,665)	(84,237)	(21,081)	(2,617)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(5,081,745)	23,477,309	1,171,868	2,506,431

NET ASSETS
Total increase (decrease) in net assets	(6,133,517)	23,645,322	1,034,501	2,458,142
Beginning of period	23,645,322	—	2,458,142	—

End of period	$17,511,805	$23,645,322	$3,492,643	$2,458,142

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

iShares iBonds Dec 2031 Term Treasury ETF

Period From 07/13/21 to 10/31/21 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,743
Net realized gain	2,149
Net change in unrealized appreciation (depreciation)	(31,666)

Net decrease in net assets resulting from operations	(19,774)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(5,964)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,490,895

NET ASSETS
Total increase in net assets	2,465,157
Beginning of period	—

End of period	$2,465,157

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Financial Highlights

(For a share outstanding throughout each period)

	iShares iBonds Dec 2021 Term Treasury ETF

	Year Ended 10/31/21		Period From 02/25/20 to 10/31/20	(a)

Net asset value, beginning of period	$25.36		$25.03

Net investment income(b)	0.00	(c)	0.06
Net realized and unrealized gain(d)	0.01		0.34

Net increase from investment operations	0.01		0.40

Distributions(e)
From net investment income	(0.01)		(0.07)
From net realized gain	(0.01)		—
Return of capital	(0.00	)(c)	—

Total distributions	(0.02)		(0.07)

Net asset value, end of period	$25.35		$25.36

Total Return(f)
Based on net asset value	0.06%		1.59	%(g)

Ratios to Average Net Assets
Total expenses	0.07%		0.07	%(h)

Total expenses after fees waived	0.04%		0.07	%(h)

Net investment income	0.01%		0.33	%(h)

Supplemental Data
Net assets, end of period (000)	$44,360		$10,143

Portfolio turnover rate(i)	0%		32	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Rounds to less than $0.01.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2022 Term Treasury ETF

	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20	(a)

Net asset value, beginning of period	$25.54	$25.05

Net investment income(b)	0.02	0.13
Net realized and unrealized gain(c)	0.01	0.47

Net increase from investment operations	0.03	0.60

Distributions(d)
From net investment income	(0.06)	(0.11)
From net realized gain	(0.09)	—

Total distributions	(0.15)	(0.11)

Net asset value, end of period	$25.42	$25.54

Total Return(e)
Based on net asset value	0.09%	2.41	%(f)

Ratios to Average Net Assets
Total expenses	0.07%	0.07	%(g)

Total expenses after fees waived	0.07%	0.07	%(g)

Net investment income	0.09%	0.76	%(g)

Supplemental Data
Net assets, end of period (000)	$81,333	$3,832

Portfolio turnover rate(h)	5%	29	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2023 Term Treasury ETF

	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20	(a)

Net asset value, beginning of period	$25.71	$24.99

Net investment income(b)	0.07	0.11
Net realized and unrealized gain (loss)(c)	(0.15)	0.70

Net increase (decrease) from investment operations	(0.08)	0.81

Distributions(d)
From net investment income	(0.08)	(0.09)

Total distributions	(0.08)	(0.09)

Net asset value, end of period	$25.55	$25.71

Total Return(e)
Based on net asset value	(0.30)%	3.25	%(f)

Ratios to Average Net Assets
Total expenses	0.07%	0.07	%(g)

Total expenses after fees waived	0.07%	0.07	%(g)

Net investment income	0.28%	0.63	%(g)

Supplemental Data
Net assets, end of period (000)	$68,997	$17,996

Portfolio turnover rate(h)	10%	1	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2024 Term Treasury ETF

	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20	(a)

Net asset value, beginning of period	$25.93	$25.04

Net investment income(b)	0.12	0.12
Net realized and unrealized gain (loss)(c)	(0.35)	0.87

Net increase (decrease) from investment operations	(0.23)	0.99

Distributions(d)
From net investment income	(0.14)	(0.10)
From net realized gain	(0.02)	—

Total distributions	(0.16)	(0.10)

Net asset value, end of period	$25.54	$25.93

Total Return(e)
Based on net asset value	(0.90)%	3.95	%(f)

Ratios to Average Net Assets
Total expenses	0.07%	0.07	%(g)

Total expenses after fees waived	0.07%	0.07	%(g)

Net investment income	0.46%	0.69	%(g)

Supplemental Data
Net assets, end of period (000)	$47,257	$12,964

Portfolio turnover rate(h)	112%	7	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2025 Term Treasury ETF

	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20	(a)

Net asset value, beginning of period	$26.07	$25.07

Net investment income(b)	0.15	0.13
Net realized and unrealized gain (loss)(c)	(0.62)	0.97

Net increase (decrease) from investment operations	(0.47)	1.10

Distributions(d)
From net investment income	(0.16)	(0.10)

Total distributions	(0.16)	(0.10)

Net asset value, end of period	$25.44	$26.07

Total Return(e)
Based on net asset value	(1.83)%	4.39	%(f)

Ratios to Average Net Assets
Total expenses	0.07%	0.07	%(g)

Total expenses after fees waived	0.07%	0.07	%(g)

Net investment income	0.58%	0.71	%(g)

Supplemental Data
Net assets, end of period (000)	$21,623	$15,642

Portfolio turnover rate(h)	15%	2	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2026 Term Treasury ETF

	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20	(a)

Net asset value, beginning of period	$26.15	$25.02

Net investment income(b)	0.16	0.12
Net realized and unrealized gain (loss)(c)	(0.82)	1.11

Net increase (decrease) from investment operations	(0.66)	1.23

Distributions(d)
From net investment income	(0.16)	(0.10)

Total distributions	(0.16)	(0.10)

Net asset value, end of period	$25.33	$26.15

Total Return(e)
Based on net asset value	(2.55)%	4.90	%(f)

Ratios to Average Net Assets
Total expenses	0.07%	0.07	%(g)

Total expenses after fees waived	0.07%	0.07	%(g)

Net investment income	0.62%	0.69	%(g)

Supplemental Data
Net assets, end of period (000)	$16,462	$22,230

Portfolio turnover rate(h)	41%	5	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2027 Term Treasury ETF

	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20	(a)

Net asset value, beginning of period	$26.19	$25.05

Net investment income(b)	0.20	0.12
Net realized and unrealized gain (loss)(c)	(1.06)	1.11

Net increase (decrease) from investment operations	(0.86)	1.23

Distributions(d)
From net investment income	(0.18)	(0.09)

Total distributions	(0.18)	(0.09)

Net asset value, end of period	$25.15	$26.19

Total Return(e)
Based on net asset value	(3.31)%	4.92	%(f)

Ratios to Average Net Assets
Total expenses	0.07%	0.07	%(g)

Total expenses after fees waived	0.07%	0.07	%(g)

Net investment income	0.78%	0.66	%(g)

Supplemental Data
Net assets, end of period (000)	$31,443	$14,405

Portfolio turnover rate(h)	18%	45	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2028 Term Treasury ETF

	Year Ended 10/31/21	Period From 02/25/20 to 10/31/20	(a)

Net asset value, beginning of period	$26.30	$25.14

Net investment income(b)	0.21	0.13
Net realized and unrealized gain (loss)(c)	(1.17)	1.13

Net increase (decrease) from investment operations	(0.96)	1.26

Distributions(d)
From net investment income	(0.20)	(0.10)

Total distributions	(0.20)	(0.10)

Net asset value, end of period	$25.14	$26.30

Total Return(e)
Based on net asset value	(3.71)%	5.01	%(f)

Ratios to Average Net Assets
Total expenses	0.07%	0.07	%(g)

Total expenses after fees waived	0.07%	0.07	%(g)

Net investment income	0.83%	0.71	%(g)

Supplemental Data
Net assets, end of period (000)	$18,852	$14,467

Portfolio turnover rate(h)	73%	10	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2029 Term Treasury ETF

	Year Ended 10/31/21		Period From 02/25/20 to 10/31/20	(a)

Net asset value, beginning of period	$26.27		$25.04

Net investment income(b)	0.19		0.14
Net realized and unrealized gain (loss)(c)	(1.25)		1.20

Net increase (decrease) from investment operations	(1.06)		1.34

Distributions(d)
From net investment income	(0.19)		(0.11)

Total distributions	(0.19)		(0.11)

Net asset value, end of period	$25.02		$26.27

Total Return(e)
Based on net asset value	(4.08)%		5.35	%(f)

Ratios to Average Net Assets
Total expenses	0.07%		0.07	%(g)

Total expenses after fees waived	0.07%		0.07	%(g)

Net investment income	0.74%		0.78	%(g)

Supplemental Data
Net assets, end of period (000)	$17,512		$23,645

Portfolio turnover rate(h)	0	%(i)	19	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions. (i) Rounds to less than 1%.

See notes to financial statements.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBonds Dec 2030 Term Treasury ETF
	Year Ended 10/31/21	Period From 07/14/20 to 10/31/20	(a)

Net asset value, beginning of period	$24.58	$25.06

Net investment income(b)	0.20	0.04
Net realized and unrealized loss(c)	(1.32)	(0.49)

Net decrease from investment operations	(1.12)	(0.45)

Distributions(d)
From net investment income	(0.18)	(0.03)

Total distributions	(0.18)	(0.03)

Net asset value, end of period	$23.28	$24.58

Total Return(e)
Based on net asset value	(4.58)%	(1.81	)%(f)

Ratios to Average Net Assets
Total expenses	0.07%	0.07	%(g)

Total expenses after fees waived	0.07%	0.07	%(g)

Net investment income	0.83%	0.53	%(g)

Supplemental Data
Net assets, end of period (000)	$3,493	$2,458

Portfolio turnover rate(h)	37%	36	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares iBonds Dec 2031 Term Treasury ETF
	Period From 07/13/21 to 10/31/21	(a)

Net asset value, beginning of period	$24.91

Net investment income(b)	0.10
Net realized and unrealized loss(c)	(0.30)

Net decrease from investment operations	(0.20)

Distributions(d)
From net investment income	(0.06)

Total distributions	(0.06)

Net asset value, end of period	$24.65

Total Return(e)
Based on net asset value	(0.81	)%(f)

Ratios to Average Net Assets
Total expenses	0.07	%(g)

Total expenses after fees waived	0.07	%(g)

Net investment income	1.29	%(g)

Supplemental Data
Net assets, end of period (000)	$2,465

Portfolio turnover rate(h)	26	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Annualized.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.   ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds Dec 2021 Term Treasury	Non-diversified
iBonds Dec 2022 Term Treasury	Non-diversified
iBonds Dec 2023 Term Treasury	Non-diversified
iBonds Dec 2024 Term Treasury	Non-diversified
iBonds Dec 2025 Term Treasury	Non-diversified
iBonds Dec 2026 Term Treasury	Non-diversified
iBonds Dec 2027 Term Treasury	Non-diversified
iBonds Dec 2028 Term Treasury	Non-diversified
iBonds Dec 2029 Term Treasury	Non-diversified
iBonds Dec 2030 Term Treasury	Diversified
iBonds Dec 2031 Term Treasury(a)	Diversified

(a)	The Fund commenced operation on July 13, 2021.

2.   SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.   INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (continued)

representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.   SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

iBonds Dec 2022 Term Treasury
J.P. Morgan Securities LLC	$5,709,525	$5,709,525		$—	$—

iBonds Dec 2030 Term Treasury
Barclays Capital, Inc	$600,648	$600,648		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.07%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses, if any, attributable to each Fund’s investments in other funds advised by BFA or its affiliates.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
iBonds Dec 2021 Term Treasury	$7,655
iBonds Dec 2022 Term Treasury	690
iBonds Dec 2023 Term Treasury	616
iBonds Dec 2024 Term Treasury	136
iBonds Dec 2025 Term Treasury	59
iBonds Dec 2026 Term Treasury	93
iBonds Dec 2027 Term Treasury	34
iBonds Dec 2028 Term Treasury	138
iBonds Dec 2029 Term Treasury	225
iBonds Dec 2030 Term Treasury	6
iBonds Dec 2031 Term Treasury	2

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
iBonds Dec 2021 Term Treasury	$5
iBonds Dec 2022 Term Treasury	53
iBonds Dec 2023 Term Treasury	8
iBonds Dec 2024 Term Treasury	219
iBonds Dec 2025 Term Treasury	13
iBonds Dec 2026 Term Treasury	35
iBonds Dec 2027 Term Treasury	5
iBonds Dec 2028 Term Treasury	195
iBonds Dec 2029 Term Treasury	386
iBonds Dec 2030 Term Treasury	165
iBonds Dec 2031 Term Treasury	1

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.   PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	U.S. Government Securities
iShares ETF	Purchases	Sales
iBonds Dec 2021 Term Treasury	$—	$2,720,230
iBonds Dec 2022 Term Treasury	5,055,478	2,390,304
iBonds Dec 2023 Term Treasury	6,186,211	4,040,052
iBonds Dec 2024 Term Treasury	26,216,266	25,637,129
iBonds Dec 2025 Term Treasury	3,151,587	2,976,814
iBonds Dec 2026 Term Treasury	7,878,028	7,608,431
iBonds Dec 2027 Term Treasury	3,871,889	3,731,628
iBonds Dec 2028 Term Treasury	17,581,173	16,924,826
iBonds Dec 2029 Term Treasury	373,451	63,175
iBonds Dec 2030 Term Treasury	1,027,147	1,028,757
iBonds Dec 2031 Term Treasury	1,889,159	640,838

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBonds Dec 2021 Term Treasury	$23,168,058	$—
iBonds Dec 2022 Term Treasury	76,249,167	—
iBonds Dec 2023 Term Treasury	49,742,850	—
iBonds Dec 2024 Term Treasury	34,350,903	—
iBonds Dec 2025 Term Treasury	8,995,635	2,545,551
iBonds Dec 2026 Term Treasury	—	5,075,859
iBonds Dec 2027 Term Treasury	30,255,628	12,820,233
iBonds Dec 2028 Term Treasury	31,603,044	26,832,299
iBonds Dec 2029 Term Treasury	2,544,344	7,528,650
iBonds Dec 2030 Term Treasury	1,162,544	—
iBonds Dec 2031 Term Treasury	1,230,473	—

7.   INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
iBonds Dec 2025 Term Treasury	$48,633	$(48,633)
iBonds Dec 2026 Term Treasury	66,379	(66,379)
iBonds Dec 2027 Term Treasury	174,387	(174,387)
iBonds Dec 2028 Term Treasury	279,127	(279,127)
iBonds Dec 2029 Term Treasury	(2,854)	2,854

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Period Ended 10/31/20
iBonds Dec 2021 Term Treasury
Ordinary income	$9,275	$15,564
Return of capital	900	—

	$10,175	$15,564

iBonds Dec 2022 Term Treasury
Ordinary income	$51,622	$17,117

iBonds Dec 2023 Term Treasury
Ordinary income	$114,767	$50,546

iBonds Dec 2024 Term Treasury
Ordinary income	$110,304	$44,921

iBonds Dec 2025 Term Treasury
Ordinary income	$114,346	$60,308

iBonds Dec 2026 Term Treasury
Ordinary income	$121,486	$74,356

iBonds Dec 2027 Term Treasury
Ordinary income	$138,686	$43,399

iBonds Dec 2028 Term Treasury
Ordinary income	$181,730	$49,188

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 10/31/21	Period Ended 10/31/20
iBonds Dec 2029 Term Treasury
Ordinary income	$151,665	$84,237

iBonds Dec 2030 Term Treasury
Ordinary income	$21,081	$2,617

iShares ETF	Period Ended 10/31/21
iBonds Dec 2031 Term Treasury
Ordinary income	$5,964

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

iBonds Dec 2021 Term Treasury	$—	$—	$(350)	$(350)
iBonds Dec 2022 Term Treasury	9,204	—	3,944	13,148
iBonds Dec 2023 Term Treasury	11,740	(13,574)	(122,295)	(124,129)
iBonds Dec 2024 Term Treasury	10,948	(75,949)	(144,411)	(209,412)
iBonds Dec 2025 Term Treasury	13,986	(7,793)	(262,951)	(256,758)
iBonds Dec 2026 Term Treasury	9,355	(110,914)	(262,340)	(363,899)
iBonds Dec 2027 Term Treasury	22,343	(34,283)	(536,966)	(548,906)
iBonds Dec 2028 Term Treasury	25,897	(227,713)	(548,288)	(750,104)
iBonds Dec 2029 Term Treasury	9,885	(8,040)	(882,750)	(880,905)
iBonds Dec 2030 Term Treasury	3,117	(43,179)	(145,594)	(185,656)
iBonds Dec 2031 Term Treasury	5,928	—	(31,666)	(25,738)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBonds Dec 2021 Term Treasury	$43,509,282	$65	$(415)	$(350)
iBonds Dec 2022 Term Treasury	86,783,867	9,646	(5,702)	3,944
iBonds Dec 2023 Term Treasury	68,548,036	—	(122,295)	(122,295)
iBonds Dec 2024 Term Treasury	47,219,690	6,673	(151,084)	(144,411)
iBonds Dec 2025 Term Treasury	21,753,287	—	(262,951)	(262,951)
iBonds Dec 2026 Term Treasury	16,637,695	2,360	(264,700)	(262,340)
iBonds Dec 2027 Term Treasury	31,845,169	—	(536,966)	(536,966)
iBonds Dec 2028 Term Treasury	19,263,282	—	(548,288)	(548,288)
iBonds Dec 2029 Term Treasury	18,272,906	1	(882,751)	(882,750)
iBonds Dec 2030 Term Treasury	4,235,372	—	(145,594)	(145,594)
iBonds Dec 2031 Term Treasury	2,480,776	—	(31,666)	(31,666)

8.   PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBORTransition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD

LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.   CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Period Ended 10/31/20
iShares ETF	Shares	Amount	Shares	Amount

iBonds Dec 2021 Term Treasury
Shares sold	1,350,000	$34,224,979	750,000	$18,985,964
Shares redeemed	—	—	(350,000)	(8,876,057)

Net increase	1,350,000	$34,224,979	400,000	$10,109,907

iBonds Dec 2022 Term Treasury
Shares sold	3,050,000	$77,542,926	150,000	$3,776,813

iBonds Dec 2023 Term Treasury
Shares sold	2,000,000	$51,326,943	700,000	$17,793,712

iBonds Dec 2024 Term Treasury
Shares sold	1,350,000	$34,727,789	500,000	$12,738,445

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

	Year Ended 10/31/21		Period Ended 10/31/20
iShares ETF	Shares	Amount	Shares	Amount

iBonds Dec 2025 Term Treasury
Shares sold	350,000	$9,067,515	600,000	$15,335,853
Shares redeemed	(100,000)	(2,572,037)	—	—

Net increase	250,000	$6,495,478	600,000	$15,335,853

iBonds Dec 2026 Term Treasury
Shares sold	—	$—	850,000	$21,902,972
Shares redeemed	(200,000)	(5,143,801)	—	—

Net increase (decrease)	(200,000)	$(5,143,801)	850,000	$21,902,972

iBonds Dec 2027 Term Treasury
Shares sold	1,200,000	$30,414,180	550,000	$14,312,412
Shares redeemed	(500,000)	(12,908,961)	—	—

Net increase	700,000	$17,505,219	550,000	$14,312,412

iBonds Dec 2028 Term Treasury
Shares sold	1,250,000	$32,040,269	550,000	$14,383,685
Shares redeemed	(1,050,000)	(27,101,333)	—	—

Net increase	200,000	$4,938,936	550,000	$14,383,685

iBonds Dec 2029 Term Treasury
Shares sold	100,000	$2,592,414	900,000	$23,477,309
Shares redeemed	(300,000)	(7,674,159)	—	—

Net increase (decrease)	(200,000)	$(5,081,745)	900,000	$23,477,309

iBonds Dec 2030 Term Treasury
Shares sold	50,000	$1,171,868	100,000	$2,506,431

			Period Ended 10/31/21
iShares ETF			Shares	Amount

iBonds Dec 2031 Term Treasury
Shares sold			100,000	$2,490,895

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.     SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Planned Fund Liquidation: In accordance with its prospectus and its investment objective, the iShares iBonds Dec 2021 Term Treasury ETF ceased trading after the close of business on November 30, 2021, when all of the bonds included in the Fund’s underlying index matured. Proceeds of the liquidation are currently scheduled to be sent to shareholders on December 3, 2021.

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares iBonds Dec 2021 Term Treasury ETF, iShares iBonds Dec 2022 Term Treasury ETF, iShares iBonds Dec 2023 Term Treasury ETF, iShares iBonds Dec 2024 Term Treasury ETF, iShares iBonds Dec 2025 Term Treasury ETF, iShares iBonds Dec 2026 Term Treasury ETF, iShares iBonds Dec 2027 Term Treasury ETF, iShares iBonds Dec 2028 Term Treasury ETF, iShares iBonds Dec 2029 Term Treasury ETF, iShares iBonds Dec 2030 Term Treasury ETF and iShares iBonds Dec 2031 Term Treasury ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares iBonds Dec 2021 Term Treasury ETF, iShares iBonds Dec 2022 Term Treasury ETF, iShares iBonds Dec 2023 Term Treasury ETF, iShares iBonds Dec 2024 Term Treasury ETF, iShares iBonds Dec 2025 Term Treasury ETF, iShares iBonds Dec 2026 Term Treasury ETF, iShares iBonds Dec 2027 Term Treasury ETF, iShares iBonds Dec 2028 Term Treasury ETF, iShares iBonds Dec 2029 Term Treasury ETF, iShares iBonds Dec 2030 Term Treasury ETF and iShares iBonds Dec 2031 Term Treasury ETF (eleven of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

iShares iBonds Dec 2021 Term Treasury ETF, iShares iBonds Dec 2022 Term Treasury ETF, iShares iBonds Dec 2023 Term Treasury ETF, iShares iBonds Dec 2024 Term Treasury ETF, iShares iBonds Dec 2025 Term Treasury ETF, iShares iBonds Dec 2026 Term Treasury ETF, iShares iBonds Dec 2027 Term Treasury ETF, iShares iBonds Dec 2028 Term Treasury ETF and iShares iBonds Dec 2029 Term Treasury ETF: statements of operations for the year ended October 31, 2021, and statements of changes in net assets for the year ended October 31, 2021 and the period February 25, 2020 (commencement of operations) to October 31, 2020.

iShares iBonds Dec 2030 Term Treasury ETF: statement of operations for the year ended October 31, 2021, and statement of changes in net assets for the year ended October 31, 2021 and the period July 14, 2020 (commencement of operations) to October 31, 2020.

iShares iBonds Dec 2031 Term Treasury ETF: statements of operations and changes in net assets for the period July 13, 2021 (commencement of operations) to October 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	69

Important Tax Information  (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends
iBonds Dec 2021 Term Treasury	$3,087
iBonds Dec 2022 Term Treasury	43,761
iBonds Dec 2023 Term Treasury	118,396
iBonds Dec 2024 Term Treasury	101,402
iBonds Dec 2025 Term Treasury	115,148
iBonds Dec 2026 Term Treasury	117,691
iBonds Dec 2027 Term Treasury	153,831
iBonds Dec 2028 Term Treasury	198,919
iBonds Dec 2029 Term Treasury	146,035
iBonds Dec 2030 Term Treasury	22,539
iBonds Dec 2031 Term Treasury	9,830

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends
iBonds Dec 2021 Term Treasury	$3,080
iBonds Dec 2022 Term Treasury	43,761
iBonds Dec 2023 Term Treasury	118,396
iBonds Dec 2024 Term Treasury	101,402
iBonds Dec 2025 Term Treasury	115,148
iBonds Dec 2026 Term Treasury	117,691
iBonds Dec 2027 Term Treasury	153,831
iBonds Dec 2028 Term Treasury	198,919
iBonds Dec 2029 Term Treasury	146,035
iBonds Dec 2030 Term Treasury	22,539
iBonds Dec 2031 Term Treasury	9,830

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2021:

iShares ETF	Federal Obligation Interest
iBonds Dec 2021 Term Treasury	$3,019
iBonds Dec 2022 Term Treasury	43,746
iBonds Dec 2023 Term Treasury	118,347
iBonds Dec 2024 Term Treasury	101,389
iBonds Dec 2025 Term Treasury	115,146
iBonds Dec 2026 Term Treasury	117,677
iBonds Dec 2027 Term Treasury	153,828
iBonds Dec 2028 Term Treasury	198,901
iBonds Dec 2029 Term Treasury	146,000
iBonds Dec 2030 Term Treasury	22,538
iBonds Dec 2031 Term Treasury	9,830

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares iBonds Dec 2021 Term Treasury ETF, iShares iBonds Dec 2022 Term Treasury ETF, iShares iBonds Dec 2023 Term Treasury ETF, iShares iBonds Dec 2024 Term Treasury ETF, iShares iBonds Dec 2025 Term Treasury ETF, iShares iBonds Dec 2026 Term Treasury ETF, iShares iBonds Dec 2027 Term Treasury ETF, iShares iBonds Dec 2028 Term Treasury ETF, iShares iBonds Dec 2029 Term Treasury ETF, iShares iBonds Dec 2030 Term Treasury ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	71

Board Review and Approval of Investment Advisory Contract  (continued)

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

iShares iBonds Dec 2031 Term Treasury ETF

(the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on March 30-31, 2021, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the overall fund expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board considered information that it had previously received regarding economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	73

Board Review and Approval of Investment Advisory Contract  (continued)

noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
iBonds Dec 2021 Term Treasury(a)	$0.010126	$0.013853	$0.000275	$0.024254	42%	57%	1%		100%
iBonds Dec 2022 Term Treasury	0.061206	0.090874	—	0.152080	40	60	—		100
iBonds Dec 2023 Term Treasury(a)	0.083787	—	0.000391	0.084178	100	—	0	(b)	100
iBonds Dec 2024 Term Treasury(a)	0.131569	0.023956	0.002026	0.157551	84	15	1		100
iBonds Dec 2025 Term Treasury	0.155678	—	—	0.155678	100	—	—		100
iBonds Dec 2026 Term Treasury	0.164823	—	—	0.164823	100	—	—		100
iBonds Dec 2027 Term Treasury	0.176549	—	—	0.176549	100	—	—		100
iBonds Dec 2028 Term Treasury	0.197370	—	—	0.197370	100	—	—		100
iBonds Dec 2029 Term Treasury(a)	0.189505	—	0.001080	0.190585	99	—	1		100
iBonds Dec 2030 Term Treasury	0.177080	—	—	0.177080	100	—	—		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	75

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin
America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock
Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of
PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO
Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts
Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the
BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	77

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by ICE Data Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1024-1021

OCTOBER 31, 2021

2021 Annual Report

iShares Trust

• iShares 0-5 Year High Yield Corporate Bond ETF | SHYG | NYSE Arca

• iShares Broad USD High Yield Corporate Bond ETF | USHY | Cboe BZX

• iShares ESG Advanced High Yield Corporate Bond ETF | HYXF | NASDAQ

• iShares Fallen Angels USD Bond ETF | FALN | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market declined slightly for the 12 months ended October 31, 2021 (“reporting period”). The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -0.48%.

The U.S. economy continued to recover from the effects of the coronavirus pandemic, growing at a brisk pace during the reporting period. Driven by strong consumer spending and significant fiscal and monetary stimulus, U.S. growth outpaced most other developed economies. An ongoing COVID-19 vaccination program helped accelerate the easing of pandemic-related restrictions, and consumers returned to activities that were previously curtailed, such as travel, restaurant dining, and in-person shopping. Spending on goods also remained elevated, leading imports to rise to an all-time high.

However, this robust consumer demand combined with continued pandemic-related disruptions to the global supply chain led to significantly higher inflation. Similarly, in the labor market, the reopening economy and pent-up demand meant that hiring accelerated, and the unemployment rate fell substantially. Nonetheless, total employment remained notably below pre-pandemic levels and job openings reached a record high despite rising wages. Elevated demand drove an increase in industrial production, although rising commodities prices and supply delays constrained growth, particularly late in the reporting period. The emergence of the highly contagious Delta variant, which was responsible for a significant rise in cases beginning late in summer 2021, also weighed on the economy.

The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchasing program. The Fed indicated that it would begin slowing its bond buying activities late in 2021 and signaled that an interest rate increase could be possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

U. S. Treasuries declined, as inflation increased, and investors moved toward equities and lower-rated bonds. Rising domestic inflation expectations pressured U. S. Treasuries, which typically lose value in an inflationary environment. U.S. Treasury yields (which move inversely to prices) began the reporting period near historic lows, but generally rose as inflation increased and the economy continued to strengthen. Yields of U.S. Treasuries with intermediate- and long-term maturities, which are more sensitive to inflation, generally increased more than short-term U.S. Treasuries. However, long-term U.S. Treasury yields rose less than intermediate-term U.S. Treasury yields, with two-year, 10-year, and 30-year U.S. Treasury yields rising by 0.34%, 0.67%, and 0.28%, respectively.

Mortgage-backed securities (“MBS”) declined slightly, despite ongoing support from Fed bond purchasing. MBS performance was constrained by prepayments, as homeowners took advantage of low mortgage rates to refinance their mortgages at a lower interest rate.

On the upside, most corporate bonds advanced for the reporting period, particularly lower-rated corporate bonds. A narrowing yield spread (the difference between yields on corporate bonds and U.S. Treasuries) buoyed the performance of corporate bonds compared to U.S. Treasuries. Investors’ ongoing search for yield in a low interest rate environment drove the decline in the yield spread and supported corporate bond prices. High-yield bonds gained the most, as investors’ concerns about solvency abated alongside the growing economy, and the Fed’s support led to high investor confidence. Corporate bond issuance was elevated by historical standards as companies took advantage of low yields to refinance and lock in advantageous borrowing costs.

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Fund Summary as of October 31, 2021	iShares® 0-5 Year High Yield Corporate Bond ETF

Investment Objective

The iShares 0-5 Year High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid High Yield 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	9.25%	4.84%	4.06%	9.25%	26.66%	37.79%
Fund Market	8.98	4.81	4.06	8.98	26.49	37.77
Index	9.71	5.21	4.41	9.71	28.91	41.52

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/13. The first day of secondary market trading was 10/17/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,016.50	$ 1.52		$ 1,000.00	$ 1,023.70	$ 1.53		0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® 0-5 Year High Yield Corporate Bond ETF

Portfolio Management Commentary

Short-term high-yield corporate bonds advanced sharply during the reporting period amid a strong economic recovery from the disruptions of the coronavirus pandemic and investor demand for higher-yield investments in a low interest rate environment. Corporate earnings recovered as economies reopened, pushing the ratio of debt to profits back to pre-pandemic levels and driving investor optimism surrounding credit quality. On the supply side, bond issuance reached historically high levels as companies sought to capitalize on rising investor demand and low interest rates to refinance existing higher-cost debt.

The Index advanced despite increasing concerns regarding ongoing inflation, which rose briskly amid rising consumer demand and supply chain disruptions. High-yield credit spreads (the difference in yield between high-yield bonds and U.S. Treasuries) also declined during the reporting period. While the Fed maintained interest rates at historically low levels, high-yield corporate bond yields declined to record lows due to strong corporate balance sheets combined with strong investor demand. In addition, many companies that were downgraded at the beginning of the pandemic strengthened their financial positions as the economy improved, contributing to the fall in yields and credit spreads. Short-term bonds rated Ba were the top contributors to the Index’s return, though all other rating categories in the Index contributed.

From an industry perspective, high-yield corporate bonds issued by companies in the energy industry contributed the most to the Index’s performance, as the global recovery produced rising demand for energy, leading to sharply higher oil prices. The consumer cyclicals industry also contributed, as revenues of gaming companies rose due to recovery in travel and entertainment spending as the U.S. economy reopened. Bonds issued by automotive companies gained, benefiting from strength in electric vehicle orders.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)

Baa	3.9%
Ba	47.6
B	34.0
Caa	12.2
Ca	0.2
Not Rated	2.1

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)

0-1 Year	4.8%
1-2 Years	10.4
2-3 Years	14.1
3-4 Years	35.2
4-5 Years	35.4
5-6 Years	0.1

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF

Investment Objective

The iShares Broad USD High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds, as represented by the ICE BofA U.S. High Yield Constrained Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception

Fund NAV	10.31%	5.39%	10.31%	23.47%
Fund Market	10.03	5.42	10.03	23.65
Index	10.74	5.50	10.74	23.97

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/25/17. The first day of secondary market trading was 10/26/17.

On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE BofA US High Yield Constrained Index. Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the ICE BofA US High Yield Constrained Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the ICE BofA US High Yield Constrained Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,023.50	$ 0.77		$ 1,000.00	$ 1,024.40	$ 0.77		0.15%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021 (continued)	iShares® Broad USD High Yield Corporate Bond ETF

Portfolio Management Commentary

High-yield corporate bonds advanced for the reporting period amid a strong economic recovery from the disruptions of the coronavirus pandemic and elevated investor demand for higher-yield investments in a low-interest-rate environment. Corporate earnings recovered as the U.S. economy reopened, supporting investor optimism surrounding credit quality, as the ratio of debt to profits decreased significantly. On the supply side, high-yield bond issuance reached historically high levels as companies sought to capitalize on rising investor demand and lower interest rates to refinance existing, higher-cost debt.

The Index advanced despite increasing concerns regarding ongoing inflation, which rose sharply amid rising consumer demand and supply chain disruptions. High-yield credit spreads (the difference in yield between high-yield bonds and U.S. Treasuries) declined during the reporting period. While the Fed maintained interest rates at historically low levels, high yield corporate bond yields declined to record lows, falling below the inflation rate for the first time on record, due to strong corporate balance sheets combined with solid investor demand. In addition, many companies which were downgraded at the beginning of the pandemic strengthened their financial positions as the economy improved, contributing to the fall in yields and spreads. High yield bonds rated Ba contributed the most to the Index’s return, followed by bonds rated B and Caa.

From an industry perspective, high-yield corporate bonds issued by companies in the energy industry contributed the most to the Index’s performance, as the global recovery led to rising demand for energy, which drove prices for oil, natural gas, and coal sharply higher. The consumer cyclicals industry also contributed as a rebound in demand for cruises benefited the leisure industry.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)

Baa	3.9%
Ba	45.5
B	37.4
Caa	11.5
Ca	0.2
Not Rated	1.5

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)

0-1 Year	0.1%
1-5 Years	34.3
5-10 Years	56.9
10-15 Years	3.7
15-20 Years	1.3
More than 20 Years	3.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® ESG Advanced High Yield Corporate Bond ETF

Investment Objective

The iShares ESG Advanced High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated high yield corporate bonds from issuers with a favorable environmental, social and governance rating as identified by the index provider, while applying extensive screens for involvement in controversial activities , as represented by the Bloomberg MSCI US High Yield Choice ESG Screened Index (the “Index”) (formerly the Bloomberg Barclays MSCI US High Yield Choice ESG Screened Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	6.25%	5.70%	6.34%	6.25%	31.95%	39.24%
Fund Market	6.14	5.77	6.37	6.14	32.36	39.42
Index	6.87	6.07	6.73	6.87	34.26	41.98

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/14/16. The first day of secondary market trading was 6/16/16.

Index performance through September 14, 2020 reflects the performance of the Markit iBoxx USD Liquid High Yield ex-Oil & Gas Index. Index performance beginning on September 15, 2020 reflects the performance of the Bloomberg MSCI US High Yield Choice ESG Screened Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,015.50	$ 1.78		$ 1,000.00	$ 1,023.40	$ 1.79		0.35%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2021 (continued)	iShares® ESG Advanced High Yield Corporate Bond ETF

Portfolio Management Commentary

U.S. high yield corporate bonds issued by companies with positive environmental, social, and governance (“ESG”) characteristics with additional screens for controversial activities posted a solid advance for the reporting period. Investor interest in the ESG attributes of companies continued to grow during the reporting period as the global economy recovered from the effects of the coronavirus pandemic. For many investors, the threat to public health from COVID-19 underscored the importance of a financial reporting system that accounts for the effects of company behavior on global social and environmental well-being. Companies with ESG attributes were also supported by significant wind and solar power incentives included in a December 2020 stimulus bill. Additionally, a rule proposed by the Department of Labor in October 2021 would expand the ability of retirement plan sponsors to offer ESG products, reversing the stance of the prior administration.

Bonds issued by consumer cyclical companies contributed the most to the Index’s return, as fiscal stimulus and increased COVID-19 vaccinations led to higher consumer spending, particularly on entertainment. A significant rebound in travel and in-person activities supported leisure companies, including cruise lines and amusement park operators. Bonds of retailers also advanced, helped by higher spending and fewer pandemic-related shopping restrictions.

Bonds of communications companies also contributed solidly to the Index’s performance, particularly in the media and entertainment industry. Households continued to spend on home entertainment platforms, even as restrictions on other activities loosened. Radio and television broadcasters benefited as the economic recovery drove an increase in advertising spending.

In terms of relative performance, the Index underperformed the broader market, as represented by the Bloomberg U.S. Corporate High Yield Index. Relative to the broader market, the ESG selection process leads to overweight and underweight positions in bonds with higher or lower ESG characteristics, respectively. Consequently, the Index attained an ESG quality score that was 48.40% higher than the broader market, with 63.86% lower exposure to carbon-intensive companies. Relative to the broader market, the Index held overweight positions in the technology and communications sectors and a significant underweight in the energy sector. The Index’s relative lack of exposure to the energy sector was the largest source of detraction from relative performance, as energy companies benefited from rising oil prices during the reporting period. However, overweight positions in the technology and communications sectors contributed to the Index’s relative return.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)

Baa	6.2%
Ba	50.8
B	36.4
Caa	5.0
Not Rated	1.6

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)

1-5 Years	28.7%
5-10 Years	64.0
10-15 Years	3.0
15-20 Years	0.9
More than 20 Years	3.4

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® Fallen Angels USD Bond ETF

Investment Objective

The iShares Fallen Angels USD Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds that were previously rated investment grade, as represented by the Bloomberg U.S. High Yield Fallen Angel 3% Capped Index (the “Index”)(formerly the Bloomberg Barclays U.S. High Yield Fallen Angel 3% Capped Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	14.45%	8.21%	9.38%	14.45%	48.40%	62.07%
Fund Market	13.85	8.24	9.42	13.85	48.57	62.37
Index	15.40	8.98	10.06	15.40	53.73	67.42

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/14/16. The first day of secondary market trading was 6/16/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,038.10	$ 1.28		$ 1,000.00	$ 1,023.90	$ 1.28		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2021 (continued)	iShares® Fallen Angels USD Bond ETF

Portfolio Management Commentary

High-yield corporate bonds of companies formerly rated as high-quality issuers advanced sharply for the reporting period. Credit rating downgrades due to the coronavirus pandemic added significantly to the ranks of “fallen angels,” which subsequently benefited from improved investor optimism due to economic recovery amid the rollouts of coronavirus vaccines, driving yields lower. High-yield credit spreads, the difference in yield between high-yield bonds and U.S. Treasuries, also declined during the reporting period. Support from the Fed and the recovery of corporate earnings, which increased as the U.S. economy reopened, drove investor confidence. On the supply side, high-yield corporate bond issuance reached historically high levels as companies sought to capitalize on rising investor demand to shore up their balance sheets.

High-yield corporate bonds issued by companies in the energy industry, which represented approximately 25% of the Index on average, contributed the most to the Index’s performance. During the economic disruptions of the early part of the pandemic, reduced oil prices led to downgrades of a significant number of energy companies. Subsequently, as the global economic recovery produced rising demand for energy, oil prices rose sharply. High-yield consumer cyclicals industry bonds were also contributors, as consumers increased purchases of apparel and footwear for social gatherings as pandemic-related restrictions were lifted. High-yield bonds in the leisure industry advanced amid a strong recovery in cruise bookings.

In terms of performance by credit rating, high-yield corporate bonds rated Ba, which represented approximately 74% of the Index on average, contributed the most to the Index’s return. While all credit-quality ratings contributed to the Index’s performance, higher-rated high-yield bonds benefited from investors’ expectations that the improving financial environment would pave the way for credit upgrades.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)

Baa	9.5%
Ba	77.7
B	8.0
Caa	1.7
C	0.4
Not Rated	2.7

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments	(a)

0-1 Year	0.6%
1-5 Years	36.9
5-10 Years	26.1
10-15 Years	12.2
15-20 Years	8.9
More than 20 Years	15.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	13

Schedule of Investments October 31, 2021	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.2%
Clear Channel International BV, 6.63%, 08/01/25 (Call 02/01/22)(a)	$3,560	$3,706,405
Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 06/15/25 (Call 06/15/22)(a)(b)	4,315	4,532,548
Summer BC Bidco B LLC, 5.50%, 10/31/26 (Call 07/15/23)(a)	4,265	4,337,292

		12,576,245

Aerospace & Defense — 3.5%
Bombardier Inc.
7.13%, 06/15/26 (Call 06/15/23)(a)	11,875	12,453,906
7.50%, 12/01/24 (Call 11/29/21)(a)	10,119	10,536,409
7.50%, 03/15/25 (Call 11/29/21)(a)(b)	13,910	14,275,137
F-Brasile SpA / F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26 (Call 08/15/22)(a)	4,725	4,767,445
Howmet Aerospace Inc.
5.13%, 10/01/24 (Call 07/01/24)	12,002	13,245,407
6.88%, 05/01/25 (Call 04/01/25)	9,929	11,517,441
Rolls-Royce PLC, 3.63%, 10/14/25 (Call 07/14/25)(a)(b)	10,280	10,485,600
Spirit AeroSystems Inc.
5.50%, 01/15/25 (Call 10/15/22)(a)(b)	5,135	5,356,276
7.50%, 04/15/25 (Call 04/15/22)(a)(b)	12,111	12,755,911
SSL Robotics LLC, 9.75%, 12/31/23 (Call 12/15/21)(a)	7,157	7,732,494
TransDigm Inc.
6.25%, 03/15/26 (Call 03/15/22)(a)	41,150	43,001,750
6.38%, 06/15/26 (Call 11/29/21)(b)	8,825	9,111,813
8.00%, 12/15/25 (Call 04/08/22)(a)(b)	10,370	11,027,977
TransDigm UK Holdings PLC, 6.88%, 05/15/26 (Call 11/29/21)(b)	4,487	4,731,407
Triumph Group Inc.
6.25%, 09/15/24 (Call 11/29/21)(a)(b)	5,444	5,442,421
7.75%, 08/15/25 (Call 11/29/21)(b)	4,805	4,883,153
8.88%, 06/01/24 (Call 02/01/23)(a)(b)	6,082	6,705,405

		188,029,952

Airlines — 3.2%
Air Canada, 3.88%, 08/15/26 (Call 02/15/26)(a)(b)	11,960	12,119,855
American Airlines Group Inc.
3.75%, 03/01/25(a)(b)	4,858	4,432,196
5.00%, 06/01/22(a)(b)	7,617	7,650,324
American Airlines Inc., 11.75%, 07/15/25(a)	24,560	30,423,700
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26(a)	35,023	36,717,238
Delta Air Lines Inc.
2.90%, 10/28/24 (Call 09/28/24)(b)	8,605	8,780,187
3.63%, 03/15/22 (Call 02/15/22)	8,521	8,578,195
3.80%, 04/19/23 (Call 03/19/23)(b)	4,767	4,936,525
7.38%, 01/15/26 (Call 12/15/25)(b)	10,871	12,767,989
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(a)(b)	12,339	12,955,950
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (Call 09/20/23)(a)	5,690	6,376,590
United Airlines Holdings Inc.
4.25%, 10/01/22(b)	3,776	3,854,352
4.88%, 01/15/25(b)	3,342	3,456,525
United Airlines Inc., 4.38%, 04/15/26 (Call 10/15/25)(a)	20,139	20,830,732

		173,880,358

Apparel — 0.7%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(a)	8,693	9,084,988

Security	Par (000)		Value

Apparel (continued)
4.88%, 05/15/26 (Call 02/15/26)(a)	$8,825		$9,431,719
5.38%, 05/15/25 (Call 05/15/22)(a)(b)	6,810		7,096,659
Michael Kors USA Inc., 4.50%, 11/01/24 (Call 09/01/24)(a)	4,310		4,557,006
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)	5,270		5,419,701
William Carter Co. (The), 5.50%, 05/15/25 (Call 05/15/22)(a)	4,433		4,640,243

			40,230,316

Auto Manufacturers — 3.5%
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(a)	11,763		12,875,449
Ford Motor Co.
8.50%, 04/21/23	15,690		17,198,986
9.00%, 04/22/25 (Call 03/22/25)	16,194		19,473,285
Ford Motor Credit Co. LLC
2.70%, 08/10/26 (Call 07/10/26)	6,400		6,383,991
2.98%, 08/03/22 (Call 07/03/22)	4,110		4,149,309
3.09%, 01/09/23	7,247		7,367,663
3.10%, 05/04/23	4,466		4,545,074
3.22%, 01/09/22	2,884		2,894,975
3.34%, 03/28/22 (Call 02/28/22)	3,930		3,953,782
3.35%, 11/01/22(b)	6,080		6,171,200
3.37%, 11/17/23	4,440		4,556,550
3.38%, 11/13/25 (Call 10/13/25)	10,791		11,087,753
3.81%, 01/09/24 (Call 11/09/23)	3,298		3,413,430
4.06%, 11/01/24 (Call 10/01/24)(b)	6,881		7,207,503
4.13%, 08/04/25(b)	6,215		6,564,793
4.14%, 02/15/23 (Call 01/15/23)	4,100		4,218,213
4.25%, 09/20/22(b)	4,480		4,582,189
4.38%, 08/06/23	2,890		3,009,213
4.39%, 01/08/26	6,142		6,572,778
4.54%, 08/01/26 (Call 06/01/26)	3,550		3,822,569
4.69%, 06/09/25 (Call 04/09/25)	2,400		2,565,720
5.13%, 06/16/25 (Call 05/16/25)	7,899		8,587,705
5.58%, 03/18/24 (Call 02/18/24)	7,186		7,742,915
5.60%, 01/07/22	7,506		7,561,779
Jaguar Land Rover Automotive PLC
5.63%, 02/01/23 (Call 11/29/21)(a)	3,749		3,764,090
7.75%, 10/15/25 (Call 10/15/22)(a)	7,460		8,010,699
JB Poindexter & Co. Inc., 7.13%, 04/15/26 (Call 11/29/21)(a)	5,175		5,441,997
Mclaren Finance PLC, 7.50%, 08/01/26 (Call 08/01/23)(a)	5,960		5,946,988
Navistar International Corp., 9.50%, 05/01/25(a)	0	(c)	—

			189,670,598

Auto Parts & Equipment — 1.4%
Adient Global Holdings Ltd., 4.88%, 08/15/26 (Call 11/29/21)(a)(b)	7,550		7,691,260
Adient U.S. LLC, 9.00%, 04/15/25 (Call 04/15/22)(a)	5,917		6,335,450
American Axle & Manufacturing Inc., 6.25%, 03/15/26 (Call 11/09/21)(b)	4,263		4,385,561
Clarios Global LP, 6.75%, 05/15/25 (Call 05/15/22)(a)	5,348		5,636,409
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26 (Call 05/15/22)(a)(b)	8,040		8,411,850
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 11/29/21)(a)	3,820		3,934,600
Goodyear Tire & Rubber Co. (The)
5.00%, 05/31/26 (Call 11/29/21)(b)	7,620		7,799,729
9.50%, 05/31/25 (Call 05/31/22)	8,739		9,524,983
Tenneco Inc., 5.00%, 07/15/26 (Call 11/29/21)(b)	4,715		4,580,622

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Parts & Equipment (continued)
ZF North America Capital Inc.
4.50%, 04/29/22(a)	$6,396	$6,486,077
4.75%, 04/29/25(a)	10,436	11,188,436

		75,974,977

Banks — 1.8%
CIT Group Inc.
3.93%, 06/19/24 (Call 06/19/23)(b)(d)	4,398	4,574,165
4.75%, 02/16/24 (Call 11/16/23)(b)	4,542	4,834,883
5.00%, 08/15/22	10,643	10,979,537
5.00%, 08/01/23	6,721	7,145,797
5.25%, 03/07/25 (Call 12/07/24)(b)	4,602	5,065,594
Commerzbank AG, 8.13%, 09/19/23(a)(b)	10,263	11,490,425
Deutsche Bank AG, 4.50%, 04/01/25(b)	15,398	16,500,651
Freedom Mortgage Corp.
7.63%, 05/01/26 (Call 05/01/23)(a)(b)	5,935	5,805,666
8.13%, 11/15/24 (Call 11/29/21)(a)	4,846	4,899,760
8.25%, 04/15/25 (Call 11/29/21)(a)	7,021	7,113,823
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)(b)	19,956	21,501,830

		99,912,131

Building Materials — 0.4%
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25 (Call 07/15/22)(a)	5,405	5,760,378
Jeld-Wen Inc., 4.63%, 12/15/25 (Call 11/29/21)(a)(b)	4,884	4,943,829
Koppers Inc., 6.00%, 02/15/25 (Call 11/29/21)(a)(b)	4,882	4,980,519
New Enterprise Stone & Lime Co. Inc., 6.25%, 03/15/26 (Call 11/07/21)(a)	5,271	5,444,375

		21,129,101

Chemicals — 1.9%
CF Industries Inc., 3.45%, 06/01/23	4,383	4,545,478
Cornerstone Chemical Co., 6.75%, 08/15/24 (Call 11/29/21)(a)(b)	4,384	3,945,600
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23 (Call 11/15/21)(a)(b)	1,618	1,619,011
GCP Applied Technologies Inc., 5.50%, 04/15/26 (Call 11/15/21)(a)	300	307,200
GPD Companies Inc., 10.13%, 04/01/26 (Call 04/01/22)(a)	4,886	5,239,930
INEOS Group Holdings SA, 5.63%, 08/01/24 (Call 11/09/21)(a)(b)	4,356	4,362,195
INEOS Quattro Finance 2 PLC, 3.38%, 01/15/26 (Call 01/15/23)(a)	5,150	5,124,405
Kraton Polymers LLC/Kraton Polymers Capital Corp., 4.25%, 12/15/25 (Call 12/15/22)(a)(b)	4,211	4,358,385
NOVA Chemicals Corp.
4.88%, 06/01/24 (Call 03/03/24)(a)	10,339	10,779,648
5.00%, 05/01/25 (Call 01/31/25)(a)(b)	4,839	5,117,394
Nufarm Australia Ltd./Nufarm Americas Inc., 5.75%, 04/30/26 (Call 11/29/21)(a)(b)	1,200	1,225,733
OCI NV
4.63%, 10/15/25 (Call 10/15/22)(a)(b)	3,829	3,986,252
5.25%, 11/01/24 (Call 11/01/21)(a)(b)	5,664	5,818,202
Olin Corp., 9.50%, 06/01/25 (Call 03/01/25)(a)(b)	6,012	7,410,005
Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 04/01/25 (Call 11/29/21)(a)	4,995	5,098,646
Rayonier AM Products Inc.
5.50%, 06/01/24 (Call 11/29/21)(a)(b)	4,950	4,900,500
7.63%, 01/15/26 (Call 01/15/24)(a)(b)	4,920	5,079,900
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26 (Call 11/01/23)(a)	3,210	3,250,125
TPC Group Inc., 10.50%, 08/01/24 (Call 11/29/21)(a)	8,857	8,077,268

Security	Par (000)	Value

Chemicals (continued)
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc., 5.38%, 09/01/25 (Call 11/29/21)(a)(b)	$5,340	$5,443,943
Tronox Inc., 6.50%, 05/01/25 (Call 05/01/22)(a)	4,993	5,242,650
Venator Finance Sarl/Venator Materials LLC, 5.75%, 07/15/25 (Call 11/29/21)(a)(b)	3,645	3,404,685

		104,337,155

Coal — 0.1%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 7.50%, 05/01/25 (Call 11/29/21)(a)	3,575	3,652,602
Coronado Finance Pty Ltd., 10.75%, 05/15/26 (Call 05/15/23)(a)	3,530	3,841,628

		7,494,230

Commercial Services — 2.9%
ADT Security Corp. (The), 4.13%, 06/15/23	6,765	7,036,249
Ahern Rentals Inc., 7.38%, 05/15/23 (Call 11/29/21)(a)(b)	4,820	4,639,973
Albion Financing 1 Sarl/Aggreko Holdings Inc., 6.13%, 10/15/26 (Call 10/15/23)(a)	5,655	5,708,044
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26 (Call 07/15/22)(a)	19,425	20,432,672
Aptim Corp., 7.75%, 06/15/25 (Call 11/15/21)(a)(b)	4,810	3,913,555
Brink’s Co. (The), 5.50%, 07/15/25 (Call 07/15/22)(a)	3,389	3,539,810
Cimpress PLC, 7.00%, 06/15/26 (Call 11/29/21)(a)(b)	6,225	6,481,781
CoreCivic Inc., 8.25%, 04/15/26 (Call 04/15/24)	6,785	6,912,558
Graham Holdings Co., 5.75%, 06/01/26 (Call 11/09/21)(a)	75	78,128
Jaguar Holding Co. II/PPD Development LP, 4.63%, 06/15/25 (Call 06/15/22)(a)	6,021	6,264,850
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer Inc., 5.00%, 02/01/26 (Call 02/01/23)(a)	3,920	3,996,440
Modulaire Global Finance PLC, 8.00%, 02/15/23 (Call 11/09/21)(a)	5,705	5,818,030
MoneyGram International Inc., 5.38%, 08/01/26 (Call 08/01/23)(a)(b)	4,175	4,197,763
Nielsen Co Luxembourg SARL (The), 5.00%, 02/01/25 (Call 11/29/21)(a)(b)	5,229	5,317,239
Prime Security Services Borrower LLC/Prime Finance Inc.
5.25%, 04/15/24(a)(b)	7,499	7,973,783
5.75%, 04/15/26(a)	13,935	14,890,633
Ritchie Bros. Auctioneers Inc., 5.38%, 01/15/25 (Call 11/29/21)(a)	5,918	6,031,182
Sabre GLBL Inc.
7.38%, 09/01/25 (Call 09/01/22)(a)	8,843	9,418,154
9.25%, 04/15/25 (Call 03/16/25)(a)(b)	7,892	9,120,469
Square Inc., 2.75%, 06/01/26 (Call 05/01/26)(a)	9,990	10,116,102
Team Health Holdings Inc., 6.38%, 02/01/25 (Call 11/15/21)(a)(b)	6,989	6,179,674
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 11/29/21)(a)	200	211,862
WASH Multifamily Acquisition Inc., 5.75%, 04/15/26 (Call 04/15/23)(a)	8,645	8,915,156

		157,194,107

Computers — 1.6%
Dell International LLC/EMC Corp., 7.13%, 06/15/24 (Call 11/02/21)(a)	14,582	14,877,319
Diebold Nixdorf Inc.
8.50%, 04/15/24 (Call 11/29/21)(b)	3,417	3,412,216
9.38%, 07/15/25 (Call 07/15/22)(a)	8,094	8,686,380
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 11/29/21)(a)(b)	9,800	8,207,500

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Computers (continued)
Seagate HDD Cayman
4.75%, 06/01/23	$4,650		$4,859,250
4.75%, 01/01/25(b)	5,160		5,566,350
4.88%, 03/01/24 (Call 01/01/24)(b)	5,500		5,857,775
Vericast Corp., 11.00%, 09/15/26 (Call 09/15/23)(a)	12,332		12,887,327
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(b)	22,815		25,067,981

			89,422,098

Cosmetics & Personal Care — 0.4%
Avon Products Inc., 6.50%, 03/15/23	1,867		1,960,350
Coty Inc.
5.00%, 04/15/26 (Call 04/15/23)(a)	9,165		9,409,980
6.50%, 04/15/26 (Call 11/29/21)(a)(b)	5,725		5,889,594
Oriflame Investment Holding PLC, 5.13%, 05/04/26 (Call 05/15/23)(a)	5,050		4,970,867

			22,230,791

Distribution & Wholesale — 0.6%
Avient Corp.
5.25%, 03/15/23	4,916		5,180,235
5.75%, 05/15/25 (Call 05/15/22)(a)	7,128		7,463,037
G-III Apparel Group Ltd., 7.88%, 08/15/25 (Call 08/15/22)(a)	4,693		5,003,911
KAR Auction Services Inc., 5.13%, 06/01/25 (Call 11/29/21)(a)(b)	9,941		9,993,273
Wolverine Escrow LLC, 8.50%, 11/15/24 (Call 11/29/21)(a)(b)	6,010		5,574,275

			33,214,731

Diversified Financial Services — 4.2%
Ally Financial Inc., 5.75%, 11/20/25 (Call 10/21/25)(b)	11,253		12,767,654
Credit Acceptance Corp.
5.13%, 12/31/24 (Call 12/31/21)(a)(b)	4,684		4,777,680
6.63%, 03/15/26 (Call 03/15/22)(b)	3,445		3,597,355
Curo Group Holdings Corp., 8.25%, 09/01/25(a)	0	(c)	—
Enact Holdings Inc., 6.50%, 08/15/25 (Call 02/15/25)(a)	7,860		8,633,231
Enova International Inc., 8.50%, 09/15/25 (Call 11/29/21)(a)	3,870		3,986,100
Finance of America Funding LLC, 7.88%, 11/15/25 (Call 11/15/22)(a)(b)	3,208		3,105,695
goeasy Ltd., 5.38%, 12/01/24 (Call 12/01/21)(a)	6,127		6,298,765
Home Point Capital Inc., 5.00%, 02/01/26 (Call 02/01/23)(a)(b)	5,299		4,746,579
LD Holdings Group LLC, 6.50%, 11/01/25 (Call 11/01/22)(a)	4,700		4,617,456
Navient Corp.
5.50%, 01/25/23(b)	8,875		9,268,251
5.88%, 10/25/24	5,025		5,364,188
6.13%, 03/25/24(b)	8,558		9,156,268
6.50%, 06/15/22	11,250		11,564,677
6.75%, 06/25/25(b)	4,930		5,404,255
6.75%, 06/15/26(b)	4,705		5,195,143
7.25%, 09/25/23(b)	5,252		5,719,136
OneMain Finance Corp.
5.63%, 03/15/23	8,160		8,582,035
6.13%, 05/15/22	9,780		10,021,334
6.13%, 03/15/24 (Call 09/15/23)	13,059		13,891,511
6.88%, 03/15/25(b)	12,284		13,704,419
7.13%, 03/15/26	16,010		18,191,362
8.88%, 06/01/25 (Call 06/01/22)	6,016		6,501,240
PennyMac Financial Services Inc., 5.38%, 10/15/25 (Call 10/15/22)(a)	7,065		7,276,244

Security	Par (000)	Value

Diversified Financial Services (continued)
PHH Mortgage Corp., 7.88%, 03/15/26 (Call 03/15/23)(a)(b)	$4,120	$4,171,500
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., 2.88%, 10/15/26 (Call 10/15/23)(a)	9,822	9,754,474
SLM Corp.
3.13%, 11/02/26 (Call 10/02/26)	5,025	4,987,313
4.20%, 10/29/25 (Call 09/29/25)	5,449	5,766,404
StoneX Group Inc., 8.63%, 06/15/25 (Call 06/15/22)(a)(b)	2,526	2,690,935
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/23 (Call 11/29/21)(a)(b)	4,726	4,831,390
United Wholesale Mortgage LLC, 5.50%, 11/15/25 (Call 11/15/22)(a)	8,051	8,022,353
VistaJet Malta Finance PLC/XO Management Holding Inc., 10.50%, 06/01/24 (Call 06/01/22)(a)	6,518	7,035,611

		229,630,558

Electric — 1.2%
Calpine Corp., 5.25%, 06/01/26 (Call 11/29/21)(a)	7,640	7,858,460
DPL Inc., 4.13%, 07/01/25 (Call 04/01/25)	4,739	5,012,109
Drax Finco PLC, 6.63%, 11/01/25 (Call 11/09/21)(a)	4,355	4,487,682
FirstEnergy Corp.
Series A, 3.35%, 07/15/22 (Call 05/15/22)	6,141	6,212,481
Series B, 4.75%, 03/15/23 (Call 12/15/22)	6,960	7,216,145
FirstEnergy Transmission LLC, 4.35%, 01/15/25 (Call 10/15/24)(a)	5,600	6,060,822
InterGen NV, 7.00%, 06/30/23 (Call 11/29/21)(a)	4,179	4,129,409
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(a)	5,000	5,315,815
4.25%, 07/15/24 (Call 04/15/24)(a)(b)	6,977	7,386,550
4.25%, 09/15/24 (Call 07/15/24)(a)	430	455,962
Talen Energy Supply LLC
6.50%, 06/01/25 (Call 11/29/21)	2,240	1,349,600
10.50%, 01/15/26 (Call 01/15/22)(a)(b)	5,460	3,562,650
Terraform Global Operating LLC, 6.13%, 03/01/26 (Call 11/29/21)(a)	3,230	3,311,622
TransAlta Corp., 4.50%, 11/15/22 (Call 08/15/22)(b)	3,285	3,351,727

		65,711,034

Electrical Components & Equipment — 0.3%
WESCO Distribution Inc., 7.13%, 06/15/25 (Call 06/15/22)(a)(b)	15,492	16,464,623

Electronics — 0.4%
Brightstar Escrow Corp., 9.75%, 10/15/25 (Call 10/15/22)(a)	4,359	4,677,116
Sensata Technologies BV
4.88%, 10/15/23(a)	4,716	5,007,508
5.00%, 10/01/25(a)(b)	7,384	8,075,462
5.63%, 11/01/24(a)	4,075	4,492,691

		22,252,777

Energy - Alternate Sources — 0.2%
Sunnova Energy Corp., 5.88%, 09/01/26 (Call 09/01/23)(a)	4,075	4,161,594
TerraForm Power Operating LLC, 4.25%, 01/31/23 (Call 10/31/22)(a)(b)	5,334	5,462,831

		9,624,425

Engineering & Construction — 0.7%
Artera Services LLC, 9.03%, 12/04/25 (Call 02/04/23)(a)	9,770	10,436,802
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 11/29/21)(a)(b)	9,788	9,809,534
Brundage-Bone Concrete Pumping Holdings Inc., 6.00%, 02/01/26 (Call 02/01/23)(a)	4,160	4,355,520

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Engineering & Construction (continued)
Fluor Corp., 3.50%, 12/15/24 (Call 09/15/24)(b)	$5,155	$5,361,200
Tutor Perini Corp., 6.88%, 05/01/25 (Call 11/15/21)(a)	5,369	5,468,103

		35,431,159

Entertainment — 3.5%
AMC Entertainment Holdings Inc., 10.50%, 04/15/25 (Call 04/15/22)(a)(b)	4,385	4,713,875
Banijay Entertainment SASU, 5.38%, 03/01/25 (Call 03/01/22)(a)(b)	3,650	3,756,215
Caesars Entertainment Inc., 6.25%, 07/01/25 (Call 07/01/22)(a)	33,896	35,636,729
Caesars Resort Collection LLC/CRC Finco Inc., 5.75%, 07/01/25 (Call 07/01/22)(a)(b)	9,755	10,250,066
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/24 (Call 11/29/21)(b)	3,245	3,276,385
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25 (Call 05/01/22)(a)	10,970	11,399,559
Cinemark USA Inc., 5.88%, 03/15/26 (Call 03/15/23)(a)(b)	4,135	4,156,765
Golden Entertainment Inc., 7.63%, 04/15/26 (Call 04/15/22)(a)(b)	4,560	4,806,810
International Game Technology PLC
4.13%, 04/15/26 (Call 04/15/23)(a)	8,475	8,740,098
6.50%, 02/15/25 (Call 08/15/24)(a)(b)	10,566	11,738,276
Jacobs Entertainment Inc., 7.88%, 02/01/24 (Call 11/29/21)(a)	3,840	3,960,800
Live Nation Entertainment Inc., 4.88%, 11/01/24 (Call 11/29/21)(a)(b)	5,924	5,990,645
Merlin Entertainments Ltd., 5.75%, 06/15/26 (Call 03/17/26)(a)(b)	3,850	3,982,560
Mohegan Gaming & Entertainment
7.88%, 10/15/24 (Call 11/15/21)(a)(b)	4,083	4,236,113
8.00%, 02/01/26 (Call 02/01/23)(a)	11,770	12,151,054
Scientific Games International Inc.
5.00%, 10/15/25 (Call 11/29/21)(a)	12,466	12,840,656
8.25%, 03/15/26 (Call 03/15/22)(a)	10,803	11,464,684
8.63%, 07/01/25 (Call 07/01/22)(a)	5,846	6,318,795
Six Flags Entertainment Corp., 4.88%, 07/31/24 (Call 11/29/21)(a)(b)	9,843	9,954,467
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 07/01/22)(a)	7,069	7,510,812
Vail Resorts Inc., 6.25%, 05/15/25 (Call 05/15/22)(a)(b)	6,095	6,421,971
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 7.75%, 04/15/25 (Call 04/15/22)(a)(b)	6,115	6,441,602

		189,748,937

Environmental Control — 0.6%
Covanta Holding Corp., 5.88%, 07/01/25 (Call 11/29/21)(b)	3,450	3,559,969
GFL Environmental Inc.
3.75%, 08/01/25 (Call 08/01/22)(a)	8,075	8,308,771
4.25%, 06/01/25 (Call 06/01/22)(a)(b)	5,712	5,889,619
Stericycle Inc., 5.38%, 07/15/24 (Call 11/15/21)(a)	5,481	5,623,506
Tervita Corp., 11.00%, 12/01/25 (Call 12/01/23)(a)	3,188	3,665,403
Waste Pro USA Inc., 5.50%, 02/15/26 (Call 11/29/21)(a)(b)	4,905	4,855,950

		31,903,218

Food — 2.0%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 09/15/22)(a)	8,460	8,604,731
3.50%, 02/15/23 (Call 12/15/22)(a)(b)	7,601	7,734,090
7.50%, 03/15/26 (Call 03/15/22)(a)	5,573	5,997,941

Security	Par (000)	Value

Food (continued)
B&G Foods Inc., 5.25%, 04/01/25 (Call 11/29/21)(b)	$8,380	$8,562,265
Chobani LLC/Chobani Finance Corp. Inc., 7.50%, 04/15/25 (Call 11/29/21)(a)	5,070	5,268,652
Del Monte Foods Inc., 11.88%, 05/15/25 (Call 05/15/22)(a) .	5,818	6,534,341
FAGE International SA/FAGE USA Dairy Industry Inc., 5.63%, 08/15/26 (Call 11/29/21)(a)(b)	3,750	3,840,112
Fresh Market Inc. (The), 9.75%, 05/01/23 (Call 11/29/21)(a)	4,900	5,041,474
H-Food Holdings LLC/Hearthside Finance Co. Inc., 8.50%, 06/01/26 (Call 11/29/21)(a)	4,025	4,164,869
JBS USA Food Co., 7.00%, 01/15/26 (Call 01/15/22)(a)	9,459	9,863,669
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)	18,075	18,876,988
3.50%, 06/06/22(b)	3,030	3,082,557
Lamb Weston Holdings Inc., 4.63%, 11/01/24 (Call 11/18/21)(a)	7,568	7,746,478
Performance Food Group Inc., 5.50%, 06/01/24(a)	0	—
Sigma Holdco BV, 7.88%, 05/15/26 (Call 11/09/21)(a)(b)	4,665	4,550,801
U.S. Foods Inc., 6.25%, 04/15/25 (Call 04/15/22)(a)	10,184	10,676,798

		110,545,766

Food Service — 0.4%
Aramark Services Inc.
5.00%, 04/01/25 (Call 11/29/21)(a)(b)	5,848	5,986,890
6.38%, 05/01/25 (Call 05/01/22)(a)	15,367	16,174,889

		22,161,779

Forest Products & Paper — 0.1%
Schweitzer-Mauduit International Inc., 6.88%, 10/01/26 (Call 11/29/21)(a)	3,500	3,649,505

Gas — 0.5%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)(b)	7,007	7,606,589
5.63%, 05/20/24 (Call 03/20/24)(b)	6,235	6,742,217
5.88%, 08/20/26 (Call 05/20/26)(b)	6,400	7,148,000
Rockpoint Gas Storage Canada Ltd., 7.00%, 03/31/23 (Call 11/29/21)(a)	2,981	2,992,978

		24,489,784

Health Care - Products — 0.0%
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 7.38%, 06/01/25 (Call 06/01/22)(a)	446	467,653

Health Care - Services — 4.6%
Air Methods Corp., 8.00%, 05/15/25 (Call 11/29/21)(a)(b)	4,000	3,070,000
Akumin Inc., 7.00%, 11/01/25 (Call 11/01/22)(a)(b)	4,400	4,198,821
CHS/Community Health Systems Inc.
6.63%, 02/15/25 (Call 02/15/22)(a)	14,275	14,902,108
8.00%, 03/15/26 (Call 03/15/22)(a)	20,582	21,739,737
Encompass Health Corp., 5.75%, 09/15/25 (Call 11/29/21)(b)	2,990	3,061,352
Global Medical Response Inc., 6.50%, 10/01/25 (Call 11/03/21)(a)(b)	6,330	6,244,545
HCA Inc.
5.38%, 02/01/25	25,094	27,917,075
5.38%, 09/01/26 (Call 03/01/26)(b)	8,600	9,785,834
5.88%, 05/01/23	11,367	12,162,916
5.88%, 02/15/26 (Call 08/15/25)	14,563	16,592,791
IQVIA Inc., 5.00%, 10/15/26 (Call 11/29/21)(a)(b)	3,150	3,237,311
Legacy LifePoint Health LLC, 6.75%, 04/15/25 (Call 04/15/22)(a)	6,192	6,510,468
Magellan Health Inc., 4.90%, 09/22/24 (Call 07/22/24)	3,869	4,235,665

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
ModivCare Inc., 5.88%, 11/15/25 (Call 11/15/22)(a)	$5,880	$6,166,650
Molina Healthcare Inc., 5.38%, 11/15/22 (Call 08/15/22)(b)	7,311	7,530,330
Prime Healthcare Services Inc., 7.25%, 11/01/25 (Call 11/01/22)(a)	10,304	11,001,066
Quorum Health Corp., 11.63%, 04/15/23(e)(f)	2,653	—
RP Escrow Issuer LLC, 5.25%, 12/15/25 (Call 12/15/22)(a)(b)	8,340	8,340,000
Select Medical Corp., 6.25%, 08/15/26 (Call 08/15/22)(a)	11,425	11,957,308
Surgery Center Holdings Inc., 6.75%, 07/01/25 (Call 11/29/21)(a)(b)	3,420	3,489,896
Tenet Healthcare Corp.
4.63%, 07/15/24 (Call 11/29/21)	6,528	6,633,794
4.63%, 09/01/24 (Call 11/15/21)(a)	5,830	5,909,434
4.88%, 01/01/26 (Call 03/01/22)(a)	20,798	21,343,948
6.75%, 06/15/23	17,889	19,221,731
7.50%, 04/01/25 (Call 04/01/22)(a)	6,885	7,306,706
U.S. Acute Care Solutions LLC, 6.38%, 03/01/26 (Call 03/01/23)(a)	5,065	5,254,938

		247,814,424

Holding Companies - Diversified — 1.0%
FS Energy & Power Fund, 7.50%, 08/15/23 (Call 05/15/23)(a)	5,215	5,436,638
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24 (Call 06/15/24)	11,185	11,592,637
6.25%, 05/15/26 (Call 05/15/22)	10,756	11,272,697
6.38%, 12/15/25 (Call 11/29/21)(b)	7,850	8,012,839
6.75%, 02/01/24 (Call 11/29/21)(b)	5,011	5,078,990
Stena AB, 7.00%, 02/01/24(a)(b)	4,837	5,012,583
Stena International SA
5.75%, 03/01/24(a)	2,470	2,561,884
6.13%, 02/01/25 (Call 02/01/22)(a)	3,315	3,397,851

		52,366,119

Home Builders — 1.0%
Empire Communities Corp., 7.00%, 12/15/25 (Call 12/15/22)(a)	5,130	5,340,731
Forestar Group Inc., 3.85%, 05/15/26 (Call 05/15/23)(a)(b)	4,500	4,488,750
KB Home
7.50%, 09/15/22(b)	3,622	3,820,576
7.63%, 05/15/23 (Call 11/15/22)	4,013	4,269,914
Meritage Homes Corp., 6.00%, 06/01/25 (Call 03/01/25)(b)	5,180	5,813,902
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 06/15/22)(a)(b)	5,396	5,670,690
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.
5.63%, 03/01/24 (Call 12/01/23)(a)(b)	4,035	4,314,373
5.88%, 04/15/23 (Call 01/15/23)(a)	3,413	3,568,647
Toll Brothers Finance Corp.
4.38%, 04/15/23 (Call 01/15/23)(b)	5,194	5,380,413
5.88%, 02/15/22 (Call 11/15/21)	4,570	4,580,720
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24(b)	4,895	5,413,707

		52,662,423

Household Products & Wares — 0.1%
Spectrum Brands Inc., 5.75%, 07/15/25 (Call 11/29/21)(b)	3,559	3,651,485

Housewares — 0.8%
CD&R Smokey Buyer Inc., 6.75%, 07/15/25 (Call 07/15/22)(a)	8,429	8,920,411

Security	Par (000)	Value

Housewares (continued)
Newell Brands Inc.
4.35%, 04/01/23 (Call 02/01/23)	$10,716	$11,180,110
4.70%, 04/01/26 (Call 01/01/26)	17,437	19,105,942
4.88%, 06/01/25 (Call 05/01/25)(b)	5,300	5,805,302

		45,011,765

Insurance — 1.2%
Acrisure LLC/Acrisure Finance Inc.
7.00%, 11/15/25 (Call 11/29/21)(a)(b)	8,910	9,009,509
10.13%, 08/01/26 (Call 08/01/22)(a)(b)	3,400	3,771,779
AssuredPartners Inc., 7.00%, 08/15/25 (Call 11/29/21)(a)	4,910	4,973,011
Genworth Holdings Inc.
4.80%, 02/15/24	4,051	4,128,860
4.90%, 08/15/23	3,251	3,332,438
HUB International Ltd., 7.00%, 05/01/26 (Call 11/09/21)(a)	16,150	16,691,933
NMI Holdings Inc., 7.38%, 06/01/25 (Call 03/30/25)(a)(b)	4,506	5,182,891
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)	4,739	5,028,201
6.63%, 03/15/25 (Call 09/15/24)(b)	5,223	5,829,211
USI Inc./NY, 6.88%, 05/01/25 (Call 11/29/21)(a)(b)	6,440	6,534,454

		64,482,287

Internet — 1.5%
Cogent Communications Group Inc.
3.50%, 05/01/26 (Call 02/01/26)(a)(b)	5,035	5,073,417
5.38%, 03/01/22 (Call 12/01/21)(a)(b)	2,457	2,466,249
Millennium Escrow Corp., 6.63%, 08/01/26 (Call 08/01/23)(a)(b)	7,940	8,075,900
Netflix Inc.
3.63%, 06/15/25 (Call 03/15/25)(a)	4,915	5,228,918
5.50%, 02/15/22	5,828	5,908,135
5.75%, 03/01/24	3,054	3,363,218
5.88%, 02/15/25	7,657	8,681,124
NortonLifeLock Inc.
3.95%, 06/15/22 (Call 03/15/22)	3,526	3,560,357
5.00%, 04/15/25 (Call 11/09/21)(a)	11,121	11,270,160
Photo Holdings Merger Sub Inc., 8.50%, 10/01/26 (Call 10/01/22)(a)(b)	7,750	8,149,125
TripAdvisor Inc., 7.00%, 07/15/25 (Call 07/15/22)(a)	5,349	5,678,097
Uber Technologies Inc., 7.50%, 05/15/25 (Call 05/15/22)(a)(b)	10,059	10,717,271
VeriSign Inc., 5.25%, 04/01/25 (Call 01/01/25)	700	782,250

		78,954,221

Iron & Steel — 0.6%
ArcelorMittal SA, 4.55%, 03/11/26(b)	4,323	4,745,155
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 07/15/26 (Call 11/29/21)(a)(b)	5,095	5,377,773
Cleveland-Cliffs Inc.
6.75%, 03/15/26 (Call 03/15/22)(a)(b)	9,075	9,650,193
9.88%, 10/17/25 (Call 10/17/22)(a)	5,878	6,724,890
United States Steel Corp., 6.25%, 03/15/26 (Call 10/31/21)(b)	3,857	3,979,508

		30,477,519

Leisure Time — 1.1%
Constellation Merger Sub Inc., 8.50%, 09/15/25 (Call 11/29/21)(a)	3,987	3,839,897
Life Time Inc.
5.75%, 01/15/26 (Call 01/15/23)(a)	8,990	9,240,551
8.00%, 04/15/26 (Call 02/01/23)(a)(b)	5,101	5,356,050
NCL Corp. Ltd.
3.63%, 12/15/24 (Call 12/15/21)(a)(b)	5,388	5,105,130

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Leisure Time (continued)
5.88%, 03/15/26 (Call 12/15/25)(a)(b)	$14,047	$14,130,165
10.25%, 02/01/26 (Call 08/01/23)(a)(b)	7,423	8,492,756
12.25%, 05/15/24 (Call 02/15/24)(a)	6,517	7,697,196
Viking Cruises Ltd., 13.00%, 05/15/25 (Call 05/15/22)(a)(b)	7,336	8,420,697

		62,282,442

Lodging — 3.1%
Boyd Gaming Corp., 8.63%, 06/01/25 (Call 06/01/22)(a)	5,989	6,462,430
Genting New York LLC/GENNY Capital Inc., 3.30%, 02/15/26 (Call 01/15/26)(a)	4,700	4,674,961
Hilton Domestic Operating Co. Inc., 5.38%, 05/01/25 (Call 05/01/22)(a)	4,491	4,682,683
Marriott Ownership Resorts Inc., 6.13%, 09/15/25 (Call 05/15/22)(a)	2,679	2,811,557
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 11/29/21)(a)(b)	9,285	9,205,084
5.25%, 04/26/26 (Call 04/26/22)(a)(b)	5,552	5,496,561
MGM China Holdings Ltd.
5.25%, 06/18/25 (Call 06/18/22)(a)(b)	4,475	4,430,514
5.38%, 05/15/24 (Call 11/09/21)(a)(b)	7,379	7,395,736
5.88%, 05/15/26 (Call 05/15/22)(a)(b)	7,670	7,679,326
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)(b)	4,200	4,394,355
5.75%, 06/15/25 (Call 03/15/25)(b)	6,703	7,272,546
6.00%, 03/15/23	11,608	12,263,504
6.75%, 05/01/25 (Call 05/01/22)(b)	7,432	7,844,476
7.75%, 03/15/22	10,939	11,205,040
Studio City Finance Ltd., 6.00%, 07/15/25 (Call 07/15/22)(a)	5,052	4,901,703
Travel + Leisure Co.
3.90%, 03/01/23 (Call 12/01/22)	3,086	3,175,494
4.25%, 03/01/22 (Call 12/01/21)	7,159	7,174,750
6.60%, 10/01/25 (Call 07/01/25)	3,578	3,997,878
6.63%, 07/31/26 (Call 04/30/26)(a)(b)	6,350	7,082,282
Universal Entertainment Corp., 8.50%, 12/11/24 (Call 12/11/23)(a)	6,135	6,414,143
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)(a)	4,309	4,350,140
5.50%, 03/01/25 (Call 12/01/24)(a)	18,005	18,320,087
Wynn Macau Ltd.
4.88%, 10/01/24 (Call 11/09/21)(a)(b)	6,001	5,689,636
5.50%, 01/15/26 (Call 06/15/22)(a)(b)	10,165	9,576,523

		166,501,409

Machinery — 0.5%
Cleaver-Brooks Inc., 7.88%, 03/01/23 (Call 11/29/21)(a)(b)	3,568	3,528,879
Colfax Corp., 6.38%, 02/15/26 (Call 02/15/22)(a)	1,565	1,632,599
Maxim Crane Works Holdings Capital LLC, 10.13%, 08/01/24 (Call 11/29/21)(a)(b)	3,574	3,676,753
Stevens Holding Co. Inc., 6.13%, 10/01/26 (Call 10/01/23)(a)	4,000	4,324,000
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 11/29/21)(a)(b)	6,840	6,964,579
Weir Group PLC (The), 2.20%, 05/13/26 (Call 04/13/26)(a)(b)	3,470	3,446,404
Welbilt Inc., 9.50%, 02/15/24 (Call 11/29/21)(b)	3,523	3,612,837

		27,186,051

Manufacturing — 0.5%
FXI Holdings Inc., 7.88%, 11/01/24 (Call 11/29/21)(a)	5,667	5,773,256
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (Call 01/15/22)(a)(b)	6,970	7,211,476

Security	Par (000)	Value

Manufacturing (continued)
Hillenbrand Inc.
5.00%, 09/15/26 (Call 07/15/26)(b)	$3,900	$4,382,586
5.75%, 06/15/25 (Call 06/15/22)	3,375	3,557,180
Trinity Industries Inc., 4.55%, 10/01/24 (Call 07/01/24)	4,640	4,915,152

		25,839,650

Media — 4.4%
AMC Networks Inc.
4.75%, 08/01/25 (Call 11/29/21)(b)	7,500	7,687,500
5.00%, 04/01/24 (Call 11/29/21)	4,726	4,783,108
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/15/21)(a)	5,467	5,476,260
5.50%, 05/01/26 (Call 11/29/21)(a)(b)	250	258,250
Cengage Learning Inc., 9.50%, 06/15/24 (Call 11/29/21)(a)(b)	5,857	5,992,434
CSC Holdings LLC
5.25%, 06/01/24(b)	7,507	7,891,533
5.88%, 09/15/22	6,683	6,865,947
6.75%, 11/15/21	9,989	10,012,744
Cumulus Media New Holdings Inc., 6.75%, 07/01/26 (Call 07/01/22)(a)(b)	4,685	4,880,013
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26 (Call 08/15/22)(a)	22,750	12,853,750
DISH DBS Corp.
5.00%, 03/15/23	14,908	15,431,643
5.88%, 07/15/22	19,359	19,879,273
5.88%, 11/15/24	20,299	21,604,226
7.75%, 07/01/26(b)	20,012	22,262,221
Gannett Holdings LLC, 6.00%, 11/01/26 (Call 11/01/23)(a)	1,520	1,516,580
Gray Television Inc., 5.88%, 07/15/26 (Call 11/29/21)(a)(b)	5,650	5,831,271
iHeartCommunications Inc., 6.38%, 05/01/26 (Call 05/01/22)(b)	7,225	7,568,188
Meredith Corp., 6.88%, 02/01/26 (Call 12/01/21)(b)	10,604	11,005,892
Quebecor Media Inc., 5.75%, 01/15/23	8,280	8,714,700
Radiate Holdco LLC/Radiate Finance Inc., 4.50%, 09/15/26 (Call 09/15/23)(a)(b)	9,000	9,144,360
Sirius XM Radio Inc., 3.13%, 09/01/26 (Call 09/01/23)(a)(b)	10,075	10,100,187
TEGNA Inc., 4.75%, 03/15/26 (Call 03/15/23)(a)	6,169	6,416,068
Townsquare Media Inc., 6.88%, 02/01/26 (Call 02/01/23)(a)	5,765	6,067,045
Univision Communications Inc.
5.13%, 02/15/25 (Call 11/09/21)(a)(b)	12,811	13,036,474
9.50%, 05/01/25 (Call 05/01/22)(a)	3,488	3,783,645
Videotron Ltd., 5.38%, 06/15/24 (Call 03/15/24)(a)	6,669	7,185,090

		236,248,402

Mining — 1.0%
Arconic Corp., 6.00%, 05/15/25 (Call 05/15/22)(a)	6,530	6,844,397
Constellium SE, 5.88%, 02/15/26 (Call 11/29/21)(a)	4,947	5,031,655
FMG Resources August 2006 Pty Ltd., 5.13%, 05/15/24 (Call 02/15/24)(a)	7,324	7,806,560
Freeport-McMoRan Inc.
3.55%, 03/01/22 (Call 12/01/21)(b)	6,528	6,542,277
3.88%, 03/15/23 (Call 12/15/22)(b)	9,141	9,415,230
4.55%, 11/14/24 (Call 08/14/24)	7,097	7,673,773
Novelis Corp., 3.25%, 11/15/26 (Call 11/15/23)(a)	2,105	2,097,106
Perenti Finance Pty Ltd., 6.50%, 10/07/25 (Call 10/07/22)(a)(b)	4,507	4,708,801
Taseko Mines Ltd., 7.00%, 02/15/26 (Call 02/15/23)(a)(b)	3,725	3,857,275

		53,977,074

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Office & Business Equipment — 0.5%
CDW LLC/CDW Finance Corp.
4.13%, 05/01/25 (Call 05/01/22)	$5,318	$5,487,112
5.50%, 12/01/24 (Call 06/01/24)	5,630	6,166,710
Xerox Corp., 4.38%, 03/15/23 (Call 02/15/23)	9,891	10,216,612
Xerox Holdings Corp., 5.00%, 08/15/25 (Call 07/15/25)(a)(b)	7,540	7,841,600

		29,712,034

Oil & Gas — 9.0%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (Call 02/15/23)(a)	6,895	7,406,678
Antero Resources Corp., 5.00%, 03/01/25 (Call 11/29/21)(b)	5,319	5,396,126
Apache Corp., 4.63%, 11/15/25 (Call 08/15/25)	4,354	4,693,568
Baytex Energy Corp., 5.63%, 06/01/24 (Call 11/29/21)(a)(b)	381	384,187
Berry Petroleum Co. LLC, 7.00%, 02/15/26 (Call 11/29/21)(a)	3,773	3,824,803
Bonanza Creek Energy Inc., 5.00%, 10/15/26 (Call 10/15/23)(a)	4,017	4,057,973
California Resources Corp., 7.13%, 02/01/26 (Call 02/01/23)(a)(b)	4,961	5,233,855
Callon Petroleum Co., 6.13%, 10/01/24 (Call 11/29/21)	4,223	4,153,203
Calumet Specialty Products Partners LP/Calumet Finance Corp.
9.25%, 07/15/24 (Call 11/15/21)(a)	17	18,470
11.00%, 04/15/25 (Call 11/29/21)(a)	5,240	5,691,950
Chesapeake Energy Corp., 5.50%, 02/01/26 (Call 02/05/23)(a)(b)	4,460	4,659,362
Citgo Holding Inc., 9.25%, 08/01/24 (Call 11/29/21)(a)(b)	13,058	13,329,784
CITGO Petroleum Corp.
6.38%, 06/15/26 (Call 06/15/23)(a)	6,635	6,834,050
7.00%, 06/15/25 (Call 06/15/22)(a)	11,465	11,808,606
Comstock Resources Inc., 7.50%, 05/15/25 (Call 11/29/21)(a)	297	308,011
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)	8,935	9,381,750
4.50%, 04/15/23 (Call 01/15/23)	5,517	5,738,673
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 11/29/21)(a)(b)	12,036	12,328,371
CVR Energy Inc., 5.25%, 02/15/25 (Call 02/15/22)(a)	5,607	5,549,436
Devon Energy Corp.
5.25%, 09/15/24 (Call 06/15/24)(a)	1,752	1,918,952
8.25%, 08/01/23 (Call 06/01/23)(a)	565	627,093
Endeavor Energy Resources LP/EER Finance Inc., 6.63%, 07/15/25 (Call 07/15/22)(a)(b)	5,493	5,792,573
Energean Israel Finance Ltd.
4.50%, 03/30/24 (Call 12/30/23)(a)	5,700	5,812,860
4.88%, 03/30/26 (Call 12/30/25)(a)	6,410	6,514,163
Ensign Drilling Inc., 9.25%, 04/15/24 (Call 11/29/21)(a)	6,034	5,973,660
EQT Corp.
3.00%, 10/01/22 (Call 09/01/22)(b)	3,839	3,883,110
3.13%, 05/15/26 (Call 05/15/23)(a)	5,826	5,872,972
6.63%, 02/01/25 (Call 01/01/25)	9,214	10,356,207
Gulfport Energy Operating Corp.
8.00%, 05/17/26 (Call 05/17/24)(b)	5,400	5,965,380
8.00%, 05/17/26 (Call 05/17/24)(a)	75	82,853
Harbour Energy PLC, 5.50%, 10/15/26 (Call 10/15/23)(a)	4,840	4,836,418
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75%, 10/01/25 (Call 11/15/21)(a)(b)	880	897,644
Independence Energy Finance LLC, 7.25%, 05/01/26 (Call 05/01/23)(a)(b)	4,805	4,992,996

Security	Par (000)	Value

Oil & Gas (continued)
Ithaca Energy North Sea PLC, 9.00%, 07/15/26 (Call 07/15/23)(a)	$6,070	$6,257,354
Laredo Petroleum Inc., 9.50%, 01/15/25 (Call 01/15/22)	5,478	5,641,427
Leviathan Bond Ltd.
5.75%, 06/30/23 (Call 03/30/23)(a)	4,835	5,018,204
6.13%, 06/30/25 (Call 03/30/25)(a)	5,589	6,032,832
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (Call 11/09/21)(a)	3,500	3,591,875
Matador Resources Co., 5.88%, 09/15/26 (Call 11/15/21)(b)	10,500	10,840,316
MEG Energy Corp., 6.50%, 01/15/25 (Call 11/29/21)(a)	4,249	4,349,914
Moss Creek Resources Holdings Inc., 7.50%, 01/15/26 (Call 11/29/21)(a)	6,855	6,238,050
Murphy Oil Corp.
5.75%, 08/15/25 (Call 11/29/21)(b)	4,953	5,075,999
6.88%, 08/15/24 (Call 11/29/21)(b)	3,958	4,037,488
Nabors Industries Inc., 5.75%, 02/01/25 (Call 11/01/24)(b)	5,886	5,591,700
Nabors Industries Ltd., 7.25%, 01/15/26 (Call 07/15/22)(a)	5,675	5,500,494
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (Call 11/29/21)(a)(b)	8,090	8,271,193
Oasis Petroleum Inc., 6.38%, 06/01/26 (Call 06/01/23)(a)(b)	3,705	3,918,038
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	7,674	7,766,906
2.90%, 08/15/24 (Call 07/15/24)	26,779	27,279,767
3.13%, 02/15/22 (Call 11/29/21)	6,260	6,260,926
3.20%, 08/15/26 (Call 06/15/26)	3,600	3,651,570
3.40%, 04/15/26 (Call 01/15/26)	8,590	8,755,601
3.50%, 06/15/25 (Call 03/15/25)	6,275	6,488,171
5.50%, 12/01/25 (Call 09/01/25)	7,169	7,882,244
5.55%, 03/15/26 (Call 12/15/25)	10,035	11,076,131
5.88%, 09/01/25 (Call 06/01/25)	8,675	9,629,250
6.95%, 07/01/24	5,275	5,927,781
8.00%, 07/15/25 (Call 04/15/25)(b)	4,170	4,935,275
Ovintiv Exploration Inc.
5.38%, 01/01/26 (Call 10/01/25)(b)	6,385	7,099,622
5.63%, 07/01/24	9,430	10,379,412
PBF Holding Co. LLC/PBF Finance Corp.
7.25%, 06/15/25 (Call 11/29/21)	5,990	4,660,220
9.25%, 05/15/25 (Call 05/15/22)(a)	11,878	11,491,965
PDC Energy Inc.
5.75%, 05/15/26 (Call 11/29/21)	7,545	7,761,919
6.13%, 09/15/24 (Call 11/29/21)(b)	3,779	3,838,897
Penn Virginia Escrow LLC, 9.25%, 08/15/26 (Call 08/15/23)(a)	3,775	3,942,044
Puma International Financing SA, 5.13%, 10/06/24 (Call 11/09/21)(a)	4,500	4,527,500
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)(b)	6,600	6,884,916
5.00%, 08/15/22 (Call 05/15/22)	4,142	4,205,051
5.00%, 03/15/23 (Call 12/15/22)	4,529	4,644,605
9.25%, 02/01/26 (Call 02/01/22)	7,950	8,611,804
SM Energy Co.
6.75%, 09/15/26 (Call 11/29/21)	3,925	4,024,005
10.00%, 01/15/25 (Call 06/17/22)(a)	3,991	4,447,414
Southwestern Energy Co., 6.45%, 01/23/25 (Call 10/23/24)	7,289	7,954,121
Strathcona Resources Ltd., 6.88%, 08/01/26 (Call 08/01/23)(a)	4,700	4,678,192
Talos Production Inc., 12.00%, 01/15/26 (Call 01/15/23)	6,180	6,706,880

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Tap Rock Resources LLC, 7.00%, 10/01/26 (Call 10/01/23)(a)	$2,730	$2,811,900
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 11/29/21)(a)	3,974	3,900,275
Transocean Inc.
7.25%, 11/01/25 (Call 11/09/21)(a)	4,091	3,375,525
7.50%, 01/15/26 (Call 11/09/21)(a)	5,435	4,375,175
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 11/29/21)(a)(b)	2,958	2,968,114
Transocean Sentry Ltd., 5.38%, 05/15/23 (Call 11/29/21)(a)(b)	4,891	4,817,408
Vantage Drilling International, 9.25%, 11/15/23 (Call 11/29/21)(a)	2,850	2,633,685
W&T Offshore Inc., 9.75%, 11/01/23 (Call 11/29/21)(a)	4,933	4,811,155

		489,896,047

Oil & Gas Services — 1.0%
CSI Compressco LP/CSI Compressco Finance Inc., 7.50%, 04/01/25 (Call 11/29/21)(a)(b)	3,340	3,306,600
Exterran Energy Solutions LP/EES Finance Corp., 8.13%, 05/01/25 (Call 11/29/21)	3,580	3,459,175
KCA Deutag UK Finance PLC, 9.88%, 12/01/25 (Call 12/01/22)(a)	4,410	4,801,435
Oceaneering International Inc., 4.65%, 11/15/24 (Call 08/15/24)(b)	4,315	4,479,509
TechnipFMC PLC, 6.50%, 02/01/26 (Call 02/01/23)(a)	9,235	9,868,098
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24 (Call 11/29/21)(a)	1,225	1,243,373
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 04/01/26 (Call 11/29/21)(b)	6,630	6,855,950
Weatherford International Ltd., 11.00%, 12/01/24 (Call 12/01/21)(a)(b)	17,472	18,214,560

		52,228,700

Packaging & Containers — 2.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 08/15/26 (Call 08/15/22)(a)	11,325	11,557,099
5.25%, 04/30/25 (Call 04/30/22)(a)	8,114	8,417,630
Ball Corp.
4.00%, 11/15/23(b)	9,656	10,151,104
4.88%, 03/15/26 (Call 12/15/25)	7,415	8,129,258
5.25%, 07/01/25(b)	10,021	11,171,536
Berry Global Inc., 4.50%, 02/15/26 (Call 11/29/21)(a)(b)	2,800	2,844,075
Cascades Inc./Cascades USA Inc., 5.13%, 01/15/26 (Call 01/15/23)(a)	4,012	4,247,394
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)(b)	3,700	3,949,750
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 11/29/21)	8,910	9,187,156
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 11/29/21)(a)	7,614	7,652,070
7.88%, 07/15/26 (Call 11/29/21)(a)(b)	4,600	4,807,993
LABL Inc., 6.75%, 07/15/26 (Call 07/15/22)(a)	7,100	7,352,228
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/24 (Call 11/29/21)(a)(b)	15,304	15,326,956
7.25%, 04/15/25 (Call 11/29/21)(a)(b)	13,572	13,150,318
Owens-Brockway Glass Container Inc., 5.88%, 08/15/23(a)(b)	7,719	8,104,950
Plastipak Holdings Inc., 6.25%, 10/15/25 (Call 11/29/21)(a)(b)	5,615	5,716,800

Security	Par (000)	Value

Packaging & Containers (continued)
Sealed Air Corp.
5.13%, 12/01/24 (Call 09/01/24)(a)(b)	$5,013	$5,400,479
5.25%, 04/01/23 (Call 01/01/23)(a)	3,668	3,834,894
5.50%, 09/15/25 (Call 06/15/25)(a)	4,145	4,576,309
Trivium Packaging Finance BV, 5.50%, 08/15/26 (Call 08/15/22)(a)(b)	8,425	8,755,651

		154,333,650

Pharmaceuticals — 3.3%
Bausch Health Americas Inc., 9.25%, 04/01/26 (Call 04/01/22)(a)	15,220	16,188,916
Bausch Health Companies Inc.
5.50%, 11/01/25 (Call 11/29/21)(a)	16,910	17,188,124
6.13%, 04/15/25 (Call 11/29/21)(a)	23,832	24,288,264
9.00%, 12/15/25 (Call 12/15/21)(a)	14,660	15,413,341
Elanco Animal Health Inc., 5.27%, 08/28/23 (Call 07/28/23)	7,765	8,302,726
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 09/01/22)(a)	5,994	6,443,310
Lannett Co. Inc., 7.75%, 04/15/26 (Call 04/15/23)(a)	3,415	3,158,631
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (Call 11/15/22)(a)	4,855	4,993,374
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (Call 09/15/24)	5,025	5,302,234
4.38%, 03/15/26 (Call 12/15/25)	6,825	7,269,446
PRA Health Sciences Inc., 2.88%, 07/15/26 (Call 07/15/23)(a)(b)	4,475	4,512,944
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/23	28,563	28,771,510
3.15%, 10/01/26(b)	17,000	16,017,754
6.00%, 04/15/24 (Call 01/15/24)(b)	12,060	12,694,948
7.13%, 01/31/25 (Call 10/31/24)(b)	9,358	10,045,251

		180,590,773

Pipelines — 4.1%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 7.88%, 05/15/26 (Call 05/15/23)(a)	4,910	5,358,038
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25 (Call 12/15/22)(a)(b)	5,447	5,848,716
Buckeye Partners LP
4.13%, 03/01/25 (Call 02/01/25)(a)	4,973	5,091,730
4.15%, 07/01/23 (Call 04/01/23)	3,669	3,786,958
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.75%, 04/01/25 (Call 11/29/21)	4,343	4,450,706
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)(b)	4,264	4,391,920
4.95%, 04/01/22 (Call 01/01/22)	2,936	2,947,010
5.38%, 07/15/25 (Call 04/15/25)(b)	7,659	8,486,792
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	7,550	7,831,147
4.40%, 04/01/24 (Call 01/01/24)	4,897	5,111,244
4.85%, 07/15/26 (Call 04/15/26)(b)	4,875	5,066,547
EQM Midstream Partners LP
4.00%, 08/01/24 (Call 05/01/24)(b)	5,174	5,355,090
4.75%, 07/15/23 (Call 06/15/23)(b)	5,570	5,863,038
6.00%, 07/01/25 (Call 04/01/25)(a)	6,405	6,966,505
Genesis Energy LP/Genesis Energy Finance Corp.
6.25%, 05/15/26 (Call 11/29/21)(b)	3,470	3,365,280
6.50%, 10/01/25 (Call 11/29/21)(b)	5,195	5,120,712
Hess Midstream Operations LP, 5.63%, 02/15/26 (Call 11/29/21)(a)(b)	7,200	7,450,200

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
New Fortress Energy Inc.
6.50%, 09/30/26 (Call 03/31/23)(a)(b)	$14,950	$14,538,875
6.75%, 09/15/25 (Call 09/15/22)(a)	12,420	12,113,474
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (Call 02/01/23)(a)	20,507	20,802,916
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 03/01/25 (Call 11/29/21)	3,650	3,101,405
7.50%, 11/01/23 (Call 11/29/21)	5,534	5,324,784
7.50%, 04/15/26 (Call 04/15/22)(b)	2,805	2,400,379
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Call 10/15/22)(a)(b)	4,650	4,811,878
NuStar Logistics LP
5.75%, 10/01/25 (Call 07/01/25)	5,949	6,365,430
6.00%, 06/01/26 (Call 03/01/26)	5,097	5,421,934
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 05/15/23 (Call 11/29/21)(b)	4,909	4,755,594
Rattler Midstream LP, 5.63%, 07/15/25 (Call 07/15/22)(a)	4,922	5,142,260
Rockies Express Pipeline LLC, 3.60%, 05/15/25 (Call 04/15/25)(a)	3,387	3,513,239
Southeast Supply Header LLC, 4.25%, 06/15/24 (Call 03/15/24)(a)(b)	3,470	3,600,288
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, 10/15/26 (Call 10/15/23)(a)	3,260	3,278,908
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 7.50%, 10/01/25 (Call 10/01/22)(a)(b)	5,284	5,713,325
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.88%, 04/15/26 (Call 11/29/21)	5,400	5,642,503
Western Midstream Operating LP
3.95%, 06/01/25 (Call 03/01/25)	4,437	4,658,451
4.00%, 07/01/22 (Call 04/01/22)(b)	5,781	5,839,460
4.35%, 02/01/25 (Call 01/01/25)	8,472	8,894,910
4.65%, 07/01/26 (Call 04/01/26)	4,655	5,041,598

		223,453,244

Real Estate — 0.6%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (Call 11/29/21)(a)	5,877	6,122,365
Greystar Real Estate Partners LLC, 5.75%, 12/01/25 (Call 11/29/21)(a)(b)	4,838	4,922,665
Newmark Group Inc., 6.13%, 11/15/23 (Call 10/15/23)	5,383	5,806,911
Realogy Group LLC/Realogy Co-Issuer Corp.
4.88%, 06/01/23 (Call 03/01/23)(a)	4,130	4,253,900
7.63%, 06/15/25 (Call 06/15/22)(a)(b)	5,880	6,282,486
WeWork Companies Inc., 7.88%, 05/01/25(a)	4,750	4,797,738

		32,186,065

Real Estate Investment Trusts — 3.7%
Blackstone Mortgage Trust Inc., 3.75%, 01/15/27 (Call 10/15/26)(a)	3,700	3,685,015
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26 (Call 05/15/22)(a)(b)	10,360	10,717,420
Diversified Healthcare Trust, 9.75%, 06/15/25 (Call 06/15/22)	9,915	10,801,798
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/26 (Call 03/15/26)(a)(b)	9,450	9,420,461
6.00%, 04/15/25 (Call 04/15/22)(a)	4,010	4,181,227
iStar Inc.
4.25%, 08/01/25 (Call 05/01/25)	5,411	5,555,342
4.75%, 10/01/24 (Call 07/01/24)(b)	6,950	7,325,300
5.50%, 02/15/26 (Call 08/15/22)	4,690	4,887,041

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/25 (Call 11/15/21)(a)	$2,765	$2,796,989
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.63%, 06/15/25 (Call 03/15/25)(a)	7,611	8,183,886
5.63%, 05/01/24 (Call 02/01/24)(b)	10,286	11,133,034
MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 08/01/26 (Call 11/29/21)	3,000	3,093,400
New Residential Investment Corp., 6.25%, 10/15/25 (Call 10/15/22)(a)(b)	5,535	5,548,837
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.50%, 06/01/25 (Call 06/01/22)(a)(b)	5,070	5,379,270
RLJ Lodging Trust LP, 3.75%, 07/01/26 (Call 07/01/23)(a)	5,215	5,267,150
SBA Communications Corp., 4.88%, 09/01/24 (Call 11/08/21)	10,620	10,742,661
Service Properties Trust
4.35%, 10/01/24 (Call 09/01/24)	8,747	8,838,231
4.50%, 06/15/23 (Call 12/15/22)(b)	4,515	4,625,110
4.50%, 03/15/25 (Call 09/15/24)(b)	3,344	3,336,643
4.65%, 03/15/24 (Call 09/15/23)	3,030	3,060,300
4.75%, 10/01/26 (Call 08/01/26)	4,500	4,456,125
5.00%, 08/15/22 (Call 02/15/22)	4,360	4,381,800
5.25%, 02/15/26 (Call 08/15/25)	3,080	3,102,145
7.50%, 09/15/25 (Call 06/15/25)	7,601	8,400,625
Starwood Property Trust Inc.
3.63%, 07/15/26 (Call 01/15/26)(a)	4,010	4,009,198
4.75%, 03/15/25 (Call 09/15/24)(b)	5,252	5,519,327
5.00%, 12/15/21 (Call 11/29/21)(b)	3,047	3,056,446
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC
7.13%, 12/15/24 (Call 12/15/21)(a)	4,975	5,099,485
7.88%, 02/15/25 (Call 02/15/22)(a)	22,229	23,378,239
VICI Properties LP/VICI Note Co. Inc., 3.50%, 02/15/25 (Call 02/15/22)(a)(b)	7,710	7,859,998
XHR LP, 6.38%, 08/15/25 (Call 08/15/22)(a)(b)	5,245	5,533,475

		203,375,978

Retail — 3.7%
1011778 BC ULC/New Red Finance Inc., 5.75%, 04/15/25 (Call 04/15/22)(a)	4,491	4,681,391
99 Escrow Issuer Inc., 7.50%, 01/15/26 (Call 01/15/23)(a)(b)	3,425	3,110,114
Abercrombie & Fitch Management Co., 8.75%, 07/15/25 (Call 07/15/22)(a)	2,860	3,091,985
Bath & Body Works Inc., 9.38%, 07/01/25(a)(b)	4,990	6,221,550
Brinker International Inc., 5.00%, 10/01/24 (Call 07/01/24)(a)(b)	3,694	3,911,023
Carvana Co., 5.63%, 10/01/25 (Call 10/01/22)(a)(b)	5,353	5,460,060
CEC Entertainment LLC, 6.75%, 05/01/26 (Call 05/01/23)(a)	6,291	6,275,928
Dave & Buster’s Inc., 7.63%, 11/01/25 (Call 11/01/22)(a)(b)	5,157	5,537,896
eG Global Finance PLC
6.75%, 02/07/25 (Call 11/09/21)(a)	7,820	8,008,527
8.50%, 10/30/25 (Call 11/29/21)(a)(b)	5,685	5,902,167
Ferrellgas LP/Ferrellgas Finance Corp., 5.38%, 04/01/26 (Call 04/01/23)(a)	6,606	6,428,449
Golden Nugget Inc.
6.75%, 10/15/24 (Call 11/29/21)(a)(b)	13,507	13,557,651
8.75%, 10/01/25 (Call 11/29/21)(a)(b)	5,675	5,908,775
Guitar Center Inc., 8.50%, 01/15/26 (Call 01/15/23)(a)	1,993	2,117,363

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
IRB Holding Corp.
6.75%, 02/15/26 (Call 11/29/21)(a)	$3,217	$3,294,394
7.00%, 06/15/25 (Call 06/15/22)(a)	7,875	8,336,769
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/26 (Call 02/15/23)(a)	7,480	7,581,429
Macy’s Retail Holdings LLC
2.88%, 02/15/23 (Call 11/15/22)	4,145	4,191,631
3.63%, 06/01/24 (Call 03/01/24)(b)	4,560	4,706,832
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (Call 04/01/23)(a)(b)	11,295	11,876,221
Party City Holdings Inc., 8.75%, 02/15/26 (Call 08/15/23)(a)	7,195	7,376,674
Penske Automotive Group Inc., 3.50%, 09/01/25 (Call 09/01/22)(b)	5,454	5,603,985
QVC Inc.
4.38%, 03/15/23	6,159	6,414,085
4.45%, 02/15/25 (Call 11/15/24)(b)	5,752	6,142,848
4.85%, 04/01/24(b)	6,933	7,436,509
Rite Aid Corp.
7.50%, 07/01/25 (Call 07/01/22)(a)(b)	5,635	5,663,175
8.00%, 11/15/26 (Call 01/15/23)(a)	440	444,060
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 11/29/21)(b)	2,959	3,018,180
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/25 (Call 11/28/22)(a)	3,620	3,667,663
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26 (Call 09/30/22)(a)	7,100	7,404,590
Staples Inc., 7.50%, 04/15/26 (Call 04/15/22)(a)(b)	19,265	19,409,487
Yum! Brands Inc., 7.75%, 04/01/25 (Call 04/01/22)(a)	5,846	6,211,375

		198,992,786

Semiconductors — 0.3%
ams AG, 7.00%, 07/31/25 (Call 07/31/22)(a)(b)	4,965	5,244,281
Microchip Technology Inc., 4.25%, 09/01/25 (Call 09/01/22)(b)	12,182	12,658,517

		17,902,798

Software — 1.1%
Boxer Parent Co. Inc.
7.13%, 10/02/25 (Call 06/01/22)(a)(b)	6,575	6,971,979
9.13%, 03/01/26 (Call 11/09/21)(a)	3,710	3,884,941
CDK Global Inc., 5.00%, 10/15/24 (Call 07/15/24)(b)	4,674	5,168,587
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 11/09/21)(a)	13,099	13,206,029
Dun & Bradstreet Corp. (The), 6.88%, 08/15/26 (Call 02/15/22)(a)	3,275	3,424,139
Fair Isaac Corp., 5.25%, 05/15/26 (Call 02/15/26)(a)	4,800	5,373,750
Open Text Corp., 5.88%, 06/01/26 (Call 11/29/21)(a)(b)	500	517,274
PTC Inc., 3.63%, 02/15/25 (Call 02/15/22)(a)	5,737	5,836,210
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 11/29/21)(a)	17,175	17,797,594

		62,180,503

Telecommunications — 6.9%
Cincinnati Bell Inc.
7.00%, 07/15/24 (Call 11/29/21)(a)	6,374	6,491,674
8.00%, 10/15/25 (Call 11/29/21)(a)	1,000	1,042,167
CommScope Inc., 6.00%, 03/01/26 (Call 03/01/22)(a)	15,515	16,044,659
CommScope Technologies LLC, 6.00%, 06/15/25 (Call 11/09/21)(a)	12,451	12,324,373
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 10/01/22)(a)	17,275	17,922,813

Security	Par (000)	Value

Telecommunications (continued)
DKT Finance ApS, 9.38%, 06/17/23 (Call 11/09/21)(a)	$3,441	$3,502,972
Hughes Satellite Systems Corp.
5.25%, 08/01/26	7,525	8,409,468
6.63%, 08/01/26(b)	7,800	8,835,450
Iliad Holding SAS, 6.50%, 10/15/26 (Call 10/15/23)(a)(b)	12,055	12,421,713
Intelsat Jackson Holdings SA
8.00%, 02/15/24 (Call 11/29/21)(a)(f)	10,811	11,039,382
9.50%, 09/30/22(a)(f)	3,595	4,215,138
Intrado Corp., 8.50%, 10/15/25 (Call 11/29/21)(a)(b)	9,815	9,698,202
Level 3 Financing Inc., 5.38%, 05/01/25 (Call 11/29/21)	6,950	7,110,825
Lumen Technologies Inc.
5.63%, 04/01/25 (Call 01/01/25)(b)	4,834	5,196,928
Series T, 5.80%, 03/15/22	14,078	14,255,805
Series W, 6.75%, 12/01/23	7,283	7,996,661
Series Y, 7.50%, 04/01/24 (Call 01/01/24)(b)	9,934	10,925,662
Nokia OYJ, 3.38%, 06/12/22	3,427	3,469,838
Qwest Corp., 6.75%, 12/01/21	8,988	9,029,261
Sprint Communications Inc.
6.00%, 11/15/22(b)	22,035	23,114,274
11.50%, 11/15/21	9,217	9,250,181
Sprint Corp.
7.13%, 06/15/24	25,006	28,256,780
7.63%, 02/15/25 (Call 11/15/24)	14,965	17,415,519
7.63%, 03/01/26 (Call 11/01/25)(b)	14,675	17,591,656
7.88%, 09/15/23	42,592	47,265,407
Telecom Italia SpA/Milano, 5.30%, 05/30/24(a)(b)	15,194	16,181,610
T-Mobile USA Inc.
2.25%, 02/15/26 (Call 02/15/23)	9,645	9,705,281
2.25%, 02/15/26 (Call 02/15/23)(a)	7,520	7,567,000
2.63%, 04/15/26 (Call 04/15/23)	11,510	11,704,711
4.00%, 04/15/22 (Call 03/16/22)(b)	4,783	4,837,492
Trilogy International South Pacific LLC/TISP Finance Inc., 8.88%, 05/15/23 (Call 11/29/21)(a)(b)	2,145	2,090,946
ViaSat Inc., 5.63%, 09/15/25 (Call 11/09/21)(a)	7,255	7,359,291

		372,273,139

Toys, Games & Hobbies — 0.1%
Mattel Inc., 3.38%, 04/01/26 (Call 04/01/23)(a)	7,186	7,406,071

Transportation — 0.4%
Altera Infrastructure LP/Teekay Offshore Finance Corp., 8.50%, 07/15/23 (Call 11/15/21)(a)(b)	5,879	4,495,377
Western Global Airlines LLC, 10.38%, 08/15/25 (Call 05/15/25)(a)(b)	3,413	3,796,323
XPO Logistics Inc., 6.25%, 05/01/25 (Call 05/01/22)(a)	11,229	11,829,190

		20,120,890

Trucking & Leasing — 0.2%
Fly Leasing Ltd., 7.00%, 10/15/24 (Call 11/29/21)(a)	3,810	3,765,372
Fortress Transportation and Infrastructure Investors LLC, 6.50%, 10/01/25 (Call 11/29/21)(a)	8,709	8,964,174

		12,729,546

Water — 0.1%
Solaris Midstream Holdings LLC, 7.63%, 04/01/26 (Call 04/01/23)(a)(b)	3,525	3,717,818

Total Corporate Bonds & Notes — 95.5% (Cost: $5,109,579,549)		5,185,933,321

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Common Stocks

Health Care Technology — 0.0%
Quincy Health LLC(e)	26	$274,960

Total Common Stocks — 0.0% (Cost $2,673,769)		274,960

Warrants

Advertising — 0.0%
Affinion Group Inc. (Expires 12/12/23)	9	0

Total Warrants — 0.0% (Cost $0)		—

Short-Term Investments

Money Market Funds — 12.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(g)(h)(i)	527,696	527,959,918
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(g)(h)	174,829	174,829,000

		702,788,918

Total Short-Term Investments — 12.9% (Cost: $702,626,125)		702,788,918

Total Investments in Securities — 108.4% (Cost: $5,814,879,443)		5,888,997,199

Other Assets, Less Liabilities — (8.4)%		(455,150,903)

Net Assets — 100.0%		$5,433,846,296

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Rounds to less than 1,000.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Non-income producing security.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$479,936,596	$48,123,890	(a)	$—	$(68,855)	$(31,713)	$527,959,918	527,696	$1,704,385	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	102,009,000	72,820,000	(a)	—	—	—	174,829,000	174,829	27,231		—

					$(68,855)	$(31,713)	$702,788,918		$1,731,616		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® 0-5 Year High Yield Corporate Bond ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$5,185,933,321	$—	$5,185,933,321
Common Stocks	—	—	274,960	274,960
Warrants	—	—	—	—
Money Market Funds	702,788,918	—	—	702,788,918

	$702,788,918	$5,185,933,321	$274,960	$5,888,997,199

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.6%
Advantage Sales & Marketing Inc., 6.50%, 11/15/28 (Call 11/15/23)(a)(b)	$3,847	$4,000,880
Clear Channel International BV, 6.63%, 08/01/25 (Call 02/01/22)(a)	1,345	1,398,800
Clear Channel Outdoor Holdings Inc.
7.50%, 06/01/29 (Call 06/01/24)(a)(b)	5,400	5,523,525
7.75%, 04/15/28 (Call 04/15/24)(a)(b)	5,299	5,486,876
Lamar Media Corp.
3.63%, 01/15/31 (Call 01/15/26)	2,950	2,892,888
3.75%, 02/15/28 (Call 02/15/23)(b)	3,167	3,201,204
4.00%, 02/15/30 (Call 02/15/25)	2,656	2,696,478
4.88%, 01/15/29 (Call 01/15/24)	2,058	2,155,755
Midas OpCo Holdings LLC, 5.63%, 08/15/29 (Call 08/15/24)(a)	5,500	5,602,575
National CineMedia LLC, 5.88%, 04/15/28 (Call 04/15/23)(a)(b)	1,776	1,638,360
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.25%, 01/15/29 (Call 01/15/24)(a)(b)	2,879	2,821,420
4.63%, 03/15/30 (Call 03/15/25)(a)	2,642	2,641,207
5.00%, 08/15/27 (Call 08/15/22)(a)	3,472	3,541,440
6.25%, 06/15/25 (Call 06/15/22)(a)	2,025	2,118,656
Summer BC Bidco B LLC, 5.50%, 10/31/26 (Call 07/15/23)(a)	2,130	2,167,275
Terrier Media Buyer Inc., 8.88%, 12/15/27 (Call 12/15/22)(a)	5,350	5,657,625

		53,544,964

Aerospace & Defense — 2.1%
Bombardier Inc.
6.00%, 02/15/28 (Call 02/15/24)(a)(b)	4,215	4,251,881
7.13%, 06/15/26 (Call 06/15/23)(a)	6,325	6,633,344
7.45%, 05/01/34(a)(b)	883	1,077,260
7.50%, 12/01/24 (Call 11/29/21)(a)	5,098	5,308,292
7.50%, 03/15/25 (Call 11/29/21)(a)(b)	8,081	8,293,126
7.88%, 04/15/27 (Call 04/15/22)(a)	10,807	11,232,255
BWX Technologies Inc.
4.13%, 06/30/28 (Call 06/30/23)(a)(b)	1,799	1,821,488
4.13%, 04/15/29 (Call 04/15/24)(a)(b)	2,090	2,120,828
Hexcel Corp.
4.20%, 02/15/27 (Call 11/15/26)	1,700	1,839,815
4.95%, 08/15/25 (Call 05/15/25)	1,850	2,041,869
Howmet Aerospace Inc.
3.00%, 01/15/29 (Call 11/15/28)	3,300	3,250,500
5.13%, 10/01/24 (Call 07/01/24)	6,092	6,678,355
5.90%, 02/01/27	2,981	3,413,275
5.95%, 02/01/37(b)	3,094	3,723,072
6.75%, 01/15/28	1,589	1,932,621
6.88%, 05/01/25 (Call 04/01/25)(b)	6,699	7,762,332
Kratos Defense & Security Solutions Inc., 6.50%, 11/30/25 (Call 11/29/21)(a)	1,060	1,095,775
Moog Inc., 4.25%, 12/15/27 (Call 12/15/22)(a)(b)	2,597	2,673,326
Rolls-Royce PLC
3.63%, 10/14/25 (Call 07/14/25)(a)(b)	5,026	5,132,451
5.75%, 10/15/27 (Call 07/15/27)(a)	5,375	5,947,706
Spirit AeroSystems Inc.
3.85%, 06/15/26 (Call 03/15/26)(b)	625	656,250
3.95%, 06/15/23 (Call 05/15/23)(b)	1,391	1,410,961
4.60%, 06/15/28 (Call 03/15/28)(b)	4,000	3,949,000

Security	Par (000)	Value

Aerospace & Defense (continued)
5.50%, 01/15/25 (Call 10/15/22)(a)	$2,366	$2,463,598
7.50%, 04/15/25 (Call 04/15/22)(a)	6,941	7,327,961
SSL Robotics LLC, 9.75%, 12/31/23 (Call 12/15/21)(a)	2,797	3,020,760
TransDigm Inc.
4.63%, 01/15/29 (Call 01/15/24)	6,215	6,176,156
4.88%, 05/01/29 (Call 05/01/24)	3,875	3,886,358
5.50%, 11/15/27 (Call 11/15/22)	13,795	14,122,631
6.25%, 03/15/26 (Call 03/15/22)(a)	21,701	22,650,419
6.38%, 06/15/26 (Call 11/29/21)	4,484	4,635,335
7.50%, 03/15/27 (Call 03/15/22)	2,977	3,122,129
8.00%, 12/15/25 (Call 04/08/22)(a)	6,015	6,398,456
TransDigm UK Holdings PLC, 6.88%, 05/15/26 (Call 11/29/21)(b)	2,157	2,271,796
Triumph Group Inc.
6.25%, 09/15/24 (Call 11/29/21)(a)(b)	2,320	2,316,427
7.75%, 08/15/25 (Call 11/29/21)(b)	2,874	2,921,996
8.88%, 06/01/24 (Call 02/01/23)(a)	3,110	3,425,696

		176,985,500

Agriculture — 0.2%
Cooke Omega Investments Inc./Alpha VesselCo Holdings Inc., 8.50%, 12/15/22 (Call 11/29/21)(a)(b)	1,316	1,339,030
Darling Ingredients Inc., 5.25%, 04/15/27 (Call 04/15/22)(a)	2,708	2,806,165
Turning Point Brands Inc., 5.63%, 02/15/26 (Call 02/15/23)(a)(b)	1,631	1,653,426
Vector Group Ltd.
5.75%, 02/01/29 (Call 02/01/24)(a)	4,774	4,750,130
10.50%, 11/01/26 (Call 11/29/21)(a)(b)	2,728	2,880,285

		13,429,036

Airlines — 1.4%
Air Canada, 3.88%, 08/15/26 (Call 02/15/26)(a)(b)	6,360	6,439,500
American Airlines Group Inc., 3.75%, 03/01/25(a)(b)	2,367	2,160,669
American Airlines Inc., 11.75%, 07/15/25(a)	12,860	15,930,325
American Airlines Inc./AAdvantage Loyalty IP Ltd.
5.50%, 04/20/26(a)	17,970	18,850,530
5.75%, 04/20/29(a)(b)	15,520	16,703,400
Delta Air Lines Inc.
2.90%, 10/28/24 (Call 09/28/24)(b)	4,653	4,753,046
3.75%, 10/28/29 (Call 07/28/29)(b)	2,718	2,761,969
3.80%, 04/19/23 (Call 03/19/23)(b)	2,358	2,444,157
4.38%, 04/19/28 (Call 01/19/28)(b)	2,360	2,517,043
7.38%, 01/15/26 (Call 12/15/25)(b)	5,682	6,682,662
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(a)	6,265	6,578,250
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (Call 09/20/23)(a)	3,075	3,441,962
United Airlines Holdings Inc.
4.88%, 01/15/25(b)	1,744	1,796,320
5.00%, 02/01/24(b)	1,190	1,236,113
United Airlines Inc.
4.38%, 04/15/26 (Call 10/15/25)(a)	10,550	10,913,658
4.63%, 04/15/29 (Call 10/15/28)(a)	10,250	10,567,545

		113,777,149

Apparel — 0.4%
Crocs Inc.
4.13%, 08/15/31 (Call 08/15/26)(a)(b)	1,790	1,801,188
4.25%, 03/15/29 (Call 03/15/24)(a)	1,825	1,847,812

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Apparel (continued)
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(a)	$4,208	$4,386,840
4.88%, 05/15/26 (Call 02/15/26)(a)	5,082	5,432,582
5.38%, 05/15/25 (Call 05/15/22)(a)	3,680	3,827,200
Levi Strauss & Co., 3.50%, 03/01/31 (Call 03/01/26)(a)(b)	2,690	2,703,450
Michael Kors USA Inc., 4.50%, 11/01/24 (Call 09/01/24)(a)	2,359	2,496,294
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)	2,803	2,873,075
William Carter Co. (The)
5.50%, 05/15/25 (Call 05/15/22)(a)(b)	2,388	2,498,445
5.63%, 03/15/27 (Call 03/15/22)(a)(b)	2,645	2,740,881
Wolverine World Wide Inc., 4.00%, 08/15/29 (Call 08/15/24)(a)(b)	2,900	2,863,199

		33,470,966

Auto Manufacturers — 2.5%
Allison Transmission Inc.
3.75%, 01/30/31 (Call 01/30/26)(a)	5,265	5,060,981
4.75%, 10/01/27 (Call 10/01/22)(a)	1,610	1,670,375
5.88%, 06/01/29 (Call 06/01/24)(a)(b)	2,545	2,739,056
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(a)	6,190	6,812,962

Ford Holdings LLC, 9.30%, 03/01/30(b)	673	917,440
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)(b)	5,128	5,482,447
4.75%, 01/15/43(b)	6,640	7,252,606
5.29%, 12/08/46 (Call 06/08/46)(b)	4,468	5,126,539
6.38%, 02/01/29	647	757,831
6.63%, 10/01/28(b)	2,035	2,441,186
7.40%, 11/01/46(b)	1,430	1,959,100
7.45%, 07/16/31	5,940	7,863,075
8.50%, 04/21/23(b)	11,145	12,220,492
9.00%, 04/22/25 (Call 03/22/25)	11,505	13,834,762
9.63%, 04/22/30 (Call 01/22/30)(b)	3,495	5,035,002
Ford Motor Credit Co. LLC
2.70%, 08/10/26 (Call 07/10/26)	5,150	5,144,026
2.90%, 02/16/28 (Call 12/16/27)	2,715	2,691,244
3.09%, 01/09/23	4,666	4,746,255
3.10%, 05/04/23	3,486	3,542,647
3.35%, 11/01/22	3,431	3,483,151
3.37%, 11/17/23(b)	3,370	3,458,463
3.38%, 11/13/25 (Call 10/13/25)	7,210	7,408,275
3.63%, 06/17/31 (Call 03/17/31)	3,150	3,185,438
3.66%, 09/08/24(b)	2,615	2,706,525
3.81%, 01/09/24 (Call 11/09/23)	2,640	2,732,400
3.82%, 11/02/27 (Call 08/02/27)	2,791	2,895,663
4.00%, 11/13/30 (Call 08/13/30)(b)	5,685	5,933,719
4.06%, 11/01/24 (Call 10/01/24)	5,080	5,327,396
4.13%, 08/04/25	4,991	5,271,744
4.13%, 08/17/27 (Call 06/17/27)(b)	4,290	4,552,762
4.14%, 02/15/23 (Call 01/15/23)	2,764	2,838,628
4.27%, 01/09/27 (Call 11/09/26)	3,447	3,658,267
4.38%, 08/06/23	3,568	3,710,720
4.39%, 01/08/26	4,414	4,722,980
4.54%, 08/01/26 (Call 06/01/26)	2,875	3,095,743
4.69%, 06/09/25 (Call 04/09/25)	2,257	2,412,846
5.11%, 05/03/29 (Call 02/03/29)	5,250	5,834,062
5.13%, 06/16/25 (Call 05/16/25)	6,130	6,651,050
5.58%, 03/18/24 (Call 02/18/24)	4,975	5,360,562

Security	Par (000)	Value

Auto Manufacturers (continued)
Jaguar Land Rover Automotive PLC
4.50%, 10/01/27 (Call 07/01/27)(a)(b)	$2,671	$2,564,160
5.50%, 07/15/29 (Call 07/15/24)(a)(b)	2,625	2,541,328
5.63%, 02/01/23 (Call 11/29/21)(a)(b)	1,905	1,916,240
5.88%, 01/15/28 (Call 01/15/24)(a)	3,720	3,710,700
7.75%, 10/15/25 (Call 10/15/22)(a)	3,415	3,679,662
JB Poindexter & Co. Inc., 7.13%, 04/15/26 (Call 11/29/21)(a)	2,600	2,733,250
Mclaren Finance PLC, 7.50%, 08/01/26 (Call 08/01/23)(a)	3,235	3,226,913
PM General Purchaser LLC, 9.50%, 10/01/28 (Call 10/01/23)(a)	3,260	3,398,550
Wabash National Corp., 4.50%, 10/15/28 (Call 10/15/24)(a)	1,900	1,847,237

		206,156,460

Auto Parts & Equipment — 1.3%
Adient Global Holdings Ltd., 4.88%, 08/15/26 (Call 11/29/21)(a)(b)	4,667	4,751,402
Adient U.S. LLC, 9.00%, 04/15/25 (Call 04/15/22)(a)	3,044	3,257,080
American Axle & Manufacturing Inc.
5.00%, 10/01/29 (Call 10/01/24)	3,050	2,916,236
6.25%, 03/15/26 (Call 11/09/21)(b)	1,689	1,735,448
6.50%, 04/01/27 (Call 04/01/22)	2,855	2,979,906
6.88%, 07/01/28 (Call 07/01/23)(b)	2,197	2,333,434
Clarios Global LP, 6.75%, 05/15/25 (Call 05/15/22)(a)(b)	2,434	2,564,511
Clarios Global LP/Clarios US Finance Co.
6.25%, 05/15/26 (Call 05/15/22)(a)(b)	4,994	5,224,972
8.50%, 05/15/27 (Call 05/15/22)(a)(b)	10,021	10,645,008
Cooper-Standard Automotive Inc.
5.63%, 11/15/26 (Call 11/15/21)(a)(b)	2,404	1,928,008
13.00%, 06/01/24 (Call 06/01/22)(a)(b)	793	860,405
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 11/29/21)(a)	1,887	1,943,610
Dana Inc.
4.25%, 09/01/30 (Call 05/01/26)(b)	2,130	2,155,456
5.38%, 11/15/27 (Call 11/15/22)(b)	2,404	2,518,190
5.63%, 06/15/28 (Call 06/15/23)	1,883	1,991,273
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28 (Call 08/01/23)(a)(b)	2,866	2,980,640
Dornoch Debt Merger Sub Inc., 6.63%, 10/15/29 (Call 10/15/24)(a)	1,180	1,163,775
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)(b)	3,294	3,503,169
5.00%, 05/31/26 (Call 11/29/21)(b)	4,450	4,555,687
5.00%, 07/15/29 (Call 04/15/29)(a)	4,410	4,652,550
5.25%, 04/30/31 (Call 01/30/31)	2,875	3,076,250
5.25%, 07/15/31 (Call 04/15/31)(a)(b)	3,035	3,229,847
5.63%, 04/30/33 (Call 01/30/33)	2,415	2,596,125
9.50%, 05/31/25 (Call 05/31/22)	4,397	4,792,202
IHO Verwaltungs GmbH
4.75%, 09/15/26 (Call 11/09/21), (5.50% PIK)(a)(b)(c)	3,001	3,072,214
6.00%, 05/15/27 (Call 05/15/22), (6.75% PIK)(a)(c)	2,671	2,771,163
6.38%, 05/15/29 (Call 05/15/24), (7.13% PIK)(a)(b)(c) .	1,392	1,505,100
Meritor Inc.
4.50%, 12/15/28 (Call 12/15/23)(a)	1,405	1,397,975
6.25%, 06/01/25 (Call 06/01/22)(a)	1,708	1,786,995
Real Hero Merger Sub 2 Inc., 6.25%, 02/01/29 (Call 02/01/24)(a)(b)	3,390	3,483,225
Tenneco Inc.
5.00%, 07/15/26 (Call 11/29/21)(b)	2,551	2,487,863

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Parts & Equipment (continued)
5.13%, 04/15/29 (Call 04/15/24)(a)	$4,355	$4,316,894
7.88%, 01/15/29 (Call 01/15/24)(a)(b)	2,443	2,672,031
Titan International Inc., 7.00%, 04/30/28 (Call 04/30/24)(a)	2,189	2,246,461
Wheel Pros Inc., 6.50%, 05/15/29 (Call 05/15/24)(a)(b)	2,121	2,065,324
ZF North America Capital Inc., 4.75%, 04/29/25(a)(b)	5,564	5,988,255

		112,148,684

Banks — 1.6%
CIT Group Inc.
3.93%, 06/19/24 (Call 06/19/23)(b)(d)	2,341	2,431,515
4.75%, 02/16/24 (Call 11/16/23)	2,004	2,129,250
5.00%, 08/01/23	3,056	3,243,180
5.25%, 03/07/25 (Call 12/07/24)(b)	2,168	2,379,380
6.13%, 03/09/28(b)	2,277	2,698,245
Commerzbank AG, 8.13%, 09/19/23(a)(b)	4,725	5,292,549
Deutsche Bank AG
4.30%, 05/24/28 (Call 05/24/23), (5 year USD Swap + 2.248%)(d)	7,097	7,352,616
4.50%, 04/01/25(b)	7,335	7,869,481
Deutsche Bank AG/New York NY
3.73%, 01/14/32 (Call 01/14/31)(d)	6,471	6,633,044
4.88%, 12/01/32 (Call 12/01/27)(d)	4,801	5,216,127
5.88%, 07/08/31 (Call 04/08/30)(b)(d)	2,465	2,896,089
Dresdner Funding Trust I, 8.15%, 06/30/31 (Call 06/30/29)(a)(b)	4,486	6,345,447
Freedom Mortgage Corp.
6.63%, 01/15/27 (Call 01/15/24)(a)	3,340	3,164,650
7.63%, 05/01/26 (Call 05/01/23)(a)	3,270	3,188,250
8.13%, 11/15/24 (Call 11/29/21)(a)	1,987	2,005,837
8.25%, 04/15/25 (Call 11/29/21)(a)	3,007	3,037,070
Goldman Sachs Capital I, 6.35%, 02/15/34(b)	5,108	7,077,179
Intesa Sanpaolo SpA
4.20%, 06/01/32 (Call 06/01/31)(a)	3,935	3,966,902
4.95%, 06/01/42 (Call 06/01/41)(a)	4,025	4,156,431
5.02%, 06/26/24(a)	10,137	10,871,342
5.71%, 01/15/26(a)	7,512	8,351,965
Lloyds Banking Group PLC
6.41%, (Call 10/01/35)(a)(b)(d)(e)	1,435	2,005,413
6.66%, (Call 05/21/37)(a)(b)(d)(e)	2,227	3,190,178
Popular Inc., 6.13%, 09/14/23 (Call 08/14/23)(b)	1,947	2,078,840
Standard Chartered PLC, 7.01%, (Call 07/30/37)(a)(b)(d)(e)	3,850	5,332,250
Synovus Financial Corp., 5.90%, 02/07/29 (Call 02/07/24)(b)(d)	1,703	1,831,841
UniCredit SpA
5.46%, 06/30/35 (Call 06/30/30)(a)(d)	7,660	8,379,749
5.86%, 06/19/32 (Call 06/19/27)(a)(b)(d)	4,425	4,884,648
7.30%, 04/02/34 (Call 04/02/29)(a)(d)	7,000	8,440,708

		136,450,176

Beverages — 0.1%
Primo Water Holdings Inc., 4.38%, 04/30/29 (Call 04/30/24)(a)(b)	4,275	4,236,832
Triton Water Holdings Inc., 6.25%, 04/01/29 (Call 04/01/24)(a)	4,138	4,130,924

		8,367,756

Biotechnology — 0.1%
Emergent BioSolutions Inc., 3.88%, 08/15/28 (Call 08/15/23)(a)(b)	2,594	2,490,240

Security	Par (000)	Value

Biotechnology (continued)
Grifols Escrow Issuer SA, 4.75%, 10/15/28 (Call 10/15/24)(a)	$3,430	$3,481,450

		5,971,690

Building Materials — 1.1%
Boise Cascade Co., 4.88%, 07/01/30 (Call 07/01/25)(a)(b)	1,966	2,064,300
Builders FirstSource Inc.
4.25%, 02/01/32 (Call 08/01/26)(a)	5,265	5,306,804
5.00%, 03/01/30 (Call 03/01/25)(a)(b)	3,003	3,171,919
6.75%, 06/01/27 (Call 06/01/22)(a)	4,488	4,729,230
Cornerstone Building Brands Inc., 6.13%, 01/15/29 (Call 09/15/23)(a)(b)	2,671	2,771,163
CP Atlas Buyer Inc., 7.00%, 12/01/28 (Call 12/01/23)(a)(b)	2,921	2,826,067
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25 (Call 07/15/22)(a)	2,671	2,846,618
Griffon Corp., 5.75%, 03/01/28 (Call 03/01/23)	5,095	5,324,275
James Hardie International Finance DAC, 5.00%, 01/15/28 (Call 01/15/23)(a)	1,526	1,587,040
Jeld-Wen Inc.
4.63%, 12/15/25 (Call 11/29/21)(a)	2,379	2,399,816
4.88%, 12/15/27 (Call 12/15/22)(a)	1,814	1,877,490
6.25%, 05/15/25 (Call 05/15/22)(a)(b)	680	716,550
Koppers Inc., 6.00%, 02/15/25 (Call 11/29/21)(a)	2,372	2,428,762
Louisiana-Pacific Corp., 3.63%, 03/15/29 (Call 03/15/24)(a)	1,775	1,785,546
Masonite International Corp.
3.50%, 02/15/30 (Call 08/15/29)(a)	2,000	1,951,880
5.38%, 02/01/28 (Call 02/01/23)(a)	2,304	2,419,200
New Enterprise Stone & Lime Co Inc., 5.25%, 07/15/28 (Call 07/15/24)(a)(b)	2,900	2,925,752
New Enterprise Stone & Lime Co. Inc.
6.25%, 03/15/26 (Call 11/07/21)(a)(b)	2,169	2,237,540
9.75%, 07/15/28 (Call 07/15/23)(a)(b)	1,030	1,104,675
Patrick Industries Inc.
4.75%, 05/01/29 (Call 05/01/24)(a)(b)	2,115	2,099,138
7.50%, 10/15/27 (Call 10/15/22)(a)(b)	1,532	1,641,155
PGT Innovations Inc., 4.38%, 10/01/29 (Call 08/01/24)(a)	3,055	3,028,269
SRM Escrow Issuer LLC, 6.00%, 11/01/28 (Call 11/01/23)(a)	5,295	5,506,800
Standard Industries Inc./NJ
3.38%, 01/15/31 (Call 07/15/25)(a)	5,938	5,506,129
4.38%, 07/15/30 (Call 07/15/25)(a)(b)	5,470	5,470,000
4.75%, 01/15/28 (Call 01/15/23)(a)	4,330	4,465,313
5.00%, 02/15/27 (Call 02/15/22)(a)(b)	4,295	4,407,744
Summit Materials LLC/Summit Materials Finance Corp.
5.25%, 01/15/29 (Call 07/15/23)(a)(b)	3,431	3,593,972
6.50%, 03/15/27 (Call 03/15/22)(a)	1,600	1,672,000
Victors Merger Corp., 6.38%, 05/15/29 (Call 05/15/24)(a)(b)	3,000	2,820,000

		90,685,147

Chemicals — 2.2%
Ashland LLC
3.38%, 09/01/31 (Call 06/01/31)(a)	2,585	2,552,687
6.88%, 05/15/43 (Call 02/15/43)(b)	1,569	2,039,700
Axalta Coating Systems LLC, 3.38%, 02/15/29 (Call 02/15/24)(a)(b)	3,692	3,516,298

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (Call 06/15/23)(a)(b)	$2,320	$2,383,800
Chemours Co. (The)
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	3,285	3,161,812
5.38%, 05/15/27 (Call 02/15/27)(b)	2,828	2,983,540
5.75%, 11/15/28 (Call 11/15/23)(a)	4,001	4,111,027
Cornerstone Chemical Co., 6.75%, 08/15/24 (Call 11/29/21)(a)(b)	2,612	2,350,800
CVR Partners LP/CVR Nitrogen Finance Corp.
6.13%, 06/15/28 (Call 06/15/24)(a)(b)	2,860	2,960,100
9.25%, 06/15/23 (Call 11/15/21)(a)	424	424,848
Diamond BC BV, 4.63%, 10/01/29 (Call 10/01/24)(a)(b)	1,470	1,480,290
Element Solutions Inc., 3.88%, 09/01/28 (Call 09/01/23)(a)(b)	4,126	4,122,204
EverArc Escrow Sarl, 5.00%, 10/30/29 (Call 10/30/24)(a)	1,910	1,910,000
GCP Applied Technologies Inc., 5.50%, 04/15/26 (Call 11/15/21)(a)	2,176	2,228,224
GPD Companies Inc., 10.13%, 04/01/26 (Call 04/01/22)(a)	1,991	2,130,370
HB Fuller Co.
4.00%, 02/15/27 (Call 11/15/26)	1,201	1,261,050
4.25%, 10/15/28 (Call 10/15/23)(b)	1,447	1,466,896
Herens Holdco Sarl, 4.75%, 05/15/28 (Call 05/15/24)(a)(b)	1,895	1,879,935
Hexion Inc., 7.88%, 07/15/27 (Call 07/15/22)(a)(b)	2,795	2,962,700
Illuminate Buyer LLC/Illuminate Holdings IV Inc., 9.00%, 07/01/28 (Call 07/01/23)(a)(b)	2,436	2,630,880
INEOS Group Holdings SA, 5.63%, 08/01/24 (Call 11/09/21)(a)(b)	2,160	2,162,700
INEOS Quattro Finance 2 PLC, 3.38%, 01/15/26 (Call 01/15/23)(a)	2,630	2,613,562
Ingevity Corp.
3.88%, 11/01/28 (Call 11/01/23)(a)(b)	2,768	2,719,422
4.50%, 02/01/26 (Call 11/29/21)(a)	1,173	1,184,730
Innophos Holdings Inc., 9.38%, 02/15/28 (Call 02/15/23)(a)(b)	1,371	1,480,680
Kraton Polymers LLC/Kraton Polymers Capital Corp., 4.25%, 12/15/25 (Call 12/15/22)(a)(b)	2,196	2,270,115
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29 (Call 10/15/24)(a)	1,695	1,696,348
Methanex Corp.
4.25%, 12/01/24 (Call 09/01/24)(b)	771	813,405
5.13%, 10/15/27 (Call 04/15/27)	3,868	4,080,740
5.25%, 12/15/29 (Call 09/15/29)(b)	4,094	4,339,640
5.65%, 12/01/44 (Call 06/01/44)	1,488	1,543,800
Minerals Technologies Inc., 5.00%, 07/01/28 (Call 07/01/23)(a)	1,897	1,953,796
NOVA Chemicals Corp.
4.25%, 05/15/29 (Call 05/15/24)(a)(b)	2,967	2,928,429
4.88%, 06/01/24 (Call 03/03/24)(a)	5,573	5,800,100
5.00%, 05/01/25 (Call 01/31/25)(a)	2,336	2,461,560
5.25%, 06/01/27 (Call 03/03/27)(a)(b)	5,323	5,602,298
Nufarm Australia Ltd./Nufarm Americas Inc., 5.75%, 04/30/26 (Call 11/29/21)(a)(b)	1,996	2,039,662
OCI NV
4.63%, 10/15/25 (Call 10/15/22)(a)	1,621	1,685,840
5.25%, 11/01/24 (Call 11/01/21)(a)	2,862	2,937,127

Security	Par (000)	Value

Chemicals (continued)
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)	$2,459	$2,594,245
5.13%, 09/15/27 (Call 03/15/22)	1,818	1,888,448
5.63%, 08/01/29 (Call 08/01/24)(b)	3,811	4,162,489
9.50%, 06/01/25 (Call 03/01/25)(a)(b)	2,917	3,584,264
Olympus Water U.S. Holding Corp.
4.25%, 10/01/28 (Call 10/01/24)(a)	4,125	4,055,906
6.25%, 10/01/29 (Call 10/01/24)(a)	2,025	2,019,938
Polar U.S. Borrower LLC/Schenectady International Group Inc., 6.75%, 05/15/26 (Call 05/15/23)(a)(b)	1,925	1,913,989
Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 04/01/25 (Call 11/29/21)(a)(b)	3,470	3,543,737
Rayonier AM Products Inc.
5.50%, 06/01/24 (Call 11/29/21)(a)(b)	2,813	2,784,870
7.63%, 01/15/26 (Call 01/15/24)(a)	2,476	2,552,397
SCIH Salt Holdings Inc.
4.88%, 05/01/28 (Call 05/01/24)(a)(b)	5,600	5,474,000
6.63%, 05/01/29 (Call 05/01/24)(a)(b)	3,807	3,583,339
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26 (Call 11/01/23)(a)	1,760	1,774,309
SPCM SA
3.13%, 03/15/27 (Call 03/15/24)(a)(b)	2,000	1,977,500
3.38%, 03/15/30 (Call 03/15/25)(a)(b)	1,650	1,612,875
TPC Group Inc., 10.50%, 08/01/24 (Call 11/29/21)(a)	4,909	4,467,190
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc.
5.13%, 04/01/29 (Call 04/01/24)(a)(b)	2,556	2,563,157
5.38%, 09/01/25 (Call 11/29/21)(a)(b)	2,712	2,766,593
Tronox Inc.
4.63%, 03/15/29 (Call 03/15/24)(a)(b)	5,620	5,509,455
6.50%, 05/01/25 (Call 05/01/22)(a)	2,407	2,530,359
Unifrax Escrow Issuer Corp.
5.25%, 09/30/28 (Call 09/30/24)(a)	3,945	3,935,137
7.50%, 09/30/29 (Call 09/30/24)(a)	1,885	1,873,219
Valvoline Inc.
3.63%, 06/15/31 (Call 06/15/26)(a)	2,735	2,666,625
4.25%, 02/15/30 (Call 02/15/25)(a)(b)	3,005	3,050,075
Venator Finance Sarl/Venator Materials LLC, 5.75%, 07/15/25 (Call 11/29/21)(a)(b)	2,322	2,168,957
WR Grace Holdings LLC
4.88%, 06/15/27 (Call 06/15/23)(a)	4,036	4,099,567
5.63%, 10/01/24(a)	1,432	1,535,820
5.63%, 08/15/29 (Call 08/15/24)(a)(b)	6,050	6,102,937

		185,662,512

Coal — 0.1%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 7.50%, 05/01/25 (Call 11/29/21)(a)(b)	1,523	1,545,845
Coronado Finance Pty Ltd., 10.75%, 05/15/26 (Call 05/15/23)(a)	1,995	2,169,343
Natural Resource Partners LP/NRP Finance Corp., 9.13%, 06/30/25 (Call 11/29/21)(a)(b)	952	958,569
Peabody Energy Corp., 6.38%, 03/31/25 (Call 11/29/21)(a)(b)	1,034	940,940
SunCoke Energy Inc., 4.88%, 06/30/29 (Call 06/30/24)(a)(b)	2,675	2,654,937
Warrior Met Coal Inc., 8.00%, 11/01/24 (Call 11/29/21)(a)(b)	2,179	2,189,895

		10,459,529

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services — 4.1%
ADT Security Corp. (The)
4.13%, 06/15/23	$3,240	$3,372,775
4.13%, 08/01/29 (Call 08/01/28)(a)(b)	5,290	5,213,983
4.88%, 07/15/32(a)(b)	3,546	3,546,177
Adtalem Global Education Inc., 5.50%, 03/01/28 (Call 03/01/24)(a)	4,429	4,473,290
Ahern Rentals Inc., 7.38%, 05/15/23 (Call 11/29/21)(a)(b)	2,533	2,419,015
Albion Financing 1 Sarl/Aggreko Holdings Inc., 6.13%, 10/15/26 (Call 10/15/23)(a)	2,875	2,901,191
Albion Financing 2SARL, 8.75%, 04/15/27 (Call 10/15/23)(a)	2,300	2,306,555
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.00%, 06/01/29 (Call 06/01/24)(a)(b)	5,110	5,028,930
6.63%, 07/15/26 (Call 07/15/22)(a)	10,170	10,684,907
9.75%, 07/15/27 (Call 07/15/22)(a)	5,111	5,494,325
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
4.63%, 06/01/28 (Call 06/01/24)(a)(b)	6,255	6,204,460
4.63%, 06/01/28 (Call 06/01/24)(a)	3,980	3,943,981
Alta Equipment Group Inc., 5.63%, 04/15/26 (Call 04/15/23)(a)	1,893	1,935,593
AMN Healthcare Inc.
4.00%, 04/15/29 (Call 04/15/24)(a)(b)	2,104	2,135,560
4.63%, 10/01/27 (Call 10/01/22)(a)	3,046	3,129,826
APi Escrow Corp., 4.75%, 10/15/29 (Call 10/15/24)(a)	1,680	1,709,400
APi Group DE Inc., 4.13%, 07/15/29 (Call 07/15/24)(a)(b)	1,980	1,970,100
Aptim Corp., 7.75%, 06/15/25 (Call 11/15/21)(a)(b)	2,782	2,263,853
APX Group Inc.
5.75%, 07/15/29 (Call 07/15/24)(a)(b)	4,200	4,163,250
6.75%, 02/15/27 (Call 02/15/23)(a)(b)	3,331	3,514,205
ASGN Inc., 4.63%, 05/15/28 (Call 05/15/23)(a)	2,820	2,911,650
Autopistas Metropolitanas de Puerto Rico LLC, 6.75%, 06/30/35(a)	731	717,596
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
4.75%, 04/01/28 (Call 04/01/24)(a)(b)	2,851	2,957,912
5.38%, 03/01/29 (Call 03/01/24)(a)(b)	3,107	3,270,117
5.75%, 07/15/27 (Call 07/15/22)(a)	3,773	3,942,785
Brink’s Co. (The)
4.63%, 10/15/27 (Call 10/15/22)(a)(b)	3,113	3,211,993
5.50%, 07/15/25 (Call 07/15/22)(a)	2,016	2,112,970
Carriage Services Inc., 4.25%, 05/15/29 (Call 05/15/24)(a)(b)	2,161	2,164,782
Cimpress PLC, 7.00%, 06/15/26 (Call 11/29/21)(a)(b)	3,258	3,384,247
CoreCivic Inc.
4.63%, 05/01/23 (Call 02/01/23)(b)	1,589	1,616,808
4.75%, 10/15/27 (Call 07/15/27)(b)	1,275	1,173,000
8.25%, 04/15/26 (Call 04/15/24)	3,380	3,454,529
CoreLogic Inc., 4.50%, 05/01/28 (Call 05/01/24)(a)(b)	3,900	3,853,473
CPI CG Inc., 8.63%, 03/15/26 (Call 03/15/23)(a)	2,141	2,312,280
Deluxe Corp., 8.00%, 06/01/29 (Call 06/01/24)(a)	2,785	2,931,213
Garda World Security Corp.
4.63%, 02/15/27 (Call 02/15/23)(a)(b)	3,029	3,006,282
6.00%, 06/01/29 (Call 06/01/24)(a)	2,535	2,471,625
9.50%, 11/01/27 (Call 11/01/22)(a)(b)	3,222	3,471,705
Gartner Inc.
3.63%, 06/15/29 (Call 06/15/24)(a)(b)	3,045	3,060,225
3.75%, 10/01/30 (Call 10/01/25)(a)	3,815	3,867,456

Security	Par (000)	Value

Commercial Services (continued)
4.50%, 07/01/28 (Call 07/01/23)(a)	$3,899	$4,059,639
Graham Holdings Co., 5.75%, 06/01/26 (Call 11/09/21)(a)(b)	1,913	1,992,772
HealthEquity Inc., 4.50%, 10/01/29 (Call 10/01/24)(a)	3,140	3,175,325
Herc Holdings Inc., 5.50%, 07/15/27 (Call 07/15/22)(a)	6,318	6,586,515
Jaguar Holding Co. II/PPD Development LP
4.63%, 06/15/25 (Call 06/15/22)(a)	3,345	3,474,619
5.00%, 06/15/28 (Call 06/15/23)(a)(b)	3,654	3,918,915
Korn Ferry, 4.63%, 12/15/27 (Call 12/15/22)(a)	1,706	1,759,313
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer Inc., 5.00%, 02/01/26 (Call 02/01/23)(a)	2,235	2,268,525
Metis Merger Sub LLC, 6.50%, 05/15/29 (Call 05/15/24)(a)	3,875	3,836,250
Modulaire Global Finance PLC, 8.00%, 02/15/23 (Call 11/09/21)(a)	3,392	3,456,516
MoneyGram International Inc., 5.38%, 08/01/26 (Call 08/01/23)(a)(b)	2,210	2,215,525
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (Call 09/01/24)(a)	5,345	5,307,760
5.75%, 11/01/28 (Call 11/01/23)(a)(b)	6,764	6,169,411
NESCO Holdings II Inc., 5.50%, 04/15/29 (Call 04/15/24)(a)(b)	4,955	5,016,937
Nielsen Co Luxembourg SARL (The), 5.00%, 02/01/25 (Call 11/29/21)(a)(b)	1,892	1,926,293
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 07/15/29 (Call 07/15/24)(a)	3,260	3,187,465
4.75%, 07/15/31 (Call 07/15/26)(a)(b)	3,405	3,318,513
5.63%, 10/01/28 (Call 10/01/23)(a)(b)	5,084	5,286,013
5.88%, 10/01/30 (Call 10/01/25)(a)	3,570	3,737,076
North Queensland Export Terminal Pty Ltd., 4.45%, 12/15/22(a)(b)	1,700	1,640,295
Paysafe Finance PLC/Paysafe Holdings U.S. Corp., 4.00%, 06/15/29 (Call 06/15/24)(a)	2,300	2,179,250
Prime Security Services Borrower LLC/Prime Finance Inc.
3.38%, 08/31/27 (Call 08/31/26)(a)(b)	5,060	4,846,923
5.25%, 04/15/24(a)	3,623	3,853,966
5.75%, 04/15/26(a)(b)	7,146	7,643,719
6.25%, 01/15/28 (Call 01/15/23)(a)(b)	6,658	6,824,450
Rent-A-Center Inc./TX, 6.38%, 02/15/29 (Call 02/15/24)(a)(b)	2,495	2,607,275
Ritchie Bros. Auctioneers Inc., 5.38%, 01/15/25 (Call 11/29/21)(a)(b)	2,003	2,038,053
RR Donnelley & Sons Co.
6.13%, 11/01/26 (Call 11/01/23)(a)(b)	3,077	3,292,390
8.25%, 07/01/27 (Call 07/01/23)	984	1,151,280
8.50%, 04/15/29(a)(b)	25	35,250
Sabre GLBL Inc.
7.38%, 09/01/25 (Call 09/01/22)(a)	4,147	4,406,187
9.25%, 04/15/25 (Call 03/16/25)(a)(b)	4,273	4,938,135
Service Corp. International/U.S.
3.38%, 08/15/30 (Call 08/15/25)	4,500	4,432,500
4.00%, 05/15/31 (Call 05/15/26)(b)	4,115	4,207,587
4.63%, 12/15/27 (Call 12/15/22)	2,360	2,475,050
5.13%, 06/01/29 (Call 06/01/24)(b)	3,565	3,849,309
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., 4.63%, 11/01/26 (Call 11/01/22)(a)	2,380	2,466,275
Signal Parent Inc., 6.13%, 04/01/29 (Call 04/01/24)(a)(b)	1,850	1,720,500
Sotheby’s, 7.38%, 10/15/27 (Call 10/15/22)(a)	4,024	4,240,290

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
Sotheby’s/Bidfair Holdings Inc., 5.88%, 06/01/29 (Call 06/01/24)(a)(b)	$1,550	$1,584,875
Square Inc.
2.75%, 06/01/26 (Call 05/01/26)(a)	5,020	5,075,192
3.50%, 06/01/31 (Call 03/01/31)(a)(b)	5,170	5,299,250
StoneMor Inc., 8.50%, 05/15/29 (Call 05/15/24)(a)	2,085	2,153,805
Team Health Holdings Inc., 6.38%, 02/01/25 (Call 11/15/21)(a)(b)	3,984	3,525,840
TriNet Group Inc., 3.50%, 03/01/29 (Call 03/01/24)(a)(b) .	2,532	2,538,634
United Rentals North America Inc.
3.75%, 01/15/32 (Call 07/15/26)	3,830	3,820,808
3.88%, 02/15/31 (Call 08/15/25)	5,718	5,760,313
4.00%, 07/15/30 (Call 07/15/25)(b)	3,828	3,905,670
4.88%, 01/15/28 (Call 01/15/23)(b)	8,849	9,340,562
5.25%, 01/15/30 (Call 01/15/25)	3,831	4,147,057
5.50%, 05/15/27 (Call 05/15/22)	5,389	5,648,319
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 11/29/21)(a)	5,466	5,790,188
WASH Multifamily Acquisition Inc., 5.75%, 04/15/26 (Call 04/15/23)(a)	4,526	4,678,752
WW International Inc., 4.50%, 04/15/29 (Call 04/15/24)(a)(b)	2,805	2,685,788

		337,801,143

Computers — 1.3%
Ahead DB Holdings LLC, 6.63%, 05/01/28 (Call 05/01/24)(a)(b)	2,302	2,348,040
Austin BidCo Inc., 7.13%, 12/15/28 (Call 12/15/23)(a)(b)	1,777	1,834,753
Booz Allen Hamilton Inc.
3.88%, 09/01/28 (Call 09/01/23)(a)	3,642	3,694,263
4.00%, 07/01/29 (Call 07/01/24)(a)(b)	2,570	2,602,125
Conduent Business Services LLC/Conduent State & Local Solutions Inc., 6.00%, 11/01/29 (Call 11/01/24)(a)	2,090	2,083,103
Crowdstrike Holdings Inc., 3.00%, 02/15/29 (Call 02/15/24)	3,650	3,604,375
Dell Inc.
5.40%, 09/10/40	1,513	1,818,656
6.50%, 04/15/38(b)	2,126	2,820,139
7.10%, 04/15/28	994	1,281,266
Dell International LLC/EMC Corp., 7.13%, 06/15/24 (Call 11/02/21)(a)	6,705	6,813,554
Diebold Nixdorf Inc.
8.50%, 04/15/24 (Call 11/29/21)(b)	2,107	2,104,366
9.38%, 07/15/25 (Call 07/15/22)(a)	4,187	4,511,492
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 11/29/21)(a)(b)	5,059	4,233,371
Flexential Intermediate Corp., 11.25%, 08/01/24 (Call 11/30/21)(a)(b)	700	742,000
KBR Inc., 4.75%, 09/30/28 (Call 09/30/23)(a)(b)	1,395	1,422,900
NCR Corp.
5.00%, 10/01/28 (Call 10/01/23)(a)	3,267	3,307,837
5.13%, 04/15/29 (Call 04/15/24)(a)(b)	6,664	6,814,473
5.25%, 10/01/30 (Call 10/01/25)(a)(b)	2,488	2,562,640
5.75%, 09/01/27 (Call 09/01/22)(a)	2,473	2,602,833
6.13%, 09/01/29 (Call 09/01/24)(a)(b)	2,346	2,520,510
Presidio Holdings Inc.
4.88%, 02/01/27 (Call 02/01/23)(a)(b)	2,843	2,892,752
8.25%, 02/01/28 (Call 02/01/23)(a)(b)	1,932	2,052,750
Science Applications International Corp., 4.88%, 04/01/28 (Call 04/01/23)(a)(b)	1,678	1,728,340

Security	Par (000)	Value

Computers (continued)
Seagate HDD Cayman
3.13%, 07/15/29 (Call 01/15/24)(a)(b)	$2,575	$2,470,069
3.38%, 07/15/31 (Call 01/15/26)(a)(b)	2,527	2,421,776
4.09%, 06/01/29 (Call 03/01/29)	2,788	2,882,708
4.13%, 01/15/31 (Call 10/15/30)	2,860	2,904,273
4.75%, 06/01/23	2,386	2,496,353
4.75%, 01/01/25	856	924,480
4.88%, 03/01/24 (Call 01/01/24)	2,300	2,452,490
4.88%, 06/01/27 (Call 03/01/27)(b)	2,437	2,685,908
5.75%, 12/01/34 (Call 06/01/34)(b)	2,585	2,975,981
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25 (Call 06/01/22)(a)(b)	1,005	1,050,225
Unisys Corp., 6.88%, 11/01/27 (Call 11/01/23)(a)	2,459	2,680,310
Vericast Corp., 11.00%, 09/15/26 (Call 09/15/23)(a)	5,948	6,215,673
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(b)	11,418	12,545,527

		111,102,311

Cosmetics & Personal Care — 0.3%
Avon Products Inc., 6.50%, 03/15/23	3,059	3,223,421
Coty Inc.
5.00%, 04/15/26 (Call 04/15/23)(a)	4,635	4,750,875
6.50%, 04/15/26 (Call 11/29/21)(a)	3,027	3,110,242
Edgewell Personal Care Co.
4.13%, 04/01/29 (Call 04/01/24)(a)	2,920	2,868,900
5.50%, 06/01/28 (Call 06/01/23)(a)(b)	3,781	3,955,515
Oriflame Investment Holding PLC, 5.13%, 05/04/26 (Call 05/15/23)(a)	2,975	2,942,573
Revlon Consumer Products Corp., 6.25%, 08/01/24 (Call 11/29/21)	749	333,305

		21,184,831

Distribution & Wholesale — 0.6%
American Builders & Contractors Supply Co. Inc.
3.88%, 11/15/29 (Call 11/15/24)(a)(b)	2,150	2,115,063
4.00%, 01/15/28 (Call 01/15/23)(a)	3,347	3,393,021
Avient Corp.
5.25%, 03/15/23(b)	2,086	2,185,085
5.75%, 05/15/25 (Call 05/15/22)(a)(b)	4,065	4,247,925
BCPE Empire Holdings Inc., 7.63%, 05/01/27 (Call 05/01/23)(a)(b)	3,431	3,396,690
G-III Apparel Group Ltd., 7.88%, 08/15/25 (Call 08/15/22)(a)	2,434	2,595,253
H&E Equipment Services Inc., 3.88%, 12/15/28 (Call 12/15/23)(a)	6,880	6,828,400
IAA Inc., 5.50%, 06/15/27 (Call 06/15/22)(a)(b)	2,845	2,955,244
KAR Auction Services Inc., 5.13%, 06/01/25 (Call 11/29/21)(a)(b)	5,025	5,037,562
Resideo Funding Inc., 4.00%, 09/01/29 (Call 09/01/24)(a)(b)	1,600	1,530,000
Univar Solutions USA Inc., 5.13%, 12/01/27 (Call 12/01/22)(a)	2,817	2,936,722
Wolverine Escrow LLC
8.50%, 11/15/24 (Call 11/29/21)(a)(b)	2,914	2,702,735
9.00%, 11/15/26 (Call 11/15/22)(a)(b)	4,459	4,102,280
13.13%, 11/15/27 (Call 11/15/22)(a)(b)	2,836	1,857,580

		45,883,560

Diversified Financial Services — 3.2%
Advisor Group Holdings Inc., 10.75%, 08/01/27 (Call 08/01/22)(a)(b)	2,165	2,403,150

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24)(b)(d)	$4,300	$4,486,104
AG Issuer LLC, 6.25%, 03/01/28 (Call 03/01/23)(a)(b)	2,688	2,802,240
Ally Financial Inc., 5.75%, 11/20/25 (Call 10/21/25)(b)	5,338	6,059,738
Aretec Escrow Issuer Inc., 7.50%, 04/01/29 (Call 04/01/24)(a)(b)	2,281	2,360,835
Arko Corp., 5.13%, 11/15/29 (Call 11/15/24)(a)	2,105	2,054,691
Armor Holdco Inc., 8.50%, 11/15/29	550	550,000
Castlelake Aviation Finance DAC, 5.00%, 04/15/27 (Call 04/15/24)(a)(b)	2,525	2,517,905
Cobra AcquisitionCo LLC, 6.38%, 11/01/29 (Call 11/01/24)(a)	2,285	2,258,711
Coinbase Global Inc.
3.38%, 10/01/28 (Call 10/01/24)(a)	5,095	4,916,675
3.63%, 10/01/31 (Call 10/01/26)(a)(b)	5,050	4,810,125
Credit Acceptance Corp.
5.13%, 12/31/24 (Call 12/31/21)(a)(b)	2,364	2,417,190
6.63%, 03/15/26 (Call 03/15/22)(b)	2,215	2,306,369
Curo Group Holdings Corp., 7.50%, 08/01/28 (Call 08/01/24)(a)	3,990	4,054,837
Enact Holdings Inc., 6.50%, 08/15/25 (Call 02/15/25)(a)	4,097	4,486,215
Enova International Inc.
8.50%, 09/01/24 (Call 11/29/21)(a)(b)	976	992,426
8.50%, 09/15/25 (Call 11/29/21)(a)	1,972	2,031,160
Finance of America Funding LLC, 7.88%, 11/15/25 (Call 11/15/22)(a)(b)	1,909	1,837,413
Global Aircraft Leasing Co. Ltd., 6.50%, 09/15/24 ( Call 11/29/21), (7.25% PIK)(a)(b)(c)	9,083	8,818,610
goeasy Ltd.
4.38%, 05/01/26 (Call 05/01/23)(a)(b)	1,585	1,616,700
5.38%, 12/01/24 (Call 12/01/21)(a)	2,463	2,527,654
GPS Hospitality Holding Co LLC/GPS Finco Inc., 7.00%, 08/15/28 (Call 08/15/24)(a)(b)	2,155	2,039,169
Home Point Capital Inc., 5.00%, 02/01/26 (Call 02/01/23)(a)(b)	2,855	2,564,903
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (Call 08/15/24)(a)(b)	5,445	5,518,834
Jefferson Capital Holdings LLC, 6.00%, 08/15/26 (Call 08/15/23)(a)	1,860	1,883,250
LD Holdings Group LLC
6.13%, 04/01/28 (Call 04/01/24)(a)(b)	3,250	2,977,813
6.50%, 11/01/25 (Call 11/01/22)(a)	2,664	2,610,720
LFS Topco LLC, 5.88%, 10/15/26 (Call 10/15/23)(a)(b)	1,490	1,532,838
LPL Holdings Inc.
4.00%, 03/15/29 (Call 03/15/24)(a)	4,520	4,610,400
4.38%, 05/15/31 (Call 05/15/26)(a)	2,235	2,288,081
4.63%, 11/15/27 (Call 11/15/22)(a)	1,877	1,933,310
Midcap Financial Issuer Trust
5.63%, 01/15/30 (Call 01/15/25)(a)	2,035	2,001,931
6.50%, 05/01/28 (Call 05/01/24)(a)	5,095	5,286,062
Nationstar Mortgage Holdings Inc.
5.13%, 12/15/30 (Call 12/15/25)(a)(b)	3,580	3,608,103
5.50%, 08/15/28 (Call 08/15/23)(a)	4,320	4,428,000
6.00%, 01/15/27 (Call 01/15/23)(a)	2,995	3,129,775
Navient Corp.
4.88%, 03/15/28 (Call 06/15/27)	2,645	2,651,613
5.00%, 03/15/27 (Call 09/15/26)	3,485	3,553,759
5.50%, 01/25/23	4,663	4,875,446
5.63%, 08/01/33	2,917	2,767,329
5.88%, 10/25/24	2,123	2,268,765

Security	Par (000)	Value

Diversified Financial Services (continued)
6.13%, 03/25/24	$3,986	$4,265,020
6.75%, 06/25/25	2,962	3,259,888
6.75%, 06/15/26(b)	2,829	3,122,509
7.25%, 09/25/23(b)	2,283	2,485,616
NFP Corp.
4.88%, 08/15/28 (Call 08/15/23)(a)(b)	2,400	2,436,000
6.88%, 08/15/28 (Call 08/15/23)(a)	9,306	9,454,368
OneMain Finance Corp.
3.50%, 01/15/27 (Call 01/15/24)	3,685	3,602,087
3.88%, 09/15/28 (Call 09/15/24)(b)	2,980	2,905,500
4.00%, 09/15/30 (Call 09/15/25)(b)	4,421	4,293,896
5.38%, 11/15/29 (Call 05/15/29)(b)	3,881	4,142,967
5.63%, 03/15/23	3,938	4,141,673
6.13%, 03/15/24 (Call 09/15/23)	6,690	7,116,487
6.63%, 01/15/28 (Call 07/15/27)(b)	4,071	4,569,697
6.88%, 03/15/25	6,751	7,535,804
7.13%, 03/15/26(b)	8,311	9,432,985
8.25%, 10/01/23	1,182	1,313,498
8.88%, 06/01/25 (Call 06/01/22)	3,280	3,546,500
Oxford Finance LLC/Oxford Finance Co-Issuer II Inc., 6.38%, 12/15/22 (Call 11/29/21)(a)	1,077	1,082,191
PennyMac Financial Services Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)(b)	3,345	3,152,663
5.38%, 10/15/25 (Call 10/15/22)(a)	3,402	3,508,313
5.75%, 09/15/31 (Call 09/15/26)(a)	2,485	2,444,619
PHH Mortgage Corp., 7.88%, 03/15/26 (Call 03/15/23)(a)(b)	2,301	2,330,545
PRA Group Inc.
5.00%, 10/01/29 (Call 10/01/24)(a)	1,605	1,586,045
7.38%, 09/01/25 (Call 09/01/22)(a)(b)	1,892	2,017,345
Provident Funding Associates LP/PFG Finance Corp., 6.38%, 06/15/25 (Call 11/29/21)(a)(b)	1,720	1,728,600
Quicken Loans LLC/Quicken Loans Co-Issuer Inc.
3.63%, 03/01/29 (Call 03/01/24)(a)(b)	3,652	3,624,610
3.88%, 03/01/31 (Call 03/01/26)(a)	6,629	6,548,133
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc.
2.88%, 10/15/26 (Call 10/15/23)(a)	5,865	5,824,678
4.00%, 10/15/33 (Call 10/15/27)(a)	4,360	4,294,208
SLM Corp.
3.13%, 11/02/26 (Call 10/02/26)	2,625	2,602,031
4.20%, 10/29/25 (Call 09/29/25)	2,392	2,528,344
StoneX Group Inc., 8.63%, 06/15/25 (Call 06/15/22)(a)	2,393	2,542,563
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/23 (Call 11/29/21)(a)(b)	1,729	1,763,580
United Wholesale Mortgage LLC
5.50%, 11/15/25 (Call 11/15/22)(a)(b)	4,231	4,209,845
5.50%, 04/15/29 (Call 04/15/24)(a)(b)	3,770	3,666,325
World Acceptance Corp., 7.00%, 11/01/26 (Call 11/01/23)(a)	1,440	1,418,400

		263,336,382

Electric — 2.6%
Calpine Corp.
3.75%, 03/01/31 (Call 03/01/26)(a)	4,765	4,574,448
4.50%, 02/15/28 (Call 02/15/23)(a)(b)	5,958	6,035,514
4.63%, 02/01/29 (Call 02/01/24)(a)(b)	3,375	3,273,750
5.00%, 02/01/31 (Call 02/01/26)(a)	4,630	4,537,863
5.13%, 03/15/28 (Call 03/15/23)(a)(b)	7,207	7,170,965
5.25%, 06/01/26 (Call 11/29/21)(a)	3,701	3,808,145
Clearway Energy Operating LLC
3.75%, 02/15/31 (Call 02/15/26)(a)	4,730	4,682,700

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
3.75%, 01/15/32 (Call 01/15/27)(a)	$2,065	$2,055,047
4.75%, 03/15/28 (Call 03/15/23)(a)(b)	4,062	4,297,596
DPL Inc.
4.13%, 07/01/25 (Call 04/01/25)(b)	2,386	2,523,505
4.35%, 04/15/29 (Call 01/15/29)(b)	1,828	1,974,240
Drax Finco PLC, 6.63%, 11/01/25 (Call 11/09/21)(a)	2,329	2,393,048
Electricite de France SA
5.25%, (Call 01/29/23)(a)(b)(d)(e)	8,600	8,901,000
5.63%, (Call 01/22/24)(a)(b)(d)(e)	7,625	8,101,562
Emera Inc., Series 16-A, 6.75%, 06/15/76 (Call 06/15/26)(b)(d)	5,506	6,463,383
FirstEnergy Corp.
2.05%, 03/01/25 (Call 02/01/25)	1,395	1,399,185
2.65%, 03/01/30 (Call 12/01/29)(b)	3,043	2,994,221
Series A, 1.60%, 01/15/26 (Call 12/15/25)	1,440	1,418,515
Series B, 2.25%, 09/01/30 (Call 06/01/30)	2,178	2,094,256
Series B, 4.40%, 07/15/27 (Call 04/15/27)(b)	7,775	8,435,195
Series B, 4.75%, 03/15/23 (Call 12/15/22)	3,939	4,081,631
Series C, 3.40%, 03/01/50 (Call 09/01/49)(b)	4,270	4,235,840
Series C, 5.35%, 07/15/47 (Call 01/15/47)	5,299	6,430,522
Series C, 7.38%, 11/15/31	7,555	10,292,252
FirstEnergy Transmission LLC
2.87%, 09/15/28 (Call 07/15/28)(a)(b)	2,510	2,586,435
4.35%, 01/15/25 (Call 10/15/24)(a)	827	894,888
4.55%, 04/01/49 (Call 10/01/48)(a)	2,400	2,805,248
5.45%, 07/15/44 (Call 01/15/44)(a)	2,190	2,771,229
InterGen NV, 7.00%, 06/30/23 (Call 11/29/21)(a)(b)	2,484	2,440,530
Leeward Renewable Energy Operations LLC, 4.25%, 07/01/29 (Call 07/01/24)(a)(b)	2,175	2,185,658
Midland Cogeneration Venture LP, 6.00%, 03/15/25(a)(b)	553	567,909
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(a)(b)	2,400	2,553,000
4.25%, 07/15/24 (Call 04/15/24)(a)(b)	3,499	3,704,391
4.25%, 09/15/24 (Call 07/15/24)(a)	226	238,148
4.50%, 09/15/27 (Call 06/15/27)(a)	3,012	3,222,238
NRG Energy Inc.
3.38%, 02/15/29 (Call 02/15/24)(a)	2,650	2,583,750
3.63%, 02/15/31 (Call 02/15/26)(a)	5,258	5,117,348
3.88%, 02/15/32 (Call 02/15/27)(a)	5,625	5,512,500
5.25%, 06/15/29 (Call 06/15/24)(a)	3,743	3,986,295
5.75%, 01/15/28 (Call 01/15/23)	4,235	4,489,100
6.63%, 01/15/27 (Call 11/15/21)(b)	1,801	1,865,142
Pattern Energy Operations LP/Pattern Energy Operations Inc., 4.50%, 08/15/28 (Call 08/15/23)(a)	3,560	3,684,600
PG&E Corp.
5.00%, 07/01/28 (Call 07/01/23)(b)	5,221	5,429,840
5.25%, 07/01/30 (Call 07/01/25)(b)	5,210	5,443,147
Pike Corp., 5.50%, 09/01/28 (Call 09/01/23)(a)(b)	2,831	2,880,542
Talen Energy Supply LLC
6.50%, 06/01/25 (Call 11/29/21)	2,600	1,577,472
6.63%, 01/15/28 (Call 01/15/23)(a)	2,378	2,247,210
7.25%, 05/15/27 (Call 05/15/22)(a)	3,714	3,552,367
7.63%, 06/01/28 (Call 06/01/23)(a)	1,897	1,811,635
10.50%, 01/15/26 (Call 01/15/22)(a)	3,493	2,309,467
Terraform Global Operating LLC, 6.13%, 03/01/26 (Call 11/29/21)(a)	1,512	1,550,208
TransAlta Corp.
4.50%, 11/15/22 (Call 08/15/22)(b)	1,115	1,137,300
6.50%, 03/15/40(b)	1,493	1,758,903

Security	Par (000)	Value

Electric (continued)
Vistra Operations Co. LLC
4.38%, 05/01/29 (Call 05/01/24)(a)	$6,610	$6,543,900
5.00%, 07/31/27 (Call 07/31/22)(a)(b)	6,783	6,952,575
5.50%, 09/01/26 (Call 11/09/21)(a)	4,746	4,886,956
5.63%, 02/15/27 (Call 02/15/22)(a)	6,440	6,635,261

		218,099,575

Electrical Components & Equipment — 0.3%
Energizer Holdings Inc.
4.38%, 03/31/29 (Call 09/30/23)(a)(b)	4,276	4,097,477
4.75%, 06/15/28 (Call 06/15/23)(a)(b)	3,340	3,335,825
EnerSys
4.38%, 12/15/27 (Call 09/15/27)(a)(b)	1,613	1,693,650
5.00%, 04/30/23 (Call 01/30/23)(a)	1,252	1,300,365
WESCO Distribution Inc.
7.13%, 06/15/25 (Call 06/15/22)(a)	8,040	8,522,400
7.25%, 06/15/28 (Call 06/15/23)(a)	6,802	7,501,994

		26,451,711

Electronics — 0.5%
Atkore Inc., 4.25%, 06/01/31 (Call 06/01/26)(a)(b)	2,075	2,095,750
Brightstar Escrow Corp., 9.75%, 10/15/25 (Call 10/15/22)(a)(b)	2,493	2,664,394
Imola Merger Corp., 4.75%, 05/15/29 (Call 05/15/24)(a)	10,235	10,515,951
Sensata Technologies BV
4.00%, 04/15/29 (Call 04/15/24)(a)	4,990	5,068,143
4.88%, 10/15/23(a)	2,726	2,886,152
5.00%, 10/01/25(a)	3,674	4,024,573
5.63%, 11/01/24(a)(b)	2,094	2,308,635
Sensata Technologies Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)(b)	3,820	3,767,475
4.38%, 02/15/30 (Call 11/15/29)(a)	2,612	2,756,665
TTM Technologies Inc., 4.00%, 03/01/29 (Call 03/01/24)(a)	2,780	2,755,300

		38,843,038

Energy - Alternate Sources — 0.3%
Atlantica Sustainable Infrastructure PLC, 4.13%, 06/15/28 (Call 06/15/25)(a)	2,150	2,190,312
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 01/15/26 (Call 11/29/21)(a)	3,255	3,366,517
Renewable Energy Group Inc., 5.88%, 06/01/28 (Call 06/01/24)(a)(b)	3,035	3,190,544
Sunnova Energy Corp., 5.88%, 09/01/26 (Call 09/01/23)(a)(b)	2,130	2,161,950
TerraForm Power Operating LLC
4.25%, 01/31/23 (Call 10/31/22)(a)(b)	2,163	2,206,260
4.75%, 01/15/30 (Call 01/15/25)(a)	3,516	3,642,506
5.00%, 01/31/28 (Call 07/31/27)(a)(b)	3,912	4,166,280
Topaz Solar Farms LLC, 5.75%, 09/30/39(a)(b)	3,041	3,681,771

		24,606,140

Engineering & Construction — 0.7%
AECOM, 5.13%, 03/15/27 (Call 12/15/26)(b)	4,829	5,330,009
Arcosa Inc., 4.38%, 04/15/29 (Call 04/15/24)(a)(b)	2,160	2,204,690
Artera Services LLC, 9.03%, 12/04/25 (Call 02/04/23)(a)	5,293	5,650,278
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 11/29/21)(a)(b)	5,375	5,341,406
Brundage-Bone Concrete Pumping Holdings Inc., 6.00%, 02/01/26 (Call 02/01/23)(a)	2,105	2,203,935
Cellnex Finance Co SA, 3.88%, 07/07/41 (Call 04/07/41)(a)(b)	3,325	3,250,553

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Engineering & Construction (continued)
Dycom Industries Inc., 4.50%, 04/15/29 (Call 04/15/24)(a)(b)	$2,582	$2,620,730
Fluor Corp.
3.50%, 12/15/24 (Call 09/15/24)(b)	1,771	1,846,418
4.25%, 09/15/28 (Call 06/15/28)(b)	3,310	3,442,400
Global Infrastructure Solutions Inc., 5.63%, 06/01/29 (Call 06/01/24)(a)(b)	2,050	2,101,250
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/29 (Call 06/01/24)(a)	1,994	2,028,436
IEA Energy Services LLC, 6.63%, 08/15/29 (Call 08/15/24)(a)(b)	1,600	1,576,000
INNOVATE Corp., 8.50%, 02/01/26 (Call 02/01/23)(a)	1,870	1,872,338
MasTec Inc., 4.50%, 08/15/28 (Call 08/15/23)(a)	2,727	2,795,175
TopBuild Corp.
3.63%, 03/15/29 (Call 03/15/24)(a)(b)	2,110	2,121,204
4.13%, 02/15/32 (Call 10/15/26)(a)	2,850	2,874,938
Tutor Perini Corp., 6.88%, 05/01/25 (Call 11/15/21)(a)(b)	2,722	2,762,830
VM Consolidated Inc., 5.50%, 04/15/29 (Call 04/15/24)(a)	2,000	2,027,500
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28 (Call 09/15/23)(a)	2,446	2,531,610

		54,581,700

Entertainment — 3.0%
Affinity Gaming, 6.88%, 12/15/27 (Call 12/01/23)(a)	3,232	3,350,614
Allen Media LLC/Allen Media Co-Issuer Inc., 10.50%, 02/15/28 (Call 02/15/23)(a)(b)	3,485	3,733,306
AMC Entertainment Holdings Inc.
10.50%, 04/15/25 (Call 04/15/22)(a)(b)	2,485	2,668,269
12.00%, 06/15/26 (Call 06/15/23), (12.00% PIK)(a)(b)(c)	7,399	7,361,989
Banijay Entertainment SASU, 5.38%, 03/01/25 (Call 03/01/22)(a)	2,495	2,566,731
Boyne USA Inc., 4.75%, 05/15/29 (Call 05/15/24)(a)	2,740	2,801,650
Caesars Entertainment Inc.
4.63%, 10/15/29 (Call 10/15/24)(a)	5,975	6,003,680
6.25%, 07/01/25 (Call 07/01/22)(a)	17,532	18,441,034
8.13%, 07/01/27 (Call 07/01/23)(a)(b)	9,385	10,511,669
Caesars Resort Collection LLC/CRC Finco Inc., 5.75%, 07/01/25 (Call 07/01/22)(a)(b)	5,183	5,446,037
CCM Merger Inc., 6.38%, 05/01/26 (Call 11/01/22)(a)(b)	1,720	1,801,700
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(b)	2,303	2,386,438
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/24 (Call 11/29/21)(b)	1,827	1,840,703
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.38%, 04/15/27 (Call 04/15/22)(b)	2,708	2,789,240
5.50%, 05/01/25 (Call 05/01/22)(a)	5,382	5,583,825
6.50%, 10/01/28 (Call 10/01/23)	1,575	1,689,188
Churchill Downs Inc.
4.75%, 01/15/28 (Call 01/15/23)(a)	3,532	3,651,205
5.50%, 04/01/27 (Call 04/01/22)(a)	3,398	3,512,682
Cinemark USA Inc.
5.25%, 07/15/28 (Call 07/15/24)(a)(b)	3,970	3,873,231
5.88%, 03/15/26 (Call 03/15/23)(a)(b)	2,331	2,336,828
8.75%, 05/01/25 (Call 05/01/22)(a)(b)	1,340	1,433,800
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 02/15/23 (Call 11/29/21)(a)	792	819,720
Empire Resorts Inc., 7.75%, 11/01/26 (Call 11/01/23)(a)	1,170	1,193,189

Security	Par (000)	Value

Entertainment (continued)
Everi Holdings Inc., 5.00%, 07/15/29 (Call 07/15/24)(a)	$2,120	$2,170,350
Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/24 (Call 11/20/21)(a)(b)	1,351	1,390,855
Golden Entertainment Inc., 7.63%, 04/15/26 (Call 04/15/22)(a)(b)	2,573	2,701,650
International Game Technology PLC
4.13%, 04/15/26 (Call 04/15/23)(a)	3,900	4,007,250
5.25%, 01/15/29 (Call 01/15/24)(a)	3,535	3,716,169
6.25%, 01/15/27 (Call 07/15/26)(a)	4,015	4,516,875
6.50%, 02/15/25 (Call 08/15/24)(a)	5,666	6,289,260
Jacobs Entertainment Inc., 7.88%, 02/01/24 (Call 11/29/21)(a)	2,227	2,293,810
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (Call 04/15/24)(a)(b)	5,274	5,392,665
Live Nation Entertainment Inc.
3.75%, 01/15/28 (Call 01/15/24)(a)(b)	2,545	2,519,550
4.75%, 10/15/27 (Call 10/15/22)(a)	5,063	5,164,260
4.88%, 11/01/24 (Call 11/29/21)(a)	2,861	2,893,186
5.63%, 03/15/26 (Call 11/29/21)(a)	1,108	1,145,395
6.50%, 05/15/27 (Call 05/15/23)(a)	5,881	6,439,695
Merlin Entertainments Ltd., 5.75%, 06/15/26 (Call 03/17/26)(a)	1,970	2,039,699
Midwest Gaming Borrower LLC, 4.88%, 05/01/29 (Call 05/01/24)(a)(b)	4,105	4,141,452
Mohegan Gaming & Entertainment
7.88%, 10/15/24 (Call 11/15/21)(a)(b)	2,355	2,443,313
8.00%, 02/01/26 (Call 02/01/23)(a)	6,180	6,365,400
Motion Bondco DAC, 6.63%, 11/15/27 (Call 11/15/22)(a)(b)	2,025	2,025,000
Peninsula Pacific Entertainment LLC/Peninsula Pacific Entertainment Finance Inc., 8.50%, 11/15/27 (Call 11/15/23)(a)(b)	4,583	4,889,511
Penn National Gaming Inc.
4.13%, 07/01/29 (Call 07/01/24)(a)(b)	2,069	2,017,275
5.63%, 01/15/27 (Call 01/15/22)(a)(b)	2,067	2,134,178
Powdr Corp., 6.00%, 08/01/25 (Call 08/01/22)(a)(b)	1,215	1,269,675
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.63%, 09/01/29 (Call 09/01/24)(a)(b)	3,805	3,871,587
5.88%, 09/01/31 (Call 09/01/26)(a)(b)	3,905	3,983,100
Raptor Acquisition Corp./Raptor Co-Issuer LLC, 4.88%, 11/01/26 (Call 11/01/22)(a)	1,785	1,807,313
Resorts World Las Vegas LLC/RWLV Capital Inc.
4.63%, 04/16/29 (Call 01/16/29)(a)	5,100	5,175,151
4.63%, 04/06/31 (Call 01/06/31)(a)(b)	1,850	1,840,698
Scientific Games International Inc.
5.00%, 10/15/25 (Call 11/29/21)(a)	6,260	6,444,920
7.00%, 05/15/28 (Call 05/15/23)(a)	3,171	3,426,107
7.25%, 11/15/29 (Call 11/15/24)(a)(b)	2,765	3,124,671
8.25%, 03/15/26 (Call 03/15/22)(a)	5,816	6,164,960
8.63%, 07/01/25 (Call 07/01/22)(a)	2,832	3,056,294
SeaWorld Parks & Entertainment Inc., 5.25%, 08/15/29 (Call 08/15/24)(a)(b)	3,725	3,794,844
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 11/29/21)(a)(b)	4,853	4,889,397
5.50%, 04/15/27 (Call 04/15/22)(a)(b)	2,518	2,606,130
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 07/01/22)(a)	4,019	4,270,188
Speedway Motorsports LLC/Speedway Funding II Inc., 4.88%, 11/01/27 (Call 11/01/22)(a)	1,755	1,791,188

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Entertainment (continued)
Vail Resorts Inc., 6.25%, 05/15/25 (Call 05/15/22)(a)	$3,321	$3,498,009
WMG Acquisition Corp.
3.00%, 02/15/31 (Call 02/15/26)(a)	4,060	3,950,177
3.88%, 07/15/30 (Call 07/15/25)(a)	2,651	2,747,099
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.13%, 10/01/29 (Call 07/01/29)(a)(b)	4,094	4,104,235
7.75%, 04/15/25 (Call 04/15/22)(a)	3,396	3,573,611

		247,882,880

Environmental Control — 0.7%
Clean Harbors Inc.
4.88%, 07/15/27 (Call 07/15/22)(a)(b)	3,274	3,409,052
5.13%, 07/15/29 (Call 07/15/24)(a)	1,092	1,182,090
Covanta Holding Corp.
5.00%, 09/01/30 (Call 09/01/25)	1,934	1,924,330
5.88%, 07/01/25 (Call 11/29/21)(b)	1,996	2,057,127
6.00%, 01/01/27 (Call 01/01/22)	1,230	1,271,513
GFL Environmental Inc.
3.50%, 09/01/28 (Call 03/01/28)(a)	4,397	4,375,015
3.75%, 08/01/25 (Call 08/01/22)(a)	4,102	4,220,753
4.00%, 08/01/28 (Call 08/01/23)(a)(b)	3,067	2,990,325
4.25%, 06/01/25 (Call 06/01/22)(a)	2,572	2,651,978
4.38%, 08/15/29 (Call 08/15/24)(a)	2,765	2,738,511
4.75%, 06/15/29 (Call 06/15/24)(a)(b)	3,805	3,838,237
5.13%, 12/15/26 (Call 12/15/22)(a)	2,918	3,049,310
Harsco Corp., 5.75%, 07/31/27 (Call 07/31/22)(a)	2,517	2,614,534
Madison IAQ LLC
4.13%, 06/30/28 (Call 06/30/24)(a)(b)	3,590	3,571,404
5.88%, 06/30/29 (Call 06/30/24)(a)	5,570	5,528,225
Stericycle Inc.
3.88%, 01/15/29 (Call 11/15/23)(a)(b)	2,823	2,780,655
5.38%, 07/15/24 (Call 11/15/21)(a)	2,912	2,999,360
Tervita Corp., 11.00%, 12/01/25 (Call 12/01/23)(a)	1,760	2,024,088
Waste Pro USA Inc., 5.50%, 02/15/26 (Call 11/29/21)(a)	2,724	2,696,760

		55,923,267

Food — 3.7%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 09/15/22)(a)	3,995	4,059,919
3.50%, 02/15/23 (Call 12/15/22)(a)	3,908	3,976,390
3.50%, 03/15/29 (Call 09/15/23)(a)	7,123	7,021,034
4.63%, 01/15/27 (Call 01/15/23)(a)(b)	7,305	7,645,048
4.88%, 02/15/30 (Call 02/15/25)(a)(b)	4,962	5,318,520
5.88%, 02/15/28 (Call 08/15/22)(a)	3,819	4,057,687
7.50%, 03/15/26 (Call 03/15/22)(a)	3,320	3,577,300
B&G Foods Inc.
5.25%, 04/01/25 (Call 11/29/21)	4,963	5,062,260
5.25%, 09/15/27 (Call 03/01/22)(b)	3,386	3,472,469
C&S Group Enterprises LLC, 5.00%, 12/15/28 (Call 12/15/23)(a)(b)	2,352	2,187,360
Chobani LLC/Chobani Finance Corp. Inc.
4.63%, 11/15/28 (Call 11/15/23)(a)	2,216	2,265,860
7.50%, 04/15/25 (Call 11/29/21)(a)	2,950	3,064,313
Del Monte Foods Inc., 11.88%, 05/15/25 (Call 05/15/22)(a)(b)	3,214	3,605,626
FAGE International SA/FAGE USA Dairy Industry Inc., 5.63%, 08/15/26 (Call 11/29/21)(a)(b)	1,566	1,605,150
Fresh Market Inc. (The), 9.75%, 05/01/23 (Call 11/29/21)(a)(b)	818	840,495

Security	Par (000)	Value

Food (continued)
H-Food Holdings LLC/Hearthside Finance Co. Inc., 8.50%, 06/01/26 (Call 11/29/21)(a)(b)	$2,185	$2,256,013
Ingles Markets Inc., 4.00%, 06/15/31 (Call 06/15/26)(a)	2,115	2,104,425
JBS USA LUX SA/JBS USA Finance Inc., 6.75%, 02/15/28 (Call 02/15/23)(a)	3,546	3,820,850
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
3.75%, 12/01/31 (Call 12/01/26)(a)(b)	2,880	2,948,400
5.50%, 01/15/30 (Call 01/15/25)(a)(b)	6,180	6,767,100
6.50%, 04/15/29 (Call 04/15/24)(a)	5,025	5,558,906
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)	9,060	9,477,257
3.75%, 04/01/30 (Call 01/01/30)(b)	3,767	4,094,570
3.88%, 05/15/27 (Call 02/15/27)	6,878	7,453,207
4.25%, 03/01/31 (Call 12/01/30)	6,915	7,809,974
4.38%, 06/01/46 (Call 12/01/45)(b)	15,300	17,859,682
4.63%, 01/30/29 (Call 10/30/28)(b)	3,523	4,007,486
4.63%, 10/01/39 (Call 04/01/39)	2,059	2,397,546
4.88%, 10/01/49 (Call 04/01/49)	7,835	9,702,121
5.00%, 07/15/35 (Call 01/15/35)(b)	4,115	5,059,664
5.00%, 06/04/42	8,268	10,219,189
5.20%, 07/15/45 (Call 01/15/45)	9,530	12,120,667
5.50%, 06/01/50 (Call 12/01/49)(b)	4,196	5,621,914
6.50%, 02/09/40	3,793	5,413,301
6.75%, 03/15/32(b)	2,015	2,725,288
6.88%, 01/26/39	4,279	6,267,333
7.13%, 08/01/39(a)(b)	4,354	6,607,213
Lamb Weston Holdings Inc.
4.13%, 01/31/30 (Call 01/31/25)(a)	4,325	4,329,109
4.38%, 01/31/32 (Call 01/31/27)(a)	4,310	4,316,379
4.63%, 11/01/24 (Call 11/18/21)(a)	3,995	4,092,478
4.88%, 11/01/26 (Call 11/18/21)(a)	4,488	4,601,546
4.88%, 05/15/28 (Call 11/15/27)(a)(b)	2,830	3,036,902
Performance Food Group Inc.
4.25%, 08/01/29 (Call 08/01/24)(a)(b)	5,160	5,160,000
5.50%, 10/15/27 (Call 10/15/22)(a)(b)	6,011	6,266,467
6.88%, 05/01/25 (Call 05/01/22)(a)(b)	820	865,100
Pilgrim’s Pride Corp.
3.50%, 03/01/32 (Call 09/01/26)(a)	3,605	3,614,013
4.25%, 04/15/31 (Call 04/15/26)(a)	5,239	5,527,145
5.88%, 09/30/27 (Call 09/30/22)(a)(b)	4,952	5,221,240
Post Holdings Inc.
4.50%, 09/15/31 (Call 09/15/26)(a)	9,475	9,284,837
4.63%, 04/15/30 (Call 04/15/25)(a)(b)	8,534	8,576,670
5.50%, 12/15/29 (Call 12/15/24)(a)	3,493	3,715,679
5.63%, 01/15/28 (Call 12/01/22)(a)	4,293	4,480,604
5.75%, 03/01/27 (Call 03/01/22)(a)	7,077	7,342,387
Safeway Inc., 7.25%, 02/01/31(b)	1,237	1,491,383
SEG Holding LLC/SEG Finance Corp., 5.63%, 10/15/28 (Call 10/15/23)(a)(b)	1,937	2,038,693
Sigma Holdco BV, 7.88%, 05/15/26 (Call 11/09/21)(a)(b)	2,867	2,801,346
Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons Feed, 4.63%, 03/01/29 (Call 03/01/24)(a)(b)	4,507	4,552,070
TreeHouse Foods Inc., 4.00%, 09/01/28 (Call 09/01/23)(b)	2,911	2,780,291
U.S. Foods Inc.
4.75%, 02/15/29 (Call 02/15/24)(a)(b)	4,955	5,013,320
6.25%, 04/15/25 (Call 04/15/22)(a)	5,104	5,333,680

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
United Natural Foods Inc., 6.75%, 10/15/28 (Call 10/15/23)(a)(b)	$2,832	$3,065,640

		305,558,516

Food Service — 0.4%
Aramark Services Inc.
5.00%, 04/01/25 (Call 11/29/21)(a)(b)	3,170	3,245,287
5.00%, 02/01/28 (Call 02/01/23)(a)	6,266	6,406,985
6.38%, 05/01/25 (Call 05/01/22)(a)	8,249	8,681,165
Bloomin’ Brands Inc./OSI Restaurant Partners LLC, 5.13%, 04/15/29 (Call 04/15/24)(a)(b)	1,808	1,787,118
Carrols Restaurant Group Inc., 5.88%, 07/01/29 (Call 07/01/24)(a)(b)	1,550	1,418,250
Papa John’s International Inc., 3.88%, 09/15/29 (Call 09/15/24)(a)(b)	1,815	1,774,163
TKC Holdings Inc.
6.88%, 05/15/28 (Call 05/15/24)(a)(b)	2,125	2,183,437
10.50%, 05/15/29 (Call 05/15/24)(a)(b)	3,625	3,915,000

		29,411,405

Forest Products & Paper — 0.2%
Clearwater Paper Corp.
4.75%, 08/15/28 (Call 08/15/23)(a)	2,025	2,052,844
5.38%, 02/01/25(a)(b)	840	905,100
Domtar Corp.
6.25%, 09/01/42	1,000	1,041,242
6.75%, 02/15/44 (Call 08/15/43)	1,000	1,058,398
Glatfelter Corp., 4.75%, 11/15/29 (Call 11/01/24)(a)	1,905	1,940,719
Mercer International Inc.
5.13%, 02/01/29 (Call 02/01/24)	4,571	4,544,580
5.50%, 01/15/26 (Call 11/29/21)	811	821,137
Pearl Merger Sub Inc., 6.75%, 10/01/28 (Call 10/01/24)(a)	2,228	2,211,290
Resolute Forest Products Inc., 4.88%, 03/01/26 (Call 03/01/23)(a)(b)	1,873	1,905,777
Schweitzer-Mauduit International Inc., 6.88%, 10/01/26 (Call 11/29/21)(a)	1,697	1,771,244
Sylvamo Corp., 7.00%, 09/01/29 (Call 09/01/24)(a)(b)	2,350	2,361,750

		20,614,081

Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	3,697	4,006,624
5.63%, 05/20/24 (Call 03/20/24)	3,228	3,486,240
5.75%, 05/20/27 (Call 02/20/27)(b)	2,532	2,832,422
5.88%, 08/20/26 (Call 05/20/26)	3,650	4,069,750
Rockpoint Gas Storage Canada Ltd., 7.00%, 03/31/23 (Call 11/29/21)(a)(b)	2,381	2,386,952

		16,781,988

Hand & Machine Tools — 0.0%
Apex Tool Group LLC/BC Mountain Finance Inc., 9.00%, 02/15/23 (Call 11/29/21)(a)(b)	1,083	1,084,354
Werner FinCo LP/Werner FinCo Inc., 8.75%, 07/15/25 (Call 11/09/21)(a)(b)	1,460	1,518,400

		2,602,754

Health Care - Products — 0.6%
Avantor Funding Inc.
3.88%, 11/01/29 (Call 11/01/24)(a)	3,520	3,518,874
4.63%, 07/15/28 (Call 07/15/23)(a)	8,175	8,481,154
Hill-Rom Holdings Inc., 4.38%, 09/15/27 (Call 09/15/22)(a)	2,574	2,675,351

Security	Par (000)	Value

Health Care - Products (continued)
Hologic Inc.
3.25%, 02/15/29 (Call 09/28/23)(a)(b)	$5,295	$5,251,978
4.63%, 02/01/28 (Call 02/01/23)(a)(b)	2,057	2,141,851
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (Call 10/01/24)(a)	8,955	8,910,225
5.25%, 10/01/29 (Call 10/01/24)(a)(b)	4,943	5,017,145
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 7.25%, 02/01/28 (Call 02/01/23)(a)(b)	2,543	2,708,295
Teleflex Inc.
4.25%, 06/01/28 (Call 06/01/23)(a)(b)	2,754	2,829,597
4.63%, 11/15/27 (Call 11/15/22)(b)	2,587	2,680,779
Varex Imaging Corp., 7.88%, 10/15/27 (Call 10/15/23)(a)(b)	1,947	2,166,427

		46,381,676

Health Care - Services — 5.4%
Acadia Healthcare Co. Inc.
5.00%, 04/15/29 (Call 10/15/23)(a)	2,926	2,984,520
5.50%, 07/01/28 (Call 07/01/23)(a)(b)	2,422	2,524,935
AHP Health Partners Inc., 5.75%, 07/15/29 (Call 07/15/24)(a)(b)	1,750	1,758,750
Air Methods Corp., 8.00%, 05/15/25 (Call 11/29/21)(a)(b)	1,067	816,255
Akumin Escrow Inc., 7.50%, 08/01/28 (Call 08/01/24)(a)(b)	1,910	1,804,950
Akumin Inc., 7.00%, 11/01/25 (Call 11/01/22)(a)(b)	2,780	2,654,372
Cano Health LLC, 6.25%, 10/01/28 (Call 10/01/24)(a)	810	814,633
Catalent Pharma Solutions Inc.
3.13%, 02/15/29 (Call 02/15/24)(a)	3,070	2,981,738
3.50%, 04/01/30 (Call 04/01/25)(a)	3,310	3,285,175
5.00%, 07/15/27 (Call 07/15/22)(a)(b)	2,405	2,483,163
Centene Corp.
2.45%, 07/15/28 (Call 05/15/28)	11,790	11,750,006
2.50%, 03/01/31 (Call 12/01/30)	11,325	11,041,875
2.63%, 08/01/31 (Call 05/01/31)	6,875	6,763,075
3.00%, 10/15/30 (Call 07/15/30)(b)	11,477	11,664,993
3.38%, 02/15/30 (Call 02/15/25)	10,249	10,518,036
4.25%, 12/15/27 (Call 12/15/22)	13,050	13,669,875
4.63%, 12/15/29 (Call 12/15/24)(b)	17,939	19,351,696
Charles River Laboratories International Inc.
3.75%, 03/15/29 (Call 03/15/24)(a)(b)	2,610	2,636,100
4.00%, 03/15/31 (Call 03/15/26)(a)(b)	2,533	2,618,489
4.25%, 05/01/28 (Call 05/01/23)(a)	2,779	2,862,370
CHS/Community Health Systems Inc.
4.75%, 02/15/31 (Call 02/15/26)(a)	5,625	5,625,000
5.63%, 03/15/27 (Call 12/15/23)(a)	9,390	9,826,165
6.00%, 01/15/29 (Call 01/15/24)(a)(b)	4,265	4,488,913
6.13%, 04/01/30 (Call 04/01/25)(a)(b)	7,315	7,190,352
6.63%, 02/15/25 (Call 02/15/22)(a)	7,315	7,607,600
6.88%, 04/01/28 (Call 04/01/23)(a)(b)	4,127	3,906,659
6.88%, 04/15/29 (Call 04/15/24)(a)(b)	9,255	9,521,081
8.00%, 03/15/26 (Call 03/15/22)(a)	10,670	11,256,850
8.00%, 12/15/27 (Call 12/15/22)(a)	3,426	3,712,928
DaVita Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)(b)	7,780	7,371,550
4.63%, 06/01/30 (Call 06/01/25)(a)	14,415	14,486,498
Encompass Health Corp.
4.50%, 02/01/28 (Call 02/01/23)(b)	4,440	4,520,353
4.63%, 04/01/31 (Call 04/01/26)	2,270	2,309,725
4.75%, 02/01/30 (Call 02/01/25)	4,115	4,217,875

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
5.75%, 09/15/25 (Call 11/29/21)(b)	$1,421	$1,451,196
Global Medical Response Inc., 6.50%, 10/01/25 (Call 11/03/21)(a)(b)	3,514	3,484,974
Hadrian Merger Sub Inc., 8.50%, 05/01/26 (Call 11/29/21)(a)(b)	1,861	1,926,135
HCA Inc.
3.50%, 09/01/30 (Call 03/01/30)	14,260	14,996,529
5.38%, 02/01/25	13,135	14,612,687
5.38%, 09/01/26 (Call 03/01/26)(b)	5,509	6,273,916
5.63%, 09/01/28 (Call 03/01/28)	7,680	9,000,806
5.88%, 05/01/23	5,397	5,768,044
5.88%, 02/15/26 (Call 08/15/25)	7,875	8,967,656
5.88%, 02/01/29 (Call 08/01/28)	5,304	6,312,874
7.50%, 11/06/33(b)	825	1,175,625
7.69%, 06/15/25	879	1,054,800
IQVIA Inc.
5.00%, 10/15/26 (Call 11/29/21)(a)	5,311	5,456,787
5.00%, 05/15/27 (Call 05/15/22)(a)(b)	5,978	6,196,615
Legacy LifePoint Health LLC
4.38%, 02/15/27 (Call 02/15/22)(a)	3,102	3,070,980
6.75%, 04/15/25 (Call 04/15/22)(a)	3,065	3,210,588
Lifepoint Health Inc., 5.38%, 01/15/29 (Call 01/15/24)(a)(b)	2,760	2,704,800
Magellan Health Inc., 4.90%, 09/22/24 (Call 07/22/24)	1,516	1,659,671
MEDNAX Inc., 6.25%, 01/15/27 (Call 01/15/22)(a)	6,011	6,302,954
ModivCare Escrow Issuer Inc., 5.00%, 10/01/29 (Call 10/01/24)(a)	2,480	2,522,582
ModivCare Inc., 5.88%, 11/15/25 (Call 11/15/22)(a)	3,222	3,383,100
Molina Healthcare Inc.
3.88%, 11/15/30 (Call 08/17/30)(a)	3,788	3,906,375
4.38%, 06/15/28 (Call 06/15/23)(a)(b)	3,725	3,855,375
5.38%, 11/15/22 (Call 08/15/22)	3,004	3,086,610
Prime Healthcare Services Inc., 7.25%, 11/01/25 (Call 11/01/22)(a)	5,770	6,145,050
Quorum Health Corp., 11.63%, 04/15/23(f)(g)	1,183	—
Radiology Partners Inc., 9.25%, 02/01/28 (Call 02/01/23)(a)	3,901	4,135,060
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/21)(a)(b)	7,189	7,584,395
RP Escrow Issuer LLC, 5.25%, 12/15/25 (Call 12/15/22)(a)	4,127	4,127,000
Select Medical Corp., 6.25%, 08/15/26 (Call 08/15/22)(a)	6,957	7,276,789
Surgery Center Holdings Inc.
6.75%, 07/01/25 (Call 11/29/21)(a)(b)	1,913	1,946,478
10.00%, 04/15/27 (Call 04/15/22)(a)(b)	3,077	3,303,190
Syneos Health Inc., 3.63%, 01/15/29 (Call 01/15/24)(a)(b)	3,700	3,651,900
Tenet Healthcare Corp.
4.25%, 06/01/29 (Call 06/01/24)(a)	7,550	7,642,714
4.63%, 07/15/24 (Call 11/29/21)(b)	3,779	3,826,238
4.63%, 09/01/24 (Call 11/15/21)(a)(b)	2,997	3,060,686
4.63%, 06/15/28 (Call 06/15/23)(a)(b)	3,208	3,324,290
4.88%, 01/01/26 (Call 03/01/22)(a)(b)	11,180	11,459,500
5.13%, 11/01/27 (Call 11/01/22)(a)	7,962	8,320,290
6.13%, 10/01/28 (Call 10/01/23)(a)(b)	13,210	13,869,839
6.25%, 02/01/27 (Call 02/01/22)(a)(b)	8,139	8,454,386
6.75%, 06/15/23	9,699	10,426,425
6.88%, 11/15/31(b)	1,208	1,383,160
7.50%, 04/01/25 (Call 04/01/22)(a)	3,610	3,831,113

Security	Par (000)	Value

Health Care - Services (continued)
U.S. Acute Care Solutions LLC, 6.38%, 03/01/26 (Call 03/01/23)(a)	$2,495	$2,588,563
US Renal Care Inc., 10.63%, 07/15/27 (Call 07/15/22)(a)	2,864	2,969,825

		450,735,125

Holding Companies - Diversified — 0.5%
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (Call 04/15/24)(a)	5,127	5,332,080
FS Energy & Power Fund, 7.50%, 08/15/23 (Call 05/15/23)(a)	2,929	3,046,160
Hightower Holding LLC, 6.75%, 04/15/29 (Call 04/15/24)(a)	1,875	1,912,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%, 02/01/29 (Call 08/01/28)(b)	3,970	3,987,547
4.75%, 09/15/24 (Call 06/15/24)	5,606	5,810,311
5.25%, 05/15/27 (Call 11/15/26)	7,299	7,590,960
6.25%, 05/15/26 (Call 05/15/22)	6,570	6,882,075
6.38%, 12/15/25 (Call 11/29/21)(b)	3,030	3,090,600
6.75%, 02/01/24 (Call 11/29/21)	1,896	1,924,440
Stena AB, 7.00%, 02/01/24(a)(b)	2,746	2,842,110
Stena International SA
5.75%, 03/01/24(a)	1,539	1,585,170
6.13%, 02/01/25 (Call 02/01/22)(a)(b)	1,490	1,527,250

		45,531,203

Home Builders — 1.3%
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.63%, 08/01/29 (Call 08/01/24)(a)	1,865	1,848,681
4.63%, 04/01/30 (Call 04/01/25)(a)	1,445	1,419,713
6.63%, 01/15/28 (Call 01/15/23)(a)(b)	1,200	1,269,000
Beazer Homes USA Inc.
5.88%, 10/15/27 (Call 10/15/22)(b)	1,704	1,774,290
7.25%, 10/15/29 (Call 10/15/24)(b)	2,110	2,305,175
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC
4.88%, 02/15/30 (Call 02/15/25)(a)(b)	2,994	3,000,168
5.00%, 06/15/29 (Call 06/15/24)(a)(b)	1,811	1,817,791
6.25%, 09/15/27 (Call 09/15/22)(a)	3,254	3,388,227
Century Communities Inc.
3.88%, 08/15/29 (Call 02/15/29)(a)(b)	2,590	2,581,090
6.75%, 06/01/27 (Call 06/01/22)	3,106	3,297,951
Empire Communities Corp., 7.00%, 12/15/25 (Call 12/15/22)(a)	2,859	2,959,065
Forestar Group Inc.
3.85%, 05/15/26 (Call 05/15/23)(a)	2,585	2,584,974
5.00%, 03/01/28 (Call 03/01/23)(a)(b)	1,577	1,618,396
Installed Building Products Inc., 5.75%, 02/01/28 (Call 02/01/23)(a)	1,611	1,687,522
K Hovnanian Enterprises Inc., 10.50%, 02/15/26 (Call 02/15/22)(a)	55	58,438
KB Home
4.00%, 06/15/31 (Call 12/15/30)	2,000	2,027,500
4.80%, 11/15/29 (Call 05/15/29)(b)	1,584	1,706,760
6.88%, 06/15/27 (Call 12/15/26)(b)	2,203	2,601,875
7.63%, 05/15/23 (Call 11/15/22)(b)	1,565	1,662,813
LGI Homes Inc., 4.00%, 07/15/29 (Call 01/15/29)(a)	1,810	1,760,225
M/I Homes Inc.
3.95%, 02/15/30 (Call 08/15/29)(a)	1,615	1,594,813
4.95%, 02/01/28 (Call 02/01/23)(b)	2,127	2,212,080

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders (continued)
Mattamy Group Corp.
4.63%, 03/01/30 (Call 03/01/25)(a)(b)	$3,351	$3,399,025
5.25%, 12/15/27 (Call 12/15/22)(a)	2,671	2,777,840
Meritage Homes Corp.
3.88%, 04/15/29 (Call 10/15/28)(a)	2,535	2,626,894
5.13%, 06/06/27 (Call 12/06/26)(b)	1,303	1,436,558
6.00%, 06/01/25 (Call 03/01/25)(b)	2,647	2,971,787
New Home Co. Inc. (The), 7.25%, 10/15/25 (Call 10/15/22)(a)	1,705	1,760,412
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 06/15/22)(a)(b)	2,678	2,818,595
Shea Homes LP/Shea Homes Funding Corp.
4.75%, 02/15/28 (Call 02/15/23)(a)(b)	2,463	2,481,472
4.75%, 04/01/29 (Call 04/01/24)(a)(b)	1,846	1,855,230
Taylor Morrison Communities Inc.
5.13%, 08/01/30 (Call 02/01/30)(a)	2,685	2,846,100
5.75%, 01/15/28 (Call 10/15/27)(a)	2,654	2,921,842
5.88%, 06/15/27 (Call 03/15/27)(a)(b)	2,826	3,161,587
6.63%, 07/15/27 (Call 07/15/22)(a)(b)	1,183	1,246,586
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc.
5.63%, 03/01/24 (Call 12/01/23)(a)	1,242	1,327,388
5.88%, 04/15/23 (Call 01/15/23)(a)	1,207	1,262,824
Thor Industries Inc., 4.00%, 10/15/29 (Call 10/15/24)(a)	2,660	2,634,198
Toll Brothers Finance Corp.
3.80%, 11/01/29 (Call 08/01/29)(b)	2,279	2,441,379
4.35%, 02/15/28 (Call 11/15/27)(b)	1,634	1,783,102
4.38%, 04/15/23 (Call 01/15/23)(b)	2,117	2,185,802
4.88%, 11/15/25 (Call 08/15/25)	1,146	1,264,898
4.88%, 03/15/27 (Call 12/15/26)(b)	2,298	2,553,652
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24(b)	2,608	2,889,012
Tri Pointe Homes Inc.
5.25%, 06/01/27 (Call 12/01/26)(b)	2,012	2,170,847
5.70%, 06/15/28 (Call 12/15/27)(b)	1,867	2,030,362
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 08/15/23)(a)	2,345	2,424,144
Winnebago Industries Inc., 6.25%, 07/15/28 (Call 07/15/23)(a)(b)	1,715	1,854,344

		104,302,427

Home Furnishings — 0.1%
Tempur Sealy International Inc.
3.88%, 10/15/31 (Call 10/15/26)(a)	4,370	4,330,451
4.00%, 04/15/29 (Call 04/15/24)(a)(b)	4,580	4,652,410

		8,982,861

Household Products & Wares — 0.3%
ACCO Brands Corp., 4.25%, 03/15/29 (Call 03/15/24)(a)	2,973	2,939,555
Central Garden & Pet Co.
4.13%, 10/15/30 (Call 10/15/25)	2,461	2,479,334
4.13%, 04/30/31 (Call 04/30/26)(a)	2,614	2,614,000
5.13%, 02/01/28 (Call 01/01/23)(b)	1,536	1,608,960
Kronos Acquisition Holdings Inc./KIK Custom Products Inc.
5.00%, 12/31/26 (Call 06/30/23)(a)(b)	2,320	2,296,800
7.00%, 12/31/27 (Call 12/31/23)(a)(b)	2,985	2,886,674
Spectrum Brands Inc.
3.88%, 03/15/31 (Call 03/15/26)(a)(b)	2,593	2,541,140
5.00%, 10/01/29 (Call 10/01/24)(a)(b)	1,671	1,783,793

Security	Par (000)	Value

Household Products & Wares (continued)
5.50%, 07/15/30 (Call 07/15/25)(a)(b)	$1,894	$2,045,520
5.75%, 07/15/25 (Call 11/29/21)	2,280	2,331,300

		23,527,076

Housewares — 0.5%
American Greetings Corp., 8.75%, 04/15/25 (Call 11/29/21)(a)	1,559	1,617,463
CD&R Smokey Buyer Inc., 6.75%, 07/15/25 (Call 07/15/22)(a)	4,450	4,700,312
Newell Brands Inc.
4.35%, 04/01/23 (Call 02/01/23)	5,601	5,833,105
4.70%, 04/01/26 (Call 01/01/26)(b)	10,064	11,021,469
4.88%, 06/01/25 (Call 05/01/25)	2,555	2,798,594
5.88%, 04/01/36 (Call 10/01/35)(b)	2,223	2,695,388
6.00%, 04/01/46 (Call 10/01/45)	3,414	4,287,608
Scotts Miracle-Gro Co. (The)
4.00%, 04/01/31 (Call 04/01/26)(a)	2,530	2,509,381
4.38%, 02/01/32 (Call 08/01/26)(a)	2,195	2,206,096
4.50%, 10/15/29 (Call 10/15/24)(b)	2,441	2,543,424
5.25%, 12/15/26 (Call 12/15/21)(b)	1,064	1,093,260
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (Call 10/01/24)(a)	2,505	2,391,423

		43,697,523

Insurance — 1.1%
Acrisure LLC/Acrisure Finance Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)	3,581	3,455,665
6.00%, 08/01/29 (Call 08/01/24)(a)	2,730	2,678,812
7.00%, 11/15/25 (Call 11/29/21)(a)(b)	4,902	4,951,020
10.13%, 08/01/26 (Call 08/01/22)(a)(b)	2,267	2,505,035
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (Call 10/15/23)(a)(b)	3,644	3,642,032
5.88%, 11/01/29 (Call 11/01/24)(a)	2,380	2,391,662
6.75%, 10/15/27 (Call 10/15/22)(a)	7,146	7,378,245
AmWINS Group Inc., 4.88%, 06/30/29 (Call 06/30/24)(a)(b)	4,280	4,266,646
Assurant Inc., 7.00%, 03/27/48 (Call 03/27/28)(d)	1,828	2,124,812
AssuredPartners Inc.
5.63%, 01/15/29 (Call 12/15/23)(a)	3,082	3,058,885
7.00%, 08/15/25 (Call 11/29/21)(a)	2,595	2,630,681
BroadStreet Partners Inc., 5.88%, 04/15/29 (Call 04/15/24)(a)	3,465	3,404,362
Enstar Finance LLC, 5.75%, 09/01/40 (Call 09/01/25)(b)(d)	2,075	2,189,125
Genworth Holdings Inc.
4.80%, 02/15/24	2,002	2,046,865
4.90%, 08/15/23	1,687	1,724,958
6.50%, 06/15/34(b)	1,727	1,798,239
Global Atlantic Fin Co., 4.70%, 10/15/51 (Call 07/15/26)(a)(b)(d)	2,950	3,039,384
GTCR AP Finance Inc., 8.00%, 05/15/27 (Call 05/15/22)(a)	2,497	2,628,093
HUB International Ltd., 7.00%, 05/01/26 (Call 11/09/21)(a)	9,507	9,804,094
Liberty Mutual Group Inc.
4.13%, 12/15/51 (Call 12/15/26)(a)(b)(d)	2,550	2,613,750
4.30%, 02/01/61 (Call 02/01/26)(a)(b)	4,700	4,382,750
7.80%, 03/07/87(a)(b)	1,734	2,442,304
MGIC Investment Corp., 5.25%, 08/15/28 (Call 08/15/23)	3,320	3,532,248

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
NMI Holdings Inc., 7.38%, 06/01/25 (Call 03/30/25)(a)	$2,580	$2,964,343
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)(b)	2,259	2,394,540
4.88%, 03/15/27 (Call 09/15/26)	2,544	2,776,140
6.63%, 03/15/25 (Call 09/15/24)	2,780	3,092,750
USI Inc./NY, 6.88%, 05/01/25 (Call 11/29/21)(a)	3,433	3,484,495

		93,401,935

Internet — 1.6%
Acuris Finance Us Inc./Acuris Finance SARL, 5.00%, 05/01/28 (Call 05/01/24)(a)	2,050	2,019,250
ANGI Group LLC, 3.88%, 08/15/28 (Call 08/15/23)(a)	2,800	2,737,000
Arches Buyer Inc.
4.25%, 06/01/28 (Call 12/01/23)(a)(b)	3,340	3,366,920
6.13%, 12/01/28 (Call 12/01/23)(a)(b)	2,880	2,912,400
Cablevision Lightpath LLC
3.88%, 09/15/27 (Call 09/15/23)(a)(b)	2,541	2,474,172
5.63%, 09/15/28 (Call 09/15/23)(a)(b)	2,060	2,036,228
Cars.com Inc., 6.38%, 11/01/28 (Call 11/01/23)(a)	2,055	2,150,763
Cogent Communications Group Inc., 3.50%, 05/01/26 (Call 02/01/26)(a)	2,525	2,550,250
Endure Digital Inc., 6.00%, 02/15/29 (Call 02/15/24)(a)(b)	3,566	3,280,720
Getty Images Inc., 9.75%, 03/01/27 (Call 03/01/22)(a)	1,928	2,038,860
Go Daddy Operating Co. LLC/GD Finance Co. Inc.
3.50%, 03/01/29 (Call 03/01/24)(a)	4,134	3,999,645
5.25%, 12/01/27 (Call 06/01/22)(a)	2,923	3,032,612
GrubHub Holdings Inc., 5.50%, 07/01/27 (Call 07/01/22)(a)	2,439	2,502,243
ION Trading Technologies Sarl, 5.75%, 05/15/28 (Call 05/15/24)(a)(b)	2,435	2,495,875
Match Group Holdings II LLC
3.63%, 10/01/31 (Call 10/01/26)(a)	2,700	2,620,998
4.13%, 08/01/30 (Call 05/01/25)(a)(b)	2,420	2,489,575
4.63%, 06/01/28 (Call 06/01/23)(a)(b)	2,824	2,934,362
5.00%, 12/15/27 (Call 12/15/22)(a)	2,002	2,087,085
5.63%, 02/15/29 (Call 02/15/24)(a)(b)	1,824	1,951,680
Millennium Escrow Corp., 6.63%, 08/01/26 (Call 08/01/23)(a)	4,075	4,141,382
Netflix Inc.
3.63%, 06/15/25 (Call 03/15/25)(a)	1,440	1,531,072
4.38%, 11/15/26(b)	3,226	3,588,925
4.88%, 06/15/30(a)(b)	—	—
5.38%, 11/15/29(a)	—	—
5.75%, 03/01/24	1,302	1,433,828
5.88%, 02/15/25	2,483	2,815,101
5.88%, 11/15/28	8,120	9,883,664
Northwest Fiber LLC/Northwest Fiber Finance Sub Inc.
4.75%, 04/30/27 (Call 10/15/23)(a)	2,040	1,991,550
6.00%, 02/15/28 (Call 02/15/24)(a)(b)	1,690	1,622,400
10.75%, 06/01/28 (Call 06/01/23)(a)(b)	1,280	1,408,000
NortonLifeLock Inc., 5.00%, 04/15/25 (Call 11/09/21)(a)	5,349	5,389,117
Photo Holdings Merger Sub Inc., 8.50%, 10/01/26 (Call 10/01/22)(a)(b)	4,449	4,671,005
Rakuten Group Inc.
5.13%, (Call 04/22/26)(a)(b)(d)(e)	3,850	3,865,400
6.25%, (Call 04/22/31)(a)(b)(d)(e)	5,325	5,598,172
TripAdvisor Inc., 7.00%, 07/15/25 (Call 07/15/22)(a)	3,074	3,250,755
Twitter Inc., 3.88%, 12/15/27 (Call 09/15/27)(a)	3,802	3,998,411
Uber Technologies Inc.
4.50%, 08/15/29 (Call 08/15/24)(a)(b)	7,705	7,754,505

Security	Par (000)	Value

Internet (continued)
6.25%, 01/15/28 (Call 09/15/23)(a)(b)	$2,879	$3,091,470
7.50%, 05/15/25 (Call 05/15/22)(a)	5,841	6,226,331
7.50%, 09/15/27 (Call 09/15/22)(a)	6,383	6,982,045

		128,923,771

Iron & Steel — 0.7%
Allegheny Technologies Inc.
4.88%, 10/01/29 (Call 10/01/24)(b)	1,715	1,713,800
5.13%, 10/01/31 (Call 10/01/26)(b)	1,685	1,678,597
5.88%, 12/01/27 (Call 12/01/22)(b)	2,272	2,385,600
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 07/15/26 (Call 11/29/21)(a)(b)	3,236	3,427,636
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (Call 09/15/23)(a)(b)	3,989	4,333,051
Carpenter Technology Corp.
4.45%, 03/01/23 (Call 12/01/22)(b)	1,235	1,282,032
6.38%, 07/15/28 (Call 07/15/23)	2,152	2,276,201
Cleveland-Cliffs Inc.
4.63%, 03/01/29 (Call 03/01/24)(a)	2,575	2,668,344
4.88%, 03/01/31 (Call 03/01/26)(a)(b)	2,945	3,066,481
5.88%, 06/01/27 (Call 06/01/22)(b)	3,226	3,355,040
6.25%, 10/01/40(b)	1,321	1,446,495
6.75%, 03/15/26 (Call 03/15/22)(a)	4,733	5,040,645
9.88%, 10/17/25 (Call 10/17/22)(a)	3,611	4,134,595
Commercial Metals Co.
3.88%, 02/15/31 (Call 02/15/26)(b)	1,720	1,702,800
4.88%, 05/15/23 (Call 02/15/23)	919	953,692
5.38%, 07/15/27 (Call 07/15/22)(b)	1,327	1,386,715
Infrabuild Australia Pty Ltd., 12.00%, 10/01/24 (Call 11/29/21)(a)(b)	1,200	1,269,000
Mineral Resources Ltd., 8.13%, 05/01/27 (Call 05/01/22)(a)(b)	4,573	4,937,102
TMS International Corp./DE, 6.25%, 04/15/29 (Call 04/15/24)(a)(b)	2,065	2,132,113
United States Steel Corp.
6.25%, 03/15/26 (Call 10/31/21)(b)	2,948	3,040,125
6.65%, 06/01/37(b)	1,769	1,875,140
6.88%, 03/01/29 (Call 03/01/24)(b)	4,017	4,298,190

		58,403,394

Leisure Time — 1.9%
Carnival Corp.
4.00%, 08/01/28 (Call 05/01/28)(a)(b)	12,595	12,595,000
5.75%, 03/01/27 (Call 12/01/26)(a)(b)	17,855	18,167,462
6.00%, 05/01/29 (Call 11/01/24)(a)	9,405	9,399,122
7.63%, 03/01/26 (Call 03/01/24)(a)(b)	7,363	7,757,583
9.88%, 08/01/27 (Call 02/01/24)(a)(b)	4,528	5,212,860
10.50%, 02/01/26 (Call 08/01/23)(a)(b)	3,696	4,294,752
Constellation Merger Sub Inc., 8.50%, 09/15/25 (Call 11/29/21)(a)	1,994	1,919,225
Life Time Inc.
5.75%, 01/15/26 (Call 01/15/23)(a)	4,740	4,866,179
8.00%, 04/15/26 (Call 02/01/23)(a)(b)	2,550	2,677,500
MajorDrive Holdings IV LLC, 6.38%, 06/01/29 (Call 06/01/24)(a)(b)	2,855	2,746,510
NCL Corp. Ltd.
3.63%, 12/15/24 (Call 12/15/21)(a)(b)	2,874	2,705,153
5.88%, 03/15/26 (Call 12/15/25)(a)(b)	7,297	7,315,242
10.25%, 02/01/26 (Call 08/01/23)(a)	3,889	4,467,683
12.25%, 05/15/24 (Call 02/15/24)(a)	3,458	4,079,161
NCL Finance Ltd., 6.13%, 03/15/28 (Call 12/15/27)(a)(b)	2,652	2,675,205

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Leisure Time (continued)
Royal Caribbean Cruises Ltd.
3.70%, 03/15/28 (Call 12/15/27)(b)	$2,551	$2,417,073
4.25%, 07/01/26 (Call 01/01/26)(a)(b)	3,415	3,312,550
5.25%, 11/15/22(b)	2,585	2,649,625
5.50%, 08/31/26 (Call 02/28/26)(a)	5,325	5,424,844
5.50%, 04/01/28 (Call 10/01/27)(a)	7,840	7,977,200
7.50%, 10/15/27	1,410	1,649,122
9.13%, 06/15/23 (Call 03/15/23)(a)(b)	5,026	5,457,130
10.88%, 06/01/23 (Call 03/01/23)(a)	4,715	5,274,906
11.50%, 06/01/25 (Call 06/01/22)(a)	8,416	9,578,460
Viking Cruises Ltd.
5.88%, 09/15/27 (Call 09/15/22)(a)	4,145	4,005,106
6.25%, 05/15/25 (Call 11/29/21)(a)(b)	919	914,405
7.00%, 02/15/29 (Call 02/15/24)(a)	2,380	2,391,948
13.00%, 05/15/25 (Call 05/15/22)(a)	3,178	3,638,810
Viking Ocrean Cruises shi, 5.63%, 02/15/29 (Call 02/15/24)(a)	1,985	1,970,113
Vista Outdoor Inc., 4.50%, 03/15/29 (Call 03/15/24)(a)(b)	2,930	2,933,662
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(a)	3,427	3,401,297

		153,874,888

Lodging — 1.5%
Arrow Bidco LLC, 9.50%, 03/15/24 (Call 11/29/21)(a)(b)	2,072	2,113,440
Boyd Gaming Corp.
4.75%, 12/01/27 (Call 12/01/22)	5,235	5,393,620
4.75%, 06/15/31 (Call 06/15/26)(a)(b)	4,775	4,912,316
8.63%, 06/01/25 (Call 06/01/22)(a)	3,378	3,639,795
Full House Resorts Inc., 8.25%, 02/15/28 (Call 02/15/24)(a)(b)	1,909	2,018,768
Hilton Domestic Operating Co. Inc.
3.63%, 02/15/32 (Call 08/15/26)(a)	7,705	7,517,075
3.75%, 05/01/29 (Call 05/01/24)(a)	3,989	3,989,000
4.00%, 05/01/31 (Call 05/01/26)(a)(b)	5,480	5,506,222
4.88%, 01/15/30 (Call 01/15/25)(b)	5,026	5,365,154
5.38%, 05/01/25 (Call 05/01/22)(a)(b)	2,805	2,924,072
5.75%, 05/01/28 (Call 05/01/23)(a)(b)	2,054	2,205,483
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc
4.88%, 07/01/31 (Call 07/01/26)(a)(b)	2,655	2,641,406
5.00%, 06/01/29 (Call 06/01/24)(a)	4,370	4,456,308
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc., 6.13%, 12/01/24 (Call 12/01/21)(b)	1,233	1,274,182
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 04/01/22)(b)	2,566	2,655,810
Marriott Ownership Resorts Inc.
4.50%, 06/15/29 (Call 06/15/24)(a)(b)	2,540	2,540,000
4.75%, 01/15/28 (Call 09/15/22)	1,611	1,639,193
6.13%, 09/15/25 (Call 05/15/22)(a)	1,310	1,374,819
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	1,901	1,986,545
4.75%, 10/15/28 (Call 07/15/28)	3,892	4,045,573
5.50%, 04/15/27 (Call 01/15/27)	3,584	3,861,760
5.75%, 06/15/25 (Call 03/15/25)(b)	3,515	3,796,200
6.00%, 03/15/23(b)	6,446	6,801,948
6.75%, 05/01/25 (Call 05/01/22)(b)	4,050	4,265,156
Station Casinos LLC, 4.50%, 02/15/28 (Call 02/15/23)(a)(b)	3,650	3,677,375

Security	Par (000)	Value

Lodging (continued)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/25 (Call 11/29/21)(a)	$2,082	$2,061,180
Travel + Leisure Co.
3.90%, 03/01/23 (Call 12/01/22)(b)	1,059	1,093,682
4.63%, 03/01/30 (Call 12/01/29)(a)	1,758	1,824,136
5.65%, 04/01/24 (Call 02/01/24)	1,139	1,234,163
6.00%, 04/01/27 (Call 01/01/27)	2,398	2,607,825
6.60%, 10/01/25 (Call 07/01/25)	2,018	2,252,088
6.63%, 07/31/26 (Call 04/30/26)(a)	3,448	3,850,313
Universal Entertainment Corp., 8.50%, 12/11/24 (Call 12/11/23)(a)(b)	3,620	3,778,285
Wyndham Hotels & Resorts Inc., 4.38%, 08/15/28 (Call 08/15/23)(a)(b)	2,488	2,570,228
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)(a)	2,092	2,102,460
5.25%, 05/15/27 (Call 02/15/27)(a)(b)	4,810	4,876,138
5.50%, 03/01/25 (Call 12/01/24)(a)	9,202	9,357,284

		128,209,002

Machinery — 0.6%
ATS Automation Tooling Systems Inc., 4.13%, 12/15/28 (Call 12/15/23)(a)(b)	2,145	2,163,769
Clark Equipment Co., 5.88%, 06/01/25 (Call 06/01/22)(a)(b)	1,080	1,125,900
Cleaver-Brooks Inc., 7.88%, 03/01/23 (Call 11/29/21)(a)(b)	2,258	2,224,130
Colfax Corp., 6.38%, 02/15/26 (Call 02/15/22)(a)	1,432	1,489,280
GrafTech Finance Inc., 4.63%, 12/15/28 (Call 12/15/23)(a)(b)	2,645	2,671,450
Granite US Holdings Corp., 11.00%, 10/01/27 (Call 10/01/22)(a)(b)	2,065	2,261,175
Husky III Holding Ltd., 13.00%, 02/15/25 (Call 11/29/21), (13.75% PIK)(a)(b)(c)	2,277	2,413,597
Manitowoc Co. Inc. (The), 9.00%, 04/01/26 (Call 04/01/22)(a)	1,434	1,526,880
Maxim Crane Works Holdings Capital LLC, 10.13%, 08/01/24 (Call 11/29/21)(a)(b)	1,197	1,231,414
Mueller Water Products Inc., 4.00%, 06/15/29 (Call 06/15/24)(a)	2,227	2,263,189
OT Merger Corp., 7.88%, 10/15/29 (Call 10/15/24)(a)	1,525	1,502,125
Stevens Holding Co. Inc., 6.13%, 10/01/26 (Call 10/01/23)(a)(b)	2,030	2,187,325
Terex Corp., 5.00%, 05/15/29 (Call 05/15/24)(a)	3,071	3,132,420
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 11/29/21)(a)	3,944	4,023,472
TK Elevator U.S. Newco Inc., 5.25%, 07/15/27 (Call 07/15/23)(a)	7,946	8,087,439
Vertical Holdco GmbH, 7.63%, 07/15/28 (Call 07/15/23)(a)(b)	2,371	2,513,260
Vertiv Group Corp., 4.13%, 11/15/28 (Call 11/15/24)(a)	4,375	4,347,656
Weir Group PLC (The), 2.20%, 05/13/26 (Call 04/13/26)(a)(b)	4,000	3,973,928
Welbilt Inc., 9.50%, 02/15/24 (Call 11/29/21)(b)	1,790	1,836,857

		50,975,266

Manufacturing — 0.4%
Amsted Industries Inc.
4.63%, 05/15/30 (Call 05/15/25)(a)(b)	1,826	1,876,215
5.63%, 07/01/27 (Call 07/01/22)(a)	1,555	1,617,200
EnPro Industries Inc., 5.75%, 10/15/26 (Call 11/29/21)	1,312	1,372,680

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
FXI Holdings Inc.
7.88%, 11/01/24 (Call 11/29/21)(a)	$3,054	$3,111,263
12.25%, 11/15/26 (Call 11/15/22)(a)	4,754	5,288,968
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (Call 01/15/22)(a)(b)	2,831	2,926,546
Hillenbrand Inc.
3.75%, 03/01/31 (Call 03/01/26)	1,836	1,794,690
5.00%, 09/15/26 (Call 07/15/26)(b)	1,835	2,052,906
5.75%, 06/15/25 (Call 06/15/22)	2,089	2,201,284
LSB Industries Inc., 6.25%, 10/15/28 (Call 10/15/24)(a)	2,170	2,190,376
Trinity Industries Inc., 4.55%, 10/01/24 (Call 07/01/24)(b)	1,873	1,985,099
Victoria’s Secret & Co., 4.63%, 07/15/29 (Call 07/15/24)(a)	3,105	3,118,662

		29,535,889

Media — 7.3%
Altice Financing SA
5.00%, 01/15/28 (Call 01/15/23)(a)(b)	6,351	6,119,951
5.75%, 08/15/29 (Call 08/15/24)(a)(b)	10,985	10,806,494
AMC Networks Inc.
4.25%, 02/15/29 (Call 02/15/24)(b)	5,377	5,296,345
4.75%, 08/01/25 (Call 11/29/21)(b)	4,100	4,202,500
5.00%, 04/01/24 (Call 11/29/21)	2,238	2,263,178
Beasley Mezzanine Holdings LLC, 8.63%, 02/01/26 (Call 02/01/23)(a)(b)	1,820	1,829,100
Block Communications Inc., 4.88%, 03/01/28 (Call 03/01/23)(a)(b)	1,858	1,895,160
Cable One Inc., 4.00%, 11/15/30 (Call 11/15/25)(a)(b)	3,879	3,810,225
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/15/21)(a)	2,076	2,076,000
4.25%, 02/01/31 (Call 07/01/25)(a)(b)	15,272	15,203,276
4.25%, 01/15/34 (Call 01/15/28)(a)	10,175	9,867,817
4.50%, 08/15/30 (Call 02/15/25)(a)	14,038	14,288,999
4.50%, 05/01/32 (Call 05/01/26)	14,930	15,000,619
4.50%, 06/01/33 (Call 06/01/27)(a)(b)	9,028	9,005,430
4.75%, 03/01/30 (Call 09/01/24)(a)	15,760	16,272,200
5.00%, 02/01/28 (Call 08/01/22)(a)(b)	12,833	13,346,320
5.13%, 05/01/27 (Call 05/01/22)(a)	16,538	17,137,502
5.38%, 06/01/29 (Call 06/01/24)(a)(b)	7,862	8,447,719
5.50%, 05/01/26 (Call 11/29/21)(a)(b)	3,278	3,386,174
Cengage Learning Inc., 9.50%, 06/15/24 (Call 11/29/21)(a)(b)	3,647	3,719,940
Clear Channel Worldwide Holdings Inc., 5.13%, 08/15/27 (Call 08/15/22)(a)(b)	6,075	6,231,431
CSC Holdings LLC
3.38%, 02/15/31 (Call 02/15/26)(a)	5,005	4,558,304
4.13%, 12/01/30 (Call 12/01/25)(a)	5,583	5,345,722
4.50%, 11/15/31 (Call 11/15/26)(a)(b)	7,740	7,499,286
4.63%, 12/01/30 (Call 12/01/25)(a)(b)	12,070	11,059,137
5.00%, 11/15/31 (Call 11/15/26)(a)(b)	2,630	2,441,942
5.25%, 06/01/24	3,638	3,828,995
5.38%, 02/01/28 (Call 02/01/23)(a)	5,160	5,314,800
5.50%, 04/15/27 (Call 04/15/22)(a)	6,551	6,763,907
5.75%, 01/15/30 (Call 01/15/25)(a)(b)	11,370	11,218,779
6.50%, 02/01/29 (Call 02/01/24)(a)	8,979	9,629,977
7.50%, 04/01/28 (Call 04/01/23)(a)(b)	5,803	6,172,941
Cumulus Media New Holdings Inc., 6.75%, 07/01/26 (Call 07/01/22)(a)	2,521	2,621,840

Security	Par (000)	Value

Media (continued)
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%, 08/15/26 (Call 08/15/22)(a)(b)	$14,788	$8,355,220
6.63%, 08/15/27 (Call 08/15/22)(a)(b)	6,320	1,884,719
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., 5.88%, 08/15/27 (Call 08/15/23)(a)	10,240	10,615,296
DISH DBS Corp.
5.00%, 03/15/23	7,532	7,795,620
5.88%, 11/15/24(b)	10,157	10,817,205
7.38%, 07/01/28 (Call 07/01/23)(b)	5,095	5,356,119
7.75%, 07/01/26(b)	10,266	11,408,092
5.13%, 06/01/29(b)	7,730	7,440,125
Entercom Media Corp.
6.50%, 05/01/27 (Call 05/01/22)(a)(b)	2,274	2,279,685
6.75%, 03/31/29 (Call 03/31/24)(a)(b)	2,855	2,830,019
Gannett Holdings LLC, 6.00%, 11/01/26 (Call 11/01/23)(a)	1,779	1,774,997
GCI LLC, 4.75%, 10/15/28 (Call 10/15/23)(a)(b)	2,739	2,834,865
Gray Escrow II Inc., 5.38%, 11/15/31 (Call 11/15/26)(a)	2,670	2,696,700
Gray Television Inc.
4.75%, 10/15/30 (Call 10/15/25)(a)(b)	4,206	4,148,725
5.88%, 07/15/26 (Call 11/29/21)(a)(b)	2,700	2,784,375
7.00%, 05/15/27 (Call 05/15/22)(a)	4,135	4,424,450
Houghton Mifflin Harcourt Publishers Inc., 9.00%, 02/15/25 (Call 02/15/22)(a)	1,516	1,606,960
iHeartCommunications Inc.
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	2,564	2,580,025
5.25%, 08/15/27 (Call 08/15/22)(a)(b)	3,446	3,519,607
6.38%, 05/01/26 (Call 05/01/22)	4,482	4,661,280
8.38%, 05/01/27 (Call 05/01/22)(b)	8,084	8,609,460
LCPR Senior Secured Financing DAC
5.13%, 07/15/29 (Call 07/15/24)(a)	4,410	4,443,075
6.75%, 10/15/27 (Call 10/15/22)(a)	7,217	7,577,850
Liberty Interactive LLC
8.25%, 02/01/30(b)	2,672	2,912,480
8.50%, 07/15/29(b)	1,523	1,698,145
Mav Acquisition Corp.
5.75%, 08/01/28 (Call 08/01/24)(a)	4,575	4,494,709
8.00%, 08/01/29 (Call 08/01/24)(a)	3,800	3,695,500
Meredith Corp.
6.50%, 07/01/25 (Call 12/01/21)	745	795,437
6.88%, 02/01/26 (Call 12/01/21)	6,448	6,692,379
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (Call 08/15/22)(a)(b)	1,643	1,704,613
News Corp., 3.88%, 05/15/29 (Call 05/15/24)(a)	5,285	5,364,275
Nexstar Media Inc.
4.75%, 11/01/28 (Call 11/01/23)(a)(b)	5,320	5,435,178
5.63%, 07/15/27 (Call 07/15/22)(a)	9,024	9,520,320
Quebecor Media Inc., 5.75%, 01/15/23	3,632	3,822,680
Radiate Holdco LLC/Radiate Finance Inc.
4.50%, 09/15/26 (Call 09/15/23)(a)	5,005	5,085,280
6.50%, 09/15/28 (Call 09/15/23)(a)	5,330	5,330,000
Scripps Escrow II Inc.
3.88%, 01/15/29 (Call 01/15/24)(a)	2,496	2,483,520
5.38%, 01/15/31 (Call 01/15/26)(a)(b)	2,740	2,681,775
Scripps Escrow Inc., 5.88%, 07/15/27 (Call 07/15/22)(a)	2,976	3,020,640
Sinclair Television Group Inc.
4.13%, 12/01/30 (Call 12/01/25)(a)	3,965	3,776,663
5.13%, 02/15/27 (Call 11/15/21)(a)(b)	2,095	2,013,819
5.50%, 03/01/30 (Call 12/01/24)(a)(b)	2,590	2,476,688

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
5.88%, 03/15/26 (Call 11/29/21)(a)	$1,444	$1,480,100
Sirius XM Radio Inc.
3.13%, 09/01/26 (Call 09/01/23)(a)	4,495	4,500,619
3.88%, 09/01/31 (Call 09/01/26)(a)	7,675	7,372,835
4.00%, 07/15/28 (Call 07/15/24)(a)	10,440	10,515,168
4.13%, 07/01/30 (Call 07/01/25)(a)(b)	8,252	8,215,196
5.00%, 08/01/27 (Call 08/01/22)(a)	7,776	8,116,200
5.50%, 07/01/29 (Call 07/01/24)(a)(b)	6,561	7,077,679
Spanish Broadcasting System Inc., 9.75%, 03/01/26 (Call 09/01/23)(a)	1,836	1,916,325
TEGNA Inc.
4.63%, 03/15/28 (Call 03/15/23)	5,540	5,588,475
4.75%, 03/15/26 (Call 03/15/23)(a)	2,573	2,679,265
5.00%, 09/15/29 (Call 09/15/24)	5,654	5,724,251
5.50%, 09/15/24 (Call 11/29/21)(a)	145	146,631
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28 (Call 12/01/22)(a)	5,400	5,632,200
Townsquare Media Inc., 6.88%, 02/01/26 (Call 02/01/23)(a)	3,308	3,456,860
Univision Communications Inc.
4.50%, 05/01/29 (Call 05/01/24)(a)(b)	5,320	5,382,244
5.13%, 02/15/25 (Call 11/09/21)(a)(b)	7,217	7,325,255
6.63%, 06/01/27 (Call 06/01/23)(a)(b)	8,242	8,916,278
9.50%, 05/01/25 (Call 05/01/22)(a)	1,951	2,111,958
UPC Broadband Finco BV, 4.88%, 07/15/31 (Call 07/15/26)(a)	6,575	6,684,474
UPC Holding BV, 5.50%, 01/15/28 (Call 10/15/22)(a)	2,469	2,555,415
Urban One Inc., 7.38%, 02/01/28 (Call 02/01/24)(a)(b)	4,651	4,882,573
ViacomCBS Inc., 6.25%, 02/28/57 (Call 02/28/27)(d)	3,339	3,817,362
Videotron Ltd.
3.63%, 06/15/29 (Call 06/15/24)(a)(b)	2,960	2,974,800
5.13%, 04/15/27 (Call 04/15/22)(a)(b)	3,674	3,797,997
5.38%, 06/15/24 (Call 03/15/24)(a)	3,176	3,410,230
Virgin Media Finance PLC, 5.00%, 07/15/30 (Call 07/15/25)(a)(b)	4,805	4,777,792
Virgin Media Secured Finance PLC
4.50%, 08/15/30 (Call 08/15/25)(a)(b)	4,800	4,794,000
5.50%, 05/15/29 (Call 05/15/24)(a)	7,588	8,006,554
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (Call 07/15/23)(a)	2,455	2,493,273
Ziggo Bond Co. BV
5.13%, 02/28/30 (Call 02/15/25)(a)(b)	2,735	2,767,820
6.00%, 01/15/27 (Call 01/15/22)(a)	3,034	3,132,605
Ziggo BV
4.88%, 01/15/30 (Call 10/15/24)(a)	5,300	5,389,437
5.50%, 01/15/27 (Call 01/15/22)(a)	8,154	8,357,850

		604,110,301

Metal Fabricate & Hardware — 0.1%
Advanced Drainage Systems Inc., 5.00%, 09/30/27 (Call 09/30/22)(a)	1,491	1,550,640
Park-Ohio Industries Inc., 6.63%, 04/15/27 (Call 04/15/22)(b)	2,064	1,940,160
Roller Bearing Co of America Inc., 4.38%, 10/15/29 (Call 10/15/24)(a)	2,505	2,551,969

		6,042,769

Mining — 1.8%
Alcoa Nederland Holding BV
4.13%, 03/31/29 (Call 03/31/24)(a)(b)	2,650	2,755,921
5.50%, 12/15/27 (Call 06/15/23)(a)(b)	3,875	4,165,625

Security	Par (000)	Value

Mining (continued)
6.13%, 05/15/28 (Call 05/15/23)(a)	$2,729	$2,925,624
Arconic Corp.
6.00%, 05/15/25 (Call 05/15/22)(a)	4,035	4,221,619
6.13%, 02/15/28 (Call 02/15/23)(a)(b)	5,193	5,472,124
Century Aluminum Co., 7.50%, 04/01/28 (Call 04/01/24)(a)(b)	1,632	1,725,840
Coeur Mining Inc., 5.13%, 02/15/29 (Call 02/15/24)(a)(b)	2,219	2,149,989
Compass Minerals International Inc.
4.88%, 07/15/24 (Call 05/15/24)(a)(b)	1,350	1,405,688
6.75%, 12/01/27 (Call 12/01/22)(a)	3,119	3,302,241
Constellium SE
3.75%, 04/15/29 (Call 04/15/24)(a)(b)	2,550	2,465,978
5.63%, 06/15/28 (Call 06/15/23)(a)(b)	1,695	1,777,936
5.88%, 02/15/26 (Call 11/29/21)(a)	2,609	2,652,049
Eldorado Gold Corp., 6.25%, 09/01/29 (Call 09/01/24)(a)	2,725	2,766,692
FMG Resources August 2006 Pty Ltd.
4.38%, 04/01/31 (Call 01/01/31)(a)(b)	7,680	7,776,000
4.50%, 09/15/27 (Call 06/15/27)(a)	3,262	3,408,790
5.13%, 05/15/24 (Call 02/15/24)(a)(b)	4,399	4,689,114
Freeport-McMoRan Inc.
3.88%, 03/15/23 (Call 12/15/22)	5,979	6,158,370
4.13%, 03/01/28 (Call 03/01/23)	3,572	3,697,020
4.25%, 03/01/30 (Call 03/01/25)	3,130	3,302,150
4.38%, 08/01/28 (Call 08/01/23)(b)	3,226	3,358,976
4.55%, 11/14/24 (Call 08/14/24)(b)	3,239	3,502,234
4.63%, 08/01/30 (Call 08/01/25)(b)	4,429	4,788,856
5.00%, 09/01/27 (Call 09/01/22)(b)	3,316	3,461,075
5.25%, 09/01/29 (Call 09/01/24)	3,094	3,386,383
5.40%, 11/14/34 (Call 05/14/34)	3,350	4,092,360
5.45%, 03/15/43 (Call 09/15/42)(b)	9,711	12,216,438
Hecla Mining Co., 7.25%, 02/15/28 (Call 02/15/23)(b)	2,706	2,912,332
Hudbay Minerals Inc.
4.50%, 04/01/26 (Call 04/01/23)(a)	3,355	3,346,612
6.13%, 04/01/29 (Call 04/01/24)(a)(b)	3,221	3,390,102
IAMGOLD Corp., 5.75%, 10/15/28 (Call 10/15/23)(a)(b)	2,606	2,557,138
Joseph T Ryerson & Son Inc., 8.50%, 08/01/28 (Call 08/01/23)(a)(b)	1,759	1,956,888
JW Aluminum Continuous Cast Co., 10.25%, 06/01/26 (Call 11/15/21)(a)(b)	1,039	1,085,755
Kaiser Aluminum Corp.
4.50%, 06/01/31 (Call 06/01/26)(a)(b)	3,215	3,151,021
4.63%, 03/01/28 (Call 03/01/23)(a)(b)	2,712	2,745,086
Mountain Province Diamonds Inc., 8.00%, 12/15/22 (Call 11/09/21)(a)(b)	1,302	1,166,918
New Gold Inc., 7.50%, 07/15/27 (Call 07/15/23)(a)(b)	2,430	2,624,400
Novelis Corp.
3.25%, 11/15/26 (Call 11/15/23)(a)(b)	3,010	3,002,475
3.88%, 08/15/31 (Call 08/15/26)(a)(b)	3,935	3,841,740
4.75%, 01/30/30 (Call 01/30/25)(a)(b)	8,497	8,836,880
Perenti Finance Pty Ltd., 6.50%, 10/07/25 (Call 10/07/22)(a)(b)	2,435	2,525,975
Taseko Mines Ltd., 7.00%, 02/15/26 (Call 02/15/23)(a)	2,425	2,506,844

		147,275,258

Office & Business Equipment — 0.4%
CDW LLC/CDW Finance Corp.
3.25%, 02/15/29 (Call 08/15/23)	3,227	3,272,178
4.13%, 05/01/25 (Call 05/01/22)(b)	2,800	2,880,500
4.25%, 04/01/28 (Call 10/01/22)(b)	2,559	2,648,565
5.50%, 12/01/24 (Call 06/01/24)	2,673	2,926,935

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Office & Business Equipment (continued)
Pitney Bowes Inc.
6.88%, 03/15/27 (Call 03/15/24)(a)(b)	$2,350	$2,432,250
7.25%, 03/15/29 (Call 03/15/24)(a)(b)	2,100	2,168,250
Xerox Corp.
3.80%, 05/15/24(b)	1,418	1,472,947
4.38%, 03/15/23 (Call 02/15/23)	4,975	5,132,558
4.80%, 03/01/35(b)	1,567	1,563,082
6.75%, 12/15/39	1,843	2,005,129
Xerox Holdings Corp.
5.00%, 08/15/25 (Call 07/15/25)(a)	4,001	4,156,039
5.50%, 08/15/28 (Call 07/15/28)(a)	3,866	3,909,519

		34,567,952

Office Furnishings — 0.0%
Interface Inc., 5.50%, 12/01/28 (Call 12/01/23)(a)(b)	1,552	1,610,200

Oil & Gas — 7.7%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (Call 02/15/23)(a)(b)	4,430	4,758,750
Antero Resources Corp.
5.00%, 03/01/25 (Call 11/29/21)(b)	3,188	3,251,760
5.38%, 03/01/30 (Call 03/01/25)(a)	3,200	3,387,200
7.63%, 02/01/29 (Call 02/01/24)(a)	3,545	3,926,087
8.38%, 07/15/26 (Call 01/15/24)(a)	1,831	2,059,875
Apache Corp.
4.25%, 01/15/30 (Call 10/15/29)(b)	2,990	3,176,875
4.38%, 10/15/28 (Call 07/15/28)(b)	3,842	4,129,497
4.63%, 11/15/25 (Call 08/15/25)	2,140	2,306,899
4.75%, 04/15/43 (Call 10/15/42)(b)	2,775	3,038,625
4.88%, 11/15/27 (Call 05/15/27)	3,000	3,255,000
5.10%, 09/01/40 (Call 03/01/40)	6,785	7,603,610
5.25%, 02/01/42 (Call 08/01/41)	1,830	2,058,750
5.35%, 07/01/49 (Call 01/01/49)	2,082	2,390,251
6.00%, 01/15/37	2,215	2,700,860
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5.88%, 06/30/29 (Call 09/01/24)(a)	2,210	2,237,139
7.00%, 11/01/26 (Call 11/29/21)(a)(b)	3,013	3,110,922
8.25%, 12/31/28 (Call 02/01/24)(a)(b)	1,605	1,745,438
9.00%, 11/01/27 (Call 11/01/26)(a)	1,339	1,831,083
Baytex Energy Corp.
5.63%, 06/01/24 (Call 11/29/21)(a)	1,631	1,644,456
8.75%, 04/01/27 (Call 04/01/23)(a)(b)	2,759	2,945,232
Berry Petroleum Co. LLC, 7.00%, 02/15/26 (Call 11/29/21)(a)(b)	2,199	2,230,886
Bonanza Creek Energy Inc., 5.00%, 10/15/26 (Call 10/15/23)(a)	1,334	1,347,607
California Resources Corp., 7.13%, 02/01/26 (Call 02/01/23)(a)	2,325	2,452,794
Callon Petroleum Co.
6.13%, 10/01/24 (Call 11/29/21)	2,628	2,592,653
8.00%, 08/01/28 (Call 08/01/24)(a)	3,425	3,450,687
Calumet Specialty Products Partners LP/Calumet Finance Corp.
7.75%, 04/15/23 (Call 11/29/21)	1,663	1,650,112
11.00%, 04/15/25 (Call 11/29/21)(a)	2,854	3,100,157
Centennial Resource Production LLC
5.38%, 01/15/26 (Call 11/29/21)(a)(b)	1,595	1,587,025
6.88%, 04/01/27 (Call 04/01/22)(a)(b)	2,152	2,200,420
Chesapeake Energy Corp.
5.50%, 02/01/26 (Call 02/05/23)(a)	2,645	2,757,413

Security	Par (000)	Value

Oil & Gas (continued)
5.88%, 02/01/29 (Call 02/05/24)(a)	$2,575	$2,735,938
Citgo Holding Inc., 9.25%, 08/01/24 (Call 11/29/21)(a)(b)	7,228	7,336,420
CITGO Petroleum Corp.
6.38%, 06/15/26 (Call 06/15/23)(a)(b)	3,290	3,388,700
7.00%, 06/15/25 (Call 06/15/22)(a)	5,805	5,982,633
CNX Resources Corp.
6.00%, 01/15/29 (Call 01/15/24)(a)(b)	2,708	2,856,940
7.25%, 03/14/27 (Call 03/14/22)(a)	3,899	4,145,612
Colgate Energy Partners III LLC
5.88%, 07/01/29 (Call 07/01/24)(a)	2,785	2,851,144
7.75%, 02/15/26 (Call 02/15/24)(a)(b)	1,660	1,772,050
Comstock Resources Inc.
5.88%, 01/15/30 (Call 01/15/25)(a)	5,095	5,297,781
6.75%, 03/01/29 (Call 03/01/24)(a)(b)	6,670	7,170,250
7.50%, 05/15/25 (Call 11/29/21)(a)	691	716,913
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)	4,908	5,153,400
4.38%, 01/15/28 (Call 10/15/27)(b)	4,842	5,283,832
4.50%, 04/15/23 (Call 01/15/23)(b)	3,521	3,661,558
4.90%, 06/01/44 (Call 12/01/43)	3,550	4,028,007
5.75%, 01/15/31 (Call 07/15/30)(a)	7,811	9,353,672
CrownRock LP/CrownRock Finance Inc.
5.00%, 05/01/29 (Call 05/01/24)(a)	2,147	2,211,410
5.63%, 10/15/25 (Call 11/29/21)(a)	6,757	6,909,032
CVR Energy Inc.
5.25%, 02/15/25 (Call 02/15/22)(a)(b)	3,173	3,134,427
5.75%, 02/15/28 (Call 02/15/23)(a)(b)	2,231	2,197,535
Encino Acquisition Partners Holdings LLC, 8.50%, 05/01/28 (Call 05/01/24)(a)(b)	3,725	3,892,625
Endeavor Energy Resources LP/EER Finance Inc.
5.75%, 01/30/28 (Call 01/30/23)(a)(b)	5,634	5,915,700
6.63%, 07/15/25 (Call 07/15/22)(a)	2,793	2,945,322
Energy Ventures Gom LLC/EnVen Finance Corp., 11.75%, 04/15/26 (Call 04/15/23)(a)(b)	1,517	1,573,888
Ensign Drilling Inc., 9.25%, 04/15/24 (Call 11/29/21)(a)	2,264	2,241,360
EQT Corp.
3.13%, 05/15/26 (Call 05/15/23)(a)	2,385	2,402,888
3.63%, 05/15/31 (Call 05/15/30)(a)(b)	2,670	2,726,738
3.90%, 10/01/27 (Call 07/01/27)(b)	6,240	6,661,200
5.00%, 01/15/29 (Call 07/15/28)(b)	1,759	1,954,152
6.63%, 02/01/25 (Call 01/01/25)	5,550	6,243,750
7.50%, 02/01/30 (Call 11/01/29)(b)	4,075	5,216,815
Global Marine Inc., 7.00%, 06/01/28(b)	972	709,560
Gran Tierra Energy Inc., 7.75%, 05/23/27 (Call 05/23/23)(a)	1,054	980,231
Gran Tierra Energy International Holdings Ltd., 6.25%, 02/15/25 (Call 02/15/22)(a)(b)	1,024	947,364
Harbour Energy PLC, 5.50%, 10/15/26 (Call 10/15/23)(a)	2,470	2,466,641
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 10/01/25 (Call 11/15/21)(a)	625	637,688
5.75%, 02/01/29 (Call 02/01/24)(a)(b)	3,098	3,144,470
6.00%, 02/01/31 (Call 02/01/26)(a)(b)	3,105	3,186,889
6.25%, 11/01/28 (Call 11/01/23)(a)	3,024	3,103,531
Independence Energy Finance LLC, 7.25%, 05/01/26 (Call 05/01/23)(a)(b)	2,861	2,975,440
Ithaca Energy North Sea PLC, 9.00%, 07/15/26 (Call 07/15/23)(a)	3,365	3,483,448
Laredo Petroleum Inc.
7.75%, 07/31/29 (Call 07/31/24)(a)(b)	2,135	2,102,975

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
9.50%, 01/15/25 (Call 01/15/22)	$3,159	$3,247,736
10.13%, 01/15/28 (Call 01/15/23)(b)	1,908	2,038,192
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (Call 11/09/21)(a)	2,145	2,201,305
Matador Resources Co., 5.88%, 09/15/26 (Call 11/15/21)	5,676	5,861,094
MEG Energy Corp.
5.88%, 02/01/29 (Call 02/01/24)(a)(b)	3,342	3,438,082
6.50%, 01/15/25 (Call 11/29/21)(a)	2,058	2,106,878
7.13%, 02/01/27 (Call 02/01/23)(a)(b)	5,899	6,193,950
Moss Creek Resources Holdings Inc.
7.50%, 01/15/26 (Call 11/29/21)(a)	4,037	3,672,459
10.50%, 05/15/27 (Call 05/15/22)(a)	2,500	2,475,000
Murphy Oil Corp.
5.75%, 08/15/25 (Call 11/29/21)(b)	3,695	3,787,375
5.88%, 12/01/27 (Call 12/01/22)	2,949	3,070,646
6.38%, 07/15/28 (Call 07/15/24)	2,826	2,985,118
6.38%, 12/01/42 (Call 06/01/42)(b)	1,701	1,727,255
6.88%, 08/15/24 (Call 11/29/21)(b)	2,777	2,831,707
7.05%, 05/01/29	1,240	1,401,200
Nabors Industries Inc., 5.75%, 02/01/25 (Call 11/01/24)(b)	2,091	1,986,450
Nabors Industries Ltd.
7.25%, 01/15/26 (Call 07/15/22)(a)(b)	2,433	2,360,010
7.50%, 01/15/28 (Call 01/15/23)(a)(b)	1,995	1,895,250
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (Call 11/29/21)(a)(b)	4,565	4,667,712
Northern Oil and Gas Inc., 8.13%, 03/01/28 (Call 03/01/24)(a)	3,065	3,294,875
Oasis Petroleum Inc., 6.38%, 06/01/26 (Call 06/01/23)(a)(b)	2,085	2,204,888
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	4,734	4,786,973
2.90%, 08/15/24 (Call 07/15/24)	15,076	15,357,921
3.00%, 02/15/27 (Call 11/15/26)(b)	3,957	3,957,000
3.20%, 08/15/26 (Call 06/15/26)	4,675	4,733,438
3.40%, 04/15/26 (Call 01/15/26)	5,675	5,790,429
3.50%, 06/15/25 (Call 03/15/25)	3,477	3,598,695
3.50%, 08/15/29 (Call 05/15/29)(b)	7,879	7,997,185
4.10%, 02/15/47 (Call 08/15/46)	3,875	3,778,125
4.20%, 03/15/48 (Call 09/15/47)(b)	5,307	5,171,831
4.30%, 08/15/39 (Call 02/15/39)(b)	4,341	4,362,705
4.40%, 04/15/46 (Call 10/15/45)	6,247	6,320,503
4.40%, 08/15/49 (Call 02/15/49)	3,947	3,945,816
4.50%, 07/15/44 (Call 01/15/44)	3,354	3,387,540
4.63%, 06/15/45 (Call 12/15/44)	3,934	4,071,690
5.50%, 12/01/25 (Call 09/01/25)	4,170	4,587,000
5.55%, 03/15/26 (Call 12/15/25)	5,605	6,186,519
5.88%, 09/01/25 (Call 06/01/25)	4,995	5,544,450
6.13%, 01/01/31 (Call 07/01/30)(b)	6,460	7,735,850
6.20%, 03/15/40(b)	4,031	4,883,819
6.38%, 09/01/28 (Call 03/01/28)(b)	3,225	3,780,119
6.45%, 09/15/36(b)	9,408	11,971,680
6.60%, 03/15/46 (Call 09/15/45)	6,127	7,839,558
6.63%, 09/01/30 (Call 03/01/30)(b)	7,803	9,548,141
6.95%, 07/01/24	3,303	3,715,875
7.50%, 05/01/31	4,685	6,099,448
7.88%, 09/15/31	2,697	3,607,237
7.95%, 06/15/39(b)	1,823	2,433,705
8.00%, 07/15/25 (Call 04/15/25)(b)	2,845	3,357,100

Security	Par (000)	Value

Oil & Gas (continued)
8.50%, 07/15/27 (Call 01/15/27)	$2,863	$3,564,435
8.88%, 07/15/30 (Call 01/15/30)	5,350	7,249,250
Ovintiv Exploration Inc.
5.38%, 01/01/26 (Call 10/01/25)	3,604	4,013,725
5.63%, 07/01/24	5,237	5,766,197
Ovintiv Inc.
6.50%, 08/15/34	3,630	4,898,475
6.50%, 02/01/38(b)	2,550	3,457,719
6.63%, 08/15/37	2,470	3,356,133
7.20%, 11/01/31	1,839	2,463,431
7.38%, 11/01/31(b)	2,450	3,317,583
8.13%, 09/15/30(b)	1,490	2,044,086
Par Petroleum LLC/Par Petroleum Finance Corp., 7.75%, 12/15/25 (Call 11/29/21)(a)(b)	1,915	1,924,575
Parkland Corp.
4.50%, 10/01/29 (Call 10/01/24)(a)(b)	4,119	4,144,744
5.88%, 07/15/27 (Call 07/15/22)(a)(b)	2,464	2,602,600
PBF Holding Co. LLC/PBF Finance Corp.
6.00%, 02/15/28 (Call 02/15/23)	5,359	3,884,230
7.25%, 06/15/25 (Call 11/29/21)	3,496	2,737,525
9.25%, 05/15/25 (Call 05/15/22)(a)(b)	6,363	6,172,110
PDC Energy Inc.
5.75%, 05/15/26 (Call 11/29/21)	3,809	3,918,509
6.13%, 09/15/24 (Call 11/29/21)(b)	2,465	2,498,894
Penn Virginia Escrow LLC, 9.25%, 08/15/26 (Call 08/15/23)(a)	2,150	2,241,375
Precision Drilling Corp.
6.88%, 01/15/29 (Call 01/15/25)(a)	2,235	2,307,638
7.13%, 01/15/26 (Call 11/15/21)(a)	1,110	1,141,672
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)(b)	3,934	4,101,195
5.00%, 08/15/22 (Call 05/15/22)	2,050	2,081,427
5.00%, 03/15/23 (Call 12/15/22)	2,696	2,771,299
8.25%, 01/15/29 (Call 01/15/24)(a)(b)	3,195	3,607,155
9.25%, 02/01/26 (Call 02/01/22)	4,330	4,676,400
Rockcliff Energy II LLC, 5.50%, 10/15/29 (Call 10/15/24)(a)	1,795	1,841,670
SM Energy Co.
5.00%, 01/15/24 (Call 11/29/21)	430	427,850
5.63%, 06/01/25 (Call 11/29/21)	1,965	1,969,913
6.50%, 07/15/28 (Call 07/15/24)(b)	2,355	2,472,750
6.75%, 09/15/26 (Call 11/29/21)	1,502	1,539,550
10.00%, 01/15/25 (Call 06/17/22)(a)	5,593	6,222,212
Southwestern Energy Co.
5.38%, 02/01/29 (Call 02/01/24)(a)(b)	3,780	3,987,900
5.38%, 03/15/30 (Call 03/15/25)	6,520	6,878,470
6.45%, 01/23/25 (Call 10/23/24)	3,460	3,771,400
7.75%, 10/01/27 (Call 10/01/22)(b)	2,323	2,494,321
8.38%, 09/15/28 (Call 09/15/23)(b)	1,815	2,023,725
Strathcona Resources Ltd., 6.88%, 08/01/26 (Call 08/01/23)(a)	2,775	2,758,433
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29 (Call 05/15/24)	4,121	4,167,361
4.50%, 04/30/30 (Call 04/30/25)(a)	3,431	3,461,261
5.88%, 03/15/28 (Call 03/15/23)	2,443	2,586,062
6.00%, 04/15/27 (Call 04/15/22)	2,832	2,966,520
Talos Production Inc., 12.00%, 01/15/26 (Call 01/15/23)	3,565	3,867,882
Tap Rock Resources LLC, 7.00%, 10/01/26 (Call 10/01/23)(a)	1,770	1,821,932

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Teine Energy Ltd., 6.88%, 04/15/29 (Call 04/15/24)(a)(b)	$2,250	$2,289,375
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 11/29/21)(a)	2,518	2,455,566
Transocean Inc.
6.80%, 03/15/38(b)	2,534	1,516,219
7.25%, 11/01/25 (Call 11/09/21)(a)	552	455,461
7.50%, 01/15/26 (Call 11/09/21)(a)	2,478	1,994,047
7.50%, 04/15/31	1,581	1,027,650
8.00%, 02/01/27 (Call 02/01/23)(a)	2,894	2,209,424
11.50%, 01/30/27 (Call 07/30/23)(a)(b)	525	535,500
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 11/29/21)(a)(b)	2,210	2,209,660
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 02/01/22)(a)	3,130	3,122,175
Transocean Sentry Ltd., 5.38%, 05/15/23 (Call 11/29/21)(a)	2,050	2,009,222
Vantage Drilling International, 9.25%, 11/15/23 (Call 11/29/21)(a)(b)	1,704	1,563,420
Vermilion Energy Inc., 5.63%, 03/15/25 (Call 11/29/21)(a)(b)	1,930	1,944,475
Vine Energy Holdings LLC, 6.75%, 04/15/29 (Call 04/15/24)(a)	5,275	5,664,031
Viper Energy Partners LP, 5.38%, 11/01/27 (Call 11/01/22)(a)	2,646	2,758,455
W&T Offshore Inc., 9.75%, 11/01/23 (Call 11/29/21)(a)	2,857	2,774,861

		639,356,661

Oil & Gas Services — 0.6%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/28 (Call 04/01/23)(a)	4,288	4,438,080
6.88%, 04/01/27 (Call 04/01/22)(a)	2,727	2,842,898
Bristow Group Inc., 6.88%, 03/01/28 (Call 03/01/24)(a)	2,266	2,350,975
CGG SA, 8.75%, 04/01/27 (Call 04/01/24)(a)(b)	2,610	2,569,675
CSI Compressco LP/CSI Compressco Finance Inc., 7.50%, 04/01/25 (Call 11/29/21)(a)(b)	2,112	2,090,880
Exterran Energy Solutions LP/EES Finance Corp., 8.13%, 05/01/25 (Call 11/29/21)(b)	1,761	1,703,768
KLX Energy Services Holdings Inc., 11.50%, 11/01/25 (Call 11/29/21)(a)	850	488,750
Nine Energy Service Inc., 8.75%, 11/01/23 (Call 11/29/21)(a)	1,332	685,980
Oceaneering International Inc.
4.65%, 11/15/24 (Call 08/15/24)	2,704	2,808,780
6.00%, 02/01/28 (Call 11/01/27)	1,770	1,820,197
TechnipFMC PLC, 6.50%, 02/01/26 (Call 02/01/23)(a)	5,082	5,419,210
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24 (Call 11/29/21)(a)	1,573	1,599,120
Transocean Proteus Ltd., 6.25%, 12/01/24 (Call 11/29/21)(a)(b)	1,720	1,737,604
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 11/29/21)	3,623	3,745,276
6.88%, 09/01/27 (Call 09/01/22)	4,128	4,287,960
Weatherford International Ltd.
6.50%, 09/15/28 (Call 09/15/24)(a)(b)	1,630	1,721,688
8.63%, 04/30/30 (Call 10/30/24)(a)	7,210	7,405,896
11.00%, 12/01/24 (Call 12/01/21)(a)	1,264	1,317,720
Welltec International ApS, 8.25%, 10/15/26 (Call 10/15/23)(a)	1,315	1,348,177

		50,382,634

Security	Par (000)	Value

Packaging & Containers — 2.2%
ARD Finance SA, 6.50%, 06/30/27 (Call 11/15/22), (7.25% PIK)(a)(b)(c)	$5,750	$6,023,125
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.25%, 09/01/28 (Call 05/15/24)(a)(b)	3,150	3,083,062
4.00%, 09/01/29 (Call 05/15/24)(a)	5,550	5,518,920
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 08/15/26 (Call 08/15/22)(a)(b)	5,820	5,936,575
5.25%, 04/30/25 (Call 04/30/22)(a)	3,380	3,515,200
5.25%, 08/15/27 (Call 08/15/22)(a)(b)	4,085	4,074,787
5.25%, 08/15/27 (Call 08/15/22)(a)	5,375	5,361,562
Ball Corp.
2.88%, 08/15/30 (Call 05/15/30)(b)	6,648	6,390,390
3.13%, 09/15/31 (Call 06/15/31)	4,180	4,065,050
4.00%, 11/15/23	4,741	4,972,124
4.88%, 03/15/26 (Call 12/15/25)	4,026	4,413,502
5.25%, 07/01/25	4,812	5,364,562
Berry Global Inc.
4.50%, 02/15/26 (Call 11/29/21)(a)(b)	2,387	2,422,805
5.63%, 07/15/27 (Call 07/15/22)(a)(b)	2,596	2,718,947
Cascades Inc./Cascades USA Inc.
5.13%, 01/15/26 (Call 01/15/23)(a)	1,285	1,355,675
5.38%, 01/15/28 (Call 01/15/23)(a)(b)	3,372	3,527,955
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)(b)	2,371	2,526,609
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 11/29/21)	4,107	4,231,442
Crown Cork & Seal Co. Inc., 7.38%, 12/15/26	1,204	1,480,920
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 11/29/21)(a)(b)	3,236	3,268,360
7.88%, 07/15/26 (Call 11/29/21)(a)(b)	2,247	2,345,733
Graham Packaging Co. Inc., 7.13%, 08/15/28 (Call 08/15/23)(a)(b)	2,930	3,014,208
Graphic Packaging International LLC
3.50%, 03/15/28(a)(b)	2,781	2,801,857
3.50%, 03/01/29 (Call 09/01/28)(a)(b)	1,975	1,955,250
4.13%, 08/15/24 (Call 05/15/24)(b)	542	571,810
4.75%, 07/15/27 (Call 04/15/27)(a)(b)	1,029	1,107,461
4.88%, 11/15/22 (Call 08/15/22)(b)	541	555,201
Greif Inc., 6.50%, 03/01/27 (Call 03/01/22)(a)	2,320	2,412,800
Intelligent Packaging Ltd. Finco Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28 (Call 09/15/22)(a)(b)	3,410	3,508,037
Intertape Polymer Group Inc., 4.38%, 06/15/29 (Call 06/15/24)(a)	2,125	2,130,313
LABL Inc.
5.88%, 11/01/28 (Call 11/01/24)(a)	1,710	1,720,175
6.75%, 07/15/26 (Call 07/15/22)(a)(b)	3,954	4,087,447
8.25%, 11/01/29 (Call 11/01/24)(a)	1,930	1,896,650
10.50%, 07/15/27 (Call 07/15/22)(a)	4,076	4,310,370
Matthews International Corp., 5.25%, 12/01/25 (Call 11/29/21)(a)(b)	1,229	1,261,261
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/24 (Call 11/29/21)(a)	7,626	7,642,777
7.25%, 04/15/25 (Call 11/29/21)(a)(b)	7,039	6,815,301
OI European Group BV, 4.00%, 03/15/23 (Call 12/15/22)(a)	839	858,087
Owens-Brockway Glass Container Inc.
5.38%, 01/15/25(a)(b)	1,435	1,510,338

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers (continued)
5.88%, 08/15/23(a)(b)	$3,936	$4,142,640
6.38%, 08/15/25(a)(b)	1,633	1,786,094
6.63%, 05/13/27 (Call 05/15/23)(a)(b)	3,941	4,211,944
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc., 4.38%, 10/15/28 (Call 10/15/24)(a)	2,340	2,307,825
Pactiv LLC, 7.95%, 12/15/25(b)	1,478	1,647,970
Plastipak Holdings Inc., 6.25%, 10/15/25 (Call 11/29/21)(a)(b)	2,331	2,373,261
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 4.00%, 10/15/27 (Call 10/15/23)(a)	5,680	5,557,880
Sealed Air Corp.
4.00%, 12/01/27 (Call 09/01/27)(a)	2,225	2,325,125
5.13%, 12/01/24 (Call 09/01/24)(a)	2,356	2,538,590
5.25%, 04/01/23 (Call 01/01/23)(a)(b)	1,703	1,780,487
5.50%, 09/15/25 (Call 06/15/25)(a)(b)	2,514	2,777,970
6.88%, 07/15/33(a)	2,408	3,088,260
Silgan Holdings Inc.
4.13%, 02/01/28 (Call 10/01/22)	2,812	2,857,695
4.75%, 03/15/25 (Call 11/29/21)(b)	738	746,303
Trident TPI Holdings Inc.
6.63%, 11/01/25 (Call 11/09/21)(a)(b)	601	609,264
9.25%, 08/01/24 (Call 11/09/21)(a)	1,382	1,445,918
TriMas Corp., 4.13%, 04/15/29 (Call 04/15/24)(a)(b)	2,145	2,171,812
Trivium Packaging Finance BV
5.50%, 08/15/26 (Call 08/15/22)(a)	5,449	5,660,040
8.50%, 08/15/27 (Call 08/15/22)(a)	3,948	4,163,600

		182,949,326

Pharmaceuticals — 2.5%
180 Medical Inc., 3.88%, 10/15/29 (Call 10/07/24)(a)	2,670	2,685,052
AdaptHealth LLC
4.63%, 08/01/29 (Call 02/01/24)(a)(b)	2,470	2,442,212
5.13%, 03/01/30 (Call 03/01/25)(a)	3,195	3,210,975
6.13%, 08/01/28 (Call 08/01/23)(a)(b)	1,965	2,080,444
Bausch Health Americas Inc.
8.50%, 01/31/27 (Call 07/31/22)(a)(b)	9,101	9,658,436
9.25%, 04/01/26 (Call 04/01/22)(a)(b)	7,778	8,264,125
Bausch Health Companies Inc.
4.88%, 06/01/28 (Call 06/01/24)(a)(b)	7,950	8,186,910
5.00%, 01/30/28 (Call 01/30/23)(a)(b)	6,258	5,776,259
5.00%, 02/15/29 (Call 02/15/24)(a)(b)	5,286	4,849,905
5.25%, 01/30/30 (Call 01/30/25)(a)	6,388	5,765,325
5.25%, 02/15/31 (Call 02/15/26)(a)	5,194	4,668,263
5.50%, 11/01/25 (Call 11/29/21)(a)	8,492	8,628,466
5.75%, 08/15/27 (Call 08/15/22)(a)(b)	2,421	2,534,750
6.13%, 04/15/25 (Call 11/29/21)(a)	11,739	11,956,406
6.25%, 02/15/29 (Call 02/15/24)(a)(b)	7,747	7,504,906
7.00%, 01/15/28 (Call 01/15/23)(a)(b)	3,807	3,855,101
7.25%, 05/30/29 (Call 05/30/24)(a)(b)	4,254	4,311,472
9.00%, 12/15/25 (Call 12/15/21)(a)	7,838	8,222,611
Cheplapharm Arzneimittel GmbH, 5.50%, 01/15/28 (Call 01/15/24)(a)	2,300	2,370,438
Elanco Animal Health Inc.
5.27%, 08/28/23 (Call 07/28/23)	3,703	3,942,954
5.90%, 08/28/28 (Call 05/28/28)(b)	3,748	4,380,138
Endo Dac/Endo Finance LLC/Endo Finco Inc.
5.88%, 10/15/24 (Call 11/29/21)(a)(b)	850	824,500
6.00%, 06/30/28 (Call 06/30/23)(a)(b)	6,351	4,429,822
9.50%, 07/31/27 (Call 07/31/23)(a)(b)	4,873	4,836,452

Security	Par (000)	Value

Pharmaceuticals (continued)
Endo Luxembourg Finance Co. I Sarl/Endo U.S. Inc., 6.13%, 04/01/29 (Call 04/01/24)(a)	$6,920	$6,816,200
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 09/01/22)(a)	3,541	3,802,007
HLF Financing Sarl LLC/Herbalife International Inc., 4.88%, 06/01/29 (Call 06/01/24)(a)(b)	3,205	3,228,172
Horizon Therapeutics USA Inc., 5.50%, 08/01/27 (Call 08/01/22)(a)	2,965	3,124,369
Jazz Securities DAC, 4.38%, 01/15/29 (Call 07/15/24)(a)	7,835	8,050,462
Lannett Co. Inc., 7.75%, 04/15/26 (Call 04/15/23)(a)	2,125	1,960,313
Option Care Health Inc., 4.38%, 10/31/29 (Call 10/31/24)(a)(b)	2,070	2,090,245
Organon & Co./Organon Foreign Debt Co-Issuer BV
4.13%, 04/30/28 (Call 04/30/24)(a)	10,720	10,867,400
5.13%, 04/30/31 (Call 04/30/26)(a)	10,305	10,628,886
Owens & Minor Inc., 4.50%, 03/31/29 (Call 03/31/24)(a)(b)	3,095	3,106,606
P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (Call 11/15/22)(a)(b)	2,465	2,523,544
Par Pharmaceutical Inc., 7.50%, 04/01/27 (Call 04/01/22)(a)	10,433	10,524,289
Perrigo Finance Unlimited Co.
3.15%, 06/15/30 (Call 03/15/30)	2,750	2,772,423
3.90%, 12/15/24 (Call 09/15/24)	2,500	2,643,890
4.38%, 03/15/26 (Call 12/15/25)	2,500	2,668,966
4.90%, 12/15/44 (Call 06/15/44)(b)	1,575	1,560,911
PRA Health Sciences Inc., 2.88%, 07/15/26 (Call 07/15/23)(a)	2,800	2,817,500
Prestige Brands Inc.
3.75%, 04/01/31 (Call 04/01/26)(a)(b)	3,535	3,415,429
5.13%, 01/15/28 (Call 01/15/23)(a)	1,927	2,008,898
Vizient Inc., 6.25%, 05/15/27 (Call 05/15/22)(a)(b)	1,754	1,838,385

		211,834,817

Pipelines — 4.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/29 (Call 06/15/24)(a)	3,930	4,106,653
5.75%, 03/01/27 (Call 03/01/22)(a)	3,551	3,666,407
5.75%, 01/15/28 (Call 01/15/23)(a)	3,803	3,978,889
7.88%, 05/15/26 (Call 05/15/23)(a)	2,805	3,067,969
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.63%, 07/15/26 (Call 11/29/21)(a)	1,335	1,381,725
7.63%, 12/15/25 (Call 12/15/22)(a)	3,710	3,988,250
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	3,516	3,604,498
4.13%, 03/01/25 (Call 02/01/25)(a)	2,818	2,888,450
4.13%, 12/01/27 (Call 09/01/27)	1,932	1,946,490
4.15%, 07/01/23 (Call 04/01/23)	1,906	1,972,043
4.35%, 10/15/24 (Call 07/15/24)	1,145	1,197,693
4.50%, 03/01/28 (Call 12/01/27)(a)(b)	2,290	2,261,375
5.60%, 10/15/44 (Call 04/15/44)	1,388	1,346,360
5.85%, 11/15/43 (Call 05/15/43)	2,150	2,119,685
6.38%, 01/22/78 (Call 01/22/23)(d)	2,436	2,222,436
Cheniere Energy Inc., 4.63%, 10/15/28 (Call 10/15/23)	10,134	10,627,526
Cheniere Energy Partners LP
3.25%, 01/31/32 (Call 01/31/27)(a)	6,265	6,209,868
4.00%, 03/01/31 (Call 03/01/26)(a)	7,715	8,023,723
4.50%, 10/01/29 (Call 10/01/24)(b)	7,822	8,351,393

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
CNX Midstream Partners LP, 4.75%, 04/15/30 (Call 04/15/25)(a)	$1,505	$1,506,881
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (Call 06/15/26)(a)	7,075	7,358,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/27 (Call 05/01/22)(a)(b)	3,396	3,476,655
5.75%, 04/01/25 (Call 11/29/21)	2,667	2,735,195
6.00%, 02/01/29 (Call 02/01/24)(a)	3,531	3,659,404
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)(b)	1,759	1,813,969
5.13%, 05/15/29 (Call 02/15/29)	2,853	3,231,080
5.38%, 07/15/25 (Call 04/15/25)(b)	4,322	4,775,810
5.60%, 04/01/44 (Call 10/01/43)	2,142	2,570,400
5.63%, 07/15/27 (Call 04/15/27)(b)	3,075	3,508,456
5.85%, 05/21/43 (Call 05/21/23)(a)(d)	3,565	3,322,580
6.45%, 11/03/36(a)(b)	1,503	1,938,870
6.75%, 09/15/37(a)	1,702	2,275,727
8.13%, 08/16/30(b)	1,083	1,467,465
Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.13%, 06/01/28 (Call 06/01/24)(a)	2,080	2,178,800
DT Midstream Inc.
4.13%, 06/15/29 (Call 06/15/24)(a)	5,555	5,594,718
4.38%, 06/15/31 (Call 06/15/26)(a)	5,120	5,187,379
EnLink Midstream LLC
5.38%, 06/01/29 (Call 03/01/29)(b)	2,733	2,828,655
5.63%, 01/15/28 (Call 07/15/27)(a)	2,472	2,621,142
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	3,562	3,718,301
4.40%, 04/01/24 (Call 01/01/24)	2,411	2,519,495
4.85%, 07/15/26 (Call 04/15/26)(b)	2,735	2,844,400
5.05%, 04/01/45 (Call 10/01/44)	2,295	2,185,988
5.45%, 06/01/47 (Call 12/01/46)	2,510	2,510,000
5.60%, 04/01/44 (Call 10/01/43)	1,866	1,830,359
EQM Midstream Partners LP
4.00%, 08/01/24 (Call 05/01/24)	2,465	2,557,438
4.13%, 12/01/26 (Call 09/01/26)	2,539	2,611,996
4.50%, 01/15/29 (Call 07/15/28)(a)(b)	4,110	4,228,162
4.75%, 07/15/23 (Call 06/15/23)(b)	3,695	3,889,394
4.75%, 01/15/31 (Call 07/15/30)(a)	5,711	5,912,741
5.50%, 07/15/28 (Call 04/15/28)	4,120	4,537,890
6.00%, 07/01/25 (Call 04/01/25)(a)	3,832	4,157,720
6.50%, 07/01/27 (Call 01/01/27)(a)	4,594	5,110,825
6.50%, 07/15/48 (Call 01/15/48)	2,775	3,300,640
Genesis Energy LP/Genesis Energy Finance Corp.
5.63%, 06/15/24 (Call 11/29/21)(b)	1,658	1,651,783
6.25%, 05/15/26 (Call 11/29/21)(b)	1,853	1,792,778
6.50%, 10/01/25 (Call 11/29/21)(b)	2,800	2,759,960
7.75%, 02/01/28 (Call 02/01/23)	3,678	3,632,908
8.00%, 01/15/27 (Call 01/15/24)(b)	5,179	5,203,341
Global Partners LP/GLP Finance Corp.
6.88%, 01/15/29 (Call 01/15/24)(b)	2,239	2,320,164
7.00%, 08/01/27 (Call 08/01/22)	1,910	1,991,175
Harvest Midstream I LP, 7.50%, 09/01/28 (Call 09/01/23)(a)	4,126	4,332,300
Hess Midstream Operations LP
4.25%, 02/15/30 (Call 02/15/25)(a)	3,760	3,760,000
5.13%, 06/15/28 (Call 06/15/23)(a)(b)	2,873	2,984,185
5.63%, 02/15/26 (Call 11/29/21)(a)(b)	4,087	4,235,154

Security	Par (000)	Value

Pipelines (continued)
Holly Energy Partners LP/Holly Energy Finance Corp., 5.00%, 02/01/28 (Call 02/01/23)(a)	$2,853	$2,860,133
ITT Holdings LLC, 6.50%, 08/01/29 (Call 08/01/24)(a)(b)	6,180	6,195,450
Martin Midstream Partners LP/Martin Midstream Finance Corp., 11.50%, 02/28/25(a)(b)	1,400	1,452,500
New Fortress Energy Inc.
6.50%, 09/30/26 (Call 03/31/23)(a)	7,890	7,667,818
6.75%, 09/15/25 (Call 09/15/22)(a)	6,690	6,514,354
NGL Energy Operating LLC/NGL Energy Finance
Corp., 7.50%, 02/01/26 (Call 02/01/23)(a)	10,717	10,867,788
NGL Energy Partners LP/NGL Energy Finance Corp.
6.13%, 03/01/25 (Call 11/29/21)	1,926	1,636,522
7.50%, 11/01/23 (Call 11/29/21)	2,646	2,540,160
7.50%, 04/15/26 (Call 04/15/22)(b)	1,845	1,576,922
Northriver Midstream Finance LP, 5.63%, 02/15/26 (Call 10/15/22)(a)(b)	2,878	2,971,535
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)(b)	2,932	3,074,935
5.75%, 10/01/25 (Call 07/01/25)(b)	3,133	3,352,310
6.00%, 06/01/26 (Call 03/01/26)(b)	2,885	3,065,313
6.38%, 10/01/30 (Call 04/01/30)(b)	2,934	3,215,517
Oasis Midstream Partners LP/OMP Finance Corp., 8.00%, 04/01/29 (Call 04/01/24)(a)	2,550	2,769,938
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 05/15/23 (Call 11/29/21)(b)	2,995	2,910,271
Rattler Midstream LP, 5.63%, 07/15/25 (Call 07/15/22)(a)	2,984	3,118,280
Rockies Express Pipeline LLC
3.60%, 05/15/25 (Call 04/15/25)(a)	2,212	2,302,891
4.80%, 05/15/30 (Call 02/15/30)(a)(b)	1,571	1,673,115
4.95%, 07/15/29 (Call 04/15/29)(a)	3,094	3,310,580
6.88%, 04/15/40(a)	2,468	2,795,010
7.50%, 07/15/38(a)	1,458	1,665,765
Southeast Supply Header LLC, 4.25%, 06/15/24 (Call 03/15/24)(a)	2,460	2,561,475
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, 10/15/26 (Call 10/15/23)(a)	1,690	1,698,839
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 01/15/28 (Call 01/15/23)(a)(b)	3,611	3,624,108
6.00%, 03/01/27 (Call 03/01/23)(a)(b)	2,357	2,442,441
6.00%, 12/31/30 (Call 12/31/25)(a)	3,830	3,830,843
6.00%, 09/01/31 (Call 09/01/26)(a)	2,700	2,656,125
7.50%, 10/01/25 (Call 10/01/22)(a)	2,962	3,202,663
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00%, 01/15/32 (Call 07/15/26)(a)	5,200	5,366,244
4.88%, 02/01/31 (Call 02/01/26)(b)	5,150	5,552,884
5.00%, 01/15/28 (Call 01/15/23)	3,072	3,232,788
5.38%, 02/01/27 (Call 02/01/22)	2,096	2,169,360
5.50%, 03/01/30 (Call 03/01/25)	4,735	5,203,955
5.88%, 04/15/26 (Call 11/29/21)(b)	4,891	5,106,546
6.50%, 07/15/27 (Call 07/15/22)	3,532	3,783,655
6.88%, 01/15/29 (Call 01/15/24)(b)	3,239	3,627,680
TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 02/15/26 (Call 11/15/21)	1,748	1,765,480
Venture Global Calcasieu Pass LLC
3.88%, 08/15/29 (Call 02/15/29)(a)	6,345	6,456,037
4.13%, 08/15/31 (Call 02/15/31)(a)	6,415	6,639,204

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Western Midstream Operating LP
3.95%, 06/01/25 (Call 03/01/25)	$2,348	$2,473,160
4.35%, 02/01/25 (Call 01/01/25)	4,881	5,112,847
4.50%, 03/01/28 (Call 12/01/27)	1,858	2,011,285
4.65%, 07/01/26 (Call 04/01/26)(b)	2,310	2,494,800
4.75%, 08/15/28 (Call 05/15/28)	1,901	2,091,480
5.30%, 02/01/30 (Call 11/01/29)	6,127	6,716,724
5.30%, 03/01/48 (Call 09/01/47)	3,712	4,324,480
5.45%, 04/01/44 (Call 10/01/43)	3,108	3,647,114
5.50%, 08/15/48 (Call 02/15/48)(b)	1,800	2,148,804
6.50%, 02/01/50 (Call 08/01/49)	5,160	6,176,417

		405,246,261

Real Estate — 0.6%
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28 (Call 05/15/23)(a)	3,272	3,492,860
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (Call 11/29/21)(a)(b)	3,003	3,124,622
Greystar Real Estate Partners LLC, 5.75%, 12/01/25 (Call 11/29/21)(a)(b)	2,623	2,665,624
Howard Hughes Corp. (The)
4.13%, 02/01/29 (Call 02/01/24)(a)	3,525	3,528,560
4.38%, 02/01/31 (Call 02/01/26)(a)	3,526	3,526,776
5.38%, 08/01/28 (Call 08/01/23)(a)	3,570	3,744,037
Hunt Cos. Inc., 5.25%, 04/15/29 (Call 04/15/24)(a)(b)	3,425	3,356,500
Kennedy-Wilson Inc.
4.75%, 03/01/29 (Call 03/01/24)(b)	3,230	3,294,600
4.75%, 02/01/30 (Call 09/01/24)	3,035	3,053,969
5.00%, 03/01/31 (Call 03/01/26)	3,474	3,534,795
Newmark Group Inc., 6.13%, 11/15/23 (Call 10/15/23)	2,934	3,168,720
Realogy Group LLC/Realogy Co-Issuer Corp.
4.88%, 06/01/23 (Call 03/01/23)(a)(b)	1,740	1,794,375
5.75%, 01/15/29 (Call 01/15/24)(a)(b)	4,629	4,796,801
7.63%, 06/15/25 (Call 06/15/22)(a)	3,003	3,208,555
9.38%, 04/01/27 (Call 04/01/22)(a)	2,792	3,053,750
WeWork Companies Inc., 7.88%, 05/01/25(a)	1,592	1,613,142

		50,957,686

Real Estate Investment Trusts — 3.4%
American Finance Trust Inc./American Finance Operating Partner LP, 4.50%, 09/30/28 (Call 06/30/28)(a)	2,325	2,325,000
Apollo Commercial Real Estate Finance Inc., 4.63%, 06/15/29 (Call 06/15/24)(a)(b)	2,860	2,752,750
Blackstone Mortgage Trust Inc., 3.75%, 01/15/27 (Call 10/15/26)(a)	2,050	2,039,443
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL
4.50%, 04/01/27 (Call 10/01/23)(a)	3,765	3,670,875
5.75%, 05/15/26 (Call 05/15/22)(a)(b)	5,170	5,348,365
CTR Partnership LP/CareTrust Capital Corp., 3.88%, 06/30/28 (Call 03/30/28)(a)	2,275	2,309,125
Diversified Healthcare Trust
4.38%, 03/01/31 (Call 09/01/30)	2,660	2,570,225
4.75%, 05/01/24 (Call 11/01/23)(b)	1,135	1,170,469
4.75%, 02/15/28 (Call 08/15/27)	2,723	2,708,459
9.75%, 06/15/25 (Call 06/15/22)	5,110	5,550,737
GEO Group Inc. (The)
5.13%, 04/01/23 (Call 11/29/21)(b)	1,242	1,197,971
5.88%, 10/15/24 (Call 11/29/21)(b)	822	743,663
6.00%, 04/15/26 (Call 11/29/21)(b)	1,166	1,011,505

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Global Net Lease Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27 (Call 09/15/27)(a)(b)	$3,066	$3,030,279
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/26 (Call 03/15/26)(a)	5,055	5,010,769
3.75%, 09/15/30(a)	2,175	2,161,406
6.00%, 04/15/25 (Call 04/15/22)(a)(b)	2,472	2,574,464
Iron Mountain Inc.
4.50%, 02/15/31 (Call 02/15/26)(a)(b)	6,060	6,120,600
4.88%, 09/15/27 (Call 09/15/22)(a)(b)	4,712	4,856,376
4.88%, 09/15/29 (Call 09/15/24)(a)(b)	5,156	5,326,664
5.00%, 07/15/28 (Call 07/15/23)(a)	2,596	2,673,880
5.25%, 03/15/28 (Call 12/27/22)(a)	3,401	3,545,543
5.25%, 07/15/30 (Call 07/15/25)(a)	6,890	7,194,607
5.63%, 07/15/32 (Call 07/15/26)(a)	3,059	3,257,835
iStar Inc.
4.25%, 08/01/25 (Call 05/01/25)	3,515	3,602,875
4.75%, 10/01/24 (Call 07/01/24)(b)	3,708	3,917,502
5.50%, 02/15/26 (Call 08/15/22)(b)	1,800	1,869,750
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/27 (Call 02/01/23)(a)	3,776	3,794,842
4.75%, 06/15/29 (Call 06/15/24)(a)	3,360	3,385,200
5.25%, 10/01/25 (Call 11/15/21)(a)(b)	1,494	1,505,205
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
3.88%, 02/15/29 (Call 11/15/28)(a)(b)	3,914	4,145,004
4.50%, 09/01/26 (Call 06/01/26)(b)	2,351	2,550,247
4.50%, 01/15/28 (Call 10/15/27)	1,468	1,589,110
4.63%, 06/15/25 (Call 03/15/25)(a)(b)	4,206	4,521,450
5.63%, 05/01/24 (Call 02/01/24)	5,164	5,602,156
5.75%, 02/01/27 (Call 11/01/26)(b)	3,934	4,484,760
MPT Operating Partnership LP/MPT Finance Corp.
3.50%, 03/15/31 (Call 03/15/26)	6,650	6,700,540
4.63%, 08/01/29 (Call 08/01/24)(b)	4,384	4,636,080
5.00%, 10/15/27 (Call 10/15/22)	7,324	7,709,975
5.25%, 08/01/26 (Call 11/29/21)	2,246	2,313,380
New Residential Investment Corp., 6.25%, 10/15/25 (Call 10/15/22)(a)(b)	3,144	3,144,000
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
4.88%, 05/15/29 (Call 05/15/24)(a)	3,880	3,928,500
5.88%, 10/01/28 (Call 10/01/23)(a)(b)	3,849	4,022,205
7.50%, 06/01/25 (Call 06/01/22)(a)(b)	2,680	2,847,728
RHP Hotel Properties LP/RHP Finance Corp.
4.50%, 02/15/29 (Call 02/15/24)(a)	3,147	3,115,530
4.75%, 10/15/27 (Call 10/15/22)	3,894	3,971,880
RLJ Lodging Trust LP
3.75%, 07/01/26 (Call 07/01/23)(a)	2,595	2,620,950
4.00%, 09/15/29 (Call 09/15/24)(a)	2,435	2,430,252
SBA Communications Corp.
3.13%, 02/01/29 (Call 02/01/24)(a)	8,275	7,944,000
3.88%, 02/15/27 (Call 02/15/23)(b)	7,288	7,515,969
4.88%, 09/01/24 (Call 11/08/21)	4,934	4,995,675
Service Properties Trust
3.95%, 01/15/28 (Call 07/15/27)(b)	1,798	1,672,140
4.35%, 10/01/24 (Call 09/01/24)	4,179	4,211,387
4.38%, 02/15/30 (Call 08/15/29)(b)	2,000	1,885,000
4.50%, 06/15/23 (Call 12/15/22)	2,142	2,184,840
4.50%, 03/15/25 (Call 09/15/24)(b)	2,046	2,046,614
4.65%, 03/15/24 (Call 09/15/23)	975	983,531

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
4.75%, 10/01/26 (Call 08/01/26)	$2,793	$2,762,277
4.95%, 02/15/27 (Call 08/15/26)	2,128	2,096,080
4.95%, 10/01/29 (Call 07/01/29)(b)	2,325	2,237,813
5.25%, 02/15/26 (Call 08/15/25)	1,591	1,606,910
5.50%, 12/15/27 (Call 09/15/27)(b)	2,365	2,473,620
7.50%, 09/15/25 (Call 06/15/25)	4,461	4,936,964
Starwood Property Trust Inc.
3.63%, 07/15/26 (Call 01/15/26)(a)	2,085	2,085,000
4.75%, 03/15/25 (Call 09/15/24)(b)	2,824	2,967,742
5.50%, 11/01/23 (Call 08/01/23)(a)	1,665	1,748,250
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC
6.00%, 01/15/30 (Call 01/15/25)(a)	3,560	3,515,500
7.13%, 12/15/24 (Call 12/15/21)(a)	2,132	2,182,635
7.88%, 02/15/25 (Call 02/15/22)(a)	11,483	12,076,671
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
4.75%, 04/15/28 (Call 04/15/24)(a)	3,000	3,011,745
6.50%, 02/15/29 (Call 02/15/24)(a)(b)	5,645	5,710,397
VICI Properties LP/VICI Note Co. Inc.
3.50%, 02/15/25 (Call 02/15/22)(a)	3,952	4,021,160
3.75%, 02/15/27 (Call 02/15/23)(a)(b)	4,110	4,223,025
4.13%, 08/15/30 (Call 02/15/25)(a)(b)	4,775	5,013,750
4.25%, 12/01/26 (Call 12/01/22)(a)	6,988	7,238,380
4.63%, 12/01/29 (Call 12/01/24)(a)	4,756	5,074,057
XHR LP
4.88%, 06/01/29 (Call 06/01/24)(a)(b)	2,735	2,805,973
6.38%, 08/15/25 (Call 08/15/22)(a)	3,010	3,175,550

		281,962,786

Retail — 4.4%
1011778 BC ULC/New Red Finance Inc.
3.50%, 02/15/29 (Call 02/15/24)(a)(b)	3,900	3,783,000
3.88%, 01/15/28 (Call 09/15/22)(a)	6,072	6,057,306
4.00%, 10/15/30 (Call 10/15/25)(a)	15,344	14,864,193
4.38%, 01/15/28 (Call 11/15/22)(a)	3,872	3,892,289
5.75%, 04/15/25 (Call 04/15/22)(a)	3,033	3,150,529
99 Escrow Issuer Inc., 7.50%, 01/15/26 (Call 01/15/23)(a)(b)	2,150	1,935,000
Abercrombie & Fitch Management Co., 8.75%,
07/15/25 (Call 07/15/22)(a)	2,167	2,329,525
Academy Ltd., 6.00%, 11/15/27 (Call 11/15/23)(a)(b)	2,482	2,643,330
Ambience Merger Sub Inc.
4.88%, 07/15/28 (Call 07/15/23)(a)(b)	1,810	1,777,094
7.13%, 07/15/29 (Call 07/15/24)(a)	2,605	2,510,230
Asbury Automotive Group Inc.
4.50%, 03/01/28 (Call 03/01/23)	1,820	1,851,850
4.75%, 03/01/30 (Call 03/01/25)	2,421	2,469,420
Bath & Body Works Inc.
5.25%, 02/01/28	2,841	3,062,598
6.63%, 10/01/30 (Call 10/01/25)(a)	5,159	5,771,631
6.69%, 01/15/27	1,275	1,447,125
6.75%, 07/01/36	3,580	4,297,450
6.88%, 11/01/35	5,097	6,192,549
6.95%, 03/01/33(b)	1,655	1,871,193
7.50%, 06/15/29 (Call 06/15/24)	2,321	2,621,570
9.38%, 07/01/25(a)(b)	2,397	2,972,280
BCPE Ulysses Intermediate Inc., 7.75%, 04/01/27 (Call 04/01/23), (8.50% PIK)(a)(c)	2,351	2,242,266

Security	Par (000)	Value

Retail (continued)
Beacon Roofing Supply Inc.
4.13%, 05/15/29 (Call 05/15/24)(a)(b)	$2,025	$1,992,094
4.50%, 11/15/26 (Call 11/15/22)(a)(b)	1,374	1,418,655
Bed Bath & Beyond Inc.
3.75%, 08/01/24 (Call 05/01/24)	1,589	1,616,808
5.17%, 08/01/44 (Call 02/01/44)(b)	3,392	2,883,200
BlueLinx Holdings Inc., 6.00%, 11/15/29 (Call 11/15/24)(a)	1,550	1,513,885
Brinker International Inc.
3.88%, 05/15/23(b)	1,308	1,345,932
5.00%, 10/01/24 (Call 07/01/24)(a)(b)	1,808	1,914,220
Carvana Co.
4.88%, 09/01/29 (Call 09/01/24)(a)(b)	3,775	3,652,312
5.50%, 04/15/27 (Call 04/15/24)(a)	3,321	3,345,907
5.63%, 10/01/25 (Call 10/01/22)(a)	2,850	2,910,562
5.88%, 10/01/28 (Call 10/01/23)(a)	3,455	3,515,462
CEC Entertainment LLC, 6.75%, 05/01/26 (Call 05/01/23)(a)	3,531	3,528,811
Dave & Buster’s Inc., 7.63%, 11/01/25 (Call 11/01/22)(a)	2,527	2,713,644
eG Global Finance PLC
6.75%, 02/07/25 (Call 11/09/21)(a)(b)	4,228	4,328,415
8.50%, 10/30/25 (Call 11/29/21)(a)	2,740	2,835,900
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%, 04/01/26 (Call 04/01/23)(a)	3,296	3,211,144
5.88%, 04/01/29 (Call 04/01/24)(a)	4,330	4,210,925
FirstCash Inc., 4.63%, 09/01/28 (Call 09/01/23)(a)(b)	2,502	2,580,188
Foot Locker Inc., 4.00%, 10/01/29 (Call 10/01/24)(a)(b)	2,020	2,002,668
Foundation Building Materials Inc., 6.00%, 03/01/29 (Call 03/01/24)(a)(b)	2,245	2,173,452
Gap Inc. (The)
3.63%, 10/01/29 (Call 10/01/24)(a)	3,615	3,542,700
3.88%, 10/01/31 (Call 10/01/26)(a)	3,605	3,532,900
Golden Nugget Inc.
6.75%, 10/15/24 (Call 11/29/21)(a)(b)	6,908	6,925,270
8.75%, 10/01/25 (Call 11/29/21)(a)(b)	3,254	3,376,025
Group 1 Automotive Inc., 4.00%, 08/15/28 (Call 08/15/23)(a)	3,221	3,221,644
Guitar Center Inc., 8.50%, 01/15/26 (Call 01/15/23)(a)	515	548,475
GYP Holdings III Corp., 4.63%, 05/01/29 (Call 05/01/24)(a)(b)	1,911	1,887,113
IRB Holding Corp.
6.75%, 02/15/26 (Call 11/29/21)(a)(b)	2,589	2,647,253
7.00%, 06/15/25 (Call 06/15/22)(a)	4,165	4,399,281
Ken Garff Automotive LLC, 4.88%, 09/15/28 (Call 09/15/23)(a)(b)	2,095	2,121,188
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 06/01/22)(a)(b)	4,151	4,296,285
LBM Acquisition LLC, 6.25%, 01/15/29 (Call 01/15/24)(a)(b)	3,790	3,680,469
LCM Investments Holdings II LLC, 4.88%, 05/01/29 (Call 05/01/24)(a)	3,813	3,915,265
Lithia Motors Inc.
3.88%, 06/01/29 (Call 06/01/24)(a)	4,025	4,170,906
4.38%, 01/15/31 (Call 10/15/25)(a)(b)	2,573	2,740,013
4.63%, 12/15/27 (Call 12/15/22)(a)	2,045	2,162,066
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/26 (Call 02/15/23)(a)(b)	3,990	4,044,104
Macy’s Retail Holdings LLC
2.88%, 02/15/23 (Call 11/15/22)	2,375	2,398,750

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
3.63%, 06/01/24 (Call 03/01/24)(b)	$2,015	$2,082,402
4.30%, 02/15/43 (Call 08/15/42)	935	802,894
4.50%, 12/15/34 (Call 06/15/34)(b)	2,147	2,100,432
5.13%, 01/15/42 (Call 07/15/41)	1,332	1,245,420
5.88%, 04/01/29 (Call 04/01/24)(a)	2,880	3,069,174
Marks & Spencer PLC, 7.13%, 12/01/37(a)(b)	1,425	1,702,875
Michaels Companies Inc (The)
5.25%, 05/01/28 (Call 11/01/23)(a)	4,320	4,363,200
7.88%, 05/01/29 (Call 05/01/24)(a)(b)	6,815	6,883,150
Murphy Oil USA Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)(b)	2,645	2,602,019
4.75%, 09/15/29 (Call 09/15/24)	2,635	2,775,841
5.63%, 05/01/27 (Call 05/01/22)(b)	1,340	1,391,925
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (Call 04/01/23)(a)(b)	5,840	6,133,752
Nordstrom Inc.
2.30%, 04/08/24 (Call 04/08/22)	1,250	1,256,125
4.00%, 03/15/27 (Call 12/15/26)	1,800	1,849,500
4.25%, 08/01/31 (Call 05/01/31)(b)	2,125	2,124,256
4.38%, 04/01/30 (Call 01/01/30)(b)	2,500	2,543,650
5.00%, 01/15/44 (Call 07/15/43)(b)	4,705	4,657,950
6.95%, 03/15/28	1,500	1,756,875
Park River Holdings Inc.
5.63%, 02/01/29 (Call 02/01/24)(a)	2,090	1,948,925
6.75%, 08/01/29 (Call 08/01/24)(a)(b)	1,880	1,842,400
Party City Holdings Inc., 8.75%, 02/15/26 (Call 08/15/23)(a)(b)	4,032	4,122,720
Penske Automotive Group Inc.
3.50%, 09/01/25 (Call 09/01/22)(b)	2,775	2,851,312
3.75%, 06/15/29 (Call 06/15/24)(b)	2,650	2,635,452
PetSmart Inc./PetSmart Finance Corp.
4.75%, 02/15/28 (Call 02/15/24)(a)	6,200	6,370,500
7.75%, 02/15/29 (Call 02/15/24)(a)(b)	5,820	6,289,790
QVC Inc.
4.38%, 03/15/23	3,591	3,725,662
4.38%, 09/01/28 (Call 06/01/28)	2,631	2,690,198
4.45%, 02/15/25 (Call 11/15/24)(b)	3,050	3,252,062
4.75%, 02/15/27 (Call 11/15/26)	3,351	3,508,095
4.85%, 04/01/24	2,446	2,623,213
5.45%, 08/15/34 (Call 02/15/34)(b)	1,903	1,988,635
5.95%, 03/15/43(b)	1,596	1,659,393
Rite Aid Corp.
7.50%, 07/01/25 (Call 07/01/22)(a)(b)	2,779	2,785,948
8.00%, 11/15/26 (Call 01/15/23)(a)(b)	4,282	4,303,410
Sally Holdings LLC/Sally Capital Inc.
5.63%, 12/01/25 (Call 11/29/21)(b)	3,127	3,189,540
8.75%, 04/30/25 (Call 04/30/22)(a)	565	607,206
Sizzling Platter LLC/Sizzling Platter Finance Corp., 8.50%, 11/28/25 (Call 11/28/22)(a)(b)	1,867	1,876,335
Sonic Automotive Inc.
4.63%, 11/15/29 (Call 11/15/24)(a)	3,881	3,892,255
4.88%, 11/15/31 (Call 11/15/26)(a)(b)	2,114	2,114,000
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26 (Call 09/30/22)(a)(b)	3,787	3,943,214
SRS Distribution Inc.
4.63%, 07/01/28 (Call 07/01/24)(a)	3,300	3,373,590
6.13%, 07/01/29 (Call 07/01/24)(a)(b)	2,465	2,535,869
Staples Inc.
7.50%, 04/15/26 (Call 04/15/22)(a)	10,331	10,442,471
10.75%, 04/15/27 (Call 04/15/22)(a)(b)	5,131	4,900,105

Security	Par (000)	Value

Retail (continued)
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.00%, 06/01/31 (Call 06/01/26)(a)(b)	$3,535	$3,623,375
5.88%, 03/01/27 (Call 03/01/22)(b)	1,410	1,461,113
Superior Plus LP/Superior General Partner Inc., 4.50%, 03/15/29 (Call 03/15/24)(a)	3,090	3,160,143
TPro Acquisition Corp., 11.00%, 10/15/24 (Call 11/29/21)(a)(b)	1,430	1,551,550
White Cap Buyer LLC, 6.88%, 10/15/28 (Call 10/15/23)(a)(b)	3,345	3,453,712
Yum! Brands Inc.
3.63%, 03/15/31 (Call 12/15/30)(b)	5,448	5,384,531
3.88%, 11/01/23 (Call 08/01/23)(b)	755	788,975
4.63%, 01/31/32 (Call 10/01/26)	5,757	5,987,280
4.75%, 01/15/30 (Call 10/15/29)(a)	4,349	4,642,557
5.35%, 11/01/43 (Call 05/01/43)(b)	1,321	1,466,310
6.88%, 11/15/37(b)	1,360	1,713,600
7.75%, 04/01/25 (Call 04/01/22)(a)	3,346	3,558,304

		366,651,509

Savings & Loans — 0.0%
New York Community Bancorp Inc., 5.90%, 11/06/28 (Call 11/06/23)(b)(d)	1,460	1,571,320

Semiconductors — 0.3%
Amkor Technology Inc., 6.63%, 09/15/27 (Call 03/15/22)(a)	2,991	3,180,928
ams AG, 7.00%, 07/31/25 (Call 07/31/22)(a)(b)	2,700	2,858,625
Entegris Inc.
3.63%, 05/01/29 (Call 05/01/24)(a)(b)	2,011	2,026,083
4.38%, 04/15/28 (Call 04/15/23)(a)(b)	1,720	1,782,350
Microchip Technology Inc., 4.25%, 09/01/25 (Call 09/01/22)(b)	5,990	6,230,325
ON Semiconductor Corp., 3.88%, 09/01/28 (Call 09/01/23)(a)	3,575	3,615,219
Synaptics Inc., 4.00%, 06/15/29 (Call 06/15/24)(a)(b)	2,011	2,031,110

		21,724,640

Software — 1.9%
ACI Worldwide Inc., 5.75%, 08/15/26 (Call 11/29/21)(a)	1,594	1,665,730
Ascend Learning LLC
6.88%, 08/01/25 (Call 11/29/21)(a)	1,742	1,772,485
6.88%, 08/01/25 (Call 11/29/21)(a)(b)	1,305	1,327,838
Black Knight InfoServ LLC, 3.63%, 09/01/28 (Call 09/01/23)(a)(b)	5,268	5,241,660
Blackboard Inc., 10.38%, 11/15/24 (Call 11/15/21)(a)(b)	775	813,750
Boxer Parent Co. Inc.
7.13%, 10/02/25 (Call 06/01/22)(a)	3,287	3,500,655
9.13%, 03/01/26 (Call 11/09/21)(a)	1,527	1,595,715
Camelot Finance SA, 4.50%, 11/01/26 (Call 11/01/22)(a)(b)	3,640	3,781,050
Castle U.S. Holding Crop., 9.50%, 02/15/28 (Call 02/15/23)(a)(b)	1,454	1,519,430
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)	3,386	3,524,676
5.00%, 10/15/24 (Call 07/15/24)(b)	1,831	2,029,572
5.25%, 05/15/29 (Call 05/15/24)(a)	2,252	2,415,270
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 11/09/21)(a)	7,461	7,516,957
Clarivate Science Holdings Corp.
3.88%, 07/01/28 (Call 06/30/24)(a)	5,055	4,998,131
4.88%, 07/01/29 (Call 06/30/24)(a)	5,055	5,033,263

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Consensus Cloud Solutions Inc.
6.00%, 10/15/26 (Call 10/15/23)(a)	$1,010	$1,031,463
6.50%, 10/15/28 (Call 10/15/26)(a)(b)	2,425	2,522,000
Dun & Bradstreet Corp. (The)
6.88%, 08/15/26 (Call 02/15/22)(a)	2,032	2,118,360
10.25%, 02/15/27 (Call 02/15/22)(a)(b)	2,940	3,154,620
Elastic NV, 4.13%, 07/15/29 (Call 07/15/24)(a)(b)	2,880	2,865,270
Fair Isaac Corp.
4.00%, 06/15/28 (Call 12/15/22)(a)	1,364	1,377,640
5.25%, 05/15/26 (Call 02/15/26)(a)	1,673	1,865,395
Granite Merger Sub 2 Inc., 11.00%, 07/15/27 (Call 07/15/22)(a)(b)	1,588	1,810,320
Helios Software Holdings Inc./ION Corporate Solutions Finance Sarl, 4.63%, 05/01/28 (Call 05/01/24)(a)(b)	1,870	1,846,625
J2 Global Inc., 4.63%, 10/15/30 (Call 10/15/25)(a)(b)	3,605	3,776,237
MicroStrategy Inc., 6.13%, 06/15/28 (Call 06/15/24)(a)(b)	2,610	2,678,199
MSCI Inc.
3.25%, 08/15/33 (Call 08/15/27)(a)	3,490	3,503,506
3.63%, 09/01/30 (Call 03/01/25)(a)(b)	4,823	4,943,575
3.63%, 11/01/31 (Call 11/01/26)(a)	3,225	3,321,750
3.88%, 02/15/31 (Call 06/01/25)(a)	5,161	5,324,074
4.00%, 11/15/29 (Call 11/15/24)(a)(b)	5,273	5,510,285
Nuance Communications Inc., 5.63%, 12/15/26 (Call 12/15/21)	2,346	2,420,779
Open Text Corp.
3.88%, 02/15/28 (Call 02/15/23)(a)	4,698	4,733,235
5.88%, 06/01/26 (Call 11/29/21)(a)(b)	3,631	3,749,008
Open Text Holdings Inc., 4.13%, 02/15/30 (Call 02/15/25)(a)	4,489	4,563,519
Playtika Holding Corp., 4.25%, 03/15/29 (Call 03/15/24)(a)	3,370	3,379,436
PTC Inc.
3.63%, 02/15/25 (Call 02/15/22)(a)	2,634	2,676,868
4.00%, 02/15/28 (Call 02/15/23)(a)(b)	2,248	2,278,910
Rackspace Technology Global Inc.
3.50%, 02/15/28 (Call 02/15/24)(a)	3,170	3,028,460
5.38%, 12/01/28 (Call 12/01/23)(a)(b)	2,755	2,651,688
ROBLOX Corp., 3.88%, 05/01/30 (Call 11/01/24)(a)	6,135	6,111,994
Rocket Software Inc., 6.50%, 02/15/29 (Call 02/15/24)(a)(b)	3,141	2,999,655
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 03/30/22)(a)	10,287	10,827,067
Twilio Inc.
3.63%, 03/15/29 (Call 03/15/24)(b)	2,488	2,512,880
3.88%, 03/15/31 (Call 03/15/26)(b)	2,665	2,691,064
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 11/29/21)(a)	9,294	9,630,907
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (Call 02/01/24)(a)	3,373	3,351,919

		161,992,890

Storage & Warehousing — 0.0%
Modulaire Global Finance 2 PLC, 10.00%, 08/15/23 (Call 11/09/21)(a)(b)	1,202	1,231,449

Telecommunications — 7.1%
Altice France Holding SA
6.00%, 02/15/28 (Call 02/15/23)(a)(b)	6,120	5,814,000
10.50%, 05/15/27 (Call 05/15/22)(a)	7,672	8,314,530
Altice France SA, 5.50%, 10/15/29 (Call 10/15/24)(a)(b)	10,135	9,934,530

Security	Par (000)	Value

Telecommunications (continued)
Altice France SA/France
5.13%, 01/15/29 (Call 09/15/23)(a)	$2,450	$2,376,500
5.13%, 07/15/29 (Call 04/15/24)(a)(b)	13,020	12,680,569
5.50%, 01/15/28 (Call 09/15/22)(a)(b)	5,530	5,543,825
8.13%, 02/01/27 (Call 02/01/22)(a)	9,109	9,792,175
Avaya Inc., 6.13%, 09/15/28 (Call 09/15/23)(a)(b)	5,270	5,482,381
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 09/15/22)(a)(b)	6,373	6,715,549
Cincinnati Bell Inc.
7.00%, 07/15/24 (Call 11/29/21)(a)(b)	2,968	3,019,940
8.00%, 10/15/25 (Call 11/29/21)(a)	1,407	1,465,367
CommScope Inc.
4.75%, 09/01/29 (Call 09/01/24)(a)	6,465	6,343,458
6.00%, 03/01/26 (Call 03/01/22)(a)(b)	7,586	7,813,580
7.13%, 07/01/28 (Call 07/01/23)(a)(b)	3,551	3,502,174
8.25%, 03/01/27 (Call 03/01/22)(a)(b)	5,235	5,334,151
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)(a)(b)	4,140	3,841,255
6.00%, 06/15/25 (Call 11/09/21)(a)	6,459	6,393,312
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 10/01/22)(a)	11,002	11,414,575
Consolidated Communications Inc.
5.00%, 10/01/28 (Call 10/01/23)(a)(b)	2,030	2,050,300
6.50%, 10/01/28 (Call 10/01/23)(a)(b)	4,150	4,419,294
DKT Finance ApS, 9.38%, 06/17/23 (Call 11/09/21)(a)	1,943	1,969,716
Embarq Corp., 8.00%, 06/01/36	7,341	8,111,805
Frontier Communications Holdings LLC
5.00%, 05/01/28 (Call 05/01/24)(a)	8,215	8,348,494
5.88%, 10/15/27 (Call 10/15/23)(a)	5,922	6,203,295
5.88%, 11/01/29 (Call 11/01/24)	4,375	4,358,594
6.00%, 01/15/30 (Call 10/15/24)(a)(b)	6,645	6,676,431
6.75%, 05/01/29 (Call 05/01/24)(a)	5,507	5,665,326
Hughes Satellite Systems Corp.
5.25%, 08/01/26	3,471	3,874,504
6.63%, 08/01/26(b)	4,511	5,114,121
Iliad Holding SAS
6.50%, 10/15/26 (Call 10/15/23)(a)	5,430	5,595,181
7.00%, 10/15/28 (Call 10/15/24)(a)	3,615	3,725,330
Intelsat Jackson Holdings SA
8.00%, 02/15/24 (Call 11/29/21)(a)(g)(h)	4,405	4,504,113
9.50%, 09/30/22(a)(g)(h)	2,509	2,941,803
Intrado Corp., 8.50%, 10/15/25 (Call 11/29/21)(a)(b)	3,709	3,653,365
Koninklijke KPN NV, 7.00%, 03/28/73 (Call 03/28/23)(a)(b)(d)	3,530	3,730,681
Level 3 Financing Inc.
3.63%, 01/15/29 (Call 01/15/24)(a)	4,510	4,267,407
3.75%, 07/15/29 (Call 01/15/24)(a)(b)	4,620	4,365,900
4.25%, 07/01/28 (Call 07/01/23)(a)	6,149	6,079,147
4.63%, 09/15/27 (Call 09/15/22)(a)(b)	5,200	5,330,000
5.25%, 03/15/26 (Call 11/29/21)(b)	3,501	3,608,481
5.38%, 05/01/25 (Call 11/29/21)	3,772	3,860,642
Ligado Networks LLC, 15.50%, 11/01/23, (15.50% PIK)(a)(c)	14,934	12,323,195
LogMeIn Inc., 5.50%, 09/01/27 (Call 09/01/23)(a)	5,180	5,184,610
Lumen Technologies Inc.
4.00%, 02/15/27 (Call 02/15/23)(a)(b)	6,523	6,555,615
4.50%, 01/15/29 (Call 01/15/24)(a)	5,150	4,976,187
5.13%, 12/15/26 (Call 12/15/22)(a)(b)	6,415	6,564,020
5.38%, 06/15/29 (Call 06/15/24)(a)	5,160	5,179,350
5.63%, 04/01/25 (Call 01/01/25)	2,484	2,667,195

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Series G, 6.88%, 01/15/28(b)	$1,986	$2,211,908
Series P, 7.60%, 09/15/39	2,785	3,072,802
Series U, 7.65%, 03/15/42(b)	2,536	2,789,600
Series W, 6.75%, 12/01/23(b)	3,489	3,829,212
Series Y, 7.50%, 04/01/24 (Call 01/01/24)(b)	4,970	5,454,575
Millicom International Cellular SA
4.50%, 04/27/31 (Call 04/27/26)(a)(b)	4,121	4,229,217
5.13%, 01/15/28 (Call 09/15/22)(a)(b)	1,887	1,969,398
6.25%, 03/25/29 (Call 03/25/24)(a)(b)	3,143	3,417,795
Nokia OYJ
4.38%, 06/12/27(b)	3,007	3,232,525
6.63%, 05/15/39	2,682	3,607,290
Plantronics Inc., 4.75%, 03/01/29 (Call 03/01/24)(a)(b)	2,630	2,413,025
Qwest Corp., 7.25%, 09/15/25	845	1,008,575
Sable International Finance Ltd., 5.75%, 09/07/27 (Call 09/07/22)(a)(b)	2,156	2,244,935
Sprint Capital Corp.
6.88%, 11/15/28	12,666	16,015,397
8.75%, 03/15/32(b)	10,258	15,353,661
Sprint Communications Inc., 6.00%, 11/15/22	10,386	10,894,706
Sprint Corp.
7.13%, 06/15/24	12,795	14,458,350
7.63%, 02/15/25 (Call 11/15/24)(b)	7,696	8,946,600
7.63%, 03/01/26 (Call 11/01/25)	7,783	9,331,039
7.88%, 09/15/23	21,718	24,079,832
Switch Ltd.
3.75%, 09/15/28 (Call 09/15/23)(a)	2,878	2,863,610
4.13%, 06/15/29 (Call 06/15/24)(a)	2,630	2,643,150
Telecom Italia Capital SA
6.00%, 09/30/34	5,219	5,806,137
6.38%, 11/15/33(b)	4,873	5,590,354
7.20%, 07/18/36	5,142	6,247,530
7.72%, 06/04/38	5,334	6,800,850
Telecom Italia SpA/Milano, 5.30%, 05/30/24(a)	7,346	7,823,490
Telesat Canada/Telesat LLC
4.88%, 06/01/27 (Call 12/01/22)(a)(b)	2,213	1,977,271
5.63%, 12/06/26 (Call 12/06/23)(a)	2,755	2,571,655
6.50%, 10/15/27 (Call 10/15/22)(a)(b)	2,963	2,404,593
T-Mobile USA Inc.
2.25%, 02/15/26 (Call 02/15/23)	5,284	5,310,420
2.25%, 02/15/26 (Call 02/15/23)(a)	4,220	4,241,100
2.63%, 04/15/26 (Call 04/15/23)	6,110	6,202,444
2.63%, 02/15/29 (Call 02/15/24)(b)	5,005	4,961,206
2.88%, 02/15/31 (Call 02/15/26)(b)	5,116	5,084,025
3.38%, 04/15/29 (Call 04/15/24)	6,330	6,504,075
3.38%, 04/15/29 (Call 04/15/24)(a)	5,570	5,723,175
3.50%, 04/15/31 (Call 04/15/26)	7,043	7,288,801
3.50%, 04/15/31 (Call 04/15/26)(a)	5,820	6,023,118
4.75%, 02/01/28 (Call 02/01/23)	7,683	8,105,565
5.38%, 04/15/27 (Call 04/15/22)(b)	2,911	3,031,079
United States Cellular Corp., 6.70%, 12/15/33(b)	2,951	3,672,676
ViaSat Inc.
5.63%, 09/15/25 (Call 11/09/21)(a)	3,590	3,641,606
5.63%, 04/15/27 (Call 04/15/22)(a)(b)	2,611	2,715,440
6.50%, 07/15/28 (Call 07/15/23)(a)(b)	2,794	2,933,700
Viavi Solutions Inc., 3.75%, 10/01/29 (Call 10/01/24)(a) .	1,940	1,926,032
Vmed O2 UK Financing I PLC
4.25%, 01/31/31 (Call 01/31/26)(a)	6,955	6,771,458
4.75%, 07/15/31 (Call 07/15/26)(a)	7,125	7,160,625

Security	Par (000)	Value

Telecommunications (continued)
Vodafone Group PLC
3.25%, 06/04/81 (Call 06/04/26)(d)	$2,725	$2,726,281
4.13%, 06/04/81 (Call 03/04/31)(d)	5,275	5,243,455
5.13%, 06/04/81 (Call 12/04/50)(d)	4,850	4,968,049
7.00%, 04/04/79 (Call 01/04/29)(d)	10,113	12,227,467
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28 (Call 08/15/23)(a)(b)	7,350	7,774,315
Zayo Group Holdings Inc.
4.00%, 03/01/27 (Call 11/29/21)(a)(b)	7,718	7,496,107
6.13%, 03/01/28 (Call 03/01/23)(a)	5,818	5,678,572

		588,385,846

Textiles — 0.0%
Eagle Intermediate Global Holding BV/Ruyi U.S. Finance LLC, 7.50%, 05/01/25 (Call 11/29/21)(a)(b)	3,053	2,930,880

Toys, Games & Hobbies — 0.2%
Mattel Inc.
3.15%, 03/15/23 (Call 12/15/22)	1,090	1,116,269
3.38%, 04/01/26 (Call 04/01/23)(a)	2,910	2,993,604
3.75%, 04/01/29 (Call 04/01/24)(a)(b)	3,000	3,116,400
5.45%, 11/01/41 (Call 05/01/41)	1,507	1,778,260
5.88%, 12/15/27 (Call 12/15/22)(a)(b)	3,426	3,682,950
6.20%, 10/01/40(b)	1,307	1,666,425

		14,353,908

Transportation — 0.3%
Altera Infrastructure LP/Teekay Offshore Finance Corp., 8.50%, 07/15/23 (Call 11/15/21)(a)	3,582	2,704,410
Cargo Aircraft Management Inc., 4.75%, 02/01/28 (Call 02/01/23)(a)	3,446	3,510,613
Carriage Purchaser Inc., 7.88%, 10/15/29 (Call 10/15/24)(a)	1,525	1,515,850
First Student Bidco Inc./First Transit Parent Inc., 4.00%, 07/31/29 (Call 07/31/24)(a)(b)	4,105	4,012,637
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., 11.25%, 08/15/22 (Call 11/09/21)(a)	13	12,871
Teekay Corp., 9.25%, 11/15/22 (Call 11/29/21)(a)	1,182	1,218,938
Watco Companies LLC/Watco Finance Corp., 6.50%, 06/15/27 (Call 06/15/23)(a)(b)	3,161	3,358,563
Western Global Airlines LLC, 10.38%, 08/15/25 (Call 05/15/25)(a)(b)	2,316	2,574,211
XPO CNW Inc., 6.70%, 05/01/34(b)	1,608	2,010,000
XPO Logistics Inc., 6.25%, 05/01/25 (Call 05/01/22)(a)	6,861	7,227,720

		28,145,813

Trucking & Leasing — 0.2%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25)(a)(b)(d)	2,543	2,727,368
Fly Leasing Ltd., 7.00%, 10/15/24 (Call 11/29/21)(a)	2,360	2,317,201
Fortress Transportation and Infrastructure Investors LLC
5.50%, 05/01/28 (Call 05/01/24)(a)(b)	4,184	4,194,460
6.50%, 10/01/25 (Call 11/29/21)(a)	4,587	4,720,252
9.75%, 08/01/27 (Call 08/01/23)(a)	2,142	2,412,428

		16,371,709

Water — 0.0%
Solaris Midstream Holdings LLC, 7.63%, 04/01/26 (Call 04/01/23)(a)(b)	2,705	2,852,963

Total Corporate Bonds & Notes — 98.2% (Cost: $7,997,762,839)		8,156,766,465

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Common Stocks

Advertising — 0.0%
Affinion Group Inc.(f)	4	$—

Energy Equipment & Services — 0.0%
Patterson-UTI Energy Inc.	1	6,591

Health Care Technology — 0.0%
Quincy Health LLC(f)	12	122,577

Total Common Stocks — 0.0% (Cost $1,371,787)		129,168

Short-Term Investments

Money Market Funds — 14.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(i)(j)(k)	1,178,007	1,178,596,220
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(i)(j)	44,140	44,140,000

		1,222,736,220

Total Short-Term Investments — 14.7% (Cost: $1,222,612,390)		1,222,736,220

Total Investments in Securities — 112.9% (Cost: $9,221,747,016)		9,379,631,853

Other Assets, Less Liabilities — (12.9)%		(1,070,989,250)

Net Assets — 100.0%		$8,308,642,603

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Perpetual security with no stated maturity date.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Non-income producing security.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$736,661,674	$442,125,068	(a)	$—		$(121,789)	$(68,733)	$1,178,596,220	1,178,007	$2,818,928	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	101,864,000	—		(57,724,000	)(a)	—	—	44,140,000	44,140	12,965		—

						$(121,789)	$(68,733)	$1,222,736,220		$2,831,893		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2021	iShares® Broad USD High Yield Corporate Bond ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$8,156,766,465	$—	$8,156,766,465
Common Stocks	6,591	—	122,577	129,168
Money Market Funds	1,222,736,220	—	—	1,222,736,220

	$1,222,742,811	$8,156,766,465	$122,577	$9,379,631,853

See notes to financial statements.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 1.0%
Advantage Sales & Marketing Inc., 6.50%, 11/15/28 (Call 11/15/23)(a)	$175	$182,571
Clear Channel Outdoor Holdings Inc.
7.50%, 06/01/29 (Call 06/01/24)(a)	240	245,731
7.75%, 04/15/28 (Call 04/15/24)(a)(b)	230	238,252
National CineMedia LLC, 5.88%, 04/15/28 (Call 04/15/23)(a)(b)	75	69,506
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.25%, 01/15/29 (Call 01/15/24)(a)(b)	110	107,774
4.63%, 03/15/30 (Call 03/15/25)(a)	130	129,958
5.00%, 08/15/27 (Call 08/15/22)(a)	135	137,660
6.25%, 06/15/25 (Call 06/15/22)(a)	90	94,518

		1,205,970

Aerospace & Defense — 3.6%
Hexcel Corp., 4.20%, 02/15/27 (Call 11/15/26)	100	107,972
Howmet Aerospace Inc.
3.00%, 01/15/29 (Call 11/15/28)	160	157,590
5.13%, 10/01/24 (Call 07/01/24)	245	269,784
5.90%, 02/01/27	115	131,696
5.95%, 02/01/37	140	168,540
6.88%, 05/01/25 (Call 04/01/25)	230	266,703
Spirit AeroSystems Inc.
4.60%, 06/15/28 (Call 03/15/28)(b)	175	172,790
5.50%, 01/15/25 (Call 10/15/22)(a)	110	114,931
7.50%, 04/15/25 (Call 04/15/22)(a)	285	300,920
SSL Robotics LLC, 9.75%, 12/31/23 (Call 12/15/21)(a)	114	123,223
TransDigm Inc.
4.63%, 01/15/29 (Call 01/15/24)	255	253,381
4.88%, 05/01/29 (Call 05/01/24)	165	165,550
5.50%, 11/15/27 (Call 11/15/22)	510	522,903
6.25%, 03/15/26 (Call 03/15/22)(a)	740	772,960
6.38%, 06/15/26 (Call 06/15/22)	205	212,097
7.50%, 03/15/27 (Call 03/15/22)	120	126,054
8.00%, 12/15/25 (Call 04/08/22)(a)	190	202,090
Triumph Group Inc.
6.25%, 09/15/24 (Call 09/15/22)(a)(b)	125	124,876
7.75%, 08/15/25 (Call 08/15/22)(b)	105	106,718
8.88%, 06/01/24 (Call 02/01/23)(a)	121	133,332

		4,434,110

Agriculture — 0.1%
Darling Ingredients Inc., 5.25%, 04/15/27 (Call 04/15/22)(a)	100	103,688

Airlines — 0.3%
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(a)	280	294,000
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25 (Call 09/20/23)(a)	100	111,947

		405,947

Apparel — 0.9%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(a)	195	203,874
4.88%, 05/15/26 (Call 02/15/26)(a)	220	235,268
5.38%, 05/15/25 (Call 05/15/22)(a)	130	135,399
Levi Strauss & Co., 3.50%, 03/01/31 (Call 03/01/26)(a)(b)	115	116,473
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)	125	128,767
William Carter Co. (The)
5.50%, 05/15/25 (Call 05/15/22)(a)	115	120,334
5.63%, 03/15/27 (Call 03/15/22)(a)	100	103,749

Security	Par (000)	Value

Apparel (continued)
Wolverine World Wide Inc., 4.00%, 08/15/29 (Call 08/15/24)(a)	$135	$133,252

		1,177,116

Auto Manufacturers — 0.3%
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(a)	275	301,815
Wabash National Corp., 4.50%, 10/15/28 (Call 10/15/24)(a)	110	107,052

		408,867

Auto Parts & Equipment — 1.0%
American Axle & Manufacturing Inc.
5.00%, 10/01/29 (Call 10/01/24)	150	143,318
6.25%, 03/15/26 (Call 03/15/22)	90	92,478
6.50%, 04/01/27 (Call 04/01/22)	95	99,202
6.88%, 07/01/28 (Call 07/01/23)(b)	90	95,542
Cooper-Standard Automotive Inc., 5.63%, 11/15/26 (Call 11/15/21)(a)	90	72,190
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 04/15/22)(a)	60	61,787
Dana Inc.
4.25%, 09/01/30 (Call 05/01/26)	95	96,113
5.38%, 11/15/27 (Call 11/15/22)	85	89,118
5.63%, 06/15/28 (Call 06/15/23)	90	95,256
Tenneco Inc.
5.00%, 07/15/26 (Call 07/15/22)(b)	100	97,516
5.13%, 04/15/29 (Call 04/15/24)(a)	200	198,194
7.88%, 01/15/29 (Call 01/15/24)(a)	115	125,734

		1,266,448

Banks — 1.0%
CIT Group Inc.
3.93%, 06/19/24 (Call 06/19/23)(b)(c)	95	98,857
4.75%, 02/16/24 (Call 11/16/23)	95	101,182
5.00%, 08/01/23	145	153,975
5.25%, 03/07/25 (Call 12/07/24)	125	137,579
6.13%, 03/09/28	100	118,962
Commerzbank AG, 8.13%, 09/19/23(a)	250	279,770
Dresdner Funding Trust I, 8.15%, 06/30/31 (Call 06/30/29)(a)	225	318,661

		1,208,986

Beverages — 0.1%
Primo Water Holdings Inc., 4.38%, 04/30/29 (Call 04/30/24)(a).	165	163,606

Biotechnology — 0.2%
Emergent BioSolutions Inc., 3.88%, 08/15/28 (Call 08/15/23)(a)(b)	125	120,579
Grifols Escrow Issuer SA, 4.75%, 10/15/28 (Call 10/15/24)(a)	160	162,598

		283,177

Building Materials — 1.6%
Boise Cascade Co., 4.88%, 07/01/30 (Call 07/01/25)(a)(b)	85	89,451
Builders FirstSource Inc.
4.25%, 02/01/32 (Call 08/01/26)(a)	225	227,014
5.00%, 03/01/30 (Call 03/01/25)(a)(b)	115	121,990
6.75%, 06/01/27 (Call 06/01/22)(a)	150	158,556
Cornerstone Building Brands Inc., 6.13%, 01/15/29 (Call 09/15/23)(a)	125	130,119
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25 (Call 07/15/22)(a)	115	122,527
Griffon Corp., 5.75%, 03/01/28 (Call 03/01/23)	235	245,732
James Hardie International Finance DAC, 5.00%, 01/15/28 (Call 01/15/23)(a)	200	209,116

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) October 31, 2021	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
Jeld-Wen Inc.
4.63%, 12/15/25 (Call 12/15/21)(a)	$50	$50,577
4.88%, 12/15/27 (Call 12/15/22)(a)	115	119,247
Masonite International Corp., 5.38%, 02/01/28 (Call 02/01/23)(a)	130	136,640
PGT Innovations Inc., 4.38%, 10/01/29 (Call 08/01/24)(a)	145	143,843
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (Call 07/15/23)(a)	185	194,513

		1,949,325

Chemicals — 1.7%
Axalta Coating Systems LLC, 3.38%, 02/15/29 (Call 02/15/24)(a)	50	47,572
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (Call 06/15/23)(a)	200	206,616
Element Solutions Inc., 3.88%, 09/01/28 (Call 09/01/23)(a)(b)	175	174,926
Ingevity Corp., 3.88%, 11/01/28 (Call 11/01/23)(a)	125	122,960
Kraton Polymers LLC/Kraton Polymers Capital Corp., 4.25%, 12/15/25 (Call 12/15/22)(a)	95	98,159
Methanex Corp.
5.13%, 10/15/27 (Call 04/15/27)	165	174,129
5.25%, 12/15/29 (Call 09/15/29)	150	158,932
OCI NV, 5.25%, 11/01/24 (Call 11/01/21)(a)	75	76,969
Rayonier AM Products Inc.
5.50%, 06/01/24 (Call 06/01/22)(a)	140	138,601
7.63%, 01/15/26 (Call 01/15/24)(a)	119	122,737
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc.
5.13%, 04/01/29 (Call 04/01/24)(a)	105	105,206
5.38%, 09/01/25 (Call 09/01/22)(a)(b)	150	152,815
Tronox Inc.
4.63%, 03/15/29 (Call 03/15/24)(a)(b)	265	259,904
6.50%, 05/01/25 (Call 05/01/22)(a)	105	110,284
WR Grace Holdings LLC
4.88%, 06/15/27 (Call 06/15/23)(a)	150	152,367
5.63%, 08/15/29 (Call 08/15/24)(a)	65	65,549

		2,167,726

Commercial Services — 8.1%
ADT Security Corp. (The)
4.13%, 06/15/23	145	150,777
4.13%, 08/01/29 (Call 08/01/28)(a)	235	231,717
4.88%, 07/15/32(a)	165	164,899
AMN Healthcare Inc., 4.63%, 10/01/27 (Call 10/01/22)(a)	150	154,066
APX Group Inc.
5.75%, 07/15/29 (Call 07/15/24)(a)	175	173,467
6.75%, 02/15/27 (Call 02/15/23)(a)	150	158,721
ASGN Inc., 4.63%, 05/15/28 (Call 05/15/23)(a)	125	129,093
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
4.75%, 04/01/28 (Call 04/01/24)(a)	120	124,465
5.38%, 03/01/29 (Call 03/01/24)(a)(b)	140	147,766
5.75%, 07/15/27 (Call 07/15/22)(a)(b)	135	141,126
Brink’s Co. (The)
4.63%, 10/15/27 (Call 10/15/22)(a)	165	170,105
5.50%, 07/15/25 (Call 06/18/22)(a)	95	99,672
Carriage Services Inc., 4.25%, 05/15/29 (Call 05/15/24)(a)(b)	100	100,164
Deluxe Corp., 8.00%, 06/01/29 (Call 06/01/24)(a)	115	121,503
Gartner Inc.
3.63%, 06/15/29 (Call 06/15/24)(a)	135	135,640
3.75%, 10/01/30 (Call 10/01/25)(a)	160	163,090
4.50%, 07/01/28 (Call 07/01/23)(a)	195	203,235

Security	Par (000)	Value

Commercial Services (continued)
HealthEquity Inc., 4.50%, 10/01/29 (Call 10/01/24)(a)	$140	$141,721
Herc Holdings Inc., 5.50%, 07/15/27 (Call 07/15/22)(a)	285	297,415
IHS Markit Ltd.
3.63%, 05/01/24 (Call 04/01/24)	100	105,566
4.00%, 03/01/26 (Call 12/01/25)(a)	115	125,325
4.13%, 08/01/23 (Call 07/01/23)	75	79,008
4.25%, 05/01/29 (Call 02/01/29)	210	239,497
4.75%, 02/15/25 (Call 11/15/24)(a)	175	191,870
4.75%, 08/01/28 (Call 05/01/28)	145	169,409
Jaguar Holding Co. II/PPD Development LP
4.63%, 06/15/25 (Call 06/05/22)(a)	100	104,119
5.00%, 06/15/28 (Call 06/15/23)(a)	150	161,155
Korn Ferry, 4.63%, 12/15/27 (Call 12/15/22)(a)	100	103,504
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (Call 09/01/24)(a)	250	248,435
5.75%, 11/01/28 (Call 11/01/23)(a)(b)	310	282,785
Nielsen Co Luxembourg SARL (The), 5.00%, 02/01/25 (Call 02/01/22)(a)(b)	70	71,327
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 07/15/29 (Call 07/15/24)(a)	140	136,870
4.75%, 07/15/31 (Call 07/15/26)(a)	150	146,322
5.63%, 10/01/28 (Call 10/01/23)(a)	225	234,126
5.88%, 10/01/30 (Call 10/01/25)(a)	170	178,374
Prime Security Services Borrower LLC/Prime Finance Inc.
3.38%, 08/31/27 (Call 08/31/26)(a)	240	230,014
5.25%, 04/15/24(a)(b)	170	180,865
5.75%, 04/15/26(a)	300	320,841
6.25%, 01/15/28 (Call 01/15/23)(a)(b)	285	292,176
Ritchie Bros. Auctioneers Inc., 5.38%, 01/15/25 (Call 01/15/22)(a)	75	76,500
RR Donnelley & Sons Co., 6.13%, 11/01/26 (Call 11/01/23)(a)	105	112,144
Sabre GLBL Inc.
7.38%, 09/01/25 (Call 09/01/22)(a)	185	196,975
9.25%, 04/15/25 (Call 03/16/25)(a)	185	213,786
Service Corp. International/U.S.
3.38%, 08/15/30 (Call 08/15/25)	185	182,173
4.00%, 05/15/31 (Call 05/15/26)	195	199,397
4.63%, 12/15/27 (Call 12/15/22)	110	115,838
5.13%, 06/01/29 (Call 06/01/24)(b)	185	199,911
Sotheby’s, 7.38%, 10/15/27 (Call 10/15/22)(a)	175	184,501
Square Inc.
2.75%, 06/01/26 (Call 05/01/26)(a)	220	222,592
3.50%, 06/01/31 (Call 03/01/31)(a)	220	225,590
TriNet Group Inc., 3.50%, 03/01/29 (Call 03/01/24)(a)	115	115,217
United Rentals North America Inc.
3.75%, 01/15/32 (Call 07/15/26)	185	184,634
3.88%, 02/15/31 (Call 08/15/25)	265	266,836
4.00%, 07/15/30 (Call 07/15/25)	175	178,603
4.88%, 01/15/28 (Call 01/15/23)	365	385,440
5.25%, 01/15/30 (Call 01/15/25)	165	178,705
5.50%, 05/15/27 (Call 05/15/22)	170	178,153
WW International Inc., 4.50%, 04/15/29 (Call 04/15/24)(a)	115	110,300

		10,137,525

Computers — 3.0%
Booz Allen Hamilton Inc.
3.88%, 09/01/28 (Call 09/01/23)(a)	150	152,208
4.00%, 07/01/29 (Call 07/01/24)(a)(b)	145	146,620
Crowdstrike Holdings Inc., 3.00%, 02/15/29 (Call 02/15/24)	175	172,951
Dell International LLC/EMC Corp., 7.13%, 06/15/24 (Call 06/15/22)(a)	250	254,452

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
Diebold Nixdorf Inc.
8.50%, 04/15/24 (Call 04/15/22)	$75	$75,122
9.38%, 07/15/25 (Call 07/15/22)(a)	185	199,214
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 07/15/22)(a)(b)	160	133,990
NCR Corp.
5.00%, 10/01/28 (Call 08/20/23)(a)	150	152,752
5.13%, 04/15/29 (Call 04/15/24)(a)	270	276,183
5.25%, 10/01/30 (Call 10/01/25)(a)	110	113,519
5.75%, 09/01/27 (Call 09/01/22)(a)	120	126,102
6.13%, 09/01/29 (Call 09/01/24)(a)(b)	120	128,987
Seagate HDD Cayman
3.13%, 07/15/29 (Call 01/15/24)(a)	105	100,649
3.38%, 07/15/31 (Call 01/15/26)(a)	120	115,019
4.09%, 06/01/29 (Call 03/01/29)	130	134,411
4.13%, 01/15/31 (Call 10/15/30)	125	126,969
4.75%, 06/01/23	120	125,592
4.75%, 01/01/25	85	91,836
4.88%, 03/01/24 (Call 01/01/24)	125	133,361
4.88%, 06/01/27 (Call 03/01/27)(b)	100	110,318
5.75%, 12/01/34 (Call 06/01/34)	110	126,295
Unisys Corp., 6.88%, 11/01/27 (Call 11/01/23)(a)	130	141,704
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(b)	525	576,796

		3,715,050

Cosmetics & Personal Care — 0.3%
Edgewell Personal Care Co.
4.13%, 04/01/29 (Call 04/01/24)(a)	120	118,438
5.50%, 06/01/28 (Call 06/01/23)(a)	185	193,495

		311,933

Distribution & Wholesale — 0.8%
Avient Corp.
5.25%, 03/15/23	100	105,325
5.75%, 05/15/25 (Call 05/15/22)(a)	150	157,274
H&E Equipment Services Inc., 3.88%, 12/15/28 (Call 12/15/23)(a)	285	283,931
IAA Inc., 5.50%, 06/15/27 (Call 06/15/22)(a)	100	104,140
KAR Auction Services Inc., 5.13%, 06/01/25 (Call 06/01/22)(a)(b)	200	200,940
Univar Solutions USA Inc., 5.13%, 12/01/27 (Call 12/01/22)(a)	140	146,577

		998,187

Diversified Financial Services — 3.5%
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24)(b)(c)	50	52,122
Ally Financial Inc., 5.75%, 11/20/25 (Call 10/20/25)(b)	240	272,251
Burford Capital Global Finance LLC, 6.25%, 04/15/28 (Call 04/15/24)(a)(b)	90	95,378
Global Aircraft Leasing Co. Ltd., 6.50%, 09/15/24 (Call 09/15/22), (7.25% PIK)(a)(d)	444	430,430
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (Call 08/15/24)(a)	225	228,215
Nationstar Mortgage Holdings Inc.
5.13%, 12/15/30 (Call 12/15/25)(a)	155	156,187
5.50%, 08/15/28 (Call 08/15/23)(a)	165	169,028
6.00%, 01/15/27 (Call 01/15/23)(a)	155	162,240
OneMain Finance Corp.
3.50%, 01/15/27 (Call 01/15/24)	180	176,495
3.88%, 09/15/28 (Call 09/15/24)	175	170,742
4.00%, 09/15/30 (Call 09/15/25)	190	184,564
5.38%, 11/15/29 (Call 05/15/29)	170	181,800
5.63%, 03/15/23	160	168,251

Security	Par (000)	Value

Diversified Financial Services (continued)
6.13%, 03/15/24 (Call 09/15/23)	$250	$265,897
6.63%, 01/15/28 (Call 07/15/27)	175	197,424
6.88%, 03/15/25(b)	285	318,650
7.13%, 03/15/26	350	397,488
8.88%, 06/01/25 (Call 06/01/22)	140	151,420
PennyMac Financial Services Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)	160	151,477
5.38%, 10/15/25 (Call 10/15/22)(a)	140	144,409
5.75%, 09/15/31 (Call 09/15/26)(a)	115	113,170
SLM Corp.
3.13%, 11/02/26 (Call 10/02/26)	100	99,125
4.20%, 10/29/25 (Call 09/29/25)	110	116,323

		4,403,086

Electric — 0.4%
FirstEnergy Transmission LLC
2.87%, 09/15/28 (Call 07/15/28)(a)	125	128,886
4.35%, 01/15/25 (Call 10/15/24)(a)	100	108,313
4.55%, 04/01/49 (Call 10/01/48)(a)	120	139,903
5.45%, 07/15/44 (Call 01/15/44)(a)	95	119,996

		497,098

Electrical Components & Equipment — 0.8%
Energizer Holdings Inc.
4.38%, 03/31/29 (Call 09/30/23)(a)(b)	175	167,674
4.75%, 06/15/28 (Call 07/01/23)(a)(b)	140	139,548
WESCO Distribution Inc.
7.13%, 06/15/25 (Call 06/15/22)(a)	335	356,390
7.25%, 06/15/28 (Call 06/15/23)(a)	310	342,246

		1,005,858

Electronics — 0.9%
Atkore Inc., 4.25%, 06/01/31 (Call 06/01/26)(a)	85	86,331
Sensata Technologies BV
4.00%, 04/15/29 (Call 03/18/24)(a)	225	228,490
4.88%, 10/15/23(a)	115	121,980
5.00%, 10/01/25(a)	160	175,240
5.63%, 11/01/24(a)	100	110,266
Sensata Technologies Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	170	168,132
4.38%, 02/15/30 (Call 11/15/29)(a)	120	126,713
TTM Technologies Inc., 4.00%, 03/01/29 (Call 03/01/24)(a)	115	113,907

		1,131,059

Energy - Alternate Sources — 0.2%
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 01/15/26 (Call 11/15/21)(a)	125	129,264
Sunnova Energy Corp., 5.88%, 09/01/26 (Call 09/01/23)(a)(b)	120	122,487

		251,751

Engineering & Construction — 0.7%
AECOM, 5.13%, 03/15/27 (Call 12/15/26)	230	253,747
Arcosa Inc., 4.38%, 04/15/29 (Call 04/15/24)(a)	110	111,929
Cellnex Finance Co SA, 3.88%, 07/07/41 (Call 04/07/41)(a)(b) .	150	147,044
Dycom Industries Inc., 4.50%, 04/15/29 (Call 04/15/24)(a)(b)	115	117,067
TopBuild Corp.
3.63%, 03/15/29 (Call 03/15/24)(a)(b)	90	90,477
4.13%, 02/15/32 (Call 10/15/26)(a)	115	115,806

		836,070

Entertainment — 2.6%
AMC Entertainment Holdings Inc., 10.50%, 04/15/25 (Call 04/15/22)(a)(b)	100	107,305
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(b)	114	118,145

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) October 31, 2021	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Entertainment (continued)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/24 (Call 06/01/22)	$85	$85,745
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.38%, 04/15/27 (Call 04/15/22)	95	97,870
5.50%, 05/01/25 (Call 05/01/22)(a)	240	249,598
Cinemark USA Inc.
5.25%, 07/15/28 (Call 07/15/24)(a)(b)	190	185,455
5.88%, 03/15/26 (Call 03/15/23)(a)(b)	90	90,470
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (Call 03/23/24)(a)	230	235,051
Live Nation Entertainment Inc.
3.75%, 01/15/28 (Call 01/15/24)(a)(b)	125	123,876
4.75%, 10/15/27 (Call 10/15/22)(a)	225	229,455
4.88%, 11/01/24 (Call 11/01/21)(a)	100	101,175
6.50%, 05/15/27 (Call 05/15/23)(a)	300	329,154
Merlin Entertainments Ltd., 5.75%, 06/15/26 (Call 03/17/26)(a)	200	206,810
SeaWorld Parks & Entertainment Inc., 5.25%, 08/15/29 (Call 08/15/24)(a)	175	178,460
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 07/31/22)(a)	245	247,974
5.50%, 04/15/27 (Call 04/15/22)(a)	110	113,991
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 07/01/22)(a)	140	148,893
Vail Resorts Inc., 6.25%, 05/15/25 (Call 05/15/22)(a)	120	126,461
WMG Acquisition Corp.
3.00%, 02/15/31 (Call 02/15/26)(a)	175	170,240
3.88%, 07/15/30 (Call 07/15/25)(a)(b)	135	140,401

		3,286,529

Environmental Control — 0.3%
Clean Harbors Inc., 4.88%, 07/15/27 (Call 07/15/22)(a)	125	130,603
Covanta Holding Corp.
5.00%, 09/01/30 (Call 09/01/25)	75	74,627
5.88%, 07/01/25 (Call 07/01/22)	50	51,625
6.00%, 01/01/27 (Call 01/01/22)	80	82,745

		339,600

Food — 4.6%
B&G Foods Inc.
5.25%, 04/01/25 (Call 04/01/22)	160	163,749
5.25%, 09/15/27 (Call 03/01/22)	119	122,099
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)	154	160,642
3.75%, 04/01/30 (Call 01/01/30)	85	92,135
3.88%, 05/15/27 (Call 02/15/27)	155	168,200
4.25%, 03/01/31 (Call 12/01/30)	175	197,309
4.38%, 06/01/46 (Call 12/01/45)(b)	335	390,998
4.63%, 01/30/29 (Call 10/30/28)	95	108,182
4.63%, 10/01/39 (Call 04/01/39)	50	58,581
4.88%, 10/01/49 (Call 04/01/49)	170	210,873
5.00%, 07/15/35 (Call 01/15/35)	105	129,125
5.00%, 06/04/42	195	242,311
5.20%, 07/15/45 (Call 01/15/45)	215	272,947
5.50%, 06/01/50 (Call 12/01/49)	90	120,639
6.75%, 03/15/32(b)	50	67,924
6.88%, 01/26/39	75	110,049
7.13%, 08/01/39(a)	120	182,346
Lamb Weston Holdings Inc.
4.13%, 01/31/30 (Call 01/31/25)(a)	225	225,263

Security	Par (000)	Value

Food (continued)
4.38%, 01/31/32 (Call 01/31/27)(a)	$175	$175,236
4.63%, 11/01/24 (Call 11/01/21)(a)	130	133,160
4.88%, 11/01/26 (Call 11/01/21)(a)	165	169,249
4.88%, 05/15/28 (Call 11/15/27)(a)(b)	105	112,704
Post Holdings Inc.
4.50%, 09/15/31 (Call 09/15/26)(a)	425	417,137
4.63%, 04/15/30 (Call 04/15/25)(a)(b)	380	382,280
5.50%, 12/15/29 (Call 12/15/24)(a)	160	170,165
5.63%, 01/15/28 (Call 12/01/22)(a)	202	210,761
5.75%, 03/01/27 (Call 03/01/22)(a)	235	243,850
TreeHouse Foods Inc., 4.00%, 09/01/28 (Call 09/01/23)(b)	125	119,464
U.S. Foods Inc.
4.75%, 02/15/29 (Call 02/15/24)(a)	200	202,436
6.25%, 04/15/25 (Call 04/15/22)(a)	235	246,649
United Natural Foods Inc., 6.75%, 10/15/28 (Call 10/15/23)(a)(b)	113	122,405

		5,728,868

Food Service — 0.6%
Aramark Services Inc.
5.00%, 04/01/25 (Call 04/01/22)(a)(b)	50	51,172
5.00%, 02/01/28 (Call 02/01/23)(a)(b)	270	277,298
6.38%, 05/01/25 (Call 05/01/22)(a)(b)	350	368,413

		696,883

Forest Products & Paper — 0.2%
Mercer International Inc., 5.13%, 02/01/29 (Call 02/01/24)	200	198,836
Sylvamo Corp., 7.00%, 09/01/29 (Call 09/01/24)(a)	0	—

		198,836

Health Care - Products — 1.0%
Avantor Funding Inc.
3.88%, 11/01/29 (Call 11/01/24)(a)	170	170,226
4.63%, 07/15/28 (Call 07/15/23)(a)	330	342,408
Hill-Rom Holdings Inc., 4.38%, 09/15/27 (Call 09/15/22)(a)	105	109,199
Hologic Inc.
3.25%, 02/15/29 (Call 09/28/23)(a)	200	198,532
4.63%, 02/01/28 (Call 02/01/23)(a)	90	93,825
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 7.25%, 02/01/28 (Call 02/01/23)(a)	95	101,196
Teleflex Inc.
4.25%, 06/01/28 (Call 06/01/23)(a)	105	107,928
4.63%, 11/15/27 (Call 11/15/22)	100	104,314

		1,227,628

Health Care - Services — 7.4%
Acadia Healthcare Co. Inc.
5.00%, 04/15/29 (Call 10/15/23)(a)	120	122,418
5.50%, 07/01/28 (Call 07/01/23)(a)	80	83,843
Catalent Pharma Solutions Inc.
3.13%, 02/15/29 (Call 02/15/24)(a)	130	126,889
3.50%, 04/01/30 (Call 04/01/25)(a)	155	153,817
5.00%, 07/15/27 (Call 07/15/22)(a)	100	103,790
Centene Corp.
2.45%, 07/15/28 (Call 05/15/28)	355	354,120
2.50%, 03/01/31 (Call 12/01/30)	345	336,140
2.63%, 08/01/31 (Call 05/01/31)	190	187,110
3.00%, 10/15/30 (Call 07/15/30)	340	345,498
3.38%, 02/15/30 (Call 02/15/25)	310	318,692
4.25%, 12/15/27 (Call 12/15/22)	400	419,012
4.63%, 12/15/29 (Call 12/15/24)	505	545,481
Charles River Laboratories International Inc.
3.75%, 03/15/29 (Call 03/15/24)(a)	125	126,256

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
4.00%, 03/15/31 (Call 03/15/26)(a)	$125	$129,353
4.25%, 05/01/28 (Call 05/01/23)(a)	110	113,622
DaVita Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	360	341,244
4.63%, 06/01/30 (Call 06/01/25)(a)	620	623,547
Encompass Health Corp.
4.50%, 02/01/28 (Call 02/01/23)(b)	190	193,456
4.63%, 04/01/31 (Call 03/30/26)	85	87,319
4.75%, 02/01/30 (Call 02/01/25)	185	190,380
HCA Inc.
3.50%, 09/01/30 (Call 03/01/30)	520	547,539
5.38%, 02/01/25	510	567,329
5.38%, 09/01/26 (Call 03/01/26)	192	218,606
5.63%, 09/01/28 (Call 03/01/28)	310	364,573
5.88%, 05/01/23	200	214,008
5.88%, 02/15/26 (Call 08/15/25)	295	335,993
5.88%, 02/01/29 (Call 08/01/28)	190	226,144
IQVIA Inc.
5.00%, 10/15/26 (Call 10/15/22)(a)	300	308,688
5.00%, 05/15/27 (Call 05/15/22)(a)	175	181,417
MEDNAX Inc., 6.25%, 01/15/27 (Call 01/15/22)(a)(b)	230	241,431
ModivCare Escrow Issuer Inc., 5.00%, 10/01/29 (Call 10/01/24)(a)	15	15,256
ModivCare Inc., 5.88%, 11/15/25 (Call 11/01/22)(a)	115	120,836
Molina Healthcare Inc.
3.88%, 11/15/30 (Call 08/17/30)(a)	155	160,248
4.38%, 06/15/28 (Call 06/15/23)(a)	175	181,974
5.38%, 11/15/22 (Call 08/15/22)	130	133,888
Select Medical Corp., 6.25%, 08/15/26 (Call 08/15/22)(a)	265	277,352
Surgery Center Holdings Inc., 10.00%, 04/15/27 (Call 04/15/22)(a)(b)	100	107,425
Syneos Health Inc., 3.63%, 01/15/29 (Call 01/15/24)(a)(b)	125	123,391

		9,228,085

Holding Companies - Diversified — 0.2%
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (Call 04/15/24)(a)	240	249,545

Home Builders — 1.1%
Century Communities Inc.
3.88%, 08/15/29 (Call 02/15/29)(a)	135	134,765
6.75%, 06/01/27 (Call 06/01/22)	110	116,899
Meritage Homes Corp.
3.88%, 04/15/29 (Call 10/15/28)(a)	105	108,773
6.00%, 06/01/25 (Call 03/01/25)	76	85,136
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 06/15/22)(a)	114	120,060
Taylor Morrison Communities Inc.
5.13%, 08/01/30 (Call 02/01/30)(a)	135	143,759
5.75%, 01/15/28 (Call 10/15/27)(a)	106	116,649
5.88%, 06/15/27 (Call 03/15/27)(a)	120	134,698
Thor Industries Inc., 4.00%, 10/15/29 (Call 10/15/24)(a)	125	123,799
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	105	115,945
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 08/15/23)(a)	121	125,110

		1,325,593

Security	Par (000)	Value

Home Furnishings — 0.3%
Tempur Sealy International Inc.
3.88%, 10/15/31 (Call 10/15/26)(a)	$175	$173,448
4.00%, 04/15/29 (Call 04/15/24)(a)(b)	195	198,326

		371,774

Household Products & Wares — 0.4%
ACCO Brands Corp., 4.25%, 03/15/29 (Call 03/15/24)(a)	135	133,464
Central Garden & Pet Co.
4.13%, 10/15/30 (Call 10/15/25)	100	100,828
4.13%, 04/30/31 (Call 04/30/26)(a)	105	105,638
Spectrum Brands Inc.
3.88%, 03/15/31 (Call 03/15/26)(a)	115	112,931
5.75%, 07/15/25 (Call 07/15/22)	82	84,086

		536,947

Housewares — 0.9%
Newell Brands Inc.
4.35%, 04/01/23 (Call 02/01/23)	175	182,364
4.70%, 04/01/26 (Call 01/01/26)	425	465,549
4.88%, 06/01/25 (Call 05/01/25)	115	125,912
5.88%, 04/01/36 (Call 10/01/35)	110	133,788
6.00%, 04/01/46 (Call 10/01/45)	160	200,843

		1,108,456

Insurance — 0.9%
Assurant Inc., 7.00%, 03/27/48 (Call 03/27/28)(c)	110	128,292
Liberty Mutual Group Inc.
4.13%, 12/15/51 (Call 12/15/26)(a)(b)(c)	115	117,964
4.30%, 02/01/61 (Call 02/03/26)(a)	285	266,136
MGIC Investment Corp., 5.25%, 08/15/28 (Call 08/15/23)	180	191,545
NMI Holdings Inc., 7.38%, 06/01/25 (Call 03/30/25)(a)	120	137,952
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)	115	121,954
4.88%, 03/15/27 (Call 09/15/26)	95	103,659
6.63%, 03/15/25 (Call 09/15/24)	100	111,679

		1,179,181

Internet — 3.1%
Cablevision Lightpath LLC
3.88%, 09/15/27 (Call 09/15/23)(a)	75	72,990
5.63%, 09/15/28 (Call 09/15/23)(a)(b)	100	98,915
Cogent Communications Group Inc., 3.50%, 05/01/26 (Call 02/01/26)(a)	115	116,428
Go Daddy Operating Co. LLC/GD Finance Co. Inc.
3.50%, 03/01/29 (Call 03/01/24)(a)	200	193,654
5.25%, 12/01/27 (Call 06/01/22)(a)	125	129,814
GrubHub Holdings Inc., 5.50%, 07/01/27 (Call 07/01/22)(a)	125	128,344
Netflix Inc.
3.63%, 06/15/25 (Call 03/15/25)(a)	175	186,107
4.38%, 11/15/26	225	250,488
4.88%, 04/15/28	360	412,733
4.88%, 06/15/30 (Call 03/15/30)(a)(b)	210	246,282
5.38%, 11/15/29(a)(b)	200	241,148
5.75%, 03/01/24	100	110,121
5.88%, 02/15/25	50	56,652
5.88%, 11/15/28	425	517,505
6.38%, 05/15/29	200	251,858
NortonLifeLock Inc., 5.00%, 04/15/25 (Call 04/15/22)(a)	195	197,588
Rakuten Group Inc.
5.13%, (Call 04/22/26)(a)(c)(e)	175	175,698
6.25%, (Call 04/22/31)(a)(c)(e)	225	236,916
TripAdvisor Inc., 7.00%, 07/15/25 (Call 07/15/22)(a)	110	116,676

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2021	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
Twitter Inc., 3.88%, 12/15/27 (Call 09/15/27)(a)	$150	$157,765

		3,897,682

Iron & Steel — 0.7%
Cleveland-Cliffs Inc.
4.63%, 03/01/29 (Call 03/01/24)(a)(b)	130	134,707
4.88%, 03/01/31 (Call 03/01/26)(a)(b)	115	119,866
5.88%, 06/01/27 (Call 06/01/22)	125	129,894
6.75%, 03/15/26 (Call 03/04/23)(a)(b)	180	191,471
9.88%, 10/17/25 (Call 10/17/22)(a)(b)	123	140,766
Mineral Resources Ltd., 8.13%, 05/01/27 (Call 05/01/22)(a)	185	200,089

		916,793

Leisure Time — 1.4%
Royal Caribbean Cruises Ltd.
3.70%, 03/15/28 (Call 12/15/27)(b)	135	128,045
4.25%, 07/01/26 (Call 01/01/26)(a)(b)	150	145,521
5.25%, 11/15/22	110	113,006
5.50%, 08/31/26 (Call 02/28/26)(a)	225	229,435
5.50%, 04/01/28 (Call 09/29/27)(a)	340	345,542
9.13%, 06/15/23 (Call 03/15/23)(a)	205	222,634
10.88%, 06/01/23 (Call 03/01/23)(a)	220	246,290
11.50%, 06/01/25 (Call 06/01/22)(a)	245	278,915

		1,709,388

Lodging — 1.8%
Hilton Domestic Operating Co. Inc.
3.63%, 02/15/32 (Call 08/15/26)(a)	340	331,986
3.75%, 05/01/29 (Call 05/01/24)(a)	170	170,573
4.00%, 05/01/31 (Call 05/01/26)(a)	245	246,242
4.88%, 01/15/30 (Call 01/15/25)	240	256,332
5.38%, 05/01/25 (Call 05/01/22)(a)	80	83,474
5.75%, 05/01/28 (Call 05/01/23)(a)	145	155,801
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc
4.88%, 07/01/31 (Call 07/01/26)(a)	120	119,626
5.00%, 06/01/29 (Call 06/01/24)(a)	190	193,901
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 04/01/22)(b)	155	160,461
Marriott Ownership Resorts Inc., 4.50%, 06/15/29 (Call 06/15/24)(a)	120	120,462
Travel + Leisure Co.
3.90%, 03/01/23 (Call 12/01/22)	97	100,188
6.00%, 04/01/27 (Call 01/01/27)	95	103,676
6.63%, 07/31/26 (Call 04/30/26)(a)(b)	130	145,128

		2,187,850

Machinery — 0.7%
Mueller Water Products Inc., 4.00%, 06/15/29 (Call 06/15/24)(a)	105	106,974
Stevens Holding Co. Inc., 6.13%, 10/01/26 (Call 10/01/23)(a)	125	135,089
Terex Corp., 5.00%, 05/15/29 (Call 05/15/24)(a)	145	148,592
Vertiv Group Corp., 4.13%, 11/15/28 (Call 11/15/24)(a)	200	199,454
Weir Group PLC (The), 2.20%, 05/13/26 (Call 04/13/26)(a)	175	173,812
Welbilt Inc., 9.50%, 02/15/24 (Call 02/15/22)(b)	75	77,026

		840,947

Manufacturing — 0.2%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (Call 01/15/22)(a)	100	103,422
Hillenbrand Inc., 5.75%, 06/15/25 (Call 06/15/22)	115	121,017
Trinity Industries Inc., 4.55%, 10/01/24 (Call 07/01/24)	82	86,935

		311,374

Security	Par (000)	Value

Media — 9.4%
Cable One Inc., 4.00%, 11/15/30 (Call 11/15/25)(a)	$150	$147,456
Clear Channel Worldwide Holdings Inc., 5.13%, 08/15/27 (Call 08/15/22)(a)(b)	300	307,878
CSC Holdings LLC
3.38%, 02/15/31 (Call 02/15/26)(a)	200	182,092
4.13%, 12/01/30 (Call 12/01/25)(a)	200	191,552
4.50%, 11/15/31 (Call 11/15/26)(a)	300	291,084
4.63%, 12/01/30 (Call 12/01/25)(a)	400	366,580
5.00%, 11/15/31 (Call 11/15/26)(a)(b)	100	92,886
5.25%, 06/01/24	125	131,402
5.38%, 02/01/28 (Call 02/01/23)(a)	200	206,128
5.50%, 04/15/27 (Call 04/15/22)(a)	200	206,510
5.75%, 01/15/30 (Call 01/15/25)(a)	350	345,030
6.50%, 02/01/29 (Call 02/01/24)(a)	250	268,015
7.50%, 04/01/28 (Call 04/01/23)(a)	200	213,664
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%, 08/15/26 (Call 08/15/22)(a)	725	409,625
6.63%, 08/15/27 (Call 08/15/22)(a)(b)	120	35,890
Gannett Holdings LLC, 6.00%, 11/01/26 (Call 11/01/23)(a)	100	99,746
GCI LLC, 4.75%, 10/15/28 (Call 10/15/23)(a)	140	144,858
Gray Escrow II Inc., 5.38%, 11/15/31 (Call 11/15/26)(a)	85	85,966
Gray Television Inc.
4.75%, 10/15/30 (Call 10/15/25)(a)	170	167,810
5.88%, 07/15/26 (Call 07/15/22)(a)	95	98,087
7.00%, 05/15/27 (Call 05/15/22)(a)(b)	150	160,860
iHeartCommunications Inc.
4.75%, 01/15/28 (Call 01/15/23)(a)	120	120,998
5.25%, 08/15/27 (Call 08/15/22)(a)	180	184,253
6.38%, 05/01/26 (Call 05/01/22)	155	162,378
8.38%, 05/01/27 (Call 05/01/22)(b)	335	356,775
Nexstar Media Inc.
4.75%, 11/01/28 (Call 11/01/23)(a)(b)	235	240,020
5.63%, 07/15/27 (Call 07/15/22)(a)	410	432,431
Quebecor Media Inc., 5.75%, 01/15/23	200	210,546
Scripps Escrow II Inc.
3.88%, 01/15/29 (Call 01/15/24)(a)	110	109,915
5.38%, 01/15/31 (Call 01/15/26)(a)	130	127,468
Scripps Escrow Inc., 5.88%, 07/15/27 (Call 07/15/22)(a)	100	102,089
Sinclair Television Group Inc.
4.13%, 12/01/30 (Call 12/01/25)(a)	165	157,232
5.13%, 02/15/27 (Call 08/15/22)(a)	80	77,134
5.50%, 03/01/30 (Call 12/01/24)(a)(b)	115	109,976
Sirius XM Radio Inc.
3.13%, 09/01/26 (Call 09/01/23)(a)(b)	220	220,502
3.88%, 09/01/31 (Call 09/01/26)(a)	340	326,862
4.00%, 07/15/28 (Call 07/15/24)(a)	460	463,096
4.13%, 07/01/30 (Call 07/01/25)(a)	330	328,531
5.00%, 08/01/27 (Call 08/01/22)(a)	340	355,307
5.50%, 07/01/29 (Call 07/01/24)(a)	260	280,608
TEGNA Inc.
4.63%, 03/15/28 (Call 03/15/23)	215	217,116
4.75%, 03/15/26 (Call 03/15/23)(a)	115	119,797
5.00%, 09/15/29 (Call 09/15/24)	260	263,338
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28 (Call 12/01/22)(a)	200	208,568
Univision Communications Inc.
4.50%, 05/01/29 (Call 05/01/24)(a)	255	257,853
5.13%, 02/15/25 (Call 02/15/22)(a)	285	290,104
6.63%, 06/01/27 (Call 06/01/23)(a)	335	362,554
UPC Holding BV, 5.50%, 01/15/28 (Call 10/15/22)(a)	200	207,562

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Videotron Ltd.
3.63%, 06/15/29 (Call 06/15/24)(a)	$115	$115,838
5.13%, 04/15/27 (Call 04/15/22)(a)	130	134,631
5.38%, 06/15/24 (Call 03/15/24)(a)	140	150,493
Ziggo Bond Co. BV
5.13%, 02/28/30 (Call 02/15/25)(a)	125	126,434
6.00%, 01/15/27 (Call 01/15/22)(a)	150	155,001
Ziggo BV
4.88%, 01/15/30 (Call 10/15/24)(a)	225	228,530
5.50%, 01/15/27 (Call 01/15/22)(a)	293	302,156

		11,659,215

Mining — 1.3%
Compass Minerals International Inc., 6.75%, 12/01/27 (Call 12/01/22)(a)	115	121,939
Constellium SE, 3.75%, 04/15/29 (Call 04/15/24)(a)(b)	125	120,915
FMG Resources August 2006 Pty Ltd.
4.38%, 04/01/31 (Call 01/01/31)(a)(b)	355	360,730
4.50%, 09/15/27 (Call 06/15/27)(a)	130	136,291
5.13%, 05/15/24 (Call 02/15/24)(a)(b)	145	154,592
Hecla Mining Co., 7.25%, 02/15/28 (Call 02/15/23)	100	107,633
Kaiser Aluminum Corp.
4.50%, 06/01/31 (Call 06/01/26)(a)(b)	130	127,898
4.63%, 03/01/28 (Call 03/01/23)(a)(b)	100	100,898
New Gold Inc., 7.50%, 07/15/27 (Call 07/15/23)(a)	95	102,569
Perenti Finance Pty Ltd., 6.50%, 10/07/25 (Call 10/07/22)(a)(b).	200	208,680
Taseko Mines Ltd., 7.00%, 02/15/26 (Call 02/15/23)(a)	110	113,851

		1,655,996

Office & Business Equipment — 0.6%
Pitney Bowes Inc., 6.88%, 03/15/27 (Call 03/15/24)(a)(b)	105	109,135
Xerox Corp., 4.38%, 03/15/23 (Call 02/15/23)	235	242,666
Xerox Holdings Corp.
5.00%, 08/15/25 (Call 07/15/25)(a)	160	166,097
5.50%, 08/15/28 (Call 07/15/28)(a)	190	192,295

		710,193

Packaging & Containers — 2.6%
Ball Corp.
2.88%, 08/15/30 (Call 05/15/30)	310	297,845
3.13%, 09/15/31 (Call 06/15/31)	190	184,874
4.00%, 11/15/23	220	231,370
4.88%, 03/15/26 (Call 12/15/25)	185	202,919
5.25%, 07/01/25	210	234,169
Berry Global Inc., 5.63%, 07/15/27 (Call 07/15/22)(a)	100	104,676
Cascades Inc./Cascades USA Inc., 5.38%, 01/15/28 (Call 01/15/23)(a)	125	130,753
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 01/15/22)(a)	140	141,187
7.88%, 07/15/26 (Call 07/15/22)(a)	80	83,647
Graphic Packaging International LLC, 3.50%, 03/15/28(a)	130	131,005
Greif Inc., 6.50%, 03/01/27 (Call 03/01/22)(a)	125	130,276
Intertape Polymer Group Inc., 4.38%, 06/15/29 (Call 06/15/24)(a)(b)	100	100,609
Owens-Brockway Glass Container Inc.
5.88%, 08/15/23(a)	160	168,557
6.63%, 05/13/27 (Call 05/15/23)(a)(b)	150	160,187
Sealed Air Corp.
4.00%, 12/01/27 (Call 09/01/27)(a)	95	99,819
5.13%, 12/01/24 (Call 09/01/24)(a)	95	102,381
5.25%, 04/01/23 (Call 01/01/23)(a)	85	88,806
5.50%, 09/15/25 (Call 06/15/25)(a)	105	115,991

Security	Par (000)	Value

Packaging & Containers (continued)
6.88%, 07/15/33(a)	$110	$141,051
TriMas Corp., 4.13%, 04/15/29 (Call 04/15/24)(a)(b)	115	117,341
Trivium Packaging Finance BV
5.50%, 08/15/26 (Call 08/15/22)(a)	200	208,078
8.50%, 08/15/27 (Call 08/15/22)(a)	50	52,765

		3,228,306

Pharmaceuticals — 2.7%
180 Medical Inc., 3.88%, 10/15/29 (Call 10/07/24)(a)	110	110,690
AdaptHealth LLC
4.63%, 08/01/29 (Call 02/01/24)(a)(b)	125	123,801
5.13%, 03/01/30 (Call 03/01/25)(a)	145	145,821
Elanco Animal Health Inc.
5.27%, 08/28/23 (Call 07/28/23)	160	170,416
5.90%, 08/28/28 (Call 05/28/28)	165	192,738
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 09/01/22)(a)	120	128,867
HLF Financing Sarl LLC/Herbalife International Inc., 4.88%, 06/01/29 (Call 06/01/24)(a)	135	136,075
Horizon Therapeutics USA Inc., 5.50%, 08/01/27 (Call 08/01/22)(a)	200	211,644
Jazz Securities DAC, 4.38%, 01/15/29 (Call 07/15/24)(a)	335	344,614
Option Care Health Inc., 4.38%, 10/31/29 (Call 10/31/24)(a)	100	100,981
Organon & Co./Organon Foreign Debt Co-Issuer BV
4.13%, 04/30/28 (Call 04/30/24)(a)	475	481,431
5.13%, 04/30/31 (Call 04/30/26)(a)(b)	450	464,130
Owens & Minor Inc., 4.50%, 03/31/29 (Call 03/31/24)(a)(b)	115	115,665
Perrigo Finance Unlimited Co.
3.15%, 06/15/30 (Call 03/15/30)	200	201,508
4.38%, 03/15/26 (Call 12/15/25)	200	213,746
Prestige Brands Inc.
3.75%, 04/01/31 (Call 04/01/26)(a)	140	135,341
5.13%, 01/15/28 (Call 01/15/23)(a)	75	78,466

		3,355,934

Real Estate — 1.5%
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28 (Call 05/18/23)(a)	175	187,665
Howard Hughes Corp. (The)
4.13%, 02/01/29 (Call 02/01/24)(a)	155	155,271
4.38%, 02/01/31 (Call 02/01/26)(a)	150	149,997
5.38%, 08/01/28 (Call 08/01/23)(a)	200	210,230
Kennedy-Wilson Inc.
4.75%, 03/01/29 (Call 03/01/24)	130	132,484
4.75%, 02/01/30 (Call 09/01/24)	160	161,400
5.00%, 03/01/31 (Call 03/01/26)	140	143,326
Newmark Group Inc., 6.13%, 11/15/23 (Call 10/15/23)	130	140,360
Realogy Group LLC/Realogy Co-Issuer Corp.
4.88%, 06/01/23 (Call 03/01/23)(a)	95	98,106
5.75%, 01/15/29 (Call 01/15/24)(a)	205	212,345
7.63%, 06/15/25 (Call 06/15/22)(a)	105	112,197
9.38%, 04/01/27 (Call 04/01/22)(a)	135	147,666

		1,851,047

Real Estate Investment Trusts — 6.4%
Apollo Commercial Real Estate Finance Inc., 4.63%, 06/15/29 (Call 06/15/24)(a)	130	125,064
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL
4.50%, 04/01/27 (Call 10/01/23)(a)	185	180,523
5.75%, 05/15/26 (Call 05/15/22)(a)(b)	225	232,684

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2021	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/26 (Call 03/15/26)(a)	$225	$224,352
6.00%, 04/15/25 (Call 04/15/22)(a)	105	109,371
Iron Mountain Inc.
4.50%, 02/15/31 (Call 02/15/26)(a)	240	242,021
4.88%, 09/15/27 (Call 09/15/22)(a)	215	221,706
4.88%, 09/15/29 (Call 09/15/24)(a)	230	237,783
5.00%, 07/15/28 (Call 07/15/23)(a)	120	123,960
5.25%, 03/15/28 (Call 12/27/22)(a)	180	187,684
5.25%, 07/15/30 (Call 07/15/25)(a)	285	297,908
5.63%, 07/15/32 (Call 07/15/26)(a)	140	149,645
iStar Inc.
4.25%, 08/01/25 (Call 05/01/25)	115	118,305
4.75%, 10/01/24 (Call 07/01/24)	170	179,770
5.50%, 02/15/26 (Call 08/15/22)	95	98,914
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
3.88%, 02/15/29 (Call 11/15/28)(a)	160	169,459
4.50%, 09/01/26 (Call 06/01/26)	110	119,354
4.63%, 06/15/25 (Call 03/15/25)(a)	160	172,218
5.63%, 05/01/24 (Call 02/01/24)	245	265,884
5.75%, 02/01/27 (Call 11/01/26)	145	165,545
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
4.88%, 05/15/29 (Call 05/15/24)(a)	195	197,960
5.88%, 10/01/28 (Call 10/01/23)(a)	180	188,986
7.50%, 06/01/25 (Call 06/01/22)(a)	100	106,226
RHP Hotel Properties LP/RHP Finance Corp.
4.50%, 02/15/29 (Call 02/15/24)(a)	155	154,075
4.75%, 10/15/27 (Call 10/15/22)	146	149,679
SBA Communications Corp.
3.13%, 02/01/29 (Call 02/01/24)(a)	340	326,471
3.88%, 02/15/27 (Call 02/15/23)	340	350,482
4.88%, 09/01/24 (Call 09/01/22)	110	111,374
Starwood Property Trust Inc.
3.63%, 07/15/26 (Call 01/15/26)(a)	110	110,036
4.75%, 03/15/25 (Call 09/15/24)	120	126,107
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC
6.00%, 01/15/30 (Call 01/15/25)(a)	160	157,957
7.13%, 12/15/24 (Call 12/15/21)(a)	105	107,662
7.88%, 02/15/25 (Call 02/15/22)(a)	475	500,066
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
4.75%, 04/15/28 (Call 04/15/24)(a)	130	130,590
6.50%, 02/15/29 (Call 02/15/24)(a)	260	263,039
VICI Properties LP/VICI Note Co. Inc.
3.50%, 02/15/25 (Call 02/15/22)(a)	150	152,835
3.75%, 02/15/27 (Call 02/15/23)(a)(b)	205	210,664
4.13%, 08/15/30 (Call 02/15/25)(a)(b)	210	220,439
4.25%, 12/01/26 (Call 12/01/22)(a)	290	300,539
4.63%, 12/01/29 (Call 12/01/24)(a)	205	218,921
XHR LP
4.88%, 06/01/29 (Call 06/01/24)(a)	125	128,211
6.38%, 08/15/25 (Call 08/15/22)(a)	130	137,142

		7,971,611

Retail — 4.8%
1011778 BC ULC/New Red Finance Inc.
3.50%, 02/15/29 (Call 02/15/24)(a)	180	174,424
3.88%, 01/15/28 (Call 09/15/22)(a)	345	344,155
4.00%, 10/15/30 (Call 10/15/25)(a)	665	645,116
4.38%, 01/15/28 (Call 11/15/22)(a)	170	170,976

Security	Par (000)	Value

Retail (continued)
5.75%, 04/15/25 (Call 04/15/22)(a)	$105	$109,492
Asbury Automotive Group Inc.
4.50%, 03/01/28 (Call 03/01/23)	90	91,865
4.75%, 03/01/30 (Call 03/01/25)	100	102,018
Bed Bath & Beyond Inc., 5.17%, 08/01/44 (Call 02/01/44)	165	140,360
Dave & Buster’s Inc., 7.63%, 11/01/25 (Call 11/01/22)(a)	117	125,596
Foot Locker Inc., 4.00%, 10/01/29 (Call 10/01/24)(a)	100	99,182
Foundation Building Materials Inc., 6.00%, 03/01/29 (Call 03/01/24)(a)(b)	95	91,987
Gap Inc. (The)
3.63%, 10/01/29 (Call 10/01/24)(a)	165	161,824
3.88%, 10/01/31 (Call 10/01/26)(a)	170	166,782
Group 1 Automotive Inc., 4.00%, 08/15/28 (Call 08/15/23)(a)	175	175,019
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 06/01/22)(a)	155	160,709
Lithia Motors Inc.
3.88%, 06/01/29 (Call 06/01/24)(a)	175	181,347
4.38%, 01/15/31 (Call 10/15/25)(a)	135	143,886
4.63%, 12/15/27 (Call 12/15/22)(a)(b)	90	95,233
Macy’s Retail Holdings LLC
2.88%, 02/15/23 (Call 11/15/22)	125	126,459
5.88%, 04/01/29 (Call 04/01/24)(a)(b)	120	127,925
Michaels Companies Inc (The)
5.25%, 05/01/28 (Call 11/01/23)(a)	190	192,056
7.88%, 05/01/29 (Call 04/01/24)(a)(b)	295	298,879
Nordstrom Inc.
4.25%, 08/01/31 (Call 05/01/31)(b)	100	100,130
4.38%, 04/01/30 (Call 01/01/30)(b)	100	101,783
5.00%, 01/15/44 (Call 07/15/43)	220	217,712
Party City Holdings Inc., 8.75%, 02/15/26 (Call 08/15/23)(a)	175	179,413
Rite Aid Corp.
7.50%, 07/01/25 (Call 07/01/22)(a)	135	135,674
8.00%, 11/15/26 (Call 01/15/23)(a)	195	196,852
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 12/01/21)(b)	80	81,734
Sonic Automotive Inc.
4.63%, 11/15/29 (Call 11/15/24)(a)	150	150,414
4.88%, 11/15/31 (Call 11/15/26)(a)	100	100,046
Yum! Brands Inc.
3.63%, 03/15/31 (Call 12/15/30)	230	227,383
4.63%, 01/31/32 (Call 10/01/26)	250	260,675
4.75%, 01/15/30 (Call 10/15/29)(a)	180	193,183
7.75%, 04/01/25 (Call 04/01/22)(a)	135	143,599

		6,013,888

Semiconductors — 0.9%
Amkor Technology Inc., 6.63%, 09/15/27 (Call 03/15/22)(a)	125	133,069
ams AG, 7.00%, 07/31/25 (Call 07/31/22)(a)(b)	200	212,146
Entegris Inc.
3.63%, 05/01/29 (Call 05/01/24)(a)	100	100,764
4.38%, 04/15/28 (Call 04/15/23)(a)(b)	130	134,911
Microchip Technology Inc., 4.25%, 09/01/25 (Call 09/01/22)	260	270,343
ON Semiconductor Corp., 3.88%, 09/01/28 (Call 09/01/23)(a) .	150	152,059
Synaptics Inc., 4.00%, 06/15/29 (Call 06/15/24)(a)	100	101,077

		1,104,369

Software — 2.9%
ACI Worldwide Inc., 5.75%, 08/15/26 (Call 08/15/22)(a)	75	78,424
Black Knight InfoServ LLC, 3.63%, 09/01/28 (Call 09/01/23)(a)	215	214,181
Camelot Finance SA, 4.50%, 11/01/26 (Call 11/01/22)(a)	150	155,518

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® ESG Advanced High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)	$120	$124,894
5.00%, 10/15/24 (Call 07/15/24)	70	77,622
5.25%, 05/15/29 (Call 05/15/24)(a)	120	128,645
Clarivate Science Holdings Corp.
3.88%, 07/01/28 (Call 06/30/24)(a)	215	212,558
4.88%, 07/01/29 (Call 06/30/24)(a)	210	209,055
Elastic NV, 4.13%, 07/15/29 (Call 07/15/24)(a)(b)	125	124,478
Fair Isaac Corp., 5.25%, 05/15/26 (Call 02/15/26)(a)	100	111,728
MicroStrategy Inc., 6.13%, 06/15/28 (Call 06/15/24)(a)(b)	125	128,390
Nuance Communications Inc., 5.63%, 12/15/26 (Call 12/15/21)	130	134,232
Open Text Corp.
3.88%, 02/15/28 (Call 02/15/23)(a)	200	201,576
5.88%, 06/01/26 (Call 06/01/22)(a)	170	175,778
Open Text Holdings Inc., 4.13%, 02/15/30 (Call 02/15/25)(a)	195	198,309
PTC Inc.
3.63%, 02/15/25 (Call 02/15/22)(a)	105	106,770
4.00%, 02/15/28 (Call 02/15/23)(a)(b)	105	106,655
Rackspace Technology Global Inc.
3.50%, 02/15/28 (Call 02/15/24)(a)	125	119,111
5.38%, 12/01/28 (Call 12/01/23)(a)(b)	135	130,483
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 03/30/22)(a)	425	447,682
Twilio Inc.
3.63%, 03/15/29 (Call 03/15/24)	115	116,150
3.88%, 03/15/31 (Call 03/15/26)	115	116,088
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (Call 02/01/24)(a)	160	158,958

		3,577,285

Telecommunications — 5.9%
Avaya Inc., 6.13%, 09/15/28 (Call 09/15/23)(a)(b)	225	234,270
Cincinnati Bell Inc., 7.00%, 07/15/24 (Call 09/15/22)(a)	122	124,073
CommScope Inc.
4.75%, 09/01/29 (Call 09/01/24)(a)	295	289,354
6.00%, 03/01/26 (Call 03/01/22)(a)	335	346,986
7.13%, 07/01/28 (Call 07/01/23)(a)(b)	165	162,640
8.25%, 03/01/27 (Call 03/01/22)(a)	210	214,013
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)(a)(b)	185	171,824
6.00%, 06/15/25 (Call 06/15/22)(a)	296	292,853
Consolidated Communications Inc.
5.00%, 10/01/28 (Call 10/01/23)(a)(b)	95	96,199
6.50%, 10/01/28 (Call 10/01/23)(a)(b)	165	175,765
DKT Finance ApS, 9.38%, 06/17/23 (Call 06/17/22)(a)	100	101,728
Hughes Satellite Systems Corp.
5.25%, 08/01/26	170	189,739
6.63%, 08/01/26(b)	180	204,015
Nokia OYJ
4.38%, 06/12/27	110	118,589
6.63%, 05/15/39	110	147,574
Plantronics Inc., 4.75%, 03/01/29 (Call 03/01/24)(a)(b)	120	110,438
Switch Ltd.
3.75%, 09/15/28 (Call 09/15/23)(a)	125	124,439
4.13%, 06/15/29 (Call 06/15/24)(a)	140	141,000
Telecom Italia Capital SA
6.00%, 09/30/34	260	289,268

Security	Par/ Shares (000)	Value

Telecommunications (continued)
6.38%, 11/15/33	$185	$213,222
7.20%, 07/18/36	210	255,419
7.72%, 06/04/38	255	326,673
Telecom Italia SpA/Milano, 5.30%, 05/30/24(a)	275	292,933
United States Cellular Corp., 6.70%, 12/15/33	125	155,531
VEON Holdings BV
3.38%, 11/25/27 (Call 08/25/27)(a)	325	324,785
4.00%, 04/09/25 (Call 01/09/25)(a)	175	181,645
Viavi Solutions Inc., 3.75%, 10/01/29 (Call 10/01/24)(a)	100	99,283
Vodafone Group PLC
3.25%, 06/04/81 (Call 06/04/26)(c)	115	115,471
4.13%, 06/04/81 (Call 04/04/31)(c)	225	224,955
5.13%, 06/04/81 (Call 12/04/50)(c)	220	225,124
7.00%, 04/04/79 (Call 01/04/29)(c)	440	531,617
Windstream Escrow LLC/Windstream Escrow Finance Corp.,
7.75%, 08/15/28 (Call 08/15/23)(a)	310	328,033
Zayo Group Holdings Inc.
4.00%, 03/01/27 (Call 03/01/22)(a)	310	301,019
6.13%, 03/01/28 (Call 03/01/23)(a)	250	244,270

		7,354,747

Total Corporate Bonds & Notes — 97.9% (Cost: $121,537,561)		121,887,133

Short-Term Investments

Money Market Funds — 13.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(f)(g)(h)	14,917	14,924,087
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(f)(g)	2,065	2,065,000

		16,989,087

Total Short-Term Investments — 13.6% (Cost: $16,988,067)		16,989,087

Total Investments in Securities — 111.5% (Cost: $138,525,628)		138,876,220

Other Assets, Less Liabilities — (11.5)%		(14,310,292)

Net Assets — 100.0%		$124,565,928

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(e)	Perpetual security with no stated maturity date.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) October 31, 2021	iShares® ESG Advanced High Yield Corporate Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$5,685,245	$9,240,468	(a)	$—	$(1,796)	$170	$14,924,087	14,917	$25,545	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,535,000	530,000	(a)	—	—	—	2,065,000	2,065	358		—

					$(1,796)	$170	$16,989,087		$25,903		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$121,887,133	$—	$121,887,133
Money Market Funds	16,989,087	—	—	16,989,087

	$16,989,087	$121,887,133	$—	$138,876,220

See notes to financial statements.

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® Fallen Angels USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Aerospace & Defense — 4.5%
Bombardier Inc.
6.00%, 02/15/28 (Call 02/15/24)(a)	$8,013	$8,082,473
7.45%, 05/01/34(a)	7,060	8,595,409
7.88%, 04/15/27 (Call 04/15/22)(a)	1,500	1,559,955
Hexcel Corp.
4.20%, 02/15/27 (Call 11/15/26)(b)	10,491	11,327,342
4.95%, 08/15/25 (Call 05/15/25)	7,892	8,661,944
Howmet Aerospace Inc.
5.13%, 10/01/24 (Call 07/01/24)(b)	32,313	35,581,783
5.90%, 02/01/27(b)	13,572	15,542,383
5.95%, 02/01/37(b)	16,515	19,881,748
6.75%, 01/15/28	7,852	9,590,119
6.88%, 05/01/25 (Call 04/01/25)	22,367	25,936,326
Leonardo U.S. Holdings Inc., 6.25%, 01/15/40(a)	3,261	3,870,318
Rolls-Royce PLC, 3.63%, 10/14/25 (Call 07/14/25)(a)(b)	25,846	26,399,621
Spirit AeroSystems Inc.
3.85%, 06/15/26 (Call 03/15/26)(b)	7,875	8,290,879
3.95%, 06/15/23 (Call 05/15/23)(b)	7,754	7,891,633
4.60%, 06/15/28 (Call 03/15/28)(b)	18,284	18,053,073

		209,265,006

Airlines — 3.0%
American Airlines Inc., 11.75%, 07/15/25(a)(b)	2,575	3,189,884
American Airlines Inc./AAdvantage Loyalty IP Ltd.
5.50%, 04/20/26(a)(b)	2,425	2,543,000
5.75%, 04/20/29(a)(b)	1,450	1,560,693
American Airlines Pass Through Trust
Series 2013-1, Class A, 4.00%, 07/15/25	5,921	5,746,792
Series 2013-2, Class A, 4.95%, 07/15/24	4,700	4,801,695
Series 2014-1, Class A, 3.70%, 10/01/26(b)	12,577	12,854,183
Series 2015-1, Class A, 3.38%, 05/01/27	16,813	16,917,158
Series 2016-1, Class A, 4.10%, 07/15/29(b)	5,612	5,584,279
Series 2016-2, Class A, 3.65%, 12/15/29(b)	5,345	5,219,208
Delta Air Lines Inc.
2.90%, 10/28/24 (Call 09/28/24)(b)	23,922	24,410,966
3.63%, 03/15/22 (Call 02/15/22)	400	402,564
3.75%, 10/28/29 (Call 07/28/29)(b)	15,676	15,912,551
3.80%, 04/19/23 (Call 03/19/23)(b)	12,956	13,414,513
4.38%, 04/19/28 (Call 01/19/28)(b)	13,058	13,932,625
Hawaiian Airlines Pass Through Certificates, Series 2013-1, Class A, 3.90%, 07/15/27	5,072	5,063,255
U.S. Airways Pass Through Trust
Series 2012-2, Class A, 4.63%, 12/03/26(b)	2,633	2,630,394
Series 2013-1, Class A, 3.95%, 11/15/25	7,545	7,679,406
UAL Pass Through Trust, Series 2007-1A, 6.64%, 01/02/24	529	541,903

		142,405,069

Apparel — 0.4%
Michael Kors USA Inc., 4.50%, 11/01/24 (Call 09/01/24)(a)	3,000	3,176,070
Under Armour Inc., 3.25%, 06/15/26 (Call 03/15/26)(b)	15,730	16,204,102

		19,380,172

Auto Manufacturers — 3.1%
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)(b)	7,275	7,783,013
4.75%, 01/15/43	10,800	11,800,728
5.29%, 12/08/46 (Call 06/08/46)(b)	7,571	8,694,688
6.38%, 02/01/29	1,247	1,461,733
6.63%, 10/01/28(b)	3,212	3,868,372
7.40%, 11/01/46(b)	1,945	2,667,470

Security	Par (000)	Value

Auto Manufacturers (continued)
7.45%, 07/16/31	$9,731	$12,875,573
Ford Motor Credit Co. LLC
2.98%, 08/03/22 (Call 07/03/22)	1,950	1,967,258
3.09%, 01/09/23	7,500	7,621,500
3.10%, 05/04/23(b)	4,850	4,942,684
3.35%, 11/01/22	4,450	4,515,816
3.55%, 10/07/22(b)	1,875	1,903,781
3.66%, 09/08/24	3,600	3,734,820
3.81%, 01/09/24 (Call 11/09/23)(b)	3,675	3,795,981
3.82%, 11/02/27 (Call 08/02/27)(b)	3,561	3,704,259
4.06%, 11/01/24 (Call 10/01/24)(b)	7,215	7,575,534
4.13%, 08/04/25	6,810	7,193,743
4.14%, 02/15/23 (Call 01/15/23)(b)	4,375	4,501,000
4.25%, 09/20/22(b)	3,150	3,221,190
4.27%, 01/09/27 (Call 11/09/26)(b)	4,375	4,642,531
4.38%, 08/06/23	4,827	5,028,720
4.39%, 01/08/26(b)	6,525	6,971,375
4.54%, 08/01/26 (Call 06/01/26)(b)	3,625	3,901,515
4.69%, 06/09/25 (Call 04/09/25)(b)	2,925	3,127,878
5.11%, 05/03/29 (Call 02/03/29)	8,635	9,615,245
5.58%, 03/18/24 (Call 02/18/24)	7,244	7,805,048

		144,921,455

Auto Parts & Equipment — 0.8%
Goodyear Tire & Rubber Co. (The), 7.00%, 03/15/28	3,675	4,210,558
ZF North America Capital Inc.
4.50%, 04/29/22(a)	2,400	2,442,048
4.75%, 04/29/25(a)	27,877	30,125,280

		36,777,886

Banks — 5.8%
Barclays Bank PLC, 6.86%, (Call 06/15/32)(a)(b)(c)(d)	1,000	1,351,760
Commerzbank AG, 8.13%, 09/19/23(a)(b)	26,520	29,678,002
Deutsche Bank AG
4.30%, 05/24/28 (Call 05/24/23), (5 year USD Swap + 2.248%)(d)	39,031	40,454,460
4.50%, 04/01/25(b)	38,995	41,805,370
Dresdner Funding Trust I, 8.15%, 06/30/31 (Call 06/30/29)(a)(b)	25,789	36,524,187
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)	50,820	54,772,779
UniCredit SpA
5.86%, 06/19/32 (Call 06/19/27)(a)(b)(d)	26,240	28,948,493
7.30%, 04/02/34 (Call 04/02/29)(a)(b)(d)	32,940	39,596,515

		273,131,566

Chemicals — 1.0%
CF Industries Inc., 3.45%, 06/01/23(b)	3,000	3,111,150
HB Fuller Co., 4.00%, 02/15/27 (Call 11/15/26)(b)	7,851	8,237,348
Methanex Corp.
4.25%, 12/01/24 (Call 09/01/24)(b)	7,854	8,324,612
5.25%, 12/15/29 (Call 09/15/29)(b)	18,681	19,793,453
5.65%, 12/01/44 (Call 06/01/44)(b)	7,856	8,183,438

		47,650,001

Commercial Services — 2.8%
ADT Security Corp. (The), 4.13%, 06/15/23(b)	18,252	18,979,160
IHS Markit Ltd.
3.63%, 05/01/24 (Call 04/01/24)	8,053	8,501,230
4.00%, 03/01/26 (Call 12/01/25)(a)	12,952	14,114,830
4.13%, 08/01/23 (Call 07/01/23)	4,030	4,245,363
4.25%, 05/01/29 (Call 02/01/29)(b)	24,739	28,213,840
4.75%, 02/15/25 (Call 11/15/24)(a)	16,601	18,201,336
4.75%, 08/01/28 (Call 05/01/28)	17,665	20,638,726

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) October 31, 2021	iShares® Fallen Angels USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
5.00%, 11/01/22 (Call 08/01/22)(a)	$6,497	$6,701,461
North Queensland Export Terminal Pty Ltd., 4.45%, 12/15/22(a)(b)	9,236	8,903,504

		128,499,450

Computers — 2.8%
Dell Inc.
5.40%, 09/10/40(b)	6,895	8,295,581
6.50%, 04/15/38(b)	10,099	13,412,078
7.10%, 04/15/28(b)	7,919	10,191,199
Seagate HDD Cayman
4.09%, 06/01/29 (Call 03/01/29)	13,482	13,939,444
4.13%, 01/15/31 (Call 10/15/30)	13,054	13,259,601
4.75%, 06/01/23	14,566	15,244,776
4.75%, 01/01/25(b)	12,552	13,561,432
4.88%, 03/01/24 (Call 01/01/24)(b)	12,997	13,866,369
4.88%, 06/01/27 (Call 03/01/27)(b)	13,135	14,490,269
5.75%, 12/01/34 (Call 06/01/34)(b)	13,044	14,976,338

		131,237,087

Cosmetics & Personal Care — 0.4%
Avon Products Inc.
6.50%, 03/15/23	12,001	12,644,374
8.45%, 03/15/43	5,709	7,219,944

		19,864,318

Diversified Financial Services — 1.0%
Brightsphere Investment Group Inc., 4.80%, 07/27/26(b)	7,242	7,656,315
Navient Corp.
5.50%, 01/25/23(b)	24,300	25,383,537
5.63%, 08/01/33	15,645	14,864,784

		47,904,636

Electric — 3.4%
FirstEnergy Corp.
2.05%, 03/01/25 (Call 02/01/25)	4,198	4,225,245
2.65%, 03/01/30 (Call 12/01/29)	8,295	8,203,921
Series A, 1.60%, 01/15/26 (Call 12/15/25)	4,154	4,107,351
Series A, 3.35%, 07/15/22 (Call 05/15/22)	1,900	1,921,470
Series B, 2.25%, 09/01/30 (Call 06/01/30)(b)	6,215	5,981,627
Series B, 4.40%, 07/15/27 (Call 04/15/27)(b)	21,519	23,343,166
Series B, 4.75%, 03/15/23 (Call 12/15/22)(b)	10,798	11,194,395
Series C, 3.40%, 03/01/50 (Call 09/01/49)(b)	11,827	11,721,621
Series C, 5.35%, 07/15/47 (Call 01/15/47)	13,925	16,840,616
Series C, 7.38%, 11/15/31(b)	21,288	28,897,608
FirstEnergy Transmission LLC
4.35%, 01/15/25 (Call 10/15/24)(a)	7,983	8,646,627
4.55%, 04/01/49 (Call 10/01/48)(a)	7,071	8,243,796
5.45%, 07/15/44 (Call 01/15/44)(a)(b)	5,560	7,022,892
Midland Cogeneration Venture LP, 6.00%, 03/15/25(a)(b)	884	906,674
Panoche Energy Center LLC, 6.89%, 07/31/29(a)(b)	228	223,055
TransAlta Corp.
4.50%, 11/15/22 (Call 08/15/22)(b)	8,188	8,347,011
6.50%, 03/15/40	8,288	9,760,363

		159,587,438

Energy - Alternate Sources — 0.5%
Topaz Solar Farms LLC, 5.75%, 09/30/39(a)(b)	20,000	24,107,410

Engineering & Construction — 0.6%
Fluor Corp.
3.50%, 12/15/24 (Call 09/15/24)(b)	10,051	10,502,893
4.25%, 09/15/28 (Call 06/15/28)(b)	15,320	15,949,958

		26,452,851

Security	Par (000)	Value

Entertainment — 0.8%
Resorts World Las Vegas LLC/RWLV Capital Inc.
4.63%, 04/16/29	$25,900	$26,212,354
4.63%, 04/16/29 (Call 01/16/29)(a)	2,500	2,530,150
4.63%, 04/06/31 (Call 01/06/31)(a)(b)	8,175	8,134,615

		36,877,119

Food — 3.2%
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)	16,227	16,926,871
3.75%, 04/01/30 (Call 01/01/30)	725	785,857
4.38%, 06/01/46 (Call 12/01/45)(b)	25,379	29,621,354
4.63%, 01/30/29 (Call 10/30/28)(b)	6,435	7,327,921
5.00%, 07/15/35 (Call 01/15/35)(b)	6,859	8,434,924
5.00%, 06/04/42	14,129	17,556,978
5.20%, 07/15/45 (Call 01/15/45)(b)	17,268	21,922,071
6.38%, 07/15/28(b)	1,323	1,642,822
6.50%, 02/09/40	6,713	9,569,784
6.75%, 03/15/32(b)	3,180	4,319,998
6.88%, 01/26/39(b)	7,213	10,583,779
7.13%, 08/01/39(a)	7,439	11,303,932
Safeway Inc., 7.25%, 02/01/31	6,884	8,288,267

		148,284,558

Forest Products & Paper — 0.2%
Domtar Corp.
6.25%, 09/01/42(b)	6,609	6,877,326
6.75%, 02/15/44 (Call 08/15/43)(b)	4,333	4,593,283

		11,470,609

Health Care - Services — 1.0%
HCA Inc.
3.50%, 09/01/30 (Call 03/01/30)	2,680	2,821,933
5.38%, 09/01/26 (Call 03/01/26)	1,193	1,358,314
5.63%, 09/01/28 (Call 03/01/28)	1,080	1,270,123
7.05%, 12/01/27	2,655	3,335,875
7.50%, 11/15/95(b)	4,817	7,207,099
7.69%, 06/15/25(b)	7,590	9,129,707
8.36%, 04/15/24	1,221	1,414,468
Magellan Health Inc., 4.90%, 09/22/24 (Call 07/22/24)	8,651	9,474,402
Tenet Healthcare Corp.
6.13%, 10/01/28 (Call 10/01/23)(a)(b)	1,990	2,089,898
6.88%, 11/15/31	8,927	10,290,510

		48,392,329

Housewares — 2.7%
Newell Brands Inc.
4.00%, 12/01/24 (Call 09/01/24)(b)	5,266	5,563,160
4.35%, 04/01/23 (Call 02/01/23)	27,232	28,377,923
4.70%, 04/01/26 (Call 01/01/26)(b)	51,418	56,323,791
5.88%, 04/01/36 (Call 10/01/35)	10,999	13,377,534
6.00%, 04/01/46 (Call 10/01/45)(b)	17,309	21,727,468

		125,369,876

Insurance — 0.6%
Genworth Holdings Inc., 6.50%, 06/15/34(b)	7,886	8,200,809
Liberty Mutual Group Inc., 7.80%, 03/07/87(a)(b)	7,837	11,024,700
MBIA Inc., 5.70%, 12/01/34(b)	1,235	1,223,057
Provident Financing Trust I, 7.41%, 03/15/38(b)	5,288	6,510,004

		26,958,570

Internet — 0.0%
NortonLifeLock Inc., 3.95%, 06/15/22 (Call 03/15/22)	1,900	1,917,195

Iron & Steel — 0.7%
Allegheny Ludlum LLC, 6.95%, 12/15/25(b)	1,582	1,727,797

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Fallen Angels USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iron & Steel (continued)
ArcelorMittal SA, 4.55%, 03/11/26	$5,000	$5,491,650
Carpenter Technology Corp., 4.45%, 03/01/23 (Call 12/01/22)(b)	7,793	8,072,223
Cleveland-Cliffs Inc., 6.25%, 10/01/40(b)	6,825	7,462,865
United States Steel Corp., 6.65%, 06/01/37(b)	9,093	9,643,945

		32,398,480

Leisure Time — 2.5%
Carnival Corp., 6.65%, 01/15/28(b)	5,931	6,270,253
Carnival PLC, 7.88%, 06/01/27(b)	3,969	4,716,005
Royal Caribbean Cruises Ltd.
3.70%, 03/15/28 (Call 12/15/27)(b)	12,952	12,284,713
5.25%, 11/15/22(b)	12,515	12,857,035
7.50%, 10/15/27(b)	7,880	9,212,272
10.88%, 06/01/23 (Call 03/01/23)(a)	25,878	28,970,421
11.50%, 06/01/25 (Call 06/01/22)(a)	35,560	40,482,571

		114,793,270

Lodging — 1.2%
Genting New York LLC/GENNY Capital Inc., 3.30%, 02/15/26 (Call 01/15/26)(a)	13,608	13,454,774
Travel + Leisure Co.
3.90%, 03/01/23 (Call 12/01/22)	10,351	10,691,134
4.25%, 03/01/22 (Call 12/01/21)	400	400,760
5.65%, 04/01/24 (Call 02/01/24)(b)	7,790	8,443,503
6.00%, 04/01/27 (Call 01/01/27)(b)	10,461	11,416,403
6.60%, 10/01/25 (Call 07/01/25)	9,624	10,744,619

		55,151,193

Manufacturing — 0.5%
Hillenbrand Inc., 5.00%, 09/15/26 (Call 07/15/26)(b)	9,773	11,023,065
Trinity Industries Inc., 4.55%, 10/01/24 (Call 07/01/24)(b)	10,485	11,116,092

		22,139,157

Media — 0.8%
Belo Corp.
7.25%, 09/15/27	6,316	7,362,372
7.75%, 06/01/27	5,135	6,085,899
Liberty Interactive LLC
8.25%, 02/01/30(b)	13,151	14,351,818
8.50%, 07/15/29(b)	7,532	8,408,273

		36,208,362

Mining — 2.8%
Freeport-McMoRan Inc.
3.55%, 03/01/22 (Call 12/01/21)	400	400,828
3.88%, 03/15/23 (Call 12/15/22)	25,949	26,728,248
4.55%, 11/14/24 (Call 08/14/24)	19,143	20,689,946
5.40%, 11/14/34 (Call 05/14/34)(b)	19,335	23,614,029
5.45%, 03/15/43 (Call 09/15/42)	48,957	61,567,834

		133,000,885

Office & Business Equipment — 1.3%
Pitney Bowes Inc., 4.63%, 03/15/24 (Call 12/15/23)	6,919	7,291,934
Xerox Corp.
3.80%, 05/15/24(b)	7,938	8,262,029
4.38%, 03/15/23 (Call 02/15/23)(b)	26,526	27,391,278
4.80%, 03/01/35(b)	6,550	6,487,579
6.75%, 12/15/39	9,363	10,201,831

		59,634,651

Oil & Gas — 14.8%
Apache Corp.
4.25%, 01/15/30 (Call 10/15/29)(b)	14,751	15,705,537
4.25%, 01/15/44 (Call 07/15/43)	6,169	6,341,917

Security	Par (000)	Value

Oil & Gas (continued)
4.38%, 10/15/28 (Call 07/15/28)(b)	$17,900	$19,230,686
4.75%, 04/15/43 (Call 10/15/42)(b)	10,910	12,017,911
5.10%, 09/01/40 (Call 03/01/40)	33,893	37,972,023
5.25%, 02/01/42 (Call 08/01/41)	10,723	12,069,809
5.35%, 07/01/49 (Call 01/01/49)	10,769	12,371,320
6.00%, 01/15/37	10,658	13,003,399
7.38%, 08/15/47	2,833	3,578,986
7.75%, 12/15/29(b)	5,975	7,621,770
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)	26,245	27,569,060
4.38%, 01/15/28 (Call 10/15/27)	26,021	28,396,717
4.50%, 04/15/23 (Call 01/15/23)(b)	17,207	17,900,442
4.90%, 06/01/44 (Call 12/01/43)(b)	18,686	21,238,881
EQT Corp.
3.00%, 10/01/22 (Call 09/01/22)(b)	6,349	6,418,331
3.90%, 10/01/27 (Call 07/01/27)(b)	32,462	34,606,764
6.63%, 02/01/25 (Call 01/01/25)	26,031	29,291,122
7.50%, 02/01/30 (Call 11/01/29)(b)	19,531	25,010,422
Global Marine Inc., 7.00%, 06/01/28	6,525	4,806,968
Murphy Oil Corp.
6.38%, 12/01/42 (Call 06/01/42)(b)	9,083	9,228,328
7.05%, 05/01/29	6,584	7,454,471
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)(b)	2,978	3,014,749
2.90%, 08/15/24 (Call 07/15/24)	10,196	10,384,422
3.00%, 02/15/27 (Call 11/15/26)	4,943	4,943,049
3.20%, 08/15/26 (Call 06/15/26)(b)	5,904	6,001,357
3.40%, 04/15/26 (Call 01/15/26)(b)	6,137	6,255,015
3.50%, 06/15/25 (Call 03/15/25)	3,510	3,625,514
3.50%, 08/15/29 (Call 05/15/29)(b)	9,956	10,103,647
4.10%, 02/15/47 (Call 08/15/46)	5,010	4,883,848
4.20%, 03/15/48 (Call 09/15/47)	6,613	6,444,104
4.30%, 08/15/39 (Call 02/15/39)	5,042	5,058,790
4.40%, 04/15/46 (Call 10/15/45)	7,955	8,051,256
4.40%, 08/15/49 (Call 02/15/49)	4,975	4,972,911
4.50%, 07/15/44 (Call 01/15/44)	4,399	4,441,362
4.63%, 06/15/45 (Call 12/15/44)	5,246	5,406,737
5.55%, 03/15/26 (Call 12/15/25)	7,168	7,913,257
6.20%, 03/15/40	4,962	6,003,722
6.45%, 09/15/36(b)	11,608	14,793,003
6.60%, 03/15/46 (Call 09/15/45)	7,411	9,497,197
6.95%, 07/01/24(b)	3,868	4,354,362
7.50%, 05/01/31	5,803	7,562,121
7.88%, 09/15/31	3,236	4,320,934
7.95%, 06/15/39(b)	2,191	2,961,290
Ovintiv Exploration Inc.
5.38%, 01/01/26 (Call 10/01/25)	16,592	18,456,111
5.63%, 07/01/24	22,790	25,078,572
Ovintiv Inc.
5.15%, 11/15/41 (Call 05/15/41)	3,712	4,301,020
6.50%, 08/15/34	17,310	23,258,755
6.50%, 02/01/38(b)	12,680	17,162,380
6.63%, 08/15/37	10,704	14,531,750
7.20%, 11/01/31	8,548	11,444,319
7.38%, 11/01/31(b)	11,657	15,794,536
8.13%, 09/15/30	6,958	9,549,020
Patterson-UTI Energy Inc.
3.95%, 02/01/28 (Call 11/01/27)	13,287	13,355,960
5.15%, 11/15/29 (Call 08/15/29)(b)	9,200	9,488,420

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) October 31, 2021	iShares® Fallen Angels USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Southwestern Energy Co., 6.45%, 01/23/25 (Call 10/23/24)	$17,706	$19,294,936
Transocean Inc.
6.80%, 03/15/38(b)	15,805	9,464,666
7.50%, 04/15/31(b)	10,389	6,742,149
9.35%, 12/15/41(b)	4,638	3,135,427

		693,885,532

Oil & Gas Services — 0.3%
Oceaneering International Inc., 4.65%, 11/15/24 (Call 08/15/24)	12,670	13,168,945

Packaging & Containers — 0.9%
Crown Cork & Seal Co. Inc., 7.38%, 12/15/26(b)	8,992	11,053,416
Pactiv LLC
7.95%, 12/15/25	7,291	8,126,111
8.38%, 04/15/27(b)	5,268	5,899,949
Sealed Air Corp., 6.88%, 07/15/33(a)	11,792	15,120,646

		40,200,122

Pharmaceuticals — 1.6%
Owens & Minor Inc., 4.38%, 12/15/24 (Call 09/15/24)(b)	6,386	6,755,622
Perrigo Co. PLC, 4.00%, 11/15/23 (Call 08/15/23)(b)	3,450	3,580,789
Perrigo Finance Unlimited Co.
3.15%, 06/15/30 (Call 03/15/30)	19,900	20,050,046
3.90%, 12/15/24 (Call 09/15/24)(b)	18,244	19,325,504
4.38%, 03/15/26 (Call 12/15/25)(b)	18,059	19,300,195
4.90%, 12/15/44 (Call 06/15/44)(b)	7,943	7,863,729

		76,875,885

Pipelines — 10.9%
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)(b)	15,647	16,043,808
4.13%, 12/01/27 (Call 09/01/27)(b)	13,273	13,391,926
4.15%, 07/01/23 (Call 04/01/23)	12,678	13,119,068
4.35%, 10/15/24 (Call 07/15/24)(b)	7,847	8,219,262
5.60%, 10/15/44 (Call 04/15/44)	7,827	7,589,216
5.85%, 11/15/43 (Call 05/15/43)	12,220	12,046,354
6.75%, 08/15/33(b)	352	405,279
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)(b)	12,859	13,280,647
5.13%, 05/15/29 (Call 02/15/29)	95	107,799
5.60%, 04/01/44 (Call 10/01/43)	10,248	12,301,289
5.63%, 07/15/27 (Call 04/15/27)	2,000	2,283,020
6.45%, 11/03/36(a)(b)	7,825	10,109,352
6.75%, 09/15/37(a)(b)	11,208	14,977,811
8.13%, 08/16/30(b)	7,794	10,621,819
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	18,721	19,434,270
4.40%, 04/01/24 (Call 01/01/24)	13,786	14,406,783
4.85%, 07/15/26 (Call 04/15/26)(b)	12,497	12,972,261
5.05%, 04/01/45 (Call 10/01/44)	11,694	11,127,192
5.45%, 06/01/47 (Call 12/01/46)	12,955	12,966,012
5.60%, 04/01/44 (Call 10/01/43)	9,571	9,400,158
EQM Midstream Partners LP
4.00%, 08/01/24 (Call 05/01/24)(b)	13,485	14,000,127
4.13%, 12/01/26 (Call 09/01/26)	12,679	13,072,683
4.75%, 07/15/23 (Call 06/15/23)(b)	14,966	15,756,205
5.50%, 07/15/28 (Call 04/15/28)	22,123	24,381,094
6.50%, 07/15/48 (Call 01/15/48)	14,372	17,106,273
Rockies Express Pipeline LLC
3.60%, 05/15/25 (Call 04/15/25)(a)(b)	9,964	10,376,908

Security	Par (000)	Value

Pipelines (continued)
4.80%, 05/15/30 (Call 02/15/30)(a)(b)	$9,106	$9,695,704
4.95%, 07/15/29 (Call 04/15/29)(a)	14,778	15,811,721
6.88%, 04/15/40(a)	13,005	14,745,719
7.50%, 07/15/38(a)	6,509	7,435,881
Southeast Supply Header LLC, 4.25%, 06/15/24 (Call 03/15/24)(a)(b)	10,373	10,791,758
Western Midstream Operating LP
3.95%, 06/01/25 (Call 03/01/25)	7,938	8,363,953
4.35%, 02/01/25 (Call 01/01/25)	14,380	15,094,111
4.50%, 03/01/28 (Call 12/01/27)	7,952	8,610,187
4.65%, 07/01/26 (Call 04/01/26)(b)	9,455	10,242,318
4.75%, 08/15/28 (Call 05/15/28)(b)	8,028	8,831,282
5.30%, 02/01/30 (Call 11/01/29)(b)	24,090	26,403,122
5.30%, 03/01/48 (Call 09/01/47)	13,693	16,017,250
5.45%, 04/01/44 (Call 10/01/43)(b)	12,027	14,124,388
5.50%, 08/15/48 (Call 02/15/48)	7,009	8,286,811
6.50%, 02/01/50 (Call 08/01/49)	19,889	23,807,531

		507,758,352

Real Estate Investment Trusts — 3.1%
Diversified Healthcare Trust
4.75%, 05/01/24 (Call 11/01/23)(b)	6,530	6,750,061
4.75%, 02/15/28 (Call 08/15/27)(b)	12,926	12,887,610
EPR Properties, 5.25%, 07/15/23 (Call 11/12/21)(b)	3,000	3,188,730
Service Properties Trust
3.95%, 01/15/28 (Call 07/15/27)(b)	10,411	9,725,019
4.35%, 10/01/24 (Call 09/01/24)(b)	21,099	21,262,095
4.38%, 02/15/30 (Call 08/15/29)	10,427	9,812,328
4.50%, 06/15/23 (Call 12/15/22)(b)	12,738	13,022,949
4.50%, 03/15/25 (Call 09/15/24)	9,162	9,164,749
4.65%, 03/15/24 (Call 09/15/23)	9,144	9,230,777
4.75%, 10/01/26 (Call 08/01/26)	11,735	11,621,523
4.95%, 02/15/27 (Call 08/15/26)(b)	10,836	10,674,652
4.95%, 10/01/29 (Call 07/01/29)(b)	11,060	10,672,900
5.00%, 08/15/22 (Call 02/15/22)(b)	5,171	5,195,510
5.25%, 02/15/26 (Call 08/15/25)(b)	9,144	9,239,280

		142,448,183

Retail — 6.8%
Bath & Body Works Inc.
6.95%, 03/01/33	9,122	10,307,951
7.60%, 07/15/37(b)	6,484	7,734,958
Bed Bath & Beyond Inc.
3.75%, 08/01/24 (Call 05/01/24)(b)	7,781	7,932,574
4.92%, 08/01/34 (Call 02/01/34)(b)	5,945	5,358,585
5.17%, 08/01/44 (Call 02/01/44)(b)	17,618	14,987,104
Brinker International Inc.
3.88%, 05/15/23(b)	7,897	8,121,038
5.00%, 10/01/24 (Call 07/01/24)(a)(b)	9,206	9,751,548
Macy’s Retail Holdings LLC
2.88%, 02/15/23 (Call 11/15/22)	12,772	12,921,049
3.63%, 06/01/24 (Call 03/01/24)(b)	9,181	9,484,432
4.30%, 02/15/43 (Call 08/15/42)	6,539	5,612,751
4.38%, 09/01/23 (Call 06/01/23)(b)	4,241	4,404,066
4.50%, 12/15/34 (Call 06/15/34)(b)	9,557	9,351,525
5.13%, 01/15/42 (Call 07/15/41)(b)	6,538	6,153,173
6.38%, 03/15/37(b)	5,040	5,322,794
Marks & Spencer PLC, 7.13%, 12/01/37(a)(b)	7,809	9,381,264
Nordstrom Inc.
4.00%, 03/15/27 (Call 12/15/26)	9,206	9,510,442
4.25%, 08/01/31 (Call 05/01/31)(b)	11,764	11,779,293

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® Fallen Angels USD Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
4.38%, 04/01/30 (Call 01/01/30)(b)	$12,965	$13,196,166
5.00%, 01/15/44 (Call 07/15/43)(b)	24,748	24,490,621
6.95%, 03/15/28	7,846	9,202,260
QVC Inc.
4.38%, 03/15/23(b)	18,926	19,652,001
4.45%, 02/15/25 (Call 11/15/24)(b)	15,557	16,665,125
4.75%, 02/15/27 (Call 11/15/26)(b)	14,917	15,637,044
4.85%, 04/01/24(b)	15,963	17,111,059
5.45%, 08/15/34 (Call 02/15/34)(b)	10,657	11,113,013
5.95%, 03/15/43(b)	8,011	8,320,225
Rite Aid Corp., 7.70%, 02/15/27	6,223	5,619,867
Yum! Brands Inc.
3.88%, 11/01/23 (Call 08/01/23)(b)	8,461	8,868,397
4.63%, 01/31/32 (Call 10/01/26)	2,560	2,669,312
5.35%, 11/01/43 (Call 05/01/43)(b)	7,189	8,005,742
6.88%, 11/15/37	8,414	10,772,192

		319,437,571

Software — 0.3%
CDK Global Inc., 5.00%, 10/15/24 (Call 07/15/24)(b)	12,541	13,906,589

Telecommunications — 10.0%
Embarq Corp., 8.00%, 06/01/36	37,411	41,360,105
Frontier Florida LLC, Series E, 6.86%, 02/01/28(b)	8,468	9,080,152
Frontier North Inc., Series G, 6.73%, 02/15/28	4,578	4,908,165
Lumen Technologies Inc.
Series G, 6.88%, 01/15/28(b)	11,610	12,924,600
Series P, 7.60%, 09/15/39(b)	13,848	15,292,208
Series T, 5.80%, 03/15/22	900	912,195
Series U, 7.65%, 03/15/42	12,288	13,570,867
Nokia OYJ, 6.63%, 05/15/39	13,058	17,518,352
Qwest Corp., 7.25%, 09/15/25(b)	6,481	7,720,621
Sprint Capital Corp.
6.88%, 11/15/28(b)	56,849	71,871,917
8.75%, 03/15/32(b)	45,741	68,276,219
Telecom Italia Capital SA
6.00%, 09/30/34	25,914	28,831,139
6.38%, 11/15/33(b)	26,122	30,106,911
7.20%, 07/18/36	26,058	31,693,824
7.72%, 06/04/38	26,060	33,384,684
United States Cellular Corp., 6.70%, 12/15/33(b)	13,995	17,413,279
Vodafone Group PLC, 7.00%, 04/04/79 (Call 01/04/29)(d)	51,837	62,630,500

		467,495,738

Security	Par/ Shares (000)	Value

Toys, Games & Hobbies — 0.5%
Mattel Inc.
3.15%, 03/15/23 (Call 12/15/22)	$6,544	$6,699,616
3.75%, 04/01/29 (Call 04/01/24)(a)(b)	318	330,421
5.45%, 11/01/41 (Call 05/01/41)	7,842	9,282,732
6.20%, 10/01/40(b)	6,527	8,329,040

		24,641,809

Transportation — 0.2%
XPO CNW Inc., 6.70%, 05/01/34(b)	7,748	9,740,786

Total Corporate Bonds & Notes — 97.8% (Cost: $4,493,960,077)		4,573,340,111

Short-Term Investments

Money Market Funds — 10.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(e)(f)(g)	405,059	405,262,007
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	68,250	68,250,000

		473,512,007

Total Short-Term Investments — 10.1% (Cost: $473,504,180)		473,512,007

Total Investments in Securities — 107.9% (Cost: $4,967,464,257)		5,046,852,118

Other Assets, Less Liabilities — (7.9)%		(370,350,759)

Net Assets — 100.0%		$4,676,501,359

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Perpetual security with no stated maturity date.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) October 31, 2021	iShares® Fallen Angels USD Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$42,461,709	$362,833,963	(a)	$—	$(34,375)	$710	$405,262,007	405,059	$748,013	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,140,000	65,110,000	(a)	—	—	—	68,250,000	68,250	1,973		—

					$(34,375)	$710	$473,512,007		$749,986		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$4,573,340,111	$—	$4,573,340,111
Money Market Funds	473,512,007	—	—	473,512,007

	$473,512,007	$4,573,340,111	$—	$5,046,852,118

See notes to financial statements.

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2021

	iShares 0-5 Year High Yield Corporate Bond ETF	iShares Broad USD High Yield Corporate Bond ETF	iShares ESG Advanced High Yield Corporate Bond ETF	iShares Fallen Angels USD Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$5,186,208,281	$8,156,895,633	$121,887,133	$4,573,340,111
Affiliated(c)	702,788,918	1,222,736,220	16,989,087	473,512,007
Cash	15,020,645	12,217,295	234,797	19,629,231
Receivables:
Investments sold	14,597,220	53,705,103	102,589	—
Securities lending income — Affiliated	140,257	274,885	4,048	131,237
Capital shares sold	103,930	—	52,660	20,543,390
Dividends	836	113	10	157
Interest	77,808,823	114,487,975	1,584,529	56,749,020

Total assets	5,996,668,910	9,560,317,224	140,854,853	5,143,905,153

LIABILITIES
Collateral on securities loaned, at value	528,005,323	1,178,876,369	14,926,312	405,308,738
Payables:
Investments purchased	33,423,098	71,747,276	1,326,419	61,302,080
Capital shares redeemed	—	2,178	—	—
Investment advisory fees	1,394,193	1,048,798	36,194	792,976

Total liabilities	562,822,614	1,251,674,621	16,288,925	467,403,794

NET ASSETS	$5,433,846,296	$8,308,642,603	$124,565,928	$4,676,501,359

NET ASSETS CONSIST OF:
Paid-in capital	$5,645,546,237	$8,199,895,820	$123,359,681	$4,589,332,466
Accumulated earnings (loss)	(211,699,941)	108,746,783	1,206,247	87,168,893

NET ASSETS	$5,433,846,296	$8,308,642,603	$124,565,928	$4,676,501,359

Shares outstanding	119,400,000	201,600,000	2,400,000	155,700,000

Net asset value	$45.51	$41.21	$51.90	$30.04

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Securities loaned, at value	$503,940,216	$1,128,901,511	$14,412,659	$394,438,956
(b) Investments, at cost — Unaffiliated	$5,112,253,318	$7,999,134,626	$121,537,561	$4,493,960,077
(c) Investments, at cost — Affiliated	$702,626,125	$1,222,612,390	$16,988,067	$473,504,180
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	71

Statements of Operations

Year Ended October 31, 2021

	iShares 0-5 Year High Yield Corporate Bond ETF	iShares Broad USD High Yield Corporate Bond ETF	iShares ESG Advanced High Yield Corporate Bond ETF	iShares Fallen Angels USD Bond ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$931	$1,278	$—	$—
Dividends — Affiliated	27,231	12,965	358	1,973
Interest — Unaffiliated	249,620,924	386,688,366	4,079,707	77,970,408
Securities lending income — Affiliated — net	1,704,385	2,818,928	25,545	748,013
Other income — Unaffiliated	326,834	462,863	1,864	11,762

Total investment income	251,680,305	389,984,400	4,107,474	78,732,156

EXPENSES
Investment advisory fees	15,434,254	16,961,701	348,108	5,158,022
Miscellaneous	173	173	173	173

Total expenses	15,434,427	16,961,874	348,281	5,158,195

Less:
Investment advisory fees waived	—	(5,396,905)	—	—

Total expenses after fees waived	15,434,427	11,564,969	348,281	5,158,195

Net investment income	236,245,878	378,419,431	3,759,193	73,573,961

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	31,477,884	45,992,424	779,609	15,746,233
Investments — Affiliated	(68,855)	(121,789)	(1,796)	(34,375)
In-kind redemptions — Unaffiliated	91,158,094	107,264,717	—	14,797,088

Net realized gain	122,567,123	153,135,352	777,813	30,508,946

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	91,958,313	169,386,711	199,532	60,023,979
Investments — Affiliated	(31,713)	(68,733)	170	710

Net change in unrealized appreciation (depreciation)	91,926,600	169,317,978	199,702	60,024,689

Net realized and unrealized gain	214,493,723	322,453,330	977,515	90,533,635

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$450,739,601	$700,872,761	$4,736,708	$164,107,596

See notes to financial statements.

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares 0-5 Year High Yield Corporate Bond ETF		iShares Broad USD High Yield Corporate Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$236,245,878	$217,687,574	$378,419,431	$252,547,347
Net realized gain (loss)	122,567,123	(265,535,289)	153,135,352	(64,260,877)
Net change in unrealized appreciation (depreciation)	91,926,600	(7,320,952)	169,317,978	(12,382,632)

Net increase (decrease) in net assets resulting from operations	450,739,601	(55,168,667)	700,872,761	175,903,838

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(250,267,859)	(221,554,490)	(391,636,803)	(246,122,254)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	329,076,100	1,831,305,192	1,805,332,975	3,669,234,908

NET ASSETS
Total increase in net assets	529,547,842	1,554,582,035	2,114,568,933	3,599,016,492
Beginning of year	4,904,298,454	3,349,716,419	6,194,073,670	2,595,057,178

End of year	$5,433,846,296	$4,904,298,454	$8,308,642,603	$6,194,073,670

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Changes in Net Assets (continued)

	iShares ESG Advanced High Yield Corporate Bond ETF		iShares Fallen Angels USD Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,759,193	$1,944,107	$73,573,961	$11,594,077
Net realized gain (loss)	777,813	730,452	30,508,946	(16,108,590)
Net change in unrealized appreciation (depreciation)	199,702	(263,347)	60,024,689	19,691,060

Net increase in net assets resulting from operations	4,736,708	2,411,212	164,107,596	15,176,547

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,106,362)	(1,914,198)	(66,582,989)	(10,831,445)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	62,700,777	37,422,013	4,257,005,303	174,101,492

NET ASSETS
Total increase in net assets	63,331,123	37,919,027	4,354,529,910	178,446,594
Beginning of year	61,234,805	23,315,778	321,971,449	143,524,855

End of year	$124,565,928	$61,234,805	$4,676,501,359	$321,971,449

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares 0-5 Year High Yield Corporate Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$43.75	$46.20	$46.19	$47.53	$46.92

Net investment income(a)	2.09	2.26	2.55	2.56	2.65
Net realized and unrealized gain (loss)(b)	1.90	(2.36)	0.01	(1.38)	0.58

Net increase (decrease) from investment operations	3.99	(0.10)	2.56	1.18	3.23

Distributions(c)
From net investment income	(2.23)	(2.35)	(2.55)	(2.52)	(2.62)

Total distributions	(2.23)	(2.35)	(2.55)	(2.52)	(2.62)

Net asset value, end of year	$45.51	$43.75	$46.20	$46.19	$47.53

Total Return(d)
Based on net asset value	9.25%	(0.10)%	5.71%	2.55%	7.06%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%

Total expenses after fees waived	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	4.59%	5.15%	5.54%	5.46%	5.59%

Supplemental Data
Net assets, end of year (000)	$5,433,846	$4,904,298	$3,349,716	$3,126,800	$3,602,986

Portfolio turnover rate(e)	39%	45%	31%	35%	35%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Broad USD High Yield Corporate Bond ETF

					Period From
	Year Ended	Year Ended	Year Ended	Year Ended	10/25/17	(b)
	10/31/21	10/31/20	10/31/19 (a)	10/31/18 (a)	to 10/31/17	(a)

Net asset value, beginning of period	$39.34	$40.61	$39.80	$41.67	$41.67

Net investment income(c)	2.02	2.21	2.52	2.39	0.03
Net realized and unrealized gain (loss)(d)	1.97	(1.23)	0.74	(2.17)		(0.03)

Net increase from investment operations	3.99	0.98	3.26	0.22	0.00

Distributions(e)
From net investment income	(2.12)	(2.25)	(2.45)	(2.09)	—

Total distributions	(2.12)	(2.25)	(2.45)	(2.09)	—

Net asset value, end of period	$41.21	$39.34	$40.61	$39.80	$41.67

Total Return(f)
Based on net asset value	10.31%	2.61%	8.48%	0.55%	0.00	%(g)

Ratios to Average Net Assets
Total expenses	0.22%	0.22%	0.22%	0.22%	0.22	%(h)

Total expenses after fees waived	0.15%	0.15%	0.16%	0.22%	0.22	%(h)

Net investment income	4.91%	5.67%	6.23%	5.89%	3.19	%(h)

Supplemental Data
Net assets, end of period (000)	$8,308,643	$6,194,074	$2,595,057	$255,533	$49,997

Portfolio turnover rate(i)	24%	21%	19%	15%	0	%(g)

(a)	Per share amounts reflect a six-for-five stock split effective after the close of trading on April 18, 2019.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Not annualized.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares ESG Advanced High Yield Corporate Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of period	$51.03	$51.81	$49.54	$51.90	$51.28

Net investment income(a)	1.97	2.41	2.88	2.93	3.00
Net realized and unrealized gain (loss)(b)	1.18	(0.73)	2.34	(2.37)	0.54

Net increase from investment operations	3.15	1.68	5.22	0.56	3.54

Distributions(c)
From net investment income	(2.07)	(2.46)	(2.95)	(2.92)	(2.92)
From net realized gain	(0.21)	—	—	—	—

Total distributions	(2.28)	(2.46)	(2.95)	(2.92)	(2.92)

Net asset value, end of period	$51.90	$51.03	$51.81	$49.54	$51.90

Total Return(d)
Based on net asset value	6.25%	3.42%	10.88%	1.13%	7.09%

Ratios to Average Net Assets
Total expenses	0.35%	0.47%	0.50%	0.50%	0.50%

Net investment income	3.78%	4.78%	5.70%	5.80%	5.80%

Supplemental Data
Net assets, end of period (000)	$124,566	$61,235	$23,316	$9,908	$10,380

Portfolio turnover rate(e)	43%	85%	24%	24%	18%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Fallen Angels USD Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of period	$27.29	$26.58	$25.90	$27.64	$26.77

Net investment income(a)	1.06	1.54	1.50	1.50	1.62
Net realized and unrealized gain (loss)(b)	2.83	0.65	0.67	(1.49)	0.89

Net increase from investment operations	3.89	2.19	2.17	0.01	2.51

Distributions(c)
From net investment income	(1.14)	(1.48)	(1.49)	(1.42)	(1.56)
From net realized gain	—	—	—	(0.33)	(0.08)

Total distributions	(1.14)	(1.48)	(1.49)	(1.75)	(1.64)

Net asset value, end of period	$30.04	$27.29	$26.58	$25.90	$27.64

Total Return(d)
Based on net asset value	14.45%	8.68%	8.70%	0.04%	9.72%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.33%

Net investment income	3.57%	5.84%	5.73%	5.65%	5.98%

Supplemental Data
Net assets, end of period (000)	$4,676,501	$321,971	$143,525	$67,337	$15,204

Portfolio turnover rate(e)	21%	51%	23%	29%	31%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

0-5 Year High Yield Corporate Bond	Diversified
Broad USD High Yield Corporate Bond	Diversified
ESG Advanced High Yield Corporate Bond	Diversified
Fallen Angels USD Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche

N O T E S T O F I N A N C I A L S T A T E M E N T S	79

Notes to Financial Statements  (continued)

of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s

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Notes to Financial Statements  (continued)

bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

0-5 Year High Yield Corporate Bond
Barclays Bank PLC	$32,817,245	$32,817,245		$—	$—
Barclays Capital, Inc.	36,935,143	36,935,143		—	—
BNP Paribas SA	44,229,101	44,229,101		—	—
BofA Securities, Inc.	12,944,869	12,944,869		—	—
Citadel Clearing LLC	2,746,051	2,746,051		—	—
Citigroup Global Markets, Inc.	39,307,625	39,307,625		—	—
Credit Suisse Securities (USA) LLC	11,412,565	11,412,565		—	—
Deutsche Bank Securities, Inc.	21,628,356	21,628,356		—	—
Goldman Sachs & Co. LLC	105,051,363	105,051,363		—	—
J.P. Morgan Securities LLC	105,278,858	105,278,858		—	—
Jefferies LLC	923,185	923,185		—	—
Mitsubishi UFJ Securities Holdings Co., Ltd.	11,638,130	11,638,130		—	—
Nomura Securities International, Inc.	8,912,982	8,912,982		—	—
RBC Capital Markets LLC	27,604,413	27,604,413		—	—
Scotia Capital (USA), Inc.	11,430,121	11,430,121		—	—
State Street Bank & Trust Co.	20,665,665	20,665,665		—	—
Wells Fargo Securities LLC	10,414,544	10,414,544		—	—

	$503,940,216	$503,940,216		$—	$—

Broad USD High Yield Corporate Bond
Barclays Bank PLC	$86,320,315	$86,320,315		$—	$—
Barclays Capital, Inc.	54,466,507	54,466,507		—	—
BMO Capital Markets Corp.	9,037,860	9,037,860		—	—
BNP Paribas SA	6,208,404	6,208,404		—	—
BofA Securities, Inc.	28,859,742	28,859,742		—	—
Citadel Clearing LLC	8,071,003	8,071,003		—	—
Citigroup Global Markets, Inc.	56,339,693	56,339,693		—	—
Credit Suisse Securities (USA) LLC	45,670,113	45,670,113		—	—
Goldman Sachs & Co. LLC	211,339,016	211,339,016		—	—
J.P. Morgan Securities LLC	339,859,593	339,859,593		—	—
Jefferies LLC	2,947,588	2,947,588		—	—
Morgan Stanley	78,433,828	78,433,828		—	—
Nomura Securities International, Inc.	5,614,446	5,614,446		—	—
RBC Capital Markets LLC	89,029,320	89,029,320		—	—
Scotia Capital (USA), Inc.	17,793,245	17,793,245		—	—
State Street Bank & Trust Co.	27,060,483	27,060,483		—	—
Toronto Dominion Bank	9,574,275	9,574,275		—	—
Wells Fargo Bank N.A.	3,506,367	3,506,367		—	—
Wells Fargo Securities LLC	48,769,713	48,769,713		—	—

	$1,128,901,511	$1,128,901,511		$—	$—

ESG Advanced High Yield Corporate Bond
Barclays Bank PLC	$1,455,635	$1,455,635		$—	$—
Barclays Capital, Inc.	355,193	355,193		—	—
BNP Paribas SA	147,578	147,578		—	—
Citadel Clearing LLC	67,949	67,949		—	—
Citigroup Global Markets, Inc.	1,458,272	1,458,272		—	—
Credit Suisse Securities (USA) LLC	210,295	210,295		—	—
J.P. Morgan Securities LLC	5,213,282	5,213,282		—	—
Morgan Stanley	1,882,217	1,882,217		—	—
RBC Capital Markets LLC	2,303,190	2,303,190		—	—
Scotia Capital (USA), Inc.	721,117	721,117		—	—
State Street Bank & Trust Co.	597,931	597,931		—	—

	$14,412,659	$14,412,659		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	81

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Fallen Angels USD Bond
Barclays Bank PLC	$80,777,580	$80,777,580		$—	$—
BMO Capital Markets Corp.	11,547,697	11,547,697		—	—
BNP Paribas SA	2,156,142	2,156,142		—	—
Citadel Clearing LLC	7,492,569	7,492,569		—	—
Citigroup Global Markets, Inc.	14,048,093	14,048,093		—	—
Credit Suisse Securities (USA) LLC	7,462,348	7,462,348		—	—
Goldman Sachs & Co. LLC	94,871,580	94,871,580		—	—
J.P. Morgan Securities LLC	99,479,525	99,479,525		—	—
Jefferies LLC	2,661,650	2,661,650		—	—
Morgan Stanley	21,481,222	21,481,222		—	—
RBC Capital Markets LLC	8,210,695	8,210,695		—	—
Scotia Capital (USA), Inc.	104,459	104,459		—	—
State Street Bank & Trust Co.	30,761,208	30,761,208		—	—
Toronto Dominion Bank	100,494	100,494		—	—
Wells Fargo Bank N.A.	5,963,411	5,963,411		—	—
Wells Fargo Securities LLC	7,320,283	7,320,283		—	—

	$394,438,956	$394,438,956		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

0-5 Year High Yield Corporate Bond	0.30%
Broad USD High Yield Corporate Bond	0.22
ESG Advanced High Yield Corporate Bond	0.35
Fallen Angels USD Bond	0.25

Expense Waivers: The total of the investment advisory fee and any fund other expenses are a fund’s total annual operating expenses. BFA has contractually agreed to waive a portion of its investment advisory fee through February 28, 2022 in order to limit the iShares Broad USD High Yield Corporate Bond ETF’s total annual operating expenses after fee waiver to 0.15% of average daily net assets.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

Broad USD High Yield Corporate Bond	$5,396,905

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the

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Notes to Financial Statements  (continued)

“collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

0-5 Year High Yield Corporate Bond	$566,944
Broad USD High Yield Corporate Bond	1,017,282
ESG Advanced High Yield Corporate Bond	9,755
Fallen Angels USD Bond	241,884

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

0-5 Year High Yield Corporate Bond	$22,226,040	$22,245,366	$474,487
Broad USD High Yield Corporate Bond	58,756,416	80,533,512	10,360,521
ESG Advanced High Yield Corporate Bond	45,114	1,823,930	67,584
Fallen Angels USD Bond	40,148,722	32,026,778	4,200,567

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

0-5 Year High Yield Corporate Bond	$1,906,009,020	$1,950,602,308
Broad USD High Yield Corporate Bond	2,104,398,829	1,805,971,400
ESG Advanced High Yield Corporate Bond	42,653,499	41,896,074
Fallen Angels USD Bond	450,515,818	447,311,546

N O T E S T O F I N A N C I A L S T A T E M E N T S	83

Notes to Financial Statements  (continued)

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

0-5 Year High Yield Corporate Bond	$2,049,701,466	$1,715,362,471
Broad USD High Yield Corporate Bond	3,066,028,752	1,530,120,239
ESG Advanced High Yield Corporate Bond	60,964,142	—
Fallen Angels USD Bond	4,323,409,006	138,991,480

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

0-5 Year High Yield Corporate Bond	$91,155,576	$(91,155,576)
Broad USD High Yield Corporate Bond	107,268,702	(107,268,702)
Fallen Angels USD Bond	14,720,831	(14,720,831)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20

0-5 Year High Yield Corporate Bond
Ordinary income	$250,267,859	$221,554,490

Broad USD High Yield Corporate Bond
Ordinary income	$391,636,803	$246,122,254

ESG Advanced High Yield Corporate Bond
Ordinary income	$4,106,362	$1,914,198

Fallen Angels USD Bond
Ordinary income	$66,582,989	$10,831,445

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

0-5 Year High Yield Corporate Bond	$20,936,693	$—	$(294,536,857)	$61,900,223		$(211,699,941)
Broad USD High Yield Corporate Bond	33,890,489	—	(66,244,911)	141,101,205		108,746,783
ESG Advanced High Yield Corporate Bond	919,570	177,273	—	109,404		1,206,247
Fallen Angels USD Bond	11,076,643	—	(1,108,777)	77,201,027		87,168,893

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

For the year ended October 31, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

0-5 Year High Yield Corporate Bond	$21,923,567
Broad USD High Yield Corporate Bond	36,173,908
Fallen Angels USD Bond	15,234,053

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Notes to Financial Statements  (continued)

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

0-5 Year High Yield Corporate Bond	$5,827,096,976	$96,853,545	$(34,953,322)	$61,900,223
Broad USD High Yield Corporate Bond	9,238,530,648	221,344,059	(80,242,854)	141,101,205
ESG Advanced High Yield Corporate Bond	138,766,816	1,339,808	(1,230,404)	109,404
Fallen Angels USD Bond	4,969,651,091	90,573,593	(13,372,566)	77,201,027

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20

iShares ETF	Shares	Amount	Shares	Amount

0-5 Year High Yield Corporate Bond
Shares sold	46,000,000	$2,088,517,248	62,900,000	$2,814,543,292
Shares redeemed	(38,700,000)	(1,759,441,148)	(23,300,000)	(983,238,100)

Net increase	7,300,000	$329,076,100	39,600,000	$1,831,305,192

Broad USD High Yield Corporate Bond
Shares sold	82,100,000	$3,365,228,261	127,600,000	$4,978,274,244
Shares redeemed	(37,950,000)	(1,559,895,286)	(34,050,000)	(1,309,039,336)

Net increase	44,150,000	$1,805,332,975	93,550,000	$3,669,234,908

ESG Advanced High Yield Corporate Bond
Shares sold	1,200,000	$62,700,777	950,000	$47,872,972
Shares redeemed	—	—	(200,000)	(10,450,959)

Net increase	1,200,000	$62,700,777	750,000	$37,422,013

Fallen Angels USD Bond
Shares sold	148,900,000	$4,404,003,308	7,300,000	$196,014,715
Shares redeemed	(5,000,000)	(146,998,005)	(900,000)	(21,913,223)

Net increase	143,900,000	$4,257,005,303	6,400,000	$174,101,492

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares 0-5 Year High Yield Corporate Bond ETF,

iShares Broad USD High Yield Corporate Bond ETF,

iShares ESG Advanced High Yield Corporate Bond ETF and iShares Fallen Angels USD Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares 0-5 Year High Yield Corporate Bond ETF, iShares Broad USD High Yield Corporate Bond ETF, iShares ESG Advanced High Yield Corporate Bond ETF and iShares Fallen Angels USD Bond ETF (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	87

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends

0-5 Year High Yield Corporate Bond	$248,473,307
Broad USD High Yield Corporate Bond	392,645,562
ESG Advanced High Yield Corporate Bond	4,059,186
Fallen Angels USD Bond	75,365,161

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends

0-5 Year High Yield Corporate Bond	$189,199,069
Broad USD High Yield Corporate Bond	340,258,957
ESG Advanced High Yield Corporate Bond	3,121,273
Fallen Angels USD Bond	56,970,476

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2021:

iShares ETF	Federal Obligation Interest

0-5 Year High Yield Corporate Bond	$16,398
Broad USD High Yield Corporate Bond	8,054
ESG Advanced High Yield Corporate Bond	213
Fallen Angels USD Bond	1,182

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares 0-5 Year High Yield Corporate Bond ETF, iShares Broad USD High Yield Corporate Bond ETF, iShares ESG Advanced High Yield Corporate Bond ETF, iShares Fallen Angels USD Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	89

Board Review and Approval of Investment Advisory Contract  (continued)

funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

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Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

0-5 Year High Yield Corporate Bond	$2.233329	$—	$—	$2.233329	100%	—%	—%		100%
Broad USD High Yield Corporate Bond(a)	2.118847	—	0.001445	2.120292	100	—	0	(b)	100
ESG Advanced High Yield Corporate Bond	2.072431	0.208044	—	2.280475	91	9	—		100
Fallen Angels USD Bond(a)	1.143321	—	0.001034	1.144355	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	91

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business
		(since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)  Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)  Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund
(since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	93

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

94	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

PIK	Payment-in-kind

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	95

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, ICE Data Indices, LLC, or Markit Indices Limited, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1020-1021

OCTOBER 31, 2021

2021 Annual Report

iShares Trust

• iShares U.S. Fixed Income Balanced Risk Factor ETF | FIBR | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

U.S. Bond Market Overview

The U.S. bond market declined slightly for the 12 months ended October 31, 2021 (“reporting period”). The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned -0.48%.

The U.S. economy continued to recover from the effects of the coronavirus pandemic, growing at a brisk pace during the reporting period. Driven by strong consumer spending and significant fiscal and monetary stimulus, U.S. growth outpaced most other developed economies. An ongoing COVID-19 vaccination program helped accelerate the easing of pandemic-related restrictions, and consumers returned to activities that were previously curtailed, such as travel, restaurant dining, and in-person shopping. Spending on goods also remained elevated, leading imports to rise to an all-time high.

However, this robust consumer demand combined with continued pandemic-related disruptions to the global supply chain led to significantly higher inflation. Similarly, in the labor market, the reopening economy and pent-up demand meant that hiring accelerated, and the unemployment rate fell substantially. Nonetheless, total employment remained notably below pre-pandemic levels and job openings reached a record high despite rising wages. Elevated demand drove an increase in industrial production, although rising commodities prices and supply delays constrained growth, particularly late in the reporting period. The emergence of the highly contagious Delta variant, which was responsible for a significant rise in cases beginning late in summer 2021, also weighed on the economy.

The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchasing program. The Fed indicated that it would begin slowing its bond buying activities late in 2021 and signaled that an interest rate increase could be possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

U.S. Treasuries declined, as inflation increased, and investors moved toward equities and lower-rated bonds. Rising domestic inflation expectations pressured U.S. Treasuries, which typically lose value in an inflationary environment. U.S. Treasury yields (which move inversely to prices) began the reporting period near historic lows, but generally rose as inflation increased and the economy continued to strengthen. Yields of U.S. Treasuries with intermediate- and long-term maturities, which are more sensitive to inflation, generally increased more than short-term U.S. Treasuries. However, long-term U.S. Treasury yields rose less than intermediate-term U.S. Treasury yields, with two-year, 10-year, and 30-year U.S. Treasury yields rising by 0.34%, 0.67%, and 0.28%, respectively.

Mortgage-backed securities (“MBS”) declined slightly, despite ongoing support from Fed bond purchasing. MBS performance was constrained by prepayments, as homeowners took advantage of low mortgage rates to refinance their mortgages at a lower interest rate.

On the upside, most corporate bonds advanced for the reporting period, particularly lower-rated corporate bonds. A narrowing yield spread (the difference between yields on corporate bonds and U.S. Treasuries) buoyed the performance of corporate bonds compared to U.S. Treasuries. Investors’ ongoing search for yield in a low interest rate environment drove the decline in the yield spread and supported corporate bond prices. High-yield bonds gained the most, as investors’ concerns about solvency abated alongside the growing economy, and the Fed’s support led to high investor confidence. Corporate bond issuance was elevated by historical standards as companies took advantage of low yields to refinance and lock in advantageous borrowing costs.

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Fund Summary as of October 31, 2021	iShares® U.S. Fixed Income Balanced Risk Factor ETF

Investment Objective

The iShares U.S. Fixed Income Balanced Risk Factor ETF (the “Fund”) seeks to track the investment results of an index, composed of taxable U.S. dollar-denominated bonds and U.S. Treasury futures, which targets an equal allocation between interest rate and credit spread risk, as represented by the Bloomberg U.S. Fixed Income Balanced Risk Index (the “Index”) (formerly Bloomberg Barclays U.S. Fixed Income Balanced Risk Index). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	0.57%	2.78%	2.94%	0.57%	14.68%	21.34%
Fund Market	0.62	2.75	2.93	0.62	14.54	21.33
Index	0.70	2.93	3.08	0.70	15.51	22.44

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/24/15. The first day of secondary market trading was 2/26/15.

Index performance through February 4, 2018 reflects the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. Index performance beginning on February 5, 2018 reflects the performance of the Bloomberg U.S. Fixed Income Balanced Risk Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 7 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,005.30	$ 1.21		$ 1,000.00	$ 1,024.00	$ 1.22		0.24%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 7 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® U.S. Fixed Income Balanced Risk Factor ETF

Portfolio Management Commentary

U.S. dollar-denominated bonds advanced slightly for the reporting period. The Index uses a combination of corporate bonds, asset-backed securities, and U.S. Treasury futures to target an equal allocation between interest rate and credit spread risk.

Corporate bonds contributed the most to the Index’s return amid a narrowing of yield spreads (the difference between yields of corporate bonds and U.S. Treasuries). From a sector perspective, bonds issued by energy companies were the top contributors to the Index’s return, helped by rising prices for energy commodities. The prices of oil, natural gas, and coal all rose substantially during the reporting period as the global economic rebound led to higher demand for energy. At the beginning of the coronavirus pandemic, oil prices declined rapidly and investment in new projects decreased significantly. As oil prices increased during the reporting period, energy companies issued debt, primarily to refinance existing debt at lower borrowing costs.

Financial company bonds also contributed to the Index’s return, including bonds issued by both non-bank financial firms and banks. Bonds issued by non-bank financial companies, which included aircraft leasing companies, benefited from the improving financial environment of their lessees. Meanwhile, banks were relatively financially healthy during the pandemic, supported by strong balance sheets and diverse revenue streams. Consumer cyclicals company bonds advanced as automotive company debt gained despite production cuts due to a semiconductor shortage.

On the downside, mortgage-backed securities (“MBS”) detracted slightly from the Index’s return despite ongoing support from Fed bond purchasing. MBS performance was pressured by prepayments, as homeowners took advantage of low mortgage rates to refinance their mortgages at a lower interest rate. U.S. Treasuries also declined as inflation increased and investors moved toward equities and lower-rated bonds.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments(a)

Aaa	2.1%
Aa	0.4
A	69.2
Baa	10.3
Ba	10.9
B	6.1
Caa	0.5
Not Rated	0.5

ALLOCATION BY MATURITY

Maturity	Percent of Total Investments(a)

0-1 Year	0.9%
1-5 Years	19.2
5-10 Years	23.2
10-15 Years	4.5
15-20 Years	4.9
More than 20 Years	47.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	7

Schedule of Investments October 31, 2021	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
Interpublic Group of Companies Inc. (The), 2.40%, 03/01/31 (Call 12/01/30)(a)	$100	$100,205
Omnicom Group Inc., 2.60%, 08/01/31 (Call 05/01/31)	10	10,075
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27 (Call 08/15/22)(b)	25	25,492

		135,772

Aerospace & Defense — 1.0%
Boeing Co. (The) 2.20%, 02/04/26 (Call 02/04/23)	100	100,243
4.51%, 05/01/23 (Call 04/01/23)	125	131,062
4.88%, 05/01/25 (Call 04/01/25)(a)	70	77,307
Bombardier Inc., 7.88%, 04/15/27 (Call 04/15/22)(a)(b)	75	77,998
General Dynamics Corp., 1.15%, 06/01/26 (Call 05/01/26)	120	119,682
Howmet Aerospace Inc. 5.13%, 10/01/24 (Call 07/01/24)	100	110,116
5.90%, 02/01/27	100	114,518
Raytheon Technologies Corp., 6.70%, 08/01/28	50	64,497
TransDigm Inc. 5.50%, 11/15/27 (Call 11/15/22)	175	179,427
6.25%, 03/15/26 (Call 03/15/22)(b)	100	104,454
6.38%, 06/15/26 (Call 11/29/21)	50	51,731
7.50%, 03/15/27 (Call 03/15/22)	50	52,523

		1,183,558

Agriculture — 0.6%
Altria Group Inc., 4.40%, 02/14/26 (Call 12/14/25)	155	171,948
BAT Capital Corp., 2.26%, 03/25/28 (Call 01/25/28)	40	39,215
Bunge Ltd. Finance Corp., 1.63%, 08/17/25 (Call 07/17/25)	40	40,150
Philip Morris International Inc., 2.88%, 05/01/24 (Call 04/01/24)	206	215,674
Turning Point Brands Inc., 5.63%, 02/15/26 (Call 02/15/23)(b)	200	204,170

		671,157

Airlines — 0.0%
United Airlines Holdings Inc., 5.00%, 02/01/24	50	51,940

Apparel — 0.5%
Crocs Inc., 4.25%, 03/15/29 (Call 03/15/24)(b)	150	152,446
NIKE Inc., 2.85%, 03/27/30 (Call 12/27/29)	240	257,045
VF Corp., 2.05%, 04/23/22	200	201,504

		610,995

Auto Manufacturers — 1.1%
American Honda Finance Corp., 1.20%, 07/08/25	150	149,629
Ford Motor Co. 4.35%, 12/08/26 (Call 09/08/26)	120	128,380
9.00%, 04/22/25 (Call 03/22/25)	20	24,052
9.63%, 04/22/30 (Call 01/22/30)	5	7,203
Ford Motor Credit Co. LLC, 3.66%, 09/08/24	259	268,700
General Motors Co., 5.40%, 10/02/23	25	27,065
General Motors Financial Co. Inc. 2.35%, 01/08/31 (Call 10/08/30)	70	67,897
2.40%, 10/15/28 (Call 08/15/28)	30	29,803
3.45%, 04/10/22 (Call 02/10/22)	120	120,977
3.55%, 07/08/22	200	204,054
4.20%, 11/06/21	240	240,094

		1,267,854

Auto Parts & Equipment — 0.3%
Aptiv Corp., 4.15%, 03/15/24 (Call 12/15/23)	115	122,728

Security	Par (000)	Value

Auto Parts & Equipment (continued)
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/26 (Call 05/15/22)(b)	$58	$60,685
8.50%, 05/15/27 (Call 05/15/22)(b)	35	37,198
Lear Corp., 3.80%, 09/15/27 (Call 06/15/27)	80	87,356

		307,967

Banks — 12.2%
Banco Santander SA 0.70%, 06/30/24 (Call 06/30/23)(c)	200	199,376
1.85%, 03/25/26	210	210,300
Bank of America Corp. 0.52%, 06/14/24 (Call 06/14/23)(c)	210	209,015
0.81%, 10/24/24 (Call 10/24/23), (SOFR + 0.740%)(c)	200	199,666
0.98%, 04/22/25 (Call 04/22/24), (SOFR + 0.690%)(c)	230	229,032
0.98%, 09/25/25 (Call 09/25/24), (SOFR + 0.910%)(c)	70	69,539
1.32%, 06/19/26 (Call 06/19/25), (SOFR + 1.150%)(c)	100	99,197
2.50%, 02/13/31 (Call 02/13/30), (3 mo. LIBOR US + 0.990%)(c)	75	75,247
2.57%, 10/20/32 (Call 10/20/31)(c)	10	10,022
2.82%, 07/21/23 (Call 07/21/22), (3 mo. LIBOR US + 0.930%)(c)	450	457,024
3.00%, 12/20/23 (Call 12/20/22), (3 mo. LIBOR US + 0.790%)(c)	326	334,378
3.56%, 04/23/27 (Call 04/23/26), (3 mo. LIBOR US + 1.060%)(c)	150	161,165
4.25%, 10/22/26	120	132,804
Series N, 2.65%, 03/11/32 (Call 03/11/31), (SOFR + 1.220%)(c)	100	101,042
Bank of Montreal 0.63%, 07/09/24	110	108,943
1.25%, 09/15/26	60	58,871
Bank of New York Mellon Corp. (The), 0.50%, 04/26/24 (Call 03/26/24)	105	104,239
Bank of Nova Scotia (The) 0.65%, 07/31/24	115	113,943
1.05%, 03/02/26	230	225,244
Barclays PLC, 4.84%, 05/09/28 (Call 05/07/27)	200	222,814
Canadian Imperial Bank of Commerce 0.45%, 06/22/23	120	119,570
2.25%, 01/28/25	170	175,243
Citigroup Inc. 0.78%, 10/30/24 (Call 10/30/23), (SOFR + 0.686%)(c)	530	528,585
0.98%, 05/01/25 (Call 05/01/24), (SOFR + 0.669%)(c)	90	89,613
1.46%, 06/09/27 (Call 06/09/26)(c)	290	285,534
3.14%, 01/24/23 (Call 01/24/22), (3 mo. LIBOR US + 0.722%)(c)	200	201,152
3.35%, 04/24/25 (Call 04/24/24), (3 mo. LIBOR US + 0.897%)(c)	365	384,429
3.98%, 03/20/30 (Call 03/20/29), (3 mo. LIBOR US + 1.338%)(c)	50	55,534
4.60%, 03/09/26	100	111,525
Credit Suisse AG/New York NY, 0.52%, 08/09/23	250	249,380
Deutsche Bank AG, 4.30%, 05/24/28 (Call 05/24/23), (5 year USD Swap + 2.248%)(c)	200	207,294
Fifth Third Bancorp., 1.71%, 11/01/27	60	59,852
First Republic Bank/CA, 1.91%, 02/12/24 (Call 02/12/23), (SOFR + 0.620%)(c)	250	253,745
Goldman Sachs Group Inc. (The) 0.86%, 02/12/26 (Call 02/12/25), (SOFR + 0.609%)(c)	105	103,027
1.43%, 03/09/27 (Call 03/09/26), (SOFR + 0.798%)(c)	350	344,480
2.38%, 07/21/32 (Call 07/21/31), (SOFR + 1.248%)(c)	175	172,030

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.60%, 02/07/30 (Call 11/07/29)	$90	$91,458
2.62%, 04/22/32 (Call 04/22/31), (SOFR + 1.281%)(c)	95	95,270
3.27%, 09/29/25 (Call 09/29/24), (3 mo. LIBOR US + 1.201%)(c)	165	174,040
3.50%, 01/23/25 (Call 10/23/24)	335	355,984
3.75%, 02/25/26 (Call 11/25/25)	194	210,189
3.85%, 01/26/27 (Call 01/26/26)	120	129,916
HSBC Holdings PLC 3.95%, 05/18/24 (Call 05/18/23), (3 mo. LIBOR US + 0.987%)(c)	200	209,394
4.25%, 03/14/24	200	213,052
JPMorgan Chase & Co. 0.97%, 06/23/25 (Call 06/23/24)(c)	120	119,324
1.05%, 11/19/26 (Call 11/19/25), (SOFR + 0.800%)(c)	315	307,232
1.58%, 04/22/27 (Call 04/22/26), (SOFR + 0.885%)(c)	117	115,927
2.95%, 10/01/26 (Call 07/01/26)	200	211,594
2.96%, 05/13/31 (Call 05/13/30), (SOFR + 2.515%)(c)	300	309,906
3.13%, 01/23/25 (Call 10/23/24)	40	42,200
3.22%, 03/01/25 (Call 03/01/24), (3 mo. LIBOR US + 1.155%)(c)	132	138,358
3.56%, 04/23/24 (Call 04/23/23), (3 mo. LIBOR US + 0.730%)(c)	120	124,931
3.88%, 09/10/24	200	215,034
4.02%, 12/05/24 (Call 12/05/23), (3 mo. LIBOR US + 1.000%)(c)	40	42,524
Lloyds Banking Group PLC, 0.70%, 05/11/24 (Call 05/11/23), (1 year CMT + 0.550%)(c)	200	199,800
Mitsubishi UFJ Financial Group Inc. 0.95%, 07/19/25 (Call 07/19/24)(c)	260	258,378
1.64%, 10/13/27 (Call 10/13/26)(c)	360	356,310
Mizuho Financial Group Inc. 1.24%, 07/10/24 (Call 07/10/23), (SOFR + 1.252%)(c)	280	281,926
2.84%, 07/16/25 (Call 07/16/24), (SOFR + 1.242%)(c)	200	208,356
Morgan Stanley 0.53%, 01/25/24 (Call 01/25/23), (SOFR + 0.455%)(c)	245	244,436
1.59%, 05/04/27 (Call 05/04/26), (SOFR + 0.879%)(c)	170	168,397
2.19%, 04/28/26 (Call 04/28/25), (SOFR + 1.990%)(c)	110	112,598
2.24%, 07/21/32 (Call 07/21/31), (SOFR + 1.178%)(c)	380	370,998
3.13%, 07/27/26	85	90,285
3.62%, 04/01/31 (Call 04/01/30), (SOFR + 3.120%)(c)	290	316,541
3.74%, 04/24/24 (Call 04/24/23), (3 mo. LIBOR US + 0.847%)(c)	55	57,361
3.88%, 01/27/26	200	218,310
Series I, 0.86%, 10/21/25 (Call 10/21/24), (SOFR + 0.745%)(c)	195	192,943
Royal Bank of Canada 0.75%, 10/07/24	70	69,378
1.20%, 04/27/26	75	73,918
Santander Holdings USA Inc., 3.45%, 06/02/25 (Call 05/02/25)	70	74,292
Santander UK Group Holdings PLC, 1.09%, 03/15/25 (Call 03/15/24), (SOFR + 0.787%)(c)	330	328,419
Sumitomo Mitsui Financial Group Inc., 1.47%, 07/08/25	300	299,844
SVB Financial Group, 1.80%, 02/02/31 (Call 11/02/30)	95	90,811
Toronto-Dominion Bank (The), 0.30%, 06/02/23	250	249,075

		14,031,563

Biotechnology — 0.0%
Gilead Sciences Inc., 0.75%, 09/29/23 (Call 11/09/21)	45	44,946

Security	Par (000)	Value

Building Materials — 0.8%
Builders FirstSource Inc. 4.25%, 02/01/32 (Call 08/01/26)(b)	$175	$176,566
5.00%, 03/01/30 (Call 03/01/25)(b)	20	21,216
6.75%, 06/01/27 (Call 06/01/22)(b)	80	84,563
Carrier Global Corp., 2.24%, 02/15/25 (Call 01/15/25)	35	35,922
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25 (Call 07/15/22)(b)	200	213,090
Louisiana-Pacific Corp., 3.63%, 03/15/29 (Call 03/15/24)(b)	300	301,914
Martin Marietta Materials Inc. 0.65%, 07/15/23 (Call 07/15/22)	55	54,989
2.40%, 07/15/31 (Call 04/15/31)	45	44,931

		933,191

Chemicals — 0.7%
Celanese U.S. Holdings LLC, 1.40%, 08/05/26 (Call 07/05/26)	70	68,769
Chemours Co. (The), 5.38%, 05/15/27 (Call 02/15/27)(a)	25	26,532
Minerals Technologies Inc., 5.00%, 07/01/28 (Call 07/01/23)(b)	200	206,266
Sherwin-Williams Co. (The) 2.75%, 06/01/22 (Call 05/01/22)	2	2,022
2.95%, 08/15/29 (Call 05/15/29)	115	121,630
3.13%, 06/01/24 (Call 04/01/24)	100	105,210
3.45%, 06/01/27 (Call 03/01/27)	140	151,754
Valvoline Inc., 4.25%, 02/15/30 (Call 02/15/25)(b)	100	101,501

		783,684

Commercial Services — 2.0%
Automatic Data Processing Inc., 1.70%, 05/15/28 (Call 03/15/28)	40	39,823
Block Financial LLC, 2.50%, 07/15/28 (Call 05/15/28)	70	69,743
Carriage Services Inc., 4.25%, 05/15/29 (Call 05/15/24)(b)	150	150,246
Cintas Corp. No. 2, 3.70%, 04/01/27 (Call 01/01/27)	14	15,421
Equifax Inc., 2.35%, 09/15/31 (Call 06/15/31)	40	39,231
Gartner Inc. 3.75%, 10/01/30 (Call 10/01/25)(b)	200	203,862
4.50%, 07/01/28 (Call 07/01/23)(b)	200	208,446
Global Payments Inc., 4.00%, 06/01/23 (Call 05/01/23)	40	41,951
MoneyGram International Inc., 5.38%, 08/01/26 (Call 08/01/23)(b)	100	100,494
PayPal Holdings Inc. 2.40%, 10/01/24 (Call 09/01/24)	320	332,925
2.65%, 10/01/26 (Call 08/01/26)	140	147,790
Prime Security Services Borrower LLC/Prime Finance Inc. 5.75%, 04/15/26(b)	100	106,947
6.25%, 01/15/28 (Call 01/15/23)(a)(b)	55	56,385
Quanta Services Inc. 0.95%, 10/01/24 (Call 10/01/22)	80	79,365
2.35%, 01/15/32 (Call 10/15/31)	50	49,044
Rent-A-Center Inc./TX, 6.38%, 02/15/29 (Call 02/15/24)(a)(b)	100	105,207
S&P Global Inc., 2.95%, 01/22/27 (Call 10/22/26)	105	111,823
Service Corp. International/U.S., 5.13%, 06/01/29 (Call 06/01/24)	40	43,224
United Rentals North America Inc., 4.88%, 01/15/28 (Call 01/15/23)	100	105,600
Verisk Analytics Inc., 4.00%, 06/15/25 (Call 03/15/25)	208	226,655
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 11/29/21)(b)	15	15,893

		2,250,075

Computers — 0.7%
Apple Inc., 1.40%, 08/05/28 (Call 06/05/28)	50	48,738
Booz Allen Hamilton Inc., 3.88%, 09/01/28 (Call 09/01/23)(b)	15	15,221

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) October 31, 2021	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
Crowdstrike Holdings Inc., 3.00%, 02/15/29 (Call 02/15/24)	$150	$148,243
Dell International LLC/EMC Corp., 6.20%, 07/15/30 (Call 04/15/30)	180	229,574
HP Inc., 1.45%, 06/17/26 (Call 05/17/26)(b)	200	197,278
Kyndryl Holdings Inc. 2.05%, 10/15/26 (Call 09/15/26)(b)	10	9,897
2.70%, 10/15/28 (Call 08/15/28)(b)	10	9,853
3.15%, 10/15/31 (Call 07/15/31)(b)	10	9,799
NetApp Inc., 1.88%, 06/22/25 (Call 05/22/25)	30	30,492
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(a)	50	54,933

		754,028

Diversified Financial Services — 2.3%
Air Lease Corp., 3.38%, 07/01/25 (Call 06/01/25)	105	110,626
Ally Financial Inc., 1.45%, 10/02/23 (Call 09/02/23)	190	191,831
Brookfield Finance I UK PLC, 2.34%, 01/30/32 (Call 10/30/31)	20	19,536
Charles Schwab Corp. (The), 1.15%, 05/13/26 (Call 04/13/26)	85	84,184
Credit Acceptance Corp., 6.63%, 03/15/26 (Call 03/15/22)	75	78,235
Enova International Inc., 8.50%, 09/15/25 (Call 11/29/21)(b)	100	102,964
goeasy Ltd., 5.38%, 12/01/24 (Call 12/01/21)(b)	115	118,258
Intercontinental Exchange Inc. 3.75%, 12/01/25 (Call 09/01/25)	343	373,383
3.75%, 09/21/28 (Call 06/21/28)	28	31,063
4.00%, 10/15/23	150	159,354
LPL Holdings Inc., 4.00%, 03/15/29 (Call 03/15/24)(b)	125	127,825
Mastercard Inc., 2.95%, 11/21/26 (Call 08/21/26)	65	69,636
Nasdaq Inc., 4.25%, 06/01/24 (Call 03/01/24)	100	107,434
Navient Corp. 5.00%, 03/15/27 (Call 09/15/26)	100	101,940
6.13%, 03/25/24	50	53,502
Nomura Holdings Inc., 2.65%, 01/16/25	350	362,236
OneMain Finance Corp. 4.00%, 09/15/30 (Call 09/15/25)	100	97,139
6.13%, 03/15/24 (Call 09/15/23)	30	31,908
6.88%, 03/15/25	155	173,301
7.13%, 03/15/26	30	34,070
ORIX Corp., 2.90%, 07/18/22	55	55,896
StoneX Group Inc., 8.63%, 06/15/25 (Call 06/15/22)(b)	100	106,387

		2,590,708

Electric — 1.7%
Appalachian Power Co., 3.40%, 06/01/25 (Call 03/01/25)	70	74,732
Arizona Public Service Co., 2.20%, 12/15/31 (Call 09/15/31)	45	44,088
Berkshire Hathaway Energy Co., 1.65%, 05/15/31 (Call 02/15/31)	35	33,290
Black Hills Corp., 3.95%, 01/15/26 (Call 07/15/25)	50	54,083
Calpine Corp. 4.50%, 02/15/28 (Call 02/15/23)(a)(b)	50	50,638
5.13%, 03/15/28 (Call 03/15/23)(a)(b)	60	59,851
5.25%, 06/01/26 (Call 11/29/21)(b)	108	111,097
Dominion Energy Inc.
Series C, 2.25%, 08/15/31 (Call 05/15/31)	35	34,547
Series D, 2.85%, 08/15/26 (Call 05/15/26)	100	105,291
DPL Inc., 4.35%, 04/15/29 (Call 01/15/29)	50	54,130
DTE Energy Co., Series H, 0.55%, 11/01/22	45	45,012
Duke Energy Carolinas LLC, 2.95%, 12/01/26 (Call 09/01/26)	130	138,759
Entergy Louisiana LLC, 5.40%, 11/01/24	131	147,334
Exelon Corp., 3.40%, 04/15/26 (Call 01/15/26)	70	75,003
Interstate Power & Light Co., 3.60%, 04/01/29 (Call 01/01/29)	35	38,492

Security	Par (000)	Value

Electric (continued)
National Rural Utilities Cooperative Finance Corp. 1.00%, 06/15/26 (Call 05/15/26)	$25	$24,576
3.70%, 03/15/29 (Call 12/15/28)	40	44,678
NextEra Energy Capital Holdings Inc. 0.65%, 03/01/23	30	30,031
3.55%, 05/01/27 (Call 02/01/27)	84	91,090
NextEra Energy Operating Partners LP 4.25%, 07/15/24 (Call 04/15/24)(b)	25	26,451
4.25%, 09/15/24 (Call 07/15/24)(b)	8	8,491
NRG Energy Inc., 6.63%, 01/15/27 (Call 11/15/21)	61	63,400
Pacific Gas and Electric Co. 1.75%, 06/16/22 (Call 11/09/21)	20	19,979
3.00%, 06/15/28 (Call 04/15/28)(a)	5	5,039
3.15%, 01/01/26(a)	20	20,594
4.55%, 07/01/30 (Call 01/01/30)	40	43,572
Public Service Co. of New Hampshire, 2.20%, 06/15/31 (Call 03/15/31)	20	20,117
Public Service Enterprise Group Inc., 1.60%, 08/15/30 (Call 05/15/30)	20	18,730
Puget Energy Inc., 2.38%, 06/15/28 (Call 04/15/28)	10	9,902
San Diego Gas & Electric Co., 2.50%, 05/15/26 (Call 02/15/26)	50	52,130
Sempra Energy, 2.90%, 02/01/23 (Call 01/01/23)(a)	145	148,793
Southern California Edison Co., 2.85%, 08/01/29 (Call 05/01/29)	25	25,812
Southern Power Co., 4.15%, 12/01/25 (Call 09/01/25)	150	164,530
Union Electric Co., 2.95%, 06/15/27 (Call 03/15/27)	40	42,419
Vistra Operations Co. LLC, 5.00%, 07/31/27 (Call 07/31/22)(b)	20	20,478
WEC Energy Group Inc., 0.55%, 09/15/23	40	39,867

		1,987,026

Electronics — 0.6%
Agilent Technologies Inc., 2.30%, 03/12/31 (Call 12/12/30)	35	34,769
Allegion U.S. Holding Co. Inc., 3.20%, 10/01/24 (Call 08/01/24)	150	157,493
Flex Ltd., 3.75%, 02/01/26 (Call 01/01/26)	20	21,452
Jabil Inc., 1.70%, 04/15/26 (Call 03/15/26)	75	74,548
Keysight Technologies Inc., 4.60%, 04/06/27 (Call 01/06/27)	65	73,631
Trimble Inc., 4.90%, 06/15/28 (Call 03/15/28)	240	274,958

		636,851

Energy - Alternate Sources — 0.0%
TerraForm Power Operating LLC, 5.00%, 01/31/28 (Call 07/31/27)(b)	50	53,428

Engineering & Construction — 0.6%
AECOM, 5.13%, 03/15/27 (Call 12/15/26)	100	110,325
Arcosa Inc., 4.38%, 04/15/29 (Call 04/15/24)(b)	10	10,176
Brundage-Bone Concrete Pumping Holdings Inc., 6.00%, 02/01/26 (Call 02/01/23)(b)	300	313,995
MasTec Inc., 4.50%, 08/15/28 (Call 08/15/23)(b)	275	282,466

		716,962

Entertainment — 0.1%
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(a)	15	15,546
Scientific Games International Inc. 5.00%, 10/15/25 (Call 11/29/21)(b)	100	103,026
7.25%, 11/15/29 (Call 11/15/24)(a)(b)	25	28,255

		146,827

Environmental Control — 0.1%
GFL Environmental Inc., 5.13%, 12/15/26 (Call 12/15/22)(b)	45	47,123

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Environmental Control (continued)
Waste Pro USA Inc., 5.50%, 02/15/26 (Call 11/29/21)(a)(b)	$30	$29,707

		76,830

Food — 0.9%
Albertsons Companies Inc./Safeway Inc./New
Albertsons LP/Albertsons LLC 4.63%, 01/15/27 (Call 01/15/23)(b)	40	41,851
7.50%, 03/15/26 (Call 03/15/22)(b)	173	186,397
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc. 5.50%, 01/15/30 (Call 01/15/25)(b)	100	109,500
6.50%, 04/15/29 (Call 04/15/24)(b)	10	11,104
Lamb Weston Holdings Inc., 4.88%, 11/01/26 (Call 11/18/21)(b)	150	153,863
McCormick & Co. Inc./MD, 3.15%, 08/15/24 (Call 06/15/24)	300	316,740
Performance Food Group Inc., 5.50%, 10/15/27 (Call 10/15/22)(b)	40	41,823
Pilgrim’s Pride Corp., 5.88%, 09/30/27 (Call 09/30/22)(b)	100	105,397
Simmons Foods Inc./Simmons Prepared Foods Inc./Simmons Pet Food Inc./Simmons Feed, 4.63%, 03/01/29 (Call 03/01/24)(b)	20	20,199

		986,874

Forest Products & Paper — 0.3%
Clearwater Paper Corp., 5.38%, 02/01/25(b)	50	54,096
Resolute Forest Products Inc., 4.88%, 03/01/26 (Call 03/01/23)(a)(b)	250	255,032

		309,128

Gas — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.63%, 05/20/24 (Call 03/20/24)	45	48,661
NiSource Inc., 0.95%, 08/15/25 (Call 07/15/25)	90	88,247

		136,908

Health Care - Products — 0.7%
Baxter International Inc., 2.60%, 08/15/26 (Call 05/15/26)	80	83,606
Boston Scientific Corp., 3.38%, 05/15/22	75	76,175
DH Europe Finance II Sarl, 2.05%, 11/15/22	175	177,775
Hill-Rom Holdings Inc., 4.38%, 09/15/27 (Call 09/15/22)(b)	20	20,800
PerkinElmer Inc. 0.85%, 09/15/24 (Call 09/15/22)	240	237,979
1.90%, 09/15/28 (Call 07/15/28)	50	49,124
Teleflex Inc., 4.63%, 11/15/27 (Call 11/15/22)	50	52,157
Thermo Fisher Scientific Inc., 4.50%, 03/25/30 (Call 12/25/29)	50	58,855

		756,471

Health Care - Services — 1.8%
Acadia Healthcare Co. Inc., 5.00%, 04/15/29 (Call 10/15/23)(b)	200	204,030
Catalent Pharma Solutions Inc., 5.00%, 07/15/27 (Call 07/15/22)(b)	10	10,379
Charles River Laboratories International Inc. 4.00%, 03/15/31 (Call 03/15/26)(b)	100	103,482
4.25%, 05/01/28 (Call 05/01/23)(b)	200	206,586
CHS/Community Health Systems Inc., 8.00%, 03/15/26 (Call 03/15/22)(b)	150	158,463
HCA Inc. 4.13%, 06/15/29 (Call 03/15/29)	70	77,579
5.25%, 04/15/25	220	246,609
5.88%, 02/15/26 (Call 08/15/25)	170	193,623
IQVIA Inc., 5.00%, 05/15/27 (Call 05/15/22)(b)	200	207,334
Laboratory Corp. of America Holdings, 1.55%, 06/01/26 (Call 05/01/26)	70	69,465

Security	Par (000)	Value

Health Care - Services (continued)
Prime Healthcare Services Inc., 7.25%, 11/01/25 (Call 11/01/22)(b)	$25	$26,674
Select Medical Corp., 6.25%, 08/15/26 (Call 08/15/22)(b)	150	156,991
Tenet Healthcare Corp. 4.63%, 07/15/24 (Call 11/29/21)	21	21,277
5.13%, 11/01/27 (Call 11/01/22)(b)	150	156,833
6.75%, 06/15/23	50	53,728
UnitedHealth Group Inc., 3.10%, 03/15/26	135	144,921

		2,037,974

Holding Companies - Diversified — 1.2%
Ares Capital Corp. 2.15%, 07/15/26 (Call 06/15/26)	83	82,202
2.88%, 06/15/28 (Call 04/15/28)	115	115,498
3.50%, 02/10/23 (Call 01/10/23)	380	391,731
3.88%, 01/15/26 (Call 12/15/25)	37	39,253
FS KKR Capital Corp. 1.65%, 10/12/24	110	108,683
2.63%, 01/15/27 (Call 12/15/26)	30	29,708
4.63%, 07/15/24 (Call 06/15/24)	100	106,796
Goldman Sachs BDC Inc., 2.88%, 01/15/26 (Call 12/15/25)	75	76,650
Golub Capital BDC Inc., 2.50%, 08/24/26 (Call 07/24/26)	65	64,561
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.38%, 02/01/29 (Call 08/01/28)	200	200,868
6.38%, 12/15/25 (Call 11/29/21)	100	102,070
Owl Rock Capital Corp. 2.88%, 06/11/28 (Call 04/11/28)	50	49,247
3.40%, 07/15/26 (Call 06/15/26)	30	30,837

		1,398,104

Home Builders — 0.7%
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC, 6.25%, 09/15/27 (Call 09/15/22)(a)(b)	75	78,280
LGI Homes Inc., 4.00%, 07/15/29 (Call 01/15/29)(b)	200	195,024
M/I Homes Inc., 4.95%, 02/01/28 (Call 02/01/23)(a)	40	41,682
Meritage Homes Corp., 5.13%, 06/06/27 (Call 12/06/26)	50	55,171
NVR Inc., 3.00%, 05/15/30 (Call 11/15/29)	75	78,090
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 06/15/22)(b)	40	42,126
Taylor Morrison Communities Inc., 5.75%, 01/15/28 (Call 10/15/27)(b)	25	27,512
Tri Pointe Homes Inc., 5.25%, 06/01/27 (Call 12/01/26)	100	107,903
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 08/15/23)(b)	100	103,397
Winnebago Industries Inc., 6.25%, 07/15/28 (Call 07/15/23)(a)(b)	120	129,662

		858,847

Housewares — 0.2%
Scotts Miracle-Gro Co. (The), 4.50%, 10/15/29 (Call 10/15/24)	200	208,214

Insurance — 1.4%
Acrisure LLC/Acrisure Finance Inc., 7.00%, 11/15/25 (Call 11/29/21)(b)	25	25,286
Aflac Inc., 3.60%, 04/01/30 (Call 01/01/30)	92	102,229
Chubb INA Holdings Inc., 3.35%, 05/15/24	25	26,574
Enstar Group Ltd., 3.10%, 09/01/31 (Call 03/01/31)	45	44,031
Fairfax Financial Holdings Ltd., 3.38%, 03/03/31 (Call 12/03/30)(b)	30	30,983
HUB International Ltd., 7.00%, 05/01/26 (Call 11/09/21)(b)	25	25,838
Kemper Corp., 4.35%, 02/15/25 (Call 11/15/24)	50	53,876

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2021	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Marsh & McLennan Companies Inc. 3.75%, 03/14/26 (Call 12/14/25)	$530	$577,817
4.38%, 03/15/29 (Call 12/15/28)	60	69,328
MGIC Investment Corp., 5.25%, 08/15/28 (Call 08/15/23)	250	266,035
NMI Holdings Inc., 7.38%, 06/01/25 (Call 03/30/25)(a)(b)	300	344,880
Willis North America Inc., 2.95%, 09/15/29 (Call 06/15/29)	15	15,483

		1,582,360

Internet — 0.7%
Amazon.com Inc., 2.10%, 05/12/31 (Call 02/12/31)	120	120,679
Match Group Holdings II LLC 3.63%, 10/01/31 (Call 10/01/26)(b)	35	34,003
4.13%, 08/01/30 (Call 05/01/25)(b)	45	46,357
5.00%, 12/15/27 (Call 12/15/22)(b)	69	72,066
5.63%, 02/15/29 (Call 02/15/24)(a)(b)	55	59,403
Netflix Inc. 4.88%, 04/15/28	50	57,324
5.88%, 11/15/28	50	60,883
NortonLifeLock Inc., 5.00%, 04/15/25 (Call 11/09/21)(b)	25	25,332
Uber Technologies Inc. 7.50%, 05/15/25 (Call 05/15/22)(b)	70	74,597
7.50%, 09/15/27 (Call 09/15/22)(b)	200	218,898
VeriSign Inc. 2.70%, 06/15/31 (Call 03/15/31)	35	35,333
5.25%, 04/01/25 (Call 01/01/25)	50	55,824

		860,699

Iron & Steel — 0.1%
United States Steel Corp., 6.88%, 03/01/29 (Call 03/01/24)(a)	30	32,102
Vale Overseas Ltd., 3.75%, 07/08/30 (Call 04/08/30)	35	35,749

		67,851

Leisure Time — 0.1%
Vista Outdoor Inc., 4.50%, 03/15/29 (Call 03/15/24)(b)	100	100,142

Lodging — 0.1%
Choice Hotels International Inc., 3.70%, 12/01/29 (Call 09/01/29)	45	47,851
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc., 6.13%, 12/01/24 (Call 12/01/21)	50	51,709
MGM Resorts International, 4.63%, 09/01/26 (Call 06/01/26)	27	28,197

		127,757

Machinery — 0.4%
Caterpillar Financial Services Corp., 0.80%, 11/13/25(a)	90	88,604
Rockwell Automation Inc., 1.75%, 08/15/31 (Call 05/15/31)(a)	25	24,320
Terex Corp., 5.00%, 05/15/29 (Call 05/15/24)(b)	250	256,192
Westinghouse Air Brake Technologies Corp., 3.20%, 06/15/25 (Call 05/15/25)	125	132,254

		501,370

Manufacturing — 0.1%
General Electric Co., 3.45%, 05/01/27 (Call 03/01/27)	75	81,751

Media — 1.8%
AMC Networks Inc., 4.75%, 08/01/25 (Call 11/29/21)	50	51,241
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 06/01/33 (Call 06/01/27)(b)	200	199,542
5.00%, 02/01/28 (Call 08/01/22)(b)	263	273,517
5.13%, 05/01/27 (Call 05/01/22)(b)	210	217,854
5.38%, 06/01/29 (Call 06/01/24)(b)	75	80,607
Charter Communications Operating LLC/Charter Communications Operating Capital, 2.80%, 04/01/31 (Call 01/01/31)	75	74,632

Security	Par (000)	Value

Media (continued)
CSC Holdings LLC, 5.25%, 06/01/24	$200	$210,244
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., 5.88%, 08/15/27 (Call 08/15/23)(a)(b)	10	10,379
DISH DBS Corp. 5.00%, 03/15/23	50	51,737
5.88%, 11/15/24	100	106,709
7.75%, 07/01/26	100	111,307
GCI LLC, 4.75%, 10/15/28 (Call 10/15/23)(b)	300	310,410
Gray Television Inc., 7.00%, 05/15/27 (Call 05/15/22)(b)	50	53,620
Radiate Holdco LLC/Radiate Finance Inc., 4.50%, 09/15/26 (Call 09/15/23)(b)	25	25,406
Sirius XM Radio Inc., 5.50%, 07/01/29 (Call 07/01/24)(a)(b)	150	161,889
TWDC Enterprises 18 Corp., 1.85%, 07/30/26	50	50,778
Univision Communications Inc., 5.13%, 02/15/25 (Call 11/09/21)(b)	50	50,896

		2,040,768

Metal Fabricate & Hardware — 0.3%
Advanced Drainage Systems Inc., 5.00%, 09/30/27 (Call 09/30/22)(b)	300	312,327

Mining — 0.2%
FMG Resources August 2006 Pty Ltd., 4.50%, 09/15/27 (Call 06/15/27)(b)	45	47,178
Freeport-McMoRan Inc., 5.45%, 03/15/43 (Call 09/15/42)(a)	50	62,879
Kaiser Aluminum Corp., 4.63%, 03/01/28 (Call 03/01/23)(b)	100	100,898
Novelis Corp., 4.75%, 01/30/30 (Call 01/30/25)(b)	35	36,372
Southern Copper Corp., 3.88%, 04/23/25	5	5,392

		252,719

Office & Business Equipment — 0.1%
CDW LLC/CDW Finance Corp., 4.25%, 04/01/28 (Call 10/01/22)	145	150,538

Oil & Gas — 2.1%
Apache Corp. 4.25%, 01/15/30 (Call 10/15/29)	70	74,530
4.88%, 11/15/27 (Call 05/15/27)(a)	100	108,786
Bonanza Creek Energy Inc., 5.00%, 10/15/26 (Call 10/15/23)(b)	250	252,510
Cenovus Energy Inc., 5.38%, 07/15/25 (Call 04/15/25)	17	19,101
Chevron USA Inc., 3.85%, 01/15/28 (Call 10/15/27)	90	100,925
CNX Resources Corp., 7.25%, 03/14/27 (Call 03/14/22)(b)	100	106,188
Comstock Resources Inc., 7.50%, 05/15/25 (Call 11/29/21)(b)	14	14,511
Continental Resources Inc./OK 4.38%, 01/15/28 (Call 10/15/27)(a)	225	245,542
4.90%, 06/01/44 (Call 12/01/43)	25	28,415
Devon Energy Corp., 4.50%, 01/15/30 (Call 01/15/25)(b)	35	38,047
Diamondback Energy Inc., 3.13%, 03/24/31 (Call 12/24/30)	25	25,789
EQT Corp., 6.63%, 02/01/25 (Call 01/01/25)	25	28,131
Hess Corp., 4.30%, 04/01/27 (Call 01/01/27)(a)	85	93,240
Matador Resources Co., 5.88%, 09/15/26 (Call 11/15/21)	80	82,556
Murphy Oil Corp. 5.75%, 08/15/25 (Call 11/29/21)	25	25,659
5.88%, 12/01/27 (Call 12/01/22)	15	15,629
Occidental Petroleum Corp. 3.40%, 04/15/26 (Call 01/15/26)	75	76,442
6.45%, 09/15/36	50	63,719
8.50%, 07/15/27 (Call 01/15/27)	65	81,264
8.88%, 07/15/30 (Call 01/15/30)(a)	70	94,931
PDC Energy Inc., 5.75%, 05/15/26 (Call 11/29/21)	300	308,541

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Pioneer Natural Resources Co., 0.75%, 01/15/24 (Call 01/15/22)	$25	$24,849
Range Resources Corp., 5.00%, 03/15/23 (Call 12/15/22)	50	51,390
SM Energy Co., 10.00%, 01/15/25 (Call 06/17/22)(b)	38	42,275
Sunoco LP/Sunoco Finance Corp., 6.00%, 04/15/27 (Call 04/15/22)	350	366,709

		2,369,679

Oil & Gas Services — 0.1%
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 11/29/21)	55	56,824
6.88%, 09/01/27 (Call 09/01/22)	100	103,707

		160,531

Packaging & Containers — 0.9%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., 5.25%, 08/15/27 (Call 08/15/22)(a)(b)	200	200,028
Ball Corp. 4.00%, 11/15/23	25	26,292
5.25%, 07/01/25	50	55,755
Berry Global Inc. 4.50%, 02/15/26 (Call 11/29/21)(a)(b)	23	23,365
4.88%, 07/15/26 (Call 07/15/22)(b)	100	104,768
Cascades Inc./Cascades USA Inc., 5.38%, 01/15/28 (Call 01/15/23)(a)(b)	50	52,301
Greif Inc., 6.50%, 03/01/27 (Call 03/01/22)(b)	200	208,442
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24 (Call 11/29/21)(b)	75	75,077
Sealed Air Corp., 5.50%, 09/15/25 (Call 06/15/25)(b)	50	55,234
Trivium Packaging Finance BV, 5.50%, 08/15/26 (Call 08/15/22)(b)	200	208,078

		1,009,340

Pharmaceuticals — 1.1%
AbbVie Inc., 3.20%, 11/21/29 (Call 08/21/29)	60	64,175
AmerisourceBergen Corp., 3.45%, 12/15/27 (Call 09/15/27)	168	181,160
Bausch Health Americas Inc., 8.50%, 01/31/27 (Call 07/31/22)(b)	100	106,413
Bausch Health Companies Inc. 6.13%, 04/15/25 (Call 11/29/21)(b)	41	41,788
7.25%, 05/30/29 (Call 05/30/24)(b)	25	25,348
CVS Health Corp., 1.30%, 08/21/27 (Call 06/21/27)	90	87,245
Horizon Therapeutics USA Inc., 5.50%, 08/01/27 (Call 08/01/22)(b)	200	211,644
McKesson Corp., 0.90%, 12/03/25 (Call 11/03/25)	55	53,733
Merck & Co. Inc., 0.75%, 02/24/26 (Call 01/24/26)(a)	120	117,545
PRA Health Sciences Inc., 2.88%, 07/15/26 (Call 07/15/23)(b)	300	303,021
Zoetis Inc., 2.00%, 05/15/30 (Call 02/15/30)	110	108,019

		1,300,091

Pipelines — 1.6%
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29 (Call 05/18/29)	50	53,760
Cheniere Energy Inc., 4.63%, 10/15/28 (Call 10/15/23)	250	262,485
Cheniere Energy Partners LP, 4.50%, 10/01/29 (Call 10/01/24)	50	53,386
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/27 (Call 05/01/22)(b)	100	102,654
5.75%, 04/01/25 (Call 11/29/21)	100	102,543
DCP Midstream Operating LP, 5.38%, 07/15/25 (Call 04/15/25)	80	88,665

Security	Par (000)	Value

Pipelines (continued)
Enbridge Inc., 0.55%, 10/04/23	$25	$24,924
Global Partners LP/GLP Finance Corp., 7.00%, 08/01/27 (Call 08/01/22)	100	104,169
Hess Midstream Operations LP, 5.13%, 06/15/28 (Call 06/15/23)(a)(b)	50	51,943
MPLX LP 2.65%, 08/15/30 (Call 05/15/30)	60	59,713
4.88%, 12/01/24 (Call 09/01/24)	135	148,226
ONEOK Inc. 2.75%, 09/01/24 (Call 08/01/24)	180	187,250
6.35%, 01/15/31 (Call 10/15/30)(a)	35	44,497
7.50%, 09/01/23 (Call 06/01/23)	160	176,414
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.88%, 04/15/26 (Call 11/29/21)	35	36,612
6.88%, 01/15/29 (Call 01/15/24)	121	135,520
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 05/15/30 (Call 02/15/30)	145	153,600
Williams Companies Inc. (The), 2.60%, 03/15/31 (Call 12/15/30)	50	50,015

		1,836,376

Real Estate — 0.6%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (Call 11/29/21)(b)	225	234,450
Howard Hughes Corp. (The), 5.38%, 08/01/28 (Call 08/01/23)(b)	300	315,345
Realogy Group LLC/Realogy Co-Issuer Corp., 9.38%, 04/01/27 (Call 04/01/22)(b)	100	109,382

		659,177

Real Estate Investment Trusts — 2.3%
American Tower Corp. 0.60%, 01/15/24	200	198,580
1.45%, 09/15/26 (Call 08/15/26)(a)	60	59,105
3.00%, 06/15/23	50	51,832
3.38%, 05/15/24 (Call 04/15/24)	50	52,806
4.00%, 06/01/25 (Call 03/01/25)	146	157,928
Brixmor Operating Partnership LP, 4.05%, 07/01/30 (Call 04/01/30)	15	16,561
Camden Property Trust, 2.80%, 05/15/30 (Call 02/15/30)	20	20,949
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	300	313,470
Crown Castle International Corp., 2.50%, 07/15/31 (Call 04/15/31)	40	39,618
Equinix Inc., 2.63%, 11/18/24 (Call 10/18/24)	125	129,829
Essex Portfolio LP, 1.70%, 03/01/28 (Call 01/01/28)	40	39,010
GLP Capital LP/GLP Financing II Inc., 5.25%, 06/01/25 (Call 03/01/25)	165	183,224
Iron Mountain Inc., 4.50%, 02/15/31 (Call 02/15/26)(b)	185	186,558
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
5.63%, 05/01/24 (Call 02/01/24)	50	54,262
5.75%, 02/01/27 (Call 11/01/26)	80	91,335
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27 (Call 10/15/22)	185	194,701
Office Properties Income Trust, 3.45%, 10/15/31 (Call 07/15/31)	60	58,590
Public Storage, 3.39%, 05/01/29 (Call 02/01/29)	180	196,801
Simon Property Group LP, 3.50%, 09/01/25 (Call 06/01/25)	145	156,177

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2021	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Starwood Property Trust Inc., 4.75%, 03/15/25 (Call 09/15/24)(a)	$200	$210,178
VICI Properties LP/VICI Note Co. Inc. 3.75%, 02/15/27 (Call 02/15/23)(b)	20	20,553
4.25%, 12/01/26 (Call 12/01/22)(b)	50	51,817
XHR LP, 6.38%, 08/15/25 (Call 08/15/22)(b)	200	210,988

		2,694,872

Retail — 1.0%
1011778 BC ULC/New Red Finance Inc., 3.88%, 01/15/28 (Call 09/15/22)(b)	35	34,914
Academy Ltd., 6.00%, 11/15/27 (Call 11/15/23)(b)	175	186,457
AutoNation Inc., 1.95%, 08/01/28 (Call 06/01/28)	35	34,124
Bath & Body Works Inc. 7.50%, 06/15/29 (Call 06/15/24)	75	84,740
9.38%, 07/01/25(b)	116	144,379
Costco Wholesale Corp., 1.60%, 04/20/30 (Call 01/20/30)	80	77,889
FirstCash Inc., 4.63%, 09/01/28 (Call 09/01/23)(b)	150	154,611
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 06/01/22)(b)	107	110,941
Murphy Oil USA Inc., 4.75%, 09/15/29 (Call 09/15/24)	100	105,428
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 11/29/21)	25	25,542
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26 (Call 09/30/22)(b)	10	10,414
Yum! Brands Inc., 4.75%, 01/15/30 (Call 10/15/29)(b)	160	171,718

		1,141,157

Semiconductors — 0.4%
Amkor Technology Inc., 6.63%, 09/15/27 (Call 03/15/22)(b)	100	106,455
Analog Devices Inc. 1.70%, 10/01/28 (Call 08/01/28)	40	39,679
2.10%, 10/01/31 (Call 07/01/31)	25	24,956
Broadcom Inc. 3.15%, 11/15/25 (Call 10/15/25)	70	73,908
3.46%, 09/15/26 (Call 07/15/26)(a)	100	106,732
Skyworks Solutions Inc., 0.90%, 06/01/23 (Call 06/01/22)	100	100,023
Texas Instruments Inc., 1.90%, 09/15/31 (Call 06/15/31)	65	64,185

		515,938

Software — 1.3%
Activision Blizzard Inc., 1.35%, 09/15/30 (Call 06/15/30)	30	27,648
CDK Global Inc., 5.25%, 05/15/29 (Call 05/15/24)(b)	10	10,720
Citrix Systems Inc., 1.25%, 03/01/26 (Call 02/01/26)	35	34,094
Fair Isaac Corp., 4.00%, 06/15/28 (Call 12/15/22)(b)	235	238,215
J2 Global Inc., 4.63%, 10/15/30 (Call 10/15/25)(b)	87	91,134
MSCI Inc. 3.25%, 08/15/33 (Call 08/15/27)(b)	55	55,209
3.63%, 09/01/30 (Call 03/01/25)(b)	40	40,914
3.63%, 11/01/31 (Call 11/01/26)(b)	200	205,844
4.00%, 11/15/29 (Call 11/15/24)(b)	100	104,520
Nuance Communications Inc., 5.63%, 12/15/26 (Call 12/15/21)	100	103,255
Oracle Corp., 1.65%, 03/25/26 (Call 02/25/26)	180	180,319
Roper Technologies Inc. 2.35%, 09/15/24 (Call 08/15/24)	75	77,698
3.85%, 12/15/25 (Call 09/15/25)	35	38,072
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 03/30/22)(b)	80	84,270
VMware Inc., 4.50%, 05/15/25 (Call 04/15/25)	20	22,054
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (Call 02/01/24)(b)	200	198,698

		1,512,664

Security	Par (000)	Value

Telecommunications — 2.1%
AT&T Inc. 3.00%, 06/30/22 (Call 04/30/22)	$415	$420,017
4.30%, 02/15/30 (Call 11/15/29)	60	68,144
Avaya Inc., 6.13%, 09/15/28 (Call 09/15/23)(b)	30	31,236
CommScope Inc., 6.00%, 03/01/26 (Call 03/01/22)(b)	50	51,789
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	110	161,216
Embarq Corp., 8.00%, 06/01/36(a)	50	55,278
Frontier Communications Holdings LLC, 5.00%, 05/01/28 (Call 05/01/24)(b)	15	15,302
Hughes Satellite Systems Corp., 6.63%, 08/01/26(a)	50	56,671
Level 3 Financing Inc. 4.63%, 09/15/27 (Call 09/15/22)(a)(b)	50	51,273
5.38%, 05/01/25 (Call 11/29/21)(a)	25	25,567
Lumen Technologies Inc. 5.13%, 12/15/26 (Call 12/15/22)(b)	65	66,568
5.38%, 06/15/29 (Call 06/15/24)(b)	75	75,407
5.63%, 04/01/25 (Call 01/01/25)	100	107,544
Motorola Solutions Inc., 4.60%, 02/23/28 (Call 11/23/27)(a)	99	113,519
Sprint Capital Corp., 8.75%, 03/15/32(a)	50	74,634
Sprint Corp. 7.63%, 02/15/25 (Call 11/15/24)	100	116,329
7.63%, 03/01/26 (Call 11/01/25)	50	60,007
Telesat Canada/Telesat LLC, 6.50%, 10/15/27 (Call 10/15/22)(a)(b)	130	105,547
Verizon Communications Inc. 0.75%, 03/22/24	60	59,845
1.75%, 01/20/31 (Call 10/20/30)	50	47,190
3.00%, 03/22/27 (Call 01/22/27)	55	58,202
3.38%, 02/15/25	168	179,449
ViaSat Inc. 5.63%, 09/15/25 (Call 11/09/21)(b)	100	101,343
5.63%, 04/15/27 (Call 04/15/22)(b)	100	104,004
Vmed O2 UK Financing I PLC, 4.75%, 07/15/31 (Call 07/15/26)(b)	200	201,064

		2,407,145

Toys, Games & Hobbies — 0.0%
Hasbro Inc., 3.00%, 11/19/24 (Call 10/19/24)	50	52,641

Transportation — 0.4%
Altera Infrastructure LP/Teekay Offshore Finance Corp., 8.50%, 07/15/23 (Call 11/15/21)(b)	100	75,465
United Parcel Service Inc., 4.45%, 04/01/30 (Call 01/01/30)	230	272,456
Walmart Inc., 1.50%, 09/22/28 (Call 07/22/28)	75	74,164

		422,085

Total Corporate Bonds & Notes — 50.5% (Cost: $56,939,325)		58,087,860

U.S. Government Agency Obligations

Mortgage-Backed Securities — 85.6%
Federal Home Loan Mortgage Corp. 1.50%, 12/13/51(d)	1,550	1,498,929
2.00%, 12/13/51(d)	6,886	6,871,938
2.50%, 01/01/33	49	51,753
3.00%, 03/01/46	284	299,646
3.00%, 07/01/46	24	24,839
3.00%, 08/01/46	139	146,055
3.00%, 10/01/46	40	42,131

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.00%, 12/01/46	$382	$402,875
3.00%, 01/01/47	78	82,621
3.00%, 06/01/47	201	212,626
3.00%, 10/01/47	59	61,972
3.50%, 07/01/33	17	18,375
3.50%, 06/01/34	42	44,464
3.50%, 07/01/43	12	12,976
3.50%, 09/01/44	11	11,915
3.50%, 01/01/46	11	11,581
3.50%, 03/01/46	8	8,639
3.50%, 09/01/46	7	7,459
3.50%, 08/01/47	7	7,807
3.50%, 05/01/49	28	29,892
3.50%, 06/01/49	34	36,779
4.00%, 04/01/46	101	110,187
4.00%, 07/01/46	34	37,051
4.00%, 06/01/48	38	42,344
4.00%, 01/01/49	0	159
4.50%, 07/01/48	11	11,724
5.00%, 07/01/48	9	10,180
5.00%, 04/01/49	9	9,324
Federal National Mortgage Association
3.50%, 11/01/51	985	1,067,295
4.00%, 01/01/57	72	80,484
4.00%, 02/01/57	73	81,666
4.50%, 12/13/51(d)	375	405,428
Government National Mortgage Association
2.00%, 11/18/51(d)	3,200	3,240,437
2.50%, 12/20/46	120	123,783
2.50%, 08/20/50	344	353,826
2.50%, 09/20/50	515	529,721
2.50%, 11/18/51(d)	3,115	3,202,062
3.00%, 01/15/44	28	29,333
3.00%, 05/20/45	161	169,788
3.00%, 11/20/45	1,345	1,414,816
3.00%, 12/20/45	14	14,553
3.00%, 01/20/46	7	7,832
3.00%, 03/20/46	10	10,104
3.00%, 04/20/46	91	95,777
3.00%, 05/20/46	9	9,341
3.00%, 08/20/46	39	40,378
3.00%, 09/20/46	88	91,821
3.00%, 12/15/46	72	77,395
3.00%, 02/15/47	261	275,102
3.00%, 04/20/49	773	807,830
3.00%, 01/20/50	197	204,886
3.00%, 02/20/50	110	113,617
3.00%, 07/20/50	1,769	1,834,966
3.50%, 10/20/42	105	113,584
3.50%, 03/15/43	70	76,016
3.50%, 06/15/43	60	65,178
3.50%, 04/20/45	34	36,370
3.50%, 04/20/46	53	56,355
3.50%, 12/20/46	64	67,617
3.50%, 03/20/47	109	114,754
3.50%, 08/20/47	119	125,734
3.50%, 09/20/47	106	111,807
3.50%, 11/20/47	96	101,120
3.50%, 02/20/48	65	68,803
3.50%, 04/20/48	651	696,212

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 08/20/48	$95	$100,293
3.50%, 01/20/49	43	45,606
3.50%, 01/20/50	541	565,848
3.50%, 08/20/50	897	937,900
4.00%, 09/20/45	17	18,589
4.00%, 09/20/46	6	6,392
4.00%, 04/20/47	51	54,697
4.00%, 06/20/47	186	200,216
4.00%, 07/20/47	287	307,643
4.00%, 11/20/47	52	56,125
4.00%, 05/15/48	46	49,635
4.00%, 05/20/48	38	40,784
4.00%, 08/20/48	42	45,132
4.00%, 02/20/50	87	92,681
4.00%, 11/18/51(d)	477	507,548
4.50%, 10/20/46	8	8,993
4.50%, 06/20/48	33	35,297
4.50%, 07/20/48	25	26,589
4.50%, 08/20/48	45	47,958
4.50%, 10/20/48	70	75,086
4.50%, 11/18/51(d)	200	223,414
5.00%, 11/20/48	26	28,231
5.00%, 12/20/48	47	51,079
5.00%, 01/20/49	46	49,874
5.00%, 05/20/49	6	6,177
5.00%, 11/18/51(d)	960	1,036,350
Uniform Mortgage-Backed Securities 1.00%, 11/01/51	414	414,924
1.50%, 11/16/36(d)	2,375	2,390,354
1.50%, 11/10/51(d)	2,525	2,445,453
2.00%, 12/01/35	92	94,606
2.00%, 02/01/36	1,470	1,514,693
2.00%, 11/16/36(d)	3,035	3,114,372
2.00%, 09/01/50	274	274,167
2.00%, 12/01/50	420	422,267
2.00%, 01/01/51	566	569,515
2.00%, 02/01/51	985	986,277
2.00%, 03/01/51	1,045	1,047,106
2.00%, 04/01/51	1,224	1,225,233
2.00%, 05/01/51	2,201	2,202,045
2.00%, 11/10/51(d)	9,396	9,395,816
2.50%, 04/01/32	368	384,246
2.50%, 10/01/32	12	12,323
2.50%, 01/01/33	293	304,141
2.50%, 07/01/35	454	475,596
2.50%, 10/01/35	1,147	1,196,146
2.50%, 11/16/36(d)	547	568,389
2.50%, 04/01/47	54	55,296
2.50%, 06/01/50	122	125,848
2.50%, 07/01/50	193	199,133
2.50%, 08/01/50	286	293,930
2.50%, 09/01/50	1,311	1,349,245
2.50%, 10/01/50	1,389	1,427,473
2.50%, 11/01/50	2,195	2,259,350
2.50%, 01/01/51	249	255,808
2.50%, 02/01/51	91	93,407
2.50%, 03/01/51	428	441,299
2.50%, 05/01/51	72	73,767
2.50%, 06/01/51	193	198,395
2.50%, 11/10/51(d)	4,437	4,556,851

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2021	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
2.50%, 12/13/51(d)	$1,700	$1,741,869
3.00%, 01/01/31	182	192,089
3.00%, 02/01/31	343	360,771
3.00%, 02/01/32	75	79,018
3.00%, 02/01/33	61	65,207
3.00%, 07/01/34	30	31,106
3.00%, 09/01/34	305	322,406
3.00%, 12/01/34	300	314,867
3.00%, 11/16/36(d)	755	791,334
3.00%, 10/01/44	309	328,183
3.00%, 07/01/46	622	657,944
3.00%, 10/01/46	391	411,819
3.00%, 11/01/46	531	561,581
3.00%, 12/01/46	316	333,771
3.00%, 12/01/47	103	108,195
3.00%, 11/01/48	160	168,485
3.00%, 09/01/49	370	391,408
3.00%, 04/01/50	309	322,063
3.00%, 05/01/50	1,803	1,913,961
3.00%, 07/01/50	321	335,727
3.00%, 08/01/50	259	271,930
3.00%, 10/01/50	1,109	1,164,749
3.00%, 01/01/51	263	276,044
3.50%, 03/01/33	65	70,353
3.50%, 04/01/33	81	86,472
3.50%, 05/01/33	38	40,480
3.50%, 07/01/34	88	93,262
3.50%, 08/01/34	60	63,357
3.50%, 11/16/36(d)	542	575,050
3.50%, 11/01/45	31	33,727
3.50%, 01/01/46	44	47,855
3.50%, 02/01/46	110	117,829
3.50%, 07/01/46	22	23,874
3.50%, 01/01/47	38	40,859
3.50%, 02/01/47	50	54,055
3.50%, 05/01/47	40	43,336
3.50%, 08/01/47	54	56,890
3.50%, 09/01/47	81	85,508
3.50%, 04/01/48	41	44,513
3.50%, 05/01/48	63	68,959
3.50%, 11/01/48	31	33,417
3.50%, 01/01/49	117	124,717
3.50%, 04/01/49	28	29,907
3.50%, 06/01/49	209	221,737
3.50%, 07/01/49	187	196,901
3.50%, 11/01/49	236	248,661
3.50%, 11/10/51(d)	3,975	4,200,768
3.50%, 12/13/51(d)	1,425	1,505,268
4.00%, 06/01/33	34	36,256
4.00%, 07/01/33	14	15,237
4.00%, 12/01/33	65	69,073
4.00%, 11/16/36(d)	180	190,371
4.00%, 03/01/45	21	23,195
4.00%, 01/01/46	28	30,823
4.00%, 02/01/46	18	19,042
4.00%, 03/01/46	8	8,636
4.00%, 04/01/46	30	32,741
4.00%, 02/01/47	15	16,092
4.00%, 03/01/47	19	20,640
4.00%, 06/01/47	7	8,058

Security	Par/ Shares (000)	Value

Mortgage-Backed Securities (continued)
4.00%, 09/01/47	$34	$36,681
4.00%, 11/01/47	11	11,618
4.00%, 06/01/48	1,144	1,251,878
4.00%, 05/01/49	96	105,280
4.00%, 07/01/49	37	40,761
4.00%, 12/01/49	43	46,268
4.00%, 04/01/50	631	678,647
4.00%, 05/01/50	171	183,617
4.00%, 11/10/51(d)	928	993,504
4.00%, 12/13/51(d)	300	321,217
4.50%, 10/01/47	8	8,659
4.50%, 03/01/48	25	28,248
4.50%, 06/01/48	39	43,666
4.50%, 07/01/48	5	5,539
4.50%, 08/01/48	68	75,348
4.50%, 10/01/48	34	36,216
4.50%, 12/01/48	47	51,647
4.50%, 01/01/49	60	64,661
4.50%, 04/01/49	188	207,409
4.50%, 07/01/49	34	37,066
4.50%, 08/01/49	39	42,506
4.50%, 03/01/50	260	280,235
4.50%, 11/10/51(d)	1,708	1,846,175
5.00%, 08/01/48	286	321,147
5.00%, 09/01/48	15	16,275
5.00%, 04/01/49	18	19,896
5.00%, 11/10/51(d)	217	238,801
5.50%, 11/10/51(d)	525	588,328
6.00%, 02/01/49	79	91,164

		98,402,543

Total U.S. Government Agency Obligations — 85.6% (Cost: $98,221,548)		98,402,543

Short-Term Investments

Money Market Funds — 12.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(e)(f)(g)	13,914	13,921,087
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(e)(f)	100	100,000

		14,021,087

Total Short-Term Investments — 12.2% (Cost: $14,018,888)		14,021,087

Total Investments Before TBA Sales Commitments — 148.3% (Cost: $169,179,761)		170,511,490

TBA Sales Commitments(d)

Mortgage-Backed Securities — (9.4)%
Uniform Mortgage-Backed Securities 1.50%, 11/10/51 (Call 11/16/21)	(1,400)	(1,355,896)
2.00%, 11/10/51 (Call 11/17/21)	(5,000)	(4,999,902)
2.50%, 11/10/51 (Call 11/17/21)	(2,100)	(2,156,725)
3.50%, 11/10/51 (Call 11/17/21)	(1,525)	(1,611,615)
4.00%, 11/10/51 (Call 11/17/21)	(300)	(321,176)

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® U.S. Fixed Income Balanced Risk Factor ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 11/10/51 (Call 11/17/21)	(375)	$(405,337)

		(10,850,651)

Total TBA Sales Commitments — (9.4)% (Proceeds: $(10,816,615))		(10,850,651)

Total Investments, Net of TBA Sales Commitments — 138.9% (Cost: $158,363,146)		159,660,839

Other Assets, Less Liabilities — (38.9)%		(44,662,272)

Net Assets — 100.0%		$114,998,567

(a)	All or a portion of this security is on loan.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Represents or includes a TBA transaction.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$11,094,625	$2,828,194	(a)	$—	$(2,535)	$803	$13,921,087	13,914	$16,360	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	—		—	—	—	100,000	100	29		—

					$(2,535)	$803	$14,021,087		$16,389		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Long Bond	37	12/21/21	$5,950	$(71,818)
Ultra Long U.S. Treasury Bond	41	12/21/21	8,054	6,300

				(65,518)

Short Contracts 10-Year U.S. Treasury Note	(3)	12/21/21	392	2,847
10-Year U.S. Ultra Long Treasury Bond	(6)	12/21/21	870	14,830
5-Year U.S. Treasury Note	(33)	12/31/21	4,016	60,845
Ultra Long U.S. Treasury Bond	(9)	12/31/21	1,973	8,624

				87,146

				$21,628

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2021	iShares® U.S. Fixed Income Balanced Risk Factor ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Interest Rate Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$93,446

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$71,818

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

Interest Rate Contracts

Net Realized Gain (Loss) from:
Futures contracts	$(530,464)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$241,417

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,495,284
Average notional value of contracts — short	$(7,355,891)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® U.S. Fixed Income Balanced Risk Factor ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$58,087,860	$—	$58,087,860
U.S. Government Agency Obligations	—	98,402,543	—	98,402,543
Money Market Funds	14,021,087	—	—	14,021,087

	14,021,087	156,490,403	—	170,511,490

Liabilities
TBA Sales Commitments	—	(10,850,651)	—	(10,850,651)

	$14,021,087	$145,639,752	$—	$159,660,839

Derivative financial instruments(a)
Assets
Futures Contracts	$93,446	$—	$—	$93,446
Liabilities
Futures Contracts	(71,818)	—	—	(71,818)

	$21,628	$—	$—	$21,628

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Statement of Assets and Liabilities

October 31, 2021

iShares U.S. Fixed Income Balanced Risk Factor ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$156,490,403
Affiliated(c)	14,021,087
Cash pledged:
Futures contracts	393,000
Receivables:
Investments sold	69,567
Securities lending income — Affiliated	843
Variation margin on futures contracts	47,428
TBA sales commitments	10,816,615
Dividends	590
Interest	686,268

Total assets	182,525,801

LIABILITIES
Collateral on securities loaned, at value	3,156,398
TBA sales commitments, at value(d)	10,850,651
Payables:
Investments purchased	53,494,472
Capital shares redeemed	2,054
Investment advisory fees	23,659

Total liabilities	67,527,234

NET ASSETS	$114,998,567

NET ASSETS CONSIST OF:
Paid-in capital	$115,699,333
Accumulated loss	(700,766)

NET ASSETS	$114,998,567

Shares outstanding	1,150,000

Net asset value	$100.00

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$3,050,490
(b) Investments, at cost — Unaffiliated	$155,160,873
(c) Investments, at cost — Affiliated	$14,018,888
(d) Proceeds from TBA sales commitments	$10,816,615

See notes to financial statements.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended October 31, 2021

iShares U.S. Fixed Income Balanced Risk Factor ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$9
Dividends — Affiliated	7,089
Interest — Unaffiliated	2,431,859
Securities lending income — Affiliated — net	9,300
Other income — Unaffiliated	326

Total investment income	2,448,583

EXPENSES
Investment advisory fees	300,615
Miscellaneous	173

Total expenses	300,788

Less:
Investment advisory fees waived	(5,677)

Total expenses after fees waived	295,111

Net investment income	2,153,472

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	522,858
Investments — Affiliated	(2,535)
In-kind redemptions — Unaffiliated	305,760
Futures contracts	(530,464)

Net realized gain	295,619

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(1,906,881)
Investments — Affiliated	803
Futures contracts	241,417

Net change in unrealized appreciation (depreciation)	(1,664,661)

Net realized and unrealized loss	(1,369,042)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$784,430

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Changes in Net Assets

	iShares U.S. Fixed Income Balanced Risk Factor ETF

	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,153,472	$4,028,778
Net realized gain	295,619	459,939
Net change in unrealized appreciation (depreciation)	(1,664,661)	(759,507)

Net increase in net assets resulting from operations	784,430	3,729,210

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(2,338,575)	(4,367,197)
Return of capital	—	(123,080)

Decrease in net assets resulting from distributions to shareholders	(2,338,575)	(4,490,277)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(15,239,332)	(9,620,236)

NET ASSETS
Total decrease in net assets	(16,793,477)	(10,381,303)
Beginning of year	131,792,044	142,173,347

End of year	$114,998,567	$131,792,044

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares U.S. Fixed Income Balanced Risk Factor ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$101.38	$101.55	$95.83	$100.57	$100.60

Net investment income(a)	1.81	2.67	3.51	3.15	2.66
Net realized and unrealized gain (loss)(b)	(1.22)	0.11	5.73	(4.88)	0.09

Net increase (decrease) from investment operations	0.59	2.78	9.24	(1.73)	2.75

Distributions(c)
From net investment income	(1.97)	(2.87)	(3.52)	(3.01)	(2.70)
From net realized gain	—	—	—	—	(0.05)
Return of capital	—	(0.08)	—	—	(0.03)

Total distributions	(1.97)	(2.95)	(3.52)	(3.01)	(2.78)

Net asset value, end of year	$100.00	$101.38	$101.55	$95.83	$100.57

Total Return(d)
Based on net asset value	0.57%	2.79%	9.82%	(1.73)%	2.79%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived	0.25%	0.24%	0.25%	0.24%	0.24%

Net investment income	1.79%	2.65%	3.55%	3.22%	2.66%

Supplemental Data
Net assets, end of year (000)	$114,999	$131,792	$142,173	$110,203	$130,741

Portfolio turnover rate(e)(f)	546%	703%	504%	633%	683%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)	Includes mortgage dollar roll transactions (“MDRs”).

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification

U.S. Fixed Income Balanced Risk Factor	Diversified	(a)

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments and futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

U.S. Fixed Income Balanced Risk Factor
Barclays Bank PLC	$203,406	$203,406		$—	$—
Barclays Capital, Inc.	13,021	13,021		—	—
BNP Paribas SA	622,657	622,657		—	—
BofA Securities, Inc.	357,553	357,553		—	—
Citadel Clearing LLC	116,027	116,027		—	—
Citigroup Global Markets, Inc.	229,210	229,210		—	—
Credit Suisse Securities (USA) LLC	59,252	59,252		—	—
Deutsche Bank Securities, Inc.	107,808	107,808		—	—
HSBC Securities (USA), Inc.	1,313	1,313		—	—
J.P. Morgan Securities LLC	1,238,105	1,238,105		—	—
State Street Bank & Trust Co.	50,760	50,760		—	—
Wells Fargo Securities LLC	51,378	51,378		—	—

	$3,050,490	$3,050,490		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.25%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses, if any, is a fund’s total annual operating expenses. Total expenses as shown in the Statement of Operations does not include acquired fund fees and expenses.

BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

This amount is included in investment advisory fees waived in the Statement of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

U.S. Fixed Income Balanced Risk Factor	$5,677

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its Statement of Operations. For the year ended October 31, 2021, the Fund paid BTC $3,546 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2021, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

U.S. Fixed Income Balanced Risk Factor	$—	$15,447	$1,245

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statement of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, including mortgage dollar rolls and excluding short-term investments and in-kind transactions, were as follows:

	U.S. Government Securities		Other Securities

iShares ETF	Purchases	Sales	Purchases	Sales

U.S. Fixed Income Balanced Risk Factor	$802,048,259	$816,785,509	$28,732,689	$26,085,612

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

U.S. Fixed Income Balanced Risk Factor	$3,501,566	$11,824,578

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss

U.S. Fixed Income Balanced Risk Factor	$172,210	$(172,210)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20

U.S. Fixed Income Balanced Risk Factor
Ordinary income	$2,338,575	$4,367,197
Return of capital	—	123,080

	$2,338,575	$4,490,277

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total

U.S. Fixed Income Balanced Risk Factor	$ (1,876,384)		$ 1,175,618		$(700,766)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and amortization methods for premiums and discounts on fixed income securities.

For the year ended October 31, 2021, the Fund utilized $233,200 of its capital loss carryforwards.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

U.S. Fixed Income Balanced Risk Factor	$169,301,836	$2,086,171	$(910,553)	$1,175,618

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20

iShares ETF	Shares	Amount	Shares	Amount

U.S. Fixed Income Balanced Risk Factor
Shares sold	100,000	$10,005,380	300,000	$30,571,626
Shares redeemed	(250,000)	(25,244,712)	(400,000)	(40,191,862)

Net decrease	(150,000)	$(15,239,332)	(100,000)	$(9,620,236)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of iShares U.S. Fixed Income Balanced Risk Factor ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares U.S. Fixed Income Balanced Risk Factor ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	31

Important Tax Information (unaudited)

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends

U.S. Fixed Income Balanced Risk Factor	$2,190,302

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends

U.S. Fixed Income Balanced Risk Factor	$1,870,973

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares U.S. Fixed Income Balanced Risk Factor ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Agreement between the Trust and BFA (the “Advisory Agreement”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreement. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreement for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreement for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreement are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2021, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Agreement for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the May 7, 2021 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreement supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	33

Board Review and Approval of Investment Advisory Contract   (continued)

by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreement and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreement for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreement for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreement for the coming year.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

U.S. Fixed Income Balanced Risk Factor(a)	$1.707700	$—	$0.263685	$1.971385	87%	—%	13%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	35

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)   Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)   Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information   (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (66)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	37

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

CMT	Constant Maturity Treasury

LIBOR	London Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	39

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1013-1021

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the sixty-three series of the registrant for which the fiscal year-end is October 31, 2021 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $776,150 for the fiscal year ended October 31, 2020 and $825,100 for the fiscal year ended October 31, 2021.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2020 and October 31, 2021 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $226,860 for the fiscal year ended October 31, 2020 and $611,100 for the fiscal year ended October 31, 2021. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2020 and October 31, 2021 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2021 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $226,860 for the fiscal year ended October 31, 2020 and $611,100 for the fiscal year ended October 31, 2021.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: January 05, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: January 05, 2022

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: January 05, 2022